UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

BRIGHTHOUSE FUNDS TRUST I

(Exact name of registrant as specified in charter)

11225 North Community House Rd.

Charlotte, NC 28277

(Address of principal executive offices) (zip code)

Kristi Slavin

c/o Brighthouse Investment Advisers, LLC

11225 North Community House Rd.

Charlotte, NC 28277

(Name and address of agent for service)

Copy to:

Brian D. McCabe, Esq.

Ropes and Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5121

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Shareholders.

(a)	The Reports to Shareholders are attached herewith.

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the AB Global Dynamic Allocation Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$97	0.92%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Dow Jones Moderate Portfolio Index over the 12-month period ending December 31, 2025.  The Portfolio started the year overweight equities as cyclical indicators remained consistent with continued economic expansion. The Global Purchasing Managers Index was steady, with manufacturing improvement offsetting a moderation in services. Early in the year, Q4 2024 earnings results confirmed that expectations for mid-teens S&P 500 earnings growth in 2025 remained intact. In March, the Portfolio moved from an overweight equites posture to neutral, as the announced tariffs proved higher and broader than expected, and tariff-related anxiety continued to rise. The April Liberation Day sell‑off prompted a further reduction in equity exposure in response to elevated volatility. As volatility subsided in May, the Portfolio began to increase its equity exposure back towards neutral. In the back half of 2025, the Portfolio remained overweight equities as economic data supported continued expansion and initial tariff impacts appeared benign. The Portfolio ended the year overweight equities and fixed income. The Portfolio also ended the year overweight Emerging Market ("EM") equities and maintained a neutral allocation to Real Estate Investment Trusts.

Top Contributors:

  A tactical overweight to equities contributed to performance as equities rallied.

  The interest rate swap contributed as central bank policy expectations materially changed.

Top Detractors:

  A reduction in equity exposure, due to April Liberation Day volatility, caused the Portfolio to lag in the subsequent rapid recovery and detracted from returns.

  Average underweight to EM equites, as EM equities outperformed, also negatively affected performance.

Portfolio Performance

	Class B $15,942	MSCI All Country World Index $30,302	Bloomberg Global Aggregate Index $11,338	Dow Jones Moderate Portfolio Index $20,263
12/2015	$10,000	$10,000	$10,000	$10,000
12/2016	$10,360	$10,786	$10,209	$10,767
12/2017	$11,770	$13,372	$10,964	$12,397
12/2018	$10,950	$12,113	$10,832	$11,752
12/2019	$12,929	$15,335	$11,573	$13,938
12/2020	$13,716	$17,828	$12,637	$15,643
12/2021	$14,989	$21,133	$12,042	$17,114
12/2022	$11,927	$17,252	$10,086	$14,553
12/2023	$13,315	$21,082	$10,662	$16,401
12/2024	$14,289	$24,769	$10,482	$17,803
12/2025	$15,942	$30,302	$11,338	$20,263

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
AB Global Dynamic Allocation Portfolio - Class B	11.56%	3.05%	4.77%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index	8.17%	(2.15%)	1.26%
Dow Jones Moderate Portfolio Index	13.82%	5.31%	7.32%

Key Fund Statistics

Total Net Assets	$1,715,029,252
# of Portfolio Investments	1,796
Portfolio Turnover Rate	17%
Total Advisory Fees Paid	$10,809,800

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	2.8
Apple, Inc.	2.5
Microsoft Corp.	2.2
Alphabet, Inc.	2.0
Amazon.com, Inc.	1.4
Broadcom, Inc.	1.0
Meta Platforms, Inc.	0.9
Tesla, Inc.	0.8
Berkshire Hathaway, Inc.	0.6
JPMorgan Chase & Co.	0.5

Top 10 Fixed Income Issuers

U.S. Treasury Notes	19.8
U.S. Treasury Bonds	8.5
French Republic Government Bonds OAT	1.4
Federal National Mortgage Association	1.2
Italy Buoni Poliennali Del Tesoro	1.0
Japan Government Two Year Bonds	0.8
U.K. Gilts	0.7
Bundesrepublik Deutschland Bundesanleihe	0.6
Spain Government Bonds	0.5
Federal Home Loan Banks	0.4

Top 10 Countries

Value	Value
Switzerland	1.0
Netherlands	1.0
Spain	1.2
Italy	1.6
Australia	1.7
Germany	2.8
United Kingdom	2.9
France	3.1
Japan	6.3
United States	71.0

Asset Allocation

Value	Value
Rights	0.0Footnote Reference*
Investment Companies	0.0Footnote Reference*
Preferred Stocks	0.0Footnote Reference*
Short-Term Investments	1.7
Foreign Government	8.5
U.S. Treasury & Government Agencies	30.5
Common Stocks	58.3
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

AB International Bond Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the AB International Bond Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$64	0.62%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index during the 12-month period ending December 31, 2025. Outperformance was generally driven by both asset allocation and security selection decisions.

Top Contributors:

  Within Emerging Markets ("EM"), hard currency securities contributed to performance. An overweight to the High Yield EM Sovereigns and Quasi Sovereigns sectors, along with tactical overweight country exposures to Mexico, Colombia, Ecuador, and Morocco were the most notable contributors.

  Developed Market ("DM") Investment Grade ("IG") Corporates and Sovereigns/Treasuries, particularly in the U.S., contributed to performance.

  Off-benchmark allocations to securitized products, including Credit Risk Transfers, Collateralized Loan Obligations/Asset-Backed Securities, and Commercial Mortgage-Backed Securities, added to performance.

Top Detractors:

  EM IG Sovereign securities were the largest detractor.

  Duration positioning in DM Sovereign/Treasuries, specifically through exposures to Australia and Japan, detracted from performance as the Bank of Japan continued to raise interest rates.

  Overweight exposure to Brazil detracted from performance.

Portfolio Performance

	Class A $11,372	Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index $11,289
04/2019	$10,000	$10,000
12/2019	$10,490	$10,444
12/2020	$10,984	$10,855
12/2021	$10,783	$10,704
12/2022	$9,115	$9,659
12/2023	$9,960	$10,462
12/2024	$10,531	$10,982
12/2025	$11,372	$11,289

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	Since Inception 4/29/19
AB International Bond Portfolio - Class A	7.99%	0.70%	1.94%
Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index	2.80%	0.79%	1.83%

Key Fund Statistics

Total Net Assets	$400,803,625
# of Portfolio Investments	638
Portfolio Turnover Rate	109%
Total Advisory Fees Paid	$2,191,484

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

China Government Bonds	3.6
U.K. Gilts	3.2
Mexico Bonos	3.2
Japan Government Five Year Bonds	2.3
Japan Government Two Year Bonds	2.3
Italy Buoni Poliennali Del Tesoro	2.2
Petroleos Mexicanos	2.0
Dominican Republic International Bonds	2.0
Argentina Republic Government International Bonds	1.8
Spain Government Bonds	1.8

Asset Allocation

Value	Value
U.S. Treasury & Government Agencies	0.1
Agency Sponsored Mortgage-Backed Securities	0.7
Non-Agency Mortgage-Backed Securities	1.1
Asset-Backed Securities	1.4
Short-Term Investments	1.9
Corporate Bonds & Notes	31.3
Foreign Government	61.7

Top 10 Countries

Value	Value
Canada	2.4
Italy	2.8
Turkey	3.0
Colombia	3.3
China	4.2
France	4.7
United Kingdom	5.6
United States	6.8
Mexico	7.2
Japan	7.5

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

AB International Bond Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the AB International Bond Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$90	0.87%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index during the 12-month period ending December 31, 2025. Outperformance was generally driven by both asset allocation and security selection decisions.

Top Contributors:

  Within Emerging Markets ("EM"), hard currency securities contributed to performance. An overweight to the High Yield EM Sovereigns and Quasi Sovereigns sectors, along with tactical overweight country exposures to Mexico, Colombia, Ecuador, and Morocco were the most notable contributors.

  Developed Market ("DM") Investment Grade ("IG") Corporates and Sovereigns/Treasuries, particularly in the U.S., contributed to performance.

  Off-benchmark allocations to securitized products, including Credit Risk Transfers, Collateralized Loan Obligations/Asset-Backed Securities, and Commercial Mortgage-Backed Securities, added to performance.

Top Detractors:

  EM IG Sovereign securities were the largest detractor.

  Duration positioning in DM Sovereign/Treasuries, specifically through exposures to Australia and Japan, detracted from performance as the Bank of Japan continued to raise interest rates.

  Overweight exposure to Brazil detracted from performance.

Portfolio Performance

	Class B $11,199	Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index $11,289
04/2019	$10,000	$10,000
12/2019	$10,490	$10,444
12/2020	$10,950	$10,855
12/2021	$10,718	$10,704
12/2022	$9,041	$9,659
12/2023	$9,846	$10,462
12/2024	$10,391	$10,982
12/2025	$11,199	$11,289

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	Since Inception 4/29/19
AB International Bond Portfolio - Class B	7.77%	0.45%	1.71%
Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index	2.80%	0.79%	1.83%

Key Fund Statistics

Total Net Assets	$400,803,625
# of Portfolio Investments	638
Portfolio Turnover Rate	109%
Total Advisory Fees Paid	$2,191,484

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

China Government Bonds	3.6
U.K. Gilts	3.2
Mexico Bonos	3.2
Japan Government Five Year Bonds	2.3
Japan Government Two Year Bonds	2.3
Italy Buoni Poliennali Del Tesoro	2.2
Petroleos Mexicanos	2.0
Dominican Republic International Bonds	2.0
Argentina Republic Government International Bonds	1.8
Spain Government Bonds	1.8

Asset Allocation

Value	Value
U.S. Treasury & Government Agencies	0.1
Agency Sponsored Mortgage-Backed Securities	0.7
Non-Agency Mortgage-Backed Securities	1.1
Asset-Backed Securities	1.4
Short-Term Investments	1.9
Corporate Bonds & Notes	31.3
Foreign Government	61.7

Top 10 Countries

Value	Value
Canada	2.4
Italy	2.8
Turkey	3.0
Colombia	3.3
China	4.2
France	4.7
United Kingdom	5.6
United States	6.8
Mexico	7.2
Japan	7.5

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Allspring Mid Cap Value Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$77	0.75%

Management Discussion of Portfolio Performance

The Portfolio underperformed its benchmark over the 12-month period. The Portfolio faced some stylistic headwinds as mid-cap investors were drawn to some of the more speculative stocks that they believe would benefit most from the post April 8th recovery and the artificial intelligence buildout theme.

Top Contributors:

  Stock selection in Industrials and Utilities as well as an overweight to Industrials and an underweight to Real Estate contributed.

  A top contributor was AerCap Holdings N.V., the world’s largest aircraft and engine leasing business. We believe its acquisition of GECAS should provide AerCap with unrivaled advantages in customer relationships, purchasing power, and market information leading to outsized cash flow growth over time. During the most recent quarter, AerCap beat street estimates across the board, raised its 2025 guidance, and announced that it had repurchased an additional one billion dollars in stock. We believe the market continues to undervalue the assets and the cash-generating ability of these combined businesses, especially considering the swift lease rate inflation experienced over the past couple of years.

Top Detractors:

  Stock selection in Financials, Materials and Consumer Staples detracted.

  The largest detractor was Graphic Packaging Holding Co., a leading provider of paper-based packaging solutions serving defensive, yet growing, end markets such as food and beverage, food service, and health and beauty. The company's best-in-class assets in the consolidated boxboard industry enable highly customizable and sustainable packaging solutions that differentiate it from peers and deepen customer relationships. While near-term challenges persist, specifically slower consumer spending and overcapacity in certain competing products, we believe the company’s diverse portfolio and exposure to essential categories should help limit downside risk. Importantly, Graphic Packaging is entering a significant free cash flow generation cycle, supported by normalized capital expenditures and improved operating efficiency. We believe this inflection in cash flow should enhance balance sheet flexibility and enable a meaningful step-up in shareholder returns.

Portfolio Performance

	Class A $24,559	Russell 3000 Index $38,012	Russell Midcap Value Index $25,421
12/2015	$10,000	$10,000	$10,000
12/2016	$11,360	$11,274	$12,000
12/2017	$12,613	$13,656	$13,601
12/2018	$10,964	$12,940	$11,930
12/2019	$14,887	$16,954	$15,158
12/2020	$15,324	$20,495	$15,910
12/2021	$19,821	$25,754	$20,419
12/2022	$18,890	$20,808	$17,962
12/2023	$20,647	$26,209	$20,246
12/2024	$23,150	$32,448	$22,892
12/2025	$24,559	$38,012	$25,421

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Allspring Mid Cap Value Portfolio - Class A	6.09%	9.89%	9.40%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell Midcap Value Index	11.05%	9.83%	9.78%

Key Fund Statistics

Total Net Assets	$300,660,724
# of Portfolio Investments	91
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$2,021,801

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Teradyne, Inc.	3.6
American Electric Power Co., Inc.	3.0
Labcorp Holdings, Inc.	2.9
Jefferies Financial Group, Inc.	2.8
FirstEnergy Corp.	2.5
Vulcan Materials Co.	2.4
Charles River Laboratories International, Inc.	2.4
Fifth Third Bancorp	2.4
Annaly Capital Management, Inc.	2.3
Keurig Dr. Pepper, Inc.	2.3

Top 10 Sectors

Value	Value
Real Estate	3.7
Consumer Staples	4.2
Consumer Discretionary	5.7
Energy	6.5
Utilities	7.3
Materials	9.0
Health Care	10.6
Information Technology	12.2
Financials	14.9
Industrials	22.3

Top Countries

Value	Value
Canada	1.8
Ireland	2.0
United States	92.9

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Allspring Mid Cap Value Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$103	1.00%

Management Discussion of Portfolio Performance

The Portfolio underperformed its benchmark over the 12-month period. The Portfolio faced some stylistic headwinds as mid-cap investors were drawn to some of the more speculative stocks that they believe would benefit most from the post April 8th recovery and the artificial intelligence buildout theme.

Top Contributors:

  Stock selection in Industrials and Utilities as well as an overweight to Industrials and an underweight to Real Estate contributed.

  A top contributor was AerCap Holdings N.V., the world’s largest aircraft and engine leasing business. We believe its acquisition of GECAS should provide AerCap with unrivaled advantages in customer relationships, purchasing power, and market information leading to outsized cash flow growth over time. During the most recent quarter, AerCap beat street estimates across the board, raised its 2025 guidance, and announced that it had repurchased an additional one billion dollars in stock. We believe the market continues to undervalue the assets and the cash-generating ability of these combined businesses, especially considering the swift lease rate inflation experienced over the past couple of years.

Top Detractors:

  Stock selection in Financials, Materials and Consumer Staples detracted.

  The largest detractor was Graphic Packaging Holding Co., a leading provider of paper-based packaging solutions serving defensive, yet growing, end markets such as food and beverage, food service, and health and beauty. The company's best-in-class assets in the consolidated boxboard industry enable highly customizable and sustainable packaging solutions that differentiate it from peers and deepen customer relationships. While near-term challenges persist, specifically slower consumer spending and overcapacity in certain competing products, we believe the company’s diverse portfolio and exposure to essential categories should help limit downside risk. Importantly, Graphic Packaging is entering a significant free cash flow generation cycle, supported by normalized capital expenditures and improved operating efficiency. We believe this inflection in cash flow should enhance balance sheet flexibility and enable a meaningful step-up in shareholder returns.

Portfolio Performance

	Class B $23,924	Russell 3000 Index $38,012	Russell Midcap Value Index $25,421
12/2015	$10,000	$10,000	$10,000
12/2016	$11,318	$11,274	$12,000
12/2017	$12,539	$13,656	$13,601
12/2018	$10,873	$12,940	$11,930
12/2019	$14,736	$16,954	$15,158
12/2020	$15,136	$20,495	$15,910
12/2021	$19,518	$25,754	$20,419
12/2022	$18,549	$20,808	$17,962
12/2023	$20,221	$26,209	$20,246
12/2024	$22,619	$32,448	$22,892
12/2025	$23,924	$38,012	$25,421

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Allspring Mid Cap Value Portfolio - Class B	5.77%	9.59%	9.11%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell Midcap Value Index	11.05%	9.83%	9.78%

Key Fund Statistics

Total Net Assets	$300,660,724
# of Portfolio Investments	91
Portfolio Turnover Rate	35%
Total Advisory Fees Paid	$2,021,801

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Teradyne, Inc.	3.6
American Electric Power Co., Inc.	3.0
Labcorp Holdings, Inc.	2.9
Jefferies Financial Group, Inc.	2.8
FirstEnergy Corp.	2.5
Vulcan Materials Co.	2.4
Charles River Laboratories International, Inc.	2.4
Fifth Third Bancorp	2.4
Annaly Capital Management, Inc.	2.3
Keurig Dr. Pepper, Inc.	2.3

Top 10 Sectors

Value	Value
Real Estate	3.7
Consumer Staples	4.2
Consumer Discretionary	5.7
Energy	6.5
Utilities	7.3
Materials	9.0
Health Care	10.6
Information Technology	12.2
Financials	14.9
Industrials	22.3

Top Countries

Value	Value
Canada	1.8
Ireland	2.0
United States	92.9

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

American Funds® Aggressive Allocation Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the American Funds® Aggressive Allocation Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$35	0.32%

Management Discussion of Portfolio Performance

The American Funds Aggressive Allocation Portfolio outperformed the Dow Jones Moderately Aggressive Portfolio Index over the twelve-month period ended December 31, 2025. Relative results were positively impacted by the underlying domestic equity portfolios, international equity portfolios, and an overweight to equity offset the negative impact by the underlying fixed income portfolios.

Top Contributors:

  In domestic equity, the American Funds Fundamental Investors Fund was a contributor to results from positions in the Information Technology, Industrials, and Communication Services sectors.

  In international equity, the American Funds International Growth and Income Fund had a positive impact on results from positions in the Financials, Industrials, and Information Technology sectors.

  The American Funds Insurance Series ("AFIS") International Fund further contributed to results over the period and benefitted from positions in the Financials, Information Technology, and Industrials sectors.

Top Detractors:

  In fixed income, the AFIS The Bond Fund of America was a detractor to results.

  The American Funds U.S. Government Securities Fund had a negative impact on results.

  The American Funds High-Income Trust Fund detracted from results.

Portfolio Performance

	Class B $28,959	MSCI All Country World Index $30,302	Bloomberg Global Aggregate Index $11,338	Dow Jones Moderately Aggressive Portfolio Index $24,436
12/2015	$10,000	$10,000	$10,000	$10,000
12/2016	$10,928	$10,786	$10,209	$10,931
12/2017	$13,301	$13,372	$10,964	$13,016
12/2018	$12,566	$12,113	$10,832	$12,062
12/2019	$15,588	$15,335	$11,573	$14,817
12/2020	$18,291	$17,828	$12,637	$16,912
12/2021	$21,256	$21,133	$12,042	$19,288
12/2022	$17,352	$17,252	$10,086	$16,282
12/2023	$20,937	$21,082	$10,662	$18,820
12/2024	$24,068	$24,769	$10,482	$20,935
12/2025	$28,959	$30,302	$11,338	$24,436

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
American Funds® Aggressive Allocation Portfolio - Class B	20.32%	9.62%	11.22%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index	8.17%	(2.15%)	1.26%
Dow Jones Moderately Aggressive Portfolio Index	16.72%	7.64%	9.35%

Key Fund Statistics

Total Net Assets	$2,927,983,116
# of Portfolio Investments	14
Portfolio Turnover Rate	9%
Total Advisory Fees Paid	$1,813,376

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

American Funds AMCAP Fund, Class R-6	11.5
American Funds International Growth & Income Fund, Class R-6	11.1
American Funds Fundamental Investors Fund, Class R-6	11.0
American Funds Growth Fund, Class 1	10.5
American Funds Growth-Income Fund, Class 1	10.0
American Funds Washington Mutual Investors Fund, Class 1	10.0
American Funds International Fund, Class 1	9.1
American Funds American Mutual Fund, Class R-6	9.0
American Funds Smallcap World Fund, Inc., Class R6	5.0
American Funds The Bond Fund of America, Class 1	4.9

Asset Allocation

Value	Value
Global Fixed Income	1.5
High Yield Fixed Income	2.0
Emerging Market Equities	3.0
Global Equities	5.0
Investment Grade Fixed Income	6.4
International Developed Market Equities	20.2
U.S. Large Cap Equities	62.0

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On April 28, 2025, the Portfolio changed its name from American Funds Growth Allocation Portfolio to American Funds Aggressive Allocation Portfolio.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

American Funds® Aggressive Allocation Portfolio: Class C

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the American Funds® Aggressive Allocation Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$68	0.62%

Management Discussion of Portfolio Performance

The American Funds Aggressive Allocation Portfolio outperformed the Dow Jones Moderately Aggressive Portfolio Index over the twelve-month period ended December 31, 2025. Relative results were positively impacted by the underlying domestic equity portfolios, international equity portfolios, and an overweight to equity offset the negative impact by the underlying fixed income portfolios.

Top Contributors:

  In domestic equity, the American Funds Fundamental Investors Fund was a contributor to results from positions in the Information Technology, Industrials, and Communication Services sectors.

  In international equity, the American Funds International Growth and Income Fund had a positive impact on results from positions in the Financials, Industrials, and Information Technology sectors.

  The American Funds Insurance Series ("AFIS") International Fund further contributed to results over the period and benefitted from positions in the Financials, Information Technology, and Industrials sectors.

Top Detractors:

  In fixed income, the AFIS The Bond Fund of America was a detractor to results.

  The American Funds U.S. Government Securities Fund had a negative impact on results.

  The American Funds High-Income Trust Fund detracted from results.

Portfolio Performance

	Class C $28,101	MSCI All Country World Index $30,302	Bloomberg Global Aggregate Index $11,338	Dow Jones Moderately Aggressive Portfolio Index $24,436
12/2015	$10,000	$10,000	$10,000	$10,000
12/2016	$10,896	$10,786	$10,209	$10,931
12/2017	$13,222	$13,372	$10,964	$13,016
12/2018	$12,459	$12,113	$10,832	$12,062
12/2019	$15,404	$15,335	$11,573	$14,817
12/2020	$18,011	$17,828	$12,637	$16,912
12/2021	$20,875	$21,133	$12,042	$19,288
12/2022	$17,009	$17,252	$10,086	$16,282
12/2023	$20,457	$21,082	$10,662	$18,820
12/2024	$23,438	$24,769	$10,482	$20,935
12/2025	$28,101	$30,302	$11,338	$24,436

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
American Funds® Aggressive Allocation Portfolio - Class C	19.90%	9.30%	10.88%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index	8.17%	(2.15%)	1.26%
Dow Jones Moderately Aggressive Portfolio Index	16.72%	7.64%	9.35%

Key Fund Statistics

Total Net Assets	$2,927,983,116
# of Portfolio Investments	14
Portfolio Turnover Rate	9%
Total Advisory Fees Paid	$1,813,376

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

American Funds AMCAP Fund, Class R-6	11.5
American Funds International Growth & Income Fund, Class R-6	11.1
American Funds Fundamental Investors Fund, Class R-6	11.0
American Funds Growth Fund, Class 1	10.5
American Funds Growth-Income Fund, Class 1	10.0
American Funds Washington Mutual Investors Fund, Class 1	10.0
American Funds International Fund, Class 1	9.1
American Funds American Mutual Fund, Class R-6	9.0
American Funds Smallcap World Fund, Inc., Class R6	5.0
American Funds The Bond Fund of America, Class 1	4.9

Asset Allocation

Value	Value
Global Fixed Income	1.5
High Yield Fixed Income	2.0
Emerging Market Equities	3.0
Global Equities	5.0
Investment Grade Fixed Income	6.4
International Developed Market Equities	20.2
U.S. Large Cap Equities	62.0

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On April 28, 2025, the Portfolio changed its name from American Funds Growth Allocation Portfolio to American Funds Aggressive Allocation Portfolio.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

American Funds® Balanced Allocation Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the American Funds® Balanced Allocation Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$35	0.32%

Management Discussion of Portfolio Performance

The American Funds Balanced Allocation Portfolio outperformed the Dow Jones Moderate Portfolio Index over the twelve-month period ended December 31, 2025.  Relative results were positively impacted by the underlying domestic equity portfolios, international equity portfolios, and an overweight to equity and offset the negative impact by the underlying fixed income portfolios.

Top Contributors:

  In domestic equity, the American Funds Fundamental Investors Fund was a contributor to results from positions in the Information Technology, Industrials, and Communication Services sectors.

  In international equity, the American Funds International Growth and Income Fund had a positive impact on results from positions in the Financials, Industrials, and Information Technology sectors.

  The American Funds Insurance Series ("AFIS") International Fund further contributed to results over the period and benefitted from positions in the Financials, Information Technology, and Industrials sectors.

Top Detractors:

  In fixed income, the AFIS The Bond Fund of America was a detractor to results.

  The American Funds U.S. Government Securities Fund had a negative impact on results.

  The American Funds High-Income Trust Fund detracted from results.

Portfolio Performance

	Class B $24,352	MSCI All Country World Index $30,302	Bloomberg Global Aggregate Index $11,338	Dow Jones Moderate Portfolio Index $20,263
12/2015	$10,000	$10,000	$10,000	$10,000
12/2016	$10,804	$10,786	$10,209	$10,767
12/2017	$12,661	$13,372	$10,964	$12,397
12/2018	$12,161	$12,113	$10,832	$11,752
12/2019	$14,578	$15,335	$11,573	$13,938
12/2020	$16,887	$17,828	$12,637	$15,643
12/2021	$19,006	$21,133	$12,042	$17,114
12/2022	$15,864	$17,252	$10,086	$14,553
12/2023	$18,516	$21,082	$10,662	$16,401
12/2024	$20,751	$24,769	$10,482	$17,803
12/2025	$24,352	$30,302	$11,338	$20,263

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
American Funds® Balanced Allocation Portfolio - Class B	17.35%	7.60%	9.31%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index	8.17%	(2.15%)	1.26%
Dow Jones Moderate Portfolio Index	13.82%	5.31%	7.32%

Key Fund Statistics

Total Net Assets	$4,032,715,542
# of Portfolio Investments	14
Portfolio Turnover Rate	8%
Total Advisory Fees Paid	$2,372,974

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

American Funds The Bond Fund of America, Class 1	13.2
American Funds U.S. Government Securities Fund, Class R-6	10.5
American Funds Growth-Income Fund, Class 1	9.0
American Funds International Growth & Income Fund, Class R-6	8.8
American Funds Growth Fund, Class 1	8.5
American Funds Fundamental Investors Fund, Class R-6	8.0
American Funds AMCAP Fund, Class R-6	8.0
American Funds Washington Mutual Investors Fund, Class 1	8.0
American Funds American Mutual Fund, Class R-6	7.0
American Funds International Fund, Class 1	6.8

Asset Allocation

Value	Value
Emerging Market Equities	2.0
Global Fixed Income	2.7
Global Equities	3.0
High Yield Fixed Income	4.5
International Developed Market Equities	15.6
Investment Grade Fixed Income	23.7
U.S. Large Cap Equities	48.5

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

American Funds® Balanced Allocation Portfolio: Class C

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the American Funds® Balanced Allocation Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$67	0.62%

Management Discussion of Portfolio Performance

The American Funds Balanced Allocation Portfolio outperformed the Dow Jones Moderate Portfolio Index over the twelve-month period ended December 31, 2025.  Relative results were positively impacted by the underlying domestic equity portfolios, international equity portfolios, and an overweight to equity and offset the negative impact by the underlying fixed income portfolios.

Top Contributors:

  In domestic equity, the American Funds Fundamental Investors Fund was a contributor to results from positions in the Information Technology, Industrials, and Communication Services sectors.

  In international equity, the American Funds International Growth and Income Fund had a positive impact on results from positions in the Financials, Industrials, and Information Technology sectors.

  The American Funds Insurance Series ("AFIS") International Fund further contributed to results over the period and benefitted from positions in the Financials, Information Technology, and Industrials sectors.

Top Detractors:

  In fixed income, the AFIS The Bond Fund of America was a detractor to results.

  The American Funds U.S. Government Securities Fund had a negative impact on results.

  The American Funds High-Income Trust Fund detracted from results.

Portfolio Performance

	Class C $23,644	MSCI All Country World Index $30,302	Bloomberg Global Aggregate Index $11,338	Dow Jones Moderate Portfolio Index $20,263
12/2015	$10,000	$10,000	$10,000	$10,000
12/2016	$10,781	$10,786	$10,209	$10,767
12/2017	$12,598	$13,372	$10,964	$12,397
12/2018	$12,055	$12,113	$10,832	$11,752
12/2019	$14,409	$15,335	$11,573	$13,938
12/2020	$16,652	$17,828	$12,637	$15,643
12/2021	$18,674	$21,133	$12,042	$17,114
12/2022	$15,544	$17,252	$10,086	$14,553
12/2023	$18,106	$21,082	$10,662	$16,401
12/2024	$20,206	$24,769	$10,482	$17,803
12/2025	$23,644	$30,302	$11,338	$20,263

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
American Funds® Balanced Allocation Portfolio - Class C	17.02%	7.26%	8.99%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index	8.17%	(2.15%)	1.26%
Dow Jones Moderate Portfolio Index	13.82%	5.31%	7.32%

Key Fund Statistics

Total Net Assets	$4,032,715,542
# of Portfolio Investments	14
Portfolio Turnover Rate	8%
Total Advisory Fees Paid	$2,372,974

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

American Funds The Bond Fund of America, Class 1	13.2
American Funds U.S. Government Securities Fund, Class R-6	10.5
American Funds Growth-Income Fund, Class 1	9.0
American Funds International Growth & Income Fund, Class R-6	8.8
American Funds Growth Fund, Class 1	8.5
American Funds Fundamental Investors Fund, Class R-6	8.0
American Funds AMCAP Fund, Class R-6	8.0
American Funds Washington Mutual Investors Fund, Class 1	8.0
American Funds American Mutual Fund, Class R-6	7.0
American Funds International Fund, Class 1	6.8

Asset Allocation

Value	Value
Emerging Market Equities	2.0
Global Fixed Income	2.7
Global Equities	3.0
High Yield Fixed Income	4.5
International Developed Market Equities	15.6
Investment Grade Fixed Income	23.7
U.S. Large Cap Equities	48.5

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

American Funds® Growth Portfolio: Class C

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the American Funds® Growth Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment. The expense table below reflects the expenses of both the American Funds Growth Portfolio (the "Feeder Fund") and the Master Fund.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$99	0.90%

Management Discussion of Portfolio Performance

For the year ended December 31, 2025, the Portfolio outperformed its benchmark, the S&P 500 Index.  U.S. equities delivered solid returns in 2025, as strong gains from growth sectors supported performance. Resilient consumer spending and moderating inflation drove the S&P 500 Index to post robust gains for the year. Strong consumer spending boosted the U.S. economy, especially in the third quarter. However, persistent softness in the labor market prompted the U.S. Federal Reserve to deliver three 25-basis-point rate cuts in the second half of the year.

Top Contributors:

  Positive results for holdings in the Information Technology, Communication Services, Industrials, and Materials sectors contributed to relative returns.

Top Detractors:

  Holdings in the Financials and Energy sectors detracted from the Portfolio's relative performance.

Portfolio Performance

	Class C $50,596	S&P 500 Index $39,827
12/2015	$10,000	$10,000
12/2016	$10,910	$11,196
12/2017	$13,954	$13,640
12/2018	$13,884	$13,042
12/2019	$18,096	$17,149
12/2020	$27,440	$20,304
12/2021	$33,373	$26,132
12/2022	$23,307	$21,399
12/2023	$32,162	$27,025
12/2024	$42,204	$33,786
12/2025	$50,596	$39,827

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
American Funds® Growth Portfolio - Class C	19.88%	13.02%	17.60%
S&P 500 Index	17.88%	14.42%	14.82%

Key Fund Statistics

Total Net Assets	$1,987,861,627
# of Portfolio Investments	1
Portfolio Turnover Rate	10%
Total Advisory Fees Paid	$0

What did the Portfolio invest in?

The tables below show the investment make up of American Funds Insurance Series Growth Fund (the Master Fund), in which the Feeder Fund invests, representing a percentage of total net assets.

Top Equity Holdings

Meta Platforms, Inc.	7.7
Tesla, Inc.	6.2
Alphabet, Inc.	5.7
NVIDIA Corp.	5.0
Broadcom, Inc.	4.5
Microsoft Corp.	4.2
Micron Technology, Inc.	2.2
Intuitive Surgical, Inc.	2.1
Netflix, Inc.	2.1
Amazon.com, Inc.	2.0

Top 10 Sectors

Value	Value
Real Estate	0.7
Energy	1.5
Materials	1.8
Consumer Staples	1.9
Financials	7.4
Industrials	9.2
Health Care	11.0
Consumer Discretionary	15.7
Communication Services	17.1
Information Technology	30.7

Top 10 Countries

Value	Value
Switzerland	0.2
Israel	0.2
Ireland	0.2
Netherlands	0.3
Mexico	0.3
France	0.8
South Korea	0.8
Taiwan	1.0
Canada	4.0
United States	89.3

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

American Funds® Moderate Allocation Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the American Funds® Moderate Allocation Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$35	0.33%

Management Discussion of Portfolio Performance

The American Funds Moderate Allocation Portfolio outperformed the Dow Jones Moderate Portfolio Index over the twelve-month period ended December 31, 2025.  Relative results were positively impacted by the underlying domestic equity and international equity portfolios and offset the negative impact by the underlying fixed income portfolios.

Top Contributors:

  In domestic equity, the American Funds Fundamental Investors Fund was a contributor to results from positions in the Information Technology, Industrials, and Communication Services sectors.

  In international equity, the American Funds International Growth and Income Fund had a positive impact on results from positions in the Financials, Industrials, and Information Technology sectors.

  The American Funds Insurance Series ("AFIS") International Fund further contributed to results over the period and benefited from positions in the Financials, Information Technology, and Industrials sectors.

Top Detractors:

  In fixed income, the AFIS - The Bond Fund of America was a detractor to results.

  The American Funds U.S. Government Securities Fund had a negative impact on results.

  The Funds American High-Income Trust  Fund detracted from results.

Portfolio Performance

	Class B $20,830	MSCI All Country World Index $30,302	Bloomberg Global Aggregate Index $11,338	Dow Jones Moderate Portfolio Index $20,263
12/2015	$10,000	$10,000	$10,000	$10,000
12/2016	$10,725	$10,786	$10,209	$10,767
12/2017	$12,159	$13,372	$10,964	$12,397
12/2018	$11,777	$12,113	$10,832	$11,752
12/2019	$13,732	$15,335	$11,573	$13,938
12/2020	$15,558	$17,828	$12,637	$15,643
12/2021	$17,111	$21,133	$12,042	$17,114
12/2022	$14,646	$17,252	$10,086	$14,553
12/2023	$16,583	$21,082	$10,662	$16,401
12/2024	$18,148	$24,769	$10,482	$17,803
12/2025	$20,830	$30,302	$11,338	$20,263

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
American Funds® Moderate Allocation Portfolio - Class B	14.78%	6.01%	7.61%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index	8.17%	(2.15%)	1.26%
Dow Jones Moderate Portfolio Index	13.82%	5.31%	7.32%

Key Fund Statistics

Total Net Assets	$1,920,002,389
# of Portfolio Investments	14
Portfolio Turnover Rate	8%
Total Advisory Fees Paid	$1,337,110

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

American Funds U.S. Government Securities Fund, Class R-6	19.1
American Funds The Bond Fund of America, Class 1	18.5
American Funds American Mutual Fund, Class R-6	8.0
American Funds Growth-Income Fund, Class 1	8.0
American Funds Washington Mutual Investors Fund, Class 1	8.0
American Funds International Growth & Income Fund, Class R-6	6.5
American Funds High-Income Trust Fund, Class R-6	6.0
American Funds International Fund, Class 1	5.5
American Funds Fundamental Investors Fund, Class R-6	5.0
American Funds AMCAP Fund, Class R-6	5.0

Asset Allocation

Value	Value
Global Equities	1.0
Emerging Market Equities	1.0
Global Fixed Income	3.5
High Yield Fixed Income	6.0
International Developed Market Equities	12.1
Investment Grade Fixed Income	37.6
U.S. Large Cap Equities	38.9

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

American Funds® Moderate Allocation Portfolio: Class C

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the American Funds® Moderate Allocation Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$68	0.63%

Management Discussion of Portfolio Performance

The American Funds Moderate Allocation Portfolio outperformed the Dow Jones Moderate Portfolio Index over the twelve-month period ended December 31, 2025.  Relative results were positively impacted by the underlying domestic equity and international equity portfolios and offset the negative impact by the underlying fixed income portfolios.

Top Contributors:

  In domestic equity, the American Funds Fundamental Investors Fund was a contributor to results from positions in the Information Technology, Industrials, and Communication Services sectors.

  In international equity, the American Funds International Growth and Income Fund had a positive impact on results from positions in the Financials, Industrials, and Information Technology sectors.

  The American Funds Insurance Series ("AFIS") International Fund further contributed to results over the period and benefited from positions in the Financials, Information Technology, and Industrials sectors.

Top Detractors:

  In fixed income, the AFIS - The Bond Fund of America was a detractor to results.

  The American Funds U.S. Government Securities Fund had a negative impact on results.

  The Funds American High-Income Trust  Fund detracted from results.

Portfolio Performance

	Class C $20,228	MSCI All Country World Index $30,302	Bloomberg Global Aggregate Index $11,338	Dow Jones Moderate Portfolio Index $20,263
12/2015	$10,000	$10,000	$10,000	$10,000
12/2016	$10,701	$10,786	$10,209	$10,767
12/2017	$12,089	$13,372	$10,964	$12,397
12/2018	$11,676	$12,113	$10,832	$11,752
12/2019	$13,562	$15,335	$11,573	$13,938
12/2020	$15,324	$17,828	$12,637	$15,643
12/2021	$16,801	$21,133	$12,042	$17,114
12/2022	$14,343	$17,252	$10,086	$14,553
12/2023	$16,196	$21,082	$10,662	$16,401
12/2024	$17,672	$24,769	$10,482	$17,803
12/2025	$20,228	$30,302	$11,338	$20,263

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
American Funds® Moderate Allocation Portfolio - Class C	14.46%	5.71%	7.30%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index	8.17%	(2.15%)	1.26%
Dow Jones Moderate Portfolio Index	13.82%	5.31%	7.32%

Key Fund Statistics

Total Net Assets	$1,920,002,389
# of Portfolio Investments	14
Portfolio Turnover Rate	8%
Total Advisory Fees Paid	$1,337,110

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

American Funds U.S. Government Securities Fund, Class R-6	19.1
American Funds The Bond Fund of America, Class 1	18.5
American Funds American Mutual Fund, Class R-6	8.0
American Funds Growth-Income Fund, Class 1	8.0
American Funds Washington Mutual Investors Fund, Class 1	8.0
American Funds International Growth & Income Fund, Class R-6	6.5
American Funds High-Income Trust Fund, Class R-6	6.0
American Funds International Fund, Class 1	5.5
American Funds Fundamental Investors Fund, Class R-6	5.0
American Funds AMCAP Fund, Class R-6	5.0

Asset Allocation

Value	Value
Global Equities	1.0
Emerging Market Equities	1.0
Global Fixed Income	3.5
High Yield Fixed Income	6.0
International Developed Market Equities	12.1
Investment Grade Fixed Income	37.6
U.S. Large Cap Equities	38.9

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the BlackRock Global Tactical Strategies Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$93	0.88%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Dow Jones Moderate Portfolio Index ("DJM") over the 12-month period ending December 31, 2025. The Portfolio returned 11.44%, while the DJM returned 13.82%. The 10-year interest rate swap was the main contributor, while the volatility control mechanism was a key detractor after being engaged in the second quarter of the year, before fully re-risking by the end of the quarter.

Top Contributors:

  The 10-year interest rate swap contributed to performance as yields ended the year lower given heightened volatility driven by shifting U.S. Federal Reserve rate policies, resulting in three cuts throughout the year amid concerns around inflationary fiscal policies.

  For a majority of the year, the Portfolio held an overweight to Developed Markets, including Japan and Europe, while entering into an underweight in the U.S. Technology sector as market pricing appeared stretched. Directional equity positioning contributed to performance over the year, driven by Japanese equity performance as domestic growth remained attractive relative to other regions.

  Performance was supported by the Portfolio's higher allocation to Non-U.S. Developed Markets relative to the DJM given foreign investor appetite for Non-U.S. equities as U.S. Technology valuations remain high, driven by the artificial intelligence theme.

Top Detractors:

  Volatility control was a drag on performance amid a sentiment-driven pullback triggered by "Liberation Day", the Trump administration's announcement of sweeping trade restrictions, which led to the Portfolio de-risking in the second quarter of 2025. Markets rebounded following the Trump administration’s subsequent decision to reverse course and implement a 90-day pause. The Portfolio fully re-risked before quarter-end.

  Currency positioning detracted, mainly from the Japanese yen versus the U.S. dollar, as the yen remained steady despite improvements in the growth outlook in Japan and higher yields.

  The Portfolio’s lower allocation to Emerging Market Equities and International Fixed Income relative to the DJM was also a detractor, as Emerging Markets saw material gains during the year, supported by a weaker U.S. dollar.

Portfolio Performance

	Class B $16,443	MSCI All Country World Index $30,302	Bloomberg Global Aggregate Index $11,338	Dow Jones Moderate Portfolio Index $20,263
12/2015	$10,000	$10,000	$10,000	$10,000
12/2016	$10,443	$10,786	$10,209	$10,767
12/2017	$11,833	$13,372	$10,964	$12,397
12/2018	$10,983	$12,113	$10,832	$11,752
12/2019	$13,248	$15,335	$11,573	$13,938
12/2020	$13,819	$17,828	$12,637	$15,643
12/2021	$15,172	$21,133	$12,042	$17,114
12/2022	$12,307	$17,252	$10,086	$14,553
12/2023	$13,945	$21,082	$10,662	$16,401
12/2024	$14,755	$24,769	$10,482	$17,803
12/2025	$16,443	$30,302	$11,338	$20,263

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
BlackRock Global Tactical Strategies Portfolio - Class B	11.44%	3.54%	5.10%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index	8.17%	(2.15%)	1.26%
Dow Jones Moderate Portfolio Index	13.82%	5.31%	7.32%

Key Fund Statistics

Total Net Assets	$2,847,866,442
# of Portfolio Investments	70
Portfolio Turnover Rate	17%
Total Advisory Fees Paid	$17,686,831

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

iShares Core MSCI EAFE ETF	25.2
Vanguard Total Bond Market ETF	20.6
iShares Core S&P 500 ETF	16.8
iShares Core U.S. Aggregate Bond ETF	14.9
State Street Technology Select Sector SPDR ETF	2.9
iShares U.S. Real Estate ETF	2.0
State Street Financial Select Sector SPDR ETF	1.3
State Street Communication Services Select Sector SPDR ETF	1.1
State Street Consumer Discretionary Select Sector SPDR ETF	1.0
State Street Health Care Select Sector SPDR ETF	0.9

Asset Allocation

Value	Value
U.S. Small Cap Equities	1.8
Real Estate Equities	2.0
Commodities	4.1
U.S. Large Cap Equities	25.0
Investment Grade Fixed Income	26.8
International Developed Market Equities	28.5

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

BlackRock High Yield Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the BlackRock High Yield Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$66	0.63%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index over the 12-month period ending December 31, 2025. Both asset allocation and strong security selection were positive drivers to the relative outperformance. Despite tariffs and occasional negative credit headlines creating bouts of volatility, High Yield bonds performed well in 2025, characterized by strong carry‑driven returns, robust refinancing‑led issuance, tight spreads, and below‑average defaults. Higher quality High Yield bonds led performance over the year, though each High Yield rating cohort returned greater than 8% in total returns. Spreads have continued to stay tight despite episodic volatility throughout the year, underlining the resilience that the market has exhibited.

Top Contributors:

  Security selection within Technology, Retailers, and Media and Entertainment were key positive contributors.

  Security selection within CCC- rated securities, as well as underweights to stressed and distressed issuers rated CC and C strongly contributed to performance.

  The Portfolio's out-of-benchmark position in Investment Grade Credit was also a positive contributor to performance in 2025.

Top Detractors:

  Security selection within Cable and Satellite, Midstream, and Independent Energy detracted from performance.

  The Portfolio's tactical allocation to Bank Loans was a detractor over the year as the asset class underperformed High Yield bonds.

Portfolio Performance

	Class A $18,975	Bloomberg U.S. Universal Bond Index $12,721	Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index $18,806
12/2015	$10,000	$10,000	$10,000
12/2016	$11,426	$10,391	$11,713
12/2017	$12,348	$10,816	$12,592
12/2018	$12,029	$10,789	$12,329
12/2019	$13,839	$11,791	$14,095
12/2020	$14,913	$12,684	$15,088
12/2021	$15,739	$12,544	$15,882
12/2022	$14,139	$10,914	$14,106
12/2023	$16,035	$11,588	$16,002
12/2024	$17,385	$11,824	$17,313
12/2025	$18,975	$12,721	$18,806

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
BlackRock High Yield Portfolio - Class A	9.15%	4.94%	6.62%
Bloomberg U.S. Universal Bond Index	7.58%	0.06%	2.44%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	8.62%	4.50%	6.52%

Key Fund Statistics

Total Net Assets	$1,080,813,621
# of Portfolio Investments	1,231
Portfolio Turnover Rate	54%
Total Advisory Fees Paid	$5,831,198

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

Level 3 Financing, Inc.	2.0
Beignet Investor LLC	2.0
HUB International Ltd.	1.8
TransDigm, Inc.	1.6
Cloud Software Group, Inc.	1.3
Clear Channel Outdoor Holdings, Inc.	1.2
1261229 BC Ltd.	1.1
NRG Energy, Inc.	1.1
Athenahealth Group, Inc.	1.1
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer	1.0

Top 10 Sectors

Value	Value
Oil & Gas	3.0
Electric	3.0
Internet	3.2
Chemicals	3.2
Diversified Financial Services	3.9
Media	4.8
Software	5.1
Insurance	6.2
Commercial Services	6.9
Telecommunications	7.9

Asset Allocation

Value	Value
Escrow Shares	0.0Footnote Reference*
Convertible Preferred Stocks	0.1
Convertible Bonds	0.5
Common Stocks	0.6
Short-Term Investments	2.8
Floating Rate Loans	6.8
Corporate Bonds & Notes	87.9
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

BlackRock High Yield Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the BlackRock High Yield Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$92	0.88%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index over the 12-month period ending December 31, 2025. Both asset allocation and strong security selection were positive drivers to the relative outperformance. Despite tariffs and occasional negative credit headlines creating bouts of volatility, High Yield bonds performed well in 2025, characterized by strong carry‑driven returns, robust refinancing‑led issuance, tight spreads, and below‑average defaults. Higher quality High Yield bonds led performance over the year, though each High Yield rating cohort returned greater than 8% in total returns. Spreads have continued to stay tight despite episodic volatility throughout the year, underlining the resilience that the market has exhibited.

Top Contributors:

  Security selection within Technology, Retailers, and Media and Entertainment were key positive contributors.

  Security selection within CCC- rated securities, as well as underweights to stressed and distressed issuers rated CC and C strongly contributed to performance.

  The Portfolio's out-of-benchmark position in Investment Grade Credit was also a positive contributor to performance in 2025.

Top Detractors:

  Security selection within Cable and Satellite, Midstream, and Independent Energy detracted from performance.

  The Portfolio's tactical allocation to Bank Loans was a detractor over the year as the asset class underperformed High Yield bonds.

Portfolio Performance

	Class B $18,510	Bloomberg U.S. Universal Bond Index $12,721	Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index $18,806
12/2015	$10,000	$10,000	$10,000
12/2016	$11,398	$10,391	$11,713
12/2017	$12,282	$10,816	$12,592
12/2018	$11,929	$10,789	$12,329
12/2019	$13,701	$11,791	$14,095
12/2020	$14,729	$12,684	$15,088
12/2021	$15,492	$12,544	$15,882
12/2022	$13,891	$10,914	$14,106
12/2023	$15,707	$11,588	$16,002
12/2024	$16,993	$11,824	$17,313
12/2025	$18,510	$12,721	$18,806

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
BlackRock High Yield Portfolio - Class B	8.93%	4.68%	6.35%
Bloomberg U.S. Universal Bond Index	7.58%	0.06%	2.44%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	8.62%	4.50%	6.52%

Key Fund Statistics

Total Net Assets	$1,080,813,621
# of Portfolio Investments	1,231
Portfolio Turnover Rate	54%
Total Advisory Fees Paid	$5,831,198

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

Level 3 Financing, Inc.	2.0
Beignet Investor LLC	2.0
HUB International Ltd.	1.8
TransDigm, Inc.	1.6
Cloud Software Group, Inc.	1.3
Clear Channel Outdoor Holdings, Inc.	1.2
1261229 BC Ltd.	1.1
NRG Energy, Inc.	1.1
Athenahealth Group, Inc.	1.1
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer	1.0

Top 10 Sectors

Value	Value
Oil & Gas	3.0
Electric	3.0
Internet	3.2
Chemicals	3.2
Diversified Financial Services	3.9
Media	4.8
Software	5.1
Insurance	6.2
Commercial Services	6.9
Telecommunications	7.9

Asset Allocation

Value	Value
Escrow Shares	0.0Footnote Reference*
Convertible Preferred Stocks	0.1
Convertible Bonds	0.5
Common Stocks	0.6
Short-Term Investments	2.8
Floating Rate Loans	6.8
Corporate Bonds & Notes	87.9
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse Asset Allocation 100 Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$9	0.08%

Management Discussion of Portfolio Performance

The Brighthouse Asset Allocation 100 Portfolio underperformed the Dow Jones Aggressive Portfolio Index over the twelve-month period ended December 31, 2025.  Relative results were negatively impacted by the underlying large cap equity and small cap equity portfolios and offset the positive impacts by the international equity portfolios.

Top Contributors:

  In international equity, the Brighthouse/Dimensional International Small Company Portfolio contributed to results from positions held in the Industrials, Materials, and Financials sectors.

  The SSGA Emerging Markets Enhanced Index Portfolio contributed to results from positions held in the Information Technology, Financials, and Consumer Discretionary sectors.

  The Harris Oakmark International Portfolio was a contributor to results and benefitted from positions in the Health Care, Consumer Discretionary, and Financials sectors.

Top Detractors:

  In large cap equity, the Brighthouse/Wellington Core Equity Opportunities Portfolio had a negative impact on results as positions in the Consumer Staples and Real Estate sectors detracted over the period.

  The T. Rowe Price Large Cap Value Portfolio had a negative impact on results from positions held in the Materials, Real Estate, and Consumer Staples sectors.

  In small cap equity, the Brighthouse Small Cap Value Portfolio was a detractor to results from positions held in the Materials, Consumer Staples, and Health Care sectors.

Portfolio Performance

	Class A $28,326	MSCI All Country World Index $30,302	Dow Jones Aggressive Portfolio Index $29,495
12/2015	$10,000	$10,000	$10,000
12/2016	$10,919	$10,786	$11,098
12/2017	$13,454	$13,372	$13,672
12/2018	$12,135	$12,113	$12,380
12/2019	$15,508	$15,335	$15,739
12/2020	$18,490	$17,828	$18,255
12/2021	$21,881	$21,133	$21,644
12/2022	$17,529	$17,252	$17,972
12/2023	$21,228	$21,082	$21,391
12/2024	$24,126	$24,769	$24,560
12/2025	$28,326	$30,302	$29,495

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse Asset Allocation 100 Portfolio - Class A	17.41%	8.91%	10.97%
MSCI All Country World Index	22.34%	11.19%	11.72%
Dow Jones Aggressive Portfolio Index	20.09%	10.07%	11.42%

Key Fund Statistics

Total Net Assets	$1,755,054,015
# of Portfolio Investments	30
Portfolio Turnover Rate	13%
Total Advisory Fees Paid	$1,230,833

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

MFS Value Portfolio, Class A	6.3
Loomis Sayles Growth Portfolio, Class A	6.2
Invesco Comstock Portfolio, Class A	6.1
Jennison Growth Portfolio, Class A	5.9
T. Rowe Price Large Cap Value Portfolio, Class A	5.8
Harris Oakmark International Portfolio, Class A	5.6
SSGA Emerging Markets Enhanced Index Portfolio, Class A	5.6
T. Rowe Price Large Cap Growth Portfolio, Class A	5.5
Brighthouse/Dimensional International Small Company Portfolio, Class A	5.1
Brighthouse/Wellington Core Equity Opportunities Portfolio, Class A	5.0

Asset Allocation

Value	Value
Real Estate Equities	2.9
U.S. Mid Cap Equities	4.4
Global Equities	4.5
Emerging Market Equities	5.6
U.S. Small Cap Equities	10.1
International Developed Market Equities	23.0
U.S. Large Cap Equities	49.5

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse Asset Allocation 100 Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$36	0.33%

Management Discussion of Portfolio Performance

The Brighthouse Asset Allocation 100 Portfolio underperformed the Dow Jones Aggressive Portfolio Index over the twelve-month period ended December 31, 2025.  Relative results were negatively impacted by the underlying large cap equity and small cap equity portfolios and offset the positive impacts by the international equity portfolios.

Top Contributors:

  In international equity, the Brighthouse/Dimensional International Small Company Portfolio contributed to results from positions held in the Industrials, Materials, and Financials sectors.

  The SSGA Emerging Markets Enhanced Index Portfolio contributed to results from positions held in the Information Technology, Financials, and Consumer Discretionary sectors.

  The Harris Oakmark International Portfolio was a contributor to results and benefitted from positions in the Health Care, Consumer Discretionary, and Financials sectors.

Top Detractors:

  In large cap equity, the Brighthouse/Wellington Core Equity Opportunities Portfolio had a negative impact on results as positions in the Consumer Staples and Real Estate sectors detracted over the period.

  The T. Rowe Price Large Cap Value Portfolio had a negative impact on results from positions held in the Materials, Real Estate, and Consumer Staples sectors.

  In small cap equity, the Brighthouse Small Cap Value Portfolio was a detractor to results from positions held in the Materials, Consumer Staples, and Health Care sectors.

Portfolio Performance

	Class B $27,624	MSCI All Country World Index $30,302	Dow Jones Aggressive Portfolio Index $29,495
12/2015	$10,000	$10,000	$10,000
12/2016	$10,898	$10,786	$11,098
12/2017	$13,397	$13,372	$13,672
12/2018	$12,049	$12,113	$12,380
12/2019	$15,360	$15,335	$15,739
12/2020	$18,265	$17,828	$18,255
12/2021	$21,576	$21,133	$21,644
12/2022	$17,228	$17,252	$17,972
12/2023	$20,813	$21,082	$21,391
12/2024	$23,598	$24,769	$24,560
12/2025	$27,624	$30,302	$29,495

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse Asset Allocation 100 Portfolio - Class B	17.06%	8.63%	10.70%
MSCI All Country World Index	22.34%	11.19%	11.72%
Dow Jones Aggressive Portfolio Index	20.09%	10.07%	11.42%

Key Fund Statistics

Total Net Assets	$1,755,054,015
# of Portfolio Investments	30
Portfolio Turnover Rate	13%
Total Advisory Fees Paid	$1,230,833

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

MFS Value Portfolio, Class A	6.3
Loomis Sayles Growth Portfolio, Class A	6.2
Invesco Comstock Portfolio, Class A	6.1
Jennison Growth Portfolio, Class A	5.9
T. Rowe Price Large Cap Value Portfolio, Class A	5.8
Harris Oakmark International Portfolio, Class A	5.6
SSGA Emerging Markets Enhanced Index Portfolio, Class A	5.6
T. Rowe Price Large Cap Growth Portfolio, Class A	5.5
Brighthouse/Dimensional International Small Company Portfolio, Class A	5.1
Brighthouse/Wellington Core Equity Opportunities Portfolio, Class A	5.0

Asset Allocation

Value	Value
Real Estate Equities	2.9
U.S. Mid Cap Equities	4.4
Global Equities	4.5
Emerging Market Equities	5.6
U.S. Small Cap Equities	10.1
International Developed Market Equities	23.0
U.S. Large Cap Equities	49.5

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse Balanced Plus Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$79	0.75%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Dow Jones Moderate Portfolio Index over the 12-month period ending December 31, 2025. The Portfolio shifted equity exposure throughout the year in response to changes in volatility, remaining underweight during most of the first half of the year and overweight for most of the second half of the year. The Portfolio was briefly neutral equities in late January, but de-risked in February and further de-risked in March and April, as volatility spiked due to heightened uncertainty surrounding U.S. trade policy. The Portfolio moved to neutral equity exposure in mid-May through late July as volatility waned. In the second half of the year, the Portfolio was briefly underweight equity in early August, mid-October, and mid-November, but maintained overweight equity exposure otherwise. The Base Sleeve (the portion of the Portfolio that invests in other underlying Brighthouse Portfolios) underperformed the Dow Jones Moderate Portfolio Index over the 12-month periodending December 31, 2025. Relative results were negatively impacted by the underlying fixed income, mid cap equity, and small cap equity portfolios.

Top Contributors:

  Within the fixed income allocation, exposure to Investment Grade Financials and Industrials contributed to performance.

  Holdings of Securitized Credit, including Agency Mortgage-Backed Securities ("MBS") contributed to performance.

  U.S. duration positioning contributed to performance.

Top Detractors:

  Equity exposure, although positive on an absolute basis, detracted from relative performance as the Portfolio remained underweight at times when equity markets rallied.

  Underlying fixed income, mid cap equity, and small cap equity portfolios detracted from returns.

Portfolio Performance

	Class B $17,623	MSCI All Country World Index $30,302	Bloomberg Global Aggregate Index $11,338	Dow Jones Moderate Portfolio Index $20,263
12/2015	$10,000	$10,000	$10,000	$10,000
12/2016	$10,836	$10,786	$10,209	$10,767
12/2017	$12,823	$13,372	$10,964	$12,397
12/2018	$11,879	$12,113	$10,832	$11,752
12/2019	$14,678	$15,335	$11,573	$13,938
12/2020	$16,516	$17,828	$12,637	$15,643
12/2021	$17,762	$21,133	$12,042	$17,114
12/2022	$13,889	$17,252	$10,086	$14,553
12/2023	$15,172	$21,082	$10,662	$16,401
12/2024	$15,742	$24,769	$10,482	$17,803
12/2025	$17,623	$30,302	$11,338	$20,263

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse Balanced Plus Portfolio - Class B	11.95%	1.31%	5.83%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index	8.17%	(2.15%)	1.26%
Dow Jones Moderate Portfolio Index	13.82%	5.31%	7.32%

Key Fund Statistics

Total Net Assets	$4,778,290,588
# of Portfolio Investments	115
Portfolio Turnover Rate	43%
Total Advisory Fees Paid	$11,764,471

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

U.S. Treasury Notes	17.4
U.S. Treasury Bonds	12.9
BlackRock Bond Income Portfolio, Class A	7.7
TCW Core Fixed Income Portfolio, Class A	6.3
PIMCO Total Return Portfolio, Class A	5.5
JPMorgan Core Bond Portfolio, Class A	4.5
Harris Oakmark International Portfolio, Class A	3.9
Western Asset Management U.S. Government Portfolio, Class A	3.5
Western Asset Management Strategic Bond Opportunities Portfolio, Class A	3.1
Baillie Gifford International Stock Portfolio, Class A	2.9

Asset Allocation

Value	Value
Real Estate Equities	0.9
Emerging Market Equities	1.9
International Fixed Income	2.2
Global Equities	2.4
U.S. Small Cap Equities	4.8
U.S. Mid Cap Equities	5.5
High Yield Fixed Income	5.7
International Developed Market Equities	12.8
U.S. Large Cap Equities	42.3
Investment Grade Fixed Income	67.7

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse Small Cap Value Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$75	0.76%

Management Discussion of Portfolio Performance

The Portfolio underperformed its benchmark, the Russell 2000 Value Index, over the 12-month period. The benchmark returned 12.59%. The Portfolio faced some stylistic headwinds as small cap investors were drawn to some of the more speculative stocks that they believed would benefit most from the post-April 8th recovery and the artificial intelligence buildout theme.

Top Contributors:

  Stock selection and underweight in real estate contributed.

  A top contributor was Mueller Industries, Inc., an industrial corporation whose holdings manufacture vital goods for important markets. The market is beginning to appreciate the durability of the cash flow stream through a full market cycle, in addition to the modest exposure to data center construction that we believe should help support margins for the next several quarters and perhaps years. Its balance sheet has more than $1 billion of net cash, which we believe positions Mueller well to continue its strategy of consolidating smaller niche players in the industry while also buying back stock and paying dividends. The Portfolio continued to hold a position given an attractive reward/risk valuation.

Top Detractors:

  Stock selection in materials was by far the largest detractor. This was primarily due to not owning the commoditized metals and mining stocks that significantly outperformed and owning the less commoditized specialty chemical and construction materials stocks that were impacted by slower construction volumes.

  The largest detractor was J&J Snack Foods Corp., a leader and innovator in the snack food industry, providing innovative snack foods and beverages through various consumer channels. Shares underperformed despite reporting better than expected results, reflecting the continued challenging backdrop for food companies. J&J has a net cash balance sheet and recently announced a share repurchase program. Further, J&J is consolidating its manufacturing footprint. With a number of transitory issues now cycled through and the outlook for several of its key products looking improved for fiscal year 2026, we believe the reward/risk valuation was attractive at current levels.

Portfolio Performance

	Class A $22,288	Russell 3000 Index $38,012	Russell 2000 Value Index $24,256
12/2015	$10,000	$10,000	$10,000
12/2016	$13,156	$11,274	$13,174
12/2017	$14,732	$13,656	$14,207
12/2018	$12,526	$12,940	$12,379
12/2019	$16,166	$16,954	$15,151
12/2020	$16,115	$20,495	$15,853
12/2021	$21,292	$25,754	$20,335
12/2022	$18,544	$20,808	$17,390
12/2023	$21,179	$26,209	$19,937
12/2024	$22,958	$32,448	$21,543
12/2025	$22,288	$38,012	$24,256

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse Small Cap Value Portfolio - Class A	(2.92%)	6.70%	8.34%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 2000 Value Index	12.59%	8.88%	9.27%

Key Fund Statistics

Total Net Assets	$737,751,712
# of Portfolio Investments	141
Portfolio Turnover Rate	73%
Total Advisory Fees Paid	$5,284,589

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Franklin Electric Co., Inc.	3.4
UMB Financial Corp.	3.4
Innospec, Inc.	3.1
J&J Snack Foods Corp.	2.9
Mueller Industries, Inc.	2.5
Eagle Materials, Inc.	2.4
Stewart Information Services Corp.	2.3
UFP Industries, Inc.	2.2
Southstate Bank Corp.	2.2
Avient Corp.	2.2

Top 10 Sectors

Value	Value
Communication Services	0.5
Utilities	0.6
Energy	4.0
Consumer Staples	5.9
Health Care	6.8
Consumer Discretionary	8.0
Information Technology	9.9
Materials	15.8
Financials	20.5
Industrials	24.1

Top Countries

Value	Value
Switzerland	0.4
Belgium	0.8
United Kingdom	2.3
United States	93.1

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  The Portfolio’s Board of Trustees approved the termination of Delaware Investments Fund Advisers as a subadviser to the Portfolio effective March 1, 2025. Allspring Global Investments, LLC continues to serve as the subadviser to the Portfolio.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse Small Cap Value Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$99	1.01%

Management Discussion of Portfolio Performance

The Portfolio underperformed its benchmark, the Russell 2000 Value Index, over the 12-month period. The benchmark returned 12.59%. The Portfolio faced some stylistic headwinds as small cap investors were drawn to some of the more speculative stocks that they believed would benefit most from the post-April 8th recovery and the artificial intelligence buildout theme.

Top Contributors:

  Stock selection and underweight in real estate contributed.

  A top contributor was Mueller Industries, Inc., an industrial corporation whose holdings manufacture vital goods for important markets. The market is beginning to appreciate the durability of the cash flow stream through a full market cycle, in addition to the modest exposure to data center construction that we believe should help support margins for the next several quarters and perhaps years. Its balance sheet has more than $1 billion of net cash, which we believe positions Mueller well to continue its strategy of consolidating smaller niche players in the industry while also buying back stock and paying dividends. The Portfolio continued to hold a position given an attractive reward/risk valuation.

Top Detractors:

  Stock selection in materials was by far the largest detractor. This was primarily due to not owning the commoditized metals and mining stocks that significantly outperformed and owning the less commoditized specialty chemical and construction materials stocks that were impacted by slower construction volumes.

  The largest detractor was J&J Snack Foods Corp., a leader and innovator in the snack food industry, providing innovative snack foods and beverages through various consumer channels. Shares underperformed despite reporting better than expected results, reflecting the continued challenging backdrop for food companies. J&J has a net cash balance sheet and recently announced a share repurchase program. Further, J&J is consolidating its manufacturing footprint. With a number of transitory issues now cycled through and the outlook for several of its key products looking improved for fiscal year 2026, we believe the reward/risk valuation was attractive at current levels.

Portfolio Performance

	Class B $21,727	Russell 3000 Index $38,012	Russell 2000 Value Index $24,256
12/2015	$10,000	$10,000	$10,000
12/2016	$13,125	$11,274	$13,174
12/2017	$14,661	$13,656	$14,207
12/2018	$12,428	$12,940	$12,379
12/2019	$16,004	$16,954	$15,151
12/2020	$15,912	$20,495	$15,853
12/2021	$20,967	$25,754	$20,335
12/2022	$18,222	$20,808	$17,390
12/2023	$20,764	$26,209	$19,937
12/2024	$22,446	$32,448	$21,543
12/2025	$21,727	$38,012	$24,256

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse Small Cap Value Portfolio - Class B	(3.21%)	6.43%	8.07%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 2000 Value Index	12.59%	8.88%	9.27%

Key Fund Statistics

Total Net Assets	$737,751,712
# of Portfolio Investments	141
Portfolio Turnover Rate	73%
Total Advisory Fees Paid	$5,284,589

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Franklin Electric Co., Inc.	3.4
UMB Financial Corp.	3.4
Innospec, Inc.	3.1
J&J Snack Foods Corp.	2.9
Mueller Industries, Inc.	2.5
Eagle Materials, Inc.	2.4
Stewart Information Services Corp.	2.3
UFP Industries, Inc.	2.2
Southstate Bank Corp.	2.2
Avient Corp.	2.2

Top 10 Sectors

Value	Value
Communication Services	0.5
Utilities	0.6
Energy	4.0
Consumer Staples	5.9
Health Care	6.8
Consumer Discretionary	8.0
Information Technology	9.9
Materials	15.8
Financials	20.5
Industrials	24.1

Top Countries

Value	Value
Switzerland	0.4
Belgium	0.8
United Kingdom	2.3
United States	93.1

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  The Portfolio’s Board of Trustees approved the termination of Delaware Investments Fund Advisers as a subadviser to the Portfolio effective March 1, 2025. Allspring Global Investments, LLC continues to serve as the subadviser to the Portfolio.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse/Artisan International Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$95	0.80%

Management Discussion of Portfolio Performance

Non-U.S. markets delivered solid returns in 2025 despite ongoing geopolitical tensions and uneven global growth. Continued disinflation allowed several central banks to maintain or extend interest rate cuts, supporting economic activity. Labor markets remained resilient, helping underpin consumer demand. In 2025, the Portfolio delivered strong double-digit returns, outperforming the benchmark, MSCI All Country World ex-USA Index. Our disciplined stock selection was a key contributor to performance. Our conviction in the Industrials sector also paid off, driving the Portfolio's performance.

Top Contributors:

  Industrials holdings were the leading cause of outperformance, led by South Korean defense companies Hanwha Aerospace and LIG Nex1. We believe healthy cash flow and order backlog should lead to near-term growth. Additional ammunition and land-based-system deals continue to be struck with European governments as they invest to become independently secure outside of NATO security agreements.

  Stock selection in Consumer Staples was a positive source of returns. Anheuser-Busch InBev contributed to gains as easing cost pressures and disciplined pricing improved margins for the company.

  The Portfolio's overweight position in Financials helped outperformance in the sector, led by European financial holdings, such as UBS (Switzerland) and Danske Bank (Denmark).

Top Detractors:

  Stock selection in materials detracted from performance on a relative basis. Air Liquide (France), one of the larger holdings in the Portfolio, experienced downward market pressure to close out the year, leading to lower returns.

  The Portfolio's underweight in a strongly performing Information Technology sector weighed on relative performance, although absolute returns were solid.

  Alibaba (China) was the Portfolio's lowest performing holding this year. The company’s shares declined in 2025 as heightened competition and continued investment spending pressured near-term margins and investor sentiment.

Portfolio Performance

	Class A $22,921	MSCI All Country World ex-U.S. Index $22,432
12/2015	$10,000	$10,000
12/2016	$9,089	$10,450
12/2017	$11,965	$13,291
12/2018	$10,686	$11,404
12/2019	$13,916	$13,857
12/2020	$15,016	$15,334
12/2021	$16,323	$16,533
12/2022	$13,206	$13,887
12/2023	$15,134	$16,056
12/2024	$16,763	$16,945
12/2025	$22,921	$22,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse/Artisan International Portfolio - Class A	36.73%	8.83%	8.65%
MSCI All Country World ex-U.S. Index	32.39%	7.91%	8.41%

Key Fund Statistics

Total Net Assets	$820,356,021
# of Portfolio Investments	70
Portfolio Turnover Rate	112%
Total Advisory Fees Paid	$6,189,107

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

UBS Group AG	5.7
National Grid PLC	4.5
Tencent Holdings Ltd.	3.7
Tesco PLC	3.7
LIG Nex1 Co. Ltd.	3.3
LS Electric Co. Ltd.	2.9
Taiwan Semiconductor Manufacturing Co. Ltd.	2.6
Hanwha Aerospace Co. Ltd.	2.6
Contemporary Amperex Technology Co. Ltd.	2.6
Danske Bank AS	2.5

Top Sectors

Value	Value
Real Estate	3.2
Communication Services	3.8
Health Care	3.8
Materials	5.1
Information Technology	6.6
Consumer Staples	8.6
Utilities	11.8
Financials	26.7
Industrials	30.2

Top 10 Countries

Value	Value
Hong Kong	3.2
Denmark	3.6
Taiwan	4.0
Japan	5.8
China	7.5
Switzerland	8.2
Germany	9.0
France	12.4
South Korea	14.6
United Kingdom	22.2

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse/Artisan International Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$124	1.05%

Management Discussion of Portfolio Performance

Non-U.S. markets delivered solid returns in 2025 despite ongoing geopolitical tensions and uneven global growth. Continued disinflation allowed several central banks to maintain or extend interest rate cuts, supporting economic activity. Labor markets remained resilient, helping underpin consumer demand. In 2025, the Portfolio delivered strong double-digit returns, outperforming the benchmark, MSCI All Country World ex-USA Index. Our disciplined stock selection was a key contributor to performance. Our conviction in the Industrials sector also paid off, driving the Portfolio's performance.

Top Contributors:

  Industrials holdings were the leading cause of outperformance, led by South Korean defense companies Hanwha Aerospace and LIG Nex1. We believe healthy cash flow and order backlog should lead to near-term growth. Additional ammunition and land-based-system deals continue to be struck with European governments as they invest to become independently secure outside of NATO security agreements.

  Stock selection in Consumer Staples was a positive source of returns. Anheuser-Busch InBev contributed to gains as easing cost pressures and disciplined pricing improved margins for the company.

  The Portfolio's overweight position in Financials helped outperformance in the sector, led by European financial holdings, such as UBS (Switzerland) and Danske Bank (Denmark).

Top Detractors:

  Stock selection in materials detracted from performance on a relative basis. Air Liquide (France), one of the larger holdings in the Portfolio, experienced downward market pressure to close out the year, leading to lower returns.

  The Portfolio's underweight in a strongly performing Information Technology sector weighed on relative performance, although absolute returns were solid.

  Alibaba (China) was the Portfolio's lowest performing holding this year. The company’s shares declined in 2025 as heightened competition and continued investment spending pressured near-term margins and investor sentiment.

Portfolio Performance

	Class B $22,367	MSCI All Country World ex-U.S. Index $22,432
12/2015	$10,000	$10,000
12/2016	$9,073	$10,450
12/2017	$11,916	$13,291
12/2018	$10,615	$11,404
12/2019	$13,789	$13,857
12/2020	$14,846	$15,334
12/2021	$16,095	$16,533
12/2022	$12,993	$13,887
12/2023	$14,841	$16,056
12/2024	$16,404	$16,945
12/2025	$22,367	$22,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse/Artisan International Portfolio - Class B	36.35%	8.54%	8.38%
MSCI All Country World ex-U.S. Index	32.39%	7.91%	8.41%

Key Fund Statistics

Total Net Assets	$820,356,021
# of Portfolio Investments	70
Portfolio Turnover Rate	112%
Total Advisory Fees Paid	$6,189,107

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

UBS Group AG	5.7
National Grid PLC	4.5
Tencent Holdings Ltd.	3.7
Tesco PLC	3.7
LIG Nex1 Co. Ltd.	3.3
LS Electric Co. Ltd.	2.9
Taiwan Semiconductor Manufacturing Co. Ltd.	2.6
Hanwha Aerospace Co. Ltd.	2.6
Contemporary Amperex Technology Co. Ltd.	2.6
Danske Bank AS	2.5

Top Sectors

Value	Value
Real Estate	3.2
Communication Services	3.8
Health Care	3.8
Materials	5.1
Information Technology	6.6
Consumer Staples	8.6
Utilities	11.8
Financials	26.7
Industrials	30.2

Top 10 Countries

Value	Value
Hong Kong	3.2
Denmark	3.6
Taiwan	4.0
Japan	5.8
China	7.5
Switzerland	8.2
Germany	9.0
France	12.4
South Korea	14.6
United Kingdom	22.2

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse/Eaton Vance Floating Rate Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$74	0.73%

Management Discussion of Portfolio Performance

For the 12 months ended December 31, 2025, the Brighthouse/Eaton Vance Floating Rate Portfolio underperformed its benchmark, the Morningstar LSTA U.S. Leveraged Loan Index (the "Index").Capping a positive year for the senior floating-rate corporate loan market, the senior loan market registered a full-year return of 5.90% (as measured by the Index), as high interest income was partially offset by a decline in market value in 2025. The Portfolio’s well-balanced exposures provided a mix of performance drivers relative to the Index.

Top Contributors:

  Selection within the Household Durables and Chemicals segments added to relative performance.

  An underweight to holdings rated CCC & lower also added value during the period, as these credit tiers underperformed.

  The Portfolio’s allocation to High-Yield bond positions aided relative performance, as fixed-rate bonds outperformed the senior loan market.

Top Detractors:

  Selection within the Food Products, Machinery, and Health Care Providers & Services industries detracted the most from relative performance.

  The Portfolio's modest Cash position was a relative detractor during the period, given the high yields supporting loan returns during the year.

  The Portfolio's overweight to Beverages and underweight to Diversified Telecommunications Services also hurt relative performance for the year.

Portfolio Performance

	Class A $16,059	Bloomberg U.S. Universal Bond Index $12,721	Morningstar LSTA U.S. Leveraged Loan Index $17,617
12/2015	$10,000	$10,000	$10,000
12/2016	$10,950	$10,391	$11,016
12/2017	$11,388	$10,816	$11,469
12/2018	$11,451	$10,789	$11,520
12/2019	$12,290	$11,791	$12,516
12/2020	$12,577	$12,684	$12,907
12/2021	$13,042	$12,544	$13,578
12/2022	$12,864	$10,914	$13,473
12/2023	$14,291	$11,588	$15,268
12/2024	$15,434	$11,824	$16,636
12/2025	$16,059	$12,721	$17,617

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse/Eaton Vance Floating Rate Portfolio - Class A	4.05%	5.01%	4.85%
Bloomberg U.S. Universal Bond Index	7.58%	0.06%	2.44%
Morningstar LSTA U.S. Leveraged Loan Index	5.90%	6.42%	5.83%

Key Fund Statistics

Total Net Assets	$520,706,500
# of Portfolio Investments	470
Portfolio Turnover Rate	34%
Total Advisory Fees Paid	$3,187,978

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

UKG, Inc.	1.1
TransDigm, Inc.	1.0
AmWINS Group, Inc.	0.9
Cloud Software Group, Inc.	0.8
USI, Inc.	0.8
Asurion LLC	0.7
Epicor Software Corp.	0.7
Quikrete Holdings, Inc.	0.7
EOC Borrower LLC	0.7
WEC U.S. Holdings Ltd.	0.7

Top 10 Sectors

Value	Value
Machinery-Diversified	2.9
Chemicals	3.0
Computers	3.3
Retail	3.5
Healthcare-Services	3.9
Entertainment	4.0
Diversified Financial Services	5.5
Insurance	6.8
Commercial Services	9.2
Software	12.9

Asset Allocation

Value	Value
Convertible Preferred Stocks	0.1
Common Stocks	1.3
Corporate Bonds & Notes	2.7
Short-Term Investments	6.4
Floating Rate Loans	91.0

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse/Eaton Vance Floating Rate Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$100	0.98%

Management Discussion of Portfolio Performance

For the 12 months ended December 31, 2025, the Brighthouse/Eaton Vance Floating Rate Portfolio underperformed its benchmark, the Morningstar LSTA U.S. Leveraged Loan Index (the "Index").Capping a positive year for the senior floating-rate corporate loan market, the senior loan market registered a full-year return of 5.90% (as measured by the Index), as high interest income was partially offset by a decline in market value in 2025. The Portfolio’s well-balanced exposures provided a mix of performance drivers relative to the Index.

Top Contributors:

  Selection within the Household Durables and Chemicals segments added to relative performance.

  An underweight to holdings rated CCC & lower also added value during the period, as these credit tiers underperformed.

  The Portfolio’s allocation to High-Yield bond positions aided relative performance, as fixed-rate bonds outperformed the senior loan market.

Top Detractors:

  Selection within the Food Products, Machinery, and Health Care Providers & Services industries detracted the most from relative performance.

  The Portfolio's modest Cash position was a relative detractor during the period, given the high yields supporting loan returns during the year.

  The Portfolio's overweight to Beverages and underweight to Diversified Telecommunications Services also hurt relative performance for the year.

Portfolio Performance

	Class B $15,657	Bloomberg U.S. Universal Bond Index $12,721	Morningstar LSTA U.S. Leveraged Loan Index $17,617
12/2015	$10,000	$10,000	$10,000
12/2016	$10,927	$10,391	$11,016
12/2017	$11,329	$10,816	$11,469
12/2018	$11,364	$10,789	$11,520
12/2019	$12,162	$11,791	$12,516
12/2020	$12,413	$12,684	$12,907
12/2021	$12,847	$12,544	$13,578
12/2022	$12,641	$10,914	$13,473
12/2023	$14,005	$11,588	$15,268
12/2024	$15,083	$11,824	$16,636
12/2025	$15,657	$12,721	$17,617

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse/Eaton Vance Floating Rate Portfolio - Class B	3.81%	4.75%	4.59%
Bloomberg U.S. Universal Bond Index	7.58%	0.06%	2.44%
Morningstar LSTA U.S. Leveraged Loan Index	5.90%	6.42%	5.83%

Key Fund Statistics

Total Net Assets	$520,706,500
# of Portfolio Investments	470
Portfolio Turnover Rate	34%
Total Advisory Fees Paid	$3,187,978

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

UKG, Inc.	1.1
TransDigm, Inc.	1.0
AmWINS Group, Inc.	0.9
Cloud Software Group, Inc.	0.8
USI, Inc.	0.8
Asurion LLC	0.7
Epicor Software Corp.	0.7
Quikrete Holdings, Inc.	0.7
EOC Borrower LLC	0.7
WEC U.S. Holdings Ltd.	0.7

Top 10 Sectors

Value	Value
Machinery-Diversified	2.9
Chemicals	3.0
Computers	3.3
Retail	3.5
Healthcare-Services	3.9
Entertainment	4.0
Diversified Financial Services	5.5
Insurance	6.8
Commercial Services	9.2
Software	12.9

Asset Allocation

Value	Value
Convertible Preferred Stocks	0.1
Common Stocks	1.3
Corporate Bonds & Notes	2.7
Short-Term Investments	6.4
Floating Rate Loans	91.0

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse/Franklin Low Duration Total Return Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$51	0.50%

Management Discussion of Portfolio Performance

The Portfolio outperformed its benchmark, the Bloomberg U.S. Government & Credit (1-3 Year) Index, as U.S. Treasury yields fell and fixed income spreads remained near multi-decade tights but provided strong income in 2025.

Top Contributors:

  Overweight positioning in Investment Grade ("IG") Corporate bonds and out-of-index holdings of High-Yield ("HY") Corporate bonds, Collateralized Loan Obligations and Senior Secured Floating-Rate Bank Loans contributed to performance.

  Securitized sectors, which are not included in the benchmark, also contributed to results, with holdings of Agency Mortgage-Backed Securities ("MBS"), Collateralized Mortgage Obligations, Residential MBS, Commercial MBS ("CMBS") and Asset-Backed Securities ("ABS") helping outperformance.

  Exposure to taxable Municipal bonds was accretive to results for the year.

  Issue selection was another driver of performance, led by selection in IG and HY Corporate bonds and MBS.

Top Detractors:

  Security selection in CMBS, ABS and Senior-Secured Floating-Rate bank loans detracted from performance for the year.

  Overall duration profile was a detractor from relative performance.

Portfolio Performance

	Class A $12,771	Bloomberg U.S. Aggregate Bond Index $12,199	Bloomberg U.S. Government/Credit 1-3 Year Bond Index $12,297
12/2015	$10,000	$10,000	$10,000
12/2016	$10,330	$10,265	$10,128
12/2017	$10,504	$10,628	$10,214
12/2018	$10,577	$10,630	$10,377
12/2019	$11,082	$11,556	$10,795
12/2020	$11,347	$12,424	$11,155
12/2021	$11,418	$12,232	$11,102
12/2022	$10,900	$10,641	$10,693
12/2023	$11,536	$11,229	$11,186
12/2024	$12,105	$11,369	$11,673
12/2025	$12,771	$12,199	$12,297

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse/Franklin Low Duration Total Return Portfolio - Class A	5.51%	2.39%	2.48%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%
Bloomberg U.S. Government/Credit 1-3 Year Bond Index	5.35%	1.97%	2.09%

Key Fund Statistics

Total Net Assets	$575,791,534
# of Portfolio Investments	643
Portfolio Turnover Rate	70%
Total Advisory Fees Paid	$2,587,865

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Notes	14.4
Federal Home Loan Mortgage Corp. REMICS	3.9
Federal National Mortgage Association REMICS	3.4
U.S. Treasury STRIPS Coupon	2.3
U.S. Treasury Inflation-Indexed Notes	1.5
Morgan Stanley	1.1
Station Place Securitization Trust	1.1
Empire State Development Corp.	1.0
BRAVO Residential Funding Trust	0.9
RR 14 Ltd.	0.9

Asset Allocation

Value	Value
Escrow Shares	0.0Footnote Reference*
Common Stocks	0.0Footnote Reference*
Purchased Options	0.0Footnote Reference*
Foreign Government	1.7
Municipals	1.8
Floating Rate Loans	2.4
Short-Term Investments	2.6
Non-Agency Mortgage-Backed Securities	10.2
Agency Sponsored Mortgage-Backed Securities	10.6
Asset-Backed Securities	16.1
U.S. Treasury & Government Agencies	18.3
Corporate Bonds & Notes	35.6
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse/Franklin Low Duration Total Return Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$77	0.75%

Management Discussion of Portfolio Performance

The Portfolio outperformed its benchmark, the Bloomberg U.S. Government & Credit (1-3 Year) Index, as U.S. Treasury yields fell and fixed income spreads remained near multi-decade tights but provided strong income in 2025.

Top Contributors:

  Overweight positioning in Investment Grade ("IG") Corporate bonds and out-of-index holdings of High-Yield ("HY") Corporate bonds, Collateralized Loan Obligations and Senior Secured Floating-Rate Bank Loans contributed to performance.

  Securitized sectors, which are not included in the benchmark, also contributed to results, with holdings of Agency Mortgage-Backed Securities ("MBS"), Collateralized Mortgage Obligations, Residential MBS, Commercial MBS ("CMBS") and Asset-Backed Securities ("ABS") helping outperformance.

  Exposure to taxable Municipal bonds was accretive to results for the year.

  Issue selection was another driver of performance, led by selection in IG and HY Corporate bonds and MBS.

Top Detractors:

  Security selection in CMBS, ABS and Senior-Secured Floating-Rate bank loans detracted from performance for the year.

  Overall duration profile was a detractor from relative performance.

Portfolio Performance

	Class B $12,467	Bloomberg U.S. Aggregate Bond Index $12,199	Bloomberg U.S. Government/Credit 1-3 Year Bond Index $12,297
12/2015	$10,000	$10,000	$10,000
12/2016	$10,313	$10,265	$10,128
12/2017	$10,451	$10,628	$10,214
12/2018	$10,496	$10,630	$10,377
12/2019	$10,983	$11,556	$10,795
12/2020	$11,216	$12,424	$11,155
12/2021	$11,248	$12,232	$11,102
12/2022	$10,715	$10,641	$10,693
12/2023	$11,314	$11,229	$11,186
12/2024	$11,845	$11,369	$11,673
12/2025	$12,467	$12,199	$12,297

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse/Franklin Low Duration Total Return Portfolio - Class B	5.25%	2.14%	2.23%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%
Bloomberg U.S. Government/Credit 1-3 Year Bond Index	5.35%	1.97%	2.09%

Key Fund Statistics

Total Net Assets	$575,791,534
# of Portfolio Investments	643
Portfolio Turnover Rate	70%
Total Advisory Fees Paid	$2,587,865

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Notes	14.4
Federal Home Loan Mortgage Corp. REMICS	3.9
Federal National Mortgage Association REMICS	3.4
U.S. Treasury STRIPS Coupon	2.3
U.S. Treasury Inflation-Indexed Notes	1.5
Morgan Stanley	1.1
Station Place Securitization Trust	1.1
Empire State Development Corp.	1.0
BRAVO Residential Funding Trust	0.9
RR 14 Ltd.	0.9

Asset Allocation

Value	Value
Escrow Shares	0.0Footnote Reference*
Common Stocks	0.0Footnote Reference*
Purchased Options	0.0Footnote Reference*
Foreign Government	1.7
Municipals	1.8
Floating Rate Loans	2.4
Short-Term Investments	2.6
Non-Agency Mortgage-Backed Securities	10.2
Agency Sponsored Mortgage-Backed Securities	10.6
Asset-Backed Securities	16.1
U.S. Treasury & Government Agencies	18.3
Corporate Bonds & Notes	35.6
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse/Templeton International Bond Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$75	0.69%

Management Discussion of Portfolio Performance

The Portfolio outperformed its benchmark, the FTSE World Government Bond Index ex-U.S., for the period ended December 31, 2025. Interest-rate strategies contributed to relative results, as did sovereign credit exposures. Currency positions detracted from relative return.

Top Contributors:

  Overweighted duration exposures in Brazil, Mexico, South Africa, Egypt and India contributed to relative performance, as did underweighted duration exposure in Japan.

  U.S. dollar-denominated sovereign credits contributed to relative return.

  Among currencies, overweighted positions in the Mexican peso, Brazilian real, Colombian peso, South African rand, Malaysian ringgit, Australian dollar and Norwegian krone contributed to relative results.

Top Detractors:

  Underweighted exposure to the euro, British pound and Chinese yuan detracted from relative performance.

  The Portfolio's overweighted position in the Japanese yen detracted from relative results.

Portfolio Performance

	Class A $9,617	Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index $12,895	FTSE World Government Bond Index ex-U.S. $9,844
12/2015	$10,000	$10,000	$10,000
12/2016	$10,107	$10,490	$10,181
12/2017	$10,151	$10,750	$11,233
12/2018	$10,282	$11,091	$11,028
12/2019	$10,430	$11,930	$11,615
12/2020	$9,830	$12,400	$12,867
12/2021	$9,369	$12,227	$11,621
12/2022	$8,955	$11,033	$9,057
12/2023	$9,286	$11,951	$9,585
12/2024	$8,245	$12,545	$9,075
12/2025	$9,617	$12,895	$9,844

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse/Templeton International Bond Portfolio - Class A	16.64%	(0.44%)	(0.39%)
Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index	2.80%	0.79%	2.58%
FTSE World Government Bond Index ex-U.S.	8.47%	(5.21%)	(0.16%)

Key Fund Statistics

Total Net Assets	$350,767,885
# of Portfolio Investments	96
Portfolio Turnover Rate	21%
Total Advisory Fees Paid	$2,181,869

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

Malaysia Government Bonds	9.2
Brazil Notas do Tesouro Nacional	7.9
Republic of South Africa Government Bonds	7.7
Colombia TES	6.4
India Government Bonds	6.3
Norway Government Bonds	4.5
Panama Government International Bonds	4.5
Spain Government Bonds	4.5
International Bank for Reconstruction & Development	4.4
Mexico Bonos	3.8

Asset Allocation

Value	Value
Corporate Bonds & Notes	4.4
Short-Term Investments	13.3
Foreign Government	80.4

Top 10 Countries

Value	Value
Spain	4.5
Panama	4.5
Norway	4.5
India	6.3
Egypt	6.4
Colombia	6.4
South Africa	7.7
Brazil	7.9
Malaysia	9.2
Australia	10.0

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse/Templeton International Bond Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$102	0.94%

Management Discussion of Portfolio Performance

The Portfolio outperformed its benchmark, the FTSE World Government Bond Index ex-U.S., for the period ended December 31, 2025. Interest-rate strategies contributed to relative results, as did sovereign credit exposures. Currency positions detracted from relative return.

Top Contributors:

  Overweighted duration exposures in Brazil, Mexico, South Africa, Egypt and India contributed to relative performance, as did underweighted duration exposure in Japan.

  U.S. dollar-denominated sovereign credits contributed to relative return.

  Among currencies, overweighted positions in the Mexican peso, Brazilian real, Colombian peso, South African rand, Malaysian ringgit, Australian dollar and Norwegian krone contributed to relative results.

Top Detractors:

  Underweighted exposure to the euro, British pound and Chinese yuan detracted from relative performance.

  The Portfolio's overweighted position in the Japanese yen detracted from relative results.

Portfolio Performance

	Class B $9,380	Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index $12,895	FTSE World Government Bond Index ex-U.S. $9,844
12/2015	$10,000	$10,000	$10,000
12/2016	$10,087	$10,490	$10,181
12/2017	$10,102	$10,750	$11,233
12/2018	$10,203	$11,091	$11,028
12/2019	$10,322	$11,930	$11,615
12/2020	$9,712	$12,400	$12,867
12/2021	$9,226	$12,227	$11,621
12/2022	$8,798	$11,033	$9,057
12/2023	$9,107	$11,951	$9,585
12/2024	$8,062	$12,545	$9,075
12/2025	$9,380	$12,895	$9,844

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse/Templeton International Bond Portfolio - Class B	16.35%	(0.69%)	(0.64%)
Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index	2.80%	0.79%	2.58%
FTSE World Government Bond Index ex-U.S.	8.47%	(5.21%)	(0.16%)

Key Fund Statistics

Total Net Assets	$350,767,885
# of Portfolio Investments	96
Portfolio Turnover Rate	21%
Total Advisory Fees Paid	$2,181,869

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

Malaysia Government Bonds	9.2
Brazil Notas do Tesouro Nacional	7.9
Republic of South Africa Government Bonds	7.7
Colombia TES	6.4
India Government Bonds	6.3
Norway Government Bonds	4.5
Panama Government International Bonds	4.5
Spain Government Bonds	4.5
International Bank for Reconstruction & Development	4.4
Mexico Bonos	3.8

Asset Allocation

Value	Value
Corporate Bonds & Notes	4.4
Short-Term Investments	13.3
Foreign Government	80.4

Top 10 Countries

Value	Value
Spain	4.5
Panama	4.5
Norway	4.5
India	6.3
Egypt	6.4
Colombia	6.4
South Africa	7.7
Brazil	7.9
Malaysia	9.2
Australia	10.0

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse/Wellington Large Cap Research Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$55	0.51%

Management Discussion of Portfolio Performance

The Portfolio underperformed its benchmark, the S&P 500 Index, for the 12-month period ending December 31, 2025. U.S. equities registered a sizable return for 2025, supported by robust corporate earnings, easing interest rates, resilient consumer spending, and surging enthusiasm for artificial intelligence despite a turbulent geopolitical backdrop and lingering inflation concerns.

Top Contributors:

  Strong security selection in the Communication Services, Health Care, and Industrials sectors contributed to relative performance.

  Top contributors to relative performance included overweight positions in Uber Technologies (Industrials) and Alphabet (Communication Services) and an out-of-benchmark position in Coherent (Information Technology).

  Underweight allocations to Real Estate and Industrials as well as an overweight allocation to Financials also contributed to relative results.

Top Detractors:

  Challenging stock selection within the Financials, Consumer Discretionary, and Materials sectors detracted most from relative performance.

  Top detractors from relative performance included an overweight position in Kohlberg Kravis Roberts & Co. (Financials), lack of exposure to Micron Technology (Information Technology), and an out-of-benchmark position in BellRing Brands (Consumer Staples).

  Sector allocation, a residual of the Portfolio’s bottom-up stock selection process, also detracted from relative results. Our underweight allocation to Communication Services and overweight allocations to Energy and Materials detracted from performance.

Portfolio Performance

	Class A $35,855	S&P 500 Index $39,827
12/2015	$10,000	$10,000
12/2016	$10,850	$11,196
12/2017	$13,246	$13,640
12/2018	$12,431	$13,042
12/2019	$16,417	$17,149
12/2020	$20,073	$20,304
12/2021	$24,968	$26,132
12/2022	$20,218	$21,399
12/2023	$25,421	$27,025
12/2024	$30,933	$33,786
12/2025	$35,855	$39,827

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse/Wellington Large Cap Research Portfolio - Class A	15.91%	12.30%	13.62%
S&P 500 Index	17.88%	14.42%	14.82%

Key Fund Statistics

Total Net Assets	$2,465,791,271
# of Portfolio Investments	195
Portfolio Turnover Rate	71%
Total Advisory Fees Paid	$11,687,756

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	8.8
Microsoft Corp.	6.4
Apple, Inc.	6.3
Alphabet, Inc.	6.3
Amazon.com, Inc.	5.0
Broadcom, Inc.	3.0
Wells Fargo & Co.	2.6
Mastercard, Inc.	2.6
Tesla, Inc.	2.0
Goldman Sachs Group, Inc.	2.0

Top 10 Sectors

Value	Value
Materials	2.3
Utilities	2.9
Energy	3.6
Consumer Staples	4.6
Industrials	6.9
Communication Services	9.9
Health Care	10.9
Consumer Discretionary	12.2
Financials	13.5
Information Technology	32.3

Top Countries

Value	Value
Israel	0.0Footnote Reference*
Denmark	0.1
Canada	0.1
Bermuda	0.1
Germany	0.2
Netherlands	0.6
United Kingdom	0.8
United States	98.0
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse/Wellington Large Cap Research Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$82	0.76%

Management Discussion of Portfolio Performance

The Portfolio underperformed its benchmark, the S&P 500 Index, for the 12-month period ending December 31, 2025. U.S. equities registered a sizable return for 2025, supported by robust corporate earnings, easing interest rates, resilient consumer spending, and surging enthusiasm for artificial intelligence despite a turbulent geopolitical backdrop and lingering inflation concerns.

Top Contributors:

  Strong security selection in the Communication Services, Health Care, and Industrials sectors contributed to relative performance.

  Top contributors to relative performance included overweight positions in Uber Technologies (Industrials) and Alphabet (Communication Services) and an out-of-benchmark position in Coherent (Information Technology).

  Underweight allocations to Real Estate and Industrials as well as an overweight allocation to Financials also contributed to relative results.

Top Detractors:

  Challenging stock selection within the Financials, Consumer Discretionary, and Materials sectors detracted most from relative performance.

  Top detractors from relative performance included an overweight position in Kohlberg Kravis Roberts & Co. (Financials), lack of exposure to Micron Technology (Information Technology), and an out-of-benchmark position in BellRing Brands (Consumer Staples).

  Sector allocation, a residual of the Portfolio’s bottom-up stock selection process, also detracted from relative results. Our underweight allocation to Communication Services and overweight allocations to Energy and Materials detracted from performance.

Portfolio Performance

	Class B $34,956	S&P 500 Index $39,827
12/2015	$10,000	$10,000
12/2016	$10,819	$11,196
12/2017	$13,182	$13,640
12/2018	$12,339	$13,042
12/2019	$16,250	$17,149
12/2020	$19,830	$20,304
12/2021	$24,595	$26,132
12/2022	$19,871	$21,399
12/2023	$24,922	$27,025
12/2024	$30,233	$33,786
12/2025	$34,956	$39,827

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse/Wellington Large Cap Research Portfolio - Class B	15.62%	12.01%	13.33%
S&P 500 Index	17.88%	14.42%	14.82%

Key Fund Statistics

Total Net Assets	$2,465,791,271
# of Portfolio Investments	195
Portfolio Turnover Rate	71%
Total Advisory Fees Paid	$11,687,756

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	8.8
Microsoft Corp.	6.4
Apple, Inc.	6.3
Alphabet, Inc.	6.3
Amazon.com, Inc.	5.0
Broadcom, Inc.	3.0
Wells Fargo & Co.	2.6
Mastercard, Inc.	2.6
Tesla, Inc.	2.0
Goldman Sachs Group, Inc.	2.0

Top 10 Sectors

Value	Value
Materials	2.3
Utilities	2.9
Energy	3.6
Consumer Staples	4.6
Industrials	6.9
Communication Services	9.9
Health Care	10.9
Consumer Discretionary	12.2
Financials	13.5
Information Technology	32.3

Top Countries

Value	Value
Israel	0.0Footnote Reference*
Denmark	0.1
Canada	0.1
Bermuda	0.1
Germany	0.2
Netherlands	0.6
United Kingdom	0.8
United States	98.0
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio: Class E

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Brighthouse/Wellington Large Cap Research Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$71	0.66%

Management Discussion of Portfolio Performance

The Portfolio underperformed its benchmark, the S&P 500 Index, for the 12-month period ending December 31, 2025. U.S. equities registered a sizable return for 2025, supported by robust corporate earnings, easing interest rates, resilient consumer spending, and surging enthusiasm for artificial intelligence despite a turbulent geopolitical backdrop and lingering inflation concerns.

Top Contributors:

  Strong security selection in the Communication Services, Health Care, and Industrials sectors contributed to relative performance.

  Top contributors to relative performance included overweight positions in Uber Technologies (Industrials) and Alphabet (Communication Services) and an out-of-benchmark position in Coherent (Information Technology).

  Underweight allocations to Real Estate and Industrials as well as an overweight allocation to Financials also contributed to relative results.

Top Detractors:

  Challenging stock selection within the Financials, Consumer Discretionary, and Materials sectors detracted most from relative performance.

  Top detractors from relative performance included an overweight position in Kohlberg Kravis Roberts & Co. (Financials), lack of exposure to Micron Technology (Information Technology), and an out-of-benchmark position in BellRing Brands (Consumer Staples).

  Sector allocation, a residual of the Portfolio’s bottom-up stock selection process, also detracted from relative results. Our underweight allocation to Communication Services and overweight allocations to Energy and Materials detracted from performance.

Portfolio Performance

	Class E $35,319	S&P 500 Index $39,827
12/2015	$10,000	$10,000
12/2016	$10,830	$11,196
12/2017	$13,205	$13,640
12/2018	$12,374	$13,042
12/2019	$16,313	$17,149
12/2020	$19,919	$20,304
12/2021	$24,738	$26,132
12/2022	$20,009	$21,399
12/2023	$25,113	$27,025
12/2024	$30,515	$33,786
12/2025	$35,319	$39,827

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Brighthouse/Wellington Large Cap Research Portfolio - Class E	15.74%	12.14%	13.45%
S&P 500 Index	17.88%	14.42%	14.82%

Key Fund Statistics

Total Net Assets	$2,465,791,271
# of Portfolio Investments	195
Portfolio Turnover Rate	71%
Total Advisory Fees Paid	$11,687,756

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	8.8
Microsoft Corp.	6.4
Apple, Inc.	6.3
Alphabet, Inc.	6.3
Amazon.com, Inc.	5.0
Broadcom, Inc.	3.0
Wells Fargo & Co.	2.6
Mastercard, Inc.	2.6
Tesla, Inc.	2.0
Goldman Sachs Group, Inc.	2.0

Top 10 Sectors

Value	Value
Materials	2.3
Utilities	2.9
Energy	3.6
Consumer Staples	4.6
Industrials	6.9
Communication Services	9.9
Health Care	10.9
Consumer Discretionary	12.2
Financials	13.5
Information Technology	32.3

Top Countries

Value	Value
Israel	0.0Footnote Reference*
Denmark	0.1
Canada	0.1
Bermuda	0.1
Germany	0.2
Netherlands	0.6
United Kingdom	0.8
United States	98.0
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the CBRE Global Real Estate Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$68	0.66%

Management Discussion of Portfolio Performance

The Portfolio underperformed the FTSE EPRA/NAREIT Developed Index over the 12-month period ending December 31, 2025 as stock selection and sector allocation decisions detracted from relative performance. From a regional standpoint, positioning in the Americas and Asia-Pacific region underperformed, while positioning in Europe added modestly to performance. Global listed real estate delivered a positive total return for 2025 as all three major geographic regions generated positive performance. The Asia-Pacific region delivered the best performance, highlighted by strong returns in Japan, Hong Kong and Singapore. Europe was a solid performer, benefiting from accommodative central bank policy and attractive valuations that led to increased transaction activity. The Americas region lagged the benchmark for the year despite a robust U.S. economy.

Top Contributors:

  An underweight to the underperforming U.S. Residential sector was the top contributor to relative performance as a number of apartment landlords underperformed in the second half of the year on softening employment data.

  Stock selection in the U.S. Healthcare sector added value, led by an overweight to outperforming Welltower, Inc. and an underweight to underperforming Alexandria Real Estate Equities, Inc.

  Stock selection in Continental Europe helped performance, benefiting from an overweight to outperforming retail names such as Unibail-Rodamco-Westfield SE (France) and Klepierre SA (France).

Top Detractors:

  The Portfolio was underweight the Japanese market as we viewed valuations as expensive, relative to historic levels. Despite expensive valuations and rising interest rates, the Japanese market outperformed as investors became confident about Japan transitioning out of deflation for the first time in 30 years.

  An underweight to the U.S. Industrial sector was a drag on relative performance. Despite concerns stemming from U.S. trade tariffs, the sector outperformed in the latter half of the year as company earnings exceeded analyst expectations.

  An overweight to the underperforming U.S. Hotel sector detracted from relative performance as concerns of softening consumer demand impacted the sector.

Portfolio Performance

	Class A $15,123	Russell 3000 Index $38,012	FTSE EPRA /NAREIT Developed Index $13,770
12/2015	$10,000	$10,000	$10,000
12/2016	$10,115	$11,274	$10,406
12/2017	$11,225	$13,656	$11,485
12/2018	$10,287	$12,940	$10,838
12/2019	$12,869	$16,954	$13,212
12/2020	$12,254	$20,495	$12,018
12/2021	$16,507	$25,754	$15,153
12/2022	$12,427	$20,808	$11,352
12/2023	$14,026	$26,209	$12,450
12/2024	$14,118	$32,448	$12,566
12/2025	$15,123	$38,012	$13,770

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
CBRE Global Real Estate Portfolio - Class A	7.11%	4.30%	4.22%
Russell 3000 Index	17.15%	13.15%	14.29%
FTSE EPRA /NAREIT Developed Index	9.58%	2.76%	3.25%

Key Fund Statistics

Total Net Assets	$846,762,283
# of Portfolio Investments	103
Portfolio Turnover Rate	98%
Total Advisory Fees Paid	$5,214,591

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Welltower, Inc.	9.0
Equinix, Inc.	5.5
Simon Property Group, Inc.	5.4
VICI Properties, Inc.	3.7
Public Storage	2.8
Mitsui Fudosan Co. Ltd.	2.6
Prologis, Inc.	2.6
Ventas, Inc.	2.5
UDR, Inc.	2.4
American Homes 4 Rent	2.4

Top 10 Industries

Value	Value
Hotels, Restaurants & Leisure	0.7
Hotel & Resort REITs	2.0
Office REITs	5.6
Diversified REITs	7.9
Residential REITs	8.5
Real Estate Management & Development	9.2
Industrial REITs	15.3
Health Care REITs	15.8
Retail REITs	16.8
Specialized REITs	17.4

Top 10 Countries

Value	Value
Belgium	0.9
Germany	1.3
Hong Kong	2.3
Canada	3.1
France	4.0
Singapore	4.3
United Kingdom	4.3
Australia	7.0
Japan	9.6
United States	60.7

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the CBRE Global Real Estate Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$94	0.91%

Management Discussion of Portfolio Performance

The Portfolio underperformed the FTSE EPRA/NAREIT Developed Index over the 12-month period ending December 31, 2025 as stock selection and sector allocation decisions detracted from relative performance. From a regional standpoint, positioning in the Americas and Asia-Pacific region underperformed, while positioning in Europe added modestly to performance. Global listed real estate delivered a positive total return for 2025 as all three major geographic regions generated positive performance. The Asia-Pacific region delivered the best performance, highlighted by strong returns in Japan, Hong Kong and Singapore. Europe was a solid performer, benefiting from accommodative central bank policy and attractive valuations that led to increased transaction activity. The Americas region lagged the benchmark for the year despite a robust U.S. economy.

Top Contributors:

  An underweight to the underperforming U.S. Residential sector was the top contributor to relative performance as a number of apartment landlords underperformed in the second half of the year on softening employment data.

  Stock selection in the U.S. Healthcare sector added value, led by an overweight to outperforming Welltower, Inc. and an underweight to underperforming Alexandria Real Estate Equities, Inc.

  Stock selection in Continental Europe helped performance, benefiting from an overweight to outperforming retail names such as Unibail-Rodamco-Westfield SE (France) and Klepierre SA (France).

Top Detractors:

  The Portfolio was underweight the Japanese market as we viewed valuations as expensive, relative to historic levels. Despite expensive valuations and rising interest rates, the Japanese market outperformed as investors became confident about Japan transitioning out of deflation for the first time in 30 years.

  An underweight to the U.S. Industrial sector was a drag on relative performance. Despite concerns stemming from U.S. trade tariffs, the sector outperformed in the latter half of the year as company earnings exceeded analyst expectations.

  An overweight to the underperforming U.S. Hotel sector detracted from relative performance as concerns of softening consumer demand impacted the sector.

Portfolio Performance

	Class B $14,738	Russell 3000 Index $38,012	FTSE EPRA /NAREIT Developed Index $13,770
12/2015	$10,000	$10,000	$10,000
12/2016	$10,087	$11,274	$10,406
12/2017	$11,171	$13,656	$11,485
12/2018	$10,205	$12,940	$10,838
12/2019	$12,737	$16,954	$13,212
12/2020	$12,098	$20,495	$12,018
12/2021	$16,263	$25,754	$15,153
12/2022	$12,198	$20,808	$11,352
12/2023	$13,751	$26,209	$12,450
12/2024	$13,806	$32,448	$12,566
12/2025	$14,738	$38,012	$13,770

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
CBRE Global Real Estate Portfolio - Class B	6.75%	4.03%	3.95%
Russell 3000 Index	17.15%	13.15%	14.29%
FTSE EPRA /NAREIT Developed Index	9.58%	2.76%	3.25%

Key Fund Statistics

Total Net Assets	$846,762,283
# of Portfolio Investments	103
Portfolio Turnover Rate	98%
Total Advisory Fees Paid	$5,214,591

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Welltower, Inc.	9.0
Equinix, Inc.	5.5
Simon Property Group, Inc.	5.4
VICI Properties, Inc.	3.7
Public Storage	2.8
Mitsui Fudosan Co. Ltd.	2.6
Prologis, Inc.	2.6
Ventas, Inc.	2.5
UDR, Inc.	2.4
American Homes 4 Rent	2.4

Top 10 Industries

Value	Value
Hotels, Restaurants & Leisure	0.7
Hotel & Resort REITs	2.0
Office REITs	5.6
Diversified REITs	7.9
Residential REITs	8.5
Real Estate Management & Development	9.2
Industrial REITs	15.3
Health Care REITs	15.8
Retail REITs	16.8
Specialized REITs	17.4

Top 10 Countries

Value	Value
Belgium	0.9
Germany	1.3
Hong Kong	2.3
Canada	3.1
France	4.0
Singapore	4.3
United Kingdom	4.3
Australia	7.0
Japan	9.6
United States	60.7

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio: Class E

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the CBRE Global Real Estate Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$84	0.81%

Management Discussion of Portfolio Performance

The Portfolio underperformed the FTSE EPRA/NAREIT Developed Index over the 12-month period ending December 31, 2025 as stock selection and sector allocation decisions detracted from relative performance. From a regional standpoint, positioning in the Americas and Asia-Pacific region underperformed, while positioning in Europe added modestly to performance. Global listed real estate delivered a positive total return for 2025 as all three major geographic regions generated positive performance. The Asia-Pacific region delivered the best performance, highlighted by strong returns in Japan, Hong Kong and Singapore. Europe was a solid performer, benefiting from accommodative central bank policy and attractive valuations that led to increased transaction activity. The Americas region lagged the benchmark for the year despite a robust U.S. economy.

Top Contributors:

  An underweight to the underperforming U.S. Residential sector was the top contributor to relative performance as a number of apartment landlords underperformed in the second half of the year on softening employment data.

  Stock selection in the U.S. Healthcare sector added value, led by an overweight to outperforming Welltower, Inc. and an underweight to underperforming Alexandria Real Estate Equities, Inc.

  Stock selection in Continental Europe helped performance, benefiting from an overweight to outperforming retail names such as Unibail-Rodamco-Westfield SE (France) and Klepierre SA (France).

Top Detractors:

  The Portfolio was underweight the Japanese market as we viewed valuations as expensive, relative to historic levels. Despite expensive valuations and rising interest rates, the Japanese market outperformed as investors became confident about Japan transitioning out of deflation for the first time in 30 years.

  An underweight to the U.S. Industrial sector was a drag on relative performance. Despite concerns stemming from U.S. trade tariffs, the sector outperformed in the latter half of the year as company earnings exceeded analyst expectations.

  An overweight to the underperforming U.S. Hotel sector detracted from relative performance as concerns of softening consumer demand impacted the sector.

Portfolio Performance

	Class E $14,893	Russell 3000 Index $38,012	FTSE EPRA /NAREIT Developed Index $13,770
12/2015	$10,000	$10,000	$10,000
12/2016	$10,090	$11,274	$10,406
12/2017	$11,190	$13,656	$11,485
12/2018	$10,228	$12,940	$10,838
12/2019	$12,790	$16,954	$13,212
12/2020	$12,155	$20,495	$12,018
12/2021	$16,356	$25,754	$15,153
12/2022	$12,286	$20,808	$11,352
12/2023	$13,857	$26,209	$12,450
12/2024	$13,926	$32,448	$12,566
12/2025	$14,893	$38,012	$13,770

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
CBRE Global Real Estate Portfolio - Class E	6.94%	4.15%	4.06%
Russell 3000 Index	17.15%	13.15%	14.29%
FTSE EPRA /NAREIT Developed Index	9.58%	2.76%	3.25%

Key Fund Statistics

Total Net Assets	$846,762,283
# of Portfolio Investments	103
Portfolio Turnover Rate	98%
Total Advisory Fees Paid	$5,214,591

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Welltower, Inc.	9.0
Equinix, Inc.	5.5
Simon Property Group, Inc.	5.4
VICI Properties, Inc.	3.7
Public Storage	2.8
Mitsui Fudosan Co. Ltd.	2.6
Prologis, Inc.	2.6
Ventas, Inc.	2.5
UDR, Inc.	2.4
American Homes 4 Rent	2.4

Top 10 Industries

Value	Value
Hotels, Restaurants & Leisure	0.7
Hotel & Resort REITs	2.0
Office REITs	5.6
Diversified REITs	7.9
Residential REITs	8.5
Real Estate Management & Development	9.2
Industrial REITs	15.3
Health Care REITs	15.8
Retail REITs	16.8
Specialized REITs	17.4

Top 10 Countries

Value	Value
Belgium	0.9
Germany	1.3
Hong Kong	2.3
Canada	3.1
France	4.0
Singapore	4.3
United Kingdom	4.3
Australia	7.0
Japan	9.6
United States	60.7

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Harris Oakmark International Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Harris Oakmark International Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$84	0.72%

Management Discussion of Portfolio Performance

The Portfolio outperformed the benchmark, the MSCI EAFE Index, over the 12-month period ended December 31, 2025.  International equities, defined as the MSCI EAFE Index, finished higher during the year with all GICS sectors posting positive returns. By sector, Financials and Industrials were the top contributors to market returns. By country, Japan and the U.K. were top contributors to market performance while Denmark and New Zealand were the sole detractors.  Country weightings contributed to the Portfolio's relative performance for the period and stock selection within sectors contributed to the Portfolio's relative performance.

Top Contributors:

  On a sector basis, stock selection contributed to the Portfolio's performance during the period. Stock selection in Consumer Discretionary and Health Care led these sectors to produce the best relative results.

  On a country basis, the Portfolio's exposure to South Korea and greater-than-benchmark weighting in Germany drove these countries to contribute the most to relative performance during the period.

  Bayer (Germany), BNP Paribas (France) and Samsung Electronics (South Korea) contributed the most to the Portfolio's returns for the year.

Top Detractors:

  On a sector basis, sector weightings detracted from the Portfolio's performance during the period. A less-than-benchmark exposure to Financials and stock selection in Industrials led these sectors to detract the most from relative performance.

  On a country basis, stock selection detracted from the Portfolio's performance during the period. Stock selection in France and the U.S. drove the countries to detract the most from relative returns.

  WPP (U.K.), Worldline (France) and Edenred (France) detracted the most from the Portfolio's returns for the year.

Portfolio Performance

	Class A $19,696	MSCI EAFE Index $21,959
12/2015	$10,000	$10,000
12/2016	$10,843	$10,100
12/2017	$14,180	$12,628
12/2018	$10,815	$10,887
12/2019	$13,501	$13,284
12/2020	$14,225	$14,322
12/2021	$15,458	$15,935
12/2022	$13,018	$13,632
12/2023	$15,525	$16,118
12/2024	$14,790	$16,735
12/2025	$19,696	$21,959

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Harris Oakmark International Portfolio - Class A	33.17%	6.72%	7.01%
MSCI EAFE Index	31.22%	8.92%	8.18%

Key Fund Statistics

Total Net Assets	$2,062,237,629
# of Portfolio Investments	74
Portfolio Turnover Rate	59%
Total Advisory Fees Paid	$14,076,286

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

adidas AG	2.9
BNP Paribas SA	2.9
Ashtead Group PLC	2.6
Reckitt Benckiser Group PLC	2.5
Glencore PLC	2.5
Bayerische Motoren Werke AG	2.3
Accor SA	2.3
Bayer AG	2.3
Dassault Systemes SE	2.3
DSV AS	2.3

Top Sectors

Value	Value
Real Estate	0.5
Communication Services	1.7
Materials	6.9
Information Technology	10.5
Health Care	10.8
Consumer Staples	12.4
Financials	13.6
Consumer Discretionary	20.2
Industrials	21.2

Top 10 Countries

Value	Value
Australia	2.5
Sweden	3.0
China	3.3
South Korea	3.8
United States	4.5
Japan	5.5
Netherlands	6.7
United Kingdom	13.3
Germany	20.6
France	22.1

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Harris Oakmark International Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Harris Oakmark International Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$113	0.97%

Management Discussion of Portfolio Performance

The Portfolio outperformed the benchmark, the MSCI EAFE Index, over the 12-month period ended December 31, 2025.  International equities, defined as the MSCI EAFE Index, finished higher during the year with all GICS sectors posting positive returns. By sector, Financials and Industrials were the top contributors to market returns. By country, Japan and the U.K. were top contributors to market performance while Denmark and New Zealand were the sole detractors.  Country weightings contributed to the Portfolio's relative performance for the period and stock selection within sectors contributed to the Portfolio's relative performance.

Top Contributors:

  On a sector basis, stock selection contributed to the Portfolio's performance during the period. Stock selection in Consumer Discretionary and Health Care led these sectors to produce the best relative results.

  On a country basis, the Portfolio's exposure to South Korea and greater-than-benchmark weighting in Germany drove these countries to contribute the most to relative performance during the period.

  Bayer (Germany), BNP Paribas (France) and Samsung Electronics (South Korea) contributed the most to the Portfolio's returns for the year.

Top Detractors:

  On a sector basis, sector weightings detracted from the Portfolio's performance during the period. A less-than-benchmark exposure to Financials and stock selection in Industrials led these sectors to detract the most from relative performance.

  On a country basis, stock selection detracted from the Portfolio's performance during the period. Stock selection in France and the U.S. drove the countries to detract the most from relative returns.

  WPP (U.K.), Worldline (France) and Edenred (France) detracted the most from the Portfolio's returns for the year.

Portfolio Performance

	Class B $19,198	MSCI EAFE Index $21,959
12/2015	$10,000	$10,000
12/2016	$10,818	$10,100
12/2017	$14,109	$12,628
12/2018	$10,727	$10,887
12/2019	$13,357	$13,284
12/2020	$14,041	$14,322
12/2021	$15,226	$15,935
12/2022	$12,790	$13,632
12/2023	$15,214	$16,118
12/2024	$14,458	$16,735
12/2025	$19,198	$21,959

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Harris Oakmark International Portfolio - Class B	32.78%	6.46%	6.74%
MSCI EAFE Index	31.22%	8.92%	8.18%

Key Fund Statistics

Total Net Assets	$2,062,237,629
# of Portfolio Investments	74
Portfolio Turnover Rate	59%
Total Advisory Fees Paid	$14,076,286

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

adidas AG	2.9
BNP Paribas SA	2.9
Ashtead Group PLC	2.6
Reckitt Benckiser Group PLC	2.5
Glencore PLC	2.5
Bayerische Motoren Werke AG	2.3
Accor SA	2.3
Bayer AG	2.3
Dassault Systemes SE	2.3
DSV AS	2.3

Top Sectors

Value	Value
Real Estate	0.5
Communication Services	1.7
Materials	6.9
Information Technology	10.5
Health Care	10.8
Consumer Staples	12.4
Financials	13.6
Consumer Discretionary	20.2
Industrials	21.2

Top 10 Countries

Value	Value
Australia	2.5
Sweden	3.0
China	3.3
South Korea	3.8
United States	4.5
Japan	5.5
Netherlands	6.7
United Kingdom	13.3
Germany	20.6
France	22.1

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Harris Oakmark International Portfolio: Class E

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Harris Oakmark International Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$101	0.87%

Management Discussion of Portfolio Performance

The Portfolio outperformed the benchmark, the MSCI EAFE Index, over the 12-month period ended December 31, 2025.  International equities, defined as the MSCI EAFE Index, finished higher during the year with all GICS sectors posting positive returns. By sector, Financials and Industrials were the top contributors to market returns. By country, Japan and the U.K. were top contributors to market performance while Denmark and New Zealand were the sole detractors.  Country weightings contributed to the Portfolio's relative performance for the period and stock selection within sectors contributed to the Portfolio's relative performance.

Top Contributors:

  On a sector basis, stock selection contributed to the Portfolio's performance during the period. Stock selection in Consumer Discretionary and Health Care led these sectors to produce the best relative results.

  On a country basis, the Portfolio's exposure to South Korea and greater-than-benchmark weighting in Germany drove these countries to contribute the most to relative performance during the period.

  Bayer (Germany), BNP Paribas (France) and Samsung Electronics (South Korea) contributed the most to the Portfolio's returns for the year.

Top Detractors:

  On a sector basis, sector weightings detracted from the Portfolio's performance during the period. A less-than-benchmark exposure to Financials and stock selection in Industrials led these sectors to detract the most from relative performance.

  On a country basis, stock selection detracted from the Portfolio's performance during the period. Stock selection in France and the U.S. drove the countries to detract the most from relative returns.

  WPP (U.K.), Worldline (France) and Edenred (France) detracted the most from the Portfolio's returns for the year.

Portfolio Performance

	Class E $19,388	MSCI EAFE Index $21,959
12/2015	$10,000	$10,000
12/2016	$10,831	$10,100
12/2017	$14,137	$12,628
12/2018	$10,763	$10,887
12/2019	$13,411	$13,284
12/2020	$14,114	$14,322
12/2021	$15,317	$15,935
12/2022	$12,877	$13,632
12/2023	$15,330	$16,118
12/2024	$14,579	$16,735
12/2025	$19,388	$21,959

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Harris Oakmark International Portfolio - Class E	32.98%	6.56%	6.84%
MSCI EAFE Index	31.22%	8.92%	8.18%

Key Fund Statistics

Total Net Assets	$2,062,237,629
# of Portfolio Investments	74
Portfolio Turnover Rate	59%
Total Advisory Fees Paid	$14,076,286

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

adidas AG	2.9
BNP Paribas SA	2.9
Ashtead Group PLC	2.6
Reckitt Benckiser Group PLC	2.5
Glencore PLC	2.5
Bayerische Motoren Werke AG	2.3
Accor SA	2.3
Bayer AG	2.3
Dassault Systemes SE	2.3
DSV AS	2.3

Top Sectors

Value	Value
Real Estate	0.5
Communication Services	1.7
Materials	6.9
Information Technology	10.5
Health Care	10.8
Consumer Staples	12.4
Financials	13.6
Consumer Discretionary	20.2
Industrials	21.2

Top 10 Countries

Value	Value
Australia	2.5
Sweden	3.0
China	3.3
South Korea	3.8
United States	4.5
Japan	5.5
Netherlands	6.7
United Kingdom	13.3
Germany	20.6
France	22.1

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Invesco Balanced-Risk Allocation Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$101	0.95%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Dow Jones Moderate Portfolio Index over the 12-month period ending December 31, 2025. Global markets remained resilient, despite widespread uncertainty, while major central banks shifted toward a more accommodative policy stance as inflation eased. Equities advanced overall, with leadership broadening beyond the U.S. as investors rotated toward international and emerging markets amid a weaker U.S. dollar and policy uncertainty. Government bond yields experienced volatility, with fiscal sustainability concerns partly offsetting moderating inflation and policy easing expectations. Commodities delivered mixed results, with gains in metals outweighing losses in agriculture and energy commodities.

Top Contributors:

  An overweight to International equities was the strongest contributor to performance, supported by a notable rotation out of U.S. equities.

  An overweight to commodities also contributed positively to perfomance, driven by strong gains in precious and industrial metals, which more than offset losses in energy and agriculture.

Top Detractors:

  An underweight to equities detracted as equities outperformed bonds over the year.

  An overweight to International bonds also detracted.

Portfolio Performance

	Class B $17,565	MSCI All Country World Index $30,302	Bloomberg Global Aggregate Index $11,338	Dow Jones Moderate Portfolio Index $20,263
12/2015	$10,000	$10,000	$10,000	$10,000
12/2016	$11,172	$10,786	$10,209	$10,767
12/2017	$12,289	$13,372	$10,964	$12,397
12/2018	$11,498	$12,113	$10,832	$11,752
12/2019	$13,255	$15,335	$11,573	$13,938
12/2020	$14,598	$17,828	$12,637	$15,643
12/2021	$16,013	$21,133	$12,042	$17,114
12/2022	$14,026	$17,252	$10,086	$14,553
12/2023	$14,928	$21,082	$10,662	$16,401
12/2024	$15,525	$24,769	$10,482	$17,803
12/2025	$17,565	$30,302	$11,338	$20,263

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Invesco Balanced-Risk Allocation Portfolio - Class B	13.14%	3.77%	5.80%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index	8.17%	(2.15%)	1.26%
Dow Jones Moderate Portfolio Index	13.82%	5.31%	7.32%

Key Fund Statistics

Total Net Assets	$712,722,484
# of Portfolio Investments	94
Portfolio Turnover Rate	8%
Total Advisory Fees Paid	$4,615,135

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Asset Allocation

Value	Value
U.S. Large Cap Equities	4.4
U.S. Small Cap Equities	6.0
Emerging Market Equities	6.6
International Developed Market Equities	24.4
Commodities	36.7
Global Developed Bonds	75.8

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Invesco Comstock Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Invesco Comstock Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$61	0.56%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Russell 1000 Value Index during the year ended December 31, 2025. Key contributors to relative returns were stock selection in Financials, Healthcare, Consumer Discretionary, while key detractors were stock selection in Information Technology ("IT") and Communication Services. U.S. equity markets delivered strong gains in 2025, supported by a resilient economy and moderating inflation. Data suggested the Federal Reserve made progress toward a soft landing, with steady consumer spending and a gradually easing labor market. Communication Services and Information Technology led sector returns for the year, while Real Estate and Consumer Staples lagged, though all Index sectors posted positive performance.

Top Contributors:

  In Financials, large diversified and regional banks performed well amid resilient credit quality, stabilizing net interest margins, improved capital return expectations, and easing regulatory pressures. Holdings such as Bank of America, Wells Fargo, Citizens Financial Group, and Huntington Bancshares benefited from improved earnings visibility and stronger investor sentiment.

  In Health Care, CVS Health and Elevance Health were top contributors. CVS Health benefited from improved execution across its healthcare services platform, including stabilization in pharmacy operations and progress integrating care delivery and benefits.

  In Consumer Discretionary, relative contribution came largely from not owning or being underweight specialty retail, textiles, apparel, and luxury goods, in addition to positive contribution from eBay.

Top Detractors:

  In Information Technology, relative detractors reflected stocks not held in the Portfolio, including Micron Technology, Advanced Micro Devices, Applied Materials, and Analog Devices.

  In Communication Services, Alphabet and Charter Communications detracted due to weaker than expected advertising trends, competitive pressures, and ongoing subscriber losses.

  Cash levels averaged less than 3% and detracted from relative performance, as expected in a strong equity market environment. Cash remains a source of liquidity for new opportunities.

Portfolio Performance

	Class A $31,371	Russell 3000 Index $38,012	Russell 1000 Value Index $27,213
12/2015	$10,000	$10,000	$10,000
12/2016	$11,764	$11,274	$11,734
12/2017	$13,915	$13,656	$13,337
12/2018	$12,257	$12,940	$12,235
12/2019	$15,353	$16,954	$15,482
12/2020	$15,311	$20,495	$15,915
12/2021	$20,436	$25,754	$19,919
12/2022	$20,616	$20,808	$18,418
12/2023	$23,196	$26,209	$20,529
12/2024	$26,689	$32,448	$23,478
12/2025	$31,371	$38,012	$27,213

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Invesco Comstock Portfolio - Class A	17.54%	15.43%	12.11%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 1000 Value Index	15.91%	11.33%	10.53%

Key Fund Statistics

Total Net Assets	$1,885,610,356
# of Portfolio Investments	98
Portfolio Turnover Rate	19%
Total Advisory Fees Paid	$10,043,590

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Bank of America Corp.	3.8
Alphabet, Inc.	3.6
Microsoft Corp.	2.9
Cisco Systems, Inc.	2.7
CVS Health Corp.	2.7
Wells Fargo & Co.	2.7
Chevron Corp.	2.4
State Street Corp.	2.3
FedEx Corp.	2.1
Sempra	1.8

Top 10 Sectors

Value	Value
Materials	2.8
Utilities	3.9
Consumer Discretionary	5.8
Energy	7.0
Communication Services	8.3
Consumer Staples	8.4
Industrials	10.7
Information Technology	12.1
Health Care	18.2
Financials	19.8

Top Countries

Value	Value
Belgium	0.9
Netherlands	2.1
Canada	2.6
United Kingdom	3.1
United States	88.9

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Invesco Comstock Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Invesco Comstock Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$88	0.81%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Russell 1000 Value Index during the year ended December 31, 2025. Key contributors to relative returns were stock selection in Financials, Healthcare, Consumer Discretionary, while key detractors were stock selection in Information Technology ("IT") and Communication Services. U.S. equity markets delivered strong gains in 2025, supported by a resilient economy and moderating inflation. Data suggested the Federal Reserve made progress toward a soft landing, with steady consumer spending and a gradually easing labor market. Communication Services and Information Technology led sector returns for the year, while Real Estate and Consumer Staples lagged, though all Index sectors posted positive performance.

Top Contributors:

  In Financials, large diversified and regional banks performed well amid resilient credit quality, stabilizing net interest margins, improved capital return expectations, and easing regulatory pressures. Holdings such as Bank of America, Wells Fargo, Citizens Financial Group, and Huntington Bancshares benefited from improved earnings visibility and stronger investor sentiment.

  In Health Care, CVS Health and Elevance Health were top contributors. CVS Health benefited from improved execution across its healthcare services platform, including stabilization in pharmacy operations and progress integrating care delivery and benefits.

  In Consumer Discretionary, relative contribution came largely from not owning or being underweight specialty retail, textiles, apparel, and luxury goods, in addition to positive contribution from eBay.

Top Detractors:

  In Information Technology, relative detractors reflected stocks not held in the Portfolio, including Micron Technology, Advanced Micro Devices, Applied Materials, and Analog Devices.

  In Communication Services, Alphabet and Charter Communications detracted due to weaker than expected advertising trends, competitive pressures, and ongoing subscriber losses.

  Cash levels averaged less than 3% and detracted from relative performance, as expected in a strong equity market environment. Cash remains a source of liquidity for new opportunities.

Portfolio Performance

	Class B $30,604	Russell 3000 Index $38,012	Russell 1000 Value Index $27,213
12/2015	$10,000	$10,000	$10,000
12/2016	$11,730	$11,274	$11,734
12/2017	$13,843	$13,656	$13,337
12/2018	$12,161	$12,940	$12,235
12/2019	$15,196	$16,954	$15,482
12/2020	$15,119	$20,495	$15,915
12/2021	$20,136	$25,754	$19,919
12/2022	$20,265	$20,808	$18,418
12/2023	$22,739	$26,209	$20,529
12/2024	$26,088	$32,448	$23,478
12/2025	$30,604	$38,012	$27,213

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Invesco Comstock Portfolio - Class B	17.31%	15.15%	11.83%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 1000 Value Index	15.91%	11.33%	10.53%

Key Fund Statistics

Total Net Assets	$1,885,610,356
# of Portfolio Investments	98
Portfolio Turnover Rate	19%
Total Advisory Fees Paid	$10,043,590

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Bank of America Corp.	3.8
Alphabet, Inc.	3.6
Microsoft Corp.	2.9
Cisco Systems, Inc.	2.7
CVS Health Corp.	2.7
Wells Fargo & Co.	2.7
Chevron Corp.	2.4
State Street Corp.	2.3
FedEx Corp.	2.1
Sempra	1.8

Top 10 Sectors

Value	Value
Materials	2.8
Utilities	3.9
Consumer Discretionary	5.8
Energy	7.0
Communication Services	8.3
Consumer Staples	8.4
Industrials	10.7
Information Technology	12.1
Health Care	18.2
Financials	19.8

Top Countries

Value	Value
Belgium	0.9
Netherlands	2.1
Canada	2.6
United Kingdom	3.1
United States	88.9

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Invesco Global Equity Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Invesco Global Equity Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$62	0.57%

Management Discussion of Portfolio Performance

The Portfolio underperformed the MSCI All Country World Growth Index over the 12-month period ending December 31, 2025. Underperformance was primarily driven by stock selection in the Information Technology ("IT") and Real Estate sectors, as well as an overweight allocation to Real Estate. Global equities posted robust returns, overcoming early-year tariff concerns as investor sentiment improved with renewed fiscal and monetary stimulus.

Top Contributors:

  The Portfolio's underweight in Consumer Staples contributed positively to relative results.

  Lam Research, a leading provider of wafer-fabrication equipment for the semiconductor industry, contributed to performance as it benefited from strong demand for advanced semiconductor tools. Its etch and deposition technologies continued to gain traction across next‑generation chip designs.

  Apple, a major technology company not held in the Portfolio but a large benchmark constituent, underperformed during the year. Avoiding this holding was a top contributor to relative performance.

Top Detractors:

  The Portfolio's holdings in IT and Real Estate underperformed those of the benchmark sectors, detracting from relative results. The overweight position in Real Estate further weighed on performance, as it was the weakest sector during the period.

  Marvell Technology, a global semiconductor firm, focused on compute, networking, and storage technologies for hyperscale cloud and enterprise markets, underperformed as the company faced uncertainty relating to the timing and magnitude of artificial intelligence-related revenues. The position was trimmed over the course of the year to account for this uncertainty.

  DLF (India), a leading real estate developer, detracted from performance as the stock declined due to overall sector weakness and mixed financial performance.

Portfolio Performance

	Class A $29,128	MSCI All Country World Index $30,302	MSCI All Country World Growth Index $37,047
12/2015	$10,000	$10,000	$10,000
12/2016	$10,046	$10,786	$10,327
12/2017	$13,775	$13,372	$13,425
12/2018	$11,989	$12,113	$12,333
12/2019	$15,815	$15,335	$16,369
12/2020	$20,229	$17,828	$21,869
12/2021	$23,417	$21,133	$25,609
12/2022	$15,994	$17,252	$18,283
12/2023	$21,590	$21,082	$24,356
12/2024	$25,135	$24,769	$30,257
12/2025	$29,128	$30,302	$37,047

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Invesco Global Equity Portfolio - Class A	15.88%	7.56%	11.28%
MSCI All Country World Index	22.34%	11.19%	11.72%
MSCI All Country World Growth Index	22.44%	11.12%	13.99%

Key Fund Statistics

Total Net Assets	$1,126,672,952
# of Portfolio Investments	72
Portfolio Turnover Rate	21%
Total Advisory Fees Paid	$5,821,392

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Alphabet, Inc.	11.8
Meta Platforms, Inc.	6.1
NVIDIA Corp.	5.3
Taiwan Semiconductor Manufacturing Co. Ltd.	4.9
S&P Global, Inc.	4.0
Lam Research Corp.	3.5
Eli Lilly & Co.	3.2
Visa, Inc.	3.2
Broadcom, Inc.	3.2
Airbus SE	3.0

Top Sectors

Value	Value
Materials	0.9
Real Estate	2.9
Industrials	5.0
Consumer Discretionary	10.5
Financials	12.1
Health Care	12.8
Communication Services	21.8
Information Technology	33.3

Top 10 Countries

Value	Value
Japan	1.9
Switzerland	2.0
China	2.3
Netherlands	2.3
Germany	2.4
Canada	2.4
India	4.5
Taiwan	4.9
France	5.9
United States	67.2

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Invesco Global Equity Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Invesco Global Equity Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$88	0.82%

Management Discussion of Portfolio Performance

The Portfolio underperformed the MSCI All Country World Growth Index over the 12-month period ending December 31, 2025. Underperformance was primarily driven by stock selection in the Information Technology ("IT") and Real Estate sectors, as well as an overweight allocation to Real Estate. Global equities posted robust returns, overcoming early-year tariff concerns as investor sentiment improved with renewed fiscal and monetary stimulus.

Top Contributors:

  The Portfolio's underweight in Consumer Staples contributed positively to relative results.

  Lam Research, a leading provider of wafer-fabrication equipment for the semiconductor industry, contributed to performance as it benefited from strong demand for advanced semiconductor tools. Its etch and deposition technologies continued to gain traction across next‑generation chip designs.

  Apple, a major technology company not held in the Portfolio but a large benchmark constituent, underperformed during the year. Avoiding this holding was a top contributor to relative performance.

Top Detractors:

  The Portfolio's holdings in IT and Real Estate underperformed those of the benchmark sectors, detracting from relative results. The overweight position in Real Estate further weighed on performance, as it was the weakest sector during the period.

  Marvell Technology, a global semiconductor firm, focused on compute, networking, and storage technologies for hyperscale cloud and enterprise markets, underperformed as the company faced uncertainty relating to the timing and magnitude of artificial intelligence-related revenues. The position was trimmed over the course of the year to account for this uncertainty.

  DLF (India), a leading real estate developer, detracted from performance as the stock declined due to overall sector weakness and mixed financial performance.

Portfolio Performance

	Class B $28,407	MSCI All Country World Index $30,302	MSCI All Country World Growth Index $37,047
12/2015	$10,000	$10,000	$10,000
12/2016	$10,020	$10,786	$10,327
12/2017	$13,701	$13,372	$13,425
12/2018	$11,900	$12,113	$12,333
12/2019	$15,656	$15,335	$16,369
12/2020	$19,975	$17,828	$21,869
12/2021	$23,065	$21,133	$25,609
12/2022	$15,721	$17,252	$18,283
12/2023	$21,156	$21,082	$24,356
12/2024	$24,574	$24,769	$30,257
12/2025	$28,407	$30,302	$37,047

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Invesco Global Equity Portfolio - Class B	15.60%	7.30%	11.00%
MSCI All Country World Index	22.34%	11.19%	11.72%
MSCI All Country World Growth Index	22.44%	11.12%	13.99%

Key Fund Statistics

Total Net Assets	$1,126,672,952
# of Portfolio Investments	72
Portfolio Turnover Rate	21%
Total Advisory Fees Paid	$5,821,392

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Alphabet, Inc.	11.8
Meta Platforms, Inc.	6.1
NVIDIA Corp.	5.3
Taiwan Semiconductor Manufacturing Co. Ltd.	4.9
S&P Global, Inc.	4.0
Lam Research Corp.	3.5
Eli Lilly & Co.	3.2
Visa, Inc.	3.2
Broadcom, Inc.	3.2
Airbus SE	3.0

Top Sectors

Value	Value
Materials	0.9
Real Estate	2.9
Industrials	5.0
Consumer Discretionary	10.5
Financials	12.1
Health Care	12.8
Communication Services	21.8
Information Technology	33.3

Top 10 Countries

Value	Value
Japan	1.9
Switzerland	2.0
China	2.3
Netherlands	2.3
Germany	2.4
Canada	2.4
India	4.5
Taiwan	4.9
France	5.9
United States	67.2

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Invesco Global Equity Portfolio: Class E

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Invesco Global Equity Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$78	0.72%

Management Discussion of Portfolio Performance

The Portfolio underperformed the MSCI All Country World Growth Index over the 12-month period ending December 31, 2025. Underperformance was primarily driven by stock selection in the Information Technology ("IT") and Real Estate sectors, as well as an overweight allocation to Real Estate. Global equities posted robust returns, overcoming early-year tariff concerns as investor sentiment improved with renewed fiscal and monetary stimulus.

Top Contributors:

  The Portfolio's underweight in Consumer Staples contributed positively to relative results.

  Lam Research, a leading provider of wafer-fabrication equipment for the semiconductor industry, contributed to performance as it benefited from strong demand for advanced semiconductor tools. Its etch and deposition technologies continued to gain traction across next‑generation chip designs.

  Apple, a major technology company not held in the Portfolio but a large benchmark constituent, underperformed during the year. Avoiding this holding was a top contributor to relative performance.

Top Detractors:

  The Portfolio's holdings in IT and Real Estate underperformed those of the benchmark sectors, detracting from relative results. The overweight position in Real Estate further weighed on performance, as it was the weakest sector during the period.

  Marvell Technology, a global semiconductor firm, focused on compute, networking, and storage technologies for hyperscale cloud and enterprise markets, underperformed as the company faced uncertainty relating to the timing and magnitude of artificial intelligence-related revenues. The position was trimmed over the course of the year to account for this uncertainty.

  DLF (India), a leading real estate developer, detracted from performance as the stock declined due to overall sector weakness and mixed financial performance.

Portfolio Performance

	Class E $28,695	MSCI All Country World Index $30,302	MSCI All Country World Growth Index $37,047
12/2015	$10,000	$10,000	$10,000
12/2016	$10,031	$10,786	$10,327
12/2017	$13,732	$13,372	$13,425
12/2018	$11,937	$12,113	$12,333
12/2019	$15,722	$15,335	$16,369
12/2020	$20,076	$17,828	$21,869
12/2021	$23,210	$21,133	$25,609
12/2022	$15,832	$17,252	$18,283
12/2023	$21,330	$21,082	$24,356
12/2024	$24,798	$24,769	$30,257
12/2025	$28,695	$30,302	$37,047

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Invesco Global Equity Portfolio - Class E	15.71%	7.40%	11.12%
MSCI All Country World Index	22.34%	11.19%	11.72%
MSCI All Country World Growth Index	22.44%	11.12%	13.99%

Key Fund Statistics

Total Net Assets	$1,126,672,952
# of Portfolio Investments	72
Portfolio Turnover Rate	21%
Total Advisory Fees Paid	$5,821,392

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Alphabet, Inc.	11.8
Meta Platforms, Inc.	6.1
NVIDIA Corp.	5.3
Taiwan Semiconductor Manufacturing Co. Ltd.	4.9
S&P Global, Inc.	4.0
Lam Research Corp.	3.5
Eli Lilly & Co.	3.2
Visa, Inc.	3.2
Broadcom, Inc.	3.2
Airbus SE	3.0

Top Sectors

Value	Value
Materials	0.9
Real Estate	2.9
Industrials	5.0
Consumer Discretionary	10.5
Financials	12.1
Health Care	12.8
Communication Services	21.8
Information Technology	33.3

Top 10 Countries

Value	Value
Japan	1.9
Switzerland	2.0
China	2.3
Netherlands	2.3
Germany	2.4
Canada	2.4
India	4.5
Taiwan	4.9
France	5.9
United States	67.2

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Invesco Small Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$82	0.80%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell 2000 Growth Index over the 12-month period ending December 31, 2025. Relative contributors included positive stock selection within the Utilities, Information Technology, and Energy sectors, as well as an underweight exposure in the Communication Services and Consumer Staples sectors. Relative detractors included stock selection in Industrials, Health Care, Consumer Staples and Real Estate.

Top Contributors:

  Top contributors included Circle Internet Group, Inc., Guardant Health, Inc. and TTM Technologies, Inc.

  An out-of-benchmark position in Circle Internet was the primary contributor to performance. Circle is an issuer of U.S. dollar pegged stablecoins used to facilitate block-chain electronic payments. The Portfolio participated in the Initial Public Offering ("IPO") and sold the holding following a significant run up in its post-IPO valuation.

  The Portfolio's overweight to Guardant Health also contributed to performance. Guardant operates as a biotechnology company and benefited from accelerating oncology revenues, growing adoption of their blood biopsy tests, and its Guardant Shield product emerging as a second growth engine.

  TTM Technologies was another out-of-benchmark position that contributed to relative performance. TTM focuses on advanced printed circuit board manufacturing and performed well as data centers and defense have seen a surge in spending.

Top Detractors:

  Top detractors included Bloom Energy Corp., Credo Technology Group Holding Ltd. and Astera Labs, Inc.

  The Portfolio was underweight Bloom Energy during the year, which detracted from performance as the stock was a top performer in the Index. Bloom Energy makes solid-oxide fuel cells used to generate electricity without combustion.

  The Portfolio did not hold Credo Technology, which also hurt performance. Credo Technology delivers connectivity solutions powering Artificial Intelligence (AI), cloud computing and hyperscale networks.

  An out-of-benchmark holding in Astera Labs detracted from performance. Astera Labs, a semiconductor company that makes retimers and switches paired with NIVIDIA chips, underperformed as concerns around slowing hyperscale capital spending hurt AI connectivity suppliers following the impact of DeepSeek AI on the market at the start of the year.

Portfolio Performance

	Class A $24,276	Russell 3000 Index $38,012	Russell 2000 Growth Index $24,949
12/2015	$10,000	$10,000	$10,000
12/2016	$11,172	$11,274	$11,132
12/2017	$14,033	$13,656	$13,599
12/2018	$12,802	$12,940	$12,334
12/2019	$15,956	$16,954	$15,847
12/2020	$25,090	$20,495	$21,335
12/2021	$26,877	$25,754	$21,939
12/2022	$17,459	$20,808	$16,157
12/2023	$19,612	$26,209	$19,171
12/2024	$22,865	$32,448	$22,077
12/2025	$24,276	$38,012	$24,949

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Invesco Small Cap Growth Portfolio - Class A	6.17%	(0.66%)	9.27%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 2000 Growth Index	13.01%	3.18%	9.57%

Key Fund Statistics

Total Net Assets	$816,256,466
# of Portfolio Investments	114
Portfolio Turnover Rate	91%
Total Advisory Fees Paid	$6,266,233

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Sanmina Corp.	2.6
Guardant Health, Inc.	2.4
MACOM Technology Solutions Holdings, Inc.	2.3
Madrigal Pharmaceuticals, Inc.	2.1
SPX Technologies, Inc.	1.9
Bridgebio Pharma, Inc.	1.9
Carpenter Technology Corp.	1.9
Piper Sandler Cos.	1.9
Fabrinet	1.8
Axsome Therapeutics, Inc.	1.8

Top 10 Sectors

Value	Value
Consumer Staples	0.6
Communication Services	0.8
Materials	1.6
Utilities	1.8
Energy	1.9
Consumer Discretionary	8.8
Financials	9.1
Information Technology	23.3
Health Care	24.3
Industrials	27.5

Top Countries

Value	Value
Cayman Islands	0.5
Brazil	0.8
Canada	0.9
United Kingdom	1.1
Denmark	1.6
Thailand	1.8
Israel	2.4
United States	90.6

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Invesco Small Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$108	1.05%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell 2000 Growth Index over the 12-month period ending December 31, 2025. Relative contributors included positive stock selection within the Utilities, Information Technology, and Energy sectors, as well as an underweight exposure in the Communication Services and Consumer Staples sectors. Relative detractors included stock selection in Industrials, Health Care, Consumer Staples and Real Estate.

Top Contributors:

  Top contributors included Circle Internet Group, Inc., Guardant Health, Inc. and TTM Technologies, Inc.

  An out-of-benchmark position in Circle Internet was the primary contributor to performance. Circle is an issuer of U.S. dollar pegged stablecoins used to facilitate block-chain electronic payments. The Portfolio participated in the Initial Public Offering ("IPO") and sold the holding following a significant run up in its post-IPO valuation.

  The Portfolio's overweight to Guardant Health also contributed to performance. Guardant operates as a biotechnology company and benefited from accelerating oncology revenues, growing adoption of their blood biopsy tests, and its Guardant Shield product emerging as a second growth engine.

  TTM Technologies was another out-of-benchmark position that contributed to relative performance. TTM focuses on advanced printed circuit board manufacturing and performed well as data centers and defense have seen a surge in spending.

Top Detractors:

  Top detractors included Bloom Energy Corp., Credo Technology Group Holding Ltd. and Astera Labs, Inc.

  The Portfolio was underweight Bloom Energy during the year, which detracted from performance as the stock was a top performer in the Index. Bloom Energy makes solid-oxide fuel cells used to generate electricity without combustion.

  The Portfolio did not hold Credo Technology, which also hurt performance. Credo Technology delivers connectivity solutions powering Artificial Intelligence (AI), cloud computing and hyperscale networks.

  An out-of-benchmark holding in Astera Labs detracted from performance. Astera Labs, a semiconductor company that makes retimers and switches paired with NIVIDIA chips, underperformed as concerns around slowing hyperscale capital spending hurt AI connectivity suppliers following the impact of DeepSeek AI on the market at the start of the year.

Portfolio Performance

	Class B $23,668	Russell 3000 Index $38,012	Russell 2000 Growth Index $24,949
12/2015	$10,000	$10,000	$10,000
12/2016	$11,143	$11,274	$11,132
12/2017	$13,966	$13,656	$13,599
12/2018	$12,703	$12,940	$12,334
12/2019	$15,803	$16,954	$15,847
12/2020	$24,774	$20,495	$21,335
12/2021	$26,491	$25,754	$21,939
12/2022	$17,181	$20,808	$16,157
12/2023	$19,225	$26,209	$19,171
12/2024	$22,365	$32,448	$22,077
12/2025	$23,668	$38,012	$24,949

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Invesco Small Cap Growth Portfolio - Class B	5.83%	(0.91%)	9.00%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 2000 Growth Index	13.01%	3.18%	9.57%

Key Fund Statistics

Total Net Assets	$816,256,466
# of Portfolio Investments	114
Portfolio Turnover Rate	91%
Total Advisory Fees Paid	$6,266,233

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Sanmina Corp.	2.6
Guardant Health, Inc.	2.4
MACOM Technology Solutions Holdings, Inc.	2.3
Madrigal Pharmaceuticals, Inc.	2.1
SPX Technologies, Inc.	1.9
Bridgebio Pharma, Inc.	1.9
Carpenter Technology Corp.	1.9
Piper Sandler Cos.	1.9
Fabrinet	1.8
Axsome Therapeutics, Inc.	1.8

Top 10 Sectors

Value	Value
Consumer Staples	0.6
Communication Services	0.8
Materials	1.6
Utilities	1.8
Energy	1.9
Consumer Discretionary	8.8
Financials	9.1
Information Technology	23.3
Health Care	24.3
Industrials	27.5

Top Countries

Value	Value
Cayman Islands	0.5
Brazil	0.8
Canada	0.9
United Kingdom	1.1
Denmark	1.6
Thailand	1.8
Israel	2.4
United States	90.6

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio: Class E

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Invesco Small Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$98	0.95%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell 2000 Growth Index over the 12-month period ending December 31, 2025. Relative contributors included positive stock selection within the Utilities, Information Technology, and Energy sectors, as well as an underweight exposure in the Communication Services and Consumer Staples sectors. Relative detractors included stock selection in Industrials, Health Care, Consumer Staples and Real Estate.

Top Contributors:

  Top contributors included Circle Internet Group, Inc., Guardant Health, Inc. and TTM Technologies, Inc.

  An out-of-benchmark position in Circle Internet was the primary contributor to performance. Circle is an issuer of U.S. dollar pegged stablecoins used to facilitate block-chain electronic payments. The Portfolio participated in the Initial Public Offering ("IPO") and sold the holding following a significant run up in its post-IPO valuation.

  The Portfolio's overweight to Guardant Health also contributed to performance. Guardant operates as a biotechnology company and benefited from accelerating oncology revenues, growing adoption of their blood biopsy tests, and its Guardant Shield product emerging as a second growth engine.

  TTM Technologies was another out-of-benchmark position that contributed to relative performance. TTM focuses on advanced printed circuit board manufacturing and performed well as data centers and defense have seen a surge in spending.

Top Detractors:

  Top detractors included Bloom Energy Corp., Credo Technology Group Holding Ltd. and Astera Labs, Inc.

  The Portfolio was underweight Bloom Energy during the year, which detracted from performance as the stock was a top performer in the Index. Bloom Energy makes solid-oxide fuel cells used to generate electricity without combustion.

  The Portfolio did not hold Credo Technology, which also hurt performance. Credo Technology delivers connectivity solutions powering Artificial Intelligence (AI), cloud computing and hyperscale networks.

  An out-of-benchmark holding in Astera Labs detracted from performance. Astera Labs, a semiconductor company that makes retimers and switches paired with NIVIDIA chips, underperformed as concerns around slowing hyperscale capital spending hurt AI connectivity suppliers following the impact of DeepSeek AI on the market at the start of the year.

Portfolio Performance

	Class E $23,908	Russell 3000 Index $38,012	Russell 2000 Growth Index $24,949
12/2015	$10,000	$10,000	$10,000
12/2016	$11,155	$11,274	$11,132
12/2017	$13,993	$13,656	$13,599
12/2018	$12,741	$12,940	$12,334
12/2019	$15,855	$16,954	$15,847
12/2020	$24,905	$20,495	$21,335
12/2021	$26,651	$25,754	$21,939
12/2022	$17,295	$20,808	$16,157
12/2023	$19,394	$26,209	$19,171
12/2024	$22,570	$32,448	$22,077
12/2025	$23,908	$38,012	$24,949

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Invesco Small Cap Growth Portfolio - Class E	5.93%	(0.81%)	9.11%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 2000 Growth Index	13.01%	3.18%	9.57%

Key Fund Statistics

Total Net Assets	$816,256,466
# of Portfolio Investments	114
Portfolio Turnover Rate	91%
Total Advisory Fees Paid	$6,266,233

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Sanmina Corp.	2.6
Guardant Health, Inc.	2.4
MACOM Technology Solutions Holdings, Inc.	2.3
Madrigal Pharmaceuticals, Inc.	2.1
SPX Technologies, Inc.	1.9
Bridgebio Pharma, Inc.	1.9
Carpenter Technology Corp.	1.9
Piper Sandler Cos.	1.9
Fabrinet	1.8
Axsome Therapeutics, Inc.	1.8

Top 10 Sectors

Value	Value
Consumer Staples	0.6
Communication Services	0.8
Materials	1.6
Utilities	1.8
Energy	1.9
Consumer Discretionary	8.8
Financials	9.1
Information Technology	23.3
Health Care	24.3
Industrials	27.5

Top Countries

Value	Value
Cayman Islands	0.5
Brazil	0.8
Canada	0.9
United Kingdom	1.1
Denmark	1.6
Thailand	1.8
Israel	2.4
United States	90.6

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the JPMorgan Core Bond Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$47	0.45%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Bloomberg U.S. Aggregate Bond Index over the 12-month period ending December 31, 2025. Security selection within Agency Mortgage-Backed Securities ("MBS") was the main detractor. The Portfolio's underweight to U.S. Treasuries in favor of spread sectors and security selection within the Securitized Credit and Investment Grade ("IG") Credit sectors were positives to performance.

Top Contributors:

  Security selection in securitized credit sectors, specifically Commercial Mortgage-Backed Securities ("CMBS") and Asset-Backed Securities ("ABS"), was additive to performance over the year. Security selection in IG Credit further contributed as the Portfolio favored Financials over Industrials.

  Duration/curve positioning contributed as rates rallied across the curve, less the 30-year U.S. Treasury bellwether, and the curve steepened.

  The Portfolio's underweight allocation to U.S. Treasuries and overweight allocation to Agency and Non-Agency MBS and CMBS contributed to performance.

Top Detractors:

  Security selection in Agency MBS was the primary detractor over the year as index pass-throughs outperformed the Portfolio's Agency MBS holdings in the low volatility environment. The Portfolio's mortgages typically outperform when volatility increases.

  The Portfolio's overweight allocation to ABS detracted from performance.

Portfolio Performance

	Class A $12,535	Bloomberg U.S. Aggregate Bond Index $12,199
12/2015	$10,000	$10,000
12/2016	$10,249	$10,265
12/2017	$10,614	$10,628
12/2018	$10,644	$10,630
12/2019	$11,548	$11,556
12/2020	$12,491	$12,424
12/2021	$12,335	$12,232
12/2022	$10,784	$10,641
12/2023	$11,429	$11,229
12/2024	$11,690	$11,369
12/2025	$12,535	$12,199

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
JPMorgan Core Bond Portfolio - Class A	7.22%	0.07%	2.28%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%

Key Fund Statistics

Total Net Assets	$1,214,128,109
# of Portfolio Investments	984
Portfolio Turnover Rate	33%
Total Advisory Fees Paid	$5,001,020

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Notes	17.3
Federal National Mortgage Association	14.3
U.S. Treasury Bonds	9.5
Government National Mortgage Association	3.8
U.S. Treasury STRIPS Coupon	3.6
Federal Home Loan Mortgage Corp.	3.0
Federal National Mortgage Association-ACES	2.2
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust	1.4
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates	1.1
Government National Mortgage Association REMICS	1.0

Asset Allocation

Value	Value
Municipals	0.1
Foreign Government	0.7
Short-Term Investments	0.8
Non-Agency Mortgage-Backed Securities	2.2
Asset-Backed Securities	10.9
Corporate Bonds & Notes	25.3
Agency Sponsored Mortgage-Backed Securities	28.7
U.S. Treasury & Government Agencies	30.6

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the JPMorgan Core Bond Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$72	0.70%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Bloomberg U.S. Aggregate Bond Index over the 12-month period ending December 31, 2025. Security selection within Agency Mortgage-Backed Securities ("MBS") was the main detractor. The Portfolio's underweight to U.S. Treasuries in favor of spread sectors and security selection within the Securitized Credit and Investment Grade ("IG") Credit sectors were positives to performance.

Top Contributors:

  Security selection in securitized credit sectors, specifically Commercial Mortgage-Backed Securities ("CMBS") and Asset-Backed Securities ("ABS"), was additive to performance over the year. Security selection in IG Credit further contributed as the Portfolio favored Financials over Industrials.

  Duration/curve positioning contributed as rates rallied across the curve, less the 30-year U.S. Treasury bellwether, and the curve steepened.

  The Portfolio's underweight allocation to U.S. Treasuries and overweight allocation to Agency and Non-Agency MBS and CMBS contributed to performance.

Top Detractors:

  Security selection in Agency MBS was the primary detractor over the year as index pass-throughs outperformed the Portfolio's Agency MBS holdings in the low volatility environment. The Portfolio's mortgages typically outperform when volatility increases.

  The Portfolio's overweight allocation to ABS detracted from performance.

Portfolio Performance

	Class B $12,217	Bloomberg U.S. Aggregate Bond Index $12,199
12/2015	$10,000	$10,000
12/2016	$10,223	$10,265
12/2017	$10,561	$10,628
12/2018	$10,564	$10,630
12/2019	$11,432	$11,556
12/2020	$12,334	$12,424
12/2021	$12,154	$12,232
12/2022	$10,589	$10,641
12/2023	$11,194	$11,229
12/2024	$11,423	$11,369
12/2025	$12,217	$12,199

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
JPMorgan Core Bond Portfolio - Class B	6.95%	(0.19%)	2.02%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%

Key Fund Statistics

Total Net Assets	$1,214,128,109
# of Portfolio Investments	984
Portfolio Turnover Rate	33%
Total Advisory Fees Paid	$5,001,020

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Notes	17.3
Federal National Mortgage Association	14.3
U.S. Treasury Bonds	9.5
Government National Mortgage Association	3.8
U.S. Treasury STRIPS Coupon	3.6
Federal Home Loan Mortgage Corp.	3.0
Federal National Mortgage Association-ACES	2.2
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust	1.4
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates	1.1
Government National Mortgage Association REMICS	1.0

Asset Allocation

Value	Value
Municipals	0.1
Foreign Government	0.7
Short-Term Investments	0.8
Non-Agency Mortgage-Backed Securities	2.2
Asset-Backed Securities	10.9
Corporate Bonds & Notes	25.3
Agency Sponsored Mortgage-Backed Securities	28.7
U.S. Treasury & Government Agencies	30.6

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the JPMorgan Global Active Allocation Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$104	0.97%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Dow Jones Moderate Portfolio Index over the twelve months ended December 31, 2025. 2025 marked the first year since the pandemic in which all major asset classes delivered positive returns. The first half of the year was dominated by trade concerns, as the U.S. raised tariff rates to levels not seen since the 1930s. This environment activated the Systematic Exposure Management (“SEM”) model, resulting in the Portfolio reducing its equity exposure in late March, prior to Liberation Day. SEM remained active in the second quarter and the Portfolio did not fully re-risk to a neutral equity position until the end of June. In the second half of the year, attention shifted to the positive effects of fiscal and monetary stimulus, which fueled a risk-on rally. Emerging Market and Developed non-U.S. equities outperformed, supported by broad regional gains and a softer U.S. dollar. The Portfolio began the year with allocations of 56% equities, 22% fixed income, 20% convertibles and 2% cash, and ended the year with 55% equities, 24% fixed income, 20% convertibles, and 1% cash. Throughout the year, the Portfolio reduced its exposure to U.S. equities and increased allocations to Developed non-U.S. and Emerging Market equities.

Top Contributors:

  The Interest Rate Swap Overlay employed within the Portfolio contributed to performance as U.S. Treasury yields ended the year lower.

  Within U.S. equities, an overweight to U.S. Large Cap equities contributed as Large Cap equities outperformed Mid and Small Cap U.S. equities.

Top Detractors:

  SEM became active in late March, prior to Liberation Day, and did not fully re-risk until the end of June, detracting as the Portfolio was underweight equities during the market recovery.

  From a security selection perspective, allocations to the Global Select & Value Advantage developed market equity strategies detracted from performance.

Portfolio Performance

	Class B $17,516	MSCI All Country World Index $30,302	Bloomberg Global Aggregate Index $11,338	Dow Jones Moderate Portfolio Index $20,263
12/2015	$10,000	$10,000	$10,000	$10,000
12/2016	$10,290	$10,786	$10,209	$10,767
12/2017	$12,004	$13,372	$10,964	$12,397
12/2018	$11,141	$12,113	$10,832	$11,752
12/2019	$13,026	$15,335	$11,573	$13,938
12/2020	$14,618	$17,828	$12,637	$15,643
12/2021	$16,027	$21,133	$12,042	$17,114
12/2022	$13,215	$17,252	$10,086	$14,553
12/2023	$14,604	$21,082	$10,662	$16,401
12/2024	$15,375	$24,769	$10,482	$17,803
12/2025	$17,516	$30,302	$11,338	$20,263

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
JPMorgan Global Active Allocation Portfolio - Class B	13.92%	3.68%	5.77%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index	8.17%	(2.15%)	1.26%
Dow Jones Moderate Portfolio Index	13.82%	5.31%	7.32%

Key Fund Statistics

Total Net Assets	$1,423,928,950
# of Portfolio Investments	1,495
Portfolio Turnover Rate	64%
Total Advisory Fees Paid	$9,238,181

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	1.8
iShares JP Morgan USD Emerging Markets Bond ETF	1.7
Apple, Inc.	1.4
Microsoft Corp.	1.4
Bank of America Corp.	1.1
Amazon.com, Inc.	1.1
Taiwan Semiconductor Manufacturing Co. Ltd.	0.9
Alphabet, Inc.	0.9
Meta Platforms, Inc.	0.8
Safran SA	0.6

Top 10 Fixed Income Issuers

U.S. Treasury Notes	2.6
Federal National Mortgage Association	1.5
SK Hynix, Inc.	1.0
Akamai Technologies, Inc.	0.9
Alibaba Group Holding Ltd.	0.8
U.S. Treasury Bonds	0.8
Cellnex Telecom SA	0.8
Gold Pole Capital Co. Ltd.	0.7
Welltower OP LLC	0.7
Uber Technologies, Inc.	0.6

Top 10 Countries

Value	Value
Netherlands	1.0
Taiwan	1.6
Spain	1.7
South Korea	2.1
United Kingdom	2.6
Germany	2.8
France	3.0
Japan	3.1
China	4.8
United States	53.9

Asset Allocation

Value	Value
Foreign Government	0.0Footnote Reference*
Preferred Stocks	0.1
Non-Agency Mortgage-Backed Securities	0.3
Convertible Preferred Stocks	1.0
Asset-Backed Securities	1.1
Investment Companies	1.7
Agency Sponsored Mortgage-Backed Securities	3.0
U.S. Treasury & Government Agencies	3.5
Corporate Bonds & Notes	11.5
Short-Term Investments	13.9
Convertible Bonds	19.0
Common Stocks	43.3
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the JPMorgan Small Cap Value Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$84	0.79%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell 2000 Value Index over the 12-month period ending December 31, 2025, driven by stock selection. In 2025, the S&P 500 Index® achieved returns of +17.88%, despite early-year volatility from historic tariff hikes and shifting global dynamics. U.S. equities were outpaced by other regions, marking the first time in 20 years that the S&P 500 was the weakest major equity market index. Artificial intelligence remained the dominant market theme, with Communication Services and Information Technology sectors outperforming. However, only two of the “Magnificent Seven” tech giants surpassed the Index in 2025. Consumer-facing sectors lagged amid soft job growth and cautious spending.

Top Contributors:

  Stock selection within the Financials and Health Care sectors added the most value.

  Within Information Technology, the Portfolio's overweight allocation in Sanmina contributed to performance.

  Within Financials, the Portfolio's overweight allocation in Mr. Cooper contributed to performance.

Top Detractors:

  Stock selection within the Information Technology and Utilities sectors detracted from performance.

  Within Communication Services, the Portfolio's underweight allocation in EchoStar detracted from performance.

  Within Information Technology, the Portfolio's overweight allocation in Ichor Holdings detracted from performance.

Portfolio Performance

	Class A $23,862	Russell 3000 Index $38,012	Russell 2000 Value Index $24,256
12/2015	$10,000	$10,000	$10,000
12/2016	$13,086	$11,274	$13,174
12/2017	$13,560	$13,656	$14,207
12/2018	$11,694	$12,940	$12,379
12/2019	$13,978	$16,954	$15,151
12/2020	$14,865	$20,495	$15,853
12/2021	$19,772	$25,754	$20,335
12/2022	$17,160	$20,808	$17,390
12/2023	$19,427	$26,209	$19,937
12/2024	$21,214	$32,448	$21,543
12/2025	$23,862	$38,012	$24,256

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
JPMorgan Small Cap Value Portfolio - Class A	12.48%	9.93%	9.09%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 2000 Value Index	12.59%	8.88%	9.27%

Key Fund Statistics

Total Net Assets	$319,145,715
# of Portfolio Investments	468
Portfolio Turnover Rate	82%
Total Advisory Fees Paid	$2,166,204

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

EchoStar Corp.	1.0
Southwest Gas Holdings, Inc.	0.9
Hecla Mining Co.	0.8
Old National Bancorp	0.8
Commercial Metals Co.	0.8
Coeur Mining, Inc.	0.7
Jackson Financial, Inc.	0.7
Resideo Technologies, Inc.	0.7
EnerSys	0.6
Bank of NT Butterfield & Son Ltd.	0.6

Top 10 Sectors

Value	Value
Communication Services	2.3
Utilities	5.6
Materials	6.3
Energy	6.7
Information Technology	7.4
Real Estate	9.8
Consumer Discretionary	10.5
Health Care	10.6
Industrials	11.2
Financials	26.1

Top 10 Countries

Value	Value
Cayman Islands	0.1
Panama	0.1
Sweden	0.1
United Kingdom	0.4
Monaco	0.5
Puerto Rico	0.6
Switzerland	0.9
Bermuda	1.0
Canada	1.4
United States	92.2

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the JPMorgan Small Cap Value Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$110	1.04%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell 2000 Value Index over the 12-month period ending December 31, 2025, driven by stock selection. In 2025, the S&P 500 Index® achieved returns of +17.88%, despite early-year volatility from historic tariff hikes and shifting global dynamics. U.S. equities were outpaced by other regions, marking the first time in 20 years that the S&P 500 was the weakest major equity market index. Artificial intelligence remained the dominant market theme, with Communication Services and Information Technology sectors outperforming. However, only two of the “Magnificent Seven” tech giants surpassed the Index in 2025. Consumer-facing sectors lagged amid soft job growth and cautious spending.

Top Contributors:

  Stock selection within the Financials and Health Care sectors added the most value.

  Within Information Technology, the Portfolio's overweight allocation in Sanmina contributed to performance.

  Within Financials, the Portfolio's overweight allocation in Mr. Cooper contributed to performance.

Top Detractors:

  Stock selection within the Information Technology and Utilities sectors detracted from performance.

  Within Communication Services, the Portfolio's underweight allocation in EchoStar detracted from performance.

  Within Information Technology, the Portfolio's overweight allocation in Ichor Holdings detracted from performance.

Portfolio Performance

	Class B $23,264	Russell 3000 Index $38,012	Russell 2000 Value Index $24,256
12/2015	$10,000	$10,000	$10,000
12/2016	$13,051	$11,274	$13,174
12/2017	$13,483	$13,656	$14,207
12/2018	$11,608	$12,940	$12,379
12/2019	$13,830	$16,954	$15,151
12/2020	$14,676	$20,495	$15,853
12/2021	$19,481	$25,754	$20,335
12/2022	$16,851	$20,808	$17,390
12/2023	$19,030	$26,209	$19,937
12/2024	$20,745	$32,448	$21,543
12/2025	$23,264	$38,012	$24,256

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
JPMorgan Small Cap Value Portfolio - Class B	12.14%	9.65%	8.81%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 2000 Value Index	12.59%	8.88%	9.27%

Key Fund Statistics

Total Net Assets	$319,145,715
# of Portfolio Investments	468
Portfolio Turnover Rate	82%
Total Advisory Fees Paid	$2,166,204

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

EchoStar Corp.	1.0
Southwest Gas Holdings, Inc.	0.9
Hecla Mining Co.	0.8
Old National Bancorp	0.8
Commercial Metals Co.	0.8
Coeur Mining, Inc.	0.7
Jackson Financial, Inc.	0.7
Resideo Technologies, Inc.	0.7
EnerSys	0.6
Bank of NT Butterfield & Son Ltd.	0.6

Top 10 Sectors

Value	Value
Communication Services	2.3
Utilities	5.6
Materials	6.3
Energy	6.7
Information Technology	7.4
Real Estate	9.8
Consumer Discretionary	10.5
Health Care	10.6
Industrials	11.2
Financials	26.1

Top 10 Countries

Value	Value
Cayman Islands	0.1
Panama	0.1
Sweden	0.1
United Kingdom	0.4
Monaco	0.5
Puerto Rico	0.6
Switzerland	0.9
Bermuda	1.0
Canada	1.4
United States	92.2

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Loomis Sayles Global Allocation Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$84	0.79%

Management Discussion of Portfolio Performance

Equity and fixed income markets gained ground in 2025 despite volatility in the first half of the year due in part to President Trump’s “Liberation Day” trade plan, which levied tariffs significantly more than what had been anticipated. A 90-day pause was instituted within a week of the initial announcement, quickly stabilizing markets. Financial assets produced strong broad-based returns in the third quarter as investors became less worried about the negative impacts of tariffs on inflation, economic growth and corporate profits; a dovish shift in U.S. Federal Reserve policy also supported markets. Markets moved higher in the fourth quarter amid a favorable backdrop of more stimulative central bank policies, continued global economic growth, and robust corporate earnings. The Portfolio underperformed its blended benchmark over the 12-month period ending December 31, 2025. The equity component of the Portfolio underperformed the MSCI World Index; the fixed income component of the Portfolio outperformed the FTSE World Government Bond, USD, 0% Hedged Index.

Top Contributors:

  In equities, the Information Technology and Communication Services sectors contributed to relative results along with not having exposure to the Real Estate sector.

  The largest individual contributors were Nvidia, Taiwan Semiconductor and Alphabet.

  In fixed income, yield curve and duration positioning contributed to relative performance, particularly an overweight duration position in the U.S. dollar-pay market, and underweight duration positions in the euro and Japanese yen-pay markets.

  Spread sector allocation contributed, particularly overweight allocations to the Communications, Bank Loans, and Energy sectors.

Top Detractors:

  In equites, the Financials, Health Care and Consumer Discretionary sectors detracted from relative results.

  The largest individual detractors were UnitedHealth Group, Allison Transmission and Salesforce.

  In fixed income, currency allocation net of hedging detracted from relative performance, particularly underweight allocations to the euro, Chinese renminbi, and Japanese yen.

  An underweight allocation to Global Treasuries detracted over the period.

Portfolio Performance

	Class A $24,781	MSCI All Country World Index $30,302	Bloomberg Global Aggregate Index $11,338	FTSE World Government Bond Index $10,550	MSCI World Index $31,532
12/2015	$10,000	$10,000	$10,000	$10,000	$10,000
12/2016	$10,503	$10,786	$10,209	$10,160	$10,751
12/2017	$12,953	$13,372	$10,964	$10,921	$13,159
12/2018	$12,280	$12,113	$10,832	$10,829	$12,013
12/2019	$15,701	$15,335	$11,573	$11,468	$15,337
12/2020	$18,073	$17,828	$12,637	$12,627	$17,776
12/2021	$20,706	$21,133	$12,042	$11,747	$21,654
12/2022	$15,919	$17,252	$10,086	$9,601	$17,726
12/2023	$19,503	$21,082	$10,662	$10,099	$21,942
12/2024	$21,942	$24,769	$10,482	$9,809	$26,039
12/2025	$24,781	$30,302	$11,338	$10,550	$31,532

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Loomis Sayles Global Allocation Portfolio - Class A	12.94%	6.52%	9.50%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index	8.17%	(2.15%)	1.26%
FTSE World Government Bond Index	7.55%	(3.53%)	0.54%
MSCI World Index	21.09%	12.15%	12.17%

Key Fund Statistics

Total Net Assets	$366,885,299
# of Portfolio Investments	451
Portfolio Turnover Rate	31%
Total Advisory Fees Paid	$2,527,893

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	4.8
Alphabet, Inc.	3.3
Taiwan Semiconductor Manufacturing Co. Ltd.	3.2
Parker-Hannifin Corp.	3.1
S&P Global, Inc.	3.1
Amazon.com, Inc.	3.0
Mastercard, Inc.	2.9
ASML Holding NV	2.9
Blackrock, Inc.	2.7
Hilton Worldwide Holdings, Inc.	2.3

Top 10 Fixed Income Issuers

U.S. Treasury Notes	2.2
EchoStar Corp.	1.3
Glencore Funding LLC	0.8
Broadcom, Inc.	0.8
Teva Pharmaceutical Finance Netherlands III BV	0.7
U.K. Gilts	0.7
Boeing Co.	0.7
Mexico Bonos	0.6
Canada Government Bonds	0.6
CSC Holdings LLC	0.5

Top 10 Countries

Value	Value
Mexico	1.0
Israel	1.1
Australia	1.5
Sweden	2.3
Japan	2.6
Canada	2.8
Netherlands	3.0
Taiwan	3.2
United Kingdom	3.9
United States	68.3

Asset Allocation

Value	Value
Municipals	0.1
Convertible Bonds	0.2
Short-Term Investments	1.2
Floating Rate Loans	1.2
U.S. Treasury & Government Agencies	2.8
Foreign Government	8.0
Corporate Bonds & Notes	17.9
Common Stocks	68.6

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Loomis Sayles Global Allocation Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$111	1.04%

Management Discussion of Portfolio Performance

Equity and fixed income markets gained ground in 2025 despite volatility in the first half of the year due in part to President Trump’s “Liberation Day” trade plan, which levied tariffs significantly more than what had been anticipated. A 90-day pause was instituted within a week of the initial announcement, quickly stabilizing markets. Financial assets produced strong broad-based returns in the third quarter as investors became less worried about the negative impacts of tariffs on inflation, economic growth and corporate profits; a dovish shift in U.S. Federal Reserve policy also supported markets. Markets moved higher in the fourth quarter amid a favorable backdrop of more stimulative central bank policies, continued global economic growth, and robust corporate earnings. The Portfolio underperformed its blended benchmark over the 12-month period ending December 31, 2025. The equity component of the Portfolio underperformed the MSCI World Index; the fixed income component of the Portfolio outperformed the FTSE World Government Bond, USD, 0% Hedged Index.

Top Contributors:

  In equities, the Information Technology and Communication Services sectors contributed to relative results along with not having exposure to the Real Estate sector.

  The largest individual contributors were Nvidia, Taiwan Semiconductor and Alphabet.

  In fixed income, yield curve and duration positioning contributed to relative performance, particularly an overweight duration position in the U.S. dollar-pay market, and underweight duration positions in the euro and Japanese yen-pay markets.

  Spread sector allocation contributed, particularly overweight allocations to the Communications, Bank Loans, and Energy sectors.

Top Detractors:

  In equites, the Financials, Health Care and Consumer Discretionary sectors detracted from relative results.

  The largest individual detractors were UnitedHealth Group, Allison Transmission and Salesforce.

  In fixed income, currency allocation net of hedging detracted from relative performance, particularly underweight allocations to the euro, Chinese renminbi, and Japanese yen.

  An underweight allocation to Global Treasuries detracted over the period.

Portfolio Performance

	Class B $24,164	MSCI All Country World Index $30,302	Bloomberg Global Aggregate Index $11,338	FTSE World Government Bond Index $10,550	MSCI World Index $31,532
12/2015	$10,000	$10,000	$10,000	$10,000	$10,000
12/2016	$10,478	$10,786	$10,209	$10,160	$10,751
12/2017	$12,884	$13,372	$10,964	$10,921	$13,159
12/2018	$12,190	$12,113	$10,832	$10,829	$12,013
12/2019	$15,545	$15,335	$11,573	$11,468	$15,337
12/2020	$17,844	$17,828	$12,637	$12,627	$17,776
12/2021	$20,389	$21,133	$12,042	$11,747	$21,654
12/2022	$15,639	$17,252	$10,086	$9,601	$17,726
12/2023	$19,111	$21,082	$10,662	$10,099	$21,942
12/2024	$21,461	$24,769	$10,482	$9,809	$26,039
12/2025	$24,164	$30,302	$11,338	$10,550	$31,532

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Loomis Sayles Global Allocation Portfolio - Class B	12.59%	6.25%	9.22%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index	8.17%	(2.15%)	1.26%
FTSE World Government Bond Index	7.55%	(3.53%)	0.54%
MSCI World Index	21.09%	12.15%	12.17%

Key Fund Statistics

Total Net Assets	$366,885,299
# of Portfolio Investments	451
Portfolio Turnover Rate	31%
Total Advisory Fees Paid	$2,527,893

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	4.8
Alphabet, Inc.	3.3
Taiwan Semiconductor Manufacturing Co. Ltd.	3.2
Parker-Hannifin Corp.	3.1
S&P Global, Inc.	3.1
Amazon.com, Inc.	3.0
Mastercard, Inc.	2.9
ASML Holding NV	2.9
Blackrock, Inc.	2.7
Hilton Worldwide Holdings, Inc.	2.3

Top 10 Fixed Income Issuers

U.S. Treasury Notes	2.2
EchoStar Corp.	1.3
Glencore Funding LLC	0.8
Broadcom, Inc.	0.8
Teva Pharmaceutical Finance Netherlands III BV	0.7
U.K. Gilts	0.7
Boeing Co.	0.7
Mexico Bonos	0.6
Canada Government Bonds	0.6
CSC Holdings LLC	0.5

Top 10 Countries

Value	Value
Mexico	1.0
Israel	1.1
Australia	1.5
Sweden	2.3
Japan	2.6
Canada	2.8
Netherlands	3.0
Taiwan	3.2
United Kingdom	3.9
United States	68.3

Asset Allocation

Value	Value
Municipals	0.1
Convertible Bonds	0.2
Short-Term Investments	1.2
Floating Rate Loans	1.2
U.S. Treasury & Government Agencies	2.8
Foreign Government	8.0
Corporate Bonds & Notes	17.9
Common Stocks	68.6

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Loomis Sayles Growth Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$59	0.55%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell 1000 Growth Index during the 12-month period ending December 31, 2025. Relative underperformance was largely the result of weak stock selection.

Top Contributors:

  The Portfolio’s positions in Nvidia, Alphabet, and Boeing contributed the most to relative performance.

  Stock selection in the Consumer Staples, Consumer Discretionary, and Industrials sectors, along with our allocations in the Communication Services and Health Care sectors, contributed positively to relative performance.

Top Detractors:

  The Portfolio’s positions in Novo Nordisk, Salesforce, and FactSet detracted the most from relative performance.

  Stock selection in the Health Care, Communication Services, Financials, and Information Technology sectors, along with our allocations in the Information Technology, Consumer Discretionary, and Financials sectors, detracted from relative performance.

Portfolio Performance

	Class A $37,706	Russell 3000 Index $38,012	Russell 1000 Growth Index $52,906
12/2015	$10,000	$10,000	$10,000
12/2016	$10,298	$11,274	$10,708
12/2017	$12,224	$13,656	$13,943
12/2018	$11,392	$12,940	$13,732
12/2019	$14,107	$16,954	$18,729
12/2020	$18,697	$20,495	$25,938
12/2021	$22,186	$25,754	$33,096
12/2022	$16,004	$20,808	$23,453
12/2023	$24,337	$26,209	$33,462
12/2024	$32,727	$32,448	$44,623
12/2025	$37,706	$38,012	$52,906

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Loomis Sayles Growth Portfolio - Class A	15.21%	15.06%	14.19%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 1000 Growth Index	18.56%	15.32%	18.13%

Key Fund Statistics

Total Net Assets	$3,130,039,563
# of Portfolio Investments	56
Portfolio Turnover Rate	2%
Total Advisory Fees Paid	$16,577,166

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	11.2
Alphabet, Inc.	8.9
Tesla, Inc.	8.6
Meta Platforms, Inc.	7.1
Amazon.com, Inc.	5.4
Netflix, Inc.	5.3
Visa, Inc.	4.8
Oracle Corp.	4.7
Boeing Co.	4.6
Microsoft Corp.	4.2

Top Sectors

Value	Value
Consumer Staples	2.8
Industrials	6.7
Financials	7.6
Health Care	11.7
Consumer Discretionary	17.0
Communication Services	23.7
Information Technology	29.6

Top Countries

Value	Value
China	0.3
Denmark	1.3
Canada	3.2
United States	94.4

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Loomis Sayles Growth Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$86	0.80%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell 1000 Growth Index during the 12-month period ending December 31, 2025. Relative underperformance was largely the result of weak stock selection.

Top Contributors:

  The Portfolio’s positions in Nvidia, Alphabet, and Boeing contributed the most to relative performance.

  Stock selection in the Consumer Staples, Consumer Discretionary, and Industrials sectors, along with our allocations in the Communication Services and Health Care sectors, contributed positively to relative performance.

Top Detractors:

  The Portfolio’s positions in Novo Nordisk, Salesforce, and FactSet detracted the most from relative performance.

  Stock selection in the Health Care, Communication Services, Financials, and Information Technology sectors, along with our allocations in the Information Technology, Consumer Discretionary, and Financials sectors, detracted from relative performance.

Portfolio Performance

	Class B $36,766	Russell 3000 Index $38,012	Russell 1000 Growth Index $52,906
12/2015	$10,000	$10,000	$10,000
12/2016	$10,268	$11,274	$10,708
12/2017	$12,158	$13,656	$13,943
12/2018	$11,300	$12,940	$13,732
12/2019	$13,963	$16,954	$18,729
12/2020	$18,464	$20,495	$25,938
12/2021	$21,836	$25,754	$33,096
12/2022	$15,722	$20,808	$23,453
12/2023	$23,856	$26,209	$33,462
12/2024	$31,998	$32,448	$44,623
12/2025	$36,766	$38,012	$52,906

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Loomis Sayles Growth Portfolio - Class B	14.90%	14.77%	13.91%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 1000 Growth Index	18.56%	15.32%	18.13%

Key Fund Statistics

Total Net Assets	$3,130,039,563
# of Portfolio Investments	56
Portfolio Turnover Rate	2%
Total Advisory Fees Paid	$16,577,166

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	11.2
Alphabet, Inc.	8.9
Tesla, Inc.	8.6
Meta Platforms, Inc.	7.1
Amazon.com, Inc.	5.4
Netflix, Inc.	5.3
Visa, Inc.	4.8
Oracle Corp.	4.7
Boeing Co.	4.6
Microsoft Corp.	4.2

Top Sectors

Value	Value
Consumer Staples	2.8
Industrials	6.7
Financials	7.6
Health Care	11.7
Consumer Discretionary	17.0
Communication Services	23.7
Information Technology	29.6

Top Countries

Value	Value
China	0.3
Denmark	1.3
Canada	3.2
United States	94.4

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio: Class E

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Loomis Sayles Growth Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$75	0.70%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell 1000 Growth Index during the 12-month period ending December 31, 2025. Relative underperformance was largely the result of weak stock selection.

Top Contributors:

  The Portfolio’s positions in Nvidia, Alphabet, and Boeing contributed the most to relative performance.

  Stock selection in the Consumer Staples, Consumer Discretionary, and Industrials sectors, along with our allocations in the Communication Services and Health Care sectors, contributed positively to relative performance.

Top Detractors:

  The Portfolio’s positions in Novo Nordisk, Salesforce, and FactSet detracted the most from relative performance.

  Stock selection in the Health Care, Communication Services, Financials, and Information Technology sectors, along with our allocations in the Information Technology, Consumer Discretionary, and Financials sectors, detracted from relative performance.

Portfolio Performance

	Class E $37,147	Russell 3000 Index $38,012	Russell 1000 Growth Index $52,906
12/2015	$10,000	$10,000	$10,000
12/2016	$10,284	$11,274	$10,708
12/2017	$12,190	$13,656	$13,943
12/2018	$11,344	$12,940	$13,732
12/2019	$14,028	$16,954	$18,729
12/2020	$18,559	$20,495	$25,938
12/2021	$21,984	$25,754	$33,096
12/2022	$15,839	$20,808	$23,453
12/2023	$24,051	$26,209	$33,462
12/2024	$32,287	$32,448	$44,623
12/2025	$37,147	$38,012	$52,906

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Loomis Sayles Growth Portfolio - Class E	15.05%	14.89%	14.02%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 1000 Growth Index	18.56%	15.32%	18.13%

Key Fund Statistics

Total Net Assets	$3,130,039,563
# of Portfolio Investments	56
Portfolio Turnover Rate	2%
Total Advisory Fees Paid	$16,577,166

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	11.2
Alphabet, Inc.	8.9
Tesla, Inc.	8.6
Meta Platforms, Inc.	7.1
Amazon.com, Inc.	5.4
Netflix, Inc.	5.3
Visa, Inc.	4.8
Oracle Corp.	4.7
Boeing Co.	4.6
Microsoft Corp.	4.2

Top Sectors

Value	Value
Consumer Staples	2.8
Industrials	6.7
Financials	7.6
Health Care	11.7
Consumer Discretionary	17.0
Communication Services	23.7
Information Technology	29.6

Top Countries

Value	Value
China	0.3
Denmark	1.3
Canada	3.2
United States	94.4

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the MetLife Multi-Index Targeted Risk Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$43	0.41%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Dow Jones Moderate Portfolio Index over the 12-month period ending December 31, 2025. In 2025, equity markets rallied to new all-time highs driven by robust earnings growth, fueled in part by surging artificial intelligence and cloud-related investments, supportive macroeconomic conditions, including three Federal Reserve interest rate cuts, and renewed fiscal momentum through business-friendly legislation. International stocks outperformed their U.S. counterparts, buoyed by a softer dollar and relative valuation appeal. Despite the strong end-of-year sentiment, volatility and headwinds made for a bumpy ride. The spring sell-off was triggered by uncertainty over reciprocal tariffs, geopolitical flare-ups, and sticky inflation. Geopolitical tensions, emerging-market slowdowns, and recurring trade-policy noise further disrupted sentiment mid-year.

Top Contributors:

  Fixed Income and cash securities outperformed.

  Interest Rate Swap Overlay outperformed.

Top Detractors:

  During the rapid V-shaped recovery in April, the Portfolio's volatility management model reduced equity exposure, which detracted from returns as markets rebounded quickly.

  Underweight positions in U.S. and International Equity Futures detracted from performance.

Portfolio Performance

	Class B $16,769	MSCI All Country World Index $30,302	Bloomberg U.S. Aggregate Bond Index $12,199	Dow Jones Moderate Portfolio Index $20,263
12/2015	$10,000	$10,000	$10,000	$10,000
12/2016	$10,436	$10,786	$10,265	$10,767
12/2017	$12,058	$13,372	$10,628	$12,397
12/2018	$11,192	$12,113	$10,630	$11,752
12/2019	$13,622	$15,335	$11,556	$13,938
12/2020	$14,515	$17,828	$12,424	$15,643
12/2021	$15,925	$21,133	$12,232	$17,114
12/2022	$12,566	$17,252	$10,641	$14,553
12/2023	$14,304	$21,082	$11,229	$16,401
12/2024	$15,373	$24,769	$11,369	$17,803
12/2025	$16,769	$30,302	$12,199	$20,263

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
MetLife Multi-Index Targeted Risk Portfolio - Class B	9.08%	2.93%	5.31%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%
Dow Jones Moderate Portfolio Index	13.82%	5.31%	7.32%

Key Fund Statistics

Total Net Assets	$5,088,465,174
# of Portfolio Investments	32
Portfolio Turnover Rate	4%
Total Advisory Fees Paid	$8,281,713

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Asset Allocation

Value	Value
U.S. Small Cap Equities	5.6
U.S. Mid Cap Equities	9.4
International Developed Market Equities	21.8
U.S. Large Cap Equities	31.3
Investment Grade Fixed Income	40.2

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

MFS® Research International Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the MFS® Research International Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$69	0.62%

Management Discussion of Portfolio Performance

For the twelve months ended December 31, 2025, the Portfolio underperformed the MSCI EAFE Index. In aggregate, security selection relative to the MSCI EAFE Index held back relative returns. During the reporting period, the Portfolio's relative currency exposure to holdings of securities denominated in foreign currencies was a detractor from relative performance. Global equity markets reached record levels during the period, withstanding considerable volatility amid tariffs, geopolitical conflict and high levels of uncertainty. In the U.S., a pro-growth tax and spending bill was signed into law, while in Europe, renewed focus on defense and infrastructure spending brightened the outlook. In Japan, the election of a pro-growth prime minister sent stocks to new highs. Optimism over artificial intelligence remained quite high. Considerable progress was made in trade talks between the U.S. and many major trading partners, with a fragile truce between the U.S. and China extended through late 2026. U.S. tariffs remained high on goods from countries such as India and Brazil. Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. Amid a difficult policymaking environment and slower job growth, the Federal Reserve resumed easing policy in September.

Top Contributors:

  An underweight position and security selection in Consumer Discretionary.

  Security selection in Information Technology.

  Individual holdings: Overweight positions in ABN AMRO (Netherlands), Bank of Ireland Group (Ireland) and Barclays (U.K.)

Top Detractors:

  Security selection in the Materials, Health Care and Industrials sectors weighed on relative returns.

  Individual holdings: Holding Constellation Software (Canada) and Linde (U.K.) and an overweight position in Wolters Kluwer (Netherlands).

Portfolio Performance

	Class A $21,258	MSCI EAFE Index $21,959	MSCI All Country World ex-U.S. Index $22,432
12/2015	$10,000	$10,000	$10,000
12/2016	$9,933	$10,100	$10,450
12/2017	$12,764	$12,628	$13,291
12/2018	$11,002	$10,887	$11,404
12/2019	$14,159	$13,284	$13,857
12/2020	$16,038	$14,322	$15,334
12/2021	$17,959	$15,935	$16,533
12/2022	$14,852	$13,632	$13,887
12/2023	$16,790	$16,118	$16,056
12/2024	$17,322	$16,735	$16,945
12/2025	$21,258	$21,959	$22,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
MFS® Research International Portfolio - Class A	22.72%	5.80%	7.83%
MSCI EAFE Index	31.22%	8.92%	8.18%
MSCI All Country World ex-U.S. Index	32.39%	7.91%	8.41%

Key Fund Statistics

Total Net Assets	$1,403,651,734
# of Portfolio Investments	129
Portfolio Turnover Rate	39%
Total Advisory Fees Paid	$8,135,385

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Roche Holding AG	3.1
Mizuho Financial Group, Inc.	2.7
Schneider Electric SE	2.6
Hitachi Ltd.	2.5
Novartis AG	1.8
Taiwan Semiconductor Manufacturing Co. Ltd.	1.7
Barclays PLC	1.7
ASML Holding NV	1.6
Linde PLC	1.6
ING Groep NV	1.5

Top 10 Sectors

Value	Value
Utilities	2.7
Energy	3.8
Communication Services	4.0
Consumer Staples	5.5
Materials	7.1
Consumer Discretionary	8.8
Information Technology	9.4
Health Care	11.3
Industrials	18.8
Financials	26.9

Top 10 Countries

Value	Value
Switzerland	3.0
Canada	3.2
Italy	3.3
Australia	3.6
Germany	5.1
Netherlands	6.3
France	8.2
United Kingdom	12.4
United States	16.8
Japan	20.6

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

MFS® Research International Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the MFS® Research International Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$97	0.87%

Management Discussion of Portfolio Performance

For the twelve months ended December 31, 2025, the Portfolio underperformed the MSCI EAFE Index. In aggregate, security selection relative to the MSCI EAFE Index held back relative returns. During the reporting period, the Portfolio's relative currency exposure to holdings of securities denominated in foreign currencies was a detractor from relative performance. Global equity markets reached record levels during the period, withstanding considerable volatility amid tariffs, geopolitical conflict and high levels of uncertainty. In the U.S., a pro-growth tax and spending bill was signed into law, while in Europe, renewed focus on defense and infrastructure spending brightened the outlook. In Japan, the election of a pro-growth prime minister sent stocks to new highs. Optimism over artificial intelligence remained quite high. Considerable progress was made in trade talks between the U.S. and many major trading partners, with a fragile truce between the U.S. and China extended through late 2026. U.S. tariffs remained high on goods from countries such as India and Brazil. Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. Amid a difficult policymaking environment and slower job growth, the Federal Reserve resumed easing policy in September.

Top Contributors:

  An underweight position and security selection in Consumer Discretionary.

  Security selection in Information Technology.

  Individual holdings: Overweight positions in ABN AMRO (Netherlands), Bank of Ireland Group (Ireland) and Barclays (U.K.)

Top Detractors:

  Security selection in the Materials, Health Care and Industrials sectors weighed on relative returns.

  Individual holdings: Holding Constellation Software (Canada) and Linde (U.K.) and an overweight position in Wolters Kluwer (Netherlands).

Portfolio Performance

	Class B $20,744	MSCI EAFE Index $21,959	MSCI All Country World ex-U.S. Index $22,432
12/2015	$10,000	$10,000	$10,000
12/2016	$9,912	$10,100	$10,450
12/2017	$12,703	$12,628	$13,291
12/2018	$10,925	$10,887	$11,404
12/2019	$14,019	$13,284	$13,857
12/2020	$15,844	$14,322	$15,334
12/2021	$17,699	$15,935	$16,533
12/2022	$14,590	$13,632	$13,887
12/2023	$16,460	$16,118	$16,056
12/2024	$16,946	$16,735	$16,945
12/2025	$20,744	$21,959	$22,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
MFS® Research International Portfolio - Class B	22.41%	5.54%	7.57%
MSCI EAFE Index	31.22%	8.92%	8.18%
MSCI All Country World ex-U.S. Index	32.39%	7.91%	8.41%

Key Fund Statistics

Total Net Assets	$1,403,651,734
# of Portfolio Investments	129
Portfolio Turnover Rate	39%
Total Advisory Fees Paid	$8,135,385

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Roche Holding AG	3.1
Mizuho Financial Group, Inc.	2.7
Schneider Electric SE	2.6
Hitachi Ltd.	2.5
Novartis AG	1.8
Taiwan Semiconductor Manufacturing Co. Ltd.	1.7
Barclays PLC	1.7
ASML Holding NV	1.6
Linde PLC	1.6
ING Groep NV	1.5

Top 10 Sectors

Value	Value
Utilities	2.7
Energy	3.8
Communication Services	4.0
Consumer Staples	5.5
Materials	7.1
Consumer Discretionary	8.8
Information Technology	9.4
Health Care	11.3
Industrials	18.8
Financials	26.9

Top 10 Countries

Value	Value
Switzerland	3.0
Canada	3.2
Italy	3.3
Australia	3.6
Germany	5.1
Netherlands	6.3
France	8.2
United Kingdom	12.4
United States	16.8
Japan	20.6

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

MFS® Research International Portfolio: Class E

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the MFS® Research International Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$86	0.77%

Management Discussion of Portfolio Performance

For the twelve months ended December 31, 2025, the Portfolio underperformed the MSCI EAFE Index. In aggregate, security selection relative to the MSCI EAFE Index held back relative returns. During the reporting period, the Portfolio's relative currency exposure to holdings of securities denominated in foreign currencies was a detractor from relative performance. Global equity markets reached record levels during the period, withstanding considerable volatility amid tariffs, geopolitical conflict and high levels of uncertainty. In the U.S., a pro-growth tax and spending bill was signed into law, while in Europe, renewed focus on defense and infrastructure spending brightened the outlook. In Japan, the election of a pro-growth prime minister sent stocks to new highs. Optimism over artificial intelligence remained quite high. Considerable progress was made in trade talks between the U.S. and many major trading partners, with a fragile truce between the U.S. and China extended through late 2026. U.S. tariffs remained high on goods from countries such as India and Brazil. Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. Amid a difficult policymaking environment and slower job growth, the Federal Reserve resumed easing policy in September.

Top Contributors:

  An underweight position and security selection in Consumer Discretionary.

  Security selection in Information Technology.

  Individual holdings: Overweight positions in ABN AMRO (Netherlands), Bank of Ireland Group (Ireland) and Barclays (U.K.)

Top Detractors:

  Security selection in the Materials, Health Care and Industrials sectors weighed on relative returns.

  Individual holdings: Holding Constellation Software (Canada) and Linde (U.K.) and an overweight position in Wolters Kluwer (Netherlands).

Portfolio Performance

	Class E $20,959	MSCI EAFE Index $21,959	MSCI All Country World ex-U.S. Index $22,432
12/2015	$10,000	$10,000	$10,000
12/2016	$9,924	$10,100	$10,450
12/2017	$12,737	$12,628	$13,291
12/2018	$10,965	$10,887	$11,404
12/2019	$14,087	$13,284	$13,857
12/2020	$15,928	$14,322	$15,334
12/2021	$17,807	$15,935	$16,533
12/2022	$14,704	$13,632	$13,887
12/2023	$16,604	$16,118	$16,056
12/2024	$17,104	$16,735	$16,945
12/2025	$20,959	$21,959	$22,432

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
MFS® Research International Portfolio - Class E	22.54%	5.64%	7.68%
MSCI EAFE Index	31.22%	8.92%	8.18%
MSCI All Country World ex-U.S. Index	32.39%	7.91%	8.41%

Key Fund Statistics

Total Net Assets	$1,403,651,734
# of Portfolio Investments	129
Portfolio Turnover Rate	39%
Total Advisory Fees Paid	$8,135,385

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Roche Holding AG	3.1
Mizuho Financial Group, Inc.	2.7
Schneider Electric SE	2.6
Hitachi Ltd.	2.5
Novartis AG	1.8
Taiwan Semiconductor Manufacturing Co. Ltd.	1.7
Barclays PLC	1.7
ASML Holding NV	1.6
Linde PLC	1.6
ING Groep NV	1.5

Top 10 Sectors

Value	Value
Utilities	2.7
Energy	3.8
Communication Services	4.0
Consumer Staples	5.5
Materials	7.1
Consumer Discretionary	8.8
Information Technology	9.4
Health Care	11.3
Industrials	18.8
Financials	26.9

Top 10 Countries

Value	Value
Switzerland	3.0
Canada	3.2
Italy	3.3
Australia	3.6
Germany	5.1
Netherlands	6.3
France	8.2
United Kingdom	12.4
United States	16.8
Japan	20.6

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Morgan Stanley Discovery Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$69	0.65%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Russell Midcap Growth Index over the 12-month period ending December 31, 2025. Tariff and policy uncertainty remained elevated during the year, alongside a government shutdown in the fourth quarter, while additional Federal Reserve easing and continued artificial intelligence ("AI")-related capital expenditures supported broader market performance. Investor sentiment grew more cautious amid rising scrutiny around AI monetization with signs of slowing momentum across select parts of the economy. Against this backdrop, our investment approach remained unchanged. We continued to invest in high quality businesses that have sustainable competitive advantages and strong secular growth potential, and that operate in large and growing end markets where the penetration rate for their goods/services can be much higher over time. Companies we own tend to be asset light, have little financial leverage, strong pricing power, attractive unit economics, high margins, solid cash generation capability and, in our view, the ability to succeed through different market/macro environments. While we have opportunistically added to some positions and initiated new ones, overall, we have made few changes as we remain confident in the long-term prospects for the businesses we own. We continued to carefully consider and monitor fundamental variables, while managing overall portfolio risk and exposures.

Top Contributors:

  Stock selection in Information Technology, led by web performance and security company Cloudflare.

  Stock selection in Financials, where payments technology services platform Affirm led performance within the sector.

  Stock selection in Health Care, where biopharmaceutical royalties acquirer Royalty Pharma was the sector’s largest contributor.

Top Detractors:

  Stock selection in Communication Services, where advertising software platform The Trade Desk detracted the most within the sector.

  Stock selection in Real Estate, driven by underperforming Texas landowner LandBridge.

  Stock selection and an average underweight in Consumer Discretionary, where cross-border ecommerce platform Global-e Online was the sector’s greatest detractor.

Portfolio Performance

	Class A $38,020	Russell 3000 Index $38,012	Russell Midcap Growth Index $32,448
12/2015	$10,000	$10,000	$10,000
12/2016	$9,173	$11,274	$10,733
12/2017	$12,875	$13,656	$13,445
12/2018	$14,216	$12,940	$12,806
12/2019	$19,969	$16,954	$17,348
12/2020	$50,674	$20,495	$23,522
12/2021	$45,334	$25,754	$26,516
12/2022	$17,014	$20,808	$19,431
12/2023	$24,030	$26,209	$24,457
12/2024	$33,482	$32,448	$29,863
12/2025	$38,020	$38,012	$32,448

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Morgan Stanley Discovery Portfolio - Class A	13.55%	(5.58%)	14.29%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell Midcap Growth Index	8.66%	6.65%	12.49%

Key Fund Statistics

Total Net Assets	$1,267,546,990
# of Portfolio Investments	71
Portfolio Turnover Rate	69%
Total Advisory Fees Paid	$8,297,306

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Cloudflare, Inc.	13.1
Affirm Holdings, Inc.	7.5
QXO, Inc.	6.6
Roivant Sciences Ltd.	6.5
Royalty Pharma PLC	5.8
Floor & Decor Holdings, Inc.	4.8
MongoDB, Inc.	4.8
Databricks, Inc.	4.7
Core & Main, Inc.	4.7
ROBLOX Corp.	4.6

Top Sectors

Value	Value
Real Estate	3.3
Consumer Staples	3.4
Communication Services	4.6
Consumer Discretionary	6.8
Industrials	12.4
Financials	12.8
Health Care	13.9
Information Technology	37.9

Top Countries

Value	Value
Netherlands	0.2
Israel	4.9
United States	90.0

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Morgan Stanley Discovery Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$96	0.90%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Russell Midcap Growth Index over the 12-month period ending December 31, 2025. Tariff and policy uncertainty remained elevated during the year, alongside a government shutdown in the fourth quarter, while additional Federal Reserve easing and continued artificial intelligence ("AI")-related capital expenditures supported broader market performance. Investor sentiment grew more cautious amid rising scrutiny around AI monetization with signs of slowing momentum across select parts of the economy. Against this backdrop, our investment approach remained unchanged. We continued to invest in high quality businesses that have sustainable competitive advantages and strong secular growth potential, and that operate in large and growing end markets where the penetration rate for their goods/services can be much higher over time. Companies we own tend to be asset light, have little financial leverage, strong pricing power, attractive unit economics, high margins, solid cash generation capability and, in our view, the ability to succeed through different market/macro environments. While we have opportunistically added to some positions and initiated new ones, overall, we have made few changes as we remain confident in the long-term prospects for the businesses we own. We continued to carefully consider and monitor fundamental variables, while managing overall portfolio risk and exposures.

Top Contributors:

  Stock selection in Information Technology, led by web performance and security company Cloudflare.

  Stock selection in Financials, where payments technology services platform Affirm led performance within the sector.

  Stock selection in Health Care, where biopharmaceutical royalties acquirer Royalty Pharma was the sector’s largest contributor.

Top Detractors:

  Stock selection in Communication Services, where advertising software platform The Trade Desk detracted the most within the sector.

  Stock selection in Real Estate, driven by underperforming Texas landowner LandBridge.

  Stock selection and an average underweight in Consumer Discretionary, where cross-border ecommerce platform Global-e Online was the sector’s greatest detractor.

Portfolio Performance

	Class B $37,063	Russell 3000 Index $38,012	Russell Midcap Growth Index $32,448
12/2015	$10,000	$10,000	$10,000
12/2016	$9,154	$11,274	$10,733
12/2017	$12,807	$13,656	$13,445
12/2018	$14,108	$12,940	$12,806
12/2019	$19,769	$16,954	$17,348
12/2020	$50,038	$20,495	$23,522
12/2021	$44,645	$25,754	$26,516
12/2022	$16,732	$20,808	$19,431
12/2023	$23,569	$26,209	$24,457
12/2024	$32,745	$32,448	$29,863
12/2025	$37,063	$38,012	$32,448

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Morgan Stanley Discovery Portfolio - Class B	13.19%	(5.83%)	14.00%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell Midcap Growth Index	8.66%	6.65%	12.49%

Key Fund Statistics

Total Net Assets	$1,267,546,990
# of Portfolio Investments	71
Portfolio Turnover Rate	69%
Total Advisory Fees Paid	$8,297,306

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Cloudflare, Inc.	13.1
Affirm Holdings, Inc.	7.5
QXO, Inc.	6.6
Roivant Sciences Ltd.	6.5
Royalty Pharma PLC	5.8
Floor & Decor Holdings, Inc.	4.8
MongoDB, Inc.	4.8
Databricks, Inc.	4.7
Core & Main, Inc.	4.7
ROBLOX Corp.	4.6

Top Sectors

Value	Value
Real Estate	3.3
Consumer Staples	3.4
Communication Services	4.6
Consumer Discretionary	6.8
Industrials	12.4
Financials	12.8
Health Care	13.9
Information Technology	37.9

Top Countries

Value	Value
Netherlands	0.2
Israel	4.9
United States	90.0

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio: Class E

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Morgan Stanley Discovery Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$85	0.80%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Russell Midcap Growth Index over the 12-month period ending December 31, 2025. Tariff and policy uncertainty remained elevated during the year, alongside a government shutdown in the fourth quarter, while additional Federal Reserve easing and continued artificial intelligence ("AI")-related capital expenditures supported broader market performance. Investor sentiment grew more cautious amid rising scrutiny around AI monetization with signs of slowing momentum across select parts of the economy. Against this backdrop, our investment approach remained unchanged. We continued to invest in high quality businesses that have sustainable competitive advantages and strong secular growth potential, and that operate in large and growing end markets where the penetration rate for their goods/services can be much higher over time. Companies we own tend to be asset light, have little financial leverage, strong pricing power, attractive unit economics, high margins, solid cash generation capability and, in our view, the ability to succeed through different market/macro environments. While we have opportunistically added to some positions and initiated new ones, overall, we have made few changes as we remain confident in the long-term prospects for the businesses we own. We continued to carefully consider and monitor fundamental variables, while managing overall portfolio risk and exposures.

Top Contributors:

  Stock selection in Information Technology, led by web performance and security company Cloudflare.

  Stock selection in Financials, where payments technology services platform Affirm led performance within the sector.

  Stock selection in Health Care, where biopharmaceutical royalties acquirer Royalty Pharma was the sector’s largest contributor.

Top Detractors:

  Stock selection in Communication Services, where advertising software platform The Trade Desk detracted the most within the sector.

  Stock selection in Real Estate, driven by underperforming Texas landowner LandBridge.

  Stock selection and an average underweight in Consumer Discretionary, where cross-border ecommerce platform Global-e Online was the sector’s greatest detractor.

Portfolio Performance

	Class E $37,448	Russell 3000 Index $38,012	Russell Midcap Growth Index $32,448
12/2015	$10,000	$10,000	$10,000
12/2016	$9,166	$11,274	$10,733
12/2017	$12,838	$13,656	$13,445
12/2018	$14,156	$12,940	$12,806
12/2019	$19,854	$16,954	$17,348
12/2020	$50,304	$20,495	$23,522
12/2021	$44,925	$25,754	$26,516
12/2022	$16,833	$20,808	$19,431
12/2023	$23,774	$26,209	$24,457
12/2024	$33,045	$32,448	$29,863
12/2025	$37,448	$38,012	$32,448

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Morgan Stanley Discovery Portfolio - Class E	13.32%	(5.73%)	14.11%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell Midcap Growth Index	8.66%	6.65%	12.49%

Key Fund Statistics

Total Net Assets	$1,267,546,990
# of Portfolio Investments	71
Portfolio Turnover Rate	69%
Total Advisory Fees Paid	$8,297,306

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Cloudflare, Inc.	13.1
Affirm Holdings, Inc.	7.5
QXO, Inc.	6.6
Roivant Sciences Ltd.	6.5
Royalty Pharma PLC	5.8
Floor & Decor Holdings, Inc.	4.8
MongoDB, Inc.	4.8
Databricks, Inc.	4.7
Core & Main, Inc.	4.7
ROBLOX Corp.	4.6

Top Sectors

Value	Value
Real Estate	3.3
Consumer Staples	3.4
Communication Services	4.6
Consumer Discretionary	6.8
Industrials	12.4
Financials	12.8
Health Care	13.9
Information Technology	37.9

Top Countries

Value	Value
Netherlands	0.2
Israel	4.9
United States	90.0

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the PanAgora Global Diversified Risk Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$101	0.92%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Dow Jones Moderate Portfolio Index (the "Index") over the 12-month period ending December 31, 2025. The outperformance was largely driven by structural asset allocation differences between the Portfolio and the Index. The Portfolio utilizes a risk-balanced approach to gain exposure to Equities, Fixed Income, and Commodities. Relative to the Index, the Portfolio’s overweight to Commodities was a significant contributor to the Portfolio’s outperformance.

Top Contributors:

  Within Commodities, precious metals and livestock were the top contributors.

  An overweight to Emerging Market equities contributed to returns.

Top Detractors:

  The long U.S. dollar currency overlay detracted.

  The overweight to Fixed Income, particularly International Sovereign Bonds, was a relative detractor for the period. Within International Sovereign Bonds, Japan was the largest detractor.

  An underweight to Equities detracted from results. Within Equities, an underweight to U.S. Mid-Cap equities detracted.

Portfolio Performance

	Class B $16,302	MSCI All Country World Index $30,302	Bloomberg Global Aggregate Index $11,338	Dow Jones Moderate Portfolio Index $20,263
12/2015	$10,000	$10,000	$10,000	$10,000
12/2016	$11,112	$10,786	$10,209	$10,767
12/2017	$12,512	$13,372	$10,964	$12,397
12/2018	$11,562	$12,113	$10,832	$11,752
12/2019	$14,105	$15,335	$11,573	$13,938
12/2020	$15,776	$17,828	$12,637	$15,643
12/2021	$16,785	$21,133	$12,042	$17,114
12/2022	$12,478	$17,252	$10,086	$14,553
12/2023	$13,066	$21,082	$10,662	$16,401
12/2024	$13,603	$24,769	$10,482	$17,803
12/2025	$16,302	$30,302	$11,338	$20,263

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
PanAgora Global Diversified Risk Portfolio - Class B	19.84%	0.66%	5.01%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index	8.17%	(2.15%)	1.26%
Dow Jones Moderate Portfolio Index	13.82%	5.31%	7.32%

Key Fund Statistics

Total Net Assets	$1,250,717,970
# of Portfolio Investments	366
Portfolio Turnover Rate	97%
Total Advisory Fees Paid	$7,779,509

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Generali	0.2
Erste Group Bank AG	0.1
Manulife Financial Corp.	0.1
NatWest Group PLC	0.1
BHP Group Ltd.	0.1
Telefonaktiebolaget LM Ericsson	0.1
Allianz SE	0.1
Mizrahi Tefahot Bank Ltd.	0.1
Heidelberg Materials AG	0.1
UniCredit SpA	0.1

Top Fixed Income Issuers

U.S. Treasury Inflation-Indexed Notes	11.3
U.S. Treasury Inflation-Indexed Bonds	1.0

Regional Exposure

Value	Value
Japan Equity	3.5
Asia ex-Japan Equity	6.5
Asia Fixed Income	11.5
European Equity	13.3
European Fixed Income	15.7
Americas Equity	30.8
Americas Fixed Income	40.0

Asset Allocation

Value	Value
U.S. Small Cap Equities	3.6
Global Developed Inflation-Linked	3.7
U.S. Large Cap Equities	9.0
Emerging Market Equities	14.5
International Developed Equities	27.0
Commodities	37.8
Global Developed Bonds	63.5

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the PIMCO Inflation Protected Bond Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$116	1.12%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Bloomberg U.S. TIPS Index over the 12-month period ending December 31, 2025. Macroeconomic conditions, such as a cooling labor market, prompted three rate cuts from the U.S. Federal Reserve in 2025. The first rate cut occurred in September, with subsequent rate cuts in October and December. The Portfolio was overweight duration for the entire year and modestly increased its overweight throughout the year. Similar to the prior calendar year, the Portfolio maintained a steepening bias, as expressed through an overweight to the intermediate portion of the curve and an underweight to the long end due to expected higher risk premiums. The Portfolio was overweight breakeven inflation due to sticky inflation and risk of inflation reaccelerating. In particular, the Portfolio favored U.S. and Japanese Inflation Linked Bonds.

Top Contributors:

  Interest rate strategies in Europe.

  Interest rate strategies in the U.S.

  Holdings of securitized credit, particularly Agency Mortgage-Backed Securities, non-Agency Residential Mortgage-Backed Securities and Collateralized Loan Obligations.

Top Detractors:

  Short exposure to select emerging market currencies in Asia, particularly the Offshore Chinese yuan (CNH), New Taiwanese dollar (TWD) and the Korean won (KRW), as they appreciated relative to the U.S. dollar.

  Short exposure to Dollar Bloc currencies, particularly the Australian dollar (AUD) and Canadian dollar (CAD), as they appreciated relative to the U.S. dollar.

  Breakeven inflation strategies in the U.S.

Portfolio Performance

	Class A $13,897	Bloomberg U.S. Aggregate Bond Index $12,199	Bloomberg U.S. TIPS Index $13,550
12/2015	$10,000	$10,000	$10,000
12/2016	$10,517	$10,265	$10,468
12/2017	$10,917	$10,628	$10,783
12/2018	$10,685	$10,630	$10,647
12/2019	$11,592	$11,556	$11,544
12/2020	$12,966	$12,424	$12,813
12/2021	$13,693	$12,232	$13,577
12/2022	$12,105	$10,641	$11,968
12/2023	$12,558	$11,229	$12,435
12/2024	$12,875	$11,369	$12,663
12/2025	$13,897	$12,199	$13,550

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
PIMCO Inflation Protected Bond Portfolio - Class A	7.93%	1.40%	3.35%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%
Bloomberg U.S. TIPS Index	7.01%	1.12%	3.09%

Key Fund Statistics

Total Net Assets	$1,434,984,138
# of Portfolio Investments	599
Portfolio Turnover Rate	204%
Total Advisory Fees Paid	$7,102,449

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Inflation-Indexed Notes	67.0
U.S. Treasury Inflation-Indexed Bonds	29.8
Uniform Mortgage-Backed Security, TBA	11.9
Japan Government CPI-Linked Bonds	2.5
Government National Mortgage Association REMICS	2.1
French Republic Government Bonds OAT	1.7
Government National Mortgage Association	1.5
Government National Mortgage Association, TBA	1.4
Federal Home Loan Mortgage Corp.	0.6
Man Euro CLO DAC	0.6

Asset Allocation

Value	Value
Convertible Preferred Stocks	0.1
Corporate Bonds & Notes	0.9
Non-Agency Mortgage-Backed Securities	1.4
Short-Term Investments	1.8
Foreign Government	5.0
Asset-Backed Securities	7.0
Agency Sponsored Mortgage-Backed Securities	18.6
U.S. Treasury & Government Agencies	96.8

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the PIMCO Inflation Protected Bond Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$142	1.37%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Bloomberg U.S. TIPS Index over the 12-month period ending December 31, 2025. Macroeconomic conditions, such as a cooling labor market, prompted three rate cuts from the U.S. Federal Reserve in 2025. The first rate cut occurred in September, with subsequent rate cuts in October and December. The Portfolio was overweight duration for the entire year and modestly increased its overweight throughout the year. Similar to the prior calendar year, the Portfolio maintained a steepening bias, as expressed through an overweight to the intermediate portion of the curve and an underweight to the long end due to expected higher risk premiums. The Portfolio was overweight breakeven inflation due to sticky inflation and risk of inflation reaccelerating. In particular, the Portfolio favored U.S. and Japanese Inflation Linked Bonds.

Top Contributors:

  Interest rate strategies in Europe.

  Interest rate strategies in the U.S.

  Holdings of securitized credit, particularly Agency Mortgage-Backed Securities, non-Agency Residential Mortgage-Backed Securities and Collateralized Loan Obligations.

Top Detractors:

  Short exposure to select emerging market currencies in Asia, particularly the Offshore Chinese yuan (CNH), New Taiwanese dollar (TWD) and the Korean won (KRW), as they appreciated relative to the U.S. dollar.

  Short exposure to Dollar Bloc currencies, particularly the Australian dollar (AUD) and Canadian dollar (CAD), as they appreciated relative to the U.S. dollar.

  Breakeven inflation strategies in the U.S.

Portfolio Performance

	Class B $13,555	Bloomberg U.S. Aggregate Bond Index $12,199	Bloomberg U.S. TIPS Index $13,550
12/2015	$10,000	$10,000	$10,000
12/2016	$10,498	$10,265	$10,468
12/2017	$10,862	$10,628	$10,783
12/2018	$10,601	$10,630	$10,647
12/2019	$11,477	$11,556	$11,544
12/2020	$12,802	$12,424	$12,813
12/2021	$13,496	$12,232	$13,577
12/2022	$11,893	$10,641	$11,968
12/2023	$12,320	$11,229	$12,435
12/2024	$12,581	$11,369	$12,663
12/2025	$13,555	$12,199	$13,550

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
PIMCO Inflation Protected Bond Portfolio - Class B	7.74%	1.15%	3.09%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%
Bloomberg U.S. TIPS Index	7.01%	1.12%	3.09%

Key Fund Statistics

Total Net Assets	$1,434,984,138
# of Portfolio Investments	599
Portfolio Turnover Rate	204%
Total Advisory Fees Paid	$7,102,449

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Inflation-Indexed Notes	67.0
U.S. Treasury Inflation-Indexed Bonds	29.8
Uniform Mortgage-Backed Security, TBA	11.9
Japan Government CPI-Linked Bonds	2.5
Government National Mortgage Association REMICS	2.1
French Republic Government Bonds OAT	1.7
Government National Mortgage Association	1.5
Government National Mortgage Association, TBA	1.4
Federal Home Loan Mortgage Corp.	0.6
Man Euro CLO DAC	0.6

Asset Allocation

Value	Value
Convertible Preferred Stocks	0.1
Corporate Bonds & Notes	0.9
Non-Agency Mortgage-Backed Securities	1.4
Short-Term Investments	1.8
Foreign Government	5.0
Asset-Backed Securities	7.0
Agency Sponsored Mortgage-Backed Securities	18.6
U.S. Treasury & Government Agencies	96.8

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio: Class E

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the PIMCO Inflation Protected Bond Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$132	1.27%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Bloomberg U.S. TIPS Index over the 12-month period ending December 31, 2025. Macroeconomic conditions, such as a cooling labor market, prompted three rate cuts from the U.S. Federal Reserve in 2025. The first rate cut occurred in September, with subsequent rate cuts in October and December. The Portfolio was overweight duration for the entire year and modestly increased its overweight throughout the year. Similar to the prior calendar year, the Portfolio maintained a steepening bias, as expressed through an overweight to the intermediate portion of the curve and an underweight to the long end due to expected higher risk premiums. The Portfolio was overweight breakeven inflation due to sticky inflation and risk of inflation reaccelerating. In particular, the Portfolio favored U.S. and Japanese Inflation Linked Bonds.

Top Contributors:

  Interest rate strategies in Europe.

  Interest rate strategies in the U.S.

  Holdings of securitized credit, particularly Agency Mortgage-Backed Securities, non-Agency Residential Mortgage-Backed Securities and Collateralized Loan Obligations.

Top Detractors:

  Short exposure to select emerging market currencies in Asia, particularly the Offshore Chinese yuan (CNH), New Taiwanese dollar (TWD) and the Korean won (KRW), as they appreciated relative to the U.S. dollar.

  Short exposure to Dollar Bloc currencies, particularly the Australian dollar (AUD) and Canadian dollar (CAD), as they appreciated relative to the U.S. dollar.

  Breakeven inflation strategies in the U.S.

Portfolio Performance

	Class E $13,686	Bloomberg U.S. Aggregate Bond Index $12,199	Bloomberg U.S. TIPS Index $13,550
12/2015	$10,000	$10,000	$10,000
12/2016	$10,497	$10,265	$10,468
12/2017	$10,870	$10,628	$10,783
12/2018	$10,630	$10,630	$10,647
12/2019	$11,518	$11,556	$11,544
12/2020	$12,858	$12,424	$12,813
12/2021	$13,565	$12,232	$13,577
12/2022	$11,973	$10,641	$11,968
12/2023	$12,403	$11,229	$12,435
12/2024	$12,692	$11,369	$12,663
12/2025	$13,686	$12,199	$13,550

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
PIMCO Inflation Protected Bond Portfolio - Class E	7.84%	1.26%	3.19%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%
Bloomberg U.S. TIPS Index	7.01%	1.12%	3.09%

Key Fund Statistics

Total Net Assets	$1,434,984,138
# of Portfolio Investments	599
Portfolio Turnover Rate	204%
Total Advisory Fees Paid	$7,102,449

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Inflation-Indexed Notes	67.0
U.S. Treasury Inflation-Indexed Bonds	29.8
Uniform Mortgage-Backed Security, TBA	11.9
Japan Government CPI-Linked Bonds	2.5
Government National Mortgage Association REMICS	2.1
French Republic Government Bonds OAT	1.7
Government National Mortgage Association	1.5
Government National Mortgage Association, TBA	1.4
Federal Home Loan Mortgage Corp.	0.6
Man Euro CLO DAC	0.6

Asset Allocation

Value	Value
Convertible Preferred Stocks	0.1
Corporate Bonds & Notes	0.9
Non-Agency Mortgage-Backed Securities	1.4
Short-Term Investments	1.8
Foreign Government	5.0
Asset-Backed Securities	7.0
Agency Sponsored Mortgage-Backed Securities	18.6
U.S. Treasury & Government Agencies	96.8

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

PIMCO Total Return Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the PIMCO Total Return Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$60	0.57%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Bloomberg U.S. Aggregate Bond Index over the 12-month period ending December 31, 2025.  Macroeconomic conditions, such as a cooling labor market, prompted three rate cuts from the U.S. Federal Reserve in 2025. The first rate cut occurred in September, with subsequent rate cuts in October and December. The Portfolio was overweight duration for the entire year, while maintaining a steepening bias, as expressed through an overweight to the intermediate portion of the curve and an underweight to the long end due to expected higher risk premiums. The Portfolio favored higher coupon Agency Mortgage-Backed Securities ("MBS") for their attractive spreads and defensive profile.

Top Contributors:

  Curve positioning in the U.S., including overweight exposure to the intermediate portion of the curve.

  Overweight exposure to Agency MBS and other securitized assets, particularly Residential MBS and Commercial MBS.

  Long exposure to select emerging market currencies including the Brazilian real (BRL), Turkish lira (TRY) and the Mexican peso (MXN).

  Eurozone interest rate positioning, particularly an underweight to the long end of the curve, as yields rose.

Top Detractors:

  Short exposure to select emerging market currencies in Asia, particularly the New Taiwanese dollar (TWD), the Singaporean dollar (SGD) and the Korean won (KRW), as they appreciated relative to the U.S. dollar.

  Short exposure to developed market currencies in the Dollar Bloc, including the Australian dollar (AUD) and Canadian dollar (CAD), as well as short exposure to the Swiss franc (CHF), as they appreciated relative to the U.S. dollar.

  Long exposure to duration in Australia.

  Exposure to U.S. Treasury Inflation Protected Securities.

Portfolio Performance

	Class A $12,867	Bloomberg U.S. Aggregate Bond Index $12,199
12/2015	$10,000	$10,000
12/2016	$10,285	$10,265
12/2017	$10,776	$10,628
12/2018	$10,779	$10,630
12/2019	$11,715	$11,556
12/2020	$12,749	$12,424
12/2021	$12,604	$12,232
12/2022	$10,797	$10,641
12/2023	$11,469	$11,229
12/2024	$11,782	$11,369
12/2025	$12,867	$12,199

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
PIMCO Total Return Portfolio - Class A	9.21%	0.19%	2.55%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%

Key Fund Statistics

Total Net Assets	$3,537,700,457
# of Portfolio Investments	1,535
Portfolio Turnover Rate	522%
Total Advisory Fees Paid	$16,254,718

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

Uniform Mortgage-Backed Security, TBA	30.2
U.S. Treasury Bonds	15.3
Government National Mortgage Association, TBA	5.0
U.S. Treasury Notes	3.2
Federal National Mortgage Association	2.9
Federal Home Loan Mortgage Corp.	2.2
U.S. Treasury Inflation-Indexed Bonds	2.2
Government National Mortgage Association REMICS	1.9
Government National Mortgage Association	1.6
Benchmark Mortgage Trust	1.4

Asset Allocation

Value	Value
Floating Rate Loans	0.2
Short-Term Investments	0.7
Municipals	1.1
Asset-Backed Securities	7.8
Foreign Government	8.9
Non-Agency Mortgage-Backed Securities	11.0
U.S. Treasury & Government Agencies	21.7
Corporate Bonds & Notes	40.7
Agency Sponsored Mortgage-Backed Securities	44.3

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

PIMCO Total Return Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the PIMCO Total Return Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$86	0.82%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Bloomberg U.S. Aggregate Bond Index over the 12-month period ending December 31, 2025.  Macroeconomic conditions, such as a cooling labor market, prompted three rate cuts from the U.S. Federal Reserve in 2025. The first rate cut occurred in September, with subsequent rate cuts in October and December. The Portfolio was overweight duration for the entire year, while maintaining a steepening bias, as expressed through an overweight to the intermediate portion of the curve and an underweight to the long end due to expected higher risk premiums. The Portfolio favored higher coupon Agency Mortgage-Backed Securities ("MBS") for their attractive spreads and defensive profile.

Top Contributors:

  Curve positioning in the U.S., including overweight exposure to the intermediate portion of the curve.

  Overweight exposure to Agency MBS and other securitized assets, particularly Residential MBS and Commercial MBS.

  Long exposure to select emerging market currencies including the Brazilian real (BRL), Turkish lira (TRY) and the Mexican peso (MXN).

  Eurozone interest rate positioning, particularly an underweight to the long end of the curve, as yields rose.

Top Detractors:

  Short exposure to select emerging market currencies in Asia, particularly the New Taiwanese dollar (TWD), the Singaporean dollar (SGD) and the Korean won (KRW), as they appreciated relative to the U.S. dollar.

  Short exposure to developed market currencies in the Dollar Bloc, including the Australian dollar (AUD) and Canadian dollar (CAD), as well as short exposure to the Swiss franc (CHF), as they appreciated relative to the U.S. dollar.

  Long exposure to duration in Australia.

  Exposure to U.S. Treasury Inflation Protected Securities.

Portfolio Performance

	Class B $12,549	Bloomberg U.S. Aggregate Bond Index $12,199
12/2015	$10,000	$10,000
12/2016	$10,261	$10,265
12/2017	$10,723	$10,628
12/2018	$10,698	$10,630
12/2019	$11,603	$11,556
12/2020	$12,591	$12,424
12/2021	$12,416	$12,232
12/2022	$10,608	$10,641
12/2023	$11,250	$11,229
12/2024	$11,523	$11,369
12/2025	$12,549	$12,199

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
PIMCO Total Return Portfolio - Class B	8.90%	(0.07%)	2.30%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%

Key Fund Statistics

Total Net Assets	$3,537,700,457
# of Portfolio Investments	1,535
Portfolio Turnover Rate	522%
Total Advisory Fees Paid	$16,254,718

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

Uniform Mortgage-Backed Security, TBA	30.2
U.S. Treasury Bonds	15.3
Government National Mortgage Association, TBA	5.0
U.S. Treasury Notes	3.2
Federal National Mortgage Association	2.9
Federal Home Loan Mortgage Corp.	2.2
U.S. Treasury Inflation-Indexed Bonds	2.2
Government National Mortgage Association REMICS	1.9
Government National Mortgage Association	1.6
Benchmark Mortgage Trust	1.4

Asset Allocation

Value	Value
Floating Rate Loans	0.2
Short-Term Investments	0.7
Municipals	1.1
Asset-Backed Securities	7.8
Foreign Government	8.9
Non-Agency Mortgage-Backed Securities	11.0
U.S. Treasury & Government Agencies	21.7
Corporate Bonds & Notes	40.7
Agency Sponsored Mortgage-Backed Securities	44.3

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

PIMCO Total Return Portfolio: Class E

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the PIMCO Total Return Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$75	0.72%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Bloomberg U.S. Aggregate Bond Index over the 12-month period ending December 31, 2025.  Macroeconomic conditions, such as a cooling labor market, prompted three rate cuts from the U.S. Federal Reserve in 2025. The first rate cut occurred in September, with subsequent rate cuts in October and December. The Portfolio was overweight duration for the entire year, while maintaining a steepening bias, as expressed through an overweight to the intermediate portion of the curve and an underweight to the long end due to expected higher risk premiums. The Portfolio favored higher coupon Agency Mortgage-Backed Securities ("MBS") for their attractive spreads and defensive profile.

Top Contributors:

  Curve positioning in the U.S., including overweight exposure to the intermediate portion of the curve.

  Overweight exposure to Agency MBS and other securitized assets, particularly Residential MBS and Commercial MBS.

  Long exposure to select emerging market currencies including the Brazilian real (BRL), Turkish lira (TRY) and the Mexican peso (MXN).

  Eurozone interest rate positioning, particularly an underweight to the long end of the curve, as yields rose.

Top Detractors:

  Short exposure to select emerging market currencies in Asia, particularly the New Taiwanese dollar (TWD), the Singaporean dollar (SGD) and the Korean won (KRW), as they appreciated relative to the U.S. dollar.

  Short exposure to developed market currencies in the Dollar Bloc, including the Australian dollar (AUD) and Canadian dollar (CAD), as well as short exposure to the Swiss franc (CHF), as they appreciated relative to the U.S. dollar.

  Long exposure to duration in Australia.

  Exposure to U.S. Treasury Inflation Protected Securities.

Portfolio Performance

	Class E $12,683	Bloomberg U.S. Aggregate Bond Index $12,199
12/2015	$10,000	$10,000
12/2016	$10,269	$10,265
12/2017	$10,746	$10,628
12/2018	$10,731	$10,630
12/2019	$11,653	$11,556
12/2020	$12,659	$12,424
12/2021	$12,494	$12,232
12/2022	$10,689	$10,641
12/2023	$11,344	$11,229
12/2024	$11,638	$11,369
12/2025	$12,683	$12,199

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
PIMCO Total Return Portfolio - Class E	8.98%	0.04%	2.41%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%

Key Fund Statistics

Total Net Assets	$3,537,700,457
# of Portfolio Investments	1,535
Portfolio Turnover Rate	522%
Total Advisory Fees Paid	$16,254,718

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

Uniform Mortgage-Backed Security, TBA	30.2
U.S. Treasury Bonds	15.3
Government National Mortgage Association, TBA	5.0
U.S. Treasury Notes	3.2
Federal National Mortgage Association	2.9
Federal Home Loan Mortgage Corp.	2.2
U.S. Treasury Inflation-Indexed Bonds	2.2
Government National Mortgage Association REMICS	1.9
Government National Mortgage Association	1.6
Benchmark Mortgage Trust	1.4

Asset Allocation

Value	Value
Floating Rate Loans	0.2
Short-Term Investments	0.7
Municipals	1.1
Asset-Backed Securities	7.8
Foreign Government	8.9
Non-Agency Mortgage-Backed Securities	11.0
U.S. Treasury & Government Agencies	21.7
Corporate Bonds & Notes	40.7
Agency Sponsored Mortgage-Backed Securities	44.3

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Schroders Global Multi-Asset Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$101	0.96%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Dow Jones Moderate Portfolio Index over the twelve-month period ending December 31, 2025.  Equity exposures and the interest rate swap ("IRS") were the main contributors to performance.  The volatility management overlay and fixed income exposures detracted from returns.

Top Contributors:

  Overall equity performance was additive to performance; gains came primarily from security selection which was further bolstered by positive asset allocation. Equity security selection was the largest contributor to performance, driven by strong selection in U.S. and Emerging Market equities which significantly outweighed a marginal drag from poor selection in Asia Pacific, Canadian, and European equities. Equity asset allocation was also positive as an overweight to U.S., Canadian, and European equities offset losses from an underweight to Asia Pacific equities.

  The IRS overlay contributed positively to performance, as U.S. Treasury yields ended the year lower. Yields declined amid easing inflationary pressures and clearer signals from the Federal Reserve that it was progressing through its rate-cutting cycle.

  Fixed income security selection contributed due to positive selection in both U.S. and International bonds.

Top Detractors:

  The volatility management overlay was the largest detractor, as it was activated in April 2025 post "Liberation Day" announcement, which caused heightened volatility, and remained on during the subsequent recovery in markets.

  Within fixed income, asset allocation detracted due to an overweight to U.S. bonds and an underweight to International bonds.

Portfolio Performance

	Class B $16,729	MSCI All Country World Index $30,302	Bloomberg Global Aggregate Index $11,338	Dow Jones Moderate Portfolio Index $20,263
12/2015	$10,000	$10,000	$10,000	$10,000
12/2016	$10,565	$10,786	$10,209	$10,767
12/2017	$12,076	$13,372	$10,964	$12,397
12/2018	$10,938	$12,113	$10,832	$11,752
12/2019	$13,288	$15,335	$11,573	$13,938
12/2020	$13,568	$17,828	$12,637	$15,643
12/2021	$15,118	$21,133	$12,042	$17,114
12/2022	$12,069	$17,252	$10,086	$14,553
12/2023	$13,881	$21,082	$10,662	$16,401
12/2024	$15,228	$24,769	$10,482	$17,803
12/2025	$16,729	$30,302	$11,338	$20,263

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Schroders Global Multi-Asset Portfolio - Class B	9.85%	4.28%	5.28%
MSCI All Country World Index	22.34%	11.19%	11.72%
Bloomberg Global Aggregate Index	8.17%	(2.15%)	1.26%
Dow Jones Moderate Portfolio Index	13.82%	5.31%	7.32%

Key Fund Statistics

Total Net Assets	$586,806,047
# of Portfolio Investments	1,062
Portfolio Turnover Rate	42%
Total Advisory Fees Paid	$3,825,445

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

NVIDIA Corp.	3.3
Alphabet, Inc.	2.7
Apple, Inc.	2.5
Microsoft Corp.	2.5
Amazon.com, Inc.	1.6
Broadcom, Inc.	1.2
Meta Platforms, Inc.	1.2
JPMorgan Chase & Co.	0.8
Eli Lilly & Co.	0.7
Tesla, Inc.	0.7

Top 10 Fixed Income Issuers

Wells Fargo & Co.	1.6
JPMorgan Chase & Co.	1.4
Bank of America Corp.	1.2
Morgan Stanley	1.0
Oracle Corp.	0.8
General Motors Financial Co., Inc.	0.7
UnitedHealth Group, Inc.	0.6
AT&T, Inc.	0.6
Amazon.com, Inc.	0.6
Virginia Electric & Power Co.	0.6

Top 10 Countries

Value	Value
Netherlands	0.8
Ireland	1.0
Italy	1.1
Switzerland	1.1
France	1.4
Germany	1.6
Canada	2.1
United Kingdom	2.4
Japan	2.4
United States	76.2

Asset Allocation

Value	Value
Preferred Stocks	0.0Footnote Reference*
Investment Companies	1.0
Short-Term Investments	3.9
Corporate Bonds & Notes	37.1
Common Stocks	55.1
Footnote	Description
Footnote*	Amount rounds to less than 0.1%

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the SSGA Emerging Markets Enhanced Index Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$64	0.55%

Management Discussion of Portfolio Performance

The Portfolio outperformed the MSCI Emerging Markets Index over the 12-month period ending December 31, 2025. Emerging Market ("EM") equities delivered their best year of relative performance versus Developed Markets since 2017. The year began amid concerns surrounding tariffs, slowing Chinese growth, and softer earnings momentum. These concerns were outweighed by a weakening U.S dollar, January news around Deepseek highlighting China's role in the Artificial Intelligence ("AI") revolution alongside Taiwan and South Korea, and earnings that proved resilient. South Korea posted exceptional returns driven by its role in the AI server supply chain and accelerated capital market reforms. Latin America was the strongest performing region, supported by a weaker dollar and strong commodity prices, particularly metals. Mexico rebounded from early tariff-related pressure, as increased diplomatic cooperation with the U.S. improved investor sentiment.

Top Contributors:

  In India, relative outperformance was driven by underweight positions in HDFC Bank and ICICI Bank, which were negatively impacted by regulatory tightening, weaker deposit growth, and foreign investor outflows following U.S. tariff announcements. The Portfolio also benefited from an underweight position in Trent Limited, a retail store operator whose results disappointed.

  Within South Korea, a long-standing overweight to the Financials sector contributed positively, as political stabilization, improving loan quality and increased profitability supported performance. The Portfolio also benefited from the ongoing AI investment cycle through overweights in SK Hynix and Samsung Electronics.

Top Detractors:

  Within South Africa, underweights to Impala Platinum and Valterra Platinum detracted from the Portfolio's relative performance, as these positions rallied sharply on higher demand, as investors increasingly viewed platinum as undervalued relative to gold.

  Underperformance in Brazil was primarily attributable to underweight positioning in the Utilities sector, which benefitted from tariff increases.

Portfolio Performance

	Class A $16,192	MSCI Emerging Markets Index $15,349
04/2019	$10,000	$10,000
12/2019	$10,380	$10,564
12/2020	$11,922	$12,498
12/2021	$11,998	$12,180
12/2022	$9,583	$9,733
12/2023	$10,810	$10,690
12/2024	$12,044	$11,492
12/2025	$16,192	$15,349

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	Since Inception 4/29/19
SSGA Emerging Markets Enhanced Index Portfolio - Class A	34.45%	6.31%	7.49%
MSCI Emerging Markets Index	33.57%	4.20%	6.63%

Key Fund Statistics

Total Net Assets	$1,150,436,101
# of Portfolio Investments	564
Portfolio Turnover Rate	55%
Total Advisory Fees Paid	$4,041,210

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Taiwan Semiconductor Manufacturing Co. Ltd.	11.9
Tencent Holdings Ltd.	4.9
Samsung Electronics Co. Ltd.	4.5
Alibaba Group Holding Ltd.	3.2
SK Hynix, Inc.	2.6
Hon Hai Precision Industry Co. Ltd.	1.1
HDFC Bank Ltd.	1.0
Reliance Industries Ltd.	0.9
Ping An Insurance Group Co. of China Ltd.	0.9
MediaTek, Inc.	0.8

Top 10 Sectors

Value	Value
Utilities	2.3
Health Care	3.1
Consumer Staples	3.5
Energy	3.9
Industrials	6.8
Materials	6.9
Communication Services	9.4
Consumer Discretionary	11.5
Financials	22.1
Information Technology	28.0

Top 10 Countries

Value	Value
Malaysia	1.1
United Arab Emirates	1.6
Mexico	2.0
Saudi Arabia	2.9
South Africa	3.0
Brazil	4.1
South Korea	13.5
India	15.1
Taiwan	20.5
China	26.8

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On April 28, 2025, Brighthouse Funds Trust I - SSGA Emerging Markets Enhanced Index Portfolio II merged into the Portfolio.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the SSGA Emerging Markets Enhanced Index Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$94	0.80%

Management Discussion of Portfolio Performance

The Portfolio outperformed the MSCI Emerging Markets Index over the 12-month period ending December 31, 2025. Emerging Market ("EM") equities delivered their best year of relative performance versus Developed Markets since 2017. The year began amid concerns surrounding tariffs, slowing Chinese growth, and softer earnings momentum. These concerns were outweighed by a weakening U.S dollar, January news around Deepseek highlighting China's role in the Artificial Intelligence ("AI") revolution alongside Taiwan and South Korea, and earnings that proved resilient. South Korea posted exceptional returns driven by its role in the AI server supply chain and accelerated capital market reforms. Latin America was the strongest performing region, supported by a weaker dollar and strong commodity prices, particularly metals. Mexico rebounded from early tariff-related pressure, as increased diplomatic cooperation with the U.S. improved investor sentiment.

Top Contributors:

  In India, relative outperformance was driven by underweight positions in HDFC Bank and ICICI Bank, which were negatively impacted by regulatory tightening, weaker deposit growth, and foreign investor outflows following U.S. tariff announcements. The Portfolio also benefited from an underweight position in Trent Limited, a retail store operator whose results disappointed.

  Within South Korea, a long-standing overweight to the Financials sector contributed positively, as political stabilization, improving loan quality and increased profitability supported performance. The Portfolio also benefited from the ongoing AI investment cycle through overweights in SK Hynix and Samsung Electronics.

Top Detractors:

  Within South Africa, underweights to Impala Platinum and Valterra Platinum detracted from the Portfolio's relative performance, as these positions rallied sharply on higher demand, as investors increasingly viewed platinum as undervalued relative to gold.

  Underperformance in Brazil was primarily attributable to underweight positioning in the Utilities sector, which benefitted from tariff increases.

Portfolio Performance

	Class B $15,936	MSCI Emerging Markets Index $15,349
04/2019	$10,000	$10,000
12/2019	$10,370	$10,564
12/2020	$11,888	$12,498
12/2021	$11,925	$12,180
12/2022	$9,502	$9,733
12/2023	$10,690	$10,690
12/2024	$11,880	$11,492
12/2025	$15,936	$15,349

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	Since Inception 4/29/19
SSGA Emerging Markets Enhanced Index Portfolio - Class B	34.14%	6.04%	7.23%
MSCI Emerging Markets Index	33.57%	4.20%	6.63%

Key Fund Statistics

Total Net Assets	$1,150,436,101
# of Portfolio Investments	564
Portfolio Turnover Rate	55%
Total Advisory Fees Paid	$4,041,210

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Taiwan Semiconductor Manufacturing Co. Ltd.	11.9
Tencent Holdings Ltd.	4.9
Samsung Electronics Co. Ltd.	4.5
Alibaba Group Holding Ltd.	3.2
SK Hynix, Inc.	2.6
Hon Hai Precision Industry Co. Ltd.	1.1
HDFC Bank Ltd.	1.0
Reliance Industries Ltd.	0.9
Ping An Insurance Group Co. of China Ltd.	0.9
MediaTek, Inc.	0.8

Top 10 Sectors

Value	Value
Utilities	2.3
Health Care	3.1
Consumer Staples	3.5
Energy	3.9
Industrials	6.8
Materials	6.9
Communication Services	9.4
Consumer Discretionary	11.5
Financials	22.1
Information Technology	28.0

Top 10 Countries

Value	Value
Malaysia	1.1
United Arab Emirates	1.6
Mexico	2.0
Saudi Arabia	2.9
South Africa	3.0
Brazil	4.1
South Korea	13.5
India	15.1
Taiwan	20.5
China	26.8

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On April 28, 2025, Brighthouse Funds Trust I - SSGA Emerging Markets Enhanced Index Portfolio II merged into the Portfolio.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the SSGA Growth and Income ETF Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$36	0.33%

Management Discussion of Portfolio Performance

The Portfolio underperformed the MSCI All Country World Index over the 12-month period ending December 31, 2025. In 2025, the U.S. economy showed gradual progress on inflation while price levels remained above the U.S. Federal Reserve’s preferred range. The U.S. Federal Reserve responded by easing policy later in the year, adjusting its approach as tariff-related uncertainty persisted. Strong corporate earnings supported by advances in artificial intelligence and increased demand for data center capacity helped maintain solid equity market performance. Despite ongoing inflation, the global economy showed resilience and solid corporate profitability helped sustain confidence in U.S. financial markets even as growth slowed.

Top Contributors:

  Allocation to U.S. and Emerging Market equities.

  Overweight to Gold, supported by technical and fundamental factors in its quantative framework.

Top Detractors:

  Out of benchmark position in U.S. Long Treasuries and Intermediate Corporate bonds.

  Underweight to International Developed equities.

  Overweight to broad Commodities.

Portfolio Performance

	Class A $21,847	MSCI All Country World Index $30,302
12/2015	$10,000	$10,000
12/2016	$10,603	$10,786
12/2017	$12,322	$13,372
12/2018	$11,547	$12,113
12/2019	$13,842	$15,335
12/2020	$15,245	$17,828
12/2021	$17,320	$21,133
12/2022	$14,707	$17,252
12/2023	$16,784	$21,082
12/2024	$18,659	$24,769
12/2025	$21,847	$30,302

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
SSGA Growth and Income ETF Portfolio - Class A	17.09%	7.46%	8.13%
MSCI All Country World Index	22.34%	11.19%	11.72%

Key Fund Statistics

Total Net Assets	$1,664,567,469
# of Portfolio Investments	47
Portfolio Turnover Rate	103%
Total Advisory Fees Paid	$5,111,246

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

State Street SPDR S&P 500 ETF Trust	18.7
iShares Core S&P 500 ETF	13.8
State Street SPDR Portfolio Developed World ex-U.S. ETF	11.9
Vanguard Total Bond Market ETF	11.1
iShares Core MSCI Emerging Markets ETF	8.8
iShares Core S&P Small-Cap ETF	4.6
SPDR Gold Shares	4.5
iShares 0-5 Year TIPS Bond ETF	4.0
iShares 20+ Year Treasury Bond ETF	4.0
State Street SPDR Bloomberg High Yield Bond ETF	2.7

Asset Allocation

Value	Value
U.S. Mid Cap Equities	2.6
U.S. Small Cap Equities	4.6
Commodities	7.0
High Yield Fixed Income	7.8
Emerging Market Equities	8.8
International Developed Market Equities	13.9
Investment Grade Fixed Income	20.2
U.S. Large Cap Equities	32.4

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the SSGA Growth and Income ETF Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$63	0.58%

Management Discussion of Portfolio Performance

The Portfolio underperformed the MSCI All Country World Index over the 12-month period ending December 31, 2025. In 2025, the U.S. economy showed gradual progress on inflation while price levels remained above the U.S. Federal Reserve’s preferred range. The U.S. Federal Reserve responded by easing policy later in the year, adjusting its approach as tariff-related uncertainty persisted. Strong corporate earnings supported by advances in artificial intelligence and increased demand for data center capacity helped maintain solid equity market performance. Despite ongoing inflation, the global economy showed resilience and solid corporate profitability helped sustain confidence in U.S. financial markets even as growth slowed.

Top Contributors:

  Allocation to U.S. and Emerging Market equities.

  Overweight to Gold, supported by technical and fundamental factors in its quantative framework.

Top Detractors:

  Out of benchmark position in U.S. Long Treasuries and Intermediate Corporate bonds.

  Underweight to International Developed equities.

  Overweight to broad Commodities.

Portfolio Performance

	Class B $21,294	MSCI All Country World Index $30,302
12/2015	$10,000	$10,000
12/2016	$10,578	$10,786
12/2017	$12,256	$13,372
12/2018	$11,457	$12,113
12/2019	$13,704	$15,335
12/2020	$15,050	$17,828
12/2021	$17,064	$21,133
12/2022	$14,440	$17,252
12/2023	$16,457	$21,082
12/2024	$18,235	$24,769
12/2025	$21,294	$30,302

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
SSGA Growth and Income ETF Portfolio - Class B	16.78%	7.19%	7.85%
MSCI All Country World Index	22.34%	11.19%	11.72%

Key Fund Statistics

Total Net Assets	$1,664,567,469
# of Portfolio Investments	47
Portfolio Turnover Rate	103%
Total Advisory Fees Paid	$5,111,246

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

State Street SPDR S&P 500 ETF Trust	18.7
iShares Core S&P 500 ETF	13.8
State Street SPDR Portfolio Developed World ex-U.S. ETF	11.9
Vanguard Total Bond Market ETF	11.1
iShares Core MSCI Emerging Markets ETF	8.8
iShares Core S&P Small-Cap ETF	4.6
SPDR Gold Shares	4.5
iShares 0-5 Year TIPS Bond ETF	4.0
iShares 20+ Year Treasury Bond ETF	4.0
State Street SPDR Bloomberg High Yield Bond ETF	2.7

Asset Allocation

Value	Value
U.S. Mid Cap Equities	2.6
U.S. Small Cap Equities	4.6
Commodities	7.0
High Yield Fixed Income	7.8
Emerging Market Equities	8.8
International Developed Market Equities	13.9
Investment Grade Fixed Income	20.2
U.S. Large Cap Equities	32.4

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio: Class E

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the SSGA Growth and Income ETF Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$52	0.48%

Management Discussion of Portfolio Performance

The Portfolio underperformed the MSCI All Country World Index over the 12-month period ending December 31, 2025. In 2025, the U.S. economy showed gradual progress on inflation while price levels remained above the U.S. Federal Reserve’s preferred range. The U.S. Federal Reserve responded by easing policy later in the year, adjusting its approach as tariff-related uncertainty persisted. Strong corporate earnings supported by advances in artificial intelligence and increased demand for data center capacity helped maintain solid equity market performance. Despite ongoing inflation, the global economy showed resilience and solid corporate profitability helped sustain confidence in U.S. financial markets even as growth slowed.

Top Contributors:

  Allocation to U.S. and Emerging Market equities.

  Overweight to Gold, supported by technical and fundamental factors in its quantative framework.

Top Detractors:

  Out of benchmark position in U.S. Long Treasuries and Intermediate Corporate bonds.

  Underweight to International Developed equities.

  Overweight to broad Commodities.

Portfolio Performance

	Class E $21,510	MSCI All Country World Index $30,302
12/2015	$10,000	$10,000
12/2016	$10,587	$10,786
12/2017	$12,282	$13,372
12/2018	$11,498	$12,113
12/2019	$13,748	$15,335
12/2020	$15,125	$17,828
12/2021	$17,170	$21,133
12/2022	$14,550	$17,252
12/2023	$16,576	$21,082
12/2024	$18,395	$24,769
12/2025	$21,510	$30,302

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
SSGA Growth and Income ETF Portfolio - Class E	16.93%	7.30%	7.96%
MSCI All Country World Index	22.34%	11.19%	11.72%

Key Fund Statistics

Total Net Assets	$1,664,567,469
# of Portfolio Investments	47
Portfolio Turnover Rate	103%
Total Advisory Fees Paid	$5,111,246

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

State Street SPDR S&P 500 ETF Trust	18.7
iShares Core S&P 500 ETF	13.8
State Street SPDR Portfolio Developed World ex-U.S. ETF	11.9
Vanguard Total Bond Market ETF	11.1
iShares Core MSCI Emerging Markets ETF	8.8
iShares Core S&P Small-Cap ETF	4.6
SPDR Gold Shares	4.5
iShares 0-5 Year TIPS Bond ETF	4.0
iShares 20+ Year Treasury Bond ETF	4.0
State Street SPDR Bloomberg High Yield Bond ETF	2.7

Asset Allocation

Value	Value
U.S. Mid Cap Equities	2.6
U.S. Small Cap Equities	4.6
Commodities	7.0
High Yield Fixed Income	7.8
Emerging Market Equities	8.8
International Developed Market Equities	13.9
Investment Grade Fixed Income	20.2
U.S. Large Cap Equities	32.4

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the SSGA Growth ETF Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$40	0.36%

Management Discussion of Portfolio Performance

The Portfolio underperformed the MSCI All Country World Index over the 12-month period ending December 31, 2025. In 2025, the U.S. economy showed gradual progress on inflation while price levels remained above the U.S. Federal Reserve’s preferred range. The U.S. Federal Reserve responded by easing policy later in the year, adjusting its approach as tariff-related uncertainty persisted. Strong corporate earnings supported by advances in artificial intelligence and increased demand for data center capacity helped maintain solid equity market performance. Despite ongoing inflation, the global economy showed resilience and solid corporate profitability helped sustain confidence in U.S. financial markets even as growth slowed.

Top Contributors:

  Allocation to U.S. and Emerging Market equities.

  Overweight to Gold, supported by technical and fundamental factors in its quantitative framework.

Top Detractors:

  Out of benchmark position in U.S. Long Treasuries and Intermediate Corporate bonds.

  Underweight to International developed equities.

  Overweight to broad Commodities.

Portfolio Performance

	Class A $24,954	MSCI All Country World Index $30,302
12/2015	$10,000	$10,000
12/2016	$10,704	$10,786
12/2017	$12,843	$13,372
12/2018	$11,759	$12,113
12/2019	$14,417	$15,335
12/2020	$16,011	$17,828
12/2021	$18,874	$21,133
12/2022	$15,916	$17,252
12/2023	$18,483	$21,082
12/2024	$20,878	$24,769
12/2025	$24,954	$30,302

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
SSGA Growth ETF Portfolio - Class A	19.53%	9.28%	9.58%
MSCI All Country World Index	22.34%	11.19%	11.72%

Key Fund Statistics

Total Net Assets	$757,364,420
# of Portfolio Investments	31
Portfolio Turnover Rate	103%
Total Advisory Fees Paid	$2,347,526

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

State Street SPDR S&P 500 ETF Trust	23.2
iShares Core S&P 500 ETF	17.4
State Street SPDR Portfolio Developed World ex-U.S. ETF	16.6
iShares Core MSCI Emerging Markets ETF	11.3
iShares Core S&P Small-Cap ETF	6.2
iShares Core S&P Mid-Cap ETF	4.2
SPDR Gold Shares	4.2
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	3.4
iShares 20+ Year Treasury Bond ETF	3.0
Schwab International Small-Cap Equity ETF	3.0

Asset Allocation

Value	Value
Investment Grade Fixed Income	3.5
U.S. Mid Cap Equities	4.2
High Yield Fixed Income	4.5
U.S. Small Cap Equities	6.2
Commodities	7.6
Emerging Market Equities	11.3
International Developed Market Equities	19.6
U.S. Large Cap Equities	40.6

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the SSGA Growth ETF Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$67	0.61%

Management Discussion of Portfolio Performance

The Portfolio underperformed the MSCI All Country World Index over the 12-month period ending December 31, 2025. In 2025, the U.S. economy showed gradual progress on inflation while price levels remained above the U.S. Federal Reserve’s preferred range. The U.S. Federal Reserve responded by easing policy later in the year, adjusting its approach as tariff-related uncertainty persisted. Strong corporate earnings supported by advances in artificial intelligence and increased demand for data center capacity helped maintain solid equity market performance. Despite ongoing inflation, the global economy showed resilience and solid corporate profitability helped sustain confidence in U.S. financial markets even as growth slowed.

Top Contributors:

  Allocation to U.S. and Emerging Market equities.

  Overweight to Gold, supported by technical and fundamental factors in its quantitative framework.

Top Detractors:

  Out of benchmark position in U.S. Long Treasuries and Intermediate Corporate bonds.

  Underweight to International developed equities.

  Overweight to broad Commodities.

Portfolio Performance

	Class B $24,354	MSCI All Country World Index $30,302
12/2015	$10,000	$10,000
12/2016	$10,688	$10,786
12/2017	$12,786	$13,372
12/2018	$11,668	$12,113
12/2019	$14,287	$15,335
12/2020	$15,823	$17,828
12/2021	$18,608	$21,133
12/2022	$15,654	$17,252
12/2023	$18,120	$21,082
12/2024	$20,426	$24,769
12/2025	$24,354	$30,302

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
SSGA Growth ETF Portfolio - Class B	19.23%	9.01%	9.31%
MSCI All Country World Index	22.34%	11.19%	11.72%

Key Fund Statistics

Total Net Assets	$757,364,420
# of Portfolio Investments	31
Portfolio Turnover Rate	103%
Total Advisory Fees Paid	$2,347,526

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

State Street SPDR S&P 500 ETF Trust	23.2
iShares Core S&P 500 ETF	17.4
State Street SPDR Portfolio Developed World ex-U.S. ETF	16.6
iShares Core MSCI Emerging Markets ETF	11.3
iShares Core S&P Small-Cap ETF	6.2
iShares Core S&P Mid-Cap ETF	4.2
SPDR Gold Shares	4.2
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	3.4
iShares 20+ Year Treasury Bond ETF	3.0
Schwab International Small-Cap Equity ETF	3.0

Asset Allocation

Value	Value
Investment Grade Fixed Income	3.5
U.S. Mid Cap Equities	4.2
High Yield Fixed Income	4.5
U.S. Small Cap Equities	6.2
Commodities	7.6
Emerging Market Equities	11.3
International Developed Market Equities	19.6
U.S. Large Cap Equities	40.6

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio: Class E

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the SSGA Growth ETF Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$56	0.51%

Management Discussion of Portfolio Performance

The Portfolio underperformed the MSCI All Country World Index over the 12-month period ending December 31, 2025. In 2025, the U.S. economy showed gradual progress on inflation while price levels remained above the U.S. Federal Reserve’s preferred range. The U.S. Federal Reserve responded by easing policy later in the year, adjusting its approach as tariff-related uncertainty persisted. Strong corporate earnings supported by advances in artificial intelligence and increased demand for data center capacity helped maintain solid equity market performance. Despite ongoing inflation, the global economy showed resilience and solid corporate profitability helped sustain confidence in U.S. financial markets even as growth slowed.

Top Contributors:

  Allocation to U.S. and Emerging Market equities.

  Overweight to Gold, supported by technical and fundamental factors in its quantitative framework.

Top Detractors:

  Out of benchmark position in U.S. Long Treasuries and Intermediate Corporate bonds.

  Underweight to International developed equities.

  Overweight to broad Commodities.

Portfolio Performance

	Class E $24,580	MSCI All Country World Index $30,302
12/2015	$10,000	$10,000
12/2016	$10,690	$10,786
12/2017	$12,807	$13,372
12/2018	$11,702	$12,113
12/2019	$14,339	$15,335
12/2020	$15,892	$17,828
12/2021	$18,713	$21,133
12/2022	$15,760	$17,252
12/2023	$18,270	$21,082
12/2024	$20,605	$24,769
12/2025	$24,580	$30,302

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
SSGA Growth ETF Portfolio - Class E	19.29%	9.11%	9.41%
MSCI All Country World Index	22.34%	11.19%	11.72%

Key Fund Statistics

Total Net Assets	$757,364,420
# of Portfolio Investments	31
Portfolio Turnover Rate	103%
Total Advisory Fees Paid	$2,347,526

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Holdings

State Street SPDR S&P 500 ETF Trust	23.2
iShares Core S&P 500 ETF	17.4
State Street SPDR Portfolio Developed World ex-U.S. ETF	16.6
iShares Core MSCI Emerging Markets ETF	11.3
iShares Core S&P Small-Cap ETF	6.2
iShares Core S&P Mid-Cap ETF	4.2
SPDR Gold Shares	4.2
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	3.4
iShares 20+ Year Treasury Bond ETF	3.0
Schwab International Small-Cap Equity ETF	3.0

Asset Allocation

Value	Value
Investment Grade Fixed Income	3.5
U.S. Mid Cap Equities	4.2
High Yield Fixed Income	4.5
U.S. Small Cap Equities	6.2
Commodities	7.6
Emerging Market Equities	11.3
International Developed Market Equities	19.6
U.S. Large Cap Equities	40.6

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the T. Rowe Price Large Cap Value Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$55	0.52%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell 1000 Value Index over the 12-month period ending December 31, 2025. U.S. equities rose in 2025, rebounding from early tariff concerns after a temporary implementation pause that allowed for improved trade negotiations. Favorable corporate earnings, investor interest in artificial intelligence and high-growth companies, supportive tax legislation, and U.S. Federal Reserve interest rate cuts contributed to sustained market strength despite persistent elevated inflation throughout the year.

Top Contributors:

  Stock selection in Financials led contributors to relative performance. Shares of Citigroup rebounded from April lows, supported by rising net interest income, strong capital markets results, and optimism surrounding the business’s restructuring efforts. Better-than-feared consumer credit trends also contributed to gains.

  Stock selection in Industrials and Business Services also added value. GE Aerospace shares rose over the year as robust commercial aviation demand drove strong financial results and consistent guidance raises. Solid aftermarket services, operational improvements, and a substantial order backlog aided revenue visibility, with increased share buybacks and dividends further supporting investor confidence.

Top Detractors:

  Stock selection in Health Care detracted from relative performance. Shares of Zimmer Biomet Holdings were pressured by a series of underwhelming quarterly results, which reflected tariff headwinds, missed revenue estimates, reduced annual guidance, and operational strains from the cancellation of international distributor orders. Competitive pressures in its core Hip and Knee segments exacerbated underperformance.

  Stock selection in Consumer Staples also hindered results. Shares of Kenvue declined amid operational challenges alongside regulatory concerns after U.S. health officials linked prenatal acetaminophen use to increased autism risk, reigniting litigation fears. While medical rebuttals sparked a partial recovery, a U.K. talc-related class action lawsuit renewed downward pressure.

Portfolio Performance

	Class A $26,802	Russell 3000 Index $38,012	Russell 1000 Value Index $27,213
12/2015	$10,000	$10,000	$10,000
12/2016	$11,620	$11,274	$11,734
12/2017	$13,627	$13,656	$13,337
12/2018	$12,407	$12,940	$12,235
12/2019	$15,734	$16,954	$15,482
12/2020	$16,229	$20,495	$15,915
12/2021	$20,497	$25,754	$19,919
12/2022	$19,495	$20,808	$18,418
12/2023	$21,426	$26,209	$20,529
12/2024	$23,862	$32,448	$23,478
12/2025	$26,802	$38,012	$27,213

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
T. Rowe Price Large Cap Value Portfolio - Class A	12.32%	10.55%	10.36%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 1000 Value Index	15.91%	11.33%	10.53%

Key Fund Statistics

Total Net Assets	$2,509,688,174
# of Portfolio Investments	112
Portfolio Turnover Rate	40%
Total Advisory Fees Paid	$12,408,542

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Alphabet, Inc.	4.4
Bank of America Corp.	4.3
Charles Schwab Corp.	3.1
ConocoPhillips	2.5
Chubb Ltd.	2.4
Elevance Health, Inc.	2.4
CSX Corp.	2.3
Procter & Gamble Co.	2.2
Amazon.com, Inc.	2.2
U.S. Bancorp	2.0

Top 10 Sectors

Value	Value
Materials	3.6
Utilities	4.5
Consumer Discretionary	4.6
Consumer Staples	6.7
Communication Services	7.6
Energy	7.6
Information Technology	12.3
Health Care	13.4
Industrials	13.6
Financials	22.0

Top Countries

Value	Value
Switzerland	0.3
United Kingdom	0.9
Germany	1.1
France	1.1
South Korea	1.7
United States	94.3

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the T. Rowe Price Large Cap Value Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$82	0.77%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell 1000 Value Index over the 12-month period ending December 31, 2025. U.S. equities rose in 2025, rebounding from early tariff concerns after a temporary implementation pause that allowed for improved trade negotiations. Favorable corporate earnings, investor interest in artificial intelligence and high-growth companies, supportive tax legislation, and U.S. Federal Reserve interest rate cuts contributed to sustained market strength despite persistent elevated inflation throughout the year.

Top Contributors:

  Stock selection in Financials led contributors to relative performance. Shares of Citigroup rebounded from April lows, supported by rising net interest income, strong capital markets results, and optimism surrounding the business’s restructuring efforts. Better-than-feared consumer credit trends also contributed to gains.

  Stock selection in Industrials and Business Services also added value. GE Aerospace shares rose over the year as robust commercial aviation demand drove strong financial results and consistent guidance raises. Solid aftermarket services, operational improvements, and a substantial order backlog aided revenue visibility, with increased share buybacks and dividends further supporting investor confidence.

Top Detractors:

  Stock selection in Health Care detracted from relative performance. Shares of Zimmer Biomet Holdings were pressured by a series of underwhelming quarterly results, which reflected tariff headwinds, missed revenue estimates, reduced annual guidance, and operational strains from the cancellation of international distributor orders. Competitive pressures in its core Hip and Knee segments exacerbated underperformance.

  Stock selection in Consumer Staples also hindered results. Shares of Kenvue declined amid operational challenges alongside regulatory concerns after U.S. health officials linked prenatal acetaminophen use to increased autism risk, reigniting litigation fears. While medical rebuttals sparked a partial recovery, a U.K. talc-related class action lawsuit renewed downward pressure.

Portfolio Performance

	Class B $26,148	Russell 3000 Index $38,012	Russell 1000 Value Index $27,213
12/2015	$10,000	$10,000	$10,000
12/2016	$11,594	$11,274	$11,734
12/2017	$13,559	$13,656	$13,337
12/2018	$12,318	$12,940	$12,235
12/2019	$15,584	$16,954	$15,482
12/2020	$16,031	$20,495	$15,915
12/2021	$20,195	$25,754	$19,919
12/2022	$19,155	$20,808	$18,418
12/2023	$21,002	$26,209	$20,529
12/2024	$23,335	$32,448	$23,478
12/2025	$26,148	$38,012	$27,213

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
T. Rowe Price Large Cap Value Portfolio - Class B	12.05%	10.28%	10.09%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 1000 Value Index	15.91%	11.33%	10.53%

Key Fund Statistics

Total Net Assets	$2,509,688,174
# of Portfolio Investments	112
Portfolio Turnover Rate	40%
Total Advisory Fees Paid	$12,408,542

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Alphabet, Inc.	4.4
Bank of America Corp.	4.3
Charles Schwab Corp.	3.1
ConocoPhillips	2.5
Chubb Ltd.	2.4
Elevance Health, Inc.	2.4
CSX Corp.	2.3
Procter & Gamble Co.	2.2
Amazon.com, Inc.	2.2
U.S. Bancorp	2.0

Top 10 Sectors

Value	Value
Materials	3.6
Utilities	4.5
Consumer Discretionary	4.6
Consumer Staples	6.7
Communication Services	7.6
Energy	7.6
Information Technology	12.3
Health Care	13.4
Industrials	13.6
Financials	22.0

Top Countries

Value	Value
Switzerland	0.3
United Kingdom	0.9
Germany	1.1
France	1.1
South Korea	1.7
United States	94.3

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio: Class E

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the T. Rowe Price Large Cap Value Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$71	0.67%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell 1000 Value Index over the 12-month period ending December 31, 2025. U.S. equities rose in 2025, rebounding from early tariff concerns after a temporary implementation pause that allowed for improved trade negotiations. Favorable corporate earnings, investor interest in artificial intelligence and high-growth companies, supportive tax legislation, and U.S. Federal Reserve interest rate cuts contributed to sustained market strength despite persistent elevated inflation throughout the year.

Top Contributors:

  Stock selection in Financials led contributors to relative performance. Shares of Citigroup rebounded from April lows, supported by rising net interest income, strong capital markets results, and optimism surrounding the business’s restructuring efforts. Better-than-feared consumer credit trends also contributed to gains.

  Stock selection in Industrials and Business Services also added value. GE Aerospace shares rose over the year as robust commercial aviation demand drove strong financial results and consistent guidance raises. Solid aftermarket services, operational improvements, and a substantial order backlog aided revenue visibility, with increased share buybacks and dividends further supporting investor confidence.

Top Detractors:

  Stock selection in Health Care detracted from relative performance. Shares of Zimmer Biomet Holdings were pressured by a series of underwhelming quarterly results, which reflected tariff headwinds, missed revenue estimates, reduced annual guidance, and operational strains from the cancellation of international distributor orders. Competitive pressures in its core Hip and Knee segments exacerbated underperformance.

  Stock selection in Consumer Staples also hindered results. Shares of Kenvue declined amid operational challenges alongside regulatory concerns after U.S. health officials linked prenatal acetaminophen use to increased autism risk, reigniting litigation fears. While medical rebuttals sparked a partial recovery, a U.K. talc-related class action lawsuit renewed downward pressure.

Portfolio Performance

	Class E $26,408	Russell 3000 Index $38,012	Russell 1000 Value Index $27,213
12/2015	$10,000	$10,000	$10,000
12/2016	$11,606	$11,274	$11,734
12/2017	$13,587	$13,656	$13,337
12/2018	$12,356	$12,940	$12,235
12/2019	$15,644	$16,954	$15,482
12/2020	$16,113	$20,495	$15,915
12/2021	$20,322	$25,754	$19,919
12/2022	$19,290	$20,808	$18,418
12/2023	$21,177	$26,209	$20,529
12/2024	$23,545	$32,448	$23,478
12/2025	$26,408	$38,012	$27,213

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
T. Rowe Price Large Cap Value Portfolio - Class E	12.16%	10.39%	10.20%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 1000 Value Index	15.91%	11.33%	10.53%

Key Fund Statistics

Total Net Assets	$2,509,688,174
# of Portfolio Investments	112
Portfolio Turnover Rate	40%
Total Advisory Fees Paid	$12,408,542

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Alphabet, Inc.	4.4
Bank of America Corp.	4.3
Charles Schwab Corp.	3.1
ConocoPhillips	2.5
Chubb Ltd.	2.4
Elevance Health, Inc.	2.4
CSX Corp.	2.3
Procter & Gamble Co.	2.2
Amazon.com, Inc.	2.2
U.S. Bancorp	2.0

Top 10 Sectors

Value	Value
Materials	3.6
Utilities	4.5
Consumer Discretionary	4.6
Consumer Staples	6.7
Communication Services	7.6
Energy	7.6
Information Technology	12.3
Health Care	13.4
Industrials	13.6
Financials	22.0

Top Countries

Value	Value
Switzerland	0.3
United Kingdom	0.9
Germany	1.1
France	1.1
South Korea	1.7
United States	94.3

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the T. Rowe Price Mid Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$67	0.66%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell Midcap Growth Index for the 12-month period ended December 31, 2025. After a challenging start to 2025, the market weathered concerns about tariffs, the economy, global conflicts, the longest federal government shutdown in U.S. history, and heightened valuations among artificial intelligence-related companies.  Within the mid-cap space, growth stocks lagged value counterparts. Within the Russell Midcap Growth Index, speculative factors performed best.

Top Contributors:

  Versus the Russell Midcap Growth Index, the leading contributor to relative performance was stock selection in Consumer Staples.

  Shares of Dollar Tree advanced, aided by the announcement of the divestiture of the struggling Family Dollar business.

  Stock selection in Energy, notably the Portfolio's holding in global offshore oil field service and equipment company, TechnipFMP, also added value.

Top Detractors:

  On the negative side, the leading detractor from relative performance was stock selection in Health Care.

  Shares of medical device manufacturing company, Teleflex, declined as investors took in announcements including a tax-free spin of a portion of its business and the retirement of its CFO.

  Stock selection in Industrials and Business Services also weighed on relative results. The Portfolio's stake in human capital management software vendor, Paylocity, was a notable detractor in the sector, in addition to avoiding several names in the space with more speculative characteristics that had strong results.

Portfolio Performance

	Class A $26,056	Russell 3000 Index $38,012	Russell Midcap Growth Index $32,448
12/2015	$10,000	$10,000	$10,000
12/2016	$10,652	$11,274	$10,733
12/2017	$13,329	$13,656	$13,445
12/2018	$13,061	$12,940	$12,806
12/2019	$17,164	$16,954	$17,348
12/2020	$21,336	$20,495	$23,522
12/2021	$24,567	$25,754	$26,516
12/2022	$19,081	$20,808	$19,431
12/2023	$22,918	$26,209	$24,457
12/2024	$25,116	$32,448	$29,863
12/2025	$26,056	$38,012	$32,448

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
T. Rowe Price Mid Cap Growth Portfolio - Class A	3.75%	4.08%	10.05%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell Midcap Growth Index	8.66%	6.65%	12.49%

Key Fund Statistics

Total Net Assets	$1,140,449,814
# of Portfolio Investments	162
Portfolio Turnover Rate	37%
Total Advisory Fees Paid	$7,311,644

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Hilton Worldwide Holdings, Inc.	2.4
Agilent Technologies, Inc.	2.1
PTC, Inc.	2.0
Yum! Brands, Inc.	1.9
Lattice Semiconductor Corp.	1.9
Mettler-Toledo International, Inc.	1.8
Assurant, Inc.	1.7
Viking Holdings Ltd.	1.7
Tyler Technologies, Inc.	1.6
Liberty Media Corp.-Liberty Formula One	1.6

Top 10 Sectors

Value	Value
Real Estate	0.4
Materials	2.7
Consumer Staples	3.1
Energy	4.1
Communication Services	4.7
Financials	8.3
Industrials	15.0
Consumer Discretionary	18.2
Information Technology	19.2
Health Care	20.9

Top Countries

Value	Value
Cayman Islands	0.1
Canada	0.5
Denmark	0.7
Netherlands	0.7
Switzerland	0.7
Germany	1.1
United Kingdom	1.4
United States	91.4

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the T. Rowe Price Mid Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$93	0.91%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell Midcap Growth Index for the 12-month period ended December 31, 2025. After a challenging start to 2025, the market weathered concerns about tariffs, the economy, global conflicts, the longest federal government shutdown in U.S. history, and heightened valuations among artificial intelligence-related companies.  Within the mid-cap space, growth stocks lagged value counterparts. Within the Russell Midcap Growth Index, speculative factors performed best.

Top Contributors:

  Versus the Russell Midcap Growth Index, the leading contributor to relative performance was stock selection in Consumer Staples.

  Shares of Dollar Tree advanced, aided by the announcement of the divestiture of the struggling Family Dollar business.

  Stock selection in Energy, notably the Portfolio's holding in global offshore oil field service and equipment company, TechnipFMP, also added value.

Top Detractors:

  On the negative side, the leading detractor from relative performance was stock selection in Health Care.

  Shares of medical device manufacturing company, Teleflex, declined as investors took in announcements including a tax-free spin of a portion of its business and the retirement of its CFO.

  Stock selection in Industrials and Business Services also weighed on relative results. The Portfolio's stake in human capital management software vendor, Paylocity, was a notable detractor in the sector, in addition to avoiding several names in the space with more speculative characteristics that had strong results.

Portfolio Performance

	Class B $25,399	Russell 3000 Index $38,012	Russell Midcap Growth Index $32,448
12/2015	$10,000	$10,000	$10,000
12/2016	$10,622	$11,274	$10,733
12/2017	$13,250	$13,656	$13,445
12/2018	$12,959	$12,940	$12,806
12/2019	$16,985	$16,954	$17,348
12/2020	$21,048	$20,495	$23,522
12/2021	$24,200	$25,754	$26,516
12/2022	$18,748	$20,808	$19,431
12/2023	$22,468	$26,209	$24,457
12/2024	$24,560	$32,448	$29,863
12/2025	$25,399	$38,012	$32,448

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
T. Rowe Price Mid Cap Growth Portfolio - Class B	3.42%	3.83%	9.77%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell Midcap Growth Index	8.66%	6.65%	12.49%

Key Fund Statistics

Total Net Assets	$1,140,449,814
# of Portfolio Investments	162
Portfolio Turnover Rate	37%
Total Advisory Fees Paid	$7,311,644

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Hilton Worldwide Holdings, Inc.	2.4
Agilent Technologies, Inc.	2.1
PTC, Inc.	2.0
Yum! Brands, Inc.	1.9
Lattice Semiconductor Corp.	1.9
Mettler-Toledo International, Inc.	1.8
Assurant, Inc.	1.7
Viking Holdings Ltd.	1.7
Tyler Technologies, Inc.	1.6
Liberty Media Corp.-Liberty Formula One	1.6

Top 10 Sectors

Value	Value
Real Estate	0.4
Materials	2.7
Consumer Staples	3.1
Energy	4.1
Communication Services	4.7
Financials	8.3
Industrials	15.0
Consumer Discretionary	18.2
Information Technology	19.2
Health Care	20.9

Top Countries

Value	Value
Cayman Islands	0.1
Canada	0.5
Denmark	0.7
Netherlands	0.7
Switzerland	0.7
Germany	1.1
United Kingdom	1.4
United States	91.4

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio: Class E

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the T. Rowe Price Mid Cap Growth Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$82	0.81%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell Midcap Growth Index for the 12-month period ended December 31, 2025. After a challenging start to 2025, the market weathered concerns about tariffs, the economy, global conflicts, the longest federal government shutdown in U.S. history, and heightened valuations among artificial intelligence-related companies.  Within the mid-cap space, growth stocks lagged value counterparts. Within the Russell Midcap Growth Index, speculative factors performed best.

Top Contributors:

  Versus the Russell Midcap Growth Index, the leading contributor to relative performance was stock selection in Consumer Staples.

  Shares of Dollar Tree advanced, aided by the announcement of the divestiture of the struggling Family Dollar business.

  Stock selection in Energy, notably the Portfolio's holding in global offshore oil field service and equipment company, TechnipFMP, also added value.

Top Detractors:

  On the negative side, the leading detractor from relative performance was stock selection in Health Care.

  Shares of medical device manufacturing company, Teleflex, declined as investors took in announcements including a tax-free spin of a portion of its business and the retirement of its CFO.

  Stock selection in Industrials and Business Services also weighed on relative results. The Portfolio's stake in human capital management software vendor, Paylocity, was a notable detractor in the sector, in addition to avoiding several names in the space with more speculative characteristics that had strong results.

Portfolio Performance

	Class E $25,663	Russell 3000 Index $38,012	Russell Midcap Growth Index $32,448
12/2015	$10,000	$10,000	$10,000
12/2016	$10,636	$11,274	$10,733
12/2017	$13,279	$13,656	$13,445
12/2018	$12,998	$12,940	$12,806
12/2019	$17,067	$16,954	$17,348
12/2020	$21,178	$20,495	$23,522
12/2021	$24,351	$25,754	$26,516
12/2022	$18,871	$20,808	$19,431
12/2023	$22,648	$26,209	$24,457
12/2024	$24,765	$32,448	$29,863
12/2025	$25,663	$38,012	$32,448

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
T. Rowe Price Mid Cap Growth Portfolio - Class E	3.62%	3.92%	9.88%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell Midcap Growth Index	8.66%	6.65%	12.49%

Key Fund Statistics

Total Net Assets	$1,140,449,814
# of Portfolio Investments	162
Portfolio Turnover Rate	37%
Total Advisory Fees Paid	$7,311,644

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Hilton Worldwide Holdings, Inc.	2.4
Agilent Technologies, Inc.	2.1
PTC, Inc.	2.0
Yum! Brands, Inc.	1.9
Lattice Semiconductor Corp.	1.9
Mettler-Toledo International, Inc.	1.8
Assurant, Inc.	1.7
Viking Holdings Ltd.	1.7
Tyler Technologies, Inc.	1.6
Liberty Media Corp.-Liberty Formula One	1.6

Top 10 Sectors

Value	Value
Real Estate	0.4
Materials	2.7
Consumer Staples	3.1
Energy	4.1
Communication Services	4.7
Financials	8.3
Industrials	15.0
Consumer Discretionary	18.2
Information Technology	19.2
Health Care	20.9

Top Countries

Value	Value
Cayman Islands	0.1
Canada	0.5
Denmark	0.7
Netherlands	0.7
Switzerland	0.7
Germany	1.1
United Kingdom	1.4
United States	91.4

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the TCW Core Fixed Income Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$48	0.46%

Management Discussion of Portfolio Performance

The Portfolio  outperformed the Bloomberg U.S. Aggregate Bond Index over the 12‑month period ending December 31, 2025. As the U.S. Federal Reserve cut interest rates throughout the year, short and intermediate parts of the yield curve fell by more than long end rates, which contributed to a steeper Treasury curve. With that, interest rate volatility moderated and benefitted Agency Mortgage-Backed Securities ("MBS"), a sector that saw 171 basis points of excess returns over comparable Treasuries. Meanwhile, investment grade and high yield corporate sectors went through various periods of volatility, especially during April, but ultimately bested comparable Treasuries by 126 and 260 basis points, respectively.

Top Contributors:

  A longer than index duration position and emphasis on the 2‑ and 5-Year tenors rewarded relative performance as the curve steepened with short and intermediate maturities outperforming the long end.

  A sizeable overweight to securitized sectors boosted relative performance, particularly Agency MBS, which was one of the top-performing fixed income sectors as interest rate volatility moderated and nominal spreads tightened meaningfully.

  Favorable issue selection among Asset-Backed Securities and Commercial Mortgage-Backed Securities contributed positively, reflecting a focus on higher‑quality cash‑flow profiles and structures with attractive carry and convexity. Additionally, corporate issue selection was positive as additions made amid early year volatility were subsequently trimmed at attractive levels to capture gains.

Top Detractors:

  The Portfolio maintained an underweight to Investment Grade credit given historically tight spread levels. Although this underweight insulated Portfolio returns during the selloff in April, the position resulted in a small headwind for the full year period as spreads continued to grind tighter.

  The Portfolio's underweight to government‑related debt, particularly non-U.S. Sovereigns, detracted as the sector drove index performance for the year with 477 basis points of excess return versus duration-matched Treasuries.

Portfolio Performance

	Class A $12,272	Bloomberg U.S. Aggregate Bond Index $12,199
05/2015	$10,000	$10,000
12/2016	$10,233	$10,265
12/2017	$10,558	$10,628
12/2018	$10,582	$10,630
12/2019	$11,497	$11,556
12/2020	$12,594	$12,424
12/2021	$12,443	$12,232
12/2022	$10,686	$10,641
12/2023	$11,319	$11,229
12/2024	$11,411	$11,369
12/2025	$12,272	$12,199

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
TCW Core Fixed Income Portfolio - Class A	7.55%	(0.52%)	2.07%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%

Key Fund Statistics

Total Net Assets	$1,303,365,949
# of Portfolio Investments	434
Portfolio Turnover Rate	461%
Total Advisory Fees Paid	$5,476,558

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Notes	23.6
Federal National Mortgage Association	12.1
Federal Home Loan Mortgage Corp.	8.4
U.S. Treasury Bonds	7.1
Uniform Mortgage-Backed Security, TBA	5.3
Government National Mortgage Association, TBA	4.4
Government National Mortgage Association	2.9
CIM Trust	1.4
JP Morgan Mortgage Trust	1.0
JPMorgan Chase & Co.	0.9

Asset Allocation

Value	Value
Foreign Government	0.1
Municipals	0.8
Short-Term Investments	7.9
Asset-Backed Securities	8.9
Non-Agency Mortgage-Backed Securities	10.4
Corporate Bonds & Notes	17.0
U.S. Treasury & Government Agencies	30.7
Agency Sponsored Mortgage-Backed Securities	34.4

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the TCW Core Fixed Income Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$73	0.71%

Management Discussion of Portfolio Performance

The Portfolio  outperformed the Bloomberg U.S. Aggregate Bond Index over the 12‑month period ending December 31, 2025. As the U.S. Federal Reserve cut interest rates throughout the year, short and intermediate parts of the yield curve fell by more than long end rates, which contributed to a steeper Treasury curve. With that, interest rate volatility moderated and benefitted Agency Mortgage-Backed Securities ("MBS"), a sector that saw 171 basis points of excess returns over comparable Treasuries. Meanwhile, investment grade and high yield corporate sectors went through various periods of volatility, especially during April, but ultimately bested comparable Treasuries by 126 and 260 basis points, respectively.

Top Contributors:

  A longer than index duration position and emphasis on the 2‑ and 5-Year tenors rewarded relative performance as the curve steepened with short and intermediate maturities outperforming the long end.

  A sizeable overweight to securitized sectors boosted relative performance, particularly Agency MBS, which was one of the top-performing fixed income sectors as interest rate volatility moderated and nominal spreads tightened meaningfully.

  Favorable issue selection among Asset-Backed Securities and Commercial Mortgage-Backed Securities contributed positively, reflecting a focus on higher‑quality cash‑flow profiles and structures with attractive carry and convexity. Additionally, corporate issue selection was positive as additions made amid early year volatility were subsequently trimmed at attractive levels to capture gains.

Top Detractors:

  The Portfolio maintained an underweight to Investment Grade credit given historically tight spread levels. Although this underweight insulated Portfolio returns during the selloff in April, the position resulted in a small headwind for the full year period as spreads continued to grind tighter.

  The Portfolio's underweight to government‑related debt, particularly non-U.S. Sovereigns, detracted as the sector drove index performance for the year with 477 basis points of excess return versus duration-matched Treasuries.

Portfolio Performance

	Class B $11,938	Bloomberg U.S. Aggregate Bond Index $12,199
05/2015	$10,000	$10,000
12/2016	$10,221	$10,265
12/2017	$10,509	$10,628
12/2018	$10,516	$10,630
12/2019	$11,398	$11,556
12/2020	$12,439	$12,424
12/2021	$12,272	$12,232
12/2022	$10,509	$10,641
12/2023	$11,098	$11,229
12/2024	$11,177	$11,369
12/2025	$11,938	$12,199

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
TCW Core Fixed Income Portfolio - Class B	6.82%	(0.82%)	1.79%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%

Key Fund Statistics

Total Net Assets	$1,303,365,949
# of Portfolio Investments	434
Portfolio Turnover Rate	461%
Total Advisory Fees Paid	$5,476,558

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

U.S. Treasury Notes	23.6
Federal National Mortgage Association	12.1
Federal Home Loan Mortgage Corp.	8.4
U.S. Treasury Bonds	7.1
Uniform Mortgage-Backed Security, TBA	5.3
Government National Mortgage Association, TBA	4.4
Government National Mortgage Association	2.9
CIM Trust	1.4
JP Morgan Mortgage Trust	1.0
JPMorgan Chase & Co.	0.9

Asset Allocation

Value	Value
Foreign Government	0.1
Municipals	0.8
Short-Term Investments	7.9
Asset-Backed Securities	8.9
Non-Agency Mortgage-Backed Securities	10.4
Corporate Bonds & Notes	17.0
U.S. Treasury & Government Agencies	30.7
Agency Sponsored Mortgage-Backed Securities	34.4

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio: Class A

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Victory Sycamore Mid Cap Value Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$61	0.60%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell Midcap® Value Index over the 12-month period ending December 31, 2025. Both sector allocation and stock selection detracted from relative return, with stock selection having a larger impact on relative underperformance for the period. Given the valuation-centric fundamental investment approach, the outperformance of momentum stocks during the period created a stylistic headwind for the Portfolio.

Top Contributors:

  Franco-Nevada Corp., one of the world’s largest royalty and streaming businesses, provides investors leverage to rising gold prices. With gold appreciating over 64% in 2025, the company was a clear beneficiary.

  MKS, Inc. shares rallied following strong results in Q2 and Q3 driven by a NAND memory upgrade cycle and strength in its Electronics and Packaging business. The company is benefiting from its leading market share in the recovering semiconductor and electronics markets.

  Expedia Group, Inc. outperformed despite sluggish U.S. travel expectations. Its VRBO and Hotels.com bookings also showed strong improvement. Cost discipline and operating leverage drove EBITDA margin expansion and prompted management to raise full-year guidance again.

Top Detractors:

  Globant SA declined amid macro, tariff, and geopolitical uncertainty that weighed on Latin America–exposed equities, compounded by rising concerns that generative artificial intelligence would pressure demand, shorten project durations, and weigh on margins for the company’s IT services.

  Westlake Corp. underperformed as both Housing & Infrastructure Products and Performance & Essential Materials segments faced margin pressures from unfavorable mix, global oversupply, and weak demand, leaving shares pressured despite cost actions and attractive valuation.

  Zebra Technologies Corp., despite having solid long-term fundamentals, lagged due to tariff impacts, cautious customer spending, and disappointing guidance reflecting weakening core business demand.

Portfolio Performance

	Class A $25,602	Russell 3000 Index $38,012	Russell Midcap Value Index $25,421
12/2015	$10,000	$10,000	$10,000
12/2016	$11,578	$11,274	$12,000
12/2017	$12,709	$13,656	$13,601
12/2018	$11,444	$12,940	$11,930
12/2019	$14,804	$16,954	$15,158
12/2020	$15,969	$20,495	$15,910
12/2021	$21,100	$25,754	$20,419
12/2022	$20,583	$20,808	$17,962
12/2023	$22,683	$26,209	$20,246
12/2024	$24,975	$32,448	$22,892
12/2025	$25,602	$38,012	$25,421

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Victory Sycamore Mid Cap Value Portfolio - Class A	2.51%	9.90%	9.86%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell Midcap Value Index	11.05%	9.83%	9.78%

Key Fund Statistics

Total Net Assets	$840,832,868
# of Portfolio Investments	106
Portfolio Turnover Rate	57%
Total Advisory Fees Paid	$4,830,224

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Alliant Energy Corp.	2.4
Packaging Corp. of America	2.1
Labcorp Holdings, Inc.	1.9
Hologic, Inc.	1.9
Willis Towers Watson PLC	1.9
Expedia Group, Inc.	1.8
Lincoln Electric Holdings, Inc.	1.8
Lamar Advertising Co.	1.8
Keysight Technologies, Inc.	1.8
Hartford Insurance Group, Inc.	1.8

Top 10 Sectors

Value	Value
Utilities	5.7
Energy	5.9
Real Estate	6.6
Consumer Staples	7.1
Health Care	8.2
Information Technology	10.0
Materials	10.2
Consumer Discretionary	11.8
Financials	13.1
Industrials	18.8

Top Countries

Value	Value
Canada	1.2
Israel	1.3
United States	95.0

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Victory Sycamore Mid Cap Value Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$86	0.85%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell Midcap® Value Index over the 12-month period ending December 31, 2025. Both sector allocation and stock selection detracted from relative return, with stock selection having a larger impact on relative underperformance for the period. Given the valuation-centric fundamental investment approach, the outperformance of momentum stocks during the period created a stylistic headwind for the Portfolio.

Top Contributors:

  Franco-Nevada Corp., one of the world’s largest royalty and streaming businesses, provides investors leverage to rising gold prices. With gold appreciating over 64% in 2025, the company was a clear beneficiary.

  MKS, Inc. shares rallied following strong results in Q2 and Q3 driven by a NAND memory upgrade cycle and strength in its Electronics and Packaging business. The company is benefiting from its leading market share in the recovering semiconductor and electronics markets.

  Expedia Group, Inc. outperformed despite sluggish U.S. travel expectations. Its VRBO and Hotels.com bookings also showed strong improvement. Cost discipline and operating leverage drove EBITDA margin expansion and prompted management to raise full-year guidance again.

Top Detractors:

  Globant SA declined amid macro, tariff, and geopolitical uncertainty that weighed on Latin America–exposed equities, compounded by rising concerns that generative artificial intelligence would pressure demand, shorten project durations, and weigh on margins for the company’s IT services.

  Westlake Corp. underperformed as both Housing & Infrastructure Products and Performance & Essential Materials segments faced margin pressures from unfavorable mix, global oversupply, and weak demand, leaving shares pressured despite cost actions and attractive valuation.

  Zebra Technologies Corp., despite having solid long-term fundamentals, lagged due to tariff impacts, cautious customer spending, and disappointing guidance reflecting weakening core business demand.

Portfolio Performance

	Class B $24,975	Russell 3000 Index $38,012	Russell Midcap Value Index $25,421
12/2015	$10,000	$10,000	$10,000
12/2016	$11,550	$11,274	$12,000
12/2017	$12,645	$13,656	$13,601
12/2018	$11,362	$12,940	$11,930
12/2019	$14,655	$16,954	$15,158
12/2020	$15,774	$20,495	$15,910
12/2021	$20,790	$25,754	$20,419
12/2022	$20,229	$20,808	$17,962
12/2023	$22,240	$26,209	$20,246
12/2024	$24,415	$32,448	$22,892
12/2025	$24,975	$38,012	$25,421

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Victory Sycamore Mid Cap Value Portfolio - Class B	2.29%	9.62%	9.58%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell Midcap Value Index	11.05%	9.83%	9.78%

Key Fund Statistics

Total Net Assets	$840,832,868
# of Portfolio Investments	106
Portfolio Turnover Rate	57%
Total Advisory Fees Paid	$4,830,224

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Alliant Energy Corp.	2.4
Packaging Corp. of America	2.1
Labcorp Holdings, Inc.	1.9
Hologic, Inc.	1.9
Willis Towers Watson PLC	1.9
Expedia Group, Inc.	1.8
Lincoln Electric Holdings, Inc.	1.8
Lamar Advertising Co.	1.8
Keysight Technologies, Inc.	1.8
Hartford Insurance Group, Inc.	1.8

Top 10 Sectors

Value	Value
Utilities	5.7
Energy	5.9
Real Estate	6.6
Consumer Staples	7.1
Health Care	8.2
Information Technology	10.0
Materials	10.2
Consumer Discretionary	11.8
Financials	13.1
Industrials	18.8

Top Countries

Value	Value
Canada	1.2
Israel	1.3
United States	95.0

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio: Class E

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Victory Sycamore Mid Cap Value Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class E	$76	0.75%

Management Discussion of Portfolio Performance

The Portfolio underperformed the Russell Midcap® Value Index over the 12-month period ending December 31, 2025. Both sector allocation and stock selection detracted from relative return, with stock selection having a larger impact on relative underperformance for the period. Given the valuation-centric fundamental investment approach, the outperformance of momentum stocks during the period created a stylistic headwind for the Portfolio.

Top Contributors:

  Franco-Nevada Corp., one of the world’s largest royalty and streaming businesses, provides investors leverage to rising gold prices. With gold appreciating over 64% in 2025, the company was a clear beneficiary.

  MKS, Inc. shares rallied following strong results in Q2 and Q3 driven by a NAND memory upgrade cycle and strength in its Electronics and Packaging business. The company is benefiting from its leading market share in the recovering semiconductor and electronics markets.

  Expedia Group, Inc. outperformed despite sluggish U.S. travel expectations. Its VRBO and Hotels.com bookings also showed strong improvement. Cost discipline and operating leverage drove EBITDA margin expansion and prompted management to raise full-year guidance again.

Top Detractors:

  Globant SA declined amid macro, tariff, and geopolitical uncertainty that weighed on Latin America–exposed equities, compounded by rising concerns that generative artificial intelligence would pressure demand, shorten project durations, and weigh on margins for the company’s IT services.

  Westlake Corp. underperformed as both Housing & Infrastructure Products and Performance & Essential Materials segments faced margin pressures from unfavorable mix, global oversupply, and weak demand, leaving shares pressured despite cost actions and attractive valuation.

  Zebra Technologies Corp., despite having solid long-term fundamentals, lagged due to tariff impacts, cautious customer spending, and disappointing guidance reflecting weakening core business demand.

Portfolio Performance

	Class E $25,232	Russell 3000 Index $38,012	Russell Midcap Value Index $25,421
12/2015	$10,000	$10,000	$10,000
12/2016	$11,565	$11,274	$12,000
12/2017	$12,674	$13,656	$13,601
12/2018	$11,394	$12,940	$11,930
12/2019	$14,718	$16,954	$15,158
12/2020	$15,854	$20,495	$15,910
12/2021	$20,912	$25,754	$20,419
12/2022	$20,365	$20,808	$17,962
12/2023	$22,411	$26,209	$20,246
12/2024	$24,635	$32,448	$22,892
12/2025	$25,232	$38,012	$25,421

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Victory Sycamore Mid Cap Value Portfolio - Class E	2.42%	9.74%	9.70%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell Midcap Value Index	11.05%	9.83%	9.78%

Key Fund Statistics

Total Net Assets	$840,832,868
# of Portfolio Investments	106
Portfolio Turnover Rate	57%
Total Advisory Fees Paid	$4,830,224

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Equity Holdings

Alliant Energy Corp.	2.4
Packaging Corp. of America	2.1
Labcorp Holdings, Inc.	1.9
Hologic, Inc.	1.9
Willis Towers Watson PLC	1.9
Expedia Group, Inc.	1.8
Lincoln Electric Holdings, Inc.	1.8
Lamar Advertising Co.	1.8
Keysight Technologies, Inc.	1.8
Hartford Insurance Group, Inc.	1.8

Top 10 Sectors

Value	Value
Utilities	5.7
Energy	5.9
Real Estate	6.6
Consumer Staples	7.1
Health Care	8.2
Information Technology	10.0
Materials	10.2
Consumer Discretionary	11.8
Financials	13.1
Industrials	18.8

Top Countries

Value	Value
Canada	1.2
Israel	1.3
United States	95.0

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio: Class B

Annual Shareholder Report - December 31, 2025

This annual shareholder report contains important information about the Western Asset Management Government Income Portfolio (the "Portfolio") for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://dfinview.com/BHFT. You can also request this information by contacting us at 1-888-243-1956.

This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for last year?

This example shows the expenses you would have paid over the reporting period based on a hypothetical $10,000 investment.

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$77	0.74%

Management Discussion of Portfolio Performance

The Portfolio outperformed the Bloomberg U.S. Government Bond Index but slightly underperformed its blended benchmark (40% Bloomberg Treasury 5+ Year, 35% Bloomberg U.S. MBS Index, and 25% Bloomberg U.S. Agency Index) for the 12-month period ended December 31, 2025. In 2025, inflation concerns driven by tariff announcements prompted the U.S. Federal Reserve (the "Fed") to maintain its policy rate throughout the first half of the year. As labor market conditions weakened, the Fed implemented three rate cuts during the latter half of 2025. These actions led to a decline in bond yields and a pronounced steepening of the U.S. Treasury yield curve.

Top Contributors:

  The Portfolio’s rate positioning, including both duration and curve, was the most significant contributor to performance relative to the blended index, as the yield curve bull steepened (short-term rates fell faster than long-term rates).

  Exposure to Government Agency Securities was the second largest driver of outperformance.

  Additionally, the Portfolio’s allocation to emerging market debt contributed positively to performance results.

Top Detractors:

  There were no significant detractors from excess return over the 12-month period.

  While yield curve positioning faced challenges during certain months when the curve flattened, it ultimately contributed positively to performance for the 12-month period.

Portfolio Performance

	Class B $11,279	Bloomberg U.S. Aggregate Bond Index $12,199	Bloomberg U.S. Government Bond Index $11,473
12/2015	$10,000	$10,000	$10,000
12/2016	$10,132	$10,265	$10,105
12/2017	$10,395	$10,628	$10,337
12/2018	$10,388	$10,630	$10,429
12/2019	$11,167	$11,556	$11,141
12/2020	$12,024	$12,424	$12,026
12/2021	$11,787	$12,232	$11,752
12/2022	$10,056	$10,641	$10,304
12/2023	$10,497	$11,229	$10,725
12/2024	$10,521	$11,369	$10,792
12/2025	$11,279	$12,199	$11,473

The chart reflects a hypothetical $10,000 investment in the Portfolio share class compared to the performance of the benchmark indexes. Portfolio performance is calculated including reinvestment of all distributions. Performance numbers are net of all Portfolio expenses but do not include any charges related to the variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. Performance for other share classes will vary. This performance information represents past performance and is not indicative of future results.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Western Asset Management Government Income Portfolio - Class B	7.21%	(1.27%)	1.21%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%
Bloomberg U.S. Government Bond Index	6.31%	(0.94%)	1.38%

Key Fund Statistics

Total Net Assets	$481,705,588
# of Portfolio Investments	784
Portfolio Turnover Rate	155%
Total Advisory Fees Paid	$2,081,919

What did the Portfolio invest in?

The tables below show the investment make up of the Portfolio, representing a percentage of total net assets.

Top 10 Fixed Income Issuers

Federal Home Loan Mortgage Corp.	17.7
U.S. Treasury Bonds	14.3
Federal National Mortgage Association	14.0
Resolution Funding Corp. Principal STRIPS	12.5
Federal Farm Credit Banks Funding Corp.	7.9
Government National Mortgage Association	4.4
Government National Mortgage Association REMICS	3.1
Federal Home Loan Mortgage Corp. STRIPS	2.7
Federal Home Loan Mortgage Corp. REMICS	2.4
Government National Mortgage Association, TBA	2.2

Asset Allocation

Value	Value
Short-Term Investments	0.9
Non-Agency Mortgage-Backed Securities	1.3
Foreign Government	6.2
Agency Sponsored Mortgage-Backed Securities	42.6
U.S. Treasury & Government Agencies	52.4

Material Fund Changes

This is a summary of certain changes to the Portfolio that occurred during the year ended December 31, 2025.

  On November 6, 2025, the parent company of the adviser entered into a merger agreement with affiliates of Aquarian Capital LLC. A new advisory agreement and subadvisory agreement are expected to be the subject of a proxy statement to be filed with the SEC and mailed to shareholders of the Portfolio in 2026.

Additional Information

If you wish to view additional information about the Portfolio, including but not limited to financial statements or holdings, please visit https://dfinview.com/BHFT.

Phone: 1-888-243-1956

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert J. Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2024 and December 31, 2025 were $2,759,222 and $2,712,523, respectively.

(b) Audit-Related Fees

During the fiscal years ended December 31, 2024 and December 31, 2025, Deloitte billed $104,238 and $91,830, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant for Rule 17f-2 security count procedures for select portfolios for the years ended December 31, 2024 and 2025.

(c) Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2024 and December 31, 2025 were $318,050 and $320,050, respectively. Represent fees for services rendered to the registrant for review of tax returns for the fiscal years ended December 31, 2024 and December 31, 2025.

During the fiscal years ended December 31, 2024 and December 31, 2025, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2024 and December 31, 2025 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2024 and December 31, 2025, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2024 and 2025 were $137,630 and $136,434, respectively.

(h) The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committees of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a) Schedules of Investments are included as part of the reports to shareholders filed under Item 7(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are included as part of the Financial Statements filed under Item 7(a) of this Form.

Brighthouse Funds Trust I
Annual Financial Statements
December 31, 2025

Brighthouse Funds Trust I
Table of Contents

Section ASchedule of Investments (Item 6), Financial Statements and Financial Highlights (Item 7)
Glossary of Abbreviations	BHFTI-2
AB Global Dynamic Allocation Portfolio	BHFTI-3
AB International Bond Portfolio	BHFTI-32
Allspring Mid Cap Value Portfolio	BHFTI-51
American Funds® Aggressive Allocation Portfolio	BHFTI-58
American Funds® Balanced Allocation Portfolio	BHFTI-63
American Funds® Growth Portfolio	BHFTI-68
American Funds® Moderate Allocation Portfolio	BHFTI-72
BlackRock Global Tactical Strategies Portfolio	BHFTI-76
BlackRock High Yield Portfolio	BHFTI-85
Brighthouse Asset Allocation 100 Portfolio	BHFTI-116
Brighthouse Balanced Plus Portfolio	BHFTI-122
Brighthouse Small Cap Value Portfolio	BHFTI-132
Brighthouse/Artisan International Portfolio	BHFTI-140
Brighthouse/Eaton Vance Floating Rate Portfolio	BHFTI-146
Brighthouse/Franklin Low Duration Total Return Portfolio	BHFTI-163
Brighthouse/Templeton International Bond Portfolio	BHFTI-187
Brighthouse/Wellington Large Cap Research Portfolio	BHFTI-195
CBRE Global Real Estate Portfolio	BHFTI-205
Harris Oakmark International Portfolio	BHFTI-213
Invesco Balanced-Risk Allocation Portfolio	BHFTI-220
Invesco Comstock Portfolio	BHFTI-229
Invesco Global Equity Portfolio	BHFTI-238
Invesco Small Cap Growth Portfolio	BHFTI-245
JPMorgan Core Bond Portfolio	BHFTI-253
JPMorgan Global Active Allocation Portfolio	BHFTI-272
JPMorgan Small Cap Value Portfolio	BHFTI-303
Loomis Sayles Global Allocation Portfolio	BHFTI-315
Loomis Sayles Growth Portfolio	BHFTI-332
MetLife Multi-Index Targeted Risk Portfolio	BHFTI-339
MFS® Research International Portfolio	BHFTI-345
Morgan Stanley Discovery Portfolio	BHFTI-353
PanAgora Global Diversified Risk Portfolio	BHFTI-363
PIMCO Inflation Protected Bond Portfolio	BHFTI-375
PIMCO Total Return Portfolio	BHFTI-394
Schroders Global Multi-Asset Portfolio	BHFTI-427
SSGA Emerging Markets Enhanced Index Portfolio	BHFTI-450
SSGA Growth and Income ETF Portfolio	BHFTI-462
SSGA Growth ETF Portfolio	BHFTI-469
T. Rowe Price Large Cap Value Portfolio	BHFTI-476
T. Rowe Price Mid Cap Growth Portfolio	BHFTI-485
TCW Core Fixed Income Portfolio	BHFTI-495
Victory Sycamore Mid Cap Value Portfolio	BHFTI-508
Western Asset Management Government Income Portfolio	BHFTI-516
Section BNotes to Financial Statements	BHFTI-527
Section CReport of Independent Registered Public Accounting Firm	BHFTI-555
Section DBoard of Trustees’ Consideration of Advisory and Sub-Advisory Agreements (Item 11)	BHFTI-557
Changes in and Disagreements with Accountants for Open-End Management Investment Companies (Item 8)
Not applicable
Proxy Disclosures for Open-End Management Investment Companies (Item 9)
Not applicable
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies (Item 10)
Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies is included under Statements of Operations in the Financial Statements under Item 7 above.

Brighthouse Funds Trust I
Glossary of Abbreviations

Counterparties

(ANZ)	— Australia & New Zealand Banking Corp.
(BBH)	— Brown Brothers Harriman & Co.
(BBP)	— Barclays Bank PLC
(BNP)	— BNP Paribas SA
(BNY)	— Bank of New York Mellon
(BOA)	— Bank of America NA
(CBNA)	— Citibank NA
(CIBC)	— Canadian Imperial Bank of Commerce
(DBAG)	— Deutsche Bank AG
(GSBU)	— Goldman Sachs Bank USA
(GSI)	— Goldman Sachs International
(HSBC)	— HSBC Bank PLC
(HSBCU)	— HSBC Bank USA
(JPMC)	— JPMorgan Chase Bank NA
(MBL)	— Macquarie Bank Ltd.
(MLI)	— Merrill Lynch International
(MSC)	— Morgan Stanley & Co.
(MSCS)	— Morgan Stanley Capital Services LLC
(MSIP)	— Morgan Stanley & Co. International PLC
(NWM)	— NatWest Markets PLC
(RBC)	— Royal Bank of Canada
(SCB)	— Standard Chartered Bank
(SG)	— Societe Generale Paris
(SSBT)	— State Street Bank and Trust Co.
(UBSA)	— UBS AG
(WBC)	— Westpac Banking Corp.
Currencies

(AUD)	— Australian Dollar
(BRL)	— Brazilian Real
(CAD)	— Canadian Dollar
(CHF)	— Swiss Franc
(CLP)	— Chilean Peso
(CNH)	— Chinese Renminbi
(CNY)	— Chinese Yuan
(COP)	— Colombian Peso
(CZK)	— Czech Koruna
(DKK)	— Danish Krone
(EGP)	— Egypt Pound
(EUR)	— Euro
(GBP)	— British Pound
(GHS)	— Ghanaian Cedi
(HKD)	— Hong Kong Dollar
(HUF)	— Hungarian Forint
(IDR)	— Indonesian Rupiah
(ILS)	— Israeli Shekel
(INR)	— Indian Rupee
(JPY)	— Japanese Yen
(KRW)	— South Korean Won
(MXN)	— Mexican Peso
(MYR)	— Malaysian Ringgit
(NOK)	— Norwegian Krone
(NZD)	— New Zealand Dollar
(PEN)	— Peruvian Nuevo Sol
(PLN)	— Polish Zloty
(RSD)	— Serbian Dinar
(SEK)	— Swedish Krona
(SGD)	— Singapore Dollar
(THB)	— Thai Baht
(TRY)	— Turkish Lira
(TWD)	— Taiwanese New Dollar
(USD)	— United States Dollar
(UYU)	— Uruguay Peso
(ZAR)	— South African Rand
Index Abbreviations

(BBSW)	— Australian 3 Month Bank Bill Rate
(CDI)	— Brazil Interbank Deposit Rate
(CDX.EM)	— Markit Emerging Market CDS Index
(CDX.NA.HY)	— Markit North America High Yield CDS Index
(CDX.NA.IG)	— Markit North America Investment Grade CDS Index
(CNRR)	— China 7 Day Reverse Repo Rates
(CORRA)	— Canadian Overnight Repo Rate Average
(CPALEMU)	— Euro Area All Items Index Non-Seasonally Adjusted
(CPURNSA)	— U.S. Consumer Price for All Urban Consumers Non-Seasonally Adjusted
(ECOFC)	— Enterprise 11th District COFI Replacement Index
(ESTR)	— Euro Short Term Rate
(EURIBOR)	— Euro Interbank Offered Rate
(FRCPXT)	— France Consumer Price ex-Tobacco Index
(H15)	— U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(HICP)	— Harmonized Index of Consumer Prices
(ITRX.AUS)	— Markit iTraxx Australia Index
(MTA)	— Monthly Treasury Average Index
(NZDBB)	— New Zealand Dollar Bank Bill Index
(OBFR)	— U.S. Overnight Bank Funding Rate
(PRIME)	— U.S. Federal Reserve Prime Rate
(RFUCCT)	— Refinitiv USD IBOR Consumer Cash Fallbacks Term
(SOFR)	— Secured Overnight Financing Rate
(SOFR30A)	— Secured Overnight Financing Rate 30-Day Average
(SOFR90A)	— Secured Overnight Financing Rate 90-Day Average
(SONIA)	— Sterling Overnight Interbank Average Rate
(TONA)	— Tokyo Overnight Average Rate
(TSFR)	— Term Secured Overnight Financing Rate
(UKG)	— U.K. Government Bond
(UKRPI)	— United Kingdom Retail Price Index
(UST)	— U.S. Treasury Bill Rate
(USTBMM)	— U.S. Treasury Bill Money Market Yield
Other Abbreviations

(ACES)	— Alternative Credit Enhancement Securities
(ADR)	— American Depositary Receipt
(ARM)	— Adjustable-Rate Mortgage
(CLO)	— Collateralized Loan Obligation
(DAC)	— Designated Activity Company
(ETF)	— Exchange-Traded Fund
(GDR)	— Global Depositary Receipt
(ICE)	— Intercontinental Exchange, Inc.
(IG)	— Investment Grade
(IRS)	— Interest Rate Swap
(MTN)	— Medium-Term Note
(NVDR)	— Non-Voting Depository Receipts
(REIT)	— Real Estate Investment Trust
(REMICS)	— Real Estate Mortgage Investment Conduit
(STACR)	— Structured Agency Credit Risk
BHFTI-2

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—58.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 1.4%
Airbus SE	8,760	$2,031,911
Axon Enterprise, Inc. (a)	830	471,382
BAE Systems PLC	44,297	1,018,345
Boeing Co. (a)	8,235	1,787,983
Dassault Aviation SA	289	92,608
Elbit Systems Ltd.	410	236,419
General Dynamics Corp.	2,666	897,536
General Electric Co.	11,092	3,416,669
Hensoldt AG	937	80,973
Howmet Aerospace, Inc.	4,228	866,825
Huntington Ingalls Industries, Inc.	413	140,449
Kongsberg Gruppen ASA	6,485	166,253
L3Harris Technologies, Inc.	1,967	577,452
Leonardo SpA	5,966	341,766
Lockheed Martin Corp.	2,141	1,035,537
Melrose Industries PLC	18,606	146,385
MTU Aero Engines AG	793	330,774
Northrop Grumman Corp.	1,411	804,566
Rheinmetall AG	678	1,243,250
Rolls-Royce Holdings PLC	124,072	1,928,469
RTX Corp.	14,100	2,585,940
Saab AB - Class B	4,722	274,661
Safran SA	5,308	1,847,083
Singapore Technologies Engineering Ltd.	23,071	150,524
Textron, Inc.	1,853	161,526
Thales SA	1,366	368,957
TransDigm Group, Inc.	592	787,271
		23,791,514
Air Freight & Logistics — 0.2%
CH Robinson Worldwide, Inc.	1,242	199,664
Deutsche Post AG	14,150	775,027
DSV AS	3,012	757,958
Expeditors International of Washington, Inc.	1,409	209,955
FedEx Corp.	2,283	659,467
InPost SA (a)	3,686	45,149
SG Holdings Co. Ltd.	4,226	38,745
United Parcel Service, Inc. - Class B	7,771	770,806
		3,456,771
Automobile Components — 0.1%
Aisin Corp.	7,298	136,486
Aptiv PLC (a)	2,272	172,876
Bridgestone Corp. (b)	16,742	376,593
Cie Generale des Etablissements Michelin SCA	9,884	327,792
Continental AG	1,622	129,485
Denso Corp.	25,734	354,985
Sumitomo Electric Industries Ltd.	10,501	425,175
		1,923,392
Automobiles — 1.2%
Bayerische Motoren Werke AG	4,136	452,216
Ferrari NV	1,858	691,797
Ford Motor Co.	41,156	539,967
General Motors Co.	9,810	797,749
Honda Motor Co. Ltd.	58,247	570,172
Security Description	Shares	Value
Automobiles—(Continued)
Isuzu Motors Ltd.	7,892	$123,032
Mercedes-Benz Group AG	10,645	751,206
Nissan Motor Co. Ltd. (a)	32,761	81,372
Renault SA	2,834	117,325
Stellantis NV	29,725	328,165
Subaru Corp.	8,626	185,261
Suzuki Motor Corp.	23,118	343,347
Tesla, Inc. (a)	29,549	13,288,776
Toyota Motor Corp.	139,342	2,980,779
Yamaha Motor Co. Ltd.	13,482	99,576
		21,350,740
Banks — 3.9%
ABN AMRO Bank NV	8,596	300,044
AIB Group PLC	31,500	338,489
ANZ Group Holdings Ltd.	43,981	1,064,226
Banca Monte dei Paschi di Siena SpA	29,115	309,948
Banco Bilbao Vizcaya Argentaria SA	84,961	1,987,250
Banco BPM SpA	16,751	254,443
Banco Comercial Portugues SA - Class R	111,422	116,759
Banco de Sabadell SA	74,054	290,396
Banco Santander SA	219,435	2,575,035
Bank Hapoalim BM	18,436	417,096
Bank Leumi Le-Israel BM	21,627	476,725
Bank of America Corp.	70,650	3,885,750
Bank of Ireland Group PLC	14,065	269,083
Bankinter SA	9,940	164,587
Banque Cantonale Vaudoise	444	56,164
Barclays PLC	205,832	1,306,632
BNP Paribas SA	14,816	1,401,973
BOC Hong Kong Holdings Ltd.	54,314	274,620
BPER Banca SpA	21,717	293,668
CaixaBank SA	57,441	701,483
Chiba Bank Ltd.	8,293	92,197
Citigroup, Inc.	18,816	2,195,639
Citizens Financial Group, Inc.	4,516	263,780
Commerzbank AG	10,804	457,399
Commonwealth Bank of Australia	24,670	2,637,574
Credit Agricole SA	15,731	322,912
Danske Bank AS	9,847	491,220
DBS Group Holdings Ltd.	31,167	1,364,004
DNB Bank ASA	13,069	363,956
Erste Group Bank AG	4,539	546,085
Fifth Third Bancorp (b)	6,951	325,376
FinecoBank Banca Fineco SpA	9,018	234,189
Hang Seng Bank Ltd.	11,103	218,987
HSBC Holdings PLC	253,769	3,978,540
Huntington Bancshares, Inc.	16,533	286,848
ING Groep NV	44,541	1,252,101
Intesa Sanpaolo SpA	209,966	1,454,203
Israel Discount Bank Ltd. - Class A	18,036	191,534
Japan Post Bank Co. Ltd.	26,257	369,278
JPMorgan Chase & Co.	28,627	9,224,192
KBC Group NV	3,385	439,993
KeyCorp	9,769	201,632
Lloyds Banking Group PLC	872,736	1,150,128
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-3

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Banks—(Continued)
M&T Bank Corp.	1,616	$325,592
Mitsubishi UFJ Financial Group, Inc.	168,578	2,677,069
Mizrahi Tefahot Bank Ltd.	2,271	158,593
Mizuho Financial Group, Inc.	37,002	1,343,606
National Australia Bank Ltd.	45,153	1,271,560
NatWest Group PLC	118,437	1,033,003
Nordea Bank Abp	45,775	862,874
Oversea-Chinese Banking Corp. Ltd.	49,871	766,067
PNC Financial Services Group, Inc.	4,124	860,802
Raiffeisen Bank International AG	1,940	86,753
Regions Financial Corp.	9,221	249,889
Resona Holdings, Inc.	30,561	289,770
Skandinaviska Enskilda Banken AB - Class A	22,316	471,103
Societe Generale SA	10,416	839,195
Standard Chartered PLC	28,685	700,517
Sumitomo Mitsui Financial Group, Inc.	54,279	1,746,881
Sumitomo Mitsui Trust Group, Inc.	9,478	287,999
Svenska Handelsbanken AB - A Shares	21,502	313,574
Swedbank AB - A Shares	12,516	435,421
Truist Financial Corp.	13,453	662,022
U.S. Bancorp	16,346	872,223
UniCredit SpA	20,665	1,715,520
United Overseas Bank Ltd.	18,875	514,031
Wells Fargo & Co.	33,011	3,076,625
Westpac Banking Corp.	50,420	1,294,708
Yokohama Financial Group, Inc.	15,156	124,918
		67,526,453
Beverages — 0.6%
Anheuser-Busch InBev SA	14,570	934,817
Asahi Group Holdings Ltd.	21,227	222,049
Brown-Forman Corp. - Class B (b)	1,852	48,263
Carlsberg AS - Class B	1,386	181,693
Coca-Cola Co.	40,712	2,846,176
Coca-Cola Europacific Partners PLC	3,063	277,814
Coca-Cola HBC AG	3,216	166,546
Constellation Brands, Inc. - Class A	1,482	204,457
Davide Campari-Milano NV	9,077	58,935
Diageo PLC	32,817	706,901
Heineken Holding NV	1,911	140,178
Heineken NV	4,246	347,329
Keurig Dr. Pepper, Inc.	14,287	400,179
Kirin Holdings Co. Ltd.	11,383	171,209
Molson Coors Beverage Co. - Class B	1,780	83,090
Monster Beverage Corp. (a)	7,500	575,025
PepsiCo, Inc.	14,379	2,063,674
Pernod Ricard SA	2,975	254,687
Suntory Beverage & Food Ltd.	2,065	62,402
		9,745,424
Biotechnology — 0.7%
AbbVie, Inc.	18,586	4,246,715
Amgen, Inc.	5,663	1,853,557
Argenx SE (a)	908	764,222
Biogen, Inc. (a)	1,543	271,553
CSL Ltd.	7,151	823,885
Security Description	Shares	Value
Biotechnology—(Continued)
Genmab AS (a)	899	$277,804
Gilead Sciences, Inc.	13,047	1,601,389
Grifols SA	4,398	55,033
Incyte Corp. (a)	1,734	171,267
Moderna, Inc. (a) (b)	3,656	107,815
Regeneron Pharmaceuticals, Inc.	1,060	818,182
Swedish Orphan Biovitrum AB (a)	2,898	104,199
Vertex Pharmaceuticals, Inc. (a)	2,668	1,209,565
		12,305,186
Broadline Retail — 1.6%
Amazon.com, Inc. (a)	102,301	23,613,117
eBay, Inc.	4,753	413,986
Next PLC	1,715	315,534
Pan Pacific International Holdings Corp.	27,930	166,441
Prosus NV	19,288	1,191,298
Rakuten Group, Inc. (a)	22,261	142,829
Ryohin Keikaku Co. Ltd.	7,400	131,476
Sea Ltd. (ADR) (a)	5,639	719,367
Wesfarmers Ltd.	16,727	901,635
		27,595,683
Building Products — 0.3%
A.O. Smith Corp.	1,192	79,721
AGC, Inc.	2,866	95,085
Allegion PLC	905	144,094
Assa Abloy AB - Class B	14,774	572,780
Belimo Holding AG	145	141,189
Builders FirstSource, Inc. (a)	1,163	119,661
Carrier Global Corp.	8,325	439,893
Cie de Saint-Gobain SA	6,620	672,016
Daikin Industries Ltd.	3,929	504,378
Geberit AG	500	389,486
Johnson Controls International PLC	6,405	766,999
Kingspan Group PLC	2,265	195,719
Lennox International, Inc.	336	163,155
Masco Corp.	2,184	138,597
Nibe Industrier AB - B Shares	22,344	85,725
Rockwool AS - B Shares	1,426	50,193
Trane Technologies PLC	2,332	907,614
		5,466,305
Capital Markets — 1.8%
3i Group PLC	14,641	636,991
Ameriprise Financial, Inc.	977	479,062
Amundi SA	909	75,178
ARES Management Corp. - Class A	2,166	350,091
ASX Ltd.	2,865	98,297
Bank of New York Mellon Corp.	7,333	851,288
Blackrock, Inc.	1,517	1,623,706
Blackstone, Inc.	7,766	1,197,051
Cboe Global Markets, Inc.	1,100	276,100
Charles Schwab Corp.	17,565	1,754,919
CME Group, Inc.	3,792	1,035,519
Coinbase Global, Inc. - Class A (a)	2,399	542,510
CVC Capital Partners PLC	3,134	52,480
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-4

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Capital Markets—(Continued)
Daiwa Securities Group, Inc.	19,658	$172,202
Deutsche Bank AG	27,282	1,061,124
Deutsche Boerse AG	2,775	728,885
EQT AB	7,280	284,044
Euronext NV	1,123	168,555
FactSet Research Systems, Inc.	394	114,335
Franklin Resources, Inc.	3,232	77,212
Futu Holdings Ltd. (ADR) (a)	792	130,054
Goldman Sachs Group, Inc.	3,154	2,772,366
Hong Kong Exchanges & Clearing Ltd.	17,727	926,235
Interactive Brokers Group, Inc. - Class A	4,683	301,164
Intercontinental Exchange, Inc.	5,996	971,112
Invesco Ltd.	4,681	122,970
Japan Exchange Group, Inc.	14,629	156,140
Julius Baer Group Ltd.	3,037	237,429
KKR & Co., Inc.	7,218	920,151
London Stock Exchange Group PLC	6,887	829,295
Macquarie Group Ltd.	5,337	718,273
Moody's Corp.	1,613	824,001
Morgan Stanley	12,702	2,254,986
MSCI, Inc.	790	453,247
Nasdaq, Inc. (b)	4,744	460,785
Nomura Holdings, Inc.	44,187	367,566
Northern Trust Corp.	1,989	271,677
Partners Group Holding AG	335	411,517
Raymond James Financial, Inc.	1,854	297,734
Robinhood Markets, Inc. - Class A (a)	8,269	935,224
S&P Global, Inc.	3,260	1,703,643
SBI Holdings, Inc.	8,286	178,823
Schroders PLC	10,687	58,246
Singapore Exchange Ltd.	13,119	172,385
State Street Corp.	2,937	378,902
T. Rowe Price Group, Inc.	2,295	234,962
UBS Group AG	46,798	2,163,334
		30,831,770
Chemicals — 0.7%
Air Liquide SA	8,528	1,604,840
Air Products & Chemicals, Inc.	2,340	578,027
Akzo Nobel NV	2,522	175,162
Albemarle Corp.	1,238	175,103
Asahi Kasei Corp.	18,035	160,057
BASF SE	13,155	687,252
CF Industries Holdings, Inc.	1,640	126,838
Corteva, Inc.	7,106	476,315
Dow, Inc.	7,474	174,742
DSM-Firmenich AG	2,546	205,743
DuPont de Nemours, Inc.	4,406	177,121
Ecolab, Inc.	2,681	703,816
EMS-Chemie Holding AG	103	71,270
Evonik Industries AG	3,779	59,306
Givaudan SA	136	540,683
ICL Group Ltd.	11,418	65,485
International Flavors & Fragrances, Inc. (b)	2,710	182,627
Linde PLC	4,910	2,093,575
LyondellBasell Industries NV - Class A	2,708	117,256
Security Description	Shares	Value
Chemicals—(Continued)
Mitsubishi Chemical Group Corp.	18,865	$110,183
Mosaic Co.	3,338	80,412
Nippon Paint Holdings Co. Ltd.	13,904	92,874
Nippon Sanso Holdings Corp.	2,549	76,115
Nitto Denko Corp.	10,391	246,900
Novonesis (Novozymes) - B Shares	5,195	332,687
PPG Industries, Inc.	2,360	241,806
Sherwin-Williams Co.	2,424	785,449
Shin-Etsu Chemical Co. Ltd.	24,768	770,238
Sika AG	2,247	460,535
Syensqo SA	1,073	86,175
Symrise AG	1,958	158,443
Toray Industries, Inc.	20,404	132,979
Yara International ASA	2,441	100,015
		12,050,029
Commercial Services & Supplies — 0.2%
Brambles Ltd.	20,085	307,869
Cintas Corp.	3,592	675,547
Copart, Inc. (a)	9,364	366,601
Dai Nippon Printing Co. Ltd.	5,787	99,608
Rentokil Initial PLC	37,244	222,453
Republic Services, Inc.	2,116	448,444
Rollins, Inc.	3,086	185,222
Secom Co. Ltd.	6,136	218,069
Securitas AB - B Shares	7,251	115,539
TOPPAN Holdings, Inc.	3,479	103,307
Veralto Corp.	2,611	260,525
Waste Management, Inc.	3,898	856,429
		3,859,613
Communications Equipment — 0.4%
Arista Networks, Inc. (a)	10,859	1,422,855
Cisco Systems, Inc.	41,441	3,192,200
F5, Inc. (a)	607	154,943
Motorola Solutions, Inc.	1,751	671,193
Nokia OYJ	78,084	505,752
Telefonaktiebolaget LM Ericsson - B Shares	41,257	402,758
		6,349,701
Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA	2,604	258,262
Bouygues SA	2,828	146,602
Comfort Systems USA, Inc.	370	345,317
Eiffage SA	1,011	145,005
EMCOR Group, Inc.	471	288,153
Ferrovial SE	7,571	489,653
HOCHTIEF AG	229	90,638
Kajima Corp.	6,205	231,388
Obayashi Corp.	9,580	200,113
Quanta Services, Inc. (b)	1,568	661,790
Skanska AB - B Shares	5,018	136,939
Taisei Corp.	2,251	213,394
Vinci SA	7,354	1,032,702
		4,239,956
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-5

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Construction Materials — 0.2%
Buzzi SpA	1,136	$69,051
CRH PLC	7,049	879,715
Heidelberg Materials AG	1,973	516,669
Holcim AG	7,520	737,211
Martin Marietta Materials, Inc.	634	394,766
Vulcan Materials Co.	1,389	396,171
		2,993,583
Consumer Finance — 0.2%
American Express Co.	5,650	2,090,217
Capital One Financial Corp.	6,685	1,620,177
Synchrony Financial	3,788	316,033
		4,026,427
Consumer Staples Distribution & Retail — 0.8%
Aeon Co. Ltd.	32,832	518,934
Carrefour SA	8,685	144,870
Coles Group Ltd.	19,786	283,099
Costco Wholesale Corp.	4,660	4,018,504
Dollar General Corp.	2,315	307,363
Dollar Tree, Inc. (a)	1,995	245,405
J Sainsbury PLC	25,344	111,693
Jeronimo Martins SGPS SA	4,175	99,450
Kesko OYJ - B Shares	4,027	91,096
Kobe Bussan Co. Ltd.	2,227	53,850
Koninklijke Ahold Delhaize NV	13,221	542,230
Kroger Co.	6,411	400,559
Marks & Spencer Group PLC	30,331	134,923
MatsukiyoCocokara & Co.	4,850	84,197
Seven & i Holdings Co. Ltd.	30,597	439,401
Sysco Corp.	5,036	371,103
Target Corp.	4,778	467,049
Tesco PLC	95,811	570,447
Tsuruha Holdings, Inc.	3,891	71,426
Walmart, Inc.	46,113	5,137,449
Woolworths Group Ltd.	18,009	352,708
		14,445,756
Containers & Packaging — 0.1%
Amcor PLC	24,275	202,454
Avery Dennison Corp.	813	147,868
Ball Corp.	2,818	149,269
International Paper Co. (b)	5,553	218,733
Packaging Corp. of America	940	193,856
Smurfit WestRock PLC	5,491	212,337
		1,124,517
Distributors — 0.0%
D'ieteren Group	317	57,103
Genuine Parts Co.	1,463	179,890
Pool Corp.	345	78,919
		315,912
Diversified Consumer Services — 0.0%
Pearson PLC	8,500	119,958
Security Description	Shares	Value
Diversified REITs — 0.4%
Activia Properties, Inc.	96	$86,260
AEW U.K. REIT PLC	5,659	8,224
Alexander & Baldwin, Inc.	3,344	69,020
American Assets Trust, Inc.	2,382	45,091
Argosy Property Ltd.	34,846	24,972
Aspen Group Ltd.	9,476	36,434
British Land Co. PLC	44,983	243,302
Broadstone Net Lease, Inc.	8,690	150,945
CapitaLand Integrated Commercial Trust	363,666	674,557
Charter Hall Group	21,712	352,999
Charter Hall Long Wale REIT	31,407	85,348
Covivio SA	3,315	220,309
Custodian Property Income REIT PLC	19,197	22,296
Daiwa House REIT Investment Corp.	191	174,507
Essential Properties Realty Trust, Inc.	9,103	269,995
Global Net Lease, Inc.	9,079	78,079
GPT Group	88,822	320,099
Growthpoint Properties Australia Ltd.	12,071	19,627
H&R Real Estate Investment Trust	11,992	89,380
Hankyu Hanshin REIT, Inc.	30	31,858
Heiwa Real Estate REIT, Inc.	47	47,176
Hulic Reit, Inc.	57	64,237
ICADE	2,115	54,504
KDX Realty Investment Corp.	171	191,852
Land Securities Group PLC	44,775	372,641
Mapletree Pan Asia Commercial Trust	104,014	118,790
Merlin Properties Socimi SA	17,431	253,796
Mirai Corp.	82	26,348
MIRARTH Real Estate Investment Corp.	40	23,880
Mirvac Group	182,163	248,613
Mori Trust Reit, Inc.	109	54,351
NIPPON REIT Investment Corp.	75	47,283
Nomura Real Estate Master Fund, Inc.	190	210,005
NTT UD REIT Investment Corp.	59	52,822
OUE Real Estate Investment Trust	102,830	28,783
Picton Property Income Ltd.	24,100	24,027
Schroder Real Estate Investment Trust Ltd.	20,504	14,982
Sekisui House Reit, Inc.	177	101,683
Shaftesbury Capital PLC	67,918	132,221
SK REITs Co. Ltd.	8,940	35,931
Star Asia Investment Corp.	112	44,125
Stockland	147,362	561,596
Stoneweg Europe Stapled Trust	16,650	31,887
Stride Property Group	22,211	17,613
Sunlight Real Estate Investment Trust	45,350	13,680
Suntec Real Estate Investment Trust	96,798	108,254
United Urban Investment Corp.	141	164,768
WP Carey, Inc.	10,032	645,660
		6,694,810
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	74,553	1,851,896
BT Group PLC	88,179	218,047
Cellnex Telecom SA (a)	7,292	234,559
Deutsche Telekom AG	54,230	1,759,077
Elisa OYJ	2,097	93,065
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-6

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Diversified Telecommunication Services—(Continued)
HKT Trust & HKT Ltd.	55,578	$82,138
Infrastrutture Wireless Italiane SpA	4,112	38,105
Koninklijke KPN NV	57,326	268,180
NTT, Inc.	439,441	443,351
Orange SA	27,448	457,975
Singapore Telecommunications Ltd.	109,561	388,180
Swisscom AG	382	277,597
Telecom Italia SpA (a)	169,512	101,686
Telefonica SA	54,343	223,078
Telenor ASA	9,079	132,154
Telia Co. AB	34,787	148,623
Telstra Group Ltd.	58,574	190,011
Verizon Communications, Inc.	44,340	1,805,968
		8,713,690
Electric Utilities — 0.9%
Acciona SA	364	79,096
Alliant Energy Corp. (b)	2,703	175,722
American Electric Power Co., Inc.	5,629	649,080
BKW AG	311	65,998
Chubu Electric Power Co., Inc.	10,008	154,058
CK Infrastructure Holdings Ltd.	9,405	69,606
CLP Holdings Ltd.	24,215	216,360
Constellation Energy Corp. (b)	3,284	1,160,139
Contact Energy Ltd.	12,452	66,317
Duke Energy Corp.	8,178	958,543
Edison International	4,046	242,841
EDP SA	46,268	212,668
Elia Group SA	643	82,904
Endesa SA	4,683	168,574
Enel SpA	119,895	1,249,200
Entergy Corp.	4,696	434,051
Evergy, Inc. (b)	2,421	175,498
Eversource Energy (b)	3,945	265,617
Exelon Corp.	10,624	463,100
FirstEnergy Corp.	5,467	244,758
Fortum OYJ	6,615	140,774
Iberdrola SA	93,568	2,025,291
Kansai Electric Power Co., Inc.	13,953	218,935
NextEra Energy, Inc.	21,901	1,758,212
NRG Energy, Inc.	2,015	320,869
Origin Energy Ltd.	25,401	194,561
PG&E Corp.	23,113	371,426
Pinnacle West Capital Corp.	1,259	111,673
Power Assets Holdings Ltd.	20,583	145,786
PPL Corp.	7,779	272,421
Redeia Corp. SA	5,983	106,664
Southern Co. (b)	11,579	1,009,689
SSE PLC	17,774	521,175
Terna - Rete Elettrica Nazionale	20,746	220,598
Verbund AG	1,004	73,293
Xcel Energy, Inc. (b)	6,221	459,483
		15,084,980
Electrical Equipment — 0.8%
ABB Ltd.	23,104	1,707,878
Security Description	Shares	Value
Electrical Equipment—(Continued)
AMETEK, Inc.	2,421	$497,056
Eaton Corp. PLC	4,084	1,300,795
Emerson Electric Co.	5,908	784,110
Fuji Electric Co. Ltd.	1,999	151,540
Fujikura Ltd.	3,700	413,235
GE Vernova, Inc.	2,853	1,864,635
Generac Holdings, Inc. (a)	617	84,140
Hubbell, Inc.	559	248,257
Legrand SA	3,865	574,362
Mitsubishi Electric Corp.	27,987	821,040
NIDEC Corp.	12,301	166,581
Prysmian SpA	4,150	413,804
Rockwell Automation, Inc.	1,181	459,492
Schneider Electric SE	8,082	2,215,287
Siemens Energy AG (a)	11,425	1,614,669
Vestas Wind Systems AS	14,887	401,929
		13,718,810
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. - Class A	12,872	1,739,522
CDW Corp.	1,369	186,458
Corning, Inc.	8,205	718,430
Halma PLC	5,596	265,197
Hexagon AB - B Shares	30,606	362,009
Jabil, Inc.	1,124	256,294
Keyence Corp.	2,850	1,032,569
Keysight Technologies, Inc. (a)	1,807	367,164
Kyocera Corp.	18,850	264,618
Murata Manufacturing Co. Ltd.	24,520	509,026
Shimadzu Corp.	3,448	91,827
TDK Corp.	28,580	404,368
TE Connectivity PLC	3,094	703,916
Teledyne Technologies, Inc. (a)	494	252,301
Trimble, Inc. (a)	2,502	196,032
Yokogawa Electric Corp.	3,327	106,701
Zebra Technologies Corp. - Class A (a)	533	129,423
		7,585,855
Energy Equipment & Services — 0.1%
Baker Hughes Co.	10,377	472,569
Halliburton Co.	8,851	250,129
SLB Ltd.	15,710	602,950
Tenaris SA	5,532	106,713
		1,432,361
Entertainment — 0.7%
Bollore SE	10,354	58,224
Capcom Co. Ltd.	5,097	118,584
CTS Eventim AG & Co. KGaA	920	84,449
Electronic Arts, Inc.	2,365	483,240
Konami Group Corp.	1,520	207,181
Live Nation Entertainment, Inc. (a) (b)	1,661	236,692
Netflix, Inc. (a)	44,560	4,177,946
Nexon Co. Ltd.	4,856	119,127
Nintendo Co. Ltd.	16,187	1,093,421
Spotify Technology SA (a)	2,305	1,338,537
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-7

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Entertainment—(Continued)
Take-Two Interactive Software, Inc. (a)	1,827	$467,767
TKO Group Holdings, Inc. (b)	697	145,673
Toho Co. Ltd.	1,581	80,618
Universal Music Group NV	16,222	423,808
Walt Disney Co.	18,774	2,135,918
Warner Bros Discovery, Inc. (a)	26,058	750,992
		11,922,177
Financial Services — 1.6%
Adyen NV (a)	372	596,864
Apollo Global Management, Inc. (b)	4,883	706,863
Banca Mediolanum SpA	3,297	75,074
Berkshire Hathaway, Inc. - Class B (a)	19,284	9,693,103
Block, Inc. (a)	5,759	374,853
Corpay, Inc. (a)	736	221,484
Edenred SE	3,537	78,576
EXOR NV	1,379	116,869
Fidelity National Information Services, Inc.	5,446	361,941
Fiserv, Inc. (a)	5,656	379,913
Global Payments, Inc.	2,490	192,726
Groupe Bruxelles Lambert NV	1,178	104,851
Industrivarden AB - A Shares	1,745	78,425
Industrivarden AB - C Shares	2,301	103,196
Infratil Ltd.	13,721	87,513
Investor AB - B Shares	26,855	958,358
Jack Henry & Associates, Inc.	761	138,867
L E Lundbergforetagen AB - B Shares	1,121	62,029
M&G PLC	33,687	129,368
Mastercard, Inc. - Class A	8,623	4,922,698
Mitsubishi HC Capital, Inc.	12,905	108,017
Nexi SpA	7,780	38,384
ORIX Corp.	17,117	497,622
PayPal Holdings, Inc.	9,839	574,401
Poste Italiane SpA	6,740	169,562
Sofina SA	243	70,297
Sony Financial Group, Inc. (a)	90,459	95,721
Visa, Inc. - Class A (b)	17,747	6,224,050
Washington H Soul Pattinson & Co. Ltd.	5,041	124,660
Wise PLC - Class A (a)	9,823	117,988
		27,404,273
Food Products — 0.5%
Ajinomoto Co., Inc.	13,322	281,771
Archer-Daniels-Midland Co.	5,054	290,554
Associated British Foods PLC	4,750	136,209
Barry Callebaut AG	53	87,103
Bunge Global SA (b)	1,423	126,761
Campbell's Co.	2,066	57,579
Chocoladefabriken Lindt & Spruengli AG	2	292,979
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	14	204,751
Conagra Brands, Inc.	5,030	87,069
Danone SA	9,542	860,969
General Mills, Inc.	5,609	260,818
Hershey Co. (b)	1,558	283,525
Hormel Foods Corp.	3,065	72,641
Security Description	Shares	Value
Food Products—(Continued)
J.M. Smucker Co.	1,122	$109,743
JDE Peet's NV	2,519	94,316
Kerry Group PLC - Class A	2,391	219,175
Kikkoman Corp. (b)	9,993	90,617
Kraft Heinz Co.	8,962	217,328
Lamb Weston Holdings, Inc.	1,465	61,369
Lotus Bakeries NV	6	55,353
Magnum Ice Cream Co. NV (a)	7,229	115,675
McCormick & Co., Inc.	2,663	181,377
Mondelez International, Inc. - Class A	13,569	730,419
Mowi ASA	6,862	165,684
Nestle SA	37,982	3,775,161
Orkla ASA	10,336	115,382
Salmar ASA	998	61,136
Tyson Foods, Inc. - Class A	2,977	174,512
WH Group Ltd.	122,898	136,826
Wilmar International Ltd.	28,157	67,313
		9,414,115
Gas Utilities — 0.1%
APA Group	19,391	115,992
Atmos Energy Corp. (b)	1,688	282,959
Hong Kong & China Gas Co. Ltd.	165,278	148,722
Naturgy Energy Group SA	2,859	87,053
Osaka Gas Co. Ltd.	5,315	184,480
Snam SpA	29,732	197,527
Tokyo Gas Co. Ltd.	4,595	181,691
		1,198,424
Ground Transportation — 0.4%
Central Japan Railway Co.	11,320	313,811
CSX Corp.	19,582	709,847
East Japan Railway Co.	14,229	376,568
Grab Holdings Ltd. - Class A (a)	34,971	174,505
Hankyu Hanshin Holdings, Inc.	3,535	88,905
JB Hunt Transport Services, Inc.	791	153,723
MTR Corp. Ltd.	23,000	87,951
Norfolk Southern Corp.	2,360	681,379
Old Dominion Freight Line, Inc.	1,935	303,408
Seibu Holdings, Inc.	3,100	85,231
Tokyo Metro Co. Ltd.	4,300	43,766
Tokyu Corp.	7,367	86,204
Uber Technologies, Inc. (a)	21,851	1,785,445
Union Pacific Corp.	6,238	1,442,974
West Japan Railway Co.	6,209	124,160
		6,457,877
Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	18,286	2,291,053
Alcon AG	7,365	585,027
Align Technology, Inc. (a)	702	109,617
Baxter International, Inc. (b)	5,406	103,309
Becton Dickinson & Co.	3,014	584,927
BioMerieux	611	79,108
Boston Scientific Corp. (a)	15,589	1,486,411
Cochlear Ltd.	964	167,070
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-8

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Health Care Equipment & Supplies—(Continued)
Coloplast AS - Class B	1,860	$159,655
Cooper Cos., Inc. (a)	2,091	171,378
Demant AS (a)	1,418	47,866
Dexcom, Inc. (a)	4,101	272,183
Edwards Lifesciences Corp. (a)	6,102	520,196
EssilorLuxottica SA	4,438	1,403,180
Fisher & Paykel Healthcare Corp. Ltd.	8,659	187,881
GE HealthCare Technologies, Inc.	4,790	392,876
Hologic, Inc. (a)	2,341	174,381
Hoya Corp.	5,061	766,585
IDEXX Laboratories, Inc. (a)	840	568,285
Insulet Corp. (a)	740	210,338
Intuitive Surgical, Inc. (a)	3,728	2,111,390
Koninklijke Philips NV	11,356	307,350
Medtronic PLC	13,488	1,295,657
Olympus Corp.	16,749	213,353
ResMed, Inc.	1,535	369,735
Siemens Healthineers AG	4,988	261,757
Smith & Nephew PLC	11,886	197,873
Solventum Corp. (a)	1,550	122,822
Sonova Holding AG	747	192,738
STERIS PLC	1,032	261,633
Straumann Holding AG	1,646	192,746
Stryker Corp.	3,619	1,271,970
Sysmex Corp.	7,417	73,107
Terumo Corp.	19,566	285,064
Zimmer Biomet Holdings, Inc. (b)	2,084	187,393
		17,625,914
Health Care Providers & Services — 0.6%
Cardinal Health, Inc.	2,499	513,545
Cencora, Inc.	2,039	688,672
Centene Corp. (a)	4,910	202,047
Chartwell Retirement Residences	14,005	205,093
Cigna Group	2,809	773,121
CVS Health Corp.	13,349	1,059,377
DaVita, Inc. (a) (b)	371	42,149
Elevance Health, Inc.	2,337	819,235
Fresenius Medical Care AG	3,245	155,468
Fresenius SE & Co. KGaA	6,227	358,397
HCA Healthcare, Inc.	1,680	784,325
Henry Schein, Inc. (a)	1,052	79,510
Humana, Inc.	1,265	324,004
Labcorp Holdings, Inc.	872	218,767
McKesson Corp.	1,298	1,064,736
Molina Healthcare, Inc. (a)	541	93,885
NMC Health PLC (a) (c) (d)	8,180	0
Quest Diagnostics, Inc.	1,170	203,030
Sigma Healthcare Ltd.	76,594	150,242
Sonic Healthcare Ltd.	6,923	104,396
UnitedHealth Group, Inc.	9,526	3,144,628
Universal Health Services, Inc. - Class B	581	126,670
		11,111,297
Health Care REITs — 0.8%
Aedifica SA	2,203	174,289
Security Description	Shares	Value
Health Care REITs—(Continued)
Alexandria Real Estate Equities, Inc.	9,575	$468,600
American Healthcare REIT, Inc.	7,748	364,621
Care Property Invest NV	1,957	27,277
CareTrust REIT, Inc.	10,299	372,412
Cofinimmo SA	1,766	164,068
Health Care & Medical Investment Corp.	15	11,255
Healthcare Realty Trust, Inc.	15,188	257,437
Healthpeak Properties, Inc.	39,437	634,147
Life Science REIT PLC (a)	13,265	7,013
LTC Properties, Inc.	2,084	71,648
Medical Properties Trust, Inc. (b)	23,088	115,440
National Health Investors, Inc.	2,153	164,425
Northwest Healthcare Properties Real Estate Investment Trust	10,189	37,934
Omega Healthcare Investors, Inc.	13,655	605,463
Parkway Life Real Estate Investment Trust	20,090	63,768
Primary Health Properties PLC	116,453	153,679
Sabra Health Care REIT, Inc.	10,892	206,294
Sila Realty Trust, Inc.	2,549	59,417
Target Healthcare REIT PLC	28,748	37,904
Ventas, Inc.	26,613	2,059,314
Vital Healthcare Property Trust	20,502	23,550
Welltower, Inc.	39,046	7,247,328
		13,327,283
Health Care Technology — 0.0%
M3, Inc.	6,540	88,566
Pro Medicus Ltd.	848	124,173
		212,739
Hotel & Resort REITs — 0.1%
Apple Hospitality REIT, Inc.	10,259	121,569
CapitaLand Ascott Trust	120,968	89,737
CDL Hospitality Trusts	36,804	23,895
DiamondRock Hospitality Co.	9,445	84,627
Far East Hospitality Trust	44,210	20,981
Hoshino Resorts REIT, Inc.	25	41,642
Host Hotels & Resorts, Inc.	38,465	681,984
Invincible Investment Corp. (b)	336	138,147
Japan Hotel REIT Investment Corp.	224	117,009
Park Hotels & Resorts, Inc. (b)	9,088	95,061
Pebblebrook Hotel Trust	5,385	60,958
RLJ Lodging Trust	6,290	46,861
Ryman Hospitality Properties, Inc.	2,830	267,775
Sunstone Hotel Investors, Inc.	8,333	74,497
Xenia Hotels & Resorts, Inc.	4,353	61,551
		1,926,294
Hotels, Restaurants & Leisure — 0.8%
Accor SA	2,890	163,750
Airbnb, Inc. - Class A (a)	4,472	606,940
Amadeus IT Group SA	6,641	487,109
Aristocrat Leisure Ltd.	8,116	314,739
Booking Holdings, Inc.	339	1,815,457
Carnival Corp. (a)	11,418	348,706
Chipotle Mexican Grill, Inc. (a)	13,905	514,485
Compass Group PLC	25,020	796,012
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-9

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Hotels, Restaurants & Leisure—(Continued)
Darden Restaurants, Inc.	1,223	$225,056
Delivery Hero SE (a)	2,858	76,305
Domino's Pizza, Inc.	327	136,300
DoorDash, Inc. - Class A (a)	3,931	890,293
Entain PLC	8,959	92,253
Evolution AB	1,960	133,390
Expedia Group, Inc.	1,230	348,471
FDJ United	1,639	45,441
Galaxy Entertainment Group Ltd.	28,915	141,820
Hilton Worldwide Holdings, Inc.	2,444	702,039
InterContinental Hotels Group PLC	2,134	298,925
Las Vegas Sands Corp.	3,200	208,288
Lottery Corp. Ltd.	32,818	112,827
Marriott International, Inc. - Class A	2,342	726,582
McDonald's Corp.	7,489	2,288,863
MGM Resorts International (a)	2,157	78,709
Norwegian Cruise Line Holdings Ltd. (a) (b)	4,788	106,868
Oriental Land Co. Ltd. (b)	15,924	294,556
PPHE Hotel Group Ltd.	1,063	25,689
Royal Caribbean Cruises Ltd.	2,667	743,880
Sands China Ltd.	35,925	90,538
Sodexo SA (b)	1,304	66,804
Starbucks Corp. (b)	11,956	1,006,815
Whitbread PLC	2,551	87,085
Wynn Resorts Ltd.	888	106,853
Yum! Brands, Inc.	2,920	441,738
Zensho Holdings Co. Ltd.	1,463	83,850
		14,607,436
Household Durables — 0.3%
Barratt Redrow PLC	20,047	102,711
DR Horton, Inc.	2,880	414,807
Garmin Ltd.	1,719	348,699
Lennar Corp. - Class A	2,269	233,253
NVR, Inc. (a)	30	218,783
Panasonic Holdings Corp.	34,263	448,230
PulteGroup, Inc.	2,050	240,383
Sekisui House Ltd.	8,735	194,977
Sony Group Corp.	90,459	2,312,146
		4,513,989
Household Products — 0.4%
Church & Dwight Co., Inc.	2,525	211,721
Clorox Co.	1,283	129,365
Colgate-Palmolive Co.	8,477	669,853
Essity AB - Class B	8,886	255,985
Henkel AG & Co. KGaA	1,532	117,039
Kimberly-Clark Corp.	3,490	352,106
Procter & Gamble Co.	24,573	3,521,557
Reckitt Benckiser Group PLC	9,951	805,645
Unicharm Corp.	16,412	94,067
		6,157,338
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	7,489	107,392
EDP Renovaveis SA	4,649	65,579
Security Description	Shares	Value
Independent Power and Renewable Electricity Producers—(Continued)
Meridian Energy Ltd.	19,448	$62,644
Orsted AS (a)	7,792	149,527
RWE AG	9,319	495,871
Vistra Corp.	3,345	539,649
		1,420,662
Industrial Conglomerates — 0.5%
3M Co.	5,586	894,319
CK Hutchison Holdings Ltd.	39,402	268,446
DCC PLC	1,429	88,813
Hikari Tsushin, Inc.	250	69,860
Hitachi Ltd.	67,347	2,089,349
Honeywell International, Inc.	6,676	1,302,421
Investment AB Latour - B Shares	2,183	53,140
Jardine Matheson Holdings Ltd.	2,360	160,961
Keppel Ltd.	21,590	173,303
Lifco AB - B Shares	3,437	129,892
Sekisui Chemical Co. Ltd.	5,541	92,961
Siemens AG	11,203	3,146,206
Smiths Group PLC	4,812	151,631
Swire Pacific Ltd. - Class A	5,365	43,148
		8,664,450
Industrial REITs — 0.9%
AIMS APAC REIT	27,860	32,512
Americold Realty Trust, Inc. (b)	13,194	169,675
ARGAN SA	760	58,840
CapitaLand Ascendas	230,350	506,312
Centuria Industrial REIT	28,762	63,481
CRE Logistics REIT, Inc.	26	27,937
Dexus Industria REIT	14,712	26,343
Dream Industrial Real Estate Investment Trust	13,189	120,883
EastGroup Properties, Inc.	2,450	436,443
ESR Kendall Square REIT Co. Ltd.	7,707	22,821
ESR-REIT	26,065	54,898
First Industrial Realty Trust, Inc.	5,924	339,267
Frasers Logistics & Commercial Trust	127,900	99,006
GLP J-Reit	202	192,046
Goodman Group	121,985	2,507,927
Goodman Property Trust	44,640	50,506
Granite Real Estate Investment Trust	2,791	166,152
Industrial & Infrastructure Fund Investment Corp.	110	108,053
Innovative Industrial Properties, Inc.	1,272	60,242
Japan Logistics Fund, Inc.	119	79,098
LaSalle Logiport REIT	75	75,945
Lineage, Inc. (b)	3,269	114,415
LondonMetric Property PLC	103,599	263,876
LXP Industrial Trust	2,671	132,428
Mapletree Industrial Trust	95,792	155,009
Mapletree Logistics Trust	156,349	160,280
Mitsubishi Estate Logistics REIT Investment Corp.	61	51,754
Mitsui Fudosan Logistics Park, Inc.	138	107,408
Montea NV	964	82,929
Nippon Prologis REIT, Inc.	332	196,764
Prologis, Inc.	52,706	6,728,448
Rexford Industrial Realty, Inc. (b)	10,789	417,750
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-10

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Industrial REITs—(Continued)
Segro PLC	81,396	$787,394
SOSiLA Logistics REIT, Inc.	30	24,157
STAG Industrial, Inc.	8,640	317,606
Terreno Realty Corp.	4,686	275,115
Tritax Big Box REIT PLC	113,016	231,228
Warehouses De Pauw CVA	8,543	221,687
		15,466,635
Insurance — 1.7%
Admiral Group PLC	3,839	164,349
Aegon Ltd.	19,496	150,462
Aflac, Inc.	4,960	546,939
Ageas SA	2,200	154,226
AIA Group Ltd.	154,927	1,591,332
Allianz SE	5,693	2,611,198
Allstate Corp.	2,752	572,829
American International Group, Inc.	5,674	485,411
Aon PLC - Class A	2,260	797,509
Arch Capital Group Ltd. (a)	3,797	364,208
Arthur J Gallagher & Co.	2,701	698,992
ASR Nederland NV	2,313	164,192
Assurant, Inc.	527	126,928
Aviva PLC	45,066	412,604
AXA SA	25,570	1,229,784
Brown & Brown, Inc.	3,088	246,114
Chubb Ltd.	3,849	1,201,350
Cincinnati Financial Corp.	1,632	266,538
Dai-ichi Life Holdings, Inc.	51,676	429,026
Erie Indemnity Co. - Class A	267	76,536
Everest Group Ltd.	441	149,653
Generali	12,565	527,428
Gjensidige Forsikring ASA	2,949	88,346
Globe Life, Inc.	837	117,063
Hannover Rueck SE	889	277,762
Hartford Insurance Group, Inc.	2,930	403,754
Helvetia Baloise Holding AG	1,162	306,338
Insurance Australia Group Ltd.	34,875	185,412
Japan Post Holdings Co. Ltd.	26,196	275,473
Japan Post Insurance Co. Ltd.	2,708	81,257
Legal & General Group PLC	83,985	294,901
Loews Corp.	1,782	187,662
Mapfre SA	13,621	68,549
Marsh & McLennan Cos., Inc.	5,152	955,799
Medibank Pvt Ltd.	40,606	129,547
MetLife, Inc. (e)	5,820	459,431
MS&AD Insurance Group Holdings, Inc.	18,888	444,758
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,926	1,271,889
NN Group NV	3,965	305,239
Phoenix Financial Ltd.	3,373	139,586
Phoenix Group Holdings PLC	10,360	102,126
Principal Financial Group, Inc.	2,102	185,417
Progressive Corp.	6,167	1,404,349
Prudential Financial, Inc.	3,681	415,511
Prudential PLC	37,770	582,763
QBE Insurance Group Ltd.	22,263	294,936
Sampo OYJ - A Shares	35,691	432,626
Security Description	Shares	Value
Insurance—(Continued)
Sompo Holdings, Inc.	13,002	$442,650
Suncorp Group Ltd.	15,966	187,543
Swiss Life Holding AG	421	486,384
Swiss Re AG	4,404	734,385
T&D Holdings, Inc.	7,221	166,400
Talanx AG	952	127,078
Tokio Marine Holdings, Inc.	27,065	1,004,811
Travelers Cos., Inc.	2,346	680,481
Tryg AS	4,958	129,764
Unipol Assicurazioni SpA	5,289	127,224
W.R. Berkley Corp.	3,157	221,369
Willis Towers Watson PLC (b)	1,007	330,900
Zurich Insurance Group AG	2,157	1,637,200
		28,654,291
Interactive Media & Services — 2.9%
Alphabet, Inc. - Class A	61,182	19,149,966
Alphabet, Inc. - Class C	48,900	15,344,820
Auto Trader Group PLC	12,757	100,599
CAR Group Ltd.	5,580	114,183
LY Corp.	40,889	108,873
Match Group, Inc.	2,483	80,176
Meta Platforms, Inc. - Class A	22,903	15,118,041
REA Group Ltd.	779	95,351
Scout24 SE	1,106	111,480
		50,223,489
IT Services — 0.5%
Accenture PLC - Class A	6,521	1,749,584
Akamai Technologies, Inc. (a)	1,513	132,009
Capgemini SE	2,273	376,438
Cognizant Technology Solutions Corp. - Class A	5,076	421,308
EPAM Systems, Inc. (a)	581	119,035
Fujitsu Ltd.	25,923	710,747
Gartner, Inc. (a)	758	191,228
GoDaddy, Inc. - Class A (a)	1,421	176,318
International Business Machines Corp.	9,830	2,911,744
NEC Corp.	19,055	642,517
NEXTDC Ltd. (a)	29,462	245,167
Nomura Research Institute Ltd.	5,541	213,310
Obic Co. Ltd.	4,776	150,079
Otsuka Corp.	3,323	68,408
SUNeVision Holdings Ltd.	28,180	16,620
TIS, Inc.	3,105	103,935
VeriSign, Inc.	877	213,067
Wix.com Ltd. (a)	821	85,294
		8,526,808
Leisure Products — 0.0%
Bandai Namco Holdings, Inc.	8,597	229,139
Hasbro, Inc.	1,402	114,964
Shimano, Inc.	1,079	113,920
		458,023
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-11

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	2,981	$405,625
Bio-Techne Corp.	1,639	96,389
Charles River Laboratories International, Inc. (a)	518	103,331
Danaher Corp.	6,611	1,513,390
Eurofins Scientific SE	1,746	127,696
IQVIA Holdings, Inc. (a)	1,791	403,709
Lonza Group AG	1,035	700,237
Mettler-Toledo International, Inc. (a)	215	299,751
Qiagen NV	3,193	145,737
Revvity, Inc.	1,192	115,326
Sartorius Stedim Biotech	431	106,050
Thermo Fisher Scientific, Inc.	3,951	2,289,407
Waters Corp. (a)	626	237,773
West Pharmaceutical Services, Inc.	757	208,281
		6,752,702
Machinery — 1.1%
Alfa Laval AB	4,266	215,561
Alstom SA (a)	5,109	151,241
Atlas Copco AB - A Shares	39,499	707,655
Atlas Copco AB - B Shares	22,956	368,155
Caterpillar, Inc.	4,921	2,819,093
Cummins, Inc.	1,452	741,173
Daifuku Co. Ltd.	4,764	150,174
Daimler Truck Holding AG	7,004	307,122
Deere & Co.	2,644	1,230,967
Dover Corp.	1,442	281,536
Ebara Corp.	6,900	162,747
Epiroc AB - A Shares	9,717	219,866
Epiroc AB - B Shares	5,750	116,030
FANUC Corp.	13,768	535,846
Fortive Corp.	3,340	184,401
GEA Group AG	2,160	146,650
IDEX Corp.	787	140,039
IHI Corp.	15,400	271,535
Illinois Tool Works, Inc.	2,776	683,729
Indutrade AB	4,029	104,425
Ingersoll Rand, Inc.	3,781	299,531
Kawasaki Heavy Industries Ltd.	2,200	145,526
Knorr-Bremse AG	1,070	119,655
Komatsu Ltd.	13,978	446,835
Kone OYJ - Class B	5,011	355,421
Kubota Corp.	14,439	203,891
Makita Corp.	3,264	98,593
Metso OYJ	9,778	170,596
Minebea Mitsumi, Inc.	5,332	107,087
Mitsubishi Heavy Industries Ltd.	47,109	1,153,792
Nordson Corp.	561	134,881
Otis Worldwide Corp.	4,098	357,960
PACCAR, Inc.	5,593	612,489
Parker-Hannifin Corp.	1,327	1,166,380
Pentair PLC	1,721	179,225
Rational AG	75	58,053
Sandvik AB	15,717	509,077
Schindler Holding AG	346	122,640
Schindler Holding AG (Participation Certificate)	600	226,116
Security Description	Shares	Value
Machinery—(Continued)
SKF AB - B Shares	5,030	$133,684
SMC Corp.	809	281,691
Snap-on, Inc.	547	188,496
Spirax Group PLC	1,085	99,226
Stanley Black & Decker, Inc.	1,629	121,002
Techtronic Industries Co. Ltd.	21,429	246,193
Toyota Industries Corp.	2,372	269,346
Trelleborg AB - B Shares	2,991	126,569
VAT Group AG	398	191,118
Volvo AB - B Shares	23,421	750,735
Wartsila OYJ Abp	7,414	262,307
Westinghouse Air Brake Technologies Corp.	1,798	383,783
Xylem, Inc.	2,560	348,621
Yangzijiang Shipbuilding Holdings Ltd.	38,000	102,883
		19,511,347
Marine Transportation — 0.1%
AP Moller - Maersk AS - Class A	43	99,028
AP Moller - Maersk AS - Class B	58	133,686
Kawasaki Kisen Kaisha Ltd.	5,157	71,705
Kuehne & Nagel International AG	712	153,369
Mitsui OSK Lines Ltd.	5,067	152,125
Nippon Yusen KK	6,417	207,763
SITC International Holdings Co. Ltd.	19,964	71,326
		889,002
Media — 0.2%
Charter Communications, Inc. - Class A (a)	925	193,094
Comcast Corp. - Class A	38,220	1,142,396
Fox Corp. - Class A	2,191	160,096
Fox Corp. - Class B	1,561	101,356
Informa PLC	19,084	226,371
News Corp. - Class A	3,938	102,860
News Corp. - Class B	1,298	38,460
Omnicom Group, Inc.	3,388	273,581
Paramount Skydance Corp. - Class B (b)	3,268	43,791
Publicis Groupe SA	3,374	350,023
Trade Desk, Inc. - Class A (a)	4,630	175,755
		2,807,783
Metals & Mining — 0.7%
Anglo American PLC	16,496	679,790
Antofagasta PLC	5,814	255,177
ArcelorMittal SA	6,914	314,880
BHP Group Ltd.	74,872	2,259,342
Boliden AB (a)	4,191	231,930
Endeavour Mining PLC	2,848	147,467
Evolution Mining Ltd.	29,939	251,877
Fortescue Ltd.	24,964	365,016
Freeport-McMoRan, Inc.	15,100	766,929
Fresnillo PLC	3,259	145,116
Glencore PLC (a)	148,165	805,978
JFE Holdings, Inc.	8,435	107,333
JX Advanced Metals Corp.	8,600	107,917
Lynas Rare Earths Ltd. (a)	13,357	110,182
Newmont Corp.	11,476	1,145,879
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-12

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Metals & Mining—(Continued)
Nippon Steel Corp.	71,200	$291,182
Norsk Hydro ASA	20,421	157,786
Northern Star Resources Ltd.	20,037	355,425
Nucor Corp.	2,407	392,606
Rio Tinto Ltd.	5,472	536,244
Rio Tinto PLC	16,639	1,327,541
South32 Ltd.	66,344	157,505
Steel Dynamics, Inc.	1,444	244,686
Sumitomo Metal Mining Co. Ltd.	3,594	144,509
		11,302,297
Multi-Utilities — 0.4%
Ameren Corp.	2,845	284,102
CenterPoint Energy, Inc. (b)	6,866	263,242
Centrica PLC	69,598	158,471
CMS Energy Corp.	3,200	223,776
Consolidated Edison, Inc.	3,796	377,019
Dominion Energy, Inc.	8,980	526,138
DTE Energy Co.	2,184	281,692
E.ON SE	33,092	627,322
Engie SA	26,921	707,850
National Grid PLC	73,138	1,127,138
NiSource, Inc.	5,018	209,552
Public Service Enterprise Group, Inc.	5,249	421,495
Sembcorp Industries Ltd.	13,635	63,652
Sempra	6,864	606,022
Veolia Environnement SA	9,294	323,819
WEC Energy Group, Inc.	3,421	360,779
		6,562,069
Office REITs — 0.3%
Abacus Group	19,331	15,604
Allied Properties Real Estate Investment Trust (b)	5,847	56,956
BXP, Inc. (b)	8,881	599,290
Centuria Office REIT	22,903	17,568
Champion REIT	82,186	26,884
Colonial SFL Socimi SA	17,496	111,993
COPT Defense Properties	5,220	145,116
Cousins Properties, Inc.	7,723	199,099
Cromwell Property Group	75,301	23,060
Daiwa Office Investment Corp.	23	54,955
Derwent London PLC	4,919	114,515
Dexus	48,789	224,983
Douglas Emmett, Inc.	7,421	81,557
Easterly Government Properties, Inc.	1,944	41,193
Empire State Realty Trust, Inc. - Class A	6,409	41,787
Gecina SA	3,045	288,902
Global One Real Estate Investment Corp.	43	37,805
Great Portland Estates PLC	17,932	76,547
Helical PLC	4,867	12,419
Highwoods Properties, Inc.	5,001	129,126
Ichigo Office REIT Investment Corp.	42	26,094
Japan Excellent, Inc.	51	48,521
Japan Prime Realty Investment Corp.	165	111,354
Japan Real Estate Investment Corp.	310	258,911
JBG SMITH Properties	2,741	46,624
Security Description	Shares	Value
Office REITs—(Continued)
JR Global Reit	8,638	$16,782
Keppel REIT	138,752	105,070
Kilroy Realty Corp. (b)	5,428	202,844
Mori Hills REIT Investment Corp.	64	60,886
Nippon Building Fund, Inc.	481	438,517
NSI NV	702	15,989
One REIT, Inc.	30	17,399
Orix JREIT, Inc.	242	164,092
Piedmont Realty Trust, Inc. - Class A	5,693	47,480
Precinct Properties Group	77,638	53,667
Prosperity REIT	60,340	11,089
Regional REIT Ltd.	5,792	8,338
Sankei Real Estate, Inc.	18	11,942
Shinhan Alpha REIT Co. Ltd.	5,330	20,683
SL Green Realty Corp.	3,292	151,004
Tokyu REIT, Inc.	38	50,194
Vornado Realty Trust	8,343	277,655
Workspace Group PLC	6,035	32,436
		4,476,930
Oil, Gas & Consumable Fuels — 1.5%
Aker BP ASA	4,659	118,551
APA Corp.	3,730	91,236
BP PLC	231,933	1,346,367
Chevron Corp.	19,904	3,033,569
ConocoPhillips	12,995	1,216,462
Coterra Energy, Inc.	8,007	210,744
Devon Energy Corp.	6,597	241,648
Diamondback Energy, Inc.	1,959	294,496
ENEOS Holdings, Inc.	39,832	281,480
Eni SpA	30,148	571,851
EOG Resources, Inc.	5,706	599,187
EQT Corp.	6,563	351,777
Equinor ASA	11,307	267,315
Expand Energy Corp.	2,505	276,452
Exxon Mobil Corp.	44,348	5,336,838
Galp Energia SGPS SA	6,152	104,803
Idemitsu Kosan Co. Ltd.	11,381	85,848
Inpex Corp. (b)	12,950	256,274
Kinder Morgan, Inc.	20,588	565,964
Marathon Petroleum Corp.	3,161	514,073
Neste OYJ	6,238	141,162
Occidental Petroleum Corp.	7,563	310,991
OMV AG	2,171	120,764
ONEOK, Inc.	6,617	486,349
Phillips 66 Co.	4,237	546,742
Repsol SA	16,634	311,546
Santos Ltd.	47,886	196,407
Shell PLC	85,388	3,136,664
Targa Resources Corp.	2,257	416,417
Texas Pacific Land Corp. (b)	609	174,917
TotalEnergies SE	29,276	1,908,147
Valero Energy Corp. (b)	3,207	522,068
Williams Cos., Inc.	12,842	771,933
Woodside Energy Group Ltd.	28,024	438,818
		25,247,860
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-13

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Paper & Forest Products — 0.0%
Holmen AB - B Shares	1,037	$39,854
Stora Enso OYJ - R Shares	8,587	107,516
Svenska Cellulosa AB SCA - Class B	8,957	118,975
UPM-Kymmene OYJ	7,781	225,487
		491,832
Passenger Airlines — 0.1%
ANA Holdings, Inc.	2,359	44,807
Delta Air Lines, Inc.	6,821	473,377
Deutsche Lufthansa AG	8,848	87,493
International Consolidated Airlines Group SA	17,424	96,610
Japan Airlines Co. Ltd.	2,139	39,815
Qantas Airways Ltd.	10,932	75,419
Ryanair Holdings PLC	12,438	431,945
Singapore Airlines Ltd.	23,047	114,640
Southwest Airlines Co.	5,438	224,753
United Airlines Holdings, Inc. (a)	3,404	380,635
		1,969,494
Personal Care Products — 0.3%
Beiersdorf AG	1,431	157,476
Estee Lauder Cos., Inc. - Class A	2,585	270,701
Kao Corp.	6,886	275,549
Kenvue, Inc.	20,147	347,536
L'Oreal SA	3,541	1,520,977
Shiseido Co. Ltd.	5,854	85,448
Unilever PLC	32,128	2,100,572
		4,758,259
Pharmaceuticals — 2.6%
Astellas Pharma, Inc.	26,583	355,176
AstraZeneca PLC	22,860	4,210,628
Bayer AG	14,482	624,713
Bristol-Myers Squibb Co.	21,408	1,154,747
Chugai Pharmaceutical Co. Ltd.	9,894	520,108
Daiichi Sankyo Co. Ltd.	25,049	533,485
Eisai Co. Ltd.	3,863	114,607
Eli Lilly & Co.	8,351	8,974,653
Financiere de Tubize SA	295	72,170
Galderma Group AG	2,279	462,599
GSK PLC	59,920	1,472,567
Haleon PLC	131,277	664,281
Hikma Pharmaceuticals PLC	2,454	51,272
Ipsen SA	556	77,654
Johnson & Johnson	25,336	5,243,285
Kyowa Kirin Co. Ltd.	3,435	55,298
Merck & Co., Inc.	26,101	2,747,391
Merck KGaA	1,905	273,446
Novartis AG	28,026	3,871,461
Novo Nordisk AS - Class B	47,477	2,420,035
Orion OYJ - Class B	1,611	120,299
Otsuka Holdings Co. Ltd.	6,414	362,357
Pfizer, Inc.	59,791	1,488,796
Recordati Industria Chimica e Farmaceutica SpA	1,696	96,606
Roche Holding AG	10,357	4,280,217
Roche Holding AG (Bearer Shares)	472	199,295
Security Description	Shares	Value
Pharmaceuticals—(Continued)
Sandoz Group AG	6,162	$449,095
Sanofi SA	16,285	1,579,934
Shionogi & Co. Ltd.	11,090	200,664
Takeda Pharmaceutical Co. Ltd.	23,391	726,688
Teva Pharmaceutical Industries Ltd. (ADR) (a)	16,905	527,605
UCB SA	1,864	519,902
Viatris, Inc.	12,112	150,794
Zoetis, Inc.	4,634	583,050
		45,184,878
Professional Services — 0.4%
Automatic Data Processing, Inc.	4,253	1,093,999
Broadridge Financial Solutions, Inc.	1,228	274,053
Bureau Veritas SA	5,019	159,833
Computershare Ltd.	7,675	174,303
Dayforce, Inc. (a)	1,683	116,396
Equifax, Inc.	1,287	279,253
Experian PLC	13,524	611,643
Intertek Group PLC	2,277	141,215
Jacobs Solutions, Inc.	1,257	166,502
Leidos Holdings, Inc.	1,345	242,638
Paychex, Inc.	3,406	382,085
Paycom Software, Inc.	514	81,911
Randstad NV	1,600	60,828
Recruit Holdings Co. Ltd.	19,591	1,117,609
RELX PLC	26,905	1,088,261
SGS SA	2,441	279,847
Verisk Analytics, Inc.	1,466	327,929
Wolters Kluwer NV	3,428	355,917
		6,954,222
Real Estate Management & Development — 0.9%
abrdn European Logistics Income PLC	15,121	5,422
Allreal Holding AG	680	175,152
Amot Investments Ltd.	11,075	86,939
Aroundtown SA (a)	32,862	102,234
Atrium Ljungberg AB - B Shares	10,603	38,248
Azrieli Group Ltd.	2,321	262,732
CA Immobilien Anlagen AG	1,401	36,966
CapitaLand Investment Ltd.	139,261	293,609
Castellum AB	15,871	183,020
Catena AB	1,949	95,435
CBRE Group, Inc. - Class A (a)	3,083	495,716
Cibus Nordic Real Estate AB publ	3,565	56,849
City Developments Ltd.	18,236	113,268
Citycon OYJ (a)	3,595	16,829
CK Asset Holdings Ltd.	28,214	142,116
Corem Property Group AB - Class B	36,822	17,358
CoStar Group, Inc. (a)	4,457	299,689
Daito Trust Construction Co. Ltd.	4,140	78,956
Daiwa House Industry Co. Ltd.	8,223	273,082
Deutsche EuroShop AG	472	10,433
Deutsche Wohnen SE	2,282	55,499
Dios Fastigheter AB	4,661	33,225
Entra ASA	2,042	23,419
Fabege AB	8,721	78,205
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-14

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Real Estate Management & Development—(Continued)
Fastighets AB Balder - B Shares (a)	42,637	$315,085
FastPartner AB - Class A	2,170	11,182
Grainger PLC	32,512	79,528
Grand City Properties SA	3,157	36,437
Heba Fastighets AB - Class B	2,345	7,820
Heiwa Real Estate Co. Ltd.	1,817	25,870
Henderson Land Development Co. Ltd.	82,313	296,967
Hiag Immobilien Holding AG	195	29,213
Hongkong Land Holdings Ltd.	63,152	438,304
Hufvudstaden AB - A Shares	4,691	63,073
Hulic Co. Ltd. (b)	28,154	307,784
Hysan Development Co. Ltd.	27,399	66,399
Intea Fastigheter AB	2,929	21,164
Intershop Holding AG	249	51,665
Investis Holding SA	90	16,412
Kennedy-Wilson Holdings, Inc.	5,541	53,581
Kojamo OYJ (a)	7,050	84,721
LEG Immobilien SE	4,618	337,257
Lifestyle Communities Ltd. (a)	4,436	14,950
Logistea AB - Class B	12,811	19,941
Melisron Ltd.	1,117	144,723
Mitsubishi Estate Co. Ltd.	66,184	1,611,927
Mitsui Fudosan Co. Ltd.	159,769	1,817,756
Mobimo Holding AG	344	158,955
Neobo Fastigheter AB (a)	4,030	8,105
New World Development Co. Ltd. (a)	63,366	59,071
Nomura Real Estate Holdings, Inc.	24,133	148,694
NP3 Fastigheter AB	1,455	40,934
Nyfosa AB	7,377	59,525
Pandox AB	4,899	107,957
Peach Property Group AG (a)	2,014	16,029
Platzer Fastigheter Holding AB - Class B	2,904	23,449
PSP Swiss Property AG	2,114	382,981
Public Property Invest AS	7,069	16,274
Sagax AB - Class B	13,111	281,261
Samhallsbyggnadsbolaget i Norden AB (a)	44,249	22,103
Sino Land Co. Ltd.	220,213	288,573
Sirius Real Estate Ltd.	68,494	88,566
Stendorren Fastigheter AB (a)	786	17,241
StorageVault Canada, Inc.	10,343	35,191
Sumitomo Realty & Development Co. Ltd.	39,124	980,480
Sun Hung Kai Properties Ltd.	85,835	1,041,309
Sveafastigheter AB (a)	2,574	11,422
Swedish Logistic Property AB - Class B (a)	7,809	35,050
Swire Properties Ltd.	45,299	121,979
Swiss Prime Site AG	4,705	731,112
TAG Immobilien AG	8,352	129,533
Tokyo Tatemono Co. Ltd.	8,876	200,426
UOL Group Ltd.	21,045	142,922
VGP NV	621	71,700
Vonovia SE	44,044	1,269,884
Wallenstam AB - Class B	15,248	68,441
Wharf Holdings Ltd.	16,121	45,032
Wharf Real Estate Investment Co. Ltd.	96,194	303,106
Wihlborgs Fastigheter AB	12,478	123,426
		15,856,891
Security Description	Shares	Value
Residential REITs — 0.6%
Advance Residence Investment Corp.	121	$132,322
Altarea SCA	294	37,783
American Homes 4 Rent - Class A	15,813	507,597
Apartment Investment & Management Co. - Class A	6,047	35,919
AvalonBay Communities, Inc.	8,070	1,463,172
Boardwalk Real Estate Investment Trust	1,870	87,849
Camden Property Trust	6,005	661,030
Canadian Apartment Properties REIT	7,261	195,048
Centerspace	772	51,508
Comforia Residential REIT, Inc.	30	63,823
Daiwa Securities Living Investments Corp.	89	64,712
Elme Communities	4,031	70,139
Empiric Student Property PLC	30,762	32,237
Equity LifeStyle Properties, Inc.	8,893	539,005
Equity Residential	21,173	1,334,746
Essex Property Trust, Inc.	3,627	949,113
Home Invest Belgium SA	446	9,635
Home REIT PLC (a) (c) (d)	72,879	0
Independence Realty Trust, Inc.	11,022	192,665
Ingenia Communities Group	18,720	64,340
InterRent Real Estate Investment Trust	6,195	59,533
Invitation Homes, Inc.	34,252	951,863
Irish Residential Properties REIT PLC	23,501	25,870
Killam Apartment Real Estate Investment Trust	5,546	66,267
Mid-America Apartment Communities, Inc.	6,616	919,028
Mitsui Fudosan Accommodations Fund, Inc.	108	92,686
NexPoint Residential Trust, Inc.	1,030	31,003
Residential Secure Income PLC	8,536	6,627
Samty Residential Investment Corp.	16	11,892
Social Housing Reit PLC	17,190	16,065
Starts Proceed Investment Corp.	11	14,146
Sun Communities, Inc.	5,668	702,322
UDR, Inc.	18,453	676,856
UMH Properties, Inc.	3,678	58,517
UNITE Group PLC	19,243	144,671
Veris Residential, Inc.	3,457	51,440
Xior Student Housing NV	1,792	60,969
		10,382,398
Retail REITs — 1.0%
Acadia Realty Trust	6,046	124,185
AEON REIT Investment Corp.	78	68,302
Agree Realty Corp. (b)	5,234	377,005
Ascencio	274	17,196
Brixmor Property Group, Inc.	14,091	369,466
BWP Property Group Ltd.	25,878	67,796
Carmila SA (a)	2,918	58,227
Charter Hall Retail REIT	26,225	71,114
Choice Properties Real Estate Investment Trust	12,800	138,114
Crombie Real Estate Investment Trust	4,999	55,615
Curbline Properties Corp.	4,423	102,658
Eurocommercial Properties NV	1,944	59,514
Federal Realty Investment Trust	4,763	480,110
First Capital Real Estate Investment Trust	9,804	135,001
Fortune Real Estate Investment Trust	70,110	43,997
Frasers Centrepoint Trust	59,020	106,907
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-15

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Retail REITs—(Continued)
Frontier Real Estate Investment Corp.	113	$67,054
Fukuoka REIT Corp.	33	39,631
Getty Realty Corp.	2,475	67,741
Hamborner REIT AG	3,312	17,395
Hammerson PLC	23,641	104,496
HomeCo Daily Needs REIT	81,524	74,095
Immobiliare Grande Distribuzione SIIQ SpA	2,513	10,243
InvenTrust Properties Corp.	3,574	100,823
Japan Metropolitan Fund Invest	310	245,337
Kimco Realty Corp. (b)	38,049	771,253
Kite Realty Group Trust	9,966	238,885
Kiwi Property Group Ltd.	66,014	40,013
Klepierre SA	12,776	505,853
Lendlease Global Commercial REIT	79,764	38,423
Link REIT	158,165	704,473
LOTTE REIT Co. Ltd.	6,918	19,021
Macerich Co.	11,635	214,782
Mercialys SA	4,312	55,947
NETSTREIT Corp. (b)	3,852	67,949
NewRiver REIT PLC	18,191	16,875
NNN REIT, Inc.	8,654	342,958
Phillips Edison & Co., Inc.	5,785	205,772
Primaris Real Estate Investment Trust	5,457	61,983
Realty Income Corp.	52,060	2,934,622
Regency Centers Corp.	10,092	696,651
Region RE Ltd.	53,350	83,524
Retail Estates NV	535	40,074
RioCan Real Estate Investment Trust	13,739	187,184
Scentre Group	317,950	887,896
Simon Property Group, Inc.	18,430	3,411,577
SmartCentres Real Estate Investment Trust	5,963	111,870
Starhill Global REIT	65,180	30,172
Supermarket Income REIT PLC	56,892	62,500
Tanger, Inc.	5,120	170,854
Unibail-Rodamco-Westfield (a)	7,425	806,991
Urban Edge Properties	5,828	111,839
Vastned NV (a)	374	13,669
Vicinity Ltd.	235,241	400,230
Waypoint REIT Ltd.	28,707	48,791
Wereldhave NV	1,681	37,964
		16,322,617
Semiconductors & Semiconductor Equipment — 5.8%
Advanced Micro Devices, Inc. (a)	17,121	3,666,633
Advantest Corp.	11,231	1,417,846
Analog Devices, Inc.	5,173	1,402,918
Applied Materials, Inc.	8,378	2,153,062
ASM International NV	691	416,548
ASML Holding NV	5,722	6,116,337
BE Semiconductor Industries NV	1,077	167,480
Broadcom, Inc.	49,563	17,153,754
Disco Corp.	1,402	432,364
First Solar, Inc. (a)	1,128	294,667
Infineon Technologies AG	19,249	852,901
Intel Corp. (a)	47,152	1,739,909
Kioxia Holdings Corp. (a)	2,100	140,597
Security Description	Shares	Value
Semiconductors & Semiconductor Equipment—(Continued)
KLA Corp.	1,382	$1,679,241
Lam Research Corp.	13,208	2,260,945
Lasertec Corp. (b)	1,133	215,027
Microchip Technology, Inc.	5,683	362,121
Micron Technology, Inc.	11,804	3,368,980
Monolithic Power Systems, Inc.	504	456,805
Nova Ltd. (a)	434	144,641
NVIDIA Corp.	255,539	47,658,024
NXP Semiconductors NV	2,647	574,558
ON Semiconductor Corp. (a)	4,231	229,109
Qnity Electronics, Inc. - Class W/I	2,202	179,793
QUALCOMM, Inc.	11,263	1,926,536
Renesas Electronics Corp. (a)	24,800	339,643
SCREEN Holdings Co. Ltd.	1,148	111,302
Skyworks Solutions, Inc.	1,564	99,173
STMicroelectronics NV	9,983	258,719
Teradyne, Inc.	1,647	318,793
Texas Instruments, Inc.	9,555	1,657,697
Tokyo Electron Ltd.	6,634	1,456,943
		99,253,066
Software — 4.0%
Adobe, Inc. (a)	4,402	1,540,656
AppLovin Corp. - Class A (a)	2,847	1,918,366
Autodesk, Inc. (a)	2,240	663,062
Cadence Design Systems, Inc. (a)	2,862	894,604
Check Point Software Technologies Ltd. (a)	1,266	234,919
Crowdstrike Holdings, Inc. - Class A (a)	2,639	1,237,058
CyberArk Software Ltd. (a)	744	331,869
Dassault Systemes SE	9,887	276,147
Datadog, Inc. - Class A (a)	3,422	465,358
Fair Isaac Corp. (a)	249	420,964
Fortinet, Inc. (a)	6,647	527,838
Gen Digital, Inc. (b)	5,902	160,475
Intuit, Inc.	2,932	1,942,215
Microsoft Corp.	78,159	37,799,256
Monday.com Ltd. (a)	636	93,848
Nebius Group NV (a) (b)	3,127	261,746
Nemetschek SE	851	92,792
Nice Ltd. (a)	910	103,258
Oracle Corp.	17,688	3,447,568
Oracle Corp. Japan	544	45,849
Palantir Technologies, Inc. - Class A (a)	24,022	4,269,910
Palo Alto Networks, Inc. (a)	7,193	1,324,951
PTC, Inc. (a)	1,260	219,505
Roper Technologies, Inc.	1,132	503,887
Sage Group PLC	14,205	206,849
Salesforce, Inc.	10,011	2,652,014
SAP SE	15,393	3,766,334
ServiceNow, Inc. (a)	10,925	1,673,601
Synopsys, Inc. (a)	1,953	917,363
Trend Micro, Inc.	1,892	78,342
Tyler Technologies, Inc. (a)	452	205,185
WiseTech Global Ltd.	2,973	134,744
Workday, Inc. - Class A (a)	2,282	490,128
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-16

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Software—(Continued)
Xero Ltd. (a)	2,439	$184,417
		69,085,078
Specialized REITs — 1.0%
Abacus Storage King	18,572	18,775
American Tower Corp.	4,923	864,331
Arena REIT	18,067	42,818
Big Yellow Group PLC	8,575	120,411
Charter Hall Social Infrastructure REIT	15,307	31,440
Crown Castle, Inc.	4,580	407,025
CubeSmart	10,477	377,696
DigiCo Infrastructure REIT	19,259	35,483
Digital Core REIT Management Pte. Ltd.	39,390	20,042
Digital Realty Trust, Inc.	19,322	2,989,307
EPR Properties	3,453	172,305
Equinix, Inc.	5,557	4,257,551
Extra Space Storage, Inc.	11,984	1,560,556
Four Corners Property Trust, Inc.	4,850	111,841
Gaming & Leisure Properties, Inc.	12,567	561,619
Iron Mountain, Inc.	16,689	1,384,353
Keppel DC REIT	89,757	156,937
National Storage Affiliates Trust	3,259	91,936
National Storage REIT	56,120	102,031
Public Storage	8,972	2,328,234
Safehold, Inc.	2,572	35,211
Safestore Holdings PLC	9,841	97,621
SBA Communications Corp.	1,120	216,642
Shurgard Self Storage Ltd.	1,506	51,731
VICI Properties, Inc.	60,686	1,706,490
Weyerhaeuser Co.	7,581	179,594
		17,921,980
Specialty Retail — 0.8%
AutoZone, Inc. (a)	175	593,512
Avolta AG	1,296	76,862
Best Buy Co., Inc.	2,055	137,541
Carvana Co. (a)	1,487	627,544
Fast Retailing Co. Ltd.	2,799	1,015,064
H & M Hennes & Mauritz AB - B Shares (b)	7,277	146,377
Home Depot, Inc.	10,468	3,602,039
Industria de Diseno Textil SA	16,079	1,059,130
JD Sports Fashion PLC	37,150	42,182
Kingfisher PLC	25,639	107,507
Lowe's Cos., Inc.	5,898	1,422,362
Nitori Holdings Co. Ltd.	5,660	99,079
O'Reilly Automotive, Inc. (a)	8,877	809,671
Ross Stores, Inc.	3,420	616,079
Sanrio Co. Ltd.	2,600	81,571
TJX Cos., Inc.	11,704	1,797,851
Tractor Supply Co.	5,557	277,905
Ulta Beauty, Inc. (a)	472	285,565
Williams-Sonoma, Inc.	1,281	228,774
Zalando SE (a)	3,311	98,307
ZOZO, Inc.	6,533	54,031
		13,178,953
Security Description	Shares	Value
Technology Hardware, Storage & Peripherals — 2.7%
Apple, Inc.	155,389	$42,244,053
Canon, Inc.	12,798	378,852
Dell Technologies, Inc. - Class C	3,169	398,914
FUJIFILM Holdings Corp.	16,426	350,961
Hewlett Packard Enterprise Co.	13,958	335,271
HP, Inc.	9,829	218,990
Logitech International SA	2,252	229,350
NetApp, Inc.	2,099	224,782
Sandisk Corp. (a)	1,464	347,524
Seagate Technology Holdings PLC (b)	2,291	630,918
Super Micro Computer, Inc. (a) (b)	5,273	154,341
Western Digital Corp.	3,595	619,311
		46,133,267
Textiles, Apparel & Luxury Goods — 0.5%
adidas AG	2,521	496,256
Asics Corp.	10,263	247,243
Cie Financiere Richemont SA - Class A	7,924	1,710,128
Deckers Outdoor Corp. (a)	1,533	158,926
Hermes International SCA	467	1,153,817
Kering SA	1,097	387,089
Lululemon Athletica, Inc. (a)	1,135	235,864
LVMH Moet Hennessy Louis Vuitton SE	3,687	2,779,630
Moncler SpA	3,444	221,349
NIKE, Inc. - Class B	12,507	796,821
Pandora AS	1,165	128,858
Ralph Lauren Corp.	408	144,273
Swatch Group AG (Bearer Shares)	427	90,624
Tapestry, Inc.	2,152	274,961
		8,825,839
Tobacco — 0.4%
Altria Group, Inc.	17,653	1,017,872
British American Tobacco PLC	32,227	1,826,551
Imperial Brands PLC	11,281	474,274
Japan Tobacco, Inc. (b)	17,664	635,675
Philip Morris International, Inc.	16,370	2,625,748
		6,580,120
Trading Companies & Distributors — 0.5%
AddTech AB - B Shares	3,832	136,176
AerCap Holdings NV	2,601	373,920
Ashtead Group PLC	6,215	424,019
Beijer Ref AB	6,030	97,008
Brenntag SE	1,810	105,420
Bunzl PLC	4,789	133,646
Fastenal Co.	12,073	484,489
IMCD NV	871	79,240
ITOCHU Corp.	87,520	1,104,733
Marubeni Corp.	20,743	577,214
Mitsubishi Corp.	47,363	1,085,292
Mitsui & Co. Ltd.	36,278	1,072,222
MonotaRO Co. Ltd.	3,643	58,509
Rexel SA	3,307	129,988
SGH Ltd.	3,000	92,455
Sumitomo Corp.	15,997	553,254
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-17

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares/ Principal Amount*	Value
Trading Companies & Distributors—(Continued)
Toyota Tsusho Corp.	10,109	$340,908
United Rentals, Inc.	669	541,435
WW Grainger, Inc. (b)	460	464,163
		7,854,091
Transportation Infrastructure — 0.1%
Aena SME SA	11,056	309,500
Aeroports de Paris SA	511	66,761
Auckland International Airport Ltd.	24,991	119,811
Getlink SE	4,460	82,443
Transurban Group	45,906	434,145
		1,012,660
Water Utilities — 0.0%
American Water Works Co., Inc.	2,052	267,786
Severn Trent PLC	3,995	150,183
United Utilities Group PLC	10,054	161,739
		579,708
Wireless Telecommunication Services — 0.3%
KDDI Corp.	46,180	798,838
SoftBank Corp.	421,715	578,955
SoftBank Group Corp.	56,188	1,584,068
Tele2 AB - B Shares	8,072	135,446
T-Mobile U.S., Inc.	5,058	1,026,976
Vodafone Group PLC	282,326	375,131
		4,499,414
Total Common Stocks (Cost $597,929,988)		1,000,437,467

U.S. Treasury & Government Agencies—30.5%
Federal Agencies — 2.2%
Federal Farm Credit Banks Funding Corp.
4.125%, 01/22/26	2,135,000	2,135,542
4.625%, 03/05/26	1,425,000	1,427,547
Federal Home Loan Banks
4.125%, 01/15/27	1,565,000	1,575,019
4.625%, 11/17/26	5,685,000	5,733,557
Federal Home Loan Mortgage Corp.
6.250%, 07/15/32 (b)	2,554,000	2,892,726
6.750%, 03/15/31 (b)	2,509,000	2,859,239
Federal National Mortgage Association
6.625%, 11/15/30 (b)	10,946,000	12,342,090
7.250%, 05/15/30	7,228,000	8,256,704
		37,222,424
U.S. Treasury — 28.3%
U.S. Treasury Bonds
1.125%, 05/15/40	5,291,000	3,357,098
1.250%, 05/15/50	1,371,200	656,355
2.250%, 08/15/46	12,501,700	8,227,193
2.250%, 08/15/49	3,018,100	1,892,797
2.250%, 02/15/52	10,134,700	6,148,912
2.375%, 11/15/49	3,241,800	2,082,223
Security Description	Principal Amount*	Value
U.S. Treasury—(Continued)
U.S. Treasury Bonds
2.500%, 02/15/45	3,923,400	$2,778,564
2.750%, 08/15/47	2,487,400	1,777,131
2.875%, 05/15/43	3,596,200	2,791,691
2.875%, 08/15/45	6,735,300	5,052,001
2.875%, 05/15/49	2,619,500	1,879,184
2.875%, 05/15/52	6,427,100	4,490,936
3.000%, 05/15/45	1,975,000	1,519,979
3.000%, 02/15/47	2,293,600	1,726,740
3.000%, 05/15/47	2,558,200	1,921,048
3.000%, 02/15/48	1,892,700	1,408,435
3.000%, 08/15/48	6,630,600	4,909,493
3.000%, 02/15/49	1,948,700	1,435,492
3.125%, 02/15/43	5,073,900	4,103,715
3.625%, 08/15/43	5,467,900	4,719,908
3.625%, 02/15/53	1,898,200	1,536,801
3.625%, 05/15/53	7,244,800	5,860,647
3.750%, 08/15/41	2,588,700	2,333,066
4.000%, 11/15/52 (b)	2,014,500	1,746,871
4.250%, 08/15/54	3,462,400	3,130,496
4.375%, 05/15/41	873,000	850,629
4.500%, 02/15/36 (b)	4,310,500	4,448,907
4.500%, 08/15/39	3,327,600	3,333,319
4.500%, 11/15/54	1,031,300	972,725
4.625%, 02/15/55	2,319,300	2,234,048
4.750%, 02/15/37	2,305,700	2,415,041
4.750%, 11/15/53 (b)	3,149,500	3,091,800
4.750%, 05/15/55 (b)	6,944,000	6,823,565
4.750%, 08/15/55 (b)	3,334,000	3,277,739
5.250%, 11/15/28 (f)	12,075,700	12,636,088
5.250%, 02/15/29 (b)	4,385,300	4,612,102
5.500%, 08/15/28 (b)	4,001,800	4,199,389
6.125%, 11/15/27 (f)	13,259,200	13,886,940
6.250%, 05/15/30	2,878,800	3,173,989
6.375%, 08/15/27 (b)	1,831,000	1,913,824
U.S. Treasury Notes
0.625%, 08/15/30	2,950,500	2,567,396
1.250%, 06/30/28	13,853,000	13,111,107
1.375%, 11/15/31	8,003,800	6,971,748
1.500%, 01/31/27	4,730,000	4,628,933
1.500%, 02/15/30	4,515,500	4,147,557
1.875%, 02/28/27	9,607,700	9,430,183
1.875%, 02/15/32 (f)	14,127,500	12,599,412
2.250%, 02/15/27	6,859,800	6,764,942
2.250%, 08/15/27 (g)	22,370,000	21,934,834
2.250%, 11/15/27 (g)	23,594,500	23,070,997
2.375%, 05/15/29	13,154,000	12,647,366
2.625%, 02/15/29	6,069,100	5,901,251
2.750%, 08/15/32	7,848,700	7,316,153
2.875%, 05/15/28	2,762,800	2,723,408
2.875%, 05/15/32	16,169,900	15,246,447
3.125%, 11/15/28	4,377,400	4,328,496
3.375%, 09/15/28 (b)	3,882,000	3,866,078
3.375%, 05/15/33	8,062,700	7,751,215
3.500%, 04/30/28	2,837,900	2,837,457
3.500%, 09/30/29	2,654,500	2,642,161
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-18

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value
U.S. Treasury—(Continued)
U.S. Treasury Notes
3.500%, 02/15/33	6,097,900	$5,926,158
3.625%, 03/31/28	2,769,200	2,776,556
3.625%, 05/31/28	1,413,400	1,417,099
3.625%, 08/31/29	3,972,900	3,972,279
3.625%, 09/30/31	5,842,600	5,784,174
3.750%, 12/31/28	5,386,100	5,416,607
3.750%, 12/31/30	7,674,300	7,678,197
3.875%, 12/31/27	5,689,200	5,731,647
3.875%, 09/30/32	11,397,000	11,361,830
3.875%, 08/15/33	6,278,300	6,226,063
3.875%, 08/15/34	7,095,700	6,986,493
4.000%, 02/29/28	5,184,800	5,238,876
4.000%, 06/30/28	5,729,100	5,796,238
4.000%, 01/31/29	3,185,500	3,226,065
4.000%, 07/31/32	6,525,500	6,559,657
4.000%, 02/15/34	8,198,600	8,172,979
4.125%, 10/31/27	4,147,900	4,193,916
4.125%, 03/31/29	3,453,300	3,510,495
4.125%, 10/31/31	1,985,600	2,016,160
4.125%, 11/15/32 (b)	6,941,500	7,020,948
4.250%, 02/28/29	5,982,100	6,103,144
4.250%, 06/30/29	7,470,400	7,628,271
4.250%, 11/15/34	1,518,800	1,534,759
4.250%, 05/15/35	5,767,200	5,814,960
4.375%, 08/31/28	9,731,800	9,937,460
4.375%, 11/30/28	3,178,900	3,251,046
4.375%, 05/15/34	3,233,200	3,304,053
4.500%, 05/31/29	3,715,100	3,821,909
4.500%, 11/15/33	6,607,100	6,822,089
4.625%, 09/30/28 (b)	3,891,900	4,001,968
4.625%, 04/30/29	2,504,200	2,585,097
4.625%, 05/31/31	2,124,200	2,210,994
4.625%, 02/15/35	3,176,500	3,297,232
		485,169,441
Total U.S. Treasury & Government Agencies (Cost $547,359,535)		522,391,865

Foreign Government—8.5%
Sovereign — 8.5%
Australia Government Bonds
2.500%, 05/21/30 (AUD)	1,867,000	1,159,536
2.750%, 05/21/41 (AUD)	224,000	113,616
3.000%, 11/21/33 (AUD)	884,000	528,106
3.750%, 04/21/37 (AUD)	1,257,000	760,661
4.750%, 06/21/54 (AUD)	151,000	93,753
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 02/15/31 (EUR)	1,527,148	1,585,809
Zero Coupon, 08/15/50 (EUR)	1,204,444	608,223
1.250%, 08/15/48 (EUR)	263,072	204,261
2.200%, 02/15/34 (EUR)	1,214,529	1,370,617
2.500%, 08/15/54 (EUR)	389,451	377,259
3.250%, 07/04/42 (EUR)	353,597	414,491
4.250%, 07/04/39 (EUR)	1,677,500	2,215,339
Security Description	Principal Amount*	Value

Sovereign—(Continued)
Bundesrepublik Deutschland Bundesanleihe
5.500%, 01/04/31 (EUR)	2,536,600	$3,402,826
Bundesschatzanweisungen
2.200%, 03/11/27 (EUR)	6,185,000	7,282,124
Canada Government Bonds
1.250%, 03/01/27 (CAD)	3,601,000	2,587,457
2.750%, 06/01/33 (CAD)	2,578,000	1,818,640
3.500%, 12/01/45 (CAD)	1,363,000	959,537
5.750%, 06/01/29 (CAD)	1,511,000	1,205,398
Denmark Government Bonds
0.500%, 11/15/29 (DKK)	2,246,769	332,163
4.500%, 11/15/39 (DKK)	2,059,107	381,130
Finland Government Bonds
0.125%, 09/15/31 (144A) (EUR)	852,000	863,975
1.375%, 04/15/27 (144A) (EUR)	1,294,000	1,507,597
1.375%, 04/15/47 (144A) (EUR)	224,000	172,199
French Republic Government Bonds OAT
Zero Coupon, 05/25/32 (144A) (EUR)	309,077	299,702
0.250%, 11/25/26 (144A) (EUR)	7,907,000	9,139,355
1.250%, 05/25/36 (144A) (EUR)	2,117,382	1,982,840
1.500%, 05/25/50 (144A) (EUR)	1,594,779	1,080,843
2.500%, 05/25/30 (144A) (EUR)	4,343,067	5,061,568
3.000%, 05/25/33 (144A) (EUR)	3,353,071	3,885,685
3.250%, 05/25/45 (144A) (EUR)	1,471,647	1,522,962
4.000%, 04/25/60 (144A) (EUR)	292,000	313,142
Ireland Government Bonds
0.200%, 10/18/30 (EUR)	539,399	567,672
1.300%, 05/15/33 (EUR)	355,000	375,038
2.000%, 02/18/45 (EUR)	193,922	179,651
Italy Buoni Poliennali Del Tesoro
0.850%, 01/15/27 (EUR)	4,133,000	4,798,127
1.650%, 03/01/32 (144A) (EUR)	8,320,000	9,054,312
1.800%, 03/01/41 (144A) (EUR)	529,000	471,794
3.250%, 09/01/46 (144A) (EUR)	196,000	202,525
3.800%, 08/01/28 (EUR)	773,000	940,642
3.850%, 09/01/49 (144A) (EUR)	1,487,000	1,662,768
5.000%, 08/01/39 (144A) (EUR)	482,000	639,016
Japan Government Forty Year Bonds
1.700%, 03/20/54 (JPY)	262,150,000	1,167,307
Japan Government Ten Year Bonds
0.100%, 06/20/31 (JPY)	510,050,000	3,002,275
1.200%, 12/20/34 (JPY)	162,150,000	969,960
Japan Government Thirty Year Bonds
0.400%, 12/20/49 (JPY)	513,900,000	1,747,207
0.500%, 09/20/46 (JPY)	196,300,000	774,159
0.700%, 06/20/51 (JPY)	105,450,000	368,994
0.700%, 12/20/51 (JPY)	228,000,000	786,981
1.800%, 09/20/43 (JPY)	35,400,000	194,329
1.900%, 09/20/42 (JPY)	354,800,000	2,013,236
2.300%, 03/20/40 (JPY)	34,600,000	214,839
Japan Government Twenty Year Bonds
0.500%, 09/20/36 (JPY)	732,900,000	3,947,713
1.500%, 03/20/33 (JPY)	274,550,000	1,719,303
1.700%, 09/20/32 (JPY)	125,600,000	800,291
1.700%, 09/20/33 (JPY)	119,000,000	752,038
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-19

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Foreign Government—(Continued)
Preferred Stocks—0.0%
Security Description	Principal Amount*	Value

Sovereign—(Continued)
Japan Government Two Year Bonds
0.600%, 12/01/26 (JPY)	706,200,000	$4,497,066
0.600%, 01/01/27 (JPY)	510,100,000	3,246,742
0.700%, 02/01/27 (JPY)	509,600,000	3,245,447
0.800%, 03/01/27 (JPY)	509,000,000	3,244,745
Kingdom of Belgium Government Bonds
0.800%, 06/22/27 (144A) (EUR)	569,000	656,334
0.900%, 06/22/29 (144A) (EUR)	663,616	739,887
1.250%, 04/22/33 (144A) (EUR)	1,077,905	1,122,852
1.600%, 06/22/47 (144A) (EUR)	967,081	733,331
4.250%, 03/28/41 (144A) (EUR)	185,177	227,891
5.000%, 03/28/35 (144A) (EUR)	202,222	269,672
Mexico Bonos
7.500%, 05/26/33 (MXN)	20,731,700	1,070,772
7.750%, 05/29/31 (MXN)	19,804,200	1,059,468
Netherlands Government Bonds
Zero Coupon, 07/15/31 (144A) (EUR)	1,572,533	1,602,076
Zero Coupon, 01/15/52 (144A) (EUR)	233,051	109,660
2.750%, 01/15/47 (144A) (EUR)	210,328	220,426
3.750%, 01/15/42 (144A) (EUR)	472,291	581,374
5.500%, 01/15/28 (144A) (EUR)	581,117	727,975
New Zealand Government Bonds
2.000%, 05/15/32 (NZD)	1,354,000	690,169
Norway Government Bonds
1.250%, 09/17/31 (144A) (NOK)	3,871,000	331,752
Portugal Obrigacoes do Tesouro OT
2.875%, 10/20/34 (144A) (EUR)	1,056,858	1,224,221
Republic of Austria Government Bonds
Zero Coupon, 02/20/31 (144A) (EUR)	786,000	807,533
0.500%, 04/20/27 (144A) (EUR)	1,545,000	1,780,449
3.150%, 06/20/44 (144A) (EUR)	729,000	801,646
4.150%, 03/15/37 (144A) (EUR)	329,000	418,716
Republic of Poland Government Bonds
5.750%, 04/25/29 (PLN)	5,998,000	1,751,759
Singapore Government Bonds
2.750%, 03/01/46 (SGD)	252,000	213,694
2.875%, 08/01/28 (SGD)	560,000	449,805
3.375%, 09/01/33 (SGD)	497,000	422,117
Spain Government Bonds
1.000%, 10/31/50 (144A) (EUR)	759,000	475,608
1.450%, 10/31/27 (144A) (EUR)	658,000	764,072
1.950%, 07/30/30 (144A) (EUR)	3,180,000	3,636,611
2.900%, 10/31/46 (144A) (EUR)	778,000	787,772
3.550%, 10/31/33 (144A) (EUR)	1,105,000	1,342,650
4.200%, 01/31/37 (144A) (EUR)	1,781,000	2,245,252
Sweden Government Bonds
1.750%, 11/11/33 (SEK)	2,965,000	302,287
U.K. Gilts
1.000%, 01/31/32 (GBP)	5,456,787	6,143,347
1.750%, 01/22/49 (GBP)	527,490	386,242
4.250%, 12/07/46 (GBP)	3,527,007	4,218,182
4.500%, 03/07/35 (GBP)	1,519,410	2,051,518
Total Foreign Government (Cost $160,470,577)		145,182,111

Security Description	Shares/ Principal Amount*	Value

Automobiles — 0.0%
Bayerische Motoren Werke AG	806	$86,624
Dr. Ing hc F Porsche AG	1,679	89,966
Porsche Automobil Holding SE	2,258	105,886
Volkswagen AG	3,040	369,736
		652,212
Household Products — 0.0%
Henkel AG & Co. KGaA	2,364	193,208
Life Sciences Tools & Services — 0.0%
Sartorius AG	386	111,601
Total Preferred Stocks (Cost $1,163,566)		957,021

Investment Companies—0.0%
Exchange-Traded Funds — 0.0%
iShares U.S. Real Estate ETF	1,287	120,837
Vanguard Global ex-U.S. Real Estate ETF	1,704	78,111
Total Investment Companies (Cost $199,253)		198,948

Rights—0.0%
Office REITs — 0.0%
Keppel DC REIT (a) (Cost $0)	25,081	261

Short-Term Investments—1.7%
Repurchase Agreement—1.7%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $28,946,799; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $29,521,743	28,942,779	28,942,779
Total Short-Term Investments (Cost $28,942,779)		28,942,779

Securities Lending Reinvestments (h)—0.6%
Short-Term Investment Funds—0.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 3.640% (i)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (i)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (i)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 3.690% (i)	1,000,000	1,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (i)	1,000,000	1,000,000
		5,000,000
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-20

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—0.3%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $1,000,209; collateralized by various Common Stock with an aggregate market value of $1,113,676	1,000,000	$1,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $1,903,535; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $1,941,605	1,903,130	1,903,130
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $900,196; collateralized by various Common Stock with an aggregate market value of $1,000,110	900,000	900,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $1,000,214; collateralized by various Common Stock with an aggregate market value of $1,111,232	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $26,602; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $27,129	26,597	26,597
		4,829,727
Total Securities Lending Reinvestments (Cost $9,829,727)		9,829,727
Total Investments—99.6% (Cost $1,345,895,425)		1,707,940,179
Other assets and liabilities (net)—0.4%		7,089,073
Net Assets—100.0%		$1,715,029,252

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $55,038,150 and the collateral received consisted of cash in the amount of $9,829,727 and non-cash collateral with a value of $47,268,040. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of
U.S. government securities that are held in safe-keeping by the lending agent, or a third-
party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.

(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2025, these securities represent 0.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2025, the market value of securities pledged was $24,136,211.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2025, the market value of securities pledged was $23,609,305.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$59,468,043, which is 3.5% of net assets.

Transactions in Securities of Affiliated Issuers
A summary of the Portfolio’s transactions in the securities of affiliated issuers for the year ended December 31, 2025 is as follows.
Security Description	Market Value December 31, 2024	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2025
MetLife, Inc.	$599,362	$(120,571)	$60,490	$(79,850)	$459,431

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2025
MetLife, Inc.	$15,885	5,820
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-21

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$127,482,443	$165,625,673	$186 ,142,366	$284,178,582
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(3,997,004)	$—	$—	$—	$(3,997,004)
U.S. Treasury & Government Agencies	(5,832,723)	—	—	—	(5,832,723)
Total Borrowings	$(9,829,727)	$—	$—	$—	$(9,829,727)
Gross amount of recognized liabilities for securities lending transactions					$(9,829,727)
Investments in Derivative Instruments
Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	12,446,248	BOA	01/28/26	USD	8,088,543	$218,586
CAD	22,943,419	BOA	02/05/26	USD	16,607,386	134,099
CAD	23,053,761	BBP	02/05/26	USD	16,517,705	304,295
CAD	4,843,868	UBSA	02/05/26	USD	3,471,971	62,530
EUR	17,915,865	BBP	01/29/26	USD	21,101,412	(22,739)
EUR	2,982,079	BBP	01/29/26	USD	3,447,902	60,623
EUR	14,293,223	GSBU	01/29/26	USD	16,686,080	130,422
EUR	350,527	SSBT	01/29/26	USD	409,407	3,000
EUR	350,270	SSBT	01/29/26	USD	408,560	3,545
EUR	359,688	SSBT	01/29/26	USD	416,419	6,766
JPY	59,463,354	SSBT	01/23/26	USD	382,166	(1,967)
JPY	62,104,925	SSBT	01/23/26	USD	397,829	(741)
NOK	169,327,659	MSIP	02/13/26	USD	16,736,229	62,698
NZD	1,993,688	HSBCU	01/28/26	USD	1,122,522	26,341
NZD	14,070,372	HSBCU	01/28/26	USD	7,922,154	185,897
SEK	135,848,193	UBSA	02/13/26	USD	14,420,410	365,788

Contracts to Deliver
AUD	4,194,762	BOA	01/28/26	USD	2,726,084	(73,670)
AUD	25,968,764	HSBCU	01/28/26	USD	17,222,484	(110,117)
AUD	12,446,248	UBSA	01/28/26	USD	8,041,695	(265,433)
AUD	1,032,780	UBSA	01/28/26	USD	667,294	(22,025)
CAD	459,089	SSBT	02/05/26	USD	329,393	(5,598)
CAD	8,699,920	UBSA	02/05/26	USD	6,235,898	(112,309)
CHF	22,645,689	BOA	01/29/26	USD	28,444,034	(216,486)
DKK	4,633,522	SSBT	02/13/26	USD	723,465	(7,254)
EUR	11,903,865	CBNA	02/19/26	USD	14,032,396	13,238
EUR	2,988,382	JPMC	01/29/26	USD	3,480,169	(35,772)
EUR	73,356,525	MSIP	01/29/26	USD	85,141,105	(1,165,541)
EUR	9,687,509	MSIP	01/29/26	USD	11,243,787	(153,922)
EUR	17,403,764	NWM	02/12/26	USD	20,323,958	(165,707)
EUR	9,687,509	SG	02/05/26	USD	11,225,352	(176,138)
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-22

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Forward Foreign Currency Exchange Contracts — (Continued)
Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	12,050,834	SCB	02/26/26	USD	14,174,374	$(22,519)
EUR	11,237,440	SSBT	01/29/26	USD	13,095,778	(125,482)
EUR	348,349	SSBT	01/29/26	USD	405,140	(4,705)
EUR	220,091	SSBT	01/29/26	USD	255,460	(3,486)
EUR	386,298	SSBT	01/29/26	USD	454,956	462
GBP	3,126,815	BBP	02/26/26	USD	4,130,534	(83,793)
GBP	30,481,629	DBAG	02/26/26	USD	40,584,612	(498,588)
GBP	9,578,328	DBAG	02/26/26	USD	12,753,017	(156,673)
JPY	2,502,428,536	BOA	01/23/26	USD	16,603,713	603,600
JPY	2,591,919,973	BOA	01/23/26	USD	17,197,492	625,186
JPY	308,626,362	BBP	01/23/26	USD	2,018,251	44,946
JPY	2,605,772,250	DBAG	01/23/26	USD	16,701,149	40,275
JPY	983,883,002	DBAG	01/23/26	USD	6,430,900	140,116
JPY	1,150,466,379	JPMC	01/23/26	USD	7,384,544	28,654
JPY	418,829,445	JPMC	01/23/26	USD	2,707,773	29,847
JPY	2,586,356,556	JPMC	03/12/26	USD	16,712,404	106,885
JPY	11,425,238	SSBT	01/23/26	USD	74,777	1,726
JPY	46,561,638	SSBT	01/23/26	USD	299,556	1,849
MXN	33,123,160	BNP	03/12/26	USD	1,827,233	(270)
MXN	3,414,666	SSBT	03/12/26	USD	188,455	58
NOK	88,620,309	BOA	02/13/26	USD	8,743,777	(48,207)
NOK	80,707,350	MSIP	02/13/26	USD	7,933,728	(73,215)
NOK	6,457,198	MSIP	02/13/26	USD	634,758	(5,858)
NOK	3,337,805	SSBT	02/13/26	USD	329,732	(1,411)
NZD	1,993,688	CBNA	01/28/26	USD	1,130,834	(18,029)
NZD	1,160,121	SSBT	01/28/26	USD	657,272	(11,248)
PLN	6,179,293	GSBU	01/22/26	USD	1,693,286	(27,791)
SEK	86,873,503	BOA	02/13/26	USD	9,284,482	(171,138)
SEK	2,807,637	SSBT	02/13/26	USD	297,865	(7,728)
SGD	1,363,870	BBH	02/26/26	USD	1,063,598	(1,092)
Net Unrealized Depreciation						$(595,220)
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/16/26	323	AUD	35,363,351	$67,068
Canada Government Bond 10 Year Futures	03/20/26	375	CAD	45,341,250	(27,733)
MSCI EAFE Index Futures	03/20/26	11	USD	1,596,155	3,565
MSCI Emerging Markets Index Futures	03/20/26	497	USD	35,073,290	498,243
MSCI Singapore Index Futures.	01/29/26	4	SGD	178,300	86
Russell 2000 Index E-Mini Futures	03/20/26	441	USD	55,080,900	(1,672,442)
S&P 500 Index E-Mini Futures	03/20/26	77	USD	26,536,125	(287,459)
S&P Midcap 400 Index E-Mini Futures	03/20/26	168	USD	55,863,360	(1,635,407)
S&P TSX 60 Index Futures	03/19/26	86	CAD	32,024,680	94,035
U.K. Long Gilt Bond Futures	03/27/26	36	GBP	3,289,320	34,745
U.S. Treasury Note 2 Year Futures	03/31/26	28	USD	5,846,094	2,754
U.S. Treasury Note 5 Year Futures	03/31/26	8	USD	874,438	(1,261)
U.S. Treasury Note 10 Year Futures	03/20/26	56	USD	6,296,500	(23,803)
U.S. Treasury Ultra Long Bond Futures	03/20/26	22	USD	2,596,000	(36,069)
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-23

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Futures Contracts — (Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	03/20/26	(742)	EUR	(43,340,220)	$(842,661)
Euro-Bund Futures	03/06/26	(104)	EUR	(13,267,280)	19,529
FTSE 100 Index Futures	03/20/26	(127)	GBP	(12,625,070)	(391,293)
Hang Seng Index Futures	01/29/26	(6)	HKD	(7,694,400)	11,736
Japanese Government 10 Year Bond Futures	03/13/26	(65)	JPY	(8,606,650,000)	439,735
OMX Stockholm 30 Index Futures	01/16/26	(22)	SEK	(6,369,550)	(18,261)
SPI 200 Index Futures	03/19/26	(124)	AUD	(26,895,600)	(138,841)
TOPIX Index Futures	03/12/26	(24)	JPY	(819,240,000)	(44,163)
Net Unrealized Depreciation					$(3,947,897)
Centrally Cleared Interest Rate Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Pay	12M SOFR	Annually	3.743%	Annually	12/22/35	USD	425,500,000	$(2,042,017)	$—	$(2,042,017)
OTC Total Return Swap Contracts
Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Receive	0.000%	Maturity	03/20/26	MSCS	Swiss Market Index Futures	CHF	5,699,810	$(140,475)	$—	$(140,475)
Receive	0.000%	Maturity	03/20/26	MSCS	Swiss Market Index Futures	CHF	1,690,783	(32,985)	—	(32,985)
Totals								$(173,460)	$—	$(173,460)

(1)	There were no upfront premiums paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).
Securities in the amount of $25,395 have been received at the custodian bank as collateral for forward foreign currency exchange contracts.
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Equity			OTC swap contracts at market value	$173,460
	Unrealized appreciation on futures contracts (a) (b)	$607,665	Unrealized depreciation on futures contracts (a) (b)	5,030,527
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,201,432	Unrealized depreciation on forward foreign currency exchange contracts	3,796,652
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (b) (c)	2,042,017
	Unrealized appreciation on futures contracts (a) (b)	563,831	Unrealized depreciation on futures contracts (a) (b)	88,866
Total		$4,372,928		$11,131,522

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin is reported within the Consolidated
Statement of Assets and Liabilities.

(b)	Financial instrument not subject to a master netting agreement.
(c)
Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated
Statement of Assets and Liabilities.

§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-24

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2025.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America NA	$1,581,471	$(509,501)	$—	$1,071,970
Barclays Bank PLC	409,864	(106,532)	—	303,332
Citibank NA	13,238	(13,238)	—	—
Deutsche Bank AG	180,391	(180,391)	—	—
Goldman Sachs Bank USA	130,422	(27,791)	—	102,631
HSBC Bank USA	212,238	(110,117)	—	102,121
JPMorgan Chase Bank NA	165,386	(35,772)	(25,395)	104,219
Morgan Stanley & Co. International PLC	62,698	(62,698)	—	—
State Street Bank and Trust Co.	17,406	(17,406)	—	—
UBS AG	428,318	(399,767)	—	28,551
	$3,201,432	$(1,463,213)	$(25,395)	$1,712,824
The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2025.
Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America NA	$509,501	$(509,501)	$—	$—
Barclays Bank PLC	106,532	(106,532)	—	—
BNP Paribas SA	270	—	—	270
Brown Brothers Harriman & Co.	1,092	—	—	1,092
Citibank NA	18,029	(13,238)	—	4,791
Deutsche Bank AG	655,261	(180,391)	—	474,870
Goldman Sachs Bank USA	27,791	(27,791)	—	—
HSBC Bank USA	110,117	(110,117)	—	—
JPMorgan Chase Bank NA	35,772	(35,772)	—	—
Morgan Stanley & Co. International PLC	1,398,536	(62,698)	—	1,335,838
Morgan Stanley Capital Services LLC	173,460	—	(173,460)	—
NatWest Markets PLC	165,707	—	—	165,707
Societe Generale Paris	176,138	—	—	176,138
Standard Chartered Bank	22,519	—	—	22,519
State Street Bank and Trust Co.	169,620	(17,406)	—	152,214
UBS AG	399,767	(399,767)	—	—
	$3,970,112	$(1,463,213)	$(173,460)	$2,333,439

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(12,306,428)	$(12,306,428)
Futures contracts	406,438	—	(31,283,035)	—	(30,876,597)
Swap contracts	11,598,596	419,873	(1,136,636)	—	10,881,833
	$12,005,034	$419,873	$(32,419,671)	$(12,306,428)	$(32,301,192)
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-25

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(4,384,722)	$(4,384,722)
Futures contracts	443,550	4,322,761	—	4,766,311
Swap contracts	(1,928,213)	(183,426)	—	(2,111,639)
	$(1,484,663)	$4,139,335	$(4,384,722)	$(1,730,050)
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$490,187,399
Futures contracts long	227,125,443
Futures contracts short	(143,965,010)
Swap contracts	483,876,283

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$13,533,136	$10,258,378	$—	$23,791,514
Air Freight & Logistics	1,839,892	1,616,879	—	3,456,771
Automobile Components	172,876	1,750,516	—	1,923,392
Automobiles	14,626,492	6,724,248	—	21,350,740
Banks	22,430,370	45,096,083	—	67,526,453
Beverages	6,498,678	3,246,746	—	9,745,424
Biotechnology	10,280,043	2,025,143	—	12,305,186
Broadline Retail	24,746,470	2,849,213	—	27,595,683
Building Products	2,759,734	2,706,571	—	5,466,305
Capital Markets	21,334,771	9,496,999	—	30,831,770
Chemicals	5,913,087	6,136,942	—	12,050,029
Commercial Services & Supplies	2,792,768	1,066,845	—	3,859,613
Communications Equipment	5,441,191	908,510	—	6,349,701
Construction & Engineering	1,295,260	2,944,696	—	4,239,956
Construction Materials	1,670,652	1,322,931	—	2,993,583
Consumer Finance	4,026,427	—	—	4,026,427
Consumer Staples Distribution & Retail	10,947,432	3,498,324	—	14,445,756
Containers & Packaging	1,124,517	—	—	1,124,517
Distributors	258,809	57,103	—	315,912
Diversified Consumer Services	—	119,958	—	119,958
Diversified REITs	1,348,170	5,346,640	—	6,694,810
Diversified Telecommunication Services	3,657,864	5,055,826	—	8,713,690
Electric Utilities	9,073,122	6,011,858	—	15,084,980
Electrical Equipment	5,238,485	8,480,325	—	13,718,810
Electronic Equipment, Instruments & Components	4,549,540	3,036,315	—	7,585,855
Energy Equipment & Services	1,325,648	106,713	—	1,432,361
Entertainment	9,736,765	2,185,412	—	11,922,177
Financial Services	23,790,899	3,613,374	—	27,404,273
Food Products	2,769,370	6,644,745	—	9,414,115
Gas Utilities	282,959	915,465	—	1,198,424
Ground Transportation	5,251,281	1,206,596	—	6,457,877
Health Care Equipment & Supplies	12,505,554	5,120,360	—	17,625,914
Health Care Providers & Services	10,342,794	768,503	0	11,111,297
Health Care REITs	12,664,480	662,803	—	13,327,283
Health Care Technology	—	212,739	—	212,739
Hotel & Resort REITs	1,494,883	431,411	—	1,926,294
Hotels, Restaurants & Leisure	11,296,343	3,311,093	—	14,607,436
Household Durables	1,455,925	3,058,064	—	4,513,989
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-26

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Household Products	$4,884,602	$1,272,736	$—	$6,157,338
Independent Power and Renewable Electricity Producers	647,041	773,621	—	1,420,662
Industrial Conglomerates	2,196,740	6,467,710	—	8,664,450
Industrial REITs	9,278,424	6,188,211	—	15,466,635
Insurance	10,894,743	17,759,548	—	28,654,291
Interactive Media & Services	49,693,003	530,486	—	50,223,489
IT Services	5,999,587	2,527,221	—	8,526,808
Leisure Products	114,964	343,059	—	458,023
Life Sciences Tools & Services	5,672,982	1,079,720	—	6,752,702
Machinery	9,873,306	9,638,041	—	19,511,347
Marine Transportation	—	889,002	—	889,002
Media	2,231,389	576,394	—	2,807,783
Metals & Mining	2,550,100	8,752,197	—	11,302,297
Multi-Utilities	3,553,817	3,008,252	—	6,562,069
Office REITs	2,019,731	2,457,199	—	4,476,930
Oil, Gas & Consumable Fuels	15,961,863	9,285,997	—	25,247,860
Paper & Forest Products	—	491,832	—	491,832
Passenger Airlines	1,078,765	890,729	—	1,969,494
Personal Care Products	618,237	4,140,022	—	4,758,259
Pharmaceuticals	20,870,321	24,314,557	—	45,184,878
Professional Services	2,964,766	3,989,456	—	6,954,222
Real Estate Management & Development	884,177	14,972,714	—	15,856,891
Residential REITs	9,604,620	777,778	0	10,382,398
Retail REITs	11,478,897	4,843,720	—	16,322,617
Semiconductors & Semiconductor Equipment	87,182,718	12,070,348	—	99,253,066
Software	64,196,346	4,888,732	—	69,085,078
Specialized REITs	17,244,691	677,289	—	17,921,980
Specialty Retail	10,398,843	2,780,110	—	13,178,953
Technology Hardware, Storage & Peripherals	45,174,104	959,163	—	46,133,267
Textiles, Apparel & Luxury Goods	1,610,845	7,214,994	—	8,825,839
Tobacco	3,643,620	2,936,500	—	6,580,120
Trading Companies & Distributors	1,864,007	5,990,084	—	7,854,091
Transportation Infrastructure	—	1,012,660	—	1,012,660
Water Utilities	267,786	311,922	—	579,708
Wireless Telecommunication Services	1,026,976	3,472,438	—	4,499,414
Total Common Stocks	674,158,698	326,278,769	0	1,000,437,467
Total U.S. Treasury & Government Agencies*	—	522,391,865	—	522,391,865
Total Foreign Government*	—	145,182,111	—	145,182,111
Total Preferred Stocks*	—	957,021	—	957,021
Total Investment Companies*	198,948	—	—	198,948
Total Rights*	—	261	—	261
Total Short-Term Investments*	—	28,942,779	—	28,942,779
Securities Lending Reinvestments
Short-Term Investment Funds	5,000,000	—	—	5,000,000
Repurchase Agreements	—	4,829,727	—	4,829,727
Total Securities Lending Reinvestments	5,000,000	4,829,727	—	9,829,727
Total Investments	$679,357,646	$1,028,582,533	$0	$1,707,940,179
Collateral for Securities Loaned (Liability)	$—	$(9,829,727)	$—	$(9,829,727)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,201,432	$—	$3,201,432
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(3,796,652)	—	(3,796,652)
Total Forward Contracts	$—	$(595,220)	$—	$(595,220)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,171,496	$—	$—	$1,171,496
Futures Contracts (Unrealized Depreciation)	(5,119,393)	—	—	(5,119,393)
Total Futures Contracts	$(3,947,897)	$—	$—	$(3,947,897)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(2,042,017)	$—	$(2,042,017)
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-27

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(173,460)	$—	$(173,460)

*	See Consolidated Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2025 is not presented.
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-28

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$1,707,480,748
Affiliated investments at value (c)	459,431
Cash	11,647,129
Cash denominated in foreign currencies (d)	1,839,044
Cash collateral for OTC derivative contracts	510,000
Unrealized appreciation on forward foreign currency exchange contracts	3,201,432
Receivable for:
Investments sold	18,918,763
Fund shares sold	608
Dividends and interest	8,690,506
Prepaid expenses	5,788
Total Assets	1,752,753,449
Liabilities
OTC swap contracts at market value	173,460
Unrealized depreciation on forward foreign currency exchange contracts	3,796,652
Collateral for securities loaned	9,829,727
Payable for:
Investments purchased	18,823,352
Fund shares redeemed	442,677
Variation margin on futures contracts	1,353,879
Variation margin on centrally cleared swap contracts	1,046,136
Accrued Expenses:
Management fees	912,531
Distribution and service fees	366,951
Deferred trustees’ fees	237,806
Other expenses	741,026
Total Liabilities	37,724,197
Net Assets	$1,715,029,252
Net Assets Consist of:
Paid in surplus	$1,324,257,703
Distributable earnings (Accumulated losses)	390,771,549
Net Assets	$1,715,029,252
Net Assets
Class B	$1,715,029,252
Capital Shares Outstanding*
Class B	178,247,606
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,345,610,272.
(b)	Includes securities loaned at value of $55,038,150.
(c)	Identified cost of affiliated investments was $285,153.
(d)	Identified cost of cash denominated in foreign currencies was $1,815,700.
Consolidated§ Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$19,318,270
Dividends from affiliated investments	15,885
Interest	22,393,522
Securities lending income	65,530
Total investment income	41,793,207
Expenses
Management fees	10,934,800
Administration fees	106,330
Custodian and accounting fees	293,881
Distribution and service fees—Class B	4,347,834
Audit and tax services	113,557
Legal	57,359
Trustees’ fees and expenses	62,093
Shareholder reporting	31,300
Insurance	18,299
Miscellaneous	84,955
Total expenses	16,050,408
Less management fee waiver	(125,000)
Net expenses	15,925,408
Net Investment Income	25,867,799
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	68,622,399
Affiliated investments	60,490
Futures contracts	(30,876,597)
Swap contracts	10,881,833
Foreign currency transactions	(74,814)
Forward foreign currency transactions	(12,306,428)
Net realized gain (loss)	36,306,883
Net change in unrealized appreciation (depreciation) on:
Investments	130,308,525
Affiliated investments	(79,850)
Futures contracts	4,766,311
Swap contracts	(2,111,639)
Foreign currency transactions	479,211
Forward foreign currency transactions	(4,384,722)
Net change in unrealized appreciation (depreciation)	128,977,836
Net realized and unrealized gain (loss)	165,284,719
Net Increase (Decrease) in Net Assets From Operations	$191,152,518

(a)	Net of foreign withholding taxes of $913,946.
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-29

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$25,867,799	$41,771,707
Net realized gain (loss)	36,306,883	317,374,617
Net change in unrealized appreciation (depreciation)	128,977,836	(156,764,342)
Increase (decrease) in net assets from operations	191,152,518	202,381,982
From Distributions to Shareholders
Class B	(284,738,357)	(33,463,713)
Total distributions	(284,738,357)	(33,463,713)
Increase (decrease) in net assets from capital share transactions	26,486,778	(1,079,496,536)
Total increase (decrease) in net assets	(67,099,061)	(910,578,267)
Net Assets
Beginning of period	1,782,128,313	2,692,706,580
End of period	$1,715,029,252	$1,782,128,313

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class B
Sales	363,223	$3,586,249	485,152	$4,972,240
Reinvestments	32,210,221	284,738,357	3,343,028	33,463,713
Redemptions	(26,916,870)	(261,837,828)	(107,523,436)	(1,117,932,489)
Net increase (decrease)	5,656,574	$26,486,778	(103,695,256)	$(1,079,496,536)
Increase (decrease) derived from capital shares transactions		$26,486,778		$(1,079,496,536)
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-30

Brighthouse Funds Trust I
AB Global Dynamic Allocation Portfolio
Consolidated§ Financial Highlights
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.33	$9.75	$8.98	$12.83	$12.47
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15	0.17	0.14	0.13	0.14
Net realized and unrealized gain (loss)	0.89	0.54	0.89	(2.73)	0.99
Total income (loss) from investment operations	1.04	0.71	1.03	(2.60)	1.13
Less Distributions
Distributions from net investment income	(0.34)	(0.13)	(0.26)	(0.47)	(0.03)
Distributions from net realized capital gains	(1.41)	0.00	0.00	(0.78)	(0.74)
Total distributions	(1.75)	(0.13)	(0.26)	(1.25)	(0.77)
Net Asset Value, End of Period	$9.62	$10.33	$9.75	$8.98	$12.83
Total Return (%) (b)	11.56	7.31	11.64	(20.43)	9.28
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.91	0.91	0.90	0.89
Net ratio of expenses to average net assets (%) (c)	0.92	0.90	0.90	0.89	0.88
Ratio of net investment income (loss) to average net assets (%)	1.49	1.64	1.50	1.32	1.08
Portfolio turnover rate (%)	17	19	14	16	17
Net assets, end of period (in millions)	$1,715.0	$1,782.1	$2,692.7	$2,771.8	$3,934.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-31

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025
Foreign Government—61.7% of Net Assets

Security Description	Principal Amount*	Value

Banks — 0.5%
Bank Gospodarstwa Krajowego
5.375%, 05/22/33 (144A) (a)	552,000	$567,184
6.250%, 07/09/54 (144A) (a)	1,465,000	1,520,435
		2,087,619
Electric — 0.1%
Hydro Quebec Interest STRIPS
Zero Coupon, 02/15/42 (CAD) (b)	273,300	93,922
Zero Coupon, 08/15/42 (CAD) (b)	273,299	91,485
Zero Coupon, 02/15/44 (CAD) (b)	273,299	84,071
Zero Coupon, 08/15/44 (CAD) (b)	273,299	81,708
		351,186
Regional Government — 0.6%
Province of Alberta
3.100%, 06/01/50 (CAD)	801,000	454,438
Province of Quebec
4.400%, 12/01/55 (CAD)	614,000	426,635
Treasury Corp. of Victoria
2.000%, 11/20/37 (AUD)	3,545,000	1,620,093
		2,501,166
Sovereign — 60.5%
Angola Government International Bonds
8.000%, 11/26/29	2,530,000	2,471,459
8.250%, 05/09/28	738,000	740,223
Argentina Republic Government International Bonds
0.750%, 07/09/30 (c)	2,431,022	2,066,368
1.000%, 07/09/29	655,966	582,498
4.125%, 07/09/35 (c)	4,561,329	3,393,629
5.000%, 01/09/38 (c)	1,411,508	1,095,330
Bahrain Government International Bonds
6.625%, 10/06/37 (144A)	610,000	610,536
Baiterek National Managing Holding JSC
4.650%, 10/01/30 (144A)	333,000	332,191
5.450%, 05/08/28 (144A)	210,000	213,039
Brazil Government International Bonds
5.500%, 02/04/33	924,000	910,787
7.125%, 05/13/54 (a)	1,886,000	1,864,311
Brazil Notas do Tesouro Nacional
10.000%, 01/01/31 (BRL)	14,520,000	2,326,952
Bundesrepublik Deutschland Bundesanleihe
2.600%, 05/15/41 (EUR)	1,450,000	1,573,231
3.250%, 07/04/42 (EUR)	1,761,917	2,065,341
Caisse Francaise de Financement Local SA
0.010%, 02/22/28 (EUR)	800,000	892,267
3.250%, 02/19/29 (EUR)	200,000	239,090
Canada Government Bonds
2.750%, 12/01/55 (CAD)	1,403,000	822,890
Canada Housing Trust No. 1
3.550%, 09/15/32 (144A) (CAD)	6,005,000	4,434,744
CBB International Sukuk Programme Co. WLL
5.874%, 02/06/34 (144A)	508,000	504,935
Chile Government International Bonds
3.750%, 01/14/32 (EUR)	127,000	151,480
4.125%, 07/05/34 (EUR)	321,000	388,602
Security Description	Principal Amount*	Value
Sovereign—(Continued)
China Government Bonds
1.610%, 02/15/35 (CNY)	14,460,000	$2,024,705
1.900%, 07/15/55 (CNY)	10,280,000	1,333,315
2.110%, 08/25/34 (CNY)	22,700,000	3,316,400
2.120%, 06/25/31 (CNY)	4,450,000	651,261
2.490%, 05/25/44 (CNY)	7,920,000	1,157,193
2.800%, 11/15/32 (CNY)	33,460,000	5,118,266
3.000%, 10/15/53 (CNY)	4,210,000	679,901
Colombia Government International Bonds
3.250%, 04/22/32 (a)	1,701,000	1,433,092
5.625%, 02/19/36 (EUR)	729,000	801,920
6.500%, 11/26/38 (EUR)	434,000	492,889
7.375%, 04/25/30	639,000	674,784
8.000%, 04/20/33	1,285,000	1,381,375
8.000%, 11/14/35 (a)	1,297,000	1,381,953
Colombia TES
6.250%, 07/09/36 (COP)	14,910,400,000	2,443,390
Costa Rica Government International Bonds
7.300%, 11/13/54	900,000	1,010,250
7.300%, 11/13/54 (144A)	285,000	319,912
Dominican Republic International Bonds
4.875%, 09/23/32 (a)	1,066,000	1,024,639
5.950%, 01/25/27	1,381,000	1,393,498
6.000%, 02/22/33	1,323,000	1,353,892
6.500%, 02/15/48	354,000	353,965
6.950%, 03/15/37 (144A)	1,848,000	1,983,089
8.625%, 04/20/27	1,840,000	1,896,396
Ecuador Government International Bonds
6.900%, 07/31/30 (c)	1,364,194	1,344,768
6.900%, 07/31/35 (c)	1,311,058	1,155,698
6.900%, 07/31/35 (144A) (c)	1,419,278	1,251,094
Egypt Government International Bonds
5.800%, 09/30/27	495,000	500,118
5.875%, 02/16/31	556,000	555,688
7.053%, 01/15/32	1,539,000	1,600,623
7.300%, 09/30/33	1,594,000	1,641,140
7.500%, 01/31/27	420,000	430,788
8.500%, 01/31/47	1,086,000	1,065,347
8.625%, 02/04/30 (144A)	711,000	788,739
Egyptian Financial Co. for Sovereign Taskeek
7.950%, 10/07/32 (144A)	400,000	424,450
El Salvador Government International Bonds
8.625%, 02/28/29	2,119,000	2,256,735
9.650%, 11/21/54	487,000	556,397
European Union
3.375%, 10/05/54 (EUR)	2,644,306	2,751,459
4.000%, 04/04/44 (EUR)	1,313,000	1,583,956
Finland Government Bonds
1.500%, 09/15/32 (144A) (EUR)	892,000	962,515
French Republic Government Bonds OAT
2.500%, 05/25/43 (144A) (EUR)	913,278	861,437
3.500%, 11/25/35 (144A) (EUR)	2,841,333	3,322,773
Ghana Government International Bonds
Zero Coupon, 07/03/26 (144A)	76,752	75,341
Zero Coupon, 01/03/30 (144A)	236,004	208,407
5.000%, 07/03/35 (c)	1,416,000	1,293,910
See accompanying notes to financial statements.
BHFTI-32

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025
Foreign Government—(Continued)
Security Description	Principal Amount*	Value
Sovereign—(Continued)
Ghana Government International Bonds
5.000%, 07/03/35 (144A) (c)	423,356	$386,781
Guatemala Government Bonds
6.050%, 08/06/31 (144A)	641,000	668,563
Hazine Mustesarligi Varlik Kiralama AS
6.750%, 09/01/30	362,000	379,393
8.509%, 01/14/29 (144A)	770,000	847,606
Hungary Government Bonds
7.000%, 10/24/35 (HUF)	1,250,710,000	3,874,238
Hungary Government International Bonds
5.375%, 09/12/33 (EUR)	418,000	526,155
5.500%, 06/16/34	955,000	970,163
5.500%, 03/26/36	2,444,000	2,442,236
Indonesia Government International Bonds
2.500%, 10/31/30 (CNY)	1,000,000	143,099
2.900%, 10/31/35 (CNY)	1,000,000	142,742
3.750%, 10/16/33 (EUR)	374,000	436,465
Indonesia Treasury Bonds
6.875%, 04/15/29 (IDR)	49,670,000,000	3,103,641
Israel Government International Bonds
5.375%, 02/19/30 (a)	575,000	594,733
Italy Buoni Poliennali Del Tesoro
3.250%, 03/01/38 (144A) (EUR)	897,000	1,009,319
3.450%, 07/15/31 (EUR)	3,237,000	3,912,673
4.050%, 10/30/37 (144A) (EUR)	1,387,000	1,690,522
4.200%, 03/01/34 (EUR)	1,908,000	2,390,032
Ivory Coast Government International Bonds
5.750%, 12/31/32 (c)	277,269	277,968
6.125%, 06/15/33	812,000	811,158
6.375%, 03/03/28	1,032,000	1,046,627
7.625%, 01/30/33	223,000	241,160
Jamaica Government International Bonds
7.875%, 07/28/45	573,000	692,115
Japan Government Five Year Bonds
0.300%, 06/20/28 (JPY)	1,161,050,000	7,251,819
1.000%, 06/20/30 (JPY)	317,600,000	1,983,094
Japan Government Forty Year Bonds
1.300%, 03/20/63 (JPY)	151,800,000	534,798
2.200%, 03/20/51 (JPY)	273,650,000	1,413,917
Japan Government Thirty Year Bonds
0.400%, 12/20/49 (JPY)	264,800,000	900,293
0.600%, 09/20/50 (JPY)	219,600,000	768,950
1.600%, 12/20/53 (JPY)	199,550,000	865,349
1.800%, 03/20/54 (JPY)	286,450,000	1,305,959
3.200%, 09/20/55 (JPY)	12,100,000	74,921
Japan Government Twenty Year Bonds
0.500%, 09/20/36 (JPY)	541,250,000	2,915,404
1.400%, 12/20/42 (JPY)	541,450,000	2,826,712
Japan Government Two Year Bonds
0.700%, 02/01/27 (JPY)	1,420,150,000	9,044,390
Jordan Government International Bonds
7.500%, 01/13/29 (144A)	1,196,000	1,258,532
7.750%, 01/15/28	617,000	642,891
Kazakhstan Government International Bonds
4.412%, 10/28/30 (144A)	1,395,000	1,386,361
Security Description	Principal Amount*	Value
Sovereign—(Continued)
Kingdom of Belgium Government Bonds
3.300%, 06/22/54 (144A) (EUR)	1,167,905	$1,149,968
Korea Treasury Bonds
2.625%, 06/10/35 (KRW)	2,030,850,000	1,323,031
2.625%, 03/10/55 (KRW)	2,256,390,000	1,375,851
Lebanon Government International Bonds
6.000%, 01/27/23 (d)	4,888,000	1,130,717
Malaysia Government Bonds
4.642%, 11/07/33 (MYR)	6,977,000	1,855,014
Mexico Bonos
8.000%, 02/21/36 (MXN)	108,317,800	5,569,126
8.000%, 07/31/53 (MXN)	40,360,900	1,910,405
8.500%, 02/28/30 (MXN)	37,514,500	2,088,542
10.000%, 11/20/36 (MXN)	53,101,000	3,133,423
Mexico Government International Bonds
4.500%, 03/19/34 (EUR)	465,000	545,021
5.625%, 09/22/35	1,749,000	1,724,514
Morocco Government International Bonds
4.000%, 12/15/50	625,000	453,747
Nigeria Government International Bonds
6.125%, 09/28/28	4,477,000	4,492,999
7.625%, 11/28/47	822,000	776,692
8.250%, 09/28/51	497,000	487,380
8.375%, 03/24/29	386,000	411,071
Oman Government International Bonds
7.375%, 10/28/32	1,055,000	1,209,396
Pakistan Government International Bonds
6.000%, 04/08/26	598,000	596,482
8.875%, 04/08/51	760,000	748,275
Panama Government International Bonds
3.870%, 07/23/60	1,588,000	1,049,827
4.500%, 04/01/56 (a)	1,292,000	967,966
9.375%, 04/01/29	215,000	244,724
Paraguay Government International Bonds
5.400%, 03/30/50	1,431,000	1,337,153
Republic of Austria Government Bonds
0.900%, 02/20/32 (144A) (EUR)	2,234,000	2,350,242
Republic of Kenya Government International Bonds
8.000%, 05/22/32	400,000	414,425
8.800%, 10/09/38 (144A)	771,000	780,659
Republic of Poland Government Bonds
5.000%, 10/25/35 (PLN)	2,246,000	617,614
Republic of South Africa Government Bonds
8.750%, 02/28/48 (ZAR)	36,192,000	2,100,859
Republic of South Africa Government International Bonds
4.850%, 09/30/29	1,501,000	1,501,952
5.650%, 09/27/47 (a)	2,455,000	2,074,512
7.300%, 04/20/52	245,000	247,550
Republic of Uzbekistan International Bonds
5.100%, 02/25/29 (EUR)	300,000	364,335
6.900%, 02/28/32	642,000	689,563
6.947%, 05/25/32 (144A)	1,391,000	1,501,821
Romania Government International Bonds
3.000%, 02/14/31	800,000	725,449
3.624%, 05/26/30 (EUR)	400,000	463,154
3.625%, 03/27/32	558,000	510,577
See accompanying notes to financial statements.
BHFTI-33

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025
Foreign Government—(Continued)
Security Description	Principal Amount*	Value
Sovereign—(Continued)
Romania Government International Bonds
3.625%, 03/27/32 (144A)	434,000	$396,636
4.000%, 02/14/51	868,000	594,909
5.125%, 06/15/48	778,000	642,989
5.750%, 09/16/30 (144A) (a)	1,144,000	1,180,019
6.000%, 05/25/34	400,000	406,386
7.500%, 02/10/37	1,540,000	1,706,571
7.625%, 01/17/53	248,000	272,969
Saudi Government International Bonds
3.375%, 03/05/32 (144A) (EUR)	268,000	316,135
3.450%, 02/02/61	1,407,000	897,642
3.750%, 01/21/55	756,000	534,872
Senegal Government International Bonds
4.750%, 03/13/28 (EUR)	740,000	602,037
6.750%, 03/13/48	610,000	327,772
7.750%, 06/10/31	1,919,000	1,136,792
Serbia International Bonds
6.500%, 09/26/33 (144A)	262,000	280,336
Spain Government Bonds
3.200%, 10/31/35 (144A) (EUR)	4,268,000	4,982,951
3.450%, 07/30/43 (144A) (EUR)	1,918,000	2,146,462
Sri Lanka Government International Bonds
3.100%, 01/15/30 (144A) (c)	192,441	183,146
3.350%, 03/15/33 (144A) (c)	1,611,766	1,385,998
3.600%, 05/15/36 (144A) (c)	367,167	333,621
3.600%, 02/15/38 (144A) (c)	624,642	569,211
4.000%, 04/15/28 (144A)	392,041	375,715
Suriname Government International Bonds
7.700%, 11/06/30 (144A)	421,000	434,682
Sweden Government Bonds
2.500%, 10/15/36 (SEK)	10,985,000	1,156,453
Thailand Government Bonds
2.410%, 03/17/35 (THB)	94,647,000	3,211,687
Trinidad & Tobago Government International Bonds
4.500%, 08/04/26	218,000	216,365
6.400%, 06/26/34 (144A)	905,000	911,787
Turkiye Government International Bonds
4.875%, 04/16/43	714,000	550,470
5.250%, 03/13/30 (a)	970,000	964,180
5.875%, 06/26/31	874,000	877,127
6.125%, 10/24/28	1,008,000	1,041,759
6.500%, 01/03/35	801,000	805,675
6.625%, 02/17/45	403,000	374,659
6.950%, 09/16/35	343,000	353,317
7.250%, 05/29/32	628,000	668,212
Turkiye Ihracat Kredi Bankasi AS
6.875%, 07/03/28 (144A)	306,000	315,997
9.000%, 01/28/27 (144A)	600,000	630,369
U.K. Gilts
1.500%, 07/31/53 (GBP)	680,710	421,925
3.500%, 01/22/45 (GBP)	1,778,938	1,930,321
4.000%, 10/22/31 (GBP)	4,308,182	5,780,828
4.250%, 12/07/40 (GBP)	1,643,000	2,059,307
4.375%, 03/07/30 (GBP)	1,305,000	1,788,857
4.375%, 07/31/54 (GBP)	466,141	550,839
4.750%, 12/07/30 (GBP)	240,000	335,937
Security Description	Principal Amount*	Value
Sovereign—(Continued)
Ukraine Government International Bonds
3.000%, 02/01/35 (c)	719,487	$406,988
4.500%, 02/01/29 (c)	618,707	461,014
4.500%, 02/01/34 (c)	1,085,203	662,306
4.500%, 02/01/35 (c)	1,013,561	606,445
4.500%, 02/01/35 (144A) (c)	8,989	5,380
4.500%, 02/01/36 (c)	429,359	252,783
4.500%, 02/01/36 (144A) (c)	190,250	111,821
Venezuela Government International Bonds
9.250%, 09/15/27 (d)	4,149,000	1,369,170
Zambia Government International Bonds
0.500%, 12/31/53 (c)	517,861	363,730
5.750%, 06/30/33 (c)	461,089	453,596
		242,569,341
Total Foreign Government (Cost $249,917,047)		247,509,312

Corporate Bonds & Notes—31.3%
Agriculture — 0.5%
Altria Group, Inc.
3.125%, 06/15/31 (EUR)	560,000	649,109
BAT International Finance PLC
4.125%, 04/12/32 (EUR)	544,000	656,699
Imperial Brands Finance Netherlands BV
5.250%, 02/15/31 (EUR)	443,000	561,388
		1,867,196
Auto Manufacturers — 0.5%
Ford Credit Canada Co.
6.382%, 11/10/28 (CAD)	756,000	579,325
General Motors Financial of Canada Ltd.
5.100%, 07/14/28 (CAD)	648,000	490,810
Hyundai Capital Canada, Inc.
4.583%, 07/24/29 (CAD)	709,000	534,714
Uzauto Motors AJ
7.375%, 11/19/30 (144A)	280,000	280,357
		1,885,206
Auto Parts & Equipment — 0.2%
LG Energy Solution Ltd.
5.375%, 04/02/30 (144A)	330,000	338,397
Schaeffler AG
5.375%, 04/01/31 (EUR)	300,000	371,719
		710,116
Banks — 7.0%
ABN AMRO Bank NV
4.750%, 5Y EUR Swap + 3.898%, 09/22/27 (EUR) (e)	400,000	474,106
5.500%, 5Y EUR Swap + 2.450%, 09/21/33 (EUR) (e)	300,000	371,676
Akbank TAS
7.498%, 01/20/30 (144A)	340,000	359,639
Banco Bilbao Vizcaya Argentaria SA
8.250%, 5Y UKG + 3.600%, 11/30/33 (GBP) (e)	300,000	439,014
See accompanying notes to financial statements.
BHFTI-34

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Banks—(Continued)
Banco Nacional de Panama
2.500%, 08/11/30	506,000	$448,255
Banco Santander SA
5.750%, 5Y EUR Swap + 2.850%, 08/23/33 (EUR) (e)	400,000	497,106
Bank Leumi Le-Israel BM
7.129%, 5Y H15 + 3.466%, 07/18/33 (144A) (e)	341,000	355,922
Bank of America Corp.
3.261%, 3M EURIBOR + 0.900%, 01/28/31 (EUR) (e)	170,000	200,661
Bank of East Asia Ltd.
4.875%, 5Y H15 + 2.300%, 04/22/32 (e)	410,000	409,869
Bank of Ireland Group PLC
4.625%, 1Y EUR Swap + 1.550%, 11/13/29 (EUR) (e)	691,000	850,811
Banque Federative du Credit Mutuel SA
3.875%, 5Y EUR Swap + 2.200%, 06/16/32 (EUR) (e)	300,000	356,741
Barclays PLC
5.262%, 1Y EUR Swap + 2.550%, 01/29/34 (EUR) (e)	210,000	270,202
7.090%, 1Y GBP Swap + 2.553%, 11/06/29 (GBP) (e)	100,000	143,485
BNP Paribas SA
2.000%, 5Y UKG + 1.650%, 05/24/31 (GBP) (e)	200,000	266,890
BPCE SA
6.000%, 1Y GBP Swap + 2.650%, 09/29/28 (GBP) (e)	200,000	275,855
Caixa Economica Federal
5.625%, 05/13/30 (144A)	378,000	383,840
CaixaBank SA
6.875%, 5Y UKG + 3.700%, 10/25/33 (GBP) (e)	100,000	141,723
Canadian Imperial Bank of Commerce
0.010%, 04/30/29 (EUR)	400,000	431,352
Cie de Financement Foncier SA
2.625%, 03/05/30 (EUR)	400,000	466,549
Citigroup, Inc.
1.750%, 10/23/26 (GBP)	408,000	539,946
2.928%, 3M EURIBOR + 0.784%, 10/22/30 (EUR) (e)	400,000	466,620
6.625%, 5Y H15 + 3.001%, 02/15/31 (e)	156,000	158,538
7.625%, 5Y H15 + 3.211%, 11/15/28 (e)	55,000	57,669
Commonwealth Bank of Australia
0.750%, 02/28/28 (EUR)	235,000	266,794
0.875%, 02/19/29 (EUR)	540,000	603,567
Cooperatieve Rabobank UA
4.408%, 3M BBSW + 0.910%, 07/17/29 (AUD) (e)	1,260,000	846,243
Credit Agricole SA
5.364%, 06/01/28 (AUD)	650,000	438,363
6.064%, 3M BBSW + 2.050%, 01/16/35 (AUD) (e)	400,000	268,403
Danske Bank AS
2.250%, 1Y UKG + 1.650%, 01/14/28 (GBP) (e)	280,000	369,906
Deutsche Bank AG
4.125%, 3M EURIBOR + 1.500%, 04/04/30 (EUR) (e)	100,000	120,854
5.000%, 3M EURIBOR + 2.950%, 09/05/30 (EUR) (e)	500,000	620,876
HSBC Holdings PLC
4.856%, 3M EURIBOR + 1.943%, 05/23/33 (EUR) (e)	163,000	205,385
6.364%, 5Y EUR Swap + 3.300%, 11/16/32 (EUR) (e)	499,000	621,517
ING Groep NV
4.125%, 5Y EUR Swap + 1.800%, 05/20/36 (EUR) (e)	200,000	239,240
4.125%, 5Y EUR Swap + 2.500%, 08/24/33 (EUR) (e)	200,000	239,911
5.000%, 06/05/29 (AUD)	600,000	391,805
Intesa Sanpaolo SpA
5.148%, 06/10/30 (GBP)	360,000	489,368
Security Description	Principal Amount*	Value

Banks—(Continued)
JPMorgan Chase & Co.
4.457%, 3M EURIBOR + 1.280%, 11/13/31 (EUR) (e)	678,000	$840,400
KBC Group NV
4.875%, 5Y EUR Swap + 2.250%, 04/25/33 (EUR) (e)	600,000	732,411
Lloyds Banking Group PLC
4.750%, 1Y EUR Swap + 1.600%, 09/21/31 (EUR) (e)	370,000	462,607
6.625%, 5Y UKG + 3.100%, 06/02/33 (GBP) (e)	235,000	329,090
Morgan Stanley
3.521%, 3M EURIBOR + 1.315%, 05/22/31 (EUR) (e)	710,000	843,554
NatWest Group PLC
0.780%, 3M EURIBOR + 0.949%, 02/26/30 (EUR) (e)	243,000	266,422
5.763%, 5Y EUR Swap + 2.600%, 02/28/34 (EUR) (e)	127,000	159,144
Santander U.K. Group Holdings PLC
7.098%, 1Y GBP Swap + 2.866%, 11/16/27 (GBP) (e)	345,000	476,484
7.482%, 1Y GBP Swap + 2.371%, 08/29/29 (GBP) (e)	107,000	154,744
Santander U.K. PLC
3.000%, 03/12/29 (EUR)	320,000	379,833
Shinhan Financial Group Co. Ltd.
2.875%, 5Y H15 + 2.064%, 05/12/26 (e)	201,000	199,494
Societe Generale SA
4.875%, 3M EURIBOR + 1.900%, 11/21/31 (EUR) (e)	600,000	748,953
Standard Chartered PLC
4.874%, 1Y EUR Swap + 1.850%, 05/10/31 (EUR) (e)	340,000	425,006
5.610%, 3M TSFR + 1.772%, 01/30/27 (144A) (e)	400,000	384,528
Svenska Handelsbanken AB
5.000%, 5Y EUR Swap + 1.900%, 08/16/34 (EUR) (e)	500,000	620,173
Swedbank AB
3.625%, 5Y EUR Swap + 2.150%, 08/23/32 (EUR) (e)	534,000	634,169
TC Ziraat Bankasi AS
8.000%, 01/16/29	1,015,000	1,078,674
8.375%, 5Y H15 + 4.616%, 11/05/30 (144A) (e)	376,000	381,564
Toronto-Dominion Bank
3.191%, 02/16/29 (EUR)	430,000	514,141
Turkiye Vakiflar Bankasi TAO
9.000%, 10/12/28 (144A) (a)	375,000	407,373
UBS Group AG
7.750%, 1Y EUR Swap + 4.950%, 03/01/29 (EUR) (e)	486,000	628,964
9.250%, 5Y H15 + 4.745%, 11/13/28 (144A) (e)	243,000	266,632
UniCredit SpA
3.800%, 3M EURIBOR + 1.400%, 01/16/33 (EUR) (e)	262,000	311,393
5.375%, 5Y EUR Swap + 2.800%, 04/16/34 (EUR) (e)	285,000	353,744
Uzbek Industrial & Construction Bank ATB
8.950%, 07/24/29	257,000	275,558
Wells Fargo & Co.
1.741%, 3M EURIBOR + 1.850%, 05/04/30 (EUR) (e)	549,000	618,967
Westpac Banking Corp.
0.010%, 09/22/28 (EUR)	479,000	527,025
Woori Bank
6.375%, 5Y H15 + 2.277%, 07/24/29 (144A) (e)	228,000	236,646
Yapi ve Kredi Bankasi AS
7.250%, 03/03/30 (144A)	400,000	415,908
9.250%, 10/16/28 (144A)	390,000	427,844
		28,190,146
See accompanying notes to financial statements.
BHFTI-35

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Beverages — 0.2%
Anadolu Efes Biracilik Ve Malt Sanayii AS
3.375%, 06/29/28	431,000	$403,078
Molson Coors Beverage Co.
3.800%, 06/15/32 (EUR)	390,000	464,103
		867,181
Building Materials — 0.1%
EMRLD Borrower LP/Emerald Co-Issuer, Inc.
6.375%, 12/15/30 (EUR)	180,000	220,401
Chemicals — 1.0%
Braskem Idesa SAPI
6.990%, 02/20/32 (144A) (d)	292,000	169,360
Braskem Netherlands Finance BV
4.500%, 01/10/28	2,273,000	932,344
GC Treasury Center Co. Ltd.
6.500%, 5Y H15 + 2.815%, 09/10/30 (144A) (e)	275,000	277,900
INEOS Quattro Finance 2 PLC
8.500%, 03/15/29 (EUR)	285,000	266,097
OCP SA
7.500%, 05/02/54 (144A)	470,000	520,488
Orbia Advance Corp. SAB de CV
2.875%, 05/11/31	400,000	324,977
6.800%, 05/13/30 (144A) (a)	200,000	197,516
7.500%, 05/13/35 (144A)	247,000	239,617
Sasol Financing USA LLC
8.750%, 05/03/29 (144A)	285,000	289,339
Sociedad Quimica y Minera de Chile SA
5.500%, 09/10/34 (144A)	355,000	359,626
UPL Corp. Ltd.
4.500%, 03/08/28	325,000	315,717
		3,892,981
Commercial Services — 0.9%
Adani Ports & Special Economic Zone Ltd.
3.100%, 02/02/31	350,000	310,201
4.375%, 07/03/29	280,000	271,684
Bidvest Group U.K. PLC
6.200%, 09/17/32 (144A)	280,000	285,282
Boels Topholding BV
6.250%, 02/15/29 (EUR)	307,000	372,135
DP World Ltd.
5.625%, 09/25/48	600,000	589,597
Fiserv Funding ULC
3.500%, 06/15/32 (EUR)	295,000	339,518
Global Payments, Inc.
4.875%, 03/17/31 (EUR)	455,000	556,516
Q-Park Holding I BV
2.000%, 03/01/27 (EUR)	206,000	240,373
TransJamaican Highway Ltd.
5.750%, 10/10/36	498,106	460,748
		3,426,054
Computers — 0.2%
Almaviva-The Italian Innovation Co. SpA
5.000%, 10/30/30 (EUR)	298,000	353,115
Security Description	Principal Amount*	Value

Computers—(Continued)
DXC Capital Funding DAC
4.250%, 12/09/30 (144A) (EUR)	127,000	$149,192
OVH Groupe SA
4.750%, 02/05/31 (EUR)	275,000	322,782
		825,089
Cosmetics/Personal Care — 0.1%
Natura &Co. Luxembourg Holdings SARL
4.125%, 05/03/28	400,000	376,907
Diversified Financial Services — 2.0%
American Express Co.
3.433%, 3M EURIBOR + 1.102%, 05/20/32 (EUR) (e)	275,000	324,901
BPCE SFH SA
0.010%, 01/29/29 (EUR)	700,000	760,669
0.010%, 05/27/30 (EUR)	200,000	207,776
Caisse de Refinancement de l'Habitat SA
0.010%, 10/08/29 (EUR)	600,000	637,256
Credicorp Capital Sociedad Titulizadora SA
10.100%, 12/15/43 (144A) (PEN)	3,100,000	996,102
Credit Agricole Home Loan SFH SA
0.875%, 08/31/27 (EUR)	800,000	917,789
Credit Mutuel Home Loan SFH SA
3.250%, 04/20/29 (EUR)	400,000	479,130
3.250%, 10/31/29 (EUR)	300,000	359,266
Eagle Funding Luxco SARL
5.500%, 08/17/30 (144A)	1,802,000	1,835,499
Muthoot Finance Ltd.
6.375%, 03/02/30 (144A)	258,000	262,012
Sammaan Capital Ltd.
7.500%, 10/16/30 (144A)	278,000	273,171
Societe Generale SFH SA
1.375%, 05/05/28 (EUR)	600,000	687,448
3.375%, 07/31/30 (EUR)	100,000	119,967
		7,860,986
Electric — 2.6%
Adani Electricity Mumbai Ltd.
3.949%, 02/12/30	300,000	279,609
AES Panama Generation Holdings SRL
4.375%, 05/31/30	387,406	363,978
Chile Electricity Lux MPC II SARL
5.580%, 10/20/35 (144A)	586,503	601,057
5.672%, 10/20/35 (144A) (a)	466,018	483,978
Comision Ejecutiva Hidroelectrica del Rio Lempa
8.650%, 01/24/33	640,000	686,400
8.650%, 01/24/33 (144A) (a)	860,000	922,350
Comision Federal de Electricidad
5.000%, 09/29/36	622,000	577,936
5.700%, 01/24/30	200,000	203,630
Continuum Energy Aura Pte. Ltd.
9.500%, 02/24/27	270,000	273,968
Diamond II Ltd.
7.950%, 07/28/26	230,000	230,404
E.ON International Finance BV
6.375%, 06/07/32 (GBP)	380,000	553,311
See accompanying notes to financial statements.
BHFTI-36

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Electric—(Continued)
EDP Finance BV
3.875%, 03/11/30 (EUR)	300,000	$363,584
EDP Servicios Financieros Espana SA
3.500%, 07/16/30 (EUR)	107,000	128,008
3.500%, 07/21/31 (EUR)	130,000	154,307
Empresa Distribuidora Y Comercializadora Norte
9.750%, 10/24/30 (144A)	280,000	272,300
Empresas Publicas de Medellin ESP
4.250%, 07/18/29 (144A)	592,000	556,273
Enel Finance International NV
4.000%, 02/20/31 (EUR)	365,000	444,968
Iberdrola Finanzas SA
4.247%, 5Y EUR Swap + 1.983%, 05/28/30 (EUR) (e)	500,000	600,398
Investment Energy Resources Ltd.
6.250%, 04/26/29	245,000	246,115
Limak Yenilenebilir Enerji AS
9.625%, 08/12/30 (144A)	220,000	215,963
Minejesa Capital BV
4.625%, 08/10/30	179,800	178,831
5.625%, 08/10/37	225,000	222,752
National Grid Electricity Distribution PLC
3.500%, 10/16/26 (GBP)	451,000	605,733
National Grid PLC
0.553%, 09/18/29 (EUR)	134,000	144,201
NextEra Energy Capital Holdings, Inc.
3.996%, 5Y EUR Swap + 1.587%, 05/15/56 (EUR) (e)	190,000	222,529
Saavi Energia SARL
8.875%, 02/10/35 (144A)	330,000	357,902
Sorik Marapi Geothermal Power PT
7.750%, 08/05/31 (144A)	220,869	225,613
Trinidad Generation Unlimited
7.750%, 06/16/33 (144A)	211,000	218,649
Zorlu Enerji Elektrik Uretim AS
11.000%, 04/23/30	340,000	293,937
		10,628,684
Electronics — 0.2%
Honeywell International, Inc.
0.750%, 03/10/32 (EUR)	374,000	376,935
3.750%, 05/17/32 (EUR)	239,000	284,491
		661,426
Energy-Alternate Sources — 0.3%
Greenko Dutch BV
3.850%, 03/29/26	346,000	342,817
Greenko Wind Projects Mauritius Ltd.
7.250%, 09/27/28 (144A)	308,000	311,275
UEP Penonome II SA
6.500%, 10/01/38	449,034	399,865
		1,053,957
Engineering & Construction — 0.3%
Heathrow Funding Ltd.
6.450%, 12/10/33 (GBP)	435,000	630,053
IRB Infrastructure Developers Ltd.
7.110%, 03/11/32	220,000	227,224
Security Description	Principal Amount*	Value

Engineering & Construction—(Continued)
TAV Havalimanlari Holding AS
8.500%, 12/07/28 (144A)	375,000	$391,345
		1,248,622
Entertainment — 0.3%
Allwyn Entertainment Financing U.K. PLC
4.125%, 02/15/31 (EUR)	114,000	131,963
Flutter Treasury DAC
4.000%, 06/04/31 (144A) (EUR)	283,000	331,733
6.125%, 06/04/31 (144A) (GBP)	154,000	209,035
GENM Capital Labuan Ltd.
3.882%, 04/19/31 (a)	400,000	362,419
		1,035,150
Environmental Control — 0.1%
Ambipar Lux SARL
10.875%, 02/05/33 (d)	248,000	43,400
Luna 2 5SARL
5.500%, 07/01/32 (144A) (EUR)	179,000	214,207
		257,607
Food — 0.4%
General Mills, Inc.
3.600%, 04/17/32 (EUR)	579,000	683,514
Loblaw Cos. Ltd.
6.540%, 02/17/33 (144A) (CAD)	604,000	498,769
Nestle Finance International Ltd.
2.800%, 05/29/35 (CNY)	2,440,000	350,036
		1,532,319
Forest Products & Paper — 0.2%
Celulosa Arauco y Constitucion SA
6.180%, 05/05/32 (144A)	259,000	267,301
Inversiones CMPC SA
6.700%, 5Y H15 + 2.834%, 12/09/57 (144A) (e)	276,000	276,845
Sappi Papier Holding GmbH
4.500%, 03/15/32 (EUR)	190,000	216,750
		760,896
Gas — 0.2%
Cadent Finance PLC
3.750%, 04/16/33 (EUR)	458,000	540,884
National Grid North America, Inc.
3.631%, 09/03/31 (EUR)	100,000	119,304
		660,188
Holding Companies-Diversified — 0.1%
Progroup AG
5.125%, 04/15/29 (EUR)	180,000	217,224
Insurance — 0.3%
Athene Global Funding
1.875%, 11/30/28 (GBP)	360,000	448,075
3.716%, 08/22/32 (EUR)	376,000	437,350
See accompanying notes to financial statements.
BHFTI-37

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Insurance—(Continued)
Chubb INA Holdings LLC
2.750%, 08/06/35 (CNY)	2,000,000	$278,328
		1,163,753
Internet — 0.8%
Alibaba Group Holding Ltd.
2.800%, 11/28/29 (CNY)	4,500,000	652,801
Alphabet, Inc.
2.500%, 05/06/29 (EUR)	271,000	316,851
Baidu, Inc.
2.700%, 03/12/30 (CNY)	3,330,000	481,882
3.000%, 03/12/35 (CNY)	1,330,000	193,177
Booking Holdings, Inc.
3.625%, 11/07/35 (EUR)	192,000	220,934
4.500%, 11/15/31 (EUR)	338,000	420,720
Meta Platforms, Inc.
5.750%, 11/15/65 (a)	333,000	317,517
Prosus NV
3.832%, 02/08/51	480,000	319,584
4.987%, 01/19/52	200,000	158,424
Tencent Holdings Ltd.
3.100%, 09/23/55 (CNY)	1,100,000	158,196
		3,240,086
Investment Companies — 0.2%
Gaci First Investment Co.
5.375%, 10/13/2122	400,000	351,128
Temasek Financial I Ltd.
2.750%, 08/28/34 (CNY)	1,000,000	147,035
3.100%, 08/28/54 (CNY)	3,430,000	510,464
		1,008,627
Iron/Steel — 0.1%
CSN Inova Ventures
6.750%, 01/28/28	325,000	300,939
Vale Overseas Ltd.
6.000%, 5Y H15 + 2.431%, 02/25/56 (144A) (a) (e)	277,000	277,083
		578,022
Lodging — 0.1%
Melco Resorts Finance Ltd.
6.500%, 09/24/33 (144A) (a)	280,000	280,717
Media — 0.1%
Grupo Televisa SAB
4.625%, 01/30/26	360,000	359,450
6.625%, 01/15/40 (a)	71,000	61,244
8.500%, 03/11/32	20,000	21,300
		441,994
Mining — 1.4%
Corp. Nacional del Cobre de Chile
3.700%, 01/30/50	555,000	396,436
5.950%, 01/08/34	1,740,000	1,819,366
5.950%, 01/08/34 (144A)	1,144,000	1,196,181
Security Description	Principal Amount*	Value

Mining—(Continued)
Glencore Capital Finance DAC
3.750%, 02/04/32 (EUR)	651,000	$771,145
Navoi Mining & Metallurgical Combinat
6.700%, 10/17/28 (144A)	245,000	253,305
Stillwater Mining Co.
4.000%, 11/16/26	575,000	569,205
Vedanta Resources Finance II PLC
10.875%, 09/17/29 (144A)	355,000	374,594
Volcan Cia Minera SAA
8.500%, 10/28/32 (144A)	361,000	371,426
		5,751,658
Miscellaneous Manufacturing — 0.1%
Parker-Hannifin Corp.
2.900%, 03/01/30 (EUR)	326,000	380,652
Oil & Gas — 5.4%
Bapco Energies BSC Closed
7.500%, 10/25/27	1,276,000	1,322,255
BP Capital Markets PLC
3.250%, 5Y EUR Swap + 3.520%, 03/22/26 (EUR) (e)	234,000	275,050
3.625%, 5Y EUR Swap + 3.780%, 03/22/29 (EUR) (e)	301,000	353,640
Ecopetrol SA
5.875%, 05/28/45	569,000	423,248
8.375%, 01/19/36	528,000	543,196
8.625%, 01/19/29 (a)	2,218,000	2,377,190
Empresa Nacional del Petroleo
4.500%, 09/14/47	1,375,000	1,155,206
Gran Tierra Energy, Inc.
9.500%, 10/15/29 (144A) (a)	419,000	294,733
Leviathan Bond Ltd.
6.750%, 06/30/30 (144A)	246,793	251,142
Medco Cypress Tree Pte. Ltd.
8.625%, 05/19/30 (144A)	310,000	325,685
Petroleos de Venezuela SA
5.375%, 04/12/27 (d)	987,800	229,170
6.000%, 11/15/26 (d)	2,005,965	476,417
Petroleos Mexicanos
5.500%, 06/27/44	1,702,000	1,282,355
5.625%, 01/23/46	1,563,000	1,174,383
6.350%, 02/12/48	1,749,000	1,372,773
6.375%, 01/23/45	1,940,000	1,562,490
6.500%, 01/23/29	1,620,000	1,645,920
7.690%, 01/23/50	149,000	133,533
8.750%, 06/02/29	935,000	1,002,410
Petronas Capital Ltd.
3.404%, 04/28/61	1,734,000	1,178,181
5.340%, 04/03/35 (144A) (a)	1,515,000	1,575,548
Raizen Fuels Finance SA
5.700%, 01/17/35	200,000	153,013
6.250%, 07/08/32	985,000	827,400
6.700%, 02/25/37 (144A)	440,000	355,896
SierraCol Energy Andina LLC/SierraCol Energy Arauca/Colombia Energy Development
9.000%, 11/14/30 (144A)	278,000	264,290
See accompanying notes to financial statements.
BHFTI-38

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
TotalEnergies SE
1.625%, 5Y EUR Swap + 1.993%, 10/25/27 (EUR) (e)	478,000	$544,504
Wintershall Dea Finance BV
1.823%, 09/25/31 (EUR)	600,000	624,380
		21,724,008
Oil & Gas Services — 0.0%
Deepocean Ltd.
6.000%, 04/08/31 (EUR)	180,000	217,032
Packaging & Containers — 0.1%
Amcor U.K. Finance PLC
3.200%, 11/17/29 (EUR)	171,000	200,953
Smurfit Kappa Treasury ULC
3.489%, 11/24/31 (EUR)	118,000	138,537
		339,490
Pharmaceuticals — 0.1%
BMS Ireland Capital Funding DAC
3.363%, 11/10/33 (EUR)	189,000	219,498
Organon & Co./Organon Foreign Debt Co-Issuer BV
2.875%, 04/30/28 (EUR)	190,000	216,744
		436,242
Pipelines — 0.0%
Transportadora de Gas del Sur SA
7.750%, 11/20/35 (144A)	209,000	206,463
Real Estate — 0.5%
Alstria Office AG
4.250%, 10/15/29 (EUR)	200,000	232,243
Mobiliare Latam SA/Mobiliare Latam Mexico SA de CV
6.750%, 11/10/32 (144A)	200,000	199,000
Port of Spain Waterfront Development
7.875%, 02/19/40 (144A)	1,063,333	1,060,675
Prologis International Funding II SA
1.625%, 06/17/32 (EUR)	191,000	199,804
Swire Properties MTN Financing Ltd.
3.400%, 09/03/29 (CNY)	2,810,000	410,553
		2,102,275
Real Estate Investment Trusts — 0.8%
American Tower Corp.
0.875%, 05/21/29 (EUR)	197,000	216,249
Champion MTN Ltd.
2.950%, 06/15/30	320,000	275,182
Digital Dutch Finco BV
1.000%, 01/15/32 (EUR)	100,000	100,503
Digital Intrepid Holding BV
1.375%, 07/18/32 (EUR)	543,000	548,922
Fibra Soma Trust F/6185
4.375%, 07/22/31	280,000	246,002
Iron Mountain, Inc.
4.750%, 01/15/34 (EUR)	190,000	217,131
Trust 2401
4.869%, 01/15/30 (144A)	849,000	835,705
Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Trust Fibra Uno
4.869%, 01/15/30	439,000	$429,603
Westfield America Management Ltd.
2.625%, 03/30/29 (GBP)	195,000	247,011
		3,116,308
Savings & Loans — 0.3%
Nationwide Building Society
1.125%, 05/31/28 (EUR)	1,000,000	1,139,305
4.000%, 5Y EUR Swap + 1.850%, 07/30/35 (EUR) (e)	224,000	266,429
		1,405,734
Software — 0.1%
Fiserv, Inc.
4.500%, 05/24/31 (EUR)	200,000	242,795
Oracle Corp.
5.950%, 09/26/55 (a)	353,000	312,763
		555,558
Telecommunications — 0.9%
AT&T, Inc.
4.100%, 01/19/26 (AUD)	1,530,000	1,020,930
Bell Telephone Co. of Canada or Bell Canada
5.850%, 11/10/32 (CAD)	671,000	536,507
Fibercop SpA
4.750%, 06/30/30 (EUR)	375,000	447,809
Sable International Finance Ltd.
7.125%, 10/15/32 (144A)	365,000	369,350
Telecommunications Co. Telekom Srbija AD Belgrade
7.000%, 10/28/29 (144A)	283,000	282,647
TELUS Corp.
4.950%, 02/18/31 (CAD)	8,000	6,117
5.750%, 09/08/33 (CAD)	726,000	577,246
Vmed O2 U.K. Financing I PLC
5.625%, 04/15/32 (EUR)	275,000	324,936
		3,565,542
Transportation — 2.2%
Empresa de Transporte de Pasajeros Metro SA
5.000%, 01/25/47	200,000	186,938
FedEx Corp.
3.500%, 07/30/32 (EUR)	176,000	205,574
Guangzhou Metro Investment Finance BVI Ltd.
2.150%, 08/19/28 (CNY)	1,060,000	150,927
2.150%, 09/04/28 (CNY)	1,940,000	276,225
Lima Metro Line 2 Finance Ltd.
4.350%, 04/05/36	783,849	763,054
5.875%, 07/05/34	552,747	572,765
MTR Corp. Ltd.
3.050%, 09/20/54 (CNY)	4,650,000	678,720
SNCF Reseau
1.125%, 05/25/30 (EUR)	4,100,000	4,454,033
Transnet SOC Ltd.
8.250%, 02/06/28	1,633,000	1,724,128
		9,012,364
See accompanying notes to financial statements.
BHFTI-39

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Water — 0.4%
Aegea Finance SARL
7.625%, 01/20/36 (144A)	280,000	$267,007
Anglian Water Services Financing PLC
5.875%, 06/20/31 (GBP)	225,000	313,542
Holding d'Infrastructures des Metiers de l'Environnement SAS
4.875%, 10/24/29 (EUR)	180,000	219,295
Suez SACA
4.500%, 11/13/33 (EUR)	500,000	614,242
Veolia Environnement SA
1.625%, 09/21/32 (EUR)	200,000	210,479
		1,624,565
Total Corporate Bonds & Notes (Cost $121,811,596)		125,329,426

Asset-Backed Securities—1.4%
Asset-Backed - Automobile — 0.3%
Ally Bank Auto Credit-Linked Notes
5.117%, 09/15/32 (144A)	151,062	152,467
BOF VII AL Funding Trust I
6.291%, 07/26/32 (144A)	118,516	120,581
PenFed Auto Receivables Owner Trust
4.700%, 06/15/29 (144A)	157,000	157,695
Securitized Term Auto Receivables Trust
5.038%, 07/25/31 (144A)	112,658	113,644
Tesla Auto Lease Trust
5.110%, 08/21/28 (144A)	386,000	389,299
		933,686
Asset-Backed - Other — 1.0%
Affirm Asset Securitization Trust
4.620%, 09/15/29 (144A)	108,000	108,286
AGL CLO 16 Ltd.
5.284%, 3M TSFR + 1.400%, 01/20/35 (144A) (e)	375,000	375,034
AGL CLO 17 Ltd.
5.270%, 3M TSFR + 1.400%, 01/21/35 (144A) (e)	500,000	499,707
Amur Equipment Finance Receivables XI LLC
5.300%, 06/21/28 (144A)	58,865	58,982
Amur Equipment Finance Receivables XII LLC
6.090%, 12/20/29 (144A)	64,600	65,135
Auxilior Term Funding LLC
6.180%, 12/15/28 (144A)	104,057	104,573
BHG Securitization Trust
5.550%, 04/17/36 (144A)	24,377	24,398
Capital Street Master Trust
5.324%, SOFR30A + 1.350%, 10/16/28 (144A) (e)	189,362	189,361
Clarus Capital Funding LLC
4.790%, 08/20/32 (144A)	102,000	102,463
Clover CLO LLC
5.308%, 3M TSFR + 1.450%, 01/25/35 (144A) (e)	456,364	456,696
Dell Equipment Finance Trust
4.820%, 08/22/30 (144A)	250,000	252,371
HINNT LLC
5.490%, 03/15/43 (144A)	98,498	100,385
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Lendmark Funding Trust
4.860%, 02/21/34 (144A)	101,000	$101,469
M&T Equipment Notes
4.990%, 08/18/31 (144A)	91,680	91,968
Magnetite XIX Ltd.
5.332%, 3M TSFR + 1.450%, 04/17/34 (144A) (e)	272,765	272,828
Neuberger Berman Loan Advisers CLO 46 Ltd.
5.384%, 3M TSFR + 1.500%, 01/20/37 (144A) (e)	470,000	469,164
NMEF Funding LLC
5.150%, 12/15/31 (144A)	159,835	160,828
6.570%, 06/17/30 (144A)	82,083	82,521
OCP CLO Ltd.
5.432%, 3M TSFR + 1.550%, 01/17/37 (144A) (e)	360,000	360,463
PEAC Solutions Receivables LLC
5.200%, 07/20/32 (144A)	126,000	128,290
Sierra Timeshare Receivables Funding LLC
5.140%, 06/20/41 (144A)	80,649	81,903
		4,086,825
Asset-Backed - Student Loan — 0.1%
Nelnet Student Loan Trust
2.530%, 04/20/62 (144A)	548,158	481,721
Total Asset-Backed Securities (Cost $5,548,011)		5,502,232

Non-Agency Mortgage-Backed Securities—1.1%
Commercial Mortgage-Backed Securities — 1.1%
BAMLL Trust
5.601%, 1M TSFR + 1.850%, 02/15/42 (144A) (e)	755,000	754,999
BX Commercial Mortgage Trust
5.243%, 1M TSFR + 1.492%, 10/15/41 (144A) (e)	256,101	256,419
DTP Commercial Mortgage Trust
5.843%, 01/15/41 (144A) (e)	144,000	148,045
Fashion Show Mall LLC
5.104%, 10/10/41 (144A) (e)	250,000	253,760
Great Wolf Trust
5.292%, 1M TSFR + 1.542%, 03/15/39 (144A) (e)	688,000	689,062
HILT Commercial Mortgage Trust
5.291%, 1M TSFR + 1.541%, 05/15/37 (144A) (e)	260,000	260,323
JP Morgan Chase Commercial Mortgage Securities Trust
3.571%, 12/15/47 (144A) (e)	1,500,000	877,455
NJ Trust
6.481%, 01/06/29 (144A) (e)	301,751	316,359
ORL Trust
5.243%, 1M TSFR + 1.493%, 12/15/39 (144A) (e)	227,270	227,622
SWCH Commercial Mortgage Trust
5.193%, 1M TSFR + 1.443%, 02/15/42 (144A) (e)	675,231	668,944
Total Non-Agency Mortgage-Backed Securities (Cost $4,838,239)		4,452,988

See accompanying notes to financial statements.
BHFTI-40

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—0.7%
Security Description	Principal Amount*/ Shares	Value

Agency Collateralized Mortgage Obligations — 0.7%
Federal Home Loan Mortgage Corp. STACR REMICS Trust
4.874%, SOFR30A + 1.000%, 10/25/44 (144A) (e)	837	$837
5.074%, SOFR30A + 1.200%, 08/25/44 (144A) (e)	324,303	324,561
5.374%, SOFR30A + 1.500%, 10/25/41 (144A) (e)	624,006	625,783
5.965%, SOFR30A + 2.100%, 03/25/43 (144A) (e)	208,798	211,374
8.224%, SOFR30A + 4.350%, 04/25/42 (144A) (e)	208,229	216,886
Federal National Mortgage Association Connecticut Avenue Securities Trust
4.724%, SOFR30A + 0.850%, 12/25/41 (144A) (e)	15,294	15,286
4.874%, SOFR30A + 1.000%, 07/25/44 (144A) (e)	38,433	38,409
4.924%, SOFR30A + 1.050%, 09/25/44 (144A) (e)	11,814	11,810
4.974%, SOFR30A + 1.100%, 01/25/45 (144A) (e)	143,360	143,402
5.424%, SOFR30A + 1.550%, 10/25/41 (144A) (e)	33,075	33,209
5.774%, SOFR30A + 1.900%, 06/25/43 (144A) (e)	159,380	160,631
6.089%, SOFR30A + 2.214%, 03/25/31 (e)	857,042	872,287
Total Agency Sponsored Mortgage-Backed Securities (Cost $2,639,548)		2,654,475

U.S. Treasury & Government Agencies—0.1%
U.S. Treasury — 0.1%
U.S. Treasury Bonds
4.500%, 11/15/54 (Cost $476,265)	500,000	471,601

Short-Term Investments—1.9%
Repurchase Agreement—1.9%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $7,905,079; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $8,062,082	7,903,981	7,903,981
Total Short-Term Investments (Cost $7,903,981)		7,903,981

Securities Lending Reinvestments (f)—0.3%
Short-Term Investment Funds—0.2%
Allspring Government Money Market Fund, Select Class 3.710% (g)	100,000	100,000
BlackRock Liquidity Funds FedFund, Institutional Shares 3.640% (g)	100,000	100,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (g)	100,000	100,000
Fidelity Investments Money Market Government Portfolio, Class I 3.670% (g)	100,000	100,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (g)	100,000	100,000
HSBC U.S. Government Money Market Fund, Class I 3.690% (g)	20,000	20,000
RBC BlueBay U.S. Government Money Market Fund, Institutional Shares 3.690% (g)	100,000	100,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (g)	100,000	100,000
Security Description	Shares/ Principal Amount*	Value
Short-Term Investment Funds—(Continued)
Western Asset Institutional Government Reserves Fund, Institutional Class 3.670% (g)	20,000	$20,000
		740,000

Repurchase Agreements—0.1%
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $21,317; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $21,743	21,313	21,313
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $200,043; collateralized by various Common Stock with an aggregate market value of $222,247	200,000	200,000
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $150,032; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 05/15/26 - 11/15/55, and an aggregate market value of $153,033	150,000	150,000
		371,313
Total Securities Lending Reinvestments (Cost $1,111,313)		1,111,313
Total Investments—98.5% (Cost $394,246,000)		394,935,328
Other assets and liabilities (net)—1.5%		5,868,297
Net Assets—100.0%		$400,803,625

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $11,755,877 and the collateral received consisted of cash in the amount of $1,111,313 and non-cash collateral with a value of $11,076,414. The cash collateral investments are disclosed in the Schedule of Investments and categorized as
Securities Lending Reinvestments. The non-cash collateral received consists of U.S.
government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(b)	Interest only security.
(c)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
See accompanying notes to financial statements.
BHFTI-41

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$83,198,665, which is 20.8% of net assets.

Country Diversification as of December 31, 2025 (Unaudited)	% of Net Assets
Japan	7.5
Mexico	7.2
United States	6.8
United Kingdom	5.6
France	4.7
China	4.2
Colombia	3.3
Turkey	3.0
Italy	2.8
Canada	2.4
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$59,034,450	$384,114,825	$62 ,295,863	$449,619,275
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(905,020)	$—	$—	$—	$(905,020)
Foreign Government	(206,293)	—	—	—	(206,293)
Total Borrowings	$(1,111,313)	$—	$—	$—	$(1,111,313)
Gross amount of recognized liabilities for securities lending transactions					$(1,111,313)
Investments in Derivative Instruments
Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	2,056,759	BOA	01/28/26	USD	1,368,060	$4,704
AUD	441,335	SSBT	01/28/26	USD	285,420	9,144
AUD	877,940	SSBT	01/28/26	USD	574,379	11,594
AUD	5,433,437	SSBT	01/28/26	USD	3,520,129	106,366
BRL	2,962,854	CBNA	01/05/26	USD	538,466	2,226
BRL	2,962,854	CBNA	01/05/26	USD	535,440	5,252
BRL	2,962,854	CBNA	02/03/26	USD	527,823	8,793
CAD	131,497	SSBT	02/05/26	USD	94,416	1,535
CAD	763,237	SSBT	02/05/26	USD	548,991	7,933
CAD	467,202	SSBT	02/05/26	USD	332,729	8,182
CAD	619,563	SSBT	02/05/26	USD	442,686	9,400
CAD	606,917	SSBT	02/05/26	USD	431,968	10,891
See accompanying notes to financial statements.
BHFTI-42

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025
Forward Foreign Currency Exchange Contracts — (Continued)
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	2,382,809	SSBT	02/05/26	USD	1,710,765	$27,937
CNH	2,695,730	SSBT	01/16/26	USD	383,947	2,739
CZK	11,625,648	SSBT	01/22/26	USD	559,062	6,614
EUR	761,697	BOA	01/29/26	USD	888,448	7,716
EUR	474,779	NWM	01/29/26	USD	549,659	8,935
GBP	63,910	SSBT	02/26/26	USD	85,460	678
GBP	392,152	SSBT	02/26/26	USD	526,769	1,774
INR	96,960,247	UBSA	02/10/26	USD	1,071,385	4,317
JPY	403,531,482	HSBCU	01/23/26	USD	2,616,267	(36,153)
JPY	166,849,925	HSBCU	01/23/26	USD	1,063,829	2,981
JPY	339,731,557	JPMC	01/23/26	USD	2,235,523	(63,336)
JPY	35,179,767	SSBT	01/23/26	USD	225,787	(853)
KRW	421,947,769	BOA	01/09/26	USD	285,466	7,476
KRW	1,021,608,425	BOA	01/09/26	USD	691,678	17,586
KRW	506,884,627	HSBCU	01/09/26	USD	346,533	5,377
KRW	421,947,770	JPMC	01/09/26	USD	285,486	7,457
PLN	4,307,912	SSBT	01/22/26	USD	1,185,407	14,447
ZAR	8,978,126	BNP	02/26/26	USD	534,055	6,119

Contracts to Deliver
AUD	16,080,853	BOA	01/28/26	USD	10,450,592	(282,418)
BRL	2,962,855	CBNA	01/05/26	USD	531,740	(8,952)
BRL	2,962,855	CBNA	01/05/26	USD	538,466	(2,226)
CAD	18,558,682	UBSA	02/05/26	USD	13,302,428	(239,578)
CNH	126,412,906	MSCS	01/16/26	USD	17,812,412	(320,726)
CNH	1,983,301	SSBT	01/16/26	USD	279,739	(4,753)
CNH	2,001,370	SSBT	01/16/26	USD	282,987	(4,097)
CNH	3,005,861	SSBT	01/16/26	USD	427,079	(4,093)
CNH	1,122,178	SSBT	01/16/26	USD	158,106	(2,864)
CNH	2,607,527	SSBT	01/16/26	USD	373,322	(712)
COP	10,600,048,356	DBAG	01/09/26	USD	2,765,543	(35,615)
CZK	11,642,797	CBNA	01/22/26	USD	561,180	(5,330)
EUR	22,614,529	BNP	02/26/26	USD	26,445,498	(196,314)
EUR	916,836	JPMC	01/29/26	USD	1,076,896	(1,794)
EUR	13,805,327	MSCS	01/29/26	USD	16,023,125	(219,349)
EUR	13,805,327	SG	02/05/26	USD	15,996,853	(251,008)
EUR	19,712,751	SCB	03/06/26	USD	23,243,902	11,967
EUR	712,756	SSBT	01/29/26	USD	825,517	(13,067)
EUR	702,362	SSBT	01/29/26	USD	813,393	(12,962)
EUR	1,074,577	SSBT	01/29/26	USD	1,253,958	(10,322)
EUR	430,289	SSBT	01/29/26	USD	497,520	(8,732)
EUR	557,429	SSBT	01/29/26	USD	650,481	(5,354)
EUR	297,904	SSBT	01/29/26	USD	345,777	(4,718)
EUR	118,059	SSBT	01/29/26	USD	136,726	(2,175)
EUR	109,534	SSBT	01/29/26	USD	127,696	(1,174)
EUR	255,676	SSBT	01/29/26	USD	300,801	(12)
GBP	15,217,476	DBAG	02/26/26	USD	20,261,232	(248,912)
HUF	1,263,707,677	GSI	01/22/26	USD	3,795,944	(63,903)
IDR	53,884,831,475	MSCS	01/23/26	USD	3,233,413	2,505
IDR	18,023,077,768	UBSA	01/23/26	USD	1,074,593	(6,062)
JPY	2,785,790,630	BOA	01/23/26	USD	18,483,831	671,949
JPY	2,776,544,905	JPMC	03/12/26	USD	17,941,355	114,745
JPY	16,803,731	SSBT	01/23/26	USD	107,942	501
KRW	3,919,697,206	BOA	01/09/26	USD	2,805,455	84,158
KRW	806,254,934	CBNA	01/09/26	USD	565,539	5,787
MXN	141,817,754	BNP	03/12/26	USD	7,823,349	(1,157)
MXN	43,349,506	MSCS	03/12/26	USD	2,389,357	(2,364)
See accompanying notes to financial statements.
BHFTI-43

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025
Forward Foreign Currency Exchange Contracts — (Continued)
Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
MYR	7,700,738	GSI	02/12/26	USD	1,862,196	$(37,462)
PEN	1,904,589	MSCS	01/09/26	USD	562,822	(3,748)
PEN	1,428,990	MSCS	01/09/26	USD	422,278	(2,812)
PLN	6,151,520	UBSA	01/22/26	USD	1,685,731	(27,610)
SEK	10,843,444	HSBCU	02/13/26	USD	1,148,819	(31,420)
THB	34,235,337	CBNA	01/15/26	USD	1,090,471	3,192
THB	100,281,625	SSBT	01/15/26	USD	3,110,569	(74,272)

Cross Currency Contracts to Buy
MXN	19,632,022	GSI	03/12/26	CAD	1,485,562	(2,437)
Net Unrealized Depreciation						$(1,037,869)
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 3 Year Treasury Bond Futures	03/16/26	80	AUD	8,399,645	$(5,697)
Australian 10 Year Treasury Bond Futures	03/16/26	85	AUD	9,306,145	8,686
Canada Government Bond 5 Year Futures	03/20/26	71	CAD	8,043,590	(13,590)
Euro-BTP Futures	03/06/26	14	EUR	1,682,520	(3,470)
Euro-Bund Futures	03/06/26	6	EUR	765,420	(7,269)
Euro-Buxl 30 Year Bond Futures	03/06/26	13	EUR	1,431,560	(27,514)
Euro-OAT Futures	03/06/26	29	EUR	3,497,110	(12,301)
Euro-Schatz Futures	03/06/26	22	EUR	2,349,380	(3,644)
Japanese Government Bond 10 Year Mini Futures	03/12/26	7	JPY	92,575,000	(5,641)
U.K. Long Gilt Bond Futures	03/27/26	2	GBP	182,740	1,642
U.S. Treasury Long Bond Futures	03/20/26	13	USD	1,502,719	543
U.S. Treasury Note 2 Year Futures	03/31/26	270	USD	56,373,046	(5,218)
U.S. Treasury Note 5 Year Futures	03/31/26	160	USD	17,488,750	(12,378)
U.S. Treasury Ultra Long Bond Futures	03/20/26	41	USD	4,838,000	(51,003)

Futures Contracts—Short
Canada Government Bond 10 Year Futures	03/20/26	(40)	CAD	(4,836,400)	38,410
Euro-Bobl Futures	03/06/26	(20)	EUR	(2,323,200)	11,730
U.S. Treasury Note Ultra 10 Year Futures	03/20/26	(2)	USD	(230,031)	310
Net Unrealized Depreciation					$(86,404)
Centrally Cleared Interest Rate Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Pay	1-Day CDI	Maturity	13.185%	Maturity	01/02/31	BRL	20,015,293	$(11,336)	$—	$(11,336)
Pay	1-Day CDI	Maturity	13.500%	Maturity	01/02/31	BRL	4,383,000	3,845	—	3,845
Pay	1-Day CDI	Maturity	13.500%	Maturity	01/02/31	BRL	15,978,715	14,097	—	14,097
Pay	3M NZDBB	Quarterly	4.153%	Quarterly	03/18/35	NZD	3,204,000	17,687	—	17,687
Pay	3M NZDBB	Quarterly	4.155%	Quarterly	03/18/35	NZD	1,626,000	9,158	—	9,158
Pay	7-Day CNRR	Quarterly	1.571%	Quarterly	02/20/30	CNY	53,440,000	896	—	896
Pay	7-Day CNRR	Quarterly	1.583%	Quarterly	04/03/30	CNY	16,879,000	1,193	—	1,193
See accompanying notes to financial statements.
BHFTI-44

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025
Centrally Cleared Interest Rate Swap Contracts — (Continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Pay	7-Day CNRR	Quarterly	1.591%	Quarterly	04/03/30	CNY	18,231,000	$2,142	$—	$2,142
Totals								$37,682	$—	$37,682
Centrally Cleared Credit Default Swap Contracts on Credit Indices—Buy Protection (a)
Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ITRX.AUS.44.V1	(1.000%)	Quarterly	12/20/30	0.644%	USD	3,110,000	$(50,391)	$(47,390)	$(3,001)
Centrally Cleared Credit Default Swap Contracts on Credit Indices—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM.44.V1	1.000%	Quarterly	12/20/30	1.242%	USD	9,400,000	$(101,181)	$(139,646)	$38,465
CDX.NA.IG.45.V1	1.000%	Quarterly	12/20/30	0.500%	USD	3,110,000	70,488	67,810	2,678
Totals							$(30,693)	$(71,836)	$41,143

(a)
If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)
The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	There were no upfront premiums paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$41,143	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$3,001
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,202,977	Unrealized depreciation on forward foreign currency exchange contracts	2,240,846
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	49,018	Unrealized depreciation on centrally cleared swap contracts (a) (b)	11,336
	Unrealized appreciation on futures contracts (b) (c)	61,321	Unrealized depreciation on futures contracts (b) (c)	147,725
Total		$1,354,459		$2,402,908

(a)
Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and
Liabilities.

(b)	Financial instrument not subject to a master netting agreement.
See accompanying notes to financial statements.
BHFTI-45

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025
(c)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2025.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America NA	$793,589	$(282,418)	$—	$511,171
BNP Paribas SA	6,119	(6,119)	—	—
Citibank NA	25,250	(16,508)	—	8,742
HSBC Bank USA	8,358	(8,358)	—	—
JPMorgan Chase Bank NA	122,202	(65,130)	—	57,072
Morgan Stanley Capital Services LLC	2,505	(2,505)	—	—
NatWest Markets PLC	8,935	—	—	8,935
Standard Chartered Bank	11,967	—	—	11,967
State Street Bank and Trust Co.	219,735	(150,160)	—	69,575
UBS AG	4,317	(4,317)	—	—
	$1,202,977	$(535,515)	$—	$667,462
The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2025.
Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America NA	$282,418	$(282,418)	$—	$—
BNP Paribas SA	197,471	(6,119)	—	191,352
Citibank NA	16,508	(16,508)	—	—
Deutsche Bank AG	284,527	—	—	284,527
Goldman Sachs International	103,802	—	—	103,802
HSBC Bank USA	67,573	(8,358)	—	59,215
JPMorgan Chase Bank NA	65,130	(65,130)	—	—
Morgan Stanley Capital Services LLC	548,999	(2,505)	—	546,494
Societe Generale Paris	251,008	—	—	251,008
State Street Bank and Trust Co.	150,160	(150,160)	—	—
UBS AG	273,250	(4,317)	—	268,933
	$2,240,846	$(535,515)	$—	$1,705,331

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(5,263,577)	$(5,263,577)
Futures contracts	1,709,108	—	—	1,709,108
Swap contracts	778,953	(766,972)	—	11,981
	$2,488,061	$(766,972)	$(5,263,577)	$(3,542,488)
See accompanying notes to financial statements.
BHFTI-46

Brighthouse Funds Trust I
AB International Bond Portfolio
Schedule of Investments as of December 31, 2025

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(7,730,314)	$(7,730,314)
Futures contracts	186,250	—	—	186,250
Swap contracts	(437,226)	9,017	—	(428,209)
	$(250,976)	$9,017	$(7,730,314)	$(7,972,273)
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$274,138,485
Futures contracts long	102,893,686
Futures contracts short	(13,319,710)
Swap contracts	39,839,783

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$247,509,312	$—	$247,509,312
Total Corporate Bonds & Notes*	—	125,329,426	—	125,329,426
Total Asset-Backed Securities*	—	5,502,232	—	5,502,232
Total Non-Agency Mortgage-Backed Securities*	—	4,452,988	—	4,452,988
Total Agency Sponsored Mortgage-Backed Securities*	—	2,654,475	—	2,654,475
Total U.S. Treasury & Government Agencies*	—	471,601	—	471,601
Total Short-Term Investments*	—	7,903,981	—	7,903,981
Securities Lending Reinvestments
Short-Term Investment Funds	740,000	—	—	740,000
Repurchase Agreements	—	371,313	—	371,313
Total Securities Lending Reinvestments	740,000	371,313	—	1,111,313
Total Investments	$740,000	$394,195,328	$—	$394,935,328
Collateral for Securities Loaned (Liability)	$—	$(1,111,313)	$—	$(1,111,313)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,202,977	$—	$1,202,977
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,240,846)	—	(2,240,846)
Total Forward Contracts	$—	$(1,037,869)	$—	$(1,037,869)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$61,321	$—	$—	$61,321
Futures Contracts (Unrealized Depreciation)	(147,725)	—	—	(147,725)
Total Futures Contracts	$(86,404)	$—	$—	$(86,404)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$90,161	$—	$90,161
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(14,337)	—	(14,337)
Total Centrally Cleared Swap Contracts	$—	$75,824	$—	$75,824

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-47

Brighthouse Funds Trust I
AB International Bond Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$394,935,328
Cash	23,096
Cash denominated in foreign currencies (c)	331,179
Cash collateral (d)	2,827,325
Unrealized appreciation on forward foreign currency exchange contracts	1,202,977
Receivable for:
Investments sold	5,300,929
Fund shares sold	1,566
Interest	5,696,264
Prepaid expenses	1,438
Total Assets	410,320,102
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,240,846
Collateral for securities loaned	1,111,313
Payable for:
Investments purchased	5,298,845
Fund shares redeemed	160,583
Foreign taxes	10,727
Variation margin on futures contracts	45,442
Variation margin on centrally cleared swap contracts	1,648
Accrued Expenses:
Management fees	176,726
Distribution and service fees	3,040
Deferred trustees’ fees	132,928
Other expenses	334,379
Total Liabilities	9,516,477
Net Assets	$400,803,625
Net Assets Consist of:
Paid in surplus	$532,967,501
Distributable earnings (Accumulated losses) (e)	(132,163,876)
Net Assets	$400,803,625
Net Assets
Class A	$386,431,017
Class B	14,372,608
Capital Shares Outstanding*
Class A	48,598,017
Class B	1,819,295
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.95
Class B	7.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $394,246,000.
(b)	Includes securities loaned at value of $11,755,877.
(c)	Identified cost of cash denominated in foreign currencies was $331,593.
(d)	Includes collateral of $1,175,585 for futures contracts and $1,651,740 for centrally cleared swap contracts.
(e)	Includes foreign capital gains tax of $10,727.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Interest (a)	$24,296,042
Securities lending income	18,307
Total investment income	24,314,349
Expenses
Management fees	2,191,484
Administration fees	49,678
Custodian and accounting fees	119,795
Distribution and service fees—Class B	32,909
Audit and tax services	97,908
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	4,227
Insurance	3,839
Miscellaneous	38,167
Total expenses	2,648,592
Net Investment Income	21,665,757
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	(2,556,094)
Futures contracts	1,709,108
Swap contracts	11,981
Foreign currency transactions	172,105
Forward foreign currency transactions	(5,263,577)
Net realized gain (loss)	(5,926,477)
Net change in unrealized appreciation (depreciation) on:
Investments (c)	24,064,010
Futures contracts	186,250
Swap contracts	(428,209)
Foreign currency transactions	64,270
Forward foreign currency transactions	(7,730,314)
Net change in unrealized appreciation (depreciation)	16,156,007
Net realized and unrealized gain (loss)	10,229,530
Net Increase (Decrease) in Net Assets From Operations	$31,895,287

(a)	Net of foreign withholding taxes of $29,839.
(b)	Net of foreign capital gains tax of $912.
(c)	Includes change in foreign capital gains tax of $(10,320).
See accompanying notes to financial statements.
BHFTI-48

Brighthouse Funds Trust I
AB International Bond Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$21,665,757	$25,894,020
Net realized gain (loss)	(5,926,477)	(14,265,552)
Net change in unrealized appreciation (depreciation)	16,156,007	16,748,921
Increase (decrease) in net assets from operations	31,895,287	28,377,389
From Distributions to Shareholders
Class A	(37,756,497)	(17,308,852)
Class B	(1,179,103)	(408,887)
Total distributions	(38,935,600)	(17,717,739)
Increase (decrease) in net assets from capital share transactions	(51,959,609)	(94,091,128)
Total increase (decrease) in net assets	(58,999,922)	(83,431,478)
Net Assets
Beginning of period	459,803,547	543,235,025
End of period	$400,803,625	$459,803,547

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	216,781	$1,787,133	28,088	$225,922
Reinvestments	4,981,068	37,756,497	2,219,084	17,308,852
Redemptions	(11,491,821)	(93,135,045)	(13,997,876)	(112,744,875)
Net increase (decrease)	(6,293,972)	$(53,591,415)	(11,750,704)	$(95,210,101)
Class B
Sales	298,094	$2,332,059	204,850	$1,633,603
Reinvestments	156,380	1,179,103	52,624	408,887
Redemptions	(234,089)	(1,879,356)	(115,654)	(923,517)
Net increase (decrease)	220,385	$1,631,806	141,820	$1,118,973
Increase (decrease) derived from capital shares transactions		$(51,959,609)		$(94,091,128)
See accompanying notes to financial statements.
BHFTI-49

Brighthouse Funds Trust I
AB International Bond Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.14	$7.98	$7.70	$10.40	$10.65
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.41	0.41	0.32	0.28	0.27
Net realized and unrealized gain (loss)	0.20	0.04	0.37	(1.87)	(0.47)
Total income (loss) from investment operations	0.61	0.45	0.69	(1.59)	(0.20)
Less Distributions
Distributions from net investment income	(0.80)	(0.29)	(0.41)	(1.02)	(0.01)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.09)	(0.04)
Total distributions	(0.80)	(0.29)	(0.41)	(1.11)	(0.05)
Net Asset Value, End of Period	$7.95	$8.14	$7.98	$7.70	$10.40
Total Return (%) (b)	7.99	5.73	9.27	(15.47)	(1.83)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.61	0.63	0.59	0.58
Net ratio of expenses to average net assets (%) (c)	0.62	0.61	0.63	0.59	0.58
Ratio of net investment income (loss) to average net assets (%)	5.15	5.07	4.14	3.28	2.58
Portfolio turnover rate (%)	109	98	104	122	98
Net assets, end of period (in millions)	$386.4	$446.9	$531.7	$543.9	$811.0

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.09	$7.93	$7.66	$10.35	$10.62
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.39	0.39	0.30	0.26	0.25
Net realized and unrealized gain (loss)	0.20	0.04	0.36	(1.86)	(0.48)
Total income (loss) from investment operations	0.59	0.43	0.66	(1.60)	(0.23)
Less Distributions
Distributions from net investment income	(0.78)	(0.27)	(0.39)	(1.00)	(0.00) (d)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.09)	(0.04)
Total distributions	(0.78)	(0.27)	(0.39)	(1.09)	(0.04)
Net Asset Value, End of Period	$7.90	$8.09	$7.93	$7.66	$10.35
Total Return (%) (b)	7.77	5.54	8.91	(15.64)	(2.12)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.86	0.88	0.84	0.83
Net ratio of expenses to average net assets (%) (c)	0.87	0.86	0.88	0.84	0.83
Ratio of net investment income (loss) to average net assets (%)	4.90	4.86	3.90	3.08	2.38
Portfolio turnover rate (%)	109	98	104	122	98
Net assets, end of period (in millions)	$14.4	$12.9	$11.6	$9.9	$11.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Distributions from net investment income were less than $0.01.
See accompanying notes to financial statements.
BHFTI-50

Brighthouse Funds Trust I
Allspring Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—96.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 2.7%
L3Harris Technologies, Inc.	9,539	$2,800,364
StandardAero, Inc. (a)	188,421	5,403,914
		8,204,278
Automobile Components — 1.3%
Aptiv PLC (a)	51,158	3,892,612
Banks — 4.6%
Fifth Third Bancorp (b)	152,509	7,138,946
First Citizens BancShares, Inc. - Class A (b)	1,208	2,592,586
Regions Financial Corp. (b)	152,331	4,128,170
		13,859,702
Beverages — 2.6%
Keurig Dr. Pepper, Inc.	243,537	6,821,472
Primo Brands Corp. (b)	68,458	1,119,288
		7,940,760
Building Products — 1.0%
Carlisle Cos., Inc. (b)	9,477	3,031,313
Capital Markets — 2.7%
Jefferies Financial Group, Inc.	133,592	8,278,696
Chemicals — 1.9%
Eastman Chemical Co. (b)	34,028	2,172,007
RPM International, Inc. (b)	33,985	3,534,440
		5,706,447
Commercial Services & Supplies — 1.5%
Republic Services, Inc.	20,697	4,386,315
Construction & Engineering — 1.0%
API Group Corp. (a)	79,882	3,056,285
Construction Materials — 3.5%
Amrize Ltd. (a)	57,473	3,108,140
Vulcan Materials Co.	25,724	7,336,999
		10,445,139
Containers & Packaging — 1.7%
Graphic Packaging Holding Co. (b)	344,743	5,191,830
Electric Utilities — 5.5%
American Electric Power Co., Inc.	79,290	9,142,930
FirstEnergy Corp. (b)	167,706	7,508,198
		16,651,128
Electronic Equipment, Instruments & Components — 4.1%
CDW Corp.	34,610	4,713,882
Keysight Technologies, Inc. (a)	33,508	6,808,490
Novanta, Inc. (a)	6,233	741,665
		12,264,037
Energy Equipment & Services — 2.1%
Baker Hughes Co.	136,355	6,209,607
Security Description	Shares	Value
Ground Transportation — 3.3%
Canadian Pacific Kansas City Ltd. (b)	71,919	$5,295,396
Knight-Swift Transportation Holdings, Inc. (b)	86,041	4,498,223
		9,793,619
Health Care Equipment & Supplies — 1.4%
Alcon AG (b)	52,606	4,145,879
Health Care Providers & Services — 3.7%
Humana, Inc.	10,025	2,567,703
Labcorp Holdings, Inc. (b)	34,488	8,652,350
		11,220,053
Household Durables — 2.0%
DR Horton, Inc.	20,591	2,965,722
Somnigroup International, Inc.	33,956	3,031,591
		5,997,313
Household Products — 1.6%
Church & Dwight Co., Inc.	56,922	4,772,910
Insurance — 5.2%
Arch Capital Group Ltd. (a)	64,710	6,206,983
Brown & Brown, Inc. (b)	50,889	4,055,854
Loews Corp.	51,852	5,460,534
		15,723,371
IT Services — 2.4%
Amdocs Ltd. (b)	58,830	4,736,403
Okta, Inc. (a)	28,556	2,469,238
		7,205,641
Life Sciences Tools & Services — 5.5%
Charles River Laboratories International, Inc. (a)	36,774	7,335,678
ICON PLC (a) (b)	19,037	3,468,922
Qiagen NV (b)	57,816	2,599,986
Revvity, Inc.	31,222	3,020,728
		16,425,314
Machinery — 5.7%
Donaldson Co., Inc.	17,090	1,515,199
Gates Industrial Corp. PLC (a)	236,279	5,072,910
Ingersoll Rand, Inc. (b)	28,234	2,236,698
Mueller Industries, Inc. (b)	23,490	2,696,652
Toro Co.	70,377	5,540,077
		17,061,536
Media — 0.3%
NIQ Global Intelligence PLC (a) (b)	52,315	862,674
Metals & Mining — 1.9%
Freeport-McMoRan, Inc.	82,138	4,171,789
Nucor Corp. (b)	9,589	1,564,062
		5,735,851
See accompanying notes to financial statements.
BHFTI-51

Brighthouse Funds Trust I
Allspring Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Rights—0.0%
Security Description	Shares	Value
Mortgage Real Estate Investment Trusts — 2.3%
Annaly Capital Management, Inc.	306,857	$6,861,323
Office REITs — 0.8%
BXP, Inc. (b)	37,931	2,559,584
Oil, Gas & Consumable Fuels — 4.4%
EOG Resources, Inc.	36,347	3,816,798
EQT Corp.	93,933	5,034,809
Valero Energy Corp. (b)	26,892	4,377,749
		13,229,356
Professional Services — 3.4%
Booz Allen Hamilton Holding Corp.	48,480	4,089,773
Jacobs Solutions, Inc.	45,419	6,016,201
		10,105,974
Real Estate Management & Development — 1.2%
CBRE Group, Inc. - Class A (a)	22,307	3,586,743
Semiconductors & Semiconductor Equipment — 5.7%
ON Semiconductor Corp. (a)	101,891	5,517,398
Qnity Electronics, Inc. - Class W/I	9,504	776,002
Teradyne, Inc.	56,681	10,971,174
		17,264,574
Specialized REITs — 1.6%
Weyerhaeuser Co. (b)	207,540	4,916,623
Specialty Retail — 1.6%
AutoZone, Inc. (a)	1,382	4,687,053
Textiles, Apparel & Luxury Goods — 0.9%
PVH Corp. (b)	39,771	2,665,452
Trading Companies & Distributors — 3.8%
AerCap Holdings NV	42,695	6,137,833
WESCO International, Inc. (b)	21,817	5,337,311
		11,475,144
Water Utilities — 1.7%
American Water Works Co., Inc.	39,877	5,203,948
Total Common Stocks (Cost $242,689,755)		290,618,084

Warrants—0.0%
Special Purpose Acquisition Companies — 0.0%
Pershing Square Holdings Ltd., Expires 07/24/27 (a) (c) (d) (Cost $175,712)	30,257	0

Escrow Shares—0.0%
Special Purpose Acquisition Companies — 0.0%
Pershing Square Tontine Holdings Ltd. (a) (c) (d) (Cost $0)	277,348	0

Security Description	Shares/ Principal Amount*	Value

Special Purpose Acquisition Companies — 0.0%
Pershing Square Holdings Ltd. (a) (Cost $0)	84,465	$0

Short-Term Investments—3.4%
Repurchase Agreement—3.4%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $10,131,537; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $10,332,913	10,130,130	10,130,130
Total Short-Term Investments (Cost $10,130,130)		10,130,130

Securities Lending Reinvestments (e)—21.0%
Short-Term Investment Funds—5.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 3.640% (f)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 3.670% (f)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 3.710% (f)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (f)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 3.690% (f)	1,000,000	1,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (f)	10,000,000	10,000,000
		16,000,000

Certificate of Deposit—0.3%
Bank of Montreal
4.120%, SOFR + 0.350%, 05/14/26 (g)	1,000,000	1,000,025
Repurchase Agreements—14.7%
Bank of Montreal
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $4,000,838; collateralized by various Common Stock with an aggregate market value of $4,450,495	4,000,000	4,000,000
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $4,000,838; collateralized by various Common Stock with an aggregate market value of $4,454,703	4,000,000	4,000,000
Repurchase Agreement dated 12/31/25 at 3.850%, due on 01/02/26 with a maturity value of $800,171; collateralized by various Common Stock with an aggregate market value of $890,941	800,000	800,000
Barclays Capital, Inc.
Repurchase Agreement dated 12/31/25 at 3.820%, due on 01/02/26 with a maturity value of $5,001,061; collateralized by U.S. Treasury Obligations with rates ranging from 4.250% - 4.375%, maturity dates ranging from 06/30/31 - 05/15/34, and an aggregate market value of $5,100,004	5,000,000	5,000,000
See accompanying notes to financial statements.
BHFTI-52

Brighthouse Funds Trust I
Allspring Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (e)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $293,857; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $299,734	293,794	$293,794
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 4.130%, due on 07/06/26 with a maturity value of $2,042,906; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.000%, maturity dates ranging from 01/15/26 - 06/30/26, and various Common Stock with an aggregate market value of $2,080,250	2,000,000	2,000,000
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $4,000,869; collateralized by various Common Stock with an aggregate market value of $4,444,935	4,000,000	4,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $5,001,108; collateralized by various Common Stock with an aggregate market value of $5,564,792	5,000,000	5,000,000
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $2,900,622; collateralized by various Common Stock with an aggregate market value of $3,233,144	2,900,000	2,900,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $7,001,501; collateralized by various Common Stock with an aggregate market value of $7,778,625	7,000,000	7,000,000
Repurchase Agreement dated 12/31/25 at 3.880%, due on 01/07/26 with a maturity value of $2,001,509; collateralized by various Common Stock with an aggregate market value of $2,224,371	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $200,041; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $204,000	200,000	200,000
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $1,000,208; collateralized by various Common Stock with an aggregate market value of $1,100,229	1,000,000	1,000,000
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Virtu Americas LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/07/26 with a maturity value of $6,004,655; collateralized by various Common Stock with an aggregate market value of $6,667,585	6,000,000	$6,000,000
		44,193,794
Time Deposit—0.7%
Banco Santander SA
3.620%, 01/02/26	2,000,000	2,000,000
Total Securities Lending Reinvestments (Cost $63,193,794)		63,193,819
Total Investments—121.0% (Cost $316,189,391)		363,942,033
Other assets and liabilities (net)—(21.0)%		(63,281,309)
Net Assets—100.0%		$300,660,724

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $66,370,188 and the collateral received consisted of cash in the amount of
$63,193,794 and non-cash collateral with a value of $5,268,209. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2025, these securities represent 0.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(g)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$104,655,091	$0	$136,802,456
See accompanying notes to financial statements.
BHFTI-53

Brighthouse Funds Trust I
Allspring Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2025
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(63,193,794)	$—	$—	$—	$(63,193,794)
Gross amount of recognized liabilities for securities lending transactions					$(63,193,794)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$290,618,084	$—	$—	$290,618,084
Total Warrants*	—	—	0	0
Total Escrow Shares*	—	—	0	0
Total Rights*	—	0	—	0
Total Short-Term Investments*	—	10,130,130	—	10,130,130
Securities Lending Reinvestments
Short-Term Investment Funds	16,000,000	—	—	16,000,000
Certificate of Deposit	—	1,000,025	—	1,000,025
Repurchase Agreements	—	44,193,794	—	44,193,794
Time Deposit	—	2,000,000	—	2,000,000
Total Securities Lending Reinvestments	16,000,000	47,193,819	—	63,193,819
Total Investments	$306,618,084	$57,323,949	$0	$363,942,033
Collateral for Securities Loaned (Liability)	$—	$(63,193,794)	$—	$(63,193,794)

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2025 is not presented.
See accompanying notes to financial statements.
BHFTI-54

Brighthouse Funds Trust I
Allspring Mid Cap Value Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$363,942,033
Receivable for:
Investments sold	51,343
Fund shares sold	6
Dividends and interest	496,684
Prepaid expenses	1,071
Total Assets	364,491,137
Liabilities
Collateral for securities loaned	63,193,794
Payable for:
Investments purchased	46,727
Fund shares redeemed	9,337
Accrued Expenses:
Management fees	171,560
Distribution and service fees	26,069
Deferred trustees’ fees	250,956
Other expenses	131,970
Total Liabilities	63,830,413
Net Assets	$300,660,724
Net Assets Consist of:
Paid in surplus	$221,264,814
Distributable earnings (Accumulated losses)	79,395,910
Net Assets	$300,660,724
Net Assets
Class A	$179,873,604
Class B	120,787,120
Capital Shares Outstanding*
Class A	17,797,142
Class B	11,977,121
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.11
Class B	10.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $316,189,391.
(b)	Includes securities loaned at value of $66,370,188.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$5,670,371
Interest	220,513
Securities lending income	59,763
Total investment income	5,950,647
Expenses
Management fees	2,236,940
Administration fees	33,137
Custodian and accounting fees	21,793
Distribution and service fees—Class B	311,139
Audit and tax services	49,982
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	24,263
Insurance	2,859
Miscellaneous	13,611
Total expenses	2,804,309
Less management fee waiver	(215,139)
Less broker commission recapture	(3,894)
Net expenses	2,585,276
Net Investment Income	3,365,371
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	28,779,963
Foreign currency transactions	157
Net realized gain (loss)	28,780,120
Net change in unrealized appreciation (depreciation) on:
Investments	(14,210,325)
Foreign currency transactions	(30)
Net change in unrealized appreciation (depreciation)	(14,210,355)
Net realized and unrealized gain (loss)	14,569,765
Net Increase (Decrease) in Net Assets From Operations	$17,935,136

(a)	Net of foreign withholding taxes of $11,434.
See accompanying notes to financial statements.
BHFTI-55

Brighthouse Funds Trust I
Allspring Mid Cap Value Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$3,365,371	$4,754,813
Net realized gain (loss)	28,780,120	50,466,627
Net change in unrealized appreciation (depreciation)	(14,210,355)	(10,956,080)
Increase (decrease) in net assets from operations	17,935,136	44,265,360
From Distributions to Shareholders
Class A	(33,013,033)	(17,032,806)
Class B	(22,066,341)	(9,971,231)
Total distributions	(55,079,374)	(27,004,037)
Increase (decrease) in net assets from capital share transactions	23,615,339	(71,433,480)
Total increase (decrease) in net assets	(13,528,899)	(54,172,157)
Net Assets
Beginning of period	314,189,623	368,361,780
End of period	$300,660,724	$314,189,623

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	188,343	$2,093,165	3,725	$42,063
Reinvestments	3,464,117	33,013,033	1,540,037	17,032,806
Redemptions	(1,659,665)	(17,005,290)	(6,339,007)	(76,185,871)
Net increase (decrease)	1,992,795	$18,100,908	(4,795,245)	$(59,111,002)
Class B
Sales	447,689	$4,690,629	305,097	$3,601,180
Reinvestments	2,317,893	22,066,341	902,374	9,971,231
Redemptions	(2,023,407)	(21,242,539)	(2,206,156)	(25,894,889)
Net increase (decrease)	742,175	$5,514,431	(998,685)	$(12,322,478)
Increase (decrease) derived from capital shares transactions		$23,615,339		$(71,433,480)
See accompanying notes to financial statements.
BHFTI-56

Brighthouse Funds Trust I
Allspring Mid Cap Value Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.63	$11.23	$12.04	$15.80	$12.32
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.17	0.16	0.16	0.10
Net realized and unrealized gain (loss)	0.45	1.15	0.85	(1.15)	3.51
Total income (loss) from investment operations	0.58	1.32	1.01	(0.99)	3.61
Less Distributions
Distributions from net investment income	(0.19)	(0.16)	(0.16)	(0.10)	(0.13)
Distributions from net realized capital gains	(1.91)	(0.76)	(1.66)	(2.67)	0.00
Total distributions	(2.10)	(0.92)	(1.82)	(2.77)	(0.13)
Net Asset Value, End of Period	$10.11	$11.63	$11.23	$12.04	$15.80
Total Return (%) (b)	6.09	12.12	9.30	(4.70)	29.35
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.80	0.80	0.77	0.77
Net ratio of expenses to average net assets (%) (c)	0.75	0.74	0.73	0.71	0.71
Ratio of net investment income (loss) to average net assets (%)	1.21	1.41	1.37	1.21	0.69
Portfolio turnover rate (%)	35	16	22	23	28
Net assets, end of period (in millions)	$179.9	$183.8	$231.3	$258.5	$356.9

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.60	$11.20	$12.01	$15.76	$12.30
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.14	0.13	0.13	0.06
Net realized and unrealized gain (loss)	0.45	1.15	0.85	(1.15)	3.49
Total income (loss) from investment operations	0.55	1.29	0.98	(1.02)	3.55
Less Distributions
Distributions from net investment income	(0.16)	(0.13)	(0.13)	(0.06)	(0.09)
Distributions from net realized capital gains	(1.91)	(0.76)	(1.66)	(2.67)	0.00
Total distributions	(2.07)	(0.89)	(1.79)	(2.73)	(0.09)
Net Asset Value, End of Period	$10.08	$11.60	$11.20	$12.01	$15.76
Total Return (%) (b)	5.77	11.86	9.02	(4.97)	28.95
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	1.05	1.05	1.02	1.02
Net ratio of expenses to average net assets (%) (c)	1.00	0.99	0.98	0.96	0.96
Ratio of net investment income (loss) to average net assets (%)	0.95	1.17	1.13	0.98	0.44
Portfolio turnover rate (%)	35	16	22	23	28
Net assets, end of period (in millions)	$120.8	$130.4	$137.1	$136.8	$164.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTI-57

Brighthouse Funds Trust I
American Funds® Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2025
Investment Companies—100.1% of Net Assets

Security Description	Shares	Value

Mutual Funds — 100.1%
American Funds AMCAP Fund (Class R-6)	7,099,011	$336,635,078
American Funds American Mutual Fund (Class R-6)	4,428,482	263,538,972
American Funds Capital World Bond Fund (Class 1) (a)	4,261,510	43,552,630
American Funds Fundamental Investors Fund (Class R-6)	3,513,114	322,960,614
American Funds Growth Fund (Class 1)	2,173,800	306,636,157
American Funds Growth-Income Fund (Class 1)	4,325,179	292,944,384
American Funds High-Income Trust Fund (Class R-6)	5,892,819	58,456,767
American Funds International Fund (Class 1) (a)	11,922,168	266,222,009
American Funds International Growth & Income Fund (Class R-6) (a)	7,260,635	324,114,724
American Funds New World Fund (Class 1)	2,727,436	88,559,863
American Funds Smallcap World Fund, Inc. (Class R-6)	1,911,147	145,801,412
American Funds The Bond Fund of America (Class 1)	15,176,704	144,482,220
Security Description	Shares	Value
Mutual Funds—(Continued)
American Funds U.S. Government Securities Fund (Class R-6)	3,581,772	$43,482,717
American Funds Washington Mutual Investors Fund (Class 1)	16,087,636	292,473,220
Total Investment Companies (Cost $2,365,427,543)		2,929,860,767
Total Investments—100.1% (Cost $2,365,427,543)		2,929,860,767
Other assets and liabilities (net)—(0.1)%		(1,877,651)
Net Assets—100.0%		$2,927,983,116

(a)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
Transactions in Securities of Affiliated Issuers
Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.
A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended ended December 31, 2025 is as follows:
Security Description	Market Value December 31, 2024	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2025
American Funds Capital World Bond Fund (Class 1)	$40,719,097	$3,711,570	$(3,371,808)	$(659,496)	$3,153,267	$43,552,630
American Funds International Fund (Class 1)	244,239,064	4,717,685	(41,774,934)	7,802,057	51,238,137	266,222,009
American Funds International Growth & Income Fund (Class R-6)	302,509,305	35,794,650	(84,346,515)	5,144,624	65,012,660	324,114,724
	$587,467,466	$44,223,905	$(129,493,257)	$12,287,185	$119,404,064	$633,889,363

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2025
American Funds Capital World Bond Fund (Class 1)	$—	$1,358,539	4,261,510
American Funds International Fund (Class 1)	—	3,901,913	11,922,168
American Funds International Growth & Income Fund (Class R-6)	17,008,087	9,508,896	7,260,635
	$17,008,087	$14,769,348
Investment Transactions
Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the year ended ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$269,087,443	$0	$487,468,718
See accompanying notes to financial statements.
BHFTI-58

Brighthouse Funds Trust I
American Funds® Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Investment Companies*	$2,929,860,767	$—	$—	$2,929,860,767
Total Investments	$2,929,860,767	$—	$—	$2,929,860,767

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-59

Brighthouse Funds Trust I
American Funds® Aggressive Allocation Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a)	$2,295,971,404
Affiliated investments at value (b)	633,889,363
Receivable for:
Investments sold	32,348
Affiliated investments sold	464,001
Fund shares sold	319,446
Dividends	489,857
Prepaid expenses	10,317
Total Assets	2,931,176,736
Liabilities
Payable for:
Investments purchased	489,857
Fund shares redeemed	815,795
Accrued Expenses:
Management fees	156,579
Distribution and service fees	1,359,663
Deferred trustees’ fees	250,955
Other expenses	120,771
Total Liabilities	3,193,620
Net Assets	$2,927,983,116
Net Assets Consist of:
Paid in surplus	$2,032,357,341
Distributable earnings (Accumulated losses)	895,625,775
Net Assets	$2,927,983,116
Net Assets
Class B	$48,594,655
Class C	2,879,388,461
Capital Shares Outstanding*
Class B	4,766,923
Class C	287,222,274
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.19
Class C	10.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,807,815,799.
(b)	Identified cost of affiliated investments was $557,611,744.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends from Underlying Portfolios	$31,842,670
Dividends from Affiliated Underlying Portfolios	14,769,348
Total investment income	46,612,018
Expenses
Management fees	1,813,376
Administration fees	30,425
Custodian and accounting fees	12,957
Distribution and service fees—Class B	113,024
Distribution and service fees—Class C	15,573,489
Audit and tax services	35,304
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	40,311
Insurance	24,627
Miscellaneous	26,816
Total expenses	17,780,914
Net Investment Income	28,831,104
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	113,034,205
Affiliated investments	12,287,185
Capital gain distributions from Underlying Portfolios	168,330,938
Capital gain distributions from Affiliated Underlying Portfolios	17,008,087
Net realized gain (loss)	310,660,415
Net change in unrealized appreciation (depreciation) on:
Investments	67,706,749
Affiliated investments	119,404,064
Net change in unrealized appreciation (depreciation)	187,110,813
Net realized and unrealized gain (loss)	497,771,228
Net Increase (Decrease) in Net Assets From Operations	$526,602,332
See accompanying notes to financial statements.
BHFTI-60

Brighthouse Funds Trust I
American Funds® Aggressive Allocation Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$28,831,104	$32,994,467
Net realized gain (loss)	310,660,415	202,301,880
Net change in unrealized appreciation (depreciation)	187,110,813	157,756,626
Increase (decrease) in net assets from operations	526,602,332	393,052,973
From Distributions to Shareholders
Class B	(3,748,297)	(2,196,401)
Class C	(231,527,679)	(146,360,022)
Total distributions	(235,275,976)	(148,556,423)
Increase (decrease) in net assets from capital share transactions	(197,360,224)	(231,672,525)
Total increase (decrease) in net assets	93,966,132	12,824,025
Net Assets
Beginning of period	2,834,016,984	2,821,192,959
End of period	$2,927,983,116	$2,834,016,984

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class B
Sales	112,591	$1,079,471	135,378	$1,221,104
Reinvestments	410,997	3,748,297	249,591	2,196,401
Redemptions	(340,211)	(3,272,699)	(247,665)	(2,234,256)
Net increase (decrease)	183,377	$1,555,069	137,304	$1,183,249
Class C
Sales	6,136,437	$57,320,826	6,334,851	$56,684,667
Reinvestments	25,753,914	231,527,679	16,861,754	146,360,022
Redemptions	(51,574,626)	(487,763,798)	(49,011,316)	(435,900,463)
Net increase (decrease)	(19,684,275)	$(198,915,293)	(25,814,711)	$(232,855,774)
Increase (decrease) derived from capital shares transactions		$(197,360,224)		$(231,672,525)
See accompanying notes to financial statements.
BHFTI-61

Brighthouse Funds Trust I
American Funds® Aggressive Allocation Portfolio
Financial Highlights
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.24	$8.49	$8.02	$11.95	$10.73
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.13	0.13	0.13	0.12
Net realized and unrealized gain (loss)	1.66	1.12	1.44	(2.36)	1.59
Total income (loss) from investment operations	1.79	1.25	1.57	(2.23)	1.71
Less Distributions
Distributions from net investment income	(0.15)	(0.14)	(0.21)	(0.15)	(0.12)
Distributions from net realized capital gains	(0.69)	(0.36)	(0.89)	(1.55)	(0.37)
Total distributions	(0.84)	(0.50)	(1.10)	(1.70)	(0.49)
Net Asset Value, End of Period	$10.19	$9.24	$8.49	$8.02	$11.95
Total Return (%) (b)	20.32	14.96	20.66	(18.37)	16.21
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (d)	1.34	1.48	1.63	1.44	1.03
Portfolio turnover rate (%)	9	5	5	11	25
Net assets, end of period (in millions)	$48.6	$42.4	$37.8	$30.8	$38.0

	Class C
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.10	$8.37	$7.92	$11.80	$10.60
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	0.10	0.10	0.10	0.08
Net realized and unrealized gain (loss)	1.63	1.10	1.42	(2.32)	1.58
Total income (loss) from investment operations	1.72	1.20	1.52	(2.22)	1.66
Less Distributions
Distributions from net investment income	(0.11)	(0.11)	(0.18)	(0.11)	(0.09)
Distributions from net realized capital gains	(0.69)	(0.36)	(0.89)	(1.55)	(0.37)
Total distributions	(0.80)	(0.47)	(1.07)	(1.66)	(0.46)
Net Asset Value, End of Period	$10.02	$9.10	$8.37	$7.92	$11.80
Total Return (%) (b)	19.90	14.57	20.27	(18.52)	15.91
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income (loss) to average net assets (%) (d)	1.00	1.14	1.27	1.10	0.70
Portfolio turnover rate (%)	9	5	5	11	25
Net assets, end of period (in millions)	$2,879.4	$2,791.7	$2,783.4	$2,569.8	$3,503.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
See accompanying notes to financial statements.
BHFTI-62

Brighthouse Funds Trust I
American Funds® Balanced Allocation Portfolio
Schedule of Investments as of December 31, 2025
Investment Companies—100.1% of Net Assets

Security Description	Shares	Value

Mutual Funds — 100.1%
American Funds AMCAP Fund (Class R-6)	6,796,312	$322,281,137
American Funds American Mutual Fund (Class R-6)	4,744,890	282,368,427
American Funds Capital World Bond Fund (Class 1) (a)	10,841,041	110,795,438
American Funds Fundamental Investors Fund (Class R-6)	3,516,601	323,281,098
American Funds Growth Fund (Class 1)	2,424,309	341,972,960
American Funds Growth-Income Fund (Class 1)	5,358,846	362,954,629
American Funds High-Income Trust Fund (Class R-6)	18,380,833	182,337,868
American Funds International Fund (Class 1) (a)	12,295,828	274,565,840
American Funds International Growth & Income Fund (Class R-6) (a)	7,952,301	354,990,700
American Funds New World Fund (Class 1)	2,501,896	81,236,572
American Funds Smallcap World Fund, Inc. (Class R-6)	1,578,568	120,428,930
American Funds The Bond Fund of America (Class 1) (a)	55,932,599	532,478,344
Security Description	Shares	Value
Mutual Funds—(Continued)
American Funds U.S. Government Securities Fund (Class R-6)	34,862,825	$423,234,696
American Funds Washington Mutual Investors Fund (Class 1) (a)	17,725,552	322,250,532
Total Investment Companies (Cost $3,554,092,052)		4,035,177,171
Total Investments—100.1% (Cost $3,554,092,052)		4,035,177,171
Other assets and liabilities (net)—(0.1)%		(2,461,629)
Net Assets—100.0%		$4,032,715,542

(a)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
Transactions in Securities of Affiliated Issuers
Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.
A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2025 is as follows:
Security Description	Market Value December 31, 2024	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2025
American Funds Capital World Bond Fund (Class 1)	$106,451,205	$6,969,848	$(9,107,258)	$(1,936,953)	$8,418,596	$110,795,438
American Funds International Fund (Class 1)	260,535,116	4,185,901	(51,604,823)	8,131,751	53,317,895	274,565,840
American Funds International Growth & Income Fund (Class R-6)	341,282,815	38,037,261	(102,548,992)	6,075,079	72,144,537	354,990,700
American Funds The Bond Fund of America (Class 1)	524,325,508	34,636,257	(41,033,817)	(6,369,570)	20,919,966	532,478,344
American Funds Washington Mutual Investors Fund (Class 1)	323,868,313	26,728,500	(53,912,345)	13,973,076	11,592,988	322,250,532
	$1,556,462,957	$110,557,767	$(258,207,235)	$19,873,383	$166,393,982	$1,595,080,854

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2025
American Funds Capital World Bond Fund (Class 1)	$—	$3,466,731	10,841,041
American Funds International Fund (Class 1)	—	4,027,569	12,295,828
American Funds International Growth & Income Fund (Class R-6)	18,736,259	10,497,039	7,952,301
American Funds The Bond Fund of America (Class 1)	—	23,402,499	55,932,599
American Funds Washington Mutual Investors Fund (Class 1)	21,613,866	5,104,392	17,725,552
	$40,350,125	$46,498,230
Investment Transactions
Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the year ended ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$333,518,915	$0	$638,388,320
See accompanying notes to financial statements.
BHFTI-63

Brighthouse Funds Trust I
American Funds® Balanced Allocation Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Investment Companies*	$4,035,177,171	$—	$—	$4,035,177,171
Total Investments	$4,035,177,171	$—	$—	$4,035,177,171

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-64

Brighthouse Funds Trust I
American Funds® Balanced Allocation Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a)	$2,440,096,317
Affiliated investments at value (b)	1,595,080,854
Receivable for:
Investments sold	205,494
Affiliated investments sold	790,124
Fund shares sold	25,440
Dividends	2,594,079
Prepaid expenses	14,325
Total Assets	4,038,806,633
Liabilities
Payable for:
Investments purchased	2,594,079
Fund shares redeemed	1,021,058
Accrued Expenses:
Management fees	203,727
Distribution and service fees	1,885,775
Deferred trustees’ fees	250,955
Other expenses	135,497
Total Liabilities	6,091,091
Net Assets	$4,032,715,542
Net Assets Consist of:
Paid in surplus	$3,166,706,550
Distributable earnings (Accumulated losses)	866,008,992
Net Assets	$4,032,715,542
Net Assets
Class B	$19,121,151
Class C	4,013,594,391
Capital Shares Outstanding*
Class B	1,892,174
Class C	401,459,666
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.11
Class C	10.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,038,917,082.
(b)	Identified cost of affiliated investments was $1,515,174,970.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends from Underlying Portfolios	$46,481,173
Dividends from Affiliated Underlying Portfolios	46,498,230
Total investment income	92,979,403
Expenses
Management fees	2,372,974
Administration fees	30,425
Custodian and accounting fees	12,957
Distribution and service fees—Class B	43,933
Distribution and service fees—Class C	21,881,070
Audit and tax services	35,304
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	49,555
Insurance	34,596
Miscellaneous	33,404
Total expenses	24,604,803
Net Investment Income	68,374,600
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	108,351,368
Affiliated investments	19,873,383
Capital gain distributions from Underlying Portfolios	162,223,823
Capital gain distributions from Affiliated Underlying Portfolios	40,350,125
Net realized gain (loss)	330,798,699
Net change in unrealized appreciation (depreciation) on:
Investments	61,360,373
Affiliated investments	166,393,982
Net change in unrealized appreciation (depreciation)	227,754,355
Net realized and unrealized gain (loss)	558,553,054
Net Increase (Decrease) in Net Assets From Operations	$626,927,654
See accompanying notes to financial statements.
BHFTI-65

Brighthouse Funds Trust I
American Funds® Balanced Allocation Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$68,374,600	$72,963,089
Net realized gain (loss)	330,798,699	236,586,565
Net change in unrealized appreciation (depreciation)	227,754,355	145,575,630
Increase (decrease) in net assets from operations	626,927,654	455,125,284
From Distributions to Shareholders
Class B	(1,373,993)	(793,726)
Class C	(310,658,259)	(199,715,020)
Total distributions	(312,032,252)	(200,508,746)
Increase (decrease) in net assets from capital share transactions	(263,833,866)	(347,508,107)
Total increase (decrease) in net assets	51,061,536	(92,891,569)
Net Assets
Beginning of period	3,981,654,006	4,074,545,575
End of period	$4,032,715,542	$3,981,654,006

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class B
Sales	163,844	$1,555,744	66,568	$615,195
Reinvestments	149,509	1,373,993	88,487	793,726
Redemptions	(132,134)	(1,281,709)	(102,856)	(945,409)
Net increase (decrease)	181,219	$1,648,028	52,199	$463,512
Class C
Sales	5,596,716	$53,292,690	5,497,688	$50,031,327
Reinvestments	34,100,797	310,658,259	22,465,132	199,715,020
Redemptions	(65,952,914)	(629,432,843)	(65,500,190)	(597,717,966)
Net increase (decrease)	(26,255,401)	$(265,481,894)	(37,537,370)	$(347,971,619)
Increase (decrease) derived from capital shares transactions		$(263,833,866)		$(347,508,107)
See accompanying notes to financial statements.
BHFTI-66

Brighthouse Funds Trust I
American Funds® Balanced Allocation Portfolio
Financial Highlights
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.37	$8.81	$8.37	$11.89	$11.09
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.20	0.18	0.17	0.13
Net realized and unrealized gain (loss)	1.35	0.84	1.15	(2.16)	1.23
Total income (loss) from investment operations	1.55	1.04	1.33	(1.99)	1.36
Less Distributions
Distributions from net investment income	(0.22)	(0.18)	(0.23)	(0.18)	(0.17)
Distributions from net realized capital gains	(0.59)	(0.30)	(0.66)	(1.35)	(0.39)
Total distributions	(0.81)	(0.48)	(0.89)	(1.53)	(0.56)
Net Asset Value, End of Period	$10.11	$9.37	$8.81	$8.37	$11.89
Total Return (%) (b)	17.35	12.07	16.72	(16.53)	12.55
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.31
Ratio of net investment income (loss) to average net assets (%) (d)	2.07	2.13	2.10	1.76	1.16
Portfolio turnover rate (%)	8	5	5	9	21
Net assets, end of period (in millions)	$19.1	$16.0	$14.6	$11.9	$14.7

	Class C
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.27	$8.73	$8.29	$11.78	$11.00
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.16	0.14	0.13	0.10
Net realized and unrealized gain (loss)	1.34	0.83	1.16	(2.13)	1.21
Total income (loss) from investment operations	1.50	0.99	1.30	(2.00)	1.31
Less Distributions
Distributions from net investment income	(0.18)	(0.15)	(0.20)	(0.14)	(0.14)
Distributions from net realized capital gains	(0.59)	(0.30)	(0.66)	(1.35)	(0.39)
Total distributions	(0.77)	(0.45)	(0.86)	(1.49)	(0.53)
Net Asset Value, End of Period	$10.00	$9.27	$8.73	$8.29	$11.78
Total Return (%) (b)	17.02	11.60	16.49	(16.76)	12.14
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.61
Ratio of net investment income (loss) to average net assets (%) (d)	1.71	1.77	1.71	1.44	0.83
Portfolio turnover rate (%)	8	5	5	9	21
Net assets, end of period (in millions)	$4,013.6	$3,965.6	$4,059.9	$3,862.7	$5,068.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
See accompanying notes to financial statements.
BHFTI-67

Brighthouse Funds Trust I
American Funds® Growth Portfolio
Schedule of Investments as of December 31, 2025
Investment Companies—100.1% of Net Assets

Security Description	Shares	Value

Mutual Funds — 100.1%
American Funds Growth Fund (Class 1) (a)	14,101,556	$1,989,165,533
Total Investment Companies (Cost $1,318,214,518)		1,989,165,533
Total Investments—100.1% (Cost $1,318,214,518)		1,989,165,533
Other assets and liabilities (net)—(0.1)%		(1,303,906)
Net Assets—100.0%		$1,987,861,627

(a)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
Transactions in Securities of Affiliated Issuers
A summary of the Portfolio’s transactions in the securities of affiliated issuers for the year ended December 31, 2025 is as follows.
Security Description	Market Value December 31, 2024	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2025
American Funds Growth Fund (Class 1)	$1,860,838,354	$195,972,782	$(279,531,437)	$127,308,980	$84,576,854	$1,989,165,533

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2025
American Funds Growth Fund (Class 1)	$151,172,240	$4,654,296	14,101,556
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investments in the Master Fund for the year ended ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$195,972,782	$0	$279,531,437
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Investment Companies*	$1,989,165,533	$—	$—	$1,989,165,533
Total Investments	$1,989,165,533	$—	$—	$1,989,165,533

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-68

Brighthouse Funds Trust I
American Funds® Growth Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments in Master Fund at value (a)	$1,989,165,533
Receivable for:
Investments in Master Fund sold	1,565,861
Fund shares sold	344,860
Prepaid expenses	6,945
Total Assets	1,991,083,199
Liabilities
Payable for:
Fund shares redeemed	1,910,721
Accrued Expenses:
Distribution and service fees	934,734
Deferred trustees’ fees	250,955
Other expenses	125,162
Total Liabilities	3,221,572
Net Assets	$1,987,861,627
Net Assets Consist of:
Paid in surplus	$1,045,062,327
Distributable earnings (Accumulated losses)	942,799,300
Net Assets	$1,987,861,627
Net Assets
Class C	$1,987,861,627
Capital Shares Outstanding*
Class C	150,228,988
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$13.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments in Master Fund was $1,318,214,518.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends from Master Fund	$4,654,296
Total investment income	4,654,296
Expenses
Administration fees	29,925
Custodian and accounting fees	14,689
Distribution and service fees—Class C	10,468,742
Audit and tax services	35,204
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	52,652
Insurance	15,627
Miscellaneous	18,810
Total expenses	10,746,234
Net Investment Loss	(6,091,938)
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments in Master Fund	127,308,980
Capital gain distributions from Master Fund	151,172,240
Net realized gain (loss)	278,481,220
Net change in unrealized appreciation (depreciation) on investments in Master Fund	84,576,854
Net realized and unrealized gain (loss)	363,058,074
Net Increase (Decrease) in Net Assets From Operations	$356,966,136
See accompanying notes to financial statements.
BHFTI-69

Brighthouse Funds Trust I
American Funds® Growth Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(6,091,938)	$(68,643)
Net realized gain (loss)	278,481,220	177,696,596
Net change in unrealized appreciation (depreciation)	84,576,854	305,764,382
Increase (decrease) in net assets from operations	356,966,136	483,392,335
From Distributions to Shareholders
Class C	(177,725,753)	(136,402,248)
Total distributions	(177,725,753)	(136,402,248)
Increase (decrease) in net assets from capital share transactions	(51,023,980)	(157,009,076)
Total increase (decrease) in net assets	128,216,403	189,981,011
Net Assets
Beginning of period	1,859,645,224	1,669,664,213
End of period	$1,987,861,627	$1,859,645,224

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class C
Sales	11,589,132	$140,420,328	7,456,866	$83,383,134
Reinvestments	15,190,235	177,725,753	12,807,723	136,402,248
Redemptions	(29,423,103)	(369,170,061)	(33,633,970)	(376,794,458)
Net increase (decrease)	(2,643,736)	$(51,023,980)	(13,369,381)	$(157,009,076)
Increase (decrease) derived from capital shares transactions		$(51,023,980)		$(157,009,076)
See accompanying notes to financial statements.
BHFTI-70

Brighthouse Funds Trust I
American Funds® Growth Portfolio
Financial Highlights
Selected per share data
	Class C
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.16	$10.04	$8.52	$15.93	$14.12
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	(0.00) (b)	0.00 (b)	0.00 (b)	(0.02)
Net realized and unrealized gain (loss)	2.31	3.01	3.05	(4.76)	2.95
Total income (loss) from investment operations	2.27	3.01	3.05	(4.76)	2.93
Less Distributions
Distributions from net investment income	(0.01)	(0.00) (c)	(0.16)	(0.07)	0.00
Distributions from net realized capital gains	(1.19)	(0.89)	(1.37)	(2.58)	(1.12)
Total distributions	(1.20)	(0.89)	(1.53)	(2.65)	(1.12)
Net Asset Value, End of Period	$13.23	$12.16	$10.04	$8.52	$15.93
Total Return (%) (d)	19.88	31.23	37.99	(30.16)	21.62
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.56	0.57	0.57	0.56	0.56
Ratio of net investment income (loss) to average net assets (%) (f)	(0.32)	(0.00) (g)	0.03	0.03	(0.10)
Portfolio turnover rate (%)	10	3	7	4	13
Net assets, end of period (in millions)	$1,987.9	$1,859.6	$1,669.7	$1,378.4	$1,911.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from net investment income were less than $0.01.
(d)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(e)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Master Fund in which it invests.
(g)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
See accompanying notes to financial statements.
BHFTI-71

Brighthouse Funds Trust I
American Funds® Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2025
Investment Companies—100.1% of Net Assets

Security Description	Shares	Value

Mutual Funds — 100.1%
American Funds AMCAP Fund (Class R-6)	2,017,851	$95,686,493
American Funds American Mutual Fund (Class R-6)	2,577,966	153,414,743
American Funds Capital World Bond Fund (Class 1) (a)	6,591,415	67,364,258
American Funds Fundamental Investors Fund (Class R-6)	1,044,336	96,005,761
American Funds Growth Fund (Class 1)	677,598	95,581,991
American Funds Growth-Income Fund (Class 1)	2,264,297	153,360,810
American Funds High-Income Trust Fund (Class R-6)	11,596,895	115,041,201
American Funds International Fund (Class 1)	4,765,626	106,416,422
American Funds International Growth & Income Fund (Class R-6)	2,810,036	125,440,025
American Funds New World Fund (Class 1)	594,623	19,307,405
American Funds Smallcap World Fund, Inc. (Class R-6)	250,155	19,084,343
American Funds The Bond Fund of America (Class 1) (a)	37,335,825	355,437,059
Security Description	Shares	Value
Mutual Funds—(Continued)
American Funds U.S. Government Securities Fund (Class R-6)	30,153,072	$366,058,296
American Funds Washington Mutual Investors Fund (Class 1)	8,425,521	153,175,978
Total Investment Companies (Cost $1,799,527,482)		1,921,374,785
Total Investments—100.1% (Cost $1,799,527,482)		1,921,374,785
Other assets and liabilities (net)—(0.1)%		(1,372,396)
Net Assets—100.0%		$1,920,002,389

(a)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
Transactions in Securities of Affiliated Issuers
Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.
A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2025 is as follows:
Security Description	Market Value December 31, 2024	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2025
American Funds Capital World Bond Fund (Class 1)	$67,014,672	$3,580,281	$(7,307,674)	$(1,440,248)	$5,517,227	$67,364,258
American Funds The Bond Fund of America (Class 1)	370,954,619	16,572,552	(42,291,159)	(4,900,661)	15,101,708	355,437,059
	$437,969,291	$20,152,833	$(49,598,833)	$(6,340,909)	$20,618,935	$422,801,317

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2025
American Funds Capital World Bond Fund (Class 1)	$2,113,901	6,591,415
American Funds The Bond Fund of America (Class 1)	15,711,377	37,335,825
	$17,825,278
Investment Transactions
Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the year ended ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$146,795,729	$0	$301,470,566
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Investment Companies*	$1,921,374,785	$—	$—	$1,921,374,785
Total Investments	$1,921,374,785	$—	$—	$1,921,374,785

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-72

Brighthouse Funds Trust I
American Funds® Moderate Allocation Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a)	$1,498,573,468
Affiliated investments at value (b)	422,801,317
Receivable for:
Investments sold	456,658
Affiliated investments sold	138,796
Fund shares sold	101,802
Dividends	2,001,035
Prepaid expenses	6,913
Total Assets	1,924,079,989
Liabilities
Payable for:
Investments purchased	2,001,035
Fund shares redeemed	697,256
Accrued Expenses:
Management fees	113,647
Distribution and service fees	895,848
Deferred trustees’ fees	250,955
Other expenses	118,859
Total Liabilities	4,077,600
Net Assets	$1,920,002,389
Net Assets Consist of:
Paid in surplus	$1,654,338,320
Distributable earnings (Accumulated losses)	265,664,069
Net Assets	$1,920,002,389
Net Assets
Class B	$15,420,370
Class C	1,904,582,019
Capital Shares Outstanding*
Class B	1,638,092
Class C	203,500,405
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.41
Class C	9.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,319,565,480.
(b)	Identified cost of affiliated investments was $479,962,002.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends from Underlying Portfolios	$37,650,604
Dividends from Affiliated Underlying Portfolios	17,825,278
Total investment income	55,475,882
Expenses
Management fees	1,337,110
Administration fees	30,425
Custodian and accounting fees	12,957
Distribution and service fees—Class B	36,320
Distribution and service fees—Class C	10,503,302
Audit and tax services	35,304
Legal	48,492
Trustees’ fees and expenses	62,092
Shareholder reporting	35,320
Insurance	16,759
Miscellaneous	22,626
Total expenses	12,140,707
Net Investment Income	43,335,175
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	43,382,831
Affiliated investments	(6,340,909)
Capital gain distributions from Underlying Portfolios	75,892,142
Net realized gain (loss)	112,934,064
Net change in unrealized appreciation (depreciation) on:
Investments	83,707,776
Affiliated investments	20,618,935
Net change in unrealized appreciation (depreciation)	104,326,711
Net realized and unrealized gain (loss)	217,260,775
Net Increase (Decrease) in Net Assets From Operations	$260,595,950
See accompanying notes to financial statements.
BHFTI-73

Brighthouse Funds Trust I
American Funds® Moderate Allocation Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$43,335,175	$46,335,210
Net realized gain (loss)	112,934,064	86,350,302
Net change in unrealized appreciation (depreciation)	104,326,711	44,035,978
Increase (decrease) in net assets from operations	260,595,950	176,721,490
From Distributions to Shareholders
Class B	(1,061,799)	(638,991)
Class C	(134,810,812)	(91,502,377)
Total distributions	(135,872,611)	(92,141,368)
Increase (decrease) in net assets from capital share transactions	(138,074,192)	(186,092,332)
Total increase (decrease) in net assets	(13,350,853)	(101,512,210)
Net Assets
Beginning of period	1,933,353,242	2,034,865,452
End of period	$1,920,002,389	$1,933,353,242

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class B
Sales	53,912	$488,500	51,042	$449,551
Reinvestments	122,327	1,061,799	74,999	638,991
Redemptions	(76,433)	(698,538)	(91,713)	(799,530)
Net increase (decrease)	99,806	$851,761	34,328	$289,012
Class C
Sales	3,157,877	$28,337,595	3,005,521	$26,156,172
Reinvestments	15,603,103	134,810,812	10,790,375	91,502,377
Redemptions	(33,499,789)	(302,074,360)	(34,869,308)	(304,039,893)
Net increase (decrease)	(14,738,809)	$(138,925,953)	(21,073,412)	$(186,381,344)
Increase (decrease) derived from capital shares transactions		$(138,074,192)		$(186,092,332)
See accompanying notes to financial statements.
BHFTI-74

Brighthouse Funds Trust I
American Funds® Moderate Allocation Portfolio
Financial Highlights
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.85	$8.50	$8.22	$11.03	$10.57
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.23	0.21	0.18	0.14
Net realized and unrealized gain (loss)	1.01	0.56	0.83	(1.78)	0.89
Total income (loss) from investment operations	1.25	0.79	1.04	(1.60)	1.03
Less Distributions
Distributions from net investment income	(0.26)	(0.22)	(0.25)	(0.20)	(0.20)
Distributions from net realized capital gains	(0.43)	(0.22)	(0.51)	(1.01)	(0.37)
Total distributions	(0.69)	(0.44)	(0.76)	(1.21)	(0.57)
Net Asset Value, End of Period	$9.41	$8.85	$8.50	$8.22	$11.03
Total Return (%) (b)	14.78	9.43	13.23	(14.41)	9.98
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.33	0.33	0.33	0.32
Ratio of net investment income (loss) to average net assets (%) (d)	2.61	2.66	2.52	1.95	1.27
Portfolio turnover rate (%)	8	5	4	8	15
Net assets, end of period (in millions)	$15.4	$13.6	$12.8	$10.4	$14.9

	Class C
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.80	$8.45	$8.17	$10.96	$10.51
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.20	0.17	0.16	0.10
Net realized and unrealized gain (loss)	1.02	0.56	0.84	(1.77)	0.89
Total income (loss) from investment operations	1.22	0.76	1.01	(1.61)	0.99
Less Distributions
Distributions from net investment income	(0.23)	(0.19)	(0.22)	(0.17)	(0.17)
Distributions from net realized capital gains	(0.43)	(0.22)	(0.51)	(1.01)	(0.37)
Total distributions	(0.66)	(0.41)	(0.73)	(1.18)	(0.54)
Net Asset Value, End of Period	$9.36	$8.80	$8.45	$8.17	$10.96
Total Return (%) (b)	14.46	9.12	12.91	(14.63)	9.64
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.63	0.63	0.63	0.63	0.62
Ratio of net investment income (loss) to average net assets (%) (d)	2.25	2.30	2.11	1.73	0.97
Portfolio turnover rate (%)	8	5	4	8	15
Net assets, end of period (in millions)	$1,904.6	$1,919.7	$2,022.1	$2,030.2	$2,633.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
See accompanying notes to financial statements.
BHFTI-75

Brighthouse Funds Trust I
BlackRock Global Tactical Strategies Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Investment Companies—88.6% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Exchange-Traded Funds — 88.6%
iShares Core MSCI EAFE ETF (a) (b)	8,007,109	$716,316,061
iShares Core S&P 500 ETF (a)	700,346	479,694,989
iShares Core U.S. Aggregate Bond ETF (a) (b)	4,260,657	425,554,421
iShares U.S. Real Estate ETF (a) (b)	617,557	57,982,427
State Street Communication Services Select Sector SPDR ETF (b)	257,066	30,261,810
State Street Consumer Discretionary Select Sector SPDR ETF (b)	244,070	29,144,399
State Street Consumer Staples Select Sector SPDR ETF (b)	137,500	10,681,000
State Street Energy Select Sector SPDR ETF (b)	162,940	7,285,047
State Street Financial Select Sector SPDR ETF (b)	655,503	35,901,899
State Street Health Care Select Sector SPDR ETF (b)	173,123	26,799,440
State Street Industrial Select Sector SPDR ETF (b)	150,496	23,344,940
State Street Materials Select Sector SPDR ETF (b)	118,952	5,394,473
State Street Technology Select Sector SPDR ETF (b)	569,584	82,003,008
State Street Utilities Select Sector SPDR ETF (b)	162,208	6,924,660
Vanguard Total Bond Market ETF (b)	7,915,573	586,306,492
Total Investment Companies (Cost $2,163,820,683)		2,523,595,066

Short-Term Investments—7.0%
Repurchase Agreement—0.2%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $7,021,700; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $7,161,412	7,020,725	7,020,725

Short-Term Investment Funds—6.8%
State Street USD Liquidity LVNAV Fund - Institutional Shares
3.825% (c)	192,332,032	192,332,032
Total Short-Term Investments (Cost $199,352,757)		199,352,757

Securities Lending Reinvestments (d)—15.0%
Short-Term Investment Funds—0.0%
RBC BlueBay U.S. Government Money Market Fund, Institutional Shares, 3.690% (c)	1,000,000	1,000,000

Certificates of Deposit—1.5%
Bank of America NA
4.170%, SOFR + 0.400%, 03/31/26 (e)	2,000,000	2,000,860
Bank of Montreal
4.080%, SOFR + 0.370%, 08/07/26 (e)	5,000,000	5,001,495
4.090%, SOFR + 0.380%, 11/19/26 (e)	2,000,000	1,999,994
4.100%, SOFR + 0.390%, 05/05/26 (e)	2,000,000	2,000,856
Bank of Nova Scotia
4.040%, SOFR + 0.330%, 07/22/26 (e)	3,000,000	3,000,265
Commonwealth Bank of Australia
4.090%, SOFR + 0.380%, 04/13/26 (e)	5,000,000	5,001,715
Mitsubishi UFJ Trust & Banking Corp.
3.930%, SOFR + 0.220%, 03/17/26 (e)	2,000,000	1,999,976
Mizuho Bank Ltd.
3.990%, SOFR + 0.220%, 04/10/26 (e)	5,000,000	4,999,415
4.010%, SOFR + 0.240%, 01/13/26 (e)	3,000,000	3,000,012
Security Description	Principal Amount*	Value
Certificates of Deposit—(Continued)
Royal Bank of Canada
4.090%, SOFR + 0.380%, 05/01/26 (e)	2,000,000	$2,000,906
Standard Chartered Bank
3.980%, SOFR + 0.270%, 05/07/26 (e)	2,000,000	2,000,556
Sumitomo Mitsui Banking Corp.
3.940%, SOFR + 0.230%, 01/30/26 (e)	3,000,000	3,000,258
Sumitomo Mitsui Trust Bank Ltd.
4.110%, 01/22/26	2,000,000	2,000,560
4.140%, 01/14/26	2,000,000	2,000,400
Toronto-Dominion Bank
4.220%, SOFR + 0.450%, 04/23/26 (e)	1,000,000	1,000,705
		41,007,973
Commercial Paper—0.2%
Ionic Funding LLC
4.110%, 01/05/26	3,500,000	3,498,096
Old Line Funding LLC
3.930%, SOFR + 0.160%, 02/10/26 (e)	2,000,000	1,999,978
		5,498,074
Repurchase Agreements—12.3%
Bank of Montreal
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $10,002,094; collateralized by various Common Stock with an aggregate market value of $11,126,238	10,000,000	10,000,000
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $44,009,216; collateralized by various Common Stock with an aggregate market value of $49,001,732	44,000,000	44,000,000
Repurchase Agreement dated 12/31/25 at 3.850%, due on 01/02/26 with a maturity value of $20,004,278; collateralized by various Common Stock with an aggregate market value of $22,273,514	20,000,000	20,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $11,545,538; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $11,776,449	11,543,082	11,543,082
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 4.130%, due on 07/06/26 with a maturity value of $30,643,592; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.000%, maturity dates ranging from 01/15/26 - 06/30/26, and various Common Stock with an aggregate market value of $31,203,753	30,000,000	30,000,000
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $48,010,427; collateralized by various Common Stock with an aggregate market value of $53,339,215	48,000,000	48,000,000
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-76

Brighthouse Funds Trust I
BlackRock Global Tactical Strategies Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (d)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $7,001,501; collateralized by various Common Stock with an aggregate market value of $7,804,140	7,000,000	$7,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $21,004,503; collateralized by various Common Stock with an aggregate market value of $23,337,411	21,000,000	21,000,000
Repurchase Agreement dated 12/31/25 at 3.880%, due on 01/07/26 with a maturity value of $70,052,811; collateralized by various Common Stock with an aggregate market value of $77,852,985	70,000,000	70,000,000
NBC Global Finance Ltd.
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/07/26 with a maturity value of $62,047,137; collateralized by various Common Stock with an aggregate market value of $69,125,352	62,000,000	62,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $900,182; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $918,001	900,000	900,000
Virtu Americas LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/07/26 with a maturity value of $25,019,396; collateralized by various Common Stock with an aggregate market value of $27,781,603	25,000,000	25,000,000
		349,443,082
Time Deposits—1.0%
Banco Santander SA
3.620%, 01/02/26	14,000,000	14,000,000
Security Description	Principal Amount*	Value
Time Deposits—(Continued)
First Abu Dhabi Bank USA NV
3.590%, 01/02/26	15,000,000	$15,000,000
		29,000,000
Total Securities Lending Reinvestments (Cost $425,941,881)		425,949,129
Total Investments—110.6% (Cost $2,789,115,321)		3,148,896,952
Other assets and liabilities (net)—(10.6)%		(301,030,510)
Net Assets—100.0%		$2,847,866,442

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
(b)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $421,727,460 and the collateral received consisted of cash in the amount of $425,907,916 and non-cash collateral with a value of $7,043,032. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as
Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the
Consolidated Statement of Assets and Liabilities.

(c)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(e)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Transactions in Securities of Affiliated Issuers
The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETFs for the year ended December 31, 2025 were as follows:
Security Description	Market Value December 31, 2024	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2025
iShares Core MSCI EAFE ETF	$451,806,787	$177,362,574	$(80,501,128)	$27,599,238	$140,048,590	$716,316,061
iShares Core S&P 500 ETF	380,006,480	204,179,766	(188,353,698)	26,709,243	57,153,198	479,694,989
iShares Core U.S. Aggregate Bond ETF	487,120,370	83,731,817	(159,896,118)	(398,883)	14,997,235	425,554,421
iShares U.S. Real Estate ETF	61,677,376	—	(4,328,663)	(486,443)	1,120,157	57,982,427
	$1,380,611,013	$465,274,157	$(433,079,607)	$53,423,155	$213,319,180	$1,679,547,898

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2025
iShares Core MSCI EAFE ETF	$27,001,750	8,007,109
iShares Core S&P 500 ETF	6,827,986	700,346
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-77

Brighthouse Funds Trust I
BlackRock Global Tactical Strategies Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2025
iShares Core U.S. Aggregate Bond ETF	$17,516,322	4,260,657
iShares U.S. Real Estate ETF	1,455,270	617,557
	$52,801,328
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$465,274,157	$0	$433,079,607
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Investment Companies	$(425,907,916)	$—	$—	$—	$(425,907,916)
Gross amount of recognized liabilities for securities lending transactions					$(425,907,916)
Investments in Derivative Instruments
Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	167,813,115	JPMC	03/18/26	USD	111,116,280	$883,099
CAD	98,186,779	JPMC	03/18/26	USD	70,752,891	1,016,121
EUR	126,592,802	JPMC	03/18/26	USD	148,503,193	770,317
JPY	21,901,156,371	DBAG	03/18/26	USD	142,682,652	(1,996,046)

Contracts to Deliver
AUD	6,550,000	JPMC	03/18/26	USD	4,337,037	(34,469)
CAD	4,830,000	DBAG	03/18/26	USD	3,480,460	(49,999)
EUR	9,875	JPMC	03/18/26	USD	11,584	(60)
GBP	30,000	HSBC	03/18/26	USD	40,075	(357)
JPY	534,016,801	JPMC	03/18/26	USD	3,480,124	49,757

Cross Currency Contracts to Buy
JPY	21,901,156,149	DBAG	03/18/26	EUR	121,785,769	(2,918,631)
Net Unrealized Depreciation						$(2,280,268)
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-78

Brighthouse Funds Trust I
BlackRock Global Tactical Strategies Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Futures	03/20/26	211	USD	30,617,155	$81,651
Russell 2000 Index E-Mini Futures	03/20/26	421	USD	52,582,900	(2,436,231)
S&P 500 Index E-Mini Futures	03/20/26	236	USD	81,331,500	(698,675)
TOPIX Index Futures	03/12/26	485	JPY	16,555,475,000	812,005

Futures Contracts—Short
Euro STOXX 50 Index Futures	03/20/26	(577)	EUR	(33,702,570)	(154,816)
NASDAQ 100 Index E-Mini Futures	03/20/26	(209)	USD	(106,409,215)	2,140,830
U.S. Treasury Ultra Long Bond Futures	03/20/26	(2,105)	USD	(248,390,000)	3,822,910
Net Unrealized Appreciation					$3,567,674
Centrally Cleared Interest Rate Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	3.658%	Annually	04/06/35	USD	241,695,426	$(1,665,564)	$(600,598)	$(1,064,966)
Pay	12M SOFR	Annually	3.663%	Annually	11/09/35	USD	204,000,000	(2,005,959)	3,739	(2,009,698)
Pay	12M SOFR	Annually	3.768%	Annually	03/09/35	USD	422,000,000	905,482	182,707	722,775
Totals								$(2,766,041)	$(414,152)	$(2,351,889)
OTC Total Return Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Pay	3M UST	Quarterly	05/29/26	JPMC	S&P GSCI Commodity Total Return Index	USD	115,698,198	$(349,884)	$—	$(349,884)

(1)	There were no upfront premiums paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).
Securities in the amount of $482,040 have been received at the custodian bank as collateral for OTC derivative contracts.
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Commodity			OTC swap contracts at market value (a)	$349,884
Equity	Unrealized appreciation on futures contracts (b) (c)	$3,034,486	Unrealized depreciation on futures contracts (b) (c)	3,289,722
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	2,719,294	Unrealized depreciation on forward foreign currency exchange contracts	4,999,562
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (c) (d)	722,775	Unrealized depreciation on centrally cleared swap contracts (c) (d)	3,074,664
	Unrealized appreciation on futures contracts (b) (c)	3,822,910
Total		$10,299,465		$11,713,832

(a)	Excludes OTC swap interest payable of $406,927.
(b)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin is reported within the Consolidated
Statement of Assets and Liabilities.

(c)	Financial instrument not subject to a master netting agreement.
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-79

Brighthouse Funds Trust I
BlackRock Global Tactical Strategies Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
(d)
Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated
Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2025.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank NA	$2,719,294	$(384,413)	$(482,040)	$1,852,841
The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2025.
Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Deutsche Bank AG	$4,964,676	$—	$—	$4,964,676
HSBC Bank PLC	357	—	—	357
JPMorgan Chase Bank NA	384,413	(384,413)	—	—
	$5,349,446	$(384,413)	$—	$4,965,033

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(26,486,876)	$(26,486,876)
Futures contracts	(3,258,242)	(89,124,230)	—	—	(92,382,472)
Swap contracts	9,744,552	(1,879,861)	8,479,268	—	16,343,959
	$6,486,310	$(91,004,091)	$8,479,268	$(26,486,876)	$(102,525,389)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$2,544,489	$2,544,489
Futures contracts	(676,771)	18,452,592	—	—	17,775,821
Swap contracts	12,119,393	554,960	(4,353,309)	—	8,321,044
	$11,442,622	$19,007,552	$(4,353,309)	$2,544,489	$28,641,354
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$581,028,480
Futures contracts long	294,381,611
Futures contracts short	(479,997,031)
Swap contracts	993,756,079

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-80

Brighthouse Funds Trust I
BlackRock Global Tactical Strategies Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Investment Companies*	$2,523,595,066	$—	$—	$2,523,595,066
Short-Term Investments
Repurchase Agreement	—	7,020,725	—	7,020,725
Short-Term Investment Funds	192,332,032	—	—	192,332,032
Total Short-Term Investments	192,332,032	7,020,725	—	199,352,757
Securities Lending Reinvestments
Short-Term Investment Funds	1,000,000	—	—	1,000,000
Certificates of Deposit	—	41,007,973	—	41,007,973
Commercial Paper	—	5,498,074	—	5,498,074
Repurchase Agreements	—	349,443,082	—	349,443,082
Time Deposits	—	29,000,000	—	29,000,000
Total Securities Lending Reinvestments	1,000,000	424,949,129	—	425,949,129
Total Investments	$2,716,927,098	$431,969,854	$—	$3,148,896,952
Collateral for Securities Loaned (Liability)	$—	$(425,907,916)	$—	$(425,907,916)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,719,294	$—	$2,719,294
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,999,562)	—	(4,999,562)
Total Forward Contracts	$—	$(2,280,268)	$—	$(2,280,268)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$6,857,396	$—	$—	$6,857,396
Futures Contracts (Unrealized Depreciation)	(3,289,722)	—	—	(3,289,722)
Total Futures Contracts	$3,567,674	$—	$—	$3,567,674
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$722,775	$—	$722,775
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(3,074,664)	—	(3,074,664)
Total Centrally Cleared Swap Contracts	$—	$(2,351,889)	$—	$(2,351,889)
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(349,884)	$—	$(349,884)

*	See Consolidated Schedule of Investments for additional detailed categorizations.
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-81

Brighthouse Funds Trust I
BlackRock Global Tactical Strategies Portfolio
Consolidated§ Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$1,469,349,054
Affiliated investments at value (c) (d)	1,679,547,898
Cash	511,923
Cash denominated in foreign currencies (e)	13,538,252
Cash collateral (f)	77,449,000
Unrealized appreciation on forward foreign currency exchange contracts	2,719,294
Receivable for:
Affiliated investments sold	40,177,634
Fund shares sold	807
Interest	589,158
Variation margin on futures contracts	312,701
Prepaid expenses	9,790
Total Assets	3,284,205,511
Liabilities
OTC swap contracts at market value	349,884
Unrealized depreciation on forward foreign currency exchange contracts	4,999,562
Collateral for securities loaned	425,907,916
Payable for:
Fund shares redeemed	486,911
Variation margin on centrally cleared swap contracts	1,280,899
Interest on OTC swap contracts	406,927
Accrued Expenses:
Management fees	1,483,362
Distribution and service fees	607,451
Deferred trustees’ fees	237,806
Other expenses	578,351
Total Liabilities	436,339,069
Net Assets	$2,847,866,442
Net Assets Consist of:
Paid in surplus	$2,612,362,714
Distributable earnings (Accumulated losses)	235,503,728
Net Assets	$2,847,866,442
Net Assets
Class B	$2,847,866,442
Capital Shares Outstanding*
Class B	313,290,878
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.09

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,418,992,684.
(b)	Includes securities loaned at value $225,642,769.
(c)	Identified cost of affiliated investments was $1,370,122,637.
(d)	Includes securities loaned at value of $196,084,691.
(e)	Identified cost of cash denominated in foreign currencies was $13,544,723.
(f)	Includes collateral of $33,805,000 for futures contracts and $43,644,000 for centrally cleared swap contracts.
Consolidated§ Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends from Underlying ETFs	$25,662,602
Dividends from affiliated investments	52,801,328
Interest	12,874,119
Securities lending income	1,038,765
Total investment income	92,376,814
Expenses
Management fees	19,436,053
Administration fees	93,891
Custodian and accounting fees	166,257
Distribution and service fees—Class B	7,244,636
Audit and tax services	79,963
Legal	57,485
Trustees’ fees and expenses	62,093
Shareholder reporting	48,101
Insurance	29,463
Miscellaneous	35,802
Total expenses	27,253,744
Less management fee waiver	(1,749,222)
Net expenses	25,504,522
Net Investment Income	66,872,292
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	53,423,155
Futures contracts	(92,382,472)
Swap contracts	16,343,959
Foreign currency transactions	1,012,128
Forward foreign currency transactions	(26,486,876)
Net realized gain (loss)	(48,090,106)
Net change in unrealized appreciation (depreciation) on:
Investments	52,098,070
Affiliated investments	213,319,180
Futures contracts	17,775,821
Swap contracts	8,321,044
Foreign currency transactions	135,651
Forward foreign currency transactions	2,544,489
Net change in unrealized appreciation (depreciation)	294,194,255
Net realized and unrealized gain (loss)	246,104,149
Net Increase (Decrease) in Net Assets From Operations	$312,976,441
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-82

Brighthouse Funds Trust I
BlackRock Global Tactical Strategies Portfolio
Consolidated§ Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$66,872,292	$79,982,360
Net realized gain (loss)	(48,090,106)	634,994,183
Net change in unrealized appreciation (depreciation)	294,194,255	(465,712,475)
Increase (decrease) in net assets from operations	312,976,441	249,264,068
From Distributions to Shareholders
Class B	(374,766,360)	(61,692,430)
Total distributions	(374,766,360)	(61,692,430)
Increase (decrease) in net assets from capital share transactions	(48,189,224)	(1,445,031,176)
Total increase (decrease) in net assets	(109,979,143)	(1,257,459,538)
Net Assets
Beginning of period	2,957,845,585	4,215,305,123
End of period	$2,847,866,442	$2,957,845,585

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class B
Sales	620,196	$5,632,843	1,278,439	$12,252,354
Reinvestments	44,456,270	374,766,360	6,691,153	61,692,430
Redemptions	(46,990,666)	(428,588,427)	(160,875,619)	(1,518,975,960)
Net increase (decrease)	(1,914,200)	$(48,189,224)	(152,906,027)	$(1,445,031,176)
Increase (decrease) derived from capital shares transactions		$(48,189,224)		$(1,445,031,176)
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-83

Brighthouse Funds Trust I
BlackRock Global Tactical Strategies Portfolio
Consolidated§ Financial Highlights
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.38	$9.00	$8.21	$10.79	$10.36
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.19	0.18	0.11	0.10
Net realized and unrealized gain (loss)	0.77	0.33	0.89	(2.12)	0.90
Total income (loss) from investment operations	0.98	0.52	1.07	(2.01)	1.00
Less Distributions
Distributions from net investment income	(0.14)	(0.14)	(0.28)	(0.22)	(0.15)
Distributions from net realized capital gains	(1.13)	0.00	0.00	(0.35)	(0.42)
Total distributions	(1.27)	(0.14)	(0.28)	(0.57)	(0.57)
Net Asset Value, End of Period	$9.09	$9.38	$9.00	$8.21	$10.79
Total Return (%) (b)	11.44	5.80	13.18 (c)	(18.79) (c)	9.79
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.94	0.93	0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (d) (e)	0.88	0.86	0.88	0.87	0.86
Ratio of net investment income (loss) to average net assets (%)	2.31	1.99	2.08	1.19	0.94
Portfolio turnover rate (%)	17	21	6	11	11
Net assets, end of period (in millions)	$2,847.9	$2,957.8	$4,215.3	$4,262.3	$5,938.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-84

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—87.9% of Net Assets

Security Description	Principal Amount*	Value

Advertising — 1.4%
Clear Channel Outdoor Holdings, Inc.
7.125%, 02/15/31 (144A)	2,278,000	$2,385,393
7.500%, 06/01/29 (144A) (a)	2,033,000	2,018,670
7.500%, 03/15/33 (144A) (a)	2,820,000	2,978,741
7.750%, 04/15/28 (144A) (a)	850,000	850,627
7.875%, 04/01/30 (144A) (a)	2,730,000	2,875,217
CMG Media Corp.
8.875%, 06/18/29 (144A) (a)	635,000	545,503
Lamar Media Corp.
5.375%, 11/01/33 (144A)	583,000	579,180
Neptune Bidco U.S., Inc.
9.290%, 04/15/29 (144A)	382,000	382,653
10.375%, 05/15/31 (144A)	494,000	506,518
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.250%, 01/15/29 (144A) (a)	783,000	762,554
4.625%, 03/15/30 (144A)	345,000	336,771
5.000%, 08/15/27 (144A)	244,000	244,353
7.375%, 02/15/31 (144A)	346,000	366,227
Stagwell Global LLC
5.625%, 08/15/29 (144A)	275,000	268,166
Summer BC Holdco B SARL
5.875%, 02/15/30 (EUR)	100,000	108,300
		15,208,873
Aerospace/Defense — 2.4%
AAR Escrow Issuer LLC
6.750%, 03/15/29 (144A)	852,000	881,684
Bombardier, Inc.
6.000%, 02/15/28 (144A)	952,000	954,845
6.750%, 06/15/33 (144A)	928,000	980,883
7.000%, 06/01/32 (144A)	1,094,000	1,155,965
7.250%, 07/01/31 (144A) (a)	90,000	95,908
8.750%, 11/15/30 (144A)	283,000	305,755
Czechoslovak Group AS
5.250%, 01/10/31 (EUR)	100,000	121,807
Efesto Bidco SpA Efesto U.S. LLC
7.500%, 02/15/32 (144A)	3,769,000	3,807,105
Goat Holdco LLC
6.750%, 02/01/32 (144A) †	673,000	691,215
TransDigm, Inc.
6.000%, 01/15/33 (144A)	2,888,000	2,955,781
6.250%, 01/31/34 (144A) (a)	539,000	559,310
6.375%, 03/01/29 (144A)	1,903,000	1,962,505
6.375%, 05/31/33 (144A)	3,553,000	3,645,829
6.625%, 03/01/32 (144A)	2,679,000	2,787,283
6.750%, 01/31/34 (144A)	5,240,000	5,458,425
		26,364,300
Agriculture — 0.0%
Darling Ingredients, Inc.
6.000%, 06/15/30 (144A) (a)	186,000	189,038
Tereos Finance Groupe I SA
4.750%, 04/30/27 (EUR)	100,000	117,184
		306,222
Security Description	Principal Amount*	Value
Airlines — 0.2%
Air France-KLM
5.750%, 5Y EUR Swap + 3.580%, 05/21/30 (EUR) (b)	100,000	$119,045
American Airlines, Inc.
8.500%, 05/15/29 (144A)	500,000	522,946
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.750%, 04/20/29 (144A) (a)	78,000	79,430
JetBlue Airways Corp./JetBlue Loyalty LP
9.875%, 09/20/31 (144A) (a)	891,000	897,648
OneSky Flight LLC
8.875%, 12/15/29 (144A)	625,000	668,835
		2,287,904
Apparel — 0.4%
Beach Acquisition Bidco LLC
5.250%, 07/15/32 (144A) (EUR)	1,140,000	1,363,914
10.000%, 10.750% PIK, 07/15/33 (144A) (c)	1,999,000	2,206,462
Crocs, Inc.
4.125%, 08/15/31 (144A)	165,000	152,430
Levi Strauss & Co.
3.500%, 03/01/31 (144A) (a)	326,000	303,579
4.000%, 08/15/30 (144A) (EUR)	335,000	399,805
PrestigeBidCo GmbH
5.776%, 3M EURIBOR + 3.750%, 07/01/29 (EUR) (b)	100,000	118,481
		4,544,671
Auto Manufacturers — 0.6%
Allison Transmission, Inc.
5.875%, 12/01/33 (144A)	709,000	719,325
Aston Martin Capital Holdings Ltd.
10.375%, 03/31/29 (GBP)	100,000	122,702
Nissan Motor Acceptance Co. LLC
6.125%, 09/30/30 (144A)	1,565,000	1,565,219
Nissan Motor Co. Ltd.
5.250%, 07/17/29 (EUR)	100,000	120,658
6.375%, 07/17/33 (144A) (EUR)	400,000	482,102
7.750%, 07/17/32 (144A) (a)	767,000	814,715
8.125%, 07/17/35 (144A) (a)	1,682,000	1,787,331
RCI Banque SA
4.750%, 5Y EUR Swap + 2.200%, 03/24/37 (EUR) (b)	100,000	119,769
5.500%, 5Y EUR Swap + 2.750%, 10/09/34 (EUR) (b)	100,000	123,859
6.125%, 5Y EUR Swap + 3.839%, 09/24/30 (EUR) (b)	200,000	236,277
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC
10.000%, 01/15/31 (144A)	636,000	625,226
Volkswagen International Finance NV
5.994%, 8Y EUR Swap + 3.494%, 11/15/33 (EUR) (b)	100,000	121,609
		6,838,792
Auto Parts & Equipment — 1.2%
American Axle & Manufacturing, Inc.
6.375%, 10/15/32 (144A)	420,000	427,753
7.750%, 10/15/33 (144A)	439,000	447,156
Aptiv Swiss Holdings Ltd.
6.875%, 5Y H15 + 3.385%, 12/15/54 (b)	600,000	625,802
Clarios Global LP/Clarios U.S. Finance Co.
4.750%, 06/15/31 (EUR)	100,000	119,193
4.750%, 06/15/31 (144A) (EUR)	770,000	917,789
See accompanying notes to financial statements.
BHFTI-85

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Auto Parts & Equipment—(Continued)
Clarios Global LP/Clarios U.S. Finance Co.
6.750%, 05/15/28 (144A)	679,000	$696,230
6.750%, 02/15/30 (144A)	1,341,000	1,399,749
6.750%, 09/15/32 (144A) (a)	2,757,000	2,858,988
Dana, Inc.
4.250%, 09/01/30	243,000	235,283
4.500%, 02/15/32	370,000	355,166
Forvia SE
5.500%, 06/15/31 (EUR)	100,000	121,587
Garrett Motion Holdings, Inc./Garrett LX I SARL
7.750%, 05/31/32 (144A) (a)	316,000	335,867
Goodyear Tire & Rubber Co.
5.000%, 07/15/29 (a)	234,000	231,205
5.250%, 04/30/31	37,000	35,523
5.625%, 04/30/33 (a)	12,000	11,366
6.625%, 07/15/30 (a)	302,000	309,259
IHO Verwaltungs GmbH
6.750%, 7.500% PIK, 11/15/29 (EUR) (c)	100,000	124,200
Qnity Electronics, Inc.
5.750%, 08/15/32 (144A)	777,000	794,441
6.250%, 08/15/33 (144A)	966,000	1,001,309
Schaeffler AG
4.250%, 04/01/28 (EUR)	100,000	119,966
4.500%, 08/14/26 (EUR)	100,000	118,537
4.750%, 08/14/29 (EUR)	100,000	121,400
Tenneco, Inc.
8.000%, 11/17/28 (144A)	1,037,000	1,040,318
ZF Europe Finance BV
7.000%, 06/12/30 (EUR)	100,000	123,806
ZF Finance GmbH
2.000%, 05/06/27 (EUR)	100,000	115,469
		12,687,362
Banks — 2.7%
Abanca Corp. Bancaria SA
4.625%, 5Y EUR Swap + 2.450%, 12/11/36 (EUR) (b)	100,000	120,567
Banca Monte dei Paschi di Siena SpA
4.375%, 5Y EUR Swap + 2.150%, 10/02/35 (EUR) (b)	200,000	238,474
Banco Bilbao Vizcaya Argentaria SA
6.875%, 5Y EUR Swap + 4.267%, 12/13/30 (EUR) (b)	200,000	254,452
Banco de Sabadell SA
5.000%, 5Y EUR Swap + 5.171%, 05/19/27 (EUR) (b)	200,000	237,623
Banco Espirito Santo SA
2.625%, 05/08/17 (EUR) (d)	400,000	103,418
4.750%, 01/15/18 (EUR) (d)	1,000,000	258,544
Bank of America Corp.
6.250%, 5Y H15 + 2.351%, 07/26/30 (b)	1,335,000	1,355,967
6.625%, 5Y H15 + 2.684%, 05/01/30 (a) (b)	3,065,000	3,193,580
Barclays PLC
7.625%, 5Y USD SOFR ICE Swap + 3.686%, 03/15/35 (b)	600,000	640,183
8.000%, 5Y H15 + 5.431%, 03/15/29 (b)	200,000	213,394
9.625%, 5Y USD SOFR ICE Swap + 5.775%, 12/15/29 (a) (b)	2,645,000	2,996,245
Citigroup, Inc.
6.625%, 5Y H15 + 3.001%, 02/15/31 (b)	690,000	701,227
6.750%, 5Y H15 + 2.572%, 02/15/30 (b)	1,088,000	1,107,507
Security Description	Principal Amount*	Value
Banks—(Continued)
Citigroup, Inc.
6.875%, 5Y H15 + 2.890%, 08/15/30 (a) (b)	520,000	$540,335
6.950%, 5Y H15 + 2.726%, 02/15/30 (b)	430,000	443,319
7.000%, 10Y H15 + 2.757%, 08/15/34 (b)	465,000	490,421
7.125%, 5Y H15 + 2.693%, 08/15/29 (b)	1,950,000	2,010,387
Credit Agricole SA
5.875%, 5Y EUR Swap + 3.636%, 03/23/35 (EUR) (b)	100,000	120,551
Deutsche Bank AG
6.750%, 5Y EUR Swap + 4.036%, 10/30/34 (EUR) (b)	200,000	240,035
7.375%, 5Y EUR Swap + 5.112%, 10/30/31 (EUR) (b)	200,000	252,997
First-Citizens Bank & Trust Co.
6.000%, 04/01/36	1,604,000	1,662,090
Goldman Sachs Group, Inc.
6.125%, 10Y H15 + 2.400%, 11/10/34 (a) (b)	2,239,000	2,270,238
6.850%, 5Y H15 + 2.461%, 02/10/30 (b)	985,000	1,024,316
Intesa Sanpaolo SpA
5.710%, 01/15/26 (144A)	300,000	300,144
NatWest Group PLC
8.125%, 5Y H15 + 3.752%, 11/10/33 (b)	590,000	663,833
PNC Financial Services Group, Inc.
6.250%, 7Y H15 + 2.808%, 03/15/30 (a) (b)	311,000	321,072
Societe Generale SA
8.125%, 5Y H15 + 3.790%, 11/21/29 (144A) (b)	241,000	253,759
Toronto-Dominion Bank
7.250%, 5Y H15 + 2.977%, 07/31/84 (b)	1,085,000	1,139,707
UBS Group AG
6.600%, 5Y USD SOFR ICE Swap + 3.122%, 08/05/30 (144A) (b)	400,000	406,225
6.850%, 5Y USD SOFR ICE Swap + 3.630%, 09/10/29 (144A) (b)	200,000	204,505
7.000%, 5Y USD SOFR ICE Swap + 3.077%, 02/10/30 (144A) (b)	400,000	408,761
7.000%, 5Y USD SOFR ICE Swap + 3.296%, 02/05/35 (144A) (a) (b)	800,000	816,566
7.125%, 5Y USD SOFR ICE Swap + 3.179%, 08/10/34 (144A) (b)	600,000	614,859
7.750%, 5Y USD SOFR ICE Swap + 4.160%, 04/12/31 (144A) (a) (b)	1,000,000	1,078,032
9.250%, 5Y H15 + 4.745%, 11/13/28 (144A) (b)	400,000	438,900
9.250%, 5Y H15 + 4.758%, 11/13/33 (144A) (b)	1,000,000	1,172,757
Walker & Dunlop, Inc.
6.625%, 04/01/33 (144A) (a)	395,000	405,240
Wells Fargo & Co.
6.850%, 5Y H15 + 2.767%, 09/15/29 (b)	475,000	496,382
		29,196,612
Biotechnology — 0.2%
Genmab AS/Genmab Finance LLC
6.250%, 12/15/32 (144A)	486,000	498,075
7.250%, 12/15/33 (144A)	1,194,000	1,254,192
		1,752,267
Building Materials — 1.8%
AmeriTex HoldCo Intermediate LLC
7.625%, 08/15/33 (144A)	618,000	651,158
See accompanying notes to financial statements.
BHFTI-86

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Building Materials—(Continued)
Builders FirstSource, Inc.
6.375%, 03/01/34 (144A)	444,000	$459,066
6.750%, 05/15/35 (144A)	460,000	480,937
EMRLD Borrower LP/Emerald Co-Issuer, Inc.
6.375%, 12/15/30 (EUR)	100,000	122,445
6.625%, 12/15/30 (144A) (a)	3,829,000	3,987,950
6.750%, 07/15/31 (144A)	527,000	555,464
HT Troplast GmbH
9.375%, 07/15/28 (EUR)	100,000	121,868
JELD-WEN, Inc.
4.875%, 12/15/27 (144A) (a)	648,000	565,582
7.000%, 09/01/32 (144A) (a)	483,000	331,860
New Enterprise Stone & Lime Co., Inc.
5.250%, 07/15/28 (144A)	222,000	221,814
9.750%, 07/15/28 (144A)	470,000	473,525
Quikrete Holdings, Inc.
6.375%, 03/01/32 (144A)	3,282,000	3,416,168
6.750%, 03/01/33 (144A)	963,000	1,005,652
Smyrna Ready Mix Concrete LLC
6.000%, 11/01/28 (144A)	204,000	204,943
8.875%, 11/15/31 (144A)	77,000	82,362
Standard Building Solutions, Inc.
5.875%, 03/15/34 (144A)	1,088,000	1,091,181
6.250%, 08/01/33 (144A)	2,016,000	2,059,418
6.500%, 08/15/32 (144A)	1,501,000	1,545,318
Standard Industries, Inc.
3.375%, 01/15/31 (144A)	461,000	422,357
4.375%, 07/15/30 (144A)	857,000	826,752
Wilsonart LLC
11.000%, 08/15/32 (144A) (a)	959,000	856,945
		19,482,765
Chemicals — 3.0%
Advancion Sciences, Inc.
9.250%, 10.000% PIK, 11/01/26 (144A) (c)	918,922	801,759
Avient Corp.
6.250%, 11/01/31 (144A) (a)	164,000	168,569
Axalta Coating Systems Dutch Holding B BV
7.250%, 02/15/31 (144A)	897,000	945,990
Axalta Coating Systems LLC
3.375%, 02/15/29 (144A) (a)	520,000	499,858
Celanese U.S. Holdings LLC
6.750%, 04/15/33 (a)	497,000	494,392
7.000%, 02/15/31	69,000	70,647
7.375%, 02/15/34	587,000	596,375
Chemours Co.
5.375%, 05/15/27 (a)	958,000	960,326
5.750%, 11/15/28 (144A) (a)	2,300,000	2,236,774
8.000%, 01/15/33 (144A)	371,000	359,170
Element Solutions, Inc.
3.875%, 09/01/28 (144A)	3,055,000	2,986,103
HB Fuller Co.
4.250%, 10/15/28	257,000	254,287
Herens Holdco SARL
4.750%, 05/15/28 (144A)	600,000	520,967
Security Description	Principal Amount*	Value
Chemicals—(Continued)
Ingevity Corp.
3.875%, 11/01/28 (144A)	191,000	$185,979
Inversion Escrow Issuer LLC
6.750%, 08/01/32 (144A)	1,441,000	1,435,433
Itelyum Regeneration SpA
5.750%, 04/15/30 (EUR)	100,000	117,136
Kronos International, Inc.
9.500%, 03/15/29 (EUR)	200,000	218,196
Lune Holdings SARL
5.625%, 11/15/28 (EUR)	100,000	13,515
Mativ Holdings, Inc.
8.000%, 10/01/29 (144A)	393,000	396,940
Methanex U.S. Operations, Inc.
6.250%, 03/15/32 (144A) (a)	382,000	393,334
Minerals Technologies, Inc.
5.000%, 07/01/28 (144A) (a)	365,000	361,350
Olympus Water U.S. Holding Corp.
5.375%, 10/01/29 (EUR)	100,000	109,043
6.125%, 02/15/33 (EUR)	100,000	116,595
7.250%, 06/15/31 (144A)	2,450,000	2,506,369
7.250%, 02/15/33 (144A)	5,167,000	5,192,533
Perimeter Holdings LLC
6.250%, 01/15/34 (144A)	1,452,000	1,442,459
SK Invictus Intermediate II SARL
5.000%, 10/30/29 (144A)	1,639,000	1,622,932
Solstice Advanced Materials, Inc.
5.625%, 09/30/33 (144A)	1,151,000	1,161,122
WR Grace Holdings LLC
4.875%, 06/15/27 (144A)	291,000	290,102
5.625%, 08/15/29 (144A)	3,744,000	3,563,860
6.625%, 08/15/32 (144A)	1,903,000	1,927,301
7.375%, 03/01/31 (144A)	724,000	741,400
		32,690,816
Commercial Services — 6.4%
ADT Security Corp.
4.875%, 07/15/32 (144A)	513,000	496,880
5.875%, 10/15/33 (144A)	1,264,000	1,279,665
Albion Financing 1 SARL/Aggreko Holdings, Inc.
7.000%, 05/21/30 (144A)	1,505,000	1,570,785
Allied Universal Holdco LLC
7.875%, 02/15/31 (144A)	6,378,000	6,721,639
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.000%, 06/01/29 (144A) (a)	3,376,000	3,341,067
6.875%, 06/15/30 (144A)	2,382,000	2,480,082
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL
4.625%, 06/01/28 (144A)	4,229,000	4,165,139
Amber Finco PLC
6.625%, 07/15/29 (EUR)	114,000	140,685
APCOA Group GmbH
6.000%, 04/15/31 (EUR)	100,000	119,609
APi Group DE, Inc.
4.125%, 07/15/29 (144A)	352,000	342,237
4.750%, 10/15/29 (144A)	276,000	270,411
See accompanying notes to financial statements.
BHFTI-87

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Commercial Services—(Continued)
Arena Luxembourg Finance SARL
4.550%, 3M EURIBOR + 2.500%, 05/01/30 (EUR) (b)	100,000	$118,564
BCP V Modular Services Finance II PLC
4.750%, 11/30/28 (EUR)	200,000	221,947
6.125%, 11/30/28 (GBP)	100,000	126,529
Belron U.K. Finance PLC
5.750%, 10/15/29 (144A)	932,000	951,749
Block, Inc.
2.750%, 06/01/26	350,000	347,910
5.625%, 08/15/30 (144A)	955,000	974,407
6.000%, 08/15/33 (144A) (a)	1,261,000	1,294,554
6.500%, 05/15/32	2,233,000	2,322,007
Boels Topholding BV
5.750%, 05/15/30 (EUR)	100,000	121,515
6.250%, 02/15/29 (EUR)	100,000	121,217
Boost Newco Borrower LLC
7.500%, 01/15/31 (144A)	1,586,000	1,685,680
Brink's Co.
6.500%, 06/15/29 (144A)	421,000	435,901
6.750%, 06/15/32 (144A) (a)	686,000	714,837
Clarivate Science Holdings Corp.
3.875%, 07/01/28 (144A)	2,412,000	2,341,578
4.875%, 07/01/29 (144A) (a)	1,771,000	1,674,500
Deluxe Corp.
8.125%, 09/15/29 (144A)	317,000	333,953
Garda World Security Corp.
6.000%, 06/01/29 (144A) (a)	175,000	171,621
7.750%, 02/15/28 (144A) (a)	995,000	1,017,484
8.250%, 08/01/32 (144A) (a)	2,277,000	2,314,170
8.375%, 11/15/32 (144A)	2,759,000	2,810,353
Herc Holdings, Inc.
5.750%, 03/15/31 (144A)	406,000	412,027
6.000%, 03/15/34 (144A)	419,000	424,584
6.625%, 06/15/29 (144A) (a)	54,000	56,057
7.000%, 06/15/30 (144A)	1,065,000	1,120,836
7.250%, 06/15/33 (144A)	1,340,000	1,420,915
Hertz Corp.
12.625%, 07/15/29 (144A) (a)	379,000	382,284
ION Platform Finance SARL
6.500%, 09/30/30 (EUR)	100,000	113,724
7.875%, 05/01/29 (EUR)	100,000	119,274
ION Platform Finance U.S., Inc.
7.875%, 09/30/32 (144A)	3,872,000	3,673,976
Kapla Holding SAS
5.000%, 04/30/31 (EUR)	100,000	119,178
5.600%, 3M EURIBOR + 3.500%, 07/31/30 (EUR) (b)	100,000	118,780
La Financiere Atalian SAS
8.500%, 5.000% PIK, 06/30/28 (EUR) (c)	155,043	51,726
Loxam SAS
4.250%, 02/15/31 (EUR)	100,000	117,567
6.375%, 05/15/28 (EUR)	100,000	121,148
6.375%, 05/31/29 (EUR)	90,000	109,439
Multiversity SpA
6.324%, 3M EURIBOR + 4.250%, 05/17/31 (EUR) (b)	100,000	118,833
7.125%, 05/17/31 (EUR)	100,000	125,504
Security Description	Principal Amount*	Value
Commercial Services—(Continued)
Raven Acquisition Holdings LLC
6.875%, 11/15/31 (144A)	860,000	$886,093
RR Donnelley & Sons Co.
9.500%, 08/01/29 (144A)	1,456,000	1,500,408
Sabre Financial Borrower LLC
11.125%, 06/15/29 (144A)	1,337,000	1,354,832
Service Corp. International
4.000%, 05/15/31	653,000	624,142
5.750%, 10/15/32 (a)	2,242,000	2,281,773
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.
5.500%, 05/15/33 (EUR)	100,000	120,350
5.500%, 05/15/33 (144A) (EUR)	715,000	860,500
6.750%, 08/15/32 (144A)	3,176,000	3,279,195
Sotheby's
7.375%, 10/15/27 (144A)	2,521,000	2,506,246
Sotheby's/Bidfair Holdings, Inc.
5.875%, 06/01/29 (144A)	622,000	578,705
United Rentals North America, Inc.
5.375%, 11/15/33 (144A)	1,476,000	1,474,955
Veritiv Operating Co.
10.500%, 11/30/30 (144A)	399,000	429,010
Wand NewCo 3, Inc.
7.625%, 01/30/32 (144A)	1,230,000	1,301,740
WEX, Inc.
6.500%, 03/15/33 (144A)	999,000	1,022,637
Williams Scotsman, Inc.
4.625%, 08/15/28 (144A)	251,000	250,230
6.625%, 04/15/30 (144A)	554,000	572,608
7.375%, 10/01/31 (144A) (a)	245,000	255,950
		68,933,901
Computers — 0.6%
Almaviva-The Italian Innovation Co. SpA
5.000%, 10/30/30 (EUR)	100,000	118,495
Amentum Holdings, Inc.
7.250%, 08/01/32 (144A) (a)	231,000	243,493
Atos SE
1.040%, 12/18/32 (EUR) (e)	101,086	77,816
5.200%, 12/18/30 (EUR) (e)	80,054	92,775
9.360%, 12/18/29 (EUR) (e)	112,974	152,110
CACI International, Inc.
6.375%, 06/15/33 (144A)	792,000	819,466
Cedacri SpA
7.564%, 3M EURIBOR + 5.500%, 05/15/28 (EUR) (b)	100,000	118,834
Fortress Intermediate 3, Inc.
7.500%, 06/01/31 (144A)	1,584,000	1,652,809
KBR, Inc.
4.750%, 09/30/28 (144A) (a)	515,000	504,700
McAfee Corp.
7.375%, 02/15/30 (144A) (a)	859,000	749,115
Science Applications International Corp.
4.875%, 04/01/28 (144A)	264,000	263,300
5.875%, 11/01/33 (144A)	656,000	665,013
Seagate Data Storage Technology Pte. Ltd.
5.875%, 07/15/30 (144A)	370,000	381,420
See accompanying notes to financial statements.
BHFTI-88

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Computers—(Continued)
Seagate Data Storage Technology Pte. Ltd.
8.500%, 07/15/31 (144A)	674,000	$716,571
		6,555,917
Cosmetics/Personal Care — 0.1%
Opal Bidco SAS
5.500%, 03/31/32 (EUR)	100,000	121,232
6.500%, 03/31/32 (144A)	663,000	679,057
Perrigo Finance Unlimited Co.
6.125%, 09/30/32	568,000	553,270
		1,353,559
Distribution/Wholesale — 0.2%
American Builders & Contractors Supply Co., Inc.
3.875%, 11/15/29 (144A)	24,000	23,130
Gates Corp.
6.875%, 07/01/29 (144A)	803,000	833,899
Resideo Funding, Inc.
6.500%, 07/15/32 (144A) (a)	1,190,000	1,218,004
		2,075,033
Diversified Financial Services — 3.8%
Apollo Global Management, Inc.
6.000%, 5Y H15 + 2.168%, 12/15/54 (a) (b)	921,000	909,495
Azorra Finance Ltd.
7.250%, 01/15/31 (144A)	313,000	327,972
7.750%, 04/15/30 (144A)	428,000	451,933
Bread Financial Holdings, Inc.
8.375%, 5Y H15 + 4.300%, 06/15/35 (144A) (a) (b)	112,000	115,790
Brookfield Finance, Inc.
6.300%, 5Y H15 + 2.076%, 01/15/55 (b)	1,480,000	1,466,456
CrossCountry Intermediate HoldCo LLC
6.500%, 10/01/30 (144A)	638,000	650,757
6.750%, 12/01/32 (144A)	323,000	328,241
Encore Issuances SA
4.926%, 1M EURIBOR + 3.000%, 08/14/26 (EUR) (b)	35,197	41,530
Focus Financial Partners LLC
6.750%, 09/15/31 (144A)	1,428,000	1,468,153
Freedom Mortgage Holdings LLC
6.875%, 05/01/31 (144A)	342,000	342,206
8.375%, 04/01/32 (144A)	450,000	473,699
9.125%, 05/15/31 (144A)	1,064,000	1,142,797
9.250%, 02/01/29 (144A)	453,000	475,128
Garfunkelux Holdco 3 SA
9.000%, 09/01/28 (EUR)	159,000	178,880
GGAM Finance Ltd.
5.875%, 03/15/30 (144A)	242,000	245,579
6.875%, 04/15/29 (144A)	701,000	727,067
8.000%, 06/15/28 (144A)	335,000	354,755
Global Aircraft Leasing Co. Ltd.
8.750%, 09/01/27 (144A)	1,156,000	1,198,829
Intrum Investments & Financing AB
8.000%, 09/11/27 (EUR)	142,000	169,067
Jane Street Group/JSG Finance, Inc.
6.125%, 11/01/32 (144A)	206,000	209,617
6.750%, 05/01/33 (144A)	917,000	957,161
Security Description	Principal Amount*	Value
Diversified Financial Services—(Continued)
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.625%, 10/15/31 (144A)	209,000	$205,671
Lehman Brothers Holdings, Inc.
Zero Coupon, 02/05/14 (EUR) (d)	4,500,000	14,279
4.750%, 01/16/14 (EUR) (d)	2,140,000	6,790
5.375%, 10/17/12 (EUR) (d)	350,000	1,111
Midcap Financial Issuer Trust
5.625%, 01/15/30 (144A)	800,000	749,327
6.500%, 05/01/28 (144A)	1,000,000	998,249
Navient Corp.
7.875%, 06/15/32 (a)	374,000	391,275
9.375%, 07/25/30	174,000	193,369
OneMain Finance Corp.
4.000%, 09/15/30 (a)	437,000	409,626
5.375%, 11/15/29	985,000	985,666
6.125%, 05/15/30	914,000	931,903
6.500%, 03/15/33	1,189,000	1,199,286
6.625%, 05/15/29	425,000	440,191
6.750%, 03/15/32	916,000	940,654
6.750%, 09/15/33	1,665,000	1,686,027
7.125%, 11/15/31 (a)	1,024,000	1,068,890
7.125%, 09/15/32 (a)	534,000	554,784
7.500%, 05/15/31 (a)	324,000	340,896
7.875%, 03/15/30	567,000	599,496
Osaic Holdings, Inc.
6.750%, 08/01/32 (144A)	353,000	368,751
8.000%, 08/01/33 (144A)	587,000	610,302
PennyMac Financial Services, Inc.
6.750%, 02/15/34 (144A)	457,000	472,413
6.875%, 05/15/32 (144A)	1,007,000	1,054,223
7.125%, 11/15/30 (144A)	345,000	362,674
7.875%, 12/15/29 (144A)	554,000	589,482
Phoenix Aviation Capital Ltd.
9.250%, 07/15/30 (144A)	1,627,000	1,733,266
PRA Group Europe Holding II SARL
6.250%, 09/30/32 (EUR)	101,000	115,728
Rocket Cos., Inc.
6.125%, 08/01/30 (144A) (a)	2,907,000	3,004,905
6.375%, 08/01/33 (144A)	2,448,000	2,552,331
6.500%, 08/01/29 (144A)	1,062,000	1,095,334
7.125%, 02/01/32 (144A)	1,529,000	1,608,506
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.
2.875%, 10/15/26 (144A)	912,000	898,697
3.875%, 03/01/31 (144A)	95,000	90,212
4.000%, 10/15/33 (144A) (a)	75,000	69,682
Titanium 2l Bondco SARL
6.250%, 01/14/31 (EUR) (c)	437,300	92,193
UWM Holdings LLC
6.250%, 03/15/31 (144A)	1,021,000	1,019,372
6.625%, 02/01/30 (144A)	780,000	789,812
		40,480,485
Electric — 3.0%
AES Corp.
7.600%, 5Y H15 + 3.201%, 01/15/55 (b)	770,000	784,174
See accompanying notes to financial statements.
BHFTI-89

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Electric—(Continued)
Alpha Generation LLC
6.750%, 10/15/32 (144A)	882,000	$913,037
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC
6.375%, 02/15/32 (144A)	587,000	587,968
Calpine Corp.
4.500%, 02/15/28 (144A)	21,000	21,014
CenterPoint Energy, Inc.
6.850%, 5Y H15 + 2.946%, 02/15/55 (b)	227,000	242,091
Clearway Energy Operating LLC
3.750%, 01/15/32 (144A)	571,000	518,997
ContourGlobal Power Holdings SA
6.750%, 02/28/30 (144A)	1,400,000	1,443,554
Dominion Energy, Inc.
6.625%, 5Y H15 + 2.207%, 05/15/55 (b)	175,000	180,330
Duke Energy Corp.
6.450%, 5Y H15 + 2.588%, 09/01/54 (a) (b)	400,000	419,831
EDP SA
1.875%, 5Y EUR Swap + 2.380%, 08/02/81 (EUR) (b)	100,000	116,714
4.750%, 5Y EUR Swap + 2.052%, 05/29/54 (EUR) (b)	100,000	121,193
Electricite de France SA
2.875%, 5Y EUR Swap + 3.373%, 12/15/26 (EUR) (b)	200,000	234,018
3.000%, 5Y EUR Swap + 3.198%, 09/03/27 (EUR) (b)	200,000	231,828
4.375%, 5Y EUR Swap + 2.074%, 01/06/31 (EUR) (b)	100,000	116,289
5.125%, 5Y EUR Swap + 2.943%, 09/17/29 (EUR) (b)	200,000	241,367
Enel SpA
4.250%, 5Y EUR Swap + 2.009%, 01/14/30 (EUR) (b)	100,000	118,979
Lightning Power LLC
7.250%, 08/15/32 (144A) †	237,000	252,014
NextEra Energy Capital Holdings, Inc.
6.375%, 5Y H15 + 2.053%, 08/15/55 (b)	640,000	660,638
6.750%, 5Y H15 + 2.457%, 06/15/54 (b)	395,000	421,696
NRG Energy, Inc.
5.750%, 01/15/34 (144A)	2,215,000	2,237,527
6.000%, 02/01/33 (144A)	1,956,000	1,994,727
6.000%, 01/15/36 (144A)	4,770,000	4,833,171
6.250%, 11/01/34 (144A) (a)	1,206,000	1,238,580
10.250%, 5Y H15 + 5.920%, 03/15/28 (144A) (b)	1,539,000	1,680,343
Orsted AS
2.500%, 5Y UKG + 2.136%, 12/31/99 (GBP) (b)	100,000	103,370
Pattern Energy Operations LP/Pattern Energy Operations, Inc.
4.500%, 08/15/28 (144A)	109,000	107,505
TransAlta Corp.
5.875%, 02/01/34	576,000	579,980
Vistra Corp.
7.000%, 5Y H15 + 5.740%, 12/15/26 (144A) (b)	2,192,000	2,230,280
8.000%, 5Y H15 + 6.930%, 10/15/26 (144A) (b)	492,000	504,370
Vistra Operations Co. LLC
6.875%, 04/15/32 (144A)	902,000	950,185
7.750%, 10/15/31 (144A)	402,000	425,789
VoltaGrid LLC
7.375%, 11/01/30 (144A) †	4,000,000	3,962,983
XPLR Infrastructure Operating Partners LP
7.750%, 04/15/34 (144A) (a)	1,903,000	1,934,005
8.375%, 01/15/31 (144A) (a)	2,098,000	2,202,126
		32,610,673
Security Description	Principal Amount*	Value
Electrical Components & Equipment — 0.1%
Prysmian SpA
5.250%, 5Y EUR Swap + 3.012%, 05/21/30 (EUR) (b)	100,000	$122,319
WESCO Distribution, Inc.
6.375%, 03/15/33 (144A)	425,000	443,736
		566,055
Electronics — 0.3%
Coherent Corp.
5.000%, 12/15/29 (144A) (a)	779,000	776,364
Sensata Technologies, Inc.
3.750%, 02/15/31 (144A)	210,000	197,080
4.375%, 02/15/30 (144A)	956,000	933,725
6.625%, 07/15/32 (144A) (a)	1,255,000	1,314,076
		3,221,245
Engineering & Construction — 0.6%
AECOM
6.000%, 08/01/33 (144A)	1,647,000	1,687,944
Arcosa, Inc.
6.875%, 08/15/32 (144A) (a)	737,000	776,893
Brand Industrial Services, Inc.
10.375%, 08/01/30 (144A) (a)	2,876,000	2,820,328
Dycom Industries, Inc.
4.500%, 04/15/29 (144A)	304,000	300,291
Heathrow Finance PLC
4.125%, 09/01/29 (GBP) (e)	100,000	126,550
6.625%, 03/01/31 (GBP)	100,000	135,539
Weekley Homes LLC/Weekley Finance Corp.
6.750%, 01/15/34 (144A) (a)	459,000	464,751
		6,312,296
Entertainment — 2.4%
Allwyn Entertainment Financing U.K. PLC
7.250%, 04/30/30 (EUR)	90,000	111,162
Banijay Entertainment SAS
7.000%, 05/01/29 (EUR)	100,000	121,901
Boyne USA, Inc.
4.750%, 05/15/29 (144A) (a)	570,000	562,205
Brightstar Lottery PLC/Brightstar Global Solutions Corp.
5.750%, 01/15/33 (144A)	624,000	619,529
Caesars Entertainment, Inc.
4.625%, 10/15/29 (144A)	126,000	120,864
6.500%, 02/15/32 (144A)	848,000	868,712
7.000%, 02/15/30 (144A)	1,444,000	1,495,489
Churchill Downs, Inc.
5.750%, 04/01/30 (144A) (a)	1,741,000	1,757,955
6.750%, 05/01/31 (144A)	2,387,000	2,475,145
Cinemark USA, Inc.
7.000%, 08/01/32 (144A)	200,000	207,540
Cirsa Finance International SARL
5.100%, 3M EURIBOR + 3.000%, 10/15/32 (EUR) (b)	100,000	118,563
Flutter Treasury DAC
4.000%, 06/04/31 (EUR)	100,000	117,220
Great Canadian Gaming Corp./Raptor LLC
8.750%, 11/15/29 (144A)	1,008,000	1,018,231
See accompanying notes to financial statements.
BHFTI-90

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Entertainment—(Continued)
Light & Wonder International, Inc.
6.250%, 10/01/33 (144A)	673,000	$681,344
7.250%, 11/15/29 (144A)	290,000	297,849
7.500%, 09/01/31 (144A)	495,000	516,448
Live Nation Entertainment, Inc.
3.750%, 01/15/28 (144A)	249,000	244,792
4.750%, 10/15/27 (144A)	47,000	47,096
Merlin Entertainments Group U.S. Holdings, Inc.
7.375%, 02/15/31 (144A)	800,000	712,621
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.
4.875%, 05/01/29 (144A)	266,000	261,646
Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC
8.250%, 04/15/30 (144A)	682,000	710,918
Motion Bondco DAC
6.625%, 11/15/27 (144A)	415,000	402,958
Odeon Finco PLC
12.750%, 11/01/27 (144A)	600,000	618,638
Pinewood Finco PLC
6.000%, 03/27/30 (GBP)	125,000	169,442
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.625%, 09/01/29 (144A)	307,000	232,552
5.875%, 09/01/31 (144A)	450,000	298,125
Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp.
6.625%, 02/01/33 (144A)	458,000	468,234
Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp.
6.250%, 10/15/30 (144A)	389,000	397,063
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc.
6.625%, 03/01/30 (144A) (a)	745,000	662,127
Starz Capital Holdings 1, Inc.
6.000%, 04/15/30 (144A)	960,000	916,800
Vail Resorts, Inc.
5.625%, 07/15/30 (144A)	516,000	524,390
6.500%, 05/15/32 (144A) (a)	562,000	583,214
Voyager Parent LLC
9.250%, 07/01/32 (144A)	832,000	882,853
Warnermedia Holdings, Inc.
5.050%, 03/15/42	4,811,000	3,385,741
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.125%, 10/01/29 (144A)	370,000	372,192
6.250%, 03/15/33 (144A)	1,230,000	1,257,645
7.125%, 02/15/31 (144A) (a)	1,351,000	1,461,901
		25,701,105
Environmental Control — 0.9%
Biffa Group Holdings Ltd.
5.250%, 06/15/31 (EUR)	100,000	117,180
7.375%, 06/15/31 (GBP)	100,000	135,957
Clean Harbors, Inc.
5.125%, 07/15/29 (144A)	402,000	402,393
GFL Environmental, Inc.
4.000%, 08/01/28 (144A)	476,000	469,526
4.375%, 08/15/29 (144A)	689,000	677,512
4.750%, 06/15/29 (144A)	384,000	383,219
6.750%, 01/15/31 (144A)	921,000	966,287
Security Description	Principal Amount*	Value
Environmental Control—(Continued)
Luna 1.5 SARL
10.500%, 07/01/32 (144A) (EUR) (c)	300,000	$366,601
Madison IAQ LLC
4.125%, 06/30/28 (144A)	583,000	572,859
5.875%, 06/30/29 (144A) (a)	1,613,000	1,603,201
Paprec Holding SA
4.125%, 07/15/30 (EUR)	100,000	118,081
Reworld Holding Corp.
4.875%, 12/01/29 (144A)	438,000	420,997
Waste Pro USA, Inc.
7.000%, 02/01/33 (144A)	3,644,000	3,750,826
Wrangler Holdco Corp.
6.625%, 04/01/32 (144A)	152,000	159,330
		10,143,969
Food — 1.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
5.500%, 03/31/31 (144A)	445,000	449,692
5.750%, 03/31/34 (144A)	771,000	774,119
6.250%, 03/15/33 (144A)	416,000	427,640
B&G Foods, Inc.
8.000%, 09/15/28 (144A) (a)	238,000	234,161
Bellis Acquisition Co. PLC
8.125%, 05/14/30 (GBP)	180,000	225,666
Chobani Holdco II LLC
8.750%, 9.500% PIK, 10/01/29 (144A) (a) (c)	4,390,871	4,686,800
Chobani LLC/Chobani Finance Corp., Inc.
4.625%, 11/15/28 (144A)	1,047,000	1,047,193
7.625%, 07/01/29 (144A) (a)	2,262,000	2,359,542
Darling Global Finance BV
4.500%, 07/15/32 (EUR)	100,000	119,056
4.500%, 07/15/32 (144A) (EUR)	500,000	595,280
Fiesta Purchaser, Inc.
7.875%, 03/01/31 (144A)	51,000	53,188
9.625%, 09/15/32 (144A)	237,000	248,380
FR Bondco SAS
6.875%, 10/31/32 (EUR)	100,000	117,931
Froneri Lux FinCo SARL
4.750%, 08/01/32 (EUR)	100,000	118,402
Irca SpA/Gallarate
5.850%, 3M EURIBOR + 3.750%, 12/15/29 (EUR) (b)	100,000	119,421
KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc.
9.000%, 02/15/29 (144A)	431,000	452,420
Lamb Weston Holdings, Inc.
4.375%, 01/31/32 (144A)	627,000	597,328
Lion/Polaris Lux 4 SA
5.641%, 3M EURIBOR + 3.625%, 07/01/29 (EUR) (b)	100,000	118,877
Market Bidco Finco PLC
6.750%, 01/31/31 (EUR)	100,000	116,238
Ocado Group PLC
11.000%, 06/15/30 (GBP)	100,000	135,959
Performance Food Group, Inc.
4.250%, 08/01/29 (144A)	259,000	253,220
6.125%, 09/15/32 (144A) (a)	657,000	677,306
See accompanying notes to financial statements.
BHFTI-91

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Food—(Continued)
Post Holdings, Inc.
6.250%, 02/15/32 (144A)	25,000	$25,687
6.250%, 10/15/34 (144A) (a)	338,000	339,876
6.375%, 03/01/33 (144A)	271,000	273,710
6.500%, 03/15/36 (144A)	1,022,000	1,023,381
Premier Foods Finance PLC
3.500%, 10/15/26 (GBP)	100,000	133,240
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed
4.625%, 03/01/29 (144A) (a)	652,000	628,163
U.S. Foods, Inc.
7.250%, 01/15/32 (144A)	495,000	520,306
United Natural Foods, Inc.
6.750%, 10/15/28 (144A)	602,000	602,566
		17,474,748
Food Service — 0.0%
Aramark Services, Inc.
5.000%, 02/01/28 (144A)	236,000	235,965
Forest Products & Paper — 0.1%
Ahlstrom Holding 3 OYJ
3.625%, 02/04/28 (EUR)	100,000	116,327
Magnera Corp.
7.250%, 11/15/31 (144A) (a)	351,000	344,563
Sappi Papier Holding GmbH
4.500%, 03/15/32 (EUR)	100,000	114,079
		574,969
Gas — 0.9%
AltaGas Ltd.
7.200%, 5Y H15 + 3.573%, 10/15/54 (144A) (b)	560,000	580,575
AmeriGas Partners LP/AmeriGas Finance Corp.
9.500%, 06/01/30 (144A)	340,000	362,199
Venture Global Plaquemines LNG LLC
6.125%, 12/15/30 (144A)	1,904,000	1,938,928
6.500%, 01/15/34 (144A)	2,384,000	2,441,788
6.750%, 01/15/36 (144A)	2,561,000	2,623,208
7.500%, 05/01/33 (144A)	721,000	779,041
7.750%, 05/01/35 (144A)	835,000	914,286
		9,640,025
Hand/Machine Tools — 0.0%
IMA Industria Macchine Automatiche SpA
3.750%, 01/15/28 (EUR)	100,000	117,667
5.776%, 3M EURIBOR + 3.750%, 04/15/29 (EUR) (b)	200,000	237,744
		355,411
Healthcare-Products — 1.0%
Avantor Funding, Inc.
3.875%, 07/15/28 (EUR)	100,000	117,328
4.625%, 07/15/28 (144A)	766,000	761,838
Bausch & Lomb Corp.
8.375%, 10/01/28 (144A)	3,047,000	3,180,306
Hologic, Inc.
3.250%, 02/15/29 (144A)	40,000	39,423
Security Description	Principal Amount*	Value
Healthcare-Products—(Continued)
Insulet Corp.
6.500%, 04/01/33 (144A)	507,000	$528,490
Medline Borrower LP
3.875%, 04/01/29 (144A)	523,000	510,609
5.250%, 10/01/29 (144A)	4,263,000	4,286,046
Medline Borrower LP/Medline Co-Issuer, Inc.
6.250%, 04/01/29 (144A)	872,000	901,440
Neogen Food Safety Corp.
8.625%, 07/20/30 (144A)	271,000	289,025
		10,614,505
Healthcare-Services — 2.5%
Acadia Healthcare Co., Inc.
7.375%, 03/15/33 (144A) (a)	280,000	282,801
AHP Health Partners, Inc.
5.750%, 07/15/29 (144A)	891,000	883,222
Charles River Laboratories International, Inc.
4.000%, 03/15/31 (144A) (a)	100,000	94,750
CHS/Community Health Systems, Inc.
4.750%, 02/15/31 (144A)	1,261,000	1,123,407
5.250%, 05/15/30 (144A)	2,526,000	2,372,401
6.000%, 01/15/29 (144A)	719,000	718,795
9.750%, 01/15/34 (144A)	2,473,000	2,597,463
10.875%, 01/15/32 (144A)	731,000	797,843
Clariane SE
7.875%, 06/27/30 (EUR)	100,000	119,732
Concentra Health Services, Inc.
6.875%, 07/15/32 (144A)	996,000	1,041,621
DaVita, Inc.
6.750%, 07/15/33 (144A)	146,000	151,386
6.875%, 09/01/32 (144A) (a)	71,000	73,909
Ephios Subco 3 SARL
7.875%, 01/31/31 (EUR)	100,000	125,230
Fortrea Holdings, Inc.
7.500%, 07/01/30 (144A) (a)	211,000	215,664
Gruppo San Donato SPA
6.500%, 10/31/31 (EUR)	100,000	119,613
HAH Group Holding Co. LLC
9.750%, 10/01/31 (144A) (a)	401,000	377,082
HealthEquity, Inc.
4.500%, 10/01/29 (144A)	1,602,000	1,573,796
IQVIA, Inc.
1.750%, 03/15/26 (EUR)	240,000	281,518
6.250%, 06/01/32 (144A)	1,369,000	1,430,493
LifePoint Health, Inc.
8.375%, 02/15/32 (144A)	830,000	900,935
9.875%, 08/15/30 (144A)	243,000	261,636
10.000%, 06/01/32 (144A)	838,000	890,026
11.000%, 10/15/30 (144A) (a)	1,479,000	1,621,923
Molina Healthcare, Inc.
6.250%, 01/15/33 (144A) (a)	284,000	289,528
6.500%, 02/15/31 (144A)	972,000	998,273
Prime Healthcare Services, Inc.
9.375%, 09/01/29 (144A)	173,000	181,650
Sotera Health Holdings LLC
7.375%, 06/01/31 (144A)	524,000	549,582
See accompanying notes to financial statements.
BHFTI-92

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Healthcare-Services—(Continued)
Star Parent, Inc.
9.000%, 10/01/30 (144A)	1,086,000	$1,158,988
Surgery Center Holdings, Inc.
7.250%, 04/15/32 (144A)	2,688,000	2,718,827
Tenet Healthcare Corp.
6.000%, 11/15/33 (144A) (a)	747,000	769,107
6.750%, 05/15/31	1,102,000	1,146,641
U.S. Acute Care Solutions LLC
9.750%, 05/15/29 (144A) (a)	762,000	767,650
		26,635,492
Holding Companies-Diversified — 0.0%
Progroup AG
5.125%, 04/15/29 (EUR)	100,000	120,680
5.375%, 04/15/31 (EUR)	100,000	120,130
Stena International SA
7.250%, 01/15/31 (144A)	200,000	203,881
		444,691
Home Builders — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.625%, 08/01/29 (144A)	270,000	257,416
6.875%, 08/01/33 (144A)	383,000	383,305
Beazer Homes USA, Inc.
5.875%, 10/15/27	150,000	150,356
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC
4.875%, 02/15/30 (144A) (a)	679,000	632,457
5.000%, 06/15/29 (144A)	548,000	530,089
Century Communities, Inc.
6.625%, 09/15/33 (144A)	480,000	485,376
Dream Finders Homes, Inc.
8.250%, 08/15/28 (144A) †	277,000	285,078
Empire Communities Corp.
9.750%, 05/01/29 (144A)	136,000	140,279
K Hovnanian Enterprises, Inc.
8.000%, 04/01/31 (144A)	1,101,000	1,123,644
8.375%, 10/01/33 (144A) (a)	901,000	915,677
LGI Homes, Inc.
7.000%, 11/15/32 (144A) (a)	662,000	632,787
8.750%, 12/15/28 (144A) (a)	353,000	368,203
Mattamy Group Corp.
4.625%, 03/01/30 (144A)	368,000	357,254
6.000%, 12/15/33 (144A)	185,000	183,356
New Home Co., Inc.
8.500%, 11/01/30 (144A)	157,000	161,687
9.250%, 10/01/29 (144A)	604,000	630,374
STL Holding Co. LLC
8.750%, 02/15/29 (144A)	320,000	336,119
Taylor Morrison Communities, Inc.
5.750%, 11/15/32 (144A)	283,000	291,177
		7,864,634
Home Furnishings — 0.0%
Somnigroup International, Inc.
3.875%, 10/15/31 (144A)	171,000	159,832
Security Description	Principal Amount*	Value
Home Furnishings—(Continued)
Somnigroup International, Inc.
4.000%, 04/15/29 (144A) (a)	288,000	$280,594
		440,426
Housewares — 0.1%
Newell Brands, Inc.
8.500%, 06/01/28 (144A)	466,000	488,626
Scotts Miracle-Gro Co.
4.375%, 02/01/32 (a)	614,000	576,393
4.500%, 10/15/29 (a)	102,000	100,078
		1,165,097
Insurance — 5.9%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.250%, 10/15/27 (144A)	2,118,000	2,104,537
5.875%, 11/01/29 (144A) (a)	2,641,000	2,638,676
6.750%, 10/15/27 (144A)	197,000	198,157
6.750%, 04/15/28 (144A)	257,000	261,671
7.000%, 01/15/31 (144A)	2,938,000	3,048,103
7.375%, 10/01/32 (144A)	2,058,000	2,133,876
AmWINS Group, Inc.
4.875%, 06/30/29 (144A)	904,000	889,034
6.375%, 02/15/29 (144A)	375,000	385,654
Amynta Agency Borrower, Inc. & Amynta Warranty Borrower, Inc.
7.500%, 07/15/33 (144A)	932,000	942,902
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 2 LLC
7.875%, 11/01/29 (144A)	658,000	664,570
Ardonagh Finco Ltd.
6.875%, 02/15/31 (EUR)	705,000	853,929
7.750%, 02/15/31 (144A)	3,222,000	3,377,799
Ardonagh Group Finance Ltd.
8.875%, 02/15/32 (144A) (a)	4,098,000	4,259,072
Asurion LLC & Asurion Co-Issuer, Inc.
8.000%, 12/31/32 (144A)	2,113,000	2,192,473
Corebridge Financial, Inc.
6.375%, 5Y H15 + 2.646%, 09/15/54 (b)	645,000	649,929
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC
7.250%, 02/15/31 (144A)	4,511,000	4,645,446
8.125%, 02/15/32 (144A)	1,854,000	1,913,944
HUB International Ltd.
7.250%, 06/15/30 (144A)	6,262,000	6,574,631
7.375%, 01/31/32 (144A)	12,012,000	12,607,243
Jones Deslauriers Insurance Management, Inc.
6.875%, 10/01/33 (144A)	1,299,000	1,254,304
8.500%, 03/15/30 (144A)	1,423,000	1,491,458
Panther Escrow Issuer LLC
7.125%, 06/01/31 (144A)	7,282,000	7,545,958
Ryan Specialty LLC
5.875%, 08/01/32 (144A)	819,000	836,828
Unipol Assicurazioni SpA
4.900%, 05/23/34 (EUR)	100,000	123,136
See accompanying notes to financial statements.
BHFTI-93

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Insurance—(Continued)
USI, Inc.
7.500%, 01/15/32 (144A) (a)	1,713,000	$1,795,359
		63,388,689
Internet — 3.1%
ANGI Group LLC
3.875%, 08/15/28 (144A)	343,000	316,812
Beignet Investor LLC
6.581%, 05/30/49 (144A)	20,332,000	21,480,659
Cablevision Lightpath LLC
3.875%, 09/15/27 (144A)	559,000	545,588
5.625%, 09/15/28 (144A) (a)	532,000	519,950
Getty Images, Inc.
10.500%, 11/15/30 (144A)	323,000	325,669
11.250%, 02/21/30 (144A)	494,000	463,211
iliad SA
4.250%, 01/09/32 (EUR)	100,000	118,548
5.375%, 02/15/29 (EUR)	100,000	123,626
5.625%, 02/15/30 (EUR)	100,000	126,275
ION Platform Finance U.S., Inc./ION Platform Finance SARL
4.625%, 05/01/28 (144A)	250,000	231,304
5.000%, 05/01/28 (144A)	1,460,000	1,355,254
8.750%, 05/01/29 (144A)	412,000	417,402
9.000%, 08/01/29 (144A)	298,000	293,393
9.500%, 05/30/29 (144A) (a)	600,000	607,619
Match Group Holdings II LLC
3.625%, 10/01/31 (144A)	128,000	117,452
4.125%, 08/01/30 (144A)	41,000	38,807
4.625%, 06/01/28 (144A)	259,000	256,683
6.125%, 09/15/33 (144A)	698,000	706,359
Rakuten Group, Inc.
8.125%, 5Y H15 + 4.250%, 12/15/29 (144A) (b)	254,000	261,613
9.750%, 04/15/29 (144A)	1,200,000	1,342,152
11.250%, 02/15/27 (144A)	573,000	612,652
Snap, Inc.
6.875%, 03/01/33 (144A)	1,570,000	1,626,905
6.875%, 03/15/34 (144A)	1,114,000	1,146,999
		33,034,932
Investment Companies — 0.6%
Apollo Debt Solutions BDC
5.875%, 08/30/30	448,000	453,132
6.550%, 03/15/32	104,000	107,312
6.700%, 07/29/31 (a)	197,000	207,872
ARES Strategic Income Fund
5.150%, 01/15/31 (144A)	493,000	483,793
5.800%, 09/09/30 (144A)	510,000	514,938
Bain Capital Specialty Finance, Inc.
5.950%, 03/15/30	160,000	159,382
Blue Owl Capital Corp.
6.200%, 07/15/30 (a)	625,000	632,852
8.450%, 11/15/26	229,000	235,465
Compass Group Diversified Holdings LLC
5.250%, 04/15/29 (144A)	549,684	509,850
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.375%, 02/01/29	345,000	297,663
Security Description	Principal Amount*	Value
Investment Companies—(Continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.250%, 05/15/27 (a)	2,014,000	$1,986,318
9.750%, 01/15/29 (a)	461,000	459,589
10.000%, 11/15/29 (144A)	831,000	830,414
		6,878,580
Iron/Steel — 0.8%
ATI, Inc.
4.875%, 10/01/29 (a)	277,000	276,546
5.125%, 10/01/31 (a)	746,000	746,501
7.250%, 08/15/30 (a)	1,233,000	1,302,636
Big River Steel LLC/BRS Finance Corp.
6.625%, 01/31/29 (144A)	1,966,000	1,980,261
Carpenter Technology Corp.
5.625%, 03/01/34 (144A)	764,000	776,014
Cleveland-Cliffs, Inc.
6.875%, 11/01/29 (144A) (a)	1,080,000	1,118,568
Commercial Metals Co.
5.750%, 11/15/33 (144A)	882,000	901,873
6.000%, 12/15/35 (144A)	909,000	931,867
		8,034,266
IT Services — 0.0%
Vertiv Group Corp.
4.125%, 11/15/28 (144A)	433,000	427,678
Leisure Time — 1.2%
Acushnet Co.
5.625%, 12/01/33 (144A)	288,000	291,236
Carnival Corp.
5.750%, 08/01/32 (144A)	383,000	393,066
5.875%, 06/15/31 (144A) (a)	616,000	636,269
6.125%, 02/15/33 (144A)	1,712,000	1,767,794
Carnival PLC
4.125%, 07/15/31 (144A) (EUR)	1,085,000	1,291,030
Deuce Finco PLC
7.000%, 11/20/31 (GBP)	100,000	136,138
Lindblad Expeditions LLC
7.000%, 09/15/30 (144A)	899,000	937,819
MajorDrive Holdings IV LLC
6.375%, 06/01/29 (144A)	747,000	536,176
NCL Corp. Ltd.
5.875%, 01/15/31 (144A)	103,000	102,610
6.250%, 09/15/33 (144A) (a)	2,125,000	2,124,105
6.750%, 02/01/32 (144A)	357,000	365,540
Pinnacle Bidco PLC
10.000%, 10/11/28 (GBP)	100,000	141,871
Sabre GLBL, Inc.
10.750%, 11/15/29 (144A)	231,000	196,426
10.750%, 03/15/30 (144A)	639,120	525,568
TUI AG
5.875%, 03/15/29 (EUR)	100,000	121,576
TUI Cruises GmbH
5.000%, 05/15/30 (EUR)	100,000	120,585
Viking Cruises Ltd.
5.875%, 10/15/33 (144A)	1,501,000	1,524,210
See accompanying notes to financial statements.
BHFTI-94

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Leisure Time—(Continued)
Viking Cruises Ltd.
9.125%, 07/15/31 (144A)	1,353,000	$1,448,846
Viking Ocean Cruises Ship VII Ltd.
5.625%, 02/15/29 (144A)	314,000	314,498
		12,975,363
Lodging — 0.9%
Essendi SA
5.500%, 11/15/31 (EUR)	137,000	165,056
Hilton Domestic Operating Co., Inc.
5.500%, 03/31/34 (144A)	667,000	671,581
5.750%, 09/15/33 (144A)	101,000	103,365
5.875%, 03/15/33 (144A)	332,000	341,557
Melco Resorts Finance Ltd.
5.375%, 12/04/29 (144A) (a)	942,000	932,397
5.625%, 07/17/27 (144A)	200,000	199,872
5.750%, 07/21/28 (144A)	200,000	199,885
6.500%, 09/24/33 (144A)	200,000	200,512
7.625%, 04/17/32 (144A) (a)	706,000	742,576
MGM China Holdings Ltd.
7.125%, 06/26/31 (144A)	250,000	264,597
MGM Resorts International
6.125%, 09/15/29 (a)	825,000	847,828
Station Casinos LLC
4.500%, 02/15/28 (144A) (a)	422,000	418,513
4.625%, 12/01/31 (144A) (a)	261,000	247,442
6.625%, 03/15/32 (144A) (a)	363,000	371,590
Wyndham Hotels & Resorts, Inc.
4.375%, 08/15/28 (144A)	134,000	132,143
Wynn Macau Ltd.
5.125%, 12/15/29 (144A)	658,000	651,726
5.500%, 10/01/27 (144A) (a)	200,000	199,802
5.625%, 08/26/28 (144A) (a)	3,167,000	3,165,577
		9,856,019
Machinery-Construction & Mining — 0.1%
BWX Technologies, Inc.
4.125%, 06/30/28 (144A)	153,000	150,641
Manitowoc Co., Inc.
9.250%, 10/01/31 (144A)	352,000	378,083
Terex Corp.
5.000%, 05/15/29 (144A)	84,000	83,714
6.250%, 10/15/32 (144A) (a)	361,000	370,369
		982,807
Machinery-Diversified — 0.7%
ATS Corp.
4.125%, 12/15/28 (144A)	237,000	231,177
Chart Industries, Inc.
7.500%, 01/01/30 (144A)	680,000	708,727
9.500%, 01/01/31 (144A)	72,000	76,423
Esab Corp.
6.250%, 04/15/29 (144A)	636,000	653,946
GrafTech Global Enterprises, Inc.
9.875%, 12/23/29 (144A)	384,000	334,080
Security Description	Principal Amount*	Value
Machinery-Diversified—(Continued)
Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC
9.000%, 02/15/29 (144A)	1,783,000	$1,869,885
King U.S. Bidco, Inc.
5.311%, 3M EURIBOR + 3.250%, 12/01/32 (EUR) (b)	100,000	118,629
TK Elevator Midco GmbH
4.375%, 07/15/27 (EUR)	673,000	793,688
TK Elevator U.S. Newco, Inc.
5.250%, 07/15/27 (144A) (a)	2,757,000	2,757,648
		7,544,203
Media — 4.2%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250%, 02/01/31 (144A)	1,765,000	1,621,770
4.250%, 01/15/34 (144A) (a)	2,772,000	2,356,960
4.500%, 08/15/30 (144A)	544,000	512,182
4.500%, 05/01/32 (a)	1,243,000	1,115,639
4.500%, 06/01/33 (144A) (a)	1,527,000	1,336,673
4.750%, 03/01/30 (144A) (a)	808,000	771,679
4.750%, 02/01/32 (144A) (a)	2,004,000	1,831,540
6.375%, 09/01/29 (144A)	572,000	579,863
CSC Holdings LLC
5.375%, 02/01/28 (144A)	800,000	580,421
5.500%, 04/15/27 (144A)	1,007,000	863,421
11.250%, 05/15/28 (144A)	3,539,000	2,815,859
11.750%, 01/31/29 (144A)	1,305,000	969,546
Directv Financing LLC
8.875%, 02/01/30 (144A)	1,347,000	1,362,887
Directv Financing LLC/Directv Financing Co-Obligor, Inc.
5.875%, 08/15/27 (144A)	1,213,000	1,220,120
10.000%, 02/15/31 (144A)	1,094,000	1,118,125
DISH DBS Corp.
5.250%, 12/01/26 (144A)	2,344,000	2,273,088
5.750%, 12/01/28 (144A)	2,185,000	2,145,129
DISH Network Corp.
11.750%, 11/15/27 (144A)	5,018,000	5,222,634
Gray Media, Inc.
7.250%, 08/15/33 (144A) (a)	1,397,000	1,427,495
9.625%, 07/15/32 (144A)	1,582,000	1,641,750
10.500%, 07/15/29 (144A)	350,000	376,369
LCPR Senior Secured Financing DAC
6.750%, 10/15/27 (144A)	1,469,000	1,026,758
Midcontinent Communications
8.000%, 08/15/32 (144A)	332,000	339,843
Sinclair Television Group, Inc.
8.125%, 02/15/33 (144A)	1,808,000	1,888,329
Sirius XM Radio LLC
3.125%, 09/01/26 (144A) (a)	103,000	102,094
5.000%, 08/01/27 (144A)	1,205,000	1,207,934
Sunrise FinCo I BV
4.625%, 05/15/32 (EUR)	100,000	118,699
4.875%, 07/15/31 (144A) (a)	722,000	687,705
Telenet Finance Luxembourg Notes SARL
5.500%, 03/01/28 (144A)	200,000	198,730
Univision Communications, Inc.
7.375%, 06/30/30 (144A) (a)	477,000	484,845
8.000%, 08/15/28 (144A)	1,872,000	1,938,784
See accompanying notes to financial statements.
BHFTI-95

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Media—(Continued)
Univision Communications, Inc.
8.500%, 07/31/31 (144A)	1,334,000	$1,393,535
9.375%, 08/01/32 (144A) (a)	1,178,000	1,266,130
Versant Media Group, Inc.
7.250%, 01/30/31 (144A) (a)	537,000	554,017
Virgin Media O2 Vendor Financing Notes V DAC
7.875%, 03/15/32 (GBP)	107,000	144,681
Virgin Media Secured Finance PLC
4.250%, 01/15/30 (GBP)	100,000	123,528
Virgin Media Vendor Financing Notes IV DAC
5.000%, 07/15/28 (144A)	830,000	814,326
VZ Secured Financing BV
5.250%, 01/15/33 (EUR)	100,000	115,217
Ziggo Bond Co. BV
5.125%, 02/28/30 (144A) (a)	248,000	221,405
Ziggo BV
4.875%, 01/15/30 (144A)	385,000	363,914
		45,133,624
Metal Fabricate/Hardware — 0.1%
Vallourec SACA
7.500%, 04/15/32 (144A)	1,406,000	1,492,866
Mining — 2.1%
Aris Mining Corp.
8.000%, 10/31/29 (144A)	209,000	217,988
Arsenal AIC Parent LLC
8.000%, 10/01/30 (144A) (a)	419,000	444,626
11.500%, 10/01/31 (144A)	2,454,000	2,700,757
Constellium SE
3.750%, 04/15/29 (144A)	1,351,000	1,304,536
5.625%, 06/15/28 (144A)	512,000	511,927
6.375%, 08/15/32 (144A)	2,113,000	2,180,660
ERO Copper Corp.
6.500%, 02/15/30 (144A)	1,474,000	1,470,615
First Quantum Minerals Ltd.
7.250%, 02/15/34 (144A)	518,000	544,576
8.000%, 03/01/33 (144A)	340,000	363,102
9.375%, 03/01/29 (144A)	1,877,000	1,976,506
Kaiser Aluminum Corp.
4.500%, 06/01/31 (144A)	2,083,000	2,012,437
5.875%, 03/01/34 (144A)	2,017,000	2,023,327
New Gold, Inc.
6.875%, 04/01/32 (144A)	843,000	894,627
Novelis Corp.
3.875%, 08/15/31 (144A)	2,391,000	2,179,308
4.750%, 01/30/30 (144A)	354,000	341,964
6.375%, 08/15/33 (144A)	2,474,000	2,508,070
6.875%, 01/30/30 (144A) (a)	533,000	553,441
Novelis Sheet Ingot GmbH
3.375%, 04/15/29 (EUR)	422,000	484,338
		22,712,805
Miscellaneous Manufacturing — 0.1%
Amsted Industries, Inc.
6.375%, 03/15/33 (144A)	344,000	354,315
Security Description	Principal Amount*	Value
Miscellaneous Manufacturing—(Continued)
Axon Enterprise, Inc.
6.250%, 03/15/33 (144A)	284,000	$295,453
Enpro, Inc.
6.125%, 06/01/33 (144A) (a)	440,000	454,035
Maxam Prill SARL
6.000%, 07/15/30 (EUR)	100,000	120,068
		1,223,871
Office/Business Equipment — 0.0%
Zebra Technologies Corp.
6.500%, 06/01/32 (144A)	344,000	355,601
Oil & Gas — 2.9%
Aethon United BR LP/Aethon United Finance Corp.
7.500%, 10/01/29 (144A)	882,000	924,050
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.875%, 06/30/29 (144A) (a)	158,000	158,414
6.625%, 07/15/33 (144A)	466,000	482,331
9.000%, 11/01/27 (144A)	435,000	552,987
Breakwater Energy Holdings SARL
9.250%, 11/15/30 (144A)	250,000	261,789
Caturus Energy LLC
8.500%, 02/15/30 (144A)	1,713,000	1,783,994
Chord Energy Corp.
6.750%, 03/15/33 (144A)	302,000	312,303
CITGO Petroleum Corp.
8.375%, 01/15/29 (144A)	1,418,000	1,474,470
Civitas Resources, Inc.
8.375%, 07/01/28 (144A)	40,000	41,216
8.750%, 07/01/31 (144A) (a)	295,000	306,033
CNX Resources Corp.
7.250%, 03/01/32 (144A)	222,000	231,746
Comstock Resources, Inc.
5.875%, 01/15/30 (144A)	1,652,000	1,606,826
6.750%, 03/01/29 (144A)	971,000	971,596
Crescent Energy Finance LLC
7.375%, 01/15/33 (144A)	633,000	600,687
7.625%, 04/01/32 (144A)	623,000	604,012
8.375%, 01/15/34 (144A) (a)	439,000	436,076
DBR Land Holdings LLC
6.250%, 12/01/30 (144A)	474,000	484,845
Diamond Foreign Asset Co./Diamond Finance LLC
8.500%, 10/01/30 (144A)	370,000	391,957
Energean PLC
5.625%, 05/12/31 (EUR)	100,000	117,519
Gulfport Energy Operating Corp.
6.750%, 09/01/29 (144A)	392,000	404,811
Hilcorp Energy I LP/Hilcorp Finance Co.
5.750%, 02/01/29 (144A)	525,000	519,420
6.000%, 04/15/30 (144A)	60,000	58,302
6.250%, 11/01/28 (144A)	220,000	221,249
6.250%, 04/15/32 (144A) (a)	52,000	48,952
6.875%, 05/15/34 (144A)	561,000	525,663
7.250%, 02/15/35 (144A)	208,000	197,677
8.375%, 11/01/33 (144A)	994,000	1,014,929
See accompanying notes to financial statements.
BHFTI-96

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Oil & Gas—(Continued)
Ithaca Energy North Sea PLC
5.500%, 10/01/31 (EUR)	100,000	$118,124
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.
6.875%, 12/01/32 (144A)	378,000	388,498
Matador Resources Co.
6.500%, 04/15/32 (144A)	487,000	493,898
Murphy Oil Corp.
5.875%, 12/01/42 (a)	64,000	55,025
Nabors Industries, Inc.
7.625%, 11/15/32 (144A)	348,000	342,041
Noble Finance II LLC
8.000%, 04/15/30 (144A)	154,000	159,993
Northern Oil & Gas, Inc.
7.875%, 10/15/33 (144A) (a)	994,000	967,813
PBF Holding Co. LLC/PBF Finance Corp.
7.875%, 09/15/30 (144A)	477,000	459,369
Permian Resources Operating LLC
5.875%, 07/01/29 (144A) (a)	830,000	834,865
6.250%, 02/01/33 (144A)	1,073,000	1,100,647
7.000%, 01/15/32 (144A)	288,000	300,193
Sunoco LP
5.625%, 03/15/31 (144A)	342,000	344,506
5.875%, 03/15/34 (144A)	347,000	346,969
6.250%, 07/01/33 (144A)	473,000	484,502
6.625%, 08/15/32 (144A)	490,000	503,630
7.875%, 5Y H15 + 4.230%, 09/18/30 (144A) (b)	4,580,000	4,704,920
TGNR Intermediate Holdings LLC
5.500%, 10/15/29 (144A)	658,000	651,572
Transocean International Ltd.
7.875%, 10/15/32 (144A)	505,000	527,423
8.250%, 05/15/29 (144A) (a)	367,000	369,882
8.500%, 05/15/31 (144A) (a)	373,000	369,466
8.750%, 02/15/30 (144A)	225,000	235,104
Transocean Titan Financing Ltd.
8.375%, 02/01/28 (144A)	200,762	205,035
Valaris Ltd.
8.375%, 04/30/30 (144A) (a)	481,000	500,463
Var Energi ASA
7.862%, 5Y EUR Swap + 4.765%, 11/15/83 (EUR) (b)	100,000	129,030
Vital Energy, Inc.
7.750%, 07/31/29 (144A)	193,000	192,634
7.875%, 04/15/32 (144A) (a)	465,000	458,157
9.750%, 10/15/30	397,000	416,622
Wildfire Intermediate Holdings LLC
7.500%, 10/15/29 (144A)	743,000	750,001
Wintershall Dea Finance 2 BV
6.117%, 5Y EUR Swap + 3.940%, 05/08/30 (EUR) (b)	113,000	135,475
		31,279,711
Oil & Gas Services — 1.0%
Archrock Partners LP/Archrock Partners Finance Corp.
6.250%, 04/01/28 (144A)	1,388,000	1,395,966
6.625%, 09/01/32 (144A)	1,173,000	1,209,779
Enerflex, Inc.
6.875%, 01/15/31 (144A)	264,000	269,925
Security Description	Principal Amount*	Value
Oil & Gas Services—(Continued)
Kodiak Gas Services LLC
6.500%, 10/01/33 (144A)	882,000	$900,710
6.750%, 10/01/35 (144A)	666,000	684,787
7.250%, 02/15/29 (144A)	1,388,000	1,444,009
Oceaneering International, Inc.
6.000%, 02/01/28	196,000	198,200
OEG Finance PLC
7.250%, 09/27/29 (EUR)	100,000	122,845
Star Holding LLC
8.750%, 08/01/31 (144A)	673,000	648,005
Tidewater, Inc.
9.125%, 07/15/30 (144A)	567,000	608,356
USA Compression Partners LP/USA Compression Finance Corp.
6.250%, 10/01/33 (144A)	1,550,000	1,568,584
7.125%, 03/15/29 (144A)	706,000	730,789
Weatherford International Ltd.
6.750%, 10/15/33 (144A)	1,454,000	1,489,059
		11,271,014
Packaging & Containers — 2.7%
Ardagh Group SA
9.500%, 12/01/30	97,281	105,513
9.500%, 12/01/30 (144A)	1,370,053	1,485,984
12.000%, 6.500% PIK, 12/01/30 (144A) (c)	1,784,000	1,630,130
12.000%, 7.500% PIK, 12/01/30 (EUR) (c)	836,000	900,725
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.000%, 09/01/29 (EUR)	200,000	223,486
4.000%, 09/01/29 (144A)	3,978,000	3,744,832
6.250%, 01/30/31 (144A)	864,000	883,678
Ball Corp.
4.250%, 07/01/32 (EUR)	390,000	469,035
5.500%, 09/15/33 (a)	403,000	410,815
Clydesdale Acquisition Holdings, Inc.
6.625%, 04/15/29 (144A)	1,038,000	1,056,112
6.750%, 04/15/32 (144A)	2,372,000	2,439,067
6.875%, 01/15/30 (144A) (a)	1,471,000	1,507,775
Crown Americas LLC
5.875%, 06/01/33 (144A)	1,495,000	1,529,085
Kleopatra Finco SARL
4.250%, 03/01/26 (EUR) (d)	110,000	19,391
LABL, Inc.
5.875%, 11/01/28 (144A)	177,000	110,914
8.625%, 10/01/31 (144A)	499,000	265,397
9.500%, 11/01/28 (144A)	1,329,000	838,560
Mauser Packaging Solutions Holding Co.
7.875%, 04/15/30 (144A) (a)	7,581,000	7,521,189
9.250%, 04/15/30 (144A) (a)	384,000	368,640
OI European Group BV
6.250%, 05/15/28 (EUR)	100,000	120,901
6.250%, 05/15/28 (144A) (EUR)	142,000	171,679
Sealed Air Corp.
4.000%, 12/01/27 (144A)	201,000	199,958
5.000%, 04/15/29 (144A)	165,000	166,085
6.500%, 07/15/32 (144A)	148,000	153,532
See accompanying notes to financial statements.
BHFTI-97

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Packaging & Containers—(Continued)
Sealed Air Corp./Sealed Air Corp. U.S.
7.250%, 02/15/31 (144A)	57,000	$59,356
Silgan Holdings, Inc.
4.250%, 02/15/31 (144A) (EUR)	850,000	1,012,401
Trivium Packaging Finance BV
6.625%, 07/15/30 (EUR)	220,000	272,243
6.625%, 07/15/30 (144A) (EUR)	225,000	278,430
8.250%, 07/15/30 (144A)	720,000	771,830
12.250%, 01/15/31 (144A)	279,000	302,725
		29,019,468
Pharmaceuticals — 1.7%
1261229 BC Ltd.
10.000%, 04/15/32 (144A) †	11,627,000	12,092,276
Amneal Pharmaceuticals LLC
6.875%, 08/01/32 (144A) (a)	488,000	515,479
Bausch Health Cos., Inc.
4.875%, 06/01/28 (144A) †	118,000	105,610
11.000%, 09/30/28 (144A) †	1,600,000	1,657,344
Bayer AG
6.625%, 5Y EUR Swap + 3.432%, 09/25/83 (EUR) (b)	100,000	124,728
7.000%, 5Y EUR Swap + 3.896%, 09/25/83 (EUR) (b)	100,000	129,125
Dolcetto Holdco SpA
5.625%, 07/14/32 (EUR)	100,000	119,281
Grifols SA
2.250%, 11/15/27 (EUR)	725,000	847,862
7.125%, 05/01/30 (EUR)	100,000	123,296
Gruenenthal GmbH
4.625%, 11/15/31 (EUR)	100,000	118,752
Nidda Healthcare Holding GmbH
5.276%, 3M EURIBOR + 3.250%, 10/15/32 (EUR) (b)	112,000	132,811
7.000%, 02/21/30 (EUR)	149,000	181,765
Option Care Health, Inc.
4.375%, 10/31/29 (144A)	599,000	585,241
Organon & Co./Organon Foreign Debt Co-Issuer BV
2.875%, 04/30/28 (EUR)	100,000	114,076
4.125%, 04/30/28 (144A)	400,000	389,774
Rossini SARL
5.894%, 3M EURIBOR + 3.875%, 12/31/29 (EUR) (b)	50,064	59,875
6.750%, 12/31/29 (EUR)	100,000	123,479
Teva Pharmaceutical Finance Netherlands III BV
3.150%, 10/01/26	659,000	651,393
6.750%, 03/01/28	200,000	207,564
		18,279,731
Pipelines — 2.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.375%, 06/15/29 (144A)	469,000	469,012
Blue Racer Midstream LLC/Blue Racer Finance Corp.
7.000%, 07/15/29 (144A)	598,000	623,662
7.250%, 07/15/32 (144A)	481,000	510,472
Buckeye Partners LP
5.600%, 10/15/44	215,000	194,866
5.850%, 11/15/43	318,000	298,213
6.750%, 02/01/30 (144A)	182,000	191,055
6.875%, 07/01/29 (144A)	53,000	55,131
Security Description	Principal Amount*	Value
Pipelines—(Continued)
CNX Midstream Partners LP
4.750%, 04/15/30 (144A)	287,000	$278,231
CQP Holdco LP/BIP-V Chinook Holdco LLC
5.500%, 06/15/31 (144A) (a)	1,891,000	1,870,802
Delek Logistics Partners LP/Delek Logistics Finance Corp.
7.375%, 06/30/33 (144A)	805,000	821,461
Enbridge, Inc.
7.200%, 5Y H15 + 2.970%, 06/27/54 (a) (b)	430,000	455,325
7.375%, 5Y H15 + 3.122%, 03/15/55 (a) (b)	587,000	621,360
Energy Transfer LP
6.500%, 5Y H15 + 5.694%, 11/15/26 (b)	1,085,000	1,089,778
7.125%, 5Y H15 + 2.829%, 10/01/54 (b)	829,000	850,581
7.125%, 5Y H15 + 5.306%, 05/15/30 (b)	547,000	560,102
8.000%, 5Y H15 + 4.020%, 05/15/54 (a) (b)	1,251,000	1,335,386
Genesis Energy LP/Genesis Energy Finance Corp.
7.750%, 02/01/28	595,000	597,449
8.000%, 05/15/33	171,000	177,515
Global Partners LP/GLP Finance Corp.
7.125%, 07/01/33 (144A)	342,000	348,239
Harvest Midstream I LP
7.500%, 05/15/32 (144A)	267,000	278,317
Hess Midstream Operations LP
4.250%, 02/15/30 (144A)	311,000	304,185
6.500%, 06/01/29 (144A)	495,000	511,187
Howard Midstream Energy Partners LLC
6.625%, 01/15/34 (144A)	854,000	877,344
7.375%, 07/15/32 (144A)	194,000	204,704
ITT Holdings LLC
6.500%, 08/01/29 (144A) (a)	1,349,000	1,294,570
Kinetik Holdings LP
5.875%, 06/15/30 (144A) (a)	108,000	108,968
NGL Energy Operating LLC/NGL Energy Finance Corp.
8.125%, 02/15/29 (144A)	786,000	815,840
8.375%, 02/15/32 (144A)	1,547,000	1,602,019
Northriver Midstream Finance LP
6.750%, 07/15/32 (144A)	459,000	467,746
Prairie Acquiror LP
9.000%, 08/01/29 (144A)	515,000	535,303
Rockies Express Pipeline LLC
4.950%, 07/15/29 (144A)	136,000	135,703
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.500%, 01/15/28 (144A)	468,000	468,252
6.000%, 09/01/31 (144A)	274,000	272,719
7.375%, 02/15/29 (144A)	1,553,000	1,605,123
TransMontaigne Partners LLC
8.500%, 06/15/30 (144A)	154,000	155,476
Venture Global LNG, Inc.
7.000%, 01/15/30 (144A) (a)	87,000	83,731
8.375%, 06/01/31 (144A) (a)	1,492,000	1,483,683
9.000%, 5Y H15 + 5.440%, 09/30/29 (144A) (a) (b)	3,100,000	2,448,165
9.500%, 02/01/29 (144A) (a)	4,052,000	4,199,805
9.875%, 02/01/32 (144A) (a)	1,660,000	1,714,900
		30,916,380
See accompanying notes to financial statements.
BHFTI-98

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Real Estate — 0.4%
Adler Financing SARL
8.250%, 12/31/28 (EUR) (c)	230,878	$297,181
Alexandrite Lake Lux Holdings SARL
6.750%, 07/30/30 (EUR)	100,000	119,547
Anywhere Real Estate Group LLC/Anywhere Co-Issuer Corp.
7.000%, 04/15/30 (144A)	684,346	681,399
Anywhere Real Estate Group LLC/Realogy Co-Issuer Corp.
9.750%, 04/15/30 (144A)	365,000	396,124
Aroundtown Finance SARL
5.250%, 5Y EUR Swap + 3.431%, 04/30/31 (EUR) (b)	225,000	257,738
Cushman & Wakefield U.S. Borrower LLC
8.875%, 09/01/31 (144A) (a)	937,000	1,000,804
Five Point Operating Co. LP
8.000%, 10/01/30 (144A)	232,000	242,389
Heimstaden Bostad AB
2.625%, 5Y EUR Swap + 3.149%, 02/01/27 (EUR) (b)	100,000	114,149
Howard Hughes Corp.
4.125%, 02/01/29 (144A)	382,000	371,213
4.375%, 02/01/31 (144A) (a)	158,000	150,431
New Immo Holding SA
3.250%, 07/23/27 (EUR)	100,000	117,260
4.950%, 11/14/30 (EUR)	100,000	118,199
Tropicana Entertainment LLC/Tropicana Finance Corp.
9.625%, 12/15/14 (d) (f) (g)	70,000	0
Unique Pub Finance Co. PLC
6.464%, 03/30/32 (GBP)	56,534	83,728
Vivion Investments SARL
5.625%, 06/08/30 (EUR)	100,000	113,186
6.500%, 02/28/29 (EUR) (c)	100,000	117,180
8.125%, 5Y EUR Swap + 6.160%, 03/08/31 (EUR) (b)	100,000	108,773
8.250%, 2.250% PIK, 08/31/28 (EUR) (c)	16,476	19,375
		4,308,676
Real Estate Investment Trusts — 2.3%
Arbor Realty SR, Inc.
7.875%, 07/15/30 (144A) (a)	399,000	381,239
8.500%, 12/15/28 (144A)	226,000	225,097
Blackstone Mortgage Trust, Inc.
3.750%, 01/15/27 (144A)	752,000	744,249
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC
4.500%, 04/01/27 (144A)	894,000	883,551
Diversified Healthcare Trust
7.250%, 10/15/30 (144A) †	370,000	378,321
Iron Mountain Information Management Services, Inc.
5.000%, 07/15/32 (144A)	432,000	412,415
Iron Mountain, Inc.
4.750%, 01/15/34 (EUR)	100,000	114,279
4.750%, 01/15/34 (144A) (EUR)	1,300,000	1,485,631
5.250%, 07/15/30 (144A)	63,000	62,238
5.625%, 07/15/32 (144A) (a)	214,000	210,634
6.250%, 01/15/33 (144A)	261,000	263,184
Millrose Properties, Inc.
6.250%, 09/15/32 (144A)	1,045,000	1,054,388
6.375%, 08/01/30 (144A)	1,361,000	1,392,608
Security Description	Principal Amount*	Value
Real Estate Investment Trusts—(Continued)
MPT Operating Partnership LP/MPT Finance Corp.
7.000%, 02/15/32 (EUR)	100,000	$122,120
7.000%, 02/15/32 (144A) (EUR)	725,000	885,371
8.500%, 02/15/32 (144A)	2,218,000	2,368,676
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
7.000%, 02/01/30 (144A)	599,000	614,808
Pebblebrook Hotel LP/PEB Finance Corp.
6.375%, 10/15/29 (144A) (a)	317,000	324,464
RHP Hotel Properties LP/RHP Finance Corp.
6.500%, 04/01/32 (144A)	1,585,000	1,643,780
6.500%, 06/15/33 (144A)	1,572,000	1,634,152
RLJ Lodging Trust LP
4.000%, 09/15/29 (144A)	268,000	254,194
SBA Communications Corp.
3.125%, 02/01/29	677,000	647,581
Service Properties Trust
Zero Coupon, 09/30/28 (144A) †	727,000	656,958
8.625%, 11/15/31 (144A) †	4,612,000	4,844,288
8.875%, 06/15/32 † (a)	1,237,000	1,220,242
Starwood Property Trust, Inc.
6.000%, 04/15/30 (144A)	230,000	236,072
6.500%, 07/01/30 (144A) (a)	755,000	787,547
6.500%, 10/15/30 (144A) (a)	597,000	622,429
Unibail-Rodamco-Westfield SE
4.750%, 5Y EUR Swap + 2.432%, 06/11/31 (EUR) (b)	100,000	119,641
XHR LP
6.625%, 05/15/30 (144A)	297,000	306,529
		24,896,686
Retail — 2.4%
1011778 BC ULC/New Red Finance, Inc.
4.375%, 01/15/28 (144A) (a)	571,000	567,400
Advance Auto Parts, Inc.
7.000%, 08/01/30 (144A) (a)	468,000	470,478
Afflelou SAS
6.000%, 07/25/29 (EUR)	104,000	127,146
Asbury Automotive Group, Inc.
4.750%, 03/01/30	57,000	56,190
5.000%, 02/15/32 (144A)	124,000	120,503
B&M European Value Retail SA
6.500%, 11/27/31 (GBP)	100,000	132,654
Boots Group Finco LP
5.375%, 08/31/32 (144A) (EUR)	1,005,000	1,220,444
7.375%, 08/31/32 (144A) (GBP)	440,000	613,366
Carvana Co.
9.000%, 13.000% PIK, 06/01/30 (144A) (c)	1,875,218	1,965,482
9.000%, 14.000% PIK, 06/01/31 (144A) (c)	3,853,395	4,348,282
CD&R Firefly Bidco PLC
8.625%, 04/30/29 (GBP)	200,000	282,070
Cougar JV Subsidiary LLC
8.000%, 05/15/32 (144A)	537,000	574,091
Duomo Bidco SpA
5.310%, 3M EURIBOR + 3.250%, 01/15/32 (EUR) (b)	100,000	118,420
EG Global Finance PLC
12.000%, 11/30/28 (144A)	1,206,000	1,310,780
See accompanying notes to financial statements.
BHFTI-99

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Retail—(Continued)
Ferrellgas LP/Ferrellgas Finance Corp.
9.250%, 01/15/31 (144A)	465,000	$478,921
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.
4.625%, 01/15/29 (144A)	907,000	880,908
6.750%, 01/15/30 (144A) (a)	364,000	346,082
Global Auto Holdings Ltd./AAG FH U.K. Ltd.
11.500%, 08/15/29 (144A)	320,000	335,102
Group 1 Automotive, Inc.
6.375%, 01/15/30 (144A)	366,000	376,611
Ken Garff Automotive LLC
4.875%, 09/15/28 (144A)	144,000	143,572
LCM Investments Holdings II LLC
4.875%, 05/01/29 (144A)	236,000	232,510
8.250%, 08/01/31 (144A)	621,000	656,828
Lithia Motors, Inc.
5.500%, 10/01/30 (144A)	481,000	482,910
PetSmart LLC/PetSmart Finance Corp.
7.500%, 09/15/32 (144A)	250,000	254,421
QXO Building Products, Inc.
6.750%, 04/30/32 (144A)	3,080,000	3,216,809
Staples, Inc.
10.750%, 09/01/29 (144A)	504,000	501,067
Stonegate Pub Co. Financing PLC
10.750%, 07/31/29 (GBP)	100,000	133,117
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.000%, 06/01/31 (144A)	161,000	154,564
White Cap Supply Holdings LLC
7.375%, 11/15/30 (144A) (a)	5,277,000	5,458,652
		25,559,380
Savings & Loans — 0.0%
Nationwide Building Society
7.500%, 5Y UKG + 3.852%, 12/20/30 (GBP) (b)	200,000	280,602
Semiconductors — 0.1%
Amkor Technology, Inc.
5.875%, 10/01/33 (144A) (a)	211,000	215,353
Kioxia Holdings Corp.
6.625%, 07/24/33 (144A)	400,000	415,950
		631,303
Software — 4.0%
AthenaHealth Group, Inc.
6.500%, 02/15/30 (144A) (a)	9,539,000	9,510,292
Camelot Finance SA
4.500%, 11/01/26 (144A)	107,000	106,271
Capstone Borrower, Inc.
8.000%, 06/15/30 (144A)	1,965,000	2,023,898
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.
8.000%, 06/15/29 (144A)	345,000	299,847
Central Parent, Inc./CDK Global, Inc.
7.250%, 06/15/29 (144A)	874,000	740,987
Cloud Software Group, Inc.
6.500%, 03/31/29 (144A)	4,102,000	4,155,687
8.250%, 06/30/32 (144A) (a)	2,083,000	2,176,819
Security Description	Principal Amount*	Value
Software—(Continued)
Cloud Software Group, Inc.
9.000%, 09/30/29 (144A)	7,012,000	$7,303,071
CoreLogic, Inc.
4.500%, 05/01/28 (144A)	2,934,000	2,874,338
CoreWeave, Inc.
9.250%, 06/01/30 (144A) (a)	937,000	871,197
Elastic NV
4.125%, 07/15/29 (144A) (a)	637,000	616,913
Electronic Arts, Inc.
2.950%, 02/15/51 (a)	440,000	405,860
Ellucian Holdings, Inc.
6.500%, 12/01/29 (144A)	1,476,000	1,505,005
Fair Isaac Corp.
4.000%, 06/15/28 (144A)	533,000	525,672
6.000%, 05/15/33 (144A)	2,994,000	3,075,278
IPD 3 BV
5.500%, 06/15/31 (EUR)	100,000	118,867
Playtika Holding Corp.
4.250%, 03/15/29 (144A)	215,000	192,804
SS&C Technologies, Inc.
6.500%, 06/01/32 (144A)	1,270,000	1,321,326
TeamSystem SpA
5.526%, 3M EURIBOR + 3.500%, 07/31/31 (EUR) (b)	100,000	118,325
Twilio, Inc.
3.625%, 03/15/29	187,000	180,637
3.875%, 03/15/31 (a)	350,000	334,503
UKG, Inc.
6.875%, 02/01/31 (144A)	4,224,000	4,338,948
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.
3.875%, 02/01/29 (144A) (a)	564,000	532,246
		43,328,791
Telecommunications — 7.2%
Altice France SA
4.750%, 10/15/30 (EUR)	131,687	145,515
5.625%, 07/15/32 (EUR)	32,000	35,782
6.500%, 10/15/31 (144A)	566,540	537,964
6.500%, 04/15/32 (144A) (a)	2,742,777	2,629,451
6.875%, 10/15/30 (144A)	180,950	175,484
6.875%, 07/15/32 (144A)	1,450,981	1,391,403
APLD ComputeCo LLC
9.250%, 12/15/30 (144A)	564,000	553,228
British Telecommunications PLC
8.375%, 5Y UKG + 3.820%, 12/20/83 (GBP) (b)	100,000	144,699
Cipher Compute LLC
7.125%, 11/15/30 (144A) (a)	1,747,000	1,779,290
CommScope LLC
4.750%, 09/01/29 (144A)	2,148,000	2,144,971
Connect Finco SARL/Connect U.S. Finco LLC
9.000%, 09/15/29 (144A)	400,000	424,296
Digicel International Finance Ltd./Difl U.S. LLC
8.625%, 08/01/32 (144A)	2,817,000	2,922,489
EchoStar Corp.
6.750%, 6.750% PIK, 11/30/30 (c)	6,365,841	6,521,604
10.750%, 11/30/29 (a)	3,434,551	3,797,931
See accompanying notes to financial statements.
BHFTI-100

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Telecommunications—(Continued)
eircom Finance DAC
5.000%, 04/30/31 (EUR)	103,000	$123,105
Eutelsat SA
1.500%, 10/13/28 (EUR)	100,000	112,347
9.750%, 04/13/29 (EUR)	100,000	125,327
Fibercop SpA
4.750%, 06/30/30 (EUR)	100,000	119,416
5.125%, 06/30/32 (EUR)	100,000	119,440
6.000%, 09/30/34 (144A)	1,632,000	1,546,066
7.200%, 07/18/36 (144A)	1,000,000	995,250
Flash Compute LLC
7.250%, 12/31/30 (144A)	1,556,000	1,541,627
Frontier Communications Holdings LLC
5.000%, 05/01/28 (144A)	1,753,000	1,756,015
5.875%, 10/15/27 (144A)	734,000	736,370
5.875%, 11/01/29	483,945	489,814
6.000%, 01/15/30 (144A) (a)	635,000	645,768
6.750%, 05/01/29 (144A)	300,000	302,272
8.625%, 03/15/31 (144A)	872,000	917,504
8.750%, 05/15/30 (144A)	2,917,000	3,046,108
Iliad Holding SAS
5.375%, 04/15/30 (EUR)	100,000	121,320
6.875%, 04/15/31 (EUR)	100,000	125,359
7.000%, 10/15/28 (144A)	310,000	313,855
7.000%, 04/15/32 (144A)	972,000	1,001,795
8.500%, 04/15/31 (144A)	1,300,000	1,399,124
Level 3 Financing, Inc.
3.625%, 01/15/29 (144A)	168,000	155,049
4.875%, 06/15/29 (144A)	2,557,000	2,486,683
6.875%, 06/30/33 (144A)	6,594,266	6,747,767
7.000%, 03/31/34 (144A)	5,969,387	6,151,883
8.500%, 01/15/36 (144A)	3,665,000	3,752,896
Lorca Telecom Bondco SA
4.000%, 09/18/27 (EUR)	14,894	17,498
Lumen Technologies, Inc.
4.125%, 04/15/30 (144A)	509,141	505,541
10.000%, 10/15/32 (144A)	567,420	570,257
Sable International Finance Ltd.
7.125%, 10/15/32 (144A)	1,465,000	1,482,458
SoftBank Group Corp.
3.875%, 07/06/32 (EUR)	200,000	219,741
5.250%, 10/10/29 (EUR)	100,000	119,305
5.375%, 01/08/29 (EUR)	100,000	120,297
Telecom Italia Capital SA
7.721%, 06/04/38	1,033,000	1,144,271
Telefonica Europe BV
5.752%, 8Y EUR Swap + 3.121%, 01/15/32 (EUR) (b)	100,000	124,399
6.750%, 8Y EUR Swap + 3.615%, 06/07/31 (EUR) (b)	100,000	129,850
Viavi Solutions, Inc.
3.750%, 10/01/29 (144A)	467,000	446,977
Vmed O2 U.K. Financing I PLC
4.000%, 01/31/29 (GBP)	100,000	127,589
4.250%, 01/31/31 (144A)	1,613,000	1,471,071
4.750%, 07/15/31 (144A)	600,000	553,928
5.625%, 04/15/32 (EUR)	100,000	118,158
6.750%, 01/15/33 (144A)	697,000	690,752
Security Description	Principal Amount*	Value
Telecommunications—(Continued)
Vmed O2 U.K. Financing I PLC
7.750%, 04/15/32 (144A)	200,000	$208,420
Windstream Services LLC
7.500%, 10/15/33 (144A)	979,000	1,003,581
Windstream Services LLC/Windstream Escrow Finance Corp.
8.250%, 10/01/31 (144A)	4,619,000	4,848,886
WULF Compute LLC
7.750%, 10/15/30 (144A) (a)	2,611,000	2,689,979
Zayo Group Holdings, Inc.
9.250%, 03/09/30 (144A) (a) (c)	2,825,271	2,684,007
13.750%, 6.625% PIK, 09/09/30 (144A) (c)	686,759	630,101
Zegona Finance PLC
6.750%, 07/15/29 (EUR)	202,600	250,205
		78,193,538
Transportation — 0.3%
Edge Finco PLC
8.125%, 08/15/31 (GBP)	140,000	200,510
Genesee & Wyoming, Inc.
6.250%, 04/15/32 (144A)	1,004,000	1,035,378
Mobico Group PLC
4.250%, 5Y UKG + 4.135%, 01/12/26 (GBP) (b)	106,000	84,082
4.875%, 09/26/31 (EUR)	100,000	93,025
Poste Italiane SpA
2.625%, 5Y EUR Swap + 2.677%, 03/24/29 (EUR) (b)	150,000	169,030
Rand Parent LLC
8.500%, 02/15/30 (144A)	631,000	657,409
SGL Group ApS
6.765%, 3M EURIBOR + 4.750%, 04/22/30 (EUR) (b)	100,000	113,384
Stonepeak Nile Parent LLC
7.250%, 03/15/32 (144A) (a)	187,000	197,902
Watco Cos. LLC/Watco Finance Corp.
7.125%, 08/01/32 (144A)	225,000	235,644
		2,786,364
Trucking & Leasing — 1.0%
FTAI Aviation Investors LLC
5.500%, 05/01/28 (144A)	1,001,000	1,001,876
5.875%, 04/15/33 (144A) (a)	4,145,000	4,212,074
7.000%, 05/01/31 (144A)	2,698,000	2,841,232
7.000%, 06/15/32 (144A)	1,210,000	1,272,016
7.875%, 12/01/30 (144A)	831,000	883,689
		10,210,887
Water — 0.0%
Veolia Environnement SA
4.322%, 5Y EUR Swap + 1.837%, 10/24/32 (EUR) (b)	100,000	116,943
Total Corporate Bonds & Notes (Cost $927,929,655)		949,881,563

Floating Rate Loans (h)—6.8%
Advertising — 0.3%
Clear Channel Outdoor Holdings, Inc.
2024 Term Loan, 7.831%, 1M TSFR + 4.000%, 08/23/28	1,439,155	1,445,152
See accompanying notes to financial statements.
BHFTI-101

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (h)—(Continued)
Security Description	Principal Amount*	Value

Advertising—(Continued)
CMG Media Corp.
2024 Term Loan, 7.272%, 3M TSFR + 3.500%, 06/18/29	458,957	$429,878
Neptune Bidco U.S., Inc.
2022 USD Term Loan B, 9.027%, 3M TSFR + 5.000%, 04/11/29	1,070,742	1,060,704
Summer BC Holdco B SARL
2024 USD Term Loan B, 8.932%, 3M TSFR + 5.000%, 02/15/29	226,144	216,674
		3,152,408
Aerospace/Defense — 0.1%
Air Comm Corp. LLC
2025 Delayed Draw Term Loan, 12/11/31 (i)	7,787	7,816
2025 Term Loan, 6.440% - 6.572%, 3M TSFR + 2.750%, 12/11/31 (j)	159,747	160,446
Kaman Corp.
2025 Delayed Draw Term Loan, 6.427%, 3M TSFR + 2.500%, 02/26/32 (i)	58,167	58,472
2025 Term Loan B, 6.322% - 6.544%, 3M TSFR + 2.500%, 02/26/32 (j)	613,781	617,004
Propulsion BC Finco SARL
2025 Repriced Term Loan B, 6.172%, 3M TSFR + 2.500%, 12/01/32	447,531	450,328
		1,294,066
Auto Parts & Equipment — 0.1%
Clarios Global LP
2025 USD Term Loan B, 6.466%, 1M TSFR + 2.750%, 01/28/32	672,315	674,836
Tenneco, Inc.
2022 Term Loan A, 8.739%, 3M TSFR + 4.750%, 11/17/28	79,760	78,389
2022 Term Loan B, 8.772% - 8.989%, 3M TSFR + 5.000%, 11/17/28 (j)	501,169	493,519
		1,246,744
Building Materials — 0.1%
Chamberlain Group, Inc.
2025 Term Loan B, 6.466%, 1M TSFR + 2.750%, 09/08/32	121,170	121,595
CP Atlas Buyer, Inc.
2025 Term Loan, 8.966%, 1M TSFR + 5.250%, 07/08/30	265,335	257,375
Potters Industries LLC
2025 Repriced Term Loan B, 12/09/32 (k)	241,000	242,356
Wilsonart LLC
2024 Term Loan B, 7.922%, 3M TSFR + 4.250%, 08/05/31	448,980	436,446
		1,057,772
Chemicals — 0.2%
Aruba Investments Holdings LLC
2020 2nd Lien Term Loan, 11.566%, 1M TSFR + 7.750%, 11/24/28	237,600	212,652
Discovery Purchaser Corp.
Term Loan, 7.607%, 3M TSFR + 3.750%, 10/04/29	652,904	628,746
Lonza Group AG
USD Term Loan B, 7.697%, 3M TSFR + 3.930%, 07/03/28	831,168	731,255
Security Description	Principal Amount*	Value

Chemicals—(Continued)
Olympus Water U.S. Holding Corp.
2025 USD Term Loan B, 6.922%, 3M TSFR + 3.250%, 11/03/32	574,000	$571,050
Oxea Holding Drei GmbH
2017 USD Term Loan B2, 8.286%, 3M TSFR + 4.250%, 04/08/31 †	92,103	69,077
W.R. Grace & Co.-Conn.
2025 Term Loan B, 6.689%, 3M TSFR + 3.000%, 08/19/32	395,010	395,751
		2,608,531
Commercial Services — 0.5%
AlixPartners LLP
2025 USD Term Loan, 5.716%, 1M TSFR + 2.000%, 08/12/32 †	330,004	330,931
Allied Universal Holdco LLC
2025 USD Term Loan B, 6.966%, 1M TSFR + 3.250%, 08/20/32	1,277,040	1,284,862
Archkey Solutions LLC
2024 Delayed Draw Term Loan B, 11/01/31 (i)	21,031	21,294
2024 Term Loan B, 7.922%, 3M TSFR + 4.250%, 11/01/31	180,906	183,168
Camelot U.S. Acquisition LLC
2025 Incremental Term Loan B, 6.966%, 1M TSFR + 3.250%, 01/31/31	740,000	742,081
Crash Champions LLC
2024 Term Loan B, 8.572%, 3M TSFR + 4.750%, 02/23/29	919,990	875,141
Galaxy U.S. Opco, Inc.
Term Loan, 5.340%, 3M TSFR + 1.500%, 3.750% PIK, 07/31/30 (c)	343,903	332,039
ION Platform Finance U.S., Inc.
USD Term Loan, 7.422%, 3M TSFR + 3.750%, 10/07/32	257,694	242,683
PAREXEL International Corp.
2025 Repriced Term Loan B, 12/12/31 (k)	431,624	433,512
Pye-Barker Fire & Safety LLC
2025 Delayed Draw Term Loan, 12/16/32 (i)	59,930	60,370
2025 Term Loan, 6.205%, 3M TSFR + 2.500%, 12/16/32	401,070	404,016
Vortex Opco LLC
Second Out Term Loan, 12/17/28 (d)	162,834	24,425
Wand NewCo 3, Inc.
2025 Repriced Term Loan B, 6.216%, 1M TSFR + 2.500%, 01/30/31	342,324	343,215
		5,277,737
Computers — 0.6%
Amentum Government Services Holdings LLC
2024 Term Loan B, 5.716%, 1M TSFR + 2.000%, 09/29/31	70,998	71,294
Atlas CC Acquisition Corp.
2025 Second Out Term Loan B, 8.370%, 3M TSFR + 4.250%, 05/25/29 †	422,419	219,130
2025 Second Out Term Loan C, 8.370%, 3M TSFR + 4.250%, 05/25/29 †	61,276	31,787
Clover Holdings 2 LLC
Fixed Term Loan B, 7.750%, 12/09/31	4,276,115	4,265,425
Fortress Intermediate 3, Inc.
2025 Term Loan B, 6.784%, 1M TSFR + 3.000%, 06/27/31	90,404	90,742
See accompanying notes to financial statements.
BHFTI-102

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (h)—(Continued)
Security Description	Principal Amount*	Value

Computers—(Continued)
X Corp.
2025 Fixed Term Loan, 9.500%, 10/26/29 †	1,499,500	$1,497,000
		6,175,378
Cosmetics/Personal Care — 0.0%
ACP Tara Holdings, Inc.
2025 Term Loan B, 6.955%, 3M TSFR + 3.250%, 12/15/32	244,000	245,678
Diversified Financial Services — 0.1%
Orion U.S. Finco, Inc.
1st Lien Term Loan, 7.427%, 3M TSFR + 3.500%, 10/08/32	230,000	231,342
Summit Acquisition, Inc.
2025 Add-on Term Loan, 7.216%, 1M TSFR + 3.500%, 10/16/31	362,352	365,522
		596,864
Electronics — 0.1%
LSF12 Crown U.S. Commercial Bidco LLC
2025 Term Loan B, 7.373%, 1M TSFR + 3.500%, 12/02/31	783,050	789,412
Pinnacle Buyer LLC
Delayed Draw Term Loan, 10/01/32 (i)	63,824	64,203
Term Loan, 6.485%, 3M TSFR + 2.500%, 10/01/32	331,054	332,750
		1,186,365
Engineering & Construction — 0.2%
Brand Industrial Services, Inc.
2024 Term Loan B, 8.354%, 3M TSFR + 4.500%, 08/01/30	2,357,772	2,149,994
Entertainment — 0.1%
City Football Group Ltd.
2024 Term Loan, 6.934%, 3M TSFR + 3.000%, 07/22/30	477,815	478,412
Great Canadian Gaming Corp.
2024 Term Loan B, 8.445%, 3M TSFR + 4.750%, 11/01/29	273,644	269,311
OVG Business Services LLC
2024 Term Loan B, 6.716%, 1M TSFR + 3.000%, 06/25/31	32,447	32,549
		780,272
Healthcare-Products — 0.2%
Bausch & Lomb Corp.
2023 Incremental Term Loan, 7.716%, 1M TSFR + 4.000%, 09/29/28	555,220	556,608
2025 Term Loan B, 7.966%, 1M TSFR + 4.250%, 01/15/31	1,227,753	1,235,043
		1,791,651
Healthcare-Services — 0.3%
LifePoint Health, Inc.
2024 1st Lien Term Loan B, 7.655%, 3M TSFR + 3.750%, 05/19/31	891,437	894,966
2024 Incremental Term Loan B1, 7.335%, 1M TSFR + 3.500%, 05/19/31	403,732	404,925
Quorum Health Corp.
2020 Term Loan, 10.527%, 3M TSFR + 6.500%, 0.750% PIK, 01/28/28 † (c)	672,109	487,279
Star Parent, Inc.
Term Loan B, 7.672%, 3M TSFR + 4.000%, 09/27/30	1,568,630	1,572,195
		3,359,365
Security Description	Principal Amount*	Value

Housewares — 0.1%
Hunter Douglas, Inc.
2025 USD Term Loan B, 6.672%, 3M TSFR + 3.000%, 01/20/32	247,984	$249,767
Springs Windows Fashions LLC
2024 FLFO A1 Term Loan, 8.331%, 1M TSFR + 4.500%, 12/19/29	111,807	111,248
2024 FLFO Delayed Draw Term Loan, 12/19/29 (i)	149,076	148,437
		509,452
Insurance — 0.3%
Ardonagh Midco 3 PLC
2024 USD Term Loan B, 6.422% - 6.950%, 3M TSFR + 2.750%, 6M TSFR + 2.750%, 02/15/31 (j)	472,183	472,183
Asurion LLC
2025 Term Loan B13, 7.966%, 1M TSFR + 4.250%, 09/19/30	457,856	458,333
Hyperion Insurance Group Ltd.
2025 Term Loan B, 6.486%, 3M TSFR + 2.750%, 04/18/30	84,566	84,894
Jones Deslauriers Insurance Management, Inc.
2025 Repriced Term Loan B, 12/10/32 (k)	549,233	550,606
OneDigital Borrower LLC
2025 Repriced Term Loan, 6.716%, 1M TSFR + 3.000%, 07/02/31	101,485	101,739
Truist Insurance Holdings LLC
2nd Lien Term Loan, 8.422%, 3M TSFR + 4.750%, 05/06/32	1,763,106	1,790,288
		3,458,043
Internet — 0.1%
MH Sub I LLC
2023 Term Loan, 7.966%, 1M TSFR + 4.250%, 05/03/28	233,000	217,273
Proofpoint, Inc.
2025 Repriced Term Loan, 6.672%, 3M TSFR + 3.000%, 08/31/28	145,630	146,485
PUG LLC
2024 Extended Term Loan B, 8.466%, 1M TSFR + 4.750%, 03/15/30	476,970	473,790
		837,548
Investment Companies — 0.1%
AAL Delaware Holdco, Inc.
2025 Term Loan, 6.466%, 1M TSFR + 2.750%, 07/30/31	122,382	123,147
Gryphon Acquire Newco LLC
Term Loan B, 6.855%, 6M TSFR + 3.000%, 09/13/32	807,000	813,557
		936,704
Leisure Time — 0.0%
Sabre GLBL, Inc.
2024 Term Loan B1, 9.816%, 1M TSFR + 6.000%, 11/15/29	144,933	130,440
2024 Term Loan B2, 9.816%, 1M TSFR + 6.000%, 11/15/29	71,238	64,114
2025 Term Loan B1, 10.066%, 1M TSFR + 6.250%, 07/30/29	28,226	28,861
See accompanying notes to financial statements.
BHFTI-103

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (h)—(Continued)
Security Description	Principal Amount*	Value

Leisure Time—(Continued)
Sabre Global, Inc.
2025 11th Amendment Term Loan B2, 10.066%, 1M TSFR + 6.250%, 07/30/29	43,509	$44,488
		267,903
Machinery-Diversified — 0.3%
Arcline FM Holdings LLC
2025 1st Lien Term Loan, 06/23/30 (k)	85,000	85,531
GrafTech Finance, Inc.
2024 Delayed Draw Term Loan, 12/21/29 (i)	158,974	162,153
2024 Term Loan, 9.858%, 3M TSFR + 6.000%, 12/21/29	278,204	283,420
Titan Acquisition Ltd.
2024 Term Loan B, 7.466% - 7.590%, 1M TSFR + 3.750%, 6M TSFR + 3.750%, 02/15/29 (j)	2,056,401	2,073,538
2025 Add on Delayed Draw Term Loan, 02/15/29 (i)	308,000	308,770
		2,913,412
Media — 0.5%
Altice France SA
2025 USD Term Loan B14, 10.860%, 3M TSFR + 6.880%, 05/31/31	664,441	664,994
Coral-U.S. Co-Borrower LLC
2025 Term Loan B7, 7.155%, 3M TSFR + 3.250%, 01/31/32	301,119	295,614
CSC Holdings LLC
2019 Term Loan B5, 8.250%, PRIME + 1.500%, 04/15/27	1,019,613	892,671
DirecTV Financing LLC
2025 Term Loan B, 9.340%, 3M TSFR + 5.500%, 02/17/31	1,807,520	1,810,203
Gray Television, Inc.
2021 Term Loan D, 6.987%, 1M TSFR + 3.000%, 12/01/28	307,959	308,729
2024 Term Loan B, 9.123%, 1M TSFR + 5.250%, 06/04/29	2,890	2,895
Radiate Holdco LLC
2025 FLFO Term Loan, 8.945%, 1M TSFR + 5.110%, 1.500% PIK, 09/25/29 (c)	1,273,321	972,499
Versant Media Group, Inc.
Term Loan B, 10/23/30 (k)	312,000	312,585
Virgin Media Bristol LLC
2020 USD Term Loan Q, 7.115%, 1M TSFR + 3.250%, 01/31/29	200,000	200,625
		5,460,815
Oil & Gas — 0.1%
Stakeholder Midstream LLC
Term Loan, 8.042%, 6M TSFR + 4.000%, 01/01/31	676,305	674,614
Oil & Gas Services — 0.0%
Star Holding LLC
2024 1st Lien Term Loan B, 8.216%, 1M TSFR + 4.500%, 07/31/31	211,117	207,950
Packaging & Containers — 0.2%
BradyPlus Holdings LLC
2025 Term Loan B, 12/29/32 (k)	1,071,000	1,061,295
LABL, Inc.
2021 USD 1st Lien Term Loan, 8.940%, 3M TSFR + 5.000%, 10/30/28	1,048,808	674,608
Security Description	Principal Amount*	Value

Packaging & Containers—(Continued)
Mauser Packaging Solutions Holding Co.
2025 Term Loan B, 7.232%, 1M TSFR + 3.500%, 04/15/30	616,000	$605,605
		2,341,508
Pharmaceuticals — 0.1%
Amneal Pharmaceuticals LLC
2025 Term Loan B, 7.216%, 1M TSFR + 3.500%, 08/01/32	1,035,405	1,045,759
Endo Luxembourg Finance Co. I SARL
2024 1st Lien Term Loan, 7.466%, 1M TSFR + 3.750%, 04/23/31	476,308	473,331
		1,519,090
Retail — 0.3%
Boots Group Bidco Ltd.
USD Term Loan, 7.206%, 3M TSFR + 3.500%, 08/30/32	2,224,000	2,238,827
White Cap Buyer LLC
2024 Term Loan B, 6.966%, 1M TSFR + 3.250%, 10/19/29	1,323,209	1,330,050
		3,568,877
Software — 1.1%
Ascend Learning LLC
2025 Repriced Term Loan B, 6.716%, 1M TSFR + 3.000%, 12/11/28	30,654	30,791
Athenahealth Group, Inc.
2022 Term Loan B, 6.466%, 1M TSFR + 2.750%, 02/15/29	1,833,575	1,839,763
Boxer Parent Co., Inc.
2024 2nd Lien Term Loan, 9.466%, 1M TSFR + 5.750%, 07/30/32	558,000	539,052
2025 USD Term Loan B, 6.822%, 3M TSFR + 3.000%, 07/30/31	381,912	381,405
Central Parent, Inc.
2024 Term Loan B, 6.922%, 3M TSFR + 3.250%, 07/06/29	191,200	162,714
CoreLogic, Inc.
2nd Lien Term Loan, 10.331%, 1M TSFR + 6.500%, 06/04/29	524,226	532,089
Term Loan, 7.331%, 1M TSFR + 3.500%, 06/02/28	328,563	329,549
Cotiviti Corp.
2024 Fixed Term Loan B, 7.625%, 05/01/31	5,519,134	5,363,908
Darktrace PLC
1st Lien Term Loan, 7.185%, 3M TSFR + 3.250%, 10/09/31	204,485	205,539
Ellucian Holdings, Inc.
2024 2nd Lien Term Loan, 8.466%, 1M TSFR + 4.750%, 11/22/32	540,000	544,388
Finastra USA, Inc.
2025 2nd Lien Term Loan, 10.723%, 3M TSFR + 7.000%, 09/15/33	449,000	441,086
2025 USD Term Loan, 7.723%, 3M TSFR + 4.000%, 09/15/32	1,345,981	1,319,662
RealPage, Inc.
2024 Incremental Term Loan, 7.422%, 3M TSFR + 3.750%, 04/24/28	396,007	397,639
		12,087,585
Telecommunications — 0.7%
CommScope, Inc.
2024 Term Loan, 8.466%, 1M TSFR + 4.750%, 12/17/29	513,913	515,647
See accompanying notes to financial statements.
BHFTI-104

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (h)—(Continued)
Security Description	Principal Amount*/ Shares	Value

Telecommunications—(Continued)
Delta TopCo, Inc.
2024 2nd Lien Term Loan, 8.940% - 9.093%, 1M TSFR + 5.250%, 3M TSFR + 5.250%, 11/29/30 (j)	159,000	$156,847
Digicel International Finance Ltd.
2025 Term Loan B, 9.023%, 3M TSFR + 5.250%, 08/06/32	788,000	788,000
Frontier Communications Corp.
2025 Term Loan B, 6.236%, 1M TSFR + 2.500%, 07/01/31	199,984	200,359
Level 3 Financing, Inc.
2025 Repriced Term Loan B4, 6.966%, 1M TSFR + 3.250%, 03/29/32	2,397,000	2,406,363
Lumen Technologies, Inc.
2024 Term Loan A, 9.716%, 1M TSFR + 6.000%, 06/01/28	126,030	127,196
Windstream Services LLC
2024 Term Loan B, 8.566%, 1M TSFR + 4.750%, 10/01/31	612,382	616,209
2025 Term Loan B, 7.716%, 1M TSFR + 4.000%, 10/06/32	593,000	595,965
Zayo Group Holdings, Inc.
2025 USD Term Loan, 6.831%, 1M TSFR + 3.000%, 0.500% PIK, 03/11/30 (c)	2,703,196	2,572,621
		7,979,207
Total Floating Rate Loans (Cost $74,804,071)		73,685,533

Common Stocks—0.6%
Diversified Telecommunication Services — 0.0%
Luxco Co. Ltd. (l)	26,586	468,230
Energy Equipment & Services — 0.0%
Nine Energy Service, Inc. (l)	1,095	379
Health Care Providers & Services — 0.0%
Quorum Health † (l)	7,776	3,888
Metals & Mining — 0.2%
Constellium SE (l)	82,377	1,552,807
Oil, Gas & Consumable Fuels — 0.2%
Energy Transfer LP	112,268	1,851,299
Enterprise Products Partners LP	23,116	741,099
		2,592,398
Real Estate Management & Development — 0.0%
ADLER Group SA (f) (g) (l)	66,810	0
Specialized REITs — 0.2%
VICI Properties, Inc.	75,452	2,121,710
Total Common Stocks (Cost $6,499,747)		6,739,412

Convertible Bonds—0.5%
Commercial Services — 0.0%
Worldline SA
Zero Coupon, 07/30/26 (EUR)	6,500	7,440
Security Description	Principal Amount*/ Shares	Value
Energy-Alternate Sources — 0.2%
XPLR Infrastructure LP
2.500%, 06/15/26 (144A)	1,731,000	$1,698,630
Home Builders — 0.1%
Meritage Homes Corp.
1.750%, 05/15/28	1,071,000	1,053,324
Lodging — 0.0%
Wynn Macau Ltd.
4.500%, 03/07/29 (144A)	200,000	204,193
Media — 0.1%
Cable One, Inc.
Zero Coupon, 03/15/26	230,000	226,550
1.125%, 03/15/28	1,081,000	879,718
		1,106,268
Real Estate Investment Trusts — 0.0%
Digital Realty Trust LP
1.875%, 11/15/29 (144A)	216,000	219,024
Semiconductors — 0.1%
ON Semiconductor Corp.
0.500%, 03/01/29	675,000	638,550
Total Convertible Bonds (Cost $5,122,850)		4,927,429

Convertible Preferred Stocks—0.1%
Financial Services — 0.0%
Shift4 Payments, Inc., 6.000%, 05/01/28	3,376	270,114
IT Services — 0.0%
Cohesity Global, Inc. - Series G-1 (l)	902	21,422
Cohesity Global, Inc. - Series G (l)	1,305	30,994
		52,416
Semiconductors & Semiconductor Equipment — 0.1%
Microchip Technology, Inc., 7.500%, 03/15/28	16,100	938,308
Total Convertible Preferred Stocks (Cost $1,186,580)		1,260,838

Escrow Shares—0.0%
Diversified Financial Services — 0.0%
Lehman Brothers Holdings, Inc. (l) (Cost $0)	2,229,000	223
See accompanying notes to financial statements.
BHFTI-105

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Short-Term Investments—2.8%

Security Description	Principal Amount*	Value

Repurchase Agreement—2.8%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $29,982,336; collateralized by U.S. Treasury Note at 4.500%, maturing 05/15/27, with a market value of $30,577,824	29,978,173	$29,978,173
Total Short-Term Investments (Cost $29,978,173)		29,978,173

Securities Lending Reinvestments (m)—6.8%
Certificates of Deposit—0.5%
Bank of Montreal
4.120%, SOFR + 0.350%, 05/14/26 (b)	3,000,000	3,000,075
Bank of Nova Scotia
4.040%, SOFR + 0.330%, 07/22/26 (b)	1,000,000	1,000,088
Commonwealth Bank of Australia
4.090%, SOFR + 0.380%, 04/13/26 (b)	1,000,000	1,000,343
		5,000,506
Commercial Paper—0.1%
Ionic Funding LLC
4.110%, 01/05/26	1,500,000	1,499,184
Repurchase Agreements—6.2%
Bank of Montreal
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $3,000,628; collateralized by various Common Stock with an aggregate market value of $3,337,872	3,000,000	3,000,000
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $4,000,838; collateralized by various Common Stock with an aggregate market value of $4,454,703	4,000,000	4,000,000
Repurchase Agreement dated 12/31/25 at 3.850%, due on 01/02/26 with a maturity value of $5,001,069; collateralized by various Common Stock with an aggregate market value of $5,568,379	5,000,000	5,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/31/25 at 3.970%, due on 04/02/26 with a maturity value of $1,515,218; collateralized by various Common Stock with an aggregate market value of $1,670,728	1,500,000	1,500,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $4,193,432; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $4,277,300	4,192,540	4,192,540
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $7,001,521; collateralized by various Common Stock with an aggregate market value of $7,778,636	7,000,000	7,000,000
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $10,002,217; collateralized by various Common Stock with an aggregate market value of $11,129,584	10,000,000	$10,000,000
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $10,002,144; collateralized by various Common Stock with an aggregate market value of $11,148,772	10,000,000	10,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $4,000,858; collateralized by various Common Stock with an aggregate market value of $4,451,075	4,000,000	4,000,000
Repurchase Agreement dated 12/31/25 at 3.880%, due on 01/07/26 with a maturity value of $8,006,036; collateralized by various Common Stock with an aggregate market value of $8,897,484	8,000,000	8,000,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/25 at 3.910%, due on 02/04/26 with a maturity value of $5,019,007; collateralized by various Common Stock with an aggregate market value of $5,556,159	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $100,020; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $102,000	100,000	100,000
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $5,001,039; collateralized by various Common Stock with an aggregate market value of $5,501,143	5,000,000	5,000,000
		66,792,540
Total Securities Lending Reinvestments (Cost $73,292,026)		73,292,230
Total Investments—105.5% (Cost $1,118,813,102)		1,139,765,401
Unfunded Loan Commitments—(0.1)% (Cost $(821,230))		(821,230)
Net Investments—105.4% (Cost $1,117,991,872)		1,138,944,171
Other assets and liabilities (net)—(5.4)%		(58,130,550)
Net Assets—100.0%		$1,080,813,621

*	Principal amount stated in U.S. dollars unless otherwise noted.
†
Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2025, the market value of restricted securities was
$28,785,421, which is 2.7% of net assets. See  details shown in the Restricted Securities table that follows.

(a)	All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $90,111,904 and the collateral received consisted of cash in the
See accompanying notes to financial statements.
BHFTI-106

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025

amount of $73,277,470 and non-cash collateral with a value of $20,198,255. The cash collateral investments are disclosed in the Schedule of Investments and categorized as
Securities Lending Reinvestments. The non-cash collateral received consists of U.S.
government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(b)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(c)	Payment-in kind security for which part of the income earned may be paid as additional principal.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2025, these securities represent 0.0% of net assets.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)	Floating rate loans ("Senior Loans") often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.

(i)
Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

(j)	The stated interest rates represent the range of rates applicable to the underlying contracts within the loan tranche as of December 31, 2025.
(k)	This loan will settle after December 31, 2025, at which time the interest rate will be determined.
(l)	Non-income producing security.
(m)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$838,073,965, which is 77.5% of net assets.

Restricted Securities	Acquisition Date	Shares/ Principal Amount		Cost	Value
1261229 BC Ltd., 10.000%, 04/15/32	03/25/25-12/26/25	USD	11,627,000	$11,737,824	$12,092,276
AlixPartners LLP, 5.716%, 08/12/32	07/31/25	USD	330,004	329,221	330,931
Atlas CC Acquisition Corp., 8.370%, 05/25/29	07/25/25	USD	422,419	317,369	219,130
Atlas CC Acquisition Corp., 8.370%, 05/25/29	07/25/25-10/27/25	USD	61,276	46,117	31,787
Bausch Health Cos., Inc., 4.875%, 06/01/28	10/22/25	USD	118,000	107,542	105,610
Bausch Health Cos., Inc., 11.000%, 09/30/28	02/20/25-10/24/25	USD	1,600,000	1,629,162	1,657,344
Diversified Healthcare Trust, 7.250%, 10/15/30	09/15/25	USD	370,000	370,000	378,321
Dream Finders Homes, Inc., 8.250%, 08/15/28	08/08/23	USD	277,000	277,000	285,078
Goat Holdco LLC, 6.750%, 02/01/32	12/10/24	USD	673,000	673,444	691,215
Lightning Power LLC, 7.250%, 08/15/32	08/07/24	USD	237,000	237,000	252,014
Oxea Holding Drei GmbH, 8.286%, 04/08/31	05/16/25	USD	92,103	87,850	69,077
Quorum Health	01/08/25		7,776	0	3,888
Quorum Health Corp., 10.527%, 01/28/28	07/07/20-10/10/25	USD	672,109	654,428	487,279
Service Properties Trust, Zero Coupon, 09/30/28	09/15/25	USD	727,000	639,479	656,958
Service Properties Trust, 8.625%, 11/15/31	11/08/23-05/09/25	USD	4,612,000	4,693,316	4,844,288
Service Properties Trust, 8.875%, 06/15/32	05/17/24-05/21/24	USD	1,237,000	1,204,069	1,220,242
VoltaGrid LLC, 7.375%, 11/01/30	10/28/25-11/10/25	USD	4,000,000	4,012,337	3,962,983
X Corp., 9.500%, 10/26/29	02/13/25-04/28/25	USD	1,499,500	1,501,756	1,497,000
					$28,785,421
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$603,958,268	$0	$536,857,402
See accompanying notes to financial statements.
BHFTI-107

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(73,277,470)	$—	$—	$—	$(73,277,470)
Gross amount of recognized liabilities for securities lending transactions					$(73,277,470)
Investments in Derivative Instruments
Forward Foreign Currency Exchange Contracts
Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	31,057,000	BNP	03/18/26	USD	36,692,603	$71,347
EUR	681,684	JPMC	03/18/26	USD	806,401	2,584
EUR	102,000	NWM	03/18/26	USD	120,444	170
EUR	664,000	NWM	03/18/26	USD	783,758	794
GBP	2,864,000	BNY	03/18/26	USD	3,833,167	(26,656)
GBP	127,751	SCB	03/18/26	USD	172,495	325
Net Unrealized Appreciation						$48,564
Futures Contracts
Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/20/26	(74)	USD	(8,553,938)	$55,863
U.S. Treasury Note Ultra 10 Year Futures	03/20/26	(116)	USD	(13,341,812)	18,838
Net Unrealized Appreciation					$74,701
Centrally Cleared Credit Default Swap Contracts on Credit Indices—Sell Protection (a)
Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.45.V2	5.000%	Quarterly	12/20/30	3.155%	USD	26,859,296	$2,052,184	$1,883,163	$169,021
OTC Credit Default Swap Contracts on Corporate Issues—Sell Protection (a)
Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ADLER Real Estate AG	5.000%	Quarterly	12/21/27	BBP	2.363%	EUR	1,762	$102	$(122)	$224
ADLER Real Estate AG	5.000%	Quarterly	12/21/27	BBP	2.363%	EUR	4,952	287	(344)	631
ADLER Real Estate AG	5.000%	Quarterly	12/21/27	CBNA	2.363%	EUR	1,437	83	(103)	186
ADLER Real Estate AG	5.000%	Quarterly	12/21/27	JPMC	2.363%	EUR	1,849	107	(138)	245
CMA CGM SA	5.000%	Quarterly	06/22/27	MSIP	0.925%	EUR	77,000	5,351	5,501	(150)
Forvia SE	5.000%	Quarterly	12/20/30	JPMC	2.433%	EUR	55,000	7,418	5,294	2,124
Zegona Finance PLC	5.000%	Quarterly	06/20/30	DBAG	1.129%	EUR	20,668	3,924	2,564	1,360
Totals								$17,272	$12,652	$4,620
See accompanying notes to financial statements.
BHFTI-108

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
OTC Total Return Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M SOFR	Quarterly	06/20/26	MSIP	iBoxx USD Liquid High Yield Index	USD	6,034,000	$167,979	$22	$167,957
Pay	3M SOFR	Quarterly	06/20/26	MSIP	iBoxx USD Liquid High Yield Index	USD	3,012,000	67,113	6	67,107
Pay	3M SOFR	Quarterly	06/20/26	MSIP	iBoxx USD Liquid High Yield Index	USD	1,505,000	29,148	9	29,139
Pay	3M SOFR	Quarterly	06/20/26	MSIP	iBoxx USD Liquid High Yield Index	USD	5,940,000	129,357	2	129,355
Pay	3M SOFR	Quarterly	09/20/26	MSIP	iBoxx USD Liquid High Yield Index	USD	5,418,622	40,807	—	40,807
Pay	3M SOFR	Quarterly	09/20/26	MSIP	iBoxx USD Liquid High Yield Index	USD	6,348,378	36,845	—	36,845
Pay	3M SOFR	Quarterly	06/20/26	MSIP	iBoxx USD Liquid Leveraged Loans Total Return Index	USD	8,639,000	169,373	17	169,356
Totals								$640,622	$56	$640,566

(a)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)
The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

Securities in the amount of $10,454 have been received at the custodian bank as collateral for OTC derivative contracts.
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	OTC swap contracts at market value (a)	$657,894
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	169,021
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	75,220	Unrealized depreciation on forward foreign currency exchange contracts	$26,656
Interest Rate	Unrealized appreciation on futures contracts (c) (d)	74,701
Total		$976,836		$26,656

(a)	Excludes OTC swap interest receivable of $266 and OTC swap interest payable of $29,749.
(b)
Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and
Liabilities.

(c)	Financial instrument not subject to a master netting agreement.
(d)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2025.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank PLC	$389	$—	$—	$389
BNP Paribas SA	71,347	—	—	71,347
See accompanying notes to financial statements.
BHFTI-109

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank NA	$83	$—	$(83)	$—
Deutsche Bank AG	3,924	—	—	3,924
JPMorgan Chase Bank NA	10,109	—	(10,109)	—
Morgan Stanley & Co. International PLC	645,973	—	(640,000)	5,973
NatWest Markets PLC	964	—	—	964
Standard Chartered Bank	325	—	—	325
	$733,114	$—	$(650,192)	$82,922
The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2025.
Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of New York Mellon	$26,656	$—	$—	$26,656

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(2,627,078)	$(2,627,078)
Futures contracts	301,819	—	—	301,819
Swap contracts	—	2,487,229	—	2,487,229
	$301,819	$2,487,229	$(2,627,078)	$161,970

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(423,597)	$(423,597)
Futures contracts	128,772	—	—	128,772
Swap contracts	—	(23,951)	—	(23,951)
	$128,772	$(23,951)	$(423,597)	$(318,776)
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$37,047,508
Futures contracts long	10,782,734
Futures contracts short	(17,974,676)
Swap contracts	67,665,710

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
See accompanying notes to financial statements.
BHFTI-110

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$15,208,873	$—	$15,208,873
Aerospace/Defense	—	26,364,300	—	26,364,300
Agriculture	—	306,222	—	306,222
Airlines	—	2,287,904	—	2,287,904
Apparel	—	4,544,671	—	4,544,671
Auto Manufacturers	—	6,838,792	—	6,838,792
Auto Parts & Equipment	—	12,687,362	—	12,687,362
Banks	—	29,196,612	—	29,196,612
Biotechnology	—	1,752,267	—	1,752,267
Building Materials	—	19,482,765	—	19,482,765
Chemicals	—	32,690,816	—	32,690,816
Commercial Services	—	68,933,901	—	68,933,901
Computers	—	6,555,917	—	6,555,917
Cosmetics/Personal Care	—	1,353,559	—	1,353,559
Distribution/Wholesale	—	2,075,033	—	2,075,033
Diversified Financial Services	—	40,480,485	—	40,480,485
Electric	—	32,610,673	—	32,610,673
Electrical Components & Equipment	—	566,055	—	566,055
Electronics	—	3,221,245	—	3,221,245
Engineering & Construction	—	6,312,296	—	6,312,296
Entertainment	—	25,701,105	—	25,701,105
Environmental Control	—	10,143,969	—	10,143,969
Food	—	17,474,748	—	17,474,748
Food Service	—	235,965	—	235,965
Forest Products & Paper	—	574,969	—	574,969
Gas	—	9,640,025	—	9,640,025
Hand/Machine Tools	—	355,411	—	355,411
Healthcare-Products	—	10,614,505	—	10,614,505
Healthcare-Services	—	26,635,492	—	26,635,492
Holding Companies-Diversified	—	444,691	—	444,691
Home Builders	—	7,864,634	—	7,864,634
Home Furnishings	—	440,426	—	440,426
Housewares	—	1,165,097	—	1,165,097
Insurance	—	63,388,689	—	63,388,689
Internet	—	33,034,932	—	33,034,932
Investment Companies	—	6,878,580	—	6,878,580
Iron/Steel	—	8,034,266	—	8,034,266
IT Services	—	427,678	—	427,678
Leisure Time	—	12,975,363	—	12,975,363
Lodging	—	9,856,019	—	9,856,019
Machinery-Construction & Mining	—	982,807	—	982,807
Machinery-Diversified	—	7,544,203	—	7,544,203
Media	—	45,133,624	—	45,133,624
Metal Fabricate/Hardware	—	1,492,866	—	1,492,866
Mining	—	22,712,805	—	22,712,805
Miscellaneous Manufacturing	—	1,223,871	—	1,223,871
Office/Business Equipment	—	355,601	—	355,601
Oil & Gas	—	31,279,711	—	31,279,711
Oil & Gas Services	—	11,271,014	—	11,271,014
Packaging & Containers	—	29,019,468	—	29,019,468
Pharmaceuticals	—	18,279,731	—	18,279,731
Pipelines	—	30,916,380	—	30,916,380
Real Estate	—	4,308,676	0	4,308,676
Real Estate Investment Trusts	—	24,896,686	—	24,896,686
Retail	—	25,559,380	—	25,559,380
Savings & Loans	—	280,602	—	280,602
Semiconductors	—	631,303	—	631,303
Software	—	43,328,791	—	43,328,791
Telecommunications	—	78,193,538	—	78,193,538
Transportation	—	2,786,364	—	2,786,364
Trucking & Leasing	—	10,210,887	—	10,210,887
See accompanying notes to financial statements.
BHFTI-111

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Water	$—	$116,943	$—	$116,943
Total Corporate Bonds & Notes	—	949,881,563	0	949,881,563
Total Floating Rate Loans (Less Unfunded Loan Commitments of $821,230)*	—	72,864,303	—	72,864,303
Common Stocks
Diversified Telecommunication Services	—	468,230	—	468,230
Energy Equipment & Services	379	—	—	379
Health Care Providers & Services	—	3,888	—	3,888
Metals & Mining	1,552,807	—	—	1,552,807
Oil, Gas & Consumable Fuels	2,592,398	—	—	2,592,398
Real Estate Management & Development	—	—	0	0
Specialized REITs	2,121,710	—	—	2,121,710
Total Common Stocks	6,267,294	472,118	0	6,739,412
Total Convertible Bonds*	—	4,927,429	—	4,927,429
Convertible Preferred Stocks
Financial Services	270,114	—	—	270,114
IT Services	—	52,416	—	52,416
Semiconductors & Semiconductor Equipment	938,308	—	—	938,308
Total Convertible Preferred Stocks	1,208,422	52,416	—	1,260,838
Total Escrow Shares*	—	223	—	223
Total Short-Term Investments*	—	29,978,173	—	29,978,173
Total Securities Lending Reinvestments*	—	73,292,230	—	73,292,230
Total Net Investments	$7,475,716	$1,131,468,455	$0	$1,138,944,171
Collateral for Securities Loaned (Liability)	$—	$(73,277,470)	$—	$(73,277,470)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$75,220	$—	$75,220
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(26,656)	—	(26,656)
Total Forward Contracts	$—	$48,564	$—	$48,564
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$74,701	$—	$—	$74,701
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$169,021	$—	$169,021
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$657,894	$—	$657,894

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2025 is not presented.
See accompanying notes to financial statements.
BHFTI-112

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b) (c)	$1,138,944,171
Cash	499,910
Cash denominated in foreign currencies (d)	451,932
Cash collateral (e)	2,701,600
OTC swap contracts at market value (f)	657,894
Unrealized appreciation on forward foreign currency exchange contracts	75,220
Receivable for:
Investments sold	575,966
Fund shares sold	41,351
Dividends and interest	17,349,244
Interest on OTC swap contracts	266
Variation margin on futures contracts	44,337
Prepaid expenses	3,640
Total Assets	1,161,345,531
Liabilities
Cash collateral for OTC derivative contracts	650,000
Unrealized depreciation on forward foreign currency exchange contracts	26,656
Collateral for securities loaned	73,277,470
Payable for:
Investments purchased	4,847,456
Fund shares redeemed	290,051
Variation margin on centrally cleared swap contracts	9,187
Interest on OTC swap contracts	29,749
Accrued Expenses:
Management fees	521,780
Distribution and service fees	159,163
Deferred trustees’ fees	250,955
Other expenses	469,443
Total Liabilities	80,531,910
Net Assets	$1,080,813,621
Net Assets Consist of:
Paid in surplus	$1,076,590,625
Distributable earnings (Accumulated losses)	4,222,996
Net Assets	$1,080,813,621
Net Assets
Class A	$324,454,841
Class B	756,358,780
Capital Shares Outstanding*
Class A	42,529,671
Class B	101,285,754
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.63
Class B	7.47

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,117,991,872.
(b)	Investments at value is net of unfunded loan commitments of $821,230.
(c)	Includes securities loaned at value of $90,111,904.
(d)	Identified cost of cash denominated in foreign currencies was $451,716.
(e)	Includes collateral of $569,600 for futures contracts and $2,132,000 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $12,708.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends	$429,619
Interest	73,039,024
Securities lending income	378,428
Total investment income	73,847,071
Expenses
Management fees	6,088,580
Administration fees	71,806
Custodian and accounting fees	179,166
Distribution and service fees—Class B	1,762,373
Audit and tax services	96,451
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	41,686
Insurance	8,369
Miscellaneous	23,464
Total expenses	8,382,480
Less management fee waiver	(257,382)
Net expenses	8,125,098
Net Investment Income	65,721,973
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	6,535,479
Futures contracts	301,819
Swap contracts	2,487,229
Foreign currency transactions	(31,995)
Forward foreign currency transactions	(2,627,078)
Net realized gain (loss)	6,665,454
Net change in unrealized appreciation (depreciation) on:
Investments	14,552,187
Futures contracts	128,772
Swap contracts	(23,951)
Foreign currency transactions	24,170
Forward foreign currency transactions	(423,597)
Net change in unrealized appreciation (depreciation)	14,257,581
Net realized and unrealized gain (loss)	20,923,035
Net Increase (Decrease) in Net Assets From Operations	$86,645,008
See accompanying notes to financial statements.
BHFTI-113

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$65,721,973	$64,337,806
Net realized gain (loss)	6,665,454	35,797
Net change in unrealized appreciation (depreciation)	14,257,581	12,182,657
Increase (decrease) in net assets from operations	86,645,008	76,556,260
From Distributions to Shareholders
Class A	(21,346,412)	(20,034,343)
Class B	(45,797,990)	(38,061,436)
Total distributions	(67,144,402)	(58,095,779)
Increase (decrease) in net assets from capital share transactions	78,509,711	39,515,606
Total increase (decrease) in net assets	98,010,317	57,976,087
Net Assets
Beginning of period	982,803,304	924,827,217
End of period	$1,080,813,621	$982,803,304

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	5,508,542	$41,645,669	1,118,193	$8,289,938
Reinvestments	2,952,478	21,346,412	2,805,930	20,034,343
Redemptions	(5,764,190)	(43,270,035)	(8,628,527)	(64,079,634)
Net increase (decrease)	2,696,830	$19,722,046	(4,704,404)	$(35,755,353)
Class B
Sales	13,292,826	$97,643,726	14,427,100	$105,021,327
Reinvestments	6,459,519	45,797,990	5,429,591	38,061,436
Redemptions	(11,503,297)	(84,654,051)	(9,339,623)	(67,811,804)
Net increase (decrease)	8,249,048	$58,787,665	10,517,068	$75,270,959
Increase (decrease) derived from capital shares transactions		$78,509,711		$39,515,606
See accompanying notes to financial statements.
BHFTI-114

Brighthouse Funds Trust I
BlackRock High Yield Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$7.50	$7.37	$6.87	$8.08	$7.98
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.50	0.51	0.46	0.38	0.36
Net realized and unrealized gain (loss)	0.16	0.09	0.43	(1.21)	0.08
Total income (loss) from investment operations	0.66	0.60	0.89	(0.83)	0.44
Less Distributions
Distributions from net investment income	(0.53)	(0.47)	(0.39)	(0.38)	(0.34)
Total distributions	(0.53)	(0.47)	(0.39)	(0.38)	(0.34)
Net Asset Value, End of Period	$7.63	$7.50	$7.37	$6.87	$8.08
Total Return (%) (b)	9.15	8.42	13.41	(10.17)	5.54
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.66	0.67	0.66	0.66
Net ratio of expenses to average net assets (%) (c)	0.63	0.63	0.65	0.64	0.64
Ratio of net investment income (loss) to average net assets (%)	6.65	6.85	6.49	5.18	4.42
Portfolio turnover rate (%)	54	63	56	42	48
Net assets, end of period (in millions)	$324.5	$298.8	$328.1	$296.0	$392.0

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$7.35	$7.23	$6.75	$7.94	$7.86
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.47	0.48	0.43	0.35	0.33
Net realized and unrealized gain (loss)	0.16	0.09	0.42	(1.17)	0.07
Total income (loss) from investment operations	0.63	0.57	0.85	(0.82)	0.40
Less Distributions
Distributions from net investment income	(0.51)	(0.45)	(0.37)	(0.37)	(0.32)
Total distributions	(0.51)	(0.45)	(0.37)	(0.37)	(0.32)
Net Asset Value, End of Period	$7.47	$7.35	$7.23	$6.75	$7.94
Total Return (%) (b)	8.93	8.19	13.07	(10.33)	5.18
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.91	0.92	0.91	0.91
Net ratio of expenses to average net assets (%) (c)	0.88	0.88	0.90	0.89	0.89
Ratio of net investment income (loss) to average net assets (%)	6.40	6.60	6.24	4.96	4.17
Portfolio turnover rate (%)	54	63	56	42	48
Net assets, end of period (in millions)	$756.4	$684.1	$596.7	$525.7	$612.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTI-115

Brighthouse Funds Trust I
Brighthouse Asset Allocation 100 Portfolio
Schedule of Investments as of December 31, 2025
Investment Companies—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Mutual Funds — 100.0%
Allspring Mid Cap Value Portfolio (Class A) (a)	1,723,426	$17,423,834
Baillie Gifford International Stock Portfolio (Class A) (b)	6,816,631	79,004,757
BlackRock Capital Appreciation Portfolio (Class A) (b)	1,761,688	78,201,343
Brighthouse Small Cap Value Portfolio (Class A) (a)	3,801,579	43,185,935
Brighthouse/Artisan International Portfolio (Class A) (a)	5,945,292	75,505,206
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	52,162	8,719,909
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	7,209,611	88,966,597
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	3,220,735	88,183,729
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	5,076,475	74,827,238
CBRE Global Real Estate Portfolio (Class A) (a)	4,868,239	51,700,695
Frontier Mid Cap Growth Portfolio (Class A) (b)	585,641	17,264,706
Harris Oakmark International Portfolio (Class A) (a)	6,372,849	97,823,236
Invesco Comstock Portfolio (Class A) (a)	8,049,277	106,330,949
Invesco Global Equity Portfolio (Class A) (a)	1,759,037	44,063,884
Invesco Small Cap Growth Portfolio (Class A) (a) (c)	2,195,664	22,285,993
Jennison Growth Portfolio (Class A) (b)	6,621,875	103,897,215
JPMorgan Small Cap Value Portfolio (Class A) (a)	2,610,442	31,273,099
Loomis Sayles Growth Portfolio (Class A) (a)	5,673,057	109,376,529
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	3,482,529	38,934,672
MFS Research International Portfolio (Class A) (a)	4,589,064	62,227,703
MFS Value Portfolio (Class A) (b)	8,117,536	110,642,017
Security Description	Shares	Value
Affiliated Mutual Funds—(Continued)
Morgan Stanley Discovery Portfolio (Class A) (a) (c)	858,330	$7,767,889
Neuberger Berman Genesis Portfolio (Class A) (b)	1,005,475	15,192,732
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	6,960,172	97,581,612
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	3,766,252	95,851,114
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	3,744,283	102,031,711
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	1,551,445	13,078,676
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	1,394,206	25,974,062
VanEck Global Natural Resources Portfolio (Class A) (b)	2,499,756	35,346,544
Victory Sycamore Mid Cap Value Portfolio (Class A) (a)	748,629	13,078,553
Total Investment Companies (Cost $1,589,063,159)		1,755,742,139
Total Investments—100.0% (Cost $1,589,063,159)		1,755,742,139
Other assets and liabilities (net)—0.0%		(688,124)
Net Assets—100.0%		$1,755,054,015

(a)	A Portfolio of Brighthouse Funds Trust I. (See the table that follows for a summary of transactions in affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See the table that follows for a summary of transactions in affiliated issuers.)
(c)	Non-income producing security.
Transactions in Securities of Affiliated Issuers
The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2025 were as follows:
Security Description	Market Value December 31, 2024	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2025
Allspring Mid Cap Value Portfolio (Class A)	$16,944,427	$3,637,218	$(1,094,170)	$(273,974)	$(1,789,667)	$17,423,834
Baillie Gifford International Stock Portfolio (Class A)	74,270,858	3,885,032	(9,145,974)	1,450,489	8,544,352	79,004,757
BlackRock Capital Appreciation Portfolio (Class A)	66,087,479	20,372,311	(8,664,271)	848,052	(442,228)	78,201,343
Brighthouse Small Cap Value Portfolio (Class A)	46,401,256	8,716,092	(3,654,257)	(381,529)	(7,895,627)	43,185,935
Brighthouse/Artisan International Portfolio (Class A)	71,987,145	13,279,248	(19,906,825)	3,952,839	6,192,799	75,505,206
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	8,489,999	2,010,400	(263,791)	(56,347)	(1,460,352)	8,719,909
Brighthouse/Dimensional International Small Company Portfolio (Class A)	82,903,847	7,780,573	(20,951,728)	(5,895,939)	25,129,844	88,966,597
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	84,244,079	13,064,029	(3,746,622)	(225,486)	(5,152,271)	88,183,729
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	74,016,963	13,437,472	(10,125,653)	448,048	(2,949,592)	74,827,238
CBRE Global Real Estate Portfolio (Class A)	48,268,431	3,133,476	(1,687,173)	(81,498)	2,067,459	51,700,695
Frontier Mid Cap Growth Portfolio (Class A)	17,096,123	1,403,979	(1,336,059)	(4,181)	104,844	17,264,706
Harris Oakmark International Portfolio (Class A)	88,897,770	5,712,157	(18,730,779)	1,592,930	20,351,158	97,823,236
Invesco Comstock Portfolio (Class A)	102,864,927	15,601,224	(14,299,179)	(1,902,810)	4,066,787	106,330,949
Invesco Global Equity Portfolio (Class A)	43,284,970	6,569,973	(5,641,530)	1,279,730	(1,429,259)	44,063,884
Invesco Small Cap Growth Portfolio (Class A)	26,387,232	79,670	(5,393,877)	(2,021,703)	3,234,671	22,285,993
Jennison Growth Portfolio (Class A)	105,497,998	17,818,566	(15,476,362)	(142,788)	(3,800,199)	103,897,215
JPMorgan Small Cap Value Portfolio (Class A)	30,255,582	4,188,077	(3,425,729)	(897,359)	1,152,528	31,273,099
Loomis Sayles Growth Portfolio (Class A)	110,642,377	14,234,021	(16,842,412)	4,660,955	(3,318,412)	109,376,529
Loomis Sayles Small Cap Growth Portfolio (Class A)	42,828,879	4,496,087	(5,484,766)	(2,206,791)	(698,737)	38,934,672
MFS Research International Portfolio (Class A)	57,118,617	4,887,835	(7,480,448)	1,208,894	6,492,805	62,227,703
MFS Value Portfolio (Class A)	105,899,998	15,980,355	(10,616,164)	(2,102,141)	1,479,969	110,642,017
Morgan Stanley Discovery Portfolio (Class A)	8,793,368	205,360	(2,452,368)	1,243,378	(21,849)	7,767,889
See accompanying notes to financial statements.
BHFTI-116

Brighthouse Funds Trust I
Brighthouse Asset Allocation 100 Portfolio
Schedule of Investments as of December 31, 2025
Security Description	Market Value December 31, 2024	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2025
Neuberger Berman Genesis Portfolio (Class A)	$14,926,509	$2,893,873	$(25,989)	$(7,189)	$(2,594,472)	$15,192,732
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	45,203,251	54,512,575	(19,563,595)	1,557,978	15,871,403	97,581,612
SSGA Emerging Markets Enhanced Index Portfolio II (Class A)	45,147,972	932,980	(54,581,828)	(48,342)	8,549,218	—
T. Rowe Price Large Cap Growth Portfolio (Class A)	96,521,795	12,981,266	(14,714,065)	2,576,323	(1,514,205)	95,851,114
T. Rowe Price Large Cap Value Portfolio (Class A)	96,950,034	13,715,380	(9,133,820)	(2,094,169)	2,594,286	102,031,711
T. Rowe Price Mid Cap Growth Portfolio (Class A)	12,888,557	1,832,578	(367,198)	(70,413)	(1,204,848)	13,078,676
T. Rowe Price Small Cap Growth Portfolio (Class A)	25,064,414	5,346,279	(1,768,131)	(295,677)	(2,372,823)	25,974,062
VanEck Global Natural Resources Portfolio (Class A)	31,575,405	3,651,323	(9,081,444)	2,679,532	6,521,728	35,346,544
Victory Sycamore Mid Cap Value Portfolio (Class A)	12,691,089	2,079,959	(297,410)	(39,058)	(1,356,027)	13,078,553
	$1,694,151,351	$278,439,368	$(295,953,617)	$4,751,754	$74,353,283	$1,755,742,139

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2025
Allspring Mid Cap Value Portfolio (Class A)	$2,830,071	$279,897	1,723,426
Baillie Gifford International Stock Portfolio (Class A)	3,170,038	536,061	6,816,631
BlackRock Capital Appreciation Portfolio (Class A)	10,052,025	—	1,761,688
Brighthouse Small Cap Value Portfolio (Class A)	6,315,751	667,789	3,801,579
Brighthouse/Artisan International Portfolio (Class A)	12,217,552	977,834	5,945,292
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,572,922	111,756	52,162
Brighthouse/Dimensional International Small Company Portfolio (Class A)	5,131,745	2,614,285	7,209,611
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	10,647,092	1,224,458	3,220,735
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	13,049,518	377,653	5,076,475
CBRE Global Real Estate Portfolio (Class A)	—	1,500,260	4,868,239
Frontier Mid Cap Growth Portfolio (Class A)	848,270	—	585,641
Harris Oakmark International Portfolio (Class A)	3,239,655	2,221,477	6,372,849
Invesco Comstock Portfolio (Class A)	12,657,405	2,193,749	8,049,277
Invesco Global Equity Portfolio (Class A)	6,497,225	62,612	1,759,037
Invesco Small Cap Growth Portfolio (Class A)	—	—	2,195,664
Jennison Growth Portfolio (Class A)	17,665,923	—	6,621,875
JPMorgan Small Cap Value Portfolio (Class A)	3,193,584	354,559	2,610,442
Loomis Sayles Growth Portfolio (Class A)	14,080,313	—	5,673,057
Loomis Sayles Small Cap Growth Portfolio (Class A)	4,403,400	—	3,482,529
MFS Research International Portfolio (Class A)	3,453,546	1,188,413	4,589,064
MFS Value Portfolio (Class A)	12,210,732	1,957,276	8,117,536
Morgan Stanley Discovery Portfolio (Class A)	—	—	858,330
Neuberger Berman Genesis Portfolio (Class A)	1,898,144	15,219	1,005,475
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	888,736	6,960,172
SSGA Emerging Markets Enhanced Index Portfolio II (Class A)	—	891,484	—
T. Rowe Price Large Cap Growth Portfolio (Class A)	12,864,449	—	3,766,252
T. Rowe Price Large Cap Value Portfolio (Class A)	9,248,093	1,999,111	3,744,283
T. Rowe Price Mid Cap Growth Portfolio (Class A)	1,751,221	—	1,551,445
T. Rowe Price Small Cap Growth Portfolio (Class A)	5,161,475	63,923	1,394,206
VanEck Global Natural Resources Portfolio (Class A)	605,472	1,140,746	2,499,756
Victory Sycamore Mid Cap Value Portfolio (Class A)	1,544,942	181,337	748,629
	$176,310,563	$21,448,635
Investment Transactions
Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$225,106,054	$0	$242,620,302
See accompanying notes to financial statements.
BHFTI-117

Brighthouse Funds Trust I
Brighthouse Asset Allocation 100 Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Investment Companies*	$1,755,742,139	$—	$—	$1,755,742,139
Total Investments	$1,755,742,139	$—	$—	$1,755,742,139

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-118

Brighthouse Funds Trust I
Brighthouse Asset Allocation 100 Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Affiliated investments at value (a)	$1,755,742,139
Receivable for:
Affiliated investments sold	504,817
Fund shares sold	99,286
Total Assets	1,756,346,242
Liabilities
Payable for:
Fund shares redeemed	604,104
Accrued Expenses:
Management fees	106,558
Distribution and service fees	205,874
Deferred trustees’ fees	283,222
Other expenses	92,469
Total Liabilities	1,292,227
Net Assets	$1,755,054,015
Net Assets Consist of:
Paid in surplus	$1,399,464,328
Distributable earnings (Accumulated losses)	355,589,687
Net Assets	$1,755,054,015
Net Assets
Class A	$788,657,286
Class B	966,396,729
Capital Shares Outstanding*
Class A	63,865,482
Class B	78,928,447
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.35
Class B	12.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,589,063,159.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends from Affiliated Underlying Portfolios	$21,448,635
Total investment income	21,448,635
Expenses
Management fees	1,230,833
Administration fees	30,425
Custodian and accounting fees	13,210
Distribution and service fees—Class B	2,391,864
Audit and tax services	35,304
Legal	48,492
Trustees’ fees and expenses	62,093
Miscellaneous	12,983
Total expenses	3,825,204
Net Investment Income	17,623,431
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	4,751,754
Capital gain distributions from affiliated investments	176,310,563
Net realized gain (loss)	181,062,317
Net change in unrealized appreciation (depreciation) on affiliated investments	74,353,283
Net realized and unrealized gain (loss)	255,415,600
Net Increase (Decrease) in Net Assets From Operations	$273,039,031
See accompanying notes to financial statements.
BHFTI-119

Brighthouse Funds Trust I
Brighthouse Asset Allocation 100 Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$17,623,431	$18,155,533
Net realized gain (loss)	181,062,317	76,106,670
Net change in unrealized appreciation (depreciation)	74,353,283	124,339,629
Increase (decrease) in net assets from operations	273,039,031	218,601,832
From Distributions to Shareholders
Class A	(42,750,034)	(34,922,812)
Class B	(52,978,199)	(45,736,647)
Total distributions	(95,728,233)	(80,659,459)
Increase (decrease) in net assets from capital share transactions	(115,798,937)	(131,894,777)
Total increase (decrease) in net assets	61,511,861	6,047,596
Net Assets
Beginning of period	1,693,542,154	1,687,494,558
End of period	$1,755,054,015	$1,693,542,154

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	683,219	$7,909,179	799,725	$8,752,808
Reinvestments	3,800,003	42,750,034	3,272,991	34,922,812
Redemptions	(6,500,966)	(75,367,497)	(6,286,261)	(68,652,124)
Net increase (decrease)	(2,017,744)	$(24,708,284)	(2,213,545)	$(24,976,504)
Class B
Sales	1,578,837	$18,168,545	1,654,901	$17,937,935
Reinvestments	4,742,900	52,978,199	4,314,778	45,736,647
Redemptions	(14,073,537)	(162,237,397)	(15,745,635)	(170,592,855)
Net increase (decrease)	(7,751,800)	$(91,090,653)	(9,775,956)	$(106,918,273)
Increase (decrease) derived from capital shares transactions		$(115,798,937)		$(131,894,777)
See accompanying notes to financial statements.
BHFTI-120

Brighthouse Funds Trust I
Brighthouse Asset Allocation 100 Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.15	$10.30	$10.29	$14.45	$13.36
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.13	0.12	0.13	0.12
Net realized and unrealized gain (loss)	1.74	1.25	1.90	(3.03)	2.27
Total income (loss) from investment operations	1.87	1.38	2.02	(2.90)	2.39
Less Distributions
Distributions from net investment income	(0.16)	(0.12)	(0.33)	(0.20)	(0.20)
Distributions from net realized capital gains	(0.51)	(0.41)	(1.68)	(1.06)	(1.10)
Total distributions	(0.67)	(0.53)	(2.01)	(1.26)	(1.30)
Net Asset Value, End of Period	$12.35	$11.15	$10.30	$10.29	$14.45
Total Return (%) (b)	17.41	13.65	21.10	(19.89)	18.34
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.08	0.08	0.09	0.08	0.08
Ratio of net investment income (loss) to average net assets (%) (d)	1.16	1.19	1.16	1.15	0.85
Portfolio turnover rate (%)	13	7	8	10	9
Net assets, end of period (in millions)	$788.7	$734.7	$701.5	$624.2	$828.1

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.06	$10.22	$10.22	$14.36	$13.28
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11	0.10	0.09	0.10	0.08
Net realized and unrealized gain (loss)	1.71	1.25	1.89	(3.02)	2.27
Total income (loss) from investment operations	1.82	1.35	1.98	(2.92)	2.35
Less Distributions
Distributions from net investment income	(0.13)	(0.10)	(0.30)	(0.16)	(0.17)
Distributions from net realized capital gains	(0.51)	(0.41)	(1.68)	(1.06)	(1.10)
Total distributions	(0.64)	(0.51)	(1.98)	(1.22)	(1.27)
Net Asset Value, End of Period	$12.24	$11.06	$10.22	$10.22	$14.36
Total Return (%) (b)	17.06	13.39	20.81	(20.15)	18.13
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.33	0.34	0.33	0.33
Ratio of net investment income (loss) to average net assets (%) (d)	0.93	0.95	0.92	0.90	0.60
Portfolio turnover rate (%)	13	7	8	10	9
Net assets, end of period (in millions)	$966.4	$958.8	$986.0	$893.6	$1,206.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
See accompanying notes to financial statements.
BHFTI-121

Brighthouse Funds Trust I
Brighthouse Balanced Plus Portfolio
Schedule of Investments as of December 31, 2025
Investment Companies—70.2% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Mutual Funds — 70.2%
AB International Bond Portfolio (Class A) (a)	6,531,148	$51,922,628
Allspring Mid Cap Value Portfolio (Class A) (a)	7,050,733	71,282,910
Baillie Gifford International Stock Portfolio (Class A) (b)	11,754,918	136,239,495
BlackRock Bond Income Portfolio (Class A) (b)	4,003,831	367,231,381
BlackRock Capital Appreciation Portfolio (Class A) (b)	238,602	10,591,526
BlackRock High Yield Portfolio (Class A) (a)	6,328,632	48,287,465
Brighthouse Small Cap Value Portfolio (Class A) (a)	5,088,443	57,804,711
Brighthouse/Artisan International Portfolio (Class A) (a)	7,693,487	97,707,280
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	424,030	70,885,119
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	5,465,830	67,448,345
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	7,783,114	71,993,805
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	11,690,561	103,344,562
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	6,678,172	54,293,540
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	681,954	18,671,892
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	1,450,349	21,378,144
CBRE Global Real Estate Portfolio (Class A) (a)	4,070,912	43,233,088
Frontier Mid Cap Growth Portfolio (Class A) (b)	2,085,478	61,479,902
Harris Oakmark International Portfolio (Class A) (a)	12,167,599	186,772,637
Invesco Comstock Portfolio (Class A) (a)	398,982	5,270,551
Invesco Global Equity Portfolio (Class A) (a)	1,942,395	48,656,997
Invesco Small Cap Growth Portfolio (Class A) (a) (c)	4,030,030	40,904,803
Jennison Growth Portfolio (Class A) (b)	971,287	15,239,490
JPMorgan Core Bond Portfolio (Class A) (a)	23,210,125	213,533,147
JPMorgan Small Cap Value Portfolio (Class A) (a)	3,441,549	41,229,757
Loomis Sayles Growth Portfolio (Class A) (a)	619,345	11,940,973
MFS Research International Portfolio (Class A) (a)	9,231,567	125,180,054
MFS Value Portfolio (Class A) (b)	1,122,168	15,295,146
Morgan Stanley Discovery Portfolio (Class A) (a) (c)	2,356,138	21,323,046
Neuberger Berman Genesis Portfolio (Class A) (b)	2,170,404	32,794,798
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	9,319,454	95,990,379
PIMCO Total Return Portfolio (Class A) (a)	26,051,951	264,687,824
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	6,540,374	91,696,048
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	440,480	12,003,085
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	4,236,744	35,715,752
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	3,089,525	57,557,856
TCW Core Fixed Income Portfolio (Class A) (a)	33,963,560	299,558,597
VanEck Global Natural Resources Portfolio (Class A) (b)	4,733,482	66,931,433
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	14,048,270	150,456,969
Western Asset Management U.S. Government Portfolio (Class A) (b)	15,662,253	168,212,603
Total Investment Companies (Cost $3,359,572,253)		3,354,747,738

U.S. Treasury & Government Agencies—30.5%
Federal Agencies — 0.2%
Tennessee Valley Authority
4.250%, 09/15/65	10,000,000	8,243,130
Security Description	Principal Amount*	Value
U.S. Treasury — 30.3%
U.S. Treasury Bonds
1.375%, 08/15/50 (d)	287,600,000	$141,407,079
1.625%, 11/15/50	144,200,000	75,705,000
1.875%, 02/15/51	173,000,000	96,677,265
2.875%, 05/15/43	57,700,000	44,791,879
2.875%, 11/15/46	44,100,000	32,565,094
2.875%, 05/15/52	43,500,000	30,395,625
3.375%, 05/15/44	99,895,000	82,444,592
4.750%, 05/15/55 (e)	114,800,000	112,808,937
4.875%, 08/15/45	20,000	20,194
U.S. Treasury Notes
0.375%, 09/30/27 (e) (f)	159,500,000	151,182,324
0.750%, 05/31/26 (e) (f)	167,400,000	165,473,403
1.625%, 09/30/26	118,900,000	117,211,564
3.500%, 01/31/28 (f)	75,000,000	75,014,648
3.500%, 04/30/30 (f)	17,200,000	17,075,703
3.750%, 05/31/30	102,900,000	103,153,231
3.875%, 05/31/27 (g) (h)	2,400,000	2,412,281
3.875%, 08/15/34 (d)	44,900,000	44,208,961
4.000%, 05/31/30	6,400,000	6,481,500
4.125%, 10/31/27 (f) (h)	34,900,000	35,287,172
4.125%, 03/31/31	58,700,000	59,697,442
4.125%, 05/31/32	21,300,000	21,579,563
4.250%, 05/15/35	33,600,000	33,878,250
		1,449,471,707
Total U.S. Treasury & Government Agencies (Cost $1,788,872,123)		1,457,714,837

Agency Sponsored Mortgage-Backed Securities—3.7%
Agency Mortgage-Backed Securities — 3.7%
Federal Home Loan Mortgage Corp.
4.000%, 05/01/48	3,984	3,839
4.000%, 03/01/50	66,494	64,177
4.000%, 05/01/50	24,989	23,874
5.000%, 08/01/53	25,204,742	25,216,251
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.176%, 11/25/28	943,604	938,417
Federal National Mortgage Association
2.920%, 03/01/35	2,950,000	2,549,655
3.000%, 12/01/51	25,480,885	22,595,973
3.180%, 07/01/35	2,311,219	2,095,661
4.000%, 08/01/47	17,753	17,164
4.000%, 06/01/48	77,301	74,694
4.000%, 11/01/48	4,330	4,184
4.000%, 03/01/49	776,157	747,504
4.000%, 08/01/49	105,285	101,240
4.000%, 03/01/50	16,264,093	15,528,638
4.000%, 07/01/50	3,317,642	3,204,054
Government National Mortgage Association, TBA
4.000%, TBA (i)	110,000,000	103,894,141
Total Agency Sponsored Mortgage-Backed Securities (Cost $178,014,760)		177,059,466

See accompanying notes to financial statements.
BHFTI-122

Brighthouse Funds Trust I
Brighthouse Balanced Plus Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—2.9%
Non-Agency Mortgage-Backed Securities—0.8%
Security Description	Principal Amount*	Value

Banks — 2.3%
Bank of America Corp.
5.468%, SOFR + 1.650%, 01/23/35 (j)	15,000,000	$15,625,791
Citigroup, Inc.
5.449%, SOFR + 1.447%, 06/11/35 (j)	10,000,000	10,355,897
Goldman Sachs Group, Inc.
5.016%, SOFR + 1.420%, 10/23/35 (j)	5,000,000	5,026,767
6.561%, SOFR + 1.950%, 10/24/34 (e) (j)	17,700,000	19,716,076
HSBC Holdings PLC
5.250%, 03/14/44	3,000,000	2,923,836
6.254%, SOFR + 2.390%, 03/09/34 (j)	9,000,000	9,787,773
JPMorgan Chase & Co.
4.946%, SOFR + 1.340%, 10/22/35 (j)	5,000,000	5,049,291
5.350%, SOFR + 1.845%, 06/01/34 (j)	10,600,000	11,013,500
Mitsubishi UFJ Financial Group, Inc.
2.852%, 1Y H15 + 1.100%, 01/19/33 (j)	5,100,000	4,625,478
Morgan Stanley
5.320%, SOFR + 1.555%, 07/19/35 (j)	15,000,000	15,441,026
UBS Group AG
3.179%, 1Y H15 + 1.100%, 02/11/43 (144A) (j)	3,000,000	2,277,379
Wells Fargo & Co.
5.389%, SOFR + 2.020%, 04/24/34 (j)	8,800,000	9,155,803
		110,998,617
Diversified Financial Services — 0.0%
Blackstone Holdings Finance Co. LLC
3.200%, 01/30/52 (144A)	1,300,000	870,372
Electric — 0.1%
MidAmerican Energy Co.
2.700%, 08/01/52	800,000	488,883
Pacific Gas & Electric Co.
6.150%, 03/01/55	2,300,000	2,275,328
SCE Recovery Funding LLC
5.541%, 09/15/52	2,600,000	2,564,879
		5,329,090
Food — 0.0%
Mars, Inc.
5.700%, 05/01/55 (144A)	500,000	498,064
Internet — 0.3%
Beignet Investor LLC
6.581%, 05/30/49 (144A)	14,800,000	15,636,128
Telecommunications — 0.1%
AT&T, Inc.
3.500%, 09/15/53	2,045,000	1,368,563
3.800%, 12/01/57	1,556,000	1,070,282
		2,438,845
Transportation — 0.1%
Vessel Management Services, Inc.
3.432%, 08/15/36	1,793,000	1,605,639
Total Corporate Bonds & Notes (Cost $136,050,281)		137,376,755

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations — 0.3%
Citigroup Mortgage Loan Trust, Inc.
3.000%, 11/27/51 (144A) (j)	17,074,572	$14,984,935
Commercial Mortgage-Backed Securities — 0.5%
Bank
4.493%, 06/15/55 (j)	15,000,000	14,727,790
BBCMS Mortgage Trust
2.299%, 02/15/54	11,400,000	10,267,068
		24,994,858
Total Non-Agency Mortgage-Backed Securities (Cost $41,640,212)		39,979,793

Municipals—0.1%
Los Angeles Community College District, General Obligation Unlimited
6.750%, 08/01/49	400,000	443,576
Port Authority of New York & New Jersey
4.458%, 10/01/62	1,845,000	1,545,971
Total Municipals (Cost $2,473,606)		1,989,547

Short-Term Investments—0.6%
Repurchase Agreements—0.6%
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/30/25 at 3.870%, due on 01/05/26, with a maturity value of $30,016,125; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 1.875%, maturity dates ranging from 07/15/30 - 02/15/41, and an aggregate market value of $30,270,755	30,000,000	30,000,000
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $1,750,611; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $1,785,528	1,750,368	1,750,368
Total Short-Term Investments (Cost $31,750,368)		31,750,368
Total Investments—108.8% (Cost $5,538,373,603)		5,200,618,504
Other assets and liabilities (net)—(8.8)%		(422,327,916)
Net Assets—100.0%		$4,778,290,588

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust I. (See the table that follows for a summary of transactions in affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See the table that follows for a summary of transactions in affiliated issuers.)
(c)	Non-income producing security.
(d)	All or a portion of this security has been transferred in a secured borrowing transaction.
(e)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2025, the market value of securities pledged was to $215,232,329.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of
See accompanying notes to financial statements.
BHFTI-123

Brighthouse Funds Trust I
Brighthouse Balanced Plus Portfolio
Schedule of Investments as of December 31, 2025
December 31, 2025, the market value of securities pledged was $129,462,809.
(g)	All or a portion of the security was pledged as collateral against TBA securities. As of December 31, 2025, the market value of securities pledged was $14,072.
(h)	All or a portion of the security was pledged as collateral against open secured borrowing transactions. As of December 31, 2025, the market value of securities pledged was $503,358.
(i)
TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

(j)	Variable or floating rate security. The stated rate represents the rate at December 31, 2025. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$34,266,878, which is 0.7% of net assets.

Transactions in Securities of Affiliated Issuers
The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended  December 31, 2025 were as follows:
Security Description	Market Value December 31, 2024	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2025
AB International Bond Portfolio (Class A)	$63,601,851	$5,016,720	$(15,852,698)	$(3,589,137)	$2,745,892	$51,922,628
Allspring Mid Cap Value Portfolio (Class A)	74,588,505	13,519,283	(8,045,177)	400,641	(9,180,342)	71,282,910
Baillie Gifford International Stock Portfolio (Class A)	138,722,927	6,503,176	(27,427,956)	(1,352,965)	19,794,313	136,239,495
BlackRock Bond Income Portfolio (Class A)	370,757,916	23,284,500	(35,338,754)	(6,548,825)	15,076,544	367,231,381
BlackRock Capital Appreciation Portfolio (Class A)	10,981,271	1,590,976	(1,934,913)	741,559	(787,367)	10,591,526
BlackRock High Yield Portfolio (Class A)	50,984,808	3,843,577	(7,498,770)	197,265	760,585	48,287,465
Brighthouse Small Cap Value Portfolio (Class A)	60,031,517	12,108,681	(3,468,940)	236,808	(11,103,355)	57,804,711
Brighthouse/Artisan International Portfolio (Class A)	102,040,047	17,628,574	(36,145,573)	7,548,653	6,635,579	97,707,280
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	74,860,899	15,052,233	(6,151,929)	581,908	(13,457,992)	70,885,119
Brighthouse/Dimensional International Small Company Portfolio (Class A)	69,893,121	6,065,030	(24,032,125)	3,811,868	11,710,451	67,448,345
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	76,355,745	7,697,800	(8,332,167)	(304,560)	(3,423,013)	71,993,805
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	127,374,251	5,433,244	(29,996,873)	(3,149,770)	3,683,710	103,344,562
Brighthouse/Templeton International Bond Portfolio (Class A)	61,883,465	—	(16,827,347)	(5,179,932)	14,417,354	54,293,540
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	19,589,107	2,611,632	(2,360,696)	(30,630)	(1,137,521)	18,671,892
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	22,341,724	4,037,715	(4,229,040)	(652,737)	(119,518)	21,378,144
CBRE Global Real Estate Portfolio (Class A)	43,911,642	1,439,802	(3,886,304)	(109,186)	1,877,134	43,233,088
Frontier Mid Cap Growth Portfolio (Class A)	64,057,941	7,544,341	(10,644,216)	(3,659,615)	4,181,451	61,479,902
Harris Oakmark International Portfolio (Class A)	188,402,168	10,739,125	(57,063,051)	19,704,347	24,990,048	186,772,637
Invesco Comstock Portfolio (Class A)	5,498,606	767,612	(1,107,033)	89,101	22,265	5,270,551
Invesco Global Equity Portfolio (Class A)	50,435,835	7,621,572	(9,277,717)	1,715,356	(1,838,049)	48,656,997
Invesco Small Cap Growth Portfolio (Class A)	43,109,896	3,135,065	(8,369,309)	(3,119,222)	6,148,373	40,904,803
Jennison Growth Portfolio (Class A)	15,796,586	2,951,433	(2,921,817)	968,107	(1,554,819)	15,239,490
JPMorgan Core Bond Portfolio (Class A)	217,292,997	10,954,587	(20,762,459)	(2,937,789)	8,985,811	213,533,147
JPMorgan Small Cap Value Portfolio (Class A)	42,835,818	6,753,340	(8,532,798)	231,478	(58,081)	41,229,757
Loomis Sayles Growth Portfolio (Class A)	12,315,507	1,842,629	(2,380,283)	898,663	(735,543)	11,940,973
MFS Research International Portfolio (Class A)	127,420,935	9,646,682	(28,698,479)	5,212,324	11,598,592	125,180,054
MFS Value Portfolio (Class A)	15,917,260	2,041,006	(2,595,168)	107,997	(175,949)	15,295,146
Morgan Stanley Discovery Portfolio (Class A)	23,541,348	1,103,937	(6,814,742)	3,496,199	(3,696)	21,323,046
Neuberger Berman Genesis Portfolio (Class A)	33,782,403	5,787,803	(920,333)	(136,001)	(5,719,074)	32,794,798
PIMCO Inflation Protected Bond Portfolio (Class A)	101,813,215	2,968,616	(14,396,542)	(50,787)	5,655,877	95,990,379
PIMCO Total Return Portfolio (Class A)	279,941,180	17,903,532	(41,476,295)	(5,986,373)	14,305,780	264,687,824
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	43,705,597	61,773,423	(25,935,496)	6,361,058	5,791,466	91,696,048
SSGA Emerging Markets Enhanced Index Portfolio II (Class A)	48,421,084	941,786	(62,941,644)	154,033	13,424,741	—
T. Rowe Price Large Cap Value Portfolio (Class A)	12,302,327	1,488,537	(1,842,495)	265,497	(210,781)	12,003,085
T. Rowe Price Mid Cap Growth Portfolio (Class A)	37,400,067	5,754,243	(3,777,353)	(379,988)	(3,281,217)	35,715,752
T. Rowe Price Small Cap Growth Portfolio (Class A)	59,700,335	13,869,457	(9,544,179)	(2,279,944)	(4,187,813)	57,557,856
TCW Core Fixed Income Portfolio (Class A)	299,775,586	17,505,165	(25,514,246)	(4,401,712)	12,193,804	299,558,597
VanEck Global Natural Resources Portfolio (Class A)	67,527,138	4,719,511	(23,675,635)	11,699,660	6,660,759	66,931,433
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	167,761,339	11,872,177	(30,750,817)	(6,887,879)	8,462,149	150,456,969
See accompanying notes to financial statements.
BHFTI-124

Brighthouse Funds Trust I
Brighthouse Balanced Plus Portfolio
Schedule of Investments as of December 31, 2025
Security Description	Market Value December 31, 2024	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2025
Western Asset Management U.S. Government Portfolio (Class A)	$178,326,466	$9,452,519	$(24,351,576)	$(3,361,241)	$8,146,435	$168,212,603
	$3,505,000,430	$344,971,041	$(655,822,945)	$10,304,229	$150,294,983	$3,354,747,738

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2025
AB International Bond Portfolio (Class A)	$—	$5,016,720	6,531,148
Allspring Mid Cap Value Portfolio (Class A)	11,986,327	1,185,461	7,050,733
Baillie Gifford International Stock Portfolio (Class A)	5,562,538	940,638	11,754,918
BlackRock Bond Income Portfolio (Class A)	—	19,400,520	4,003,831
BlackRock Capital Appreciation Portfolio (Class A)	1,425,653	—	238,602
BlackRock High Yield Portfolio (Class A)	—	3,312,962	6,328,632
Brighthouse Small Cap Value Portfolio (Class A)	8,477,357	896,343	5,088,443
Brighthouse/Artisan International Portfolio (Class A)	16,322,222	1,306,352	7,693,487
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	13,375,905	950,354	424,030
Brighthouse/Dimensional International Small Company Portfolio (Class A)	4,018,083	2,046,948	5,465,830
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	6,611,057	7,783,114
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	5,433,244	11,690,561
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	6,678,172
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	2,342,262	269,370	681,954
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	3,910,483	113,169	1,450,349
CBRE Global Real Estate Portfolio (Class A)	—	1,276,873	4,070,912
Frontier Mid Cap Growth Portfolio (Class A)	3,169,047	—	2,085,478
Harris Oakmark International Portfolio (Class A)	6,370,667	4,368,457	12,167,599
Invesco Comstock Portfolio (Class A)	654,223	113,388	398,982
Invesco Global Equity Portfolio (Class A)	7,508,533	72,358	1,942,395
Invesco Small Cap Growth Portfolio (Class A)	—	—	4,030,030
Jennison Growth Portfolio (Class A)	2,710,043	—	971,287
JPMorgan Core Bond Portfolio (Class A)	—	8,837,499	23,210,125
JPMorgan Small Cap Value Portfolio (Class A)	4,573,819	507,796	3,441,549
Loomis Sayles Growth Portfolio (Class A)	1,613,647	—	619,345
MFS Research International Portfolio (Class A)	7,176,983	2,469,699	9,231,567
MFS Value Portfolio (Class A)	1,759,046	281,960	1,122,168
Morgan Stanley Discovery Portfolio (Class A)	—	—	2,356,138
Neuberger Berman Genesis Portfolio (Class A)	4,340,376	34,800	2,170,404
PIMCO Inflation Protected Bond Portfolio (Class A)	717,920	1,234,823	9,319,454
PIMCO Total Return Portfolio (Class A)	—	15,586,288	26,051,951
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	902,782	6,540,374
SSGA Emerging Markets Enhanced Index Portfolio II (Class A)	—	941,786	—
T. Rowe Price Large Cap Value Portfolio (Class A)	1,136,021	245,568	440,480
T. Rowe Price Mid Cap Growth Portfolio (Class A)	5,085,649	—	4,236,744
T. Rowe Price Small Cap Growth Portfolio (Class A)	12,399,758	153,566	3,089,525
TCW Core Fixed Income Portfolio (Class A)	—	13,696,061	33,963,560
VanEck Global Natural Resources Portfolio (Class A)	1,182,725	2,228,323	4,733,482
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	11,872,177	14,048,270
Western Asset Management U.S. Government Portfolio (Class A)	—	6,960,669	15,662,253
	$127,819,287	$119,268,011
Reverse Repurchase Agreements
Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Barclays Bank PLC	3.500%	12/12/25	12/12/27	USD	(7,497,875)	$(7,497,875)
Deutsche Bank Securities, Inc.	3.910%	12/18/25	01/02/26	USD	(20,540,000)	(20,540,000)
J.P. Morgan Securities LLC	3.930%	12/22/25	01/05/26	USD	(54,670,750)	(54,670,750)
See accompanying notes to financial statements.
BHFTI-125

Brighthouse Funds Trust I
Brighthouse Balanced Plus Portfolio
Schedule of Investments as of December 31, 2025
Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
J.P. Morgan Securities LLC	3.930%	12/17/25	01/07/26	USD	(133,007,000)	$(133,007,000)
Total						$(215,715,625)
Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments. Additionally, securities in the amount of $473,790 have been received at the custodian bank as collateral for reverse repurchase agreements.
The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under a Master Repurchase Agreement ("MRA") on a net basis as of December 31, 2025:
Counterparty	Reverse Repurchase Agreements	Collateral Pledged/ (Received)(a)	Net Amount (b)
Barclays Bank PLC	$(7,497,875)	$7,497,875	$—
Deutsche Bank Securities, Inc.	(20,540,000)	20,540,000	—
J.P. Morgan Securities LLC	(187,677,750)	186,400,607	(1,277,143)
	$(215,715,625)	$214,438,482	$(1,277,143)

(a)
Collateral with a value of $215,232,329 has been pledged and $473,790 has been received in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,906,557,235	$304,290,586	$2 ,051,973,883	$608,908,308
Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2025 were as follows:
Purchases	Sales
$1,622,251,525	$1,637,209,786
The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the Master Securities Forward Transaction Agreement ("MSFTA") and net of the related collateral pledged or received by the Portfolio as of December 31, 2025:
Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged/ (Received)(b)	Net Amount(c)
UBS Securities LLC	$(97,966,548)	$95,589,489	$503,358	$(1,873,701)

(a)	Represents market value of borrowings as of December 31, 2025.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)
Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

See accompanying notes to financial statements.
BHFTI-126

Brighthouse Funds Trust I
Brighthouse Balanced Plus Portfolio
Schedule of Investments as of December 31, 2025
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds	$—	$—	$—	$(7,497,875)	$(7,497,875)
U.S. Treasury	—	(208,217,750)	—	—	(208,217,750)
Secured Borrowing Transactions
U.S. Treasury	—	(97,966,548)	—	—	(97,966,548)
Total Borrowings	$—	$(306,184,298)	$—	$(7,497,875)	$(313,682,173)
Gross amount of recognized liabilities for secured borrowings transactions					$(313,682,173)
Investments in Derivative Instruments
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	03/20/26	5,542	USD	1,909,911,750	$7,019,073
U.S. Treasury Ultra Long Bond Futures	03/20/26	318	USD	37,524,000	(467,527)

Futures Contracts—Short
U.S. Treasury Note 2 Year Futures	03/31/26	(199)	USD	(41,549,023)	(35,358)
U.S. Treasury Note Ultra 10 Year Futures	03/20/26	(753)	USD	(86,606,766)	386,980
Net Unrealized Appreciation					$6,903,168
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$7,019,073
Interest Rate	Unrealized appreciation on futures contracts (a)	386,980	Unrealized depreciation on futures contracts (a)	$502,885
Total		$7,406,053		$502,885

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$1,053,244	$19,031,337	$20,084,581

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$(2,964,335)	$52,332,552	$49,368,217
See accompanying notes to financial statements.
BHFTI-127

Brighthouse Funds Trust I
Brighthouse Balanced Plus Portfolio
Schedule of Investments as of December 31, 2025
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$1,466,904,014
Futures contracts short	(146,133,908)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Investment Companies*	$3,354,747,738	$—	$—	$3,354,747,738
Total U.S. Treasury & Government Agencies*	—	1,457,714,837	—	1,457,714,837
Total Agency Sponsored Mortgage-Backed Securities*	—	177,059,466	—	177,059,466
Total Corporate Bonds & Notes*	—	137,376,755	—	137,376,755
Total Non-Agency Mortgage-Backed Securities*	—	39,979,793	—	39,979,793
Total Municipals*	—	1,989,547	—	1,989,547
Total Short-Term Investments*	—	31,750,368	—	31,750,368
Total Investments	$3,354,747,738	$1,845,870,766	$—	$5,200,618,504
Reverse Repurchase Agreements (Liability)	$—	$(215,715,625)	$—	$(215,715,625)
Secured Borrowings (Liability)	$—	$(97,966,548)	$—	$(97,966,548)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,406,053	$—	$—	$7,406,053
Futures Contracts (Unrealized Depreciation)	(502,885)	—	—	(502,885)
Total Futures Contracts	$6,903,168	$—	$—	$6,903,168

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-128

Brighthouse Funds Trust I
Brighthouse Balanced Plus Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a)	$1,845,870,766
Affiliated investments at value (b)	3,354,747,738
Cash	231,994
Cash denominated in foreign currencies (c)	393,715
Cash collateral for futures contracts	194,000
Receivable for:
Affiliated investments sold	734,770
Fund shares sold	55,698
Interest	11,114,747
Deferred dollar roll income	21,098
Prepaid expenses	4,656
Total Assets	5,213,369,182
Liabilities
Secured borrowings	97,966,548
Reverse repurchase agreements	215,715,625
Payable for:
TBA securities purchased	104,041,797
Fund shares redeemed	790,468
Interest on reverse repurchase agreements	323,293
Variation margin on futures contracts	13,603,539
Accrued Expenses:
Management fees	992,380
Distribution and service fees	1,022,183
Deferred trustees’ fees	237,804
Other expenses	384,957
Total Liabilities	435,078,594
Net Assets	$4,778,290,588
Net Assets Consist of:
Paid in surplus	$5,446,096,286
Distributable earnings (Accumulated losses)	(667,805,698)
Net Assets	$4,778,290,588
Net Assets
Class B	$4,778,290,588
Capital Shares Outstanding*
Class B	504,776,205
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.47

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,178,801,350.
(b)	Identified cost of affiliated investments was $3,359,572,253.
(c)	Identified cost of cash denominated in foreign currencies was $391,725.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends from affiliated investments	$119,268,011
Interest	67,523,650
Total investment income	186,791,661
Expenses
Management fees	12,014,471
Administration fees	106,017
Custodian and accounting fees	83,932
Distribution and service fees—Class B	12,135,223
Interest expense	11,996,355
Audit and tax services	74,267
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	14,126
Insurance	15,258
Miscellaneous	40,038
Total expenses	36,590,272
Less management fee waiver	(250,000)
Net expenses	36,340,272
Net Investment Income	150,451,389
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(46,789,094)
Affiliated investments	10,304,229
Capital gain distributions from affiliated investments	127,819,287
Futures contracts	20,084,581
Net realized gain (loss)	111,419,003
Net change in unrealized appreciation (depreciation) on:
Investments	84,710,989
Affiliated investments	150,294,983
Futures contracts	49,368,217
Foreign currency transactions	29,652
Net change in unrealized appreciation (depreciation)	284,403,841
Net realized and unrealized gain (loss)	395,822,844
Net Increase (Decrease) in Net Assets From Operations	$546,274,233
See accompanying notes to financial statements.
BHFTI-129

Brighthouse Funds Trust I
Brighthouse Balanced Plus Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$150,451,389	$186,918,607
Net realized gain (loss)	111,419,003	47,244,059
Net change in unrealized appreciation (depreciation)	284,403,841	101,601,748
Increase (decrease) in net assets from operations	546,274,233	335,764,414
From Distributions to Shareholders
Class B	(191,196,942)	(179,265,176)
Total distributions	(191,196,942)	(179,265,176)
Increase (decrease) in net assets from capital share transactions	(548,499,070)	(2,873,101,596)
Total increase (decrease) in net assets	(193,421,779)	(2,716,602,358)
Net Assets
Beginning of period	4,971,712,367	7,688,314,725
End of period	$4,778,290,588	$4,971,712,367

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class B
Sales	1,232,123	$11,085,921	1,251,897	$11,173,853
Reinvestments	21,901,139	191,196,942	20,347,920	179,265,176
Redemptions	(82,798,739)	(750,781,933)	(341,124,786)	(3,063,540,625)
Net increase (decrease)	(59,665,477)	$(548,499,070)	(319,524,969)	$(2,873,101,596)
Increase (decrease) derived from capital shares transactions		$(548,499,070)		$(2,873,101,596)
See accompanying notes to financial statements.
BHFTI-130

Brighthouse Funds Trust I
Brighthouse Balanced Plus Portfolio
Financial Highlights
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.81	$8.70	$8.22	$12.01	$11.84
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.23	0.19	0.18	0.14
Net realized and unrealized gain (loss)	0.74	0.10	0.56	(2.76)	0.73
Total income (loss) from investment operations	1.02	0.33	0.75	(2.58)	0.87
Less Distributions
Distributions from net investment income	(0.36)	(0.22)	(0.27)	(0.25)	(0.28)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.96)	(0.42)
Total distributions	(0.36)	(0.22)	(0.27)	(1.21)	(0.70)
Net Asset Value, End of Period	$9.47	$8.81	$8.70	$8.22	$12.01
Total Return (%) (b)	11.95	3.76	9.24	(21.81)	7.54
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.75	0.58	0.55	0.51	0.49
Gross ratio of expenses to average net assets excluding interest expense (%) (c)	0.51	0.50	0.49	0.49	0.49
Net ratio of expenses to average net assets (%) (c) (d)	0.75	0.57	0.55	0.51	0.49
Net ratio of expenses to average net assets excluding interest expense (%) (c) (d)	0.50	0.50	0.49	0.49	0.49
Ratio of net investment income (loss) to average net assets (%) (e)	3.10	2.60	2.22	1.91	1.18
Portfolio turnover rate (%)	43 (f)	35 (f)	41 (f)	26 (f)	45 (f)
Net assets, end of period (in millions)	$4,778.3	$4,971.7	$7,688.3	$8,060.4	$11,622.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(f)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 12%, 10%, 12%, 8%, and 18% for the years ended December 31, 2025,
2024, 2023, 2022 and 2021, respectively.

See accompanying notes to financial statements.
BHFTI-131

Brighthouse Funds Trust I
Brighthouse Small Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—96.6% of Net Assets

Security Description	Shares	Value

Automobile Components — 1.5%
Garrett Motion, Inc. (a)	168,957	$2,944,921
Holley, Inc. (b)	1,365,389	5,639,057
Visteon Corp. (a)	26,095	2,481,634
		11,065,612
Banks — 11.7%
Associated Banc-Corp.	216,474	5,576,370
BOK Financial Corp. (a)	37,774	4,474,708
Hancock Whitney Corp. (a)	249,016	15,857,339
Old National Bancorp (a)	351,390	7,839,511
Renasant Corp. (a)	248,240	8,743,013
Southstate Bank Corp.	170,455	16,041,520
UMB Financial Corp. (a)	217,421	25,012,112
Webster Financial Corp. (a)	46,660	2,936,780
		86,481,353
Broadline Retail — 0.4%
Pattern Group, Inc. - Class A (b)	251,103	2,897,729
Building Products — 5.1%
CSW Industrials, Inc. (a)	14,265	4,187,206
Janus International Group, Inc. (a) (b)	437,776	2,863,055
Quanex Building Products Corp. (a)	407,520	6,267,658
Simpson Manufacturing Co., Inc. (a)	48,198	7,782,531
UFP Industries, Inc. (a)	178,068	16,213,091
		37,313,541
Capital Markets — 0.8%
GlassBridge Enterprises, Inc. (b)	572	16,016
Marex Group PLC	119,823	4,596,410
Westwood Holdings Group, Inc.	89,348	1,537,679
		6,150,105
Chemicals — 8.4%
Avient Corp. (a)	509,306	15,910,719
Ecovyst, Inc. (a) (b)	611,589	5,950,761
Ingevity Corp. (a) (b)	19,500	1,154,010
Innospec, Inc.	298,236	22,826,984
Mativ Holdings, Inc.	573,318	6,965,814
Minerals Technologies, Inc.	61,999	3,778,839
Quaker Chemical Corp. (a)	38,546	5,292,751
		61,879,878
Commercial Services & Supplies — 1.2%
ACCO Brands Corp.	1,102,653	4,112,896
Ennis, Inc.	248,919	4,483,031
		8,595,927
Communications Equipment — 0.7%
CommScope Holding Co., Inc. (b)	299,499	5,429,917
Construction & Engineering — 0.1%
Cardinal Infrastructure Group, Inc. - Class A (a) (b)	25,106	607,063
Construction Materials — 3.2%
Eagle Materials, Inc. (a)	85,631	17,698,215
Security Description	Shares	Value
Construction Materials—(Continued)
Titan America SA (a) (b)	350,616	$5,778,152
		23,476,367
Containers & Packaging — 4.2%
Myers Industries, Inc.	315,484	5,905,861
Silgan Holdings, Inc. (a)	291,889	11,783,559
TriMas Corp. (a)	379,392	13,449,446
		31,138,866
Diversified Consumer Services — 0.8%
Graham Holdings Co. - Class B	1,622	1,781,929
Matthews International Corp. - Class A (a)	160,237	4,185,391
		5,967,320
Electrical Equipment — 0.1%
Atkore, Inc.	9,711	614,221
Electronic Equipment, Instruments & Components — 5.5%
Belden, Inc. (a)	125,551	14,632,969
Ingram Micro Holding Corp. (a)	142,017	3,030,643
Insight Enterprises, Inc. (b)	33,214	2,705,945
Knowles Corp. (b)	172,649	3,699,868
Novanta, Inc. (b)	102,251	12,166,846
Sanmina Corp. (a) (b)	30,788	4,620,355
		40,856,626
Energy Equipment & Services — 0.9%
Forum Energy Technologies, Inc. (a) (b)	42,819	1,582,162
Liberty Energy, Inc.	142,930	2,638,488
Patterson-UTI Energy, Inc. (a)	417,232	2,549,287
		6,769,937
Financial Services — 1.0%
Compass Diversified Holdings	639,275	3,068,520
Euronet Worldwide, Inc. (a) (b)	58,244	4,432,951
		7,501,471
Food Products — 4.3%
J&J Snack Foods Corp. (a)	235,838	21,312,680
Nomad Foods Ltd.	634,520	7,937,845
Tootsie Roll Industries, Inc. (a)	72,628	2,660,364
		31,910,889
Gas Utilities — 0.6%
MDU Resources Group, Inc. (a)	236,976	4,625,772
Ground Transportation — 1.0%
Werner Enterprises, Inc.	241,014	7,232,830
Health Care Equipment & Supplies — 3.8%
CONMED Corp. (a)	61,669	2,503,761
Enovis Corp. (a) (b)	109,898	2,927,683
Globus Medical, Inc. - Class A (b)	64,874	5,664,149
Haemonetics Corp. (b)	107,809	8,640,891
UFP Technologies, Inc. (a) (b)	17,723	3,935,038
See accompanying notes to financial statements.
BHFTI-132

Brighthouse Funds Trust I
Brighthouse Small Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Health Care Equipment & Supplies—(Continued)
Varex Imaging Corp. (b)	389,922	$4,542,591
		28,214,113
Health Care Providers & Services — 0.7%
Chemed Corp.	11,242	4,810,002
Hotels, Restaurants & Leisure — 2.0%
Boyd Gaming Corp. (a)	47,548	4,052,991
Genius Sports Ltd. (b)	375,592	4,139,024
Pursuit Attractions & Hospitality, Inc. (a) (b)	201,376	6,782,344
		14,974,359
Household Durables — 0.6%
La-Z-Boy, Inc. (a)	108,942	4,060,268
Household Products — 1.6%
Central Garden & Pet Co. (Voting Shares) (a) (b)	77,122	2,479,472
Central Garden & Pet Co. (Non-Voting Shares) - Class A (b)	321,248	9,377,229
		11,856,701
Insurance — 5.4%
Abacus Global Management, Inc. (a)	200,100	1,710,855
CNO Financial Group, Inc.	138,862	5,897,469
Hanover Insurance Group, Inc.	49,759	9,094,452
Stewart Information Services Corp. (a)	238,695	16,770,711
White Mountains Insurance Group Ltd.	2,927	6,082,394
		39,555,881
Interactive Media & Services — 0.5%
IAC, Inc. (a) (b)	89,509	3,499,802
IT Services — 0.8%
Kyndryl Holdings, Inc. (a) (b)	219,270	5,823,811
Leisure Products — 0.3%
Mattel, Inc. (b)	117,835	2,337,846
Life Sciences Tools & Services — 0.5%
Azenta, Inc. (a) (b)	120,372	4,003,573
Machinery — 13.3%
Alamo Group, Inc. (a)	86,585	14,535,024
Atmus Filtration Technologies, Inc.	105,102	5,455,845
Douglas Dynamics, Inc.	355,588	11,609,948
Franklin Electric Co., Inc.	266,280	25,437,728
Gates Industrial Corp. PLC (b)	167,569	3,597,706
Hillman Solutions Corp. (b)	891,922	7,724,045
Mayville Engineering Co., Inc. (b)	280,943	5,259,253
Middleby Corp. (a) (b)	12,297	1,828,195
Mueller Industries, Inc. (a)	161,242	18,510,582
Standex International Corp. (a)	17,753	3,857,372
		97,815,698
Mortgage Real Estate Investment Trusts — 1.5%
Adamas Trust, Inc. (a)	501,244	3,659,081
AGNC Investment Corp. (a)	448,707	4,810,139
Security Description	Shares	Value
Mortgage Real Estate Investment Trusts—(Continued)
Two Harbors Investment Corp. (a)	258,885	$2,718,293
		11,187,513
Oil, Gas & Consumable Fuels — 3.1%
California Resources Corp. (a)	33,503	1,497,919
Chord Energy Corp.	99,203	9,196,118
Magnolia Oil & Gas Corp. - Class A (a)	396,635	8,682,340
Northern Oil & Gas, Inc. (a)	151,213	3,246,543
		22,622,920
Pharmaceuticals — 1.8%
Prestige Consumer Healthcare, Inc. (a) (b)	212,170	13,088,767
Professional Services — 3.1%
CBIZ, Inc. (a) (b)	108,773	5,487,598
Korn Ferry (a)	196,967	13,003,761
Maximus, Inc. (a)	53,253	4,596,799
		23,088,158
Retail REITs — 0.5%
Agree Realty Corp. (a)	46,596	3,356,310
Semiconductors & Semiconductor Equipment — 1.1%
Axcelis Technologies, Inc. (b)	38,311	3,077,906
Diodes, Inc. (a) (b)	34,857	1,719,844
Onto Innovation, Inc. (b)	21,452	3,386,413
		8,184,163
Software — 0.8%
Progress Software Corp. (a) (b)	125,945	5,410,597
Synchronoss Technologies, Inc. (b)	76,662	656,227
		6,066,824
Specialty Retail — 0.8%
Five Below, Inc. (b)	15,937	3,001,894
Group 1 Automotive, Inc.	7,411	2,914,746
		5,916,640
Technology Hardware, Storage & Peripherals — 0.9%
Diebold Nixdorf, Inc. (a) (b)	99,505	6,755,394
Textiles, Apparel & Luxury Goods — 1.6%
Capri Holdings Ltd. (b)	81,773	1,995,261
Levi Strauss & Co. - Class A	173,228	3,592,749
Steven Madden Ltd. (a)	146,177	6,086,810
		11,674,820
Trading Companies & Distributors — 0.4%
Custom Truck One Source, Inc. (b)	479,182	2,760,088
Total Common Stocks (Cost $686,717,773)		712,169,075

See accompanying notes to financial statements.
BHFTI-133

Brighthouse Funds Trust I
Brighthouse Small Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Escrow Shares—0.0%
Security Description	Shares/ Principal Amount*	Value

Special Purpose Acquisition Companies — 0.0%
Pershing Square Tontine Holdings Ltd. (b) (c) (d) (Cost $0)	140,969	$0

Rights—0.0%
Special Purpose Acquisition Companies — 0.0%
Pershing Square Holdings Ltd. (b) (Cost $0)	35,242	0

Short-Term Investments—3.7%
Repurchase Agreement—3.7%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $27,417,771; collateralized by U.S. Treasury Note at 4.500%, maturing 05/15/27, with a market value of $27,962,409	27,413,963	27,413,963
Total Short-Term Investments (Cost $27,413,963)		27,413,963

Securities Lending Reinvestments (e)—15.1%
Short-Term Investment Funds—2.2%
BlackRock Liquidity Funds FedFund, Institutional Shares 3.640% (f)	2,000,000	2,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (f)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 3.670% (f)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (f)	5,000,000	5,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class 3.680% (f)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 3.690% (f)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (f)	2,000,000	2,000,000
		16,000,000

Certificates of Deposit—0.5%
Bank of Montreal
4.080%, SOFR + 0.370%, 08/07/26 (g)	1,000,000	1,000,299
4.120%, SOFR + 0.350%, 05/14/26 (g)	2,000,000	2,000,050
Standard Chartered Bank
3.980%, SOFR + 0.270%, 05/07/26 (g)	1,000,000	1,000,278
		4,000,627
Commercial Paper—0.2%
Ionic Funding LLC
4.110%, 01/05/26	1,500,000	1,499,184
Repurchase Agreements—11.5%
Bank of Montreal
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $3,000,628; collateralized by various Common Stock with an aggregate market value of $3,337,872	3,000,000	3,000,000
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $7,001,466; collateralized by various Common Stock with an aggregate market value of $7,795,730	7,000,000	$7,000,000
Repurchase Agreement dated 12/31/25 at 3.850%, due on 01/02/26 with a maturity value of $10,002,139; collateralized by various Common Stock with an aggregate market value of $11,136,757	10,000,000	10,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/31/25 at 3.970%, due on 04/02/26 with a maturity value of $1,010,146; collateralized by various Common Stock with an aggregate market value of $1,113,819	1,000,000	1,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $3,641,073; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $3,713,895	3,640,299	3,640,299
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $13,002,824; collateralized by various Common Stock with an aggregate market value of $14,446,037	13,000,000	13,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $2,000,443; collateralized by various Common Stock with an aggregate market value of $2,225,917	2,000,000	2,000,000
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $6,001,287; collateralized by various Common Stock with an aggregate market value of $6,689,263	6,000,000	6,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $11,002,359; collateralized by various Common Stock with an aggregate market value of $12,223,553	11,000,000	11,000,000
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $10,002,128; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 05/15/26 - 11/15/55, and an aggregate market value of $10,202,171	10,000,000	10,000,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/25 at 3.910%, due on 02/04/26 with a maturity value of $3,011,404; collateralized by various Common Stock with an aggregate market value of $3,333,695	3,000,000	3,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $300,061; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $306,000	300,000	300,000
See accompanying notes to financial statements.
BHFTI-134

Brighthouse Funds Trust I
Brighthouse Small Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (e)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $15,003,117; collateralized by various Common Stock with an aggregate market value of $16,503,429	15,000,000	$15,000,000
		84,940,299
Time Deposits—0.7%
Banco Santander SA
3.620%, 01/02/26	2,000,000	2,000,000
First Abu Dhabi Bank USA NV
3.590%, 01/02/26	1,000,000	1,000,000
National Bank of Canada
3.710%, OBFR + 0.070% 01/07/26 (g)	2,000,000	2,000,000
		5,000,000
Total Securities Lending Reinvestments (Cost $111,439,785)		111,440,110
Total Investments—115.4% (Cost $825,571,521)		851,023,148
Other assets and liabilities (net)—(15.4)%		(113,271,436)
Net Assets—100.0%		$737,751,712

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $172,338,657 and the collateral received consisted of cash in the amount of $111,425,229 and non-cash collateral with a value of $67,212,712. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2025, these securities represent 0.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(g)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$524,461,342	$0	$551,404,141
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(111,425,229)	$—	$—	$—	$(111,425,229)
Gross amount of recognized liabilities for securities lending transactions					$(111,425,229)
See accompanying notes to financial statements.
BHFTI-135

Brighthouse Funds Trust I
Brighthouse Small Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$712,169,075	$—	$—	$712,169,075
Total Escrow Shares*	—	—	0	0
Total Rights*	—	0	—	0
Total Short-Term Investments*	—	27,413,963	—	27,413,963
Securities Lending Reinvestments
Short-Term Investment Funds	16,000,000	—	—	16,000,000
Certificates of Deposit	—	4,000,627	—	4,000,627
Commercial Paper	—	1,499,184	—	1,499,184
Repurchase Agreements	—	84,940,299	—	84,940,299
Time Deposits	—	5,000,000	—	5,000,000
Total Securities Lending Reinvestments	16,000,000	95,440,110	—	111,440,110
Total Investments	$728,169,075	$122,854,073	$0	$851,023,148
Collateral for Securities Loaned (Liability)	$—	$(111,425,229)	$—	$(111,425,229)

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2025 is not presented.
See accompanying notes to financial statements.
BHFTI-136

Brighthouse Funds Trust I
Brighthouse Small Cap Value Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$851,023,148
Cash	1
Receivable for:
Investments sold	1,264,443
Fund shares sold	436
Dividends and interest	941,617
Prepaid expenses	2,545
Total Assets	853,232,190
Liabilities
Collateral for securities loaned	111,425,229
Payable for:
Investments purchased	2,975,026
Fund shares redeemed	104,809
Accrued Expenses:
Management fees	450,092
Distribution and service fees	64,683
Deferred trustees’ fees	250,955
Other expenses	209,684
Total Liabilities	115,480,478
Net Assets	$737,751,712
Net Assets Consist of:
Paid in surplus	$612,971,839
Distributable earnings (Accumulated losses)	124,779,873
Net Assets	$737,751,712
Net Assets
Class A	$438,269,197
Class B	299,482,515
Capital Shares Outstanding*
Class A	38,590,713
Class B	26,881,222
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.36
Class B	11.14

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $825,571,521.
(b)	Includes securities loaned at value of $172,338,657.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends	$14,987,694
Interest	675,798
Securities lending income	189,717
Total investment income	15,853,209
Expenses
Management fees	5,556,504
Administration fees	11,490
Custodian and accounting fees	72,702
Distribution and service fees—Class B	766,420
Audit and tax services	52,266
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	48,506
Insurance	6,757
Miscellaneous	16,219
Total expenses	6,641,449
Less management fee waiver	(271,915)
Less broker commission recapture	(17,687)
Net expenses	6,351,847
Net Investment Income	9,501,362
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	93,267,088
Net change in unrealized appreciation (depreciation) on investments	(125,103,699)
Net realized and unrealized gain (loss)	(31,836,611)
Net Increase (Decrease) in Net Assets From Operations	$(22,335,249)
See accompanying notes to financial statements.
BHFTI-137

Brighthouse Funds Trust I
Brighthouse Small Cap Value Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,501,362	$11,426,050
Net realized gain (loss)	93,267,088	109,844,096
Net change in unrealized appreciation (depreciation)	(125,103,699)	(44,340,464)
Increase (decrease) in net assets from operations	(22,335,249)	76,929,682
From Distributions to Shareholders
Class A	(70,123,498)	(41,606,617)
Class B	(48,770,291)	(28,327,046)
Total distributions	(118,893,789)	(69,933,663)
Increase (decrease) in net assets from capital share transactions	95,197,000	(162,130,415)
Total increase (decrease) in net assets	(46,032,038)	(155,134,396)
Net Assets
Beginning of period	783,783,750	938,918,146
End of period	$737,751,712	$783,783,750

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	1,561,048	$19,689,377	82,428	$1,151,674
Reinvestments	6,439,256	70,123,498	3,130,671	41,606,617
Redemptions	(1,615,967)	(19,143,192)	(12,454,202)	(182,814,974)
Net increase (decrease)	6,384,337	$70,669,683	(9,241,103)	$(140,056,683)
Class B
Sales	1,514,541	$17,877,243	532,789	$7,273,705
Reinvestments	4,557,971	48,770,291	2,164,022	28,327,046
Redemptions	(3,524,172)	(42,120,217)	(4,135,544)	(57,674,483)
Net increase (decrease)	2,548,340	$24,527,317	(1,438,733)	$(22,073,732)
Increase (decrease) derived from capital shares transactions		$95,197,000		$(162,130,415)
See accompanying notes to financial statements.
BHFTI-138

Brighthouse Funds Trust I
Brighthouse Small Cap Value Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$13.96	$14.05	$13.60	$19.25	$14.72
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.20	0.20	0.19	0.14
Net realized and unrealized gain (loss)	(0.67)	0.92	1.59	(2.70)	4.58
Total income (loss) from investment operations	(0.50)	1.12	1.79	(2.51)	4.72
Less Distributions
Distributions from net investment income	(0.20)	(0.22)	(0.18)	(0.16)	(0.18)
Distributions from net realized capital gains	(1.90)	(0.99)	(1.16)	(2.98)	(0.01)
Total distributions	(2.10)	(1.21)	(1.34)	(3.14)	(0.19)
Net Asset Value, End of Period	$11.36	$13.96	$14.05	$13.60	$19.25
Total Return (%) (b)	(2.92)	8.40	14.21	(12.90)	32.12 (c)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.79	0.79	0.78	0.77
Net ratio of expenses to average net assets (%) (d)	0.76	0.78	0.78	0.76	0.75
Ratio of net investment income (loss) to average net assets (%)	1.39	1.40	1.46	1.19	0.81
Portfolio turnover rate (%)	73	18	22	17	18
Net assets, end of period (in millions)	$438.3	$449.7	$582.4	$575.3	$799.1

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$13.73	$13.84	$13.41	$19.01	$14.55
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.16	0.16	0.15	0.10
Net realized and unrealized gain (loss)	(0.66)	0.90	1.57	(2.66)	4.52
Total income (loss) from investment operations	(0.53)	1.06	1.73	(2.51)	4.62
Less Distributions
Distributions from net investment income	(0.16)	(0.18)	(0.14)	(0.11)	(0.15)
Distributions from net realized capital gains	(1.90)	(0.99)	(1.16)	(2.98)	(0.01)
Total distributions	(2.06)	(1.17)	(1.30)	(3.09)	(0.16)
Net Asset Value, End of Period	$11.14	$13.73	$13.84	$13.41	$19.01
Total Return (%) (b)	(3.21)	8.10	13.95	(13.09)	31.77 (c)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.04	1.04	1.03	1.02
Net ratio of expenses to average net assets (%) (d)	1.01	1.03	1.03	1.01	1.00
Ratio of net investment income (loss) to average net assets (%)	1.13	1.17	1.22	0.96	0.57
Portfolio turnover rate (%)	73	18	22	17	18
Net assets, end of period (in millions)	$299.5	$334.1	$356.6	$341.2	$436.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
Includes gains from settlement of security litigations; excluding these gains, the total return for Class A and Class B would have been 31.92% and 31.56%, respectively for the year ended December 31,
2021.

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTI-139

Brighthouse Funds Trust I
Brighthouse/Artisan International Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—99.8% of Net Assets

Security Description	Shares	Value

Belgium — 2.5%
Elia Group SA	67,400	$8,690,108
UCB SA	42,316	11,802,658
		20,492,766
China — 7.5%
Contemporary Amperex Technology Co. Ltd. - Class A	401,630	21,026,230
Sieyuan Electric Co. Ltd. - Class A	429,144	9,461,436
Tencent Holdings Ltd.	213,300	16,344,590
Tencent Holdings Ltd. (ADR)	188,085	14,397,907
		61,230,163
Denmark — 3.6%
Danske Bank AS	410,280	20,466,921
NKT AS (a)	72,344	9,043,911
		29,510,832
France — 12.4%
Air Liquide SA	85,851	16,155,854
Airbus SE	33,680	7,812,187
AXA SA	264,938	12,742,139
BNP Paribas SA	213,367	20,189,977
Danone SA	101,212	9,132,300
Safran SA	46,823	16,293,514
SPIE SA	338,119	19,463,000
		101,788,971
Germany — 9.0%
Allianz SE	17,116	7,850,566
Deutsche Boerse AG	32,185	8,453,749
MTU Aero Engines AG	30,109	12,558,983
RWE AG	118,003	6,279,031
Siemens Healthineers AG	225,582	11,837,960
Symrise AG	98,834	7,997,720
Vonovia SE	666,326	19,211,623
		74,189,632
Greece — 1.2%
Piraeus Bank SA	1,212,232	9,637,515
Hong Kong — 3.2%
AIA Group Ltd.	1,744,600	17,919,647
Prudential PLC	552,517	8,524,924
		26,444,571
Italy — 2.3%
BFF Bank SpA (a)	850,005	9,440,382
Enel SpA	876,051	9,127,676
		18,568,058
Japan — 5.8%
Hitachi Ltd.	25,000	775,591
Japan Post Bank Co. Ltd.	528,200	7,428,605
Mitsubishi UFJ Financial Group, Inc.	809,500	12,855,104
Mitsui Fudosan Co. Ltd.	579,300	6,590,927
Nippon Sanso Holdings Corp.	206,133	6,155,261
Security Description	Shares	Value
Japan — (Continued)
SMC Corp.	15,100	$5,257,764
Tokyo Gas Co. Ltd.	206,935	8,182,407
		47,245,659
Netherlands — 0.9%
ASML Holding NV	4,482	4,790,882
Magnum Ice Cream Co. NV (a)	174,313	2,766,716
		7,557,598
Russia — 0.0%
Sberbank of Russia PJSC † (a) (b) (c)	5,306,492	0
Singapore — 0.1%
Singapore Technologies Engineering Ltd.	179,729	1,172,619
South Korea — 14.6%
Hanwha Aerospace Co. Ltd.	32,578	21,195,461
HD Hyundai Electric Co. Ltd.	11,626	6,255,309
Hyosung Heavy Industries Corp.	7,035	8,605,976
Korea Electric Power Corp. (a)	435,654	14,159,838
LIG Nex1 Co. Ltd.	92,402	26,819,889
LS Electric Co. Ltd.	75,205	23,686,655
MNC Solution Co. Ltd. (a)	17,461	1,726,012
Samsung Electronics Co. Ltd.	174,265	14,523,994
Samsung Electronics Co. Ltd. (GDR)	1,303	2,664,634
		119,637,768
Spain — 0.6%
Aena SME SA	128,732	3,603,705
CaixaBank SA	144,118	1,760,003
		5,363,708
Switzerland — 8.2%
Medacta Group SA	39,027	7,679,189
SGS SA	112,043	12,845,105
UBS Group AG	1,004,105	46,416,824
		66,941,118
Taiwan — 4.0%
Lotes Co. Ltd.	266,000	10,908,715
Taiwan Semiconductor Manufacturing Co. Ltd.	441,000	21,544,340
		32,453,055
United Kingdom — 22.2%
3i Group PLC	165,894	7,217,612
Babcock International Group PLC	1,021,910	17,010,011
Balfour Beatty PLC	274,910	2,622,163
HSBC Holdings PLC	739,839	11,589,821
J Sainsbury PLC	3,509,347	15,465,925
Lloyds Banking Group PLC	12,600,703	16,605,727
Melrose Industries PLC	2,377,830	18,707,806
National Grid PLC	2,385,514	36,763,441
RELX PLC	47,082	1,904,385
SSE PLC	454,229	13,319,061
Tesco PLC	5,053,805	30,089,755
See accompanying notes to financial statements.
BHFTI-140

Brighthouse Funds Trust I
Brighthouse/Artisan International Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares/ Principal Amount*	Value
United Kingdom — (Continued)
Unilever PLC	171,081	$11,185,508
		182,481,215
United States — 1.7%
CRH PLC	93,996	11,730,701
Nestle SA	20,407	2,028,321
		13,759,022
Total Common Stocks (Cost $673,241,912)		818,474,270

Short-Term Investments—0.2%
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26 with a maturity value of $1,637,388; collateralized by U.S. Treasury Note at 4.500%, maturing 05/15/27, with a market value of $1,670,049	1,637,161	1,637,161
Total Short-Term Investments (Cost $1,637,161)		1,637,161
Total Investments—100.0% (Cost $674,879,073)		820,111,431
Other assets and liabilities (net)—0.0%		244,590
Net Assets—100.0%		$820,356,021

*	Principal amount stated in U.S. dollars unless otherwise noted.
†
Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2025, the market value of restricted securities was $0, which is
0.0% of net assets. See  details shown in the Restricted Securities table that follows.

(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2025, these securities represent 0.0% of net assets.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Ten Largest Industries as of December 31, 2025 (Unaudited)	% of Net Assets
Aerospace & Defense	14.8
Banks	12.3
Electrical Equipment	9.5
Capital Markets	7.6
Insurance	5.7
Consumer Staples Distribution & Retail	5.6
Electric Utilities	5.5
Multi-Utilities	4.5
Interactive Media & Services	3.7
Chemicals	3.7

Restricted Securities	Acquisition Date	Shares	Cost	Value
Sberbank of Russia PJSC	09/16/21-02/11/22	5,306,492	$22,350,736	$0
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$902,685,849	$0	$1,101,528,807
See accompanying notes to financial statements.
BHFTI-141

Brighthouse Funds Trust I
Brighthouse/Artisan International Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$20,492,766	$—	$20,492,766
China	14,397,907	46,832,256	—	61,230,163
Denmark	—	29,510,832	—	29,510,832
France	—	101,788,971	—	101,788,971
Germany	—	74,189,632	—	74,189,632
Greece	—	9,637,515	—	9,637,515
Hong Kong	—	26,444,571	—	26,444,571
Italy	—	18,568,058	—	18,568,058
Japan	—	47,245,659	—	47,245,659
Netherlands	2,766,716	4,790,882	—	7,557,598
Russia	—	—	0	0
Singapore	—	1,172,619	—	1,172,619
South Korea	—	119,637,768	—	119,637,768
Spain	—	5,363,708	—	5,363,708
Switzerland	—	66,941,118	—	66,941,118
Taiwan	—	32,453,055	—	32,453,055
United Kingdom	—	182,481,215	—	182,481,215
United States	11,730,701	2,028,321	—	13,759,022
Total Common Stocks	28,895,324	789,578,946	0	818,474,270
Total Short-Term Investments*	—	1,637,161	—	1,637,161
Total Investments	$28,895,324	$791,216,107	$0	$820,111,431

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2025 is not presented.
See accompanying notes to financial statements.
BHFTI-142

Brighthouse Funds Trust I
Brighthouse/Artisan International Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a)	$820,111,431
Cash denominated in foreign currencies (b)	366,792
Receivable for:
Investments sold	2,557,572
Dividends and interest	4,005,657
Prepaid expenses	3,028
Total Assets	827,044,480
Liabilities
Payable for:
Investments purchased	5,265,558
Fund shares redeemed	330,203
Accrued Expenses:
Management fees	519,484
Distribution and service fees	59
Deferred trustees’ fees	210,058
Other expenses	363,097
Total Liabilities	6,688,459
Net Assets	$820,356,021
Net Assets Consist of:
Paid in surplus	$514,042,355
Distributable earnings (Accumulated losses)	306,313,666
Net Assets	$820,356,021
Net Assets
Class A	$820,077,167
Class B	278,854
Capital Shares Outstanding*
Class A	64,574,453
Class B	22,002
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.70
Class B	12.67

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $674,879,073.
(b)	Identified cost of cash denominated in foreign currencies was $366,734.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$18,946,572
Interest	530,134
Securities lending income	107,571
Total investment income	19,584,277
Expenses
Management fees	6,229,525
Administration fees	52,740
Custodian and accounting fees	146,873
Distribution and service fees—Class B	641
Audit and tax services	57,672
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	19,131
Insurance	7,593
Miscellaneous	26,144
Total expenses	6,650,904
Less management fee waiver	(40,418)
Net expenses	6,610,486
Net Investment Income	12,973,791
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	150,940,032
Foreign currency transactions	117,272
Net realized gain (loss)	151,057,304
Net change in unrealized appreciation (depreciation) on:
Investments	98,885,181
Foreign currency transactions	383,961
Net change in unrealized appreciation (depreciation)	99,269,142
Net realized and unrealized gain (loss)	250,326,446
Net Increase (Decrease) in Net Assets From Operations	$263,300,237

(a)	Net of foreign withholding taxes of $1,753,362.
See accompanying notes to financial statements.
BHFTI-143

Brighthouse Funds Trust I
Brighthouse/Artisan International Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,973,791	$9,968,453
Net realized gain (loss)	151,057,304	145,019,692
Net change in unrealized appreciation (depreciation)	99,269,142	(57,838,708)
Increase (decrease) in net assets from operations	263,300,237	97,149,437
From Distributions to Shareholders
Class A	(146,558,193)	(10,251,956)
Class B	(44,950)	(2,295)
Total distributions	(146,603,143)	(10,254,251)
Increase (decrease) in net assets from capital share transactions	(126,389,292)	(175,796,494)
Total increase (decrease) in net assets	(9,692,198)	(88,901,308)
Net Assets
Beginning of period	830,048,219	918,949,527
End of period	$820,356,021	$830,048,219

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	50,766	$646,188	7,230	$80,634
Reinvestments	12,733,118	146,558,193	915,353	10,251,956
Redemptions	(21,839,682)	(273,619,699)	(16,610,076)	(186,087,488)
Net increase (decrease)	(9,055,798)	$(126,415,318)	(15,687,493)	$(175,754,898)
Class B
Sales	27	$315	99	$1,100
Reinvestments	3,909	44,950	205	2,295
Redemptions	(1,563)	(19,239)	(3,955)	(44,991)
Net increase (decrease)	2,373	$26,026	(3,651)	$(41,596)
Increase (decrease) derived from capital shares transactions		$(126,389,292)		$(175,796,494)
See accompanying notes to financial statements.
BHFTI-144

Brighthouse Funds Trust I
Brighthouse/Artisan International Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.27	$10.29	$9.14	$14.01	$13.03
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.12	0.11	0.17	0.11
Net realized and unrealized gain (loss)	3.69	0.99	1.21	(2.96)	1.03
Total income (loss) from investment operations	3.88	1.11	1.32	(2.79)	1.14
Less Distributions
Distributions from net investment income	(0.18)	(0.13)	(0.17)	(0.11)	(0.08)
Distributions from net realized capital gains	(2.27)	0.00	0.00	(1.97)	(0.08)
Total distributions	(2.45)	(0.13)	(0.17)	(2.08)	(0.16)
Net Asset Value, End of Period	$12.70	$11.27	$10.29	$9.14	$14.01
Total Return (%) (b)	36.73	10.77	14.60	(19.10)	8.70
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.80	0.81	0.79	0.80
Net ratio of expenses to average net assets (%) (c)	0.80	0.79	0.80	0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	1.56	1.10	1.12	1.68	0.82
Portfolio turnover rate (%)	112	88	82	50	61
Net assets, end of period (in millions)	$820.1	$829.8	$918.7	$926.4	$1,236.8

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.25	$10.27	$9.13	$13.97	$13.00
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15	0.10	0.09	0.14	0.08
Net realized and unrealized gain (loss)	3.69	0.98	1.20	(2.94)	1.02
Total income (loss) from investment operations	3.84	1.08	1.29	(2.80)	1.10
Less Distributions
Distributions from net investment income	(0.15)	(0.10)	(0.15)	(0.07)	(0.05)
Distributions from net realized capital gains	(2.27)	0.00	0.00	(1.97)	(0.08)
Total distributions	(2.42)	(0.10)	(0.15)	(2.04)	(0.13)
Net Asset Value, End of Period	$12.67	$11.25	$10.27	$9.13	$13.97
Total Return (%) (b)	36.35	10.53	14.22	(19.27)	8.41
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	1.05	1.06	1.04	1.05
Net ratio of expenses to average net assets (%) (c)	1.05	1.04	1.05	1.03	1.03
Ratio of net investment income (loss) to average net assets (%)	1.25	0.86	0.87	1.42	0.57
Portfolio turnover rate (%)	112	88	82	50	61
Net assets, end of period (in millions)	$0.3	$0.2	$0.2	$0.2	$0.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTI-145

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (a)—90.7% of Net Assets

Security Description	Principal Amount*	Value

Advertising — 0.5%
Neptune Bidco U.S., Inc.
2022 USD Term Loan B, 9.027%, 3M TSFR + 5.000%, 04/11/29	1,355,051	$1,342,347
Planet U.S. Buyer LLC
2024 Term Loan B, 6.822%, 3M TSFR + 3.000%, 02/07/31	1,206,625	1,215,926
		2,558,273
Aerospace/Defense — 1.7%
Air Comm Corp. LLC
2025 Delayed Draw Term Loan, 12/11/31 (b)	68,077	68,332
2025 Term Loan, 6.440% - 6.572%, 3M TSFR + 2.750%, 12/11/31 (c)	1,396,502	1,402,611
BG MS U.S. Holding LLC
Term Loan B, 8.422%, 3M TSFR + 4.750%, 10/22/32	825,000	828,094
Kaman Corp.
2025 Delayed Draw Term Loan, 6.427%, 3M TSFR + 2.500%, 02/26/32 (b)	129,248	129,927
2025 Term Loan B, 6.322% - 6.544%, 3M TSFR + 2.500%, 6M TSFR + 2.500%, 02/26/32 (c)	1,363,836	1,370,996
Novaria Holdings LLC
2024 Term Loan B, 6.966%, 1M TSFR + 3.250%, 06/06/31	197,510	197,880
TransDigm, Inc.
2023 Term Loan J, 6.216%, 1M TSFR + 2.500%, 02/28/31	3,019,057	3,033,588
2025 Term Loan K, 5.966%, 1M TSFR + 2.250%, 03/22/30	1,585,205	1,591,479
		8,622,907
Agriculture — 0.2%
A-AG U.S. GSI Bidco, Inc.
Term Loan B, 8.672%, 3M TSFR + 5.000%, 10/31/31	496,250	496,871
Alltech, Inc.
2025 Term Loan, 8.081%, 1M TSFR + 4.250%, 08/13/30	478,657	482,247
		979,118
Airlines — 0.6%
American Airlines, Inc.
2025 Term Loan, 6.134%, 3M TSFR + 2.250%, 04/20/28	646,750	648,690
Vista Management Holding, Inc.
2025 Term Loan B, 7.735%, 3M TSFR + 3.750%, 04/01/31	1,039,500	1,050,870
WestJet Loyalty LP
Term Loan B, 6.922%, 3M TSFR + 3.250%, 02/14/31	1,479,968	1,488,140
		3,187,700
Apparel — 0.8%
ABG Intermediate Holdings 2 LLC
2024 1st Lien Term Loan B, 5.966%, 1M TSFR + 2.250%, 12/21/28	1,237,280	1,241,147
2025 Delayed Draw Term Loan, 5.966%, 1M TSFR + 2.250%, 02/13/32	570,688	571,829
Beach Acquisition Bidco LLC
USD Term Loan B, 6.922%, 3M TSFR + 3.250%, 09/12/32	1,000,000	1,009,583
Varsity Brands, Inc.
2025 1st Lien Term Loan, 6.672%, 3M TSFR + 3.000%, 08/26/31	1,492,500	1,499,262
		4,321,821
Security Description	Principal Amount*	Value
Auto Parts & Equipment — 1.0%
Adient U.S. LLC
2024 Term Loan B2, 5.966%, 1M TSFR + 2.250%, 01/31/31	659,749	$663,099
Autokiniton U.S. Holdings, Inc.
2024 Term Loan B, 7.831%, 1M TSFR + 4.000%, 04/06/28	672,283	667,450
Clarios Global LP
2024 USD Term Loan B, 6.216%, 1M TSFR + 2.500%, 05/06/30	2,295,996	2,304,893
DexKo Global, Inc.
2021 USD Term Loan B, 7.581%, 1M TSFR + 3.750%, 10/04/28	418,575	416,333
First Brands Group LLC
2025 DIP Term Loan, 5.393%, 1M TSFR + 1.550%, 8.450% PIK, 06/29/26 (d)	96,018	20,404
Garrett LX I SARL
2025 USD Term Loan B, 5.840%, 3M TSFR + 2.000%, 01/30/32	589,241	591,451
RealTruck Group, Inc.
2023 Incremental Term Loan, 8.831%, 1M TSFR + 5.000%, 01/31/28	687,750	539,884
		5,203,514
Banks — 0.1%
Walker & Dunlop, Inc.
2025 Term Loan B, 5.734%, 1M TSFR + 2.000%, 03/14/32	669,938	674,125
Beverages — 1.0%
Arterra Wines Canada, Inc.
2020 Term Loan, 7.434%, 3M TSFR + 3.500%, 11/24/27	877,651	867,777
City Brewing Co. LLC
2025 PIK First Out Term Loan, 10.822%, 3M TSFR + 7.000%, 09/30/30	126,930	52,041
Primo Brands Corp.
2025 Term Loan B, 5.922%, 3M TSFR + 2.250%, 03/31/28	3,160,392	3,171,365
Sazerac Co., Inc.
Term Loan B, 6.500%, 1M TSFR + 2.500%, 07/09/32	897,750	900,219
		4,991,402
Building Materials — 2.1%
Chamberlain Group, Inc.
2025 Term Loan B, 6.466%, 1M TSFR + 2.750%, 09/08/32	1,944,176	1,951,012
Cornerstone Building Brands, Inc.
2024 Term Loan B, 8.250%, 1M TSFR + 4.500%, 05/15/31	895,625	647,089
CP Iris Holdco I, Inc.
2025 Delayed Draw Term Loan, 10/27/32 (b)	104,396	103,960
2025 Term Loan, 7.716%, 1M TSFR + 4.000%, 10/27/32	845,604	842,081
EMRLD Borrower LP
2024 Term Loan B, 6.122%, 6M TSFR + 2.250%, 08/04/31	540,664	542,455
Icebox Holdco III, Inc.
2021 1st Lien Term Loan, 6.922%, 3M TSFR + 3.250%, 12/22/31	1,383,524	1,398,050
Knife River HoldCo
Term Loan, 5.738%, 3M TSFR + 2.000%, 03/08/32	223,312	224,708
Oscar AcquisitionCo LLC
Term Loan B, 7.922%, 3M TSFR + 4.250%, 04/29/29	802,947	579,556
PHRG Intermediate LLC
2025 Term Loan B, 7.672%, 3M TSFR + 4.000%, 02/20/32	895,500	893,261
See accompanying notes to financial statements.
BHFTI-146

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (a)—(Continued)
Security Description	Principal Amount*	Value
Building Materials—(Continued)
Quikrete Holdings, Inc.
2024 Term Loan B2, 5.966%, 1M TSFR + 2.250%, 03/19/29	704,920	$708,269
2025 Term Loan B, 5.966%, 1M TSFR + 2.250%, 02/10/32	839,884	843,454
2025 Term Loan B1, 5.966%, 1M TSFR + 2.250%, 04/14/31	2,060,935	2,069,469
		10,803,364
Chemicals — 3.0%
A-AP Buyer, Inc.
Term Loan B, 6.466%, 1M TSFR + 2.750%, 09/09/31	470,250	472,601
Axalta Coating Systems U.S. Holdings, Inc.
2024 Term Loan B7, 5.422%, 3M TSFR + 1.750%, 12/20/29	440,486	442,276
Chemours Co.
2025 Term Loan B, 10/15/32 (e)	1,300,000	1,288,083
Discovery Purchaser Corp.
Term Loan, 7.607%, 3M TSFR + 3.750%, 10/04/29	1,584,314	1,525,694
ECO Services Operations Corp.
2024 Term Loan B, 5.840%, 3M TSFR + 2.000%, 06/12/31	302,022	302,730
Fortis 333, Inc.
USD Term Loan B, 03/29/32 (e)	1,000,000	992,083
Ineos U.S. Finance LLC
2023 USD Term Loan B, 6.966%, 1M TSFR + 3.250%, 02/18/30	1,713,712	1,411,670
2024 USD 1st Lien Term Loan B, 6.716%, 1M TSFR + 3.000%, 02/07/31	1,012,005	817,194
Lonza Group AG
USD Term Loan B, 7.697%, 3M TSFR + 3.930%, 07/03/28	1,056,126	929,171
Natgasoline LLC
2025 Term Loan B, 9.216%, 1M TSFR + 5.500%, 03/29/30	490,625	495,531
Nouryon Finance BV
2024 USD Term Loan B1, 7.036%, 6M TSFR + 3.250%, 04/03/28	739,512	741,361
2024 USD Term Loan B2, 7.162%, 3M TSFR + 3.250%, 04/03/28	661,580	664,061
Olympus Water U.S. Holding Corp.
2024 USD Term Loan, 6.672%, 3M TSFR + 3.000%, 06/20/31	2,612,910	2,593,721
Paint Intermediate III LLC
2024 Term Loan B, 6.870%, 3M TSFR + 3.000%, 10/09/31	896,063	900,169
Tronox Finance LLC
2024 1st Lien Term Loan B, 6.172% - 6.216%, 1M TSFR + 2.500%, 3M TSFR + 2.500%, 09/30/31 (c)	1,760,220	1,344,368
W.R. Grace & Co.-Conn.
2025 Term Loan B, 6.689%, 3M TSFR + 3.000%, 08/19/32	598,500	599,622
		15,520,335
Coal — 0.1%
Oxbow Carbon LLC
2023 Term Loan B, 7.216%, 1M TSFR + 3.500%, 05/10/30	529,456	531,442
Commercial Services — 9.1%
AEA International Holdings Luxembourg SARL
2024 USD Term Loan B, 6.422%, 3M TSFR + 2.750%, 09/07/28	1,314,583	1,322,799
Albion Financing 3 SARL
2025 USD Term Loan, 6.868%, 3M TSFR + 3.000%, 05/21/31	1,933,813	1,949,525
Allied Universal Holdco LLC
2025 USD Term Loan B, 6.966%, 1M TSFR + 3.250%, 08/20/32	1,995,000	2,007,219
Security Description	Principal Amount*	Value
Commercial Services—(Continued)
American Residential Services LLC
2025 Term Loan B, 6.422%, 3M TSFR + 2.750%, 02/02/32	822,932	$828,076
Amspec Parent LLC
2025 Term Loan, 7.172%, 3M TSFR + 3.500%, 12/22/31	1,593,467	1,601,435
APFS Staffing Holdings, Inc.
2021 Term Loan, 7.966% - 8.072%, 1 M TSFR +4.250%, 3M TSFR + 4.250%, 12/29/28 (c)	263,893	239,235
Astro Acquisition LLC
2025 Term Loan B, 7.122%, 6M TSFR + 3.250%, 08/30/32	598,500	603,986
Avis Budget Car Rental LLC
2025 Term Loan B, 6.216%, 1M TSFR + 2.500%, 07/16/32	298,500	298,127
Belfor Holdings, Inc.
2025 USD Term Loan B, 6.466%, 1M TSFR + 2.750%, 11/01/30	541,557	545,618
Camelot U.S. Acquisition LLC
2024 Term Loan B, 6.466%, 1M TSFR + 2.750%, 01/31/31	1,490,387	1,473,620
CCRR Parent, Inc.
Term Loan B, 8.334%, 3M TSFR + 4.250%, 03/06/28	1,472,367	478,519
Citrin Cooperman Advisors LLC
2025 Term Loan B, 6.672%, 3M TSFR + 3.000%, 04/01/32	1,271,812	1,278,172
CohnReznick LLP
Delayed Draw Term Loan, 03/31/32 (b)	126,579	127,212
Term Loan, 7.172%, 3M TSFR + 3.500%, 03/31/32	794,547	798,520
Corp. Service Co.
Term Loan B, 5.716%, 1M TSFR + 2.000%, 11/02/29	478,859	479,457
Creative Artists Agency LLC
2025 Repriced Term Loan B, 6.216%, 1M TSFR + 2.500%, 10/01/31	1,739,765	1,748,464
EAB Global, Inc.
2021 Term Loan, 6.716%, 1M TSFR + 3.000%, 08/16/30	929,516	829,787
Employbridge Holding Co.
2025 First Out Term Loan, 9.172%, 3M TSFR + 5.500%, 01/19/30	933,808	724,868
2025 Second Out Term Loan, 8.684%, 3M TSFR + 4.750%, 01/19/30	1,470,860	297,849
Ensemble RCM LLC
2024 Term Loan B, 6.840%, 3M TSFR + 3.000%, 08/01/29	2,401,122	2,416,129
First Advantage Holdings LLC
2025 Repriced Term Loan B, 6.466%, 1M TSFR + 2.750%, 10/31/31	1,272,234	1,262,095
Fleet Midco I Ltd.
2024 1st Lien Term Loan B, 6.792%, 6M TSFR + 2.500%, 02/21/31	174,562	175,654
Foundational Education Group, Inc.
1st Lien Term Loan, 7.852%, 3M TSFR + 3.750%, 08/31/28	576,000	533,880
Fugue Finance BV
2025 Repriced Term Loan, 01/09/32 (e)	500,000	501,875
Garda World Security Corp.
2025 Term Loan B, 6.750%, 1M TSFR + 3.000%, 02/01/29	2,758,695	2,774,213
Grant Thornton Advisors LLC
2025 Term Loan B, 6.466%, 1M TSFR + 2.750%, 06/02/31	2,173,229	2,179,568
Heron Bidco LLC
Term Loan B, 7.738%, 3M TSFR + 4.000%, 12/10/32	750,000	744,844
Hertz Corp.
2021 Term Loan B, 7.331%, 1M TSFR + 3.500%, 06/30/28	200,869	170,989
2021 Term Loan C, 7.331%, 1M TSFR + 3.500%, 06/30/28	39,640	33,149
See accompanying notes to financial statements.
BHFTI-147

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (a)—(Continued)
Security Description	Principal Amount*	Value
Commercial Services—(Continued)
Hertz Corp.
2023 Incremental Term Loan B, 7.466%, 1M TSFR + 3.750%, 06/30/28	528,926	$440,992
Highspring Holdings LLC
2022 Term Loan, 8.822%, 3M TSFR + 5.000%, 01/22/29	635,815	519,779
KUEHG Corp.
2025 Term Loan, 6.422%, 3M TSFR + 2.750%, 06/12/30	1,219,451	1,187,441
Lernen Bidco Ltd.
2025 USD Term Loan B3, 7.410%, 6M TSFR + 3.500%, 10/27/31	519,770	521,719
Mavis Tire Express Services Corp.
2025 Repriced Term Loan, 6.716%, 1M TSFR + 3.000%, 05/04/28	1,493,731	1,500,889
Monitronics International, Inc.
2023 Exit Term Loan, 11.434% - 11.478%, 1M TSFR + 7.500%, 3M TSFR + 7.500%, 06/30/28 (c)	750,335	754,087
NAB Holdings LLC
2025 Repriced Term Loan B, 6.172%, 3M TSFR + 2.500%, 11/23/28	913,009	875,157
Nuvei Technologies Corp.
2025 Repriced Term Loan B, 6.216%, 1M TSFR + 2.500%, 11/17/31	1,516,069	1,519,453
PAREXEL International Corp.
2025 Repriced Term Loan B, 6.466%, 1M TSFR + 2.750%, 12/12/31	387,437	389,132
PG Investment Co. 59 SARL
2025 Repriced Term Loan B, 5.922%, 3M TSFR + 2.250%, 03/26/31	1,386,833	1,394,345
Prime Security Services Borrower LLC
2024 1st Lien Term Loan B, 6.129%, 6M TSFR + 2.000%, 10/13/30	820,452	822,631
Raven Acquisition Holdings LLC
Delayed Draw Term Loan, 11/19/31 (b)	89,181	89,586
Term Loan B, 6.716%, 1M TSFR + 3.000%, 11/19/31	1,239,178	1,244,792
SCUR-Alpha 1503 GmbH
USD Term Loan B1, 9.340%, 3M TSFR + 5.500%, 03/29/30	1,063,496	991,045
Shift4 Payments LLC
2025 Term Loan, 6.172%, 3M TSFR + 2.500%, 06/30/32	224,437	225,981
Spin Holdco, Inc.
2021 Term Loan, 8.022%, 3M TSFR + 4.000%, 03/04/28	2,040,466	1,566,482
Spring Education Group, Inc.
Term Loan, 6.922%, 3M TSFR + 3.250%, 10/04/30	343,000	345,466
TMF Group Holding BV
2025 USD Term Loan B, 6.687%, 3M TSFR + 2.750%, 05/03/28	392,050	394,500
Trans Union LLC
2024 Term Loan B9, 5.466%, 1M TSFR + 1.750%, 06/24/31	1,621,844	1,626,800
Wand NewCo 3, Inc.
2025 Repriced Term Loan B, 6.216%, 1M TSFR + 2.500%, 01/30/31	1,631,314	1,635,562
WEX, Inc.
2024 Term Loan B2, 5.466%, 1M TSFR + 1.750%, 03/31/28	912,776	915,873
		47,386,596
Computers — 3.0%
Clover Holdings 2 LLC
Term Loan B, 7.772%, 1M TSFR + 4.000%, 12/09/31	2,238,750	2,241,898
Security Description	Principal Amount*	Value
Computers—(Continued)
Foundever Group SA
2025 USD Steerco CoOp Term Loan, 7.758%, 3M TSFR + 3.750%, 08/28/28	992,577	$645,175
Imprivata, Inc.
2025 Term Loan B, 6.672%, 3M TSFR + 3.000%, 12/01/27	2,038,152	2,050,573
McAfee LLC
2024 USD 1st Lien Term Loan B, 6.716%, 1M TSFR + 3.000%, 03/01/29	1,480,455	1,371,888
NCR Atleos LLC
2025 Term Loan B, 6.701%, 3M TSFR + 3.000%, 04/16/29	992,000	994,274
Nielsen Consumer, Inc.
2025 USD 1st Lien Term Loan, 5.966%, 1M TSFR + 2.250%, 10/31/30	1,119,375	1,123,573
Synechron, Inc.
Term Loan B, 7.572%, 3M TSFR + 3.750%, 10/03/31	1,117,809	1,115,015
Tempo Acquisition LLC
2025 Repriced Term Loan B, 5.466%, 1M TSFR + 1.750%, 08/31/28	726,620	701,188
Trio Bidco LLC
2025 Delayed Draw Term Loan, 10/29/32 (b)	88,095	88,426
2025 Term Loan B, 7.672%, 3M TSFR + 4.000%, 10/29/32	836,905	840,043
Verifone Systems, Inc.
2025 Term Loan, 9.352%, 3M TSFR + 5.250%, 08/18/28	586,221	557,368
Vision Solutions, Inc.
2021 Incremental Term Loan, 8.102%, 3M TSFR + 4.000%, 04/24/28	1,299,325	1,209,996
X Corp.
Term Loan, 10.448%, 3M TSFR + 6.500%, 10/26/29	2,694,302	2,652,925
		15,592,342
Cosmetics/Personal Care — 0.6%
Conair Holdings LLC
Term Loan B, 7.581%, 1M TSFR + 3.750%, 05/17/28	1,151,727	574,904
Journey Personal Care Corp.
2024 Term Loan B, 7.466%, 1M TSFR + 3.750%, 03/01/28	816,187	810,066
Opal Bidco SAS
USD Term Loan B4, 6.686%, 3M TSFR + 3.000%, 04/28/32	1,995,000	2,009,962
		3,394,932
Distribution/Wholesale — 1.5%
Core & Main LP
2024 Term Loan D, 5.690%, 3M TSFR + 2.000%, 07/27/28	1,899,381	1,907,691
2024 Term Loan E, 5.690%, 3M TSFR + 2.000%, 02/09/31	591,216	593,433
Gates Global LLC
2024 Term Loan B5, 5.466%, 1M TSFR + 1.750%, 06/04/31	1,318,687	1,323,723
Gloves Buyer, Inc.
2025 Term Loan, 7.716%, 1M TSFR + 4.000%, 05/21/32	1,950,000	1,943,906
Jennmar Intermediate III LLC
Term Loan B, 8.734%, 3M TSFR + 5.000%, 12/16/30	650,000	646,750
Windsor Holdings III LLC
2025 USD Term Loan B, 6.466%, 1M TSFR + 2.750%, 08/01/30	1,173,515	1,179,017
		7,594,520
See accompanying notes to financial statements.
BHFTI-148

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (a)—(Continued)
Security Description	Principal Amount*	Value
Diversified Financial Services — 5.4%
Accelya Lux Finco SARL
2025 Term Loan B, 8.922%, 3M TSFR + 5.250%, 10/01/32	711,000	$710,111
Advisor Group, Inc.
2025 Term Loan, 6.595%, 6M TSFR + 3.000%, 07/30/32	1,632,897	1,642,082
AllSpring Buyer LLC
2024 Term Loan B, 6.688%, 3M TSFR + 3.000%, 11/01/30	1,293,484	1,302,053
Aretec Group, Inc.
2025 Repriced Term Loan, 6.716%, 1M TSFR + 3.000%, 08/09/30	1,068,277	1,073,451
Astra Acquisition Corp.
2024 New Money Term Loan A, 02/25/28 (f)	674,962	121,493
2024 Term Loan B, 10/25/28 (f)	948,151	3,627
2025 DIP Delayed Draw Term Loan, 12.627%, 3M TSFR + 8.750%, 04/01/26 (b)	90,055	90,505
2025 Term Loan, 12.735%, 3M TSFR + 8.750%, 04/01/26	37,574	37,762
Avolon TLB Borrower 1 U.S. LLC
2023 Term Loan B6, 5.484%, 1M TSFR + 1.750%, 06/24/30	1,027,457	1,035,163
Blackhawk Network Holdings, Inc.
2025 Term Loan B, 7.672%, 3M TSFR + 4.000%, 03/12/29	748,111	752,720
Citco Funding LLC
2024 Term Loan B, 6.511%, 1M TSFR + 2.750%, 04/27/28	757,624	763,661
CPI Holdco B LLC
2025 Add-on Term Loan B, 5.716%, 1M TSFR + 2.000%, 05/19/31	2,197,187	2,205,884
Edelman Financial Center LLC
2024 Term Loan, 6.716%, 1M TSFR + 3.000%, 04/07/28	1,679,407	1,690,353
Fiserv Investment Solutions, Inc.
2020 Term Loan B, 7.889%, 3M TSFR + 4.000%, 02/18/27	472,500	468,366
Focus Financial Partners LLC
2025 Incremental Term Loan B, 6.216%, 1M TSFR + 2.500%, 09/15/31	2,456,450	2,463,552
Guggenheim Partners LLC
2024 Term Loan B, 6.172%, 3M TSFR + 2.500%, 11/26/31	1,331,921	1,338,996
HighTower Holdings LLC
2025 1st Lien Term Loan B, 6.651%, 3M TSFR + 2.750%, 02/03/32	2,211,387	2,219,680
Kestra Advisor Services Holdings A, Inc.
2024 Repriced Term Loan, 6.716%, 1M TSFR + 3.000%, 03/22/31	816,012	818,562
Mariner Wealth Advisors LLC
2025 Repriced Term Loan B, 5.936%, 3M TSFR + 2.250%, 12/31/30	1,951,217	1,965,038
Mermaid Bidco, Inc.
2024 USD Term Loan B, 7.151%, 3M TSFR + 3.250%, 07/03/31	1,983,531	1,990,969
OID-OL Intermediate I LLC
Term Loan 1, 9.840%, 3M TSFR + 6.000%, 02/01/29	109,739	113,031
Term Loan 2, 8.240%, 3M TSFR + 4.250%, 02/01/29	448,477	376,440
Orion Advisor Solutions, Inc.
2025 Repriced Term Loan, 7.110%, 3M TSFR + 3.250%, 09/24/30	1,216,960	1,227,609
Orion U.S. Finco, Inc.
1st Lien Term Loan, 7.427%, 3M TSFR + 3.500%, 10/08/32	975,000	980,687
Pretzel Parent, Inc.
2024 Term Loan B, 8.216%, 1M TSFR + 4.500%, 10/01/31	967,687	959,220
Security Description	Principal Amount*	Value
Diversified Financial Services—(Continued)
Saphilux SARL
2025 USD Repriced Term Loan, 6.730% - 6.910%, 3M TSFR + 3.000%, 6M TSFR + 3.000%, 07/18/28 (c)	995,000	$1,002,463
Victory Capital Holdings, Inc.
2025 Term Loan, 5.672%, 3M TSFR + 2.000%, 09/23/32	997,500	1,004,233
		28,357,711
Electric — 2.1%
Calpine Corp.
2024 Term Loan B5, 5.466%, 1M TSFR + 1.750%, 02/15/32	1,424,263	1,425,821
Invenergy Thermal Operating I LLC
2025 Term Loan B, 6.410%, 3M TSFR + 2.750%, 05/17/32	1,371,268	1,388,409
2025 Term Loan C, 6.410%, 3M TSFR + 2.750%, 05/17/32	90,161	91,288
Kohler Energy Co. LLC
USD Term Loan B, 7.422%, 3M TSFR + 3.750%, 05/01/31	2,129,581	2,145,553
Lightning Power LLC
Term Loan B, 5.966%, 1M TSFR + 2.250%, 08/18/31	1,975,000	1,987,960
MRP Buyer LLC
Delayed Draw Term Loan, 6.922%, 3M TSFR + 3.250%, 06/04/32 (b)	219,829	218,662
Term Loan, 6.922%, 3M TSFR + 3.250%, 06/04/32	1,725,514	1,716,348
Talen Energy Supply LLC
2024-1 Incremental Term Loan, 6.353%, 3M TSFR + 2.500%, 12/15/31	1,980,000	1,991,668
		10,965,709
Electrical Components & Equipment — 0.7%
Creation Technologies, Inc.
2021 Term Loan, 9.696%, 3M TSFR + 5.500%, 10/05/28	1,061,500	1,062,827
Energizer Holdings, Inc.
2025 Term Loan B, 5.734%, 1M TSFR + 2.000%, 03/19/32	1,558,111	1,562,006
Range Red Operating, Inc.
First Out Term Loan, 11.989%, 3M TSFR + 8.000%, 10/01/29 (g) (h)	197,753	158,202
Second Out Term Loan, 11.989%, 3M TSFR + 8.000%, 10/01/29 (g) (h)	829,545	663,636
		3,446,671
Electronics — 0.7%
LSF12 Crown U.S. Commercial Bidco LLC
2025 Term Loan B, 7.373%, 1M TSFR + 3.500%, 12/02/31	1,991,628	2,007,810
MV Holding GmbH
2025 USD Term Loan B, 5.721%, 1M TSFR + 2.000%, 03/17/32	572,129	574,989
Spectris PLC
USD Term Loan, 6.604%, 3M TSFR + 2.750%, 09/30/32	399,000	401,494
TTM Technologies, Inc.
2024 Term Loan B, 6.123%, 1M TSFR + 2.250%, 05/30/30	513,253	518,386
		3,502,679
Engineering & Construction — 2.0%
Artera Services LLC
2024 Term Loan, 8.172%, 3M TSFR + 4.500%, 02/15/31	417,563	339,269
Azuria Water Solutions, Inc.
2025 Delayed Draw Term Loan, 05/17/28 (b)	61,688	62,112
2025 Term Loan B, 6.716%, 1M TSFR + 3.000%, 05/17/28	865,559	871,510
See accompanying notes to financial statements.
BHFTI-149

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (a)—(Continued)
Security Description	Principal Amount*	Value
Engineering & Construction—(Continued)
Brown Group Holding LLC
2022 Incremental Term Loan B2, 6.466% - 6.590%, 1M TSFR + 2.750%, 3M TSFR + 2.750%, 07/01/31 (c)	2,095,369	$2,107,417
Term Loan B, 6.216%, 1M TSFR + 2.500%, 07/01/31	1,295,146	1,303,241
Construction Partners, Inc.
Term Loan B, 6.216%, 1M TSFR + 2.500%, 11/03/31	519,750	524,947
Cube Industrials Buyer, Inc.
2025 Term Loan B, 6.912%, 3M TSFR + 3.000%, 10/17/31	1,017,325	1,025,591
Green Infrastructure Partners, Inc.
USD Term Loan B, 6.422%, 3M TSFR + 2.750%, 09/24/32	900,000	902,250
KKR Apple Bidco LLC
2025 Term Loan, 6.216%, 1M TSFR + 2.500%, 09/23/31	2,142,925	2,155,363
Newly Weds Foods, Inc.
Term Loan B, 5.984%, 1M TSFR + 2.250%, 03/15/32	1,119,375	1,123,573
		10,415,273
Entertainment — 3.9%
Caesars Entertainment, Inc.
2024 Term Loan B1, 5.966%, 1M TSFR + 2.250%, 02/06/31	2,775,563	2,754,746
City Football Group Ltd.
2024 Term Loan, 6.934%, 3M TSFR + 3.000%, 07/22/30	1,396,114	1,397,859
EOC Borrower LLC
Term Loan B, 6.716%, 1M TSFR + 3.000%, 03/24/32	3,483,747	3,507,154
Flutter Financing BV
2024 Term Loan B, 5.422%, 3M TSFR + 1.750%, 11/30/30	1,329,774	1,327,697
2025 Term Loan B, 5.672%, 3M TSFR + 2.000%, 06/04/32	945,250	945,250
GVC Holdings Gibraltar Ltd.
2025 Term Loan B5 (2032), 5.922%, 3M TSFR + 2.250%, 07/31/32	997,500	990,850
Herschend Entertainment Co. LLC
2025 Term Loan B, 6.966%, 1M TSFR + 3.250%, 05/27/32	721,375	727,537
Light & Wonder International, Inc.
2024 Term Loan B2, 5.986%, 1M TSFR + 2.250%, 04/14/29	1,955,175	1,935,624
Ontario Gaming GTA LP
Term Loan B, 7.922%, 3M TSFR + 4.250%, 08/01/30	860,237	796,257
Scientific Games Holdings LP
2024 USD Term Loan B, 6.934%, 3M TSFR + 3.000%, 04/04/29	1,157,450	1,138,786
SeaWorld Parks & Entertainment, Inc.
2024 Term Loan B3, 5.716%, 1M TSFR + 2.000%, 12/04/31	631,529	629,161
TKO Worldwide Holdings LLC
2025 Term Loan, 5.869%, 3M TSFR + 2.000%, 11/21/31	1,340,497	1,347,851
Voyager Parent LLC
Term Loan B, 8.422%, 3M TSFR + 4.750%, 07/01/32	2,867,813	2,872,791
		20,371,563
Environmental Control — 2.8%
EnergySolutions LLC
2023 Term Loan B, 6.966%, 1M TSFR + 3.250%, 09/20/30	776,441	782,426
Filtration Group Corp.
2025 USD Term Loan, 6.466%, 1M TSFR + 2.750%, 10/21/28	1,432,754	1,442,306
Geosyntec Consultants
2025 Repriced Term Loan B, 6.716%, 1M TSFR + 3.000%, 07/31/31	523,687	527,288
GFL Environmental, Inc.
2025 Term Loan B, 6.273%, 3M TSFR + 2.500%, 03/03/32	1,895,250	1,905,517
Security Description	Principal Amount*	Value
Environmental Control—(Continued)
Heritage-Crystal Clean, Inc.
Term Loan B, 7.480%, 1M TSFR + 3.750%, 10/17/30	2,162,153	$2,175,666
Madison IAQ LLC
Term Loan, 6.702%, 6M TSFR + 2.500%, 06/21/28	1,947,076	1,958,789
Northstar Group Services, Inc.
2024 Term Loan B, 8.590%, 3M TSFR + 4.750%, 05/31/30	1,596,191	1,610,158
Reworld Holding Corp.
Term Loan B, 5.984%, 1M TSFR + 2.250%, 11/30/28	1,436,034	1,438,727
Term Loan B, 5.984%, 1M TSFR + 2.250%, 1/15/31	1,325,000	1,327,762
Tidal Waste & Recycling Holdings LLC
Term Loan B, 6.422%, 3M TSFR + 2.750%, 10/24/31	1,216,312	1,226,955
		14,395,594
Food — 0.9%
Del Monte Foods, Inc.
2024 First Out Term Loan, 08/02/28 (f)	263,177	131,589
2024 Second Out Term Loan, 08/02/28 (f)	1,858,597	74,344
2025 DIP Term Loan, 13.350%, 1M TSFR + 9.500%, 04/02/26	927,751	892,186
2025 PIK Roll-Up Term Loan, 13.350% - 13.559%, 1M TSFR + 9.600%, 04/02/26 (c)	1,270,752	1,054,724
2025 PIK Term Loan, 08/02/28 (f)	233,925	117,255
Froneri Lux Finco SARL
2025 USD Term Loan B6, 5.922%, 3M TSFR + 2.250%, 09/30/32	775,000	775,920
Nomad Foods Europe Midco Ltd.
2025 USD Term Loan B, 6.276%, 6M TSFR + 2.500%, 10/28/32	1,257,914	1,266,562
PFI Lower Midco LLC
Term Loan B, 7.873%, 1M TSFR + 4.000%, 12/01/32	650,000	655,687
		4,968,267
Food Service — 0.3%
Aramark Services, Inc.
2025 Term Loan, 5.471%, 1M TSFR + 1.750%, 06/22/30	506,734	510,059
Gategroup Finance Luxembourg SA
USD Repriced Term Loan B, 7.201%, 3M TSFR + 3.500%, 06/10/32	497,500	499,210
Golden State Food LLC
Term Loan B, 7.672%, 3M TSFR + 4.000%, 12/04/31	747,478	752,851
		1,762,120
Forest Products & Paper — 0.1%
Spa Holdings 3 OYJ
2025 USD Term Loan B, 8.184%, 3M TSFR + 4.250%, 05/23/30	497,503	500,613
Hand/Machine Tools — 0.7%
Apex Tool Group LLC
2025 Exchanged Term Loan B1, 9.716%, 1M TSFR + 6.000%, 04/08/31	1,018,321	305,496
2025 Super Priority Term Loan, 10.716%, 1M TSFR + 7.000%, 01/07/30	18,786	18,410
2025 Term Loan A1, 8.966%, 1M TSFR + 5.250%, 04/08/30	453,380	385,373
2025 Term Loan A2, 13.716%, 1M TSFR + 7.000%, 01/07/30	299,882	149,941
See accompanying notes to financial statements.
BHFTI-150

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (a)—(Continued)
Security Description	Principal Amount*	Value
Hand/Machine Tools—(Continued)
Dynamo Newco II GmbH
2025 USD Term Loan B, 7.093%, 1M TSFR + 3.250%, 09/30/31	1,481,287	$1,494,711
Madison Safety & Flow LLC
2025 1st Lien Term Loan B, 6.227%, 1M TSFR + 2.500%, 09/26/31	1,260,654	1,271,292
		3,625,223
Healthcare-Products — 0.8%
Bausch & Lomb Corp.
2025 Term Loan B, 7.966%, 1M TSFR + 4.250%, 01/15/31	2,122,325	2,134,927
Hanger, Inc.
2024 Delayed Draw Term Loan, 7.216%, 1M TSFR + 3.500%, 10/23/31 (b)	147,959	148,637
2024 Term Loan B, 7.216%, 1M TSFR + 3.500%, 10/23/31	1,143,073	1,148,312
Medline Borrower LP
2025 Term Loan B, 5.466%, 1M TSFR + 1.750%, 10/23/28	663,825	666,480
		4,098,356
Healthcare-Services — 3.7%
Cano Health LLC
2024 Exit Term Loan, 13.172%, 3M TSFR + 9.500%, 06/28/29	611,269	504,297
Concentra Health Services, Inc.
2025 Repriced Term Loan B, 5.716%, 1M TSFR + 2.000%, 07/26/31	371,257	374,390
Electron BidCo, Inc.
2021 Term Loan, 6.216%, 1M TSFR + 2.500%, 11/01/28	1,615,914	1,626,157
Global Medical Response, Inc.
2025 Term Loan B, 7.384%, 3M TSFR + 3.500%, 10/01/32	1,825,000	1,838,361
Heartland Dental LLC
2025 Term Loan, 7.466%, 1M TSFR + 3.750%, 08/25/32	1,318,874	1,325,880
ICON Luxembourg SARL
2024 LUX Term Loan B, 5.672%, 3M TSFR + 2.000%, 07/03/28	53,226	53,741
Loire Finco Luxembourg SARL
2025 USD Term Loan B, 7.716%, 1M TSFR + 4.000%, 01/21/30	284,638	285,349
MDVIP, Inc.
2025 Term Loan B, 6.730%, 1M TSFR + 3.000%, 10/14/31	721,375	724,681
MED ParentCo LP
2025 Repriced Term Loan B, 6.716%, 1M TSFR + 3.000%, 04/15/31	1,296,750	1,302,151
Midwest Physician Administrative Services LLC
2021 Term Loan, 6.934%, 3M TSFR + 3.000%, 03/12/28	700,484	637,616
National Mentor Holdings, Inc.
2025 1st Lien Term Loan B, 9.716%, 1M TSFR + 6.000%, 12/12/30	794,139	795,132
Pacific Dental Services LLC
2024 Term Loan B, 6.236%, 1M TSFR + 2.500%, 03/15/31	2,311,435	2,322,992
Phoenix Guarantor, Inc.
2024 Term Loan B, 6.216%, 1M TSFR + 2.500%, 02/21/31	1,581,926	1,591,615
PRA Health Sciences, Inc.
2024 US Term Loan B, 5.672%, 3M TSFR + 2.000%, 07/03/28	13,261	13,390
Security Description	Principal Amount*	Value
Healthcare-Services—(Continued)
Radnet Management, Inc.
2024 1st Lien Term Loan B, 6.072%, 3M TSFR + 2.250%, 04/18/31	1,231,250	$1,237,076
Sotera Health Holdings LLC
2025 Term Loan B, 6.340%, 3M TSFR + 2.500%, 05/30/31	2,351,132	2,368,765
Surgery Center Holdings, Inc.
2025 Term Loan B, 6.216%, 1M TSFR + 2.500%, 12/19/30	1,214,993	1,221,448
U.S. Anesthesia Partners, Inc.
2021 Term Loan, 7.987%, 1M TSFR + 4.000%, 10/01/28	994,805	1,000,504
		19,223,545
Holding Companies-Diversified — 0.0%
Emerald X, Inc.
2025 Term Loan B1, 6.966%, 1M TSFR + 3.250%, 01/30/32	199,000	200,493
Home Builders — 0.1%
Lippert Colipper
2025 Term Loan B, 5.966%, 1M TSFR + 2.250%, 03/25/32	322,567	325,389
Home Furnishings — 0.6%
AI Aqua Merger Sub, Inc.
2024 1st Lien Term Loan B, 6.854% - 6.873%, 1M TSFR + 3.000%, 3M TSFR + 3.000%, 07/31/28 (c)	3,177,807	3,188,621
Household Products/Wares — 0.2%
Kronos Acquisition Holdings, Inc.
2024 Term Loan, 7.672%, 3M TSFR + 4.000%, 07/08/31	1,403,829	914,829
Housewares — 0.1%
Libbey Glass, Inc.
2022 Term Loan, 10.509%, 3M TSFR + 6.500%, 11/22/27	522,041	504,205
Insurance — 6.1%
Acrisure LLC
2024 1st Lien Term Loan B6, 6.716%, 1M TSFR + 3.000%, 11/06/30	1,736,231	1,737,316
2025 Term Loan B, 6.966%, 1M TSFR + 3.250%, 06/21/32	995,000	998,109
Alera Group, Inc.
2025 Term Loan, 6.966%, 1M TSFR + 3.250%, 05/31/32	1,720,688	1,731,561
Alliant Holdings Intermediate LLC
2025 Term Loan B, 6.216%, 1M TSFR + 2.500%, 09/19/31	2,112,629	2,120,551
AmWINS Group, Inc.
2025 Term Loan B, 5.966%, 1M TSFR + 2.250%, 01/30/32	3,952,446	3,969,244
Asurion LLC
2021 2nd Lien Term Loan B3, 9.081%, 1M TSFR + 5.250%, 01/31/28	1,160,000	1,157,680
2024 Term Loan B12, 7.966%, 1M TSFR + 4.250%, 09/19/30	2,663,464	2,666,460
Broadstreet Partners, Inc.
2024 Term Loan B4, 6.466%, 1M TSFR + 2.750%, 06/13/31	2,666,772	2,677,698
HUB International Ltd.
2025 Term Loan B, 6.120%, 3M TSFR + 2.250%, 06/20/30	2,976,984	2,996,210
IMA Financial Group, Inc.
Term Loan, 6.716%, 1M TSFR + 3.000%, 11/01/28	1,391,989	1,396,774
Jones Deslauriers Insurance Management, Inc.
2025 Repriced Term Loan B, 12/10/32 (e)	1,000,000	1,002,500
See accompanying notes to financial statements.
BHFTI-151

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (a)—(Continued)
Security Description	Principal Amount*	Value
Insurance—(Continued)
Ryan Specialty Group LLC
2024 USD Term Loan B, 5.716%, 1M TSFR + 2.000%, 09/15/31	1,237,500	$1,241,625
Sedgwick Claims Management Services, Inc.
2023 Term Loan B, 6.216%, 1M TSFR + 2.500%, 07/31/31	3,009,873	3,023,667
Trucordia Insurance Holdings LLC
Term Loan B, 6.966%, 1M TSFR + 3.250%, 06/17/32	1,047,375	1,046,066
USI, Inc.
2024 Term Loan C, 5.922%, 3M TSFR + 2.250%, 09/29/30	1,960,200	1,966,816
2024 Term Loan D, 5.922%, 3M TSFR + 2.250%, 11/21/29	2,109,326	2,117,236
		31,849,513
Internet — 1.1%
CNT Holdings I Corp.
2025 Term Loan, 6.090%, 3M TSFR + 2.250%, 11/08/32	1,114,867	1,118,660
Go Daddy Operating Co. LLC
2024 Term Loan B7, 5.466%, 1M TSFR + 1.750%, 05/30/31	1,166,917	1,170,382
2024 Term Loan B8, 5.466%, 1M TSFR + 1.750%, 11/09/29	144,228	144,633
Newfold Digital Holdings Group, Inc.
2025 Tranche A Term Loan, 7.384%, 1M TSFR + 3.500%, 04/30/29	2,029,801	1,689,809
2025 Tranche B Term Loan, 7.384%, 1M TSFR + 3.500%, 04/30/29	358,200	217,905
Plano HoldCo, Inc.
Term Loan B, 7.172%, 3M TSFR + 3.500%, 10/02/31	595,500	579,124
Speedster Bidco GmbH
2025 USD Term Loan B1, 6.689%, 3M TSFR + 3.250%, 12/11/31	843,641	846,805
		5,767,318
Investment Companies — 1.5%
AAL Delaware Holdco, Inc.
2025 Term Loan, 6.466%, 1M TSFR + 2.750%, 07/30/31	1,412,624	1,421,453
Anuvu Holdings 2 LLC
2024 Senior Takeback Term Loan, 12.051%, 3M TSFR + 8.250%, 03/23/26 (g) (h)	440,109	8,098
Aragorn Parent Corp.
2025 Repriced Term Loan B, 7.216%, 1M TSFR + 3.500%, 12/15/28	1,319,301	1,330,020
Dragon Buyer, Inc.
Term Loan B, 6.422%, 3M TSFR + 2.750%, 09/30/31	1,386,000	1,388,383
EIG Management Co. LLC
2024 Term Loan, 8.716%, 1M TSFR + 5.000%, 05/17/29	370,616	370,616
HDI Aerospace Intermediate Holding III Corp.
Term Loan B, 7.687%, 3M TSFR + 3.750%, 02/11/32	645,125	648,351
NEXUS Buyer LLC
2025 Incremental Term Loan, 7.716%, 1M TSFR + 4.000%, 07/31/31	748,125	743,137
2025 Term Loan B, 7.216%, 1M TSFR + 3.500%, 07/31/31	788,015	778,165
Nvent Electric PLC
Term Loan B, 6.843%, 1M TSFR + 3.000%, 01/30/32	1,122,187	1,131,072
		7,819,295
Leisure Time — 1.8%
Alterra Mountain Co.
2025 Term Loan B8, 6.216%, 1M TSFR + 2.500%, 05/31/30	1,596,000	1,605,975
Security Description	Principal Amount*	Value
Leisure Time—(Continued)
Bombardier Recreational Products, Inc.
2023 Term Loan B3, 5.966%, 1M TSFR + 2.250%, 12/13/29	274,312	$275,880
2024 Term Loan B4, 5.966%, 1M TSFR + 2.250%, 01/22/31	485,230	487,429
GSM Holdings, Inc.
2024 Term Loan B, 8.672%, 3M TSFR + 5.000%, 09/30/31	987,500	978,859
Hayward Industries, Inc.
2021 Term Loan, 6.331%, 1M TSFR + 2.500%, 05/30/28	1,488,155	1,499,316
Horizon U.S. Finco LP
Term Loan B, 8.198%, 6M TSFR + 4.500%, 10/31/31	1,212,744	1,193,037
MajorDrive Holdings IV LLC
2022 Incremental Term Loan B, 9.322%, 3M TSFR + 5.500%, 06/01/29	487,342	445,918
Term Loan B, 7.934%, 3M TSFR + 4.000%, 06/01/28	313,779	286,245
Recess Holdings, Inc.
2025 Repriced Term Loan, 7.615%, 3M TSFR + 3.750%, 02/20/30	1,994,237	2,009,194
Sabre GLBL, Inc.
2024 Term Loan B1, 9.816%, 1M TSFR + 6.000%, 11/15/29	722,263	650,036
2025 Term Loan B1, 10.066%, 1M TSFR + 6.250%, 07/30/29	137,717	140,815
		9,572,704
Lodging — 1.0%
Fertitta Entertainment LLC
2022 Term Loan B, 6.966%, 1M TSFR + 3.250%, 01/27/29	2,871,180	2,874,052
Station Casinos LLC
2024 Term Loan B, 5.716%, 1M TSFR + 2.000%, 03/14/31	1,424,625	1,431,006
Turquoise Topco Ltd.
Term Loan B, 12/30/32 (e)	1,025,000	1,012,187
		5,317,245
Machinery — 0.0%
Apex Tool Group LLC
2025 1.5 Lien Term Loan B, 9.716%, 1M TSFR + 6.000%, 04/08/31	18,092	5,428
Machinery-Construction & Mining — 0.7%
WEC U.S. Holdings Ltd.
2024 Term Loan, 5.873%, 1M TSFR + 2.000%, 01/27/31	3,449,779	3,459,822
Machinery-Diversified — 2.8%
CD&R Hydra Buyer, Inc.
2024 Term Loan B, 7.816%, 1M TSFR + 4.000%, 03/25/31	1,358,418	1,359,693
CPM Holdings, Inc.
2023 Term Loan, 8.343%, 1M TSFR + 4.500%, 09/28/28	1,576,770	1,572,088
Crown Equipment Corp.
2025 1st Lien Term Loan B, 5.772%, 1M TSFR + 2.000%, 10/10/31	1,042,125	1,049,506
DXP Enterprises, Inc.
2025 Repriced Term Loan B, 6.966%, 1M TSFR + 3.250%, 3M TSFR + 3.250%, 10/11/30	1,333,730	1,347,067
Engineered Machinery Holdings, Inc.
2025 USD Term Loan, 6.922%, 3M TSFR + 3.250%, 11/26/32	2,652,708	2,673,710
Pro Mach Group, Inc.
2025 1st Lien Term Loan B, 6.466%, 1M TSFR + 2.750%, 10/15/32	1,500,000	1,511,147
See accompanying notes to financial statements.
BHFTI-152

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (a)—(Continued)
Security Description	Principal Amount*	Value
Machinery-Diversified—(Continued)
Roper Industrial Products Investment Co. LLC
2024 USD 1st Lien Term Loan B, 6.422%, 3M TSFR + 2.750%, 11/22/29	964,389	$971,105
SPX Flow, Inc.
2025 Term Loan, 6.466%, 1M TSFR + 2.750%, 04/05/29	1,086,375	1,090,223
TK Elevator Midco GmbH
2025 USD Term Loan B, 6.947%, 6M TSFR + 2.750%, 04/30/30	2,773,973	2,793,912
		14,368,451
Media — 0.7%
Charter Communications Operating LLC
2024 Term Loan B5, 6.235%, 3M TSFR + 2.250%, 12/15/31	569,250	570,219
Gray Television, Inc.
2021 Term Loan D, 6.987%, 1M TSFR + 3.000%, 12/01/28	556,731	558,123
Hubbard Radio LLC
2024 PIK Term Loan B, 8.216%, 1M TSFR + 4.500%, 09/30/27	366,277	73,255
Mission Broadcasting, Inc.
2021 Term Loan B, 6.457%, 1M TSFR + 2.500%, 06/02/28	383,000	384,516
Virgin Media Bristol LLC
2020 USD Term Loan Q, 7.115%, 1M TSFR + 3.250%, 01/31/29	1,125,000	1,128,516
2023 USD Term Loan Y, 7.052%, 6M TSFR + 3.180%, 03/31/31	850,000	843,094
		3,557,723
Metal Fabricate/Hardware — 0.4%
Ameriforge Group, Inc.
2024 PIK Class A Delayed Draw Term Loan, 3.842%, 1M TSFR + 0.000%, 11.00% PIK, 12/31/25 (d) (g) (h)	142,770	2,770
2024 PIK Class A Initial Term Loan, 3.842%, 1M TSFR + 0.000%, 11.00% PIK, 12/31/25 (d) (g) (h)	1,236,312	23,984
WireCo WorldGroup, Inc.
2023 Term Loan B, 7.607%, 3M TSFR + 3.750%, 11/13/28	471,026	472,204
Zekelman Industries, Inc.
2024 Term Loan B, 5.981%, 1M TSFR + 2.250%, 01/24/31	1,505,362	1,514,394
		2,013,352
Mining — 0.4%
American Consolidated Natural Resources, Inc.
2024 2nd Lien Term Loan, 13.000%, 12/11/29	343,094	343,094
Arsenal AIC Parent LLC
2025 Term Loan B, 6.466%, 1M TSFR + 2.750%, 08/19/30	1,519,400	1,525,098
		1,868,192
Miscellaneous Manufacturing — 0.5%
Cleanova U.S. Holdings LLC
2025 Term Loan B, 8.483%, 3M TSFR + 4.750%, 06/14/32	523,687	523,687
CoorsTek, Inc.
Term Loan B, 6.859%, 3M TSFR + 3.000%, 10/28/32	850,000	858,500
LTI Holdings, Inc.
2024 Term Loan B, 7.466%, 1M TSFR + 3.750%, 07/29/29	1,481,250	1,492,545
		2,874,732
Security Description	Principal Amount*	Value
Oil & Gas — 0.3%
Apro LLC
2024 Term Loan B, 7.677%, 3M TSFR + 3.750%, 07/09/31	592,500	$592,500
Hilcorp Energy I LP
Term Loan B, 5.736%, 1M TSFR + 2.000%, 02/11/30	769,188	771,110
		1,363,610
Packaging & Containers — 1.9%
Altium Packaging LLC
2024 Term Loan B, 6.216%, 1M TSFR + 2.500%, 06/11/31	956,609	926,716
Berlin Packaging LLC
2025 Term Loan B7, 6.922% - 7.235%, 1M TSFR + 3.250%, 3M TSFR + 3.250%, 06/07/31 (c)	979,881	983,488
BradyPlus Holdings LLC
2025 Term Loan B, 7.186%, 3M TSFR + 3.500%, 12/29/32	1,075,000	1,065,258
Charter NEX U.S., Inc.
2024 Term Loan B1, 6.500%, 1M TSFR + 2.750%, 11/29/30	1,458,687	1,463,359
Clydesdale Acquisition Holdings, Inc.
Term Loan B, 6.891%, 1M TSFR + 3.180%, 04/13/29	2,135,000	2,139,853
Owens-Illinois, Inc.
2025 Term Loan B, 6.838%, 3M TSFR + 3.000%, 09/30/32	1,025,000	1,035,090
Pregis TopCo Corp.
2025 Refinancing Term Loan, 7.716%, 1M TSFR + 4.000%, 02/01/29	996,250	1,005,486
Proampac PG Borrower LLC
2024 Term Loan, 7.878% - 7.905%, 3M TSFR + 4.000%, 09/15/28 (c)	1,276,291	1,278,285
		9,897,535
Pharmaceuticals — 1.7%
Amneal Pharmaceuticals LLC
2025 Term Loan B, 7.216%, 1M TSFR + 3.500%, 08/01/32	1,496,250	1,511,212
Bausch Health Cos., Inc.
2025 Term Loan B, 9.966%, 1M TSFR + 6.250%, 10/08/30	1,044,127	1,021,678
Ceva Sante Animale
2025 USD Term Loan B, 6.594%, 3M TSFR + 2.750%, 11/08/30	393,030	396,100
Gainwell Acquisition Corp.
Term Loan B, 7.772%, 3M TSFR + 4.000%, 10/01/27	1,862,411	1,833,310
Grifols Worldwide Operations USA, Inc.
2019 USD Term Loan B, 5.972%, 3M TSFR + 2.000%, 11/15/27	374,570	374,833
IVC Acquisition Ltd.
2025 USD Repriced Term Loan B, 7.422%, 3M TSFR + 3.750%, 12/12/28	1,497,027	1,508,255
Jazz Financing Lux SARL
2024 1st Lien Term Loan B2, 5.966%, 1M TSFR + 2.250%, 05/05/28	1,306,175	1,313,421
Padagis LLC
Term Loan B, 8.949%, 3M TSFR + 4.750%, 07/06/28	1,152,736	1,092,218
		9,051,027
Pipelines — 1.4%
CQP Holdco LP
2024 1st Lien Term Loan B, 5.672%, 3M TSFR + 2.000%, 12/31/30	1,241,369	1,246,800
See accompanying notes to financial statements.
BHFTI-153

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (a)—(Continued)
Security Description	Principal Amount*	Value
Pipelines—(Continued)
Freeport LNG Investments LLLP
2025 Term Loan B, 7.120%, 3M TSFR + 3.250%, 12/21/28	710,061	$713,759
GIP Pilot Acquisition Partners LP
2025 Term Loan B, 5.936%, 3M TSFR + 2.000%, 10/04/30	470,675	473,028
ITT Holdings LLC
2025 Repriced Term Loan B, 6.191%, 1M TSFR + 2.480%, 10/11/30	1,292,911	1,302,001
Oryx Midstream Services Permian Basin LLC
2025 Term Loan B, 5.977%, 1M TSFR + 2.250%, 10/05/28	1,447,167	1,456,574
Stonepeak Bayou Holdings LP
Term Loan B, 6.422%, 3M TSFR + 2.750%, 10/01/32	520,000	471,900
UGI Energy Services LLC
2024 Term Loan B, 6.216%, 1M TSFR + 2.500%, 02/22/30	1,311,039	1,316,775
Whitewater Matterhorn Holdings LLC
2025 Term Loan B, 5.983%, 3M TSFR + 2.250%, 06/16/32	450,000	452,531
		7,433,368
Real Estate — 0.2%
Cushman & Wakefield U.S. Borrower LLC
2025 Term Loan B3, 6.466%, 1M TSFR + 2.750%, 01/31/30	439,526	444,471
Greystar Real Estate Partners LLC
2025 Term Loan B, 6.322%, 3M TSFR + 2.500%, 08/21/30	611,046	614,865
		1,059,336
Retail — 3.5%
Boots Group Bidco Ltd.
USD Term Loan, 7.206%, 3M TSFR + 3.500%, 08/30/32	1,775,000	1,786,834
Great Outdoors Group LLC
2025 Term Loan B, 6.966%, 1M TSFR + 3.250%, 01/23/32	3,382,754	3,407,069
Harbor Freight Tools USA, Inc.
2024 Term Loan B, 5.966%, 1M TSFR + 2.250%, 06/11/31	1,802,187	1,787,136
IRB Holding Corp.
2025 Term Loan B, 6.216%, 1M TSFR + 2.500%, 12/16/30	1,474,033	1,479,049
Kodiak Building Partners, Inc.
2024 Term Loan B, 7.466%, 1M TSFR + 3.750%, 12/04/31	951,918	930,499
LBM Acquisition LLC
2024 Incremental Term Loan B, 7.584%, 1M TSFR + 3.750%, 06/06/31	846,967	796,502
2025 Incremental Term Loan, 8.734%, 1M TSFR + 5.000%, 06/06/31	473,813	474,331
Les Schwab Tire Centers
2025 Term Loan B, 6.216% - 6.322%, 1M TSFR + 2.500%, 3M TSFR + 2.500%, 04/23/31 (c)	1,514,951	1,518,738
Peer Holding III B.V.
2025 USD Term Loan B4B, 6.172%, 3M TSFR + 2.500%, 10/28/30	1,080,750	1,087,054
2025 USD Term Loan B5B, 6.172%, 3M TSFR + 2.500%, 07/01/31	1,410,750	1,418,097
Phillips Feed Service, Inc.
2020 Term Loan, 10.816%, 1M TSFR + 7.000%, 11/13/26 (g) (h)	10,996	6,795
Reverb Buyer, Inc.
2025 Steerco Term Loan, 7.440%, 3M TSFR + 3.500%, 11/01/28	1,070,621	786,907
Serta Simmons Bedding LLC
2023 New Term Loan, 11.286%, 3M TSFR + 7.500%, 06/29/28	1,326,744	1,247,140
Security Description	Principal Amount*	Value
Retail—(Continued)
Serta Simmons Bedding LLC
2024 Priority Term Loan, 11.484%, 3M TSFR + 7.500%, 06/29/28	144,036	$144,216
White Cap Buyer LLC
2024 Term Loan B, 6.966%, 1M TSFR + 3.250%, 10/19/29	1,562,027	1,570,103
		18,440,470
Semiconductors — 0.0%
Bright Bidco BV
2022 Exit Term Loan, 10/31/27 (f)	378,225	136,791
Software — 12.3%
Applied Systems, Inc.
2024 1st Lien Term Loan, 6.172%, 3M TSFR + 2.500%, 02/24/31	3,158,587	3,180,520
Ascend Learning LLC
2025 Repriced Term Loan B, 6.716%, 1M TSFR + 3.000%, 12/11/28	1,944,899	1,953,610
Athenahealth Group, Inc.
2022 Term Loan B, 6.466%, 1M TSFR + 2.750%, 02/15/29	2,654,560	2,663,519
Avalara, Inc.
2025 Term Loan, 6.422%, 3M TSFR + 2.750%, 03/26/32	897,376	902,424
Boxer Parent Co., Inc.
2025 USD Term Loan B, 6.822%, 3M TSFR + 3.000%, 07/30/31	2,968,437	2,964,495
Calabrio, Inc.
2025 First Out Term Loan, 7.822%, 3M TSFR + 4.000%, 11/26/32	1,025,000	968,625
Clearwater Analytics LLC
2025 Term Loan B, 6.211%, 6M TSFR + 2.000%, 04/21/32	748,125	749,528
Cloud Software Group, Inc.
2025 Term Loan B (2032), 6.922%, 3M TSFR + 3.250%, 08/13/32	1,995,000	1,998,741
Cloudera, Inc.
2021 Second Lien Term Loan, 9.816%, 1M TSFR + 6.000%, 10/08/29	850,000	745,521
2021 Term Loan, 7.566%, 1M TSFR + 3.750%, 10/08/28	1,583,817	1,520,465
Constant Contact, Inc.
Term Loan, 8.166%, 3M TSFR + 4.000%, 02/10/28	639,608	612,225
CoreLogic, Inc.
Term Loan, 7.331%, 1M TSFR + 3.500%, 06/02/28	1,833,287	1,838,787
Cornerstone OnDemand, Inc.
2021 Term Loan, 7.581%, 1M TSFR + 3.750%, 10/16/28	622,502	573,557
Cotiviti Corp.
2024 Term Loan, 6.623%, 1M TSFR + 2.750%, 05/01/31	2,475,006	2,386,834
Dayforce, Inc.
2025 Term Loan, 08/20/32 (e)	1,900,000	1,896,200
Drake Software LLC
2024 Term Loan B, 7.922%, 3M TSFR + 4.250%, 06/26/31	1,000,734	985,723
ECI Macola Max Holding LLC
2025 Term Loan, 6.422%, 3M TSFR + 2.750%, 05/09/30	1,922,028	1,933,560
Epicor Software Corp.
2024 Term Loan F, 6.216%, 1M TSFR + 2.500%, 05/30/31	3,770,002	3,785,316
Genesys Cloud Services Holdings II LLC
2025 USD Term Loan B, 6.216%, 1M TSFR + 2.500%, 01/30/32	1,496,231	1,495,296
See accompanying notes to financial statements.
BHFTI-154

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (a)—(Continued)
Security Description	Principal Amount*	Value
Software—(Continued)
iSolved, Inc.
2025 Term Loan, 6.466%, 1M TSFR + 2.750%, 10/15/30	491,303	$494,220
Marcel LUX IV SARL
2025 USD Repriced Term Loan, 6.930%, 1M TSFR + 3.000%, 11/12/30	3,147,878	3,167,552
Metropolis Technologies, Inc.
2025 Term Loan B, 8.980%, 6M TSFR + 5.250%, 11/03/32	1,050,000	1,042,125
N-Able International Holdings II LLC
2025 Term Loan B, 6.585%, 3M TSFR + 2.750%, 11/26/32	200,000	202,250
Oceankey U.S. II Corp.
2021 Term Loan, 7.316%, 1M TSFR + 3.500%, 12/15/28	1,564,495	1,545,917
Open Text Corp.
2023 Term Loan B, 5.466%, 1M TSFR + 1.750%, 01/31/30	486,384	487,323
Playtika Holding Corp.
2021 Term Loan B1, 6.581%, 1M TSFR + 2.750%, 03/13/28	675,289	654,291
PointClickCare Technologies, Inc.
2025 Term Loan B, 6.422%, 3M TSFR + 2.750%, 11/03/31	1,332,991	1,337,433
Press Ganey Holdings, Inc.
2025 Repriced Term Loan B, 6.716%, 1M TSFR + 3.000%, 04/30/31	1,138,149	1,142,684
Project Alpha Intermediate Holding, Inc.
2024 1st Lien Term Loan B, 6.922%, 3M TSFR + 3.250%, 10/26/30	2,462,606	2,461,195
Project Boost Purchaser LLC
2025 Refinancing Term Loan, 6.482%, 3M TSFR + 2.750%, 07/16/31	1,837,768	1,844,660
Project Ruby Ultimate Parent Corp.
2025 Term Loan B, 6.581%, 1M TSFR + 2.750%, 03/10/28	1,828,843	1,835,930
Quartz Acquireco LLC
2025 Term Loan B, 5.922%, 3M TSFR + 2.250%, 06/28/30	2,073,373	2,073,373
Rackspace Finance LLC
2024 First Lien First Out Term Loan, 10.115%, 1M TSFR + 6.250%, 05/15/28	458,858	468,608
2024 First Lien Second Out Term Loan, 6.615%, 1M TSFR + 2.750%, 05/15/28	735,337	271,287
RealPage, Inc.
1st Lien Term Loan, 6.934%, 3M TSFR + 3.000%, 04/24/28	1,988,328	1,989,402
2024 Incremental Term Loan, 7.422%, 3M TSFR + 3.750%, 04/24/28	397,000	398,635
Rocket Software, Inc.
2023 USD Term Loan B, 7.466%, 1M TSFR + 3.750%, 11/28/28	199,000	199,237
SkillSoft Corp.
2021 Term Loan, 9.081%, 1M TSFR + 5.250%, 07/14/28	855,245	615,420
SolarWinds Holdings, Inc.
2025 Term Loan, 7.701%, 3M TSFR + 4.000%, 04/16/32	1,945,125	1,946,341
Symplr Software, Inc.
2020 Term Loan, 8.440%, 3M TSFR + 4.500%, 12/22/27	471,290	403,984
UKG, Inc.
2024 Term Loan B, 6.338%, 3M TSFR + 2.500%, 02/10/31	4,852,134	4,862,494
Waystar Technologies, Inc.
2025 Term Loan B, 5.716%, 1M TSFR + 2.000%, 10/22/29	1,549,092	1,560,710
		64,160,017
Security Description	Principal Amount*	Value
Telecommunications — 1.2%
Ciena Corp.
2025 Repriced Term Loan B, 5.484%, 1M TSFR + 1.750%, 10/24/30	1,170,855	$1,176,500
Crown Subsea Communications Holding, Inc.
2025 Term Loan B, 7.216%, 1M TSFR + 3.500%, 01/30/31	1,000,000	1,008,875
Delta TopCo, Inc.
2025 Term Loan B, 6.436% - 6.585%, 1M TSFR + 2.585% - 2.750%, 11/30/29 (c)	997,481	994,008
Level 3 Financing, Inc.
2025 Repriced Term Loan B4, 6.966%, 1M TSFR + 3.250%, 03/29/32	1,333,212	1,338,420
Lumen Technologies, Inc.
2024 Extended Term Loan B1, 6.181%, 1M TSFR + 2.350%, 04/16/29	274,895	273,760
2024 Extended Term Loan B2, 6.181%, 1M TSFR + 2.350%, 04/15/30	269,829	268,769
Viavi Solutions, Inc.
Term Loan B, 6.394%, 3M TSFR + 2.500%, 10/16/32	1,100,000	1,104,583
		6,164,915
Transportation — 0.8%
AIT Worldwide Logistics, Inc.
2025 Repriced Term Loan, 7.887%, 3M TSFR + 4.000%, 04/08/30	643,500	648,528
First Student Bidco, Inc.
2025 Term Loan B, 6.172%, 3M TSFR + 2.500%, 08/15/30	324,981	326,345
2025 Term Loan C, 6.172%, 3M TSFR + 2.500%, 08/15/30	59,464	59,687
Kenan Advantage Group, Inc.
2024 Term Loan B4, 6.966%, 1M TSFR + 3.250%, 01/25/29	1,724,599	1,712,742
Stonepeak Nile Parent LLC
2025 Term Loan B, 6.162%, 3M TSFR + 2.250%, 04/09/32	625,000	625,781
Student Transportation of America Holdings, Inc.
Term Loan B, 6.939%, 3M TSFR + 3.250%, 06/24/32	820,875	823,953
		4,197,036
Total Floating Rate Loans (Cost $484,909,852)		472,507,132

Corporate Bonds & Notes—2.7%
Aerospace/Defense — 0.1%
Goat Holdco LLC
6.750%, 02/01/32 (144A)	175,000	179,737
TransDigm, Inc.
6.875%, 12/15/30 (144A)	500,000	523,253
		702,990
Airlines — 0.3%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.750%, 04/20/29 (144A)	1,500,000	1,527,508
Apparel — 0.1%
Champ Acquisition Corp.
8.375%, 12/01/31 (144A)	375,000	405,039
See accompanying notes to financial statements.
BHFTI-155

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Common Stocks—1.3%
Security Description	Principal Amount*	Value

Commercial Services — 0.0%
Herc Holdings, Inc.
7.000%, 06/15/30 (144A)	85,000	$89,456
Computers — 0.3%
Diebold Nixdorf, Inc.
7.750%, 03/31/30 (144A)	925,000	984,353
NCR Atleos Corp.
9.500%, 04/01/29 (144A)	500,000	542,688
		1,527,041
Diversified Financial Services — 0.1%
Focus Financial Partners LLC
6.750%, 09/15/31 (144A)	750,000	771,089
Engineering & Construction — 0.0%
Artera Services LLC
8.500%, 02/15/31 (144A)	125,000	103,793
Entertainment — 0.1%
Caesars Entertainment, Inc.
6.500%, 02/15/32 (144A)	400,000	409,770
Insurance — 0.7%
AmWINS Group, Inc.
6.375%, 02/15/29 (144A)	600,000	617,047
Panther Escrow Issuer LLC
7.125%, 06/01/31 (144A)	2,850,000	2,953,307
		3,570,354
Machinery-Diversified — 0.1%
TK Elevator U.S. Newco, Inc.
5.250%, 07/15/27 (144A)	500,000	500,118
Media — 0.1%
Virgin Media Secured Finance PLC
4.500%, 08/15/30 (144A)	800,000	740,588
Pharmaceuticals — 0.1%
1261229 BC Ltd.
10.000%, 04/15/32 (144A)	525,000	546,009
Software — 0.6%
Cloud Software Group, Inc.
8.250%, 06/30/32 (144A)	1,550,000	1,619,812
9.000%, 09/30/29 (144A)	500,000	520,755
UKG, Inc.
6.875%, 02/01/31 (144A)	825,000	847,451
		2,988,018
Telecommunications — 0.1%
Altice France SA
6.875%, 10/15/30 (144A)	365,797	354,743
Total Corporate Bonds & Notes (Cost $13,785,571)		14,236,516

Security Description	Shares	Value

Beverages — 0.1%
Citybrewing Topco LLC (g) (h) (i) (j)	66,853	$360,338
Commercial Services — 0.1%
IAP Worldwide Services LLC (g) (h) (i) (j)	44	0
Monitronics International, Inc. (i) (j)	16,872	253,080
		253,080
Diversified Telecommunication Services — 0.0%
Luxco Co. Ltd. (i) (j)	2,150	37,865
Electronic Equipment, Instruments & Components — 0.1%
Range Red Acquisitions LLC - Class A1 (g) (h) (i) (j)	543	761,688
Health Care Equipment & Supplies — 0.0%
Akorn Holding Co. LLC (g) (h) (i) (j)	56,220	0
Health Care Providers & Services — 0.2%
Cano Health, Inc. (i) (j)	121,458	303,645
Envision Parent, Inc. (i) (j)	68,001	969,014
		1,272,659
Household Products — 0.2%
LG Parent Holding Co. (i) (j)	9,472	23,680
Serta Simmons Bedding, Inc. (i) (j)	90,899	784,004
Serta SSB Equipment Co. (g) (h) (i) (j)	90,899	0
		807,684
Investment Companies — 0.0%
Aegletes BV (g) (h) (i) (j)	11,991	0
Machinery — 0.0%
Apex Tool Ultimate Holdings LLC (g) (h) (i) (j)	9,180	0
Media — 0.0%
GEE Acquisition Holdings Corp. (g) (h) (i) (j)	17,940	0
Metals & Mining — 0.1%
AFG Holdings, Inc. (g) (h) (i) (j)	24,746	0
American Consolidated Natural Resources, Inc. (i) (j)	6,321	673,186
		673,186
Pharmaceuticals — 0.5%
Mallinckrodt International Finance SA (i) (j)	23,570	2,404,140
Par Health, Inc. (i) (j)	23,570	206,968
		2,611,108
Professional Services — 0.0%
Skillsoft Corp. (i) (j)	3,344	31,099
Specialty Retail — 0.0%
Phillips Feed Service, Inc. (g) (h) (i) (j)	62	0
Total Common Stocks (Cost $9,077,547)		6,808,707

See accompanying notes to financial statements.
BHFTI-156

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Schedule of Investments as of December 31, 2025
Convertible Preferred Stocks—0.1%
Security Description	Shares/ Principal Amount*	Value

IT Services — 0.1%
Cohesity Global, Inc. - Series G-1 (j)	4,355	$103,431
Cohesity Global, Inc. - Series G (j)	6,303	149,697
Total Convertible Preferred Stocks (Cost $218,489)		253,128

Warrants—0.0%
Health Care Providers & Services — 0.0%
Cano Health, Inc., Expires 06/28/29 (j) (Cost $0)	3,834	0

Short-Term Investments—6.4%
Repurchase Agreement—6.4%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $33,321,675; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $33,983,416	33,317,047	33,317,047
Total Short-Term Investments (Cost $33,317,047)		33,317,047
Total Investments—101.2% (Cost $541,308,506)		527,122,530
Unfunded Loan Commitments—(0.1)% (Cost $(757,756))		(757,756)
Net Investments—101.1% (Cost $540,550,750)		526,364,774
Other assets and liabilities (net)—(1.1)%		(5,658,274)
Net Assets—100.0%		$520,706,500

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)
Floating rate loans ("Senior Loans") often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.

(b)
Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

(c)	The stated interest rates represent the range of rates applicable to the underlying contracts within the loan tranche as of December 31, 2025.
(d)	Payment-in kind security for which part of the income earned may be paid as additional principal.
(e)	This loan will settle after December 31, 2025, at which time the interest rate will be determined.
(f)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(g)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2025, these securities represent 0.4% of net assets.
(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(i)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(j)	Non-income producing security.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$14,236,516, which is 2.7% of net assets.

See accompanying notes to financial statements.
BHFTI-157

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Schedule of Investments as of December 31, 2025
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$172,085,634	$0	$198,046,155
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$2,558,273	$—	$2,558,273
Aerospace/Defense (Less Unfunded Loan Commitments of $184,973)	—	8,437,934	—	8,437,934
Agriculture	—	979,118	—	979,118
Airlines	—	3,187,700	—	3,187,700
Apparel	—	4,321,821	—	4,321,821
Auto Parts & Equipment	—	5,203,514	—	5,203,514
Banks	—	674,125	—	674,125
Beverages	—	4,991,402	—	4,991,402
Building Materials (Less Unfunded Loan Commitments of $104,396)	—	10,698,968	—	10,698,968
Chemicals	—	15,520,335	—	15,520,335
Coal	—	531,442	—	531,442
Commercial Services (Less Unfunded Loan Commitments of $215,761)	—	47,170,835	—	47,170,835
Computers (Less Unfunded Loan Commitments of $40,476)	—	15,551,866	—	15,551,866
Cosmetics/Personal Care	—	3,394,932	—	3,394,932
Distribution/Wholesale	—	7,594,520	—	7,594,520
Diversified Financial Services (Less Unfunded Loan Commitments of $2,228)	—	28,355,483	—	28,355,483
Electric (Less Unfunded Loan Commitments of $87,436)	—	10,878,273	—	10,878,273
Electrical Components & Equipment	—	2,624,833	821,838	3,446,671
Electronics	—	3,502,679	—	3,502,679
Engineering & Construction (Less Unfunded Loan Commitments of $61,688)	—	10,353,585	—	10,353,585
Entertainment	—	20,371,563	—	20,371,563
Environmental Control	—	14,395,594	—	14,395,594
Food	—	4,968,267	—	4,968,267
Food Service	—	1,762,120	—	1,762,120
Forest Products & Paper	—	500,613	—	500,613
Hand/Machine Tools	—	3,625,223	—	3,625,223
Healthcare-Products (Less Unfunded Loan Commitments of $60,798)	—	4,037,558	—	4,037,558
Healthcare-Services	—	19,223,545	—	19,223,545
Holding Companies-Diversified	—	200,493	—	200,493
Home Builders	—	325,389	—	325,389
Home Furnishings	—	3,188,621	—	3,188,621
Household Products/Wares	—	914,829	—	914,829
Housewares	—	504,205	—	504,205
Insurance	—	31,849,513	—	31,849,513
Internet	—	5,767,318	—	5,767,318
Investment Companies	—	7,811,197	8,098	7,819,295
Leisure Time	—	9,572,704	—	9,572,704
Lodging	—	5,317,245	—	5,317,245
Machinery	—	5,428	—	5,428
Machinery-Construction & Mining	—	3,459,822	—	3,459,822
Machinery-Diversified	—	14,368,451	—	14,368,451
Media	—	3,557,723	—	3,557,723
Metal Fabricate/Hardware	—	1,986,598	26,754	2,013,352
Mining	—	1,868,192	—	1,868,192
Miscellaneous Manufacturing	—	2,874,732	—	2,874,732
Oil & Gas	—	1,363,610	—	1,363,610
Packaging & Containers	—	9,897,535	—	9,897,535
Pharmaceuticals	—	9,051,027	—	9,051,027
Pipelines	—	7,433,368	—	7,433,368
Real Estate	—	1,059,336	—	1,059,336
Retail	—	18,433,675	6,795	18,440,470
See accompanying notes to financial statements.
BHFTI-158

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Semiconductors	$—	$136,791	$—	$136,791
Software	—	64,160,017	—	64,160,017
Telecommunications	—	6,164,915	—	6,164,915
Transportation	—	4,197,036	—	4,197,036
Total Floating Rate Loans (Less Unfunded Loan Commitments of $757,756)	—	470,885,891	863,485	471,749,376
Total Corporate Bonds & Notes*	—	14,236,516	—	14,236,516
Common Stocks
Beverages	—	—	360,338	360,338
Commercial Services	—	253,080	0	253,080
Diversified Telecommunication Services	—	37,865	—	37,865
Electronic Equipment, Instruments & Components	—	—	761,688	761,688
Health Care Equipment & Supplies	—	—	0	0
Health Care Providers & Services	—	1,272,659	—	1,272,659
Household Products	—	807,684	0	807,684
Investment Companies	—	—	0	0
Machinery	—	—	0	0
Media	—	—	0	0
Metals & Mining	—	673,186	0	673,186
Pharmaceuticals	—	2,611,108	—	2,611,108
Professional Services	31,099	—	—	31,099
Specialty Retail	—	—	0	0
Total Common Stocks	31,099	5,655,582	1,122,026	6,808,707
Total Convertible Preferred Stocks*	—	253,128	—	253,128
Total Warrants*	—	0	—	0
Total Short-Term Investments*	—	33,317,047	—	33,317,047
Total Net Investments	$31,099	$524,348,164	$1,985,511	$526,364,774

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2025 is not presented.
During the year ended December 31, 2025, a transfer into Level 3 in the amount of $5,396 was due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.
See accompanying notes to financial statements.
BHFTI-159

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$526,364,774
Cash	4,039,873
Receivable for:
Investments sold	2,003,913
Interest	1,954,115
Prepaid expenses	1,891
Total Assets	534,364,566
Liabilities
Payable for:
Investments purchased	12,450,937
Fund shares redeemed	91,801
Accrued Expenses:
Management fees	267,452
Distribution and service fees	32,542
Deferred trustees’ fees	243,789
Other expenses	571,545
Total Liabilities	13,658,066
Net Assets	$520,706,500
Net Assets Consist of:
Paid in surplus	$575,349,609
Distributable earnings (Accumulated losses)	(54,643,109)
Net Assets	$520,706,500
Net Assets
Class A	$368,117,678
Class B	152,588,822
Capital Shares Outstanding*
Class A	39,761,075
Class B	16,658,698
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.26
Class B	9.16

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $540,550,750.
(b)	Investments at value is net of unfunded loan commitments of $757,756.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends	$32,338
Interest	41,227,035
Total investment income	41,259,373
Expenses
Management fees	3,193,611
Administration fees	49,756
Custodian and accounting fees	331,391
Distribution and service fees—Class B	385,164
Audit and tax services	140,943
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	21,601
Insurance	4,750
Miscellaneous	26,849
Total expenses	4,264,650
Less management fee waiver	(5,633)
Net expenses	4,259,017
Net Investment Income	37,000,356
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(11,419,875)
Net change in unrealized appreciation (depreciation) on investments	(4,933,279)
Net realized and unrealized gain (loss)	(16,353,154)
Net Increase (Decrease) in Net Assets From Operations	$20,647,202
See accompanying notes to financial statements.
BHFTI-160

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$37,000,356	$47,360,790
Net realized gain (loss)	(11,419,875)	(7,702,224)
Net change in unrealized appreciation (depreciation)	(4,933,279)	4,857,650
Increase (decrease) in net assets from operations	20,647,202	44,516,216
From Distributions to Shareholders
Class A	(33,975,232)	(37,436,741)
Class B	(13,534,339)	(13,239,102)
Total distributions	(47,509,571)	(50,675,843)
Increase (decrease) in net assets from capital share transactions	1,670,120	(23,554,665)
Total increase (decrease) in net assets	(25,192,249)	(29,714,292)
Net Assets
Beginning of period	545,898,749	575,613,041
End of period	$520,706,500	$545,898,749

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	802,854	$7,854,730	84,242	$838,379
Reinvestments	3,766,655	33,975,232	3,991,124	37,436,741
Redemptions	(4,435,195)	(42,370,534)	(7,409,301)	(72,208,168)
Net increase (decrease)	134,314	$(540,572)	(3,333,935)	$(33,933,048)
Class B
Sales	1,735,578	$16,142,933	2,067,130	$20,062,641
Reinvestments	1,513,908	13,534,339	1,423,559	13,239,102
Redemptions	(2,921,972)	(27,466,580)	(2,368,675)	(22,923,360)
Net increase (decrease)	327,514	$2,210,692	1,122,014	$10,378,383
Increase (decrease) derived from capital shares transactions		$1,670,120		$(23,554,665)
See accompanying notes to financial statements.
BHFTI-161

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.78	$9.92	$9.47	$9.98	$9.94
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.67	0.81	0.82	0.47	0.32
Net realized and unrealized gain (loss)	(0.29)	(0.05)	0.20	(0.62)	0.05
Total income (loss) from investment operations	0.38	0.76	1.02	(0.15)	0.37
Less Distributions
Distributions from net investment income	(0.90)	(0.90)	(0.57)	(0.36)	(0.33)
Total distributions	(0.90)	(0.90)	(0.57)	(0.36)	(0.33)
Net Asset Value, End of Period	$9.26	$9.78	$9.92	$9.47	$9.98
Total Return (%) (b)	4.16 (c)	8.00	11.09	(1.46) (c)	3.80 (c)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.70	0.70	0.69	0.69
Net ratio of expenses to average net assets (%) (d)	0.73	0.70	0.70	0.68	0.68
Ratio of net investment income (loss) to average net assets (%)	7.08	8.23	8.49	4.88	3.18
Portfolio turnover rate (%)	34	39	25	7	34
Net assets, end of period (in millions)	$368.1	$387.7	$426.1	$478.5	$654.2

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.69	$9.83	$9.39	$9.89	$9.86
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.64	0.77	0.79	0.45	0.29
Net realized and unrealized gain (loss)	(0.29)	(0.04)	0.19	(0.61)	0.05
Total income (loss) from investment operations	0.35	0.73	0.98	(0.16)	0.34
Less Distributions
Distributions from net investment income	(0.88)	(0.87)	(0.54)	(0.34)	(0.31)
Total distributions	(0.88)	(0.87)	(0.54)	(0.34)	(0.31)
Net Asset Value, End of Period	$9.16	$9.69	$9.83	$9.39	$9.89
Total Return (%) (b)	3.81	7.81 (c)	10.79	(1.60)	3.50
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.95	0.95	0.94	0.94
Net ratio of expenses to average net assets (%) (d)	0.98	0.95	0.95	0.93	0.93
Ratio of net investment income (loss) to average net assets (%)	6.83	7.98	8.27	4.77	2.93
Portfolio turnover rate (%)	34	39	25	7	34
Net assets, end of period (in millions)	$152.6	$158.2	$149.5	$143.7	$145.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTI-162

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—35.6% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense — 1.2%
BAE Systems PLC
5.000%, 03/26/27 (144A) (a)	1,200,000	$1,214,371
Boeing Co.
2.196%, 02/04/26	2,600,000	2,595,051
5.150%, 05/01/30	500,000	513,755
6.298%, 05/01/29 (a)	1,000,000	1,061,448
General Electric Co.
4.300%, 07/29/30 (a)	350,000	352,974
Spirit AeroSystems, Inc.
4.600%, 06/15/28 (a)	1,145,000	1,146,328
		6,883,927
Agriculture — 0.3%
BAT Capital Corp.
4.906%, 04/02/30 (a)	195,000	199,175
6.343%, 08/02/30 (a)	540,000	584,047
Philip Morris International, Inc.
4.875%, 02/15/28 (a)	900,000	917,275
		1,700,497
Airlines — 0.0%
United Airlines Pass-Through Trust
4.875%, 07/15/27	45,825	45,826
Auto Manufacturers — 1.7%
BMW U.S. Capital LLC
4.500%, 08/11/30 (144A) (a)	740,000	743,710
General Motors Financial Co., Inc.
1.500%, 06/10/26	4,400,000	4,350,227
4.200%, 10/27/28 (a)	190,000	190,270
Hyundai Capital America
4.850%, 03/25/27 (144A) (a)	850,000	857,491
5.250%, 01/08/27 (144A) (a)	1,400,000	1,415,944
Volkswagen Group of America Finance LLC
5.400%, 03/20/26 (144A) (a)	2,400,000	2,406,216
		9,963,858
Banks — 11.1%
ABN AMRO Bank NV
6.339%, 1Y H15 + 1.650%, 09/18/27 (144A) (a) (b)	600,000	609,209
Bank of America Corp.
3.974%, 3M TSFR + 1.472%, 02/07/30 (b)	2,000,000	1,988,739
4.376%, SOFR + 1.580%, 04/27/28 (a) (b)	2,500,000	2,509,974
Bank of Montreal
4.567%, SOFR + 0.880%, 09/10/27 (a) (b)	1,000,000	1,003,741
Bank of New York Mellon
4.729%, SOFR + 1.135%, 04/20/29 (b)	300,000	304,941
Banque Federative du Credit Mutuel SA
4.591%, 10/16/28 (144A)	1,576,000	1,592,162
CaixaBank SA
4.634%, SOFR + 1.140%, 07/03/29 (144A) (a) (b)	1,140,000	1,151,336
Citibank NA
4.576%, 05/29/27 (a)	3,800,000	3,838,754
Citigroup, Inc.
4.503%, SOFR + 1.171%, 09/11/31 (a) (b)	1,420,000	1,424,395
Security Description	Principal Amount*	Value
Banks—(Continued)
Credit Agricole SA
5.222%, SOFR + 1.460%, 05/27/31 (144A) (b)	2,100,000	$2,155,896
Danske Bank AS
5.705%, 1Y H15 + 1.400%, 03/01/30 (144A) (b)	1,600,000	1,662,402
Fifth Third Bank NA
4.967%, SOFR + 0.810%, 01/28/28 (b)	865,000	873,141
Goldman Sachs Bank USA
5.283%, SOFR + 0.777%, 03/18/27 (b)	2,300,000	2,305,755
Goldman Sachs Group, Inc.
2.640%, SOFR + 1.114%, 02/24/28 (a) (b)	2,000,000	1,968,806
4.387%, SOFR + 1.510%, 06/15/27 (a) (b)	900,000	901,401
Huntington Bancshares, Inc.
6.208%, SOFR + 2.020%, 08/21/29 (b)	1,000,000	1,048,804
Huntington National Bank
4.552%, SOFR + 1.650%, 05/17/28 (b)	2,400,000	2,414,100
JPMorgan Chase & Co.
4.255%, SOFR + 0.930%, 10/22/31 (b)	830,000	827,482
5.012%, SOFR + 1.310%, 01/23/30 (b)	1,000,000	1,024,700
Lloyds Banking Group PLC
3.750%, 1Y H15 + 1.800%, 03/18/28 (b)	2,700,000	2,690,134
5.087%, 1Y H15 + 0.850%, 11/26/28 (a) (b)	960,000	978,254
Morgan Stanley
4.210%, SOFR + 1.610%, 04/20/28 (a) (b)	2,500,000	2,505,734
4.350%, 09/08/26	2,200,000	2,203,758
5.173%, SOFR + 1.450%, 01/16/30 (b)	1,500,000	1,539,850
NatWest Group PLC
1.642%, 1Y H15 + 0.900%, 06/14/27 (a) (b)	2,500,000	2,472,758
NatWest Markets PLC
4.412%, 11/06/30 (144A) (a)	1,010,000	1,011,072
PNC Financial Services Group, Inc.
5.300%, SOFR + 1.342%, 01/21/28 (a) (b)	600,000	607,756
Royal Bank of Canada
4.696%, SOFR + 1.060%, 08/06/31 (a) (b)	1,950,000	1,975,070
Santander Holdings USA, Inc.
5.473%, SOFR + 1.610%, 03/20/29 (a) (b)	2,700,000	2,759,236
Santander U.K. Group Holdings PLC
1.673%, SOFR + 0.989%, 06/14/27 (a) (b)	1,800,000	1,779,879
Shinhan Bank Co. Ltd.
1.375%, 10/21/26 (144A)	2,500,000	2,451,979
Societe Generale SA
1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (a) (b)	1,500,000	1,484,003
Truist Financial Corp.
5.435%, SOFR + 1.620%, 01/24/30 (b)	2,000,000	2,070,664
UBS Group AG
4.550%, 04/17/26 (a)	1,200,000	1,202,023
5.711%, 1Y H15 + 1.550%, 01/12/27 (144A) (b)	1,900,000	1,900,718
Wells Fargo & Co.
4.100%, 06/03/26 (a)	3,000,000	3,000,277
5.198%, SOFR + 1.500%, 01/23/30 (b)	800,000	823,880
6.303%, SOFR + 1.790%, 10/23/29 (b)	900,000	950,934
		64,013,717
Beverages — 0.3%
Coca-Cola Europacific Partners PLC
1.500%, 01/15/27 (144A)	1,600,000	1,558,953
See accompanying notes to financial statements.
BHFTI-163

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Biotechnology — 0.1%
Royalty Pharma PLC
4.450%, 03/25/31 (a)	635,000	$633,182
Building Materials — 0.5%
Carrier Global Corp.
2.493%, 02/15/27	1,500,000	1,475,609
JH North America Holdings, Inc.
5.875%, 01/31/31 (144A)	25,000	25,518
Owens Corning
5.500%, 06/15/27 (a)	1,300,000	1,326,673
		2,827,800
Chemicals — 0.2%
Rain Carbon, Inc.
12.250%, 09/01/29 (144A) (a)	1,100,000	1,145,469
Commercial Services — 0.2%
EquipmentShare.com, Inc.
9.000%, 05/15/28 (144A) (a)	1,100,000	1,143,099
Verisk Analytics, Inc.
4.500%, 08/15/30 (a)	242,000	243,831
		1,386,930
Cosmetics/Personal Care — 0.6%
Haleon U.S. Capital LLC
3.375%, 03/24/27 (a)	3,400,000	3,375,061
Diversified Financial Services — 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.000%, 10/29/28 (a)	1,000,000	969,489
6.100%, 01/15/27 (a)	1,000,000	1,018,906
American Express Co.
5.645%, SOFR + 0.750%, 04/23/27 (b)	2,400,000	2,411,486
Capital One Financial Corp.
3.800%, 01/31/28	2,500,000	2,489,801
4.493%, SOFR + 1.250%, 09/11/31 (a) (b)	640,000	639,061
CrossCountry Intermediate HoldCo LLC
6.500%, 10/01/30 (144A)	40,000	40,800
Eagle Funding Luxco SARL
5.500%, 08/17/30 (144A)	340,000	346,321
Freedom Mortgage Holdings LLC
6.875%, 05/01/31 (144A)	300,000	300,180
Jefferson Capital Holdings LLC
9.500%, 02/15/29 (144A)	700,000	735,128
OneMain Finance Corp.
6.625%, 05/15/29 (a)	700,000	725,021
Power Finance Corp. Ltd.
3.950%, 04/23/30	360,000	351,081
SLM Corp.
6.500%, 01/31/30 (a)	300,000	310,517
		10,337,791
Electric — 2.8%
Dominion Energy, Inc.
1.450%, 04/15/26 (a)	2,000,000	1,985,101
Security Description	Principal Amount*	Value
Electric—(Continued)
DTE Energy Co.
4.950%, 07/01/27	800,000	$810,536
Duke Energy Corp.
4.300%, 03/15/28 (a)	4,500,000	4,524,237
Enel Finance International NV
4.375%, 09/30/30 (144A) (a)	650,000	647,252
Engie SA
5.250%, 04/10/29 (144A) (a)	1,400,000	1,445,374
Exelon Corp.
3.400%, 04/15/26 (a)	2,000,000	1,996,118
NextEra Energy Capital Holdings, Inc.
4.685%, 09/01/27	460,000	465,466
Pacific Gas & Electric Co.
4.550%, 07/01/30 (a)	1,600,000	1,593,126
Southern Power Co.
4.250%, 10/01/30 (a)	315,000	314,158
Vistra Operations Co. LLC
4.375%, 05/01/29 (144A) (a)	1,200,000	1,184,934
Xcel Energy, Inc.
3.400%, 06/01/30 (a)	1,000,000	961,659
		15,927,961
Electrical Components & Equipment — 0.2%
WESCO Distribution, Inc.
6.375%, 03/15/29 (144A) (a)	1,100,000	1,135,936
Electronics — 0.1%
Amphenol Corp.
3.900%, 11/15/28 (a)	420,000	419,538
Entertainment — 0.4%
Banijay Entertainment SAS
8.125%, 05/01/29 (144A) (a)	600,000	623,386
Caesars Entertainment, Inc.
4.625%, 10/15/29 (144A) (a)	1,200,000	1,151,086
Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp.
6.250%, 10/15/30 (144A)	330,000	336,840
Warnermedia Holdings, Inc.
3.755%, 03/15/27 (a)	278,000	276,130
		2,387,442
Food — 0.7%
Mars, Inc.
4.800%, 03/01/30 (144A) (a)	2,585,000	2,641,773
Sysco Corp.
5.750%, 01/17/29 (a)	1,100,000	1,149,635
		3,791,408
Forest Products & Paper — 0.1%
Suzano Austria GmbH
6.000%, 01/15/29	330,000	339,865
Gas — 0.1%
Southern Co. Gas Capital Corp.
4.050%, 09/15/28 (a)	320,000	320,101
See accompanying notes to financial statements.
BHFTI-164

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Healthcare-Products — 0.3%
Baxter International, Inc.
1.915%, 02/01/27	1,305,000	$1,273,426
GE HealthCare Technologies, Inc.
4.150%, 12/15/28	310,000	310,854
		1,584,280
Healthcare-Services — 1.0%
CHS/Community Health Systems, Inc.
6.000%, 01/15/29 (144A)	1,100,000	1,099,687
Cigna Group
1.250%, 03/15/26 (a)	1,666,000	1,656,473
Icon Investments Six DAC
5.809%, 05/08/27 (a)	1,700,000	1,734,589
IQVIA, Inc.
6.250%, 02/01/29 (a)	1,000,000	1,054,118
Kedrion SpA
6.500%, 09/01/29 (144A) (a)	500,000	490,517
		6,035,384
Home Builders — 0.5%
DR Horton, Inc.
4.850%, 10/15/30 (a)	1,500,000	1,532,470
Toll Brothers Finance Corp.
4.350%, 02/15/28 (a)	1,500,000	1,504,884
		3,037,354
Insurance — 2.0%
Acrisure LLC/Acrisure Finance, Inc.
8.500%, 06/15/29 (144A)	300,000	313,932
AEGON Funding Co. LLC
5.500%, 04/16/27 (144A) (a)	2,100,000	2,133,138
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
5.875%, 11/01/29 (144A) (a)	600,000	599,472
6.750%, 04/15/28 (144A)	700,000	712,723
Athene Global Funding
5.516%, 03/25/27 (144A) (a)	2,000,000	2,030,936
Brown & Brown, Inc.
4.900%, 06/23/30	345,000	349,771
Corebridge Global Funding
5.900%, 09/19/28 (144A) (a)	1,300,000	1,357,693
F&G Annuities & Life, Inc.
6.500%, 06/04/29 (a)	300,000	312,534
GA Global Funding Trust
4.400%, 09/23/27 (144A) (a)	2,150,000	2,157,981
Northwestern Mutual Global Funding
4.900%, 06/12/28 (144A)	1,150,000	1,175,494
RGA Global Funding
5.448%, 05/24/29 (144A)	500,000	517,322
		11,660,996
Internet — 0.5%
Alphabet, Inc.
4.100%, 11/15/30 (a)	850,000	852,609
Amazon.com, Inc.
4.100%, 11/20/30 (a)	385,000	385,420
Security Description	Principal Amount*	Value
Internet—(Continued)
Meta Platforms, Inc.
4.200%, 11/15/30 (a)	1,415,000	$1,417,990
		2,656,019
Leisure Time — 0.1%
Carnival Corp.
5.750%, 03/15/30 (144A) (a)	400,000	411,365
Lodging — 0.2%
Sands China Ltd.
2.300%, 03/08/27	1,200,000	1,170,485
Machinery-Construction & Mining — 0.1%
Eaton Capital ULC
4.450%, 05/09/30 (a)	520,000	525,446
Machinery-Diversified — 0.0%
Esab Corp.
6.250%, 04/15/29 (144A)	200,000	205,643
Media — 0.4%
Directv Financing LLC
8.875%, 02/01/30 (144A) (a)	550,000	556,486
Directv Financing LLC/Directv Financing Co-Obligor, Inc.
5.875%, 08/15/27 (144A) (a)	247,000	248,450
Paramount Global
7.875%, 07/30/30	1,500,000	1,622,595
		2,427,531
Mining — 0.2%
Corp. Nacional del Cobre de Chile
3.000%, 09/30/29	250,000	237,254
Glencore Funding LLC
4.907%, 04/01/28 (144A)	1,110,000	1,128,479
		1,365,733
Multi-National — 0.2%
Banque Ouest Africaine de Developpement
5.000%, 07/27/27 (144A)	1,300,000	1,295,382
Oil & Gas — 1.3%
Equinor ASA
1.750%, 01/22/26 (a)	1,300,000	1,298,383
Harbour Energy PLC
5.500%, 10/15/26 (144A)	2,200,000	2,180,750
KazMunayGas National Co. JSC
5.375%, 04/24/30	460,000	469,764
Pertamina Hulu Energi PT
5.250%, 05/21/30 (144A)	340,000	346,608
Petronas Capital Ltd.
4.950%, 01/03/31 (144A)	455,000	469,704
Sunoco LP
7.000%, 05/01/29 (144A)	700,000	730,069
Transocean International Ltd.
8.750%, 02/15/30 (144A)	300,000	313,472
See accompanying notes to financial statements.
BHFTI-165

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Oil & Gas—(Continued)
Var Energi ASA
7.500%, 01/15/28 (144A) (a)	1,400,000	$1,482,559
Viper Energy Partners LLC
4.900%, 08/01/30 (a)	244,000	246,799
		7,538,108
Packaging & Containers — 0.1%
AptarGroup, Inc.
4.750%, 03/30/31 (a)	360,000	362,542
Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC
9.500%, 05/15/30 (144A)	200,000	199,721
		562,263
Pharmaceuticals — 1.3%
Bayer U.S. Finance LLC
6.250%, 01/21/29 (144A)	2,500,000	2,628,001
CVS Health Corp.
4.300%, 03/25/28 (a)	1,600,000	1,605,299
5.000%, 01/30/29 (a)	1,500,000	1,531,799
Novartis Capital Corp.
4.100%, 11/05/30	1,235,000	1,233,684
Teva Pharmaceutical Finance Netherlands III BV
4.750%, 05/09/27 (a)	303,000	303,774
		7,302,557
Pipelines — 0.9%
Energy Transfer LP
3.900%, 07/15/26 (a)	1,200,000	1,198,963
Hess Midstream Operations LP
5.875%, 03/01/28 (144A) (a)	150,000	152,816
6.500%, 06/01/29 (144A) (a)	250,000	258,175
MPLX LP
4.800%, 02/15/31 (a)	1,900,000	1,919,951
ONEOK, Inc.
4.850%, 07/15/26 (a)	1,100,000	1,102,068
Venture Global LNG, Inc.
8.125%, 06/01/28 (144A) (a)	600,000	607,742
		5,239,715
Real Estate Investment Trusts — 1.5%
Crown Castle, Inc.
1.050%, 07/15/26 (a)	733,000	720,878
3.700%, 06/15/26	2,367,000	2,361,644
Iron Mountain, Inc.
4.875%, 09/15/27 (144A) (a)	1,400,000	1,398,578
Millrose Properties, Inc.
6.375%, 08/01/30 (144A)	550,000	562,773
MPT Operating Partnership LP/MPT Finance Corp.
5.000%, 10/15/27	850,000	820,574
Prologis Targeted U.S. Logistics Fund LP
5.250%, 04/01/29 (144A) (a)	500,000	514,814
RHP Hotel Properties LP/RHP Finance Corp.
4.500%, 02/15/29 (144A)	600,000	594,025
Security Description	Principal Amount*	Value
Real Estate Investment Trusts—(Continued)
VICI Properties LP/VICI Note Co., Inc.
3.750%, 02/15/27 (144A)	1,500,000	$1,490,079
		8,463,365
Retail — 0.0%
KSouth Africa Ltd.
3.000%, 12/31/49 (144A) † (c) (d) (e)	712,186	0
25.000%, 12/31/49 (144A) † (c) (d) (e)	313,720	0
		0
Semiconductors — 0.9%
Foundry JV Holdco LLC
5.900%, 01/25/30 (144A) (a)	1,900,000	1,987,162
SK Hynix, Inc.
1.500%, 01/19/26 (144A) (a)	3,400,000	3,395,441
		5,382,603
Software — 0.2%
Fiserv, Inc.
2.250%, 06/01/27 (a)	1,000,000	973,241
Oracle Corp.
4.450%, 09/26/30 (a)	445,000	435,360
		1,408,601
Telecommunications — 1.0%
APLD ComputeCo LLC
9.250%, 12/15/30 (144A)	205,000	201,085
AT&T, Inc.
2.300%, 06/01/27	400,000	390,857
Cipher Compute LLC
7.125%, 11/15/30 (144A)	100,000	101,848
Connect Finco SARL/Connect U.S. Finco LLC
9.000%, 09/15/29 (144A) (a)	600,000	636,443
Motorola Solutions, Inc.
4.850%, 08/15/30 (a)	1,015,000	1,035,609
T-Mobile USA, Inc.
4.950%, 03/15/28 (a)	3,000,000	3,055,618
WULF Compute LLC
7.750%, 10/15/30 (144A) (a)	160,000	164,840
		5,586,300
Transportation — 0.0%
Beacon Mobility Corp.
7.250%, 08/01/30 (144A)	35,000	36,606
Trucking & Leasing — 0.5%
Avolon Holdings Funding Ltd.
4.900%, 10/10/30 (144A) (a)	665,000	668,527
SMBC Aviation Capital Finance DAC
5.100%, 04/01/30 (144A) (a)	2,100,000	2,147,967
		2,816,494
Total Corporate Bonds & Notes (Cost $204,026,855)		204,907,492

See accompanying notes to financial statements.
BHFTI-166

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
U.S. Treasury & Government Agencies—18.3%
Security Description	Principal Amount*	Value

U.S. Treasury — 18.3%
U.S. Treasury Inflation-Indexed Notes
0.125%, 04/15/26 (f)	8,814,508	$8,737,752
U.S. Treasury Notes
0.500%, 08/31/27 (a) (g)	2,800,000	2,666,125
0.750%, 08/31/26	4,000,000	3,926,820
2.000%, 11/15/26	11,300,000	11,150,694
2.875%, 08/15/28	1,300,000	1,279,129
3.750%, 08/31/26	4,000,000	4,004,305
3.750%, 12/31/28	21,600,000	21,722,344
4.000%, 10/31/29 (a)	11,900,000	12,055,722
4.625%, 04/30/29	25,400,000	26,220,539
U.S. Treasury STRIPS Coupon
Zero Coupon, 11/15/27 (a)	14,400,000	13,484,918
Total U.S. Treasury & Government Agencies (Cost $104,826,033)		105,248,348

Asset-Backed Securities—16.1%
Asset-Backed - Automobile — 3.5%
Ford Credit Auto Owner Trust
5.090%, 12/15/28	2,191,455	2,210,059
GM Financial Consumer Automobile Receivables Trust
4.850%, 12/18/28	3,315,908	3,336,141
5.780%, 08/16/28	1,828,039	1,846,461
Honda Auto Receivables Owner Trust
5.410%, 02/18/28	1,558,165	1,569,080
5.670%, 06/21/28	1,594,557	1,611,958
Hyundai Auto Receivables Trust
4.990%, 02/15/29	1,226,818	1,237,318
5.480%, 04/17/28	656,179	660,782
Nissan Auto Receivables Owner Trust
4.910%, 11/15/27	1,873,262	1,878,583
Toyota Auto Receivables Owner Trust
4.830%, 10/16/28	1,946,112	1,958,736
5.330%, 01/16/29	2,713,648	2,741,920
Truist Bank Auto Credit-Linked Notes
4.728%, 09/26/33 (144A)	796,121	797,407
		19,848,445
Asset-Backed - Credit Card — 1.6%
American Express Credit Account Master Trust
4.870%, 05/15/28	3,620,000	3,633,240
BA Credit Card Trust
4.980%, 11/15/28	2,000,000	2,020,759
Discover Card Execution Note Trust
4.930%, 06/15/28	3,620,000	3,638,296
		9,292,295
Asset-Backed - Home Equity — 0.7%
Angel Oak Mortgage Trust
5.872%, SOFR30A + 1.800%, 02/25/55 (144A) (b)	261,798	263,449
BRAVO Residential Funding Trust
5.224%, SOFR30A + 1.350%, 09/25/72 (144A) (b)	676,924	676,438
FIGRE Trust
5.053%, 11/25/55 (144A) (h)	660,000	661,167
Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
FIGRE Trust
5.265%, 07/25/55 (144A) (h)	282,837	$283,736
5.285%, 08/25/55 (144A) (b)	358,048	359,434
5.408%, 07/25/55 (144A) (b)	410,817	413,932
GS Mortgage-Backed Securities Trust
5.180%, 09/25/55 (144A) (h)	542,664	544,008
JP Morgan Mortgage Trust
5.268%, SOFR30A + 1.350%, 03/20/56 (144A) (b)	412,175	412,299
5.618%, SOFR30A + 1.700%, 03/20/54 (144A) (b)	183,612	184,309
		3,798,772
Asset-Backed - Other — 10.3%
AGL CLO 13 Ltd.
4.984%, 3M TSFR + 1.100%, 10/20/34 (144A) (b)	850,000	850,007
Apex Credit CLO LLC
5.064%, 3M TSFR + 1.180%, 10/20/34 (144A) (b)	2,300,000	2,297,801
Apidos CLO XXXI
5.266%, 3M TSFR + 1.362%, 04/15/31 (144A) (b)	947,631	947,780
Apidos CLO XXXII Ltd.
4.984%, 3M TSFR + 1.100%, 01/20/33 (144A) (b)	1,257,014	1,257,576
Bain Capital Credit CLO Ltd.
4.874%, 3M TSFR + 0.990%, 04/18/33 (144A) (b)	1,534,431	1,533,800
Basswood Park CLO Ltd.
4.914%, 3M TSFR + 1.030%, 04/20/34 (144A) (b)	800,000	800,118
Battalion CLO IX Ltd.
4.865%, 3M TSFR + 0.960%, 07/15/31 (144A) (b)	2,576,594	2,576,638
Beechwood Park CLO Ltd.
4.969%, 3M TSFR + 1.070%, 01/17/35 (144A) (b)	3,000,000	3,001,122
Bellemeade RE Ltd.
7.724%, SOFR30A + 3.850%, 09/25/31 (144A) (b)	494,000	510,728
BlueMountain CLO Ltd.
5.052%, 3M TSFR + 1.200%, 11/15/30 (144A) (b)	774,846	774,583
Buckhorn Park CLO Ltd.
4.954%, 3M TSFR + 1.070%, 07/18/34 (144A) (b)	900,000	900,183
Carlyle Global Market Strategies CLO Ltd.
4.804%, 3M TSFR + 0.920%, 07/20/32 (144A) (b)	1,403,672	1,404,141
CF Hippolyta Issuer LLC
1.690%, 07/15/60 (144A)	1,128,826	949,778
Compass Datacenters Issuer II LLC
4.926%, 11/25/50 (144A)	671,000	669,728
5.022%, 08/25/49 (144A)	286,000	286,556
5.316%, 05/25/50 (144A)	307,000	309,761
Countrywide Asset-Backed Certificates Trust
4.596%, 1M TSFR + 0.864%, 03/25/34 (b)	21,349	22,046
Dryden 68 CLO Ltd.
5.005%, 3M TSFR + 1.100%, 07/15/35 (144A) (b)	2,250,000	2,245,707
Dryden 80 CLO Ltd.
4.832%, 3M TSFR + 0.950%, 01/17/33 (144A) (b)	2,610,237	2,610,266
Elevation CLO Ltd.
4.804%, 3M TSFR + 0.920%, 10/20/31 (144A) (b)	148,619	148,591
Flatiron CLO 28 Ltd.
4.985%, 3M TSFR + 1.080%, 07/15/36 (144A) (b)	3,610,000	3,609,025
GoldenTree Loan Management U.S. CLO 11 Ltd.
4.964%, 3M TSFR + 1.080%, 10/20/34 (144A) (b)	3,200,000	3,198,397
Home Partners of America Trust
2.649%, 01/17/41 (144A)	476,202	448,553
See accompanying notes to financial statements.
BHFTI-167

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
JP Morgan Mortgage Trust
5.118%, SOFR30A + 1.200%, 02/25/55 (144A) (b)	457,641	$457,639
LCM 34 Ltd.
5.064%, 3M TSFR + 1.180%, 10/20/34 (144A) (b)	1,700,000	1,701,052
Madison Park Funding XLV Ltd.
4.985%, 3M TSFR + 1.080%, 07/15/34 (144A) (b)	2,500,000	2,501,027
Marble Point CLO XV Ltd.
4.900%, 3M TSFR + 1.040%, 07/23/32 (144A) (b)	633,641	633,129
Neuberger Berman Loan Advisers CLO 50 Ltd.
5.110%, 3M TSFR + 1.250%, 07/23/36 (144A) (b)	300,000	300,068
New Economy Assets - Phase 1 Sponsor LLC
1.910%, 10/20/61 (144A)	5,010,000	4,182,310
Octagon Investment Partners 45 Ltd.
5.055%, 3M TSFR + 1.150%, 04/15/35 (144A) (b)	1,200,000	1,200,466
PK Alift Loan Funding 7 LP
4.750%, 03/15/43 (144A)	293,036	293,588
RAAC Trust
4.546%, 1M TSFR + 0.814%, 03/25/34 (b)	33,792	33,715
RR 14 Ltd.
5.286%, 3M TSFR + 1.382%, 04/15/36 (144A) (b)	5,382,000	5,387,592
Sound Point CLO XXII Ltd.
4.914%, 3M TSFR + 1.030%, 01/20/32 (144A) (b)	795,723	794,698
Southwick Park CLO LLC
4.884%, 3M TSFR + 1.000%, 07/20/32 (144A) (b)	1,152,604	1,151,870
Symphony CLO XXIII Ltd.
4.805%, 3M TSFR + 0.900%, 01/15/34 (144A) (b)	928,447	927,664
TCI-Flatiron CLO Ltd.
4.793%, 3M TSFR + 0.950%, 07/29/35 (144A) (b)	2,314,445	2,313,476
Trinitas CLO XII Ltd.
4.908%, 3M TSFR + 1.050%, 04/25/33 (144A) (b)	942,279	941,896
Venture 41 CLO Ltd.
5.014%, 3M TSFR + 1.130%, 01/20/34 (144A) (b)	2,500,000	2,496,442
Wellfleet CLO Ltd.
5.105%, 3M TSFR + 1.200%, 01/15/35 (144A) (b)	2,900,000	2,900,905
		59,570,422
Total Asset-Backed Securities (Cost $93,276,066)		92,509,934

Agency Sponsored Mortgage-Backed Securities—10.6%
Agency Collateralized Mortgage Obligations — 9.4%
Federal Home Loan Mortgage Corp. REMICS
2.500%, 03/25/51 (i)	6,922,986	1,058,334
2.500%, 07/25/51 (i)	6,605,052	1,053,734
4.774%, SOFR30A + 0.900%, 08/25/54 (b)	1,541,376	1,543,546
4.824%, SOFR30A + 0.950%, 06/25/54 (b)	3,583,633	3,598,465
4.974%, SOFR30A + 1.100%, 02/25/54 (b)	2,279,548	2,286,134
4.974%, SOFR30A + 1.100%, 08/25/54 (b)	1,908,663	1,914,631
4.974%, SOFR30A + 1.100%, 02/25/55 (b)	1,491,659	1,495,971
4.974%, SOFR30A + 1.100%, 08/25/55 (b)	2,577,776	2,587,149
5.024%, SOFR30A + 1.150%, 03/25/55 (b)	1,868,106	1,875,169
5.024%, SOFR30A + 1.150%, 05/25/55 (b)	2,719,826	2,729,766
5.074%, SOFR30A + 1.200%, 06/25/55 (b)	2,499,555	2,514,410
Federal Home Loan Mortgage Corp. STACR REMICS Trust
4.724%, SOFR30A + 0.850%, 11/25/41 (144A) (b)	75,738	75,667
Security Description	Principal Amount*	Value

Agency Collateralized Mortgage Obligations—(Continued)
Federal Home Loan Mortgage Corp. STACR REMICS Trust
4.824%, SOFR30A + 0.950%, 01/25/45 (144A) (b)	513,150	$513,151
4.824%, SOFR30A + 0.950%, 09/25/45 (144A) (b)	580,425	580,580
4.874%, SOFR30A + 1.000%, 10/25/44 (144A) (b)	4,149	4,148
4.974%, SOFR30A + 1.100%, 05/25/45 (144A) (b)	410,787	411,703
5.074%, SOFR30A + 1.200%, 08/25/44 (144A) (b)	1,633,219	1,634,517
Federal National Mortgage Association Connecticut Avenue Securities Trust
4.824%, SOFR30A + 0.950%, 01/25/45 (144A) (b)	481,716	481,716
4.874%, SOFR30A + 1.000%, 07/25/44 (144A) (b)	209,847	209,716
4.874%, SOFR30A + 1.000%, 02/25/45 (144A) (b)	308,937	309,411
4.874%, SOFR30A + 1.000%, 05/25/45 (144A) (b)	359,958	360,317
4.924%, SOFR30A + 1.050%, 09/25/44 (144A) (b)	56,910	56,893
4.974%, SOFR30A + 1.100%, 02/25/44 (144A) (b)	498,832	498,522
5.024%, SOFR30A + 1.150%, 03/25/44 (144A) (b)	575,150	575,522
5.074%, SOFR30A + 1.200%, 01/25/42 (144A) (b)	15,100	15,095
5.324%, SOFR30A + 1.450%, 03/25/45 (144A) (b)	430,631	432,687
5.374%, SOFR30A + 1.500%, 10/25/43 (144A) (b)	1,481,170	1,483,666
6.539%, SOFR30A + 2.664%, 12/25/30 (b)	267,476	274,654
6.789%, SOFR30A + 2.914%, 02/25/30 (b)	317,809	322,555
10.939%, SOFR30A + 7.064%, 08/25/28 (b)	179,775	181,466
Federal National Mortgage Association Interest STRIPS
3.000%, 01/25/53 (i)	6,448,298	1,142,209
Federal National Mortgage Association REMICS
4.824%, SOFR30A + 0.950%, 01/25/54 (b)	1,219,656	1,224,695
4.824%, SOFR30A + 0.950%, 11/25/54 (b)	4,286,369	4,294,332
4.844%, SOFR30A + 0.970%, 08/25/54 (b)	2,556,788	2,568,434
4.974%, SOFR30A + 1.100%, 06/25/54 (b)	1,933,725	1,941,602
4.974%, SOFR30A + 1.100%, 07/25/55 (b)	2,749,470	2,759,152
5.024%, SOFR30A + 1.150%, 12/25/53 (b)	2,197,514	2,204,441
5.074%, SOFR30A + 1.200%, 10/25/53 (b)	2,480,791	2,494,879
5.074%, SOFR30A + 1.200%, 05/25/54 (b)	1,802,476	1,808,616
Government National Mortgage Association REMICS
2.000%, 02/20/51 (i)	12,986,115	1,330,495
3.500%, 11/20/49 (i)	5,822,298	1,142,555
		53,990,705
Agency Mortgage-Backed Securities — 1.2%
Federal Home Loan Mortgage Corp.
3.000%, 10/01/37	2,518,129	2,422,219
3.500%, 10/01/37	2,574,957	2,504,084
Federal National Mortgage Association
5.220%, 6M RFUCCT + 0.845%, 11/01/33 (b)	213	213
5.300%, 1Y H15 + 1.675%, 11/01/32 (b)	5,680	5,748
5.522%, 6M RFUCCT + 1.171%, 03/01/28 (b)	346	346
5.619%, 1Y H15 + 2.051%, 03/01/30 (b)	27	27
5.665%, 6M RFUCCT + 1.415%, 12/01/32 (b)	29,078	29,417
5.850%, 6M RFUCCT + 1.430%, 02/01/36 (b)	6,361	6,478
5.915%, 6M RFUCCT + 1.415%, 06/01/32 (b)	5,154	5,212
6.005%, 1Y RFUCCT + 1.571%, 11/01/36 (b)	95	98
6.016%, 6M RFUCCT + 1.569%, 12/01/34 (b)	8,514	8,701
6.030%, 1Y RFUCCT + 1.655%, 08/01/34 (b)	606	621
6.038%, 6M RFUCCT + 1.413%, 11/01/34 (b)	1,275	1,295
6.048%, 6M RFUCCT + 1.400%, 03/01/35 (b)	7,280	7,419
6.050%, 1Y RFUCCT + 1.550%, 07/01/33 (b)	13,946	14,203
6.068%, 6M RFUCCT + 1.541%, 04/01/36 (b)	3,943	4,031
See accompanying notes to financial statements.
BHFTI-168

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Agency Mortgage-Backed Securities—(Continued)
Federal National Mortgage Association
6.071%, 1Y H15 + 2.060%, 07/01/33 (b)	8,519	$8,688
6.110%, 6M RFUCCT + 1.610%, 06/01/28 (b)	32	32
6.123%, 1Y H15 + 1.998%, 10/01/32 (b)	2,877	2,937
6.125%, 1Y RFUCCT + 1.375%, 07/01/33 (b)	8,478	8,636
6.150%, 1Y H15 + 2.150%, 08/01/33 (b)	28,627	29,372
6.163%, 6M RFUCCT + 1.538%, 09/01/35 (b)	3,586	3,665
6.189%, 6M RFUCCT + 1.570%, 11/01/35 (b)	17,683	18,330
6.223%, 1Y H15 + 2.223%, 07/01/35 (b)	4,959	5,135
6.236%, 6M RFUCCT + 1.585%, 03/01/36 (b)	30,404	31,149
6.243%, 1Y H15 + 2.175%, 09/01/33 (b)	606	615
6.245%, 6M RFUCCT + 1.620%, 11/01/32 (b)	2,372	2,411
6.254%, 1Y H15 + 2.185%, 11/01/35 (b)	318,423	327,613
6.270%, 1Y H15 + 2.270%, 08/01/30 (b)	3,613	3,677
6.283%, 1Y H15 + 2.244%, 03/01/38 (b)	2,769	2,840
6.289%, 6M RFUCCT + 1.635%, 03/01/37 (b)	813	841
6.294%, 1Y H15 + 2.169%, 07/01/33 (b)	13,600	13,914
6.340%, 1Y H15 + 2.215%, 08/01/29 (b)	35	35
6.346%, 1Y H15 + 2.360%, 11/01/34 (b)	425,278	445,452
6.395%, 1Y H15 + 2.270%, 01/01/29 (b)	636	642
6.395%, 1Y RFUCCT + 1.645%, 09/01/39 (b)	767	792
6.402%, 1Y H15 + 2.152%, 12/01/33 (b)	17,495	17,924
6.404%, 1Y H15 + 2.258%, 09/01/36 (b)	126	130
6.405%, 1Y RFUCCT + 1.530%, 02/01/33 (b)	20,249	20,667
6.406%, 1Y RFUCCT + 1.656%, 10/01/36 (b)	566	584
6.425%, 1Y RFUCCT + 1.550%, 02/01/44 (b)	23,847	24,615
6.432%, 1Y RFUCCT + 1.682%, 05/01/33 (b)	2,374	2,423
6.447%, 1Y RFUCCT + 1.698%, 08/01/37 (b)	2,568	2,662
6.460%, 1Y RFUCCT + 1.669%, 11/01/36 (b)	317,423	327,114
6.473%, 1Y H15 + 2.320%, 07/01/28 (b)	98	99
6.477%, 1Y RFUCCT + 1.602%, 03/01/33 (b)	8,012	8,179
6.489%, 1Y RFUCCT + 1.690%, 11/01/35 (b)	1,880	1,932
6.493%, 1Y RFUCCT + 1.621%, 01/01/36 (b)	10,149	10,415
6.515%, 1Y RFUCCT + 1.765%, 10/01/33 (b)	9,661	9,876
6.520%, 1Y H15 + 2.270%, 01/01/32 (b)	2,788	2,849
6.525%, 1Y H15 + 2.275%, 06/01/35 (b)	28,647	29,476
6.533%, 1Y H15 + 2.372%, 01/01/32 (b)	62	63
6.535%, 1Y H15 + 2.285%, 02/01/35 (b)	21,852	22,513
6.569%, 1Y RFUCCT + 1.708%, 09/01/35 (b)	408,459	424,604
6.583%, 1Y RFUCCT + 1.833%, 08/01/32 (b)	22,003	22,518
6.585%, 1Y RFUCCT + 1.585%, 02/01/36 (b)	7,912	8,127
6.594%, 1Y RFUCCT + 1.844%, 09/01/37 (b)	561	581
6.635%, 1Y RFUCCT + 1.905%, 11/01/35 (b)	123,623	128,240
6.653%, 1Y RFUCCT + 1.778%, 12/01/35 (b)	75,923	78,221
6.726%, 1Y H15 + 2.481%, 09/01/33 (b)	193	196
6.731%, 6M RFUCCT + 2.106%, 09/01/33 (b)	14,024	14,110
6.732%, 1Y H15 + 2.483%, 04/01/36 (b)	780	810
6.748%, 1Y RFUCCT + 1.815%, 03/01/36 (b)	7,454	7,645
6.750%, 6M RFUCCT + 2.250%, 10/01/33 (b)	12,236	12,632
6.750%, 1Y RFUCCT + 1.750%, 04/01/34 (b)	11,116	11,365
6.810%, 1Y RFUCCT + 1.810%, 04/01/40 (b)	395	407
6.824%, 1Y RFUCCT + 1.823%, 03/01/36 (b)	10,788	11,079
Security Description	Principal Amount*	Value

Agency Mortgage-Backed Securities—(Continued)
Federal National Mortgage Association
6.935%, 1Y RFUCCT + 1.810%, 04/01/35 (b)	66,866	$68,903
		7,187,847
Total Agency Sponsored Mortgage-Backed Securities (Cost $61,063,378)		61,178,552

Non-Agency Mortgage-Backed Securities—10.2%
Collateralized Mortgage Obligations — 5.6%
A&D Mortgage Trust
6.733%, 07/25/68 (144A) (h)	383,042	385,260
Adjustable Rate Mortgage Trust
5.389%, 02/25/35 (b)	134,607	133,889
BRAVO Residential Funding Trust
3.500%, 10/25/44 (144A) (b)	567,203	545,644
6.191%, 03/25/64 (144A) (h)	1,158,408	1,169,749
6.285%, 02/25/64 (144A) (h)	242,315	244,473
6.394%, 10/25/63 (144A) (h)	686,043	691,011
6.435%, 05/25/63 (144A) (h)	1,658,910	1,664,405
6.505%, 06/25/63 (144A) (h)	146,219	146,938
6.602%, 09/25/63 (144A) (h)	277,655	279,488
CAFL Issuer LP
5.684%, 05/28/40 (144A) (h)	227,000	228,705
CHL Mortgage Pass-Through Trust
4.953%, 07/25/34 (b)	127,654	121,772
COLT Mortgage Loan Trust
5.835%, 02/25/69 (144A) (h)	740,247	745,379
5.903%, 12/25/68 (144A) (h)	405,730	408,528
Credit Suisse First Boston Mortgage Securities Corp.
5.000%, 01/25/38	33,359	18,638
Cross Mortgage Trust
5.883%, 04/25/70 (144A) (b)	298,651	302,670
6.085%, 12/25/68 (144A) (h)	1,026,601	1,034,703
Deephaven Residential Mortgage Trust
5.735%, 07/25/69 (144A) (h)	727,543	733,048
GS Mortgage-Backed Securities Trust
5.174%, SOFR30A + 1.300%, 02/25/56 (144A) (b)	213,770	213,706
HOMES Trust
5.915%, 07/25/69 (144A) (h)	347,457	350,872
Imperial Fund Mortgage Trust
5.941%, 02/25/68 (144A) (h)	537,977	536,614
JP Morgan Mortgage Trust
2.500%, 06/25/52 (144A) (b)	602,785	541,897
5.919%, 06/25/54 (144A) (h)	271,327	273,429
LHOME Mortgage Trust
5.612%, 04/25/40 (144A) (b)	185,000	186,366
Merrill Lynch Mortgage Investors Trust
4.586%, 1M TSFR + 0.854%, 03/25/28 (b)	23,479	22,799
Mill City Mortgage Loan Trust
3.250%, 05/25/62 (144A) (b)	110,523	109,911
3.500%, 04/25/66 (144A) (b)	678,636	668,877
Morgan Stanley Residential Mortgage Loan Trust
5.224%, SOFR30A + 1.350%, 09/25/54 (144A) (b)	565,680	564,612
6.152%, 12/25/68 (144A) (h)	822,454	829,252
See accompanying notes to financial statements.
BHFTI-169

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Non-Agency Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
New York Mortgage Trust
4.521%, 1M TSFR + 0.789%, 02/25/36 (b)	16,552	$16,408
OBX Trust
2.500%, 10/25/51 (144A) (b)	237,112	213,493
4.496%, 1M TSFR + 0.764%, 06/25/57 (144A) (b)	186,937	183,281
5.878%, 12/25/63 (144A) (h)	367,967	370,395
5.928%, 11/25/63 (144A) (h)	490,540	493,654
6.067%, 01/25/64 (144A) (h)	267,673	269,958
6.129%, 12/25/63 (144A) (h)	433,384	437,617
6.233%, 05/25/64 (144A) (h)	730,503	739,075
6.465%, 10/25/63 (144A) (h)	1,214,727	1,226,143
Onity Loan Investment Trust
3.000%, 06/25/38 (144A) (b)	349,871	343,795
3.000%, 11/25/38 (144A) (b)	866,130	845,501
PRKCM Trust
6.333%, 03/25/59 (144A) (h)	241,251	243,581
6.431%, 05/25/59 (144A) (h)	267,463	270,797
Provident Funding Mortgage Trust
2.500%, 10/25/51 (144A) (b)	455,430	407,850
PSMC Trust
2.500%, 08/25/51 (144A) (b)	2,169,337	1,970,770
Sequoia Mortgage Trust
4.488%, 1M TSFR + 0.754%, 11/20/34 (b)	75,364	71,917
Station Place Securitization Trust
4.630%, 1M TSFR + 0.900%, 09/23/26 (144A) (b)	2,040,000	2,043,721
4.630%, 1M TSFR + 0.900%, 11/24/26 (144A) (b)	2,069,000	2,068,983
4.851%, 1M TSFR + 0.900%, 07/23/26 (144A) (b)	2,052,000	2,065,715
Toorak Mortgage Trust
5.524%, 02/25/40 (144A) (h)	270,000	271,248
Towd Point Mortgage Trust
3.000%, 06/25/58 (144A) (b)	1,066,455	1,016,700
3.750%, 03/25/58 (144A) (b)	246,811	241,117
3.750%, 05/25/58 (144A) (b)	1,172,395	1,155,152
Verus Securitization Trust
6.095%, 02/25/69 (144A) (h)	158,511	159,860
6.218%, 06/25/69 (144A) (h)	454,088	459,899
6.338%, 04/25/69 (144A) (h)	864,451	874,151
6.665%, 09/25/68 (144A) (h)	138,839	139,974
6.876%, 11/25/68 (144A) (b)	463,786	470,242
WaMu Mortgage Pass-Through Certificates Trust
4.306%, 1M TSFR + 0.574%, 04/25/45 (b)	309,862	301,617
		32,525,249
Commercial Mortgage-Backed Securities — 4.6%
Bank5
1.221%, 07/15/58 (b) (i)	8,258,444	402,908
Bank5 Trust
1.062%, 01/15/58 (144A) (b) (i)	17,904,775	701,982
BBCMS Mortgage Trust
1.168%, 05/15/58 (b) (i)	11,514,186	525,419
Benchmark Mortgage Trust
1.258%, 10/15/58 (144A) (b) (i)	4,214,522	222,492
2.211%, 03/15/53	1,028,842	974,351
2.889%, 08/15/57	1,210,571	1,170,610
5.597%, 01/15/58 (b)	733,000	756,433
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
BMO Mortgage Trust
1.354%, 05/15/58 (b) (i)	7,922,220	$397,952
BX Mortgage Trust
4.554%, 1M TSFR + 0.804%, 10/15/36 (144A) (b)	2,643,000	2,634,764
BX Trust
5.031%, 12/13/42 (144A) (b)	843,000	850,642
5.241%, 1M TSFR + 1.491%, 04/15/37 (144A) (b)	1,563,610	1,565,050
5.450%, 1M TSFR + 1.700%, 12/15/44 (144A) (b)	483,000	483,300
Cantor Commercial Real Estate Lending
2.942%, 01/15/53	751,770	723,324
CGMS Commercial Mortgage Trust
3.711%, 08/15/50 (b)	337,000	330,451
Citigroup Commercial Mortgage Trust
2.450%, 07/10/49	447,450	446,471
3.154%, 11/15/49	1,132,000	1,119,678
4.408%, 06/10/51 (b)	518,000	514,848
COMM Mortgage Trust
4.418%, 02/10/48 (b)	244,944	237,599
CSAIL Commercial Mortgage Trust
1.085%, 03/15/53 (b) (i)	14,318,015	489,090
3.398%, 11/15/50	719,619	718,442
CSTL Commercial Mortgage Trust
4.561%, 11/10/42 (144A) (b)	782,000	779,526
GS Mortgage Securities Trust
0.613%, 02/13/53 (b) (i)	26,834,923	539,492
2.592%, 10/10/49	1,112,821	1,105,000
2.933%, 09/10/52	1,800,099	1,756,444
3.050%, 05/10/49	320,000	318,989
JPMBB Commercial Mortgage Securities Trust
3.576%, 03/17/49	314,176	313,600
Morgan Stanley Bank of America Merrill Lynch Trust
3.994%, 12/15/49 (b)	602,000	595,756
4.068%, 12/15/47	41,238	40,826
5.384%, 11/15/58	1,135,000	1,162,172
Morgan Stanley Capital I Trust
1.219%, 07/15/52 (b) (i)	15,145,124	541,712
NYC Commercial Mortgage Trust
4.668%, 11/05/38 (144A) (b)	886,000	887,874
UBS Commercial Mortgage Trust
3.344%, 04/15/52	894,000	880,725
Wells Fargo Commercial Mortgage Trust
1.022%, 10/15/52 (b) (i)	15,007,147	476,722
2.918%, 11/15/49	600,000	594,786
4.382%, 08/15/51	433,000	428,827
4.684%, 01/15/59 (b)	321,000	314,480
4.720%, 11/15/48 (b)	316,802	311,258
		26,313,995
Total Non-Agency Mortgage-Backed Securities (Cost $59,634,106)		58,839,244

Floating Rate Loans (j)—2.4%
Aerospace/Defense — 0.0%
Barnes Group, Inc.
2025 Term Loan B, 6.466%, 1M TSFR + 2.750%, 01/27/32	135,641	136,167
See accompanying notes to financial statements.
BHFTI-170

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (j)—(Continued)
Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
TransDigm, Inc.
2025 Term Loan K, 5.966%, 1M TSFR + 2.250%, 03/22/30	99,750	$100,145
		236,312
Airlines — 0.1%
AS Mileage Plan IP Ltd.
2025 Repriced Term Loan B, 5.634%, 3M TSFR + 1.750%, 10/15/31	135,578	136,425
United Airlines, Inc.
2024 1st Lien Term Loan B, 5.732%, 1M TSFR + 2.000%, 02/22/31	197,882	198,954
WestJet Loyalty LP
Term Loan B, 6.922%, 3M TSFR + 3.250%, 02/14/31	86,181	86,657
		422,036
Auto Parts & Equipment — 0.1%
American Axle and Manufacturing, Inc.
2025 Incremental Term Loan C, 02/24/32 (k)	118,159	118,405
Clarios Global LP
2025 USD Term Loan B, 6.466%, 1M TSFR + 2.750%, 01/28/32	109,705	110,117
First Brands Group LLC
2021 Term Loan, 03/30/27 (c)	104,126	561
2025 DIP Term Loan, 5.393%, 1M TSFR + 1.550%, 06/29/26 †	42,860	9,108
2025 PIK DIP Roll-Up Term Loan B, 06/29/26 † (c)	49,091	1,391
		239,582
Beverages — 0.0%
Primo Brands Corp.
2025 Term Loan B, 5.922%, 3M TSFR + 2.250%, 03/31/28	104,254	104,616
Building Materials — 0.2%
Chamberlain Group, Inc.
2025 Term Loan B, 6.466%, 1M TSFR + 2.750%, 09/08/32	30,548	30,656
EMRLD Borrower LP
2024 Term Loan B, 6.122%, 6M TSFR + 2.250%, 08/04/31	70,121	70,353
Term Loan B, 6.072%, 3M TSFR + 2.250%, 05/31/30	237,534	238,452
Knife River HoldCo
Term Loan, 5.738%, 3M TSFR + 2.000%, 03/08/32	18,957	19,075
Quikrete Holdings, Inc.
2024 Term Loan B2, 5.966%, 1M TSFR + 2.250%, 03/19/29	147,735	148,437
2025 Term Loan B, 5.966%, 1M TSFR + 2.250%, 02/10/32	88,983	89,361
Smyrna Ready Mix Concrete LLC
2025 Term Loan B, 6.716%, 1M TSFR + 3.000%, 04/02/29	27,962	28,171
Watlow Electric Manufacturing Co.
Term Loan B, 6.840%, 3M TSFR + 3.000%, 03/02/28	190,131	191,478
		815,983
Chemicals — 0.1%
A-AP Buyer, Inc.
Term Loan B, 6.466%, 1M TSFR + 2.750%, 09/09/31	100,183	100,684
Albaugh LLC
2022 Term Loan B, 7.466%, 1M TSFR + 3.750%, 04/06/29	227,997	224,577
Security Description	Principal Amount*	Value

Chemicals—(Continued)
INEOS Quattro Holdings U.K. Ltd.
2023 USD 1st Lien Term Loan B, 8.066%, 1M TSFR + 4.250%, 04/02/29	138,281	$98,179
Paint Intermediate III LLC
2024 Term Loan B, 6.870%, 3M TSFR + 3.000%, 10/09/31	198,872	199,784
Solstice Advanced Materials, Inc.
Term Loan B, 5.593%, 3M TSFR + 1.750%, 10/29/32	90,036	90,655
		713,879
Commercial Services — 0.3%
Albion Financing 3 SARL
2025 USD Term Loan, 6.868%, 3M TSFR + 3.000%, 05/21/31	27,956	28,183
Allied Universal Holdco LLC
2025 USD Term Loan B, 6.966%, 1M TSFR + 3.250%, 08/20/32	135,209	136,038
APi Group DE, Inc.
2025 Term Loan, 5.466%, 1M TSFR + 1.750%, 01/03/29 †	100,000	100,516
Boost Newco Borrower LLC
2025 USD Term Loan B2, 5.672%, 3M TSFR + 2.000%, 01/31/31	98,502	98,760
Cimpress PLC
2024 Term Loan B, 6.216%, 1M TSFR + 2.500%, 05/17/28	148,496	149,053
Creative Artists Agency LLC
2025 Repriced Term Loan B, 6.216%, 1M TSFR + 2.500%, 10/01/31	173,316	174,182
Garda World Security Corp.
2025 Term Loan B, 6.750%, 1M TSFR + 3.000%, 02/01/29	98,502	99,056
Nuvei Technologies Corp.
2025 Repriced Term Loan B, 6.216%, 1M TSFR + 2.500%, 11/17/31	193,795	194,227
PG Investment Co. 59 SARL
Term Loan B, 6.715%, 1M TSFR + 2.750%, 03/26/31	82,554	82,935
Prime Security Services Borrower LLC
2025 Incremental Term Loan B, 5.585%, 1M TSFR + 1.750%, 03/07/32	98,502	98,394
Veritiv Corp.
Term Loan B, 7.672%, 3M TSFR + 4.000%, 11/30/30	190,585	190,803
Wand NewCo 3, Inc.
2025 Repriced Term Loan B, 6.216%, 1M TSFR + 2.500%, 01/30/31	91,755	91,995
		1,444,142
Computers — 0.1%
Clover Holdings 2 LLC
Term Loan B, 7.772%, 1M TSFR + 4.000%, 12/09/31	47,268	47,335
KnowBe4, Inc.
2025 Term Loan, 7.590%, 3M TSFR + 3.750%, 07/23/32	93,750	93,926
McAfee LLC
2024 USD 1st Lien Term Loan B, 6.716%, 1M TSFR + 3.000%, 03/01/29	147,752	136,917
Nielsen Consumer, Inc.
2025 USD 1st Lien Term Loan, 5.966%, 1M TSFR + 2.250%, 10/31/30	148,379	148,935
		427,113
See accompanying notes to financial statements.
BHFTI-171

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (j)—(Continued)
Security Description	Principal Amount*	Value

Distribution/Wholesale — 0.1%
Core & Main LP
2024 Term Loan D, 5.690%, 3M TSFR + 2.000%, 07/27/28	145,532	$146,168
Openlane, Inc.
Term Loan B, 6.365%, 3M TSFR + 2.500%, 10/08/32	100,000	100,250
		246,418
Diversified Financial Services — 0.1%
Citadel Securities LP
2024 First Lien Term Loan, 5.672%, 3M TSFR + 2.000%, 10/31/31	173,236	174,319
CPI Holdco B LLC
2024 Term Loan, 5.716%, 1M TSFR + 2.000%, 05/19/31	99,119	99,475
Edelman Financial Center LLC
2024 Term Loan, 6.716%, 1M TSFR + 3.000%, 04/07/28	179,647	180,818
Jane Street Group LLC
2024 Term Loan B1, 5.822%, 3M TSFR + 2.000%, 12/15/31	194,977	194,337
Speed Midco 3 SARL
2025 USD Term Loan, 6.288%, 6M TSFR + 2.500%, 09/23/32	73,100	73,602
		722,551
Electric — 0.1%
Calpine Construction Finance Co. LP
2023 Refinancing Term Loan B, 5.485%, 1M TSFR + 1.750%, 07/31/30	100,000	100,203
Calpine Corp.
2024 Term Loan B10, 5.466%, 1M TSFR + 1.750%, 01/31/31	149,624	149,783
		249,986
Electronics — 0.0%
MV Holding GmbH
2025 USD Term Loan B, 5.721%, 1M TSFR + 2.000%, 03/17/32	22,558	22,671
Pinnacle Buyer LLC
Delayed Draw Term Loan, 10/01/32 (l)	14,050	14,133
Term Loan, 6.485%, 3M TSFR + 2.500%, 10/01/32	72,875	73,249
		110,053
Engineering & Construction — 0.0%
Brand Industrial Services, Inc.
2024 Term Loan B, 8.354%, 3M TSFR + 4.500%, 08/01/30	147,735	134,716
Radar Bidco SARL
2025 USD Term Loan B, 7.186%, 3M TSFR + 3.250%, 04/04/31	83,123	83,799
		218,515
Entertainment — 0.1%
Banijay Entertainment SAS
2025 USD Term Loan B3, 6.614%, 1M TSFR + 2.750%, 03/01/28	43,986	44,435
Caesars Entertainment, Inc.
Term Loan B, 5.966%, 1M TSFR + 2.250%, 02/06/30	85,752	85,127
Flutter Financing BV
2024 Term Loan B, 5.422%, 3M TSFR + 1.750%, 11/30/30	97,857	97,703
Great Canadian Gaming Corp.
2024 Term Loan B, 8.445%, 3M TSFR + 4.750%, 11/01/29	150,000	147,625
Security Description	Principal Amount*	Value

Entertainment—(Continued)
Scientific Games Holdings LP
2024 USD Term Loan B, 6.934%, 3M TSFR + 3.000%, 04/04/29	189,916	$186,854
		561,744
Food — 0.1%
Aspire Bakeries Holdings LLC
2025 Term Loan B, 7.221%, 1M TSFR + 3.500%, 12/23/30	87,353	87,899
Chobani LLC
2025 Term Loan B, 5.966%, 1M TSFR + 2.250%, 10/28/32	109,057	109,738
Froneri Lux Finco SARL
2024 USD Term Loan B4, 6.447%, 6M TSFR + 2.250%, 09/30/31	132,076	132,177
		329,814
Food Service — 0.0%
Aramark Services, Inc.
2025 Term Loan, 5.471%, 1M TSFR + 1.750%, 06/22/30	22,356	22,503
Golden State Food LLC
Term Loan B, 7.672%, 3M TSFR + 4.000%, 12/04/31	66,951	67,432
		89,935
Healthcare-Products — 0.0%
Bausch & Lomb Corp.
2025 Term Loan B, 7.966%, 1M TSFR + 4.250%, 01/15/31	100,199	100,794
Healthcare-Services — 0.1%
Charlotte Buyer, Inc.
2025 Repriced Term Loan B, 8.011%, 1M TSFR + 4.250%, 02/11/28	77,009	75,710
Dermatology Intermediate Holdings III, Inc.
2022 Term Loan B, 8.090%, 3M TSFR + 4.250%, 03/30/29	124,356	120,158
Phoenix Guarantor, Inc.
2024 Term Loan B, 6.216%, 1M TSFR + 2.500%, 02/21/31	98,503	99,106
U.S. Anesthesia Partners, Inc.
2021 Term Loan, 7.987%, 1M TSFR + 4.000%, 10/01/28	145,145	145,977
		440,951
Holding Companies-Diversified — 0.0%
Forward Air Corp.
Term Loan B, 8.338%, 3M TSFR + 4.500%, 12/19/30	150,000	149,234
Home Builders — 0.0%
Tecta America Corp.
2025 Term Loan B, 6.716%, 1M TSFR + 3.000%, 02/18/32	71,250	71,597
Home Furnishings — 0.0%
AI Aqua Merger Sub, Inc.
2024 1st Lien Term Loan B, 6.854% - 6.873%, 1M TSFR + 3.000%, 3M TSFR + 3.000%, 07/31/28 (m)	201,889	202,576
Housewares — 0.0%
Hunter Douglas, Inc.
2025 USD Term Loan B, 6.672%, 3M TSFR + 3.000%, 01/20/32	148,459	149,527
See accompanying notes to financial statements.
BHFTI-172

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (j)—(Continued)
Security Description	Principal Amount*	Value

Insurance — 0.1%
Alliant Holdings Intermediate LLC
2025 Term Loan B, 6.216%, 1M TSFR + 2.500%, 09/19/31	147,754	$148,308
Asurion LLC
2023 Term Loan B11, 8.066%, 1M TSFR + 4.250%, 08/19/28	95,347	95,704
Broadstreet Partners, Inc.
2024 Term Loan B4, 6.466%, 1M TSFR + 2.750%, 06/13/31	136,761	137,322
		381,334
Internet — 0.0%
MH Sub I LLC
2023 Term Loan, 7.966%, 1M TSFR + 4.250%, 05/03/28	146,249	136,377
2024 Term Loan B4, 7.966%, 1M TSFR + 4.250%, 12/31/31	98,992	85,221
		221,598
Leisure Time — 0.0%
Horizon U.S. Finco LP
Term Loan B, 8.198%, 6M TSFR + 4.500%, 10/31/31	147,631	145,232
Machinery-Diversified — 0.1%
CPM Holdings, Inc.
2023 Term Loan, 8.343%, 1M TSFR + 4.500%, 09/28/28 †	136,044	135,640
Crown Equipment Corp.
2025 1st Lien Term Loan B, 5.772%, 1M TSFR + 2.000%, 10/10/31	98,747	99,446
Roper Industrial Products Investment Co. LLC
2024 USD 1st Lien Term Loan B, 6.422%, 3M TSFR + 2.750%, 11/22/29	197,378	198,753
		433,839
Media — 0.0%
Charter Communications Operating LLC
2024 Term Loan B5, 6.235%, 3M TSFR + 2.250%, 12/15/31	97,878	98,044
Metal Fabricate/Hardware — 0.0%
Tiger Acquisition LLC
2025 Term Loan B, 6.230%, 1M TSFR + 2.500%, 08/23/32	41,562	41,738
Zekelman Industries, Inc.
2024 Term Loan B, 5.981%, 1M TSFR + 2.250%, 01/24/31	136,054	136,870
		178,608
Oil & Gas — 0.1%
Delek U.S. Holdings, Inc.
2022 Term Loan B, 7.316%, 1M TSFR + 3.500%, 11/19/29	149,231	149,511
Hilcorp Energy I LP
Term Loan B, 5.736%, 1M TSFR + 2.000%, 02/11/30	113,428	113,712
		263,223
Oil & Gas Services — 0.0%
Deep Blue Operating I LLC
Term Loan, 6.593%, 1M TSFR + 2.750%, 10/01/32	49,722	49,970
Star Holding LLC
2024 1st Lien Term Loan B, 8.216%, 1M TSFR + 4.500%, 07/31/31	147,746	145,530
		195,500
Security Description	Principal Amount*	Value

Packaging & Containers — 0.0%
Owens-Illinois, Inc.
2025 Term Loan B, 6.838%, 3M TSFR + 3.000%, 09/30/32	123,640	$124,857
Pharmaceuticals — 0.0%
Southern Veterinary Partners LLC
2025 Term Loan B, 6.365%, 3M TSFR + 2.500%, 12/04/31	99,750	99,719
Pipelines — 0.1%
Oryx Midstream Services Permian Basin LLC
2025 Term Loan B, 5.977%, 1M TSFR + 2.250%, 10/05/28	156,816	157,836
UGI Energy Services LLC
2024 Term Loan B, 6.216%, 1M TSFR + 2.500%, 02/22/30	166,019	166,745
		324,581
Retail — 0.2%
1011778 B.C. Unlimited Liability Co.
2024 Term Loan B6, 5.466%, 1M TSFR + 1.750%, 09/20/30	93,684	93,918
Dave & Buster's, Inc.
2024 Term Loan B, 7.125%, 3M TSFR + 3.250%, 06/29/29	150,000	138,937
Flynn Restaurant Group LP
2025 Incremental Term Loan, 7.466%, 1M TSFR + 3.750%, 01/28/32	113,260	113,880
General Nutrition Centers, Inc.
2020 2nd Lien Term Loan, 9.816%, 1M TSFR + 6.100%, 10/07/26 † (d) (e)	237,932	178,449
Great Outdoors Group LLC
2025 Term Loan B, 6.966%, 1M TSFR + 3.250%, 01/23/32	208,510	210,009
Peer Holding III B.V.
2025 USD Term Loan B5B, 6.172%, 3M TSFR + 2.500%, 07/01/31	177,024	177,946
Whatabrands LLC
2024 1st Lien Term Loan B, 6.216%, 1M TSFR + 2.500%, 08/03/28	56,022	56,231
White Cap Buyer LLC
2024 Term Loan B, 6.966%, 1M TSFR + 3.250%, 10/19/29	137,663	138,375
		1,107,745
Semiconductors — 0.0%
Altar Bidco, Inc.
2021 Term Loan, 6.783%, 12M TSFR + 3.100%, 02/01/29	198,969	197,153
Software — 0.2%
Adeia, Inc.
2025 Repriced Term Loan, 6.216%, 1M TSFR + 2.500%, 06/08/28	182,517	183,373
Central Parent, Inc.
2024 Term Loan B, 6.922%, 3M TSFR + 3.250%, 07/06/29	112,092	95,392
ConnectWise LLC
2021 Term Loan B, 7.434%, 3M TSFR + 3.500%, 09/29/28	89,511	88,093
CoreLogic, Inc.
Term Loan, 7.331%, 1M TSFR + 3.500%, 06/02/28	147,676	148,119
Cotiviti Corp.
2024 Term Loan, 6.623%, 1M TSFR + 2.750%, 05/01/31	124,370	119,940
Dayforce, Inc.
2025 Term Loan, 08/20/32 † (k)	166,667	166,333
Flash Charm, Inc.
2024 Term Loan, 7.354%, 3M TSFR + 3.500%, 03/02/28	147,730	138,313
See accompanying notes to financial statements.
BHFTI-173

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (j)—(Continued)
Security Description	Principal Amount*	Value

Software—(Continued)
Kaseya, Inc.
2025 1st Lien Term Loan B, 6.716%, 1M TSFR + 3.000%, 03/20/32 †	96,833	$97,022
Playtika Holding Corp.
2021 Term Loan B1, 6.581%, 1M TSFR + 2.750%, 03/13/28	147,664	143,073
Skopima Merger Sub, Inc.
2024 Repriced Term Loan, 7.466%, 1M TSFR + 3.750%, 05/12/28	147,751	135,423
		1,315,081
Transportation — 0.1%
Kenan Advantage Group, Inc.
2024 Term Loan B4, 6.966%, 1M TSFR + 3.250%, 01/25/29	256,746	254,981
Rand Parent LLC
2025 Term Loan B, 6.672%, 3M TSFR + 3.000%, 03/18/30	148,372	148,959
Worldwide Express Operations LLC
2024 Term Loan B, 7.672%, 3M TSFR + 4.000%, 07/26/28 †	142,236	143,054
		546,994
Total Floating Rate Loans (Cost $13,967,478)		13,680,866

Municipals—1.8%
Curators of the University of Missouri
2.012%, 11/01/27	2,000,000	1,939,952
Empire State Development Corp.
2.250%, 03/15/26	5,950,000	5,929,358
Golden State Tobacco Securitization Corp.
3.850%, 06/01/50	1,305,000	1,192,707
Texas State University System
2.351%, 03/15/26	1,385,000	1,381,336
Total Municipals (Cost $10,611,266)		10,443,353

Foreign Government—1.7%
Electric — 0.2%
Korea Electric Power Corp.
5.375%, 04/06/26 (144A)	800,000	802,762
Sovereign — 1.5%
Brazil Government International Bonds
4.500%, 05/30/29	230,000	227,873
Chile Government International Bonds
4.850%, 01/22/29	340,000	347,191
Colombia Government International Bonds
7.375%, 04/25/30	220,000	232,320
Dominican Republic International Bonds
5.950%, 01/25/27	450,000	454,072
Guatemala Government Bonds
4.875%, 02/13/28 (144A)	460,000	461,858
Hungary Government International Bonds
5.250%, 06/16/29	450,000	459,140
Indonesia Government International Bonds
3.850%, 10/15/30	240,000	235,710
Security Description	Principal Amount*/ Shares	Value

Sovereign—(Continued)
Ivory Coast Government International Bonds
6.375%, 03/03/28	340,000	$344,819
Jamaica Government International Bonds
6.750%, 04/28/28	340,000	350,030
Mexico Government International Bonds
4.150%, 03/28/27 (a)	230,000	229,655
Morocco Government International Bonds
5.950%, 03/08/28 (144A)	340,000	349,716
Panama Government International Bonds
9.375%, 04/01/29	330,000	375,623
Paraguay Government International Bonds
4.700%, 03/27/27	460,000	462,760
Peru Government International Bonds
2.783%, 01/23/31 (a)	440,000	405,702
Philippines Government International Bonds
9.500%, 02/02/30	380,000	456,813
Republic of Poland Government International Bonds
4.875%, 02/12/30	560,000	577,027
Republic of South Africa Government International Bonds
4.850%, 09/27/27	580,000	587,447
Republic of Uzbekistan International Bonds
7.850%, 10/12/28 (144A)	320,000	342,482
Romania Government International Bonds
2.875%, 05/26/28 (144A) (EUR)	500,000	582,964
Serbia International Bonds
6.250%, 05/26/28 (144A)	330,000	342,006
Turkiye Government International Bonds
8.600%, 09/24/27	320,000	342,474
Uruguay Government International Bonds
4.375%, 10/27/27	580,000	582,088
		8,749,770
Total Foreign Government (Cost $9,598,172)		9,552,532

Common Stocks—0.0%
Retail — 0.0%
KSouth Africa Ltd. (d) (e) (n)	40,457	652
KSouth Africa Ltd. - Class A (d) (e) (n)	8,217,950	0
Party City Holdco, Inc. (d) (e) (n)	8	0
Total Common Stocks (Cost $481,169)		652

Escrow Shares—0.0%
Oil & Gas — 0.0%
Sanchez Energy Corp. (c) (Cost $1,200,000)	1,200,000	120

Short-Term Investments—2.6%
Discount Note—2.6%
Federal Home Loan Bank
3.500%, 01/02/26 (o)	14,936,000	14,933,087
See accompanying notes to financial statements.
BHFTI-174

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Short-Term Investments—(Continued)
Security Description	Principal Amount*/ Shares	Value
Repurchase Agreement—0.0%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $133,228; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $135,878	133,210	$133,210
Total Short-Term Investments (Cost $15,067,758)		15,066,297

Securities Lending Reinvestments (p)—9.3%
Short-Term Investment Funds—1.9%
BlackRock Liquidity Funds FedFund, Institutional Shares 3.640% (q)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (q)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 3.670% (q)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (q)	1,000,000	1,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class 3.680% (q)	5,000,000	5,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (q)	1,000,000	1,000,000
		11,000,000

Certificates of Deposit—0.9%
Bank of Montreal
4.120%, SOFR + 0.350%, 05/14/26 (b)	2,000,000	2,000,050
Canadian Imperial Bank of Commerce (NY)
4.090%, SOFR + 0.380%, 08/11/26 (b)	1,300,000	1,300,797
National Bank of Canada
3.970%, SOFR + 0.200%, 02/11/26 (b)	1,000,000	1,000,373
Standard Chartered Bank
3.980%, SOFR + 0.270%, 05/07/26 (b)	1,000,000	1,000,278
		5,301,498
Commercial Paper—0.2%
Ionic Funding LLC
4.110%, 01/05/26	1,000,000	999,456
Repurchase Agreements—5.8%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $3,000,628; collateralized by various Common Stock with an aggregate market value of $3,341,027	3,000,000	3,000,000
Repurchase Agreement dated 12/31/25 at 3.850%, due on 01/02/26 with a maturity value of $3,000,642; collateralized by various Common Stock with an aggregate market value of $3,341,027	3,000,000	3,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $3,475,899; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $3,545,417	3,475,160	3,475,160
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 4.130%, due on 07/06/26 with a maturity value of $2,042,906; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.000%, maturity dates ranging from 01/15/26 - 06/30/26, and various Common Stock with an aggregate market value of $2,080,250	2,000,000	$2,000,000
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $2,000,434; collateralized by various Common Stock with an aggregate market value of $2,222,467	2,000,000	2,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $4,801,064; collateralized by various Common Stock with an aggregate market value of $5,342,200	4,800,000	4,800,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.880%, due on 01/07/26 with a maturity value of $10,007,544; collateralized by various Common Stock with an aggregate market value of $11,121,855	10,000,000	10,000,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/25 at 3.910%, due on 02/04/26 with a maturity value of $4,015,206; collateralized by various Common Stock with an aggregate market value of $4,444,928	4,000,000	4,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $88,623; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $90,377	88,605	88,605
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $1,000,208; collateralized by various Common Stock with an aggregate market value of $1,100,229	1,000,000	1,000,000
		33,363,765
Time Deposits—0.5%
Banco Santander SA
3.620%, 01/02/26	2,000,000	2,000,000
See accompanying notes to financial statements.
BHFTI-175

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (p)—(Continued)
Security Description	Principal Amount*	Value
Time Deposits—(Continued)
First Abu Dhabi Bank USA NV
3.590%, 01/02/26	1,000,000	$1,000,000
		3,000,000
Total Securities Lending Reinvestments (Cost $53,663,422)		53,664,719
Total Purchased Options—0.0% (r) (Cost $177,550)		89,884
Total Investments—108.6% (Cost $627,593,253)		625,181,993
Unfunded Loan Commitments—(0.0)% (Cost $(14,050))		(14,050)
Net Investments—108.6% (Cost $627,579,203)		625,167,943
Other assets and liabilities (net)—(8.6)%		(49,376,409)
Net Assets—100.0%		$575,791,534

*	Principal amount stated in U.S. dollars unless otherwise noted.
†
Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2025, the market value of restricted securities was
$831,513, which is 0.1% of net assets. See  details shown in the Restricted Securities table that follows.

(a)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $87,005,156 and the collateral received consisted of cash in the amount of $53,653,718 and non-cash collateral with a value of $36,174,519. The cash collateral investments are disclosed in the Schedule of Investments and categorized as
Securities Lending Reinvestments. The non-cash collateral received consists of U.S.
government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(b)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(c)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2025, these securities represent 0.0% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2025, the market value of securities pledged was $2,094,813.
(h)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(i)	Interest only security.
(j)
Floating rate loans ("Senior Loans") often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.

(k)	This loan will settle after December 31, 2025, at which time the interest rate will be determined.
(l)
Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

(m)	The stated interest rates represent the range of rates applicable to the underlying contracts within the loan tranche as of December 31, 2025.
(n)	Non-income producing security.
(o)	The rate shown represents current yield to maturity.
(p)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(q)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(r)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$189,422,841, which is 32.9% of net assets.

Restricted Securities	Acquisition Date	Principal Amount		Cost	Value
APi Group DE, Inc., 5.466%, 01/03/29	02/26/25	USD	100,000	$100,000	$100,516
CPM Holdings, Inc., 8.343%, 09/28/28	06/21/24-06/24/24	USD	136,044	135,710	135,640
Dayforce, Inc., 08/20/32	10/07/25	USD	166,667	166,201	166,333
First Brands Group LLC, 06/29/26	10/02/25	USD	49,091	27,774	1,391
First Brands Group LLC, 5.393%, 06/29/26	10/02/25-11/10/25	USD	42,860	37,109	9,108
General Nutrition Centers, Inc., 9.816%, 10/07/26	10/30/20-12/31/24	USD	237,932	237,333	178,449
Kaseya, Inc., 6.716%, 03/20/32	03/10/25	USD	96,833	96,722	97,022
KSouth Africa Ltd., 3.000%, 12/31/49	04/15/13-12/31/18	USD	712,186	1,372,248	0
KSouth Africa Ltd., 25.000%, 12/31/49	12/22/16-12/31/18	USD	313,720	313,720	0
Worldwide Express Operations LLC, 7.672%, 07/26/28	02/25/25	USD	142,236	142,236	143,054
					$831,513
See accompanying notes to financial statements.
BHFTI-176

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$175,363,008	$233,510,621	$182 ,068,579	$315,720,180
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(51,662,018)	$—	$—	$—	$(51,662,018)
Foreign Government	(95,500)	—	—	—	(95,500)
U.S. Treasury & Government Agencies	(1,896,200)	—	—	—	(1,896,200)
Total Borrowings	$(53,653,718)	$—	$—	$—	$(53,653,718)
Gross amount of recognized liabilities for securities lending transactions					$(53,653,718)
Investments in Derivative Instruments
Forward Foreign Currency Exchange Contracts
Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	504,000	JPMC	02/17/26	USD	589,640	$(3,865)
Net Unrealized Depreciation						$(3,865)
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/31/26	508	USD	106,064,844	$(36,537)
U.S. Treasury Note 5 Year Futures	03/31/26	115	USD	12,570,039	(41,486)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	03/20/26	(23)	USD	(2,586,063)	17,217
U.S. Treasury Note Ultra 10 Year Futures	03/20/26	(5)	USD	(575,078)	4,524
Net Unrealized Depreciation					$(56,282)
Purchased Options
Foreign Currency Options	Strike Price		Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
JPY Call/EUR Put	JPY	181.050	03/16/26	JPMC	7,762,000	EUR	7,762,000	$131,980	$68,177	$(63,803)
See accompanying notes to financial statements.
BHFTI-177

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Purchased Options — (Continued)

Credit Default Swaptions	Strike Spread	Reference Obligation	Buy/Sell Protection	Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5 Yr. CDS	0.500%	CDX.NA.IG.45.V1	Buy	02/18/26	CBNA	14,700,000	USD	14,700,000	$45,570	$21,707	$(23,863)
Written Options
Foreign Currency Options	Strike Price		Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
JPY Call/EUR Put	JPY	176.450	03/16/26	JPMC	(7,762,000)	EUR	(7,762,000)	$(52,084)	$(23,242)	$28,842

Credit Default Swaptions	Strike Spread	Reference Obligation	Buy/Sell Protection	Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5 Yr. CDS	0.600%	CDX.NA.IG.45.V1	Sell	02/18/26	CBNA	(29,400,000)	USD	(29,400,000)	$(50,274)	$(14,542)	$35,732
Centrally Cleared Interest Rate Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	4.000%	Annually	08/26/27	USD	7,900,000	$83,077	$1,940	$81,137
Pay	12M SOFR	Annually	4.110%	Annually	02/24/27	USD	76,500,000	601,614	71,363	530,251
Receive	12M SOFR	Annually	4.000%	Annually	02/26/35	USD	2,300,000	(44,870)	1,104	(45,974)
Receive	12M SOFR	Annually	4.060%	Annually	02/24/30	USD	17,100,000	(429,336)	4,458	(433,794)
Totals								$210,485	$78,865	$131,620
Centrally Cleared Credit Default Swap Contracts on Credit Indices—Sell Protection (a)
Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.45.V1	5.000%	Quarterly	12/20/30	3.155%	USD	2,740,000	$209,350	$186,123	$23,227
CDX.NA.IG.45.V1	1.000%	Quarterly	12/20/30	0.500%	USD	34,825,000	789,308	756,292	33,016
Totals							$998,658	$942,415	$56,243
OTC Credit Default Swap Contracts on Credit Indices—Buy Protection (d)
Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.45 (25-35% Tranche)	(5.000%)	Quarterly	12/20/30	CBNA	1.642%	USD	1,400,000	$(212,780)	$(208,150)	$(4,630)
See accompanying notes to financial statements.
BHFTI-178

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
OTC Credit Default Swap Contracts on Credit Indices—Sell Protection (a)
Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.39 (15-25% Tranche)	5.000%	Quarterly	12/20/27	JPMC	0.760%	USD	1,900,000	$154,283	$45,405	$108,878
CDX.NA.IG.41 (3-7% Tranche)	1.000%	Quarterly	12/20/28	CBNA	0.289%	USD	5,000,000	100,840	(99,183)	200,023
Totals								$255,123	$(53,778)	$308,901

(a)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)
The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)
If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Securities in the amount of $214,361 have been received at the custodian bank as collateral for OTC derivative contracts.
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	Investments at market value (a)	$21,707
	OTC swap contracts at market value (b) (c)	255,123	OTC swap contracts at market value (b) (c)	$212,780
	Unrealized appreciation on centrally cleared swap contracts (d) (e)	56,243
			Written options at value	14,542
Foreign Exchange	Investments at market value (a)	68,177
			Unrealized depreciation on forward foreign currency exchange contracts	3,865
			Written options at value	23,242
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (d) (e)	611,388	Unrealized depreciation on centrally cleared swap contracts (d) (e)	479,768
	Unrealized appreciation on futures contracts (e) (f)	21,741	Unrealized depreciation on futures contracts (e) (f)	78,023
Total		$1,034,379		$812,220

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest payable of $1,944.
(c)	Excludes OTC swap interest receivable of $4,028.
(d)
Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and
Liabilities.

(e)	Financial instrument not subject to a master netting agreement.
(f)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.
See accompanying notes to financial statements.
BHFTI-179

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2025.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank NA	$122,547	$(122,547)	$—	$—
JPMorgan Chase Bank NA	222,460	(27,107)	(195,353)	—
	$345,007	$(149,654)	$(195,353)	$—

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank NA	$227,322	$(122,547)	$(104,775)	$—
JPMorgan Chase Bank NA	27,107	(27,107)	—	—
	$254,429	$(149,654)	$(104,775)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Total
Purchased options	$—	$95,826	$95,826
Futures contracts	1,047,973	—	1,047,973
Swap contracts	(159,591)	899,939	740,348
Written options	—	35,948	35,948
	$888,382	$1,031,713	$1,920,095

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$—	$(23,863)	$(63,803)	$(87,666)
Forward foreign currency transactions	—	—	(3,865)	(3,865)
Futures contracts	(260,572)	—	—	(260,572)
Swap contracts	131,620	(220,173)	—	(88,553)
Written options	—	35,732	28,842	64,574
	$(128,952)	$(208,304)	$(38,826)	$(376,082)
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$44,721,902
Forward foreign currency transactions	589,640
Futures contracts long	134,735,519
Futures contracts short	(3,177,816)
Swap contracts	137,888,250
Written options	(46,373,967)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
See accompanying notes to financial statements.
BHFTI-180

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Aerospace/Defense	$—	$6,883,927	$—	$6,883,927
Agriculture	—	1,700,497	—	1,700,497
Airlines	—	45,826	—	45,826
Auto Manufacturers	—	9,963,858	—	9,963,858
Banks	—	64,013,717	—	64,013,717
Beverages	—	1,558,953	—	1,558,953
Biotechnology	—	633,182	—	633,182
Building Materials	—	2,827,800	—	2,827,800
Chemicals	—	1,145,469	—	1,145,469
Commercial Services	—	1,386,930	—	1,386,930
Cosmetics/Personal Care	—	3,375,061	—	3,375,061
Diversified Financial Services	—	10,337,791	—	10,337,791
Electric	—	15,927,961	—	15,927,961
Electrical Components & Equipment	—	1,135,936	—	1,135,936
Electronics	—	419,538	—	419,538
Entertainment	—	2,387,442	—	2,387,442
Food	—	3,791,408	—	3,791,408
Forest Products & Paper	—	339,865	—	339,865
Gas	—	320,101	—	320,101
Healthcare-Products	—	1,584,280	—	1,584,280
Healthcare-Services	—	6,035,384	—	6,035,384
Home Builders	—	3,037,354	—	3,037,354
Insurance	—	11,660,996	—	11,660,996
Internet	—	2,656,019	—	2,656,019
Leisure Time	—	411,365	—	411,365
Lodging	—	1,170,485	—	1,170,485
Machinery-Construction & Mining	—	525,446	—	525,446
Machinery-Diversified	—	205,643	—	205,643
Media	—	2,427,531	—	2,427,531
Mining	—	1,365,733	—	1,365,733
Multi-National	—	1,295,382	—	1,295,382
Oil & Gas	—	7,538,108	—	7,538,108
Packaging & Containers	—	562,263	—	562,263
Pharmaceuticals	—	7,302,557	—	7,302,557
Pipelines	—	5,239,715	—	5,239,715
Real Estate Investment Trusts	—	8,463,365	—	8,463,365
Retail	—	—	0	0
Semiconductors	—	5,382,603	—	5,382,603
Software	—	1,408,601	—	1,408,601
Telecommunications	—	5,586,300	—	5,586,300
Transportation	—	36,606	—	36,606
Trucking & Leasing	—	2,816,494	—	2,816,494
Total Corporate Bonds & Notes	—	204,907,492	0	204,907,492
Total U.S. Treasury & Government Agencies*	—	105,248,348	—	105,248,348
Total Asset-Backed Securities*	—	92,509,934	—	92,509,934
Total Agency Sponsored Mortgage-Backed Securities*	—	61,178,552	—	61,178,552
Total Non-Agency Mortgage-Backed Securities*	—	58,839,244	—	58,839,244
Floating Rate Loans
Aerospace/Defense	—	236,312	—	236,312
Airlines	—	422,036	—	422,036
Auto Parts & Equipment	—	239,582	—	239,582
Beverages	—	104,616	—	104,616
Building Materials	—	815,983	—	815,983
Chemicals	—	713,879	—	713,879
Commercial Services	—	1,444,142	—	1,444,142
Computers	—	427,113	—	427,113
Distribution/Wholesale	—	246,418	—	246,418
Diversified Financial Services	—	722,551	—	722,551
Electric	—	249,986	—	249,986
See accompanying notes to financial statements.
BHFTI-181

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Electronics (Less Unfunded Loan Commitments of $14,050)	$—	$96,003	$—	$96,003
Engineering & Construction	—	218,515	—	218,515
Entertainment	—	561,744	—	561,744
Food	—	329,814	—	329,814
Food Service	—	89,935	—	89,935
Healthcare-Products	—	100,794	—	100,794
Healthcare-Services	—	440,951	—	440,951
Holding Companies-Diversified	—	149,234	—	149,234
Home Builders	—	71,597	—	71,597
Home Furnishings	—	202,576	—	202,576
Housewares	—	149,527	—	149,527
Insurance	—	381,334	—	381,334
Internet	—	221,598	—	221,598
Leisure Time	—	145,232	—	145,232
Machinery-Diversified	—	433,839	—	433,839
Media	—	98,044	—	98,044
Metal Fabricate/Hardware	—	178,608	—	178,608
Oil & Gas	—	263,223	—	263,223
Oil & Gas Services	—	195,500	—	195,500
Packaging & Containers	—	124,857	—	124,857
Pharmaceuticals	—	99,719	—	99,719
Pipelines	—	324,581	—	324,581
Retail	—	929,296	178,449	1,107,745
Semiconductors	—	197,153	—	197,153
Software	—	1,315,081	—	1,315,081
Transportation	—	546,994	—	546,994
Total Floating Rate Loans (Less Unfunded Loan Commitments of $14,050)	—	13,488,367	178,449	13,666,816
Total Municipals*	—	10,443,353	—	10,443,353
Total Foreign Government*	—	9,552,532	—	9,552,532
Total Common Stocks*	—	—	652	652
Total Escrow Shares*	—	120	—	120
Total Short-Term Investments*	—	15,066,297	—	15,066,297
Securities Lending Reinvestments
Short-Term Investment Funds	11,000,000	—	—	11,000,000
Certificates of Deposit	—	5,301,498	—	5,301,498
Commercial Paper	—	999,456	—	999,456
Repurchase Agreements	—	33,363,765	—	33,363,765
Time Deposits	—	3,000,000	—	3,000,000
Total Securities Lending Reinvestments	11,000,000	42,664,719	—	53,664,719
Total Purchased Options at Value*	—	89,884	—	89,884
Total Net Investments	$11,000,000	$613,988,842	$179,101	$625,167,943
Collateral for Securities Loaned (Liability)	$—	$(53,653,718)	$—	$(53,653,718)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(3,865)	$—	$(3,865)
Total Forward Contracts	$—	$(3,865)	$—	$(3,865)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$21,741	$—	$—	$21,741
Futures Contracts (Unrealized Depreciation)	(78,023)	—	—	(78,023)
Total Futures Contracts	$(56,282)	$—	$—	$(56,282)
Total Written Options at Value*	$—	$(37,784)	$—	$(37,784)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$667,631	$—	$667,631
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(479,768)	—	(479,768)
Total Centrally Cleared Swap Contracts	$—	$187,863	$—	$187,863
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$255,123	$—	$255,123
See accompanying notes to financial statements.
BHFTI-182

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts at Value (Liabilities)	$—	$(212,780)	$—	$(212,780)
Total OTC Swap Contracts	$—	$42,343	$—	$42,343

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2025 is not presented.
During the year ended December 31, 2025, a transfer into Level 3 in the amount of $146,749 was due to the determination that available vendor quotes were unreliable which resulted in the lack of observable inputs.
See accompanying notes to financial statements.
BHFTI-183

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b) (c)	$625,167,943
Cash	191,481
Cash collateral (d)	917,031
OTC swap contracts at market value (e)	255,123
Receivable for:
Investments sold	656,172
Fund shares sold	6,082
Interest	4,336,265
Interest on OTC swap contracts	4,028
Variation margin on centrally cleared swap contracts	19,598
Prepaid expenses	2,065
Total Assets	631,555,788
Liabilities
Written options at value (f)	37,784
OTC swap contracts at market value (g)	212,780
Unrealized depreciation on forward foreign currency exchange contracts	3,865
Collateral for securities loaned	53,653,718
Payable for:
Investments purchased	731,178
Fund shares redeemed	279,711
Variation margin on futures contracts	43,594
Interest on OTC swap contracts	1,944
Accrued Expenses:
Management fees	211,298
Distribution and service fees	44,902
Deferred trustees’ fees	237,805
Other expenses	305,675
Total Liabilities	55,764,254
Net Assets	$575,791,534
Net Assets Consist of:
Paid in surplus	$713,525,372
Distributable earnings (Accumulated losses)	(137,733,838)
Net Assets	$575,791,534
Net Assets
Class A	$364,314,445
Class B	211,477,089
Capital Shares Outstanding*
Class A	41,197,321
Class B	24,057,511
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.84
Class B	8.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $627,579,203.
(b)	Investments at value is net of unfunded loan commitments of $14,050.
(c)	Includes securities loaned at value of $87,005,156.
(d)	Includes collateral of $717,031 for futures contracts and $200,000 for OTC derivative contracts.
(e)	Net premium received on OTC swap contracts was $53,778.
(f)	Premiums received on written options were $102,358.
(g)	Net premium received on OTC swap contracts was $208,150.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Interest	$28,317,594
Securities lending income	172,089
Total investment income	28,489,683
Expenses
Management fees	3,039,699
Administration fees	56,454
Custodian and accounting fees	90,339
Distribution and service fees—Class B	541,575
Audit and tax services	110,132
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	24,152
Insurance	5,557
Miscellaneous	20,344
Total expenses	3,998,837
Less management fee waiver	(451,834)
Net expenses	3,547,003
Net Investment Income	24,942,680
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(825,952)
Purchased options	95,826
Futures contracts	1,047,973
Written options	35,948
Swap contracts	740,348
Foreign currency transactions	402
Net realized gain (loss)	1,094,545
Net change in unrealized appreciation (depreciation) on:
Investments	6,284,651
Purchased options	(87,666)
Futures contracts	(260,572)
Written options	64,574
Swap contracts	(88,553)
Foreign currency transactions	86
Forward foreign currency transactions	(3,865)
Net change in unrealized appreciation (depreciation)	5,908,655
Net realized and unrealized gain (loss)	7,003,200
Net Increase (Decrease) in Net Assets From Operations	$31,945,880
See accompanying notes to financial statements.
BHFTI-184

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$24,942,680	$27,288,726
Net realized gain (loss)	1,094,545	(227,583)
Net change in unrealized appreciation (depreciation)	5,908,655	7,090,981
Increase (decrease) in net assets from operations	31,945,880	34,152,124
From Distributions to Shareholders
Class A	(19,373,385)	(20,601,305)
Class B	(10,676,742)	(8,912,426)
Total distributions	(30,050,127)	(29,513,731)
Increase (decrease) in net assets from capital share transactions	(76,427,469)	(76,112,669)
Total increase (decrease) in net assets	(74,531,716)	(71,474,276)
Net Assets
Beginning of period	650,323,250	721,797,526
End of period	$575,791,534	$650,323,250

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	240,502	$2,159,609	28,672	$252,470
Reinvestments	2,255,342	19,373,385	2,406,695	20,601,305
Redemptions	(9,609,699)	(85,768,108)	(10,565,829)	(92,820,070)
Net increase (decrease)	(7,113,855)	$(64,235,114)	(8,130,462)	$(71,966,295)
Class B
Sales	2,834,709	$24,817,970	2,757,741	$24,090,401
Reinvestments	1,248,742	10,676,742	1,046,059	8,912,426
Redemptions	(5,422,972)	(47,687,067)	(4,251,834)	(37,149,201)
Net increase (decrease)	(1,339,521)	$(12,192,355)	(448,034)	$(4,146,374)
Increase (decrease) derived from capital shares transactions		$(76,427,469)		$(76,112,669)
See accompanying notes to financial statements.
BHFTI-185

Brighthouse Funds Trust I
Brighthouse/Franklin Low Duration Total Return Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.84	$8.79	$8.62	$9.31	$9.45
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.37	0.34	0.30	0.16	0.10
Net realized and unrealized gain (loss)	0.10	0.08	0.19	(0.58)	(0.04)
Total income (loss) from investment operations	0.47	0.42	0.49	(0.42)	0.06
Less Distributions
Distributions from net investment income	(0.47)	(0.37)	(0.32)	(0.27)	(0.20)
Total distributions	(0.47)	(0.37)	(0.32)	(0.27)	(0.20)
Net Asset Value, End of Period	$8.84	$8.84	$8.79	$8.62	$9.31
Total Return (%) (b)	5.51	4.93	5.84	(4.54)	0.62
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.56	0.57	0.56	0.55
Net ratio of expenses to average net assets (%) (c)	0.50	0.48	0.48	0.47	0.46
Ratio of net investment income (loss) to average net assets (%)	4.22	3.89	3.44	1.82	1.01
Portfolio turnover rate (%)	70	63	60	56 (d)	78 (d)
Net assets, end of period (in millions)	$364.3	$427.1	$496.0	$529.3	$716.9

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.79	$8.74	$8.57	$9.25	$9.40
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.35	0.32	0.28	0.14	0.07
Net realized and unrealized gain (loss)	0.10	0.08	0.19	(0.58)	(0.04)
Total income (loss) from investment operations	0.45	0.40	0.47	(0.44)	0.03
Less Distributions
Distributions from net investment income	(0.45)	(0.35)	(0.30)	(0.24)	(0.18)
Total distributions	(0.45)	(0.35)	(0.30)	(0.24)	(0.18)
Net Asset Value, End of Period	$8.79	$8.79	$8.74	$8.57	$9.25
Total Return (%) (b)	5.25	4.69	5.59	(4.74)	0.28
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.81	0.82	0.81	0.80
Net ratio of expenses to average net assets (%) (c)	0.75	0.73	0.73	0.72	0.71
Ratio of net investment income (loss) to average net assets (%)	3.98	3.65	3.20	1.58	0.76
Portfolio turnover rate (%)	70	63	60	56 (d)	78 (d)
Net assets, end of period (in millions)	$211.5	$223.2	$225.8	$226.4	$278.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 49% and 50% for the years ended December 31, 2022, and 2021, respectively.
See accompanying notes to financial statements.
BHFTI-186

Brighthouse Funds Trust I
Brighthouse/Templeton International Bond Portfolio
Schedule of Investments as of December 31, 2025
Foreign Government—80.4% of Net Assets

Security Description	Principal Amount*	Value

Australia — 10.0%
New South Wales Treasury Corp.
1.750%, 03/20/34 (AUD)	6,419,000	$3,317,013
2.000%, 03/08/33 (AUD)	12,458,000	6,830,490
Queensland Treasury Corp.
1.750%, 07/20/34 (AUD) (144A)	15,808,000	8,027,618
2.000%, 08/22/33 (AUD)	9,320,000	5,006,674
Treasury Corp. of Victoria
2.000%, 11/20/37 (AUD)	23,416,000	10,701,299
2.250%, 11/20/34 (AUD)	2,047,000	1,072,225
		34,955,319
Brazil — 7.9%
Brazil Notas do Tesouro Nacional
10.000%, 01/01/31 (BRL)	122,391,000	19,614,190
10.000%, 01/01/33 (BRL)	52,045,000	7,997,440
		27,611,630
Colombia — 6.4%
Colombia TES
6.250%, 07/09/36 (COP)	4,082,000,000	668,924
7.000%, 03/26/31 (COP)	9,039,100,000	1,862,223
7.000%, 06/30/32 (COP)	19,600,000,000	3,825,675
7.250%, 10/18/34 (COP)	11,954,000,000	2,236,626
7.750%, 09/18/30 (COP)	19,529,600,000	4,235,859
9.250%, 05/28/42 (COP)	18,685,000,000	3,668,476
13.250%, 02/09/33 (COP)	22,995,000,000	6,109,489
		22,607,272
Egypt — 6.4%
Egypt Government International Bonds
8.500%, 01/31/47 (144A)	2,830,000	2,776,181
8.700%, 03/01/49 (144A)	1,700,000	1,698,295
8.750%, 09/30/51 (144A)	1,430,000	1,430,722
8.875%, 05/29/50 (144A)	3,810,000	3,855,885
Egypt Treasury Bills
25.978%, 06/09/26 (EGP) (a)	671,000,000	12,698,702
		22,459,785
Ghana — 0.8%
Ghana Government International Bonds
5.000%, 07/03/35 (144A) (b)	270,000	246,674
Republic of Ghana Government Bonds
8.350%, 3.350% PIK, 02/16/27 (GHS) (c)	5,711,308	509,407
8.500%, 3.500% PIK, 02/15/28 (GHS) (c)	5,369,603	454,922
8.650%, 3.650% PIK, 02/13/29 (GHS) (c)	6,642,607	532,553
8.950%, 3.950% PIK, 02/11/31 (GHS) (c)	1,215,162	89,578
9.100%, 4.100% PIK, 02/10/32 (GHS) (c)	4,631,448	328,495
9.250%, 4.250% PIK, 02/08/33 (GHS) (c)	3,510,546	240,429
9.400%, 4.400% PIK, 02/07/34 (GHS) (c)	652,492	43,415
9.550%, 4.550% PIK, 02/06/35 (GHS) (c)	803,785	52,157
9.700%, 4.700% PIK, 02/05/36 (GHS) (c)	882,209	56,636
9.850%, 4.850% PIK, 02/03/37 (GHS) (c)	691,653	44,101
10.000%, 5.000% PIK, 02/02/38 (GHS) (c)	862,921	54,826
		2,653,193
Security Description	Principal Amount*	Value
Greece — 1.5%
Hellenic Republic Government Bonds
3.375%, 06/15/34 (EUR) (144A)	2,265,000	$2,676,629
4.250%, 06/15/33 (EUR) (144A)	2,004,000	2,521,230
		5,197,859
India — 6.3%
India Government Bonds
6.790%, 05/15/27 (INR)	24,810,000	279,045
6.790%, 10/07/34 (INR)	234,400,000	2,623,832
7.100%, 04/18/29 (INR)	131,600,000	1,505,546
7.100%, 04/08/34 (INR)	95,110,000	1,084,197
7.180%, 08/14/33 (INR)	778,400,000	8,909,631
7.260%, 08/22/32 (INR)	658,300,000	7,558,818
		21,961,069
Malaysia — 9.2%
Malaysia Government Bonds
3.582%, 07/15/32 (MYR)	29,727,000	7,403,034
3.733%, 06/15/28 (MYR)	7,220,000	1,807,877
3.885%, 08/15/29 (MYR)	1,440,000	362,968
3.899%, 11/16/27 (MYR)	72,760,000	18,267,819
4.498%, 04/15/30 (MYR)	16,474,000	4,257,555
		32,099,253
Mexico — 3.8%
Mexico Bonos
7.750%, 05/29/31 (MXN)	19,550,000	1,045,870
8.500%, 03/01/29 (MXN)	35,670,000	1,997,916
8.500%, 05/31/29 (MXN)	86,600,000	4,849,167
8.500%, 02/28/30 (MXN)	99,060,000	5,514,959
		13,407,912
Norway — 4.5%
Norway Government Bonds
1.750%, 02/17/27 (NOK) (144A)	164,831,000	15,960,596
Panama — 4.5%
Panama Government International Bonds
2.252%, 09/29/32	340,000	280,874
3.298%, 01/19/33	290,000	254,214
6.400%, 02/14/35	1,730,000	1,824,458
6.700%, 01/26/36 (d)	310,000	333,126
6.875%, 01/31/36	1,970,000	2,141,587
8.000%, 03/01/38	9,500,000	11,092,200
		15,926,459
South Africa — 7.7%
Republic of South Africa Government Bonds
8.500%, 01/31/37 (ZAR)	167,321,000	10,006,580
8.750%, 01/31/44 (ZAR)	81,417,600	4,702,841
8.875%, 02/28/35 (ZAR)	19,320,000	1,213,876
9.000%, 01/31/40 (ZAR)	180,730,000	10,929,548
		26,852,845
See accompanying notes to financial statements.
BHFTI-187

Brighthouse Funds Trust I
Brighthouse/Templeton International Bond Portfolio
Schedule of Investments as of December 31, 2025
Foreign Government—(Continued)
Security Description	Principal Amount*	Value
South Korea — 3.6%
Korea Treasury Bonds
3.125%, 09/10/27 (KRW)	18,121,100,000	$12,646,521
Spain — 4.5%
Spain Government Bonds
3.150%, 04/30/35 (EUR) (144A)	12,510,000	14,602,750
3.550%, 10/31/33 (EUR) (144A)	1,037,000	1,260,025
		15,862,775
Uruguay — 3.3%
Uruguay Government International Bonds
3.875%, 07/02/40 (UYU) (e)	425,566,275	11,723,667
Total Foreign Government (Cost $277,191,369)		281,926,155

Corporate Bonds & Notes—4.4%
Supranational — 4.4%
International Bank for Reconstruction & Development
6.890%, 02/06/30 (INR)	900,000,000	10,066,489
7.070%, 06/26/29 (MXN)	98,200,000	5,242,786
		15,309,275
Total Corporate Bonds & Notes (Cost $15,962,348)		15,309,275

Short-Term Investments—13.3%
Discount Note — 13.3%
Federal Home Loan Bank
3.500%, 01/02/26 (a)	46,675,000	46,665,898
Security Description	Principal Amount*	Value
Repurchase Agreement — 0.0%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26 with a maturity value of $119,990; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $122,547	119,974	$119,974
Total Short-Term Investments (Cost $46,790,436)		46,785,872
Total Investments—98.1% (Cost $339,944,153)		344,021,302
Other assets and liabilities (net)—1.9%		6,746,583
Net Assets—100.0%		$350,767,885

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	The rate shown represents current yield to maturity.
(b)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(c)	Payment-in kind security for which part of the income earned may be paid as additional principal.
(d)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $268,650 and the collateral received consisted of non-cash collateral with a value of $281,822. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the
Statement of Assets and Liabilities.

(e)	Principal amount of security is adjusted for inflation.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$55,056,605, which is 15.7% of net assets.

Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$65,691,845	$0	$178,654,355
Investments in Derivative Instruments
Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	2,238,400,000	HSBC	01/26/26	USD	2,351,730	$135,628
CLP	2,435,700,000	HSBC	03/11/26	USD	2,631,824	76,090
CLP	1,979,400,000	HSBC	03/19/26	USD	2,157,996	42,572
CLP	1,521,500,000	JPMC	02/27/26	USD	1,624,857	66,721
EGP	171,631,000	HSBC	06/17/26	USD	3,200,578	200,998
JPY	187,851,130	JPMC	02/13/26	USD	1,295,605	(92,312)
JPY	4,188,844,000	MSCS	02/10/26	USD	27,557,640	(732,628)
See accompanying notes to financial statements.
BHFTI-188

Brighthouse Funds Trust I
Brighthouse/Templeton International Bond Portfolio
Schedule of Investments as of December 31, 2025
Forward Foreign Currency Exchange Contracts — (Continued)
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	4,611,202,000	MSCS	03/17/26	USD	30,294,602	$(676,113)
JPY	4,611,202,000	MSCS	05/07/26	USD	30,560,631	(818,674)
KRW	19,421,000,000	JPMC	03/18/26	USD	13,293,405	226,467
MXN	10,878,660	BNP	02/27/26	USD	574,678	26,314
MXN	3,953,377	BNP	06/10/26	USD	212,326	3,767
MXN	22,784,240	HSBC	02/27/26	USD	1,203,681	55,036
MXN	4,025,000	HSBC	06/10/26	USD	216,203	3,805
MXN	239,610,000	JPMC	02/27/26	USD	12,659,693	577,583
RSD	188,900,280	DBAG	01/20/26	USD	1,876,617	15,426
RSD	831,323,473	DBAG	03/17/26	USD	8,329,060	(7,377)
RSD	104,954,000	DBAG	04/01/26	USD	1,047,612	2,834

Contracts to Deliver
CNH	44,960,770	CBNA	02/24/26	USD	6,333,930	(130,541)
CNH	44,737,762	CBNA	03/17/26	USD	6,339,667	(100,586)
CNH	44,926,665	DBAG	02/24/26	USD	6,328,323	(131,245)
CNH	2,301,916	DBAG	02/24/26	USD	327,689	(3,281)
CNH	75,487,460	HSBC	01/16/26	USD	10,721,889	(106,313)
CNH	154,661,000	HSBC	03/30/26	USD	21,939,598	(341,274)
CNH	35,742,451	JPMC	05/21/26	USD	5,079,795	(83,684)
CNH	167,009,000	MSCS	01/26/26	USD	23,647,225	(323,782)
EUR	4,408,795	BBP	01/16/26	USD	5,132,212	(51,705)
EUR	8,779,000	JPMC	01/16/26	USD	10,227,482	(94,977)
Net Unrealized Depreciation						$(2,261,251)
Securities in the amount of $747,334 and cash in the amount of $80,000 has been received at the custodian bank as collateral for OTC derivative contracts.
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$1,433,241	Unrealized depreciation on forward foreign currency exchange contracts	$3,694,492
The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2025.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas SA	$30,081	$—	$(30,081)	$—
Deutsche Bank AG	18,260	(18,260)	—	—
HSBC Bank PLC	514,129	(447,587)	(66,542)	—
JPMorgan Chase Bank NA	870,771	(270,973)	(599,798)	—
	$1,433,241	$(736,820)	$(696,421)	$—
See accompanying notes to financial statements.
BHFTI-189

Brighthouse Funds Trust I
Brighthouse/Templeton International Bond Portfolio
Schedule of Investments as of December 31, 2025
The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2025.
Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank PLC	$51,705	$—	$—	$51,705
Citibank NA	231,127	—	(190,000)	41,127
Deutsche Bank AG	141,903	(18,260)	(100,000)	23,643
HSBC Bank PLC	447,587	(447,587)	—	—
JPMorgan Chase Bank NA	270,973	(270,973)	—	—
Morgan Stanley Capital Services LLC	2,551,197	—	(2,110,000)	441,197
	$3,694,492	$(736,820)	$(2,400,000)	$557,672

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Purchased options	$(4,498,124)
Forward foreign currency transactions	(5,328,936)
Written options	2,091,231
$(7,735,829)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Purchased options	$2,996,529
Forward foreign currency transactions	873,213
Written options	(76,879)
$3,792,863
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$278,025,222
Forward foreign currency transactions	296,380,840
Written options	(236,729,111)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$281,926,155	$—	$281,926,155
Total Corporate Bonds & Notes*	—	15,309,275	—	15,309,275
Total Short-Term Investments*	—	46,785,872	—	46,785,872
Total Investments	$—	$344,021,302	$—	$344,021,302
See accompanying notes to financial statements.
BHFTI-190

Brighthouse Funds Trust I
Brighthouse/Templeton International Bond Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	—	1,433,241	—	1,433,241
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(3,694,492)	—	(3,694,492)
Total Forward Contracts	$—	$(2,261,251)	$—	$(2,261,251)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-191

Brighthouse Funds Trust I
Brighthouse/Templeton International Bond Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$344,021,302
Cash denominated in foreign currencies (c)	612,524
Cash collateral for OTC derivative contracts	2,400,000
Unrealized appreciation on forward foreign currency exchange contracts	1,433,241
Receivable for:
Fund shares sold	14,449
Interest	7,420,848
Prepaid expenses	1,207
Total Assets	355,903,571
Liabilities
Due to custodian	60,000
Unrealized depreciation on forward foreign currency exchange contracts	3,694,492
Payable for:
Investments purchased	349,546
Fund shares redeemed	148,816
Foreign taxes	14,707
Accrued Expenses:
Management fees	166,586
Distribution and service fees	6,032
Deferred trustees’ fees	250,955
Other expenses	444,552
Total Liabilities	5,135,686
Net Assets	$350,767,885
Net Assets Consist of:
Paid in surplus	$460,282,500
Distributable earnings (Accumulated losses) (d)	(109,514,615)
Net Assets	$350,767,885
Net Assets
Class A	$322,376,586
Class B	28,391,299
Capital Shares Outstanding*
Class A	39,645,005
Class B	3,593,783
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.13
Class B	7.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $339,944,153.
(b)	Includes securities loaned at value of $268,650.
(c)	Identified cost of cash denominated in foreign currencies was $612,931.
(d)	Includes foreign capital gains tax of $14,707.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Interest (a)	$27,428,919
Securities lending income	2,050
Total investment income	27,430,969
Expenses
Management fees	2,337,717
Administration fees	48,496
Custodian and accounting fees	165,186
Distribution and service fees—Class B	72,342
Audit and tax services	94,725
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	15,329
Insurance	3,645
Miscellaneous	72,477
Total expenses	2,920,502
Less management fee waiver	(155,848)
Net expenses	2,764,654
Net Investment Income	24,666,315
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	(20,069,559)
Purchased options	(4,498,124)
Written options	2,091,231
Foreign currency transactions	87,711
Forward foreign currency transactions	(5,328,936)
Net realized gain (loss)	(27,717,677)
Net change in unrealized appreciation (depreciation) on:
Investments (c)	61,997,772
Purchased options	2,996,529
Written options	(76,879)
Foreign currency transactions	351,842
Forward foreign currency transactions	873,213
Net change in unrealized appreciation (depreciation)	66,142,477
Net realized and unrealized gain (loss)	38,424,800
Net Increase (Decrease) in Net Assets From Operations	$63,091,115

(a)	Net of foreign withholding taxes of $2,181,739.
(b)	Net of foreign capital gains tax of $12,960.
(c)	Includes change in foreign capital gains tax of $7,922.
See accompanying notes to financial statements.
BHFTI-192

Brighthouse Funds Trust I
Brighthouse/Templeton International Bond Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$24,666,315	$28,191,686
Net realized gain (loss)	(27,717,677)	(30,417,476)
Net change in unrealized appreciation (depreciation)	66,142,477	(57,237,553)
Increase (decrease) in net assets from operations	63,091,115	(59,463,343)
Increase (decrease) in net assets from capital share transactions	(151,046,176)	(76,952,694)
Total increase (decrease) in net assets	(87,955,061)	(136,416,037)
Net Assets
Beginning of period	438,722,946	575,138,983
End of period	$350,767,885	$438,722,946

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	322,023	$2,352,256	168,507	$1,241,890
Redemptions	(19,536,758)	(149,129,427)	(10,514,715)	(78,204,387)
Net increase (decrease)	(19,214,735)	$(146,777,171)	(10,346,208)	$(76,962,497)
Class B
Sales	158,292	$1,159,690	506,889	$3,642,934
Redemptions	(727,147)	(5,428,695)	(495,614)	(3,633,131)
Net increase (decrease)	(568,855)	$(4,269,005)	11,275	$9,803
Increase (decrease) derived from capital shares transactions		$(151,046,176)		$(76,952,694)
See accompanying notes to financial statements.
BHFTI-193

Brighthouse Funds Trust I
Brighthouse/Templeton International Bond Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.97	$7.85	$7.57	$7.92	$8.31
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.49	0.41	0.24	0.05	0.17
Net realized and unrealized gain (loss)	0.67	(1.29)	0.04	(0.40)	(0.56)
Total income (loss) from investment operations	1.16	(0.88)	0.28	(0.35)	(0.39)
Net Asset Value, End of Period	$8.13	$6.97	$7.85	$7.57	$7.92
Total Return (%) (b)	16.64	(11.21)	3.70	(4.42)	(4.69)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.72	0.72	0.70	0.69
Net ratio of expenses to average net assets (%) (c)	0.69	0.72	0.72	0.70	0.69
Ratio of net investment income (loss) to average net assets (%)	6.34	5.45	3.16	0.67	2.09
Portfolio turnover rate (%)	21	39	71	29	41
Net assets, end of period (in millions)	$322.4	$410.4	$543.3	$579.6	$871.7

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.79	$7.67	$7.41	$7.77	$8.18
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.46	0.39	0.21	0.03	0.15
Net realized and unrealized gain (loss)	0.65	(1.27)	0.05	(0.39)	(0.56)
Total income (loss) from investment operations	1.11	(0.88)	0.26	(0.36)	(0.41)
Net Asset Value, End of Period	$7.90	$6.79	$7.67	$7.41	$7.77
Total Return (%) (b)	16.35	(11.47)	3.51	(4.63)	(5.01)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.97	0.97	0.95	0.94
Net ratio of expenses to average net assets (%) (c)	0.94	0.97	0.97	0.95	0.94
Ratio of net investment income (loss) to average net assets (%)	6.13	5.29	2.91	0.44	1.85
Portfolio turnover rate (%)	21	39	71	29	41
Net assets, end of period (in millions)	$28.4	$28.3	$31.8	$34.1	$42.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTI-194

Brighthouse Funds Trust I
Brighthouse/Wellington Large Cap Research Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—99.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 1.3%
Boeing Co. (a)	51,298	$11,137,822
Loar Holdings, Inc. (a) (b)	40,435	2,749,580
Northrop Grumman Corp.	19,853	11,320,379
StandardAero, Inc. (a) (b)	277,196	7,949,981
		33,157,762
Air Freight & Logistics — 0.4%
CH Robinson Worldwide, Inc. (b)	55,629	8,942,918
Automobile Components — 0.1%
Goodyear Tire & Rubber Co. (a) (b)	307,586	2,694,453
Automobiles — 2.0%
Tesla, Inc. (a)	109,123	49,074,796
Banks — 3.2%
KeyCorp	679,936	14,033,879
Wells Fargo & Co.	683,655	63,716,646
		77,750,525
Beverages — 1.2%
Celsius Holdings, Inc. (a) (b)	52,818	2,415,895
Coca-Cola Co.	221,973	15,518,132
Monster Beverage Corp. (a)	76,832	5,890,710
PepsiCo, Inc.	23,772	3,411,758
Vita Coco Co., Inc. (a) (b)	53,915	2,858,034
		30,094,529
Biotechnology — 2.2%
AbbVie, Inc.	46,729	10,677,109
Amgen, Inc.	8,745	2,862,326
Argenx SE (ADR) (a)	2,445	2,056,123
Ascendis Pharma AS (ADR) (a)	6,634	1,414,634
Cytokinetics, Inc. (a)	39,259	2,494,517
Disc Medicine, Inc. (a)	8,658	687,532
Gilead Sciences, Inc.	26,537	3,257,151
Incyte Corp. (a)	4,841	478,146
Ionis Pharmaceuticals, Inc. (a)	9,837	778,205
Kymera Therapeutics, Inc. (a) (b)	7,299	567,935
Mirum Pharmaceuticals, Inc. (a) (b)	9,380	740,926
Natera, Inc. (a)	9,588	2,196,515
Newamsterdam Pharma Co. NV (a) (b)	82,600	2,897,608
Protagonist Therapeutics, Inc. (a) (b)	9,112	795,842
PTC Therapeutics, Inc. (a)	8,925	677,943
Regeneron Pharmaceuticals, Inc.	4,389	3,387,737
Revolution Medicines, Inc. (a) (b)	22,793	1,815,462
Scholar Rock Holding Corp. (a) (b)	13,373	589,081
Soleno Therapeutics, Inc. (a) (b)	12,485	578,056
United Therapeutics Corp. (a)	8,701	4,239,562
Vertex Pharmaceuticals, Inc. (a)	16,921	7,671,305
Xenon Pharmaceuticals, Inc. (a)	58,161	2,606,776
		53,470,491
Broadline Retail — 5.0%
Amazon.com, Inc. (a)	537,535	124,073,829
Security Description	Shares	Value
Building Products — 1.3%
AAON, Inc. (b)	158,323	$12,072,129
Builders FirstSource, Inc. (a)	25,838	2,658,472
Johnson Controls International PLC	47,413	5,677,707
Modine Manufacturing Co. (a) (b)	41,267	5,509,557
Trex Co., Inc. (a) (b)	164,268	5,762,521
		31,680,386
Capital Markets — 3.8%
Blackrock, Inc.	8,129	8,700,794
Goldman Sachs Group, Inc.	54,733	48,110,307
KKR & Co., Inc.	291,043	37,102,161
		93,913,262
Chemicals — 1.2%
Celanese Corp. (b)	57,505	2,431,311
Ingevity Corp. (a) (b)	17,175	1,016,417
Linde PLC	38,241	16,305,580
PPG Industries, Inc.	92,382	9,465,460
		29,218,768
Commercial Services & Supplies — 1.0%
Clean Harbors, Inc. (a) (b)	86,362	20,250,162
Waste Connections, Inc.	28,654	5,024,765
		25,274,927
Communications Equipment — 0.7%
Arista Networks, Inc. (a)	92,355	12,101,276
F5, Inc. (a) (b)	24,221	6,182,652
		18,283,928
Construction Materials — 0.6%
James Hardie Industries PLC (a) (b)	726,014	15,064,790
Consumer Staples Distribution & Retail — 1.8%
Casey's General Stores, Inc. (b)	5,283	2,919,967
Performance Food Group Co. (a) (b)	54,050	4,860,176
U.S. Foods Holding Corp. (a) (b)	224,138	16,882,074
Walmart, Inc.	167,081	18,614,494
		43,276,711
Containers & Packaging — 0.2%
Packaging Corp. of America	23,556	4,857,954
Distributors — 0.4%
Pool Corp. (b)	47,231	10,804,091
Electric Utilities — 1.2%
American Electric Power Co., Inc.	63,057	7,271,103
Eversource Energy	59,660	4,016,908
NRG Energy, Inc.	53,751	8,559,309
PG&E Corp.	637,204	10,239,868
		30,087,188
Electrical Equipment — 0.3%
Vertiv Holdings Co. - Class A	37,914	6,142,447
See accompanying notes to financial statements.
BHFTI-195

Brighthouse Funds Trust I
Brighthouse/Wellington Large Cap Research Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp. - Class A	44,700	$6,040,758
Coherent Corp. (a)	13,104	2,418,605
Flex Ltd. (a)	99,958	6,039,462
Novanta, Inc. (a) (b)	12,320	1,465,957
		15,964,782
Entertainment — 1.2%
Netflix, Inc. (a)	130,418	12,227,992
Walt Disney Co. (b)	147,693	16,803,032
		29,031,024
Financial Services — 4.4%
Berkshire Hathaway, Inc. - Class B (a) (b)	70,751	35,562,990
Equitable Holdings, Inc.	174,574	8,318,451
Mastercard, Inc. - Class A	111,385	63,587,469
		107,468,910
Food Products — 0.3%
Freshpet, Inc. (a) (b)	57,022	3,474,351
Magnum Ice Cream Co. NV (a)	42,607	675,321
McCormick & Co., Inc.	38,192	2,601,257
		6,750,929
Gas Utilities — 0.4%
Atmos Energy Corp. (b)	56,718	9,507,638
Ground Transportation — 0.8%
Knight-Swift Transportation Holdings, Inc. (b)	396,789	20,744,129
Health Care Equipment & Supplies — 1.7%
Abbott Laboratories (b)	50,272	6,298,579
Boston Scientific Corp. (a)	34,084	3,249,909
Edwards Lifesciences Corp. (a)	61,819	5,270,070
Intuitive Surgical, Inc. (a)	22,619	12,810,497
LivaNova PLC (a)	20,837	1,282,100
Medtronic PLC	75,653	7,267,227
STERIS PLC	14,463	3,666,660
Stryker Corp.	8,738	3,071,145
		42,916,187
Health Care Providers & Services — 1.9%
Acadia Healthcare Co., Inc. (a) (b)	68,984	978,883
Cardinal Health, Inc.	28,675	5,892,712
Cencora, Inc.	13,180	4,451,545
CVS Health Corp.	71,769	5,695,588
Elevance Health, Inc.	18,787	6,585,783
HCA Healthcare, Inc.	8,246	3,849,728
Labcorp Holdings, Inc. (b)	17,496	4,389,396
UnitedHealth Group, Inc.	45,055	14,873,106
		46,716,741
Health Care REITs — 0.8%
Welltower, Inc.	110,525	20,514,545
Hotels, Restaurants & Leisure — 2.5%
DoorDash, Inc. - Class A (a)	51,849	11,742,762
Security Description	Shares	Value
Hotels, Restaurants & Leisure—(Continued)
Hyatt Hotels Corp. - Class A (b)	108,086	$17,328,347
Marriott International, Inc. - Class A	48,362	15,003,827
Navan, Inc. - Class A (a)	126,567	2,161,764
Royal Caribbean Cruises Ltd. (b)	34,290	9,564,167
Starbucks Corp. (b)	82,511	6,948,251
		62,749,118
Household Durables — 0.1%
Champion Homes, Inc. (a) (b)	36,412	3,076,814
Insurance — 2.2%
American International Group, Inc.	91,836	7,856,570
Arch Capital Group Ltd. (a)	71,523	6,860,486
Chubb Ltd.	37,996	11,859,311
Everest Group Ltd.	17,803	6,041,448
Hamilton Insurance Group Ltd. - Class B (a)	113,571	3,168,631
Marsh & McLennan Cos., Inc.	101,790	18,884,081
		54,670,527
Interactive Media & Services — 7.6%
Alphabet, Inc. - Class A	493,852	154,575,676
Meta Platforms, Inc. - Class A	50,385	33,258,635
		187,834,311
IT Services — 0.5%
Snowflake, Inc. - Class A (a)	58,566	12,847,038
Life Sciences Tools & Services — 1.1%
10X Genomics, Inc. - Class A (a) (b)	37,026	603,894
Agilent Technologies, Inc.	32,861	4,471,396
Bio-Techne Corp. (b)	20,599	1,211,427
Danaher Corp.	22,098	5,058,674
ICON PLC (a) (b)	8,727	1,590,234
Thermo Fisher Scientific, Inc.	22,770	13,194,077
		26,129,702
Machinery — 0.7%
IDEX Corp. (b)	34,152	6,077,007
Ingersoll Rand, Inc. (b)	30,492	2,415,576
Middleby Corp. (a) (b)	31,999	4,757,292
PACCAR, Inc.	28,510	3,122,130
		16,372,005
Media — 0.3%
New York Times Co. - Class A	105,325	7,311,662
Metals & Mining — 0.3%
Nucor Corp.	46,139	7,525,732
Multi-Utilities — 1.3%
Dominion Energy, Inc. (b)	273,272	16,011,007
Sempra (b)	186,822	16,494,514
		32,505,521
Oil, Gas & Consumable Fuels — 3.6%
EQT Corp.	114,318	6,127,445
See accompanying notes to financial statements.
BHFTI-196

Brighthouse Funds Trust I
Brighthouse/Wellington Large Cap Research Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Oil, Gas & Consumable Fuels—(Continued)
Exxon Mobil Corp.	326,372	$39,275,606
Marathon Petroleum Corp.	56,193	9,138,668
Shell PLC (ADR) (b)	282,577	20,763,758
Targa Resources Corp.	68,596	12,655,962
		87,961,439
Personal Care Products — 0.7%
BellRing Brands, Inc. (a)	100,403	2,683,772
elf Beauty, Inc. (a)	14,258	1,084,178
Oddity Tech Ltd. - Class A (a) (b)	26,744	1,074,574
Unilever PLC (ADR) (b)	189,366	12,384,537
		17,227,061
Pharmaceuticals — 4.0%
AstraZeneca PLC (ADR)	36,727	3,376,313
Eli Lilly & Co.	40,963	44,022,117
GSK PLC (ADR) (b)	126,795	6,218,027
Haleon PLC (ADR) (b)	1,087,942	10,999,093
Johnson & Johnson	36,807	7,617,209
Merck & Co., Inc.	230,795	24,293,482
Structure Therapeutics, Inc. (ADR) (a) (b)	39,451	2,743,817
		99,270,058
Professional Services — 0.2%
KBR, Inc.	123,715	4,973,343
Semiconductors & Semiconductor Equipment — 13.9%
Advanced Micro Devices, Inc. (a)	134,448	28,793,384
Broadcom, Inc.	217,142	75,152,846
MKS, Inc. (b)	42,444	6,782,551
NVIDIA Corp.	1,157,065	215,792,623
NXP Semiconductors NV	43,673	9,479,661
Texas Instruments, Inc.	32,776	5,686,308
		341,687,373
Software — 10.2%
Autodesk, Inc. (a)	54,845	16,234,669
Cadence Design Systems, Inc. (a)	27,868	8,710,979
Figma, Inc. - Class A (a) (b)	88,787	3,317,970
Intuit, Inc.	20,851	13,812,119
Microsoft Corp.	324,105	156,743,660
Oracle Corp.	45,274	8,824,355
Palantir Technologies, Inc. - Class A (a)	85,513	15,199,936
Samsara, Inc. - Class A (a) (b)	127,911	4,534,445
SAP SE (ADR)	22,754	5,527,174
ServiceNow, Inc. (a)	21,605	3,309,670
Synopsys, Inc. (a)	32,419	15,227,853
		251,442,830
Specialty Retail — 1.7%
Burlington Stores, Inc. (a)	22,781	6,580,292
Lowe's Cos., Inc.	55,098	13,287,434
O'Reilly Automotive, Inc. (a)	151,866	13,851,698
Williams-Sonoma, Inc.	45,313	8,092,448
		41,811,872
Security Description	Shares/ Principal Amount*	Value
Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc.	570,638	$155,133,647
Textiles, Apparel & Luxury Goods — 0.3%
Lululemon Athletica, Inc. (a)	36,750	7,637,018
Tobacco — 0.7%
British American Tobacco PLC (ADR)	41,185	2,331,895
Philip Morris International, Inc.	90,861	14,574,104
		16,905,999
Trading Companies & Distributors — 0.9%
Ferguson Enterprises, Inc.	40,495	9,015,402
WESCO International, Inc. (b)	28,310	6,925,759
WW Grainger, Inc.	6,847	6,908,965
		22,850,126
Wireless Telecommunication Services — 0.8%
T-Mobile U.S., Inc.	92,317	18,744,044
Total Common Stocks (Cost $1,971,621,923)		2,464,145,880

Short-Term Investments—0.1%
Repurchase Agreement—0.1%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $3,157,190; collateralized by U.S. Treasury Note at 4.500%, maturing 05/15/27, with a market value of $3,220,084	3,156,751	3,156,751
Total Short-Term Investments (Cost $3,156,751)		3,156,751

Securities Lending Reinvestments (c)—4.2%
Short-Term Investment Funds—0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (d)	2,000,000	2,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 3.670% (d)	500,000	500,000
		2,500,000

Certificates of Deposit—0.3%
Bank of Montreal
4.080%, SOFR + 0.370%, 08/07/26 (e)	2,500,000	2,500,748
Commonwealth Bank of Australia
4.090%, SOFR + 0.380%, 04/13/26 (e)	1,000,000	1,000,343
Mizuho Bank Ltd.
4.010%, SOFR + 0.240%, 01/13/26 (e)	1,500,000	1,500,006
Sumitomo Mitsui Banking Corp.
3.940%, SOFR + 0.230%, 01/30/26 (e)	1,000,000	1,000,086
Toronto-Dominion Bank
4.060%, SOFR + 0.290%, 03/20/26 (e)	1,000,000	1,000,191
		7,001,374
See accompanying notes to financial statements.
BHFTI-197

Brighthouse Funds Trust I
Brighthouse/Wellington Large Cap Research Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (c)—(Continued)
Security Description	Principal Amount*	Value
Commercial Paper—0.1%
Ionic Funding LLC
4.110%, 01/05/26	1,500,000	$1,499,184
Repurchase Agreements—3.7%
Bank of Montreal
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $3,000,628; collateralized by various Common Stock with an aggregate market value of $3,337,872	3,000,000	3,000,000
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $15,003,142; collateralized by various Common Stock with an aggregate market value of $16,705,136	15,000,000	15,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/31/25 at 3.970%, due on 04/02/26 with a maturity value of $1,515,218; collateralized by various Common Stock with an aggregate market value of $1,670,728	1,500,000	1,500,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $3,746,653; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $3,821,586	3,745,856	3,745,856
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 4.130%, due on 07/06/26 with a maturity value of $10,214,531; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.000%, maturity dates ranging from 01/15/26 - 06/30/26, and various Common Stock with an aggregate market value of $10,401,251	10,000,000	10,000,000
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $15,003,258; collateralized by various Common Stock with an aggregate market value of $16,668,505	15,000,000	15,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $5,051,119; collateralized by various Common Stock with an aggregate market value of $5,620,440	5,050,000	5,050,000
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $2,500,536; collateralized by various Common Stock with an aggregate market value of $2,787,193	2,500,000	2,500,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.880%, due on 01/07/26 with a maturity value of $5,003,772; collateralized by various Common Stock with an aggregate market value of $5,560,928	5,000,000	5,000,000
NBC Global Finance Ltd.
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/07/26 with a maturity value of $12,009,123; collateralized by various Common Stock with an aggregate market value of $13,379,100	12,000,000	12,000,000
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $200,041; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $204,000	200,000	$200,000
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $7,001,454; collateralized by various Common Stock with an aggregate market value of $7,701,600	7,000,000	7,000,000
Virtu Americas LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/07/26 with a maturity value of $10,007,758; collateralized by various Common Stock with an aggregate market value of $11,112,641	10,000,000	10,000,000
		89,995,856
Time Deposit—0.0%
First Abu Dhabi Bank USA NV
3.590%, 01/02/26	1,000,000	1,000,000
Total Securities Lending Reinvestments (Cost $101,995,342)		101,996,414
Total Investments—104.2% (Cost $2,076,774,016)		2,569,299,045
Other assets and liabilities (net)—(4.2)%		(103,507,774)
Net Assets—100.0%		$2,465,791,271

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $162,328,815 and the collateral received consisted of cash in the amount of $101,980,785 and non-cash collateral with a value of $65,673,786. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(e)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.
BHFTI-198

Brighthouse Funds Trust I
Brighthouse/Wellington Large Cap Research Portfolio
Schedule of Investments as of December 31, 2025
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,708,311,866	$0	$1,986,217,276
The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $647,828 in purchases of investments, which are included above.
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(101,980,785)	$—	$—	$—	$(101,980,785)
Gross amount of recognized liabilities for securities lending transactions					$(101,980,785)
Investments in Derivative Instruments
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$989,089

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$77,352
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$12,811,671

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,464,145,880	$—	$—	$2,464,145,880
Total Short-Term Investments*	—	3,156,751	—	3,156,751
Securities Lending Reinvestments
Short-Term Investment Funds	2,500,000	—	—	2,500,000
Certificates of Deposit	—	7,001,374	—	7,001,374
Commercial Paper	—	1,499,184	—	1,499,184
Repurchase Agreements	—	89,995,856	—	89,995,856
See accompanying notes to financial statements.
BHFTI-199

Brighthouse Funds Trust I
Brighthouse/Wellington Large Cap Research Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Time Deposit	$—	$1,000,000	$—	$1,000,000
Total Securities Lending Reinvestments	2,500,000	99,496,414	—	101,996,414
Total Investments	$2,466,645,880	$102,653,165	$—	$2,569,299,045
Collateral for Securities Loaned (Liability)	$—	$(101,980,785)	$—	$(101,980,785)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-200

Brighthouse Funds Trust I
Brighthouse/Wellington Large Cap Research Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$2,569,299,045
Cash	29,728
Receivable for:
Fund shares sold	93,559
Dividends and interest	1,378,488
Prepaid expenses	8,393
Total Assets	2,570,809,213
Liabilities
Collateral for securities loaned	101,980,785
Payable for:
Investments purchased	248,428
Fund shares redeemed	1,045,436
Accrued Expenses:
Management fees	1,030,752
Distribution and service fees	28,128
Deferred trustees’ fees	250,955
Other expenses	433,458
Total Liabilities	105,017,942
Net Assets	$2,465,791,271
Net Assets Consist of:
Paid in surplus	$1,664,034,542
Distributable earnings (Accumulated losses)	801,756,729
Net Assets	$2,465,791,271
Net Assets
Class A	$2,304,841,162
Class B	86,385,560
Class E	74,564,549
Capital Shares Outstanding*
Class A	156,366,020
Class B	6,186,432
Class E	5,171,171
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.74
Class B	13.96
Class E	14.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,076,774,016.
(b)	Includes securities loaned at value of $162,328,815.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$23,231,153
Interest	358,399
Securities lending income	402,962
Total investment income	23,992,514
Expenses
Management fees	13,368,071
Administration fees	113,034
Custodian and accounting fees	98,955
Distribution and service fees—Class B	216,954
Distribution and service fees—Class E	108,844
Audit and tax services	50,455
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	129,752
Insurance	20,403
Miscellaneous	24,209
Total expenses	14,241,262
Less management fee waiver	(1,680,315)
Less broker commission recapture	(14,068)
Net expenses	12,546,879
Net Investment Income	11,445,635
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	304,822,430
Futures contracts	989,089
Net realized gain (loss)	305,811,519
Net change in unrealized appreciation (depreciation) on:
Investments	39,197,519
Futures contracts	77,352
Net change in unrealized appreciation (depreciation)	39,274,871
Net realized and unrealized gain (loss)	345,086,390
Net Increase (Decrease) in Net Assets From Operations	$356,532,025

(a)	Net of foreign withholding taxes of $90,422.
See accompanying notes to financial statements.
BHFTI-201

Brighthouse Funds Trust I
Brighthouse/Wellington Large Cap Research Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$11,445,635	$12,480,980
Net realized gain (loss)	305,811,519	425,590,401
Net change in unrealized appreciation (depreciation)	39,274,871	26,741,963
Increase (decrease) in net assets from operations	356,532,025	464,813,344
From Distributions to Shareholders
Class A	(407,148,526)	(163,158,928)
Class B	(16,620,788)	(6,597,304)
Class E	(13,328,013)	(5,406,864)
Total distributions	(437,097,327)	(175,163,096)
Increase (decrease) in net assets from capital share transactions	131,530,238	(116,946,952)
Total increase (decrease) in net assets	50,964,936	172,703,296
Net Assets
Beginning of period	2,414,826,335	2,242,123,039
End of period	$2,465,791,271	$2,414,826,335

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	602,949	$8,728,462	4,068,031	$62,298,279
Reinvestments	31,391,559	407,148,526	11,144,736	163,158,928
Redemptions	(19,963,000)	(289,432,686)	(21,633,098)	(326,304,490)
Net increase (decrease)	12,031,508	$126,444,302	(6,420,331)	$(100,847,283)
Class B
Sales	364,023	$5,116,677	492,469	$7,116,265
Reinvestments	1,350,186	16,620,788	470,564	6,597,304
Redemptions	(1,477,051)	(20,230,240)	(1,617,587)	(23,271,182)
Net increase (decrease)	237,158	$1,507,225	(654,554)	$(9,557,613)
Class E
Sales	125,190	$1,684,536	174,240	$2,534,689
Reinvestments	1,049,450	13,328,013	375,738	5,406,864
Redemptions	(800,319)	(11,433,838)	(982,946)	(14,483,609)
Net increase (decrease)	374,321	$3,578,711	(432,968)	$(6,542,056)
Increase (decrease) derived from capital shares transactions		$131,530,238		$(116,946,952)
See accompanying notes to financial statements.
BHFTI-202

Brighthouse Funds Trust I
Brighthouse/Wellington Large Cap Research Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$15.61	$13.82	$11.71	$19.02	$17.12
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07	0.08	0.09	0.12	0.12
Net realized and unrealized gain (loss)	2.01	2.84	2.84	(3.83)	3.84
Total income (loss) from investment operations	2.08	2.92	2.93	(3.71)	3.96
Less Distributions
Distributions from net investment income	(0.08)	(0.09)	(0.11)	(0.12)	(0.17)
Distributions from net realized capital gains	(2.87)	(1.04)	(0.71)	(3.48)	(1.89)
Total distributions	(2.95)	(1.13)	(0.82)	(3.60)	(2.06)
Net Asset Value, End of Period	$14.74	$15.61	$13.82	$11.71	$19.02
Total Return (%) (b)	15.91	21.69	25.74	(19.02)	24.38
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.59	0.58	0.57
Net ratio of expenses to average net assets (%) (c) (d)	0.51	0.51	0.52	0.51	0.50
Ratio of net investment income (loss) to average net assets (%)	0.49	0.54	0.71	0.84	0.67
Portfolio turnover rate (%)	71	73	64	54	60
Net assets, end of period (in millions)	$2,304.8	$2,252.5	$2,083.4	$1,899.6	$2,562.0

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$14.93	$13.27	$11.27	$18.45	$16.67
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	0.04	0.06	0.08	0.07
Net realized and unrealized gain (loss)	1.91	2.72	2.72	(3.71)	3.73
Total income (loss) from investment operations	1.94	2.76	2.78	(3.63)	3.80
Less Distributions
Distributions from net investment income	(0.04)	(0.06)	(0.07)	(0.07)	(0.13)
Distributions from net realized capital gains	(2.87)	(1.04)	(0.71)	(3.48)	(1.89)
Total distributions	(2.91)	(1.10)	(0.78)	(3.55)	(2.02)
Net Asset Value, End of Period	$13.96	$14.93	$13.27	$11.27	$18.45
Total Return (%) (b)	15.62	21.31	25.42	(19.21)	24.03
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.84	0.83	0.82
Net ratio of expenses to average net assets (%) (c) (d)	0.76	0.76	0.77	0.76	0.75
Ratio of net investment income (loss) to average net assets (%)	0.24	0.28	0.46	0.59	0.42
Portfolio turnover rate (%)	71	73	64	54	60
Net assets, end of period (in millions)	$86.4	$88.8	$87.6	$81.8	$118.1
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTI-203

Brighthouse Funds Trust I
Brighthouse/Wellington Large Cap Research Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$15.33	$13.59	$11.53	$18.78	$16.93
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05	0.06	0.07	0.10	0.09
Net realized and unrealized gain (loss)	1.97	2.79	2.79	(3.78)	3.79
Total income (loss) from investment operations	2.02	2.85	2.86	(3.68)	3.88
Less Distributions
Distributions from net investment income	(0.06)	(0.07)	(0.09)	(0.09)	(0.14)
Distributions from net realized capital gains	(2.87)	(1.04)	(0.71)	(3.48)	(1.89)
Total distributions	(2.93)	(1.11)	(0.80)	(3.57)	(2.03)
Net Asset Value, End of Period	$14.42	$15.33	$13.59	$11.53	$18.78
Total Return (%) (b)	15.74	21.51	25.51	(19.12)	24.20
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.73	0.74	0.73	0.72
Net ratio of expenses to average net assets (%) (c) (d)	0.66	0.66	0.67	0.66	0.65
Ratio of net investment income (loss) to average net assets (%)	0.34	0.39	0.56	0.69	0.52
Portfolio turnover rate (%)	71	73	64	54	60
Net assets, end of period (in millions)	$74.6	$73.5	$71.1	$63.9	$87.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2025 through 2021 (see Note 6 of the Notes to
Financial Statements).

See accompanying notes to financial statements.
BHFTI-204

Brighthouse Funds Trust I
CBRE Global Real Estate Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Australia — 7.0%
Charter Hall Group (REIT)	858,938	$13,964,811
Goodman Group (REIT)	876,196	18,013,981
GPT Group (REIT)	1,985,529	7,155,511
Ingenia Communities Group (REIT)	1,170,924	4,024,408
Scentre Group (REIT)	1,233,013	3,443,267
Stockland (REIT)	3,335,686	12,712,281
		59,314,259
Belgium — 0.9%
Aedifica SA (REIT)	16,157	1,278,249
Montea NV (REIT)	35,544	3,057,697
Warehouses De Pauw CVA (REIT)	133,682	3,468,983
		7,804,929
Canada — 3.1%
Boardwalk Real Estate Investment Trust (REIT) (a)	105,361	4,949,676
Canadian Apartment Properties REIT (REIT) (a)	293,725	7,890,161
Granite Real Estate Investment Trust (REIT)	91,218	5,430,347
H&R Real Estate Investment Trust (REIT)	453,969	3,383,558
Killam Apartment Real Estate Investment Trust (REIT) (a)	195,185	2,332,180
Primaris Real Estate Investment Trust (REIT)	186,027	2,112,973
		26,098,895
France — 4.0%
Carmila SA (REIT) (b)	155,998	3,112,832
Klepierre SA (REIT)	333,575	13,207,565
Mercialys SA (REIT)	188,627	2,447,362
Unibail-Rodamco-Westfield (REIT) (b)	142,172	15,452,050
		34,219,809
Germany — 1.3%
Aroundtown SA (b)	374,979	1,166,569
Grand City Properties SA	200,577	2,314,966
Sirius Real Estate Ltd. (REIT)	2,262,671	2,925,737
TAG Immobilien AG	311,597	4,832,629
		11,239,901
Hong Kong — 2.3%
Henderson Land Development Co. Ltd. (a)	1,746,889	6,302,389
Hysan Development Co. Ltd.	972,593	2,356,994
Link (REIT)	719,566	3,204,974
Swire Properties Ltd.	2,706,328	7,287,455
		19,151,812
Japan — 9.6%
Activia Properties, Inc. (REIT)	3,752	3,371,309
Daiwa Office Investment Corp. (REIT)	2,658	6,350,893
Frontier Real Estate Investment Corp. (REIT) (a)	4,265	2,530,860
Invincible Investment Corp. (REIT) (a)	13,873	5,703,905
Japan Hotel REIT Investment Corp. (REIT) (a)	9,401	4,910,737
Japan Metropolitan Fund Invest (REIT) (a)	9,850	7,795,381
LaSalle Logiport REIT (REIT) (a)	3,312	3,353,724
Mitsui Fudosan Co. Ltd.	1,953,400	22,224,612
Orix JREIT, Inc. (REIT)	11,934	8,092,027
Sumitomo Realty & Development Co. Ltd.	484,400	12,139,465
Security Description	Shares	Value
Japan — (Continued)
Tokyo Tatemono Co. Ltd. (a)	194,700	$4,396,452
		80,869,365
Netherlands — 0.7%
CTP NV	191,611	4,013,678
Eurocommercial Properties NV (REIT)	73,847	2,260,772
		6,274,450
Singapore — 4.3%
CapitaLand Ascendas (REIT)	4,243,390	9,327,030
CapitaLand Integrated Commercial Trust (REIT)	6,323,800	11,729,896
Centurion Accommodation REIT (REIT) (b)	5,387,900	4,646,881
Keppel DC REIT (REIT)	3,203,376	5,601,004
Lendlease Global Commercial REIT (REIT)	9,790,800	4,716,303
		36,021,114
Sweden — 0.6%
Pandox AB	218,007	4,804,096
Switzerland — 0.4%
PSP Swiss Property AG (a)	18,089	3,277,082
United Kingdom — 4.3%
Big Yellow Group PLC (REIT)	341,017	4,788,587
Land Securities Group PLC (REIT)	1,036,205	8,623,844
LondonMetric Property PLC (REIT)	4,070,184	10,367,130
Primary Health Properties PLC (REIT)	2,042,107	2,694,895
Tritax Big Box REIT PLC (REIT)	4,952,040	10,131,748
		36,606,204
United States — 60.7%
American Healthcare REIT, Inc. (REIT) (a)	142,962	6,727,792
American Homes 4 Rent (REIT) - Class A	620,947	19,932,399
American Tower Corp. (REIT)	18,074	3,173,252
Brixmor Property Group, Inc. (REIT) (a)	558,184	14,635,584
BXP, Inc. (REIT) (a)	104,781	7,070,622
COPT Defense Properties (REIT) (a)	192,432	5,349,610
Cousins Properties, Inc. (REIT)	295,325	7,613,478
CubeSmart (REIT)	194,017	6,994,313
Digital Realty Trust, Inc. (REIT)	38,126	5,898,473
EastGroup Properties, Inc. (REIT) (a)	70,893	12,628,879
Empire State Realty Trust, Inc. (REIT) - Class A (a)	328,715	2,143,222
Equinix, Inc. (REIT)	60,375	46,256,910
Essential Properties Realty Trust, Inc. (REIT) (a)	198,805	5,896,556
First Industrial Realty Trust, Inc. (REIT) (a)	255,409	14,627,273
Getty Realty Corp. (REIT) (a)	130,694	3,577,095
Healthpeak Properties, Inc. (REIT)	588,417	9,461,745
Hilton Worldwide Holdings, Inc.	20,946	6,016,738
Host Hotels & Resorts, Inc. (REIT) (a)	357,982	6,347,021
Independence Realty Trust, Inc. (REIT) (a)	430,024	7,516,820
Iron Mountain, Inc. (REIT)	235,804	19,559,942
LXP Industrial Trust (REIT) (a)	83,642	4,146,970
Omega Healthcare Investors, Inc. (REIT)	375,353	16,643,152
Prologis, Inc. (REIT)	170,155	21,721,987
Public Storage (REIT)	91,192	23,664,324
Regency Centers Corp. (REIT)	263,935	18,219,433
See accompanying notes to financial statements.
BHFTI-205

Brighthouse Funds Trust I
CBRE Global Real Estate Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares/ Principal Amount*	Value
United States — (Continued)
Simon Property Group, Inc. (REIT)	247,583	$45,830,089
STAG Industrial, Inc. (REIT) (a)	364,805	13,410,232
UDR, Inc. (REIT) (a)	554,428	20,336,419
Ventas, Inc. (REIT) (a)	269,520	20,855,458
VICI Properties, Inc. (REIT)	1,107,440	31,141,213
Vornado Realty Trust (REIT) (a)	311,995	10,383,194
Welltower, Inc. (REIT)	411,675	76,410,997
		514,191,192
Total Common Stocks (Cost $783,321,171)		839,873,108

Short-Term Investments—0.4%
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26 with a maturity value of $3,386,614; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $3,453,916	3,386,143	3,386,143
Total Short-Term Investments (Cost $3,386,143)		3,386,143

Securities Lending Reinvestments (c)—7.1%
Short-Term Investment Funds — 2.9%
BlackRock Liquidity Funds FedFund, Institutional Shares, 3.640% (d)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 3.650% (d)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I, 3.670% (d)	10,000,000	10,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class, 3.710% (d)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.740% (d)	10,000,000	10,000,000
		25,000,000

Time Deposits — 0.5%
Banco Santander SA 3.620%, 01/02/26	2,000,000	2,000,000
First Abu Dhabi Bank USA NV 3.590%, 01/02/26	2,000,000	2,000,000
		4,000,000
Repurchase Agreements — 3.7%
Bank of Montreal
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $4,000,838; collateralized by various Common Stock with an aggregate market value of $4,450,495	4,000,000	4,000,000
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.810%, due on 01/02/26 with a maturity value of $1,000,212; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.000%, maturity dates ranging from 02/19/26 - 02/15/55, and an aggregate market value of $1,020,000	1,000,000	1,000,000
Security Description	Principal Amount*	Value
Repurchase Agreements — (Continued)
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $5,001,047; collateralized by various Common Stock with an aggregate market value of $5,568,379	5,000,000	$5,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $8,256,523; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $8,421,653	8,254,766	8,254,766
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 4.130%, due on 07/06/26 with a maturity value of $2,042,906; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.000%, maturity dates ranging from 01/15/26 - 06/30/26, and various Common Stock with an aggregate market value of $2,080,250	2,000,000	2,000,000
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $2,000,434; collateralized by various Common Stock with an aggregate market value of $2,222,467	2,000,000	2,000,000
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $1,000,214; collateralized by various Common Stock with an aggregate market value of $1,114,877	1,000,000	1,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $5,001,072; collateralized by various Common Stock with an aggregate market value of $5,556,161	5,000,000	5,000,000
Repurchase Agreement dated 12/31/25 at 3.880%, due on 01/07/26 with a maturity value of $2,001,509; collateralized by various Common Stock with an aggregate market value of $2,224,371	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $200,041; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $204,000	200,000	200,000
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $1,000,208; collateralized by various Common Stock with an aggregate market value of $1,100,229	1,000,000	1,000,000
		31,454,766
Total Securities Lending Reinvestments (Cost $60,454,766)		60,454,766
Total Investments—106.7% (Cost $847,162,080)		903,714,017
Other assets and liabilities (net)—(6.7)%		(56,951,734)
Net Assets—100.0%		$846,762,283

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2025, the market value of
See accompanying notes to financial statements.
BHFTI-206

Brighthouse Funds Trust I
CBRE Global Real Estate Portfolio
Schedule of Investments as of December 31, 2025

securities loaned was $114,365,591 and the collateral received consisted of cash in the amount of $60,454,766 and non-cash collateral with a value of $58,778,258. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2025.

Ten Largest Industries as of December 31, 2025 (Unaudited)	% of Net Assets
Specialized REITs	17.4
Retail REITs	16.8
Health Care REITs	15.8
Industrial REITs	15.3
Real Estate Management & Development	9.2
Residential REITs	8.5
Diversified REITs	7.9
Office REITs	5.6
Hotel & Resort REITs	2.0
Hotels, Restaurants & Leisure	0.7
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$840,909,793	$0	$875,907,069
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(60,454,766)	$—	$—	$—	$(60,454,766)
Gross amount of recognized liabilities for securities lending transactions					$(60,454,766)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$59,314,259	$—	$59,314,259
Belgium	—	7,804,929	—	7,804,929
Canada	26,098,895	—	—	26,098,895
France	—	34,219,809	—	34,219,809
Germany	—	11,239,901	—	11,239,901
Hong Kong	—	19,151,812	—	19,151,812
Japan	—	80,869,365	—	80,869,365
Netherlands	—	6,274,450	—	6,274,450
Singapore	—	36,021,114	—	36,021,114
Sweden	—	4,804,096	—	4,804,096
Switzerland	—	3,277,082	—	3,277,082
United Kingdom	—	36,606,204	—	36,606,204
United States	514,191,192	—	—	514,191,192
Total Common Stocks	540,290,087	299,583,021	—	839,873,108
Total Short-Term Investments*	—	3,386,143	—	3,386,143
Securities Lending Reinvestments
Short-Term Investment Funds	25,000,000	—	—	25,000,000
Time Deposits	—	4,000,000	—	4,000,000
See accompanying notes to financial statements.
BHFTI-207

Brighthouse Funds Trust I
CBRE Global Real Estate Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Repurchase Agreements	$—	$31,454,766	$—	$31,454,766
Total Securities Lending Reinvestments	25,000,000	35,454,766	—	60,454,766
Total Investments	$565,290,087	$338,423,930	$—	$903,714,017
Collateral for Securities Loaned (Liability)	$—	$(60,454,766)	$—	$(60,454,766)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-208

Brighthouse Funds Trust I
CBRE Global Real Estate Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$903,714,017
Cash denominated in foreign currencies (c)	119,021
Receivable for:
Investments sold	498,425
Fund shares sold	367,578
Dividends and interest	4,249,737
Prepaid expenses	3,140
Total Assets	908,951,918
Liabilities
Collateral for securities loaned	60,454,766
Payable for:
Investments purchased	549,270
Fund shares redeemed	130,860
Accrued Expenses:
Management fees	438,053
Distribution and service fees	62,675
Deferred trustees’ fees	250,955
Other expenses	303,056
Total Liabilities	62,189,635
Net Assets	$846,762,283
Net Assets Consist of:
Paid in surplus	$802,510,350
Distributable earnings (Accumulated losses)	44,251,933
Net Assets	$846,762,283
Net Assets
Class A	$544,345,361
Class B	282,220,216
Class E	20,196,706
Capital Shares Outstanding*
Class A	51,260,332
Class B	26,713,180
Class E	1,902,413
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.62
Class B	10.56
Class E	10.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $847,162,080.
(b)	Includes securities loaned at value of $114,365,591.
(c)	Identified cost of cash denominated in foreign currencies was $119,064.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$28,810,600
Interest	101,764
Securities lending income	131,518
Total investment income	29,043,882
Expenses
Management fees	5,564,591
Administration fees	54,232
Custodian and accounting fees	73,503
Distribution and service fees—Class B	730,741
Distribution and service fees—Class E	30,805
Audit and tax services	55,790
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	92,435
Insurance	7,689
Miscellaneous	20,436
Total expenses	6,740,807
Less management fee waiver	(350,000)
Less broker commission recapture	(136,538)
Net expenses	6,254,269
Net Investment Income	22,789,613
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	4,990,235
Foreign currency transactions	(135,600)
Net realized gain (loss)	4,854,635
Net change in unrealized appreciation (depreciation) on:
Investments	30,337,894
Foreign currency transactions	77,856
Net change in unrealized appreciation (depreciation)	30,415,750
Net realized and unrealized gain (loss)	35,270,385
Net Increase (Decrease) in Net Assets From Operations	$58,059,998

(a)	Net of foreign withholding taxes of $1,414,395.
See accompanying notes to financial statements.
BHFTI-209

Brighthouse Funds Trust I
CBRE Global Real Estate Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$22,789,613	$28,777,444
Net realized gain (loss)	4,854,635	19,728,032
Net change in unrealized appreciation (depreciation)	30,415,750	(37,396,630)
Increase (decrease) in net assets from operations	58,059,998	11,108,846
From Distributions to Shareholders
Class A	(15,996,919)	(21,845,861)
Class B	(7,775,880)	(11,229,231)
Class E	(564,216)	(763,021)
Total distributions	(24,337,015)	(33,838,113)
Increase (decrease) in net assets from capital share transactions	(39,477,886)	(104,073,848)
Total increase (decrease) in net assets	(5,754,903)	(126,803,115)
Net Assets
Beginning of period	852,517,186	979,320,301
End of period	$846,762,283	$852,517,186

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	1,045,239	$10,899,550	1,223,663	$12,544,085
Reinvestments	1,536,688	15,996,919	2,236,014	21,845,861
Redemptions	(3,486,346)	(36,791,491)	(8,712,821)	(93,228,663)
Net increase (decrease)	(904,419)	$(9,895,022)	(5,253,144)	$(58,838,717)
Class B
Sales	963,308	$9,963,740	1,119,360	$11,427,902
Reinvestments	749,844	7,775,880	1,154,083	11,229,231
Redemptions	(4,425,657)	(45,902,320)	(6,354,616)	(66,512,643)
Net increase (decrease)	(2,712,505)	$(28,162,700)	(4,081,173)	$(43,855,510)
Class E
Sales	145,442	$1,511,463	181,038	$1,861,450
Reinvestments	54,199	564,216	78,098	763,021
Redemptions	(334,719)	(3,495,843)	(379,536)	(4,004,092)
Net increase (decrease)	(135,078)	$(1,420,164)	(120,400)	$(1,379,621)
Increase (decrease) derived from capital shares transactions		$(39,477,886)		$(104,073,848)
See accompanying notes to financial statements.
BHFTI-210

Brighthouse Funds Trust I
CBRE Global Real Estate Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.21	$10.54	$9.59	$15.03	$11.53
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29	0.33	0.31	0.27	0.21
Net realized and unrealized gain (loss)	0.43	(0.28)	0.91	(3.96)	3.70
Total income (loss) from investment operations	0.72	0.05	1.22	(3.69)	3.91
Less Distributions
Distributions from net investment income	(0.31)	(0.38)	(0.27)	(0.55)	(0.41)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.20)	0.00
Total distributions	(0.31)	(0.38)	(0.27)	(1.75)	(0.41)
Net Asset Value, End of Period	$10.62	$10.21	$10.54	$9.59	$15.03
Total Return (%) (b)	7.11	0.66	12.99 (c)	(24.71)	34.35 (c)(d)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.69	0.69	0.68	0.65
Net ratio of expenses to average net assets (%) (e)	0.66	0.65	0.65	0.64	0.62
Ratio of net investment income (loss) to average net assets (%)	2.75	3.18	3.16	2.33	1.59
Portfolio turnover rate (%)	98	78	84	91	70
Net assets, end of period (in millions)	$544.3	$532.8	$605.2	$594.1	$834.7

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.16	$10.49	$9.54	$14.95	$11.47
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26	0.30	0.28	0.24	0.18
Net realized and unrealized gain (loss)	0.42	(0.27)	0.91	(3.94)	3.68
Total income (loss) from investment operations	0.68	0.03	1.19	(3.70)	3.86
Less Distributions
Distributions from net investment income	(0.28)	(0.36)	(0.24)	(0.51)	(0.38)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.20)	0.00
Total distributions	(0.28)	(0.36)	(0.24)	(1.71)	(0.38)
Net Asset Value, End of Period	$10.56	$10.16	$10.49	$9.54	$14.95
Total Return (%) (b)	6.75	0.40	12.73	(24.99)	34.07 (c)(d)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.94	0.94	0.93	0.90
Net ratio of expenses to average net assets (%) (e)	0.91	0.90	0.90	0.89	0.87
Ratio of net investment income (loss) to average net assets (%)	2.49	2.93	2.92	2.08	1.35
Portfolio turnover rate (%)	98	78	84	91	70
Net assets, end of period (in millions)	$282.2	$299.0	$351.4	$337.9	$492.3
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTI-211

Brighthouse Funds Trust I
CBRE Global Real Estate Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.21	$10.54	$9.59	$15.02	$11.52
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.27	0.32	0.29	0.25	0.19
Net realized and unrealized gain (loss)	0.43	(0.28)	0.91	(3.95)	3.70
Total income (loss) from investment operations	0.70	0.04	1.20	(3.70)	3.89
Less Distributions
Distributions from net investment income	(0.29)	(0.37)	(0.25)	(0.53)	(0.39)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.20)	0.00
Total distributions	(0.29)	(0.37)	(0.25)	(1.73)	(0.39)
Net Asset Value, End of Period	$10.62	$10.21	$10.54	$9.59	$15.02
Total Return (%) (b)	6.94	0.50	12.79	(24.89)	34.21 (c)(d)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.84	0.84	0.83	0.80
Net ratio of expenses to average net assets (%) (e)	0.81	0.80	0.80	0.79	0.77
Ratio of net investment income (loss) to average net assets (%)	2.59	3.03	3.01	2.18	1.47
Portfolio turnover rate (%)	98	78	84	91	70
Net assets, end of period (in millions)	$20.2	$20.8	$22.7	$22.3	$31.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been 33.99%, 33.71% and 33.85%, respectively for the year ended
December 31, 2021.

(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTI-212

Brighthouse Funds Trust I
Harris Oakmark International Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—96.0% of Net Assets

Security Description	Shares	Value

Australia — 2.5%
Glencore PLC (a)	9,550,565	$51,952,557
China — 3.3%
Alibaba Group Holding Ltd.	1,987,900	36,381,349
Prosus NV	507,133	31,322,400
		67,703,749
Denmark — 2.3%
DSV AS	184,700	46,479,045
France — 22.1%
Accor SA	844,680	47,860,416
Airbus SE	179,900	41,728,400
BNP Paribas SA	636,075	60,188,968
Capgemini SE	253,930	42,054,020
Danone SA	351,600	31,724,663
Dassault Systemes SE	1,691,700	47,249,748
Edenred SE	1,145,340	25,444,349
Kering SA	113,700	40,120,390
LVMH Moet Hennessy Louis Vuitton SE	55,301	41,691,433
Pernod Ricard SA	492,867	42,193,819
Publicis Groupe SA	331,098	34,348,503
		454,604,709
Germany — 20.6%
adidas AG	306,907	60,414,261
Allianz SE	59,400	27,244,893
Aumovio SE (a)	256,127	12,906,722
Bayer AG	1,105,483	47,687,435
Bayerische Motoren Werke AG	440,307	48,141,683
Brenntag SE	705,814	41,108,662
Continental AG	462,455	36,917,936
Daimler Truck Holding AG	753,813	33,054,369
Fresenius Medical Care AG	103,364	4,952,166
Fresenius SE & Co. KGaA	582,923	33,550,347
Siemens Healthineers AG	553,700	29,056,744
Symrise AG	331,700	26,841,409
thyssenkrupp AG	1,932,251	20,889,803
Tkms AG& Co. KGaA (a)	31,858	2,466,313
		425,232,743
Hong Kong — 1.7%
Prudential PLC	2,285,862	35,269,141
Indonesia — 1.7%
Bank Mandiri Persero Tbk. PT	117,076,200	35,802,938
Italy — 2.0%
Intesa Sanpaolo SpA	3,276,700	22,694,089
Ryanair Holdings PLC	176,500	6,129,472
Ryanair Holdings PLC (ADR)	164,725	11,891,498
		40,715,059
Japan — 5.5%
Asahi Group Holdings Ltd. (b)	3,126,000	32,700,144
Fujitsu Ltd.	1,009,800	27,686,291
Security Description	Shares	Value
Japan — (Continued)
Mitsubishi Estate Co. Ltd.	471,800	$11,490,803
SMC Corp.	121,000	42,131,755
		114,008,993
Luxembourg — 1.6%
Eurofins Scientific SE	451,352	33,010,122
Mexico — 1.5%
Fomento Economico Mexicano SAB de CV (ADR)	304,700	30,796,029
Netherlands — 6.7%
Akzo Nobel NV	617,830	42,910,669
ASML Holding NV (NY Registry Shares)	24,100	25,783,626
ASR Nederland NV	458,100	32,519,049
IMCD NV	238,200	21,670,362
Koninklijke Ahold Delhaize NV	385,200	15,798,125
		138,681,831
South Korea — 2.0%
KB Financial Group, Inc.	478,043	41,325,898
Sweden — 3.0%
Hexagon AB - B Shares	3,043,000	35,992,779
Volvo AB - B Shares	818,173	26,225,644
		62,218,423
Switzerland — 1.7%
Cie Financiere Richemont SA - Class A	164,713	35,547,735
United Kingdom — 13.3%
Ashtead Group PLC	797,095	54,381,874
AstraZeneca PLC (ADR)	302,300	27,790,439
Bunzl PLC	914,900	25,531,987
Diageo PLC	1,002,000	21,583,784
Flutter Entertainment PLC (a)	118,602	25,504,174
Intertek Group PLC	291,300	18,065,798
Reckitt Benckiser Group PLC	642,313	52,002,424
Rentokil Initial PLC	3,469,302	20,721,614
Unilever PLC	431,900	28,238,209
		273,820,303
United States — 4.5%
CNH Industrial NV	4,898,029	45,159,827
Roche Holding AG	49,600	20,498,096
Sanofi SA	267,500	25,952,243
		91,610,166
Total Common Stocks (Cost $1,674,492,157)		1,978,779,441

Preferred Stocks—1.8%
South Korea — 1.8%
Samsung Electronics Co. Ltd. (Cost $25,356,846)	613,500	37,649,551
See accompanying notes to financial statements.
BHFTI-213

Brighthouse Funds Trust I
Harris Oakmark International Portfolio
Schedule of Investments as of December 31, 2025
Short-Term Investments—2.0%

Security Description	Principal Amount*/ Shares	Value

Repurchase Agreement — 2.0%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26 with a maturity value of $41,113,616; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $41,930,085	41,107,907	$41,107,907
Total Short-Term Investments (Cost $41,107,907)		41,107,907

Securities Lending Reinvestments (c)—0.9%
Short-Term Investment Funds — 0.6%
Allspring Government Money Market Fund, Select Class, 3.710% (d)	1,000,000	1,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares, 3.640% (d)	3,000,000	3,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 3.650% (d)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 3.610% (d)	3,600,000	3,600,000
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.740% (d)	1,000,000	1,000,000
		11,600,000

Repurchase Agreements — 0.3%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $2,000,419; collateralized by various Common Stock with an aggregate market value of $2,227,351	2,000,000	2,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $535,337; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $546,044	535,223	535,223
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $2,000,434; collateralized by various Common Stock with an aggregate market value of $2,222,467	2,000,000	2,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $1,000,222; collateralized by various Common Stock with an aggregate market value of $1,112,958	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $15,510; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $15,817	15,507	15,507
Security Description	Principal Amount*	Value
Repurchase Agreements — (Continued)
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $1,000,208; collateralized by various Common Stock with an aggregate market value of $1,100,229	1,000,000	$1,000,000
		6,550,730
Total Securities Lending Reinvestments (Cost $18,150,730)		18,150,730
Total Investments—100.7% (Cost $1,759,107,640)		2,075,687,629
Other assets and liabilities (net)—(0.7)%		(13,450,000)
Net Assets—100.0%		$2,062,237,629

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $27,643,442 and the collateral received consisted of cash in the amount of
$18,150,730 and non-cash collateral with a value of $11,046,286. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2025.

Ten Largest Industries as of December 31, 2025 (Unaudited)	% of Net Assets
Textiles, Apparel & Luxury Goods	8.6
Banks	7.8
Machinery	7.1
Trading Companies & Distributors	6.9
Beverages	6.2
Pharmaceuticals	5.9
Insurance	4.6
Hotels, Restaurants & Leisure	3.6
Metals & Mining	3.5
Chemicals	3.4
See accompanying notes to financial statements.
BHFTI-214

Brighthouse Funds Trust I
Harris Oakmark International Portfolio
Schedule of Investments as of December 31, 2025
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,170,192,005	$0	$1,625,466,428
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stock	$(18,150,730)	$—	$—	$—	$(18,150,730)
Gross amount of recognized liabilities for securities lending transactions					$(18,150,730)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$51,952,557	$—	$51,952,557
China	—	67,703,749	—	67,703,749
Denmark	—	46,479,045	—	46,479,045
France	—	454,604,709	—	454,604,709
Germany	—	425,232,743	—	425,232,743
Hong Kong	—	35,269,141	—	35,269,141
Indonesia	—	35,802,938	—	35,802,938
Italy	11,891,498	28,823,561	—	40,715,059
Japan	—	114,008,993	—	114,008,993
Luxembourg	—	33,010,122	—	33,010,122
Mexico	30,796,029	—	—	30,796,029
Netherlands	25,783,626	112,898,205	—	138,681,831
South Korea	—	41,325,898	—	41,325,898
Sweden	—	62,218,423	—	62,218,423
Switzerland	—	35,547,735	—	35,547,735
United Kingdom	53,294,613	220,525,690	—	273,820,303
United States	45,159,827	46,450,339	—	91,610,166
Total Common Stocks	166,925,593	1,811,853,848	—	1,978,779,441
Total Preferred Stocks*	—	37,649,551	—	37,649,551
Total Short-Term Investments*	—	41,107,907	—	41,107,907
Securities Lending Reinvestments
Short-Term Investment Funds	11,600,000	—	—	11,600,000
Repurchase Agreements	—	6,550,730	—	6,550,730
Total Securities Lending Reinvestments	11,600,000	6,550,730	—	18,150,730
Total Investments	$178,525,593	$1,897,162,036	$—	$2,075,687,629
Collateral for Securities Loaned (Liability)	$—	$(18,150,730)	$—	$(18,150,730)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-215

Brighthouse Funds Trust I
Harris Oakmark International Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$2,075,687,629
Cash denominated in foreign currencies (c)	486
Receivable for:
Investments sold	5,897,052
Fund shares sold	34,034
Dividends and interest	6,372,129
Prepaid expenses	7,519
Total Assets	2,087,998,849
Liabilities
Collateral for securities loaned	18,150,730
Payable for:
Investments purchased	3,092,367
Fund shares redeemed	2,219,392
Accrued Expenses:
Management fees	1,198,904
Distribution and service fees	152,246
Deferred trustees’ fees	250,956
Other expenses	696,625
Total Liabilities	25,761,220
Net Assets	$2,062,237,629
Net Assets Consist of:
Paid in surplus	$1,623,141,135
Distributable earnings (Accumulated losses)	439,096,494
Net Assets	$2,062,237,629
Net Assets
Class A	$1,321,132,565
Class B	682,518,312
Class E	58,586,752
Capital Shares Outstanding*
Class A	86,091,029
Class B	45,866,554
Class E	3,889,538
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.35
Class B	14.88
Class E	15.06

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,759,107,640.
(b)	Includes securities loaned at value of $27,643,442.
(c)	Identified cost of cash denominated in foreign currencies was $484.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$59,988,541
Interest	1,600,128
Securities lending income	199,698
Total investment income	61,788,367
Expenses
Management fees	15,995,873
Administration fees	100,883
Custodian and accounting fees	282,227
Distribution and service fees—Class B	1,707,648
Distribution and service fees—Class E	85,289
Audit and tax services	57,164
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	107,350
Insurance	18,541
Miscellaneous	32,417
Total expenses	18,497,977
Less management fee waiver	(1,919,587)
Net expenses	16,578,390
Net Investment Income	45,209,977
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	144,524,248
Foreign currency transactions	(367,349)
Net realized gain (loss)	144,156,899
Net change in unrealized appreciation (depreciation) on:
Investments	402,610,258
Foreign currency transactions	664,382
Net change in unrealized appreciation (depreciation)	403,274,640
Net realized and unrealized gain (loss)	547,431,539
Net Increase (Decrease) in Net Assets From Operations	$592,641,516

(a)	Net of foreign withholding taxes of $8,140,005.
See accompanying notes to financial statements.
BHFTI-216

Brighthouse Funds Trust I
Harris Oakmark International Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$45,209,977	$46,395,799
Net realized gain (loss)	144,156,899	169,689,129
Net change in unrealized appreciation (depreciation)	403,274,640	(319,831,655)
Increase (decrease) in net assets from operations	592,641,516	(103,746,727)
From Distributions to Shareholders
Class A	(74,787,997)	(33,229,053)
Class B	(38,404,692)	(15,142,240)
Class E	(3,215,004)	(1,303,511)
Total distributions	(116,407,693)	(49,674,804)
Increase (decrease) in net assets from capital share transactions	(401,412,497)	(167,152,492)
Total increase (decrease) in net assets	74,821,326	(320,574,023)
Net Assets
Beginning of period	1,987,416,303	2,307,990,326
End of period	$2,062,237,629	$1,987,416,303

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	1,128,484	$15,570,186	1,356,282	$17,159,296
Reinvestments	5,364,993	74,787,997	2,604,158	33,229,053
Redemptions	(25,069,179)	(354,577,150)	(12,535,480)	(157,957,538)
Net increase (decrease)	(18,575,702)	$(264,218,967)	(8,575,040)	$(107,569,189)
Class B
Sales	1,194,903	$15,755,267	2,787,514	$33,970,028
Reinvestments	2,836,388	38,404,692	1,220,164	15,142,240
Redemptions	(13,586,802)	(184,236,629)	(8,082,445)	(100,797,323)
Net increase (decrease)	(9,555,511)	$(130,076,670)	(4,074,767)	$(51,685,055)
Class E
Sales	245,211	$3,420,772	347,584	$4,317,813
Reinvestments	234,843	3,215,004	103,865	1,303,511
Redemptions	(998,012)	(13,752,636)	(1,074,548)	(13,519,572)
Net increase (decrease)	(517,958)	$(7,116,860)	(623,099)	$(7,898,248)
Increase (decrease) derived from capital shares transactions		$(401,412,497)		$(167,152,492)
See accompanying notes to financial statements.
BHFTI-217

Brighthouse Funds Trust I
Harris Oakmark International Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.21	$13.11	$11.23	$14.50	$13.45
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.28	0.28	0.23	0.27
Net realized and unrealized gain (loss)	3.65	(0.88)	1.87	(2.53)	0.91
Total income (loss) from investment operations	3.97	(0.60)	2.15	(2.30)	1.18
Less Distributions
Distributions from net investment income	(0.34)	(0.30)	(0.27)	(0.30)	(0.13)
Distributions from net realized capital gains	(0.49)	0.00	0.00	(0.67)	0.00
Total distributions	(0.83)	(0.30)	(0.27)	(0.97)	(0.13)
Net Asset Value, End of Period	$15.35	$12.21	$13.11	$11.23	$14.50
Total Return (%) (b)	33.17	(4.73)	19.26	(15.78)	8.66
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.82	0.81	0.81
Net ratio of expenses to average net assets (%) (c)	0.72	0.72	0.74	0.76	0.75
Ratio of net investment income (loss) to average net assets (%)	2.29	2.21	2.24	1.92	1.82
Portfolio turnover rate (%)	59	36	23	34	31
Net assets, end of period (in millions)	$1,321.1	$1,277.5	$1,484.9	$1,532.0	$1,956.0

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.86	$12.74	$10.92	$14.12	$13.10
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.24	0.24	0.19	0.23
Net realized and unrealized gain (loss)	3.53	(0.85)	1.82	(2.46)	0.88
Total income (loss) from investment operations	3.81	(0.61)	2.06	(2.27)	1.11
Less Distributions
Distributions from net investment income	(0.30)	(0.27)	(0.24)	(0.26)	(0.09)
Distributions from net realized capital gains	(0.49)	0.00	0.00	(0.67)	0.00
Total distributions	(0.79)	(0.27)	(0.24)	(0.93)	(0.09)
Net Asset Value, End of Period	$14.88	$11.86	$12.74	$10.92	$14.12
Total Return (%) (b)	32.78	(4.96)	18.95	(16.00)	8.44
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.07	1.06	1.06
Net ratio of expenses to average net assets (%) (c)	0.97	0.97	0.99	1.01	1.00
Ratio of net investment income (loss) to average net assets (%)	2.03	1.96	1.98	1.68	1.58
Portfolio turnover rate (%)	59	36	23	34	31
Net assets, end of period (in millions)	$682.5	$657.0	$758.2	$741.5	$952.6
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTI-218

Brighthouse Funds Trust I
Harris Oakmark International Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.99	$12.89	$11.04	$14.27	$13.24
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29	0.26	0.26	0.21	0.24
Net realized and unrealized gain (loss)	3.58	(0.88)	1.84	(2.49)	0.90
Total income (loss) from investment operations	3.87	(0.62)	2.10	(2.28)	1.14
Less Distributions
Distributions from net investment income	(0.31)	(0.28)	(0.25)	(0.28)	(0.11)
Distributions from net realized capital gains	(0.49)	0.00	0.00	(0.67)	0.00
Total distributions	(0.80)	(0.28)	(0.25)	(0.95)	(0.11)
Net Asset Value, End of Period	$15.06	$11.99	$12.89	$11.04	$14.27
Total Return (%) (b)	32.98	(4.90)	19.05	(15.93)	8.52
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.97	0.96	0.96
Net ratio of expenses to average net assets (%) (c)	0.87	0.87	0.89	0.91	0.90
Ratio of net investment income (loss) to average net assets (%)	2.10	2.08	2.09	1.79	1.68
Portfolio turnover rate (%)	59	36	23	34	31
Net assets, end of period (in millions)	$58.6	$52.9	$64.8	$60.9	$81.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTI-219

Brighthouse Funds Trust I
Invesco Balanced-Risk Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
U.S. Treasury & Government Agencies—7.0% of Net Assets

Security Description	Principal Amount*	Value

U.S. Treasury — 7.0%
U.S. Treasury Floating Rate Notes
3.752%, 3M USTBMM + 0.150%, 04/30/26 (a)	17,600,000	$17,598,784
3.784%, 3M USTBMM + 0.182%, 07/31/26 (a)	32,400,000	32,411,139
Total U.S. Treasury & Government Agencies (Cost $50,000,000)		50,009,923

Municipals—3.5%
Board of Regents of the University of Texas System
3.800%, 08/01/45 (a)	20,000,000	20,000,000
California Public Finance Authority
3.800%, 12/01/64 (a)	5,000,000	5,000,000
Total Municipals (Cost $25,000,000)		25,000,000

Corporate Bonds & Notes—2.5%
Commercial Services — 2.5%
Altoona-Blair County Development Corp.
3.850%, 09/01/38 (144A) (a) (Cost $17,850,000)	17,850,000	17,850,000

Short-Term Investments—82.1%
Certificates of Deposit—4.0%
Banco Santander SA
4.030%, 03/19/26	14,500,000	14,506,797
Bank of Montreal
4.010%, SOFR + 0.300%, 03/19/26 (a)	5,000,000	5,001,806
Toronto-Dominion Bank
4.080%, SOFR + 0.370%, 07/10/26 (a)	8,000,000	8,005,172
Westpac Banking Corp.
4.060%, SOFR + 0.290%, 10/15/26 (a)	1,000,000	999,839
		28,513,614
Commercial Paper—55.9%
ABN AMRO Funding USA LLC
3.843%, 03/09/26 (b)	10,000,000	9,928,600
Aquitaine Funding Co. LLC
3.996%, 03/02/26 (144A) (b)	20,000,000	19,870,534
Banque et Caisse d'Epargne de l'Etat
3.932%, 02/09/26 (b)	10,000,000	9,958,815
Britannia Funding Co. LLC
3.960%, 01/26/26 (144A) (b)	10,000,000	9,972,785
4.011%, 02/27/26 (144A) (b)	12,000,000	11,926,933
Caisse des Depots et Consignations
3.398%, 01/06/26 (144A) (b)	8,500,000	8,494,755
3.885%, 02/04/26 (b)	10,200,000	10,163,275
CDP Financial, Inc.
3.835%, 03/19/26 (b)	10,000,000	9,918,317
Chevron Corp.
3.629%, 01/20/26 (b)	15,000,000	14,969,547
Concord Minutemen Capital Co. LLC
4.004%, 02/04/26 (144A) (b)	10,000,000	9,963,039
Security Description	Principal Amount*/ Shares	Value
Commercial Paper—(Continued)
Erste Abwicklungsanstalt
3.525%, 01/15/26 (b)	20,500,000	$20,468,256
Falcon Asset Funding LLC
4.120%, SOFR + 0.350%, 09/08/26 (144A) (a)	10,000,000	10,000,446
Federation des Caisses Desjardins du Quebec
3.841%, 01/22/26 (144A) (b)	12,000,000	11,972,360
3.884%, 01/30/26 (b)	10,000,000	9,968,917
Home Depot, Inc.
3.710%, 01/28/26 (b)	7,000,000	6,980,111
Lloyds Bank PLC
4.032%, 03/10/26 (b)	12,000,000	11,914,049
LVMH Moet Hennessy Louis Vuitton SE
3.937%, 03/03/26 (144A) (b)	10,000,000	9,936,462
Macquarie Bank Ltd.
3.940%, SOFR + 0.230%, 05/04/26 (144A) (a)	10,000,000	10,001,204
Mizuho Bank Ltd.
3.800%, 01/14/26 (b)	5,150,000	5,142,495
Natixis SA
4.129%, 03/03/26 (b)	15,500,000	15,398,923
Nestle Finance International Ltd.
3.685%, 01/22/26 (b)	15,000,000	14,966,439
New York Life Capital Corp.
3.910%, 01/26/26 (144A) (b)	7,000,000	6,981,286
New York Life Short Term Funding LLC
3.835%, 03/19/26 (b)	5,800,000	5,753,126
3.944%, 02/18/26 (144A) (b)	10,000,000	9,949,330
Novartis Finance Corp.
3.700%, 01/16/26 (b)	4,790,000	4,782,177
3.700%, 01/20/26 (b)	5,300,000	5,289,206
Oesterreichische Kontrollbank AG
3.783%, 03/09/26 (b)	13,200,000	13,107,248
PACCAR Financial Corp.
3.620%, 01/14/26 (b)	12,000,000	11,982,281
Pacific Life Short Term Funding LLC
3.813%, 01/21/26 (b)	10,000,000	9,978,264
Province of British Columbia
3.509%, 01/09/26 (b)	20,000,000	19,981,704
Province of Ontario
3.770%, 01/14/26 (b)	8,000,000	7,988,622
3.858%, 02/26/26 (b)	15,000,000	14,912,481
Province of Quebec
3.700%, 03/17/26 (b)	8,200,000	8,136,307
PSP Capital, Inc.
3.889%, 02/05/26 (b)	10,000,000	9,962,960
Sumitomo Mitsui Trust Bank Ltd.
3.483%, 01/06/26 (b)	9,000,000	8,994,500
Thunder Bay Funding LLC
3.983%, 04/17/26 (b)	12,000,000	11,865,632
TotalEnergies Capital SA
3.924%, 02/18/26 (144A) (b)	7,000,000	6,964,436
		398,545,822

Short-Term Investment Funds—22.2%
Invesco Government & Agency Portfolio, Institutional Class
3.680% (c) (d)	20,091,503	20,091,503
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-220

Brighthouse Funds Trust I
Invesco Balanced-Risk Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Short-Term Investments—(Continued)
Security Description	Shares	Value
Short-Term Investment Funds —(Continued)
Invesco U.S. Dollar Liquidity Portfolio, Agency Class
3.950% (c) (d)	125,345,741	$125,345,741
STIT-Treasury Portfolio, Institutional Class
3.640% (c) (d)	12,624,527	12,624,527
Total Short-Term Investment Funds (Cost $158,061,771)		158,061,771
Total Short-Term Investments (Cost $585,077,846)		585,121,207
Total Investments—95.1% (Cost $677,927,846)		677,981,130
Other assets and liabilities (net)—4.9%		34,741,354
Net Assets—100.0%		$712,722,484

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2025.

Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(b)	The rate shown represents current yield to maturity.
(c)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$143,883,570, which is 20.2% of net assets.

Transactions in Securities of Affiliated Issuers
A summary of the Portfolio’s transactions in the securities of affiliated issuers for the year ended December 31, 2025 is as follows:
Security Description	Market Value December 31, 2024	Purchases	Sales	Ending Value as of December 31, 2025
Invesco Government & Agency Portfolio, Institutional Class	$20,171,879	$178,484,121	$(178,564,497)	$20,091,503
Invesco U.S. Dollar Liquidity Portfolio, Agency Class	133,391,798	129,236,957	(137,283,014)	125,345,741
STIT-Treasury Portfolio, Institutional Class	12,678,111	118,989,414	(119,042,998)	12,624,527
	$166,241,788	$426,710,492	$(434,890,509)	$158,061,771

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2025
Invesco Government & Agency Portfolio, Institutional Class	$1,076,659	20,091,503
Invesco U.S. Dollar Liquidity Portfolio, Agency Class	5,536,046	125,345,741
STIT-Treasury Portfolio, Institutional Class	665,710	12,624,527
	$7,278,415
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$25,000,000	$7 ,306,842	$0
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-221

Brighthouse Funds Trust I
Invesco Balanced-Risk Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Investments in Derivative Instruments
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/16/26	1,124	AUD	123,060,083	$107,571
Canada Government Bond 10 Year Futures	03/20/26	1,106	CAD	133,726,460	(1,503,281)
Euro STOXX 50 Index Futures	03/20/26	785	EUR	45,851,850	630,117
Euro-Bund Futures	03/06/26	428	EUR	54,599,960	(539,288)
FTSE 100 Index Futures	03/20/26	415	GBP	41,255,150	1,083,590
Gold 100 Troy Ounces Futures	02/25/26	100	USD	43,411,000	846,253
Japanese Government Bond 10 Year Futures	03/13/26	65	JPY	8,606,650,000	(423,327)
MSCI Emerging Markets Index Futures	03/20/26	663	USD	46,787,910	880,017
RBOB Gasoline Futures	01/30/26	166	USD	11,956,980	(294,876)
Russell 2000 Index E-Mini Futures	03/20/26	340	USD	42,466,000	(1,281,633)
S&P 500 Index E-Mini Futures	03/20/26	92	USD	31,705,500	12,606
Silver Futures	03/27/26	61	USD	21,533,915	5,698,472
TOPIX Index Futures	03/12/26	296	JPY	10,103,960,000	491,803
U.K. Long Gilt Bond Futures	03/27/26	761	GBP	69,532,570	563,982
U.S. Treasury Long Bond Futures	03/20/26	476	USD	55,022,625	(374,265)
Net Unrealized Appreciation					$5,897,741
OTC Total Return Swap Contracts
Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	0.170%	Monthly	10/26/26	BBP	Barclays Brent Crude Excess Return Index	USD	12,001,922	$109,472	$—	$109,472
Pay	0.170%	Monthly	04/07/26	BBP	Barclays Copper Excess Return Index	USD	25,822,402	1,735,442	—	1,735,442
Pay	0.190%	Monthly	11/24/26	BBP	Barclays Soybean Oil Seasonal Index	USD	4,867,349	(118,109)	—	(118,109)
Pay	0.190%	Monthly	02/12/26	BBP	Barclays Soybeans Seasonal Excess Return Index	USD	4,933,468	(134,031)	—	(134,031)
Pay	0.170%	Monthly	05/05/26	BBP	Barclays Wheat Chicago Seasonal Index	USD	3,056,103	(39,744)	—	(39,744)
Pay	0.200%	Monthly	04/01/26	CIBC	CIBC Lean Hogs Seasonal Index	USD	1,324,807	10,022	—	10,022
Pay	0.150%	Monthly	12/10/26	CIBC	CIBC Live Cattle Seasonal Index	USD	2,347,895	39,324	—	39,324
Pay	0.280%	Monthly	02/05/26	CIBC	CIBC Seasonal Cotton Index	USD	4,012,836	18,819	—	18,819
Pay	0.260%	Monthly	02/10/26	CIBC	CIBC Soybean Oil Seasonal Index	USD	2,168,973	(99,977)	—	(99,977)
Pay	0.140%	Monthly	02/18/26	CIBC	CIBC Soymeal Front Month Excess Return Index	USD	5,558,722	(137,608)	—	(137,608)
Pay	0.210%	Monthly	12/11/26	CIBC	CIBC Sugar Excess Return Index	USD	8,500,587	91,586	—	91,586
Pay	0.180%	Monthly	05/05/26	GSI	Goldman Sachs Corn Seasonal Return Index	USD	2,045,635	(11,192)	—	(11,192)
Pay	0.140%	Monthly	10/29/26	GSI	Goldman Sachs Heating Oil Front Month Index	USD	2,012,511	(141,392)	—	(141,392)
Pay	0.250%	Monthly	02/10/26	GSI	Goldman Sachs Soybean Oil Seasonal Index	USD	5,017,040	(232,133)	—	(232,133)
Pay	0.140%	Monthly	07/02/26	GSI	Goldman Sachs Soybeans Seasonal Excess Return Index	USD	1,852,466	(84,745)	—	(84,745)
Pay	0.200%	Monthly	07/02/26	GSI	Goldman Sachs Wheat Chicago Seasonal Index	USD	3,086,398	(106,573)	—	(106,573)
Pay	0.250%	Monthly	01/27/26	JPMC	JPMorgan Contag Gas Oil Excess Return Index	USD	14,141,211	75,843	—	75,843
Pay	0.110%	Monthly	10/29/26	JPMC	JPMorgan Heating Oil Excess Return Index	USD	11,762,838	(164,558)	—	(164,558)
Pay	0.300%	Monthly	10/22/26	MBL	Macquarie Dynamic Roll Aluminum Excess Return Index	USD	10,468,195	146,871	—	146,871
Pay	0.170%	Monthly	05/05/26	MBL	Macquarie Soymeal Front Month Excess Return Index	USD	5,195,212	(66,802)	—	(66,802)
Pay	0.280%	Monthly	10/09/26	MLI	Merrill Lynch Aluminum Excess Return Index	USD	6,227,889	—	—	—
Pay	0.120%	Monthly	05/05/26	MLI	Merrill Lynch Corn Seasonal Index	USD	3,381,345	—	—	—
Pay	0.180%	Monthly	10/09/26	MLI	Merrill Lynch Cotton Seasonal Index	USD	4,127,843	—	—	—
Pay	0.250%	Monthly	10/28/26	MLI	Merrill Lynch Natural Gas Seasonal Index	USD	5,986,450	—	—	—
Pay	0.230%	Monthly	10/26/26	RBC	RBC Brent Crude Oil Excess Return Index	USD	7,291,342	—	—	—
Pay	0.160%	Monthly	11/23/26	RBC	RBC Coffee Front Month Excess Return Index	USD	7,709,636	—	—	—
Pay	0.280%	Monthly	07/02/26	RBC	RBC Seasonal Cotton Index	USD	1,008,485	—	—	—
Pay	0.180%	Monthly	02/12/26	RBC	RBC Soybean Seasonal Excess Return Index	USD	4,782,588	—	—	—
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-222

Brighthouse Funds Trust I
Invesco Balanced-Risk Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
OTC Total Return Swap Contracts — (Continued)
Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	0.180%	Monthly	11/23/26	RBC	RBC Sugar Excess Return Index	USD	2,537,941	$—	$—	$—
Pay	0.300%	Monthly	04/27/26	MSCS	S&P GSCI Aluminum Dynamic Roll Excess Return Index	USD	10,147,250	364,449	—	364,449
Totals								$1,254,964	$—	$1,254,964
Cash in the amount of $2,360,000 has been received at the custodian bank and held in a segregated account as collateral for OTC swap contracts.
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Commodity	OTC swap contracts at market value (a)	$2,591,828	OTC swap contracts at market value (a)	$1,336,864
	Unrealized appreciation on futures contracts (b) (c)	6,544,725	Unrealized depreciation on futures contracts (b) (c)	294,876
Equity	Unrealized appreciation on futures contracts (b) (c)	3,098,133	Unrealized depreciation on futures contracts (b) (c)	1,281,633
Interest Rate	Unrealized appreciation on futures contracts (b) (c)	671,553	Unrealized depreciation on futures contracts (b) (c)	2,840,161
Total		$12,906,239		$5,753,534

(a)	Excludes OTC swap interest payable of $20,957.
(b)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin is reported within the Consolidated
Statement of Assets and Liabilities.

(c)	Financial instrument not subject to a master netting agreement.
The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2025.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank PLC	$1,844,914	$(291,884)	$(1,553,030)	$—
Canadian Imperial Bank of Commerce	159,751	(159,751)	—	—
JPMorgan Chase Bank NA	75,843	(75,843)	—	—
Macquarie Bank Ltd.	146,871	(66,802)	—	80,069
Morgan Stanley Capital Services LLC	364,449	—	(270,000)	94,449
	$2,591,828	$(594,280)	$(1,823,030)	$174,518
The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2025.
Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank PLC	$291,884	$(291,884)	$—	$—
Canadian Imperial Bank of Commerce	237,585	(159,751)	—	77,834
Goldman Sachs International	576,035	—	(340,000)	236,035
JPMorgan Chase Bank NA	164,558	(75,843)	—	88,715
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-223

Brighthouse Funds Trust I
Invesco Balanced-Risk Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Macquarie Bank Ltd.	$66,802	$(66,802)	$—	$—
	$1,336,864	$(594,280)	$(340,000)	$402,584

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(15,489,447)	$36,874,412	$7,603,381	$28,988,346
Swap contracts	—	—	15,898,178	15,898,178
	$(15,489,447)	$36,874,412	$23,501,559	$44,886,524

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$3,348,845	$7,371,148	$5,613,155	$16,333,148
Swap contracts	—	—	2,800,642	2,800,642
	$3,348,845	$7,371,148	$8,413,797	$19,133,790
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$754,161,150
Swap contracts	182,232,144

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$50,009,923	$—	$50,009,923
Total Municipals*	—	25,000,000	—	25,000,000
Total Corporate Bonds & Notes*	—	17,850,000	—	17,850,000
Short-Term Investments
Certificates of Deposit	—	28,513,614	—	28,513,614
Commercial Paper	—	398,545,822	—	398,545,822
Short-Term Investment Funds	158,061,771	—	—	158,061,771
Total Short-Term Investments	158,061,771	427,059,436	—	585,121,207
Total Investments	$158,061,771	$519,919,359	$—	$677,981,130
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$10,314,411	$—	$—	$10,314,411
Futures Contracts (Unrealized Depreciation)	(4,416,670)	—	—	(4,416,670)
Total Futures Contracts	$5,897,741	$—	$—	$5,897,741
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$2,591,828	$—	$2,591,828
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-224

Brighthouse Funds Trust I
Invesco Balanced-Risk Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts at Value (Liabilities)	$—	$(1,336,864)	$—	$(1,336,864)
Total OTC Swap Contracts	$—	$1,254,964	$—	$1,254,964

*	See Consolidated Schedule of Investments for additional detailed categorizations.
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-225

Brighthouse Funds Trust I
Invesco Balanced-Risk Allocation Portfolio
Consolidated§ Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a)	$519,919,359
Affiliated investments at value (b)	158,061,771
Cash	4,666,770
Cash denominated in foreign currencies (c)	46,712
Cash collateral (d)	35,139,585
OTC swap contracts at market value	2,591,828
Receivable for:
OTC swap contracts	294,661
Interest	687,431
Dividends on affiliated investments	472,492
Prepaid expenses	2,340
Total Assets	721,882,949
Liabilities
OTC swap contracts at market value	1,336,864
Payable for:
OTC swap contracts	1,862,221
Fund shares redeemed	216,605
Variation margin on futures contracts	4,649,923
Interest on OTC swap contracts	20,957
Accrued Expenses:
Management fees	391,343
Distribution and service fees	151,513
Deferred trustees’ fees	231,604
Other expenses	299,435
Total Liabilities	9,160,465
Net Assets	$712,722,484
Net Assets Consist of:
Paid in surplus	$728,622,197
Distributable earnings (Accumulated losses)	(15,899,713)
Net Assets	$712,722,484
Net Assets
Class B	$712,722,484
Capital Shares Outstanding*
Class B	80,767,141
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $519,866,075.
(b)	Identified cost of affiliated investments was $158,061,771.
(c)	Identified cost of cash denominated in foreign currencies was $45,501.
(d)	Includes collateral of $33,419,585 for futures contracts and $1,720,000 for OTC swap contracts.
Consolidated§ Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends from affiliated investments	$7,278,415
Interest	23,909,888
Total investment income	31,188,303
Expenses
Management fees	4,715,089
Administration fees	66,280
Custodian and accounting fees	77,382
Distribution and service fees—Class B	1,789,457
Audit and tax services	105,924
Legal	58,770
Trustees’ fees and expenses	62,093
Shareholder reporting	18,327
Insurance	7,596
Miscellaneous	30,076
Total expenses	6,930,994
Less management fee waiver	(99,954)
Net expenses	6,831,040
Net Investment Income	24,357,263
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	5,561
Futures contracts	28,988,346
Swap contracts	15,898,178
Foreign currency transactions	(45,700)
Net realized gain (loss)	44,846,385
Net change in unrealized appreciation (depreciation) on:
Investments	16,910
Futures contracts	16,333,148
Swap contracts	2,800,642
Foreign currency transactions	14,463
Net change in unrealized appreciation (depreciation)	19,165,163
Net realized and unrealized gain (loss)	64,011,548
Net Increase (Decrease) in Net Assets From Operations	$88,368,811
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-226

Brighthouse Funds Trust I
Invesco Balanced-Risk Allocation Portfolio
Consolidated§ Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$24,357,263	$46,279,694
Net realized gain (loss)	44,846,385	33,749,460
Net change in unrealized appreciation (depreciation)	19,165,163	(32,659,854)
Increase (decrease) in net assets from operations	88,368,811	47,369,300
From Distributions to Shareholders
Class B	(42,291,465)	(16,204,335)
Total distributions	(42,291,465)	(16,204,335)
Increase (decrease) in net assets from capital share transactions	(66,157,574)	(417,590,589)
Total increase (decrease) in net assets	(20,080,228)	(386,425,624)
Net Assets
Beginning of period	732,802,712	1,119,228,336
End of period	$712,722,484	$732,802,712

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class B
Sales	1,368,056	$11,386,641	2,234,361	$18,616,871
Reinvestments	5,260,132	42,291,465	1,945,298	16,204,335
Redemptions	(14,204,929)	(119,835,680)	(54,134,377)	(452,411,795)
Net increase (decrease)	(7,576,741)	$(66,157,574)	(49,954,718)	$(417,590,589)
Increase (decrease) derived from capital shares transactions		$(66,157,574)		$(417,590,589)
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-227

Brighthouse Funds Trust I
Invesco Balanced-Risk Allocation Portfolio
Consolidated§ Financial Highlights
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.29	$8.09	$7.86	$10.23	$9.91
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29	0.36	0.34	0.06	(0.08)
Net realized and unrealized gain (loss)	0.75	(0.04) (b)	0.16	(1.28)	1.03
Total income (loss) from investment operations	1.04	0.32	0.50	(1.22)	0.95
Less Distributions
Distributions from net investment income	(0.51)	(0.12)	(0.27)	(0.59)	(0.32)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.56)	(0.31)
Total distributions	(0.51)	(0.12)	(0.27)	(1.15)	(0.63)
Net Asset Value, End of Period	$8.82	$8.29	$8.09	$7.86	$10.23
Total Return (%) (c)	13.14	4.00	6.44	(12.41)	9.69
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.94	0.94	0.92	0.92
Net ratio of expenses to average net assets (%) (d) (e)	0.95	0.93	0.92	0.90	0.90
Ratio of net investment income (loss) to average net assets (%)	3.40	4.37	4.22	0.62	(0.80)
Portfolio turnover rate (%)	8	80	23	132	57
Net assets, end of period (in millions)	$712.7	$732.8	$1,119.2	$1,181.8	$1,398.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net realized and unrealized gain (loss) does not directly correlate to the amounts reported in the Consolidated Statement of Operations due to the timing of shareholder activity in the Portfolio.
(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2025 through 2021 (see Note 6 of the Notes to
Financial Statements).

§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-228

Brighthouse Funds Trust I
Invesco Comstock Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—97.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 1.4%
Textron, Inc.	293,361	$25,572,278
Air Freight & Logistics — 2.1%
FedEx Corp.	135,232	39,063,115
Banks — 14.3%
Bank of America Corp.	1,306,841	71,876,255
Citigroup, Inc.	284,904	33,245,448
Citizens Financial Group, Inc.	529,600	30,933,936
Fifth Third Bancorp (a)	605,402	28,338,868
Huntington Bancshares, Inc.	1,875,451	32,539,075
M&T Bank Corp. (a)	116,125	23,396,865
Wells Fargo & Co.	537,128	50,060,329
		270,390,776
Beverages — 2.0%
Anheuser-Busch InBev SA (a)	278,482	17,867,517
Coca-Cola Co.	283,726	19,835,285
		37,702,802
Biotechnology — 0.6%
Regeneron Pharmaceuticals, Inc.	13,953	10,769,902
Broadline Retail — 1.3%
eBay, Inc.	280,152	24,401,239
Building Products — 1.5%
Johnson Controls International PLC	241,822	28,958,184
Capital Markets — 2.9%
Goldman Sachs Group, Inc.	13,386	11,766,294
State Street Corp.	337,356	43,522,298
		55,288,592
Chemicals — 1.9%
Corteva, Inc.	160,679	10,770,314
International Flavors & Fragrances, Inc. (a)	367,898	24,792,646
		35,562,960
Communications Equipment — 3.2%
Cisco Systems, Inc.	660,484	50,877,083
F5, Inc. (b)	34,893	8,906,787
		59,783,870
Consumer Finance — 0.4%
Capital One Financial Corp.	35,358	8,569,365
Consumer Staples Distribution & Retail — 1.5%
Sysco Corp.	390,838	28,800,852
Containers & Packaging — 0.9%
International Paper Co. (a)	415,600	16,370,484
Electric Utilities — 0.8%
Evergy, Inc. (a)	211,526	15,333,520
Security Description	Shares	Value
Electrical Equipment — 2.4%
Eaton Corp. PLC	64,254	$20,465,542
Emerson Electric Co.	185,735	24,650,749
		45,116,291
Energy Equipment & Services — 0.6%
Tenaris SA (a)	556,537	10,735,695
Entertainment — 1.4%
Universal Music Group NV	350,502	9,157,042
Walt Disney Co.	156,650	17,822,070
		26,979,112
Health Care Equipment & Supplies — 2.7%
Becton Dickinson & Co.	92,804	18,010,472
GE HealthCare Technologies, Inc.	161,290	13,229,006
Medtronic PLC	211,675	20,333,501
		51,572,979
Health Care Providers & Services — 6.7%
CVS Health Corp.	640,535	50,832,858
Elevance Health, Inc.	90,197	31,618,558
Henry Schein, Inc. (a) (b)	193,457	14,621,480
Humana, Inc.	42,938	10,997,710
UnitedHealth Group, Inc.	53,868	17,782,365
		125,852,971
Hotels, Restaurants & Leisure — 3.2%
Domino's Pizza, Inc.	43,644	18,191,692
Restaurant Brands International, Inc. (a)	322,544	22,009,742
Starbucks Corp.	245,560	20,678,607
		60,880,041
Household Products — 3.2%
Clorox Co.	186,259	18,780,495
Kimberly-Clark Corp.	113,172	11,417,923
Reckitt Benckiser Group PLC	368,966	29,871,926
		60,070,344
Insurance — 2.1%
Allstate Corp. (a)	66,206	13,780,779
American International Group, Inc.	306,441	26,216,027
		39,996,806
Interactive Media & Services — 5.1%
Alphabet, Inc. - Class A	216,922	67,896,586
Meta Platforms, Inc. - Class A	42,689	28,178,582
		96,075,168
IT Services — 2.4%
Cognizant Technology Solutions Corp. - Class A	407,096	33,788,968
DXC Technology Co. (a) (b)	780,658	11,436,640
		45,225,608
Life Sciences Tools & Services — 1.4%
ICON PLC (a) (b)	90,103	16,418,569
See accompanying notes to financial statements.
BHFTI-229

Brighthouse Funds Trust I
Invesco Comstock Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Life Sciences Tools & Services—(Continued)
IQVIA Holdings, Inc. (b)	41,861	$9,435,888
		25,854,457
Machinery — 2.4%
Caterpillar, Inc.	41,950	24,031,897
Westinghouse Air Brake Technologies Corp.	104,096	22,219,291
		46,251,188
Media — 1.8%
Charter Communications, Inc. - Class A (a) (b)	95,964	20,032,485
Comcast Corp. - Class A	455,941	13,628,076
		33,660,561
Multi-Utilities — 3.1%
Dominion Energy, Inc. (a)	400,768	23,480,997
Sempra	387,589	34,220,233
		57,701,230
Oil, Gas & Consumable Fuels — 6.5%
Chevron Corp.	291,450	44,419,894
ConocoPhillips	249,285	23,335,569
EQT Corp.	183,122	9,815,339
Exxon Mobil Corp.	149,401	17,978,916
Suncor Energy, Inc.	589,696	26,158,915
		121,708,633
Pharmaceuticals — 6.8%
AstraZeneca PLC	153,580	28,288,201
Bristol-Myers Squibb Co.	281,339	15,175,426
Johnson & Johnson	137,938	28,546,269
Merck & Co., Inc.	285,823	30,085,729
Sanofi SA (ADR) (a)	539,955	26,166,219
		128,261,844
Professional Services — 0.9%
TransUnion	197,898	16,969,753
Semiconductors & Semiconductor Equipment — 3.6%
Intel Corp. (b)	605,265	22,334,279
NXP Semiconductors NV	144,256	31,312,207
QUALCOMM, Inc.	80,958	13,847,866
		67,494,352
Software — 2.9%
Microsoft Corp.	114,638	55,441,230
Specialized REITs — 0.8%
SBA Communications Corp.	74,499	14,410,342
Textiles, Apparel & Luxury Goods — 1.2%
NIKE, Inc. - Class B	364,971	23,252,302
Security Description	Shares/ Principal Amount*	Value
Tobacco — 1.7%
Philip Morris International, Inc.	196,772	$31,562,229
Total Common Stocks (Cost $1,318,159,314)		1,841,641,075

Short-Term Investments—2.3%
Repurchase Agreement—2.3%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $44,543,588; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $45,428,347	44,537,403	44,537,403
Total Short-Term Investments (Cost $44,537,403)		44,537,403

Securities Lending Reinvestments (c)—1.9%
Short-Term Investment Funds—0.8%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (d)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 3.710%	6,000,000	6,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (d)	5,000,000	5,000,000
		16,000,000

Repurchase Agreements—1.0%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $4,600,963; collateralized by various Common Stock with an aggregate market value of $5,122,908	4,600,000	4,600,000
Barclays Capital, Inc.
Repurchase Agreement dated 12/31/25 at 3.820%, due on 01/02/26 with a maturity value of $5,001,061; collateralized by U.S. Treasury Obligations with rates ranging from 4.250% - 4.375%, maturity dates ranging from 06/30/31 - 05/15/34, and an aggregate market value of $5,100,004	5,000,000	5,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $2,301,731; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $2,347,765	2,301,241	2,301,241
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $4,000,869; collateralized by various Common Stock with an aggregate market value of $4,444,935	4,000,000	4,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $200,041; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $204,000	200,000	200,000
See accompanying notes to financial statements.
BHFTI-230

Brighthouse Funds Trust I
Invesco Comstock Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (c)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Virtu Americas LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/07/26 with a maturity value of $2,001,552; collateralized by various Common Stock with an aggregate market value of $2,222,528	2,000,000	$2,000,000
		18,101,241
Time Deposits—0.1%
Banco Santander SA
3.620%, 01/02/26	1,000,000	1,000,000
First Abu Dhabi Bank USA NV
3.590%, 01/02/26	1,000,000	1,000,000
		2,000,000
Total Securities Lending Reinvestments (Cost $36,101,241)		36,101,241
Total Investments—101.9% (Cost $1,398,797,958)		1,922,279,719
Other assets and liabilities (net)—(1.9)%		(36,669,363)
Net Assets—100.0%		$1,885,610,356

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $101,015,903 and the collateral received consisted of cash in the amount of $36,101,241 and non-cash collateral with a value of $70,422,954. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$348,655,870	$0	$627,798,469
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(36,101,241)	$—	$—	$—	$(36,101,241)
Gross amount of recognized liabilities for securities lending transactions					$(36,101,241)
Investments in Derivative Instruments
Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	823,182	GSI	01/21/26	USD	598,194	$2,072
CAD	1,151,400	GSI	01/21/26	USD	826,797	12,805
CAD	815,161	JPMC	01/21/26	USD	593,884	532
See accompanying notes to financial statements.
BHFTI-231

Brighthouse Funds Trust I
Invesco Comstock Portfolio
Schedule of Investments as of December 31, 2025
Forward Foreign Currency Exchange Contracts — (Continued)
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	676,305	JPMC	01/21/26	USD	491,239	$1,924
CAD	1,021,929	JPMC	01/21/26	USD	734,269	10,923
EUR	647,581	GSI	01/21/26	USD	757,705	3,909
EUR	748,191	RBC	01/21/26	USD	874,082	5,859
GBP	482,345	CIBC	01/21/26	USD	643,479	6,685

Contracts to Deliver
CAD	37,270,487	RBC	01/21/26	USD	26,692,436	(485,251)
EUR	28,519,784	GSI	01/21/26	USD	33,192,694	(349,168)
GBP	21,837,346	JPMC	01/21/26	USD	28,847,173	(587,937)
Net Unrealized Depreciation						$(1,377,647)
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$44,709	Unrealized depreciation on forward foreign currency exchange contracts	$1,422,356
The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2025.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Canadian Imperial Bank of Commerce	$6,685	$—	$—	$6,685
Goldman Sachs International	18,786	(18,786)	—	—
JPMorgan Chase Bank NA	13,379	(13,379)	—	—
Royal Bank of Canada	5,859	(5,859)	—	—
	$44,709	$(38,024)	$—	$6,685
The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2025.
Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Goldman Sachs International	$349,168	$(18,786)	$—	$330,382
JPMorgan Chase Bank NA	587,937	(13,379)	—	574,558
Royal Bank of Canada	485,251	(5,859)	—	479,392
	$1,422,356	$(38,024)	$—	$1,384,332

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
See accompanying notes to financial statements.
BHFTI-232

Brighthouse Funds Trust I
Invesco Comstock Portfolio
Schedule of Investments as of December 31, 2025
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(3,610,321)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(2,687,511)
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$107,968,199

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$25,572,278	$—	$—	$25,572,278
Air Freight & Logistics	39,063,115	—	—	39,063,115
Banks	270,390,776	—	—	270,390,776
Beverages	19,835,285	17,867,517	—	37,702,802
Biotechnology	10,769,902	—	—	10,769,902
Broadline Retail	24,401,239	—	—	24,401,239
Building Products	28,958,184	—	—	28,958,184
Capital Markets	55,288,592	—	—	55,288,592
Chemicals	35,562,960	—	—	35,562,960
Communications Equipment	59,783,870	—	—	59,783,870
Consumer Finance	8,569,365	—	—	8,569,365
Consumer Staples Distribution & Retail	28,800,852	—	—	28,800,852
Containers & Packaging	16,370,484	—	—	16,370,484
Electric Utilities	15,333,520	—	—	15,333,520
Electrical Equipment	45,116,291	—	—	45,116,291
Energy Equipment & Services	—	10,735,695	—	10,735,695
Entertainment	17,822,070	9,157,042	—	26,979,112
Health Care Equipment & Supplies	51,572,979	—	—	51,572,979
Health Care Providers & Services	125,852,971	—	—	125,852,971
Hotels, Restaurants & Leisure	60,880,041	—	—	60,880,041
Household Products	30,198,418	29,871,926	—	60,070,344
Insurance	39,996,806	—	—	39,996,806
Interactive Media & Services	96,075,168	—	—	96,075,168
IT Services	45,225,608	—	—	45,225,608
Life Sciences Tools & Services	25,854,457	—	—	25,854,457
Machinery	46,251,188	—	—	46,251,188
Media	33,660,561	—	—	33,660,561
Multi-Utilities	57,701,230	—	—	57,701,230
Oil, Gas & Consumable Fuels	121,708,633	—	—	121,708,633
Pharmaceuticals	99,973,643	28,288,201	—	128,261,844
Professional Services	16,969,753	—	—	16,969,753
Semiconductors & Semiconductor Equipment	67,494,352	—	—	67,494,352
Software	55,441,230	—	—	55,441,230
Specialized REITs	14,410,342	—	—	14,410,342
Textiles, Apparel & Luxury Goods	23,252,302	—	—	23,252,302
See accompanying notes to financial statements.
BHFTI-233

Brighthouse Funds Trust I
Invesco Comstock Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Tobacco	$31,562,229	$—	$—	$31,562,229
Total Common Stocks	1,745,720,694	95,920,381	—	1,841,641,075
Total Short-Term Investments*	—	44,537,403	—	44,537,403
Securities Lending Reinvestments
Short-Term Investment Funds	16,000,000	—	—	16,000,000
Repurchase Agreements	—	18,101,241	—	18,101,241
Time Deposits	—	2,000,000	—	2,000,000
Total Securities Lending Reinvestments	16,000,000	20,101,241	—	36,101,241
Total Investments	$1,761,720,694	$160,559,025	$—	$1,922,279,719
Collateral for Securities Loaned (Liability)	$—	$(36,101,241)	$—	$(36,101,241)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$44,709	$—	$44,709
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,422,356)	—	(1,422,356)
Total Forward Contracts	$—	$(1,377,647)	$—	$(1,377,647)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-234

Brighthouse Funds Trust I
Invesco Comstock Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$1,922,279,719
Cash	43,130
Cash denominated in foreign currencies (c)	45
Unrealized appreciation on forward foreign currency exchange contracts	44,709
Receivable for:
Fund shares sold	493,717
Dividends and interest	2,868,356
Prepaid expenses	6,642
Total Assets	1,925,736,318
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,422,356
Collateral for securities loaned	36,101,241
Payable for:
Fund shares redeemed	929,609
Accrued Expenses:
Management fees	865,151
Distribution and service fees	184,063
Deferred trustees’ fees	250,955
Other expenses	372,587
Total Liabilities	40,125,962
Net Assets	$1,885,610,356
Net Assets Consist of:
Paid in surplus	$1,136,446,981
Distributable earnings (Accumulated losses)	749,163,375
Net Assets	$1,885,610,356
Net Assets
Class A	$1,023,373,685
Class B	862,236,671
Capital Shares Outstanding*
Class A	77,470,717
Class B	65,992,468
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.21
Class B	13.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,398,797,958.
(b)	Includes securities loaned at value of $101,015,903.
(c)	Identified cost of cash denominated in foreign currencies was $45.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$42,369,170
Interest	1,593,384
Securities lending income	124,899
Total investment income	44,087,453
Expenses
Management fees	10,816,173
Administration fees	93,290
Custodian and accounting fees	84,309
Distribution and service fees—Class B	2,106,866
Audit and tax services	54,489
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	63,832
Insurance	16,273
Miscellaneous	23,266
Total expenses	13,369,083
Less management fee waiver	(772,583)
Less broker commission recapture	(805)
Net expenses	12,595,695
Net Investment Income	31,491,758
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	212,819,903
Foreign currency transactions	38,509
Forward foreign currency transactions	(3,610,321)
Net realized gain (loss)	209,248,091
Net change in unrealized appreciation (depreciation) on:
Investments	66,040,384
Foreign currency transactions	10,869
Forward foreign currency transactions	(2,687,511)
Net change in unrealized appreciation (depreciation)	63,363,742
Net realized and unrealized gain (loss)	272,611,833
Net Increase (Decrease) in Net Assets From Operations	$304,103,591

(a)	Net of foreign withholding taxes of $667,026.
See accompanying notes to financial statements.
BHFTI-235

Brighthouse Funds Trust I
Invesco Comstock Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$31,491,758	$33,263,929
Net realized gain (loss)	209,248,091	229,744,046
Net change in unrealized appreciation (depreciation)	63,363,742	8,272,884
Increase (decrease) in net assets from operations	304,103,591	271,280,859
From Distributions to Shareholders
Class A	(147,888,995)	(110,440,347)
Class B	(118,498,551)	(89,455,234)
Total distributions	(266,387,546)	(199,895,581)
Increase (decrease) in net assets from capital share transactions	(32,888,136)	(96,982,626)
Total increase (decrease) in net assets	4,827,909	(25,597,348)
Net Assets
Beginning of period	1,880,782,447	1,906,379,795
End of period	$1,885,610,356	$1,880,782,447

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	155,431	$2,021,408	952,034	$13,106,828
Reinvestments	12,501,183	147,888,995	9,000,843	110,440,347
Redemptions	(14,157,222)	(182,381,001)	(13,195,819)	(176,140,248)
Net increase (decrease)	(1,500,608)	$(32,470,598)	(3,242,942)	$(52,593,073)
Class B
Sales	3,099,283	$39,495,052	2,199,081	$28,447,414
Reinvestments	10,110,798	118,498,551	7,350,471	89,455,234
Redemptions	(12,389,963)	(158,411,141)	(12,426,028)	(162,292,201)
Net increase (decrease)	820,118	$(417,538)	(2,876,476)	$(44,389,553)
Increase (decrease) derived from capital shares transactions		$(32,888,136)		$(96,982,626)
See accompanying notes to financial statements.
BHFTI-236

Brighthouse Funds Trust I
Invesco Comstock Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$13.11	$12.74	$14.09	$16.79	$12.84
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.24	0.25	0.28	0.26
Net realized and unrealized gain (loss)	1.84	1.58	1.23	(0.30)	4.02
Total income (loss) from investment operations	2.07	1.82	1.48	(0.02)	4.28
Less Distributions
Distributions from net investment income	(0.29)	(0.25)	(0.32)	(0.35)	(0.33)
Distributions from net realized capital gains	(1.68)	(1.20)	(2.51)	(2.33)	0.00
Total distributions	(1.97)	(1.45)	(2.83)	(2.68)	(0.33)
Net Asset Value, End of Period	$13.21	$13.11	$12.74	$14.09	$16.79
Total Return (%) (b)	17.54	15.06	12.52	0.88	33.47
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.60	0.59	0.59
Net ratio of expenses to average net assets (%) (c) (d)	0.56	0.56	0.57	0.57	0.56
Ratio of net investment income (loss) to average net assets (%)	1.80	1.83	1.93	1.87	1.71
Portfolio turnover rate (%)	19	20	18	20	15
Net assets, end of period (in millions)	$1,023.4	$1,035.0	$1,047.2	$1,032.1	$1,384.6

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.98	$12.63	$13.99	$16.68	$12.76
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.21	0.21	0.25	0.22
Net realized and unrealized gain (loss)	1.83	1.56	1.22	(0.30)	4.00
Total income (loss) from investment operations	2.03	1.77	1.43	(0.05)	4.22
Less Distributions
Distributions from net investment income	(0.26)	(0.22)	(0.28)	(0.31)	(0.30)
Distributions from net realized capital gains	(1.68)	(1.20)	(2.51)	(2.33)	0.00
Total distributions	(1.94)	(1.42)	(2.79)	(2.64)	(0.30)
Net Asset Value, End of Period	$13.07	$12.98	$12.63	$13.99	$16.68
Total Return (%) (b)	17.31	14.73	12.21	0.64	33.18
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.85	0.84	0.84
Net ratio of expenses to average net assets (%) (c) (d)	0.81	0.81	0.82	0.82	0.81
Ratio of net investment income (loss) to average net assets (%)	1.55	1.58	1.68	1.64	1.47
Portfolio turnover rate (%)	19	20	18	20	15
Net assets, end of period (in millions)	$862.2	$845.8	$859.2	$862.0	$1,017.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2025 through 2021, respectively (see Note 6 of the Notes to Financial Statements).

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTI-237

Brighthouse Funds Trust I
Invesco Global Equity Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—99.3% of Net Assets

Security Description	Shares	Value

Brazil — 0.5%
MercadoLibre, Inc. (a)	2,938	$5,917,896
Canada — 2.4%
Shopify, Inc. - Class A (a)	168,073	27,054,711
China — 2.3%
JD.com, Inc. (ADR) (b)	505,613	14,511,093
Tencent Holdings Ltd.	143,700	11,011,334
		25,522,427
France — 5.8%
Airbus SE	144,797	33,586,143
EssilorLuxottica SA	31,364	9,916,482
LVMH Moet Hennessy Louis Vuitton SE	29,808	22,472,256
		65,974,881
Germany — 2.4%
Allianz SE	21,507	9,864,578
SAP SE	68,273	16,704,924
		26,569,502
India — 4.5%
DLF Ltd.	4,235,101	32,431,434
HDFC Bank Ltd.	626,692	6,936,852
ICICI Bank Ltd. (ADR)	379,491	11,308,832
		50,677,118
Italy — 1.2%
Brunello Cucinelli SpA (b)	93,115	10,715,018
Moncler SpA	37,579	2,415,239
		13,130,257
Japan — 1.9%
Capcom Co. Ltd. (b)	317,400	7,384,469
Hoya Corp.	41,500	6,285,967
Keyence Corp.	13,900	5,036,036
Nintendo Co. Ltd.	40,500	2,735,749
		21,442,221
Netherlands — 2.3%
Adyen NV (a)	9,105	14,608,721
ASML Holding NV	3,549	3,793,583
BE Semiconductor Industries NV	34,527	5,369,156
Universal Music Group NV	100,923	2,636,664
		26,408,124
Spain — 0.7%
Amadeus IT Group SA	109,501	8,031,758
Sweden — 1.2%
Assa Abloy AB - Class B	180,490	6,997,500
Atlas Copco AB - A Shares	336,815	6,034,297
		13,031,797
Security Description	Shares/ Principal Amount*	Value
Switzerland — 2.0%
Galderma Group AG	42,095	$8,544,583
Lonza Group AG	21,165	14,319,335
		22,863,918
Taiwan — 4.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,126,000	55,008,903
United States — 67.2%
Alphabet, Inc. - Class A	426,159	133,387,767
Amazon.com, Inc. (a)	132,614	30,609,963
Analog Devices, Inc.	109,593	29,721,622
ARM Holdings PLC (ADR) (a)	62,030	6,780,499
Berkshire Hathaway, Inc. - Class A (a)	3	2,264,400
Boston Scientific Corp. (a)	164,116	15,648,461
Broadcom, Inc.	103,014	35,653,145
Cadence Design Systems, Inc. (a)	18,239	5,701,147
Ecolab, Inc.	24,788	6,507,346
Eli Lilly & Co.	33,771	36,293,018
Equifax, Inc.	43,221	9,378,093
IDEXX Laboratories, Inc. (a)	8,681	5,872,957
Intuit, Inc.	47,451	31,432,491
Intuitive Surgical, Inc. (a)	31,473	17,825,048
IQVIA Holdings, Inc. (a)	21,631	4,875,844
Lam Research Corp.	231,344	39,601,466
Las Vegas Sands Corp.	34,426	2,240,788
Linde PLC	7,638	3,256,767
Marriott International, Inc. - Class A	40,758	12,644,762
Marvell Technology, Inc.	171,764	14,596,505
Mastercard, Inc. - Class A	18,862	10,767,939
Meta Platforms, Inc. - Class A	103,479	68,305,453
Microsoft Corp.	69,041	33,389,608
Netflix, Inc. (a)	123,020	11,534,355
NVIDIA Corp.	322,277	60,104,661
Phathom Pharmaceuticals, Inc. (a)	239,503	3,973,355
S&P Global, Inc.	85,170	44,508,990
ServiceNow, Inc. (a)	34,960	5,355,522
Spotify Technology SA (a)	15,445	8,969,066
Stryker Corp.	13,190	4,635,889
Thermo Fisher Scientific, Inc.	28,124	16,296,452
TJX Cos., Inc.	57,874	8,890,025
Visa, Inc. - Class A (b)	101,845	35,718,060
		756,741,464
Total Common Stocks (Cost $601,232,094)		1,118,374,977

Short-Term Investments—1.2%
Repurchase Agreement — 1.2%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26 with a maturity value of $13,286,262; collateralized by U.S. Treasury Note at 4.500%, maturing 05/15/27, with a market value of $13,550,119	13,284,417	13,284,417
Total Short-Term Investments (Cost $13,284,417)		13,284,417
See accompanying notes to financial statements.
BHFTI-238

Brighthouse Funds Trust I
Invesco Global Equity Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (c)—1.8%

Security Description	Shares/ Principal Amount*	Value

Short-Term Investment Funds — 1.7%
Allspring Government Money Market Fund, Select Class, 3.710% (d)	3,000,000	$3,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares, 3.640% (d)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 3.650% (d)	3,000,000	3,000,000
Fidelity Investments Money Market Government Portfolio, Class I, 3.670% (d)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 3.610% (d)	3,000,000	3,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 3.690% (d)	3,000,000	3,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.740% (d)	3,000,000	3,000,000
		19,000,000

Repurchase Agreements — 0.1%
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $448,894; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $457,872	448,799	448,799
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $26,862; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $27,394	26,857	26,857
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $1,000,208; collateralized by various Common Stock with an aggregate market value of $1,100,229	1,000,000	1,000,000
		1,475,656
Total Securities Lending Reinvestments (Cost $20,475,656)		20,475,656
Total Investments—102.3% (Cost $634,992,167)		1,152,135,050
Other assets and liabilities (net)—(2.3)%		(25,462,098)
Net Assets—100.0%		$1,126,672,952

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $55,973,429 and the collateral received consisted of cash in the amount of
$20,475,656 and non-cash collateral with a value of $37,360,285. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2025.

Ten Largest Industries as of December 31, 2025 (Unaudited)	% of Net Assets
Semiconductors & Semiconductor Equipment	22.2
Interactive Media & Services	18.9
Software	8.2
Financial Services	5.6
Health Care Equipment & Supplies	5.3
Broadline Retail	4.5
Pharmaceuticals	4.3
Capital Markets	4.0
Textiles, Apparel & Luxury Goods	3.2
Life Sciences Tools & Services	3.2
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$238,283,787	$0	$402,193,012
See accompanying notes to financial statements.
BHFTI-239

Brighthouse Funds Trust I
Invesco Global Equity Portfolio
Schedule of Investments as of December 31, 2025
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(20,475,656)	$—	$—	$—	$(20,475,656)
Gross amount of recognized liabilities for securities lending transactions					$(20,475,656)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$5,917,896	$—	$—	$5,917,896
Canada	27,054,711	—	—	27,054,711
China	14,511,093	11,011,334	—	25,522,427
France	—	65,974,881	—	65,974,881
Germany	—	26,569,502	—	26,569,502
India	11,308,832	39,368,286	—	50,677,118
Italy	—	13,130,257	—	13,130,257
Japan	—	21,442,221	—	21,442,221
Netherlands	—	26,408,124	—	26,408,124
Spain	—	8,031,758	—	8,031,758
Sweden	—	13,031,797	—	13,031,797
Switzerland	—	22,863,918	—	22,863,918
Taiwan	—	55,008,903	—	55,008,903
United States	756,741,464	—	—	756,741,464
Total Common Stocks	815,533,996	302,840,981	—	1,118,374,977
Total Short-Term Investments*	—	13,284,417	—	13,284,417
Securities Lending Reinvestments
Short-Term Investment Funds	19,000,000	—	—	19,000,000
Repurchase Agreements	—	1,475,656	—	1,475,656
Total Securities Lending Reinvestments	19,000,000	1,475,656	—	20,475,656
Total Investments	$834,533,996	$317,601,054	$—	$1,152,135,050
Collateral for Securities Loaned (Liability)	$—	$(20,475,656)	$—	$(20,475,656)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-240

Brighthouse Funds Trust I
Invesco Global Equity Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$1,152,135,050
Cash denominated in foreign currencies (c)	28
Receivable for:
Fund shares sold	34,026
Dividends and interest	600,321
Prepaid expenses	3,928
Total Assets	1,152,773,353
Liabilities
Collateral for securities loaned	20,475,656
Payable for:
Fund shares redeemed	691,787
Foreign taxes	3,759,975
Accrued Expenses:
Management fees	505,288
Distribution and service fees	64,361
Deferred trustees’ fees	265,892
Other expenses	337,442
Total Liabilities	26,100,401
Net Assets	$1,126,672,952
Net Assets Consist of:
Paid in surplus	$422,388,279
Distributable earnings (Accumulated losses) (d)	704,284,673
Net Assets	$1,126,672,952
Net Assets
Class A	$820,081,563
Class B	293,932,298
Class E	12,659,091
Capital Shares Outstanding*
Class A	32,735,824
Class B	11,942,945
Class E	510,195
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$25.05
Class B	24.61
Class E	24.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $634,992,167.
(b)	Includes securities loaned at value of $55,973,429.
(c)	Identified cost of cash denominated in foreign currencies was $28.
(d)	Includes foreign capital gains tax of $3,759,975.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$8,605,179
Interest	132,906
Securities lending income	139,803
Total investment income	8,877,888
Expenses
Management fees	7,356,723
Administration fees	63,481
Custodian and accounting fees	83,062
Distribution and service fees—Class B	728,586
Distribution and service fees—Class E	19,132
Audit and tax services	59,072
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	85,017
Insurance	9,698
Miscellaneous	35,783
Total expenses	8,551,139
Less management fee waiver	(1,535,331)
Net expenses	7,015,808
Net Investment Income	1,862,080
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	189,389,019
Foreign currency transactions	98,435
Net realized gain (loss)	189,487,454
Net change in unrealized appreciation (depreciation) on:
Investments (c)	(27,082,245)
Foreign currency transactions	34,007
Net change in unrealized appreciation (depreciation)	(27,048,238)
Net realized and unrealized gain (loss)	162,439,216
Net Increase (Decrease) in Net Assets From Operations	$164,301,296

(a)	Net of foreign withholding taxes of $758,704.
(b)	Net of foreign capital gains tax of $983,840.
(c)	Includes change in foreign capital gains tax of $1,963,090.
See accompanying notes to financial statements.
BHFTI-241

Brighthouse Funds Trust I
Invesco Global Equity Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$1,862,080	$2,442,496
Net realized gain (loss)	189,487,454	167,606,991
Net change in unrealized appreciation (depreciation)	(27,048,238)	7,437,799
Increase (decrease) in net assets from operations	164,301,296	177,487,286
From Distributions to Shareholders
Class A	(122,843,459)	(74,930,530)
Class B	(45,244,534)	(26,837,158)
Class E	(1,963,440)	(1,235,318)
Total distributions	(170,051,433)	(103,003,006)
Increase (decrease) in net assets from capital share transactions	12,845,779	(93,691,324)
Total increase (decrease) in net assets	7,095,642	(19,207,044)
Net Assets
Beginning of period	1,119,577,310	1,138,784,354
End of period	$1,126,672,952	$1,119,577,310

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	374,063	$9,264,164	368,753	$9,381,271
Reinvestments	5,359,662	122,843,459	2,981,716	74,930,530
Redemptions	(4,729,201)	(117,071,091)	(6,232,275)	(159,081,372)
Net increase (decrease)	1,004,524	$15,036,532	(2,881,806)	$(74,769,571)
Class B
Sales	488,662	$11,785,774	576,122	$14,403,289
Reinvestments	2,006,410	45,244,534	1,081,707	26,837,158
Redemptions	(2,422,828)	(58,739,004)	(2,349,025)	(59,272,653)
Net increase (decrease)	72,244	$(1,708,696)	(691,196)	$(18,032,206)
Class E
Sales	23,346	$582,133	19,350	$488,078
Reinvestments	86,419	1,963,440	49,532	1,235,318
Redemptions	(124,616)	(3,027,630)	(103,600)	(2,612,943)
Net increase (decrease)	(14,851)	$(482,057)	(34,718)	$(889,547)
Increase (decrease) derived from capital shares transactions		$12,845,779		$(93,691,324)
See accompanying notes to financial statements.
BHFTI-242

Brighthouse Funds Trust I
Invesco Global Equity Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$25.47	$23.94	$18.84	$32.65	$29.42
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06	0.07	0.07	0.09	(0.00) (b)
Net realized and unrealized gain (loss)	3.61	3.83	6.39	(10.41)	4.57
Total income (loss) from investment operations	3.67	3.90	6.46	(10.32)	4.57
Less Distributions
Distributions from net investment income	(0.04)	(0.07)	(0.08)	0.00	(0.04)
Distributions from net realized capital gains	(4.05)	(2.30)	(1.28)	(3.49)	(1.30)
Total distributions	(4.09)	(2.37)	(1.36)	(3.49)	(1.34)
Net Asset Value, End of Period	$25.05	$25.47	$23.94	$18.84	$32.65
Total Return (%) (c)	15.88	16.42	34.99	(31.70)	15.76
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.71	0.71	0.71	0.70
Net ratio of expenses to average net assets (%) (d) (e)	0.57	0.57	0.57	0.57	0.56
Ratio of net investment income (loss) to average net assets (%)	0.24	0.28	0.33	0.38	(0.00) (f)
Portfolio turnover rate (%)	21	10	6	19	7
Net assets, end of period (in millions)	$820.1	$808.2	$828.6	$730.5	$1,079.7

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$25.11	$23.63	$18.62	$32.39	$29.23
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00) (b)	0.01	0.02	0.03	(0.08)
Net realized and unrealized gain (loss)	3.55	3.78	6.30	(10.31)	4.54
Total income (loss) from investment operations	3.55	3.79	6.32	(10.28)	4.46
Less Distributions
Distributions from net investment income	0.00	(0.01)	(0.03)	0.00	0.00
Distributions from net realized capital gains	(4.05)	(2.30)	(1.28)	(3.49)	(1.30)
Total distributions	(4.05)	(2.31)	(1.31)	(3.49)	(1.30)
Net Asset Value, End of Period	$24.61	$25.11	$23.63	$18.62	$32.39
Total Return (%) (c)	15.60	16.15	34.58	(31.84)	15.47
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.96	0.96	0.95
Net ratio of expenses to average net assets (%) (d) (e)	0.82	0.82	0.82	0.82	0.81
Ratio of net investment income (loss) to average net assets (%)	(0.01)	0.03	0.08	0.14	(0.25)
Portfolio turnover rate (%)	21	10	6	19	7
Net assets, end of period (in millions)	$293.9	$298.1	$296.9	$256.4	$388.5
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTI-243

Brighthouse Funds Trust I
Invesco Global Equity Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$25.26	$23.76	$18.71	$32.50	$29.29
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02	0.03	0.04	0.05	(0.05)
Net realized and unrealized gain (loss)	3.58	3.81	6.33	(10.35)	4.56
Total income (loss) from investment operations	3.60	3.84	6.37	(10.30)	4.51
Less Distributions
Distributions from net investment income	0.00	(0.04)	(0.04)	0.00	0.00
Distributions from net realized capital gains	(4.05)	(2.30)	(1.28)	(3.49)	(1.30)
Total distributions	(4.05)	(2.34)	(1.32)	(3.49)	(1.30)
Net Asset Value, End of Period	$24.81	$25.26	$23.76	$18.71	$32.50
Total Return (%) (c)	15.71	16.26	34.73	(31.79)	15.61
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.86	0.86	0.86	0.85
Net ratio of expenses to average net assets (%) (d) (e)	0.72	0.72	0.72	0.72	0.71
Ratio of net investment income (loss) to average net assets (%)	0.09	0.13	0.18	0.23	(0.15)
Portfolio turnover rate (%)	21	10	6	19	7
Net assets, end of period (in millions)	$12.7	$13.3	$13.3	$12.5	$22.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2025 through 2021 (see Note 6 of the Notes to
Financial Statements).

(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
See accompanying notes to financial statements.
BHFTI-244

Brighthouse Funds Trust I
Invesco Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—99.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 6.3%
AeroVironment, Inc. (a) (b)	21,343	$5,162,658
BWX Technologies, Inc.	23,884	4,128,111
Carpenter Technology Corp.	49,061	15,446,365
Embraer SA (ADR)	99,892	6,430,048
Kratos Defense & Security Solutions, Inc. (b)	85,910	6,521,428
Rocket Lab Corp. (a) (b)	198,997	13,882,031
		51,570,641
Banks — 1.1%
Bancorp, Inc. (b)	138,501	9,351,588
Biotechnology — 9.7%
ADMA Biologics, Inc. (a) (b)	180,533	3,292,940
Ascendis Pharma AS (ADR) (b)	59,959	12,785,657
Bridgebio Pharma, Inc. (a) (b)	202,735	15,507,200
Halozyme Therapeutics, Inc. (b)	97,096	6,534,561
Insmed, Inc. (b)	56,112	9,765,733
Ionis Pharmaceuticals, Inc. (b)	76,854	6,079,920
Madrigal Pharmaceuticals, Inc. (b)	29,903	17,413,713
Protagonist Therapeutics, Inc. (b)	56,602	4,943,619
Soleno Therapeutics, Inc. (b)	58,174	2,693,456
		79,016,799
Broadline Retail — 1.4%
Ollie's Bargain Outlet Holdings, Inc. (b)	107,274	11,758,303
Building Products — 1.9%
Armstrong World Industries, Inc.	37,575	7,180,582
Modine Manufacturing Co. (b)	3,127	417,486
Zurn Elkay Water Solutions Corp. (a)	177,627	8,257,879
		15,855,947
Capital Markets — 5.3%
Bullish (a) (b)	110,500	4,184,635
Evercore, Inc. - Class A	32,648	11,108,482
Galaxy Digital, Inc. - Class A (a) (b)	168,352	3,764,351
Piper Sandler Cos.	45,278	15,381,389
StepStone Group, Inc. - Class A	144,728	9,287,196
		43,726,053
Chemicals — 0.8%
Element Solutions, Inc. (a)	247,689	6,189,748
Commercial Services & Supplies — 2.5%
Casella Waste Systems, Inc. - Class A (a) (b)	92,874	9,096,080
Clean Harbors, Inc. (b)	48,596	11,394,790
		20,490,870
Communications Equipment — 0.3%
Applied Optoelectronics, Inc. (a) (b)	60,358	2,104,080
Construction & Engineering — 2.5%
API Group Corp. (a) (b)	315,346	12,065,138
Construction Partners, Inc. - Class A (a) (b)	38,419	4,170,382
Sterling Infrastructure, Inc. (b)	12,881	3,944,549
		20,180,069
Security Description	Shares	Value
Electrical Equipment — 2.6%
Bloom Energy Corp. - Class A (b)	52,168	$4,532,877
Hammond Power Solutions, Inc. (a)	39,912	4,637,475
nVent Electric PLC	63,407	6,465,612
Regal Rexnord Corp. (a)	40,165	5,635,953
		21,271,917
Electronic Equipment, Instruments & Components — 9.6%
Advanced Energy Industries, Inc.	59,521	12,461,912
Fabrinet (b)	32,949	15,001,021
Mirion Technologies, Inc. (a) (b)	407,843	9,551,683
OSI Systems, Inc. (a) (b)	25,874	6,599,422
Sanmina Corp. (a) (b)	140,079	21,021,655
TTM Technologies, Inc. (b)	197,598	13,634,262
		78,269,955
Energy Equipment & Services — 1.1%
TechnipFMC PLC	194,966	8,687,685
Financial Services — 1.8%
Paymentus Holdings, Inc. - Class A (b)	133,891	4,229,617
PennyMac Financial Services, Inc.	76,903	10,138,891
		14,368,508
Food Products — 0.6%
Post Holdings, Inc. (b)	48,214	4,775,597
Health Care Equipment & Supplies — 1.8%
Glaukos Corp. (b)	73,300	8,276,303
TransMedics Group, Inc. (a) (b)	50,956	6,198,797
		14,475,100
Health Care Providers & Services — 8.9%
Alignment Healthcare, Inc. (b)	429,873	8,489,992
Billiontoone, Inc. - Class A (b)	31,079	2,543,505
BrightSpring Health Services, Inc. (b)	314,638	11,783,193
Encompass Health Corp.	101,508	10,774,059
GeneDx Holdings Corp. (b)	51,508	6,699,131
Guardant Health, Inc. (b)	193,070	19,720,170
HealthEquity, Inc. (b)	75,666	6,931,762
RadNet, Inc. (a) (b)	81,542	5,818,022
		72,759,834
Health Care Technology — 1.0%
HeartFlow, Inc. (a) (b)	84,037	2,449,679
Waystar Holding Corp. (b)	168,502	5,518,440
		7,968,119
Hotels, Restaurants & Leisure — 3.7%
Dutch Bros, Inc. - Class A (b)	38,235	2,340,747
Planet Fitness, Inc. - Class A (b)	65,211	7,073,437
Red Rock Resorts, Inc. - Class A	140,042	8,675,602
Travel & Leisure Co.	112,021	7,900,841
Wyndham Hotels & Resorts, Inc. (a)	54,927	4,150,284
		30,140,911
See accompanying notes to financial statements.
BHFTI-245

Brighthouse Funds Trust I
Invesco Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Household Durables — 0.6%
Cavco Industries, Inc. (b)	8,894	$5,254,042
Independent Power and Renewable Electricity Producers — 1.8%
Talen Energy Corp. (a) (b)	38,542	14,447,083
Insurance — 0.9%
Palomar Holdings, Inc. (b)	33,366	4,496,402
Root, Inc. - Class A (b)	35,736	2,581,211
		7,077,613
Interactive Media & Services — 0.8%
Cargurus, Inc. (b)	163,118	6,255,575
Life Sciences Tools & Services — 1.1%
Adaptive Biotechnologies Corp. (b)	134,721	2,187,869
BioLife Solutions, Inc. (b)	289,253	6,994,138
		9,182,007
Machinery — 9.6%
Atmus Filtration Technologies, Inc.	228,321	11,852,143
Enpro, Inc.	46,062	9,863,256
ESCO Technologies, Inc.	52,477	10,253,481
Federal Signal Corp.	78,641	8,539,626
Mueller Industries, Inc.	92,718	10,644,026
RBC Bearings, Inc. (b)	25,470	11,421,512
SPX Technologies, Inc. (b)	78,927	15,790,136
		78,364,180
Metals & Mining — 0.9%
MP Materials Corp. (a) (b)	142,426	7,195,362
Oil, Gas & Consumable Fuels — 0.8%
Antero Resources Corp. (b)	189,339	6,524,622
Pharmaceuticals — 1.8%
Axsome Therapeutics, Inc. (b)	81,393	14,865,617
Semiconductors & Semiconductor Equipment — 9.4%
Impinj, Inc. (a) (b)	76,499	13,311,591
Lattice Semiconductor Corp. (b)	162,366	11,946,890
MACOM Technology Solutions Holdings, Inc. (b)	109,510	18,756,873
MKS, Inc.	52,605	8,406,279
Nova Ltd. (b)	39,026	12,815,748
Rambus, Inc. (a) (b)	115,848	10,645,273
Rigetti Computing, Inc. (b)	29,817	660,447
SiTime Corp. (b)	1,127	398,045
		76,941,146
Software — 3.9%
Agilysys, Inc. (a) (b)	64,786	7,699,168
Cellebrite DI Ltd. (b)	368,909	6,651,429
D-Wave Quantum, Inc. (a) (b)	114,405	2,991,691
InterDigital, Inc. (a)	11,944	3,802,731
JFrog Ltd. (b)	125,501	7,838,792
Porch Group, Inc. (b)	348,262	3,179,632
		32,163,443
Security Description	Shares/ Principal Amount*	Value
Specialty Retail — 1.8%
Academy Sports & Outdoors, Inc.	74,194	$3,706,732
Boot Barn Holdings, Inc. (b)	61,547	10,861,199
		14,567,931
Technology Hardware, Storage & Peripherals — 0.1%
IonQ, Inc. (a) (b)	16,917	759,066
Textiles, Apparel & Luxury Goods — 1.3%
Kontoor Brands, Inc.	78,659	4,805,278
Steven Madden Ltd.	135,974	5,661,958
		10,467,236
Trading Companies & Distributors — 2.0%
Applied Industrial Technologies, Inc.	31,537	8,097,756
FTAI Aviation Ltd.	42,779	8,421,046
		16,518,802
Total Common Stocks (Cost $637,984,911)		813,545,449

Short-Term Investments—0.5%
Repurchase Agreement—0.5%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $3,750,658; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $3,825,269	3,750,137	3,750,137
Total Short-Term Investments (Cost $3,750,137)		3,750,137

Securities Lending Reinvestments (c)—2.7%
Short-Term Investment Funds—1.8%
Allspring Government Money Market Fund, Select Class 3.710% (d)	1,000,000	1,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 3.640% (d)	3,000,000	3,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (d)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 3.670% (d)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (d)	3,000,000	3,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 3.690% (d)	3,000,000	3,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (d)	1,000,000	1,000,000
		15,000,000

Repurchase Agreements—0.9%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $1,000,209; collateralized by various Common Stock with an aggregate market value of $1,113,676	1,000,000	1,000,000
See accompanying notes to financial statements.
BHFTI-246

Brighthouse Funds Trust I
Invesco Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (c)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $3,250,593; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $3,315,605	3,249,902	$3,249,902
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 4.130%, due on 07/06/26 with a maturity value of $2,042,906; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.000%, maturity dates ranging from 01/15/26 - 06/30/26, and various Common Stock with an aggregate market value of $2,080,250	2,000,000	2,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.880%, due on 01/07/26 with a maturity value of $1,000,754; collateralized by various Common Stock with an aggregate market value of $1,112,186	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $41,170; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $41,985	41,162	41,162
		7,291,064
Total Securities Lending Reinvestments (Cost $22,291,064)		22,291,064
Total Investments—102.9% (Cost $664,026,112)		839,586,650
Other assets and liabilities (net)—(2.9)%		(23,330,184)
Net Assets—100.0%		$816,256,466

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $90,162,509 and the collateral received consisted of cash in the amount of
$22,291,064 and non-cash collateral with a value of $71,087,593. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$742,270,474	$0	$824,592,368
See accompanying notes to financial statements.
BHFTI-247

Brighthouse Funds Trust I
Invesco Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2025
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(22,291,064)	$—	$—	$—	$(22,291,064)
Gross amount of recognized liabilities for securities lending transactions					$(22,291,064)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$813,545,449	$—	$—	$813,545,449
Total Short-Term Investments*	—	3,750,137	—	3,750,137
Securities Lending Reinvestments
Short-Term Investment Funds	15,000,000	—	—	15,000,000
Repurchase Agreements	—	7,291,064	—	7,291,064
Total Securities Lending Reinvestments	15,000,000	7,291,064	—	22,291,064
Total Investments	$828,545,449	$11,041,201	$—	$839,586,650
Collateral for Securities Loaned (Liability)	$—	$(22,291,064)	$—	$(22,291,064)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-248

Brighthouse Funds Trust I
Invesco Small Cap Growth Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$839,586,650
Cash denominated in foreign currencies (c)	69
Receivable for:
Investments sold	65,451
Fund shares sold	49,499
Dividends and interest	59,810
Prepaid expenses	2,839
Total Assets	839,764,318
Liabilities
Collateral for securities loaned	22,291,064
Payable for:
Fund shares redeemed	164,937
Accrued Expenses:
Management fees	489,283
Distribution and service fees	88,850
Deferred trustees’ fees	250,487
Other expenses	223,231
Total Liabilities	23,507,852
Net Assets	$816,256,466
Net Assets Consist of:
Paid in surplus	$578,969,920
Distributable earnings (Accumulated losses)	237,286,546
Net Assets	$816,256,466
Net Assets
Class A	$404,198,533
Class B	399,936,386
Class E	12,121,547
Capital Shares Outstanding*
Class A	39,832,010
Class B	50,032,244
Class E	1,330,357
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.15
Class B	7.99
Class E	9.11

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $664,026,112.
(b)	Includes securities loaned at value of $90,162,509.
(c)	Identified cost of cash denominated in foreign currencies was $62.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$2,877,922
Interest	413,626
Securities lending income	224,736
Total investment income	3,516,284
Expenses
Management fees	7,073,505
Administration fees	52,903
Custodian and accounting fees	54,137
Distribution and service fees—Class B	1,013,265
Distribution and service fees—Class E	18,532
Audit and tax services	50,265
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	56,806
Insurance	7,199
Miscellaneous	17,340
Total expenses	8,454,537
Less management fee waiver	(807,272)
Less broker commission recapture	(61,489)
Net expenses	7,585,776
Net Investment Loss	(4,069,492)
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	71,807,679
Foreign currency transactions	5,695
Net realized gain (loss)	71,813,374
Net change in unrealized appreciation (depreciation) on:
Investments	(14,231,148)
Foreign currency transactions	11
Net change in unrealized appreciation (depreciation)	(14,231,137)
Net realized and unrealized gain (loss)	57,582,237
Net Increase (Decrease) in Net Assets From Operations	$53,512,745

(a)	Net of foreign withholding taxes of $14,434.
See accompanying notes to financial statements.
BHFTI-249

Brighthouse Funds Trust I
Invesco Small Cap Growth Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(4,069,492)	$(4,085,394)
Net realized gain (loss)	71,813,374	108,403,404
Net change in unrealized appreciation (depreciation)	(14,231,137)	41,700,350
Increase (decrease) in net assets from operations	53,512,745	146,018,360
Increase (decrease) in net assets from capital share transactions	(95,904,431)	(234,165,184)
Total increase (decrease) in net assets	(42,391,686)	(88,146,824)
Net Assets
Beginning of period	858,648,152	946,794,976
End of period	$816,256,466	$858,648,152

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	3,042,339	$26,452,738	599,808	$5,370,013
Redemptions	(7,158,688)	(70,290,706)	(18,172,711)	(167,060,205)
Net increase (decrease)	(4,116,349)	$(43,837,968)	(17,572,903)	$(161,690,192)
Class B
Sales	3,633,645	$25,016,773	1,842,192	$13,035,085
Redemptions	(9,815,653)	(74,853,103)	(11,677,208)	(83,675,857)
Net increase (decrease)	(6,182,008)	$(49,836,330)	(9,835,016)	$(70,640,772)
Class E
Sales	177,664	$1,494,768	145,535	$1,203,268
Redemptions	(441,183)	(3,724,901)	(381,184)	(3,037,488)
Net increase (decrease)	(263,519)	$(2,230,133)	(235,649)	$(1,834,220)
Increase (decrease) derived from capital shares transactions		$(95,904,431)		$(234,165,184)
See accompanying notes to financial statements.
BHFTI-250

Brighthouse Funds Trust I
Invesco Small Cap Growth Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.56	$8.20	$7.30	$17.05	$19.33
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.03)	(0.02)	(0.01)	(0.08)
Net realized and unrealized gain (loss)	0.62	1.39	0.92	(6.10)	1.37
Total income (loss) from investment operations	0.59	1.36	0.90	(6.11)	1.29
Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(3.64)	(3.57)
Distributions from return of capital	0.00	0.00	0.00	(0.00) (b)	0.00
Total distributions	0.00	0.00	0.00	(3.64)	(3.57)
Net Asset Value, End of Period	$10.15	$9.56	$8.20	$7.30	$17.05
Total Return (%) (c)	6.17	16.59	12.33	(35.04)	7.12
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.90	0.89	0.89	0.88
Net ratio of expenses to average net assets (%) (d) (e)	0.80	0.81	0.81	0.80	0.78
Ratio of net investment income (loss) to average net assets (%)	(0.37)	(0.33)	(0.21)	(0.11)	(0.44)
Portfolio turnover rate (%)	91	56	63	54	36
Net assets, end of period (in millions)	$404.2	$420.3	$504.5	$482.4	$655.2

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$7.55	$6.49	$5.79	$14.76	$17.22
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.04)	(0.03)	(0.03)	(0.11)
Net realized and unrealized gain (loss)	0.49	1.10	0.73	(5.30)	1.22
Total income (loss) from investment operations	0.44	1.06	0.70	(5.33)	1.11
Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(3.64)	(3.57)
Distributions from return of capital	0.00	0.00	0.00	(0.00) (b)	0.00
Total distributions	0.00	0.00	0.00	(3.64)	(3.57)
Net Asset Value, End of Period	$7.99	$7.55	$6.49	$5.79	$14.76
Total Return (%) (c)	5.83	16.33	12.09 (f)	(35.26) (f)	6.93
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.15	1.15	1.14	1.14	1.13
Net ratio of expenses to average net assets (%) (d) (e)	1.05	1.06	1.06	1.05	1.03
Ratio of net investment income (loss) to average net assets (%)	(0.62)	(0.57)	(0.46)	(0.36)	(0.68)
Portfolio turnover rate (%)	91	56	63	54	36
Net assets, end of period (in millions)	$399.9	$424.6	$428.8	$394.4	$574.9
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTI-251

Brighthouse Funds Trust I
Invesco Small Cap Growth Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.60	$7.39	$6.59	$15.97	$18.34
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	(0.04)	(0.02)	(0.02)	(0.10)
Net realized and unrealized gain (loss)	0.55	1.25	0.82	(5.72)	1.30
Total income (loss) from investment operations	0.51	1.21	0.80	(5.74)	1.20
Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(3.64)	(3.57)
Distributions from return of capital	0.00	0.00	0.00	(0.00) (b)	0.00
Total distributions	0.00	0.00	0.00	(3.64)	(3.57)
Net Asset Value, End of Period	$9.11	$8.60	$7.39	$6.59	$15.97
Total Return (%) (c)	5.93	16.37	12.14	(35.11)	7.01
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	1.05	1.04	1.04	1.03
Net ratio of expenses to average net assets (%) (d) (e)	0.95	0.96	0.96	0.95	0.93
Ratio of net investment income (loss) to average net assets (%)	(0.52)	(0.47)	(0.36)	(0.27)	(0.58)
Portfolio turnover rate (%)	91	56	63	54	36
Net assets, end of period (in millions)	$12.1	$13.7	$13.5	$13.0	$22.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2025 through 2021 (see Note 6 of the Notes to
Financial Statements).

(f)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.
BHFTI-252

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
U.S. Treasury & Government Agencies—30.6% of Net Assets

Security Description	Principal Amount*	Value

Federal Agencies — 0.2%
Tennessee Valley Authority
5.880%, 04/01/36	1,600,000	$1,786,980
Tennessee Valley Authority Generic STRIPS
Zero Coupon, 03/15/32 (a)	1,000,000	777,817
Tennessee Valley Authority Principal STRIPS
Zero Coupon, 06/15/35	750,000	487,307
		3,052,104
U.S. Treasury — 30.4%
U.S. Treasury Bonds
1.125%, 05/15/40	555,000	352,143
1.250%, 05/15/50 (b)	528,000	252,739
1.375%, 08/15/50	380,000	186,838
1.625%, 11/15/50	6,800,000	3,570,000
1.875%, 11/15/51	8,840,000	4,886,172
2.000%, 02/15/50	5,127,000	3,005,303
2.000%, 08/15/51	3,675,000	2,105,230
2.250%, 05/15/41	12,370,000	9,098,232
2.250%, 08/15/46	6,537,000	4,301,908
2.250%, 08/15/49	170,000	106,615
2.250%, 02/15/52	10,400,000	6,309,875
2.375%, 11/15/49	4,475,000	2,874,314
2.500%, 02/15/45	6,750,000	4,780,371
2.750%, 11/15/42 (b)	9,475,000	7,280,945
2.750%, 08/15/47	8,000,000	5,715,625
2.875%, 05/15/43	10,415,000	8,085,051
2.875%, 05/15/49	27,000	19,369
2.875%, 05/15/52	2,280,000	1,593,150
3.000%, 11/15/44	238,000	184,060
3.000%, 11/15/45	510,000	389,692
3.000%, 02/15/47	276,000	207,787
3.000%, 02/15/48	1,580,000	1,175,742
3.125%, 02/15/43	1,160,000	938,195
3.500%, 02/15/39 (b)	7,063,500	6,436,063
3.625%, 08/15/43	16,086,000	13,885,485
3.625%, 02/15/44	4,325,000	3,712,911
3.750%, 11/15/43	2,908,000	2,548,476
3.875%, 08/15/40	5,950,000	5,510,490
3.875%, 02/15/43	435,000	391,330
3.875%, 05/15/43	215,000	192,870
4.000%, 11/15/42	4,600,000	4,216,188
4.250%, 05/15/39	2,850,000	2,791,887
4.375%, 02/15/38 (b)	720,000	726,384
4.375%, 05/15/41	1,200,000	1,169,250
4.500%, 11/15/54	7,065,000	6,663,730
4.750%, 05/15/55 (b)	185,000	181,791
U.S. Treasury Notes
0.625%, 08/15/30	1,850,000	1,609,789
1.625%, 05/15/31	3,640,000	3,261,070
1.875%, 02/15/32	49,150,000	43,833,736
2.875%, 05/15/32	1,795,000	1,692,489
3.625%, 08/31/30	8,375,000	8,345,229
3.875%, 07/31/30	9,925,000	9,998,274
3.875%, 08/15/34	10,675,000	10,510,705
4.000%, 02/15/34	3,501,000	3,490,059
4.125%, 05/31/32	12,625,000	12,790,703
Security Description	Principal Amount*	Value
U.S. Treasury—(Continued)
U.S. Treasury Notes
4.250%, 11/15/34	13,705,000	$13,849,010
4.625%, 02/15/35	95,365,000	98,989,615
4.875%, 10/31/30 (b)	1,265,000	1,328,843
U.S. Treasury STRIPS Coupon
Zero Coupon, 02/15/30	6,300,000	5,397,706
Zero Coupon, 05/15/30	700,000	593,554
Zero Coupon, 08/15/30	3,925,000	3,291,814
Zero Coupon, 11/15/30	5,425,000	4,501,705
Zero Coupon, 02/15/31	12,775,000	10,479,692
Zero Coupon, 11/15/31	3,000,000	2,379,882
Zero Coupon, 02/15/32	12,900,000	10,113,121
Zero Coupon, 05/15/32	800,000	619,959
Zero Coupon, 08/15/33	400,000	291,853
Zero Coupon, 11/15/33	3,135,000	2,259,802
Zero Coupon, 02/15/34	2,000,000	1,424,287
Zero Coupon, 08/15/34	2,600,000	1,804,427
		368,703,535
Total U.S. Treasury & Government Agencies (Cost $409,485,942)		371,755,639

Agency Sponsored Mortgage-Backed Securities—28.7%
Agency Collateralized Mortgage Obligations — 3.9%
Federal Home Loan Mortgage Corp. REMICS
2.272%, -1x SOFR30A + 6.256%, 10/15/37 (a) (c)	1,040,659	92,485
2.302%, -1x SOFR30A + 6.286%, 11/15/36 (a) (c)	501,814	44,330
3.000%, 02/15/26	1,697	1,694
4.548%, SOFR30A + 0.564%, 08/15/42 (c)	1,327,678	1,313,388
4.778%, SOFR30A + 0.794%, 11/15/37 (c)	195,098	195,327
5.000%, 08/15/35	423,328	435,438
5.448%, SOFR30A + 1.464%, 03/15/38 (c)	600,000	623,081
6.000%, 07/15/35	1,085,662	1,162,062
6.000%, 03/15/36	776,127	826,872
6.500%, 05/15/28	24,451	24,782
6.500%, 03/15/37	195,087	210,525
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
3.000%, 10/25/62	2,744,815	2,317,905
3.250%, 11/25/61	2,043,472	1,781,985
3.500%, 05/25/57	2,726,914	2,551,634
3.500%, 06/25/57	2,528,940	2,362,684
3.500%, 07/25/58	2,473,257	2,218,107
3.500%, 10/25/58	1,345,094	1,137,849
3.500%, 05/25/64	3,166,781	2,780,386
4.000%, 11/25/57	1,983,302	1,886,701
Federal Home Loan Mortgage Corp. STRIPS
Zero Coupon, 09/15/43 (d)	277,628	215,974
3.000%, 01/15/43	844,855	780,843
Federal National Mortgage Association Benchmark REMICS
5.500%, 06/25/37	204,835	214,750
Federal National Mortgage Association Grantor Trust
2.898%, 06/25/27	3,890,000	3,831,132
Federal National Mortgage Association REMICS
Zero Coupon, 09/25/43 (d)	465,475	363,449
See accompanying notes to financial statements.
BHFTI-253

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Agency Collateralized Mortgage Obligations—(Continued)
Federal National Mortgage Association REMICS
Zero Coupon, 10/25/43 (d)	268,685	$203,057
Zero Coupon, 12/25/43 (d)	494,243	377,105
2.541%, -1x SOFR30A + 6.416%, 01/25/41 (a) (c)	1,231,004	137,866
3.500%, 02/25/43	990,698	943,951
3.500%, 11/25/57	1,725,727	1,681,615
4.489%, SOFR30A + 0.614%, 10/25/42 (c)	161,202	159,610
4.589%, SOFR30A + 0.714%, 10/25/43 (c)	621,953	618,260
4.589%, SOFR30A + 0.714%, 12/25/43 (c)	589,502	586,259
4.889%, SOFR30A + 1.014%, 03/25/38 (c)	63,052	63,579
4.989%, SOFR30A + 1.114%, 08/25/32 (c)	144,249	145,760
5.000%, 03/25/40	1,333,027	1,368,234
5.500%, 12/25/35	350,986	363,656
6.000%, 01/25/36	760,998	804,873
6.500%, 07/18/28	11,455	11,592
Government National Mortgage Association REMICS
1.650%, 02/20/63	18,756	17,979
1.650%, 04/20/63	49,856	47,741
4.348%, 1M TSFR + 0.614%, 09/20/37 (c)	65,281	64,968
4.387%, 1M TSFR + 0.514%, 02/20/62 (c)	19,419	19,258
4.411%, 04/20/43 (c)	762,957	737,730
4.414%, 1M TSFR + 0.414%, 08/20/60 (c)	45	45
4.414%, 1M TSFR + 0.414%, 11/20/62 (c)	134	134
4.454%, 1M TSFR + 0.454%, 12/20/62 (c)	198,631	198,111
4.524%, 1M TSFR + 0.524%, 03/20/63 (c)	44,080	44,023
4.534%, 1M TSFR + 0.534%, 02/20/63 (c)	310,562	310,205
4.584%, 1M TSFR + 0.584%, 03/20/63 (c)	187,411	187,372
4.584%, 1M TSFR + 0.584%, 07/20/64 (c)	169,103	169,080
4.584%, 1M TSFR + 0.584%, 09/20/64 (c)	233,355	233,327
4.594%, 1M TSFR + 0.594%, 04/20/63 (c)	227,416	227,451
4.614%, 1M TSFR + 0.614%, 01/20/63 (c)	10,480	10,451
4.614%, 1M TSFR + 0.614%, 04/20/63 (c)	489,762	489,842
4.614%, 1M TSFR + 0.614%, 06/20/64 (c)	1,223,984	1,224,261
4.614%, 1M TSFR + 0.614%, 07/20/64 (c)	465,984	466,087
4.664%, 1M TSFR + 0.664%, 04/20/62 (c)	64	64
4.714%, 1M TSFR + 0.714%, 04/20/64 (c)	2,113,391	2,116,755
4.764%, 1M TSFR + 0.764%, 07/20/63 (c)	34,131	34,210
4.764%, 1M TSFR + 0.764%, 01/20/64 (c)	44,506	44,620
4.764%, 1M TSFR + 0.764%, 02/20/64 (c)	192,125	192,564
4.764%, 1M TSFR + 0.764%, 03/20/64 (c)	88,007	88,249
4.804%, 1M TSFR + 0.804%, 02/20/64 (c)	253,017	253,867
4.814%, 1M TSFR + 0.814%, 09/20/63 (c)	67,362	67,522
4.864%, 1M TSFR + 0.864%, 09/20/63 (c)	15,924	16,014
4.875%, 11/20/42 (c)	2,500,329	2,556,535
5.000%, 12/20/33	263,224	262,697
5.000%, 06/16/39	10,336	10,328
5.000%, 07/20/39	623,534	642,482
5.000%, 10/20/39	646,185	677,855
5.077%, 06/20/40 (c)	812,500	834,126
5.114%, 1M TSFR + 1.114%, 12/20/66 (c)	282,908	284,804
5.500%, 07/16/33 (a)	237,757	1,357
		47,370,914
Agency Mortgage-Backed Securities — 24.8%
Federal Home Loan Mortgage Corp.
2.500%, 07/01/50	8,625,687	7,332,347
Security Description	Principal Amount*	Value

Agency Mortgage-Backed Securities—(Continued)
Federal Home Loan Mortgage Corp.
2.500%, 05/01/51	1,974,779	$1,692,618
2.500%, 01/01/52	3,669,401	3,141,324
3.000%, 09/01/50	3,063,227	2,790,345
3.000%, 02/01/52	2,484,511	2,199,103
3.500%, 03/01/32	200,618	197,864
3.500%, 12/01/32	660,613	648,112
3.500%, 01/01/33	1,062,471	1,039,964
3.500%, 03/01/33	1,118,411	1,094,795
3.500%, 04/01/33	1,759,756	1,726,997
3.500%, 05/01/33	380,081	371,637
3.500%, 06/01/43	649,410	617,499
3.700%, 06/01/34	3,221,862	3,053,582
3.750%, 08/01/32	3,500,000	3,370,319
4.000%, 09/01/32	146,135	145,158
4.000%, 11/01/32	383,862	381,383
4.000%, 12/01/32	310,531	308,035
4.000%, 01/01/33	21,870	21,789
4.000%, 02/01/33	72,667	72,095
4.000%, 08/01/42	740,299	725,087
4.000%, 08/01/43	1,291,549	1,264,045
4.000%, 01/01/46	915,820	890,481
4.000%, 07/01/48	1,123,897	1,087,832
4.000%, 05/01/52	490,896	468,557
5.000%, 02/01/34	63,904	64,513
5.000%, 08/01/39	424,731	436,880
6.000%, 12/01/54	967,482	995,245
6.481%, 1Y RFUCCT + 1.851%, 07/01/40 (c)	179,245	186,736
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk
8.124%, SOFR30A + 4.250%, 05/25/52 (144A) (c)	1,282,468	1,311,814
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.920%, 06/25/32	3,100,000	2,869,665
3.214%, 04/25/28 (c)	1,790,000	1,767,950
3.690%, 01/25/29	397,000	394,967
3.710%, 09/25/32 (c)	3,035,000	2,933,314
3.800%, 10/25/32 (c)	2,100,000	2,037,823
3.900%, 08/25/28 (c)	3,170,000	3,172,662
Federal National Mortgage Association
1.508%, 11/01/32 (c)	8,166,314	6,871,556
1.755%, 03/01/32 (c)	5,021,457	4,377,731
1.800%, 10/01/33	3,472,447	2,918,587
1.930%, 11/01/31	4,300,000	3,780,444
2.000%, 08/01/51	3,905,050	3,164,177
2.010%, 01/01/32	4,050,000	3,574,521
2.440%, 06/01/30	2,850,326	2,666,578
2.500%, 05/01/50	3,002,040	2,588,055
2.500%, 09/01/50	2,498,815	2,159,035
2.500%, 10/01/50	1,841,334	1,594,440
2.500%, 05/01/51	3,138,653	2,686,008
2.500%, 09/01/51	3,144,401	2,659,758
2.500%, 10/01/51	5,905,007	5,047,722
2.500%, 01/01/52	2,421,889	2,085,883
2.500%, 02/01/52	3,269,482	2,813,562
2.500%, 03/01/52	3,301,648	2,845,403
See accompanying notes to financial statements.
BHFTI-254

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Agency Mortgage-Backed Securities—(Continued)
Federal National Mortgage Association
2.500%, 05/01/52	3,973,871	$3,427,269
2.500%, 09/01/52	4,551,341	3,863,449
2.500%, 03/01/62	2,254,618	1,856,460
2.510%, 10/01/30	3,150,000	2,927,116
2.730%, 07/01/28	2,688,046	2,609,831
2.810%, 09/01/31	1,309,346	1,226,302
2.970%, 06/01/30	2,726,815	2,613,119
2.980%, 09/01/36	1,057,480	992,938
3.000%, 01/01/43	1,281,220	1,181,624
3.000%, 01/01/52	2,363,543	2,092,032
3.000%, 02/01/52	4,898,007	4,374,964
3.000%, 06/01/52	3,484,978	3,088,609
3.000%, 07/01/60	2,200,723	1,914,590
3.000%, 03/01/61	2,592,056	2,267,790
3.500%, 08/01/26	7,336	7,304
3.500%, 02/01/33	702,411	690,083
3.500%, 05/01/33	897,509	878,777
3.500%, 07/01/42	670,250	641,549
3.500%, 08/01/42	206,276	199,638
3.500%, 07/01/43	826,333	784,805
3.500%, 01/01/50	2,456,000	2,303,460
3.500%, 07/01/50	1,813,790	1,694,336
3.500%, 12/01/51	1,310,139	1,220,569
3.500%, 02/01/52	3,809,239	3,532,381
3.500%, 03/01/60	1,702,525	1,561,937
3.500%, 03/01/61	1,226,609	1,114,526
3.500%, 03/01/62	2,673,527	2,429,285
3.540%, 06/01/32	4,357,000	4,144,698
3.550%, 02/01/30	1,500,000	1,472,829
3.730%, 10/01/32	2,463,120	2,372,165
3.800%, 09/01/32	3,411,180	3,300,329
3.805%, 11/01/32	2,025,000	1,959,924
3.895%, 02/01/33	3,450,000	3,342,536
3.970%, 08/01/33	4,623,429	4,451,912
4.000%, 02/01/31	201,669	201,100
4.000%, 10/01/32	130,849	129,703
4.000%, 12/01/40	62,538	61,047
4.000%, 07/01/42	420,582	409,510
4.000%, 06/01/47	392,861	380,442
4.000%, 04/01/52	4,491,831	4,286,801
4.000%, 05/01/52	7,143,118	6,818,423
4.170%, 05/01/33	3,000,000	2,953,941
4.185%, 04/01/33	3,000,000	2,955,496
4.190%, 04/01/33	2,000,000	1,970,028
4.330%, 01/01/33	2,700,000	2,687,210
4.500%, 02/01/40	128,692	129,746
4.500%, 06/01/62	1,727,031	1,685,881
4.520%, 06/01/33	1,577,778	1,591,037
4.520%, 10/01/33	1,300,000	1,309,334
4.550%, 09/01/33	3,078,759	3,107,798
4.590%, 04/01/33	3,350,000	3,372,017
4.735%, 02/01/33	3,100,000	3,142,976
5.000%, 09/01/35	232,138	232,979
5.000%, 06/01/53	3,723,163	3,723,039
5.080%, 02/01/32	3,145,000	3,250,711
Security Description	Principal Amount*	Value

Agency Mortgage-Backed Securities—(Continued)
Federal National Mortgage Association
5.290%, 12/01/32	2,470,833	$2,564,844
5.500%, 01/01/58	1,562,430	1,633,689
6.000%, 07/01/28	23,187	23,788
6.000%, 12/01/39	90,590	95,813
Federal National Mortgage Association-ACES
1.200%, 10/25/30	800,257	771,429
1.707%, 11/25/31 (c)	7,400,000	6,413,676
1.822%, 10/25/30 (a) (c)	12,951,690	438,530
1.833%, 11/25/33 (a) (c)	5,207,084	318,750
1.928%, 01/25/32 (c)	5,000,000	4,419,039
2.478%, 12/25/26 (c)	537,055	530,264
2.488%, 05/25/26	880,009	874,068
3.019%, 04/25/29 (c)	1,212,888	1,185,181
3.061%, 05/25/27 (c)	1,961,262	1,942,324
3.064%, 06/25/27 (c)	1,612,002	1,594,040
3.067%, 03/25/28 (c)	1,273,950	1,255,627
3.074%, 02/25/30 (c)	861,204	832,102
3.354%, 07/25/28 (c)	3,612,397	3,583,276
3.759%, 08/25/32 (c)	2,600,000	2,526,041
FREMF Mortgage Trust
3.567%, 11/25/49 (144A) (c)	1,700,000	1,686,191
3.664%, 04/25/28 (144A) (c)	3,100,000	2,972,754
Government National Mortgage Association
2.500%, 10/20/51	2,099,953	1,812,326
3.000%, 02/20/51	1,406,158	1,264,090
3.500%, 01/20/51	2,134,121	1,917,117
3.500%, 02/20/52	2,455,095	2,247,843
4.000%, 01/20/52	2,540,088	2,410,417
4.000%, 02/20/52	3,016,981	2,851,503
4.000%, 08/20/52	5,465,103	5,198,760
4.500%, 11/20/49	1,465,237	1,427,878
5.000%, 05/20/52	2,640,864	2,617,090
5.346%, 1Y H15 + 1.709%, 03/20/72 (c)	2,976,623	3,118,064
5.366%, 1Y H15 + 1.733%, 04/20/72 (c)	2,790,343	2,918,553
5.388%, 1Y H15 + 1.744%, 10/20/71 (c)	3,177,627	3,320,936
5.391%, 1Y H15 + 1.756%, 11/20/71 (c)	3,461,338	3,624,661
5.417%, 1Y H15 + 1.774%, 12/20/71 (c)	2,934,097	3,075,299
5.426%, 1Y H15 + 1.781%, 09/20/71 (c)	2,980,938	3,125,014
5.456%, 1Y H15 + 1.820%, 08/20/71 (c)	2,897,718	3,040,146
5.500%, 07/20/53	2,426,041	2,475,127
5.625%, 1Y H15 + 1.500%, 04/20/41 (c)	83,840	85,558
		301,776,160
Total Agency Sponsored Mortgage-Backed Securities (Cost $362,457,279)		349,147,074

Corporate Bonds & Notes—25.3%
Aerospace/Defense — 0.5%
BAE Systems PLC
1.900%, 02/15/31 (144A)	720,000	638,639
3.000%, 09/15/50 (144A)	332,000	221,621
Boeing Co.
2.196%, 02/04/26	905,000	903,277
3.100%, 05/01/26	360,000	358,573
See accompanying notes to financial statements.
BHFTI-255

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
Boeing Co.
3.250%, 03/01/28	659,000	$646,790
5.040%, 05/01/27	335,000	338,430
5.705%, 05/01/40	550,000	561,428
6.298%, 05/01/29	580,000	615,640
6.388%, 05/01/31	330,000	358,114
6.528%, 05/01/34	540,000	597,434
RTX Corp.
2.820%, 09/01/51	1,260,000	785,808
4.350%, 04/15/47	133,000	112,707
4.500%, 06/01/42 (b)	550,000	497,179
		6,635,640
Agriculture — 0.2%
Altria Group, Inc.
2.450%, 02/04/32	485,000	428,877
BAT Capital Corp.
4.540%, 08/15/47	363,000	301,118
Bunge Ltd. Finance Corp.
4.650%, 09/17/34 (b)	730,000	716,260
5.150%, 08/04/35 (b)	235,000	238,714
Reynolds American, Inc.
7.000%, 08/04/41	570,000	596,236
		2,281,205
Airlines — 0.5%
Air Canada Pass-Through Trust
3.300%, 07/15/31 (144A)	328,499	313,936
3.550%, 07/15/31 (144A)	465,802	445,850
British Airways Pass-Through Trust
3.300%, 06/15/34 (144A)	405,503	382,893
3.800%, 03/20/33 (144A)	313,345	307,372
4.125%, 03/20/33 (144A)	422,736	409,760
Delta Air Lines Pass-Through Trust
2.000%, 12/10/29	277,849	265,362
United Airlines Pass-Through Trust
3.100%, 04/07/30	581,136	555,340
3.500%, 09/01/31	580,332	560,567
3.700%, 09/01/31	796,980	760,756
4.000%, 10/11/27	256,916	256,871
4.150%, 02/25/33	888,243	872,156
4.600%, 09/01/27	291,225	291,014
5.450%, 08/15/38	713,520	733,539
		6,155,416
Auto Manufacturers — 0.1%
Hyundai Capital America
1.800%, 01/10/28 (144A)	635,000	605,723
2.375%, 10/15/27 (144A)	400,000	388,081
Stellantis Finance U.S., Inc.
2.691%, 09/15/31 (144A) (b)	606,000	531,334
		1,525,138
Security Description	Principal Amount*	Value

Banks — 9.1%
ABN AMRO Bank NV
2.470%, 1Y H15 + 1.100%, 12/13/29 (144A) (c)	200,000	$190,611
AIB Group PLC
5.320%, SOFR + 1.650%, 05/15/31 (144A) (b) (c)	1,895,000	1,955,539
Banco Nacional de Panama
2.500%, 08/11/30 (144A)	950,000	841,586
Banco Santander SA
1.722%, 1Y H15 + 0.900%, 09/14/27 (c)	200,000	196,607
5.588%, 08/08/28 (b)	1,200,000	1,243,679
6.607%, 11/07/28	1,000,000	1,066,720
Bank of America Corp.
1.898%, SOFR + 1.530%, 07/23/31 (c)	445,000	399,721
2.572%, SOFR + 1.210%, 10/20/32 (c)	855,000	771,127
5.015%, SOFR + 2.160%, 07/22/33 (c)	1,400,000	1,427,513
Bank of Ireland Group PLC
2.029%, 1Y H15 + 1.100%, 09/30/27 (144A) (c)	655,000	644,679
5.601%, SOFR + 1.620%, 03/20/30 (144A) (c)	425,000	441,403
Bank of New York Mellon Corp.
6.474%, SOFR + 1.845%, 10/25/34 (b) (c)	620,000	693,597
Bank of Nova Scotia
4.850%, 02/01/30	297,000	303,948
Banque Federative du Credit Mutuel SA
5.790%, 07/13/28 (144A)	855,000	887,919
Barclays PLC
2.894%, 1Y H15 + 1.300%, 11/24/32 (c)	460,000	419,151
4.942%, SOFR + 1.560%, 09/10/30 (b) (c)	285,000	290,647
5.367%, SOFR + 1.230%, 02/25/31 (b) (c)	435,000	449,602
5.785%, SOFR + 1.590%, 02/25/36 (b) (c)	415,000	434,417
6.224%, SOFR + 2.980%, 05/09/34 (c)	200,000	215,061
6.496%, SOFR + 1.880%, 09/13/27 (c)	1,655,000	1,680,732
BNP Paribas SA
3.132%, SOFR + 1.561%, 01/20/33 (144A) (c)	586,000	534,473
5.176%, SOFR + 1.520%, 01/09/30 (144A) (c)	1,305,000	1,336,590
5.283%, SOFR + 1.280%, 11/19/30 (144A) (b) (c)	1,615,000	1,662,400
5.497%, SOFR + 1.590%, 05/20/30 (144A) (c)	1,279,000	1,323,075
5.786%, SOFR + 1.620%, 01/13/33 (144A) (c)	815,000	855,534
BPCE SA
2.277%, SOFR + 1.312%, 01/20/32 (144A) (c)	415,000	367,706
5.389%, SOFR + 1.581%, 05/28/31 (144A) (c)	910,000	934,089
5.936%, SOFR + 1.850%, 05/30/35 (144A) (c)	1,545,000	1,611,227
6.027%, SOFR + 1.956%, 05/28/36 (144A) (c)	1,175,000	1,232,210
6.293%, SOFR + 2.040%, 01/14/36 (144A) (c)	685,000	731,104
CaixaBank SA
5.581%, SOFR + 1.790%, 07/03/36 (144A) (c)	1,570,000	1,613,096
6.840%, SOFR + 2.770%, 09/13/34 (144A) (c)	330,000	368,041
Citigroup, Inc.
2.561%, SOFR + 1.167%, 05/01/32 (c)	915,000	830,387
3.057%, SOFR + 1.351%, 01/25/33 (c)	677,000	620,176
4.300%, 11/20/26	750,000	751,842
4.450%, 09/29/27	1,294,000	1,302,324
4.503%, SOFR + 1.171%, 09/11/31 (c)	520,000	521,609
4.542%, SOFR + 1.338%, 09/19/30 (c)	988,000	995,857
5.174%, SOFR + 1.488%, 09/11/36 (c)	485,000	489,533
5.449%, SOFR + 1.447%, 06/11/35 (c)	1,000,000	1,035,590
Cooperatieve Rabobank UA
3.750%, 07/21/26	513,000	511,819
See accompanying notes to financial statements.
BHFTI-256

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Banks—(Continued)
Cooperatieve Rabobank UA
4.990%, 1Y H15 + 0.920%, 05/27/31 (144A) (c)	850,000	$869,569
Credit Agricole SA
4.818%, SOFR + 1.360%, 09/25/33 (144A) (b) (c)	665,000	664,130
5.222%, SOFR + 1.460%, 05/27/31 (144A) (c)	380,000	390,115
5.230%, SOFR + 1.130%, 01/09/29 (144A) (b) (c)	713,000	728,049
5.862%, SOFR + 1.740%, 01/09/36 (144A) (c)	795,000	838,578
Danske Bank AS
4.613%, 1Y H15 + 1.100%, 10/02/30 (144A) (c)	440,000	443,662
5.019%, 1Y H15 + 0.930%, 03/04/31 (144A) (c)	660,000	674,025
5.705%, 1Y H15 + 1.400%, 03/01/30 (144A) (c)	920,000	955,881
Deutsche Bank AG
2.311%, SOFR + 1.219%, 11/16/27 (c)	312,000	306,942
3.035%, SOFR + 1.718%, 05/28/32 (c)	1,600,000	1,468,880
4.469%, SOFR + 1.100%, 12/10/31 (b) (c)	235,000	234,200
4.950%, SOFR + 1.300%, 08/04/31 (b) (c)	240,000	242,426
4.999%, SOFR + 1.700%, 09/11/30 (c)	150,000	152,303
5.297%, SOFR + 1.720%, 05/09/31 (c)	2,045,000	2,095,238
5.373%, SOFR + 1.210%, 01/10/29 (c)	405,000	413,291
5.403%, SOFR + 2.050%, 09/11/35 (c)	150,000	153,004
DNB Bank ASA
4.853%, SOFR + 1.050%, 11/05/30 (144A) (c)	590,000	601,628
Fifth Third Bancorp
8.250%, 03/01/38	200,000	245,578
Goldman Sachs Group, Inc.
1.948%, SOFR + 0.913%, 10/21/27 (c)	781,000	767,791
1.992%, SOFR + 1.090%, 01/27/32 (c)	950,000	843,952
2.640%, SOFR + 1.114%, 02/24/28 (c)	920,000	905,651
3.102%, SOFR + 1.410%, 02/24/33 (c)	1,307,000	1,204,042
4.411%, 3M TSFR + 1.692%, 04/23/39 (c)	445,000	411,126
4.939%, SOFR + 1.330%, 10/21/36 (c)	600,000	595,633
5.049%, SOFR + 1.210%, 07/23/30 (c)	745,000	763,337
5.218%, SOFR + 1.580%, 04/23/31 (c)	578,000	596,986
5.330%, SOFR + 1.550%, 07/23/35 (c)	1,570,000	1,613,109
6.484%, SOFR + 1.770%, 10/24/29 (c)	840,000	890,809
HSBC Holdings PLC
2.206%, SOFR + 1.285%, 08/17/29 (c)	630,000	599,177
2.357%, SOFR + 1.947%, 08/18/31 (c)	890,000	809,493
5.240%, SOFR + 1.570%, 05/13/31 (c)	430,000	443,019
5.286%, SOFR + 1.290%, 11/19/30 (c)	525,000	541,684
6.332%, SOFR + 2.650%, 03/09/44 (c)	370,000	405,261
6.500%, 09/15/37	930,000	1,005,382
Huntington Bancshares, Inc.
5.272%, SOFR + 1.276%, 01/15/31 (c)	450,000	463,028
ING Groep NV
1.726%, SOFR + 1.005%, 04/01/27 (c)	285,000	283,219
6.083%, SOFR + 1.560%, 09/11/27 (c)	240,000	243,196
KBC Group NV
4.454%, 1Y H15 + 0.850%, 09/23/31 (144A) (c)	1,376,000	1,372,477
4.932%, 1Y H15 + 1.070%, 10/16/30 (144A) (b) (c)	550,000	560,289
KeyCorp
4.789%, SOFR + 2.060%, 06/01/33 (c)	170,000	169,911
5.121%, SOFR + 1.227%, 04/04/31 (b) (c)	670,000	688,099
Lloyds Banking Group PLC
4.943%, 1Y H15 + 0.970%, 11/04/36 (c)	650,000	643,090
5.462%, 1Y H15 + 1.375%, 01/05/28 (c)	730,000	739,811
Security Description	Principal Amount*	Value

Banks—(Continued)
Lloyds Banking Group PLC
5.679%, 1Y H15 + 1.750%, 01/05/35 (b) (c)	795,000	$836,972
Macquarie Bank Ltd.
3.052%, 5Y H15 + 1.700%, 03/03/36 (144A) (c)	825,000	750,768
Mitsubishi UFJ Financial Group, Inc.
5.159%, 1Y H15 + 1.170%, 04/24/31 (b) (c)	200,000	206,121
5.188%, 1Y H15 + 0.930%, 09/12/36 (b) (c)	485,000	492,764
Mizuho Financial Group, Inc.
2.869%, 3M TSFR + 1.572%, 09/13/30 (c)	539,000	512,024
4.711%, 1Y H15 + 0.920%, 07/08/31 (c)	830,000	840,716
5.323%, 1Y H15 + 1.070%, 07/08/36 (b) (c)	1,690,000	1,736,073
Morgan Stanley
4.300%, 01/27/45	400,000	346,176
4.431%, 3M TSFR + 1.890%, 01/23/30 (c)	1,157,000	1,163,410
4.457%, 3M TSFR + 1.693%, 04/22/39 (c)	850,000	799,773
5.042%, SOFR + 1.215%, 07/19/30 (c)	465,000	476,758
5.164%, SOFR + 1.590%, 04/20/29 (c)	1,215,000	1,242,349
5.320%, SOFR + 1.555%, 07/19/35 (c)	625,000	643,376
5.449%, SOFR + 1.630%, 07/20/29 (c)	275,000	283,786
5.466%, SOFR + 1.730%, 01/18/35 (c)	448,000	465,685
NatWest Group PLC
4.892%, 05/18/29	290,000	294,878
5.076%, 01/27/30	565,000	577,487
5.115%, 1Y H15 + 1.050%, 05/23/31 (c)	945,000	970,045
5.778%, 1Y H15 + 1.500%, 03/01/35 (b) (c)	555,000	586,836
5.808%, 1Y H15 + 1.950%, 09/13/29 (c)	570,000	593,747
PNC Financial Services Group, Inc.
4.812%, SOFR + 1.259%, 10/21/32 (c)	600,000	610,605
5.068%, SOFR + 1.933%, 01/24/34 (c)	964,000	986,293
5.373%, SOFR + 1.417%, 07/21/36 (c)	780,000	802,218
Royal Bank of Canada
4.650%, SOFR + 1.080%, 10/18/30 (c)	950,000	963,245
Santander Holdings USA, Inc.
6.174%, SOFR + 2.500%, 01/09/30 (c)	900,000	938,000
Santander U.K. Group Holdings PLC
1.673%, SOFR + 0.989%, 06/14/27 (c)	680,000	672,399
4.858%, SOFR + 1.554%, 09/11/30 (c)	550,000	556,569
5.694%, SOFR + 1.524%, 04/15/31 (c)	505,000	526,496
6.534%, SOFR + 2.600%, 01/10/29 (c)	1,300,000	1,358,206
Skandinaviska Enskilda Banken AB
4.500%, 09/03/30 (144A)	560,000	562,339
Societe Generale SA
1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (c)	720,000	712,321
2.889%, 1Y H15 + 1.300%, 06/09/32 (144A) (c)	1,670,000	1,511,398
3.337%, 1Y H15 + 1.600%, 01/21/33 (144A) (c)	1,000,000	912,113
5.250%, 02/19/27 (144A)	705,000	713,012
5.512%, SOFR + 1.650%, 05/22/31 (144A) (c)	2,404,000	2,477,850
Standard Chartered PLC
5.005%, 1Y H15 + 1.150%, 10/15/30 (144A) (c)	355,000	362,431
5.688%, 1Y H15 + 1.050%, 05/14/28 (144A) (b) (c)	354,000	361,227
State Street Corp.
4.784%, SOFR + 1.215%, 10/23/36 (c)	355,000	353,153
Sumitomo Mitsui Financial Group, Inc.
3.040%, 07/16/29	1,020,000	979,904
5.240%, 04/15/30	1,000,000	1,037,097
5.710%, 01/13/30	960,000	1,011,291
See accompanying notes to financial statements.
BHFTI-257

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Banks—(Continued)
Toronto-Dominion Bank
5.298%, 01/30/32	635,000	$663,170
Truist Financial Corp.
4.964%, SOFR + 1.395%, 10/23/36 (c)	805,000	796,425
5.711%, SOFR + 1.922%, 01/24/35 (c)	480,000	504,922
7.161%, SOFR + 2.446%, 10/30/29 (c)	814,000	878,124
U.S. Bancorp
5.083%, SOFR + 1.296%, 05/15/31 (b) (c)	690,000	711,247
UBS Group AG
3.869%, 01/12/29 (144A)	905,000	899,893
4.398%, SOFR + 1.060%, 09/23/31 (144A) (c)	470,000	467,714
4.844%, SOFR + 1.290%, 11/06/33 (144A) (c)	1,115,000	1,116,070
5.010%, SOFR + 1.340%, 03/23/37 (144A) (c)	1,030,000	1,020,915
UniCredit SpA
1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (c)	345,000	341,819
Wells Fargo & Co.
4.897%, SOFR + 2.100%, 07/25/33 (c)	377,000	382,864
5.198%, SOFR + 1.500%, 01/23/30 (c)	1,060,000	1,091,641
5.211%, SOFR + 1.380%, 12/03/35 (b) (c)	580,000	592,488
5.389%, SOFR + 2.020%, 04/24/34 (c)	456,000	474,437
5.557%, SOFR + 1.990%, 07/25/34 (c)	425,000	445,576
5.574%, SOFR + 1.740%, 07/25/29 (c)	387,000	400,884
5.605%, SOFR + 1.740%, 04/23/36 (c)	4,552,000	4,771,005
		111,007,117
Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.700%, 02/01/36	1,103,000	1,091,799
Coca-Cola Femsa SAB de CV
1.850%, 09/01/32	515,000	434,969
Constellation Brands, Inc.
5.250%, 11/15/48	180,000	166,461
Molson Coors Beverage Co.
4.200%, 07/15/46	249,000	199,906
		1,893,135
Biotechnology — 0.2%
Amgen, Inc.
3.150%, 02/21/40	676,000	532,803
4.663%, 06/15/51	347,000	296,890
5.600%, 03/02/43	731,000	735,059
5.650%, 03/02/53	865,000	847,006
Baxalta, Inc.
5.250%, 06/23/45	27,000	25,768
Biogen, Inc.
5.750%, 05/15/35	480,000	505,218
		2,942,744
Building Materials — 0.1%
CRH America Finance, Inc.
3.400%, 05/09/27 (144A)	214,000	212,311
Masco Corp.
6.500%, 08/15/32	720,000	786,707
		999,018
Security Description	Principal Amount*	Value

Chemicals — 0.3%
DuPont de Nemours, Inc.
5.319%, 11/15/38	2,025,000	$2,029,238
EIDP, Inc.
5.125%, 05/15/32	935,000	959,326
International Flavors & Fragrances, Inc.
2.300%, 11/01/30 (144A)	725,000	654,169
Nutrien Ltd.
4.125%, 03/15/35	315,000	290,926
		3,933,659
Commercial Services — 0.7%
Element Fleet Management Corp.
5.037%, 03/25/30 (144A)	740,000	756,291
6.319%, 12/04/28 (144A)	610,000	643,339
ERAC USA Finance LLC
7.000%, 10/15/37 (144A)	500,000	579,072
Ford Foundation
2.815%, 06/01/70	275,000	155,034
Global Payments, Inc.
2.900%, 05/15/30	211,000	195,734
2.900%, 11/15/31	404,000	362,074
3.200%, 08/15/29	1,437,000	1,370,239
5.300%, 08/15/29	272,000	278,209
5.550%, 11/15/35	1,355,000	1,346,778
Pepperdine University
3.301%, 12/01/59	450,000	284,971
Quanta Services, Inc.
2.350%, 01/15/32	855,000	752,992
2.900%, 10/01/30	1,110,000	1,038,920
5.100%, 08/09/35	620,000	621,327
University of Southern California
3.226%, 10/01/2120	440,000	253,557
		8,638,537
Computers — 0.2%
Accenture Capital, Inc.
4.250%, 10/04/31	585,000	585,459
4.500%, 10/04/34	400,000	394,306
Apple, Inc.
2.700%, 08/05/51	965,000	600,626
CGI, Inc.
2.300%, 09/14/31	1,184,000	1,049,302
Leidos, Inc.
2.300%, 02/15/31	365,000	328,406
		2,958,099
Distribution/Wholesale — 0.0%
WW Grainger, Inc.
4.600%, 06/15/45	190,000	171,482
Diversified Financial Services — 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.450%, 10/29/26	990,000	976,544
3.300%, 01/30/32	945,000	872,537
5.000%, 11/15/35	275,000	271,712
6.100%, 01/15/27	990,000	1,008,717
See accompanying notes to financial statements.
BHFTI-258

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Aircastle Ltd./Aircastle Ireland DAC
5.000%, 09/15/30 (144A)	318,000	$320,941
5.250%, 03/15/30 (144A)	530,000	541,062
American Express Co.
4.804%, SOFR + 1.237%, 10/24/36 (c)	380,000	375,227
4.918%, SOFR + 1.220%, 07/20/33 (c)	320,000	325,663
5.442%, SOFR + 1.320%, 01/30/36 (c)	635,000	659,555
Aviation Capital Group LLC
5.125%, 04/10/30 (144A)	505,000	512,746
Avolon Holdings Funding Ltd.
2.125%, 02/21/26 (144A)	445,000	443,548
2.528%, 11/18/27 (144A)	1,218,000	1,180,814
3.250%, 02/15/27 (144A)	1,840,000	1,819,549
4.250%, 04/15/26 (144A)	885,000	884,787
4.375%, 05/01/26 (144A)	540,000	540,165
4.700%, 01/30/31 (144A)	415,000	412,329
4.950%, 01/15/28 (144A)	543,000	549,367
Brookfield Finance, Inc.
4.700%, 09/20/47 (b)	84,000	72,684
4.850%, 03/29/29	485,000	492,657
Capital One Financial Corp.
1.878%, SOFR + 0.855%, 11/02/27 (c)	324,000	317,898
2.618%, SOFR + 1.265%, 11/02/32 (c)	735,000	658,682
6.312%, SOFR + 2.640%, 06/08/29 (b) (c)	570,000	598,187
Eagle Funding Luxco SARL
5.500%, 08/17/30 (144A)	2,313,000	2,355,999
Macquarie Airfinance Holdings Ltd.
5.150%, 03/17/30 (144A) (b)	582,000	589,985
5.200%, 03/27/28 (144A)	480,000	487,247
Nasdaq, Inc.
5.550%, 02/15/34	262,000	275,136
Nomura Holdings, Inc.
2.679%, 07/16/30	540,000	499,182
		18,042,920
Electric — 3.3%
AEP Transmission Co. LLC
3.150%, 09/15/49	225,000	152,101
AES Corp.
5.800%, 03/15/32	725,000	743,479
Baltimore Gas & Electric Co.
5.200%, 06/15/33	1,510,000	1,532,621
Berkshire Hathaway Energy Co.
6.125%, 04/01/36	325,000	352,461
Cleveland Electric Illuminating Co.
4.550%, 11/15/30 (144A)	250,000	248,650
Constellation Energy Generation LLC
5.750%, 10/01/41	1,260,000	1,284,336
5.800%, 03/01/33	174,000	185,688
6.250%, 10/01/39	160,000	173,353
Consumers Energy Co.
4.350%, 08/31/64	191,000	148,316
Delmarva Power & Light Co.
4.150%, 05/15/45	500,000	421,227
Dominion Energy, Inc.
2.850%, 08/15/26 (b)	183,000	181,619
Security Description	Principal Amount*	Value

Electric—(Continued)
DTE Electric Co.
5.700%, 10/01/37	300,000	$313,934
DTE Electric Securitization Funding II LLC
6.090%, 09/01/38	600,000	648,220
Duke Energy Corp.
5.700%, 09/15/55	440,000	427,528
6.100%, 09/15/53 (b)	660,000	683,648
Duke Energy Indiana LLC
3.750%, 05/15/46	350,000	272,662
Duke Energy Progress LLC
2.900%, 08/15/51	470,000	295,762
4.100%, 03/15/43	200,000	168,568
4.375%, 03/30/44	247,000	211,326
5.700%, 04/01/35	360,000	377,664
Duquesne Light Holdings, Inc.
2.532%, 10/01/30 (144A)	450,000	408,799
2.775%, 01/07/32 (144A)	280,000	248,822
3.616%, 08/01/27 (144A)	1,050,000	1,035,413
Electricite de France SA
5.950%, 04/22/34 (144A) (b)	580,000	616,459
Emera U.S. Finance LP
4.750%, 06/15/46	500,000	426,757
Enel Finance International NV
3.500%, 04/06/28 (144A)	465,000	458,801
5.000%, 09/30/35 (144A)	530,000	526,441
Entergy Arkansas LLC
2.650%, 06/15/51	285,000	169,397
Entergy Corp.
2.950%, 09/01/26	194,000	192,555
Entergy Louisiana LLC
2.900%, 03/15/51	390,000	244,188
3.050%, 06/01/31	195,000	182,816
5.800%, 03/15/55	525,000	527,603
Entergy Mississippi LLC
5.850%, 06/01/54	320,000	322,443
Fells Point Funding Trust
3.046%, 01/31/27 (144A)	1,895,000	1,872,102
FirstEnergy Pennsylvania Electric Co.
3.250%, 03/15/28 (144A)	113,000	110,720
Florida Power & Light Co.
5.625%, 04/01/34	1,250,000	1,328,815
Fortis, Inc.
3.055%, 10/04/26	636,000	630,745
ITC Holdings Corp.
2.950%, 05/14/30 (144A)	330,000	311,484
5.300%, 07/01/43	360,000	346,556
Jersey Central Power & Light Co.
5.100%, 01/15/35 (b)	220,000	222,471
6.150%, 06/01/37	200,000	216,311
Massachusetts Electric Co.
4.004%, 08/15/46 (144A)	402,000	317,093
Nevada Power Co.
5.375%, 09/15/40	223,000	222,999
6.650%, 04/01/36	360,000	404,695
New England Power Co.
3.800%, 12/05/47 (144A)	280,000	214,439
See accompanying notes to financial statements.
BHFTI-259

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Electric—(Continued)
New York State Electric & Gas Corp.
3.250%, 12/01/26 (144A)	434,000	$430,822
Niagara Mohawk Power Corp.
1.960%, 06/27/30 (144A)	700,000	632,890
Northern States Power Co.
6.500%, 03/01/28	628,000	657,070
NRG Energy, Inc.
2.450%, 12/02/27 (144A)	625,000	603,981
Ohio Power Co.
2.900%, 10/01/51	635,000	391,355
Oncor Electric Delivery Co. LLC
3.100%, 09/15/49	670,000	444,544
Pacific Gas & Electric Co.
3.750%, 08/15/42	245,000	185,377
4.300%, 03/15/45	420,000	333,158
5.800%, 05/15/34	1,168,000	1,213,047
5.900%, 10/01/54	55,000	52,712
6.000%, 08/15/35	1,665,000	1,747,080
6.400%, 06/15/33	755,000	814,189
6.750%, 01/15/53	40,000	42,541
PG&E Recovery Funding LLC
5.231%, 06/01/42	495,000	500,506
5.529%, 06/01/51	590,000	589,178
5.536%, 07/15/49	630,000	631,743
PG&E Wildfire Recovery Funding LLC
4.263%, 06/01/38	465,000	452,163
5.099%, 06/01/54	675,000	628,896
5.212%, 12/01/49	360,000	347,303
Progress Energy, Inc.
7.000%, 10/30/31	200,000	224,448
Public Service Co. of Oklahoma
6.625%, 11/15/37	600,000	657,581
Puget Energy, Inc.
2.379%, 06/15/28	853,000	816,229
5.725%, 03/15/35	275,000	282,193
San Diego Gas & Electric Co.
2.950%, 08/15/51	635,000	403,142
SCE Recovery Funding LLC
4.697%, 06/15/42	571,591	568,439
5.341%, 03/15/47	450,000	449,571
Sigeco Securitization I LLC
5.026%, 11/15/38	530,347	543,522
Southern California Edison Co.
3.650%, 03/01/28	500,000	494,231
5.550%, 01/15/36	500,000	501,409
5.875%, 12/01/53	713,000	682,693
5.900%, 03/01/55	185,000	178,603
Southern Co.
5.200%, 06/15/33	712,000	731,529
Southern Power Co.
5.150%, 09/15/41	400,000	385,141
Southwestern Public Service Co.
4.500%, 08/15/41	250,000	222,699
Tampa Electric Co.
4.450%, 06/15/49	500,000	417,556
Security Description	Principal Amount*	Value

Electric—(Continued)
Toledo Edison Co.
6.150%, 05/15/37 (b)	400,000	$435,211
Virginia Electric & Power Co.
4.450%, 02/15/44	126,000	108,900
6.000%, 05/15/37 (b)	685,000	736,150
Vistra Operations Co. LLC
5.700%, 12/30/34 (144A)	230,000	237,397
6.000%, 04/15/34 (144A)	90,000	94,710
		40,251,996
Electronics — 0.1%
Amphenol Corp.
5.300%, 11/15/55	670,000	640,061
Honeywell International, Inc.
5.250%, 03/01/54	690,000	652,116
		1,292,177
Food — 0.5%
Bimbo Bakeries USA, Inc.
5.375%, 01/09/36 (144A)	200,000	205,042
JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL
3.750%, 12/01/31	760,000	721,706
6.750%, 03/15/34	845,000	933,556
JBS USA Holding Lux SARL/JBS USA Foods Group Holdings, Inc./JBS USA Food Co.
5.500%, 01/15/36 (144A)	810,000	823,088
6.375%, 04/15/66 (144A)	905,000	901,087
JBS USA Lux SARL/JBS USA Food Co./JBS USA Foods Group
5.950%, 04/20/35 (144A)	135,000	141,951
Kroger Co.
5.000%, 09/15/34	270,000	271,491
8.000%, 09/15/29	610,000	682,860
Mars, Inc.
5.650%, 05/01/45 (144A)	1,055,000	1,063,456
Tyson Foods, Inc.
5.700%, 03/15/34	285,000	300,473
		6,044,710
Gas — 0.3%
Atmos Energy Corp.
4.150%, 01/15/43	460,000	390,753
Brooklyn Union Gas Co.
4.273%, 03/15/48 (144A)	500,000	398,666
KeySpan Gas East Corp.
2.742%, 08/15/26 (144A)	345,000	341,426
NiSource, Inc.
1.700%, 02/15/31	570,000	500,180
Southern California Gas Co.
2.550%, 02/01/30	829,000	781,299
Southern Co. Gas Capital Corp.
3.950%, 10/01/46	212,000	165,868
4.400%, 06/01/43	375,000	321,014
6.000%, 10/01/34	1,000,000	1,061,425
See accompanying notes to financial statements.
BHFTI-260

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Gas—(Continued)
Southwest Gas Corp.
3.800%, 09/29/46	332,000	$251,386
		4,212,017
Healthcare-Products — 0.1%
Solventum Corp.
5.600%, 03/23/34	821,000	854,244
Healthcare-Services — 1.1%
Aetna, Inc.
6.625%, 06/15/36	297,000	326,750
Children's Hospital
2.928%, 07/15/50	540,000	346,766
Children's Hospital Corp.
2.585%, 02/01/50	430,000	261,328
Cigna Group
4.800%, 07/15/46	156,000	138,701
5.250%, 01/15/36	1,155,000	1,175,797
CommonSpirit Health
2.782%, 10/01/30	430,000	400,163
3.910%, 10/01/50	425,000	317,418
Cottage Health Obligated Group
3.304%, 11/01/49	500,000	352,785
Elevance Health, Inc.
4.650%, 08/15/44 (b)	324,000	285,556
Hackensack Meridian Health, Inc.
2.675%, 09/01/41	1,180,000	855,633
2.875%, 09/01/50	700,000	451,227
Hartford HealthCare Corp.
3.447%, 07/01/54	1,100,000	780,913
HCA, Inc.
3.500%, 07/15/51	397,000	269,088
3.625%, 03/15/32	242,000	228,576
4.900%, 11/15/35 (b)	160,000	157,812
5.125%, 06/15/39	565,000	545,626
5.450%, 09/15/34	515,000	529,958
5.500%, 06/15/47	445,000	420,529
5.750%, 03/01/35	578,000	606,674
5.950%, 09/15/54 (b)	300,000	296,369
6.100%, 04/01/64 (b)	640,000	633,988
Memorial Health Services
3.447%, 11/01/49	995,000	706,510
MyMichigan Health
3.409%, 06/01/50	245,000	169,894
Nationwide Children's Hospital, Inc.
4.556%, 11/01/52 (b)	181,000	155,859
NYU Langone Hospitals
3.380%, 07/01/55	410,000	280,452
Piedmont Healthcare, Inc.
2.864%, 01/01/52	620,000	392,218
Texas Health Resources
2.328%, 11/15/50	340,000	194,572
4.330%, 11/15/55	250,000	205,344
UnitedHealth Group, Inc.
3.250%, 05/15/51	900,000	607,441
5.875%, 02/15/53	405,000	408,380
Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Yale-New Haven Health Services Corp.
2.496%, 07/01/50	580,000	$338,818
		12,841,145
Insurance — 0.3%
AIG SunAmerica Global Financing X
6.900%, 03/15/32 (144A)	500,000	554,361
Aon North America, Inc.
5.450%, 03/01/34	1,000,000	1,039,216
Berkshire Hathaway Finance Corp.
3.850%, 03/15/52 (b)	620,000	477,092
Corebridge Financial, Inc.
3.850%, 04/05/29	390,000	383,656
F&G Annuities & Life, Inc.
6.500%, 06/04/29	330,000	343,787
Guardian Life Insurance Co. of America
4.850%, 01/24/77 (144A)	156,000	127,862
Hartford Insurance Group, Inc.
4.300%, 04/15/43	400,000	343,787
New York Life Insurance Co.
4.450%, 05/15/69 (144A)	625,000	486,876
Pacific Life Insurance Co.
4.300%, 10/24/67 (144A)	200,000	160,595
		3,917,232
Internet — 0.3%
Meta Platforms, Inc.
4.875%, 11/15/35 (b)	980,000	978,687
5.400%, 08/15/54	365,000	339,565
5.500%, 11/15/45	980,000	951,598
5.600%, 05/15/53	835,000	799,229
5.625%, 11/15/55 (b)	175,000	167,960
Uber Technologies, Inc.
4.800%, 09/15/34	370,000	369,893
		3,606,932
Iron/Steel — 0.1%
Steel Dynamics, Inc.
1.650%, 10/15/27	630,000	605,108
Media — 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.700%, 04/01/51	840,000	528,723
4.800%, 03/01/50 (b)	935,000	702,372
6.834%, 10/23/55	400,000	383,940
Comcast Corp.
2.887%, 11/01/51	1,131,000	661,401
2.937%, 11/01/56	663,000	372,523
2.987%, 11/01/63	42,000	22,718
3.900%, 03/01/38	591,000	514,789
4.200%, 08/15/34	556,000	531,272
5.168%, 01/15/37 (144A)	412,000	406,219
Cox Communications, Inc.
2.950%, 10/01/50 (144A)	630,000	350,543
See accompanying notes to financial statements.
BHFTI-261

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Media—(Continued)
Time Warner Cable LLC
5.500%, 09/01/41	1,000,000	$877,654
		5,352,154
Mining — 0.2%
Anglo American Capital PLC
5.750%, 04/05/34 (144A) (b)	1,020,000	1,069,884
Corp. Nacional del Cobre de Chile
6.440%, 01/26/36 (144A)	528,000	572,550
Glencore Funding LLC
5.634%, 04/04/34 (144A) (b)	610,000	637,323
		2,279,757
Miscellaneous Manufacturing — 0.0%
Parker-Hannifin Corp.
4.450%, 11/21/44	333,000	292,337
Oil & Gas — 0.7%
Aker BP ASA
5.800%, 10/01/54 (144A)	185,000	168,201
BP Capital Markets America, Inc.
2.939%, 06/04/51	1,260,000	801,707
ConocoPhillips Co.
5.500%, 01/15/55 (b)	545,000	521,320
Coterra Energy, Inc.
3.900%, 05/15/27	710,000	707,318
5.400%, 02/15/35	590,000	598,846
Devon Energy Corp.
5.750%, 09/15/54 (b)	194,000	178,266
EQT Corp.
3.900%, 10/01/27	150,000	149,317
Exxon Mobil Corp.
2.995%, 08/16/39	690,000	552,168
Jonah Energy LLC
7.800%, 11/10/37	1,289,660	1,309,134
Pioneer Natural Resources Co.
2.150%, 01/15/31	385,000	349,172
Suncor Energy, Inc.
5.950%, 12/01/34	668,000	706,693
7.875%, 06/15/26	544,000	552,580
TotalEnergies Capital International SA
2.986%, 06/29/41	900,000	680,819
3.127%, 05/29/50	870,000	579,895
3.461%, 07/12/49	660,000	471,270
		8,326,706
Oil & Gas Services — 0.0%
Halliburton Co.
4.750%, 08/01/43	215,000	189,367
4.850%, 11/15/35 (b)	270,000	266,399
		455,766
Packaging & Containers — 0.1%
Graphic Packaging International LLC
1.512%, 04/15/26 (144A)	894,000	885,843
Security Description	Principal Amount*	Value

Pharmaceuticals — 0.5%
AbbVie, Inc.
4.400%, 11/06/42	600,000	$533,701
4.450%, 05/14/46	220,000	191,220
AstraZeneca PLC
6.450%, 09/15/37	350,000	398,929
Bristol-Myers Squibb Co.
3.700%, 03/15/52	380,000	279,206
4.125%, 06/15/39	527,000	478,412
4.550%, 02/20/48	427,000	369,410
5.550%, 02/22/54	61,000	59,906
Cencora, Inc.
5.150%, 02/15/35	1,110,000	1,134,481
CVS Health Corp.
4.300%, 03/25/28 (b)	179,000	179,593
CVS Pass-Through Trust
4.704%, 01/10/36 (144A)	527,014	489,171
5.773%, 01/10/33 (144A)	458,628	467,596
8.353%, 07/10/31 (144A)	86,672	94,375
Takeda Pharmaceutical Co. Ltd.
3.025%, 07/09/40 (b)	273,000	208,967
3.175%, 07/09/50	927,000	618,224
5.650%, 07/05/44	228,000	229,464
		5,732,655
Pipelines — 1.0%
Cameron LNG LLC
3.701%, 01/15/39 (144A)	769,000	655,311
Cheniere Energy Partners LP
5.550%, 10/30/35 (144A)	300,000	306,713
Columbia Pipelines Holding Co. LLC
5.097%, 10/01/31 (144A)	252,000	256,253
Columbia Pipelines Operating Co. LLC
5.439%, 02/15/35 (144A)	1,600,000	1,633,132
5.962%, 02/15/55 (144A)	1,085,000	1,068,809
Eastern Energy Gas Holdings LLC
6.200%, 01/15/55	325,000	335,866
Enbridge, Inc.
5.625%, 04/05/34	705,000	735,966
5.700%, 03/08/33	680,000	716,236
Energy Transfer LP
4.150%, 09/15/29	308,000	305,885
4.950%, 01/15/43	394,000	345,373
5.300%, 04/01/44	200,000	181,400
6.000%, 06/15/48	270,000	261,840
6.100%, 02/15/42	500,000	500,157
Enterprise Products Operating LLC
4.950%, 10/15/54	179,000	158,716
5.100%, 02/15/45	200,000	187,531
Galaxy Pipeline Assets Bidco Ltd.
2.940%, 09/30/40 (144A)	693,104	589,588
Kinder Morgan, Inc.
5.050%, 02/15/46	250,000	224,771
MPLX LP
5.400%, 04/01/35	495,000	498,162
5.500%, 06/01/34	560,000	571,307
See accompanying notes to financial statements.
BHFTI-262

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Pipelines—(Continued)
ONEOK, Inc.
4.750%, 10/15/31	680,000	$683,613
South Bow USA Infrastructure Holdings LLC
4.911%, 09/01/27	195,000	196,784
5.026%, 10/01/29	225,000	228,236
Western Midstream Operating LP
5.250%, 02/01/50	325,000	278,216
Williams Cos., Inc.
5.600%, 03/15/35	455,000	473,191
6.000%, 03/15/55	120,000	121,980
		11,515,036
Real Estate Investment Trusts — 0.8%
Alexandria Real Estate Equities, Inc.
2.000%, 05/18/32	710,000	600,315
4.000%, 02/01/50	566,000	422,152
American Tower Corp.
1.875%, 10/15/30	845,000	754,796
2.100%, 06/15/30	470,000	426,544
2.950%, 01/15/51 (b)	255,000	162,218
3.100%, 06/15/50 (b)	390,000	256,199
3.375%, 10/15/26	287,000	285,470
3.700%, 10/15/49	665,000	493,756
Brixmor Operating Partnership LP
2.250%, 04/01/28	600,000	576,091
2.500%, 08/16/31 (b)	325,000	292,122
COPT Defense Properties LP
2.750%, 04/15/31	1,153,000	1,051,694
DOC Dr. LLC
2.625%, 11/01/31	405,000	364,122
Essex Portfolio LP
2.650%, 03/15/32	565,000	503,710
Goodman U.S. Finance Six LLC
5.125%, 10/07/34 (144A) (b)	270,000	271,093
Goodman U.S. Finance Three LLC
3.700%, 03/15/28 (144A)	387,000	383,003
Healthpeak OP LLC
3.500%, 07/15/29	600,000	583,175
UDR, Inc.
2.100%, 08/01/32	470,000	401,561
3.000%, 08/15/31	95,000	87,952
3.200%, 01/15/30	625,000	600,510
Welltower OP LLC
6.500%, 03/15/41	225,000	250,659
WP Carey, Inc.
2.250%, 04/01/33	845,000	712,510
		9,479,652
Retail — 0.1%
AutoZone, Inc.
1.650%, 01/15/31	530,000	464,375
Home Depot, Inc.
3.625%, 04/15/52	705,000	514,550
McDonald's Corp.
4.450%, 03/01/47	180,000	153,967
4.700%, 12/09/35	84,000	83,380
Security Description	Principal Amount*	Value

Retail—(Continued)
McDonald's Corp.
6.300%, 10/15/37	152,000	$168,955
		1,385,227
Savings & Loans — 0.2%
Nationwide Building Society
5.537%, SOFR + 1.650%, 07/14/36 (144A) (b) (c)	1,755,000	1,812,478
Semiconductors — 0.6%
Analog Devices, Inc.
2.800%, 10/01/41	722,000	532,525
Broadcom, Inc.
3.137%, 11/15/35 (144A)	1,685,000	1,451,098
3.187%, 11/15/36 (144A)	465,000	394,363
4.800%, 02/15/36	177,000	174,654
5.050%, 07/12/29	1,400,000	1,441,408
Intel Corp.
3.050%, 08/12/51 (b)	205,000	126,061
3.250%, 11/15/49	205,000	130,963
3.734%, 12/08/47	255,000	181,456
5.700%, 02/10/53	200,000	186,191
KLA Corp.
3.300%, 03/01/50 (b)	610,000	423,463
Marvell Technology, Inc.
2.950%, 04/15/31	1,085,000	1,004,909
5.450%, 07/15/35	1,367,000	1,408,440
		7,455,531
Software — 0.5%
Cadence Design Systems, Inc.
4.700%, 09/10/34 (b)	953,000	952,663
Fiserv, Inc.
4.400%, 07/01/49	295,000	231,461
5.150%, 08/12/34	340,000	337,371
Oracle Corp.
3.600%, 04/01/50	810,000	504,558
3.800%, 11/15/37	900,000	726,608
3.850%, 07/15/36	124,000	103,563
3.900%, 05/15/35	106,000	91,353
4.300%, 07/08/34	103,000	93,140
4.800%, 09/26/32	565,000	545,463
4.900%, 02/06/33	820,000	789,163
5.875%, 09/26/45 (b)	430,000	388,343
Roper Technologies, Inc.
4.750%, 02/15/32	380,000	384,129
Synopsys, Inc.
5.700%, 04/01/55 (b)	645,000	639,833
		5,787,648
Telecommunications — 0.3%
AT&T, Inc.
3.550%, 09/15/55	396,000	263,594
3.650%, 06/01/51 (b)	2,795,000	1,964,073
NTT Finance Corp.
5.171%, 07/16/32 (144A)	850,000	872,129
See accompanying notes to financial statements.
BHFTI-263

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Telecommunications—(Continued)
T-Mobile USA, Inc.
3.600%, 11/15/60 (b)	385,000	$255,779
Vodafone Group PLC
5.625%, 02/10/53	275,000	263,284
6.150%, 02/27/37	178,000	193,392
		3,812,251
Transportation — 0.1%
Canadian Pacific Railway Co.
4.700%, 05/01/48	597,000	525,459
CSX Corp.
4.750%, 11/15/48	404,000	359,166
6.000%, 10/01/36	300,000	325,494
Norfolk Southern Corp.
3.942%, 11/01/47	219,000	172,736
Union Pacific Corp.
4.100%, 09/15/67	200,000	148,088
		1,530,943
Trucking & Leasing — 0.0%
Avolon Holdings Funding Ltd.
4.900%, 10/10/30 (144A)	240,000	241,273
Water — 0.1%
American Water Capital Corp.
2.800%, 05/01/30 (b)	750,000	710,946
Total Corporate Bonds & Notes (Cost $323,423,775)		307,865,874

Asset-Backed Securities—10.9%
Asset-Backed - Automobile — 4.0%
Avis Budget Rental Car Funding AESOP LLC
5.360%, 06/20/30 (144A)	1,608,000	1,657,974
Bridgecrest Lending Auto Securitization Trust
5.650%, 04/16/29	1,441,000	1,455,338
Carvana Auto Receivables Trust
5.920%, 07/10/29 (144A)	1,805,000	1,814,111
6.160%, 09/10/29 (144A)	1,430,000	1,479,374
Credit Acceptance Auto Loan Trust
4.870%, 01/15/36 (144A)	1,415,000	1,427,402
5.390%, 01/16/35 (144A)	2,720,000	2,749,089
6.130%, 12/15/33 (144A)	2,370,000	2,386,535
6.390%, 08/15/33 (144A)	934,487	939,144
6.710%, 07/17/34 (144A)	2,370,000	2,426,328
8.450%, 02/15/33 (144A)	1,210,940	1,215,440
DT Auto Owner Trust
5.790%, 02/15/29 (144A)	1,650,902	1,657,532
Exeter Automobile Receivables Trust
5.160%, 03/15/32	900,000	906,068
5.920%, 02/15/30	2,540,000	2,591,002
5.980%, 12/15/28	2,206,286	2,223,301
6.210%, 06/15/28	865,752	869,633
FHF Issuer Trust
5.690%, 02/15/30 (144A)	1,358,309	1,366,612
Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Flagship Credit Auto Trust
1.960%, 12/15/27 (144A)	1,360,957	$1,351,263
2.180%, 02/16/27 (144A)	78,683	78,553
GLS Auto Receivables Issuer Trust
1.420%, 04/15/27 (144A)	50,179	50,123
1.480%, 07/15/27 (144A)	1,047,338	1,042,496
5.130%, 08/15/31 (144A)	2,500,000	2,513,392
6.010%, 05/15/29 (144A)	1,251,000	1,261,944
Hyundai Auto Lease Securitization Trust
4.380%, 06/15/29 (144A)	1,515,000	1,525,869
OneMain Direct Auto Receivables Trust
7.070%, 02/14/33 (144A)	1,838,000	1,902,414
Santander Drive Auto Receivables Trust
5.690%, 02/18/31	3,400,000	3,423,716
5.970%, 10/15/31	3,040,000	3,130,033
SBNA Auto Lease Trust
5.550%, 12/20/28 (144A)	1,469,000	1,487,281
Westlake Automobile Receivables Trust
5.740%, 08/15/28 (144A)	1,685,603	1,693,854
6.640%, 11/15/28 (144A)	1,620,000	1,652,371
		48,278,192
Asset-Backed - Credit Card — 0.4%
Continental Finance Credit Card ABS Master Trust
5.400%, 12/17/35 (144A)	2,375,000	2,385,959
Mercury Financial Credit Card Master Trust
6.560%, 07/20/29 (144A)	2,455,000	2,468,419
		4,854,378
Asset-Backed - Other — 6.5%
Accelerated Assets LLC
1.900%, 10/20/40 (144A)	488,267	458,544
AMSR Trust
2.327%, 10/17/38 (144A)	1,694,000	1,653,851
4.387%, 03/17/39 (144A)	3,000,000	2,964,588
Bastion Funding I LLC
7.119%, 04/25/38 (144A)	1,054,443	1,063,423
BG Beta I Ltd.
6.280%, 07/16/54	1,560,000	1,594,371
BXG Receivables Note Trust
6.310%, 11/15/38 (144A)	917,074	936,684
Cars Net Lease Mortgage Notes
3.100%, 12/15/50 (144A)	585,000	564,258
CFIN Issuer LLC
4.750%, 02/16/26 (144A) (e)	334,209	333,207
COOF Securitization Trust Ltd.
3.198%, 06/25/40 (144A) (a) (c)	150,200	9,714
CoreVest American Finance Trust
2.705%, 10/15/52 (144A)	122,042	121,799
DataBank Issuer LLC
2.060%, 02/27/51 (144A)	1,950,000	1,941,185
Diversified ABS Phase VI LLC
7.500%, 11/28/39	927,009	925,155
Diversified ABS Phase VIII LLC
7.076%, 05/30/44 (144A)	2,367,855	2,395,235
See accompanying notes to financial statements.
BHFTI-264

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
DP Lion Holdco LLC
8.243%, 11/30/43	829,735	$852,779
FirstKey Homes Trust
5.197%, 05/19/39 (144A)	1,320,000	1,317,370
FMC GMSR Issuer Trust
3.620%, 07/25/26 (144A) (c)	3,300,000	3,185,836
3.850%, 10/25/26 (144A) (c)	2,680,000	2,595,930
4.450%, 01/25/26 (144A) (c)	3,100,000	3,083,236
6.500%, 03/26/27 (144A) (c)	3,375,000	3,418,710
Foundation Finance Trust
9.100%, 06/15/49 (144A)	1,706,784	1,824,645
FW Energy Asset Issuer LLC
7.151%, 08/25/44	1,821,298	1,857,038
8.106%, 08/25/44	566,602	578,702
Goodgreen Trust
2.760%, 04/15/55 (144A)	741,060	640,321
3.260%, 10/15/53 (144A)	797,690	728,485
3.740%, 10/15/52 (144A)	165,544	153,360
5.900%, 01/17/61 (144A)	1,535,452	1,531,062
GoodLeap Home Improvement Solutions Trust
5.000%, 10/20/49 (144A)	1,962,298	1,967,154
Grene Energy Senior
11.000%, 01/25/27	118,592	97,601
HERO Funding Trust
3.080%, 09/20/42 (144A)	125,198	117,358
3.950%, 09/20/48 (144A)	508,782	477,769
4.460%, 09/20/47 (144A)	426,914	407,529
Hilton Grand Vacations Trust
4.900%, 10/25/44 (144A)	1,535,000	1,540,042
Identity Digital Cap LLC
6.793%, 03/20/65	2,500,000	2,526,250
Invitation Homes Trust
4.250%, 09/17/41 (144A)	1,845,000	1,788,063
Jonah Energy ABS II LLC
7.200%, 12/10/37 (144A)	772,324	782,958
KGS-Alpha SBA COOF Trust
0.631%, 05/25/39 (144A) (a) (c)	671,804	7,444
0.910%, 08/25/38 (144A) (a) (c)	443,471	7,108
1.566%, 03/25/39 (144A) (a) (c)	440,373	11,559
2.492%, 04/25/40 (144A) (a) (c)	72,914	4,174
MNR ABS Issuer I LLC
8.946%, 12/15/38	1,052,954	1,081,225
NMABS Issuer I LLC
5.140%, 11/22/55 (144A)	2,154,551	2,151,915
NRZ Excess Spread-Collateralized Notes
3.104%, 07/25/26 (144A)	1,456,507	1,438,919
3.474%, 11/25/26 (144A)	684,619	673,309
OneMain Financial Issuance Trust
2.210%, 09/14/35 (144A)	2,145,000	2,066,157
Oportun Issuance Trust
5.310%, 02/08/33 (144A)	2,790,000	2,798,833
PowerPay Issuance Trust
5.230%, 11/18/41 (144A)	2,189,680	2,195,654
Progress Residential Trust
2.425%, 07/17/38 (144A)	2,535,000	2,503,553
3.325%, 07/17/41 (144A)	1,229,000	1,164,425
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Progress Residential Trust
3.930%, 02/17/41 (144A)	3,150,000	$3,042,138
4.000%, 12/17/42 (144A)	925,000	881,813
5.200%, 04/17/39 (144A)	2,435,000	2,425,398
Reach ABS Trust
5.120%, 08/18/32 (144A)	1,405,000	1,418,536
Renew Financial
3.670%, 09/20/52 (144A)	221,944	206,666
SCF Equipment Leasing LLC
5.560%, 04/20/32 (144A)	1,290,000	1,329,480
6.770%, 08/22/33 (144A)	2,385,000	2,482,835
VM Debt Trust
7.460%, 07/18/27	3,998,352	3,808,431
VOLT C LLC
5.992%, 05/25/51 (144A) (e)	365,134	365,091
VOLT XCV LLC
6.240%, 03/27/51 (144A) (e)	75,419	75,420
		78,574,295
Asset-Backed - Student Loan — 0.0%
Academic Loan Funding Trust
4.789%, SOFR30A + 0.914%, 12/26/44 (144A) (c)	286,374	281,672
Total Asset-Backed Securities (Cost $131,261,777)		131,988,537

Non-Agency Mortgage-Backed Securities—2.2%
Collateralized Mortgage Obligations — 1.3%
Anchor Mortgage Trust
5.718%, 05/25/40 (144A) (e)	1,300,000	1,306,880
8.230%, 03/25/31 (c)	2,000,000	2,024,819
Global Mortgage Securitization Ltd.
4.166%, 1M TSFR + 0.434%, 11/25/32 (144A) (c)	26,046	25,760
HarborView Mortgage Loan Trust
5.456%, 05/19/34 (c)	202,891	193,337
JP Morgan Mortgage Trust
6.452%, 08/25/34 (c)	24,153	24,569
Merrill Lynch Mortgage Investors Trust
4.306%, 1M TSFR + 0.574%, 04/25/29 (c)	56,350	52,651
4.346%, 1M TSFR + 0.614%, 05/25/29 (c)	99,766	97,813
4.466%, 1M TSFR + 0.734%, 10/25/28 (c)	60,902	58,049
4.486%, 1M TSFR + 0.754%, 10/25/28 (c)	46,512	45,727
4.884%, 6M TSFR + 1.108%, 01/25/29 (c)	58,644	57,187
New Residential Mortgage Loan Trust
5.443%, 09/25/39 (144A) (e)	1,900,000	1,914,164
6.664%, 03/25/39 (144A) (e)	2,450,000	2,461,351
PRET Trust
4.075%, 06/25/64 (144A) (c)	1,886,719	1,817,528
PRPM LLC
4.000%, 11/25/53 (144A) (e)	594,575	589,464
Sequoia Mortgage Trust
4.448%, 1M TSFR + 0.714%, 12/20/34 (c)	109,197	101,137
4.488%, 1M TSFR + 0.754%, 01/20/34 (c)	73,189	71,508
4.508%, 1M TSFR + 0.774%, 07/20/33 (c)	150,916	141,545
4.528%, 1M TSFR + 0.794%, 10/20/34 (c)	248,125	228,704
See accompanying notes to financial statements.
BHFTI-265

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
Non-Agency Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Sequoia Mortgage Trust
4.608%, 1M TSFR + 0.874%, 04/20/33 (c)	103,700	$97,842
Structured Asset Mortgage Investments II Trust
4.546%, 1M TSFR + 0.814%, 01/19/34 (c)	224,949	216,527
4.546%, 1M TSFR + 0.814%, 03/19/34 (c)	238,261	225,782
Structured Asset Mortgage Investments Trust
4.746%, 1M TSFR + 1.014%, 05/19/33 (c)	143,444	139,854
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.546%, 11/25/33 (c)	65,062	64,555
Thornburg Mortgage Securities Trust
4.486%, 1M TSFR + 0.754%, 09/25/43 (c)	115,161	115,054
5.285%, 12/25/44 (c)	150,462	147,777
5.621%, 04/25/45 (c)	271,344	265,985
Towd Point Mortgage Trust
2.918%, 11/30/60 (144A) (c)	3,941,023	3,579,374
		16,064,943
Commercial Mortgage-Backed Securities — 0.9%
BAMLL Commercial Mortgage Securities Trust
4.214%, 08/15/46 (144A) (c)	1,200,000	831,175
COMM Mortgage Trust
1.002%, 07/10/45 (144A) (a) (c)	23,027,823	206,698
3.815%, 04/10/33 (144A) (c)	1,450,000	1,427,859
CSMC Trust
4.373%, 09/15/37 (144A)	1,000,000	849,341
CSTL Commercial Mortgage Trust
5.144%, 11/10/42 (144A) (c)	615,000	612,566
Ladder Capital Commercial Mortgage Trust
3.985%, 02/15/36 (144A)	768,000	722,803
MRCD Mortgage Trust
2.718%, 12/15/36 (144A)	1,997,000	1,477,780
ROCK Trust
5.388%, 11/13/41 (144A)	1,000,000	1,027,378
SLG Office Trust
2.585%, 07/15/41 (144A)	3,090,000	2,762,470
Wells Fargo Commercial Mortgage Trust
5.116%, 1M TSFR + 1.364%, 02/15/40 (144A) (c)	393,556	393,333
WFRBS Commercial Mortgage Trust
4.067%, 03/15/45 (144A) (c)	300,000	263,847
		10,575,250
Total Non-Agency Mortgage-Backed Securities (Cost $28,457,973)		26,640,193

Foreign Government—0.7%
Sovereign — 0.7%
Chile Government International Bonds
2.550%, 01/27/32	394,000	353,044
Mexico Government International Bonds
2.659%, 05/24/31	848,000	754,720
3.500%, 02/12/34	577,000	498,816
3.771%, 05/24/61	625,000	384,688
4.350%, 01/15/47	228,000	171,684
4.600%, 01/23/46	959,000	752,815
Security Description	Principal Amount*/ Shares	Value

Sovereign—(Continued)
Mexico Government International Bonds
4.600%, 02/10/48	200,000	$154,500
5.375%, 03/22/33	2,368,000	2,346,688
5.750%, 10/12/2110	500,000	419,250
5.850%, 07/02/32	1,051,000	1,079,808
6.000%, 05/13/30	498,000	521,904
6.875%, 05/13/37	740,000	789,580
Total Foreign Government (Cost $9,102,716)		8,227,497

Municipals—0.1%
Texas Natural Gas Securitization Finance Corp.
5.169%, 04/01/41 (Cost $720,000)	720,000	734,292

Short-Term Investments—0.8%
Repurchase Agreement—0.8%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $10,132,552; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $10,333,896	10,131,145	10,131,145
Total Short-Term Investments (Cost $10,131,145)		10,131,145

Securities Lending Reinvestments (f)—0.7%
Short-Term Investment Funds—0.3%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (g)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 3.670% (g)	1,000,000	1,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (g)	1,000,000	1,000,000
		3,000,000

Repurchase Agreements—0.4%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.810%, due on 01/02/26 with a maturity value of $100,021; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.000%, maturity dates ranging from 02/19/26 - 02/15/55, and an aggregate market value of $102,000	100,000	100,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $1,760,057; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $1,795,258	1,759,683	1,759,683
Deutsche Bank Securities, Inc.
Repurchase Agreement dated 12/31/25 at 3.840%, due on 01/02/26 with a maturity value of $1,760,058; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/37 - 02/15/47, and an aggregate market value of $1,794,876	1,759,683	1,759,683
See accompanying notes to financial statements.
BHFTI-266

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (f)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Goldman Sachs & Co
Repurchase Agreement dated 12/31/25 at 3.800%, due on 01/02/26 with a maturity value of $124,521; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 02/15/35 - 08/15/43, and an aggregate market value of $126,985	124,495	$124,495
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $1,000,222; collateralized by various Common Stock with an aggregate market value of $1,112,958	1,000,000	1,000,000
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $200,043; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 05/15/26 - 11/15/55, and an aggregate market value of $204,043	200,000	200,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $54,708; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $55,791	54,697	54,697
		4,998,558
Total Securities Lending Reinvestments (Cost $7,998,558)		7,998,558
Total Investments—100.0% (Cost $1,283,039,165)		1,214,488,809
Other assets and liabilities (net)—0.0%		(360,700)
Net Assets—100.0%		$1,214,128,109

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Interest only security.
(b)	All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $35,276,531 and the collateral received consisted of cash in the amount of $7,998,558 and non-cash collateral with a value of $28,550,309. The cash collateral investments are disclosed in the Schedule of Investments and categorized as
Securities Lending Reinvestments. The non-cash collateral received consists of U.S.
government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(c)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(d)	Principal only security.
(e)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$216,527,290, which is 17.8% of net assets.

Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$261,439,805	$133,355,324	$234 ,508,602	$223,219,317
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(7,998,558)	$—	$—	$—	$(7,998,558)
Gross amount of recognized liabilities for securities lending transactions					$(7,998,558)
See accompanying notes to financial statements.
BHFTI-267

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$371,755,639	$—	$371,755,639
Total Agency Sponsored Mortgage-Backed Securities*	—	349,147,074	—	349,147,074
Total Corporate Bonds & Notes*	—	307,865,874	—	307,865,874
Total Asset-Backed Securities*	—	131,988,537	—	131,988,537
Total Non-Agency Mortgage-Backed Securities*	—	26,640,193	—	26,640,193
Total Foreign Government*	—	8,227,497	—	8,227,497
Total Municipals*	—	734,292	—	734,292
Total Short-Term Investments*	—	10,131,145	—	10,131,145
Securities Lending Reinvestments
Short-Term Investment Funds	3,000,000	—	—	3,000,000
Repurchase Agreements	—	4,998,558	—	4,998,558
Total Securities Lending Reinvestments	3,000,000	4,998,558	—	7,998,558
Total Investments	$3,000,000	$1,211,488,809	$—	$1,214,488,809
Collateral for Securities Loaned (Liability)	$—	$(7,998,558)	$—	$(7,998,558)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-268

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$1,214,488,809
Cash	42,773
Receivable for:
Principal paydowns	973
Interest	9,501,188
Prepaid expenses	4,307
Total Assets	1,224,038,050
Liabilities
Collateral for securities loaned	7,998,558
Payable for:
Fund shares redeemed	768,032
Accrued Expenses:
Management fees	424,082
Distribution and service fees	99,420
Deferred trustees’ fees	250,955
Other expenses	368,894
Total Liabilities	9,909,941
Net Assets	$1,214,128,109
Net Assets Consist of:
Paid in surplus	$1,379,466,576
Distributable earnings (Accumulated losses)	(165,338,467)
Net Assets	$1,214,128,109
Net Assets
Class A	$748,893,733
Class B	465,234,376
Capital Shares Outstanding*
Class A	81,428,937
Class B	50,668,703
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.20
Class B	9.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,283,039,165.
(b)	Includes securities loaned at value of $35,276,531.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Interest	$52,183,105
Securities lending income	35,767
Total investment income	52,218,872
Expenses
Management fees	6,708,685
Administration fees	71,362
Custodian and accounting fees	109,859
Distribution and service fees—Class B	1,169,387
Audit and tax services	99,610
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	34,214
Insurance	10,888
Miscellaneous	23,797
Total expenses	8,338,387
Less management fee waiver	(1,707,665)
Net expenses	6,630,722
Net Investment Income	45,588,150
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(16,364,185)
Net change in unrealized appreciation (depreciation) on investments	55,148,427
Net realized and unrealized gain (loss)	38,784,242
Net Increase (Decrease) in Net Assets From Operations	$84,372,392
See accompanying notes to financial statements.
BHFTI-269

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$45,588,150	$47,304,816
Net realized gain (loss)	(16,364,185)	(15,831,115)
Net change in unrealized appreciation (depreciation)	55,148,427	(589,896)
Increase (decrease) in net assets from operations	84,372,392	30,883,805
From Distributions to Shareholders
Class A	(31,677,827)	(30,122,610)
Class B	(18,169,045)	(15,009,594)
Total distributions	(49,846,872)	(45,132,204)
Increase (decrease) in net assets from capital share transactions	(53,213,884)	(83,137,580)
Total increase (decrease) in net assets	(18,688,364)	(97,385,979)
Net Assets
Beginning of period	1,232,816,473	1,330,202,452
End of period	$1,214,128,109	$1,232,816,473

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	2,339,532	$21,384,197	2,338,787	$21,006,255
Reinvestments	3,595,667	31,677,827	3,426,918	30,122,610
Redemptions	(9,356,979)	(85,388,120)	(17,227,574)	(155,126,189)
Net increase (decrease)	(3,421,780)	$(32,326,096)	(11,461,869)	$(103,997,324)
Class B
Sales	4,024,151	$36,285,088	5,671,277	$51,086,864
Reinvestments	2,062,321	18,169,045	1,709,521	15,009,594
Redemptions	(8,280,923)	(75,341,921)	(5,013,226)	(45,236,714)
Net increase (decrease)	(2,194,451)	$(20,887,788)	2,367,572	$20,859,744
Increase (decrease) derived from capital shares transactions		$(53,213,884)		$(83,137,580)
See accompanying notes to financial statements.
BHFTI-270

Brighthouse Funds Trust I
JPMorgan Core Bond Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.96	$9.07	$8.83	$10.39	$10.78
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.35	0.33	0.28	0.24	0.21
Net realized and unrealized gain (loss)	0.28	(0.13)	0.24	(1.54)	(0.33)
Total income (loss) from investment operations	0.63	0.20	0.52	(1.30)	(0.12)
Less Distributions
Distributions from net investment income	(0.39)	(0.31)	(0.28)	(0.26)	(0.27)
Total distributions	(0.39)	(0.31)	(0.28)	(0.26)	(0.27)
Net Asset Value, End of Period	$9.20	$8.96	$9.07	$8.83	$10.39
Total Return (%) (b)	7.22	2.28	5.99	(12.58)	(1.24)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.59	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.45	0.45	0.45	0.44	0.44
Ratio of net investment income (loss) to average net assets (%)	3.83	3.65	3.20	2.55	2.01
Portfolio turnover rate (%)	33	24 (d)	18 (d)	55 (d)	53 (d)
Net assets, end of period (in millions)	$748.9	$760.1	$873.1	$900.4	$1,081.7

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.94	$9.05	$8.81	$10.37	$10.76
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.31	0.26	0.21	0.18
Net realized and unrealized gain (loss)	0.29	(0.13)	0.24	(1.54)	(0.33)
Total income (loss) from investment operations	0.61	0.18	0.50	(1.33)	(0.15)
Less Distributions
Distributions from net investment income	(0.37)	(0.29)	(0.26)	(0.23)	(0.24)
Total distributions	(0.37)	(0.29)	(0.26)	(0.23)	(0.24)
Net Asset Value, End of Period	$9.18	$8.94	$9.05	$8.81	$10.37
Total Return (%) (b)	6.95	2.05	5.71	(12.87)	(1.46)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.83	0.83
Net ratio of expenses to average net assets (%) (c)	0.70	0.70	0.70	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	3.58	3.40	2.96	2.29	1.76
Portfolio turnover rate (%)	33	24 (d)	18 (d)	55 (d)	53 (d)
Net assets, end of period (in millions)	$465.2	$472.7	$457.1	$417.4	$530.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 22%, 17%, 33% and 27% for the years ended December 31, 2024, 2023,
2022 and 2021, respectively.

See accompanying notes to financial statements.
BHFTI-271

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—43.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 1.1%
BAE Systems PLC	54,126	$1,244,304
BWX Technologies, Inc.	2,911	503,137
General Dynamics Corp.	2,642	889,456
Howmet Aerospace, Inc.	14,036	2,877,661
RTX Corp.	8,636	1,583,842
Safran SA	22,642	7,878,985
		14,977,385
Air Freight & Logistics — 0.1%
FedEx Corp.	3,716	1,073,404
Automobile Components — 0.1%
Cie Generale des Etablissements Michelin SCA	32,149	1,066,185
Gentex Corp.	7,215	167,893
Sumitomo Electric Industries Ltd.	21,400	866,464
		2,100,542
Automobiles — 0.8%
Kia Corp.	16,838	1,418,376
Suzuki Motor Corp.	111,000	1,648,566
Tesla, Inc. (a)	12,332	5,545,947
Toyota Motor Corp.	145,200	3,106,092
		11,718,981
Banks — 4.3%
Banco Bilbao Vizcaya Argentaria SA	94,749	2,216,192
Banco Santander SA	225,717	2,648,754
Bank Central Asia Tbk. PT	2,490,800	1,202,301
Bank of America Corp.	91,859	5,052,245
Bank Rakyat Indonesia Persero Tbk. PT	4,408,514	967,521
Capitec Bank Holdings Ltd.	7,741	1,943,906
Credicorp Ltd.	4,322	1,240,414
DBS Group Holdings Ltd.	147,270	6,445,179
Erste Group Bank AG	11,484	1,381,636
Fifth Third Bancorp (b)	8,340	390,395
First Citizens BancShares, Inc. - Class A	639	1,371,409
Grupo Financiero Banorte SAB de CV - Class O	117,044	1,084,416
HDFC Bank Ltd.	217,680	2,409,499
HDFC Bank Ltd. (ADR)	23,452	856,936
Itau Unibanco Holding SA (ADR) (b)	185,503	1,328,202
KBC Group NV	11,996	1,559,277
Kotak Mahindra Bank Ltd.	76,768	1,881,774
M&T Bank Corp.	8,462	1,704,924
Mitsubishi UFJ Financial Group, Inc.	351,800	5,586,690
NatWest Group PLC	360,020	3,140,080
Nordea Bank Abp	119,917	2,260,475
NU Holdings Ltd. - Class A (a)	131,402	2,199,670
Regions Financial Corp.	35,265	955,682
Sberbank of Russia PJSC † (a) (c) (d)	2,160	0
Standard Chartered PLC	54,285	1,325,695
U.S. Bancorp	36,779	1,962,528
UniCredit SpA	29,893	2,481,589
Wells Fargo & Co.	54,070	5,039,324
		60,636,713
Security Description	Shares	Value
Beverages — 0.6%
Coca-Cola Co.	43,698	$3,054,927
Diageo PLC	28,593	615,913
Fomento Economico Mexicano SAB de CV (ADR)	8,574	866,574
Heineken NV	21,509	1,759,467
Keurig Dr. Pepper, Inc.	17,232	482,668
Kweichow Moutai Co. Ltd. - Class A	5,756	1,133,561
Pernod Ricard SA	4,811	411,865
Wuliangye Yibin Co. Ltd. - Class A	19,000	287,820
		8,612,795
Biotechnology — 0.7%
AbbVie, Inc.	18,224	4,164,002
Alnylam Pharmaceuticals, Inc. (a)	2,027	806,037
Gilead Sciences, Inc.	5,110	627,201
Insmed, Inc. (a)	6,910	1,202,616
Natera, Inc. (a)	3,231	740,190
Neurocrine Biosciences, Inc. (a)	5,276	748,295
Nuvalent, Inc. - Class A (a)	1,805	181,565
Regeneron Pharmaceuticals, Inc.	1,042	804,288
uniQure NV (a)	2,537	60,711
Vertex Pharmaceuticals, Inc. (a)	846	383,543
		9,718,448
Broadline Retail — 1.6%
Alibaba Group Holding Ltd.	80,400	1,471,432
Amazon.com, Inc. (a)	65,254	15,061,928
MercadoLibre, Inc. (a)	1,124	2,264,028
Next PLC	7,467	1,373,814
Prosus NV	18,379	1,135,155
Sea Ltd. (ADR) (a)	8,766	1,118,279
		22,424,636
Building Products — 0.4%
Carlisle Cos., Inc.	1,022	326,897
Fortune Brands Innovations, Inc.	4,219	211,034
Hayward Holdings, Inc. (a)	25,773	398,193
Kingspan Group PLC	9,382	810,701
Trane Technologies PLC	10,141	3,946,877
		5,693,702
Capital Markets — 2.0%
3i Group PLC	52,259	2,273,652
B3 SA - Brasil Bolsa Balcao	207,812	540,924
Blackstone, Inc.	3,636	560,453
Charles Schwab Corp.	48,349	4,830,549
CME Group, Inc.	9,207	2,514,248
Deutsche Boerse AG	8,478	2,226,841
Goldman Sachs Group, Inc.	1,569	1,379,151
Hong Kong Exchanges & Clearing Ltd.	58,700	3,067,073
Interactive Brokers Group, Inc. - Class A	8,328	535,574
Intercontinental Exchange, Inc.	1,834	297,035
Japan Exchange Group, Inc.	99,400	1,060,930
London Stock Exchange Group PLC	10,580	1,273,986
Morgan Stanley	12,588	2,234,748
Raymond James Financial, Inc.	4,080	655,207
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-272

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Capital Markets—(Continued)
Robinhood Markets, Inc. - Class A (a)	7,914	$895,073
State Street Corp.	10,850	1,399,758
UBS Group AG	54,432	2,516,231
		28,261,433
Chemicals — 0.5%
Air Liquide SA	9,918	1,866,417
Axalta Coating Systems Ltd. (a)	16,142	521,548
LG Chem Ltd.	1,660	381,377
Linde PLC	6,219	2,651,720
Novonesis (Novozymes) - B Shares (b)	17,091	1,094,505
Shin-Etsu Chemical Co. Ltd.	33,900	1,054,226
		7,569,793
Communications Equipment — 0.1%
Ciena Corp. (a)	3,022	706,755
Cisco Systems, Inc.	7,492	577,109
		1,283,864
Construction & Engineering — 0.3%
Comfort Systems USA, Inc.	675	629,971
Obayashi Corp.	53,400	1,115,451
Quanta Services, Inc.	2,377	1,003,237
Vinci SA	9,060	1,272,271
WillScot Holdings Corp. (b)	38,053	716,538
		4,737,468
Construction Materials — 0.0%
Martin Marietta Materials, Inc.	912	567,866
Consumer Finance — 0.4%
American Express Co.	9,143	3,382,453
Capital One Financial Corp.	8,481	2,055,455
		5,437,908
Consumer Staples Distribution & Retail — 0.7%
Bid Corp. Ltd.	37,533	956,146
BJ's Wholesale Club Holdings, Inc. (a) (b)	7,528	677,746
Casey's General Stores, Inc.	850	469,803
Koninklijke Ahold Delhaize NV	34,162	1,401,079
President Chain Store Corp.	82,000	577,751
Raia Drogasil SA	85,583	367,069
Wal-Mart de Mexico SAB de CV (b)	281,916	876,863
Walmart, Inc.	37,517	4,179,769
		9,506,226
Containers & Packaging — 0.2%
Graphic Packaging Holding Co.	14,138	212,918
International Paper Co. (b)	7,451	293,495
Packaging Corp. of America	2,915	601,160
Silgan Holdings, Inc. (b)	13,876	560,174
Smurfit WestRock PLC	12,268	474,404
		2,142,151
Security Description	Shares	Value
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	49,414	$1,227,444
Deutsche Telekom AG	45,701	1,482,419
Koninklijke KPN NV	374,620	1,752,530
Telstra Group Ltd.	548,440	1,779,110
Verizon Communications, Inc.	11,862	483,139
		6,724,642
Electric Utilities — 0.9%
Entergy Corp.	2,272	210,001
Iberdrola SA (b)	115,731	2,505,012
NextEra Energy, Inc.	40,403	3,243,553
PG&E Corp.	36,132	580,641
Southern Co. (b)	47,925	4,179,060
SSE PLC	33,502	982,357
Xcel Energy, Inc.	11,412	842,890
		12,543,514
Electrical Equipment — 0.5%
AMETEK, Inc.	3,932	807,279
Eaton Corp. PLC	2,717	865,391
Emerson Electric Co.	15,749	2,090,207
Legrand SA	18,415	2,736,579
WEG SA	140,409	1,257,614
		7,757,070
Electronic Equipment, Instruments & Components — 0.5%
CDW Corp.	3,408	464,170
Delta Electronics, Inc.	70,867	2,156,305
Jabil, Inc. (b)	2,741	625,003
Keyence Corp.	6,900	2,499,903
TD SYNNEX Corp.	5,072	761,966
		6,507,347
Energy Equipment & Services — 0.2%
Baker Hughes Co.	42,029	1,914,001
TechnipFMC PLC	14,204	632,930
		2,546,931
Entertainment — 1.0%
NetEase, Inc.	64,775	1,782,548
Netflix, Inc. (a)	17,660	1,655,802
Nintendo Co. Ltd.	20,800	1,405,026
ROBLOX Corp. - Class A (a)	3,653	296,003
Spotify Technology SA (a)	1,152	668,978
Take-Two Interactive Software, Inc. (a)	3,715	951,152
Tencent Music Entertainment Group (ADR) (b)	29,931	524,690
Walt Disney Co.	63,812	7,259,891
Warner Music Group Corp. - Class A (b)	11,478	352,030
		14,896,120
Financial Services — 0.9%
Berkshire Hathaway, Inc. - Class B (a)	6,140	3,086,271
Corpay, Inc. (a)	2,284	687,324
Fidelity National Information Services, Inc.	21,167	1,406,759
Mastercard, Inc. - Class A	11,641	6,645,614
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-273

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Financial Services—(Continued)
MGIC Investment Corp.	27,503	$803,638
Sony Financial Group, Inc. (a)	143,000	151,318
		12,780,924
Food Products — 0.4%
Ajinomoto Co., Inc.	59,000	1,247,898
Inner Mongolia Yili Industrial Group Co. Ltd. - Class A	120,600	493,299
Nestle SA	27,781	2,761,248
Post Holdings, Inc. (a)	7,176	710,783
		5,213,228
Ground Transportation — 0.1%
JB Hunt Transport Services, Inc.	3,721	723,139
Union Pacific Corp.	4,254	984,035
		1,707,174
Health Care Equipment & Supplies — 0.5%
EssilorLuxottica SA	3,931	1,242,880
Hoya Corp.	9,500	1,438,956
Intuitive Surgical, Inc. (a)	1,748	989,997
Medtronic PLC	32,058	3,079,492
		6,751,325
Health Care Providers & Services — 0.6%
Cencora, Inc.	5,405	1,825,539
Cigna Group	4,115	1,132,571
HCA Healthcare, Inc.	1,166	544,359
Henry Schein, Inc. (a)	9,849	744,387
Humana, Inc.	3,476	890,308
Labcorp Holdings, Inc.	3,779	948,076
UnitedHealth Group, Inc.	8,098	2,673,231
		8,758,471
Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	18,042	319,885
Hotels, Restaurants & Leisure — 1.6%
Booking Holdings, Inc.	355	1,901,142
Chipotle Mexican Grill, Inc. (a)	14,658	542,346
Compass Group PLC	57,587	1,832,131
Darden Restaurants, Inc.	1,793	329,948
DoorDash, Inc. - Class A (a)	4,733	1,071,930
Expedia Group, Inc.	8,098	2,294,244
Flutter Entertainment PLC (a)	1,953	419,973
H World Group Ltd. (ADR) (b)	15,274	718,642
Hilton Worldwide Holdings, Inc.	1,207	346,711
InterContinental Hotels Group PLC	7,735	1,083,497
Marriott International, Inc. - Class A	7,404	2,297,017
McDonald's Corp.	14,843	4,536,466
Trip.com Group Ltd.	18,250	1,309,140
Yum China Holdings, Inc. (b)	19,202	916,703
Yum! Brands, Inc.	24,288	3,674,289
		23,274,179
Security Description	Shares	Value
Household Durables — 0.6%
Garmin Ltd.	2,006	$406,917
Midea Group Co. Ltd. - Class A	120,800	1,350,501
Mohawk Industries, Inc. (a)	4,541	496,331
Sony Group Corp.	267,200	6,829,674
		9,083,423
Household Products — 0.1%
Procter & Gamble Co.	5,156	738,906
Industrial Conglomerates — 0.7%
3M Co.	15,822	2,533,102
Bidvest Group Ltd.	22,588	323,764
Hitachi Ltd.	72,400	2,246,112
Siemens AG	18,190	5,108,408
		10,211,386
Industrial REITs — 0.0%
EastGroup Properties, Inc.	1,562	278,255
Insurance — 1.4%
AIA Group Ltd.	447,600	4,597,520
Allianz SE	4,435	2,034,194
Arch Capital Group Ltd. (a)	4,063	389,723
Arthur J Gallagher & Co. (b)	3,758	972,533
Chubb Ltd.	2,042	637,349
HDFC Life Insurance Co. Ltd.	91,675	765,361
Kinsale Capital Group, Inc.	856	334,799
Loews Corp.	10,297	1,084,377
Marsh & McLennan Cos., Inc.	2,337	433,560
Medibank Pvt Ltd.	309,344	986,913
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,200	2,773,589
Ping An Insurance Group Co. of China Ltd. - Class H	173,500	1,459,454
Progressive Corp.	2,738	623,497
Tokio Marine Holdings, Inc.	30,900	1,147,189
Travelers Cos., Inc.	3,450	1,000,707
		19,240,765
Interactive Media & Services — 2.1%
Alphabet, Inc. - Class A	19,500	6,103,500
Alphabet, Inc. - Class C	20,572	6,455,494
Angi, Inc. (a)	5,806	75,071
Meta Platforms, Inc. - Class A	17,478	11,537,053
Reddit, Inc. - Class A (a) (b)	2,411	554,216
Tencent Holdings Ltd.	67,800	5,195,327
		29,920,661
IT Services — 0.6%
Capgemini SE (b)	7,907	1,309,499
Cloudflare, Inc. - Class A (a)	1,389	273,842
EPAM Systems, Inc. (a)	2,898	593,742
GoDaddy, Inc. - Class A (a)	3,156	391,597
Infosys Ltd. (ADR) (b)	136,995	2,441,251
Shopify, Inc. - Class A (a)	3,903	628,266
Snowflake, Inc. - Class A (a)	4,306	944,564
Tata Consultancy Services Ltd.	59,960	2,146,006
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-274

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
IT Services—(Continued)
Twilio, Inc. - Class A (a)	3,254	$462,849
		9,191,616
Life Sciences Tools & Services — 0.4%
Danaher Corp.	9,305	2,130,101
IQVIA Holdings, Inc. (a)	2,263	510,103
Lonza Group AG	2,961	2,003,286
Mettler-Toledo International, Inc. (a)	227	316,481
Thermo Fisher Scientific, Inc.	1,211	701,714
		5,661,685
Machinery — 1.0%
Atlas Copco AB - A Shares	255,455	4,576,671
Deere & Co.	663	308,673
Dover Corp.	6,011	1,173,588
IHI Corp.	63,000	1,110,824
ITT, Inc.	5,083	881,951
Middleby Corp. (a)	3,132	465,634
Techtronic Industries Co. Ltd.	101,000	1,160,367
Volvo AB - B Shares	148,841	4,770,936
		14,448,644
Media — 0.1%
Nexstar Media Group, Inc.	2,492	506,001
Omnicom Group, Inc.	8,675	700,506
		1,206,507
Metals & Mining — 0.2%
Rio Tinto Ltd.	10,806	1,058,964
Rio Tinto PLC	20,525	1,637,585
		2,696,549
Multi-Utilities — 0.3%
Dominion Energy, Inc.	29,156	1,708,250
Engie SA	72,306	1,901,185
Public Service Enterprise Group, Inc.	4,100	329,230
		3,938,665
Oil, Gas & Consumable Fuels — 1.2%
Chevron Corp.	7,125	1,085,921
ConocoPhillips	12,781	1,196,429
EOG Resources, Inc.	15,058	1,581,241
Exxon Mobil Corp.	49,646	5,974,400
Kinder Morgan, Inc.	23,489	645,713
Shell PLC	82,911	3,045,674
TotalEnergies SE	24,604	1,603,636
Williams Cos., Inc.	23,359	1,404,109
		16,537,123
Passenger Airlines — 0.0%
Southwest Airlines Co.	16,120	666,240
Personal Care Products — 0.1%
Kao Corp.	40,900	1,636,649
Security Description	Shares	Value
Pharmaceuticals — 1.5%
AstraZeneca PLC	24,919	$4,589,879
Bristol-Myers Squibb Co.	52,125	2,811,622
Eli Lilly & Co.	1,262	1,356,246
Johnson & Johnson	34,145	7,066,308
Merck & Co., Inc.	6,952	731,768
Novartis AG	21,572	2,979,917
Novo Nordisk AS - Class B	21,068	1,073,895
Roche Holding AG	2,711	1,120,370
		21,730,005
Professional Services — 0.2%
Andersen Group, Inc. - Class A (a)	6,043	156,695
Recruit Holdings Co. Ltd.	18,900	1,078,189
RELX PLC (b)	28,928	1,179,059
TransUnion	7,975	683,856
		3,097,799
Real Estate Management & Development — 0.2%
CBRE Group, Inc. - Class A (a)	5,268	847,042
Mitsui Fudosan Co. Ltd.	134,800	1,533,673
Sumitomo Realty & Development Co. Ltd.	15,600	390,949
		2,771,664
Residential REITs — 0.1%
American Homes 4 Rent - Class A	15,744	505,382
AvalonBay Communities, Inc.	1,512	274,141
Mid-America Apartment Communities, Inc.	5,805	806,373
		1,585,896
Retail REITs — 0.1%
Regency Centers Corp.	12,397	855,765
Semiconductors & Semiconductor Equipment — 5.0%
Analog Devices, Inc.	10,831	2,937,367
ASE Technology Holding Co. Ltd.	176,000	1,395,248
ASML Holding NV	6,999	7,481,343
Broadcom, Inc.	22,536	7,799,710
Infineon Technologies AG	71,119	3,151,202
NVIDIA Corp.	136,539	25,464,523
Realtek Semiconductor Corp.	57,000	887,092
SK Hynix, Inc.	10,655	4,824,855
Taiwan Semiconductor Manufacturing Co. Ltd.	266,000	12,994,998
Teradyne, Inc.	3,582	693,332
Texas Instruments, Inc.	6,763	1,173,313
Tokyo Electron Ltd.	10,800	2,371,869
		71,174,852
Software — 1.9%
AppLovin Corp. - Class A (a)	1,475	993,884
Crowdstrike Holdings, Inc. - Class A (a)	1,347	631,420
Figma, Inc. - Class A (a) (b)	1,780	66,519
HubSpot, Inc. (a)	1,172	470,323
Intuit, Inc.	2,214	1,466,598
Microsoft Corp.	41,798	20,214,349
Oracle Corp.	5,671	1,105,335
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-275

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Convertible Bonds—19.0%
Security Description	Shares	Value
Software—(Continued)
Palo Alto Networks, Inc. (a)	4,525	$833,505
Sage Group PLC	25,312	368,585
SAP SE	2,467	603,621
ServiceNow, Inc. (a)	2,625	402,124
		27,156,263
Specialized REITs — 0.3%
American Tower Corp.	8,806	1,546,069
Equinix, Inc.	862	660,430
Public Storage	2,417	627,212
Rayonier, Inc.	15,970	345,751
SBA Communications Corp.	2,598	502,531
Weyerhaeuser Co.	18,734	443,808
		4,125,801
Specialty Retail — 0.8%
AutoZone, Inc. (a)	393	1,332,859
Best Buy Co., Inc.	6,722	449,903
Burlington Stores, Inc. (a)	4,322	1,248,410
Carvana Co. (a)	1,464	617,837
Industria de Diseno Textil SA (b)	19,460	1,281,838
Lowe's Cos., Inc.	15,442	3,723,993
Murphy USA, Inc.	1,044	421,275
TJX Cos., Inc.	7,146	1,097,697
Ulta Beauty, Inc. (a)	1,260	762,313
		10,936,125
Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	75,123	20,422,939
Hewlett Packard Enterprise Co.	45,040	1,081,861
Quanta Computer, Inc.	72,000	623,280
Samsung Electronics Co. Ltd. (GDR)	2,471	5,105,086
Western Digital Corp.	2,783	479,427
		27,712,593
Textiles, Apparel & Luxury Goods — 0.6%
Cie Financiere Richemont SA - Class A	10,392	2,242,762
Columbia Sportswear Co.	6,730	370,756
Kering SA	2,384	841,223
Kontoor Brands, Inc.	7,857	479,984
LVMH Moet Hennessy Louis Vuitton SE	6,044	4,556,572
NIKE, Inc. - Class B	3,578	227,954
		8,719,251
Tobacco — 0.2%
ITC Ltd.	265,060	1,188,763
Philip Morris International, Inc.	10,080	1,616,832
		2,805,595
Trading Companies & Distributors — 0.1%
ITOCHU Corp.	152,500	1,924,952
Total Common Stocks (Cost $494,080,842)		616,297,760

Security Description	Principal Amount*	Value

Aerospace/Defense — 0.5%
MTU Aero Engines AG
0.050%, 03/18/27 (EUR)	1,800,000	$2,357,568
Rheinmetall AG
2.250%, 02/07/30 (EUR)	700,000	4,157,485
		6,515,053
Airlines — 0.4%
Deutsche Lufthansa AG
Zero Coupon, 09/10/32 (EUR)	1,600,000	1,972,456
International Consolidated Airlines Group SA
1.125%, 05/18/28 (EUR)	2,200,000	3,843,860
		5,816,316
Banks — 0.4%
Barclays Bank PLC
1.000%, 02/16/29 (b)	2,431,000	2,580,920
Morgan Stanley Finance LLC
Zero Coupon, 03/21/28	2,100,000	2,782,500
		5,363,420
Beverages — 0.1%
Fomento Economico Mexicano SAB de CV
2.625%, 02/24/26 (EUR)	1,600,000	1,879,328
Building Materials — 0.1%
TCC Group Holdings Co. Ltd.
Zero Coupon, 03/28/30	900,000	920,729
Chemicals — 0.3%
LG Chem Ltd.
1.750%, 06/16/28	3,100,000	3,673,500
Commercial Services — 0.6%
Elis SA
2.250%, 09/22/29 (EUR)	1,100,000	1,986,245
Euronet Worldwide, Inc.
0.625%, 10/01/30 (144A) (b)	2,591,000	2,362,668
Global Payments, Inc.
1.500%, 03/01/31 (b)	5,340,000	4,789,980
		9,138,893
Computers — 0.1%
Lenovo Group Ltd.
2.500%, 08/26/29	1,751,000	2,159,746
Diversified Financial Services — 0.9%
Citigroup Global Markets Funding Luxembourg SCA
Zero Coupon, 03/15/28 (EUR)	800,000	985,245
Citigroup Global Markets Holdings, Inc.
Zero Coupon, 10/10/28	1,000,000	1,066,920
0.800%, 02/05/30 (144A) (EUR)	1,000,000	1,283,112
1.000%, 04/09/29 (144A) (EUR)	1,000,000	1,177,696
Euronext NV
1.500%, 05/30/32 (EUR)	1,100,000	1,281,474
Goldman Sachs Finance Corp. International Ltd.
Zero Coupon, 03/15/27	1,500,000	2,454,600
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-276

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Convertible Bonds—(Continued)
Security Description	Principal Amount*	Value
Diversified Financial Services—(Continued)
Goldman Sachs Finance Corp. International Ltd.
Zero Coupon, 03/13/28	1,400,000	$1,487,500
Zero Coupon, 05/07/30 (EUR)	1,200,000	1,658,957
Merrill Lynch BV
0.100%, 04/28/30 (EUR)	1,000,000	1,101,162
		12,496,666
Electric — 3.1%
Alliant Energy Corp.
3.250%, 05/30/28 (144A)	2,904,000	2,963,242
CenterPoint Energy, Inc.
4.250%, 08/15/26	3,677,000	4,020,799
CMS Energy Corp.
3.375%, 05/01/28	3,712,000	3,969,984
Duke Energy Corp.
4.125%, 04/15/26	3,953,000	4,071,590
Evergy, Inc.
4.500%, 12/15/27	3,831,000	4,662,327
FirstEnergy Corp.
3.875%, 01/15/31 (144A)	4,096,000	4,407,296
Iberdrola Finanzas SA
0.800%, 12/07/27 (EUR)	2,000,000	3,293,301
PPL Capital Funding, Inc.
2.875%, 03/15/28	2,503,000	2,747,042
Southern Co.
4.500%, 06/15/27 (b)	7,300,000	7,789,100
WEC Energy Group, Inc.
4.375%, 06/01/29	5,626,000	6,562,729
		44,487,410
Electrical Components & Equipment — 0.6%
Legrand SA
1.500%, 06/23/33 (EUR)	2,300,000	2,873,281
Schneider Electric SE
1.970%, 11/27/30 (EUR)	3,900,000	5,799,022
		8,672,303
Electronics — 0.3%
Avnet, Inc.
1.750%, 09/01/30 (144A)	768,000	756,864
Hon Hai Precision Industry Co. Ltd.
Zero Coupon, 08/05/26	2,100,000	3,097,308
		3,854,172
Engineering & Construction — 0.9%
Cellnex Telecom SA
0.500%, 07/05/28 (EUR)	6,100,000	7,480,442
2.125%, 08/11/30 (EUR)	2,600,000	3,231,726
Vinci SA
0.700%, 02/18/30 (EUR)	1,900,000	2,316,506
		13,028,674
Gas — 0.2%
Snam SpA
3.250%, 09/29/28 (EUR)	1,300,000	2,597,905
Security Description	Principal Amount*	Value
Healthcare-Products — 0.1%
Envista Holdings Corp.
1.750%, 08/15/28	1,346,000	$1,290,477
Healthcare-Services — 0.2%
Fresenius SE & Co. KGaA
Zero Coupon, 03/11/28 (EUR)	2,000,000	2,317,494
Home Builders — 0.1%
Meritage Homes Corp.
1.750%, 05/15/28	1,706,000	1,677,844
Internet — 2.5%
Alibaba Group Holding Ltd.
Zero Coupon, 07/09/32 (HKD)	23,000,000	3,157,709
0.500%, 06/01/31	5,318,000	8,258,854
Baidu, Inc.
Zero Coupon, 03/12/32	6,200,000	6,298,931
JD.com, Inc.
0.250%, 06/01/29 (b)	5,951,000	5,948,024
Meituan
Zero Coupon, 04/27/28	2,900,000	2,889,850
Uber Technologies, Inc.
Zero Coupon, 05/15/28 (144A)	2,459,000	2,394,820
0.875%, 12/01/28	4,434,000	5,750,898
Weibo Corp.
1.375%, 12/01/30	781,000	904,398
		35,603,484
Investment Companies — 0.5%
HAT Holdings I LLC/HAT Holdings II LLC
3.750%, 08/15/28 (144A)	1,181,000	1,501,287
Simon Global Development BV
3.500%, 11/14/26 (EUR)	2,100,000	3,044,278
Wendel SE
2.625%, 03/27/26 (EUR)	2,000,000	2,350,081
		6,895,646
Iron/Steel — 0.1%
JFE Holdings, Inc.
Zero Coupon, 09/28/28 (JPY)	300,000,000	1,943,948
Lodging — 0.1%
Accor SA
0.700%, 12/07/27 (EUR)	3,101,600	2,107,996
Mining — 0.7%
Gold Pole Capital Co. Ltd.
1.000%, 06/25/29	5,300,000	9,981,718
Oil & Gas — 0.5%
Deep Development Ltd.
0.750%, 05/20/32 (HKD)	21,000,000	2,857,492
Eni SpA
2.950%, 09/14/30 (EUR)	2,900,000	3,627,484
		6,484,976
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-277

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Convertible Bonds—(Continued)
Security Description	Principal Amount*	Value
Real Estate — 0.8%
Fastighets AB Balder
3.500%, 02/23/28 (EUR)	1,400,000	$1,912,704
LEG Properties BV
1.000%, 09/04/30 (EUR)	3,200,000	3,636,539
TAG Immobilien AG
0.625%, 03/11/31 (EUR)	1,700,000	2,032,922
Vonovia SE
0.875%, 05/20/32 (EUR)	3,400,000	3,861,824
		11,443,989
Real Estate Investment Trusts — 2.0%
Boston Properties LP
2.000%, 10/01/30 (144A)	2,592,000	2,502,576
CIP Funding Pty. Ltd.
3.500%, 09/03/30 (AUD)	900,000	610,825
COPT Defense Properties LP
5.250%, 09/15/28 (144A)	1,207,000	1,349,133
DEXUS Finance Pty. Ltd.
3.500%, 11/24/27 (AUD)	1,700,000	1,222,418
Digital Realty Trust LP
1.875%, 11/15/29 (144A)	3,184,000	3,228,576
Federal Realty OP LP
3.250%, 01/15/29 (144A) (b)	1,359,000	1,371,911
Rexford Industrial Realty LP
4.125%, 03/15/29 (144A)	4,375,000	4,360,563
Ventas Realty LP
3.750%, 06/01/26	2,383,000	3,364,796
Welltower OP LLC
2.750%, 05/15/28 (144A) (b)	3,096,000	6,063,516
3.125%, 07/15/29 (144A) (b)	2,521,000	3,806,710
		27,881,024
Retail — 0.3%
Anllian Capital 2 Ltd.
Zero Coupon, 12/05/29 (EUR)	3,900,000	4,571,822
Semiconductors — 1.1%
SK Hynix, Inc.
1.750%, 04/11/30	2,600,000	14,214,760
STMicroelectronics NV
Zero Coupon, 08/04/27	2,000,000	1,943,366
		16,158,126
Software — 0.9%
Akamai Technologies, Inc.
0.250%, 05/15/33 (144A)	3,211,000	3,549,761
0.375%, 09/01/27	6,129,000	6,144,322
1.125%, 02/15/29	3,007,000	2,970,916
		12,664,999
Telecommunications — 0.3%
Xiaomi Best Time International Ltd.
Zero Coupon, 12/17/27	3,400,000	4,039,017
Security Description	Principal Amount*	Value
Water — 0.3%
American Water Capital Corp.
3.625%, 06/15/26	4,456,000	$4,437,285
Total Convertible Bonds (Cost $247,344,399)		270,103,960

Corporate Bonds & Notes—11.5%
Aerospace/Defense — 0.2%
BAE Systems PLC
1.900%, 02/15/31 (144A)	200,000	177,400
Boeing Co.
3.100%, 05/01/26	80,000	79,683
3.250%, 03/01/28	100,000	98,147
3.825%, 03/01/59	79,000	54,839
3.950%, 08/01/59	325,000	229,995
5.150%, 05/01/30	150,000	154,127
5.805%, 05/01/50	80,000	78,688
6.528%, 05/01/34	65,000	71,913
7.008%, 05/01/64	76,000	86,355
GE Capital Funding LLC
4.550%, 05/15/32	200,000	202,035
L3Harris Technologies, Inc.
5.250%, 06/01/31	80,000	83,233
5.400%, 07/31/33	100,000	104,154
Lockheed Martin Corp.
5.700%, 11/15/54	150,000	151,330
RTX Corp.
1.900%, 09/01/31	347,000	304,608
4.150%, 05/15/45	253,000	211,156
4.875%, 10/15/40	240,000	231,727
		2,319,390
Agriculture — 0.3%
Altria Group, Inc.
2.450%, 02/04/32	360,000	318,341
3.400%, 02/04/41	274,000	211,868
4.500%, 08/06/30	160,000	161,276
5.625%, 02/06/35	210,000	218,334
BAT Capital Corp.
3.734%, 09/25/40	229,000	185,257
4.390%, 08/15/37	151,000	139,095
4.540%, 08/15/47	141,000	116,963
5.834%, 02/20/31	89,000	94,422
7.079%, 08/02/43	234,000	262,833
Bunge Ltd. Finance Corp.
3.200%, 04/21/31	200,000	188,198
4.650%, 09/17/34 (b)	76,000	74,570
Imperial Brands Finance PLC
5.500%, 02/01/30 (144A)	560,000	580,105
5.875%, 07/01/34 (144A)	440,000	460,072
Japan Tobacco, Inc.
5.850%, 06/15/35 (144A)	205,000	218,566
Philip Morris International, Inc.
3.875%, 08/21/42	59,000	48,623
4.625%, 10/29/35	435,000	425,552
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-278

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Agriculture—(Continued)
Philip Morris International, Inc.
4.750%, 11/01/31 (b)	545,000	$556,473
5.125%, 02/13/31	214,000	221,747
5.375%, 02/15/33 (b)	347,000	362,854
		4,845,149
Airlines — 0.2%
Air Canada Pass-Through Trust
3.550%, 07/15/31 (144A)	449,120	429,883
3.600%, 09/15/28 (144A)	65,750	65,006
3.750%, 06/15/29 (144A)	325,138	320,564
American Airlines Pass-Through Trust
3.200%, 12/15/29	233,800	228,587
3.600%, 03/22/29	109,983	108,912
4.100%, 07/15/29	77,196	76,148
British Airways Pass-Through Trust
3.300%, 06/15/34 (144A)	93,303	88,100
4.125%, 03/20/33 (144A)	287,575	278,748
Delta Air Lines Pass-Through Trust
3.625%, 01/30/29	73,294	72,445
United Airlines Pass-Through Trust
3.450%, 06/01/29	270,323	266,398
3.700%, 09/01/31	45,542	43,472
4.150%, 02/25/33	142,753	140,168
5.450%, 08/15/38	187,311	192,566
5.875%, 08/15/38	208,553	213,636
		2,524,633
Auto Manufacturers — 0.2%
Ford Motor Co.
3.250%, 02/12/32	383,000	337,487
Ford Motor Credit Co. LLC
5.800%, 03/08/29	405,000	413,807
7.200%, 06/10/30 (b)	214,000	229,303
General Motors Co.
5.950%, 04/01/49 (b)	76,000	73,759
General Motors Financial Co., Inc.
5.900%, 01/07/35	290,000	301,918
5.950%, 04/04/34	169,000	176,871
6.100%, 01/07/34	169,000	179,146
6.150%, 07/15/35	80,000	84,303
Stellantis Finance U.S., Inc.
6.450%, 03/18/35 (144A) (b)	200,000	207,902
Volkswagen Group of America Finance LLC
5.300%, 03/22/27 (144A)	448,000	453,499
5.800%, 03/27/35 (144A)	200,000	207,142
		2,665,137
Auto Parts & Equipment — 0.0%
Qnity Electronics, Inc.
5.750%, 08/15/32 (144A)	101,000	103,267
Banks — 3.5%
ABN AMRO Bank NV
2.470%, 1Y H15 + 1.100%, 12/13/29 (144A) (e)	300,000	285,917
Security Description	Principal Amount*	Value

Banks—(Continued)
AIB Group PLC
5.320%, SOFR + 1.650%, 05/15/31 (144A) (b) (e)	705,000	$727,522
6.608%, SOFR + 2.330%, 09/13/29 (144A) (e)	200,000	212,393
Banco Santander SA
5.127%, 11/06/35 (b)	200,000	199,930
5.588%, 08/08/28	400,000	414,560
Bank of America Corp.
2.676%, SOFR + 1.930%, 06/19/41 (e)	202,000	148,940
2.687%, SOFR + 1.320%, 04/22/32 (e)	1,040,000	954,360
3.846%, 5Y H15 + 2.000%, 03/08/37 (b) (e)	107,000	100,766
3.974%, 3M TSFR + 1.472%, 02/07/30 (e)	1,067,000	1,060,992
4.571%, SOFR + 1.830%, 04/27/33 (e)	85,000	84,792
5.162%, SOFR + 1.000%, 01/24/31 (e)	175,000	180,662
5.202%, SOFR + 1.630%, 04/25/29 (e)	898,000	920,996
5.288%, SOFR + 1.910%, 04/25/34 (e)	205,000	211,057
5.464%, SOFR + 1.640%, 05/09/36 (b) (e)	518,000	539,249
5.511%, SOFR + 1.310%, 01/24/36 (e)	240,000	250,224
5.518%, SOFR + 1.738%, 10/25/35 (e)	115,000	117,786
6.250%, 5Y H15 + 2.351%, 07/26/30 (e)	413,000	419,487
6.625%, 5Y H15 + 2.684%, 05/01/30 (b) (e)	119,000	123,992
Bank of Ireland Group PLC
2.029%, 1Y H15 + 1.100%, 09/30/27 (144A) (e)	200,000	196,848
5.601%, SOFR + 1.620%, 03/20/30 (144A) (e)	460,000	477,754
Bank of New York Mellon Corp.
6.474%, SOFR + 1.845%, 10/25/34 (e)	150,000	167,806
Barclays PLC
6.224%, SOFR + 2.980%, 05/09/34 (e)	230,000	247,320
BNP Paribas SA
3.132%, SOFR + 1.561%, 01/20/33 (144A) (b) (e)	270,000	246,259
4.792%, SOFR + 1.450%, 05/09/29 (144A) (e)	200,000	202,221
5.335%, 1Y H15 + 1.500%, 06/12/29 (144A) (e)	205,000	210,328
5.497%, SOFR + 1.590%, 05/20/30 (144A) (e)	260,000	268,960
5.786%, SOFR + 1.620%, 01/13/33 (144A) (e)	200,000	209,947
7.750%, 5Y H15 + 4.899%, 08/16/29 (144A) (e)	300,000	316,854
BPCE SA
6.027%, SOFR + 1.956%, 05/28/36 (144A) (e)	250,000	262,172
6.293%, SOFR + 2.040%, 01/14/36 (144A) (e)	525,000	560,335
6.714%, SOFR + 2.270%, 10/19/29 (144A) (e)	250,000	265,207
CaixaBank SA
6.684%, SOFR + 2.080%, 09/13/27 (144A) (e)	288,000	292,989
6.840%, SOFR + 2.770%, 09/13/34 (144A) (e)	808,000	901,143
Citigroup, Inc.
2.520%, SOFR + 1.177%, 11/03/32 (e)	578,000	517,829
2.561%, SOFR + 1.167%, 05/01/32 (e)	240,000	217,806
3.980%, 3M TSFR + 1.600%, 03/20/30 (e)	667,000	660,953
4.503%, SOFR + 1.171%, 09/11/31 (e)	319,000	319,987
4.542%, SOFR + 1.338%, 09/19/30 (e)	102,000	102,811
4.952%, SOFR + 1.463%, 05/07/31 (e)	600,000	612,831
5.174%, SOFR + 1.488%, 09/11/36 (e)	450,000	454,206
5.333%, SOFR + 1.465%, 03/27/36 (b) (e)	289,000	295,633
5.827%, SOFR + 2.056%, 02/13/35 (e)	203,000	210,960
6.750%, 5Y H15 + 2.572%, 02/15/30 (b) (e)	290,000	295,199
6.875%, 5Y H15 + 2.890%, 08/15/30 (e)	200,000	207,821
6.950%, 5Y H15 + 2.726%, 02/15/30 (e)	187,000	192,792
7.125%, 5Y H15 + 2.693%, 08/15/29 (e)	329,000	339,188
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-279

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Banks—(Continued)
Credit Agricole SA
6.700%, 5Y USD SOFR ICE Swap + 3.596%, 09/23/34 (144A) (e)	210,000	$213,905
Danske Bank AS
4.613%, 1Y H15 + 1.100%, 10/02/30 (144A) (e)	200,000	201,665
5.705%, 1Y H15 + 1.400%, 03/01/30 (144A) (e)	200,000	207,800
Deutsche Bank AG
4.469%, SOFR + 1.100%, 12/10/31 (b) (e)	150,000	149,489
4.950%, SOFR + 1.300%, 08/04/31 (e)	660,000	666,672
5.297%, SOFR + 1.720%, 05/09/31 (e)	525,000	537,897
5.373%, SOFR + 1.210%, 01/10/29 (b) (e)	155,000	158,173
6.819%, SOFR + 2.510%, 11/20/29 (e)	150,000	159,944
7.079%, SOFR + 3.650%, 02/10/34 (e)	225,000	247,200
Fifth Third Bancorp
4.337%, SOFR + 1.660%, 04/25/33 (b) (e)	120,000	117,307
Goldman Sachs Group, Inc.
2.383%, SOFR + 1.248%, 07/21/32 (e)	400,000	358,245
4.017%, 3M TSFR + 1.635%, 10/31/38 (e)	322,000	289,541
4.369%, SOFR + 1.060%, 10/21/31 (e)	290,000	289,309
4.411%, 3M TSFR + 1.692%, 04/23/39 (e)	140,000	129,343
4.692%, SOFR + 1.135%, 10/23/30 (e)	232,000	235,165
4.939%, SOFR + 1.330%, 10/21/36 (e)	515,000	511,252
5.207%, SOFR + 1.078%, 01/28/31 (e)	305,000	314,957
5.218%, SOFR + 1.580%, 04/23/31 (e)	829,000	856,231
5.330%, SOFR + 1.550%, 07/23/35 (e)	693,000	712,028
5.536%, SOFR + 1.380%, 01/28/36 (e)	91,000	94,447
6.484%, SOFR + 1.770%, 10/24/29 (e)	1,448,000	1,535,584
HSBC Holdings PLC
4.619%, SOFR + 1.190%, 11/06/31 (e)	265,000	265,817
5.130%, SOFR + 1.040%, 11/19/28 (e)	230,000	234,259
5.210%, SOFR + 2.610%, 08/11/28 (e)	310,000	315,231
5.240%, SOFR + 1.570%, 05/13/31 (b) (e)	1,250,000	1,287,846
5.286%, SOFR + 1.290%, 11/19/30 (e)	630,000	650,021
Huntington Bancshares, Inc.
5.272%, SOFR + 1.276%, 01/15/31 (e)	50,000	51,448
5.709%, SOFR + 1.870%, 02/02/35 (e)	200,000	208,919
6.208%, SOFR + 2.020%, 08/21/29 (e)	154,000	161,516
ING Groep NV
4.738%, SOFR + 1.010%, 03/25/29 (e)	355,000	356,600
Intesa Sanpaolo SpA
4.950%, 1Y H15 + 2.750%, 06/01/42 (144A) (e)	435,000	370,064
7.200%, 11/28/33 (144A)	250,000	285,509
KBC Group NV
4.454%, 1Y H15 + 0.850%, 09/23/31 (144A) (b) (e)	400,000	398,976
KeyBank NA
3.900%, 04/13/29	339,000	332,666
KeyCorp
4.789%, SOFR + 2.060%, 06/01/33 (e)	256,000	255,866
5.121%, SOFR + 1.227%, 04/04/31 (b) (e)	85,000	87,296
Lloyds Banking Group PLC
4.943%, 1Y H15 + 0.970%, 11/04/36 (e)	200,000	197,874
M&T Bank Corp.
4.833%, SOFR + 0.930%, 01/16/29 (e)	33,000	33,525
5.179%, SOFR + 1.400%, 07/08/31 (b) (e)	119,000	122,168
5.385%, SOFR + 1.610%, 01/16/36 (e)	152,000	154,455
6.082%, SOFR + 2.260%, 03/13/32 (b) (e)	324,000	344,176
Security Description	Principal Amount*	Value

Banks—(Continued)
Mellon Capital IV
4.521%, 3M TSFR + 0.827%, 01/30/26 (e)	72,000	$57,791
Mitsubishi UFJ Financial Group, Inc.
4.527%, 1Y H15 + 0.800%, 09/12/31 (e)	270,000	271,454
5.159%, 1Y H15 + 1.170%, 04/24/31 (b) (e)	200,000	206,121
Mizuho Financial Group, Inc.
2.869%, 3M TSFR + 1.572%, 09/13/30 (e)	200,000	189,990
5.323%, 1Y H15 + 1.070%, 07/08/36 (b) (e)	200,000	205,452
Morgan Stanley
1.794%, SOFR + 1.034%, 02/13/32 (e)	440,000	386,430
2.484%, SOFR + 1.360%, 09/16/36 (e)	778,000	684,106
2.511%, SOFR + 1.200%, 10/20/32 (e)	338,000	303,138
4.356%, SOFR + 1.074%, 10/22/31 (b) (e)	206,000	205,324
4.654%, SOFR + 1.100%, 10/18/30 (b) (e)	364,000	368,404
4.892%, SOFR + 1.314%, 10/22/36 (b) (e)	249,000	246,796
5.042%, SOFR + 1.215%, 07/19/30 (e)	219,000	224,538
5.192%, SOFR + 1.510%, 04/17/31 (e)	198,000	204,152
5.230%, SOFR + 1.108%, 01/15/31 (e)	280,000	288,816
5.320%, SOFR + 1.555%, 07/19/35 (e)	65,000	66,911
5.466%, SOFR + 1.730%, 01/18/35 (e)	222,000	230,764
5.656%, SOFR + 1.260%, 04/18/30 (e)	280,000	291,711
Morgan Stanley Bank NA
5.504%, SOFR + 0.865%, 05/26/28 (e)	500,000	509,975
Morgan Stanley Private Bank NA
4.465%, SOFR + 1.020%, 11/19/31 (e)	300,000	300,785
4.734%, SOFR + 1.080%, 07/18/31 (b) (e)	285,000	288,904
NatWest Group PLC
5.076%, 01/27/30	200,000	204,420
8.125%, 5Y H15 + 3.752%, 11/10/33 (e)	200,000	225,028
NatWest Markets PLC
4.412%, 11/06/30 (144A)	260,000	260,276
5.410%, 05/17/29 (144A)	200,000	207,492
PNC Financial Services Group, Inc.
3.400%, 5Y H15 + 2.595%, 09/15/26 (e)	7,000	6,862
4.812%, SOFR + 1.259%, 10/21/32 (e)	178,000	181,146
5.068%, SOFR + 1.933%, 01/24/34 (e)	209,000	213,833
5.373%, SOFR + 1.417%, 07/21/36 (e)	190,000	195,412
6.250%, 7Y H15 + 2.808%, 03/15/30 (b) (e)	134,000	138,340
6.875%, SOFR + 2.284%, 10/20/34 (e)	279,000	315,724
Royal Bank of Canada
4.650%, SOFR + 1.080%, 10/18/30 (e)	100,000	101,394
Santander Holdings USA, Inc.
6.174%, SOFR + 2.500%, 01/09/30 (e)	215,000	224,078
Santander U.K. Group Holdings PLC
4.858%, SOFR + 1.554%, 09/11/30 (e)	635,000	642,585
5.136%, SOFR + 1.578%, 09/22/36 (e)	230,000	229,396
5.694%, SOFR + 1.524%, 04/15/31 (e)	300,000	312,770
Societe Generale SA
5.250%, 02/19/27 (144A)	200,000	202,273
5.439%, SOFR + 1.730%, 10/03/36 (144A) (e)	200,000	200,435
5.512%, SOFR + 1.650%, 05/22/31 (144A) (e)	515,000	530,821
6.446%, 1Y H15 + 2.550%, 01/10/29 (144A) (e)	200,000	208,020
Standard Chartered PLC
7.018%, 1Y H15 + 2.200%, 02/08/30 (144A) (e)	585,000	629,139
State Street Corp.
4.784%, SOFR + 1.215%, 10/23/36 (e)	45,000	44,766
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-280

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Banks—(Continued)
State Street Corp.
6.700%, 5Y H15 + 2.613%, 03/15/29 (e)	77,000	$80,336
6.700%, 5Y H15 + 2.628%, 09/15/29 (e)	249,000	260,748
Toronto-Dominion Bank
4.928%, 10/15/35	200,000	199,852
5.298%, 01/30/32	80,000	83,549
Truist Financial Corp.
4.964%, SOFR + 1.395%, 10/23/36 (e)	330,000	326,485
5.122%, SOFR + 1.852%, 01/26/34 (e)	520,000	529,820
7.161%, SOFR + 2.446%, 10/30/29 (e)	117,000	126,217
U.S. Bancorp
5.083%, SOFR + 1.296%, 05/15/31 (e)	215,000	221,620
5.836%, SOFR + 2.260%, 06/12/34 (e)	258,000	275,258
UBS Group AG
4.398%, SOFR + 1.060%, 09/23/31 (144A) (e)	200,000	199,027
4.844%, SOFR + 1.290%, 11/06/33 (144A) (e)	435,000	435,417
5.010%, SOFR + 1.340%, 03/23/37 (144A) (e)	200,000	198,236
9.250%, 5Y H15 + 4.745%, 11/13/28 (144A) (e)	200,000	219,450
9.250%, 5Y H15 + 4.758%, 11/13/33 (144A) (e)	200,000	234,551
UniCredit SpA
1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (e)	200,000	198,156
3.127%, 1Y H15 + 1.550%, 06/03/32 (144A) (e)	291,000	270,448
5.459%, 5Y H15 + 4.750%, 06/30/35 (144A) (e)	295,000	300,698
Wells Fargo & Co.
3.900%, 5Y H15 + 3.453%, 03/15/26 (e)	204,000	203,365
4.892%, SOFR + 1.340%, 09/15/36 (e)	706,000	703,795
5.150%, SOFR + 1.500%, 04/23/31 (b) (e)	928,000	957,885
5.198%, SOFR + 1.500%, 01/23/30 (e)	150,000	154,478
5.211%, SOFR + 1.380%, 12/03/35 (e)	175,000	178,768
5.244%, SOFR + 1.110%, 01/24/31 (e)	335,000	346,899
5.557%, SOFR + 1.990%, 07/25/34 (e)	1,116,000	1,170,029
5.605%, SOFR + 1.740%, 04/23/36 (e)	586,000	614,194
		49,603,223
Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.700%, 02/01/36	389,000	385,050
Anheuser-Busch InBev Finance, Inc.
4.700%, 02/01/36	440,000	435,532
Anheuser-Busch InBev Worldwide, Inc.
4.950%, 01/15/42	175,000	167,094
5.800%, 01/23/59	13,000	13,252
Keurig Dr. Pepper, Inc.
3.350%, 03/15/51	82,000	55,011
Molson Coors Beverage Co.
4.200%, 07/15/46	56,000	44,959
		1,100,898
Biotechnology — 0.2%
Amgen, Inc.
2.450%, 02/21/30	221,000	206,109
3.150%, 02/21/40	47,000	37,044
4.200%, 02/22/52	320,000	253,847
4.663%, 06/15/51	45,000	38,502
4.875%, 03/01/53 (b)	180,000	158,439
Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Amgen, Inc.
5.650%, 03/02/53	249,000	$243,820
5.750%, 03/02/63	156,000	152,206
Biogen, Inc.
2.250%, 05/01/30	771,000	708,267
5.750%, 05/15/35	245,000	257,872
6.450%, 05/15/55	80,000	84,114
Gilead Sciences, Inc.
2.600%, 10/01/40	120,000	88,773
		2,228,993
Building Materials — 0.0%
CRH America Finance, Inc.
4.400%, 02/09/31 (b)	65,000	65,108
5.000%, 02/09/36	115,000	115,397
		180,505
Chemicals — 0.1%
CF Industries, Inc.
4.950%, 06/01/43	37,000	33,130
5.300%, 11/26/35	385,000	383,666
Dow Chemical Co.
4.375%, 11/15/42	79,000	62,537
DuPont de Nemours, Inc.
5.319%, 11/15/38	331,000	331,693
5.419%, 11/15/48 (b)	16,000	15,215
EIDP, Inc.
5.125%, 05/15/32	245,000	251,374
International Flavors & Fragrances, Inc.
2.300%, 11/01/30 (144A) (b)	90,000	81,207
		1,158,822
Commercial Services — 0.2%
Element Fleet Management Corp.
5.037%, 03/25/30 (144A)	50,000	51,101
6.319%, 12/04/28 (144A)	150,000	158,198
Ford Foundation
2.815%, 06/01/70	55,000	31,007
Global Payments, Inc.
2.900%, 11/15/31	283,000	253,631
3.200%, 08/15/29	250,000	238,385
4.875%, 11/15/30	765,000	765,853
5.200%, 11/15/32	110,000	110,051
5.550%, 11/15/35	300,000	298,180
Pepperdine University
3.301%, 12/01/59	100,000	63,327
Quanta Services, Inc.
2.350%, 01/15/32	115,000	101,280
2.900%, 10/01/30	70,000	65,517
4.500%, 01/15/31	295,000	295,240
5.100%, 08/09/35	250,000	250,535
5.250%, 08/09/34	306,000	313,743
University of Southern California
3.226%, 10/01/2120	100,000	57,627
		3,053,675
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-281

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Computers — 0.1%
Accenture Capital, Inc.
4.250%, 10/04/31	133,000	$133,104
4.500%, 10/04/34	45,000	44,359
Apple, Inc.
2.650%, 02/08/51	185,000	114,362
2.950%, 09/11/49	120,000	80,188
Dell International LLC/EMC Corp.
5.300%, 04/01/32	185,000	190,276
Leidos, Inc.
4.375%, 05/15/30	497,000	496,385
5.400%, 03/15/32	144,000	149,776
5.750%, 03/15/33	90,000	95,362
		1,303,812
Cosmetics/Personal Care — 0.0%
Kenvue, Inc.
5.200%, 03/22/63	76,000	68,929
Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.000%, 10/29/28 (b)	705,000	683,489
4.625%, 09/10/29	150,000	151,493
Aircastle Ltd./Aircastle Ireland DAC
5.250%, 03/15/30 (144A)	150,000	153,131
American Express Co.
4.804%, SOFR + 1.237%, 10/24/36 (e)	45,000	44,435
4.918%, SOFR + 1.220%, 07/20/33 (e)	100,000	101,770
5.442%, SOFR + 1.320%, 01/30/36 (e)	80,000	83,094
5.667%, SOFR + 1.790%, 04/25/36 (e)	80,000	84,469
Aviation Capital Group LLC
5.125%, 04/10/30 (144A)	65,000	65,997
Avolon Holdings Funding Ltd.
2.528%, 11/18/27 (144A)	95,000	92,100
4.250%, 04/15/26 (144A)	105,000	104,975
4.375%, 05/01/26 (144A)	305,000	305,093
4.700%, 01/30/31 (144A)	190,000	188,777
4.950%, 01/15/28 (144A)	43,000	43,504
4.950%, 10/15/32 (144A)	80,000	79,128
5.150%, 01/15/30 (144A) (b)	577,000	586,450
5.375%, 05/30/30 (144A) (b)	330,000	338,780
5.750%, 11/15/29 (144A)	90,000	93,371
Capital One Financial Corp.
5.197%, SOFR + 1.630%, 09/11/36 (e)	95,000	94,521
Charles Schwab Corp.
4.914%, SOFR + 1.230%, 11/14/36 (e)	300,000	297,986
Equitable America Global Funding
4.700%, 09/15/32 (144A)	402,000	399,951
Macquarie Airfinance Holdings Ltd.
5.150%, 03/17/30 (144A)	45,000	45,617
5.200%, 03/27/28 (144A)	65,000	65,981
		4,104,112
Electric — 1.5%
AES Corp.
5.450%, 06/01/28	180,000	184,079
5.800%, 03/15/32	195,000	199,970
Security Description	Principal Amount*	Value

Electric—(Continued)
Alliant Energy Corp.
5.750%, 5Y H15 + 2.077%, 04/01/56 (e)	80,000	$79,854
Ameren Corp.
5.375%, 03/15/35	38,000	39,050
Arizona Public Service Co.
4.700%, 01/15/44	50,000	43,020
Baltimore Gas & Electric Co.
2.900%, 06/15/50	106,000	67,802
3.200%, 09/15/49	66,000	44,596
5.400%, 06/01/53	85,000	81,723
Cleveland Electric Illuminating Co.
4.550%, 11/15/30 (144A)	60,000	59,676
CMS Energy Corp.
3.750%, 5Y H15 + 2.900%, 12/01/50 (e)	125,000	115,262
Commonwealth Edison Co.
3.700%, 03/01/45	71,000	55,545
4.700%, 01/15/44	133,000	119,199
Consolidated Edison Co. of New York, Inc.
4.650%, 12/01/48	30,000	25,969
Constellation Energy Generation LLC
5.600%, 06/15/42	42,000	42,126
5.750%, 10/01/41	120,000	122,318
6.500%, 10/01/53	180,000	196,105
Consumers Energy Co.
3.950%, 05/15/43	147,000	121,396
Dominion Energy, Inc.
3.300%, 04/15/41	190,000	144,240
4.700%, 12/01/44	71,000	62,295
4.900%, 08/01/41	147,000	135,474
6.000%, 5Y H15 + 2.262%, 02/15/56 (e)	293,000	294,352
6.875%, 5Y H15 + 2.386%, 02/01/55 (e)	80,000	83,154
DTE Electric Securitization Funding II LLC
6.090%, 09/01/38	250,000	270,092
DTE Energy Co.
5.050%, 10/01/35 (b)	341,000	340,374
5.200%, 04/01/30	385,000	397,234
Duke Energy Carolinas LLC
4.000%, 09/30/42	303,000	254,152
Duke Energy Corp.
5.700%, 09/15/55	159,000	154,493
6.100%, 09/15/53	210,000	217,524
Duke Energy Florida LLC
4.850%, 12/01/35 (b)	195,000	194,149
Duke Energy Indiana LLC
3.750%, 05/15/46	77,000	59,986
5.250%, 03/01/34	154,000	159,493
5.400%, 04/01/53	115,000	109,201
Duke Energy Ohio, Inc.
5.300%, 06/15/35	310,000	319,570
5.550%, 03/15/54	103,000	100,657
Duke Energy Progress LLC
5.550%, 03/15/55	8,000	7,891
Duquesne Light Holdings, Inc.
3.616%, 08/01/27 (144A)	319,000	314,568
Edison International
5.250%, 03/15/32	142,000	141,968
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-282

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Electric—(Continued)
Emera U.S. Finance LP
2.639%, 06/15/31	118,000	$106,634
4.750%, 06/15/46 (b)	291,000	248,373
Enel Finance International NV
2.500%, 07/12/31 (144A)	455,000	409,281
4.125%, 09/30/28 (144A)	200,000	199,644
5.125%, 06/26/29 (144A)	225,000	230,739
Entergy Corp.
5.875%, 5Y H15 + 2.179%, 06/15/56 (e)	200,000	199,875
7.125%, 5Y H15 + 2.670%, 12/01/54 (e)	298,000	312,886
Entergy Louisiana LLC
4.950%, 01/15/45	152,000	138,969
5.700%, 03/15/54	150,000	148,991
Entergy Mississippi LLC
5.000%, 09/01/33	280,000	284,575
Entergy Texas, Inc.
5.150%, 06/01/45	10,000	9,466
5.550%, 09/15/54	36,000	34,942
FirstEnergy Transmission LLC
4.550%, 04/01/49 (144A)	166,000	141,005
5.450%, 07/15/44 (144A)	49,000	47,292
ITC Holdings Corp.
2.950%, 05/14/30 (144A)	790,000	745,675
5.400%, 06/01/33 (144A)	288,000	296,630
5.650%, 05/09/34 (144A)	173,000	180,304
Jersey Central Power & Light Co.
5.100%, 01/15/35 (b)	25,000	25,281
6.150%, 06/01/37	100,000	108,155
Monongahela Power Co.
5.850%, 02/15/34 (144A) (b)	248,000	262,091
Nevada Power Co.
6.250%, 5Y H15 + 1.936%, 05/15/55 (e)	430,000	434,835
NextEra Energy Capital Holdings, Inc.
5.900%, 03/15/55 (b)	310,000	313,408
6.375%, 5Y H15 + 2.053%, 08/15/55 (e)	217,000	223,998
6.750%, 5Y H15 + 2.457%, 06/15/54 (b) (e)	125,000	133,448
Niagara Mohawk Power Corp.
5.996%, 07/03/55 (144A)	45,000	45,585
NRG Energy, Inc.
4.450%, 06/15/29 (144A)	348,000	346,464
4.734%, 10/15/30 (144A)	150,000	150,190
5.407%, 10/15/35 (144A)	225,000	224,762
7.000%, 03/15/33 (144A)	128,000	141,490
Ohio Power Co.
2.900%, 10/01/51	115,000	70,875
Pacific Gas & Electric Co.
3.250%, 06/01/31	222,000	206,568
3.750%, 08/15/42	37,000	27,996
3.950%, 12/01/47	159,000	118,374
4.250%, 03/15/46	82,000	64,189
4.300%, 03/15/45	60,000	47,594
4.500%, 07/01/40	150,000	130,710
4.550%, 07/01/30	71,744	71,436
4.600%, 06/15/43	178,000	148,549
5.550%, 05/15/29	91,000	93,891
5.700%, 03/01/35	175,000	179,911
Security Description	Principal Amount*	Value

Electric—(Continued)
Pacific Gas & Electric Co.
5.800%, 05/15/34	12,000	$12,463
6.000%, 08/15/35	115,000	120,669
6.100%, 01/15/29	253,000	264,604
6.400%, 06/15/33	276,000	297,637
6.750%, 01/15/53	10,000	10,635
PacifiCorp
2.900%, 06/15/52	122,000	71,447
PG&E Recovery Funding LLC
5.231%, 06/01/42	575,000	581,396
5.536%, 07/15/49	135,000	135,373
PG&E Wildfire Recovery Funding LLC
4.263%, 06/01/38	65,000	63,206
5.099%, 06/01/54	165,000	153,730
5.212%, 12/01/49	85,000	82,002
Public Service Co. of Colorado
4.500%, 06/01/52	57,000	47,484
Public Service Co. of Oklahoma
5.200%, 01/15/35	20,000	20,216
5.450%, 01/15/36	445,000	456,250
6.625%, 11/15/37	100,000	109,597
Puget Energy, Inc.
4.224%, 03/15/32	422,000	404,624
5.725%, 03/15/35	193,000	198,048
Puget Sound Energy, Inc.
5.638%, 04/15/41	71,000	70,931
San Diego Gas & Electric Co.
2.950%, 08/15/51	230,000	146,020
5.350%, 04/01/53	420,000	396,748
5.400%, 04/15/35	250,000	258,766
SCE Recovery Funding LLC
4.697%, 06/15/42	140,700	139,923
5.112%, 12/14/49	65,000	61,359
5.341%, 03/15/47	60,000	59,943
Sempra
6.375%, 5Y H15 + 2.632%, 04/01/56 (b) (e)	68,000	69,416
Sierra Pacific Power Co.
6.200%, 5Y H15 + 2.549%, 12/15/55 (e)	95,000	94,150
Sigeco Securitization I LLC
5.026%, 11/15/38	129,143	132,351
Southern California Edison Co.
3.650%, 03/01/28	78,000	77,100
3.900%, 03/15/43	122,000	93,785
4.050%, 03/15/42	150,000	119,293
5.200%, 06/01/34	449,000	450,937
5.250%, 03/15/30	116,000	118,968
5.700%, 03/01/53	65,000	60,324
5.875%, 12/01/53	177,000	169,476
5.900%, 03/01/55	45,000	43,444
5.950%, 02/01/38	91,000	92,949
Southern Co.
5.200%, 06/15/33	120,000	123,291
Southern Power Co.
4.250%, 10/01/30	85,000	84,773
4.900%, 10/01/35	334,000	330,401
4.950%, 12/15/46	214,000	190,850
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-283

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Electric—(Continued)
Southern Power Co.
5.150%, 09/15/41	100,000	$96,285
Tucson Electric Power Co.
1.500%, 08/01/30	78,000	69,352
4.850%, 12/01/48	150,000	132,411
5.500%, 04/15/53 (b)	235,000	225,359
Union Electric Co.
5.200%, 04/01/34 (b)	137,000	141,066
5.250%, 01/15/54	89,000	83,083
5.450%, 03/15/53	140,000	134,939
Virginia Electric & Power Co.
2.450%, 12/15/50	250,000	143,636
4.650%, 08/15/43	60,000	53,719
5.650%, 03/15/55	160,000	156,655
Vistra Operations Co. LLC
4.300%, 10/15/28 (144A)	135,000	135,104
4.600%, 10/15/30 (144A)	41,000	40,983
5.250%, 10/15/35 (144A)	101,000	100,676
5.700%, 12/30/34 (144A)	42,000	43,351
6.000%, 04/15/34 (144A)	10,000	10,523
6.950%, 10/15/33 (144A)	114,000	127,035
		20,772,394
Electronics — 0.0%
Amphenol Corp.
5.300%, 11/15/55	90,000	85,978
Honeywell International, Inc.
5.250%, 03/01/54	90,000	85,059
		171,037
Environmental Control — 0.0%
GFL Environmental, Inc.
3.500%, 09/01/28 (144A) (b)	445,000	437,587
Veralto Corp.
5.350%, 09/18/28	140,000	144,355
		581,942
Food — 0.2%
JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL
3.000%, 05/15/32	289,000	259,422
3.750%, 12/01/31	85,000	80,717
4.375%, 02/02/52 (b)	85,000	66,073
6.750%, 03/15/34 (b)	75,000	82,860
JBS USA Holding Lux SARL/JBS USA Foods Group Holdings, Inc./JBS USA Food Co.
5.500%, 01/15/36 (144A)	380,000	386,140
6.375%, 04/15/66 (144A)	170,000	169,265
JBS USA Lux SARL/JBS USA Food Co./JBS USA Foods Group
5.950%, 04/20/35 (144A)	128,000	134,591
6.375%, 02/25/55 (144A)	75,000	76,244
Kraft Heinz Foods Co.
4.375%, 06/01/46	255,000	210,661
4.625%, 10/01/39	60,000	54,796
5.500%, 06/01/50	155,000	145,009
Security Description	Principal Amount*	Value

Food—(Continued)
Kroger Co.
5.000%, 09/15/34	30,000	$30,166
5.400%, 07/15/40	141,000	140,429
5.500%, 09/15/54	30,000	28,569
5.650%, 09/15/64	196,000	186,964
Mars, Inc.
5.000%, 03/01/32 (144A)	140,000	144,304
5.200%, 03/01/35 (144A) (b)	470,000	483,080
5.650%, 05/01/45 (144A)	248,000	249,988
5.700%, 05/01/55 (144A)	150,000	149,419
Tyson Foods, Inc.
5.700%, 03/15/34	70,000	73,800
		3,152,497
Gas — 0.1%
NiSource, Inc.
6.950%, 5Y H15 + 2.451%, 11/30/54 (e)	120,000	124,896
Piedmont Natural Gas Co., Inc.
3.350%, 06/01/50	143,000	98,119
Southern California Gas Co.
6.350%, 11/15/52 (b)	225,000	243,198
Southern Co. Gas Capital Corp.
3.150%, 09/30/51	161,000	104,384
3.950%, 10/01/46	261,000	204,206
4.400%, 06/01/43	345,000	295,333
5.750%, 09/15/33	86,000	91,129
		1,161,265
Healthcare-Products — 0.1%
Baxter International, Inc.
2.272%, 12/01/28	96,000	90,624
Boston Scientific Corp.
4.550%, 03/01/39	60,000	57,129
DH Europe Finance II SARL
3.250%, 11/15/39	85,000	69,622
Solventum Corp.
5.450%, 03/13/31 (b)	288,000	300,419
5.600%, 03/23/34	86,000	89,482
Zimmer Biomet Holdings, Inc.
5.500%, 02/19/35	213,000	220,893
		828,169
Healthcare-Services — 0.3%
Aetna, Inc.
4.750%, 03/15/44	133,000	116,151
6.750%, 12/15/37	50,000	55,045
AHS Hospital Corp.
5.024%, 07/01/45	110,000	103,020
Children's Hospital
2.928%, 07/15/50	100,000	64,216
Cigna Group
4.500%, 09/15/30	165,000	166,133
5.250%, 01/15/36	145,000	147,611
CommonSpirit Health
2.782%, 10/01/30	70,000	65,143
3.910%, 10/01/50	65,000	48,546
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-284

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Cottage Health Obligated Group
3.304%, 11/01/49	110,000	$77,613
Elevance Health, Inc.
4.625%, 05/15/42	178,000	160,159
4.650%, 01/15/43	111,000	99,469
Hartford HealthCare Corp.
3.447%, 07/01/54	240,000	170,381
HCA, Inc.
3.625%, 03/15/32	31,000	29,280
4.600%, 11/15/32	128,000	126,841
4.625%, 03/15/52	57,000	46,550
4.900%, 11/15/35 (b)	40,000	39,453
5.250%, 06/15/49	30,000	27,113
5.500%, 03/01/32	370,000	385,565
5.600%, 04/01/34	330,000	344,163
5.625%, 09/01/28	480,000	494,772
5.700%, 11/15/55 (b)	90,000	85,764
5.750%, 03/01/35	74,000	77,671
5.875%, 02/01/29	614,000	639,848
5.950%, 09/15/54 (b)	45,000	44,455
6.100%, 04/01/64	90,000	89,155
6.200%, 03/01/55	84,000	85,608
MyMichigan Health
3.409%, 06/01/50	40,000	27,738
NYU Langone Hospitals
3.380%, 07/01/55	90,000	61,563
Piedmont Healthcare, Inc.
2.864%, 01/01/52	95,000	60,098
Quest Diagnostics, Inc.
5.000%, 12/15/34 (b)	244,000	246,768
UnitedHealth Group, Inc.
2.750%, 05/15/40	142,000	106,197
5.050%, 04/15/53	126,000	113,649
5.350%, 02/15/33 (b)	233,000	242,752
5.375%, 04/15/54 (b)	126,000	118,887
5.875%, 02/15/53	90,000	90,751
Yale-New Haven Health Services Corp.
2.496%, 07/01/50	110,000	64,259
		4,922,387
Home Builders — 0.0%
Sekisui House U.S., Inc.
6.000%, 01/15/43	98,000	91,445
Insurance — 0.2%
Athene Global Funding
2.950%, 11/12/26 (144A)	370,000	366,148
5.033%, 07/17/30 (144A)	455,000	458,398
5.543%, 08/22/35 (144A) (b)	405,000	406,340
Berkshire Hathaway Finance Corp.
3.850%, 03/15/52 (b)	185,000	142,358
Corebridge Financial, Inc.
6.375%, 5Y H15 + 2.646%, 09/15/54 (e)	44,000	44,336
6.875%, 5Y H15 + 3.181%, 12/01/30 (e)	90,000	92,491
Corebridge Global Funding
4.900%, 08/21/32 (144A)	164,000	164,987
Security Description	Principal Amount*	Value

Insurance—(Continued)
F&G Annuities & Life, Inc.
6.500%, 06/04/29	35,000	$36,462
F&G Global Funding
1.750%, 06/30/26 (144A)	80,000	79,011
Guardian Life Global Funding
4.673%, 09/05/32 (144A)	270,000	271,891
Hanover Insurance Group, Inc.
2.500%, 09/01/30	70,000	63,662
Hartford Insurance Group, Inc.
4.300%, 04/15/43	25,000	21,487
6.100%, 10/01/41	25,000	26,666
Nationwide Mutual Insurance Co.
4.350%, 04/30/50 (144A)	220,000	172,228
New York Life Global Funding
1.200%, 08/07/30 (144A)	111,000	97,008
New York Life Insurance Co.
3.750%, 05/15/50 (144A) (b)	107,000	79,307
4.450%, 05/15/69 (144A)	137,000	106,723
Northwestern Mutual Life Insurance Co.
6.063%, 03/30/40 (144A)	230,000	244,419
Pacific Life Insurance Co.
4.300%, 10/24/67 (144A)	97,000	77,889
Principal Financial Group, Inc.
4.111%, 02/15/28 (144A)	121,000	120,732
Prudential Financial, Inc.
6.500%, 5Y H15 + 2.404%, 03/15/54 (b) (e)	115,000	121,547
Teachers Insurance & Annuity Association of America
4.270%, 05/15/47 (144A)	100,000	82,074
6.850%, 12/16/39 (144A)	316,000	362,353
		3,638,517
Internet — 0.3%
Alphabet, Inc.
4.100%, 11/15/30	285,000	285,875
4.700%, 11/15/35	275,000	275,067
5.450%, 11/15/55	80,000	78,477
Amazon.com, Inc.
4.650%, 11/20/35	530,000	527,857
Meta Platforms, Inc.
4.450%, 08/15/52	304,000	247,397
4.600%, 11/15/32	160,000	161,286
4.875%, 11/15/35	410,000	409,451
5.400%, 08/15/54	493,000	458,645
5.500%, 11/15/45 (b)	295,000	286,451
5.550%, 08/15/64	80,000	74,208
5.600%, 05/15/53	40,000	38,286
5.625%, 11/15/55 (b)	300,000	287,931
5.750%, 05/15/63	57,000	54,743
Uber Technologies, Inc.
4.500%, 08/15/29 (144A)	236,000	236,029
4.800%, 09/15/34	40,000	39,988
4.800%, 09/15/35	190,000	188,997
5.350%, 09/15/54 (b)	181,000	172,615
		3,823,303
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-285

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Iron/Steel — 0.0%
Vale Overseas Ltd.
6.000%, 5Y H15 + 2.431%, 02/25/56 (144A) (e)	200,000	$200,060
Leisure Time — 0.0%
Royal Caribbean Cruises Ltd.
5.625%, 09/30/31 (144A)	145,000	148,236
Lodging — 0.0%
Marriott International, Inc.
4.200%, 07/15/27	220,000	220,786
5.500%, 04/15/37	160,000	163,790
		384,576
Machinery-Diversified — 0.0%
Regal Rexnord Corp.
6.050%, 04/15/28	191,000	197,582
6.400%, 04/15/33 (b)	77,000	82,824
		280,406
Media — 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500%, 06/01/41	145,000	103,137
3.500%, 03/01/42	105,000	72,843
3.700%, 04/01/51	132,000	83,085
4.800%, 03/01/50	135,000	101,412
5.850%, 12/01/35	290,000	289,296
6.484%, 10/23/45	231,000	217,178
Comcast Corp.
2.800%, 01/15/51	235,000	136,138
2.887%, 11/01/51	1,077,000	629,822
2.937%, 11/01/56	769,000	432,082
5.168%, 01/15/37 (144A)	194,000	191,278
Time Warner Cable LLC
5.500%, 09/01/41	200,000	175,531
5.875%, 11/15/40	634,000	586,674
6.550%, 05/01/37 (b)	252,000	257,156
		3,275,632
Mining — 0.1%
Anglo American Capital PLC
2.625%, 09/10/30 (144A)	460,000	423,979
Corp. Nacional del Cobre de Chile
6.780%, 01/13/55 (144A)	200,000	215,312
Freeport-McMoRan, Inc.
5.450%, 03/15/43	170,000	164,567
Glencore Funding LLC
5.186%, 04/01/30 (144A)	80,000	82,214
5.634%, 04/04/34 (144A)	80,000	83,583
5.673%, 04/01/35 (144A)	362,000	377,952
6.375%, 10/06/30 (144A)	201,000	216,314
		1,563,921
Miscellaneous Manufacturing — 0.0%
Eaton Corp.
4.150%, 11/02/42	200,000	173,139
Security Description	Principal Amount*	Value

Oil & Gas — 0.4%
Antero Resources Corp.
5.375%, 03/01/30 (144A)	227,000	$230,143
ConocoPhillips Co.
5.500%, 01/15/55 (b)	65,000	62,176
5.700%, 09/15/63	231,000	222,553
Coterra Energy, Inc.
5.400%, 02/15/35	70,000	71,050
5.900%, 02/15/55	263,000	252,532
Devon Energy Corp.
5.750%, 09/15/54 (b)	25,000	22,972
Diamondback Energy, Inc.
5.750%, 04/18/54 (b)	187,000	176,722
Eni SpA
5.700%, 10/01/40 (144A)	150,000	149,129
5.950%, 05/15/54 (144A)	200,000	198,291
EOG Resources, Inc.
4.400%, 01/15/31	185,000	185,720
EQT Corp.
4.500%, 01/15/29	130,000	130,307
4.750%, 01/15/31	322,000	324,113
6.375%, 04/01/29	120,000	124,174
7.500%, 06/01/30	90,000	98,997
Expand Energy Corp.
4.750%, 02/01/32	234,000	230,842
5.375%, 03/15/30	750,000	760,191
Hess Corp.
5.600%, 02/15/41	329,000	339,930
6.000%, 01/15/40	89,000	96,044
Marathon Petroleum Corp.
4.750%, 09/15/44	53,000	45,302
Occidental Petroleum Corp.
4.625%, 06/15/45	123,000	99,253
Ovintiv, Inc.
6.250%, 07/15/33 (b)	111,000	117,740
6.500%, 08/15/34 (b)	36,000	38,670
Pioneer Natural Resources Co.
2.150%, 01/15/31	1,206,000	1,093,771
Santos Finance Ltd.
3.649%, 04/29/31 (144A)	254,000	238,002
5.750%, 11/13/35 (144A)	170,000	169,055
6.875%, 09/19/33 (144A)	75,000	82,032
Shell Finance U.S., Inc.
5.125%, 10/15/41 (144A)	200,000	194,938
TotalEnergies Capital International SA
2.986%, 06/29/41	519,000	392,606
TotalEnergies Capital SA
5.275%, 09/10/54 (b)	80,000	75,168
5.638%, 04/05/64	89,000	85,959
		6,308,382
Packaging & Containers — 0.0%
Amcor Flexibles North America, Inc.
5.100%, 03/17/30	110,000	112,913
5.500%, 03/17/35	175,000	180,763
Berry Global, Inc.
5.800%, 06/15/31	125,000	131,957
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-286

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Packaging & Containers—(Continued)
Packaging Corp. of America
4.050%, 12/15/49	35,000	$27,745
Sonoco Products Co.
4.600%, 09/01/29 (b)	138,000	139,107
5.000%, 09/01/34 (b)	160,000	158,496
		750,981
Pharmaceuticals — 0.3%
AbbVie, Inc.
4.050%, 11/21/39	456,000	407,055
4.250%, 11/21/49	250,000	205,889
4.400%, 11/06/42	340,000	302,431
4.625%, 10/01/42	188,000	171,265
5.050%, 03/15/34	94,000	96,603
5.500%, 03/15/64	36,000	34,950
Bristol-Myers Squibb Co.
3.700%, 03/15/52	38,000	27,921
3.900%, 03/15/62	97,000	70,324
4.250%, 10/26/49	74,000	60,462
4.550%, 02/20/48	150,000	129,769
5.200%, 02/22/34	43,000	44,701
5.550%, 02/22/54	487,000	478,270
Cardinal Health, Inc.
5.150%, 09/15/35 (b)	123,000	124,999
Cencora, Inc.
4.250%, 03/01/45	94,000	79,527
4.850%, 12/15/29	25,000	25,555
5.150%, 02/15/35	125,000	127,757
CVS Health Corp.
4.125%, 04/01/40	238,000	203,388
5.875%, 06/01/53	157,000	152,446
CVS Pass-Through Trust
4.704%, 01/10/36 (144A)	204,950	190,233
5.880%, 01/10/28	111,335	112,261
8.353%, 07/10/31 (144A)	86,672	94,375
Eli Lilly & Co.
5.650%, 10/15/65	60,000	60,457
Merck & Co., Inc.
4.316%, SOFR + 0.570%, 03/15/29 (e)	115,000	115,246
5.150%, 05/17/63	45,000	41,351
Pfizer Investment Enterprises Pte. Ltd.
4.750%, 05/19/33 (b)	258,000	260,736
5.300%, 05/19/53	377,000	356,972
5.340%, 05/19/63	118,000	109,480
Takeda Pharmaceutical Co. Ltd.
3.175%, 07/09/50	200,000	133,382
Zoetis, Inc.
2.000%, 05/15/30	393,000	359,545
5.000%, 08/17/35 (b)	85,000	85,931
		4,663,281
Pipelines — 0.8%
Cameron LNG LLC
3.701%, 01/15/39 (144A)	163,000	138,902
Cheniere Corpus Christi Holdings LLC
3.700%, 11/15/29	138,000	134,768
Security Description	Principal Amount*	Value

Pipelines—(Continued)
Cheniere Corpus Christi Holdings LLC
5.125%, 06/30/27	121,000	$122,170
Cheniere Energy Partners LP
3.250%, 01/31/32	163,000	150,129
4.500%, 10/01/29	488,000	489,026
5.550%, 10/30/35 (144A)	40,000	40,895
5.750%, 08/15/34	90,000	93,971
Cheniere Energy, Inc.
4.625%, 10/15/28	391,000	390,337
Colonial Enterprises, Inc.
5.627%, 11/15/35 (144A)	145,000	146,125
Columbia Pipelines Holding Co. LLC
4.999%, 11/17/32 (144A)	225,000	224,980
5.097%, 10/01/31 (144A)	58,000	58,979
6.042%, 08/15/28 (144A)	134,000	139,257
Columbia Pipelines Operating Co. LLC
5.439%, 02/15/35 (144A) (b)	205,000	209,245
5.927%, 08/15/30 (144A)	63,000	66,645
5.962%, 02/15/55 (144A)	160,000	157,612
6.036%, 11/15/33 (144A) (b)	244,000	261,192
DT Midstream, Inc.
4.125%, 06/15/29 (144A)	370,000	365,122
4.300%, 04/15/32 (144A)	100,000	96,595
Eastern Energy Gas Holdings LLC
6.200%, 01/15/55	40,000	41,337
Enbridge, Inc.
5.625%, 04/05/34	75,000	78,294
8.250%, 5Y H15 + 3.785%, 01/15/84 (e)	238,000	254,667
Energy Transfer LP
4.950%, 01/15/43	150,000	131,487
5.600%, 09/01/34	115,000	118,348
5.950%, 05/15/54	55,000	52,121
6.000%, 02/01/29 (144A)	633,000	639,894
6.200%, 04/01/55	120,000	117,620
6.500%, 5Y H15 + 2.676%, 02/15/56 (b) (e)	348,000	346,849
7.375%, 02/01/31 (144A)	106,000	110,130
Enterprise Products Operating LLC
5.200%, 01/15/36	100,000	101,794
Kinder Morgan Energy Partners LP
4.700%, 11/01/42	249,000	219,804
5.000%, 08/15/42	170,000	155,776
6.375%, 03/01/41	110,000	117,474
Kinder Morgan, Inc.
5.150%, 06/01/30	90,000	93,060
MPLX LP
5.400%, 04/01/35	70,000	70,447
5.400%, 09/15/35 (b)	375,000	377,790
5.500%, 06/01/34	65,000	66,312
5.950%, 04/01/55	175,000	168,793
NGPL PipeCo LLC
4.875%, 08/15/27 (144A)	228,000	228,872
Northern Natural Gas Co.
3.400%, 10/16/51 (144A)	81,000	54,154
4.300%, 01/15/49 (144A)	44,000	35,235
ONEOK Partners LP
6.650%, 10/01/36	140,000	152,368
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-287

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Pipelines—(Continued)
ONEOK, Inc.
4.750%, 10/15/31 (b)	50,000	$50,266
5.050%, 04/01/45	51,000	44,994
5.375%, 06/01/29	125,000	128,807
5.400%, 10/15/35	225,000	227,337
5.600%, 04/01/44	188,000	177,617
Plains All American Pipeline LP
5.950%, 06/15/35	80,000	83,315
Plains All American Pipeline LP/PAA Finance Corp.
5.600%, 01/15/36	185,000	187,140
Sabine Pass Liquefaction LLC
4.500%, 05/15/30	190,000	190,769
South Bow USA Infrastructure Holdings LLC
4.911%, 09/01/27	114,000	115,043
5.026%, 10/01/29	265,000	268,811
Targa Resources Corp.
5.400%, 07/30/36 (b)	200,000	200,230
TransCanada PipeLines Ltd.
5.600%, 03/31/34	90,000	93,497
6.100%, 06/01/40	62,000	65,140
Transcanada Trust
5.500%, SOFR + 4.416%, 09/15/79 (e)	165,000	163,759
5.875%, 08/15/76	347,000	347,425
Venture Global Calcasieu Pass LLC
3.875%, 08/15/29 (144A)	35,000	32,810
4.125%, 08/15/31 (144A)	480,000	436,787
Western Midstream Operating LP
5.250%, 02/01/50	45,000	38,522
5.450%, 04/01/44	170,000	154,880
Williams Cos., Inc.
4.800%, 11/15/29	361,000	367,883
5.300%, 08/15/28	359,000	369,573
5.600%, 03/15/35	60,000	62,399
		10,825,580
Real Estate Investment Trusts — 0.5%
Alexandria Real Estate Equities, Inc.
2.000%, 05/18/32	405,000	342,433
3.550%, 03/15/52	115,000	78,130
4.000%, 02/01/50	111,000	82,790
American Tower Corp.
1.875%, 10/15/30 (b)	130,000	116,123
4.700%, 12/15/32	145,000	145,031
5.200%, 02/15/29	382,000	393,139
American Tower Trust #1
3.652%, 03/15/48 (144A)	160,000	158,410
Brixmor Operating Partnership LP
2.250%, 04/01/28	80,000	76,812
4.850%, 02/15/33	135,000	135,286
5.500%, 02/15/34	70,000	72,174
COPT Defense Properties LP
2.750%, 04/15/31	132,000	120,402
4.500%, 10/15/30	110,000	109,466
Crown Castle, Inc.
5.600%, 06/01/29	560,000	581,085
Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
DOC Dr. LLC
2.625%, 11/01/31	55,000	$49,449
Equinix Europe 2 Financing Corp. LLC
4.600%, 11/15/30	110,000	110,332
5.500%, 06/15/34 (b)	354,000	366,493
ERP Operating LP
4.950%, 06/15/32	100,000	102,250
Essex Portfolio LP
1.700%, 03/01/28	170,000	161,393
2.650%, 03/15/32	120,000	106,983
Extra Space Storage LP
4.000%, 06/15/29	311,000	307,937
4.950%, 01/15/33	60,000	60,649
5.500%, 07/01/30	200,000	208,161
5.900%, 01/15/31	201,000	213,114
Goodman U.S. Finance Three LLC
3.700%, 03/15/28 (144A)	110,000	108,864
Healthpeak OP LLC
3.500%, 07/15/29	118,000	114,691
5.375%, 02/15/35	80,000	81,709
Mid-America Apartments LP
4.650%, 01/15/33	105,000	104,860
NNN REIT, Inc.
3.000%, 04/15/52	50,000	31,192
3.100%, 04/15/50	155,000	100,221
3.500%, 04/15/51	105,000	73,939
5.600%, 10/15/33	100,000	104,447
Realty Income Corp.
3.250%, 01/15/31	185,000	176,125
5.125%, 04/15/35	60,000	61,030
Safehold GL Holdings LLC
2.850%, 01/15/32	167,000	150,427
Simon Property Group LP
5.125%, 10/01/35	249,000	252,736
UDR, Inc.
1.900%, 03/15/33	80,000	66,025
3.500%, 01/15/28	100,000	98,865
4.400%, 01/26/29	86,000	86,389
5.125%, 09/01/34	241,000	243,616
Ventas Realty LP
3.000%, 01/15/30	360,000	342,748
4.750%, 11/15/30	75,000	76,053
4.875%, 04/15/49	88,000	76,945
WP Carey, Inc.
2.250%, 04/01/33	135,000	113,833
		6,562,757
Retail — 0.1%
Home Depot, Inc.
3.300%, 04/15/40	329,000	268,662
Lowe's Cos., Inc.
2.800%, 09/15/41	475,000	341,449
5.625%, 04/15/53 (b)	120,000	116,341
McDonald's Corp.
4.400%, 02/12/31	225,000	226,812
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-288

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Retail—(Continued)
McDonald's Corp.
6.300%, 10/15/37	30,000	$33,346
		986,610
Savings & Loans — 0.0%
Nationwide Building Society
3.960%, 07/18/30 (144A) (b)	200,000	197,192
Semiconductors — 0.3%
Broadcom, Inc.
3.187%, 11/15/36 (144A)	120,000	101,771
3.419%, 04/15/33	566,000	523,926
3.469%, 04/15/34	238,000	217,019
3.750%, 02/15/51	10,000	7,539
4.550%, 02/15/32	44,000	44,123
4.800%, 02/15/36	222,000	219,058
4.900%, 07/15/32	145,000	148,045
Foundry JV Holdco LLC
6.250%, 01/25/35 (144A)	555,000	588,517
Intel Corp.
3.050%, 08/12/51 (b)	55,000	33,821
3.250%, 11/15/49	55,000	35,136
3.734%, 12/08/47	35,000	24,906
4.250%, 12/15/42	205,000	166,203
KLA Corp.
3.300%, 03/01/50	100,000	69,420
Marvell Technology, Inc.
2.950%, 04/15/31	430,000	398,259
4.750%, 07/15/30	25,000	25,326
5.450%, 07/15/35	346,000	356,489
5.750%, 02/15/29	366,000	381,661
5.950%, 09/15/33	165,000	176,415
Micron Technology, Inc.
5.875%, 02/09/33 (b)	190,000	202,092
6.050%, 11/01/35	155,000	165,370
NXP BV/NXP Funding LLC/NXP USA, Inc.
5.000%, 01/15/33	200,000	203,166
		4,088,262
Software — 0.2%
Electronic Arts, Inc.
2.950%, 02/15/51	39,000	35,974
Fiserv, Inc.
4.400%, 07/01/49 (b)	60,000	47,077
5.150%, 08/12/34	30,000	29,768
Microsoft Corp.
2.525%, 06/01/50	80,000	48,844
Oracle Corp.
3.600%, 04/01/40	320,000	237,324
3.600%, 04/01/50	401,000	249,787
3.650%, 03/25/41	300,000	218,856
3.800%, 11/15/37	130,000	104,954
4.000%, 11/15/47	71,000	48,755
4.375%, 05/15/55	154,000	106,356
4.800%, 09/26/32	75,000	72,407
4.900%, 02/06/33	100,000	96,239
Security Description	Principal Amount*	Value

Software—(Continued)
Oracle Corp.
5.375%, 09/27/54	36,000	$29,116
5.550%, 02/06/53	6,000	4,979
5.875%, 09/26/45	5,000	4,516
6.000%, 08/03/55	240,000	211,629
Roper Technologies, Inc.
4.450%, 09/15/30 (b)	70,000	70,323
4.500%, 10/15/29	97,000	97,916
4.750%, 02/15/32	53,000	53,576
Salesforce, Inc.
2.700%, 07/15/41	150,000	108,805
Synopsys, Inc.
4.850%, 04/01/30 (b)	150,000	153,203
5.000%, 04/01/32	112,000	114,365
5.700%, 04/01/55 (b)	87,000	86,303
Take-Two Interactive Software, Inc.
5.400%, 06/12/29	232,000	240,020
		2,471,092
Telecommunications — 0.4%
AT&T, Inc.
2.250%, 02/01/32	200,000	175,401
3.500%, 06/01/41 (b)	428,000	336,663
3.500%, 09/15/53	115,000	76,961
3.550%, 09/15/55	839,000	558,474
4.900%, 11/01/35	395,000	390,126
5.550%, 11/01/45	205,000	197,420
5.700%, 11/01/54	270,000	258,975
NTT Finance Corp.
5.171%, 07/16/32 (144A)	200,000	205,207
Rogers Communications, Inc.
3.800%, 03/15/32	453,000	426,802
5.300%, 02/15/34	218,000	219,657
T-Mobile USA, Inc.
2.625%, 02/15/29	742,000	708,228
3.300%, 02/15/51	230,000	153,749
3.875%, 04/15/30	236,000	232,076
5.125%, 05/15/32	175,000	180,088
Verizon Communications, Inc.
1.750%, 01/20/31	690,000	607,363
5.050%, 05/09/33 (b)	200,000	205,123
5.401%, 07/02/37 (144A) (b)	448,000	452,798
Vodafone Group PLC
5.750%, 06/28/54 (b)	184,000	178,724
		5,563,835
Transportation — 0.1%
Canadian Pacific Railway Co.
3.100%, 12/02/51	140,000	92,877
4.300%, 05/15/43	236,000	204,195
4.700%, 05/01/48	258,000	227,083
CSX Corp.
6.150%, 05/01/37	60,000	65,876
FedEx Corp.
3.250%, 05/15/41	89,000	66,832
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-289

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Transportation—(Continued)
Norfolk Southern Corp.
2.900%, 08/25/51	285,000	$179,043
3.050%, 05/15/50	116,000	76,196
4.450%, 06/15/45	100,000	86,358
Union Pacific Corp.
4.100%, 09/15/67	70,000	51,831
		1,050,291
Trucking & Leasing — 0.0%
Avolon Holdings Funding Ltd.
4.900%, 10/10/30 (144A)	260,000	261,379
Total Corporate Bonds & Notes (Cost $163,277,064)		164,159,113

U.S. Treasury & Government Agencies—3.5%
U.S. Treasury — 3.5%
U.S. Treasury Bonds
1.875%, 02/15/51	2,298,000	1,284,187
1.875%, 11/15/51	845,000	467,060
2.000%, 02/15/50	367,000	215,125
2.000%, 08/15/51	500,000	286,426
2.250%, 08/15/46	236,000	155,308
2.250%, 08/15/49	115,000	72,122
2.375%, 11/15/49 (b)	570,000	366,114
2.375%, 05/15/51	175,000	110,284
2.750%, 08/15/42	1,600,000	1,235,062
2.875%, 05/15/43	1,000,000	776,289
3.000%, 11/15/44	2,634,000	2,037,029
3.000%, 02/15/47	65,000	48,935
3.000%, 08/15/48	5,000	3,702
3.125%, 02/15/43	235,000	190,065
3.250%, 05/15/42	1,400,000	1,167,578
3.625%, 08/15/43	1,501,000	1,295,668
3.750%, 11/15/43	452,000	396,118
3.875%, 08/15/40	410,000	379,714
3.875%, 05/15/43	265,000	237,724
4.750%, 05/15/55 (b)	154,000	151,329
4.750%, 08/15/55 (b)	53,000	52,106
U.S. Treasury Notes
1.625%, 05/15/31	610,000	546,498
3.750%, 10/31/32 (b)	3,833,000	3,790,478
3.875%, 08/31/32	6,170,000	6,153,852
3.875%, 08/15/34	1,705,000	1,678,759
4.000%, 02/15/34	1,117,000	1,113,509
4.125%, 05/31/32	525,000	531,891
4.250%, 11/15/34	6,364,000	6,430,872
4.250%, 08/15/35	2,275,000	2,291,352
4.375%, 11/30/30	7,076,000	7,279,711
4.500%, 12/31/31	310,000	320,802
4.500%, 11/15/33	220,000	227,159
4.625%, 02/15/35	6,340,000	6,580,969
U.S. Treasury STRIPS Coupon
Zero Coupon, 02/15/31	665,000	545,518
Zero Coupon, 02/15/36	1,055,000	678,888
Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury STRIPS Coupon
Zero Coupon, 11/15/40	720,000	$351,249
Zero Coupon, 02/15/41	462,776	222,480
Total U.S. Treasury & Government Agencies (Cost $52,808,226)		49,671,932

Agency Sponsored Mortgage-Backed Securities—3.0%
Agency Collateralized Mortgage Obligations — 0.5%
Federal Home Loan Mortgage Corp. REMICS
2.500%, 01/15/42	20,165	18,365
3.000%, 07/25/49	197,832	178,442
4.500%, 10/15/41	756,679	738,621
5.000%, 02/15/40	117,000	120,260
5.500%, 03/15/37	108,643	113,629
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
3.000%, 10/25/62	686,283	579,543
3.250%, 06/25/57 (f)	680,999	622,516
3.250%, 11/25/61	302,737	263,998
3.500%, 05/25/57	306,082	286,408
3.500%, 06/25/57	308,407	288,132
3.500%, 03/25/58	402,220	394,016
3.500%, 07/25/58	332,058	297,802
Federal National Mortgage Association REMICS
2.000%, 08/25/42	138,123	131,745
3.500%, 06/25/46	78,220	76,817
3.500%, 05/25/49	358,903	330,587
4.000%, 04/25/42	119,226	115,799
4.000%, 05/25/43	39,921	39,831
5.000%, 04/25/37	21,801	22,311
5.000%, 07/25/39	250,000	255,570
5.000%, 05/25/40	65,000	65,115
6.000%, 01/25/34	59,763	62,948
Federal National Mortgage Association Trust
5.620%, 11/25/33	149,298	150,359
Government National Mortgage Association REMICS
2.500%, 05/20/43	14,542	12,404
3.500%, 10/20/48	288,763	275,011
3.500%, 04/20/49	253,938	238,279
4.500%, 04/20/53	696,771	687,881
5.500%, 02/20/37	54,381	54,578
5.500%, 04/16/37	52,408	52,575
5.500%, 11/16/39	200,000	203,728
6.000%, 04/17/34	29,235	29,332
Seasoned Credit Risk Transfer Trust
3.250%, 06/25/65	214,493	183,737
		6,890,339
Agency Mortgage-Backed Securities — 2.5%
Federal Home Loan Mortgage Corp.
2.500%, 11/01/49	592,463	505,982
3.000%, 02/01/52	325,838	288,407
3.700%, 06/01/34	732,241	693,996
4.000%, 12/01/47	125,244	120,898
4.500%, 06/01/48	143,191	142,220
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-290

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Agency Mortgage-Backed Securities—(Continued)
Federal Home Loan Mortgage Corp.
5.000%, 12/01/48	76,104	$76,764
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk
8.124%, SOFR30A + 4.250%, 05/25/52 (144A) (e)	549,629	562,206
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
4.660%, 01/25/31	485,000	495,131
Federal National Mortgage Association
1.500%, 01/01/31	500,000	440,513
1.800%, 10/01/33	498,342	418,856
1.930%, 11/01/31	900,000	791,256
1.960%, 09/01/33	750,000	630,870
2.140%, 12/01/33	432,604	371,705
2.500%, 09/01/51	427,017	361,202
2.500%, 11/01/51	517,113	442,533
2.500%, 07/01/61	323,150	266,084
2.500%, 09/01/61	1,656,060	1,363,608
2.500%, 03/01/62	487,485	401,397
2.580%, 03/01/32	498,686	453,842
2.600%, 10/01/31	342,876	316,099
2.770%, 08/01/33	917,462	814,458
3.000%, 01/01/52	528,002	467,348
3.000%, 03/01/61	579,802	507,269
3.230%, 01/01/30	430,679	418,855
3.330%, 04/01/35	448,362	414,278
3.500%, 03/01/61	289,926	263,433
3.500%, 09/01/61	701,030	636,989
3.500%, 03/01/62	532,957	488,398
3.500%, 06/01/62	491,240	446,365
3.510%, 09/01/32	300,000	284,667
3.540%, 11/01/32	600,000	569,395
3.620%, 05/01/32	940,031	903,808
3.680%, 09/01/32	613,000	589,813
3.800%, 09/01/32	720,672	697,253
3.810%, 10/01/32	790,000	765,459
3.870%, 06/01/37	364,000	338,195
4.000%, 06/01/46	312,780	303,259
4.000%, 11/01/47	176,304	170,402
4.000%, 12/01/47	246,638	238,331
4.000%, 01/01/48	236,790	229,304
4.000%, 09/01/48	80,397	77,643
4.000%, 06/01/52	388,608	370,870
4.000%, 08/01/59	460,774	436,070
4.000%, 12/01/61	728,447	686,209
4.500%, 04/01/39	59,784	59,726
4.500%, 12/01/40	79,041	79,530
4.500%, 05/01/48	40,878	40,562
4.500%, 06/01/48	68,711	68,136
4.500%, 07/01/48	5,971	5,921
4.500%, 01/01/49	157,593	157,096
4.500%, 06/01/49	88,636	87,552
4.500%, 08/01/58	462,051	451,196
4.500%, 06/01/62	419,764	409,763
4.680%, 10/01/29	800,000	816,996
4.970%, 12/01/30	536,528	552,584
Security Description	Principal Amount*/ Shares	Value

Agency Mortgage-Backed Securities—(Continued)
Federal National Mortgage Association
5.000%, 07/01/44	211,450	$215,666
5.000%, 06/01/48	39,913	40,533
5.000%, 07/01/48	111,711	114,879
5.000%, 08/01/48	154,028	156,517
5.000%, 10/01/48	107,726	108,407
5.000%, 01/01/49	205,119	208,536
5.000%, 03/01/53	418,740	419,255
5.000%, 01/01/55	285,086	286,717
Federal National Mortgage Association-ACES
0.750%, 09/25/28	95,233	91,187
1.200%, 10/25/30	64,342	62,024
1.707%, 11/25/31 (e)	1,000,000	866,713
1.822%, 10/25/30 (e) (g)	1,086,527	36,789
1.833%, 11/25/33 (e) (g)	6,280,516	384,460
1.927%, 07/25/30 (e) (g)	1,818,549	90,765
2.592%, 06/25/32 (e)	966,000	878,661
3.759%, 08/25/32 (e)	800,000	777,243
FREMF Mortgage Trust
3.531%, 12/25/51 (144A) (e)	500,000	482,152
Government National Mortgage Association
2.500%, 08/20/51	351,412	303,281
2.500%, 10/20/51	96,868	83,600
3.000%, 12/20/51	430,755	397,612
3.000%, 03/20/52	696,168	624,488
3.500%, 02/20/52	411,023	373,372
4.000%, 10/20/49	181,931	173,521
4.000%, 01/20/52	303,064	282,721
4.250%, 07/20/47	503,610	485,238
4.250%, 12/20/48	396,972	378,667
4.500%, 07/15/39	161,513	160,768
4.500%, 05/20/48	47,661	46,332
4.500%, 06/20/48	652,457	640,856
4.500%, 12/20/48	204,453	200,344
4.500%, 07/20/49	169,400	165,560
4.500%, 09/20/49	252,528	249,348
5.000%, 07/20/48	61,689	61,732
5.000%, 12/20/48	204,669	207,142
5.000%, 03/20/49	499,045	505,808
5.000%, 05/20/49	519,528	532,693
5.000%, 06/20/52	1,118,291	1,119,079
5.500%, 07/20/53	590,727	602,680
6.000%, 04/20/53	423,634	437,329
		36,243,377
Total Agency Sponsored Mortgage-Backed Securities (Cost $45,428,146)		43,133,716

Investment Companies—1.7%
Exchange-Traded Funds — 1.7%
iShares JP Morgan USD Emerging Markets Bond ETF (b)	257,335	24,776,214
Total Investment Companies (Cost $24,739,544)		24,776,214
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-291

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Asset-Backed Securities—1.1%

Security Description	Principal Amount*	Value

Asset-Backed - Automobile — 0.5%
Bridgecrest Lending Auto Securitization Trust
5.620%, 03/17/31	330,000	$335,188
5.700%, 07/16/29	438,000	443,998
Carvana Auto Receivables Trust
5.920%, 07/10/29 (144A)	440,000	442,221
Credit Acceptance Auto Loan Trust
4.870%, 01/15/36 (144A)	180,000	181,578
6.700%, 10/16/34 (144A)	500,000	517,612
8.450%, 02/15/33 (144A)	279,448	280,486
DT Auto Owner Trust
5.790%, 02/15/29 (144A)	472,969	474,868
Enterprise Fleet Financing LLC
4.410%, 06/20/29 (144A)	178,000	179,840
Exeter Automobile Receivables Trust
5.160%, 03/15/32	200,000	201,348
5.980%, 12/15/28	472,775	476,422
6.760%, 09/15/28	609,344	615,837
GLS Auto Receivables Issuer Trust
3.970%, 01/18/28 (144A)	258,590	258,465
Santander Drive Auto Receivables Trust
4.950%, 01/15/32	95,000	95,347
5.670%, 12/16/30	800,000	807,646
5.690%, 02/18/31	800,000	805,580
6.280%, 08/15/31	500,000	515,976
		6,632,412
Asset-Backed - Credit Card — 0.1%
Continental Finance Credit Card ABS Master Trust
5.400%, 12/17/35 (144A)	305,000	306,407
6.190%, 10/15/30 (144A)	378,062	379,558
Perimeter Master Note Business Trust
5.580%, 12/16/30 (144A)	350,000	351,998
		1,037,963
Asset-Backed - Other — 0.5%
Cars Net Lease Mortgage Notes
3.100%, 12/15/50 (144A)	126,750	122,256
CoreVest American Finance Trust
3.163%, 10/15/52 (144A)	650,000	624,734
FirstKey Homes Trust
4.500%, 07/17/38 (144A)	496,000	494,913
FMC GMSR Issuer Trust
3.620%, 07/25/26 (144A) (e)	400,000	386,162
3.850%, 10/25/26 (144A) (e)	360,000	348,707
4.450%, 01/25/26 (144A) (e)	500,000	497,296
6.190%, 04/25/27 (144A)	400,000	401,167
GoodLeap Home Improvement Solutions Trust
5.000%, 10/20/49 (144A)	249,485	250,103
Hilton Grand Vacations Trust
4.900%, 10/25/44 (144A)	215,000	215,706
MVW LLC
5.210%, 09/22/42 (144A)	198,503	201,554
6.540%, 10/20/40 (144A)	310,583	319,090
NRZ Excess Spread-Collateralized Notes
3.474%, 11/25/26 (144A)	94,793	93,227
Security Description	Principal Amount*/ Shares	Value
Asset-Backed - Other—(Continued)
Oportun Issuance Trust
5.310%, 02/08/33 (144A)	350,000	$351,108
PowerPay Issuance Trust
5.230%, 11/18/41 (144A)	274,312	275,060
Progress Residential Trust
4.550%, 04/17/27 (144A)	750,000	741,175
5.200%, 04/17/39 (144A)	330,000	328,699
Reach ABS Trust
5.120%, 08/18/32 (144A)	175,000	176,686
SCF Equipment Leasing LLC
4.820%, 06/20/36 (144A)	194,000	194,087
Sierra Timeshare Receivables Funding LLC
3.940%, 10/20/38 (144A)	31,947	31,672
6.280%, 04/20/40 (144A)	74,062	76,259
Tricon American Homes Trust
3.198%, 03/17/38 (144A)	525,000	522,228
UPX HIL Issuer Trust
5.160%, 01/25/47 (144A)	312,501	314,914
VM Debt Trust
7.460%, 07/18/27	499,794	476,054
		7,442,857
Total Asset-Backed Securities (Cost $15,010,400)		15,113,232

Convertible Preferred Stocks—1.0%
Banks — 0.7%
Bank of America Corp.- Series L, 7.250%	8,045	10,072,340
Electric Utilities — 0.3%
NextEra Energy, Inc., 7.234%, 11/01/27 (b)	77,143	3,760,721
Total Convertible Preferred Stocks (Cost $13,052,101)		13,833,061

Non-Agency Mortgage-Backed Securities—0.3%
Collateralized Mortgage Obligations — 0.1%
Anchor Mortgage Trust
5.718%, 05/25/40 (144A) (f)	165,000	165,873
Brean Asset-Backed Securities Trust
4.750%, 05/25/65 (144A) (e)	199,528	196,772
BVRT LLC
3.985%, 05/10/33 (144A) (e)	296,093	288,311
CAFL Issuer LP
5.179%, 11/28/40 (144A) (f)	165,000	165,458
5.684%, 05/28/40 (144A) (f)	350,000	352,630
GS Mortgage-Backed Securities Corp. Trust
1.750%, 12/25/60 (144A) (e)	387,406	363,968
LHOME Mortgage Trust
5.612%, 04/25/40 (144A) (e)	165,000	166,218
PRPM LLC
4.000%, 11/25/53 (144A) (f)	165,160	163,740
Towd Point Mortgage Trust
2.918%, 11/30/60 (144A) (e)	492,628	447,422
		2,310,392
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-292

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Non-Agency Mortgage-Backed Securities—(Continued)
Securities Lending Reinvestments (l)—2.2%
Security Description	Principal Amount*/ Shares	Value
Commercial Mortgage-Backed Securities — 0.2%
CSMC Trust
3.953%, 09/15/37 (144A)	655,000	$601,679
MRCD Mortgage Trust
2.718%, 12/15/36 (144A)	1,420,000	1,150,800
SBALR Commercial Mortgage Trust
2.825%, 02/13/53 (144A)	649,851	558,682
SLG Office Trust
2.585%, 07/15/41 (144A)	390,000	348,661
		2,659,822
Total Non-Agency Mortgage-Backed Securities (Cost $5,417,984)		4,970,214

Preferred Stocks—0.1%
Oil, Gas & Consumable Fuels — 0.1%
Petroleo Brasileiro SA - Petrobras (ADR) (b) (Cost $1,094,827)	87,923	990,892

Foreign Government—0.0%
Sovereign — 0.0%
Mexico Government International Bonds
5.625%, 09/22/35 (Cost $283,694)	285,000	281,010

Municipals—0.0%
Texas Natural Gas Securitization Finance Corp.
5.169%, 04/01/41 (Cost $155,000)	155,000	158,077

Short-Term Investments—13.9%
Repurchase Agreement—11.8%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $167,859,742; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $171,193,349	167,836,431	167,836,431
U.S. Treasury—2.1%
U.S. Treasury Bills
3.659%, 05/21/26 (h) (i)	30,000,000	29,594,210
3.725%, 03/17/26 (i) (j)	412,000	409,036
		30,003,246

Short-Term Investment Funds—0.0%
State Street Global Advisors Liquidity PLC
- U.S. Treasury Liquidity Fund, 3.645% (k)	29,338	29,338
Total Short-Term Investments (Cost $197,847,688)		197,869,015

Security Description	Shares/ Principal Amount*	Value

Short-Term Investment Funds—0.5%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (k)	1,000,000	$1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 3.670% (k)	3,000,000	3,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 3.690% (k)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (k)	2,000,000	2,000,000
		8,000,000

Certificate of Deposit—0.1%
Bank of Montreal
4.120%, SOFR + 0.350%, 05/14/26 (e)	1,000,000	1,000,025
Commercial Paper—0.1%
Ionic Funding LLC
4.110%, 01/05/26	1,000,000	999,456
Repurchase Agreements—1.5%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $4,000,838; collateralized by various Common Stock with an aggregate market value of $4,454,703	4,000,000	4,000,000
Repurchase Agreement dated 12/31/25 at 3.810%, due on 01/02/26 with a maturity value of $3,000,635; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.000%, maturity dates ranging from 02/19/26 - 02/15/55, and an aggregate market value of $3,060,000	3,000,000	3,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $2,301,217; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $2,347,241	2,300,727	2,300,727
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 4.130%, due on 07/06/26 with a maturity value of $2,042,906; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.000%, maturity dates ranging from 01/15/26 - 06/30/26, and various Common Stock with an aggregate market value of $2,080,250	2,000,000	2,000,000
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $2,000,434; collateralized by various Common Stock with an aggregate market value of $2,222,467	2,000,000	2,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $500,111; collateralized by various Common Stock with an aggregate market value of $556,479	500,000	500,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.880%, due on 01/07/26 with a maturity value of $2,001,509; collateralized by various Common Stock with an aggregate market value of $2,224,371	2,000,000	2,000,000
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-293

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (l)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $2,000,426; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 05/15/26 - 11/15/55, and an aggregate market value of $2,040,434	2,000,000	$2,000,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/25 at 3.910%, due on 02/04/26 with a maturity value of $2,007,603; collateralized by various Common Stock with an aggregate market value of $2,222,464	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $81,347; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $82,958	81,331	81,331
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $1,000,208; collateralized by various Common Stock with an aggregate market value of $1,100,229	1,000,000	1,000,000
		20,882,058
Total Securities Lending Reinvestments (Cost $30,881,715)		30,881,539
Total Investments—100.6% (Cost $1,291,421,630)		1,432,239,735
Other assets and liabilities (net)—(0.6)%		(8,310,785)
Net Assets—100.0%		$1,423,928,950

*	Principal amount stated in U.S. dollars unless otherwise noted.
†
Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2025, the market value of restricted securities was
$0, which is 0.0% of net assets. See  details shown in the Restricted Securities table that follows.

(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $68,769,914 and the collateral received consisted of cash in the amount of $30,872,012 and non-cash collateral with a value of $40,016,307. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of
U.S. government securities that are held in safe-keeping by the lending agent, or a third-
party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.

(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2025, these securities represent 0.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(f)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(g)	Interest only security.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2025, the market value of securities pledged was $19,691,001.
(i)	The rate shown represents current yield to maturity.
(j)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2025, the market value of securities pledged was $404,073.
(k)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(l)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$96,298,879, which is 6.8% of net assets.

§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-294

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025

Country Diversification as of December 31, 2025 (Unaudited)	% of Net Assets
United States	53.9
China	4.8
Japan	3.1
France	3.0
Germany	2.8
United Kingdom	2.6
South Korea	2.1
Spain	1.7
Taiwan	1.6
Netherlands	1.0

Restricted Securities	Acquisition Date	Shares	Cost	Value
Sberbank of Russia PJSC	06/15/17	2,160	$5,440	$0
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$39,216,041	$693,356,905	$38 ,230,066	$788,204,034
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(13,906,955)	$—	$—	$—	$(13,906,955)
Convertible Bonds	(3,285,715)	—	—	—	(3,285,715)
Corporate Bonds & Notes	(12,270,416)	—	—	—	(12,270,416)
Preferred Stocks	(1,031,850)	—	—	—	(1,031,850)
U.S. Treasury & Government Agencies	(377,076)	—	—	—	(377,076)
Total Borrowings	$(30,872,012)	$—	$—	$—	$(30,872,012)
Gross amount of recognized liabilities for securities lending transactions					$(30,872,012)
Investments in Derivative Instruments
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/16/26	582	AUD	63,719,723	$95,884
Euro STOXX 50 Index Futures	03/20/26	4	EUR	233,640	3,497
Euro-BTP Futures	03/06/26	401	EUR	48,192,180	(107,661)
FTSE 100 Index Futures	03/20/26	18	GBP	1,789,380	48,050
Hang Seng Index Futures	01/29/26	173	HKD	221,855,200	(325,710)
S&P 500 Index E-Mini Futures	03/20/26	343	USD	118,206,375	61,730
TOPIX Index Futures	03/12/26	73	JPY	2,491,855,000	138,873
U.K. Long Gilt Bond Futures	03/27/26	486	GBP	44,405,820	435,813
U.S. Treasury Long Bond Futures	03/20/26	47	USD	5,432,906	(46,016)
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-295

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Futures Contracts — (Continued)
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/31/26	51	USD	10,648,242	$(4,050)
U.S. Treasury Note 10 Year Futures	03/20/26	316	USD	35,530,250	(202,705)
U.S. Treasury Ultra Long Bond Futures	03/20/26	52	USD	6,136,000	(92,526)

Futures Contracts—Short
Euro-Bund Futures	03/06/26	(297)	EUR	(37,888,290)	327,996
Euro-Schatz Futures	03/06/26	(535)	EUR	(57,132,650)	18,543
MSCI Emerging Markets Index Futures	03/20/26	(80)	USD	(5,645,600)	(108,558)
Russell 2000 Index E-Mini Futures	03/20/26	(66)	USD	(8,243,400)	248,121
U.S. Treasury Note 5 Year Futures	03/31/26	(102)	USD	(11,149,078)	27,871
U.S. Treasury Note 10 Year Futures	03/20/26	(168)	USD	(18,889,500)	(13,355)
U.S. Treasury Note Ultra 10 Year Futures	03/20/26	(48)	USD	(5,520,750)	31,752
Net Unrealized Appreciation					$537,549
Centrally Cleared Interest Rate Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	3.691%	Annually	02/29/36	USD	124,000,000	$(1,254,218)	$(75,316)	$(1,178,902)
Pay	12M SOFR	Annually	3.823%	Annually	06/13/36	USD	115,000,000	(36,710)	(60,615)	23,905
Pay	12M SOFR	Annually	3.891%	Annually	09/10/35	USD	65,000,000	568,310	(39,664)	607,974
Pay	12M SOFR	Annually	3.902%	Annually	12/14/35	USD	100,500,000	864,717	—	864,717
Totals								$142,099	$(175,595)	$317,694
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$500,271	Unrealized depreciation on futures contracts (a)	$434,268
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (b)	1,496,596	Unrealized depreciation on centrally cleared swap contracts (b)	1,178,902
	Unrealized appreciation on futures contracts (a)	937,859	Unrealized depreciation on futures contracts (a)	466,313
Total		$2,934,726		$2,079,483

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin is reported within the Consolidated
Statement of Assets and Liabilities.

(b)
Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated
Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.
The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(172,462)	$(172,462)
Futures contracts	(248,865)	(22,426,867)	—	(22,675,732)
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-296

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Swap contracts	$(9,370,776)	$—	$—	$(9,370,776)
	$(9,619,641)	$(22,426,867)	$(172,462)	$(32,218,970)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(517,080)	$(517,080)
Futures contracts	3,047,263	6,231,031	—	9,278,294
Swap contracts	17,927,255	—	—	17,927,255
	$20,974,518	$6,231,031	$(517,080)	$26,688,469
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$49,960,817
Futures contracts long	365,236,972
Futures contracts short	(164,616,299)
Swap contracts	407,063,333

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$5,854,096	$9,123,289	$—	$14,977,385
Air Freight & Logistics	1,073,404	—	—	1,073,404
Automobile Components	167,893	1,932,649	—	2,100,542
Automobiles	5,545,947	6,173,034	—	11,718,981
Banks	23,186,145	37,450,568	0	60,636,713
Beverages	4,404,169	4,208,626	—	8,612,795
Biotechnology	9,718,448	—	—	9,718,448
Broadline Retail	18,444,235	3,980,401	—	22,424,636
Building Products	4,883,001	810,701	—	5,693,702
Capital Markets	15,301,796	12,959,637	—	28,261,433
Chemicals	3,173,268	4,396,525	—	7,569,793
Communications Equipment	1,283,864	—	—	1,283,864
Construction & Engineering	2,349,746	2,387,722	—	4,737,468
Construction Materials	567,866	—	—	567,866
Consumer Finance	5,437,908	—	—	5,437,908
Consumer Staples Distribution & Retail	6,204,181	3,302,045	—	9,506,226
Containers & Packaging	2,142,151	—	—	2,142,151
Diversified Telecommunication Services	1,710,583	5,014,059	—	6,724,642
Electric Utilities	9,056,145	3,487,369	—	12,543,514
Electrical Equipment	3,762,877	3,994,193	—	7,757,070
Electronic Equipment, Instruments & Components	1,851,139	4,656,208	—	6,507,347
Energy Equipment & Services	2,546,931	—	—	2,546,931
Entertainment	11,708,546	3,187,574	—	14,896,120
Financial Services	12,629,606	151,318	—	12,780,924
Food Products	710,783	4,502,445	—	5,213,228
Ground Transportation	1,707,174	—	—	1,707,174
Health Care Equipment & Supplies	4,069,489	2,681,836	—	6,751,325
Health Care Providers & Services	8,758,471	—	—	8,758,471
Hotel & Resort REITs	319,885	—	—	319,885
Hotels, Restaurants & Leisure	19,049,411	4,224,768	—	23,274,179
Household Durables	903,248	8,180,175	—	9,083,423
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-297

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Household Products	$738,906	$—	$—	$738,906
Industrial Conglomerates	2,533,102	7,678,284	—	10,211,386
Industrial REITs	278,255	—	—	278,255
Insurance	5,476,545	13,764,220	—	19,240,765
Interactive Media & Services	24,725,334	5,195,327	—	29,920,661
IT Services	5,736,111	3,455,505	—	9,191,616
Life Sciences Tools & Services	3,658,399	2,003,286	—	5,661,685
Machinery	2,829,846	11,618,798	—	14,448,644
Media	1,206,507	—	—	1,206,507
Metals & Mining	—	2,696,549	—	2,696,549
Multi-Utilities	2,037,480	1,901,185	—	3,938,665
Oil, Gas & Consumable Fuels	11,887,813	4,649,310	—	16,537,123
Passenger Airlines	666,240	—	—	666,240
Personal Care Products	—	1,636,649	—	1,636,649
Pharmaceuticals	11,965,944	9,764,061	—	21,730,005
Professional Services	840,551	2,257,248	—	3,097,799
Real Estate Management & Development	847,042	1,924,622	—	2,771,664
Residential REITs	1,585,896	—	—	1,585,896
Retail REITs	855,765	—	—	855,765
Semiconductors & Semiconductor Equipment	38,068,245	33,106,607	—	71,174,852
Software	26,184,057	972,206	—	27,156,263
Specialized REITs	4,125,801	—	—	4,125,801
Specialty Retail	9,654,287	1,281,838	—	10,936,125
Technology Hardware, Storage & Peripherals	27,089,313	623,280	—	27,712,593
Textiles, Apparel & Luxury Goods	1,078,694	7,640,557	—	8,719,251
Tobacco	1,616,832	1,188,763	—	2,805,595
Trading Companies & Distributors	—	1,924,952	—	1,924,952
Total Common Stocks	374,209,371	242,088,389	0	616,297,760
Total Convertible Bonds*	—	270,103,960	—	270,103,960
Total Corporate Bonds & Notes*	—	164,159,113	—	164,159,113
Total U.S. Treasury & Government Agencies*	—	49,671,932	—	49,671,932
Total Agency Sponsored Mortgage-Backed Securities*	—	43,133,716	—	43,133,716
Total Investment Companies*	24,776,214	—	—	24,776,214
Total Asset-Backed Securities*	—	15,113,232	—	15,113,232
Total Convertible Preferred Stocks*	13,833,061	—	—	13,833,061
Total Non-Agency Mortgage-Backed Securities*	—	4,970,214	—	4,970,214
Total Preferred Stocks*	990,892	—	—	990,892
Total Foreign Government*	—	281,010	—	281,010
Total Municipals*	—	158,077	—	158,077
Short-Term Investments
Repurchase Agreement	—	167,836,431	—	167,836,431
Short-Term Investment Funds	29,338	—	—	29,338
U.S. Treasury	—	30,003,246	—	30,003,246
Total Short-Term Investments	29,338	197,839,677	—	197,869,015
Securities Lending Reinvestments
Short-Term Investment Funds	8,000,000	—	—	8,000,000
Certificate of Deposit	—	1,000,025	—	1,000,025
Commercial Paper	—	999,456	—	999,456
Repurchase Agreements	—	20,882,058	—	20,882,058
Total Securities Lending Reinvestments	8,000,000	22,881,539	—	30,881,539
Total Investments	$421,838,876	$1,010,400,859	$0	$1,432,239,735
Collateral for Securities Loaned (Liability)	$—	$(30,872,012)	$—	$(30,872,012)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,438,130	$—	$—	$1,438,130
Futures Contracts (Unrealized Depreciation)	(900,581)	—	—	(900,581)
Total Futures Contracts	$537,549	$—	$—	$537,549
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,496,596	$—	$1,496,596
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-298

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(1,178,902)	$—	$(1,178,902)
Total Centrally Cleared Swap Contracts	$—	$317,694	$—	$317,694

*	See Consolidated Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2025 is not presented.
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-299

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$1,264,403,304
Repurchase Agreements at value which equals cost	167,836,431
Cash	8,937
Cash denominated in foreign currencies (c)	7,011,689
Cash collateral (d)	15,588,011
Receivable for:
Investments sold	115,521
Fund shares sold	350,024
Dividends and interest	4,944,768
Prepaid expenses	4,850
Total Assets	1,460,263,535
Liabilities
Collateral for securities loaned	30,872,012
Payable for:
Investments purchased	192,737
Fund shares redeemed	759,446
Foreign taxes	685,788
Variation margin on futures contracts	762,890
Variation margin on centrally cleared swap contracts	981,919
Accrued Expenses:
Management fees	809,721
Distribution and service fees	303,264
Deferred trustees’ fees	295,494
Other expenses	671,314
Total Liabilities	36,334,585
Net Assets	$1,423,928,950
Net Assets Consist of:
Paid in surplus	$1,239,265,195
Distributable earnings (Accumulated losses) (e)	184,663,755
Net Assets	$1,423,928,950
Net Assets
Class B	$1,423,928,950
Capital Shares Outstanding*
Class B	120,404,604
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,123,585,199.
(b)	Includes securities loaned at value of $68,769,914.
(c)	Identified cost of cash denominated in foreign currencies was $6,994,638.
(d)	Includes collateral of $15,510,011 for futures contracts and $78,000 for centrally cleared swap contracts.
(e)	Includes foreign capital gains tax of $685,788.
Consolidated§ Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$13,811,984
Interest (b)	25,372,854
Securities lending income	332,553
Total investment income	39,517,391
Expenses
Management fees	10,104,580
Administration fees	47,157
Custodian and accounting fees	320,342
Distribution and service fees—Class B	3,456,993
Audit and tax services	130,456
Legal	57,478
Trustees’ fees and expenses	62,093
Shareholder reporting	43,468
Insurance	11,808
Miscellaneous	55,750
Total expenses	14,290,125
Less management fee waiver	(866,399)
Net expenses	13,423,726
Net Investment Income	26,093,665
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (c)	97,966,303
Futures contracts	(22,675,732)
Swap contracts	(9,370,776)
Foreign currency transactions	511,927
Forward foreign currency transactions	(172,462)
Net realized gain (loss)	66,259,260
Net change in unrealized appreciation (depreciation) on:
Investments (d)	60,614,699
Futures contracts	9,278,294
Swap contracts	17,927,255
Foreign currency transactions	163,508
Forward foreign currency transactions	(517,080)
Net change in unrealized appreciation (depreciation)	87,466,676
Net realized and unrealized gain (loss)	153,725,936
Net Increase (Decrease) in Net Assets From Operations	$179,819,601

(a)	Net of foreign withholding taxes of $729,753.
(b)	Net of foreign withholding taxes of $1,130.
(c)	Net of foreign capital gains tax of $43,772.
(d)	Includes change in foreign capital gains tax of $(14,929).
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-300

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$26,093,665	$30,163,007
Net realized gain (loss)	66,259,260	101,410,342
Net change in unrealized appreciation (depreciation)	87,466,676	(54,822,287)
Increase (decrease) in net assets from operations	179,819,601	76,751,062
From Distributions to Shareholders
Class B	(32,455,521)	(13,275,875)
Total distributions	(32,455,521)	(13,275,875)
Increase (decrease) in net assets from capital share transactions	(66,779,278)	(184,485,717)
Total increase (decrease) in net assets	80,584,802	(121,010,530)
Net Assets
Beginning of period	1,343,344,148	1,464,354,678
End of period	$1,423,928,950	$1,343,344,148

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class B
Sales	7,232,300	$81,305,397	1,677,131	$17,893,544
Reinvestments	2,980,305	32,455,521	1,261,965	13,275,875
Redemptions	(16,072,219)	(180,540,196)	(20,352,696)	(215,655,136)
Net increase (decrease)	(5,859,614)	$(66,779,278)	(17,413,600)	$(184,485,717)
Increase (decrease) derived from capital shares transactions		$(66,779,278)		$(184,485,717)
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-301

Brighthouse Funds Trust I
JPMorgan Global Active Allocation Portfolio
Consolidated§ Financial Highlights
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.64	$10.19	$9.40	$13.51	$13.07
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.22	0.16	0.11	0.11
Net realized and unrealized gain (loss)	1.25	0.33	0.80	(2.46)	1.12
Total income (loss) from investment operations	1.46	0.55	0.96	(2.35)	1.23
Less Distributions
Distributions from net investment income	(0.27)	(0.10)	(0.17)	(0.29)	(0.07)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.47)	(0.72)
Total distributions	(0.27)	(0.10)	(0.17)	(1.76)	(0.79)
Net Asset Value, End of Period	$11.83	$10.64	$10.19	$9.40	$13.51
Total Return (%) (b)	13.92	5.29	10.28 (c)(d)	(17.54)	9.64
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.04	1.04	1.03	1.02
Net ratio of expenses to average net assets (%) (e)	0.97	0.97	0.97	0.96	0.96
Ratio of net investment income (loss) to average net assets (%)	1.89	2.11	1.64	1.05	0.79
Portfolio turnover rate (%)	64	69 (f)	48 (f)	58 (f)	61 (f)
Net assets, end of period (in millions)	$1,423.9	$1,343.3	$1,464.4	$1,501.5	$2,046.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	During 2023, 0.54% of the Portfolio’s total return for Class B consists of a voluntary reimbursement by the subadviser. Excluding this item, total return would have been 9.74%.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 69%, 48%, 53% and 60% for years ended December 31, 2024, 2023, 2022 and 2021, respectively.
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-302

Brighthouse Funds Trust I
JPMorgan Small Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 0.5%
Mercury Systems, Inc. (a)	8,763	$639,787
StandardAero, Inc. (a)	10,637	305,069
V2X, Inc. (a)	10,448	569,938
		1,514,794
Air Freight & Logistics — 0.1%
Radiant Logistics, Inc. (a)	40,315	255,194
Automobile Components — 1.6%
Adient PLC (a)	56,149	1,076,376
Dana, Inc.	44,377	1,054,397
Garrett Motion, Inc.	80,334	1,400,222
LCI Industries	2,742	332,714
Motorcar Parts of America, Inc. (a)	25,532	315,065
Phinia, Inc.	16,627	1,042,347
		5,221,121
Banks — 17.8%
1st Source Corp.	3,196	199,718
Amerant Bancorp, Inc.	14,004	273,218
Ameris Bancorp	25,197	1,871,381
Associated Banc-Corp.	5,604	144,359
Atlantic Union Bankshares Corp. (b)	7,101	250,665
Axos Financial, Inc. (a)	12,448	1,072,520
Banc of California, Inc.	79,450	1,532,590
Bank of NT Butterfield & Son Ltd.	41,045	2,044,862
BankUnited, Inc.	22,220	990,345
BayCom Corp.	2,106	61,916
Beacon Financial Corp.	17,917	472,471
Bridgewater Bancshares, Inc. (a)	18,911	331,510
Burke & Herbert Financial Services Corp.	2,645	164,810
Business First Bancshares, Inc.	22,655	592,202
Byline Bancorp, Inc.	40,943	1,193,488
Capital City Bank Group, Inc.	4,372	186,116
Capitol Federal Financial, Inc.	42,243	287,675
Central Pacific Financial Corp.	13,043	406,420
ChoiceOne Financial Services, Inc.	3,466	102,316
CNB Financial Corp.	17,774	465,146
Community Trust Bancorp, Inc.	9,154	517,201
ConnectOne Bancorp, Inc.	51,839	1,359,219
Customers Bancorp, Inc. (a)	27,876	2,038,293
Dime Community Bancshares, Inc.	7,132	214,602
Eastern Bankshares, Inc.	100,473	1,851,717
Enterprise Financial Services Corp.	31,721	1,712,934
Equity Bancshares, Inc. - Class A	28,830	1,287,259
FB Financial Corp.	3,901	217,676
Financial Institutions, Inc.	19,905	620,439
First BanCorp	44,453	921,511
First Busey Corp.	5,352	127,324
First Commonwealth Financial Corp.	5,228	88,144
First Financial Bancorp	9,702	242,744
First Financial Corp.	15,889	960,013
First Interstate BancSystem, Inc. - Class A	5,780	199,988
First Merchants Corp.	27,749	1,040,032
First Mid Bancshares, Inc.	19,153	746,967
Five Star Bancorp	4,194	150,061
Security Description	Shares	Value
Banks—(Continued)
Fulton Financial Corp.	16,051	$310,266
Hancock Whitney Corp.	17,316	1,102,683
Hanmi Financial Corp.	27,063	731,513
HBT Financial, Inc.	2,467	63,772
Heritage Commerce Corp.	103,305	1,240,693
Hilltop Holdings, Inc.	41,586	1,411,429
Home BancShares, Inc.	10,763	298,996
HomeTrust Bancshares, Inc.	7,123	305,862
Horizon Bancorp, Inc.	55,489	941,093
Independent Bank Corp.	8,880	648,950
Mercantile Bank Corp.	13,039	627,176
Metropolitan Bank Holding Corp.	11,492	877,529
Mid Penn Bancorp, Inc.	3,891	120,699
Midland States Bancorp, Inc.	4,764	100,854
MidWestOne Financial Group, Inc.	8,661	333,448
National Bank Holdings Corp. - Class A	8,165	310,352
Nicolet Bankshares, Inc.	3,333	404,293
Northrim BanCorp, Inc.	9,885	263,040
OceanFirst Financial Corp.	59,004	1,059,122
OFG Bancorp	26,404	1,082,036
Old National Bancorp	111,656	2,491,045
Old Second Bancorp, Inc.	63,869	1,245,445
Origin Bancorp, Inc.	6,302	237,018
Orrstown Financial Services, Inc.	3,557	125,989
Pathward Financial, Inc.	14,682	1,042,422
Peapack-Gladstone Financial Corp.	4,976	138,582
Pinnacle Financial Partners, Inc.	1,167	111,343
Provident Financial Services, Inc.	8,665	171,134
QCR Holdings, Inc.	20,793	1,732,057
Renasant Corp.	7,862	276,900
Seacoast Banking Corp. of Florida	8,563	269,049
Sierra Bancorp	4,242	138,629
Simmons First National Corp. - Class A	53,825	1,014,601
SmartFinancial, Inc.	3,527	130,464
South Plains Financial, Inc.	32,337	1,254,676
Southern Missouri Bancorp, Inc.	3,338	197,343
Southside Bancshares, Inc.	13,399	407,196
Southstate Bank Corp.	7,171	674,863
Texas Capital Bancshares, Inc. (a)	4,996	452,338
Towne Bank	21,489	717,088
TriCo Bancshares	9,565	453,094
Trustmark Corp.	4,643	180,845
UMB Financial Corp.	11,453	1,317,553
United Bankshares, Inc.	13,856	532,070
United Community Banks, Inc.	3,671	114,609
Unity Bancorp, Inc.	948	49,031
Univest Financial Corp.	6,650	217,721
WesBanco, Inc.	23,090	767,512
Wintrust Financial Corp.	4,914	687,075
WSFS Financial Corp.	8,779	484,952
		56,806,302
Biotechnology — 5.8%
Agios Pharmaceuticals, Inc. (a)	18,548	504,877
Aurinia Pharmaceuticals, Inc. (a)	25,103	400,393
Avidity Biosciences, Inc. (a)	5,424	391,233
See accompanying notes to financial statements.
BHFTI-303

Brighthouse Funds Trust I
JPMorgan Small Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Biotechnology—(Continued)
Beam Therapeutics, Inc. (a)	33,817	$937,407
Biohaven Ltd. (a)	857	9,676
Celldex Therapeutics, Inc. (a)	12,776	346,996
Cidara Therapeutics, Inc. (a)	3,437	759,199
Compass Therapeutics, Inc. (a) (b)	128,830	691,817
CRISPR Therapeutics AG (a)	25,516	1,338,059
Cytokinetics, Inc. (a) (b)	22,482	1,428,506
Denali Therapeutics, Inc. (a)	8,641	142,663
Enanta Pharmaceuticals, Inc. (a)	16,758	264,274
Erasca, Inc. (a) (b)	178,243	663,064
GRAIL, Inc. (a) (b)	6,639	568,232
Ideaya Biosciences, Inc. (a)	18,716	647,012
Intellia Therapeutics, Inc. (a)	23,257	209,080
Iovance Biotherapeutics, Inc. (a)	210,926	575,828
Olema Pharmaceuticals, Inc. (a)	39,716	992,900
ORIC Pharmaceuticals, Inc. (a)	44,288	362,276
Praxis Precision Medicines, Inc. (a)	5,764	1,698,881
PTC Therapeutics, Inc. (a)	5,194	394,536
Relay Therapeutics, Inc. (a)	59,037	499,453
Replimune Group, Inc. (a)	65,556	637,204
Scholar Rock Holding Corp. (a)	5,596	246,504
Syndax Pharmaceuticals, Inc. (a)	19,708	414,065
Travere Therapeutics, Inc. (a)	10,938	417,941
Upstream Bio, Inc. (a) (b)	15,672	425,495
Vanda Pharmaceuticals, Inc. (a)	46,385	409,116
Vaxcyte, Inc. (a)	26,740	1,233,784
Viridian Therapeutics, Inc. (a)	32,436	1,009,408
		18,619,879
Broadline Retail — 0.2%
Kohl's Corp.	29,099	593,911
Building Products — 2.1%
Apogee Enterprises, Inc.	14,401	524,340
Griffon Corp.	18,413	1,356,118
Masterbrand, Inc. (a) (b)	56,903	628,209
Modine Manufacturing Co. (a)	9,633	1,286,102
Resideo Technologies, Inc. (a)	60,541	2,126,200
UFP Industries, Inc.	8,918	811,984
		6,732,953
Capital Markets — 0.8%
BGC Group, Inc. - Class A	37,243	332,580
Bullish (a) (b)	10,540	399,150
DigitalBridge Group, Inc.	26,160	401,294
Marex Group PLC	15,624	599,337
StoneX Group, Inc. (a)	4,516	429,607
Virtus Investment Partners, Inc.	2,363	385,523
		2,547,491
Chemicals — 1.9%
Avient Corp.	14,594	455,917
Ecovyst, Inc. (a)	9,717	94,546
HB Fuller Co.	27,908	1,659,410
Innospec, Inc.	8,306	635,741
Mativ Holdings, Inc.	61,865	751,660
Security Description	Shares	Value
Chemicals—(Continued)
Perimeter Solutions, Inc. (a)	62,821	$1,729,462
Quaker Chemical Corp.	6,199	851,185
		6,177,921
Commercial Services & Supplies — 0.9%
ABM Industries, Inc.	28,775	1,217,182
ACCO Brands Corp.	19,215	71,672
Healthcare Services Group, Inc. (a)	41,493	793,346
MillerKnoll, Inc.	30,438	556,407
OPENLANE, Inc. (a)	9,852	293,393
		2,932,000
Communications Equipment — 0.5%
NETGEAR, Inc. (a)	28,412	696,946
Viasat, Inc. (a)	23,691	816,392
		1,513,338
Construction & Engineering — 2.0%
API Group Corp. (a)	13,711	524,583
Arcosa, Inc.	10,285	1,093,501
Fluor Corp. (a)	17,985	712,746
MYR Group, Inc. (a)	6,839	1,494,321
Primoris Services Corp.	9,494	1,178,585
Tutor Perini Corp.	20,446	1,370,291
		6,374,027
Consumer Finance — 1.1%
Encore Capital Group, Inc. (a)	6,634	360,558
Enova International, Inc. (a)	10,356	1,627,963
LendingClub Corp. (a)	21,521	407,608
Nelnet, Inc. - Class A	3,882	516,151
PROG Holdings, Inc.	19,764	582,840
		3,495,120
Consumer Staples Distribution & Retail — 0.6%
Andersons, Inc.	21,689	1,153,204
United Natural Foods, Inc. (a)	22,419	754,848
		1,908,052
Containers & Packaging — 0.4%
Greif, Inc. - Class A	10,356	701,101
O-I Glass, Inc. (a)	38,712	571,389
		1,272,490
Distributors — 0.3%
GigaCloud Technology, Inc. - Class A (a)	25,706	1,009,732
Diversified Consumer Services — 0.8%
American Public Education, Inc. (a)	7,418	280,400
Laureate Education, Inc. (a)	24,307	818,417
McGraw Hill, Inc. (a)	80,606	1,329,999
Perdoceo Education Corp.	10,146	297,582
		2,726,398
See accompanying notes to financial statements.
BHFTI-304

Brighthouse Funds Trust I
JPMorgan Small Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Diversified REITs — 1.7%
Alexander & Baldwin, Inc.	66,938	$1,381,600
American Assets Trust, Inc.	23,006	435,504
Broadstone Net Lease, Inc.	104,963	1,823,207
Essential Properties Realty Trust, Inc.	61,536	1,825,158
		5,465,469
Diversified Telecommunication Services — 0.0%
Lumen Technologies, Inc. (a)	23,159	179,945
Electric Utilities — 1.8%
IDACORP, Inc. (b)	10,711	1,355,584
Oklo, Inc. (a) (b)	11,383	816,844
Otter Tail Corp.	20,076	1,622,342
Portland General Electric Co.	38,985	1,870,890
		5,665,660
Electrical Equipment — 1.4%
Atkore, Inc.	15,699	992,962
EnerSys	14,039	2,060,223
Nextpower, Inc. - Class A (a)	1,446	125,961
Sunrun, Inc. (a) (b)	45,347	834,385
Thermon Group Holdings, Inc. (a)	11,283	419,276
		4,432,807
Electronic Equipment, Instruments & Components — 2.8%
Benchmark Electronics, Inc.	15,179	649,054
CTS Corp.	2,922	125,266
Daktronics, Inc. (a)	31,652	625,760
Kimball Electronics, Inc. (a)	15,486	430,820
Knowles Corp. (a)	82,004	1,757,346
nLight, Inc. (a)	7,018	263,245
Plexus Corp. (a)	4,081	599,907
Sanmina Corp. (a)	13,523	2,029,397
TTM Technologies, Inc. (a)	21,910	1,511,790
Vishay Intertechnology, Inc.	24,938	361,352
Vishay Precision Group, Inc. (a)	17,145	660,082
		9,014,019
Energy Equipment & Services — 2.4%
Bristow Group, Inc. (a)	16,488	603,791
DMC Global, Inc. (a)	12,332	82,501
Forum Energy Technologies, Inc. (a)	18,989	701,644
Helix Energy Solutions Group, Inc. (a)	13,320	83,516
Liberty Energy, Inc.	52,450	968,227
Mammoth Energy Services, Inc. (a)	26,208	48,485
National Energy Services Reunited Corp. (a)	25,387	397,560
Noble Corp. PLC (b)	9,327	263,394
Oceaneering International, Inc. (a)	7,535	181,066
Oil States International, Inc. (a)	78,924	534,316
Patterson-UTI Energy, Inc.	76,451	467,116
ProPetro Holding Corp. (a)	69,542	661,344
Ranger Energy Services, Inc. - Class A	31,452	439,699
Transocean Ltd. (a)	384,181	1,586,668
Valaris Ltd. (a)	10,971	552,938
		7,572,265
Security Description	Shares	Value
Entertainment — 0.4%
AMC Entertainment Holdings, Inc. - Class A (a) (b)	112,368	$175,294
Cinemark Holdings, Inc.	4,646	107,973
Sphere Entertainment Co. (a) (b)	9,938	944,905
		1,228,172
Financial Services — 3.2%
Banco Latinoamericano de Comercio Exterior SA	10,050	448,230
Burford Capital Ltd.	37,451	334,063
Enact Holdings, Inc.	13,887	550,481
Essent Group Ltd.	25,681	1,669,522
HA Sustainable Infrastructure Capital, Inc. (b)	25,883	813,503
Jackson Financial, Inc. - Class A	20,016	2,134,706
NMI Holdings, Inc. (a)	24,900	1,015,671
PennyMac Financial Services, Inc.	10,255	1,352,019
Radian Group, Inc.	35,202	1,266,920
Walker & Dunlop, Inc.	12,311	740,506
		10,325,621
Food Products — 0.3%
Dole PLC	48,106	721,109
Fresh Del Monte Produce, Inc.	6,321	225,217
		946,326
Gas Utilities — 1.8%
Chesapeake Utilities Corp.	6,109	762,159
New Jersey Resources Corp.	30,704	1,416,068
Southwest Gas Holdings, Inc.	37,676	3,014,834
Spire, Inc.	7,561	625,295
		5,818,356
Ground Transportation — 0.2%
ArcBest Corp.	7,134	529,271
Health Care Equipment & Supplies — 1.7%
Alphatec Holdings, Inc. (a)	53,240	1,120,169
Beta Bionics, Inc. (a)	28,286	861,874
Embecta Corp.	9,592	113,953
LivaNova PLC (a)	12,156	747,959
Omnicell, Inc. (a)	38,757	1,755,692
OraSure Technologies, Inc. (a)	48,258	116,784
Orthofix Medical, Inc. (a)	30,292	459,227
Varex Imaging Corp. (a)	31,964	372,381
		5,548,039
Health Care Providers & Services — 0.7%
Enhabit, Inc. (a)	37,615	346,810
Fulgent Genetics, Inc. (a)	5,080	133,452
Pediatrix Medical Group, Inc. (a)	75,969	1,624,977
Strata Critical Medical, Inc. (a)	29,055	139,754
		2,244,993
Health Care REITs — 1.1%
American Healthcare REIT, Inc.	1,646	77,461
CareTrust REIT, Inc. (b)	45,341	1,639,531
Community Healthcare Trust, Inc.	6,601	108,388
See accompanying notes to financial statements.
BHFTI-305

Brighthouse Funds Trust I
JPMorgan Small Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Health Care REITs—(Continued)
LTC Properties, Inc.	5,921	$203,564
National Health Investors, Inc.	4,073	311,055
Sabra Health Care REIT, Inc.	59,646	1,129,695
		3,469,694
Health Care Technology — 0.2%
Health Catalyst, Inc. (a) (b)	36,272	86,690
Teladoc Health, Inc. (a)	69,939	489,573
		576,263
Hotel & Resort REITs — 1.2%
Chatham Lodging Trust	52,297	356,143
DiamondRock Hospitality Co.	120,357	1,078,399
RLJ Lodging Trust	30,203	225,012
Ryman Hospitality Properties, Inc.	8,449	799,444
Xenia Hotels & Resorts, Inc.	95,958	1,356,846
		3,815,844
Hotels, Restaurants & Leisure — 0.9%
Biglari Holdings, Inc. - Class B (a)	1,199	398,584
Black Rock Coffee Bar, Inc. - Class A (a)	5,829	129,695
Brightstar Lottery PLC	17,906	277,185
Dine Brands Global, Inc. (b)	9,383	301,570
Jack in the Box, Inc. (b)	25,742	487,811
Marriott Vacations Worldwide Corp.	10,776	621,667
United Parks & Resorts, Inc. (a) (b)	17,316	628,571
		2,845,083
Household Durables — 2.4%
Beazer Homes USA, Inc. (a)	11,269	228,422
Century Communities, Inc. (b)	8,672	514,683
Green Brick Partners, Inc. (a)	7,821	490,064
KB Home	19,369	1,092,605
LGI Homes, Inc. (a)	2,332	100,183
M/I Homes, Inc. (a)	10,002	1,279,756
Meritage Homes Corp.	12,351	812,696
Taylor Morrison Home Corp. (a)	26,348	1,551,107
Tri Pointe Homes, Inc. (a)	49,336	1,552,604
		7,622,120
Household Products — 0.1%
Central Garden & Pet Co. (Non-Voting Shares) - Class A (a)	11,202	326,986
Independent Power and Renewable Electricity Producers — 0.2%
Clearway Energy, Inc. - Class A	17,578	552,301
Clearway Energy, Inc. - Class C	3,784	125,856
		678,157
Industrial REITs — 0.6%
LXP Industrial Trust	25,071	1,243,020
Terreno Realty Corp.	13,198	774,855
		2,017,875
Insurance — 1.7%
CNO Financial Group, Inc.	37,865	1,608,127
Security Description	Shares	Value
Insurance—(Continued)
Fidelis Insurance Holdings Ltd.	32,542	$636,847
Hamilton Insurance Group Ltd. - Class B (a)	25,883	722,136
Heritage Insurance Holdings, Inc. (a)	6,879	201,280
Horace Mann Educators Corp.	5,766	266,274
Mercury General Corp.	4,010	377,181
RLI Corp.	4,533	290,021
Safety Insurance Group, Inc.	5,887	458,656
Selective Insurance Group, Inc.	1,870	156,463
SiriusPoint Ltd. (a)	20,578	450,452
Stewart Information Services Corp.	3,904	274,295
Universal Insurance Holdings, Inc.	4,573	154,567
		5,596,299
Interactive Media & Services — 0.3%
Cars.com, Inc. (a) (b)	22,371	272,926
Nextdoor Holdings, Inc. (a)	64,666	135,799
QuinStreet, Inc. (a)	4,555	65,455
Shutterstock, Inc.	3,528	67,385
Webtoon Entertainment, Inc. (a) (b)	26,617	346,819
		888,384
IT Services — 0.3%
Applied Digital Corp. (a) (b)	15,587	382,193
BigBear.ai Holdings, Inc. (a) (b)	56,731	306,347
Unisys Corp. (a) (b)	81,102	223,842
		912,382
Leisure Products — 0.9%
Funko, Inc. - Class A (a)	51,642	175,583
Peloton Interactive, Inc. - Class A (a) (b)	94,690	583,290
Polaris, Inc. (b)	18,497	1,169,935
Topgolf Callaway Brands Corp. (a)	88,416	1,031,815
		2,960,623
Life Sciences Tools & Services — 0.6%
10X Genomics, Inc. - Class A (a) (b)	62,950	1,026,714
Cytek Biosciences, Inc. (a) (b)	46,865	236,668
Fortrea Holdings, Inc. (a)	40,898	705,491
		1,968,873
Machinery — 1.0%
Blue Bird Corp. (a)	8,983	422,201
Hillenbrand, Inc.	16,062	509,487
Hillman Solutions Corp. (a)	66,946	579,752
Mueller Industries, Inc.	7,343	842,976
Terex Corp.	12,890	688,068
Worthington Enterprises, Inc.	4,024	207,518
		3,250,002
Marine Transportation — 0.7%
Costamare Bulkers Holdings Ltd. (a)	3,937	60,669
Costamare, Inc.	73,399	1,158,970
Matson, Inc.	6,126	756,868
Safe Bulkers, Inc.	34,484	166,213
		2,142,720
See accompanying notes to financial statements.
BHFTI-306

Brighthouse Funds Trust I
JPMorgan Small Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Media — 1.4%
AMC Networks, Inc. - Class A (a)	14,807	$140,963
EchoStar Corp. - Class A (a) (b)	28,689	3,118,494
Gray Media, Inc.	84,896	410,897
John Wiley & Sons, Inc. - Class A	17,249	528,337
Stagwell, Inc. (a)	74,545	364,525
		4,563,216
Metals & Mining — 3.9%
Alpha Metallurgical Resources, Inc. (a)	724	144,713
Coeur Mining, Inc. (a)	120,692	2,151,938
Commercial Metals Co.	34,593	2,394,527
Constellium SE (a)	87,677	1,652,711
Hecla Mining Co.	130,734	2,508,786
Ivanhoe Electric, Inc. (a)	2,461	39,327
Materion Corp.	8,992	1,117,885
SSR Mining, Inc. (a)	50,629	1,109,788
Warrior Met Coal, Inc.	15,909	1,402,697
		12,522,372
Mortgage Real Estate Investment Trusts — 1.4%
Adamas Trust, Inc.	36,354	265,384
Apollo Commercial Real Estate Finance, Inc.	30,575	295,966
BrightSpire Capital, Inc.	134,647	754,023
Ellington Financial, Inc.	32,539	441,880
KKR Real Estate Finance Trust, Inc.	27,360	224,899
Ladder Capital Corp.	182,258	2,003,016
TPG RE Finance Trust, Inc.	44,987	387,338
		4,372,506
Multi-Utilities — 1.1%
Avista Corp.	3,788	145,990
Black Hills Corp.	22,057	1,531,197
Northwestern Energy Group, Inc.	6,947	448,359
Unitil Corp.	27,181	1,316,648
		3,442,194
Office REITs — 1.3%
COPT Defense Properties	71,934	1,999,765
Empire State Realty Trust, Inc. - Class A	51,017	332,631
Piedmont Realty Trust, Inc. - Class A	110,016	917,534
Postal Realty Trust, Inc. - Class A	14,693	237,145
SL Green Realty Corp. (b)	14,428	661,812
		4,148,887
Oil, Gas & Consumable Fuels — 4.3%
California Resources Corp.	11,703	523,241
Centrus Energy Corp. - Class A (a) (b)	722	175,273
Chord Energy Corp.	3,756	348,181
Clean Energy Fuels Corp. (a)	193,246	405,817
CNX Resources Corp. (a)	36,525	1,343,024
Core Natural Resources, Inc.	6,053	535,751
Energy Fuels, Inc. (a) (b)	40,315	586,180
Excelerate Energy, Inc. - Class A	17,497	490,791
Gulfport Energy Corp. (a)	4,608	958,418
International Seaways, Inc.	10,177	494,093
Security Description	Shares	Value
Oil, Gas & Consumable Fuels—(Continued)
Magnolia Oil & Gas Corp. - Class A	30,327	$663,858
Murphy Oil Corp. (b)	16,301	509,406
New Fortress Energy, Inc. (a) (b)	57,720	65,801
Ovintiv, Inc.	7,490	293,533
Par Pacific Holdings, Inc. (a)	35,059	1,231,973
PBF Energy, Inc. - Class A	17,875	484,770
Peabody Energy Corp. (b)	42,905	1,274,279
Scorpio Tankers, Inc.	4,210	213,994
SM Energy Co.	12,402	231,917
Teekay Corp. Ltd.	64,248	580,160
Teekay Tankers Ltd. - Class A	34,070	1,820,019
World Kinect Corp.	20,334	476,426
		13,706,905
Passenger Airlines — 0.4%
SkyWest, Inc. (a)	12,082	1,213,154
Personal Care Products — 0.2%
BellRing Brands, Inc. (a)	5,407	144,529
Nature's Sunshine Products, Inc. (a)	16,907	364,853
		509,382
Pharmaceuticals — 1.5%
Aclaris Therapeutics, Inc. (a)	88,801	267,291
Alumis, Inc. (a)	36,042	351,770
Atea Pharmaceuticals, Inc. (a)	39,658	141,579
Esperion Therapeutics, Inc. (a) (b)	91,463	338,413
Nuvation Bio, Inc. (a)	83,789	750,750
Phathom Pharmaceuticals, Inc. (a) (b)	14,163	234,964
Prestige Consumer Healthcare, Inc. (a)	3,744	230,967
Septerna, Inc. (a) (b)	9,431	262,936
Supernus Pharmaceuticals, Inc. (a)	11,198	556,541
Terns Pharmaceuticals, Inc. (a)	18,294	739,078
Theravance Biopharma, Inc. (a)	11,313	211,666
WaVe Life Sciences Ltd. (a)	50,022	850,374
		4,936,329
Professional Services — 0.2%
Alight, Inc. - Class A	19,995	38,990
IBEX Holdings Ltd. (a)	8,888	339,344
Kelly Services, Inc. - Class A	21,280	187,264
		565,598
Real Estate Management & Development — 0.6%
Cushman & Wakefield Ltd. (a)	30,603	495,463
Newmark Group, Inc. - Class A	69,598	1,206,829
RE/MAX Holdings, Inc. - Class A (a)	13,741	104,294
		1,806,586
Residential REITs — 0.5%
Centerspace	3,629	242,127
Independence Realty Trust, Inc.	51,341	897,441
UMH Properties, Inc.	9,240	147,008
Veris Residential, Inc.	15,654	232,932
		1,519,508
See accompanying notes to financial statements.
BHFTI-307

Brighthouse Funds Trust I
JPMorgan Small Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Retail REITs — 2.2%
Agree Realty Corp.	1,477	$106,388
Curbline Properties Corp.	40,069	930,002
Getty Realty Corp. (b)	17,194	470,600
InvenTrust Properties Corp.	29,080	820,347
Kite Realty Group Trust	56,556	1,355,647
Macerich Co.	49,651	916,557
NETSTREIT Corp. (b)	24,044	424,136
Phillips Edison & Co., Inc.	38,305	1,362,509
Tanger, Inc.	15,345	512,063
		6,898,249
Semiconductors & Semiconductor Equipment — 0.6%
Ambarella, Inc. (a)	4,554	322,606
Diodes, Inc. (a)	19,235	949,055
Navitas Semiconductor Corp. (a) (b)	23,838	170,203
Penguin Solutions, Inc. (a) (b)	11,621	227,307
Veeco Instruments, Inc. (a)	12,859	367,510
		2,036,681
Software — 3.1%
Adeia, Inc.	57,427	990,616
Bit Digital, Inc. (a) (b)	145,515	275,023
Cipher Mining, Inc. (a) (b)	81,561	1,203,840
Cleanspark, Inc. (a) (b)	95,821	969,709
Consensus Cloud Solutions, Inc. (a)	12,212	266,466
Digital Turbine, Inc. (a)	40,295	201,475
Hut 8 Corp. (a)	23,909	1,098,379
LiveRamp Holdings, Inc. (a)	20,529	602,937
MARA Holdings, Inc. (a) (b)	98,410	883,722
NCR Voyix Corp. (a)	34,060	347,412
ON24, Inc. (a)	55,837	444,463
OneSpan, Inc.	33,442	429,395
Porch Group, Inc. (a)	38,304	349,716
Riot Platforms, Inc. (a) (b)	77,870	986,613
Terawulf, Inc. (a)	22,049	253,343
Xperi, Inc. (a)	82,961	486,151
		9,789,260
Specialized REITs — 0.6%
Four Corners Property Trust, Inc.	16,138	372,142
Outfront Media, Inc.	15,743	379,406
PotlatchDeltic Corp.	17,021	677,096
Smartstop Self Storage REIT, Inc.	18,199	563,077
		1,991,721
Specialty Retail — 3.0%
American Eagle Outfitters, Inc.	63,277	1,668,614
Asbury Automotive Group, Inc. (a)	3,957	920,121
Buckle, Inc.	8,223	439,273
EVgo, Inc. (a)	54,193	157,702
Group 1 Automotive, Inc.	1,295	509,323
National Vision Holdings, Inc. (a)	17,010	439,198
RealReal, Inc. (a)	31,906	503,477
Signet Jewelers Ltd.	23,859	1,977,434
Sonic Automotive, Inc. - Class A	3,945	244,038
Security Description	Shares/ Principal Amount*	Value
Specialty Retail—(Continued)
Urban Outfitters, Inc. (a)	20,373	$1,533,272
Victoria's Secret & Co. (a)	21,713	1,176,193
		9,568,645
Technology Hardware, Storage & Peripherals — 0.1%
Turtle Beach Corp. (a)	18,091	253,817
Textiles, Apparel & Luxury Goods — 0.3%
Capri Holdings Ltd. (a)	38,751	945,524
Tobacco — 0.1%
Turning Point Brands, Inc.	1,711	185,472
Trading Companies & Distributors — 1.9%
BlueLinx Holdings, Inc. (a)	2,883	177,102
Boise Cascade Co.	10,455	769,488
DNOW, Inc. (a)	102,834	1,362,550
GATX Corp.	6,328	1,073,229
Hudson Technologies, Inc. (a)	15,502	106,189
Rush Enterprises, Inc. - Class A	19,138	1,032,304
WESCO International, Inc.	5,756	1,408,148
		5,929,010
Water Utilities — 0.7%
American States Water Co.	5,088	368,778
Consolidated Water Co. Ltd.	52,116	1,839,174
		2,207,952
Wireless Telecommunication Services — 0.2%
Spok Holdings, Inc.	11,580	152,740
Telephone & Data Systems, Inc.	9,198	377,118
		529,858
Total Common Stocks (Cost $269,597,579)		311,385,797

Rights—0.0%
Biotechnology — 0.0%
iTeos Therapeutics, Inc. (a) (c) (d) (Cost $0)	97,620	9,762

Short-Term Investments—2.3%
Repurchase Agreement—2.3%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $7,257,886; collateralized by U.S. Treasury Note at 4.500%, maturing 05/15/27, with a market value of $7,402,108	7,256,878	7,256,878
Total Short-Term Investments (Cost $7,256,878)		7,256,878
See accompanying notes to financial statements.
BHFTI-308

Brighthouse Funds Trust I
JPMorgan Small Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (e)—3.2%

Security Description	Shares/ Principal Amount*	Value

Short-Term Investment Funds—1.8%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (f)	1,200,000	$1,200,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (f)	1,200,000	1,200,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 3.690% (f)	1,200,000	1,200,000
RBC BlueBay U.S. Government Money Market Fund, Institutional Shares 3.690% (f)	1,200,000	1,200,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (f)	1,200,000	1,200,000
		6,000,000

Repurchase Agreements—1.4%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $1,000,209; collateralized by various Common Stock with an aggregate market value of $1,113,676	1,000,000	1,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $889,544; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $907,335	889,355	889,355
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $1,000,217; collateralized by various Common Stock with an aggregate market value of $1,111,234	1,000,000	1,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $500,111; collateralized by various Common Stock with an aggregate market value of $556,479	500,000	500,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $20,769; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $21,180	20,765	20,765
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Virtu Americas LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/07/26 with a maturity value of $1,000,776; collateralized by various Common Stock with an aggregate market value of $1,111,264	1,000,000	$1,000,000
		4,410,120
Total Securities Lending Reinvestments (Cost $10,410,120)		10,410,120
Total Investments—103.1% (Cost $287,264,577)		329,062,557
Other assets and liabilities (net)—(3.1)%		(9,916,842)
Net Assets—100.0%		$319,145,715

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $24,198,628 and the collateral received consisted of cash in the amount of
$10,410,120 and non-cash collateral with a value of $14,679,860. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2025, these securities represent 0.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$253,163,052	$0	$286,882,228
See accompanying notes to financial statements.
BHFTI-309

Brighthouse Funds Trust I
JPMorgan Small Cap Value Portfolio
Schedule of Investments as of December 31, 2025
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(10,410,120)	$—	$—	$—	$(10,410,120)
Gross amount of recognized liabilities for securities lending transactions					$(10,410,120)
Investments in Derivative Instruments
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Russell 2000 Index E-Mini Futures	03/20/26	61	USD	7,618,900	$(229,266)
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$229,266

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(17,840)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$329,913
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$7,919,457

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
See accompanying notes to financial statements.
BHFTI-310

Brighthouse Funds Trust I
JPMorgan Small Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$311,385,797	$—	$—	$311,385,797
Total Rights*	—	—	9,762	9,762
Total Short-Term Investments*	—	7,256,878	—	7,256,878
Securities Lending Reinvestments
Short-Term Investment Funds	6,000,000	—	—	6,000,000
Repurchase Agreements	—	4,410,120	—	4,410,120
Total Securities Lending Reinvestments	6,000,000	4,410,120	—	10,410,120
Total Investments	$317,385,797	$11,666,998	$9,762	$329,062,557
Collateral for Securities Loaned (Liability)	$—	$(10,410,120)	$—	$(10,410,120)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(229,266)	$—	$—	$(229,266)

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2025 is not presented.
See accompanying notes to financial statements.
BHFTI-311

Brighthouse Funds Trust I
JPMorgan Small Cap Value Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$329,062,557
Cash	27
Cash collateral for futures contracts	781,000
Receivable for:
Investments sold	8,022
Fund shares sold	978
Dividends and interest	528,942
Prepaid expenses	1,083
Total Assets	330,382,609
Liabilities
Collateral for securities loaned	10,410,120
Payable for:
Investments purchased	60,538
Fund shares redeemed	59,507
Variation margin on futures contracts	60,114
Accrued Expenses:
Management fees	189,414
Distribution and service fees	4,440
Deferred trustees’ fees	250,955
Other expenses	201,806
Total Liabilities	11,236,894
Net Assets	$319,145,715
Net Assets Consist of:
Paid in surplus	$246,456,722
Distributable earnings (Accumulated losses)	72,688,993
Net Assets	$319,145,715
Net Assets
Class A	$298,698,990
Class B	20,446,725
Capital Shares Outstanding*
Class A	24,938,559
Class B	1,744,685
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.98
Class B	11.72

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $287,264,577.
(b)	Includes securities loaned at value of $24,198,628.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$5,424,242
Interest	251,636
Securities lending income	109,259
Total investment income	5,785,137
Expenses
Management fees	2,483,419
Administration fees	35,379
Custodian and accounting fees	78,184
Distribution and service fees—Class B	51,396
Audit and tax services	68,124
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	20,153
Insurance	2,857
Miscellaneous	13,468
Total expenses	2,863,565
Less management fee waiver	(317,215)
Less broker commission recapture	(43,869)
Net expenses	2,502,481
Net Investment Income	3,282,656
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	29,673,001
Futures contracts	(17,840)
Foreign currency transactions	(597)
Net realized gain (loss)	29,654,564
Net change in unrealized appreciation (depreciation) on:
Investments	6,217,365
Futures contracts	329,913
Foreign currency transactions	609
Net change in unrealized appreciation (depreciation)	6,547,887
Net realized and unrealized gain (loss)	36,202,451
Net Increase (Decrease) in Net Assets From Operations	$39,485,107

(a)	Net of foreign withholding taxes of $8,053.
See accompanying notes to financial statements.
BHFTI-312

Brighthouse Funds Trust I
JPMorgan Small Cap Value Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$3,282,656	$3,859,279
Net realized gain (loss)	29,654,564	49,494,787
Net change in unrealized appreciation (depreciation)	6,547,887	(16,856,632)
Increase (decrease) in net assets from operations	39,485,107	36,497,434
From Distributions to Shareholders
Class A	(35,513,490)	(5,950,724)
Class B	(2,451,254)	(351,628)
Total distributions	(37,964,744)	(6,302,352)
Increase (decrease) in net assets from capital share transactions	(4,418,902)	(100,336,375)
Total increase (decrease) in net assets	(2,898,539)	(70,141,293)
Net Assets
Beginning of period	322,044,254	392,185,547
End of period	$319,145,715	$322,044,254

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	1,354,430	$15,388,630	234,536	$2,716,856
Reinvestments	3,498,866	35,513,490	523,371	5,950,724
Redemptions	(4,732,172)	(54,396,249)	(8,537,182)	(104,409,796)
Net increase (decrease)	121,124	$(3,494,129)	(7,779,275)	$(95,742,216)
Class B
Sales	146,772	$1,615,845	94,614	$1,105,619
Reinvestments	246,605	2,451,254	31,508	351,628
Redemptions	(449,153)	(4,991,872)	(519,950)	(6,051,406)
Net increase (decrease)	(55,776)	$(924,773)	(393,828)	$(4,594,159)
Increase (decrease) derived from capital shares transactions		$(4,418,902)		$(100,336,375)
See accompanying notes to financial statements.
BHFTI-313

Brighthouse Funds Trust I
JPMorgan Small Cap Value Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.11	$11.29	$11.05	$20.02	$15.60
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12	0.13	0.14	0.18	0.14
Net realized and unrealized gain (loss)	1.14	0.90	1.20	(2.95)	5.00
Total income (loss) from investment operations	1.26	1.03	1.34	(2.77)	5.14
Less Distributions
Distributions from net investment income	(0.14)	(0.21)	(0.15)	(0.21)	(0.23)
Distributions from net realized capital gains	(1.25)	0.00	(0.95)	(5.99)	(0.49)
Total distributions	(1.39)	(0.21)	(1.10)	(6.20)	(0.72)
Net Asset Value, End of Period	$11.98	$12.11	$11.29	$11.05	$20.02
Total Return (%) (b)	12.48	9.20	13.21	(13.21)	33.01
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.87	0.87	0.85	0.85
Net ratio of expenses to average net assets (%) (c)	0.79	0.77	0.77	0.75	0.75
Ratio of net investment income (loss) to average net assets (%)	1.05	1.07	1.28	1.28	0.76
Portfolio turnover rate (%)	82	66	66	64	63
Net assets, end of period (in millions)	$298.7	$300.7	$367.9	$356.6	$491.6

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.88	$11.07	$10.85	$19.78	$15.42
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	0.09	0.11	0.14	0.10
Net realized and unrealized gain (loss)	1.11	0.90	1.18	(2.92)	4.94
Total income (loss) from investment operations	1.20	0.99	1.29	(2.78)	5.04
Less Distributions
Distributions from net investment income	(0.11)	(0.18)	(0.12)	(0.16)	(0.19)
Distributions from net realized capital gains	(1.25)	0.00	(0.95)	(5.99)	(0.49)
Total distributions	(1.36)	(0.18)	(1.07)	(6.15)	(0.68)
Net Asset Value, End of Period	$11.72	$11.88	$11.07	$10.85	$19.78
Total Return (%) (b)	12.14	9.01	12.94	(13.50)	32.74
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.14	1.12	1.12	1.10	1.10
Net ratio of expenses to average net assets (%) (c)	1.04	1.02	1.02	1.00	1.00
Ratio of net investment income (loss) to average net assets (%)	0.80	0.82	1.03	1.04	0.52
Portfolio turnover rate (%)	82	66	66	64	63
Net assets, end of period (in millions)	$20.4	$21.4	$24.3	$23.3	$31.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTI-314

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—68.6% of Net Assets

Security Description	Shares	Value

Banks — 2.1%
JPMorgan Chase & Co.	23,733	$7,647,247
Broadline Retail — 3.0%
Amazon.com, Inc. (a)	48,141	11,111,906
Building Products — 2.0%
Builders FirstSource, Inc. (a)	9,777	1,005,955
Trane Technologies PLC	15,764	6,135,349
		7,141,304
Capital Markets — 9.0%
Blackrock, Inc.	9,128	9,770,063
Goldman Sachs Group, Inc.	8,467	7,442,493
London Stock Exchange Group PLC	37,230	4,483,033
S&P Global, Inc.	21,564	11,269,131
		32,964,720
Chemicals — 1.7%
Linde PLC	14,632	6,238,938
Consumer Staples Distribution & Retail — 1.6%
Costco Wholesale Corp.	6,839	5,897,543
Electrical Equipment — 1.6%
Schneider Electric SE	21,667	5,938,955
Electronic Equipment, Instruments & Components — 1.5%
Halma PLC	115,945	5,494,693
Financial Services — 2.9%
Mastercard, Inc. - Class A	18,712	10,682,307
Health Care Providers & Services — 0.5%
UnitedHealth Group, Inc.	5,587	1,844,325
Hotels, Restaurants & Leisure — 4.0%
Airbnb, Inc. - Class A (a)	37,712	5,118,273
Chipotle Mexican Grill, Inc. (a)	30,391	1,124,467
Hilton Worldwide Holdings, Inc.	29,760	8,548,560
		14,791,300
Insurance — 1.2%
Progressive Corp.	19,609	4,465,361
Interactive Media & Services — 3.3%
Alphabet, Inc. - Class A	38,362	12,007,306
IT Services — 3.2%
CGI, Inc.	54,600	5,043,305
Nomura Research Institute Ltd.	167,900	6,463,594
		11,506,899
Life Sciences Tools & Services — 3.8%
Danaher Corp.	26,714	6,115,369
Mettler-Toledo International, Inc. (a)	5,693	7,937,124
		14,052,493
Security Description	Shares/ Principal Amount*	Value
Machinery — 7.6%
Atlas Copco AB - A Shares	450,771	$8,075,905
Cummins, Inc.	16,502	8,423,446
Parker-Hannifin Corp.	12,859	11,302,547
		27,801,898
Semiconductors & Semiconductor Equipment — 12.3%
ASML Holding NV	9,953	10,638,921
KLA Corp.	4,565	5,546,840
NVIDIA Corp.	93,745	17,483,443
Taiwan Semiconductor Manufacturing Co. Ltd.	237,000	11,578,250
		45,247,454
Software — 2.4%
Adobe, Inc. (a)	3,108	1,087,769
Roper Technologies, Inc.	14,276	6,354,676
Salesforce, Inc.	5,559	1,472,635
		8,915,080
Specialty Retail — 4.1%
Home Depot, Inc.	22,068	7,593,599
O'Reilly Automotive, Inc. (a)	80,421	7,335,199
		14,928,798
Textiles, Apparel & Luxury Goods — 0.8%
LVMH Moet Hennessy Louis Vuitton SE	3,812	2,873,867
Total Common Stocks (Cost $163,782,179)		251,552,394

Corporate Bonds & Notes—17.9%
Aerospace/Defense — 0.7%
Boeing Co.
3.625%, 02/01/31	160,000	153,695
5.150%, 05/01/30	120,000	123,301
5.705%, 05/01/40	125,000	127,597
5.805%, 05/01/50	495,000	486,879
6.528%, 05/01/34	855,000	945,937
6.858%, 05/01/54	510,000	572,801
TransDigm, Inc.
6.750%, 08/15/28 (144A)	30,000	30,528
		2,440,738
Airlines — 0.1%
Air Canada Pass-Through Trust
3.300%, 07/15/31 (144A)	147,568	141,026
4.125%, 06/15/29 (144A)	94,832	93,267
		234,293
Auto Manufacturers — 0.1%
Allison Transmission, Inc.
3.750%, 01/30/31 (144A)	45,000	42,372
4.750%, 10/01/27 (144A)	105,000	104,857
American Honda Finance Corp.
5.150%, 07/09/32	115,000	118,170
See accompanying notes to financial statements.
BHFTI-315

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Auto Manufacturers—(Continued)
Hyundai Capital America
5.400%, 06/24/31 (144A)	40,000	$41,392
6.375%, 04/08/30 (144A)	175,000	186,750
		493,541
Auto Parts & Equipment — 0.1%
Aptiv Swiss Holdings Ltd.
1.600%, 09/15/28 (EUR)	100,000	114,389
ZF North America Capital, Inc.
6.875%, 04/14/28 (144A) (b)	150,000	153,061
6.875%, 04/23/32 (144A)	150,000	146,690
		414,140
Banks — 1.5%
Banco de Chile
2.990%, 12/09/31 (144A)	200,000	182,440
Banco de Credito del Peru SA
5.650%, 5Y H15 + 1.961%, 01/15/37 (144A) (c)	144,000	144,648
Banco Santander Chile
3.177%, 10/26/31 (144A)	250,000	234,262
Banco Santander SA
6.938%, 11/07/33	200,000	228,869
Bank of America Corp.
2.482%, 5Y H15 + 1.200%, 09/21/36 (c)	162,000	142,165
3.846%, 5Y H15 + 2.000%, 03/08/37 (b) (c)	275,000	258,977
Credit Agricole SA
5.862%, SOFR + 1.740%, 01/09/36 (144A) (c)	250,000	263,704
Danske Bank AS
4.750%, 1Y EUR Swap + 1.700%, 06/21/30 (EUR) (c)	280,000	347,312
Deutsche Bank AG
2.552%, SOFR + 1.318%, 01/07/28 (b) (c)	170,000	167,187
DNB Bank ASA
1.535%, 1Y H15 + 0.720%, 05/25/27 (144A) (c)	410,000	405,814
Intesa Sanpaolo SpA
6.625%, 06/20/33 (144A)	315,000	346,632
JPMorgan Chase & Co.
6.500%, 5Y H15 + 2.152%, 04/01/30 (b) (c)	800,000	831,289
Morgan Stanley
2.484%, SOFR + 1.360%, 09/16/36 (c)	510,000	448,450
Sumitomo Mitsui Financial Group, Inc.
5.766%, 01/13/33 (b)	200,000	212,990
UBS Group AG
3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	510,000	473,164
UniCredit SpA
7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (c)	325,000	348,476
Westpac Banking Corp.
1.953%, 11/20/28	400,000	379,458
		5,415,837
Beverages — 0.1%
Anheuser-Busch InBev SA
3.700%, 04/02/40 (EUR)	300,000	335,753
Diageo Capital PLC
2.125%, 04/29/32	200,000	174,038
		509,791
Security Description	Principal Amount*	Value
Building Materials — 0.1%
JH North America Holdings, Inc.
5.875%, 01/31/31 (144A)	75,000	$76,554
6.125%, 07/31/32 (144A)	105,000	107,789
Quikrete Holdings, Inc.
6.375%, 03/01/32 (144A)	330,000	343,490
		527,833
Chemicals — 0.3%
Albemarle Corp.
5.050%, 06/01/32	200,000	201,348
Ashland, Inc.
3.375%, 09/01/31 (144A) (b)	55,000	50,309
Chemours Co.
5.750%, 11/15/28 (144A)	35,000	34,038
OCP SA
6.750%, 05/02/34 (144A)	450,000	484,722
Sociedad Quimica y Minera de Chile SA
5.500%, 09/10/34 (144A)	200,000	202,606
6.500%, 11/07/33 (144A)	200,000	217,296
Solstice Advanced Materials, Inc.
5.625%, 09/30/33 (144A)	96,000	96,844
		1,287,163
Commercial Services — 0.3%
Block, Inc.
3.500%, 06/01/31 (b)	415,000	390,065
TriNet Group, Inc.
3.500%, 03/01/29 (144A)	415,000	392,159
United Rentals North America, Inc.
3.750%, 01/15/32	225,000	211,092
6.125%, 03/15/34 (144A)	140,000	145,834
		1,139,150
Computers — 0.0%
Seagate Data Storage Technology Pte. Ltd.
4.091%, 06/01/29 (144A)	155,000	151,889
9.625%, 12/01/32 (144A)	7,650	8,685
		160,574
Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.300%, 01/30/32	260,000	240,063
Blue Owl Finance LLC
6.250%, 04/18/34 (b)	175,000	180,459
Brookfield Finance I U.K. PLC/Brookfield Finance, Inc.
2.340%, 01/30/32	175,000	153,398
Brookfield Finance, Inc.
3.900%, 01/25/28	185,000	184,349
Freedom Mortgage Holdings LLC
8.375%, 04/01/32 (144A)	47,000	49,475
9.125%, 05/15/31 (144A)	35,000	37,592
Jefferies Financial Group, Inc.
6.200%, 04/14/34 (b)	235,000	248,018
Macquarie Airfinance Holdings Ltd.
6.400%, 03/26/29 (144A)	10,000	10,479
See accompanying notes to financial statements.
BHFTI-316

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Diversified Financial Services—(Continued)
Macquarie Airfinance Holdings Ltd.
6.500%, 03/26/31 (144A)	15,000	$16,042
Nomura Holdings, Inc.
2.710%, 01/22/29	245,000	233,696
Osaic Holdings, Inc.
6.750%, 08/01/32 (144A)	56,000	58,499
Power Finance Corp. Ltd.
3.950%, 04/23/30 (144A)	200,000	195,045
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.
3.875%, 03/01/31 (144A) (b)	515,000	489,041
4.000%, 10/15/33 (144A) (b)	100,000	92,910
		2,189,066
Electric — 0.6%
Colbun SA
5.375%, 09/11/35 (144A)	200,000	200,250
EDP Finance BV
1.710%, 01/24/28 (144A)	205,000	195,118
Electricite de France SA
4.875%, 09/21/38 (144A)	200,000	186,560
Empresas Publicas de Medellin ESP
4.250%, 07/18/29 (144A)	200,000	187,930
Enel Chile SA
4.875%, 06/12/28	110,000	111,540
Engie Energia Chile SA
3.400%, 01/28/30	305,000	286,927
6.375%, 04/17/34 (144A)	200,000	213,625
Engie SA
1.250%, 10/24/41 (EUR)	200,000	151,588
Israel Electric Corp. Ltd.
3.750%, 02/22/32 (144A)	200,000	187,015
Orsted AS
2.125%, 05/17/27 (GBP)	215,000	280,659
Talen Energy Supply LLC
6.250%, 02/01/34 (144A)	201,000	205,003
		2,206,215
Electronics — 0.1%
Sensata Technologies, Inc.
3.750%, 02/15/31 (144A) (b)	275,000	258,081
4.375%, 02/15/30 (144A)	80,000	78,136
TD SYNNEX Corp.
6.100%, 04/12/34	95,000	100,383
		436,600
Engineering & Construction — 0.3%
Cellnex Telecom SA
1.750%, 10/23/30 (EUR)	400,000	437,824
IHS Holding Ltd.
7.875%, 05/29/30 (144A)	280,000	288,400
TopBuild Corp.
4.125%, 02/15/32 (144A) (b)	40,000	37,989
5.625%, 01/31/34 (144A)	175,000	177,028
		941,241
Security Description	Principal Amount*	Value
Entertainment — 0.2%
Warnermedia Holdings, Inc.
4.279%, 03/15/32 (b)	976,000	$856,752
Environmental Control — 0.0%
GFL Environmental, Inc.
4.375%, 08/15/29 (144A)	65,000	63,916
6.750%, 01/15/31 (144A)	25,000	26,230
		90,146
Food — 0.4%
Fonterra Co-Operative Group Ltd.
3.750%, 06/16/26 (AUD)	400,000	266,257
4.000%, 11/02/27 (AUD)	100,000	65,823
JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL
3.750%, 12/01/31	85,000	80,717
6.750%, 03/15/34	245,000	270,676
Lamb Weston Holdings, Inc.
4.875%, 05/15/28 (144A)	30,000	29,924
Pilgrim's Pride Corp.
3.500%, 03/01/32	450,000	415,708
4.250%, 04/15/31	40,000	39,051
Post Holdings, Inc.
4.500%, 09/15/31 (144A)	220,000	208,570
		1,376,726
Forest Products & Paper — 0.1%
Suzano Austria GmbH
2.500%, 09/15/28	255,000	241,361
3.125%, 01/15/32 (b)	125,000	111,817
3.750%, 01/15/31	60,000	56,616
Suzano Netherlands BV
5.500%, 01/15/36	145,000	143,750
		553,544
Gas — 0.4%
Naturgy Finance Iberia SA
1.500%, 01/29/28 (EUR)	200,000	229,687
Venture Global Plaquemines LNG LLC
6.125%, 12/15/30 (144A)	76,000	77,394
6.500%, 01/15/34 (144A) (b)	579,000	593,035
6.500%, 06/15/34 (144A)	5,000	5,109
6.750%, 01/15/36 (144A)	145,000	148,522
7.500%, 05/01/33 (144A)	252,000	272,286
7.750%, 05/01/35 (144A)	65,000	71,172
		1,397,205
Healthcare-Products — 0.1%
Avantor Funding, Inc.
4.625%, 07/15/28 (144A)	60,000	59,674
DH Europe Finance II SARL
0.750%, 09/18/31 (EUR)	140,000	144,320
Hologic, Inc.
3.250%, 02/15/29 (144A)	160,000	157,691
		361,685
See accompanying notes to financial statements.
BHFTI-317

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Healthcare-Services — 0.3%
Centene Corp.
2.500%, 03/01/31	275,000	$237,482
2.625%, 08/01/31	5,000	4,301
3.000%, 10/15/30	185,000	165,489
HCA, Inc.
5.125%, 06/15/39	350,000	337,998
Molina Healthcare, Inc.
3.875%, 11/15/30 (144A)	40,000	37,116
3.875%, 05/15/32 (144A)	105,000	95,359
4.375%, 06/15/28 (144A)	60,000	59,007
6.500%, 02/15/31 (144A)	125,000	128,379
		1,065,131
Holding Companies-Diversified — 0.1%
CK Hutchison International 19 Ltd.
3.625%, 04/11/29 (144A)	225,000	220,997
Home Builders — 0.0%
Taylor Morrison Communities, Inc.
5.750%, 11/15/32 (144A)	83,000	85,398
Household Products/Wares — 0.0%
Kimberly-Clark de Mexico SAB de CV
2.431%, 07/01/31	200,000	181,675
Insurance — 0.3%
AIA Group Ltd.
3.600%, 04/09/29	200,000	197,236
3.900%, 04/06/28 (144A)	260,000	260,185
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
7.000%, 01/15/31 (144A)	255,000	264,556
Amynta Agency Borrower, Inc. & Amynta Warranty Borrower, Inc.
7.500%, 07/15/33 (144A)	155,000	156,813
Ryan Specialty LLC
5.875%, 08/01/32 (144A) (b)	235,000	240,116
		1,118,906
Internet — 0.2%
Alibaba Group Holding Ltd.
3.400%, 12/06/27	240,000	237,932
Go Daddy Operating Co. LLC/GD Finance Co., Inc.
3.500%, 03/01/29 (144A)	410,000	393,141
5.250%, 12/01/27 (144A)	85,000	85,232
		716,305
Iron/Steel — 0.1%
ArcelorMittal SA
6.750%, 03/01/41	95,000	103,844
Commercial Metals Co.
5.750%, 11/15/33 (144A)	74,000	75,667
6.000%, 12/15/35 (144A)	104,000	106,616
Mineral Resources Ltd.
8.000%, 11/01/27 (144A)	10,000	10,213
9.250%, 10/01/28 (144A)	15,000	15,743
		312,083
Security Description	Principal Amount*	Value
Leisure Time — 0.5%
Carnival Corp.
5.750%, 03/15/30 (144A) (b)	140,000	$143,978
Kingpin Intermediate Holdings LLC
7.250%, 10/15/32 (144A) (b)	76,000	71,847
NCL Corp. Ltd.
6.750%, 02/01/32 (144A)	260,000	266,220
Royal Caribbean Cruises Ltd.
4.250%, 07/01/26 (144A)	365,000	364,951
5.500%, 04/01/28 (144A)	450,000	458,061
5.625%, 09/30/31 (144A)	440,000	449,819
6.250%, 03/15/32 (144A)	50,000	51,738
		1,806,614
Lodging — 0.3%
Hilton Domestic Operating Co., Inc.
3.625%, 02/15/32 (144A)	655,000	608,024
5.500%, 03/31/34 (144A)	39,000	39,268
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.
4.875%, 07/01/31 (144A) (b)	70,000	65,346
6.625%, 01/15/32 (144A)	70,000	71,749
Marriott Ownership Resorts, Inc.
4.500%, 06/15/29 (144A)	88,000	84,076
Travel & Leisure Co.
4.500%, 12/01/29 (144A)	75,000	73,408
4.625%, 03/01/30 (144A)	175,000	170,635
6.125%, 09/01/33 (144A)	90,000	91,354
		1,203,860
Machinery-Diversified — 0.1%
Ingersoll Rand, Inc.
5.700%, 08/14/33	285,000	301,957
Media — 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.950%, 06/30/62	45,000	27,078
6.384%, 10/23/35	65,000	67,083
6.550%, 06/01/34 (b)	135,000	141,987
6.650%, 02/01/34 (b)	70,000	73,741
CSC Holdings LLC
3.375%, 02/15/31 (144A) (b)	335,000	202,862
4.125%, 12/01/30 (144A)	400,000	245,281
4.500%, 11/15/31 (144A) (b)	405,000	247,050
4.625%, 12/01/30 (144A)	1,385,000	494,710
5.375%, 02/01/28 (144A)	818,000	593,480
11.250%, 05/15/28 (144A)	201,000	159,929
Directv Financing LLC
8.875%, 02/01/30 (144A)	564,000	570,899
Directv Financing LLC/Directv Financing Co-Obligor, Inc.
10.000%, 02/15/31 (144A)	235,000	240,182
Discovery Communications LLC
3.625%, 05/15/30	855,000	787,141
6.350%, 06/01/40	63,000	52,180
DISH DBS Corp.
5.250%, 12/01/26 (144A) †	1,160,000	1,124,907
See accompanying notes to financial statements.
BHFTI-318

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Media—(Continued)
DISH DBS Corp.
5.750%, 12/01/28 (144A) †	105,000	$103,084
7.750%, 07/01/26 †	60,000	59,270
Grupo Televisa SAB
7.250%, 05/14/43 (MXN)	6,000,000	199,495
		5,390,359
Mining — 1.5%
Anglo American Capital PLC
2.625%, 09/10/30 (144A)	200,000	184,339
5.625%, 04/01/30 (144A)	200,000	208,848
AngloGold Ashanti Holdings PLC
3.375%, 11/01/28	300,000	291,041
Antofagasta PLC
5.625%, 05/13/32	200,000	208,020
6.250%, 05/02/34 (144A)	200,000	215,431
Corp. Nacional del Cobre de Chile
3.000%, 09/30/29 (144A)	285,000	270,470
Freeport-McMoRan, Inc.
4.375%, 08/01/28	325,000	325,100
5.400%, 11/14/34 (b)	540,000	556,765
Glencore Funding LLC
5.634%, 04/04/34 (144A) (b)	1,230,000	1,285,094
5.700%, 05/08/33 (144A) (b)	285,000	300,099
6.500%, 10/06/33 (144A) (b)	1,270,000	1,402,639
Ivanhoe Mines Ltd.
7.875%, 01/23/30 (144A)	200,000	206,343
		5,454,189
Miscellaneous Manufacturing — 0.1%
Axon Enterprise, Inc.
6.125%, 03/15/30 (144A)	50,000	51,617
6.250%, 03/15/33 (144A)	235,000	244,477
		296,094
Multi-National — 0.3%
International Bank for Reconstruction & Development
1.200%, 07/22/26 (CAD)	1,315,000	952,054
Office/Business Equipment — 0.2%
CDW LLC/CDW Finance Corp.
5.550%, 08/22/34	590,000	601,160
Oil & Gas — 0.7%
Chord Energy Corp.
6.000%, 10/01/30 (144A)	20,000	20,245
6.750%, 03/15/33 (144A)	370,000	382,623
Civitas Resources, Inc.
8.375%, 07/01/28 (144A)	35,000	36,064
8.625%, 11/01/30 (144A) (b)	175,000	183,411
8.750%, 07/01/31 (144A) (b)	30,000	31,122
Continental Resources, Inc.
2.875%, 04/01/32 (144A)	728,000	635,312
5.750%, 01/15/31 (144A) (b)	517,000	530,124
Equinor ASA
3.625%, 04/06/40	355,000	300,040
Security Description	Principal Amount*	Value
Oil & Gas—(Continued)
Matador Resources Co.
6.250%, 04/15/33 (144A)	5,000	$5,007
6.500%, 04/15/32 (144A)	45,000	45,638
6.875%, 04/15/28 (144A)	20,000	20,438
QatarEnergy
2.250%, 07/12/31 (144A)	305,000	274,683
SM Energy Co.
6.750%, 08/01/29 (144A)	155,000	156,138
7.000%, 08/01/32 (144A) (b)	35,000	34,407
		2,655,252
Packaging & Containers — 0.2%
Ball Corp.
5.500%, 09/15/33	582,000	593,286
Pharmaceuticals — 1.1%
Bausch Health Cos., Inc.
4.875%, 06/01/28 (144A)	200,000	179,000
Teva Pharmaceutical Finance Co. LLC
6.150%, 02/01/36 (b)	250,000	262,475
Teva Pharmaceutical Finance Netherlands III BV
4.100%, 10/01/46	1,665,000	1,259,080
6.000%, 12/01/32 (b)	230,000	241,387
7.875%, 09/15/29 (b)	605,000	665,517
8.125%, 09/15/31	430,000	495,119
Teva Pharmaceutical Finance Netherlands IV BV
5.750%, 12/01/30	765,000	793,477
		3,896,055
Pipelines — 0.3%
Hess Midstream Operations LP
4.250%, 02/15/30 (144A)	95,000	92,918
ONEOK, Inc.
5.450%, 06/01/47	60,000	55,161
Targa Resources Corp.
6.125%, 03/15/33	115,000	123,013
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.000%, 01/15/32	35,000	33,397
4.875%, 02/01/31	15,000	15,092
5.500%, 03/01/30	20,000	20,308
Venture Global Calcasieu Pass LLC
3.875%, 11/01/33 (144A)	83,000	71,165
4.125%, 08/15/31 (144A)	131,000	119,206
Venture Global LNG, Inc.
9.000%, 5Y H15 + 5.440%, 09/30/29 (144A) (b) (c)	235,000	185,587
Western Midstream Operating LP
4.050%, 02/01/30 (b)	60,000	58,781
5.250%, 02/01/50	50,000	42,802
5.300%, 03/01/48	80,000	68,979
5.450%, 04/01/44	15,000	13,666
5.500%, 08/15/48	10,000	8,797
6.150%, 04/01/33	110,000	116,475
		1,025,347
See accompanying notes to financial statements.
BHFTI-319

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Real Estate — 0.2%
Blackstone Property Partners Europe Holdings SARL
1.625%, 04/20/30 (EUR)	215,000	$233,633
Logicor Financing SARL
2.000%, 01/17/34 (EUR)	140,000	140,821
3.750%, 07/14/32 (EUR)	202,000	234,542
		608,996
Real Estate Investment Trusts — 0.3%
Equinix Europe 2 Financing Corp. LLC
3.250%, 03/15/31 (EUR)	100,000	116,031
Iron Mountain, Inc.
4.875%, 09/15/29 (144A)	225,000	221,973
5.250%, 07/15/30 (144A)	125,000	123,488
Prologis Euro Finance LLC
0.250%, 09/10/27 (EUR)	320,000	361,375
Prologis LP
2.250%, 06/30/29 (GBP)	135,000	170,359
Realty Income Corp.
1.625%, 12/15/30 (GBP)	125,000	146,529
5.125%, 07/06/34 (EUR)	100,000	127,791
		1,267,546
Retail — 0.5%
1011778 BC ULC/New Red Finance, Inc.
3.500%, 02/15/29 (144A)	10,000	9,662
3.875%, 01/15/28 (144A)	5,000	4,929
4.000%, 10/15/30 (144A)	685,000	652,397
5.625%, 09/15/29 (144A)	80,000	81,455
El Puerto de Liverpool SAB de CV
6.658%, 01/22/37 (144A)	200,000	213,980
Global Auto Holdings Ltd./AAG FH U.K. Ltd.
8.375%, 01/15/29 (144A)	400,000	393,000
PetSmart LLC/PetSmart Finance Corp.
7.500%, 09/15/32 (144A)	250,000	254,421
Yum! Brands, Inc.
3.625%, 03/15/31	85,000	80,405
4.625%, 01/31/32	220,000	215,598
		1,905,847
Semiconductors — 0.8%
Broadcom, Inc.
2.450%, 02/15/31	415,000	379,592
2.600%, 02/15/33	690,000	607,625
3.419%, 04/15/33	680,000	629,452
3.469%, 04/15/34	1,080,000	984,791
4.150%, 04/15/32 (144A)	330,000	322,688
Entegris, Inc.
4.750%, 04/15/29 (144A)	110,000	110,240
		3,034,388
Software — 0.5%
Fair Isaac Corp.
6.000%, 05/15/33 (144A)	725,000	744,681
Open Text Corp.
3.875%, 12/01/29 (144A)	95,000	90,158
Security Description	Principal Amount*	Value
Software—(Continued)
Open Text Holdings, Inc.
4.125%, 02/15/30 (144A)	445,000	$425,340
Paychex, Inc.
5.600%, 04/15/35 (b)	280,000	293,243
Synopsys, Inc.
5.700%, 04/01/55	405,000	401,756
		1,955,178
Telecommunications — 1.6%
America Movil SAB de CV
2.125%, 03/10/28 (EUR)	235,000	272,138
2.875%, 05/07/30	200,000	188,342
Bharti Airtel Ltd.
3.250%, 06/03/31 (b)	305,000	288,634
Cipher Compute LLC
7.125%, 11/15/30 (144A)	44,000	44,813
EchoStar Corp.
6.750%, 6.750% PIK, 11/30/30 † (d)	288,597	295,659
10.750%, 11/30/29 †	3,081,509	3,407,536
KT Corp.
2.500%, 07/18/26 (144A)	210,000	208,196
Ooredoo International Finance Ltd.
2.625%, 04/08/31 (144A)	250,000	230,948
Telecom Argentina SA
9.250%, 05/28/33 (144A)	200,000	208,922
T-Mobile USA, Inc.
3.875%, 04/15/30	355,000	349,098
Turk Telekomunikasyon AS
6.950%, 10/07/32 (144A)	200,000	204,368
Turkcell Iletisim Hizmetleri AS
5.800%, 04/11/28	215,000	216,930
		5,915,584
Transportation — 0.1%
Canadian Pacific Railway Co.
1.750%, 12/02/26 (b)	265,000	259,826
Total Corporate Bonds & Notes (Cost $66,239,960)		65,856,327

Foreign Government—8.0%
Banks — 0.1%
Corp. Financiera de Desarrollo SA
2.400%, 09/28/27 (144A)	365,000	353,090
Oil & Gas — 0.1%
Korea National Oil Corp.
2.125%, 04/18/27 (144A)	240,000	234,525
Regional Government — 0.3%
New South Wales Treasury Corp.
2.000%, 03/08/33 (AUD)	1,280,000	701,800
Province of Quebec
2.300%, 09/01/29 (CAD)	390,000	277,599
See accompanying notes to financial statements.
BHFTI-320

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Schedule of Investments as of December 31, 2025
Foreign Government—(Continued)
Security Description	Principal Amount*	Value

Regional Government—(Continued)
Province of Quebec
4.500%, 09/08/33	310,000	$313,810
		1,293,209
Sovereign — 7.5%
Argentina Republic Government International Bonds
4.125%, 07/09/35 (e)	236,000	175,584
Australia Government Bonds
0.500%, 09/21/26 (AUD)	566,000	368,693
3.000%, 11/21/33 (AUD)	470,000	280,780
4.250%, 12/21/35 (AUD)	883,000	566,141
Bonos de la Tesoreria de la Republica en pesos
5.000%, 03/01/35 (CLP)	295,000,000	320,276
Brazil Government International Bonds
6.000%, 10/20/33	325,000	328,412
Brazil Notas do Tesouro Nacional
10.000%, 01/01/31 (BRL)	4,775,000	765,234
10.000%, 01/01/35 (BRL)	3,297,000	492,832
Bundesobligation
2.400%, 04/18/30 (EUR)	318,000	373,785
Canada Government Bonds
2.500%, 11/01/27 (CAD)	2,935,000	2,135,148
Chile Government International Bonds
2.550%, 01/27/32	350,000	313,617
Colombia Government International Bonds
7.500%, 02/02/34	200,000	208,400
7.750%, 11/07/36 (b)	200,000	208,430
Colombia TES
7.500%, 08/26/26 (COP)	4,868,600,000	1,273,761
Dominican Republic International Bonds
4.500%, 01/30/30 (144A)	235,000	229,184
4.875%, 09/23/32 (144A)	150,000	144,180
6.000%, 07/19/28 (144A)	200,000	204,630
8.625%, 04/20/27 (144A)	133,333	137,420
Export-Import Bank of India
2.250%, 01/13/31 (144A)	310,000	279,526
Indonesia Treasury Bonds
7.000%, 09/15/30 (IDR)	4,793,000,000	302,513
Ireland Government Bonds
Zero Coupon, 10/18/31 (EUR)	345,000	348,044
Italy Buoni Poliennali Del Tesoro
2.950%, 07/01/30 (EUR)	750,000	889,883
3.650%, 08/01/35 (144A) (EUR)	235,000	280,531
Japan Government CPI-Linked Bonds
0.100%, 03/10/28 (JPY) (f)	94,816,755	615,311
Japan Government Ten Year Bonds
1.700%, 09/20/35 (JPY)	154,600,000	957,476
Japan Government Thirty Year Bonds
1.600%, 12/20/53 (JPY)	109,000,000	472,679
2.800%, 06/20/55 (JPY)	92,500,000	528,586
Korea Treasury Bonds
2.500%, 09/10/30 (KRW)	902,260,000	606,881
3.000%, 12/10/34 (KRW)	376,710,000	252,791
3.500%, 09/10/28 (KRW)	436,120,000	306,506
Malaysia Government Bonds
3.582%, 07/15/32 (MYR)	1,141,000	284,148
Security Description	Principal Amount*	Value

Sovereign—(Continued)
Malaysia Government Bonds
3.828%, 07/05/34 (MYR)	1,165,000	$293,977
Mexico Bonos
5.750%, 03/05/26 (MXN)	20,927,400	1,158,047
7.500%, 06/03/27 (MXN)	7,046,700	390,804
8.500%, 05/31/29 (MXN)	11,467,500	642,123
Mexico Government International Bonds
3.500%, 02/12/34	200,000	172,900
4.000%, 03/15/2115 (EUR)	100,000	82,162
5.850%, 07/02/32	200,000	205,482
Netherlands Government Bonds
Zero Coupon, 01/15/29 (144A) (EUR)	395,000	433,194
New Zealand Government Bonds
1.500%, 05/15/31 (NZD)	600,000	305,599
3.000%, 04/20/29 (NZD)	1,490,000	846,142
Norway Government Bonds
1.375%, 08/19/30 (144A) (NOK)	5,850,000	518,955
1.750%, 02/17/27 (144A) (NOK)	2,950,000	285,649
Paraguay Government International Bonds
4.950%, 04/28/31 (144A)	200,000	202,700
Peru Government International Bonds
3.000%, 01/15/34	245,000	213,113
Republic of Poland Government Bonds
1.250%, 10/25/30 (PLN)	766,000	184,260
4.500%, 07/25/30 (PLN)	1,380,000	384,956
Republic of South Africa Government Bonds
8.875%, 02/28/35 (ZAR)	5,250,000	329,858
9.000%, 01/31/40 (ZAR)	11,100,000	671,266
Republic of South Africa Government International Bonds
5.750%, 09/30/49	965,000	813,486
7.100%, 11/19/36 (144A)	200,000	214,768
Romania Government International Bonds
2.000%, 04/14/33 (144A) (EUR)	120,000	114,638
6.125%, 10/07/37 (144A) (EUR)	175,000	206,773
Singapore Government Bonds
2.125%, 06/01/26 (SGD)	985,000	768,116
Spain Government Bonds
1.250%, 10/31/30 (144A) (EUR)	336,000	370,456
Sweden Government Bonds
0.125%, 05/12/31 (SEK)	4,200,000	404,334
U.K. Gilts
4.125%, 01/29/27 (GBP)	680,000	920,367
4.250%, 07/31/34 (GBP)	1,140,000	1,518,190
Uruguay Government International Bonds
8.250%, 05/21/31 (UYU)	8,750,000	230,198
		27,533,895
Total Foreign Government (Cost $29,903,548)		29,414,719

U.S. Treasury & Government Agencies—2.8%
U.S. Treasury — 2.8%
U.S. Treasury Bonds
2.250%, 02/15/52	480,000	291,225
3.000%, 05/15/45	800,000	615,687
See accompanying notes to financial statements.
BHFTI-321

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Schedule of Investments as of December 31, 2025
U.S. Treasury & Government Agencies—(Continued)
Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.625%, 05/15/53	630,000	$509,636
4.125%, 08/15/53	115,000	101,802
U.S. Treasury Inflation-Indexed Notes
0.375%, 07/15/27 (f)	592,277	585,361
U.S. Treasury Notes
2.750%, 08/15/32	115,000	107,197
3.375%, 05/15/33	825,000	793,128
3.500%, 11/30/30 (b)	1,914,000	1,894,710
3.750%, 06/30/30	1,485,000	1,488,538
4.000%, 03/31/30 (g)	3,435,000	3,478,743
4.000%, 02/15/34	240,000	239,250
4.625%, 02/15/35	100,000	103,801
Total U.S. Treasury & Government Agencies (Cost $10,218,406)		10,209,078

Floating Rate Loans (h)—1.2%
Auto Manufacturers — 0.0%
Allison Transmission, Inc.
2025 Incremental Term Loan B, 11/05/32 (i)	85,000	85,531
Chemicals — 0.0%
Solstice Advanced Materials, Inc.
Term Loan B, 5.593%, 3M TSFR + 1.750%, 10/29/32	105,000	105,722
Commercial Services — 0.1%
Trans Union LLC
2024 Term Loan B8, 5.466%, 1M TSFR + 1.750%, 06/24/31	263,304	264,093
United Rentals, Inc.
2025 Repriced Term Loan B, 5.216%, 1M TSFR + 1.500%, 02/14/31	24,873	25,034
		289,127
Distribution/Wholesale — 0.1%
Resideo Funding, Inc.
2024 1st Lien Term Loan B, 5.734%, 1M TSFR + 2.000%, 02/11/28	30,132	30,245
2024 M&A 1st lien Term Loan B, 5.839%, 6M TSFR + 2.000%, 06/13/31	136,495	137,006
		167,251
Diversified Financial Services — 0.0%
Citadel Securities LP
2024 First Lien Term Loan, 5.672%, 3M TSFR + 2.000%, 10/31/31	29,774	29,961
Electric — 0.1%
NRG Energy, Inc.
2024 Term Loan, 5.593%, 3M TSFR + 1.750%, 04/16/31	293,281	294,462
Entertainment — 0.1%
DK Crown Holdings, Inc.
2025 Term Loan B, 5.534%, 1M TSFR + 1.750%, 03/04/32	89,325	89,481
Security Description	Principal Amount*	Value

Entertainment—(Continued)
Flutter Financing BV
2024 Term Loan B, 5.422%, 3M TSFR + 1.750%, 11/30/30	199,838	$199,526
2025 Term Loan B, 5.672%, 3M TSFR + 2.000%, 06/04/32	69,650	69,650
Light & Wonder International, Inc.
2024 Term Loan B2, 5.986%, 1M TSFR + 2.250%, 04/14/29	9,850	9,752
		368,409
Environmental Control — 0.0%
Clean Harbors, Inc.
2025 Term Loan, 5.216%, 1M TSFR + 1.500%, 10/08/32	90,000	90,855
Food Service — 0.0%
Aramark Services, Inc.
2025 Repriced Term Loan, 5.471%, 1M TSFR + 1.750%, 04/06/28	15,000	15,084
2025 Term Loan, 5.471%, 1M TSFR + 1.750%, 06/22/30	129,175	130,023
		145,107
Forest Products & Paper — 0.0%
Asplundh Tree Expert LLC
2024 Incremental Term Loan B, 5.466%, 1M TSFR + 1.750%, 05/23/31	142,680	143,460
Healthcare-Products — 0.1%
Bausch & Lomb Corp.
2025 Repriced Term Loan, 01/15/31 (i)	70,406	71,374
2025 Term Loan B, 7.966%, 1M TSFR + 4.250%, 01/15/31	70,384	70,801
Hanger, Inc.
2024 Delayed Draw Term Loan, 7.216%, 1M TSFR + 3.500%, 10/23/31 (j)	8,316	8,354
2024 Term Loan B, 7.216%, 1M TSFR + 3.500%, 10/23/31	64,245	64,540
		215,069
Healthcare-Services — 0.0%
DaVita, Inc.
2025 Term Loan B, 5.466%, 1M TSFR + 1.750%, 05/09/31	24,813	24,941
IQVIA, Inc.
2025 Incremental Term Loan B5, 5.422%, 3M TSFR + 1.750%, 01/02/31	69,312	69,832
		94,773
Insurance — 0.3%
Ardonagh Midco 3 PLC
2024 USD Term Loan B, 6.422% - 6.950%, 3M TSFR + 2.750%, 6M TSFR + 2.750%, 02/15/31 (k)	1,011,122	1,011,122
Ryan Specialty Group LLC
2024 USD Term Loan B, 5.716%, 1M TSFR + 2.000%, 09/15/31	19,800	19,866
Truist Insurance Holdings LLC
2024 Term Loan B, 6.422%, 3M TSFR + 2.750%, 05/06/31	34,097	34,225
		1,065,213
Investment Companies — 0.1%
Gryphon Acquire Newco LLC
Term Loan B, 6.854%, 6M TSFR + 3.000%, 09/13/32	210,000	211,706
See accompanying notes to financial statements.
BHFTI-322

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Schedule of Investments as of December 31, 2025
Floating Rate Loans (h)—(Continued)
Security Description	Principal Amount*	Value

Lodging — 0.1%
Hilton Domestic Operating Co., Inc.
2023 Term Loan B4, 5.477%, 1M TSFR + 3.500%, 11/08/30	96,740	$97,385
Wyndham Hotels & Resorts, Inc.
2024 Term Loan, 5.466%, 1M TSFR + 1.750%, 05/24/30	265,950	266,906
		364,291
Machinery-Construction & Mining — 0.0%
Terex Corp.
2025 Term Loan, 5.466%, 1M TSFR + 1.750%, 10/08/31	24,813	24,982
Mining — 0.0%
Novelis Corp.
2025 Term Loan B, 5.422%, 3M TSFR + 1.750%, 03/11/32	112,605	113,063
Software — 0.2%
Dayforce, Inc.
2025 Term Loan, 08/20/32 (i)	288,699	288,122
Kaseya, Inc.
2025 1st Lien Term Loan B, 6.716%, 1M TSFR + 3.000%, 03/20/32	114,813	115,037
Open Text Corp.
2023 Term Loan B, 5.466%, 1M TSFR + 1.750%, 01/31/30	122,262	122,498
		525,657
Telecommunications — 0.0%
Ciena Corp.
2025 Repriced Term Loan B, 5.484%, 3M TSFR + 1.750%, 10/24/30	28,614	28,752
Total Floating Rate Loans (Cost $4,349,448)		4,363,391

Convertible Bond—0.2%
Telecommunications — 0.2%
EchoStar Corp.
3.875%, 3.875% PIK, 11/30/30 † (d) (Cost $282,344)	266,218	889,168

Municipals—0.1%
Tobacco Settlement Financing Corp.
6.706%, 06/01/46 (Cost $459,882)	460,000	366,989

Short-Term Investments—1.2%
Repurchase Agreement—1.1%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $4,032,804; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $4,112,900	4,032,244	4,032,244
Security Description	Principal Amount*/ Shares	Value
U.S. Treasury—0.1%
U.S. Treasury Bills
3.482%, 06/25/26 (l)	294,000	$289,045
Total Short-Term Investments (Cost $4,321,267)		4,321,289

Securities Lending Reinvestments (m)—1.2%
Short-Term Investment Funds—0.7%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (n)	750,000	750,000
Fidelity Investments Money Market Government Portfolio, Class I 3.670% (n)	400,000	400,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (n)	400,000	400,000
Invesco STIT-Government & Agency Portfolio, Institutional Class 3.680% (n)	400,000	400,000
RBC BlueBay U.S. Government Money Market Fund, Institutional Shares 3.690% (n)	250,000	250,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (n)	250,000	250,000
		2,450,000

Repurchase Agreements—0.5%
Barclays Capital, Inc.
Repurchase Agreement dated 12/31/25 at 3.820%, due on 01/02/26 with a maturity value of $500,106; collateralized by U.S. Treasury Obligations with rates ranging from 4.250% - 4.375%, maturity dates ranging from 06/30/31 - 05/15/34, and an aggregate market value of $510,000	500,000	500,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $516,253; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $526,578	516,143	516,143
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $500,109; collateralized by various Common Stock with an aggregate market value of $555,617	500,000	500,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $300,066; collateralized by various Common Stock with an aggregate market value of $333,888	300,000	300,000
See accompanying notes to financial statements.
BHFTI-323

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (m)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $25,112; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $25,609	25,107	$25,107
		1,841,250
Total Securities Lending Reinvestments (Cost $4,291,250)		4,291,250
Total Investments—101.2% (Cost $283,848,284)		371,264,605
Unfunded Loan Commitments—(0.0)% (Cost $(3,417))		(3,417)
Net Investments—101.2% (Cost $283,844,867)		371,261,188
Other assets and liabilities (net)—(1.2)%		(4,375,889)
Net Assets—100.0%		$366,885,299

*	Principal amount stated in U.S. dollars unless otherwise noted.
†
Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2025, the market value of restricted securities was
$5,879,624, which is 1.6% of net assets. See  details shown in the Restricted Securities table that follows.

(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $8,956,945 and the collateral received consisted of cash in the amount of $4,291,250 and non-cash collateral with a value of $4,977,240. The cash collateral investments are disclosed in the Schedule of Investments and categorized as
Securities Lending Reinvestments. The non-cash collateral received consists of U.S.
government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(c)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Payment-in kind security for which part of the income earned may be paid as additional principal.
(e)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2025, the market value of securities pledged was $708,914.
(h)
Floating rate loans ("Senior Loans") often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.

(i)	This loan will settle after December 31, 2025, at which time the interest rate will be determined.
(j)
Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

(k)	The stated interest rates represent the range of rates applicable to the underlying contracts within the loan tranche as of December 31, 2025.
(l)	The rate shown represents current yield to maturity.
(m)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(n)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$35,884,758, which is 9.8% of net assets.

Country Diversification as of December 31, 2025 (Unaudited)	% of Net Assets
United States	68.3
United Kingdom	3.9
Taiwan	3.2
Netherlands	3.0
Canada	2.8
Japan	2.6
Sweden	2.3
Australia	1.5
Israel	1.1
Mexico	1.0

Restricted Securities	Acquisition Date	Principal Amount		Cost	Value
DISH DBS Corp., 5.250%, 12/01/26	11/10/21-08/26/25	USD	1,160,000	$1,126,281	$1,124,907
DISH DBS Corp., 5.750%, 12/01/28	03/29/23-05/05/23	USD	105,000	88,259	103,084
DISH DBS Corp., 7.750%, 07/01/26	09/08/25-09/09/25	USD	60,000	59,699	59,270
EchoStar Corp., 3.875%, 11/30/30	11/12/24-05/30/25	USD	266,218	282,344	889,168
EchoStar Corp., 6.750%, 11/30/30	11/12/24-05/30/25	USD	288,597	261,364	295,659
EchoStar Corp., 10.750%, 11/30/29	11/12/24-05/30/25	USD	3,081,509	3,049,844	3,407,536
					$5,879,624
See accompanying notes to financial statements.
BHFTI-324

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Schedule of Investments as of December 31, 2025
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$11,561,397	$100,131,496	$19 ,136,709	$138,049,052
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(4,269,700)	$—	$—	$—	$(4,269,700)
Foreign Government	(21,550)	—	—	—	(21,550)
Total Borrowings	$(4,291,250)	$—	$—	$—	$(4,291,250)
Gross amount of recognized liabilities for securities lending transactions					$(4,291,250)
Investments in Derivative Instruments
Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	387,000	CBNA	03/18/26	USD	281,936	$939
CNH	41,252,000	HSBCU	03/18/26	USD	5,870,332	68,465
EUR	8,321,000	MSC	03/18/26	USD	9,830,080	(18,267)
IDR	944,197,000	BOA	03/17/26	USD	56,246	329
JPY	470,909,000	MSC	03/18/26	USD	3,036,965	(11,983)

Contracts to Deliver
AUD	1,985,000	HSBCU	03/18/26	USD	1,317,216	(7,584)
BRL	5,767,000	UBSA	03/03/26	USD	1,046,927	8,205
CAD	3,289,000	CBNA	03/18/26	USD	2,386,524	(17,549)
COP	4,796,862,000	UBSA	03/18/26	USD	1,224,002	(15,113)
EUR	15,000	MSC	03/18/26	USD	17,715	27
EUR	288,000	MSC	03/18/26	USD	340,120	521
GBP	265,000	UBSA	03/18/26	USD	354,229	(2,912)
IDR	6,000,000,000	BOA	03/17/26	USD	358,359	(1,152)
KRW	455,903,000	BOA	03/18/26	USD	311,484	(5,892)
MXN	30,479,000	BOA	03/18/26	USD	1,654,685	(25,913)
NZD	530,000	MSC	03/18/26	USD	307,355	1,382
NZD	760,000	MSC	03/18/26	USD	440,437	1,683
ZAR	4,000,000	BOA	03/18/26	USD	235,991	(4,330)

Cross Currency Contracts to Buy
EUR	319,803	MSC	03/18/26	NOK	3,786,000	1,594
Net Unrealized Depreciation						$(27,550)
See accompanying notes to financial statements.
BHFTI-325

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Schedule of Investments as of December 31, 2025
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	03/06/26	24	EUR	3,061,680	$(27,641)
U.S. Treasury Note 2 Year Futures	03/31/26	16	USD	3,340,625	(1,233)
U.S. Treasury Note 5 Year Futures	03/31/26	307	USD	33,556,539	(63,611)
U.S. Treasury Note 10 Year Futures	03/20/26	66	USD	7,420,875	(58,713)

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/20/26	(19)	USD	(2,196,281)	32,679
U.S. Treasury Note Ultra 10 Year Futures	03/20/26	(110)	USD	(12,651,719)	97,427
U.S. Treasury Ultra Long Bond Futures	03/20/26	(10)	USD	(1,180,000)	28,565
Net Unrealized Appreciation					$7,473
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$83,145	Unrealized depreciation on forward foreign currency exchange contracts	$110,695
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	158,671	Unrealized depreciation on futures contracts (a) (b)	151,198
Total		$241,816		$261,893

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

(b)	Financial instrument not subject to a master netting agreement.
The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2025.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America NA	$329	$(329)	$—	$—
Citibank NA	939	(939)	—	—
HSBC Bank USA	68,465	(7,584)	—	60,881
Morgan Stanley & Co.	5,207	(5,207)	—	—
UBS AG	8,205	(8,205)	—	—
	$83,145	$(22,264)	$—	$60,881
The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2025.
Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America NA	$37,287	$(329)	$—	$36,958
Citibank NA	17,549	(939)	—	16,610
HSBC Bank USA	7,584	(7,584)	—	—
Morgan Stanley & Co.	30,250	(5,207)	—	25,043
See accompanying notes to financial statements.
BHFTI-326

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Schedule of Investments as of December 31, 2025
Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
UBS AG	$18,025	$(8,205)	$—	$9,820
	$110,695	$(22,264)	$—	$88,431

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(30,098)	$(30,098)
Futures contracts	99,129	—	99,129
	$99,129	$(30,098)	$69,031

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$13,325	$13,325
Futures contracts	(30,768)	—	(30,768)
	$(30,768)	$13,325	$(17,443)
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$33,519,416
Futures contracts long	35,855,969
Futures contracts short	(12,586,385)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$7,647,247	$—	$—	$7,647,247
Broadline Retail	11,111,906	—	—	11,111,906
Building Products	7,141,304	—	—	7,141,304
Capital Markets	28,481,687	4,483,033	—	32,964,720
Chemicals	6,238,938	—	—	6,238,938
Consumer Staples Distribution & Retail	5,897,543	—	—	5,897,543
Electrical Equipment	—	5,938,955	—	5,938,955
Electronic Equipment, Instruments & Components	—	5,494,693	—	5,494,693
Financial Services	10,682,307	—	—	10,682,307
Health Care Providers & Services	1,844,325	—	—	1,844,325
Hotels, Restaurants & Leisure	14,791,300	—	—	14,791,300
Insurance	4,465,361	—	—	4,465,361
Interactive Media & Services	12,007,306	—	—	12,007,306
IT Services	5,043,305	6,463,594	—	11,506,899
Life Sciences Tools & Services	14,052,493	—	—	14,052,493
Machinery	19,725,993	8,075,905	—	27,801,898
Semiconductors & Semiconductor Equipment	23,030,283	22,217,171	—	45,247,454
Software	8,915,080	—	—	8,915,080
See accompanying notes to financial statements.
BHFTI-327

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Specialty Retail	$14,928,798	$—	$—	$14,928,798
Textiles, Apparel & Luxury Goods	—	2,873,867	—	2,873,867
Total Common Stocks	196,005,176	55,547,218	—	251,552,394
Total Corporate Bonds & Notes*	—	65,856,327	—	65,856,327
Total Foreign Government*	—	29,414,719	—	29,414,719
Total U.S. Treasury & Government Agencies*	—	10,209,078	—	10,209,078
Total Floating Rate Loans (Less Unfunded Loan Commitments of $3,417)*	—	4,359,974	—	4,359,974
Total Convertible Bonds*	—	889,168	—	889,168
Total Municipals*	—	366,989	—	366,989
Total Short-Term Investments*	—	4,321,289	—	4,321,289
Securities Lending Reinvestments
Short-Term Investment Funds	2,450,000	—	—	2,450,000
Repurchase Agreements	—	1,841,250	—	1,841,250
Total Securities Lending Reinvestments	2,450,000	1,841,250	—	4,291,250
Total Net Investments	$198,455,176	$172,806,012	$—	$371,261,188
Collateral for Securities Loaned (Liability)	$—	$(4,291,250)	$—	$(4,291,250)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$83,145	$—	$83,145
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(110,695)	—	(110,695)
Total Forward Contracts	$—	$(27,550)	$—	$(27,550)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$158,671	$—	$—	$158,671
Futures Contracts (Unrealized Depreciation)	(151,198)	—	—	(151,198)
Total Futures Contracts	$7,473	$—	$—	$7,473

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-328

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b) (c)	$371,261,188
Cash	11,460
Cash denominated in foreign currencies (d)	284,591
Unrealized appreciation on forward foreign currency exchange contracts	83,145
Receivable for:
Investments sold	75,664
Fund shares sold	1,523
Dividends and interest	1,401,909
Prepaid expenses	1,322
Total Assets	373,120,802
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	110,695
Collateral for securities loaned	4,291,250
Payable for:
Investments purchased	879,109
Fund shares redeemed	104,926
Foreign taxes	5,205
Variation margin on futures contracts	28,487
Accrued Expenses:
Management fees	214,293
Distribution and service fees	53,754
Deferred trustees’ fees	282,535
Other expenses	265,249
Total Liabilities	6,235,503
Net Assets	$366,885,299
Net Assets Consist of:
Paid in surplus	$252,274,454
Distributable earnings (Accumulated losses) (e)	114,610,845
Net Assets	$366,885,299
Net Assets
Class A	$114,423,629
Class B	252,461,670
Capital Shares Outstanding*
Class A	6,889,101
Class B	15,572,494
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.61
Class B	16.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $283,844,867.
(b)	Investments at value is net of unfunded loan commitments of $3,417.
(c)	Includes securities loaned at value of $8,956,945.
(d)	Identified cost of cash denominated in foreign currencies was $281,131.
(e)	Includes foreign capital gains tax of $5,205.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$2,239,030
Interest (b)	6,104,533
Securities lending income	15,391
Total investment income	8,358,954
Expenses
Management fees	2,577,893
Administration fees	44,688
Custodian and accounting fees	92,384
Distribution and service fees—Class B	634,878
Audit and tax services	77,179
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	32,733
Insurance	3,198
Miscellaneous	27,123
Total expenses	3,600,661
Less management fee waiver	(50,000)
Less broker commission recapture	(2,200)
Net expenses	3,548,461
Net Investment Income	4,810,493
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (c)	23,741,016
Futures contracts	99,129
Foreign currency transactions	82,714
Forward foreign currency transactions	(30,098)
Net realized gain (loss)	23,892,761
Net change in unrealized appreciation (depreciation) on:
Investments (d)	15,302,415
Futures contracts	(30,768)
Foreign currency transactions	59,063
Forward foreign currency transactions	13,325
Net change in unrealized appreciation (depreciation)	15,344,035
Net realized and unrealized gain (loss)	39,236,796
Net Increase (Decrease) in Net Assets From Operations	$44,047,289

(a)	Net of foreign withholding taxes of $96,604.
(b)	Net of foreign withholding taxes of $13,834.
(c)	Net of foreign capital gains tax of $5,606.
(d)	Includes change in foreign capital gains tax of $1,934.
See accompanying notes to financial statements.
BHFTI-329

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$4,810,493	$5,062,573
Net realized gain (loss)	23,892,761	29,536,796
Net change in unrealized appreciation (depreciation)	15,344,035	10,686,448
Increase (decrease) in net assets from operations	44,047,289	45,285,817
From Distributions to Shareholders
Class A	(10,402,803)	(6,930,540)
Class B	(23,045,849)	(15,045,131)
Total distributions	(33,448,652)	(21,975,671)
Increase (decrease) in net assets from capital share transactions	(16,994,319)	(34,635,862)
Total increase (decrease) in net assets	(6,395,682)	(11,325,716)
Net Assets
Beginning of period	373,280,981	384,606,697
End of period	$366,885,299	$373,280,981

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	151,508	$2,468,021	86,489	$1,392,893
Reinvestments	681,704	10,402,803	446,268	6,930,540
Redemptions	(1,133,112)	(18,226,224)	(1,112,133)	(17,851,656)
Net increase (decrease)	(299,900)	$(5,355,400)	(579,376)	$(9,528,223)
Class B
Sales	551,850	$8,782,820	552,381	$8,662,441
Reinvestments	1,544,628	23,045,849	989,161	15,045,131
Redemptions	(2,760,219)	(43,467,588)	(3,111,863)	(48,815,211)
Net increase (decrease)	(663,741)	$(11,638,919)	(1,570,321)	$(25,107,639)
Increase (decrease) derived from capital shares transactions		$(16,994,319)		$(34,635,862)
See accompanying notes to financial statements.
BHFTI-330

Brighthouse Funds Trust I
Loomis Sayles Global Allocation Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$16.18	$15.26	$12.95	$19.79	$19.30
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.24	0.21	0.18	0.12
Net realized and unrealized gain (loss)	1.71	1.63	2.65	(4.79)	2.54
Total income (loss) from investment operations	1.95	1.87	2.86	(4.61)	2.66
Less Distributions
Distributions from net investment income	(0.20)	(0.18)	0.00	0.00	(0.21)
Distributions from net realized capital gains	(1.32)	(0.77)	(0.55)	(2.23)	(1.96)
Total distributions	(1.52)	(0.95)	(0.55)	(2.23)	(2.17)
Net Asset Value, End of Period	$16.61	$16.18	$15.26	$12.95	$19.79
Total Return (%) (b)	12.94	12.51	22.51	(23.12)	14.57
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.80	0.81	0.79	0.78
Net ratio of expenses to average net assets (%) (c)	0.79	0.79	0.79	0.78	0.77
Ratio of net investment income (loss) to average net assets (%)	1.48	1.48	1.51	1.19	0.60
Portfolio turnover rate (%)	31	24	20	26	46
Net assets, end of period (in millions)	$114.4	$116.3	$118.5	$110.3	$161.4

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$15.83	$14.94	$12.72	$19.53	$19.08
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.19	0.17	0.14	0.07
Net realized and unrealized gain (loss)	1.67	1.61	2.60	(4.72)	2.51
Total income (loss) from investment operations	1.86	1.80	2.77	(4.58)	2.58
Less Distributions
Distributions from net investment income	(0.16)	(0.14)	0.00	0.00	(0.17)
Distributions from net realized capital gains	(1.32)	(0.77)	(0.55)	(2.23)	(1.96)
Total distributions	(1.48)	(0.91)	(0.55)	(2.23)	(2.13)
Net Asset Value, End of Period	$16.21	$15.83	$14.94	$12.72	$19.53
Total Return (%) (b)	12.59	12.30	22.20	(23.30)	14.26
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.05	1.06	1.04	1.03
Net ratio of expenses to average net assets (%) (c)	1.04	1.04	1.04	1.03	1.02
Ratio of net investment income (loss) to average net assets (%)	1.23	1.23	1.26	0.95	0.36
Portfolio turnover rate (%)	31	24	20	26	46
Net assets, end of period (in millions)	$252.5	$256.9	$266.1	$248.4	$348.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTI-331

Brighthouse Funds Trust I
Loomis Sayles Growth Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 4.6%
Boeing Co. (a)	665,487	$144,490,537
Air Freight & Logistics — 1.2%
Expeditors International of Washington, Inc. (b)	255,058	38,006,193
Automobiles — 8.6%
Tesla, Inc. (a)	595,777	267,932,832
Beverages — 2.8%
Monster Beverage Corp. (a)	1,153,802	88,461,999
Biotechnology — 4.8%
Regeneron Pharmaceuticals, Inc.	87,570	67,592,656
Vertex Pharmaceuticals, Inc. (a)	185,066	83,901,522
		151,494,178
Broadline Retail — 5.4%
Alibaba Group Holding Ltd. (ADR) (b)	12,777	1,872,853
Amazon.com, Inc. (a)	728,164	168,074,814
		169,947,667
Capital Markets — 1.6%
FactSet Research Systems, Inc. (b)	67,198	19,500,188
SEI Investments Co. (b)	381,305	31,274,636
		50,774,824
Entertainment — 7.7%
Netflix, Inc. (a)	1,764,492	165,438,770
Walt Disney Co.	648,206	73,746,397
		239,185,167
Financial Services — 6.0%
Block, Inc. (a)	324,221	21,103,545
PayPal Holdings, Inc. (b)	294,044	17,166,289
Visa, Inc. - Class A (b)	427,020	149,760,184
		188,030,018
Health Care Equipment & Supplies — 1.4%
Intuitive Surgical, Inc. (a)	77,833	44,081,498
Hotels, Restaurants & Leisure — 2.3%
Starbucks Corp.	430,130	36,221,247
Yum China Holdings, Inc.	160,105	7,643,413
Yum! Brands, Inc.	176,507	26,701,979
		70,566,639
Interactive Media & Services — 16.0%
Alphabet, Inc. - Class A	887,505	277,789,065
Meta Platforms, Inc. - Class A	338,553	223,475,450
		501,264,515
IT Services — 3.2%
Shopify, Inc. - Class A (a)	626,587	100,861,709
Life Sciences Tools & Services — 2.0%
Illumina, Inc. (a) (b)	188,705	24,750,548
Security Description	Shares/ Principal Amount*	Value
Life Sciences Tools & Services—(Continued)
Thermo Fisher Scientific, Inc.	67,132	$38,899,637
		63,650,185
Machinery — 0.9%
Deere & Co. (b)	60,964	28,383,010
Pharmaceuticals — 3.4%
Novartis AG (ADR) (b)	254,195	35,045,865
Novo Nordisk AS (ADR)	809,747	41,199,927
Roche Holding AG (ADR) (b)	580,228	29,922,358
		106,168,150
Semiconductors & Semiconductor Equipment — 12.2%
NVIDIA Corp.	1,878,118	350,269,007
QUALCOMM, Inc.	187,823	32,127,124
		382,396,131
Software — 14.2%
Autodesk, Inc. (a)	256,636	75,966,823
Microsoft Corp.	274,402	132,706,295
Oracle Corp.	754,998	147,156,660
Salesforce, Inc.	258,242	68,410,888
Workday, Inc. - Class A (a) (b)	89,612	19,246,865
		443,487,531
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc. - Class B	364,779	23,240,070
Total Common Stocks (Cost $1,467,988,431)		3,102,422,853

Investment Companies—0.1%
Exchange-Traded Funds — 0.1%
Natixis Loomis Sayles Focused Growth ETF (b) (c)	70,462	3,153,879
Total Investment Companies (Cost $3,171,319)		3,153,879

Short-Term Investments—0.8%
Repurchase Agreement—0.8%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $23,953,226; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $24,428,932	23,949,899	23,949,899
Total Short-Term Investments (Cost $23,949,899)		23,949,899

Securities Lending Reinvestments (d)—1.9%
Short-Term Investment Funds—1.1%
Allspring Government Money Market Fund, Select Class 3.710% (e)	5,000,000	5,000,000
See accompanying notes to financial statements.
BHFTI-332

Brighthouse Funds Trust I
Loomis Sayles Growth Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (d)—(Continued)
Security Description	Shares/ Principal Amount*	Value
Short-Term Investment Funds—(Continued)
BlackRock Liquidity Funds FedFund, Institutional Shares 3.640% (e)	7,000,000	$7,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (e)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 3.670% (e)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (e)	7,000,000	7,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class 3.680% (e)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (e)	5,000,000	5,000,000
		33,000,000

Repurchase Agreements—0.7%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $2,000,419; collateralized by various Common Stock with an aggregate market value of $2,227,351	2,000,000	2,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $10,523,195; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $10,733,659	10,520,956	10,520,956
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $2,000,434; collateralized by various Common Stock with an aggregate market value of $2,222,467	2,000,000	2,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $2,000,443; collateralized by various Common Stock with an aggregate market value of $2,225,917	2,000,000	2,000,000
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $1,000,214; collateralized by various Common Stock with an aggregate market value of $1,114,877	1,000,000	1,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $3,000,643; collateralized by various Common Stock with an aggregate market value of $3,333,696	3,000,000	3,000,000
Repurchase Agreement dated 12/31/25 at 3.880%, due on 01/07/26 with a maturity value of $1,000,754; collateralized by various Common Stock with an aggregate market value of $1,112,186	1,000,000	1,000,000
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $100,020; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $102,000	100,000	$100,000
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $1,000,208; collateralized by various Common Stock with an aggregate market value of $1,100,229	1,000,000	1,000,000
		22,620,956
Time Deposits—0.1%
Banco Santander SA
3.620%, 01/02/26	2,000,000	2,000,000
First Abu Dhabi Bank USA NV
3.590%, 01/02/26	2,000,000	2,000,000
		4,000,000
Total Securities Lending Reinvestments (Cost $59,620,956)		59,620,956
Total Investments—101.9% (Cost $1,554,730,605)		3,189,147,587
Other assets and liabilities (net)—(1.9)%		(59,108,024)
Net Assets—100.0%		$3,130,039,563

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $118,875,456 and the collateral received consisted of cash in the amount of $59,620,956 and non-cash collateral with a value of $62,924,816. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
See accompanying notes to financial statements.
BHFTI-333

Brighthouse Funds Trust I
Loomis Sayles Growth Portfolio
Schedule of Investments as of December 31, 2025
Transactions in Securities of Affiliated Issuers
A summary of the Portfolio’s transactions in the securities of affiliated issuers for the year ended December 31, 2025 is as follows:
Security Description	Market Value December 31, 2024	Purchases	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2025
Natixis Loomis Sayles Focused Growth ETF	$—	$3,171,319	$(17,440)	$3,153,879

Security Description	Number of shares held at December 31, 2025
Natixis Loomis Sayles Focused Growth ETF	70,462
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$69,798,139	$0	$596,264,227
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(59,059,756)	$—	$—	$—	$(59,059,756)
Investment Companies	(561,200)	—	—	—	(561,200)
Total Borrowings	$(59,620,956)	$—	$—	$—	$(59,620,956)
Gross amount of recognized liabilities for securities lending transactions					$(59,620,956)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,102,422,853	$—	$—	$3,102,422,853
Total Investment Companies*	3,153,879	—	—	3,153,879
Total Short-Term Investments*	—	23,949,899	—	23,949,899
Securities Lending Reinvestments
Short-Term Investment Funds	33,000,000	—	—	33,000,000
Repurchase Agreements	—	22,620,956	—	22,620,956
Time Deposits	—	4,000,000	—	4,000,000
Total Securities Lending Reinvestments	33,000,000	26,620,956	—	59,620,956
Total Investments	$3,138,576,732	$50,570,855	$—	$3,189,147,587
Collateral for Securities Loaned (Liability)	$—	$(59,620,956)	$—	$(59,620,956)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-334

Brighthouse Funds Trust I
Loomis Sayles Growth Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$3,185,993,708
Affiliated investments at value (c) (d)	3,153,879
Receivable for:
Fund shares sold	278,237
Dividends and interest	4,035,412
Prepaid expenses	11,291
Total Assets	3,193,472,527
Liabilities
Collateral for securities loaned	59,620,956
Payable for:
Fund shares redeemed	1,366,940
Accrued Expenses:
Management fees	1,422,901
Distribution and service fees	185,806
Deferred trustees’ fees	303,787
Other expenses	532,574
Total Liabilities	63,432,964
Net Assets	$3,130,039,563
Net Assets Consist of:
Paid in surplus	$1,275,906,303
Distributable earnings (Accumulated losses)	1,854,133,260
Net Assets	$3,130,039,563
Net Assets
Class A	$2,248,586,600
Class B	852,744,029
Class E	28,708,934
Capital Shares Outstanding*
Class A	116,603,924
Class B	48,097,651
Class E	1,566,044
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.28
Class B	17.73
Class E	18.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,551,559,286.
(b)	Includes securities loaned at value $118,329,384.
(c)	Identified cost of affiliated investments was $3,171,319.
(d)	Includes securities loaned at value of $546,072.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$15,000,458
Interest	802,809
Securities lending income	412,071
Total investment income	16,215,338
Expenses
Management fees	17,300,812
Administration fees	138,217
Custodian and accounting fees	109,509
Distribution and service fees—Class B	2,153,175
Distribution and service fees—Class E	43,700
Audit and tax services	50,316
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	134,484
Insurance	26,259
Miscellaneous	27,051
Total expenses	20,094,108
Less management fee waiver	(723,646)
Less broker commission recapture	(27,404)
Net expenses	19,343,058
Net Investment Loss	(3,127,720)
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	265,679,853
Net change in unrealized appreciation (depreciation) on:
Investments	183,843,752
Affiliated investments	(17,440)
Foreign currency transactions	1,887
Net change in unrealized appreciation (depreciation)	183,828,199
Net realized and unrealized gain (loss)	449,508,052
Net Increase (Decrease) in Net Assets From Operations	$446,380,332

(a)	Net of foreign withholding taxes of $457,155.
See accompanying notes to financial statements.
BHFTI-335

Brighthouse Funds Trust I
Loomis Sayles Growth Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(3,127,720)	$(1,796,289)
Net realized gain (loss)	265,679,853	409,418,947
Net change in unrealized appreciation (depreciation)	183,828,199	518,060,606
Increase (decrease) in net assets from operations	446,380,332	925,683,264
From Distributions to Shareholders
Class A	(292,695,262)	(171,264,345)
Class B	(123,411,624)	(72,562,040)
Class E	(3,977,930)	(2,413,736)
Total distributions	(420,084,816)	(246,240,121)
Increase (decrease) in net assets from capital share transactions	(100,480,014)	(457,100,692)
Total increase (decrease) in net assets	(74,184,498)	222,342,451
Net Assets
Beginning of period	3,204,224,061	2,981,881,610
End of period	$3,130,039,563	$3,204,224,061

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	1,565,200	$29,219,834	1,088,827	$18,601,110
Reinvestments	16,821,567	292,695,262	10,323,348	171,264,345
Redemptions	(19,989,511)	(375,604,858)	(28,901,504)	(505,406,420)
Net increase (decrease)	(1,602,744)	$(53,689,762)	(17,489,329)	$(315,540,965)
Class B
Sales	2,285,636	$38,816,223	1,218,699	$19,424,293
Reinvestments	7,703,597	123,411,624	4,687,470	72,562,040
Redemptions	(11,906,546)	(207,033,488)	(14,032,131)	(228,495,843)
Net increase (decrease)	(1,917,313)	$(44,805,641)	(8,125,962)	$(136,509,510)
Class E
Sales	25,781	$450,933	31,164	$506,897
Reinvestments	240,358	3,977,930	151,712	2,413,736
Redemptions	(357,566)	(6,413,474)	(480,430)	(7,970,850)
Net increase (decrease)	(91,427)	$(1,984,611)	(297,554)	$(5,050,217)
Increase (decrease) derived from capital shares transactions		$(100,480,014)		$(457,100,692)
See accompanying notes to financial statements.
BHFTI-336

Brighthouse Funds Trust I
Loomis Sayles Growth Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$19.25	$15.51	$10.79	$16.59	$14.45
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.00 (b)	(0.01)	0.01	0.00 (b)
Net realized and unrealized gain (loss)	2.66	5.13	5.55	(4.65)	2.66
Total income (loss) from investment operations	2.65	5.13	5.54	(4.64)	2.66
Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.03)
Distributions from net realized capital gains	(2.62)	(1.39)	(0.82)	(1.16)	(0.49)
Total distributions	(2.62)	(1.39)	(0.82)	(1.16)	(0.52)
Net Asset Value, End of Period	$19.28	$19.25	$15.51	$10.79	$16.59
Total Return (%) (c)	15.21	34.47	52.06	(27.86)	18.66
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.57
Net ratio of expenses to average net assets (%) (d)	0.55	0.55	0.57	0.57	0.56
Ratio of net investment income (loss) to average net assets (%)	(0.03)	0.01	(0.08)	0.05	0.02
Portfolio turnover rate (%)	2	8	5	19	24 (e)
Net assets, end of period (in millions)	$2,248.6	$2,276.0	$2,105.2	$1,747.7	$2,526.1

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$17.95	$14.58	$10.20	$15.80	$13.80
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.04)	(0.04)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.45	4.80	5.24	(4.42)	2.52
Total income (loss) from investment operations	2.40	4.76	5.20	(4.44)	2.49
Less Distributions
Distributions from net realized capital gains	(2.62)	(1.39)	(0.82)	(1.16)	(0.49)
Total distributions	(2.62)	(1.39)	(0.82)	(1.16)	(0.49)
Net Asset Value, End of Period	$17.73	$17.95	$14.58	$10.20	$15.80
Total Return (%) (c)	14.90	34.13	51.73	(28.00)	18.27
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.83	0.83	0.82
Net ratio of expenses to average net assets (%) (d)	0.80	0.80	0.82	0.82	0.81
Ratio of net investment income (loss) to average net assets (%)	(0.28)	(0.24)	(0.33)	(0.20)	(0.21)
Portfolio turnover rate (%)	2	8	5	19	24 (e)
Net assets, end of period (in millions)	$852.7	$897.6	$847.5	$695.3	$1,034.6
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTI-337

Brighthouse Funds Trust I
Loomis Sayles Growth Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$18.45	$14.94	$10.43	$16.11	$14.05
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.02)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	2.53	4.92	5.36	(4.51)	2.57
Total income (loss) from investment operations	2.50	4.90	5.33	(4.52)	2.56
Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(2.62)	(1.39)	(0.82)	(1.16)	(0.49)
Total distributions	(2.62)	(1.39)	(0.82)	(1.16)	(0.50)
Net Asset Value, End of Period	$18.33	$18.45	$14.94	$10.43	$16.11
Total Return (%) (c)	15.05	34.24	51.84	(27.95)	18.46
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.73	0.73	0.73	0.72
Net ratio of expenses to average net assets (%) (d)	0.70	0.70	0.72	0.72	0.71
Ratio of net investment income (loss) to average net assets (%)	(0.18)	(0.14)	(0.23)	(0.10)	(0.10)
Portfolio turnover rate (%)	2	8	5	19	24 (e)
Net assets, end of period (in millions)	$28.7	$30.6	$29.2	$21.8	$34.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2021.
See accompanying notes to financial statements.
BHFTI-338

Brighthouse Funds Trust I
MetLife Multi-Index Targeted Risk Portfolio
Schedule of Investments as of December 31, 2025
Investment Companies—75.2% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Mutual Funds — 75.2%
MetLife Aggregate Bond Index Portfolio (Class A) (a)	209,625,430	$2,045,944,194
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	13,816,587	242,895,611
MetLife MSCI EAFE Index Portfolio (Class A) (a)	30,151,514	566,546,947
MetLife Russell 2000 Index Portfolio (Class A) (a)	7,489,297	145,666,821
MetLife Stock Index Portfolio (Class A) (a)	11,089,260	824,486,465
Total Investment Companies (Cost $3,595,463,318)		3,825,540,038

Short-Term Investments—25.2%
Repurchase Agreement—0.0%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $1,112; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $1,292	1,112	1,112
U.S. Treasury—25.2%
U.S. Treasury Bills
3.323%, 01/06/26 (b)	70,000	69,973
3.528%, 03/24/26 (b)	5,500,000	5,456,389
3.560%, 02/10/26 (b)	3,810,000	3,795,394
3.580%, 02/10/26 (b)	197,960,000	197,201,122
3.607%, 03/24/26 (b)	8,180,000	8,115,138
3.621%, 01/22/26 (b)	4,690,000	4,680,742
3.635%, 03/24/26 (b)	10,110,000	10,029,835
3.663%, 03/10/26 (b)	160,000,000	158,964,293
Security Description	Principal Amount*	Value
U.S. Treasury—(Continued)
U.S. Treasury Bills
3.665%, 03/10/26 (b)	100,000,000	$99,352,683
3.715%, 02/24/26 (b) (c) (d)	211,030,000	209,932,294
3.732%, 03/24/26 (b)	149,165,000	147,982,223
3.739%, 03/24/26 (b)	20,245,000	20,084,471
3.753%, 01/22/26 (b)	12,630,000	12,605,067
3.782%, 01/22/26 (b)	20,190,000	20,150,143
3.794%, 01/22/26 (b)	172,990,000	172,648,506
3.843%, 01/06/26 (b)	211,240,000	211,158,907
		1,282,227,180
Total Short-Term Investments (Cost $1,281,820,082)		1,282,228,292
Total Investments—100.4% (Cost $4,877,283,400)		5,107,768,330
Other assets and liabilities (net)—(0.4)%		(19,303,156)
Net Assets—100.0%		$5,088,465,174

*	Principal amounts stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See the table that follows for a summary of transactions in affiliated issuers.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2025, the market value of securities pledged was $69,635,884.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2025, the market value of securities pledged was $99,479,834.
Transactions in Securities of Affiliated Issuers
The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended  December 31, 2025 were as follows:
Security Description	Market Value December 31, 2024	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2025
MetLife Aggregate Bond Index Portfolio (Class A)	$2,360,652,627	$44,941,073	$(464,536,731)	$(63,133,322)	$168,020,547	$2,045,944,194
MetLife Mid Cap Stock Index Portfolio (Class A)	272,254,880	22,163,135	(47,268,387)	5,071,618	(9,325,635)	242,895,611
MetLife MSCI EAFE Index Portfolio (Class A)	646,606,593	15,891,311	(248,749,008)	45,135,627	107,662,424	566,546,947
MetLife Russell 2000 Index Portfolio (Class A)	163,622,398	12,955,664	(39,573,477)	(44,376)	8,706,612	145,666,821
MetLife Stock Index Portfolio (Class A)	939,663,068	88,207,874	(256,643,969)	41,167,343	12,092,149	824,486,465
	$4,382,799,566	$184,159,057	$(1,056,771,572)	$28,196,890	$287,156,097	$3,825,540,038

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2025
MetLife Aggregate Bond Index Portfolio (Class A)	$—	$44,941,073	209,625,430
MetLife Mid Cap Stock Index Portfolio (Class A)	19,186,437	2,976,698	13,816,587
MetLife MSCI EAFE Index Portfolio (Class A)	4,520,195	11,371,116	30,151,514
MetLife Russell 2000 Index Portfolio (Class A)	8,555,934	1,899,328	7,489,297
MetLife Stock Index Portfolio (Class A)	79,179,206	9,028,668	11,089,260
	$111,441,772	$70,216,883
See accompanying notes to financial statements.
BHFTI-339

Brighthouse Funds Trust I
MetLife Multi-Index Targeted Risk Portfolio
Schedule of Investments as of December 31, 2025
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$184,159,057	$0	$1,056,771,572
Investments in Derivative Instruments
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Futures	03/20/26	3,744	USD	543,273,120	$3,081,012
Russell 2000 Index E-Mini Futures	03/20/26	1,128	USD	140,887,200	(3,160,725)
S&P 500 Index E-Mini Futures	03/20/26	2,224	USD	766,446,000	1,446,645
S&P Midcap 400 Index E-Mini Futures	03/20/26	708	USD	235,424,160	(3,231,246)
Net Unrealized Depreciation					$(1,864,314)
Centrally Cleared Interest Rate Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	3.530%	Annually	12/16/35	USD	255,000,000	$(5,715,116)	$2,555	$(5,717,671)
Pay	12M SOFR	Annually	3.570%	Annually	01/17/36	USD	255,000,000	(4,975,773)	2,565	(4,978,338)
Pay	12M SOFR	Annually	3.640%	Annually	02/18/36	USD	255,000,000	(3,613,885)	2,566	(3,616,451)
Pay	12M SOFR	Annually	3.750%	Annually	11/19/35	USD	255,000,000	(942,269)	2,535	(944,804)
Pay	12M SOFR	Annually	3.780%	Annually	03/16/36	USD	255,000,000	(761,157)	2,566	(763,723)
Pay	12M SOFR	Annually	3.840%	Annually	10/17/35	USD	255,000,000	1,057,265	2,512	1,054,753
Totals								$(14,950,935)	$15,299	$(14,966,234)
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$4,527,657	Unrealized depreciation on futures contracts (a)	$6,391,971
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (b)	1,054,753	Unrealized depreciation on centrally cleared swap contracts (b)	16,020,987
Total		$5,582,410		$22,412,958

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

(b)
Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and
Liabilities.

See accompanying notes to financial statements.
BHFTI-340

Brighthouse Funds Trust I
MetLife Multi-Index Targeted Risk Portfolio
Schedule of Investments as of December 31, 2025
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$—	$(182,193,946)	$(182,193,946)
Swap contracts	20,977,270	—	20,977,270
	$20,977,270	$(182,193,946)	$(161,216,676)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$—	$74,359,258	$74,359,258
Swap contracts	18,223,338	—	18,223,338
	$18,223,338	$74,359,258	$92,582,596
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$1,575,042,214
Futures contracts short	(208,723,463)
Swap contracts	1,602,000,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Investment Companies*	$3,825,540,038	$—	$—	$3,825,540,038
Total Short-Term Investments*	—	1,282,228,292	—	1,282,228,292
Total Investments	$3,825,540,038	$1,282,228,292	$—	$5,107,768,330
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,527,657	$—	$—	$4,527,657
Futures Contracts (Unrealized Depreciation)	(6,391,971)	—	—	(6,391,971)
Total Futures Contracts	$(1,864,314)	$—	$—	$(1,864,314)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,054,753	$—	$1,054,753
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(16,020,987)	—	(16,020,987)
Total Centrally Cleared Swap Contracts	$—	$(14,966,234)	$—	$(14,966,234)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-341

Brighthouse Funds Trust I
MetLife Multi-Index Targeted Risk Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a)	$1,282,228,292
Affiliated investments at value (b)	3,825,540,038
Receivable for:
Affiliated investments sold	3,585,897
Fund shares sold	4,840
Prepaid expenses	5,047
Total Assets	5,111,364,114
Liabilities
Payable for:
Fund shares redeemed	3,590,737
Variation margin on futures contracts	12,560,404
Variation margin on centrally cleared swap contracts	4,475,462
Accrued Expenses:
Management fees	684,588
Distribution and service fees	1,091,833
Deferred trustees’ fees	228,137
Other expenses	267,779
Total Liabilities	22,898,940
Net Assets	$5,088,465,174
Net Assets Consist of:
Paid in surplus	$4,842,475,955
Distributable earnings (Accumulated losses)	245,989,219
Net Assets	$5,088,465,174
Net Assets
Class B	$5,088,465,174
Capital Shares Outstanding*
Class B	435,858,567
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.67

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,281,820,082.
(b)	Identified cost of affiliated investments was $3,595,463,318.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends from affiliated investments	$70,216,883
Interest	55,141,377
Total investment income	125,358,260
Expenses
Management fees	8,412,971
Administration fees	100,204
Custodian and accounting fees	79,261
Distribution and service fees—Class B	13,500,851
Audit and tax services	52,396
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	23,627
Insurance	6,936
Miscellaneous	22,209
Total expenses	22,309,040
Less management fee waiver	(131,258)
Net expenses	22,177,782
Net Investment Income	103,180,478
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	23,707
Affiliated investments	28,196,890
Capital gain distributions from affiliated investments	111,441,772
Futures contracts	(182,193,946)
Swap contracts	20,977,270
Net realized gain (loss)	(21,554,307)
Net change in unrealized appreciation (depreciation) on:
Investments	(59,114)
Affiliated investments	287,156,097
Futures contracts	74,359,258
Swap contracts	18,223,338
Net change in unrealized appreciation (depreciation)	379,679,579
Net realized and unrealized gain (loss)	358,125,272
Net Increase (Decrease) in Net Assets From Operations	$461,305,750
See accompanying notes to financial statements.
BHFTI-342

Brighthouse Funds Trust I
MetLife Multi-Index Targeted Risk Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$103,180,478	$37,920,496
Net realized gain (loss)	(21,554,307)	125,189,893
Net change in unrealized appreciation (depreciation)	379,679,579	(185,362,385)
Increase (decrease) in net assets from operations	461,305,750	(22,251,996)
From Distributions to Shareholders
Class B	(35,313,336)	(29,740,090)
Total distributions	(35,313,336)	(29,740,090)
Increase (decrease) in net assets from capital share transactions	(1,098,835,964)	4,523,731,446
Total increase (decrease) in net assets	(672,843,550)	4,471,739,360
Net Assets
Beginning of period	5,761,308,724	1,289,569,364
End of period	$5,088,465,174	$5,761,308,724

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class B
Sales	1,816,416	$19,802,001	433,744,145	$4,792,056,749
Reinvestments	3,312,696	35,313,336	2,832,390	29,740,090
Redemptions	(104,042,511)	(1,153,951,301)	(27,545,876)	(298,065,393)
Net increase (decrease)	(98,913,399)	$(1,098,835,964)	409,030,659	$4,523,731,446
Increase (decrease) derived from capital shares transactions		$(1,098,835,964)		$4,523,731,446
See accompanying notes to financial statements.
BHFTI-343

Brighthouse Funds Trust I
MetLife Multi-Index Targeted Risk Portfolio
Financial Highlights
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.77	$10.26	$9.22	$13.24	$12.76
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.23	0.25	0.18	0.14
Net realized and unrealized gain (loss)	0.76	0.53 (b)	1.01	(2.95)	1.07
Total income (loss) from investment operations	0.97	0.76	1.26	(2.77)	1.21
Less Distributions
Distributions from net investment income	(0.07)	(0.25)	(0.22)	(0.20)	(0.24)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.05)	(0.49)
Total distributions	(0.07)	(0.25)	(0.22)	(1.25)	(0.73)
Net Asset Value, End of Period	$11.67	$10.77	$10.26	$9.22	$13.24
Total Return (%) (c)	9.08	7.48	13.82	(21.09)	9.72
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.41	0.44	0.44	0.43	0.43
Net ratio of expenses to average net assets (%) (d) (e)	0.41	0.44	0.44	0.43	0.43
Ratio of net investment income (loss) to average net assets (%) (f)	1.91	2.18	2.60	1.76	1.10
Portfolio turnover rate (%)	4	12	5	7	7
Net assets, end of period (in millions)	$5,088.5	$5,761.3	$1,289.6	$1,282.0	$1,818.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net realized and unrealized gain (loss) does not directly correlate to the amounts reported in the Statement of Operations due to the timing of shareholder activity in the Portfolio.
(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
See accompanying notes to financial statements.
BHFTI-344

Brighthouse Funds Trust I
MFS® Research International Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—98.4% of Net Assets

Security Description	Shares	Value

Australia — 3.6%
APA Group	659,108	$3,942,622
Aristocrat Leisure Ltd.	157,231	6,097,435
CSL Ltd.	90,067	10,376,850
Glencore PLC (a)	2,377,411	12,932,489
Qantas Airways Ltd.	801,593	5,530,132
Rio Tinto PLC	148,406	11,840,559
		50,720,087
Brazil — 1.4%
B3 SA - Brasil Bolsa Balcao	3,548,300	9,236,047
Banco Bradesco SA (ADR)	3,073,677	10,235,345
		19,471,392
Canada — 3.2%
Alimentation Couche-Tard, Inc.	67,380	3,679,870
Constellation Software, Inc.	5,290	12,724,058
RB Global, Inc. (b)	91,396	9,409,616
Toronto-Dominion Bank	204,915	19,312,815
		45,126,359
China — 0.2%
China Resources Gas Group Ltd. (b)	1,191,824	3,459,525
Denmark — 0.5%
Novonesis (Novozymes) - B Shares (b)	107,286	6,870,581
France — 8.2%
Accor SA	128,121	7,259,464
BNP Paribas SA	196,962	18,637,644
Cie Generale des Etablissements Michelin SCA	200,562	6,651,414
Legrand SA	114,867	17,069,921
LVMH Moet Hennessy Louis Vuitton SE	26,592	20,047,713
Pernod Ricard SA	138,568	11,862,659
Thales SA	49,220	13,294,341
TotalEnergies SE	319,743	20,840,167
		115,663,323
Germany — 5.1%
Beiersdorf AG (b)	114,993	12,654,501
E.ON SE	476,572	9,034,329
GEA Group AG	176,709	11,997,377
Merck KGaA	84,025	12,061,040
MTU Aero Engines AG	41,343	17,244,877
SAP SE	8,557	2,093,712
Symrise AG	85,265	6,899,707
		71,985,543
Greece — 0.1%
Hellenic Telecommunications Organization SA	53,577	1,059,567
Hong Kong — 2.0%
AIA Group Ltd.	1,426,028	14,647,437
CLP Holdings Ltd.	474,500	4,239,643
Techtronic Industries Co. Ltd.	784,000	9,007,204
		27,894,284
Security Description	Shares	Value
India — 1.5%
HDFC Bank Ltd.	1,260,171	$13,948,830
Reliance Industries Ltd.	430,343	7,504,754
		21,453,584
Ireland — 1.3%
Bank of Ireland Group PLC	922,505	17,648,777
Italy — 3.3%
BPER Banca SpA	1,413,157	19,109,412
Davide Campari-Milano NV (b)	1,260,241	8,182,468
Eni SpA	725,926	13,769,455
Ryanair Holdings PLC (ADR) (b)	74,032	5,344,370
		46,405,705
Japan — 20.6%
Ajinomoto Co., Inc.	267,500	5,657,841
Capcom Co. Ltd. (b)	137,200	3,192,026
Daiichi Sankyo Co. Ltd.	657,000	13,992,558
Daikin Industries Ltd.	81,300	10,436,728
Disco Corp.	10,000	3,083,907
FUJIFILM Holdings Corp. (b)	275,000	5,875,695
Fujitsu Ltd.	405,600	11,120,578
Hitachi Ltd.	1,139,500	35,351,444
KDDI Corp. (b)	805,700	13,937,293
Keyence Corp.	28,800	10,434,377
Mitsubishi Electric Corp.	454,700	13,339,296
Mitsui & Co. Ltd. (b)	497,600	14,706,917
Mizuho Financial Group, Inc.	1,052,300	38,210,802
Nitori Holdings Co. Ltd. (b)	200,800	3,515,027
Pan Pacific International Holdings Corp.	1,763,200	10,507,319
Shin-Etsu Chemical Co. Ltd.	357,900	11,130,011
Sompo Holdings, Inc.	270,800	9,219,331
Sony Group Corp.	615,300	15,727,165
Suzuki Motor Corp. (b)	856,500	12,720,691
Taisei Corp. (b)	117,500	11,138,961
Terumo Corp.	377,500	5,499,922
Tokyo Electron Ltd.	70,600	15,504,999
Toyota Industries Corp. (b)	63,100	7,165,141
Unicharm Corp.	1,428,800	8,189,293
		289,657,322
Macau — 0.2%
Sands China Ltd.	1,258,000	3,170,401
Netherlands — 6.3%
Akzo Nobel NV	103,100	7,160,691
ASML Holding NV	20,827	22,262,313
Euronext NV	121,895	18,295,606
ING Groep NV	768,992	21,617,281
Koninklijke KPN NV	2,088,760	9,771,543
Wolters Kluwer NV	83,979	8,719,238
		87,826,672
Portugal — 1.4%
Galp Energia SGPS SA	666,074	11,346,970
See accompanying notes to financial statements.
BHFTI-345

Brighthouse Funds Trust I
MFS® Research International Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Portugal — (Continued)
Jeronimo Martins SGPS SA	337,970	$8,050,568
		19,397,538
South Korea — 1.3%
Samsung Electronics Co. Ltd.	157,957	13,164,815
Samsung Fire & Marine Insurance Co. Ltd.	16,260	5,604,436
		18,769,251
Spain — 2.7%
Amadeus IT Group SA	150,398	11,031,501
Banco Bilbao Vizcaya Argentaria SA	765,075	17,895,210
Cellnex Telecom SA (a)	274,664	8,834,995
		37,761,706
Sweden — 1.0%
Atlas Copco AB - A Shares	750,812	13,451,368
Switzerland — 3.0%
Cie Financiere Richemont SA - Class A	71,051	15,333,957
Sika AG	33,355	6,836,296
UBS Group AG	434,277	20,075,350
		42,245,603
Taiwan — 1.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	484,468	23,667,898
Thailand — 0.6%
Advanced Info Service PCL	818,600	8,132,734
United Kingdom — 12.4%
Babcock International Group PLC	408,157	6,793,901
Barclays PLC	3,699,560	23,485,003
Beazley PLC	1,603,563	17,913,719
British American Tobacco PLC	345,171	19,563,488
Burberry Group PLC (a)	195,685	3,335,101
Convatec Group PLC	2,802,580	9,157,296
Croda International PLC	179,209	6,494,529
Hiscox Ltd.	705,666	13,454,186
London Stock Exchange Group PLC	112,885	13,592,993
National Grid PLC	1,122,752	17,302,865
NatWest Group PLC	1,816,083	15,839,805
Next PLC	47,295	8,701,558
Spirax Group PLC	91,026	8,324,569
Weir Group PLC	250,094	9,545,256
		173,504,269
United States — 16.8%
Alcon AG (b)	104,167	8,274,345
Aon PLC - Class A	38,705	13,658,220
Cadence Design Systems, Inc. (a)	38,631	12,075,278
Haleon PLC	3,873,028	19,598,106
James Hardie Industries PLC (a)	369,615	7,589,413
Linde PLC	52,089	22,210,229
Mastercard, Inc. - Class A	28,353	16,186,161
Novartis AG	185,422	25,613,861
Qiagen NV (b)	238,934	10,905,553
Security Description	Shares/ Principal Amount*	Value
United States — (Continued)
Roche Holding AG	103,759	$42,880,281
Schneider Electric SE	131,126	35,941,819
Spotify Technology SA (a)	18,889	10,969,031
Willis Towers Watson PLC (b)	30,014	9,862,600
		235,764,897
Total Common Stocks (Cost $1,067,480,302)		1,381,108,386

Warrants—0.0%
Canada — 0.0%
Constellation Software, Inc., Expires 03/31/40 (a) (Cost $0)	9,715	0

Short-Term Investments—1.3%
Repurchase Agreement — 1.3%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26 with a maturity value of $18,821,218; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $19,195,062	18,818,604	18,818,604
Total Short-Term Investments (Cost $18,818,604)		18,818,604

Securities Lending Reinvestments (c)—2.0%
Short-Term Investment Funds — 0.3%
Allspring Government Money Market Fund, Select Class, 3.710% (d)	1,000,000	1,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares, 3.640% (d)	500,000	500,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 3.650% (d)	500,000	500,000
Fidelity Investments Money Market Government Portfolio, Class I, 3.670% (d)	1,000,000	1,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class, 3.680% (d)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 3.690% (d)	500,000	500,000
		4,500,000

Repurchase Agreements — 1.7%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.810%, due on 01/02/26 with a maturity value of $2,000,423; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.000%, maturity dates ranging from 02/19/26 - 02/15/55, and an aggregate market value of $2,040,000	2,000,000	2,000,000
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $1,000,209; collateralized by various Common Stock with an aggregate market value of $1,113,676	1,000,000	1,000,000
See accompanying notes to financial statements.
BHFTI-346

Brighthouse Funds Trust I
MFS® Research International Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (c)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements — (Continued)
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.850%, due on 01/02/26 with a maturity value of $3,000,642; collateralized by various Common Stock with an aggregate market value of $3,341,027	3,000,000	$3,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $1,847,464; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $1,884,413	1,847,071	1,847,071
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $4,000,869; collateralized by various Common Stock with an aggregate market value of $4,444,935	4,000,000	4,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $5,001,108; collateralized by various Common Stock with an aggregate market value of $5,564,792	5,000,000	5,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $5,001,072; collateralized by various Common Stock with an aggregate market value of $5,559,234	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $52,860; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $53,906	52,849	52,849
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $1,000,208; collateralized by various Common Stock with an aggregate market value of $1,100,229	1,000,000	1,000,000
		22,899,920
Total Securities Lending Reinvestments (Cost $27,399,920)		27,399,920
Total Investments—101.7% (Cost $1,113,698,826)		1,427,326,910
Other assets and liabilities (net)—(1.7)%		(23,675,176)
Net Assets—100.0%		$1,403,651,734

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $64,258,967 and the collateral received consisted of cash in the amount of
$27,399,920 and non-cash collateral with a value of $40,479,358. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2025.

Ten Largest Industries as of December 31, 2025 (Unaudited)	% of Net Assets
Banks	15.4
Pharmaceuticals	8.1
Insurance	6.0
Chemicals	4.8
Electrical Equipment	4.7
Semiconductors & Semiconductor Equipment	4.6
Capital Markets	4.4
Machinery	4.2
Oil, Gas & Consumable Fuels	3.8
Textiles, Apparel & Luxury Goods	2.8
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$535,170,727	$0	$733,195,810
See accompanying notes to financial statements.
BHFTI-347

Brighthouse Funds Trust I
MFS® Research International Portfolio
Schedule of Investments as of December 31, 2025
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(27,399,920)	$—	$—	$—	$(27,399,920)
Gross amount of recognized liabilities for securities lending transactions					$(27,399,920)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$50,720,087	$—	$50,720,087
Brazil	10,235,345	9,236,047	—	19,471,392
Canada	45,126,359	—	—	45,126,359
China	—	3,459,525	—	3,459,525
Denmark	—	6,870,581	—	6,870,581
France	—	115,663,323	—	115,663,323
Germany	—	71,985,543	—	71,985,543
Greece	—	1,059,567	—	1,059,567
Hong Kong	—	27,894,284	—	27,894,284
India	—	21,453,584	—	21,453,584
Ireland	—	17,648,777	—	17,648,777
Italy	5,344,370	41,061,335	—	46,405,705
Japan	—	289,657,322	—	289,657,322
Macau	—	3,170,401	—	3,170,401
Netherlands	—	87,826,672	—	87,826,672
Portugal	—	19,397,538	—	19,397,538
South Korea	—	18,769,251	—	18,769,251
Spain	—	37,761,706	—	37,761,706
Sweden	—	13,451,368	—	13,451,368
Switzerland	—	42,245,603	—	42,245,603
Taiwan	—	23,667,898	—	23,667,898
Thailand	8,132,734	—	—	8,132,734
United Kingdom	—	173,504,269	—	173,504,269
United States	84,961,519	150,803,378	—	235,764,897
Total Common Stocks	153,800,327	1,227,308,059	—	1,381,108,386
Total Warrants*	—	0	—	0
Total Short-Term Investments*	—	18,818,604	—	18,818,604
Securities Lending Reinvestments
Short-Term Investment Funds	4,500,000	—	—	4,500,000
Repurchase Agreements	—	22,899,920	—	22,899,920
Total Securities Lending Reinvestments	4,500,000	22,899,920	—	27,399,920
Total Investments	$158,300,327	$1,269,026,583	$—	$1,427,326,910
Collateral for Securities Loaned (Liability)	$—	$(27,399,920)	$—	$(27,399,920)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-348

Brighthouse Funds Trust I
MFS® Research International Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$1,427,326,910
Cash	2,610
Receivable for:
Investments sold	74,361
Fund shares sold	91,750
Dividends and interest	8,112,975
Prepaid expenses	5,127
Total Assets	1,435,613,733
Liabilities
Due to custodian denominated in foreign currencies (c)	34,560
Collateral for securities loaned	27,399,920
Payable for:
Fund shares redeemed	1,064,377
Foreign taxes	1,999,771
Accrued Expenses:
Management fees	617,088
Distribution and service fees	96,754
Deferred trustees’ fees	250,955
Other expenses	498,574
Total Liabilities	31,961,999
Net Assets	$1,403,651,734
Net Assets Consist of:
Paid in surplus	$898,978,573
Distributable earnings (Accumulated losses) (d)	504,673,161
Net Assets	$1,403,651,734
Net Assets
Class A	$944,986,502
Class B	454,231,457
Class E	4,433,775
Capital Shares Outstanding*
Class A	69,667,018
Class B	33,926,045
Class E	328,346
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.56
Class B	13.39
Class E	13.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,113,698,826.
(b)	Includes securities loaned at value of $64,258,967.
(c)	Identified cost of cash due to bank denominated in foreign currencies was $34,923.
(d)	Includes foreign capital gains tax of $1,995,346.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$35,006,225
Interest	597,101
Securities lending income	142,444
Total investment income	35,745,770
Expenses
Management fees	9,933,994
Administration fees	74,393
Custodian and accounting fees	177,699
Distribution and service fees—Class B	1,130,780
Distribution and service fees—Class E	6,625
Audit and tax services	56,941
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	96,358
Insurance	12,728
Miscellaneous	32,709
Total expenses	11,632,812
Less management fee waiver	(1,798,609)
Net expenses	9,834,203
Net Investment Income	25,911,567
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	174,852,979
Foreign currency transactions	125,101
Net realized gain (loss)	174,978,080
Net change in unrealized appreciation (depreciation) on:
Investments (c)	84,165,358
Foreign currency transactions	741,035
Net change in unrealized appreciation (depreciation)	84,906,393
Net realized and unrealized gain (loss)	259,884,473
Net Increase (Decrease) in Net Assets From Operations	$285,796,040

(a)	Net of foreign withholding taxes of $3,742,139.
(b)	Net of foreign capital gains tax of $271,487.
(c)	Includes change in foreign capital gains tax of $(630,039).
See accompanying notes to financial statements.
BHFTI-349

Brighthouse Funds Trust I
MFS® Research International Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$25,911,567	$25,204,989
Net realized gain (loss)	174,978,080	80,160,927
Net change in unrealized appreciation (depreciation)	84,906,393	(52,674,794)
Increase (decrease) in net assets from operations	285,796,040	52,691,122
From Distributions to Shareholders
Class A	(71,669,280)	(44,577,310)
Class B	(34,162,599)	(19,730,455)
Class E	(333,351)	(193,708)
Total distributions	(106,165,230)	(64,501,473)
Increase (decrease) in net assets from capital share transactions	(130,541,895)	(154,108,273)
Total increase (decrease) in net assets	49,088,915	(165,918,624)
Net Assets
Beginning of period	1,354,562,819	1,520,481,443
End of period	$1,403,651,734	$1,354,562,819

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	833,503	$10,738,551	605,392	$7,457,053
Reinvestments	5,621,120	71,669,280	3,586,268	44,577,310
Redemptions	(13,062,968)	(170,951,431)	(13,819,813)	(172,871,369)
Net increase (decrease)	(6,608,345)	$(88,543,600)	(9,628,153)	$(120,837,006)
Class B
Sales	1,040,159	$13,057,496	1,430,494	$17,433,721
Reinvestments	2,711,317	34,162,599	1,604,102	19,730,455
Redemptions	(6,970,191)	(88,859,903)	(5,645,647)	(69,699,435)
Net increase (decrease)	(3,218,715)	$(41,639,808)	(2,611,051)	$(32,535,259)
Class E
Sales	6,458	$80,383	8,800	$108,534
Reinvestments	26,248	333,351	15,634	193,708
Redemptions	(59,570)	(772,221)	(84,233)	(1,038,250)
Net increase (decrease)	(26,864)	$(358,487)	(59,799)	$(736,008)
Increase (decrease) derived from capital shares transactions		$(130,541,895)		$(154,108,273)
See accompanying notes to financial statements.
BHFTI-350

Brighthouse Funds Trust I
MFS® Research International Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.95	$12.10	$11.10	$14.81	$13.86
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.22	0.21	0.21	0.19
Net realized and unrealized gain (loss)	2.40	0.19	1.23	(2.81)	1.46
Total income (loss) from investment operations	2.65	0.41	1.44	(2.60)	1.65
Less Distributions
Distributions from net investment income	(0.27)	(0.24)	(0.21)	(0.26)	(0.17)
Distributions from net realized capital gains	(0.77)	(0.32)	(0.23)	(0.85)	(0.53)
Total distributions	(1.04)	(0.56)	(0.44)	(1.11)	(0.70)
Net Asset Value, End of Period	$13.56	$11.95	$12.10	$11.10	$14.81
Total Return (%) (b)	22.72	3.17	13.05	(17.30)	11.98
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.76	0.75	0.74
Net ratio of expenses to average net assets (%) (c)	0.62	0.64	0.65	0.64	0.64
Ratio of net investment income (loss) to average net assets (%)	1.94	1.76	1.83	1.81	1.31
Portfolio turnover rate (%)	39	20	15	20	18
Net assets, end of period (in millions)	$945.0	$911.7	$1,039.8	$1,001.3	$1,319.7

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.81	$11.96	$10.97	$14.65	$13.72
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.19	0.18	0.18	0.15
Net realized and unrealized gain (loss)	2.37	0.19	1.22	(2.79)	1.45
Total income (loss) from investment operations	2.58	0.38	1.40	(2.61)	1.60
Less Distributions
Distributions from net investment income	(0.23)	(0.21)	(0.18)	(0.22)	(0.14)
Distributions from net realized capital gains	(0.77)	(0.32)	(0.23)	(0.85)	(0.53)
Total distributions	(1.00)	(0.53)	(0.41)	(1.07)	(0.67)
Net Asset Value, End of Period	$13.39	$11.81	$11.96	$10.97	$14.65
Total Return (%) (b)	22.41	2.95	12.82	(17.57)	11.71
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.00	1.01	1.00	0.99
Net ratio of expenses to average net assets (%) (c)	0.87	0.89	0.90	0.89	0.89
Ratio of net investment income (loss) to average net assets (%)	1.68	1.51	1.59	1.56	1.07
Portfolio turnover rate (%)	39	20	15	20	18
Net assets, end of period (in millions)	$454.2	$438.6	$475.7	$472.2	$614.0
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTI-351

Brighthouse Funds Trust I
MFS® Research International Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.90	$12.05	$11.05	$14.74	$13.80
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.20	0.20	0.19	0.17
Net realized and unrealized gain (loss)	2.39	0.19	1.22	(2.79)	1.45
Total income (loss) from investment operations	2.62	0.39	1.42	(2.60)	1.62
Less Distributions
Distributions from net investment income	(0.25)	(0.22)	(0.19)	(0.24)	(0.15)
Distributions from net realized capital gains	(0.77)	(0.32)	(0.23)	(0.85)	(0.53)
Total distributions	(1.02)	(0.54)	(0.42)	(1.09)	(0.68)
Net Asset Value, End of Period	$13.50	$11.90	$12.05	$11.05	$14.74
Total Return (%) (b)	22.54	3.01	12.92	(17.43)	11.80
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.90	0.91	0.90	0.89
Net ratio of expenses to average net assets (%) (c)	0.77	0.79	0.80	0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	1.78	1.60	1.70	1.65	1.19
Portfolio turnover rate (%)	39	20	15	20	18
Net assets, end of period (in millions)	$4.4	$4.2	$5.0	$5.2	$7.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTI-352

Brighthouse Funds Trust I
Morgan Stanley Discovery Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—90.4% of Net Assets

Security Description	Shares	Value

Biotechnology — 7.7%
Alnylam Pharmaceuticals, Inc. (a)	6,850	$2,723,902
Argenx SE (ADR) (a)	3,401	2,860,071
Immunovant, Inc. (a) (b)	254,670	6,473,711
ProKidney Corp. (a) (b)	1,082,616	2,425,060
Roivant Sciences Ltd. (a)	3,815,124	82,788,191
		97,270,935
Broadline Retail — 1.5%
Global-e Online Ltd. (a)	476,490	18,730,822
Capital Markets — 2.7%
Coinbase Global, Inc. - Class A (a) (b)	99,267	22,448,239
Twenty One Capital, Inc. - Class A (a)	1,296,615	11,358,348
		33,806,587
Entertainment — 4.6%
ROBLOX Corp. - Class A (a)	720,605	58,390,623
Financial Services — 10.1%
Affirm Holdings, Inc. (a) (b)	1,276,793	95,031,703
Federal National Mortgage Association (a) (b)	3,097,994	33,241,475
		128,273,178
Health Care Providers & Services — 0.4%
agilon health, Inc. (a) (b)	8,222,166	5,662,606
IT Services — 17.9%
Cloudflare, Inc. - Class A (a)	841,705	165,942,141
MongoDB, Inc. (a)	143,858	60,375,764
		226,317,905
Machinery — 1.1%
Symbotic, Inc. (a) (b)	235,596	14,017,962
Personal Care Products — 3.4%
Oddity Tech Ltd. - Class A (a) (b)	1,080,876	43,429,598
Pharmaceuticals — 5.8%
Royalty Pharma PLC - Class A	1,900,841	73,448,496
Real Estate Management & Development — 3.3%
Landbridge Co. LLC - Class A (b)	483,738	23,698,325
Opendoor Technologies, Inc. (a)	3,150,203	18,365,683
		42,064,008
Software — 11.1%
Aurora Innovation, Inc. (a) (b)	7,894,857	30,316,251
BitMine Immersion Technologies, Inc. (b)	734,976	19,954,598
Circle Internet Group, Inc. (a) (b)	82,211	6,519,332
Figma, Inc. - Class A (a) (b)	895,442	33,462,668
Samsara, Inc. - Class A (a)	505,001	17,902,286
Strategy, Inc. - Class A (a) (b)	217,358	33,027,548
		141,182,683
Specialty Retail — 5.3%
Carvana Co. (a) (b)	13,379	5,646,206
Security Description	Shares/ Principal Amount*	Value
Specialty Retail—(Continued)
Floor & Decor Holdings, Inc. - Class A (a) (b)	1,007,481	$61,345,518
		66,991,724
Technology Hardware, Storage & Peripherals — 4.2%
IonQ, Inc. (a) (b)	1,185,413	53,189,481
Trading Companies & Distributors — 11.3%
Core & Main, Inc. - Class A (a) (b)	1,134,881	58,979,766
QXO, Inc. (a) (b)	4,358,695	84,079,226
		143,058,992
Total Common Stocks (Cost $1,042,396,300)		1,145,835,600

Convertible Preferred Stocks—4.7%
Software — 4.7%
Databricks, Inc. - Series H † (a) (c) (d)	229,833	43,668,270
Databricks, Inc. - Series I † (a) (c) (d)	83,793	15,920,670
Total Convertible Preferred Stocks (Cost $23,047,864)		59,588,940

Warrants—0.0%
Real Estate Management & Development — 0.0%
Opendoor Technologies, Inc. - Series A, Expires 11/20/26 (a) (b)	70,945	36,913
Opendoor Technologies, Inc. - Series K, Expires 11/20/26 (a) (b)	70,945	63,851
Opendoor Technologies, Inc. - Series Z, Expires 11/20/26 (a) (b)	70,945	28,335
Total Warrants (Cost $0)		129,099

Escrow Shares—0.0%
Broadline Retail — 0.0%
Flipkart Ltd. † (a) (c) (d) (Cost $0)	60,812	0

Short-Term Investments—4.8%
Repurchase Agreement—4.8%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $60,540,649; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $61,742,995	60,532,241	60,532,241
Total Short-Term Investments (Cost $60,532,241)		60,532,241
See accompanying notes to financial statements.
BHFTI-353

Brighthouse Funds Trust I
Morgan Stanley Discovery Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (e)—16.4%

Security Description	Shares/ Principal Amount*	Value

Short-Term Investment Funds—0.6%
Allspring Government Money Market Fund, Select Class 3.710% (f)	1,000,000	$1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 3.670% (f)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (f)	1,000,000	1,000,000
		7,000,000

Certificates of Deposit—0.9%
Bank of Montreal
4.080%, SOFR + 0.370%, 08/07/26 (g)	2,000,000	2,000,598
4.090%, SOFR + 0.380%, 11/19/26 (g)	1,000,000	999,997
Commonwealth Bank of Australia
4.090%, SOFR + 0.380%, 04/13/26 (g)	1,000,000	1,000,343
Mizuho Bank Ltd.
3.990%, SOFR + 0.220%, 04/10/26 (g)	2,000,000	1,999,766
4.010%, SOFR + 0.240%, 01/13/26 (g)	3,000,000	3,000,012
Sumitomo Mitsui Banking Corp.
3.940%, SOFR + 0.230%, 01/30/26 (g)	1,000,000	1,000,086
Sumitomo Mitsui Trust Bank Ltd.
4.110%, 01/22/26	2,000,000	2,000,560
		12,001,362
Commercial Paper—0.4%
Ionic Funding LLC
4.110%, 01/05/26	3,000,000	2,998,368
Westpac Banking Corp.
4.110%, SOFR + 0.400%, 04/10/26 (g)	2,000,000	2,001,134
		4,999,502
Repurchase Agreements—14.2%
Bank of Montreal
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $5,001,047; collateralized by various Common Stock with an aggregate market value of $5,563,119	5,000,000	5,000,000
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $5,001,047; collateralized by various Common Stock with an aggregate market value of $5,568,379	5,000,000	5,000,000
Repurchase Agreement dated 12/31/25 at 3.850%, due on 01/02/26 with a maturity value of $36,507,807; collateralized by various Common Stock with an aggregate market value of $40,649,164	36,500,000	36,500,000
Barclays Bank PLC
Repurchase Agreement dated 12/31/25 at 3.970%, due on 04/02/26 with a maturity value of $1,515,218; collateralized by various Common Stock with an aggregate market value of $1,670,728	1,500,000	1,500,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $6,594,051; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $6,725,932	6,592,649	6,592,649
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 4.130%, due on 07/06/26 with a maturity value of $5,107,265; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.000%, maturity dates ranging from 01/15/26 - 06/30/26, and various Common Stock with an aggregate market value of $5,200,625	5,000,000	$5,000,000
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $21,004,562; collateralized by various Common Stock with an aggregate market value of $23,335,907	21,000,000	21,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $10,002,217; collateralized by various Common Stock with an aggregate market value of $11,129,584	10,000,000	10,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $40,008,578; collateralized by various Common Stock with an aggregate market value of $44,449,285	40,000,000	40,000,000
NBC Global Finance Ltd.
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/07/26 with a maturity value of $19,014,445; collateralized by various Common Stock with an aggregate market value of $21,183,576	19,000,000	19,000,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/25 at 3.910%, due on 02/04/26 with a maturity value of $6,022,808; collateralized by various Common Stock with an aggregate market value of $6,667,390	6,000,000	6,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $400,081; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $408,001	400,000	400,000
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $19,003,948; collateralized by various Common Stock with an aggregate market value of $20,904,343	19,000,000	19,000,000
Virtu Americas LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/07/26 with a maturity value of $5,003,879; collateralized by various Common Stock with an aggregate market value of $5,556,321	5,000,000	5,000,000
		179,992,649
Time Deposits—0.3%
Banco Santander SA
3.620%, 01/02/26	2,000,000	2,000,000
See accompanying notes to financial statements.
BHFTI-354

Brighthouse Funds Trust I
Morgan Stanley Discovery Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (e)—(Continued)
Security Description	Principal Amount*	Value
Time Deposits—(Continued)
First Abu Dhabi Bank USA NV
3.590%, 01/02/26	2,000,000	$2,000,000
		4,000,000
Total Securities Lending Reinvestments (Cost $207,991,619)		207,993,513
Total Purchased Options—0.1% (h) (Cost $6,389,864)		904,315
Total Investments—116.4% (Cost $1,340,357,888)		1,474,983,708
Other assets and liabilities (net)—(16.4)%		(207,436,718)
Net Assets—100.0%		$1,267,546,990

*	Principal amount stated in U.S. dollars unless otherwise noted.
†
Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2025, the market value of restricted securities was $59,588,940, which is 4.7% of net assets. See  details shown in the Restricted Securities table that follows.

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $351,584,308 and the collateral received consisted of cash in the amount of $207,962,506 and non-cash collateral with a value of $159,090,382. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2025, these securities represent 4.7% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(g)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(h)	For a breakout of open positions, see details shown in the Purchased Options table that follows.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Databricks, Inc. - Series H	08/31/21	229,833	$16,889,079	$43,668,270
Databricks, Inc. - Series I	09/14/23	83,793	6,158,785	15,920,670
Flipkart Ltd.	08/20/18	60,812	0	0
				$59,588,940
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$22,908,341	$899,055,814	$0	$1,153,489,034
The Portfolio engaged in security transactions with other accounts managed by Morgan Stanley Investment Management Inc. the subadviser to the Portfolio, that amounted to $2,357,152 in purchases of investments, which are included above.
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(207,880,540)	$—	$—	$—	$(207,880,540)
Warrants	(81,966)	—	—	—	(81,966)
Total Borrowings	$(207,962,506)	$—	$—	$—	$(207,962,506)
Gross amount of recognized liabilities for securities lending transactions					$(207,962,506)
See accompanying notes to financial statements.
BHFTI-355

Brighthouse Funds Trust I
Morgan Stanley Discovery Portfolio
Schedule of Investments as of December 31, 2025
Investments in Derivative Instruments
Purchased Options
Foreign Currency Options	Strike Price		Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/CNH Put	CNH	7.317	12/17/26	SCB	462,639,110	USD	462,639,110	$1,309,268	$829,974	$(479,294)
USD Call/CNH Put	CNH	7.580	08/11/26	SCB	439,620,734	USD	439,620,734	1,438,407	70,339	(1,368,068)
USD Call/CNH Put	CNH	7.710	05/13/26	GSI	323,673,593	USD	323,673,593	1,347,326	1,295	(1,346,031)
USD Call/CNH Put	CNH	7.820	02/25/26	JPMC	310,359,994	USD	310,359,994	1,281,476	621	(1,280,855)
USD Call/CNH Put	CNH	7.900	04/01/26	SCB	208,557,842	USD	208,557,842	1,013,387	2,086	(1,011,301)
Totals								$6,389,864	$904,315	$(5,485,549)
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$904,315

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2025.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$1,295	$—	$(1,295)	$—
JPMorgan Chase Bank NA	621	—	(621)	—
Standard Chartered Bank	902,399	—	(902,399)	—
	$904,315	$—	$(904,315)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Purchased options	$(5,837,778)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Purchased options	$(3,741,230)
See accompanying notes to financial statements.
BHFTI-356

Brighthouse Funds Trust I
Morgan Stanley Discovery Portfolio
Schedule of Investments as of December 31, 2025
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$1,548,963,249

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,145,835,600	$—	$—	$1,145,835,600
Total Convertible Preferred Stocks*	—	—	59,588,940	59,588,940
Total Warrants*	129,099	—	—	129,099
Total Escrow Shares*	—	—	0	0
Total Short-Term Investments*	—	60,532,241	—	60,532,241
Securities Lending Reinvestments
Short-Term Investment Funds	7,000,000	—	—	7,000,000
Certificates of Deposit	—	12,001,362	—	12,001,362
Commercial Paper	—	4,999,502	—	4,999,502
Repurchase Agreements	—	179,992,649	—	179,992,649
Time Deposits	—	4,000,000	—	4,000,000
Total Securities Lending Reinvestments	7,000,000	200,993,513	—	207,993,513
Total Purchased Options at Value*	—	904,315	—	904,315
Total Investments	$1,152,964,699	$262,430,069	$59,588,940	$1,474,983,708
Collateral for Securities Loaned (Liability)	$—	$(207,962,506)	$—	$(207,962,506)

*	See Schedule of Investments for additional detailed categorizations.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of December 31, 2024	Change in Unrealized Appreciation/ (Depreciation)	Balance as of December 31, 2025	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at December 31, 2025
Convertible Preferred Stocks
Software	$29,010,405	$30,578,535	$59,588,940	$30,578,535
Escrow Shares
Broadline Retail	12,466	(12,466)	0	(12,466)
	$29,022,871	$30,566,069	$59,588,940	$30,566,069
See accompanying notes to financial statements.
BHFTI-357

Brighthouse Funds Trust I
Morgan Stanley Discovery Portfolio
Schedule of Investments as of December 31, 2025
The following table summarizes the valuation techniques and unobservable inputs utilized to determine fair value of the Level 3 assets as of December 31, 2025.
	Fair Value at December 31, 2025	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Convertible Preferred Stocks
Software	$59,588,940	Market Transaction Method	Precedent Transaction	$190.00	$190.00	$190.00	Increase
Escrow Shares
Broadline Retail	0	Liquidation Value	Estimated Distribution Per Share	$0.00	$0.00	$0.00	Increase
See accompanying notes to financial statements.
BHFTI-358

Brighthouse Funds Trust I
Morgan Stanley Discovery Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$1,474,983,708
Cash denominated in foreign currencies (c)	948
Receivable for:
Investments sold	921,198
Fund shares sold	2,506,987
Prepaid expenses	5,180
Total Assets	1,478,418,021
Liabilities
Cash collateral for purchased options	1,050,000
Collateral for securities loaned	207,962,506
Payable for:
Investments purchased	50,437
Fund shares redeemed	462,489
Accrued Expenses:
Management fees	688,858
Distribution and service fees	83,087
Deferred trustees’ fees	253,978
Other expenses	319,676
Total Liabilities	210,871,031
Net Assets	$1,267,546,990
Net Assets Consist of:
Paid in surplus	$1,657,444,976
Distributable earnings (Accumulated losses)	(389,897,986)
Net Assets	$1,267,546,990
Net Assets
Class A	$885,955,073
Class B	368,820,896
Class E	12,771,021
Capital Shares Outstanding*
Class A	97,896,625
Class B	59,658,662
Class E	1,766,150
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.05
Class B	6.18
Class E	7.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,340,357,888.
(b)	Includes securities loaned at value of $351,584,308.
(c)	Identified cost of cash denominated in foreign currencies was $981.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends	$1,818,996
Interest	1,107,504
Securities lending income	1,635,883
Total investment income	4,562,383
Expenses
Management fees	8,645,985
Administration fees	74,282
Custodian and accounting fees	52,275
Distribution and service fees—Class B	1,020,055
Distribution and service fees—Class E	20,740
Audit and tax services	55,979
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	119,317
Insurance	10,250
Miscellaneous	17,565
Total expenses	10,127,033
Less management fee waiver	(348,679)
Net expenses	9,778,354
Net Investment Loss	(5,215,971)
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	204,733,766
Purchased options	(5,837,778)
Foreign currency transactions	54,388
Net realized gain (loss)	198,950,376
Net change in unrealized appreciation (depreciation) on:
Investments	(13,887,125)
Purchased options	(3,741,230)
Foreign currency transactions	43
Net change in unrealized appreciation (depreciation)	(17,628,312)
Net realized and unrealized gain (loss)	181,322,064
Net Increase (Decrease) in Net Assets From Operations	$176,106,093
See accompanying notes to financial statements.
BHFTI-359

Brighthouse Funds Trust I
Morgan Stanley Discovery Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(5,215,971)	$(4,283,961)
Net realized gain (loss)	198,950,376	214,279,117
Net change in unrealized appreciation (depreciation)	(17,628,312)	182,843,841
Increase (decrease) in net assets from operations	176,106,093	392,838,997
Increase (decrease) in net assets from capital share transactions	(191,545,079)	(228,325,893)
Total increase (decrease) in net assets	(15,438,986)	164,513,104
Net Assets
Beginning of period	1,282,985,976	1,118,472,872
End of period	$1,267,546,990	$1,282,985,976

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	2,635,510	$23,374,045	1,959,551	$11,934,715
Redemptions	(12,011,678)	(109,745,573)	(18,742,264)	(124,226,387)
Net increase (decrease)	(9,376,168)	$(86,371,528)	(16,782,713)	$(112,291,672)
Class B
Sales	5,017,141	$30,435,249	2,899,023	$11,922,405
Redemptions	(21,342,293)	(133,263,965)	(27,610,518)	(124,595,079)
Net increase (decrease)	(16,325,152)	$(102,828,716)	(24,711,495)	$(112,672,674)
Class E
Sales	135,454	$952,457	40,840	$186,725
Redemptions	(456,527)	(3,297,292)	(711,049)	(3,548,272)
Net increase (decrease)	(321,073)	$(2,344,835)	(670,209)	$(3,361,547)
Increase (decrease) derived from capital shares transactions		$(191,545,079)		$(228,325,893)
See accompanying notes to financial statements.
BHFTI-360

Brighthouse Funds Trust I
Morgan Stanley Discovery Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$7.97	$5.72	$4.05	$22.25	$47.23
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.02)	(0.01)	(0.02)	(0.12)
Net realized and unrealized gain (loss)	1.11	2.27	1.68	(13.36)	(2.34)
Total income (loss) from investment operations	1.08	2.25	1.67	(13.38)	(2.46)
Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(4.82)	(22.52)
Distributions from return of capital	0.00	0.00	0.00	(0.00) (b)	0.00
Total distributions	0.00	0.00	0.00	(4.82)	(22.52)
Net Asset Value, End of Period	$9.05	$7.97	$5.72	$4.05	$22.25
Total Return (%) (c)	13.55	39.34	41.23	(62.47)	(10.54)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.68	0.69	0.68	0.65
Net ratio of expenses to average net assets (%) (d)	0.65	0.66	0.67	0.65	0.62
Ratio of net investment income (loss) to average net assets (%)	(0.31)	(0.30)	(0.12)	(0.31)	(0.35)
Portfolio turnover rate (%)	69	62	62	47	94
Net assets, end of period (in millions)	$886.0	$855.0	$710.1	$544.8	$1,436.5

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$5.46	$3.93	$2.79	$18.91	$43.58
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.02)	(0.01)	(0.03)	(0.17)
Net realized and unrealized gain (loss)	0.75	1.55	1.15	(11.27)	(1.98)
Total income (loss) from investment operations	0.72	1.53	1.14	(11.30)	(2.15)
Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(4.82)	(22.52)
Distributions from return of capital	0.00	0.00	0.00	(0.00) (b)	0.00
Total distributions	0.00	0.00	0.00	(4.82)	(22.52)
Net Asset Value, End of Period	$6.18	$5.46	$3.93	$2.79	$18.91
Total Return (%) (c)	13.19	38.93	40.86	(62.52)	(10.78)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.93	0.94	0.93	0.90
Net ratio of expenses to average net assets (%) (d)	0.90	0.91	0.92	0.90	0.87
Ratio of net investment income (loss) to average net assets (%)	(0.56)	(0.54)	(0.37)	(0.54)	(0.60)
Portfolio turnover rate (%)	69	62	62	47	94
Net assets, end of period (in millions)	$368.8	$414.7	$395.7	$298.9	$588.7
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTI-361

Brighthouse Funds Trust I
Morgan Stanley Discovery Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.38	$4.59	$3.25	$20.13	$44.91
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.02)	(0.01)	(0.03)	(0.15)
Net realized and unrealized gain (loss)	0.88	1.81	1.35	(12.03)	(2.11)
Total income (loss) from investment operations	0.85	1.79	1.34	(12.06)	(2.26)
Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(4.82)	(22.52)
Distributions from return of capital	0.00	0.00	0.00	(0.00) (b)	0.00
Total distributions	0.00	0.00	0.00	(4.82)	(22.52)
Net Asset Value, End of Period	$7.23	$6.38	$4.59	$3.25	$20.13
Total Return (%) (c)	13.32	39.00	41.23	(62.53)	(10.69)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.83	0.84	0.83	0.80
Net ratio of expenses to average net assets (%) (d)	0.80	0.81	0.82	0.80	0.77
Ratio of net investment income (loss) to average net assets (%)	(0.46)	(0.45)	(0.27)	(0.46)	(0.50)
Portfolio turnover rate (%)	69	62	62	47	94
Net assets, end of period (in millions)	$12.8	$13.3	$12.7	$9.7	$26.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTI-362

Brighthouse Funds Trust I
PanAgora Global Diversified Risk Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
U.S. Treasury & Government Agencies—12.3% of Net Assets

Security Description	Principal Amount*/ Shares	Value

U.S. Treasury — 12.3%
U.S. Treasury Inflation-Indexed Bonds
0.250%, 02/15/50 (a)	1,266,370	$728,563
1.000%, 02/15/49 (a)	2,587,700	1,860,818
1.500%, 02/15/53 (a)	7,119,385	5,548,971
2.125%, 02/15/40 (a)	4,067,091	4,024,678
U.S. Treasury Inflation-Indexed Notes
0.125%, 04/15/26 (a)	3,227,848	3,199,740
0.125%, 01/15/30 (a)	7,592,640	7,200,813
0.125%, 07/15/30 (a)	15,238,200	14,380,013
0.125%, 01/15/31 (a)	12,507,000	11,657,685
0.125%, 07/15/31 (a)	9,718,000	9,003,643
0.375%, 07/15/27 (a)	3,021,279	2,985,997
0.500%, 01/15/28 (a)	7,510,345	7,377,661
0.875%, 01/15/29 (a)	5,467,099	5,382,031
1.125%, 01/15/33 (a)	18,581,000	17,827,729
1.250%, 04/15/28 (a)	3,256,320	3,243,009
1.375%, 07/15/33 (a)	8,576,080	8,358,780
1.625%, 10/15/29 (a)	9,312,390	9,403,723
1.750%, 01/15/34 (a)	18,005,890	17,902,648
1.875%, 07/15/34 (a)	9,338,310	9,375,038
2.125%, 04/15/29 (a)	13,683,800	13,972,173
Total U.S. Treasury & Government Agencies (Cost $154,971,664)		153,433,713

Common Stocks—9.9%
Aerospace & Defense — 0.1%
Elbit Systems Ltd.	123	70,926
General Dynamics Corp.	1,764	593,868
Singapore Technologies Engineering Ltd.	37,800	246,621
		911,415
Air Freight & Logistics — 0.0%
Expeditors International of Washington, Inc.	1,260	187,753
Automobile Components — 0.0%
Bridgestone Corp.	13,400	301,419
Banks — 1.4%
ANZ Group Holdings Ltd.	4,760	115,180
Banco Bilbao Vizcaya Argentaria SA	51,693	1,209,106
Bank Leumi Le-Israel BM	72,680	1,602,089
Bank of Montreal	1,301	168,958
Bank of Nova Scotia	1,542	113,727
BOC Hong Kong Holdings Ltd.	69,500	351,403
Canadian Imperial Bank of Commerce	1,245	112,867
Commerzbank AG	37,318	1,579,898
DBS Group Holdings Ltd.	5,800	253,833
Erste Group Bank AG	15,544	1,870,093
Hang Seng Bank Ltd.	17,200	339,240
Intesa Sanpaolo SpA	148,058	1,025,435
Japan Post Bank Co. Ltd.	9,000	126,576
JPMorgan Chase & Co.	277	89,255
KBC Group NV	11,266	1,464,389
Mizrahi Tefahot Bank Ltd.	24,426	1,705,770
NatWest Group PLC	208,794	1,821,093
Security Description	Shares	Value
Banks—(Continued)
Oversea-Chinese Banking Corp. Ltd.	22,000	$337,941
Standard Chartered PLC	57,564	1,405,771
UniCredit SpA	20,143	1,672,186
Westpac Banking Corp.	3,764	96,654
		17,461,464
Beverages — 0.1%
Coca-Cola Co.	3,739	261,393
Coca-Cola Europacific Partners PLC	1,408	127,706
Coca-Cola HBC AG	1,718	88,969
Keurig Dr. Pepper, Inc.	12,201	341,750
PepsiCo, Inc.	2,090	299,957
		1,119,775
Biotechnology — 0.1%
AbbVie, Inc.	289	66,034
Amgen, Inc.	442	144,671
CSL Ltd.	1,397	160,952
Gilead Sciences, Inc.	1,195	146,674
Moderna, Inc. (b)	11,187	329,905
		848,236
Broadline Retail — 0.2%
Dollarama, Inc.	3,522	526,395
eBay, Inc.	4,555	396,740
Next PLC	8,789	1,617,042
		2,540,177
Building Products — 0.1%
Cie de Saint-Gobain SA	1,195	121,308
Geberit AG	1,378	1,073,423
Johnson Controls International PLC	1,566	187,529
		1,382,260
Capital Markets — 0.1%
Bank of New York Mellon Corp.	1,089	126,422
Intercontinental Exchange, Inc.	509	82,438
Nasdaq, Inc.	1,036	100,627
Northern Trust Corp.	1,428	195,050
S&P Global, Inc.	188	98,247
Singapore Exchange Ltd.	16,800	220,754
TMX Group Ltd.	1,981	75,383
		898,921
Chemicals — 0.1%
Air Liquide SA	498	93,716
Air Products & Chemicals, Inc.	3,274	808,744
BASF SE	2,247	117,389
Linde PLC	356	151,795
		1,171,644
Commercial Services & Supplies — 0.1%
Brambles Ltd.	63,523	973,699
Republic Services, Inc.	2,535	537,242
Secom Co. Ltd.	3,000	106,618
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-363

Brighthouse Funds Trust I
PanAgora Global Diversified Risk Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Commercial Services & Supplies—(Continued)
Veralto Corp.	1,413	$140,989
Waste Management, Inc.	409	89,861
		1,848,409
Communications Equipment — 0.2%
Cisco Systems, Inc.	7,298	562,165
Motorola Solutions, Inc.	271	103,880
Telefonaktiebolaget LM Ericsson - B Shares	179,259	1,749,958
		2,416,003
Construction & Engineering — 0.0%
Kajima Corp.	2,200	82,039
Construction Materials — 0.3%
Heidelberg Materials AG	6,486	1,698,487
Holcim AG	15,480	1,517,556
		3,216,043
Consumer Staples Distribution & Retail — 0.2%
Carrefour SA	3,159	52,693
Empire Co. Ltd. - Class A	4,801	166,918
George Weston Ltd.	3,548	244,771
Koninklijke Ahold Delhaize NV	10,761	441,339
Metro, Inc.	3,843	276,602
Tesco PLC	199,299	1,186,603
		2,368,926
Containers & Packaging — 0.2%
Amcor PLC	111,026	925,957
CCL Industries, Inc. - Class B	2,717	171,625
International Paper Co.	23,148	911,800
Packaging Corp. of America	5,085	1,048,679
		3,058,061
Diversified Consumer Services — 0.0%
Pearson PLC	6,669	94,118
Diversified Telecommunication Services — 0.3%
AT&T, Inc.	28,142	699,047
Deutsche Telekom AG	7,039	228,326
Elisa OYJ	3,867	171,618
Koninklijke KPN NV	50,858	237,922
Orange SA	23,444	391,167
Singapore Telecommunications Ltd.	62,300	220,732
Swisscom AG	655	475,984
Telia Co. AB	21,345	91,194
Verizon Communications, Inc.	20,009	814,967
		3,330,957
Electric Utilities — 0.3%
Alliant Energy Corp.	16,314	1,060,573
Constellation Energy Corp.	1,572	555,340
Duke Energy Corp.	7,667	898,649
Fortis, Inc.	6,952	361,440
Fortum OYJ	3,336	70,994
Security Description	Shares	Value
Electric Utilities—(Continued)
Hydro One Ltd.	8,144	$324,205
Pinnacle West Capital Corp.	1,215	107,771
Southern Co.	7,193	627,230
		4,006,202
Electrical Equipment — 0.1%
ABB Ltd.	1,801	133,132
AMETEK, Inc.	2,710	556,390
Emerson Electric Co.	1,251	166,033
GE Vernova, Inc.	392	256,200
Generac Holdings, Inc. (b)	1,443	196,782
Legrand SA	386	57,362
Prysmian SpA	540	53,844
		1,419,743
Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp. - Class A	768	103,787
Corning, Inc.	1,746	152,880
Keysight Technologies, Inc. (b)	1,022	207,660
Kyocera Corp.	45,600	640,136
TE Connectivity PLC	660	150,157
Teledyne Technologies, Inc. (b)	863	440,760
Yokogawa Electric Corp.	1,400	44,900
		1,740,280
Entertainment — 0.1%
Electronic Arts, Inc.	1,873	382,710
Warner Bros Discovery, Inc. (b)	15,893	458,036
		840,746
Financial Services — 0.0%
Berkshire Hathaway, Inc. - Class B (b)	228	114,604
Block, Inc. (b)	3,086	200,868
Fiserv, Inc. (b)	3,065	205,876
		521,348
Food Products — 0.4%
Campbell's Co.	5,847	162,956
Conagra Brands, Inc.	26,831	464,445
Danone SA	2,019	182,173
General Mills, Inc.	10,506	488,529
Hershey Co.	2,283	415,460
Hormel Foods Corp.	23,716	562,069
J.M. Smucker Co.	3,153	308,395
Kraft Heinz Co.	4,053	98,285
McCormick & Co., Inc.	9,561	651,200
Mondelez International, Inc. - Class A	8,276	445,497
Saputo, Inc.	3,743	112,654
Tyson Foods, Inc. - Class A	9,001	527,639
WH Group Ltd.	68,500	76,263
Wilmar International Ltd.	96,100	229,739
		4,725,304
Gas Utilities — 0.0%
AltaGas Ltd.	2,502	76,288
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-364

Brighthouse Funds Trust I
PanAgora Global Diversified Risk Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Gas Utilities—(Continued)
Tokyo Gas Co. Ltd.	9,500	$375,639
		451,927
Ground Transportation — 0.1%
CSX Corp.	4,614	167,258
East Japan Railway Co.	4,300	113,799
Hankyu Hanshin Holdings, Inc.	3,900	98,085
MTR Corp. Ltd.	73,000	279,147
Norfolk Southern Corp.	156	45,040
Union Pacific Corp.	123	28,452
		731,781
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories	4,540	568,817
Becton Dickinson & Co.	1,199	232,690
Boston Scientific Corp. (b)	3,869	368,909
Cooper Cos., Inc. (b)	5,251	430,372
Medtronic PLC	4,446	427,083
Smith & Nephew PLC	4,869	81,057
Sonova Holding AG	3,641	939,437
STERIS PLC	1,170	296,618
Stryker Corp.	1,113	391,186
		3,736,169
Health Care Providers & Services — 0.1%
Elevance Health, Inc.	430	150,736
Henry Schein, Inc. (b)	5,394	407,679
Molina Healthcare, Inc. (b)	1,454	252,327
NMC Health PLC (b) (c) (d)	1,427	0
Quest Diagnostics, Inc.	435	75,486
UnitedHealth Group, Inc.	530	174,958
		1,061,186
Hotels, Restaurants & Leisure — 0.2%
Booking Holdings, Inc.	71	380,228
Compass Group PLC	2,992	95,190
McDonald's Corp.	2,441	746,043
Restaurant Brands International, Inc.	3,482	237,605
Yum! Brands, Inc.	3,436	519,798
		1,978,864
Household Durables — 0.0%
Garmin Ltd.	1,678	340,382
Household Products — 0.1%
Church & Dwight Co., Inc.	5,879	492,954
Colgate-Palmolive Co.	3,044	240,537
Kimberly-Clark Corp.	2,962	298,836
Procter & Gamble Co.	2,312	331,333
Reckitt Benckiser Group PLC	1,231	99,663
		1,463,323
Industrial Conglomerates — 0.1%
Jardine Matheson Holdings Ltd.	6,200	422,863
Keppel Ltd.	31,900	256,061
Security Description	Shares	Value
Industrial Conglomerates—(Continued)
Sekisui Chemical Co. Ltd.	9,600	$161,058
Siemens AG	235	65,996
Smiths Group PLC	4,256	134,111
		1,040,089
Insurance — 1.2%
Allianz SE	3,741	1,715,878
Allstate Corp.	2,350	489,152
Aon PLC - Class A	212	74,811
Arch Capital Group Ltd. (b)	1,343	128,821
Arthur J Gallagher & Co.	1,531	396,207
Assurant, Inc.	2,105	506,989
Aviva PLC	175,430	1,606,159
AXA SA	26,629	1,280,716
Brown & Brown, Inc.	1,552	123,694
Chubb Ltd.	1,849	577,110
Cincinnati Financial Corp.	1,076	175,732
Everest Group Ltd.	913	309,827
Generali	49,728	2,087,381
Hannover Rueck SE	557	174,031
Hartford Insurance Group, Inc.	1,125	155,025
Helvetia Baloise Holding AG	710	187,177
Intact Financial Corp.	362	75,359
Japan Post Holdings Co. Ltd.	7,600	79,920
Manulife Financial Corp.	50,940	1,849,732
Marsh & McLennan Cos., Inc.	2,701	501,090
Medibank Pvt Ltd.	52,342	166,989
NN Group NV	20,959	1,613,495
Progressive Corp.	358	81,524
Travelers Cos., Inc.	1,934	560,976
W.R. Berkley Corp.	5,965	418,266
Zurich Insurance Group AG	344	261,102
		15,597,163
Interactive Media & Services — 0.1%
Alphabet, Inc. - Class A	1,210	378,730
Match Group, Inc.	15,234	491,906
Scout24 SE	758	76,403
		947,039
IT Services — 0.1%
Accenture PLC - Class A	1,784	478,647
CGI, Inc.	1,902	175,684
Cognizant Technology Solutions Corp. - Class A	5,562	461,646
EPAM Systems, Inc. (b)	1,334	273,310
International Business Machines Corp.	374	110,783
Wix.com Ltd. (b)	476	49,452
		1,549,522
Life Sciences Tools & Services — 0.0%
Charles River Laboratories International, Inc. (b)	1,381	275,482
Danaher Corp.	174	39,832
Thermo Fisher Scientific, Inc.	162	93,871
		409,185
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-365

Brighthouse Funds Trust I
PanAgora Global Diversified Risk Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Machinery — 0.1%
Dover Corp.	2,891	$564,439
IDEX Corp.	795	141,462
Illinois Tool Works, Inc.	1,985	488,906
Schindler Holding AG	333	118,032
		1,312,839
Media — 0.2%
Comcast Corp. - Class A	17,028	508,967
Fox Corp. - Class B	11,762	763,707
Paramount Skydance Corp. - Class B	23,793	318,826
Trade Desk, Inc. - Class A (b)	9,330	354,167
		1,945,667
Metals & Mining — 0.6%
Anglo American PLC	26,911	1,108,986
BHP Group Ltd.	59,052	1,781,957
Fortescue Ltd.	102,151	1,493,623
Kinross Gold Corp.	48,794	1,374,359
Newmont Corp.	14,995	1,497,251
Rio Tinto PLC	2,708	216,057
		7,472,233
Multi-Utilities — 0.3%
Ameren Corp.	6,213	620,430
Canadian Utilities Ltd. - Class A	8,556	266,364
CMS Energy Corp.	3,097	216,573
DTE Energy Co.	3,872	499,411
Engie SA	6,450	169,594
Public Service Enterprise Group, Inc.	8,745	702,223
Sempra	5,526	487,891
WEC Energy Group, Inc.	1,828	192,781
		3,155,267
Oil, Gas & Consumable Fuels — 0.6%
APA Corp.	42,439	1,038,058
ARC Resources Ltd.	12,911	242,219
Chevron Corp.	6,530	995,237
Exxon Mobil Corp.	12,415	1,494,021
Kinder Morgan, Inc.	40,754	1,120,327
OMV AG	4,564	253,877
ONEOK, Inc.	1,831	134,579
Shell PLC	22,275	818,255
Tourmaline Oil Corp.	5,802	260,267
Williams Cos., Inc.	17,523	1,053,308
		7,410,148
Paper & Forest Products — 0.0%
UPM-Kymmene OYJ	17,872	517,915
Personal Care Products — 0.1%
Beiersdorf AG	2,586	284,579
Kenvue, Inc.	23,610	407,272
Unilever PLC	1,763	115,267
		807,118
Security Description	Shares	Value
Pharmaceuticals — 0.2%
Astellas Pharma, Inc.	54,800	$732,183
Bristol-Myers Squibb Co.	2,921	157,559
Johnson & Johnson	2,659	550,280
Merck & Co., Inc.	2,511	264,308
Novartis AG	1,357	187,453
Pfizer, Inc.	7,021	174,823
Takeda Pharmaceutical Co. Ltd.	14,038	436,118
UCB SA	521	145,316
Zoetis, Inc.	3,139	394,949
		3,042,989
Professional Services — 0.1%
Automatic Data Processing, Inc.	227	58,391
Broadridge Financial Solutions, Inc.	2,226	496,777
Paychex, Inc.	1,496	167,821
RELX PLC	6,487	262,388
Wolters Kluwer NV	885	91,886
		1,077,263
Real Estate Management & Development — 0.1%
CK Asset Holdings Ltd.	32,000	161,187
Hongkong Land Holdings Ltd.	48,300	335,224
Sino Land Co. Ltd.	116,000	152,009
		648,420
Residential REITs — 0.0%
Equity Residential	1,263	79,620
Retail REITs — 0.0%
Realty Income Corp.	510	28,749
Semiconductors & Semiconductor Equipment — 0.3%
Advantest Corp.	11,500	1,451,806
Analog Devices, Inc.	816	221,299
ASML Holding NV	42	44,894
Qnity Electronics, Inc. - Class W/I	7,543	615,886
Texas Instruments, Inc.	1,293	224,323
Tokyo Electron Ltd.	6,200	1,361,629
		3,919,837
Software — 0.1%
AppLovin Corp. - Class A (b)	253	170,476
Check Point Software Technologies Ltd. (b)	531	98,532
Descartes Systems Group, Inc. (b)	3,418	299,852
Oracle Corp.	810	157,877
Palantir Technologies, Inc. - Class A (b)	845	150,199
Roper Technologies, Inc.	1,004	446,910
SAP SE	299	73,159
Synopsys, Inc. (b)	512	240,497
		1,637,502
Specialty Retail — 0.2%
AutoZone, Inc. (b)	85	288,278
Home Depot, Inc.	1,305	449,050
Lowe's Cos., Inc.	2,841	685,136
Ross Stores, Inc.	2,088	376,132
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-366

Brighthouse Funds Trust I
PanAgora Global Diversified Risk Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Short-Term Investments—75.7%
Security Description	Shares	Value
Specialty Retail—(Continued)
TJX Cos., Inc.	4,752	$729,955
Tractor Supply Co.	6,645	332,316
		2,860,867
Technology Hardware, Storage & Peripherals — 0.0%
HP, Inc.	10,652	237,326
Logitech International SA	333	33,914
Super Micro Computer, Inc. (b)	4,334	126,856
		398,096
Tobacco — 0.1%
Altria Group, Inc.	7,726	445,481
British American Tobacco PLC	800	45,342
Imperial Brands PLC	1,497	62,937
Philip Morris International, Inc.	2,261	362,664
		916,424
Wireless Telecommunication Services — 0.1%
KDDI Corp.	2,000	34,597
Tele2 AB - B Shares	4,743	79,586
T-Mobile U.S., Inc.	2,959	600,795
Vodafone Group PLC	74,811	99,403
		814,381
Total Common Stocks (Cost $114,522,227)		123,843,208

Warrants—0.0%
Software — 0.0%
Constellation Software, Inc., Expires 03/31/40 (b) (Cost $0)	179	0

Rights—0.0%
Health Care Equipment & Supplies — 0.0%
ABIOMED, Inc. (b) (c) (d) (Cost $1,189)	1,165	0

Security Description	Principal Amount*/ Shares	Value

U.S. Treasury—6.2%
U.S. Treasury Bills
3.635%, 03/12/26 (e) (f)	78,000,000	$77,469,817

Short-Term Investment Funds—69.5%
BlackRock Liquidity Funds FedFund, Institutional Shares
3.640% (g)	225,613,185	225,613,185
Dreyfus Treasury & Agency Cash Management Fund, Institutional Shares
3.650% (g)	238,909,280	238,909,280
Goldman Sachs Financial Square Government Fund, Institutional Shares
3.610% (g)	234,097,547	234,097,547
State Street Institutional Treasury Plus Money Market Fund, Premier Class
3.740% (g)	171,107,883	171,107,883
Total Short-Term Investment Funds (Cost $869,727,895)		869,727,895
Total Short-Term Investments (Cost $947,176,511)		947,197,712
Total Investments—97.9% (Cost $1,216,671,591)		1,224,474,633
Other assets and liabilities (net)—2.1%		26,243,337
Net Assets—100.0%		$1,250,717,970

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2025, these securities represent 0.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2025, the market value of securities pledged was $77,469,817.
(f)	The rate shown represents current yield to maturity.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$106,674,373	$188,653,606	$38 ,118,337	$399,652,725
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-367

Brighthouse Funds Trust I
PanAgora Global Diversified Risk Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Investments in Derivative Instruments
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/16/26	756	AUD	82,769,949	$(5,696)
Brent Crude Oil Futures	01/30/26	175	USD	10,648,750	(360,493)
Canada Government Bond 10 Year Futures	03/20/26	1,301	CAD	157,303,910	(1,247,841)
Cattle Feeder Futures	03/26/26	276	USD	47,654,850	3,603,585
Cocoa Futures	03/16/26	11	USD	667,150	(108,714)
Cocoa Futures	05/13/26	1	USD	61,020	(6,203)
Coffee “C” Futures	03/19/26	20	USD	2,615,625	(249,257)
Copper Futures	03/27/26	304	USD	43,183,200	3,719,482
Corn Futures	03/13/26	795	USD	17,499,938	58,542
Cotton No. 2 Futures	03/09/26	35	USD	1,124,725	(45,794)
DAX Index Futures	03/20/26	38	EUR	23,455,500	320,469
Euro-Bobl Futures	03/06/26	372	EUR	43,211,520	(216,548)
Euro-BTP Futures	03/06/26	608	EUR	73,069,440	(153,884)
Euro-Bund Futures	03/06/26	703	EUR	89,681,710	(801,009)
Euro-Buxl 30 Year Bond Futures	03/06/26	90	EUR	9,910,800	(178,663)
FTSE 100 Index Futures	03/20/26	299	GBP	29,723,590	995,950
Gold 100 Troy Ounces Futures	02/25/26	170	USD	73,798,700	1,851,490
Hang Seng Index Futures	01/29/26	182	HKD	233,396,800	(223,682)
IBEX 35 Index Futures	01/16/26	136	EUR	23,500,120	576,055
Japanese Government Bond 10 Year Futures	03/13/26	185	JPY	24,495,850,000	(1,047,962)
Lean Hogs Futures	02/13/26	836	USD	28,457,440	1,657,789
Lean Hogs Futures	04/15/26	142	USD	5,106,320	(11,686)
Live Cattle Futures	02/27/26	315	USD	29,181,600	1,719,252
Live Cattle Futures	04/30/26	352	USD	32,693,760	1,228,139
LME Nickel Futures	03/16/26	155	USD	15,474,205	1,560,057
LME Primary Aluminum Futures	03/16/26	242	USD	18,116,543	762,963
LME Zinc Futures	03/16/26	181	USD	14,113,113	413,945
Low Sulphur Gas Oil Futures	02/12/26	176	USD	10,912,000	(459,218)
MSCI Emerging Markets Index Futures	03/20/26	2,571	USD	181,435,470	1,658,424
NASDAQ 100 Index E-Mini Futures	03/20/26	5	USD	2,545,675	(51,216)
New York Harbor ULSD Future	01/30/26	100	USD	8,910,300	(643,003)
OMX Stockholm 30 Index Futures	01/16/26	1,007	SEK	291,551,675	827,083
RBOB Gasoline Futures	01/30/26	159	USD	11,452,770	(775,445)
Russell 2000 Index E-Mini Futures	03/20/26	355	USD	44,339,500	(2,053,916)
S&P 500 Index E-Mini Futures	03/20/26	148	USD	51,004,500	(549,143)
S&P TSX 60 Index Futures	03/19/26	141	CAD	52,505,580	98,481
Silver Futures	03/27/26	131	USD	46,244,965	11,071,399
Soybean Futures	03/13/26	261	USD	13,669,875	(1,035,499)
Soybean Meal Futures	03/13/26	385	USD	11,526,900	(812,245)
Soybean Oil Futures	03/13/26	337	USD	9,818,832	(653,718)
SPI 200 Index Futures	03/19/26	270	AUD	58,563,000	203,959
TOPIX Index Futures	03/12/26	174	JPY	5,939,490,000	285,421
U.S. Treasury Long Bond Futures	03/20/26	496	USD	57,334,500	(417,115)
U.S. Treasury Note 2 Year Futures	03/31/26	3,208	USD	669,795,311	137,604
U.S. Treasury Note 5 Year Futures	03/31/26	3,834	USD	419,074,174	(641,647)
Wheat Futures	03/13/26	441	USD	11,179,350	(1,334,943)
WTI Crude Oil Futures	02/20/26	160	USD	9,155,200	(216,988)

Futures Contracts—Short
Australian Dollar Currency Futures	03/16/26	(274)	USD	(18,284,020)	(133,402)
British Pound Currency Futures	03/16/26	(409)	USD	(34,402,013)	(343,711)
Canadian Dollar Currency Futures	03/17/26	(323)	USD	(23,617,760)	(189,098)
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-368

Brighthouse Funds Trust I
PanAgora Global Diversified Risk Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Futures Contracts — (Continued)
Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro Currency Futures	03/16/26	(204)	USD	(30,039,000)	$(211,216)
LME Zinc Futures	03/16/26	(21)	USD	(1,637,433)	(15,754)
Net Unrealized Appreciation					$17,555,380
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Commodity	Unrealized appreciation on futures contracts (a)	$27,646,643	Unrealized depreciation on futures contracts (a)	$6,728,960
Equity	Unrealized appreciation on futures contracts (a)	4,965,842	Unrealized depreciation on futures contracts (a)	2,877,957
Foreign Exchange			Unrealized depreciation on futures contracts (a)	877,427
Interest Rate	Unrealized appreciation on futures contracts (a)	137,604	Unrealized depreciation on futures contracts (a)	4,710,365
Total		$32,750,089		$15,194,709

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin is reported within the Consolidated
Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.
The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(13,190,627)	$(13,190,627)
Futures contracts	(14,976,055)	67,993,990	98,411,876	(5,539,999)	145,889,812
	$(14,976,055)	$67,993,990	$98,411,876	$(18,730,626)	$132,699,185

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(450,132)	$(450,132)
Futures contracts	9,682,014	11,759,192	13,266,433	(10,446,653)	24,260,986
	$9,682,014	$11,759,192	$13,266,433	$(10,896,785)	$23,810,854
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$141,216,773
Futures contracts long	2,736,804,238
Futures contracts short	(219,766,956)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-369

Brighthouse Funds Trust I
PanAgora Global Diversified Risk Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$153,433,713	$—	$153,433,713
Common Stocks
Aerospace & Defense	593,868	317,547	—	911,415
Air Freight & Logistics	187,753	—	—	187,753
Automobile Components	—	301,419	—	301,419
Banks	484,807	16,976,657	—	17,461,464
Beverages	1,030,806	88,969	—	1,119,775
Biotechnology	687,284	160,952	—	848,236
Broadline Retail	923,135	1,617,042	—	2,540,177
Building Products	187,529	1,194,731	—	1,382,260
Capital Markets	678,167	220,754	—	898,921
Chemicals	960,539	211,105	—	1,171,644
Commercial Services & Supplies	768,092	1,080,317	—	1,848,409
Communications Equipment	666,045	1,749,958	—	2,416,003
Construction & Engineering	—	82,039	—	82,039
Construction Materials	—	3,216,043	—	3,216,043
Consumer Staples Distribution & Retail	688,291	1,680,635	—	2,368,926
Containers & Packaging	3,058,061	—	—	3,058,061
Diversified Consumer Services	—	94,118	—	94,118
Diversified Telecommunication Services	1,514,014	1,816,943	—	3,330,957
Electric Utilities	3,935,208	70,994	—	4,006,202
Electrical Equipment	1,175,405	244,338	—	1,419,743
Electronic Equipment, Instruments & Components	1,055,244	685,036	—	1,740,280
Entertainment	840,746	—	—	840,746
Financial Services	521,348	—	—	521,348
Food Products	4,237,129	488,175	—	4,725,304
Gas Utilities	76,288	375,639	—	451,927
Ground Transportation	240,750	491,031	—	731,781
Health Care Equipment & Supplies	2,715,675	1,020,494	—	3,736,169
Health Care Providers & Services	1,061,186	—	0	1,061,186
Hotels, Restaurants & Leisure	1,883,674	95,190	—	1,978,864
Household Durables	340,382	—	—	340,382
Household Products	1,363,660	99,663	—	1,463,323
Industrial Conglomerates	—	1,040,089	—	1,040,089
Insurance	6,424,315	9,172,848	—	15,597,163
Interactive Media & Services	870,636	76,403	—	947,039
IT Services	1,549,522	—	—	1,549,522
Life Sciences Tools & Services	409,185	—	—	409,185
Machinery	1,194,807	118,032	—	1,312,839
Media	1,945,667	—	—	1,945,667
Metals & Mining	2,871,610	4,600,623	—	7,472,233
Multi-Utilities	2,985,673	169,594	—	3,155,267
Oil, Gas & Consumable Fuels	6,338,016	1,072,132	—	7,410,148
Paper & Forest Products	—	517,915	—	517,915
Personal Care Products	407,272	399,846	—	807,118
Pharmaceuticals	1,541,919	1,501,070	—	3,042,989
Professional Services	722,989	354,274	—	1,077,263
Real Estate Management & Development	—	648,420	—	648,420
Residential REITs	79,620	—	—	79,620
Retail REITs	28,749	—	—	28,749
Semiconductors & Semiconductor Equipment	1,061,508	2,858,329	—	3,919,837
Software	1,564,343	73,159	—	1,637,502
Specialty Retail	2,860,867	—	—	2,860,867
Technology Hardware, Storage & Peripherals	364,182	33,914	—	398,096
Tobacco	808,145	108,279	—	916,424
Wireless Telecommunication Services	600,795	213,586	—	814,381
Total Common Stocks	66,504,906	57,338,302	0	123,843,208
Total Warrants*	—	0	—	0
Total Rights*	—	—	0	0
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-370

Brighthouse Funds Trust I
PanAgora Global Diversified Risk Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Short-Term Investment Funds	$869,727,895	$—	$—	$869,727,895
U.S. Treasury	—	77,469,817	—	77,469,817
Total Short-Term Investments	869,727,895	77,469,817	—	947,197,712
Total Investments	$936,232,801	$288,241,832	$0	$1,224,474,633
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$32,750,089	$—	$—	$32,750,089
Futures Contracts (Unrealized Depreciation)	(15,194,709)	—	—	(15,194,709)
Total Futures Contracts	$17,555,380	$—	$—	$17,555,380

*	See Consolidated Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2025 is not presented.
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-371

Brighthouse Funds Trust I
PanAgora Global Diversified Risk Portfolio
Consolidated§ Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a)	$1,224,474,633
Cash denominated in foreign currencies (b)	2,864,853
Receivable for:
Fund shares sold	328,479
Dividends and interest	3,947,516
Variation margin on futures contracts	20,896,541
Prepaid expenses	4,014
Total Assets	1,252,516,036
Liabilities
Due to custodian	721
Payable for:
Fund shares redeemed	49,977
Accrued Expenses:
Management fees	667,822
Distribution and service fees	264,980
Deferred trustees’ fees	354,736
Other expenses	459,830
Total Liabilities	1,798,066
Net Assets	$1,250,717,970
Net Assets Consist of:
Paid in surplus	$1,827,045,193
Distributable earnings (Accumulated losses)	(576,327,223)
Net Assets	$1,250,717,970
Net Assets
Class B	$1,250,717,970
Capital Shares Outstanding*
Class B	190,546,349
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$6.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,216,671,591.
(b)	Identified cost of cash denominated in foreign currencies was $2,870,244.
Consolidated§ Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$4,159,318
Interest	43,864,480
Total investment income	48,023,798
Expenses
Management fees	7,902,889
Administration fees	85,603
Custodian and accounting fees	119,979
Distribution and service fees—Class B	3,084,537
Audit and tax services	106,115
Legal	63,084
Trustees’ fees and expenses	62,092
Shareholder reporting	33,665
Insurance	12,995
Miscellaneous	46,416
Total expenses	11,517,375
Less management fee waiver	(123,380)
Net expenses	11,393,995
Net Investment Income	36,629,803
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(27,260,705)
Futures contracts	145,889,812
Foreign currency transactions	3,547,901
Forward foreign currency transactions	(13,190,627)
Net realized gain (loss)	108,986,381
Net change in unrealized appreciation (depreciation) on:
Investments	56,872,255
Futures contracts	24,260,986
Foreign currency transactions	(956,615)
Forward foreign currency transactions	(450,132)
Net change in unrealized appreciation (depreciation)	79,726,494
Net realized and unrealized gain (loss)	188,712,875
Net Increase (Decrease) in Net Assets From Operations	$225,342,678

(a)	Net of foreign withholding taxes of $241,934.
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-372

Brighthouse Funds Trust I
PanAgora Global Diversified Risk Portfolio
Consolidated§ Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$36,629,803	$65,383,423
Net realized gain (loss)	108,986,381	99,128,157
Net change in unrealized appreciation (depreciation)	79,726,494	(82,413,229)
Increase (decrease) in net assets from operations	225,342,678	82,098,351
From Distributions to Shareholders
Class B	(127,511,120)	(6,897,695)
Total distributions	(127,511,120)	(6,897,695)
Increase (decrease) in net assets from capital share transactions	(87,291,251)	(795,536,627)
Total increase (decrease) in net assets	10,540,307	(720,335,971)
Net Assets
Beginning of period	1,240,177,663	1,960,513,634
End of period	$1,250,717,970	$1,240,177,663

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class B
Sales	772,987	$4,800,166	1,196,946	$7,264,035
Reinvestments	22,022,646	127,511,120	1,140,115	6,897,695
Redemptions	(35,313,307)	(219,602,537)	(132,367,255)	(809,698,357)
Net increase (decrease)	(12,517,674)	$(87,291,251)	(130,030,194)	$(795,536,627)
Increase (decrease) derived from capital shares transactions		$(87,291,251)		$(795,536,627)
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-373

Brighthouse Funds Trust I
PanAgora Global Diversified Risk Portfolio
Consolidated§ Financial Highlights
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$6.11	$5.89	$6.09	$11.58	$11.82
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.22	0.19	0.17	0.02
Net realized and unrealized gain (loss)	0.94	0.02	0.09	(2.79)	0.70
Total income (loss) from investment operations	1.12	0.24	0.28	(2.62)	0.72
Less Distributions
Distributions from net investment income	(0.67)	(0.02)	(0.48)	(2.29)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.58)	(0.96)
Total distributions	(0.67)	(0.02)	(0.48)	(2.87)	(0.96)
Net Asset Value, End of Period	$6.56	$6.11	$5.89	$6.09	$11.58
Total Return (%) (b)	19.84	4.11	4.71	(25.66)	6.39
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.92	0.91	0.91	1.07
Net ratio of expenses to average net assets (%) (c)	0.92	0.90	0.90	0.89	1.06
Ratio of net investment income (loss) to average net assets (%)	2.97	3.59	3.27	2.51	0.20
Portfolio turnover rate (%)	97	27	42	36	34
Net assets, end of period (in millions)	$1,250.7	$1,240.2	$1,960.5	$2,117.4	$252.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-374

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Schedule of Investments as of December 31, 2025
U.S. Treasury & Government Agencies—96.8% of Net Assets

Security Description	Principal Amount*	Value

U.S. Treasury — 96.8%
U.S. Treasury Bonds
4.875%, 08/15/45 (a) (b)	177,000	$178,715
U.S. Treasury Inflation-Indexed Bonds
0.125%, 02/15/51 (c) (d)	17,133,524	9,249,073
0.125%, 02/15/52 (c) (d)	8,415,360	4,446,551
0.250%, 02/15/50 (c) (d)	17,995,979	10,353,372
0.625%, 02/15/43 (c) (d)	15,425,462	11,474,430
0.750%, 02/15/42 (c) (d)	48,006,933	37,356,942
0.750%, 02/15/45 (c) (d)	28,545,922	20,803,613
0.875%, 02/15/47 (c) (d)	40,620,758	29,275,543
1.000%, 02/15/46 (c) (d)	52,468,826	39,539,171
1.375%, 02/15/44 (c) (d)	40,262,370	33,697,799
1.500%, 02/15/53 (c) (d)	8,647,103	6,739,700
1.750%, 01/15/28 (c) (d)	70,390,690	70,900,879
2.125%, 02/15/40 (c) (d)	13,894,381	13,749,484
2.125%, 02/15/41 (c) (d)	10,444,823	10,221,835
2.125%, 02/15/54 (c) (d)	10,389,470	9,331,637
2.375%, 01/15/27 (a) (b) (c)	613,491	618,376
2.375%, 02/15/55 (c) (d)	12,450,779	11,810,719
2.500%, 01/15/29 (c) (d)	21,599,566	22,292,251
3.375%, 04/15/32 (a) (c) (d)	3,552,796	3,921,211
3.625%, 04/15/28 (c) (d)	36,350,516	38,133,313
3.875%, 04/15/29 (c) (d)	40,217,141	43,316,133
U.S. Treasury Inflation-Indexed Notes
0.125%, 07/15/26 (c) (d)	14,438,410	14,353,861
0.125%, 10/15/26 (c) (d)	6,672,232	6,610,194
0.125%, 04/15/27 (c) (d) (e) (f)	11,181,083	10,977,929
0.125%, 01/15/30 (c) (d)	42,617,694	40,418,357
0.125%, 07/15/30 (c) (d)	29,860,041	28,178,379
0.125%, 01/15/31 (c) (d)	47,645,426	44,409,960
0.125%, 07/15/31 (c) (d)	18,646,272	17,275,610
0.125%, 01/15/32 (c) (d)	7,746,684	7,078,018
0.250%, 07/15/29 (c) (d)	37,819,781	36,435,129
0.375%, 01/15/27 (c) (d)	29,336,353	28,973,617
0.375%, 07/15/27 (c) (d)	29,913,724	29,564,393
0.500%, 01/15/28 (c) (d)	13,021,662	12,791,610
0.625%, 07/15/32 (c) (d)	170,516,245	159,960,331
0.750%, 07/15/28 (a) (c) (e) (f)	5,979,354	5,907,703
0.875%, 01/15/29 (c) (d)	16,899,464	16,636,512
1.125%, 10/15/30 (c) (d)	10,863,396	10,696,957
1.125%, 01/15/33 (c) (d)	43,472,744	41,710,366
1.250%, 04/15/28 (a) (c) (e)	6,729,728	6,702,219
1.375%, 07/15/33 (c) (d)	67,910,910	66,190,187
1.625%, 10/15/27 (c) (d)	97,733,048	98,464,210
1.625%, 10/15/29 (c) (d)	63,480,232	64,102,829
1.625%, 04/15/30 (c) (d)	54,776,520	55,045,065
1.750%, 01/15/34 (c) (d)	11,960,711	11,892,131
1.875%, 07/15/34 (c) (d)	46,751,111	46,934,987
1.875%, 07/15/35 (c) (d)	37,288,607	37,188,768
2.125%, 04/15/29 (c) (d)	14,411,167	14,714,869
2.125%, 01/15/35 (c) (d)	18,248,346	18,570,493
2.375%, 10/15/28 (c) (d)	28,999,698	29,862,559
Security Description	Principal Amount*	Value
U.S. Treasury—(Continued)
U.S. Treasury Notes
4.250%, 08/15/35 (b)	298,000	$300,142
Total U.S. Treasury & Government Agencies (Cost $1,528,675,886)		1,389,358,132

Agency Sponsored Mortgage-Backed Securities—18.6%
Agency Collateralized Mortgage Obligations — 3.0%
Federal Home Loan Mortgage Corp. REMICS
4.448%, SOFR30A + 0.464%, 01/15/47 (g)	983,252	963,160
4.673%, SOFR30A + 0.464%, 07/15/44 (g)	627,884	615,538
5.024%, SOFR30A + 1.150%, 08/25/55 (g)	1,229,021	1,233,885
Federal Home Loan Mortgage Corp. STRIPS
4.548%, SOFR30A + 0.564%, 09/15/42 (g)	925,226	913,670
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
4.106%, 1M TSFR + 0.374%, 08/25/31 (g)	7,072	7,056
5.229%, 12M MTA + 1.200%, 10/25/44 (g)	562,148	518,493
5.229%, 12M MTA + 1.200%, 02/25/45 (g)	171,945	167,628
Federal National Mortgage Association REMICS
4.109%, SOFR30A + 0.174%, 07/25/37 (g)	60,785	59,666
4.246%, SOFR30A + 0.174%, 12/25/36 (g)	8,723	8,569
4.336%, SOFR30A + 0.264%, 08/25/34 (g)	3,337	3,279
4.339%, SOFR30A + 0.464%, 07/25/37 (g)	1,237	1,224
4.369%, SOFR30A + 0.494%, 07/25/37 (g)	16,530	16,374
4.904%, SOFR30A + 1.030%, 06/25/55 (g)	6,731,864	6,777,183
5.054%, SOFR30A + 1.180%, 08/25/55 (g)	953,753	957,180
6.309%, 05/25/35 (g)	34,535	35,379
Federal National Mortgage Association Trust
4.339%, SOFR30A + 0.464%, 05/25/42 (g)	13,030	12,985
Government National Mortgage Association REMICS
4.698%, SOFR30A + 0.780%, 10/20/75 (g)	14,863,294	14,911,395
4.818%, SOFR30A + 0.900%, 10/20/72 (g)	2,330,128	2,342,070
4.927%, 12M TSFR + 0.865%, 08/20/68 (g)	1,885,149	1,896,726
4.944%, 1M TSFR + 0.944%, 08/20/66 (g)	47,658	47,859
5.018%, SOFR30A + 1.100%, 05/20/73 (g)	953,921	971,179
5.268%, SOFR30A + 1.350%, 07/20/55 (g)	9,223,810	9,306,577
5.592%, 12M TSFR + 1.465%, 04/20/67 (g)	760,954	769,979
		42,537,054
Agency Mortgage-Backed Securities — 15.6%
Federal Home Loan Mortgage Corp.
4.500%, 08/01/52	322,022	315,683
4.500%, 09/01/52	93,998	92,197
4.500%, 08/01/53	7,726,014	7,560,357
4.500%, 10/01/53	980,147	958,082
5.991%, 1Y H15 + 2.225%, 01/01/34 (g)	8,077	8,294
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.920%, 01/25/26	1,129,127	1,126,098
Federal National Mortgage Association
3.000%, 05/01/52	320,385	283,942
4.000%, 10/01/48	355,670	342,436
4.000%, 04/01/49	125,224	119,947
4.000%, 03/01/50	154,140	147,170
4.000%, 08/01/50	212,864	204,450
See accompanying notes to financial statements.
BHFTI-375

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Agency Mortgage-Backed Securities—(Continued)
Federal National Mortgage Association
4.000%, 02/01/52	472,452	$450,846
4.500%, 09/01/52	439,110	430,422
5.277%, 12M MTA + 1.200%, 07/01/44 (g)	1,903	1,911
5.277%, 12M MTA + 1.200%, 09/01/44 (g)	5,450	5,506
6.346%, 1Y H15 + 2.360%, 11/01/34 (g)	70,880	74,242
Government National Mortgage Association
3.500%, 05/20/52	23,724,342	21,851,797
Government National Mortgage Association, TBA
3.500%, TBA (h)	21,900,000	19,925,565
Uniform Mortgage-Backed Security, TBA
4.500%, TBA (h)	98,900,000	96,494,523
6.000%, TBA (h)	48,100,000	49,357,408
6.500%, TBA (h)	24,000,000	24,946,461
		224,697,337
Total Agency Sponsored Mortgage-Backed Securities (Cost $265,487,331)		267,234,391

Asset-Backed Securities—7.1%
Asset-Backed - Home Equity — 1.0%
ACE Securities Corp. Home Equity Loan Trust
4.246%, 1M TSFR + 0.514%, 03/25/37 (g)	419,114	170,731
4.896%, 1M TSFR + 1.164%, 12/25/33 (g)	714,977	728,732
Asset-Backed Securities Corp. Home Equity Loan Trust
4.671%, 1M TSFR + 0.939%, 04/25/34 (g)	999,271	1,074,695
Citigroup Mortgage Loan Trust, Inc.
4.026%, 1M TSFR + 0.294%, 03/25/37 (g)	690,671	611,215
4.136%, 1M TSFR + 0.404%, 09/25/36 (144A) (g)	510,687	500,360
4.536%, 1M TSFR + 0.804%, 10/25/35 (g)	3,700,000	3,493,884
First NLC Trust
3.916%, 1M TSFR + 0.184%, 08/25/37 (144A) (g)	707,774	356,109
GSAA Trust
6.720%, 03/25/46 (i)	253,786	130,833
Home Equity Asset Trust
4.521%, 1M TSFR + 0.789%, 02/25/36 (g)	901,496	890,288
4.701%, 1M TSFR + 0.969%, 08/25/34 (g)	153,256	152,610
HSI Asset Securitization Corp. Trust
3.946%, 1M TSFR + 0.214%, 10/25/36 (g)	3,776	1,329
MASTR Asset-Backed Securities Trust
4.596%, 1M TSFR + 0.864%, 10/25/35 (g)	80,035	79,298
Morgan Stanley ABS Capital I, Inc. Trust
4.506%, 1M TSFR + 0.774%, 01/25/35 (g)	365,409	359,258
4.521%, 1M TSFR + 0.789%, 09/25/35 (g)	852,362	825,337
New Century Home Equity Loan Trust
4.611%, 1M TSFR + 0.879%, 02/25/35 (g)	258,591	254,592
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
4.281%, 1M TSFR + 0.549%, 03/25/36 (g)	194,203	194,072
Residential Asset Securities Corporation Trust
4.306%, 1M TSFR + 0.344%, 06/25/36 (g)	2,344,260	2,326,068
Soundview Home Loan Trust
4.026%, 1M TSFR + 0.294%, 07/25/37 (g)	242,874	223,370
4.046%, 1M TSFR + 0.314%, 06/25/37 (g)	1,640,980	1,135,743
		13,508,524
Security Description	Principal Amount*	Value

Asset-Backed - Other — 6.0%
522 Funding CLO Ltd.
5.186%, 3M TSFR + 1.302%, 10/20/31 (144A) (g)	196,835	$196,873
AlbaCore Euro CLO IV DAC
2.999%, 3M EURIBOR + 0.990%, 07/15/35 (144A) (EUR) (g)	999,913	1,174,541
Arbor Realty Commercial Real Estate Notes Ltd.
5.434%, SOFR30A + 1.450%, 01/15/37 (144A) (g)	1,050,255	1,050,255
ARES XLIV CLO Ltd.
5.035%, 3M TSFR + 1.130%, 04/15/34 (144A) (g)	700,000	699,553
Argent Securities Trust
4.166%, 1M TSFR + 0.434%, 05/25/36 (g)	214,212	50,831
Bain Capital Credit CLO Ltd.
4.925%, 3M TSFR + 1.060%, 07/24/34 (144A) (g)	3,200,000	3,193,392
Barings Euro CLO DAC
3.006%, 3M EURIBOR + 0.980%, 10/15/34 (144A) (EUR) (g)	3,300,000	3,868,437
BDS LLC
5.531%, 1M TSFR + 1.800%, 03/19/39 (144A) (g)	938,183	938,150
BlueMountain CLO XXII Ltd.
5.246%, 3M TSFR + 1.342%, 07/15/31 (144A) (g)	123,655	123,689
Bosphorus CLO VI DAC
2.897%, 3M EURIBOR + 0.850%, 05/25/34 (144A) (EUR) (g)	6,672,987	7,832,355
Capital Four U.S. CLO II Ltd.
5.784%, 3M TSFR + 1.900%, 01/20/37 (144A) (g)	900,000	900,289
Carlyle Global Market Strategies Euro CLO Ltd.
2.814%, 3M EURIBOR + 0.750%, 11/15/31 (144A) (EUR) (g)	196,580	230,907
Cedar Funding V CLO Ltd.
5.243%, 3M TSFR + 1.362%, 07/17/31 (144A) (g)	362,192	362,176
CIFC European Funding CLO III DAC
3.059%, 3M EURIBOR + 1.050%, 01/15/34 (144A) (EUR) (g)	800,000	940,569
CIFC Funding Ltd.
5.077%, 3M TSFR + 1.212%, 10/24/30 (144A) (g)	389,077	389,137
CIT Mortgage Loan Trust
5.346%, 1M TSFR + 2.364%, 10/25/37 (144A) (g)	2,806,789	2,849,864
Countrywide Asset-Backed Certificates Trust
4.036%, 1M TSFR + 0.304%, 11/25/37 (g)	3,553,920	3,423,056
4.586%, 1M TSFR + 0.854%, 08/25/47 (g)	15,322	15,153
Credit-Based Asset Servicing & Securitization LLC
4.226%, 1M TSFR + 0.234%, 07/25/37 (144A) (g)	54,193	36,283
4.326%, 1M TSFR + 0.334%, 07/25/37 (144A) (g)	1,080,067	723,018
CSAB Mortgage-Backed Trust
6.220%, 09/25/36 (i)	356,388	96,405
CVC Cordatus Loan Fund XXI DAC
2.995%, 3M EURIBOR + 0.960%, 09/22/34 (144A) (EUR) (g)	1,700,000	1,996,288
CVC Cordatus Opportunity Loan Fund-R DAC
2.904%, 3M EURIBOR + 0.840%, 08/15/33 (144A) (EUR) (g)	1,585,254	1,857,510
Dryden 35 Euro CLO DAC
2.996%, 3M EURIBOR + 0.980%, 01/17/33 (144A) (EUR) (g)	407,179	478,346
Dryden 44 Euro CLO DAC
2.906%, 3M EURIBOR + 0.880%, 04/15/34 (144A) (EUR) (g)	1,241,980	1,456,147
See accompanying notes to financial statements.
BHFTI-376

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Schedule of Investments as of December 31, 2025
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Dryden 52 Euro CLO DAC
2.924%, 3M EURIBOR + 0.860%, 05/15/34 (144A) (EUR) (g)	531,092	$624,209
Dryden 54 Senior Loan Fund
5.034%, 3M TSFR + 1.150%, 10/19/29 (144A) (g)	327,642	327,545
Dryden 60 CLO Ltd.
5.216%, 3M TSFR + 1.312%, 07/15/31 (144A) (g)	211,385	211,399
Dryden 64 CLO Ltd.
5.116%, 3M TSFR + 1.232%, 04/18/31 (144A) (g)	236,868	236,957
Dryden 86 CLO Ltd.
5.012%, 3M TSFR + 1.130%, 07/17/34 (144A) (g)	1,500,000	1,501,836
Dryden 95 CLO Ltd.
4.929%, 3M TSFR + 1.040%, 08/20/34 (144A) (g)	2,500,000	2,498,218
Dunedin Park CLO DAC
3.031%, 3M EURIBOR + 0.980%, 11/20/34 (144A) (EUR) (g)	1,000,000	1,175,271
Elevation CLO Ltd.
4.988%, 3M TSFR + 1.130%, 07/25/34 (144A) (g)	700,000	700,113
Ellington Loan Acquisition Trust
4.946%, 1M TSFR + 1.214%, 05/25/37 (144A) (g)	676,210	664,174
First Franklin Mortgage Loan Trust
3.966%, 1M TSFR + 0.234%, 12/25/36 (g)	7,021,607	6,406,644
4.156%, 1M TSFR + 0.424%, 07/25/36 (g)	1,096,416	1,070,213
Gallatin CLO VIII Ltd.
5.256%, 3M TSFR + 1.352%, 07/15/31 (144A) (g)	224,755	224,885
GSAMP Trust
4.581%, 1M TSFR + 0.849%, 09/25/35 (g)	55,019	54,655
Henley CLO VII DAC
3.055%, 3M EURIBOR + 0.990%, 04/25/34 (144A) (EUR) (g)	1,061,510	1,248,551
Jamestown CLO XVIII Ltd.
5.128%, 3M TSFR + 1.270%, 07/25/35 (144A) (g)	600,000	599,094
JP Morgan Mortgage Acquisition Trust
4.266%, 1M TSFR + 0.534%, 10/25/36 (g)	11,548	11,532
KKR CLO 11 Ltd.
5.346%, 3M TSFR + 1.442%, 01/15/31 (144A) (g)	80,004	80,029
LCM Loan Income Fund I Ltd.
5.176%, 3M TSFR + 1.292%, 04/20/31 (144A) (g)	439,783	439,802
LoanCore Issuer Ltd.
5.493%, SOFR30A + 1.550%, 01/17/37 (144A) (g)	607,088	607,135
Long Beach Mortgage Loan Trust
4.086%, 1M TSFR + 0.354%, 08/25/36 (g)	793,645	313,574
Madison Park Euro Funding IX DAC
2.906%, 3M EURIBOR + 0.880%, 07/15/35 (144A) (EUR) (g)	700,000	822,703
Madison Park Funding XXXIX Ltd.
5.107%, 3M TSFR + 1.250%, 10/22/34 (144A) (g)	300,000	299,178
Man Euro CLO DAC
3.776%, 3M EURIBOR + 1.750%, 10/15/36 (144A) (EUR) (g)	7,100,000	8,352,322
Man GLG Euro CLO V DAC
2.790%, 3M EURIBOR + 0.690%, 12/15/31 (144A) (EUR) (g)	531,083	622,987
Marble Point CLO XXII Ltd.
5.078%, 3M TSFR + 1.220%, 07/25/34 (144A) (g)	1,600,000	1,600,880
MF1 LLC
5.881%, 1M TSFR + 2.150%, 06/19/37 (144A) (g)	1,489,205	1,489,903
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
MF1 Ltd.
4.929%, 1M TSFR + 1.194%, 10/16/36 (144A) (g)	172,015	$171,961
Morgan Stanley ABS Capital I, Inc. Trust
4.821%, 1M TSFR + 1.089%, 07/25/34 (g)	35,336	38,038
4.896%, 1M TSFR + 1.164%, 06/25/35 (g)	1,232,000	1,161,083
Morgan Stanley IXIS Real Estate Capital Trust
3.896%, 1M TSFR + 0.164%, 11/25/36 (g)	485	158
Northwoods Capital XII-B Ltd.
4.913%, 3M TSFR + 1.190%, 06/15/31 (144A) (g)	316,567	316,205
Octagon Investment Partners 18-R Ltd.
5.115%, 3M TSFR + 1.222%, 04/16/31 (144A) (g)	80,527	80,505
OZLM XXIV Ltd.
5.306%, 3M TSFR + 1.422%, 07/20/32 (144A) (g)	98,048	98,048
Palmer Square European Loan Funding DAC
3.034%, 3M EURIBOR + 0.970%, 08/15/33 (144A) (EUR) (g)	737,819	867,135
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.581%, 1M TSFR + 0.849%, 09/25/35 (g)	39,902	39,349
4.896%, 1M TSFR + 1.164%, 10/25/34 (g)	907,269	900,468
Pikes Peak CLO 4
5.115%, 3M TSFR + 1.210%, 07/15/34 (144A) (g)	4,300,000	4,304,244
Providus CLO IV DAC
2.824%, 3M EURIBOR + 0.820%, 04/20/34 (144A) (EUR) (g)	2,900,000	3,406,400
Regatta XVI Funding Ltd.
5.105%, 3M TSFR + 1.200%, 01/15/33 (144A) (g)	259,492	259,903
Rockford Tower Europe CLO DAC
3.326%, 3M EURIBOR + 1.260%, 08/29/36 (144A) (EUR) (g)	1,500,000	1,762,104
Romark CLO Ltd.
5.151%, 3M TSFR + 1.292%, 10/23/30 (144A) (g)	36,595	36,598
Saranac CLO VI Ltd.
5.125%, 3M TSFR + 1.402%, 08/13/31 (144A) (g)	188,388	188,458
Saxon Asset Securities Trust
4.156%, 1M TSFR + 0.424%, 09/25/37 (g)	315,847	306,749
Securitized Asset-Backed Receivables LLC Trust
4.146%, 1M TSFR + 0.414%, 07/25/36 (g)	257,944	97,621
4.166%, 1M TSFR + 0.434%, 07/25/36 (g)	2,906,679	940,807
Silver Rock CLO II Ltd.
4.924%, 3M TSFR + 1.040%, 01/20/35 (144A) (g)	1,100,000	1,098,738
Sound Point CLO IX Ltd.
5.356%, 3M TSFR + 1.472%, 07/20/32 (144A) (g)	839,509	839,745
Soundview Home Loan Trust
3.966%, 1M TSFR + 0.234%, 11/25/36 (144A) (g)	37,705	10,039
St. Paul's CLO X DAC
2.815%, 3M EURIBOR + 0.800%, 04/22/35 (144A) (EUR) (g)	793,876	928,787
TRTX Issuer Ltd.
5.386%, 1M TSFR + 1.650%, 02/15/39 (144A) (g)	473,806	473,803
U.S. Small Business Administration
5.510%, 11/01/27	99,317	100,158
Venture 33 CLO Ltd.
5.226%, 3M TSFR + 1.322%, 07/15/31 (144A) (g)	58,125	58,123
Venture 44 CLO Ltd.
5.024%, 3M TSFR + 1.140%, 10/20/34 (144A) (g)	500,000	497,651
See accompanying notes to financial statements.
BHFTI-377

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Schedule of Investments as of December 31, 2025
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Vibrant CLO XI Ltd.
5.266%, 3M TSFR + 1.382%, 07/20/32 (144A) (g)	235,699	$235,623
		86,285,534
Asset-Backed - Student Loan — 0.1%
SLM Student Loan Trust
5.125%, SOFR90A + 0.812%, 10/25/64 (144A) (g)	1,449,216	1,438,838
Total Asset-Backed Securities (Cost $97,893,495)		101,232,896

Foreign Government—4.9%
Sovereign — 4.9%
Canada Government Real Return Bonds
4.250%, 12/01/26 (CAD) (c)	9,033,552	6,794,234
French Republic Government Bonds OAT
0.100%, 03/01/26 (144A) (EUR) (c)	19,028,420	22,274,070
0.100%, 07/25/31 (144A) (EUR) (c)	1,967,264	2,188,337
0.100%, 07/25/38 (144A) (EUR) (c)	120,723	113,986
Italy Buoni Poliennali Del Tesoro
0.400%, 05/15/30 (144A) (EUR) (c)	2,368,673	2,709,007
1.800%, 05/15/36 (144A) (EUR) (c)	937,899	1,101,553
Japan Government CPI-Linked Bonds
0.005%, 03/10/34 (JPY) (c)	52,572,500	328,790
0.005%, 03/10/35 (JPY) (c)	1,030,957,500	6,415,550
0.100%, 03/10/28 (JPY) (c)	1,769,155,740	11,480,888
0.100%, 03/10/29 (JPY) (c)	2,617,368,490	16,967,713
Mexico Government International Bonds
5.850%, 07/02/32	400,000	410,964
6.625%, 01/29/38	300,000	313,050
Total Foreign Government (Cost $73,485,549)		71,098,142

Non-Agency Mortgage-Backed Securities—1.4%
Collateralized Mortgage Obligations — 1.3%
Alternative Loan Trust
4.206%, 1M TSFR + 0.474%, 05/25/47 (g)	91,754	85,280
Banc of America Funding Trust
5.798%, 02/20/36 (g)	81,772	78,060
Banc of America Mortgage Trust
5.066%, 09/25/35 (g)	16,691	14,891
5.316%, 06/25/35 (g)	16,636	15,233
Bear Stearns ALT-A Trust
4.166%, 1M TSFR + 0.434%, 02/25/34 (g)	32,357	30,754
4.791%, 09/25/35 (g)	354,909	188,645
Bear Stearns ARM Trust
4.783%, 03/25/35 (g)	81,856	75,138
Chase Mortgage Finance Trust
6.010%, 02/25/37 (g)	12,699	12,359
CHL Mortgage Pass-Through Trust
4.426%, 1M TSFR + 0.694%, 04/25/35 (g)	183,979	177,513
6.000%, 03/25/37	765,884	329,387
Citigroup Mortgage Loan Trust, Inc.
4.607%, 03/25/37 (g)	1,035,518	896,243
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Citigroup Mortgage Loan Trust, Inc.
6.123%, 08/25/35 (g)	341	$345
6.490%, 1Y H15 + 2.400%, 05/25/35 (g)	708	718
Countrywide Alternative Loan Trust
4.028%, 1M TSFR + 0.294%, 02/20/47 (g)	330,302	270,660
4.086%, 1M TSFR + 0.354%, 06/25/36 (g)	819,001	789,628
4.406%, 1M TSFR + 0.674%, 12/25/35 (g)	12,690	12,074
5.000%, 07/25/35	104,243	55,239
5.500%, 06/25/25	300,677	240,203
6.000%, 03/25/37	3,025,479	1,001,264
6.000%, 04/25/37	413,161	344,082
CSMC Trust
3.297%, 11/30/37 (144A) (g)	1,815,315	1,674,184
4.129%, 10/26/36 (144A) (g)	31,522	28,606
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust
3.946%, 1M TSFR + 0.214%, 10/25/36 (g)	7,086	5,923
6.369%, 10/25/36 (i)	123,777	108,145
6.386%, 10/25/36 (i)	123,777	108,144
Eurosail-U.K. PLC
4.851%, SONIA + 1.069%, 06/13/45 (GBP) (g)	261,224	351,853
First Horizon Alternative Mortgage Securities Trust
5.695%, 06/25/34 (g)	37,070	37,002
GreenPoint Mortgage Funding Trust
4.206%, 1M TSFR + 0.474%, 09/25/46 (g)	223,095	210,281
4.386%, 1M TSFR + 0.654%, 11/25/45 (g)	47,038	45,286
GreenPoint MTA Trust
4.286%, 1M TSFR + 0.554%, 06/25/45 (g)	56,051	50,523
GSR Mortgage Loan Trust
4.242%, 05/25/35 (g)	97,694	72,019
4.467%, 11/25/35 (g)	86,664	73,216
4.951%, 09/25/35 (g)	29,030	27,798
5.224%, 12/25/34 (g)	114,620	107,461
6.449%, 01/25/35 (g)	19,575	18,656
HarborView Mortgage Loan Trust
4.226%, 1M TSFR + 0.494%, 09/19/37 (g)	13,003	11,436
4.286%, 1M TSFR + 0.554%, 05/19/35 (g)	21,134	20,600
4.406%, 1M TSFR + 0.674%, 02/19/36 (g)	65,293	26,906
4.748%, 1M TSFR + 1.014%, 06/20/35 (g)	109,344	102,770
IndyMac INDA Mortgage Loan Trust
5.052%, 11/25/35 (g)	13,922	16,336
JP Morgan Mortgage Trust
4.051%, 07/27/37 (144A) (g)	179,365	167,009
5.099%, 08/25/35 (g)	51,926	46,025
5.192%, 07/25/35 (g)	25,582	24,546
5.193%, 09/25/35 (g)	7,234	6,825
5.555%, 02/25/35 (g)	30,346	29,565
6.022%, 08/25/35 (g)	37,912	36,110
6.230%, 07/25/35 (g)	6,910	6,899
Lehman XS Trust
4.386%, 1M TSFR + 0.654%, 12/25/35 (g)	48,848	46,478
6.146%, 1M TSFR + 2.414%, 12/25/37 (g)	1,544,661	1,564,431
MASTR Adjustable Rate Mortgages Trust
5.088%, 12/25/33 (g)	11,355	10,569
5.633%, 11/21/34 (g)	21,663	21,509
See accompanying notes to financial statements.
BHFTI-378

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Schedule of Investments as of December 31, 2025
Non-Agency Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
4.565%, 1M TSFR + 0.814%, 11/15/31 (g)	19,155	$18,625
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
4.305%, 1M TSFR + 0.554%, 12/15/30 (g)	2,935	2,875
Mill City Mortgage Loan Trust
2.750%, 08/25/59 (144A) (g)	247,465	241,497
New Residential Mortgage Loan Trust
2.750%, 07/25/59 (144A) (g)	2,466,910	2,391,524
Opteum Mortgage Acceptance Corp. Asset-Backed Pass- Through Certificates
4.896%, 1M TSFR + 1.164%, 04/25/35 (g)	979,099	978,019
RALI Trust
4.146%, 1M TSFR + 0.414%, 08/25/35 (g)	38,750	26,681
5.007%, 10/25/37 (g)	520,385	413,161
5.389%, 12M MTA + 1.360%, 09/25/45 (g)	33,100	28,722
Reperforming Loan Trust REMICS
4.186%, 1M TSFR + 0.454%, 06/25/35 (144A) (g)	14,417	14,012
Residential Asset Securitization Trust
6.500%, 09/25/36	270,208	76,965
Sequoia Mortgage Trust
4.248%, 1M TSFR + 0.514%, 07/20/36 (g)	122,627	106,183
4.546%, 1M TSFR + 0.814%, 10/19/26 (g)	6,333	6,279
Structured Adjustable Rate Mortgage Loan Trust
5.429%, 12M MTA + 1.400%, 01/25/35 (g)	34,909	32,420
6.298%, 02/25/34 (g)	15,348	14,832
Structured Asset Mortgage Investments II Trust
4.226%, 1M TSFR + 0.494%, 06/25/36 (g)	8,253	8,227
4.266%, 1M TSFR + 0.534%, 05/25/36 (g)	11,782	8,340
4.346%, 1M TSFR + 0.614%, 07/19/35 (g)	36,085	35,090
4.506%, 1M TSFR + 0.774%, 10/19/34 (g)	11,902	11,528
TBW Mortgage-Backed Trust
6.515%, 07/25/37 (i)	125,766	46,025
Towd Point Mortgage Trust
4.846%, 1M TSFR + 1.114%, 10/25/59 (144A) (g)	365,216	365,483
Wachovia Mortgage Loan Trust LLC
4.306%, 1M TSFR + 0.574%, 01/25/37 (g)	1,366,915	470,342
WaMu Mortgage Pass-Through Certificates Trust
3.878%, 12M MTA + 0.810%, 12/25/46 (g)	23,830	21,289
4.002%, 11/25/36 (g)	2,762,396	2,487,017
4.697%, 12/25/35 (g)	19,834	18,394
4.799%, 12M MTA + 0.770%, 05/25/47 (g)	128,228	114,551
5.029%, 12M MTA + 1.000%, 02/25/46 (g)	45,321	41,953
5.029%, 12M MTA + 1.000%, 08/25/46 (g)	1,228,925	1,140,115
5.077%, 12M MTA + 1.048%, 07/25/46 (g)	228,655	211,876
5.229%, 12M MTA + 1.200%, 11/25/42 (g)	3,511	3,401
5.529%, 12M MTA + 1.500%, 11/25/46 (g)	86,476	78,094
Wells Fargo Mortgage-Backed Securities Trust
6.064%, 04/25/36 (g)	21,177	20,968
		19,109,315
Commercial Mortgage-Backed Securities — 0.1%
ACRES LLC
5.354%, 1M TSFR + 1.619%, 08/18/40 (144A) (g)	500,000	501,207
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
JP Morgan Chase Commercial Mortgage Securities Trust
5.248%, 1M TSFR + 1.497%, 12/15/31 (144A) (g)	551,299	$549,861
		1,051,068
Total Non-Agency Mortgage-Backed Securities (Cost $22,136,096)		20,160,383

Corporate Bonds & Notes—0.9%
Banks — 0.2%
Bank of America Corp.
5.875%, 3M TSFR + 3.193%, 03/15/28 (g)	1,570,000	1,596,850
Nykredit Realkredit AS
1.500%, 10/01/52 (DKK)	282,803	34,651
1.500%, 10/01/53 (DKK)	497,809	52,472
2.500%, 10/01/47 (DKK)	4,803	700
UBS Group AG
0.650%, 1Y EUR Swap + 0.770%, 01/14/28 (EUR) (g)	100,000	115,267
1.000%, 1Y EUR Swap + 1.050%, 06/24/27 (EUR) (g)	100,000	116,745
2.125%, 1Y UKG + 1.550%, 11/15/29 (GBP) (g)	100,000	126,558
7.000%, 1Y UKG + 4.200%, 09/30/27 (GBP) (g)	100,000	137,494
		2,180,737
Diversified Financial Services — 0.2%
Avolon Holdings Funding Ltd.
2.528%, 11/18/27 (144A)	51,000	49,443
Credicorp Capital Sociedad Titulizadora SA
9.700%, 03/05/45 (144A) (PEN)	900,000	281,827
Jyske Realkredit AS
0.500%, 10/01/43 (DKK)	48,909	6,320
1.500%, 10/01/53 (DKK)	1,729,684	209,788
2.000%, 10/01/53 (DKK)	7,260,220	854,533
2.500%, 10/01/47 (DKK)	3,155	457
Nordea Kredit Realkreditaktieselskab
1.500%, 10/01/53 (DKK)	2,559,410	278,100
2.000%, 10/01/53 (DKK)	4,299,311	505,654
2.000%, 10/01/53 (144A) (DKK)	698,666	91,845
2.500%, 10/01/47 (DKK)	820	120
Realkredit Danmark AS
1.500%, 10/01/53 (DKK)	3,995,832	504,603
2.000%, 10/01/53 (DKK)	563,001	66,487
2.500%, 04/01/47 (DKK)	7,689	1,120
		2,850,297
Internet — 0.5%
Beignet Investor LLC
6.581%, 05/30/49 (144A)	7,400,000	7,818,064
Software — 0.0%
VMware LLC
3.900%, 08/21/27	300,000	300,112
Total Corporate Bonds & Notes (Cost $13,344,913)		13,149,210
See accompanying notes to financial statements.
BHFTI-379

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Schedule of Investments as of December 31, 2025
Convertible Preferred Stocks—0.1%

Security Description	Shares/ Principal Amount*	Value

Banks — 0.1%
Wells Fargo & Co.- Series L, 7.500% (Cost $900,000)	900	$1,090,800

Short-Term Investments—1.9%
Repurchase Agreement—1.9%
JPMorgan Securities LLC
Repurchase Agreement dated 12/31/25 at 3.930%, due on 01/02/26, with a maturity value of $26,705,830; collateralized by U.S. Treasury Note at 4.125%, maturing at 10/31/26, with a market value of $27,050,767	26,700,000	26,700,000
Total Short-Term Investments (Cost $26,700,000)		26,700,000
Total Investments—131.7% (Cost $2,028,623,270)		1,890,023,954
Other assets and liabilities (net)—(31.7)%		(455,039,816)
Net Assets—100.0%		$1,434,984,138

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was pledged as collateral against open OTC derivative contracts. As of December 31, 2025, the market value of securities pledged was $2,433,203.
(b)	All or a portion of the security was pledged as collateral against open secured borrowing transactions. As of December 31, 2025, the market value of securities pledged was $406,551.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of this security has been transferred in a secured borrowing transaction.
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2025, the market value of securities pledged was $10,237,595.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2025, the market value of securities pledged was $5,657,666.
(g)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(h)
TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

(i)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$116,115,862, which is 8.1% of net assets.

Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$3,633,704,792	$37,315,310	$3 ,612,787,915	$134,126,835
Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended ended December 31, 2025 were as follows:
Purchases	Sales
$3,098,658,436	$3,107,597,136
The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the Master Securities Forward Transaction Agreement ("MSFTA") and net of the related collateral pledged or received by the Portfolio as of December 31, 2025:
Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged/ (Received)(b)	Net Amount(c)
Barclays Bank PLC	$(1,641,909,100)	$1,630,097,990	$406,551	$(11,404,559)
BNP Paribas S.A	(12,016,792)	11,810,719	—	(206,073)
Morgan Stanley Capital Services LLC	(10,022,457)	9,903,654	—	(118,803)
Total	$(1,663,948,349)	$1,651,812,363	$406,551	$(11,729,435)

(a)	Represents market value of borrowings as of December 31, 2025.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)
Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

See accompanying notes to financial statements.
BHFTI-380

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Schedule of Investments as of December 31, 2025
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(1,663,948,349)	$—	$—	$(1,663,948,349)
Total Borrowings	$—	$(1,663,948,349)	$—	$—	$(1,663,948,349)
Gross amount of recognized liabilities for secured borrowings transactions					$(1,663,948,349)
Investments in Derivative Instruments
Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,559,000	UBSA	01/14/26	USD	1,045,933	$(5,464)
BRL	94,020,270	GSBU	03/03/26	USD	17,045,009	(110,566)
CHF	71,724	GSBU	01/14/26	USD	89,462	1,166
CNH	6,008,975	BBP	01/05/26	USD	860,000	1,403
CNH	1,223,330	BNP	01/05/26	USD	175,000	368
CNH	7,698,000	BNP	01/21/26	USD	1,093,093	11,473
CNH	6,024,000	CBNA	01/21/26	USD	863,403	965
CNH	8,421,000	CBNA	01/21/26	USD	1,205,709	2,599
CNH	9,474,000	GSBU	01/21/26	USD	1,343,954	15,447
CNH	1,188,572	JPMC	01/05/26	USD	170,000	385
CNH	6,263,000	JPMC	01/21/26	USD	891,914	6,748
CNH	6,249,000	JPMC	01/21/26	USD	889,233	7,421
CNH	9,699,003	WBC	01/06/26	USD	1,390,000	379
DKK	4,815,000	BBP	01/14/26	USD	756,308	1,688
EUR	753,000	BOA	01/14/26	USD	888,868	(3,565)
GBP	6,095,318	SG	01/14/26	USD	7,982,703	233,412
ILS	545,000	BNP	01/15/26	USD	170,363	765
ILS	3,765,766	DBAG	01/15/26	USD	1,180,343	2,091
INR	18,703,772	BNP	01/30/26	USD	206,594	1,084
INR	5,855,818	BNP	02/02/26	USD	65,000	6
INR	188,221,913	CBNA	01/30/26	USD	2,116,327	(26,396)
INR	174,014,128	CBNA	01/30/26	USD	1,953,459	(21,284)
INR	175,988,470	CBNA	01/30/26	USD	1,975,279	(21,182)
INR	129,696,333	CBNA	01/30/26	USD	1,456,215	(16,125)
INR	90,378,586	CBNA	01/30/26	USD	1,013,747	(10,224)
INR	52,913,667	CBNA	01/30/26	USD	593,825	(6,295)
INR	30,506,346	CBNA	01/30/26	USD	335,917	2,811
INR	219,388,384	CBNA	01/30/26	USD	2,428,582	7,408
INR	179,257,354	DBAG	01/30/26	USD	2,014,286	(23,893)
INR	142,390,585	DBAG	01/30/26	USD	1,597,489	(16,448)
INR	29,807,580	GSBU	01/30/26	USD	330,000	970
INR	20,796,019	GSBU	01/30/26	USD	229,481	1,429
INR	28,824,640	GSBU	02/02/26	USD	320,000	(16)
INR	47,772,610	GSBU	02/02/26	USD	530,000	326
INR	129,114,497	JPMC	01/30/26	USD	1,449,845	(16,216)
INR	6,309,310	JPMC	02/02/26	USD	70,000	40
JPY	216,300,000	BOA	01/14/26	USD	1,399,649	(17,757)
KRW	1,747,158,847	DBAG	01/08/26	USD	1,189,393	23,557
KRW	2,861,978,008	DBAG	01/08/26	USD	1,947,547	39,357
KRW	214,412,372	JPMC	01/08/26	USD	149,427	(573)
MXN	25,609,000	BOA	02/23/26	USD	1,381,323	34,014
MXN	38,336,000	BOA	02/24/26	USD	2,073,065	45,445
See accompanying notes to financial statements.
BHFTI-381

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Schedule of Investments as of December 31, 2025
Forward Foreign Currency Exchange Contracts — (Continued)
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
MXN	28,713,000	BOA	03/09/26	USD	1,566,068	$18,593
MXN	32,094,000	BBP	03/18/26	USD	1,733,139	36,510
MXN	109,673,907	DBAG	01/29/26	USD	5,905,591	170,851
MXN	15,133,000	GSBU	03/02/26	USD	815,764	20,009
MXN	16,080,000	GSBU	04/10/26	USD	872,405	12,169
MXN	12,764,000	GSBU	04/13/26	USD	690,733	11,203
MXN	21,474,000	GSBU	04/15/26	USD	1,165,130	15,552
MXN	8,584,746	JPMC	02/27/26	USD	462,443	11,822
MXN	5,856,468	JPMC	04/09/26	USD	318,148	4,055
MXN	2,656	SG	03/18/26	USD	142	5
MXN	8,505,980	UBSA	02/27/26	USD	458,363	11,551
PLN	622,881	BOA	01/16/26	USD	169,991	3,504
PLN	1,492,000	BOA	01/16/26	USD	409,785	5,791
PLN	1,713,000	BOA	01/16/26	USD	467,621	9,512
PLN	11,720,087	BBP	01/23/26	USD	3,217,108	47,184
PLN	1,060,000	BNP	01/16/26	USD	294,511	737
PLN	3,621,177	BNP	01/16/26	USD	1,005,804	2,825
PLN	1,165,960	BNP	01/16/26	USD	318,977	5,785
PLN	1,060,988	BNP	01/16/26	USD	288,163	7,360
PLN	754,000	CBNA	01/16/26	USD	209,844	173
PLN	1,499,000	GSBU	01/16/26	USD	410,539	6,987
PLN	2,022,303	GSBU	01/16/26	USD	552,268	11,017
PLN	8,885,033	GSBU	01/23/26	USD	2,431,817	42,853
PLN	636,959	JPMC	01/16/26	USD	173,342	4,074
PLN	6,473,754	JPMC	01/23/26	USD	1,753,032	50,046
PLN	3,622,740	UBSA	01/22/26	USD	1,009,205	(188)
PLN	6,094,767	UBSA	01/23/26	USD	1,663,251	34,271
SGD	24,251	GSBU	01/14/26	USD	18,761	117
THB	12,165	CBNA	01/21/26	USD	376	10
THB	2,841	GSBU	01/21/26	USD	89	1
THB	8,297,883	GSBU	01/21/26	USD	260,605	3,023
THB	11,278,383	GSBU	01/21/26	USD	348,258	10,062
TRY	332,045,700	BNP	01/14/26	USD	7,368,314	315,002
TWD	35,858,031	BNP	01/20/26	USD	1,140,000	2,430
TWD	18,068,373	BNP	01/20/26	USD	570,959	4,696
TWD	37,026,299	BNP	01/20/26	USD	1,169,041	10,610
TWD	19,679,238	BNP	01/22/26	USD	630,516	(3,457)
TWD	27,039,321	BNP	01/30/26	USD	860,000	2,034
TWD	26,958,835	BNP	02/02/26	USD	860,000	(362)
TWD	5,479,454	BNP	02/02/26	USD	175,000	(276)
TWD	5,329,279	BNP	02/02/26	USD	170,000	(65)
TWD	43,658,976	BNP	02/05/26	USD	1,390,000	2,431
TWD	40,724,242	CBNA	01/22/26	USD	1,304,428	(6,791)
TWD	25,241,220	GSBU	01/12/26	USD	810,000	(6,242)
TWD	18,236,940	GSBU	01/20/26	USD	580,000	1,026
ZAR	9,506,813	BOA	01/26/26	USD	570,305	2,945
ZAR	1,262,902	BBP	01/26/26	USD	72,907	3,245
ZAR	13,400,217	BNP	01/26/26	USD	805,810	2,208
ZAR	9,079,510	BNP	01/26/26	USD	542,564	4,920
ZAR	3,605,000	CBNA	01/26/26	USD	212,009	5,368
ZAR	8,908,154	CBNA	01/26/26	USD	530,699	6,453
ZAR	9,059,630	DBAG	01/22/26	USD	538,882	7,566
ZAR	2,250,584	DBAG	01/26/26	USD	129,165	6,543
ZAR	1,160,446	GSBU	01/26/26	USD	67,310	2,664
ZAR	1,986,311	JPMC	01/26/26	USD	115,750	4,023
ZAR	2,204,589	UBSA	01/26/26	USD	126,761	6,173
See accompanying notes to financial statements.
BHFTI-382

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Schedule of Investments as of December 31, 2025
Forward Foreign Currency Exchange Contracts — (Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	9,600,211	BNP	01/14/26	USD	6,240,272	$(166,866)
AUD	8,827,789	JPMC	01/14/26	USD	5,768,801	(122,825)
BRL	4,105,494	GSBU	02/03/26	USD	745,139	1,575
BRL	97,409	GSBU	03/03/26	USD	17,706	161
CAD	25,986,755	CBNA	01/14/26	USD	18,462,403	(481,245)
CAD	29,488	CBNA	01/14/26	USD	20,962	(534)
CHF	206,000	BOA	01/14/26	USD	258,966	(1,328)
CHF	207,000	BOA	01/14/26	USD	260,954	(604)
CHF	297,426	BNP	01/14/26	USD	370,938	(4,879)
CHF	260,000	BNP	01/14/26	USD	330,163	1,637
CHF	1,261,000	JPMC	01/14/26	USD	1,576,485	(16,867)
CHF	295,766	UBSA	01/14/26	USD	368,390	(5,328)
CNH	20,222,999	BNP	01/21/26	USD	2,869,752	(31,995)
CNH	13,968,816	GSBU	01/21/26	USD	1,985,307	(19,042)
CNH	29,102,731	JPMC	01/21/26	USD	4,130,449	(45,428)
CNH	29,064,718	JPMC	01/21/26	USD	4,128,687	(41,736)
DKK	21,980,340	BBP	01/14/26	USD	3,410,928	(49,305)
EUR	18,486,000	GSBU	01/14/26	USD	21,605,917	(128,097)
EUR	41,221,539	SG	01/14/26	USD	47,724,649	(739,568)
GBP	561,000	BNP	01/14/26	USD	758,656	2,462
GBP	597,000	JPMC	01/14/26	USD	802,092	(2,627)
IDR	4,929,820,046	BNP	01/22/26	USD	294,724	(869)
ILS	2,565,807	BOA	02/19/26	USD	805,338	(390)
ILS	1,019,373	BBP	02/19/26	USD	316,429	(3,680)
ILS	1,570,000	BNP	01/15/26	USD	486,985	(5,988)
ILS	1,854,268	BNP	01/15/26	USD	584,103	1,871
ILS	2,385,242	CBNA	01/15/26	USD	729,026	(19,929)
ILS	997,000	CBNA	01/15/26	USD	310,674	(2,380)
ILS	1,705,500	DBAG	01/22/26	USD	530,194	(5,320)
ILS	3,764,810	DBAG	02/19/26	USD	1,180,343	(1,902)
ILS	1,310,663	GSBU	01/15/26	USD	405,665	(5,877)
ILS	3,706,418	GSBU	02/19/26	USD	1,150,353	(13,555)
ILS	3,170,331	JPMC	01/15/26	USD	973,958	(21,512)
ILS	2,364,126	JPMC	01/15/26	USD	721,320	(21,005)
ILS	2,120,985	JPMC	01/15/26	USD	649,957	(16,023)
ILS	2,139,709	JPMC	01/15/26	USD	656,476	(15,383)
ILS	2,139,329	JPMC	01/15/26	USD	665,022	(6,718)
INR	5,447,868	BOA	01/20/26	USD	60,000	(536)
INR	17,102,090	GSBU	01/08/26	USD	190,000	(224)
INR	45,986,700	GSBU	01/12/26	USD	510,000	(1,308)
INR	3,652,720	GSBU	01/20/26	USD	40,000	(589)
INR	1,826,660	GSBU	01/20/26	USD	20,000	(298)
INR	61,012,166	JPMC	01/30/26	USD	685,345	7,893
JPY	141,400,000	BOA	01/14/26	USD	909,258	5,885
JPY	267,800,000	BNP	01/14/26	USD	1,733,081	22,167
JPY	42,100,000	JPMC	01/14/26	USD	269,602	634
JPY	139,000,000	JPMC	01/14/26	USD	896,052	8,012
JPY	2,065,836,283	MSIP	01/14/26	USD	13,267,953	69,787
JPY	3,044,975,383	SG	01/14/26	USD	19,469,289	15,622
KRW	253,722,054	BOA	01/08/26	USD	173,490	(2,654)
KRW	355,045,296	BOA	01/08/26	USD	244,931	(1,556)
KRW	82,479,981	BOA	01/08/26	USD	56,524	(737)
KRW	1,596,714,739	DBAG	01/08/26	USD	1,090,749	(17,756)
KRW	214,131,001	JPMC	02/13/26	USD	149,427	570
KRW	2,535,467,615	SG	01/08/26	USD	1,733,027	(27,199)
MXN	509,371	JPMC	01/30/26	USD	27,387	(832)
See accompanying notes to financial statements.
BHFTI-383

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Schedule of Investments as of December 31, 2025
Forward Foreign Currency Exchange Contracts — (Continued)
Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
NOK	4,602,128	BNP	01/14/26	USD	452,778	$(3,830)
NOK	3,355,477	MSIP	01/14/26	USD	329,744	(3,176)
NZD	3,305,295	BNP	01/14/26	USD	1,878,161	(25,478)
NZD	1,331,000	BNP	01/14/26	USD	768,562	1,990
NZD	1,330,000	BNP	01/14/26	USD	768,689	2,693
NZD	3,085,291	CBNA	01/14/26	USD	1,771,832	(5,099)
NZD	1,057,000	CBNA	01/14/26	USD	611,757	2,992
NZD	934,000	GSBU	01/14/26	USD	541,094	3,170
NZD	1,001,000	JPMC	01/14/26	USD	581,766	5,254
PLN	2,593,469	BOA	01/16/26	USD	709,185	(13,190)
PLN	3,395,815	BNP	01/16/26	USD	930,794	(15,063)
PLN	2,592,686	CBNA	01/16/26	USD	710,208	(11,949)
PLN	16,765	CBNA	01/16/26	USD	4,571	(99)
PLN	5,107,676	JPMC	01/16/26	USD	1,391,112	(31,560)
PLN	1,090,000	JPMC	01/16/26	USD	299,958	(3,647)
SGD	22,534,538	SG	01/14/26	USD	17,394,270	(147,825)
THB	8,754,789	BOA	01/21/26	USD	270,335	(7,810)
TWD	60,514,613	BOA	01/22/26	USD	1,984,411	56,173
TWD	21,616,585	BNP	01/22/26	USD	711,540	22,749
TWD	21,664,439	BNP	01/22/26	USD	715,116	24,800
TWD	29,804,575	BNP	01/22/26	USD	976,175	26,482
TWD	25,607,442	BNP	01/22/26	USD	844,155	28,199
TWD	43,297,444	BNP	01/22/26	USD	1,430,233	50,603
TWD	27,076,080	BNP	03/18/26	USD	871,847	6,019
TWD	27,545,575	CBNA	01/22/26	USD	913,103	35,391
TWD	47,008,902	CBNA	01/22/26	USD	1,534,734	36,842
TWD	44,487,692	CBNA	01/22/26	USD	1,458,852	41,296
TWD	44,479,648	CBNA	01/22/26	USD	1,463,753	46,453
TWD	62,040,393	CBNA	01/22/26	USD	2,047,335	70,480
TWD	29,428,206	CBNA	03/18/26	USD	945,485	4,441
TWD	5,955,550	GSBU	01/08/26	USD	190,000	414
ZAR	9,077,101	BNP	01/22/26	USD	542,564	(4,937)
Net Unrealized Depreciation						$(644,079)
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-BTP Futures	03/06/26	189	EUR	22,714,020	$(101,709)
Euro-Buxl 30 Year Bond Futures	03/06/26	3	EUR	330,360	(6,208)
Euro-Schatz Futures	03/06/26	347	EUR	37,056,130	(60,550)
U.S. Treasury Note Ultra 10 Year Futures	03/20/26	1,373	USD	157,916,453	(880,213)
U.S. Treasury Ultra Long Bond Futures	03/20/26	945	USD	111,510,000	(1,935,640)

Futures Contracts—Short
Euro-Bobl Futures	03/06/26	(10)	EUR	(1,161,600)	10,495
Euro-Bund Futures	03/06/26	(101)	EUR	(12,884,570)	208,390
Euro-OAT Futures	03/06/26	(427)	EUR	(51,491,930)	617,710
Japanese Government 10 Year Bond Futures	03/13/26	(9)	JPY	(1,191,690,000)	51,250
U.S. Treasury Long Bond Futures	03/20/26	(1,782)	USD	(205,988,062)	1,667,985
U.S. Treasury Note 2 Year Futures	03/31/26	(1,529)	USD	(319,238,476)	(184,061)
U.S. Treasury Note 5 Year Futures	03/31/26	(382)	USD	(41,754,391)	97,166
See accompanying notes to financial statements.
BHFTI-384

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Schedule of Investments as of December 31, 2025
Futures Contracts — (Continued)
Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/20/26	(211)	USD	(23,724,312)	$193,807
Net Unrealized Depreciation					$(321,578)
Written Options
Interest Rate Swaptions	Strike Rate	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 2 Yr. IRS	2.350%	6M EURIBOR	Receive	01/07/27	GSBU	(20,500,000)	EUR	(20,500,000)	$(186,049)	$(69,362)	$116,687
Call - OTC - 2 Yr. IRS	2.440%	6M EURIBOR	Receive	01/25/27	BBP	(5,400,000)	EUR	(5,400,000)	(48,032)	(21,978)	26,054
Call - OTC - 2 Yr. IRS	2.500%	6M EURIBOR	Receive	01/14/27	GSBU	(33,900,000)	EUR	(33,900,000)	(310,822)	(165,879)	144,943
Put - OTC - 2 Yr. IRS	2.350%	6M EURIBOR	Pay	01/07/27	GSBU	(20,500,000)	EUR	(20,500,000)	(186,049)	(135,406)	50,643
Put - OTC - 2 Yr. IRS	2.440%	6M EURIBOR	Pay	01/25/27	BBP	(5,400,000)	EUR	(5,400,000)	(48,033)	(29,911)	18,122
Put - OTC - 2 Yr. IRS	2.500%	6M EURIBOR	Pay	01/14/27	GSBU	(33,900,000)	EUR	(33,900,000)	(310,822)	(165,293)	145,529
Totals									$(1,089,807)	$(587,829)	$501,978

Inflation Capped Options	Initial Index	Exercise Index	Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Cap - CPALEMU Index	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/35	GSBU	(8,700,000)	EUR	(8,700,000)	$(382,245)	$(69,354)	$312,891
Centrally Cleared Interest Rate Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPURNSA	Maturity	1.760%	Maturity	11/04/29	USD	24,500,000	$(4,211,428)	$(17,107)	$(4,194,321)
Pay	12M CPURNSA	Maturity	1.954%	Maturity	06/03/29	USD	8,650,000	(1,313,895)	—	(1,313,895)
Pay	12M CPURNSA	Maturity	1.998%	Maturity	07/25/29	USD	21,500,000	(3,117,370)	3,600	(3,120,970)
Pay	12M CPURNSA	Maturity	2.335%	Maturity	02/05/28	USD	13,090,000	(1,454,101)	28,402	(1,482,503)
Pay	12M CPURNSA	Maturity	2.370%	Maturity	06/06/28	USD	6,400,000	(673,588)	(1,137)	(672,451)
Pay	12M CPURNSA	Maturity	2.700%	Maturity	01/14/26	USD	12,700,000	(24,896)	—	(24,896)
Pay	12M CPURNSA	Maturity	2.820%	Maturity	02/05/26	USD	5,600,000	4,886	—	4,886
Pay	12M CPURNSA	Maturity	2.842%	Maturity	02/13/26	USD	5,900,000	6,749	—	6,749
Pay	12M CPURNSA	Maturity	3.043%	Maturity	02/21/26	USD	7,600,000	24,242	—	24,242
Pay	12M CPURNSA	Maturity	3.300%	Maturity	06/04/26	USD	7,300,000	40,485	—	40,485
Pay	12M CPURNSA	Maturity	3.323%	Maturity	04/23/26	USD	6,200,000	50,038	—	50,038
Pay	12M CPURNSA	Maturity	3.434%	Maturity	08/27/26	USD	14,900,000	97,868	—	97,868
Pay	12M CPURNSA	Maturity	3.435%	Maturity	08/01/26	USD	14,900,000	88,048	—	88,048
Pay	12M FRCPXT	Maturity	1.410%	Maturity	11/15/39	EUR	600,000	(88,045)	—	(88,045)
Pay	12M FRCPXT	Maturity	1.910%	Maturity	01/15/38	EUR	350,000	(6,008)	2,830	(8,838)
Pay	12M HICP	Maturity	1.380%	Maturity	03/15/31	EUR	7,040,000	(1,474,658)	(65,195)	(1,409,463)
Pay	12M HICP	Maturity	2.421%	Maturity	05/15/52	EUR	650,000	11,827	—	11,827
Pay	12M HICP	Maturity	2.488%	Maturity	05/15/37	EUR	60,000	734	121	613
Pay	12M HICP	Maturity	2.550%	Maturity	04/15/52	EUR	400,000	21,288	512	20,776
Pay	12M HICP	Maturity	2.580%	Maturity	03/15/52	EUR	1,000,000	53,518	717	52,801
Pay	12M HICP	Maturity	2.590%	Maturity	03/15/52	EUR	1,400,000	79,483	(36,516)	115,999
Pay	12M HICP	Maturity	2.590%	Maturity	12/15/52	EUR	2,300,000	265,985	—	265,985
Pay	12M HICP	Maturity	2.682%	Maturity	10/15/53	EUR	1,100,000	169,473	—	169,473
Pay	12M HICP	Maturity	2.700%	Maturity	04/15/53	EUR	3,100,000	492,478	20,720	471,758
Pay	12M HICP	Maturity	2.736%	Maturity	10/15/53	EUR	1,600,000	274,265	14,422	259,843
Pay	12M HICP	Maturity	2.763%	Maturity	09/15/53	EUR	800,000	144,338	5,914	138,424
See accompanying notes to financial statements.
BHFTI-385

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Schedule of Investments as of December 31, 2025
Centrally Cleared Interest Rate Swap Contracts — (Continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SONIA	Annually	3.750%	Annually	03/18/31	GBP	25,300,000	$131,242	$109,548	$21,694
Pay	12M SONIA	Annually	3.750%	Annually	09/17/30	GBP	54,900,000	348,637	(251,316)	599,953
Pay	12M UKRPI	Maturity	3.466%	Maturity	09/15/34	GBP	3,000,000	138,742	—	138,742
Pay	12M UKRPI	Maturity	3.500%	Maturity	08/15/34	GBP	7,200,000	365,201	40,811	324,390
Pay	3M SOFR	Semi-Annually	2.340%	Semi-Annually	11/21/28	USD	65,930,000	(2,312,794)	—	(2,312,794)
Pay	6M EURIBOR	Annually	2.750%	Annually	03/18/36	EUR	70,970,000	(1,482,878)	(74,504)	(1,408,374)
Pay	6M EURIBOR	Annually	2.879%	Annually	08/15/32	EUR	21,800,000	278,062	—	278,062
Receive	12M CPURNSA	Maturity	1.798%	Maturity	08/25/27	USD	9,300,000	1,608,607	—	1,608,607
Receive	12M CPURNSA	Maturity	1.890%	Maturity	08/27/27	USD	12,300,000	2,039,542	—	2,039,542
Receive	12M CPURNSA	Maturity	2.311%	Maturity	02/24/31	USD	21,200,000	2,523,999	9,782	2,514,217
Receive	12M CPURNSA	Maturity	2.314%	Maturity	02/26/26	USD	10,200,000	1,252,476	—	1,252,476
Receive	12M CPURNSA	Maturity	2.419%	Maturity	03/05/26	USD	13,000,000	1,519,534	—	1,519,534
Receive	12M CPURNSA	Maturity	2.573%	Maturity	08/26/28	USD	1,900,000	144,297	—	144,297
Receive	12M CPURNSA	Maturity	2.645%	Maturity	09/10/28	USD	2,400,000	161,989	—	161,989
Receive	12M CPURNSA	Maturity	2.703%	Maturity	05/25/26	USD	7,090,000	687,817	—	687,817
Receive	12M CPURNSA	Maturity	2.768%	Maturity	05/13/26	USD	11,300,000	1,071,825	—	1,071,825
Receive	12M CPURNSA	Maturity	2.813%	Maturity	05/14/26	USD	4,600,000	424,263	—	424,263
Receive	12M HICP	Maturity	1.636%	Maturity	06/15/27	EUR	18,000,000	35,752	—	35,752
Receive	12M HICP	Maturity	2.034%	Maturity	09/15/34	EUR	6,700,000	(101,509)	(19,088)	(82,421)
Receive	12M HICP	Maturity	2.049%	Maturity	08/15/34	EUR	9,900,000	(169,359)	(3,756)	(165,603)
Receive	12M HICP	Maturity	3.000%	Maturity	05/15/27	EUR	2,000,000	33,871	1,000	32,871
Receive	12M HICP	Maturity	3.130%	Maturity	05/15/27	EUR	1,400,000	11,965	—	11,965
Receive	12M SOFR	Annually	2.865%	Annually	02/13/54	USD	25,800,000	5,645,336	478,721	5,166,615
Receive	12M SOFR	Annually	3.250%	Annually	06/18/34	USD	4,750,000	158,533	198,701	(40,168)
Receive	12M SOFR	Annually	3.290%	Annually	05/31/30	USD	28,788,000	126,454	18,600	107,854
Receive	12M SOFR	Annually	3.375%	Annually	05/31/30	USD	37,792,700	42,419	36,670	5,749
Receive	12M SOFR	Annually	3.500%	Annually	06/20/54	USD	9,700,000	1,088,447	245,221	843,226
Receive	12M SOFR	Annually	3.640%	Annually	08/15/35	USD	400,000	4,359	800	3,559
Receive	12M SOFR	Annually	3.700%	Annually	08/15/35	USD	400,000	2,471	(352)	2,823
Receive	12M SOFR	Annually	3.715%	Annually	08/15/35	USD	756,000	3,779	1,896	1,883
Receive	12M SOFR	Annually	3.750%	Annually	05/15/32	USD	29,367,000	(310,643)	(27,790)	(282,853)
Receive	12M SOFR	Annually	4.010%	Annually	11/15/53	USD	15,300,000	439,385	213,752	225,633
Receive	12M SOFR	Annually	4.075%	Annually	11/15/53	USD	13,891,100	251,352	103,247	148,105
Receive	12M TONA	Annually	0.500%	Annually	12/15/31	JPY	1,469,000,000	570,981	4,481	566,500
Receive	12M TONA	Annually	0.550%	Annually	09/14/28	JPY	1,420,000,000	172,828	(9,132)	181,960
Receive	12M UKRPI	Maturity	3.365%	Maturity	09/15/27	GBP	6,300,000	(85,745)	—	(85,745)
Receive	3M SOFR	Semi-Annually	2.237%	Semi-Annually	11/21/53	USD	13,560,000	4,987,069	—	4,987,069
Receive	6M EURIBOR	Annually	0.190%	Annually	11/04/52	EUR	6,700,000	4,414,753	—	4,414,753
Receive	6M EURIBOR	Annually	0.195%	Annually	11/04/52	EUR	7,000,000	4,604,899	—	4,604,899
Receive	6M EURIBOR	Annually	0.197%	Annually	11/08/52	EUR	12,200,000	8,022,000	—	8,022,000
Receive	6M EURIBOR	Annually	1.830%	Annually	09/17/27	EUR	18,700,000	147,055	—	147,055
Receive	6M EURIBOR	Annually	3.000%	Annually	03/18/56	EUR	10,560,000	616,885	(136,941)	753,826
Receive	6M TONA	Semi-Annually	0.300%	Semi-Annually	03/20/28	JPY	426,780,000	56,337	(1,313)	57,650
Receive	6M TONA	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	788,000,000	71,821	(3,228)	75,049
Totals								$29,203,772	$893,093	$28,310,679
OTC Total Return Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Pay	SOFR	Maturity	01/15/26	MSCS	U.S. Treasury Inflation-Indexed Notes	USD	20,000,000	$(52,748)	$—	$(52,748)
Pay	SOFR	Maturity	01/15/26	MSCS	U.S. Treasury Inflation-Indexed Notes	USD	30,000,000	(242,404)	—	(242,404)
Pay	SOFR	Maturity	01/15/26	MSCS	U.S. Treasury Inflation-Indexed Notes	USD	50,000,000	(381,309)	—	(381,309)
Pay	SOFR	Maturity	01/15/26	MSCS	U.S. Treasury Inflation-Indexed Notes	USD	60,000,000	(204,547)	—	(204,547)
See accompanying notes to financial statements.
BHFTI-386

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Schedule of Investments as of December 31, 2025
OTC Total Return Swap Contracts — (Continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Pay	SOFR	Maturity	01/15/26	MSCS	U.S. Treasury Inflation-Indexed Notes	USD	40,000,000	$(168,842)	$—	$(168,842)
Pay	SOFR	Maturity	01/15/26	MSCS	U.S. Treasury Inflation-Indexed Notes	USD	20,000,000	(52,631)	—	(52,631)
Totals								$(1,102,481)	$—	$(1,102,481)

(1)	There were no upfront premiums paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$1,995,463	Unrealized depreciation on forward foreign currency exchange contracts	$2,639,542
Interest Rate			OTC swap contracts at market value	1,102,481
	Unrealized appreciation on centrally cleared swap contracts (a) (b)	45,004,019	Unrealized depreciation on centrally cleared swap contracts (a) (b)	16,693,340
	Unrealized appreciation on futures contracts (b) (c)	2,846,803	Unrealized depreciation on futures contracts (b) (c)	3,168,381
			Written options at value	657,183
Total		$49,846,285		$24,260,927

(a)
Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and
Liabilities.

(b)	Financial instrument not subject to a master netting agreement.
(c)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2025.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America NA	$181,862	$(50,127)	$(70,000)	$61,735
Barclays Bank PLC	90,030	(90,030)	—	—
BNP Paribas SA	566,406	(264,065)	(260,000)	42,341
Citibank NA	263,682	(263,682)	—	—
Deutsche Bank AG	249,965	(65,319)	—	184,646
Goldman Sachs Bank USA	161,341	(161,341)	—	—
JPMorgan Chase Bank NA	110,977	(110,977)	—	—
Morgan Stanley & Co. International PLC	69,787	(3,176)	(66,611)	—
Societe Generale Paris	249,039	(249,039)	—	—
UBS AG	51,995	(10,980)	—	41,015
Westpac Banking Corp.	379	—	—	379
	$1,995,463	$(1,268,736)	$(396,611)	$330,116
See accompanying notes to financial statements.
BHFTI-387

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Schedule of Investments as of December 31, 2025
The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2025.
Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America NA	$50,127	$(50,127)	$—	$—
Barclays Bank PLC	104,874	(90,030)	—	14,844
BNP Paribas SA	264,065	(264,065)	—	—
Citibank NA	629,532	(263,682)	(287,205)	78,645
Deutsche Bank AG	65,319	(65,319)	—	—
Goldman Sachs Bank USA	891,108	(161,341)	—	729,767
JPMorgan Chase Bank NA	362,952	(110,977)	(251,975)	—
Morgan Stanley & Co. International PLC	3,176	(3,176)	—	—
Morgan Stanley Capital Services LLC	1,102,481	—	(972,045)	130,436
Societe Generale Paris	914,592	(249,039)	(665,553)	—
UBS AG	10,980	(10,980)	—	—
	$4,399,206	$(1,268,736)	$(2,176,778)	$953,692

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(8,072,190)	$(8,072,190)
Futures contracts	(3,504,520)	—	(3,504,520)
Swap contracts	4,788,883	—	4,788,883
Written options	685,857	—	685,857
	$1,970,220	$(8,072,190)	$(6,101,970)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(5,296,162)	$(5,296,162)
Futures contracts	(2,526,733)	—	(2,526,733)
Swap contracts	19,131,903	—	19,131,903
Written options	95,477	—	95,477
	$16,700,647	$(5,296,162)	$11,404,485
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$591,899,954
Futures contracts long	478,568,708
Futures contracts short	(882,237,344)
Swap contracts	1,287,296,583
Written options	(186,068,484)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
See accompanying notes to financial statements.
BHFTI-388

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,389,358,132	$—	$1,389,358,132
Total Agency Sponsored Mortgage-Backed Securities*	—	267,234,391	—	267,234,391
Total Asset-Backed Securities*	—	101,232,896	—	101,232,896
Total Foreign Government*	—	71,098,142	—	71,098,142
Total Non-Agency Mortgage-Backed Securities*	—	20,160,383	—	20,160,383
Total Corporate Bonds & Notes*	—	13,149,210	—	13,149,210
Total Convertible Preferred Stocks*	1,090,800	—	—	1,090,800
Total Short-Term Investments*	—	26,700,000	—	26,700,000
Total Investments	$1,090,800	$1,888,933,154	$—	$1,890,023,954
Secured Borrowings (Liability)	$—	$(1,663,948,349)	$—	$(1,663,948,349)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,995,463	$—	$1,995,463
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,639,542)	—	(2,639,542)
Total Forward Contracts	$—	$(644,079)	$—	$(644,079)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,846,803	$—	$—	$2,846,803
Futures Contracts (Unrealized Depreciation)	(3,168,381)	—	—	(3,168,381)
Total Futures Contracts	$(321,578)	$—	$—	$(321,578)
Total Written Options at Value*	$—	$(657,183)	$—	$(657,183)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$45,004,019	$—	$45,004,019
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(16,693,340)	—	(16,693,340)
Total Centrally Cleared Swap Contracts	$—	$28,310,679	$—	$28,310,679
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(1,102,481)	$—	$(1,102,481)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-389

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a)	$1,890,023,954
Cash	4,995,969
Cash denominated in foreign currencies (b)	3,307,064
Cash collateral for centrally cleared swaps	1,090,000
Unrealized appreciation on forward foreign currency exchange contracts	1,995,463
Unrealized appreciation on unfunded commitments (c)	301,053
Receivable for:
Investments sold	1,390,131,328
TBA securities sold	249,633,938
Premiums on written options	1,375,987
Fund shares sold	207,787
Principal paydowns	299
Interest	6,916,211
Deferred dollar roll income	717,651
Variation margin on futures contracts	366,155
Variation margin on centrally cleared swap contracts	1,594,396
Prepaid expenses	5,233
Total Assets	3,552,662,488
Liabilities
Written options at value (d)	657,183
Secured borrowings	1,663,948,349
OTC swap contracts at market value	1,102,481
Cash collateral (e)	1,817,000
Unrealized depreciation on forward foreign currency exchange contracts	2,639,542
Payable for:
Investments purchased	5,620,488
TBA securities purchased	439,780,054
Fund shares redeemed	586,023
Accrued Expenses:
Management fees	590,756
Distribution and service fees	159,983
Deferred trustees’ fees	250,956
Other expenses	525,535
Total Liabilities	2,117,678,350
Commitments and contingent liabilities (c)	—
Net Assets	$1,434,984,138
Net Assets Consist of:
Paid in surplus	$1,602,949,443
Distributable earnings (Accumulated losses)	(167,965,305)
Net Assets	$1,434,984,138
Net Assets
Class A	$679,005,397
Class B	740,922,402
Class E	15,056,339
Capital Shares Outstanding*
Class A	65,920,498
Class B	72,791,801
Class E	1,473,401
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.30
Class B	10.18
Class E	10.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,028,623,270.
(b)	Identified cost of cash denominated in foreign currencies was $8,202,239.
(c)	See Note 8 of the Notes to Financial Statements.
(d)	Premiums received on written options were $1,472,052.
(e)	Includes collateral of $1,210,000 for OTC derivative contracts and $607,000 for TBA securities.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends	$67,500
Interest (a)	78,883,354
Total investment income	78,950,854
Expenses
Management fees	7,233,469
Administration fees	89,456
Custodian and accounting fees	160,796
Distribution and service fees—Class B	1,902,884
Distribution and service fees—Class E	22,985
Interest expense	8,808,465
Audit and tax services	149,412
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	72,767
Insurance	13,103
Miscellaneous	26,713
Total expenses	18,590,635
Less management fee waiver	(131,020)
Net expenses	18,459,615
Net Investment Income	60,491,239
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(9,563,465)
Futures contracts	(3,504,520)
Written options	685,857
Swap contracts	4,788,883
Foreign currency transactions	(7,607,698)
Forward foreign currency transactions	(8,072,190)
Net realized gain (loss)	(23,273,133)
Net change in unrealized appreciation (depreciation) on:
Investments	63,986,538
Unfunded commitments	301,053
Futures contracts	(2,526,733)
Written options	95,477
Swap contracts	19,131,903
Foreign currency transactions	(673,867)
Forward foreign currency transactions	(5,296,162)
Net change in unrealized appreciation (depreciation)	75,018,209
Net realized and unrealized gain (loss)	51,745,076
Net Increase (Decrease) in Net Assets From Operations	$112,236,315

(a)	Net of foreign withholding taxes of $412.
See accompanying notes to financial statements.
BHFTI-390

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$60,491,239	$62,988,214
Net realized gain (loss)	(23,273,133)	(3,644,700)
Net change in unrealized appreciation (depreciation)	75,018,209	(20,996,512)
Increase (decrease) in net assets from operations	112,236,315	38,347,002
From Distributions to Shareholders
Class A	(14,021,075)	0
Class B	(13,142,741)	0
Class E	(291,407)	0
Total distributions	(27,455,223)	0
Increase (decrease) in net assets from capital share transactions	(157,203,676)	(208,415,868)
Total increase (decrease) in net assets	(72,422,584)	(170,068,866)
Net Assets
Beginning of period	1,507,406,722	1,677,475,588
End of period	$1,434,984,138	$1,507,406,722

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	2,256,130	$22,757,420	1,890,582	$18,105,259
Reinvestments	1,417,702	14,021,075	0	0
Redemptions	(11,084,946)	(111,896,809)	(16,698,403)	(161,343,342)
Net increase (decrease)	(7,411,114)	$(75,118,314)	(14,807,821)	$(143,238,083)
Class B
Sales	3,376,676	$33,650,112	4,646,463	$44,222,266
Reinvestments	1,343,839	13,142,741	0	0
Redemptions	(12,854,273)	(128,486,298)	(11,051,391)	(106,180,439)
Net increase (decrease)	(8,133,758)	$(81,693,445)	(6,404,928)	$(61,958,173)
Class E
Sales	341,543	$3,424,290	86,893	$832,558
Reinvestments	29,705	291,407	0	0
Redemptions	(407,136)	(4,107,614)	(423,671)	(4,052,170)
Net increase (decrease)	(35,888)	$(391,917)	(336,778)	$(3,219,612)
Increase (decrease) derived from capital shares transactions		$(157,203,676)		$(208,415,868)
See accompanying notes to financial statements.
BHFTI-391

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.74	$9.50	$9.38	$11.35	$10.85
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.43	0.39	0.38	0.76	0.54
Net realized and unrealized gain (loss)	0.34	(0.15)	(0.03)	(2.05)	0.06
Total income (loss) from investment operations	0.77	0.24	0.35	(1.29)	0.60
Less Distributions
Distributions from net investment income	(0.13)	0.00	(0.23)	(0.68)	(0.10)
Distributions from net realized capital gains	(0.08)	0.00	0.00	0.00	0.00
Distributions from return of capital	0.00	0.00	(0.00) (b)	0.00	0.00
Total distributions	(0.21)	0.00	(0.23)	(0.68)	(0.10)
Net Asset Value, End of Period	$10.30	$9.74	$9.50	$9.38	$11.35
Total Return (%) (c)	7.93	2.53	3.74	(11.60)	5.61
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	0.81	0.68	0.77	0.53
Gross ratio of expenses to average net assets excluding interest expense (%)	0.53	0.53	0.52	0.52	0.51
Net ratio of expenses to average net assets (%) (d) (e)	1.12	0.80	0.67	0.75	0.52
Net ratio of expenses to average net assets excluding interest expense (%) (d) (e)	0.52	0.52	0.52	0.51	0.49
Ratio of net investment income (loss) to average net assets (%)	4.23	4.01	4.05	7.44	4.93
Portfolio turnover rate (%)	204 (f)	228 (f)	120 (f)	65 (f)	129 (f)
Net assets, end of period (in millions)	$679.0	$714.1	$837.7	$940.2	$1,258.3

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.62	$9.42	$9.29	$11.25	$10.75
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.40	0.36	0.35	0.73	0.51
Net realized and unrealized gain (loss)	0.34	(0.16)	(0.02)	(2.04)	0.07
Total income (loss) from investment operations	0.74	0.20	0.33	(1.31)	0.58
Less Distributions
Distributions from net investment income	(0.10)	0.00	(0.20)	(0.65)	(0.08)
Distributions from net realized capital gains	(0.08)	0.00	0.00	0.00	0.00
Distributions from return of capital	0.00	0.00	(0.00) (b)	0.00	0.00
Total distributions	(0.18)	0.00	(0.20)	(0.65)	(0.08)
Net Asset Value, End of Period	$10.18	$9.62	$9.42	$9.29	$11.25
Total Return (%) (c)	7.74	2.12	3.59	(11.88)	5.42
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.38	1.06	0.93	1.02	0.78
Gross ratio of expenses to average net assets excluding interest expense (%)	0.78	0.78	0.77	0.77	0.76
Net ratio of expenses to average net assets (%) (d) (e)	1.37	1.05	0.92	1.00	0.77
Net ratio of expenses to average net assets excluding interest expense (%) (d) (e)	0.77	0.77	0.77	0.76	0.74
Ratio of net investment income (loss) to average net assets (%)	3.98	3.76	3.81	7.20	4.69
Portfolio turnover rate (%)	204 (f)	228 (f)	120 (f)	65 (f)	129 (f)
Net assets, end of period (in millions)	$740.9	$778.8	$822.3	$853.3	$1,111.1
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTI-392

Brighthouse Funds Trust I
PIMCO Inflation Protected Bond Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.66	$9.44	$9.32	$11.28	$10.78
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.41	0.37	0.36	0.74	0.52
Net realized and unrealized gain (loss)	0.34	(0.15)	(0.03)	(2.03)	0.07
Total income (loss) from investment operations	0.75	0.22	0.33	(1.29)	0.59
Less Distributions
Distributions from net investment income	(0.11)	0.00	(0.21)	(0.67)	(0.09)
Distributions from net realized capital gains	(0.08)	0.00	0.00	0.00	0.00
Distributions from return of capital	0.00	0.00	(0.00) (b)	0.00	0.00
Total distributions	(0.19)	0.00	(0.21)	(0.67)	(0.09)
Net Asset Value, End of Period	$10.22	$9.66	$9.44	$9.32	$11.28
Total Return (%) (c)	7.84	2.33	3.59	(11.73)	5.49
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.28	0.96	0.83	0.92	0.68
Gross ratio of expenses to average net assets excluding interest expense (%)	0.68	0.68	0.67	0.67	0.66
Net ratio of expenses to average net assets (%) (d) (e)	1.27	0.95	0.82	0.90	0.67
Net ratio of expenses to average net assets excluding interest expense (%) (d) (e)	0.67	0.67	0.67	0.66	0.64
Ratio of net investment income (loss) to average net assets (%)	4.10	3.84	3.91	7.30	4.74
Portfolio turnover rate (%)	204 (f)	228 (f)	120 (f)	65 (f)	129 (f)
Net assets, end of period (in millions)	$15.1	$14.6	$17.4	$20.1	$24.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2025  through 2021 (see Note 6 of the Notes to
Financial Statements).

(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 35%, 23%, 28%, 23%, and 36% for the years ended December 31, 2025,
2024, 2023, 2022, and 2021, respectively.

See accompanying notes to financial statements.
BHFTI-393

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—44.3% of Net Assets

Security Description	Principal Amount*	Value

Agency Collateralized Mortgage Obligations — 2.3%
Federal Home Loan Mortgage Corp. REMICS
3.500%, 01/15/42	6,671,675	$6,326,770
4.288%, SOFR30A + 0.304%, 10/15/43 (a)	3,018,175	2,956,390
4.348%, SOFR30A + 0.364%, 07/15/34 (a)	1,539	1,536
5.174%, SOFR30A + 1.300%, 05/25/54 (a)	4,542,343	4,556,045
Federal Home Loan Mortgage Corp. Structured Pass- Through Certificates
5.229%, 12M MTA + 1.200%, 10/25/44 (a)	220,844	203,694
5.229%, 12M MTA + 1.200%, 02/25/45 (a)	20,098	19,593
5.429%, 12M MTA + 1.400%, 07/25/44 (a)	1,056,414	1,028,187
Federal National Mortgage Association REMICS
4.369%, SOFR30A + 0.494%, 11/25/42 (a)	1,063,934	1,057,185
4.451%, SOFR30A + 0.514%, 09/18/31 (a)	3,112	3,110
4.889%, SOFR30A + 1.014%, 04/25/32 (a)	1,863	1,870
6.309%, 05/25/35 (a)	110,001	112,687
Government National Mortgage Association REMICS
4.418%, SOFR30A + 0.500%, 01/20/72 (a)	3,857,931	3,822,772
4.454%, 1M TSFR + 0.454%, 12/20/62 (a)	17,330	17,296
4.714%, 1M TSFR + 0.714%, 08/20/65 (a)	568,590	568,931
4.714%, 1M TSFR + 0.714%, 10/20/65 (a)	844,126	845,467
4.718%, SOFR30A + 0.800%, 01/20/73 (a)	7,025,260	7,049,989
4.764%, 1M TSFR + 0.764%, 06/20/66 (a)	191,319	191,770
4.798%, SOFR30A + 0.880%, 03/20/73 (a)	7,573,391	7,608,676
4.818%, SOFR30A + 0.900%, 01/20/73 (a)	12,105,750	12,181,378
4.818%, SOFR30A + 0.900%, 12/20/73 (a)	15,587,241	15,722,635
4.938%, SOFR30A + 1.020%, 12/20/72 (a)	4,918,507	4,982,551
4.964%, 1M TSFR + 0.964%, 09/20/66 (a)	1,533,644	1,540,763
5.114%, 1M TSFR + 1.114%, 12/20/65 (a)	4,526,704	4,552,390
5.114%, 1M TSFR + 1.114%, 01/20/67 (a)	2,007,961	2,021,424
5.577%, 12M TSFR + 1.515%, 09/20/67 (a)	2,982,977	3,023,721
7.058%, 09/20/66 (a)	1,749,717	1,788,082
		82,184,912
Agency Mortgage-Backed Securities — 42.0%
Federal Home Loan Mortgage Corp.
2.500%, 12/01/32	4,696,285	4,560,557
3.500%, 12/01/26	1,406	1,401
3.500%, 05/01/32	48,875	48,408
3.500%, 07/01/33	121,220	119,839
3.500%, 08/01/33	3,748	3,705
3.500%, 09/01/33	156,076	154,252
3.500%, 11/01/33	334,948	331,021
3.500%, 01/01/34	35,429	34,999
3.500%, 02/01/34	59,330	58,597
3.500%, 04/01/34	615,592	607,181
3.500%, 05/01/34	242,721	239,623
3.500%, 10/01/34	53,172	52,358
3.500%, 11/01/34	21,943	21,482
3.500%, 03/01/35	92,596	90,479
4.000%, 06/01/30	8,141	8,134
4.000%, 09/01/30	54,028	53,966
4.000%, 10/01/30	2,874	2,868
4.000%, 11/01/33	3,799	3,793
4.000%, 12/01/40	124,193	122,123
4.000%, 10/01/52	2,160,738	2,053,844
4.500%, 04/01/34	4,109	4,120
Security Description	Principal Amount*	Value
Agency Mortgage-Backed Securities—(Continued)
Federal Home Loan Mortgage Corp.
4.500%, 06/01/35	12,831	$12,959
4.500%, 04/01/41	20,394	20,518
5.000%, 10/01/52	293,961	296,812
5.000%, 05/01/53	5,554,069	5,554,566
5.000%, 06/01/53	6,545,848	6,621,947
5.000%, 09/01/53	684,850	690,037
5.000%, 08/01/54	270,535	269,864
5.500%, 01/01/33	258	268
5.500%, 05/01/33	393	399
5.500%, 08/01/33	375	384
5.500%, 10/01/33	1,046	1,062
5.500%, 01/01/34	461	468
5.500%, 09/01/34	7,747	7,863
5.500%, 01/01/35	6,811	7,008
5.500%, 07/01/35	382	392
5.500%, 10/01/35	7,255	7,531
5.500%, 11/01/35	17,671	18,197
5.500%, 12/01/35	9,866	10,326
5.500%, 01/01/36	9,253	9,685
5.500%, 04/01/36	4,718	4,916
5.500%, 06/01/36	352,098	367,946
5.500%, 07/01/36	7,438	7,786
5.500%, 08/01/36	10,385	10,681
5.500%, 10/01/36	1,351	1,388
5.500%, 12/01/36	52,959	55,434
5.500%, 02/01/37	5,519	5,744
5.500%, 03/01/37	3,699	3,872
5.500%, 04/01/37	20,970	21,645
5.500%, 06/01/37	22,772	23,614
5.500%, 07/01/37	44,323	46,395
5.500%, 08/01/37	17,797	18,629
5.500%, 09/01/37	2,984	3,124
5.500%, 10/01/37	2,300	2,406
5.500%, 11/01/37	54,384	56,926
5.500%, 12/01/37	3,912	4,062
5.500%, 01/01/38	18,813	19,667
5.500%, 02/01/38	47,322	49,476
5.500%, 03/01/38	23,291	24,223
5.500%, 04/01/38	35,508	37,090
5.500%, 05/01/38	30,510	31,740
5.500%, 06/01/38	78,074	81,439
5.500%, 07/01/38	95,311	99,609
5.500%, 08/01/38	244,721	256,031
5.500%, 09/01/38	65,542	68,371
5.500%, 10/01/38	1,973,223	2,058,189
5.500%, 11/01/38	669,483	698,927
5.500%, 12/01/38	4,450	4,607
5.500%, 01/01/39	164,959	172,484
5.500%, 02/01/39	42,803	44,410
5.500%, 03/01/39	17,729	18,520
5.500%, 06/01/39	622,019	649,015
5.500%, 09/01/39	8,548	8,885
5.500%, 02/01/40	18,399	19,192
5.500%, 03/01/40	3,046	3,178
5.500%, 05/01/40	637	665
See accompanying notes to financial statements.
BHFTI-394

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value
Agency Mortgage-Backed Securities—(Continued)
Federal Home Loan Mortgage Corp.
5.500%, 08/01/40	20,646	$21,479
5.500%, 02/01/54	28,933	29,375
5.500%, 03/01/54	1,875,718	1,903,512
5.892%, 1Y H15 + 2.250%, 11/01/34 (a)	10,614	10,971
6.000%, 10/01/53	8,569,186	8,824,651
6.000%, 11/01/53	761,063	782,598
6.000%, 12/01/53	14,070,549	14,477,841
6.000%, 01/01/54	2,254,885	2,319,668
6.000%, 02/01/54	2,872,697	2,952,244
6.000%, 07/01/54	16,833,518	17,285,127
6.000%, 08/01/54	2,965,986	3,045,461
6.034%, 1Y H15 + 2.250%, 11/01/31 (a)	3,113	3,176
6.090%, 1Y RFUCCT + 1.345%, 09/01/35 (a)	31,231	32,110
6.106%, 1Y H15 + 2.107%, 10/01/34 (a)	6,552	6,751
6.272%, 1Y H15 + 2.108%, 02/01/35 (a)	12,036	12,491
6.275%, 1Y RFUCCT + 1.900%, 11/01/34 (a)	1,793	1,839
6.277%, 1Y H15 + 2.182%, 09/01/35 (a)	27,157	27,955
6.353%, 1Y H15 + 2.250%, 06/01/35 (a)	98,588	102,701
6.417%, 1Y H15 + 2.250%, 08/01/35 (a)	42,887	44,687
6.454%, 1Y RFUCCT + 1.892%, 11/01/34 (a)	6,124	6,324
6.498%, 1Y H15 + 2.250%, 01/01/35 (a)	20,570	21,419
6.500%, 1Y H15 + 2.250%, 02/01/35 (a)	8,249	8,601
6.516%, 1Y H15 + 2.436%, 01/01/29 (a)	8,255	8,307
6.540%, 1Y RFUCCT + 1.625%, 02/01/35 (a)	8,195	8,471
6.552%, 1Y RFUCCT + 1.677%, 01/01/35 (a)	4,098	4,192
6.574%, 1Y RFUCCT + 1.621%, 02/01/35 (a)	2,557	2,623
6.650%, 1Y RFUCCT + 1.900%, 11/01/34 (a)	2,063	2,124
6.656%, 1Y RFUCCT + 1.678%, 02/01/35 (a)	4,675	4,787
6.711%, 1Y RFUCCT + 1.961%, 08/01/32 (a)	21,963	22,536
6.871%, 1Y RFUCCT + 1.901%, 02/01/35 (a)	5,251	5,436
Federal National Mortgage Association
3.000%, 09/01/28	36,834	36,349
3.000%, 06/01/30	1,972,211	1,941,972
3.000%, 08/01/49	1,797,672	1,593,832
3.500%, 10/01/26	4,751	4,728
3.500%, 12/01/26	15,299	15,223
3.500%, 04/01/27	464	462
3.500%, 12/01/28	82,789	81,999
3.500%, 03/01/29	56,828	56,468
3.500%, 07/01/29	12,483	12,371
3.500%, 12/01/31	16,117	15,960
3.500%, 05/01/32	103,441	102,453
3.500%, 06/01/32	172,481	170,810
3.500%, 05/01/33	97,225	95,920
3.500%, 06/01/33	122,655	121,261
3.500%, 08/01/33	76,721	75,830
3.500%, 09/01/33	361,939	355,876
3.500%, 10/01/33	183,895	180,956
3.500%, 05/01/34	3,285,354	3,243,021
3.500%, 07/01/34	163,544	160,712
3.500%, 09/01/34	387,257	381,618
3.500%, 02/01/35	23,006	22,495
3.500%, 03/01/35	49,132	48,527
3.500%, 05/01/35	1,498,030	1,475,657
3.500%, 04/01/40	144,250	138,469
Security Description	Principal Amount*	Value
Agency Mortgage-Backed Securities—(Continued)
Federal National Mortgage Association
3.500%, 05/01/40	3,086,117	$2,953,323
4.000%, 02/01/26	141	141
4.000%, 03/01/26	94	93
4.000%, 06/01/26	610	608
4.000%, 04/01/29	4,561	4,547
4.000%, 05/01/29	13,029	12,990
4.000%, 03/01/30	9,300	9,293
4.000%, 05/01/30	16,125	16,076
4.000%, 08/01/30	13,570	13,532
4.000%, 09/01/30	13,232	13,195
4.000%, 10/01/30	413	412
4.000%, 11/01/30	47,873	47,734
4.000%, 12/01/30	7,189	7,170
4.000%, 06/01/31	943	940
4.000%, 09/01/31	26,603	26,511
4.000%, 11/01/33	22,167	22,188
4.000%, 05/01/34	34,928	34,181
4.000%, 05/01/35	14,939	14,511
4.000%, 01/01/41	21,856	21,382
4.000%, 12/01/43	135,127	132,014
4.000%, 06/01/52	369,165	354,755
4.000%, 10/01/52	1,328,741	1,279,727
4.300%, 11/01/29	1,300,000	1,315,750
4.500%, 04/01/26	83	83
4.500%, 01/01/27	12	12
4.500%, 04/01/31	4,626	4,661
4.500%, 04/01/39	9,367	9,448
4.500%, 05/01/39	17,179	17,327
4.500%, 12/01/39	3,006	3,029
4.500%, 05/01/40	6,795	6,847
4.500%, 09/01/40	7,494	7,547
4.500%, 12/01/40	27,837	27,993
4.500%, 07/01/41	5,479	5,436
4.500%, 09/01/41	140,246	139,564
4.500%, 03/01/42	18,056	18,097
4.500%, 07/01/42	84,320	83,800
4.500%, 05/01/53	4,569,011	4,494,080
4.855%, ECOFC + 1.934%, 12/01/36 (a)	6,508	6,591
5.000%, 04/01/33	7,199	7,181
5.000%, 07/01/33	20,341	20,491
5.000%, 08/01/33	409	412
5.000%, 09/01/33	377	383
5.000%, 10/01/33	4,091	4,156
5.000%, 11/01/33	108	109
5.000%, 01/01/34	8,711	8,852
5.000%, 04/01/34	25,667	26,048
5.000%, 06/01/34	469	477
5.000%, 12/01/34	10,316	10,567
5.000%, 01/01/35	6,661	6,829
5.000%, 04/01/35	11	12
5.000%, 07/01/35	13,695	13,795
5.000%, 01/01/38	32,237	33,189
5.000%, 04/01/39	5,877	6,044
5.000%, 10/01/39	801	818
5.000%, 11/01/39	4,746	4,880
See accompanying notes to financial statements.
BHFTI-395

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value
Agency Mortgage-Backed Securities—(Continued)
Federal National Mortgage Association
5.000%, 06/01/40	9,111	$9,355
5.000%, 11/01/42	32,148	33,010
5.000%, 04/01/53	45,589,392	45,645,466
5.000%, 06/01/53	736,760	741,758
5.000%, 07/01/53	8,438,267	8,481,966
5.277%, 12M MTA + 1.200%, 08/01/41 (a)	27,783	27,790
5.277%, 12M MTA + 1.200%, 07/01/42 (a)	46,876	46,641
5.277%, 12M MTA + 1.200%, 08/01/42 (a)	71,872	72,099
5.277%, 12M MTA + 1.200%, 10/01/44 (a)	63,233	63,505
5.327%, 12M MTA + 1.250%, 09/01/41 (a)	149,722	150,545
5.500%, 06/01/33	10,581	10,752
5.500%, 07/01/33	2,458	2,522
5.500%, 09/01/33	53,491	54,233
5.500%, 11/01/33	72,801	73,812
5.500%, 12/01/33	336	341
5.500%, 04/01/34	470	482
5.500%, 07/01/34	2,291	2,325
5.500%, 08/01/34	66,286	68,688
5.500%, 09/01/34	951	979
5.500%, 11/01/34	70,179	72,245
5.500%, 12/01/34	167,721	173,120
5.500%, 01/01/35	62,409	64,286
5.500%, 02/01/35	79,932	83,352
5.500%, 03/01/35	162,839	170,077
5.500%, 04/01/35	9,368	9,622
5.500%, 05/01/35	29,287	30,594
5.500%, 06/01/35	45,474	47,423
5.500%, 08/01/35	37,056	38,700
5.500%, 09/01/35	469,201	490,348
5.500%, 10/01/35	48,696	50,905
5.500%, 12/01/35	245,422	255,848
5.500%, 01/01/36	60,495	63,247
5.500%, 03/01/36	52,236	54,614
5.500%, 05/01/36	422	441
5.500%, 07/01/36	222,438	232,004
5.500%, 09/01/36	26,763	27,556
5.500%, 11/01/36	16,184	16,922
5.500%, 12/01/36	1,052	1,084
5.500%, 02/01/37	288	300
5.500%, 05/01/37	6,784	7,055
5.500%, 08/01/37	207,387	216,825
5.500%, 01/01/38	1,802	1,879
5.500%, 02/01/38	64,681	67,610
5.500%, 03/01/38	313,281	326,701
5.500%, 05/01/38	457,060	477,187
5.500%, 06/01/38	17,052	17,773
5.500%, 09/01/38	13,098	13,422
5.500%, 10/01/38	138,444	144,746
5.500%, 11/01/38	39,437	41,151
5.500%, 01/01/39	12,303	12,834
5.500%, 07/01/39	5,078	5,226
5.500%, 11/01/39	507,856	529,145
5.500%, 02/01/40	115,655	120,507
5.500%, 06/01/40	43,308	44,357
5.500%, 09/01/40	72,605	75,960
Security Description	Principal Amount*	Value
Agency Mortgage-Backed Securities—(Continued)
Federal National Mortgage Association
5.500%, 07/01/41	866,765	$903,094
5.500%, 02/01/49	40,552	41,944
5.500%, 07/01/53	857,632	872,348
5.500%, 08/01/53	2,664,156	2,711,402
5.500%, 09/01/53	414,734	421,660
5.500%, 10/01/53	430,627	437,987
5.500%, 02/01/54	1,972,102	2,001,776
5.525%, 1Y H15 + 1.900%, 02/01/31 (a)	61,417	62,147
5.591%, ECOFC + 1.739%, 09/01/34 (a)	1,696	1,685
5.710%, 1Y RFUCCT + 1.335%, 12/01/34 (a)	49,649	50,517
5.788%, 6M RFUCCT + 1.538%, 01/01/36 (a)	4,257	4,337
5.802%, 12M MTA + 1.717%, 11/01/35 (a)	46,000	46,765
5.850%, 1Y RFUCCT + 1.350%, 11/01/34 (a)	1,528	1,555
5.936%, 1Y RFUCCT + 1.261%, 12/01/34 (a)	211,326	215,442
5.951%, 6M RFUCCT + 1.412%, 06/01/33 (a)	3,805	3,868
5.985%, 6M RFUCCT + 1.519%, 01/01/35 (a)	18,954	19,696
5.998%, 6M RFUCCT + 1.373%, 09/01/35 (a)	69,354	70,345
6.000%, 12/01/28	3,743	3,840
6.000%, 01/01/29	1,112	1,140
6.000%, 02/01/29	6	6
6.000%, 04/01/29	334	342
6.000%, 06/01/29	416	427
6.000%, 11/01/32	25,517	26,187
6.000%, 12/01/32	19,061	19,555
6.000%, 03/01/33	3,215	3,328
6.000%, 05/01/33	3,137	3,247
6.000%, 07/01/33	3,236	3,350
6.000%, 01/01/34	262	269
6.000%, 11/01/34	2,088	2,142
6.000%, 04/01/35	154,858	160,738
6.000%, 05/01/35	4,109	4,320
6.000%, 06/01/35	136	140
6.000%, 07/01/35	10,427	10,812
6.000%, 09/01/35	1,666	1,756
6.000%, 11/01/35	100,412	104,817
6.000%, 12/01/35	6,844	7,110
6.000%, 04/01/36	801	830
6.000%, 05/01/36	20,368	21,441
6.000%, 06/01/36	1,028	1,074
6.000%, 07/01/36	3,379	3,516
6.000%, 08/01/36	386,668	408,936
6.000%, 09/01/36	51,090	53,797
6.000%, 10/01/36	3,107	3,246
6.000%, 11/01/36	6,874	7,204
6.000%, 01/01/37	49,486	51,922
6.000%, 02/01/37	103,710	109,682
6.000%, 04/01/37	26,251	27,528
6.000%, 05/01/37	10,881	11,163
6.000%, 07/01/37	6,916	7,315
6.000%, 08/01/37	7,071	7,479
6.000%, 11/01/37	11,883	12,543
6.000%, 02/01/38	114,647	121,258
6.000%, 03/01/38	2,164	2,275
6.000%, 08/01/38	3,076	3,212
6.000%, 09/01/38	234,396	247,917
See accompanying notes to financial statements.
BHFTI-396

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value
Agency Mortgage-Backed Securities—(Continued)
Federal National Mortgage Association
6.000%, 10/01/38	16,945	$17,923
6.000%, 01/01/39	17,696	18,716
6.000%, 04/01/39	109,244	115,546
6.000%, 07/01/39	21,742	22,928
6.000%, 08/01/39	110,849	116,416
6.000%, 05/01/49	810,184	849,222
6.000%, 11/01/53	9,433,472	9,689,930
6.047%, 1Y H15 + 2.095%, 10/01/35 (a)	37,478	38,560
6.159%, 1Y H15 + 2.215%, 09/01/31 (a)	6,957	7,045
6.197%, 1Y H15 + 2.012%, 07/01/33 (a)	1,414	1,442
6.206%, 1Y RFUCCT + 1.595%, 10/01/34 (a)	3,519	3,612
6.209%, 1Y H15 + 2.144%, 11/01/35 (a)	61,334	63,483
6.210%, 1Y RFUCCT + 1.670%, 11/01/34 (a)	9,297	9,655
6.223%, 1Y H15 + 2.223%, 08/01/35 (a)	35,681	36,860
6.250%, 1Y H15 + 2.193%, 02/01/35 (a)	12,246	12,760
6.269%, 1Y H15 + 2.069%, 10/01/28 (a)	19,828	20,000
6.300%, 1Y RFUCCT + 1.607%, 12/01/34 (a)	3,633	3,723
6.335%, 1Y RFUCCT + 1.362%, 03/01/35 (a)	6,962	7,109
6.346%, 1Y H15 + 2.360%, 11/01/34 (a)	240,991	252,423
6.355%, 6M RFUCCT + 1.605%, 08/01/36 (a)	12,431	12,696
6.370%, 1Y RFUCCT + 1.630%, 01/01/35 (a)	3,625	3,718
6.410%, 1Y RFUCCT + 1.660%, 05/01/34 (a)	166,629	170,047
6.417%, 1Y H15 + 2.301%, 04/01/34 (a)	829	856
6.477%, 1Y RFUCCT + 1.750%, 08/01/35 (a)	79,945	82,768
6.491%, 1Y RFUCCT + 1.652%, 01/01/35 (a)	6,671	6,902
6.493%, 1Y RFUCCT + 1.618%, 03/01/33 (a)	1,048	1,071
6.504%, 1Y RFUCCT + 1.652%, 09/01/32 (a)	27,899	28,586
6.505%, 1Y RFUCCT + 1.555%, 01/01/35 (a)	5,365	5,538
6.522%, 1Y RFUCCT + 1.538%, 01/01/35 (a)	10,678	11,027
6.560%, 1Y RFUCCT + 1.810%, 09/01/34 (a)	98,420	101,663
6.563%, 1Y H15 + 2.313%, 05/01/35 (a)	42,805	44,418
6.582%, 1Y RFUCCT + 1.620%, 02/01/35 (a)	3,655	3,783
6.613%, 1Y RFUCCT + 1.627%, 05/01/35 (a)	8,231	8,550
6.810%, 1Y RFUCCT + 1.810%, 04/01/35 (a)	13,966	14,484
Federal National Mortgage Association-ACES
2.242%, 01/25/31 (a) (b)	20,541,476	1,041,613
Government National Mortgage Association
3.000%, 11/15/49	1,516,307	1,363,168
3.500%, 05/20/52	526,821	485,240
3.500%, 06/20/52	319,361	293,662
3.500%, 09/20/52	172,069	158,913
3.500%, 11/20/52	145,090	133,033
3.500%, 10/20/54	6,886,006	6,272,934
3.500%, 11/20/54	11,019,277	10,040,366
3.500%, 02/20/55	1,976,333	1,800,162
3.500%, 06/20/55	7,915,938	7,207,436
3.500%, 07/20/55	10,198,611	9,285,795
4.000%, 03/15/52	7,884,974	7,501,104
4.000%, 08/20/55	99,392	93,930
4.500%, 12/20/49	8,579	8,493
4.750%, 1Y H15 + 1.500%, 11/20/27 (a)	1,328	1,330
4.750%, 1Y H15 + 1.500%, 10/20/29 (a)	722	722
4.750%, 1Y H15 + 1.500%, 11/20/30 (a)	1,791	1,798
5.000%, 10/15/33	1,876	1,875
5.000%, 12/15/33	5,518	5,636
Security Description	Principal Amount*	Value
Agency Mortgage-Backed Securities—(Continued)
Government National Mortgage Association
5.000%, 05/15/34	1,580	$1,621
5.000%, 07/15/34	349	348
5.000%, 11/15/35	833	849
5.000%, 03/15/36	529	544
5.000%, 10/15/38	139,619	143,622
5.000%, 02/15/39	23,755	24,413
5.000%, 03/15/39	37,395	38,467
5.000%, 04/15/39	196,744	202,312
5.000%, 05/15/39	704,195	724,052
5.000%, 06/15/39	213,290	219,255
5.000%, 09/15/39	116,884	121,763
5.000%, 05/15/40	7,717	7,930
5.000%, 09/15/40	78,846	81,069
5.000%, 12/15/40	6,058	6,230
5.000%, 09/15/47	16,832	16,876
5.000%, 03/15/48	1,194,848	1,193,828
5.000%, 04/15/48	1,284,756	1,283,687
5.000%, 01/15/49	1,697,455	1,729,936
5.000%, 05/15/49	276,301	279,061
5.000%, 06/20/49	40,345	40,994
5.000%, 07/20/49	90,013	91,656
5.000%, 06/15/50	252,631	254,353
5.000%, 04/15/52	6,143,019	6,137,946
5.250%, 1Y H15 + 2.000%, 10/20/31 (a)	2,655	2,708
5.375%, 1Y H15 + 1.500%, 08/20/27 (a)	2,245	2,249
5.375%, 1Y H15 + 1.500%, 09/20/27 (a)	12,933	13,054
5.375%, 1Y H15 + 1.500%, 07/20/29 (a)	1,107	1,111
5.375%, 1Y H15 + 1.500%, 08/20/29 (a)	1,206	1,211
5.375%, 1Y H15 + 1.500%, 09/20/29 (a)	2,167	2,179
5.375%, 1Y H15 + 1.500%, 08/20/31 (a)	369	370
5.375%, 1Y H15 + 1.500%, 09/20/33 (a)	10,612	10,777
5.500%, 1Y H15 + 1.500%, 11/20/26 (a)	469	469
5.500%, 1Y H15 + 1.500%, 10/20/30 (a)	494	497
5.625%, 1Y H15 + 1.500%, 02/20/26 (a)	26	26
5.625%, 1Y H15 + 1.500%, 05/20/26 (a)	67	67
5.625%, 1Y H15 + 1.500%, 01/20/27 (a)	164	164
5.625%, 1Y H15 + 1.500%, 06/20/27 (a)	367	368
5.625%, 1Y H15 + 1.500%, 02/20/28 (a)	781	782
5.625%, 1Y H15 + 1.500%, 03/20/28 (a)	1,214	1,212
5.625%, 1Y H15 + 1.500%, 05/20/28 (a)	584	587
5.625%, 1Y H15 + 1.500%, 05/20/29 (a)	939	940
5.625%, 1Y H15 + 1.500%, 01/20/30 (a)	4,211	4,224
5.625%, 1Y H15 + 1.500%, 04/20/30 (a)	1,898	1,906
5.625%, 1Y H15 + 1.500%, 05/20/30 (a)	3,978	3,995
5.625%, 1Y H15 + 1.500%, 06/20/30 (a)	1,236	1,235
5.625%, 1Y H15 + 1.500%, 04/20/31 (a)	2,015	2,016
5.625%, 1Y H15 + 1.500%, 03/20/32 (a)	80	81
5.625%, 1Y H15 + 1.500%, 04/20/32 (a)	1,350	1,352
5.625%, 1Y H15 + 1.500%, 05/20/32 (a)	2,890	2,890
5.625%, 1Y H15 + 1.500%, 03/20/33 (a)	796	808
Government National Mortgage Association, TBA
2.000%, TBA (c)	8,600,000	7,120,161
4.000%, TBA (c)	39,200,000	37,024,094
4.500%, TBA (c)	33,100,000	32,222,762
5.000%, TBA (c)	48,240,000	48,106,071
See accompanying notes to financial statements.
BHFTI-397

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value
Agency Mortgage-Backed Securities—(Continued)
Government National Mortgage Association, TBA
6.000%, TBA (c)	51,300,000	$52,246,666
Uniform Mortgage-Backed Security, TBA
3.000%, TBA (c)	374,100,000	330,790,638
3.500%, TBA (c)	31,300,000	28,836,348
4.000%, TBA (c)	63,900,000	60,569,384
4.500%, TBA (c)	92,800,000	90,555,055
5.000%, TBA (c)	35,740,000	35,617,380
5.500%, TBA (c)	401,100,000	406,332,386
6.000%, TBA (c)	113,100,000	116,075,324
		1,485,074,375
Total Agency Sponsored Mortgage-Backed Securities (Cost $1,564,100,778)		1,567,259,287

Corporate Bonds & Notes—40.7%
Aerospace/Defense — 0.5%
Boeing Co.
2.750%, 02/01/26	12,000,000	11,985,884
6.259%, 05/01/27	2,600,000	2,667,642
6.298%, 05/01/29	300,000	318,435
Spirit AeroSystems, Inc.
4.600%, 06/15/28	1,600,000	1,601,856
		16,573,817
Agriculture — 0.6%
BAT International Finance PLC
5.931%, 02/02/29	8,300,000	8,709,427
Imperial Brands Finance PLC
3.875%, 07/26/29 (144A)	12,800,000	12,547,991
		21,257,418
Airlines — 0.4%
Air Canada Pass-Through Trust
3.300%, 07/15/31 (144A)	834,080	797,103
American Airlines Pass-Through Trust
3.600%, 03/22/29	824,872	816,843
3.700%, 04/01/28	2,063,916	2,055,784
British Airways Pass-Through Trust
4.125%, 03/20/33 (144A) †	910,656	882,703
United Airlines Pass-Through Trust
2.875%, 04/07/30	3,011,069	2,902,785
3.450%, 01/07/30	1,675,838	1,633,478
5.875%, 04/15/29	4,352,747	4,463,096
		13,551,792
Auto Manufacturers — 3.6%
American Honda Finance Corp.
4.544%, SOFR + 0.730%, 08/13/27 (a)	6,100,000	6,112,657
BMW U.S. Capital LLC
4.750%, 03/21/28 (144A)	7,300,000	7,405,584
Daimler Truck Finance North America LLC
4.685%, SOFR + 0.960%, 09/25/27 (144A) (a)	8,100,000	8,123,399
5.000%, 01/15/27 (144A)	3,200,000	3,230,701
Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
Ford Motor Credit Co. LLC
2.900%, 02/16/28	2,685,000	$2,585,364
3.815%, 11/02/27	1,632,000	1,606,810
4.125%, 08/17/27	4,700,000	4,660,946
5.800%, 03/05/27	6,900,000	6,985,942
5.800%, 03/08/29	200,000	204,349
5.918%, 03/20/28	900,000	920,878
7.350%, 11/04/27	3,190,000	3,329,332
General Motors Financial Co., Inc.
5.050%, 04/04/28	5,740,000	5,845,800
Hyundai Capital America
2.100%, 09/15/28 (144A)	13,500,000	12,758,922
5.300%, 01/08/29 (144A)	4,500,000	4,616,381
5.500%, 03/30/26 (144A)	5,900,000	5,919,035
5.650%, 06/26/26 (144A)	2,000,000	2,014,375
Mercedes-Benz Finance North America LLC
4.900%, 11/15/27 (144A)	7,300,000	7,433,093
Nissan Motor Acceptance Co. LLC
1.850%, 09/16/26 (144A)	13,500,000	13,172,769
Nissan Motor Co. Ltd.
4.345%, 09/17/27 (144A)	5,600,000	5,523,137
4.810%, 09/17/30 (144A)	14,700,000	13,854,761
Volkswagen Bank GmbH
2.500%, 07/31/26 (EUR)	2,000,000	2,350,824
Volkswagen Group of America Finance LLC
4.450%, 09/11/27 (144A)	3,600,000	3,610,404
5.050%, 03/27/28 (144A)	5,000,000	5,075,368
		127,340,831
Banks — 12.8%
AIB Group PLC
6.608%, SOFR + 2.330%, 09/13/29 (144A) (a)	6,700,000	7,115,166
Banco Espirito Santo SA
2.625%, 05/08/17 (EUR) (d)	1,700,000	439,525
4.750%, 01/15/18 (EUR) (d)	3,100,000	801,486
Banco Santander SA
5.552%, 1Y H15 + 1.250%, 03/14/28 (a)	7,800,000	7,930,445
5.565%, 01/17/30	2,200,000	2,291,298
6.607%, 11/07/28	3,800,000	4,053,535
Bank of America Corp.
3.705%, 3M TSFR + 1.774%, 04/24/28 (a)	5,700,000	5,674,135
5.080%, SOFR + 1.290%, 01/20/27 (a)	1,900,000	1,900,918
5.202%, SOFR + 1.630%, 04/25/29 (a)	6,000,000	6,153,647
5.819%, SOFR + 1.570%, 09/15/29 (a)	9,700,000	10,117,913
Bank of America NA
4.824%, SOFR + 1.020%, 08/18/26 (a)	7,100,000	7,130,695
Bank of Montreal
4.689%, 06/28/28 (144A)	8,950,000	9,142,354
Banque Federative du Credit Mutuel SA
5.896%, 07/13/26 (144A)	5,900,000	5,958,735
Barclays PLC
4.972%, 05/16/29	2,000,000	2,033,165
BNP Paribas SA
5.497%, SOFR + 1.590%, 05/20/30 (144A) (a)	9,200,000	9,517,035
BPCE SA
5.281%, 05/30/29 (144A)	2,000,000	2,060,185
See accompanying notes to financial statements.
BHFTI-398

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Banks—(Continued)
BPCE SA
6.612%, SOFR + 1.980%, 10/19/27 (144A) (a)	1,900,000	$1,935,775
6.714%, SOFR + 2.270%, 10/19/29 (144A) (a)	7,500,000	7,956,200
CaixaBank SA
6.684%, SOFR + 2.080%, 09/13/27 (144A) (a)	6,300,000	6,409,136
Citibank NA
5.488%, 12/04/26	7,400,000	7,497,729
Citigroup, Inc.
3.070%, SOFR + 1.280%, 02/24/28 (a)	8,100,000	8,007,259
Credit Agricole SA
1.247%, SOFR + 0.892%, 01/26/27 (144A) (a)	4,000,000	3,991,605
4.938%, SOFR + 1.210%, 09/11/28 (144A) (a)	2,600,000	2,613,755
6.316%, SOFR + 1.860%, 10/03/29 (144A) (a)	4,100,000	4,321,130
Danske Bank AS
4.298%, 1Y H15 + 1.750%, 04/01/28 (144A) (a)	12,000,000	12,026,633
Deutsche Bank AG
5.706%, SOFR + 1.594%, 02/08/28 (a)	4,700,000	4,773,763
6.819%, SOFR + 2.510%, 11/20/29 (a)	8,600,000	9,170,112
Goldman Sachs Bank USA
4.539%, SOFR + 0.750%, 05/21/27 (a)	5,050,000	5,057,100
Goldman Sachs Group, Inc.
3.691%, 3M TSFR + 1.772%, 06/05/28 (a)	6,500,000	6,465,418
5.049%, SOFR + 1.210%, 07/23/30 (a)	500,000	512,307
5.871%, 3M TSFR + 2.012%, 10/28/27 (a)	7,500,000	7,593,364
6.484%, SOFR + 1.770%, 10/24/29 (a)	5,600,000	5,938,723
HSBC Holdings PLC
4.619%, SOFR + 1.190%, 11/06/31 (a)	9,300,000	9,328,678
5.130%, SOFR + 1.290%, 03/03/31 (a)	2,400,000	2,459,628
5.391%, SOFR + 1.570%, 08/14/27 (a)	6,700,000	6,741,674
7.390%, SOFR + 3.350%, 11/03/28 (a)	5,900,000	6,237,253
ING Groep NV
3.950%, 03/29/27	1,100,000	1,099,392
4.625%, 01/06/26 (144A)	6,800,000	6,800,396
4.858%, SOFR + 1.010%, 03/25/29 (a)	9,200,000	9,337,638
JPMorgan Chase & Co.
1.578%, SOFR + 0.885%, 04/22/27 (a)	13,300,000	13,200,247
3.960%, 3M TSFR + 1.507%, 01/29/27 (a)	3,200,000	3,199,431
4.323%, SOFR + 1.560%, 04/26/28 (a)	500,000	502,035
4.843%, SOFR + 0.930%, 07/22/28 (a)	3,400,000	3,421,698
5.108%, SOFR + 1.200%, 01/23/28 (a)	2,100,000	2,115,159
5.299%, SOFR + 1.450%, 07/24/29 (a)	7,900,000	8,141,349
6.070%, SOFR + 1.330%, 10/22/27 (a)	7,500,000	7,617,915
JPMorgan Chase Bank NA
4.740%, SOFR + 1.000%, 12/08/26 (a)	7,700,000	7,761,627
Lloyds Bank PLC
Zero Coupon, 04/02/32 (e)	2,200,000	1,647,846
Lloyds Banking Group PLC
5.462%, 1Y H15 + 1.375%, 01/05/28 (a)	5,900,000	5,979,291
5.985%, 1Y H15 + 1.480%, 08/07/27 (a)	3,500,000	3,538,576
Mitsubishi UFJ Financial Group, Inc.
1.640%, 1Y H15 + 0.670%, 10/13/27 (a)	10,500,000	10,305,859
Mizuho Financial Group, Inc.
2.201%, 3M TSFR + 1.772%, 07/10/31 (a)	2,400,000	2,184,220
Morgan Stanley
4.210%, SOFR + 1.610%, 04/20/28 (a)	5,400,000	5,412,386
5.123%, SOFR + 1.730%, 02/01/29 (a)	4,700,000	4,797,916
Security Description	Principal Amount*	Value

Banks—(Continued)
Morgan Stanley
5.173%, SOFR + 1.450%, 01/16/30 (a)	3,400,000	$3,490,326
5.449%, SOFR + 1.630%, 07/20/29 (a)	7,900,000	8,152,397
6.407%, SOFR + 1.830%, 11/01/29 (a)	4,900,000	5,193,552
Morgan Stanley Bank NA
4.968%, SOFR + 0.930%, 07/14/28 (a)	6,700,000	6,793,425
5.026%, SOFR + 1.080%, 01/14/28 (a)	7,900,000	7,953,059
5.504%, SOFR + 0.865%, 05/26/28 (a)	7,800,000	7,955,617
NatWest Markets PLC
4.789%, 03/21/28 (144A)	10,000,000	10,161,427
5.022%, 03/21/30 (144A)	5,500,000	5,642,863
Royal Bank of Canada
4.851%, 12/14/26 (144A)	1,300,000	1,312,874
4.875%, 01/19/27	6,900,000	6,971,401
Santander U.K. Group Holdings PLC
4.858%, SOFR + 1.554%, 09/11/30 (a)	5,675,000	5,742,785
Societe Generale SA
6.447%, 1Y H15 + 2.300%, 01/12/27 (144A) (a)	5,000,000	5,002,740
Standard Chartered PLC
6.301%, 1Y H15 + 2.450%, 01/09/29 (144A) (a)	5,500,000	5,715,518
Sumitomo Mitsui Financial Group, Inc.
1.902%, 09/17/28	9,800,000	9,255,783
5.177%, SOFR + 1.170%, 07/09/29 (a)	1,800,000	1,819,715
5.316%, 07/09/29	5,900,000	6,108,578
5.464%, 01/13/26	2,900,000	2,901,244
Toronto-Dominion Bank
4.109%, 10/13/28	3,600,000	3,608,764
4.701%, 06/05/27 (144A)	1,100,000	1,103,704
UBS Group AG
4.125%, 04/15/26 (144A)	10,200,000	10,204,345
5.711%, 1Y H15 + 1.550%, 01/12/27 (144A) (a)	4,000,000	4,001,512
6.246%, 1Y H15 + 1.800%, 09/22/29 (144A) (a)	5,800,000	6,105,445
Wells Fargo & Co.
1.741%, 3M EURIBOR + 1.850%, 05/04/30 (EUR) (a)	2,600,000	2,931,358
2.393%, SOFR + 2.100%, 06/02/28 (a)	5,400,000	5,276,307
5.574%, SOFR + 1.740%, 07/25/29 (a)	7,900,000	8,183,427
Wells Fargo Bank NA
4.798%, SOFR + 1.070%, 12/11/26 (a)	7,300,000	7,350,391
5.450%, 08/07/26	4,700,000	4,739,054
		452,098,071
Chemicals — 0.1%
International Flavors & Fragrances, Inc.
2.300%, 11/01/30 (144A)	3,437,000	3,101,213
Syensqo Finance America LLC
5.650%, 06/04/29 (144A)	1,900,000	1,966,595
		5,067,808
Commercial Services — 0.4%
Global Payments, Inc.
4.500%, 11/15/28	6,000,000	6,011,411
5.200%, 11/15/32	1,200,000	1,200,562
Quanta Services, Inc.
4.300%, 08/09/28	7,500,000	7,539,730
		14,751,703
See accompanying notes to financial statements.
BHFTI-399

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Computers — 0.3%
Dell International LLC/EMC Corp.
4.150%, 02/15/29	4,800,000	$4,794,797
Gartner, Inc.
4.950%, 03/20/31	7,200,000	7,233,334
		12,028,131
Diversified Financial Services — 3.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.450%, 10/29/26	7,450,000	7,348,740
6.100%, 01/15/27	4,900,000	4,992,640
Air Lease Corp.
5.300%, 06/25/26	5,000,000	5,025,010
Ally Financial, Inc.
5.548%, SOFR + 1.780%, 07/31/33 (a)	1,700,000	1,712,445
6.848%, SOFR + 2.820%, 01/03/30 (a)	7,000,000	7,426,994
American Express Co.
5.645%, SOFR + 0.750%, 04/23/27 (a)	7,700,000	7,736,850
Aviation Capital Group LLC
5.375%, 07/15/29 (144A)	3,200,000	3,275,761
6.750%, 10/25/28 (144A)	1,900,000	2,015,588
Avolon Holdings Funding Ltd.
5.750%, 03/01/29 (144A)	7,900,000	8,168,845
6.375%, 05/04/28 (144A)	6,300,000	6,564,421
BGC Group, Inc.
8.000%, 05/25/28	4,000,000	4,272,246
Blue Owl Finance LLC
3.125%, 06/10/31	8,000,000	7,249,929
Cantor Fitzgerald LP
7.200%, 12/12/28 (144A)	3,300,000	3,505,458
Capital One Financial Corp.
4.927%, SOFR + 2.057%, 05/10/28 (a)	10,775,000	10,901,877
CI Financial Corp.
4.625%, 12/12/31 (144A) (EUR)	5,300,000	6,268,298
Eagle Funding Luxco SARL
5.500%, 08/17/30 (144A)	8,600,000	8,759,874
Intercontinental Exchange, Inc.
3.950%, 12/01/28	2,800,000	2,806,692
4.200%, 03/15/31	2,000,000	2,001,580
Nomura Holdings, Inc.
2.172%, 07/14/28	500,000	475,872
2.679%, 07/16/30	9,600,000	8,874,340
5.035%, SOFR + 1.250%, 07/02/27 (a)	2,900,000	2,922,909
5.709%, 01/09/26	5,100,000	5,101,491
5.842%, 01/18/28	4,700,000	4,850,395
		122,258,255
Electric — 4.5%
Abu Dhabi National Energy Co. PJSC
4.375%, 10/09/31 (144A)	7,000,000	6,991,131
Alliant Energy Finance LLC
5.950%, 03/30/29 (144A)	3,800,000	3,971,838
Ameren Corp.
5.000%, 01/15/29	7,200,000	7,360,588
American Electric Power Co., Inc.
5.200%, 01/15/29	1,700,000	1,752,185
Security Description	Principal Amount*	Value

Electric—(Continued)
Consumers Securitization Funding LLC
5.210%, 09/01/31	7,700,000	$7,937,733
DTE Energy Co.
5.100%, 03/01/29	3,000,000	3,074,236
Duke Energy Progress LLC
2.000%, 08/15/31	2,600,000	2,307,481
Edison International
5.750%, 06/15/27	5,519,000	5,617,044
6.250%, 03/15/30	6,200,000	6,480,851
Enel Finance International NV
5.125%, 06/26/29 (144A)	7,800,000	7,998,940
Eversource Energy
5.950%, 02/01/29	5,700,000	5,954,583
FirstEnergy Corp.
3.900%, 07/15/27	1,300,000	1,294,813
Florida Power & Light Co.
4.400%, 05/15/28	4,400,000	4,454,796
4.450%, 05/15/26	6,900,000	6,910,723
Georgia Power Co.
4.650%, 05/16/28	5,200,000	5,281,395
Jersey Central Power & Light Co.
4.150%, 01/15/29 (144A)	3,600,000	3,593,895
National Rural Utilities Cooperative Finance Corp.
4.800%, 03/15/28	3,600,000	3,665,621
Pacific Gas & Electric Co.
3.150%, 01/01/26	10,900,000	10,900,000
3.300%, 12/01/27	1,600,000	1,574,942
4.550%, 07/01/30	5,000,000	4,978,519
5.000%, 06/04/28	5,100,000	5,187,427
5.450%, 06/15/27	5,000,000	5,083,167
5.550%, 05/15/29	5,700,000	5,881,098
PacifiCorp
5.450%, 02/15/34	7,900,000	8,014,758
Pinnacle West Capital Corp.
4.900%, 05/15/28	3,000,000	3,053,867
5.150%, 05/15/30	1,000,000	1,030,413
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries
4.500%, 07/14/28 (144A)	13,100,000	12,568,191
Southern California Edison Co.
4.125%, 03/01/48	800,000	607,189
4.650%, 10/01/43	400,000	340,083
5.250%, 03/15/30	6,300,000	6,461,202
5.850%, 11/01/27	3,000,000	3,082,576
WEC Energy Group, Inc.
1.375%, 10/15/27	4,525,000	4,325,111
		157,736,396
Electronics — 0.3%
Flex Ltd.
4.875%, 06/15/29	8,160,000	8,271,906
Honeywell International, Inc.
4.125%, 11/02/34 (EUR)	1,760,000	2,121,550
		10,393,456
See accompanying notes to financial statements.
BHFTI-400

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Environmental Control — 0.1%
Republic Services, Inc.
4.875%, 04/01/29	3,800,000	$3,894,351
Food — 0.6%
Conagra Brands, Inc.
4.850%, 11/01/28	5,000,000	5,058,182
Mars, Inc.
4.800%, 03/01/30 (144A)	7,400,000	7,562,524
Mondelez International, Inc.
4.625%, 07/03/31 (CAD)	10,700,000	8,073,158
		20,693,864
Gas — 0.6%
National Fuel Gas Co.
5.500%, 10/01/26	6,400,000	6,463,605
Southern California Gas Co.
2.950%, 04/15/27	12,500,000	12,364,407
Venture Global Plaquemines LNG LLC
6.750%, 01/15/36 (144A)	2,900,000	2,970,442
		21,798,454
Healthcare-Services — 1.2%
Centene Corp.
3.000%, 10/15/30	5,900,000	5,277,774
4.250%, 12/15/27	2,300,000	2,286,458
Cigna Group
4.500%, 09/15/30	5,800,000	5,839,828
CommonSpirit Health
4.352%, 09/01/30	2,750,000	2,738,083
4.975%, 09/01/35	2,750,000	2,717,646
Fresenius Medical Care U.S. Finance III, Inc.
1.875%, 12/01/26 (144A)	12,100,000	11,826,399
HCA, Inc.
3.125%, 03/15/27	7,300,000	7,223,551
3.375%, 03/15/29	5,200,000	5,065,992
		42,975,731
Insurance — 1.5%
Athene Global Funding
5.339%, 01/15/27 (144A)	7,800,000	7,894,936
Corebridge Global Funding
5.750%, 07/02/26 (144A)	2,600,000	2,623,049
Essent Group Ltd.
6.250%, 07/01/29	2,900,000	3,026,979
F&G Annuities & Life, Inc.
6.500%, 06/04/29	4,100,000	4,271,300
Marsh & McLennan Cos., Inc.
4.650%, 03/15/30	2,900,000	2,958,137
MassMutual Global Funding II
4.955%, SOFR + 0.980%, 07/10/26 (144A) (a)	3,800,000	3,815,274
5.050%, 12/07/27 (144A)	7,900,000	8,064,370
New York Life Global Funding
4.526%, SOFR + 0.580%, 01/16/26 (144A) (a)	7,800,000	7,801,295
Pacific Life Global Funding II
5.500%, 07/18/28 (144A)	5,500,000	5,701,241
Security Description	Principal Amount*	Value

Insurance—(Continued)
RGA Global Funding
5.448%, 05/24/29 (144A)	6,000,000	$6,207,868
		52,364,449
Internet — 1.2%
Beignet Investor LLC
6.581%, 05/30/49 (144A)	40,200,000	42,471,104
Investment Companies — 0.6%
Abu Dhabi Developmental Holding Co. PJSC
4.375%, 10/02/31 (144A)	5,300,000	5,272,346
ARES Capital Corp.
5.100%, 01/15/31	3,600,000	3,555,750
Credit Opportunity Partners JV, LLC
6.740%, 03/20/30 (f) (g)	1,500,000	1,527,938
FS KKR Capital Corp.
6.875%, 08/15/29	7,400,000	7,459,811
HA Sustainable Infrastructure Capital, Inc.
6.150%, 01/15/31	4,500,000	4,625,587
		22,441,432
Lodging — 0.3%
Choice Hotels International, Inc.
3.700%, 12/01/29	2,500,000	2,431,925
Las Vegas Sands Corp.
6.000%, 08/15/29	7,800,000	8,141,377
		10,573,302
Media — 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500%, 06/01/41	13,300,000	9,460,142
Fox Corp.
4.709%, 01/25/29	4,500,000	4,557,575
Paramount Global
2.900%, 01/15/27	300,000	295,122
		14,312,839
Oil & Gas — 0.3%
Adnoc Murban Rsc Ltd.
4.250%, 09/11/29 (144A)	3,900,000	3,921,658
Harbour Energy PLC
6.327%, 04/01/35 (144A)	3,700,000	3,746,650
Petroleos Mexicanos
10.000%, 02/07/33	3,000,000	3,474,870
		11,143,178
Pharmaceuticals — 0.7%
AbbVie, Inc.
3.200%, 05/14/26	1,300,000	1,297,092
Bayer U.S. Finance LLC
6.125%, 11/21/26 (144A)	3,900,000	3,955,583
6.250%, 01/21/29 (144A)	7,900,000	8,304,484
6.375%, 11/21/30 (144A)	6,900,000	7,376,966
CVS Health Corp.
3.750%, 04/01/30	3,900,000	3,808,184
See accompanying notes to financial statements.
BHFTI-401

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
CVS Pass-Through Trust
6.943%, 01/10/30	345,817	$358,847
		25,101,156
Pipelines — 0.9%
Cheniere Corpus Christi Holdings LLC
5.125%, 06/30/27	9,000,000	9,087,034
Columbia Pipelines Operating Co. LLC
5.927%, 08/15/30 (144A)	3,000,000	3,173,569
Enbridge, Inc.
5.900%, 11/15/26	2,700,000	2,739,038
Energy Transfer LP
6.050%, 12/01/26	3,800,000	3,860,975
Greensaif Pipelines Bidco SARL
5.853%, 02/23/36 (144A)	6,700,000	7,000,281
ONEOK, Inc.
5.375%, 06/01/29	1,900,000	1,957,861
Venture Global LNG, Inc.
9.875%, 02/01/32 (144A)	3,800,000	3,925,675
Western Midstream Operating LP
6.350%, 01/15/29	1,000,000	1,052,339
		32,796,772
Real Estate — 0.2%
Logicor Financing SARL
1.625%, 07/15/27 (EUR)	4,500,000	5,211,299
Ontario Teachers' Cadillac Fairview Properties Trust
3.875%, 03/20/27 (144A)	1,700,000	1,696,985
		6,908,284
Real Estate Investment Trusts — 3.2%
American Homes 4 Rent LP
4.250%, 02/15/28	1,900,000	1,903,773
American Tower Corp.
5.800%, 11/15/28	1,200,000	1,252,715
Boston Properties LP
2.450%, 10/01/33	1,811,000	1,498,055
Brixmor Operating Partnership LP
4.125%, 06/15/26	5,500,000	5,496,616
Crown Castle, Inc.
2.900%, 03/15/27	12,500,000	12,319,935
EPR Properties
3.750%, 08/15/29	2,500,000	2,421,934
Equinix Europe 2 Financing Corp. LLC
4.600%, 11/15/30	4,700,000	4,714,165
Extra Space Storage LP
2.400%, 10/15/31	3,500,000	3,110,146
Goodman U.S. Finance Three LLC
3.700%, 03/15/28 (144A)	10,800,000	10,688,462
Hudson Pacific Properties LP
4.650%, 04/01/29	2,400,000	2,218,476
Kilroy Realty LP
2.650%, 11/15/33	13,100,000	10,747,773
Omega Healthcare Investors, Inc.
4.750%, 01/15/28	8,900,000	8,969,700
Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Piedmont Operating Partnership LP
3.150%, 08/15/30	12,900,000	$11,841,475
SBA Tower Trust
2.328%, 07/15/52 (144A)	13,000,000	12,491,660
Starwood Property Trust, Inc.
4.375%, 01/15/27 (144A)	13,300,000	13,217,367
Sun Communities Operating LP
2.700%, 07/15/31	3,200,000	2,907,930
UDR, Inc.
3.500%, 07/01/27	1,000,000	991,461
Welltower OP LLC
4.250%, 04/01/26	1,102,000	1,102,040
Weyerhaeuser Co.
4.750%, 05/15/26	4,000,000	4,008,156
		111,901,839
Retail — 0.1%
CK Hutchison International 23 Ltd.
4.750%, 04/21/28 (144A)	2,700,000	2,741,652
Savings & Loans — 0.2%
Nationwide Building Society
4.000%, 1Y UKG + 3.750%, 09/03/27 (GBP) (a)	500,000	674,300
6.557%, SOFR + 1.910%, 10/18/27 (144A) (a)	7,500,000	7,640,925
		8,315,225
Semiconductors — 0.1%
Broadcom, Inc.
4.300%, 11/15/32	2,400,000	2,367,406
Shipbuilding — 0.4%
Huntington Ingalls Industries, Inc.
2.043%, 08/16/28	13,800,000	13,069,896
Software — 0.7%
Oracle Corp.
3.600%, 04/01/40	1,400,000	1,038,293
3.600%, 04/01/50	5,600,000	3,488,300
4.450%, 09/26/30	9,100,000	8,902,858
VMware LLC
1.400%, 08/15/26	13,500,000	13,300,531
		26,729,982
Telecommunications — 0.4%
NTT Finance Corp.
4.567%, 07/16/27 (144A)	300,000	302,531
4.620%, 07/16/28 (144A)	300,000	303,990
4.876%, 07/16/30 (144A)	500,000	509,206
5.289%, SOFR + 1.310%, 07/16/30 (144A) (a)	800,000	812,099
T-Mobile USA, Inc.
4.200%, 10/01/29	6,700,000	6,710,356
Verizon Communications, Inc.
5.000%, 01/15/36	3,600,000	3,569,439
Vmed O2 U.K. Financing I PLC
5.625%, 04/15/32 (144A) (EUR)	1,800,000	2,126,852
See accompanying notes to financial statements.
BHFTI-402

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Vmed O2 U.K. Financing I PLC
7.750%, 04/15/32 (144A)	1,500,000	$1,563,150
		15,897,623
Water — 0.0%
Thames Water Super Senior Issuer PLC
9.750%, 10/10/27 (144A) (GBP)	30,066	46,605
Total Corporate Bonds & Notes (Cost $1,444,983,171)		1,441,602,822

U.S. Treasury & Government Agencies—21.7%
U.S. Treasury — 21.7%
U.S. Treasury Bonds
1.375%, 08/15/50	34,100,000	16,766,277
1.625%, 11/15/50 (h)	6,700,000	3,517,500
1.875%, 02/15/51	27,500,000	15,367,773
1.875%, 11/15/51	2,400,000	1,326,563
2.000%, 02/15/50 (h)	6,400,000	3,751,500
2.000%, 08/15/51	19,300,000	11,056,035
2.250%, 08/15/49	29,239,400	18,337,444
2.375%, 11/15/49	16,970,000	10,899,911
2.375%, 05/15/51	19,070,400	12,018,077
2.750%, 08/15/42	39,000,000	30,104,648
2.750%, 11/15/42 (i) (j)	2,800,000	2,151,625
2.750%, 08/15/47 (h)	3,200,000	2,286,250
2.875%, 05/15/43	83,700,000	64,975,394
2.875%, 08/15/45 (h)	3,100,000	2,325,242
2.875%, 05/15/49	29,900,000	21,449,746
3.000%, 02/15/48 (h)	9,900,000	7,366,992
3.000%, 08/15/48 (h)	3,000,000	2,221,289
3.000%, 02/15/49	20,000,000	14,732,812
3.125%, 08/15/44	112,000,000	88,646,251
3.125%, 05/15/48 (h)	3,400,000	2,582,273
3.250%, 05/15/42	10,500,000	8,756,836
3.375%, 05/15/44	12,200,000	10,068,813
3.375%, 11/15/48 (j)	6,500,000	5,142,871
3.875%, 02/15/43	14,400,000	12,954,375
4.000%, 11/15/42	9,232,000	8,461,705
4.250%, 05/15/39	9,600,000	9,404,250
4.250%, 08/15/54	11,300,000	10,216,789
4.375%, 11/15/39	57,100,000	56,330,488
4.375%, 05/15/41	1,167,000	1,137,096
4.375%, 08/15/43	8,833,000	8,437,240
4.500%, 08/15/39	15,100,000	15,125,953
4.500%, 11/15/54 (h)	5,100,000	4,810,336
4.625%, 02/15/40	12,800,000	12,939,000
4.625%, 05/15/44 (h) (i)	900,000	883,617
4.625%, 05/15/54	17,000,000	16,372,461
4.875%, 08/15/45 (k)	27,856,000	28,125,855
U.S. Treasury Inflation-Indexed Bonds
0.125%, 02/15/51 (l)	30,012,720	16,201,561
0.125%, 02/15/52 (l)	3,976,538	2,101,144
0.250%, 02/15/50 (l)	11,777,241	6,775,633
0.625%, 02/15/43 (l)	1,699,320	1,264,061
Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Inflation-Indexed Bonds
0.750%, 02/15/45 (l)	24,748,719	$18,036,298
0.875%, 02/15/47 (l)	7,283,250	5,249,068
1.000%, 02/15/46 (l)	2,610,733	1,967,382
1.000%, 02/15/49 (l)	2,846,470	2,046,899
1.375%, 02/15/44 (l)	7,264,296	6,079,890
1.500%, 02/15/53 (l)	4,600,218	3,585,489
2.125%, 02/15/54 (l)	13,048,455	11,719,890
2.375%, 02/15/55 (l)	2,579,450	2,446,848
U.S. Treasury Inflation-Indexed Notes
1.250%, 04/15/28 (h) (j) (l)	25,290,752	25,187,372
U.S. Treasury Notes
3.625%, 08/31/30 (i) (k) (m) (n)	57,960,000	57,753,970
3.625%, 09/30/30 (i)	53,270,000	53,063,995
3.875%, 08/31/32 (j)	1,150,000	1,146,990
4.250%, 08/15/35 (i)	238,000	239,711
U.S. Treasury STRIPS Coupon
Zero Coupon, 08/15/40	4,100,000	2,030,299
Zero Coupon, 05/15/41	1,000,000	474,187
Zero Coupon, 08/15/41	1,600,000	747,266
Zero Coupon, 11/15/41	300,000	137,832
Zero Coupon, 02/15/42	21,300,000	9,640,499
Total U.S. Treasury & Government Agencies (Cost $901,007,164)		768,947,571

Non-Agency Mortgage-Backed Securities—11.0%
Collateralized Mortgage Obligations — 5.6%
Adjustable Rate Mortgage Trust
4.768%, 11/25/35 (a)	101,481	70,953
American Home Mortgage Investment Trust
4.206%, 1M TSFR + 0.474%, 12/25/46 (a)	8,246,159	7,073,972
Banc of America Alternative Loan Trust
13.015%, -4x 1M TSFR + 27.942%, 11/25/46 (a)	295,453	321,654
Banc of America Funding Trust
4.787%, 01/20/47 (a)	37,748	32,646
5.301%, 05/25/35 (a)	133,150	125,048
5.798%, 02/20/36 (a)	303,527	289,749
Banc of America Mortgage Trust
6.000%, 05/25/37	3,565,386	2,835,928
Bayview MSR Opportunity Master Fund Trust
3.000%, 11/25/51 (144A) (a)	9,945,079	8,684,460
BCAP LLC Trust
4.266%, 1M TSFR + 0.534%, 05/25/47 (a)	2,752,469	2,680,986
5.250%, 02/26/36 (144A) (a)	1,842,491	690,917
Bear Stearns ALT-A Trust
4.397%, 11/25/36 (a)	1,341,978	734,746
4.474%, 11/25/36 (a)	1,201,096	600,281
4.714%, 05/25/36 (a)	962,845	452,744
4.791%, 09/25/35 (a)	313,155	166,451
5.406%, 05/25/35 (a)	190,411	182,505
Bear Stearns ARM Trust
5.978%, 10/25/35 (a)	349,330	348,626
Bear Stearns Structured Products, Inc. Trust
3.944%, 12/26/46 (a)	249,517	195,905
5.000%, 01/26/36 (a)	237,216	165,207
See accompanying notes to financial statements.
BHFTI-403

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Non-Agency Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Chase Home Lending Mortgage Trust
3.250%, 09/25/63 (144A) (a)	6,148,394	$5,544,814
Chase Mortgage Finance Trust
4.381%, 12/25/35 (a)	65,052	61,584
4.461%, 09/25/36 (a)	645,255	547,558
4.613%, 03/25/37 (a)	384,533	365,479
Chevy Chase Funding LLC Mortgage-Backed Certificates
4.096%, 1M TSFR + 0.364%, 08/25/35 (144A) (a)	5,736	5,612
CHL Mortgage Pass-Through Trust
4.103%, 09/20/36 (a)	976,682	866,788
4.246%, 1M TSFR + 0.514%, 04/25/46 (a)	898,683	847,993
4.486%, 1M TSFR + 0.754%, 03/25/35 (a)	173,408	168,360
5.750%, 06/25/37	873,925	389,161
Citicorp Mortgage Securities Trust
6.000%, 05/25/37	643,447	564,158
Citigroup Mortgage Loan Trust, Inc.
4.093%, 10/25/46 (a)	376,713	334,082
5.750%, 1Y H15 + 2.100%, 09/25/35 (a)	155,048	158,032
6.190%, 1Y H15 + 2.150%, 09/25/35 (a)	24,490	24,475
6.480%, 1Y H15 + 2.400%, 10/25/35 (a)	322,626	330,036
CitiMortgage Alternative Loan Trust
4.496%, 1M TSFR + 0.764%, 10/25/36 (a)	2,992,561	2,366,367
Countrywide Alternative Loan Trust
1.154%, -1x 1M TSFR + 4.886%, 05/25/35 (a) (b)	331,553	18,674
4.366%, 1M TSFR + 0.634%, 06/25/46 (a)	3,542,537	3,179,473
5.500%, 02/25/36	1,233,426	822,204
5.509%, 12M MTA + 1.480%, 01/25/36 (a)	278,183	268,091
6.000%, 03/25/35	5,758,097	4,525,160
6.000%, 1M TSFR + 6.000%, 08/25/36 (a)	1,285,871	1,231,578
6.000%, 02/25/37	7,331,068	2,710,518
6.000%, 04/25/37	2,526,887	1,106,741
6.000%, 07/25/37	3,787,045	1,933,539
Credit Suisse First Boston Mortgage Securities Corp.
4.869%, 03/25/32 (144A) (a)	16,065	15,578
CSFB Mortgage-Backed Pass-Through Certificates
6.000%, 11/25/35	752,492	551,247
CSMC Trust
3.467%, 10/27/36 (144A) (a)	6,062,125	5,603,424
DSLA Mortgage Loan Trust
5.015%, 07/19/44 (a)	119,119	113,161
First Horizon Mortgage Pass-Through Trust
5.998%, 08/25/35 (a)	46,244	30,507
GreenPoint MTA Trust
4.286%, 1M TSFR + 0.554%, 06/25/45 (a)	10,937	9,858
GS Mortgage-Backed Securities Corp. Trust
2.500%, 06/25/52 (144A) (a)	9,770,666	8,164,886
GS Mortgage-Backed Securities Trust
2.500%, 01/25/52 (144A) (a)	10,397,039	8,688,837
3.000%, 08/26/52 (144A) (a)	11,932,178	10,412,221
GSR Mortgage Loan Trust
4.151%, 04/25/36 (a)	723,718	426,343
4.521%, 01/25/36 (a)	957,928	902,650
4.951%, 09/25/35 (a)	4,466	4,277
6.000%, 03/25/32	32	33
HarborView Mortgage Loan Trust
4.286%, 1M TSFR + 0.554%, 05/19/35 (a)	248,319	242,044
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
IndyMac ARM Trust
5.653%, 01/25/32 (a)	522	$506
5.717%, 01/25/32 (a)	165	161
IndyMac INDX Mortgage Loan Trust
4.086%, 1M TSFR + 0.354%, 07/25/36 (a)	1,703,454	1,700,364
4.266%, 1M TSFR + 0.534%, 05/25/46 (a)	2,485,117	2,303,198
JP Morgan Alternative Loan Trust
4.206%, 1M TSFR + 0.474%, 05/25/36 (a)	632,870	532,766
JP Morgan Mortgage Trust
3.000%, 03/25/52 (144A) (a)	10,140,268	8,880,005
4.167%, 12/26/37 (144A) (a)	3,651,432	3,088,745
5.750%, 01/25/36	181,951	79,125
Lehman Mortgage Trust
4.446%, 1M TSFR + 0.714%, 08/25/36 (a)	2,563,987	1,759,656
Lehman XS Trust
4.246%, 1M TSFR + 0.514%, 03/25/47 (a)	8,132,332	7,136,751
MASTR Alternative Loan Trust
4.246%, 1M TSFR + 0.514%, 03/25/36 (a)	605,996	50,821
6.500%, 02/25/35	1,708,953	1,776,627
MASTR Asset Securitization Trust
6.000%, 06/25/36	146,462	77,984
MetLife Securitization Trust
3.750%, 03/25/57 (144A) (a)	2,569,002	2,515,462
Mill City Mortgage Loan Trust
3.250%, 08/25/59 (144A) (a)	8,400,000	7,623,821
Morgan Stanley Re-REMICS Trust
3.199%, 03/26/37 (144A) (e)	937,335	984,321
MortgageIT Mortgage Loan Trust
4.306%, 1M TSFR + 0.574%, 04/25/36 (a)	1,043,149	1,005,759
New Residential Mortgage Loan Trust
6.864%, 10/25/63 (144A) (e)	4,533,620	4,584,077
Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476%, 05/25/35 (e)	487,020	232,266
OBX Trust
4.496%, 1M TSFR + 0.764%, 06/25/57 (144A) (a)	3,037,338	2,977,938
6.120%, 11/25/62 (144A) (a)	4,900,303	4,885,015
PRKCM Trust
5.335%, 08/25/57 (144A) (a)	4,819,112	4,814,805
PRPM Trust
6.250%, 08/25/68 (144A) (e)	3,677,881	3,695,348
RBSSP Resecuritization Trust
4.309%, 1M TSFR + 0.354%, 06/27/36 (144A) (a)	1,676,159	1,677,446
Reperforming Loan Trust REMICS
4.186%, 1M TSFR + 0.454%, 06/25/35 (144A) (a)	292,668	284,444
Residential Asset Securitization Trust
6.000%, 06/25/36	2,862,259	1,038,717
Sequoia Mortgage Trust
4.486%, 1M TSFR + 0.754%, 04/19/27 (a)	28,998	28,746
4.548%, 1M TSFR + 0.814%, 07/20/33 (a)	31,132	31,262
Structured Adjustable Rate Mortgage Loan Trust
3.892%, 01/25/35 (a)	68,390	67,840
4.473%, 08/25/35 (a)	32,335	27,922
4.545%, 10/25/36 (a)	4,952,262	1,952,703
5.119%, 04/25/35 (a)	947,095	872,998
Structured Asset Mortgage Investments II Trust
4.346%, 1M TSFR + 0.614%, 07/19/35 (a)	102,864	101,532
See accompanying notes to financial statements.
BHFTI-404

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Non-Agency Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Towd Point Mortgage Funding - Granite 6 PLC
4.856%, SONIA + 0.925%, 07/20/53 (144A) (GBP) (a)	5,175,351	$6,982,382
Towd Point Mortgage Trust
3.750%, 07/25/62 (144A) (a)	4,354,489	4,183,723
UWM Mortgage Trust
2.500%, 11/25/51 (144A) (a)	18,460,657	15,701,728
2.500%, 12/25/51 (144A) (a)	10,195,007	8,513,626
WaMu Mortgage Pass-Through Certificates Trust
4.028%, 06/25/37 (a)	2,562,961	2,254,958
4.346%, 1M TSFR + 0.614%, 02/25/45 (a)	2,990,453	2,899,598
5.429%, 12M MTA + 1.400%, 06/25/42 (a)	16,647	15,745
Wells Fargo Mortgage-Backed Securities Trust
6.389%, 09/25/33 (a)	34,766	34,150
		196,563,362
Commercial Mortgage-Backed Securities — 5.4%
1211 Avenue of the Americas Trust
3.901%, 08/10/35 (144A)	12,100,000	11,676,499
225 Liberty Street Trust
3.597%, 02/10/36 (144A)	11,600,000	11,366,413
Arbor Multifamily Mortgage Securities Trust
2.756%, 05/15/53 (144A)	7,500,000	7,049,202
AREIT Trust
5.187%, SOFR30A + 1.250%, 01/20/37 (144A) (a)	5,801,226	5,790,630
5.978%, 1M TSFR + 2.242%, 06/17/39 (144A) (a)	6,790,565	6,797,586
Benchmark Mortgage Trust
2.955%, 01/15/55 (a)	12,646,000	12,134,539
3.458%, 03/15/55	13,000,000	12,107,118
4.016%, 03/15/52	13,000,000	12,797,281
4.443%, 05/15/55 (a)	11,000,000	10,778,722
COMM Mortgage Trust
3.545%, 02/10/36 (144A)	6,000,000	5,964,475
DBGS Mortgage Trust
3.843%, 04/10/37 (144A)	12,550,000	11,891,153
DC Office Trust
2.965%, 09/15/45 (144A)	1,000,000	907,333
DOLP Trust
2.956%, 05/10/41 (144A)	13,200,000	11,855,490
GS Mortgage Securities Corp. Trust
2.856%, 05/10/34 (144A)	7,552,013	6,623,004
GS Mortgage Securities Trust
3.278%, 11/10/49 (a)	137,635	137,392
3.602%, 10/10/49 (144A) (a)	13,346,000	12,493,189
JP Morgan Chase Commercial Mortgage Securities Trust
5.248%, 1M TSFR + 1.497%, 12/15/31 (144A) (a)	3,431,009	3,422,062
7.236%, 10/05/40 (144A)	5,800,000	6,108,023
Manhattan West Mortgage Trust
2.130%, 09/10/39 (144A)	12,300,000	11,834,339
Morgan Stanley Bank of America Merrill Lynch Trust
2.952%, 11/15/49	46,745	46,670
Morgan Stanley Capital I Trust
2.428%, 04/05/42 (144A) (a)	7,500,000	6,647,001
3.127%, 11/15/52	800,000	762,521
NYO Commercial Mortgage Trust
4.961%, 1M TSFR + 1.209%, 11/15/38 (144A) (a)	14,000,000	13,975,265
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Ready Capital Mortgage Financing LLC
5.046%, 1M TSFR + 1.314%, 11/25/36 (144A) (a)	1,070,837	$1,070,752
SG Commercial Mortgage Securities Trust
2.632%, 03/15/37 (144A)	7,100,000	6,798,338
		191,034,997
Total Non-Agency Mortgage-Backed Securities (Cost $424,558,486)		387,598,359

Foreign Government—8.9%
Banks — 0.1%
Korea Development Bank
4.642%, SOFR + 0.700%, 10/23/26 (a)	1,700,000	1,704,117
Diversified Financial Services — 0.0%
CPPIB Capital, Inc.
4.300%, 06/02/34 (CAD)	1,900,000	1,445,332
Regional Government — 0.6%
New South Wales Treasury Corp.
1.750%, 03/20/34 (AUD)	5,700,000	2,945,470
4.750%, 02/20/37 (AUD)	1,100,000	689,695
Province of Ontario
3.800%, 12/02/34 (CAD)	945,000	691,322
Province of Quebec
4.450%, 09/01/34 (CAD)	12,700,000	9,722,433
Queensland Treasury Corp.
1.500%, 08/20/32 (144A) (AUD)	5,600,000	3,015,402
4.500%, 08/22/35 (144A) (AUD)	1,400,000	874,327
Treasury Corp. of Victoria
2.250%, 09/15/33 (AUD)	2,700,000	1,473,189
		19,411,838
Sovereign — 8.2%
Australia Government Bonds
2.750%, 06/21/35 (AUD)	14,300,000	8,109,826
Brazil Government International Bonds
6.125%, 03/15/34	7,800,000	7,873,296
Brazil Letras do Tesouro Nacional
Zero Coupon, 04/01/26 (BRL)	36,500,000	6,442,908
Canada Government Bonds
3.000%, 06/01/34 (CAD)	10,000,000	7,120,323
3.250%, 12/01/34 (CAD)	5,105,000	3,691,162
Chile Government International Bonds
4.340%, 03/07/42	12,500,000	11,105,000
European Union
2.875%, 10/05/29 (EUR)	15,200,000	18,110,532
Italy Buoni Poliennali Del Tesoro
1.300%, 05/15/28 (144A) (EUR) (l)	26,885,969	31,880,379
Ivory Coast Government International Bonds
5.875%, 10/17/31 (144A) (EUR)	4,900,000	5,797,727
Japan Bank for International Cooperation
2.875%, 07/21/27	11,200,000	11,056,477
Japan Government Forty Year Bonds
2.200%, 03/20/64 (JPY)	724,000,000	3,361,442
See accompanying notes to financial statements.
BHFTI-405

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Foreign Government—(Continued)
Asset-Backed Securities—7.8%
Security Description	Principal Amount*	Value

Sovereign—(Continued)
Japan Government Thirty Year Bonds
2.300%, 12/20/54 (JPY)	1,270,000,000	$6,510,372
2.400%, 03/20/55 (JPY)	1,394,800,000	7,313,528
2.800%, 06/20/55 (JPY)	980,000,000	5,600,152
3.200%, 09/20/55 (JPY)	420,000,000	2,600,546
Japan Government Twenty Year Bonds
2.000%, 12/20/44 (JPY)	1,670,000,000	9,276,368
2.400%, 03/20/45 (JPY)	923,600,000	5,457,931
Kuwait International Government Bonds
4.016%, 10/09/28 (144A)	2,000,000	2,002,490
4.136%, 10/09/30 (144A)	2,000,000	1,999,159
4.652%, 10/09/35 (144A)	1,500,000	1,497,929
Mexico Government International Bonds
3.500%, 09/19/29 (EUR)	2,600,000	3,046,941
4.500%, 03/19/34 (EUR)	2,600,000	3,047,431
5.125%, 03/19/38 (EUR)	1,000,000	1,168,627
6.000%, 05/07/36	2,400,000	2,431,200
Peru Government International Bonds
5.400%, 08/12/34 (PEN)	14,400,000	4,266,596
6.150%, 08/12/32 (144A) (PEN)	66,510,000	21,341,466
6.950%, 08/12/31 (PEN)	7,920,000	2,618,401
6.950%, 08/12/31 (144A) (PEN)	1,680,000	555,418
Qatar Government International Bonds
5.103%, 04/23/48	1,500,000	1,479,862
Republic of Poland Government International Bonds
5.125%, 09/18/34	3,900,000	3,994,244
Republic of South Africa Government Bonds
6.250%, 03/31/36 (ZAR)	17,000,000	871,447
7.000%, 02/28/31 (ZAR)	95,400,000	5,623,245
8.500%, 01/31/37 (ZAR)	63,800,000	3,815,539
8.750%, 01/31/44 (ZAR)	4,040,000	233,358
8.750%, 02/28/48 (ZAR)	16,900,000	981,005
8.875%, 02/28/35 (ZAR)	357,520,000	22,462,989
9.000%, 01/31/40 (ZAR)	14,340,000	867,204
Republic of South Africa Government International Bonds
7.100%, 11/19/36 (144A)	3,000,000	3,221,520
Romania Government International Bonds
5.250%, 03/10/30 (144A) (EUR)	2,600,000	3,198,652
5.375%, 03/22/31 (144A) (EUR)	3,050,000	3,729,143
5.375%, 06/07/33 (144A) (EUR)	600,000	712,835
5.625%, 05/30/37 (144A) (EUR)	4,100,000	4,695,273
Saudi Government International Bonds
4.750%, 01/18/28 (144A)	6,000,000	6,077,311
4.750%, 01/16/30 (144A)	7,800,000	7,951,008
5.000%, 01/18/53 (144A)	6,000,000	5,342,508
U.K. Gilts
4.375%, 07/31/54 (GBP)	17,254,000	20,389,070
		290,929,840
Total Foreign Government (Cost $307,324,089)		313,491,127

Security Description	Principal Amount*	Value

Asset-Backed - Automobile — 0.2%
Citizens Auto Receivables Trust
5.840%, 01/18/28 (144A)	2,222,786	$2,236,091
Ford Credit Auto Lease Trust
5.050%, 06/15/27	1,400,000	1,405,932
Hyundai Auto Lease Securitization Trust
5.020%, 03/15/27 (144A)	765,008	766,635
Toyota Auto Loan Extended Note Trust
4.930%, 06/25/36 (144A)	3,900,000	3,990,183
		8,398,841
Asset-Backed - Home Equity — 0.7%
ABFC Trust
4.546%, 1M TSFR + 0.814%, 06/25/34 (a)	761,501	764,022
4.671%, 1M TSFR + 0.939%, 07/25/35 (a)	3,773,039	3,627,974
Accredited Mortgage Loan Trust
4.136%, 1M TSFR + 0.404%, 07/25/34 (a)	1,744,169	1,717,119
ACE Securities Corp. Home Equity Loan Trust
4.146%, 1M TSFR + 0.414%, 04/25/36 (a)	998,403	978,434
4.146%, 1M TSFR + 0.414%, 07/25/36 (a)	7,477,637	2,499,672
Asset-Backed Securities Corp. Home Equity Loan Trust
3.926%, 1M TSFR + 0.194%, 05/25/37 (a)	16,119	11,634
Bear Stearns Asset-Backed Securities I Trust
4.851%, 1M TSFR + 1.119%, 06/25/35 (a)	698,467	689,798
Bear Stearns Asset-Backed Securities Trust
4.646%, 1M TSFR + 0.914%, 10/27/32 (a)	239	239
Citigroup Mortgage Loan Trust, Inc.
4.166%, 1M TSFR + 0.434%, 12/25/36 (144A) (a)	4,999,901	2,816,204
HSI Asset Securitization Corp. Trust
4.186%, 1M TSFR + 0.454%, 12/25/36 (a)	8,002,155	1,842,926
IXIS Real Estate Capital Trust
4.791%, 1M TSFR + 1.059%, 02/25/35 (a)	668,490	685,801
MASTR Asset-Backed Securities Trust
3.946%, 1M TSFR + 0.214%, 08/25/36 (a)	4,455,325	1,494,719
4.166%, 1M TSFR + 0.434%, 08/25/36 (a)	2,884,649	972,699
Merrill Lynch Mortgage Investors Trust
4.346%, 1M TSFR + 0.614%, 07/25/37 (a)	8,145,793	1,667,108
Morgan Stanley ABS Capital I, Inc. Trust
3.906%, 1M TSFR + 0.234%, 05/25/37 (a)	78,448	71,857
NovaStar Mortgage Funding Trust
4.046%, 1M TSFR + 0.314%, 09/25/37 (a)	1,724,438	1,706,341
Option One Mortgage Accept Corp. Asset Back Certificates
4.486%, 1M TSFR + 0.754%, 08/25/33 (a)	5,745	6,037
Option One Mortgage Loan Trust
4.126%, 1M TSFR + 0.394%, 01/25/37 (a)	3,540,277	2,311,567
Renaissance Home Equity Loan Trust
3.383%, 1M TSFR + 0.994%, 08/25/33 (a)	49,047	45,126
Residential Asset Securities Corporation Trust
4.426%, 1M TSFR + 0.694%, 06/25/33 (a)	395,438	389,995
		24,299,272
Asset-Backed - Other — 6.6%
Arbour CLO DAC
3.394%, 3M EURIBOR + 1.330%, 05/15/38 (144A) (EUR) (a)	5,500,000	6,466,980
See accompanying notes to financial statements.
BHFTI-406

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
ARES European CLO X DAC
2.789%, 3M EURIBOR + 0.780%, 10/15/31 (144A) (EUR) (a)	3,839,070	$4,507,587
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
4.606%, 1M TSFR + 0.874%, 02/25/36 (a)	3,268,719	2,689,700
Capital Four U.S. CLO II Ltd.
5.784%, 3M TSFR + 1.900%, 01/20/37 (144A) (a)	8,200,000	8,202,632
Carlyle U.S. CLO Ltd.
4.938%, 3M TSFR + 1.080%, 01/25/35 (144A) (a)	4,150,000	4,153,046
Countrywide Asset-Backed Certificates Trust
4.126%, 1M TSFR + 0.394%, 02/25/37 (a)	1,175,702	1,129,710
4.126%, 1M TSFR + 0.254%, 07/25/37 (a)	4,418,084	4,091,497
4.126%, 1M TSFR + 0.394%, 04/25/47 (a)	1,126,622	1,105,345
4.242%, 10/25/46 (a)	368,095	385,429
4.286%, 1M TSFR + 0.554%, 09/25/37 (a)	1,401,861	1,493,770
4.357%, 10/25/32 (a) (f) (g)	377	0
Dewolf Park CLO Ltd.
5.086%, 3M TSFR + 1.182%, 10/15/30 (144A) (a)	589,858	589,689
Dryden 54 Senior Loan Fund
5.034%, 3M TSFR + 1.150%, 10/19/29 (144A) (a)	1,345,055	1,344,659
First Franklin Mortgage Loan Trust
4.126%, 1M TSFR + 0.394%, 12/25/36 (a)	4,104,500	1,654,688
4.156%, 1M TSFR + 0.424%, 10/25/36 (a)	16,185,831	13,612,593
4.776%, 1M TSFR + 1.044%, 10/25/34 (a)	1,825,726	1,808,362
5.271%, 1M TSFR + 1.539%, 10/25/34 (a)	1,051,488	1,063,402
GoodLeap Sustainable Home Solutions Trust
4.000%, 04/20/49 (144A)	8,714,376	7,757,273
GreenSky Home Improvement Issuer Trust
5.120%, 03/25/60 (144A)	3,055,774	3,069,557
GSAMP Trust
4.016%, 1M TSFR + 0.284%, 12/25/36 (a)	2,056,188	1,014,061
5.166%, 1M TSFR + 1.434%, 12/25/34 (a)	3,195,056	2,929,713
Harvest CLO XXV DAC
2.960%, 3M EURIBOR + 0.950%, 10/21/34 (144A) (EUR) (a)	9,060,000	10,621,269
Henley CLO VII DAC
3.055%, 3M EURIBOR + 0.990%, 04/25/34 (144A) (EUR) (a)	6,079,557	7,150,789
Home Equity Loan Trust
4.076%, 1M TSFR + 0.344%, 04/25/37 (a)	3,334,398	3,268,067
Home Equity Mortgage Loan Asset-Backed Trust
4.066%, 1M TSFR + 0.334%, 04/25/37 (a)	1,767,280	1,391,318
ICG U.S. CLO Ltd.
5.034%, 3M TSFR + 1.150%, 10/20/34 (144A) (a)	2,600,000	2,600,000
KKR CLO 16 Ltd.
4.988%, 3M TSFR + 1.140%, 10/20/34 (144A) (a)	9,900,000	9,904,851
KKR CLO 41 Ltd.
5.235%, 3M TSFR + 1.330%, 04/15/35 (144A) (a)	6,000,000	5,999,940
KREF Ltd.
5.181%, 1M TSFR + 1.450%, 02/17/39 (144A) (a)	6,001,455	6,001,659
Long Beach Mortgage Loan Trust
4.166%, 1M TSFR + 0.434%, 05/25/36 (a)	26,514,957	7,647,651
4.366%, 1M TSFR + 0.634%, 08/25/45 (a)	358,819	356,507
4.626%, 1M TSFR + 0.894%, 08/25/35 (a)	4,599,617	4,561,161
Merrill Lynch First Franklin Mortgage Loan Trust
6.346%, 1M TSFR + 2.614%, 10/25/37 (a)	8,088,545	7,094,991
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
MF1 LLC
6.366%, 1M TSFR + 2.635%, 09/17/37 (144A) (a)	2,613,409	$2,614,619
MMAF Equipment Finance LLC
5.200%, 09/13/27 (144A)	2,279,057	2,285,056
Morgan Stanley ABS Capital I, Inc. Trust
4.096%, 1M TSFR + 0.364%, 07/25/36 (a)	2,166,199	1,961,101
4.146%, 1M TSFR + 0.414%, 06/25/36 (a)	134,483	119,223
4.466%, 1M TSFR + 0.734%, 12/25/35 (a)	446,763	441,509
Park Place Securities, Inc.
4.581%, 1M TSFR + 0.849%, 09/25/35 (a)	2,643,003	2,608,810
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.896%, 1M TSFR + 1.164%, 10/25/34 (a)	1,315,540	1,305,678
5.646%, 1M TSFR + 1.914%, 12/25/34 (a)	1,769,283	1,753,652
Romark CLO - IV Ltd.
5.067%, 3M TSFR + 1.140%, 07/10/34 (144A) (a)	6,200,000	6,195,852
Romark Credit Funding III Ltd.
5.539%, 09/15/42 (144A)	5,700,000	5,718,810
Saxon Asset Securities Trust
4.246%, 1M TSFR + 0.514%, 09/25/47 (a)	1,406,037	1,326,383
Securitized Asset-Backed Receivables LLC Trust
4.346%, 1M TSFR + 0.614%, 03/25/36 (a)	12,448,749	7,858,445
4.346%, 1M TSFR + 0.614%, 05/25/36 (a)	5,854,876	3,142,102
Soundview Home Loan Trust
4.066%, 1M TSFR + 0.334%, 02/25/37 (a)	1,947,245	511,667
Specialty Underwriting & Residential Finance Trust
4.386%, 1M TSFR + 0.384%, 04/25/37 (a)	2,227,084	1,649,710
Starwood Ltd.
5.334%, SOFR30A + 1.350%, 11/15/38 (144A) (a)	4,713,515	4,697,938
Structured Asset Investment Loan Trust
4.476%, 1M TSFR + 0.744%, 11/25/35 (a)	2,444,647	2,412,667
Structured Asset Securities Corp. Mortgage Loan Trust
5.646%, 1M TSFR + 1.914%, 08/25/37 (a)	14,818	14,863
Sunrun Demeter Issuer LLC
2.270%, 01/30/57 (144A)	10,676,036	9,733,170
Symphony CLO XXXII Ltd.
5.196%, 3M TSFR + 1.150%, 10/23/35 (144A) (a)	9,900,000	9,893,862
THL Credit Wind River CLO Ltd.
5.105%, 3M TSFR + 1.200%, 04/15/35 (144A) (a)	11,350,000	11,359,545
Toro European CLO 7 DAC
2.874%, 3M EURIBOR + 0.810%, 02/15/34 (144A) (EUR) (a)	12,071,598	14,151,175
U.S. Small Business Administration
6.220%, 12/01/28	186,949	191,688
Venture XXVII CLO Ltd.
5.196%, 3M TSFR + 1.312%, 07/20/30 (144A) (a)	293,932	293,878
Vibrant CLO XII Ltd.
5.034%, 3M TSFR + 1.150%, 04/20/34 (144A) (a)	5,000,000	4,997,550
		232,906,849
Asset-Backed - Student Loan — 0.3%
Nelnet Student Loan Trust
4.670%, 06/22/65 (144A)	4,491,569	4,473,480
5.268%, SOFR30A + 1.350%, 06/22/65 (144A) (a)	3,631,481	3,656,842
6.118%, SOFR30A + 2.200%, 02/20/41 (144A) (a)	1,762,693	1,800,153
See accompanying notes to financial statements.
BHFTI-407

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Asset-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—(Continued)
Nelnet Student Loan Trust
6.640%, 02/20/41 (144A)	1,855,466	$1,931,556
		11,862,031
Total Asset-Backed Securities (Cost $283,809,769)		277,466,993

Municipals—1.1%
Empire State Development Corp.
1.346%, 03/15/26	8,100,000	8,060,271
Louisiana Local Government Environmental Facilities & Community Development Authority
5.048%, 12/01/34	5,900,000	6,103,722
Sales Tax Securitization Corp.
3.007%, 01/01/33	10,100,000	9,222,266
3.057%, 01/01/34	2,000,000	1,798,362
State of Illinois, General Obligation Unlimited
6.725%, 04/01/35	4,400,000	4,661,090
Texas Natural Gas Securitization Finance Corp.
5.169%, 04/01/41	5,900,000	6,017,116
Tobacco Settlement Finance Authority
1.820%, 06/01/26	2,250,000	2,229,725
Total Municipals (Cost $38,841,020)		38,092,552

Floating Rate Loans (o)—0.2%
Commercial Services — 0.0%
Stepstone Group MidCo 2 GmbH
USD Term Loan B, 8.199% - 8.247%, 3M TSFR + 4.500%, 6M TSFR + 4.500%, 12/19/31 (p)	849,346	798,385
Investment Companies — 0.2%
Castlelake LP
First Lien Term Loan, 2.950%, 05/12/31 (g)	5,099,330	4,872,716
Total Floating Rate Loans (Cost $5,936,603)		5,671,101

Short-Term Investments—0.7%
Repurchase Agreements—0.7%
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 3.870%, due on 01/02/26, with a maturity value of $18,303,935; collateralized by U.S. Treasury Bill at 0.000%, maturing at 10/29/26, with a market value of $18,676,527	18,300,000	18,300,000
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $5,363,427; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $5,469,941	5,362,682	$5,362,682
Total Short-Term Investments (Cost $23,662,682)		23,662,682
Total Purchased Options—0.0% (q) (Cost $318,871)		265,225
Total Investments—136.4% (Cost $4,994,542,633)		4,824,057,719
Other assets and liabilities (net)—(36.4)%		(1,286,357,262)
Net Assets—100.0%		$3,537,700,457

*	Principal amount stated in U.S. dollars unless otherwise noted.
†
Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2025, the market value of restricted securities was
$882,703, which is 0.0% of net assets. See  details shown in the Restricted Securities table that follows.

(a)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(b)	Interest only security.
(c)
TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2025, these securities represent 0.0% of net assets.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2025, the market value of securities pledged was $45,903,212.
(i)	All or a portion of the security was pledged as collateral against open OTC derivative contracts. As of December 31, 2025, the market value of securities pledged was $4,369,665.
(j)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2025, the market value of securities pledged was $9,111,407.
(k)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2025, the market value of securities pledged was to $76,571,275.
(l)	Principal amount of security is adjusted for inflation.
(m)	All or a portion of the security was pledged as collateral against TBA securities. As of
See accompanying notes to financial statements.
BHFTI-408

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
December 31, 2025, the market value of securities pledged was $260,072.
(n)	All or a portion of this security has been transferred in a secured borrowing transaction.
(o)
Floating rate loans ("Senior Loans") often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(p)	The stated interest rates represent the range of rates applicable to the underlying contracts within the loan tranche as of December 31, 2025.
(q)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$1,069,920,971, which is 30.2% of net assets.

Restricted Securities	Acquisition Date	Principal Amount		Cost	Value
British Airways Pass-Through Trust, 4.125%, 03/20/33	10/01/19	USD	910,656	$943,127	$882,703
Reverse Repurchase Agreements
Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Deutsche Bank Securities, Inc.	3.910%	12/18/25	01/02/26	USD	(77,626,380)	$(77,626,380)
Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.
The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under a Master Repurchase Agreement ("MRA") on a net basis as of December 31, 2025 :
Counterparty	Reverse Repurchase Agreements	Collateral Pledged/ (Received)(a)	Net Amount (b)
Deutsche Bank Securities, Inc.	$(77,626,380)	$76,571,275	$(1,055,105)

(a)
Collateral with a value of $76,571,275 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$25,236,954,841	$624,813,379	$25 ,460,154,256	$825,363,138
Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2025 were as follows:
Purchases	Sales
$24,704,232,658	$24,996,617,824
See accompanying notes to financial statements.
BHFTI-409

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the Master Securities Forward Transaction Agreement ("MSFTA") and net of the related collateral pledged or received by the Portfolio as of December 31, 2025:
Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged/ (Received)(b)	Net Amount(c)
Goldman Sachs & Co.	$(52,300,409)	$51,516,223	$—	$(784,186)

(a)	Represents market value of borrowings as of December 31, 2025.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)
Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Reverse Repurchase Agreement
U.S. Treasury	$—	$(77,626,380)	$—	$—	$(77,626,380)
Secured Borrowing Transactions
U.S. Treasury	—	(52,300,409)	—	—	(52,300,409)
Total Borrowings	$—	$(129,926,789)	$—	$—	$(129,926,789)
Gross amount of recognized liabilities for secured borrowings transactions					$(129,926,789)
Investments in Derivative Instruments
Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	239,348,255	GSBU	02/03/26	USD	43,653,986	$(304,560)
CNH	8,873,719	BBP	01/05/26	USD	1,270,000	2,072
CNH	1,782,567	BNP	01/05/26	USD	255,000	536
CNH	11,299,000	BNP	01/21/26	USD	1,604,425	16,840
CNH	8,965,000	CBNA	01/21/26	USD	1,284,929	1,436
CNH	12,474,000	CBNA	01/21/26	USD	1,786,013	3,849
CNH	13,999,000	GSBU	01/21/26	USD	1,985,857	22,824
CNH	1,817,816	JPMC	01/05/26	USD	260,000	589
CNH	9,289,000	JPMC	01/21/26	USD	1,322,846	10,009
CNH	9,194,000	JPMC	01/21/26	USD	1,308,306	10,918
CNH	14,374,062	WBC	01/06/26	USD	2,060,000	561
CNY	945,809	JPMC	01/16/26	USD	134,338	1,078
EUR	916,000	CBNA	01/14/26	USD	1,075,787	1,155
IDR	9,094,150,910	BNP	01/22/26	USD	543,684	1,603
ILS	801,000	BNP	01/15/26	USD	250,387	1,124
ILS	5,720,170	DBAG	01/15/26	USD	1,792,932	3,176
INR	27,610,331	BNP	01/30/26	USD	304,972	1,601
INR	8,558,503	BNP	02/02/26	USD	95,000	8
INR	289,082,100	CBNA	01/30/26	USD	3,250,378	(40,540)
INR	267,261,023	CBNA	01/30/26	USD	3,000,236	(32,689)
INR	270,293,295	CBNA	01/30/26	USD	3,033,748	(32,532)
INR	199,195,110	CBNA	01/30/26	USD	2,236,539	(24,766)
INR	138,808,725	CBNA	01/30/26	USD	1,556,972	(15,702)
INR	81,267,890	CBNA	01/30/26	USD	912,031	(9,669)
INR	43,067,782	CBNA	01/30/26	USD	474,236	3,969
See accompanying notes to financial statements.
BHFTI-410

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Forward Foreign Currency Exchange Contracts — (Continued)
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
INR	323,882,384	CBNA	01/30/26	USD	3,585,308	$10,937
INR	275,313,817	DBAG	01/30/26	USD	3,093,657	(36,696)
INR	217,560,852	DBAG	01/30/26	USD	2,440,829	(25,131)
INR	43,356,480	GSBU	01/30/26	USD	480,000	1,411
INR	30,700,992	GSBU	01/30/26	USD	338,781	2,109
INR	43,236,960	GSBU	02/02/26	USD	480,000	(24)
INR	70,306,860	GSBU	02/02/26	USD	780,000	480
INR	198,301,529	JPMC	01/30/26	USD	2,226,756	(24,905)
INR	9,013,300	JPMC	02/02/26	USD	100,000	57
JPY	370,000,000	BOA	01/14/26	USD	2,394,221	(30,374)
KRW	2,573,582,773	DBAG	01/08/26	USD	1,751,988	34,699
KRW	4,215,721,153	DBAG	01/08/26	USD	2,868,755	57,973
KRW	1,540,598,809	JPMC	01/08/26	USD	1,073,663	(4,116)
MXN	56,680,000	BOA	02/24/26	USD	3,065,039	67,191
MXN	42,410,000	BOA	03/09/26	USD	2,313,132	27,463
MXN	37,862,000	BBP	02/23/26	USD	2,042,085	50,440
MXN	47,315,000	BBP	03/18/26	USD	2,555,102	53,825
MXN	22,438,000	GSBU	03/02/26	USD	1,209,550	29,668
MXN	23,782,000	GSBU	04/10/26	USD	1,290,269	17,998
MXN	18,781,000	GSBU	04/13/26	USD	1,016,348	16,485
MXN	31,665,000	GSBU	04/15/26	USD	1,718,070	22,932
MXN	424,993,418	JPMC	01/30/26	USD	22,850,337	693,961
MXN	12,729,118	JPMC	02/27/26	USD	685,692	17,529
MXN	8,661,424	JPMC	04/09/26	USD	470,525	5,997
MXN	6,028	SG	03/18/26	USD	322	11
MXN	12,612,320	UBSA	02/27/26	USD	679,642	17,127
MYR	583,272	BBP	01/22/26	USD	142,352	1,450
MYR	726,098	BBP	01/22/26	USD	176,580	2,434
MYR	126,291	GSBU	01/22/26	USD	30,780	356
NZD	13,699,000	CBNA	01/14/26	USD	7,928,530	(38,778)
NZD	4,416,000	CBNA	01/14/26	USD	2,542,967	368
NZD	3,266,943	CBNA	01/14/26	USD	1,876,152	5,400
NZD	4,084,000	MSIP	01/14/26	USD	2,334,537	17,587
PLN	2,220,000	BOA	01/16/26	USD	609,733	8,617
PLN	2,551,000	BOA	01/16/26	USD	696,381	14,165
PLN	5,228,007	BOA	01/16/26	USD	1,426,780	29,409
PLN	16,126,136	BBP	01/23/26	USD	4,426,548	64,922
PLN	1,563,000	BNP	01/16/26	USD	434,265	1,087
PLN	5,306,656	BNP	01/16/26	USD	1,473,956	4,139
PLN	1,713,413	BNP	01/16/26	USD	468,746	8,501
PLN	8,905,129	BNP	01/16/26	USD	2,418,623	61,777
PLN	1,114,000	CBNA	01/16/26	USD	310,034	255
PLN	2,230,000	GSBU	01/16/26	USD	610,741	10,395
PLN	2,982,399	GSBU	01/16/26	USD	814,459	16,247
PLN	12,225,278	GSBU	01/23/26	USD	3,346,036	58,963
PLN	5,346,168	JPMC	01/16/26	USD	1,454,906	34,195
PLN	8,907,498	JPMC	01/23/26	USD	2,412,067	68,860
PLN	5,380,306	UBSA	01/22/26	USD	1,498,820	(279)
PLN	8,386,035	UBSA	01/23/26	USD	2,288,534	47,154
SGD	57,044	GSBU	01/14/26	USD	44,131	275
THB	17,572	CBNA	01/21/26	USD	544	15
THB	4,539	GSBU	01/21/26	USD	142	2
THB	13,258,482	GSBU	01/21/26	USD	416,399	4,830
THB	18,832,085	GSBU	01/21/26	USD	581,505	16,802
TRY	342,255,459	BBP	01/09/26	USD	7,621,598	328,218
TRY	1,476,703	BBP	01/13/26	USD	32,746	1,450
TRY	22,639,845	BBP	01/15/26	USD	501,674	21,791
TRY	10,881,458	BBP	01/16/26	USD	240,959	10,441
TRY	2,998,581	BBP	01/22/26	USD	66,099	2,859
See accompanying notes to financial statements.
BHFTI-411

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Forward Foreign Currency Exchange Contracts — (Continued)
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
TRY	3,161,890	BBP	01/23/26	USD	70,099	$2,558
TRY	248,400,880	BBP	01/27/26	USD	5,501,376	189,146
TRY	16,273,372	BBP	02/02/26	USD	360,214	10,879
TRY	588,209,915	BBP	02/03/26	USD	13,014,357	388,763
TRY	52,489,280	BBP	02/09/26	USD	1,156,177	34,442
TRY	99,350,604	BBP	02/20/26	USD	2,176,498	58,577
TRY	37,131,307	BBP	02/24/26	USD	812,110	20,740
TRY	22,883,227	BBP	02/25/26	USD	500,508	12,378
TRY	54,196,956	BBP	02/26/26	USD	1,187,358	26,466
TRY	82,241,932	BBP	03/04/26	USD	1,807,594	26,165
TRY	6,296,534	BBP	03/11/26	USD	137,932	1,741
TRY	23,912,954	BBP	03/12/26	USD	523,111	6,949
TRY	49,051,402	BBP	03/16/26	USD	1,071,927	12,173
TRY	3,218,372	BBP	03/26/26	USD	69,948	666
TRY	23,645,105	GSBU	03/06/26	USD	519,987	6,453
TRY	11,018,617	JPMC	01/28/26	USD	244,209	8,019
TWD	52,843,414	BNP	01/20/26	USD	1,680,000	3,581
TWD	26,687,194	BNP	01/20/26	USD	843,313	6,936
TWD	54,688,270	BNP	01/20/26	USD	1,726,687	15,671
TWD	49,130,385	BNP	01/22/26	USD	1,574,122	(8,631)
TWD	40,244,571	BNP	01/30/26	USD	1,280,000	3,028
TWD	39,811,303	BNP	02/02/26	USD	1,270,000	(535)
TWD	7,984,347	BNP	02/02/26	USD	255,000	(403)
TWD	8,150,662	BNP	02/02/26	USD	260,000	(99)
TWD	64,703,230	BNP	02/05/26	USD	2,060,000	3,603
TWD	60,146,572	CBNA	01/22/26	USD	1,926,540	(10,029)
TWD	37,082,780	GSBU	01/12/26	USD	1,190,000	(9,170)
TWD	26,726,550	GSBU	01/20/26	USD	850,000	1,503
ZAR	14,176,863	BOA	01/26/26	USD	850,457	4,392
ZAR	19,642,366	BNP	01/26/26	USD	1,181,176	3,237
ZAR	13,115,739	BNP	01/26/26	USD	783,757	7,107
ZAR	5,281,000	CBNA	01/26/26	USD	310,574	7,864
ZAR	13,192,922	CBNA	01/26/26	USD	785,962	9,557
ZAR	13,087,022	DBAG	01/22/26	USD	778,438	10,929

Contracts to Deliver
AUD	26,914,300	BNP	01/14/26	USD	17,494,672	(467,810)
AUD	8,931,000	BNP	01/14/26	USD	5,885,155	(75,354)
AUD	37,282,803	JPMC	01/14/26	USD	24,363,641	(518,732)
AUD	1,363,000	JPMC	01/14/26	USD	900,713	(8,947)
AUD	10,772,000	MSIP	01/14/26	USD	7,148,591	(40,593)
BRL	1,200,000	BNP	04/02/26	USD	207,408	(7,082)
BRL	1,900,000	BNP	04/02/26	USD	332,980	(6,629)
BRL	1,200,000	BNP	04/02/26	USD	209,552	(4,938)
BRL	1,700,000	BNP	04/02/26	USD	301,900	(1,961)
BRL	249,473	GSBU	03/03/26	USD	45,347	413
BRL	4,700,000	GSBU	04/02/26	USD	812,404	(27,683)
BRL	4,700,000	GSBU	04/02/26	USD	815,070	(25,016)
BRL	3,500,000	GSBU	04/02/26	USD	612,177	(13,419)
BRL	1,400,000	GSBU	04/02/26	USD	251,130	892
BRL	6,100,000	GSBU	04/02/26	USD	1,096,215	5,890
BRL	10,100,000	GSBU	04/02/26	USD	1,817,626	12,333
CAD	79,066,368	CBNA	01/14/26	USD	56,173,044	(1,464,219)
CAD	89,719	CBNA	01/14/26	USD	63,779	(1,624)
CHF	302,000	BOA	01/14/26	USD	379,649	(1,947)
CHF	310,000	BOA	01/14/26	USD	390,801	(904)
CHF	443,674	BNP	01/14/26	USD	553,331	(7,278)
CHF	387,000	BNP	01/14/26	USD	491,435	2,436
See accompanying notes to financial statements.
BHFTI-412

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Forward Foreign Currency Exchange Contracts — (Continued)
Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CHF	2,094,951	GSBU	01/14/26	USD	2,613,061	$(34,042)
CHF	1,863,000	JPMC	01/14/26	USD	2,329,098	(24,920)
CHF	439,933	JPMC	01/14/26	USD	549,485	(6,399)
CNH	38,992,811	BNP	01/21/26	USD	5,533,289	(61,691)
CNH	26,933,841	GSBU	01/21/26	USD	3,827,952	(36,716)
CNH	56,114,182	JPMC	01/21/26	USD	7,964,090	(87,592)
CNH	56,040,891	JPMC	01/21/26	USD	7,960,693	(80,472)
DKK	7,125,000	JPMC	01/14/26	USD	1,111,988	(9,658)
EUR	5,016,000	BOA	01/14/26	USD	5,885,389	(11,929)
EUR	1,211,000	BBP	01/14/26	USD	1,405,258	(18,517)
EUR	127,930,448	SG	01/14/26	USD	148,112,755	(2,295,237)
GBP	458,000	CBNA	01/14/26	USD	605,822	(11,534)
GBP	1,022,000	JPMC	01/14/26	USD	1,373,096	(4,497)
GBP	22,850,000	SG	01/14/26	USD	30,109,719	(690,680)
ILS	3,760,461	BOA	02/19/26	USD	1,180,308	(571)
ILS	1,502,696	BBP	02/19/26	USD	466,460	(5,424)
ILS	2,322,000	BNP	01/15/26	USD	720,241	(8,857)
ILS	2,717,764	BNP	01/15/26	USD	856,108	2,742
ILS	3,495,920	CBNA	01/15/26	USD	1,068,494	(29,210)
ILS	1,480,000	CBNA	01/15/26	USD	461,181	(3,532)
ILS	2,514,141	DBAG	01/22/26	USD	781,579	(7,843)
ILS	5,718,718	DBAG	02/19/26	USD	1,792,932	(2,889)
ILS	2,207,357	GSBU	01/15/26	USD	683,202	(9,898)
ILS	5,447,142	GSBU	02/19/26	USD	1,690,618	(19,921)
ILS	4,674,587	JPMC	01/15/26	USD	1,436,081	(31,719)
ILS	3,511,795	JPMC	01/15/26	USD	1,071,486	(31,202)
ILS	3,603,603	JPMC	01/15/26	USD	1,105,608	(25,907)
ILS	3,142,979	JPMC	01/15/26	USD	963,138	(23,744)
ILS	3,176,599	JPMC	01/15/26	USD	987,463	(9,975)
INR	8,171,802	BOA	01/20/26	USD	90,000	(804)
INR	24,302,970	GSBU	01/08/26	USD	270,000	(318)
INR	68,529,200	GSBU	01/12/26	USD	760,000	(1,949)
INR	5,479,080	GSBU	01/20/26	USD	60,000	(883)
INR	2,739,990	GSBU	01/20/26	USD	30,000	(447)
INR	89,307,663	JPMC	01/30/26	USD	1,003,186	11,554
JPY	209,700,000	BOA	01/14/26	USD	1,348,454	8,728
JPY	64,700,000	BBP	01/14/26	USD	419,596	6,242
JPY	99,300,000	BBP	01/14/26	USD	641,313	6,907
JPY	158,200,000	BNP	01/14/26	USD	1,007,129	(3,576)
JPY	555,800,000	BNP	01/14/26	USD	3,596,887	46,005
JPY	264,700,000	JPMC	01/14/26	USD	1,706,367	15,258
JPY	2,009,195,742	MSIP	01/14/26	USD	12,904,176	67,874
JPY	3,179,958,425	SG	01/14/26	USD	20,332,358	16,314
KRW	380,583,088	BOA	01/08/26	USD	260,235	(3,982)
KRW	539,672,635	BOA	01/08/26	USD	372,298	(2,365)
KRW	144,988,367	BOA	01/08/26	USD	99,362	(1,295)
KRW	2,806,802,380	DBAG	01/08/26	USD	1,917,385	(31,213)
KRW	1,538,577,102	JPMC	02/13/26	USD	1,073,663	4,092
KRW	4,456,997,333	SG	01/08/26	USD	3,046,419	(47,812)
MXN	2,213,869	SG	03/18/26	USD	118,133	(3,939)
NOK	5,200,779	CBNA	01/14/26	USD	509,742	(6,263)
NZD	6,851,467	BNP	01/14/26	USD	3,893,195	(52,814)
NZD	1,972,000	BNP	01/14/26	USD	1,138,696	2,949
NZD	1,931,000	BNP	01/14/26	USD	1,116,044	3,911
NZD	1,368,000	GSBU	01/14/26	USD	792,523	4,642
NZD	1,465,000	JPMC	01/14/26	USD	851,436	7,690
PEN	14,176,248	CBNA	04/10/26	USD	4,088,673	(113,460)
See accompanying notes to financial statements.
BHFTI-413

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Forward Foreign Currency Exchange Contracts — (Continued)
Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
PEN	24,571,722	CBNA	05/26/26	USD	6,890,942	$(380,640)
PEN	14,916,445	CBNA	07/24/26	USD	4,351,990	(51,994)
PEN	21,882,000	DBAG	01/26/26	USD	6,110,242	(394,868)
PEN	6,096,326	GSBU	03/18/26	USD	1,793,354	(15,528)
PLN	3,834,696	BOA	01/16/26	USD	1,048,599	(19,502)
PLN	5,014,098	BNP	01/16/26	USD	1,374,366	(22,242)
PLN	3,834,015	CBNA	01/16/26	USD	1,050,242	(17,670)
PLN	24,715	CBNA	01/16/26	USD	6,738	(146)
PLN	7,569,969	JPMC	01/16/26	USD	2,061,735	(46,775)
PLN	1,599,000	JPMC	01/16/26	USD	440,030	(5,350)
PLN	4,131	MSIP	01/16/26	USD	1,153	2
SEK	1,950,000	CBNA	01/14/26	USD	207,180	(4,726)
SGD	53,007,518	SG	01/14/26	USD	40,916,174	(347,726)
THB	12,645,806	BOA	01/21/26	USD	390,483	(11,281)
TRY	1,463,797	JPMC	01/28/26	USD	32,558	(950)
TWD	71,182,740	BOA	01/22/26	USD	2,334,243	66,076
TWD	25,427,392	BNP	01/22/26	USD	836,978	26,759
TWD	25,483,669	BNP	01/22/26	USD	841,184	29,172
TWD	35,058,827	BNP	01/22/26	USD	1,148,265	31,150
TWD	30,121,806	BNP	01/22/26	USD	992,972	33,171
TWD	50,930,357	BNP	01/22/26	USD	1,682,369	59,524
TWD	218,251,004	BNP	01/22/26	USD	7,183,326	228,975
TWD	30,202,395	BNP	03/18/26	USD	972,514	6,714
TWD	23,307,794	CBNA	01/22/26	USD	772,626	29,946
TWD	55,296,136	CBNA	01/22/26	USD	1,805,293	43,337
TWD	52,330,457	CBNA	01/22/26	USD	1,716,034	48,576
TWD	52,320,995	CBNA	01/22/26	USD	1,721,799	54,643
TWD	72,571,772	CBNA	01/22/26	USD	2,393,686	81,259
TWD	72,977,533	CBNA	01/22/26	USD	2,408,261	82,905
TWD	32,826,106	CBNA	03/18/26	USD	1,054,654	4,954
TWD	8,776,600	GSBU	01/08/26	USD	280,000	610
ZAR	45,946,472	BBP	01/26/26	USD	2,652,477	(118,044)
ZAR	13,112,259	BNP	01/22/26	USD	783,757	(7,132)
ZAR	81,880,411	DBAG	01/26/26	USD	4,699,262	(238,036)
ZAR	42,219,406	GSBU	01/26/26	USD	2,448,876	(96,907)
ZAR	72,264,526	JPMC	01/26/26	USD	4,211,121	(146,349)
ZAR	80,207,320	UBSA	01/26/26	USD	4,611,816	(224,596)
Net Unrealized Depreciation						$(5,337,149)
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/16/26	360	AUD	39,414,261	$48,736
Canada Government Bond 10 Year Futures	03/20/26	229	CAD	27,688,390	(236,518)
U.K. Long Gilt Bond Futures	03/27/26	256	GBP	23,390,720	257,893
U.S. Treasury Note 2 Year Futures	03/31/26	238	USD	49,691,797	9,325
U.S. Treasury Note 5 Year Futures	03/31/26	3,045	USD	332,832,775	(354,203)
U.S. Treasury Note 10 Year Futures	03/20/26	4,044	USD	454,697,250	(1,222,386)
U.S. Treasury Ultra Long Bond Futures	03/20/26	65	USD	7,670,000	(95,564)
See accompanying notes to financial statements.
BHFTI-414

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Futures Contracts — (Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	03/06/26	(59)	EUR	(7,526,630)	$121,649
U.S. Treasury Note Ultra 10 Year Futures	03/20/26	(752)	USD	(86,491,750)	386,190
Net Unrealized Depreciation					$(1,084,878)
Purchased Options
Foreign Currency Options	Strike Price		Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
KRW Call/USD Put	KRW	1,410.000	02/27/26	BOA	23,812,000	USD	23,812,000	$169,755	$134,227	$(35,528)
KRW Call/USD Put	KRW	1,412.000	02/24/26	BNP	382,000	USD	382,000	2,530	2,135	(395)
KRW Call/USD Put	KRW	1,412.000	02/24/26	BBP	3,998,000	USD	3,998,000	27,067	22,341	(4,726)
KRW Call/USD Put	KRW	1,413.000	02/27/26	BOA	11,629,000	USD	11,629,000	78,438	71,716	(6,722)
KRW Call/USD Put	KRW	1,415.000	02/19/26	BOA	6,069,000	USD	6,069,000	41,081	34,806	(6,275)
Totals								$318,871	$265,225	$(53,646)
Written Options
Foreign Currency Options	Strike Price		Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
KRW Call/USD Put	KRW	1,372.000	02/24/26	BBP	(3,998,000)	USD	(3,998,000)	$(8,916)	$(5,873)	$3,043
KRW Call/USD Put	KRW	1,372.000	02/24/26	BNP	(382,000)	USD	(382,000)	(837)	(561)	276
KRW Call/USD Put	KRW	1,375.000	02/19/26	BOA	(6,069,000)	USD	(6,069,000)	(13,922)	(8,806)	5,116
KRW Call/USD Put	KRW	1,375.000	02/27/26	BOA	(23,812,000)	USD	(23,812,000)	(67,030)	(43,647)	23,383
KRW Call/USD Put	KRW	1,375.000	02/27/26	BOA	(11,629,000)	USD	(11,629,000)	(26,921)	(21,316)	5,605
Totals								$(117,626)	$(80,203)	$37,423

Interest Rate Swaptions	Strike Rate	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 10 Yr. IRS	3.548%	12M SOFR	Receive	01/02/26	GSBU	(2,500,000)	USD	(2,500,000)	$(6,100)	$—	$6,100
Call - OTC - 10 Yr. IRS	3.551%	12M SOFR	Receive	01/05/26	BNP	(2,500,000)	USD	(2,500,000)	(5,844)	(3)	5,841
Call - OTC - 10 Yr. IRS	3.578%	12M SOFR	Receive	01/12/26	GSBU	(2,400,000)	USD	(2,400,000)	(5,280)	(295)	4,985
Call - OTC - 10 Yr. IRS	3.622%	12M SOFR	Receive	01/29/26	BNP	(2,400,000)	USD	(2,400,000)	(5,130)	(3,158)	1,972
Call - OTC - 10 Yr. IRS	3.625%	12M SOFR	Receive	01/08/26	MSCS	(2,500,000)	USD	(2,500,000)	(6,375)	(258)	6,117
Call - OTC - 10 Yr. IRS	3.625%	12M SOFR	Receive	01/08/26	BNP	(2,200,000)	USD	(2,200,000)	(5,610)	(227)	5,383
Call - OTC - 10 Yr. IRS	3.639%	12M SOFR	Receive	01/12/26	MSCS	(2,400,000)	USD	(2,400,000)	(5,670)	(883)	4,787
Call - OTC - 10 Yr. IRS	3.648%	12M SOFR	Receive	01/15/26	GSBU	(2,400,000)	USD	(2,400,000)	(6,486)	(1,502)	4,984
Put - OTC - 10 Yr. IRS	3.831%	12M SOFR	Pay	01/05/26	BNP	(2,500,000)	USD	(2,500,000)	(5,844)	(3,480)	2,364
Put - OTC - 10 Yr. IRS	3.848%	12M SOFR	Pay	01/02/26	GSBU	(2,500,000)	USD	(2,500,000)	(6,100)	(800)	5,300
Put - OTC - 10 Yr. IRS	3.878%	12M SOFR	Pay	01/12/26	GSBU	(2,400,000)	USD	(2,400,000)	(5,280)	(3,436)	1,844
Put - OTC - 10 Yr. IRS	3.882%	12M SOFR	Pay	01/29/26	BNP	(2,400,000)	USD	(2,400,000)	(5,130)	(7,828)	(2,698)
Put - OTC - 10 Yr. IRS	3.919%	12M SOFR	Pay	01/12/26	MSCS	(2,400,000)	USD	(2,400,000)	(5,670)	(1,782)	3,888
Put - OTC - 10 Yr. IRS	3.925%	12M SOFR	Pay	01/08/26	MSCS	(2,500,000)	USD	(2,500,000)	(6,375)	(825)	5,550
Put - OTC - 10 Yr. IRS	3.925%	12M SOFR	Pay	01/08/26	BNP	(2,200,000)	USD	(2,200,000)	(5,610)	(726)	4,884
Put - OTC - 10 Yr. IRS	3.928%	12M SOFR	Pay	01/15/26	GSBU	(2,400,000)	USD	(2,400,000)	(6,487)	(2,217)	4,270
Totals									$(92,991)	$(27,420)	$65,571
See accompanying notes to financial statements.
BHFTI-415

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Written Options — (Continued)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Euro-Bund Futures	EUR	130.500	01/23/26	(22)	EUR	(22,000)	$(11,918)	$(1,034)	$10,884
Call - U.S. Treasury Note 10 Year Futures	USD	113.500	01/23/26	(203)	USD	(203,000)	(42,376)	(22,203)	20,173
Put - Euro-Bund Futures	EUR	127.500	01/23/26	(22)	EUR	(22,000)	(11,158)	(15,513)	(4,355)
Put - U.S. Treasury Note 10 Year Futures	USD	111.500	01/23/26	(124)	USD	(124,000)	(24,399)	(15,500)	8,899
Put - U.S. Treasury Note 10 Year Futures	USD	112.000	01/23/26	(79)	USD	(79,000)	(13,484)	(20,984)	(7,500)
Totals							$(103,335)	$(75,234)	$28,101

OTC Options on Securities	Counterparty	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Uniform Mortgage-Backed Securities, 4.000%, TBA	GSC	USD	97.375	01/07/26	(2,500,000)	USD	(2,500,000)	$(6,933)	$—	$6,933
Call - Uniform Mortgage-Backed Securities, 4.000%, TBA	GSC	USD	97.375	01/07/26	(2,500,000)	USD	(2,500,000)	(6,836)	—	6,836
Totals								$(13,769)	$—	$13,769
Centrally Cleared Interest Rate Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day CDI	Maturity	11.496%	Maturity	01/04/27	BRL	22,200,000	$(152,339)	$—	$(152,339)
Pay	1-Day CDI	Maturity	11.528%	Maturity	01/04/27	BRL	23,900,000	(161,349)	—	(161,349)
Pay	1-Day CDI	Maturity	11.548%	Maturity	01/04/27	BRL	190,300,000	(1,265,909)	—	(1,265,909)
Pay	1-Day CDI	Maturity	13.291%	Maturity	01/02/29	BRL	71,500,000	(67,477)	(886)	(66,591)
Pay	1-Day CDI	Maturity	13.320%	Maturity	01/02/29	BRL	7,500,000	(5,665)	—	(5,665)
Pay	1-Day CDI	Maturity	13.354%	Maturity	01/02/29	BRL	10,300,000	(3,363)	—	(3,363)
Pay	1-Day CDI	Maturity	13.400%	Maturity	01/02/29	BRL	95,500,000	11,595	(2,303)	13,898
Pay	1-Day CDI	Maturity	13.926%	Maturity	01/04/27	BRL	13,400,000	(11,317)	—	(11,317)
Pay	1-Day CDI	Maturity	13.927%	Maturity	01/04/27	BRL	129,800,000	(109,018)	1,167	(110,185)
Pay	1-Day CDI	Maturity	14.009%	Maturity	01/04/27	BRL	8,600,000	(4,106)	—	(4,106)
Pay	3M NZDBB	Semi-Annually	3.750%	Semi-Annually	06/15/27	NZD	41,800,000	348,412	(197,664)	546,076
Pay	3M NZDBB	Semi-Annually	4.250%	Semi-Annually	12/21/27	NZD	2,900,000	42,676	787	41,889
Pay	6M BBSW	Semi-Annually	4.000%	Semi-Annually	03/19/35	AUD	13,400,000	(489,329)	(13,437)	(475,892)
Pay	6M BBSW	Semi-Annually	4.500%	Semi-Annually	03/20/34	AUD	11,800,000	(91,561)	(265,631)	174,070
Pay	6M BBSW	Semi-Annually	4.500%	Semi-Annually	09/18/34	AUD	21,100,000	(200,797)	84,159	(284,956)
Pay	6M BBSW	Semi-Annually	4.500%	Semi-Annually	09/20/33	AUD	22,600,000	(138,051)	(213,659)	75,608
Pay	6M EURIBOR	Annually	0.650%	Annually	04/12/27	EUR	27,000,000	(609,553)	—	(609,553)
Pay	6M EURIBOR	Annually	1.000%	Annually	05/13/27	EUR	23,700,000	(445,177)	—	(445,177)
Pay	6M EURIBOR	Annually	1.000%	Annually	05/18/27	EUR	9,200,000	(175,293)	(109,095)	(66,198)
Pay	6M EURIBOR	Annually	2.460%	Annually	03/13/35	EUR	1,800,000	(71,446)	—	(71,446)
Pay	6M EURIBOR	Annually	2.610%	Annually	03/24/35	EUR	1,200,000	(30,748)	—	(30,748)
Pay	6M EURIBOR	Annually	2.750%	Annually	03/18/36	EUR	35,600,000	(743,842)	417	(744,259)
Receive	12M ESTR	Annually	2.050%	Annually	10/05/29	EUR	3,000,000	19,440	—	19,440
Receive	12M ESTR	Annually	2.056%	Annually	10/05/29	EUR	4,300,000	26,708	—	26,708
Receive	12M SOFR	Annually	1.750%	Annually	06/15/32	USD	57,000,000	5,943,284	5,674,775	268,509
Receive	12M SOFR	Annually	1.750%	Annually	12/21/52	USD	62,900,000	24,893,844	10,558,805	14,335,039
Receive	12M SOFR	Annually	3.250%	Annually	06/18/30	USD	45,500,000	340,876	580,823	(239,947)
Receive	12M SOFR	Annually	3.250%	Annually	06/18/55	USD	25,400,000	3,987,346	2,326,254	1,661,092
Receive	12M SOFR	Annually	3.500%	Annually	06/20/54	USD	63,100,000	7,163,994	1,694,630	5,469,364
Receive	12M SOFR	Annually	3.500%	Annually	12/18/54	USD	2,810,000	319,893	69,065	250,828
Receive	12M SOFR	Annually	3.551%	Annually	09/17/35	USD	2,500,000	47,915	—	47,915
Receive	12M SOFR	Annually	3.585%	Annually	10/31/30	USD	58,300,000	(337,595)	—	(337,595)
Receive	12M SOFR	Annually	3.640%	Annually	08/15/35	USD	4,400,000	47,948	8,794	39,154
See accompanying notes to financial statements.
BHFTI-416

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Centrally Cleared Interest Rate Swap Contracts — (Continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	12M SOFR	Annually	3.655%	Annually	05/31/28	USD	63,500,000	$(496,139)	$—	$(496,139)
Receive	12M SOFR	Annually	3.667%	Annually	05/31/28	USD	23,000,000	(185,849)	—	(185,849)
Receive	12M SOFR	Annually	3.694%	Annually	04/30/31	USD	27,750,000	(290,372)	—	(290,372)
Receive	12M SOFR	Annually	3.700%	Annually	08/15/35	USD	4,200,000	25,948	(3,695)	29,643
Receive	12M SOFR	Annually	3.715%	Annually	08/15/35	USD	7,270,000	36,338	18,503	17,835
Receive	12M SOFR	Annually	3.717%	Annually	08/15/33	USD	20,800,000	(88,725)	—	(88,725)
Receive	12M SOFR	Annually	3.722%	Annually	10/31/30	USD	3,200,000	(37,950)	—	(37,950)
Receive	12M SOFR	Annually	3.727%	Annually	10/31/30	USD	7,300,000	(88,175)	—	(88,175)
Receive	12M SOFR	Annually	3.732%	Annually	10/31/30	USD	5,400,000	(66,406)	—	(66,406)
Receive	12M SOFR	Annually	3.739%	Annually	10/31/30	USD	8,000,000	(101,001)	—	(101,001)
Receive	12M SOFR	Annually	3.750%	Annually	05/15/32	USD	67,167,000	(710,490)	(68,924)	(641,566)
Receive	12M SOFR	Annually	3.750%	Annually	12/18/29	USD	60,700,000	(794,102)	(891,597)	97,495
Receive	12M SOFR	Annually	3.753%	Annually	08/15/33	USD	11,300,000	(75,295)	—	(75,295)
Receive	12M SOFR	Annually	3.763%	Annually	08/15/33	USD	13,400,000	(98,331)	—	(98,331)
Receive	12M SOFR	Annually	3.899%	Annually	03/11/35	USD	580,000	(6,614)	—	(6,614)
Receive	12M SOFR	Annually	3.930%	Annually	03/24/35	USD	5,700,000	(77,882)	—	(77,882)
Receive	12M SOFR	Annually	4.095%	Annually	02/18/35	USD	4,430,000	(119,014)	—	(119,014)
Receive	12M SONIA	Annually	4.500%	Annually	03/18/56	GBP	3,600,000	(28,072)	(70,445)	42,373
Receive	12M TONA	Annually	1.250%	Annually	06/18/32	JPY	7,670,000,000	1,083,225	(1,310,302)	2,393,527
Receive	1-Day CDI	Maturity	13.000%	Maturity	01/02/29	BRL	31,700,000	40,323	—	40,323
Receive	1-Day CDI	Maturity	13.017%	Maturity	01/02/29	BRL	130,500,000	158,635	—	158,635
Receive	6M CORRA	Semi-Annually	2.740%	Semi-Annually	06/01/34	CAD	2,800,000	48,368	—	48,368
Receive	6M CORRA	Semi-Annually	3.000%	Semi-Annually	06/01/33	CAD	3,900,000	(2,454)	12,403	(14,857)
Receive	6M CORRA	Semi-Annually	3.000%	Semi-Annually	06/01/34	CAD	2,000,000	6,407	676	5,731
Receive	6M CORRA	Semi-Annually	3.000%	Semi-Annually	06/01/34	CAD	3,300,000	10,571	(3,159)	13,730
Receive	6M CORRA	Semi-Annually	3.500%	Semi-Annually	06/01/32	CAD	43,550,000	(1,094,518)	(288,606)	(805,912)
Receive	6M CORRA	Semi-Annually	3.750%	Semi-Annually	12/20/33	CAD	1,200,000	(44,832)	—	(44,832)
Receive	6M EURIBOR	Annually	2.350%	Annually	04/29/30	EUR	100,000	761	—	761
Receive	6M EURIBOR	Annually	3.000%	Annually	03/18/56	EUR	26,560,000	1,551,560	(378,864)	1,930,424
Totals								$36,635,911	$17,212,991	$19,422,920
Centrally Cleared Credit Default Swap Contracts on Credit Indices—Sell Protection (a)
Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.45.V1	1.000%	Quarterly	12/20/30	0.500%	USD	2,500,000	$56,663	$52,890	$3,773
Centrally Cleared Credit Default Swap Contracts on Corporate Issues—Sell Protection (a)
Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	5.000%	Quarterly	12/20/28	0.648%	USD	3,800,000	$466,848	$269,936	$196,912
AT&T, Inc.	1.000%	Quarterly	06/20/28	0.414%	USD	21,100,000	301,456	(60,926)	362,382
Boeing Co.	1.000%	Quarterly	12/20/27	0.356%	USD	3,400,000	41,919	(56,837)	98,756
Boeing Co.	1.000%	Quarterly	12/20/29	0.532%	USD	400,000	6,928	(5,567)	12,495
Boeing Co.	1.000%	Quarterly	12/20/30	0.651%	USD	14,600,000	230,300	213,040	17,260
Deutsche Bank AG	1.000%	Quarterly	12/20/30	0.722%	EUR	13,000,000	198,028	127,977	70,051
General Electric Co.	1.000%	Quarterly	06/20/26	0.051%	USD	4,700,000	20,915	4,654	16,261
Oracle Corp.	1.000%	Quarterly	06/20/30	1.367%	USD	3,200,000	(46,435)	65,620	(112,055)
T-Mobile USA, Inc.	5.000%	Quarterly	06/20/28	0.255%	USD	7,000,000	793,597	595,832	197,765
Verizon Communications, Inc.	1.000%	Quarterly	12/20/27	0.343%	USD	500,000	6,312	(3,393)	9,705
Verizon Communications, Inc.	1.000%	Quarterly	06/20/28	0.392%	USD	4,900,000	71,942	1,862	70,080
See accompanying notes to financial statements.
BHFTI-417

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Centrally Cleared Credit Default Swap Contracts on Corporate Issues—Sell Protection (a) — (Continued)
Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Verizon Communications, Inc.	1.000%	Quarterly	12/20/28	0.425%	USD	1,200,000	$19,544	$(1,686)	$21,230
Totals							$2,111,354	$1,150,512	$960,842
OTC Credit Default Swap Contracts on Corporate and Sovereign Issues—Sell Protection (a)
Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Colombia Government International Bond	1.000%	Quarterly	12/20/26	BBP	0.897%	USD	2,400,000	$2,363	$(21,964)	$24,327
Colombia Government International Bond	1.000%	Quarterly	12/20/26	CBNA	0.897%	USD	1,700,000	1,674	(16,564)	18,238
Colombia Government International Bond	1.000%	Quarterly	12/20/26	JPMC	0.897%	USD	3,200,000	3,151	(16,089)	19,240
Colombia Government International Bond	1.000%	Quarterly	06/20/27	BNP	1.075%	USD	2,400,000	(2,592)	(32,215)	29,623
Colombia Government International Bond	1.000%	Quarterly	06/20/27	CBNA	1.075%	USD	400,000	(432)	(4,058)	3,626
Colombia Government International Bond	1.000%	Quarterly	06/20/27	GSI	1.076%	USD	3,200,000	(3,457)	(33,123)	29,666
Colombia Government International Bond	1.000%	Quarterly	06/20/27	JPMC	1.075%	USD	1,300,000	(1,404)	(14,082)	12,678
Colombia Government International Bond	1.000%	Quarterly	12/20/27	BNP	1.164%	USD	500,000	(1,552)	(16,859)	15,307
Colombia Government International Bond	1.000%	Quarterly	12/20/27	GSI	1.164%	USD	1,400,000	(4,346)	(47,196)	42,850
Petroleos Mexicanos (d)	4.850%	Monthly	07/06/26	DBAG	0.000%	USD	988,320	5,174	—	5,174
Republic of South Africa	1.000%	Quarterly	12/20/26	CBNA	0.266%	USD	3,100,000	21,862	(29,541)	51,403
Republic of South Africa	1.000%	Quarterly	12/20/26	MSCS	0.266%	USD	31,300,000	220,735	(297,138)	517,873
SoftBank Group Corp.	1.000%	Quarterly	06/20/26	GSI	1.706%	USD	2,100,000	(6,907)	(6,666)	(241)
Totals								$234,269	$(535,495)	$769,764
OTC Credit Default Swap Contracts on Credit Indices—Sell Protection (a)
Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ITRX.EUR.XOVER.42.V3 (35- 100% Tranche)	5.000%	Quarterly	12/20/29	JPMC	0.339%	EUR	7,344,679	$1,471,191	$1,204,736	$266,455
ITRX.EUR.XOVER.44.V1 (35- 100% Tranche)	5.000%	Quarterly	12/20/30	BOA	0.585%	EUR	7,100,000	1,660,610	1,536,483	124,127
ITRX.EUR.XOVER.44.V1 (35- 100% Tranche)	5.000%	Quarterly	12/20/30	BNP	0.585%	EUR	16,190,000	3,786,660	3,590,029	196,631
ITRX.EUR.XOVER.44.V1 (35- 100% Tranche)	5.000%	Quarterly	12/20/30	CBNA	0.585%	EUR	9,400,000	2,198,555	2,070,096	128,459
ITRX.EUR.XOVER.44.V1 (35- 100% Tranche)	5.000%	Quarterly	12/20/30	JPMC	0.585%	EUR	16,090,000	3,763,271	3,559,140	204,131
ITRX.EUR.XOVER.44.V1 (35- 100% Tranche)	5.000%	Quarterly	12/20/30	MSCS	0.585%	EUR	2,000,000	467,778	444,448	23,330
Totals								$13,348,065	$12,404,932	$943,133
See accompanying notes to financial statements.
BHFTI-418

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
OTC Total Return Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Receive	12M SOFR	Monthly	09/23/26	JPMC	iShares iBoxx $ IG Corporate Bond ETF	USD	132,228,000	$—	$—	$—

(a)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)
The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(1)	There were no upfront premiums paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	OTC swap contracts at market value (a)	$13,603,024	OTC swap contracts at market value (a)	$20,690
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	1,076,670	Unrealized depreciation on centrally cleared swap contracts (b) (c)	112,055
Foreign Exchange	Investments at market value (d)	265,225
	Unrealized appreciation on forward foreign currency exchange contracts	3,992,773	Unrealized depreciation on forward foreign currency exchange contracts	9,329,922
			Written options at value	80,203
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (b) (c)	27,748,435	Unrealized depreciation on centrally cleared swap contracts (b) (c)	8,325,515
	Unrealized appreciation on futures contracts (c) (e)	823,793	Unrealized depreciation on futures contracts (c) (e)	1,908,671
			Written options at value (f)	102,654
Total		$47,509,920		$19,879,710

(a)	Excludes OTC swap interest receivable of $498,614.
(b)
Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and
Liabilities.

(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(e)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

(f)	Includes exchange traded written options with a value of $75,234 that are not subject to a master netting agreement.
The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2025.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America NA	$2,127,400	$(158,723)	$(1,930,000)	$38,677
Barclays Bank PLC	1,369,398	(147,858)	(920,000)	301,540
BNP Paribas SA	4,402,682	(757,159)	(3,600,000)	45,523
See accompanying notes to financial statements.
BHFTI-419

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank NA	$2,612,516	$(2,290,155)	$(270,272)	$52,089
Deutsche Bank AG	111,951	(111,951)	—	—
Goldman Sachs Bank USA	254,513	(254,513)	—	—
JPMorgan Chase Bank NA	6,127,419	(1,093,613)	(5,033,806)	—
Morgan Stanley & Co. International PLC	85,463	(40,593)	(30,000)	14,870
Morgan Stanley Capital Services LLC	688,513	(3,748)	(650,000)	34,765
Societe Generale Paris	16,325	(16,325)	—	—
UBS AG	64,281	(64,281)	—	—
Westpac Banking Corp.	561	—	—	561
	$17,861,022	$(4,938,919)	$(12,434,078)	$488,025
The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2025.
Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America NA	$158,723	$(158,723)	$—	$—
Barclays Bank PLC	147,858	(147,858)	—	—
BNP Paribas SA	757,159	(757,159)	—	—
Citibank NA	2,290,155	(2,290,155)	—	—
Deutsche Bank AG	736,676	(111,951)	(522,689)	102,036
Goldman Sachs Bank USA	604,731	(254,513)	(350,218)	—
Goldman Sachs International	14,710	—	—	14,710
JPMorgan Chase Bank NA	1,093,613	(1,093,613)	—	—
Morgan Stanley & Co. International PLC	40,593	(40,593)	—	—
Morgan Stanley Capital Services LLC	3,748	(3,748)	—	—
Societe Generale Paris	3,385,394	(16,325)	(3,369,069)	—
UBS AG	224,875	(64,281)	—	160,594
	$9,458,235	$(4,938,919)	$(4,241,976)	$277,340

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(2,156,664)	$—	$(773,685)	$(2,930,349)
Forward foreign currency transactions	—	—	(3,878,603)	(3,878,603)
Futures contracts	18,459,451	—	—	18,459,451
Swap contracts	9,778,061	(1,939,734)	—	7,838,327
Written options	5,342,133	64,062	—	5,406,195
	$31,422,981	$(1,875,672)	$(4,652,288)	$24,895,021

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$449,161	$—	$(7,676)	$441,485
Forward foreign currency transactions	—	—	(13,981,749)	(13,981,749)
Futures contracts	2,047,077	—	—	2,047,077
Swap contracts	(1,639,365)	268,740	—	(1,370,625)
Written options	(99,614)	13,769	37,423	(48,422)
	$757,259	$282,509	$(13,952,002)	$(12,912,234)
See accompanying notes to financial statements.
BHFTI-420

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$1,460,612,416
Forward foreign currency transactions	1,470,207,888
Futures contracts long	894,338,488
Futures contracts short	(106,441,608)
Swap contracts	1,451,065,951
Written options	(194,223,397)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Agency Sponsored Mortgage-Backed Securities*	$—	$1,567,259,287	$—	$1,567,259,287
Corporate Bonds & Notes
Aerospace/Defense	—	16,573,817	—	16,573,817
Agriculture	—	21,257,418	—	21,257,418
Airlines	—	13,551,792	—	13,551,792
Auto Manufacturers	—	127,340,831	—	127,340,831
Banks	—	452,098,071	—	452,098,071
Chemicals	—	5,067,808	—	5,067,808
Commercial Services	—	14,751,703	—	14,751,703
Computers	—	12,028,131	—	12,028,131
Diversified Financial Services	—	122,258,255	—	122,258,255
Electric	—	157,736,396	—	157,736,396
Electronics	—	10,393,456	—	10,393,456
Environmental Control	—	3,894,351	—	3,894,351
Food	—	20,693,864	—	20,693,864
Gas	—	21,798,454	—	21,798,454
Healthcare-Services	—	42,975,731	—	42,975,731
Insurance	—	52,364,449	—	52,364,449
Internet	—	42,471,104	—	42,471,104
Investment Companies	—	20,913,494	1,527,938	22,441,432
Lodging	—	10,573,302	—	10,573,302
Media	—	14,312,839	—	14,312,839
Oil & Gas	—	11,143,178	—	11,143,178
Pharmaceuticals	—	25,101,156	—	25,101,156
Pipelines	—	32,796,772	—	32,796,772
Real Estate	—	6,908,284	—	6,908,284
Real Estate Investment Trusts	—	111,901,839	—	111,901,839
Retail	—	2,741,652	—	2,741,652
Savings & Loans	—	8,315,225	—	8,315,225
Semiconductors	—	2,367,406	—	2,367,406
Shipbuilding	—	13,069,896	—	13,069,896
Software	—	26,729,982	—	26,729,982
Telecommunications	—	15,897,623	—	15,897,623
Water	—	46,605	—	46,605
Total Corporate Bonds & Notes	—	1,440,074,884	1,527,938	1,441,602,822
Total U.S. Treasury & Government Agencies*	—	768,947,571	—	768,947,571
Total Non-Agency Mortgage-Backed Securities*	—	387,598,359	—	387,598,359
Total Foreign Government*	—	313,491,127	—	313,491,127
Total Asset-Backed Securities*	—	277,466,993	0	277,466,993
Total Municipals*	—	38,092,552	—	38,092,552
Floating Rate Loans
Commercial Services	—	798,385	—	798,385
See accompanying notes to financial statements.
BHFTI-421

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Investment Companies	$—	$—	$4,872,716	$4,872,716
Total Floating Rate Loans	—	798,385	4,872,716	5,671,101
Total Short-Term Investments*	—	23,662,682	—	23,662,682
Total Purchased Options at Value*	—	265,225	—	265,225
Total Investments	$—	$4,817,657,065	$6,400,654	$4,824,057,719
Reverse Repurchase Agreements (Liability)	$—	$(77,626,380)	$—	$(77,626,380)
Secured Borrowings (Liability)	$—	$(52,300,409)	$—	$(52,300,409)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,992,773	$—	$3,992,773
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(9,329,922)	—	(9,329,922)
Total Forward Contracts	$—	$(5,337,149)	$—	$(5,337,149)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$823,793	$—	$—	$823,793
Futures Contracts (Unrealized Depreciation)	(1,908,671)	—	—	(1,908,671)
Total Futures Contracts	$(1,084,878)	$—	$—	$(1,084,878)
Written Options
Foreign Currency Options at Value	$—	$(80,203)	$—	$(80,203)
Interest Rate Swaptions at Value	—	(27,420)	—	(27,420)
Options on Exchange-Traded Futures Contracts at Value	(75,234)	—	—	(75,234)
OTC Options on Securities at Value	—	0	—	0
Total Written Options at Value	$(75,234)	$(107,623)	$—	$(182,857)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$28,825,105	$—	$28,825,105
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(8,437,570)	—	(8,437,570)
Total Centrally Cleared Swap Contracts	$—	$20,387,535	$—	$20,387,535
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$13,597,850	$5,174	$13,603,024
OTC Swap Contracts at Value (Liabilities)	—	(20,690)	—	(20,690)
Total OTC Swap Contracts	$—	$13,577,160	$5,174	$13,582,334

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2025 is not presented.
During the year ended December 31, 2025, a transfer into Level 3 in the amount of $550,504 was due to the determination that available vendor quotes were unreliable which resulted in the lack of observable inputs.
See accompanying notes to financial statements.
BHFTI-422

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a)	$4,824,057,719
Cash	1,406,877
Cash denominated in foreign currencies (b)	4,642,454
Cash collateral (c)	2,449,000
OTC swap contracts at market value (d)	13,603,024
Unrealized appreciation on forward foreign currency exchange contracts	3,992,773
Unrealized appreciation on unfunded commitments (e)	842,408
Receivable for:
Investments sold	53,490,869
TBA securities sold	1,234,067,933
Premiums on written options	23,076
Fund shares sold	649,192
Interest	32,674,651
Interest on OTC swap contracts	498,614
Deferred dollar roll income	2,985
Variation margin on futures contracts	1,015,123
Variation margin on centrally cleared swap contracts	3,777,807
Prepaid expenses	12,620
Total Assets	6,177,207,125
Liabilities
Due to Broker	67,809
Written options at value (f)	182,857
Secured borrowings	52,300,409
Reverse repurchase agreements	77,626,380
OTC swap contracts at market value (g)	20,690
Cash collateral (h)	20,545,272
Unrealized depreciation on forward foreign currency exchange contracts	9,329,922
Payable for:
TBA securities purchased	2,474,812,686
Fund shares redeemed	1,410,426
Interest on reverse repurchase agreements	117,273
Accrued Expenses:
Management fees	1,365,656
Distribution and service fees	406,073
Deferred trustees’ fees	250,955
Other expenses	1,070,260
Total Liabilities	2,639,506,668
Commitments and contingent liabilities (e)	—
Net Assets	$3,537,700,457
Net Assets Consist of:
Paid in surplus	$4,090,381,266
Distributable earnings (Accumulated losses)	(552,680,809)
Net Assets	$3,537,700,457
Net Assets
Class A	$1,626,025,079
Class B	1,895,794,449
Class E	15,880,929
Capital Shares Outstanding*
Class A	160,053,088
Class B	190,890,554
Class E	1,575,849
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.16
Class B	9.93
Class E	10.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,994,542,633.
(b)	Identified cost of cash denominated in foreign currencies was $4,640,881.
(c)	Includes collateral of $2,297,000 for futures contracts and $152,000 for centrally cleared swap contracts.
(d)	Net premium paid on OTC swap contracts was $12,023,636.
(e)	See Note 8 of the Notes to Financial Statements.
(f)	Premiums received on written options were $327,721.
(g)	Net premium received on OTC swap contracts was $154,199.
(h)	Includes collateral of $14,302,272 for OTC derivatives contracts and $6,243,000 for TBA securities.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Interest (a)	$167,628,059
Total investment income	167,628,059
Expenses
Management fees	17,333,681
Administration fees	160,258
Custodian and accounting fees	426,555
Distribution and service fees—Class B	4,814,524
Distribution and service fees—Class E	24,803
Interest expense	3,012,742
Audit and tax services	139,065
Legal	48,573
Trustees’ fees and expenses	62,092
Shareholder reporting	140,805
Insurance	31,667
Miscellaneous	38,461
Total expenses	26,233,226
Less management fee waiver	(1,078,963)
Net expenses	25,154,263
Net Investment Income	142,473,796
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(13,247,065)
Purchased options	(2,930,349)
Futures contracts	18,459,451
Written options	5,406,195
Swap contracts	7,838,327
Foreign currency transactions	984,366
Forward foreign currency transactions	(3,878,603)
Net realized gain (loss)	12,632,322
Net change in unrealized appreciation (depreciation) on:
Investments	168,833,987
Unfunded commitments	869,400
Purchased options	441,485
Futures contracts	2,047,077
Written options	(48,422)
Swap contracts	(1,370,625)
Foreign currency transactions	(407,729)
Forward foreign currency transactions	(13,981,749)
Net change in unrealized appreciation (depreciation)	156,383,424
Net realized and unrealized gain (loss)	169,015,746
Net Increase (Decrease) in Net Assets From Operations	$311,489,542

(a)	Net of foreign withholding taxes of $32,753.
See accompanying notes to financial statements.
BHFTI-423

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$142,473,796	$166,579,423
Net realized gain (loss)	12,632,322	(63,324,703)
Net change in unrealized appreciation (depreciation)	156,383,424	(756,891)
Increase (decrease) in net assets from operations	311,489,542	102,497,829
From Distributions to Shareholders
Class A	(95,200,617)	(56,680,185)
Class B	(106,749,248)	(58,200,005)
Class E	(925,350)	(552,552)
Total distributions	(202,875,215)	(115,432,742)
Increase (decrease) in net assets from capital share transactions	(231,239,742)	(271,000,232)
Total increase (decrease) in net assets	(122,625,415)	(283,935,145)
Net Assets
Beginning of period	3,660,325,872	3,944,261,017
End of period	$3,537,700,457	$3,660,325,872

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	3,529,397	$35,481,366	1,610,505	$15,918,731
Reinvestments	9,906,412	95,200,617	5,861,446	56,680,185
Redemptions	(22,851,838)	(229,645,475)	(28,071,171)	(278,325,309)
Net increase (decrease)	(9,416,029)	$(98,963,492)	(20,599,220)	$(205,726,393)
Class B
Sales	7,475,701	$72,227,613	10,757,520	$104,132,282
Reinvestments	11,356,303	106,749,248	6,145,724	58,200,005
Redemptions	(31,394,731)	(309,048,089)	(23,201,898)	(225,452,946)
Net increase (decrease)	(12,562,727)	$(130,071,228)	(6,298,654)	$(63,120,659)
Class E
Sales	44,488	$435,710	98,429	$967,729
Reinvestments	96,997	925,350	57,558	552,552
Redemptions	(358,422)	(3,566,082)	(374,329)	(3,673,461)
Net increase (decrease)	(216,937)	$(2,205,022)	(218,342)	$(2,153,180)
Increase (decrease) derived from capital shares transactions		$(231,239,742)		$(271,000,232)
See accompanying notes to financial statements.
BHFTI-424

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.88	$9.92	$9.64	$11.63	$12.53
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.41	0.44	0.38	0.28	0.25
Net realized and unrealized gain (loss)	0.47	(0.18)	0.21	(1.94)	(0.39)
Total income (loss) from investment operations	0.88	0.26	0.59	(1.66)	(0.14)
Less Distributions
Distributions from net investment income	(0.60)	(0.30)	(0.31)	(0.33)	(0.25)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.51)
Total distributions	(0.60)	(0.30)	(0.31)	(0.33)	(0.76)
Net Asset Value, End of Period	$10.16	$9.88	$9.92	$9.64	$11.63
Total Return (%) (b)	9.21	2.73	6.22	(14.34)	(1.13)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.61	0.57	0.52	0.50
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	0.51	0.51	0.51	0.50
Net ratio of expenses to average net assets (%) (c) (d)	0.57	0.57	0.54	0.48	0.46
Net ratio of expenses to average net assets excluding interest expense (%) (c) (d)	0.48	0.48	0.48	0.47	0.46
Ratio of net investment income (loss) to average net assets (%)	4.11	4.43	3.94	2.72	2.06
Portfolio turnover rate (%)	522 (e)	603 (e)	524 (e)	423 (e)	326 (e)
Net assets, end of period (in millions)	$1,626.0	$1,674.9	$1,886.1	$1,857.1	$2,488.0

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.67	$9.72	$9.44	$11.39	$12.29
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.38	0.41	0.35	0.25	0.21
Net realized and unrealized gain (loss)	0.45	(0.18)	0.21	(1.90)	(0.38)
Total income (loss) from investment operations	0.83	0.23	0.56	(1.65)	(0.17)
Less Distributions
Distributions from net investment income	(0.57)	(0.28)	(0.28)	(0.30)	(0.22)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.51)
Total distributions	(0.57)	(0.28)	(0.28)	(0.30)	(0.73)
Net Asset Value, End of Period	$9.93	$9.67	$9.72	$9.44	$11.39
Total Return (%) (b)	8.90	2.43	6.05	(14.56)	(1.39)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.86	0.82	0.77	0.75
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	0.76	0.76	0.76	0.75
Net ratio of expenses to average net assets (%) (c) (d)	0.82	0.82	0.79	0.73	0.71
Net ratio of expenses to average net assets excluding interest expense (%) (c) (d)	0.73	0.73	0.73	0.72	0.71
Ratio of net investment income (loss) to average net assets (%)	3.86	4.18	3.69	2.47	1.81
Portfolio turnover rate (%)	522 (e)	603 (e)	524 (e)	423 (e)	326 (e)
Net assets, end of period (in millions)	$1,895.8	$1,967.8	$2,038.4	$2,038.5	$2,738.3

See accompanying notes to financial statements.
BHFTI-425

Brighthouse Funds Trust I
PIMCO Total Return Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.81	$9.85	$9.56	$11.52	$12.42
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.39	0.42	0.36	0.25	0.23
Net realized and unrealized gain (loss)	0.46	(0.17)	0.21	(1.91)	(0.39)
Total income (loss) from investment operations	0.85	0.25	0.57	(1.66)	(0.16)
Less Distributions
Distributions from net investment income	(0.58)	(0.29)	(0.28)	(0.30)	(0.23)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.51)
Total distributions	(0.58)	(0.29)	(0.28)	(0.30)	(0.74)
Net Asset Value, End of Period	$10.08	$9.81	$9.85	$9.56	$11.52
Total Return (%) (b)	8.98	2.59	6.13	(14.45)	(1.30)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.76	0.72	0.67	0.65
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	0.66	0.66	0.66	0.65
Net ratio of expenses to average net assets (%) (c) (d)	0.72	0.72	0.69	0.63	0.61
Net ratio of expenses to average net assets excluding interest expense (%) (c) (d)	0.63	0.63	0.63	0.62	0.61
Ratio of net investment income (loss) to average net assets (%)	3.96	4.28	3.79	2.39	1.92
Portfolio turnover rate (%)	522 (e)	603 (e)	524 (e)	423 (e)	326 (e)
Net assets, end of period (in millions)	$15.9	$17.6	$19.8	$19.4	$77.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2025 through 2021 (see Note 6 of the Notes to
Financial Statements).

(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 33%, 30%, 24%, 23%, and 28% for the years ended December 31, 2025,
2024, 2023, 2022, and  2021, respectively.

See accompanying notes to financial statements.
BHFTI-426

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—55.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 1.6%
Airbus SE	2,040	$473,185
ATI, Inc. (a)	1,968	225,848
Axon Enterprise, Inc. (a)	318	180,602
BAE Systems PLC	5,417	124,531
Boeing Co. (a)	1,058	229,713
Carpenter Technology Corp.	255	80,284
Curtiss-Wright Corp.	262	144,433
General Dynamics Corp.	569	191,559
General Electric Co.	7,336	2,259,708
HEICO Corp. (b)	745	241,074
Howmet Aerospace, Inc.	5,928	1,215,359
Kongsberg Gruppen ASA	2,364	60,605
L3Harris Technologies, Inc.	290	85,135
Lockheed Martin Corp.	248	119,950
Northrop Grumman Corp.	161	91,804
Rheinmetall AG	144	264,053
Rocket Lab Corp. (a)	931	64,947
Rolls-Royce Holdings PLC	34,401	534,700
RTX Corp.	9,261	1,698,467
Saab AB - Class B	2,048	119,124
Safran SA	1,264	439,848
TransDigm Group, Inc. (b)	369	490,715
		9,335,644
Air Freight & Logistics — 0.1%
CH Robinson Worldwide, Inc.	653	104,976
Deutsche Post AG	1,726	94,537
DSV AS (b)	609	153,252
FedEx Corp.	1,010	291,749
United Parcel Service, Inc. - Class B	856	84,907
		729,421
Automobile Components — 0.0%
Bridgestone Corp.	1,600	35,990
Niterra Co. Ltd.	1,600	70,468
Sumitomo Electric Industries Ltd.	4,300	174,103
		280,561
Automobiles — 1.0%
Ferrari NV	556	207,018
Ford Motor Co.	7,411	97,232
General Motors Co.	3,607	293,321
Honda Motor Co. Ltd.	9,300	91,037
Mercedes-Benz Group AG	1,450	102,325
Rivian Automotive, Inc. - Class A (a)	3,100	61,101
Stellantis NV	5,340	58,954
Suzuki Motor Corp.	3,100	46,041
Tesla, Inc. (a)	8,899	4,002,058
Toyota Motor Corp.	32,300	690,956
		5,650,043
Banks — 3.8%
ABN AMRO Bank NV	2,720	94,942
ANZ Group Holdings Ltd.	7,385	178,698
Banco Bilbao Vizcaya Argentaria SA	20,168	471,732
Security Description	Shares	Value
Banks—(Continued)
Banco Santander SA	54,106	$634,926
Bank of America Corp.	23,001	1,265,055
Bank of Montreal (b)	2,719	353,111
Bank of Nova Scotia	1,914	141,164
Barclays PLC	68,812	436,822
BNP Paribas SA	4,193	396,765
BOC Hong Kong Holdings Ltd.	9,500	48,034
BPER Banca SpA	4,266	57,687
CaixaBank SA	18,028	220,162
Canadian Imperial Bank of Commerce	886	80,321
Citigroup, Inc.	6,317	737,131
Citizens Financial Group, Inc.	2,076	121,259
Commerzbank AG	3,143	133,062
Commonwealth Bank of Australia	2,807	300,108
Danske Bank AS	2,733	136,336
DBS Group Holdings Ltd.	13,520	591,694
DNB Bank ASA	1,800	50,128
Erste Group Bank AG	1,273	153,154
Eurobank SA - Class A	10,509	42,120
Fifth Third Bancorp	2,047	95,820
HSBC Holdings PLC	67,547	1,058,895
Huntington Bancshares, Inc.	4,717	81,840
ING Groep NV	14,128	397,155
Intesa Sanpaolo SpA	62,233	431,019
Japan Post Bank Co. Ltd.	8,800	123,763
JPMorgan Chase & Co.	13,922	4,485,947
KBC Group NV	970	126,084
KeyCorp	5,081	104,872
Lloyds Banking Group PLC	253,782	334,444
M&T Bank Corp.	517	104,165
Mediobanca Banca di Credito Finanziario SpA	3,336	69,329
Mitsubishi UFJ Financial Group, Inc.	47,100	747,962
Mizuho Financial Group, Inc.	12,490	453,533
National Australia Bank Ltd.	5,652	159,167
National Bank of Canada	1,589	199,831
NatWest Group PLC	30,505	266,063
Nordea Bank Abp	8,123	153,353
Oversea-Chinese Banking Corp. Ltd.	19,000	291,858
PNC Financial Services Group, Inc.	1,719	358,807
Popular, Inc.	319	39,722
Regions Financial Corp.	3,395	92,005
Resona Holdings, Inc.	10,400	98,610
Royal Bank of Canada	5,219	889,726
Societe Generale SA	2,820	227,201
Standard Chartered PLC	11,825	288,779
Sumitomo Mitsui Financial Group, Inc.	16,600	534,244
Sumitomo Mitsui Trust Group, Inc.	3,600	109,390
Toronto-Dominion Bank	6,381	601,396
Truist Financial Corp.	5,911	290,880
U.S. Bancorp	13,165	702,484
UniCredit SpA	6,146	510,215
United Overseas Bank Ltd.	4,300	117,104
Wells Fargo & Co.	11,031	1,028,089
Westpac Banking Corp.	7,352	188,788
		22,406,951
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-427

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Beverages — 0.7%
Anheuser-Busch InBev SA	2,159	$138,522
Asahi Group Holdings Ltd.	3,600	37,659
Carlsberg AS - Class B	374	49,028
Coca-Cola Co.	28,546	1,995,651
Diageo PLC	4,843	104,322
Keurig Dr. Pepper, Inc.	2,737	76,663
Kirin Holdings Co. Ltd.	4,100	61,667
Monster Beverage Corp. (a)	9,104	698,004
PepsiCo, Inc.	4,845	695,354
Pernod Ricard SA	509	43,575
		3,900,445
Biotechnology — 0.7%
AbbVie, Inc.	8,344	1,906,521
Alnylam Pharmaceuticals, Inc. (a)	266	105,775
Amgen, Inc.	1,692	553,809
Argenx SE (a)	112	94,265
Biogen, Inc. (a)	231	40,654
CSL Ltd.	779	89,751
Exelixis, Inc. (a)	1,655	72,539
Gilead Sciences, Inc.	3,441	422,348
Incyte Corp. (a)	303	29,927
Insmed, Inc. (a)	308	53,604
Natera, Inc. (a)	190	43,527
Regeneron Pharmaceuticals, Inc.	115	88,765
United Therapeutics Corp. (a)	114	55,546
Vertex Pharmaceuticals, Inc. (a)	797	361,328
		3,918,359
Broadline Retail — 1.9%
Amazon.com, Inc. (a)	40,420	9,329,744
Dollarama, Inc.	2,273	339,720
eBay, Inc.	803	69,941
MercadoLibre, Inc. (a)	222	447,166
Next PLC	353	64,947
Prosus NV	6,645	410,420
Ryohin Keikaku Co. Ltd.	1,000	17,767
Sea Ltd. (ADR) (a)	2,469	314,970
Wesfarmers Ltd.	2,818	151,899
		11,146,574
Building Products — 0.3%
Allegion PLC	601	95,691
Armstrong World Industries, Inc.	1,172	223,969
Assa Abloy AB - Class B	3,608	139,880
Builders FirstSource, Inc. (a)	314	32,308
Carrier Global Corp.	810	42,800
Cie de Saint-Gobain SA	2,665	270,532
Daikin Industries Ltd.	800	102,699
Johnson Controls International PLC	3,336	399,486
Trane Technologies PLC	998	388,422
		1,695,787
Capital Markets — 2.0%
3i Group PLC	1,083	47,118
Security Description	Shares	Value
Capital Markets—(Continued)
Ameriprise Financial, Inc.	415	$203,491
Bank of New York Mellon Corp.	4,415	512,537
Blackrock, Inc.	1,094	1,170,952
Blackstone, Inc.	2,391	368,549
Brookfield Asset Management Ltd. - Class A	1,581	82,819
Brookfield Corp.	4,708	216,166
Charles Schwab Corp.	5,977	597,162
CME Group, Inc.	1,224	334,250
Coinbase Global, Inc. - Class A (a)	826	186,792
Deutsche Bank AG	3,791	147,450
Deutsche Boerse AG	419	110,055
Euronext NV	133	19,962
Futu Holdings Ltd. (ADR) (a)	343	56,324
Goldman Sachs Group, Inc.	1,063	934,377
Hong Kong Exchanges & Clearing Ltd.	5,200	271,700
Intercontinental Exchange, Inc.	3,960	641,362
KKR & Co., Inc.	1,396	177,962
London Stock Exchange Group PLC	1,282	154,371
Macquarie Group Ltd.	1,266	170,383
Moody's Corp.	1,753	895,520
Morgan Stanley	10,412	1,848,442
MSCI, Inc.	282	161,792
Nomura Holdings, Inc.	10,200	84,848
Robinhood Markets, Inc. - Class A (a)	2,556	289,084
S&P Global, Inc.	2,107	1,101,097
SBI Holdings, Inc.	3,200	69,060
Singapore Exchange Ltd.	4,900	64,387
State Street Corp.	930	119,979
Stifel Financial Corp.	591	74,005
Swissquote Group Holding SA	66	40,066
UBS Group AG	12,694	586,806
		11,738,868
Chemicals — 0.5%
Air Liquide SA	1,797	338,168
Air Products & Chemicals, Inc.	355	87,692
BASF SE	1,872	97,798
Corteva, Inc.	3,753	251,564
Dow, Inc.	1,162	27,168
DuPont de Nemours, Inc.	1,177	47,315
Ecolab, Inc.	2,314	607,471
Givaudan SA	22	87,463
International Flavors & Fragrances, Inc.	603	40,636
Linde PLC	1,538	655,788
Novonesis (Novozymes) - B Shares (b)	1,304	83,508
Sherwin-Williams Co.	1,899	615,333
Shin-Etsu Chemical Co. Ltd.	2,800	87,075
Sika AG	340	69,685
Symrise AG	468	37,871
Toray Industries, Inc.	7,500	48,880
		3,183,415
Commercial Services & Supplies — 0.4%
Brambles Ltd.	7,133	109,337
Cintas Corp.	3,570	671,410
Copart, Inc. (a)	1,184	46,354
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-428

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Commercial Services & Supplies—(Continued)
Japan Elevator Service Holdings Co. Ltd.	12,000	$133,257
Republic Services, Inc.	1,272	269,575
Rollins, Inc.	3,943	236,659
Veralto Corp.	904	90,201
Waste Connections, Inc.	2,732	479,102
Waste Management, Inc.	1,794	394,160
		2,430,055
Communications Equipment — 0.6%
Accton Technology Corp.	1,000	37,455
Arista Networks, Inc. (a)	11,576	1,516,803
Ciena Corp. (a)	772	180,548
Cisco Systems, Inc.	16,013	1,233,481
Motorola Solutions, Inc.	1,170	448,485
Nokia OYJ	6,629	42,936
Telefonaktiebolaget LM Ericsson - B Shares	7,505	73,265
		3,532,973
Construction & Engineering — 0.4%
ACS Actividades de Construccion y Servicios SA	2,441	242,096
Comfort Systems USA, Inc.	343	320,119
Eiffage SA	635	91,076
EMCOR Group, Inc.	255	156,006
HOCHTIEF AG	662	262,020
MasTec, Inc. (a)	655	142,377
Obayashi Corp.	7,300	152,487
Quanta Services, Inc.	537	226,646
Stantec, Inc.	1,347	127,109
Taisei Corp.	1,300	123,240
Vinci SA	2,648	371,851
		2,215,027
Construction Materials — 0.3%
Amrize Ltd. (a)	2,289	124,693
CRH PLC (b)	4,682	584,314
Heidelberg Materials AG	1,047	274,178
Holcim AG	3,183	312,040
Martin Marietta Materials, Inc.	73	45,454
Vulcan Materials Co.	1,720	490,578
		1,831,257
Consumer Finance — 0.4%
American Express Co.	4,667	1,726,557
Capital One Financial Corp.	2,537	614,867
SoFi Technologies, Inc. (a)	1,749	45,789
Synchrony Financial	942	78,591
		2,465,804
Consumer Staples Distribution & Retail — 0.9%
Aeon Co. Ltd.	3,300	52,159
Carrefour SA	3,035	50,625
Coles Group Ltd.	3,066	43,869
Costco Wholesale Corp.	1,625	1,401,302
Dollar General Corp.	3,572	474,254
Dollar Tree, Inc. (a)	366	45,022
Security Description	Shares	Value
Consumer Staples Distribution & Retail—(Continued)
Koninklijke Ahold Delhaize NV	10,134	$415,624
Kroger Co.	3,021	188,752
Loblaw Cos. Ltd.	7,233	326,988
Metro, Inc.	1,374	98,894
Seven & i Holdings Co. Ltd.	6,400	91,910
Sysco Corp.	1,416	104,345
Target Corp.	476	46,529
Tesco PLC	9,923	59,080
Walmart, Inc.	14,634	1,630,374
Woolworths Group Ltd.	3,953	77,420
		5,107,147
Containers & Packaging — 0.0%
International Paper Co. (b)	1,438	56,643
Packaging Corp. of America	267	55,063
Smurfit WestRock PLC	968	37,433
		149,139
Diversified Consumer Services — 0.0%
Frontdoor, Inc. (a)	716	41,306
Diversified REITs — 0.0%
CapitaLand Integrated Commercial Trust	93,000	172,504
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	25,917	643,778
Cellnex Telecom SA (a)	1,327	42,685
Deutsche Telekom AG	18,158	588,997
Koninklijke KPN NV	66,196	309,675
NTT, Inc.	69,200	69,816
Orange SA	2,771	46,235
Singapore Telecommunications Ltd.	73,900	261,831
Telstra Group Ltd.	44,459	144,223
Verizon Communications, Inc.	15,052	613,068
		2,720,308
Electric Utilities — 0.8%
American Electric Power Co., Inc.	774	89,250
Constellation Energy Corp. (b)	1,284	453,599
Duke Energy Corp.	1,896	222,230
Edison International	1,042	62,541
Endesa SA	2,604	93,736
Enel SpA	12,144	126,530
Entergy Corp.	500	46,215
Eversource Energy	1,077	72,515
Exelon Corp. (b)	5,819	253,650
Hydro One Ltd.	7,711	306,968
Iberdrola SA	35,570	769,917
Kansai Electric Power Co., Inc.	3,300	51,780
NextEra Energy, Inc.	15,846	1,272,117
NRG Energy, Inc.	1,068	170,068
PG&E Corp.	2,977	47,840
Southern Co.	3,247	283,138
SSE PLC	1,862	54,598
Terna - Rete Elettrica Nazionale	30,524	324,571
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-429

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Electric Utilities—(Continued)
Xcel Energy, Inc.	1,038	$76,667
		4,777,930
Electrical Equipment — 1.2%
ABB Ltd.	8,163	603,420
Acuity, Inc.	200	72,008
Eaton Corp. PLC	1,643	523,312
Emerson Electric Co. (b)	5,384	714,564
Fujikura Ltd.	2,700	301,549
Furukawa Electric Co. Ltd.	1,100	70,483
GE Vernova, Inc.	2,758	1,802,546
HD Hyundai Electric Co. Ltd.	375	201,767
Legrand SA	955	141,919
Mitsubishi Electric Corp.	1,800	52,806
Nexans SA	365	53,675
NIDEC Corp.	3,100	41,980
nVent Electric PLC	1,114	113,595
Prysmian SpA	1,514	150,964
Rockwell Automation, Inc.	536	208,541
Schneider Electric SE	2,389	654,828
Siemens Energy AG (a)	3,021	426,951
Vertiv Holdings Co. - Class A	5,289	856,871
Vestas Wind Systems AS	1,546	41,740
		7,033,519
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp. - Class A	9,438	1,275,451
CDW Corp.	353	48,079
Celestica, Inc. (a)	579	171,272
Coherent Corp. (a)	418	77,150
Corning, Inc.	3,594	314,691
Delta Electronics, Inc.	1,000	30,428
Jabil, Inc.	541	123,359
Keyence Corp.	600	217,383
Keysight Technologies, Inc. (a)	775	157,472
Murata Manufacturing Co. Ltd.	4,500	93,418
TDK Corp.	2,300	32,542
TE Connectivity PLC	4,114	935,976
Yokogawa Electric Corp.	4,000	128,285
Zebra Technologies Corp. - Class A (a)	183	44,436
		3,649,942
Energy Equipment & Services — 0.1%
Baker Hughes Co.	4,259	193,955
Halliburton Co.	4,020	113,605
SLB Ltd.	2,524	96,871
		404,431
Entertainment — 0.8%
Capcom Co. Ltd.	2,100	48,858
Electronic Arts, Inc. (b)	547	111,769
Liberty Media Corp.-Liberty Formula One - Class C (a)	810	79,793
Live Nation Entertainment, Inc. (a) (b)	269	38,333
Netflix, Inc. (a)	23,554	2,208,423
Nintendo Co. Ltd.	4,400	297,217
Security Description	Shares	Value
Entertainment—(Continued)
ROBLOX Corp. - Class A (a)	547	$44,323
Spotify Technology SA (a)	699	405,916
Take-Two Interactive Software, Inc. (a)	487	124,687
Tencent Music Entertainment Group (ADR)	3,462	60,689
Walt Disney Co.	8,746	995,032
Warner Bros Discovery, Inc. (a)	3,660	105,481
		4,520,521
Financial Services — 1.4%
Adyen NV (a)	39	62,575
Affirm Holdings, Inc. (a)	575	42,797
Berkshire Hathaway, Inc. - Class B (a)	4,268	2,145,310
Block, Inc. (a)	1,251	81,428
Fidelity National Information Services, Inc.	1,093	72,641
Fiserv, Inc. (a)	1,366	91,754
Global Payments, Inc.	481	37,230
Industrivarden AB - C Shares	815	36,551
Investor AB - B Shares	4,419	157,698
Mastercard, Inc. - Class A	3,411	1,947,272
ORIX Corp.	1,800	52,329
PayPal Holdings, Inc.	3,053	178,234
Poste Italiane SpA	3,820	96,102
Visa, Inc. - Class A	9,409	3,299,830
		8,301,751
Food Products — 0.3%
Ajinomoto Co., Inc.	8,200	173,437
Archer-Daniels-Midland Co.	1,119	64,331
Danone SA	1,440	129,930
General Mills, Inc.	877	40,781
JDE Peet's NV	930	34,821
Magnum Ice Cream Co. NV (a)	728	11,555
Mondelez International, Inc. - Class A (b)	4,986	268,396
Nestle SA (b)	8,936	888,180
		1,611,431
Gas Utilities — 0.1%
Atmos Energy Corp.	1,072	179,699
Hong Kong & China Gas Co. Ltd.	52,857	47,562
Italgas SpA	31,502	352,235
		579,496
Ground Transportation — 0.4%
Canadian National Railway Co.	998	98,706
Canadian Pacific Kansas City Ltd. (b)	2,572	189,356
CSX Corp.	4,087	148,154
Norfolk Southern Corp.	468	135,121
Old Dominion Freight Line, Inc.	301	47,197
Uber Technologies, Inc. (a)	12,440	1,016,472
Union Pacific Corp. (b)	2,091	483,690
West Japan Railway Co.	2,000	39,993
		2,158,689
Health Care Equipment & Supplies — 1.2%
Abbott Laboratories	6,301	789,452
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-430

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Health Care Equipment & Supplies—(Continued)
Baxter International, Inc.	1,354	$25,875
Becton Dickinson & Co.	669	129,833
Boston Scientific Corp. (a)	15,250	1,454,088
Cochlear Ltd.	229	39,688
Edwards Lifesciences Corp. (a)	3,048	259,842
EssilorLuxottica SA	1,274	402,806
GE HealthCare Technologies, Inc.	966	79,231
Hoya Corp.	1,700	257,497
IDEXX Laboratories, Inc. (a) (b)	946	639,997
Intuitive Surgical, Inc. (a)	2,116	1,198,418
Koninklijke Philips NV	2,434	65,876
Medtronic PLC	5,514	529,675
ResMed, Inc. (b)	1,183	284,949
Stryker Corp.	2,452	861,804
Sysmex Corp.	3,000	29,570
Zimmer Biomet Holdings, Inc.	526	47,298
		7,095,899
Health Care Providers & Services — 0.8%
Cardinal Health, Inc.	2,369	486,829
Cencora, Inc.	1,259	425,227
Cigna Group	755	207,799
CVS Health Corp.	4,195	332,915
Elevance Health, Inc.	718	251,695
Fresenius Medical Care AG	881	42,209
HCA Healthcare, Inc.	1,485	693,287
Hims & Hers Health, Inc. (a) (b)	1,991	64,648
Humana, Inc.	204	52,251
McKesson Corp.	674	552,875
Quest Diagnostics, Inc.	992	172,142
UnitedHealth Group, Inc.	4,210	1,389,763
		4,671,640
Health Care REITs — 0.3%
CareTrust REIT, Inc. (b)	4,243	153,427
Omega Healthcare Investors, Inc.	4,663	206,757
Sabra Health Care REIT, Inc.	8,173	154,797
Ventas, Inc. (b)	7,675	593,892
Welltower, Inc.	3,828	710,515
		1,819,388
Health Care Technology — 0.0%
Veeva Systems, Inc. - Class A (a)	408	91,078
Hotels, Restaurants & Leisure — 0.8%
Accor SA	893	50,598
Airbnb, Inc. - Class A (a)	651	88,354
Amadeus IT Group SA	1,360	99,754
Aristocrat Leisure Ltd.	1,543	59,838
Booking Holdings, Inc.	273	1,462,005
Chipotle Mexican Grill, Inc. (a)	3,568	132,016
Compass Group PLC	2,891	91,977
Delivery Hero SE (a)	1,027	27,420
DoorDash, Inc. - Class A (a)	1,372	310,730
Evolution AB	551	37,499
Expedia Group, Inc.	210	59,495
Security Description	Shares	Value
Hotels, Restaurants & Leisure—(Continued)
Flutter Entertainment PLC (a)	370	$80,209
Galaxy Entertainment Group Ltd.	9,000	44,143
Hilton Worldwide Holdings, Inc.	1,031	296,155
InterContinental Hotels Group PLC	865	121,167
Marriott International, Inc. - Class A	304	94,313
McDonald's Corp.	2,340	715,174
Oriental Land Co. Ltd.	2,400	44,394
Royal Caribbean Cruises Ltd. (b)	1,397	389,651
Starbucks Corp.	3,104	261,388
Texas Roadhouse, Inc.	1,833	304,278
Yum! Brands, Inc.	710	107,409
		4,877,967
Household Durables — 0.3%
DR Horton, Inc.	1,361	196,025
Garmin Ltd.	579	117,450
Lennar Corp. - Class A	876	90,053
NVR, Inc. (a) (b)	39	284,418
Panasonic Holdings Corp.	3,100	40,554
PulteGroup, Inc.	640	75,047
SharkNinja, Inc. (a)	655	73,295
Sony Group Corp.	21,400	546,987
Sumitomo Forestry Co. Ltd.	3,400	34,718
		1,458,547
Household Products — 0.5%
Clorox Co.	372	37,509
Colgate-Palmolive Co.	4,538	358,593
Essity AB - Class B	2,798	80,604
Kimberly-Clark Corp.	1,529	154,261
Procter & Gamble Co.	13,893	1,991,006
Reckitt Benckiser Group PLC	3,898	315,586
		2,937,559
Independent Power and Renewable Electricity Producers — 0.0%
Meridian Energy Ltd.	17,475	56,289
RWE AG	1,723	91,682
Vistra Corp.	848	136,808
		284,779
Industrial Conglomerates — 0.4%
3M Co.	1,966	314,756
CK Hutchison Holdings Ltd.	7,000	47,691
Hitachi Ltd.	22,000	682,520
Honeywell International, Inc.	1,087	212,063
Lifco AB - B Shares	1,253	47,354
Sekisui Chemical Co. Ltd.	2,000	33,554
Siemens AG	2,887	810,774
		2,148,712
Industrial REITs — 0.1%
Goodman Group	2,026	41,653
Prologis, Inc.	3,324	424,342
		465,995
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-431

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Insurance — 1.4%
Aflac, Inc.	2,051	$226,164
AIA Group Ltd.	37,800	388,262
Allianz SE	1,462	670,573
Allstate Corp.	560	116,564
American International Group, Inc.	1,112	95,132
Aon PLC - Class A	644	227,255
Arthur J Gallagher & Co.	365	94,458
ASR Nederland NV	1,487	105,557
Assurant, Inc.	348	83,816
AXA SA	9,209	442,905
Axis Capital Holdings Ltd.	607	65,004
Chubb Ltd.	3,124	975,063
Dai-ichi Life Holdings, Inc.	15,100	125,363
Fairfax Financial Holdings Ltd.	40	76,234
Generali	5,267	221,087
Globe Life, Inc.	560	78,322
Great-West Lifeco, Inc.	2,119	104,503
Hannover Rueck SE	481	150,285
Hartford Insurance Group, Inc.	1,507	207,665
Manulife Financial Corp.	10,130	367,840
Markel Group, Inc. (a)	65	139,727
Marsh & McLennan Cos., Inc.	1,678	311,302
MS&AD Insurance Group Holdings, Inc.	1,600	37,675
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	618	408,114
NN Group NV	1,564	120,402
Progressive Corp.	3,583	815,921
Prudential Financial, Inc.	394	44,475
Prudential PLC	4,276	65,975
Sompo Holdings, Inc.	1,100	37,449
Sun Life Financial, Inc.	1,219	76,095
Swiss Re AG	889	148,244
T&D Holdings, Inc.	3,800	87,567
Tokio Marine Holdings, Inc.	5,100	189,342
Travelers Cos., Inc.	282	81,797
W.R. Berkley Corp.	631	44,246
Willis Towers Watson PLC (b)	326	107,124
Zurich Insurance Group AG	758	575,335
		8,112,842
Interactive Media & Services — 3.9%
Alphabet, Inc. - Class A	27,534	8,618,142
Alphabet, Inc. - Class C	22,740	7,135,812
Auto Trader Group PLC	4,046	31,906
Bilibili, Inc. (ADR) (a) (b)	2,513	61,795
Cargurus, Inc. (a)	1,189	45,598
LY Corp.	14,300	38,076
Meta Platforms, Inc. - Class A	10,236	6,756,681
Pinterest, Inc. - Class A (a)	774	20,039
Reddit, Inc. - Class A (a)	686	157,691
Snap, Inc. - Class A (a)	3,562	28,745
Tencent Holdings Ltd.	1,600	122,603
		23,017,088
IT Services — 0.7%
Accenture PLC - Class A	1,705	457,451
Cloudflare, Inc. - Class A (a)	1,275	251,366
Security Description	Shares	Value
IT Services—(Continued)
Cognizant Technology Solutions Corp. - Class A	814	$67,562
Fujitsu Ltd.	6,300	172,731
Gartner, Inc. (a)	147	37,085
International Business Machines Corp.	4,086	1,210,314
MongoDB, Inc. (a)	69	28,959
NEC Corp.	4,300	144,992
Obic Co. Ltd.	1,300	40,851
Okta, Inc. (a)	1,100	95,117
Shopify, Inc. - Class A (a)	6,462	1,040,363
Snowflake, Inc. - Class A (a)	2,903	636,802
Twilio, Inc. - Class A (a)	428	60,879
VeriSign, Inc.	324	78,716
		4,323,188
Leisure Products — 0.0%
Shimano, Inc.	200	21,116
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	1,236	168,182
Danaher Corp.	2,180	499,045
Illumina, Inc. (a) (b)	488	64,006
IQVIA Holdings, Inc. (a)	321	72,357
Lonza Group AG (b)	97	65,626
Mettler-Toledo International, Inc. (a)	35	48,797
Thermo Fisher Scientific, Inc.	2,282	1,322,305
West Pharmaceutical Services, Inc.	256	70,436
		2,310,754
Machinery — 0.9%
Atlas Copco AB - A Shares	8,929	159,970
Caterpillar, Inc.	1,644	941,798
Cummins, Inc.	568	289,936
Daimler Truck Holding AG	1,692	74,193
Deere & Co. (b)	1,399	651,332
Ebara Corp.	6,500	153,313
ESCO Technologies, Inc.	322	62,916
FANUC Corp. (b)	2,500	97,299
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	137	38,728
IHI Corp.	1,600	28,211
Illinois Tool Works, Inc. (b)	1,473	362,800
IMI PLC	1,367	45,574
Komatsu Ltd.	9,600	306,883
Konecranes OYJ	1,084	118,931
Mitsubishi Heavy Industries Ltd.	4,000	97,968
Otis Worldwide Corp.	1,596	139,411
Parker-Hannifin Corp.	1,312	1,153,196
Pentair PLC	897	93,414
Techtronic Industries Co. Ltd.	5,000	57,444
Toyota Industries Corp.	400	45,421
Volvo AB - B Shares	5,380	172,450
Wartsila OYJ Abp	1,566	55,405
Westinghouse Air Brake Technologies Corp.	230	49,093
Yangzijiang Shipbuilding Holdings Ltd.	56,200	152,159
		5,347,845
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-432

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Marine Transportation — 0.0%
Mitsui OSK Lines Ltd.	1,600	$48,036
Nippon Yusen KK	1,300	42,090
		90,126
Media — 0.1%
Comcast Corp. - Class A	5,023	150,138
Fox Corp. - Class A	759	55,460
Publicis Groupe SA	490	50,833
Trade Desk, Inc. - Class A (a)	1,623	61,609
		318,040
Metals & Mining — 0.7%
Agnico Eagle Mines Ltd.	1,562	264,887
Alamos Gold, Inc. - Class A	3,070	118,546
Anglo American PLC	3,477	143,285
B2Gold Corp.	14,170	63,801
Barrick Mining Corp.	2,447	106,594
BHP Group Ltd.	15,967	481,821
Boliden AB (a)	1,311	72,551
Evolution Mining Ltd.	5,490	46,187
Franco-Nevada Corp.	1,330	275,690
Freeport-McMoRan, Inc.	12,644	642,189
Glencore PLC (a)	11,474	62,416
Gold Fields Ltd. (ADR)	1,997	87,189
Kinross Gold Corp.	5,259	148,128
Mitsui Kinzoku Co. Ltd.	700	79,076
Newmont Corp.	4,141	413,479
Nippon Steel Corp.	11,000	44,986
Northern Star Resources Ltd.	3,150	55,876
Nucor Corp. (b)	1,367	222,971
Rio Tinto Ltd.	893	87,512
Rio Tinto PLC	4,662	371,957
Steel Dynamics, Inc. (b)	2,595	439,723
Sumitomo Metal Mining Co. Ltd.	900	36,188
		4,265,052
Multi-Utilities — 0.3%
CenterPoint Energy, Inc. (b)	3,000	115,020
Consolidated Edison, Inc.	1,976	196,256
Dominion Energy, Inc.	1,846	108,157
E.ON SE	14,230	269,757
Engie SA	4,894	128,681
National Grid PLC	21,686	334,205
NiSource, Inc.	818	34,160
Public Service Enterprise Group, Inc.	537	43,121
Sempra (b)	2,834	250,214
WEC Energy Group, Inc.	1,371	144,586
		1,624,157
Oil, Gas & Consumable Fuels — 1.5%
BP PLC	42,216	245,063
Cameco Corp.	2,251	206,117
Canadian Natural Resources Ltd. (b)	6,208	210,273
Cenovus Energy, Inc.	3,142	53,155
Chevron Corp.	6,788	1,034,559
Security Description	Shares	Value
Oil, Gas & Consumable Fuels—(Continued)
ConocoPhillips	7,874	$737,085
Enbridge, Inc.	10,791	516,377
Eni SpA	11,330	214,909
EOG Resources, Inc.	2,920	306,629
Expand Energy Corp.	466	51,428
Exxon Mobil Corp.	13,342	1,605,576
Gaztransport Et Technigaz SA	1,454	266,754
Inpex Corp.	8,400	166,232
Kinder Morgan, Inc.	5,142	141,354
Marathon Petroleum Corp.	631	102,620
Occidental Petroleum Corp.	1,154	47,452
OMV AG	1,559	86,721
ONEOK, Inc.	1,159	85,186
Phillips 66 Co.	800	103,232
Repsol SA (b)	8,608	161,223
Santos Ltd.	8,655	35,499
Shell PLC	24,841	913,517
Suncor Energy, Inc.	3,508	155,701
Targa Resources Corp.	771	142,249
TC Energy Corp.	2,292	126,210
Texas Pacific Land Corp.	96	27,573
TotalEnergies SE	7,772	506,562
Valero Energy Corp.	727	118,348
Williams Cos., Inc.	6,833	410,732
Woodside Energy Group Ltd.	3,882	60,787
		8,839,123
Paper & Forest Products — 0.0%
UPM-Kymmene OYJ (b)	2,368	68,623
Personal Care Products — 0.2%
Estee Lauder Cos., Inc. - Class A	4,108	430,190
Kenvue, Inc.	2,155	37,174
L'Oreal SA	796	341,908
Shiseido Co. Ltd.	100	1,460
Unilever PLC	8,179	534,754
		1,345,486
Pharmaceuticals — 2.2%
Astellas Pharma, Inc.	14,400	192,399
AstraZeneca PLC	5,248	966,639
Bayer AG	1,388	59,874
Bristol-Myers Squibb Co.	17,649	951,987
Chugai Pharmaceutical Co. Ltd.	1,500	78,852
Daiichi Sankyo Co. Ltd.	2,800	59,633
Eli Lilly & Co.	3,774	4,055,842
GSK PLC	16,344	401,663
Haleon PLC	10,184	51,533
Johnson & Johnson	8,021	1,659,946
Merck & Co., Inc.	8,200	863,132
Novartis AG	7,348	1,015,040
Novo Nordisk AS - Class B (b)	10,466	533,481
Orion OYJ - Class B	2,865	213,940
Pfizer, Inc.	18,165	452,309
Recordati Industria Chimica e Farmaceutica SpA	841	47,904
Roche Holding AG (b)	2,060	851,332
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-433

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Pharmaceuticals—(Continued)
Sandoz Group AG	1,048	$76,380
Sanofi SA	2,754	267,187
Takeda Pharmaceutical Co. Ltd.	5,200	161,548
UCB SA	193	53,831
Zoetis, Inc.	755	94,994
		13,109,446
Professional Services — 0.3%
Automatic Data Processing, Inc.	1,314	338,000
Experian PLC	2,431	109,946
Leidos Holdings, Inc.	1,123	202,589
MEITEC Group Holdings, Inc.	2,800	63,399
Paychex, Inc. (b)	1,043	117,004
Recruit Holdings Co. Ltd.	5,700	325,168
RELX PLC	5,920	239,454
Verisk Analytics, Inc.	773	172,912
		1,568,472
Real Estate Management & Development — 0.2%
CBRE Group, Inc. - Class A (a)	3,078	494,912
CK Asset Holdings Ltd.	10,000	50,371
CoStar Group, Inc. (a)	916	61,592
Jones Lang LaSalle, Inc. (a)	215	72,341
Mitsubishi Estate Co. Ltd.	5,000	121,776
Mitsui Fudosan Co. Ltd.	7,100	80,779
Zillow Group, Inc. - Class C (a)	523	35,679
		917,450
Retail REITs — 0.1%
Realty Income Corp.	660	37,204
Simon Property Group, Inc.	2,219	410,759
		447,963
Semiconductors & Semiconductor Equipment — 6.6%
Advanced Micro Devices, Inc. (a)	10,061	2,154,664
Advantest Corp.	2,700	340,859
Analog Devices, Inc.	1,697	460,226
Applied Materials, Inc.	2,445	628,341
ASM International NV	86	51,843
ASML Holding NV	1,247	1,332,938
Broadcom, Inc.	20,944	7,248,718
Credo Technology Group Holding Ltd. (a)	1,780	256,124
Disco Corp.	100	30,839
First Solar, Inc. (a)	2,064	539,179
Infineon Technologies AG	2,636	116,798
Intel Corp. (a)	13,589	501,434
KLA Corp.	853	1,036,463
Lam Research Corp.	6,394	1,094,525
Lasertec Corp.	200	37,957
Marvell Technology, Inc.	3,111	264,373
Microchip Technology, Inc.	932	59,387
Micron Technology, Inc.	3,654	1,042,888
Monolithic Power Systems, Inc.	162	146,830
NVIDIA Corp.	102,880	19,187,120
NXP Semiconductors NV	846	183,633
Security Description	Shares	Value
Semiconductors & Semiconductor Equipment—(Continued)
Qnity Electronics, Inc. - Class W/I	588	$48,010
QUALCOMM, Inc.	3,211	549,242
Rambus, Inc. (a)	517	47,507
Renesas Electronics Corp. (a)	3,800	52,042
STMicroelectronics NV	1,646	42,658
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (b)	470	142,828
Teradyne, Inc.	226	43,745
Texas Instruments, Inc.	2,708	469,811
Tokyo Electron Ltd.	1,500	329,426
		38,440,408
Software — 4.5%
Adobe, Inc. (a)	2,241	784,328
AppLovin Corp. - Class A (a)	748	504,017
Atlassian Corp. - Class A (a)	377	61,127
Autodesk, Inc. (a)	1,250	370,012
Cadence Design Systems, Inc. (a)	1,714	535,762
Constellation Software, Inc.	108	259,773
Crowdstrike Holdings, Inc. - Class A (a)	974	456,572
Datadog, Inc. - Class A (a)	1,133	154,077
Docusign, Inc. (a)	309	21,136
Fair Isaac Corp. (a)	59	99,747
Fortinet, Inc. (a)	1,559	123,800
HubSpot, Inc. (a)	143	57,386
Intuit, Inc.	1,821	1,206,267
Microsoft Corp.	30,453	14,727,680
Nebius Group NV (a) (b)	367	30,720
Oracle Corp.	8,128	1,584,228
Palantir Technologies, Inc. - Class A (a)	7,710	1,370,452
Palo Alto Networks, Inc. (a)	2,559	471,368
Roper Technologies, Inc.	351	156,241
Sage Group PLC	3,057	44,515
Salesforce, Inc.	4,846	1,283,754
SAP SE	3,402	832,396
ServiceNow, Inc. (a)	3,725	570,633
Strategy, Inc. - Class A (a) (b)	856	130,069
Synopsys, Inc. (a)	625	293,575
WiseTech Global Ltd.	596	27,012
Workday, Inc. - Class A (a)	398	85,482
Xero Ltd. (a)	421	31,832
Zscaler, Inc. (a)	601	135,177
		26,409,138
Specialized REITs — 0.2%
American Tower Corp.	658	115,525
Crown Castle, Inc.	744	66,119
Digital Realty Trust, Inc.	1,367	211,489
Equinix, Inc.	363	278,116
Gaming & Leisure Properties, Inc.	939	41,964
Iron Mountain, Inc.	490	40,645
Public Storage	401	104,059
SBA Communications Corp.	290	56,095
Weyerhaeuser Co.	2,195	52,000
		966,012
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-434

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Specialty Retail — 0.8%
AutoNation, Inc. (a)	208	$42,948
AutoZone, Inc. (a)	82	278,103
Carvana Co. (a) (b)	920	388,259
Fast Retailing Co. Ltd.	300	108,796
Home Depot, Inc.	3,443	1,184,736
Industria de Diseno Textil SA (b)	3,713	244,577
Lowe's Cos., Inc.	1,365	329,183
O'Reilly Automotive, Inc. (a)	8,935	814,961
Ross Stores, Inc.	698	125,738
Sanrio Co. Ltd.	2,100	65,884
TJX Cos., Inc.	7,789	1,196,468
Ulta Beauty, Inc. (a)	116	70,181
Williams-Sonoma, Inc.	227	40,540
		4,890,374
Technology Hardware, Storage & Peripherals — 2.7%
Apple, Inc.	54,991	14,949,853
Dell Technologies, Inc. - Class C	1,143	143,881
Hewlett Packard Enterprise Co.	3,509	84,286
HP, Inc.	2,634	58,686
Logitech International SA	438	44,607
Pure Storage, Inc. - Class A (a)	2,686	179,989
Seagate Technology Holdings PLC (b)	739	203,513
Super Micro Computer, Inc. (a)	1,010	29,563
Western Digital Corp.	1,324	228,085
Xiaomi Corp. - Class B (a)	29,600	149,393
		16,071,856
Textiles, Apparel & Luxury Goods — 0.4%
Asics Corp.	3,900	93,954
Cie Financiere Richemont SA - Class A	1,082	233,513
Gildan Activewear, Inc.	530	33,127
Hermes International SCA	103	254,482
Kering SA	164	57,869
Lululemon Athletica, Inc. (a)	134	27,847
LVMH Moet Hennessy Louis Vuitton SE	773	582,765
NIKE, Inc. - Class B	3,548	226,043
Tapestry, Inc.	5,187	662,743
		2,172,343
Tobacco — 0.1%
Altria Group, Inc.	2,195	126,564
British American Tobacco PLC	3,102	175,814
Imperial Brands PLC	1,229	51,669
Japan Tobacco, Inc.	1,600	57,579
Philip Morris International, Inc.	2,101	337,001
		748,627
Trading Companies & Distributors — 0.4%
AerCap Holdings NV	363	52,185
Ashtead Group PLC	1,297	88,488
Fastenal Co.	12,063	484,088
Ferguson Enterprises, Inc.	1,174	260,835
ITOCHU Corp.	24,000	302,943
Marubeni Corp.	2,000	55,654
Security Description	Shares/ Principal Amount*	Value
Trading Companies & Distributors—(Continued)
Mitsubishi Corp.	13,400	$307,052
Mitsui & Co. Ltd.	9,500	280,779
Rexel SA	1,029	40,447
Sumitomo Corp.	8,700	300,888
United Rentals, Inc.	253	204,758
WW Grainger, Inc.	94	94,851
		2,472,968
Transportation Infrastructure — 0.0%
Aena SME SA	6,714	187,951
Water Utilities — 0.0%
American Water Works Co., Inc. (b)	312	40,716
United Utilities Group PLC	5,773	92,870
		133,586
Wireless Telecommunication Services — 0.3%
KDDI Corp.	17,000	294,072
SoftBank Corp.	33,700	46,266
SoftBank Group Corp.	12,000	338,307
Tele2 AB - B Shares	2,598	43,594
T-Mobile U.S., Inc.	2,976	604,247
Vodafone Group PLC	153,160	203,506
		1,529,992
Total Common Stocks (Cost $236,363,204)		323,290,888

Corporate Bonds & Notes—37.1%
Aerospace/Defense — 1.1%
Boeing Co.
3.250%, 02/01/35	2,000,000	1,751,170
5.805%, 05/01/50 (b)	500,000	491,797
Howmet Aerospace, Inc.
4.550%, 11/15/32 (b)	659,000	661,936
4.850%, 10/15/31 (b)	1,500,000	1,539,094
RTX Corp.
1.900%, 09/01/31 (b)	1,000,000	877,834
6.400%, 03/15/54 (b)	1,000,000	1,100,464
		6,422,295
Agriculture — 0.4%
BAT Capital Corp.
4.390%, 08/15/37	1,303,000	1,200,272
Philip Morris International, Inc.
4.375%, 04/30/30	1,076,000	1,082,633
		2,282,905
Apparel — 0.3%
Tapestry, Inc.
3.050%, 03/15/32 (b)	600,000	546,799
5.500%, 03/11/35 (b)	1,235,000	1,262,634
		1,809,433
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-435

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Auto Manufacturers — 1.4%
BMW U.S. Capital LLC
5.200%, 08/11/35 (144A) (b)	335,000	$338,561
5.400%, 03/21/35 (144A) (b)	738,000	764,075
Daimler Truck Finance North America LLC
5.625%, 01/13/35 (144A) (b)	1,056,000	1,093,205
Ford Motor Credit Co. LLC
2.900%, 02/16/28 (b)	1,136,000	1,093,845
4.000%, 11/13/30 (b)	200,000	188,739
General Motors Financial Co., Inc.
2.700%, 06/10/31 (b)	480,000	434,644
5.450%, 09/06/34	619,000	627,908
5.750%, 02/08/31 (b)	647,000	680,518
5.950%, 04/04/34	2,000,000	2,093,153
Stellantis Finance U.S., Inc.
6.450%, 03/18/35 (144A) (b)	1,075,000	1,117,473
		8,432,121
Banks — 9.9%
Bank of America Corp.
2.884%, 3M TSFR + 1.452%, 10/22/30 (c)	1,649,000	1,569,190
2.972%, SOFR + 1.330%, 02/04/33 (b) (c)	4,836,000	4,422,543
4.375%, 5Y H15 + 2.760%, 01/27/27 (c)	1,097,000	1,085,120
Barclays PLC
2.667%, 1Y H15 + 1.200%, 03/10/32 (b) (c)	1,477,000	1,345,257
5.335%, SOFR + 1.910%, 09/10/35 (b) (c)	887,000	901,360
BNP Paribas SA
6.875%, 5Y H15 + 2.853%, 12/15/33 (144A) (c)	440,000	441,888
BOKF NA
6.108%, 5Y H15 + 2.000%, 11/06/40 (b) (c)	319,000	325,146
BPCE SA
5.389%, SOFR + 1.581%, 05/28/31 (144A) (b) (c)	571,000	586,115
Citigroup, Inc.
5.174%, SOFR + 1.488%, 09/11/36 (c)	989,000	998,245
6.625%, 5Y H15 + 3.001%, 02/15/31 (c)	682,000	693,097
6.875%, 5Y H15 + 2.890%, 08/15/30 (c)	496,000	515,396
Credit Agricole SA
4.818%, SOFR + 1.360%, 09/25/33 (144A) (b) (c)	1,258,000	1,256,355
Deutsche Bank AG
4.469%, SOFR + 1.100%, 12/10/31 (c)	686,000	683,664
ING Groep NV
5.066%, SOFR + 1.230%, 03/25/31 (b) (c)	1,298,000	1,329,905
Intesa Sanpaolo SpA
6.625%, 06/20/33 (144A)	2,344,000	2,579,379
JPMorgan Chase & Co.
1.953%, SOFR + 1.065%, 02/04/32 (c)	2,080,000	1,854,732
2.739%, 3M TSFR + 1.510%, 10/15/30 (c)	6,243,000	5,922,398
3.650%, 5Y H15 + 2.850%, 06/01/26 (c)	576,000	572,754
KeyCorp
2.550%, 10/01/29 (b)	1,417,000	1,337,683
Lloyds Banking Group PLC
5.721%, 1Y H15 + 1.070%, 06/05/30 (b) (c)	2,413,000	2,528,938
M&T Bank Corp.
5.053%, SOFR + 1.850%, 01/27/34 (c)	673,000	677,287
5.400%, 5Y H15 + 1.430%, 07/30/35 (c)	650,000	656,412
Mitsubishi UFJ Financial Group, Inc.
5.159%, 1Y H15 + 1.170%, 04/24/31 (c)	284,000	292,692
Security Description	Principal Amount*	Value
Banks—(Continued)
Morgan Stanley
1.794%, SOFR + 1.034%, 02/13/32 (c)	949,000	$833,460
2.699%, SOFR + 1.143%, 01/22/31 (c)	672,000	630,334
2.943%, SOFR + 1.290%, 01/21/33 (b) (c)	4,900,000	4,472,196
Morgan Stanley Private Bank NA
4.465%, SOFR + 1.020%, 11/19/31 (c)	680,000	681,780
PNC Financial Services Group, Inc.
6.200%, 5Y H15 + 3.238%, 09/15/27 (c)	2,070,000	2,104,060
Standard Chartered PLC
5.400%, 1Y H15 + 1.200%, 08/12/36 (144A) (c)	805,000	820,538
Truist Financial Corp.
1.950%, 06/05/30 (b)	724,000	657,625
5.711%, SOFR + 1.922%, 01/24/35 (c)	640,000	673,229
U.S. Bancorp
4.839%, SOFR + 1.600%, 02/01/34 (c)	2,159,000	2,174,863
UBS Group AG
3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	3,617,000	3,355,752
Wells Fargo & Co.
3.350%, SOFR + 1.500%, 03/02/33 (c)	6,744,000	6,294,424
3.900%, 5Y H15 + 3.453%, 03/15/26 (c)	1,080,000	1,076,640
5.389%, SOFR + 2.020%, 04/24/34 (b) (c)	1,920,000	1,997,630
		58,348,087
Beverages — 0.3%
Bacardi-Martini BV
6.000%, 02/01/35 (144A)	771,000	800,035
Constellation Brands, Inc.
4.950%, 11/01/35 (b)	712,000	704,110
		1,504,145
Building Materials — 0.3%
Owens Corning
5.950%, 06/15/54	1,000,000	1,014,859
Trane Technologies Financing Ltd.
5.250%, 03/03/33	1,000,000	1,041,418
		2,056,277
Chemicals — 0.1%
LYB International Finance III LLC
5.125%, 01/15/31	319,000	320,184
Computers — 0.4%
Dell International LLC/EMC Corp.
4.500%, 02/15/31	548,000	547,218
5.100%, 02/15/36 (b)	1,156,000	1,141,623
5.300%, 04/01/32	403,000	414,494
		2,103,335
Cosmetics/Personal Care — 0.3%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC
5.600%, 01/15/31 (144A) (b)	880,000	888,004
6.625%, 07/15/30 (144A) (b)	664,000	680,191
		1,568,195
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-436

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Diversified Financial Services — 1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
5.375%, 12/15/31	1,069,000	$1,107,162
Aircastle Ltd.
6.500%, 07/18/28 (144A) (b)	1,773,000	1,863,931
Ally Financial, Inc.
5.548%, SOFR + 1.780%, 07/31/33 (b) (c)	813,000	818,952
American Express Co.
4.918%, SOFR + 1.220%, 07/20/33 (b) (c)	441,000	448,804
Avolon Holdings Funding Ltd.
4.950%, 10/15/32 (144A)	1,978,000	1,956,449
5.150%, 01/15/30 (144A) (b)	1,078,000	1,095,655
5.375%, 05/30/30 (144A) (b)	286,000	293,609
Capital One Financial Corp.
2.359%, SOFR + 1.337%, 07/29/32 (b) (c)	345,000	301,999
5.197%, SOFR + 1.630%, 09/11/36 (b) (c)	495,000	492,503
6.700%, 11/29/32	1,425,000	1,577,034
Stellantis Financial Services U.S. Corp.
5.400%, 09/15/30 (144A) (b)	751,000	762,572
Synchrony Financial
6.000%, SOFR + 2.070%, 07/29/36 (c)	269,000	276,113
		10,994,783
Electric — 2.3%
Baltimore Gas & Electric Co.
5.400%, 06/01/53 (b)	2,000,000	1,922,902
Berkshire Hathaway Energy Co.
6.500%, 09/15/37	345,000	380,100
Commonwealth Edison Co.
5.950%, 06/01/55	313,000	325,300
Enel Finance International NV
5.000%, 09/30/35 (144A) (b)	763,000	757,876
Entergy Arkansas LLC
5.450%, 06/01/34	978,000	1,021,717
Florida Power & Light Co.
5.300%, 06/15/34 (b)	2,000,000	2,094,947
PG&E Energy Recovery Funding LLC
2.280%, 01/15/38	1,624,000	1,377,548
2.822%, 07/15/48	2,151,000	1,568,422
Southern Power Co.
4.900%, 10/01/35 (b)	585,000	578,696
Virginia Electric & Power Co.
4.900%, 09/15/35 (b)	1,664,000	1,656,117
5.150%, 03/15/35 (b)	1,843,000	1,875,182
		13,558,807
Electrical Components & Equipment — 0.1%
Molex Electronic Technologies LLC
5.250%, 04/30/32 (144A)	320,000	328,504
Electronics — 0.2%
Keysight Technologies, Inc.
5.350%, 07/30/30 (b)	871,000	908,365
Entertainment — 0.2%
Flutter Treasury DAC
5.875%, 06/04/31 (144A)	1,268,000	1,285,625
Security Description	Principal Amount*	Value
Food — 0.5%
Flowers Foods, Inc.
2.400%, 03/15/31	630,000	$556,637
5.750%, 03/15/35 (b)	987,000	989,512
Kellanova
5.250%, 03/01/33 (b)	646,000	669,802
Mars, Inc.
5.200%, 03/01/35 (144A) (b)	1,000,000	1,027,830
		3,243,781
Healthcare-Services — 1.1%
HCA, Inc.
2.375%, 07/15/31 (b)	2,000,000	1,793,183
4.625%, 03/15/52	1,220,000	996,326
UnitedHealth Group, Inc.
3.700%, 08/15/49	3,334,000	2,475,445
5.150%, 07/15/34	1,215,000	1,244,463
		6,509,417
Insurance — 3.8%
American International Group, Inc.
5.450%, 05/07/35 (b)	533,000	555,233
Assurant, Inc.
5.550%, 02/15/36 (b)	229,000	232,676
Beacon Funding Trust
6.266%, 08/15/54 (144A)	1,093,000	1,109,642
Belrose Funding Trust II
6.792%, 05/15/55 (144A) (b)	694,000	720,610
Chubb INA Holdings LLC
4.900%, 08/15/35	1,118,000	1,122,741
CNA Financial Corp.
5.200%, 08/15/35 (b)	1,113,000	1,118,312
Hartford Insurance Group, Inc.
2.900%, 09/15/51	3,318,000	2,113,791
High Street Funding Trust III
5.807%, 02/15/55 (144A) (b)	353,000	351,640
Horace Mann Educators Corp.
4.700%, 10/01/30	449,000	445,201
Lincoln Financial Global Funding
5.300%, 01/13/30 (144A) (b)	637,000	658,954
Lincoln National Corp.
5.350%, 11/15/35 (b)	659,000	664,829
Manulife Financial Corp.
4.986%, 12/11/35	588,000	586,551
MassMutual Global Funding II
4.350%, 09/17/31 (144A)	1,516,000	1,501,693
New York Life Global Funding
4.150%, 07/25/28 (144A)	1,682,000	1,691,117
Northwestern Mutual Life Insurance Co.
6.170%, 05/29/55 (144A)	404,000	428,769
Omnis Funding Trust
6.722%, 05/15/55 (144A)	1,375,000	1,429,797
Pacific Life Global Funding II
4.875%, 07/17/32 (144A)	1,841,000	1,872,424
Pricoa Global Funding I
4.750%, 08/26/32 (144A) (b)	1,119,000	1,126,580
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-437

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Insurance—(Continued)
Principal Life Global Funding II
4.950%, 11/27/29 (144A) (b)	605,000	$618,190
Protective Life Corp.
4.700%, 01/15/31 (144A)	408,000	409,285
Prudential Financial, Inc.
5.125%, 5Y H15 + 3.162%, 03/01/52 (b) (c)	1,827,000	1,810,298
Unum Group
4.500%, 12/15/49	795,000	639,376
6.000%, 06/15/54 (b)	1,010,000	997,353
		22,205,062
Internet — 1.0%
Amazon.com, Inc.
4.650%, 11/20/35	1,469,000	1,463,059
5.450%, 11/20/55	2,266,000	2,211,671
Beignet Investor LLC
6.581%, 05/30/49 (144A)	1,146,000	1,210,743
Meta Platforms, Inc.
4.600%, 11/15/32 (b)	254,000	256,042
5.625%, 11/15/55 (b)	585,000	561,466
		5,702,981
Investment Companies — 0.1%
EQT AB
5.850%, 05/08/35 (144A) (b)	538,000	551,520
Leisure Time — 0.4%
Carnival Corp.
4.000%, 08/01/28 (144A) (b)	669,000	659,145
5.125%, 05/01/29 (144A) (b)	691,000	698,663
Royal Caribbean Cruises Ltd.
5.375%, 01/15/36 (b)	1,168,000	1,172,891
		2,530,699
Machinery-Diversified — 0.3%
Ingersoll Rand, Inc.
5.450%, 06/15/34	1,000,000	1,040,477
Regal Rexnord Corp.
6.400%, 04/15/33 (b)	500,000	537,818
		1,578,295
Media — 1.2%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.700%, 04/01/51	5,173,000	3,256,051
Comcast Corp.
2.887%, 11/01/51	5,000,000	2,923,967
Paramount Global
4.200%, 05/19/32 (b)	1,250,000	1,129,387
		7,309,405
Miscellaneous Manufacturing — 0.1%
Siemens Funding BV
4.600%, 05/28/30 (144A) (b)	300,000	306,150
Security Description	Principal Amount*	Value
Miscellaneous Manufacturing—(Continued)
Siemens Funding BV
5.900%, 05/28/65 (144A)	200,000	$209,526
		515,676
Oil & Gas — 1.6%
BP Capital Markets PLC
6.125%, 5Y H15 + 1.924%, 03/18/35 (c)	1,059,000	1,092,049
Coterra Energy, Inc.
5.400%, 02/15/35 (b)	825,000	837,370
Diamondback Energy, Inc.
3.125%, 03/24/31 (b)	1,189,000	1,111,016
5.550%, 04/01/35 (b)	429,000	440,940
Eni SpA
5.750%, 05/19/35 (144A) (b)	432,000	451,807
Expand Energy Corp.
5.700%, 01/15/35 (b)	546,000	565,039
HF Sinclair Corp.
6.250%, 01/15/35 (b)	606,000	631,884
Ovintiv, Inc.
6.500%, 08/15/34 (b)	638,000	685,320
6.500%, 02/01/38	736,000	771,202
Permian Resources Operating LLC
6.250%, 02/01/33 (144A) (b)	380,000	389,791
Phillips 66 Co.
5.875%, 5Y H15 + 2.283%, 03/15/56 (c)	667,000	659,864
6.200%, 5Y H15 + 2.166%, 03/15/56 (b) (c)	500,000	497,950
Repsol E&P Capital Markets U.S. LLC
5.204%, 09/16/30 (144A) (b)	563,000	570,966
5.976%, 09/16/35 (144A) (b)	558,000	569,093
		9,274,291
Pharmaceuticals — 1.4%
AbbVie, Inc.
4.250%, 11/21/49	1,500,000	1,235,332
Becton Dickinson & Co.
4.669%, 06/06/47	640,000	557,246
CVS Health Corp.
5.250%, 02/21/33 (b)	139,000	143,112
5.625%, 02/21/53 (b)	2,432,000	2,282,951
Eli Lilly & Co.
4.600%, 08/14/34 (b)	1,500,000	1,504,348
Pfizer Investment Enterprises Pte. Ltd.
4.750%, 05/19/33 (b)	672,000	679,125
5.300%, 05/19/53 (b)	2,000,000	1,893,753
		8,295,867
Pipelines — 1.3%
Cheniere Corpus Christi Holdings LLC
3.700%, 11/15/29 (b)	1,126,000	1,099,631
Cheniere Energy, Inc.
5.650%, 04/15/34 (b)	1,045,000	1,084,062
Enbridge, Inc.
7.375%, 5Y H15 + 3.122%, 03/15/55 (b) (c)	500,000	529,268
MPLX LP
5.400%, 09/15/35 (b)	1,008,000	1,015,499
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-438

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value
Pipelines—(Continued)
Plains All American Pipeline LP/PAA Finance Corp.
5.600%, 01/15/36	509,000	$514,887
Sabine Pass Liquefaction LLC
4.500%, 05/15/30 (b)	1,000,000	1,004,048
South Bow USA Infrastructure Holdings LLC
5.584%, 10/01/34 (b)	707,000	714,001
Western Midstream Operating LP
5.450%, 11/15/34	1,100,000	1,107,885
5.500%, 12/15/35 (b)	515,000	512,261
		7,581,542
Real Estate Investment Trusts — 2.2%
American Tower Corp.
2.100%, 06/15/30	750,000	680,655
5.400%, 01/31/35	569,000	585,705
Broadstone Net Lease LLC
5.000%, 11/01/32 (b)	674,000	675,124
Cousins Properties LP
5.250%, 07/15/30	594,000	609,093
Healthpeak OP LLC
5.375%, 02/15/35 (b)	532,000	543,362
Highwoods Realty LP
4.200%, 04/15/29 (b)	500,000	492,347
5.350%, 01/15/33	159,000	158,881
7.650%, 02/01/34 (b)	500,000	568,572
Host Hotels & Resorts LP
5.500%, 04/15/35 (b)	412,000	417,035
5.700%, 07/01/34 (b)	500,000	516,555
Kilroy Realty LP
2.500%, 11/15/32 (b)	500,000	416,812
Kimco Realty OP LLC
4.850%, 03/01/35 (b)	781,000	777,659
Omega Healthcare Investors, Inc.
3.250%, 04/15/33 (b)	339,000	301,359
3.375%, 02/01/31	1,186,000	1,107,256
Phillips Edison Grocery Center Operating Partnership I LP
5.250%, 08/15/32	658,000	672,545
Piedmont Operating Partnership LP
3.150%, 08/15/30	750,000	688,458
Prologis LP
4.750%, 01/15/31	290,000	296,442
Prologis Targeted U.S. Logistics Fund LP
4.750%, 01/15/36 (144A)	1,147,000	1,120,330
Regency Centers LP
5.100%, 01/15/35 (b)	1,511,000	1,529,939
Trust Fibra Uno
7.700%, 01/23/32 (144A)	518,000	567,382
		12,725,511
Retail — 0.3%
Alimentation Couche-Tard, Inc.
2.950%, 01/25/30 (144A) (b)	447,000	423,476
Lowe's Cos., Inc.
2.625%, 04/01/31	508,000	466,054
Tractor Supply Co.
1.750%, 11/01/30 (b)	632,000	559,752
Security Description	Principal Amount*/ Shares	Value
Retail—(Continued)
Tractor Supply Co.
5.250%, 05/15/33	410,000	$423,986
		1,873,268
Semiconductors — 0.3%
Broadcom, Inc.
3.137%, 11/15/35 (144A)	935,000	805,209
Foundry JV Holdco LLC
5.900%, 01/25/33 (144A)	315,000	329,599
Intel Corp.
3.250%, 11/15/49	1,000,000	638,842
		1,773,650
Software — 1.1%
Fiserv, Inc.
5.250%, 08/11/35 (b)	502,000	500,876
5.625%, 08/21/33	750,000	773,372
Oracle Corp.
3.600%, 04/01/40	1,328,000	984,895
3.600%, 04/01/50	1,000,000	622,911
3.650%, 03/25/41	611,000	445,737
4.000%, 07/15/46	563,000	390,266
4.700%, 09/27/34	839,000	777,991
4.800%, 09/26/32 (b)	759,000	732,755
6.100%, 09/26/65	541,000	477,158
Roper Technologies, Inc.
5.100%, 09/15/35 (b)	979,000	986,444
		6,692,405
Telecommunications — 1.2%
AT&T, Inc.
3.500%, 06/01/41 (b)	2,658,000	2,090,769
3.550%, 09/15/55	1,000,000	665,642
4.850%, 03/01/39 (b)	1,000,000	950,948
Rogers Communications, Inc.
4.550%, 03/15/52	1,914,000	1,523,115
T-Mobile USA, Inc.
3.875%, 04/15/30	559,000	549,707
Verizon Communications, Inc.
3.550%, 03/22/51 (b)	2,187,000	1,552,413
		7,332,594
Total Corporate Bonds & Notes (Cost $219,064,559)		217,619,025

Investment Companies—1.0%
Exchange-Traded Funds — 1.0%
iShares MSCI EAFE Value ETF (b)	41,604	2,970,942
VanEck Gold Miners ETF (b)	35,677	3,060,016
Total Investment Companies (Cost $6,122,916)		6,030,958

§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-439

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Preferred Stocks—0.0%
Security Description	Shares/ Principal Amount*	Value

Household Products — 0.0%
Henkel AG & Co. KGaA	453	$37,024
Life Sciences Tools & Services — 0.0%
Sartorius AG	35	10,119
Total Preferred Stocks (Cost $47,513)		47,143

Warrants—0.0%
Software — 0.0%
Constellation Software, Inc., Expires 03/31/40 (a) (Cost $0)	208	0

Short-Term Investments—3.9%
Repurchase Agreement—0.6%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $3,407,602; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $3,475,483	3,407,128	3,407,128
U.S. Treasury—3.3%
U.S. Treasury Bills
3.616%, 03/05/26 (b) (d)	4,191,200	4,165,686
3.777%, 02/05/26 (b) (d)	15,476,800	15,425,037
		19,590,723
Total Short-Term Investments (Cost $22,991,770)		22,997,851

Securities Lending Reinvestments (e)—10.2%
Short-Term Investment Funds—1.9%
Allspring Government Money Market Fund, Select Class 3.710% (f)	2,000,000	2,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 3.640% (f)	2,000,000	2,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (f)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (f)	1,000,000	1,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class 3.680% (f)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 3.690% (f)	2,000,000	2,000,000
		11,000,000

Certificates of Deposit—0.7%
Bank of Montreal
4.120%, SOFR + 0.350%, 05/14/26 (c)	2,000,000	2,000,050
Canadian Imperial Bank of Commerce (NY)
4.090%, SOFR + 0.380%, 08/11/26 (c)	1,300,000	1,300,797
Standard Chartered Bank
3.980%, SOFR + 0.270%, 05/07/26 (c)	1,000,000	1,000,278
		4,301,125
Security Description	Principal Amount*	Value
Commercial Paper—0.3%
Ionic Funding LLC
4.110%, 01/05/26	1,500,000	$1,499,184
Repurchase Agreements—6.9%
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $4,000,838; collateralized by various Common Stock with an aggregate market value of $4,454,703	4,000,000	4,000,000
Repurchase Agreement dated 12/31/25 at 3.810%, due on 01/02/26 with a maturity value of $2,000,423; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.000%, maturity dates ranging from 02/19/26 - 02/15/55, and an aggregate market value of $2,040,000	2,000,000	2,000,000
Repurchase Agreement dated 12/31/25 at 3.850%, due on 01/02/26 with a maturity value of $2,000,428; collateralized by various Common Stock with an aggregate market value of $2,227,351	2,000,000	2,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/31/25 at 3.970%, due on 04/02/26 with a maturity value of $2,020,291; collateralized by various Common Stock with an aggregate market value of $2,227,637	2,000,000	2,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $2,257,093; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $2,302,234	2,256,612	2,256,612
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 4.130%, due on 07/06/26 with a maturity value of $4,085,812; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.000%, maturity dates ranging from 01/15/26 - 06/30/26, and various Common Stock with an aggregate market value of $4,160,500	4,000,000	4,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $5,001,108; collateralized by various Common Stock with an aggregate market value of $5,564,792	5,000,000	5,000,000
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $4,000,858; collateralized by various Common Stock with an aggregate market value of $4,459,509	4,000,000	4,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $3,000,643; collateralized by various Common Stock with an aggregate market value of $3,333,696	3,000,000	3,000,000
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $2,300,489; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 05/15/26 - 11/15/55, and an aggregate market value of $2,346,499	2,300,000	2,300,000
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-440

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (e)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $100,020; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $102,000	100,000	$100,000
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $5,001,039; collateralized by various Common Stock with an aggregate market value of $5,501,143	5,000,000	5,000,000
Virtu Americas LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/07/26 with a maturity value of $5,003,879; collateralized by various Common Stock with an aggregate market value of $5,556,321	5,000,000	5,000,000
		40,656,612
Time Deposit—0.4%
Banco Santander SA
3.620%, 01/02/26	2,000,000	2,000,000
Total Securities Lending Reinvestments (Cost $59,456,098)		59,456,921
Total Investments—107.3% (Cost $544,046,060)		629,442,786
Other assets and liabilities (net)—(7.3)%		(42,636,739)
Net Assets—100.0%		$586,806,047

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $100,305,961 and the collateral received consisted of cash in the amount of $59,441,542 and non-cash collateral with a value of $44,255,018. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of
U.S. government securities that are held in safe-keeping by the lending agent, or a third-
party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.

(c)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$44,875,723, which is 7.6% of net assets.

Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$240,451,724	$0	$347,373,662
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(6,430,969)	$—	$—	$—	$(6,430,969)
Corporate Bonds & Notes	(45,655,049)	—	—	—	(45,655,049)
Investment Companies	(3,117,166)	—	—	—	(3,117,166)
U.S. Treasury	(4,238,358)	—	—	—	(4,238,358)
Total Borrowings	$(59,441,542)	$—	$—	$—	$(59,441,542)
Gross amount of recognized liabilities for securities lending transactions					$(59,441,542)
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-441

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Investments in Derivative Instruments
Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	3,690,000	JPMC	01/27/26	USD	2,392,665	$70,178
CAD	4,280,181	JPMC	01/27/26	USD	3,067,654	54,296
CHF	1,458,000	UBSA	01/27/26	USD	1,836,469	8,387
CHF	13,902,000	UBSA	01/27/26	USD	17,510,691	79,971
DKK	4,585,000	UBSA	01/27/26	USD	714,167	8,178
EUR	1,368,103	JPMC	01/27/26	USD	1,591,849	17,622
EUR	15,269,000	JPMC	01/27/26	USD	17,766,169	196,669
GBP	2,425,161	UBSA	01/27/26	USD	3,185,289	83,619
JPY	464,571,344	JPMC	01/27/26	USD	3,006,414	(34,977)
NOK	2,079,000	MSIP	01/27/26	USD	205,497	774
SEK	15,641,000	JPMC	01/27/26	USD	1,657,906	42,981

Contracts to Deliver
AUD	1,092,000	MSIP	01/27/26	USD	727,710	(1,131)
CAD	1,813,000	MSIP	01/27/26	USD	1,319,536	(2,861)
CAD	1,254,000	UBSA	01/27/26	USD	898,291	(16,373)
EUR	7,574,000	CBNA	01/27/26	USD	8,767,142	(143,103)
GBP	1,160,000	UBSA	01/27/26	USD	1,550,690	(12,890)
HKD	5,573,000	MSIP	01/27/26	USD	717,100	447
JPY	112,040,000	JPMC	01/27/26	USD	719,939	3,321
JPY	2,364,723,000	JPMC	01/27/26	USD	15,303,003	178,036
SEK	4,237,000	MSIP	01/27/26	USD	449,543	(11,211)

Cross Currency Contracts to Buy
CHF	7,096,475	MSIP	01/27/26	EUR	7,695,000	(73,187)
JPY	2,366,512,667	GSI	01/27/26	CHF	12,153,482	(241,790)
Net Unrealized Appreciation						$206,956
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Bloomberg U.S. Corporate Investment Grade Index Futures	03/17/26	183	USD	19,585,575	$59
Euro STOXX 50 Index Futures	03/20/26	137	EUR	8,002,170	133,234
FTSE 100 Index Futures	03/20/26	44	GBP	4,374,040	143,166
MSCI World Index Futures	03/20/26	318	USD	45,982,800	414,141
Nikkei 225 Index Futures	03/12/26	18	JPY	907,200,000	(13,298)
SPI 200 Index Futures	03/19/26	19	AUD	4,121,100	16,138
TOPIX Index Futures	03/12/26	9	JPY	307,215,000	19,253
U.K. Long Gilt Bond Futures	03/27/26	73	GBP	6,670,010	59,935
U.S. Treasury Long Bond Futures	03/20/26	130	USD	15,027,188	(142,208)
U.S. Treasury Ultra Long Bond Futures	03/20/26	20	USD	2,360,000	(41,288)

Futures Contracts—Short
Euro-Bund Futures	03/06/26	(60)	EUR	(7,654,200)	76,437
S&P 500 Index E-Mini Futures	03/20/26	(50)	USD	(17,231,250)	(9,366)
U.S. Treasury Note 2 Year Futures	03/31/26	(84)	USD	(17,538,281)	9,435
U.S. Treasury Note 5 Year Futures	03/31/26	(293)	USD	(32,026,274)	67,676
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-442

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Futures Contracts — (Continued)
Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/20/26	(295)	USD	(33,169,063)	$198,967
U.S. Treasury Note Ultra 10 Year Futures	03/20/26	(18)	USD	(2,070,281)	16,632
Net Unrealized Appreciation					$948,913
Centrally Cleared Interest Rate Swap Contracts
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M SOFR	Quarterly	3.530%	Quarterly	01/24/36	USD	183,800,000	$(3,477,090)	$22,066	$(3,499,156)
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Credit	Unrealized appreciation on futures contracts (a) (b)	$59
Equity	Unrealized appreciation on futures contracts (a) (b)	725,932	Unrealized depreciation on futures contracts (a) (b)	$22,664
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	744,479	Unrealized depreciation on forward foreign currency exchange contracts	537,523
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (b) (c)	3,499,156
	Unrealized appreciation on futures contracts (a) (b)	429,082	Unrealized depreciation on futures contracts (a) (b)	183,496
Total		$1,899,552		$4,242,839

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin is reported within the Consolidated
Statement of Assets and Liabilities.

(b)	Financial instrument not subject to a master netting agreement.
(c)
Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated
Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.
The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2025.
Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank NA	$563,103	$(34,977)	$—	$528,126
Morgan Stanley & Co. International PLC	1,221	(1,221)	—	—
UBS AG	180,155	(29,263)	—	150,892
	$744,479	$(65,461)	$—	$679,018
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-443

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2025.
Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank NA	$143,103	$—	$—	$143,103
Goldman Sachs International	241,790	—	—	241,790
JPMorgan Chase Bank NA	34,977	(34,977)	—	—
Morgan Stanley & Co. International PLC	88,390	(1,221)	—	87,169
UBS AG	29,263	(29,263)	—	—
	$537,523	$(65,461)	$—	$472,062

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$301,251	$301,251
Futures contracts	1,491,387	332,875	(31,729,428)	—	(29,905,166)
Swap contracts	1,063,468	—	—	—	1,063,468
	$2,554,855	$332,875	$(31,729,428)	$301,251	$(28,540,447)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$1,236,520	$1,236,520
Futures contracts	(51,234)	59	1,676,488	—	1,625,313
Swap contracts	2,441,195	—	—	—	2,441,195
	$2,389,961	$59	$1,676,488	$1,236,520	$5,303,028
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$112,773,339
Futures contracts long	98,161,699
Futures contracts short	(149,426,139)
Swap contracts	176,050,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$7,319,598	$2,016,046	$—	$9,335,644
Air Freight & Logistics	481,632	247,789	—	729,421
Automobile Components	—	280,561	—	280,561
Automobiles	4,453,712	1,196,331	—	5,650,043
Banks	11,773,625	10,633,326	—	22,406,951
Beverages	3,465,672	434,773	—	3,900,445
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-444

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Biotechnology	$3,734,343	$184,016	$—	$3,918,359
Broadline Retail	10,501,541	645,033	—	11,146,574
Building Products	1,182,676	513,111	—	1,695,787
Capital Markets	9,972,662	1,766,206	—	11,738,868
Chemicals	2,332,967	850,448	—	3,183,415
Commercial Services & Supplies	2,187,461	242,594	—	2,430,055
Communications Equipment	3,379,317	153,656	—	3,532,973
Construction & Engineering	972,257	1,242,770	—	2,215,027
Construction Materials	1,120,346	710,911	—	1,831,257
Consumer Finance	2,465,804	—	—	2,465,804
Consumer Staples Distribution & Retail	4,316,460	790,687	—	5,107,147
Containers & Packaging	149,139	—	—	149,139
Diversified Consumer Services	41,306	—	—	41,306
Diversified REITs	—	172,504	—	172,504
Diversified Telecommunication Services	1,256,846	1,463,462	—	2,720,308
Electric Utilities	3,356,798	1,421,132	—	4,777,930
Electrical Equipment	4,291,437	2,742,082	—	7,033,519
Electronic Equipment, Instruments & Components	3,147,886	502,056	—	3,649,942
Energy Equipment & Services	404,431	—	—	404,431
Entertainment	4,174,446	346,075	—	4,520,521
Financial Services	7,896,496	405,255	—	8,301,751
Food Products	385,063	1,226,368	—	1,611,431
Gas Utilities	179,699	399,797	—	579,496
Ground Transportation	2,118,696	39,993	—	2,158,689
Health Care Equipment & Supplies	6,300,462	795,437	—	7,095,899
Health Care Providers & Services	4,629,431	42,209	—	4,671,640
Health Care REITs	1,819,388	—	—	1,819,388
Health Care Technology	91,078	—	—	91,078
Hotels, Restaurants & Leisure	4,220,968	656,999	—	4,877,967
Household Durables	836,288	622,259	—	1,458,547
Household Products	2,541,369	396,190	—	2,937,559
Independent Power and Renewable Electricity Producers	136,808	147,971	—	284,779
Industrial Conglomerates	526,819	1,621,893	—	2,148,712
Industrial REITs	424,342	41,653	—	465,995
Insurance	4,338,707	3,774,135	—	8,112,842
Interactive Media & Services	22,824,503	192,585	—	23,017,088
IT Services	3,964,614	358,574	—	4,323,188
Leisure Products	—	21,116	—	21,116
Life Sciences Tools & Services	2,245,128	65,626	—	2,310,754
Machinery	3,743,896	1,603,949	—	5,347,845
Marine Transportation	—	90,126	—	90,126
Media	267,207	50,833	—	318,040
Metals & Mining	2,783,197	1,481,855	—	4,265,052
Multi-Utilities	891,514	732,643	—	1,624,157
Oil, Gas & Consumable Fuels	6,181,856	2,657,267	—	8,839,123
Paper & Forest Products	—	68,623	—	68,623
Personal Care Products	467,364	878,122	—	1,345,486
Pharmaceuticals	8,078,210	5,031,236	—	13,109,446
Professional Services	830,505	737,967	—	1,568,472
Real Estate Management & Development	664,524	252,926	—	917,450
Retail REITs	447,963	—	—	447,963
Semiconductors & Semiconductor Equipment	36,105,048	2,335,360	—	38,440,408
Software	25,473,383	935,755	—	26,409,138
Specialized REITs	966,012	—	—	966,012
Specialty Retail	4,471,117	419,257	—	4,890,374
Technology Hardware, Storage & Peripherals	15,877,856	194,000	—	16,071,856
Textiles, Apparel & Luxury Goods	949,760	1,222,583	—	2,172,343
Tobacco	463,565	285,062	—	748,627
Trading Companies & Distributors	976,807	1,496,161	—	2,472,968
Transportation Infrastructure	—	187,951	—	187,951
Water Utilities	40,716	92,870	—	133,586
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-445

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Wireless Telecommunication Services	$604,247	$925,745	$—	$1,529,992
Total Common Stocks	262,246,968	61,043,920	—	323,290,888
Total Corporate Bonds & Notes*	—	217,619,025	—	217,619,025
Total Investment Companies*	6,030,958	—	—	6,030,958
Total Preferred Stocks*	—	47,143	—	47,143
Total Warrants*	—	0	—	0
Total Short-Term Investments*	—	22,997,851	—	22,997,851
Securities Lending Reinvestments
Short-Term Investment Funds	11,000,000	—	—	11,000,000
Certificates of Deposit	—	4,301,125	—	4,301,125
Commercial Paper	—	1,499,184	—	1,499,184
Repurchase Agreements	—	40,656,612	—	40,656,612
Time Deposit	—	2,000,000	—	2,000,000
Total Securities Lending Reinvestments	11,000,000	48,456,921	—	59,456,921
Total Investments	$279,277,926	$350,164,860	$—	$629,442,786
Collateral for Securities Loaned (Liability)	$—	$(59,441,542)	$—	$(59,441,542)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$744,479	$—	$744,479
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(537,523)	—	(537,523)
Total Forward Contracts	$—	$206,956	$—	$206,956
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,155,073	$—	$—	$1,155,073
Futures Contracts (Unrealized Depreciation)	(206,160)	—	—	(206,160)
Total Futures Contracts	$948,913	$—	$—	$948,913
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(3,499,156)	$—	$(3,499,156)

*	See Consolidated Schedule of Investments for additional detailed categorizations.
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-446

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$629,442,786
Cash	153,091
Cash denominated in foreign currencies (c)	368,716
Cash collateral (d)	14,794,839
Unrealized appreciation on forward foreign currency exchange contracts	744,479
Receivable for:
Investments sold	71,961
Fund shares sold	49,691
Dividends and interest	3,168,063
Variation margin on futures contracts	168,633
Prepaid expenses	1,902
Total Assets	648,964,161
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	537,523
Collateral for securities loaned	59,441,542
Payable for:
Investments purchased	387,857
Fund shares redeemed	126,657
Variation margin on centrally cleared swap contracts	544,709
Accrued Expenses:
Management fees	319,883
Distribution and service fees	125,705
Deferred trustees’ fees	308,238
Other expenses	366,000
Total Liabilities	62,158,114
Net Assets	$586,806,047
Net Assets Consist of:
Paid in surplus	$485,288,801
Distributable earnings (Accumulated losses)	101,517,246
Net Assets	$586,806,047
Net Assets
Class B	$586,806,047
Capital Shares Outstanding*
Class B	46,594,339
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $544,046,060.
(b)	Includes securities loaned at value of $100,305,961.
(c)	Identified cost of cash denominated in foreign currencies was $365,527.
(d)	Includes collateral of $6,815,833 for futures contracts and $7,979,006 for centrally cleared swap contracts.
Consolidated§ Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$5,634,086
Interest	12,082,782
Securities lending income	163,425
Total investment income	17,880,293
Expenses
Management fees	3,915,576
Administration fees	8,889
Custodian and accounting fees	130,199
Distribution and service fees—Class B	1,502,178
Audit and tax services	106,150
Legal	58,697
Trustees’ fees and expenses	62,093
Shareholder reporting	15,911
Insurance	6,931
Miscellaneous	45,817
Total expenses	5,852,441
Less management fee waiver	(90,131)
Net expenses	5,762,310
Net Investment Income	12,117,983
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	37,841,460
Futures contracts	(29,905,166)
Swap contracts	1,063,468
Foreign currency transactions	94,034
Forward foreign currency transactions	301,251
Net realized gain (loss)	9,395,047
Net change in unrealized appreciation (depreciation) on:
Investments	29,462,643
Futures contracts	1,625,313
Swap contracts	2,441,195
Foreign currency transactions	69,590
Forward foreign currency transactions	1,236,520
Net change in unrealized appreciation (depreciation)	34,835,261
Net realized and unrealized gain (loss)	44,230,308
Net Increase (Decrease) in Net Assets From Operations	$56,348,291

(a)	Net of foreign withholding taxes of $239,369.
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-447

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,117,983	$20,654,221
Net realized gain (loss)	9,395,047	101,905,968
Net change in unrealized appreciation (depreciation)	34,835,261	(17,069,333)
Increase (decrease) in net assets from operations	56,348,291	105,490,856
From Distributions to Shareholders
Class B	(39,430,634)	(18,384,023)
Total distributions	(39,430,634)	(18,384,023)
Increase (decrease) in net assets from capital share transactions	(46,168,028)	(526,432,067)
Total increase (decrease) in net assets	(29,250,371)	(439,325,234)
Net Assets
Beginning of period	616,056,418	1,055,381,652
End of period	$586,806,047	$616,056,418

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class B
Sales	794,278	$9,826,059	2,926,200	$35,274,607
Reinvestments	3,428,751	39,430,634	1,542,284	18,384,023
Redemptions	(7,803,368)	(95,424,721)	(46,938,887)	(580,090,697)
Net increase (decrease)	(3,580,339)	$(46,168,028)	(42,470,403)	$(526,432,067)
Increase (decrease) derived from capital shares transactions		$(46,168,028)		$(526,432,067)
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-448

Brighthouse Funds Trust I
Schroders Global Multi-Asset Portfolio
Consolidated§ Financial Highlights
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$12.28	$11.39	$10.09	$13.78	$12.43
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.24	0.23	0.18	0.13
Net realized and unrealized gain (loss)	0.88	0.86	1.27	(2.95)	1.28
Total income (loss) from investment operations	1.13	1.10	1.50	(2.77)	1.41
Less Distributions
Distributions from net investment income	(0.18)	(0.21)	(0.20)	(0.16)	(0.04)
Distributions from net realized capital gains	(0.64)	0.00	0.00	(0.76)	(0.02)
Total distributions	(0.82)	(0.21)	(0.20)	(0.92)	(0.06)
Net Asset Value, End of Period	$12.59	$12.28	$11.39	$10.09	$13.78
Total Return (%) (b)	9.85	9.70	15.02	(20.17)	11.42
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.96	0.96	0.94	0.93
Net ratio of expenses to average net assets (%) (c)	0.96	0.94	0.96	0.94	0.92
Ratio of net investment income (loss) to average net assets (%)	2.02	2.03	2.22	1.64	1.03
Portfolio turnover rate (%)	42	52	52	45	35
Net assets, end of period (in millions)	$586.8	$616.1	$1,055.4	$1,058.7	$1,515.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
§See Note 2 of the notes to financial statements.
See accompanying notes to financial statements.
BHFTI-449

Brighthouse Funds Trust I
SSGA Emerging Markets Enhanced Index Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—97.3% of Net Assets

Security Description	Shares	Value

Australia — 0.6%
Anglogold Ashanti PLC	71,858	$6,172,418
Brazil — 3.1%
Ambev SA (ADR) (a)	456,600	1,127,802
B3 SA - Brasil Bolsa Balcao	1,087,100	2,829,667
Banco Bradesco SA	178,100	503,447
Banco Bradesco SA (ADR) (a)	117,600	391,608
Cia De Sanena Do Parana	156,600	1,145,692
Cogna Educacao SA	564,630	324,462
Energisa SA	188,590	1,617,948
Itau Unibanco Holding SA	60,842	402,790
Itau Unibanco Holding SA (ADR)	776,146	5,557,207
Lojas Renner SA	258,300	632,075
NU Holdings Ltd. - Class A (b)	237,500	3,975,750
Petroleo Brasileiro SA - Petrobras	120,700	718,193
Petroleo Brasileiro SA - Petrobras (ADR)	55,000	651,750
Rede D'Or Sao Luiz SA	363,000	2,688,023
Telefonica Brasil SA	452,600	2,700,590
TIM SA	591,700	2,315,230
Vale SA	350,800	4,586,707
Vale SA (ADR) (a)	186,800	2,434,004
Vibra Energia SA	220,862	1,038,641
Vulcabras SA	53,128	193,569
		35,835,155
Chile — 0.2%
Cencosud SA	576,331	1,842,416
Enel Chile SA	6,509,336	533,169
Engie Energia Chile SA	78,190	116,149
Latam Airlines Group SA	8,333,698	225,667
		2,717,401
China — 26.8%
3SBio, Inc.	561,000	1,740,621
AAC Technologies Holdings, Inc.	353,500	1,766,235
Agricultural Bank of China Ltd. - Class H	354,000	262,569
Alibaba Group Holding Ltd.	1,987,600	36,375,858
Alibaba Health Information Technology Ltd. (a) (b)	1,382,000	893,493
Alphamab Oncology (b)	309,000	388,012
Aluminum Corp. of China Ltd. - Class H	374,000	582,218
ANE Cayman, Inc.	344,500	523,159
Anhui Anfu Battery Technology Co. Ltd. - Class A	51,200	323,156
Anker Innovations Technology Co. Ltd. - Class A	13,920	227,295
ANTA Sports Products Ltd.	258,600	2,671,233
Baidu, Inc. - Class A (b)	229,300	3,758,586
Bank of Changsha Co. Ltd. - Class A	479,900	665,555
Bank of China Ltd. - Class H	4,221,000	2,413,055
Bank of Guiyang Co. Ltd. - Class A	1,272,500	1,068,600
Bank of Jiangsu Co. Ltd. - Class A	435,500	648,457
Bank of Ningbo Co. Ltd. - Class A	85,400	343,259
Baoshan Iron & Steel Co. Ltd. - Class A	158,500	168,849
Beauty Farm Medical & Health Industry, Inc.	131,500	459,740
Beijing Enterprises Holdings Ltd.	99,000	404,318
Beijing Jingneng Clean Energy Co. Ltd. - Class H	1,282,000	372,835
Beijing Jingneng Power Co. Ltd. - Class A	1,734,600	1,264,843
Bilibili, Inc. - Class Z (b)	21,920	540,822
Security Description	Shares	Value
China — (Continued)
BOC Aviation Ltd.	214,500	$2,005,030
BYD Co. Ltd. - Class H (a)	280,900	3,420,511
CGN New Energy Holdings Co. Ltd. (a)	2,684,000	856,963
Chervon Holdings Ltd. (a)	61,100	154,032
China Conch Venture Holdings Ltd.	654,500	790,510
China Construction Bank Corp. - Class H	9,135,000	9,002,869
China East Education Holdings Ltd.	995,500	846,927
China Feihe Ltd.	1,017,000	529,620
China Foods Ltd.	1,086,000	605,605
China Hongqiao Group Ltd.	836,500	3,476,054
China International Marine Containers Group Co. Ltd. - Class A	173,850	250,899
China Life Insurance Co. Ltd. - Class H	209,000	730,465
China Merchants Bank Co. Ltd. - Class A	214,100	1,289,947
China Merchants Bank Co. Ltd. - Class H	692,000	4,679,796
China Merchants Port Group Co. Ltd. - Class A	63,400	175,378
China National Building Material Co. Ltd. - Class H	3,426,000	2,246,170
China Nonferrous Mining Corp. Ltd.	633,000	1,189,432
China Pacific Insurance Group Co. Ltd. - Class A	61,000	365,243
China Pacific Insurance Group Co. Ltd. - Class H	816,800	3,678,690
China Reinsurance Group Corp. - Class H	5,397,000	1,165,015
China Resources Land Ltd.	947,000	3,298,476
China Tower Corp. Ltd. - Class H	395,600	586,870
China Water Affairs Group Ltd.	230,000	153,225
CITIC Ltd.	107,000	165,357
Citic Pacific Special Steel Group Co. Ltd. - Class A	273,400	639,787
CITIC Securities Co. Ltd. - Class H	198,500	696,010
CMOC Group Ltd. - Class A	524,200	1,494,465
CMOC Group Ltd. - Class H	1,335,000	3,285,452
Contemporary Amperex Technology Co. Ltd. - Class A	42,920	2,246,958
COSCO SHIPPING Holdings Co. Ltd. - Class A	338,890	736,062
COSCO SHIPPING Holdings Co. Ltd. - Class H (a)	943,700	1,667,272
CSPC Pharmaceutical Group Ltd.	1,310,000	1,414,038
DaShenLin Pharmaceutical Group Co. Ltd. - Class A	310,900	783,576
Dongyue Group Ltd.	113,000	156,582
Eastern Air Logistics Co. Ltd. - Class A	160,800	423,211
Far East Horizon Ltd.	681,000	701,610
Foxconn Industrial Internet Co. Ltd. - Class A	64,300	567,270
Fufeng Group Ltd. (a)	857,000	867,714
Fuyao Glass Industry Group Co. Ltd. - Class H	63,600	548,390
Gansu Shangfeng Cement Co. Ltd. - Class A	749,100	1,390,658
Gdh Supertime Group Co. Ltd. - Class A	652,500	1,129,842
Geely Automobile Holdings Ltd.	1,670,000	3,833,138
GEPIC Energy Development Co. Ltd. - Class A	1,225,200	1,130,041
Goldcup Electric Apparatus Co. Ltd. - Class A	496,600	885,291
Goldwind Science & Technology Co. Ltd. - Class A	290,300	845,220
Goldwind Science & Technology Co. Ltd. - Class H	214,800	368,695
Great Wall Motor Co. Ltd. - Class H	232,500	455,697
Greentown Service Group Co. Ltd.	388,000	233,224
Guangdong Investment Ltd.	2,652,000	2,311,087
Guodian Nanjing Automation Co. Ltd. - Class A	378,060	565,447
H World Group Ltd. (ADR)	34,400	1,618,520
Haier Smart Home Co. Ltd. - Class A	139,400	519,994
Haier Smart Home Co. Ltd. - Class H (a)	852,400	2,648,983
Hansoh Pharmaceutical Group Co. Ltd.	128,000	592,207
Harbin Electric Co. Ltd. - Class H	596,000	1,263,545
Hengan International Group Co. Ltd.	672,000	2,405,988
See accompanying notes to financial statements.
BHFTI-450

Brighthouse Funds Trust I
SSGA Emerging Markets Enhanced Index Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
China — (Continued)
Hisense Visual Technology Co. Ltd. - Class A	106,100	$368,081
Huaneng Power International, Inc. - Class H	2,774,000	2,040,658
Industrial & Commercial Bank of China Ltd. - Class H	5,316,000	4,307,418
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. - Class A	505,800	348,400
Innovent Biologics, Inc. (b)	24,500	238,752
JD Logistics, Inc. (b)	204,300	298,592
JD.com, Inc. - Class A	344,004	4,934,916
Jiangxi Ganyue Expressway Co. Ltd. - Class A	299,300	222,062
JNBY Design Ltd.	399,000	994,578
Jointo Energy Investment Co. Ltd. Hebei - Class A	497,000	606,288
Kingfa Sci & Tech Co. Ltd. - Class A	300,400	837,818
Kuaishou Technology	340,500	2,775,240
Lenovo Group Ltd.	2,316,000	2,746,195
Lonking Holdings Ltd.	858,000	325,675
Meituan - Class B (a) (b)	377,710	4,984,138
Midea Group Co. Ltd. - Class A	29,717	332,225
Midea Group Co. Ltd. - Class H	72,100	785,415
Minth Group Ltd.	32,000	129,902
MMG Ltd. (b)	476,000	534,374
Muyuan Foods Co. Ltd. - Class A	125,200	905,119
MYS Group Co. Ltd. - Class A	445,600	256,656
Nanjing Kangni Mechanical & Electrical Co. Ltd. - Class A	915,500	896,089
NetEase, Inc.	211,700	5,825,789
Newborn Town, Inc. (b)	138,000	197,409
PDD Holdings, Inc. (ADR) (b)	59,900	6,792,061
People's Insurance Co. Group of China Ltd. - Class H	2,785,000	2,407,127
PetroChina Co. Ltd. - Class H	4,330,000	4,652,123
PICC Property & Casualty Co. Ltd. - Class H	1,502,000	3,149,104
Ping An Insurance Group Co. of China Ltd. - Class A	188,100	1,839,082
Ping An Insurance Group Co. of China Ltd. - Class H (a)	1,025,500	8,626,341
Pop Mart International Group Ltd.	66,200	1,588,525
Qfin Holdings, Inc. (ADR)	38,500	741,895
Qingdao Gon Technology Co. Ltd. - Class A	36,400	273,861
Satellite Chemical Co. Ltd. - Class A	180,400	455,694
Shandong Bohui Paper Industrial Co. Ltd. - Class A	235,700	229,944
Shandong Nanshan Aluminum Co. Ltd. - Class A	193,000	148,024
Shandong Sun Paper Industry JSC Ltd. - Class A	77,525	174,549
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H	898,000	577,619
Shanghai Zhenhua Heavy Industries Co. Ltd. - Class A	1,584,420	1,165,976
Shanghai Zhonggu Logistics Co. Ltd. - Class A	150,800	216,560
Shenzhen Desay Battery Technology Co. - Class A	275,400	1,056,135
Shenzhen International Holdings Ltd.	275,500	305,921
Sichuan Road & Bridge Group Co. Ltd. - Class A	125,600	178,796
Sino Biopharmaceutical Ltd.	3,285,000	2,602,334
Sinopec Engineering Group Co. Ltd. - Class H	662,000	651,560
Sinotruk Hong Kong Ltd.	313,000	1,107,776
SITC International Holdings Co. Ltd.	242,000	864,598
Star Lake Bioscience Co., Inc. Zhaoqing Guangdong - Class A	997,861	991,449
Sumec Corp. Ltd. - Class A	295,400	456,787
Sungrow Power Supply Co. Ltd. - Class A	14,100	343,485
Sunny Optical Technology Group Co. Ltd.	23,100	193,118
Tencent Holdings Ltd. (a)	741,900	56,849,747
Tencent Music Entertainment Group (ADR)	89,000	1,560,170
Tian Di Science & Technology Co. Ltd. - Class A	164,200	136,837
Tianshan Aluminum Group Co. Ltd. - Class A	369,200	851,620
Security Description	Shares	Value
China — (Continued)
Tingyi Cayman Islands Holding Corp.	245,876	$372,133
Trip.com Group Ltd.	50,400	3,615,378
Vipshop Holdings Ltd. (ADR)	15,500	274,195
Want Want China Holdings Ltd.	731,000	435,893
Weichai Power Co. Ltd. - Class A	131,600	322,477
Western Mining Co. Ltd. - Class A	212,300	836,605
Wuchan Zhongda Group Co. Ltd. - Class A	812,000	646,227
WuXi AppTec Co. Ltd. - Class A	67,091	866,638
WuXi AppTec Co. Ltd. - Class H (a)	205,800	2,593,471
Wuxi Biologics Cayman, Inc. (b)	364,500	1,467,931
Xiaomi Corp. - Class B (b)	1,889,000	9,533,898
XPeng, Inc. - Class A (a) (b)	43,000	435,345
Xtep International Holdings Ltd.	1,576,056	1,073,892
Yunnan Aluminium Co. Ltd. - Class A	64,500	301,957
Yunnan Yuntianhua Co. Ltd. - Class A	141,400	674,489
Yutong Bus Co. Ltd. - Class A	366,700	1,716,038
ZCZL Industrial Technology Group Co. Ltd.	47,091	165,076
Zhejiang Chint Electrics Co. Ltd. - Class A	225,400	899,711
Zhejiang Expressway Co. Ltd. - Class H	1,354,000	1,246,496
Zhejiang Hailide New Material Co. Ltd. - Class A	1,376,800	1,150,598
Zhejiang Huayou Cobalt Co. Ltd. - Class A	120,200	1,170,635
Zhejiang Jiahua Energy Chemical Industry Co. Ltd. - Class A	518,600	647,945
Zijin Mining Group Co. Ltd. - Class H	208,000	940,171
ZTE Corp. - Class H (a)	405,200	1,405,779
		307,825,411
Czech Republic — 0.3%
CEZ AS	2,255	141,994
Komercni Banka AS	27,100	1,531,451
Moneta Money Bank AS	171,628	1,614,543
		3,287,988
Egypt — 0.0%
Eastern Co. SAE	241,085	187,515
Greece — 0.7%
Eurobank SA - Class A	467,298	1,872,922
National Bank of Greece SA	123,447	1,880,297
OPAP SA	117,995	2,647,902
Piraeus Bank SA	116,213	923,919
Public Power Corp. SA	36,938	789,851
		8,114,891
Hong Kong — 0.3%
Orient Overseas International Ltd. (a)	25,500	410,557
Skyworth Group Ltd. (b)	912,000	549,226
Wasion Holdings Ltd.	598,000	1,316,280
WH Group Ltd.	1,047,000	1,165,653
		3,441,716
Hungary — 0.3%
Magyar Telekom Telecommunications PLC	132,662	727,055
OTP Bank Nyrt	21,111	2,261,960
		2,989,015
See accompanying notes to financial statements.
BHFTI-451

Brighthouse Funds Trust I
SSGA Emerging Markets Enhanced Index Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
India — 15.1%
Adani Power Ltd. (b)	633,655	$1,007,600
Alkem Laboratories Ltd.	11,074	674,013
Apollo Hospitals Enterprise Ltd.	25,807	2,021,292
Ashok Leyland Ltd.	1,636,848	3,260,262
Aster DM Healthcare Ltd.	96,166	659,238
Aurobindo Pharma Ltd.	11,260	148,728
Axis Bank Ltd.	103,567	1,465,230
Bajaj Consumer Care Ltd. (b)	153,258	437,421
Bajaj Finance Ltd.	125,160	1,373,832
Bank of Baroda	259,559	854,544
Bank of India	83,267	133,784
Bharat Electronics Ltd.	328,079	1,455,742
Bharat Petroleum Corp. Ltd.	718,395	3,065,062
Bharti Airtel Ltd.	376,743	8,843,933
Biocon Ltd.	270,928	1,185,823
Bombay Burmah Trading Co.	20,786	435,808
Ceat Ltd.	11,726	495,804
CESC Ltd.	373,354	694,043
Chambal Fertilisers & Chemicals Ltd.	160,458	861,356
Chennai Petroleum Corp. Ltd.	31,514	294,193
Cipla Ltd.	41,042	688,226
Coal India Ltd.	194,735	865,503
Coromandel International Ltd.	15,294	385,980
Dr. Reddy's Laboratories Ltd.	186,940	2,643,749
Eicher Motors Ltd.	22,454	1,826,145
EID Parry India Ltd. (b)	68,482	788,333
Embassy Office Parks (REIT)	131,720	640,113
EPL Ltd.	208,980	500,315
Finolex Cables Ltd.	14,338	119,823
Force Motors Ltd.	4,679	1,069,360
Fortis Healthcare Ltd.	99,844	985,279
GE Vernova T&D India Ltd.	9,407	329,138
General Insurance Corp. of India	216,462	916,221
GHCL Ltd.	52,656	332,218
GMR Power & Urban Infra Ltd. (b)	113,499	140,092
Godawari Power & Ispat Ltd.	158,985	470,889
Graphite India Ltd.	113,711	809,448
Great Eastern Shipping Co. Ltd.	50,162	631,024
Gujarat Pipavav Port Ltd.	342,759	694,168
Gujarat State Petronet Ltd.	95,517	326,812
HCL Technologies Ltd.	195,944	3,532,257
HDFC Asset Management Co. Ltd.	29,154	867,650
HDFC Bank Ltd.	897,901	9,938,864
HDFC Bank Ltd. (ADR)	51,900	1,896,426
Hero MotoCorp Ltd.	45,197	2,894,702
Hindalco Industries Ltd.	394,548	3,889,990
Hindustan Aeronautics Ltd.	47,160	2,301,318
Hindustan Petroleum Corp. Ltd.	334,833	1,860,915
Hindustan Unilever Ltd.	5,096	131,370
ICICI Bank Ltd.	562,259	8,394,892
ICICI Bank Ltd. (ADR)	9,300	277,140
Indian Bank	116,461	1,084,276
Indian Oil Corp. Ltd.	1,514,526	2,803,054
Indraprastha Gas Ltd.	162,390	351,632
Indus Towers Ltd. (b)	635,553	2,978,126
Infosys Ltd.	263,289	4,715,907
Security Description	Shares	Value
India — (Continued)
Infosys Ltd. (ADR) (a)	62,200	$1,108,404
InterGlobe Aviation Ltd.	38,871	2,188,416
ITC Ltd.	445,380	1,997,478
Jayaswal NECO Industries Ltd. (b)	348,303	338,771
JM Financial Ltd.	127,041	212,692
Karur Vysya Bank Ltd.	408,707	1,195,677
KCP Ltd.	154,561	309,614
Kotak Mahindra Bank Ltd.	28,751	704,758
KRBL Ltd.	92,031	403,963
Kwality Wall's India Ltd. (b)	21,230	9,023
Larsen & Toubro Ltd.	36,372	1,652,398
LG Balakrishnan & Bros Ltd.	9,678	193,485
LT Foods Ltd.	40,712	175,736
Lupin Ltd.	75,156	1,760,481
Mahindra & Mahindra Ltd.	152,863	6,320,973
Maruti Suzuki India Ltd.	2,752	511,319
Mphasis Ltd.	49,651	1,545,184
Muthoot Finance Ltd.	66,606	2,823,172
National Aluminium Co. Ltd.	370,057	1,293,731
Nava Ltd.	160,910	1,016,223
NMDC Ltd.	1,575,423	1,455,032
NTPC Ltd.	897,489	3,292,873
Oil & Natural Gas Corp. Ltd.	912,825	2,446,458
Oracle Financial Services Software Ltd.	18,336	1,571,532
Petronet LNG Ltd.	604,773	1,911,009
Power Finance Corp. Ltd.	183,405	726,566
Power Grid Corp. of India Ltd.	805,589	2,366,189
PTC India Ltd.	266,385	477,552
REC Ltd.	199,536	792,805
Redington Ltd.	90,369	273,456
Reliance Industries Ltd.	618,718	10,789,827
Shipping Corp. of India Ltd.	84,241	217,117
Shriram Finance Ltd.	168,376	1,867,485
Siemens Energy India Ltd. (b)	17,814	507,395
State Bank of India	141,511	1,546,815
Sun Pharmaceutical Industries Ltd.	173,377	3,327,488
Surya Roshni Ltd.	57,810	176,751
Tata Consultancy Services Ltd.	48,428	1,733,269
Tata Motors Ltd./new (b)	84,321	389,851
Tata Motors Passenger Vehicles Ltd.	365,066	1,490,691
Tata Steel Ltd.	1,444,867	2,889,125
Tech Mahindra Ltd.	76,008	1,348,555
Thomas Cook India Ltd.	131,890	218,777
TVS Holdings Ltd.	1,298	199,084
TVS Motor Co. Ltd.	79,384	3,283,275
UPL Ltd.	265,316	2,341,336
Vedanta Ltd.	552,888	3,706,085
Welspun Corp. Ltd.	86,207	780,870
Wipro Ltd.	1,053,738	3,084,713
Zydus Lifesciences Ltd.	28,340	288,932
		173,711,474
Indonesia — 1.0%
Aneka Tambang Tbk. PT	3,370,000	633,623
Astra International Tbk. PT	7,832,200	3,146,518
Bank Central Asia Tbk. PT	1,620,900	782,403
See accompanying notes to financial statements.
BHFTI-452

Brighthouse Funds Trust I
SSGA Emerging Markets Enhanced Index Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Indonesia — (Continued)
Bank Rakyat Indonesia Persero Tbk. PT	6,858,200	$1,505,146
Bukit Asam Tbk. PT	2,276,200	315,308
Elang Mahkota Teknologi Tbk. PT	3,344,100	217,571
Indofood Sukses Makmur Tbk. PT	2,082,000	845,878
Japfa Comfeed Indonesia Tbk. PT	5,184,000	814,364
Perusahaan Gas Negara Tbk. PT	10,779,300	1,230,804
Trimegah Bangun Persada Tbk. PT	11,907,800	803,226
United Tractors Tbk. PT	555,700	982,991
		11,277,832
Kuwait — 0.5%
Ali Alghanim Sons Automotive Co. KSCC	95,622	351,393
Boursa Kuwait Securities Co. KPSC	46,468	557,899
Commercial Real Estate Co. KSC	983,191	648,478
Gulf Cables & Electrical Industries Group Co. KSCP	82,040	559,150
Kuwait Finance House KSCP	565,202	1,488,415
Mobile Telecommunications Co. KSCP	553,602	933,576
National Bank of Kuwait SAKP	245,989	810,959
National Investments Co. KSCP	282,118	276,781
		5,626,651
Malaysia — 1.1%
Aeon Co. M Bhd.	934,700	248,811
Alliance Bank Malaysia Bhd.	396,676	493,486
AMMB Holdings Bhd.	1,783,154	2,856,090
CIMB Group Holdings Bhd.	478,523	972,357
KPJ Healthcare Bhd.	1,026,400	680,523
Malayan Banking Bhd.	1,401,867	3,620,714
Maxis Bhd.	221,600	206,947
Petronas Dagangan Bhd.	63,900	313,338
RHB Bank Bhd.	1,082,100	2,056,210
Sunway Real Estate Investment Trust (REIT)	348,200	198,230
Ta Ann Holdings Bhd.	201,000	205,852
United Plantations Bhd.	129,750	960,849
Velesto Energy Bhd.	2,070,000	140,074
		12,953,481
Mexico — 2.0%
Alsea SAB de CV	115,700	347,212
America Movil SAB de CV - Series B	532,400	549,622
Arca Continental SAB de CV	264,800	2,860,119
Banco del Bajio SA	125,400	317,269
Cemex SAB de CV (ADR)	117,100	1,345,479
Coca-Cola Femsa SAB de CV	13,100	124,413
Fibra Uno Administracion SA de CV (REIT) (a)	1,802,900	2,709,231
Fomento Economico Mexicano SAB de CV	216,800	2,191,537
Grupo Financiero Banorte SAB de CV - Class O	482,500	4,470,376
Grupo Mexico SAB de CV - Series B	414,000	3,912,970
Industrias Penoles SAB de CV (b)	11,600	609,378
Kimberly-Clark de Mexico SAB de CV - Class A (a)	222,800	475,232
Megacable Holdings SAB de CV	85,700	246,666
Promotora y Operadora de Infraestructura SAB de CV	124,055	1,840,967
Regional SAB de CV	135,100	1,066,771
Wal-Mart de Mexico SAB de CV	46,000	143,077
		23,210,319
Security Description	Shares	Value
Peru — 0.4%
Credicorp Ltd.	11,500	$3,300,500
Intercorp Financial Services, Inc.	26,078	1,104,664
		4,405,164
Philippines — 0.3%
DMCI Holdings, Inc.	2,448,600	439,621
GT Capital Holdings, Inc.	46,970	475,020
International Container Terminal Services, Inc.	262,460	2,516,533
Metropolitan Bank & Trust Co.	355,080	413,432
		3,844,606
Poland — 0.9%
Asseco Poland SA	5,431	345,307
Bank Handlowy w Warszawie SA	15,423	453,458
Bank Polska Kasa Opieki SA	41,368	2,362,052
Enea SA	134,003	724,661
ORLEN SA	118,972	3,172,071
Powszechna Kasa Oszczednosci Bank Polski SA	87,485	2,062,487
Rainbow Tours SA	10,576	445,494
Santander Bank Polska SA	4,056	613,860
		10,179,390
Qatar — 0.7%
Ooredoo QPSC	499,090	1,782,443
Qatar Islamic Bank QPSC	317,645	2,089,459
Qatar National Bank QPSC	674,633	3,457,288
Vodafone Qatar PQSC	518,770	346,550
		7,675,740
Russia — 0.0%
Gazprom PJSC (b) (c) (d)	595,658	0
LUKOIL PJSC (b) (c) (d)	284,391	0
Mobile TeleSystems PJSC (b) (c) (d)	253,200	0
Novatek PJSC (b) (c) (d)	928,138	0
Novolipetsk Steel PJSC (GDR) (b) (c) (d)	19,696	0
PhosAgro PJSC (b) (c) (d)	287	0
PhosAgro PJSC (GDR) (b) (c) (d)	44,560	0
Rosneft Oil Co. PJSC (b) (c) (d)	77,745	0
Sberbank of Russia PJSC † (b) (c) (d)	2,524,904	0
Severstal PAO (GDR) (b) (c) (d)	30,364	0
		0
Saudi Arabia — 2.9%
Al Babtain Power & Telecommunication Co.	64,823	1,112,213
Al Rajhi Bank	211,730	5,503,971
Arab National Bank	482,675	2,780,269
Banque Saudi Fransi	638,869	2,862,689
Etihad Etisalat Co.	172,256	3,029,222
Jarir Marketing Co.	133,939	456,389
Mobile Telecommunications Co. Saudi Arabia	269,903	750,542
Riyad Bank	392,935	2,842,731
Riyadh Cables Group Co.	28,741	999,059
SABIC Agri-Nutrients Co.	90,860	2,680,339
Saudi Arabian Mining Co. (b)	14,077	228,756
Saudi Arabian Oil Co.	355,534	2,258,884
See accompanying notes to financial statements.
BHFTI-453

Brighthouse Funds Trust I
SSGA Emerging Markets Enhanced Index Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Saudi Arabia — (Continued)
Saudi Awwal Bank	158,165	$1,363,935
Saudi Investment Bank	183,070	640,752
Saudi National Bank	268,823	2,714,213
Saudi Telecom Co.	307,385	3,522,343
		33,746,307
South Africa — 3.0%
Capitec Bank Holdings Ltd.	2,934	736,781
Clicks Group Ltd.	17,322	351,549
FirstRand Ltd.	263,289	1,440,259
Gold Fields Ltd.	131,407	5,730,700
Harmony Gold Mining Co. Ltd.	181,164	3,632,491
Investec Ltd.	76,543	564,691
Momentum Group Ltd.	569,619	1,315,581
Naspers Ltd. - N Shares	106,419	7,068,400
Netcare Ltd.	345,466	331,108
Old Mutual Ltd.	1,439,388	1,295,282
Omnia Holdings Ltd.	89,566	426,247
Resilient REIT Ltd. (REIT)	180,501	872,369
Reunert Ltd.	21,613	81,334
Shoprite Holdings Ltd.	146,148	2,386,623
Standard Bank Group Ltd.	289,656	5,089,964
Sun International Ltd.	129,444	302,699
Telkom SA SOC Ltd.	119,644	426,793
Vodacom Group Ltd. (a)	262,850	2,242,818
Wilson Bayly Holmes-Ovcon Ltd.	37,027	373,929
		34,669,618
South Korea — 13.0%
Alteogen, Inc. (b)	1,981	616,232
Amorepacific Holdings Corp.	10,562	196,076
BNK Financial Group, Inc.	42,541	467,802
Doosan Bobcat, Inc.	15,149	603,802
Doosan Enerbility Co. Ltd. (b)	10,892	563,997
DoubleUGames Co. Ltd.	13,305	493,602
Hana Financial Group, Inc.	63,544	4,144,886
Hankook Tire & Technology Co. Ltd.	60,527	2,442,659
Hanwha Aerospace Co. Ltd.	1,958	1,273,888
Harim Holdings Co. Ltd.	25,606	187,693
HD Hyundai Co. Ltd.	14,327	1,859,490
HD Hyundai Electric Co. Ltd.	2,205	1,186,389
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	7,622	2,154,648
HMM Co. Ltd.	43,558	616,927
Hyundai Glovis Co. Ltd.	23,109	2,889,392
Hyundai Mobis Co. Ltd.	15,745	4,079,648
Hyundai Motor Co.	16,153	3,307,316
Kangwon Land, Inc.	97,755	1,284,312
KB Financial Group, Inc.	65,509	5,663,127
KCC Corp.	550	159,472
Kia Corp.	53,000	4,464,540
Korea Electric Power Corp. (b)	91,803	2,983,826
Korea Investment Holdings Co. Ltd.	24,095	2,678,051
KT&G Corp.	32,825	3,231,972
LG Display Co. Ltd. (b)	182,417	1,496,460
LS Corp.	5,040	693,428
Meritz Financial Group, Inc.	16,984	1,330,514
Security Description	Shares	Value
South Korea — (Continued)
NAVER Corp.	17,254	$2,891,166
NH Investment & Securities Co. Ltd.	49,280	717,668
NHN Corp.	9,896	198,788
NICE Information Service Co. Ltd.	46,444	547,125
Samsung Card Co. Ltd.	22,303	866,832
Samsung Electro-Mechanics Co. Ltd.	15,420	2,710,852
Samsung Electronics Co. Ltd.	557,607	46,473,363
Samsung Securities Co. Ltd.	20,457	1,064,221
Shinhan Financial Group Co. Ltd.	86,182	4,599,087
SK Discovery Co. Ltd.	3,550	141,598
SK Hynix, Inc.	66,845	30,269,114
SK Square Co. Ltd. (b)	14,963	3,760,655
Woori Financial Group, Inc.	175,603	3,417,592
Youngone Corp.	8,473	480,207
Youngone Holdings Co. Ltd.	1,474	194,922
		149,403,339
Taiwan — 20.5%
Accton Technology Corp.	35,000	1,310,939
Arcadyan Technology Corp.	37,000	204,897
ASE Technology Holding Co. Ltd.	666,000	5,279,745
Asia Vital Components Co. Ltd.	7,000	332,875
Asustek Computer, Inc.	170,000	2,948,343
Bafang Yunji International Co. Ltd.	42,000	254,088
Bizlink Holding, Inc.	20,128	960,598
Cathay Financial Holding Co. Ltd.	1,817,703	4,374,703
Charoen Pokphand Enterprise	118,000	493,849
China Airlines Ltd.	860,000	551,750
Chroma ATE, Inc.	31,000	758,831
Chunghwa Telecom Co. Ltd.	98,000	407,387
Compal Electronics, Inc.	664,000	642,428
CTBC Financial Holding Co. Ltd.	3,436,000	5,485,489
Delta Electronics, Inc.	292,000	8,884,829
E.Sun Financial Holding Co. Ltd.	3,504,207	3,765,595
Elite Material Co. Ltd.	24,000	1,244,853
Eva Airways Corp.	1,817,000	2,110,120
Evergreen International Storage & Transport Corp.	211,000	386,230
Far Eastern New Century Corp.	1,301,000	1,148,801
First Financial Holding Co. Ltd.	2,549,580	2,384,255
FSP Technology, Inc.	226,000	379,216
Fubon Financial Holding Co. Ltd.	1,200,669	3,660,958
Hon Hai Precision Industry Co. Ltd.	1,705,000	12,388,062
KGI Financial Holding Co. Ltd.	4,371,280	2,392,944
Kindom Development Co. Ltd.	28,620	30,693
King Slide Works Co. Ltd.	6,000	713,022
Kung Long Batteries Industrial Co. Ltd.	7,000	27,850
Lion Travel Service Co. Ltd.	166,000	863,795
Lite-On Technology Corp.	622,000	3,204,010
MediaTek, Inc.	215,000	9,741,988
Nan Pao Resins Chemical Co. Ltd.	55,000	550,512
Pixart Imaging, Inc.	68,000	436,730
Powertech Technology, Inc.	208,000	1,133,360
Quanta Computer, Inc.	153,000	1,324,470
Realtek Semiconductor Corp.	178,000	2,770,216
Shinkong Insurance Co. Ltd.	98,000	366,674
Silicon Motion Technology Corp. (ADR)	8,500	787,950
See accompanying notes to financial statements.
BHFTI-454

Brighthouse Funds Trust I
SSGA Emerging Markets Enhanced Index Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Taiwan — (Continued)
Sinon Corp.	249,000	$346,708
SinoPac Financial Holdings Co. Ltd.	669,466	608,376
Taiwan FU Hsing Industrial Co. Ltd.	241,600	402,933
Taiwan Semiconductor Manufacturing Co. Ltd.	2,791,000	136,349,777
Teco Electric & Machinery Co. Ltd.	36,000	95,603
Topkey Corp.	25,000	128,400
Tripod Technology Corp.	105,000	1,053,822
TS Financial Holding Co. Ltd.	3,147,000	2,040,478
United Microelectronics Corp.	1,503,000	2,349,363
Wan Hai Lines Ltd.	111,671	280,061
Wiwynn Corp.	3,000	425,003
Wowprime Corp.	58,000	400,565
Yageo Corp.	70,000	512,721
Yuanta Financial Holding Co. Ltd.	2,931,040	3,659,039
Zhen Ding Technology Holding Ltd.	531,000	2,379,250
		235,735,154
Thailand — 0.8%
Charoen Pokphand Foods PCL (NVDR)	1,738,300	1,202,756
Delta Electronics Thailand PCL (NVDR)	163,800	888,617
Kasikornbank PCL (NVDR)	188,400	1,163,079
PTG Energy PCL (NVDR)	269,300	60,687
PTT PCL (NVDR)	1,133,300	1,151,061
SCB X PCL (NVDR)	269,500	1,187,157
Siam City Cement PCL (NVDR)	41,300	186,800
Thai Union Group PCL (NVDR)	1,464,200	594,857
Tisco Financial Group PCL (NVDR)	452,500	1,587,066
TMBThanachart Bank PCL	18,173,500	1,165,227
		9,187,307
Turkey — 0.6%
Aselsan Elektronik Sanayi Ve Ticaret AS	339,104	1,833,728
BIM Birlesik Magazalar AS	155,547	1,947,857
Dogan Sirketler Grubu Holding AS (a)	1,304,869	515,942
Ford Otomotiv Sanayi AS	136,959	296,039
Logo Yazilim Sanayi Ve Ticaret AS	202,929	712,421
NET Holding AS (b)	165,385	186,910
Turk Telekomunikasyon AS (b)	242,175	324,970
Turkiye Garanti Bankasi AS	226,391	758,542
Turkiye Petrol Rafinerileri AS	45,507	195,787
		6,772,196
United Arab Emirates — 1.6%
Abu Dhabi Commercial Bank PJSC	585,888	2,281,363
Abu Dhabi Islamic Bank PJSC	292,848	1,655,375
Aldar Properties PJSC	205,432	486,655
Dubai Islamic Bank PJSC	717,654	1,808,886
Emaar Development PJSC	640,021	2,640,070
Emaar Properties PJSC	1,240,620	4,746,545
Emirates NBD Bank PJSC	478,818	3,630,933
First Abu Dhabi Bank PJSC	285,966	1,358,292
Orascom Construction PLC	13,681	123,323
		18,731,442
Security Description	Shares	Value
United States — 0.6%
BeOne Medicines Ltd. - Class A (b)	26,676	$1,022,433
BeOne Medicines Ltd. - Class H (b)	132,800	3,085,948
JBS NV - Class A (b)	201,150	2,900,583
		7,008,964
Total Common Stocks (Cost $886,988,907)		1,118,710,494

Preferred Stocks—1.6%
Brazil — 1.0%
Banco Bradesco SA	1,139,500	3,803,966
Itau Unibanco Holding SA	137,947	988,810
Itausa SA	1,706,894	3,631,279
Petroleo Brasileiro SA - Petrobras	577,500	3,259,615
Petroleo Brasileiro SA - Petrobras (ADR)	18,100	203,987
		11,887,657
Chile — 0.1%
Embotelladora Andina SA	239,575	1,108,561
India — 0.0%
TVS Motor Co. Ltd. (b)	330,784	36,803
South Korea — 0.5%
Samsung Electronics Co. Ltd.	90,156	5,532,735
Total Preferred Stocks (Cost $14,931,340)		18,565,756

Warrants—0.0%
Malaysia — 0.0%
YTL Corp. Bhd., Expires 06/02/28 (b) (Cost $0)	79,600	10,531

Short-Term Investments—1.1%
Short-Term Investment Funds — 1.1%
Invesco Treasury Portfolio, Institutional Class
3.640% (e)	13,042,881	13,042,881
Total Short-Term Investments (Cost $13,042,881)		13,042,881

Securities Lending Reinvestments (f)—0.4%
Short-Term Investment Funds — 0.2%
AB Government Money Market Portfolio, Institutional Class, 3.610% (e)	50,000	50,000
Allspring Government Money Market Fund, Select Class, 3.710% (e)	300,000	300,000
BlackRock Liquidity Funds FedFund, Institutional Shares, 3.640% (e)	300,000	300,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 3.650% (e)	300,000	300,000
Fidelity Investments Money Market Government Portfolio, Class I, 3.670% (e)	300,000	300,000
See accompanying notes to financial statements.
BHFTI-455

Brighthouse Funds Trust I
SSGA Emerging Markets Enhanced Index Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (f)—(Continued)
Security Description	Shares/ Principal Amount*	Value
Short-Term Investment Funds — (Continued)
Goldman Sachs Financial Square Government Fund, Institutional Shares, 3.610% (e)	300,000	$300,000
Invesco STIT-Government & Agency Portfolio, Institutional Class, 3.680% (e)	300,000	300,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares, 3.690% (e)	300,000	300,000
RBC BlueBay U.S. Government Money Market Fund, Institutional Shares, 3.690% (e)	300,000	300,000
		2,450,000

Repurchase Agreements — 0.2%
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $524,735; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $535,229	524,623	524,623
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $1,000,217; collateralized by various Common Stock with an aggregate market value of $1,111,234	1,000,000	1,000,000
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $750,160; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 05/15/26 - 11/15/55, and an aggregate market value of $765,163	750,000	750,000
		2,274,623
Total Securities Lending Reinvestments (Cost $4,724,623)		4,724,623
Total Investments—100.4% (Cost $919,687,751)		1,155,054,285
Other assets and liabilities (net)—(0.4)%		(4,618,184)
Net Assets—100.0%		$1,150,436,101

*	Principal amount stated in U.S. dollars unless otherwise noted.
†
Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2025, the market value of restricted securities was $0, which is
0.0% of net assets. See  details shown in the Restricted Securities table that follows.

(a)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $8,750,464 and the collateral received consisted of cash in the amount of
$4,724,623 and non-cash collateral with a value of $4,533,734. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2025, these securities represent 0.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.

Ten Largest Industries as of December 31, 2025 (Unaudited)	% of Net Assets
Banks	16.7
Semiconductors & Semiconductor Equipment	16.4
Technology Hardware, Storage & Peripherals	6.4
Interactive Media & Services	5.8
Metals & Mining	5.1
Broadline Retail	4.8
Oil, Gas & Consumable Fuels	3.8
Electronic Equipment, Instruments & Components	3.2
Insurance	3.2
Automobiles	2.8

Restricted Securities	Acquisition Date	Shares	Cost	Value
Sberbank of Russia PJSC	04/12/19-10/13/21	2,524,904	$8,857,252	$0
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$622,146,793	$0	$487,699,019
See accompanying notes to financial statements.
BHFTI-456

Brighthouse Funds Trust I
SSGA Emerging Markets Enhanced Index Portfolio
Schedule of Investments as of December 31, 2025
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(4,724,623)	$—	$—	$—	$(4,724,623)
Gross amount of recognized liabilities for securities lending transactions					$(4,724,623)
Investments in Derivative Instruments
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
MSCI Emerging Markets Index Futures	03/20/26	224	USD	15,807,680	$167,622
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$167,622

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$3,557,329

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$475,170
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$12,908,776

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
See accompanying notes to financial statements.
BHFTI-457

Brighthouse Funds Trust I
SSGA Emerging Markets Enhanced Index Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$6,172,418	$—	$6,172,418
Brazil	14,138,121	21,697,034	—	35,835,155
Chile	—	2,717,401	—	2,717,401
China	10,986,841	296,838,570	—	307,825,411
Czech Republic	—	3,287,988	—	3,287,988
Egypt	—	187,515	—	187,515
Greece	—	8,114,891	—	8,114,891
Hong Kong	—	3,441,716	—	3,441,716
Hungary	—	2,989,015	—	2,989,015
India	3,680,844	170,030,630	—	173,711,474
Indonesia	—	11,277,832	—	11,277,832
Kuwait	—	5,626,651	—	5,626,651
Malaysia	—	12,953,481	—	12,953,481
Mexico	23,210,319	—	—	23,210,319
Peru	4,405,164	—	—	4,405,164
Philippines	—	3,844,606	—	3,844,606
Poland	—	10,179,390	—	10,179,390
Qatar	—	7,675,740	—	7,675,740
Russia	—	—	0	0
Saudi Arabia	—	33,746,307	—	33,746,307
South Africa	—	34,669,618	—	34,669,618
South Korea	—	149,403,339	—	149,403,339
Taiwan	787,950	234,947,204	—	235,735,154
Thailand	1,165,227	8,022,080	—	9,187,307
Turkey	—	6,772,196	—	6,772,196
United Arab Emirates	—	18,731,442	—	18,731,442
United States	2,900,583	4,108,381	—	7,008,964
Total Common Stocks	61,275,049	1,057,435,445	0	1,118,710,494
Preferred Stocks
Brazil	203,987	11,683,670	—	11,887,657
Chile	—	1,108,561	—	1,108,561
India	—	36,803	—	36,803
South Korea	—	5,532,735	—	5,532,735
Total Preferred Stocks	203,987	18,361,769	—	18,565,756
Total Warrants*	—	10,531	—	10,531
Total Short-Term Investments*	13,042,881	—	—	13,042,881
Securities Lending Reinvestments
Short-Term Investment Funds	2,450,000	—	—	2,450,000
Repurchase Agreements	—	2,274,623	—	2,274,623
Total Securities Lending Reinvestments	2,450,000	2,274,623	—	4,724,623
Total Investments	$76,971,917	$1,078,082,368	$0	$1,155,054,285
Collateral for Securities Loaned (Liability)	$—	$(4,724,623)	$—	$(4,724,623)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$167,622	$—	$—	$167,622

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2025 is not presented.
See accompanying notes to financial statements.
BHFTI-458

Brighthouse Funds Trust I
SSGA Emerging Markets Enhanced Index Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$1,155,054,285
Cash	71,467
Cash denominated in foreign currencies (c)	7,093,645
Cash collateral for futures contracts	505,052
Receivable for:
Fund shares sold	12,607
Dividends and interest	3,007,186
Variation margin on futures contracts	91,768
Prepaid expenses	4,368
Total Assets	1,165,840,378
Liabilities
Collateral for securities loaned	4,724,623
Payable for:
Fund shares redeemed	2,946,833
Foreign taxes	5,746,864
Accrued Expenses:
Management fees	436,396
Administration fees	122,095
Custodian and accounting fees	923,606
Distribution and service fees	77,810
Deferred trustees’ fees	335,554
Other expenses	90,496
Total Liabilities	15,404,277
Net Assets	$1,150,436,101
Net Assets Consist of:
Paid in surplus	$860,206,903
Distributable earnings (Accumulated losses) (d)	290,229,198
Net Assets	$1,150,436,101
Net Assets
Class A	$781,712,102
Class B	368,723,999
Capital Shares Outstanding*
Class A	55,761,766
Class B	26,468,431
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.02
Class B	13.93

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $919,687,751.
(b)	Includes securities loaned at value of $8,750,464.
(c)	Identified cost of cash denominated in foreign currencies was $7,042,292.
(d)	Includes foreign capital gains tax of $5,746,864.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$28,533,611
Interest (b)	16,421
Securities lending income	136,480
Total investment income	28,686,512
Expenses
Management fees	4,398,925
Administration fees	55,762
Custodian and accounting fees	505,021
Distribution and service fees—Class B	635,335
Audit and tax services	83,978
Legal	47,560
Trustees’ fees and expenses	61,979
Shareholder reporting	62,584
Insurance	6,602
Miscellaneous	112,675
Total expenses	5,970,421
Less management fee waiver	(357,715)
Net expenses	5,612,706
Net Investment Income	23,073,806
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (c)	74,523,797
Futures contracts	3,557,329
Foreign currency transactions	(1,075,803)
Net realized gain (loss)	77,005,323
Net change in unrealized appreciation (depreciation) on:
Investments (d)	212,286,347
Futures contracts	475,170
Foreign currency transactions	41,025
Net change in unrealized appreciation (depreciation)	212,802,542
Net realized and unrealized gain (loss)	289,807,865
Net Increase (Decrease) in Net Assets From Operations	$312,881,671

(a)	Net of foreign withholding taxes of $3,932,087.
(b)	Net of foreign withholding taxes of $76.
(c)	Net of foreign capital gains tax of $1,478,121.
(d)	Includes change in foreign capital gains tax of $(2,827,976).
See accompanying notes to financial statements.
BHFTI-459

Brighthouse Funds Trust I
SSGA Emerging Markets Enhanced Index Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$23,073,806	$9,695,835
Net realized gain (loss)	77,005,323	13,462,185
Net change in unrealized appreciation (depreciation)	212,802,542	19,870,984
Increase (decrease) in net assets from operations	312,881,671	43,029,004
From Distributions to Shareholders
Class A	(7,458,846)	(13,003,196)
Class B	(2,658,173)	(238,674)
Total distributions	(10,117,019)	(13,241,870)
Increase (decrease) in net assets from capital share transactions	480,979,761	(27,198,886)
Total increase (decrease) in net assets	783,744,413	2,588,248
Net Assets
Beginning of period	366,691,688	364,103,440
End of period	$1,150,436,101	$366,691,688

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	280,863	$3,474,375	3,431,937	$36,178,852
Shares issued through acquisition (a)	36,337,018	395,415,800	0	0
Reinvestments	628,908	7,458,846	1,247,788	13,003,196
Redemptions	(15,584,211)	(192,626,613)	(7,105,826)	(76,182,421)
Net increase (decrease)	21,662,578	$213,722,408	(2,426,101)	$(27,000,373)
Class B
Sales	233,517	$2,945,458	84,022	$871,057
Shares issued through acquisition (a)	31,349,997	338,746,123	0	0
Reinvestments	225,078	2,658,173	22,998	238,674
Redemptions	(6,084,613)	(77,092,401)	(125,969)	(1,308,244)
Net increase (decrease)	25,723,979	$267,257,353	(18,949)	$(198,513)
Increase (decrease) derived from capital shares transactions		$480,979,761		$(27,198,886)

(a)	See Note 11 of the Notes to Financial Statements
See accompanying notes to financial statements.
BHFTI-460

Brighthouse Funds Trust I
SSGA Emerging Markets Enhanced Index Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.53	$9.77	$8.95	$11.50	$11.60
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.26	0.25	0.29	0.29
Net realized and unrealized gain (loss)	3.29	0.85	0.89	(2.59)	(0.20)
Total income (loss) from investment operations	3.61	1.11	1.14	(2.30)	0.09
Less Distributions
Distributions from net investment income	(0.12)	(0.35)	(0.32)	(0.25)	(0.19)
Total distributions	(0.12)	(0.35)	(0.32)	(0.25)	(0.19)
Net Asset Value, End of Period	$14.02	$10.53	$9.77	$8.95	$11.50
Total Return (%) (b)	34.45	11.41	12.80	(20.13)	0.64
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.68	0.73	0.71	0.67
Net ratio of expenses to average net assets (%) (c)	0.55	0.65	0.73	0.71	0.67
Ratio of net investment income (loss) to average net assets (%)	2.62	2.50	2.72	3.03	2.37
Portfolio turnover rate (%)	55	34	25	23	45
Net assets, end of period (in millions)	$781.7	$358.9	$356.7	$352.4	$446.3

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.46	$9.71	$8.90	$11.44	$11.57
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.30	0.23	0.23	0.27	0.26
Net realized and unrealized gain (loss)	3.26	0.85	0.87	(2.58)	(0.21)
Total income (loss) from investment operations	3.56	1.08	1.10	(2.31)	0.05
Less Distributions
Distributions from net investment income	(0.09)	(0.33)	(0.29)	(0.23)	(0.18)
Total distributions	(0.09)	(0.33)	(0.29)	(0.23)	(0.18)
Net Asset Value, End of Period	$13.93	$10.46	$9.71	$8.90	$11.44
Total Return (%) (b)	34.14	11.13	12.50	(20.32)	0.31
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.93	0.98	0.96	0.92
Net ratio of expenses to average net assets (%) (c)	0.80	0.90	0.98	0.96	0.92
Ratio of net investment income (loss) to average net assets (%)	2.43	2.24	2.43	2.78	2.21
Portfolio turnover rate (%)	55	34	25	23	45
Net assets, end of period (in millions)	$368.7	$7.8	$7.4	$6.0	$7.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTI-461

Brighthouse Funds Trust I
SSGA Growth and Income ETF Portfolio
Schedule of Investments as of December 31, 2025
Investment Companies—97.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Exchange-Traded Funds — 97.3%
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (a)	3,124,624	$41,401,268
iShares 0-5 Year TIPS Bond ETF (a)	657,431	67,314,360
iShares 20+ Year Treasury Bond ETF	756,379	65,925,994
iShares Core MSCI Emerging Markets ETF	2,181,796	146,660,327
iShares Core S&P 500 ETF	335,036	229,479,558
iShares Core S&P Mid-Cap ETF (a)	672,531	44,387,046
iShares Core S&P Small-Cap ETF (a)	632,629	76,029,353
Schwab International Small-Cap Equity ETF	739,481	33,668,570
SPDR Bloomberg Emerging Markets Local Bond ETF (a) (b)	1,989,060	42,506,212
SPDR Gold Shares (b) (c)	188,430	74,676,693
State Street Blackstone Senior Loan ETF (a) (b)	1,023,077	42,222,388
State Street SPDR Bloomberg High Yield Bond ETF (a) (b)	460,528	44,767,927
State Street SPDR Portfolio Developed World ex-U.S. ETF (b)	4,456,818	197,927,287
State Street SPDR S&P 500 ETF Trust (a) (b)	455,272	310,459,082
Vanguard Long-Term Corporate Bond ETF (a)	227,792	17,278,023
Vanguard Total Bond Market ETF (a)	2,500,894	185,241,219
Total Investment Companies (Cost $1,396,306,093)		1,619,945,307

Short-Term Investments—2.7%
Short-Term Investment Funds—2.7%
Invesco Treasury Portfolio, Institutional Class
3.640% (d)	44,840,778	44,840,778
Total Short-Term Investments (Cost $44,840,778)		44,840,778

Securities Lending Reinvestments (e)—8.4%
Short-Term Investment Funds—0.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 3.640% (d)	5,000,000	5,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class 3.680% (d)	5,000,000	5,000,000
		10,000,000

Certificates of Deposit—1.1%
Bank of Montreal
4.090%, SOFR + 0.380%, 11/19/26 (f)	1,000,000	999,997
Bank of Nova Scotia
4.040%, SOFR + 0.330%, 07/22/26 (f)	2,000,000	2,000,177
Mitsubishi UFJ Trust & Banking Corp.
3.930%, SOFR + 0.220%, 03/17/26 (f)	1,000,000	999,988
Mizuho Bank Ltd.
3.990%, SOFR + 0.220%, 04/10/26 (f)	1,000,000	999,883
4.010%, SOFR + 0.240%, 01/13/26 (f)	4,000,000	4,000,016
National Bank of Canada
3.970%, SOFR + 0.200%, 02/11/26 (f)	1,000,000	1,000,373
Standard Chartered Bank
3.980%, SOFR + 0.270%, 05/07/26 (f)	2,000,000	2,000,556
Sumitomo Mitsui Banking Corp.
3.940%, SOFR + 0.230%, 01/30/26 (f)	1,000,000	1,000,086
Sumitomo Mitsui Trust Bank Ltd.
4.110%, 01/22/26	2,000,000	2,000,560
4.140%, 01/14/26	2,000,000	2,000,400
Security Description	Principal Amount*	Value
Certificates of Deposit—(Continued)
Toronto-Dominion Bank
4.060%, SOFR + 0.290%, 03/20/26 (f)	1,000,000	$1,000,191
		18,002,227
Commercial Paper—0.2%
Ionic Funding LLC
4.110%, 01/05/26	1,500,000	1,499,184
Old Line Funding LLC
3.930%, SOFR + 0.160%, 02/10/26 (f)	2,000,000	1,999,978
		3,499,162
Repurchase Agreements—6.2%
Barclays Bank PLC
Repurchase Agreement dated 12/31/25 at 3.970%, due on 04/02/26 with a maturity value of $2,020,291; collateralized by various Common Stock with an aggregate market value of $2,227,637	2,000,000	2,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $3,490,093; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $3,559,895	3,489,351	3,489,351
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 4.130%, due on 07/06/26 with a maturity value of $10,214,531; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.000%, maturity dates ranging from 01/15/26 - 06/30/26, and various Common Stock with an aggregate market value of $10,401,251	10,000,000	10,000,000
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $9,001,955; collateralized by various Common Stock with an aggregate market value of $10,001,103	9,000,000	9,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $10,002,217; collateralized by various Common Stock with an aggregate market value of $11,129,584	10,000,000	10,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $5,001,072; collateralized by various Common Stock with an aggregate market value of $5,556,161	5,000,000	5,000,000
Repurchase Agreement dated 12/31/25 at 3.880%, due on 01/07/26 with a maturity value of $25,018,861; collateralized by various Common Stock with an aggregate market value of $27,804,638	25,000,000	25,000,000
NBC Global Finance Ltd.
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/07/26 with a maturity value of $15,011,404; collateralized by various Common Stock with an aggregate market value of $16,723,875	15,000,000	15,000,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/25 at 3.910%, due on 02/04/26 with a maturity value of $20,076,028; collateralized by various Common Stock with an aggregate market value of $22,224,636	20,000,000	20,000,000
See accompanying notes to financial statements.
BHFTI-462

Brighthouse Funds Trust I
SSGA Growth and Income ETF Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (e)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $400,081; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $408,001	400,000	$400,000
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $4,000,831; collateralized by various Common Stock with an aggregate market value of $4,400,914	4,000,000	4,000,000
		103,889,351
Time Deposits—0.3%
Banco Santander SA
3.620%, 01/02/26	2,000,000	2,000,000
First Abu Dhabi Bank USA NV
3.590%, 01/02/26	1,000,000	1,000,000
National Bank of Canada
3.710%, OBFR + 0.070% 01/07/26 (f)	2,000,000	2,000,000
		5,000,000
Total Securities Lending Reinvestments (Cost $140,388,836)		140,390,740
Total Investments—108.4% (Cost $1,581,535,707)		1,805,176,825
Other assets and liabilities (net)—(8.4)%		(140,609,356)
Net Assets—100.0%		$1,664,567,469

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $219,082,449 and the collateral received consisted of cash in the amount of $140,374,278 and non-cash collateral with a value of $84,704,824. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(b)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
(c)	Non-income producing security.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(f)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Transactions in Securities of Affiliated Issuers
A summary of the Portfolio’s transactions in the securities of affiliated issuers for the year ended December 31, 2025 is as follows.
Security Description	Market Value December 31, 2024	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2025
SPDR Bloomberg Emerging Markets Local Bond ETF	$41,707,389	$2,598,543	$(5,389,761)	$(345,865)	$3,935,906	$42,506,212
SPDR Gold Shares	63,040,967	—	(25,198,478)	11,884,354	24,949,850	74,676,693
State Street Blackstone Senior Loan ETF	42,650,772	4,112,960	(4,006,353)	(72,939)	(462,052)	42,222,388
State Street Communication Services Select Sector SPDR ETF	32,883,259	34,660,061	(68,809,120)	4,476,347	(3,210,547)	—
State Street Consumer Discretionary Select Sector SPDR ETF	33,055,056	33,564,783	(66,910,283)	(1,167,397)	1,457,841	—
State Street Consumer Staples Select Sector SPDR ETF	—	32,883,619	(33,312,538)	428,919	—	—
State Street Energy Select Sector SPDR ETF	—	34,723,956	(32,927,322)	(1,796,634)	—	—
State Street Financial Select Sector SPDR ETF	32,806,646	29,159,925	(66,364,742)	4,807,819	(409,648)	—
State Street Health Care Select Sector SPDR ETF	—	32,894,635	(33,304,033)	409,398	—	—
State Street SPDR Bloomberg High Yield Bond ETF	75,753,631	110,443,502	(140,570,479)	(1,729,910)	871,183	44,767,927
State Street SPDR Portfolio Developed World ex-U.S. ETF	121,246,825	199,825,273	(165,989,052)	13,353,254	29,490,987	197,927,287
State Street SPDR Portfolio Intermediate Term Corporate Bond ETF	50,627,304	22,545,936	(73,419,013)	(465,111)	710,884	—
State Street SPDR S&P 500 ETF Trust	255,716,081	235,696,807	(228,161,259)	52,543,703	(5,336,250)	310,459,082
State Street Technology Select Sector SPDR ETF	—	31,181,935	(27,358,303)	(3,823,632)	—	—
	$749,487,930	$804,291,935	$(971,720,736)	$78,502,306	$51,998,154	$712,559,589
See accompanying notes to financial statements.
BHFTI-463

Brighthouse Funds Trust I
SSGA Growth and Income ETF Portfolio
Schedule of Investments as of December 31, 2025

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2025
SPDR Bloomberg Emerging Markets Local Bond ETF	$2,348,697	1,989,060
SPDR Gold Shares	—	188,430
State Street Blackstone Senior Loan ETF	3,153,226	1,023,077
State Street Communication Services Select Sector SPDR ETF	172,575	—
State Street Consumer Discretionary Select Sector SPDR ETF	—	—
State Street Consumer Staples Select Sector SPDR ETF	221,244	—
State Street Energy Select Sector SPDR ETF	267,886	—
State Street Financial Select Sector SPDR ETF	—	—
State Street Health Care Select Sector SPDR ETF	153,666	—
State Street SPDR Bloomberg High Yield Bond ETF	4,019,928	460,528
State Street SPDR Portfolio Developed World ex-U.S. ETF	5,036,952	4,456,818
State Street SPDR Portfolio Intermediate Term Corporate Bond ETF	519,705	—
State Street SPDR S&P 500 ETF Trust	2,927,118	455,272
State Street Technology Select Sector SPDR ETF	56,095	—
	$18,877,092
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,659,166,440	$0	$1,837,559,054
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Investment Companies	$(140,374,278)	$—	$—	$—	$(140,374,278)
Gross amount of recognized liabilities for securities lending transactions					$(140,374,278)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Investment Companies*	$1,619,945,307	$—	$—	$1,619,945,307
Total Short-Term Investments*	44,840,778	—	—	44,840,778
Securities Lending Reinvestments
Short-Term Investment Funds	10,000,000	—	—	10,000,000
Certificates of Deposit	—	18,002,227	—	18,002,227
Commercial Paper	—	3,499,162	—	3,499,162
Repurchase Agreements	—	103,889,351	—	103,889,351
Time Deposits	—	5,000,000	—	5,000,000
Total Securities Lending Reinvestments	10,000,000	130,390,740	—	140,390,740
Total Investments	$1,674,786,085	$130,390,740	$—	$1,805,176,825
Collateral for Securities Loaned (Liability)	$—	$(140,374,278)	$—	$(140,374,278)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-464

Brighthouse Funds Trust I
SSGA Growth and Income ETF Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$1,092,617,236
Affiliated investments at value (c) (d)	712,559,589
Receivable for:
Affiliated investments sold	628,984
Fund shares sold	35,956
Dividends on affiliated investments	913,337
Prepaid expenses	5,890
Total Assets	1,806,760,992
Liabilities
Collateral for securities loaned	140,374,278
Payable for:
Fund shares redeemed	625,708
Accrued Expenses:
Management fees	438,938
Administration fees	57,792
Custodian and accounting fees	23,659
Distribution and service fees	348,003
Deferred trustees’ fees	250,955
Other expenses	74,190
Total Liabilities	142,193,523
Net Assets	$1,664,567,469
Net Assets Consist of:
Paid in surplus	$1,288,893,673
Distributable earnings (Accumulated losses)	375,673,796
Net Assets	$1,664,567,469
Net Assets
Class A	$31,072,548
Class B	1,626,944,756
Class E	6,550,165
Capital Shares Outstanding*
Class A	2,602,779
Class B	137,821,392
Class E	552,642
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.94
Class B	11.80
Class E	11.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $972,383,243.
(b)	Includes securities loaned at value $133,643,228.
(c)	Identified cost of affiliated investments was $609,152,464.
(d)	Includes securities loaned at value of $85,439,221.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends from Underlying ETFs	$28,101,491
Dividends from affiliated investments	18,877,092
Securities lending income	1,215,634
Total investment income	48,194,217
Expenses
Management fees	5,111,246
Administration fees	38,250
Custodian and accounting fees	14,357
Distribution and service fees—Class B	4,047,116
Distribution and service fees—Class E	9,182
Audit and tax services	51,665
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	41,079
Insurance	14,422
Miscellaneous	21,085
Total expenses	9,458,987
Net Investment Income	38,735,230
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	37,243,606
Affiliated investments	78,502,306
Net realized gain (loss)	115,745,912
Net change in unrealized appreciation (depreciation) on:
Investments	50,157,041
Affiliated investments	51,998,154
Net change in unrealized appreciation (depreciation)	102,155,195
Net realized and unrealized gain (loss)	217,901,107
Net Increase (Decrease) in Net Assets From Operations	$256,636,337
See accompanying notes to financial statements.
BHFTI-465

Brighthouse Funds Trust I
SSGA Growth and Income ETF Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$38,735,230	$41,844,128
Net realized gain (loss)	115,745,912	114,707,168
Net change in unrealized appreciation (depreciation)	102,155,195	22,717,734
Increase (decrease) in net assets from operations	256,636,337	179,269,030
From Distributions to Shareholders
Class A	(1,583,536)	(709,380)
Class B	(88,119,683)	(40,019,284)
Class E	(339,130)	(166,000)
Total distributions	(90,042,349)	(40,894,664)
Increase (decrease) in net assets from capital share transactions	(161,883,881)	(221,482,155)
Total increase (decrease) in net assets	4,710,107	(83,107,789)
Net Assets
Beginning of period	1,659,857,362	1,742,965,151
End of period	$1,664,567,469	$1,659,857,362

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	156,263	$1,775,270	137,151	$1,442,120
Reinvestments	146,624	1,583,536	68,407	709,380
Redemptions	(253,814)	(2,849,442)	(303,116)	(3,183,295)
Net increase (decrease)	49,073	$509,364	(97,558)	$(1,031,795)
Class B
Sales	951,357	$10,548,523	1,537,318	$15,940,501
Reinvestments	8,243,188	88,119,683	3,896,717	40,019,284
Redemptions	(23,483,637)	(261,213,551)	(26,437,136)	(275,022,098)
Net increase (decrease)	(14,289,092)	$(162,545,345)	(21,003,101)	$(219,062,313)
Class E
Sales	69,745	$777,909	42,940	$441,388
Reinvestments	31,606	339,130	16,116	166,000
Redemptions	(87,419)	(964,939)	(190,123)	(1,995,435)
Net increase (decrease)	13,932	$152,100	(131,067)	$(1,388,047)
Increase (decrease) derived from capital shares transactions		$(161,883,881)		$(221,482,155)
See accompanying notes to financial statements.
BHFTI-466

Brighthouse Funds Trust I
SSGA Growth and Income ETF Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.81	$9.98	$8.97	$13.27	$12.48
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.30	0.28	0.25	0.25	0.37
Net realized and unrealized gain (loss)	1.48	0.82	1.00	(2.25)	1.29
Total income (loss) from investment operations	1.78	1.10	1.25	(2.00)	1.66
Less Distributions
Distributions from net investment income	(0.31)	(0.27)	(0.24)	(0.39)	(0.27)
Distributions from net realized capital gains	(0.34)	0.00	0.00	(1.91)	(0.60)
Total distributions	(0.65)	(0.27)	(0.24)	(2.30)	(0.87)
Net Asset Value, End of Period	$11.94	$10.81	$9.98	$8.97	$13.27
Total Return (%) (b)	17.09	11.17	14.12	(15.09)	13.61
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.33	0.33	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (d)	2.63	2.70	2.66	2.41	2.83
Portfolio turnover rate (%)	103	89	145	148	91
Net assets, end of period (in millions)	$31.1	$27.6	$26.5	$24.5	$31.1

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.69	$9.88	$8.87	$13.15	$12.37
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26	0.25	0.22	0.22	0.33
Net realized and unrealized gain (loss)	1.47	0.81	1.01	(2.24)	1.29
Total income (loss) from investment operations	1.73	1.06	1.23	(2.02)	1.62
Less Distributions
Distributions from net investment income	(0.28)	(0.25)	(0.22)	(0.35)	(0.24)
Distributions from net realized capital gains	(0.34)	0.00	0.00	(1.91)	(0.60)
Total distributions	(0.62)	(0.25)	(0.22)	(2.26)	(0.84)
Net Asset Value, End of Period	$11.80	$10.69	$9.88	$8.87	$13.15
Total Return (%) (b)	16.78	10.80	13.97	(15.38)	13.38
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.58	0.58	0.58	0.57	0.57
Ratio of net investment income (loss) to average net assets (%) (d)	2.34	2.42	2.39	2.15	2.54
Portfolio turnover rate (%)	103	89	145	148	91
Net assets, end of period (in millions)	$1,626.9	$1,626.5	$1,709.9	$1,683.9	$2,211.2
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTI-467

Brighthouse Funds Trust I
SSGA Growth and Income ETF Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.73	$9.91	$8.91	$13.20	$12.41
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.26	0.24	0.23	0.35
Net realized and unrealized gain (loss)	1.48	0.82	0.99	(2.24)	1.29
Total income (loss) from investment operations	1.76	1.08	1.23	(2.01)	1.64
Less Distributions
Distributions from net investment income	(0.30)	(0.26)	(0.23)	(0.37)	(0.25)
Distributions from net realized capital gains	(0.34)	0.00	0.00	(1.91)	(0.60)
Total distributions	(0.64)	(0.26)	(0.23)	(2.28)	(0.85)
Net Asset Value, End of Period	$11.85	$10.73	$9.91	$8.91	$13.20
Total Return (%) (b)	16.93	10.98	13.93	(15.26)	13.52
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.48	0.48	0.48	0.47	0.47
Ratio of net investment income (loss) to average net assets (%) (d)	2.48	2.48	2.52	2.24	2.68
Portfolio turnover rate (%)	103	89	145	148	91
Net assets, end of period (in millions)	$6.6	$5.8	$6.6	$6.7	$8.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
See accompanying notes to financial statements.
BHFTI-468

Brighthouse Funds Trust I
SSGA Growth ETF Portfolio
Schedule of Investments as of December 31, 2025
Investment Companies—97.4% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Exchange-Traded Funds — 97.4%
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	1,959,191	$25,959,281
iShares 20+ Year Treasury Bond ETF	260,983	22,747,278
iShares Core MSCI Emerging Markets ETF	1,269,100	85,308,902
iShares Core S&P 500 ETF	191,993	131,503,685
iShares Core S&P Mid-Cap ETF (a)	487,468	32,172,888
iShares Core S&P Small-Cap ETF (a)	389,129	46,765,523
Schwab International Small-Cap Equity ETF	497,917	22,670,161
SPDR Bloomberg Emerging Markets Local Bond ETF (a) (b)	538,173	11,500,757
SPDR Gold Shares (b) (c)	80,430	31,875,213
State Street Blackstone Senior Loan ETF (a) (b)	276,392	11,406,698
State Street SPDR Bloomberg High Yield Bond ETF (a) (b)	112,334	10,919,988
State Street SPDR Portfolio Developed World ex-U.S. ETF (a) (b)	2,823,616	125,396,787
State Street SPDR S&P 500 ETF Trust (a) (b)	258,003	175,937,406
Vanguard Long-Term Corporate Bond ETF (a)	49,577	3,760,415
Total Investment Companies (Cost $602,055,240)		737,924,982

Short-Term Investments—2.6%
Short-Term Investment Funds—2.6%
Invesco Treasury Portfolio, Institutional Class
3.640% (d)	19,686,117	19,686,117
Total Short-Term Investments (Cost $19,686,117)		19,686,117

Securities Lending Reinvestments (e)—4.1%
Short-Term Investment Funds—0.5%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (d)	500,000	500,000
Fidelity Investments Money Market Government Portfolio, Class I 3.670% (d)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 3.710% (d)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (d)	1,000,000	1,000,000
		3,500,000

Certificates of Deposit—0.7%
Bank of Montreal
4.080%, SOFR + 0.370%, 08/07/26 (f)	3,500,000	3,501,047
National Bank of Canada
3.970%, SOFR + 0.200%, 02/11/26 (f)	1,000,000	1,000,373
Standard Chartered Bank
3.980%, SOFR + 0.270%, 05/07/26 (f)	1,000,000	1,000,278
		5,501,698
Repurchase Agreements—2.9%
Barclays Bank PLC
Repurchase Agreement dated 12/31/25 at 3.970%, due on 04/02/26 with a maturity value of $2,020,291; collateralized by various Common Stock with an aggregate market value of $2,227,637	2,000,000	2,000,000
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $980,370; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $999,978	980,162	$980,162
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 4.130%, due on 07/06/26 with a maturity value of $5,107,265; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.000%, maturity dates ranging from 01/15/26 - 06/30/26, and various Common Stock with an aggregate market value of $5,200,625	5,000,000	5,000,000
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $2,000,434; collateralized by various Common Stock with an aggregate market value of $2,222,467	2,000,000	2,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $3,000,665; collateralized by various Common Stock with an aggregate market value of $3,338,875	3,000,000	3,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.880%, due on 01/07/26 with a maturity value of $5,003,772; collateralized by various Common Stock with an aggregate market value of $5,560,928	5,000,000	5,000,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/25 at 3.910%, due on 02/04/26 with a maturity value of $3,011,404; collateralized by various Common Stock with an aggregate market value of $3,333,695	3,000,000	3,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $68,913; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $70,277	68,899	68,899
Virtu Americas LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/07/26 with a maturity value of $1,000,776; collateralized by various Common Stock with an aggregate market value of $1,111,264	1,000,000	1,000,000
		22,049,061
Total Securities Lending Reinvestments (Cost $31,049,061)		31,050,759
Total Investments—104.1% (Cost $652,790,418)		788,661,858
Other assets and liabilities (net)—(4.1)%		(31,297,438)
Net Assets—100.0%		$757,364,420

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $78,836,904 and the collateral received consisted of cash in the amount of
$31,049,061 and non-cash collateral with a value of $50,226,753. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending

See accompanying notes to financial statements.
BHFTI-469

Brighthouse Funds Trust I
SSGA Growth ETF Portfolio
Schedule of Investments as of December 31, 2025

Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(b)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
(c)	Non-income producing security.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2025.

Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Transactions in Securities of Affiliated Issuers
A summary of the Portfolio’s transactions in the securities of affiliated issuers for the year ended December 31, 2025 is as follows.
Security Description	Market Value December 31, 2024	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2025
SPDR Bloomberg Emerging Markets Local Bond ETF	$10,976,915	$1,449,469	$(1,858,560)	$(131,029)	$1,063,962	$11,500,757
SPDR Gold Shares	27,020,982	—	(10,832,307)	5,190,987	10,495,551	31,875,213
State Street Blackstone Senior Loan ETF	11,229,877	1,764,592	(1,432,751)	(31,653)	(123,367)	11,406,698
State Street Communication Services Select Sector SPDR ETF	21,610,025	22,240,573	(44,587,112)	2,854,230	(2,117,716)	—
State Street Consumer Discretionary Select Sector SPDR ETF	21,712,144	22,355,186	(44,262,195)	(762,716)	957,581	—
State Street Consumer Staples Select Sector SPDR ETF	—	21,873,632	(22,157,450)	283,818	—	—
State Street Energy Select Sector SPDR ETF	—	22,492,107	(21,219,285)	(1,272,822)	—	—
State Street Financial Select Sector SPDR ETF	21,609,503	18,638,700	(43,045,510)	3,071,503	(274,196)	—
State Street Health Care Select Sector SPDR ETF	—	21,668,395	(21,937,732)	269,337	—	—
State Street SPDR Bloomberg High Yield Bond ETF	25,846,593	37,092,220	(51,910,700)	(438,536)	330,411	10,919,988
State Street SPDR Dow Jones International Real Estate ETF	—	7,109,208	(7,535,812)	426,604	—	—
State Street SPDR Portfolio Developed World ex-U.S. ETF	85,047,079	88,469,972	(75,530,323)	7,487,619	19,922,440	125,396,787
State Street SPDR Portfolio Intermediate Term Corporate Bond ETF	22,191,296	7,474,359	(29,684,748)	(292,506)	311,599	—
State Street SPDR S&P 500 ETF Trust	133,982,577	108,313,649	(90,061,516)	24,694,089	(991,393)	175,937,406
State Street Technology Select Sector SPDR ETF	—	20,568,586	(18,046,398)	(2,522,188)	—	—
	$381,226,991	$401,510,648	$(484,102,399)	$38,826,737	$29,574,872	$367,036,849

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2025
SPDR Bloomberg Emerging Markets Local Bond ETF	$623,539	538,173
SPDR Gold Shares	—	80,430
State Street Blackstone Senior Loan ETF	838,009	276,392
State Street Communication Services Select Sector SPDR ETF	113,705	—
State Street Consumer Discretionary Select Sector SPDR ETF	—	—
State Street Consumer Staples Select Sector SPDR ETF	145,909	—
State Street Energy Select Sector SPDR ETF	176,731	—
State Street Financial Select Sector SPDR ETF	—	—
State Street Health Care Select Sector SPDR ETF	101,222	—
State Street SPDR Bloomberg High Yield Bond ETF	1,273,423	112,334
State Street SPDR Dow Jones International Real Estate ETF	71,893	—
State Street SPDR Portfolio Developed World ex-U.S. ETF	3,439,668	2,823,616
State Street SPDR Portfolio Intermediate Term Corporate Bond ETF	161,650	—
State Street SPDR S&P 500 ETF Trust	1,561,725	258,003
State Street Technology Select Sector SPDR ETF	37,002	—
	$8,544,476
See accompanying notes to financial statements.
BHFTI-470

Brighthouse Funds Trust I
SSGA Growth ETF Portfolio
Schedule of Investments as of December 31, 2025
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$738,447,580	$0	$799,995,805
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Investment Companies	$(31,049,061)	$—	$—	$—	$(31,049,061)
Gross amount of recognized liabilities for securities lending transactions					$(31,049,061)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Investment Companies*	$737,924,982	$—	$—	$737,924,982
Total Short-Term Investments*	19,686,117	—	—	19,686,117
Securities Lending Reinvestments
Short-Term Investment Funds	3,500,000	—	—	3,500,000
Certificates of Deposit	—	5,501,698	—	5,501,698
Repurchase Agreements	—	22,049,061	—	22,049,061
Total Securities Lending Reinvestments	3,500,000	27,550,759	—	31,050,759
Total Investments	$761,111,099	$27,550,759	$—	$788,661,858
Collateral for Securities Loaned (Liability)	$—	$(31,049,061)	$—	$(31,049,061)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-471

Brighthouse Funds Trust I
SSGA Growth ETF Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$421,625,009
Affiliated investments at value (c) (d)	367,036,849
Receivable for:
Fund shares sold	53,078
Dividends on affiliated investments	515,206
Prepaid expenses	2,580
Total Assets	789,232,722
Liabilities
Collateral for securities loaned	31,049,061
Payable for:
Fund shares redeemed	81,722
Accrued Expenses:
Management fees	206,148
Administration fees	57,792
Custodian and accounting fees	23,443
Distribution and service fees	151,082
Deferred trustees’ fees	250,955
Other expenses	48,099
Total Liabilities	31,868,302
Net Assets	$757,364,420
Net Assets Consist of:
Paid in surplus	$557,554,284
Distributable earnings (Accumulated losses)	199,810,136
Net Assets	$757,364,420
Net Assets
Class A	$44,911,274
Class B	705,665,663
Class E	6,787,483
Capital Shares Outstanding*
Class A	3,745,567
Class B	59,558,293
Class E	570,750
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.99
Class B	11.85
Class E	11.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $346,805,349.
(b)	Includes securities loaned at value $52,655,607.
(c)	Identified cost of affiliated investments was $305,985,069.
(d)	Includes securities loaned at value of $26,181,297.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends from Underlying ETFs	$9,332,396
Dividends from affiliated investments	8,544,476
Securities lending income	502,846
Total investment income	18,379,718
Expenses
Management fees	2,347,526
Administration fees	38,250
Custodian and accounting fees	14,289
Distribution and service fees—Class B	1,710,726
Distribution and service fees—Class E	9,600
Audit and tax services	51,665
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	29,844
Insurance	6,286
Miscellaneous	15,834
Total expenses	4,334,605
Net Investment Income	14,045,113
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	14,626,804
Affiliated investments	38,826,737
Net realized gain (loss)	53,453,541
Net change in unrealized appreciation (depreciation) on:
Investments	32,112,521
Affiliated investments	29,574,872
Net change in unrealized appreciation (depreciation)	61,687,393
Net realized and unrealized gain (loss)	115,140,934
Net Increase (Decrease) in Net Assets From Operations	$129,186,047
See accompanying notes to financial statements.
BHFTI-472

Brighthouse Funds Trust I
SSGA Growth ETF Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$14,045,113	$14,870,889
Net realized gain (loss)	53,453,541	47,832,883
Net change in unrealized appreciation (depreciation)	61,687,393	26,568,944
Increase (decrease) in net assets from operations	129,186,047	89,272,716
From Distributions to Shareholders
Class A	(3,645,469)	(878,237)
Class B	(59,079,627)	(14,246,418)
Class E	(555,399)	(136,619)
Total distributions	(63,280,495)	(15,261,274)
Increase (decrease) in net assets from capital share transactions	(34,159,447)	(85,810,797)
Total increase (decrease) in net assets	31,746,105	(11,799,355)
Net Assets
Beginning of period	725,618,315	737,417,670
End of period	$757,364,420	$725,618,315

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	146,073	$1,650,993	148,690	$1,578,227
Reinvestments	341,336	3,645,469	83,403	878,237
Redemptions	(396,267)	(4,498,690)	(303,229)	(3,201,151)
Net increase (decrease)	91,142	$797,772	(71,136)	$(744,687)
Class B
Sales	1,163,699	$13,057,505	700,394	$7,356,158
Reinvestments	5,589,369	59,079,627	1,365,908	14,246,418
Redemptions	(9,576,279)	(107,057,729)	(10,010,141)	(105,710,684)
Net increase (decrease)	(2,823,211)	$(34,920,597)	(7,943,839)	$(84,108,108)
Class E
Sales	31,281	$350,966	23,488	$248,234
Reinvestments	52,396	555,399	13,061	136,619
Redemptions	(84,308)	(942,987)	(127,771)	(1,342,855)
Net increase (decrease)	(631)	$(36,622)	(91,222)	$(958,002)
Increase (decrease) derived from capital shares transactions		$(34,159,447)		$(85,810,797)
See accompanying notes to financial statements.
BHFTI-473

Brighthouse Funds Trust I
SSGA Growth ETF Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.01	$9.97	$9.25	$13.86	$12.61
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.24	0.23	0.22	0.36
Net realized and unrealized gain (loss)	1.77	1.04	1.22	(2.41)	1.85
Total income (loss) from investment operations	2.02	1.28	1.45	(2.19)	2.21
Less Distributions
Distributions from net investment income	(0.26)	(0.24)	(0.21)	(0.37)	(0.23)
Distributions from net realized capital gains	(0.78)	0.00	(0.52)	(2.05)	(0.73)
Total distributions	(1.04)	(0.24)	(0.73)	(2.42)	(0.96)
Net Asset Value, End of Period	$11.99	$11.01	$9.97	$9.25	$13.86
Total Return (%) (b) (c)	19.53	12.96	16.13	(15.67)	17.88
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.36	0.36	0.36	0.35	0.34
Ratio of net investment income (loss) to average net assets (%) (e)	2.18	2.27	2.40	2.04	2.64
Portfolio turnover rate (%)	103	86	145	123	80
Net assets, end of period (in millions)	$44.9	$40.2	$37.1	$33.8	$40.9

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.89	$9.86	$9.16	$13.74	$12.51
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.21	0.20	0.19	0.31
Net realized and unrealized gain (loss)	1.76	1.04	1.20	(2.39)	1.85
Total income (loss) from investment operations	1.97	1.25	1.40	(2.20)	2.16
Less Distributions
Distributions from net investment income	(0.23)	(0.22)	(0.18)	(0.33)	(0.20)
Distributions from net realized capital gains	(0.78)	0.00	(0.52)	(2.05)	(0.73)
Total distributions	(1.01)	(0.22)	(0.70)	(2.38)	(0.93)
Net Asset Value, End of Period	$11.85	$10.89	$9.86	$9.16	$13.74
Total Return (%) (b) (c)	19.23	12.72	15.75	(15.87)	17.60
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.61	0.61	0.61	0.60	0.59
Ratio of net investment income (loss) to average net assets (%) (e)	1.90	1.97	2.14	1.76	2.33
Portfolio turnover rate (%)	103	86	145	123	80
Net assets, end of period (in millions)	$705.7	$679.1	$693.7	$664.7	$868.5
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTI-474

Brighthouse Funds Trust I
SSGA Growth ETF Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.93	$9.90	$9.19	$13.78	$12.54
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.22	0.21	0.20	0.33
Net realized and unrealized gain (loss)	1.76	1.04	1.21	(2.39)	1.85
Total income (loss) from investment operations	1.99	1.26	1.42	(2.19)	2.18
Less Distributions
Distributions from net investment income	(0.25)	(0.23)	(0.19)	(0.35)	(0.21)
Distributions from net realized capital gains	(0.78)	0.00	(0.52)	(2.05)	(0.73)
Total distributions	(1.03)	(0.23)	(0.71)	(2.40)	(0.94)
Net Asset Value, End of Period	$11.89	$10.93	$9.90	$9.19	$13.78
Total Return (%) (b) (c)	19.29	12.78	15.93	(15.78)	17.75
Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.51	0.51	0.51	0.50	0.49
Ratio of net investment income (loss) to average net assets (%) (e)	2.02	2.07	2.23	1.86	2.46
Portfolio turnover rate (%)	103	86	145	123	80
Net assets, end of period (in millions)	$6.8	$6.2	$6.6	$6.4	$8.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)
During 2021, 0.08% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadviser. Excluding this item, total return would have been
17.80%, 17.52%, and 17.67% for Class A, Class B and Class E, respectively.

(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
See accompanying notes to financial statements.
BHFTI-475

Brighthouse Funds Trust I
T. Rowe Price Large Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 4.3%
Boeing Co. (a)	157,157	$34,121,928
General Electric Co.	94,311	29,050,617
L3Harris Technologies, Inc.	154,064	45,228,569
		108,401,114
Air Freight & Logistics — 0.1%
United Parcel Service, Inc. - Class B	21,296	2,112,350
Banks — 11.1%
Bank of America Corp. (b)	1,951,395	107,326,725
Citigroup, Inc.	406,109	47,388,859
Fifth Third Bancorp (b)	136,211	6,376,037
Huntington Bancshares, Inc. (b)	1,416,112	24,569,543
U.S. Bancorp (b)	940,265	50,172,540
Wells Fargo & Co.	448,103	41,763,200
		277,596,904
Beverages — 0.7%
Coca-Cola Co.	263,192	18,399,753
Broadline Retail — 2.2%
Amazon.com, Inc. (a)	239,787	55,347,635
Capital Markets — 3.1%
Charles Schwab Corp.	766,321	76,563,131
Chemicals — 2.3%
CF Industries Holdings, Inc. (b)	241,710	18,693,851
Linde PLC	47,000	20,040,330
RPM International, Inc. (b)	183,562	19,090,448
		57,824,629
Communications Equipment — 0.3%
Cisco Systems, Inc.	81,000	6,239,430
Consumer Staples Distribution & Retail — 0.5%
Walmart, Inc.	113,518	12,647,040
Containers & Packaging — 1.3%
International Paper Co. (b)	814,280	32,074,489
Electric Utilities — 1.8%
Alliant Energy Corp. (b)	91,000	5,915,910
Southern Co.	459,391	40,058,895
		45,974,805
Electrical Equipment — 0.8%
Rockwell Automation, Inc.	50,526	19,658,151
Electronic Equipment, Instruments & Components — 1.5%
Keysight Technologies, Inc. (a)	144,783	29,418,458
TE Connectivity PLC	30,496	6,938,145
		36,356,603
Energy Equipment & Services — 0.8%
SLB Ltd.	506,552	19,441,466
Security Description	Shares	Value
Entertainment — 0.9%
Walt Disney Co.	196,944	$22,406,319
Financial Services — 0.9%
Equitable Holdings, Inc. (b)	498,644	23,760,387
Ground Transportation — 2.3%
CSX Corp.	1,598,972	57,962,735
Health Care Equipment & Supplies — 2.7%
Becton Dickinson & Co.	110,718	21,487,042
Zimmer Biomet Holdings, Inc. (b)	506,316	45,527,935
		67,014,977
Health Care Providers & Services — 5.5%
Cigna Group	86,658	23,850,881
CVS Health Corp.	540,711	42,910,825
Elevance Health, Inc.	170,573	59,794,365
UnitedHealth Group, Inc.	31,036	10,245,294
		136,801,365
Hotels, Restaurants & Leisure — 0.7%
Las Vegas Sands Corp.	266,500	17,346,485
Household Products — 4.0%
Colgate-Palmolive Co.	583,222	46,086,203
Procter & Gamble Co.	386,288	55,358,933
		101,445,136
Industrial Conglomerates — 1.1%
Siemens AG	100,274	28,160,553
Industrial REITs — 1.0%
Rexford Industrial Realty, Inc. (b)	647,442	25,068,954
Insurance — 7.0%
Allstate Corp.	180,459	37,562,541
American International Group, Inc.	330,732	28,294,123
Chubb Ltd.	195,010	60,866,521
Hartford Insurance Group, Inc.	274,932	37,885,629
Travelers Cos., Inc.	35,168	10,200,830
		174,809,644
Interactive Media & Services — 5.0%
Alphabet, Inc. - Class C	355,514	111,560,293
Meta Platforms, Inc. - Class A	22,836	15,073,816
		126,634,109
IT Services — 0.5%
Accenture PLC - Class A	46,954	12,597,758
Life Sciences Tools & Services — 0.6%
Thermo Fisher Scientific, Inc.	26,685	15,462,623
Machinery — 4.9%
AGCO Corp. (b)	188,305	19,643,978
Cummins, Inc.	40,949	20,902,417
See accompanying notes to financial statements.
BHFTI-476

Brighthouse Funds Trust I
T. Rowe Price Large Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Machinery—(Continued)
Fortive Corp. (b)	610,338	$33,696,761
Middleby Corp. (a)	120,575	17,925,885
Stanley Black & Decker, Inc. (b)	430,241	31,958,301
		124,127,342
Media — 0.6%
News Corp. - Class A	617,482	16,128,630
Multi-Utilities — 2.7%
Ameren Corp.	394,054	39,350,233
Sempra	323,625	28,572,851
		67,923,084
Oil, Gas & Consumable Fuels — 6.9%
ConocoPhillips	659,355	61,722,222
EOG Resources, Inc.	142,937	15,009,814
Expand Energy Corp.	148,552	16,394,199
Exxon Mobil Corp.	319,148	38,406,270
TotalEnergies SE (b)	433,106	28,333,795
Williams Cos., Inc.	208,510	12,533,536
		172,399,836
Pharmaceuticals — 4.6%
AstraZeneca PLC (ADR)	238,900	21,962,077
Johnson & Johnson	93,640	19,378,798
Merck & Co., Inc.	362,237	38,129,067
Sanofi SA (ADR)	192,361	9,321,814
Viatris, Inc. (b)	2,206,316	27,468,634
		116,260,390
Residential REITs — 1.5%
AvalonBay Communities, Inc. (b)	212,217	38,477,064
Semiconductors & Semiconductor Equipment — 5.8%
Advanced Micro Devices, Inc. (a)	162,540	34,809,566
Applied Materials, Inc.	102,229	26,271,831
Intel Corp. (a)	385,146	14,211,887
QUALCOMM, Inc.	236,629	40,475,391
Texas Instruments, Inc.	173,640	30,124,804
		145,893,479
Software — 2.6%
Microsoft Corp.	62,534	30,242,693
Salesforce, Inc.	130,868	34,668,242
		64,910,935
Specialized REITs — 0.9%
Weyerhaeuser Co. (b)	914,452	21,663,368
Specialty Retail — 1.7%
Home Depot, Inc.	125,624	43,227,218
Technology Hardware, Storage & Peripherals — 1.7%
Samsung Electronics Co. Ltd.	515,607	42,972,902
Security Description	Shares/ Principal Amount*	Value
Tobacco — 1.4%
Philip Morris International, Inc.	223,534	$35,854,854
Wireless Telecommunication Services — 1.1%
T-Mobile U.S., Inc.	130,000	26,395,200
Total Common Stocks (Cost $2,045,695,075)		2,494,342,847

Short-Term Investments—0.4%
Short-Term Investment Funds—0.4%
T. Rowe Price Government Reserve Fund
3.764% (c) (d)	10,005,262	10,005,262
Total Short-Term Investments (Cost $10,005,262)		10,005,262

Securities Lending Reinvestments (e)—6.2%
Short-Term Investment Funds—1.7%
Allspring Government Money Market Fund, Select Class 3.710% (d)	5,000,000	5,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 3.640% (d)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (d)	6,000,000	6,000,000
Fidelity Investments Money Market Government Portfolio, Class I 3.670% (d)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (d)	1,000,000	1,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class 3.680% (d)	1,000,000	1,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (d)	10,000,000	10,000,000
		43,000,000

Certificates of Deposit—0.4%
Bank of Montreal
4.090%, SOFR + 0.380%, 11/19/26 (f)	1,000,000	999,997
4.120%, SOFR + 0.350%, 05/14/26 (f)	5,000,000	5,000,124
Bank of Nova Scotia
4.040%, SOFR + 0.330%, 07/22/26 (f)	1,000,000	1,000,089
Mizuho Bank Ltd.
4.010%, SOFR + 0.240%, 01/13/26 (f)	2,000,000	2,000,008
Standard Chartered Bank
3.980%, SOFR + 0.270%, 05/07/26 (f)	1,000,000	1,000,278
		10,000,496
Commercial Paper—0.1%
Ionic Funding LLC
4.110%, 01/05/26	2,500,000	2,498,640
Repurchase Agreements—3.8%
Bank of Montreal
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $5,001,047; collateralized by various Common Stock with an aggregate market value of $5,563,119	5,000,000	5,000,000
See accompanying notes to financial statements.
BHFTI-477

Brighthouse Funds Trust I
T. Rowe Price Large Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (e)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $5,001,047; collateralized by various Common Stock with an aggregate market value of $5,568,379	5,000,000	$5,000,000
Repurchase Agreement dated 12/31/25 at 3.850%, due on 01/02/26 with a maturity value of $10,002,139; collateralized by various Common Stock with an aggregate market value of $11,136,757	10,000,000	10,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/31/25 at 3.970%, due on 04/02/26 with a maturity value of $1,010,146; collateralized by various Common Stock with an aggregate market value of $1,113,819	1,000,000	1,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $354,192; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $361,276	354,117	354,117
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 4.130%, due on 07/06/26 with a maturity value of $2,042,906; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.000%, maturity dates ranging from 01/15/26 - 06/30/26, and various Common Stock with an aggregate market value of $2,080,250	2,000,000	2,000,000
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $20,004,344; collateralized by various Common Stock with an aggregate market value of $22,224,673	20,000,000	20,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $5,001,108; collateralized by various Common Stock with an aggregate market value of $5,564,792	5,000,000	5,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $13,002,787; collateralized by various Common Stock with an aggregate market value of $14,450,628	13,000,000	13,000,000
Repurchase Agreement dated 12/31/25 at 3.880%, due on 01/07/26 with a maturity value of $10,007,544; collateralized by various Common Stock with an aggregate market value of $11,121,855	10,000,000	10,000,000
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $10,002,128; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 05/15/26 - 11/15/55, and an aggregate market value of $10,202,171	10,000,000	10,000,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/25 at 3.910%, due on 02/04/26 with a maturity value of $6,022,808; collateralized by various Common Stock with an aggregate market value of $6,667,391	6,000,000	6,000,000
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $600,122; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $612,001	600,000	$600,000
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $3,000,623; collateralized by various Common Stock with an aggregate market value of $3,300,686	3,000,000	3,000,000
Virtu Americas LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/07/26 with a maturity value of $5,003,879; collateralized by various Common Stock with an aggregate market value of $5,556,321	5,000,000	5,000,000
		95,954,117
Time Deposit—0.2%
Banco Santander SA
3.620%, 01/02/26	4,000,000	4,000,000
Total Securities Lending Reinvestments (Cost $155,453,260)		155,453,253
Total Investments—106.0% (Cost $2,211,153,597)		2,659,801,362
Other assets and liabilities (net)—(6.0)%		(150,113,188)
Net Assets—100.0%		$2,509,688,174

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $170,436,630 and the collateral received consisted of cash in the amount of $155,428,999 and non-cash collateral with a value of $21,387,653. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(f)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.
BHFTI-478

Brighthouse Funds Trust I
T. Rowe Price Large Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Transactions in Securities of Affiliated Issuers
A summary of the Portfolio’s transactions in the securities of affiliated issuers for the year ended December 31, 2025 is as follows:
Security Description	Market Value December 31, 2024	Purchases	Sales	Ending Value as of December 31, 2025
T. Rowe Price Government Reserve Fund	$—	$59,550,932	$(49,545,670)	$10,005,262
T. Rowe Price Treasury Reserve Fund	19,680,710	336,791,986	(356,472,696)	—
	$19,680,710	$396,342,918	$(406,018,366)	$10,005,262

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2025
T. Rowe Price Government Reserve Fund	$190,304	10,005,262
T. Rowe Price Treasury Reserve Fund	1,245,016	—
	$1,435,320
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$991,463,088	$0	$1,251,378,545
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(155,428,999)	$—	$—	$—	$(155,428,999)
Gross amount of recognized liabilities for securities lending transactions					$(155,428,999)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$108,401,114	$—	$—	$108,401,114
Air Freight & Logistics	2,112,350	—	—	2,112,350
Banks	277,596,904	—	—	277,596,904
Beverages	18,399,753	—	—	18,399,753
Broadline Retail	55,347,635	—	—	55,347,635
Capital Markets	76,563,131	—	—	76,563,131
Chemicals	57,824,629	—	—	57,824,629
Communications Equipment	6,239,430	—	—	6,239,430
Consumer Staples Distribution & Retail	12,647,040	—	—	12,647,040
Containers & Packaging	32,074,489	—	—	32,074,489
Electric Utilities	45,974,805	—	—	45,974,805
Electrical Equipment	19,658,151	—	—	19,658,151
Electronic Equipment, Instruments & Components	36,356,603	—	—	36,356,603
Energy Equipment & Services	19,441,466	—	—	19,441,466
Entertainment	22,406,319	—	—	22,406,319
Financial Services	23,760,387	—	—	23,760,387
Ground Transportation	57,962,735	—	—	57,962,735
See accompanying notes to financial statements.
BHFTI-479

Brighthouse Funds Trust I
T. Rowe Price Large Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy — (Continued)
Description	Level 1	Level 2	Level 3	Total
Health Care Equipment & Supplies	$67,014,977	$—	$—	$67,014,977
Health Care Providers & Services	136,801,365	—	—	136,801,365
Hotels, Restaurants & Leisure	17,346,485	—	—	17,346,485
Household Products	101,445,136	—	—	101,445,136
Industrial Conglomerates	—	28,160,553	—	28,160,553
Industrial REITs	25,068,954	—	—	25,068,954
Insurance	174,809,644	—	—	174,809,644
Interactive Media & Services	126,634,109	—	—	126,634,109
IT Services	12,597,758	—	—	12,597,758
Life Sciences Tools & Services	15,462,623	—	—	15,462,623
Machinery	124,127,342	—	—	124,127,342
Media	16,128,630	—	—	16,128,630
Multi-Utilities	67,923,084	—	—	67,923,084
Oil, Gas & Consumable Fuels	172,399,836	—	—	172,399,836
Pharmaceuticals	116,260,390	—	—	116,260,390
Residential REITs	38,477,064	—	—	38,477,064
Semiconductors & Semiconductor Equipment	145,893,479	—	—	145,893,479
Software	64,910,935	—	—	64,910,935
Specialized REITs	21,663,368	—	—	21,663,368
Specialty Retail	43,227,218	—	—	43,227,218
Technology Hardware, Storage & Peripherals	—	42,972,902	—	42,972,902
Tobacco	35,854,854	—	—	35,854,854
Wireless Telecommunication Services	26,395,200	—	—	26,395,200
Total Common Stocks	2,423,209,392	71,133,455	—	2,494,342,847
Total Short-Term Investments*	10,005,262	—	—	10,005,262
Securities Lending Reinvestments
Short-Term Investment Funds	43,000,000	—	—	43,000,000
Certificates of Deposit	—	10,000,496	—	10,000,496
Commercial Paper	—	2,498,640	—	2,498,640
Repurchase Agreements	—	95,954,117	—	95,954,117
Time Deposit	—	4,000,000	—	4,000,000
Total Securities Lending Reinvestments	43,000,000	112,453,253	—	155,453,253
Total Investments	$2,476,214,654	$183,586,708	$—	$2,659,801,362
Collateral for Securities Loaned (Liability)	$—	$(155,428,999)	$—	$(155,428,999)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-480

Brighthouse Funds Trust I
T. Rowe Price Large Cap Value Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$2,649,796,100
Affiliated investments at value (c)	10,005,262
Cash	4,677,885
Cash denominated in foreign currencies (d)	71
Receivable for:
Investments sold	2,054,563
Fund shares sold	64,721
Dividends and interest	4,155,915
Dividends on affiliated investments	307,218
Prepaid expenses	8,870
Total Assets	2,671,070,605
Liabilities
Collateral for securities loaned	155,428,999
Payable for:
Investments purchased	3,144,147
Affiliated investments purchased	56,325
Fund shares redeemed	748,578
Accrued Expenses:
Management fees	1,058,657
Distribution and service fees	225,963
Deferred trustees’ fees	250,955
Other expenses	468,807
Total Liabilities	161,382,431
Net Assets	$2,509,688,174
Net Assets Consist of:
Paid in surplus	$1,846,458,672
Distributable earnings (Accumulated losses)	663,229,502
Net Assets	$2,509,688,174
Net Assets
Class A	$1,325,430,093
Class B	888,968,113
Class E	295,289,968
Capital Shares Outstanding*
Class A	48,635,313
Class B	33,195,899
Class E	10,935,523
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$27.25
Class B	26.78
Class E	27.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,201,148,335.
(b)	Includes securities loaned at value of $170,436,630.
(c)	Identified cost of affiliated investments was $10,005,262.
(d)	Identified cost of cash denominated in foreign currencies was $72.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$56,655,524
Dividends from affiliated investments	1,435,320
Interest	1,416
Securities lending income	212,176
Total investment income	58,304,436
Expenses
Management fees	14,266,291
Administration fees	115,613
Custodian and accounting fees	107,276
Distribution and service fees—Class B	2,207,202
Distribution and service fees—Class E	437,586
Audit and tax services	50,640
Legal	48,492
Trustees’ fees and expenses	62,092
Shareholder reporting	95,780
Insurance	22,276
Miscellaneous	29,643
Total expenses	17,442,891
Less management fee waiver	(1,857,749)
Net expenses	15,585,142
Net Investment Income	42,719,294
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	177,814,165
Foreign currency transactions	19,621
Net realized gain (loss)	177,833,786
Net change in unrealized appreciation (depreciation) on:
Investments	70,374,268
Foreign currency transactions	(1)
Net change in unrealized appreciation (depreciation)	70,374,267
Net realized and unrealized gain (loss)	248,208,053
Net Increase (Decrease) in Net Assets From Operations	$290,927,347

(a)	Net of foreign withholding taxes of $564,699.
See accompanying notes to financial statements.
BHFTI-481

Brighthouse Funds Trust I
T. Rowe Price Large Cap Value Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$42,719,294	$49,544,694
Net realized gain (loss)	177,833,786	234,517,170
Net change in unrealized appreciation (depreciation)	70,374,267	5,529,607
Increase (decrease) in net assets from operations	290,927,347	289,591,471
From Distributions to Shareholders
Class A	(151,012,103)	(94,739,498)
Class B	(98,639,728)	(61,873,329)
Class E	(32,514,339)	(20,722,136)
Total distributions	(282,166,170)	(177,334,963)
Increase (decrease) in net assets from capital share transactions	(29,033,836)	(224,341,658)
Total increase (decrease) in net assets	(20,272,659)	(112,085,150)
Net Assets
Beginning of period	2,529,960,833	2,642,045,983
End of period	$2,509,688,174	$2,529,960,833

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	652,479	$17,686,473	346,574	$9,701,681
Reinvestments	6,067,180	151,012,103	3,572,379	94,739,498
Redemptions	(6,842,562)	(183,303,686)	(8,586,640)	(238,976,443)
Net increase (decrease)	(122,903)	$(14,605,110)	(4,667,687)	$(134,535,264)
Class B
Sales	1,236,008	$32,346,319	864,145	$23,516,429
Reinvestments	4,027,755	98,639,728	2,366,998	61,873,329
Redemptions	(5,370,358)	(141,373,835)	(5,671,298)	(154,556,399)
Net increase (decrease)	(106,595)	$(10,387,788)	(2,440,155)	$(69,166,641)
Class E
Sales	244,287	$6,423,978	320,468	$8,707,537
Reinvestments	1,317,437	32,514,339	787,315	20,722,136
Redemptions	(1,617,339)	(42,979,255)	(1,825,876)	(50,069,426)
Net increase (decrease)	(55,615)	$(4,040,938)	(718,093)	$(20,639,753)
Increase (decrease) derived from capital shares transactions		$(29,033,836)		$(224,341,658)
See accompanying notes to financial statements.
BHFTI-482

Brighthouse Funds Trust I
T. Rowe Price Large Cap Value Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$27.37	$26.35	$28.77	$35.57	$28.77
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.48	0.54	0.64	0.63	0.56
Net realized and unrealized gain (loss)	2.59	2.40	1.75	(2.66)	6.96
Total income (loss) from investment operations	3.07	2.94	2.39	(2.03)	7.52
Less Distributions
Distributions from net investment income	(0.57)	(0.64)	(0.60)	(0.62)	(0.68)
Distributions from net realized capital gains	(2.62)	(1.28)	(4.21)	(4.15)	(0.04)
Total distributions	(3.19)	(1.92)	(4.81)	(4.77)	(0.72)
Net Asset Value, End of Period	$27.25	$27.37	$26.35	$28.77	$35.57
Total Return (%) (b)	12.32	11.37	9.91	(4.89)	26.30
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.59	0.59	0.59
Net ratio of expenses to average net assets (%) (c) (d)	0.52	0.52	0.52	0.51	0.51
Ratio of net investment income (loss) to average net assets (%)	1.81	1.97	2.42	2.02	1.68
Portfolio turnover rate (%)	40	29	29	30	16
Net assets, end of period (in millions)	$1,325.4	$1,334.5	$1,407.8	$1,409.1	$1,839.4

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$26.94	$25.97	$28.40	$35.17	$28.47
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.41	0.47	0.56	0.55	0.47
Net realized and unrealized gain (loss)	2.54	2.35	1.75	(2.63)	6.89
Total income (loss) from investment operations	2.95	2.82	2.31	(2.08)	7.36
Less Distributions
Distributions from net investment income	(0.49)	(0.57)	(0.53)	(0.54)	(0.62)
Distributions from net realized capital gains	(2.62)	(1.28)	(4.21)	(4.15)	(0.04)
Total distributions	(3.11)	(1.85)	(4.74)	(4.69)	(0.66)
Net Asset Value, End of Period	$26.78	$26.94	$25.97	$28.40	$35.17
Total Return (%) (b)	12.05	11.11	9.64	(5.15)	25.98
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (c) (d)	0.77	0.77	0.77	0.76	0.76
Ratio of net investment income (loss) to average net assets (%)	1.56	1.71	2.17	1.79	1.44
Portfolio turnover rate (%)	40	29	29	30	16
Net assets, end of period (in millions)	$889.0	$897.2	$928.1	$928.9	$1,078.6
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTI-483

Brighthouse Funds Trust I
T. Rowe Price Large Cap Value Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$27.14	$26.15	$28.57	$35.36	$28.61
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.44	0.50	0.59	0.58	0.51
Net realized and unrealized gain (loss)	2.56	2.37	1.76	(2.65)	6.92
Total income (loss) from investment operations	3.00	2.87	2.35	(2.07)	7.43
Less Distributions
Distributions from net investment income	(0.52)	(0.60)	(0.56)	(0.57)	(0.64)
Distributions from net realized capital gains	(2.62)	(1.28)	(4.21)	(4.15)	(0.04)
Total distributions	(3.14)	(1.88)	(4.77)	(4.72)	(0.68)
Net Asset Value, End of Period	$27.00	$27.14	$26.15	$28.57	$35.36
Total Return (%) (b)	12.16	11.18	9.78	(5.07)	26.12
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.74	0.74	0.74
Net ratio of expenses to average net assets (%) (c) (d)	0.67	0.67	0.67	0.66	0.66
Ratio of net investment income (loss) to average net assets (%)	1.66	1.82	2.27	1.88	1.53
Portfolio turnover rate (%)	40	29	29	30	16
Net assets, end of period (in millions)	$295.3	$298.3	$306.2	$308.0	$374.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)
The effect of the voluntary portion of the waiver on the net ratio of expenses to average net assets was 0.02% for each of the years ended December 31, 2025 through 2021 (see Note 6 of the Notes to
Financial Statements).

See accompanying notes to financial statements.
BHFTI-484

Brighthouse Funds Trust I
T. Rowe Price Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—96.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 2.4%
BWX Technologies, Inc.	41,900	$7,241,996
StandardAero, Inc. (a)	210,173	6,027,762
Textron, Inc.	156,061	13,603,837
		26,873,595
Biotechnology — 6.1%
Alnylam Pharmaceuticals, Inc. (a)	37,807	15,033,954
Arcellx, Inc. (a) (b)	54,700	3,566,440
Ascendis Pharma AS (ADR) (a)	35,500	7,570,020
Biogen, Inc. (a)	21,300	3,748,587
BioNTech SE (ADR) (a) (b)	43,700	4,160,240
Caris Life Sciences, Inc. (a) (b)	122,543	3,306,210
CRISPR Therapeutics AG (a) (b)	47,109	2,470,396
Cytokinetics, Inc. (a) (b)	85,500	5,432,670
Ionis Pharmaceuticals, Inc. (a)	180,490	14,278,564
Natera, Inc. (a)	10,669	2,444,161
Nuvalent, Inc. - Class A (a)	10,372	1,043,319
Revolution Medicines, Inc. (a) (b)	38,000	3,026,700
Vaxcyte, Inc. (a) (b)	86,732	4,001,815
		70,083,076
Capital Markets — 4.5%
Bullish (a) (b)	19,528	739,525
Cboe Global Markets, Inc.	38,600	9,688,600
MSCI, Inc.	30,200	17,326,646
Raymond James Financial, Inc. (b)	74,800	12,012,132
TPG, Inc. (b)	69,184	4,416,707
Tradeweb Markets, Inc. - Class A	61,500	6,613,710
		50,797,320
Commercial Services & Supplies — 1.5%
RB Global, Inc.	51,400	5,287,518
Veralto Corp.	112,600	11,235,228
		16,522,746
Construction & Engineering — 0.6%
Quanta Services, Inc. (b)	14,800	6,246,488
Construction Materials — 1.1%
Martin Marietta Materials, Inc.	19,938	12,414,595
Consumer Staples Distribution & Retail — 2.4%
Casey's General Stores, Inc.	16,192	8,949,480
Dollar Tree, Inc. (a) (b)	144,071	17,722,174
Maplebear, Inc. (a) (b)	16,000	719,680
		27,391,334
Containers & Packaging — 1.6%
Avery Dennison Corp. (b)	60,200	10,949,176
Ball Corp.	140,986	7,468,029
		18,417,205
Distributors — 0.8%
Pool Corp. (b)	41,000	9,378,750
Security Description	Shares	Value
Diversified Consumer Services — 1.1%
Duolingo, Inc. (a) (b)	15,800	$2,772,900
McGraw Hill, Inc. (a)	134,691	2,222,402
Service Corp. International (b)	95,700	7,461,729
		12,457,031
Electronic Equipment, Instruments & Components — 2.7%
Amphenol Corp. - Class A	89,100	12,040,974
Corning, Inc.	16,800	1,471,008
Keysight Technologies, Inc. (a)	69,000	14,020,110
Ralliant Corp.	59,363	3,022,170
		30,554,262
Energy Equipment & Services — 1.4%
TechnipFMC PLC (b)	368,642	16,426,688
Entertainment — 2.5%
Liberty Live Holdings, Inc. - Class C (a)	96,700	8,041,572
Liberty Media Corp.-Liberty Formula One - Class C (a)	181,791	17,908,232
Live Nation Entertainment, Inc. (a) (b)	14,300	2,037,750
		27,987,554
Financial Services — 1.1%
Corpay, Inc. (a)	23,141	6,963,821
Toast, Inc. - Class A (a) (b)	162,400	5,766,824
		12,730,645
Food Products — 0.7%
McCormick & Co., Inc.	124,300	8,466,073
Ground Transportation — 1.8%
Old Dominion Freight Line, Inc. (b)	77,800	12,199,040
XPO, Inc. (a) (b)	63,600	8,643,876
		20,842,916
Health Care Equipment & Supplies — 4.6%
Alcon AG (b)	46,300	3,648,903
Align Technology, Inc. (a)	40,400	6,308,460
Cooper Cos., Inc. (a) (b)	194,400	15,933,024
Hologic, Inc. (a)	126,700	9,437,883
Masimo Corp. (a) (b)	17,100	2,224,026
QuidelOrtho Corp. (a) (b)	127,274	3,634,945
Teleflex, Inc.	94,323	11,511,179
		52,698,420
Health Care Providers & Services — 2.5%
Cencora, Inc.	48,900	16,515,975
Encompass Health Corp. (b)	57,200	6,071,208
Molina Healthcare, Inc. (a) (b)	34,600	6,004,484
		28,591,667
Health Care Technology — 1.5%
Veeva Systems, Inc. - Class A (a)	76,861	17,157,681
Hotels, Restaurants & Leisure — 11.5%
Domino's Pizza, Inc. (b)	41,310	17,218,834
See accompanying notes to financial statements.
BHFTI-485

Brighthouse Funds Trust I
T. Rowe Price Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares	Value
Hotels, Restaurants & Leisure—(Continued)
DraftKings, Inc. - Class A (a) (b)	241,700	$8,328,982
Hilton Worldwide Holdings, Inc.	94,700	27,202,575
Planet Fitness, Inc. - Class A (a)	145,500	15,782,385
Sportradar Group AG - Class A (a)	190,200	4,521,054
Texas Roadhouse, Inc. (b)	43,700	7,254,200
Viking Holdings Ltd. (a)	264,920	18,917,937
Wingstop, Inc. (b)	16,400	3,911,236
Wyndham Hotels & Resorts, Inc. (b)	75,600	5,712,336
Yum! Brands, Inc.	144,071	21,795,061
		130,644,600
Household Durables — 0.4%
TopBuild Corp. (a) (b)	11,800	4,922,842
Industrial Conglomerates — 0.1%
Bending Spoons SpA - Class C † (a) (c) (d)	14,584	1,308,057
Insurance — 2.7%
Assurant, Inc.	78,800	18,978,980
Markel Group, Inc. (a)	3,300	7,093,845
Ryan Specialty Holdings, Inc.	86,022	4,441,316
		30,514,141
Interactive Media & Services — 0.8%
Reddit, Inc. - Class A (a) (b)	40,429	9,293,414
IT Services — 0.4%
MongoDB, Inc. (a)	11,800	4,952,342
Life Sciences Tools & Services — 5.4%
Agilent Technologies, Inc.	172,100	23,417,647
Avantor, Inc. (a) (b)	684,500	7,844,370
Bruker Corp. (b)	65,511	3,086,223
Mettler-Toledo International, Inc. (a)	14,800	20,634,012
West Pharmaceutical Services, Inc.	23,818	6,553,285
		61,535,537
Machinery — 3.1%
Esab Corp. (b)	113,517	12,682,119
Fortive Corp. (b)	69,133	3,816,833
Ingersoll Rand, Inc. (b)	153,200	12,136,504
ITT, Inc.	39,800	6,905,698
		35,541,154
Media — 1.4%
New York Times Co. - Class A	185,000	12,842,700
Trade Desk, Inc. - Class A (a)	81,741	3,102,888
		15,945,588
Oil, Gas & Consumable Fuels — 2.6%
Cheniere Energy, Inc.	59,200	11,507,888
DT Midstream, Inc.	10,800	1,292,544
EQT Corp.	198,400	10,634,240
Expand Energy Corp.	58,900	6,500,204
		29,934,876
Security Description	Shares	Value
Pharmaceuticals — 0.7%
Elanco Animal Health, Inc. (a) (b)	359,800	$8,142,274
Professional Services — 4.4%
Booz Allen Hamilton Holding Corp.	118,700	10,013,532
Broadridge Financial Solutions, Inc. (b)	15,000	3,347,550
Equifax, Inc.	24,400	5,294,312
Paylocity Holding Corp. (a)	78,499	11,971,097
TransUnion (b)	145,877	12,508,953
UL Solutions, Inc. - Class A (b)	91,395	7,207,410
		50,342,854
Real Estate Management & Development — 0.4%
CoStar Group, Inc. (a)	70,983	4,772,897
Semiconductors & Semiconductor Equipment — 6.1%
Lattice Semiconductor Corp. (a) (b)	294,994	21,705,659
MACOM Technology Solutions Holdings, Inc. (a) (b)	74,800	12,811,744
Microchip Technology, Inc.	210,400	13,406,688
Monolithic Power Systems, Inc. (b)	15,268	13,838,304
NXP Semiconductors NV	35,400	7,683,924
		69,446,319
Software — 9.0%
Atlassian Corp. - Class A (a)	42,973	6,967,642
Aurora Innovation, Inc. (a)	292,467	1,123,073
CCC Intelligent Solutions Holdings, Inc. (a) (b)	1,339,173	10,646,426
HubSpot, Inc. (a)	8,800	3,531,440
Manhattan Associates, Inc. (a) (b)	53,900	9,341,409
Monday.com Ltd. (a) (b)	27,100	3,998,876
Netskope, Inc. - Class A (a)	62,941	1,103,985
Onestream, Inc. (a) (b)	117,807	2,165,293
PTC, Inc. (a)	130,163	22,675,696
Tyler Technologies, Inc. (a) (b)	41,100	18,657,345
Unity Software, Inc. (a)	97,766	4,318,324
Zoom Communications, Inc. (a)	96,500	8,326,985
Zscaler, Inc. (a)	41,800	9,401,656
		102,258,150
Specialty Retail — 3.5%
Burlington Stores, Inc. (a)	56,346	16,275,542
Ross Stores, Inc.	59,300	10,682,302
Ulta Beauty, Inc. (a) (b)	20,882	12,633,819
		39,591,663
Technology Hardware, Storage & Peripherals — 0.6%
Pure Storage, Inc. - Class A (a) (b)	107,100	7,176,771
Textiles, Apparel & Luxury Goods — 0.9%
Birkenstock Holding PLC (a) (b)	201,798	8,253,538
On Holding AG - Class A (a) (b)	31,600	1,468,768
		9,722,306
See accompanying notes to financial statements.
BHFTI-486

Brighthouse Funds Trust I
T. Rowe Price Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Security Description	Shares/ Principal Amount*	Value
Trading Companies & Distributors — 1.1%
Ferguson Enterprises, Inc.	57,800	$12,868,014
Total Common Stocks (Cost $893,040,010)		1,094,951,845

Convertible Preferred Stocks—0.6%
Automobiles — 0.1%
Nuro, Inc. - Series D † (a) (c) (d)	37,838	578,543
Sila Nanotechnologies, Inc. - Series F † (a) (c) (d)	43,934	800,477
		1,379,020
Commercial Services & Supplies — 0.1%
Redwood Materials, Inc.- Series C † (a) (c) (d)	18,350	863,735
Software — 0.4%
Databricks, Inc. - Series H † (a) (c) (d)	11,738	2,230,220
Databricks, Inc. - Series I † (a) (c) (d)	4,164	791,160
Databricks, Inc. - Series J † (a) (c) (d)	7,056	1,340,640
		4,362,020
Total Convertible Preferred Stocks (Cost $5,293,184)		6,604,775

Short-Term Investments—3.3%
Short-Term Investment Funds—3.3%
T. Rowe Price Government Reserve Fund
3.764% (e) (f)	37,723,685	37,723,685
Total Short-Term Investments (Cost $37,723,685)		37,723,685

Securities Lending Reinvestments (g)—18.3%
Short-Term Investment Funds—3.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 3.640% (f)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (f)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 3.670% (f)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (f)	7,000,000	7,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class 3.680% (f)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (f)	10,000,000	10,000,000
		41,000,000

Certificates of Deposit—0.7%
Bank of Montreal
4.090%, SOFR + 0.380%, 11/19/26 (h)	1,000,000	999,997
Commonwealth Bank of Australia
4.090%, SOFR + 0.380%, 04/13/26 (h)	1,000,000	1,000,343
Mizuho Bank Ltd.
3.990%, SOFR + 0.220%, 04/10/26 (h)	1,000,000	999,883
4.010%, SOFR + 0.240%, 01/13/26 (h)	2,000,000	2,000,008
Security Description	Principal Amount*	Value
Certificates of Deposit—(Continued)
Standard Chartered Bank
3.980%, SOFR + 0.270%, 05/07/26 (h)	1,000,000	$1,000,278
Sumitomo Mitsui Banking Corp.
3.940%, SOFR + 0.230%, 01/30/26 (h)	1,000,000	1,000,086
Toronto-Dominion Bank
4.060%, SOFR + 0.290%, 03/20/26 (h)	1,000,000	1,000,191
		8,000,786
Commercial Paper—0.2%
Ionic Funding LLC
4.110%, 01/05/26	2,500,000	2,498,640
Repurchase Agreements—13.4%
Bank of Montreal
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $6,001,257; collateralized by various Common Stock with an aggregate market value of $6,675,743	6,000,000	6,000,000
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $14,002,932; collateralized by various Common Stock with an aggregate market value of $15,591,460	14,000,000	14,000,000
Repurchase Agreement dated 12/31/25 at 3.850%, due on 01/02/26 with a maturity value of $20,004,278; collateralized by various Common Stock with an aggregate market value of $22,273,514	20,000,000	20,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/31/25 at 3.970%, due on 04/02/26 with a maturity value of $1,010,146; collateralized by various Common Stock with an aggregate market value of $1,113,819	1,000,000	1,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $5,573,601; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $5,685,073	5,572,415	5,572,415
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 4.130%, due on 07/06/26 with a maturity value of $8,171,624; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.000%, maturity dates ranging from 01/15/26 - 06/30/26, and various Common Stock with an aggregate market value of $8,321,001	8,000,000	8,000,000
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $25,005,431; collateralized by various Common Stock with an aggregate market value of $27,780,841	25,000,000	25,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $5,001,108; collateralized by various Common Stock with an aggregate market value of $5,564,792	5,000,000	5,000,000
See accompanying notes to financial statements.
BHFTI-487

Brighthouse Funds Trust I
T. Rowe Price Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (g)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $10,002,144; collateralized by various Common Stock with an aggregate market value of $11,112,321	10,000,000	$10,000,000
Repurchase Agreement dated 12/31/25 at 3.880%, due on 01/07/26 with a maturity value of $19,014,334; collateralized by various Common Stock with an aggregate market value of $21,131,525	19,000,000	19,000,000
Nomura Securities International, Inc.
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $10,002,128; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 05/15/26 - 11/15/55, and an aggregate market value of $10,202,171	10,000,000	10,000,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/25 at 3.910%, due on 02/04/26 with a maturity value of $3,011,404; collateralized by various Common Stock with an aggregate market value of $3,333,695	3,000,000	3,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $600,122; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $612,001	600,000	600,000
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $25,005,194; collateralized by various Common Stock with an aggregate market value of $27,505,715	25,000,000	25,000,000
		152,172,415
Time Deposits—0.4%
Banco Santander SA
3.620%, 01/02/26	1,000,000	1,000,000
First Abu Dhabi Bank USA NV
3.590%, 01/02/26	2,000,000	2,000,000
National Bank of Canada
3.710%, OBFR + 0.070% 01/07/26 (h)	2,000,000	2,000,000
		5,000,000
Total Securities Lending Reinvestments (Cost $208,671,558)		208,671,841
Total Investments—118.2% (Cost $1,144,728,437)		1,347,952,146
Other assets and liabilities (net)—(18.2)%		(207,502,332)
Net Assets—100.0%		$1,140,449,814

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2025, the market value of restricted securities was $7,912,832, which is 0.7% of net assets. See  details shown in the Restricted Securities table that follows.

(a)	Non-income producing security.
(b)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $261,884,245 and the collateral received consisted of cash in the amount of $208,647,297 and non-cash collateral with a value of $62,288,876. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2025, these securities represent 0.7% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Affiliated Issuer. (See the table that follows for a summary of transactions in affiliated issuers.)
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(h)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.
BHFTI-488

Brighthouse Funds Trust I
T. Rowe Price Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2025

Restricted Securities	Acquisition Date	Shares	Cost	Value
Bending Spoons SpA - Class C	10/28/25	14,584	$1,296,983	$1,308,057
Databricks, Inc. - Series H	08/31/21	11,738	862,557	2,230,220
Databricks, Inc. - Series I	09/14/23	4,164	306,054	791,160
Databricks, Inc. - Series J	12/17/24	7,056	652,680	1,340,640
Nuro, Inc. - Series D	10/29/21	37,838	788,760	578,543
Redwood Materials, Inc. - Series C	05/28/21	18,350	869,854	863,735
Sila Nanotechnologies, Inc. - Series F	01/07/21	43,934	1,813,279	800,477
				$7,912,832
Transactions in Securities of Affiliated Issuers
A summary of the Portfolio’s transactions in the securities of affiliated issuers for the year ended December 31, 2025 is as follows.
Security Description	Market Value December 31, 2024	Purchases	Sales	Ending Value as of December 31, 2025
T. Rowe Price Government Reserve Fund	$—	$60,842,074	$(23,118,389)	$37,723,685
T. Rowe Price Treasury Reserve Fund	27,755,595	186,834,674	(214,590,269)	—
	$27,755,595	$247,676,748	$(237,708,658)	$37,723,685

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2025
T. Rowe Price Government Reserve Fund	$230,891	37,723,685
T. Rowe Price Treasury Reserve Fund	1,414,518	—
	$1,645,409
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$414,615,640	$0	$558,459,361
The Portfolio engaged in security transactions with other accounts managed by T.  Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $180,503 in sales of investments, which are included above, and resulted in net realized losses of $110,496.
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(208,647,297)	$—	$—	$—	$(208,647,297)
Gross amount of recognized liabilities for securities lending transactions					$(208,647,297)
See accompanying notes to financial statements.
BHFTI-489

Brighthouse Funds Trust I
T. Rowe Price Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2025
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$26,873,595	$—	$—	$26,873,595
Biotechnology	70,083,076	—	—	70,083,076
Capital Markets	50,797,320	—	—	50,797,320
Commercial Services & Supplies	16,522,746	—	—	16,522,746
Construction & Engineering	6,246,488	—	—	6,246,488
Construction Materials	12,414,595	—	—	12,414,595
Consumer Staples Distribution & Retail	27,391,334	—	—	27,391,334
Containers & Packaging	18,417,205	—	—	18,417,205
Distributors	9,378,750	—	—	9,378,750
Diversified Consumer Services	12,457,031	—	—	12,457,031
Electronic Equipment, Instruments & Components	30,554,262	—	—	30,554,262
Energy Equipment & Services	16,426,688	—	—	16,426,688
Entertainment	27,987,554	—	—	27,987,554
Financial Services	12,730,645	—	—	12,730,645
Food Products	8,466,073	—	—	8,466,073
Ground Transportation	20,842,916	—	—	20,842,916
Health Care Equipment & Supplies	52,698,420	—	—	52,698,420
Health Care Providers & Services	28,591,667	—	—	28,591,667
Health Care Technology	17,157,681	—	—	17,157,681
Hotels, Restaurants & Leisure	130,644,600	—	—	130,644,600
Household Durables	4,922,842	—	—	4,922,842
Industrial Conglomerates	—	—	1,308,057	1,308,057
Insurance	30,514,141	—	—	30,514,141
Interactive Media & Services	9,293,414	—	—	9,293,414
IT Services	4,952,342	—	—	4,952,342
Life Sciences Tools & Services	61,535,537	—	—	61,535,537
Machinery	35,541,154	—	—	35,541,154
Media	15,945,588	—	—	15,945,588
Oil, Gas & Consumable Fuels	29,934,876	—	—	29,934,876
Pharmaceuticals	8,142,274	—	—	8,142,274
Professional Services	50,342,854	—	—	50,342,854
Real Estate Management & Development	4,772,897	—	—	4,772,897
Semiconductors & Semiconductor Equipment	69,446,319	—	—	69,446,319
Software	102,258,150	—	—	102,258,150
Specialty Retail	39,591,663	—	—	39,591,663
Technology Hardware, Storage & Peripherals	7,176,771	—	—	7,176,771
Textiles, Apparel & Luxury Goods	9,722,306	—	—	9,722,306
Trading Companies & Distributors	12,868,014	—	—	12,868,014
Total Common Stocks	1,093,643,788	—	1,308,057	1,094,951,845
Total Convertible Preferred Stocks*	—	—	6,604,775	6,604,775
Total Short-Term Investments*	37,723,685	—	—	37,723,685
Securities Lending Reinvestments
Short-Term Investment Funds	41,000,000	—	—	41,000,000
Certificates of Deposit	—	8,000,786	—	8,000,786
Commercial Paper	—	2,498,640	—	2,498,640
Repurchase Agreements	—	152,172,415	—	152,172,415
Time Deposits	—	5,000,000	—	5,000,000
Total Securities Lending Reinvestments	41,000,000	167,671,841	—	208,671,841
Total Investments	$1,172,367,473	$167,671,841	$7,912,832	$1,347,952,146
Collateral for Securities Loaned (Liability)	$—	$(208,647,297)	$—	$(208,647,297)

*	See Schedule of Investments for additional detailed categorizations.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2025 is not presented.
See accompanying notes to financial statements.
BHFTI-490

Brighthouse Funds Trust I
T. Rowe Price Mid Cap Growth Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$1,310,228,461
Affiliated investments at value (c)	37,723,685
Cash	1,300,000
Receivable for:
Investments sold	1,035,516
Fund shares sold	270,396
Dividends and interest	171,137
Dividends on affiliated investments	292,127
Prepaid expenses	4,148
Total Assets	1,351,025,470
Liabilities
Collateral for securities loaned	208,647,297
Payable for:
Affiliated investments purchased	132,029
Fund shares redeemed	458,638
Accrued Expenses:
Management fees	616,657
Distribution and service fees	169,752
Deferred trustees’ fees	250,955
Other expenses	300,328
Total Liabilities	210,575,656
Net Assets	$1,140,449,814
Net Assets Consist of:
Paid in surplus	$807,074,666
Distributable earnings (Accumulated losses)	333,375,148
Net Assets	$1,140,449,814
Net Assets
Class A	$347,256,642
Class B	780,080,430
Class E	13,112,742
Capital Shares Outstanding*
Class A	41,188,817
Class B	119,254,290
Class E	1,795,818
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.43
Class B	6.54
Class E	7.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,107,004,752.
(b)	Includes securities loaned at value of $261,884,245.
(c)	Identified cost of affiliated investments was $37,723,685.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$6,414,908
Dividends from affiliated investments	1,645,409
Securities lending income	323,116
Total investment income	8,383,433
Expenses
Management fees	8,734,534
Administration fees	65,684
Custodian and accounting fees	58,767
Distribution and service fees—Class B	2,004,592
Distribution and service fees—Class E	20,994
Audit and tax services	59,072
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	91,428
Insurance	10,425
Miscellaneous	18,547
Total expenses	11,174,628
Less management fee waiver	(1,422,890)
Net expenses	9,751,738
Net Investment Loss	(1,368,305)
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	133,795,229
Foreign currency transactions	3,895
Net realized gain (loss)	133,799,124
Net change in unrealized appreciation (depreciation) on investments	(91,173,495)
Net realized and unrealized gain (loss)	42,625,629
Net Increase (Decrease) in Net Assets From Operations	$41,257,324

(a)	Net of foreign withholding taxes of $29,659.
See accompanying notes to financial statements.
BHFTI-491

Brighthouse Funds Trust I
T. Rowe Price Mid Cap Growth Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,368,305)	$(1,235,823)
Net realized gain (loss)	133,799,124	190,705,716
Net change in unrealized appreciation (depreciation)	(91,173,495)	(70,480,684)
Increase (decrease) in net assets from operations	41,257,324	118,989,209
From Distributions to Shareholders
Class A	(48,651,060)	(36,554,020)
Class B	(140,137,222)	(97,950,038)
Class E	(2,224,791)	(1,628,728)
Total distributions	(191,013,073)	(136,132,786)
Increase (decrease) in net assets from capital share transactions	59,492,879	(72,338,768)
Total increase (decrease) in net assets	(90,262,870)	(89,482,345)
Net Assets
Beginning of period	1,230,712,684	1,320,195,029
End of period	$1,140,449,814	$1,230,712,684

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	1,127,350	$9,837,923	1,160,123	$10,952,188
Reinvestments	6,021,171	48,651,060	4,070,604	36,554,020
Redemptions	(4,715,706)	(41,375,605)	(8,185,784)	(78,955,127)
Net increase (decrease)	2,432,815	$17,113,378	(2,955,057)	$(31,448,919)
Class B
Sales	3,460,409	$23,815,345	2,173,840	$16,633,473
Reinvestments	22,314,844	140,137,222	13,473,183	97,950,038
Redemptions	(17,813,890)	(121,387,529)	(19,661,737)	(154,468,993)
Net increase (decrease)	7,961,363	$42,565,038	(4,014,714)	$(39,885,482)
Class E
Sales	28,734	$221,360	58,820	$516,133
Reinvestments	317,827	2,224,791	204,614	1,628,728
Redemptions	(349,858)	(2,631,688)	(369,341)	(3,149,228)
Net increase (decrease)	(3,297)	$(185,537)	(105,907)	$(1,004,367)
Increase (decrease) derived from capital shares transactions		$59,492,879		$(72,338,768)
See accompanying notes to financial statements.
BHFTI-492

Brighthouse Funds Trust I
T. Rowe Price Mid Cap Growth Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.44	$9.51	$8.32	$13.10	$12.48
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00 (b)	0.01	0.02	0.00 (b)	(0.04)
Net realized and unrealized gain (loss)	0.30	0.86	1.62	(2.99)	1.84
Total income (loss) from investment operations	0.30	0.87	1.64	(2.99)	1.80
Less Distributions
Distributions from net investment income	0.00	(0.02)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.31)	(0.92)	(0.45)	(1.79)	(1.18)
Total distributions	(1.31)	(0.94)	(0.45)	(1.79)	(1.18)
Net Asset Value, End of Period	$8.43	$9.44	$9.51	$8.32	$13.10
Total Return (%) (c)	3.75	9.59	20.11	(22.33)	15.15
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.78	0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (d) (e)	0.66	0.68	0.67	0.67	0.73
Ratio of net investment income (loss) to average net assets (%)	0.06	0.08	0.19	0.01	(0.27)
Portfolio turnover rate (%)	37	22	22	23	15
Net assets, end of period (in millions)	$347.3	$365.9	$396.8	$375.8	$522.8

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$7.64	$7.87	$6.97	$11.39	$11.02
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.01)	(0.00) (b)	(0.02)	(0.06)
Net realized and unrealized gain (loss)	0.22	0.70	1.35	(2.61)	1.61
Total income (loss) from investment operations	0.21	0.69	1.35	(2.63)	1.55
Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(1.31)	(0.92)	(0.45)	(1.79)	(1.18)
Total distributions	(1.31)	(0.92)	(0.45)	(1.79)	(1.18)
Net Asset Value, End of Period	$6.54	$7.64	$7.87	$6.97	$11.39
Total Return (%) (c)	3.42	9.31	19.84	(22.53)	14.87 (f)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.03	1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (d) (e)	0.91	0.93	0.92	0.92	0.98
Ratio of net investment income (loss) to average net assets (%)	(0.19)	(0.17)	(0.06)	(0.24)	(0.52)
Portfolio turnover rate (%)	37	22	22	23	15
Net assets, end of period (in millions)	$780.1	$849.8	$907.1	$843.5	$1,187.9
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTI-493

Brighthouse Funds Trust I
T. Rowe Price Mid Cap Growth Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.36	$8.53	$7.51	$12.08	$11.61
Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.01)	0.00 (b)	(0.01)	(0.05)
Net realized and unrealized gain (loss)	0.26	0.77	1.47	(2.77)	1.70
Total income (loss) from investment operations	0.25	0.76	1.47	(2.78)	1.65
Less Distributions
Distributions from net investment income	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.31)	(0.92)	(0.45)	(1.79)	(1.18)
Total distributions	(1.31)	(0.93)	(0.45)	(1.79)	(1.18)
Net Asset Value, End of Period	$7.30	$8.36	$8.53	$7.51	$12.08
Total Return (%) (c)	3.62	9.35	20.01	(22.50)	14.98
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.93	0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (d) (e)	0.81	0.83	0.82	0.82	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.09)	(0.07)	0.04	(0.14)	(0.42)
Portfolio turnover rate (%)	37	22	22	23	15
Net assets, end of period (in millions)	$13.1	$15.0	$16.3	$15.4	$24.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(d)
The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2025, 2024, 2023 and 2022; and 0.04% for the
year ended December 31, 2021 (see Note 6 of the Notes to Financial Statements).

(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.
BHFTI-494

Brighthouse Funds Trust I
TCW Core Fixed Income Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—34.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Collateralized Mortgage Obligations — 1.3%
Federal Home Loan Mortgage Corp. REMICS
3.000%, 04/15/48	524,792	$474,393
Federal Home Loan Mortgage Corp. STACR REMICS Trust
5.374%, SOFR30A + 1.500%, 10/25/41 (144A) (a)	2,399,956	2,406,790
Federal Home Loan Mortgage Corp. STRIPS
2.000%, 01/25/51 (b)	7,643,997	1,007,013
Federal National Mortgage Association Interest STRIPS
2.000%, 07/25/50 (b)	3,521,236	441,358
2.000%, 07/25/51 (b)	10,253,709	1,279,963
2.000%, 09/25/51 (b)	4,069,753	500,268
2.000%, 03/25/52 (b)	8,676,505	1,098,294
2.000%, 10/25/52 (b)	6,295,227	806,465
Federal National Mortgage Association REMICS
2.000%, 07/25/52 (b)	48,178,656	6,125,993
3.000%, 06/25/48	1,223,912	1,105,214
3.500%, 01/25/47	317,120	315,688
3.500%, 06/25/47	607,957	599,889
Government National Mortgage Association REMICS
3.500%, 09/20/48	986,728	924,152
		17,085,480
Agency Mortgage-Backed Securities — 33.1%
Federal Home Loan Mortgage Corp.
2.000%, 03/01/52	8,395,088	6,807,400
2.000%, 04/01/52	5,450,824	4,419,107
2.500%, 01/01/52	5,889,325	5,012,566
2.500%, 02/01/52	6,974,821	5,932,148
2.500%, 04/01/52	1,834,393	1,559,581
2.500%, 05/01/52	6,014,877	5,111,987
3.000%, 09/01/46	699,106	635,530
3.000%, 10/01/46	1,899,212	1,725,517
3.000%, 11/01/46	2,940,436	2,670,754
3.000%, 01/01/47	3,643,408	3,294,971
3.000%, 01/01/50	4,110,947	3,720,861
3.000%, 05/01/52	4,745,751	4,213,689
3.000%, 06/01/52	16,540,380	14,656,819
3.500%, 01/01/44	1,358,376	1,297,203
3.500%, 04/01/45	2,035,431	1,941,369
3.500%, 11/01/45	218,217	207,144
3.500%, 06/01/46	783,812	741,859
3.500%, 08/01/46	909,493	862,869
3.500%, 12/01/47	2,416,416	2,275,330
3.500%, 01/01/48	8,575,438	8,106,498
4.000%, 01/01/45	1,423,724	1,386,442
4.000%, 12/01/45	3,208,253	3,123,587
4.000%, 03/01/48	273,238	264,914
4.000%, 06/01/48	18,628	18,029
4.000%, 11/01/48	437,101	423,783
4.000%, 10/01/52	6,389,980	6,097,520
4.000%, 01/01/54	7,136,009	6,804,241
4.500%, 10/01/48	915,971	910,078
4.500%, 08/01/52	2,015,548	1,976,915
4.500%, 10/01/52	2,963,874	2,904,922
4.500%, 11/01/52	6,495,023	6,365,169
4.500%, 10/01/53	3,635,020	3,563,071
5.000%, 06/01/48	273,321	278,481
Security Description	Principal Amount*	Value
Agency Mortgage-Backed Securities—(Continued)
Federal Home Loan Mortgage Corp.
5.000%, 08/01/48	42,373	$43,060
5.000%, 10/01/48	506,604	513,874
Federal National Mortgage Association
2.000%, 08/01/40	1,810,048	1,608,790
2.000%, 11/01/40	240,696	211,560
2.000%, 07/01/41	2,937,391	2,565,908
2.000%, 10/01/50	1,538,473	1,256,018
2.000%, 02/01/51	4,998,268	4,067,462
2.000%, 03/01/51	7,704,781	6,278,992
2.000%, 12/01/51	12,310,369	9,991,403
2.000%, 03/01/52	6,248,870	5,066,105
2.000%, 04/01/52	9,777,335	8,004,109
2.000%, 10/01/52	12,089,790	9,777,658
2.500%, 01/01/51	2,396,182	2,028,114
2.500%, 05/01/51	7,025,800	6,060,168
2.500%, 12/01/51	7,195,459	6,192,062
2.500%, 01/01/52	572,347	488,145
2.500%, 02/01/52	7,360,133	6,262,123
2.500%, 03/01/52	5,642,221	4,782,940
3.000%, 07/01/45	5,541,376	5,082,997
3.000%, 09/01/49	2,953,020	2,672,157
3.000%, 10/01/49	835,041	734,932
3.500%, 01/01/44	1,745,353	1,657,621
3.500%, 01/01/48	2,043,292	1,921,244
3.500%, 02/01/48	983,433	926,211
4.000%, 08/01/42	237,688	231,431
4.000%, 06/01/47	517,266	500,194
4.000%, 10/01/52	6,777,200	6,457,879
4.000%, 11/01/52	6,832,855	6,516,563
4.000%, 02/01/53	6,113,852	5,825,970
4.500%, 02/01/46	871,379	869,776
4.500%, 05/01/48	2,486,889	2,464,152
4.500%, 08/01/48	437,577	432,274
4.500%, 09/01/52	5,166,684	5,064,451
4.500%, 12/01/52	9,516,510	9,326,257
4.500%, 02/01/53	10,487,206	10,289,858
5.000%, 05/01/53	2,441,675	2,447,700
5.000%, 06/01/53	3,597,981	3,605,561
5.000%, 11/01/53	5,343,108	5,346,928
5.500%, 07/01/53	2,227,025	2,265,239
5.500%, 08/01/53	8,321,017	8,461,878
Government National Mortgage Association
3.000%, 10/20/46	577,841	525,893
3.000%, 12/20/46	1,824,448	1,661,385
3.000%, 04/20/47	373,194	339,892
3.000%, 11/20/47	652,876	594,477
3.000%, 10/20/49	712,831	630,204
3.500%, 04/20/46	1,306,108	1,216,838
3.500%, 05/20/46	574,339	535,084
3.500%, 06/20/46	127,728	118,971
3.500%, 11/20/46	1,937,732	1,803,279
3.500%, 01/20/47	337,193	313,116
3.500%, 09/20/47	620,009	573,555
3.500%, 11/20/47	1,256,014	1,169,557
3.500%, 07/20/49	99,233	89,215
See accompanying notes to financial statements.
BHFTI-495

Brighthouse Funds Trust I
TCW Core Fixed Income Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value
Agency Mortgage-Backed Securities—(Continued)
Government National Mortgage Association
4.000%, 11/20/47	624,125	$600,969
4.000%, 12/20/47	573,982	552,583
4.000%, 03/20/48	409,355	393,942
4.000%, 10/20/48	823,540	791,488
4.000%, 10/20/52	6,558,868	6,239,217
4.500%, 02/20/47	1,207,917	1,203,231
4.500%, 06/20/47	1,821,987	1,813,513
4.500%, 10/20/52	6,589,711	6,466,339
4.500%, 10/20/54	4,538,598	4,425,509
5.000%, 06/20/47	900,468	919,909
5.000%, 09/20/47	479,565	489,924
5.500%, 02/20/54	3,845,499	3,890,193
Government National Mortgage Association, TBA
2.500%, TBA (c)	17,875,000	15,415,791
3.500%, TBA (c)	9,650,000	8,780,363
4.000%, TBA (c)	7,125,000	6,729,507
4.500%, TBA (c)	4,875,000	4,747,793
5.000%, TBA (c)	15,450,000	15,413,483
5.500%, TBA (c)	6,450,000	6,512,542
Uniform Mortgage-Backed Security, TBA
2.000%, TBA (c)	5,900,000	4,767,914
2.500%, TBA (c)	10,500,000	8,874,961
3.000%, TBA (c)	8,925,000	7,892,698
3.500% , TBA (c)	20,925,000	19,289,379
4.000%, TBA (c)	7,850,000	7,445,133
4.500%, TBA (c)	7,900,000	7,711,523
5.000%, TBA (c)	6,575,000	6,556,508
5.500%, TBA (c)	6,450,000	6,540,188
		431,646,184
Total Agency Sponsored Mortgage-Backed Securities (Cost $458,233,959)		448,731,664

U.S. Treasury & Government Agencies—30.7%
U.S. Treasury — 30.7%
U.S. Treasury Bonds
4.625%, 11/15/45 (d)	39,165,000	38,271,548
4.625%, 11/15/55 (d)	56,733,000	54,658,700
U.S. Treasury Notes
3.375%, 12/31/27	19,875,000	19,836,182
3.500%, 12/15/28 (d)	38,270,000	38,225,152
3.500%, 11/30/30 (d)	16,461,800	16,295,896
3.625%, 12/31/30	184,275,000	183,396,815
3.875%, 12/31/32	18,680,000	18,598,275
4.000%, 11/15/35 (d)	31,452,000	30,999,878
Total U.S. Treasury & Government Agencies (Cost $402,471,357)		400,282,446

Corporate Bonds & Notes—17.0%
Aerospace/Defense — 0.0%
Lockheed Martin Corp.
4.800%, 08/15/34	90,000	90,936
Security Description	Principal Amount*	Value

Agriculture — 0.1%
Japan Tobacco, Inc.
5.250%, 06/15/30 (144A)	1,835,000	$1,903,890
Airlines — 0.1%
United Airlines Pass-Through Trust
5.800%, 07/15/37	1,791,304	1,871,190
Auto Manufacturers — 0.2%
Volkswagen Group of America Finance LLC
5.650%, 03/25/32 (144A)	2,040,000	2,116,343
5.800%, 03/27/35 (144A) (d)	270,000	279,642
		2,395,985
Banks — 3.4%
Bank of America Corp.
1.658%, SOFR + 0.910%, 03/11/27 (a)	6,285,000	6,255,542
2.087%, SOFR + 1.060%, 06/14/29 (a) (d)	2,010,000	1,917,344
2.299%, SOFR + 1.220%, 07/21/32 (a) (d)	153,000	136,806
2.572%, SOFR + 1.210%, 10/20/32 (a)	415,000	374,290
3.970%, 3M TSFR + 1.332%, 03/05/29 (a)	990,000	988,390
Citibank NA
4.914%, 05/29/30 (d)	1,060,000	1,090,432
Citigroup, Inc.
1.462%, SOFR + 0.770%, 06/09/27 (a)	80,000	79,083
2.520%, SOFR + 1.177%, 11/03/32 (a)	160,000	143,344
3.057%, SOFR + 1.351%, 01/25/33 (a) (d)	80,000	73,285
5.333%, SOFR + 1.465%, 03/27/36 (a) (d)	250,000	255,737
Goldman Sachs Group, Inc.
1.431%, SOFR + 0.798%, 03/09/27 (a)	4,250,000	4,228,282
1.542%, SOFR + 0.818%, 09/10/27 (a)	1,372,000	1,347,961
1.948%, SOFR + 0.913%, 10/21/27 (a)	1,550,000	1,523,786
5.016%, SOFR + 1.420%, 10/23/35 (a) (d)	400,000	402,141
5.536%, SOFR + 1.380%, 01/28/36 (a) (d)	200,000	207,575
HSBC Holdings PLC
2.013%, SOFR + 1.732%, 09/22/28 (a)	895,000	863,786
4.755%, SOFR + 2.110%, 06/09/28 (a)	150,000	151,313
JPMorgan Chase & Co.
1.040%, 3M TSFR + 0.695%, 02/04/27 (a)	2,430,000	2,423,268
1.578%, SOFR + 0.885%, 04/22/27 (a) (d)	5,695,000	5,652,286
2.182%, SOFR + 1.890%, 06/01/28 (a)	580,000	565,627
2.580%, 3M TSFR + 1.250%, 04/22/32 (a) (d)	250,000	228,513
2.739%, 3M TSFR + 1.510%, 10/15/30 (a)	1,215,000	1,152,605
2.947%, SOFR + 1.170%, 02/24/28 (a)	1,250,000	1,234,755
4.946%, SOFR + 1.340%, 10/22/35 (a) (d)	955,000	964,415
5.502%, SOFR + 1.315%, 01/24/36 (a) (d)	90,000	94,061
Morgan Stanley
1.928%, SOFR + 1.020%, 04/28/32 (a)	300,000	263,207
2.239%, SOFR + 1.178%, 07/21/32 (a)	855,000	759,743
2.475%, SOFR + 1.000%, 01/21/28 (a)	1,275,000	1,253,970
2.511%, SOFR + 1.200%, 10/20/32 (a) (d)	670,000	600,895
5.587%, SOFR + 1.418%, 01/18/36 (a)	390,000	407,544
Morgan Stanley Bank NA
5.016%, SOFR + 0.906%, 01/12/29 (a) (d)	250,000	254,596
Morgan Stanley Private Bank NA
4.204%, SOFR + 0.780%, 11/17/28 (a)	200,000	200,625
See accompanying notes to financial statements.
BHFTI-496

Brighthouse Funds Trust I
TCW Core Fixed Income Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Banks—(Continued)
PNC Financial Services Group, Inc.
6.875%, SOFR + 2.284%, 10/20/34 (a)	20,000	$22,633
Santander U.K. Group Holdings PLC
2.469%, SOFR + 1.220%, 01/11/28 (a)	540,000	530,696
U.S. Bancorp
5.850%, SOFR + 2.090%, 10/21/33 (a) (d)	150,000	160,636
Wells Fargo & Co.
2.393%, SOFR + 2.100%, 06/02/28 (a)	4,590,000	4,484,861
4.897%, SOFR + 2.100%, 07/25/33 (a) (d)	1,265,000	1,284,677
5.211%, SOFR + 1.380%, 12/03/35 (a) (d)	265,000	270,706
5.244%, SOFR + 1.110%, 01/24/31 (a) (d)	925,000	957,856
5.574%, SOFR + 1.740%, 07/25/29 (a) (d)	610,000	631,885
		44,439,157
Beverages — 0.3%
Bacardi Ltd.
5.300%, 05/15/48 (144A)	605,000	538,497
Constellation Brands, Inc.
2.250%, 08/01/31 (d)	2,165,000	1,921,031
Diageo Investment Corp.
5.125%, 08/15/30	1,330,000	1,377,887
		3,837,415
Chemicals — 0.3%
International Flavors & Fragrances, Inc.
2.300%, 11/01/30 (144A) (d)	3,628,000	3,273,552
Commercial Services — 0.1%
Rollins, Inc.
5.250%, 02/24/35 (d)	1,585,000	1,617,120
Computers — 0.3%
Dell International LLC/EMC Corp.
4.500%, 02/15/31 (d)	2,615,000	2,611,268
5.000%, 04/01/30 (d)	1,245,000	1,275,850
		3,887,118
Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.000%, 10/29/28 (d)	2,195,000	2,128,028
5.750%, 06/06/28 (d)	455,000	471,096
American Express Co.
5.667%, SOFR + 1.790%, 04/25/36 (a)	1,215,000	1,282,876
Avolon Holdings Funding Ltd.
2.528%, 11/18/27 (144A)	560,000	542,903
		4,424,903
Electric — 2.9%
AEP Transmission Co. LLC
5.150%, 04/01/34	935,000	953,222
Alliant Energy Corp.
5.750%, 5Y H15 + 2.077%, 04/01/56 (a)	1,050,000	1,048,087
American Electric Power Co., Inc.
5.800%, 5Y H15 + 2.128%, 03/15/56 (a)	560,000	555,946
6.050%, 5Y H15 + 1.940%, 03/15/56 (a) (d)	2,330,000	2,289,295
Security Description	Principal Amount*	Value

Electric—(Continued)
Appalachian Power Co.
3.300%, 06/01/27 (d)	760,000	$752,743
Arizona Public Service Co.
5.700%, 08/15/34 (d)	2,595,000	2,727,942
CenterPoint Energy, Inc.
5.950%, 5Y H15 + 2.223%, 04/01/56 (a) (d)	1,265,000	1,274,647
Dominion Energy, Inc.
6.000%, 5Y H15 + 2.262%, 02/15/56 (a) (d)	800,000	803,690
6.200%, 5Y H15 + 2.006%, 02/15/56 (a)	1,405,000	1,405,957
Duke Energy Progress LLC
4.100%, 05/15/42 (d)	1,000,000	850,122
4.100%, 03/15/43	2,325,000	1,959,601
Entergy Corp.
6.100%, 5Y H15 + 2.013%, 06/15/56 (a)	1,570,000	1,567,564
Evergy Missouri West, Inc.
5.650%, 06/01/34 (144A) (d)	2,155,000	2,230,464
Eversource Energy
4.600%, 07/01/27 (d)	1,660,000	1,671,282
5.950%, 02/01/29 (d)	1,160,000	1,211,810
FirstEnergy Pennsylvania Electric Co.
3.250%, 03/15/28 (144A)	570,000	558,497
Florida Power & Light Co.
3.990%, 03/01/49 (d)	2,000,000	1,587,485
International Transmission Co.
4.625%, 08/15/43 (d)	2,500,000	2,238,248
MidAmerican Energy Co.
4.800%, 09/15/43	905,000	822,949
Oncor Electric Delivery Co. LLC
5.350%, 04/01/35 (144A) (d)	1,835,000	1,891,820
Public Service Co. of Colorado
5.250%, 04/01/53	1,545,000	1,437,513
Southern Co.
3.750%, 5Y H15 + 2.915%, 09/15/51 (a)	2,500,000	2,464,602
Southwestern Electric Power Co.
4.100%, 09/15/28 (d)	3,000,000	2,997,897
Trans-Allegheny Interstate Line Co.
5.000%, 01/15/31 (144A) (d)	2,500,000	2,568,159
		37,869,542
Food — 0.2%
JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL
3.000%, 05/15/32	25,000	22,442
6.500%, 12/01/52	810,000	835,053
6.750%, 03/15/34 (d)	1,051,000	1,161,145
Pilgrim's Pride Corp.
3.500%, 03/01/32 (d)	1,200,000	1,108,554
		3,127,194
Gas — 1.2%
Brooklyn Union Gas Co.
3.407%, 03/10/26 (144A)	2,500,000	2,496,781
CenterPoint Energy Resources Corp.
5.400%, 07/01/34 (d)	2,155,000	2,221,561
East Ohio Gas Co.
2.000%, 06/15/30 (144A) (d)	1,780,000	1,611,466
See accompanying notes to financial statements.
BHFTI-497

Brighthouse Funds Trust I
TCW Core Fixed Income Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Gas—(Continued)
KeySpan Gas East Corp.
3.586%, 01/18/52 (144A)	5,000,000	$3,330,759
Piedmont Natural Gas Co., Inc.
5.100%, 02/15/35 (d)	1,175,000	1,192,428
Southern Co. Gas Capital Corp.
3.250%, 06/15/26	4,000,000	3,985,768
Spire, Inc.
4.700%, 08/15/44	1,000,000	856,559
		15,695,322
Healthcare-Services — 1.9%
Centene Corp.
3.000%, 10/15/30	1,727,000	1,544,867
Cigna Group
3.400%, 03/15/51 (d)	739,000	513,464
5.250%, 01/15/36 (d)	2,710,000	2,758,796
CommonSpirit Health
2.782%, 10/01/30 (d)	870,000	809,633
3.347%, 10/01/29	110,000	106,300
Elevance Health, Inc.
5.000%, 01/15/36 (d)	1,970,000	1,958,100
5.200%, 02/15/35 (d)	1,905,000	1,945,846
Fresenius Medical Care U.S. Finance III, Inc.
1.875%, 12/01/26 (144A)	2,050,000	2,003,646
HCA, Inc.
5.250%, 06/15/26	805,000	805,627
5.875%, 02/01/29 (d)	2,000,000	2,084,196
Humana, Inc.
3.700%, 03/23/29 (d)	4,685,000	4,599,956
New York & Presbyterian Hospital
3.563%, 08/01/36 (d)	4,490,000	3,983,301
UnitedHealth Group, Inc.
5.625%, 07/15/54 (d)	1,600,000	1,569,308
		24,683,040
Insurance — 0.4%
Farmers Exchange Capital III
5.454%, 3M TSFR + 3.716%, 10/15/54 (144A) (a)	3,530,000	3,310,704
Farmers Insurance Exchange
4.747%, 11/01/57 (144A)	90,000	76,816
NLG Global Funding
4.350%, 09/15/30 (144A) (d)	2,000,000	1,973,676
		5,361,196
Internet — 0.6%
Amazon.com, Inc.
5.450%, 11/20/55	1,035,000	1,010,185
Meta Platforms, Inc.
5.625%, 11/15/55 (d)	4,178,000	4,009,923
Uber Technologies, Inc.
4.800%, 09/15/34 (d)	2,150,000	2,149,378
		7,169,486
Security Description	Principal Amount*	Value

Lodging — 0.1%
Las Vegas Sands Corp.
6.000%, 06/14/30	1,220,000	$1,278,445
Media — 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.900%, 06/01/52	1,315,000	848,732
5.850%, 12/01/35 (d)	1,600,000	1,596,119
Time Warner Cable LLC
4.500%, 09/15/42	20,000	15,380
5.500%, 09/01/41	430,000	377,391
5.875%, 11/15/40	1,850,000	1,711,904
		4,549,526
Oil & Gas — 0.0%
Petroleos Mexicanos
6.750%, 09/21/47	647,000	531,966
Packaging & Containers — 0.7%
Amcor Finance USA, Inc.
3.625%, 04/28/26 (d)	2,625,000	2,619,914
Amcor Flexibles North America, Inc.
5.500%, 03/17/35 (d)	1,680,000	1,735,331
Berry Global, Inc.
1.570%, 01/15/26	1,587,000	1,585,411
1.650%, 01/15/27 (d)	2,631,000	2,561,341
		8,501,997
Pharmaceuticals — 0.7%
Bayer U.S. Finance II LLC
4.375%, 12/15/28 (144A)	2,776,000	2,779,042
4.400%, 07/15/44 (144A) (d)	1,205,000	972,176
4.625%, 06/25/38 (144A) (d)	1,250,000	1,144,843
4.875%, 06/25/48 (144A) (d)	355,000	301,506
CVS Health Corp.
4.780%, 03/25/38	305,000	287,893
5.050%, 03/25/48	2,555,000	2,252,360
5.125%, 07/20/45	538,000	485,710
Johnson & Johnson
5.000%, 03/01/35	1,175,000	1,223,282
		9,446,812
Pipelines — 0.0%
TransCanada PipeLines Ltd.
4.625%, 03/01/34 (d)	145,000	141,239
Real Estate Investment Trusts — 1.1%
American Assets Trust LP
3.375%, 02/01/31	1,950,000	1,777,095
American Homes 4 Rent LP
2.375%, 07/15/31 (d)	975,000	871,556
American Tower Corp.
2.300%, 09/15/31	2,404,000	2,135,234
2.700%, 04/15/31 (d)	1,396,000	1,281,814
5.550%, 07/15/33	710,000	743,463
See accompanying notes to financial statements.
BHFTI-498

Brighthouse Funds Trust I
TCW Core Fixed Income Portfolio
Schedule of Investments as of December 31, 2025
Corporate Bonds & Notes—(Continued)
Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Extra Space Storage LP
2.400%, 10/15/31	349,000	$310,126
3.900%, 04/01/29 (d)	320,000	316,214
GLP Capital LP/GLP Financing II, Inc.
4.000%, 01/15/31	60,000	57,470
5.750%, 06/01/28	2,000,000	2,052,084
Healthcare Realty Holdings LP
3.500%, 08/01/26	2,399,000	2,386,057
Hudson Pacific Properties LP
3.250%, 01/15/30 (d)	759,000	640,541
3.950%, 11/01/27	24,000	23,010
4.650%, 04/01/29	4,000	3,697
Invitation Homes Operating Partnership LP
2.000%, 08/15/31 (d)	964,000	842,005
LXP Industrial Trust
6.750%, 11/15/28	102,000	108,243
VICI Properties LP/VICI Note Co., Inc.
3.875%, 02/15/29 (144A)	450,000	441,253
4.125%, 08/15/30 (144A)	57,000	55,272
		14,045,134
Retail — 0.2%
McDonald's Corp.
4.950%, 03/03/35	1,850,000	1,871,180
Starbucks Corp.
5.400%, 05/15/35 (d)	345,000	358,804
		2,229,984
Semiconductors — 0.1%
Foundry JV Holdco LLC
5.500%, 01/25/31 (144A)	105,000	108,380
Intel Corp.
2.000%, 08/12/31 (d)	765,000	670,871
3.250%, 11/15/49	905,000	578,152
3.734%, 12/08/47 (d)	195,000	138,761
4.900%, 08/05/52	160,000	132,539
		1,628,703
Software — 0.8%
Fiserv, Inc.
5.250%, 08/11/35 (d)	1,645,000	1,641,316
5.450%, 03/15/34 (d)	775,000	785,786
5.625%, 08/21/33	610,000	629,009
Open Text Corp.
6.900%, 12/01/27 (144A) (d)	2,060,000	2,143,050
Oracle Corp.
3.600%, 04/01/50	745,000	464,069
3.800%, 11/15/37	500,000	403,671
3.950%, 03/25/51	1,745,000	1,148,139
4.800%, 08/03/28 (d)	970,000	974,829
5.875%, 09/26/45 (d)	580,000	523,812
Paychex, Inc.
5.350%, 04/15/32	1,370,000	1,418,754
		10,132,435
Security Description	Principal Amount*	Value

Telecommunications — 0.6%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
5.152%, 09/20/29 (144A)	742,500	$748,856
T-Mobile USA, Inc.
3.500%, 04/15/31	4,000,000	3,824,241
3.750%, 04/15/27	2,145,000	2,138,261
4.950%, 11/15/35 (d)	620,000	616,405
		7,327,763
Total Corporate Bonds & Notes (Cost $225,331,914)		221,461,050

Non-Agency Mortgage-Backed Securities—10.4%
Collateralized Mortgage Obligations — 5.4%
Angel Oak Mortgage Trust
3.353%, 01/25/67 (144A) (a)	5,435,769	5,205,784
CIM Trust
1.951%, 06/25/57 (144A) (a)	3,031,090	2,831,871
2.000%, 05/01/61 (144A) (a)	3,775,602	3,523,287
2.000%, 08/25/61 (144A) (a)	3,494,377	3,111,814
3.000%, 10/25/59 (144A) (a)	3,068,903	2,887,899
5.400%, 04/25/62 (144A) (a)	5,283,125	5,262,881
Cross Mortgage Trust
4.968%, 01/25/71 (144A) (a)	2,080,000	2,079,890
5.003%, 11/25/70 (144A) (a)	3,185,028	3,191,189
CSMC Trust
3.850%, 09/25/57 (144A) (a)	3,000,235	2,905,587
4.547%, 05/25/67 (144A) (a)	2,995,414	2,985,471
GCAT Trust
6.000%, 05/25/55 (144A) (a)	3,531,112	3,596,219
GS Mortgage-Backed Securities Trust
5.500%, 11/25/55 (144A) (a)	3,111,538	3,130,122
5.500%, 12/25/55 (144A) (a)	2,974,551	2,989,748
JP Morgan Mortgage Trust
2.500%, 12/25/51 (144A) (a)	4,502,386	4,233,486
2.500%, 06/25/52 (144A) (a)	8,114,415	7,294,763
5.500%, 06/25/55 (144A) (a)	1,944,389	1,955,078
Morgan Stanley Residential Mortgage Loan Trust
4.984%, 09/25/70 (144A) (e)	2,696,647	2,699,034
PHH Alternative Mortgage Trust
4.446%, 1M TSFR + 0.714%, 07/25/37 (a)	2,233,605	2,190,972
PRKCM Trust
4.100%, 04/25/57 (144A) (a)	4,776,609	4,768,644
WaMu Mortgage Pass-Through Certificates Trust
4.426%, 1M TSFR + 0.694%, 10/25/45 (a)	1,102,207	1,071,589
5.444%, 06/25/34 (a)	1,789,614	1,745,406
		69,660,734
Commercial Mortgage-Backed Securities — 5.0%
ALA Trust
5.494%, 1M TSFR + 1.743%, 06/15/40 (144A) (a)	3,100,000	3,111,619
5.594%, 1M TSFR + 1.842%, 06/15/40 (144A) (a)	2,550,000	2,556,372
Arbor Realty Commercial Real Estate Notes LLC
5.567%, 1M TSFR + 1.833%, 01/20/43 (144A) (a)	2,513,000	2,516,142
See accompanying notes to financial statements.
BHFTI-499

Brighthouse Funds Trust I
TCW Core Fixed Income Portfolio
Schedule of Investments as of December 31, 2025
Non-Agency Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
BAMLL Commercial Mortgage Securities Trust
4.091%, 08/10/38 (144A) (a)	3,265,000	$3,200,232
Bank
4.493%, 06/15/55 (a)	4,231,000	4,154,219
BPR Mortgage Trust
7.497%, 12/05/39 (144A)	3,150,000	3,266,632
BX Trust
3.202%, 12/09/41 (144A)	895,000	849,678
Century Plaza Towers
2.865%, 11/13/39 (144A)	2,930,000	2,719,769
CSAIL Commercial Mortgage Trust
2.561%, 03/15/53	3,384,500	3,092,004
DBC Mortgage Trust
5.351%, 1M TSFR + 1.600%, 11/15/42 (144A) (a)	3,150,000	3,154,090
DC Office Trust
2.965%, 09/15/45 (144A)	1,850,000	1,678,566
DGWD Trust
5.550%, 1M TSFR + 1.800%, 08/15/35 (144A) (a)	3,050,000	3,051,253
Hudson Yards Mortgage Trust
2.943%, 12/10/41 (144A) (a)	1,850,000	1,743,732
3.228%, 07/10/39 (144A)	1,875,000	1,794,534
JP Morgan Chase Commercial Mortgage Securities Trust
3.397%, 06/05/39 (144A)	2,000,000	1,893,412
LCCM Trust
3.551%, 07/12/50 (144A)	2,834,000	2,795,663
NY Commercial Mortgage Trust
5.928%, 02/10/47 (144A) (a)	2,350,000	2,448,540
NYC Commercial Mortgage Trust
5.833%, 06/10/42 (144A)	2,189,000	2,241,065
One Bryant Park Trust
2.516%, 09/15/54 (144A)	2,390,000	2,218,458
SCG Commercial Mortgage Trust
5.500%, 1M TSFR + 1.750%, 08/15/42 (144A) (a)	2,250,000	2,252,788
SCG Trust
5.400%, 1M TSFR + 1.650%, 09/15/42 (144A) (a)	3,275,000	3,281,689
SFAVE Commercial Mortgage Securities Trust
3.872%, 01/05/43 (144A) (a)	2,219,000	1,901,071
4.144%, 01/05/43 (144A) (a)	110,000	94,879
SMRT Commercial Mortgage Trust
7.101%, 1M TSFR + 3.350%, 01/15/39 (144A) (a)	3,500,000	3,447,630
TRTX Issuer Ltd.
5.784%, 1M TSFR + 1.700%, 06/18/43 (144A) (a)	2,600,000	2,599,997
VTR Commercial Mortgage Trust
5.326%, 10/13/39 (144A) (a)	3,265,000	3,272,386
		65,336,420
Total Non-Agency Mortgage-Backed Securities (Cost $137,327,153)		134,997,154

Asset-Backed Securities—8.9%
Asset-Backed - Home Equity — 1.2%
COOPR Residential Mortgage Trust
5.040%, 11/25/60 (144A) (e)	3,263,051	3,268,920
FIGRE Trust
5.053%, 11/25/55 (144A) (e)	3,000,000	3,005,306
Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
New Century Home Equity Loan Trust
4.626%, 1M TSFR + 0.894%, 08/25/34 (a)	3,875,015	$3,772,764
Soundview Home Loan Trust
4.056%, 1M TSFR + 0.324%, 06/25/37 (a)	8,695,107	5,845,836
		15,892,826
Asset-Backed - Other — 6.6%
Aligned Data Centers Issuer LLC
1.937%, 08/15/46 (144A)	1,940,000	1,905,247
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass- Through Certificates
4.596%, 1M TSFR + 0.864%, 01/25/36 (a)	2,756,012	2,726,074
Apidos CLO XXV Ltd.
5.024%, 3M TSFR + 1.140%, 01/20/37 (144A) (a)	2,610,000	2,609,110
Buttermilk Park CLO Ltd.
5.275%, 3M TSFR + 1.370%, 10/15/31 (144A) (a)	4,600,000	4,593,592
Carrington Mortgage Loan Trust
3.986%, 1M TSFR + 0.254%, 12/25/36 (a)	3,519,053	3,472,994
CIFC Funding Ltd.
4.872%, 3M TSFR + 0.990%, 01/17/35 (144A) (a)	3,160,000	3,163,125
Cloud Capital Holdco LP
5.781%, 11/22/49 (144A)	2,610,000	2,629,003
Clover CLO LLC
5.414%, 3M TSFR + 1.530%, 04/20/37 (144A) (a)	5,000,000	5,005,025
Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC
6.000%, 05/20/55 (144A)	1,105,000	1,130,690
Countrywide Asset-Backed Certificates Trust
5.196%, 1M TSFR + 1.464%, 08/25/47 (a)	5,146,182	4,900,609
CyrusOne Data Centers Issuer I LLC
4.760%, 03/22/49 (144A)	3,380,000	3,330,092
Dryden 72 CLO Ltd.
4.952%, 3M TSFR + 1.100%, 05/15/32 (144A) (a)	2,223,767	2,226,555
Dryden 95 CLO Ltd.
5.489%, 3M TSFR + 1.600%, 08/20/34 (144A) (a)	3,220,000	3,222,145
Dryden XXVI Senior Loan Fund
5.066%, 3M TSFR + 1.162%, 04/15/29 (144A) (a)	135,618	135,582
Flexential Issuer
3.250%, 11/27/51 (144A)	2,172,800	2,141,339
Galaxy XXII CLO Ltd.
5.134%, 3M TSFR + 1.240%, 04/16/34 (144A) (a)	3,000,000	3,000,030
Gracie Point International Funding LLC
5.525%, SOFR30A + 1.500%, 08/15/28 (144A) (a)	1,935,000	1,938,145
HPS Loan Management Ltd.
4.970%, 3M TSFR + 1.110%, 01/23/35 (144A) (a)	3,455,000	3,454,686
JP Morgan Mortgage Acquisition Trust
4.371%, 1M TSFR + 0.639%, 01/25/37 (a)	8,307,000	7,865,521
LCM 37 Ltd.
4.965%, 3M TSFR + 1.060%, 04/15/34 (144A) (a)	3,294,985	3,292,009
Octagon 57 Ltd.
4.962%, 3M TSFR + 1.070%, 10/15/34 (144A) (a)	3,300,000	3,300,026
Palmer Square Loan Funding Ltd.
5.305%, 3M TSFR + 1.400%, 04/15/31 (144A) (a)	3,600,000	3,603,704
Park Avenue Institutional Advisers CLO Ltd.
4.923%, 3M TSFR + 1.070%, 02/14/34 (144A) (a)	2,700,000	2,700,022
4.994%, 3M TSFR + 1.110%, 01/20/34 (144A) (a)	2,800,000	2,798,642
See accompanying notes to financial statements.
BHFTI-500

Brighthouse Funds Trust I
TCW Core Fixed Income Portfolio
Schedule of Investments as of December 31, 2025
Asset-Backed Securities—(Continued)
Foreign Government—0.1%
Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Rockford Tower CLO Ltd.
5.019%, 3M TSFR + 1.130%, 08/20/32 (144A) (a)	2,238,654	$2,241,190
5.336%, 3M TSFR + 1.452%, 10/20/30 (144A) (a)	516,425	516,300
RR 26 Ltd.
5.025%, 3M TSFR + 1.120%, 04/15/38 (144A) (a)	2,100,000	2,096,720
Structured Asset Investment Loan Trust
4.646%, 1M TSFR + 0.914%, 07/25/34 (a)	941,223	970,539
TIF Funding II LLC
2.090%, 08/20/45 (144A)	3,767,841	3,607,525
Vantage Data Centers Issuer LLC
2.165%, 10/15/46 (144A)	2,015,000	1,973,958
		86,550,199
Asset-Backed - Student Loan — 1.1%
Navient Student Loan Trust
5.489%, SOFR30A + 1.614%, 10/25/58 (a)	2,470,000	2,370,571
SLM Student Loan Trust
4.905%, SOFR90A + 0.592%, 01/25/28 (a)	861,194	852,591
4.945%, SOFR90A + 0.632%, 01/25/40 (a)	1,852,518	1,745,901
5.594%, SOFR90A + 1.462%, 12/15/33 (144A) (a)	1,809,532	1,789,444
5.789%, SOFR30A + 1.914%, 09/25/43 (a)	5,800,000	5,573,360
Wachovia Student Loan Trust
4.745%, SOFR90A + 0.432%, 04/25/40 (144A) (a)	1,838,879	1,810,367
		14,142,234
Total Asset-Backed Securities (Cost $116,013,231)		116,585,259

Municipals—0.8%
City of New York, General Obligation Unlimited
5.968%, 03/01/36	1,750,000	1,840,466
County of Miami-Dade Aviation Revenue
3.555%, 10/01/34	600,000	554,421
Lamar Consolidated Independent School District, General Obligation Unlimited
5.000%, 02/15/58	625,000	643,510
New York City Transitional Finance Authority Future Tax Secured Revenue
4.200%, 11/01/30	1,250,000	1,255,497
5.267%, 05/01/27	2,150,000	2,182,823
New York State Thruway Authority
5.000%, 03/15/53	835,000	856,481
5.000%, 03/15/59	1,765,000	1,815,838
Pasadena Independent School District, General Obligation Unlimited
4.250%, 02/15/53	5,000	4,851
Regents of the University of California Medical Center Pooled Revenue
3.256%, 05/15/60	1,420,000	920,572
Salado Independent School District, General Obligation Unlimited
4.750%, 02/15/50	610,000	624,438
Total Municipals (Cost $11,324,716)		10,698,897

Security Description	Principal Amount*/ Shares	Value

Sovereign — 0.1%
Israel Government International Bonds
5.375%, 02/19/30 (d) (Cost $843,863)	850,000	$879,171

Short-Term Investments—7.9%
Short-Term Investment Funds—7.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class
3.680% (f)	102,577,736	102,577,736
Total Short-Term Investments (Cost $102,577,736)		102,577,736

Securities Lending Reinvestments (g)—7.4%
Short-Term Investment Funds—0.8%
Allspring Government Money Market Fund, Select Class 3.710% (f)	1,000,000	1,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 3.640% (f)	2,000,000	2,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (f)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (f)	1,000,000	1,000,000
Invesco STIT-Government & Agency Portfolio, Institutional Class 3.680% (f)	1,000,000	1,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (f)	5,000,000	5,000,000
		11,000,000

Certificates of Deposit—0.4%
Commonwealth Bank of Australia
4.090%, SOFR + 0.380%, 04/13/26 (a)	3,000,000	3,001,029
Mizuho Bank Ltd.
3.990%, SOFR + 0.220%, 04/10/26 (a)	1,000,000	999,883
Toronto-Dominion Bank
4.060%, SOFR + 0.290%, 03/20/26 (a)	1,000,000	1,000,191
		5,001,103
Commercial Paper—0.2%
Ionic Funding LLC
4.110%, 01/05/26	2,500,000	2,498,640
Repurchase Agreements—5.8%
Bank of Montreal
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $4,000,838; collateralized by various Common Stock with an aggregate market value of $4,450,495	4,000,000	4,000,000
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $5,001,047; collateralized by various Common Stock with an aggregate market value of $5,568,379	5,000,000	5,000,000
See accompanying notes to financial statements.
BHFTI-501

Brighthouse Funds Trust I
TCW Core Fixed Income Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (g)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.850%, due on 01/02/26 with a maturity value of $10,002,139; collateralized by various Common Stock with an aggregate market value of $11,136,757	10,000,000	$10,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/31/25 at 3.970%, due on 04/02/26 with a maturity value of $1,010,146; collateralized by various Common Stock with an aggregate market value of $1,113,819	1,000,000	1,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $2,837,551; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $2,894,302	2,836,947	2,836,947
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 4.130%, due on 07/06/26 with a maturity value of $5,107,265; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.000%, maturity dates ranging from 01/15/26 - 06/30/26, and various Common Stock with an aggregate market value of $5,200,625	5,000,000	5,000,000
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $9,001,955; collateralized by various Common Stock with an aggregate market value of $10,001,103	9,000,000	9,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $5,001,108; collateralized by various Common Stock with an aggregate market value of $5,564,792	5,000,000	5,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $5,001,072; collateralized by various Common Stock with an aggregate market value of $5,556,161	5,000,000	5,000,000
Repurchase Agreement dated 12/31/25 at 3.880%, due on 01/07/26 with a maturity value of $10,007,544; collateralized by various Common Stock with an aggregate market value of $11,121,855	10,000,000	10,000,000
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $300,061; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $306,000	300,000	300,000
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $18,003,740; collateralized by various Common Stock with an aggregate market value of $19,804,115	18,000,000	18,000,000
		75,136,947
Security Description	Principal Amount*	Value
Time Deposits—0.2%
Banco Santander SA
3.620%, 01/02/26	2,000,000	$2,000,000
First Abu Dhabi Bank USA NV
3.590%, 01/02/26	1,000,000	1,000,000
		3,000,000
Total Securities Lending Reinvestments (Cost $96,636,091)		96,636,690
Total Investments—117.6% (Cost $1,550,760,020)		1,532,850,067
Other assets and liabilities (net)—(17.6)%		(229,484,118)
Net Assets—100.0%		$1,303,365,949

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(b)	Interest only security.
(c)
TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

(d)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $178,045,320 and the collateral received consisted of cash in the amount of $96,611,830 and non-cash collateral with a value of $87,403,113. The cash collateral investments are disclosed in the Schedule of Investments and categorized as
Securities Lending Reinvestments. The non-cash collateral received consists of U.S.
government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(e)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$241,040,246, which is 18.5% of net assets.

See accompanying notes to financial statements.
BHFTI-502

Brighthouse Funds Trust I
TCW Core Fixed Income Portfolio
Schedule of Investments as of December 31, 2025
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$6,040,176,088	$239,168,607	$6 ,191,339,723	$168,061,723
Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2025 were as follows:
Purchases	Sales
$1,777,686,567	$1,807,677,299
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(43,312,805)	$—	$—	$—	$(43,312,805)
U.S. Treasury & Government Agencies	(53,299,025)	—	—	—	(53,299,025)
Total Borrowings	$(96,611,830)	$—	$—	$—	$(96,611,830)
Gross amount of recognized liabilities for securities lending transactions					$(96,611,830)
Investments in Derivative Instruments
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/20/26	40	USD	4,623,750	$(22,026)
U.S. Treasury Note 2 Year Futures	03/31/26	1,120	USD	233,843,750	184,356
U.S. Treasury Note 5 Year Futures	03/31/26	188	USD	20,549,281	(658)
U.S. Treasury Ultra Long Bond Futures	03/20/26	193	USD	22,774,000	(361,246)
Net Unrealized Depreciation					$(199,574)
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$184,356	Unrealized depreciation on futures contracts (a)	$383,930

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

See accompanying notes to financial statements.
BHFTI-503

Brighthouse Funds Trust I
TCW Core Fixed Income Portfolio
Schedule of Investments as of December 31, 2025
The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$3,465,607
Swap contracts	980,623
$4,446,230

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(405,316)
Swap contracts	(797,545)
$(1,202,861)
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$350,941,771
Futures contracts short	(10,310,573)
Swap contracts	10,830,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Agency Sponsored Mortgage-Backed Securities*	$—	$448,731,664	$—	$448,731,664
Total U.S. Treasury & Government Agencies*	—	400,282,446	—	400,282,446
Total Corporate Bonds & Notes*	—	221,461,050	—	221,461,050
Total Non-Agency Mortgage-Backed Securities*	—	134,997,154	—	134,997,154
Total Asset-Backed Securities*	—	116,585,259	—	116,585,259
Total Municipals*	—	10,698,897	—	10,698,897
Total Foreign Government*	—	879,171	—	879,171
Total Short-Term Investments*	102,577,736	—	—	102,577,736
Securities Lending Reinvestments
Short-Term Investment Funds	11,000,000	—	—	11,000,000
Certificates of Deposit	—	5,001,103	—	5,001,103
Commercial Paper	—	2,498,640	—	2,498,640
Repurchase Agreements	—	75,136,947	—	75,136,947
Time Deposits	—	3,000,000	—	3,000,000
Total Securities Lending Reinvestments	11,000,000	85,636,690	—	96,636,690
Total Investments	$113,577,736	$1,419,272,331	$—	$1,532,850,067
Collateral for Securities Loaned (Liability)	$—	$(96,611,830)	$—	$(96,611,830)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$184,356	$—	$—	$184,356
Futures Contracts (Unrealized Depreciation)	(383,930)	—	—	(383,930)
Total Futures Contracts	$(199,574)	$—	$—	$(199,574)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-504

Brighthouse Funds Trust I
TCW Core Fixed Income Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$1,532,850,067
Cash collateral (c)	2,735,000
Receivable for:
Investments sold	5,853,604
TBA securities sold	19,758,732
Principal paydowns	7
Dividends and interest	6,291,200
Prepaid expenses	4,425
Total Assets	1,567,493,035
Liabilities
Cash collateral for TBA transactions	260,000
Collateral for securities loaned	96,611,830
Payable for:
Investments purchased	19,424,389
TBA securities purchased	146,534,614
Fund shares redeemed	120,268
Variation margin on futures contracts	181,961
Accrued Expenses:
Management fees	476,911
Distribution and service fees	51
Deferred trustees’ fees	193,856
Other expenses	323,206
Total Liabilities	264,127,086
Net Assets	$1,303,365,949
Net Assets Consist of:
Paid in surplus	$1,533,193,786
Distributable earnings (Accumulated losses)	(229,827,837)
Net Assets	$1,303,365,949
Net Assets
Class A	$1,303,123,199
Class B	242,750
Capital Shares Outstanding*
Class A	147,727,805
Class B	27,544
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.82
Class B	8.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,550,760,020.
(b)	Includes securities loaned at value of $178,045,320.
(c)	Includes collateral of $2,730,000 for future contracts and $5,000 for TBA securities.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends	$4,326,441
Interest	51,355,378
Securities lending income	420,517
Total investment income	56,102,336
Expenses
Management fees	6,980,267
Administration fees	77,401
Custodian and accounting fees	87,874
Distribution and service fees—Class B	780
Audit and tax services	74,132
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	27,756
Insurance	11,394
Miscellaneous	24,467
Total expenses	7,394,656
Less management fee waiver	(1,503,709)
Net expenses	5,890,947
Net Investment Income	50,211,389
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(712,609)
Futures contracts	3,465,607
Swap contracts	980,623
Net realized gain (loss)	3,733,621
Net change in unrealized appreciation (depreciation) on:
Investments	40,152,596
Futures contracts	(405,316)
Swap contracts	(797,545)
Net change in unrealized appreciation (depreciation)	38,949,735
Net realized and unrealized gain (loss)	42,683,356
Net Increase (Decrease) in Net Assets From Operations	$92,894,745
See accompanying notes to financial statements.
BHFTI-505

Brighthouse Funds Trust I
TCW Core Fixed Income Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$50,211,389	$57,739,195
Net realized gain (loss)	3,733,621	(11,399,296)
Net change in unrealized appreciation (depreciation)	38,949,735	(31,653,342)
Increase (decrease) in net assets from operations	92,894,745	14,686,557
From Distributions to Shareholders
Class A	(58,967,379)	(60,013,095)
Class B	(10,451)	(25,360)
Total distributions	(58,977,830)	(60,038,455)
Increase (decrease) in net assets from capital share transactions	3,922,120	(161,400,169)
Total increase (decrease) in net assets	37,839,035	(206,752,067)
Net Assets
Beginning of period	1,265,526,914	1,472,278,981
End of period	$1,303,365,949	$1,265,526,914

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	5,698,820	$49,742,988	733,675	$6,395,566
Reinvestments	6,986,656	58,967,379	7,093,746	60,013,095
Redemptions	(11,868,512)	(104,416,027)	(26,214,492)	(228,144,113)
Net increase (decrease)	816,964	$4,294,340	(18,387,071)	$(161,735,452)
Class B
Sales	1,937	$16,783	45,005	$392,112
Reinvestments	1,234	10,451	2,994	25,360
Redemptions	(45,285)	(399,454)	(9,431)	(82,189)
Net increase (decrease)	(42,114)	$(372,220)	38,568	$335,283
Increase (decrease) derived from capital shares transactions		$3,922,120		$(161,400,169)
See accompanying notes to financial statements.
BHFTI-506

Brighthouse Funds Trust I
TCW Core Fixed Income Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.61	$8.91	$8.68	$10.27	$11.10
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.34	0.35	0.34	0.23	0.12
Net realized and unrealized gain (loss)	0.29	(0.28)	0.16	(1.68)	(0.26)
Total income (loss) from investment operations	0.63	0.07	0.50	(1.45)	(0.14)
Less Distributions
Distributions from net investment income	(0.42)	(0.37)	(0.27)	(0.14)	(0.19)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.50)
Total distributions	(0.42)	(0.37)	(0.27)	(0.14)	(0.69)
Net Asset Value, End of Period	$8.82	$8.61	$8.91	$8.68	$10.27
Total Return (%) (b)	7.55	0.81	5.92	(14.12)	(1.19)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.57
Net ratio of expenses to average net assets (%) (c)	0.46	0.46	0.46	0.45	0.44
Ratio of net investment income (loss) to average net assets (%)	3.96	4.06	3.96	2.52	1.12
Portfolio turnover rate (%)	461 (d)	525 (d)	453 (d)	449 (d)	454 (d)
Net assets, end of period (in millions)	$1,303.1	$1,264.9	$1,472.0	$1,504.7	$2,034.1

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.61	$8.91	$8.68	$10.27	$11.07
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.33	0.32	0.21	0.09
Net realized and unrealized gain (loss)	0.25	(0.27)	0.16	(1.68)	(0.24)
Total income (loss) from investment operations	0.57	0.06	0.48	(1.47)	(0.15)
Less Distributions
Distributions from net investment income	(0.37)	(0.36)	(0.25)	(0.12)	(0.15)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.50)
Total distributions	(0.37)	(0.36)	(0.25)	(0.12)	(0.65)
Net Asset Value, End of Period	$8.81	$8.61	$8.91	$8.68	$10.27
Total Return (%) (b)	6.82	0.71	5.61	(14.37)	(1.34)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.83	0.83	0.82
Net ratio of expenses to average net assets (%) (c)	0.71	0.71	0.71	0.70	0.69
Ratio of net investment income (loss) to average net assets (%)	3.72	3.81	3.72	2.28	0.87
Portfolio turnover rate (%)	461 (d)	525 (d)	453 (d)	449 (d)	454 (d)
Net assets, end of period (in millions)	$0.2	$0.6	$0.3	$0.2	$0.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 368%, 391%, 254%, 292%, and 264% for the years ended December 31,
2025, 2024, 2023, 2022, and 2021, respectively.

See accompanying notes to financial statements.
BHFTI-507

Brighthouse Funds Trust I
Victory Sycamore Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—97.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 3.2%
L3Harris Technologies, Inc. (a)	41,000	$12,036,370
StandardAero, Inc. (a) (b)	197,500	5,664,300
Textron, Inc.	102,300	8,917,491
		26,618,161
Automobile Components — 1.3%
BorgWarner, Inc.	244,500	11,017,170
Banks — 3.4%
Huntington Bancshares, Inc. (a)	803,600	13,942,460
Truist Financial Corp.	303,700	14,945,077
		28,887,537
Building Products — 1.7%
Builders FirstSource, Inc. (b)	57,300	5,895,597
Carrier Global Corp.	151,700	8,015,828
		13,911,425
Capital Markets — 1.6%
Raymond James Financial, Inc. (a)	85,900	13,794,681
Chemicals — 3.2%
CF Industries Holdings, Inc. (a)	131,100	10,139,274
RPM International, Inc. (a)	130,900	13,613,600
Westlake Corp. (a)	43,000	3,179,420
		26,932,294
Commercial Services & Supplies — 1.0%
Republic Services, Inc.	39,600	8,392,428
Consumer Staples Distribution & Retail — 4.6%
Casey's General Stores, Inc.	22,700	12,546,517
Performance Food Group Co. (a) (b)	153,000	13,757,760
U.S. Foods Holding Corp. (a) (b)	161,400	12,156,648
		38,460,925
Containers & Packaging — 4.4%
AptarGroup, Inc. (a)	88,000	10,732,480
Crown Holdings, Inc. (a)	82,800	8,525,916
Packaging Corp. of America (a)	85,300	17,591,419
		36,849,815
Electric Utilities — 2.4%
Alliant Energy Corp. (a)	311,700	20,263,617
Electrical Equipment — 2.4%
Hubbell, Inc. (a)	25,800	11,458,038
Regal Rexnord Corp. (a)	61,300	8,601,616
		20,059,654
Electronic Equipment, Instruments & Components — 4.3%
Keysight Technologies, Inc. (b)	74,500	15,137,655
Trimble, Inc. (a) (b)	181,500	14,220,525
Zebra Technologies Corp. - Class A (b)	29,500	7,163,190
		36,521,370
Security Description	Shares	Value
Energy Equipment & Services — 1.2%
Baker Hughes Co.	222,900	$10,150,866
Food Products — 1.2%
Archer-Daniels-Midland Co. (a)	181,100	10,411,439
Ground Transportation — 3.9%
CSX Corp.	403,000	14,608,750
Knight-Swift Transportation Holdings, Inc. (a)	234,900	12,280,572
Landstar System, Inc.	43,700	6,279,690
		33,169,012
Health Care Equipment & Supplies — 1.9%
Hologic, Inc. (b)	214,600	15,985,554
Health Care Providers & Services — 4.7%
Labcorp Holdings, Inc. (a)	64,000	16,056,320
Molina Healthcare, Inc. (b)	54,800	9,509,992
Quest Diagnostics, Inc.	78,300	13,587,399
		39,153,711
Hotels, Restaurants & Leisure — 3.5%
Expedia Group, Inc.	54,400	15,412,064
Hilton Worldwide Holdings, Inc.	22,600	6,491,850
Texas Roadhouse, Inc.	46,300	7,685,800
		29,589,714
Household Durables — 1.2%
TopBuild Corp. (a) (b)	24,800	10,346,312
Insurance — 8.0%
American Financial Group, Inc.	104,900	14,337,732
F&G Annuities & Life, Inc. (a)	11,106	342,620
Fidelity National Financial, Inc.	152,000	8,297,680
Hartford Insurance Group, Inc.	109,600	15,102,880
Old Republic International Corp. (a)	291,600	13,308,624
Willis Towers Watson PLC (a)	48,500	15,937,100
		67,326,636
IT Services — 1.0%
Akamai Technologies, Inc. (b)	100,800	8,794,800
Life Sciences Tools & Services — 1.7%
IQVIA Holdings, Inc. (b)	63,000	14,200,830
Machinery — 5.4%
AGCO Corp. (a)	78,200	8,157,824
Lincoln Electric Holdings, Inc.	64,300	15,408,852
Middleby Corp. (a) (b)	49,400	7,344,298
Xylem, Inc.	105,600	14,380,608
		45,291,582
Metals & Mining — 2.6%
Franco-Nevada Corp.	46,900	9,721,432
Steel Dynamics, Inc. (a)	71,800	12,166,510
		21,887,942
See accompanying notes to financial statements.
BHFTI-508

Brighthouse Funds Trust I
Victory Sycamore Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Common Stocks—(Continued)
Short-Term Investments—2.7%
Security Description	Shares	Value
Multi-Utilities — 1.8%
CMS Energy Corp.	211,500	$14,790,195
Oil, Gas & Consumable Fuels — 4.7%
Chord Energy Corp.	70,600	6,544,620
Coterra Energy, Inc.	492,700	12,967,864
Devon Energy Corp.	316,000	11,575,080
Expand Energy Corp.	78,800	8,696,368
		39,783,932
Personal Care Products — 1.3%
Estee Lauder Cos., Inc. - Class A	102,300	10,712,856
Professional Services — 1.3%
FTI Consulting, Inc. (a) (b)	63,200	10,796,456
Residential REITs — 3.1%
Camden Property Trust	101,500	11,173,120
Equity LifeStyle Properties, Inc. (a)	240,100	14,552,461
		25,725,581
Retail REITs — 1.7%
NNN REIT, Inc. (a)	360,400	14,282,652
Semiconductors & Semiconductor Equipment — 3.3%
Microchip Technology, Inc.	212,500	13,540,500
MKS, Inc.	89,300	14,270,140
		27,810,640
Software — 1.3%
Check Point Software Technologies Ltd. (a) (b)	56,800	10,539,808
Specialized REITs — 1.8%
Lamar Advertising Co. - Class A (a)	121,400	15,366,812
Specialty Retail — 5.8%
AutoZone, Inc. (b)	3,100	10,513,650
Lowe's Cos., Inc.	59,300	14,300,788
Penske Automotive Group, Inc. (a)	57,100	9,038,359
Tractor Supply Co. (a)	175,300	8,766,753
Williams-Sonoma, Inc. (a)	33,600	6,000,624
		48,620,174
Water Utilities — 1.5%
American Water Works Co., Inc. (a)	97,000	12,658,500
Total Common Stocks (Cost $730,605,921)		819,105,081

Security Description	Principal Amount*/ Shares	Value

Repurchase Agreement—2.7%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $22,348,376; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $22,792,323	22,345,272	$22,345,272
Total Short-Term Investments (Cost $22,345,272)		22,345,272

Securities Lending Reinvestments (c)—21.0%
Short-Term Investment Funds—3.7%
BlackRock Liquidity Funds FedFund, Institutional Shares 3.640% (d)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 3.650% (d)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 3.670% (d)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.610% (d)	7,000,000	7,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 3.690% (d)	1,000,000	1,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.740% (d)	1,000,000	1,000,000
		31,000,000

Certificates of Deposit—0.7%
Bank of Montreal
4.080%, SOFR + 0.370%, 08/07/26 (e)	2,000,000	2,000,598
Commonwealth Bank of Australia
4.090%, SOFR + 0.380%, 04/13/26 (e)	1,000,000	1,000,343
Sumitomo Mitsui Banking Corp.
3.940%, SOFR + 0.230%, 01/30/26 (e)	1,000,000	1,000,086
Toronto-Dominion Bank
4.060%, SOFR + 0.290%, 03/20/26 (e)	1,000,000	1,000,191
4.220%, SOFR + 0.450%, 04/23/26 (e)	1,000,000	1,000,705
		6,001,923
Commercial Paper—0.3%
Ionic Funding LLC
4.110%, 01/05/26	1,000,000	999,456
Westpac Banking Corp.
4.110%, SOFR + 0.400%, 04/10/26 (e)	2,000,000	2,001,134
		3,000,590
Repurchase Agreements—15.7%
Bank of Montreal
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $5,001,047; collateralized by various Common Stock with an aggregate market value of $5,563,119	5,000,000	5,000,000
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.770%, due on 01/02/26 with a maturity value of $20,004,189; collateralized by various Common Stock with an aggregate market value of $22,273,514	20,000,000	20,000,000
See accompanying notes to financial statements.
BHFTI-509

Brighthouse Funds Trust I
Victory Sycamore Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Securities Lending Reinvestments (c)—(Continued)
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Bank of Nova Scotia
Repurchase Agreement dated 12/31/25 at 3.850%, due on 01/02/26 with a maturity value of $2,000,428; collateralized by various Common Stock with an aggregate market value of $2,227,351	2,000,000	$2,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/31/25 at 3.970%, due on 04/02/26 with a maturity value of $1,010,146; collateralized by various Common Stock with an aggregate market value of $1,113,819	1,000,000	1,000,000
CF Secured LLC
Repurchase Agreement dated 12/31/25 at 3.830%, due on 01/02/26 with a maturity value of $3,373,663; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 02/05/26 - 11/15/55, and an aggregate market value of $3,441,137	3,372,946	3,372,946
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/25 at 4.130%, due on 07/06/26 with a maturity value of $4,085,812; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.000%, maturity dates ranging from 01/15/26 - 06/30/26, and various Common Stock with an aggregate market value of $4,160,500	4,000,000	4,000,000
HSBC Bank PLC
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/02/26 with a maturity value of $20,004,344; collateralized by various Common Stock with an aggregate market value of $22,224,673	20,000,000	20,000,000
Jefferies LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/02/26 with a maturity value of $10,002,217; collateralized by various Common Stock with an aggregate market value of $11,129,584	10,000,000	10,000,000
National Bank Financial, Inc.
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $1,046,707; collateralized by various Common Stock with an aggregate market value of $1,166,699	1,046,482	1,046,482
National Bank of Canada
Repurchase Agreement dated 12/31/25 at 3.860%, due on 01/02/26 with a maturity value of $16,003,431; collateralized by various Common Stock with an aggregate market value of $17,781,251	16,000,000	16,000,000
Repurchase Agreement dated 12/31/25 at 3.880%, due on 01/07/26 with a maturity value of $12,009,053; collateralized by various Common Stock with an aggregate market value of $13,346,226	12,000,000	12,000,000
NBC Global Finance Ltd.
Repurchase Agreement dated 12/31/25 at 3.910%, due on 01/07/26 with a maturity value of $10,007,603; collateralized by various Common Stock with an aggregate market value of $11,149,250	10,000,000	10,000,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/31/25 at 3.910%, due on 02/04/26 with a maturity value of $5,019,007; collateralized by various Common Stock with an aggregate market value of $5,556,159	5,000,000	5,000,000
Security Description	Principal Amount*	Value
Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/25 at 3.650%, due on 01/02/26 with a maturity value of $500,101; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.625%, maturity dates ranging from 02/26/26 - 02/15/55, and an aggregate market value of $510,001	500,000	$500,000
TD Securities (USA) LLC
Repurchase Agreement dated 12/31/25 at 3.740%, due on 01/02/26 with a maturity value of $17,003,532; collateralized by various Common Stock with an aggregate market value of $18,703,886	17,000,000	17,000,000
Virtu Americas LLC
Repurchase Agreement dated 12/31/25 at 3.990%, due on 01/07/26 with a maturity value of $5,003,879; collateralized by various Common Stock with an aggregate market value of $5,556,321	5,000,000	5,000,000
		131,919,428
Time Deposits—0.6%
Banco Santander SA
3.620%, 01/02/26	4,000,000	4,000,000
First Abu Dhabi Bank USA NV
3.590%, 01/02/26	1,000,000	1,000,000
		5,000,000
Total Securities Lending Reinvestments (Cost $176,919,085)		176,921,941
Total Investments—121.1% (Cost $929,870,278)		1,018,372,294
Other assets and liabilities (net)—(21.1)%		(177,539,426)
Net Assets—100.0%		$840,832,868

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $196,935,613 and the collateral received consisted of cash in the amount of $176,909,381 and non-cash collateral with a value of $25,878,238. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending
Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and
Liabilities.

(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2025.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2025.
(e)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.
BHFTI-510

Brighthouse Funds Trust I
Victory Sycamore Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2025
Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$480,351,080	$0	$557,574,151
The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.
Remaining Contractual Maturity of the Agreements As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(176,909,381)	$—	$—	$—	$(176,909,381)
Gross amount of recognized liabilities for securities lending transactions					$(176,909,381)
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$819,105,081	$—	$—	$819,105,081
Total Short-Term Investments*	—	22,345,272	—	22,345,272
Securities Lending Reinvestments
Short-Term Investment Funds	31,000,000	—	—	31,000,000
Certificates of Deposit	—	6,001,923	—	6,001,923
Commercial Paper	—	3,000,590	—	3,000,590
Repurchase Agreements	—	131,919,428	—	131,919,428
Time Deposits	—	5,000,000	—	5,000,000
Total Securities Lending Reinvestments	31,000,000	145,921,941	—	176,921,941
Total Investments	$850,105,081	$168,267,213	$—	$1,018,372,294
Collateral for Securities Loaned (Liability)	$—	$(176,909,381)	$—	$(176,909,381)

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-511

Brighthouse Funds Trust I
Victory Sycamore Mid Cap Value Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a) (b)	$1,018,372,294
Receivable for:
Fund shares sold	468,066
Dividends and interest	671,335
Prepaid expenses	3,042
Total Assets	1,019,514,737
Liabilities
Collateral for securities loaned	176,909,381
Payable for:
Fund shares redeemed	731,986
Accrued Expenses:
Management fees	404,004
Distribution and service fees	109,833
Deferred trustees’ fees	274,299
Other expenses	252,366
Total Liabilities	178,681,869
Net Assets	$840,832,868
Net Assets Consist of:
Paid in surplus	$719,427,072
Distributable earnings (Accumulated losses)	121,405,796
Net Assets	$840,832,868
Net Assets
Class A	$323,039,360
Class B	498,674,896
Class E	19,118,612
Capital Shares Outstanding*
Class A	18,486,096
Class B	29,751,505
Class E	1,114,987
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.47
Class B	16.76
Class E	17.15

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $929,870,278.
(b)	Includes securities loaned at value of $196,935,613.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Dividends (a)	$16,023,524
Interest	794,666
Securities lending income	202,073
Total investment income	17,020,263
Expenses
Management fees	5,630,352
Administration fees	54,509
Custodian and accounting fees	44,980
Distribution and service fees—Class B	1,292,968
Distribution and service fees—Class E	30,169
Audit and tax services	50,469
Legal	48,492
Trustees’ fees and expenses	62,093
Shareholder reporting	96,872
Insurance	7,733
Miscellaneous	16,045
Total expenses	7,334,682
Less management fee waiver	(800,128)
Less broker commission recapture	(37,252)
Net expenses	6,497,302
Net Investment Income	10,522,961
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	23,576,981
Net change in unrealized appreciation (depreciation) on investments	(14,123,743)
Net realized and unrealized gain (loss)	9,453,238
Net Increase (Decrease) in Net Assets From Operations	$19,976,199

(a)	Net of foreign withholding taxes of $12,996.
See accompanying notes to financial statements.
BHFTI-512

Brighthouse Funds Trust I
Victory Sycamore Mid Cap Value Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,522,961	$11,279,757
Net realized gain (loss)	23,576,981	106,754,160
Net change in unrealized appreciation (depreciation)	(14,123,743)	(26,106,796)
Increase (decrease) in net assets from operations	19,976,199	91,927,121
From Distributions to Shareholders
Class A	(43,996,750)	(26,291,339)
Class B	(71,313,475)	(43,797,844)
Class E	(2,715,568)	(1,705,770)
Total distributions	(118,025,793)	(71,794,953)
Increase (decrease) in net assets from capital share transactions	28,063,805	(67,328,239)
Total increase (decrease) in net assets	(69,985,789)	(47,196,071)
Net Assets
Beginning of period	910,818,657	958,014,728
End of period	$840,832,868	$910,818,657

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class A
Sales	389,633	$6,944,494	399,297	$7,977,215
Reinvestments	2,621,976	43,996,750	1,394,026	26,291,339
Redemptions	(1,920,927)	(35,308,406)	(1,986,985)	(39,823,384)
Net increase (decrease)	1,090,682	$15,632,838	(193,662)	$(5,554,830)
Class B
Sales	1,148,565	$20,001,079	750,485	$14,393,806
Reinvestments	4,423,913	71,313,475	2,405,153	43,797,844
Redemptions	(4,508,316)	(78,829,092)	(6,083,915)	(118,070,411)
Net increase (decrease)	1,064,162	$12,485,462	(2,928,277)	$(59,878,761)
Class E
Sales	16,046	$285,677	19,100	$374,613
Reinvestments	164,780	2,715,568	91,906	1,705,770
Redemptions	(169,650)	(3,055,740)	(201,613)	(3,975,031)
Net increase (decrease)	11,176	$(54,495)	(90,607)	$(1,894,648)
Increase (decrease) derived from capital shares transactions		$28,063,805		$(67,328,239)
See accompanying notes to financial statements.
BHFTI-513

Brighthouse Funds Trust I
Victory Sycamore Mid Cap Value Portfolio
Financial Highlights
Selected per share data
	Class A
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$19.74	$19.42	$20.18	$24.14	$19.00
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.27	0.29	0.35	0.40
Net realized and unrealized gain (loss)	0.14	1.62	1.55	(1.18)	5.65
Total income (loss) from investment operations	0.39	1.89	1.84	(0.83)	6.05
Less Distributions
Distributions from net investment income	(0.28)	(0.30)	(0.34)	(0.43)	(0.30)
Distributions from net realized capital gains	(2.38)	(1.27)	(2.26)	(2.70)	(0.61)
Total distributions	(2.66)	(1.57)	(2.60)	(3.13)	(0.91)
Net Asset Value, End of Period	$17.47	$19.74	$19.42	$20.18	$24.14
Total Return (%) (b)	2.51	10.10	10.20	(2.45)	32.13
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.69	0.69	0.68	0.68
Net ratio of expenses to average net assets (%) (c)	0.60	0.60	0.60	0.59	0.59
Ratio of net investment income (loss) to average net assets (%)	1.37	1.34	1.54	1.66	1.79
Portfolio turnover rate (%)	57	36	30	30	27
Net assets, end of period (in millions)	$323.0	$343.4	$341.6	$315.4	$356.4

	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$19.03	$18.78	$19.59	$23.52	$18.54
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.21	0.24	0.29	0.34
Net realized and unrealized gain (loss)	0.14	1.56	1.50	(1.15)	5.50
Total income (loss) from investment operations	0.34	1.77	1.74	(0.86)	5.84
Less Distributions
Distributions from net investment income	(0.23)	(0.25)	(0.29)	(0.37)	(0.25)
Distributions from net realized capital gains	(2.38)	(1.27)	(2.26)	(2.70)	(0.61)
Total distributions	(2.61)	(1.52)	(2.55)	(3.07)	(0.86)
Net Asset Value, End of Period	$16.76	$19.03	$18.78	$19.59	$23.52
Total Return (%) (b)	2.29	9.78	9.94	(2.70)	31.80
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.94	0.94	0.93	0.93
Net ratio of expenses to average net assets (%) (c)	0.85	0.85	0.85	0.84	0.84
Ratio of net investment income (loss) to average net assets (%)	1.12	1.09	1.28	1.41	1.53
Portfolio turnover rate (%)	57	36	30	30	27
Net assets, end of period (in millions)	$498.7	$546.0	$593.6	$607.3	$722.3
Please see  following page for Financial Highlights footnote legend.
See accompanying notes to financial statements.
BHFTI-514

Brighthouse Funds Trust I
Victory Sycamore Mid Cap Value Portfolio
Financial Highlights
Selected per share data
	Class E
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$19.41	$19.12	$19.90	$23.85	$18.79
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22	0.23	0.26	0.32	0.36
Net realized and unrealized gain (loss)	0.15	1.60	1.53	(1.17)	5.58
Total income (loss) from investment operations	0.37	1.83	1.79	(0.85)	5.94
Less Distributions
Distributions from net investment income	(0.25)	(0.27)	(0.31)	(0.40)	(0.27)
Distributions from net realized capital gains	(2.38)	(1.27)	(2.26)	(2.70)	(0.61)
Total distributions	(2.63)	(1.54)	(2.57)	(3.10)	(0.88)
Net Asset Value, End of Period	$17.15	$19.41	$19.12	$19.90	$23.85
Total Return (%) (b)	2.42	9.92	10.05	(2.62)	31.91
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.84	0.84	0.83	0.83
Net ratio of expenses to average net assets (%) (c)	0.75	0.75	0.75	0.74	0.74
Ratio of net investment income (loss) to average net assets (%)	1.22	1.19	1.38	1.51	1.63
Portfolio turnover rate (%)	57	36	30	30	27
Net assets, end of period (in millions)	$19.1	$21.4	$22.8	$25.2	$28.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
See accompanying notes to financial statements.
BHFTI-515

Brighthouse Funds Trust I
Western Asset Management Government Income Portfolio
Schedule of Investments as of December 31, 2025
U.S. Treasury & Government Agencies—52.4% of Net Assets

Security Description	Principal Amount*	Value

Federal Agencies — 36.0%
Federal Farm Credit Banks Funding Corp.
1.600%, 07/15/30	5,000,000	$4,546,600
1.980%, 07/13/38	19,515,000	14,386,035
3.700%, 03/24/42	10,000,000	8,541,688
4.375%, 03/03/33	8,400,000	8,550,975
5.480%, 06/27/42	2,000,000	1,972,532
Federal Home Loan Banks
2.250%, 03/04/36	5,000,000	4,045,291
Federal Home Loan Mortgage Corp.
Zero Coupon, 09/15/36	10,000,000	6,072,303
Zero Coupon, 12/15/36	45,000,000	27,010,307
Federal Home Loan Mortgage Corp. STRIPS
Zero Coupon, 07/15/32	17,100,000	13,235,479
Federal National Mortgage Association
Zero Coupon, 11/15/30	5,000,000	4,132,325
Federal National Mortgage Association Principal STRIPS
Zero Coupon, 05/15/30	3,000,000	2,536,243
Resolution Funding Corp. Interest STRIPS
Zero Coupon, 07/15/29	7,500,000	6,551,427
Resolution Funding Corp. Principal STRIPS
Zero Coupon, 01/15/30	35,623,000	30,504,004
Zero Coupon, 04/15/30	35,000,000	29,628,991
Tennessee Valley Authority Generic STRIPS
Zero Coupon, 01/15/34	12,669,000	8,973,812
U.S. International Development Finance Corp.
1.110%, 05/15/29	3,000,000	2,844,141
		173,532,153
U.S. Treasury — 16.4%
U.S. Treasury Bonds
3.375%, 11/15/48	62,000,000	49,055,078
4.500%, 08/15/39	20,000,000	20,034,375
U.S. Treasury Inflation-Indexed Bonds
0.750%, 02/15/45 (a)	6,913,050	5,038,072
U.S. Treasury Inflation-Indexed Notes
1.875%, 07/15/35 (a)	3,041,850	3,033,706
U.S. Treasury Notes
4.250%, 01/31/26 (b)	1,770,000	1,770,707
		78,931,938
Total U.S. Treasury & Government Agencies (Cost $279,298,460)		252,464,091

Agency Sponsored Mortgage-Backed Securities—42.6%
Agency Collateralized Mortgage Obligations — 8.6%
Federal Home Loan Mortgage Corp. REMICS
1.750%, 06/15/42	47,085	44,443
2.000%, 02/25/51 (c)	4,138,639	544,789
2.000%, 03/25/51 (c)	2,935,949	389,836
2.500%, 04/25/51 (c)	2,047,597	316,488
2.500%, 10/25/51 (c)	1,481,916	219,170
2.500%, 12/25/51 (c)	4,413,210	540,005
3.000%, 11/25/50 (c)	516,075	83,796
3.000%, 07/25/51 (c)	1,196,038	236,494
3.000%, 11/25/51 (c)	614,434	89,820
Security Description	Principal Amount*	Value

Agency Collateralized Mortgage Obligations—(Continued)
Federal Home Loan Mortgage Corp. REMICS
3.500%, 11/15/31	327,060	$322,817
3.500%, 04/25/52 (c)	1,243,410	212,129
4.000%, 01/15/41	3,408,787	3,346,752
4.000%, 02/25/50 (c)	441,306	93,511
4.000%, 11/25/51 (c)	491,135	96,822
4.498%, SOFR30A + 0.514%, 03/15/34 (d)	76,698	76,241
4.500%, 02/15/41	6,817	6,819
4.500%, 10/25/49 (c)	406,846	88,490
4.500%, 06/25/50 (c)	1,447,531	339,695
4.500%, 12/25/50 (c)	1,190,381	260,275
4.500%, 11/25/51 (c)	409,891	89,188
4.998%, SOFR30A + 1.014%, 02/15/33 (d)	44,394	44,778
5.000%, 10/15/34	78,328	80,251
5.000%, 12/15/37	34,343	35,110
5.000%, 03/15/41	175,388	181,024
5.000%, 04/15/41	580,205	594,224
5.000%, 05/15/41	919,883	939,953
5.174%, SOFR30A + 1.300%, 12/25/54 (d)	505,728	508,738
5.500%, 05/15/34	441,506	456,663
5.500%, 11/15/36	177,526	181,313
5.500%, 06/15/41	1,220,416	1,275,620
Federal Home Loan Mortgage Corp. STACR REMICS Trust
5.224%, SOFR30A + 1.350%, 01/25/45 (144A) (d)	500,000	500,001
7.224%, SOFR30A + 3.350%, 05/25/42 (144A) (d)	1,050,000	1,083,474
Federal National Mortgage Association Connecticut Avenue Securities Trust
5.474%, SOFR30A + 1.600%, 09/25/44 (144A) (d)	260,000	260,081
5.674%, SOFR30A + 1.800%, 01/25/44 (144A) (d)	510,000	512,939
6.574%, SOFR30A + 2.700%, 07/25/43 (144A) (d)	780,000	801,606
7.474%, SOFR30A + 3.600%, 07/25/42 (144A) (d)	930,000	961,335
7.624%, SOFR30A + 3.750%, 12/25/42 (144A) (d)	1,030,000	1,075,792
Federal National Mortgage Association Grantor Trust
2.898%, 06/25/27	6,053,196	5,961,592
Federal National Mortgage Association Interest STRIPS
2.000%, 03/25/50 (c)	715,180	91,107
2.000%, 10/25/52 (c)	3,144,584	405,570
4.500%, 10/25/53 (c)	1,281,522	283,268
Federal National Mortgage Association REMICS
1.750%, 06/25/42	61,077	57,832
1.750%, 01/25/43	45,130	42,326
2.000%, 10/25/50 (c)	1,638,259	199,545
2.500%, 07/25/50 (c)	664,283	89,397
2.500%, 12/25/50 (c)	681,086	92,055
2.500%, 02/25/51 (c)	619,090	93,329
2.500%, 10/25/51 (c)	4,099,118	591,024
3.000%, 05/25/46	1,056,668	1,021,192
3.000%, 08/25/50 (c)	584,002	92,148
3.000%, 10/25/51 (c)	941,771	164,307
3.500%, 09/25/50 (c)	523,077	82,809
3.500%, 03/25/51 (c)	466,169	100,585
4.000%, 11/25/49 (c)	1,249,218	218,371
4.000%, 07/25/50 (c)	425,228	82,134
4.250%, 03/25/42	782,411	761,585
4.500%, 12/25/40	58,668	57,830
4.750%, 01/25/41	175,203	176,902
See accompanying notes to financial statements.
BHFTI-516

Brighthouse Funds Trust I
Western Asset Management Government Income Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Agency Collateralized Mortgage Obligations—(Continued)
Federal National Mortgage Association REMICS
4.909%, SOFR30A + 1.034%, 03/25/36 (d)	106,331	$107,338
4.919%, SOFR30A + 1.044%, 06/25/36 (d)	138,452	139,600
5.000%, 12/25/34	67,846	69,207
5.000%, 03/25/35	54,342	55,437
5.000%, 08/25/39	96,174	98,516
5.000%, 02/25/41	93,123	95,290
5.500%, 08/25/35	280,846	289,849
6.000%, 06/25/45 (c)	138,262	19,077
Government National Mortgage Association REMICS
1.232%, -1x SOFR30A + 5.150%, 07/20/55 (c) (d)	1,974,948	90,987
1.882%, -1x SOFR30A + 5.800%, 05/20/55 (c) (d)	5,346,607	437,074
1.932%, -1x SOFR30A + 5.850%, 08/20/55 (c) (d)	3,276,644	289,906
1.962%, -1x SOFR30A + 5.880%, 06/20/55 (c) (d)	3,745,924	319,268
2.032%, -1x SOFR30A + 5.950%, 03/20/55 (c) (d)	4,731,484	412,412
2.132%, -1x SOFR30A + 6.050%, 09/20/54 (c) (d)	871,119	78,875
2.252%, -1x 1M TSFR + 5.986%, 07/20/41 (c) (d)	49,056	4,449
2.500%, 11/20/46	70,744	65,495
2.652%, -1x SOFR30A + 6.570%, 09/20/55 (c) (d)	3,463,888	389,369
3.000%, 09/20/50 (c)	649,807	91,880
3.000%, 07/20/51 (c)	699,609	94,161
3.250%, 08/20/68	1,168,961	1,146,545
3.500%, 11/20/49 (c)	523,062	102,645
4.000%, 12/20/40	956,010	937,110
4.000%, 08/20/47 (c)	1,315,895	248,646
4.010%, 1Y H15 + 0.350%, 08/20/66 (d)	162,389	161,778
4.098%, 1M TSFR + 0.364%, 10/20/47 (d)	390,680	380,020
4.148%, 1M TSFR + 0.414%, 05/20/48 (d)	346,216	337,022
4.148%, 1M TSFR + 0.414%, 06/20/48 (d)	455,593	443,535
4.160%, 1Y H15 + 0.500%, 05/20/66 (d)	120,578	120,372
4.328%, 1M TSFR + 0.594%, 01/20/38 (d)	11,921	11,854
4.348%, 1M TSFR + 0.614%, 07/20/37 (d)	45,220	45,007
4.360%, 1M TSFR + 0.444%, 07/20/60 (d)	26,778	26,728
4.379%, 1M TSFR + 0.644%, 12/16/39 (d)	43,437	43,274
4.414%, 1M TSFR + 0.414%, 08/20/60 (d)	13,736	13,697
4.414%, 1M TSFR + 0.414%, 09/20/60 (d)	27,736	27,652
4.449%, 1M TSFR + 0.714%, 11/16/39 (d)	78,267	78,187
4.500%, 05/16/40	1,291	1,287
4.500%, 05/20/40 (c)	760	5
4.500%, 12/20/40	1,229,289	1,226,592
4.500%, 09/20/47 (c)	937,511	168,711
4.500%, 10/20/47 (c)	1,125,303	207,654
4.604%, 1M TSFR + 0.604%, 02/20/61 (d)	8,499	8,500
4.614%, 1M TSFR + 0.614%, 12/20/60 (d)	31,235	31,242
4.614%, 1M TSFR + 0.614%, 02/20/61 (d)	2,726	2,727
4.614%, 1M TSFR + 0.614%, 04/20/61 (d)	12,113	12,116
4.614%, 1M TSFR + 0.614%, 05/20/61 (d)	23,256	23,262
4.644%, 1M TSFR + 0.644%, 06/20/61 (d)	12,319	12,326
4.714%, 1M TSFR + 0.714%, 10/20/61 (d)	64,789	64,905
4.744%, 1M TSFR + 0.744%, 01/20/62 (d)	65,875	66,017
4.744%, 1M TSFR + 0.744%, 03/20/62 (d)	74,716	74,827
4.764%, 1M TSFR + 0.764%, 05/20/61 (d)	391	391
4.814%, 1M TSFR + 0.814%, 11/20/61 (d)	50,572	50,691
4.814%, 1M TSFR + 0.814%, 01/20/62 (d)	62,415	62,594
5.000%, 12/20/39	2,084,492	2,148,037
5.000%, 03/20/40	986,041	1,005,013
Security Description	Principal Amount*	Value

Agency Collateralized Mortgage Obligations—(Continued)
Government National Mortgage Association REMICS
5.000%, 05/20/45 (c)	966,269	$197,153
5.500%, 04/20/34	246,271	247,788
Seasoned Loans Structured Transaction
3.500%, 06/25/28	969,114	952,774
		41,392,264
Agency Mortgage-Backed Securities — 34.0%
Federal Home Loan Mortgage Corp.
1.500%, 05/01/41	1,445,543	1,230,300
1.500%, 07/01/41	1,050,604	891,813
2.000%, 09/01/40	908,803	796,484
2.000%, 03/01/41	1,701,856	1,485,687
2.000%, 06/01/41	66,540	58,194
2.000%, 08/01/41	548,980	477,360
2.000%, 12/01/41	236,555	206,050
2.000%, 01/01/42	1,772,358	1,540,487
2.000%, 05/01/42	173,013	150,378
2.000%, 06/01/50	3,104,014	2,539,762
2.000%, 07/01/50	455,947	372,615
2.000%, 11/01/50	119,389	97,995
2.000%, 03/01/51	69,307	57,172
2.000%, 09/01/51	146,150	120,307
2.000%, 11/01/51	215,774	177,985
2.000%, 03/01/52	94,380	77,616
2.500%, 06/01/50	148,655	128,304
2.500%, 07/01/50	481,669	416,139
2.500%, 11/01/50	1,639,824	1,420,446
2.500%, 12/01/50	236,671	205,007
2.500%, 07/01/51	257,433	211,046
2.500%, 09/01/51	594,200	512,543
2.500%, 11/01/51	496,175	428,660
2.500%, 01/01/52	1,968,221	1,698,737
2.500%, 03/01/52	451,786	388,595
2.500%, 04/01/52	2,514,498	2,166,076
2.773%, 1Y RFUCCT + 1.635%, 12/01/50 (d)	555,324	532,352
3.000%, 06/01/31	128,262	125,542
3.000%, 02/01/32	3,331	3,262
3.000%, 03/01/33	474,531	463,846
3.000%, 09/01/33	39,666	38,752
3.000%, 11/01/33	502,148	489,406
3.000%, 03/01/34	36,355	35,444
3.000%, 11/01/42	60,394	56,390
3.000%, 01/01/43	76,467	70,780
3.000%, 02/01/43	350,222	324,295
3.000%, 03/01/43	3,820,113	3,537,203
3.000%, 06/01/43	909,657	841,333
3.000%, 09/01/48	302,185	275,630
3.000%, 09/01/49	1,243,855	1,123,222
3.000%, 11/01/49	373,825	337,507
3.000%, 03/01/50	163,412	147,837
3.000%, 05/01/50	96,101	87,163
3.000%, 04/01/52	618,413	550,747
3.000%, 08/01/52	1,992,236	1,795,742
3.500%, 03/01/32	211,387	208,486
3.500%, 06/01/32	593,765	584,499
See accompanying notes to financial statements.
BHFTI-517

Brighthouse Funds Trust I
Western Asset Management Government Income Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Agency Mortgage-Backed Securities—(Continued)
Federal Home Loan Mortgage Corp.
3.500%, 07/01/32	205,396	$202,441
3.500%, 04/01/33	81,783	80,981
3.500%, 02/01/34	977,018	958,102
3.500%, 04/01/40	52,523	50,668
3.500%, 05/01/40	100,259	96,759
3.500%, 06/01/40	88,869	85,904
3.500%, 07/01/40	8,452	8,137
3.500%, 08/01/40	57,440	55,423
3.500%, 09/01/40	46,048	44,483
3.500%, 10/01/40	21,242	20,434
3.500%, 11/01/40	44,305	42,673
3.500%, 12/01/40	42,712	41,130
3.500%, 04/01/42	211,086	202,949
3.500%, 07/01/42	33,608	32,269
3.500%, 08/01/42	20,064	19,075
3.500%, 09/01/42	96,046	91,490
3.500%, 10/01/42	518,154	495,538
3.500%, 01/01/43	167,269	160,098
3.500%, 02/01/43	84,902	81,650
3.500%, 04/01/43	272,852	260,600
3.500%, 05/01/43	134,861	128,691
3.500%, 11/01/44	145,916	138,708
3.500%, 02/01/45	2,600	2,482
3.500%, 06/01/45	6,343	6,039
3.500%, 11/01/45	1,282,021	1,218,695
3.500%, 01/01/46	118,039	111,859
3.500%, 02/01/46	426,279	403,586
3.500%, 05/01/46	407,010	386,614
3.500%, 06/01/46	78,477	74,104
3.500%, 07/01/46	628,311	594,000
3.500%, 08/01/46	55,216	52,775
3.500%, 09/01/46	276,273	262,600
3.500%, 01/01/47	615,740	584,501
3.500%, 02/01/47	942,802	885,996
3.500%, 07/01/47	183,808	173,321
3.500%, 11/01/47	10,703	10,150
3.500%, 02/01/48	52,736	49,408
3.500%, 04/01/48	184,771	173,266
4.000%, 06/01/33	229,366	228,710
4.000%, 11/01/41	2,093	2,051
4.000%, 09/01/42	22,534	22,099
4.000%, 10/01/42	12,137	11,931
4.000%, 11/01/42	137,348	134,527
4.000%, 12/01/42	41,406	40,540
4.000%, 01/01/43	9,504	9,158
4.000%, 02/01/43	76,916	75,153
4.000%, 03/01/43	25,956	25,250
4.000%, 04/01/43	9,503	9,396
4.000%, 05/01/43	87,273	84,156
4.000%, 06/01/43	17,340	16,738
4.000%, 07/01/43	129,427	126,380
4.000%, 08/01/43	78,624	76,626
4.000%, 09/01/43	156,396	152,903
4.000%, 10/01/43	152,989	149,137
4.000%, 01/01/44	85,569	83,052
Security Description	Principal Amount*	Value

Agency Mortgage-Backed Securities—(Continued)
Federal Home Loan Mortgage Corp.
4.000%, 02/01/44	15,287	$14,822
4.000%, 04/01/44	11,051	10,717
4.000%, 01/01/45	139,937	135,690
4.000%, 02/01/45	143,456	139,399
4.000%, 12/01/45	165,810	160,658
4.000%, 12/01/47	342,201	331,068
4.000%, 05/01/48	170,356	164,858
4.000%, 07/01/50	2,011,358	1,948,636
4.000%, 05/01/52	309,772	297,416
4.500%, 05/01/39	30,139	30,435
4.500%, 07/01/40	482,398	485,753
4.500%, 09/01/40	227,365	229,215
4.500%, 02/01/41	22,304	22,485
4.500%, 08/01/41	206,948	208,049
4.500%, 09/01/41	30,366	30,596
4.500%, 10/01/41	66,771	67,208
4.500%, 02/01/44	10,367	10,267
4.500%, 06/01/52	1,428,788	1,405,883
4.500%, 07/01/52	992,118	976,594
4.500%, 08/01/52	493,514	485,791
5.000%, 06/01/41	534,820	550,622
5.000%, 07/01/41	69,732	71,162
5.000%, 12/01/44	813,609	838,658
5.000%, 06/01/52	75,678	75,912
5.000%, 07/01/52	658,509	659,734
5.000%, 10/01/52	305,584	308,267
5.500%, 08/01/53	248,476	253,812
5.500%, 11/01/53	819,478	834,580
5.500%, 04/01/54	84,001	86,285
6.000%, 04/01/54	724,894	751,839
6.000%, 05/01/54	361,806	375,947
6.000%, 06/01/54	369,670	380,219
6.000%, 07/01/54	239,184	248,777
6.000%, 02/01/55	169,433	174,743
6.203%, 1Y RFUCCT + 1.750%, 12/01/40 (d)	185,768	194,305
6.380%, 1Y RFUCCT + 1.880%, 10/01/41 (d)	83,425	86,869
6.436%, 1Y RFUCCT + 1.750%, 09/01/41 (d)	41,420	43,290
6.535%, 1Y RFUCCT + 1.910%, 06/01/41 (d)	1,077	1,111
6.630%, 1Y RFUCCT + 1.880%, 09/01/41 (d)	5,288	5,510
6.672%, 1Y RFUCCT + 1.910%, 06/01/41 (d)	13,425	14,051
6.731%, 1Y RFUCCT + 1.934%, 10/01/42 (d)	22,190	23,237
6.778%, 1Y RFUCCT + 1.910%, 05/01/41 (d)	9,178	9,627
6.863%, 1Y RFUCCT + 1.910%, 05/01/41 (d)	12,240	12,809
6.880%, 1Y RFUCCT + 1.880%, 04/01/41 (d)	946	979
Federal Home Loan Mortgage Corp. Multifamily Structured Pass- Through Certificates
0.171%, 10/25/33 (c) (d)	15,000,000	237,655
0.282%, 03/25/34 (c) (d)	8,596,082	201,898
0.310%, 09/25/32 (c) (d)	8,476,599	173,597
0.532%, 10/25/31 (c) (d)	6,081,223	152,337
0.857%, 10/25/35 (c) (d)	290,473	17,030
0.868%, 11/25/30 (c) (d)	4,877,577	170,745
1.027%, 10/25/30 (c) (d)	5,354,508	211,783
3.750%, 11/25/29	117,188	116,876
3.750%, 11/25/32	1,000,000	988,992
See accompanying notes to financial statements.
BHFTI-518

Brighthouse Funds Trust I
Western Asset Management Government Income Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Agency Mortgage-Backed Securities—(Continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass- Through Certificates
3.990%, 05/25/33 (d)	3,650,000	$3,635,700
Federal National Mortgage Association
1.500%, 11/01/41	1,451,108	1,223,669
1.500%, 03/01/42	598,656	504,823
2.000%, 10/01/40	1,964,782	1,721,778
2.000%, 07/01/41	431,481	376,913
2.000%, 11/01/41	1,812,314	1,555,031
2.000%, 02/01/42	1,007,775	875,305
2.000%, 03/01/42	1,024,073	888,822
2.000%, 04/01/42	452,512	392,749
2.000%, 05/01/42	737,993	640,265
2.000%, 08/01/42	847,720	739,981
2.000%, 06/01/50	521,576	426,359
2.000%, 08/01/50	200,389	162,920
2.000%, 10/01/50	193,204	157,895
2.000%, 01/01/51	135,515	111,230
2.000%, 02/01/51	406,189	333,399
2.000%, 03/01/51	69,345	57,313
2.000%, 04/01/51	2,119,970	1,727,837
2.000%, 08/01/51	1,336,414	1,095,385
2.000%, 10/01/51	81,270	67,040
2.000%, 01/01/52	532,999	437,883
2.000%, 02/01/52	611,556	502,675
2.000%, 03/01/52	1,400,403	1,157,968
2.000%, 05/01/52	93,070	76,709
2.500%, 04/01/42	4,105,296	3,636,326
2.500%, 06/01/50	499,804	430,377
2.500%, 10/01/50	2,153,666	1,846,047
2.500%, 11/01/50	418,006	360,586
2.500%, 01/01/51	386,389	333,257
2.500%, 02/01/51	49,507	42,744
2.500%, 04/01/51	187,142	161,985
2.500%, 05/01/51	397,159	325,431
2.500%, 06/01/51	125,662	108,824
2.500%, 07/01/51	67,747	58,752
2.500%, 09/01/51	352,596	304,528
2.500%, 10/01/51	212,491	183,504
2.500%, 11/01/51	552,123	478,012
2.500%, 12/01/51	3,933,410	3,390,684
2.500%, 01/01/52	1,636,337	1,394,387
2.500%, 02/01/52	730,779	630,820
2.500%, 03/01/52	890,378	766,313
2.500%, 04/01/52	302,501	259,628
2.500%, 05/01/52	349,293	299,534
2.500%, 09/01/61	432,016	355,724
3.000%, 08/01/27	6,741	6,677
3.000%, 10/01/27	11,708	11,606
3.000%, 11/01/27	3,547	3,511
3.000%, 12/01/27	6,932	6,870
3.000%, 01/01/28	7,078	7,010
3.000%, 02/01/28	5,992	5,934
3.000%, 03/01/28	6,876	6,809
3.000%, 04/01/28	6,916	6,837
3.000%, 05/01/28	8,528	8,442
Security Description	Principal Amount*	Value

Agency Mortgage-Backed Securities—(Continued)
Federal National Mortgage Association
3.000%, 06/01/28	8,328	$8,239
3.000%, 07/01/28	7,622	7,543
3.000%, 08/01/28	9,374	9,274
3.000%, 09/01/28	10,859	10,741
3.000%, 01/01/29	7,952	7,817
3.000%, 03/01/29	13,950	13,752
3.000%, 06/01/32	26,740	26,150
3.000%, 10/01/32	2,858	2,791
3.000%, 02/01/33	1,070,399	1,043,570
3.000%, 03/01/33	139,585	136,311
3.000%, 04/01/33	110,954	108,362
3.000%, 05/01/33	57,498	55,757
3.000%, 06/01/33	27,168	26,325
3.000%, 07/01/33	107,434	104,188
3.000%, 08/01/33	442,173	431,333
3.000%, 10/01/33	123,372	120,189
3.000%, 11/01/33	73,057	71,233
3.000%, 12/01/33	38,107	37,146
3.000%, 01/01/34	39,922	38,720
3.000%, 02/01/34	58,424	56,961
3.000%, 03/01/34	145,621	141,833
3.000%, 05/01/34	73,442	71,493
3.000%, 05/01/42	3,083,651	2,878,204
3.000%, 09/01/42	688,934	637,496
3.000%, 10/01/42	462,646	427,979
3.000%, 11/01/42	1,114,523	1,030,712
3.000%, 06/01/43	104,176	95,930
3.000%, 07/01/43	225,124	207,305
3.000%, 10/01/43	219,279	201,900
3.000%, 01/01/45	201,609	185,793
3.000%, 08/01/46	104,609	95,097
3.000%, 09/01/46	312,224	283,493
3.000%, 10/01/46	133,391	120,999
3.000%, 11/01/48	540,815	494,232
3.000%, 09/01/49	446,132	402,450
3.000%, 11/01/49	101,713	91,092
3.000%, 02/01/50	215,070	195,102
3.000%, 04/01/50	658,718	593,840
3.000%, 08/01/50	221,902	199,012
3.000%, 11/01/50	312,381	281,729
3.000%, 05/01/51	131,233	118,190
3.000%, 06/01/51	297,530	268,892
3.000%, 10/01/51	324,435	293,887
3.000%, 11/01/51	1,221,031	1,103,004
3.000%, 12/01/51	63,612	56,827
3.000%, 01/01/52	472,493	426,399
3.000%, 03/01/52	70,794	64,144
3.000%, 04/01/52	379,249	336,729
3.500%, 07/01/32	624,488	614,985
3.500%, 09/01/32	524,327	512,437
3.500%, 01/01/34	460,617	451,436
3.500%, 11/01/42	999,134	955,113
3.500%, 11/01/46	154,381	147,005
3.500%, 07/01/47	741,936	702,783
3.500%, 12/01/47	1,867,794	1,759,604
See accompanying notes to financial statements.
BHFTI-519

Brighthouse Funds Trust I
Western Asset Management Government Income Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Agency Mortgage-Backed Securities—(Continued)
Federal National Mortgage Association
3.500%, 06/01/49	217,331	$204,653
3.500%, 10/01/56	964,235	887,018
4.000%, 11/01/31	227,411	226,579
4.000%, 08/01/32	203,908	202,706
4.000%, 11/01/40	821,417	804,817
4.000%, 04/01/42	99,513	97,335
4.000%, 10/01/42	83,988	82,140
4.000%, 11/01/42	102,182	99,860
4.000%, 06/01/43	50,623	49,102
4.000%, 08/01/43	31,595	30,821
4.000%, 09/01/43	590,581	576,694
4.000%, 10/01/43	90,792	88,794
4.000%, 02/01/44	34,875	34,071
4.000%, 04/01/44	51,207	50,027
4.000%, 12/01/45	418,462	405,152
4.000%, 03/01/46	29,056	28,121
4.000%, 05/01/46	20,071	19,387
4.000%, 09/01/47	7,837	7,634
4.000%, 05/01/48	299,071	289,046
4.000%, 05/01/52	79,077	75,782
4.000%, 06/01/52	595,614	570,798
4.500%, 12/01/40	580,523	584,114
4.500%, 08/01/41	50,177	50,498
4.500%, 11/01/41	321,005	322,331
4.500%, 10/01/44	360,421	360,203
4.500%, 02/01/45	156,583	156,337
4.500%, 05/01/48	18,702	18,576
4.500%, 12/01/48	662,452	657,931
4.500%, 04/01/49	16,531	16,385
4.500%, 09/01/49	75,458	74,946
4.500%, 10/01/49	36,398	36,114
4.500%, 01/01/50	153,245	153,846
4.500%, 07/01/52	328,688	324,267
4.500%, 09/01/53	325,294	323,250
4.500%, 08/01/58	86,635	84,599
5.000%, 04/01/41	6,464	6,599
5.000%, 06/01/41	15,884	16,211
5.000%, 08/01/41	5,583	5,709
5.000%, 08/01/48	31,449	31,961
5.000%, 02/01/53	74,447	74,607
5.500%, 05/01/44	1,981,011	2,078,212
5.500%, 07/01/53	235,247	240,947
5.500%, 06/01/54	87,215	89,085
6.000%, 10/01/34	36,066	37,188
6.000%, 09/01/37	7,511	7,921
6.000%, 10/01/37	100,870	106,682
6.000%, 01/01/38	98,520	104,200
6.000%, 03/01/38	36,847	39,260
6.000%, 07/01/38	15,804	16,716
6.000%, 01/01/40	99,658	105,406
6.000%, 05/01/40	137,907	145,859
6.000%, 07/01/41	518,327	547,982
6.000%, 01/01/42	9,614	10,035
6.000%, 03/01/54	629,588	649,751
6.000%, 05/01/54	496,556	510,217
Security Description	Principal Amount*	Value

Agency Mortgage-Backed Securities—(Continued)
Federal National Mortgage Association
6.478%, 1Y RFUCCT + 1.800%, 07/01/41 (d)	2,729	$2,829
6.500%, 07/01/32	20,688	21,731
6.500%, 12/01/32	5,943	6,242
6.500%, 07/01/35	7,166	7,510
6.500%, 12/01/35	57,556	60,229
6.500%, 08/01/36	103,898	108,393
6.500%, 08/01/39	387,173	406,474
6.500%, 03/01/54	127,446	132,980
6.500%, 04/01/54	455,093	474,671
6.508%, 1Y RFUCCT + 1.818%, 07/01/41 (d)	5,721	6,007
6.561%, 1Y RFUCCT + 1.700%, 06/01/42 (d)	8,449	8,827
6.568%, 1Y RFUCCT + 1.818%, 09/01/41 (d)	4,970	5,171
6.580%, 1Y RFUCCT + 1.830%, 10/01/41 (d)	1,640	1,708
6.712%, 1Y RFUCCT + 1.818%, 02/01/42 (d)	17,664	18,441
6.793%, 02/01/39	15,614	16,274
Government National Mortgage Association
2.000%, 02/20/51	2,609,783	2,135,006
2.500%, 12/20/50	186,090	159,070
2.500%, 02/20/51	412,549	356,178
2.500%, 03/20/51	552,479	476,818
2.500%, 04/20/51	1,393,423	1,202,639
2.500%, 07/20/51	324,811	280,324
2.500%, 08/20/51	729,345	629,451
3.000%, 05/15/42	140,219	129,081
3.000%, 12/20/42	403,700	366,189
3.000%, 03/20/43	370,527	335,911
3.000%, 04/15/43	49,185	45,196
3.000%, 05/15/43	31,433	28,865
3.000%, 01/15/45	21,219	19,207
3.000%, 02/15/45	30,220	27,320
3.000%, 03/15/45	156,284	141,429
3.000%, 05/15/45	10,940	9,890
3.000%, 06/15/45	15,211	13,682
3.000%, 07/15/45	85,114	76,945
3.000%, 01/20/48	491,807	446,673
3.000%, 06/20/51	63,751	56,661
3.000%, 04/20/52	60,049	53,755
3.500%, 11/15/41	91,713	85,858
3.500%, 02/15/42	68,732	64,292
3.500%, 03/15/42	98,859	92,553
3.500%, 05/15/42	204,299	191,119
3.500%, 06/15/42	142,055	133,623
3.500%, 12/20/42	119,074	112,634
3.500%, 05/20/46	594,443	546,374
3.500%, 06/20/46	1,473,677	1,359,174
3.500%, 11/20/47	94,623	88,110
3.500%, 02/20/48	308,178	282,549
3.500%, 10/20/48	324,564	300,730
3.500%, 05/15/50	126,077	115,274
3.500%, 02/20/52	143,373	131,562
3.500%, 06/20/52	59,615	53,547
4.000%, 09/20/39	35,711	34,879
4.000%, 09/15/40	480,267	464,038
4.000%, 10/15/40	30,228	29,354
4.000%, 10/20/40	5,016	4,880
See accompanying notes to financial statements.
BHFTI-520

Brighthouse Funds Trust I
Western Asset Management Government Income Portfolio
Schedule of Investments as of December 31, 2025
Agency Sponsored Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Agency Mortgage-Backed Securities—(Continued)
Government National Mortgage Association
4.000%, 11/20/40	351,498	$343,652
4.000%, 03/15/41	310,107	300,708
4.000%, 06/15/41	11,923	11,562
4.000%, 09/15/41	53,124	51,527
4.000%, 10/15/41	224,269	217,493
4.000%, 10/20/41	454,126	441,429
4.000%, 11/15/41	77,607	75,306
4.000%, 11/20/41	176,312	171,383
4.000%, 12/15/41	199,618	193,263
4.000%, 01/15/42	5,762	5,583
4.000%, 02/15/42	10,516	10,191
4.000%, 03/15/42	69,591	67,324
4.000%, 04/20/42	235,005	228,434
4.000%, 06/20/42	17,475	16,987
4.000%, 11/15/42	7,585	7,341
4.000%, 01/15/43	24,069	23,142
4.000%, 10/20/44	405,452	391,978
4.000%, 11/20/44	409,897	396,275
4.000%, 12/20/44	23,669	22,882
4.000%, 08/20/46	70,713	68,248
4.000%, 08/20/48	67,664	64,975
4.000%, 03/15/50	25,227	24,057
4.000%, 03/20/50	28,263	26,957
4.000%, 04/20/50	186,544	177,032
4.500%, 08/15/39	416,342	417,810
4.500%, 02/20/40	38,958	39,239
4.500%, 06/15/40	135,070	135,303
4.500%, 07/15/40	28,775	28,782
4.500%, 09/20/40	4,219	4,247
4.500%, 03/15/41	168,609	168,626
4.500%, 04/15/41	14,347	14,286
4.500%, 08/20/48	344,845	342,113
4.500%, 09/20/48	237,016	235,035
4.500%, 10/20/48	333,522	330,588
4.500%, 01/20/49	51,892	51,432
4.500%, 03/20/50	67,920	67,153
5.000%, 03/15/39	16,681	17,012
5.000%, 07/15/39	30,010	30,865
5.000%, 08/15/39	26,629	27,273
5.000%, 09/15/39	21,244	21,792
5.000%, 04/15/40	11,959	12,149
5.000%, 08/15/40	57,314	58,323
5.000%, 04/15/41	25,031	25,470
5.000%, 09/15/41	23,374	24,033
5.000%, 08/20/52	1,532,160	1,535,364
5.000%, 11/20/52	75,757	75,880
5.000%, 12/20/52	75,543	75,685
5.000%, 02/20/53	151,213	151,718
5.470%, 08/20/59 (d)	339	339
5.500%, 10/15/39	4,992	5,245
5.500%, 03/20/53	2,033,390	2,067,126
5.500%, 04/20/53	138,710	140,943
6.000%, 06/15/36	237,349	250,540
6.000%, 02/20/54	495,547	514,139
Security Description	Principal Amount*	Value

Agency Mortgage-Backed Securities—(Continued)
Government National Mortgage Association REMICS
0.833%, 02/16/63 (c) (d)	3,966,968	$240,204
0.886%, 06/16/62 (c) (d)	3,557,088	222,094
0.965%, 05/16/62 (c) (d)	8,167,830	542,416
0.969%, 10/16/61 (c) (d)	2,685,221	196,931
0.971%, 06/16/61 (c) (d)	3,126,808	222,059
1.000%, 07/16/60	171,245	120,956
1.011%, 09/16/62 (c) (d)	3,602,005	255,084
1.113%, 06/16/61 (c) (d)	2,800,078	228,050
1.144%, 06/16/61 (c) (d)	2,518,190	205,390
1.271%, 09/16/60 (c) (d)	2,697,828	238,060
1.332%, 06/16/63 (c) (d)	2,548,443	234,062
1.433%, 06/16/61 (c) (d)	1,975,979	184,266
Government National Mortgage Association, TBA
2.500%, TBA (e)	2,700,000	2,328,539
3.000%, TBA (e)	2,200,000	1,976,477
3.500%, TBA (e)	200,000	181,976
4.500%, TBA (e)	1,800,000	1,753,031
5.000%, TBA (e)	700,000	698,345
6.000%, TBA (e)	3,600,000	3,665,953
Uniform Mortgage-Backed Security, TBA
5.000%, TBA (e)	1,100,000	1,096,906
5.500%, TBA (e)	1,400,000	1,419,576
6.000%, TBA (e)	4,500,000	4,620,274
		163,527,433
Total Agency Sponsored Mortgage-Backed Securities (Cost $213,566,447)		204,919,697

Foreign Government—6.2%
Sovereign — 6.2%
Abu Dhabi Government International Bonds
3.125%, 10/11/27 (144A)	2,860,000	2,831,506
Indonesia Government International Bonds
4.750%, 02/11/29	4,410,000	4,480,097
Israel Government AID Bonds
5.500%, 09/18/33	9,000,000	9,761,943
Israel Government International Bonds
5.500%, 03/12/34	2,500,000	2,589,716
Mexico Government International Bonds
5.850%, 07/02/32	4,643,000	4,770,265
Qatar Government International Bonds
4.000%, 03/14/29 (144A)	2,740,000	2,745,904
Republic of Poland Government International Bonds
3.250%, 04/06/26 (b)	2,820,000	2,814,760
Total Foreign Government (Cost $30,382,815)		29,994,191

Non-Agency Mortgage-Backed Securities—1.3%
Collateralized Mortgage Obligations — 1.3%
Angel Oak Mortgage Trust
5.348%, 10/25/69 (144A) (f)	567,820	570,517
BRAVO Residential Funding Trust
5.803%, 06/25/64 (144A) (f)	468,339	472,328
See accompanying notes to financial statements.
BHFTI-521

Brighthouse Funds Trust I
Western Asset Management Government Income Portfolio
Schedule of Investments as of December 31, 2025
Non-Agency Mortgage-Backed Securities—(Continued)
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
GCAT Trust
6.500%, 09/25/54 (144A) (d)	148,397	$152,291
JP Morgan Mortgage Trust
5.966%, 06/25/65 (144A) (f)	332,098	334,857
Morgan Stanley Residential Mortgage Loan Trust
6.500%, 06/25/54 (144A) (d)	728,800	747,959
OBX Trust
5.755%, 02/25/55 (144A) (f)	914,883	919,855
5.826%, 03/25/65 (144A) (f)	336,009	338,268
6.015%, 11/25/64 (144A) (f)	797,149	803,232
PRKCM Trust
4.100%, 04/25/57 (144A) (d)	238,830	238,432
PRPM Trust
5.674%, 12/26/69 (144A) (f)	217,027	218,576
Verus Securitization Trust
5.774%, 05/25/65 (144A) (f)	719,342	725,386
5.976%, 01/25/70 (144A) (f)	874,487	881,736
Total Non-Agency Mortgage-Backed Securities (Cost $6,343,457)		6,403,437

Short-Term Investments—0.9%
Repurchase Agreement—0.9%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/25 at 2.500%, due on 01/02/26, with a maturity value of $4,113,289; collateralized by U.S. Treasury Note at 3.875%, maturing 05/31/27, with a market value of $4,195,037	4,112,718	4,112,718
Total Short-Term Investments (Cost $4,112,718)		4,112,718
Total Investments—103.4% (Cost $533,703,897)		497,894,134
Other assets and liabilities (net)—(3.4)%		(16,188,546)
Net Assets—100.0%		$481,705,588

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	All or a portion of the security was held on loan. As of December 31, 2025, the market value of securities loaned was $1,739,406 and the collateral received consisted of non-cash collateral with a value of $1,800,821. The non-cash collateral received consists of U.S.
government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(c)	Interest only security.
(d)
Variable or floating rate security. The stated rate represents the rate at December 31, 2025.
Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(e)
TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

(f)	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(144A)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2025, the market value of 144A securities was
$17,176,075, which is 3.6% of net assets.

Investment Transactions
Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2025 were as follows:
Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$794,929,861	$9,983,578	$858 ,641,503	$22,502,945
Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2025 were as follows:
Purchases	Sales
$647,289,687	$652,049,681
See accompanying notes to financial statements.
BHFTI-522

Brighthouse Funds Trust I
Western Asset Management Government Income Portfolio
Schedule of Investments as of December 31, 2025
Investments in Derivative Instruments
Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 5 Year Futures	03/31/26	118	USD	12,897,953	$18,233
Effects of Derivative Instruments on the Financial Statements
The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2025 by category of risk exposure:
	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$18,233

(a)
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2025:
Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(689,169)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$598,775
For the year ended December 31, 2025, the average notional par or face amount outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$25,355,289
Futures contracts short	(20,060,700)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.
Fair Value Hierarchy
The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2025. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.
Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$252,464,091	$—	$252,464,091
Total Agency Sponsored Mortgage-Backed Securities*	—	204,919,697	—	204,919,697
Total Foreign Government*	—	29,994,191	—	29,994,191
Total Non-Agency Mortgage-Backed Securities*	—	6,403,437	—	6,403,437
Total Short-Term Investments*	—	4,112,718	—	4,112,718
Total Investments	$—	$497,894,134	$—	$497,894,134
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$18,233	$—	$—	$18,233

*	See Schedule of Investments for additional detailed categorizations.
See accompanying notes to financial statements.
BHFTI-523

Brighthouse Funds Trust I
Western Asset Management Government Income Portfolio
Statement of Assets and Liabilities

December 31, 2025
Assets
Investments at value (a)	$497,894,134
Cash collateral for futures contracts	178,005
Receivable for:
TBA securities sold	8,123,750
Fund shares sold	1,876
Interest	2,364,037
Prepaid expenses	1,843
Total Assets	508,563,645
Liabilities
Payable for:
TBA securities purchased	25,846,014
Fund shares redeemed	187,567
Variation margin on futures contracts	13,876
Accrued Expenses:
Management fees	168,762
Distribution and service fees	103,273
Deferred trustees’ fees	237,805
Other expenses	300,760
Total Liabilities	26,858,057
Net Assets	$481,705,588
Net Assets Consist of:
Paid in surplus	$624,161,729
Distributable earnings (Accumulated losses)	(142,456,141)
Net Assets	$481,705,588
Net Assets
Class B	$481,705,588
Capital Shares Outstanding*
Class B	52,280,081
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $533,703,897.
Statement of Operations

Year Ended December 31, 2025
Investment Income
Interest	$19,345,904
Securities lending income	3,801
Total investment income	19,349,705
Expenses
Management fees	2,320,451
Administration fees	49,494
Custodian and accounting fees	109,085
Distribution and service fees—Class B	1,275,696
Audit and tax services	76,495
Legal	48,492
Trustees’ fees and expenses	62,092
Shareholder reporting	32,074
Insurance	4,531
Miscellaneous	19,774
Total expenses	3,998,184
Less management fee waiver	(238,532)
Net expenses	3,759,652
Net Investment Income	15,590,053
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(8,982,766)
Futures contracts	(689,169)
Net realized gain (loss)	(9,671,935)
Net change in unrealized appreciation (depreciation) on:
Investments	29,509,258
Futures contracts	598,775
Net change in unrealized appreciation (depreciation)	30,108,033
Net realized and unrealized gain (loss)	20,436,098
Net Increase (Decrease) in Net Assets From Operations	$36,026,151
See accompanying notes to financial statements.
BHFTI-524

Brighthouse Funds Trust I
Western Asset Management Government Income Portfolio
Statements of Changes in Net Assets
	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$15,590,053	$15,932,158
Net realized gain (loss)	(9,671,935)	(27,973,983)
Net change in unrealized appreciation (depreciation)	30,108,033	13,314,226
Increase (decrease) in net assets from operations	36,026,151	1,272,401
From Distributions to Shareholders
Class B	(17,655,426)	(17,286,324)
Total distributions	(17,655,426)	(17,286,324)
Increase (decrease) in net assets from capital share transactions	(69,664,536)	(50,478,196)
Total increase (decrease) in net assets	(51,293,811)	(66,492,119)
Net Assets
Beginning of period	532,999,399	599,491,518
End of period	$481,705,588	$532,999,399

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Value	Shares	Value
Class B
Sales	3,327,694	$30,156,526	5,221,669	$47,261,733
Reinvestments	2,004,021	17,655,426	1,959,901	17,286,324
Redemptions	(12,963,415)	(117,476,488)	(12,732,000)	(115,026,253)
Net increase (decrease)	(7,631,700)	$(69,664,536)	(5,550,430)	$(50,478,196)
Increase (decrease) derived from capital shares transactions		$(69,664,536)		$(50,478,196)
See accompanying notes to financial statements.
BHFTI-525

Brighthouse Funds Trust I
Western Asset Management Government Income Portfolio
Financial Highlights
Selected per share data
	Class B
	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$8.90	$9.16	$9.01	$10.81	$11.27
Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.25	0.21	0.16	0.10
Net realized and unrealized gain (loss)	0.35	(0.23)	0.18	(1.74)	(0.32)
Total income (loss) from investment operations	0.63	0.02	0.39	(1.58)	(0.22)
Less Distributions
Distributions from net investment income	(0.32)	(0.28)	(0.24)	(0.22)	(0.24)
Total distributions	(0.32)	(0.28)	(0.24)	(0.22)	(0.24)
Net Asset Value, End of Period	$9.21	$8.90	$9.16	$9.01	$10.81
Total Return (%) (b)	7.21	0.22	4.39	(14.68)	(1.97)
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.77	0.76	0.74	0.73
Net ratio of expenses to average net assets (%) (c)	0.74	0.73	0.72	0.70	0.69
Ratio of net investment income (loss) to average net assets (%)	3.06	2.78	2.30	1.61	0.90
Portfolio turnover rate (%)	155 (d)	128 (d)	23 (d)	64 (d)	35 (d)
Net assets, end of period (in millions)	$481.7	$533.0	$599.5	$648.9	$860.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)
Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)
Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 32%, 34%, 20%, 36% and 30% for the years ended December 31, 2025,
2024, 2023, 2022, and 2021, respectively.

See accompanying notes to financial statements.
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Notes to Financial Statements — December 31, 2025
1.
Organization
Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act  of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series (each a “Portfolio,” and collectively the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. Brighthouse Investment Advisers has entered into investment subadvisory agreements with respect to managing certain Portfolios, as indicated in the table below (see also Note 6). Shares of the Portfolios are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.
On November 6, 2025, Brighthouse Financial, Inc. ("Brighthouse Financial") and affiliates of Aquarian Capital LLC (“Aquarian”), a diversified global holding company with a strategic portfolio of insurance and asset management solutions, providing investment opportunities to millions of people, entered into a definitive agreement under which Aquarian will, directly or indirectly through one or more subsidiaries, acquire Brighthouse Financial in an all cash transaction (the “Transaction”). On February 12, 2026, Brighthouse Financial's common stockholders approved the merger agreement. The Transaction is expected to close in 2026 and is subject to customary closing conditions, including antitrust clearance and the receipt of insurance regulatory approvals. The Adviser's continued service as investment adviser to the Trust following the Transaction is expected to be the subject of a proxy statement that is expected to be filed with the SEC and mailed to shareholders of the Portfolios in 2026.
Shares of each class of a Portfolio represent an equal pro rata interest in a Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of a Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the net assets of each class relative to the net assets of a Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.
The table below summarizes each Portfolio’s share classes registered and offered, diversification status, and subadviser, if applicable, as of December 31, 2025.
Portfolio	Classes Registered	Classes Offered	Diversified	Subadviser
AB Global Dynamic Allocation Portfolio	A, B, C, E	B	Yes	AllianceBernstein L.P.
AB International Bond Portfolio	A, B, C, E	A, B	Yes	AllianceBernstein L.P.
Allspring Mid Cap Value Portfolio	A, B, C, E	A, B	Yes	Allspring Global Investments, LLC
American Funds® Aggressive Allocation Portfolio	A, B, C, E	B, C	Yes	N/A
American Funds® Balanced Allocation Portfolio	A, B, C, E	B, C	Yes	N/A
American Funds® Growth Portfolio	A, B, C, E	C	Yes	N/A
American Funds® Moderate Allocation Portfolio	A, B, C, E	B, C	Yes	N/A
BlackRock Global Tactical Strategies Portfolio	A, B, C, E	B	Yes	BlackRock Financial Management, Inc.
BlackRock High Yield Portfolio	A, B, C, E	A, B	Yes	BlackRock Financial Management, Inc.
Brighthouse Asset Allocation 100 Portfolio	A, B, C, E	A, B	Yes	N/A
Brighthouse Balanced Plus Portfolio	A, B, C, E	B	Yes	Pacific Investment Management Company LLC
Brighthouse Small Cap Value Portfolio (a)	A, B, C, E	A, B	Yes	Allspring Global Investments, LLC
Brighthouse/Artisan International Portfolio	A, B, C, E	A, B	Yes	Artisan Partners Limited Partnership
Brighthouse/Eaton Vance Floating Rate Portfolio	A, B, C, E	A, B	Yes	Eaton Vance Management
Brighthouse/Franklin Low Duration Total Return Portfolio	A, B	A, B	Yes	Franklin Advisers, Inc.
Brighthouse/Templeton International Bond Portfolio	A, B, C, E	A, B	No	Franklin Advisers, Inc.
Brighthouse/Wellington Large Cap Research Portfolio	A, B, C, E	A, B, E	Yes	Wellington Management Company LLP
CBRE Global Real Estate Portfolio	A, B, C, E	A, B, E	Yes	CBRE Investment Management Listed Real Assets LLC
Harris Oakmark International Portfolio	A, B, C, E	A, B, E	Yes	Harris Associates L.P.
Invesco Balanced-Risk Allocation Portfolio	B	B	Yes	Invesco Advisers, Inc.
Invesco Comstock Portfolio	A, B, C, E	A, B	Yes	Invesco Advisers, Inc.
Invesco Global Equity Portfolio	A, B, C, E	A, B, E	Yes	Invesco Advisers, Inc.
Invesco Small Cap Growth Portfolio	A, B, C, E	A, B, E	Yes	Invesco Advisers, Inc.
JPMorgan Core Bond Portfolio	A, B, C, E	A, B	Yes	J.P. Morgan Investment Management, Inc.
JPMorgan Global Active Allocation Portfolio	A, B, C, E	B	Yes	J.P. Morgan Investment Management, Inc.
JPMorgan Small Cap Value Portfolio	A, B, C, E	A, B	Yes	J.P. Morgan Investment Management, Inc.
Loomis Sayles Global Allocation Portfolio	A, B, C, E	A, B	Yes	Loomis, Sayles & Company, L.P.
Loomis Sayles Growth Portfolio	A, B, C, E	A, B, E	Yes	Loomis, Sayles & Company, L.P.
MetLife Multi-Index Targeted Risk Portfolio	A, B, C, E	B	Yes	MetLife Investment Management, LLC
MFS® Research International Portfolio	A, B, C, E	A, B, E	Yes	Massachusetts Financial Services Company
Morgan Stanley Discovery Portfolio	A, B, C, E	A, B, E	Yes	Morgan Stanley Investment Management, Inc.
PanAgora Global Diversified Risk Portfolio	B	B	No	PanAgora Asset Management, Inc.
PIMCO Inflation Protected Bond Portfolio	A, B, C, E	A, B, E	Yes	Pacific Investment Management Company LLC
PIMCO Total Return Portfolio	A, B, C, E	A, B, E	Yes	Pacific Investment Management Company LLC
Schroders Global Multi-Asset Portfolio	B	B	Yes	Schroder Investment Management North America Inc.
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Notes to Financial Statements — December 31, 2025— (Continued)
Portfolio	Classes Registered	Classes Offered	Diversified	Subadviser
SSGA Emerging Markets Enhanced Index Portfolio	A, B, C, E	A, B	Yes	SSGA Funds Management, Inc.
SSGA Growth and Income ETF Portfolio	A, B, C, E	A, B, E	Yes	SSGA Funds Management, Inc.
SSGA Growth ETF Portfolio	A, B, C, E	A, B, E	Yes	SSGA Funds Management, Inc.
T. Rowe Price Large Cap Value Portfolio	A, B, C, E	A, B, E	Yes	T. Rowe Price Associates, Inc.
T. Rowe Price Mid Cap Growth Portfolio	A, B, C, E	A, B, E	Yes	T. Rowe Price Associates, Inc.
TCW Core Fixed Income Portfolio	A, B, C, E	A, B	Yes	TCW Investment Management Company LLC
Victory Sycamore Mid Cap Value Portfolio	A, B, C, E	A, B, E	Yes	Victory Capital Management Inc.
Western Asset Management Government Income Portfolio	A, B, C, E	B	Yes	Western Asset Management Company

(a)	Effective February 28, 2025, Delaware Investments Fund Advisers was removed as a subadviser to the Brighthouse Small Cap Value Portfolio.
The American Funds® Aggressive Allocation, American Funds® Balanced Allocation, and American Funds® Moderate Allocation Portfolios are designed on established principles of asset allocation to achieve a specific risk profile. The Portfolios will invest substantially all of their assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying American Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.
The American Funds® Growth Portfolio (the “Growth Portfolio”), a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the American Funds® Growth Fund (the “Master Fund”), a fund of the AFIS. The financial statements of the Master Fund should be read in conjunction with the Growth Portfolio's financial statements. As of December 31, 2025, the Growth Portfolio owned approximately 3.6% of the Master Fund.
The BlackRock Global Tactical Strategies Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange-traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.
The Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”) operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying BIA Portfolio,” and, collectively, the “Underlying BIA Portfolios”).
The Brighthouse Balanced Plus Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Underlying BIA Portfolios and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures. The Adviser is responsible for managing the Base Portion of the Portfolio and has entered into a subadvisory agreement with Pacific Investment Management Company LLC for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.
The MetLife Multi-Index Targeted Risk Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Underlying BIA Portfolios of the Brighthouse Funds Trust II and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps. The Adviser is responsible for managing the Base Portion of the Portfolio and has entered into a subadvisory agreement with MetLife Investment Management, LLC (“MIM”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.
The SSGA Growth and Income ETF and SSGA Growth ETF Portfolios were designed on established principles of asset allocation. The Portfolios will primarily invest their assets in Underlying ETFs, including, but not limited to, Standard and Poor’s Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., Schwab International Small-Cap Equity ETF, and Vanguard ETFs of the Vanguard® Index Funds.
2.
Consolidation of Subsidiaries
The AB Global Dynamic Allocation, BlackRock Global Tactical Strategies, Invesco Balanced-Risk Allocation, JPMorgan Global Active Allocation, PanAgora Global Diversified Risk, and Schroders Global Multi-Asset Portfolios may each invest a certain percentage of its
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Notes to Financial Statements — December 31, 2025— (Continued)
assets in a wholly-owned and controlled subsidiary of such Portfolio that is organized under the laws of the Cayman Islands as an exempted company (each, a “Subsidiary,” and together, the “Subsidiaries”).
Portfolio	Subsidiary	Max Investment as a % of Total Assets	Amount Held at December 31, 2025	% of the Portfolio's Total Assets
AB Global Dynamic Allocation Portfolio	AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.	10.0	$11,588,446	0.7
BlackRock Global Tactical Strategies Portfolio	BlackRock Global Tactical Strategies Portfolio, Ltd.	6.0	192,197,845	5.9
Invesco Balanced-Risk Allocation Portfolio	Invesco Balanced-Risk Allocation Portfolio, Ltd.	25.0	170,934,326	23.7
JPMorgan Global Active Allocation Portfolio	JPMorgan Global Active Allocation Portfolio, Ltd.	10.0	29,430	less than 0.1
PanAgora Global Diversified Risk Portfolio	PanAgora Global Diversified Risk Portfolio II, Ltd.	25.0	234,506,780	18.7
Schroders Global Multi-Asset Portfolio	Schroders Global Multi-Asset Portfolio, Ltd.	10.0	153,075	less than 0.1
Each Portfolio invests in its respective Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiaries) of the Portfolios and included in each Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.
Each Subsidiary invests primarily in commodity futures and/or swaps on commodity futures but may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolios, a Subsidiary may invest without limitation in commodity-linked derivatives. Each Portfolio and its respective Subsidiary will be subject to the applicable Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.
By investing in a Subsidiary, a Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of a Subsidiary will be achieved. The Subsidiaries are not registered under the 1940 Act and are not subject to all the investor protections of the 1940 Act. Each Portfolio, however, wholly owns and controls its respective Subsidiary, and each Portfolio and its Subsidiary are both managed by the Portfolio’s subadviser, making it unlikely that a Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of a Portfolio and/or its Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on a Subsidiary. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, the corresponding Portfolio’s shareholders would likely suffer decreased investment returns.
Each Portfolio’s Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights include the accounts of its respective Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for each Portfolio. The Subsidiaries each have a fiscal year end of December 31st for financial statement consolidation purposes. The Subsidiaries had a nonconforming tax year end of November 30th, 2025. On July 4th, 2025, the One Big Beautiful Bill Act repealed the election under Section 898(c)(2) of the Internal Revenue Code that previously permitted the Subsidiaries to adopt a taxable year beginning one month earlier than the taxable year of the Portfolios. The Subsidiaries now align their taxable year end with the Portfolios’ taxable year end and, as a result, had an additional one-month taxable year from December 1st, 2025 to December 31st, 2025.
3.
Significant Accounting Policies
The preparation of a Portfolio’s financial statements or consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements or consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements or consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2025, through the date the financial statements or consolidated financial statements were issued.
The Portfolios are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946-Financial Services-Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements or consolidated financial statements.
Investment Valuation and Fair Value Measurements - Each Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific
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Notes to Financial Statements — December 31, 2025— (Continued)
methodology used for an investment may vary based on the market data available for a specific investment at the time a Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.
GAAP defines fair market value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:
Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)
Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities held by a Portfolio, if any, will be disclosed following the fair value hierarchy table in the Portfolio’s Schedule of Investments.
Debt securities, including corporate, convertible, and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.
Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.
Domestic and foreign equity securities, such as common stock, exchange-traded funds (including Underlying ETFs), rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which a Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. A Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.
Investments in registered open-end management investment companies (including the Master Fund, Underlying American Portfolios, and Underlying BIA Portfolios) are valued at the reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.
Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.
Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are
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Notes to Financial Statements — December 31, 2025— (Continued)
categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.
Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.
Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.
Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.
If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with fair valuation procedures adopted by the Adviser. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as each Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of each Portfolio’s investments to assist with such oversight.
No single standard for determining the fair value of an investment can be set  forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of a Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include:  matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.
Investment Transactions and Related Investment Income - Each Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on an accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes.  Capital gains distributions received from the Underlying American Portfolios and Underlying BIA Portfolios are recorded as net realized gain in the applicable Portfolio’s Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with each Portfolio’s understanding of the applicable countries’ tax rules and rates.
In consideration of recent decisions rendered by European courts, certain Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2025, the following Portfolios received EU tax reclaim payments that were not previously accrued for due to uncertainty of collectability.
Portfolio	Tax Reclaim Payments
AB Global Dynamic Allocation Portfolio	$120,212
Invesco Global Equity Portfolio	19,487
JPMorgan Global Active Allocation Portfolio	12,615
PanAgora Global Diversified Risk Portfolio	442
Schroders Global Multi-Asset Portfolio	9,467
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Such amounts are included in dividends on the applicable Portfolio’s Statement of Operations or Consolidated Statement of Operations. No other amounts for additional EU tax reclaims are reflected in the financial statements or consolidated financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Foreign Currency Translation - The books and records of the Portfolios are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by a Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by a Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.
Dividends and Distributions to Shareholders - The Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.
Income Taxes - It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Each Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. Each Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2025, no Portfolios had uncertain tax positions that would require financial statement recognition, derecognition or disclosure.
Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to a Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian will have a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2025, the following Portfolios had a payment due to the Custodian pursuant to the foregoing arrangement.
Portfolio	Due to Custodian
Brighthouse/Templeton International Bond Portfolio	$60,000
MFS® Research International Portfolio	34,560
PanAgora Global Diversified Risk Portfolio	721
Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2025. None of the Portfolios had significant average overdraft advances during the year ended December 31, 2025.
Each significant accounting policy described below does not necessarily apply to each Portfolio, unless otherwise noted. For more information on the investment practices in which a particular Portfolio may engage, please refer to the Portfolio’s prospectus.
High-Yield Debt Securities - Certain Portfolios may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A Portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a Portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.
Floating Rate Loans - Certain Portfolios may invest in loans arranged through private negotiation between one or more financial institutions. A Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the
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Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.
A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participation in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.
A Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Unfunded Loan Commitments - Certain Portfolios may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower at any point in time, up to the maturity date of the issue. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Unfunded loan commitments are marked-to-market daily, and losses may arise due to changes in the value of these commitments. Open unfunded loan commitments, if any, are disclosed below and in the Portfolio's Schedule of Investments or Consolidated Schedule of Investments and any unrealized appreciation (depreciation) is included in the Portfolio's Statement of Assets & Liabilities and Statement of Operations. At December 31, 2025, the Portfolios had sufficient cash and/or securities to cover these commitments.
Portfolio	Security Description	Commitment Amount	Value
BlackRock High Yield Portfolio	Air Comm Corp. LLC 2025 Delayed Draw Term Loan	$7,787	$7,816
	Archkey Solutions LLC 2024 Delayed Draw Term Loan B	21,031	21,294
	GrafTech Finance, Inc. 2024 Delayed Draw Term Loan	158,974	162,153
	Kaman Corp. 2025 Delayed Draw Term Loan	52,608	52,885
	Pinnacle Buyer LLC Delayed Draw Term Loan	63,824	64,203
	Pye-Barker Fire & Safety LLC 2025 Delayed Draw Term Loan	59,930	60,370
	Springs Windows Fashions LLC 2024 FLFO Delayed Draw Term Loan	149,076	148,437
	Titan Acquisition Ltd. 2025 Add on Delayed Draw Term Loan	308,000	308,770
	Total	$821,230	$825,928
Brighthouse/Eaton Vance Floating Rate Portfolio	Air Comm Corp. LLC 2025 Delayed Draw Term Loan	$68,077	$68,332
	Astra Acquisition Corp. 2025 DIP Delayed Draw Term Loan	2,228	2,239
	Azuria Water Solutions, Inc. 2025 Delayed Draw Term Loan	61,688	62,112
	CohnReznick LLP Delayed Draw Term Loan	126,579	127,212
	CP Iris HoldCo I, Inc. 2025 Delayed Draw Term Loan	104,396	103,960
	Hanger, Inc. 2024 Delayed Draw Term Loan	60,798	61,077
	Kaman Corp. 2025 Delayed Draw Term Loan	116,897	117,510
	MRP Buyer LLC Delayed Draw Term Loan	87,435	86,971
	Raven Acquisition Holdings LLC Delayed Draw Term Loan	89,182	89,586
	Trio Bidco LLC 2025 Delayed Draw Term Loan	40,476	40,628
	Total	$757,756	$759,627
Brighthouse/Franklin Low Duration Total Return Portfolio	Pinnacle Buyer LLC Delayed Draw Term Loan	$14,050	$14,133
Loomis Sayles Global Allocation Portfolio	Hanger, Inc. 2024 Delayed Draw Term Loan	$3,417	$3,433
Inflation-Indexed Bonds - Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the applicable Portfolio’s Statement of Operations or Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Stripped Securities - Certain Portfolios may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of
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comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, a Portfolio may not fully recoup the initial investment in IOs.
Collateralized Obligations - Certain Portfolios may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.
For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
Mortgage-Related and Other Asset-Backed Securities - Certain Portfolios may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
In one type of SMBS, one class receives all the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on a Portfolio’s Statement of Operations or Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by a Portfolio are included in the Portfolio’s Schedule of Investments or Consolidated Schedule of Investments.
Certain Portfolios may invest a significant portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.
Mortgage Dollar Rolls - Certain Portfolios may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, a Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.
Mortgage dollar roll transactions involve the risk that the market value of the securities that a Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.
TBA Purchase and Forward Sale Commitments - Certain Portfolios may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves and involve a risk of loss if the value of the
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security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of a Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.
When-Issued and Delayed-Delivery Securities - Certain Portfolios may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.
Short Sales - Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, a Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.
Certain Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. In addition, when a Portfolio engages in short sales, a lender may request, or market conditions may dictate that securities sold short be returned to the lender on short notice, and the Portfolio may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Portfolio may be reduced or eliminated or the short sale may result in a loss. No more than one third of a Portfolio’s net assets will be deposited as collateral for the obligation to replace securities borrowed to effect short sales.
Repurchase Agreements - Certain Portfolios may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which a Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolios’ policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.
Reverse Repurchase Agreements - Certain Portfolios may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, a Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolios retain effective control over the transferred security, therefore accounting for the transaction as a secured borrowing. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it under the agreement. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Portfolio’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.
For the year ended December 31, 2025, the Brighthouse Balanced Plus Portfolio had an outstanding reverse repurchase agreement balance for 365 days. The average amount of borrowings was $102,801,125 and the annualized weighted average interest rate was 4.278% during the 365 day period.
For the year ended December 31, 2025, the PIMCO Inflation Protected Bond Portfolio had an outstanding reverse repurchase agreement balance for 86 days. The average amount of borrowings was $21,998,599 and the annualized weighted average interest rate was 2.054% during the 86 day period.
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For the year ended December 31, 2025, the PIMCO Total Return Portfolio had an outstanding reverse repurchase agreement balance for 303 days. The average amount of borrowings was $57,763,332 and the annualized weighted average interest rate was 4.331% during the 303 day period.
Details on a Portfolio’s open reverse repurchase agreements, if any, are disclosed following the Portfolio’s Schedule of Investments or Consolidated Schedule of Investments.
Secured Borrowing Transactions - Certain Portfolios may enter into transactions consisting of a transfer of a security by a Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Portfolio’s Statement of Operations or Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Portfolio’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. These secured borrowing transactions are subject to a  Master Securities Forward Transaction Agreement ("MFSTA"). The MSFTA is a master netting agreement which provides both parties with the rights to set-off in the event of default by either party.
For the year ended December 31, 2025, the Brighthouse Balanced Plus Portfolio had an outstanding secured borrowing transaction balance for 365 days. The average amount of borrowings was $169,365,146 and the annualized weighted average interest rate was 4.439% during the 365 day period. At December 31, 2025 the amount of the Portfolio’s outstanding borrowings was $97,966,548.
For the year ended December 31, 2025, the PIMCO Inflation Protected Bond Portfolio had an outstanding secured borrowing transaction balance for 365 days. The average amount of borrowings was $199,849,816 and the annualized weighted average interest rate was 4.405% during the 365 day period.  At December 31, 2025 the amount of the Portfolio’s outstanding borrowings was $1,663,948,349.
For the year ended December 31, 2025, the PIMCO Total Return Portfolio had an outstanding secured borrowing transaction balance for 87 days. The average amount of borrowings was $13,835,961 and the annualized weighted average interest rate was 4.210% during the 87 day period. At December 31, 2025 the amount of the Portfolio’s outstanding borrowings was $52,300,409.
A detailed breakdown of a Portfolio’s open transactions accounted for as secured borrowings, if any, are disclosed following the Portfolio’s Schedule of Investments or Consolidated Schedule of Investments.
Securities Lending - Certain Portfolios may lend their portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.
The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on a Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The Portfolios retain effective control over the transferred securities, therefore accounting for the transaction as a secured borrowing. The market value of investments made with cash collateral received is disclosed in the Portfolio’s Schedule of Investments or Consolidated Schedule of Investments and the valuation techniques are described in this Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.
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Income received by a Portfolio in securities lending transactions during the year ended December 31, 2025 is reflected as securities lending income on the Portfolio's Statement of Operations or Consolidated Statement of Operations. The values of any securities loaned by a Portfolio and the related collateral at December 31, 2025 are disclosed in the Portfolio’s footnotes to the Schedule of Investments or Consolidated Schedule of Investments. The value of the related collateral received by each Portfolio exceeded the value of the Portfolio’s securities out on loan at December 31, 2025.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent a Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify each Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.
Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, certain Portfolios may direct certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to a Portfolio, if any, are shown separately as broker commission recapture on the Portfolio’s Statement of Operations or Consolidated Statement of Operations. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Portfolio’s Financial Highlights for each share class.
4.
Investments in Derivative Instruments
Each derivative instrument described below does not necessarily apply to each Portfolio. For more information on the derivative instruments in which a particular Portfolio may enter into, please refer to the Portfolio’s prospectus.
Forward Foreign Currency Exchange Contracts - Certain Portfolios may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, a Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Portfolio's Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Portfolio's Statement of Operations or Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. A Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Futures Contracts - Certain Portfolios may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolios’ investments in futures were used for either hedging or investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Portfolio’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Portfolio’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Portfolio’s Statement of Operations or Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.
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Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiaries will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors such as changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.
Options Contracts - An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.
Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class, or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. A Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.
The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that a Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that a Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.
Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When a Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.
The premium received by a Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.
The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-floor options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.
Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.
An option on exchange-traded futures contracts is an option contract in which the underlying instrument is a single futures contract.
Swap Agreements - Certain Portfolios may enter into swap agreements in which a Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). A Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Portfolio’s Schedule of Investments or Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Portfolio’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.
BHFTI-538

Brighthouse Funds Trust I
Notes to Financial Statements — December 31, 2025— (Continued)
Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on a Portfolio’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on a Portfolio’s Statement of Operations or Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on a Portfolio’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/ depreciation on the Portfolio’s Statement of Operations or Consolidated Statement of Operations. A Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Portfolio’s Statement of Operations or Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Portfolio’s Statement of Operations or Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Portfolio’s Statement of Operations or Consolidated Statement of Operations.
Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in a Portfolio’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolios may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.
Centrally Cleared Swaps:  Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolios are not members of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolios hold cleared swaps through accounts at a clearing member. A Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.
Credit Default Swaps:  A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. A Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.
A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set  for the defaulted obligation.
BHFTI-539

Brighthouse Funds Trust I
Notes to Financial Statements — December 31, 2025— (Continued)
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the Portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.
The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2025, for which the Portfolio is the seller of protection, are disclosed in the Portfolio’s Schedule of Investments or Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.
Interest Rate Swaps:  A Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. A Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because a Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. A Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.
Total Return Swaps:  A Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.
5.
Certain Risks
In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist. Below is a summary of some, but not all, of those risks. Each risk described below does not necessarily apply to each Portfolio. For a description of the principal risks associated with investing in a particular Portfolio, please refer to the Portfolio’s prospectus.
BHFTI-540

Brighthouse Funds Trust I
Notes to Financial Statements — December 31, 2025— (Continued)
Market Risk: The value of securities held by a Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations; rapid technological developments, such as artificial intelligence, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics. In addition, unexpected political, regulatory, trade and diplomatic events, including trade policy changes or disputes, within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Foreign Investment Risk: The investments by a Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject a Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.
China Investment Risk:  Investments in China are subject to all of the risks described under “Foreign Investment Risk” above. In addition, under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. The Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including with respect to foreign investors of such companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which a Portfolio invests. Furthermore, U.S. or foreign government sanctions, restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments in Chinese issuers or causing the Portfolio to sell investments at disadvantageous times. For example, pursuant to Executive Order 14032 (issued on June 3, 2021), U.S. persons are prohibited from purchasing or investing in publicly-traded securities of companies designated to the “Non-SDN Chinese Military-Industrial Complex Companies List,” a list which can change from time to time (“Chinese Military Companies Sanctions”). The Chinese Military Companies Sanctions or other similar actions targeting investment in China could impair the market value of the Portfolio’s investments and limit the Portfolio’s ability to buy, sell, receive or deliver certain securities. As a result, the Portfolio may incur losses.
Commodities Risk: Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.
Credit and Counterparty Risk: A Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled, or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in a Portfolio’s financial statements or consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. A Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser or a Portfolio’s subadviser, as applicable, may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, a Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set  by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).
BHFTI-541

Brighthouse Funds Trust I
Notes to Financial Statements — December 31, 2025— (Continued)
For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives a Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Portfolio’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of a Portfolio under derivative contracts, if any, will be reported separately in the Portfolio’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio’s Schedule of Investments or Consolidated Schedule of Investments.
Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.
Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between a Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.
Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. A Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.
Additional risks associated with each type of investment are described above within the respective security type notes. Each Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.
6.
Investment Management Fees and Other Transactions with Affiliates
Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolios. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to each of the Portfolios. For providing investment management services to the Portfolios, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:
Portfolio	Fees earned for the the year ended December 31, 2025	% per Annum	Average Daily Net Assets
AB Global Dynamic Allocation Portfolio	$10,934,800	0.700%	Of the first $250 million
		0.650%	Of the next $250 million
		0.625%	Of the next $500 million
		0.600%	On amounts in excess of $1 billion
AB International Bond Portfolio	2,191,484	0.520%	Of the first $500 million
		0.500%	On amounts in excess of $500 million
Allspring Mid Cap Value Portfolio	2,236,940	0.750%	Of the first $200 million
		0.700%	On amounts in excess of $200 million
BHFTI-542

Brighthouse Funds Trust I
Notes to Financial Statements — December 31, 2025— (Continued)
Portfolio	Fees earned for the the year ended December 31, 2025	% per Annum	Average Daily Net Assets
American Funds® Aggressive Allocation Portfolio	$1,813,376	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion
American Funds® Balanced Allocation Portfolio	2,372,974	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion
American Funds® Moderate Allocation Portfolio	1,337,110	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion
BlackRock Global Tactical Strategies Portfolio	19,436,053	0.800%	Of the first $100 million
		0.750%	Of the next $200 million
		0.700%	Of the next $300 million
		0.675%	Of the next $400 million
		0.650%	On amounts in excess of $1 billion
BlackRock High Yield Portfolio	6,088,580	0.600%	All Assets
Brighthouse Asset Allocation 100 Portfolio	1,230,833	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion
Brighthouse Balanced Plus Portfolio	9,938,462	0.725%	Of the first $250 million
(Overlay Sleeve)		0.700%	Of the next $500 million
		0.675%	Of the next $250 million
		0.650%	On amounts in excess of $1 billion
Brighthouse Balanced Plus Portfolio	2,076,009	0.100%	Of the first $500 million
(Base Sleeve)		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion
Brighthouse Small Cap Value Portfolio	5,556,504	0.750%	Of the first $1 billion
		0.700%	On amounts in excess of $1 billion
Brighthouse/Artisan International Portfolio	6,229,525	0.750%	All Assets
Brighthouse/Eaton Vance Floating Rate Portfolio	3,193,611	0.625%	Of the first $100 million
		0.600%	On amounts in excess of $100 million
Brighthouse/Franklin Low Duration Total Return Portfolio	3,039,699	0.520%	Of the first $100 million
		0.510%	Of the next $150 million
		0.500%	Of the next $250 million
		0.490%	Of the next $500 million
		0.470%	Of the next $500 million
		0.450%	On amounts in excess of $1.5 billion
Brighthouse/Templeton International Bond Portfolio	2,337,717	0.600%	All Assets
Brighthouse/Wellington Large Cap Research Portfolio	13,368,071	0.625%	Of the first $250 million
		0.600%	Of the next $250 million
		0.575%	Of the next $500 million
		0.550%	Of the next $1 billion
		0.500%	On amounts in excess of $2 billion
CBRE Global Real Estate Portfolio	5,564,591	0.700%	Of the first $200 million
		0.650%	Of the next $550 million
		0.550%	On amounts in excess of $750 million
Harris Oakmark International Portfolio	15,995,873	0.850%	Of the first $100 million
		0.800%	Of the next $900 million
		0.750%	On amounts in excess of $1 billion
Invesco Balanced-Risk Allocation Portfolio	4,715,089	0.675%	Of the first $250 million
		0.650%	Of the next $500 million
		0.625%	Of the next $250 million
		0.600%	On amounts in excess of $1 billion
Invesco Comstock Portfolio	10,816,173	0.650%	Of the first $500 million
		0.600%	Of the next $500 million
		0.525%	On amounts in excess of $1 billion
Invesco Global Equity Portfolio	7,356,723	0.700%	Of the first $100 million
		0.680%	Of the next $150 million
		0.670%	Of the next $250 million
		0.660%	Of the next $250 million
		0.650%	On amounts in excess of $750 million
Invesco Small Cap Growth Portfolio	7,073,505	0.880%	Of the first $500 million
		0.830%	On amounts in excess of $500 million
BHFTI-543

Brighthouse Funds Trust I
Notes to Financial Statements — December 31, 2025— (Continued)
Portfolio	Fees earned for the the year ended December 31, 2025	% per Annum	Average Daily Net Assets
JPMorgan Core Bond Portfolio	$6,708,685	0.550%	All Assets
JPMorgan Global Active Allocation Portfolio	10,104,580	0.800%	Of the first $250 million
		0.750%	Of the next $250 million
		0.720%	Of the next $250 million
		0.700%	On amounts in excess of $750 million
JPMorgan Small Cap Value Portfolio	2,483,419	0.800%	Of the first $100 million
		0.775%	Of the next $400 million
		0.750%	Of the next $500 million
		0.725%	On amounts in excess of $1 billion
Loomis Sayles Global Allocation Portfolio	2,577,893	0.700%	Of the first $500 million
		0.650%	Of the next $500 million
		0.600%	On amounts in excess of $1 billion
Loomis Sayles Growth Portfolio	17,300,812	0.650%	Of the first $500 million
		0.600%	Of the next $500 million
		0.550%	Of the next $1 billion
		0.500%	On amounts in excess of $2 billion
MetLife Multi-Index Targeted Risk Portfolio	6,219,089	0.500%	Of the first $250 million
(Overlay Sleeve)		0.485%	Of the next $250 million
		0.470%	Of the next $500 million
		0.450%	On amounts in excess of $1 billion
MetLife Multi-Index Targeted Risk Portfolio	2,193,882	0.070%	Of the first $500 million
(Base Sleeve)		0.060%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion
MFS® Research International Portfolio	9,933,994	0.800%	Of the first $200 million
		0.750%	Of the next $300 million
		0.700%	Of the next $500 million
		0.650%	On amounts in excess of $1 billion
Morgan Stanley Discovery Portfolio	8,645,985	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.625%	On amounts in excess of $500 million
PanAgora Global Diversified Risk Portfolio	7,902,889	0.675%	Of the first $250 million
		0.650%	Of the next $500 million
		0.625%	Of the next $250 million
		0.600%	On amounts in excess of $1 billion
PIMCO Inflation Protected Bond Portfolio	7,233,469	0.500%	Of the first $1.2 billion
		0.450%	On amounts in excess of $1.2 billion
PIMCO Total Return Portfolio	17,333,681	0.500%	Of the first $1.2 billion
		0.475%	On amounts in excess of $1.2 billion
Schroders Global Multi-Asset Portfolio	3,915,576	0.680%	Of the first $100 million
		0.660%	Of the next $150 million
		0.640%	Of the next $500 million
		0.620%	Of the next $750 million
		0.600%	On amounts in excess of $1.5 billion
SSGA Emerging Markets Enhanced Index Portfolio	4,398,925	0.550%	Of the first $250 million
		0.500%	Of the next $250 million
		0.450%	On amounts in excess of $500 million
SSGA Growth and Income ETF Portfolio	5,111,246	0.330%	Of the first $500 million
		0.300%	On amounts in excess of $500 million
SSGA Growth ETF Portfolio	2,347,526	0.330%	Of the first $500 million
		0.300%	On amounts in excess of $500 million
T. Rowe Price Large Cap Value Portfolio (a)	14,266,291	0.570%	All Assets
T. Rowe Price Mid Cap Growth Portfolio	8,734,534	0.750%	All Assets
TCW Core Fixed Income Portfolio	6,980,267	0.550%	All Assets
Victory Sycamore Mid Cap Value Portfolio	5,630,352	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.625%	On amounts in excess of $500 million
Western Asset Management Government Income Portfolio	2,320,451	0.520%	Of the first $100 million
		0.440%	Of the next $400 million
		0.400%	On amounts in excess of $500 million

(a)	Fee schedule applies provided the Portfolio's average daily net assets exceed $1 billion. If assets fall below that level, a different fee schedule will apply.
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Notes to Financial Statements — December 31, 2025— (Continued)
With respect to the American Funds Growth Portfolio, the Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the American Funds Growth Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the American Funds Growth Portfolio will invest and monitors the Master Fund investment program. The Adviser currently receives no compensation for its services to the American Funds Growth Portfolio. In the event that the American Funds Growth Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at the annual rate of 0.750% of average daily net assets.
Brighthouse Investment Advisers has entered into investment subadvisory agreements with respect to managing certain of the Portfolios. The subadvisers are compensated by Brighthouse Investment Advisers to provide subadvisory services for the applicable Portfolios. See  Note 1 for a list of each Portfolio’s respective subadviser.
For providing subadvisory services to the Metlife Multi-Index Targeted Risk Portfolio, the Adviser has agreed to pay MIM an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:
Portfolio	Fees earned for the year ended December 31, 2025	% per Annum	Average Daily Net Assets
MetLife Multi-Index Targeted Risk Portfolio	$2,150,105	0.200%	Of the first $250 million
		0.185%	Of the next $250 million
		0.150%	Of the next $500 million
		0.140%	On amounts in excess of $1 billion
Management Fee Waiver - Pursuant to management fee waiver agreements, the Adviser has agreed, for the period May 1, 2025 to April 30, 2026, to reduce its advisory fees set  out above under “Investment Management Agreement” for each class of certain Portfolios as follows in the table below. Except as footnoted, identical contractual fee waivers were in effect during the period prior to May 1, 2025. Amounts waived for the year ended December 31, 2025 are included in the table below and in the amount shown as a management fee waiver in the Portfolios’ Statement of Operations  or Consolidated Statement of Operations.
Portfolio	Fees waived for the the year ended December 31, 2025	% per Annum Reduction	Average Daily Net Assets
AB Global Dynamic Allocation Portfolio	$125,000	0.025%	$500 million to $1 billion
		0.020%	$2 billion to $3.5 billion
		0.030%	$3.5 billion to $5 billion
		0.040%	On amounts in excess of $5 billion
AB International Bond Portfolio	0	0.020%	$1 billion to $1.5 billion
		0.040%	On amounts in excess of $1.5 billion
Allspring Mid Cap Value Portfolio	215,139	0.050%	Of the first $50 million
		0.075%	Of the next $50 million
		0.100%	Of the next $100 million
		0.050%	Of the next $300 million
		0.100%	On amounts in excess of $500 million
BlackRock Global Tactical Strategies Portfolio	1,749,222	0.180%	Of the first $100 million
		0.130%	Of the next $200 million
		0.080%	Of the next $300 million
		0.055%	Of the next $400 million
		0.030%	Of the next $500 million
		0.050%	Of the next $1.5 billion
		0.100%	Of the next $2 billion
		0.130%	On amounts in excess of $5 billion
BlackRock High Yield Portfolio	257,382	0.050%	On amounts in excess of $500 million
Brighthouse Balanced Plus Portfolio	250,000	0.050%	Of the first $250 million
(Overlay Sleeve)		0.025%	$250 million to $750 million
		0.025%	$2.5 billion to $5 billion
		0.050%	On amounts in excess of $5 billion
Brighthouse Small Cap Value Portfolio (a)	271,915	0.075%	$250 million to $500 million
		0.050%	$500 million to $700 million
		0.070%	On amounts in excess of $700 million
Brighthouse/Artisan International Portfolio	40,418	0.050%	On amounts in excess of $750 million
Brighthouse/Eaton Vance Floating Rate Portfolio	5,633	0.020%	On amounts in excess of $500 million
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Notes to Financial Statements — December 31, 2025— (Continued)
Portfolio	Fees waived for the the year ended December 31, 2025	% per Annum Reduction	Average Daily Net Assets
Brighthouse/Franklin Low Duration Total Return Portfolio	$332,700	0.040%	Of the first $100 million
		0.030%	Of the next $50 million
		0.060%	Of the next $100 million
		0.050%	Of the next $250 million
		0.090%	Of the next $1 billion
		0.070%	On amounts in excess of $1.5 billion
Brighthouse/Templeton International Bond Portfolio	155,848	0.040%	Of the first $500 million
		0.060%	Of the next $500 million
		0.080%	On amounts in excess of $1 billion
Brighthouse/Wellington Large Cap Research Portfolio	981,692	0.070%	Of the first $250 million
		0.045%	Of the next $1.75 billion
		0.005%	On amounts in excess of $2 billion
CBRE Global Real Estate Portfolio	350,000	0.050%	Of the first $200 million
		0.050%	$250 million to $750 million
		0.050%	On amounts in excess of $1 billion
Harris Oakmark International Portfolio	1,919,587	0.250%	Of the first $50 million
		0.200%	Of the next $50 million
		0.100%	Of the next $900 million
		0.075%	On amounts in excess of $1 billion
Invesco Comstock Portfolio	654,937	0.050%	Of the first $250 million
		0.025%	Of the next $250 million
		0.050%	Of the next $500 million
		0.025%	Of the next $1 billion
		0.050%	On amounts in excess of $2 billion
Invesco Global Equity Portfolio	1,477,345	0.110%	Of the first $100 million
		0.140%	Of the next $150 million
		0.130%	Of the next $50 million
		0.160%	Of the next $50 million
		0.140%	Of the next $150 million
		0.130%	Of the next $100 million
		0.140%	Of the next $150 million
		0.130%	On amounts in excess of $750 million
Invesco Small Cap Growth Portfolio (b)	719,357	0.150%	Of the first $200 million
		0.175%	Of the next $200 million
		0.200%	Of the next $100 million
		0.150%	On amounts in excess of $500 million
JPMorgan Core Bond Portfolio	1,707,665	0.140%	All Assets
JPMorgan Global Active Allocation Portfolio	866,399	0.125%	Of the first $250 million
		0.075%	Of the next $250 million
		0.045%	Of the next $250 million
		0.025%	Of the next $250 million
		0.050%	Of the next $2 billion
		0.075%	Of the next $2 billion
		0.100%	On amounts in excess of $5 billion
JPMorgan Small Cap Value Portfolio	317,215	0.075%	Of the first $50 million
		0.125%	Of the next $50 million
		0.100%	Of the next $400 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion
Loomis Sayles Global Allocation Portfolio	50,000	0.020%	Of the first $250 million
		0.025%	$500 million to $1 billion
		0.050%	On amounts in excess of $1.5 billion
Loomis Sayles Growth Portfolio	723,646	0.117%	Of the first $500 million
		0.067%	Of the next $500 million
		0.017%	Of the next $1 billion
		(0.033)%	Of the next $1.645 billion
		0.015%	On amounts in excess of $3.645 billion
MetLife Multi-Index Targeted Risk Portfolio	131,258	0.020%	$500 million to $1 billion
(Overlay Sleeve)		0.010%	On amounts in excess of $1 billion
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Notes to Financial Statements — December 31, 2025— (Continued)
Portfolio	Fees waived for the the year ended December 31, 2025	% per Annum Reduction	Average Daily Net Assets
MFS® Research International Portfolio (c)	$1,798,609	0.275%	Of the first $200 million
		0.225%	Of the next $300 million
		0.175%	Of the next $500 million
		0.150%	Of the next $500 million
		0.175%	On amounts in excess of $1.5 billion
Morgan Stanley Discovery Portfolio	348,679	0.050%	Of the first $200 million
		0.050%	On amounts in excess of $850 million
PanAgora Global Diversified Risk Portfolio	123,380	0.025%	Of the first $250 million
		0.010%	Of the next $500 million
		(0.005)%	Of the next $250 million
		0.010%	Of the next $500 million
		0.040%	On amounts in excess of $1.5 billion
PIMCO Inflation Protected Bond Portfolio	0	0.025%	On amounts in excess of $2 billion
PIMCO Total Return Portfolio	793,019	0.025%	$1 billion to $3 billion
		0.050%	On amounts in excess of $3 billion
Schroders Global Multi-Asset Portfolio	90,131	0.025%	Of the first $100 million
		0.005%	Of the next $100 million
		0.015%	Of the next $550 million
		0.025%	Of the next $500 million
		0.040%	Of the next $250 million
		0.020%	Of the next $250 million
		0.050%	On amounts in excess of $1.75 billion
SSGA Emerging Markets Enhanced Index Portfolio	284,834	0.025%	Of the first $250 million
		0.015%	Of the next $250 million
		0.025%	Of the next $250 million
		0.055%	On amounts in excess of $750 million
T. Rowe Price Large Cap Value Portfolio	1,376,572	0.055%	All Assets
T. Rowe Price Mid Cap Growth Portfolio	1,048,144	0.090%	All Assets
TCW Core Fixed Income Portfolio	1,503,709	0.070%	Of the first $500 million
		0.150%	Of the next $1.5 billion
		0.200%	On amounts in excess of $2 billion
Victory Sycamore Mid Cap Value Portfolio	800,128	0.110%	Of the first $200 million
		0.080%	Of the next $200 million
		0.110%	Of the next $100 million
		0.085%	On amounts in excess of $500 million
Western Asset Management Government Income Portfolio	59,751	0.015%	$100 million to $500 million
		0.010%	$1 billion to $2 billion
		0.030%	On amounts in excess of $2 billion

(a)
An identical expense agreement was in place for the period March 1, 2025 through April 30, 2025. Prior to March 1, 2025, the Adviser had agreed, for the period May 1, 2024 to February 28, 2025, to reduce its advisory fees for each class of the Brighthouse Small Cap Value Portfolio at the annual rate of 0.025% of the Portfolio's average daily net assets from $500 million to $1 billion and 0.050% on such assets over $1 billion.

(b)
Prior to December 1, 2025 the Adviser had agreed, for the period May 1, 2025 to November 30, 2025, to reduce its advisory fees for each class of the Invesco Small Cap Growth Portfolio at the annual rate of 0.100% of the first $500 million, 0.050% of the next $500 million and 0.100% on amounts in excess of $1 billion. An identical agreement was in place during the period prior to May 1, 2025.

(c)
Prior to November 1, 2025 the Adviser had agreed, for the period May 1, 2025 to October 31, 2025, to reduce its advisory fees for each class of the MFS® Research International Portfolio at the annual rate of 0.205% of the first $200 million, 0.155% of the next $300 million, 0.105% of the next $500 million, 0.055% of the next $1.5 billion and 0.075% on amounts in excess of $2.5 billion. An identical agreement was in place during the period prior to May 1, 2025.

For the Brighthouse/Franklin Low Duration Total Return Portfolio, for the period May 1, 2025 to April 30, 2026, Brighthouse Investment Advisers has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Portfolio and those of the Brighthouse/Templeton International Bond Portfolio, also subadvised by the Subadviser. An identical agreement was in place during the period prior to May 1, 2025. $119,134 was waived for the year ended December 31, 2025 and is included in the amount shown as a management fee waiver in the Portfolio's Statement of Operations.
For the SSGA Emerging Markets Enhanced Index Portfolio, for the period August 19, 2024 to April 27, 2025, Brighthouse Investment Advisers had contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fees payable by the Adviser to the Subadviser calculated based solely on the assets of SSGA Emerging Markets Enhanced Index Portfolio and SSGA Emerging Markets Enhanced Index Portfolio II, a former series of the Trust, (the “SSGA Portfolios”) individually and (b) the aggregate subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would have
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Brighthouse Funds Trust I
Notes to Financial Statements — December 31, 2025— (Continued)
applied to the combined net assets of the SSGA Portfolios. $72,881 was waived for the SSGA Emerging Markets Enhanced Index Portfolio during the year ended December 31, 2025 and is included in the amount shown as a management fee waiver in the Portfolios' Statement of Operations.
For the Western Asset Management Government Income Portfolio (the “Western Government Portfolio”), for the period May 1, 2025 to April 30, 2026, Brighthouse Investment Advisers has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Western Government Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Western Government Portfolio and those of Western Asset Management U.S. Government Portfolio, a series of Brighthouse Funds Trust II also advised by the Subadviser. An identical agreement was in place during the period prior to May 1, 2025. $178,781 was waived for the year ended December 31, 2025 and is included in the amount shown as a management fee waiver in the Western Government Portfolio’s Statement of Operations.
Invesco Advisers, Inc., the subadviser to the Invesco Balanced-Risk Allocation Portfolio (the "IBRA Portfolio"), has agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it receives as a result of any investment by the IBRA Portfolio in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the subadviser or any of its affiliates serves as investment adviser. The Adviser has agreed to waive a portion of the management fee related to the subadviser’s waiving of its subadvisory fee on funds where the subadviser or any of its affiliates serves as investment adviser. $44,277 was waived for the year ended December 31, 2025 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.
Certain subadvisers have voluntarily agreed to waive a portion of their subadvisory fees payable by the Adviser to the subadviser for managing the Portfolios. The Adviser has agreed to reduce its advisory fees to reflect a portion of the amount waived by the subadvisers for managing the Portfolios pursuant to these voluntary subadvisory fee waivers. Fees waived in the aggregate for the year ended December 31, 2025 are disclosed in the table below and are included in the total amount shown as a management fee waiver in the applicable Portfolio’s Statement of Operations or Consolidated Statement of Operations.
Portfolio	Fees voluntarily waived for the year ended December 31, 2025
Brighthouse/Wellington Large Cap Research Portfolio	$698,623
Invesco Balanced-Risk Allocation Portfolio	55,677
Invesco Comstock Portfolio	117,646
Invesco Global Equity Portfolio	57,986
Invesco Small Cap Growth Portfolio	87,915
PIMCO Inflation Protected Bond Portfolio	131,020
PIMCO Total Return Portfolio	285,944
T. Rowe Price Large Cap Value Portfolio	481,177
T. Rowe Price Mid Cap Growth Portfolio	374,746
Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.
Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.
Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by each Portfolio for the year ended  December 31, 2025 are shown as Distribution and service fees in the Portfolio's Statement of Operations or Consolidated Statement of Operations.
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Notes to Financial Statements — December 31, 2025— (Continued)
Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain Portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in each Portfolio's Statement of Operations or Consolidated Statement of Operations. The portion of the accrued obligations allocated to each Portfolio under the Plan is reflected as Deferred trustees’ fees in each Portfolio's Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.
Affiliated Broker – During the year ended December 31, 2025 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:
Portfolio	Affiliate	Commision
Invesco Comstock Portfolio	Invesco Capital Markets, Inc.	$60,214
Invesco Global Equity Portfolio	Invesco Capital Markets, Inc.	992
Invesco Small Cap Growth Portfolio	Invesco Capital Markets, Inc.	47,195
Morgan Stanley Discovery Portfolio	Morgan Stanley & Co. LLC	1,025
7.
Contractual Obligations
Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
8.
 Commitments and Contingent Liabilities
A Portfolio may enter into commitments, or agreements, to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval, and may obligate the Portfolio to make future cash payments.
At December 31, 2025, the PIMCO Inflation Protected Bond Portfolio had an outstanding commitment of $14,580,852 to purchase a mortgage-backed security issued by Pepper Master Trust in the par amount of AUD 22,300,000.
At December 31, 2025, the PIMCO Total Return Portfolio had an outstanding commitment of $40,800,234 to purchase a mortgage-backed security issued by Pepper Master Trust in the par amount of AUD 62,400,000.
Unrealized appreciation (depreciation) on any commitments outstanding at December 31, 2025 is separately presented in the respective Portfolio's Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments. Outstanding commitments would be considered Level 3 in the fair value hierarchy at December 31, 2025.
9.
Operating Segments
The Trust has adopted Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The Trust’s President and Chief Executive Officer acts as the Portfolios’ chief operating decision maker ("CODM"). Each Portfolio operates as a single reportable segment, which reflects how the CODM monitors and manages the operating results of each Portfolio. The CODM manages the allocation of resources in accordance with each Portfolio’s objective and the terms of its prospectus and evaluates the total return of the Portfolio versus its comparative benchmark(s). The Adviser or Subadviser implements the investment objective and program by selecting securities and determining asset allocation ranges. The financial information used by the CODM to assess the segment’s performance and to allocate resources, including total return, expense ratios,changes in net assets from operations and portfolio composition is consistent with that presented within each Portfolio’s financial statements and financial highlights.
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Brighthouse Funds Trust I
Notes to Financial Statements — December 31, 2025— (Continued)
10.
Income Tax Information
The cost basis of investments for federal income tax purposes at December 31, 2025 was as follows:
Portfolio	Cost Basis of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AB Global Dynamic Allocation Portfolio	$1,382,528,701	$446,234,967	$(122,721,606)	$323,513,361
AB International Bond Portfolio	399,871,933	17,808,458	(22,860,751)	(5,052,293)
Allspring Mid Cap Value Portfolio	316,346,493	60,942,002	(13,346,462)	47,595,540
American Funds® Aggressive Allocation Portfolio	2,374,858,386	606,527,089	(51,524,708)	555,002,381
American Funds® Balanced Allocation Portfolio	3,575,425,314	656,249,308	(196,497,451)	459,751,857
American Funds® Growth Portfolio	1,318,219,020	670,951,015	(4,502)	670,946,513
American Funds® Moderate Allocation Portfolio	1,818,399,810	243,991,398	(141,016,423)	102,974,975
BlackRock Global Tactical Strategies Portfolio	3,024,063,420	464,981,535	(342,037,771)	122,943,764
BlackRock High Yield Portfolio	1,120,584,720	33,294,272	(14,294,252)	19,000,020
Brighthouse Asset Allocation 100 Portfolio	1,602,407,894	187,719,903	(34,385,658)	153,334,245
Brighthouse Balanced Plus Portfolio	5,637,547,716	214,699,137	(651,628,349)	(436,929,212)
Brighthouse Small Cap Value Portfolio	827,935,191	89,735,487	(66,647,534)	23,087,953
Brighthouse/Artisan International Portfolio	679,359,989	171,679,972	(30,928,533)	140,751,439
Brighthouse/Eaton Vance Floating Rate Portfolio	540,663,532	5,409,265	(19,708,023)	(14,298,758)
Brighthouse/Franklin Low Duration Total Return Portfolio	629,163,676	4,403,783	(8,203,354)	(3,799,571)
Brighthouse/Templeton International Bond Portfolio	341,160,513	17,511,613	(14,438,943)	3,072,670
Brighthouse/Wellington Large Cap Research Portfolio	2,084,185,670	551,266,081	(66,152,706)	485,113,375
CBRE Global Real Estate Portfolio	857,589,649	83,298,708	(37,174,341)	46,124,367
Harris Oakmark International Portfolio	1,800,968,003	398,915,212	(124,195,586)	274,719,626
Invesco Balanced-Risk Allocation Portfolio	677,927,852	7,744,700	(10,562)	7,734,138
Invesco Comstock Portfolio	1,410,631,718	582,170,781	(70,522,780)	511,648,001
Invesco Global Equity Portfolio	635,651,970	531,471,158	(14,988,078)	516,483,080
Invesco Small Cap Growth Portfolio	664,236,698	198,162,597	(22,812,647)	175,349,950
JPMorgan Core Bond Portfolio	1,287,926,098	17,996,358	(91,433,649)	(73,437,291)
JPMorgan Global Active Allocation Portfolio	1,300,409,780	166,932,206	(34,875,949)	132,056,257
JPMorgan Small Cap Value Portfolio	289,185,062	56,474,114	(16,596,618)	39,877,496
Loomis Sayles Global Allocation Portfolio	285,159,023	94,465,544	(8,378,540)	86,087,004
Loomis Sayles Growth Portfolio	1,585,838,342	1,682,823,963	(79,514,718)	1,603,309,245
MetLife Multi-Index Targeted Risk Portfolio	4,952,930,427	247,794,100	(107,922,431)	139,871,669
MFS® Research International Portfolio	1,122,046,692	349,664,410	(44,384,191)	305,280,219
Morgan Stanley Discovery Portfolio	1,351,135,315	339,553,260	(215,704,867)	123,848,393
PanAgora Global Diversified Risk Portfolio	1,217,318,242	35,056,819	(6,367,567)	28,689,252
PIMCO Inflation Protected Bond Portfolio	2,107,724,575	42,426,277	(231,599,659)	(189,173,382)
PIMCO Total Return Portfolio	5,049,912,634	98,331,500	(304,719,574)	(206,388,074)
Schroders Global Multi-Asset Portfolio	547,526,137	95,781,172	(17,340,126)	78,441,046
SSGA Emerging Markets Enhanced Index Portfolio	943,324,772	307,375,054	(95,645,541)	211,729,513
SSGA Growth and Income ETF Portfolio	1,582,496,389	225,718,984	(3,038,548)	222,680,436
SSGA Growth ETF Portfolio	654,296,142	136,571,656	(2,205,940)	134,365,716
T. Rowe Price Large Cap Value Portfolio	2,217,427,985	508,635,525	(66,262,149)	442,373,376
T. Rowe Price Mid Cap Growth Portfolio	1,147,268,437	257,501,515	(56,817,805)	200,683,710
TCW Core Fixed Income Portfolio	1,552,803,458	9,784,770	(29,738,162)	(19,953,392)
Victory Sycamore Mid Cap Value Portfolio	930,836,179	112,873,966	(25,337,851)	87,536,115
Western Asset Management Government Income Portfolio	534,786,036	2,021,689	(38,913,591)	(36,891,902)
BHFTI-550

Brighthouse Funds Trust I
Notes to Financial Statements — December 31, 2025— (Continued)
The tax character of distributions paid for the years ended December 31, 2025, and December 31, 2024 for each Portfolio, as applicable, were as follows:
	Year Ended December 31, 2025			Year Ended December 31, 2024
Portfolio	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
AB Global Dynamic Allocation Portfolio	$55,808,718	$228,929,639	$—	$33,463,713	$—	$—
AB International Bond Portfolio	38,935,600	—	—	17,717,739	—	—
Allspring Mid Cap Value Portfolio	6,071,529	49,007,845	—	5,165,993	21,838,044	—
American Funds® Aggressive Allocation Portfolio	33,688,810	201,587,166	—	34,451,170	114,105,253	—
American Funds® Balanced Allocation Portfolio	73,605,054	238,427,198	—	67,753,123	132,755,623	—
American Funds® Growth Portfolio	894,592	176,831,161	—	460,300	135,941,948	—
American Funds® Moderate Allocation Portfolio	46,493,403	89,379,208	—	42,795,408	49,345,960	—
BlackRock Global Tactical Strategies Portfolio	40,322,963	334,443,397	—	61,692,430	—	—
BlackRock High Yield Portfolio	67,144,402	—	—	58,095,779	—	—
Brighthouse Asset Allocation 100 Portfolio	21,102,059	74,626,174	—	16,997,989	63,661,470	—
Brighthouse Balanced Plus Portfolio	191,196,942	—	—	179,265,176	—	—
Brighthouse Small Cap Value Portfolio	16,732,334	102,161,455	—	13,264,296	56,669,367	—
Brighthouse/Artisan International Portfolio	32,830,033	113,773,110	—	10,254,251	—	—
Brighthouse/Eaton Vance Floating Rate Portfolio	47,509,571	—	—	50,675,843	—	—
Brighthouse/Franklin Low Duration Total Return Portfolio	30,050,127	—	—	29,513,731	—	—
Brighthouse/Wellington Large Cap Research Portfolio	56,144,067	380,953,260	—	20,769,208	154,393,888	—
CBRE Global Real Estate Portfolio	24,337,015	—	—	33,838,113	—	—
Harris Oakmark International Portfolio	46,261,907	70,145,786	—	49,674,804	—	—
Invesco Balanced-Risk Allocation Portfolio	42,291,465	—	—	16,204,335	—	—
Invesco Comstock Portfolio	39,651,163	226,736,383	—	37,363,435	162,532,146	—
Invesco Global Equity Portfolio	1,172,515	168,878,918	—	2,479,649	100,523,357	—
JPMorgan Core Bond Portfolio	49,846,872	—	—	45,132,204	—	—
JPMorgan Global Active Allocation Portfolio	32,455,521	—	—	13,275,875	—	—
JPMorgan Small Cap Value Portfolio	6,775,936	31,188,808	—	6,302,352	—	—
Loomis Sayles Global Allocation Portfolio	3,887,430	29,561,222	—	3,550,363	18,425,308	—
Loomis Sayles Growth Portfolio	—	420,084,816	—	—	246,240,121	—
MetLife Multi-Index Targeted Risk Portfolio	35,313,336	—	—	29,740,090	—	—
MFS® Research International Portfolio	26,288,786	79,876,444	—	28,290,728	36,210,745	—
PanAgora Global Diversified Risk Portfolio	127,511,120	—	—	6,897,695	—	—
PIMCO Inflation Protected Bond Portfolio	27,455,223	—	—	—	—	—
PIMCO Total Return Portfolio	202,875,215	—	—	115,432,742	—	—
Schroders Global Multi-Asset Portfolio	8,730,383	30,700,251	—	18,384,023	—	—
SSGA Emerging Markets Enhanced Index Portfolio	10,117,019	—	—	13,241,870	—	—
SSGA Growth and Income ETF Portfolio	67,660,676	22,381,673	—	40,894,664	—	—
SSGA Growth ETF Portfolio	26,452,700	36,827,795	—	15,261,274	—	—
T. Rowe Price Large Cap Value Portfolio	49,095,012	233,071,158	—	86,149,757	91,185,206	—
T. Rowe Price Mid Cap Growth Portfolio	—	191,013,073	—	4,728,495	131,404,291	—
TCW Core Fixed Income Portfolio	58,977,830	—	—	60,038,455	—	—
Victory Sycamore Mid Cap Value Portfolio	21,282,285	96,743,508	—	12,648,840	59,146,113	—
Western Asset Management Government Income Portfolio	17,655,426	—	—	17,286,324	—	—
As of December 31, 2025, the components of distributable earnings (accumulated losses) on a federal income tax basis for each Portfolio were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses
AB Global Dynamic Allocation Portfolio	$19,351,777	$47,753,454	$323,904,126	$—
AB International Bond Portfolio	12,215,303	—	(5,035,622)	(139,210,628)
Allspring Mid Cap Value Portfolio	5,004,640	27,046,695	47,595,532	—
American Funds® Aggressive Allocation Portfolio	35,638,607	305,235,744	555,002,381	—
American Funds® Balanced Allocation Portfolio	76,464,841	330,043,251	459,751,857	—
American Funds® Growth Portfolio	13,193,772	258,909,973	670,946,513	—
American Funds® Moderate Allocation Portfolio	46,219,017	116,721,034	102,974,975	—
BlackRock Global Tactical Strategies Portfolio	79,281,352	33,528,225	122,931,959	—
BlackRock High Yield Portfolio	62,589,633	—	19,008,867	(77,124,547)
BHFTI-551

Brighthouse Funds Trust I
Notes to Financial Statements — December 31, 2025— (Continued)
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses
Brighthouse Asset Allocation 100 Portfolio	$23,472,351	$179,066,315	$153,334,245	$—
Brighthouse Balanced Plus Portfolio	160,376,011	—	(436,927,222)	(391,016,681)
Brighthouse Small Cap Value Portfolio	10,206,494	91,736,383	23,087,953	—
Brighthouse/Artisan International Portfolio	66,062,889	99,359,262	141,101,575	—
Brighthouse/Eaton Vance Floating Rate Portfolio	36,829,827	—	(14,298,758)	(76,930,388)
Brighthouse/Franklin Low Duration Total Return Portfolio	25,890,543	—	(3,799,453)	(159,587,119)
Brighthouse/Templeton International Bond Portfolio	2,976,901	—	3,173,145	(115,413,704)
Brighthouse/Wellington Large Cap Research Portfolio	67,863,492	249,030,819	485,113,375	—
CBRE Global Real Estate Portfolio	29,746,512	—	46,158,733	(31,402,355)
Harris Oakmark International Portfolio	92,921,339	71,119,625	275,306,487	—
Invesco Balanced-Risk Allocation Portfolio	48,155,789	—	7,745,748	(71,569,644)
Invesco Comstock Portfolio	30,102,615	207,658,108	511,653,609	—
Invesco Global Equity Portfolio	1,894,862	189,925,388	512,730,317	—
Invesco Small Cap Growth Portfolio	—	62,187,058	175,349,976	—
JPMorgan Core Bond Portfolio	47,342,551	—	(73,437,291)	(138,992,770)
JPMorgan Global Active Allocation Portfolio	27,629,576	25,905,205	131,424,469	—
JPMorgan Small Cap Value Portfolio	6,331,334	26,731,120	39,877,496	—
Loomis Sayles Global Allocation Portfolio	4,628,284	24,175,526	86,089,570	—
Loomis Sayles Growth Portfolio	—	251,129,759	1,603,307,289	—
MetLife Multi-Index Targeted Risk Portfolio	107,426,566	—	139,871,668	(1,080,877)
MFS® Research International Portfolio	59,959,879	140,989,709	303,974,530	—
Morgan Stanley Discovery Portfolio	—	—	123,848,361	(513,492,368)
PanAgora Global Diversified Risk Portfolio	110,437,638	—	28,464,566	(714,874,689)
PIMCO Inflation Protected Bond Portfolio	49,631,316	—	(194,036,401)	(23,309,263)
PIMCO Total Return Portfolio	140,425,314	—	(205,874,752)	(486,980,414)
Schroders Global Multi-Asset Portfolio	13,194,305	10,150,648	78,480,531	—
SSGA Emerging Markets Enhanced Index Portfolio	28,299,254	56,278,869	205,986,631	—
SSGA Growth and Income ETF Portfolio	44,878,711	108,365,605	222,680,436	—
SSGA Growth ETF Portfolio	14,679,934	51,015,443	134,365,716	—
T. Rowe Price Large Cap Value Portfolio	41,583,281	179,523,802	442,373,376	—
T. Rowe Price Mid Cap Growth Portfolio	—	132,942,395	200,683,710	—
TCW Core Fixed Income Portfolio	51,177,313	—	(19,953,392)	(260,857,901)
Victory Sycamore Mid Cap Value Portfolio	10,259,168	23,884,814	87,536,115	—
Western Asset Management Government Income Portfolio	16,953,249	—	(36,891,902)	(122,279,682)
The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.
BHFTI-552

Brighthouse Funds Trust I
Notes to Financial Statements — December 31, 2025— (Continued)
The accumulated capital losses carried forward as of December 31, 2025 and prior years accumulated capital losses utilized for each Portfolio, as applicable, were as follows:
	Accumulated Losses Carried Forward		Accumulated Losses Utilized
Portfolio	Short-Term	Long-Term
AB International Bond Portfolio	$27,811,916	$111,398,712	$—
BlackRock High Yield Portfolio	—	77,124,547	8,109,107
Brighthouse Balanced Plus Portfolio	144,722,656	246,294,025	159,768,154
Brighthouse/Eaton Vance Floating Rate Portfolio	3,653,664	73,276,724	—
Brighthouse/Franklin Low Duration Total Return Portfolio	31,264,496	128,322,623	—
Brighthouse/Templeton International Bond Portfolio	5,309,021	110,104,683	—
CBRE Global Real Estate Portfolio	31,402,355	—	—
Invesco Balanced-Risk Allocation Portfolio	—	71,569,644	39,072,811
Invesco Small Cap Growth Portfolio	—	—	9,762,686
JPMorgan Core Bond Portfolio	7,238,908	131,753,862	—
JPMorgan Global Active Allocation Portfolio	—	—	46,092,010
MetLife Multi-Index Targeted Risk Portfolio	1,080,877	—	85,264,904
Morgan Stanley Discovery Portfolio	134,584,992	378,907,376	206,678,633
PanAgora Global Diversified Risk Portfolio	266,400,335	448,474,354	39,400,867
PIMCO Inflation Protected Bond Portfolio	—	23,309,263	—
PIMCO Total Return Portfolio	189,338,376	297,642,038	6,608,251
SSGA Emerging Markets Enhanced Index Portfolio	—	—	9,977,756
TCW Core Fixed Income Portfolio	169,950,595	90,907,306	—
Western Asset Management Government Income Portfolio	17,188,417	105,091,265	—
11.
Acquisition
At the close of business on April 25, 2025, the SSGA Emerging Markets Enhanced Index Portfolio II (the “Acquired Portfolio”), a series of the Trust, merged with and into the SSGA Emerging Markets Enhanced Index Portfolio (the “Portfolio”). The Portfolio, with aggregate Class A and Class B net assets of $358,717,408 and $7,853,814, respectively, acquired all of the assets and assumed the liabilities of the Acquired Portfolio.
The acquisition was accomplished by a tax-free exchange of 43,297,801 Class A shares of the Acquired Portfolio (valued at $395,415,800) for 36,337,018 Class A shares of the Portfolio and 37,379,598 of Class B shares of the Acquired Portfolio (valued at $338,746,123) for 31,349,997 Class B shares of the Portfolio. Each shareholder of the Acquired Portfolio received Class A and Class B shares of the Portfolio, as applicable, at the Class A and Class B NAV, as determined at the close of business on April 25, 2025. The transaction consolidated substantially similar portfolios managed by the Adviser and provided efficiencies from overlapping strategies. The transaction enabled shareholders of the Acquired Portfolio and Portfolio to invest in a larger, potentially more efficient Portfolio while continuing to pursue the same investment strategy. Some of the investments held by the Acquired Portfolio may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the Acquired Portfolio. All other costs associated with the merger were not borne by the shareholders of either the Portfolio or the Acquired Portfolio. The Acquired Portfolio’s net assets on April 25, 2025, were $395,415,800 for Class A and $338,746,123 for Class B shares, including investments and foreign cash valued at $355,342,467 with a cost basis of $357,616,781. In addition, the Acquired Portfolio included $345,374,937 as a receivable for investments sold associated with the sale and transfer of securities in certain foreign jurisdictions.
For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments and foreign cash in the amount of $357,616,781 received by the Portfolio from the Acquired Portfolio through a transfer were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
For certain foreign jurisdictions, the Acquired Portfolio was required to sell $345,374,937 of securities and recognize a loss of $(8,718,088). The Portfolio purchased those securities for $346,210,933 which established the cost basis for these assets. Transaction costs incurred in connection with the repurchase, were recapitalized as part of the costs of the repurchased securities.
The aggregate net assets of the Portfolio immediately after the acquisition were $1,100,733,145, which included $(2,274,314) of acquired unrealized depreciation on investments and foreign currency transactions.
BHFTI-553

Brighthouse Funds Trust I
Notes to Financial Statements — December 31, 2025— (Continued)
Assuming the acquisition had been completed on January 1, 2025, the Portfolio’s pro-forma results of operations for the year ended December 31, 2025, are as follows
Net investment income	$28,364,510 (a)
Net realized and change in unrealized gain	307,919,132 (b)
Net increase in net assets from operations	336,283,642

(a)	$23,073,806 net investment income as reported at December 31, 2025, plus $5,123,990 from the Acquired Portfolio pre-merger net investment income, plus $166,714 of pro-forma eliminated other expenses.
(b)
$229,791,274 unrealized appreciation as reported at December 31,2025, minus $(8,716,774) pro-forma December 31, 2024 unrealized depreciation, plus $77,005,323 net realized gain as reported at
December 31, 2025, plus $(7,594,239) in net realized loss from the Acquired Portfolio pre-merger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Portfolio’s Statement of Operations since April 25, 2025.
BHFTI-554

Brighthouse Funds Trust I
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Brighthouse Funds Trust I and the Shareholders of the Portfolios:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of  the Portfolios listed in Table I, each a portfolio of Brighthouse Funds Trust I, as of December 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of  the Portfolios listed in Table II (collectively with the Portfolios listed in Table I, the "Portfolios"), each a portfolio of Brighthouse Funds Trust I, as of December 31, 2025, the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Table I
Portfolios	Portfolios
AB International Bond Portfolio	Invesco Small Cap Growth Portfolio
Allspring Mid Cap Value Portfolio	JPMorgan Core Bond Portfolio
American Funds ® Aggressive Allocation Portfolio (Formerly: American Funds ® Growth Allocation Portfolio)	JPMorgan Small Cap Value Portfolio
American Funds ® Balanced Allocation Portfolio	Loomis Sayles Global Allocation Portfolio
American Funds® Growth Portfolio	Loomis Sayles Growth Portfolio
American Funds® Moderate Allocation Portfolio	MetLife Multi-Index Targeted Risk Portfolio
BlackRock High Yield Portfolio	MFS® Research International Portfolio
Brighthouse Asset Allocation 100 Portfolio	Morgan Stanley Discovery Portfolio
Brighthouse Balanced Plus Portfolio	PIMCO Inflation Protected Bond Portfolio
Brighthouse Small Cap Value Portfolio	PIMCO Total Return Portfolio
Brighthouse/Artisan International Portfolio	SSGA Emerging Markets Enhanced Index Portfolio
Brighthouse/Eaton Vance Floating Rate Portfolio	SSGA Growth and Income ETF Portfolio
Brighthouse/Franklin Low Duration Total Return Portfolio	SSGA Growth ETF Portfolio
Brighthouse/Templeton International Bond Portfolio	T. Rowe Price Large Cap Value Portfolio
Brighthouse/Wellington Large Cap Research Portfolio	T. Rowe Price Mid Cap Growth Portfolio
CBRE Global Real Estate Portfolio	TCW Core Fixed Income Portfolio
Harris Oakmark International Portfolio	Victory Sycamore Mid Cap Value Portfolio
Invesco Comstock Portfolio	Western Asset Management Government Income Portfolio
Invesco Global Equity Portfolio

Table II
Portfolios	Portfolios
AB Global Dynamic Allocation Portfolio	JPMorgan Global Active Allocation Portfolio
BlackRock Global Tactical Strategies Portfolio	PanAgora Global Diversified Risk Portfolio
Invesco Balanced-Risk Allocation Portfolio	Schroders Global Multi-Asset Portfolio
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered
BHFTI-555

Brighthouse Funds Trust I
Report of Independent Registered Public Accounting Firm
with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test  basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2026
We have served as the auditor of one or more Brighthouse investment companies since 1983.
BHFTI-556

Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements (Item 11)
At a meeting held on November 20-21, 2025 (the “November Meeting”), the Board of Trustees (the “Board”) of Brighthouse Funds Trust I (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trust’s advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trust (each a “Portfolio,” and collectively, the “Portfolios”). At the November Meeting, the Board, including a majority of the Independent Trustees, also approved the continuation of the sub-advisory and sub-subadvisory agreements (each a “Sub-Advisory Agreement” and collectively with each Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the Portfolios that had engaged a Sub-Adviser (each, a “Sub-Advised Portfolio” and collectively, the “Sub-Advised Portfolios”).  Each Agreement was approved for the annual contract renewal period from January 1, 2026 through December 31, 2026, except as noted below with respect to the continuation of certain sub-subadvisory agreements with different terms.
The Board met with personnel of the Adviser on September 29-30, 2025 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements for each Portfolio, and the Board reviewed and discussed specific information that the Adviser and Sub-Advisers, as applicable, had provided at the request of the Independent Trustees.  During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser provided at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”).  The Board has five regularly scheduled meetings each year, including the September Meeting, and takes into account throughout the year matters bearing on the Agreements.  During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.
In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process and that were provided to and discussed with the Board throughout the year.  In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset valuation.  Information about the Adviser and each Sub-Adviser, as applicable, included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers. The Board considered the potential effect on the Adviser’s day-to-day management of the Portfolios of the acquisition of Brighthouse Financial, Inc., the parent company of the Adviser, by Aquarian Capital LLC, which had been recently announced. The Board acknowledged that the acquisition could result in an assignment of the Portfolios’ Agreements, which the Board would formally address in 2026.
In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set  forth comparative performance and expense information for each Portfolio.  In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL at the time of the September Meeting to discuss the JDL Report.
At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the applicable Agreements. The Board also concluded that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser and to each Sub-Adviser, as applicable, appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser, respectively. Further, the Board concluded that the Adviser’s profitability in providing services under each Advisory Agreement did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser.  The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.  Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.
In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them.  The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio through the exercise of its business judgment.  The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions.  The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.
Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as applicable, provided to the Portfolios.  The Board considered the Adviser’s services as investment manager to the Portfolios, including information with respect to investment programs and personnel, succession management of key personnel,
BHFTI-557

Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
oversight of transition management (as applicable), compliance programs and personnel, and risk management programs, among other things. The Board considered the Adviser’s services as investment manager to the Sub-Advised Portfolios, including its services relating to the oversight of the Sub-Advisers and, in particular, each Sub-Adviser’s investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management programs, among other things.  The Adviser’s services in coordinating and overseeing the activities of the Trust’s other service providers were also considered.  The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements, including related to liquidity, valuation, and derivatives risk management, as relevant. The Board considered information received from the Trust’s Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures, as applicable.
The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to review and assess the services that are provided to the Portfolios, including for the Sub-Advised Portfolios, to conduct periodic meetings with the Sub-Advisers throughout the year, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above. With respect to the services provided by each of the Sub-Advisers for the Sub-Advised Portfolios, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Sub-Advised Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Sub-Advised Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services.  The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Sub-Advised Portfolio and other information relating to the Sub-Adviser’s business and operations.  The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Sub-Advised Portfolios.  The Board also considered, among other things, information about each Sub-Adviser’s compliance and risk management programs, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Sub-Adviser’s trading practices and the Adviser’s assessment of the financial condition of each Sub-Adviser.
With respect to the Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for the Asset Allocation Portfolio and investments in other Portfolios of the Trust and Brighthouse Funds Trust II (the “Underlying Portfolios”).  Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolio, American Funds Balanced Allocation Portfolio, American Funds Aggressive Allocation Portfolio and American Funds Moderate Allocation Portfolio, including asset allocations and performance metrics.
Performance. The Board placed emphasis on the performance of each Portfolio in the context of the Portfolio’s investment objectives and strategies and the performance of the relevant markets in which the Portfolio invests.  The Board considered the Adviser’s periodic presentations to the Board of detailed information about each Portfolio’s performance results in light of relevant market conditions.  The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”) and the JDL Report. The Board also compared the performance of each Sub-Advised Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided.  The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer group members.
The Board focused particular attention on Portfolios with less favorable performance records.  The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Sub-Advised Portfolios.
BHFTI-558

Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
Fees and Expenses. The Board gave consideration to the levels and structures of the fees payable under the Agreements.  The Board reviewed and considered the information in the JDL Report concerning fees and expenses.  The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2024 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”), and, for the Sub-Advised Portfolios, also a broad group of peer sub-advised funds (“Sub-advised Expense Universe”) and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”).  In particular, the Board reviewed, as applicable, comparisons of each Portfolio’s actual management fees and/or actual total expenses with its Expense Universe, Expense Group, and Sub-advised Expense Universe, and contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group.  The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.  The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.  In addition, for the Sub-Advised Portfolios, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided, including the Sub-Adviser’s explanation of differences among the funds and other accounts where relevant.
For the Sub-Advised Portfolios, the Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees.  The Board also considered that the Adviser had entered into agreements with certain of the Portfolios to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.
Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis.  In the case of the Asset Allocation Portfolio, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust and Brighthouse Funds Trust II in which the Asset Allocation Portfolio invests.  For the Sub-Advised Portfolios, the Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Sub-Advised Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length.  In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.
Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.
The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement, as applicable, for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.
Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trust.  Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trust, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities.  The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Sub-Advised Portfolio.  In addition, for the Sub-Advised Portfolios, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Sub-Advised Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations).  The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trust and overall reputational benefits.
The Board considered information from the Adviser and Sub-Advisers, as applicable, pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.  In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.  The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.
* * * * *
BHFTI-559

Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
AB Global Dynamic Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2025. The Board further considered that the Portfolio underperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance and additional information with respect to the Portfolio’s performance, including in light of its investment strategies and prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
AB International Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three- and five-year periods ended June 30, 2025. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Global Aggregate ex-USD (USD Hedged) Index, for the one-, three-, and five-year periods ended October 31, 2025. The Board also considered that the Portfolio outperformed its blended benchmark, the Bloomberg Global Aggregate ex-USD (USD Hedged) Index (60%) and the JPMorgan EMBI Global Diversified Index (40%), for the one- and three-year periods ended October 31, 2025, and underperformed the same blended benchmark for the five-year period ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
Allspring Mid Cap Value Portfolio.  The Board also considered the following information in relation to the Agreements with the Adviser and Allspring Global Investments, LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-year period ended June 30, 2025, and outperformed the median and average of its Performance Universe for the three- and five-year periods ended June 30, 2025. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one- and three-year periods ended October 31, 2025, and outperformed the same benchmark for the five-year period ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
American Funds Balanced Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board noted that the Portfolio underperformed the Brighthouse Balanced AA Narrow Index for the one-year period ended October 31, 2025 and outperformed that same index for the three- and five-year periods ended October 31, 2025. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2025.
BHFTI-560

Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size.
American Funds Agressive Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board noted that the Portfolio underperformed the Brighthouse Growth AA Narrow Index for the one-year period ended October 31, 2025 and outperformed that same index for the three- and five-year periods ended October 31, 2025. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderately Aggressive Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size.
American Funds Growth Portfolio. The American Funds Growth Portfolio is a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund.” The Board, including a majority of the Independent Trustees, approved the renewal of the stand-by Advisory Agreement with the Adviser (the “Stand-by Agreement”) whereby the Adviser will manage the American Funds Growth Portfolio’s assets, and receive a fee in the event the Portfolio no longer invests all of its assets in its master fund.
The Board’s consideration of the renewal of the Stand-by Agreement entailed the review and consideration of the information noted below, rather than the information that has been identified with respect to the other Portfolios of the Trust. The Board’s consideration of the renewal was calibrated to the unique nature of the Stand-by Agreement, whereby the Adviser currently provides no investment advisory services and receives no investment advisory fee from the Portfolio.
At the Meetings, the Board, including a majority of the Independent Trustees, determined to approve the renewal of the Stand-by Agreement based upon the following factors: (i) its experience with the Adviser and the nature, extent and quality of services provided by the Adviser to the Trust; and (ii) the investment performance of the American Funds Growth Portfolio. The fees and expenses of the American Funds Growth Portfolio were not affected by the Stand-by Agreement. The Adviser’s profitability from the provision of investment management services under the Stand-by Agreement was not affected by the Stand-by Agreement. Economies of scale in the provision of asset management services by the Adviser were not implicated by the Stand-by Agreement.
American Funds Moderate Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-year period ended June 30, 3035 and underperformed the median and average of its Performance Universe for the three- and five-year periods ended June 30, 2025. The Board noted that the Portfolio underperformed the Brighthouse Moderate AA Narrow Index for the one- and three-year periods ended October 31, 2025 and outperformed that same index for the five-year period ended October 31, 2025. The Board further noted that the Portfolio outperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size.
BlackRock Global Tactical Strategies Portfolio.  The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025.  The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2025. The Board also considered that the Portfolio underperformed its blended benchmark for the one-, three-,
BHFTI-561

Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance and additional information with respect to the Portfolio’s performance, including in light of its investment strategies and prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and above the Expense Universe median and the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.  In considering the Portfolio’s actual management fees and total expenses, the Board observed various differences between the Portfolio’s investment approach and those of the funds in the Expense Group. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
BlackRock High Yield Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser, BlackRock Financial Management, Inc. and BlackRock International Limited[1] regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025.  The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, for the one-, three-, and five-year periods ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median.  The Board also noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, below the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
[1] The Board separately approved the continuation of the investment sub-subadvisory agreement with BlackRock International Limited for the interim period from December 9, 2025 through December 31, 2025, and for the period from January 1, 2026 through December 31, 2026, to align the term of this agreement with the term of the Portfolio’s Sub-Advisory Agreement with BlackRock Financial Management, Inc.
Brighthouse/Artisan International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. In addition, the Board considered that the Portfolio outperformed its benchmark, the MSCI All Country World (ex-U.S.) Index, for the one-, three-, and five-year periods ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
Brighthouse/Eaton Vance Floating Rate Portfolio.  The Board also considered the following information in relation to the Agreements with the Adviser and Eaton Vance Management regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio underperformed its benchmark, the Morningstar LSTA U.S. Leveraged Loan Index, for the one-, three-, and five-year periods ended October 31, 2025.  The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.
BHFTI-562

Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Sub-advised Expense Universe Median, and equal to the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
Brighthouse/Franklin Low Duration Total Return Portfolio.  The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Bond Index, for the one-, three-, and five-year periods ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, and equal to the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
Brighthouse/Templeton International Bond Portfolio.  The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio underperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2025 and outperformed the median of its Performance Universe for the three-year period ended June 30, 2025. The Board also considered that the Portfolio outperformed its benchmark, the FTSE World Government Bond Index (WGBI) ex-U.S., for the one-, three-, and five-year periods ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and the Expense Universe median, and above the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
Brighthouse/Wellington Large Cap Research Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of one of its Performance Universes for the one- and three-year periods ended June 30, 2025, and outperformed the median and average of that Performance Universe for the five-year period ended June 30, 2025. The Board also considered that the Portfolio outperformed the median of its other Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board also considered that the Portfolio underperformed the average of its other Performance Universe for the one- and five-year periods ended June 30, 2025 and outperformed the average of that Performance Universe for the three-year period ended June 30, 2025. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group
BHFTI-563

Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
Brighthouse Asset Allocation 100 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2025, and performed the same as the median of its Performance Universe for the five-year period ended June 30, 2025. The Board also considered that the Portfolio outperformed the average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio underperformed the Brighthouse AA 100 Narrow Index for the one-, three-, and five-year periods ended October 31, 2025. The Board also noted that the Portfolio underperformed its benchmark, the Dow Jones Aggressive Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size.
Brighthouse Balanced Plus Portfolio.  The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:
The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the Portfolio’s asset allocations and discuss the performance of the Portfolio’s investments in underlying Portfolios. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2025. The Board also took into account that the Portfolio underperformed the Balanced Plus Narrow Index for the one-, three-, and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance and additional information with respect to the Portfolio’s performance, including in light of its investment strategies and prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and the Sub-advised Expense Universe median, and above the Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were equal to the Expense Group median, and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
Brighthouse Small Cap Value Portfolio.  The Board also considered the following information in relation to the Agreements with the Adviser and Allspring Global Investments, LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three- and five-year periods ended June 30, 2025.  The Board further considered that the Portfolio underperformed its style-specific benchmark, the Russell 2000 Value Index, for the one-, three, and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board noted that the Sub-Adviser did not manage all of the Portfolio for all of the periods referenced.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below
BHFTI-564

Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In addition, the Board considered that the Adviser had negotiated a waiver to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the sub-advisory fee waiver effective March 3, 2025.
CBRE Global Real Estate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and CBRE Investment Management Listed Real Assets LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-year period ended June 30, 2025, and outperformed the median and average of its Performance Universe for the three- and five-year periods ended June 30, 2025. The Board further considered that the Portfolio underperformed its style-specific benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-year period ended October 31, 2025 and outperformed that same benchmark for the three- and five-year periods ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
Harris Oakmark International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Harris Associates L.P. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one- and five-year periods ended October 31, 2025 and underperformed that same benchmark for the three-year period ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
Invesco Balanced-Risk Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index for the one-, three-, and five-year periods ended October 31, 2025. The Board also considered that the Portfolio underperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
Invesco Comstock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2025.
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Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
Invesco Global Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-year period ended June 30, 2025, and outperformed the median and average of its Performance Universe for the three- and five-year periods ended June 30, 2025. The Board further considered that the Portfolio underperformed its benchmark, the MSCI All Country World Index, for the one-, three-, and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
Invesco Small Cap Growth Portfolio.  The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2025, and performed the same as the median of its Performance Universe for the three-year period ended June 30, 2025. The Board also considered that the Portfolio underperformed the average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board also considered that the Portfolio underperformed its style-specific benchmark, the Russell 2000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, equal to the Expense Universe median, and above the Sub-advised Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective December 1, 2025.
JPMorgan Core Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board took into account that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
BHFTI-566

Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
JPMorgan Global Active Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2025. The Board also considered that the Portfolio underperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance and additional information with respect to the Portfolio’s performance, including in light of its investment strategies and prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
JPMorgan Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one- and three-year periods ended June 30, 2025 and outperformed the median and average of its Performance Universe for the five-year period ended June 30, 2025. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one- and three-year periods ended October 31, 2025 and outperformed its benchmark for the five-year period ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
Loomis Sayles Global Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and the average of its Performance Universe for the one-year period ended June 30, 2025, and outperformed the median and the average of its Performance Universe for the three- and five-year periods ended June 30, 2025. The Board further considered that the Portfolio underperformed its blended index, the MSCI World Index (60%) and the FTSE World Government Bond Index (40%), for the one-year period ended October 31, 2025, and outperformed the same blended index for the three- and five-year periods ended October 31, 2025. The Board further noted that the Portfolio underperformed its other blended benchmark for the one- and five-year periods ended October 31, 2025 and outperformed the same blended benchmark for the three-year period ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
Loomis Sayles Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P.  regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that
BHFTI-567

Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one- and five-year periods ended October 31, 2025 and outperformed that same benchmark for the three-year period ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe, each at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
MetLife Multi-Index Targeted Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:
The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the Portfolio’s asset allocations and discuss the performance of the Portfolio’s investments in underlying Portfolios.
The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2025. The Board also took into account that the Portfolio underperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance and additional information with respect to the Portfolio’s performance, including in light of its investment strategies and prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
MFS Research International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board noted that the Portfolio underperformed one of its benchmarks, the MSCI EAFE Index, for the one-, three-, and five-year periods ended October 31, 2025. The Board also noted that the Portfolio underperformed its other benchmark, the MSCI All Country World (ex.-U.S.) Index, for the one-, three-, and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective November 1, 2025.
Morgan Stanley Discovery Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Morgan Stanley Investment Management Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one- and three-year periods ended June 30, 2025 and underperformed the median and
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Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
average of its Performance Universe for the five-year period ended June 30, 2025. The Board also noted that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one- and three-year periods ended October 31, 2025 and underperformed the same benchmark for the five-year period ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
PanAgora Global Diversified Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and PanAgora Asset Management, Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-year period ended June 30, 2025 and underperformed the median and average of its Performance Universe for the three- and five-year periods ended June 30, 2025. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Portfolio Index, and its blended benchmark for the one-year period ended October 31, 2025, and underperformed those same benchmarks for the three- and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
PIMCO Inflation Protected Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. TIPS Index, for the one-, three-, and five-year periods ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above Expense Group median, and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
PIMCO Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board also considered that the Portfolio outperformed the average of its Performance Universe for the one- and three-year periods ended June 30, 2025 and underperformed the average of its Performance Universe for the five-year period ended June 30, 2025. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
BHFTI-569

Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
Schroders Global Multi-Asset Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited[2] regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one- and five-year periods ended October 31, 2025 and outperformed the same benchmark for the three-year period ended October 31, 2025. The Board also noted that the Portfolio underperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance and additional information with respect to the Portfolio’s performance, including in light of its investment strategies and prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
[2] The Board separately approved the continuation of the investment sub-subadvisory agreement with Schroder Investment Management North America Limited for the interim period from December 9, 2025 through December 31, 2025, and for the period from January 1, 2026 through December 31, 2026, to align the term of this agreement with the term of the Portfolio’s Sub-Advisory Agreement with Schroder Investment Management North America Inc.
SSGA Emerging Markets Enhanced Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio outperformed its benchmark, the MSCI Emerging Markets Index, for the one-, three-, and five-year periods ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
SSGA Growth and Income ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio underperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-, three-, and five-year periods ended October 31, 2025. The Board also noted that the Portfolio outperformed its other benchmark, the SSGA Growth & Income Composite Index, for the one-, three-, and five-year periods ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Sub-advised Expense Universe median and above the Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
SSGA Growth ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:
BHFTI-570

Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio underperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-, three-, and five-year periods ended October 31, 2025. The Board also noted that the Portfolio outperformed its other benchmark, the SSGA ETF Growth Index, for the one-, three-, and five-year periods ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees were below the Expense Universe median and the Sub-advised Expense Universe median, and above the Expense Universe median. The Board further considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expenses Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.
TCW Core Fixed Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and TCW Investment Management Company LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board also considered that the Portfolio outperformed the average of its Performance Universe for the one- and five-year periods ended June 30, 2025 and underperformed its Performance Universe for the three-year period ended June 30, 2025. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one- and three-year periods ended October 31, 2025 and underperformed the same benchmark for the five-year period ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median, and below the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
T. Rowe Price Large Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T.  Rowe Price Associates, Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board also considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance and additional information with respect to the Portfolio’s performance, including in light of its investment strategies and prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
T. Rowe Price Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser, T.  Rowe Price Associates, Inc. and T.  Rowe Price Investment Management, Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three-, and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance and additional information with respect to the Portfolio’s performance, including in light of its investment strategies and prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the
BHFTI-571

Brighthouse Funds Trust I
Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)
Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
Victory Sycamore Mid Cap Value Portfolio.  The Board also considered the following information in relation to the Advisory Agreement with the Adviser and Victory Capital Management Inc. regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one- and three-year periods ended June 30, 2025 and outperformed the median and average of its Performance Universe for the five-year period ended June 30, 2025. The Board also took into account that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2025. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
Western Asset Management Government Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company, LLC regarding the Portfolio:
Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median and average of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2025. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Government Bond Index, for the one- and three-year periods ended October 31, 2025, and underperformed the same benchmarks for the five-year period ended October 31, 2025. The Board further considered that the Portfolio outperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2025.
The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Sub-advised Expense Universe median and above the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Objective group selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.
BHFTI-572

Quarterly Portfolio Schedule
The Trust files its complete schedule of portfolio holdings as an attachment to Form N-PORT for the first and third quarters of each fiscal year. The Trust’s Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling (800) 848-3854.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Proxy Voting Record
The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

American Funds Insurance Series®
Financial Statements and Other Information
N-CSR Items 7-11
for the year ended December 31, 2025
Lit. No. INGEFP4-998-0226 © 2026 Capital Group. All rights reserved.

Global Growth Fund
Investment portfolio December 31, 2025

Common stocks 96.94%	Shares	Value (000)
Information technology 29.37%
Taiwan Semiconductor Manufacturing Co., Ltd.	10,705,200	$522,985
Broadcom, Inc.	1,107,449	383,288
Microsoft Corp.	740,348	358,047
NVIDIA Corp.	1,437,636	268,119
ASML Holding NV (ADR)	120,673	129,103
ASML Holding NV	105,955	113,257
Micron Technology, Inc.	433,659	123,771
NEC Corp.	2,693,871	90,835
Samsung Electronics Co., Ltd.	1,068,680	89,068
SK hynix, Inc.	157,999	71,546
Cloudflare, Inc., Class A (a)	336,935	66,427
AppLovin Corp., Class A (a)	85,473	57,593
Tokyo Electron, Ltd.	237,700	52,203
Shopify, Inc., Class A, subordinate voting shares (a)	278,761	44,872
International Business Machines Corp.	131,299	38,892
EPAM Systems, Inc. (a)	179,438	36,763
Salesforce, Inc.	126,566	33,529
Intel Corp. (a)	902,119	33,288
Capgemini SE	176,911	29,299
Apple, Inc.	107,144	29,128
Ubiquiti, Inc.	51,660	28,586
Oracle Corp.	102,383	19,956
Dassault Systemes SE	701,879	19,604
Nemetschek SE	140,877	15,361
Check Point Software Technologies, Ltd. (a)	79,736	14,796
Synopsys, Inc. (a)	23,849	11,202
		2,681,518

Industrials 17.72%
Airbus SE, non-registered shares	640,525	148,572
Comfort Systems USA, Inc.	140,027	130,686
Safran SA	324,785	113,019
General Electric Co.	315,857	97,293
Siemens AG	330,684	92,868
Ryanair Holdings PLC (ADR)	1,180,370	85,211
Boeing Co. (The) (a)	372,821	80,947
Saab AB, Class B	1,217,750	70,832
BAE Systems PLC	2,424,921	55,747
GT Capital Holdings, Inc.	5,411,899	54,732
ATI, Inc. (a)	476,446	54,677
TransDigm Group, Inc.	38,430	51,106
RS Group PLC	5,414,909	45,232
Howmet Aerospace, Inc.	212,197	43,505
Core & Main, Inc., Class A (a)	797,398	41,441
ASSA ABLOY AB, Class B	1,034,590	40,110
Rocket Lab Corp. (a)	565,667	39,461
DSV A/S	153,094	38,526
Hitachi, Ltd.	1,228,900	38,125
Copart, Inc. (a)	878,862	34,407
Crane Co.	178,460	32,913
PACCAR, Inc.	286,995	31,429
The Toro Co.	373,724	29,420
Compagnie de Saint-Gobain SA, non-registered shares	270,675	27,477
Hanwha Aerospace Co., Ltd.	40,475	26,333
Alliance Global Group, Inc.	156,400,700	21,772
FTAI Aviation, Ltd.	102,740	20,224
Mitsui & Co., Ltd.	676,500	19,994
Deere & Co.	39,278	18,287

1	American Funds Insurance Series

Global Growth Fund (continued)
Common stocks (continued)	Shares	Value (000)
Industrials (continued)
GE Vernova, Inc.	24,758	$16,181
Daikin Industries, Ltd.	76,900	9,872
Ingersoll-Rand, Inc.	96,000	7,605
		1,618,004

Consumer discretionary 13.88%
Prosus NV, Class N	1,846,586	114,052
MercadoLibre, Inc. (a)	42,043	84,686
Renault SA	1,688,781	69,914
Inchcape PLC	6,234,573	64,629
Booking Holdings, Inc.	11,574	61,983
Starbucks Corp.	729,678	61,446
Compagnie Financiere Richemont SA, Class A	279,343	60,287
Amazon.com, Inc. (a)	239,344	55,245
Chipotle Mexican Grill, Inc. (a)	1,462,554	54,114
Hyundai Motor Co.	254,391	52,086
LKQ Corp.	1,640,562	49,545
LVMH Moet Hennessy-Louis Vuitton SE	64,729	48,799
Trip.com Group, Ltd. (ADR)	672,433	48,355
MGM China Holdings, Ltd.	28,793,200	48,329
General Motors Co.	519,771	42,268
InterContinental Hotels Group PLC	299,249	41,918
Restaurant Brands International, Inc. (CAD denominated)	607,375	41,446
Alibaba Group Holding, Ltd. (ADR)	268,854	39,409
Entain PLC	3,341,847	34,412
Industria de Diseno Textil SA	501,952	33,064
Hermes International	12,384	30,597
Sanrio Co., Ltd.	912,300	28,622
Carvana Co., Class A (a)	61,924	26,133
D.R. Horton, Inc.	173,953	25,054
Toll Brothers, Inc.	167,692	22,675
Wynn Macau, Ltd.	21,430,000	16,295
O’Reilly Automotive, Inc. (a)	134,120	12,233
		1,267,596

Financials 13.85%
Citigroup, Inc.	1,215,819	141,874
Banco Bilbao Vizcaya Argentaria SA	5,187,583	121,338
3i Group PLC	2,294,508	99,828
Brookfield Corp., Class A	2,138,896	98,154
Aon PLC, Class A	244,466	86,267
Visa, Inc., Class A	237,305	83,225
Prudential PLC	5,215,411	80,470
Fiserv, Inc. (a)	1,031,889	69,312
Societe Generale	809,341	65,207
Ameriprise Financial, Inc.	104,697	51,337
Allianz SE	106,923	49,042
Aviva PLC	4,545,916	41,620
Halyk Savings Bank of Kazakhstan OJSC (GDR)	1,293,921	38,688
Japan Post Insurance Co., Ltd.	1,156,950	34,716
UniCredit SpA	359,971	29,883
CME Group, Inc., Class A	103,473	28,256
Coinbase Global, Inc., Class A (a)	97,796	22,116
MS&AD Insurance Group Holdings, Inc.	831,800	19,587
Arthur J. Gallagher & Co.	74,138	19,186
CaixaBank SA, non-registered shares	1,557,890	19,025
HSBC Holdings PLC (GBP denominated)	1,163,368	18,239
HDFC Bank, Ltd.	1,328,758	14,683

American Funds Insurance Series	2

Global Growth Fund (continued)
Common stocks (continued)	Shares	Value (000)
Financials (continued)
Eurobank SA	3,558,529	$14,263
Swissquote Group Holding, Ltd.	15,017	9,116
CVC Capital Partners PLC	542,527	9,085
		1,264,517

Health care 7.75%
Vertex Pharmaceuticals, Inc. (a)	213,311	96,707
Argenx SE (ADR) (a)	80,747	67,904
Regeneron Pharmaceuticals, Inc.	83,600	64,528
Thermo Fisher Scientific, Inc.	103,186	59,791
UnitedHealth Group, Inc.	179,184	59,150
Eli Lilly and Co.	43,922	47,202
EssilorLuxottica SA	144,508	45,690
Sanofi	378,504	36,721
Cigna Group (The)	132,736	36,533
AstraZeneca PLC	194,247	35,779
Pfizer, Inc.	1,418,993	35,333
Haleon PLC	6,192,098	31,333
Centene Corp. (a)	580,852	23,902
Bayer AG	537,074	23,168
Alnylam Pharmaceuticals, Inc. (a)	50,179	19,954
Novo Nordisk AS, Class B	237,847	12,124
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	367,000	11,454
		707,273

Communication services 5.39%
Meta Platforms, Inc., Class A	213,121	140,679
Alphabet, Inc., Class A	269,199	84,259
Spotify Technology SA (a)	118,391	68,751
Publicis Groupe SA	549,935	57,051
Bharti Airtel, Ltd.	2,029,589	47,612
Netflix, Inc. (a)	419,340	39,317
Nintendo Co., Ltd.	566,253	38,250
Tencent Holdings, Ltd.	213,900	16,391
		492,310

Consumer staples 3.33%
Nestle SA	695,583	69,136
Dollar General Corp.	408,173	54,193
Costco Wholesale Corp.	44,829	38,658
Carrefour SA, non-registered shares	2,201,230	36,717
Pernod Ricard SA	384,768	32,940
Coca-Cola HBC AG (CDI) (a)	445,087	23,050
Philip Morris International, Inc.	121,081	19,421
Monster Beverage Corp. (a)	239,297	18,347
Loblaw Cos., Ltd.	267,760	12,105
		304,567

Materials 2.48%
Lynas Rare Earths, Ltd. (a)	5,358,289	44,201
Agnico Eagle Mines, Ltd.	240,735	40,824
Amcor PLC (CDI)	3,567,000	29,808
Linde PLC	63,907	27,249
Sherwin-Williams Co.	81,338	26,356
First Quantum Minerals, Ltd. (a)	802,920	21,527

3	American Funds Insurance Series

Global Growth Fund (continued)
Common stocks (continued)	Shares	Value (000)
Materials (continued)
Syensqo SA	168,919	$13,566
Ecolab, Inc.	46,140	12,113
LyondellBasell Industries NV	250,227	10,835
		226,479

Energy 1.34%
NAC Kazatomprom JSC (GDR)	673,935	37,443
Canadian Natural Resources, Ltd. (CAD denominated)	1,066,948	36,139
Tourmaline Oil Corp.	612,792	27,489
Reliance Industries, Ltd.	789,344	13,778
TotalEnergies SE (EUR denominated)	112,486	7,331
		122,180

Real estate 1.24%
Mirvac Group REIT	25,439,540	34,719
Simon Property Group, Inc. REIT	168,674	31,223
Sun Hung Kai Properties, Ltd.	2,378,500	28,855
Dexus REIT	3,935,855	18,150
		112,947

Utilities 0.59%
Oklo, Inc., Class A (a)(b)	258,331	18,538
Veolia Environnement SA	429,985	14,981
FirstEnergy Corp.	286,296	12,818
NRG Energy, Inc.	50,420	8,029
		54,366
Total common stocks (cost: $5,566,337,000)		8,851,757
Short-term securities 3.17%
Money market investments 3.16%
Capital Group Central Cash Fund 3.79% (c)(d)	2,888,549	288,884

Money market investments purchased with collateral from securities on loan 0.01%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (c)(e)	1,098,443	1,098
Total short-term securities (cost: $289,944,000)		289,982
Total investment securities 100.11% (cost: $5,856,281,000)		9,141,739
Other assets less liabilities (0.11)%		(10,393)
Net assets 100.00%		$9,131,346

American Funds Insurance Series	4

Global Growth Fund (continued)
Investments in affiliates (d)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Short-term securities 3.16%
Money market investments 3.16%
Capital Group Central Cash Fund 3.79% (c)	$283,574	$1,841,815	$1,836,409	$(82)	$(14)	$288,884	$12,461

(a)	Non-income producing.
(b)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(c)	Rate represents the seven-day yield at 12/31/2025.
(d)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(e)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR = Euros
GBP = British pounds
GDR = Global Depositary Receipts
REIT = Real Estate Investment Trust
Refer to the notes to financial statements.

5	American Funds Insurance Series

Global Small Capitalization Fund
Investment portfolio December 31, 2025

Common stocks 96.08%	Shares	Value (000)
Industrials 21.20%
International Container Terminal Services, Inc.	3,664,220	$35,133
ATI, Inc. (a)	265,862	30,510
Cleanaway Waste Management, Ltd.	17,157,789	29,580
Trelleborg AB, Class B	565,261	23,920
Takasago Thermal Engineering Co., Ltd.	806,148	22,853
Diploma PLC	300,405	21,440
Casella Waste Systems, Inc., Class A (a)	212,525	20,815
Adecco Group AG	694,197	20,168
Nexans SA	134,522	19,782
Modine Manufacturing Co. (a)	146,345	19,539
UL Solutions, Inc., Class A	236,384	18,641
Qantas Airways, Ltd.	2,530,925	17,461
Alaska Air Group, Inc. (a)	343,688	17,287
CBIZ, Inc. (a)	340,016	17,154
Carel Industries SpA	555,967	16,010
Comfort Systems USA, Inc.	16,788	15,668
VSE Corp.	90,068	15,561
Oshkosh Corp.	106,689	13,403
Bombardier, Inc., Class B (a)	75,000	12,759
Rumo SA	4,373,675	11,683
ICF International, Inc.	133,699	11,405
Inox Wind, Ltd. (a)	7,777,781	10,690
Kandenko Co., Ltd.	327,900	10,538
AFRY AB, Class B	642,228	10,430
Badger Infrastructure Solutions, Ltd.	183,079	9,755
Applied Industrial Technologies, Inc.	35,926	9,225
Addtech AB, Class B	245,222	8,714
Howden Joinery Group PLC	747,163	8,320
Neway Valve (Suzhou) Co., Ltd., Class A	1,107,550	8,219
dormakaba Holding AG	97,220	7,861
ESAB Corp.	68,792	7,685
First Advantage Corp. (a)	528,767	7,683
Sterling Infrastructure, Inc. (a)	24,972	7,647
Beijer Ref AB, Class B	445,805	7,172
Visional, Inc. (a)	105,238	6,730
IMCD NV	71,611	6,515
Sinfonia Technology Co., Ltd.	110,986	6,443
Huber + Suhner AG	35,267	6,381
Tetra Tech, Inc.	186,785	6,265
Engcon AB, Class B	624,455	5,619
Localiza Rent a Car SA, ordinary nominative shares	663,945	5,236
Localiza Rent a Car SA (a)	25,536	194
SATS, Ltd.	1,817,900	5,378
SPIE SA	90,533	5,211
Rosebank Industries PLC (a)	1,094,795	5,163
WESCO International, Inc.	20,529	5,022
XPO, Inc. (a)	35,214	4,786
Saia, Inc. (a)	13,577	4,433
RENK Group AG	60,784	3,806
Hensoldt AG (b)	41,633	3,598
Matson, Inc.	28,475	3,518
Reliance Worldwide Corp., Ltd.	1,357,484	3,485
Takuma Co., Ltd.	204,600	3,237
KEI Industries, Ltd.	64,373	3,195
IndiaMart InterMesh, Ltd.	113,259	2,802
Huaming Power Equipment Co., Ltd., Class A	647,600	2,314
Byrna Technologies, Inc. (a)(b)	98,413	1,652
McGrath RentCorp	3,980	418
		626,112

American Funds Insurance Series	6

Global Small Capitalization Fund (continued)
Common stocks (continued)	Shares	Value (000)

Financials 16.44%
IIFL Finance, Ltd. (a)	4,298,688	$29,178
Stifel Financial Corp.	224,039	28,054
HDFC Asset Management Co., Ltd.	907,132	26,969
SLM Corp.	972,198	26,308
Porto Seguro SA	2,915,882	25,720
Glacier Bancorp, Inc.	577,688	25,447
Cholamandalam Investment and Finance Co., Ltd.	1,274,960	24,092
First American Financial Corp.	379,577	23,321
Vontobel Holding AG	257,533	20,820
Max Financial Services, Ltd. (a)	975,628	18,142
SiriusPoint, Ltd. (a)	767,775	16,807
Kyoto Financial Group, Inc.	750,000	16,355
Pluxee NV	1,010,488	15,831
Janus Henderson Group PLC	299,721	14,258
Lazard, Inc., Class A	274,252	13,318
Home BancShares, Inc.	449,364	12,483
Gunma Bank, Ltd. (The)	1,068,100	11,747
Sprott, Inc.	109,623	10,737
GQG Partners, Inc. (CDI)	9,139,164	10,643
Banco del Bajio SA	3,890,796	9,827
Asia Commercial Joint Stock Bank	10,676,850	9,743
SouthState Bank Corp.	94,096	8,855
Eurobank SA	2,174,630	8,716
EFG International AG	334,117	7,988
FirstCash Holdings, Inc.	48,401	7,714
Hokuhoku Financial Group, Inc.	253,900	7,410
IG Group Holdings PLC	382,385	6,778
Patria Investments, Ltd., Class A	397,904	6,323
Discovery, Ltd.	381,042	5,240
JB Financial Group Co., Ltd.	282,792	5,023
PJT Partners, Inc., Class A	28,318	4,735
360 ONE WAM, Ltd.	356,178	4,703
Baldwin Insurance Group, Inc. (The), Class A (a)	180,849	4,346
CVB Financial Corp.	226,040	4,204
Root, Inc., Class A (a)	53,525	3,866
Pinnacle Investment Management Group, Ltd.	322,427	3,655
Haci A–mer Sabanci Holding AS	1,367,842	2,691
Capitec Bank Holdings, Ltd.	8,764	2,201
EZCORP, Inc., Class A, nonvoting shares (a)	74,602	1,449
		485,697

Information technology 14.52%
King Slide Works Co., Ltd.	253,784	30,159
Lumentum Holdings, Inc. (a)	80,942	29,834
Semtech Corp. (a)	376,056	27,712
MACOM Technology Solutions Holdings, Inc. (a)	156,241	26,761
Lattice Semiconductor Corp. (a)	358,889	26,407
Kokusai Electric Corp.	663,891	23,173
Q2 Holdings, Inc. (a)	305,539	22,048
CompoSecure, Inc., Class A (a)(c)	948,877	17,014
CompoSecure, Inc., Class A (a)	145,811	2,811
PAR Technology Corp. (a)(b)	466,983	16,942
Silicon Laboratories, Inc. (a)	116,697	15,252
Allegro MicroSystems, Inc. (a)	555,183	14,646
Rogers Corp. (a)	147,666	13,522
Credo Technology Group Holding, Ltd. (a)	92,021	13,241
Unity Software, Inc. (a)	277,946	12,277
Agilysys, Inc. (a)	96,907	11,516
Maruwa Co., Ltd.	41,254	11,156
Riken Keiki Co., Ltd.	530,000	10,840

7	American Funds Insurance Series

Global Small Capitalization Fund (continued)
Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Pegasystems, Inc.	159,265	$9,511
Klaviyo, Inc., Class A (a)	284,599	9,241
Tokyo Seimitsu Co., Ltd.	124,023	8,770
eMemory Technology, Inc.	157,430	8,595
Fabrinet, non-registered shares (a)	14,995	6,827
Soitec (a)	177,920	4,810
Cellebrite DI, Ltd. (a)	253,216	4,565
Netskope, Inc., Class A (a)(b)	251,977	4,420
Via Transportation, Inc., Class A (a)(b)	141,377	4,101
OBIC Business Consultants Co., Ltd.	73,900	3,990
Insight Enterprises, Inc. (a)	47,429	3,864
Softcat PLC	195,529	3,717
Topicus.com, Inc., subordinate voting shares (a)	38,110	3,530
MongoDB, Inc., Class A (a)	8,355	3,507
Shibaura Mechatronics Corp.	26,300	3,190
Commvault Systems, Inc. (a)	24,418	3,061
HPSP Co., Ltd.	132,490	3,056
Cipher Mining, Inc. (a)(b)	206,487	3,048
MARA Holdings, Inc. (a)(b)	327,085	2,937
ASMPT, Ltd.	293,500	2,921
Domo, Inc., Class B (a)	300,977	2,537
Wolfspeed, Inc. (a)(b)	89,368	1,556
Hexaware Technologies, Ltd.	126,699	1,079
Bitdeer Technologies Group, Class A (a)(b)	49,512	555
Yotpo, Ltd. (a)(c)(d)	678,736	265
		428,964

Consumer discretionary 11.70%
CAVA Group, Inc. (a)(b)	547,511	32,133
Light & Wonder, Inc. CHESS Depositary Interest (a)	266,937	27,998
Entain PLC	2,694,154	27,743
TopBuild Corp. (a)	49,920	20,826
DraftKings, Inc., Class A (a)	535,848	18,465
Thor Industries, Inc.	170,817	17,538
Champion Homes, Inc. (a)	182,251	15,400
Sega Sammy Holdings, Inc.	878,000	13,727
Wyndham Hotels & Resorts, Inc.	175,062	13,228
Acushnet Holdings Corp.	165,000	13,170
LKQ Corp.	420,833	12,709
Patrick Industries, Inc.	96,348	10,447
Guzman y Gomez, Ltd.	668,245	9,643
Food & Life Cos., Ltd.	184,900	9,373
Steven Madden, Ltd. (b)	208,312	8,674
Ollies Bargain Outlet Holdings, Inc. (a)	74,296	8,144
Aditya Vision, Ltd.	1,363,712	7,408
Cartrade Tech, Ltd. (a)	227,495	7,154
tonies SE, Class A (a)	568,903	6,987
Grand Canyon Education, Inc. (a)	41,039	6,825
Dominos Pizza Enterprises, Ltd.	486,762	6,810
Lottomatica Group SpA	254,958	6,691
MRF, Ltd.	3,861	6,567
Yonex Co., Ltd.	300,000	6,362
Boot Barn Holdings, Inc. (a)	33,840	5,972
Inchcape PLC	420,301	4,357
Camping World Holdings, Inc., Class A	426,336	4,148
Cairn Homes PLC (EUR denominated)	1,597,882	3,891
Savers Value Village, Inc. (a)	367,506	3,433
Zalando SE, non-registered shares (a)	115,415	3,427
Smartfit Escola de Ginastica e Danca SA	677,584	2,865

American Funds Insurance Series	8

Global Small Capitalization Fund (continued)
Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Coats Group PLC	2,231,726	$2,529
Groupe Dynamite, Inc.	8,500	512
Metaplanet, Inc. (a)	137,850	350
		345,506

Health care 10.57%
Insulet Corp. (a)	85,352	24,260
Ensign Group, Inc. (The)	127,853	22,272
Carl Zeiss Meditec AG, non-registered shares (b)	417,299	19,593
IDEAYA Biosciences, Inc. (a)(b)	486,851	16,830
Bio-Rad Laboratories, Inc., Class A (a)	54,843	16,617
Max Healthcare Institute, Ltd.	1,220,256	14,191
Addus HomeCare Corp. (a)	125,640	13,492
Kymera Therapeutics, Inc. (a)	171,932	13,378
Rhythm Pharmaceuticals, Inc. (a)	112,926	12,088
Ambu AS, Class B, non-registered shares (b)	873,841	12,047
ADMA Biologics, Inc. (a)	596,196	10,875
Vitrolife AB	730,264	10,864
Bio-Techne Corp.	178,365	10,490
Zealand Pharma AS (a)	132,343	9,631
Masimo Corp. (a)(b)	72,354	9,410
Vimian Group AB (publ) (a)(b)	2,729,438	8,952
Asker Healthcare Group AB (a)	964,065	8,829
iRhythm Technologies, Inc. (a)	45,776	8,122
Encompass Health Corp.	62,771	6,662
BridgeBio Pharma, Inc. (a)	86,007	6,579
Shanghai Conant Optical Co., Ltd., Class H	902,000	6,258
Establishment Labs Holdings, Inc. (a)(b)	85,657	6,243
Indegene, Ltd.	933,888	5,409
Denali Therapeutics, Inc. (a)	315,416	5,208
CONMED Corp.	124,153	5,041
Dr. Lal PathLabs, Ltd.	301,052	4,966
AddLife AB, Class B	285,033	4,923
Aster DM Healthcare, Ltd.	688,425	4,725
Prestige Consumer Healthcare, Inc. (a)	53,648	3,310
Inhibrx Biosciences, Inc. (a)(b)	41,358	3,267
Enliven Therapeutics, Inc. (a)(b)	138,269	2,129
Waystar Holding Corp. (a)	59,700	1,955
Biohaven, Ltd. (a)	164,617	1,859
GeneDx Holdings Corp., Class A (a)	12,764	1,660
		312,135

Materials 7.75%
Resonac Holdings Co., Ltd.	1,078,714	45,051
Materion Corp.	237,927	29,579
Sumitomo Bakelite Co., Ltd.	830,059	27,399
Celanese Corp.	567,064	23,975
Lundin Mining Corp.	1,000,000	21,493
Lundin Gold, Inc.	202,100	16,789
Knife River Corp. (a)	174,361	12,266
Dyno Nobel, Ltd.	5,112,453	10,919
Louisiana-Pacific Corp.	110,000	8,884
Vicat SACA	85,775	7,625
Acerinox SA	437,480	6,481
Mitsui Kinzoku Co., Ltd.	41,700	4,711
Umicore SA	168,404	3,515
Cabot Corp.	48,229	3,197
Huhtamaki OYJ	82,277	2,867

9	American Funds Insurance Series

Global Small Capitalization Fund (continued)
Common stocks (continued)	Shares	Value (000)
Materials (continued)
Arkema SA	34,302	$2,098
Mayr-Melnhof Karton AG, non-registered shares	17,249	1,882
Titan SA	1,455	90
		228,821

Communication services 3.97%
Nippon Television Holdings, Inc.	986,700	23,925
Magnite, Inc. (a)	1,429,601	23,202
Springer Nature AG & Co. KGaA, non-registered shares	593,839	13,346
Stubhub Holdings, Inc., Class A (a)(b)	900,000	12,177
New York Times Co., Class A	175,000	12,149
Indosat Tbk PT	85,573,409	11,905
Kadokawa Corp.	529,800	10,749
Rightmove PLC	1,080,615	7,555
Bharti Hexacom, Ltd.	63,232	1,282
Starz Entertainment Corp. (a)	82,800	969
		117,259

Consumer staples 3.25%
Raia Drogasil SA, ordinary nominative shares	7,751,754	33,248
BBB Foods, Inc., Class A (a)	767,003	25,610
Universal Robina Corp.	13,048,305	14,887
Lamb Weston Holdings, Inc.	320,000	13,405
Apotea Sverige AB (a)	593,629	5,929
e.l.f. Beauty, Inc. (a)	40,599	3,087
		96,166

Energy 2.66%
Weatherford International	409,326	32,034
CNX Resources Corp. (a)	525,389	19,319
Vista Energy, SAB de CV, Class A (ADR) (a)	207,708	10,107
Aegis Logistics Ltd.	790,464	6,306
Secure Waste Infrastructure Corp.	369,037	4,643
Cactus, Inc., Class A	77,043	3,519
Aegis Vopak Terminals, Ltd. (a)	953,011	2,643
		78,571

Real estate 2.41%
Charter Hall Group REIT	1,491,963	24,257
Embassy Office Parks REIT	4,429,528	21,465
Mindspace Business Parks REIT	1,250,000	6,607
NTT DC REIT (a)	5,706,900	5,815
Lodha Developers, Ltd.	442,564	5,226
St. Joe Co.	70,902	4,209
Altus Group, Ltd.	88,775	3,668
		71,247

Utilities 1.61%
Black Hills Corp.	280,286	19,457
Talen Energy Corp. (a)	23,357	8,755

American Funds Insurance Series	10

Global Small Capitalization Fund (continued)
Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Nippon Gas Co., Ltd.	364,000	$6,893
SembCorp Industries, Ltd.	1,425,500	6,655
IDACORP, Inc.	45,900	5,809
		47,569
Total common stocks (cost: $2,108,611,000)		2,838,047
Preferred securities 0.66%
Information technology 0.41%
SmartHR, Inc., Series D, preferred shares (a)(c)(d)	3,006	10,054
Yotpo, Ltd., Series F, preferred shares (a)(c)(d)	2,158,609	842
Yotpo, Ltd., Series B, preferred shares (a)(c)(d)	287,894	112
Yotpo, Ltd., Series C, preferred shares (a)(c)(d)	274,070	107
Yotpo, Ltd., Series A-1, preferred shares (a)(c)(d)	183,819	72
Yotpo, Ltd., Series A, preferred shares (a)(c)(d)	89,605	35
Yotpo, Ltd., Series C-1, preferred shares (a)(c)(d)	75,980	30
Yotpo, Ltd., Series D, preferred shares (a)(c)(d)	42,368	16
Yotpo, Ltd., Series B-1, preferred shares (a)(c)(d)	33,838	13
Outreach Corp., Series G, preferred shares (a)(c)(d)	154,354	807
		12,088

Financials 0.25%
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares (a)(b)	500,000	7,200
Total preferred securities (cost: $27,808,000)		19,288
Rights & warrants 0.00%
Consumer discretionary 0.00%
Smartfit Escola de Ginastica e Danca SA, rights, expire 1/6/2026 (a)	21,419	12
Convertible bonds & notes 0.05%	Principal amount (000)
Information technology 0.05%
Wolfspeed, Inc., convertible notes, 2.50% 6/15/2031	USD773	1,149
Wolfspeed, Inc., convertible notes, 2.50% 6/15/2031 (e)	291	432
Total convertible bonds & notes (cost: $923,000)		1,581
Bonds, notes & other debt instruments 0.03%
Corporate bonds and notes 0.03%
Information technology 0.03%
Wolfspeed, Inc. 7.00% Cash 6/15/2031 (7.00% on 12/15/2030) (f)(g)	1,173	945
Total bonds, notes & other debt instruments (cost: $1,334,000)		945
Short-term securities 6.72%	Shares
Money market investments 2.90%
Capital Group Central Cash Fund 3.79% (h)(i)	856,817	85,690

11	American Funds Insurance Series

Global Small Capitalization Fund (continued)
Short-term securities (continued)		Shares	Value (000)
Money market investments purchased with collateral from securities on loan 2.33%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (h)(j)		55,116,990	$55,117
Capital Group Central Cash Fund 3.79% (h)(i)(j)		138,082	13,810
			68,927
	Weighted average yield at acquisition	Principal amount (000)
Commercial paper 1.49%
Oversea-Chinese Banking Corp., Ltd. 1/16/2026 (e)	3.214%	USD21,500	21,464
TOTAL Holdings USA, Inc. 1/9/2026 (e)	2.868	22,500	22,479
			43,943
Total short-term securities (cost: $198,558,000)			198,560
Total investment securities 103.54% (cost: $2,337,234,000)			3,058,433
Other assets less liabilities (3.54)%			(104,630)
Net assets 100.00%			$2,953,803
Investments in affiliates (i)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Common stocks 0.00%
Consumer discretionary 0.00%
Lands’ End, Inc. (a)(k)	$27,594	$—	$16,981	$2,176	$(12,789)	$—	$—
Short-term securities 3.37%
Money market investments 2.90%
Capital Group Central Cash Fund 3.79% (h)	16,001	781,768	712,093	10	4	85,690	4,646
Money market investments purchased with collateral from securities on loan 0.47%
Capital Group Central Cash Fund 3.79% (h)(j)	19,927		6,117 (l)			13,810	— (m)
Total short-term securities						99,500
Total 3.37%				$2,186	$(12,785)	$99,500	$4,646
Restricted securities (c)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CompoSecure, Inc., Class A (a)	12/24/2025	$17,554	$17,014	0.57%
SmartHR, Inc., Series D, preferred shares (a)(d)	5/28/2021	14,344	10,054	0.34
Yotpo, Ltd., Series F, preferred shares (a)(d)	2/25/2021	4,748	842	0.03
Yotpo, Ltd. (a)(d)	3/16/2021	1,418	265	0.01
Yotpo, Ltd., Series B, preferred shares (a)(d)	3/16/2021	602	112	0.01
Yotpo, Ltd., Series C, preferred shares (a)(d)	3/16/2021	573	107	0.00 (n)
Yotpo, Ltd., Series A-1, preferred shares (a)(d)	3/16/2021	384	72	0.00 (n)
Yotpo, Ltd., Series A, preferred shares (a)(d)	3/16/2021	187	35	0.00 (n)
Yotpo, Ltd., Series C-1, preferred shares (a)(d)	3/16/2021	159	30	0.00 (n)
Yotpo, Ltd., Series D, preferred shares (a)(d)	3/16/2021	88	16	0.00 (n)

American Funds Insurance Series	12

Global Small Capitalization Fund (continued)
Restricted securities (c) (continued)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Yotpo, Ltd., Series B-1, preferred shares (a)(d)	3/16/2021	$71	$13	0.00%(n)
Outreach Corp., Series G, preferred shares (a)(d)	5/27/2021	4,517	807	0.03
Total		$44,645	$29,367	0.99%

(a)	Non-income producing.
(b)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(c)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(d)	Value determined using significant unobservable inputs.
(e)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $44,375,000, which represented 1.50% of the net assets of the fund.

(f)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(g)	Step bond; coupon rate may change at a later date.
(h)	Rate represents the seven-day yield at 12/31/2025.
(i)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(j)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(k)	Affiliated issuer during the reporting period but no longer held at 12/31/2025.
(l)	Represents net activity. Refer to Note 5 for more information on securities lending.
(m)	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
(n)	Amount less than 0.01%.

Key to abbreviation(s)
ADR = American Depositary Receipts
CDI = CREST Depository Interest
EUR = Euros
REIT = Real Estate Investment Trust
USD = U.S. dollars
Refer to the notes to financial statements.

13	American Funds Insurance Series

Growth Fund
Investment portfolio December 31, 2025

Common stocks 97.05%	Shares	Value (000)
Information technology 30.03%
NVIDIA Corp.	14,633,168	$2,729,086
Broadcom, Inc.	7,127,917	2,466,972
Microsoft Corp.	4,705,891	2,275,863
Micron Technology, Inc.	4,145,247	1,183,095
Shopify, Inc., Class A, subordinate voting shares (a)	6,681,199	1,075,473
Apple, Inc.	3,469,920	943,333
Cloudflare, Inc., Class A (a)	3,933,670	775,523
Salesforce, Inc.	2,329,847	617,200
Taiwan Semiconductor Manufacturing Co., Ltd.	9,590,699	468,538
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	178,139	54,135
SK hynix, Inc.	1,021,431	462,530
Strategy, Inc., Class A (a)	2,430,046	369,246
Constellation Software, Inc.	144,522	347,619
Fair Isaac Corp. (a)	159,463	269,591
Synopsys, Inc. (a)	548,921	257,839
AppLovin Corp., Class A (a)	321,334	216,521
KLA Corp.	161,842	196,651
Unity Software, Inc. (a)	4,187,714	184,971
Adobe, Inc. (a)	464,126	162,440
Intel Corp. (a)	4,381,849	161,690
Amphenol Corp., Class A	1,061,587	143,463
ASML Holding NV (ADR)	121,131	129,593
ASML Holding NV	11,142	11,910
Klaviyo, Inc., Class A (a)	3,758,673	122,044
Gartner, Inc. (a)	440,392	111,102
DocuSign, Inc. (a)	1,362,952	93,226
Intuit, Inc.	109,602	72,603
Fortinet, Inc. (a)	840,566	66,749
Monday.com, Ltd. (a)	437,980	64,628
HubSpot, Inc. (a)	133,103	53,414
Accenture PLC, Class A	194,545	52,196
Datadog, Inc., Class A (a)	322,570	43,866
RingCentral, Inc., Class A (a)	1,465,500	42,324
Tower Semiconductor, Ltd. (a)	328,759	38,603
Atlassian Corp., Class A (a)	175,462	28,449
Applied Materials, Inc.	102,877	26,438
Hewlett Packard Enterprise Co.	1,097,823	26,370
OpenAI Group PBC, Class A (a)(b)	35,568	17,228
MKS, Inc.	101,047	16,147
ServiceNow, Inc. (a)	100,415	15,383
TE Connectivity PLC	58,501	13,310
Stripe, Inc., Class B (a)(b)(c)	168,598	6,983
Figma, Inc. (a)	181,900	6,798
		16,421,143

Communication services 17.08%
Meta Platforms, Inc., Class A	6,338,307	4,183,853
Alphabet, Inc., Class A	5,117,670	1,601,831
Alphabet, Inc., Class C	4,890,122	1,534,520
Netflix, Inc. (a)	11,967,549	1,122,077
Live Nation Entertainment, Inc. (a)	1,673,146	238,423
Snap, Inc., Class A, nonvoting shares (a)	27,200,000	219,504
ROBLOX Corp., Class A (a)	2,022,582	163,890
Reddit, Inc., Class A (a)	385,000	88,500
Charter Communications, Inc., Class A (a)	257,459	53,745
Take-Two Interactive Software, Inc. (a)	205,671	52,658
T-Mobile US, Inc.	142,902	29,015

American Funds Insurance Series	14

Growth Fund (continued)
Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Nintendo Co., Ltd.	411,400	$27,790
Spotify Technology SA (a)	36,511	21,202
Stubhub Holdings, Inc., Class A (a)(d)	289,405	3,916
		9,340,924

Consumer discretionary 15.69%
Tesla, Inc. (a)	7,508,443	3,376,697
Amazon.com, Inc. (a)	4,731,936	1,092,225
Royal Caribbean Cruises, Ltd.	1,873,957	522,684
D.R. Horton, Inc.	3,192,890	459,872
Chipotle Mexican Grill, Inc. (a)	9,143,057	338,293
DoorDash, Inc., Class A (a)	1,463,440	331,440
NIKE, Inc., Class B	4,175,649	266,031
Flutter Entertainment PLC (a)	1,088,583	234,089
Burlington Stores, Inc. (a)	606,948	175,317
Tractor Supply Co.	3,325,000	166,283
Hermes International	61,000	150,713
Wayfair, Inc., Class A (a)	1,406,061	141,183
Norwegian Cruise Line Holdings, Ltd. (a)	6,094,950	136,039
Rivian Automotive, Inc., Class A (a)	6,072,024	119,680
Aramark	3,218,114	118,620
Home Depot, Inc.	315,781	108,660
Texas Roadhouse, Inc.	569,220	94,491
LVMH Moet Hennessy-Louis Vuitton SE	103,754	78,220
CAVA Group, Inc. (a)	1,153,603	67,705
Service Corp. International	848,647	66,169
Amadeus IT Group SA, Class A, non-registered shares	900,457	66,047
Five Below, Inc. (a)	252,000	47,467
Duolingo, Inc., Class A (a)	267,716	46,984
TopBuild Corp. (a)	109,349	45,619
Churchill Downs, Inc.	393,735	44,799
Booking Holdings, Inc.	8,123	43,501
DraftKings, Inc., Class A (a)	1,260,429	43,434
Floor & Decor Holdings, Inc., Class A (a)	690,678	42,055
YUM! Brands, Inc.	246,744	37,327
O’Reilly Automotive, Inc. (a)	310,795	28,348
Polaris, Inc.	371,000	23,466
Starbucks Corp.	250,453	21,091
AutoZone, Inc. (a)	5,049	17,124
Marriott International, Inc., Class A	46,380	14,389
Caesars Entertainment, Inc. (a)	356,300	8,334
Helen of Troy, Ltd. (a)	269,597	5,729
		8,580,125

Health care 10.98%
Intuitive Surgical, Inc. (a)	1,991,933	1,128,151
Eli Lilly and Co.	939,135	1,009,270
Vertex Pharmaceuticals, Inc. (a)	1,501,764	680,840
Alnylam Pharmaceuticals, Inc. (a)	1,708,686	679,459
HCA Healthcare, Inc.	627,846	293,116
UnitedHealth Group, Inc.	835,333	275,752
Thermo Fisher Scientific, Inc.	472,926	274,037
Boston Scientific Corp. (a)	2,452,163	233,814
Amgen, Inc.	520,625	170,406
Ionis Pharmaceuticals, Inc. (a)	1,674,900	132,501
Illumina, Inc. (a)	993,454	130,302
Guardant Health, Inc. (a)	1,005,728	102,725
Ascendis Pharma AS (ADR) (a)	444,896	94,870
Moderna, Inc. (a)	3,047,100	89,859

15	American Funds Insurance Series

Growth Fund (continued)
Common stocks (continued)	Shares	Value (000)
Health care (continued)
Mettler-Toledo International, Inc. (a)	62,042	$86,498
Danaher Corp.	375,705	86,006
Align Technology, Inc. (a)	540,602	84,415
Hims & Hers Health, Inc., Class A (a)(d)	2,320,554	75,348
Insmed, Inc. (a)	418,330	72,806
EssilorLuxottica SA	229,003	72,405
BioNTech SE (ADR) (a)	562,734	53,572
Royalty Pharma PLC, Class A	955,185	36,908
Abbott Laboratories	241,437	30,250
IQVIA Holdings, Inc. (a)	105,500	23,781
CRISPR Therapeutics AG (a)(d)	334,619	17,547
Regeneron Pharmaceuticals, Inc.	21,203	16,366
Humana, Inc.	52,111	13,347
QIAGEN NV	294,396	13,239
Veeva Systems, Inc., Class A (a)	41,200	9,197
Verily Life Sciences, LLC (a)(b)(c)	300,178	8,789
Doximity, Inc., Class A (a)	172,495	7,638
		6,003,214

Industrials 9.20%
TransDigm Group, Inc.	716,472	952,800
General Electric Co.	1,458,179	449,163
Uber Technologies, Inc. (a)	3,678,126	300,540
Quanta Services, Inc.	656,371	277,028
FTAI Aviation, Ltd.	1,289,761	253,889
Ingersoll-Rand, Inc.	3,178,452	251,797
ATI, Inc. (a)	2,086,140	239,405
Republic Services, Inc.	1,037,338	219,843
United Airlines Holdings, Inc. (a)	1,596,411	178,511
Rocket Lab Corp. (a)	2,320,675	161,890
Northrop Grumman Corp.	202,123	115,253
United Rentals, Inc.	132,903	107,561
GE Vernova, Inc.	164,046	107,216
Ryanair Holdings PLC (ADR)	1,404,492	101,390
Ryanair Holdings PLC	96,554	3,353
Airbus SE, non-registered shares	426,445	98,915
Copart, Inc. (a)	2,348,144	91,930
Saia, Inc. (a)	280,378	91,549
Axon Enterprise, Inc. (a)	157,223	89,292
Bombardier, Inc., Class B (a)	518,058	88,133
Old Dominion Freight Line, Inc.	490,000	76,832
Tetra Tech, Inc.	2,192,104	73,523
Casella Waste Systems, Inc., Class A (a)	701,174	68,673
Equifax, Inc.	308,063	66,843
Boeing Co. (The) (a)	307,821	66,834
Willscot Holdings Corp., Class A	3,295,427	62,053
ITT, Inc.	343,000	59,514
Rolls-Royce Holdings PLC	3,673,109	57,092
Loar Holdings, Inc. (a)	817,165	55,567
HEICO Corp.	137,622	44,533
Carrier Global Corp.	709,345	37,482
XPO, Inc. (a)	263,564	35,821
Enerpac Tool Group Corp., Class A	924,087	35,337
Applied Industrial Technologies, Inc.	93,197	23,930
Lennox International, Inc.	43,370	21,060
Caterpillar, Inc.	30,500	17,472
Builders FirstSource, Inc. (a)	160,656	16,530
SPX Technologies, Inc. (a)	65,962	13,196

American Funds Insurance Series	16

Growth Fund (continued)
Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Safran SA	31,998	$11,135
Einride AB (a)(b)(c)	128,088	2,621
Einride AB (EUR denominated) (a)(b)(c)	78,648	1,609
		5,027,115

Financials 7.45%
Visa, Inc., Class A	2,133,721	748,317
Bank of America Corp.	9,094,572	500,202
Toast, Inc., Class A (a)	8,375,874	297,427
Affirm Holdings, Inc., Class A (a)	3,595,701	267,628
Mastercard, Inc., Class A	467,855	267,089
Capital One Financial Corp.	955,209	231,504
KKR & Co., Inc.	1,738,534	221,628
Apollo Asset Management, Inc.	1,370,731	198,427
LPL Financial Holdings, Inc.	477,139	170,420
Block, Inc., Class A (a)	2,393,874	155,817
Brookfield Corp., Class A	3,275,187	150,298
American Express Co.	292,646	108,264
UBS Group AG	2,174,000	100,498
Blue Owl Capital, Inc., Class A (d)	6,686,183	99,892
Coinbase Global, Inc., Class A (a)	330,462	74,731
Progressive Corp.	307,337	69,987
Truist Financial Corp.	1,350,366	66,452
Blackstone, Inc.	372,497	57,417
Ares Management Corp., Class A	346,466	55,999
Marsh & McLennan Cos., Inc.	267,515	49,629
Brown & Brown, Inc.	598,260	47,681
Ryan Specialty Holdings, Inc., Class A	870,000	44,918
Kinsale Capital Group, Inc.	73,584	28,780
Intercontinental Exchange, Inc.	176,208	28,539
Aon PLC, Class A	57,337	20,233
Tradeweb Markets, Inc., Class A	118,829	12,779
		4,074,556

Consumer staples 1.87%
Performance Food Group Co. (a)	3,559,500	320,070
Costco Wholesale Corp.	303,405	261,638
Philip Morris International, Inc.	1,376,564	220,801
Bunge Global SA	679,809	60,557
Church & Dwight Co., Inc.	600,863	50,382
Walmart, Inc.	421,746	46,987
Dollar Tree Stores, Inc. (a)	326,400	40,151
Estee Lauder Cos., Inc. (The), Class A	163,107	17,081
JUUL Labs, Inc., Class A (a)(b)(c)(e)	2,496,349	4,743
		1,022,410

Materials 1.79%
Wheaton Precious Metals Corp.	2,483,836	291,900
Grupo Mexico, SAB de CV, Series B	19,156,155	180,876
Albemarle Corp.	1,072,000	151,624
Royal Gold, Inc.	551,247	122,537
Barrick Mining Corp.	1,945,890	84,743
Franco-Nevada Corp. (CAD denominated)	323,280	67,011
Glencore PLC	5,275,000	28,695
Linde PLC	61,350	26,159
Ecolab, Inc.	93,883	24,646
		978,191

17	American Funds Insurance Series

Growth Fund (continued)
Common stocks (continued)	Shares	Value (000)

Energy 1.55%
EOG Resources, Inc.	2,238,224	$235,036
Baker Hughes Co., Class A	3,500,000	159,390
TechnipFMC PLC	2,000,000	89,120
ConocoPhillips	815,850	76,372
Viper Energy, Inc., Class A	1,904,761	73,581
Diamondback Energy, Inc.	325,000	48,857
EQT Corp.	775,751	41,580
Cenovus Energy, Inc. (CAD denominated)	2,415,901	40,871
Canadian Natural Resources, Ltd. (CAD denominated)	1,087,226	36,826
Tourmaline Oil Corp.	596,759	26,769
SLB, Ltd.	470,914	18,074
		846,476

Real estate 0.74%
Welltower, Inc. REIT	908,669	168,658
Zillow Group, Inc., Class C, nonvoting shares (a)	2,105,080	143,609
CoStar Group, Inc. (a)	1,393,047	93,668
		405,935

Utilities 0.67%
Constellation Energy Corp.	509,942	180,147
NRG Energy, Inc.	505,712	80,530
Vistra Corp.	455,512	73,488
Southern Co. (The)	357,034	31,133
		365,298
Total common stocks (cost: $21,705,770,000)		53,065,387
Preferred securities 0.58%
Information technology 0.57%
Anthropic, PBC, Class F, preferred shares (a)(b)(c)	613,792	154,007
Stripe, Inc., Series I, 6.00% noncumulative preferred shares (a)(b)(c)	2,763,342	114,458
Stripe, Inc., Series H, 6.00% noncumulative preferred shares (a)(b)(c)	52,656	2,181
PsiQuantum Corp., Series D, preferred shares (a)(b)(c)	906,761	37,291
PsiQuantum Corp., Series E, preferred shares (a)(b)(c)	56,040	2,305
Tipalti Solutions, Ltd., Series F, preferred shares (a)(b)(c)	406,310	1,706
		311,948

Industrials 0.01%
Einride AB, Series C, preferred shares (a)(b)(c)	154,765	3,167
Total preferred securities (cost: $182,580,000)		315,115
Rights & warrants 0.00%
Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040 (a)(b)	53,352	— (f)
Total rights & warrants (cost: $0)		— (f)
Convertible stocks 0.08%
Information technology 0.07%
OpenAI Group PBC, Class A-2, convertible preferred shares (b)	73,144	35,429

American Funds Insurance Series	18

Growth Fund (continued)
Convertible stocks (continued)	Shares	Value (000)

Materials 0.01%
Albemarle Corp., Class A, cumulative convertible preferred depositary shares, 7.25% 3/1/2027	128,700	$7,644

Industrials 0.00%
Long Wall Co., Class A-10, noncumulative convertible preferred shares (b)(c)	809,003	534
Long Wall Co., Class A-9, noncumulative convertible preferred shares (b)(c)	171,920	113
		647
Total convertible stocks (cost: $32,010,000)		43,720
Short-term securities 2.43%
Money market investments 2.38%
Capital Group Central Cash Fund 3.79% (g)(h)	13,034,717	1,303,602

Money market investments purchased with collateral from securities on loan 0.05%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (g)(i)	26,762,407	26,762
Total short-term securities (cost: $1,330,110,000)		1,330,364
Total investment securities 100.14% (cost: $23,250,470,000)		54,754,586
Other assets less liabilities (0.14)%		(75,804)
Net assets 100.00%		$54,678,782
Investments in affiliates (h)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Short-term securities 2.38%
Money market investments 2.38%
Capital Group Central Cash Fund 3.79% (g)	$1,045,665	$5,918,652	$5,660,837	$66	$56	$1,303,602	$51,607
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 3.79% (g)	4,032		4,032 (j)			—	— (k)
Total 2.38%				$66	$56	$1,303,602	$51,607
Restricted securities (c)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Anthropic, PBC, Class F, preferred shares (a)(b)	8/29/2025	$86,525	$154,007	0.28%
Stripe, Inc., Series I, 6.00% noncumulative preferred shares (a)(b)	3/15/2023	55,638	114,458	0.21
Stripe, Inc., Class B (a)(b)	5/6/’2021	6,766	6,983	0.01
Stripe, Inc., Series H, 6.00% noncumulative preferred shares (a)(b)	3/15/2021	2,113	2,181	0.01
PsiQuantum Corp., Series D, preferred shares (a)(b)	5/28/2021	23,781	37,291	0.07
PsiQuantum Corp., Series E, preferred shares (a)(b)	5/23/2025-6/3/2025	2,305	2,305	0.00 (l)
Verily Life Sciences, LLC (a)(b)	12/21/2018	37,000	8,789	0.02

19	American Funds Insurance Series

Growth Fund (continued)
Restricted securities (c) (continued)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Einride AB, Series C, preferred shares (a)(b)	11/23/2022-8/1/2024	$5,262	$3,167	0.01%
Einride AB (a)(b)	7/14/2025	4,355	2,621	0.00 (l)
Einride AB (EUR denominated) (a)(b)	2/1/2023	2,674	1,609	0.00 (l)
JUUL Labs, Inc., Class A (a)(b)(e)	7/29/2024	19,001	4,743	0.01
Tipalti Solutions, Ltd., Series F, preferred shares (a)(b)	12/1/2021	6,956	1,706	0.00 (l)
Long Wall Co., Class A-10, noncumulative convertible preferred shares (b)	12/14/2023	1,382	534	0.00 (l)
Long Wall Co., Class A-9, noncumulative convertible preferred shares (b)	10/22/2021	10,452	113	0.00 (l)
Total		$264,210	$340,507	0.62%

(a)	Non-income producing.
(b)	Value determined using significant unobservable inputs.
(c)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(d)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(e)
Security is subject to a contractual sale restriction (lockup). The total value of all such securities was $4,743,000, which represented 0.01% of the net assets of the fund. The remaining lockup period is generally less than one year; and early lockup release provisions may be applicable based on certain set milestones or condition in accordance with legal documents.

(f)	Amount less than one thousand.
(g)	Rate represents the seven-day yield at 12/31/2025.
(h)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(i)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(j)	Represents net activity. Refer to Note 5 for more information on securities lending.
(k)	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
(l)	Amount less than 0.01%.

Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
EUR = Euros
REIT = Real Estate Investment Trust
Refer to the notes to financial statements.

American Funds Insurance Series	20

International Fund
Investment portfolio December 31, 2025

Common stocks 98.16%	Shares	Value (000)
Financials 16.89%
Standard Chartered PLC	11,011,203	$268,904
3i Group PLC	2,897,302	126,054
Banco Bilbao Vizcaya Argentaria SA	5,332,751	124,734
Nu Holdings, Ltd., Class A (a)	6,922,206	115,878
KB Financial Group, Inc.	1,185,335	102,470
Mizuho Financial Group, Inc.	2,515,100	91,328
Banco Santander SA	6,836,212	80,222
Banco BPM SpA	3,615,692	54,921
AIA Group, Ltd.	5,207,391	53,488
ING Groep NV	1,613,867	45,368
Munchener Ruckversicherungs-Gesellschaft AG	56,655	37,414
Tokio Marine Holdings, Inc.	905,800	33,629
Bank Central Asia Tbk PT	56,767,400	27,401
BPER Banca SpA (b)	1,418,221	19,178
NatWest Group PLC	1,567,793	13,674
Allianz SE	27,705	12,707
Hana Financial Group, Inc.	186,011	12,133
Brookfield Corp., Class A (CAD denominated)	233,122	10,704
Japan Post Bank Co., Ltd.	619,400	8,711
China Merchants Bank Co., Ltd., Class A	1,205,700	7,264
ICICI Bank, Ltd.	442,491	6,606
Futu Holdings, Ltd. (ADR) (a)	35,499	5,829
		1,258,617

Industrials 16.27%
Airbus SE, non-registered shares	1,101,390	255,471
Rolls-Royce Holdings PLC	8,463,724	131,553
Siemens AG	303,400	85,206
MTU Aero Engines AG	179,935	75,054
Recruit Holdings Co., Ltd.	1,308,162	74,627
Melrose Industries PLC	9,427,170	74,169
Techtronic Industries Co., Ltd.	5,617,550	64,539
Volvo AB, Class B	1,368,822	43,876
Diploma PLC	598,717	42,730
Localiza Rent a Car SA, ordinary nominative shares	5,068,783	39,975
Localiza Rent a Car SA (a)	194,953	1,476
WEG SA	3,980,205	35,650
ITOCHU Corp.	2,657,500	33,545
Marubeni Corp.	1,159,900	32,276
IHI Corp.	1,824,200	32,164
Hitachi, Ltd.	990,979	30,744
Schneider Electric SE	95,190	26,092
Rumo SA	9,764,390	26,083
Safran SA	56,700	19,730
RELX PLC	379,889	15,366
DSV A/S	50,961	12,824
Bureau Veritas SA	386,859	12,320
AtkinsRealis Group, Inc.	172,152	11,113
Singapore Technologies Engineering, Ltd.	1,674,050	10,922
Experian PLC	236,977	10,718
Larsen & Toubro, Ltd.	126,454	5,745
Compagnie de Saint-Gobain SA, non-registered shares	46,865	4,757
Ashtead Group PLC	54,171	3,696
		1,212,421

Information technology 15.10%
Taiwan Semiconductor Manufacturing Co., Ltd.	9,377,867	458,141
SK hynix, Inc.	314,984	142,633
Tokyo Electron, Ltd.	647,298	142,158

21	American Funds Insurance Series

International Fund (continued)
Common stocks (continued)	Shares	Value (000)
Information technology (continued)
ASML Holding NV	120,453	$128,754
Samsung Electronics Co., Ltd.	1,529,763	127,497
Nebius Group NV, Class A (a)(b)	330,786	27,689
ARM Holdings PLC (ADR) (a)	196,800	21,512
SAP SE	74,969	18,343
Xiaomi Corp., Class B (a)	1,932,600	9,754
NEC Corp.	244,075	8,230
Infineon Technologies AG	183,939	8,150
Canva Australia Holdings Pty, Ltd. (a)(c)(d)	4,819	7,933
Elite Material Co., Ltd.	151,233	7,844
Delta Electronics, Inc.	244,000	7,424
Tata Consultancy Services, Ltd.	137,136	4,902
Shopify, Inc., Class A, subordinate voting shares (a)	28,772	4,632
		1,125,596

Materials 12.39%
First Quantum Minerals, Ltd. (a)	14,456,903	387,610
Ivanhoe Mines, Ltd., Class A (a)	8,609,925	97,921
Ivanhoe Mines, Ltd., Class A (a)(d)	3,675,281	41,799
Grupo Mexico, SAB de CV, Series B	8,937,237	84,387
Nitto Denko Corp.	3,520,415	83,649
Anglo American PLC	1,721,774	70,953
Nippon Steel Corp.	9,999,000	40,892
Shin-Etsu Chemical Co., Ltd.	1,077,664	33,513
Air Liquide SA	118,039	22,213
Antofagasta PLC	379,688	16,665
Wheaton Precious Metals Corp.	88,388	10,387
Smurfit Westrock PLC	247,511	9,571
Nippon Sanso Holdings Corp.	304,021	9,078
Akzo Nobel NV	88,591	6,153
Buzzi SpA	87,826	5,339
DSM-Firmenich AG	36,039	2,912
		923,042

Communication services 9.56%
SoftBank Group Corp.	10,784,964	304,053
Tencent Holdings, Ltd.	1,764,115	135,179
Bharti Airtel, Ltd.	4,398,206	103,178
Singapore Telecommunications, Ltd.	11,548,300	40,916
Nintendo Co., Ltd.	536,900	36,267
Deutsche Telekom AG	974,869	31,622
NetEase, Inc.	734,816	20,222
Universal Music Group NV	657,391	17,175
Spotify Technology SA (a)	25,659	14,900
Advanced Info Service PCL, foreign registered shares	867,289	8,614
		712,126

Consumer discretionary 9.04%
Moncler SpA	1,032,407	66,354
MercadoLibre, Inc. (a)	32,883	66,235
Kering SA	179,269	63,257
Compagnie Financiere Richemont SA, Class A	273,347	58,993
Maruti Suzuki India, Ltd.	288,268	53,589
Trip.com Group, Ltd.	580,746	41,659
Sea, Ltd., Class A (ADR) (a)	313,738	40,023
Prosus NV, Class N	643,657	39,754
Industria de Diseno Textil SA	566,003	37,283
Hyundai Motor Co.	162,486	33,269

American Funds Insurance Series	22

International Fund (continued)
Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Ferrari NV (EUR denominated)	87,650	$32,635
NEXT PLC	129,015	23,737
Flutter Entertainment PLC (a)	98,385	21,157
Midea Group Co., Ltd., Class A	1,128,302	12,614
Fast Retailing Co., Ltd.	33,500	12,149
Aristocrat Leisure, Ltd.	297,447	11,535
Shimano, Inc. (b)	101,600	10,727
Zensho Holdings Co., Ltd.	166,100	9,520
Galaxy Entertainment Group, Ltd.	1,925,384	9,443
Compass Group PLC	292,214	9,297
ANTA Sports Products, Ltd.	596,775	6,164
Ryohin Keikaku Co., Ltd.	321,757	5,717
LVMH Moet Hennessy-Louis Vuitton SE	5,799	4,372
Hermes International	1,637	4,044
		673,527

Health care 6.01%
Novo Nordisk AS, Class B	3,391,577	172,878
Daiichi Sankyo Co., Ltd.	5,868,579	124,987
Zealand Pharma AS (a)	463,564	33,735
Eurofins Scientific SE, non-registered shares	451,508	33,021
AstraZeneca PLC	177,294	32,656
EssilorLuxottica SA	70,441	22,272
Sanofi	130,708	12,681
Sandoz Group AG	159,215	11,604
Ambu AS, Class B, non-registered shares (b)	274,738	3,788
		447,622

Energy 5.59%
Reliance Industries, Ltd.	12,131,748	211,754
Canadian Natural Resources, Ltd. (CAD denominated)	4,062,860	137,614
Cenovus Energy, Inc. (CAD denominated)	2,880,905	48,738
Shell PLC (GBP denominated)	316,792	11,637
Neste OYJ	300,618	6,803
		416,546

Consumer staples 4.50%
British American Tobacco PLC	2,634,440	149,314
Danone SA	659,961	59,548
L’Oreal SA, non-registered shares	86,941	37,344
JBS NV (BDR) (a)	2,188,693	31,566
Marks and Spencer Group PLC	4,024,381	17,902
Ajinomoto Co., Inc.	669,004	14,150
Avenue Supermarts, Ltd. (a)	262,709	11,052
Kweichow Moutai Co., Ltd., Class A	46,534	9,164
Imperial Brands PLC	136,845	5,753
		335,793

Utilities 2.81%
Engie SA	2,395,754	62,993
Gulf Development PCL	27,764,456	36,817
E.ON SE	1,586,206	30,069
SSE PLC	987,562	28,958
Companhia de Saneamento Basico do Estado de Sao Paulo-SABESP, ordinary nominative shares	783,149	18,770

23	American Funds Insurance Series

International Fund (continued)
Common stocks (continued)	Shares	Value (000)
Utilities (continued)
SembCorp Industries, Ltd.	2,815,100	$13,142
National Grid PLC	702,416	10,825
RWE AG	148,645	7,909
		209,483
Total common stocks (cost: $4,876,359,000)		7,314,773
Preferred securities 0.46%
Financials 0.45%
Itau Unibanco Holding SA, preferred nominative shares	4,652,963	33,353

Information technology 0.01%
Canva Australia Holdings Pty, Ltd., Series A, noncumulative preferred shares (a)(c)(d)	422	695
Canva Australia Holdings Pty, Ltd., Series A-3, noncumulative preferred shares (a)(c)(d)	18	29
Canva Australia Holdings Pty, Ltd., Series A-4, noncumulative preferred shares (a)(c)(d)	1	2
		726
Total preferred securities (cost: $27,145,000)		34,079
Rights & warrants 0.00%
Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040 (a)(c)	7,730	— (e)
Total rights & warrants (cost: $0)		— (e)
Short-term securities 2.00%
Money market investments 1.65%
Capital Group Central Cash Fund 3.79% (f)(g)	1,227,629	122,775

Money market investments purchased with collateral from securities on loan 0.35%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (f)(h)	26,275,215	26,276
Total short-term securities (cost: $149,031,000)		149,051
Total investment securities 100.62% (cost: $5,052,535,000)		7,497,903
Other assets less liabilities (0.62)%		(45,923)
Net assets 100.00%		$7,451,980
Investments in affiliates (g)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Short-term securities 1.65%
Money market investments 1.65%
Capital Group Central Cash Fund 3.79% (f)	$396,476	$1,657,364	$1,930,982	$(57)	$(26)	$122,775	$11,400

American Funds Insurance Series	24

International Fund (continued)
Investments in affiliates (g) (continued)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 3.79% (f)	$1,000	$—	$1,000 (i)	$—	$—	$—	$— (j)
Total 1.65%				$(57)	$(26)	$122,775	$11,400
Restricted securities (d)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Ivanhoe Mines, Ltd., Class A (a)	12/18/2023	$32,962	$41,799	0.56%
Canva Australia Holdings Pty, Ltd. (a)(c)	8/26/2021-11/04/2021	8,215	7,933	0.11
Canva Australia Holdings Pty, Ltd., Series A, noncumulative preferred shares (a)(c)	11/4/2021	719	695	0.01
Canva Australia Holdings Pty, Ltd., Series A-3, noncumulative preferred shares (a)(c)	11/4/2021	31	29	0.00 (k)
Canva Australia Holdings Pty, Ltd., Series A-4, noncumulative preferred shares (a)(c)	11/4/2021	2	2	0.00 (k)
Total		$41,929	$50,458	0.68%

(a)	Non-income producing.
(b)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(c)	Value determined using significant unobservable inputs.
(d)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(e)	Amount less than one thousand.
(f)	Rate represents the seven-day yield at 12/31/2025.
(g)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(h)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(i)	Represents net activity. Refer to Note 5 for more information on securities lending.
(j)	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
(k)	Amount less than 0.01%.

Key to abbreviation(s)
ADR = American Depositary Receipts
BDR = Brazilian Depositary Receipts
CAD = Canadian dollars
EUR = Euros
GBP = British pounds
Refer to the notes to financial statements.

25	American Funds Insurance Series

New World Fund®
Investment portfolio December 31, 2025

Common stocks 95.33%	Shares	Value (000)
Information technology 22.63%
Taiwan Semiconductor Manufacturing Co., Ltd.	6,571,269	$321,028
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	11,523	3,502
SK hynix, Inc.	251,877	114,056
Microsoft Corp.	157,353	76,099
Broadcom, Inc.	210,679	72,916
NVIDIA Corp.	320,938	59,855
ASML Holding NV	25,289	27,032
ASML Holding NV (ADR)	8,318	8,899
Tokyo Electron, Ltd.	162,200	35,622
KLA Corp.	14,976	18,197
Samsung Electronics Co., Ltd.	191,723	15,979
MediaTek, Inc.	326,000	14,772
Xiaomi Corp., Class B (a)	2,534,000	12,789
Cloudflare, Inc., Class A (a)	59,018	11,635
Elite Material Co., Ltd.	220,800	11,453
Capgemini SE	66,733	11,052
Accton Technology Corp.	248,000	9,289
Apple, Inc.	28,459	7,737
Intel Corp. (a)	194,842	7,190
Jentech Precision Industrial Co., Ltd.	77,000	6,634
SAP SE	21,612	5,288
SAP SE (ADR)	4,295	1,043
Corning, Inc.	63,115	5,526
E Ink Holdings, Inc.	780,000	4,901
Oracle Corp.	24,649	4,804
Micron Technology, Inc.	16,655	4,753
Baidu, Inc., Class A (a)	275,000	4,508
Kokusai Electric Corp.	114,900	4,011
TDK Corp.	234,000	3,311
Synopsys, Inc. (a)	7,030	3,302
eMemory Technology, Inc.	59,000	3,221
Infineon Technologies AG	67,805	3,004
Zhongji Innolight Co., Ltd., Class A	33,800	2,928
Keyence Corp.	7,900	2,862
Globant SA (a)	36,120	2,361
Delta Electronics, Inc.	74,000	2,252
Unity Software, Inc. (a)	47,136	2,082
EPAM Systems, Inc. (a)	9,701	1,988
ASE Technology Holding Co., Ltd.	242,000	1,918
Tata Consultancy Services, Ltd.	40,821	1,459
LITE-ON Technology Corp.	207,000	1,066
HCL Technologies, Ltd.	51,253	926
Coforge, Ltd.	49,378	914
Credo Technology Group Holding, Ltd. (a)	5,689	819
Canva Australia Holdings Pty, Ltd. (a)(b)(c)	385	634
Disco Corp.	1,400	432
		916,049

Financials 17.42%
Banco Bilbao Vizcaya Argentaria SA	2,139,537	50,044
Nu Holdings, Ltd., Class A (a)	2,908,006	48,680
Mastercard, Inc., Class A	56,665	32,349
Standard Chartered PLC	1,298,185	31,703
Abu Dhabi Islamic Bank PJSC	4,188,342	23,675
AIA Group, Ltd.	2,150,600	22,090
Capitec Bank Holdings, Ltd.	84,912	21,323
KB Financial Group, Inc.	241,411	20,869
HDFC Bank, Ltd.	1,864,902	20,607
Kotak Mahindra Bank, Ltd.	836,821	20,495
UniCredit SpA	246,716	20,481

American Funds Insurance Series	26

New World Fund® (continued)
Common stocks (continued)	Shares	Value (000)
Financials (continued)
Eurobank SA	4,059,024	$16,268
Hana Financial Group, Inc.	227,598	14,846
Cholamandalam Investment and Finance Co., Ltd.	773,211	14,611
PICC Property and Casualty Co., Ltd., Class H	6,828,947	14,318
Al Rajhi Banking and Investment Corp., non-registered shares	549,635	14,288
ICICI Bank, Ltd.	612,943	9,151
ICICI Bank, Ltd. (ADR)	161,921	4,825
Visa, Inc., Class A	39,040	13,692
Banco Santander SA	1,156,519	13,572
XP, Inc., Class A	827,903	13,553
Axis Bank, Ltd.	911,541	12,903
PB Fintech, Ltd. (a)	622,762	12,650
National Bank of Greece SA	658,867	10,036
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,164,044	9,792
Shriram Finance, Ltd.	879,069	9,744
AU Small Finance Bank, Ltd.	854,088	9,451
Emirates NBD Bank PJSC	1,224,960	9,289
Credicorp, Ltd.	29,914	8,585
Saudi National Bank (The)	810,380	8,182
People’s Insurance Co. (Group) of China, Ltd. (The), Class H	8,799,000	7,605
Futu Holdings, Ltd. (ADR) (a)	44,570	7,319
FirstRand, Ltd.	1,266,252	6,927
Brookfield Corp., Class A	149,687	6,869
Grupo Financiero Banorte, SAB de CV, Series O	721,373	6,687
Banco BTG Pactual SA, units	690,847	6,593
China Merchants Bank Co., Ltd., Class H	827,000	5,593
China Merchants Bank Co., Ltd., Class A	145,100	874
Bank of the Philippine Islands	3,172,748	6,261
BSE, Ltd.	210,546	6,167
Commercial International Bank - Egypt (CIB) SAE (GDR)	2,846,265	6,083
Samsung Life Insurance Co., Ltd.	53,225	5,796
Hong Kong Exchanges and Clearing, Ltd.	103,600	5,413
Prudential PLC	347,501	5,362
Bajaj Finance, Ltd.	486,776	5,345
Saudi Awwal Bank SJSC, non-registered shares	603,009	5,200
Abu Dhabi Commercial Bank PJSC	1,288,462	5,017
Aon PLC, Class A	12,683	4,476
Vietnam Technological and Commercial JSCB (The)	3,227,600	4,279
Kasikornbank PCL, foreign registered shares	680,500	4,204
Bank Central Asia Tbk PT	8,589,523	4,146
Central Depository Services (India), Ltd.	257,071	4,129
Banco Santander (Brasil) SA, units (a)	672,725	4,114
Public Bank Bhd.	3,623,000	4,054
B3 SA - Brasil, Bolsa, Balcao	1,469,781	3,826
Samsung Fire & Marine Insurance Co., Ltd.	10,900	3,757
3i Group PLC	85,342	3,713
Qatar National Bank QPSC	621,752	3,186
HSBC Holdings PLC (GBP denominated)	189,882	2,977
Akbank TAS	1,817,792	2,963
OTP Bank PLC	25,466	2,729
Discovery, Ltd.	193,692	2,664
CVC Capital Partners PLC	158,241	2,650
360 ONE WAM, Ltd.	177,690	2,346
Kaspi.kz JSC (ADR) (a)	28,783	2,249
Bajaj Finserv, Ltd.	74,043	1,679
Bank of Ningbo Co., Ltd., Class A	407,300	1,637
Woori Financial Group, Inc.	80,845	1,573
BDO Unibank, Inc.	685,630	1,563
S&P Global, Inc.	2,769	1,447
Wise PLC, Class A (a)	101,638	1,221
Shinhan Financial Group Co., Ltd.	13,940	744

27	American Funds Insurance Series

New World Fund® (continued)
Common stocks (continued)	Shares	Value (000)
Financials (continued)
Asia Commercial Joint Stock Bank	584,970	$534
Edenred SA	18,236	405
Haci A–mer Sabanci Holding AS	140,669	277
Erste Group Bank AG	1,804	217
Sberbank of Russia PJSC (b)	2,662,164	— (d)
		704,942

Consumer discretionary 12.67%
MercadoLibre, Inc. (a)	33,795	68,072
Trip.com Group, Ltd. (ADR)	474,251	34,103
Trip.com Group, Ltd.	385,395	27,646
Alibaba Group Holding, Ltd.	1,441,572	26,383
Alibaba Group Holding, Ltd. (ADR)	119,790	17,559
Midea Group Co., Ltd., Class A	2,890,833	32,318
LVMH Moet Hennessy-Louis Vuitton SE	40,672	30,663
Eicher Motors, Ltd.	219,346	17,835
Compagnie Financiere Richemont SA, Class A	81,116	17,506
MakeMyTrip, Ltd. (a)	168,896	13,870
Prosus NV, Class N	213,414	13,181
Maruti Suzuki India, Ltd.	69,319	12,886
H World Group, Ltd. (ADR)	253,777	11,940
H World Group, Ltd.	190,600	901
BYD Co., Ltd., Class A	722,123	10,082
BYD Co., Ltd., Class H	211,400	2,574
Galaxy Entertainment Group, Ltd.	2,192,000	10,751
Ryohin Keikaku Co., Ltd.	574,800	10,212
Eternal, Ltd. (a)	3,260,114	10,115
Jumbo SA	289,567	9,514
TVS Motor Co., Ltd.	204,915	8,475
Vibra Energia SA	1,778,591	8,364
Sea, Ltd., Class A (ADR) (a)	65,079	8,302
Hyundai Motor Co.	38,193	7,820
Meituan, Class B (a)	464,500	6,129
Naspers, Ltd., Class N	88,840	5,901
PDD Holdings, Inc. (ADR) (a)	50,247	5,698
Wynn Resorts, Ltd.	44,454	5,349
Tesla, Inc. (a)	11,561	5,199
Li Ning Co., Ltd.	2,006,155	4,804
Inchcape PLC	461,897	4,788
Hermes International	1,746	4,314
Moncler SpA	66,313	4,262
Aptiv Holdings, Ltd. (a)	41,403	3,150
Royal Caribbean Cruises, Ltd.	10,578	2,950
Coupang, Inc., Class A (a)	124,997	2,949
Lenskart Solutions, Ltd. (a)	578,142	2,899
YUM! Brands, Inc.	18,610	2,815
Pepkor Holdings, Ltd.	1,716,852	2,745
Amadeus IT Group SA, Class A, non-registered shares	37,373	2,741
ANTA Sports Products, Ltd.	239,200	2,471
Swiggy, Ltd. (a)	550,157	2,364
Marriott International, Inc., Class A	7,554	2,344
Starbucks Corp.	27,127	2,284
Shenzhou International Group Holdings, Ltd.	284,200	2,221
Booking Holdings, Inc.	402	2,153
InterContinental Hotels Group PLC	15,169	2,125
Mahindra & Mahindra, Ltd.	50,625	2,090
adidas AG	10,534	2,074
Ferrari NV (EUR denominated)	4,981	1,855
Industria de Diseno Textil SA	27,544	1,814
Fast Retailing Co., Ltd.	3,900	1,414

American Funds Insurance Series	28

New World Fund® (continued)
Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Sands China, Ltd.	496,000	$1,250
Laopu Gold Co., Ltd., Class H	15,700	1,245
NIKE, Inc., Class B	18,962	1,208
Shangri-La Asia, Ltd.	1,774,000	1,083
Tube Investments of India, Ltd.	36,685	1,067
Renault SA	25,328	1,049
Cyrela Brazil Realty SA, ordinary nominative shares	179,166	984
Kering SA	2,102	742
Hilton Worldwide Holdings, Inc.	2,449	704
Evolution AB	6,810	463
Compagnie Generale des Etablissements Michelin	1,122	37
		512,806

Industrials 12.11%
Airbus SE, non-registered shares	221,232	51,315
International Container Terminal Services, Inc.	4,053,790	38,869
Rolls-Royce Holdings PLC	2,174,320	33,796
Hitachi, Ltd.	960,800	29,807
General Electric Co.	84,289	25,964
Kanzhun, Ltd., Class A (ADR)	932,453	19,003
Kanzhun, Ltd., Class A	98,200	994
Copa Holdings SA, Class A	149,024	17,974
Rumo SA	5,874,027	15,691
Safran SA	42,173	14,675
Localiza Rent a Car SA, ordinary nominative shares	1,712,066	13,502
Localiza Rent a Car SA (a)	65,848	499
IHI Corp.	716,379	12,631
Contemporary Amperex Technology Co., Ltd., Class A	230,376	12,061
Shenzhen Inovance Technology Co., Ltd., Class A	1,115,202	11,996
DSV A/S	45,402	11,425
Daikin Industries, Ltd.	78,900	10,129
BAE Systems PLC	436,368	10,032
WEG SA	1,109,286	9,936
Grupo Aeroportuario del Pacifico, SAB de CV, Class B	352,685	9,265
Grupo Aeroportuario del Pacifico, SAB de CV, Class B (ADR)	1,043	275
AGCO Corp.	88,171	9,198
Uber Technologies, Inc. (a)	112,415	9,185
Leonardo SpA	157,234	9,007
Aselan Elektronik Sanayi ve Ticaret AS	1,557,059	8,420
TransDigm Group, Inc.	6,188	8,229
Siemens AG	28,236	7,930
Mitsui & Co., Ltd.	242,100	7,155
Techtronic Industries Co., Ltd.	620,500	7,129
Weichai Power Co., Ltd., Class A	1,977,896	4,847
Weichai Power Co., Ltd., Class H	947,000	2,279
Motiva Infraestrutura de Mobilidade SA	2,511,108	6,872
Jiangsu Hengli Hydraulic Co., Ltd., Class A	399,864	6,272
Hanwha Aerospace Co., Ltd.	9,460	6,155
Larsen & Toubro, Ltd.	126,929	5,767
Full Truck Alliance Co., Ltd., Class A (ADR)	433,721	4,654
Mitsubishi Heavy Industries, Ltd.	162,100	3,970
Schneider Electric SE	14,248	3,905
SM Investments Corp.	321,280	3,820
Ayala Corp.	383,020	3,047
GT Capital Holdings, Inc.	288,570	2,918
Carrier Global Corp.	54,462	2,878
InPost SA (a)(e)	218,978	2,682
International Consolidated Airlines Group SA (CDI)	463,348	2,566
Embraer SA	143,113	2,312
Ingersoll-Rand, Inc.	25,137	1,991

29	American Funds Insurance Series

New World Fund® (continued)
Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Bureau Veritas SA	61,362	$1,954
Boeing Co. (The) (a)	7,510	1,631
Turk Hava Yollari Anonim Ortakligi, non-registered shares	218,301	1,368
Grab Holdings, Ltd., Class A (a)	200,986	1,003
Wizz Air Holdings PLC (a)	57,166	983
Haitian International Holdings, Ltd.	103,146	293
		490,259

Communication services 9.72%
Tencent Holdings, Ltd.	1,429,401	109,531
Alphabet, Inc., Class C	86,392	27,110
Alphabet, Inc., Class A	82,543	25,836
Bharti Airtel, Ltd.	2,045,799	47,992
Bharti Airtel, Ltd., interim shares	50,511	952
Meta Platforms, Inc., Class A	60,664	40,044
NetEase, Inc.	1,132,600	31,168
MTN Group, Ltd.	2,718,770	27,783
KT Corp. (ADR)	648,437	12,301
Netflix, Inc. (a)	118,609	11,121
Telkom Indonesia (Persero) Tbk PT, Class B	43,499,200	9,047
America Movil, SAB de CV, Class B (ADR)	384,073	7,939
True Corp. PCL, foreign registered shares	22,087,986	7,629
True Corp. PCL, nonvoting depository receipts	753,600	260
Baidu, Inc., Class A (ADR) (a)	56,652	7,402
Spotify Technology SA (a)	10,315	5,990
Tencent Music Entertainment Group, Class A (ADR)	338,146	5,928
Orange	311,481	5,197
ROBLOX Corp., Class A (a)	38,832	3,146
Advanced Info Service PCL, foreign registered shares	267,800	2,660
NAVER Corp.	9,774	1,638
TIM SA	412,735	1,615
Singapore Telecommunications, Ltd.	349,300	1,237
		393,526

Materials 6.40%
First Quantum Minerals, Ltd. (a)	1,702,702	45,652
Grupo Mexico, SAB de CV, Series B	2,472,433	23,345
Barrick Mining Corp.	438,294	19,088
Vale SA, ordinary nominative shares	1,025,947	13,414
Vale SA (ADR), ordinary nominative shares	205,656	2,680
Glencore PLC	2,503,454	13,618
APL Apollo Tubes, Ltd.	546,975	11,649
Valterra Platinum, Ltd. (ZAR denominated)	128,112	10,846
Valterra Platinum, Ltd. (ADR)	41,308	578
Amcor PLC (CDI)	1,254,386	10,482
Nitto Denko Corp.	428,636	10,185
Zijin Gold International Co., Ltd. (a)	436,300	8,156
BASF SE	145,775	7,616
Anhui Conch Cement Co., Ltd., Class H	2,253,000	6,373
Linde PLC	14,574	6,214
Impala Platinum Holdings, Ltd.	375,422	5,913
Saudi Basic Industries Corp. non-registered shares	353,199	4,829
Nutrien, Ltd. (CAD denominated) (e)	71,918	4,439
Siam Cement PCL, foreign registered shares	730,100	4,239
Suzano SA	438,657	4,109
Pan American Silver Corp.	77,019	3,990
Ivanhoe Mines, Ltd., Class A (a)	344,873	3,922
Southern Copper Corp.	25,418	3,647
Wheaton Precious Metals Corp. (CAD denominated)	29,705	3,492

American Funds Insurance Series	30

New World Fund® (continued)
Common stocks (continued)	Shares	Value (000)
Materials (continued)
Anglo American PLC	79,828	$3,290
Sika AG	15,591	3,195
Nippon Steel Corp.	776,600	3,176
Freeport-McMoRan, Inc.	59,811	3,038
Loma Negra Compania Industrial Argentina SA (ADR) (a)	212,068	2,746
Antofagasta PLC	52,060	2,285
Corteva, Inc.	31,708	2,125
Asian Paints, Ltd.	66,679	2,054
Ecolab, Inc.	7,627	2,002
Heidelberg Materials AG, non-registered shares	6,287	1,646
Syensqo SA	19,822	1,592
SRF, Ltd.	41,937	1,435
Arkema SA	17,359	1,062
China Hongqiao Group Ltd. (a)	177,000	736
Alrosa PJSC (a)(b)	1,123,215	— (d)
		258,858

Health care 5.19%
Novo Nordisk AS, Class B	683,766	34,853
Max Healthcare Institute, Ltd.	2,447,517	28,464
AstraZeneca PLC	113,238	20,858
Laurus Labs, Ltd.	1,535,536	18,916
Eli Lilly and Co.	17,384	18,682
Thermo Fisher Scientific, Inc.	25,506	14,779
BeOne Medicines, Ltd. (ADR) (a)	30,544	9,280
BeOne Medicines, Ltd. (a)	36,200	841
Jiangsu Hengrui Pharmaceutical Co., Ltd., Class A	879,888	7,483
Jiangsu Hengrui Pharmaceutical Co., Ltd., Class H (a)	184,800	1,688
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	236,793	7,390
Innovent Biologics, Inc. (a)	741,373	7,225
EssilorLuxottica SA	18,490	5,846
Abbott Laboratories	39,403	4,937
Danaher Corp.	18,692	4,279
Dr. Sulaiman Al Habib Medical Services Group Co.	52,908	3,625
Rede D’Or Sao Luiz SA	427,339	3,164
OdontoPrev SA	1,320,175	2,690
Align Technology, Inc. (a)	16,246	2,537
bioMerieux SA	17,603	2,279
Mettler-Toledo International, Inc. (a)	1,181	1,647
Mankind Pharma, Ltd.	62,374	1,527
Lupin, Ltd.	59,641	1,398
WuXi AppTec Co., Ltd., Class H	107,700	1,357
Asahi Intecc Co., Ltd.	71,500	1,339
Alcon, Inc.	13,781	1,095
Wuxi Biologics (Cayman), Inc. (a)	240,500	969
Medtronic PLC	6,899	663
CanSino Biologics, Inc., Class H (a)	35,921	161
		209,972

Consumer staples 4.47%
Nestle SA	291,813	29,004
Kweichow Moutai Co., Ltd., Class A	121,770	23,981
Arca Continental, SAB de CV	1,036,505	11,217
JBS NV (BDR) (a)	641,172	9,247
Carlsberg A/S, Class B	60,316	7,907
Raia Drogasil SA, ordinary nominative shares	1,634,665	7,011
Avenue Supermarts, Ltd. (a)	161,965	6,814
Shoprite Holdings, Ltd.	411,541	6,721
ITC, Ltd.	1,420,089	6,374

31	American Funds Insurance Series

New World Fund® (continued)
Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Anheuser-Busch InBev SA/NV	91,753	$5,887
KT&G Corp.	54,838	5,399
Tsingtao Brewery Co., Ltd., Class H	782,634	4,891
Philip Morris International, Inc.	29,930	4,801
Dino Polska SA, non-registered shares (a)	398,251	4,585
BBB Foods, Inc., Class A (a)	125,631	4,195
Pernod Ricard SA	47,700	4,084
Monster Beverage Corp. (a)	51,591	3,956
Varun Beverages, Ltd.	712,894	3,882
Wal-Mart de Mexico, SAB de CV, Series V	1,180,937	3,681
United Spirits, Ltd.	219,491	3,526
British American Tobacco PLC	57,337	3,250
PepsiCo, Inc.	18,460	2,649
Danone SA	28,109	2,536
Kimberly-Clark de Mexico, SAB de CV, Class A, ordinary participation certificates	1,141,636	2,434
L’Oreal SA, non-registered shares	5,436	2,335
Zabka Group (a)	321,671	2,049
Coca-Cola Co.	27,396	1,915
Walmart, Inc.	14,179	1,580
Mondelez International, Inc., Class A	29,118	1,567
WH Group, Ltd.	1,189,000	1,324
Godrej Consumer Products, Ltd.	85,234	1,159
JD Health International, Inc. (a)	107,650	765
		180,726

Energy 2.20%
Reliance Industries, Ltd.	1,530,507	26,714
TotalEnergies SE (EUR denominated)	197,891	12,898
ADNOC Drilling Co. PJSC	7,034,034	10,228
Adnoc Gas PLC	9,312,887	9,002
SLB, Ltd.	220,133	8,449
Vista Energy, SAB de CV, Class A (ADR) (a)	172,702	8,404
Petroleo Brasileiro SA PETROBRAS (ADR), ordinary nominative shares	633,133	7,502
Shell PLC (GBP denominated)	75,967	2,790
Chevron Corp.	16,599	2,530
Borr Drilling, Ltd. (a)	149,981	604
Rosneft Oil Co. PJSC (b)	588,661	— (d)
		89,121

Real estate 1.37%
Lodha Developers, Ltd.	2,449,911	28,933
China Resources Mixc Lifestyle Services, Ltd.	1,563,200	8,595
China Resources Land, Ltd.	1,570,000	5,468
Emaar Properties PJSC	1,141,749	4,368
CK Asset Holdings, Ltd.	762,500	3,841
SM Prime Holdings, Inc.	8,122,500	3,133
Fibra Uno Administracion REIT, SA de CV	300,200	450
Longfor Group Holdings, Ltd. (e)	336,846	369
ALLOS SA, ordinary nominative shares	60,365	312
		55,469

Utilities 1.15%
Power Grid Corp. of India, Ltd.	3,911,064	11,505
Gulf Development PCL	7,715,193	10,231
Companhia de Saneamento Basico do Estado de Sao Paulo-SABESP, ordinary nominative shares	401,325	9,618
SembCorp Industries, Ltd.	1,195,100	5,579
Equatorial Energia SA	782,855	5,486

American Funds Insurance Series	32

New World Fund® (continued)
Common stocks (continued)	Shares	Value (000)
Utilities (continued)
CPFL Energia SA	251,145	$2,438
AES Corp.	74,667	1,071
Engie SA	23,878	628
		46,556
Total common stocks (cost: $2,320,519,000)		3,858,284
Preferred securities 0.73%
Financials 0.32%
Itau Unibanco Holding SA (ADR), preferred nominative shares	1,332,401	9,540
Itau Unibanco Holding SA, preferred nominative shares	459,389	3,293
		12,833

Real estate 0.20%
QuintoAndar, Ltd., Series E, preference shares (a)(b)(c)	32,657	6,550
QuintoAndar, Ltd., Series E-1, preference shares (a)(b)(c)	8,400	1,685
		8,235

Information technology 0.16%
Samsung Electronics Co., Ltd., nonvoting preferred shares	104,453	6,410
Canva Australia Holdings Pty, Ltd., Series A, noncumulative preferred shares (a)(b)(c)	34	56
Canva Australia Holdings Pty, Ltd., Series A-3, noncumulative preferred shares (a)(b)(c)	1	2
		6,468

Consumer discretionary 0.05%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares (e)	35,497	1,902
TVS Motor Co., Ltd., 6.00% preferred shares (a)	915,260	102
Getir BV, Series D, preferred shares (a)(b)(c)	7,768	— (d)
		2,004
Total preferred securities (cost: $27,027,000)		29,540
Bonds, notes & other debt instruments 2.81%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.48%
Abu Dhabi (Emirate of) 1.70% 3/2/2031 (f)	USD200	178
Angola (Republic of) 8.25% 5/9/2028	600	604
Angola (Republic of) 8.00% 11/26/2029 (f)	445	435
Angola (Republic of) 8.75% 4/14/2032 (f)	280	273
Asian Development Bank 5.25% 4/29/2035	PHP25,800	432
Brazil (Federative Republic of) 10.00% 1/1/2027	BRL13,989	2,473
Brazil (Federative Republic of) 6.00% 5/15/2027 (g)	15,081	2,674
Brazil (Federative Republic of) 10.00% 1/1/2029	21	3
Brazil (Federative Republic of) 10.00% 1/1/2031	6,065	973
Brazil (Federative Republic of) 6.00% 8/15/2032 (g)	3,325	557
Brazil (Federative Republic of) 10.00% 1/1/2033	14,543	2,237
Brazil (Federative Republic of) 10.00% 1/1/2035	17,300	2,589
Brazil (Federative Republic of) 6.00% 8/15/2050 (g)	5,298	842
Chile (Republic of) 4.70% 9/1/2030	CLP810,000	884
Chile (Republic of) 5.30% 11/1/2037	425,000	471
Chile (Republic of) 4.34% 3/7/2042	USD350	312
China (People’s Republic of), Series INBK, 2.27% 5/25/2034	CNY5,610	830
China (People’s Republic of), Series INBK, 3.72% 4/12/2051	23,270	4,192
China (People’s Republic of), Series INBK, 3.12% 10/25/2052	1,250	206

33	American Funds Insurance Series

New World Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
China (People’s Republic of), Series INBK, 2.57% 5/20/2054	CNY4,480	$668
Colombia (Republic of) 3.25% 4/22/2032	USD700	592
Colombia (Republic of) 5.20% 5/15/2049	391	288
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP4,320,700	895
Colombia (Republic of), Series B, 13.25% 2/9/2033	1,734,800	463
Colombia (Republic of), Series B, 7.25% 10/18/2034	2,054,300	387
Colombia (Republic of), Series B, 11.75% 1/24/2035	877,300	217
Colombia (Republic of), Series UVR, 3.75% 2/25/2037 (g)	6,870	562
Colombia (Republic of), Series B, 9.25% 5/28/2042	4,146,300	820
Colombia (Republic of), Series B, 7.25% 10/26/2050	3,235,300	493
Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR150	171
Czech Republic 3.50% 5/30/2035	CZK15,840	713
Czech Republic 1.95% 7/30/2037	17,900	661
Dominican Republic (Government of) 8.625% 4/20/2027 (f)	USD383	396
Dominican Republic (Government of) 5.875% 1/30/2060	335	300
Eagle Funding LuxCo SARL 5.50% 8/17/2030 (f)	960	979
Egypt (Arab Republic of) 25.318% 8/13/2027	EGP33,072	715
Egypt (Arab Republic of) 6.375% 4/11/2031	EUR100	121
Egypt (Arab Republic of) 7.625% 5/29/2032	USD1,165	1,246
Egypt (Arab Republic of) 8.50% 1/31/2047	400	393
Egypt (Arab Republic of) 8.875% 5/29/2050	386	392
Gabonese (Republic of) 6.625% 2/6/2031	720	560
Gabonese (Republic of) 7.00% 11/24/2031	500	383
Honduras (Republic of) 6.25% 1/19/2027	875	885
Honduras (Republic of) 5.625% 6/24/2030 (f)	281	279
Hungary (Republic of) 2.00% 5/23/2029	HUF255,550	684
Hungary (Republic of) 6.75% 7/23/2031	433,980	1,347
Hungary (Republic of) 6.25% 9/22/2032 (f)	USD330	353
Hungary (Republic of) 4.75% 11/24/2032	HUF180,830	498
India (Republic of) 7.32% 11/13/2030	INR3,480	40
India (Republic of) 6.54% 1/17/2032	15,620	174
India (Republic of) 7.18% 7/24/2037	176,070	2,008
India (Republic of) 7.09% 8/5/2054	280,280	3,044
Indonesia (Republic of) 6.375% 4/15/2032	IDR317,000	20
Indonesia (Republic of) 7.50% 6/15/2035	7,953,000	522
Indonesia (Republic of) 6.625% 2/17/2037	USD300	343
Indonesia (Republic of) 7.125% 6/15/2038	IDR7,242,000	464
Indonesia (Republic of) 7.50% 4/15/2040	8,852,000	581
Indonesia (Republic of) 7.125% 8/15/2040	13,148,000	847
Indonesia (Republic of) 7.125% 6/15/2042	8,210,000	522
Indonesia (Republic of), Series FR82, 7.00% 9/15/2030	2,341,000	148
Indonesia (Republic of), Series FR96, 7.00% 2/15/2033	16,818,000	1,062
Indonesia (Republic of), Series FR100, 6.625% 2/15/2034	29,553,000	1,834
Kazakhstan (Republic of) 5.50% 7/1/2037 (f)	USD945	976
Kenya (Republic of) 6.30% 1/23/2034	645	591
Kenya (Republic of) 9.50% 3/5/2036 (f)	555	593
Kenya (Republic of) 9.50% 3/5/2036	330	353
Malaysia (Federation of), Series 0419, 3.828% 7/5/2034	MYR8,766	2,215
Malaysia (Federation of), Series 0418, 4.893% 6/8/2038	616	169
Malaysia (Federation of), Series 0124, 4.054% 4/18/2039	3,245	824
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	2,200	540
Malaysia (Federation of), Series 0519, 4.638% 11/15/2049	1,030	283
Malaysia (Federation of), Series 0120, 4.065% 6/15/2050	2,202	553
Malaysia (Federation of), Series 022, 5.357% 5/15/2052	989	301
Malaysia (Federation of), Series 0124, 4.28% 3/23/2054	1,255	324
MFB Magyar Fejlesztesi Bank Zartkoruen Mukodo Reszvenytarsasag 6.50% 6/29/2028	USD490	511
MFB Magyar Fejlesztesi Bank Zartkoruen Mukodo Reszvenytarsasag 4.375% 6/27/2030	EUR340	409
Morocco (Kingdom of) 5.95% 3/8/2028 (f)	USD255	263
Morocco (Kingdom of) 3.875% 4/2/2029	EUR625	743
Morocco (Kingdom of) 4.75% 4/2/2035	200	240
Mozambique (Republic of) 9.00% 9/15/2031	USD540	463

American Funds Insurance Series	34

New World Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Nigeria (Republic of) 18.50% 2/21/2031	NGN730,360	$534
Nigeria (Republic of) 7.875% 2/16/2032	USD280	293
Nigeria (Republic of) 8.631% 1/13/2036 (f)	390	419
Oman (Sultanate of) 6.00% 8/1/2029	715	751
Oman (Sultanate of) 6.75% 1/17/2048	485	535
Panama (Republic of) 3.75% 4/17/2026	100	100
Panama (Republic of) 7.875% 3/1/2057	600	701
Paraguay (Republic of) 4.95% 4/28/2031	320	325
Peru (Republic of) 3.00% 1/15/2034	225	196
Peru (Republic of) 6.55% 3/14/2037	360	399
Peru (Republic of) 3.55% 3/10/2051	490	344
Peru (Republic of) 2.78% 12/1/2060	100	55
PETRONAS Capital, Ltd. 4.55% 4/21/2050 (f)	400	353
Philippines (Republic of) 6.375% 7/27/2030	PHP12,110	211
Philippines (Republic of) 6.00% 8/20/2030	14,790	253
Philippines (Republic of) 6.75% 9/15/2032	41,240	734
Philippines (Republic of) 6.375% 10/23/2034	USD145	163
Philippines (Republic of) 3.95% 1/20/2040	500	443
Poland (Republic of), Series 0429, 5.75% 4/25/2029	PLN2,410	705
Poland (Republic of), Series 10Y, 4.875% 10/4/2033	USD370	377
Poland (Republic of), Series 1033, 6.00% 10/25/2033	PLN8,434	2,514
Poland (Republic of), Series 1034, 5.00% 10/25/2034	6,920	1,921
Romania (Republic of) 5.25% 5/30/2032	EUR450	542
Romania (Republic of) 5.25% 5/30/2032	230	277
Romania (Republic of) 2.00% 4/14/2033	300	288
Romania (Republic of) 5.625% 5/30/2037	390	448
Saudi Arabia (Kingdom of) 4.875% 7/18/2033	USD480	488
Saudi Arabia (Kingdom of) 5.75% 1/16/2054	2,300	2,277
Sharjah (Emirate of) 4.625% 2/13/2032	EUR506	602
South Africa (Republic of) 7.10% 11/19/2036 (f)	USD200	215
South Africa (Republic of) 11.625% 3/31/2053	ZAR13,912	1,061
South Africa (Republic of), Series R-213, 7.00% 2/28/2031	482	28
South Africa (Republic of), Series R-2032, 8.25% 3/31/2032	11,495	711
South Africa (Republic of), Series R-2035, 8.875% 2/28/2035	8,388	528
South Africa (Republic of), Series R-2040, 9.00% 1/31/2040	28,192	1,707
South Africa (Republic of), Series R-2044, 8.75% 1/31/2044	15,670	906
Thailand (Kingdom of) 3.45% 6/17/2043	THB40,963	1,521
Turkey (Republic of) 37.84% 7/14/2027	TRY30,000	728
Turkey (Republic of), Series 5Y, 9.875% 1/15/2028	USD200	221
Turkey (Republic of), Series 5Y, 17.30% 7/19/2028	TRY23,445	419
Turkey (Republic of), Series 30Y, 11.875% 1/15/2030	USD500	629
Turkey (Republic of), Series 30Y, 4.875% 4/16/2043	1,710	1,323
United Mexican States 6.875% 5/13/2037	610	652
United Mexican States 5.125% 3/19/2038	EUR420	492
United Mexican States 4.75% 3/8/2044	USD800	661
United Mexican States 3.75% 4/19/2071	200	119
United Mexican States, Series M20, 8.50% 5/31/2029	MXN29,350	1,645
United Mexican States, Series M, 7.75% 5/29/2031	56,500	3,025
United Mexican States, Series M, 7.50% 5/26/2033	36,500	1,887
United Mexican States, Series M, 7.75% 11/23/2034	38,324	1,976
United Mexican States, Series M30, 8.50% 11/18/2038	21,600	1,126
United Mexican States, Series M, 7.75% 11/13/2042	20,000	951
United Mexican States, Series M, 8.00% 7/31/2053	19,887	943
Venezuela (Bolivarian Republic of) 6.00% 12/9/2020 (h)	USD244	65
Venezuela (Bolivarian Republic of) 9.00% 5/7/2023 (h)	145	41
		100,414
Corporate bonds and notes 0.33%
Energy 0.07%
GreenSaif Pipelines Bidco SARL 5.853% 2/23/2036 (f)	410	429

35	American Funds Insurance Series

New World Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Energy (continued)
Oleoducto Central SA 4.00% 7/14/2027 (f)	USD255	$252
Petroleos Mexicanos 5.95% 1/28/2031	610	591
PTTEP Treasury Center Co., Ltd. 2.993% 1/15/2030	200	191
Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/2051 (f)	430	318
Transportadora de Gas del Sur SA 8.50% 7/24/2031 (f)	250	260
Transportadora de Gas del Sur SA 7.75% 11/20/2035 (f)	220	218
Vista Energy Argentina S.A.U. 7.625% 12/10/2035 (f)	390	390
YPF SA 8.25% 1/17/2034 (f)	335	343
		2,992

Communication services 0.06%
America Movil, SAB de CV, 10.125% 1/22/2029	MXN13,710	786
America Movil, SAB de CV, 9.50% 1/27/2031	17,130	969
America Movil, SAB de CV, 10.30% 1/30/2034	2,820	166
PLDT, Inc. 2.50% 1/23/2031	USD210	192
Tencent Holdings, Ltd. 3.24% 6/3/2050 (f)	380	273
		2,386

Consumer discretionary 0.05%
Alibaba Group Holding, Ltd. 3.15% 2/9/2051	410	279
Meituan 3.05% 10/28/2030 (f)	400	373
Meituan 3.05% 10/28/2030	200	187
Melco Resorts Finance, Ltd. 7.625% 4/17/2032 (f)	345	363
MercadoLibre, Inc. 3.125% 1/14/2031	200	185
Sands China, Ltd. 4.375% 6/18/2030	220	217
Wynn Macau, Ltd. 5.625% 8/26/2028	260	260
		1,864

Financials 0.04%
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029) (i)	400	380
BBVA Bancomer SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033) (f)(i)	340	376
CMB International Leasing Management, Ltd. 2.75% 8/12/2030	300	282
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043) (i)	400	438
		1,476

Materials 0.03%
Braskem Netherlands Finance BV 8.50% 1/12/2031 (f)	355	139
CSN Resources SA 8.875% 12/5/2030 (f)	400	372
PT Krakatau Posco 6.375% 6/11/2027	345	352
Sasol Financing USA, LLC 8.75% 5/3/2029 (c)	520	530
		1,393

Utilities 0.03%
Aegea Finance SARL 9.00% 1/20/2031 (f)	275	291
AES Panama Generation Holdings, SRL 4.375% 5/31/2030 (f)	261	246
Greenko Dutch BV 3.85% 3/29/2026 (f)	173	172
Greenko Dutch BV 3.85% 3/29/2026	173	172
San Miguel Global Power Holdings Corp. 8.125% perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 6.404% on 3/2/2030) (i)	350	354
		1,235

American Funds Insurance Series	36

New World Fund® (continued)
Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds and notes (continued)

Industrials 0.02%
IRB Infrastructure Developers, Ltd. 7.11% 3/11/2032 (f)		USD335	$346
LATAM Airlines Group SA 7.875% 4/15/2030 (f)		355	374
Mexico City Airport Trust 4.25% 10/31/2026		200	199
			919

Consumer staples 0.02%
Health and Happiness (H&H) International Holdings, Ltd. 9.125% 7/24/2028		200	213
NBM US Holdings, Inc. 7.00% 5/14/2026 (c)		200	200
NBM US Holdings, Inc. 6.625% 8/6/2029 (c)		420	426
			839

Health care 0.01%
Rede D’Or Finance SARL 4.50% 1/22/2030		280	273
Total corporate bonds and notes			13,377
Total bonds, notes & other debt instruments (cost: $110,411,000)			113,791
Short-term securities 1.66%		Shares
Money market investments 1.50%
Capital Group Central Cash Fund 3.79% (j)(k)		608,937	60,900

Money market investments purchased with collateral from securities on loan 0.15%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (j)(l)		5,942,714	5,943
	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 0.01%
Egypt (Arab Republic of) 1/6/2026	19.531%	EGP12,600	264
Total short-term securities (cost: $67,083,000)			67,107
Total investment securities 100.53% (cost: $2,525,040,000)			4,068,722
Other assets less liabilities (0.53)%			(21,354)
Net assets 100.00%			$4,047,368
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
2 Year U.S. Treasury Note Futures	Short	2	4/6/2026	USD(417)	$— (d)
5 Year Euro-Bobl Futures	Short	13	3/10/2026	(1,775)	7
5 Year U.S. Treasury Note Futures	Long	6	4/6/2026	656	1
10 Year Euro-Bund Futures	Short	12	3/10/2026	(1,799)	13

37	American Funds Insurance Series

New World Fund® (continued)
Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
10 Year Ultra U.S. Treasury Note Futures	Long	18	3/31/2026	USD2,070	$(17)
30 Year Ultra U.S. Treasury Bond Futures	Short	1	3/31/2026	(118)	3
					$7
Forward currency contracts

Contract amount				Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Currency purchased (000)		Currency sold (000)
MXN	1,600	USD	89	UBS AG	1/5/2026	$— (d)
USD	88	MXN	1,600	Goldman Sachs	1/5/2026	(1)
MYR	397	USD	97	BNP Paribas	1/8/2026	1
MYR	350	USD	86	JPMorgan Chase	1/8/2026	— (d)
USD	835	MYR	3,443	JPMorgan Chase	1/8/2026	(15)
CZK	52,445	USD	2,529	Bank of New York Mellon	1/9/2026	22
USD	196	IDR	3,257,000	Goldman Sachs	1/9/2026	1
IDR	1,360,795	USD	82	Citibank	1/9/2026	— (d)
INR	5,512	USD	61	HSBC Bank	1/9/2026	— (d)
INR	7,000	USD	77	Goldman Sachs	1/9/2026	— (d)
IDR	1,452,260	USD	87	Goldman Sachs	1/9/2026	— (d)
USD	145	MXN	2,603	Citibank	1/9/2026	— (d)
USD	1,570	CZK	32,520	JPMorgan Chase	1/9/2026	(12)
USD	784	COP	3,027,600	Citibank	1/9/2026	(14)
ZAR	21,461	USD	1,256	Citibank	1/12/2026	39
CNH	13,485	USD	1,920	UBS AG	1/12/2026	14
THB	30,030	USD	953	HSBC Bank	1/12/2026	1
ZAR	1,300	USD	78	UBS AG	1/12/2026	1
BRL	470	USD	86	Barclays Bank PLC	1/12/2026	— (d)
PLN	517	USD	144	Citibank	1/12/2026	— (d)
PLN	250	USD	70	JPMorgan Chase	1/12/2026	— (d)
USD	819	BRL	4,516	Citibank	1/12/2026	(3)
USD	2,267	ZAR	37,931	Bank of America	1/12/2026	(21)
BRL	4,255	USD	782	Citibank	1/23/2026	(10)
USD	1,859	EUR	1,580	Morgan Stanley	1/30/2026	— (d)
USD	917	PHP	54,395	Bank of America	3/16/2026	(1)
						$2
Investments in affiliates (k)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Short-term securities 1.50%
Money market investments 1.50%
Capital Group Central Cash Fund 3.79% (j)	$94,686	$618,645	$652,434	$11	$(8)	$60,900	$5,504

American Funds Insurance Series	38

New World Fund® (continued)
Restricted securities (c)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
QuintoAndar, Ltd., Series E, preference shares (a)(b)	5/26/2021	$5,258	$6,550	0.16%
QuintoAndar, Ltd., Series E-1, preference shares (a)(b)	12/20/2021	1,716	1,685	0.04
Canva Australia Holdings Pty, Ltd. (a)(b)	8/26/2021-11/4/2021	656	634	0.02
Canva Australia Holdings Pty, Ltd., Series A, noncumulative preferred shares (a)(b)	11/4/2021	58	56	0.00 (m)
Canva Australia Holdings Pty, Ltd., Series A-3, noncumulative preferred shares (a)(b)	11/4/2021	2	2	0.00 (m)
Getir BV, Series D, preferred shares (a)(b)	5/27/2021	3,500	— (d)	0.00 (m)
Total		$11,190	$8,927	0.22%

(a)	Non-income producing.
(b)	Value determined using significant unobservable inputs.
(c)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(d)	Amount less than one thousand.
(e)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(f)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $11,247,000, which represented 0.28% of the net assets of the fund.

(g)	Index-linked bond whose principal amount moves with a government price index.
(h)	Scheduled interest and/or principal payment was not received.
(i)	Step bond; coupon rate may change at a later date.
(j)	Rate represents the seven-day yield at 12/31/2025.
(k)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(l)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(m)	Amount less than 0.01%.

Key to abbreviation(s)
ADR = American Depositary Receipts
BDR = Brazilian Depositary Receipts
BRL = Brazilian reais
CAD = Canadian dollars
CDI = CREST Depository Interest
CLP = Chilean pesos
CNH = Chinese yuan renminbi
CNY = Chinese yuan renminbi
COP = Colombian pesos
CZK = Czech korunas
EGP = Egyptian pounds
EUR = Euros
GBP = British pounds
GDR = Global Depositary Receipts
HUF = Hungarian forints

IDR = Indonesian rupiah
INR = Indian rupees
MXN = Mexican pesos
MYR = Malaysian ringgits
NGN = Nigerian naira
PHP = Philippine pesos
PLN = Polish zloty
REIT = Real Estate Investment Trust
SOFR = Secured Overnight Financing Rate
THB = Thai baht
TRY = Turkish lira
USD = U.S. dollars
UST = U.S. Treasury
ZAR = South African rand
Refer to the notes to financial statements.

39	American Funds Insurance Series

Washington Mutual Investors Fund
Investment portfolio December 31, 2025

Common stocks 96.71%	Shares	Value (000)
Information technology 22.47%
Broadcom, Inc.	2,374,965	$821,975
Microsoft Corp.	1,413,570	683,631
Apple, Inc.	1,139,590	309,809
NVIDIA Corp.	1,094,267	204,081
KLA Corp.	103,353	125,582
ASML Holding NV (ADR)	110,497	118,216
International Business Machines Corp.	319,206	94,552
Salesforce, Inc.	288,774	76,499
Accenture PLC, Class A	257,970	69,213
Intel Corp. (a)	943,406	34,812
SAP SE (ADR) (b)	108,684	26,401
Texas Instruments, Inc.	108,648	18,849
Amphenol Corp., Class A	134,593	18,189
Synopsys, Inc. (a)	31,950	15,008
Applied Materials, Inc.	56,534	14,529
TE Connectivity PLC	61,452	13,981
Fair Isaac Corp. (a)	8,068	13,640
Adobe, Inc. (a)	34,743	12,160
Hewlett Packard Enterprise Co.	406,300	9,759
Motorola Solutions, Inc.	9,895	3,793
Oracle Corp.	19,421	3,785
ASM International NV (ADR) (b)	4,561	2,752
		2,691,216

Financials 17.03%
Marsh & McLennan Cos., Inc.	1,130,032	209,644
JPMorgan Chase & Co.	593,105	191,110
Bank of America Corp.	3,357,568	184,666
Visa, Inc., Class A	493,213	172,975
Capital One Financial Corp.	511,844	124,050
BlackRock, Inc.	103,920	111,230
Mastercard, Inc., Class A	191,588	109,374
Truist Financial Corp.	1,734,572	85,358
Citizens Financial Group, Inc.	1,377,669	80,470
Arthur J. Gallagher & Co.	300,484	77,762
KKR & Co., Inc.	535,221	68,230
Wells Fargo & Co.	712,560	66,411
Chubb, Ltd.	187,408	58,494
Progressive Corp.	249,074	56,719
Apollo Asset Management, Inc.	387,751	56,131
Morgan Stanley	290,174	51,515
American Express Co.	138,945	51,403
Blackstone, Inc.	247,025	38,076
CME Group, Inc., Class A	134,353	36,689
Aon PLC, Class A	95,985	33,871
S&P Global, Inc.	50,609	26,448
Citigroup, Inc.	207,496	24,213
KeyCorp	1,068,093	22,045
PNC Financial Services Group, Inc.	89,774	18,738
Brookfield Asset Management, Ltd., Class A	345,786	18,116
Goldman Sachs Group, Inc.	19,811	17,414
Carlyle Group, Inc. (The)	270,192	15,971
Equitable Holdings, Inc.	217,170	10,348
Fifth Third Bancorp	178,306	8,346
Intercontinental Exchange, Inc.	48,480	7,852
Charles Schwab Corp. (The)	57,745	5,769
		2,039,438

American Funds Insurance Series	40

Washington Mutual Investors Fund (continued)
Common stocks (continued)	Shares	Value (000)

Industrials 12.74%
RTX Corp.	1,032,583	$189,376
General Electric Co.	510,619	157,286
Northrop Grumman Corp.	268,954	153,360
Union Pacific Corp.	381,988	88,361
Paychex, Inc.	783,023	87,839
Caterpillar, Inc.	147,575	84,541
Boeing Co. (The) (a)	371,244	80,604
Deere & Co.	161,235	75,066
L3Harris Technologies, Inc.	231,680	68,014
3M Co.	390,205	62,472
Delta Air Lines, Inc.	807,328	56,029
Parker-Hannifin Corp.	58,375	51,309
Lennox International, Inc.	89,406	43,414
Deutsche Post AG (ADR)	688,904	37,676
Ingersoll-Rand, Inc.	459,350	36,390
Verisk Analytics, Inc.	160,459	35,893
Watsco, Inc.	93,957	31,659
Siemens AG (ADR)	196,210	27,460
Waste Connections, Inc.	130,488	22,882
Johnson Controls International PLC	162,195	19,423
FedEx Corp.	61,924	17,887
HEICO Corp.	44,486	14,395
Republic Services, Inc.	67,539	14,314
Equifax, Inc.	60,828	13,198
BAE Systems PLC (ADR)	136,409	12,670
CSX Corp.	290,528	10,532
RELX PLC (ADR)	231,829	9,371
Waste Management, Inc.	40,322	8,859
Applied Industrial Technologies, Inc.	22,716	5,833
Trane Technologies PLC	14,265	5,552
ITT, Inc.	20,862	3,620
		1,525,285

Health care 12.16%
Eli Lilly and Co.	244,400	262,652
UnitedHealth Group, Inc.	621,229	205,074
Amgen, Inc.	599,792	196,318
Abbott Laboratories	1,132,764	141,924
CVS Health Corp.	1,753,200	139,134
AbbVie, Inc.	388,820	88,841
Gilead Sciences, Inc.	687,176	84,344
Vertex Pharmaceuticals, Inc. (a)	137,037	62,127
Johnson & Johnson	246,753	51,065
Danaher Corp.	217,204	49,722
Thermo Fisher Scientific, Inc.	84,887	49,188
AstraZeneca PLC (ADR)	391,907	36,028
Zimmer Biomet Holdings, Inc.	220,098	19,791
Illumina, Inc. (a)	110,721	14,522
Elevance Health, Inc.	39,244	13,757
Humana, Inc.	47,537	12,176
Novo Nordisk AS, Class B (ADR)	187,415	9,536
Cooper Cos., Inc. (a)	79,881	6,547
Bristol-Myers Squibb Co.	96,148	5,186
McKesson Corp.	4,752	3,898
Align Technology, Inc. (a)	15,745	2,459
Cardinal Health, Inc.	6,793	1,396
		1,455,685

41	American Funds Insurance Series

Washington Mutual Investors Fund (continued)
Common stocks (continued)	Shares	Value (000)

Consumer staples 8.25%
Philip Morris International, Inc.	2,510,056	$402,613
British American Tobacco PLC (ADR)	2,455,192	139,013
Keurig Dr Pepper, Inc.	2,702,930	75,709
Mondelez International, Inc., Class A	1,268,407	68,278
Coca-Cola Co.	758,395	53,020
Constellation Brands, Inc., Class A	284,585	39,261
Costco Wholesale Corp.	41,990	36,210
Altria Group, Inc.	590,291	34,036
Hershey Co.	124,140	22,591
Nestle SA (ADR)	200,456	19,801
Procter & Gamble Co.	136,221	19,522
Church & Dwight Co., Inc.	227,492	19,075
Walmart, Inc.	150,441	16,761
Estee Lauder Cos., Inc. (The), Class A	152,224	15,941
Kraft Heinz Co. (The)	413,643	10,031
Target Corp.	98,519	9,630
Bunge Global SA	74,092	6,600
		988,092

Consumer discretionary 6.88%
Royal Caribbean Cruises, Ltd.	596,363	166,337
Home Depot, Inc.	256,784	88,359
Starbucks Corp.	1,021,649	86,033
Amazon.com, Inc. (a)	331,292	76,469
YUM! Brands, Inc.	502,512	76,020
D.R. Horton, Inc.	411,529	59,272
TJX Cos., Inc. (The)	383,447	58,901
Darden Restaurants, Inc.	317,938	58,507
NIKE, Inc., Class B	537,367	34,236
Marriott International, Inc., Class A	88,679	27,512
General Motors Co.	276,739	22,504
Vail Resorts, Inc.	149,560	19,862
Tractor Supply Co.	373,740	18,691
Toll Brothers, Inc.	81,236	10,985
Texas Roadhouse, Inc.	43,999	7,304
Sony Group Corp. (ADR)	268,839	6,882
Chipotle Mexican Grill, Inc. (a)	165,637	6,129
		824,003

Communication services 5.40%
Alphabet, Inc., Class A	591,527	185,148
Alphabet, Inc., Class C	565,134	177,339
Meta Platforms, Inc., Class A	234,761	154,963
Comcast Corp., Class A	3,570,517	106,723
Verizon Communications, Inc.	261,888	10,667
Walt Disney Co. (The)	56,380	6,414
AT&T, Inc.	210,004	5,217
		646,471

Utilities 4.03%
Constellation Energy Corp.	322,322	113,867
Sempra	1,251,080	110,458
Southern Co. (The)	946,592	82,543
FirstEnergy Corp.	1,218,911	54,571
DTE Energy Co.	221,096	28,517
Exelon Corp.	631,441	27,525
Entergy Corp.	182,766	16,893
CenterPoint Energy, Inc.	437,803	16,785

American Funds Insurance Series	42

Washington Mutual Investors Fund (continued)
Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Public Service Enterprise Group, Inc.	184,231	$14,794
NextEra Energy, Inc.	125,328	10,061
Atmos Energy Corp.	38,564	6,464
		482,478

Energy 2.92%
Exxon Mobil Corp.	678,218	81,617
ConocoPhillips	836,045	78,262
Canadian Natural Resources, Ltd.	1,659,500	56,174
EOG Resources, Inc.	404,283	42,454
Baker Hughes Co., Class A	572,294	26,062
TC Energy Corp.	425,469	23,405
Chevron Corp.	114,799	17,496
Halliburton Co.	398,694	11,267
SLB, Ltd.	216,823	8,322
TotalEnergies SE (b)	65,622	4,293
		349,352

Real estate 2.59%
Welltower, Inc. REIT	972,251	180,459
Simon Property Group, Inc. REIT	158,605	29,359
Public Storage REIT	107,805	27,975
Prologis, Inc. REIT	200,496	25,595
Ventas, Inc. REIT	219,292	16,969
American Tower Corp. REIT	95,755	16,812
Rexford Industrial Realty, Inc. REIT	156,135	6,046
Extra Space Storage, Inc. REIT	42,274	5,505
CoStar Group, Inc. (a)	23,002	1,547
		310,267

Materials 2.24%
Air Products and Chemicals, Inc.	314,661	77,728
Wheaton Precious Metals Corp.	558,352	65,618
International Paper Co.	1,327,824	52,303
Linde PLC	63,825	27,214
Royal Gold, Inc.	81,893	18,204
Corteva, Inc.	260,264	17,445
H.B. Fuller Co.	114,890	6,831
Nucor Corp.	16,976	2,769
		268,112
Total common stocks (cost: $7,030,725,000)		11,580,399
Convertible stocks 0.86%
Industrials 0.36%
Boeing Co., Series A, convertible preferred depositary shares, 6.00% 10/15/2027	627,490	43,334

Financials 0.33%
KKR & Co., Inc., Class D, convertible preferred shares, 6.25% 3/1/2028	590,703	30,622
Apollo Global Management, Inc., Class A, cumulative convertible preferred shares, 6.75% 7/31/2026	116,666	8,811
		39,433

43	American Funds Insurance Series

Washington Mutual Investors Fund (continued)
Convertible stocks (continued)	Shares	Value (000)

Utilities 0.17%
Southern Co. (The), Class A, convertible preferred shares, 7.125% 12/15/2028	406,324	$20,463
Total convertible stocks (cost: $91,575,000)		103,230
Short-term securities 2.29%
Money market investments 2.28%
Capital Group Central Cash Fund 3.79% (c)(d)	2,725,029	272,530

Money market investments purchased with collateral from securities on loan 0.01%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (c)(e)	776,786	777
Total short-term securities (cost: $273,250,000)		273,307
Total investment securities 99.86% (cost: $7,395,550,000)		11,956,936
Other assets less liabilities 0.14%		17,120
Net assets 100.00%		$11,974,056
Investments in affiliates (d)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Short-term securities 2.28%
Money market investments 2.28%
Capital Group Central Cash Fund 3.79% (c)	$245,250	$1,790,503	$1,763,183	$(10)	$(30)	$272,530	$13,883
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 3.79% (c)	9,850		9,850 (f)			—	— (g)
Total 2.28%				$(10)	$(30)	$272,530	$13,883

(a)	Non-income producing.
(b)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(c)	Rate represents the seven-day yield at 12/31/2025.
(d)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(e)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(f)	Represents net activity. Refer to Note 5 for more information on securities lending.
(g)	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Refer to the notes to financial statements.

American Funds Insurance Series	44

U.S. Small and Mid Cap Equity Fund
Investment portfolio December 31, 2025

Common stocks 97.32%	Shares	Value (000)
Financials 23.78%
Capital One Financial Corp.	12,848	$3,114
Brown & Brown, Inc.	29,424	2,345
Fifth Third Bancorp	42,787	2,003
RenaissanceRe Holdings, Ltd.	6,629	1,864
Victory Capital Holdings, Inc., Class A	27,021	1,705
LPL Financial Holdings, Inc.	3,231	1,154
StepStone Group, Inc., Class A	17,773	1,140
KeyCorp	47,885	988
Hamilton Lane, Inc., Class A	7,175	964
TPG, Inc., Class A	13,727	876
Affirm Holdings, Inc., Class A (a)	11,444	852
WEX, Inc. (a)	5,173	771
Radian Group, Inc.	18,868	679
Kinsale Capital Group, Inc.	1,670	653
Fiserv, Inc. (a)	9,281	623
Ally Financial, Inc.	10,613	481
Ameriprise Financial, Inc.	957	469
Accelerant Holdings, Class A (a)	27,142	444
Artisan Partners Asset Management, Inc., Class A	10,148	413
Tradeweb Markets, Inc., Class A	3,687	396
Arthur J. Gallagher & Co.	1,462	378
Citizens Financial Group, Inc.	6,328	370
Essent Group, Ltd.	4,628	301
Figure Technology Solutions, Inc. (a)	6,252	255
GQG Partners, Inc. (CDI)	195,382	228
Blue Owl Capital, Inc., Class A	15,107	226
		23,692

Industrials 19.73%
XPO, Inc. (a)	11,702	1,590
Comfort Systems USA, Inc.	1,510	1,409
Crane Co.	7,592	1,400
Ingersoll-Rand, Inc.	16,463	1,304
United Rentals, Inc.	1,565	1,267
Karman Holdings, Inc. (a)	16,913	1,238
AGCO Corp.	8,507	887
ATI, Inc. (a)	7,165	822
Bloom Energy Corp., Class A (a)	9,349	812
APi Group Corp. (a)	18,288	700
Generac Holdings, Inc. (a)	5,120	698
AMETEK, Inc.	3,100	637
SiteOne Landscape Supply, Inc. (a)	5,013	624
Core & Main, Inc., Class A (a)	11,721	609
PACCAR, Inc.	4,584	502
Applied Industrial Technologies, Inc.	1,852	476
The Toro Co.	5,383	424
CSW Industrials, Inc.	1,425	418
FTAI Aviation, Ltd.	2,030	400
Copart, Inc. (a)	9,486	371
HEICO Corp.	1,059	343
Builders FirstSource, Inc. (a)	3,265	336
L3Harris Technologies, Inc.	1,140	335
Kadant, Inc.	1,153	329
ESCO Technologies, Inc.	1,528	299
VSE Corp.	1,708	295
Graco, Inc.	3,172	260
Oshkosh Corp.	1,699	213
Robert Half, Inc.	6,882	187

45	American Funds Insurance Series

U.S. Small and Mid Cap Equity Fund (continued)
Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Fluor Corp. (a)	4,663	$185
United Parcel Service, Inc., Class B	1,684	167
CBIZ, Inc. (a)	2,383	120
		19,657

Consumer discretionary 15.60%
Hilton Worldwide Holdings, Inc.	5,955	1,711
YUM! Brands, Inc.	9,944	1,504
Vail Resorts, Inc.	10,303	1,368
LKQ Corp.	42,592	1,286
Aptiv Holdings, Ltd. (a)	13,584	1,034
General Motors Co.	11,011	895
Five Below, Inc. (a)	4,322	814
Adtalem Global Education, Inc. (a)	7,439	770
Bright Horizons Family Solutions, Inc. (a)	5,826	591
TopBuild Corp. (a)	1,258	525
Flutter Entertainment PLC (a)	2,429	522
Wingstop, Inc.	2,071	494
Darden Restaurants, Inc.	2,559	471
D.R. Horton, Inc.	3,011	434
Murphy USA, Inc.	927	374
Toll Brothers, Inc.	2,406	325
Cavco Industries, Inc. (a)	546	322
Royal Caribbean Cruises, Ltd.	1,101	307
Chewy, Inc., Class A (a)	8,811	291
Texas Roadhouse, Inc.	1,657	275
Chipotle Mexican Grill, Inc. (a)	7,178	266
Brinker International, Inc. (a)	1,778	255
SharkNinja, Inc. (a)	1,946	218
AutoZone, Inc. (a)	53	180
Polaris, Inc.	2,608	165
CAVA Group, Inc. (a)	2,391	140
		15,537

Information technology 11.44%
Ingram Micro Holding Corp. (b)	64,723	1,381
Lumentum Holdings, Inc. (a)	3,571	1,316
Fabrinet, non-registered shares (a)	2,398	1,092
Keysight Technologies, Inc. (a)	4,973	1,010
Ciena Corp. (a)	3,954	925
Flex, Ltd. (a)	13,238	800
MongoDB, Inc., Class A (a)	1,765	741
Procore Technologies, Inc. (a)	8,507	619
Vontier Corp.	16,007	595
Fair Isaac Corp. (a)	313	529
Cloudflare, Inc., Class A (a)	2,395	472
CompoSecure, Inc., Class A (a)(c)	20,637	370
Hewlett Packard Enterprise Co.	12,286	295
EPAM Systems, Inc. (a)	1,350	277
Snowflake, Inc. (a)	1,173	257
RingCentral, Inc., Class A (a)	7,980	230
Clearwater Analytics Holdings, Inc., Class A (a)	8,318	201
CoreWeave, Inc., Class A (a)	1,559	112
Figma, Inc. (a)	2,983	111
Via Transportation, Inc., Class A (a)	2,340	68
		11,401

American Funds Insurance Series	46

U.S. Small and Mid Cap Equity Fund (continued)
Common stocks (continued)	Shares	Value (000)

Health care 8.63%
Ionis Pharmaceuticals, Inc. (a)	14,469	$1,145
Illumina, Inc. (a)	5,359	703
Align Technology, Inc. (a)	4,477	699
Medline, Inc., Class A (a)	14,700	617
Cooper Cos., Inc. (a)	6,773	555
Exact Sciences Corp. (a)	4,899	498
Halozyme Therapeutics, Inc. (a)	6,858	462
Doximity, Inc., Class A (a)	8,847	392
Veeva Systems, Inc., Class A (a)	1,752	391
Penumbra, Inc. (a)	1,219	379
Natera, Inc. (a)	1,649	378
Alignment Healthcare, Inc. (a)	18,667	369
Hims & Hers Health, Inc., Class A (a)	10,863	353
NewAmsterdam Pharma Co. NV (a)	9,798	344
IQVIA Holdings, Inc. (a)	1,442	325
Regeneron Pharmaceuticals, Inc.	376	290
Centessa Pharmaceuticals PLC (ADR) (a)	9,157	229
Krystal Biotech, Inc. (a)	886	218
Zimmer Biomet Holdings, Inc.	1,962	176
Alnylam Pharmaceuticals, Inc. (a)	200	79
		8,602

Consumer staples 7.13%
US Foods Holding Corp. (a)	29,695	2,237
Monster Beverage Corp. (a)	16,752	1,284
e.l.f. Beauty, Inc. (a)	11,527	877
Dollar General Corp.	4,932	655
Caseys General Stores, Inc.	1,137	628
Estee Lauder Cos., Inc. (The), Class A	4,095	429
Keurig Dr Pepper, Inc.	11,715	328
Maplebear, Inc. (a)	6,897	310
Constellation Brands, Inc., Class A	1,758	243
The Campbell’s Co.	4,131	115
		7,106

Energy 2.50%
Diamondback Energy, Inc.	5,754	865
Baker Hughes Co., Class A	13,613	620
Viper Energy, Inc., Class A	8,310	321
Permian Resources Corp., Class A	18,919	266
SLB, Ltd.	6,256	240
EOG Resources, Inc.	1,661	174
		2,486

Real estate 2.43%
Simon Property Group, Inc. REIT	6,717	1,244
Essex Property Trust, Inc. REIT	2,217	580
Crown Castle, Inc. REIT	5,004	445
Alexandria Real Estate Equities, Inc. REIT	3,072	150
		2,419

Materials 2.29%
International Paper Co.	19,368	763
Westlake Corp.	6,765	500

47	American Funds Insurance Series

U.S. Small and Mid Cap Equity Fund (continued)
Common stocks (continued)	Shares	Value (000)
Materials (continued)
Element Solutions, Inc.	17,078	$427
Perpetua Resources Corp. (a)	16,342	396
Corteva, Inc.	2,901	194
		2,280

Communication services 1.90%
ROBLOX Corp., Class A (a)	14,370	1,164
Live Nation Entertainment, Inc. (a)	3,723	530
Charter Communications, Inc., Class A (a)	761	159
Stubhub Holdings, Inc., Class A (a)(b)	2,858	39
		1,892

Utilities 1.89%
Exelon Corp.	29,519	1,287
NRG Energy, Inc.	3,150	501
FirstEnergy Corp.	2,147	96
		1,884
Total common stocks (cost: $93,297,000)		96,956
Short-term securities 3.82%
Money market investments 2.97%
Capital Group Central Cash Fund 3.79% (d)(e)	29,620	2,963

Money market investments purchased with collateral from securities on loan 0.85%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (d)(f)	846,291	846
Total short-term securities (cost: $3,808,000)		3,809
Total investment securities 101.14% (cost: $97,105,000)		100,765
Other assets less liabilities (1.14)%		(1,139)
Net assets 100.00%		$99,626
Investments in affiliates (e)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Short-term securities 2.97%
Money market investments 2.97%
Capital Group Central Cash Fund 3.79% (d)	$288	$29,708	$27,033	$— (g)	$— (g)	$2,963	$60
Restricted securities (c)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CompoSecure, Inc., Class A (a)	12/24/2025	$382	$370	0.37%

American Funds Insurance Series	48

U.S. Small and Mid Cap Equity Fund (continued)
(a)	Non-income producing.
(b)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(c)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(d)	Rate represents the seven-day yield at 12/31/2025.
(e)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(f)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(g)	Amount less than one thousand.

Key to abbreviation(s)
ADR = American Depositary Receipts
CDI = CREST Depository Interest
REIT = Real Estate Investment Trust
Refer to the notes to financial statements.

49	American Funds Insurance Series

Capital World Growth and Income Fund
Investment portfolio December 31, 2025

Common stocks 98.15%	Shares	Value (000)
Information technology 23.97%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,005,772	$97,989
Broadcom, Inc.	268,307	92,861
Microsoft Corp.	146,416	70,810
NVIDIA Corp.	281,180	52,440
Apple, Inc.	140,959	38,321
Micron Technology, Inc.	111,566	31,842
ASML Holding NV	16,667	17,815
ASML Holding NV (ADR)	1,512	1,618
International Business Machines Corp.	48,120	14,254
Tokyo Electron, Ltd.	51,975	11,415
Intel Corp. (a)	273,031	10,075
MediaTek, Inc.	157,094	7,118
Amphenol Corp., Class A	32,412	4,380
Lenovo Group, Ltd.	3,686,000	4,371
Seagate Technology Holdings PLC	15,867	4,370
Synopsys, Inc. (a)	8,886	4,174
Applied Materials, Inc.	15,190	3,904
Oracle Corp.	18,982	3,700
Shopify, Inc., Class A, subordinate voting shares (a)	18,872	3,038
Accenture PLC, Class A	10,643	2,855
Samsung Electronics Co., Ltd.	33,844	2,821
Cloudflare, Inc., Class A (a)	12,488	2,462
Capgemini SE	14,098	2,335
Allegro MicroSystems, Inc. (a)	88,141	2,325
EPAM Systems, Inc. (a)	9,877	2,024
Constellation Software, Inc.	721	1,734
AppLovin Corp., Class A (a)	2,510	1,691
KLA Corp.	1,314	1,597
Marvell Technology, Inc.	18,061	1,535
Salesforce, Inc.	4,029	1,067
SAP SE	3,885	950
Fair Isaac Corp. (a)	458	774
Strategy, Inc., Class A (a)	4,258	647
Corning, Inc.	7,323	641
Advantech Co., Ltd.	30,098	274
		500,227

Industrials 16.25%
General Electric Co.	80,356	24,752
Airbus SE, non-registered shares	90,056	20,889
BAE Systems PLC	890,700	20,476
Siemens AG	64,151	18,016
RTX Corp.	95,086	17,439
TransDigm Group, Inc.	11,792	15,682
Leonardo SpA	255,861	14,657
Deere & Co.	29,808	13,878
Volvo AB, Class B	391,329	12,544
Melrose Industries PLC	1,317,195	10,363
Ryanair Holdings PLC (ADR)	143,498	10,359
Hitachi, Ltd.	269,600	8,364
Compagnie de Saint-Gobain SA, non-registered shares	78,427	7,961
Union Pacific Corp.	34,166	7,903
Carrier Global Corp.	147,179	7,777
Safran SA	22,132	7,701
United Rentals, Inc.	9,239	7,477
Mitsui & Co., Ltd.	252,500	7,463
Rolls-Royce Holdings PLC	438,695	6,819
Siemens Energy AG	41,713	5,895
Ingersoll-Rand, Inc.	73,089	5,790
L3Harris Technologies, Inc.	19,651	5,769

American Funds Insurance Series	50

Capital World Growth and Income Fund (continued)
Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Parker-Hannifin Corp.	5,942	$5,223
Deutsche Post AG	94,991	5,203
Lockheed Martin Corp.	10,189	4,928
ITOCHU Corp.	377,000	4,759
Prysmian SpA	47,580	4,744
RELX PLC	102,326	4,139
Techtronic Industries Co., Ltd.	352,500	4,050
IHI Corp.	204,168	3,600
XPO, Inc. (a)	24,624	3,347
Saab AB, Class B	50,858	2,958
International Consolidated Airlines Group SA (CDI)	528,593	2,927
GE Vernova, Inc.	4,428	2,894
Core & Main, Inc., Class A (a)	54,167	2,815
Bureau Veritas SA	84,710	2,698
Weir Group PLC (The)	53,913	2,058
MTU Aero Engines AG	4,854	2,025
FTAI Aviation, Ltd.	9,560	1,882
Crane Co.	9,711	1,791
Marubeni Corp.	63,000	1,753
Bombardier, Inc., Class B (a)	9,858	1,677
Bouygues SA	30,905	1,602
Comfort Systems USA, Inc.	1,627	1,518
Recruit Holdings Co., Ltd.	25,350	1,446
Bunzl PLC	42,369	1,182
Randstad NV, non-registered shares	28,055	1,067
Woodward, Inc.	3,354	1,014
Vestas Wind Systems AS	35,740	965
SECOM Co., Ltd.	27,100	963
Howmet Aerospace, Inc.	4,522	927
Rocket Lab Corp. (a)	12,810	894
Boeing Co. (The) (a)	3,785	822
Diploma PLC	11,469	818
PACCAR, Inc.	7,084	776
Ferguson Enterprises, Inc.	2,880	641
Valmet OYJ	17,763	588
FedEx Corp.	1,469	424
		339,092

Financials 14.57%
Chubb, Ltd.	41,141	12,841
Citigroup, Inc.	109,791	12,811
NatWest Group PLC	1,411,295	12,309
Zurich Insurance Group AG	15,887	12,058
JPMorgan Chase & Co.	36,957	11,908
Capital One Financial Corp.	44,690	10,831
Aviva PLC	1,178,167	10,787
Mastercard, Inc., Class A	18,307	10,451
Apollo Asset Management, Inc.	66,212	9,585
BPER Banca SpA	688,480	9,310
Visa, Inc., Class A	23,806	8,349
Bank of America Corp.	151,204	8,316
American Express Co.	21,561	7,976
Wells Fargo & Co.	73,531	6,853
UniCredit SpA	82,515	6,850
ING Groep NV	242,789	6,825
BlackRock, Inc.	5,785	6,192
Arthur J. Gallagher & Co.	22,281	5,766
Banco Bilbao Vizcaya Argentaria SA	240,821	5,633
Blackstone, Inc.	34,103	5,257
Galaxy Digital, Inc., Class A (a)(b)	153,894	3,441

51	American Funds Insurance Series

Capital World Growth and Income Fund (continued)
Common stocks (continued)	Shares	Value (000)
Financials (continued)
Galaxy Digital, Inc., Class A (a)	73,055	$1,634
AIA Group, Ltd.	489,469	5,028
HDFC Life Insurance Co., Ltd.	586,869	4,905
Munchener Ruckversicherungs-Gesellschaft AG	7,210	4,761
Mizuho Financial Group, Inc.	128,300	4,659
3i Group PLC	103,448	4,501
Aon PLC, Class A	12,706	4,484
Israel Discount Bank, Ltd., Class A	416,534	4,423
Erste Group Bank AG	33,771	4,063
Partners Group Holding AG	3,097	3,804
Postal Savings Bank of China Co., Ltd., Class H	5,553,383	3,790
FinecoBank SpA	138,712	3,602
BNP Paribas SA	36,364	3,441
Ping An Insurance (Group) Co. of China, Ltd., Class H	404,280	3,401
KB Financial Group, Inc.	39,325	3,400
Blue Owl Capital, Inc., Class A	224,513	3,354
Svenska Handelsbanken AB, Class A	226,988	3,310
Progressive Corp.	13,531	3,081
DBS Group Holdings, Ltd.	66,200	2,897
Marsh & McLennan Cos., Inc.	14,198	2,634
Danske Bank AS	52,190	2,603
Ares Management Corp., Class A	14,926	2,412
Morgan Stanley	13,148	2,334
TPG, Inc., Class A	36,181	2,310
Nu Holdings, Ltd., Class A (a)	132,234	2,214
HDFC Bank, Ltd.	127,497	1,409
HDFC Bank, Ltd. (ADR)	17,258	630
HSBC Holdings PLC (HKD denominated)	130,000	2,036
B3 SA - Brasil, Bolsa, Balcao	732,050	1,905
AXA SA	39,014	1,876
American International Group, Inc.	20,908	1,789
Brown & Brown, Inc.	22,407	1,786
Banco Comercial Portugues, SA	1,692,704	1,774
IG Group Holdings PLC	93,625	1,660
CaixaBank SA, non-registered shares	125,217	1,529
CVC Capital Partners PLC	88,920	1,489
National Bank of Canada	11,544	1,452
Skandinaviska Enskilda Banken AB, Class A	62,547	1,320
Federal Home Loan Mortgage Corp. (a)	122,752	1,245
Fannie Mae (a)	99,902	1,072
Allianz SE	2,300	1,055
Bank Hapoalim BM	46,635	1,055
Credicorp, Ltd.	3,392	973
Abu Dhabi Islamic Bank PJSC	164,126	928
China Merchants Bank Co., Ltd., Class H	122,403	828
Goldman Sachs Group, Inc.	871	766
Brookfield Asset Management, Ltd., Class A (CAD denominated)	14,178	743
LPL Financial Holdings, Inc.	2,038	728
Fidelity National Information Services, Inc.	10,845	721
Macquarie Group, Ltd.	4,650	626
XP, Inc., Class A	36,512	598
Standard Chartered PLC	19,485	476
Tokio Marine Holdings, Inc.	6,000	223
Sberbank of Russia PJSC (c)	3,196,952	— (d)
		304,086

Communication services 9.18%
Alphabet, Inc., Class A	119,827	37,506
Alphabet, Inc., Class C	112,570	35,324
Meta Platforms, Inc., Class A	40,871	26,979

American Funds Insurance Series	52

Capital World Growth and Income Fund (continued)
Common stocks (continued)	Shares	Value (000)
Communication services (continued)
SoftBank Group Corp.	669,268	$18,868
Netflix, Inc. (a)	123,855	11,613
Publicis Groupe SA	105,250	10,919
Singapore Telecommunications, Ltd.	2,193,563	7,772
NetEase, Inc.	212,900	5,859
NetEase, Inc. (ADR)	4,006	551
Orange	323,745	5,402
Bharti Airtel, Ltd.	210,509	4,938
Bharti Airtel, Ltd., interim shares	12,466	235
Tencent Holdings, Ltd.	58,900	4,513
Comcast Corp., Class A	149,929	4,481
Universal Music Group NV	157,145	4,106
AT&T, Inc.	129,224	3,210
Nintendo Co., Ltd.	38,800	2,621
Spotify Technology SA (a)	4,149	2,409
Omnicom Group, Inc.	25,602	2,067
Walt Disney Co. (The)	10,917	1,242
SoftBank Corp.	677,450	930
		191,545

Consumer discretionary 8.32%
Amazon.com, Inc. (a)	144,814	33,426
Industria de Diseno Textil SA	183,973	12,118
Trip.com Group, Ltd. (ADR)	79,347	5,706
Trip.com Group, Ltd.	77,636	5,569
Compagnie Financiere Richemont SA, Class A	50,205	10,835
Tesla, Inc. (a)	23,878	10,738
Flutter Entertainment PLC (a)	41,831	8,995
Starbucks Corp.	104,616	8,810
Royal Caribbean Cruises, Ltd.	31,446	8,771
MercadoLibre, Inc. (a)	4,232	8,524
NEXT PLC	38,851	7,148
Las Vegas Sands Corp.	94,294	6,138
LVMH Moet Hennessy-Louis Vuitton SE	7,475	5,635
Booking Holdings, Inc.	927	4,964
Chipotle Mexican Grill, Inc. (a)	124,254	4,597
D.R. Horton, Inc.	28,110	4,049
Alibaba Group Holding, Ltd. (ADR)	20,723	3,038
Hermes International	1,159	2,864
Compagnie Generale des Etablissements Michelin	73,679	2,444
Restaurant Brands International, Inc. (CAD denominated)	27,334	1,865
Hyundai Motor Co.	8,986	1,840
InterContinental Hotels Group PLC	12,632	1,769
Moncler SpA	27,170	1,746
Compass Group PLC	54,547	1,735
Carvana Co., Class A (a)	3,915	1,652
Suzuki Motor Corp.	98,200	1,459
Aristocrat Leisure, Ltd.	34,618	1,343
Midea Group Co., Ltd., Class A	113,000	1,263
NIKE, Inc., Class B	16,141	1,028
Accor SA	15,785	894
Zensho Holdings Co., Ltd.	14,300	820
Sea, Ltd., Class A (ADR) (a)	5,758	735
Dollarama, Inc.	4,772	713
Kering SA	1,243	439
		173,670

Health care 8.25%
Eli Lilly and Co.	36,376	39,093

53	American Funds Insurance Series

Capital World Growth and Income Fund (continued)
Common stocks (continued)	Shares	Value (000)
Health care (continued)
Vertex Pharmaceuticals, Inc. (a)	35,954	$16,300
Abbott Laboratories	108,041	13,536
Medtronic PLC	125,128	12,020
UnitedHealth Group, Inc.	24,947	8,235
Novo Nordisk AS, Class B	160,061	8,159
Johnson & Johnson	36,478	7,549
Gilead Sciences, Inc.	57,932	7,111
Stryker Corp.	17,674	6,212
AstraZeneca PLC	32,200	5,931
Takeda Pharmaceutical Co., Ltd.	189,000	5,872
Sanofi	57,677	5,596
Thermo Fisher Scientific, Inc.	9,013	5,223
Daiichi Sankyo Co., Ltd.	225,900	4,811
Amgen, Inc.	14,470	4,736
EssilorLuxottica SA	14,229	4,499
Insulet Corp. (a)	10,684	3,037
AbbVie, Inc.	10,898	2,490
GE HealthCare Technologies, Inc.	18,849	1,546
BioMarin Pharmaceutical, Inc. (a)	24,993	1,485
CVS Health Corp.	17,836	1,415
Molina Healthcare, Inc. (a)	7,751	1,345
Haleon PLC	244,709	1,238
Lonza Group AG	1,598	1,081
Boston Scientific Corp. (a)	10,853	1,035
Rede D’Or Sao Luiz SA	122,458	907
Chugai Pharmaceutical Co., Ltd.	17,100	899
Fresenius SE & Co. KGaA	11,068	637
agilon health, Inc. (a)	125,582	86
		172,084

Materials 6.04%
Vale SA, ordinary nominative shares	1,042,597	13,632
Vale SA (ADR), ordinary nominative shares	147,928	1,927
Freeport-McMoRan, Inc.	290,202	14,739
First Quantum Minerals, Ltd. (a)	356,560	9,560
Heidelberg Materials AG, non-registered shares	31,146	8,156
Ivanhoe Mines, Ltd., Class A (a)	626,382	7,124
Anglo American PLC	157,771	6,502
Glencore PLC	958,289	5,213
Linde PLC	11,690	4,984
Anglogold Ashanti PLC	58,022	4,948
Air Products and Chemicals, Inc.	18,354	4,534
Corteva, Inc.	64,430	4,319
Antofagasta PLC	91,571	4,019
Agnico Eagle Mines, Ltd.	23,441	3,975
Nippon Steel Corp.	865,000	3,538
Smurfit Westrock PLC	88,600	3,426
CRH PLC	26,681	3,330
Southern Copper Corp.	22,583	3,240
Rio Tinto PLC	40,408	3,224
Air Liquide SA	12,636	2,378
Grupo Mexico, SAB de CV, Series B	249,486	2,356
LyondellBasell Industries NV	51,002	2,208
Lundin Mining Corp.	100,869	2,168
Dow, Inc.	84,972	1,987
Franco-Nevada Corp.	8,714	1,806
Akzo Nobel NV	11,772	818
Shin-Etsu Chemical Co., Ltd.	26,000	809

American Funds Insurance Series	54

Capital World Growth and Income Fund (continued)
Common stocks (continued)	Shares	Value (000)
Materials (continued)
Lynas Rare Earths, Ltd. (a)	76,018	$627
BASF SE	6,478	338
Zijin Gold International Co., Ltd. (a)	8,900	166
		126,051

Consumer staples 4.82%
Philip Morris International, Inc.	264,831	42,479
British American Tobacco PLC	257,586	14,599
Nestle SA	124,694	12,394
Imperial Brands PLC	254,415	10,696
JBS NV (BDR) (a)	221,456	3,194
Ocado Group PLC (a)	792,264	2,515
Danone SA	23,736	2,142
Bunge Global SA	22,247	1,982
Sysco Corp.	23,248	1,713
Walmart, Inc.	12,868	1,434
US Foods Holding Corp. (a)	14,397	1,084
Ajinomoto Co., Inc.	49,400	1,045
Procter & Gamble Co.	7,275	1,042
Loblaw Cos., Ltd.	21,096	954
Arca Continental, SAB de CV	87,378	946
Keurig Dr Pepper, Inc.	29,253	819
Kweichow Moutai Co., Ltd., Class A	4,100	807
Coca-Cola Co.	10,706	748
		100,593

Energy 3.72%
Canadian Natural Resources, Ltd. (CAD denominated)	482,117	16,330
Cameco Corp. (CAD denominated)	118,635	10,863
Cameco Corp.	46,105	4,218
Shell PLC (GBP denominated)	341,079	12,530
Shell PLC (EUR denominated)	14,064	519
EOG Resources, Inc.	110,268	11,579
Baker Hughes Co., Class A	95,061	4,329
TC Energy Corp. (CAD denominated)	74,780	4,118
Neste OYJ	166,062	3,758
BP PLC	633,071	3,675
Suncor Energy, Inc.	68,819	3,055
Expand Energy Corp.	12,380	1,366
Tourmaline Oil Corp.	14,829	665
ADNOC Drilling Co. PJSC	381,223	554
		77,559

Utilities 2.19%
Engie SA	596,827	15,693
Southern Co. (The)	61,750	5,385
Iberdrola SA, non-registered shares	225,821	4,888
Pinnacle West Capital Corp.	36,700	3,255
NextEra Energy, Inc.	38,632	3,101
E.ON SE	150,047	2,845
National Grid PLC	154,423	2,380
Dominion Energy, Inc.	39,815	2,333
Duke Energy Corp.	18,764	2,199
Constellation Energy Corp.	5,656	1,998
DTE Energy Co.	10,779	1,390
SSE PLC	5,948	174
		45,641

55	American Funds Insurance Series

Capital World Growth and Income Fund (continued)
Common stocks (continued)	Shares	Value (000)

Real estate 0.84%
Prologis, Inc. REIT	48,096	$6,140
China Resources Mixc Lifestyle Services, Ltd.	924,400	5,083
Mitsubishi Estate Co., Ltd.	73,600	1,793
Simon Property Group, Inc. REIT	7,706	1,426
UDR, Inc. REIT	32,096	1,177
VICI Properties, Inc. REIT	39,802	1,119
Goodman Logistics (HK), Ltd. REIT	40,304	829
		17,567
Total common stocks (cost: $1,169,007,000)		2,048,115
Preferred securities 0.30%
Financials 0.30%
Itau Unibanco Holding SA, preferred nominative shares	330,165	2,367
Itau Unibanco Holding SA (ADR), preferred nominative shares	226,056	1,618
Fannie Mae, Series S, 8.25% noncumulative preferred shares (a)	80,909	1,232
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares (a)(e)	69,041	994
		6,211
Total preferred securities (cost: $5,265,000)		6,211
Bonds, notes & other debt instruments 0.05%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.03%
Brazil (Federative Republic of) 10.00% 1/1/2027	BRL3,300	584
Corporate bonds and notes 0.02%
Health care 0.02%
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	USD432	428
Total bonds, notes & other debt instruments (cost: $967,000)		1,012
Short-term securities 1.30%	Shares
Money market investments 1.26%
Capital Group Central Cash Fund 3.79% (f)(g)	262,010	26,204

Money market investments purchased with collateral from securities on loan 0.04%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (f)(h)	906,417	906
Total short-term securities (cost: $27,106,000)		27,110
Total investment securities 99.80% (cost: $1,202,345,000)		2,082,448
Other assets less liabilities 0.20%		4,261
Net assets 100.00%		$2,086,709

American Funds Insurance Series	56

Capital World Growth and Income Fund (continued)
Investments in affiliates (g)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Short-term securities 1.26%
Money market investments 1.26%
Capital Group Central Cash Fund 3.79% (f)	$46,673	$322,340	$342,810	$5	$(4)	$26,204	$2,805
Restricted securities (b)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Galaxy Digital, Inc., Class A (a)	10/10/2025	$5,540	$3,441	0.16%

(a)	Non-income producing.
(b)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(c)	Value determined using significant unobservable inputs.
(d)	Amount less than one thousand.
(e)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(f)	Rate represents the seven-day yield at 12/31/2025.
(g)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(h)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation(s)
ADR = American Depositary Receipts
BDR = Brazilian Depositary Receipts
BRL = Brazilian reais
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR = Euros
GBP = British pounds
HKD = Hong Kong dollars
REIT = Real Estate Investment Trust
USD = U.S. dollars
Refer to the notes to financial statements.

57	American Funds Insurance Series

Growth-Income Fund
Investment portfolio December 31, 2025

Common stocks 97.39%	Shares	Value (000)
Information technology 31.31%
NVIDIA Corp.	16,585,113	$3,093,124
Microsoft Corp.	6,355,199	3,073,501
Broadcom, Inc.	6,636,411	2,296,862
Apple, Inc.	6,072,252	1,650,802
Applied Materials, Inc.	3,375,839	867,557
Amphenol Corp., Class A	3,401,335	459,656
Oracle Corp.	1,505,598	293,456
Seagate Technology Holdings PLC	1,046,348	288,154
Cognizant Technology Solutions Corp., Class A	3,381,043	280,627
Accenture PLC, Class A	888,876	238,485
Taiwan Semiconductor Manufacturing Co., Ltd.	4,102,000	200,397
Arista Networks, Inc. (a)	1,418,856	185,913
Entegris, Inc.	1,768,942	149,033
Salesforce, Inc.	535,038	141,737
AppLovin Corp., Class A (a)	102,313	68,940
Texas Instruments, Inc.	374,945	65,049
Marvell Technology, Inc.	761,477	64,710
Adobe, Inc. (a)	163,526	57,232
Corning, Inc.	600,000	52,536
Palo Alto Networks, Inc. (a)	220,554	40,626
ASML Holding NV	28,845	30,833
QUALCOMM, Inc.	141,313	24,172
Micron Technology, Inc.	78,021	22,268
Fair Isaac Corp. (a)	8,541	14,440
		13,660,110

Industrials 13.55%
RTX Corp.	7,418,732	1,360,595
Automatic Data Processing, Inc.	1,993,331	512,745
Airbus SE, non-registered shares	1,921,964	445,806
General Dynamics Corp.	1,230,528	414,270
GFL Environmental, Inc., subordinate voting shares	8,706,752	373,955
Carrier Global Corp.	6,005,807	317,347
General Electric Co.	1,019,662	314,087
Uber Technologies, Inc. (a)	2,826,696	230,969
XPO, Inc. (a)	1,695,007	230,368
Union Pacific Corp.	862,971	199,622
Ingersoll-Rand, Inc.	2,494,401	197,606
Caterpillar, Inc.	326,877	187,258
Paychex, Inc.	1,519,430	170,450
Honeywell International, Inc.	828,971	161,724
United Rentals, Inc.	188,542	152,591
TransDigm Group, Inc.	113,503	150,942
L3Harris Technologies, Inc.	459,926	135,020
CSX Corp.	3,114,334	112,895
APi Group Corp. (a)	1,733,157	66,311
Waste Management, Inc.	284,081	62,415
Woodward, Inc.	204,293	61,762
Boeing Co. (The) (a)	238,104	51,697
		5,910,435

Financials 11.99%
JPMorgan Chase & Co.	2,413,448	777,661
Mastercard, Inc., Class A	1,060,909	605,652
BlackRock, Inc.	504,695	540,195
Wells Fargo & Co.	5,041,337	469,853
Fidelity National Information Services, Inc.	6,205,397	412,411
Progressive Corp.	766,051	174,445
Morgan Stanley	957,257	169,942

American Funds Insurance Series	58

Growth-Income Fund (continued)
Common stocks (continued)	Shares	Value (000)
Financials (continued)
Capital One Financial Corp.	697,472	$169,039
Visa, Inc., Class A	445,602	156,277
Chubb, Ltd.	495,560	154,674
Goldman Sachs Group, Inc.	174,257	153,172
Marsh & McLennan Cos., Inc.	798,956	148,222
Berkshire Hathaway, Inc., Class B (a)	269,334	135,381
B3 SA - Brasil, Bolsa, Balcao	44,971,737	117,059
American Express Co.	303,325	112,215
PNC Financial Services Group, Inc.	520,903	108,728
Pinnacle Financial Partners, Inc.	1,131,294	107,937
U.S. Bancorp	1,948,827	103,989
Arthur J. Gallagher & Co.	374,193	96,837
Apollo Asset Management, Inc.	665,703	96,367
State Street Corp.	681,940	87,977
S&P Global, Inc.	165,000	86,227
CME Group, Inc., Class A	292,470	79,868
Blackstone, Inc.	400,140	61,678
PayPal Holdings, Inc.	1,053,348	61,495
American International Group, Inc.	507,353	43,404
		5,230,705

Health care 10.04%
Eli Lilly and Co.	1,648,956	1,772,100
Vertex Pharmaceuticals, Inc. (a)	1,484,547	673,034
AbbVie, Inc.	1,684,603	384,915
UnitedHealth Group, Inc.	1,032,933	340,981
Abbott Laboratories	2,330,871	292,035
Thermo Fisher Scientific, Inc.	277,075	160,551
Cencora, Inc.	401,982	135,769
Cigna Group (The)	321,281	88,426
Johnson & Johnson	426,488	88,262
Intuitive Surgical, Inc. (a)	122,132	69,171
Danaher Corp.	250,263	57,290
Gilead Sciences, Inc.	430,961	52,896
Amgen, Inc.	151,000	49,424
GE HealthCare Technologies, Inc.	582,499	47,777
Insulet Corp. (a)	162,641	46,229
CVS Health Corp.	535,085	42,464
Stryker Corp.	111,700	39,259
Medtronic PLC	210,000	20,173
Alnylam Pharmaceuticals, Inc. (a)	49,075	19,515
		4,380,271

Consumer discretionary 10.04%
Amazon.com, Inc. (a)	8,601,419	1,985,379
Starbucks Corp.	5,641,121	475,039
Wyndham Hotels & Resorts, Inc. (b)	4,910,876	371,066
Royal Caribbean Cruises, Ltd.	1,137,038	317,143
Tesla, Inc. (a)	703,606	316,426
Home Depot, Inc.	737,552	253,792
Las Vegas Sands Corp.	2,000,000	130,180
Viking Holdings, Ltd. (a)	1,559,413	111,358
Carvana Co., Class A (a)	214,692	90,604
Sony Group Corp.	3,009,200	76,915
TJX Cos., Inc. (The)	495,864	76,170
Booking Holdings, Inc.	12,304	65,892

59	American Funds Insurance Series

Growth-Income Fund (continued)
Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
YUM! Brands, Inc.	272,921	$41,287
DoorDash, Inc., Class A (a)	155,002	35,105
Hilton Worldwide Holdings, Inc.	107,229	30,801
		4,377,157

Communication services 8.04%
Alphabet, Inc., Class A	3,942,665	1,234,054
Alphabet, Inc., Class C	1,489,089	467,276
Meta Platforms, Inc., Class A	2,114,599	1,395,826
Netflix, Inc. (a)	2,229,300	209,019
SoftBank Group Corp.	3,459,180	97,522
Universal Music Group NV	3,239,458	84,633
Comcast Corp., Class A	624,053	18,653
		3,506,983

Energy 3.96%
Canadian Natural Resources, Ltd. (CAD denominated)	14,093,913	477,379
Baker Hughes Co., Class A	8,127,441	370,124
Exxon Mobil Corp.	2,651,600	319,094
Halliburton Co.	6,689,719	189,051
Expand Energy Corp.	1,031,973	113,888
TC Energy Corp.	1,629,755	89,653
Chevron Corp.	444,985	67,820
EOG Resources, Inc.	575,078	60,389
ConocoPhillips	434,738	40,696
		1,728,094

Consumer staples 2.85%
British American Tobacco PLC	9,929,507	562,781
Procter & Gamble Co.	1,304,474	186,944
Philip Morris International, Inc.	1,042,193	167,168
Coca-Cola Co.	1,948,634	136,229
Imperial Brands PLC	2,747,647	115,516
Mondelez International, Inc., Class A	791,236	42,592
Keurig Dr Pepper, Inc.	1,164,623	32,621
		1,243,851

Materials 2.32%
Air Products and Chemicals, Inc.	1,408,433	347,911
Linde PLC	650,775	277,484
International Paper Co.	5,806,574	228,721
Eastman Chemical Co.	1,101,906	70,335
Freeport-McMoRan, Inc.	983,347	49,944
LyondellBasell Industries NV	769,974	33,340
Solstice Advanced Materials, Inc. (a)	82,401	4,003
		1,011,738

Utilities 2.06%
Dominion Energy, Inc.	5,379,096	315,161
PG&E Corp.	12,562,973	201,887
CenterPoint Energy, Inc.	3,037,684	116,465
Entergy Corp.	1,203,020	111,195
NextEra Energy, Inc.	1,051,314	84,400
Sempra	800,000	70,632
		899,740

American Funds Insurance Series	60

Growth-Income Fund (continued)
Common stocks (continued)	Shares	Value (000)

Real estate 1.23%
Equinix, Inc. REIT	235,188	$180,192
VICI Properties, Inc. REIT	4,092,873	115,092
Prologis, Inc. REIT	866,060	110,561
American Tower Corp. REIT	428,106	75,162
Welltower, Inc. REIT	306,310	56,854
		537,861
Total common stocks (cost: $21,697,459,000)		42,486,945
Bonds, notes & other debt instruments 0.00%	Principal amount (000)
Corporate bonds and notes 0.00%
Consumer discretionary 0.00%
General Motors Financial Co., Inc. 5.25% 3/1/2026	USD827	828
Total bonds, notes & other debt instruments (cost: $823,000)		828
Short-term securities 2.57%	Shares
Money market investments 2.57%
Capital Group Central Cash Fund 3.79% (b)(c)	11,226,233	1,122,736
Total short-term securities (cost: $1,122,564,000)		1,122,736
Total investment securities 99.96% (cost: $22,820,846,000)		43,610,509
Other assets less liabilities 0.04%		16,802
Net assets 100.00%		$43,627,311
Investments in affiliates (b)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Common stocks 0.85%
Consumer discretionary 0.85%
Wyndham Hotels & Resorts, Inc.	$509,003	$16,347	$32,068	$6,460	$(128,676)	$371,066	$7,713
Short-term securities 2.57%
Money market investments 2.57%
Capital Group Central Cash Fund 3.79% (c)	1,471,964	7,003,318	7,352,457	(76)	(13)	1,122,736	58,916
Total 3.42%				$6,384	$(128,689)	$1,493,802	$66,629

(a)	Non-income producing.
(b)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(c)	Rate represents the seven-day yield at 12/31/2025.

Key to abbreviation(s)
CAD = Canadian dollars
REIT = Real Estate Investment Trust
USD = U.S. dollars
Refer to the notes to financial statements.

61	American Funds Insurance Series

International Growth and Income Fund
Investment portfolio December 31, 2025

Common stocks 98.22%	Shares	Value (000)
Financials 23.17%
Societe Generale	71,822	$5,787
UniCredit SpA	64,734	5,374
Banco Bilbao Vizcaya Argentaria SA	180,709	4,227
CaixaBank SA, non-registered shares	322,031	3,933
Skandinaviska Enskilda Banken AB, Class A	181,807	3,838
AIA Group, Ltd.	315,000	3,235
AXA SA	55,165	2,653
Prudential PLC	167,374	2,582
Zurich Insurance Group AG	3,392	2,575
HSBC Holdings PLC (GBP denominated)	106,640	1,672
HSBC Holdings PLC (HKD denominated)	54,400	852
KB Financial Group, Inc.	27,563	2,383
NatWest Group PLC	257,839	2,249
Bank Hapoalim BM	94,366	2,135
DBS Group Holdings, Ltd.	48,424	2,119
London Stock Exchange Group PLC	17,476	2,104
Banco Santander SA	179,202	2,103
Aviva PLC	203,542	1,864
Euronext NV	12,370	1,857
HDFC Bank, Ltd.	165,124	1,825
Bank Leumi le-Israel BM	80,689	1,779
PICC Property and Casualty Co., Ltd., Class H	814,000	1,707
Resona Holdings, Inc.	177,400	1,682
Allianz SE	3,484	1,598
Ping An Insurance (Group) Co. of China, Ltd., Class H	188,500	1,586
Munchener Ruckversicherungs-Gesellschaft AG	2,235	1,476
Japan Post Bank Co., Ltd.	101,247	1,424
Kotak Mahindra Bank, Ltd.	51,877	1,270
Axis Bank, Ltd.	82,195	1,163
Tokio Marine Holdings, Inc.	29,600	1,099
Deutsche Bank AG	26,134	1,016
Aon PLC, Class A	2,825	997
3i Group PLC	20,568	895
Hiscox, Ltd.	46,402	885
Pluxee NV	55,838	875
Mizuho Financial Group, Inc.	23,000	835
Standard Chartered PLC	33,124	809
Canadian Imperial Bank of Commerce	8,888	806
Tryg A/S	30,239	791
CVC Capital Partners PLC	45,723	766
ING Groep NV	27,110	762
Credicorp, Ltd.	2,641	758
Abu Dhabi Islamic Bank PJSC	132,924	751
People’s Insurance Co. (Group) of China, Ltd. (The), Class H	862,000	745
Plus500, Ltd.	15,229	743
T&D Holdings, Inc.	30,700	707
Adyen NV (a)	440	706
XP, Inc., Class A	37,915	621
Etoro Group, Ltd., Class A (a)	17,585	618
Rakuten Bank, Ltd. (a)	14,100	617
Macquarie Group, Ltd.	4,442	598
Partners Group Holding AG	481	591
Hana Financial Group, Inc.	8,229	537
Brookfield Corp., Class A (CAD denominated)	11,523	529
Grupo Financiero Banorte, SAB de CV, Series O	53,789	499
Abu Dhabi Commercial Bank PJSC	117,171	456
Samsung Life Insurance Co., Ltd.	4,190	456
Saudi National Bank (The)	43,606	440
Intesa Sanpaolo SpA	62,539	433
Sampo Oyj, Class A	35,512	430
Royal Bank of Canada	2,381	406

American Funds Insurance Series	62

International Growth and Income Fund (continued)
Common stocks (continued)	Shares	Value (000)
Financials (continued)
Banca Generali SpA	5,981	$401
MS&AD Insurance Group Holdings, Inc.	15,900	374
Hong Kong Exchanges and Clearing, Ltd.	6,400	334
Grupo Financiero Inbursa, SAB de CV	133,251	322
FirstRand, Ltd.	55,703	305
BAWAG Group AG (a)	2,019	303
Bank Central Asia Tbk PT	602,500	291
Medibank Private, Ltd.	34,548	110
Edenred SA	3,313	74
Sberbank of Russia PJSC (b)	476,388	— (c)
		93,743

Industrials 14.36%
Airbus SE, non-registered shares	28,600	6,634
BAE Systems PLC	270,689	6,223
Ryanair Holdings PLC (ADR)	73,850	5,331
Siemens AG	11,417	3,206
Deutsche Post AG	42,158	2,309
Hitachi, Ltd.	69,400	2,153
RELX PLC	45,021	1,821
DSV A/S	6,897	1,736
Safran SA	4,958	1,725
ABB, Ltd.	21,982	1,625
ITOCHU Corp.	103,000	1,300
Compagnie de Saint-Gobain SA, non-registered shares	12,706	1,290
Canadian National Railway Co. (CAD denominated)	12,406	1,227
Diploma PLC	17,130	1,223
Deutsche Lufthansa AG	118,669	1,173
Copa Holdings SA, Class A	9,695	1,169
ASSA ABLOY AB, Class B	29,656	1,150
Alliance Global Group, Inc.	7,546,600	1,051
Singapore Technologies Engineering, Ltd.	158,800	1,036
Motiva Infraestrutura de Mobilidade SA	334,768	916
Epiroc AB, Class B	32,965	665
Epiroc AB, Class A	9,201	208
Rolls-Royce Holdings PLC	55,860	868
SPIE SA	15,016	864
Mitsui & Co., Ltd.	29,200	863
Bombardier, Inc., Class B (a)	4,769	811
IHI Corp.	45,641	805
Wolters Kluwer NV	7,371	765
Kanzhun, Ltd., Class A (ADR)	27,807	567
Kanzhun, Ltd., Class A	16,700	169
Full Truck Alliance Co., Ltd., Class A (ADR)	68,004	730
SGH, Ltd.	21,792	672
Caterpillar, Inc.	1,129	647
Komatsu, Ltd.	19,300	617
Volvo AB, Class B	17,440	559
Kingspan Group PLC	5,764	498
Daikin Industries, Ltd.	3,800	488
Grupo Aeroportuario del Pacifico, SAB de CV, Class B	18,040	474
Recruit Holdings Co., Ltd.	8,000	456
SMC Corp.	1,200	418
Jiangsu Hengli Hydraulic Co., Ltd., Class A	22,500	353
International Consolidated Airlines Group SA (CDI)	62,974	349
Brambles, Ltd.	20,392	313

63	American Funds Insurance Series

International Growth and Income Fund (continued)
Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Ashtead Group PLC	4,377	$299
International Container Terminal Services, Inc.	30,700	294
Wizz Air Holdings PLC (a)	3,748	64
		58,114

Information technology 13.46%
Taiwan Semiconductor Manufacturing Co., Ltd.	383,000	18,711
ASML Holding NV	7,692	8,222
Samsung Electronics Co., Ltd.	65,385	5,449
MediaTek, Inc.	91,000	4,123
SK hynix, Inc.	6,576	2,978
Broadcom, Inc.	7,657	2,650
SAP SE	8,332	2,039
NEC Corp.	53,700	1,811
ASMPT, Ltd.	128,900	1,283
Tokyo Electron, Ltd.	5,400	1,186
Sage Group PLC (The)	61,338	893
Capgemini SE	4,775	791
Accton Technology Corp.	21,000	786
Halma PLC	13,514	640
Bechtle AG, non-registered shares	11,841	608
Lenovo Group, Ltd.	422,000	500
Fujitsu, Ltd.	14,800	406
ASM International NV	605	365
Jentech Precision Industrial Co., Ltd.	4,000	345
Lumine Group, Inc., subordinate voting shares (a)	10,019	198
Keyence Corp.	500	181
eMemory Technology, Inc.	3,000	164
Newgen Software Technologies, Ltd.	13,433	126
		54,455

Consumer discretionary 9.16%
Industria de Diseno Textil SA	84,429	5,561
Trip.com Group, Ltd. (ADR)	34,793	2,502
Trip.com Group, Ltd.	9,800	703
Prosus NV, Class N	46,295	2,859
Renault SA	63,846	2,643
LVMH Moet Hennessy-Louis Vuitton SE	2,789	2,103
MGM China Holdings, Ltd.	1,130,400	1,897
H World Group, Ltd. (ADR)	27,339	1,286
Nitori Holdings Co., Ltd.	68,900	1,206
Amadeus IT Group SA, Class A, non-registered shares	16,285	1,195
Moncler SpA	17,462	1,122
Midea Group Co., Ltd., Class A	88,300	987
Hyundai Motor Co.	4,578	937
Entain PLC	90,259	930
ANTA Sports Products, Ltd.	88,200	911
Compagnie Financiere Richemont SA, Class A	3,955	854
Evolution AB	12,432	846
InterContinental Hotels Group PLC	5,768	808
Suzuki Motor Corp.	48,300	717
Games Workshop Group PLC	2,550	647
B&M European Value Retail SA	255,033	580
Accor SA	9,477	537
Berkeley Group Holdings PLC	9,423	495
Restaurant Brands International, Inc. (CAD denominated)	7,186	490
Meituan, Class B (a)	36,700	484
Compagnie Generale des Etablissements Michelin	13,559	450
Galaxy Entertainment Group, Ltd.	87,361	429

American Funds Insurance Series	64

International Growth and Income Fund (continued)
Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Paltac Corp.	13,700	$422
Dixon Technologies (India), Ltd.	3,136	422
D’Ieteren Group	2,336	421
Aristocrat Leisure, Ltd.	9,860	383
Maruti Suzuki India, Ltd.	1,900	353
Alibaba Group Holding, Ltd. (ADR)	2,241	329
Amber Enterprises India, Ltd. (a)	4,286	305
BYD Co., Ltd., Class A	17,800	249
		37,063

Consumer staples 8.06%
British American Tobacco PLC	121,643	6,894
Nestle SA	48,668	4,837
Philip Morris International, Inc.	23,763	3,812
Pernod Ricard SA	31,124	2,665
Imperial Brands PLC	47,541	1,999
Carlsberg A/S, Class B	13,206	1,731
Carrefour SA, non-registered shares	87,378	1,458
KT&G Corp.	13,480	1,327
Arca Continental, SAB de CV	122,057	1,321
L’Oreal SA, non-registered shares	2,952	1,268
Danone SA	12,837	1,158
Anheuser-Busch InBev SA/NV	14,891	955
Yamazaki Baking Co., Ltd.	38,000	800
Kweichow Moutai Co., Ltd., Class A	2,990	589
Ocado Group PLC (a)	168,153	534
Unilever PLC	7,516	491
Tsingtao Brewery Co., Ltd., Class H	65,738	411
United Spirits, Ltd.	23,192	373
		32,623

Materials 7.38%
Barrick Mining Corp.	84,106	3,663
Glencore PLC	562,062	3,057
BASF SE	43,621	2,279
Valterra Platinum, Ltd. (ZAR denominated)	21,023	1,780
Valterra Platinum, Ltd. (GBP denominated)	1,235	102
Agnico Eagle Mines, Ltd.	10,958	1,858
Heidelberg Materials AG, non-registered shares	7,035	1,842
Amcor PLC	111,303	928
Amcor PLC (CDI)	83,938	702
Vale SA (ADR), ordinary nominative shares	71,119	927
Vale SA, ordinary nominative shares	31,452	411
Linde PLC	2,521	1,075
Norsk Hydro ASA	136,521	1,055
Anhui Conch Cement Co., Ltd., Class H	364,000	1,030
Southern Copper Corp.	7,079	1,016
Impala Platinum Holdings, Ltd.	60,988	960
Grupo Mexico, SAB de CV, Series B	96,492	911
Mitsubishi Chemical Group Corp.	148,200	866
Nutrien, Ltd. (CAD denominated) (d)	12,924	798
Air Liquide SA	3,291	619
Pan American Silver Corp.	10,970	568
Franco-Nevada Corp. (CAD denominated)	2,507	520
Shin-Etsu Chemical Co., Ltd.	15,900	494
Holcim, Ltd.	4,384	430
Saudi Basic Industries Corp. non-registered shares	30,558	418
Rio Tinto PLC	4,810	384
Fortescue, Ltd.	23,214	339

65	American Funds Insurance Series

International Growth and Income Fund (continued)
Common stocks (continued)	Shares	Value (000)
Materials (continued)
Smurfit Westrock PLC	6,985	$270
Givaudan SA	43	171
Freeport-McMoRan, Inc.	2,750	140
Antofagasta PLC	3,109	136
Zijin Gold International Co., Ltd. (a)	5,700	107
Alrosa PJSC (a)(b)	53,607	— (c)
		29,856

Health care 7.34%
AstraZeneca PLC	38,403	7,074
Sanofi	69,990	6,790
Novo Nordisk AS, Class B	53,114	2,707
Roche Holding AG, nonvoting non-registered shares	6,476	2,676
EssilorLuxottica SA	7,815	2,471
Bayer AG	41,796	1,803
Chugai Pharmaceutical Co., Ltd.	23,600	1,241
Grifols SA, Class B (ADR)	111,869	1,046
bioMerieux SA	7,827	1,013
Haleon PLC	171,515	868
Genus PLC	14,818	516
Jiangsu Hengrui Pharmaceutical Co., Ltd., Class H (a)	39,000	356
Max Healthcare Institute, Ltd.	29,463	343
Fresenius SE & Co. KGaA	5,932	341
Daiichi Sankyo Co., Ltd.	13,300	283
HOYA Corp.	1,100	167
Euroapi SA (a)	1,412	4
		29,699

Communication services 6.89%
Koninklijke KPN NV	788,424	3,688
Tencent Holdings, Ltd.	41,600	3,188
Singapore Telecommunications, Ltd.	888,400	3,148
Orange	157,504	2,628
Publicis Groupe SA	23,008	2,387
Bharti Airtel, Ltd.	87,940	2,063
BT Group PLC	457,419	1,131
Nintendo Co., Ltd.	15,800	1,067
MTN Group, Ltd.	99,852	1,020
Nippon Television Holdings, Inc.	40,600	984
Swisscom AG (a)	1,279	929
NetEase, Inc.	32,700	900
HYBE Co., Ltd.	3,482	794
Advanced Info Service PCL, foreign registered shares	79,600	791
America Movil, SAB de CV, Class B (ADR)	28,591	591
Universal Music Group NV	19,644	513
Indus Towers, Ltd. (a)	95,111	443
Spotify Technology SA (a)	718	417
Bezeq - The Israel Telecommunication Corp., Ltd.	179,312	400
KT Corp. (ADR)	21,009	399
Deutsche Telekom AG	11,484	373
		27,854

Energy 4.09%
TotalEnergies SE (EUR denominated)	61,065	3,980
Cameco Corp. (CAD denominated)	30,495	2,792
Canadian Natural Resources, Ltd. (CAD denominated)	55,772	1,889
Shell PLC (GBP denominated)	47,821	1,757
Cenovus Energy, Inc. (CAD denominated)	82,434	1,395

American Funds Insurance Series	66

International Growth and Income Fund (continued)
Common stocks (continued)	Shares	Value (000)
Energy (continued)
Cenovus Energy, Inc.	12,261	$207
SLB, Ltd.	31,870	1,223
Gaztransport & Technigaz SA	3,851	706
TC Energy Corp. (CAD denominated)	12,547	691
Petroleo Brasileiro SA PETROBRAS (ADR), ordinary nominative shares	44,300	525
BP PLC	80,418	467
ADNOC Drilling Co. PJSC	255,406	371
Tourmaline Oil Corp.	5,853	263
Adnoc Gas PLC	236,746	229
South Bow Corp.	2,470	68
Sovcomflot PAO (a)(b)	356,717	— (c)
		16,563

Utilities 2.82%
Engie SA	109,339	2,875
RWE AG	42,284	2,250
SSE PLC	76,631	2,247
Iberdrola SA, non-registered shares	103,600	2,242
Brookfield Infrastructure Partners, LP	17,993	625
Snam SpA	79,832	530
CPFL Energia SA	44,362	431
Veolia Environnement SA	6,331	221
		11,421

Real estate 1.49%
Mitsubishi Estate Co., Ltd.	76,900	1,873
Prologis Property Mexico, SA de CV, REIT	183,868	770
CK Asset Holdings, Ltd.	120,500	607
Henderson Land Development Co., Ltd.	162,000	585
China Resources Land, Ltd.	152,500	531
Link REIT	91,068	406
Sun Hung Kai Properties, Ltd.	33,000	400
CapitaLand Integrated Commercial Trust REIT	207,700	385
Longfor Group Holdings, Ltd. (d)	236,242	259
Goodman Logistics (HK), Ltd. REIT	10,467	215
		6,031
Total common stocks (cost: $267,862,000)		397,422
Preferred securities 0.05%
Materials 0.05%
Gerdau SA, preferred nominative shares	54,142	201
Total preferred securities (cost: $203,000)		201
Short-term securities 1.54%
Money market investments 1.35%
Capital Group Central Cash Fund 3.79% (e)(f)	54,405	5,441

67	American Funds Insurance Series

International Growth and Income Fund (continued)
Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.19%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (e)(g)	762,897	$763
Total short-term securities (cost: $6,203,000)		6,204
Total investment securities 99.81% (cost: $274,268,000)		403,827
Other assets less liabilities 0.19%		788
Net assets 100.00%		$404,615
Investments in affiliates (f)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Short-term securities 1.35%
Money market investments 1.35%
Capital Group Central Cash Fund 3.79% (e)	$11,674	$93,352	$99,583	$1	$(3)	$5,441	$489

(a)	Non-income producing.
(b)	Value determined using significant unobservable inputs.
(c)	Amount less than one thousand.
(d)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(e)	Rate represents the seven-day yield at 12/31/2025.
(f)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(g)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR = Euros
GBP = British pounds
HKD = Hong Kong dollars
REIT = Real Estate Investment Trust
ZAR = South African rand
Refer to the notes to financial statements.

American Funds Insurance Series	68

Capital Income Builder
Investment portfolio December 31, 2025

Common stocks 77.84%	Shares	Value (000)
Financials 16.08%
JPMorgan Chase & Co.	79,207	$25,522
NatWest Group PLC	1,731,569	15,103
Morgan Stanley	85,027	15,095
Zurich Insurance Group AG	15,915	12,080
Wells Fargo & Co.	121,236	11,299
Munchener Ruckversicherungs-Gesellschaft AG	15,382	10,158
BlackRock, Inc.	9,038	9,674
ING Groep NV	336,786	9,467
DBS Group Holdings, Ltd.	201,816	8,832
PNC Financial Services Group, Inc.	42,111	8,790
Progressive Corp.	31,499	7,173
Truist Financial Corp.	133,958	6,592
Banco Santander SA	543,341	6,376
Tokio Marine Holdings, Inc.	169,500	6,293
Banco Bilbao Vizcaya Argentaria SA	255,877	5,985
KB Financial Group, Inc.	67,948	5,874
American International Group, Inc.	61,289	5,243
AIA Group, Ltd.	475,600	4,885
TPG, Inc., Class A	74,597	4,762
Sampo Oyj, Class A	382,120	4,632
National Bank of Canada	34,385	4,324
Power Corp. of Canada, subordinate voting shares	73,430	3,903
Toronto-Dominion Bank (The) (CAD denominated)	39,762	3,747
East West Bancorp, Inc.	32,600	3,664
UniCredit SpA	43,377	3,601
Intact Financial Corp.	16,137	3,359
Euronext NV	21,230	3,186
Hana Financial Group, Inc.	48,224	3,146
360 ONE WAM, Ltd.	229,493	3,031
EFG International AG	108,196	2,587
BNP Paribas SA	25,427	2,406
PICC Property and Casualty Co., Ltd., Class H	1,138,000	2,386
Mizuho Financial Group, Inc.	64,500	2,342
Skandinaviska Enskilda Banken AB, Class A	108,326	2,287
3i Group PLC	51,598	2,245
Webster Financial Corp.	35,040	2,205
Apollo Asset Management, Inc.	13,850	2,005
Marsh & McLennan Cos., Inc.	10,553	1,958
Banco BPM SpA	128,347	1,950
London Stock Exchange Group PLC	15,893	1,914
Deutsche Bank AG	49,165	1,912
BPER Banca SpA	141,331	1,911
Swiss Re AG	10,507	1,752
State Street Corp.	12,200	1,574
CME Group, Inc., Class A	5,612	1,533
Bank Central Asia Tbk PT	2,982,500	1,440
Standard Chartered PLC	56,936	1,390
Japan Post Bank Co., Ltd.	98,700	1,388
Western Union Co. (a)	142,256	1,324
Allianz SE	2,883	1,322
Hong Kong Exchanges and Clearing, Ltd.	22,700	1,186
Bank of America Corp.	21,552	1,185
Canadian Imperial Bank of Commerce	12,297	1,115
Patria Investments, Ltd., Class A	70,098	1,114
Blackstone, Inc.	7,179	1,107
Citizens Financial Group, Inc.	18,221	1,064
SouthState Bank Corp.	10,883	1,024
Vontobel Holding AG	10,189	824
Equitable Holdings, Inc.	16,750	798
Resona Holdings, Inc.	62,400	592
Houlihan Lokey, Inc., Class A	2,796	487

69	American Funds Insurance Series

Capital Income Builder (continued)
Common stocks (continued)	Shares	Value (000)
Financials (continued)
T&D Holdings, Inc.	21,000	$484
Medibank Private, Ltd.	134,820	430
Sberbank of Russia PJSC (b)	204,176	— (c)
		267,037

Information technology 10.58%
Broadcom, Inc.	198,986	68,869
Taiwan Semiconductor Manufacturing Co., Ltd.	857,800	41,907
Microsoft Corp.	48,647	23,527
Accenture PLC, Class A	42,563	11,420
Seagate Technology Holdings PLC	21,770	5,995
KLA Corp.	3,790	4,605
Texas Instruments, Inc.	19,132	3,319
Tokyo Electron, Ltd.	14,700	3,228
TE Connectivity PLC	11,194	2,547
MediaTek, Inc.	52,000	2,356
TDK Corp.	145,400	2,057
SAP SE	8,376	2,049
Analog Devices, Inc.	5,814	1,577
Skyworks Solutions, Inc.	17,043	1,081
Samsung Electronics Co., Ltd.	7,752	646
Capgemini SE	2,465	408
		175,591

Health care 8.92%
AbbVie, Inc.	110,866	25,332
AstraZeneca PLC	95,762	17,638
Abbott Laboratories	132,522	16,604
Amgen, Inc.	48,793	15,970
Gilead Sciences, Inc.	110,674	13,584
Sanofi	116,243	11,278
Johnson & Johnson	38,511	7,970
UnitedHealth Group, Inc.	22,859	7,546
Medtronic PLC	77,419	7,437
Novo Nordisk AS, Class B	120,968	6,166
CVS Health Corp.	46,518	3,692
Takeda Pharmaceutical Co., Ltd.	108,825	3,381
Bristol-Myers Squibb Co.	51,448	2,775
Merck & Co., Inc.	20,750	2,184
Sandoz Group AG	19,286	1,406
EBOS Group, Ltd.	82,604	1,302
Roche Holding AG, nonvoting non-registered shares	2,615	1,081
GSK PLC	43,796	1,076
Royalty Pharma PLC, Class A	24,004	927
EssilorLuxottica SA	2,582	816
		148,165

Industrials 8.89%
RTX Corp.	170,579	31,284
Volvo AB, Class B	337,790	10,827
Siemens AG	32,234	9,052
Marubeni Corp.	248,100	6,904
BAE Systems PLC	262,306	6,030
Deutsche Post AG	105,963	5,804
RELX PLC	135,157	5,467
Mitsubishi Corp.	214,081	4,906
Union Pacific Corp.	20,631	4,772
Singapore Technologies Engineering, Ltd.	657,600	4,290

American Funds Insurance Series	70

Capital Income Builder (continued)
Common stocks (continued)	Shares	Value (000)
Industrials (continued)
ITOCHU Corp.	307,500	$3,881
Bouygues SA	71,499	3,706
Northrop Grumman Corp.	6,044	3,446
Honeywell International, Inc.	17,528	3,420
Paychex, Inc.	29,637	3,325
Automatic Data Processing, Inc.	12,517	3,220
Airbus SE, non-registered shares	12,478	2,894
FedEx Corp.	9,893	2,858
Watsco, Inc.	8,477	2,856
Schneider Electric SE	9,854	2,701
Broadridge Financial Solutions, Inc.	11,281	2,518
Localiza Rent a Car SA, ordinary nominative shares	281,769	2,222
Localiza Rent a Car SA (d)	10,837	82
Hikari Tsushin, Inc.	7,100	1,984
Bureau Veritas SA	60,554	1,928
Trinity Industries, Inc.	71,017	1,878
Canadian National Railway Co. (CAD denominated)	17,596	1,740
Wolters Kluwer NV	14,975	1,555
Epiroc AB, Class A	60,943	1,379
Epiroc AB, Class B	4,933	100
SPIE SA	24,869	1,432
PACCAR, Inc.	12,078	1,323
Ryanair Holdings PLC (ADR)	18,149	1,310
UL Solutions, Inc., Class A	16,361	1,290
Carrier Global Corp.	23,347	1,234
Transurban Group	121,112	1,145
Sulzer AG	3,498	649
Brambles, Ltd.	40,982	628
Caterpillar, Inc.	1,059	607
Computershare Ltd.	22,570	513
Robert Half, Inc.	16,144	438
		147,598

Consumer staples 8.01%
Philip Morris International, Inc.	243,788	39,104
British American Tobacco PLC	522,457	29,612
British American Tobacco PLC (ADR)	42,214	2,390
Mondelez International, Inc., Class A	238,135	12,819
Imperial Brands PLC	193,418	8,132
Nestle SA	56,409	5,607
Sysco Corp.	57,332	4,225
Danone SA	46,784	4,221
Coca-Cola Co.	50,926	3,560
Altria Group, Inc.	60,789	3,505
Procter & Gamble Co.	18,551	2,658
Carlsberg A/S, Class B	18,209	2,387
Kimberly-Clark Corp.	20,235	2,041
WH Group, Ltd.	1,742,500	1,940
General Mills, Inc.	39,690	1,846
Unilever PLC	23,728	1,551
Marks and Spencer Group PLC	341,848	1,521
PepsiCo, Inc.	8,237	1,182
Dollar General Corp.	8,654	1,149
Anheuser-Busch InBev SA/NV	12,119	777
ITC, Ltd.	169,385	760
Pernod Ricard SA	8,821	755
Molson Coors Beverage Co., Class B, restricted voting shares	15,116	706
Constellation Brands, Inc., Class A	4,173	576
		133,024

71	American Funds Insurance Series

Capital Income Builder (continued)
Common stocks (continued)	Shares	Value (000)

Utilities 5.67%
Dominion Energy, Inc.	193,401	$11,331
National Grid PLC	593,470	9,146
SSE PLC	303,935	8,912
Engie SA	334,941	8,807
Iberdrola SA, non-registered shares	368,808	7,983
E.ON SE	279,307	5,295
Pinnacle West Capital Corp.	58,731	5,209
DTE Energy Co.	38,794	5,004
CenterPoint Energy, Inc.	126,239	4,840
Sempra	49,773	4,395
Duke Energy Corp.	33,977	3,982
RWE AG	59,273	3,154
Atmos Energy Corp.	16,350	2,741
Exelon Corp.	62,697	2,733
AES Corp.	138,163	1,981
Power Grid Corp. of India, Ltd.	637,504	1,875
Entergy Corp.	17,392	1,608
NextEra Energy, Inc.	19,324	1,551
Southern Co. (The)	17,393	1,517
SembCorp Industries, Ltd.	268,900	1,255
Power Assets Holdings, Ltd.	127,000	900
		94,219

Consumer discretionary 5.15%
Industria de Diseno Textil SA	200,194	13,187
McDonald’s Corp.	28,168	8,609
Starbucks Corp.	98,994	8,336
LVMH Moet Hennessy-Louis Vuitton SE	9,855	7,430
Home Depot, Inc.	19,641	6,758
YUM! Brands, Inc.	38,261	5,788
Midea Group Co., Ltd., Class A	497,866	5,566
Compagnie Generale des Etablissements Michelin	154,783	5,133
Royal Caribbean Cruises, Ltd.	18,121	5,054
Evolution AB	62,107	4,227
Amadeus IT Group SA, Class A, non-registered shares	44,461	3,261
Compagnie Financiere Richemont SA, Class A	11,721	2,530
Tractor Supply Co.	38,329	1,917
Restaurant Brands International, Inc.	27,181	1,855
NEXT PLC	9,190	1,691
Galaxy Entertainment Group, Ltd.	288,000	1,413
Vail Resorts, Inc.	8,836	1,173
Darden Restaurants, Inc.	3,355	617
Jumbo SA	15,226	500
Aristocrat Leisure, Ltd.	11,598	450
		85,495

Energy 4.71%
Exxon Mobil Corp.	138,000	16,607
Canadian Natural Resources, Ltd. (CAD denominated)	426,351	14,441
Canadian Natural Resources, Ltd.	19,944	675
Shell PLC (GBP denominated)	231,846	8,517
Shell PLC (ADR)	9,821	721
TC Energy Corp. (CAD denominated) (a)	133,821	7,369
TotalEnergies SE (EUR denominated)	92,774	6,047
ConocoPhillips	50,076	4,688
South Bow Corp. (a)	155,157	4,267
EQT Corp.	64,885	3,478
EOG Resources, Inc.	28,657	3,009
Chevron Corp.	18,330	2,794

American Funds Insurance Series	72

Capital Income Builder (continued)
Common stocks (continued)	Shares	Value (000)
Energy (continued)
ONEOK, Inc.	35,701	$2,624
DT Midstream, Inc.	10,692	1,280
Cenovus Energy, Inc.	62,889	1,064
Adnoc Gas PLC	656,312	634
		78,215

Materials 3.55%
Air Products and Chemicals, Inc.	30,617	7,563
Smurfit Westrock PLC	158,869	6,143
Nitto Denko Corp.	245,538	5,834
Rio Tinto PLC	66,849	5,334
International Paper Co.	134,100	5,282
Barrick Mining Corp.	106,459	4,636
Anglo American PLC	103,247	4,255
Vale SA, ordinary nominative shares	217,725	2,847
Vale SA (ADR), ordinary nominative shares	96,273	1,254
Shin-Etsu Chemical Co., Ltd.	121,262	3,771
Linde PLC	8,159	3,479
Amcor PLC	301,316	2,513
BASF SE	44,227	2,311
Antofagasta PLC	51,846	2,276
Eastman Chemical Co.	8,693	555
Air Liquide SA	2,512	473
Givaudan SA	110	437
		58,963

Communication services 3.52%
Singapore Telecommunications, Ltd.	3,937,700	13,951
T-Mobile US, Inc.	38,544	7,826
Publicis Groupe SA	68,287	7,084
AT&T, Inc.	248,999	6,185
Koninklijke KPN NV	1,163,701	5,444
Comcast Corp., Class A	134,482	4,020
Verizon Communications, Inc.	67,668	2,756
NetEase, Inc.	97,400	2,680
Omnicom Group, Inc.	26,622	2,150
Nintendo Co., Ltd.	23,700	1,601
HKT Trust and HKT, Ltd., units	1,023,240	1,512
Deutsche Telekom AG	44,105	1,431
America Movil, SAB de CV, Class B (ADR)	38,200	790
Telkom Indonesia (Persero) Tbk PT, Class B	2,512,000	523
Swisscom AG (d)	566	411
		58,364

Real estate 2.76%
Welltower, Inc. REIT	58,648	10,886
Prologis, Inc. REIT	38,994	4,978
American Tower Corp. REIT	26,189	4,598
VICI Properties, Inc. REIT	160,317	4,508
Rexford Industrial Realty, Inc. REIT	98,470	3,813
Extra Space Storage, Inc. REIT	19,058	2,482
Public Storage REIT	8,874	2,303
Mindspace Business Parks REIT	413,863	2,187
UDR, Inc. REIT	48,752	1,788
CK Asset Holdings, Ltd.	328,500	1,655
Equinix, Inc. REIT	1,780	1,364
Link REIT	302,148	1,346
CTP NV	56,484	1,183

73	American Funds Insurance Series

Capital Income Builder (continued)
Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Sun Communities, Inc. REIT	5,902	$731
Embassy Office Parks REIT	140,661	681
SBA Communications Corp. REIT, Class A	2,744	531
Longfor Group Holdings, Ltd.	357,634	392
Lineage, Inc. REIT	7,600	266
Kimco Realty Corp. REIT	5,095	103
		45,795
Total common stocks (cost: $866,080,000)		1,292,466
Convertible stocks 0.29%
Information technology 0.16%
Microchip Technology, Inc., Series A, cumulative convertible preferred depositary shares, 7.50% 3/15/2028	44,749	2,608

Utilities 0.09%
NextEra Energy, Inc., convertible preferred shares, 7.234% 11/1/2027	31,400	1,531

Financials 0.04%
KKR & Co., Inc., Class D, convertible preferred shares, 6.25% 3/1/2028	13,000	674
Total convertible stocks (cost: $4,335,000)		4,813
Bonds, notes & other debt instruments 14.62%	Principal amount (000)
U.S. Treasury bonds & notes 5.92%
U.S. Treasury 5.92%
U.S. Treasury 4.00% 2/15/2026	USD2,369	2,370
U.S. Treasury 0.75% 3/31/2026	1	1
U.S. Treasury 0.75% 5/31/2026	3,850	3,806
U.S. Treasury 1.875% 6/30/2026	3,855	3,825
U.S. Treasury 1.125% 10/31/2026	995	975
U.S. Treasury 2.00% 11/15/2026	2,800	2,763
U.S. Treasury 4.625% 11/15/2026	1,200	1,211
U.S. Treasury 4.00% 1/15/2027	6,541	6,573
U.S. Treasury 0.50% 4/30/2027	2,375	2,284
U.S. Treasury 2.625% 5/31/2027	80	79
U.S. Treasury 3.50% 9/30/2027	1,811	1,812
U.S. Treasury 3.375% 11/30/2027	9	9
U.S. Treasury 3.375% 12/31/2027	17,721	17,687
U.S. Treasury 4.00% 2/29/2028	745	753
U.S. Treasury 1.25% 3/31/2028	1,350	1,285
U.S. Treasury 3.625% 3/31/2028	3	4
U.S. Treasury 3.50% 12/15/2028 (e)	10,891	10,878
U.S. Treasury 4.00% 7/31/2029	25	25
U.S. Treasury 6.25% 5/15/2030	345	381
U.S. Treasury 3.625% 9/30/2030	809	806
U.S. Treasury 3.625% 12/31/2030	12,352	12,295
U.S. Treasury 3.75% 8/31/2031	297	296
U.S. Treasury 4.125% 11/15/2032	9	9
U.S. Treasury 3.875% 12/31/2032	6,955	6,927
U.S. Treasury 4.375% 5/15/2034	18	18
U.S. Treasury 4.00% 11/15/2035	6,687	6,596
U.S. Treasury 4.50% 8/15/2039	1,045	1,048
U.S. Treasury 4.75% 2/15/2041	1,730	1,764
U.S. Treasury 2.00% 11/15/2041	300	210
U.S. Treasury 4.625% 11/15/2045	679	664

American Funds Insurance Series	74

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.375% 5/15/2051	USD196	$124
U.S. Treasury 4.00% 11/15/2052	152	132
U.S. Treasury 4.75% 8/15/2055	8,884	8,753
U.S. Treasury 4.625% 11/15/2055	2,038	1,968
Total U.S. Treasury bonds & notes		98,331
Mortgage-backed obligations 5.04%
Federal agency mortgage-backed obligations 4.20%
Fannie Mae Pool #695412 5.00% 6/1/2033 (f)	— (c)	— (c)
Fannie Mae Pool #FM2499 2.50% 2/1/2035 (f)	729	697
Fannie Mae Pool #AD3566 5.00% 10/1/2035 (f)	1	1
Fannie Mae Pool #CB3701 2.50% 5/1/2037 (f)	254	240
Fannie Mae Pool #931768 5.00% 8/1/2039 (f)	1	1
Fannie Mae Pool #AC0794 5.00% 10/1/2039 (f)	4	4
Fannie Mae Pool #932606 5.00% 2/1/2040 (f)	1	2
Fannie Mae Pool #AE0311 3.50% 8/1/2040 (f)	6	6
Fannie Mae Pool #AE1248 5.00% 6/1/2041 (f)	7	7
Fannie Mae Pool #AJ1873 4.00% 10/1/2041 (f)	5	5
Fannie Mae Pool #AE1274 5.00% 10/1/2041 (f)	4	4
Fannie Mae Pool #AE1277 5.00% 11/1/2041 (f)	3	3
Fannie Mae Pool #AE1283 5.00% 12/1/2041 (f)	1	1
Fannie Mae Pool #AE1290 5.00% 2/1/2042 (f)	4	4
Fannie Mae Pool #AT0300 3.50% 3/1/2043 (f)	1	1
Fannie Mae Pool #AT3954 3.50% 4/1/2043 (f)	1	1
Fannie Mae Pool #AY1829 3.50% 12/1/2044 (f)	2	2
Fannie Mae Pool #BH3122 4.00% 6/1/2047 (f)	1	1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047 (f)	25	24
Fannie Mae Pool #BK5232 4.00% 5/1/2048 (f)	14	14
Fannie Mae Pool #BK6840 4.00% 6/1/2048 (f)	20	19
Fannie Mae Pool #BK9743 4.00% 8/1/2048 (f)	6	6
Fannie Mae Pool #BK9761 4.50% 8/1/2048 (f)	3	3
Fannie Mae Pool #FM3280 3.50% 5/1/2049 (f)	28	27
Fannie Mae Pool #FS5372 3.50% 7/1/2049 (f)	154	145
Fannie Mae Pool #FS5313 3.50% 1/1/2050 (f)	1,759	1,653
Fannie Mae Pool #CA5540 3.00% 4/1/2050 (f)	2,453	2,212
Fannie Mae Pool #CA6309 3.00% 7/1/2050 (f)	281	256
Fannie Mae Pool #CA6349 3.00% 7/1/2050 (f)	111	98
Fannie Mae Pool #CA6740 3.00% 8/1/2050 (f)	74	66
Fannie Mae Pool #CA7048 3.00% 9/1/2050 (f)	40	36
Fannie Mae Pool #CA7052 3.00% 9/1/2050 (f)	11	10
Fannie Mae Pool #CA7381 3.00% 10/1/2050 (f)	117	104
Fannie Mae Pool #FM5166 3.00% 12/1/2050 (f)	78	70
Fannie Mae Pool #BR4104 2.00% 1/1/2051 (f)	40	33
Fannie Mae Pool #FM5509 3.00% 1/1/2051 (f)	119	107
Fannie Mae Pool #FM6332 2.00% 2/1/2051 (f)	179	145
Fannie Mae Pool #MA4255 2.00% 2/1/2051 (f)	50	41
Fannie Mae Pool #FS1086 2.00% 4/1/2051 (f)	21	17
Fannie Mae Pool #CB0191 3.00% 4/1/2051 (f)	151	135
Fannie Mae Pool #CB0193 3.00% 4/1/2051 (f)	18	16
Fannie Mae Pool #BT1267 3.00% 6/1/2051 (f)	151	134
Fannie Mae Pool #FM7909 3.00% 6/1/2051 (f)	14	12
Fannie Mae Pool #FM8477 3.00% 8/1/2051 (f)	104	94
Fannie Mae Pool #CB2527 2.00% 12/1/2051 (f)	167	136
Fannie Mae Pool #CB2787 3.50% 12/1/2051 (f)	18	17
Fannie Mae Pool #BU1450 2.00% 1/1/2052 (f)	4	3
Fannie Mae Pool #BV0790 3.50% 1/1/2052 (f)	70	65
Fannie Mae Pool #FS1885 2.50% 2/1/2052 (f)	148	126
Fannie Mae Pool #FS0647 3.00% 2/1/2052 (f)	768	695
Fannie Mae Pool #BU8803 3.00% 2/1/2052 (f)	99	88

75	American Funds Insurance Series

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FS0752 3.00% 3/1/2052 (f)	USD443	$393
Fannie Mae Pool #CB3179 3.50% 3/1/2052 (f)	254	237
Fannie Mae Pool #CB3353 2.50% 4/1/2052 (f)	214	182
Fannie Mae Pool #FS8677 2.50% 4/1/2052 (f)	129	110
Fannie Mae Pool #CB3379 4.00% 4/1/2052 (f)	4	4
Fannie Mae Pool #MA4626 4.00% 6/1/2052 (f)	100	96
Fannie Mae Pool #CB4021 4.00% 6/1/2052 (f)	8	8
Fannie Mae Pool #FA2839 2.50% 7/1/2052 (f)	172	146
Fannie Mae Pool #FS7879 2.50% 7/1/2052 (f)	143	121
Fannie Mae Pool #CB4360 3.00% 8/1/2052 (f)	615	545
Fannie Mae Pool #BV8976 5.00% 8/1/2052 (f)	49	50
Fannie Mae Pool #FS3056 2.00% 10/1/2052 (f)	145	118
Fannie Mae Pool #BW1289 5.50% 10/1/2052 (f)	103	105
Fannie Mae Pool #BW1243 5.50% 10/1/2052 (f)	94	96
Fannie Mae Pool #MA4842 5.50% 12/1/2052 (f)	138	141
Fannie Mae Pool #MA4919 5.50% 2/1/2053 (f)	86	87
Fannie Mae Pool #MA5036 3.00% 4/1/2053 (f)	174	154
Fannie Mae Pool #CB6012 4.00% 4/1/2053 (f)	762	726
Fannie Mae Pool #BX9827 5.00% 5/1/2053 (f)	223	224
Fannie Mae Pool #FS4563 5.00% 5/1/2053 (f)	57	57
Fannie Mae Pool #MA5010 5.50% 5/1/2053 (f)	233	237
Fannie Mae Pool #MA5011 6.00% 5/1/2053 (f)	1,222	1,261
Fannie Mae Pool #MA5039 5.50% 6/1/2053 (f)	287	293
Fannie Mae Pool #CB6485 6.00% 6/1/2053 (f)	335	345
Fannie Mae Pool #CB6486 6.00% 6/1/2053 (f)	211	218
Fannie Mae Pool #CB6465 6.00% 6/1/2053 (f)	155	160
Fannie Mae Pool #MA5089 4.00% 7/1/2053 (f)	258	245
Fannie Mae Pool #MA5070 4.50% 7/1/2053 (f)	95	93
Fannie Mae Pool #MA5071 5.00% 7/1/2053 (f)	117	117
Fannie Mae Pool #MA5072 5.50% 7/1/2053 (f)	755	768
Fannie Mae Pool #MA5139 6.00% 9/1/2053 (f)	355	366
Fannie Mae Pool #MA5177 4.00% 10/1/2053 (f)	876	833
Fannie Mae Pool #MA5166 6.00% 10/1/2053 (f)	39	40
Fannie Mae Pool #MA5191 6.00% 11/1/2053 (f)	586	604
Fannie Mae Pool #CB7426 6.50% 11/1/2053 (f)	57	60
Fannie Mae Pool #CB7626 6.50% 12/1/2053 (f)	22	23
Fannie Mae Pool #CB8089 7.00% 12/1/2053 (f)	396	417
Fannie Mae Pool #FS6767 6.50% 1/1/2054 (f)	23	25
Fannie Mae Pool #CB8151 5.50% 3/1/2054 (f)	790	804
Fannie Mae Pool #CB8168 6.00% 3/1/2054 (f)	106	109
Fannie Mae Pool #MA5295 6.00% 3/1/2054 (f)	54	56
Fannie Mae Pool #CB8328 5.50% 4/1/2054 (f)	884	904
Fannie Mae Pool #MA5354 6.00% 5/1/2054 (f)	99	101
Fannie Mae Pool #MA5388 5.50% 6/1/2054 (f)	65	66
Fannie Mae Pool #FS8153 6.00% 6/1/2054 (f)	362	376
Fannie Mae Pool #DB6878 6.00% 6/1/2054 (f)	105	108
Fannie Mae Pool #FS8223 6.00% 6/1/2054 (f)	25	26
Fannie Mae Pool #FS8219 6.00% 6/1/2054 (f)	17	18
Fannie Mae Pool #FP0128 6.50% 6/1/2054 (f)	40	41
Fannie Mae Pool #BU4699 5.50% 7/1/2054 (f)	143	146
Fannie Mae Pool #MA5421 6.00% 7/1/2054 (f)	701	720
Fannie Mae Pool #BU4700 6.00% 7/1/2054 (f)	164	169
Fannie Mae Pool #CB8858 6.00% 7/1/2054 (f)	153	158
Fannie Mae Pool #DB6905 6.00% 7/1/2054 (f)	94	96
Fannie Mae Pool #FS8318 6.00% 7/1/2054 (f)	89	93
Fannie Mae Pool #DB6901 6.00% 7/1/2054 (f)	67	68
Fannie Mae Pool #DB7039 6.00% 7/1/2054 (f)	18	19
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (f)	2,561	2,660
Fannie Mae Pool #MA5445 6.00% 8/1/2054 (f)	299	308
Fannie Mae Pool #DC0296 6.00% 8/1/2054 (f)	9	9

American Funds Insurance Series	76

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #DB7690 6.00% 8/1/2054 (f)	USD9	$9
Fannie Mae Pool #FS8756 6.00% 8/1/2054 (f)	9	9
Fannie Mae Pool #DB7687 6.00% 8/1/2054 (f)	8	8
Fannie Mae Pool #BU4916 6.00% 8/1/2054 (f)	6	6
Fannie Mae Pool #MA5446 6.50% 8/1/2054 (f)	32	33
Fannie Mae Pool #CB9071 6.50% 8/1/2054 (f)	16	17
Fannie Mae Pool #MA5470 5.50% 9/1/2054 (f)	217	220
Fannie Mae Pool #FS9001 5.50% 9/1/2054 (f)	32	33
Fannie Mae Pool #DC3262 6.00% 9/1/2054 (f)	3	3
Fannie Mae Pool #DC3459 6.00% 9/1/2054 (f)	2	2
Fannie Mae Pool #MA5472 6.50% 9/1/2054 (f)	94	97
Fannie Mae Pool #BU5165 5.50% 11/1/2054 (f)	226	230
Fannie Mae Pool #DC9197 4.50% 12/1/2054 (f)	553	543
Fannie Mae Pool #MA5552 5.00% 12/1/2054 (f)	192	191
Fannie Mae Pool #MB0294 4.00% 1/1/2055 (f)	302	286
Fannie Mae Pool #MA5583 4.00% 1/1/2055 (f)	65	62
Fannie Mae Pool #MA5587 6.00% 1/1/2055 (f)	38	39
Fannie Mae Pool #MA5612 4.50% 2/1/2055 (f)	422	412
Fannie Mae Pool #MA5615 6.00% 2/1/2055 (f)	524	538
Fannie Mae Pool #MA5644 4.50% 3/1/2055 (f)	309	302
Fannie Mae Pool #MA5647 6.00% 3/1/2055 (f)	31	32
Fannie Mae Pool #190445 6.50% 3/1/2055 (f)	421	437
Fannie Mae Pool #FA2843 6.50% 3/1/2055 (f)	236	246
Fannie Mae Pool #MA5649 7.00% 3/1/2055 (f)	2,011	2,115
Fannie Mae Pool #MA5670 4.00% 4/1/2055 (f)	247	234
Fannie Mae Pool #MA5671 4.50% 4/1/2055 (f)	327	319
Fannie Mae Pool #MA5674 6.00% 4/1/2055 (f)	67	68
Fannie Mae Pool #FA1162 6.00% 4/1/2055 (f)	2	2
Fannie Mae Pool #DD4459 6.00% 4/1/2055 (f)	2	2
Fannie Mae Pool #MA5699 5.00% 5/1/2055 (f)	19	19
Fannie Mae Pool #MA5701 6.00% 5/1/2055 (f)	178	183
Fannie Mae Pool #MA5734 5.00% 6/1/2055 (f)	13	13
Fannie Mae Pool #DD9889 6.00% 7/1/2055 (f)	911	936
Fannie Mae Pool #MA5761 6.00% 7/1/2055 (f)	2	2
Fannie Mae Pool #MA5762 6.50% 7/1/2055 (f)	855	888
Fannie Mae Pool #FA2842 6.50% 7/1/2055 (f)	169	175
Fannie Mae Pool #MA5792 5.50% 8/1/2055 (f)	150	152
Fannie Mae Pool #CC0879 6.00% 8/1/2055 (f)	2	2
Fannie Mae Pool #DE6152 6.50% 8/1/2055 (f)	104	108
Fannie Mae Pool #FA2203 7.00% 8/1/2055 (f)	768	808
Fannie Mae Pool #MA5822 5.50% 9/1/2055 (f)	246	250
Fannie Mae Pool #BF0142 5.50% 8/1/2056 (f)	311	322
Fannie Mae Pool #BF0342 5.50% 1/1/2059 (f)	213	218
Fannie Mae Pool #BM6737 4.50% 11/1/2059 (f)	505	496
Fannie Mae Pool #BF0497 3.00% 7/1/2060 (f)	356	310
Freddie Mac Pool #SB0649 2.50% 4/1/2037 (f)	379	359
Freddie Mac Pool #SB1388 2.50% 1/1/2038 (f)	105	100
Freddie Mac Pool #SC0149 2.00% 3/1/2041 (f)	59	51
Freddie Mac Pool #RB0544 2.00% 6/1/2041 (f)	102	89
Freddie Mac Pool #Q15874 4.00% 2/1/2043 (f)	1	1
Freddie Mac Pool #G67711 4.00% 3/1/2048 (f)	171	166
Freddie Mac Pool #Q55971 4.00% 5/1/2048 (f)	12	12
Freddie Mac Pool #Q56175 4.00% 5/1/2048 (f)	10	10
Freddie Mac Pool #Q55970 4.00% 5/1/2048 (f)	6	6
Freddie Mac Pool #Q56599 4.00% 6/1/2048 (f)	21	20
Freddie Mac Pool #Q57242 4.50% 7/1/2048 (f)	10	10
Freddie Mac Pool #Q58411 4.50% 9/1/2048 (f)	39	39
Freddie Mac Pool #Q58436 4.50% 9/1/2048 (f)	18	18
Freddie Mac Pool #Q58378 4.50% 9/1/2048 (f)	12	12
Freddie Mac Pool #ZT1704 4.50% 1/1/2049 (f)	894	890

77	American Funds Insurance Series

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RA3384 3.00% 8/1/2050 (f)	USD11	$10
Freddie Mac Pool #RA3506 3.00% 9/1/2050 (f)	129	115
Freddie Mac Pool #QB6480 2.00% 12/1/2050 (f)	67	55
Freddie Mac Pool #RA5901 3.00% 9/1/2051 (f)	60	54
Freddie Mac Pool #RA6347 3.00% 11/1/2051 (f)	120	107
Freddie Mac Pool #SD2629 2.50% 1/1/2052 (f)	46	39
Freddie Mac Pool #SD0854 2.50% 1/1/2052 (f)	11	10
Freddie Mac Pool #QD3812 3.00% 1/1/2052 (f)	101	90
Freddie Mac Pool #RA6973 2.00% 3/1/2052 (f)	235	191
Freddie Mac Pool #SD1156 3.00% 4/1/2052 (f)	107	95
Freddie Mac Pool #QE1079 3.50% 4/1/2052 (f)	7	6
Freddie Mac Pool #QE2352 2.50% 5/1/2052 (f)	440	374
Freddie Mac Pool #SD8213 3.00% 5/1/2052 (f)	733	651
Freddie Mac Pool #SD8214 3.50% 5/1/2052 (f)	217	201
Freddie Mac Pool #SD8220 3.00% 6/1/2052 (f)	439	389
Freddie Mac Pool #QE4383 4.00% 6/1/2052 (f)	284	271
Freddie Mac Pool #RA7556 4.50% 6/1/2052 (f)	710	696
Freddie Mac Pool #SL2621 2.50% 7/1/2052 (f)	765	648
Freddie Mac Pool #SD5368 2.50% 7/1/2052 (f)	354	300
Freddie Mac Pool #SD8225 3.00% 7/1/2052 (f)	141	125
Freddie Mac Pool #SD1406 2.00% 8/1/2052 (f)	42	34
Freddie Mac Pool #SD8242 3.00% 9/1/2052 (f)	107	95
Freddie Mac Pool #SD1584 4.50% 9/1/2052 (f)	159	157
Freddie Mac Pool #QE9222 5.00% 9/1/2052 (f)	536	537
Freddie Mac Pool #QF0924 5.50% 9/1/2052 (f)	266	271
Freddie Mac Pool #QF2223 4.00% 10/1/2052 (f)	26	24
Freddie Mac Pool #SD5845 3.50% 11/1/2052 (f)	2,337	2,167
Freddie Mac Pool #SD2948 5.50% 11/1/2052 (f)	98	100
Freddie Mac Pool #SD2602 3.00% 12/1/2052 (f)	22	19
Freddie Mac Pool #SD4116 4.50% 12/1/2052 (f)	415	406
Freddie Mac Pool #SD8286 4.00% 1/1/2053 (f)	727	694
Freddie Mac Pool #SD2716 5.00% 4/1/2053 (f)	88	88
Freddie Mac Pool #SD8316 5.50% 4/1/2053 (f)	480	488
Freddie Mac Pool #SD8324 5.50% 5/1/2053 (f)	362	369
Freddie Mac Pool #SD8329 5.00% 6/1/2053 (f)	30	30
Freddie Mac Pool #SD8331 5.50% 6/1/2053 (f)	906	921
Freddie Mac Pool #SD3175 6.00% 6/1/2053 (f)	71	74
Freddie Mac Pool #RA9294 6.50% 6/1/2053 (f)	14	14
Freddie Mac Pool #RA9288 6.50% 6/1/2053 (f)	11	12
Freddie Mac Pool #RA9289 6.50% 6/1/2053 (f)	11	12
Freddie Mac Pool #RA9292 6.50% 6/1/2053 (f)	11	12
Freddie Mac Pool #RA9287 6.50% 6/1/2053 (f)	8	8
Freddie Mac Pool #RA9290 6.50% 6/1/2053 (f)	6	6
Freddie Mac Pool #RA9291 6.50% 6/1/2053 (f)	4	4
Freddie Mac Pool #RA9295 6.50% 6/1/2053 (f)	3	3
Freddie Mac Pool #SD8342 5.50% 7/1/2053 (f)	30	30
Freddie Mac Pool #SD3432 6.00% 7/1/2053 (f)	17	18
Freddie Mac Pool #SD8362 5.50% 9/1/2053 (f)	16	16
Freddie Mac Pool #SD8367 5.50% 10/1/2053 (f)	198	201
Freddie Mac Pool #SD4977 5.00% 11/1/2053 (f)	587	588
Freddie Mac Pool #SD8372 5.50% 11/1/2053 (f)	42	43
Freddie Mac Pool #RJ0326 6.50% 11/1/2053 (f)	9	9
Freddie Mac Pool #SD8392 4.00% 12/1/2053 (f)	51	49
Freddie Mac Pool #SD4693 6.50% 1/1/2054 (f)	6	7
Freddie Mac Pool #SD8401 5.50% 2/1/2054 (f)	15	15
Freddie Mac Pool #SD8402 6.00% 2/1/2054 (f)	1,009	1,038
Freddie Mac Pool #SD8408 5.50% 3/1/2054 (f)	802	814
Freddie Mac Pool #RJ1216 5.50% 4/1/2054 (f)	17	17
Freddie Mac Pool #RJ1215 5.50% 4/1/2054 (f)	8	8
Freddie Mac Pool #SD5303 6.00% 4/1/2054 (f)	419	434

American Funds Insurance Series	78

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QI3333 6.00% 4/1/2054 (f)	USD8	$8
Freddie Mac Pool #RJ1512 5.50% 5/1/2054 (f)	261	267
Freddie Mac Pool #SD8432 6.00% 5/1/2054 (f)	45	46
Freddie Mac Pool #SD5692 6.00% 5/1/2054 (f)	16	17
Freddie Mac Pool #QI7522 5.50% 6/1/2054 (f)	89	90
Freddie Mac Pool #RJ1768 5.50% 6/1/2054 (f)	22	23
Freddie Mac Pool #SD8439 6.00% 6/1/2054 (f)	1	1
Freddie Mac Pool #QI8872 5.50% 7/1/2054 (f)	72	73
Freddie Mac Pool #SD8446 5.50% 7/1/2054 (f)	58	59
Freddie Mac Pool #RJ1964 6.00% 7/1/2054 (f)	272	284
Freddie Mac Pool #RJ1975 6.00% 7/1/2054 (f)	235	243
Freddie Mac Pool #SD8447 6.00% 7/1/2054 (f)	79	81
Freddie Mac Pool #QI8874 6.00% 7/1/2054 (f)	68	70
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (f)	16	16
Freddie Mac Pool #SD5896 6.00% 7/1/2054 (f)	14	14
Freddie Mac Pool #SD8448 6.50% 7/1/2054 (f)	134	139
Freddie Mac Pool #SD8454 6.00% 8/1/2054 (f)	146	150
Freddie Mac Pool #RJ2216 6.00% 8/1/2054 (f)	16	16
Freddie Mac Pool #SD6029 6.00% 8/1/2054 (f)	9	9
Freddie Mac Pool #RJ2210 6.00% 8/1/2054 (f)	5	5
Freddie Mac Pool #QJ3296 6.00% 8/1/2054 (f)	2	2
Freddie Mac Pool #SD8455 6.50% 8/1/2054 (f)	111	116
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (f)	35	37
Freddie Mac Pool #QJ3725 6.00% 9/1/2054 (f)	23	24
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (f)	18	19
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (f)	17	17
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (f)	17	17
Freddie Mac Pool #RJ2309 6.00% 9/1/2054 (f)	8	8
Freddie Mac Pool #SD8464 6.50% 9/1/2054 (f)	44	45
Freddie Mac Pool #SD8470 6.00% 10/1/2054 (f)	104	106
Freddie Mac Pool #RJ2851 4.50% 11/1/2054 (f)	80	78
Freddie Mac Pool #RJ2860 5.00% 11/1/2054 (f)	51	51
Freddie Mac Pool #RJ2917 5.50% 11/1/2054 (f)	60	61
Freddie Mac Pool #RJ2922 6.00% 11/1/2054 (f)	15	16
Freddie Mac Pool #QX1414 5.50% 12/1/2054 (f)	320	325
Freddie Mac Pool #SD8495 6.00% 12/1/2054 (f)	46	48
Freddie Mac Pool #SD8496 6.00% 1/1/2055 (f)	21	22
Freddie Mac Pool #SL2928 7.00% 1/1/2055 (f)	452	476
Freddie Mac Pool #RJ3264 4.50% 2/1/2055 (f)	36	35
Freddie Mac Pool #SL0797 6.00% 2/1/2055 (f)	160	165
Freddie Mac Pool #SD8507 6.00% 2/1/2055 (f)	85	87
Freddie Mac Pool #SD8515 5.50% 3/1/2055 (f)	7	7
Freddie Mac Pool #SD8516 6.00% 3/1/2055 (f)	97	100
Freddie Mac Pool #SD8517 6.50% 3/1/2055 (f)	132	137
Freddie Mac Pool #SL1094 5.00% 4/1/2055 (f)	12	12
Freddie Mac Pool #SL1416 6.00% 4/1/2055 (f)	387	398
Freddie Mac Pool #SD8525 6.00% 4/1/2055 (f)	293	301
Freddie Mac Pool #SD8532 5.00% 5/1/2055 (f)	19	19
Freddie Mac Pool #SD8534 6.00% 5/1/2055 (f)	36	37
Freddie Mac Pool #RQ0012 5.00% 6/1/2055 (f)	15	15
Freddie Mac Pool #RQ0015 6.50% 6/1/2055 (f)	552	574
Freddie Mac Pool #QY4677 6.50% 6/1/2055 (f)	261	271
Freddie Mac Pool #RQ0026 5.00% 7/1/2055 (f)	492	491
Freddie Mac Pool #RQ0027 5.50% 7/1/2055 (f)	228	231
Freddie Mac Pool #RQ0028 6.00% 7/1/2055 (f)	324	333
Freddie Mac Pool #SL2625 6.50% 7/1/2055 (f)	132	138
Freddie Mac Pool #RQ0041 6.00% 8/1/2055 (f)	4	4
Freddie Mac Pool #RJ5151 6.50% 8/1/2055 (f)	450	467
Freddie Mac Pool #RQ0049 5.50% 9/1/2055 (f)	1	1
Freddie Mac Pool #RQ0050 6.00% 9/1/2055 (f)	37	38

79	American Funds Insurance Series

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033 (f)(g)	USD160	$161
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056 (f)	85	81
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056 (f)	177	169
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056 (f)(g)	170	162
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057 (f)(g)	78	72
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057 (f)	65	60
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057 (f)(g)	13	12
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058 (f)	808	726
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058 (f)	268	262
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/26/2058 (f)	426	415
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 10/25/2058 (f)	11	11
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058 (f)	8	7
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028 (f)	644	634
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 9/25/2029 (f)	927	893
Government National Mortgage Assn. 4.50% 1/1/2056 (f)(h)	48	47
Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/2049 (f)	151	150
Government National Mortgage Assn. Pool #MA8267 4.00% 9/20/2052 (f)	2,647	2,523
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052 (f)	56	53
Government National Mortgage Assn. Pool #MA8723 4.00% 3/20/2053 (f)	199	190
Government National Mortgage Assn. Pool #MA8947 5.00% 6/20/2053 (f)	358	359
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053 (f)	963	965
Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054 (f)	24	23
Government National Mortgage Assn. Pool #MB0205 5.50% 2/20/2055 (f)	432	437
Government National Mortgage Assn. Pool #MB0259 5.50% 3/20/2055 (f)	95	96
Government National Mortgage Assn. Pool #694836 5.683% 9/20/2059 (f)	— (c)	— (c)
Government National Mortgage Assn. Pool #725893 5.20% 9/20/2064 (f)	— (c)	— (c)
Uniform Mortgage-Backed Security 2.00% 1/1/2056 (f)(h)	212	171
Uniform Mortgage-Backed Security 3.00% 1/1/2056 (f)(h)	261	231
Uniform Mortgage-Backed Security 3.50% 1/1/2056 (f)(h)	1	1
Uniform Mortgage-Backed Security 4.50% 1/1/2056 (f)(h)	248	242
Uniform Mortgage-Backed Security 5.00% 1/1/2056 (f)(h)	78	78
Uniform Mortgage-Backed Security 6.50% 1/1/2056 (f)(h)	403	419
Uniform Mortgage-Backed Security 7.00% 1/1/2056 (f)(h)	1,166	1,227
Uniform Mortgage-Backed Security 3.50% 2/1/2056 (f)(h)	173	160
		69,743

Commercial mortgage-backed securities 0.45%
Atrium Hotel Portfolio Trust, Series 2024-ATRM, Class A, 5.59% 11/10/2029 (f)(g)(i)	296	302
Benchmark Mortgage Trust, Series 2024-V5, Class AM, 6.417% 1/10/2057 (f)(g)	41	43
BMO Mortgage Trust, Series 2024-5C5, Class AS, 6.364% 2/15/2057 (f)(g)	122	128
BX Commercial Mortgage Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 5.865% 6/15/2027 (f)(g)(i)	332	333
BX Trust, Series 2024-KING, Class A, (1-month USD CME Term SOFR + 1.541%) 5.291% 5/15/2034 (f)(g)(i)	106	106
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.241% 4/15/2037 (f)(g)(i)	79	79
BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 5.365% 11/15/2038 (f)(g)(i)	78	78
BX Trust, Series 2024-BIO2, Class A, 5.413% 8/13/2041 (f)(g)(i)	590	599
BX Trust, Series 2024-AIRC, Class A, (1-month USD CME Term SOFR + 1.691%) 5.442% 8/15/2041 (f)(g)(i)	169	170
BX Trust, Series 2025-VOLT, Class A, (1-month USD CME Term SOFR + 1.70%) 5.70% 12/15/2044 (f)(g)(i)	732	734
CALI Mortgage Trust, Series 24-SUN, Class A, (1-month USD CME Term SOFR + 1.89%) 5.641% 7/15/2041 (f)(g)(i)	100	100
CART, Series 2024-DFW1, Class A, (1-month USD CME Term SOFR + 1.642%) 5.392% 8/15/2041 (f)(g)(i)	120	120
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040 (f)(g)(i)	237	244
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.728% 8/12/2043 (f)(g)(i)	574	589
ELM Trust 2024, Series 2024-ELM, Class B10, 6.195% 6/10/2039 (f)(g)(i)	213	214
ELM Trust 2024, Series 2024-ELM, Class B15, 6.195% 6/10/2039 (f)(g)(i)	191	192
ELM Trust 2024, Series 2024-ELM, Class C15, 6.396% 6/10/2039 (f)(g)(i)	133	134
ELM Trust 2024, Series 2024-ELM, Class C10, 6.396% 6/10/2039 (f)(g)(i)	120	121
ELM Trust 2024, Series 2024-ELM, Class D10, 6.847% 6/10/2039 (f)(g)(i)	100	100

American Funds Insurance Series	80

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
ELM Trust 2024, Series 2024-ELM, Class D15, 6.897% 6/10/2039 (f)(g)(i)	USD100	$100
FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056 (f)(g)	73	75
GS Mortgage Securities Trust, Series 2024-70P, Class A, 5.487% 3/10/2041 (f)(g)(i)	592	599
Houston Galleria Mall Trust, Series 2025-HGLR, Class A, 5.462% 2/5/2045 (f)(g)(i)	329	342
HTL Commercial Mortgage Trust, Series 2024-T53, Class A, 5.876% 5/10/2039 (f)(g)(i)	100	101
HTL Commercial Mortgage Trust, Series 2024-T53, Class B, 6.555% 5/10/2039 (f)(g)(i)	243	247
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A, 5.467% 1/13/2040 (f)(g)(i)	541	561
Multifamily Connecticut Avenue Securities, Series 2024-01, Class M7, (30-day Average USD-SOFR + 2.75%) 6.624% 7/25/2054 (f)(g)(i)	108	110
NYC Commercial Mortgage Trust, Series 2025-28L, Class A, 4.668% 11/5/2038 (f)(g)(i)	312	313
SWCH Commercial Mortgage Trust, Series 2025-DATA, Class D, (1-month USD CME Term SOFR + 2.591%) 6.391% 2/15/2042 (f)(g)(i)	597	593
		7,427

Collateralized mortgage-backed obligations (privately originated) 0.39%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048 (f)(g)(i)	72	66
Atlas SP, Series 2024-RPL1, Class A1, 3.85% 4/25/2064 (4.85% on 8/1/2028) (f)(i)(j)	489	479
BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/2061 (f)(g)(i)	56	53
Cascade Funding Mortgage Trust, Series 2024-HB15, Class A, 4.00% 8/25/2034 (f)(g)(i)	142	141
Cascade Funding Mortgage Trust, Series 2024-RM5, Class A, 4.00% 10/25/2054 (f)(g)(i)	358	352
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061 (f)(g)(i)	131	125
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060 (f)(g)(i)	6	5
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 6.274% 12/25/2042 (f)(g)(i)	25	25
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 5.774% 6/25/2043 (f)(g)(i)	187	188
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 5.574% 7/25/2043 (f)(g)(i)	58	58
Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M1, (30-day Average USD-SOFR + 1.10%) 4.974% 5/25/2044 (f)(g)(i)	38	38
Connecticut Avenue Securities Trust, Series 2024-R06, Class 1M2, (30-day Average USD-SOFR + 1.60%) 5.474% 9/25/2044 (f)(g)(i)	87	87
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.024% 9/25/2042 (f)(g)(i)	7	7
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 7.574% 9/25/2042 (f)(g)(i)	64	67
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA2, Class M1, (30-day Average USD-SOFR + 1.20%) 5.074% 5/25/2044 (f)(g)(i)	160	160
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA3, Class M2, (30-day Average USD-SOFR + 1.45%) 5.324% 10/25/2044 (f)(g)(i)	90	90
GCAT Trust, Series 2024-NQM2, Class A1, 6.085% 6/25/2059 (7.359% on 5/1/2028) (f)(i)(j)	81	81
Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039 (f)(i)	48	48
HOMES Trust, Series 2024-NQM1, Class A1, 5.915% 7/25/2069 (6.915% on 7/1/2028) (f)(i)(j)	670	677
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 5.75% 4/25/2061 (f)(i)	54	54
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 6.25% 7/25/2067 (f)(i)	90	90
MFRA Trust, Series 2024-NQM2, Class A1, 5.272% 8/25/2069 (6.272% on 8/1/2028) (f)(i)(j)	392	393
Morgan Stanley Residential Mortgage Loan Trust, Series 2024-NQM2, Class A1, 6.386% 5/25/2069 (7.386% on 5/1/2028) (f)(i)(j)	101	102
Onslow Bay Financial Mortgage Loan Trust, Series 2024-HYB1, Class A1, 3.637% 3/25/2053 (f)(g)(i)	138	138
Onslow Bay Financial, LLC, Series 2024-NQM7, Class A1, 6.243% 3/25/2064 (7.243% on 4/1/2028) (f)(i)(j)	141	143
Onslow Bay Financial, LLC, Series 2024-NQM8, Class A1, 6.233% 5/25/2064 (7.233% on 5/1/2028) (f)(i)(j)	317	321
Onslow Bay Financial, LLC, Series 2024-NQM11, Class A1, 5.875% 6/25/2064 (6.825% on 7/1/2028) (f)(i)(j)	814	823
Progress Residential Trust, Series 2024-SFR5, Class B, 3.25% 8/9/2029 (f)(i)	554	527
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039 (f)(i)	95	94
Starwood Mortgage Residential Trust, Series 2024-SFR4, Class A, (1-month USD CME Term SOFR + 1.75%) 5.50% 10/17/2041 (f)(g)(i)	140	140
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057 (f)(g)(i)	13	13
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058 (f)(g)(i)	11	11

81	American Funds Insurance Series

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058 (f)(g)(i)	USD6	$6
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060 (f)(i)	304	279
Treehouse Park Improvement Association No.1 9.75% 12/1/2033 (b)(i)	100	100
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038 (f)(i)	195	193
Tricon Residential Trust, Series 2024-SFR2, Class A, 4.75% 6/17/2040 (f)(i)	167	167
Verus Securitization Trust, Series 2024-4, Class A1, 6.218% 6/25/2069 (7.218% on 5/1/2028) (f)(i)(j)	64	65
Verus Securitization Trust, Series 2024-8, Class A1, 5.364% 10/25/2069 (f)(g)(i)	87	88
		6,494
Total mortgage-backed obligations		83,664
Corporate bonds and notes 2.84%
Financials 0.49%
American Express Co. 4.90% 2/13/2026	28	28
American Express Co. 5.085% 1/30/2031 (USD-SOFR + 1.02% on 1/30/2030) (j)	50	52
American Express Co. 5.442% 1/30/2036 (USD-SOFR + 1.32% on 1/30/2035) (j)	28	29
American International Group, Inc. 4.85% 5/7/2030	685	703
American International Group, Inc. 5.125% 3/27/2033	17	18
Aon Corp. 5.35% 2/28/2033	21	22
Arthur J. Gallagher & Co. 4.85% 12/15/2029	125	128
Arthur J. Gallagher & Co. 5.00% 2/15/2032	50	51
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030) (j)	22	20
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031) (j)	238	213
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033) (j)	118	122
Bank of America Corp. 5.464% 5/9/2036 (USD-SOFR + 1.64% on 5/9/2035) (j)	75	78
CaixaBank SA 5.673% 3/15/2030 (USD-SOFR + 1.78% on 3/15/2029) (i)(j)	400	416
CaixaBank SA 6.037% 6/15/2035 (USD-SOFR + 2.26% on 9/15/2034) (i)(j)	200	213
Capital One Financial Corp. 6.377% 6/8/2034 (USD-SOFR + 2.86% on 6/8/2033) (j)	45	49
Capital One Financial Corp. 6.051% 2/1/2035 (USD-SOFR + 2.26% on 2/1/2034) (j)	95	101
Chubb INA Holdings, LLC 5.00% 3/15/2034	35	36
Citigroup, Inc. 5.174% 2/13/2030 (USD-SOFR + 1.364% on 2/13/2029) (j)	86	88
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032) (j)	35	32
Citigroup, Inc. 6.02% 1/24/2036 (USD-SOFR + 1.83% on 1/24/2035) (j)	44	46
Citigroup, Inc. 5.333% 3/27/2036 (USD-SOFR + 1.465% on 3/27/2035) (j)	55	56
Corebridge Financial, Inc. 3.85% 4/5/2029	180	177
Corebridge Financial, Inc. 3.90% 4/5/2032	32	30
Corebridge Financial, Inc. 4.35% 4/5/2042	7	6
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027) (i)(j)	200	200
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028) (j)	300	320
Deutsche Bank AG 4.999% 9/11/2030 (USD-SOFR + 1.70% on 9/11/2029) (j)	150	152
Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028) (j)	5	5
Goldman Sachs Group, Inc. 4.937% 4/23/2028 (USD-SOFR + 1.319% on 4/23/2027) (j)	45	46
Goldman Sachs Group, Inc. 5.727% 4/25/2030 (USD-SOFR + 1.265% on 4/25/2029) (j)	60	63
Goldman Sachs Group, Inc. 4.369% 10/21/2031 (USD-SOFR + 1.06% on 10/21/2030) (j)	40	40
JPMorgan Chase & Co. 4.979% 7/22/2028 (USD-SOFR + 0.93% on 7/22/2027) (j)	65	66
JPMorgan Chase & Co. 5.581% 4/22/2030 (USD-SOFR + 1.16% on 4/22/2029) (j)	50	52
JPMorgan Chase & Co. 4.995% 7/22/2030 (USD-SOFR + 1.125% on 7/22/2029) (j)	198	203
JPMorgan Chase & Co. 4.255% 10/22/2031 (USD-SOFR + 0.93% on 10/22/2030) (j)	52	52
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031) (j)	20	18
JPMorgan Chase & Co. 5.294% 7/22/2035 (USD-SOFR + 1.46% on 7/22/2034) (j)	328	339
JPMorgan Chase & Co. 5.572% 4/22/2036 (USD-SOFR + 1.68% on 4/22/2035) (j)	412	432
Marsh & McLennan Cos., Inc. 5.00% 3/15/2035	25	25
Marsh & McLennan Cos., Inc. 5.40% 3/15/2055	25	24
Mastercard, Inc. 4.875% 3/9/2028	31	32
Morgan Stanley 5.652% 4/13/2028 (USD-SOFR + 1.01% on 4/13/2027) (j)	25	26
Morgan Stanley 4.994% 4/12/2029 (USD-SOFR + 1.38% on 4/12/2028) (j)	10	10
Morgan Stanley 5.656% 4/18/2030 (USD-SOFR + 1.26% on 4/18/2029) (j)	140	146
Morgan Stanley 4.654% 10/18/2030 (USD-SOFR + 1.10% on 10/18/2029) (j)	488	494

American Funds Insurance Series	82

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Financials (continued)
Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033) (j)	USD35	$36
Morgan Stanley 5.32% 7/19/2035 (USD-SOFR + 1.555% on 7/19/2034) (j)	57	59
Morgan Stanley 4.892% 10/22/2036 (USD-SOFR + 1.314% on 10/22/2035) (j)	129	128
Navient Corp. 5.00% 3/15/2027	150	150
Navient Corp. 5.625% 8/1/2033	125	114
New York Life Global Funding 3.00% 1/10/2028 (i)	150	147
OneMain Finance Corp. 6.625% 5/15/2029	540	560
Osaic Holdings, Inc. 6.75% 8/1/2032 (i)	25	26
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028) (j)	50	52
Ryan Specialty, LLC 5.875% 8/1/2032 (i)	100	102
Truist Financial Corp. 5.435% 1/24/2030 (USD-SOFR + 1.62% on 1/24/2029) (j)	11	11
Truist Financial Corp. 5.153% 8/5/2032 (USD-SOFR + 1.571% on 8/5/2031) (j)	50	52
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033) (j)	10	11
Truist Financial Corp. 5.711% 1/24/2035 (USD-SOFR + 1.922% on 1/24/2034) (j)	40	42
Truist Financial Corp. 4.964% 10/23/2036 (USD-SOFR + 1.395% on 10/23/2035) (j)	97	96
U.S. Bancorp 5.775% 6/12/2029 (USD-SOFR + 2.02% on 6/12/2028) (j)	70	73
U.S. Bancorp 5.384% 1/23/2030 (USD-SOFR + 1.56% on 1/23/2029) (j)	85	88
UBS Group AG 5.617% 9/13/2030 (1-year USD-ICE SOFR Swap + 1.34% on 9/13/2029) (i)(j)	200	209
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030) (i)(j)	374	371
Wells Fargo & Co. 5.707% 4/22/2028 (USD-SOFR + 1.07% on 4/22/2027) (j)	98	100
Wells Fargo & Co. 5.15% 4/23/2031 (USD-SOFR + 1.50% on 4/23/2030) (j)	55	57
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033) (j)	104	115
Wells Fargo & Co. 5.605% 4/23/2036 (USD-SOFR + 1.74% on 4/23/2035) (j)	80	84
		8,142

Health care 0.36%
AbbVie, Inc. 5.05% 3/15/2034	175	180
AbbVie, Inc. 5.35% 3/15/2044	25	25
AbbVie, Inc. 5.40% 3/15/2054	240	234
AbbVie, Inc. 5.50% 3/15/2064	25	24
Amgen, Inc. 5.15% 3/2/2028	55	56
Amgen, Inc. 4.05% 8/18/2029	100	100
Amgen, Inc. 5.25% 3/2/2030	124	129
Amgen, Inc. 4.20% 3/1/2033	133	130
Amgen, Inc. 5.25% 3/2/2033	71	74
Amgen, Inc. 5.60% 3/2/2043	105	106
Amgen, Inc. 4.20% 2/22/2052	19	15
Amgen, Inc. 4.875% 3/1/2053	25	22
Amgen, Inc. 5.65% 3/2/2053	37	36
Amgen, Inc. 5.75% 3/2/2063	85	83
AstraZeneca Finance, LLC 5.00% 2/26/2034	50	52
Baxter International, Inc. 4.45% 2/15/2029	271	272
Baxter International, Inc. 4.90% 12/15/2030	338	341
Baxter International, Inc. 3.132% 12/1/2051	25	16
Bristol-Myers Squibb Co. 5.10% 2/22/2031	260	271
Bristol-Myers Squibb Co. 5.20% 2/22/2034	295	307
Bristol-Myers Squibb Co. 5.50% 2/22/2044	25	25
Bristol-Myers Squibb Co. 5.55% 2/22/2054	325	319
Centene Corp. 4.625% 12/15/2029	530	515
Centene Corp. 2.625% 8/1/2031	40	35
CVS Health Corp. 5.125% 2/21/2030	50	51
CVS Health Corp. 5.25% 2/21/2033	23	24
CVS Health Corp. 5.70% 6/1/2034	97	102
CVS Health Corp. 6.00% 6/1/2044	50	50
CVS Health Corp. 6.05% 6/1/2054	50	50
CVS Health Corp. 6.20% 9/15/2055	50	51
Elevance Health, Inc. 4.95% 11/1/2031	30	31
Elevance Health, Inc. 5.20% 2/15/2035	13	13

83	American Funds Insurance Series

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Health care (continued)
Gilead Sciences, Inc. 1.65% 10/1/2030	USD8	$7
HCA, Inc. 2.375% 7/15/2031	18	16
Humana, Inc. 3.70% 3/23/2029	12	12
Humana, Inc. 5.375% 4/15/2031	35	36
Medline Borrower, LP 6.25% 4/1/2029 (i)	380	393
Merck & Co., Inc. 1.70% 6/10/2027	118	115
Merck & Co., Inc. 3.40% 3/7/2029	110	108
Merck & Co., Inc. 4.50% 5/17/2033	35	35
Merck & Co., Inc. 4.90% 5/17/2044	35	33
Molina Healthcare, Inc. 4.375% 6/15/2028 (i)	290	285
Molina Healthcare, Inc. 3.875% 5/15/2032 (i)	40	36
Owens & Minor, Inc. 6.625% 4/1/2030 (i)	105	67
Pfizer Investment Enterprises Pte., Ltd. 4.65% 5/19/2030	10	10
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	23	23
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	17	16
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	362	366
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	600	661
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	89	67
		6,025

Communication services 0.34%
Alphabet, Inc. 4.375% 11/15/2032	22	22
Alphabet, Inc. 4.70% 11/15/2035	28	28
America Movil, SAB de CV, 8.46% 12/18/2036	MXN1,300	65
AT&T, Inc. 3.50% 6/1/2041	USD75	59
CCO Holdings, LLC 4.75% 2/1/2032 (i)	25	23
CCO Holdings, LLC 4.25% 1/15/2034 (i)	655	558
Charter Communications Operating, LLC 6.10% 6/1/2029	41	43
Charter Communications Operating, LLC 5.85% 12/1/2035	17	17
Charter Communications Operating, LLC 6.70% 12/1/2055	10	10
Discovery Communications, LLC 3.625% 5/15/2030	42	37
EchoStar Corp. 10.75% 11/30/2029	64	71
EchoStar Corp. 6.75% Cash 11/30/2030 (k)	313	321
Lindblad Expeditions, LLC 7.00% 9/15/2030 (i)	195	203
Meta Platforms, Inc. 4.30% 8/15/2029	40	40
Meta Platforms, Inc. 4.75% 8/15/2034	53	53
Meta Platforms, Inc. 4.875% 11/15/2035	325	325
Meta Platforms, Inc. 5.50% 11/15/2045	134	130
Meta Platforms, Inc. 5.40% 8/15/2054	29	27
Meta Platforms, Inc. 5.625% 11/15/2055	287	276
Meta Platforms, Inc. 5.55% 8/15/2064	40	37
Meta Platforms, Inc. 5.75% 11/15/2065	138	132
SBA Tower Trust 1.631% 11/15/2026 (i)	253	248
Sirius XM Radio, LLC 4.00% 7/15/2028 (i)	780	763
TEGNA, Inc. 5.00% 9/15/2029	360	357
T-Mobile USA, Inc. 3.875% 4/15/2030	625	615
T-Mobile USA, Inc. 2.55% 2/15/2031	203	185
T-Mobile USA, Inc. 6.00% 6/15/2054	69	70
Univision Communications, Inc. 7.375% 6/30/2030 (i)	340	347
Verizon Communications, Inc. 1.75% 1/20/2031	142	125
WarnerMedia Holdings, Inc. 4.054% 3/15/2029	250	232
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	374	264
		5,683

Industrials 0.26%
BAE Systems PLC 5.30% 3/26/2034 (i)	200	207
Boeing Co. (The) 2.75% 2/1/2026	91	91

American Funds Insurance Series	84

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Industrials (continued)
Boeing Co. (The) 6.259% 5/1/2027	USD376	$386
Boeing Co. (The) 6.298% 5/1/2029	12	13
Boeing Co. (The) 3.625% 2/1/2031	178	171
Boeing Co. (The) 6.388% 5/1/2031	92	100
Boeing Co. (The) 6.528% 5/1/2034	1,291	1,429
Boeing Co. (The) 5.805% 5/1/2050	136	134
Canadian Pacific Railway Co. 3.00% 12/2/2041	25	19
Canadian Pacific Railway Co. 3.10% 12/2/2051	80	53
CSX Corp. 4.75% 11/15/2048	50	45
CSX Corp. 4.50% 11/15/2052	35	30
EquipmentShare.com, Inc. 8.625% 5/15/2032 (i)	430	455
Herc Holdings, Inc. 7.25% 6/15/2033 (i)	90	95
Icahn Enterprises, LP 5.25% 5/15/2027	440	434
L3Harris Technologies, Inc. 5.60% 7/31/2053	13	13
L3Harris Technologies, Inc. 5.40% 7/31/2033	15	16
Moog, Inc. 4.25% 12/9/2027 (i)	55	54
Norfolk Southern Corp. 5.35% 8/1/2054	51	49
Northrop Grumman Corp. 4.95% 3/15/2053	21	19
QXO Building Products, Inc. 6.75% 4/30/2032 (i)	190	199
Republic Services, Inc. 5.00% 4/1/2034	13	13
RTX Corp. 6.00% 3/15/2031	35	38
RTX Corp. 6.10% 3/15/2034	27	29
RTX Corp. 6.40% 3/15/2054	22	24
Union Pacific Corp. 2.80% 2/14/2032	17	16
Union Pacific Corp. 3.50% 2/14/2053	20	14
Waste Management, Inc. 4.625% 2/15/2030	60	61
Waste Management, Inc. 4.95% 3/15/2035	16	16
Waste Management, Inc. 5.35% 10/15/2054	25	24
		4,247

Consumer discretionary 0.25%
Advance Auto Parts, Inc. 3.90% 4/15/2030	8	7
Advance Auto Parts, Inc. 3.50% 3/15/2032	7	6
Amazon.com, Inc. 4.65% 11/20/2035	34	34
Amazon.com, Inc. 5.45% 11/20/2055	155	151
Amazon.com, Inc. 5.55% 11/20/2065	70	68
BMW US Capital, LLC 4.15% 4/9/2030 (i)	290	288
BMW US Capital, LLC 3.70% 4/1/2032 (i)	25	24
Carnival Corp. 5.75% 3/15/2030 (i)	310	319
Carnival Corp. 6.125% 2/15/2033 (i)	175	181
Ford Motor Credit Co., LLC 2.70% 8/10/2026	306	303
Ford Motor Credit Co., LLC 4.95% 5/28/2027	604	607
Ford Motor Credit Co., LLC 5.918% 3/20/2028	622	637
Ford Motor Credit Co., LLC 6.798% 11/7/2028	200	210
Ford Motor Credit Co., LLC 4.00% 11/13/2030	970	916
General Motors Financial Co., Inc. 5.45% 9/6/2034	11	11
General Motors Financial Co., Inc. 6.15% 7/15/2035	16	17
Hyundai Capital America 5.275% 6/24/2027 (i)	55	56
McDonald’s Corp. 5.15% 9/9/2052	10	9
Newell Brands, Inc. 6.375% 5/15/2030	160	157
Nissan Motor Acceptance Co., LLC 6.125% 9/30/2030 (i)	150	150
		4,151

Information technology 0.23%
Broadcom, Inc. 5.05% 7/12/2027	40	41
Broadcom, Inc. 4.00% 4/15/2029 (i)	3	3
Broadcom, Inc. 5.05% 7/12/2029	45	46

85	American Funds Insurance Series

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Information technology (continued)
Broadcom, Inc. 5.15% 11/15/2031	USD104	$108
Broadcom, Inc. 4.15% 4/15/2032 (i)	11	11
Broadcom, Inc. 4.80% 10/15/2034	12	12
Broadcom, Inc. 3.137% 11/15/2035 (i)	2	2
Cisco Systems, Inc. 4.95% 2/26/2031	11	11
Cisco Systems, Inc. 5.05% 2/26/2034	4	4
Cisco Systems, Inc. 5.10% 2/24/2035	14	14
Cisco Systems, Inc. 5.30% 2/26/2054	8	8
Cisco Systems, Inc. 5.35% 2/26/2064	11	10
Cloud Software Group, Inc. 8.25% 6/30/2032 (i)	200	209
Diebold Nixdorf, Inc. 7.75% 3/31/2030 (i)	250	267
Fair Isaac Corp. 6.00% 5/15/2033 (i)	100	103
Hughes Satellite Systems Corp. 5.25% 8/1/2026	832	796
Hughes Satellite Systems Corp. 6.625% 8/1/2026	58	53
Intel Corp. 3.05% 8/12/2051	10	6
Intel Corp. 5.60% 2/21/2054	42	39
Intel Corp. 3.10% 2/15/2060	110	62
Oracle Corp. 4.80% 9/26/2032	55	53
Oracle Corp. 5.50% 8/3/2035	18	18
Oracle Corp. 5.20% 9/26/2035	405	388
Oracle Corp. 5.875% 9/26/2045	40	36
Oracle Corp. 6.00% 8/3/2055	110	97
Oracle Corp. 5.95% 9/26/2055	95	84
Oracle Corp. 6.10% 9/26/2065	40	35
Synopsys, Inc. 4.65% 4/1/2028	40	41
Synopsys, Inc. 4.85% 4/1/2030	40	41
Synopsys, Inc. 5.00% 4/1/2032	40	41
Synopsys, Inc. 5.15% 4/1/2035	780	793
Synopsys, Inc. 5.70% 4/1/2055	380	377
WULF Compute, LLC 7.75% 10/15/2030 (i)	75	77
		3,886

Energy 0.23%
APA Corp. 4.25% 1/15/2030	385	379
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029 (i)	300	302
Cenovus Energy, Inc. 5.40% 6/15/2047	44	40
Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030 (i)	9	10
ConocoPhillips Co. 5.50% 1/15/2055	50	48
Crescent Energy Finance, LLC 7.375% 1/15/2033 (i)	270	256
Energy Transfer, LP 6.10% 12/1/2028	41	43
Energy Transfer, LP 5.25% 7/1/2029	23	24
Energy Transfer, LP 6.40% 12/1/2030	34	37
Enterprise Products Operating, LLC 4.95% 2/15/2035	6	6
EOG Resources, Inc. 5.95% 7/15/2055	110	112
Equinor ASA 2.375% 5/22/2030	365	340
Exxon Mobil Corp. 3.452% 4/15/2051	210	151
Hess Midstream Operations, LP 5.875% 3/1/2028 (i)	35	36
Hilcorp Energy I, LP 6.875% 5/15/2034 (i)	400	375
NFE Financing, LLC 12.00% 11/15/2029 (i)(l)	148	43
Occidental Petroleum Corp. 5.55% 10/1/2034	124	127
Petroleos Mexicanos 6.50% 1/23/2029	20	20
Petroleos Mexicanos 8.75% 6/2/2029	177	189
Petroleos Mexicanos 6.84% 1/23/2030	300	305
Sunoco, LP 5.625% 3/15/2031 (i)	20	20
Sunoco, LP 5.875% 3/15/2034 (i)	20	20
TotalEnergies Capital SA 4.724% 9/10/2034	17	17
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031 (i)	595	542

American Funds Insurance Series	86

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Energy (continued)
Venture Global Plaquemines LNG, LLC 6.50% 1/15/2034 (i)	USD195	$200
Venture Global Plaquemines LNG, LLC 6.50% 6/15/2034 (i)	100	102
Venture Global Plaquemines LNG, LLC 7.75% 5/1/2035 (i)	75	82
		3,826

Utilities 0.21%
AEP Transmission Co., LLC 2.75% 8/15/2051	50	31
DTE Energy Co. 3.00% 3/1/2032	42	39
Duke Energy Florida, LLC 5.95% 11/15/2052	25	26
Edison International 4.125% 3/15/2028	132	131
Edison International 5.45% 6/15/2029	100	102
Edison International 5.25% 3/15/2032	389	389
Electricite de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033) (i)(j)	200	233
FirstEnergy Corp. 2.65% 3/1/2030	393	367
FirstEnergy Corp. 2.25% 9/1/2030	107	97
Florida Power & Light Co. 5.10% 4/1/2033	35	36
NiSource, Inc. 5.40% 6/30/2033	25	26
Pacific Gas and Electric Co. 2.95% 3/1/2026	97	97
Pacific Gas and Electric Co. 3.75% 7/1/2028	105	104
Pacific Gas and Electric Co. 4.65% 8/1/2028	284	286
Pacific Gas and Electric Co. 2.50% 2/1/2031	375	338
Pacific Gas and Electric Co. 6.40% 6/15/2033	50	54
Pacific Gas and Electric Co. 5.70% 3/1/2035	377	388
Pacific Gas and Electric Co. 4.95% 7/1/2050	162	137
Pacific Gas and Electric Co. 3.50% 8/1/2050	256	173
Pacific Gas and Electric Co. 5.90% 10/1/2054	25	24
PacifiCorp 5.50% 5/15/2054	95	85
PacifiCorp 5.80% 1/15/2055	25	23
Southern California Edison Co. 5.20% 6/1/2034	40	40
Southern California Edison Co. 3.60% 2/1/2045	206	149
Southern California Edison Co. 5.90% 3/1/2055	30	29
Union Electric Co. 3.90% 4/1/2052	25	19
WEC Energy Group, Inc. 5.15% 10/1/2027	25	26
		3,449

Real estate 0.18%
American Tower Corp. 4.05% 3/15/2032	11	11
Boston Properties, LP 2.45% 10/1/2033	7	6
Boston Properties, LP 6.50% 1/15/2034	38	41
Boston Properties, LP 5.75% 1/15/2035	95	98
Crown Castle, Inc. 5.00% 1/11/2028	54	55
Iron Mountain, Inc. 4.50% 2/15/2031 (i)	530	505
Kennedy-Wilson, Inc. 5.00% 3/1/2031	550	518
Ladder Capital Finance Holdings LLLP 7.00% 7/15/2031 (i)	20	21
MPT Operating Partnership, LP 5.00% 10/15/2027	475	460
Piedmont Operating Partnership, LP 5.625% 1/15/2033	99	100
Prologis, LP 5.00% 3/15/2034	40	41
Service Properties Trust 0% 9/30/2027 (i)	45	41
Service Properties Trust 3.95% 1/15/2028	480	453
Service Properties Trust 8.375% 6/15/2029	680	684
		3,034

Consumer staples 0.17%
Altria Group, Inc. 4.875% 2/4/2028	13	13
Altria Group, Inc. 5.25% 8/6/2035	48	49

87	American Funds Insurance Series

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Consumer staples (continued)
B&G Foods, Inc. 8.00% 9/15/2028 (i)	USD260	$256
BAT Capital Corp. 6.343% 8/2/2030	9	10
BAT Capital Corp. 5.35% 8/15/2032	413	430
BAT Capital Corp. 6.421% 8/2/2033	38	42
BAT Capital Corp. 7.079% 8/2/2043	31	35
BAT Capital Corp. 4.54% 8/15/2047	55	46
BAT Capital Corp. 4.758% 9/6/2049	121	102
BAT Capital Corp. 7.081% 8/2/2053	69	78
BAT International Finance PLC 4.448% 3/16/2028	150	151
Coty, Inc. 5.60% 1/15/2031 (i)	119	120
H.J. Heinz Co. 4.875% 10/1/2049	235	202
Mars, Inc. 4.80% 3/1/2030 (i)	25	26
Mars, Inc. 5.20% 3/1/2035 (i)	165	170
Mars, Inc. 5.65% 5/1/2045 (i)	71	72
Mars, Inc. 5.70% 5/1/2055 (i)	145	144
Mars, Inc. 5.80% 5/1/2065 (i)	24	24
Mondelez International, Inc. 4.75% 8/28/2034	127	127
Philip Morris International, Inc. 5.125% 11/17/2027	43	44
Philip Morris International, Inc. 5.625% 11/17/2029	23	24
Philip Morris International, Inc. 5.125% 2/15/2030	56	58
Philip Morris International, Inc. 5.50% 9/7/2030	70	74
Philip Morris International, Inc. 5.75% 11/17/2032	16	17
Philip Morris International, Inc. 5.375% 2/15/2033	55	57
Philip Morris International, Inc. 5.625% 9/7/2033	30	32
Philip Morris International, Inc. 4.90% 11/1/2034	90	91
Post Holdings, Inc. 6.375% 3/1/2033 (i)	330	334
		2,828

Materials 0.12%
BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026	35	35
BHP Billiton Finance (USA), Ltd. 4.75% 2/28/2028	35	36
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033	16	16
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033	7	7
BHP Billiton Finance (USA), Ltd. 5.75% 9/5/2055	60	61
Celanese US Holdings, LLC 6.85% 11/15/2028	36	38
Celanese US Holdings, LLC 7.05% 11/15/2030	27	29
Celanese US Holdings, LLC 6.879% 7/15/2032	10	10
Celanese US Holdings, LLC 7.20% 11/15/2033	23	24
Cleveland-Cliffs, Inc. 7.50% 9/15/2031 (i)	545	575
Cleveland-Cliffs, Inc. 7.625% 1/15/2034 (i)	40	42
Consolidated Energy Finance SA 5.625% 10/15/2028 (i)	750	488
Dow Chemical Co. (The) 5.35% 3/15/2035	7	7
Dow Chemical Co. (The) 5.65% 3/15/2036	4	4
Dow Chemical Co. (The) 5.55% 11/30/2048	15	13
Dow Chemical Co. (The) 3.60% 11/15/2050	75	49
Dow Chemical Co. (The) 6.90% 5/15/2053	6	6
Dow Chemical Co. (The) 5.60% 2/15/2054	63	55
LYB International Finance III, LLC 5.125% 1/15/2031	2	2
LYB International Finance III, LLC 5.50% 3/1/2034	5	5
LYB International Finance III, LLC 5.875% 1/15/2036	32	32
LYB International Finance III, LLC 3.625% 4/1/2051	102	66
NOVA Chemicals Corp. 8.50% 11/15/2028 (i)	10	11
NOVA Chemicals Corp. 4.25% 5/15/2029 (i)	325	318
		1,929
Total corporate bonds and notes		47,200

American Funds Insurance Series	88

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations 0.73%
Other asset-backed securities 0.39%
ACHD Trust, Series 2025-DS1, Class A, 5.978% 1/9/2034 (f)(i)	USD100	$100
Affirm, Inc., Series 2024-A, Class A, 5.61% 2/15/2029 (f)(i)	215	215
Auxilior Term Funding, LLC, Series 2024-1, Class A2, 5.84% 3/15/2027 (f)(i)	61	61
AXIS Equipment Finance Receivables, LLC, Series 2024-2, Class A2, 5.19% 7/21/2031 (f)(i)	277	281
Blue Owl Asset Leasing Trust, Series 2024-1A, Class A2, 5.05% 3/15/2029 (f)(i)	42	43
Capteris Equipment Finance, Series 2024-1, Class A2, 5.58% 7/20/2032 (f)(i)	554	565
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060 (f)(i)	347	294
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060 (f)(i)	86	73
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060 (f)(i)	90	57
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060 (f)(i)	90	58
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061 (f)(i)	312	254
CF Hippolyta, LLC, Series 2022-1A, Class A1, 5.97% 8/15/2062 (f)(i)	483	477
Clarus Capital Funding, LLC, Series 2024-1A, Class A2, 4.71% 8/20/2032 (f)(i)	181	182
EquipmentShare, Series 2024-2M, Class B, 6.43% 12/20/2032 (f)(i)	134	135
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045 (f)(i)	322	309
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046 (f)(i)	60	56
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 8/17/2039 (f)(i)	73	72
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040 (f)(i)	278	267
Horizon Aircraft Finance, Series 2024-1, Class A, 5.375% 9/15/2049 (f)(i)	354	359
Merchants Fleet Funding, LLC, Series 2024-1, Class A, 5.82% 4/20/2037 (f)(i)	138	139
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061 (f)(i)	935	783
NMEF Funding, LLC, Series 2024-A, Class A2, 5.15% 12/15/2031 (f)(i)	315	317
OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class A, 6.27% 6/17/2031 (f)(i)	100	101
OnDeck Asset Securitization Trust, LLC, Series 2024-2A, Class A, 4.98% 10/17/2031 (f)(i)	127	128
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031 (f)(i)	20	19
PEAC Solutions Receivables, LLC, Series 2024-2A, Class A2, 4.74% 4/20/2027 (f)(i)	85	85
PEAC Solutions Receivables, LLC, Series 2024-1A, Class A2, 5.79% 6/21/2027 (f)(i)	139	141
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028 (f)(i)	175	176
PK ALIFT Loan Funding 4, LP, Series 2024-2, Class A, 5.052% 10/15/2039 (f)(i)	175	176
Post Road Equipment Finance, Series 2024-1, Class A2, 5.59% 11/15/2029 (f)(i)	45	46
Reach Financial, LLC, Series 2024-2, Class A, 5.88% 7/15/2031 (f)(i)	94	94
SCF Equipment Leasing, LLC, Series 2024-1A, Class A2, 5.88% 11/20/2029 (f)(i)	28	28
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033 (f)(i)	72	70
U.S. Bank National Association, Series 2025-SUP1, Class B, 5.582% 2/25/2032 (f)(i)	189	190
Verdant Receivables, LLC, Series 2024-1, Class A2, 5.68% 12/12/2031 (f)(i)	69	70
		6,421

Auto loan 0.27%
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027 (f)(i)	66	66
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027 (f)(i)	33	33
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029 (f)(i)	339	353
CPS Auto Receivables Trust, Series 2024-C, Class B, 5.68% 12/15/2028 (f)(i)	497	499
Drive Auto Receivables Trust, Series 2024-2, Class A2, 4.94% 12/15/2027 (f)	11	11
Enterprise Fleet Financing, LLC, Series 2024-3, Class A2, 5.31% 4/20/2027 (f)(i)	185	185
Enterprise Fleet Financing, LLC, Series 2024-4, Class A2, 4.69% 7/20/2027 (f)(i)	150	151
Enterprise Fleet Financing, LLC, Series 2024-1, Class A2, 5.23% 3/20/2030 (f)(i)	273	275
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035 (f)(i)	176	180
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036 (f)(i)	181	187
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028 (f)(i)	188	189
GLS Auto Select Receivables Trust, Series 2024-4A, Class A2, 4.43% 12/17/2029 (f)(i)	65	65
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035 (f)(i)	285	293
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035 (f)(i)	184	191
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A3, 4.47% 2/16/2028 (f)	10	10
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A4, 4.43% 10/16/2028 (f)	48	48
Hertz Vehicle Financing, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027 (f)(i)	268	263
Hertz Vehicle Financing, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027 (f)(i)	100	98
Hertz Vehicle Financing, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027 (f)(i)	100	98
Hertz Vehicle Financing, LLC, Series 2024-1A, Class A, 5.44% 1/25/2029 (f)(i)	187	191

89	American Funds Insurance Series

Capital Income Builder (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Auto loan (continued)
Hyundai Auto Receivables Trust, Series 2023-A, Class A3, 4.58% 4/15/2027 (f)	USD5	$5
Hyundai Auto Receivables Trust, Series 2023-A, Class A4, 4.48% 7/17/2028 (f)	28	28
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034 (f)(i)	335	334
Wheels Fleet Lease Funding, LLC, Series 2024-2A, Class A1, 4.87% 6/21/2039 (f)(i)	632	639
Wheels Fleet Lease Funding, LLC, Series 2024-3A, Class A1, 4.80% 9/19/2039 (f)(i)	188	190
		4,582

Credit card 0.04%
Avant Credit Card Master Trust, Series 2024-2A, Class A, 5.38% 5/15/2029 (f)(i)	400	401
Mission Lane Credit Card Master Trust, Series 2025-B, Class A, 5.06% 9/15/2031 (f)(i)	246	248
		649

Student loan 0.03%
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069 (f)(i)	23	21
Navient Student Loan Trust, Series 2021-CA, Class A, 1.06% 10/15/2069 (f)(i)	42	39
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062 (f)(i)	94	89
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062 (f)(i)	188	178
Nelnet Student Loan Trust, Series 2021-CA, Class AFL, (1-month USD CME Term SOFR + 0.854%) 4.588% 4/20/2062 (f)(g)(i)	98	98
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053 (f)(i)	39	35
		460
Total asset-backed obligations		12,112
Bonds & notes of governments & government agencies outside the U.S. 0.05%
Mexico 0.03%
United Mexican States 3.25% 4/16/2030	200	189
United Mexican States 7.375% 5/13/2055	245	265
		454

Saudi Arabia 0.01%
Saudi Arabia (Kingdom of) 3.625% 3/4/2028	200	198

Peru 0.01%
Peru (Republic of) 2.783% 1/23/2031	190	176
Total bonds & notes of governments & government agencies outside the U.S.		828
Municipals 0.02%
Illinois 0.01%
GO Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	196	201

Massachusetts 0.01%
Educational Fncg. Auth., Education Loan Rev. Bonds, Series 2024-A, 6.352% 7/1/2049	135	140
Total municipals		341
Loans 0.02%
Financials 0.02%
Aero Capital Solutions, Inc., Term Loan, (1-month USD CME Term SOFR + 3.00%) 7.61% 11/17/2029 (b)(g)(i)(m)	221	220
Total bonds, notes & other debt instruments (cost: $243,321,000)		242,696

American Funds Insurance Series	90

Capital Income Builder (continued)
Investment funds 2.29%	Shares	Value (000)
Capital Group Central Corporate Bond Fund (n)	4,482,146	$38,098
Total investment funds (cost: $40,853,000)		38,098
Short-term securities 5.53%
Money market investments 4.90%
Capital Group Central Cash Fund 3.79% (n)(o)	814,073	81,415

Money market investments purchased with collateral from securities on loan 0.63%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (o)(p)	10,408,626	10,409
Total short-term securities (cost: $91,803,000)		91,824
Total investment securities 100.57% (cost: $1,246,392,000)		1,669,897
Other assets less liabilities (0.57)%		(9,521)
Net assets 100.00%		$1,660,376
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
2 Year U.S. Treasury Note Futures	Long	389	4/6/2026	USD81,219	$(17)
5 Year U.S. Treasury Note Futures	Long	251	4/6/2026	27,436	(61)
10 Year U.S. Treasury Note Futures	Short	21	3/31/2026	(2,361)	21
10 Year Ultra U.S. Treasury Note Futures	Short	40	3/31/2026	(4,601)	15
20 Year U.S. Treasury Bond Futures	Long	32	3/31/2026	3,699	(41)
30 Year Ultra U.S. Treasury Bond Futures	Long	99	3/31/2026	11,682	(196)
					$(279)
Swap contracts

Interest rate swaps
Centrally cleared interest rate swaps
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
3.16%	At maturity	U.S. Urban CPI	At maturity	6/23/2026	USD350	$1	$—	$1
U.S. Urban CPI	At maturity	3.17%	At maturity	6/23/2026	USD338	(1)	—	(1)
SOFR	Annual	3.055%	Annual	4/6/2031	USD6,700	139	—	139
SOFR	Annual	4.1275%	Annual	7/27/2050	USD310	3	—	3
SOFR	Annual	2.91%	Annual	9/18/2050	USD592	118	—	118
						$260	$—	$260

91	American Funds Insurance Series

Capital Income Builder (continued)
Swap contracts (continued)

Credit default swaps
Centrally cleared credit default swaps on credit indices — sell protection
Reference index	Financing rate received	Payment frequency	Expiration date	Notional amount (q) (000)	Value at 12/31/2025 (r) (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
CDX.NA.IG.45	1.00%	Quarterly	12/20/2030	USD5,044	$114	$116	$(2)
Investments in affiliates (n)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Investment funds 2.29%
Capital Group Central Corporate Bond Fund	$30,920	$6,389	$—	$—	$789	$38,098	$1,550
Short-term securities 4.90%
Money market investments 4.90%
Capital Group Central Cash Fund 3.79% (o)	60,575	370,953	350,129	16	—	81,415	4,186
Total 7.19%				$16	$789	$119,513	$5,736

(a)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(b)	Value determined using significant unobservable inputs.
(c)	Amount less than one thousand.
(d)	Non-income producing.
(e)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,717,000, which represented 0.10% of the net assets of the fund.
(f)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(g)
Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(h)	Represents securities transacted on a TBA basis.
(i)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $38,579,000, which represented 2.32% of the net assets of the fund.

(j)	Step bond; coupon rate may change at a later date.
(k)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(l)	Scheduled interest and/or principal payment was not received.
(m)
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $219,000, which represented 0.01% of the net assets of the fund.

(n)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(o)	Rate represents the seven-day yield at 12/31/2025.
(p)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(q)	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
(r)
The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviation(s)
ADR = American Depositary Receipts
Assn. = Association
Auth. = Authority
CAD = Canadian dollars
CME = CME Group
CPI = Consumer Price Index

EUR = Euros
Fncg. = Financing
GBP = British pounds
GO = General Obligation
ICE = Intercontinental Exchange, Inc.
MXN = Mexican pesos

REIT = Real Estate Investment Trust
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
TBA = To be announced
USD = U.S. dollars
UST = U.S. Treasury
Refer to the notes to financial statements.

American Funds Insurance Series	92

Asset Allocation Fund
Investment portfolio December 31, 2025

Common stocks 65.21%	Shares	Value (000)
Information technology 17.87%
Broadcom, Inc.	3,822,547	$1,322,984
Microsoft Corp.	2,068,123	1,000,186
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,399,280	729,117
Taiwan Semiconductor Manufacturing Co., Ltd.	2,384,000	116,467
NVIDIA Corp.	2,011,419	375,130
Apple, Inc.	1,295,354	352,155
Micron Technology, Inc.	764,060	218,070
Intel Corp. (a)	5,553,952	204,941
Salesforce, Inc.	503,780	133,456
International Business Machines Corp.	427,285	126,566
ASML Holding NV (ADR)	93,894	100,453
KLA Corp.	77,592	94,280
Hewlett Packard Enterprise Co.	2,023,462	48,604
Strategy, Inc., Class A (a)	295,563	44,911
Diebold Nixdorf, Inc. (a)	532,940	36,181
Adobe, Inc. (a)	62,600	21,909
Applied Materials, Inc.	79,781	20,503
		4,945,913

Financials 10.49%
Apollo Asset Management, Inc.	1,920,083	277,951
Arthur J. Gallagher & Co.	854,008	221,009
Mastercard, Inc., Class A	361,601	206,431
Synchrony Financial	2,440,754	203,632
Aon PLC, Class A	569,972	201,132
Visa, Inc., Class A	553,014	193,948
Bank of America Corp.	3,142,147	172,818
Capital One Financial Corp.	702,338	170,219
Blue Owl Capital, Inc., Class A (b)	9,813,216	146,609
Ares Management Corp., Class A	845,012	136,579
American Express Co.	337,999	125,043
Wells Fargo & Co.	1,334,032	124,332
JPMorgan Chase & Co.	295,492	95,213
Fiserv, Inc. (a)	1,269,859	85,296
Brookfield Corp., Class A	1,805,226	82,842
Citigroup, Inc.	700,000	81,683
Brown & Brown, Inc.	964,468	76,868
Chubb, Ltd.	235,906	73,631
Progressive Corp.	280,641	63,908
Intercontinental Exchange, Inc.	374,162	60,599
Blackstone, Inc.	320,000	49,325
Kinsale Capital Group, Inc.	65,779	25,728
Goldman Sachs Group, Inc.	24,707	21,717
Figure Technology Solutions, Inc. (a)(b)	152,555	6,230
Sberbank of Russia PJSC (c)	8,880,000	— (d)
		2,902,743

Industrials 9.72%
ATI, Inc. (a)	3,475,291	398,824
Boeing Co. (The) (a)	1,355,000	294,198
TransDigm Group, Inc.	160,869	213,932
L3Harris Technologies, Inc.	644,021	189,065
General Electric Co.	602,503	185,589
Deere & Co.	377,997	175,984
Parker-Hannifin Corp.	183,536	161,321
Union Pacific Corp.	677,572	156,736
Caterpillar, Inc.	190,000	108,845
Safran SA	312,100	108,605
United Rentals, Inc.	125,193	101,321

93	American Funds Insurance Series

Asset Allocation Fund (continued)
Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Northrop Grumman Corp.	173,106	$98,707
GE Vernova, Inc.	150,939	98,649
Ingersoll-Rand, Inc.	1,177,013	93,243
Quanta Services, Inc.	152,260	64,263
Airbus SE, non-registered shares	230,632	53,496
Trane Technologies PLC	137,366	53,463
FTAI Aviation, Ltd.	249,989	49,210
CSX Corp.	1,000,000	36,250
Copart, Inc. (a)	835,833	32,723
Carrier Global Corp.	283,011	14,954
		2,689,378

Health care 6.97%
Vertex Pharmaceuticals, Inc. (a)	720,148	326,486
Gilead Sciences, Inc.	1,904,140	233,714
Eli Lilly and Co.	186,995	200,960
UnitedHealth Group, Inc.	596,573	196,935
Alnylam Pharmaceuticals, Inc. (a)	405,917	161,413
Amgen, Inc.	441,538	144,520
Thermo Fisher Scientific, Inc.	217,042	125,765
CVS Health Corp.	1,451,353	115,179
Illumina, Inc. (a)	699,527	91,750
Abbott Laboratories	637,270	79,844
Cooper Cos., Inc. (a)	889,428	72,897
Johnson & Johnson	311,733	64,513
AbbVie, Inc.	129,914	29,684
Boston Scientific Corp. (a)	300,752	28,677
Centene Corp. (a)	675,000	27,776
Rotech Healthcare, Inc. (a)(c)(e)	184,138	12,613
Medline, Inc., Class A (a)(b)	272,900	11,462
Mallinckrodt PLC (a)	36,079	3,227
Par Health, Inc. (a)(f)	36,079	338
Carbon Health Technologies, Inc., Class A (a)(c)	4,955,500	50
		1,927,803

Consumer discretionary 5.73%
Booking Holdings, Inc.	52,599	281,685
Royal Caribbean Cruises, Ltd.	648,815	180,967
Amazon.com, Inc. (a)	780,642	180,188
Starbucks Corp.	1,513,090	127,417
D.R. Horton, Inc.	700,917	100,953
NIKE, Inc., Class B	1,525,710	97,203
Carnival Corp.	2,758,206	84,236
Darden Restaurants, Inc.	424,583	78,132
Compagnie Financiere Richemont SA, Class A	346,887	74,864
Home Depot, Inc.	191,765	65,986
Texas Roadhouse, Inc.	385,658	64,019
Chipotle Mexican Grill, Inc. (a)	1,692,984	62,640
Tesla, Inc. (a)	94,134	42,334
Hilton Worldwide Holdings, Inc.	122,663	35,235
Toll Brothers, Inc.	246,730	33,363
Restaurant Brands International, Inc.	461,542	31,491
AutoZone, Inc. (a)	7,013	23,785
YUM! Brands, Inc.	91,381	13,824
DraftKings, Inc., Class A (a)	237,954	8,200
Aimbridge Topco, LLC (a)(c)	10,722	793
		1,587,315

American Funds Insurance Series	94

Asset Allocation Fund (continued)
Common stocks (continued)	Shares	Value (000)

Communication services 4.71%
Alphabet, Inc., Class C	1,147,684	$360,143
Alphabet, Inc., Class A	1,068,646	334,486
Meta Platforms, Inc., Class A	553,906	365,628
Comcast Corp., Class A	6,199,119	185,292
Netflix, Inc. (a)	346,997	32,534
Tencent Holdings, Ltd.	321,500	24,636
		1,302,719

Materials 4.10%
Royal Gold, Inc.	1,301,065	289,214
Wheaton Precious Metals Corp.	2,388,702	280,720
Franco-Nevada Corp. (CAD denominated)	1,179,377	244,468
Lundin Mining Corp.	7,678,233	165,027
First Quantum Minerals, Ltd. (a)	3,889,750	104,290
Corteva, Inc.	466,775	31,288
Air Products and Chemicals, Inc.	45,664	11,280
Agnico Eagle Mines, Ltd.	56,110	9,515
Venator Materials PLC (a)(c)	4,096	— (d)
		1,135,802

Consumer staples 3.48%
Philip Morris International, Inc.	3,615,272	579,890
Constellation Brands, Inc., Class A	629,955	86,909
Keurig Dr Pepper, Inc.	3,042,963	85,233
Nestle SA	617,055	61,331
Costco Wholesale Corp.	69,889	60,268
US Foods Holding Corp. (a)	514,932	38,785
Estee Lauder Cos., Inc. (The), Class A	275,858	28,888
Coca-Cola Co.	160,431	11,216
Procter & Gamble Co.	75,358	10,799
		963,319

Utilities 1.01%
Southern Co. (The)	1,503,479	131,104
DTE Energy Co.	848,144	109,394
Vistra Corp.	144,910	23,378
FirstEnergy Corp.	323,684	14,491
		278,367

Energy 0.92%
Canadian Natural Resources, Ltd. (CAD denominated)	3,480,603	117,892
ConocoPhillips	824,000	77,135
EOG Resources, Inc.	222,924	23,409
Halliburton Co.	593,792	16,781
SLB, Ltd.	286,500	10,996
Exxon Mobil Corp.	58,185	7,002
Constellation Oil Services Holding SA (NDR) (a)	76,004	897
Altera Infrastructure, LP (c)	16,129	655
New Fortress Energy, Inc., Class A (a)	150,315	171
Expand Energy Corp.	636	70
		255,008

95	American Funds Insurance Series

Asset Allocation Fund (continued)
Common stocks (continued)	Shares	Value (000)

Real estate 0.21%
American Tower Corp. REIT	136,942	$24,043
Simon Property Group, Inc. REIT	114,326	21,163
Crown Castle, Inc. REIT	134,329	11,938
		57,144
Total common stocks (cost: $10,036,058,000)		18,045,511
Preferred securities 0.00%
Industrials 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares (a)(c)(f)	450	755
Total preferred securities (cost: $465,000)		755
Rights & warrants 0.00%
Energy 0.00%
Expand Energy Corp., Class C, warrants, expire 2/9/2026 (a)	1,201	119
Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/2071 (a)(c)	4	— (d)
Total rights & warrants (cost: $875,000)		119
Convertible stocks 0.12%
Industrials 0.07%
Boeing Co., Series A, convertible preferred depositary shares, 6.00% 10/15/2027	262,145	18,104

Information technology 0.05%
Strategy, Inc. 8.00% perpetual convertible preferred shares	189,521	14,926
Total convertible stocks (cost: $30,331,000)		33,030
Convertible bonds & notes 0.10%	Principal amount (000)
Information technology 0.03%
Macom Technology Solutions Holdings, convertible notes, 0.25% 3/15/2026	USD1,529	3,180
Seagate HDD Cayman, convertible notes, 3.50% 6/1/2028	536	1,803
Terawulf, Inc., convertible notes, 1.00% 9/1/2031 (f)	1,739	2,060
Western Digital Corp., convertible notes, 3.00% 11/15/2028	416	1,908
		8,951

Communication services 0.02%
EchoStar Corp., convertible notes, 3.875% Cash 11/30/2030 (g)	1,290	4,312
Spotify USA, Inc., convertible notes, 0% 3/15/2026	1,800	2,048
		6,360

Real estate 0.02%
Ventas Realty, LP, convertible notes, 3.75% 6/1/2026	1,873	2,649
Welltower OP, LLC, convertible notes, 2.75% 5/15/2028 (f)	1,422	2,789
		5,438

Utilities 0.01%
CenterPoint Energy, Inc., convertible notes, 3.00% 8/1/2028 (f)	2,785	2,822

American Funds Insurance Series	96

Asset Allocation Fund (continued)
Convertible bonds & notes (continued)	Principal amount (000)	Value (000)

Health care 0.01%
Halozyme Therapeutics, Inc. convertible notes, 1.00% 8/15/2028	USD1,818	$2,417

Industrials 0.01%
Axon Enterprise, Inc., convertible notes, 0.50% 12/15/2027	692	1,743
Total convertible bonds & notes (cost: $25,052,000)		27,731
Bonds, notes & other debt instruments 28.07%
Mortgage-backed obligations 10.22%
Federal agency mortgage-backed obligations 9.21%
Fannie Mae Pool #AH6431 4.00% 2/1/2026 (h)	2	2
Fannie Mae Pool #AH5618 4.00% 2/1/2026 (h)	— (d)	— (d)
Fannie Mae Pool #890329 4.00% 4/1/2026 (h)	— (d)	— (d)
Fannie Mae Pool #MA1109 4.00% 5/1/2027 (h)	— (d)	— (d)
Fannie Mae Pool #MA3653 3.00% 3/1/2029 (h)	5	5
Fannie Mae Pool #AL8347 4.00% 3/1/2029 (h)	2	2
Fannie Mae Pool #254767 5.50% 6/1/2033 (h)	120	124
Fannie Mae Pool #555956 5.50% 12/1/2033 (h)	76	78
Fannie Mae Pool #BN1085 4.00% 1/1/2034 (h)	209	210
Fannie Mae Pool #FM2499 2.50% 2/1/2035 (h)	221	211
Fannie Mae Pool #929185 5.50% 1/1/2036 (h)	240	250
Fannie Mae Pool #893641 6.00% 9/1/2036 (h)	475	503
Fannie Mae Pool #893688 6.00% 10/1/2036 (h)	121	128
Fannie Mae Pool #AS8554 3.00% 12/1/2036 (h)	3,745	3,567
Fannie Mae Pool #907239 6.00% 12/1/2036 (h)	11	11
Fannie Mae Pool #928031 6.00% 1/1/2037 (h)	39	42
Fannie Mae Pool #888292 6.00% 3/1/2037 (h)	343	363
Fannie Mae Pool #AD0249 5.50% 4/1/2037 (h)	62	64
Fannie Mae Pool #CB3701 2.50% 5/1/2037 (h)	116	110
Fannie Mae Pool #190379 5.50% 5/1/2037 (h)	37	38
Fannie Mae Pool #924952 6.00% 8/1/2037 (h)	565	598
Fannie Mae Pool #888637 6.00% 9/1/2037 (h)	7	7
Fannie Mae Pool #995674 6.00% 5/1/2038 (h)	213	225
Fannie Mae Pool #AD0119 6.00% 7/1/2038 (h)	663	703
Fannie Mae Pool #995224 6.00% 9/1/2038 (h)	6	6
Fannie Mae Pool #AE0021 6.00% 10/1/2038 (h)	208	221
Fannie Mae Pool #AL7164 6.00% 10/1/2038 (h)	135	142
Fannie Mae Pool #889983 6.00% 10/1/2038 (h)	12	13
Fannie Mae Pool #AD0095 6.00% 11/1/2038 (h)	467	495
Fannie Mae Pool #AB0538 6.00% 11/1/2038 (h)	65	68
Fannie Mae Pool #995391 6.00% 11/1/2038 (h)	10	11
Fannie Mae Pool #AD0833 6.00% 1/1/2039 (h)	— (d)	— (d)
Fannie Mae Pool #AL0309 6.00% 1/1/2040 (h)	43	46
Fannie Mae Pool #AL0013 6.00% 4/1/2040 (h)	128	136
Fannie Mae Pool #AL7228 6.00% 4/1/2041 (h)	155	162
Fannie Mae Pool #AB4536 6.00% 6/1/2041 (h)	324	342
Fannie Mae Pool #MA4387 2.00% 7/1/2041 (h)	5,259	4,598
Fannie Mae Pool #FS0305 1.50% 1/1/2042 (h)	16,006	13,515
Fannie Mae Pool #AP2131 3.50% 8/1/2042 (h)	2,339	2,240
Fannie Mae Pool #AU8813 4.00% 11/1/2043 (h)	1,283	1,254
Fannie Mae Pool #AU9350 4.00% 11/1/2043 (h)	725	709
Fannie Mae Pool #AU9348 4.00% 11/1/2043 (h)	690	675
Fannie Mae Pool #AL8773 3.50% 2/1/2045 (h)	4,040	3,856
Fannie Mae Pool #FM9416 3.50% 7/1/2045 (h)	6,624	6,291
Fannie Mae Pool #AL8354 3.50% 10/1/2045 (h)	931	885
Fannie Mae Pool #AL8522 3.50% 5/1/2046 (h)	2,088	1,982
Fannie Mae Pool #BC7611 4.00% 5/1/2046 (h)	79	76
Fannie Mae Pool #AS8310 3.00% 11/1/2046 (h)	273	251

97	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BD9307 4.00% 11/1/2046 (h)	USD1,089	$1,053
Fannie Mae Pool #BD9699 3.50% 12/1/2046 (h)	1,207	1,137
Fannie Mae Pool #BE1290 3.50% 2/1/2047 (h)	1,785	1,685
Fannie Mae Pool #BM1179 3.00% 4/1/2047 (h)	358	328
Fannie Mae Pool #256975 7.00% 10/1/2047 (h)	2	2
Fannie Mae Pool #CA0770 3.50% 11/1/2047 (h)	1,182	1,110
Fannie Mae Pool #MA3211 4.00% 12/1/2047 (h)	1,788	1,734
Fannie Mae Pool #MA3277 4.00% 2/1/2048 (h)	7	7
Fannie Mae Pool #BK5255 4.00% 5/1/2048 (h)	8	7
Fannie Mae Pool #FM3278 3.50% 11/1/2048 (h)	12,659	11,913
Fannie Mae Pool #FM3280 3.50% 5/1/2049 (h)	1,711	1,626
Fannie Mae Pool #CA4756 3.00% 12/1/2049 (h)	1,341	1,215
Fannie Mae Pool #BN7443 2.50% 3/1/2050 (h)	30	26
Fannie Mae Pool #CA5968 2.50% 6/1/2050 (h)	4,327	3,740
Fannie Mae Pool #BP5576 2.50% 6/1/2050 (h)	414	351
Fannie Mae Pool #CA6168 2.50% 6/1/2050 (h)	298	253
Fannie Mae Pool #CA6593 2.50% 8/1/2050 (h)	9,745	8,426
Fannie Mae Pool #CA6987 2.00% 9/1/2050 (h)	515	418
Fannie Mae Pool #CA7052 3.00% 9/1/2050 (h)	286	256
Fannie Mae Pool #CA7529 2.50% 10/1/2050 (h)	1,134	960
Fannie Mae Pool #BQ7589 2.00% 11/1/2050 (h)	2,292	1,856
Fannie Mae Pool #CA7737 2.50% 11/1/2050 (h)	7,872	6,762
Fannie Mae Pool #CA7599 2.50% 11/1/2050 (h)	1,248	1,082
Fannie Mae Pool #CA7743 2.50% 11/1/2050 (h)	685	581
Fannie Mae Pool #FM5309 2.50% 11/1/2050 (h)	38	33
Fannie Mae Pool #FM4897 3.00% 11/1/2050 (h)	10,867	9,832
Fannie Mae Pool #FM5218 2.00% 12/1/2050 (h)	3,688	2,993
Fannie Mae Pool #BQ7646 2.00% 12/1/2050 (h)	1,924	1,559
Fannie Mae Pool #BQ8497 2.00% 12/1/2050 (h)	1,584	1,285
Fannie Mae Pool #FS9792 4.50% 12/1/2050 (h)	920	914
Fannie Mae Pool #MA4237 2.00% 1/1/2051 (h)	4,967	4,057
Fannie Mae Pool #BR1283 2.00% 1/1/2051 (h)	196	159
Fannie Mae Pool #CA8513 2.50% 1/1/2051 (h)	1,079	916
Fannie Mae Pool #FS5929 2.50% 1/1/2051 (h)	759	643
Fannie Mae Pool #FM5944 2.50% 1/1/2051 (h)	74	63
Fannie Mae Pool #FS3550 2.50% 1/1/2051 (h)	28	23
Fannie Mae Pool #BR3255 2.00% 2/1/2051 (h)	5,851	4,750
Fannie Mae Pool #BR2689 2.00% 2/1/2051 (h)	1,860	1,506
Fannie Mae Pool #FM5963 2.00% 2/1/2051 (h)	1,806	1,467
Fannie Mae Pool #FM6332 2.00% 2/1/2051 (h)	328	265
Fannie Mae Pool #CA8828 2.50% 2/1/2051 (h)	3,067	2,642
Fannie Mae Pool #CA9289 2.50% 2/1/2051 (h)	370	314
Fannie Mae Pool #CA8962 2.50% 2/1/2051 (h)	59	50
Fannie Mae Pool #CB0290 2.00% 4/1/2051 (h)	3,989	3,253
Fannie Mae Pool #FS1086 2.00% 4/1/2051 (h)	1,708	1,383
Fannie Mae Pool #CA9494 2.50% 4/1/2051 (h)	93	79
Fannie Mae Pool #FM7407 2.50% 4/1/2051 (h)	40	34
Fannie Mae Pool #FM6810 3.00% 4/1/2051 (h)	5,630	4,987
Fannie Mae Pool #CB0191 3.00% 4/1/2051 (h)	4,366	3,899
Fannie Mae Pool #CB0193 3.00% 4/1/2051 (h)	529	473
Fannie Mae Pool #FM7751 2.00% 5/1/2051 (h)	1,943	1,573
Fannie Mae Pool #FM7411 2.00% 5/1/2051 (h)	1,933	1,565
Fannie Mae Pool #FM7222 2.50% 5/1/2051 (h)	4,751	4,022
Fannie Mae Pool #BR0999 2.50% 5/1/2051 (h)	1,336	1,131
Fannie Mae Pool #FM7304 2.50% 5/1/2051 (h)	365	309
Fannie Mae Pool #BR9324 2.50% 5/1/2051 (h)	227	192
Fannie Mae Pool #FM7408 2.50% 5/1/2051 (h)	137	116
Fannie Mae Pool #FM8114 2.00% 6/1/2051 (h)	2,078	1,682
Fannie Mae Pool #CB0910 2.50% 6/1/2051 (h)	33,828	28,636
Fannie Mae Pool #FM7740 2.50% 6/1/2051 (h)	9,006	7,624

American Funds Insurance Series	98

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FM7909 3.00% 6/1/2051 (h)	USD397	$354
Fannie Mae Pool #MA4378 2.00% 7/1/2051 (h)	149	121
Fannie Mae Pool #FM9530 2.50% 7/1/2051 (h)	1,988	1,683
Fannie Mae Pool #CB1134 2.50% 7/1/2051 (h)	1,226	1,038
Fannie Mae Pool #FM8203 2.50% 7/1/2051 (h)	942	798
Fannie Mae Pool #FM8453 3.00% 8/1/2051 (h)	3,723	3,377
Fannie Mae Pool #CB1304 3.00% 8/1/2051 (h)	67	59
Fannie Mae Pool #BT7309 2.00% 9/1/2051 (h)	1,898	1,536
Fannie Mae Pool #FM8745 2.50% 9/1/2051 (h)	3,960	3,365
Fannie Mae Pool #FS1630 2.50% 9/1/2051 (h)	1,498	1,268
Fannie Mae Pool #BT7263 2.50% 9/1/2051 (h)	655	556
Fannie Mae Pool #BT4725 2.50% 9/1/2051 (h)	301	255
Fannie Mae Pool #BU0341 2.50% 9/1/2051 (h)	197	167
Fannie Mae Pool #BT9289 2.50% 9/1/2051 (h)	34	28
Fannie Mae Pool #FS5125 2.50% 10/1/2051 (h)	1,462	1,237
Fannie Mae Pool #CB1868 2.50% 10/1/2051 (h)	766	648
Fannie Mae Pool #FS3298 2.50% 10/1/2051 (h)	516	438
Fannie Mae Pool #BU2530 2.50% 10/1/2051 (h)	131	111
Fannie Mae Pool #FM9335 2.50% 10/1/2051 (h)	86	73
Fannie Mae Pool #BU0968 2.00% 11/1/2051 (h)	11,198	9,064
Fannie Mae Pool #MA4465 2.00% 11/1/2051 (h)	7,447	6,051
Fannie Mae Pool #BU1027 2.00% 11/1/2051 (h)	4,515	3,655
Fannie Mae Pool #CB2092 2.50% 11/1/2051 (h)	2,938	2,487
Fannie Mae Pool #BU2803 2.50% 11/1/2051 (h)	998	845
Fannie Mae Pool #CB2078 3.00% 11/1/2051 (h)	7,616	6,799
Fannie Mae Pool #MA4492 2.00% 12/1/2051 (h)	2,352	1,910
Fannie Mae Pool #CB2361 2.00% 12/1/2051 (h)	174	141
Fannie Mae Pool #FS2824 2.50% 12/1/2051 (h)	41,191	34,868
Fannie Mae Pool #CB2286 2.50% 12/1/2051 (h)	13,649	11,740
Fannie Mae Pool #CB2375 2.50% 12/1/2051 (h)	6,406	5,514
Fannie Mae Pool #CB2319 2.50% 12/1/2051 (h)	155	133
Fannie Mae Pool #BT9510 2.50% 12/1/2051 (h)	74	64
Fannie Mae Pool #BT9483 2.50% 12/1/2051 (h)	74	64
Fannie Mae Pool #CB2372 2.50% 12/1/2051 (h)	74	63
Fannie Mae Pool #BQ7006 2.00% 1/1/2052 (h)	2,869	2,331
Fannie Mae Pool #BU1450 2.00% 1/1/2052 (h)	1,189	965
Fannie Mae Pool #FS0235 2.50% 1/1/2052 (h)	7,061	5,977
Fannie Mae Pool #CB2555 2.50% 1/1/2052 (h)	982	831
Fannie Mae Pool #FP0038 2.50% 1/1/2052 (h)	713	605
Fannie Mae Pool #FS0392 2.50% 1/1/2052 (h)	695	589
Fannie Mae Pool #FS0174 2.50% 1/1/2052 (h)	405	343
Fannie Mae Pool #MA4512 2.50% 1/1/2052 (h)	119	101
Fannie Mae Pool #FS3549 2.50% 1/1/2052 (h)	63	53
Fannie Mae Pool #FS2534 2.50% 1/1/2052 (h)	23	20
Fannie Mae Pool #FS5613 2.50% 1/1/2052 (h)	22	18
Fannie Mae Pool #FS0182 3.00% 1/1/2052 (h)	9,435	8,425
Fannie Mae Pool #BV3076 2.00% 2/1/2052 (h)	6,414	5,193
Fannie Mae Pool #MA4547 2.00% 2/1/2052 (h)	4,953	4,020
Fannie Mae Pool #BT1968 2.00% 2/1/2052 (h)	1,800	1,458
Fannie Mae Pool #BV3083 2.00% 2/1/2052 (h)	963	780
Fannie Mae Pool #FS2660 2.50% 2/1/2052 (h)	8,024	6,805
Fannie Mae Pool #FS1080 2.50% 2/1/2052 (h)	1,897	1,606
Fannie Mae Pool #CB3888 2.50% 2/1/2052 (h)	949	805
Fannie Mae Pool #BV3674 2.50% 2/1/2052 (h)	675	574
Fannie Mae Pool #FS1885 2.50% 2/1/2052 (h)	657	557
Fannie Mae Pool #FS6380 2.50% 2/1/2052 (h)	548	465
Fannie Mae Pool #BV2784 2.50% 2/1/2052 (h)	141	120
Fannie Mae Pool #FS0647 3.00% 2/1/2052 (h)	51,302	46,443
Fannie Mae Pool #CB2913 3.50% 2/1/2052 (h)	2,077	1,926
Fannie Mae Pool #CB2912 3.50% 2/1/2052 (h)	38	35

99	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BV3101 2.00% 3/1/2052 (h)	USD2,845	$2,303
Fannie Mae Pool #CB3040 2.00% 3/1/2052 (h)	2,578	2,092
Fannie Mae Pool #FS1742 2.00% 3/1/2052 (h)	2,382	1,932
Fannie Mae Pool #MA4562 2.00% 3/1/2052 (h)	1,765	1,432
Fannie Mae Pool #BV4172 2.00% 3/1/2052 (h)	1,261	1,021
Fannie Mae Pool #BV4169 2.00% 3/1/2052 (h)	1,255	1,016
Fannie Mae Pool #FS1978 2.50% 3/1/2052 (h)	4,296	3,636
Fannie Mae Pool #BV4173 2.50% 3/1/2052 (h)	786	669
Fannie Mae Pool #CB3063 2.50% 3/1/2052 (h)	769	653
Fannie Mae Pool #CB3031 2.50% 3/1/2052 (h)	611	520
Fannie Mae Pool #BV4119 2.50% 3/1/2052 (h)	158	135
Fannie Mae Pool #CB3744 2.50% 3/1/2052 (h)	24	20
Fannie Mae Pool #FS0931 3.00% 3/1/2052 (h)	336	298
Fannie Mae Pool #BV3799 3.50% 3/1/2052 (h)	40	37
Fannie Mae Pool #MA4577 2.00% 4/1/2052 (h)	5,722	4,643
Fannie Mae Pool #FS1598 2.00% 4/1/2052 (h)	2,913	2,363
Fannie Mae Pool #CB3346 2.00% 4/1/2052 (h)	2,069	1,675
Fannie Mae Pool #BV4182 2.50% 4/1/2052 (h)	871	741
Fannie Mae Pool #BV5332 2.50% 4/1/2052 (h)	857	729
Fannie Mae Pool #FS1749 2.50% 4/1/2052 (h)	856	728
Fannie Mae Pool #BU9507 2.50% 4/1/2052 (h)	157	134
Fannie Mae Pool #BV5370 2.50% 4/1/2052 (h)	134	114
Fannie Mae Pool #BV6683 3.50% 4/1/2052 (h)	23	21
Fannie Mae Pool #CB3379 4.00% 4/1/2052 (h)	615	587
Fannie Mae Pool #FS9189 2.00% 5/1/2052 (h)	9,376	7,619
Fannie Mae Pool #BT2353 2.00% 5/1/2052 (h)	998	808
Fannie Mae Pool #BV9644 2.50% 5/1/2052 (h)	898	764
Fannie Mae Pool #MA4598 2.50% 5/1/2052 (h)	836	711
Fannie Mae Pool #BW2204 2.50% 5/1/2052 (h)	151	128
Fannie Mae Pool #BW0462 2.50% 5/1/2052 (h)	151	128
Fannie Mae Pool #BV8592 2.50% 5/1/2052 (h)	110	93
Fannie Mae Pool #FS5033 2.50% 5/1/2052 (h)	40	34
Fannie Mae Pool #BU8818 3.50% 5/1/2052 (h)	2,584	2,396
Fannie Mae Pool #CB3597 3.50% 5/1/2052 (h)	44	41
Fannie Mae Pool #FS7329 2.00% 6/1/2052 (h)	2,335	1,892
Fannie Mae Pool #FS9860 2.00% 6/1/2052 (h)	1,940	1,571
Fannie Mae Pool #FS6605 2.00% 6/1/2052 (h)	690	559
Fannie Mae Pool #MA4623 2.50% 6/1/2052 (h)	1,413	1,202
Fannie Mae Pool #FS6634 3.00% 6/1/2052 (h)	324	287
Fannie Mae Pool #FS3546 3.50% 6/1/2052 (h)	38	35
Fannie Mae Pool #MA4626 4.00% 6/1/2052 (h)	5,004	4,778
Fannie Mae Pool #CB4021 4.00% 6/1/2052 (h)	1,272	1,214
Fannie Mae Pool #BW2918 4.50% 6/1/2052 (h)	4,482	4,398
Fannie Mae Pool #FS6986 2.00% 7/1/2052 (h)	4,816	3,904
Fannie Mae Pool #FA2839 2.50% 7/1/2052 (h)	59,903	50,708
Fannie Mae Pool #FS7879 2.50% 7/1/2052 (h)	14,208	12,049
Fannie Mae Pool #FS6631 2.50% 7/1/2052 (h)	162	138
Fannie Mae Pool #CB4315 3.00% 7/1/2052 (h)	99	88
Fannie Mae Pool #CB4123 4.00% 7/1/2052 (h)	22	21
Fannie Mae Pool #BV7912 2.50% 8/1/2052 (h)	154	131
Fannie Mae Pool #BV8015 2.50% 8/1/2052 (h)	92	79
Fannie Mae Pool #FA2841 3.00% 8/1/2052 (h)	2,291	2,029
Fannie Mae Pool #BW1192 4.50% 9/1/2052 (h)	545	537
Fannie Mae Pool #CB4620 5.00% 9/1/2052 (h)	862	868
Fannie Mae Pool #FS3056 2.00% 10/1/2052 (h)	15,984	12,983
Fannie Mae Pool #BX2841 4.00% 10/1/2052 (h)	15	14
Fannie Mae Pool #CB4852 4.50% 10/1/2052 (h)	9,021	8,845
Fannie Mae Pool #BX0097 4.50% 10/1/2052 (h)	832	817
Fannie Mae Pool #MA4785 5.00% 10/1/2052 (h)	388	390
Fannie Mae Pool #BX0463 4.00% 11/1/2052 (h)	866	826

American Funds Insurance Series	100

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BW1299 4.00% 11/1/2052 (h)	USD862	$823
Fannie Mae Pool #MA4805 4.50% 11/1/2052 (h)	9,335	9,152
Fannie Mae Pool #FS5554 4.50% 11/1/2052 (h)	2,582	2,534
Fannie Mae Pool #CB5764 2.50% 12/1/2052 (h)	873	740
Fannie Mae Pool #MA4842 5.50% 12/1/2052 (h)	2,212	2,255
Fannie Mae Pool #BW5062 4.00% 1/1/2053 (h)	21	20
Fannie Mae Pool #FS5520 4.50% 1/1/2053 (h)	2,562	2,512
Fannie Mae Pool #BX3263 4.00% 2/1/2053 (h)	560	535
Fannie Mae Pool #MA4919 5.50% 2/1/2053 (h)	907	921
Fannie Mae Pool #FS8509 3.50% 3/1/2053 (h)	282	261
Fannie Mae Pool #BW5000 4.00% 3/1/2053 (h)	887	847
Fannie Mae Pool #FS4191 5.50% 3/1/2053 (h)	2,321	2,372
Fannie Mae Pool #BX9358 4.00% 4/1/2053 (h)	301	287
Fannie Mae Pool #MA4978 5.00% 4/1/2053 (h)	2,028	2,032
Fannie Mae Pool #MA5027 4.00% 5/1/2053 (h)	6,645	6,336
Fannie Mae Pool #MA5009 5.00% 5/1/2053 (h)	10,165	10,195
Fannie Mae Pool #FS4563 5.00% 5/1/2053 (h)	662	665
Fannie Mae Pool #FS4840 5.50% 5/1/2053 (h)	896	910
Fannie Mae Pool #MA5010 5.50% 5/1/2053 (h)	157	160
Fannie Mae Pool #FS4736 6.50% 5/1/2053 (h)	211	220
Fannie Mae Pool #MA5063 2.50% 6/1/2053 (h)	290	245
Fannie Mae Pool #BW9618 3.00% 6/1/2053 (h)	279	247
Fannie Mae Pool #MA5038 5.00% 6/1/2053 (h)	22,288	22,347
Fannie Mae Pool #MA5039 5.50% 6/1/2053 (h)	564	574
Fannie Mae Pool #CB6491 6.50% 6/1/2053 (h)	1,105	1,158
Fannie Mae Pool #CB6490 6.50% 6/1/2053 (h)	402	419
Fannie Mae Pool #CB6468 6.50% 6/1/2053 (h)	312	327
Fannie Mae Pool #FS7823 2.00% 7/1/2053 (h)	11,111	9,008
Fannie Mae Pool #FS9167 2.50% 7/1/2053 (h)	811	688
Fannie Mae Pool #FS6632 2.50% 7/1/2053 (h)	758	643
Fannie Mae Pool #MA5089 4.00% 7/1/2053 (h)	8,193	7,791
Fannie Mae Pool #MA5070 4.50% 7/1/2053 (h)	13,301	13,030
Fannie Mae Pool #MA5072 5.50% 7/1/2053 (h)	2,137	2,174
Fannie Mae Pool #MA5107 5.50% 8/1/2053 (h)	93	95
Fannie Mae Pool #CB7104 5.50% 9/1/2053 (h)	5,144	5,247
Fannie Mae Pool #MA5139 6.00% 9/1/2053 (h)	17,413	17,924
Fannie Mae Pool #MA5165 5.50% 10/1/2053 (h)	1,621	1,649
Fannie Mae Pool #MA5166 6.00% 10/1/2053 (h)	3,950	4,066
Fannie Mae Pool #BY1418 4.00% 11/1/2053 (h)	13,131	12,499
Fannie Mae Pool #MA5207 4.00% 11/1/2053 (h)	12,922	12,314
Fannie Mae Pool #FS6838 5.50% 11/1/2053 (h)	3,788	3,852
Fannie Mae Pool #MA5191 6.00% 11/1/2053 (h)	6,118	6,297
Fannie Mae Pool #MA5192 6.50% 11/1/2053 (h)	27	28
Fannie Mae Pool #MA5262 3.50% 12/1/2053 (h)	33	31
Fannie Mae Pool #BY1448 4.00% 12/1/2053 (h)	10,954	10,413
Fannie Mae Pool #FS6668 5.50% 12/1/2053 (h)	260	264
Fannie Mae Pool #MA5247 6.00% 1/1/2054 (h)	144	148
Fannie Mae Pool #FS6873 6.50% 1/1/2054 (h)	6,339	6,599
Fannie Mae Pool #FS6767 6.50% 1/1/2054 (h)	1,895	1,987
Fannie Mae Pool #BY1343 4.00% 2/1/2054 (h)	12,268	11,652
Fannie Mae Pool #FS7990 4.00% 2/1/2054 (h)	1,869	1,783
Fannie Mae Pool #MA5271 5.50% 2/1/2054 (h)	575	584
Fannie Mae Pool #FS6809 5.50% 2/1/2054 (h)	504	512
Fannie Mae Pool #CB7932 6.00% 2/1/2054 (h)	3,043	3,135
Fannie Mae Pool #CB7933 6.50% 2/1/2054 (h)	1,800	1,871
Fannie Mae Pool #MA5296 5.50% 3/1/2054 (h)	10,411	10,571
Fannie Mae Pool #CB8151 5.50% 3/1/2054 (h)	4,423	4,499
Fannie Mae Pool #CB8163 6.00% 3/1/2054 (h)	805	831
Fannie Mae Pool #MA5295 6.00% 3/1/2054 (h)	783	805
Fannie Mae Pool #CB8168 6.00% 3/1/2054 (h)	8	8

101	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB8337 5.50% 4/1/2054 (h)	USD6,917	$7,037
Fannie Mae Pool #MA5388 5.50% 6/1/2054 (h)	1,025	1,040
Fannie Mae Pool #DB6878 6.00% 6/1/2054 (h)	1,833	1,885
Fannie Mae Pool #FS8153 6.00% 6/1/2054 (h)	936	972
Fannie Mae Pool #CB8755 6.00% 6/1/2054 (h)	931	960
Fannie Mae Pool #FS8223 6.00% 6/1/2054 (h)	831	857
Fannie Mae Pool #FS8219 6.00% 6/1/2054 (h)	754	781
Fannie Mae Pool #FP0128 6.50% 6/1/2054 (h)	1,843	1,916
Fannie Mae Pool #CB8725 6.50% 6/1/2054 (h)	909	948
Fannie Mae Pool #DB5480 6.50% 6/1/2054 (h)	51	54
Fannie Mae Pool #DB5213 5.50% 7/1/2054 (h)	5,332	5,414
Fannie Mae Pool #CB8842 5.50% 7/1/2054 (h)	2,307	2,353
Fannie Mae Pool #BU4699 5.50% 7/1/2054 (h)	1,398	1,426
Fannie Mae Pool #MA5421 6.00% 7/1/2054 (h)	10,396	10,680
Fannie Mae Pool #DB6901 6.00% 7/1/2054 (h)	1,133	1,164
Fannie Mae Pool #DB7039 6.00% 7/1/2054 (h)	646	667
Fannie Mae Pool #BU4700 6.00% 7/1/2054 (h)	415	428
Fannie Mae Pool #BU4791 6.00% 7/1/2054 (h)	112	115
Fannie Mae Pool #FS8619 6.50% 7/1/2054 (h)	4,088	4,294
Fannie Mae Pool #FS8607 6.50% 7/1/2054 (h)	3,177	3,327
Fannie Mae Pool #CB8872 6.50% 7/1/2054 (h)	1,383	1,448
Fannie Mae Pool #CB8876 6.50% 7/1/2054 (h)	379	396
Fannie Mae Pool #FS8317 6.50% 7/1/2054 (h)	229	240
Fannie Mae Pool #CB8977 5.00% 8/1/2054 (h)	401	402
Fannie Mae Pool #DB7783 5.50% 8/1/2054 (h)	1,368	1,391
Fannie Mae Pool #MA5445 6.00% 8/1/2054 (h)	7,916	8,133
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (h)	2,684	2,787
Fannie Mae Pool #FS8758 6.00% 8/1/2054 (h)	1,347	1,388
Fannie Mae Pool #BU4916 6.00% 8/1/2054 (h)	1,197	1,234
Fannie Mae Pool #FS8756 6.00% 8/1/2054 (h)	1,088	1,125
Fannie Mae Pool #FS8795 6.00% 8/1/2054 (h)	1,053	1,082
Fannie Mae Pool #BU4968 6.00% 8/1/2054 (h)	854	877
Fannie Mae Pool #DB7687 6.00% 8/1/2054 (h)	308	319
Fannie Mae Pool #DB7690 6.00% 8/1/2054 (h)	260	270
Fannie Mae Pool #DC0296 6.00% 8/1/2054 (h)	248	259
Fannie Mae Pool #MA5446 6.50% 8/1/2054 (h)	3,859	4,011
Fannie Mae Pool #CB9071 6.50% 8/1/2054 (h)	1,451	1,518
Fannie Mae Pool #FS8783 6.50% 8/1/2054 (h)	1,212	1,270
Fannie Mae Pool #MA5467 4.00% 9/1/2054 (h)	1,162	1,103
Fannie Mae Pool #CB9210 5.50% 9/1/2054 (h)	3,687	3,744
Fannie Mae Pool #FS9025 5.50% 9/1/2054 (h)	2,297	2,345
Fannie Mae Pool #CB9146 5.50% 9/1/2054 (h)	2,080	2,120
Fannie Mae Pool #BU4946 5.50% 9/1/2054 (h)	1,072	1,088
Fannie Mae Pool #FS8866 6.00% 9/1/2054 (h)	2,704	2,796
Fannie Mae Pool #DC3262 6.00% 9/1/2054 (h)	372	382
Fannie Mae Pool #DC3459 6.00% 9/1/2054 (h)	183	188
Fannie Mae Pool #MA5472 6.50% 9/1/2054 (h)	11,790	12,256
Fannie Mae Pool #MA5494 4.00% 10/1/2054 (h)	2,115	2,008
Fannie Mae Pool #DC4862 4.00% 10/1/2054 (h)	494	470
Fannie Mae Pool #DC3877 6.00% 10/1/2054 (h)	492	506
Fannie Mae Pool #MA5498 6.00% 10/1/2054 (h)	114	117
Fannie Mae Pool #FS9439 3.50% 11/1/2054 (h)	905	839
Fannie Mae Pool #DC5642 4.00% 11/1/2054 (h)	1,665	1,585
Fannie Mae Pool #DB7429 4.00% 11/1/2054 (h)	1,059	1,006
Fannie Mae Pool #BU5165 5.50% 11/1/2054 (h)	1,812	1,846
Fannie Mae Pool #DC6894 5.50% 11/1/2054 (h)	498	505
Fannie Mae Pool #MA5531 5.50% 11/1/2054 (h)	285	289
Fannie Mae Pool #BU5361 5.00% 12/1/2054 (h)	980	983
Fannie Mae Pool #MA5552 5.00% 12/1/2054 (h)	83	83
Fannie Mae Pool #CB9616 5.50% 12/1/2054 (h)	1,406	1,432

American Funds Insurance Series	102

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FA0287 6.00% 12/1/2054 (h)	USD23,968	$24,641
Fannie Mae Pool #DC7035 6.00% 12/1/2054 (h)	2,749	2,824
Fannie Mae Pool #DC7823 6.00% 12/1/2054 (h)	273	281
Fannie Mae Pool #MA5583 4.00% 1/1/2055 (h)	822	780
Fannie Mae Pool #CB9736 4.50% 1/1/2055 (h)	13,465	13,156
Fannie Mae Pool #CB9737 5.00% 1/1/2055 (h)	1,773	1,779
Fannie Mae Pool #MA5587 6.00% 1/1/2055 (h)	4,294	4,412
Fannie Mae Pool #DD0835 6.00% 1/1/2055 (h)	2,640	2,712
Fannie Mae Pool #MA5635 3.50% 2/1/2055 (h)	— (d)	— (d)
Fannie Mae Pool #MA5612 4.50% 2/1/2055 (h)	214	209
Fannie Mae Pool #FA0608 5.50% 2/1/2055 (h)	1,673	1,698
Fannie Mae Pool #MA5615 6.00% 2/1/2055 (h)	18,858	19,373
Fannie Mae Pool #MA5643 4.00% 3/1/2055 (h)	1,500	1,424
Fannie Mae Pool #MB0304 4.00% 3/1/2055 (h)	910	864
Fannie Mae Pool #MA5644 4.50% 3/1/2055 (h)	11,592	11,326
Fannie Mae Pool #MA5647 6.00% 3/1/2055 (h)	6,556	6,736
Fannie Mae Pool #190445 6.50% 3/1/2055 (h)	40,481	42,078
Fannie Mae Pool #FA2843 6.50% 3/1/2055 (h)	29,589	30,774
Fannie Mae Pool #MA5670 4.00% 4/1/2055 (h)	4,987	4,735
Fannie Mae Pool #MA5671 4.50% 4/1/2055 (h)	12,283	12,001
Fannie Mae Pool #DD6453 5.50% 4/1/2055 (h)	190	193
Fannie Mae Pool #MA5674 6.00% 4/1/2055 (h)	8,403	8,634
Fannie Mae Pool #FA1162 6.00% 4/1/2055 (h)	282	290
Fannie Mae Pool #DD4459 6.00% 4/1/2055 (h)	277	285
Fannie Mae Pool #DD6102 4.00% 5/1/2055 (h)	414	393
Fannie Mae Pool #MA5697 4.00% 5/1/2055 (h)	162	154
Fannie Mae Pool #MA5701 6.00% 5/1/2055 (h)	16,971	17,438
Fannie Mae Pool #MA5735 5.50% 6/1/2055 (h)	5,642	5,726
Fannie Mae Pool #MA5761 6.00% 7/1/2055 (h)	2,388	2,454
Fannie Mae Pool #DE2192 6.00% 7/1/2055 (h)	1,206	1,239
Fannie Mae Pool #DD9889 6.00% 7/1/2055 (h)	957	984
Fannie Mae Pool #MA5762 6.50% 7/1/2055 (h)	14,216	14,775
Fannie Mae Pool #FA2842 6.50% 7/1/2055 (h)	9,839	10,233
Fannie Mae Pool #MA5792 5.50% 8/1/2055 (h)	1,763	1,788
Fannie Mae Pool #MA5793 6.00% 8/1/2055 (h)	2,066	2,123
Fannie Mae Pool #CC0879 6.00% 8/1/2055 (h)	1,184	1,232
Fannie Mae Pool #BV6044 3.50% 9/1/2055 (h)	2,000	1,854
Fannie Mae Pool #MA5822 5.50% 9/1/2055 (h)	4,496	4,562
Fannie Mae Pool #BV6254 4.00% 10/1/2055 (h)	592	562
Fannie Mae Pool #MA5876 4.00% 11/1/2055 (h)	1,294	1,228
Fannie Mae Pool #DF3744 4.00% 11/1/2055 (h)	550	522
Fannie Mae Pool #MA5907 4.00% 12/1/2055 (h)	447	424
Fannie Mae Pool #MA5942 4.00% 1/1/2056 (h)	442	419
Fannie Mae Pool #BF0133 4.00% 8/1/2056 (h)	5,242	4,991
Fannie Mae Pool #BM6736 4.50% 11/1/2059 (h)	9,003	8,883
Fannie Mae Pool #BF0497 3.00% 7/1/2060 (h)	3,211	2,799
Fannie Mae Pool #BF0546 2.50% 7/1/2061 (h)	8,932	7,368
Fannie Mae Pool #BF0762 3.00% 9/1/2063 (h)	731	632
Fannie Mae Pool #BF0784 3.50% 12/1/2063 (h)	3,094	2,816
Fannie Mae Pool #BF0786 4.00% 12/1/2063 (h)	3,366	3,175
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041 (h)	18	19
Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041 (h)	50	52
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 6/25/2036 (h)	23	21
Freddie Mac Pool #C91912 3.00% 2/1/2037 (h)	6,741	6,425
Freddie Mac Pool #SB0649 2.50% 4/1/2037 (h)	173	163
Freddie Mac Pool #SB1388 2.50% 1/1/2038 (h)	48	45
Freddie Mac Pool #G03978 5.00% 3/1/2038 (h)	282	290
Freddie Mac Pool #G04553 6.50% 9/1/2038 (h)	35	38
Freddie Mac Pool #G08347 4.50% 6/1/2039 (h)	41	42
Freddie Mac Pool #RB5071 2.00% 9/1/2040 (h)	17,345	15,228

103	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #C03518 5.00% 9/1/2040 (h)	USD398	$410
Freddie Mac Pool #Q05807 4.00% 1/1/2042 (h)	1,161	1,138
Freddie Mac Pool #Q23185 4.00% 11/1/2043 (h)	776	760
Freddie Mac Pool #Q23190 4.00% 11/1/2043 (h)	510	499
Freddie Mac Pool #760014 4.632% 8/1/2045 (h)(i)	135	135
Freddie Mac Pool #Q37988 4.00% 12/1/2045 (h)	3,402	3,305
Freddie Mac Pool #G60344 4.00% 12/1/2045 (h)	3,205	3,122
Freddie Mac Pool #Z40130 3.00% 1/1/2046 (h)	3,124	2,905
Freddie Mac Pool #Q41090 4.50% 6/1/2046 (h)	169	168
Freddie Mac Pool #Q41909 4.50% 7/1/2046 (h)	149	149
Freddie Mac Pool #760015 4.021% 1/1/2047 (h)(i)	320	315
Freddie Mac Pool #Q46021 3.50% 2/1/2047 (h)	1,036	979
Freddie Mac Pool #SI2002 4.00% 3/1/2048 (h)	1,757	1,699
Freddie Mac Pool #Z40273 4.50% 10/1/2048 (h)	1,496	1,489
Freddie Mac Pool #RA3055 2.50% 7/1/2050 (h)	724	614
Freddie Mac Pool #SI2046 2.50% 8/1/2050 (h)	2,467	2,095
Freddie Mac Pool #RA3384 3.00% 8/1/2050 (h)	279	249
Freddie Mac Pool #SD8106 2.00% 11/1/2050 (h)	24,391	19,925
Freddie Mac Pool #SD7528 2.00% 11/1/2050 (h)	14,020	11,609
Freddie Mac Pool #RA3952 2.00% 11/1/2050 (h)	1,958	1,589
Freddie Mac Pool #QB7306 2.00% 1/1/2051 (h)	1,755	1,420
Freddie Mac Pool #QB8422 2.00% 2/1/2051 (h)	2,154	1,743
Freddie Mac Pool #QB8934 2.50% 2/1/2051 (h)	56	47
Freddie Mac Pool #RA4542 2.50% 2/1/2051 (h)	23	20
Freddie Mac Pool #SI2108 2.50% 4/1/2051 (h)	57	48
Freddie Mac Pool #RA5288 2.00% 5/1/2051 (h)	25,274	20,734
Freddie Mac Pool #SD3984 2.00% 5/1/2051 (h)	1,958	1,585
Freddie Mac Pool #RA5155 2.00% 5/1/2051 (h)	51	41
Freddie Mac Pool #SD1852 2.50% 6/1/2051 (h)	396	336
Freddie Mac Pool #SD0862 2.50% 6/1/2051 (h)	51	43
Freddie Mac Pool #SD3095 2.50% 7/1/2051 (h)	640	542
Freddie Mac Pool #SD7544 3.00% 7/1/2051 (h)	318	287
Freddie Mac Pool #SD8160 2.00% 8/1/2051 (h)	764	622
Freddie Mac Pool #QC5527 2.50% 8/1/2051 (h)	857	725
Freddie Mac Pool #QC5857 3.00% 8/1/2051 (h)	322	286
Freddie Mac Pool #RA5782 2.50% 9/1/2051 (h)	7,934	6,858
Freddie Mac Pool #SD7545 2.50% 9/1/2051 (h)	5,449	4,723
Freddie Mac Pool #RA5759 2.50% 9/1/2051 (h)	1,377	1,166
Freddie Mac Pool #SD2963 2.50% 9/1/2051 (h)	1,093	925
Freddie Mac Pool #SD5485 2.50% 9/1/2051 (h)	46	39
Freddie Mac Pool #RA5971 3.00% 9/1/2051 (h)	5,282	4,768
Freddie Mac Pool #QC6456 3.00% 9/1/2051 (h)	600	532
Freddie Mac Pool #RA5841 3.00% 9/1/2051 (h)	93	83
Freddie Mac Pool #RA6136 2.50% 10/1/2051 (h)	6,616	5,600
Freddie Mac Pool #QC8196 2.50% 10/1/2051 (h)	298	252
Freddie Mac Pool #SD0734 3.00% 10/1/2051 (h)	144	130
Freddie Mac Pool #QD1841 2.00% 11/1/2051 (h)	3,564	2,888
Freddie Mac Pool #QD2256 3.00% 11/1/2051 (h)	781	693
Freddie Mac Pool #SD8182 2.00% 12/1/2051 (h)	1,565	1,270
Freddie Mac Pool #SD1605 2.50% 12/1/2051 (h)	16,714	14,149
Freddie Mac Pool #RA6483 2.50% 12/1/2051 (h)	5,300	4,562
Freddie Mac Pool #QD3619 2.50% 12/1/2051 (h)	2,929	2,485
Freddie Mac Pool #QD2923 2.50% 12/1/2051 (h)	153	130
Freddie Mac Pool #QD6009 2.00% 1/1/2052 (h)	206	166
Freddie Mac Pool #SD0838 2.00% 1/1/2052 (h)	74	60
Freddie Mac Pool #SD2629 2.50% 1/1/2052 (h)	2,530	2,148
Freddie Mac Pool #SD7552 2.50% 1/1/2052 (h)	1,888	1,631
Freddie Mac Pool #RA6614 2.50% 1/1/2052 (h)	882	751
Freddie Mac Pool #SD0853 2.50% 1/1/2052 (h)	24	20
Freddie Mac Pool #QD5662 3.00% 1/1/2052 (h)	1,983	1,759

American Funds Insurance Series	104

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD0813 3.00% 1/1/2052 (h)	USD269	$242
Freddie Mac Pool #RA6771 2.00% 2/1/2052 (h)	4,236	3,429
Freddie Mac Pool #QD7414 2.00% 2/1/2052 (h)	1,623	1,315
Freddie Mac Pool #RA6114 2.00% 2/1/2052 (h)	1,548	1,253
Freddie Mac Pool #QD5748 2.00% 2/1/2052 (h)	829	671
Freddie Mac Pool #SD8193 2.00% 2/1/2052 (h)	800	650
Freddie Mac Pool #QD7312 2.50% 2/1/2052 (h)	512	436
Freddie Mac Pool #QD6848 2.50% 2/1/2052 (h)	66	56
Freddie Mac Pool #QD7089 3.50% 2/1/2052 (h)	813	757
Freddie Mac Pool #SD4526 2.00% 3/1/2052 (h)	7,311	5,925
Freddie Mac Pool #SD5343 2.00% 3/1/2052 (h)	3,659	2,966
Freddie Mac Pool #SD8199 2.00% 3/1/2052 (h)	2,808	2,279
Freddie Mac Pool #QD7772 2.00% 3/1/2052 (h)	1,702	1,378
Freddie Mac Pool #QD8408 2.00% 3/1/2052 (h)	1,054	855
Freddie Mac Pool #QD8103 2.00% 3/1/2052 (h)	823	667
Freddie Mac Pool #QD8820 2.00% 3/1/2052 (h)	249	201
Freddie Mac Pool #SD5745 2.00% 3/1/2052 (h)	54	44
Freddie Mac Pool #QD9460 2.50% 3/1/2052 (h)	775	659
Freddie Mac Pool #RA7091 2.50% 3/1/2052 (h)	28	24
Freddie Mac Pool #QD7983 3.50% 3/1/2052 (h)	456	423
Freddie Mac Pool #SD8204 2.00% 4/1/2052 (h)	2,852	2,314
Freddie Mac Pool #QD9950 2.00% 4/1/2052 (h)	1,682	1,362
Freddie Mac Pool #QD9791 2.00% 4/1/2052 (h)	1,527	1,237
Freddie Mac Pool #QE0312 2.00% 4/1/2052 (h)	1,023	828
Freddie Mac Pool #QD9907 2.50% 4/1/2052 (h)	762	649
Freddie Mac Pool #QE0812 2.50% 4/1/2052 (h)	577	490
Freddie Mac Pool #QE1005 2.50% 4/1/2052 (h)	335	284
Freddie Mac Pool #RA7177 2.50% 4/1/2052 (h)	133	112
Freddie Mac Pool #SD3478 2.50% 4/1/2052 (h)	107	91
Freddie Mac Pool #SD7554 2.50% 4/1/2052 (h)	73	63
Freddie Mac Pool #QD9765 2.50% 4/1/2052 (h)	27	23
Freddie Mac Pool #QE0744 3.50% 4/1/2052 (h)	349	323
Freddie Mac Pool #QE1578 2.50% 5/1/2052 (h)	802	682
Freddie Mac Pool #QE2020 2.50% 5/1/2052 (h)	153	130
Freddie Mac Pool #QE2111 2.50% 5/1/2052 (h)	113	96
Freddie Mac Pool #QE3448 2.50% 5/1/2052 (h)	24	20
Freddie Mac Pool #SD8213 3.00% 5/1/2052 (h)	28,843	25,619
Freddie Mac Pool #SD4807 2.00% 6/1/2052 (h)	3,427	2,786
Freddie Mac Pool #SD8220 3.00% 6/1/2052 (h)	14,498	12,856
Freddie Mac Pool #SD6203 3.00% 6/1/2052 (h)	282	250
Freddie Mac Pool #QE4383 4.00% 6/1/2052 (h)	1,748	1,669
Freddie Mac Pool #SL2621 2.50% 7/1/2052 (h)	10,697	9,055
Freddie Mac Pool #SD5368 2.50% 7/1/2052 (h)	2,478	2,102
Freddie Mac Pool #SD4815 2.50% 7/1/2052 (h)	336	285
Freddie Mac Pool #SD8225 3.00% 7/1/2052 (h)	28,640	25,396
Freddie Mac Pool #QE8277 3.50% 7/1/2052 (h)	36	34
Freddie Mac Pool #SD7556 3.00% 8/1/2052 (h)	1,110	994
Freddie Mac Pool #QE7976 4.50% 8/1/2052 (h)	34,523	34,040
Freddie Mac Pool #QE8579 4.50% 8/1/2052 (h)	157	154
Freddie Mac Pool #SD8262 2.50% 9/1/2052 (h)	839	713
Freddie Mac Pool #RA8252 2.50% 9/1/2052 (h)	712	607
Freddie Mac Pool #SD1581 2.50% 9/1/2052 (h)	96	82
Freddie Mac Pool #QF0925 3.00% 9/1/2052 (h)	1,857	1,646
Freddie Mac Pool #QF0212 4.50% 9/1/2052 (h)	687	674
Freddie Mac Pool #QE9497 4.50% 9/1/2052 (h)	161	158
Freddie Mac Pool #SD1608 4.50% 9/1/2052 (h)	101	99
Freddie Mac Pool #RA7938 5.00% 9/1/2052 (h)	875	879
Freddie Mac Pool #QF2023 4.00% 10/1/2052 (h)	28	27
Freddie Mac Pool #QF1236 4.50% 10/1/2052 (h)	997	978
Freddie Mac Pool #SD2465 4.50% 10/1/2052 (h)	67	66

105	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8266 4.50% 11/1/2052 (h)	USD2,573	$2,523
Freddie Mac Pool #SD8276 5.00% 12/1/2052 (h)	4,928	4,937
Freddie Mac Pool #QF5938 2.50% 1/1/2053 (h)	221	187
Freddie Mac Pool #SD8303 2.50% 1/1/2053 (h)	68	58
Freddie Mac Pool #SD8287 4.50% 1/1/2053 (h)	11,528	11,302
Freddie Mac Pool #RA8625 2.50% 2/1/2053 (h)	916	777
Freddie Mac Pool #SD8297 4.00% 2/1/2053 (h)	1,774	1,685
Freddie Mac Pool #RA8676 2.50% 3/1/2053 (h)	655	556
Freddie Mac Pool #SD8305 4.00% 3/1/2053 (h)	2,159	2,061
Freddie Mac Pool #SD2716 5.00% 4/1/2053 (h)	1,008	1,013
Freddie Mac Pool #SD8321 4.00% 5/1/2053 (h)	9,888	9,394
Freddie Mac Pool #RA8647 4.50% 5/1/2053 (h)	69	68
Freddie Mac Pool #SD8323 5.00% 5/1/2053 (h)	9,024	9,040
Freddie Mac Pool #SD8338 4.00% 6/1/2053 (h)	2,887	2,743
Freddie Mac Pool #SD8329 5.00% 6/1/2053 (h)	3,457	3,462
Freddie Mac Pool #SD8331 5.50% 6/1/2053 (h)	2,536	2,580
Freddie Mac Pool #RA9294 6.50% 6/1/2053 (h)	531	556
Freddie Mac Pool #RA9292 6.50% 6/1/2053 (h)	461	483
Freddie Mac Pool #RA9288 6.50% 6/1/2053 (h)	437	462
Freddie Mac Pool #RA9289 6.50% 6/1/2053 (h)	430	453
Freddie Mac Pool #RA9287 6.50% 6/1/2053 (h)	301	318
Freddie Mac Pool #RA9290 6.50% 6/1/2053 (h)	241	254
Freddie Mac Pool #RA9291 6.50% 6/1/2053 (h)	147	153
Freddie Mac Pool #RA9295 6.50% 6/1/2053 (h)	136	146
Freddie Mac Pool #SD3417 2.50% 7/1/2053 (h)	844	717
Freddie Mac Pool #SD8356 3.00% 7/1/2053 (h)	1,684	1,492
Freddie Mac Pool #SD8353 4.00% 7/1/2053 (h)	7,856	7,462
Freddie Mac Pool #SD8341 5.00% 7/1/2053 (h)	27	27
Freddie Mac Pool #SD8342 5.50% 7/1/2053 (h)	7,840	7,977
Freddie Mac Pool #SD3432 6.00% 7/1/2053 (h)	654	682
Freddie Mac Pool #SD8359 3.50% 8/1/2053 (h)	252	234
Freddie Mac Pool #QH1153 4.00% 9/1/2053 (h)	339	326
Freddie Mac Pool #SD8362 5.50% 9/1/2053 (h)	24,494	24,916
Freddie Mac Pool #SD4550 2.50% 10/1/2053 (h)	812	689
Freddie Mac Pool #SD4077 2.50% 10/1/2053 (h)	99	84
Freddie Mac Pool #SD4053 6.00% 10/1/2053 (h)	4,194	4,321
Freddie Mac Pool #SD8390 4.00% 11/1/2053 (h)	24	23
Freddie Mac Pool #SD4977 5.00% 11/1/2053 (h)	83,473	83,578
Freddie Mac Pool #SD8372 5.50% 11/1/2053 (h)	21,615	21,935
Freddie Mac Pool #RJ0326 6.50% 11/1/2053 (h)	670	698
Freddie Mac Pool #SD8374 6.50% 11/1/2053 (h)	35	36
Freddie Mac Pool #SD8396 6.00% 1/1/2054 (h)	42	44
Freddie Mac Pool #SD4693 6.50% 1/1/2054 (h)	494	516
Freddie Mac Pool #RJ0854 6.50% 1/1/2054 (h)	264	275
Freddie Mac Pool #QI0231 5.00% 2/1/2054 (h)	38	38
Freddie Mac Pool #SD8401 5.50% 2/1/2054 (h)	399	406
Freddie Mac Pool #SD8402 6.00% 2/1/2054 (h)	10,952	11,261
Freddie Mac Pool #RJ1871 4.00% 3/1/2054 (h)	299	284
Freddie Mac Pool #SD8408 5.50% 3/1/2054 (h)	10,736	10,901
Freddie Mac Pool #RJ1015 6.50% 3/1/2054 (h)	101	105
Freddie Mac Pool #QI3548 4.00% 4/1/2054 (h)	664	630
Freddie Mac Pool #RJ1216 5.50% 4/1/2054 (h)	1,452	1,484
Freddie Mac Pool #RJ1215 5.50% 4/1/2054 (h)	1,070	1,088
Freddie Mac Pool #QI3333 6.00% 4/1/2054 (h)	343	357
Freddie Mac Pool #RJ1417 5.50% 5/1/2054 (h)	14,898	15,226
Freddie Mac Pool #RJ1419 5.50% 5/1/2054 (h)	7,316	7,436
Freddie Mac Pool #RJ1448 5.50% 5/1/2054 (h)	2,917	2,965
Freddie Mac Pool #SD5692 6.00% 5/1/2054 (h)	484	504
Freddie Mac Pool #RJ1768 5.50% 6/1/2054 (h)	413	422
Freddie Mac Pool #RJ1785 6.00% 6/1/2054 (h)	1,550	1,604

American Funds Insurance Series	106

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RJ1779 6.00% 6/1/2054 (h)	USD1,097	$1,141
Freddie Mac Pool #RJ1797 6.50% 6/1/2054 (h)	1,489	1,550
Freddie Mac Pool #RJ1725 6.50% 6/1/2054 (h)	454	479
Freddie Mac Pool #QI8825 5.00% 7/1/2054 (h)	1,882	1,880
Freddie Mac Pool #SD8446 5.50% 7/1/2054 (h)	932	946
Freddie Mac Pool #QI8872 5.50% 7/1/2054 (h)	705	719
Freddie Mac Pool #RJ1963 5.50% 7/1/2054 (h)	611	623
Freddie Mac Pool #SD8447 6.00% 7/1/2054 (h)	5,767	5,925
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (h)	2,703	2,789
Freddie Mac Pool #SD5896 6.00% 7/1/2054 (h)	614	633
Freddie Mac Pool #QI8874 6.00% 7/1/2054 (h)	179	184
Freddie Mac Pool #SD8448 6.50% 7/1/2054 (h)	9,848	10,237
Freddie Mac Pool #RJ1986 6.50% 7/1/2054 (h)	4,305	4,481
Freddie Mac Pool #SD5905 6.50% 7/1/2054 (h)	1,824	1,910
Freddie Mac Pool #RJ2193 5.00% 8/1/2054 (h)	335	336
Freddie Mac Pool #RJ2241 5.00% 8/1/2054 (h)	238	238
Freddie Mac Pool #RJ2195 5.00% 8/1/2054 (h)	213	213
Freddie Mac Pool #RJ2200 5.50% 8/1/2054 (h)	5,901	6,000
Freddie Mac Pool #RJ2206 5.50% 8/1/2054 (h)	3,678	3,742
Freddie Mac Pool #RJ2243 5.50% 8/1/2054 (h)	3,436	3,499
Freddie Mac Pool #SD6286 5.50% 8/1/2054 (h)	1,078	1,102
Freddie Mac Pool #RJ2203 5.50% 8/1/2054 (h)	618	630
Freddie Mac Pool #SD8454 6.00% 8/1/2054 (h)	5,363	5,510
Freddie Mac Pool #RJ2212 6.00% 8/1/2054 (h)	2,685	2,796
Freddie Mac Pool #RJ2216 6.00% 8/1/2054 (h)	2,546	2,624
Freddie Mac Pool #SD6029 6.00% 8/1/2054 (h)	1,659	1,715
Freddie Mac Pool #RJ2210 6.00% 8/1/2054 (h)	860	885
Freddie Mac Pool #QJ3296 6.00% 8/1/2054 (h)	208	214
Freddie Mac Pool #SD8455 6.50% 8/1/2054 (h)	2,356	2,449
Freddie Mac Pool #RJ2222 6.50% 8/1/2054 (h)	1,562	1,635
Freddie Mac Pool #RJ2247 6.50% 8/1/2054 (h)	1,234	1,290
Freddie Mac Pool #RJ2228 6.50% 8/1/2054 (h)	678	708
Freddie Mac Pool #RJ2422 5.50% 9/1/2054 (h)	3,467	3,526
Freddie Mac Pool #SD6328 5.50% 9/1/2054 (h)	2,735	2,799
Freddie Mac Pool #QJ3044 5.50% 9/1/2054 (h)	2,212	2,246
Freddie Mac Pool #RJ2298 5.50% 9/1/2054 (h)	2,189	2,226
Freddie Mac Pool #RJ2415 5.50% 9/1/2054 (h)	1,461	1,496
Freddie Mac Pool #RJ2408 5.50% 9/1/2054 (h)	1,324	1,348
Freddie Mac Pool #SD8462 5.50% 9/1/2054 (h)	1,071	1,087
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (h)	5,690	5,867
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (h)	3,067	3,171
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (h)	2,911	3,030
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (h)	2,831	2,946
Freddie Mac Pool #RJ2309 6.00% 9/1/2054 (h)	1,661	1,712
Freddie Mac Pool #SD8463 6.00% 9/1/2054 (h)	1,611	1,655
Freddie Mac Pool #SD6271 6.50% 9/1/2054 (h)	1,050	1,097
Freddie Mac Pool #QJ4693 6.50% 9/1/2054 (h)	532	558
Freddie Mac Pool #RJ2474 6.50% 9/1/2054 (h)	340	354
Freddie Mac Pool #RJ2411 6.50% 9/1/2054 (h)	200	209
Freddie Mac Pool #RJ2470 6.50% 9/1/2054 (h)	99	103
Freddie Mac Pool #SD8469 5.50% 10/1/2054 (h)	1,457	1,479
Freddie Mac Pool #RJ2850 4.50% 11/1/2054 (h)	2,016	1,981
Freddie Mac Pool #RJ2851 4.50% 11/1/2054 (h)	116	114
Freddie Mac Pool #RJ2860 5.00% 11/1/2054 (h)	5,046	5,041
Freddie Mac Pool #SD8475 5.50% 11/1/2054 (h)	6,112	6,202
Freddie Mac Pool #RJ2913 5.50% 11/1/2054 (h)	5,252	5,339
Freddie Mac Pool #RJ3017 5.00% 12/1/2054 (h)	5,602	5,591
Freddie Mac Pool #RJ3163 5.00% 12/1/2054 (h)	3,365	3,378
Freddie Mac Pool #QX1743 5.00% 12/1/2054 (h)	849	852
Freddie Mac Pool #QX2834 5.00% 12/1/2054 (h)	277	278

107	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8493 5.50% 12/1/2054 (h)	USD3,023	$3,068
Freddie Mac Pool #QX0376 5.50% 12/1/2054 (h)	1,208	1,231
Freddie Mac Pool #QX1414 5.50% 12/1/2054 (h)	277	281
Freddie Mac Pool #SD8494 5.50% 1/1/2055 (h)	4,043	4,103
Freddie Mac Pool #SD8496 6.00% 1/1/2055 (h)	9,673	9,938
Freddie Mac Pool #QX4065 6.00% 1/1/2055 (h)	1,671	1,717
Freddie Mac Pool #SD8503 4.00% 2/1/2055 (h)	3,031	2,878
Freddie Mac Pool #RJ3264 4.50% 2/1/2055 (h)	3,536	3,454
Freddie Mac Pool #SD8506 5.50% 2/1/2055 (h)	165	168
Freddie Mac Pool #SD8507 6.00% 2/1/2055 (h)	28,738	29,525
Freddie Mac Pool #SL0588 3.50% 3/1/2055 (h)	231	214
Freddie Mac Pool #SD8515 5.50% 3/1/2055 (h)	987	1,002
Freddie Mac Pool #SD8516 6.00% 3/1/2055 (h)	2,499	2,567
Freddie Mac Pool #SD8517 6.50% 3/1/2055 (h)	13,606	14,143
Freddie Mac Pool #QY1239 4.00% 4/1/2055 (h)	1,683	1,597
Freddie Mac Pool #QX9668 4.00% 4/1/2055 (h)	470	446
Freddie Mac Pool #SL1094 5.00% 4/1/2055 (h)	1,655	1,654
Freddie Mac Pool #SL0796 6.00% 4/1/2055 (h)	4,818	4,951
Freddie Mac Pool #SD8525 6.00% 4/1/2055 (h)	3,113	3,199
Freddie Mac Pool #SL1416 6.00% 4/1/2055 (h)	84	86
Freddie Mac Pool #QY2186 6.50% 4/1/2055 (h)	4,230	4,398
Freddie Mac Pool #SD8533 5.50% 5/1/2055 (h)	3,077	3,122
Freddie Mac Pool #SD8534 6.00% 5/1/2055 (h)(j)	61,437	63,132
Freddie Mac Pool #QY3774 6.00% 5/1/2055 (h)	4,291	4,410
Freddie Mac Pool #SL1138 6.00% 5/1/2055 (h)	664	682
Freddie Mac Pool #SL1137 6.00% 5/1/2055 (h)	616	633
Freddie Mac Pool #RJ4529 6.00% 5/1/2055 (h)	190	195
Freddie Mac Pool #QY5967 4.00% 6/1/2055 (h)	1,558	1,479
Freddie Mac Pool #RQ0010 4.00% 6/1/2055 (h)	526	499
Freddie Mac Pool #RQ0013 5.50% 6/1/2055 (h)	75	76
Freddie Mac Pool #RQ0015 6.50% 6/1/2055 (h)	7,332	7,621
Freddie Mac Pool #RQ0024 4.00% 7/1/2055 (h)	331	314
Freddie Mac Pool #RQ0026 5.00% 7/1/2055 (h)	3,943	3,935
Freddie Mac Pool #RQ0027 5.50% 7/1/2055 (h)	4,154	4,214
Freddie Mac Pool #RQ0028 6.00% 7/1/2055 (h)(j)	90,173	92,616
Freddie Mac Pool #QY7786 6.00% 7/1/2055 (h)	415	427
Freddie Mac Pool #SL1959 6.50% 7/1/2055 (h)	1,072	1,115
Freddie Mac Pool #RQ0041 6.00% 8/1/2055 (h)	2,884	2,962
Freddie Mac Pool #RQ0049 5.50% 9/1/2055 (h)	297	301
Freddie Mac Pool #RQ0050 6.00% 9/1/2055 (h)	253	260
Freddie Mac Pool #RQ0061 4.00% 11/1/2055 (h)	1,706	1,619
Freddie Mac, Series T041, Class 3A, 4.449% 7/25/2032 (h)(i)	139	129
Freddie Mac, Series K755, Class A2, Multi Family, 5.203% 2/25/2031 (h)	10,192	10,682
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056 (h)	1,948	1,862
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 7/25/2056 (h)(i)	833	804
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056 (h)	3,860	3,666
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056 (h)(i)	3,708	3,540
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057 (h)(i)	737	674
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057 (h)	614	561
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057 (h)(i)	1,159	1,139
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057 (h)	1,582	1,425
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/26/2058 (h)	6,428	6,267
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059 (h)	3,766	3,548
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028 (h)	1,503	1,481
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 5/25/2029 (h)	2,920	2,874
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 5/25/2029 (h)	2,455	2,396
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029 (h)	1,831	1,742
Government National Mortgage Assn. Pool #BD7245 4.00% 1/20/2048 (h)	269	255
Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/2048 (h)	241	239
Government National Mortgage Assn. Pool #MA6602 4.50% 4/20/2050 (h)	144	142

American Funds Insurance Series	108

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050 (h)	USD6,356	$5,271
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050 (h)	63,574	52,712
Government National Mortgage Assn. Pool #MA7259 4.50% 3/20/2051 (h)	1,236	1,226
Government National Mortgage Assn. Pool #MA7316 4.50% 4/20/2051 (h)	344	342
Government National Mortgage Assn. Pool #MA7827 2.50% 1/20/2052 (h)	132	114
Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052 (h)	18,684	16,136
Government National Mortgage Assn. Pool #MA7936 2.50% 3/20/2052 (h)	4,536	3,918
Government National Mortgage Assn. Pool #MA7937 3.00% 3/20/2052 (h)	17,043	15,345
Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052 (h)	733	633
Government National Mortgage Assn. Pool #MA7988 3.00% 4/20/2052 (h)	12,969	11,676
Government National Mortgage Assn. Pool #MA8099 3.50% 6/20/2052 (h)	122	112
Government National Mortgage Assn. Pool #MA8197 2.50% 8/20/2052 (h)	771	669
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052 (h)	600	554
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052 (h)	9,110	8,671
Government National Mortgage Assn. Pool #MA8425 3.50% 11/20/2052 (h)	28,825	26,445
Government National Mortgage Assn. Pool #MA8485 2.50% 12/20/2052 (h)	2,027	1,753
Government National Mortgage Assn. Pool #MA8642 2.50% 2/20/2053 (h)	1,747	1,512
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053 (h)	2,799	2,742
Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053 (h)	23,698	23,224
Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054 (h)	5,029	4,780
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063 (h)	1,995	1,489
Uniform Mortgage-Backed Security 2.00% 1/1/2056 (h)(k)	1,152	932
Uniform Mortgage-Backed Security 3.00% 1/1/2056 (h)(k)	4,130	3,654
Uniform Mortgage-Backed Security 3.50% 1/1/2056 (h)(k)	1,189	1,099
Uniform Mortgage-Backed Security 4.00% 1/1/2056 (h)(k)	14,723	13,967
Uniform Mortgage-Backed Security 4.50% 1/1/2056 (h)(k)	4,947	4,830
Uniform Mortgage-Backed Security 6.00% 1/1/2056 (h)(k)	29,825	30,627
Uniform Mortgage-Backed Security 6.50% 1/1/2056 (h)(k)	9,035	9,391
Uniform Mortgage-Backed Security 2.00% 2/1/2056 (h)(k)	10,503	8,490
Uniform Mortgage-Backed Security 3.50% 2/1/2056 (h)(k)	113,416	104,506
		2,549,588

Commercial mortgage-backed securities 0.76%
Bank Commercial Mortgage Trust, Series 2022-BNK43, Class A5, 4.399% 8/15/2055 (h)	1,400	1,376
Bank Commercial Mortgage Trust, Series 2023-BNK45, Class A5, 5.203% 2/15/2056 (h)	645	660
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class A3, 6.50% 12/15/2056 (h)	5,368	5,651
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056 (h)(i)	857	914
Bank Commercial Mortgage Trust, Series 2024-5YR9, Class A3, 5.614% 8/15/2057 (h)	4,615	4,806
Bank Commercial Mortgage Trust, Series 2024-5YR8, Class A3, 5.884% 8/15/2057 (h)	1,380	1,446
Bank Commercial Mortgage Trust, Series 2024-5YR12, Class A3, 5.902% 12/15/2057 (h)(i)	4,062	4,274
Bank Commercial Mortgage Trust, Series 2024-5YR12, Class AS, 6.122% 12/15/2057 (h)(i)	1,914	2,003
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063 (h)	2,909	2,672
Barclays Commercial Mortgage Securities, LLC, Series 2022-C16, Class A5, 4.60% 6/15/2055 (h)(i)	490	487
Barclays Commercial Mortgage Securities, LLC, Series 2023-C19, Class A5, 5.451% 4/15/2056 (h)	3,006	3,120
Barclays Commercial Mortgage Securities, LLC, Series 2023-C21, Class A5, 6.00% 9/15/2056 (h)(i)	1,792	1,930
Barclays Commercial Mortgage Securities, LLC, Series 2024-5C31, Class AS, 5.852% 12/15/2057 (h)(i)	1,828	1,896
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2/15/2051 (h)	1,000	991
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053 (h)	2,960	2,679
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053 (h)(i)	750	754
Benchmark Mortgage Trust, Series 2024-V9, Class A3, 5.602% 8/15/2057 (h)	2,112	2,196
Benchmark Mortgage Trust, Series 2024-V9, Class AS, 6.064% 8/15/2057 (h)(i)	590	615
Benchmark Mortgage Trust, Series 2024-V10, Class A3, 5.277% 9/15/2057 (h)	618	637
BMO Mortgage Trust, Series 2022-C2, Class A5, 4.974% 7/15/2054 (h)(i)	1,750	1,776
BMO Mortgage Trust, Series 2023-C5, Class A5, 5.765% 6/15/2056 (h)	1,117	1,171
BMO Mortgage Trust, Series 2024-5C8, Class A3, 5.625% 12/15/2057 (h)(i)	6,990	7,282
BMO Mortgage Trust, Series 2024-5C8, Class AS, 5.94% 12/15/2057 (h)(i)	1,450	1,508
BMO Mortgage Trust, Series 2025-5C9, Class A3, 5.779% 4/15/2058 (h)(i)	3,334	3,493

109	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
BOCA Commercial Mortgage Trust, Series 2025-BOCA, Class A, (1-month USD CME Term SOFR + 1.60%) 5.45% 12/15/2042 (f)(h)(i)	USD3,083	$3,092
BX Trust, Series 2021-SDMF, Class A, (1-month USD CME Term SOFR + 0.703%) 4.454% 9/15/2034 (f)(h)(i)	5,525	5,513
BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 4.715% 11/15/2038 (f)(h)(i)	4,099	4,097
BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 4.74% 1/17/2039 (f)(h)(i)	6,334	6,332
BX Trust, Series 2024-CNYN, Class A, (1-month USD CME Term SOFR + 1.442%) 5.192% 4/15/2041 (f)(h)(i)	4,009	4,017
BX Trust, Series 2024-BIO2, Class A, 5.413% 8/13/2041 (f)(h)(i)	11,410	11,577
BX Trust, Series 2024-AIRC, Class A, (1-month USD CME Term SOFR + 1.691%) 5.442% 8/15/2041 (f)(h)(i)	7,395	7,419
CALI Mortgage Trust, Series 24-SUN, Class A, (1-month USD CME Term SOFR + 1.89%) 5.641% 7/15/2041 (f)(h)(i)	1,153	1,156
CALI Mortgage Trust, Series 24-SUN, Class B, (1-month USD CME Term SOFR + 2.34%) 6.091% 7/15/2041 (f)(h)(i)	1,414	1,420
CART, Series 2024-DFW1, Class A, (1-month USD CME Term SOFR + 1.642%) 5.392% 8/15/2041 (f)(h)(i)	5,162	5,161
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040 (f)(h)(i)	3,606	3,718
DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/12/2040 (f)(h)	3,677	3,789
Durst Commercial Mortgage Trust, Series 2025-151, Class A, 5.317% 8/10/2042 (f)(h)(i)	5,942	6,067
Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class A, (1-month USD CME Term SOFR + 1.45%) 5.20% 12/15/2039 (f)(h)(i)	2,748	2,757
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040 (f)(h)	3,795	3,409
Great Wolf Trust, Series 2024-WLF2, Class A, (1-month USD CME Term SOFR + 1.691%) 5.441% 5/15/2041 (f)(h)(i)	8,302	8,335
GS Mortgage Securities Trust, Series 2023-SHIP, Class B, 4.936% 9/10/2038 (f)(h)(i)	1,214	1,215
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053 (h)	2,489	2,292
Hawaii Hotel Trust, Series 2025-MAUI, Class A, (1-month USD CME Term SOFR + 1.393%) 5.143% 3/15/2042 (f)(h)(i)	2,059	2,064
Houston Galleria Mall Trust, Series 2025-HGLR, Class A, 5.462% 2/5/2045 (f)(h)(i)	5,246	5,445
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A, 5.467% 1/13/2040 (f)(h)(i)	10,151	10,533
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039 (f)(h)	1,522	1,378
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039 (f)(h)	578	523
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.45% 1/5/2039 (f)(h)(i)	100	84
JW Commercial Mortgage Trust 2024-MRCO, Series 2024-BERY, Class A, (1-month USD CME Term SOFR + 1.593%) 5.343% 11/15/2039 (f)(h)(i)	1,960	1,966
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039 (f)(h)	13,772	13,256
Morgan Stanley Capital I Trust, Series 2022-L8, Class A5, 3.791% 4/15/2055 (h)(i)	370	349
Multifamily Connecticut Avenue Securities, Series 2025-01, Class M1, (30-day Average USD-SOFR + 2.40%) 6.274% 5/25/2055 (f)(h)(i)	577	580
NYC Commercial Mortgage Trust, Series 2025-28L, Class A, 4.668% 11/5/2038 (f)(h)(i)	627	629
SCG Hotel Issuer, Inc., Series 2025-SNIP, Class A, 5.25% 9/15/2042 (f)(h)(i)	1,543	1,548
SDR Commercial Mortgage Trust, Series 2024-DSNY, Class A, (1-month USD CME Term SOFR + 1.392%) 5.142% 5/15/2039 (f)(h)(i)	3,964	3,963
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041 (f)(h)	2,194	1,964
SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 4.595% 11/15/2038 (f)(h)(i)	4,033	4,032
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 4.75% 1/15/2039 (f)(h)(i)	10,709	10,712
SWCH Commercial Mortgage Trust, Series 2025-DATA, Class A, (1-month USD CME Term SOFR + 1.443%) 5.193% 2/15/2042 (f)(h)(i)	9,322	9,250
Wells Fargo Commercial Mortgage Trust, Series 2025-1918, Class A, 5.761% 9/15/2040 (f)(h)(i)	345	349
Wells Fargo Commercial Mortgage Trust, Series 2022-C62, Class A4, 4.00% 4/15/2055 (h)(i)	1,620	1,553
Wells Fargo Commercial Mortgage Trust, Series 2024-5C1, Class AS, 6.52% 7/15/2057 (h)	430	451
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 6.539% 11/15/2027 (f)(h)(i)	5,000	5,040
		211,372

Collateralized mortgage-backed obligations (privately originated) 0.25%
Angel Oak Mortgage Trust, Series 2024-7, Class A1, 5.621% 5/25/2069 (6.621% on 7/1/2028) (f)(h)(l)	5,331	5,374
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048 (f)(h)(i)	563	510
BRAVO Residential Funding Trust, Series 2025-NQM5, Class A1, 5.496% 2/25/2065 (6.496% on 5/1/2027) (f)(h)(l)	461	465

American Funds Insurance Series	110

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Cascade Funding Mortgage Trust, Series 2024-RM5, Class A, 4.00% 10/25/2054 (f)(h)(i)	USD5,105	$5,011
CIM Trust, Series 2025-R1, Class A1, 5.00% 2/25/2099 (8.00% on 3/1/2028) (f)(h)(l)	1,487	1,483
COLT Funding, LLC, Series 2024-INV3, Class A1, 5.443% 9/25/2069 (6.443% on 8/1/2028) (f)(h)(l)	2,457	2,474
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 9/25/2034 (h)	104	106
Finance of America Structured Securities Trust, Series 2025-PC1, Class A1, 4.50% 5/25/2075 (f)(h)	6,393	6,198
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.024% 9/25/2042 (f)(h)(i)	180	181
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA2, Class A1, (30-day Average USD-SOFR + 1.25%) 5.124% 5/25/2044 (f)(h)(i)	3,385	3,399
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026 (f)(h)	3,062	2,999
IRV Trust, Series 2025-200P, Class A, 5.295% 3/14/2047 (f)(h)(i)	6,890	7,081
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2/25/2034 (h)	180	180
MFRA Trust, Series 2025-NQM3, Class A1, 5.261% 8/25/2070 (6.261% on 7/1/2029) (f)(h)(l)	1,943	1,950
Morgan Stanley Residential Mortgage Loan Trust, Series 2024-NQM2, Class A1, 6.386% 5/25/2069 (7.386% on 5/1/2028) (f)(h)(l)	2,073	2,101
Onslow Bay Financial Mortgage Loan Trust, Series 2025-NQM8, Class A1, 5.472% 3/25/2065 (6.472% on 5/1/2029) (f)(h)(l)	567	572
Onslow Bay Financial, LLC, Series 2022-NQM6, Class A1, 4.70% 7/25/2062 (5.70% on 6/1/2026) (f)(h)(l)	4,261	4,237
Onslow Bay Financial, LLC, Series 2025-NQM14, Class A1A, 5.162% 7/25/2065 (6.162% on 7/1/2029) (f)(h)(l)	1,833	1,843
Progress Residential Trust, Series 2021-SFR6, Class A, 1.524% 7/17/2038 (f)(h)	2,436	2,405
Progress Residential Trust, Series 2025-SFR3, Class A, 3.39% 7/17/2042 (f)(h)	2,635	2,513
Starwood Mortgage Residential Trust, Series 2024-SFR4, Class A, (1-month USD CME Term SOFR + 1.75%) 5.50% 10/17/2041 (f)(h)(i)	4,921	4,941
Starwood Mortgage Residential Trust, Series 2025-SFR5, Class A, (1-month USD CME Term SOFR + 1.45%) 5.201% 2/17/2042 (f)(h)(i)	674	675
Towd Point Mortgage Trust, Series 2023-1, Class A1, 3.75% 1/25/2063 (f)(h)	2,312	2,250
Verus Securitization Trust, Series 2025-R1, Class A1, 5.402% 5/25/2065 (6.402% on 7/1/2029) (f)(h)(l)	1,048	1,056
Verus Securitization Trust, Series 2023-5, Class A5, 6.476% 6/25/2068 (7.476% on 6/1/2027) (f)(h)(l)	1,616	1,623
Verus Securitization Trust, Series 2024-R1, Class A1, 5.218% 9/25/2069 (f)(h)(i)	1,754	1,757
Verus Securitization Trust, Series 2025-5, Class A1, 5.427% 6/25/2070 (6.427% on 6/1/2029) (f)(h)(l)	1,104	1,114
Verus Securitization Trust, Series 2025-7, Class A1, 5.129% 8/25/2070 (6.129% on 8/1/2029) (f)(h)(l)	492	494
Verus Securitization Trust, Series 2025-8, Class A1A, 4.869% 9/25/2070 (5.869% on 9/1/2029) (f)(h)(l)	2,504	2,507
		67,499
Total mortgage-backed obligations		2,828,459
U.S. Treasury bonds & notes 8.24%
U.S. Treasury 8.20%
U.S. Treasury 0.50% 2/28/2026	42,515	42,299
U.S. Treasury 4.625% 2/28/2026	1,878	1,881
U.S. Treasury 3.625% 5/15/2026	1,071	1,071
U.S. Treasury 4.625% 6/30/2026	17,210	17,301
U.S. Treasury 4.125% 2/15/2027	1,258	1,266
U.S. Treasury 2.625% 5/31/2027	96,250	95,098
U.S. Treasury 0.50% 6/30/2027	28,098	26,887
U.S. Treasury 3.75% 6/30/2027	18,100	18,170
U.S. Treasury 4.125% 9/30/2027	90,000	90,969
U.S. Treasury 3.375% 11/30/2027	118	118
U.S. Treasury 4.00% 12/15/2027	40,000	40,391
U.S. Treasury 3.375% 12/31/2027	233,676	233,229
U.S. Treasury 4.00% 2/29/2028	46,200	46,687
U.S. Treasury 3.625% 3/31/2028	9	9
U.S. Treasury 3.50% 4/30/2028	5,600	5,599
U.S. Treasury 3.50% 12/15/2028	66,245	66,170
U.S. Treasury 4.00% 1/31/2029	8,844	8,958
U.S. Treasury 2.875% 4/30/2029	50,000	48,902
U.S. Treasury 4.25% 6/30/2029	28,885	29,502
U.S. Treasury 4.00% 3/31/2030	83,865	84,946
U.S. Treasury 0.625% 5/15/2030	9,358	8,214

111	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.875% 6/30/2030	USD21,920	$22,087
U.S. Treasury 4.00% 7/31/2030	8,160	8,265
U.S. Treasury 4.875% 10/31/2030	35,491	37,293
U.S. Treasury 3.50% 11/30/2030	7,890	7,813
U.S. Treasury 3.625% 12/31/2030	426,135	424,188
U.S. Treasury 4.25% 6/30/2031	17,165	17,561
U.S. Treasury 2.875% 5/15/2032	50,000	47,164
U.S. Treasury 4.00% 6/30/2032	17,325	17,435
U.S. Treasury 4.125% 11/15/2032	648	656
U.S. Treasury 3.875% 12/31/2032	97,124	96,737
U.S. Treasury 3.50% 2/15/2033	27,034	26,284
U.S. Treasury 3.875% 8/15/2033 (j)	114,911	114,031
U.S. Treasury 4.375% 5/15/2034	14,285	14,611
U.S. Treasury 4.25% 11/15/2034	2,075	2,098
U.S. Treasury 4.00% 11/15/2035	126,327	124,610
U.S. Treasury 1.375% 11/15/2040	51,338	33,394
U.S. Treasury 1.75% 8/15/2041	24,960	16,877
U.S. Treasury 2.00% 11/15/2041	1,058	740
U.S. Treasury 4.625% 5/15/2044	14,927	14,680
U.S. Treasury 5.00% 5/15/2045	3,325	3,418
U.S. Treasury 4.625% 11/15/2045	100,612	98,443
U.S. Treasury 2.50% 2/15/2046	3,365	2,347
U.S. Treasury 3.00% 5/15/2047	8,383	6,305
U.S. Treasury 3.00% 2/15/2048	301	225
U.S. Treasury 2.25% 2/15/2052	72,025	43,815
U.S. Treasury 4.00% 11/15/2052	5,700	4,953
U.S. Treasury 3.625% 2/15/2053 (j)	121,025	98,188
U.S. Treasury 3.625% 5/15/2053	18,989	15,393
U.S. Treasury 4.25% 2/15/2054	17,191	15,578
U.S. Treasury 4.25% 8/15/2054	37,315	33,817
U.S. Treasury 4.625% 2/15/2055	6,175	5,961
U.S. Treasury 4.75% 8/15/2055	46,670	45,984
		2,268,618

U.S. Treasury inflation-protected securities 0.04%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2030 (m)	12,655	12,008
Total U.S. Treasury bonds & notes		2,280,626
Corporate bonds and notes 7.15%
Financials 1.38%
AerCap Ireland Capital DAC 2.45% 10/29/2026	4,890	4,825
AG Issuer, LLC 6.25% 3/1/2028 (f)	4,470	4,505
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027 (f)	1,940	1,936
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029 (f)	2,295	2,305
Ally Financial, Inc. 8.00% 11/1/2031	2,688	3,054
American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030) (l)	2,407	2,630
American Express Co. 5.442% 1/30/2036 (USD-SOFR + 1.32% on 1/30/2035) (l)	2,885	2,998
American International Group, Inc. 5.125% 3/27/2033	2,187	2,252
American International Group, Inc. 5.45% 5/7/2035	530	552
AmWINS Group, Inc. 4.875% 6/30/2029 (f)	1,348	1,327
Aon North America, Inc. 5.45% 3/1/2034	600	624
Ardonagh Group Finance, Ltd. 8.875% 2/15/2032 (f)	2,415	2,520
Aretec Group, Inc. 7.50% 4/1/2029 (f)	1,250	1,261
Arthur J. Gallagher & Co. 5.15% 2/15/2035	3,194	3,229
Arthur J. Gallagher & Co. 5.55% 2/15/2055	567	545
Asurion, LLC 8.00% 12/31/2032 (f)	3,600	3,737
Athene Holding, Ltd. 6.625% 5/19/2055	770	785

American Funds Insurance Series	112

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Financials (continued)
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029) (l)	USD2,176	$2,066
Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028) (l)	485	463
Bank of America Corp. 5.819% 9/15/2029 (USD-SOFR + 1.57% on 9/15/2028) (l)	5,533	5,776
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030) (l)	1,000	895
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033) (l)	4,064	4,185
Bank of Montreal 4.10% 12/15/2027 (USD-SOFR + 0.525% on 12/15/2026) (l)	2,000	2,005
BBVA Bancomer SA 7.625% 2/11/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.375% on 2/11/2030) (f)(l)	2,220	2,337
Berkshire Hathaway, Inc. 3.125% 3/15/2026	448	447
Blackstone Private Credit Fund 5.95% 7/16/2029	8,721	8,902
Blackstone Private Credit Fund 6.00% 11/22/2034	2,020	2,041
Block, Inc. 5.625% 8/15/2030 (f)	2,110	2,154
Block, Inc. 3.50% 6/1/2031	2,325	2,187
Blue Owl Credit Income Corp. 4.70% 2/8/2027	1,230	1,226
Blue Owl Credit Income Corp. 6.65% 3/15/2031	800	825
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028) (f)(l)	2,535	2,400
Boost Newco Borrower, LLC 7.50% 1/15/2031 (f)	1,150	1,223
BPCE SA 5.876% 1/14/2031 (USD-SOFR + 1.68% on 1/14/2030) (f)(l)	8,155	8,527
Brown & Brown, Inc. 4.60% 12/23/2026	1,250	1,257
Brown & Brown, Inc. 5.25% 6/23/2032	358	367
Brown & Brown, Inc. 5.55% 6/23/2035	7,665	7,864
Brown & Brown, Inc. 6.25% 6/23/2055	5,952	6,197
CaixaBank SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028) (f)(l)	938	975
Chubb INA Holdings, LLC 3.35% 5/3/2026	880	878
Chubb INA Holdings, LLC 5.00% 3/15/2034	4,623	4,731
Chubb INA Holdings, LLC 4.90% 8/15/2035	600	603
Chubb INA Holdings, LLC 4.35% 11/3/2045	400	350
Cipher Compute, LLC 7.125% 11/15/2030 (f)	1,845	1,881
Citibank, NA 4.914% 5/29/2030	4,825	4,965
Citigroup, Inc. 4.786% 3/4/2029 (USD-SOFR + 0.87% on 3/4/2028) (l)	6,497	6,591
Citigroup, Inc. 5.174% 2/13/2030 (USD-SOFR + 1.364% on 2/13/2029) (l)	2,242	2,301
Citigroup, Inc. 4.542% 9/19/2030 (USD-SOFR + 1.338% on 9/19/2029) (l)	4,257	4,294
Citigroup, Inc. 2.572% 6/3/2031 (USD-SOFR + 2.107% on 6/3/2030) (l)	53	49
Citigroup, Inc. 2.52% 11/3/2032 (USD-SOFR + 1.177% on 11/3/2031) (l)	2,506	2,246
Citigroup, Inc. 6.02% 1/24/2036 (USD-SOFR + 1.83% on 1/24/2035) (l)	1,299	1,361
Citigroup, Inc. 5.333% 3/27/2036 (USD-SOFR + 1.465% on 3/27/2035) (l)	1,551	1,587
CME Group, Inc. 3.75% 6/15/2028	3,069	3,074
Coinbase Global, Inc. 3.375% 10/1/2028 (f)	6,514	6,211
Coinbase Global, Inc. 3.625% 10/1/2031 (f)	5,766	5,145
Corebridge Financial, Inc. 3.65% 4/5/2027	914	909
Corebridge Financial, Inc. 3.85% 4/5/2029	556	547
Corebridge Financial, Inc. 3.90% 4/5/2032	315	299
Corebridge Financial, Inc. 4.35% 4/5/2042	182	156
Corebridge Financial, Inc. 4.40% 4/5/2052	438	356
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027) (l)	6,650	6,542
Deutsche Bank AG 5.706% 2/8/2028 (USD-SOFR + 1.594% on 2/8/2027) (l)	1,109	1,127
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028) (l)	2,016	2,111
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028) (l)	750	801
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030) (l)	300	286
Freedom Mortgage Holdings, LLC 6.875% 5/1/2031 (f)	3,600	3,604
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026) (l)	1,970	1,937
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027) (l)	3,584	3,529
Goldman Sachs Group, Inc. 5.727% 4/25/2030 (USD-SOFR + 1.265% on 4/25/2029) (l)	1,375	1,437
Goldman Sachs Group, Inc. 4.692% 10/23/2030 (USD-SOFR + 1.135% on 10/23/2029) (l)	2,184	2,214
Goldman Sachs Group, Inc. 4.369% 10/21/2031 (USD-SOFR + 1.06% on 10/21/2030) (l)	5,033	5,022
Goldman Sachs Group, Inc. 4.939% 10/21/2036 (USD-SOFR + 1.33% on 10/21/2035) (l)	1,443	1,433
Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041) (l)	1,792	1,389
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031) (l)	937	858
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031) (l)	873	794

113	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Financials (continued)
HSBC Holdings PLC 5.45% 3/3/2036 (USD-SOFR + 1.56% on 3/3/2035) (l)	USD15,084	$15,569
HSBC Holdings PLC 5.79% 5/13/2036 (USD-SOFR + 1.88% on 5/13/2035) (l)	809	855
HSBC Holdings PLC 5.133% 11/6/2036 (USD-SOFR + 1.43% on 11/6/2035) (l)	480	481
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043) (l)	537	589
HUB International, Ltd. 7.375% 1/31/2032 (f)	690	725
Intercontinental Exchange, Inc. 5.25% 6/15/2031	2,020	2,117
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032) (f)(l)	4,122	4,869
ION Platform Finance US, Inc. 9.50% 5/30/2029 (f)	560	568
ION Platform Finance US, Inc. 7.875% 9/30/2032 (f)	1,485	1,411
Jane Street Group, LLC 6.75% 5/1/2033 (f)	4,700	4,909
Jefferson Capital Holdings, LLC 8.25% 5/15/2030 (f)	330	347
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026) (l)	2,666	2,659
JPMorgan Chase & Co. 5.04% 1/23/2028 (USD-SOFR + 1.19% on 1/23/2027) (l)	1,066	1,077
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027) (l)	1,550	1,557
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027) (l)	3,351	3,395
JPMorgan Chase & Co. 4.505% 10/22/2028 (USD-SOFR + 0.86% on 10/22/2027) (l)	3,630	3,666
JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028) (l)	4,250	4,478
JPMorgan Chase & Co. 5.581% 4/22/2030 (USD-SOFR + 1.16% on 4/22/2029) (l)	927	967
JPMorgan Chase & Co. 4.603% 10/22/2030 (USD-SOFR + 1.04% on 10/22/2029) (l)	4,261	4,322
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031) (l)	2,360	2,105
JPMorgan Chase & Co. 5.294% 7/22/2035 (USD-SOFR + 1.46% on 7/22/2034) (l)	1,081	1,116
JPMorgan Chase & Co. 5.572% 4/22/2036 (USD-SOFR + 1.68% on 4/22/2035) (l)	2,931	3,076
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026) (l)	1,222	1,207
Marsh & McLennan Cos., Inc. 4.375% 3/15/2029	1,705	1,723
Marsh & McLennan Cos., Inc. 4.85% 11/15/2031	7,000	7,184
Marsh & McLennan Cos., Inc. 5.00% 3/15/2035	2,250	2,280
Marsh & McLennan Cos., Inc. 4.90% 3/15/2049	719	652
Marsh & McLennan Cos., Inc. 2.90% 12/15/2051	920	586
Marsh & McLennan Cos., Inc. 5.40% 3/15/2055	2,000	1,927
Mastercard, Inc. 4.35% 1/15/2032	551	554
Mastercard, Inc. 4.85% 3/9/2033	258	265
Metropolitan Life Global Funding I 5.15% 3/28/2033 (f)	1,600	1,647
Morgan Stanley 3.125% 7/27/2026	325	324
Morgan Stanley 4.994% 4/12/2029 (USD-SOFR + 1.38% on 4/12/2028) (l)	2,013	2,053
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028) (l)	3,995	4,086
Morgan Stanley 5.449% 7/20/2029 (USD-SOFR + 1.63% on 7/20/2028) (l)	1,547	1,597
Morgan Stanley 5.042% 7/19/2030 (USD-SOFR + 1.215% on 7/19/2029) (l)	3,121	3,201
Morgan Stanley 5.23% 1/15/2031 (USD-SOFR + 1.108% on 1/15/2030) (l)	875	903
Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030) (l)	575	540
Morgan Stanley 5.192% 4/17/2031 (USD-SOFR + 1.51% on 4/17/2030) (l)	410	423
Morgan Stanley 4.356% 10/22/2031 (USD-SOFR + 1.074% on 10/22/2030) (l)	3,906	3,894
Morgan Stanley 4.892% 10/22/2036 (USD-SOFR + 1.314% on 10/22/2035) (l)	6,468	6,413
Navient Corp. 6.75% 6/15/2026	150	152
Navient Corp. 5.50% 3/15/2029	11,105	11,032
Navient Corp. 11.50% 3/15/2031	4,860	5,447
Navient Corp. 7.875% 6/15/2032	1,095	1,147
New York Life Global Funding 2.35% 7/14/2026 (f)	529	525
New York Life Global Funding 4.55% 1/28/2033 (f)	1,132	1,129
Northwestern Mutual Global Funding 1.75% 1/11/2027 (f)	2,240	2,194
PayPal Holdings, Inc. 2.65% 10/1/2026	593	588
PayPal Holdings, Inc. 2.30% 6/1/2030	552	511
PennyMac Financial Services, Inc. 6.875% 2/15/2033 (f)	1,375	1,436
Planet Financial Group, LLC 10.50% 12/15/2029 (f)	221	233
PNC Bank, NA 4.543% 5/13/2027 (USD-SOFR + 0.63% on 5/13/2026) (l)	1,720	1,723
PNC Bank, NA 5.373% 7/21/2036 (USD-SOFR + 1.417% on 7/21/2035) (l)	442	455
PNC Financial Services Group, Inc. 5.575% 1/29/2036 (USD-SOFR + 1.394% on 1/29/2035) (l)	596	622
Power Finance Corp., Ltd. 5.25% 8/10/2028	383	392
Power Finance Corp., Ltd. 6.15% 12/6/2028	350	368

American Funds Insurance Series	114

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Financials (continued)
Power Finance Corp., Ltd. 4.50% 6/18/2029	USD554	$554
Power Finance Corp., Ltd. 3.95% 4/23/2030	1,213	1,183
Prudential Financial, Inc. 4.35% 2/25/2050	1,976	1,644
Prudential Financial, Inc. 3.70% 3/13/2051	677	507
Rocket Companies, Inc. 7.125% 2/1/2032 (f)	1,230	1,295
Rocket Mortgage, LLC 2.875% 10/15/2026 (f)	2,110	2,081
Rocket Mortgage, LLC 3.625% 3/1/2029 (f)	1,505	1,455
SLM Corp. 6.50% 1/31/2030	1,460	1,513
Starwood Property Trust, Inc. 4.375% 1/15/2027 (f)	3,580	3,560
Starwood Property Trust, Inc. 5.25% 10/15/2028 (f)	4,650	4,701
Starwood Property Trust, Inc. 7.25% 4/1/2029 (f)	970	1,026
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029) (f)(l)	1,000	1,008
Travelers Cos., Inc. 4.00% 5/30/2047	771	629
Truist Bank 4.671% 5/20/2027 (USD-SOFR + 0.59% on 5/20/2026) (l)	2,000	2,004
Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028) (l)	1,677	1,809
Truist Financial Corp. 5.071% 5/20/2031 (USD-SOFR + 1.309% on 5/20/2030) (l)	506	520
U.S. Bancorp 2.375% 7/22/2026	3,584	3,558
U.S. Bancorp 5.424% 2/12/2036 (USD-SOFR + 1.411% on 2/12/2035) (l)	3,808	3,959
UBS Group AG 3.869% 1/12/2029 (3-month USD CME Term SOFR + 1.672% on 1/12/2028) (f)(l)	800	796
UBS Group AG 5.428% 2/8/2030 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.52% on 2/8/2029) (f)(l)	3,575	3,699
UniCredit SpA 4.625% 4/12/2027 (f)	625	629
Voyager Parent, LLC 9.25% 7/1/2032 (f)	5,950	6,317
Wells Fargo & Co. 5.707% 4/22/2028 (USD-SOFR + 1.07% on 4/22/2027) (l)	6,295	6,426
Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027) (l)	358	350
Wells Fargo & Co. 6.303% 10/23/2029 (USD-SOFR + 1.79% on 10/23/2028) (l)	6,474	6,842
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033) (l)	3,360	3,721
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030) (l)	2,980	2,701
Westpac Banking Corp. 2.963% 11/16/2040	1,344	1,025
WEX, Inc. 6.50% 3/15/2033 (f)	1,025	1,053
		381,858

Communication services 1.00%
Alphabet, Inc. 4.375% 11/15/2032	177	178
Alphabet, Inc. 4.70% 11/15/2035	4,643	4,646
Alphabet, Inc. 5.25% 5/15/2055	4,660	4,467
Alphabet, Inc. 5.45% 11/15/2055	7,155	7,024
Alphabet, Inc. 5.30% 5/15/2065	1,654	1,557
Altice France 6.50% 4/15/2032 (f)	3,440	3,300
AT&T, Inc. 3.50% 9/15/2053	5,140	3,442
CCO Holdings, LLC 5.125% 5/1/2027 (f)	3,200	3,197
CCO Holdings, LLC 4.75% 3/1/2030 (f)	1,350	1,290
CCO Holdings, LLC 4.75% 2/1/2032 (f)	3,115	2,849
CCO Holdings, LLC 4.50% 5/1/2032	7,189	6,457
CCO Holdings, LLC 4.50% 6/1/2033 (f)	2,085	1,828
CCO Holdings, LLC 4.25% 1/15/2034 (f)	3,260	2,775
Charter Communications Operating, LLC 4.40% 4/1/2033	1,000	942
Charter Communications Operating, LLC 4.80% 3/1/2050	4,823	3,627
Charter Communications Operating, LLC 3.70% 4/1/2051	5,493	3,471
Charter Communications Operating, LLC 3.90% 6/1/2052	11,863	7,667
Charter Communications Operating, LLC 5.25% 4/1/2053	4,965	3,933
Charter Communications Operating, LLC 6.70% 12/1/2055	1,048	1,006
Comcast Corp. 2.35% 1/15/2027	57	56
Connect Finco SARL 9.00% 9/15/2029 (f)	8,125	8,629
CSC Holdings, LLC 5.50% 4/15/2027 (f)	1,400	1,201
DIRECTV Financing, LLC 5.875% 8/15/2027 (f)	2,352	2,367

115	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Communication services (continued)
DIRECTV Financing, LLC 8.875% 2/1/2030 (f)	USD2,825	$2,862
Discovery Communications, LLC 4.125% 5/15/2029	1,100	1,064
DISH Network Corp. 11.75% 11/15/2027 (f)	10,154	10,574
EchoStar Corp. 10.75% 11/30/2029	6,925	7,663
EchoStar Corp. 6.75% Cash 11/30/2030 (g)	3,759	3,855
Embarq, LLC 7.995% 6/1/2036	8,084	3,355
Frontier Communications Holdings, LLC 6.75% 5/1/2029 (f)	6,550	6,604
Frontier Communications Holdings, LLC 5.875% 11/1/2029	5,591	5,663
Frontier Communications Holdings, LLC 6.00% 1/15/2030 (f)	3,196	3,253
Frontier Communications Holdings, LLC 8.75% 5/15/2030 (f)	1,100	1,150
Gray Media, Inc. 10.50% 7/15/2029 (f)	6,574	7,081
Gray Media, Inc. 4.75% 10/15/2030 (f)	1,656	1,286
Gray Media, Inc. 5.375% 11/15/2031 (f)	4,790	3,596
Gray Media, Inc. 9.625% 7/15/2032 (f)	495	514
Ligado Networks, LLC 17.50% PIK 11/1/2023 (f)(g)(n)	7,520	1,918
Lindblad Expeditions, LLC 7.00% 9/15/2030 (f)	815	851
Meta Platforms, Inc. 4.60% 11/15/2032	10,688	10,777
Meta Platforms, Inc. 4.875% 11/15/2035	11,777	11,766
Meta Platforms, Inc. 5.50% 11/15/2045	3,092	3,004
Meta Platforms, Inc. 5.40% 8/15/2054	7,084	6,596
Meta Platforms, Inc. 5.625% 11/15/2055	4,890	4,697
Meta Platforms, Inc. 5.75% 11/15/2065	3,180	3,036
Nexstar Media, Inc. 5.625% 7/15/2027 (f)	1,875	1,886
Nexstar Media, Inc. 4.75% 11/1/2028 (f)	2,950	2,930
SBA Tower Trust 1.631% 11/15/2026 (f)	7,802	7,635
Sinclair Television Group, Inc. 8.125% 2/15/2033 (f)	1,375	1,437
Sirius XM Radio, LLC 4.00% 7/15/2028 (f)	6,650	6,509
Sirius XM Radio, LLC 4.125% 7/1/2030 (f)	7,282	6,931
Sirius XM Radio, LLC 3.875% 9/1/2031 (f)	7,547	6,955
Take-Two Interactive Software, Inc. 4.00% 4/14/2032	2,185	2,120
T-Mobile USA, Inc. 1.50% 2/15/2026	52	52
T-Mobile USA, Inc. 2.05% 2/15/2028	34	33
T-Mobile USA, Inc. 4.95% 3/15/2028	1,918	1,955
T-Mobile USA, Inc. 4.80% 7/15/2028	416	424
T-Mobile USA, Inc. 5.30% 5/15/2035	3,347	3,433
T-Mobile USA, Inc. 4.95% 11/15/2035	833	828
Univision Communications, Inc. 8.00% 8/15/2028 (f)	300	311
Univision Communications, Inc. 4.50% 5/1/2029 (f)	6,234	5,993
Univision Communications, Inc. 7.375% 6/30/2030 (f)	1,216	1,240
Univision Communications, Inc. 9.375% 8/1/2032 (f)	1,375	1,479
Verizon Communications, Inc. 2.55% 3/21/2031	410	375
Verizon Communications, Inc. 2.355% 3/15/2032	4,078	3,595
Verizon Communications, Inc. 4.75% 1/15/2033	3,196	3,194
Verizon Communications, Inc. 5.05% 5/9/2033	1,946	1,997
Verizon Communications, Inc. 5.25% 4/2/2035	5,810	5,907
Verizon Communications, Inc. 5.00% 1/15/2036	6,873	6,817
Verizon Communications, Inc. 5.401% 7/2/2037 (f)	181	183
Verizon Communications, Inc. 2.85% 9/3/2041	238	172
Verizon Communications, Inc. 5.75% 11/30/2045	1,493	1,483
Verizon Communications, Inc. 5.875% 11/30/2055	2,781	2,750
Verizon Communications, Inc. 2.987% 10/30/2056	1,537	916
Verizon Communications, Inc. 6.00% 11/30/2065	1,681	1,661
Versant Media Group, Inc. 7.25% 1/30/2031 (f)	1,445	1,492
WarnerMedia Holdings, Inc. 3.755% 3/15/2027	2,163	2,152
WarnerMedia Holdings, Inc. 4.054% 3/15/2029	825	803
WarnerMedia Holdings, Inc. 4.279% 3/15/2032	6,050	5,318
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	9,640	6,808
WarnerMedia Holdings, Inc. 5.141% 3/15/2052	1,425	942
		275,790

American Funds Insurance Series	116

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)

Consumer discretionary 0.91%
Alibaba Group Holding, Ltd. 2.125% 2/9/2031	USD501	$455
Alibaba Group Holding, Ltd. 4.50% 11/28/2034	766	757
Alibaba Group Holding, Ltd. 4.00% 12/6/2037	200	184
Amazon.com, Inc. 4.10% 11/20/2030	1,700	1,702
Amazon.com, Inc. 4.65% 11/20/2035	7,700	7,672
Amazon.com, Inc. 5.45% 11/20/2055	6,392	6,243
Asbury Automotive Group, Inc. 4.625% 11/15/2029 (f)	2,115	2,081
Beach Acquisition Bidco, LLC 10.75% PIK or 10.00% Cash 7/15/2033 (f)(g)	7,125	7,871
Carnival Corp. 4.00% 8/1/2028 (f)	2,375	2,341
Carnival Corp. 5.125% 5/1/2029 (f)	1,500	1,517
Carnival Corp. 6.125% 2/15/2033 (f)	1,270	1,312
Daimler Trucks Finance North America, LLC 4.95% 1/13/2028 (f)	6,570	6,672
Daimler Trucks Finance North America, LLC 5.125% 1/19/2028 (f)	604	616
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028 (f)	1,350	1,285
Daimler Trucks Finance North America, LLC 5.125% 9/25/2029 (f)	3,281	3,370
Daimler Trucks Finance North America, LLC 5.25% 1/13/2030 (f)	8,140	8,387
Flutter Treasury DAC 5.875% 6/4/2031 (f)	5,937	6,023
Flutter Treasury DAC 6.125% 6/4/2031	GBP1,700	2,312
Ford Motor Credit Co., LLC 6.798% 11/7/2028	USD2,111	2,215
Ford Motor Credit Co., LLC 5.80% 3/8/2029	3,385	3,460
Ford Motor Credit Co., LLC 5.875% 11/7/2029	6,830	7,014
Ford Motor Credit Co., LLC 5.73% 9/5/2030	6,818	6,926
Ford Motor Credit Co., LLC 6.532% 3/19/2032	4,600	4,813
Ford Motor Credit Co., LLC 7.122% 11/7/2033	1,425	1,531
Ford Motor Credit Co., LLC 6.125% 3/8/2034	10,930	11,111
Ford Motor Credit Co., LLC 6.50% 2/7/2035	4,800	4,975
Ford Motor Credit Co., LLC 5.869% 10/31/2035	16,021	15,829
General Motors Financial Co., Inc. 5.35% 1/7/2030	10,705	11,058
General Motors Financial Co., Inc. 5.90% 1/7/2035	5,417	5,651
Great Canadian Gaming Corp. 8.75% 11/15/2029 (f)	3,525	3,563
Group 1 Automotive, Inc. 6.375% 1/15/2030 (f)	1,385	1,428
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031 (f)	1,885	1,806
Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029 (f)	3,580	3,480
Home Depot, Inc. 1.50% 9/15/2028	3,000	2,832
Home Depot, Inc. 3.90% 12/6/2028	825	828
Home Depot, Inc. 2.95% 6/15/2029	1,174	1,136
Home Depot, Inc. 1.875% 9/15/2031	3,000	2,646
Home Depot, Inc. 4.50% 12/6/2048	428	370
Home Depot, Inc. 5.30% 6/25/2054	3,000	2,872
Hyatt Hotels Corp. 5.05% 3/30/2028	3,726	3,796
Hyatt Hotels Corp. 5.75% 3/30/2032	3,520	3,690
Hyundai Capital America 1.50% 6/15/2026 (f)	762	753
Hyundai Capital America 5.45% 6/24/2026 (f)	3,905	3,929
Hyundai Capital America 4.875% 6/23/2027 (f)	1,334	1,349
Hyundai Capital America 5.275% 6/24/2027 (f)	6,273	6,381
Hyundai Capital America 2.375% 10/15/2027 (f)	2,311	2,244
Hyundai Capital America 4.90% 6/23/2028 (f)	4,992	5,071
Hyundai Capital America 2.10% 9/15/2028 (f)	2,756	2,608
Hyundai Capital America 5.30% 1/8/2030 (f)	10,081	10,392
Hyundai Capital America 5.10% 6/24/2030 (f)	4,980	5,098
Hyundai Capital America 5.40% 1/8/2031 (f)	991	1,024
International Game Technology PLC 5.25% 1/15/2029 (f)	2,445	2,448
KB Home 7.25% 7/15/2030	1,295	1,339
LCM Investments Holdings II, LLC 4.875% 5/1/2029 (f)	440	434
LCM Investments Holdings II, LLC 8.25% 8/1/2031 (f)	1,025	1,085
Lithia Motors, Inc. 3.875% 6/1/2029 (f)	2,900	2,806
Lithia Motors, Inc. 4.375% 1/15/2031 (f)	1,025	986
Marriott International, Inc. 4.90% 4/15/2029	1,207	1,236
Marriott International, Inc. 2.75% 10/15/2033	2,500	2,188
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029 (f)	528	505

117	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Consumer discretionary (continued)
McDonald’s Corp. 4.60% 9/9/2032	USD642	$654
Melco Resorts Finance, Ltd. 5.75% 7/21/2028 (f)	1,710	1,711
Newell Brands, Inc. 8.50% 6/1/2028 (f)	715	751
Newell Brands, Inc. 6.625% 9/15/2029	1,850	1,846
Newell Brands, Inc. 6.375% 5/15/2030	535	523
Newell Brands, Inc. 6.625% 5/15/2032	385	374
Newell Brands, Inc. 7.375% 4/1/2036	1,025	964
Newell Brands, Inc. 7.50% 4/1/2046	475	397
Nissan Motor Acceptance Corp. 1.85% 9/16/2026 (f)	320	313
Nissan Motor Co., Ltd. 7.50% 7/17/2030 (f)	1,940	2,037
Nissan Motor Co., Ltd. 7.75% 7/17/2032 (f)	1,600	1,701
Nissan Motor Co., Ltd. 8.125% 7/17/2035 (f)	1,220	1,297
Party City Holdings, Inc. 0% 8/27/2030 (c)	1,355	27
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027 (f)	910	917
Royal Caribbean Cruises, Ltd. 6.00% 2/1/2033 (f)	1,030	1,059
Royal Caribbean Cruises, Ltd. 5.375% 1/15/2036	6,767	6,798
Sally Holdings, LLC 6.75% 3/1/2032	920	962
Sands China, Ltd. 2.30% 3/8/2027	1,859	1,817
Scientific Games Holdings, LP 6.625% 3/1/2030 (f)	530	471
Starbucks Corp. 5.00% 2/15/2034	1,457	1,489
Starbucks Corp. 5.40% 5/15/2035	2,997	3,118
Toyota Motor Credit Corp. 0.80% 1/9/2026	384	384
Toyota Motor Credit Corp. 1.90% 1/13/2027	2,240	2,199
Travel + Leisure Co. 4.50% 12/1/2029 (f)	2,100	2,057
Universal Entertainment Corp. 9.875% 8/1/2029 (f)	1,475	1,449
		251,021

Health care 0.80%
1261229 B.C., Ltd. 10.00% 4/15/2032 (f)	5,606	5,834
AbbVie, Inc. 5.20% 3/15/2035	3,056	3,166
AbbVie, Inc. 5.40% 3/15/2054	4,085	3,975
AbbVie, Inc. 5.60% 3/15/2055	2,261	2,268
AdaptHealth, LLC 6.125% 8/1/2028 (f)	545	551
AdaptHealth, LLC 4.625% 8/1/2029 (f)	1,990	1,937
AdaptHealth, LLC 5.125% 3/1/2030 (f)	945	926
Amgen, Inc. 5.25% 3/2/2030	129	134
Amgen, Inc. 5.25% 3/2/2033	4,050	4,194
Amgen, Inc. 5.60% 3/2/2043	1,500	1,510
Amgen, Inc. 5.65% 3/2/2053	2,464	2,414
Amgen, Inc. 4.40% 2/22/2062	1,521	1,190
Amgen, Inc. 5.75% 3/2/2063	231	226
AstraZeneca Finance, LLC 1.75% 5/28/2028	1,677	1,603
AstraZeneca Finance, LLC 4.90% 2/26/2031	1,658	1,717
AstraZeneca Finance, LLC 2.25% 5/28/2031	665	606
AstraZeneca Finance, LLC 5.00% 2/26/2034	3,181	3,293
Bausch Health Americas, Inc. 8.50% 1/31/2027 (f)	4,000	3,964
Bausch Health Cos., Inc. 4.875% 6/1/2028 (f)	1,236	1,107
Bausch Health Cos., Inc. 11.00% 9/30/2028 (f)	620	643
Bausch Health Cos., Inc. 5.25% 2/15/2031 (f)	1,000	656
Baxter International, Inc. 1.915% 2/1/2027	2,061	2,012
Baxter International, Inc. 2.272% 12/1/2028	3,180	3,003
Baxter International, Inc. 4.45% 2/15/2029	259	260
Baxter International, Inc. 4.90% 12/15/2030	941	949
Baxter International, Inc. 5.65% 12/15/2035	682	690
Bayer US Finance, LLC 6.125% 11/21/2026 (f)	5,419	5,498
Bayer US Finance, LLC 6.25% 1/21/2029 (f)	3,092	3,254
Bristol-Myers Squibb Co. 5.10% 2/22/2031	187	195
Bristol-Myers Squibb Co. 5.20% 2/22/2034	825	858

American Funds Insurance Series	118

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Health care (continued)
CHS / Community Health Systems, Inc. 6.00% 1/15/2029 (f)	USD1,750	$1,756
CHS / Community Health Systems, Inc. 10.875% 1/15/2032 (f)	257	281
Cigna Group (The) 5.25% 1/15/2036	7,390	7,528
Cigna Group (The) 6.00% 1/15/2056	4,957	5,101
CVS Health Corp. 5.00% 1/30/2029	3,831	3,913
CVS Health Corp. 5.40% 6/1/2029	4,144	4,294
CVS Health Corp. 5.55% 6/1/2031	3,039	3,182
CVS Health Corp. 5.70% 6/1/2034	4,053	4,249
CVS Health Corp. 6.20% 9/15/2055	4,630	4,704
DaVita, Inc. 3.75% 2/15/2031 (f)	2,865	2,653
DaVita, Inc. 6.875% 9/1/2032 (f)	810	844
DaVita, Inc. 6.75% 7/15/2033 (f)	1,600	1,660
Elevance Health, Inc. 5.20% 2/15/2035	610	624
Elevance Health, Inc. 5.125% 2/15/2053	308	279
Elevance Health, Inc. 5.70% 9/15/2055	7,000	6,863
Eli Lilly and Co. 5.10% 2/12/2035	8,075	8,351
Endo Finance Holdings, Inc. 8.50% 4/15/2031 (f)	2,200	2,328
GE HealthCare Technologies, Inc. 4.80% 8/14/2029	1,522	1,556
Gilead Sciences, Inc. 5.25% 10/15/2033	2,642	2,777
Gilead Sciences, Inc. 5.10% 6/15/2035	500	513
Humana, Inc. 5.375% 4/15/2031	2,862	2,960
Humana, Inc. 5.55% 5/1/2035	6,289	6,424
Humana, Inc. 5.75% 4/15/2054	1,359	1,284
Insulet Corp. 6.50% 4/1/2033 (f)	2,885	3,018
Medline Borrower, LP 6.25% 4/1/2029 (f)	2,050	2,122
Medtronic Global Holdings S.C.A. 4.25% 3/30/2028	1,983	1,998
Molina Healthcare, Inc. 4.375% 6/15/2028 (f)	545	536
Novant Health, Inc. 3.168% 11/1/2051	3,360	2,246
Novartis Capital Corp. 2.00% 2/14/2027	570	560
Owens & Minor, Inc. 4.50% 3/31/2029 (f)	6,269	4,260
Owens & Minor, Inc. 6.625% 4/1/2030 (f)	2,300	1,470
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	1,000	947
Radiology Partners, Inc. 8.50% 7/15/2032 (f)	4,445	4,649
Roche Holdings, Inc. 4.203% 9/9/2029 (f)	3,450	3,476
Roche Holdings, Inc. 4.592% 9/9/2034 (f)	2,244	2,240
Summa Health 3.511% 11/15/2051	1,483	1,200
Takeda U.S. Financing, Inc. 5.20% 7/7/2035	8,987	9,158
Takeda U.S. Financing, Inc. 5.90% 7/7/2055	656	664
Tenet Healthcare Corp. 4.625% 6/15/2028	645	649
Tenet Healthcare Corp. 4.25% 6/1/2029	1,975	1,947
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	5,360	5,310
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	11,995	12,140
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031	2,000	2,305
UnitedHealth Group, Inc. 4.95% 1/15/2032	5,863	6,012
UnitedHealth Group, Inc. 5.15% 7/15/2034	3,650	3,740
UnitedHealth Group, Inc. 5.30% 6/15/2035	5,621	5,822
UnitedHealth Group, Inc. 5.625% 7/15/2054	5,400	5,303
UnitedHealth Group, Inc. 5.95% 6/15/2055	4,549	4,674
Viatris, Inc. 4.00% 6/22/2050	2,937	1,957
		221,160

Information technology 0.67%
Accenture Capital, Inc. 4.25% 10/4/2031	4,734	4,740
Accenture Capital, Inc. 4.50% 10/4/2034	4,453	4,393
Amphenol Corp. 3.90% 11/15/2028	1,500	1,499
Amphenol Corp. 4.40% 2/15/2033	743	735
Amphenol Corp. 4.625% 2/15/2036	12,046	11,806
Amphenol Corp. 5.30% 11/15/2055	5,758	5,505

119	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Information technology (continued)
ams-OSRAM AG 12.25% 3/30/2029 (f)	USD1,340	$1,430
Analog Devices, Inc. 5.05% 4/1/2034	1,148	1,187
Analog Devices, Inc. 5.30% 4/1/2054	1,579	1,521
Broadcom, Inc. 5.20% 7/15/2035	190	195
Broadcom, Inc. 3.137% 11/15/2035 (f)	600	517
Broadcom, Inc. 4.90% 2/15/2038	6,167	6,049
Cisco Systems, Inc. 5.10% 2/24/2035	8,669	8,911
Cloud Software Group, Inc. 6.50% 3/31/2029 (f)	4,125	4,182
Cloud Software Group, Inc. 9.00% 9/30/2029 (f)	3,750	3,908
Cloud Software Group, Inc. 8.25% 6/30/2032 (f)	2,975	3,111
CommScope Technologies, LLC 5.00% 3/15/2027 (f)	5,703	5,694
CommScope, LLC 8.25% 3/1/2027 (f)	1,527	1,540
CommScope, LLC 7.125% 7/1/2028 (f)	1,973	1,985
CommScope, LLC 9.50% 12/15/2031 (f)	325	329
Diebold Nixdorf, Inc. 7.75% 3/31/2030 (f)	7,575	8,080
Fair Isaac Corp. 4.00% 6/15/2028 (f)	1,050	1,039
Fair Isaac Corp. 6.00% 5/15/2033 (f)	3,925	4,044
Gen Digital, Inc. 6.25% 4/1/2033 (f)	1,375	1,424
Hughes Satellite Systems Corp. 5.25% 8/1/2026	12,971	12,405
Hughes Satellite Systems Corp. 6.625% 8/1/2026	9,228	8,437
Intel Corp. 3.05% 8/12/2051	3,212	1,977
Intel Corp. 5.60% 2/21/2054	6,636	6,131
Microchip Technology, Inc. 5.05% 3/15/2029	2,688	2,744
NCR Atleos Corp. 9.50% 4/1/2029 (f)	4,144	4,500
Oracle Corp. 5.25% 2/3/2032	493	493
Oracle Corp. 5.50% 8/3/2035	647	634
Oracle Corp. 5.20% 9/26/2035	7,845	7,519
Oracle Corp. 5.875% 9/26/2045	280	253
Oracle Corp. 6.00% 8/3/2055	4,451	3,929
Oracle Corp. 5.95% 9/26/2055	4,112	3,646
Oracle Corp. 6.10% 9/26/2065	3,733	3,295
Pagaya US Holding Co., LLC 8.875% 8/1/2030 (f)	3,700	3,231
Roper Technologies, Inc. 5.10% 9/15/2035	357	360
Shift4 Payments, LLC 6.75% 8/15/2032 (f)	2,400	2,479
Synopsys, Inc. 5.15% 4/1/2035	4,181	4,251
Synopsys, Inc. 5.70% 4/1/2055	2,521	2,503
Texas Instruments, Inc. 4.60% 2/8/2029	2,222	2,271
Texas Instruments, Inc. 4.85% 2/8/2034	1,203	1,234
Texas Instruments, Inc. 5.10% 5/23/2035	4,500	4,642
Texas Instruments, Inc. 5.15% 2/8/2054	4,750	4,495
UKG, Inc. 6.875% 2/1/2031 (f)	950	977
Unisys Corp. 10.625% 1/15/2031 (f)	1,228	1,259
Viasat, Inc. 5.625% 4/15/2027 (f)	6,733	6,748
Viasat, Inc. 6.50% 7/15/2028 (f)	1,900	1,849
Viasat, Inc. 7.50% 5/30/2031 (f)	3,626	3,452
Wolfspeed, Inc. 4.00% PIK and 9.875% Cash 6/23/2030 (e)(g)	945	1,030
WULF Compute, LLC 7.75% 10/15/2030 (f)	2,770	2,856
X.AI Corp. 12.50% 6/30/2030	2,485	2,651
		186,075

Energy 0.54%
Antero Midstream Partners, LP 5.375% 6/15/2029 (f)	2,390	2,392
Antero Midstream Partners, LP 6.625% 2/1/2032 (f)	175	181
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029 (f)	1,270	1,278
Ascent Resources Utica Holdings, LLC 6.625% 10/15/2032 (f)	510	529
Ascent Resources Utica Holdings, LLC 6.625% 7/15/2033 (f)	430	445
Borr IHC, Ltd. 10.00% 11/15/2028 (f)	2,960	2,979
Borr IHC, Ltd. 10.375% 11/15/2030 (f)	203	203

American Funds Insurance Series	120

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Energy (continued)
Canadian Natural Resources, Ltd. 4.95% 6/1/2047	USD1,397	$1,235
Chord Energy Corp. 6.75% 3/15/2033 (f)	1,325	1,371
Civitas Resources, Inc. 5.00% 10/15/2026 (f)	480	480
Civitas Resources, Inc. 8.375% 7/1/2028 (f)	2,780	2,868
Civitas Resources, Inc. 8.625% 11/1/2030 (f)	525	551
Civitas Resources, Inc. 8.75% 7/1/2031 (f)	735	763
CNX Midstream Partners, LP 4.75% 4/15/2030 (f)	1,055	1,028
CNX Resources Corp. 6.00% 1/15/2029 (f)	2,675	2,696
CNX Resources Corp. 7.375% 1/15/2031 (f)	553	575
CNX Resources Corp. 7.25% 3/1/2032 (f)	1,180	1,233
Constellation Oil Services Holding SA 9.375% 11/7/2029 (f)	2,320	2,415
Crescent Energy Finance, LLC 7.625% 4/1/2032 (f)	1,510	1,465
Crescent Energy Finance, LLC 7.375% 1/15/2033 (f)	1,210	1,149
Devon Energy Corp. 5.20% 9/15/2034	1,933	1,925
Devon Energy Corp. 5.75% 9/15/2054	7,476	6,874
Diamondback Energy, Inc. 5.75% 4/18/2054	2,481	2,347
Enbridge, Inc. 3.70% 7/15/2027	56	56
Enterprise Products Operating, LLC 5.05% 1/10/2026	3,153	3,153
Enterprise Products Operating, LLC 5.20% 1/15/2036	987	1,005
Enterprise Products Operating, LLC 4.90% 5/15/2046	448	406
EOG Resources, Inc. 4.40% 7/15/2028	410	415
EOG Resources, Inc. 5.65% 12/1/2054	3,079	3,014
EQT Corp. 7.50% 6/1/2030	642	707
EQT Corp. 4.75% 1/15/2031	1,635	1,646
Equinor ASA 4.25% 11/23/2041	1,792	1,593
Expand Energy Corp. 4.875% 4/15/2022 (n)	7,225	1
Expand Energy Corp. 5.875% 2/1/2029 (f)	790	790
Expand Energy Corp. 5.375% 3/15/2030	1,645	1,668
Expand Energy Corp. 4.75% 2/1/2032	810	799
Exxon Mobil Corp. 2.44% 8/16/2029	213	204
Exxon Mobil Corp. 3.452% 4/15/2051	555	399
Genesis Energy, LP 7.75% 2/1/2028	350	352
Genesis Energy, LP 8.25% 1/15/2029	670	702
Genesis Energy, LP 8.875% 4/15/2030	884	934
Genesis Energy, LP 7.875% 5/15/2032	1,120	1,168
Harvest Midstream I, LP 7.50% 9/1/2028 (f)	420	427
Harvest Midstream I, LP 7.50% 5/15/2032 (f)	190	198
Hess Midstream Operations, LP 5.875% 3/1/2028 (f)	750	767
Hess Midstream Operations, LP 5.125% 6/15/2028 (f)	1,655	1,663
Hess Midstream Operations, LP 4.25% 2/15/2030 (f)	960	942
Hess Midstream Operations, LP 5.50% 10/15/2030 (f)	400	407
Hilcorp Energy I, LP 6.00% 4/15/2030 (f)	465	454
Hilcorp Energy I, LP 6.00% 2/1/2031 (f)	540	515
Hilcorp Energy I, LP 8.375% 11/1/2033 (f)	475	487
Matador Resources Co. 6.50% 4/15/2032 (f)	1,325	1,345
MPLX, LP 4.125% 3/1/2027	448	448
MPLX, LP 5.40% 9/15/2035	1,329	1,339
Nabors Industries, Inc. 9.125% 1/31/2030 (f)	1,745	1,831
New Fortress Energy, Inc. 6.50% 9/30/2026 (f)	1,375	106
NFE Financing, LLC 12.00% 11/15/2029 (f)(n)	20,423	5,923
Northern Oil and Gas, Inc. 8.75% 6/15/2031 (f)	300	303
Northern Oil and Gas, Inc. 7.875% 10/15/2033 (f)	725	706
Occidental Petroleum Corp. 6.60% 3/15/2046	2,268	2,353
Occidental Petroleum Corp. 6.05% 10/1/2054	6,482	6,203
Permian Resources Operating, LLC 9.875% 7/15/2031 (f)	586	632
Permian Resources Operating, LLC 7.00% 1/15/2032 (f)	1,020	1,067
Permian Resources Operating, LLC 6.25% 2/1/2033 (f)	800	821
Petrobras Global Finance BV 5.125% 9/10/2030	5,550	5,446
Petroleos Mexicanos 6.84% 1/23/2030	1,925	1,956
Petroleos Mexicanos 5.95% 1/28/2031	1,925	1,864

121	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Energy (continued)
Petroleos Mexicanos 6.50% 6/2/2041	USD41	$36
Petroleos Mexicanos 6.375% 1/23/2045	16	13
Petroleos Mexicanos 6.75% 9/21/2047	139	114
Petroleos Mexicanos 6.35% 2/12/2048	23	18
Petroleos Mexicanos 7.69% 1/23/2050	2,548	2,285
Petroleos Mexicanos 6.95% 1/28/2060	163	133
Plains All American Pipeline, LP 3.80% 9/15/2030	101	98
Saudi Arabian Oil Co. 5.75% 7/17/2054 (f)	3,799	3,711
Seadrill Finance, Ltd. 8.375% 8/1/2030 (f)	625	650
South Bow USA Infrastructure Holdings, LLC 5.026% 10/1/2029	1,668	1,693
Sunoco, LP 5.875% 7/15/2027 (f)	1,550	1,559
Sunoco, LP 7.00% 9/15/2028 (f)	1,475	1,527
Sunoco, LP 4.50% 5/15/2029	925	909
Sunoco, LP 4.50% 4/30/2030	1,105	1,080
Sunoco, LP 4.625% 5/1/2030 (f)	510	496
Sunoco, LP 5.625% 3/15/2031 (f)	550	554
Sunoco, LP 6.25% 7/1/2033 (f)	530	543
Sunoco, LP 5.875% 3/15/2034 (f)	580	580
Sunoco, LP 7.875% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 4.23% on 9/18/2030) (f)(l)	1,470	1,511
Talos Production, Inc. 9.00% 2/1/2029 (f)	500	521
Talos Production, Inc. 9.375% 2/1/2031 (f)	85	89
TGS ASA 8.50% 1/15/2030 (f)	1,235	1,294
Tidewater, Inc. 9.125% 7/15/2030 (f)	445	478
TotalEnergies Capital SA 5.275% 9/10/2054	3,750	3,527
TransCanada Pipelines, Ltd. 4.25% 5/15/2028	977	979
TransCanada Pipelines, Ltd. 4.10% 4/15/2030	536	530
Transocean International, Ltd. 7.875% 10/15/2032 (f)	1,125	1,180
Transocean Titan Financing, Ltd. 8.375% 2/1/2028 (f)	358	366
Transocean, Inc. 8.50% 5/15/2031 (f)	2,000	1,982
Valero Energy Corp. 4.00% 4/1/2029	3,584	3,558
Venture Global LNG, Inc. 8.125% 6/1/2028 (f)	3,625	3,674
Venture Global LNG, Inc. 8.375% 6/1/2031 (f)	3,680	3,662
Venture Global LNG, Inc. 9.00% junior subordinated perpetual preferred bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.44% on 9/30/2029) (f)(l)	2,000	1,581
Venture Global Plaquemines LNG, LLC 6.125% 12/15/2030 (f)	925	942
Venture Global Plaquemines LNG, LLC 6.50% 1/15/2034 (f)	5,730	5,872
Venture Global Plaquemines LNG, LLC 6.75% 1/15/2036 (f)	2,035	2,085
Weatherford International, Ltd. 8.625% 4/30/2030 (f)	3,298	3,383
Weatherford International, Ltd. 6.75% 10/15/2033 (f)	3,030	3,105
		150,515

Industrials 0.49%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026 (f)	167	168
Albion Financing 1 SARL 7.00% 5/21/2030 (f)	3,525	3,693
Axon Enterprise, Inc. 6.125% 3/15/2030 (f)	5,175	5,355
Axon Enterprise, Inc. 6.25% 3/15/2033 (f)	5,835	6,095
BAE Systems PLC 5.125% 3/26/2029 (f)	3,403	3,502
BAE Systems PLC 5.25% 3/26/2031 (f)	2,663	2,769
BAE Systems PLC 5.30% 3/26/2034 (f)	2,772	2,872
BAE Systems PLC 5.50% 3/26/2054 (f)	599	603
Boeing Co. (The) 3.10% 5/1/2026	251	250
Boeing Co. (The) 3.25% 2/1/2028	2,000	1,968
Boeing Co. (The) 5.15% 5/1/2030	945	971
Boeing Co. (The) 3.625% 2/1/2031	178	171
Boeing Co. (The) 6.388% 5/1/2031	227	246
Boeing Co. (The) 3.60% 5/1/2034	2,500	2,276
Boeing Co. (The) 6.528% 5/1/2034	6,029	6,672

American Funds Insurance Series	122

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Industrials (continued)
Boeing Co. (The) 5.805% 5/1/2050	USD3,605	$3,551
Boeing Co. (The) 6.858% 5/1/2054	2,113	2,375
Boeing Co. (The) 7.008% 5/1/2064	1,301	1,484
Brink’s Co. (The) 4.625% 10/15/2027 (f)	2,385	2,386
Brink’s Co. (The) 6.50% 6/15/2029 (f)	485	502
Brink’s Co. (The) 6.75% 6/15/2032 (f)	850	890
Canadian Pacific Railway Co. 1.75% 12/2/2026	1,385	1,358
Canadian Pacific Railway Co. 5.20% 3/30/2035	2,705	2,786
Canadian Pacific Railway Co. 3.00% 12/2/2041	209	157
Canadian Pacific Railway Co. 3.10% 12/2/2051	653	434
Carpenter Technology Corp. 5.625% 3/1/2034 (f)	1,795	1,825
Chart Industries, Inc. 7.50% 1/1/2030 (f)	1,347	1,406
CSX Corp. 4.25% 3/15/2029	1,062	1,072
CSX Corp. 5.05% 6/15/2035	6,111	6,218
FTAI Aviation Investors, LLC 5.50% 5/1/2028 (f)	1,540	1,545
General Electric Co. 4.90% 1/29/2036	1,627	1,653
Herc Holdings, Inc. 7.00% 6/15/2030 (f)	1,510	1,590
Herc Holdings, Inc. 7.25% 6/15/2033 (f)	505	536
Icahn Enterprises, LP 4.375% 2/1/2029	2,500	2,166
L3Harris Technologies, Inc. 5.40% 7/31/2033	4,059	4,229
Lockheed Martin Corp. 5.70% 11/15/2054	1,657	1,675
Norfolk Southern Corp. 4.45% 3/1/2033	1,515	1,511
Norfolk Southern Corp. 5.10% 5/1/2035	2,842	2,912
Norfolk Southern Corp. 3.05% 5/15/2050	2,746	1,813
Norfolk Southern Corp. 5.35% 8/1/2054	4,136	3,954
Northrop Grumman Corp. 3.25% 1/15/2028	3,132	3,093
OneSky Flight, LLC 8.875% 12/15/2029 (f)	1,125	1,205
Otis Worldwide Corp. 2.293% 4/5/2027	1,913	1,875
Paychex, Inc. 5.60% 4/15/2035	427	447
QXO Building Products, Inc. 6.75% 4/30/2032 (f)	1,455	1,521
Reworld Holding Corp. 4.875% 12/1/2029 (f)	1,035	996
RTX Corp. 5.15% 2/27/2033	2,669	2,758
RTX Corp. 5.375% 2/27/2053	3,950	3,816
Science Applications International Corp. 5.875% 11/1/2033 (f)	480	487
Siemens Funding BV 5.80% 5/28/2055 (f)	6,288	6,588
Siemens Funding BV 5.90% 5/28/2065 (f)	5,581	5,861
Standard Building Solutions, Inc. 6.25% 8/1/2033 (f)	2,480	2,535
Texas Combined Tirz I, LLC 0% 12/7/2062 (c)(f)	393	393
TransDigm, Inc. 6.625% 3/1/2032 (f)	1,485	1,547
TransDigm, Inc. 6.25% 1/31/2034 (f)	4,100	4,257
TransDigm, Inc. 6.75% 1/31/2034 (f)	2,625	2,736
Union Pacific Corp. 2.40% 2/5/2030	2,163	2,026
Union Pacific Corp. 5.10% 2/20/2035	2,865	2,958
Union Pacific Corp. 3.50% 2/14/2053	42	30
Union Pacific Corp. 5.60% 12/1/2054	2,614	2,609
Union Pacific Corp. 3.839% 3/20/2060	546	395
Union Pacific Corp. 3.799% 4/6/2071	545	375
		136,147

Consumer staples 0.37%
7-Eleven, Inc. 0.95% 2/10/2026 (f)	739	736
Albertsons Cos., Inc. 4.875% 2/15/2030 (f)	1,000	993
Albertsons Cos., Inc. 5.50% 3/31/2031 (f)	2,960	2,995
Albertsons Cos., Inc. 5.75% 3/31/2034 (f)	2,750	2,765
B&G Foods, Inc. 5.25% 9/15/2027	2,090	2,049
B&G Foods, Inc. 8.00% 9/15/2028 (f)	2,010	1,980
BAT Capital Corp. 6.343% 8/2/2030	124	134
BAT Capital Corp. 4.625% 3/22/2033	2,026	2,015

123	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Consumer staples (continued)
BAT Capital Corp. 6.421% 8/2/2033	USD134	$148
BAT Capital Corp. 5.625% 8/15/2035	631	658
BAT Capital Corp. 4.54% 8/15/2047	627	521
BAT Capital Corp. 6.25% 8/15/2055	6,250	6,482
Campbell’s Co. (The) 4.75% 3/23/2035	952	920
Coca-Cola Co. 1.00% 3/15/2028	842	795
Constellation Brands, Inc. 3.60% 2/15/2028	560	555
Constellation Brands, Inc. 2.25% 8/1/2031	1,333	1,183
Coty, Inc. 5.60% 1/15/2031 (f)	507	512
Fiesta Purchaser, Inc. 9.625% 9/15/2032 (f)	400	420
Imperial Brands Finance PLC 4.50% 6/30/2028 (f)	1,400	1,412
Imperial Brands Finance PLC 5.625% 7/1/2035 (f)	2,250	2,314
Imperial Brands Finance PLC 6.375% 7/1/2055 (f)	2,101	2,148
J. M. Smucker Co. (The) 5.90% 11/15/2028	2,385	2,500
J. M. Smucker Co. (The) 6.20% 11/15/2033	1,554	1,685
J. M. Smucker Co. (The) 6.50% 11/15/2043	229	246
J. M. Smucker Co. (The) 6.50% 11/15/2053	806	873
Mars, Inc. 4.80% 3/1/2030 (f)	3,408	3,483
Mars, Inc. 5.00% 3/1/2032 (f)	1,855	1,913
Mars, Inc. 5.20% 3/1/2035 (f)	385	396
Mars, Inc. 5.70% 5/1/2055 (f)	6,678	6,657
Mondelez International, Inc. 5.125% 5/6/2035	2,176	2,227
Philip Morris International, Inc. 5.125% 11/17/2027	319	326
Philip Morris International, Inc. 4.875% 2/15/2028	623	635
Philip Morris International, Inc. 4.625% 11/1/2029	703	716
Philip Morris International, Inc. 5.625% 11/17/2029	154	162
Philip Morris International, Inc. 5.125% 2/15/2030	433	448
Philip Morris International, Inc. 5.125% 2/13/2031	2,275	2,359
Philip Morris International, Inc. 4.75% 11/1/2031	6,194	6,328
Philip Morris International, Inc. 4.25% 10/29/2032	770	758
Philip Morris International, Inc. 4.90% 11/1/2034	6,755	6,812
Philip Morris International, Inc. 4.875% 4/30/2035	6,407	6,431
Philip Morris International, Inc. 4.625% 10/29/2035	5,859	5,735
Post Holdings, Inc. 4.625% 4/15/2030 (f)	2,886	2,813
Post Holdings, Inc. 6.25% 2/15/2032 (f)	13,279	13,660
Prestige Brands, Inc. 3.75% 4/1/2031 (f)	1,115	1,045
Reynolds American, Inc. 5.85% 8/15/2045	2,030	2,004
		101,947

Real estate 0.35%
Alexandria Real Estate Equities, Inc. 3.80% 4/15/2026	282	282
Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028	1,093	1,089
Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029	1,738	1,632
Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031	1,183	1,107
Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033	3,670	3,011
Alexandria Real Estate Equities, Inc. 4.85% 4/15/2049	367	311
American Tower Corp. 1.45% 9/15/2026	246	242
American Tower Corp. 3.55% 7/15/2027	1,277	1,268
American Tower Corp. 3.60% 1/15/2028	896	888
American Tower Corp. 1.50% 1/31/2028	2,240	2,128
American Tower Corp. 2.30% 9/15/2031	1,344	1,194
American Tower Corp. 2.95% 1/15/2051	1,792	1,146
Anywhere Real Estate Group, LLC 5.75% 1/15/2029 (f)	3,040	2,955
Anywhere Real Estate Group, LLC 7.00% 4/15/2030 (f)	1,975	1,975
Boston Properties, LP 6.50% 1/15/2034	2,223	2,395
Boston Properties, LP 5.75% 1/15/2035	3,143	3,234
Extra Space Storage, LP 2.35% 3/15/2032	1,241	1,087
Howard Hughes Corp. (The) 5.375% 8/1/2028 (f)	1,705	1,713

American Funds Insurance Series	124

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Real estate (continued)
Howard Hughes Corp. (The) 4.125% 2/1/2029 (f)	USD2,855	$2,777
Howard Hughes Corp. (The) 4.375% 2/1/2031 (f)	3,900	3,716
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031	2,152	1,883
Iron Mountain, Inc. 5.25% 7/15/2030 (f)	3,785	3,742
Iron Mountain, Inc. 4.50% 2/15/2031 (f)	2,650	2,528
Ladder Capital Finance Holdings LLLP 5.50% 8/1/2030	1,884	1,929
MPT Operating Partnership, LP 5.00% 10/15/2027	5,137	4,979
MPT Operating Partnership, LP 4.625% 8/1/2029	630	528
MPT Operating Partnership, LP 8.50% 2/15/2032 (f)	3,968	4,240
Park Intermediate Holdings, LLC 4.875% 5/15/2029 (f)	2,280	2,228
Park Intermediate Holdings, LLC 7.00% 2/1/2030 (f)	1,000	1,030
Piedmont Operating Partnership, LP 5.625% 1/15/2033	101	102
Prologis, LP 4.875% 6/15/2028	1,357	1,390
Prologis, LP 4.75% 6/15/2033	2,359	2,383
Prologis, LP 5.00% 3/15/2034	1,850	1,887
Prologis, LP 5.00% 1/31/2035	1,033	1,048
Public Storage Operating Co. 1.85% 5/1/2028	2,231	2,131
Public Storage Operating Co. 1.95% 11/9/2028	1,816	1,721
Public Storage Operating Co. 2.30% 5/1/2031	644	583
Scentre Group Trust 1 3.75% 3/23/2027 (f)	2,178	2,169
Service Properties Trust 0% 9/30/2027 (f)	1,000	905
Service Properties Trust 5.50% 12/15/2027	655	647
Service Properties Trust 3.95% 1/15/2028	1,815	1,715
Service Properties Trust 8.375% 6/15/2029	4,228	4,254
Service Properties Trust 4.95% 10/1/2029	2,715	2,368
Service Properties Trust 4.375% 2/15/2030	705	598
Service Properties Trust 8.625% 11/15/2031 (f)	6,775	7,130
Service Properties Trust 8.875% 6/15/2032	4,628	4,569
Sun Communities Operating, LP 2.30% 11/1/2028	1,653	1,574
Sun Communities Operating, LP 2.70% 7/15/2031	785	714
Trust 2401 7.70% 1/23/2032 (f)	396	438
Trust Fibra Uno 7.70% 1/23/2032 (f)	789	865
UDR, Inc. 2.95% 9/1/2026	681	677
		97,105

Materials 0.33%
Avient Corp. 7.125% 8/1/2030 (f)	855	884
Avient Corp. 6.25% 11/1/2031 (f)	170	175
BHP Billiton Finance (USA), Ltd. 5.75% 9/5/2055	2,648	2,703
Celanese US Holdings, LLC 6.665% 7/15/2027	1,996	2,059
Celanese US Holdings, LLC 7.05% 11/15/2030	2,501	2,637
Celanese US Holdings, LLC 7.00% 2/15/2031	705	722
Celanese US Holdings, LLC 7.20% 11/15/2033	1,618	1,711
Century Aluminum Co. 6.875% 8/1/2032 (f)	1,300	1,341
Cleveland-Cliffs, Inc. 4.625% 3/1/2029 (f)	3,625	3,573
Cleveland-Cliffs, Inc. 6.875% 11/1/2029 (f)	1,650	1,710
Cleveland-Cliffs, Inc. 6.75% 4/15/2030 (f)	2,275	2,342
Cleveland-Cliffs, Inc. 4.875% 3/1/2031 (f)	775	747
Cleveland-Cliffs, Inc. 7.50% 9/15/2031 (f)	2,000	2,111
Cleveland-Cliffs, Inc. 7.00% 3/15/2032 (f)	2,695	2,766
Cleveland-Cliffs, Inc. 7.625% 1/15/2034 (f)	900	941
Consolidated Energy Finance SA 12.00% 2/15/2031 (f)	1,480	1,048
Dow Chemical Co. (The) 4.80% 1/15/2031	1,290	1,283
Dow Chemical Co. (The) 5.35% 3/15/2035	1,735	1,720
Dow Chemical Co. (The) 5.65% 3/15/2036	920	917
Dow Chemical Co. (The) 4.80% 5/15/2049	435	343
Dow Chemical Co. (The) 3.60% 11/15/2050	1,057	683
Dow Chemical Co. (The) 5.95% 3/15/2055	4,720	4,299

125	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Materials (continued)
First Quantum Minerals, Ltd. 9.375% 3/1/2029 (f)	USD5,370	$5,661
FXI Holdings, Inc. 16.00% PIK 11/15/2029 (14.00% on 11/15/2028) (f)(g)(l)	2,659	1,516
FXI Holdings, Inc. 11.00% 11/15/2030 (f)	4,548	4,093
International Flavors & Fragrances, Inc. 1.832% 10/15/2027 (f)	1,406	1,350
JH North America Holdings, Inc. 5.875% 1/31/2031 (f)	1,700	1,738
JH North America Holdings, Inc. 6.125% 7/31/2032 (f)	1,335	1,371
Linde, Inc. 1.10% 8/10/2030	2,633	2,314
LYB International Finance III, LLC 5.50% 3/1/2034	778	770
LYB International Finance III, LLC 6.15% 5/15/2035	560	574
LYB International Finance III, LLC 5.875% 1/15/2036	5,842	5,817
Minera Mexico, SA de CV, 5.625% 2/12/2032 (f)	6,734	6,976
Mineral Resources, Ltd. 9.25% 10/1/2028 (f)	945	993
Mineral Resources, Ltd. 8.50% 5/1/2030 (f)	1,525	1,587
Mosaic Co. 4.05% 11/15/2027	941	941
NOVA Chemicals Corp. 4.25% 5/15/2029 (f)	1,270	1,243
NOVA Chemicals Corp. 9.00% 2/15/2030 (f)	3,775	4,036
NOVA Chemicals Corp. 7.00% 12/1/2031 (f)	1,130	1,207
Quikrete Holdings, Inc. 6.75% 3/1/2033 (f)	1,050	1,097
Rio Tinto Finance (USA) PLC 5.25% 3/14/2035	1,339	1,380
Rio Tinto Finance (USA) PLC 5.75% 3/14/2055	3,244	3,312
Sherwin-Williams Co. 5.15% 8/15/2035	473	482
Solstice Advanced Materials, Inc. 5.625% 9/30/2033 (f)	1,290	1,302
Synergy Infrastructure Holdings, LLC 7.875% 12/1/2030 (f)	1,110	1,154
Veritiv Operating Co. 10.50% 11/30/2030 (f)	640	689
Warrior Met Coal, Inc. 7.875% 12/1/2028 (f)	2,212	2,265
Westlake Corp. 4.375% 11/15/2047	448	348
		90,931

Utilities 0.31%
Calpine Corp. 3.75% 3/1/2031 (f)	1,975	1,910
CMS Energy Corp., junior subordinated, 6.50% 6/1/2055 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.961% on 6/1/2035) (l)	1,375	1,415
Commonwealth Edison Co. 4.35% 11/15/2045	972	827
Commonwealth Edison Co. 3.85% 3/15/2052	2,330	1,755
Connecticut Light and Power Co. (The) 4.95% 8/15/2034	1,837	1,856
Consumers Energy Co. 5.05% 5/15/2035	525	534
Duke Energy Florida, LLC 4.85% 12/1/2035	2,725	2,714
Duke Energy Indiana, LLC 3.25% 10/1/2049	850	582
Duke Energy Progress, LLC 3.70% 10/15/2046	457	350
Duke Energy Progress, LLC 2.50% 8/15/2050	202	118
Duke Energy Progress, LLC 2.90% 8/15/2051	91	58
Edison International 4.125% 3/15/2028	1,225	1,212
Edison International 5.25% 11/15/2028	1,537	1,558
Edison International 5.45% 6/15/2029	1,419	1,446
Edison International 6.95% 11/15/2029	2,280	2,430
Edison International 6.25% 3/15/2030	3,493	3,655
Edison International 5.25% 3/15/2032	6,672	6,680
Electricite de France SA 6.25% 5/23/2033 (f)	1,075	1,165
Electricite de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033) (f)(l)	1,475	1,721
Emera US Finance, LP 3.55% 6/15/2026	287	286
Enel Finance International NV 5.00% 9/30/2035 (f)	1,280	1,275
Exelon Corp., junior subordinated, 6.50% 3/15/2055 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.975% on 3/15/2035) (l)	1,000	1,041
FirstEnergy Transmission, LLC 2.866% 9/15/2028 (f)	605	585
Florida Power & Light Co. 4.70% 2/15/2036	1,525	1,511
Florida Power & Light Co. 5.60% 2/15/2066	100	99
Ithaca Energy (North Sea) PLC 8.125% 10/15/2029 (f)	1,000	1,036

American Funds Insurance Series	126

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Utilities (continued)
MidAmerican Energy Co. 5.85% 9/15/2054	USD875	$904
NextEra Energy Capital Holdings, Inc. 4.685% 9/1/2027	700	709
Northern States Power Co. 5.40% 3/15/2054	175	171
Pacific Gas and Electric Co. 2.10% 8/1/2027	125	121
Pacific Gas and Electric Co. 3.00% 6/15/2028	450	437
Pacific Gas and Electric Co. 6.40% 6/15/2033	192	207
Pacific Gas and Electric Co. 6.95% 3/15/2034	4,588	5,106
Pacific Gas and Electric Co. 5.70% 3/1/2035	5,359	5,513
Pacific Gas and Electric Co. 6.00% 8/15/2035	4,962	5,219
Pacific Gas and Electric Co. 3.30% 8/1/2040	90	68
Pacific Gas and Electric Co. 4.95% 7/1/2050	2,744	2,322
Pacific Gas and Electric Co. 3.50% 8/1/2050	206	139
PacifiCorp 5.30% 2/15/2031	1,258	1,296
PacifiCorp 5.45% 2/15/2034	796	808
PacifiCorp 5.35% 12/1/2053	3,298	2,900
PacifiCorp 5.80% 1/15/2055	575	537
Public Service Electric and Gas Co. 3.60% 12/1/2047	548	413
Rockies Express Pipeline, LLC 4.95% 7/15/2029 (f)	2,689	2,685
Southern California Edison Co. 2.85% 8/1/2029	3,988	3,783
Southern California Edison Co. 2.50% 6/1/2031	260	233
Southern California Edison Co. 5.45% 6/1/2031	2,240	2,319
Southern California Edison Co. 5.20% 6/1/2034	2,260	2,273
Southern California Edison Co. 5.75% 4/1/2035	605	625
Southern California Edison Co. 5.35% 7/15/2035	2,688	2,707
Southern California Edison Co. 4.50% 9/1/2040	452	396
Southern California Edison Co. 3.65% 2/1/2050	693	485
Southern California Edison Co. 2.95% 2/1/2051	128	78
Talen Energy Supply, LLC 8.625% 6/1/2030 (f)	400	424
Virginia Electric & Power 2.40% 3/30/2032	2,307	2,055
Wisconsin Electric Power Co. 4.15% 10/15/2030	2,000	2,000
Xcel Energy, Inc. 5.60% 4/15/2035	23	24
XPLR Infrastructure Operating Partners, LP 8.375% 1/15/2031 (f)	1,150	1,209
		85,985
Total corporate bonds and notes		1,978,534
Asset-backed obligations 1.91%
Auto loan 0.84%
American Credit Acceptance Receivables Trust, Series 2024-4, Class A, 4.81% 3/13/2028 (f)(h)	76	76
American Credit Acceptance Receivables Trust, Series 2024-3, Class B, 5.66% 8/14/2028 (f)(h)	1,131	1,133
American Credit Acceptance Receivables Trust, Series 2025-2, Class B, 4.85% 5/14/2029 (f)(h)	232	233
American Credit Acceptance Receivables Trust, Series 2024-3, Class C, 5.73% 7/12/2030 (f)(h)	3,332	3,365
American Credit Acceptance Receivables Trust, Series 2024-4, Class C, 4.91% 8/12/2031 (f)(h)	1,005	1,011
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027 (f)(h)	6,748	6,735
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027 (f)(h)	46	46
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027 (f)(h)	10,410	10,290
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028 (f)(h)	29,013	29,532
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029 (f)(h)	4,960	5,164
BofA Auto Trust, Series 2024-1, Class A3, 5.35% 11/15/2028 (f)(h)	2,074	2,096
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class A2, 4.84% 9/15/2027 (h)	52	52
Bridgecrest Lending Auto Securitization Trust, Series 2024-3, Class A3, 5.34% 4/17/2028 (h)	950	952
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class A3, 4.72% 9/15/2028 (h)	856	858
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class B, 4.77% 8/15/2030 (h)	1,679	1,687
CarMax Auto Owner Trust, Series 2024-2, Class A2A, 5.65% 5/17/2027 (h)	48	48
CarMax Auto Owner Trust, Series 2024-3, Class A3, 4.89% 7/16/2029 (h)	8,604	8,712
CarMax Select Receivables Trust, Series 2024-A, Class A2A, 5.78% 9/15/2027 (h)	193	193
Chase Auto Owner Trust, Series 2024-4A, Class A2, 5.25% 9/27/2027 (f)(h)	359	360
Chase Auto Owner Trust, Series 2024-3, Class A2, 5.53% 9/27/2027 (f)(h)	174	174
Chase Auto Owner Trust, Series 2024-4A, Class A3, 4.94% 7/25/2029 (f)(h)	5,309	5,362

127	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Auto loan (continued)
Chase Auto Owner Trust, Series 2024-3, Class A3, 5.22% 7/25/2029 (f)(h)	USD4,257	$4,308
CPS Auto Receivables Trust, Series 2024-C, Class A, 5.88% 2/15/2028 (f)(h)	161	161
Credit Acceptance Auto Loan Trust, Series 2023-3, Class A, 6.39% 8/15/2033 (f)(h)	1,025	1,030
Enterprise Fleet Financing, LLC, Series 2024-2, Class A2, 5.74% 12/20/2026 (f)(h)	317	318
Enterprise Fleet Financing, LLC, Series 2024-3, Class A2, 5.31% 4/20/2027 (f)(h)	1,744	1,750
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029 (f)(h)	136	136
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/2029 (f)(h)	458	460
Exeter Automobile Receivables Trust, Series 2025-1A, Class A2, 4.70% 9/15/2027 (h)	249	249
Exeter Automobile Receivables Trust, Series 2025-1A, Class A3, 4.67% 8/15/2028 (h)	930	932
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036 (f)(h)	5,998	6,205
Ford Credit Auto Owner Trust, Series 2024-1, Class A, 4.87% 8/15/2036 (f)(h)(i)	13,442	13,799
Ford Credit Floorplan Master Owner Trust, Series 2024-3, Class A1, 4.30% 9/15/2029 (f)(h)	3,235	3,263
Ford Credit Floorplan Master Owner Trust, Series 2025-2, Class A1, 4.06% 9/15/2030 (h)	7,319	7,350
GLS Auto Receivables Trust, Series 2025-2A, Class A2, 4.75% 3/15/2028 (f)(h)	364	365
GLS Auto Select Receivables Trust, Series 2024-4A, Class A2, 4.43% 12/17/2029 (f)(h)	667	669
GLS Auto Select Receivables Trust, Series 2025-1A, Class A2, 4.71% 4/15/2030 (f)(h)	623	628
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036 (f)(h)	8,654	9,090
GM Financial Revolving Receivables Trust, Series 2024-2, Class A, 4.52% 3/11/2037 (f)(h)	6,768	6,887
GM Financial Securitized Term Auto Receivables Trust, Series 2024-1, Class A3, 4.85% 12/18/2028 (h)	1,762	1,774
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028 (f)(h)	4,391	4,291
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/2028 (f)(h)	4,445	4,423
Hertz Vehicle Financing III, LLC, Series 2023-4, Class A, 6.15% 3/25/2030 (f)(h)	4,585	4,807
Hertz Vehicle Financing, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027 (f)(h)	9,236	9,064
Hertz Vehicle Financing, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027 (f)(h)	685	672
Hertz Vehicle Financing, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027 (f)(h)	429	421
Hertz Vehicle Financing, LLC, Series 2024-1A, Class A, 5.44% 1/25/2029 (f)(h)	4,771	4,875
Hertz Vehicle Financing, LLC, Series 2025-1A, Class A, 4.91% 9/25/2029 (f)(h)	1,448	1,467
Hertz Vehicle Financing, LLC, Series 2025-5A, Class A, 4.62% 5/25/2030 (f)(h)	1,610	1,609
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027 (h)	238	239
Hyundai Auto Receivables Trust, Series 2024-A, Class A3, 4.99% 2/15/2029 (h)	3,179	3,207
Hyundai Floorplan Master Owner Trust, Series 2025-1A, Class A, 4.01% 10/15/2030 (f)(h)	3,632	3,636
LAD Auto Receivables Trust, Series 2024-3A, Class A2, 4.64% 11/15/2027 (f)(h)	448	449
LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027 (f)(h)	249	250
LAD Auto Receivables Trust, Series 2024-3A, Class A3, 4.52% 3/15/2029 (f)(h)	954	958
LAD Auto Receivables Trust, Series 2024-3A, Class A4, 4.60% 12/17/2029 (f)(h)	504	509
Santander Drive Auto Receivables Trust, Series 2024-1, Class A3, 5.25% 4/17/2028 (h)	117	117
Santander Drive Auto Receivables Trust, Series 2024-2, Class A3, 5.63% 11/15/2028 (h)	2,889	2,899
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028 (h)	5,062	5,111
Santander Drive Auto Receivables Trust, Series 2024-4, Class A3, 4.85% 1/16/2029 (h)	4,123	4,134
SBNA Auto Lease Trust, Series 2024-A, Class A3, 5.39% 11/20/2026 (f)(h)	695	696
SBNA Auto Lease Trust, Series 2024-B, Class A3, 5.56% 11/22/2027 (f)(h)	1,037	1,042
SFS Auto Receivables Securitization Trust, Series 2024-3A, Class A2, 4.71% 5/22/2028 (f)(h)	498	499
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028 (f)(h)	1,713	1,725
SFS Auto Receivables Securitization Trust, Series 2025-2A, Class A2, 4.52% 11/20/2028 (f)(h)	401	402
SFS Auto Receivables Securitization Trust, Series 2024-3A, Class A3, 4.55% 6/20/2030 (f)(h)	2,966	2,987
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034 (f)(h)	6,503	6,475
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.16% 4/17/2028 (h)	2,960	2,977
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A4, 5.01% 2/15/2029 (h)	1,822	1,851
Truist Bank Auto Credit-Linked Notes, Series 2025-1, Class B, 4.728% 9/26/2033 (f)(h)	864	866
United Auto Credit Securitization Trust, Series 2025-1, Class A, 4.80% 6/10/2027 (f)(h)	156	156
Westlake Automobile Receivables Trust, Series 2025-1A, Class A2A, 4.66% 1/18/2028 (f)(h)	3,372	3,379
Westlake Automobile Receivables Trust, Series 2025-P1, Class A2, 4.65% 2/15/2028 (f)(h)	376	377
Westlake Automobile Receivables Trust, Series 2024-3A, Class A3, 4.71% 4/17/2028 (f)(h)	2,142	2,149
Westlake Automobile Receivables Trust, Series 2025-2A, Class A2A, 4.66% 9/15/2028 (f)(h)	1,052	1,055
Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028 (f)(h)	2,001	2,005
Westlake Automobile Receivables Trust, Series 2024-3A, Class B, 4.72% 11/15/2029 (f)(h)	6,520	6,550

American Funds Insurance Series	128

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Auto loan (continued)
Westlake Automobile Receivables Trust, Series 2025-1A, Class C, 5.14% 10/15/2030 (f)(h)	USD1,973	$1,995
World OMNI Select Auto Trust, Series 2024-A, Class A2A, 5.37% 2/15/2028 (h)	285	285
World OMNI Select Auto Trust, Series 2024-A, Class A3, 4.98% 2/15/2030 (h)	4,143	4,165
		232,227

Other asset-backed securities 0.81%
Affirm Asset Securitization Trust, Series 2024-B, Class A, 4.62% 9/15/2029 (f)(h)	10,457	10,487
Affirm Master Trust, Series 2025-3A, Class A, 4.45% 10/16/2034 (f)(h)	1,923	1,931
Affirm, Inc., Series 2024-A, Class A, 5.61% 2/15/2029 (f)(h)	2,962	2,967
Affirm, Inc., Series 2024-X2, Class A, 5.22% 12/17/2029 (f)(h)	109	109
Ansley Park Capital, LLC, Series 2025-A, Class A2, 4.43% 4/20/2035 (f)(h)	2,934	2,944
APL Finance, LLC, Series 2025-1A, Class A, 4.81% 3/20/2036 (f)(h)	1,870	1,878
Apollo Aviation Securitization Equity Trust, Series 2025-3A, Class A, 5.243% 2/16/2050 (f)(h)	6,878	6,906
Apollo Aviation Securitization Equity Trust, Series 2025-2A, Class A, 5.522% 2/16/2050 (f)(h)	3,772	3,802
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033 (f)(h)	58	58
CAL Funding IV, Ltd., Series 2020-1A, Class A, 2.22% 9/25/2045 (f)(h)	826	793
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037 (f)(h)	3,998	3,794
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041 (f)(h)	36	36
Castlelake Aircraft Securitization Trust, Series 2025-1A, Class A, 5.783% 2/15/2050 (f)(h)	4,526	4,605
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060 (f)(h)	5,080	4,316
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060 (f)(h)	1,686	1,426
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061 (f)(h)	5,962	4,846
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045 (f)(h)	872	824
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045 (f)(h)	3,301	3,119
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045 (f)(h)	689	652
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046 (f)(h)	940	876
CNH Equipment Trust, Series 2024-B, Class A2A, 5.42% 10/15/2027 (h)	680	681
Daimler Trucks Retail Trust, Series 2024-1, Class A3, 5.49% 12/15/2027 (h)	2,518	2,540
Dext ABS, LLC, Series 2025-2, Class A2, 4.10% 4/17/2028 (f)(h)	320	320
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045 (f)(h)	192	180
EquipmentShare, Series 2024-2M, Class A, 5.70% 12/20/2032 (f)(h)	2,350	2,386
EquipmentShare, Series 2025-1M, Class A, 5.48% 9/26/2033 (f)(h)	862	868
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045 (f)(h)	388	373
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 10/18/2045 (f)(h)	175	167
GGAM Master Trust International, Ltd., Series 2025-1A, Class A, 5.923% 9/30/2060 (f)(h)	4,277	4,314
Global SC Finance SRL, Series 2025-1H, Class A, 6.169% 9/20/2045 (f)(h)	6,241	6,258
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 8/17/2039 (f)(h)	1,344	1,319
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040 (f)(h)	5,750	5,527
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040 (f)(h)	7,403	7,120
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041 (f)(h)	2,510	2,351
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041 (f)(h)	3,708	3,495
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041 (f)(h)	293	274
Horizon Aircraft Finance, Series 2024-1, Class A, 5.375% 9/15/2049 (f)(h)	2,453	2,483
John Deere Owner Trust, Series 2024-A, Class A3, 4.96% 11/15/2028 (h)	2,894	2,920
MMP Capital, Series 2025-A, Class A, 5.36% 12/15/2031 (f)(h)	118	119
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046 (f)(h)	4,586	4,385
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061 (f)(h)	26,263	22,003
NMEF Funding, LLC, Series 2025-B, Class A2, 4.64% 1/18/2033 (f)(h)	677	680
PEAC Solutions Receivables, LLC, Series 2025-1A, Class A2, 4.94% 10/20/2028 (f)(h)	1,069	1,076
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028 (f)(h)	5,298	5,323
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2038 (h)	2,442	2,380
PK ALIFT Loan Funding, Series 2025-2, Class A, 4.75% 3/15/2043 (f)(h)	418	420
PK ALIFT Loan Funding 3, LP, Series 2024-1, Class AF, (1-month USD CME Term SOFR + 1.70%) 5.45% 9/15/2039 (f)(h)(i)	496	502
PK ALIFT Loan Funding 3, LP, Series 2024-1, Class A1, 5.842% 9/15/2039 (f)(h)	682	698
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046 (f)(h)	2,586	2,470
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046 (f)(h)	1,636	1,602
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041 (f)(h)	1,440	1,420

129	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Other asset-backed securities (continued)
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033 (f)(h)	USD843	$823
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033 (f)(h)	691	674
Subway Funding, LLC, Series 2024-3, Class A2I, 5.246% 7/30/2054 (f)(h)	5,226	5,217
Subway Funding, LLC, Series 2024-3A, Class A2II, 5.566% 7/30/2054 (f)(h)	6,170	6,132
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075 (f)(h)	1,132	1,106
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029 (h)	2,840	2,864
Synchrony Card Issuance Trust, Series 2025-A1, Class A, 4.78% 2/15/2031 (h)	4,155	4,229
Synchrony Card Issuance Trust, Series 2025-A3, Class A, 4.06% 11/15/2031 (h)	5,377	5,406
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045 (f)(h)	1,069	1,025
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045 (f)(h)	497	472
Textainer Marine Containers, Ltd., Series 2021-1, Class A, 1.68% 2/20/2046 (f)(h)	664	626
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046 (f)(h)	1,924	1,825
Textainer Marine Containers, Ltd., Series 2025-1H, Class A, 6.43% 7/23/2050 (f)(h)	1,947	1,959
T-Mobile US Trust, Series 2024-1, Class A, 5.05% 9/20/2029 (f)(h)	5,582	5,617
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045 (f)(h)	7,083	6,693
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046 (f)(h)	1,277	1,189
U.S. Bank National Association, Series 2025-SUP2, Class B1, 4.818% 9/25/2032 (f)(h)	1,660	1,670
Verdant Receivables, LLC, Series 2025-1A, Class A2, 4.85% 3/13/2028 (f)(h)	623	626
Verdant Receivables, LLC, Series 2024-1, Class A2, 5.68% 12/12/2031 (f)(h)	941	960
Verizon Master Trust, Series 2023-1, Class A, 4.49% 1/22/2029 (5.24% on 1/20/2026) (h)(l)	6,704	6,706
Verizon Master Trust, Series 2024-3, Class A1A, 5.34% 4/22/2030 (h)	9,409	9,597
Verizon Master Trust, Series 2025-9, Class A1A, 3.96% 10/21/2030 (4.67% on 10/20/2027) (h)(l)	1,462	1,470
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031 (f)(h)	8,048	8,195
Verizon Master Trust, Series 2025-7, Class A1A, 3.96% 8/20/2031 (h)	4,253	4,268
Verizon Master Trust, Series 24-5, Class A, 5.00% 6/21/2032 (f)(h)	934	964
Volvo Financial Equipment, LLC, Series 2025-1A, Class A2, 4.41% 11/15/2027 (f)(h)	1,879	1,883
Wingspire Equipment Finance, LLC, Series 2024-1A, Class A2, 4.99% 9/20/2032 (f)(h)	389	391
Wingspire Equipment Finance, LLC, Series 2025-1A, Class A2, 4.33% 9/20/2033 (f)(h)	137	137
		225,747

Credit card 0.14%
Avant Credit Card Master Trust, Series 2024-2A, Class A, 5.38% 5/15/2029 (f)(h)	8,500	8,521
Avant Credit Card Master Trust, Series 2024-2A, Class B, 5.73% 5/15/2029 (f)(h)	4,100	4,115
Avant Credit Card Master Trust, Series 2024-2A, Class C, 6.41% 5/15/2029 (f)(h)	2,715	2,733
Barclays Dryrock Issuance Trust, Series 2025-1, Class A, 3.97% 7/15/2031 (h)	4,171	4,182
First National Master Note Trust, Series 2025-1, Class A, 4.85% 2/15/2030 (h)	4,558	4,652
First National Master Note Trust, Series 2024-1, Class A, 5.34% 5/15/2030 (h)	3,970	4,050
Imprint Payments Credit Card Master Trust, Series 2025-A, Class A, 4.84% 9/15/2029 (f)(h)	2,043	2,049
Mission Lane Credit Card Master Trust, Series 2025-C, Class A, 4.78% 12/16/2030 (f)(h)	404	406
World Financial Network Credit Card Master Trust, Series 2023-A, Class A, 5.02% 3/15/2030 (h)	7,030	7,058
		37,766

Student loan 0.08%
Navient Education Loan Trust, Series 2025-A, Class A, 5.02% 7/15/2055 (f)(h)	2,480	2,510
Navient Student Loan Trust, Series 2021-CA, Class A, 1.06% 10/15/2069 (f)(h)	2,485	2,281
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070 (f)(h)	3,240	2,947
Nelnet Student Loan Trust, Series 2021-CA, Class AFX, 1.32% 4/20/2062 (f)(h)	4,222	3,968
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062 (f)(h)	2,626	2,485
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062 (f)(h)	4,441	4,213
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD CME Term SOFR + 0.844%) 4.595% 1/15/2053 (f)(h)(i)	3,493	3,462
		21,866

Collateralized loan obligations 0.04%
Flatiron CLO, Ltd., Series 2024-1A, Class A1R, (3-month USD CME Term SOFR + 1.08%) 4.985% 7/15/2036 (f)(h)(i)	3,240	3,246

American Funds Insurance Series	130

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Collateralized loan obligations (continued)
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 5.09% 7/25/2030 (f)(h)(i)	USD321	$322
Palmer Square Loan Funding, Ltd., CLO, Series 2024-2A, Class A1N, (3-month USD CME Term SOFR + 1.00%) 4.905% 1/15/2033 (f)(h)(i)	3,469	3,470
Thompson Park CLO, Ltd., Series 2021-1A, Class A1R, (3-month USD CME Term SOFR + 1.05%) 4.955% 4/15/2034 (f)(h)(i)	3,229	3,231
Trinitas CLO, Ltd., Series 2020-12A, Class A1R2, (3-month USD CME Term SOFR + 1.05%) 4.908% 4/25/2033 (f)(h)(i)	1,285	1,286
		11,555
Total asset-backed obligations		529,161
Bonds & notes of governments & government agencies outside the U.S. 0.32%
Mexico 0.16%
Eagle Funding LuxCo SARL 5.50% 8/17/2030	18,285	18,648
Eagle Funding LuxCo SARL 5.50% 8/17/2030 (f)	10,645	10,856
United Mexican States 4.75% 4/27/2032	2,305	2,249
United Mexican States 5.375% 3/22/2033	1,295	1,288
United Mexican States 3.50% 2/12/2034	1,790	1,552
United Mexican States 6.875% 5/13/2037	2,720	2,909
United Mexican States 6.625% 1/29/2038	200	209
United Mexican States 7.375% 5/13/2055	4,235	4,573
United Mexican States 3.771% 5/24/2061	1,528	946
		43,230

Canada 0.07%
CPPIB Capital, Inc. 2.75% 11/2/2027 (f)	5,914	5,824
OMERS Finance Trust 3.50% 4/19/2032 (f)	3,867	3,719
OMERS Finance Trust 4.00% 4/19/2052 (f)	3,867	2,980
Ontario (Province of) 3.90% 9/4/2030	8,228	8,238
		20,761

Kuwait 0.04%
Kuwait (State of) 4.652% 10/9/2035 (f)	11,750	11,764

Peru 0.02%
Peru (Republic of) 1.862% 12/1/2032	2,525	2,091
Peru (Republic of) 5.875% 8/8/2054	2,310	2,294
Peru (Republic of) 2.78% 12/1/2060	3,383	1,845
		6,230

Panama 0.02%
Panama (Republic of) 7.50% 3/1/2031	1,765	1,961
Panama (Republic of) 2.252% 9/29/2032	4,306	3,568
		5,529

Qatar 0.01%
Qatar (State of) 4.00% 3/14/2029 (f)	745	748
Qatar (State of) 4.817% 3/14/2049 (f)	750	708
		1,456
Total bonds & notes of governments & government agencies outside the U.S.		88,970

131	American Funds Insurance Series

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Loans 0.15%
Communication services 0.05%
Connect Finco SARL, Term Loan B, (1-month USD CME Term SOFR + 4.50%) 8.216% 9/27/2029 (i)(o)	USD2,344	$2,344
CSC Holdings, LLC, Term Loan B, (USD Prime Rate + 1.50%) 8.75% 4/15/2027 (i)(o)	967	847
Gray Television, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 9.123% 6/4/2029 (i)(o)	22	22
Ligado Networks, LLC, Term Loan, 17.50% PIK 5/5/2028 (c)(g)(o)	2,157	2,157
Peroton Corp., Term Loan B, (3-month USD CME Term SOFR + 7.85%) 11.672% 2/1/2029 (i)(o)	2,285	1,812
Versant Media Group, Inc., Term Loan B, (1-month USD CME Term SOFR + 3.50%) 7.537% 10/23/2030 (i)(o)	1,280	1,283
X Corp., Term Loan B3, 9.50% 10/26/2029 (o)	2,675	2,671
X Corp., Term Loan B, (USD-SOFR + 6.75%) 10.448% 10/26/2029 (i)(o)	2,762	2,718
		13,854

Information technology 0.04%
CommScope, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.466% 12/17/2029 (i)(o)	485	487
Ellucian Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.466% 11/22/2032 (i)(o)	225	227
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 10.973% 9/13/2029 (e)(i)(o)	724	729
Finastra USA, Inc., Term Loan, (1-month USD CME Term SOFR + 4.00%) 7.688% 7/30/2032 (i)(o)	2,180	2,138
Kaseya, Inc., Term Loan, (3-month USD CME Term SOFR + 3.00%) 6.716% 3/20/2032 (i)(o)	1,737	1,740
Kaseya, Inc., Term Loan, (3-month USD CME Term SOFR + 5.00%) 8.716% 3/20/2033 (i)(o)	900	882
Viasat, Inc., Term Loan B, (1-month USD CME Term SOFR + 4.614%) 8.331% 3/2/2029 (i)(o)	4,031	4,026
Viasat, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 8.348% 5/30/2030 (i)(o)	105	104
		10,333

Financials 0.03%
Aero Capital Solutions, Inc., Term Loan, (1-month USD CME Term SOFR + 3.00%) 7.61% 11/17/2029 (c)(f)(i)(o)	4,566	4,532
CRC Insurance Group, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.422% 5/6/2032 (i)(o)	2,190	2,223
Denali Intermediate Holdings, Inc., Term Loan, (1-month CME Term SOFR + 5.50%) 9.227% 8/26/2032 (i)(o)	2,036	2,064
		8,819

Health care 0.01%
Endo Finance Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 7.466% 4/23/2031 (i)(o)	2,543	2,527

Consumer discretionary 0.01%
Aimbridge Acquisition Co., Inc., Term Loan, (1-month USD CME Term SOFR + 5.614%) 9.35% 3/11/2030 (c)(i)(o)	127	127
Aimbridge Acquisition Co., Inc., Term Loan, (1-month USD CME Term SOFR + 7.614%) 6.00% PIK and 5.573% Cash 3/11/2030 (c)(g)(i)(o)	120	120
Voyager Parent, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.75%) 8.422% 7/1/2032 (i)(o)	2,109	2,113
		2,360

Materials 0.01%
Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 2.00%) 7.00% PIK 7/16/2026 (c)(g)(i)(n)(o)	797	252
Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 8.00%) 7.00% PIK 7/16/2026 (c)(g)(i)(n)(o)	802	254
Venator Material, LLC, Term Loan, (USD-SOFR + 10.00%) 7.00% PIK 10/12/2028 (c)(g)(i)(n)(o)	1,319	418
		924

Industrials 0.00%
Peraton Corp., Term Loan B, (3-month USD CME Term SOFR + 3.85%) 7.69% 2/1/2028 (i)(o)	982	914
Total loans		39,731

American Funds Insurance Series	132

Asset Allocation Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals 0.08%
Florida 0.03%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 7/1/2027	USD4,781	$4,639
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030	4,808	4,426
		9,065

Illinois 0.01%
GO Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	3,224	3,312

Ohio 0.02%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031	4,930	4,480

Puerto Rico 0.00%
GO Taxable Bonds, CAB, Series 2022, 0% 11/1/2051	418	274

Wisconsin 0.02%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034	5,735	5,696
Total municipals		22,827
Total bonds, notes & other debt instruments (cost: $7,832,741,000)		7,768,308
Investment funds 3.06%	Shares
Capital Group Central Corporate Bond Fund (p)	99,619,082	846,762
Total investment funds (cost: $864,770,000)		846,762
Short-term securities 3.70%
Money market investments 3.63%
Capital Group Central Cash Fund 3.79% (p)(q)	10,047,098	1,004,810

Money market investments purchased with collateral from securities on loan 0.07%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (q)(r)	18,905,590	18,905
Total short-term securities (cost: $1,023,511,000)		1,023,715
Total investment securities 100.26% (cost: $19,813,803,000)		27,745,931
Other assets less liabilities (0.26)%		(70,891)
Net assets 100.00%		$27,675,040

133	American Funds Insurance Series

Asset Allocation Fund (continued)
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
2 Year U.S. Treasury Note Futures	Long	8,836	4/6/2026	USD1,844,860	$(403)
5 Year U.S. Treasury Note Futures	Long	4,708	4/6/2026	514,606	(1,134)
10 Year U.S. Treasury Note Futures	Long	3,234	3/31/2026	363,623	(2,694)
10 Year Ultra U.S. Treasury Note Futures	Short	262	3/31/2026	(30,134)	100
20 Year U.S. Treasury Bond Futures	Long	1,200	3/31/2026	138,713	(1,838)
30 Year Ultra U.S. Treasury Bond Futures	Short	794	3/31/2026	(93,692)	1,825
					$(4,144)
Swap contracts

Interest rate swaps
Centrally cleared interest rate swaps
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
SOFR	Annual	3.473%	Annual	10/2/2032	USD112,900	$814	$—	$814
SOFR	Annual	3.4805%	Annual	10/2/2032	USD37,800	255	—	255
SOFR	Annual	3.48%	Annual	10/2/2032	USD12,601	86	—	86
SOFR	Annual	3.4815%	Annual	10/2/2032	USD12,612	84	—	84
SOFR	Annual	3.482%	Annual	10/2/2032	USD12,286	82	—	82
SOFR	Annual	3.50061%	Annual	11/3/2032	USD74,795	442	—	442
SOFR	Annual	3.6385%	Annual	10/2/2035	USD55,884	685	—	685
SOFR	Annual	3.6775%	Annual	10/8/2035	USD55,754	511	—	511
SOFR	Annual	3.66593%	Annual	11/3/2035	USD55,430	584	—	584
						$3,543	$—	$3,543
Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
CDX.NA.IG.45	1.00%	Quarterly	12/20/2030	USD3,826	$(87)	$(86)	$(1)
CDX.NA.HY.45	5.00%	Quarterly	12/20/2030	38,950	(2,976)	(2,542)	(434)
					$(3,063)	$(2,628)	$(435)

American Funds Insurance Series	134

Asset Allocation Fund (continued)
Investments in affiliates (p)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Investment funds 3.06%
Capital Group Central Corporate Bond Fund	$1,368,034	$95,934	$634,718	$(136,730)	$154,242	$846,762	$47,796
Short-term securities 3.63%
Money market investments 3.63%
Capital Group Central Cash Fund 3.79% (q)	855,747	6,829,389	6,680,500	185	(11)	1,004,810	61,071
Total 6.69%				$(136,545)	$154,231	$1,851,572	$108,867
Restricted securities (e)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc. (a)(c)	8/22/2014	$6,949	$12,613	0.05%
Wolfspeed, Inc. 4.00% PIK and 9.875% Cash 6/23/2030 (g)	9/29/2025	937	1,030	0.00 (s)
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 10.973% 9/13/2029 (i)(o)	9/13/2023	714	729	0.00 (s)
Total		$8,600	$14,372	0.05%

(a)	Non-income producing.
(b)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(c)	Value determined using significant unobservable inputs.
(d)	Amount less than one thousand.
(e)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(f)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,434,326,000, which represented 5.18% of the net assets of the fund.

(g)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(h)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(i)
Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(j)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $41,456,000, which represented 0.15% of the net assets of the fund.
(k)	Represents securities transacted on a TBA basis.
(l)	Step bond; coupon rate may change at a later date.
(m)	Index-linked bond whose principal amount moves with a government price index.
(n)	Scheduled interest and/or principal payment was not received.
(o)
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $39,730,000, which represented 0.14% of the net assets of the fund.

(p)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(q)	Rate represents the seven-day yield at 12/31/2025.
(r)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(s)	Amount less than 0.01%.

Key to abbreviation(s)
ADR = American Depositary Receipts
Assn. = Association
Auth. = Authority
CAB = Capital Appreciation Bonds
CAD = Canadian dollars
CLO = Collateralized Loan Obligations
CME = CME Group

DAC = Designated Activity Company
Fin. = Finance
Fncg. = Financing
GBP = British pounds
GO = General Obligation
NDR = Norwegian Depositary Receipts
PIK = Payment In Kind

REIT = Real Estate Investment Trust
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
TBA = To be announced
USD = U.S. dollars
UST = U.S. Treasury
Refer to the notes to financial statements.

135	American Funds Insurance Series

American Funds Global Balanced Fund
Investment portfolio December 31, 2025

Common stocks 63.00%	Shares	Value (000)
Information technology 11.69%
Broadcom, Inc.	34,396	$11,904
Microsoft Corp.	21,713	10,501
Taiwan Semiconductor Manufacturing Co., Ltd.	214,000	10,455
NVIDIA Corp.	54,735	10,208
Apple, Inc.	13,709	3,727
Corning, Inc.	37,498	3,283
ARM Holdings PLC (ADR) (a)	9,479	1,036
Applied Materials, Inc.	3,494	898
Accenture PLC, Class A	2,486	667
		52,679

Financials 10.05%
B3 SA - Brasil, Bolsa, Balcao	1,689,969	4,399
Standard Chartered PLC	149,081	3,641
ING Groep NV	129,152	3,631
Banco Bilbao Vizcaya Argentaria SA	138,658	3,243
JPMorgan Chase & Co.	9,865	3,179
Chubb, Ltd.	9,664	3,016
Marsh & McLennan Cos., Inc.	13,476	2,500
HDFC Bank, Ltd. (ADR)	49,471	1,808
HDFC Bank, Ltd.	46,716	516
Morgan Stanley	10,778	1,913
Mastercard, Inc., Class A	3,306	1,887
BlackRock, Inc.	1,721	1,842
Munchener Ruckversicherungs-Gesellschaft AG	2,492	1,646
Zurich Insurance Group AG	1,994	1,513
Banco BPM SpA	95,108	1,445
NatWest Group PLC	154,953	1,351
Mizuho Financial Group, Inc.	34,600	1,256
BNP Paribas SA	10,716	1,014
Swiss Re AG	5,412	902
AIA Group, Ltd.	74,200	762
Wells Fargo & Co.	7,990	745
PICC Property and Casualty Co., Ltd., Class H	320,000	671
3i Group PLC	15,320	667
U.S. Bancorp	12,427	663
BPER Banca SpA	39,690	537
Hannover Rueck SE	1,705	533
		45,280

Industrials 9.63%
RTX Corp.	46,281	8,488
IHI Corp.	186,108	3,282
Hitachi, Ltd.	82,300	2,553
Volvo AB, Class B	76,848	2,463
General Dynamics Corp.	7,150	2,407
TransDigm Group, Inc.	1,573	2,092
BAE Systems PLC	85,249	1,960
Deutsche Post AG	35,349	1,936
Union Pacific Corp.	8,297	1,919
Airbus SE, non-registered shares	7,673	1,780
Waste Management, Inc.	7,570	1,663
Uber Technologies, Inc. (a)	20,061	1,639
ITOCHU Corp.	128,500	1,622
Rolls-Royce Holdings PLC	90,309	1,404
Automatic Data Processing, Inc.	4,193	1,079
Ryanair Holdings PLC	21,391	743
Bouygues SA	13,919	722
Bombardier, Inc., Class B (a)	4,123	701

American Funds Insurance Series	136

American Funds Global Balanced Fund (continued)
Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Safran SA	1,987	$691
PACCAR, Inc.	6,185	677
Qantas Airways, Ltd.	97,783	675
United Rentals, Inc.	817	661
Paychex, Inc.	5,809	652
Caterpillar, Inc.	1,022	585
GFL Environmental, Inc., subordinate voting shares	11,594	498
AtkinsRealis Group, Inc.	7,290	471
		43,363

Health care 7.73%
Eli Lilly and Co.	7,436	7,991
Vertex Pharmaceuticals, Inc. (a)	11,410	5,173
Novo Nordisk AS, Class B	67,966	3,464
Abbott Laboratories	27,403	3,433
Sanofi	25,714	2,495
Gilead Sciences, Inc.	18,827	2,311
UnitedHealth Group, Inc.	6,188	2,043
Alnylam Pharmaceuticals, Inc. (a)	3,997	1,589
Medtronic PLC	13,170	1,265
Stryker Corp.	3,371	1,185
AbbVie, Inc.	5,175	1,183
AstraZeneca PLC	3,470	639
BioMarin Pharmaceutical, Inc. (a)	10,659	634
Molina Healthcare, Inc. (a)	3,573	620
GE HealthCare Technologies, Inc.	5,321	436
Cencora, Inc.	1,074	363
		34,824

Consumer discretionary 4.68%
Amazon.com, Inc. (a)	28,311	6,535
Ferrari NV	3,878	1,433
Ferrari NV (EUR denominated)	1,664	620
Starbucks Corp.	23,917	2,014
Midea Group Co., Ltd., Class A	166,950	1,866
Maruti Suzuki India, Ltd.	9,473	1,761
Compagnie Financiere Richemont SA, Class A	6,565	1,417
LVMH Moet Hennessy-Louis Vuitton SE	1,773	1,337
Compagnie Generale des Etablissements Michelin	33,369	1,107
Royal Caribbean Cruises, Ltd.	3,526	983
Viking Holdings, Ltd. (a)	9,998	714
Compass Group PLC	21,303	678
Accor SA	10,541	597
		21,062

Materials 4.32%
Nitto Denko Corp.	122,500	2,911
Grupo Mexico, SAB de CV, Series B	295,899	2,794
Lundin Gold, Inc.	31,847	2,645
Vale SA, ordinary nominative shares	120,881	1,581
Vale SA (ADR), ordinary nominative shares	53,750	700
Franco-Nevada Corp.	5,241	1,086
Franco-Nevada Corp. (CAD denominated)	4,075	845
Anglo American PLC	43,941	1,811
Smurfit Westrock PLC	40,261	1,557
Air Products and Chemicals, Inc.	4,593	1,134
Freeport-McMoRan, Inc.	19,198	975

137	American Funds Insurance Series

American Funds Global Balanced Fund (continued)
Common stocks (continued)	Shares	Value (000)
Materials (continued)
Newmont Corp.	7,198	$719
Air Liquide SA	2,774	522
Celanese Corp.	4,784	202
		19,482

Communication services 4.18%
Alphabet, Inc., Class A	19,544	6,117
Alphabet, Inc., Class C	6,924	2,173
AT&T, Inc.	134,741	3,347
Meta Platforms, Inc., Class A	4,442	2,932
Comcast Corp., Class A	41,626	1,244
Omnicom Group, Inc.	12,053	973
Netflix, Inc. (a)	9,170	860
SoftBank Group Corp.	21,252	599
Nintendo Co., Ltd.	8,400	568
		18,813

Utilities 4.00%
Dominion Energy, Inc.	72,580	4,252
DTE Energy Co.	17,918	2,311
National Grid PLC	125,726	1,938
Power Grid Corp. of India, Ltd.	588,187	1,730
Duke Energy Corp.	14,059	1,648
E.ON SE	67,347	1,277
PG&E Corp.	78,708	1,265
Constellation Energy Corp.	3,350	1,183
Pinnacle West Capital Corp.	12,517	1,110
NextEra Energy, Inc.	12,754	1,024
SembCorp Industries, Ltd.	57,400	268
		18,006

Consumer staples 3.38%
Philip Morris International, Inc.	28,949	4,643
Imperial Brands PLC	108,137	4,546
British American Tobacco PLC	75,162	4,260
Nestle SA	9,977	992
Sysco Corp.	10,540	777
		15,218

Energy 2.76%
Canadian Natural Resources, Ltd. (CAD denominated)	245,684	8,321
Shell PLC (GBP denominated)	45,924	1,687
Chevron Corp.	6,750	1,029
Cameco Corp. (CAD denominated)	7,668	702
Expand Energy Corp.	6,349	701
		12,440

Real estate 0.58%
CTP NV	50,979	1,068
Embassy Office Parks REIT	181,378	879
Goodman Logistics (HK), Ltd. REIT	31,735	652
		2,599
Total common stocks (cost: $198,233,000)		283,766

American Funds Insurance Series	138

American Funds Global Balanced Fund (continued)
Convertible stocks 0.65%	Shares	Value (000)
Financials 0.35%
Apollo Global Management, Inc., Class A, cumulative convertible preferred shares, 6.75% 7/31/2026	20,865	$1,576

Utilities 0.30%
NextEra Energy, Inc., convertible preferred shares, 7.234% 11/1/2027	27,600	1,345
Total convertible stocks (cost: $2,894,000)		2,921
Bonds, notes & other debt instruments 29.38%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 12.73%
Japan 2.26%
Japan, Series 150, 0.005% 12/20/2026	JPY84,950	538
Japan, Series 346, 0.10% 3/20/2027	134,150	848
Japan, Series 474, 0.70% 7/1/2027	106,550	677
Japan, Series 358, 0.10% 3/20/2030	37,400	225
Japan, Series 363, 0.10% 6/20/2031	174,700	1,028
Japan, Series 373, 0.60% 12/20/2033	55,750	323
Japan, Series 152, 1.20% 3/20/2035	465,250	2,774
Japan, Series 173, 0.40% 6/20/2040	50,350	238
Japan, Series 176, 0.50% 3/20/2041	109,950	516
Japan, Series 179, 0.50% 12/20/2041	50,500	231
Japan, Series 42, 1.70% 3/20/2044	86,550	463
Japan, Series 192, 2.40% 3/20/2045	165,550	979
Japan, Series 37, 0.60% 6/20/2050	26,950	95
Japan, Series 74, 1.00% 3/20/2052	84,000	316
Japan, Series 76, 1.40% 9/20/2052	41,100	172
Japan, Series 77, 1.60% 12/20/2052	76,750	337
Japan, Series 84, 2.10% 9/20/2054	82,450	404
		10,164

China 1.23%
Agricultural Development Bank of China 3.75% 1/25/2029	CNY550	83
China (People’s Republic of), Series INBK, 2.64% 1/15/2028	4,100	602
China (People’s Republic of), Series INBK, 2.37% 1/15/2029	3,860	568
China (People’s Republic of), Series INBK, 2.62% 6/25/2030	6,220	930
China (People’s Republic of), Series INBK, 2.88% 2/25/2033	2,870	443
China (People’s Republic of), Series INBK, 2.27% 5/25/2034	2,410	357
China (People’s Republic of), Series INBK, 1.65% 5/15/2035	3,980	560
China (People’s Republic of), Series INBK, 3.00% 10/15/2053	360	58
China (People’s Republic of), Series INBK, 1.92% 1/15/2055	1,520	201
China Development Bank Corp., Series 2004, 3.43% 1/14/2027	1,060	155
China Development Bank Corp., Series 2009, 3.39% 7/10/2027	8,580	1,259
China Development Bank Corp., Series 1805, 4.88% 2/9/2028	2,040	311
		5,527

Supra National 1.07%
Asian Development Bank 6.72% 2/8/2028	INR18,000	201
European Bank for Reconstruction and Development 5.25% 1/12/2027	10,100	111
European Bank for Reconstruction and Development 6.30% 10/26/2027	4,300	48
European Bank for Reconstruction and Development 6.75% 1/13/2032	43,800	487
European Investment Bank 0.375% 9/15/2027	EUR110	126
European Investment Bank 6.95% 3/1/2029	INR5,700	64
European Investment Bank 0.25% 1/20/2032	EUR860	873
European Investment Bank 7.40% 10/23/2033	INR19,300	222
European Investment Bank 2.875% 1/15/2035	EUR45	52
European Union 2.50% 10/14/2030	80	93

139	American Funds Insurance Series

American Funds Global Balanced Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Supra National (continued)
European Union 2.75% 12/13/2032	EUR70	$82
European Union 3.375% 10/4/2039	40	46
European Union 3.625% 12/12/2040	1,475	1,728
European Union 4.00% 10/12/2055	215	249
Inter-American Development Bank 7.00% 1/25/2029	INR22,000	247
International Bank for Reconstruction and Development 6.75% 7/13/2029	16,200	181
		4,810

Germany 1.05%
Germany (Federal Republic of) 0% 8/15/2030	EUR2,459	2,592
Germany (Federal Republic of) 0% 2/15/2032	540	544
Germany (Federal Republic of) 1.70% 8/15/2032	674	750
Germany (Federal Republic of) 2.30% 2/15/2033	300	345
Germany (Federal Republic of) 2.50% 2/15/2035	130	149
Germany (Federal Republic of) 1.00% 5/15/2038	180	166
Germany (Federal Republic of) 0% 8/15/2050	300	152
Germany (Federal Republic of) 0% 8/15/2052	80	38
		4,736

United Kingdom 1.00%
United Kingdom 1.25% 7/22/2027	GBP410	533
United Kingdom 0.375% 10/22/2030	210	240
United Kingdom 1.00% 1/31/2032	750	845
United Kingdom 4.25% 6/7/2032	785	1,068
United Kingdom 3.25% 1/31/2033	330	418
United Kingdom 3.25% 1/22/2044	644	680
United Kingdom 1.25% 7/31/2051	413	247
United Kingdom 4.375% 7/31/2054	205	242
United Kingdom 2.50% 7/22/2065	340	256
		4,529

Italy 0.84%
Italy (Republic of) 1.35% 4/1/2030	EUR250	279
Italy (Republic of) 4.40% 5/1/2033	10	13
Italy (Republic of) 4.35% 11/1/2033	740	937
Italy (Republic of) 4.20% 3/1/2034	900	1,127
Italy (Republic of) 3.65% 8/1/2035	795	949
Italy (Republic of) 4.50% 10/1/2053	210	253
Italy (Republic of) 4.30% 10/1/2054	200	233
		3,791

Brazil 0.77%
Brazil (Federative Republic of) 0% 1/1/2026	BRL10,887	1,985
Brazil (Federative Republic of) 10.00% 1/1/2029	2,230	377
Brazil (Federative Republic of) 10.00% 1/1/2031	1,142	183
Brazil (Federative Republic of) 10.00% 1/1/2035	4,075	610
Brazil (Federative Republic of) 6.00% 8/15/2040 (b)	229	37
Brazil (Federative Republic of) 6.00% 8/15/2050 (b)	1,653	263
Brazil (Federative Republic of) 6.00% 8/15/2060 (b)	229	36
		3,491

France 0.66%
French Republic O.A.T. 0.75% 2/25/2028	EUR410	466
French Republic O.A.T. 0% 11/25/2030	1,320	1,355

American Funds Insurance Series	140

American Funds Global Balanced Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
France (continued)
French Republic O.A.T. 2.00% 11/25/2032	EUR610	$667
French Republic O.A.T. 3.25% 5/25/2045	160	166
French Republic O.A.T. 3.75% 5/25/2056	295	305
		2,959

Hungary 0.56%
Hungary (Republic of) 3.00% 8/21/2030	HUF548,270	1,456
Hungary (Republic of) 4.50% 5/27/2032	336,000	920
Magyar Export-Import Bank 6.00% 5/16/2029	EUR100	126
		2,502

Spain 0.53%
Spain (Kingdom of) 0% 1/31/2027	335	385
Spain (Kingdom of) 0.80% 7/30/2027	490	564
Spain (Kingdom of) 0.50% 10/31/2031	165	171
Spain (Kingdom of) 3.15% 4/30/2033	317	376
Spain (Kingdom of) 3.55% 10/31/2033	370	450
Spain (Kingdom of) 3.25% 4/30/2034	120	142
Spain (Kingdom of) 3.45% 10/31/2034	240	288
		2,376

South Korea 0.46%
South Korea (Republic of), Series 2712, 2.375% 12/10/2027	KRW348,590	240
South Korea (Republic of), Series 3212, 4.25% 12/10/2032	1,830,410	1,339
South Korea (Republic of), Series 3512, 3.25% 12/10/2035	688,360	474
		2,053

Australia 0.45%
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031	AUD115	66
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033	725	433
Australia (Commonwealth of), Series 167, 3.75% 5/21/2034	905	567
New South Wales Treasury Corp. 4.25% 2/20/2036	340	208
Treasury Corp. of Victoria 5.50% 9/15/2039	813	530
Treasury Corp. of Victoria 3.625% 9/29/2040	EUR200	231
		2,035

Malaysia 0.36%
Malaysia (Federation of), Series 0419, 3.828% 7/5/2034	MYR3,466	876
Malaysia (Federation of), Series 0124, 4.054% 4/18/2039	601	152
Malaysia (Federation of), Series 0221, 4.417% 9/30/2041	180	48
Malaysia (Federation of), Series 0223, 4.291% 8/14/2043	653	170
Malaysia (Federation of), Series 0224, 4.18% 5/16/2044	1,307	336
Malaysia (Federation of), Series 0417, 4.895% 5/8/2047	93	26
		1,608

Canada 0.31%
Canada (Government) 0.25% 3/1/2026	CAD246	179
Canada (Government) 3.50% 3/1/2028	1,119	830
Canada (Government) 1.50% 12/1/2031	60	40
Nova Scotia (Province of) 3.15% 12/1/2051	170	95
Ontario (Province of) 3.25% 7/3/2035	EUR200	233
		1,377

141	American Funds Insurance Series

American Funds Global Balanced Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)

Panama 0.18%
Panama (Republic of) 7.50% 3/1/2031	USD560	$622
Panama (Republic of) 6.40% 2/14/2035	200	212
		834

Greece 0.17%
Greece (Hellenic Republic of) 3.875% 6/15/2028	EUR65	79
Greece (Hellenic Republic of) 1.50% 6/18/2030	90	101
Greece (Hellenic Republic of) 1.75% 6/18/2032	530	578
		758

Mexico 0.15%
United Mexican States, Series M, 5.75% 3/5/2026	MXN10,710	593
United Mexican States, Series M, 8.00% 7/31/2053	881	42
United Mexican States, Series S, 4.00% 10/29/2054 (b)	543	28
		663

Republic of Austria 0.14%
Austria (Republic of) 0% 2/20/2031	EUR500	514
Austria (Republic of) 2.90% 2/20/2034	120	140
		654

Indonesia 0.11%
Indonesia (Republic of), Series FR87, 6.50% 2/15/2031	IDR1,253,000	77
Indonesia (Republic of), Series FR96, 7.00% 2/15/2033	2,543,000	161
Indonesia (Republic of), Series FR100, 6.625% 2/15/2034	1,026,000	64
Indonesia (Republic of), Series 103, 6.75% 7/15/2035	2,889,000	182
		484

Colombia 0.08%
Colombia (Republic of) 7.375% 4/25/2030	USD335	355

Belgium 0.07%
Belgium (Kingdom of), Series 97, 3.00% 6/22/2033	EUR270	316

Turkey 0.05%
Turkey (Republic of) 7.125% 7/17/2032	USD200	212

Ireland 0.04%
Ireland (Republic of) 2.60% 10/18/2034	EUR100	114
Ireland (Republic of) 3.00% 10/18/2043	80	88
		202

Estonia 0.04%
Estonia (Republic of) 3.25% 1/17/2034	160	187

Bulgaria 0.03%
Bulgaria (Republic of) 4.50% 1/27/2033	120	152

American Funds Insurance Series	142

American Funds Global Balanced Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)

Portugal 0.03%
Portugal (Republic of) 0.475% 10/18/2030	EUR50	$53
Portugal (Republic of) 3.375% 6/15/2040	5	6
Portugal (Republic of) 3.625% 6/12/2054	70	77
		136

Philippines 0.03%
Philippines (Republic of) 0.875% 5/17/2027	110	126

Netherlands 0.03%
Netherlands (Kingdom of the) 5.50% 1/15/2028	100	125

Poland 0.02%
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN410	108

Chile 0.01%
Chile (Republic of) 4.70% 9/1/2030	CLP55,000	60
Total bonds & notes of governments & government agencies outside the U.S.		57,330
U.S. Treasury bonds & notes 5.53%
U.S. Treasury 5.05%
U.S. Treasury 4.50% 4/15/2027	USD1,160	1,174
U.S. Treasury 3.75% 4/30/2027	1,710	1,715
U.S. Treasury 3.75% 6/30/2027	1,510	1,516
U.S. Treasury 4.00% 6/30/2028 (c)	4,484	4,537
U.S. Treasury 4.625% 9/30/2028	1,875	1,928
U.S. Treasury 4.125% 3/31/2029	822	836
U.S. Treasury 3.50% 9/30/2029	755	752
U.S. Treasury 4.00% 2/28/2030	1,094	1,108
U.S. Treasury 4.00% 5/31/2030	1,090	1,104
U.S. Treasury 3.875% 6/30/2030	2,117	2,133
U.S. Treasury 3.50% 11/30/2030	210	208
U.S. Treasury 2.875% 5/15/2032	306	289
U.S. Treasury 4.625% 2/15/2035 (c)	1,544	1,604
U.S. Treasury 4.25% 5/15/2035	326	329
U.S. Treasury 4.00% 11/15/2035	390	385
U.S. Treasury 1.875% 2/15/2041	285	199
U.S. Treasury 2.25% 5/15/2041	873	643
U.S. Treasury 2.875% 11/15/2046	200	148
U.S. Treasury 1.25% 5/15/2050	1,155	554
U.S. Treasury 1.375% 8/15/2050	570	281
U.S. Treasury 2.375% 5/15/2051	510	322
U.S. Treasury 2.00% 8/15/2051	560	322
U.S. Treasury 4.00% 11/15/2052	270	235
U.S. Treasury 3.625% 2/15/2053	149	121
U.S. Treasury 4.25% 8/15/2054	320	290
		22,733

U.S. Treasury inflation-protected securities 0.48%
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027 (b)	377	373

143	American Funds Insurance Series

American Funds Global Balanced Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028 (b)	USD698	$719
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049 (b)	272	196
U.S. Treasury Inflation-Protected Security 2.375% 2/15/2055 (b)	934	886
		2,174
Total U.S. Treasury bonds & notes		24,907
Mortgage-backed obligations 5.43%
Federal agency mortgage-backed obligations 4.11%
Fannie Mae Pool #MA4805 4.50% 11/1/2052 (d)	32	31
Fannie Mae Pool #FS4191 5.50% 3/1/2053 (d)	242	248
Fannie Mae Pool #CB5912 6.00% 3/1/2053 (d)	64	67
Fannie Mae Pool #BW9648 3.50% 7/1/2053 (d)	86	79
Fannie Mae Pool #CB7104 5.50% 9/1/2053 (d)	319	325
Fannie Mae Pool #MA5191 6.00% 11/1/2053 (d)	387	398
Fannie Mae Pool #MA5271 5.50% 2/1/2054 (d)	19	19
Fannie Mae Pool #MA5296 5.50% 3/1/2054 (d)	14	14
Fannie Mae Pool #MA5295 6.00% 3/1/2054 (d)	2,458	2,526
Fannie Mae Pool #FS8131 5.50% 6/1/2054 (d)	88	90
Fannie Mae Pool #FS8153 6.00% 6/1/2054 (d)	68	71
Fannie Mae Pool #DB8491 5.50% 7/1/2054 (d)	467	475
Fannie Mae Pool #FS8467 5.50% 7/1/2054 (d)	178	182
Fannie Mae Pool #CB8842 5.50% 7/1/2054 (d)	133	135
Fannie Mae Pool #BU4700 6.00% 7/1/2054 (d)	94	97
Fannie Mae Pool #CB8858 6.00% 7/1/2054 (d)	67	69
Fannie Mae Pool #DB7783 5.50% 8/1/2054 (d)	85	86
Fannie Mae Pool #FS8758 6.00% 8/1/2054 (d)	72	75
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (d)	67	69
Fannie Mae Pool #DB7792 6.00% 8/1/2054 (d)	51	53
Fannie Mae Pool #MA5446 6.50% 8/1/2054 (d)	6	7
Fannie Mae Pool #DC0495 5.50% 9/1/2054 (d)	316	320
Fannie Mae Pool #MA5470 5.50% 9/1/2054 (d)	3	3
Fannie Mae Pool #MA5471 6.00% 9/1/2054 (d)	999	1,026
Fannie Mae Pool #FS8866 6.00% 9/1/2054 (d)	84	87
Fannie Mae Pool #MA5472 6.50% 9/1/2054 (d)	14	15
Fannie Mae Pool #MA5531 5.50% 11/1/2054 (d)	10	10
Fannie Mae Pool #DC7042 4.50% 12/1/2054 (d)	281	275
Fannie Mae Pool #MA5552 5.00% 12/1/2054 (d)	13	13
Fannie Mae Pool #MA5583 4.00% 1/1/2055 (d)	177	168
Fannie Mae Pool #MA5612 4.50% 2/1/2055 (d)	395	386
Fannie Mae Pool #MA5615 6.00% 2/1/2055 (d)	99	101
Fannie Mae Pool #DD2618 4.00% 3/1/2055 (d)	931	883
Fannie Mae Pool #DD0782 5.50% 3/1/2055 (d)	39	40
Fannie Mae Pool #FA2843 6.50% 3/1/2055 (d)	37	38
Fannie Mae Pool #MA5649 7.00% 3/1/2055 (d)	1,470	1,547
Fannie Mae Pool #MA5670 4.00% 4/1/2055 (d)	38	36
Fannie Mae Pool #MA5697 4.00% 5/1/2055 (d)	57	54
Fannie Mae Pool #MA5699 5.00% 5/1/2055 (d)	98	98
Fannie Mae Pool #MA5734 5.00% 6/1/2055 (d)	50	50
Fannie Mae Pool #MA5737 6.50% 6/1/2055 (d)	41	43
Fannie Mae Pool #MA5792 5.50% 8/1/2055 (d)	235	238
Fannie Mae Pool #MA5907 4.00% 12/1/2055 (d)	155	147
Fannie Mae Pool #DF7614 6.50% 12/1/2055 (d)	81	86
Freddie Mac Pool #RA5155 2.00% 5/1/2051 (d)	323	262
Freddie Mac Pool #QE1079 3.50% 4/1/2052 (d)	66	61
Freddie Mac Pool #SD8266 4.50% 11/1/2052 (d)	95	93
Freddie Mac Pool #SD8287 4.50% 1/1/2053 (d)	53	52
Freddie Mac Pool #SL1880 6.50% 11/1/2053 (d)	14	14
Freddie Mac Pool #SD8401 5.50% 2/1/2054 (d)	448	455

American Funds Insurance Series	144

American Funds Global Balanced Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8408 5.50% 3/1/2054 (d)	USD195	$198
Freddie Mac Pool #RJ1855 5.00% 6/1/2054 (d)	26	26
Freddie Mac Pool #RJ1768 5.50% 6/1/2054 (d)	40	41
Freddie Mac Pool #RJ1779 6.00% 6/1/2054 (d)	78	81
Freddie Mac Pool #RJ1963 5.50% 7/1/2054 (d)	35	35
Freddie Mac Pool #RJ1975 6.00% 7/1/2054 (d)	102	106
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (d)	64	66
Freddie Mac Pool #RJ1964 6.00% 7/1/2054 (d)	52	54
Freddie Mac Pool #SD8453 5.50% 8/1/2054 (d)	21	21
Freddie Mac Pool #SD8462 5.50% 9/1/2054 (d)	5	5
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (d)	151	156
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (d)	76	79
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (d)	75	78
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (d)	72	75
Freddie Mac Pool #SD8469 5.50% 10/1/2054 (d)	32	33
Freddie Mac Pool #SD8484 4.00% 11/1/2054 (d)	175	166
Freddie Mac Pool #RJ2851 4.50% 11/1/2054 (d)	72	70
Freddie Mac Pool #SD8475 5.50% 11/1/2054 (d)	64	65
Freddie Mac Pool #SD8487 4.00% 12/1/2054 (d)	94	89
Freddie Mac Pool #SD8491 5.00% 12/1/2054 (d)	205	205
Freddie Mac Pool #QX1414 5.50% 12/1/2054 (d)	60	61
Freddie Mac Pool #SD8493 5.50% 12/1/2054 (d)	1	1
Freddie Mac Pool #SL2928 7.00% 1/1/2055 (d)	330	347
Freddie Mac Pool #SD8515 5.50% 3/1/2055 (d)	961	975
Freddie Mac Pool #SL1094 5.00% 4/1/2055 (d)	43	43
Freddie Mac Pool #SD8532 5.00% 5/1/2055 (d)	89	89
Freddie Mac Pool #RQ0012 5.00% 6/1/2055 (d)	237	237
Freddie Mac Pool #RQ0026 5.00% 7/1/2055 (d)	874	873
Uniform Mortgage-Backed Security 2.00% 1/1/2056 (d)(e)	1,030	833
Uniform Mortgage-Backed Security 3.50% 1/1/2056 (d)(e)	7	7
Uniform Mortgage-Backed Security 4.00% 1/1/2056 (d)(e)	485	460
Uniform Mortgage-Backed Security 4.50% 1/1/2056 (d)(e)	338	330
Uniform Mortgage-Backed Security 5.50% 1/1/2056 (d)(e)	483	490
Uniform Mortgage-Backed Security 6.50% 1/1/2056 (d)(e)	20	20
Uniform Mortgage-Backed Security 3.50% 2/1/2056 (d)(e)	392	361
		18,493

Commercial mortgage-backed securities 0.61%
BMO Mortgage Trust, Series 2024-5C8, Class AS, 5.94% 12/15/2057 (d)(f)	55	57
BX Trust, Series 2025-BIO3, Class A, 6.138% 2/10/2042 (d)(g)	140	144
BX Trust, Series 2025-ARIA, Class A, 5.031% 12/13/2042 (d)(f)(g)	335	339
BX Trust, Series 2025-VOLT, Class A, (1-month USD CME Term SOFR + 1.70%) 5.70% 12/15/2044 (d)(f)(g)	298	299
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028 (d)(f)(g)	100	104
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040 (d)(f)(g)	135	139
Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class A, (1-month USD CME Term SOFR + 1.45%) 5.20% 12/15/2039 (d)(f)(g)	24	24
Hawaii Hotel Trust, Series 2025-MAUI, Class A, (1-month USD CME Term SOFR + 1.393%) 5.143% 3/15/2042 (d)(f)(g)	100	100
Houston Galleria Mall Trust, Series 2025-HGLR, Class A, 5.462% 2/5/2045 (d)(f)(g)	157	163
HTL Commercial Mortgage Trust, Series 2024-T53, Class A, 5.876% 5/10/2039 (d)(f)(g)	100	101
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A, 5.467% 1/13/2040 (d)(f)(g)	131	136
INTOWN Mortgage Trust, Series 2025-STAY, Class A, (1-month USD CME Term SOFR + 1.35%) 5.10% 3/15/2042 (d)(f)(g)	295	296
KSL Commercial Mortgage Trust, Series 2024-HT2, Class A, (1-month USD CME Term SOFR + 1.542%) 5.293% 12/15/2039 (d)(f)(g)	139	139

145	American Funds Insurance Series

American Funds Global Balanced Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Multifamily Connecticut Avenue Securities, Series 2024-01, Class M7, (30-day Average USD-SOFR + 2.75%) 6.624% 7/25/2054 (d)(f)(g)	USD50	$51
NYC Commercial Mortgage Trust, Series 2025-28L, Class A, 4.668% 11/5/2038 (d)(f)(g)	128	128
SWCH Commercial Mortgage Trust, Series 2025-DATA, Class A, (1-month USD CME Term SOFR + 1.443%) 5.193% 2/15/2042 (d)(f)(g)	555	551
		2,771

Collateralized mortgage-backed obligations (privately originated) 0.49%
Cascade Funding Mortgage Trust, Series 2024-HB15, Class A, 4.00% 8/25/2034 (d)(f)(g)	66	66
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 6.174% 5/25/2043 (d)(f)(g)	122	124
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 5.774% 6/25/2043 (d)(f)(g)	55	55
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 5.574% 7/25/2043 (d)(f)(g)	35	35
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M2, (30-day Average USD-SOFR + 1.80%) 5.674% 1/25/2044 (d)(f)(g)	55	55
Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M1, (30-day Average USD-SOFR + 1.10%) 4.974% 5/25/2044 (d)(f)(g)	36	36
Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M2, (30-day Average USD-SOFR + 1.65%) 5.524% 5/25/2044 (d)(f)(g)	121	122
Connecticut Avenue Securities Trust, Series 2025-R02, Class 1A1, (30-day Average USD-SOFR + 1.00%) 4.874% 2/25/2045 (d)(f)(g)	20	20
Connecticut Avenue Securities Trust, Series 2025-R02, Class 1M1, (30-day Average USD-SOFR + 1.15%) 5.024% 2/25/2045 (d)(f)(g)	35	36
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2025-DNA1, Class A1, (30-day Average USD-SOFR + 0.95%) 4.824% 1/25/2045 (d)(f)(g)	23	23
GCAT Trust, Series 2024-NQM2, Class A1, 6.085% 6/25/2059 (7.359% on 5/1/2028) (d)(g)(h)	189	191
MFRA Trust, Series 2024-NQM3, Class A1, 5.722% 12/25/2069 (6.722% on 12/1/2028) (d)(g)(h)	98	99
MFRA Trust, Series 2025-NQM3, Class A1, 5.261% 8/25/2070 (6.261% on 7/1/2029) (d)(g)(h)	96	97
New York Mortgage Trust, Series 2024-CP1, Class A1, 3.75% 2/25/2068 (d)(f)(g)	82	77
Onslow Bay Financial, LLC, Series 2024-NQM5, Class A1, 5.988% 1/25/2064 (6.988% on 3/1/2028) (d)(g)(h)	70	70
Onslow Bay Financial, LLC, Series 2024-NQM7, Class A1, 6.243% 3/25/2064 (7.243% on 4/1/2028) (d)(g)(h)	136	138
Onslow Bay Financial, LLC, Series 2025-NQM3, Class A1, 5.648% 12/1/2064 (6.648% on 2/1/2029) (d)(g)(h)	180	182
Onslow Bay Financial, LLC, Series 2025-NQM1, Class A1, 5.547% 12/25/2064 (6.547% on 12/1/2028) (d)(g)(h)	197	198
Starwood Mortgage Residential Trust, Series 2025-SFR5, Class A, (1-month USD CME Term SOFR + 1.45%) 5.201% 2/17/2042 (d)(f)(g)	100	100
Verus Securitization Trust, Series 2024-4, Class A1, 6.218% 6/25/2069 (7.218% on 5/1/2028) (d)(g)(h)	196	199
Verus Securitization Trust, Series 2024-4, Class A2, 6.572% 6/25/2069 (7.572% on 5/1/2028) (d)(g)(h)	98	100
Verus Securitization Trust, Series 2024-9, Class A1, 5.438% 11/25/2069 (d)(f)(g)	84	84
Verus Securitization Trust, Series 2025-7, Class A1, 5.129% 8/25/2070 (6.129% on 8/1/2029) (d)(g)(h)	120	120
		2,227

Other mortgage-backed securities 0.22%
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2037 (d)	DKK397	58
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040 (d)	1,054	151
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043 (d)	4,925	637
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2050 (d)	438	50
Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050 (d)	530	65
Realkredit Danmark AS 1.00% 10/1/2053 (d)	176	22
		983
Total mortgage-backed obligations		24,474

American Funds Insurance Series	146

American Funds Global Balanced Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes 5.05%
Financials 1.32%
200 Park Funding Trust 5.74% 2/15/2055 (g)	USD100	$100
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028) (h)	EUR230	257
AIB Group PLC 5.75% 2/16/2029 (1-year EUR Mid-Swap + 2.85% on 2/16/2028) (h)	100	125
Banco de Sabadell SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028) (h)	100	123
Banco de Sabadell SA 5.125% 6/27/2034 (5-year EUR Mid-Swap + 2.40% on 6/7/2029) (h)	100	124
Barclays PLC 7.09% 11/6/2029 (1-year GBP-OIS SONIO/N + 2.553% on 11/6/2028) (h)	GBP100	143
Barclays PLC 4.616% 3/26/2037 (5-year EUR Mid-Swap + 2.05% on 3/26/2032) (h)	EUR100	121
BBVA Bancomer SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033) (h)	USD200	221
BPCE SA 4.50% 1/13/2033	EUR100	123
Brown & Brown, Inc. 5.55% 6/23/2035	USD7	7
CaixaBank SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028) (g)(h)	200	208
CaixaBank SA 4.375% 8/8/2036 (5-year EUR-ICE Swap EURIBOR + 1.95% on 8/8/2031) (h)	EUR200	242
Chubb INA Holdings, LLC 3.35% 5/3/2026	USD10	10
Chubb INA Holdings, LLC 4.35% 11/3/2045	20	17
Citigroup, Inc. 4.542% 9/19/2030 (USD-SOFR + 1.338% on 9/19/2029) (h)	70	71
Corebridge Financial, Inc. 3.90% 4/5/2032	59	56
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026) (h)	160	157
Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029) (h)	EUR200	222
DNB Bank ASA 4.00% 8/17/2027 (1-year GBP-GILT + 2.15% on 8/17/2026) (h)	GBP100	135
Goldman Sachs Group, Inc. 5.727% 4/25/2030 (USD-SOFR + 1.265% on 4/25/2029) (h)	USD135	141
HSBC Holdings PLC 7.39% 11/3/2028 (USD-SOFR + 7.39% on 11/3/2027) (h)	360	381
HSBC Holdings PLC 4.619% 11/6/2031 (USD-SOFR + 1.19% on 11/6/2030) (h)	200	201
HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033) (h)	290	331
ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032) (h)	EUR100	130
JPMorgan Chase & Co. 4.603% 10/22/2030 (USD-SOFR + 1.04% on 10/22/2029) (h)	USD85	86
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031) (h)	280	250
JPMorgan Chase & Co. 5.572% 4/22/2036 (USD-SOFR + 1.68% on 4/22/2035) (h)	220	231
Mastercard, Inc. 2.00% 11/18/2031	102	91
Mizuho Financial Group, Inc. 5.778% 7/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.65% on 7/6/2028) (h)	294	306
Morgan Stanley 5.656% 4/18/2030 (USD-SOFR + 1.26% on 4/18/2029) (h)	150	156
NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029) (h)	EUR175	192
New York Life Insurance Co. 3.75% 5/15/2050 (g)	USD23	17
PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033) (h)	65	74
PNC Financial Services Group, Inc. 5.676% 1/22/2035 (USD-SOFR + 1.902% on 1/22/2034) (h)	25	26
PT Bank Negara Indonesia (Persero) Tbk 5.28% 4/5/2029	280	287
Standard Chartered PLC 5.244% 5/13/2031 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 5/13/2030) (g)(h)	330	340
Toronto-Dominion Bank (The) 4.808% 6/3/2030	75	77
Wells Fargo & Co. 3.90% 7/22/2032 (3-month EUR-EURIBOR + 1.22% on 7/22/2031) (h)(i)	EUR150	181
		5,960

Utilities 0.61%
Alfa Transmisora De Energia SA 4.55% 9/27/2051	USD197	159
CMS Energy Corp. 3.00% 5/15/2026	180	179
Duke Energy Corp. 3.75% 4/1/2031	EUR100	119
Electricite de France SA 4.25% 1/25/2032	100	123
Electricite de France SA 4.00% 5/7/2037	100	117
Electricite de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028) (h)	200	230
Electricite de France SA 7.50% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 4.86% on 12/6/2028) (h)	200	256
Enel Finance International NV 2.125% 7/12/2028 (g)	USD200	190
Enfragen Energia Sur SA 5.375% 12/30/2030	200	186
Engie SA 7.00% 10/30/2028	GBP50	72
Exelon Corp. 3.40% 4/15/2026	USD75	75
Interstate Power and Light Co. 2.30% 6/1/2030	50	46

147	American Funds Insurance Series

American Funds Global Balanced Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Utilities (continued)
Pacific Gas and Electric Co. 6.15% 1/15/2033	USD78	$83
Pacific Gas and Electric Co. 6.00% 8/15/2035	120	126
Pacific Gas and Electric Co. 4.95% 7/1/2050	120	102
Pacific Gas and Electric Co. 3.50% 8/1/2050	137	93
Public Service Co. of Colorado 2.70% 1/15/2051	125	76
Southern California Edison Co. 5.45% 3/1/2035	150	152
Southern California Edison Co. 6.20% 9/15/2055	60	61
SP Transmission PLC 2.00% 11/13/2031	GBP100	117
Xcel Energy, Inc. 3.35% 12/1/2026	USD200	199
		2,761

Energy 0.59%
Ecopetrol SA 8.625% 1/19/2029	125	134
Empresa Nacional del Petroleo 5.95% 7/30/2034 (g)	200	210
Enterprise Products Operating, LLC 4.95% 2/15/2035	25	25
GreenSaif Pipelines Bidco SARL 5.853% 2/23/2036 (g)	225	236
Petroleos Mexicanos 6.84% 1/23/2030	1,455	1,479
Petroleos Mexicanos 6.95% 1/28/2060	80	65
Qatar Energy 3.125% 7/12/2041 (g)	320	247
Raizen Fuels Finance SA 6.45% 3/5/2034 (g)	200	163
TotalEnergies Capital SA 5.488% 4/5/2054	85	82
		2,641

Communication services 0.57%
America Movil, SAB de CV, 10.125% 1/22/2029	MXN9,100	522
America Movil, SAB de CV, 9.50% 1/27/2031	2,000	113
America Movil, SAB de CV, 10.30% 1/30/2034	2,000	117
AT&T, Inc. 2.75% 6/1/2031	USD165	152
AT&T, Inc. 5.20% 11/18/2033	GBP100	136
AT&T, Inc. 2.55% 12/1/2033	USD64	55
CCO Holdings, LLC 4.25% 1/15/2034 (g)	75	64
Comcast Corp. 3.55% 5/1/2028	70	69
Comcast Corp. 0.25% 9/14/2029	EUR250	267
Deutsche Telekom International Finance BV 9.25% 6/1/2032	USD45	56
Orange 3.625% 11/16/2031	EUR100	120
Orange 5.625% 1/23/2034	GBP90	127
T-Mobile USA, Inc. 2.05% 2/15/2028	USD200	192
T-Mobile USA, Inc. 3.15% 2/11/2032	EUR100	116
T-Mobile USA, Inc. 5.15% 4/15/2034	USD115	118
Verizon Communications, Inc. 0.375% 3/22/2029	EUR140	152
Verizon Communications, Inc. 2.355% 3/15/2032	USD100	88
Verizon Communications, Inc. 0.75% 3/22/2032	EUR100	101
		2,565

Industrials 0.43%
Boeing Co. (The) 6.298% 5/1/2029	USD95	101
Boeing Co. (The) 6.528% 5/1/2034	604	668
Canadian Pacific Railway Co. 3.00% 12/2/2041	42	32
Canadian Pacific Railway Co. 3.10% 12/2/2051	129	86
Carrier Global Corp. 2.493% 2/15/2027	7	7
CSX Corp. 3.80% 4/15/2050	6	5
CSX Corp. 2.50% 5/15/2051	75	45
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/2035	200	195
Honeywell International, Inc. 3.75% 3/1/2036	EUR100	116
Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034 (g)	USD76	79
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027 (g)	200	199

American Funds Insurance Series	148

American Funds Global Balanced Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Industrials (continued)
RTX Corp. 4.125% 11/16/2028	USD100	$100
RTX Corp. 6.10% 3/15/2034	55	60
RTX Corp. 4.50% 6/1/2042	70	63
Veralto Corp. 4.15% 9/19/2031	EUR100	122
Veralto Corp. 5.45% 9/18/2033	USD40	42
		1,920

Consumer discretionary 0.33%
BMW International Investment BV 4.75% 9/4/2030	GBP100	137
Ford Motor Credit Co., LLC 3.622% 7/27/2028	EUR200	237
Ford Motor Credit Co., LLC 5.73% 9/5/2030	USD200	203
Ford Motor Credit Co., LLC 6.50% 2/7/2035	200	207
General Motors Financial Co., Inc. 5.90% 1/7/2035	140	146
Hyundai Capital America 1.50% 6/15/2026 (g)	100	99
Hyundai Capital America 5.10% 6/24/2030 (g)	72	74
Hyundai Capital America 4.50% 9/18/2030 (g)	100	100
McDonald’s Corp. 1.60% 3/15/2031 (i)	EUR100	109
Sands China, Ltd. 4.375% 6/18/2030	USD200	197
		1,509

Health care 0.33%
AbbVie, Inc. 5.05% 3/15/2034	25	26
AbbVie, Inc. 5.35% 3/15/2044	25	25
AbbVie, Inc. 5.40% 3/15/2054	25	24
AbbVie, Inc. 5.50% 3/15/2064	25	24
Amgen, Inc. 2.20% 2/21/2027	200	196
Amgen, Inc. 4.20% 3/1/2033	200	196
Amgen, Inc. 5.65% 3/2/2053	300	294
Bristol-Myers Squibb Co. 5.55% 2/22/2054	60	59
CVS Health Corp. 5.40% 6/1/2029	125	129
GE HealthCare Technologies, Inc. 4.80% 8/14/2029	33	34
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	107	108
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	21	20
Takeda Pharmaceutical Co., Ltd. 2.25% 11/21/2026	EUR100	117
UnitedHealth Group, Inc. 4.00% 5/15/2029	USD150	150
UnitedHealth Group, Inc. 5.625% 7/15/2054	65	64
		1,466

Consumer staples 0.32%
Altria Group, Inc. 2.20% 6/15/2027	EUR170	199
BAT Capital Corp. 3.215% 9/6/2026	USD62	62
BAT Capital Corp. 3.557% 8/15/2027	105	104
BAT Capital Corp. 3.462% 9/6/2029	75	73
BAT Capital Corp. 5.625% 8/15/2035	243	253
Campbell’s Co. (The) 4.75% 3/23/2035	47	45
Coca-Cola Co. 4.65% 8/14/2034	61	62
Coca-Cola Co. 3.75% 8/15/2053	EUR125	133
Mars, Inc. 5.20% 3/1/2035 (g)	USD105	108
Minerva Luxembourg SA 8.875% 9/13/2033	200	219
Philip Morris International, Inc. 4.00% 10/29/2030	60	60
Philip Morris International, Inc. 5.75% 11/17/2032	110	118
		1,436

Materials 0.30%
Braskem Netherlands Finance BV 4.50% 1/31/2030	220	86

149	American Funds Insurance Series

American Funds Global Balanced Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Materials (continued)
Braskem Netherlands Finance BV 8.50% 1/12/2031	USD400	$157
First Quantum Minerals, Ltd. 9.375% 3/1/2029 (g)	250	263
Nickel Industries, Ltd. 9.00% 9/30/2030 (g)	200	208
Samarco Mineracao SA 9.00% PIK 6/30/2031 (5.50% PIK and 3.50% Cash on 12/30/2026) (h)(j)	276	280
Samarco Mineracao SA 9.00% PIK 6/30/2031 (5.50% PIK and 3.50% Cash on 12/30/2026) (g)(h)(j)	46	47
Vale Overseas, Ltd. 3.75% 7/8/2030	94	91
Verallia SAS 3.875% 11/4/2032	EUR200	229
		1,361

Information technology 0.15%
Amphenol Corp. 3.125% 6/16/2032	100	116
Broadcom, Inc. 4.00% 4/15/2029 (g)	USD21	21
Broadcom, Inc. 4.15% 11/15/2030	30	30
Broadcom, Inc. 3.469% 4/15/2034	123	112
Oracle Corp. 2.65% 7/15/2026	216	214
SK hynix, Inc. 1.50% 1/19/2026	200	200
		693

Real estate 0.10%
American Tower Corp. 0.875% 5/21/2029	EUR130	143
Equinix Europe 2 Financing Corp., LLC 5.50% 6/15/2034	USD100	103
Equinix, Inc. 2.15% 7/15/2030	176	160
Essex Portfolio, LP 3.375% 4/15/2026	40	40
		446
Total corporate bonds and notes		22,758
Asset-backed obligations 0.54%
Other asset-backed securities 0.29%
Apollo Aviation Securitization Equity Trust, Series 2025-3A, Class A, 5.243% 2/16/2050 (d)(g)	323	324
Castlelake Aircraft Securitization Trust, Series 2025-1A, Class A, 5.783% 2/15/2050 (d)(g)	93	95
NMEF Funding, LLC, Series 2025-A, Class A2, 4.72% 7/15/2032 (d)(g)	76	76
OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class A, 6.27% 6/17/2031 (d)(g)	208	211
OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class B, 7.15% 6/17/2031 (d)(g)	100	101
PEAC Solutions Receivables, LLC, Series 2025-1A, Class A2, 4.94% 10/20/2028 (d)(g)	86	87
SCF Equipment Trust, LLC, Series 2025-1A, Class A3, 5.11% 11/21/2033 (d)(g)	231	236
U.S. Bank National Association, Series 2025-SUP1, Class B, 5.582% 2/25/2032 (d)(g)	161	162
		1,292

Credit card 0.11%
Imprint Payments Credit Card Master Trust, Series 2025-A, Class A, 4.84% 9/15/2029 (d)(g)	100	100
Mission Lane Credit Card Master Trust, Series 2024-A, Class A1, 6.20% 8/15/2029 (d)(g)	113	114
Mission Lane Credit Card Master Trust, Series 2024-A, Class B, 6.59% 8/15/2029 (d)(g)	100	100
Mission Lane Credit Card Master Trust, Series 2025-C, Class A, 4.78% 12/16/2030 (d)(g)	100	101
Mission Lane Credit Card Master Trust, Series 2025-B, Class A, 5.06% 9/15/2031 (d)(g)	100	101
		516

Auto loan 0.09%
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027 (d)(g)	125	126
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029 (d)(g)	148	154
Hertz Vehicle Financing, LLC, Series 2025-1A, Class A, 4.91% 9/25/2029 (d)(g)	100	101
Securitized Term Auto Receivables Trust, Series 2025-A, Class B, 5.038% 7/25/2031 (d)(g)	10	10
		391

American Funds Insurance Series	150

American Funds Global Balanced Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)

Collateralized loan obligations 0.04%
Steele Creek CLO, Ltd., Series 2019-2A, Class ARR, (3-month USD CME Term SOFR + 1.00%) 4.905% 7/15/2032 (d)(f)(g)	USD181	$180

Student loan 0.01%
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 5.534% 11/15/2052 (d)(f)(g)	62	63
Total asset-backed obligations		2,442
Federal agency bonds & notes 0.07%
Export-Import Bank of Thailand 5.354% 5/16/2029	200	208
Korea Development Bank 6.75% 7/1/2030	INR10,000	110
		318
Municipals 0.03%
Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048	USD100	74

Texas 0.01%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	80	55
Total municipals		129
Total bonds, notes & other debt instruments (cost: $134,692,000)		132,358
Investment funds 0.94%	Shares
Capital Group Central Corporate Bond Fund (k)	499,957	4,250
Total investment funds (cost: $3,967,000)		4,250
Short-term securities 6.16%
Money market investments 6.16%
Capital Group Central Cash Fund 3.79% (k)(l)	277,543	27,757
Total short-term securities (cost: $27,752,000)		27,757
Options purchased (equity style) 0.00%
Options purchased (equity style)*		2
Total options purchased (equity style) (cost: $10,000)		2
Total investment securities 100.13% (cost: $367,548,000)		451,054
Other assets less liabilities (0.13)%		(587)
Net assets 100.00%		$450,467

151	American Funds Insurance Series

American Funds Global Balanced Fund (continued)
*Options purchased (equity style)

Options on foreign currencies
Description	Counterparty	Expiration date	Exercise price	Notional amount (000)	Value at 12/31/2025 (000)
Put
USD/JPY Foreign Currency Options	BNP Paribas	2/18/2026	JPY147.00	USD2,000	$2
Options purchased (futures style)

Options on futures
Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
Put
10 Year Euro-Bund Futures Option	18	1/23/2026	EUR126.50	EUR1,800	$— (m)
Options written (futures style)

Options on futures
Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
Call
10 Year Euro-Bund Futures Option	(18)	1/23/2026	EUR131.50	EUR(1,800)	$4
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
3 Month CORRA Futures	Long	96	6/17/2026	USD17,086	$52
3 Month CORRA Futures	Short	4	9/16/2026	(712)	1
2 Year Italy Government Bond Futures	Long	44	3/10/2026	5,550	(10)
2 Year Euro-Schatz Futures	Short	22	3/10/2026	(2,761)	3
2 Year Canadian Government Bond Futures	Long	12	3/31/2026	923	(3)
2 Year U.S. Treasury Note Futures	Long	111	4/6/2026	23,176	(5)
5 Year Euro-Bobl Futures	Long	22	3/10/2026	3,003	(15)
5 Year Canadian Government Bond Futures	Long	14	3/31/2026	1,156	(10)
5 Year U.S. Treasury Note Futures	Long	15	4/6/2026	1,640	(5)
10 Year Euro-Bund Futures	Long	5	3/10/2026	750	(5)
10 Year French Government Bond Futures	Short	3	3/10/2026	(425)	3
10 Year Italy Government Bond Futures	Short	8	3/10/2026	(1,130)	5

American Funds Insurance Series	152

American Funds Global Balanced Fund (continued)
Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
10 Year Australian Treasury Bond Futures	Long	8	3/16/2026	USD584	$3
10 Year Japanese Government Bond Futures	Short	3	3/23/2026	(2,536)	18
10 Year U.S. Treasury Note Futures	Long	26	3/31/2026	2,923	(21)
10 Year Ultra U.S. Treasury Note Futures	Long	6	3/31/2026	690	(7)
10 Year UK Gilt Futures	Short	2	3/31/2026	(246)	1
10 Year Canadian Government Bond Futures	Short	7	3/31/2026	(617)	9
20 Year U.S. Treasury Bond Futures	Long	15	3/31/2026	1,734	(24)
30 Year Euro-Buxl Futures	Short	8	3/10/2026	(1,035)	23
30 Year Ultra U.S. Treasury Bond Futures	Long	13	3/31/2026	1,534	(27)
					$(14)
Forward currency contracts

Contract amount				Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Currency purchased (000)		Currency sold (000)
TRY	13,630	USD	312	Citibank	1/7/2026	$3
USD	899	MYR	3,710	JPMorgan Chase	1/8/2026	(16)
USD	725	JPY	112,210	Bank of America	1/9/2026	8
USD	355	JPY	54,745	Citibank	1/9/2026	5
USD	277	JPY	42,750	Citibank	1/9/2026	4
CHF	130	USD	163	JPMorgan Chase	1/9/2026	1
CZK	13,595	EUR	562	JPMorgan Chase	1/9/2026	1
USD	21	CLP	19,505	Citibank	1/9/2026	— (m)
USD	464	IDR	7,740,641	Citibank	1/9/2026	— (m)
JPY	33,170	USD	212	BNP Paribas	1/9/2026	— (m)
USD	244	MXN	4,405	Morgan Stanley	1/9/2026	— (m)
USD	78	COP	300,000	Citibank	1/9/2026	(1)
USD	517	CHF	410	Bank of America	1/9/2026	(1)
JPY	10,610	USD	69	Morgan Stanley	1/9/2026	(1)
USD	339	CHF	270	Goldman Sachs	1/9/2026	(2)
USD	1,134	INR	102,200	HSBC Bank	1/9/2026	(2)
USD	415	CZK	8,586	JPMorgan Chase	1/9/2026	(3)
USD	334	GBP	250	Bank of America	1/9/2026	(3)
USD	291	MXN	5,330	UBS AG	1/9/2026	(4)
USD	606	EUR	520	Citibank	1/9/2026	(6)
USD	443	KRW	655,190	Citibank	1/9/2026	(11)
USD	1,103	CAD	1,535	Barclays Bank PLC	1/9/2026	(16)
USD	1,614	KRW	2,363,730	Citibank	1/9/2026	(24)
CNH	17,205	USD	2,438	Citibank	1/12/2026	30
ZAR	3,460	USD	202	Citibank	1/12/2026	6
CNH	4,541	USD	646	Goldman Sachs	1/12/2026	5
EUR	186	CAD	300	HSBC Bank	1/12/2026	1
NZD	47	USD	27	Bank of America	1/12/2026	— (m)
EUR	411	GBP	360	UBS AG	1/12/2026	(1)
USD	64	NOK	651	Morgan Stanley	1/12/2026	(1)
USD	71	RON	310	Citibank	1/12/2026	(1)
USD	123	SGD	160	Citibank	1/12/2026	(1)
USD	264	MXN	4,785	HSBC Bank	1/12/2026	(2)
USD	107	PLN	390	Citibank	1/12/2026	(2)
USD	93	SEK	870	HSBC Bank	1/12/2026	(2)
USD	2,079	AUD	3,141	Morgan Stanley	1/12/2026	(17)

153	American Funds Insurance Series

American Funds Global Balanced Fund (continued)
Forward currency contracts (continued)

Contract amount				Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Currency purchased (000)		Currency sold (000)
USD	2,316	HUF	767,740	Citibank	1/12/2026	$(29)
USD	668	THB	20,965	UBS AG	1/14/2026	2
USD	8,604	JPY	1,330,280	Goldman Sachs	1/15/2026	100
EUR	395	DKK	2,950	HSBC Bank	1/15/2026	— (m)
EUR	160	USD	188	JPMorgan Chase	1/15/2026	— (m)
USD	93	ILS	300	HSBC Bank	1/15/2026	(1)
USD	2,540	EUR	2,180	Morgan Stanley	1/15/2026	(24)
USD	7,733	CNH	54,343	Goldman Sachs	1/15/2026	(65)
EUR	529	GBP	465	HSBC Bank	1/16/2026	(5)
USD	3,966	GBP	2,966	Citibank	1/16/2026	(32)
GBP	466	EUR	530	HSBC Bank	1/22/2026	4
USD	631	GBP	470	Morgan Stanley	1/22/2026	(3)
USD	2,832	BRL	15,446	Citibank	1/23/2026	31
USD	288	BRL	1,600	Citibank	1/23/2026	(2)
USD	26,139	EUR	22,194	HSBC Bank	1/26/2026	24
EUR	1,365	USD	1,610	Standard Chartered Bank	1/29/2026	(3)
EUR	3,015	USD	3,548	Morgan Stanley	1/30/2026	1
EUR	1,050	USD	1,236	Morgan Stanley	3/16/2026	3
						$(52)
Swap contracts

Interest rate swaps
Centrally cleared interest rate swaps
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
3.79165%	Annual	SOFR	Annual	1/13/2026	USD865	$— (m)	$—	$— (m)
4.254%	Annual	SONIA	Annual	5/9/2027	GBP70	1	—	1
3.5175%	Annual	SOFR	Annual	8/15/2027	USD210	1	—	1
SOFR	Annual	3.4925%	Annual	8/19/2027	USD8,340	(21)	—	(21)
SOFR	Annual	3.3395%	Annual	9/23/2027	USD8,510	(2)	—	(2)
4.98038%	Annual	SONIA	Annual	6/21/2028	GBP267	12	—	12
SOFR	Annual	3.29015%	Annual	1/13/2030	USD2,870	12	—	12
6-month EURIBOR	Semi-annual	2.2577%	Annual	3/5/2030	EUR310	4	—	4
6-month EURIBOR	Semi-annual	2.2562%	Annual	3/5/2030	EUR310	4	—	4
6-month EURIBOR	Semi-annual	2.2592%	Annual	3/5/2030	EUR310	3	—	3
3.925%	Annual	6-month NOK-NIBOR	Semi-annual	3/5/2030	NOK3,700	(2)	—	(2)
6-month EURIBOR	Semi-annual	2.1912%	Annual	3/6/2030	EUR280	4	—	4
4.165%	Annual	6-month NOK-NIBOR	Semi-annual	3/24/2030	NOK1,500	1	—	1
4.1703%	Annual	6-month NOK-NIBOR	Semi-annual	3/24/2030	NOK960	— (m)	—	— (m)
4.162%	Annual	6-month NOK-NIBOR	Semi-annual	3/24/2030	NOK970	— (m)	—	— (m)
4.165%	Annual	6-month NOK-NIBOR	Semi-annual	3/25/2030	NOK3,540	1	—	1
6-month NOK-NIBOR	Semi-annual	3.99%	Annual	9/22/2030	NOK2,420	1	—	1
6-month NOK-NIBOR	Semi-annual	4.08%	Annual	9/23/2030	NOK2,390	— (m)	—	— (m)
6-month NOK-NIBOR	Semi-annual	4.095%	Annual	9/23/2030	NOK2,390	— (m)	—	— (m)
6-month NOK-NIBOR	Semi-annual	4.09%	Annual	9/23/2030	NOK1,220	— (m)	—	— (m)
SONIA	Annual	4.36738%	Annual	6/21/2033	GBP62	(3)	—	(3)

American Funds Insurance Series	154

American Funds Global Balanced Fund (continued)
Swap contracts (continued)

Interest rate swaps (continued)
Centrally cleared interest rate swaps (continued)
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
6-month EURIBOR	Semi-annual	2.8972%	Annual	9/11/2055	EUR180	$14	$—	$14
SOFR	Annual	3.9305%	Annual	9/23/2055	USD940	38	—	38
						$68	$—	$68
Bilateral interest rate swaps
Receive		Pay		Counterparty	Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
11.91%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/4/2027	BRL2,940	$(22)	$—	$(22)
13.995%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL6,010	22	—	22
14.115%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL1,660	8	—	8
14.05%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL1,210	5	—	5
14.05%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL740	3	—	3
11.495%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2029	BRL1,530	(22)	—	(22)
							$(6)	$—	$(6)
Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
ITRAXX.EUR.44	1.00%	Quarterly	12/20/2030	EUR1,520	$(41)	$(38)	$(3)
Centrally cleared credit default swaps on credit indices — sell protection
Reference index	Financing rate received	Payment frequency	Expiration date	Notional amount (n) (000)	Value at 12/31/2025 (o) (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
CDX.NA.IG.45	1.00%	Quarterly	12/20/2030	USD1,928	$44	$44	$— (m)
Investments in affiliates (k)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Investment funds 0.94%
Capital Group Central Corporate Bond Fund	$3,953	$195	$—	$—	$102	$4,250	$195

155	American Funds Insurance Series

American Funds Global Balanced Fund (continued)
Investments in affiliates (k) (continued)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Short-term securities 6.16%
Money market investments 6.16%
Capital Group Central Cash Fund 3.79% (l)	$22,187	$115,565	$109,995	$(2)	$2	$27,757	$1,158
Total 7.10%				$(2)	$104	$32,007	$1,353
Restricted securities (i)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Wells Fargo & Co. 3.90% 7/22/2032 (3-month EUR-EURIBOR + 1.22% on 7/22/2031) (h)	12/4/2024	$163	$181	0.04%
McDonald’s Corp. 1.60% 3/15/2031	9/30/2024	104	109	0.02
Total		$267	$290	0.06%

(a)	Non-income producing.
(b)	Index-linked bond whose principal amount moves with a government price index.
(c)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $899,000, which represented 0.20% of the net assets of the fund.
(d)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(e)	Represents securities transacted on a TBA basis.
(f)
Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(g)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,356,000, which represented 2.30% of the net assets of the fund.

(h)	Step bond; coupon rate may change at a later date.
(i)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(j)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(k)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(l)	Rate represents the seven-day yield at 12/31/2025.
(m)	Amount less than one thousand.
(n)	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
(o)
The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

American Funds Insurance Series	156

American Funds Global Balanced Fund (continued)

Key to abbreviation(s)
ADR = American Depositary Receipts
AUD = Australian dollars
BRL = Brazilian reais
BZDIOVER = Overnight Brazilian Interbank Deposit Rate
CAD = Canadian dollars
CHF = Swiss francs
CLO = Collateralized Loan Obligations
CLP = Chilean pesos
CME = CME Group
CNH = Chinese yuan renminbi
CNY = Chinese yuan renminbi
COP = Colombian pesos
CORRA = Canadian Overnight Repo Rate Average
CZK = Czech korunas
DKK = Danish kroner
EUR = Euros
EURIBOR = Euro Interbank Offered Rate
GBP = British pounds
HUF = Hungarian forints
ICE = Intercontinental Exchange, Inc.
IDR = Indonesian rupiah
ILS = Israeli shekels
INR = Indian rupees
JPY = Japanese yen

KRW = South Korean won
MXN = Mexican pesos
MYR = Malaysian ringgits
NIBOR = Norwegian Interbank Offered Rate
NOK = Norwegian kroner
NZD = New Zealand dollars
OIS = Overnight Index Swap
PIK = Payment In Kind
PLN = Polish zloty
Ref. = Refunding
REIT = Real Estate Investment Trust
Rev. = Revenue
RON = Romanian leu
SEK = Swedish kronor
SGD = Singapore dollars
SOFR = Secured Overnight Financing Rate
SONIA = Sterling Overnight Interbank Average Rate
SONIO/N = Sonio O/N Deposit Rates Swap
TBA = To be announced
THB = Thai baht
TRY = Turkish lira
USD = U.S. dollars
UST = U.S. Treasury
ZAR = South African rand
Refer to the notes to financial statements.

157	American Funds Insurance Series

The Bond Fund of America
Investment portfolio December 31, 2025

Bonds, notes & other debt instruments 95.01%	Principal amount (000)	Value (000)
Mortgage-backed obligations 32.02%
Federal agency mortgage-backed obligations 25.58%
Fannie Mae Pool #AR3058 3.00% 1/1/2028 (a)	USD17	$17
Fannie Mae Pool #AS8018 3.00% 9/1/2031 (a)	22	22
Fannie Mae Pool #BM4741 3.00% 4/1/2032 (a)	9	9
Fannie Mae Pool #FM2499 2.50% 2/1/2035 (a)	1,896	1,813
Fannie Mae Pool #CB2248 2.50% 11/1/2036 (a)	93	88
Fannie Mae Pool #913966 6.00% 2/1/2037 (a)	29	31
Fannie Mae Pool #CB3701 2.50% 5/1/2037 (a)	1,645	1,557
Fannie Mae Pool #MA4665 2.50% 7/1/2037 (a)	677	640
Fannie Mae Pool #945680 6.00% 9/1/2037 (a)	316	334
Fannie Mae Pool #924866 6.015% 10/1/2037 (a)(b)	125	127
Fannie Mae Pool #988588 5.50% 8/1/2038 (a)	140	146
Fannie Mae Pool #889982 5.50% 11/1/2038 (a)	594	620
Fannie Mae Pool #AB1297 5.00% 8/1/2040 (a)	134	138
Fannie Mae Pool #AH8144 5.00% 4/1/2041 (a)	671	686
Fannie Mae Pool #AH9479 5.00% 4/1/2041 (a)	666	685
Fannie Mae Pool #FM7365 2.00% 5/1/2041 (a)	102,235	89,225
Fannie Mae Pool #AI1862 5.00% 5/1/2041 (a)	639	658
Fannie Mae Pool #AI3510 5.00% 6/1/2041 (a)	322	331
Fannie Mae Pool #AJ0704 5.00% 9/1/2041 (a)	292	300
Fannie Mae Pool #AJ5391 5.00% 11/1/2041 (a)	161	166
Fannie Mae Pool #AZ3904 4.00% 5/1/2045 (a)	38	37
Fannie Mae Pool #FM9416 3.50% 7/1/2045 (a)	1,540	1,462
Fannie Mae Pool #MA5786 7.00% 7/1/2045 (a)	231	243
Fannie Mae Pool #AL8522 3.50% 5/1/2046 (a)	667	633
Fannie Mae Pool #BD1968 4.00% 7/1/2046 (a)	727	703
Fannie Mae Pool #BD5477 4.00% 7/1/2046 (a)	115	111
Fannie Mae Pool #BM5148 4.00% 10/1/2046 (a)	4,084	3,963
Fannie Mae Pool #BE0592 4.00% 11/1/2046 (a)	289	276
Fannie Mae Pool #BE8885 4.00% 3/1/2047 (a)	702	681
Fannie Mae Pool #MA3058 4.00% 7/1/2047 (a)	31	30
Fannie Mae Pool #CA0770 3.50% 11/1/2047 (a)	3,647	3,424
Fannie Mae Pool #BJ1515 4.00% 11/1/2047 (a)	1,721	1,668
Fannie Mae Pool #CA0706 4.00% 11/1/2047 (a)	64	62
Fannie Mae Pool #BM4413 4.50% 12/1/2047 (a)	1,995	1,983
Fannie Mae Pool #CA1189 3.50% 2/1/2048 (a)	1,043	979
Fannie Mae Pool #BJ5749 4.00% 5/1/2048 (a)	14	13
Fannie Mae Pool #BF0293 3.00% 7/1/2048 (a)	5,216	4,728
Fannie Mae Pool #BF0318 3.50% 8/1/2048 (a)	3,839	3,614
Fannie Mae Pool #BM5349 4.00% 9/1/2048 (a)	16,627	16,110
Fannie Mae Pool #FM4891 3.50% 10/1/2048 (a)	15,508	14,679
Fannie Mae Pool #BM4676 4.00% 10/1/2048 (a)	9	9
Fannie Mae Pool #FM3280 3.50% 5/1/2049 (a)	399	379
Fannie Mae Pool #CA3807 3.00% 7/1/2049 (a)	1,046	951
Fannie Mae Pool #CA3806 3.00% 7/1/2049 (a)	703	640
Fannie Mae Pool #FS5372 3.50% 7/1/2049 (a)	2,075	1,957
Fannie Mae Pool #FM1262 4.00% 7/1/2049 (a)	16,776	16,198
Fannie Mae Pool #FM0007 3.50% 9/1/2049 (a)	11,941	11,207
Fannie Mae Pool #FM1589 3.50% 9/1/2049 (a)	3,203	2,996
Fannie Mae Pool #FM1954 3.50% 11/1/2049 (a)	5,177	4,840
Fannie Mae Pool #FS5313 3.50% 1/1/2050 (a)	23,734	22,304
Fannie Mae Pool #CA5504 2.50% 4/1/2050 (a)	11	9
Fannie Mae Pool #CA5659 2.50% 5/1/2050 (a)	249	212
Fannie Mae Pool #CA5968 2.50% 6/1/2050 (a)	4,712	4,072
Fannie Mae Pool #CA6168 2.50% 6/1/2050 (a)	520	441
Fannie Mae Pool #BP5576 2.50% 6/1/2050 (a)	40	33
Fannie Mae Pool #FM5507 3.00% 7/1/2050 (a)	14,584	13,192
Fannie Mae Pool #CA6309 3.00% 7/1/2050 (a)	4,986	4,532
Fannie Mae Pool #CA6349 3.00% 7/1/2050 (a)	1,623	1,441
Fannie Mae Pool #CA6727 2.50% 8/1/2050 (a)	4,629	3,931
Fannie Mae Pool #CA6918 2.50% 8/1/2050 (a)	926	785

American Funds Insurance Series	158

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FP0058 2.50% 8/1/2050 (a)	USD595	$505
Fannie Mae Pool #CA6740 3.00% 8/1/2050 (a)	927	824
Fannie Mae Pool #BQ1226 2.00% 9/1/2050 (a)	1,561	1,277
Fannie Mae Pool #BP6715 2.00% 9/1/2050 (a)	1	1
Fannie Mae Pool #CA7040 2.50% 9/1/2050 (a)	16,492	13,964
Fannie Mae Pool #FM4256 2.50% 9/1/2050 (a)	2,472	2,140
Fannie Mae Pool #CA7028 2.50% 9/1/2050 (a)	854	739
Fannie Mae Pool #FM7195 2.50% 9/1/2050 (a)	405	343
Fannie Mae Pool #BQ2400 2.50% 9/1/2050 (a)	56	48
Fannie Mae Pool #CA7052 3.00% 9/1/2050 (a)	289	258
Fannie Mae Pool #CA7529 2.50% 10/1/2050 (a)	872	738
Fannie Mae Pool #CA7257 2.50% 10/1/2050 (a)	241	209
Fannie Mae Pool #FM4684 2.50% 10/1/2050 (a)	185	158
Fannie Mae Pool #FP0034 2.50% 10/1/2050 (a)	174	148
Fannie Mae Pool #CA7381 3.00% 10/1/2050 (a)	1,369	1,216
Fannie Mae Pool #FM4870 2.00% 11/1/2050 (a)	1,748	1,418
Fannie Mae Pool #CA7599 2.50% 11/1/2050 (a)	5,795	5,023
Fannie Mae Pool #FM5309 2.50% 11/1/2050 (a)	1,078	916
Fannie Mae Pool #BQ7564 2.50% 11/1/2050 (a)	650	551
Fannie Mae Pool #CA7743 2.50% 11/1/2050 (a)	24	21
Fannie Mae Pool #FM4897 3.00% 11/1/2050 (a)	14,135	12,789
Fannie Mae Pool #MA4208 2.00% 12/1/2050 (a)	1,008	823
Fannie Mae Pool #CA8025 2.50% 12/1/2050 (a)	925	786
Fannie Mae Pool #FM5166 3.00% 12/1/2050 (a)	979	870
Fannie Mae Pool #MA4237 2.00% 1/1/2051 (a)	6,320	5,161
Fannie Mae Pool #BR4104 2.00% 1/1/2051 (a)	4,745	3,878
Fannie Mae Pool #CA8587 2.00% 1/1/2051 (a)	40	33
Fannie Mae Pool #FM6113 2.50% 1/1/2051 (a)	20,212	17,285
Fannie Mae Pool #FS5929 2.50% 1/1/2051 (a)	1,512	1,282
Fannie Mae Pool #FS3550 2.50% 1/1/2051 (a)	886	751
Fannie Mae Pool #FM6293 3.00% 1/1/2051 (a)	62	55
Fannie Mae Pool #BR3283 2.00% 2/1/2051 (a)	3,228	2,613
Fannie Mae Pool #FM6332 2.00% 2/1/2051 (a)	693	561
Fannie Mae Pool #BR2666 2.00% 2/1/2051 (a)	364	300
Fannie Mae Pool #CA8828 2.50% 2/1/2051 (a)	4,808	4,141
Fannie Mae Pool #CA9289 2.50% 2/1/2051 (a)	3,395	2,880
Fannie Mae Pool #FM6556 2.00% 3/1/2051 (a)	342	277
Fannie Mae Pool #FM6764 2.50% 3/1/2051 (a)	7,274	6,157
Fannie Mae Pool #CA9390 2.50% 3/1/2051 (a)	1,651	1,398
Fannie Mae Pool #BQ7729 2.50% 3/1/2051 (a)	938	794
Fannie Mae Pool #BR3771 2.00% 4/1/2051 (a)	8,416	6,815
Fannie Mae Pool #BR7191 2.00% 4/1/2051 (a)	1,803	1,460
Fannie Mae Pool #BR7719 2.00% 4/1/2051 (a)	563	456
Fannie Mae Pool #MA4305 2.00% 4/1/2051 (a)	27	22
Fannie Mae Pool #BN9135 2.50% 4/1/2051 (a)	4,788	4,053
Fannie Mae Pool #FM6871 2.50% 4/1/2051 (a)	4,506	3,814
Fannie Mae Pool #MA4306 2.50% 4/1/2051 (a)	2,365	2,020
Fannie Mae Pool #CB0006 2.50% 4/1/2051 (a)	415	353
Fannie Mae Pool #FM6965 2.50% 4/1/2051 (a)	313	265
Fannie Mae Pool #FS0030 2.50% 4/1/2051 (a)	168	142
Fannie Mae Pool #CB0191 3.00% 4/1/2051 (a)	2,923	2,610
Fannie Mae Pool #CB0193 3.00% 4/1/2051 (a)	354	317
Fannie Mae Pool #BT0519 2.00% 5/1/2051 (a)	10,452	8,460
Fannie Mae Pool #FM7411 2.00% 5/1/2051 (a)	1,714	1,387
Fannie Mae Pool #BR1035 2.00% 5/1/2051 (a)	16	13
Fannie Mae Pool #FM7325 2.50% 5/1/2051 (a)	1,856	1,578
Fannie Mae Pool #CB0396 2.50% 5/1/2051 (a)	1,744	1,476
Fannie Mae Pool #FM7408 2.50% 5/1/2051 (a)	573	485
Fannie Mae Pool #BR0999 2.50% 5/1/2051 (a)	464	393
Fannie Mae Pool #FM7409 2.50% 5/1/2051 (a)	157	133

159	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FM7222 2.50% 5/1/2051 (a)	USD32	$27
Fannie Mae Pool #FM7304 2.50% 5/1/2051 (a)	26	22
Fannie Mae Pool #BT0136 2.00% 6/1/2051 (a)	1,826	1,478
Fannie Mae Pool #FM7803 2.00% 6/1/2051 (a)	480	397
Fannie Mae Pool #FM7740 2.50% 6/1/2051 (a)	1,359	1,150
Fannie Mae Pool #CB0844 2.50% 6/1/2051 (a)	756	640
Fannie Mae Pool #FM7909 3.00% 6/1/2051 (a)	265	237
Fannie Mae Pool #FM7510 3.00% 6/1/2051 (a)	188	168
Fannie Mae Pool #MA4378 2.00% 7/1/2051 (a)	74	61
Fannie Mae Pool #CB0988 2.50% 7/1/2051 (a)	8,398	7,214
Fannie Mae Pool #BT0849 2.50% 7/1/2051 (a)	4,659	3,954
Fannie Mae Pool #FM9530 2.50% 7/1/2051 (a)	4,300	3,640
Fannie Mae Pool #CB1134 2.50% 7/1/2051 (a)	2,294	1,942
Fannie Mae Pool #FM8315 2.50% 7/1/2051 (a)	950	808
Fannie Mae Pool #BT1288 2.50% 7/1/2051 (a)	545	462
Fannie Mae Pool #FM7900 2.50% 7/1/2051 (a)	408	353
Fannie Mae Pool #CB1066 2.50% 7/1/2051 (a)	204	174
Fannie Mae Pool #CB0998 3.00% 7/1/2051 (a)	1,940	1,718
Fannie Mae Pool #CB1394 2.50% 8/1/2051 (a)	764	647
Fannie Mae Pool #FM8442 2.50% 8/1/2051 (a)	191	162
Fannie Mae Pool #CB1304 3.00% 8/1/2051 (a)	1,275	1,129
Fannie Mae Pool #FS1630 2.50% 9/1/2051 (a)	3,030	2,565
Fannie Mae Pool #FM8761 2.50% 9/1/2051 (a)	1,894	1,607
Fannie Mae Pool #FM8658 2.50% 9/1/2051 (a)	1,343	1,139
Fannie Mae Pool #CB1527 2.50% 9/1/2051 (a)	991	849
Fannie Mae Pool #CB1552 2.50% 9/1/2051 (a)	467	398
Fannie Mae Pool #FS4711 2.50% 9/1/2051 (a)	423	358
Fannie Mae Pool #BQ7428 2.50% 9/1/2051 (a)	297	253
Fannie Mae Pool #BT7263 2.50% 9/1/2051 (a)	289	245
Fannie Mae Pool #FM8692 2.50% 9/1/2051 (a)	54	46
Fannie Mae Pool #CB1868 2.50% 10/1/2051 (a)	1,890	1,600
Fannie Mae Pool #FS5125 2.50% 10/1/2051 (a)	309	261
Fannie Mae Pool #BT9147 2.50% 10/1/2051 (a)	21	18
Fannie Mae Pool #FS4628 3.00% 10/1/2051 (a)	2,949	2,633
Fannie Mae Pool #MA4465 2.00% 11/1/2051 (a)	4,282	3,479
Fannie Mae Pool #FS0965 2.00% 11/1/2051 (a)	125	102
Fannie Mae Pool #CB2092 2.50% 11/1/2051 (a)	1,978	1,674
Fannie Mae Pool #CB2088 2.50% 11/1/2051 (a)	92	78
Fannie Mae Pool #FM9810 3.00% 11/1/2051 (a)	843	751
Fannie Mae Pool #MA4492 2.00% 12/1/2051 (a)	784	637
Fannie Mae Pool #FS2824 2.50% 12/1/2051 (a)	31,768	26,892
Fannie Mae Pool #FM9672 2.50% 12/1/2051 (a)	1,865	1,583
Fannie Mae Pool #FM9693 2.50% 12/1/2051 (a)	1,577	1,335
Fannie Mae Pool #CB2404 2.50% 12/1/2051 (a)	300	254
Fannie Mae Pool #BT5284 3.00% 12/1/2051 (a)	27	24
Fannie Mae Pool #CB2787 3.50% 12/1/2051 (a)	21	20
Fannie Mae Pool #BQ7006 2.00% 1/1/2052 (a)	1,799	1,462
Fannie Mae Pool #FS0235 2.50% 1/1/2052 (a)	5,999	5,078
Fannie Mae Pool #CB2644 2.50% 1/1/2052 (a)	5,816	4,923
Fannie Mae Pool #FS6479 2.50% 1/1/2052 (a)	4,273	3,623
Fannie Mae Pool #FS0392 2.50% 1/1/2052 (a)	2,043	1,729
Fannie Mae Pool #FS0174 2.50% 1/1/2052 (a)	1,913	1,622
Fannie Mae Pool #CB2555 2.50% 1/1/2052 (a)	1,695	1,435
Fannie Mae Pool #FS0370 2.50% 1/1/2052 (a)	1,120	948
Fannie Mae Pool #FS4203 2.50% 1/1/2052 (a)	1,086	919
Fannie Mae Pool #FS5613 2.50% 1/1/2052 (a)	329	279
Fannie Mae Pool #BU3083 2.50% 1/1/2052 (a)	295	251
Fannie Mae Pool #FS0454 3.00% 1/1/2052 (a)	897	803
Fannie Mae Pool #BV0273 3.00% 1/1/2052 (a)	568	503
Fannie Mae Pool #BU1410 3.00% 1/1/2052 (a)	540	479

American Funds Insurance Series	160

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BV3076 2.00% 2/1/2052 (a)	USD14,514	$11,751
Fannie Mae Pool #MA4547 2.00% 2/1/2052 (a)	2,418	1,962
Fannie Mae Pool #BV3083 2.00% 2/1/2052 (a)	787	637
Fannie Mae Pool #BT1967 2.50% 2/1/2052 (a)	1,624	1,383
Fannie Mae Pool #CB3888 2.50% 2/1/2052 (a)	1,367	1,160
Fannie Mae Pool #MA4548 2.50% 2/1/2052 (a)	849	723
Fannie Mae Pool #FS1080 2.50% 2/1/2052 (a)	712	603
Fannie Mae Pool #FS1885 2.50% 2/1/2052 (a)	490	416
Fannie Mae Pool #FS2660 2.50% 2/1/2052 (a)	473	401
Fannie Mae Pool #CB3099 2.50% 2/1/2052 (a)	253	215
Fannie Mae Pool #BV2784 2.50% 2/1/2052 (a)	30	26
Fannie Mae Pool #FS0647 3.00% 2/1/2052 (a)	31,130	28,182
Fannie Mae Pool #BV3101 2.00% 3/1/2052 (a)	1,510	1,222
Fannie Mae Pool #MA4562 2.00% 3/1/2052 (a)	1,214	985
Fannie Mae Pool #FS1742 2.00% 3/1/2052 (a)	1,039	842
Fannie Mae Pool #BV4172 2.00% 3/1/2052 (a)	841	681
Fannie Mae Pool #BV4133 2.50% 3/1/2052 (a)	2,639	2,238
Fannie Mae Pool #CB3031 2.50% 3/1/2052 (a)	1,681	1,431
Fannie Mae Pool #BV5800 2.50% 3/1/2052 (a)	1,000	849
Fannie Mae Pool #FS4433 2.50% 3/1/2052 (a)	627	535
Fannie Mae Pool #BV4119 2.50% 3/1/2052 (a)	377	321
Fannie Mae Pool #MA4563 2.50% 3/1/2052 (a)	34	29
Fannie Mae Pool #BV4199 3.00% 3/1/2052 (a)	4,985	4,417
Fannie Mae Pool #FS1374 3.00% 3/1/2052 (a)	973	862
Fannie Mae Pool #CB3346 2.00% 4/1/2052 (a)	5,431	4,396
Fannie Mae Pool #FS1598 2.00% 4/1/2052 (a)	1,603	1,300
Fannie Mae Pool #MA4577 2.00% 4/1/2052 (a)	724	587
Fannie Mae Pool #CB3354 2.50% 4/1/2052 (a)	30,865	26,126
Fannie Mae Pool #BV4656 2.50% 4/1/2052 (a)	1,508	1,282
Fannie Mae Pool #BV8126 2.50% 4/1/2052 (a)	161	137
Fannie Mae Pool #CB3379 4.00% 4/1/2052 (a)	1,361	1,301
Fannie Mae Pool #FS1655 4.00% 4/1/2052 (a)	251	240
Fannie Mae Pool #FS9189 2.00% 5/1/2052 (a)	3,598	2,923
Fannie Mae Pool #FS8650 2.50% 5/1/2052 (a)	20,039	17,013
Fannie Mae Pool #BV9644 2.50% 5/1/2052 (a)	2,089	1,778
Fannie Mae Pool #FS5033 2.50% 5/1/2052 (a)	1,000	851
Fannie Mae Pool #MA4598 2.50% 5/1/2052 (a)	931	792
Fannie Mae Pool #FS7060 3.00% 5/1/2052 (a)	6,239	5,526
Fannie Mae Pool #CB3780 3.50% 5/1/2052 (a)	1,992	1,847
Fannie Mae Pool #FS5035 2.50% 6/1/2052 (a)	1,366	1,157
Fannie Mae Pool #FS7953 2.50% 6/1/2052 (a)	941	798
Fannie Mae Pool #MA4623 2.50% 6/1/2052 (a)	144	123
Fannie Mae Pool #FS7062 3.00% 6/1/2052 (a)	128	113
Fannie Mae Pool #CB4021 4.00% 6/1/2052 (a)	2,816	2,689
Fannie Mae Pool #BW1931 5.00% 6/1/2052 (a)	3,048	3,051
Fannie Mae Pool #BT8262 5.00% 6/1/2052 (a)	1,360	1,364
Fannie Mae Pool #FS7879 2.50% 7/1/2052 (a)	11,030	9,354
Fannie Mae Pool #FA2839 2.50% 7/1/2052 (a)	2,866	2,426
Fannie Mae Pool #FS6631 2.50% 7/1/2052 (a)	713	606
Fannie Mae Pool #FS7057 2.50% 7/1/2052 (a)	486	412
Fannie Mae Pool #CB4274 2.50% 7/1/2052 (a)	416	354
Fannie Mae Pool #FS5493 2.50% 7/1/2052 (a)	131	112
Fannie Mae Pool #CB4370 3.50% 7/1/2052 (a)	133	123
Fannie Mae Pool #BW0959 5.00% 7/1/2052 (a)	2,763	2,770
Fannie Mae Pool #FA2841 3.00% 8/1/2052 (a)	4,079	3,613
Fannie Mae Pool #FS3955 3.50% 8/1/2052 (a)	988	917
Fannie Mae Pool #BV8976 5.00% 8/1/2052 (a)	521	527
Fannie Mae Pool #FS2805 2.50% 9/1/2052 (a)	436	371
Fannie Mae Pool #FA1404 3.00% 9/1/2052 (a)	97	86
Fannie Mae Pool #BW1192 4.50% 9/1/2052 (a)	246	243

161	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BW8497 4.50% 9/1/2052 (a)	USD57	$56
Fannie Mae Pool #CB4620 5.00% 9/1/2052 (a)	8,089	8,150
Fannie Mae Pool #FS3056 2.00% 10/1/2052 (a)	8,787	7,137
Fannie Mae Pool #CB4852 4.50% 10/1/2052 (a)	9,197	9,018
Fannie Mae Pool #BX0097 4.50% 10/1/2052 (a)	2,496	2,452
Fannie Mae Pool #MA4785 5.00% 10/1/2052 (a)	2,325	2,333
Fannie Mae Pool #BW1289 5.50% 10/1/2052 (a)	2,676	2,726
Fannie Mae Pool #BW1243 5.50% 10/1/2052 (a)	2,446	2,492
Fannie Mae Pool #MA4820 6.50% 10/1/2052 (a)	203	212
Fannie Mae Pool #BX1132 4.50% 11/1/2052 (a)	747	732
Fannie Mae Pool #BX5673 5.00% 12/1/2052 (a)	132	132
Fannie Mae Pool #CB5778 6.00% 12/1/2052 (a)	31	32
Fannie Mae Pool #MA4932 3.00% 1/1/2053 (a)	571	506
Fannie Mae Pool #BX5927 4.00% 1/1/2053 (a)	269	257
Fannie Mae Pool #FS6769 5.00% 1/1/2053 (a)	19,964	20,043
Fannie Mae Pool #FS4435 2.50% 2/1/2053 (a)	666	566
Fannie Mae Pool #MA4916 4.00% 2/1/2053 (a)	4,448	4,245
Fannie Mae Pool #MA4918 5.00% 2/1/2053 (a)	562	563
Fannie Mae Pool #BW5268 4.00% 3/1/2053 (a)	292	279
Fannie Mae Pool #CB5986 5.00% 3/1/2053 (a)	146	146
Fannie Mae Pool #BX7779 5.50% 3/1/2053 (a)	3,619	3,693
Fannie Mae Pool #FS4191 5.50% 3/1/2053 (a)	391	399
Fannie Mae Pool #CB5912 6.00% 3/1/2053 (a)	771	800
Fannie Mae Pool #BY0255 2.50% 4/1/2053 (a)	415	352
Fannie Mae Pool #MA4993 4.00% 4/1/2053 (a)	4,195	3,985
Fannie Mae Pool #MA4977 4.50% 4/1/2053 (a)	630	616
Fannie Mae Pool #MA4978 5.00% 4/1/2053 (a)	14,804	14,830
Fannie Mae Pool #BX9041 5.00% 4/1/2053 (a)	79	79
Fannie Mae Pool #BY0130 5.50% 4/1/2053 (a)	900	917
Fannie Mae Pool #CB6033 6.00% 4/1/2053 (a)	16,585	17,191
Fannie Mae Pool #MA5027 4.00% 5/1/2053 (a)	4,543	4,332
Fannie Mae Pool #CB6985 4.00% 5/1/2053 (a)	398	380
Fannie Mae Pool #CB6297 4.00% 5/1/2053 (a)	29	28
Fannie Mae Pool #FS4563 5.00% 5/1/2053 (a)	2,798	2,811
Fannie Mae Pool #MA5009 5.00% 5/1/2053 (a)	2,618	2,626
Fannie Mae Pool #MA5010 5.50% 5/1/2053 (a)	5,432	5,531
Fannie Mae Pool #MA5011 6.00% 5/1/2053 (a)	6,260	6,463
Fannie Mae Pool #BW9618 3.00% 6/1/2053 (a)	602	534
Fannie Mae Pool #CB6471 4.50% 6/1/2053 (a)	2,798	2,740
Fannie Mae Pool #MA5039 5.50% 6/1/2053 (a)	5,834	5,938
Fannie Mae Pool #FS5192 5.50% 6/1/2053 (a)	4,483	4,552
Fannie Mae Pool #BY3612 5.50% 6/1/2053 (a)	307	313
Fannie Mae Pool #CB6485 6.00% 6/1/2053 (a)	3,478	3,580
Fannie Mae Pool #CB6486 6.00% 6/1/2053 (a)	2,196	2,263
Fannie Mae Pool #CB6465 6.00% 6/1/2053 (a)	1,608	1,666
Fannie Mae Pool #FS7823 2.00% 7/1/2053 (a)	5,869	4,759
Fannie Mae Pool #FS9167 2.50% 7/1/2053 (a)	3,516	2,981
Fannie Mae Pool #FS6037 2.50% 7/1/2053 (a)	147	125
Fannie Mae Pool #CB6626 4.00% 7/1/2053 (a)	74	70
Fannie Mae Pool #MA5070 4.50% 7/1/2053 (a)	19,056	18,668
Fannie Mae Pool #BY4459 5.00% 7/1/2053 (a)	573	575
Fannie Mae Pool #BU4112 5.00% 7/1/2053 (a)	93	93
Fannie Mae Pool #MA5072 5.50% 7/1/2053 (a)	3,147	3,203
Fannie Mae Pool #CB6768 6.50% 7/1/2053 (a)	6,667	6,985
Fannie Mae Pool #MA5107 5.50% 8/1/2053 (a)	16,853	17,147
Fannie Mae Pool #FS6666 5.50% 8/1/2053 (a)	11,483	11,698
Fannie Mae Pool #CB7108 5.50% 9/1/2053 (a)	5,803	5,912
Fannie Mae Pool #CB7104 5.50% 9/1/2053 (a)	499	509
Fannie Mae Pool #MA5139 6.00% 9/1/2053 (a)	4,344	4,471
Fannie Mae Pool #FS5749 6.50% 9/1/2053 (a)	12,932	13,443

American Funds Insurance Series	162

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA5177 4.00% 10/1/2053 (a)	USD7,282	$6,932
Fannie Mae Pool #CB7332 5.50% 10/1/2053 (a)	11,429	11,637
Fannie Mae Pool #CB7331 5.50% 10/1/2053 (a)	6,228	6,344
Fannie Mae Pool #DA1557 6.00% 10/1/2053 (a)	122	126
Fannie Mae Pool #BY1399 3.50% 11/1/2053 (a)	996	924
Fannie Mae Pool #FS7252 5.00% 11/1/2053 (a)	59,822	59,898
Fannie Mae Pool #CB7426 6.50% 11/1/2053 (a)	1,777	1,855
Fannie Mae Pool #MA5192 6.50% 11/1/2053 (a)	26	27
Fannie Mae Pool #FS6668 5.50% 12/1/2053 (a)	1,830	1,859
Fannie Mae Pool #CB7626 6.50% 12/1/2053 (a)	692	728
Fannie Mae Pool #FS6767 6.50% 1/1/2054 (a)	4,556	4,777
Fannie Mae Pool #FS6873 6.50% 1/1/2054 (a)	1,089	1,134
Fannie Mae Pool #FS9507 4.50% 2/1/2054 (a)	2,852	2,787
Fannie Mae Pool #MA5271 5.50% 2/1/2054 (a)	2,362	2,399
Fannie Mae Pool #FS6809 5.50% 2/1/2054 (a)	1,652	1,678
Fannie Mae Pool #FS7031 6.00% 2/1/2054 (a)	6,318	6,548
Fannie Mae Pool #DA7831 6.00% 2/1/2054 (a)	1,519	1,563
Fannie Mae Pool #BY8083 4.00% 3/1/2054 (a)	24	23
Fannie Mae Pool #FS9508 4.50% 3/1/2054 (a)	13,809	13,524
Fannie Mae Pool #CB8151 5.50% 3/1/2054 (a)	17,416	17,717
Fannie Mae Pool #MA5296 5.50% 3/1/2054 (a)	1,474	1,497
Fannie Mae Pool #FS7507 6.00% 3/1/2054 (a)	4,540	4,705
Fannie Mae Pool #CB8168 6.00% 3/1/2054 (a)	3,068	3,162
Fannie Mae Pool #MA5295 6.00% 3/1/2054 (a)	1,522	1,564
Fannie Mae Pool #FS7653 6.50% 3/1/2054 (a)	3,733	3,921
Fannie Mae Pool #CB8328 5.50% 4/1/2054 (a)	4,653	4,755
Fannie Mae Pool #DB1235 6.00% 4/1/2054 (a)	5,114	5,317
Fannie Mae Pool #DB5160 5.50% 5/1/2054 (a)	508	517
Fannie Mae Pool #MA5354 6.00% 5/1/2054 (a)	330	339
Fannie Mae Pool #DB2495 6.00% 5/1/2054 (a)	180	185
Fannie Mae Pool #MA5388 5.50% 6/1/2054 (a)	2,472	2,509
Fannie Mae Pool #FS8131 5.50% 6/1/2054 (a)	1,796	1,836
Fannie Mae Pool #FS8153 6.00% 6/1/2054 (a)	17,336	18,002
Fannie Mae Pool #CB8755 6.00% 6/1/2054 (a)	1,183	1,220
Fannie Mae Pool #DB5030 6.00% 6/1/2054 (a)	988	1,017
Fannie Mae Pool #CB8725 6.50% 6/1/2054 (a)	9,692	10,110
Fannie Mae Pool #FP0128 6.50% 6/1/2054 (a)	1,788	1,858
Fannie Mae Pool #CB8842 5.50% 7/1/2054 (a)	6,662	6,796
Fannie Mae Pool #FS8467 5.50% 7/1/2054 (a)	1,423	1,454
Fannie Mae Pool #MA5421 6.00% 7/1/2054 (a)	22,751	23,374
Fannie Mae Pool #FS8318 6.00% 7/1/2054 (a)	4,671	4,862
Fannie Mae Pool #CB8858 6.00% 7/1/2054 (a)	2,409	2,490
Fannie Mae Pool #FS8591 6.00% 7/1/2054 (a)	2,072	2,152
Fannie Mae Pool #DB6901 6.00% 7/1/2054 (a)	1,995	2,050
Fannie Mae Pool #DB7685 6.00% 7/1/2054 (a)	1,192	1,228
Fannie Mae Pool #BU4707 6.00% 7/1/2054 (a)	1,011	1,039
Fannie Mae Pool #DB5214 6.00% 7/1/2054 (a)	476	489
Fannie Mae Pool #CB8872 6.50% 7/1/2054 (a)	14,751	15,441
Fannie Mae Pool #CB8876 6.50% 7/1/2054 (a)	4,002	4,177
Fannie Mae Pool #FS8317 6.50% 7/1/2054 (a)	2,375	2,495
Fannie Mae Pool #DB7783 5.50% 8/1/2054 (a)	132	135
Fannie Mae Pool #MA5445 6.00% 8/1/2054 (a)	37,577	38,607
Fannie Mae Pool #DC0299 6.00% 8/1/2054 (a)	1,276	1,312
Fannie Mae Pool #FS8795 6.00% 8/1/2054 (a)	1,163	1,195
Fannie Mae Pool #DB7792 6.00% 8/1/2054 (a)	805	828
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (a)	211	219
Fannie Mae Pool #BU4916 6.00% 8/1/2054 (a)	98	101
Fannie Mae Pool #FS8756 6.00% 8/1/2054 (a)	88	91
Fannie Mae Pool #FS8783 6.50% 8/1/2054 (a)	2,102	2,201
Fannie Mae Pool #CB9071 6.50% 8/1/2054 (a)	1,776	1,858

163	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA5446 6.50% 8/1/2054 (a)	USD83	$86
Fannie Mae Pool #MA5470 5.50% 9/1/2054 (a)	3,274	3,323
Fannie Mae Pool #FS9001 5.50% 9/1/2054 (a)	1,600	1,639
Fannie Mae Pool #FS9025 5.50% 9/1/2054 (a)	1,203	1,229
Fannie Mae Pool #DC3262 6.00% 9/1/2054 (a)	362	372
Fannie Mae Pool #DC1547 6.00% 9/1/2054 (a)	212	218
Fannie Mae Pool #DC3459 6.00% 9/1/2054 (a)	177	182
Fannie Mae Pool #DC2270 6.00% 9/1/2054 (a)	82	85
Fannie Mae Pool #MA5472 6.50% 9/1/2054 (a)	254	264
Fannie Mae Pool #MA5498 6.00% 10/1/2054 (a)	765	786
Fannie Mae Pool #MA5530 5.00% 11/1/2054 (a)	1,794	1,791
Fannie Mae Pool #MA5531 5.50% 11/1/2054 (a)	4,170	4,231
Fannie Mae Pool #MA5532 6.00% 11/1/2054 (a)	3,008	3,091
Fannie Mae Pool #MA5550 4.00% 12/1/2054 (a)	9,840	9,342
Fannie Mae Pool #DC7042 4.50% 12/1/2054 (a)	263	257
Fannie Mae Pool #CB9770 4.50% 12/1/2054 (a)	89	87
Fannie Mae Pool #CB9768 4.50% 12/1/2054 (a)	31	31
Fannie Mae Pool #MA5552 5.00% 12/1/2054 (a)	137	137
Fannie Mae Pool #CB9675 6.00% 12/1/2054 (a)	3,685	3,821
Fannie Mae Pool #BU5233 6.00% 12/1/2054 (a)	1,407	1,451
Fannie Mae Pool #DC7035 6.00% 12/1/2054 (a)	426	437
Fannie Mae Pool #DC7823 6.00% 12/1/2054 (a)	320	329
Fannie Mae Pool #BU5358 6.00% 12/1/2054 (a)	286	295
Fannie Mae Pool #FP0130 6.50% 12/1/2054 (a)	726	754
Fannie Mae Pool #MA5586 5.50% 1/1/2055 (a)	1,747	1,772
Fannie Mae Pool #CB9821 6.00% 1/1/2055 (a)	1,418	1,464
Fannie Mae Pool #DD0835 6.00% 1/1/2055 (a)	408	419
Fannie Mae Pool #CB9840 6.50% 1/1/2055 (a)	1,703	1,774
Fannie Mae Pool #CB9836 6.50% 1/1/2055 (a)	1,201	1,259
Fannie Mae Pool #MA5612 4.50% 2/1/2055 (a)	2,295	2,242
Fannie Mae Pool #FA0608 5.50% 2/1/2055 (a)	2,689	2,729
Fannie Mae Pool #MA5615 6.00% 2/1/2055 (a)	11,644	11,962
Fannie Mae Pool #MA5646 5.50% 3/1/2055 (a)	456	463
Fannie Mae Pool #MA5647 6.00% 3/1/2055 (a)	4,785	4,916
Fannie Mae Pool #190445 6.50% 3/1/2055 (a)	3,293	3,423
Fannie Mae Pool #FA2843 6.50% 3/1/2055 (a)	638	664
Fannie Mae Pool #MA5649 7.00% 3/1/2055 (a)	24,751	26,039
Fannie Mae Pool #MA5670 4.00% 4/1/2055 (a)	7,959	7,557
Fannie Mae Pool #MA5674 6.00% 4/1/2055 (a)	4,581	4,707
Fannie Mae Pool #FA1162 6.00% 4/1/2055 (a)	273	281
Fannie Mae Pool #DD4459 6.00% 4/1/2055 (a)	271	278
Fannie Mae Pool #DD6277 7.00% 4/1/2055 (a)	1,000	1,057
Fannie Mae Pool #MA5697 4.00% 5/1/2055 (a)	1,744	1,656
Fannie Mae Pool #MA5699 5.00% 5/1/2055 (a)	271	271
Fannie Mae Pool #MA5701 6.00% 5/1/2055 (a)	4,402	4,523
Fannie Mae Pool #DD8411 7.00% 5/1/2055 (a)	1,000	1,053
Fannie Mae Pool #MA5735 5.50% 6/1/2055 (a)	9,433	9,573
Fannie Mae Pool #DD7303 5.50% 6/1/2055 (a)	456	463
Fannie Mae Pool #MA5761 6.00% 7/1/2055 (a)	9,679	9,946
Fannie Mae Pool #DE2192 6.00% 7/1/2055 (a)	4,428	4,550
Fannie Mae Pool #FA2842 6.50% 7/1/2055 (a)	1,916	1,993
Fannie Mae Pool #MA5762 6.50% 7/1/2055 (a)	1,720	1,788
Fannie Mae Pool #MA5792 5.50% 8/1/2055 (a)	5,302	5,379
Fannie Mae Pool #CC0859 5.50% 8/1/2055 (a)	3,902	3,991
Fannie Mae Pool #CC0879 6.00% 8/1/2055 (a)	2,134	2,221
Fannie Mae Pool #MA5793 6.00% 8/1/2055 (a)	266	273
Fannie Mae Pool #FA2203 7.00% 8/1/2055 (a)	7,268	7,648
Fannie Mae Pool #MA5822 5.50% 9/1/2055 (a)	1,778	1,804
Fannie Mae Pool #MA5850 4.00% 10/1/2055 (a)	3,032	2,878
Fannie Mae Pool #DF4985 3.50% 11/1/2055 (a)	117	108

American Funds Insurance Series	164

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA5907 4.00% 12/1/2055 (a)	USD64	$60
Fannie Mae Pool #BF0145 3.50% 3/1/2057 (a)	9,299	8,557
Fannie Mae Pool #BF0264 3.50% 5/1/2058 (a)	6,890	6,331
Fannie Mae Pool #BF0332 3.00% 1/1/2059 (a)	14,526	12,733
Fannie Mae Pool #BF0497 3.00% 7/1/2060 (a)	17,453	15,210
Fannie Mae Pool #BF0585 4.50% 12/1/2061 (a)	955	934
Fannie Mae Pool #BF0784 3.50% 12/1/2063 (a)	4,507	4,102
Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041 (a)	3	3
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041 (a)	13	14
Fannie Mae, Series 2002-W1, Class 2A, 4.346% 2/25/2042 (a)(b)	14	14
Freddie Mac Pool #ZS8507 3.00% 11/1/2028 (a)	38	37
Freddie Mac Pool #ZK7590 3.00% 1/1/2029 (a)	645	639
Freddie Mac Pool #A15120 5.50% 10/1/2033 (a)	34	35
Freddie Mac Pool #QN1073 3.00% 12/1/2034 (a)	29	28
Freddie Mac Pool #SB0649 2.50% 4/1/2037 (a)	2,359	2,233
Freddie Mac Pool #G05196 5.50% 10/1/2038 (a)	35	37
Freddie Mac Pool #G05267 5.50% 12/1/2038 (a)	27	28
Freddie Mac Pool #G06020 5.50% 12/1/2039 (a)	50	52
Freddie Mac Pool #G05860 5.50% 2/1/2040 (a)	165	172
Freddie Mac Pool #RB5071 2.00% 9/1/2040 (a)	1,723	1,512
Freddie Mac Pool #A93948 4.50% 9/1/2040 (a)	123	124
Freddie Mac Pool #SC0149 2.00% 3/1/2041 (a)	5,103	4,420
Freddie Mac Pool #G06868 4.50% 4/1/2041 (a)	123	124
Freddie Mac Pool #RB0544 2.00% 6/1/2041 (a)	8,835	7,709
Freddie Mac Pool #G06841 5.50% 6/1/2041 (a)	284	296
Freddie Mac Pool #Z40130 3.00% 1/1/2046 (a)	14,578	13,555
Freddie Mac Pool #RA6996 2.50% 3/1/2047 (a)	53	46
Freddie Mac Pool #ZT2100 3.00% 4/1/2047 (a)	86	77
Freddie Mac Pool #SD0470 4.00% 11/1/2047 (a)	764	737
Freddie Mac Pool #G08789 4.00% 11/1/2047 (a)	467	454
Freddie Mac Pool #G61733 3.00% 12/1/2047 (a)	3,819	3,493
Freddie Mac Pool #G67709 3.50% 3/1/2048 (a)	9,857	9,326
Freddie Mac Pool #ZT2265 4.00% 8/1/2048 (a)	722	698
Freddie Mac Pool #G61628 3.50% 9/1/2048 (a)	229	216
Freddie Mac Pool #Q58494 4.00% 9/1/2048 (a)	927	898
Freddie Mac Pool #ZN4842 3.50% 4/1/2049 (a)	489	459
Freddie Mac Pool #RA1369 3.50% 9/1/2049 (a)	1,487	1,395
Freddie Mac Pool #SD7508 3.50% 10/1/2049 (a)	7,977	7,515
Freddie Mac Pool #QA4673 3.00% 11/1/2049 (a)	21,733	19,714
Freddie Mac Pool #QB1368 2.50% 7/1/2050 (a)	4,364	3,777
Freddie Mac Pool #RA3055 2.50% 7/1/2050 (a)	26	22
Freddie Mac Pool #RA3384 3.00% 8/1/2050 (a)	281	251
Freddie Mac Pool #RA3515 2.50% 9/1/2050 (a)	1,774	1,506
Freddie Mac Pool #RA3528 2.50% 9/1/2050 (a)	62	52
Freddie Mac Pool #RA3506 3.00% 9/1/2050 (a)	1,677	1,497
Freddie Mac Pool #SD7525 2.50% 10/1/2050 (a)	5,209	4,516
Freddie Mac Pool #QB4847 2.50% 10/1/2050 (a)	1,176	997
Freddie Mac Pool #QB5799 2.50% 11/1/2050 (a)	54	46
Freddie Mac Pool #QB5838 2.50% 11/1/2050 (a)	24	20
Freddie Mac Pool #RA4206 2.50% 12/1/2050 (a)	1,866	1,581
Freddie Mac Pool #RA4242 2.50% 1/1/2051 (a)	929	794
Freddie Mac Pool #QB7973 3.00% 1/1/2051 (a)	627	556
Freddie Mac Pool #SD0776 2.00% 2/1/2051 (a)	1,676	1,360
Freddie Mac Pool #QB8605 2.00% 2/1/2051 (a)	402	331
Freddie Mac Pool #SD8128 2.00% 2/1/2051 (a)	95	77
Freddie Mac Pool #SI2114 2.50% 2/1/2051 (a)	110	93
Freddie Mac Pool #SD8134 2.00% 3/1/2051 (a)	60,614	49,440
Freddie Mac Pool #SD0537 2.00% 3/1/2051 (a)	1,716	1,391
Freddie Mac Pool #QB9901 2.50% 3/1/2051 (a)	2,236	1,893
Freddie Mac Pool #SD0934 2.00% 4/1/2051 (a)	2,150	1,751

165	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QC0416 2.50% 4/1/2051 (a)	USD217	$183
Freddie Mac Pool #SI2108 2.50% 4/1/2051 (a)	156	132
Freddie Mac Pool #QC2062 2.00% 5/1/2051 (a)	1,783	1,443
Freddie Mac Pool #RA5204 2.00% 5/1/2051 (a)	1,748	1,415
Freddie Mac Pool #RA5155 2.00% 5/1/2051 (a)	1,566	1,268
Freddie Mac Pool #RA5288 2.00% 5/1/2051 (a)	1,219	1,000
Freddie Mac Pool #RA5267 3.00% 5/1/2051 (a)	1,050	937
Freddie Mac Pool #QC3423 2.00% 6/1/2051 (a)	1,882	1,523
Freddie Mac Pool #QC2817 2.50% 6/1/2051 (a)	2,221	1,918
Freddie Mac Pool #QC3428 2.50% 6/1/2051 (a)	736	623
Freddie Mac Pool #QC3532 2.50% 6/1/2051 (a)	65	56
Freddie Mac Pool #SD1852 2.50% 6/1/2051 (a)	57	48
Freddie Mac Pool #SD3095 2.50% 7/1/2051 (a)	1,869	1,583
Freddie Mac Pool #SD0926 2.50% 7/1/2051 (a)	539	458
Freddie Mac Pool #SD7544 3.00% 7/1/2051 (a)	5,474	4,938
Freddie Mac Pool #SD8160 2.00% 8/1/2051 (a)	752	612
Freddie Mac Pool #RA5836 2.50% 9/1/2051 (a)	9,553	8,201
Freddie Mac Pool #SD2963 2.50% 9/1/2051 (a)	7,375	6,243
Freddie Mac Pool #QC7739 2.50% 9/1/2051 (a)	2,089	1,768
Freddie Mac Pool #SD5485 2.50% 9/1/2051 (a)	1,784	1,515
Freddie Mac Pool #RA5759 2.50% 9/1/2051 (a)	869	736
Freddie Mac Pool #RA5767 2.50% 9/1/2051 (a)	445	377
Freddie Mac Pool #QC6761 2.50% 9/1/2051 (a)	49	42
Freddie Mac Pool #RA5841 3.00% 9/1/2051 (a)	1,824	1,616
Freddie Mac Pool #RA5901 3.00% 9/1/2051 (a)	966	863
Freddie Mac Pool #SD1345 2.50% 10/1/2051 (a)	1,848	1,568
Freddie Mac Pool #SD2880 3.00% 10/1/2051 (a)	6,114	5,458
Freddie Mac Pool #SD0734 3.00% 10/1/2051 (a)	1,727	1,557
Freddie Mac Pool #SD0740 3.50% 10/1/2051 (a)	1,991	1,854
Freddie Mac Pool #QD1841 2.00% 11/1/2051 (a)	2,230	1,807
Freddie Mac Pool #QC9944 2.50% 11/1/2051 (a)	2,658	2,250
Freddie Mac Pool #SD1385 2.50% 11/1/2051 (a)	1,316	1,138
Freddie Mac Pool #RA6411 2.50% 11/1/2051 (a)	101	85
Freddie Mac Pool #RA6347 3.00% 11/1/2051 (a)	1,081	966
Freddie Mac Pool #QD0981 3.00% 11/1/2051 (a)	519	460
Freddie Mac Pool #SL1735 2.00% 12/1/2051 (a)	1,638	1,329
Freddie Mac Pool #SD8182 2.00% 12/1/2051 (a)	782	635
Freddie Mac Pool #QD3619 2.50% 12/1/2051 (a)	5,000	4,242
Freddie Mac Pool #RA6433 2.50% 12/1/2051 (a)	2,487	2,105
Freddie Mac Pool #SD3729 2.50% 12/1/2051 (a)	1,071	910
Freddie Mac Pool #QD2659 2.50% 12/1/2051 (a)	1,000	848
Freddie Mac Pool #SD1605 2.50% 12/1/2051 (a)	625	529
Freddie Mac Pool #QD3209 3.00% 12/1/2051 (a)	30	27
Freddie Mac Pool #QD3310 3.00% 12/1/2051 (a)	18	16
Freddie Mac Pool #SD2629 2.50% 1/1/2052 (a)	3,958	3,360
Freddie Mac Pool #SD0855 2.50% 1/1/2052 (a)	2,538	2,162
Freddie Mac Pool #QD4840 2.50% 1/1/2052 (a)	656	555
Freddie Mac Pool #RA6634 2.50% 1/1/2052 (a)	481	409
Freddie Mac Pool #QD5254 2.50% 1/1/2052 (a)	461	393
Freddie Mac Pool #SD0854 2.50% 1/1/2052 (a)	9	7
Freddie Mac Pool #SD0813 3.00% 1/1/2052 (a)	3,749	3,379
Freddie Mac Pool #SD2269 3.00% 1/1/2052 (a)	620	550
Freddie Mac Pool #RA6114 2.00% 2/1/2052 (a)	1,583	1,281
Freddie Mac Pool #SD8193 2.00% 2/1/2052 (a)	800	650
Freddie Mac Pool #QD7187 2.50% 2/1/2052 (a)	962	816
Freddie Mac Pool #SD0847 2.50% 2/1/2052 (a)	681	577
Freddie Mac Pool #SI2095 2.50% 2/1/2052 (a)	386	328
Freddie Mac Pool #SD8194 2.50% 2/1/2052 (a)	221	188
Freddie Mac Pool #QD7360 2.50% 2/1/2052 (a)	163	139
Freddie Mac Pool #QD7312 2.50% 2/1/2052 (a)	59	50

American Funds Insurance Series	166

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QD7089 3.50% 2/1/2052 (a)	USD590	$549
Freddie Mac Pool #SD5343 2.00% 3/1/2052 (a)	2,211	1,793
Freddie Mac Pool #SD8199 2.00% 3/1/2052 (a)	1,749	1,419
Freddie Mac Pool #QD8010 2.00% 3/1/2052 (a)	895	724
Freddie Mac Pool #QD8103 2.00% 3/1/2052 (a)	823	666
Freddie Mac Pool #RA6973 2.00% 3/1/2052 (a)	477	387
Freddie Mac Pool #QD8820 2.00% 3/1/2052 (a)	166	134
Freddie Mac Pool #SD3226 2.50% 3/1/2052 (a)	1,000	848
Freddie Mac Pool #SD8200 2.50% 3/1/2052 (a)	777	661
Freddie Mac Pool #QE0888 2.50% 3/1/2052 (a)	719	612
Freddie Mac Pool #QE0957 2.50% 3/1/2052 (a)	69	58
Freddie Mac Pool #SD2494 3.50% 3/1/2052 (a)	985	914
Freddie Mac Pool #QD8689 3.50% 3/1/2052 (a)	968	897
Freddie Mac Pool #SD8204 2.00% 4/1/2052 (a)	1,222	992
Freddie Mac Pool #SD3478 2.50% 4/1/2052 (a)	1,649	1,396
Freddie Mac Pool #QE0521 2.50% 4/1/2052 (a)	536	454
Freddie Mac Pool #QE0292 2.50% 4/1/2052 (a)	249	212
Freddie Mac Pool #QE1102 2.50% 4/1/2052 (a)	217	184
Freddie Mac Pool #QE1585 2.50% 4/1/2052 (a)	189	160
Freddie Mac Pool #QE0322 2.50% 4/1/2052 (a)	120	101
Freddie Mac Pool #SD1658 2.50% 4/1/2052 (a)	116	99
Freddie Mac Pool #QD9585 3.50% 4/1/2052 (a)	1,386	1,286
Freddie Mac Pool #SD8212 2.50% 5/1/2052 (a)	1,626	1,383
Freddie Mac Pool #RA7139 2.50% 5/1/2052 (a)	359	305
Freddie Mac Pool #SD8213 3.00% 5/1/2052 (a)	40,800	36,239
Freddie Mac Pool #SD8220 3.00% 6/1/2052 (a)	3,495	3,099
Freddie Mac Pool #SD6203 3.00% 6/1/2052 (a)	46	41
Freddie Mac Pool #RA7258 3.50% 6/1/2052 (a)	743	689
Freddie Mac Pool #QE4084 6.50% 6/1/2052 (a)	96	101
Freddie Mac Pool #SL2621 2.50% 7/1/2052 (a)	63,490	53,744
Freddie Mac Pool #SD5368 2.50% 7/1/2052 (a)	8,319	7,055
Freddie Mac Pool #SD4074 2.50% 7/1/2052 (a)	1,927	1,631
Freddie Mac Pool #SD3416 2.50% 7/1/2052 (a)	856	724
Freddie Mac Pool #SD3632 2.50% 7/1/2052 (a)	462	392
Freddie Mac Pool #SD2600 2.50% 7/1/2052 (a)	184	156
Freddie Mac Pool #SD8225 3.00% 7/1/2052 (a)	4,157	3,686
Freddie Mac Pool #SL0643 3.00% 7/1/2052 (a)	825	732
Freddie Mac Pool #QE8971 3.50% 7/1/2052 (a)	165	153
Freddie Mac Pool #QE5698 5.00% 7/1/2052 (a)	1,534	1,538
Freddie Mac Pool #SD1406 2.00% 8/1/2052 (a)	86	70
Freddie Mac Pool #SD1408 2.50% 8/1/2052 (a)	185	158
Freddie Mac Pool #SD7556 3.00% 8/1/2052 (a)	534	478
Freddie Mac Pool #SD3324 3.50% 8/1/2052 (a)	382	354
Freddie Mac Pool #QE8579 4.50% 8/1/2052 (a)	71	70
Freddie Mac Pool #SD8242 3.00% 9/1/2052 (a)	3,868	3,430
Freddie Mac Pool #SD6584 3.50% 9/1/2052 (a)	—	— (c)
Freddie Mac Pool #QF0212 4.50% 9/1/2052 (a)	310	304
Freddie Mac Pool #QF1205 4.50% 9/1/2052 (a)	283	277
Freddie Mac Pool #QE9497 4.50% 9/1/2052 (a)	73	71
Freddie Mac Pool #SD1608 4.50% 9/1/2052 (a)	46	45
Freddie Mac Pool #SD2465 4.50% 10/1/2052 (a)	30	30
Freddie Mac Pool #RA8059 5.50% 10/1/2052 (a)	5,497	5,618
Freddie Mac Pool #SD1896 4.00% 11/1/2052 (a)	15,322	14,777
Freddie Mac Pool #SD1894 4.00% 11/1/2052 (a)	5,294	5,128
Freddie Mac Pool #SD8266 4.50% 11/1/2052 (a)	15,567	15,265
Freddie Mac Pool #QF2692 5.00% 11/1/2052 (a)	3,449	3,457
Freddie Mac Pool #QF2926 5.00% 11/1/2052 (a)	3,079	3,086
Freddie Mac Pool #SD2948 5.50% 11/1/2052 (a)	1,951	1,987
Freddie Mac Pool #QF2862 6.50% 11/1/2052 (a)	61	63
Freddie Mac Pool #SD8280 6.50% 11/1/2052 (a)	37	39

167	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD2602 3.00% 12/1/2052 (a)	USD1,005	$891
Freddie Mac Pool #SD2065 4.00% 12/1/2052 (a)	970	926
Freddie Mac Pool #RA8200 4.00% 12/1/2052 (a)	509	485
Freddie Mac Pool #RA8309 6.00% 12/1/2052 (a)	1,035	1,077
Freddie Mac Pool #SD8287 4.50% 1/1/2053 (a)	14,659	14,371
Freddie Mac Pool #SD8288 5.00% 1/1/2053 (a)	184	184
Freddie Mac Pool #RA8423 6.00% 1/1/2053 (a)	2,713	2,812
Freddie Mac Pool #SD8299 5.00% 2/1/2053 (a)	2,093	2,097
Freddie Mac Pool #SD2462 5.50% 2/1/2053 (a)	35,993	36,698
Freddie Mac Pool #RA8544 5.50% 2/1/2053 (a)	22,138	22,561
Freddie Mac Pool #QF8083 6.00% 2/1/2053 (a)	12,706	13,106
Freddie Mac Pool #QF9463 4.00% 3/1/2053 (a)	2,564	2,443
Freddie Mac Pool #SD2610 4.00% 3/1/2053 (a)	1,624	1,544
Freddie Mac Pool #SD8305 4.00% 3/1/2053 (a)	72	69
Freddie Mac Pool #RA8720 4.00% 4/1/2053 (a)	2,530	2,414
Freddie Mac Pool #SD8314 4.50% 4/1/2053 (a)	186	182
Freddie Mac Pool #SD2716 5.00% 4/1/2053 (a)	4,268	4,289
Freddie Mac Pool #QG1268 5.00% 4/1/2053 (a)	576	577
Freddie Mac Pool #SD8315 5.00% 4/1/2053 (a)	516	515
Freddie Mac Pool #QG2977 4.00% 5/1/2053 (a)	185	177
Freddie Mac Pool #RA8647 4.50% 5/1/2053 (a)	31	31
Freddie Mac Pool #SD8323 5.00% 5/1/2053 (a)	7,837	7,851
Freddie Mac Pool #SD8324 5.50% 5/1/2053 (a)	7,503	7,638
Freddie Mac Pool #QG3365 5.50% 5/1/2053 (a)	3,211	3,279
Freddie Mac Pool #SD3369 5.50% 5/1/2053 (a)	2,167	2,199
Freddie Mac Pool #SD2861 6.00% 5/1/2053 (a)	12,391	12,781
Freddie Mac Pool #QG5002 4.00% 6/1/2053 (a)	572	544
Freddie Mac Pool #SD8329 5.00% 6/1/2053 (a)	5,257	5,265
Freddie Mac Pool #SD8331 5.50% 6/1/2053 (a)	17,958	18,267
Freddie Mac Pool #SD3177 6.00% 6/1/2053 (a)	5,679	5,852
Freddie Mac Pool #SD3083 6.00% 6/1/2053 (a)	2,746	2,829
Freddie Mac Pool #RA9294 6.50% 6/1/2053 (a)	604	633
Freddie Mac Pool #RA9292 6.50% 6/1/2053 (a)	523	548
Freddie Mac Pool #RA9288 6.50% 6/1/2053 (a)	497	524
Freddie Mac Pool #RA9289 6.50% 6/1/2053 (a)	489	515
Freddie Mac Pool #RA9287 6.50% 6/1/2053 (a)	343	362
Freddie Mac Pool #RA9290 6.50% 6/1/2053 (a)	275	289
Freddie Mac Pool #RA9291 6.50% 6/1/2053 (a)	166	173
Freddie Mac Pool #RA9295 6.50% 6/1/2053 (a)	155	166
Freddie Mac Pool #QG7153 4.00% 7/1/2053 (a)	5,072	4,841
Freddie Mac Pool #QG6067 4.00% 7/1/2053 (a)	537	510
Freddie Mac Pool #QG7958 4.00% 7/1/2053 (a)	65	62
Freddie Mac Pool #SD8341 5.00% 7/1/2053 (a)	243	243
Freddie Mac Pool #SD3386 5.50% 7/1/2053 (a)	6,917	7,046
Freddie Mac Pool #QG7411 5.50% 7/1/2053 (a)	456	465
Freddie Mac Pool #RA9474 6.00% 7/1/2053 (a)	7,709	7,974
Freddie Mac Pool #SD3434 6.00% 7/1/2053 (a)	2,669	2,751
Freddie Mac Pool #QG8958 4.00% 8/1/2053 (a)	471	448
Freddie Mac Pool #QG9629 4.00% 8/1/2053 (a)	393	373
Freddie Mac Pool #QG9084 5.50% 8/1/2053 (a)	2,170	2,208
Freddie Mac Pool #QG9008 5.50% 8/1/2053 (a)	2,138	2,177
Freddie Mac Pool #QG9628 5.50% 8/1/2053 (a)	1,725	1,755
Freddie Mac Pool #QG9141 5.50% 8/1/2053 (a)	1,330	1,355
Freddie Mac Pool #SD3639 6.00% 8/1/2053 (a)	4,095	4,223
Freddie Mac Pool #QH1059 6.00% 9/1/2053 (a)	8,774	9,055
Freddie Mac Pool #SD3916 6.00% 9/1/2053 (a)	1,324	1,374
Freddie Mac Pool #RA9854 6.00% 9/1/2053 (a)	1,002	1,042
Freddie Mac Pool #SD3825 6.50% 9/1/2053 (a)	45,147	46,931
Freddie Mac Pool #SD4997 5.00% 10/1/2053 (a)	761	762
Freddie Mac Pool #SD8368 6.00% 10/1/2053 (a)	12,533	12,903

American Funds Insurance Series	168

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8369 6.50% 10/1/2053 (a)	USD3,006	$3,128
Freddie Mac Pool #SD4977 5.00% 11/1/2053 (a)	572	573
Freddie Mac Pool #SD4571 5.50% 11/1/2053 (a)	17,181	17,495
Freddie Mac Pool #SD8373 6.00% 11/1/2053 (a)	1,888	1,942
Freddie Mac Pool #SD4318 6.50% 11/1/2053 (a)	11,557	12,126
Freddie Mac Pool #RJ0326 6.50% 11/1/2053 (a)	1,610	1,678
Freddie Mac Pool #SD8374 6.50% 11/1/2053 (a)	34	35
Freddie Mac Pool #RJ0440 6.00% 12/1/2053 (a)	4,609	4,749
Freddie Mac Pool #QH5936 6.00% 12/1/2053 (a)	2,681	2,790
Freddie Mac Pool #QH9285 2.50% 1/1/2054 (a)	108	91
Freddie Mac Pool #SD4693 6.50% 1/1/2054 (a)	543	566
Freddie Mac Pool #SD5910 4.00% 2/1/2054 (a)	184	176
Freddie Mac Pool #SD8401 5.50% 2/1/2054 (a)	703	714
Freddie Mac Pool #QI0006 6.00% 2/1/2054 (a)	4,478	4,607
Freddie Mac Pool #SD4897 6.00% 2/1/2054 (a)	3,302	3,400
Freddie Mac Pool #SD8402 6.00% 2/1/2054 (a)	164	169
Freddie Mac Pool #SD4966 6.50% 2/1/2054 (a)	4,155	4,351
Freddie Mac Pool #SD8408 5.50% 3/1/2054 (a)	376	382
Freddie Mac Pool #RJ1216 5.50% 4/1/2054 (a)	2,336	2,388
Freddie Mac Pool #RJ1215 5.50% 4/1/2054 (a)	1,714	1,742
Freddie Mac Pool #RJ1435 6.00% 4/1/2054 (a)	7,087	7,322
Freddie Mac Pool #SD5303 6.00% 4/1/2054 (a)	4,925	5,097
Freddie Mac Pool #QI2895 6.00% 4/1/2054 (a)	4,176	4,339
Freddie Mac Pool #RJ1346 6.00% 4/1/2054 (a)	1,879	1,956
Freddie Mac Pool #SD8421 6.00% 4/1/2054 (a)	145	150
Freddie Mac Pool #SD5316 6.00% 4/1/2054 (a)	20	21
Freddie Mac Pool #SD5221 6.50% 4/1/2054 (a)	5,247	5,510
Freddie Mac Pool #SD8430 5.00% 5/1/2054 (a)	1,868	1,865
Freddie Mac Pool #RJ1417 5.50% 5/1/2054 (a)	35,963	36,756
Freddie Mac Pool #RJ1512 5.50% 5/1/2054 (a)	4,545	4,653
Freddie Mac Pool #SD8432 6.00% 5/1/2054 (a)	2,621	2,693
Freddie Mac Pool #RJ1447 6.50% 5/1/2054 (a)	5,138	5,371
Freddie Mac Pool #RJ1857 5.50% 6/1/2054 (a)	2,633	2,689
Freddie Mac Pool #RJ1768 5.50% 6/1/2054 (a)	925	946
Freddie Mac Pool #RJ1859 6.00% 6/1/2054 (a)	22,984	23,769
Freddie Mac Pool #SD8439 6.00% 6/1/2054 (a)	103	106
Freddie Mac Pool #SD5701 6.50% 6/1/2054 (a)	5,550	5,829
Freddie Mac Pool #RJ1963 5.50% 7/1/2054 (a)	1,766	1,801
Freddie Mac Pool #SD8447 6.00% 7/1/2054 (a)	19,112	19,635
Freddie Mac Pool #RJ1964 6.00% 7/1/2054 (a)	12,328	12,863
Freddie Mac Pool #SD5949 6.00% 7/1/2054 (a)	2,726	2,810
Freddie Mac Pool #RJ1975 6.00% 7/1/2054 (a)	2,538	2,625
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (a)	207	213
Freddie Mac Pool #SD8448 6.50% 7/1/2054 (a)	6,231	6,477
Freddie Mac Pool #QI9151 6.50% 7/1/2054 (a)	2,247	2,358
Freddie Mac Pool #RJ2193 5.00% 8/1/2054 (a)	2,034	2,044
Freddie Mac Pool #RJ2241 5.00% 8/1/2054 (a)	1,389	1,392
Freddie Mac Pool #RJ2195 5.00% 8/1/2054 (a)	1,302	1,302
Freddie Mac Pool #SD8453 5.50% 8/1/2054 (a)	3	3
Freddie Mac Pool #SD8454 6.00% 8/1/2054 (a)	7,892	8,108
Freddie Mac Pool #RJ2210 6.00% 8/1/2054 (a)	4,491	4,623
Freddie Mac Pool #RJ2216 6.00% 8/1/2054 (a)	2,184	2,252
Freddie Mac Pool #QJ3296 6.00% 8/1/2054 (a)	523	539
Freddie Mac Pool #SD6029 6.00% 8/1/2054 (a)	128	133
Freddie Mac Pool #QJ1440 6.00% 8/1/2054 (a)	62	64
Freddie Mac Pool #RJ2222 6.50% 8/1/2054 (a)	11,370	11,901
Freddie Mac Pool #SD6034 6.50% 8/1/2054 (a)	10,081	10,552
Freddie Mac Pool #SD8455 6.50% 8/1/2054 (a)	6,028	6,266
Freddie Mac Pool #SD6047 6.50% 8/1/2054 (a)	4,125	4,326
Freddie Mac Pool #SD6035 6.50% 8/1/2054 (a)	2,688	2,815

169	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RJ2247 6.50% 8/1/2054 (a)	USD1,700	$1,776
Freddie Mac Pool #RJ2228 6.50% 8/1/2054 (a)	887	925
Freddie Mac Pool #SD8462 5.50% 9/1/2054 (a)	7	7
Freddie Mac Pool #SD6578 6.00% 9/1/2054 (a)	4,124	4,292
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (a)	453	467
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (a)	237	245
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (a)	224	233
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (a)	216	225
Freddie Mac Pool #RJ2309 6.00% 9/1/2054 (a)	138	142
Freddie Mac Pool #QJ3982 6.00% 9/1/2054 (a)	42	43
Freddie Mac Pool #QJ3945 6.00% 9/1/2054 (a)	22	23
Freddie Mac Pool #RJ2320 6.50% 9/1/2054 (a)	4,015	4,192
Freddie Mac Pool #SD6271 6.50% 9/1/2054 (a)	2,325	2,430
Freddie Mac Pool #RJ2325 6.50% 9/1/2054 (a)	1,696	1,770
Freddie Mac Pool #SD8464 6.50% 9/1/2054 (a)	1,067	1,109
Freddie Mac Pool #QJ4693 6.50% 9/1/2054 (a)	922	967
Freddie Mac Pool #SD8469 5.50% 10/1/2054 (a)	955	969
Freddie Mac Pool #QJ5971 6.00% 10/1/2054 (a)	144	149
Freddie Mac Pool #QJ5733 6.00% 10/1/2054 (a)	46	47
Freddie Mac Pool #SD8470 6.00% 10/1/2054 (a)	22	23
Freddie Mac Pool #SD6733 6.50% 10/1/2054 (a)	4,703	4,900
Freddie Mac Pool #QJ7714 6.50% 10/1/2054 (a)	123	128
Freddie Mac Pool #SD8484 4.00% 11/1/2054 (a)	4,196	3,984
Freddie Mac Pool #RJ2851 4.50% 11/1/2054 (a)	4,697	4,590
Freddie Mac Pool #RJ2860 5.00% 11/1/2054 (a)	2,596	2,593
Freddie Mac Pool #RJ2917 5.50% 11/1/2054 (a)	10,494	10,659
Freddie Mac Pool #SD8475 5.50% 11/1/2054 (a)	10,239	10,390
Freddie Mac Pool #RJ2922 6.00% 11/1/2054 (a)	2,822	2,904
Freddie Mac Pool #RJ3017 5.00% 12/1/2054 (a)	3,344	3,338
Freddie Mac Pool #RJ3163 5.00% 12/1/2054 (a)	6	6
Freddie Mac Pool #SD8493 5.50% 12/1/2054 (a)	253	256
Freddie Mac Pool #QX0376 5.50% 12/1/2054 (a)	13	13
Freddie Mac Pool #QX1881 6.00% 12/1/2054 (a)	260	268
Freddie Mac Pool #QX0548 6.50% 12/1/2054 (a)	673	700
Freddie Mac Pool #SD8494 5.50% 1/1/2055 (a)	1,300	1,319
Freddie Mac Pool #RJ3240 6.00% 1/1/2055 (a)	5,110	5,292
Freddie Mac Pool #RJ3301 6.00% 1/1/2055 (a)	2,130	2,217
Freddie Mac Pool #SD8496 6.00% 1/1/2055 (a)	2,041	2,097
Freddie Mac Pool #RJ3305 6.00% 1/1/2055 (a)	1,547	1,603
Freddie Mac Pool #QX4065 6.00% 1/1/2055 (a)	517	531
Freddie Mac Pool #SL2928 7.00% 1/1/2055 (a)	5,331	5,609
Freddie Mac Pool #RJ3264 4.50% 2/1/2055 (a)	4,537	4,432
Freddie Mac Pool #SD8507 6.00% 2/1/2055 (a)	2,707	2,781
Freddie Mac Pool #SL0797 6.00% 2/1/2055 (a)	1,637	1,692
Freddie Mac Pool #SD8516 6.00% 3/1/2055 (a)	4,159	4,273
Freddie Mac Pool #SD8517 6.50% 3/1/2055 (a)	6,166	6,409
Freddie Mac Pool #SD8525 6.00% 4/1/2055 (a)	6,852	7,040
Freddie Mac Pool #SL0796 6.00% 4/1/2055 (a)	749	770
Freddie Mac Pool #QY1898 7.00% 4/1/2055 (a)	1,000	1,061
Freddie Mac Pool #QY0611 7.00% 4/1/2055 (a)	1,000	1,056
Freddie Mac Pool #SD8532 5.00% 5/1/2055 (a)	190	190
Freddie Mac Pool #SD8533 5.50% 5/1/2055 (a)	5,143	5,218
Freddie Mac Pool #SD8534 6.00% 5/1/2055 (a)	3,005	3,088
Freddie Mac Pool #RQ0012 5.00% 6/1/2055 (a)	859	858
Freddie Mac Pool #RJ4979 5.50% 6/1/2055 (a)	222	225
Freddie Mac Pool #RQ0026 5.00% 7/1/2055 (a)	3,937	3,929
Freddie Mac Pool #RQ0027 5.50% 7/1/2055 (a)	11,844	12,016
Freddie Mac Pool #RQ0028 6.00% 7/1/2055 (a)	17,994	18,482
Freddie Mac Pool #QY7483 6.00% 7/1/2055 (a)	640	658
Freddie Mac Pool #SL2625 6.50% 7/1/2055 (a)	2,080	2,162

American Funds Insurance Series	170

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RQ0041 6.00% 8/1/2055 (a)	USD7,619	$7,826
Freddie Mac Pool #RQ0050 6.00% 9/1/2055 (a)	3,830	3,935
Freddie Mac Pool #RQ0056 5.50% 10/1/2055 (a)	1,894	1,921
Freddie Mac Pool #RQ0081 3.50% 1/1/2056 (a)	949	880
Freddie Mac Pool #RQ0082 4.00% 1/1/2056 (a)	4,000	3,796
Freddie Mac, Series 3061, Class PN, 5.50% 11/15/2035 (a)	33	34
Freddie Mac, Series 3318, Class JT, 5.50% 5/15/2037 (a)	88	92
Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033 (a)(b)	3,461	3,484
Freddie Mac, Series 3146, Class PO, principal only, 0% 4/15/2036 (a)	77	68
Freddie Mac, Series 3156, Class PO, principal only, 0% 5/15/2036 (a)	69	61
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057 (a)(b)	5,318	5,222
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/26/2058 (a)	1,306	1,273
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032 (a)	7,344	7,165
Government National Mortgage Assn. 2.00% 1/1/2056 (a)(d)	6,176	5,117
Government National Mortgage Assn. 2.50% 1/1/2056 (a)(d)	4,300	3,710
Government National Mortgage Assn. 5.00% 1/1/2056 (a)(d)	135	135
Government National Mortgage Assn. Pool #MA5817 4.00% 3/20/2049 (a)	8,842	8,480
Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049 (a)	24	24
Government National Mortgage Assn. Pool #MA6221 4.50% 10/20/2049 (a)	3,633	3,619
Government National Mortgage Assn. Pool #MA6600 3.50% 4/20/2050 (a)	8,144	7,513
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050 (a)	1,845	1,530
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050 (a)	3,200	2,653
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051 (a)	7,322	6,269
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051 (a)	2,712	2,317
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051 (a)	2,624	2,247
Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052 (a)	3,845	3,320
Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052 (a)	3,308	2,836
Government National Mortgage Assn. Pool #MA7937 3.00% 3/20/2052 (a)	214	193
Government National Mortgage Assn. Pool #MA7988 3.00% 4/20/2052 (a)	165	149
Government National Mortgage Assn. Pool #MA8044 3.50% 5/20/2052 (a)	4,422	4,076
Government National Mortgage Assn. Pool #MA8148 3.00% 7/20/2052 (a)	4,579	4,123
Government National Mortgage Assn. Pool #MA8199 3.50% 8/20/2052 (a)	3,773	3,460
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052 (a)	20,329	18,786
Government National Mortgage Assn. Pool #MA8267 4.00% 9/20/2052 (a)	7,218	6,880
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052 (a)	5,056	4,813
Government National Mortgage Assn. Pool #MA8799 4.50% 4/20/2053 (a)	3,238	3,176
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053 (a)	11,481	11,248
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053 (a)	2,951	2,958
Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053 (a)	7,397	7,249
Government National Mortgage Assn. Pool #MA9169 4.50% 9/20/2053 (a)	12,305	12,036
Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054 (a)	1,705	1,621
Government National Mortgage Assn. Pool #MB0024 4.50% 11/20/2054 (a)	20,281	19,787
Government National Mortgage Assn. Pool #MB0147 5.50% 1/20/2055 (a)	3,466	3,505
Government National Mortgage Assn. Pool #MB0205 5.50% 2/20/2055 (a)	2,039	2,062
Government National Mortgage Assn. Pool #MB0424 5.50% 6/20/2055 (a)	7,908	7,992
Government National Mortgage Assn. Pool #MB0485 5.50% 7/20/2055 (a)	12,832	12,970
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063 (a)	1,451	1,083
Uniform Mortgage-Backed Security 2.00% 1/1/2041 (a)(d)	5,845	5,413
Uniform Mortgage-Backed Security 2.00% 1/1/2056 (a)(d)	53,078	42,918
Uniform Mortgage-Backed Security 3.00% 1/1/2056 (a)(d)	4,335	3,835
Uniform Mortgage-Backed Security 3.50% 1/1/2056 (a)(d)	154	142
Uniform Mortgage-Backed Security 4.50% 1/1/2056 (a)(d)	20,135	19,659
Uniform Mortgage-Backed Security 5.00% 1/1/2056 (a)(d)	23,668	23,607
Uniform Mortgage-Backed Security 6.50% 1/1/2056 (a)(d)	1,089	1,132
Uniform Mortgage-Backed Security 7.00% 1/1/2056 (a)(d)	12,098	12,733
Uniform Mortgage-Backed Security 3.50% 2/1/2056 (a)(d)	27,516	25,355
Uniform Mortgage-Backed Security 4.00% 2/1/2056 (a)(d)	17,770	16,847
		2,904,435

171	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)

Commercial mortgage-backed securities 3.57%
ALA Trust, Series 2025-OANA, Class A, (1-month USD CME Term SOFR + 1.743%) 5.494% 6/15/2040 (a)(b)(e)	USD11,443	$11,504
AMSR Trust, Series 2025-SFR1, Class A, 3.655% 6/17/2042 (a)(e)	11,892	11,486
ARES Commercial Mortgage Trust, Series 24-IND, Class A, (1-month USD CME Term SOFR + 1.69%) 5.442% 7/15/2041 (a)(b)(e)	1,251	1,254
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/2052 (a)	770	764
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/2052 (a)	100	98
Bank Commercial Mortgage Trust, Series 2023-5YR3, Class AS, 7.315% 9/15/2056 (a)(b)	684	731
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056 (a)(b)	500	534
Bank Commercial Mortgage Trust, Series 2024-5YR11, Class AS, 6.139% 11/15/2057 (a)	3,537	3,702
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/2061 (a)	123	121
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061 (a)	1,018	965
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063 (a)	295	271
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/2052 (a)	2,541	2,522
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053 (a)(b)	781	785
Benchmark Mortgage Trust, Series 2024-V5, Class AM, 6.417% 1/10/2057 (a)(b)	3,361	3,507
Benchmark Mortgage Trust, Series 2024-V11, Class AM, 6.201% 11/15/2057 (a)(b)	2,174	2,275
BMO Mortgage Trust, Series 2024-5C5, Class AS, 6.364% 2/15/2057 (a)(b)	2,774	2,910
BMO Mortgage Trust, Series 2025-5C9, Class A3, 5.779% 4/15/2058 (a)(b)	7,780	8,150
BX Commercial Mortgage Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 5.865% 6/15/2027 (a)(b)(e)	8,476	8,500
BX Trust, Series 2024-KING, Class A, (1-month USD CME Term SOFR + 1.541%) 5.291% 5/15/2034 (a)(b)(e)	2,183	2,186
BX Trust, Series 2021-RISE, Class A, (1-month USD CME Term SOFR + 0.862%) 4.612% 11/15/2036 (a)(b)(e)	10,670	10,664
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.241% 4/15/2037 (a)(b)(e)	2,778	2,783
BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 4.715% 11/15/2038 (a)(b)(e)	7,785	7,782
BX Trust, Series 2021-ACNT, Class B, (1-month USD CME Term SOFR + 1.364%) 5.115% 11/15/2038 (a)(b)(e)	264	264
BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 5.365% 11/15/2038 (a)(b)(e)	78	78
BX Trust, Series 2021-ACNT, Class D, (1-month USD CME Term SOFR + 1.964%) 5.715% 11/15/2038 (a)(b)(e)	118	118
BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 4.74% 1/17/2039 (a)(b)(e)	8,600	8,597
BX Trust, Series 2024-BIO2, Class A, 5.413% 8/13/2041 (a)(b)(e)	26,909	27,302
BX Trust, Series 2024-AIRC, Class A, (1-month USD CME Term SOFR + 1.691%) 5.442% 8/15/2041 (a)(b)(e)	7,715	7,740
BX Trust, Series 2025-ARIA, Class A, 5.031% 12/13/2042 (a)(b)(e)	28,535	28,830
BX Trust, Series 2025-VOLT, Class A, (1-month USD CME Term SOFR + 1.70%) 5.70% 12/15/2044 (a)(b)(e)	25,957	26,020
CALI Mortgage Trust, Series 24-SUN, Class A, (1-month USD CME Term SOFR + 1.89%) 5.641% 7/15/2041 (a)(b)(e)	1,514	1,518
CART, Series 2024-DFW1, Class A, (1-month USD CME Term SOFR + 1.642%) 5.392% 8/15/2041 (a)(b)(e)	5,461	5,460
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040 (a)(b)(e)	19,044	19,637
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049 (a)	244	243
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.728% 8/12/2043 (a)(b)(e)	8,924	9,165
DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/12/2040 (a)(e)	966	996
DC Commercial Mortgage Trust, Series 2023-DC, Class B, 6.804% 9/12/2040 (a)(e)	1,121	1,157
DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.14% 9/12/2040 (a)(b)(e)	862	893
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049 (a)	200	198
Durst Commercial Mortgage Trust, Series 2025-151, Class A, 5.317% 8/10/2042 (a)(b)(e)	7,301	7,455
Extended Stay America Trust, Series 2025-ESH, Class A, (1-month USD CME Term SOFR + 1.30%) 5.05% 10/15/2042 (a)(b)(e)	9,486	9,514
FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056 (a)(b)	2,432	2,494
Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class A, (1-month USD CME Term SOFR + 1.45%) 5.20% 12/15/2039 (a)(b)(e)	1,508	1,513
GS Mortgage Securities Trust, Series 2024-70P, Class A, 5.487% 3/10/2041 (a)(b)(e)	10,443	10,568
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050 (a)	400	395
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052 (a)	100	98
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053 (a)	1,536	1,414
Hawaii Hotel Trust, Series 2025-MAUI, Class A, (1-month USD CME Term SOFR + 1.393%) 5.143% 3/15/2042 (a)(b)(e)	8,260	8,278
Houston Galleria Mall Trust, Series 2025-HGLR, Class A, 5.462% 2/5/2045 (a)(b)(e)	15,120	15,694
HTL Commercial Mortgage Trust, Series 2024-T53, Class A, 5.876% 5/10/2039 (a)(b)(e)	1,478	1,497
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A, 5.467% 1/13/2040 (a)(b)(e)	24,720	25,650
INTOWN Mortgage Trust, Series 2025-STAY, Class A, (1-month USD CME Term SOFR + 1.35%) 5.10% 3/15/2042 (a)(b)(e)	28,416	28,487
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 3/15/2050 (a)	640	633

American Funds Insurance Series	172

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 10/15/2050 (a)	USD240	$236
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039 (a)(e)	6,854	6,204
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049 (a)(b)	2,040	2,024
KSL Commercial Mortgage Trust, Series 2024-HT2, Class A, (1-month USD CME Term SOFR + 1.542%) 5.293% 12/15/2039 (a)(b)(e)	13,015	13,029
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 4/15/2048 (a)	59	58
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 12/15/2049 (a)	245	243
NYC Commercial Mortgage Trust, Series 2025-28L, Class A, 4.668% 11/5/2038 (a)(b)(e)	4,409	4,422
SDR Commercial Mortgage Trust, Series 2024-DSNY, Class A, (1-month USD CME Term SOFR + 1.392%) 5.142% 5/15/2039 (a)(b)(e)	3,848	3,847
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041 (a)(e)	4,065	3,639
SREIT Trust, Series 2021-MFP, Class B, (1-month USD CME Term SOFR + 1.194%) 4.944% 11/15/2038 (a)(b)(e)	221	221
SREIT Trust, Series 2021-MFP, Class C, (1-month USD CME Term SOFR + 1.443%) 5.194% 11/15/2038 (a)(b)(e)	118	118
SWCH Commercial Mortgage Trust, Series 2025-DATA, Class A, (1-month USD CME Term SOFR + 1.443%) 5.193% 2/15/2042 (a)(b)(e)	26,882	26,674
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 12/15/2049 (a)	2,550	2,540
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 12/15/2052 (a)	1,019	975
Wells Fargo Commercial Mortgage Trust, Series 2024-5C2, Class A3, 5.92% 11/15/2057 (a)(b)	5,667	5,970
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 1/15/2060 (a)	205	204
		405,804

Collateralized mortgage-backed obligations (privately originated) 2.87%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048 (a)(b)(e)	1,464	1,328
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055 (a)(e)	49	47
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026) (a)(e)(f)	3,728	3,648
Atlas SP, Series 2024-RPL1, Class A1, 3.85% 4/25/2064 (4.85% on 8/1/2028) (a)(e)(f)	11,242	11,004
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059 (a)(b)(e)	532	504
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059 (a)(b)(e)	159	157
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061 (a)(e)	631	582
Cascade Funding Mortgage Trust, Series 2024-HB15, Class A, 4.00% 8/25/2034 (a)(b)(e)	1,869	1,865
Cascade Funding Mortgage Trust, Series 2024-RM5, Class A, 4.00% 10/25/2054 (a)(b)(e)	12,435	12,207
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061 (a)(b)(e)	4,882	4,673
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060 (a)(b)(e)	107	101
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066 (a)(b)(e)	969	884
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 6.274% 12/25/2042 (a)(b)(e)	411	420
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 6.174% 5/25/2043 (a)(b)(e)	2,028	2,067
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 5.774% 6/25/2043 (a)(b)(e)	1,083	1,091
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 5.574% 7/25/2043 (a)(b)(e)	517	519
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M1, (30-day Average USD-SOFR + 1.05%) 4.924% 1/25/2044 (a)(b)(e)	2,503	2,501
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M2, (30-day Average USD-SOFR + 1.80%) 5.674% 1/25/2044 (a)(b)(e)	507	511
Connecticut Avenue Securities Trust, Series 2024-R02, Class 1M1, (30-day Average USD-SOFR + 1.10%) 4.974% 2/25/2044 (a)(b)(e)	242	242
Connecticut Avenue Securities Trust, Series 2024-R02, Class 1M2, (30-day Average USD-SOFR + 1.80%) 5.674% 2/25/2044 (a)(b)(e)	1,053	1,060
Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M1, (30-day Average USD-SOFR + 1.10%) 4.974% 5/25/2044 (a)(b)(e)	1,578	1,577
Connecticut Avenue Securities Trust, Series 2024-R06, Class 1M1, (30-day Average USD-SOFR + 1.05%) 4.924% 9/25/2044 (a)(b)(e)	167	167
Connecticut Avenue Securities Trust, Series 2024-R06, Class 1M2, (30-day Average USD-SOFR + 1.60%) 5.474% 9/25/2044 (a)(b)(e)	1,584	1,586

173	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Connecticut Avenue Securities Trust, Series 2025-R02, Class 1A1, (30-day Average USD-SOFR + 1.00%) 4.874% 2/25/2045 (a)(b)(e)	USD1,955	$1,959
Connecticut Avenue Securities Trust, Series 2025-R02, Class 1M1, (30-day Average USD-SOFR + 1.15%) 5.024% 2/25/2045 (a)(b)(e)	3,390	3,397
Connecticut Avenue Securities Trust, Series 2025-R04, Class 1M1, (30-day Average USD-SOFR + 1.20%) 5.074% 5/25/2045 (a)(b)(e)	5,187	5,202
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051 (a)(b)(e)	1,632	1,365
Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/2051 (a)(b)(e)	1,791	1,498
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 6.824% 6/25/2042 (a)(b)(e)	101	103
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.024% 9/25/2042 (a)(b)(e)	123	124
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 7.574% 9/25/2042 (a)(b)(e)	1,519	1,585
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA1, Class M1, (30-day Average USD-SOFR + 1.35%) 5.224% 2/25/2044 (a)(b)(e)	2,438	2,440
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA2, Class M1, (30-day Average USD-SOFR + 1.20%) 5.074% 5/25/2044 (a)(b)(e)	10,256	10,273
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA3, Class M1, (30-day Average USD-SOFR + 1.00%) 4.874% 10/25/2044 (a)(b)(e)	62	62
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA3, Class M2, (30-day Average USD-SOFR + 1.45%) 5.324% 10/25/2044 (a)(b)(e)	1,648	1,648
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2025-DNA2, Class A1, (30-day Average USD-SOFR + 1.10%) 4.974% 5/25/2045 (a)(b)(e)	2,282	2,288
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2025-DNA2, Class M1, (30-day Average USD-SOFR + 1.20%) 5.074% 5/25/2045 (a)(b)(e)	6,559	6,560
GCAT Trust, Series 2024-NQM2, Class A1, 6.085% 6/25/2059 (7.359% on 5/1/2028) (a)(e)(f)	3,684	3,725
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066 (a)(b)(e)	1,568	1,444
GS Mortgage-Backed Securities Trust, Series 2024-RPL2, Class A1, 3.75% 7/25/2061 (4.75% on 2/1/2028) (a)(e)(f)	655	644
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026 (a)(e)	3,828	3,748
HOMES Trust, Series 2024-NQM1, Class A1, 5.915% 7/25/2069 (6.915% on 7/1/2028) (a)(e)(f)	13,470	13,613
JP Morgan Mortgage Trust, Series 2024-INV1, Class A2, 6.00% 4/25/2055 (a)(b)(e)	537	548
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 5.75% 4/25/2061 (a)(e)	591	592
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 6.25% 7/25/2067 (a)(e)	1,805	1,808
MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 7/25/2060 (a)(b)(e)	1,819	1,679
MFRA Trust, Series 2024-NQM2, Class A1, 5.272% 8/25/2069 (6.272% on 8/1/2028) (a)(e)(f)	17,976	18,016
MFRA Trust, Series 2025-NQM3, Class A1, 5.261% 8/25/2070 (6.261% on 7/1/2029) (a)(e)(f)	3,098	3,108
Onslow Bay Financial Mortgage Loan Trust, Series 2024-HYB1, Class A1, 3.637% 3/25/2053 (a)(b)(e)	2,237	2,233
Onslow Bay Financial, LLC, Series 2024-HYB2, Class A1, 3.695% 4/25/2053 (a)(b)(e)	1,698	1,685
Onslow Bay Financial, LLC, Series 2024-NQM5, Class A1, 5.988% 1/25/2064 (6.988% on 3/1/2028) (a)(e)(f)	5,345	5,395
Onslow Bay Financial, LLC, Series 2024-NQM4, Class A1, 6.067% 1/25/2064 (7.067% on 2/1/2028) (a)(e)(f)	2,650	2,674
Onslow Bay Financial, LLC, Series 2024-NQM7, Class A1, 6.243% 3/25/2064 (7.243% on 4/1/2028) (a)(e)(f)	5,910	5,981
Onslow Bay Financial, LLC, Series 2024-NQM10, Class A1, 6.18% 5/25/2064 (7.18% on 6/1/2028) (a)(e)(f)	5,619	5,690
Onslow Bay Financial, LLC, Series 2024-NQM8, Class A1, 6.233% 5/25/2064 (7.233% on 5/1/2028) (a)(e)(f)	14,545	14,727
Onslow Bay Financial, LLC, Series 2024-NQM13, Class A1, 5.116% 6/25/2064 (6.116% on 8/1/2028) (a)(e)(f)	4,358	4,369
Onslow Bay Financial, LLC, Series 2024-NQM11, Class A1, 5.875% 6/25/2064 (6.825% on 7/1/2028) (a)(e)(f)	16,390	16,559
Onslow Bay Financial, LLC, Series 2025-NQM19, Class A1, 4.869% 10/25/2065 (a)(b)(e)	7,668	7,687
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/2056 (a)(b)(e)	1,245	1,117
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039 (a)(e)	1,077	1,063
Progress Residential Trust, Series 2024-SFR2, Class B, 3.40% 4/17/2041 (a)(b)(e)	1,044	1,005
Progress Residential Trust, Series 2025-SFR2, Class A, 3.305% 4/17/2042 (a)(e)	14,298	13,641
Progress Residential Trust, Series 2025-SFR3, Class A, 3.39% 7/17/2042 (a)(e)	4,038	3,852
PRP Advisors, LLC, Series 2025-RPL3, Class A1, 3.25% 4/25/2055 (4.25% on 4/1/2028) (a)(e)(f)	2,983	2,892
Starwood Mortgage Residential Trust, Series 2024-SFR4, Class A, (1-month USD CME Term SOFR + 1.75%) 5.50% 10/17/2041 (a)(b)(e)	6,364	6,389
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060 (a)(e)	6,910	6,344
Towd Point Mortgage Trust, Series 2024-3, Class A1A, 5.03% 7/25/2065 (a)(b)(e)	3,039	3,071
Treehouse Park Improvement Association No.1 9.75% 12/1/2033 (e)(g)	1,368	1,368
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038 (a)(e)	5,017	4,955

American Funds Insurance Series	174

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Tricon Residential Trust, Series 2024-SFR2, Class A, 4.75% 6/17/2040 (a)(e)	USD8,559	$8,592
Tricon Residential Trust, Series 2024-SFR3, Class A, 4.50% 8/17/2041 (a)(e)	7,453	7,456
Tricon Residential Trust, Series 2024-SFR4, Class A, 4.30% 11/17/2041 (a)(e)	3,343	3,324
Verus Securitization Trust, Series 2024-3, Class A1, 6.338% 4/25/2069 (7.338% on 4/1/2028) (a)(e)(f)	12,295	12,443
Verus Securitization Trust, Series 2024-4, Class A1, 6.218% 6/25/2069 (7.218% on 5/1/2028) (a)(e)(f)	5,466	5,541
Verus Securitization Trust, Series 2024-6, Class A1, 5.799% 7/25/2069 (6.799% on 7/1/2028) (a)(e)(f)	11,832	11,940
Verus Securitization Trust, Series 2024-8, Class A1, 5.364% 10/25/2069 (a)(b)(e)	3,935	3,959
Verus Securitization Trust, Series 2025-5, Class A1, 5.427% 6/25/2070 (6.427% on 6/1/2029) (a)(e)(f)	19,755	19,928
Verus Securitization Trust, Series 2025-7, Class A1, 5.129% 8/25/2070 (6.129% on 8/1/2029) (a)(e)(f)	4,404	4,425
		326,475
Total mortgage-backed obligations		3,636,714
Corporate bonds and notes 30.21%
Financials 9.16%
AerCap Ireland Capital DAC 1.75% 1/30/2026	2,841	2,836
AerCap Ireland Capital DAC 2.45% 10/29/2026	10,289	10,152
AerCap Ireland Capital DAC 6.45% 4/15/2027	3,994	4,104
AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028) (e)(f)	1,597	1,696
AIB Group PLC 5.871% 3/28/2035 (USD-SOFR + 1.91% on 3/28/2034) (e)(f)	1,995	2,109
Alpha Bank SA 7.50% 6/16/2027 (1-year EUR Mid-Swap + 5.084% on 6/16/2026) (f)	EUR437	524
Alpha Bank SA 6.875% 6/27/2029 (1-year EUR-ICE Swap EURIBOR + 3.793% on 6/27/2028) (f)	2,840	3,647
Alpha Bank SA 5.00% 5/12/2030 (1-year EUR-ICE Swap EURIBOR + 2.432% on 5/12/2029) (f)	4,065	5,061
American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030) (f)	USD359	392
American Express Co. 5.043% 5/1/2034 (USD-SOFR + 1.835% on 5/1/2033) (f)	1,618	1,661
American Express Co. 5.442% 1/30/2036 (USD-SOFR + 1.32% on 1/30/2035) (f)	4,927	5,120
American Express Co. 5.667% 4/25/2036 (USD-SOFR + 1.79% on 4/25/2035) (f)	2,464	2,603
American International Group, Inc. 4.85% 5/7/2030	24,445	25,070
American International Group, Inc. 5.125% 3/27/2033	2,749	2,831
Aon Corp. 5.35% 2/28/2033	1,083	1,128
Aon North America, Inc. 5.15% 3/1/2029	3,015	3,103
Aon North America, Inc. 5.30% 3/1/2031	1,005	1,048
Aon North America, Inc. 5.45% 3/1/2034	2,550	2,651
Aon North America, Inc. 5.75% 3/1/2054	1,163	1,158
Arthur J. Gallagher & Co. 4.85% 12/15/2029	3,140	3,215
Arthur J. Gallagher & Co. 5.15% 2/15/2035	1,845	1,866
Arthur J. Gallagher & Co. 5.55% 2/15/2055	1,845	1,772
Banco Santander SA 1.722% 9/14/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026) (f)	1,400	1,377
Bank of America Corp. 2.551% 2/4/2028 (USD-SOFR + 1.05% on 2/4/2027) (f)	4,295	4,226
Bank of America Corp. 4.376% 4/27/2028 (USD-SOFR + 1.58% on 4/27/2027) (f)	2,635	2,646
Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028) (f)	3,202	3,055
Bank of America Corp. 5.819% 9/15/2029 (USD-SOFR + 1.57% on 9/15/2028) (f)	339	354
Bank of America Corp. 3.974% 2/7/2030 (3-month USD CME Term SOFR + 1.472% on 2/7/2029) (f)	1,150	1,144
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030) (f)	24,072	21,536
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031) (f)	41,179	36,834
Bank of Nova Scotia (The) 5.25% 6/12/2028	1,370	1,411
Banque Federative du Credit Mutuel 0.82% 10/16/2026	JPY300,000	1,909
Barclays PLC 4.837% 9/10/2028 (USD-SOFR + 1.34% on 9/10/2027) (f)	USD2,585	2,617
Block, Inc. 2.75% 6/1/2026	1,975	1,964
Block, Inc. 5.625% 8/15/2030 (e)	1,735	1,771
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027) (e)(f)	13,134	12,934
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028) (e)(f)	3,594	3,403
BPCE SA 0.895% 12/14/2026	JPY100,000	636
BPCE SA 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026) (e)(f)	USD2,150	2,151
BPCE SA 6.714% 10/19/2029 (USD-SOFR + 2.27% on 10/19/2028) (e)(f)	5,000	5,307
BPCE SA 5.716% 1/18/2030 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.959% on 1/18/2029) (e)(f)	1,285	1,331
BPCE SA 5.876% 1/14/2031 (USD-SOFR + 1.68% on 1/14/2030) (e)(f)	1,845	1,929

175	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Financials (continued)
BPCE SA 5.389% 5/28/2031 (USD-SOFR + 1.581% on 5/28/2030) (e)(f)	USD3,814	$3,917
BPCE SA 5.936% 5/30/2035 (USD-SOFR + 1.85% on 5/30/2034) (e)(f)	4,503	4,698
CaixaBank SA 5.673% 3/15/2030 (USD-SOFR + 1.78% on 3/15/2029) (e)(f)	10,948	11,375
CaixaBank SA 6.84% 9/13/2034 (USD-SOFR + 2.77% on 9/13/2033) (e)(f)	1,900	2,121
Capital One Financial Corp. 5.468% 2/1/2029 (USD-SOFR + 2.08% on 2/1/2028) (f)	515	529
Capital One Financial Corp. 6.377% 6/8/2034 (USD-SOFR + 2.86% on 6/8/2033) (f)	1,204	1,302
Capital One Financial Corp. 6.051% 2/1/2035 (USD-SOFR + 2.26% on 2/1/2034) (f)	2,920	3,110
Charles Schwab Corp. (The) 5.643% 5/19/2029 (USD-SOFR + 2.21% on 5/19/2028) (f)	2,445	2,539
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031	526	483
Chubb INA Holdings, LLC 3.35% 5/3/2026	2,020	2,017
Chubb INA Holdings, LLC 5.00% 3/15/2034	4,400	4,503
Chubb INA Holdings, LLC 4.35% 11/3/2045	2,015	1,761
Citibank, NA 5.803% 9/29/2028	4,100	4,300
Citigroup, Inc. 4.60% 3/9/2026	1,800	1,801
Citigroup, Inc. 5.174% 2/13/2030 (USD-SOFR + 1.364% on 2/13/2029) (f)	7,800	8,006
Citigroup, Inc. 4.412% 3/31/2031 (USD-SOFR + 3.914% on 3/31/2030) (f)	933	933
Citigroup, Inc. 4.952% 5/7/2031 (USD-SOFR + 1.463% on 5/7/2030) (f)	20,610	21,059
Citigroup, Inc. 2.561% 5/1/2032 (USD-SOFR + 1.167% on 5/1/2031) (f)	3,937	3,574
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032) (f)	990	907
Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032) (f)	3,090	2,951
Citigroup, Inc. 6.02% 1/24/2036 (USD-SOFR + 1.83% on 1/24/2035) (f)	123	129
Citigroup, Inc. 5.333% 3/27/2036 (USD-SOFR + 1.465% on 3/27/2035) (f)	1,874	1,918
Corebridge Financial, Inc. 3.65% 4/5/2027	3,913	3,890
Corebridge Financial, Inc. 3.85% 4/5/2029	3,534	3,479
Corebridge Financial, Inc. 3.90% 4/5/2032	3,964	3,764
Corebridge Financial, Inc. 4.35% 4/5/2042	361	310
Credit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026) (e)(f)	2,450	2,445
Danske Bank AS 1.549% 9/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.73% on 9/10/2026) (e)(f)	2,990	2,940
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027) (e)(f)	2,975	2,982
Deutsche Bank AG 4.10% 1/13/2026	7,305	7,305
Deutsche Bank AG 4.10% 1/13/2026	857	857
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027) (f)	17,595	17,308
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030) (f)	1,590	1,518
Deutsche Bank AG 5.403% 9/11/2035 (USD-SOFR + 2.05% on 9/11/2034) (f)	3,200	3,265
DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026) (e)(f)	1,200	1,188
Eurobank SA 2.00% 5/5/2027 (1-year EUR Mid-Swap + 2.398% on 5/5/2026) (f)	EUR1,845	2,165
Eurobank SA 2.25% 3/14/2028 (1-year EUR Mid-Swap + 2.634% on 3/14/2027) (f)	4,230	4,954
Eurobank SA 7.00% 1/26/2029 (1-year EUR Mid-Swap + 4.418% on 1/26/2028) (f)	3,855	4,900
Eurobank SA 5.875% 11/28/2029 (1-year EUR Mid-Swap + 2.83% on 11/28/2028) (f)	12,035	15,267
Eurobank SA 4.875% 4/30/2031 (5-year EUR Mid-Swap + 2.165% on 4/30/2030) (f)	390	487
Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028) (f)	USD205	216
Fifth Third Bancorp 4.895% 9/6/2030 (USD-SOFR + 1.486% on 9/6/2029) (f)	1,968	2,000
Fifth Third Bancorp 5.631% 1/29/2032 (USD-SOFR + 1.84% on 1/29/2031) (f)	11,396	11,964
Goldman Sachs Group, Inc. 1.431% 3/9/2027 (USD-SOFR + 0.795% on 3/9/2026) (f)	3,030	3,015
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026) (f)	13,275	13,046
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026) (f)	12,997	12,780
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027) (f)	3,703	3,646
Goldman Sachs Group, Inc. 3.615% 3/15/2028 (USD-SOFR + 1.846% on 3/15/2027) (f)	5,534	5,505
Goldman Sachs Group, Inc. 4.937% 4/23/2028 (USD-SOFR + 1.319% on 4/23/2027) (f)	4,895	4,952
Goldman Sachs Group, Inc. 5.727% 4/25/2030 (USD-SOFR + 1.265% on 4/25/2029) (f)	20,687	21,617
Goldman Sachs Group, Inc. 5.218% 4/23/2031 (USD-SOFR + 1.58% on 4/23/2030) (f)	14,659	15,144
Goldman Sachs Group, Inc. 4.369% 10/21/2031 (USD-SOFR + 1.06% on 10/21/2030) (f)	12,107	12,081
Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041) (f)	3,160	2,319
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028) (f)	14,232	13,551
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031) (f)	9,437	8,581
HSBC Holdings PLC 5.45% 3/3/2036 (USD-SOFR + 1.56% on 3/3/2035) (f)	2,000	2,064
ING Groep NV 6.083% 9/11/2027 (USD-SOFR + 1.56% on 9/11/2026) (f)	1,680	1,703

American Funds Insurance Series	176

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Financials (continued)
Intesa Sanpaolo SpA 5.71% 1/15/2026 (e)	USD15,400	$15,408
Intesa Sanpaolo SpA 3.875% 7/14/2027 (e)	6,250	6,235
Intesa Sanpaolo SpA 3.875% 1/12/2028 (e)	1,986	1,973
Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053) (e)(f)	5,100	6,064
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032 (e)	705	673
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026) (f)	323	322
JPMorgan Chase & Co. 6.07% 10/22/2027 (USD-SOFR + 1.33% on 10/22/2026) (f)	1,400	1,422
JPMorgan Chase & Co. 5.04% 1/23/2028 (USD-SOFR + 1.19% on 1/23/2027) (f)	20,000	20,213
JPMorgan Chase & Co. 5.571% 4/22/2028 (USD-SOFR + 0.93% on 4/22/2027) (f)	2,678	2,732
JPMorgan Chase & Co. 4.979% 7/22/2028 (USD-SOFR + 0.93% on 7/22/2027) (f)	8,670	8,805
JPMorgan Chase & Co. 4.203% 7/23/2029 (3-month USD CME Term SOFR + 1.522% on 7/23/2028) (f)	11,980	12,022
JPMorgan Chase & Co. 5.581% 4/22/2030 (USD-SOFR + 1.16% on 4/22/2029) (f)	6,480	6,762
JPMorgan Chase & Co. 4.995% 7/22/2030 (USD-SOFR + 1.125% on 7/22/2029) (f)	10,724	11,012
JPMorgan Chase & Co. 4.603% 10/22/2030 (USD-SOFR + 1.04% on 10/22/2029) (f)	6,549	6,643
JPMorgan Chase & Co. 5.14% 1/24/2031 (USD-SOFR + 0.90% on 1/24/2030) (f)	3,870	4,001
JPMorgan Chase & Co. 4.255% 10/22/2031 (USD-SOFR + 0.93% on 10/22/2030) (f)	700	698
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031) (f)	791	706
JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031) (f)	5,313	4,796
JPMorgan Chase & Co. 5.294% 7/22/2035 (USD-SOFR + 1.46% on 7/22/2034) (f)	19,889	20,526
JPMorgan Chase & Co. 5.572% 4/22/2036 (USD-SOFR + 1.68% on 4/22/2035) (f)	51,163	53,698
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026) (f)	2,415	2,386
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028) (e)(f)	1,375	1,420
Lloyds Banking Group PLC 5.985% 8/7/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.48% on 8/7/2026) (f)	1,625	1,643
Lloyds Banking Group PLC 5.462% 1/5/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.375% on 1/5/2027) (f)	200	203
Lloyds Banking Group PLC 5.679% 1/5/2035 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 1/5/2034) (f)	1,979	2,084
Marsh & McLennan Cos., Inc. 5.00% 3/15/2035	2,285	2,316
Marsh & McLennan Cos., Inc. 5.35% 11/15/2044	250	245
Marsh & McLennan Cos., Inc. 5.40% 3/15/2055	2,060	1,985
MetLife Capital Trust IV, junior subordinated, 7.875% 12/15/2067 (3-month USD CME Term SOFR + 4.222% on 12/15/2037) (e)(f)	1,405	1,559
MetLife, Inc. 5.375% 7/15/2033	1,279	1,349
Metropolitan Life Global Funding I 5.40% 9/12/2028 (e)	840	870
Metropolitan Life Global Funding I 4.85% 1/8/2029 (e)	2,050	2,093
Metropolitan Life Global Funding I 5.15% 3/28/2033 (e)	619	637
Mitsubishi UFJ Financial Group, Inc. 1.538% 7/20/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026) (f)	6,200	6,114
Mitsubishi UFJ Financial Group, Inc. 1.64% 10/13/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026) (f)	2,225	2,185
Mitsubishi UFJ Financial Group, Inc. 5.422% 2/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.38% on 2/22/2028) (f)	1,430	1,472
Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032) (f)	763	784
Mizuho Financial Group, Inc. 1.554% 7/9/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026) (f)	1,367	1,349
Mizuho Financial Group, Inc. 5.778% 7/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.65% on 7/6/2028) (f)	1,701	1,769
Mizuho Financial Group, Inc. 5.376% 5/26/2030 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.12% on 5/26/2029) (f)	2,020	2,090
Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026) (f)	13,336	13,148
Morgan Stanley 4.994% 4/12/2029 (USD-SOFR + 1.38% on 4/12/2028) (f)	350	357
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028) (f)	21,869	22,369
Morgan Stanley 5.656% 4/18/2030 (USD-SOFR + 1.26% on 4/18/2029) (f)	21,784	22,702
Morgan Stanley 4.654% 10/18/2030 (USD-SOFR + 1.10% on 10/18/2029) (f)	1,704	1,725
Morgan Stanley 5.192% 4/17/2031 (USD-SOFR + 1.51% on 4/17/2030) (f)	4,664	4,810

177	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Financials (continued)
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031) (f)	USD3,031	$2,665
Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033) (f)	11,313	11,773
Morgan Stanley 5.32% 7/19/2035 (USD-SOFR + 1.555% on 7/19/2034) (f)	3,069	3,160
Morgan Stanley 4.892% 10/22/2036 (USD-SOFR + 1.314% on 10/22/2035) (f)	23,571	23,371
Morgan Stanley Bank, N.A. 5.882% 10/30/2026	2,775	2,817
MSCI, Inc. 3.25% 8/15/2033 (e)	695	624
NatWest Group PLC 5.847% 3/2/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 3/2/2026) (f)	3,555	3,565
NatWest Group PLC 5.583% 3/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.10% on 3/1/2027) (f)	2,170	2,209
Navient Corp. 5.625% 8/1/2033	2,470	2,260
Northwestern Mutual Life Insurance Co. (The) 4.90% 6/12/2028 (e)	2,090	2,139
OneMain Finance Corp. 7.125% 3/15/2026	87	88
Piraeus Bank SA 7.25% 7/13/2028 (1-year EUR Mid-Swap + 3.692% on 7/13/2027) (f)	EUR565	709
Piraeus Bank SA 4.625% 7/17/2029 (1-year EUR Mid-Swap + 1.723% on 7/17/2028) (f)	165	202
Piraeus Bank SA 6.75% 12/5/2029 (1-year EUR Mid-Swap + 3.837% on 12/5/2028) (f)	1,345	1,742
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028) (f)	USD4,594	4,766
PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033) (f)	12,265	13,887
PNC Financial Services Group, Inc. 5.676% 1/22/2035 (USD-SOFR + 1.902% on 1/22/2034) (f)	635	670
Royal Bank of Canada 4.95% 2/1/2029	1,360	1,397
Santander Holdings USA, Inc. 6.499% 3/9/2029 (USD-SOFR + 2.356% on 3/9/2028) (f)	5,100	5,316
Santander Holdings USA, Inc. 5.353% 9/6/2030 (USD-SOFR + 1.94% on 9/6/2029) (f)	3,706	3,792
Standard Chartered PLC 5.905% 5/14/2035 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 5/14/2034) (e)(f)	546	577
Sumitomo Mitsui Financial Group, Inc. 5.88% 7/13/2026	1,429	1,443
Sumitomo Mitsui Financial Group, Inc. 2.174% 1/14/2027	1,100	1,080
Sumitomo Mitsui Financial Group, Inc. 5.80% 7/13/2028	1,045	1,089
Sumitomo Mitsui Financial Group, Inc. 5.766% 1/13/2033	373	398
Sumitomo Mitsui Trust Bank, Ltd. 5.55% 9/14/2028 (e)	1,400	1,459
Swedbank AB 6.136% 9/12/2026 (e)	2,100	2,131
Truist Financial Corp. 6.047% 6/8/2027 (USD-SOFR + 2.05% on 6/8/2026) (f)	1,370	1,381
Truist Financial Corp. 4.873% 1/26/2029 (USD-SOFR + 1.435% on 1/26/2028) (f)	2,605	2,647
Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028) (f)	2,396	2,585
Truist Financial Corp. 5.435% 1/24/2030 (USD-SOFR + 1.62% on 1/24/2029) (f)	1,741	1,803
Truist Financial Corp. 5.153% 8/5/2032 (USD-SOFR + 1.571% on 8/5/2031) (f)	4,707	4,866
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033) (f)	1,586	1,688
Truist Financial Corp. 5.711% 1/24/2035 (USD-SOFR + 1.922% on 1/24/2034) (f)	2,440	2,568
U.S. Bancorp 4.653% 2/1/2029 (USD-SOFR + 1.23% on 2/1/2028) (f)	2,115	2,142
U.S. Bancorp 5.384% 1/23/2030 (USD-SOFR + 1.56% on 1/23/2029) (f)	7,300	7,562
U.S. Bancorp 4.839% 2/1/2034 (USD-SOFR + 1.60% on 2/1/2033) (f)	2,839	2,861
U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033) (f)	1,712	1,827
UBS Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026) (e)(f)	11,200	11,169
UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026) (e)(f)	6,623	6,519
UBS Group AG 5.428% 2/8/2030 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.52% on 2/8/2029) (e)(f)	17,490	18,094
UBS Group AG 5.617% 9/13/2030 (1-year USD-ICE SOFR Swap + 1.34% on 9/13/2029) (e)(f)	14,459	15,109
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030) (e)(f)	9,636	9,548
UBS Group AG 2.095% 2/11/2032 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/11/2031) (e)(f)	1,392	1,235
UBS Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031) (e)(f)	20,425	18,972
UBS Group AG 2.746% 2/11/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.10% on 2/11/2032) (e)(f)	4,038	3,623
UniCredit SpA 4.625% 4/12/2027 (e)	1,395	1,404
Vigorous Champion International, Ltd. 4.25% 5/28/2029	462	462
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027) (f)	6,615	6,573
Wells Fargo & Co. 5.707% 4/22/2028 (USD-SOFR + 1.07% on 4/22/2027) (f)	11,151	11,384
Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027) (f)	1,003	980
Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027) (f)	8,357	8,452
Wells Fargo & Co. 5.574% 7/25/2029 (USD-SOFR + 1.74% on 7/25/2028) (f)	2,545	2,638

American Funds Insurance Series	178

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Financials (continued)
Wells Fargo & Co. 5.15% 4/23/2031 (USD-SOFR + 1.50% on 4/23/2030) (f)	USD7,187	$7,420
Wells Fargo & Co. 5.389% 4/24/2034 (USD-SOFR + 2.02% on 4/24/2033) (f)	6,025	6,271
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033) (f)	4,062	4,499
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052) (f)	5,719	4,925
		1,040,334

Health care 4.08%
AbbVie, Inc. 5.05% 3/15/2034	18,501	19,019
AbbVie, Inc. 5.35% 3/15/2044	800	791
AbbVie, Inc. 5.40% 3/15/2054	15,770	15,345
AbbVie, Inc. 5.50% 3/15/2064	550	535
Amgen, Inc. 5.15% 3/2/2028	5,326	5,452
Amgen, Inc. 4.05% 8/18/2029	7,429	7,425
Amgen, Inc. 2.45% 2/21/2030	5,131	4,787
Amgen, Inc. 5.25% 3/2/2030	2,854	2,964
Amgen, Inc. 4.20% 3/1/2033	8,502	8,314
Amgen, Inc. 5.25% 3/2/2033	20,793	21,530
Amgen, Inc. 4.875% 3/1/2053	3,360	2,960
Amgen, Inc. 4.40% 2/22/2062	196	153
AstraZeneca Finance, LLC 5.00% 2/26/2034	6,925	7,170
Baxter International, Inc. 4.45% 2/15/2029	9,503	9,539
Baxter International, Inc. 2.539% 2/1/2032	3,906	3,405
Bristol-Myers Squibb Co. 5.10% 2/22/2031	3,990	4,156
Bristol-Myers Squibb Co. 5.20% 2/22/2034	22,685	23,590
Bristol-Myers Squibb Co. 5.50% 2/22/2044	425	426
Bristol-Myers Squibb Co. 2.55% 11/13/2050	2,113	1,252
Bristol-Myers Squibb Co. 3.70% 3/15/2052	2,197	1,616
Bristol-Myers Squibb Co. 5.55% 2/22/2054	12,840	12,619
Centene Corp. 4.25% 12/15/2027	14,860	14,782
Centene Corp. 2.45% 7/15/2028	12,410	11,630
Centene Corp. 4.625% 12/15/2029	14,945	14,506
Centene Corp. 3.375% 2/15/2030	15,718	14,489
Cigna Group (The) 5.125% 5/15/2031	2,095	2,166
Cigna Group (The) 5.25% 2/15/2034	3,745	3,858
Cigna Group (The) 6.00% 1/15/2056	1,600	1,646
CVS Health Corp. 5.125% 2/21/2030	1,720	1,768
CVS Health Corp. 5.25% 1/30/2031	960	992
CVS Health Corp. 5.55% 6/1/2031	3,707	3,881
CVS Health Corp. 5.00% 9/15/2032	5,853	5,976
CVS Health Corp. 5.25% 2/21/2033	2,122	2,185
CVS Health Corp. 5.70% 6/1/2034	7,706	8,078
CVS Health Corp. 5.45% 9/15/2035	4,471	4,578
CVS Health Corp. 6.05% 6/1/2054	1,995	1,985
CVS Health Corp. 6.20% 9/15/2055	6,535	6,640
CVS Health Corp. 6.00% 6/1/2063	1,076	1,044
Elevance Health, Inc. 4.95% 11/1/2031	2,322	2,377
Elevance Health, Inc. 5.20% 2/15/2035	7,577	7,746
Elevance Health, Inc. 4.55% 5/15/2052	271	226
Elevance Health, Inc. 5.125% 2/15/2053	784	710
Elevance Health, Inc. 5.70% 2/15/2055	995	973
Eli Lilly and Co. 5.10% 2/12/2035	23,057	23,845
Eli Lilly and Co. 5.50% 2/12/2055	7,907	7,923
Gilead Sciences, Inc. 5.25% 10/15/2033	3,340	3,511
HCA, Inc. 5.20% 6/1/2028	4,165	4,268
HCA, Inc. 2.375% 7/15/2031	2,233	2,005
HCA, Inc. 3.625% 3/15/2032	2,400	2,270
HCA, Inc. 4.625% 3/15/2052	226	185
Humana, Inc. 5.375% 4/15/2031	5,530	5,719

179	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Health care (continued)
Humana, Inc. 5.55% 5/1/2035	USD1,735	$1,772
Humana, Inc. 5.75% 4/15/2054	954	902
Johnson & Johnson 4.80% 6/1/2029	3,970	4,101
Johnson & Johnson 4.90% 6/1/2031	4,175	4,361
Merck & Co., Inc. 1.70% 6/10/2027	3,093	3,014
Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2028	1,375	1,393
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	7,942	8,029
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	5,622	5,327
Roche Holdings, Inc. 1.93% 12/13/2028 (e)	7,545	7,164
Roche Holdings, Inc. 4.592% 9/9/2034 (e)	765	763
Roche Holdings, Inc. 2.607% 12/13/2051 (e)	645	395
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026	306	304
Stryker Corp. 4.85% 2/10/2030	1,235	1,269
Stryker Corp. 5.20% 2/10/2035	1,110	1,140
Takeda U.S. Financing, Inc. 5.20% 7/7/2035	12,074	12,303
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028	28,059	29,142
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	4,431	4,485
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	3,720	4,097
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031	2,935	3,383
Teva Pharmaceutical Finance Netherlands III BV 6.00% 12/1/2032	725	761
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	26,266	19,898
UnitedHealth Group, Inc. 4.80% 1/15/2030	395	405
UnitedHealth Group, Inc. 2.00% 5/15/2030	466	425
UnitedHealth Group, Inc. 4.95% 1/15/2032	1,910	1,958
UnitedHealth Group, Inc. 4.20% 5/15/2032	1,654	1,633
UnitedHealth Group, Inc. 5.15% 7/15/2034	15,956	16,348
UnitedHealth Group, Inc. 3.05% 5/15/2041	1,300	986
UnitedHealth Group, Inc. 4.25% 6/15/2048	960	786
UnitedHealth Group, Inc. 3.25% 5/15/2051	572	388
UnitedHealth Group, Inc. 5.625% 7/15/2054	10,472	10,283
UnitedHealth Group, Inc. 4.95% 5/15/2062	69	60
Viatris, Inc. 4.00% 6/22/2050	1,761	1,173
		463,458

Consumer discretionary 3.73%
Advance Auto Parts, Inc. 7.375% 8/1/2033 (e)	3,110	3,124
Allied Universal Holdco, LLC 4.625% 6/1/2028 (e)	335	331
Amazon.com, Inc. 1.65% 5/12/2028	3,860	3,685
Amazon.com, Inc. 3.45% 4/13/2029	600	593
Amazon.com, Inc. 4.65% 11/20/2035	4,048	4,033
Amazon.com, Inc. 5.45% 11/20/2055	10,475	10,231
Amazon.com, Inc. 3.25% 5/12/2061	4,100	2,625
Amazon.com, Inc. 4.10% 4/13/2062	470	363
Amazon.com, Inc. 5.55% 11/20/2065	4,765	4,626
BMW US Capital, LLC 3.45% 4/1/2027 (e)	1,075	1,069
BMW US Capital, LLC 3.70% 4/1/2032 (e)	1,350	1,286
Carnival Corp. 5.125% 5/1/2029 (e)	3,500	3,541
Carnival Corp. 5.75% 8/1/2032 (e)	5,880	6,042
Carnival Corp. 6.125% 2/15/2033 (e)	4,115	4,251
Ford Motor Co. 3.25% 2/12/2032	620	547
Ford Motor Credit Co., LLC 6.95% 3/6/2026	855	857
Ford Motor Credit Co., LLC 6.95% 6/10/2026	755	762
Ford Motor Credit Co., LLC 5.125% 11/5/2026	4,795	4,822
Ford Motor Credit Co., LLC 4.271% 1/9/2027	13,882	13,815
Ford Motor Credit Co., LLC 5.80% 3/5/2027	3,145	3,185
Ford Motor Credit Co., LLC 5.85% 5/17/2027	1,940	1,971
Ford Motor Credit Co., LLC 4.125% 8/17/2027	37,170	36,884
Ford Motor Credit Co., LLC 3.815% 11/2/2027	3,990	3,931

American Funds Insurance Series	180

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Consumer discretionary (continued)
Ford Motor Credit Co., LLC 7.35% 11/4/2027	USD1,674	$1,748
Ford Motor Credit Co., LLC 5.918% 3/20/2028	24,035	24,608
Ford Motor Credit Co., LLC 6.80% 5/12/2028	2,030	2,119
Ford Motor Credit Co., LLC 6.798% 11/7/2028	762	800
Ford Motor Credit Co., LLC 2.90% 2/10/2029	1,065	1,001
Ford Motor Credit Co., LLC 5.80% 3/8/2029	6,740	6,889
Ford Motor Credit Co., LLC 5.113% 5/3/2029	9,854	9,872
Ford Motor Credit Co., LLC 5.303% 9/6/2029	5,407	5,452
Ford Motor Credit Co., LLC 7.35% 3/6/2030	10,668	11,454
Ford Motor Credit Co., LLC 7.20% 6/10/2030	1,015	1,089
Ford Motor Credit Co., LLC 4.00% 11/13/2030	18,420	17,402
Ford Motor Credit Co., LLC 6.05% 3/5/2031	12,074	12,420
Ford Motor Credit Co., LLC 3.625% 6/17/2031	3,037	2,784
Ford Motor Credit Co., LLC 6.054% 11/5/2031	19,460	19,961
Ford Motor Credit Co., LLC 7.122% 11/7/2033	3,167	3,403
Ford Motor Credit Co., LLC 6.125% 3/8/2034	12,096	12,297
General Motors Financial Co., Inc. 1.50% 6/10/2026	6,712	6,637
General Motors Financial Co., Inc. 2.35% 2/26/2027	9,771	9,579
General Motors Financial Co., Inc. 5.45% 7/15/2030	8,013	8,324
General Motors Financial Co., Inc. 5.625% 4/4/2032	1,201	1,251
General Motors Financial Co., Inc. 5.90% 1/7/2035	2,888	3,013
Home Depot, Inc. 2.95% 6/15/2029	1,966	1,903
Home Depot, Inc. 4.85% 6/25/2031	2,559	2,647
Home Depot, Inc. 4.95% 6/25/2034	4,749	4,859
Home Depot, Inc. 4.50% 12/6/2048	1,915	1,655
Home Depot, Inc. 5.30% 6/25/2054	2,234	2,138
Hyatt Hotels Corp. 5.05% 3/30/2028	8,567	8,728
Hyundai Capital America 1.30% 1/8/2026 (e)	6,000	5,997
Hyundai Capital America 5.50% 3/30/2026 (e)	705	707
Hyundai Capital America 1.50% 6/15/2026 (e)	7,475	7,390
Hyundai Capital America 1.65% 9/17/2026 (e)	7,275	7,158
Hyundai Capital America 3.00% 2/10/2027 (e)	9,000	8,903
Hyundai Capital America 5.275% 6/24/2027 (e)	1,650	1,678
Hyundai Capital America 2.375% 10/15/2027 (e)	7,543	7,325
Hyundai Capital America 5.60% 3/30/2028 (e)	1,385	1,426
Hyundai Capital America 5.30% 6/24/2029 (e)	1,523	1,568
Hyundai Capital America 5.15% 3/27/2030 (e)	25,720	26,370
Hyundai Capital America 5.40% 6/24/2031 (e)	3,365	3,484
Hyundai Capital Services, Inc. 1.25% 2/8/2026 (e)	3,695	3,684
Marriott International, Inc. 5.00% 10/15/2027	4,470	4,549
Marriott International, Inc. 4.90% 4/15/2029	653	668
Marriott International, Inc. 5.35% 3/15/2035	1,365	1,405
McDonald’s Corp. 5.00% 5/17/2029	1,305	1,344
McDonald’s Corp. 4.95% 3/3/2035	786	797
McDonald’s Corp. 4.45% 3/1/2047	3,535	3,027
McDonald’s Corp. 3.625% 9/1/2049	2,938	2,165
Nissan Motor Co., Ltd. 4.81% 9/17/2030 (e)	267	252
Nissan Motor Co., Ltd. 8.125% 7/17/2035 (e)	8,860	9,423
Royal Caribbean Cruises, Ltd. 5.375% 1/15/2036	10,252	10,299
Sands China, Ltd. 2.30% 3/8/2027	2,368	2,314
Toyota Motor Credit Corp. 3.375% 4/1/2030	4,954	4,824
Toyota Motor Credit Corp. 4.55% 5/17/2030	1,625	1,655
Toyota Motor Credit Corp. 5.55% 11/20/2030	690	732
Travel + Leisure Co. 6.625% 7/31/2026 (e)	675	682
Volkswagen Group of America Finance, LLC 4.95% 8/15/2029 (e)	1,635	1,657
Volkswagen Group of America Finance, LLC 6.45% 11/16/2030 (e)	5,190	5,577
Wynn Resorts Finance, LLC 5.125% 10/1/2029 (e)	410	413
		424,080

181	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)

Utilities 3.30%
AEP Texas, Inc. 3.45% 5/15/2051	USD1,380	$937
AEP Transmission Co., LLC 5.375% 6/15/2035	1,075	1,111
Alabama Power Co. 3.00% 3/15/2052	3,219	2,095
Alfa Transmisora De Energia SA 4.55% 9/27/2051 (e)	410	331
Baltimore Gas and Electric Co. 4.55% 6/1/2052	525	445
Berkshire Hathaway Energy Co. 4.50% 2/1/2045	5,895	5,127
Berkshire Hathaway Energy Co. 4.60% 5/1/2053	1,017	857
Cleveland Electric Illuminating Co. (The) 3.50% 4/1/2028 (e)	2,400	2,361
Comision Federal de Electricidad 4.688% 5/15/2029 (e)	3,655	3,623
Connecticut Light and Power Co. (The) 2.05% 7/1/2031	1,775	1,581
DTE Energy Co. 5.10% 3/1/2029	7,900	8,098
DTE Energy Co. 3.00% 3/1/2032	259	240
Duke Energy Carolinas, LLC 5.35% 1/15/2053	332	320
Duke Energy Florida, LLC 5.875% 11/15/2033	370	400
Duke Energy Florida, LLC 3.40% 10/1/2046	5,669	4,158
Duke Energy Florida, LLC 3.00% 12/15/2051	293	191
Duke Energy Florida, LLC 5.95% 11/15/2052	575	597
Duke Energy Progress, LLC 3.70% 9/1/2028	3,750	3,738
Duke Energy Progress, LLC 2.00% 8/15/2031	1,775	1,577
Duke Energy Progress, LLC 2.50% 8/15/2050	644	377
Edison International 4.125% 3/15/2028	6,768	6,696
Edison International 6.95% 11/15/2029	1,575	1,678
Electricite de France SA 5.65% 4/22/2029 (e)	1,420	1,479
Electricite de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028) (f)	EUR2,800	3,217
Electricite de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033) (e)(f)	USD1,575	1,838
Emera US Finance, LP 2.639% 6/15/2031	4,400	3,984
ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026 (e)	1,310	1,302
Entergy Louisiana, LLC 4.20% 9/1/2048	5,637	4,561
Eversource Energy 5.00% 1/1/2027	3,415	3,446
FirstEnergy Corp. 2.25% 9/1/2030	12,602	11,418
Florida Power & Light Co. 4.40% 5/15/2028	1,655	1,677
Florida Power & Light Co. 5.10% 4/1/2033	7,431	7,711
Florida Power & Light Co. 4.80% 5/15/2033	2,929	2,987
Florida Power & Light Co. 5.30% 4/1/2053	1,255	1,203
Georgia Power Co. 4.95% 5/17/2033	1,845	1,882
Georgia Power Co. 5.25% 3/15/2034	3,200	3,305
Georgia Power Co. 3.70% 1/30/2050	190	143
Jersey Central Power & Light Co. 2.75% 3/1/2032 (e)	525	472
NiSource, Inc. 5.40% 6/30/2033	650	675
Pacific Gas and Electric Co. 3.15% 1/1/2026	27,543	27,543
Pacific Gas and Electric Co. 2.95% 3/1/2026	10,850	10,824
Pacific Gas and Electric Co. 2.10% 8/1/2027	2,026	1,965
Pacific Gas and Electric Co. 3.30% 12/1/2027	7,105	7,000
Pacific Gas and Electric Co. 3.00% 6/15/2028	2,542	2,466
Pacific Gas and Electric Co. 3.75% 7/1/2028	13,760	13,595
Pacific Gas and Electric Co. 4.65% 8/1/2028	7,900	7,960
Pacific Gas and Electric Co. 4.55% 7/1/2030	35,449	35,312
Pacific Gas and Electric Co. 2.50% 2/1/2031	21,597	19,464
Pacific Gas and Electric Co. 6.40% 6/15/2033	11,619	12,552
Pacific Gas and Electric Co. 6.95% 3/15/2034	1,294	1,440
Pacific Gas and Electric Co. 5.80% 5/15/2034	3,581	3,721
Pacific Gas and Electric Co. 3.30% 8/1/2040	10,340	7,854
Pacific Gas and Electric Co. 3.50% 8/1/2050	15,807	10,679
Pacific Gas and Electric Co. 5.90% 10/1/2054	2,410	2,321
PacifiCorp 3.30% 3/15/2051	325	209
PacifiCorp 2.90% 6/15/2052	586	344
PacifiCorp 5.80% 1/15/2055	7,735	7,224
PECO Energy Co. 5.25% 9/15/2054	1,775	1,680

American Funds Insurance Series	182

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Utilities (continued)
Public Service Electric and Gas Co. 3.20% 5/15/2029	USD6,000	$5,850
Public Service Electric and Gas Co. 5.20% 8/1/2033	1,200	1,246
Public Service Electric and Gas Co. 5.50% 3/1/2055	1,503	1,476
Southern California Edison Co. 4.90% 6/1/2026	1,177	1,179
Southern California Edison Co. 3.65% 3/1/2028	225	222
Southern California Edison Co. 5.30% 3/1/2028	3,601	3,679
Southern California Edison Co. 4.20% 3/1/2029	7,286	7,244
Southern California Edison Co. 2.85% 8/1/2029	7,498	7,112
Southern California Edison Co. 5.25% 3/15/2030	19,378	19,884
Southern California Edison Co. 2.50% 6/1/2031	5,044	4,527
Southern California Edison Co. 5.45% 6/1/2031	8,795	9,106
Southern California Edison Co. 5.20% 6/1/2034	5,196	5,226
Southern California Edison Co. 5.45% 3/1/2035	1,845	1,872
Southern California Edison Co. 5.75% 4/1/2035	4,549	4,702
Southern California Edison Co. 5.35% 7/15/2035	6,450	6,496
Southern California Edison Co. 5.625% 2/1/2036	7,051	7,138
Southern California Edison Co. 3.60% 2/1/2045	2,417	1,748
Southern California Edison Co. 2.95% 2/1/2051	738	451
Southwestern Electric Power Co. 1.65% 3/15/2026	3,550	3,531
Southwestern Electric Power Co. 3.25% 11/1/2051	2,075	1,372
Virginia Electric & Power 2.40% 3/30/2032	2,575	2,294
Wisconsin Power and Light Co. 1.95% 9/16/2031	525	461
Wisconsin Power and Light Co. 3.65% 4/1/2050	1,075	785
Wisconsin Public Service Corp. 2.85% 12/1/2051	375	238
Xcel Energy, Inc. 5.50% 3/15/2034	4,230	4,370
		374,200

Communication services 2.48%
Alphabet, Inc. 4.70% 11/15/2035	2,576	2,578
Alphabet, Inc. 5.35% 11/15/2045	2,455	2,441
Alphabet, Inc. 5.45% 11/15/2055	5,534	5,433
Alphabet, Inc. 5.70% 11/15/2075	6,080	5,989
AT&T, Inc. 1.70% 3/25/2026	17,807	17,718
AT&T, Inc. 1.65% 2/1/2028	4,700	4,481
AT&T, Inc. 4.30% 2/15/2030	15,940	15,966
AT&T, Inc. 2.55% 12/1/2033	12,748	10,884
AT&T, Inc. 5.40% 2/15/2034	442	458
AT&T, Inc. 4.50% 5/15/2035	174	167
CCO Holdings, LLC 5.125% 5/1/2027 (e)	9,505	9,497
CCO Holdings, LLC 4.75% 2/1/2032 (e)	1,265	1,157
CCO Holdings, LLC 4.25% 1/15/2034 (e)	3,875	3,299
Charter Communications Operating, LLC 6.10% 6/1/2029	1,360	1,420
Charter Communications Operating, LLC 2.80% 4/1/2031	6,057	5,453
Charter Communications Operating, LLC 4.40% 4/1/2033	1,092	1,029
Charter Communications Operating, LLC 5.85% 12/1/2035	1,302	1,299
Charter Communications Operating, LLC 5.75% 4/1/2048	5,000	4,270
Charter Communications Operating, LLC 4.80% 3/1/2050	5,134	3,860
Charter Communications Operating, LLC 3.70% 4/1/2051	2,519	1,592
Charter Communications Operating, LLC 3.90% 6/1/2052	6,148	3,974
Charter Communications Operating, LLC 5.25% 4/1/2053	1,065	844
Charter Communications Operating, LLC 6.70% 12/1/2055	1,058	1,015
Comcast Corp. 3.15% 2/15/2028	7,200	7,088
Comcast Corp. 4.55% 1/15/2029	1,610	1,636
Comcast Corp. 4.80% 5/15/2033	1,841	1,857
Comcast Corp. 2.887% 11/1/2051	18	11
Comcast Corp. 5.65% 6/1/2054	3,313	3,108
Comcast Corp. 5.50% 5/15/2064	250	224
Discovery Communications, LLC 3.625% 5/15/2030	1,125	979

183	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Communication services (continued)
Meta Platforms, Inc. 4.20% 11/15/2030	USD152	$152
Meta Platforms, Inc. 4.60% 11/15/2032	11,473	11,569
Meta Platforms, Inc. 4.875% 11/15/2035	13,299	13,286
Meta Platforms, Inc. 5.50% 11/15/2045	4,233	4,113
Meta Platforms, Inc. 5.625% 11/15/2055	9,090	8,731
Meta Platforms, Inc. 5.75% 11/15/2065	4,352	4,155
News Corp. 5.125% 2/15/2032 (e)	1,300	1,282
SBA Tower Trust 1.631% 11/15/2026 (e)	6,741	6,596
Sirius XM Radio, LLC 4.00% 7/15/2028 (e)	675	661
Sirius XM Radio, LLC 3.875% 9/1/2031 (e)	12,000	11,059
T-Mobile USA, Inc. 2.625% 4/15/2026	4,416	4,399
T-Mobile USA, Inc. 3.75% 4/15/2027	5,000	4,986
T-Mobile USA, Inc. 4.95% 3/15/2028	705	719
T-Mobile USA, Inc. 4.80% 7/15/2028	175	178
T-Mobile USA, Inc. 4.85% 1/15/2029	2,725	2,784
T-Mobile USA, Inc. 3.875% 4/15/2030	4,500	4,426
T-Mobile USA, Inc. 2.875% 2/15/2031	14,691	13,643
T-Mobile USA, Inc. 5.125% 5/15/2032	4,970	5,117
T-Mobile USA, Inc. 5.05% 7/15/2033	832	849
T-Mobile USA, Inc. 5.75% 1/15/2034	730	775
T-Mobile USA, Inc. 3.00% 2/15/2041	2,100	1,566
T-Mobile USA, Inc. 6.00% 6/15/2054	920	940
T-Mobile USA, Inc. 5.50% 1/15/2055	406	385
Verizon Communications, Inc. 1.75% 1/20/2031	9,144	8,053
Verizon Communications, Inc. 2.55% 3/21/2031	5,047	4,611
Verizon Communications, Inc. 2.355% 3/15/2032	4,786	4,219
Verizon Communications, Inc. 4.75% 1/15/2033	7,614	7,610
Verizon Communications, Inc. 4.78% 2/15/2035	1,552	1,529
Verizon Communications, Inc. 3.55% 3/22/2051	625	444
Verizon Communications, Inc. 3.875% 3/1/2052	4,006	2,970
WarnerMedia Holdings, Inc. 3.755% 3/15/2027	356	354
WarnerMedia Holdings, Inc. 4.279% 3/15/2032	22,605	19,871
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	12,281	8,674
WarnerMedia Holdings, Inc. 5.141% 3/15/2052	1,030	681
ZipRecruiter, Inc. 5.00% 1/15/2030 (e)	490	385
		281,499

Industrials 1.78%
ADT Security Corp. 4.125% 8/1/2029 (e)	510	499
Aeropuerto Internacional de Tocumen SA 4.00% 8/11/2041 (e)	730	613
Aeropuerto Internacional de Tocumen SA 5.125% 8/11/2061 (e)	565	460
Air Lease Corp. 2.875% 1/15/2026	10,172	10,167
Air Lease Corp. 2.20% 1/15/2027	4,341	4,254
Air Lease Corp. 5.20% 7/15/2031	3,650	3,711
BAE Systems PLC 5.00% 3/26/2027 (e)	1,200	1,215
BAE Systems PLC 5.125% 3/26/2029 (e)	3,482	3,584
BAE Systems PLC 5.25% 3/26/2031 (e)	2,156	2,242
BAE Systems PLC 5.30% 3/26/2034 (e)	570	590
Boeing Co. (The) 2.75% 2/1/2026	11,211	11,198
Boeing Co. (The) 2.196% 2/4/2026	9,781	9,763
Boeing Co. (The) 2.70% 2/1/2027	6,473	6,382
Boeing Co. (The) 5.04% 5/1/2027	13,539	13,683
Boeing Co. (The) 6.259% 5/1/2027	4,214	4,326
Boeing Co. (The) 3.25% 2/1/2028	11,810	11,618
Boeing Co. (The) 3.25% 3/1/2028	1,925	1,891
Boeing Co. (The) 6.298% 5/1/2029	1,507	1,600
Boeing Co. (The) 5.15% 5/1/2030	25,342	26,048
Boeing Co. (The) 3.625% 2/1/2031	751	722

American Funds Insurance Series	184

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Industrials (continued)
Boeing Co. (The) 6.388% 5/1/2031	USD5,632	$6,114
Boeing Co. (The) 6.528% 5/1/2034	1,381	1,528
Canadian Pacific Railway Co. 3.00% 12/2/2041	578	434
Canadian Pacific Railway Co. 3.10% 12/2/2051	1,801	1,196
CK Hutchison International (23), Ltd. 4.75% 4/21/2028 (e)	1,260	1,280
CSX Corp. 4.10% 11/15/2032	1,886	1,852
CSX Corp. 5.20% 11/15/2033	1,333	1,388
CSX Corp. 4.50% 11/15/2052	4,470	3,797
General Dynamics Corp. 3.75% 5/15/2028	479	480
General Dynamics Corp. 3.625% 4/1/2030	387	380
L3Harris Technologies, Inc. 5.40% 7/31/2033	1,126	1,173
LG Energy Solution, Ltd. 5.25% 4/2/2028 (e)	13,205	13,464
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027 (e)	2,690	2,674
Norfolk Southern Corp. 5.05% 8/1/2030	1,734	1,798
Norfolk Southern Corp. 5.35% 8/1/2054	1,458	1,394
Northrop Grumman Corp. 4.70% 3/15/2033	2,909	2,938
Northrop Grumman Corp. 4.95% 3/15/2053	1,124	1,014
Republic Services, Inc. 2.375% 3/15/2033	1,635	1,428
Republic Services, Inc. 5.00% 4/1/2034	15	15
RTX Corp. 5.75% 11/8/2026	550	558
RTX Corp. 3.125% 5/4/2027	4,551	4,505
RTX Corp. 4.125% 11/16/2028	4,974	4,995
RTX Corp. 5.75% 1/15/2029	410	429
RTX Corp. 6.00% 3/15/2031	550	593
RTX Corp. 2.375% 3/15/2032	451	403
RTX Corp. 6.10% 3/15/2034	401	439
RTX Corp. 2.82% 9/1/2051	665	415
RTX Corp. 3.03% 3/15/2052	1,190	777
RTX Corp. 6.40% 3/15/2054	1,006	1,108
Summit Digitel Infrastructure Pvt, Ltd. 2.875% 8/12/2031 (e)	2,550	2,319
TransDigm, Inc. 6.25% 1/31/2034 (e)	2,405	2,497
Triton Container International, Ltd. 3.15% 6/15/2031 (e)	2,482	2,240
Union Pacific Corp. 2.15% 2/5/2027	2,213	2,174
Union Pacific Corp. 2.40% 2/5/2030	4,454	4,173
Union Pacific Corp. 2.375% 5/20/2031	2,298	2,108
Union Pacific Corp. 2.80% 2/14/2032	5,244	4,824
Union Pacific Corp. 5.10% 2/20/2035	2,104	2,172
Union Pacific Corp. 2.95% 3/10/2052	1,405	898
Union Pacific Corp. 5.60% 12/1/2054	470	469
Waste Management, Inc. 1.50% 3/15/2031	419	366
Waste Management, Inc. 4.80% 3/15/2032	4,135	4,234
		201,609

Energy 1.64%
Antero Resources Corp. 5.375% 3/1/2030 (e)	280	284
APA Corp. 4.25% 1/15/2030	2,465	2,423
Ascent Resources Utica Holdings, LLC 6.625% 7/15/2033 (e)	395	409
Baker Hughes Holdings, LLC 2.061% 12/15/2026	1,136	1,117
Cenovus Energy, Inc. 2.65% 1/15/2032	2,969	2,640
Cenovus Energy, Inc. 5.25% 6/15/2037	289	281
Cenovus Energy, Inc. 3.75% 2/15/2052	19	13
Chevron Corp. 2.954% 5/16/2026	3,365	3,355
Civitas Resources, Inc. 8.75% 7/1/2031 (e)	22,400	23,266
Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030 (e)	268	284
Devon Energy Corp. 5.75% 9/15/2054	2,068	1,902
Ecopetrol SA 8.875% 1/13/2033	15,325	16,377
Energy Transfer, LP 5.25% 7/1/2029	979	1,008
Energy Transfer, LP 6.40% 12/1/2030	479	518

185	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Energy (continued)
Enterprise Products Operating, LLC 4.60% 1/15/2031	USD5,332	$5,399
Enterprise Products Operating, LLC 4.95% 2/15/2035	1,465	1,483
EOG Resources, Inc. 5.95% 7/15/2055	5,080	5,177
Equinor ASA 3.625% 9/10/2028	4,928	4,916
Equinor ASA 3.125% 4/6/2030	20,000	19,285
Equinor ASA 3.25% 11/18/2049	5,687	3,970
Exxon Mobil Corp. 3.043% 3/1/2026	4,625	4,619
Exxon Mobil Corp. 3.452% 4/15/2051	6,510	4,676
GreenSaif Pipelines Bidco SARL 5.853% 2/23/2036 (e)	7,490	7,844
Hess Midstream Operations, LP 5.875% 3/1/2028 (e)	1,470	1,503
Occidental Petroleum Corp. 6.625% 9/1/2030	5,120	5,516
Occidental Petroleum Corp. 5.55% 10/1/2034	5,200	5,307
Odebrecht Drilling Services, LLC 7.50% 6/15/2030 (e)	6	6
Oleoducto Central SA 4.00% 7/14/2027 (e)	1,715	1,693
Oleoducto Central SA 4.00% 7/14/2027	350	346
Petroleos Mexicanos 6.50% 1/23/2029	22,614	22,990
Petroleos Mexicanos 8.75% 6/2/2029	14,185	15,216
Petroleos Mexicanos 6.84% 1/23/2030	11,164	11,344
Shell Finance US, Inc. 2.75% 4/6/2030	377	358
South Bow USA Infrastructure Holdings, LLC 4.911% 9/1/2027	809	817
Sunoco, LP 5.625% 3/15/2031 (e)	595	600
TotalEnergies Capital International SA 3.455% 2/19/2029	885	872
TotalEnergies Capital SA 5.275% 9/10/2054	6,805	6,400
Venture Global Plaquemines LNG, LLC 6.50% 6/15/2034 (e)	2,395	2,448
		186,662

Consumer staples 1.60%
Altria Group, Inc. 4.40% 2/14/2026	4,585	4,585
Altria Group, Inc. 4.875% 2/4/2028	1,330	1,352
Anheuser-Busch InBev Worldwide, Inc. 5.55% 1/23/2049	4,715	4,710
BAT Capital Corp. 3.557% 8/15/2027	9,271	9,206
BAT Capital Corp. 2.259% 3/25/2028	2,353	2,265
BAT Capital Corp. 6.343% 8/2/2030	2,210	2,391
BAT Capital Corp. 4.742% 3/16/2032	2,675	2,701
BAT Capital Corp. 5.35% 8/15/2032	18,664	19,427
BAT Capital Corp. 6.421% 8/2/2033	4,665	5,153
BAT Capital Corp. 5.625% 8/15/2035	12,170	12,684
BAT Capital Corp. 7.079% 8/2/2043	1,323	1,492
BAT Capital Corp. 5.65% 3/16/2052	120	114
BAT International Finance PLC 1.668% 3/25/2026	4,070	4,048
BAT International Finance PLC 4.448% 3/16/2028	2,925	2,949
Constellation Brands, Inc. 3.50% 5/9/2027	7,500	7,449
Constellation Brands, Inc. 4.35% 5/9/2027	890	894
Constellation Brands, Inc. 4.80% 5/1/2030	1,618	1,646
Constellation Brands, Inc. 2.25% 8/1/2031	1,487	1,320
Constellation Brands, Inc. 4.75% 5/9/2032	1,978	1,987
Constellation Brands, Inc. 4.90% 5/1/2033	2,807	2,822
Coty, Inc. 5.60% 1/15/2031 (e)	2,726	2,753
H.J. Heinz Co. 4.875% 10/1/2049	2,725	2,346
Imperial Brands Finance PLC 4.50% 6/30/2028 (e)	24,345	24,547
Indofood CBP Sukses Makmur Tbk PT 3.398% 6/9/2031	3,110	2,926
Indofood CBP Sukses Makmur Tbk PT 4.745% 6/9/2051	685	589
Mars, Inc. 4.80% 3/1/2030 (e)	4,670	4,774
Mars, Inc. 5.00% 3/1/2032 (e)	3,640	3,753
Mars, Inc. 5.20% 3/1/2035 (e)	15,670	16,112
Mars, Inc. 5.65% 5/1/2045 (e)	2,371	2,391
Mars, Inc. 5.70% 5/1/2055 (e)	13,235	13,193
Mondelez International, Inc. 4.75% 8/28/2034	5,520	5,509

American Funds Insurance Series	186

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Consumer staples (continued)
Philip Morris International, Inc. 5.25% 9/7/2028	USD2,800	$2,894
Philip Morris International, Inc. 5.125% 2/15/2030	982	1,015
Philip Morris International, Inc. 5.50% 9/7/2030	4,565	4,805
Philip Morris International, Inc. 4.75% 11/1/2031	830	848
Philip Morris International, Inc. 5.375% 2/15/2033	1,644	1,720
Walmart, Inc. 4.90% 4/28/2035	1,013	1,042
Walmart, Inc. 4.50% 4/15/2053	1,416	1,253
		181,665

Information technology 1.06%
Analog Devices, Inc. 2.10% 10/1/2031	270	240
Analog Devices, Inc. 5.05% 4/1/2034	717	741
Analog Devices, Inc. 2.80% 10/1/2041	521	385
Broadcom, Inc. 5.05% 7/12/2027	2,545	2,592
Broadcom, Inc. 4.00% 4/15/2029 (e)	609	607
Broadcom, Inc. 5.05% 7/12/2029	2,177	2,242
Broadcom, Inc. 5.15% 11/15/2031	5,186	5,383
Broadcom, Inc. 4.15% 4/15/2032 (e)	630	617
Broadcom, Inc. 3.469% 4/15/2034	11,652	10,628
Broadcom, Inc. 4.80% 10/15/2034	1,063	1,065
Broadcom, Inc. 3.137% 11/15/2035 (e)	847	730
Broadcom, Inc. 4.926% 5/15/2037 (e)	2,879	2,843
Cisco Systems, Inc. 4.95% 2/26/2031	991	1,028
Cisco Systems, Inc. 5.05% 2/26/2034	843	868
Cisco Systems, Inc. 5.10% 2/24/2035	2,675	2,750
Cisco Systems, Inc. 5.30% 2/26/2054	784	752
Fair Isaac Corp. 6.00% 5/15/2033 (e)	1,300	1,339
Intel Corp. 3.05% 8/12/2051	1,530	942
Intel Corp. 5.60% 2/21/2054	7,880	7,280
Microchip Technology, Inc. 5.05% 3/15/2029	4,350	4,441
Oracle Corp. 1.65% 3/25/2026	4,867	4,837
Oracle Corp. 4.80% 8/3/2028	615	618
Oracle Corp. 4.45% 9/26/2030	2,610	2,554
Oracle Corp. 5.25% 2/3/2032	1,340	1,340
Oracle Corp. 4.80% 9/26/2032	5,105	4,930
Oracle Corp. 5.50% 8/3/2035	2,374	2,327
Oracle Corp. 5.20% 9/26/2035	6,715	6,436
Oracle Corp. 5.875% 9/26/2045	2,800	2,530
Oracle Corp. 6.00% 8/3/2055	5,970	5,269
Oracle Corp. 5.95% 9/26/2055	9,220	8,175
Oracle Corp. 6.10% 9/26/2065	2,295	2,026
Roper Technologies, Inc. 5.10% 9/15/2035	1,813	1,827
Synopsys, Inc. 5.15% 4/1/2035	21,470	21,829
Synopsys, Inc. 5.70% 4/1/2055	8,055	7,999
		120,170

Materials 0.72%
Air Products and Chemicals, Inc. 2.70% 5/15/2040	2,911	2,192
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033	138	143
BHP Billiton Finance (USA), Ltd. 5.75% 9/5/2055	4,050	4,134
Braskem Netherlands Finance BV 7.25% 2/13/2033 (e)	700	272
Celanese US Holdings, LLC 6.665% 7/15/2027	6,297	6,495
Celanese US Holdings, LLC 6.85% 11/15/2028	3,575	3,743
Celanese US Holdings, LLC 6.83% 7/15/2029	13,862	14,553
Celanese US Holdings, LLC 7.05% 11/15/2030	4,530	4,777
Celanese US Holdings, LLC 6.879% 7/15/2032	800	833
Celanese US Holdings, LLC 7.20% 11/15/2033	1,031	1,090

187	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Materials (continued)
Chevron Phillips Chemical Co., LLC 4.75% 5/15/2030 (e)	USD834	$845
Cleveland-Cliffs, Inc. 7.50% 9/15/2031 (e)	7,250	7,653
Dow Chemical Co. (The) 5.35% 3/15/2035	129	128
Dow Chemical Co. (The) 5.65% 3/15/2036	66	66
Dow Chemical Co. (The) 5.55% 11/30/2048	142	125
Dow Chemical Co. (The) 6.90% 5/15/2053	62	64
Dow Chemical Co. (The) 5.60% 2/15/2054	764	665
LYB International Finance III, LLC 5.125% 1/15/2031	469	471
LYB International Finance III, LLC 5.50% 3/1/2034	745	737
LYB International Finance III, LLC 5.875% 1/15/2036	5,210	5,188
NOVA Chemicals Corp. 8.50% 11/15/2028 (e)	205	215
NOVA Chemicals Corp. 4.25% 5/15/2029 (e)	300	294
POSCO 5.75% 1/17/2028 (e)	745	768
Rio Tinto Finance (USA) PLC 4.875% 3/14/2030	25,776	26,494
		81,945

Real estate 0.66%
American Tower Corp. 3.65% 3/15/2027	1,375	1,370
Boston Properties, LP 2.90% 3/15/2030	4,630	4,346
Boston Properties, LP 3.25% 1/30/2031	463	435
Boston Properties, LP 2.55% 4/1/2032	1,674	1,462
Boston Properties, LP 2.45% 10/1/2033	1,335	1,105
Boston Properties, LP 6.50% 1/15/2034	10,849	11,689
Boston Properties, LP 5.75% 1/15/2035	11,874	12,219
COPT Defense Properties, LP 2.00% 1/15/2029	1,139	1,064
COPT Defense Properties, LP 2.75% 4/15/2031	1,547	1,412
COPT Defense Properties, LP 2.90% 12/1/2033	564	482
Corp. Inmobiliaria Vesta, SAB de CV, 3.625% 5/13/2031 (e)	395	368
Crown Castle, Inc. 5.00% 1/11/2028	4,874	4,953
FibraSOMA 4.375% 7/22/2031 (e)	1,475	1,301
Howard Hughes Corp. (The) 5.375% 8/1/2028 (e)	1,755	1,763
Howard Hughes Corp. (The) 4.125% 2/1/2029 (e)	2,755	2,680
Howard Hughes Corp. (The) 4.375% 2/1/2031 (e)	3,135	2,987
Iron Mountain, Inc. 5.25% 3/15/2028 (e)	3,020	3,038
Iron Mountain, Inc. 5.25% 7/15/2030 (e)	675	667
Ladder Capital Finance Holdings LLLP 5.50% 8/1/2030	2,097	2,147
Ladder Capital Finance Holdings LLLP 7.00% 7/15/2031 (e)	4,683	4,969
Prologis, LP 4.875% 6/15/2028	1,040	1,066
Prologis, LP 4.75% 6/15/2033	1,409	1,423
Prologis, LP 5.125% 1/15/2034	6,175	6,350
Prologis, LP 5.00% 3/15/2034	360	367
Prologis, LP 5.25% 6/15/2053	117	112
Service Properties Trust 3.95% 1/15/2028	1,710	1,616
Service Properties Trust 8.625% 11/15/2031 (e)	3,040	3,199
		74,590
Total corporate bonds and notes		3,430,212
U.S. Treasury bonds & notes 24.98%
U.S. Treasury 24.19%
U.S. Treasury 3.625% 5/15/2026	1,926	1,927
U.S. Treasury 4.625% 6/30/2026	198	199
U.S. Treasury 4.375% 7/31/2026	271	272
U.S. Treasury 0.75% 8/31/2026	8,871	8,710
U.S. Treasury 4.625% 11/15/2026	3,589	3,621
U.S. Treasury 4.00% 1/15/2027	3,741	3,759
U.S. Treasury 1.875% 2/28/2027	4,000	3,926
U.S. Treasury 2.625% 5/31/2027	43,530	43,009

American Funds Insurance Series	188

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.25% 11/15/2027	USD105,830	$103,496
U.S. Treasury 6.125% 11/15/2027	24,000	25,141
U.S. Treasury 3.375% 11/30/2027	241	240
U.S. Treasury 3.375% 12/31/2027	477,291	476,377
U.S. Treasury 1.125% 2/29/2028	9,895	9,412
U.S. Treasury 4.00% 2/29/2028	4,750	4,800
U.S. Treasury 3.625% 3/31/2028	13	13
U.S. Treasury 1.00% 7/31/2028	5,630	5,283
U.S. Treasury 1.125% 8/31/2028	13,555	12,735
U.S. Treasury 5.25% 11/15/2028	5,700	5,964
U.S. Treasury 3.50% 12/15/2028	199,754	199,527
U.S. Treasury 2.375% 5/15/2029	4,070	3,915
U.S. Treasury 4.00% 7/31/2029	334	338
U.S. Treasury 3.875% 12/31/2029	44,049	44,426
U.S. Treasury 3.75% 5/31/2030	13,300	13,335
U.S. Treasury 4.125% 8/31/2030	11,215	11,414
U.S. Treasury 3.625% 9/30/2030	90,415	90,087
U.S. Treasury 4.875% 10/31/2030	92,133	96,812
U.S. Treasury 3.625% 12/31/2030	390,618	388,833
U.S. Treasury 4.125% 10/31/2031	1,408	1,431
U.S. Treasury 4.125% 11/30/2031	985	1,000
U.S. Treasury 4.125% 11/15/2032	114	115
U.S. Treasury 3.875% 12/31/2032	97,978	97,588
U.S. Treasury 4.375% 5/15/2034	100	102
U.S. Treasury 4.00% 11/15/2035 (h)	279,661	275,859
U.S. Treasury 4.25% 5/15/2039	125,497	123,105
U.S. Treasury 1.375% 11/15/2040	24,540	15,963
U.S. Treasury 1.875% 2/15/2041	24,272	16,986
U.S. Treasury 4.75% 2/15/2041	75,066	76,525
U.S. Treasury 2.00% 11/15/2041	57	40
U.S. Treasury 2.375% 2/15/2042	2,701	1,992
U.S. Treasury 3.25% 5/15/2042	10,848	9,065
U.S. Treasury 4.625% 11/15/2045	135,934	133,003
U.S. Treasury 3.00% 2/15/2049	124,633	92,014
U.S. Treasury 2.875% 5/15/2049	19,228	13,825
U.S. Treasury 2.875% 5/15/2052	990	694
U.S. Treasury 4.00% 11/15/2052	7,328	6,368
U.S. Treasury 4.125% 8/15/2053	213	189
U.S. Treasury 4.75% 8/15/2055 (h)	299,333	294,934
U.S. Treasury 4.625% 11/15/2055	29,639	28,616
		2,746,985

U.S. Treasury inflation-protected securities 0.79%
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026 (i)	6,136	6,080
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2030 (i)	7,763	7,367
U.S. Treasury Inflation-Protected Security 1.875% 7/15/2035 (i)	32,118	32,048
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051 (i)	—	— (c)
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053 (i)	6,206	4,840
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2054 (i)	2,329	2,095
U.S. Treasury Inflation-Protected Security 2.375% 2/15/2055 (i)	38,874	36,904
		89,334
Total U.S. Treasury bonds & notes		2,836,319
Asset-backed obligations 4.39%
Other asset-backed securities 2.53%
Affirm Asset Securitization Trust, Series 2024-B, Class A, 4.62% 9/15/2029 (a)(e)	9,848	9,876
Affirm, Inc., Series 2024, Class 1A, 5.61% 2/15/2029 (a)(e)	11,785	11,804

189	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Other asset-backed securities (continued)
Affirm, Inc., Series 2024-A, Class A, 5.61% 2/15/2029 (a)(e)	USD3,485	$3,491
Affirm, Inc., Series 2024-X2, Class A, 5.22% 12/17/2029 (a)(e)	331	331
Apollo Aviation Securitization Equity Trust, Series 2025-3A, Class A, 5.243% 2/16/2050 (a)(e)	6,839	6,867
Apollo Aviation Securitization Equity Trust, Series 2025-2A, Class A, 5.522% 2/16/2050 (a)(e)	4,747	4,785
AXIS Equipment Finance Receivables, LLC, Series 2024-2, Class A2, 5.19% 7/21/2031 (a)(e)	4,471	4,531
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 10/17/2034 (a)(e)	114	113
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 7/15/2046 (a)(e)	2,926	2,782
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046 (a)(e)	337	324
Blue Owl Asset Leasing Trust, Series 2024-1A, Class A2, 5.05% 3/15/2029 (a)(e)	643	645
Business Jet Securities, LLC, Series 2024-2A, Class A, 5.364% 9/15/2039 (a)(e)	5,912	5,968
Capteris Equipment Finance, Series 2024-1, Class A2, 5.58% 7/20/2032 (a)(e)	11,152	11,364
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037 (a)(e)	13,267	12,589
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/2037 (a)(e)	5,184	4,903
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/2037 (a)(e)	581	578
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041 (a)(e)	44	44
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060 (a)(e)	18,279	15,529
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060 (a)(e)	1,884	1,593
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060 (a)(e)	3,362	2,137
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060 (a)(e)	364	236
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061 (a)(e)	5,923	4,814
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/2061 (a)(e)	1,898	1,184
CF Hippolyta, LLC, Series 2022-1A, Class A1, 5.97% 8/15/2062 (a)(e)	14,807	14,622
CF Hippolyta, LLC, Series 2022-1A, Class A2, 6.11% 8/15/2062 (a)(e)	6,495	6,325
Clarus Capital Funding, LLC, Series 2024-1A, Class A2, 4.71% 8/20/2032 (a)(e)	4,137	4,154
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045 (a)(e)	1,386	1,310
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045 (a)(e)	2,826	2,675
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/2046 (a)(e)	255	237
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045 (a)(e)	234	220
EquipmentShare, Series 2024-2M, Class A, 5.70% 12/20/2032 (a)(e)	7,169	7,280
EquipmentShare, Series 2025-1M, Class A, 5.48% 9/26/2033 (a)(e)	3,764	3,793
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045 (a)(e)	1,315	1,262
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046 (a)(e)	996	937
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046 (a)(e)	111	101
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040 (a)(e)	1,655	1,592
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041 (a)(e)	6,116	5,728
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041 (a)(e)	1,695	1,597
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041 (a)(e)	1,428	1,334
Horizon Aircraft Finance, Series 2024-1, Class A, 5.375% 9/15/2049 (a)(e)	8,887	8,995
Merchants Fleet Funding, LLC, Series 2023-1, Class A, 7.21% 5/20/2036 (a)(e)	443	445
Merchants Fleet Funding, LLC, Series 2024-1, Class A, 5.82% 4/20/2037 (a)(e)	5,615	5,652
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046 (a)(e)	3,178	3,039
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061 (a)(e)	50,765	42,529
NMEF Funding, LLC, Series 2024-A, Class A2, 5.15% 12/15/2031 (a)(e)	3,741	3,766
NMEF Funding, LLC, Series 2025-B, Class A2, 4.64% 1/18/2033 (a)(e)	5,756	5,781
OnDeck Asset Securitization Trust, LLC, Series 2024-2A, Class A, 4.98% 10/17/2031 (a)(e)	2,314	2,326
OWN Equipment Fund III, Series 2025-2M, Class C, 8.77% 3/27/2034 (a)(e)	1,707	1,713
PEAC Solutions Receivables, LLC, Series 2024-2A, Class A2, 4.74% 4/20/2027 (a)(e)	1,546	1,550
PEAC Solutions Receivables, LLC, Series 2024-1A, Class A2, 5.79% 6/21/2027 (a)(e)	2,281	2,299
PFS Financing Corp., Series 2023-A, Class A, 5.80% 3/15/2028 (a)(e)	1,710	1,716
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028 (a)(e)	4,558	4,579
PFS Financing Corp., Series 2023-C, Class A, 5.52% 10/15/2028 (a)(e)	909	920
PK ALIFT Loan Funding 4, LP, Series 2024-2, Class A, 5.052% 10/15/2039 (a)(e)	4,300	4,320
Post Road Equipment Finance, Series 2024-1, Class A2, 5.59% 11/15/2029 (a)(e)	735	738
SCF Equipment Leasing, LLC, Series 2024-1A, Class A2, 5.88% 11/20/2029 (a)(e)	858	862
SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/2046 (a)(e)	2,088	1,996
SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/2046 (a)(e)	385	369
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046 (a)(e)	1,792	1,711
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046 (a)(e)	1,097	1,074

American Funds Insurance Series	190

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Other asset-backed securities (continued)
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041 (a)(e)	USD136	$134
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033 (a)(e)	422	413
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033 (a)(e)	486	474
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075 (a)(e)	793	774
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045 (a)(e)	1,746	1,673
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045 (a)(e)	666	646
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045 (a)(e)	1,378	1,310
Textainer Marine Containers, Ltd., Series 2021-1, Class A, 1.68% 2/20/2046 (a)(e)	4,449	4,193
Textainer Marine Containers, Ltd., Series 2021-1, Class B, 2.52% 2/20/2046 (a)(e)	249	233
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046 (a)(e)	3,760	3,566
TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/2045 (a)(e)	3,080	2,952
TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/2046 (a)(e)	92	84
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045 (a)(e)	7,133	6,740
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046 (a)(e)	2,496	2,324
Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/2046 (a)(e)	243	224
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031 (a)(e)	5,380	5,478
		287,253

Auto loan 1.26%
Ally Auto Receivables Trust, Series 2023-1, Class A3, 5.46% 5/15/2028 (a)	275	277
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 1/19/2027 (a)	23	23
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/2027 (a)	2,613	2,609
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027 (a)(e)	809	807
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027 (a)(e)	208	207
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class C, 4.25% 2/20/2027 (a)(e)	426	426
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027 (a)(e)	3,445	3,405
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B, 1.63% 8/20/2027 (a)(e)	531	525
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C, 2.13% 8/20/2027 (a)(e)	193	191
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028 (a)(e)	6,724	6,844
Avis Budget Rental Car Funding (AESOP), LLC, Series 2025-1A, Class A, 4.80% 8/20/2029 (a)(e)	1,348	1,371
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029 (a)(e)	5,059	5,267
Avis Budget Rental Car Funding (AESOP), LLC, Series 2024-1, Class A, 5.36% 6/20/2030 (a)(e)	4,665	4,817
BMW Vehicle Owner Trust, Series 2023-A, Class A3, 5.47% 2/25/2028 (a)	90	91
Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class B, 6.80% 8/15/2029 (a)	769	772
Carvana Auto Receivables Trust, Series 2023-P3, Class A3, 5.82% 8/10/2028 (a)(e)	231	233
Carvana Auto Receivables Trust, Series 2023-P3, Class A4, 5.71% 7/10/2029 (a)(e)	172	176
Chesapeake Funding II, LLC, Series 2023-2, Class A1, 6.16% 10/15/2035 (a)(e)	435	440
Citizens Auto Receivables Trust, Series 2023-2, Class A3, 5.83% 2/15/2028 (a)(e)	875	881
Citizens Auto Receivables Trust, Series 2023-2, Class A4, 5.74% 10/15/2030 (a)(e)	799	814
CPS Auto Receivables Trust, Series 2024-A, Class B, 5.65% 5/15/2028 (a)(e)	455	455
CPS Auto Receivables Trust, Series 2024-D, Class A, 4.91% 6/15/2028 (a)(e)	434	435
Drive Auto Receivables Trust, Series 2024-2, Class A2, 4.94% 12/15/2027 (a)	86	86
Enterprise Fleet Financing, LLC, Series 2024-3, Class A2, 5.31% 4/20/2027 (a)(e)	1,484	1,490
Enterprise Fleet Financing, LLC, Series 2024-4, Class A2, 4.69% 7/20/2027 (a)(e)	6,817	6,842
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/2029 (a)(e)	897	899
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029 (a)(e)	58	58
Enterprise Fleet Financing, LLC, Series 2024-1, Class A2, 5.23% 3/20/2030 (a)(e)	7,335	7,391
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/2027 (a)	642	639
Exeter Automobile Receivables Trust, Series 2023-5A, Class B, 6.58% 4/17/2028 (a)	1,028	1,030
Exeter Automobile Receivables Trust, Series 2023-3A, Class C, 6.21% 6/15/2028 (a)	226	227
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/2028 (a)	194	194
Exeter Automobile Receivables Trust, Series 2023-3A, Class D, 6.68% 4/16/2029 (a)	758	776
Exeter Automobile Receivables Trust, Series 2023-1A, Class D, 6.69% 6/15/2029 (a)	462	469
Exeter Automobile Receivables Trust, Series 2023-3A, Class E, 9.98% 1/15/2031 (a)(e)	1,014	1,102
Ford Credit Auto Owner Trust, Series 2023-B, Class A3, 5.23% 5/15/2028 (a)	435	438
Ford Credit Auto Owner Trust, Series 2023-B, Class A4, 5.06% 2/15/2029 (a)	597	605
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035 (a)(e)	4,218	4,305
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028 (a)(e)	5,833	5,853

191	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Auto loan (continued)
GLS Auto Receivables Trust, Series 2023-3, Class B, 5.89% 1/18/2028 (a)(e)	USD218	$218
GLS Auto Receivables Trust, Series 2023-3, Class C, 6.01% 5/15/2029 (a)(e)	561	566
GLS Auto Receivables Trust, Series 2023-3, Class D, 6.44% 5/15/2029 (a)(e)	507	520
GLS Auto Select Receivables Trust, Series 2024-4A, Class A2, 4.43% 12/17/2029 (a)(e)	1,772	1,779
GLS Auto Select Receivables Trust, Series 2024-2, Class A2, 5.58% 6/17/2030 (a)(e)	1,066	1,079
GM Financial Automobile Leasing Trust, Series 2023-3, Class A4, 5.44% 8/20/2027 (a)	18	18
GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A3, 5.45% 6/16/2028 (a)	272	274
GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A4, 5.34% 12/18/2028 (a)	320	325
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035 (a)(e)	4,815	4,949
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035 (a)(e)	2,703	2,802
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036 (a)(e)	3,984	4,185
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1, 5.34% 6/15/2028 (a)(e)	1,600	1,610
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A, 5.34% 6/15/2030 (a)(e)	948	979
Hertz Vehicle Financing III, LLC, Series 2023-1, Class 1D, 9.13% 6/25/2027 (a)(e)	330	333
Hertz Vehicle Financing III, LLC, Series 2022-2, Class D, 5.16% 6/26/2028 (a)(e)	1,174	1,152
Hertz Vehicle Financing, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027 (a)(e)	17,770	17,440
Hertz Vehicle Financing, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027 (a)(e)	1,264	1,240
Hertz Vehicle Financing, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027 (a)(e)	859	843
Hertz Vehicle Financing, LLC, Series 2024-1A, Class A, 5.44% 1/25/2029 (a)(e)	3,007	3,073
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027 (a)	80	80
Honda Auto Receivables Owner Trust, Series 2023-1, Class A4, 4.97% 6/21/2029 (a)	188	189
Hyundai Auto Receivables Trust, Series 2023-B, Class A3, 5.48% 4/17/2028 (a)	84	85
Hyundai Auto Receivables Trust, Series 2023-B, Class A4, 5.31% 8/15/2029 (a)	160	163
LAD Auto Receivables Trust, Series 2022-1, Class B, 5.87% 9/15/2027 (a)(e)	191	192
LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027 (a)(e)	174	174
LAD Auto Receivables Trust, Series 2023-2, Class A3, 5.42% 2/15/2028 (a)(e)	101	101
LAD Auto Receivables Trust, Series 2023-2, Class B, 5.45% 4/15/2028 (a)(e)	615	616
LAD Auto Receivables Trust, Series 2023-3, Class B, 6.09% 6/15/2028 (a)(e)	848	856
LAD Auto Receivables Trust, Series 2023-2, Class C, 5.58% 9/15/2028 (a)(e)	1,361	1,370
LAD Auto Receivables Trust, Series 2023-4, Class B, 6.39% 10/16/2028 (a)(e)	3,223	3,279
LAD Auto Receivables Trust, Series 2023-3, Class C, 6.43% 12/15/2028 (a)(e)	714	728
LAD Auto Receivables Trust, Series 2022-1, Class C, 6.85% 4/15/2030 (a)(e)	623	630
LAD Auto Receivables Trust, Series 2023-3, Class D, 6.92% 12/16/2030 (a)(e)	483	498
LAD Auto Receivables Trust, Series 2023-2, Class D, 6.30% 2/15/2031 (a)(e)	123	125
Mercedes-Benz Auto Receivables Trust, Series 2023-2, Class A3, 5.95% 11/15/2028 (a)	707	717
Nissan Auto Receivables Owner Trust, Series 2023-B, Class A3, 5.93% 3/15/2028 (a)	351	354
Santander Drive Auto Receivables Trust, Series 2024-1, Class A3, 5.25% 4/17/2028 (a)	111	112
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/16/2028 (a)	204	204
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028 (a)	700	707
SBNA Auto Lease Trust, Series 2024-A, Class A3, 5.39% 11/20/2026 (a)(e)	1,082	1,084
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028 (a)(e)	334	336
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A4, 5.47% 12/20/2029 (a)(e)	361	367
Westlake Automobile Receivables Trust, Series 2023-4, Class A3, 6.24% 7/15/2027 (a)(e)	909	910
Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028 (a)(e)	939	941
Westlake Automobile Receivables Trust, Series 2023-3, Class C, 6.02% 9/15/2028 (a)(e)	2,219	2,243
Westlake Automobile Receivables Trust, Series 2023-3, Class D, 6.47% 3/15/2029 (a)(e)	1,236	1,265
Wheels Fleet Lease Funding, LLC, Series 2024-2A, Class A1, 4.87% 6/21/2039 (a)(e)	9,559	9,657
Wheels Fleet Lease Funding, LLC, Series 2024-3A, Class A1, 4.80% 9/19/2039 (a)(e)	8,464	8,557
World Omni Auto Receivables Trust, Series 2023-C, Class A3, 5.15% 11/15/2028 (a)	174	175
World Omni Auto Receivables Trust, Series 2023-C, Class A4, 5.03% 11/15/2029 (a)	232	235
		143,805

Student loan 0.36%
Navient Education Loan Trust, Series 2025-A, Class A, 5.02% 7/15/2055 (a)(e)	6,374	6,450
Navient Student Loan Trust, Series 2021-CA, Class A, 1.06% 10/15/2069 (a)(e)	1,434	1,316
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 12/16/2069 (a)(e)	845	763
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070 (a)(e)	542	493

American Funds Insurance Series	192

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Student loan (continued)
Nelnet Student Loan Trust, Series 2025-AA, Class A1B, (30-day Average USD-SOFR + 1.10%) 5.084% 3/15/2057 (a)(b)(e)	USD14,884	$14,850
Nelnet Student Loan Trust, Series 2021-CA, Class AFX, 1.32% 4/20/2062 (a)(e)	141	133
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062 (a)(e)	2,397	2,269
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062 (a)(e)	5,464	5,184
Nelnet Student Loan Trust, Series 2021-CA, Class AFL, (1-month USD CME Term SOFR + 0.854%) 4.588% 4/20/2062 (a)(b)(e)	1,816	1,813
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD CME Term SOFR + 1.364%) 5.092% 7/25/2051 (a)(b)(e)	146	146
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 5.534% 11/15/2052 (a)(b)(e)	628	635
SMB Private Education Loan Trust, Series 2023-C, Class A1A, 5.67% 11/15/2052 (a)(e)	569	585
SMB Private Education Loan Trust, Series 2025-A, Class A1A, 5.13% 4/15/2054 (a)(e)	6,322	6,422
		41,059

Credit card 0.24%
Avant Credit Card Master Trust, Series 2024-2A, Class A, 5.38% 5/15/2029 (a)(e)	13,550	13,583
Imprint Payments Credit Card Master Trust, Series 2025-A, Class A, 4.84% 9/15/2029 (a)(e)	2,456	2,463
Mission Lane Credit Card Master Trust, Series 2025-C, Class A, 4.78% 12/16/2030 (a)(e)	2,416	2,429
Mission Lane Credit Card Master Trust, Series 2025-B, Class A, 5.06% 9/15/2031 (a)(e)	8,461	8,526
		27,001

Collateralized loan obligations 0.00%
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 5.09% 7/25/2030 (a)(b)(e)	50	50
Total asset-backed obligations		499,168
Bonds & notes of governments & government agencies outside the U.S. 1.78%
Mexico 1.22%
Eagle Funding LuxCo SARL 5.50% 8/17/2030 (e)	74,976	76,464
Eagle Funding LuxCo SARL 5.50% 8/17/2030	7,183	7,326
United Mexican States 6.00% 5/13/2030	2,960	3,107
United Mexican States 6.00% 5/7/2036	32,486	32,998
United Mexican States 6.875% 5/13/2037	3,200	3,422
United Mexican States 7.375% 5/13/2055	14,311	15,452
		138,769

Greece 0.46%
Greece (Hellenic Republic of) 1.50% 6/18/2030	EUR10,830	12,140
Greece (Hellenic Republic of) 0.75% 6/18/2031	9,600	10,112
Greece (Hellenic Republic of) 4.25% 6/15/2033	23,825	29,987
		52,239

Dominican Republic 0.08%
Dominican Republic (Government of) 5.95% 1/25/2027 (e)	USD8,100	8,198
Dominican Republic (Government of) 7.05% 2/3/2031 (e)	680	731
		8,929

Poland 0.01%
Poland (Republic of), Series 10Y, 5.75% 11/16/2032	555	597
Poland (Republic of), Series 10Y, 4.875% 10/4/2033	830	845
		1,442

193	American Funds Insurance Series

The Bond Fund of America (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)

Chile 0.01%
Chile (Republic of) 4.00% 1/31/2052	USD580	$461

Paraguay 0.00%
Paraguay (Republic of) 5.00% 4/15/2026	285	287
Total bonds & notes of governments & government agencies outside the U.S.		202,127
Municipals 1.47%
California 0.02%
GO Bonds, Series 2009, 7.50% 4/1/2034	2,100	2,452

Illinois 1.28%
City of Chicago, Board of Education, Unlimited Tax GO Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029	65	65
City of Chicago, Board of Education, Unlimited Tax GO Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039	31,050	29,238
City of Chicago, Board of Education, Unlimited Tax GO Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040	8,945	8,512
City of Chicago, Board of Education, Unlimited Tax GO Bonds (Dedicated Rev.), Series 2023-A, 6.00% 12/1/2049	865	876
City of Chicago, Board of Education, Unlimited Tax GO Bonds (Dedicated Rev.), Series 2025-A, 6.25% 12/1/2050	1,610	1,683
GO Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	102,799	105,401
		145,775

Massachusetts 0.07%
Educational Fncg. Auth., Education Loan Rev. Bonds, Series 2024-A, 6.352% 7/1/2049	7,500	7,763

New York 0.03%
New York City GO Bonds, Fiscal 2026, Series 2026-E-1, 5.559% 10/1/2045	1,640	1,632
New York City GO Bonds, Fiscal 2026, Series 2026-E-1, 5.372% 10/1/2051	1,175	1,146
New York City GO Bonds, Fiscal 2026, Series 2026-E-2, 5.392% 10/1/2055	460	445
		3,223

Texas 0.03%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	4,075	2,827

Wisconsin 0.04%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034	4,490	4,459
Total municipals		166,499
Federal agency bonds & notes 0.10%
Federal National Mortgage Association 2.125% 4/24/2026	11,910	11,855
Loans 0.06%
Financials 0.06%
Aero Capital Solutions, Inc., Term Loan, (1-month USD CME Term SOFR + 3.00%) 7.61% 11/17/2029 (b)(e)(g)(j)	6,407	6,359
Total bonds, notes & other debt instruments (cost: $10,859,504,000)		10,789,253

American Funds Insurance Series	194

The Bond Fund of America (continued)
Common stocks 0.00%	Shares	Value (000)
Energy 0.00%
FORESEA Holding SA, Class C, nonvoting shares (e)	555	$13
FORESEA Holding SA, Class B (e)	61	1
Total common stocks (cost: $8,000)		14
Short-term securities 5.50%
Money market investments 5.50%
Capital Group Central Cash Fund 3.79% (k)(l)	6,241,739	624,236
Total short-term securities (cost: $624,125,000)		624,236
Total investment securities 100.51% (cost: $11,483,637,000)		11,413,503
Other assets less liabilities (0.51)%		(57,477)
Net assets 100.00%		$11,356,026
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
30 Day Federal Funds Futures	Long	62	2/2/2026	USD24,898	$8
30 Day Federal Funds Futures	Long	548	3/2/2026	220,142	9
3 Month SOFR Futures	Long	57	3/18/2026	13,724	(9)
3 Month SOFR Futures	Long	103	9/16/2026	24,898	(25)
2 Year U.S. Treasury Note Futures	Long	14,354	4/6/2026	2,996,958	(497)
5 Year U.S. Treasury Note Futures	Long	9,930	4/6/2026	1,085,396	(2,942)
10 Year Italy Government Bond Futures	Long	329	3/10/2026	46,466	(141)
10 Year Euro-Bund Futures	Short	1,003	3/10/2026	(150,370)	1,021
10 Year U.S. Treasury Note Futures	Long	949	3/31/2026	106,703	(1,018)
10 Year Ultra U.S. Treasury Note Futures	Short	1,244	3/31/2026	(143,079)	185
20 Year U.S. Treasury Bond Futures	Short	9	3/31/2026	(1,040)	19
30 Year Ultra U.S. Treasury Bond Futures	Long	2,865	3/31/2026	338,070	(5,192)
					$(8,582)
Forward currency contracts

Contract amount				Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Currency purchased (000)		Currency sold (000)
USD	27,382	JPY	4,230,230	Bank of America	1/15/2026	$338
USD	17,388	EUR	14,926	Morgan Stanley	1/15/2026	(165)
JPY	3,901,364	EUR	21,383	Citibank	1/15/2026	(207)
BRL	24,015	USD	4,403	Citibank	1/23/2026	(48)
USD	53,133	EUR	45,113	HSBC Bank	1/26/2026	48
						$(34)

195	American Funds Insurance Series

The Bond Fund of America (continued)
Swap contracts

Interest rate swaps
Centrally cleared interest rate swaps
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
SOFR	Annual	3.39981%	Annual	3/31/2027	USD88,200	$(19)	$—	$(19)
SOFR	Annual	3.2465%	Annual	9/15/2027	USD56,300	66	—	66
SOFR	Annual	3.249%	Annual	9/15/2027	USD56,260	63	—	63
SOFR	Annual	3.34%	Annual	10/3/2027	USD106,170	(30)	—	(30)
SOFR	Annual	3.2715%	Annual	10/17/2027	USD43,510	37	—	37
3.998%	Annual	SOFR	Annual	12/4/2028	USD40,040	734	—	734
SOFR	Annual	3.945%	Annual	5/31/2029	USD20,090	(372)	—	(372)
SOFR	Annual	3.3125%	Annual	10/7/2029	USD11,993	32	—	32
SOFR	Annual	3.4445%	Annual	10/7/2029	USD6,052	(14)	—	(14)
SOFR	Annual	3.4805%	Annual	10/7/2029	USD6,052	(20)	—	(20)
SOFR	Annual	3.552%	Annual	10/7/2029	USD4,000	(23)	—	(23)
SOFR	Annual	3.455%	Annual	10/7/2029	USD12,103	(29)	—	(29)
SOFR	Annual	3.543%	Annual	10/7/2029	USD6,052	(33)	—	(33)
SOFR	Annual	3.551%	Annual	10/7/2029	USD12,103	(70)	—	(70)
SOFR	Annual	3.965%	Annual	11/14/2029	USD30,465	(631)	—	(631)
SOFR	Annual	3.9195%	Annual	11/15/2029	USD8,240	(157)	—	(157)
SOFR	Annual	3.763%	Annual	12/12/2029	USD11,790	(160)	—	(160)
SOFR	Annual	3.4415%	Annual	2/28/2030	USD18,470	(24)	—	(24)
SOFR	Annual	3.797%	Annual	3/31/2030	USD2,774	(42)	—	(42)
SOFR	Annual	3.794%	Annual	3/31/2030	USD5,301	(79)	—	(79)
SOFR	Annual	3.796%	Annual	3/31/2030	USD5,301	(79)	—	(79)
SOFR	Annual	3.7815%	Annual	3/31/2030	USD10,484	(151)	—	(151)
SOFR	Annual	3.6065%	Annual	5/12/2030	USD9,910	(73)	—	(73)
SOFR	Annual	3.325%	Annual	5/31/2030	USD27,360	108	—	108
SOFR	Annual	3.2175%	Annual	9/18/2030	USD15,786	158	—	158
SOFR	Annual	3.2385%	Annual	9/18/2030	USD8,168	74	—	74
SOFR	Annual	3.2145%	Annual	9/18/2030	USD3,938	40	—	40
SOFR	Annual	3.2155%	Annual	9/18/2030	USD3,938	40	—	40
SOFR	Annual	3.237%	Annual	10/24/2030	USD26,480	254	—	254
3.488%	Annual	SOFR	Annual	6/17/2031	USD21,160	3	—	3
3.43574%	Annual	SOFR	Annual	6/17/2031	USD24,673	(54)	—	(54)
SOFR	Annual	3.48%	Annual	10/2/2032	USD22,935	156	—	156
SOFR	Annual	3.4815%	Annual	10/2/2032	USD22,954	154	—	154
SOFR	Annual	3.482%	Annual	10/2/2032	USD22,361	149	—	149
SOFR	Annual	3.34%	Annual	10/24/2032	USD19,580	304	—	304
SOFR	Annual	3.475%	Annual	11/3/2032	USD27,370	204	—	204
SOFR	Annual	3.50061%	Annual	11/3/2032	USD27,360	162	—	162
SOFR	Annual	3.486%	Annual	11/15/2032	USD18,500	127	—	127
SOFR	Annual	3.6025%	Annual	1/8/2034	USD16,295	85	—	85
SOFR	Annual	3.665%	Annual	8/15/2035	USD14,000	127	—	127
SOFR	Annual	3.648%	Annual	10/2/2035	USD20,270	233	—	233
TONAR	Annual	1.52125%	Annual	10/6/2035	JPY1,100,000	210	—	210
TONAR	Annual	1.52%	Annual	10/6/2035	JPY400,000	77	—	77
TONAR	Annual	1.51812%	Annual	10/7/2035	JPY2,185,658	422	—	422
SOFR	Annual	3.6775%	Annual	10/8/2035	USD20,240	186	—	186
TONAR	Annual	1.4925%	Annual	10/8/2035	JPY368,643	77	—	77
SOFR	Annual	3.663%	Annual	10/9/2035	USD14,500	150	—	150
TONAR	Annual	1.53%	Annual	10/9/2035	JPY370,941	69	—	69
TONAR	Annual	1.5225%	Annual	10/10/2035	JPY375,998	72	—	72
TONAR	Annual	1.51%	Annual	10/14/2035	JPY375,998	75	—	75
TONAR	Annual	1.491%	Annual	10/15/2035	JPY375,998	79	—	79
TONAR	Annual	1.475%	Annual	10/16/2035	JPY231,314	51	—	51

American Funds Insurance Series	196

The Bond Fund of America (continued)
Swap contracts (continued)

Interest rate swaps (continued)
Centrally cleared interest rate swaps (continued)
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
SOFR	Annual	3.504%	Annual	10/24/2035	USD14,510	$344	$—	$344
SOFR	Annual	3.66593%	Annual	11/3/2035	USD20,280	214	—	214
SOFR	Annual	3.79168%	Annual	6/17/2036	USD27,050	109	—	109
SOFR	Annual	3.801%	Annual	6/17/2036	USD23,409	76	—	76
SOFR	Annual	3.883%	Annual	7/28/2045	USD33,965	1,300	—	1,300
SOFR	Annual	4.137%	Annual	7/28/2045	USD4,100	16	—	16
SOFR	Annual	4.052%	Annual	11/15/2053	USD6,880	146	—	146
2.477%	Annual	TONAR	Annual	10/6/2055	JPY200,000	(92)	—	(92)
2.47825%	Annual	TONAR	Annual	10/6/2055	JPY500,000	(228)	—	(228)
2.47%	Annual	TONAR	Annual	10/7/2055	JPY904,764	(423)	—	(423)
2.5425%	Annual	TONAR	Annual	10/8/2055	JPY153,945	(57)	—	(57)
SOFR	Annual	3.953%	Annual	10/9/2055	USD6,960	257	—	257
2.57%	Annual	TONAR	Annual	10/9/2055	JPY155,295	(52)	—	(52)
2.515%	Annual	TONAR	Annual	10/10/2055	JPY156,196	(64)	—	(64)
2.52%	Annual	TONAR	Annual	10/14/2055	JPY156,646	(63)	—	(63)
2.50%	Annual	TONAR	Annual	10/15/2055	JPY156,196	(67)	—	(67)
2.51625%	Annual	TONAR	Annual	10/16/2055	JPY96,259	(39)	—	(39)
SOFR	Annual	3.8185%	Annual	10/24/2055	USD13,760	824	—	824
4.13862%	Annual	SOFR	Annual	6/17/2056	USD6,555	(42)	—	(42)
4.097%	Annual	SOFR	Annual	6/17/2056	USD5,701	(76)	—	(76)
						$4,801	$—	$4,801
Bilateral interest rate swaps
Receive		Pay		Counterparty	Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
14.5956%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL160,970	$1,285	$—	$1,285
14.24%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL88,380	578	—	578
14.585%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2029	BRL19,180	152	—	152
13.31%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2029	BRL76,120	(63)	—	(63)
13.18%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL56,000	(81)	—	(81)
13.04%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL41,300	(102)	—	(102)
12.99%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2029	BRL36,820	(106)	—	(106)
12.99%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL41,300	(118)	—	(118)
13.05%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL77,000	(184)	—	(184)
12.32%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL25,300	(200)	—	(200)
12.365%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL38,509	(289)	—	(289)
12.36%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL38,753	(293)	—	(293)
12.3075%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL38,500	(307)	—	(307)
12.36%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2029	BRL77,020	(582)	—	(582)
12.35%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL76,900	(588)	—	(588)
12.303%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2029	BRL75,919	(607)	—	(607)
13.115%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2031	BRL19,400	(49)	—	(49)
13.105%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2031	BRL19,625	(51)	—	(51)
13.03%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2031	BRL41,625	(136)	—	(136)
13.135%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2031	BRL80,500	(187)	—	(187)
							$(1,928)	$—	$(1,928)

197	American Funds Insurance Series

The Bond Fund of America (continued)
Swap contracts (continued)

Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
CDX.NA.HY.45	5.00%	Quarterly	12/20/2030	USD183,800	$(14,043)	$(13,869)	$(174)
Credit default swaps
Centrally cleared credit default swaps on credit indices — sell protection
Reference index	Financing rate received	Payment frequency	Expiration date	Notional amount (m) (000)	Value at 12/31/2025 (n) (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
CDX.NA.IG.45	1.00%	Quarterly	12/20/2030	USD67,870	$1,538	$1,546	$(8)
Investments in affiliates (l)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Short-term securities 5.50%
Money market investments 5.50%
Capital Group Central Cash Fund 3.79% (k)	$730,121	$5,041,681	$5,147,668	$284	$(182)	$624,236	$32,185

(a)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(b)
Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(c)	Amount less than one thousand.
(d)	Represents securities transacted on a TBA basis.
(e)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,803,804,000, which represented 15.88% of the net assets of the fund.

(f)	Step bond; coupon rate may change at a later date.
(g)	Value determined using significant unobservable inputs.
(h)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $85,685,000, which represented 0.75% of the net assets of the fund.
(i)	Index-linked bond whose principal amount moves with a government price index.
(j)
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $6,359,000, which represented 0.06% of the net assets of the fund.

(k)	Rate represents the seven-day yield at 12/31/2025.
(l)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(m)	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
(n)
The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

American Funds Insurance Series	198

The Bond Fund of America (continued)

Key to abbreviation(s)
Assn. = Association
Auth. = Authority
BRL = Brazilian reais
BZDIOVER = Overnight Brazilian Interbank Deposit Rate
CLO = Collateralized Loan Obligations
CME = CME Group
DAC = Designated Activity Company
EUR = Euros
EURIBOR = Euro Interbank Offered Rate
Fin. = Finance
Fncg. = Financing
GO = General Obligation
ICE = Intercontinental Exchange, Inc.
JPY = Japanese yen
Ref. = Refunding
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
TBA = To be announced
TONAR = Tokyo Overnight Average Rate
USD = U.S. dollars
UST = U.S. Treasury
Refer to the notes to financial statements.

199	American Funds Insurance Series

Capital World Bond Fund®
Investment portfolio December 31, 2025

Bonds, notes & other debt instruments 90.93%	Principal amount (000)	Value (000)
Euros 20.50%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028) (a)	EUR2,800	$3,125
Albania (Republic of) 4.75% 2/14/2035	2,290	2,729
Alpha Bank SA 6.875% 6/27/2029 (1-year EUR-ICE Swap EURIBOR + 3.793% on 6/27/2028) (a)	500	642
Alpha Bank SA 5.00% 5/12/2030 (1-year EUR-ICE Swap EURIBOR + 2.432% on 5/12/2029) (a)	100	124
Altria Group, Inc. 3.125% 6/15/2031	800	929
American Tower Corp. 0.45% 1/15/2027	2,525	2,908
American Tower Corp. 0.875% 5/21/2029	1,470	1,616
Amprion Gmbh 4.125% 9/7/2034	2,600	3,153
Amprion Gmbh 3.875% 6/5/2036	1,800	2,112
Anheuser-Busch InBev SA/NV 1.125% 7/1/2027	2,000	2,310
AT&T, Inc. 1.60% 5/19/2028	2,350	2,698
Banco de Credito Social Cooperativo SA 4.125% 9/3/2030 (1-year EUR-ICE Swap EURIBOR + 1.70% on 9/3/2029) (a)	1,000	1,211
Banco de Sabadell SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028) (a)	900	1,110
Banco de Sabadell SA 5.50% 9/8/2029 (1-year EUR-ICE Swap EURIBOR + 2.40% on 9/8/2028) (a)	700	877
Bank Gospodarstwa Krajowego 4.25% 9/13/2044	290	329
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028) (a)(b)	5,000	5,993
Banque Federative du Credit Mutuel 3.875% 6/16/2032 (5-year EUR Mid-Swap + 2.20% on 6/16/2027) (a)	2,800	3,331
Belgium (Kingdom of), Series 98, 3.30% 6/22/2054	880	869
BMS Ireland Capital Funding DAC 3.857% 11/10/2038	290	336
BMS Ireland Capital Funding DAC 4.289% 11/10/2045	220	254
BMS Ireland Capital Funding DAC 4.581% 11/10/2055	1,680	1,930
BPCE SA 4.50% 1/13/2033	1,400	1,728
BPCE SA 4.875% 2/26/2036 (5-year EUR-ICE Swap EURIBOR + 2.30% on 2/26/2031) (a)	900	1,112
Bulgaria (Republic of) 3.375% 7/18/2035	1,340	1,552
Coca-Cola Co. 3.375% 8/15/2037	155	177
Commerzbank AG 4.625% 1/17/2031 (3-month EUR-EURIBOR + 2.10% on 1/17/2030) (a)	1,900	2,348
Croatia (Republic of) 3.25% 2/11/2037	1,005	1,145
Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029) (a)	4,000	4,441
Deutsche Telekom AG 3.25% 6/4/2035	1,990	2,305
Deutsche Telekom International Finance BV 7.50% 1/24/2033	200	297
Dow Chemical Co. (The) 1.125% 3/15/2032	827	835
Egypt (Arab Republic of) 5.625% 4/16/2030	300	352
Electricite de France SA 4.25% 1/25/2032	1,300	1,602
Electricite de France SA 4.00% 5/7/2037	500	583
Electricite de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028) (a)	5,000	5,744
Electricite de France SA 7.50% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 4.86% on 12/6/2028) (a)	1,200	1,538
Enel Finance International NV 4.00% 2/20/2031	465	567
Engie SA 3.875% 1/6/2031	1,000	1,215
Equinor ASA 1.375% 5/22/2032	3,650	3,841
Eurobank SA 5.875% 11/28/2029 (1-year EUR Mid-Swap + 2.83% on 11/28/2028) (a)	240	304
Eurobank SA 4.875% 4/30/2031 (5-year EUR Mid-Swap + 2.165% on 4/30/2030) (a)	2,030	2,537
Eurobank SA 4.00% 2/7/2036 (1-year EUR-ICE Swap EURIBOR + 1.70% on 2/7/2035) (a)	1,375	1,613
European Investment Bank 0.25% 1/20/2032	2,075	2,106
European Investment Bank 1.50% 6/15/2032	1,000	1,088
European Investment Bank 2.875% 1/12/2033	4,500	5,300
European Investment Bank 2.875% 1/15/2035	395	458
European Union 0.25% 10/22/2026	610	707
European Union 2.875% 12/6/2027	1,060	1,261
European Union 2.875% 10/5/2029	170	203
European Union 2.50% 10/14/2030	1,375	1,607
European Union 3.125% 12/4/2030	190	228
European Union 0% 7/4/2031	705	716
European Union 2.75% 12/13/2032	2,010	2,343
European Union 3.25% 7/4/2034	380	453
European Union 0% 7/4/2035	220	191
European Union 3.375% 12/12/2035	10,230	12,201
European Union 3.625% 12/12/2040	9,495	11,123
European Union 3.75% 10/12/2045	635	736

American Funds Insurance Series	200

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Euros (continued)
European Union 0.70% 7/6/2051	EUR3,000	$1,724
European Union 3.375% 10/5/2054	540	562
European Union 4.00% 10/12/2055	2,070	2,400
Finland (Republic of) 3.00% 9/15/2033	2,370	2,792
Ford Motor Credit Co., LLC 3.622% 7/27/2028	960	1,137
French Republic O.A.T. 0.75% 2/25/2028	980	1,114
French Republic O.A.T. 2.75% 2/25/2029	1,790	2,119
French Republic O.A.T. 0% 11/25/2030	19,550	20,068
French Republic O.A.T. 0% 5/25/2032	2,120	2,056
French Republic O.A.T. 2.00% 11/25/2032	3,170	3,467
French Republic O.A.T. 3.00% 5/25/2033	1,920	2,225
French Republic O.A.T. 3.00% 11/25/2034	4,430	5,039
French Republic O.A.T. 0.50% 5/25/2040	600	440
French Republic O.A.T. 0.75% 5/25/2052	180	93
French Republic O.A.T. 3.75% 5/25/2056	400	414
Germany (Federal Republic of) 0% 10/9/2026	2,305	2,668
Germany (Federal Republic of) 0% 11/15/2027	1,400	1,583
Germany (Federal Republic of) 1.70% 8/15/2032	930	1,034
Germany (Federal Republic of) 2.50% 2/15/2035	23,125	26,485
Germany (Federal Republic of) 1.00% 5/15/2038	1,300	1,203
Germany (Federal Republic of) 0% 8/15/2050	1,200	609
Germany (Federal Republic of) 2.90% 8/15/2056	1,190	1,247
Greece (Hellenic Republic of) 3.875% 6/15/2028	615	750
Greece (Hellenic Republic of) 1.50% 6/18/2030	690	773
Greece (Hellenic Republic of) 1.75% 6/18/2032	1,915	2,089
Greece (Hellenic Republic of) 3.90% 1/30/2033	3,200	3,943
Greece (Hellenic Republic of) 3.625% 6/15/2035	2,895	3,455
Greece (Hellenic Republic of) 4.125% 6/15/2054	640	734
Hungary (Republic of) 4.875% 3/22/2040	305	358
ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032) (a)	1,200	1,558
Ireland (Republic of) 2.60% 10/18/2034	1,820	2,073
Ireland (Republic of) 3.00% 10/18/2043	1,130	1,245
Ireland (Republic of) 3.15% 10/18/2055	755	791
Italy (Republic of) 3.10% 8/28/2026	3,425	4,052
Italy (Republic of) 1.35% 4/1/2030	7	8
Italy (Republic of) 2.70% 10/1/2030	1,365	1,600
Italy (Republic of) 3.25% 11/15/2032	2,595	3,075
Italy (Republic of) 4.20% 3/1/2034	1,430	1,791
Italy (Republic of) 3.65% 8/1/2035	5,600	6,685
Italy (Republic of) 3.85% 10/1/2040	2,180	2,549
Italy (Republic of) 4.30% 10/1/2054	4,875	5,687
Johnson & Johnson 3.35% 2/26/2037	360	414
Lithuania (Republic of) 3.50% 7/3/2031	1,170	1,406
Lithuania (Republic of) 2.125% 6/1/2032	2,665	2,942
Lithuania (Republic of) 3.50% 2/13/2034	1,620	1,919
Lloyds Banking Group PLC 3.875% 5/14/2032 (1-year EUR-ICE Swap EURIBOR + 1.18% on 5/14/2031) (a)	100	120
Magyar Export-Import Bank 6.00% 5/16/2029	1,430	1,802
Metropolitan Life Global Funding I 0.55% 6/16/2027 (b)	2,000	2,287
MPT Finance Corp. 7.00% 2/15/2032	100	123
NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029) (a)	2,725	2,989
NatWest Group PLC 1.043% 9/14/2032 (5-year EUR Mid-Swap + 1.27% on 9/14/2027) (a)	185	211
Ontario (Province of) 3.25% 7/3/2035	2,420	2,816
Orange 3.50% 5/19/2035	1,600	1,856
PepsiCo, Inc. 0.75% 10/14/2033	2,000	1,947
Philip Morris International, Inc. 2.75% 6/6/2029	770	899
Piraeus Bank SA 6.75% 12/5/2029 (1-year EUR Mid-Swap + 3.837% on 12/5/2028) (a)	320	414
Piraeus Bank SA 5.00% 4/16/2030 (1-year EUR-ICE Swap EURIBOR + 2.245% on 4/16/2029) (a)	730	907
Portugal (Republic of) 0.475% 10/18/2030	350	375
Portugal (Republic of) 3.00% 6/15/2035	1,720	1,998
Portugal (Republic of) 3.375% 6/15/2040	715	822
Portugal (Republic of) 3.625% 6/12/2054	685	755

201	American Funds Insurance Series

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Euros (continued)
Prysmian SpA 3.875% 11/28/2031	EUR435	$524
Romania 2.125% 3/7/2028	500	579
Severn Trent Utilities Finance PLC 4.00% 3/5/2034	475	571
Shell International Finance BV 1.50% 4/7/2028	2,000	2,299
Slovak Republic, Series 250, 3.75% 3/6/2034	640	773
Spain (Kingdom of) 0% 1/31/2028	900	1,012
Spain (Kingdom of) 1.40% 7/30/2028	1,650	1,898
Spain (Kingdom of) 1.45% 4/30/2029	1,890	2,156
Spain (Kingdom of) 1.25% 10/31/2030	1,295	1,428
Spain (Kingdom of) 0.50% 10/31/2031	1,247	1,289
Spain (Kingdom of) 3.55% 10/31/2033	5,005	6,082
Spain (Kingdom of) 3.25% 4/30/2034	1,980	2,347
Spain (Kingdom of) 3.20% 10/31/2035	510	595
Spain (Kingdom of) 1.90% 10/31/2052	1,010	775
State Grid Overseas Investment (2016), Ltd. 2.125% 5/2/2030	200	229
Stryker Corp. 1.00% 12/3/2031	450	466
T-Mobile USA, Inc. 3.15% 2/11/2032	1,705	1,984
Toyota Motor Credit Corp. 0.125% 11/5/2027	1,850	2,079
Treasury Corp. of Victoria 3.625% 9/29/2040	2,230	2,571
United Mexican States 3.50% 9/19/2029	650	763
Verallia SAS 3.875% 11/4/2032	4,500	5,161
Verizon Communications, Inc. 3.50% 6/28/2032	1,620	1,914
		303,335

Japanese yen 7.20%
Indonesia (Republic of), Series 20, 0.57% 5/27/2026	JPY100,000	637
Indonesia (Republic of), Series 31, 0.99% 5/27/2027	400,000	2,534
Indonesia (Republic of), Series 32, 1.33% 5/25/2029	300,000	1,869
Japan, Series 474, 0.70% 7/1/2027	762,850	4,845
Japan, Series 352, 0.10% 9/20/2028	2,585,750	16,016
Japan, Series 356, 0.10% 9/20/2029	1,029,800	6,266
Japan, Series 116, 2.20% 3/20/2030	576,100	3,787
Japan, Series 362, 0.10% 3/20/2031	514,000	3,041
Japan, Series 374, 0.80% 3/20/2034	68,200	399
Japan, Series 30, 0.005% 3/10/2035 (c)	646,511	4,027
Japan, Series 152, 1.20% 3/20/2035	1,239,550	7,390
Japan, Series 21, 2.30% 12/20/2035	720,000	4,696
Japan, Series 162, 0.60% 9/20/2037	1,966,150	10,429
Japan, Series 173, 0.40% 6/20/2040	270,900	1,282
Japan, Series 179, 0.50% 12/20/2041	196,950	903
Japan, Series 182, 1.10% 9/20/2042	619,850	3,096
Japan, Series 186, 1.50% 9/20/2043	1,341,900	7,016
Japan, Series 188, 1.60% 3/20/2044	69,000	363
Japan, Series 192, 2.40% 3/20/2045	1,387,100	8,201
Japan, Series 53, 0.60% 12/20/2046	781,600	3,136
Japan, Series 37, 0.60% 6/20/2050	694,500	2,460
Japan, Series 73, 0.70% 12/20/2051	1,568,700	5,419
Japan, Series 74, 1.00% 3/20/2052	246,100	926
Japan, Series 76, 1.40% 9/20/2052	5,800	24
Japan, Series 79, 1.20% 6/20/2053	612,200	2,395
Japan, Series 81, 1.60% 12/20/2053	168,700	732
Japan, Series 84, 2.10% 9/20/2054	958,150	4,694
		106,583

British pounds 4.42%
Credit Agricole SA 5.375% 1/15/2029 (1-year GBP-GILT + 1.65% on 1/15/2028) (a)	GBP800	1,098
Electricite de France SA 5.50% 3/27/2037	900	1,174
Lloyds Banking Group PLC 2.707% 12/3/2035 (5-year GBP-GILT + 2.40% on 12/3/2030) (a)	900	1,089
Quebec (Province of) 2.25% 9/15/2026	1,870	2,493

American Funds Insurance Series	202

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
British pounds (continued)
United Kingdom 0.125% 1/30/2026	GBP425	$572
United Kingdom 4.25% 12/7/2027	3,785	5,161
United Kingdom 1.625% 10/22/2028	3,690	4,706
United Kingdom 4.125% 7/22/2029	2,015	2,741
United Kingdom 4.75% 12/7/2030	4,770	6,678
United Kingdom 0.25% 7/31/2031	12,845	14,159
United Kingdom 1.00% 1/31/2032	7,120	8,017
United Kingdom 4.25% 6/7/2032	1,310	1,782
United Kingdom 3.25% 1/31/2033	1,090	1,380
United Kingdom 0.625% 7/31/2035	210	199
United Kingdom 0.875% 1/31/2046	4,917	3,125
United Kingdom 3.75% 10/22/2053	1,870	1,980
United Kingdom 4.375% 7/31/2054	5,570	6,584
United Kingdom 2.50% 7/22/2065	3,313	2,495
		65,433

Brazilian reais 2.30%
Brazil (Federative Republic of) 0% 1/1/2026	BRL102,863	18,761
Brazil (Federative Republic of) 10.00% 1/1/2031	17,384	2,788
Brazil (Federative Republic of) 10.00% 1/1/2035	43,767	6,549
Brazil (Federative Republic of) 6.00% 8/15/2040 (c)	2,152	351
Brazil (Federative Republic of) 6.00% 8/15/2050 (c)	27,098	4,307
Brazil (Federative Republic of) 6.00% 8/15/2060 (c)	8,019	1,254
		34,010

South Korean won 1.81%
South Korea (Republic of), Series 2709, 3.125% 9/10/2027	KRW4,513,500	3,150
South Korea (Republic of), Series 2712, 2.375% 12/10/2027	5,158,930	3,550
South Korea (Republic of), Series 2803, 3.25% 3/10/2028	3,998,100	2,797
South Korea (Republic of), Series 3212, 4.25% 12/10/2032	18,379,880	13,445
South Korea (Republic of), Series 3512, 3.25% 12/10/2035	5,519,130	3,804
		26,746

Chinese yuan renminbi 1.76%
China (People’s Republic of), Series INBK, 1.49% 12/25/2031	CNY39,540	5,590
China (People’s Republic of), Series INBK, 2.75% 2/17/2032	1,160	176
China (People’s Republic of), Series INBK, 1.57% 5/15/2032	17,280	2,448
China (People’s Republic of), Series INBK, 2.88% 2/25/2033	22,230	3,431
China (People’s Republic of), Series INBK, 2.27% 5/25/2034	54,910	8,127
China (People’s Republic of), Series INBK, 3.53% 10/18/2051	800	140
China (People’s Republic of), Series INBK, 3.12% 10/25/2052	4,740	781
China (People’s Republic of), Series INBK, 3.19% 4/15/2053	4,720	788
China (People’s Republic of), Series INBK, 3.00% 10/15/2053	5,150	834
China (People’s Republic of), Series INBK, 1.92% 1/15/2055	28,690	3,791
		26,106

Australian dollars 1.58%
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031	AUD3,640	2,096
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031	5,789	3,189
Australia (Commonwealth of), Series 167, 3.75% 5/21/2034	4,415	2,766
New South Wales Treasury Corp. 5.25% 2/24/2038	3,956	2,570
Treasury Corp. of Victoria 5.50% 9/15/2039	19,544	12,734
		23,355

203	American Funds Insurance Series

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Indian rupees 1.29%
Asian Development Bank 6.72% 2/8/2028	INR144,700	$1,617
European Bank for Reconstruction and Development 5.25% 1/12/2027	81,400	891
European Bank for Reconstruction and Development 6.30% 10/26/2027	34,000	379
European Bank for Reconstruction and Development 6.75% 3/14/2031	248,500	2,745
European Bank for Reconstruction and Development 6.75% 1/13/2032	547,100	6,083
European Investment Bank 6.95% 3/1/2029	46,200	519
European Investment Bank 7.40% 10/23/2033	388,300	4,468
Inter-American Development Bank 7.00% 1/25/2029	18,000	202
International Bank for Reconstruction and Development 6.75% 9/8/2027	126,400	1,412
Korea Development Bank 6.75% 7/1/2030	73,000	805
		19,121

Canadian dollars 1.26%
Canada (Government) 3.50% 3/1/2028	CAD15,013	11,134
Canada (Government) 3.25% 12/1/2033	7,330	5,334
Canada (Government) 2.75% 12/1/2048	3,500	2,142
		18,610

Malaysian ringgits 1.22%
Malaysia (Federation of), Series 0419, 3.828% 7/5/2034	MYR5,412	1,368
Malaysia (Federation of), Series 0124, 4.054% 4/18/2039	6,143	1,559
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	10,588	2,601
Malaysia (Federation of), Series 0221, 4.417% 9/30/2041	2,484	657
Malaysia (Federation of), Series 0223, 4.291% 8/14/2043	9,030	2,350
Malaysia (Federation of), Series 0224, 4.18% 5/16/2044	35,614	9,149
Malaysia (Federation of), Series 0417, 4.895% 5/8/2047	1,277	361
		18,045

Hungarian forints 1.11%
Hungary (Republic of) 3.00% 8/21/2030	HUF2,824,560	7,500
Hungary (Republic of) 4.50% 5/27/2032	1,731,010	4,742
Hungary (Republic of) 4.75% 11/24/2032	1,494,300	4,117
		16,359

Indonesian rupiah 0.52%
Indonesia (Republic of), Series FR84, 7.25% 2/15/2026	IDR22,733,000	1,370
Indonesia (Republic of), Series FR64, 6.125% 5/15/2028	1,556,000	95
Indonesia (Republic of), Series FR71, 9.00% 3/15/2029	26,010,000	1,725
Indonesia (Republic of), Series FR82, 7.00% 9/15/2030	2,930,000	185
Indonesia (Republic of), Series FR100, 6.625% 2/15/2034	29,412,000	1,826
Indonesia (Republic of), Series FR68, 8.375% 3/15/2034	6,937,000	475
Indonesia (Republic of), Series 103, 6.75% 7/15/2035	32,954,000	2,079
		7,755

Mexican pesos 0.44%
America Movil, SAB de CV, 10.125% 1/22/2029	MXN13,920	798
America Movil, SAB de CV, 9.50% 1/27/2031	41,870	2,369
America Movil, SAB de CV, 10.30% 1/30/2034	19,710	1,156
United Mexican States, Series M30, 8.50% 11/18/2038	21,100	1,100
United Mexican States, Series M, 8.00% 7/31/2053	21,739	1,031
		6,454

American Funds Insurance Series	204

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Danish kroner 0.43%
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043 (d)	DKK46,626	$6,029
Realkredit Danmark AS 1.00% 10/1/2053 (d)	2,461	299
		6,328

Colombian pesos 0.30%
Colombia (Republic of), Series B, 7.25% 10/18/2034	COP11,132,100	2,098
Colombia (Republic of), Series B, 11.75% 1/24/2035	4,779,600	1,183
Colombia (Republic of), Series B, 7.25% 10/26/2050	7,150,600	1,090
		4,371

South African rand 0.28%
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR8,400	518
South Africa (Republic of), Series R-2032, 8.25% 3/31/2032	59,870	3,703
		4,221

Chilean pesos 0.28%
Chile (Republic of) 1.50% 3/1/2026 (c)	CLP914,184	1,013
Chile (Republic of) 5.00% 10/1/2028	955,000	1,069
Chile (Republic of) 6.00% 4/1/2033	1,720,000	1,992
		4,074

Polish zloty 0.27%
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN4,900	1,294
Poland (Republic of), Series 1033, 6.00% 10/25/2033	9,280	2,766
		4,060

New Zealand dollars 0.20%
New Zealand 4.25% 5/15/2036	NZD3,397	1,915
New Zealand 3.25% 9/20/2050 (c)	1,729	1,025
		2,940

Turkish lira 0.12%
Turkey (Republic of), Series 2Y, 36.00% 8/12/2026	TRY70,000	1,644
Turkey (Republic of), Series 10Y, 17.80% 7/13/2033	12,175	201
		1,845

Philippine pesos 0.08%
Asian Development Bank 5.25% 4/29/2035	PHP45,900	769
Philippines (Republic of) 6.75% 9/15/2032	27,600	491
		1,260

Czech korunas 0.06%
Czech Republic 6.00% 2/26/2026	CZK17,550	857

U.S. dollars 43.50%
1261229 B.C., Ltd. 10.00% 4/15/2032 (e)	USD200	208
AAR Escrow Issuer, LLC 6.75% 3/15/2029 (e)	27	28
AbbVie, Inc. 5.05% 3/15/2034	2,790	2,868
AbbVie, Inc. 5.35% 3/15/2044	75	74
AbbVie, Inc. 5.50% 3/15/2064	150	146
ACHV ABS Trust, Series 2024-3AL, Class C, 5.68% 12/26/2031 (d)(e)	54	55

205	American Funds Insurance Series

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Advance Auto Parts, Inc. 5.95% 3/9/2028	USD45	$46
AerCap Ireland Capital DAC 2.45% 10/29/2026	2,102	2,074
Aero Capital Solutions, Inc., Term Loan, (1-month USD CME Term SOFR + 3.00%) 7.61% 11/17/2029 (e)(f)(g)(h)	442	439
Aeropuerto Internacional de Tocumen SA 5.125% 8/11/2061 (e)	660	537
AG Issuer, LLC 6.25% 3/1/2028 (e)	165	166
AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028) (a)(e)	1,147	1,218
AIB Group PLC 5.871% 3/28/2035 (USD-SOFR + 1.91% on 3/28/2034) (a)(e)	2,985	3,156
Albertsons Cos., Inc. 3.50% 3/15/2029 (e)	140	135
Albion Financing 1 SARL 7.00% 5/21/2030 (e)	200	210
Alera Group Intermediate Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 5.50%) 9.216% 5/30/2033 (g)(h)	65	66
Alfa Transmisora De Energia SA 4.55% 9/27/2051	1,295	1,047
Allegro CLO, Ltd., Series 2019-1, Class ARR, (3-month USD CME Term SOFR + 1.13%) 5.014% 4/20/2032 (d)(e)(h)	284	284
Alliance Resource Operating Partners, LP 8.625% 6/15/2029 (e)	50	53
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027 (e)	145	147
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029 (e)	120	121
Alliant Holdings Intermediate, LLC 7.00% 1/15/2031 (e)	180	187
Alliant Holdings Intermediate, LLC 6.50% 10/1/2031 (e)	65	67
Alliant Holdings Intermediate, LLC 7.375% 10/1/2032 (e)	70	73
Allied Universal Holdco, LLC 6.00% 6/1/2029 (e)	300	297
Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029 (e)	200	208
Amazon.com, Inc. 1.50% 6/3/2030	2,040	1,840
Amazon.com, Inc. 5.45% 11/20/2055	578	565
Amentum Holdings, Inc. 7.25% 8/1/2032 (e)	98	103
Amer Sports Co. 6.75% 2/16/2031 (e)	35	37
American Express Co. 5.532% 4/25/2030 (USD-SOFR + 1.09% on 4/25/2029) (a)	1,030	1,075
Amgen, Inc. 2.20% 2/21/2027	445	437
Amgen, Inc. 5.25% 3/2/2030	981	1,019
Amgen, Inc. 5.25% 3/2/2033	2,687	2,782
Amgen, Inc. 5.65% 3/2/2053	1,284	1,258
Anywhere Real Estate Group, LLC 5.75% 1/15/2029 (e)	110	107
Anywhere Real Estate Group, LLC 5.25% 4/15/2030 (e)	115	108
AP Core Holdings II, LLC, Term Loan B, (3-month USD CME Term SOFR + 5.614%) 9.331% 9/1/2027 (g)(h)	95	95
Apollo Aviation Securitization Equity Trust, Series 2025-3A, Class A, 5.243% 2/16/2050 (d)(e)	3,541	3,555
Apollo Aviation Securitization Equity Trust, Series 2025-2A, Class A, 5.522% 2/16/2050 (d)(e)	958	966
Apollo Aviation Securitization Equity Trust, Series 2025-1A, Class A, 5.943% 2/16/2050 (d)(e)	537	549
Apple Bidco, LLC, Term Loan, (3-month USD CME Term SOFR + 2.50%) 6.216% 9/23/2031 (g)(h)	144	145
Aretec Group, Inc. 7.50% 4/1/2029 (e)	245	247
Aretec Group, Inc. 10.00% 8/15/2030 (e)	45	49
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029 (e)	55	55
Ascent Resources Utica Holdings, LLC 6.625% 10/15/2032 (e)	25	26
Ascent Resources Utica Holdings, LLC 6.625% 7/15/2033 (e)	15	16
AT&T, Inc. 3.50% 9/15/2053	2,070	1,386
ATI, Inc. 7.25% 8/15/2030	60	63
Avantor Funding, Inc. 3.875% 11/1/2029 (e)	122	117
Avient Corp. 6.25% 11/1/2031 (e)	25	26
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027 (d)(e)	1,817	1,829
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029 (d)(e)	996	1,037
B&G Foods, Inc. 5.25% 9/15/2027	210	206
B&G Foods, Inc. 8.00% 9/15/2028 (e)	25	25
BAE Systems PLC 5.30% 3/26/2034 (e)	865	896
Baldwin Insurance Group Holdings, LLC 7.125% 5/15/2031 (e)	20	21
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056 (d)(h)	219	234
Bank Gospodarstwa Krajowego 5.75% 7/9/2034 (e)	950	1,001
Bank Gospodarstwa Krajowego 6.25% 7/9/2054 (e)	425	442
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031) (a)	4,040	3,614
Bank of America Corp. 5.464% 5/9/2036 (USD-SOFR + 1.64% on 5/9/2035) (a)	1,535	1,599
BAT Capital Corp. 3.215% 9/6/2026	955	950
BAT Capital Corp. 4.625% 3/22/2033	188	187

American Funds Insurance Series	206

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
BAT Capital Corp. 5.625% 8/15/2035	USD5,501	$5,733
Bath & Body Works, Inc. 6.625% 10/1/2030 (e)	120	123
Bath & Body Works, Inc. 6.875% 11/1/2035	75	76
BBVA Bancomer SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033) (a)	3,056	3,382
Becton, Dickinson and Co. 4.298% 8/22/2032	320	316
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031 (e)	400	396
Block, Inc. 5.625% 8/15/2030 (e)	40	41
Block, Inc. 6.50% 5/15/2032	240	250
BMO Mortgage Trust, Series 2024-5C8, Class AS, 5.94% 12/15/2057 (d)(h)	1,070	1,113
BMW US Capital, LLC 4.15% 4/9/2030 (e)	900	895
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028) (a)(e)	700	663
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031) (a)(e)	1,275	1,166
Boeing Co. (The) 6.259% 5/1/2027	45	46
Boeing Co. (The) 5.15% 5/1/2030	2,451	2,519
Boeing Co. (The) 3.625% 2/1/2031	718	690
Boeing Co. (The) 6.388% 5/1/2031	723	785
Boeing Co. (The) 6.528% 5/1/2034	457	506
Boeing Co. (The) 5.805% 5/1/2050	50	49
Boeing Co. (The) 6.858% 5/1/2054	526	591
Boost Newco Borrower, LLC 7.50% 1/15/2031 (e)	25	27
Borr IHC, Ltd. 10.00% 11/15/2028 (e)	277	279
Boyd Gaming Corp. 4.75% 6/15/2031 (e)	45	44
Boyne USA, Inc. 4.75% 5/15/2029 (e)	107	106
Braskem Netherlands Finance BV 4.50% 1/31/2030	2,228	873
Braskem Netherlands Finance BV 8.50% 1/12/2031	2,329	913
Braskem Netherlands Finance BV 8.50% 1/12/2031 (e)	525	206
Braskem Netherlands Finance BV 7.25% 2/13/2033	793	308
BRAVO Residential Funding Trust, Series 2025-NQM5, Class A1, 5.496% 2/25/2065 (6.496% on 5/1/2027) (a)(d)(e)	1,348	1,360
Bristol-Myers Squibb Co. 5.20% 2/22/2034	1,925	2,002
Bristol-Myers Squibb Co. 5.55% 2/22/2054	2,200	2,162
Broadcom, Inc. 4.00% 4/15/2029 (e)	250	249
Broadcom, Inc. 3.469% 4/15/2034	746	680
Broadcom, Inc. 3.137% 11/15/2035 (e)	185	159
Brookfield Property REIT, Inc. 5.75% 5/15/2026 (e)	63	63
Brown & Brown, Inc. 5.25% 6/23/2032	100	102
Brown & Brown, Inc. 6.25% 6/23/2055	70	73
Burlington Northern Santa Fe, LLC 5.50% 3/15/2055	232	229
BWX Technologies, Inc. 4.125% 4/15/2029 (e)	175	171
BX Trust, Series 2025-BIO3, Class A, 6.138% 2/10/2042 (d)(e)	1,724	1,772
BX Trust, Series 2025-ARIA, Class A, 5.031% 12/13/2042 (d)(e)(h)	3,685	3,723
BX Trust, Series 2025-VOLT, Class A, (1-month USD CME Term SOFR + 1.70%) 5.70% 12/15/2044 (d)(e)(h)	3,368	3,376
Caesars Entertainment, Inc. 7.00% 2/15/2030 (e)	64	66
Caesars Entertainment, Inc. 6.50% 2/15/2032 (e)	45	46
CaixaBank SA 5.673% 3/15/2030 (USD-SOFR + 1.78% on 3/15/2029) (a)(e)	1,633	1,697
Canadian Pacific Railway Co. 3.00% 12/2/2041	349	262
Canadian Pacific Railway Co. 3.10% 12/2/2051	1,085	721
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029 (e)	90	86
Cascade Funding Mortgage Trust, Series 2024-NR1, Class A1, 6.405% 11/25/2029 (9.405% on 11/25/2027) (a)(d)(e)	156	156
Cascade Funding Mortgage Trust, Series 2024-HB15, Class M1, 4.00% 8/25/2034 (d)(e)(h)	614	604
Cascade Funding Mortgage Trust, Series 2024-HB15, Class A, 4.00% 8/25/2034 (d)(e)(h)	90	90
Castlelake Aircraft Securitization Trust, Series 2025-1A, Class A, 5.783% 2/15/2050 (d)(e)	801	815
Caturus Energy, LLC 8.50% 2/15/2030 (e)	15	16
CCO Holdings, LLC 5.125% 5/1/2027 (e)	125	125
CCO Holdings, LLC 4.75% 3/1/2030 (e)	135	129
CCO Holdings, LLC 4.50% 8/15/2030 (e)	240	226
CCO Holdings, LLC 4.25% 2/1/2031 (e)	155	143
CCO Holdings, LLC 4.50% 6/1/2033 (e)	147	129
CCO Holdings, LLC 4.25% 1/15/2034 (e)	55	47

207	American Funds Insurance Series

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Centene Corp. 2.45% 7/15/2028	USD40	$37
Centene Corp. 4.625% 12/15/2029	35	34
Centene Corp. 2.50% 3/1/2031	65	56
Central Garden & Pet Co. 4.125% 10/15/2030	74	71
Central Garden & Pet Co. 4.125% 4/30/2031 (e)	110	104
Charter Communications Operating, LLC 3.75% 2/15/2028	2,650	2,613
Charter Communications Operating, LLC 5.85% 12/1/2035	641	640
Charter Communications Operating, LLC 4.80% 3/1/2050	384	289
Charter Communications Operating, LLC 3.70% 4/1/2051	188	119
Charter Communications Operating, LLC 3.90% 6/1/2052	458	296
Charter Communications Operating, LLC 5.25% 4/1/2053	17	13
Charter Communications Operating, LLC 6.70% 12/1/2055	3,618	3,472
Cheniere Energy Partners, LP 3.25% 1/31/2032	26	24
China Oil and Gas Group, Ltd. 4.70% 6/30/2026	1,130	1,115
Chubb INA Holdings, LLC 3.35% 5/3/2026	195	195
Chubb INA Holdings, LLC 4.35% 11/3/2045	425	371
Cipher Compute, LLC 7.125% 11/15/2030 (e)	35	36
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028 (d)(e)(h)	805	839
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040 (d)(e)(h)	1,240	1,279
Citizens Financial Group, Inc. 5.718% 7/23/2032 (USD-SOFR + 1.91% on 7/23/2031) (a)	421	442
Civitas Resources, Inc. 8.75% 7/1/2031 (e)	90	93
Civitas Resources, Inc. 9.625% 6/15/2033 (e)	15	16
Clarivate Science Holdings Corp. 3.875% 7/1/2028 (e)	45	44
Clarivate Science Holdings Corp. 4.875% 7/1/2029 (e)	5	5
Cleveland-Cliffs, Inc. 6.875% 11/1/2029 (e)	100	104
Cleveland-Cliffs, Inc. 4.875% 3/1/2031 (e)	75	72
Cloud Software Group, Inc. 6.50% 3/31/2029 (e)	235	238
Cloud Software Group, Inc. 9.00% 9/30/2029 (e)	175	182
CMS Energy Corp. 3.00% 5/15/2026	1,200	1,196
CNX Resources Corp. 7.25% 3/1/2032 (e)	110	115
Coca-Cola Co. 4.65% 8/14/2034	336	343
Coinbase Global, Inc. 3.375% 10/1/2028 (e)	55	52
Coinbase Global, Inc. 3.625% 10/1/2031 (e)	85	76
Colombia (Republic of) 3.875% 4/25/2027	350	347
Colombia (Republic of) 7.375% 4/25/2030	2,400	2,540
Colombia (Republic of) 3.125% 4/15/2031	3,000	2,607
Colombia (Republic of) 8.00% 11/14/2035	347	371
Comcast Corp. 4.80% 5/15/2033	4,100	4,137
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029 (e)	198	183
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032 (e)	67	60
Comstock Resources, Inc. 5.875% 1/15/2030 (e)	65	63
Connect Finco SARL 9.00% 9/15/2029 (e)	200	212
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 6.174% 5/25/2043 (d)(e)(h)	1,032	1,052
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, (30-day Average USD-SOFR + 3.55%) 7.424% 5/25/2043 (d)(e)(h)	804	844
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 5.774% 6/25/2043 (d)(e)(h)	503	508
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M2, (30-day Average USD-SOFR + 3.10%) 6.974% 6/25/2043 (d)(e)(h)	305	317
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 5.574% 7/25/2043 (d)(e)(h)	326	328
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M2, (30-day Average USD-SOFR + 1.80%) 5.674% 1/25/2044 (d)(e)(h)	206	207
Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M2, (30-day Average USD-SOFR + 1.65%) 5.524% 5/25/2044 (d)(e)(h)	1,148	1,153
Connecticut Avenue Securities Trust, Series 2025-R02, Class 1A1, (30-day Average USD-SOFR + 1.00%) 4.874% 2/25/2045 (d)(e)(h)	252	253
Connecticut Avenue Securities Trust, Series 2025-R02, Class 1M1, (30-day Average USD-SOFR + 1.15%) 5.024% 2/25/2045 (d)(e)(h)	437	438
Constellation Oil Services Holding SA 9.375% 11/7/2029 (e)	200	208

American Funds Insurance Series	208

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
COPT Defense Properties, LP 2.75% 4/15/2031	USD1,212	$1,107
Corebridge Financial, Inc. 3.90% 4/5/2032	748	710
CoreLogic, Inc. 4.50% 5/1/2028 (e)	384	378
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.614%) 10.331% 6/4/2029 (g)(h)	65	66
Coty, Inc. 4.75% 1/15/2029 (e)	65	64
Coty, Inc. 5.60% 1/15/2031 (e)	355	359
Cougar JV Subsidiary, LLC 8.00% 5/15/2032 (e)	65	70
CRC Insurance Group, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.422% 5/6/2032 (g)(h)	124	126
Crescent Energy Finance, LLC 9.25% 2/15/2028 (e)	128	132
Crescent Energy Finance, LLC 7.625% 4/1/2032 (e)	165	160
Crown Castle, Inc. 2.50% 7/15/2031	767	686
CSN Inova Ventures 6.75% 1/28/2028 (b)	2,740	2,542
CSX Corp. 3.80% 4/15/2050	75	57
Darling Ingredients, Inc. 6.00% 6/15/2030 (e)	10	10
DaVita, Inc. 6.75% 7/15/2033 (e)	40	42
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026) (a)	1,160	1,141
Deutsche Telekom International Finance BV 9.25% 6/1/2032	930	1,160
Diamond Sports Net, LLC, Term Loan, 15.00% PIK 1/2/2028 (g)(i)	9	3
Diebold Nixdorf, Inc. 7.75% 3/31/2030 (e)	125	133
DIRECTV Financing, LLC 5.875% 8/15/2027 (e)	21	21
DIRECTV Financing, LLC 8.875% 2/1/2030 (e)	60	61
DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.262%) 9.102% 8/2/2027 (g)(h)	5	5
DISH Network Corp. 11.75% 11/15/2027 (e)	296	308
Duke Energy Florida, LLC 4.85% 12/1/2035	175	174
Durst Commercial Mortgage Trust, Series 2025-151, Class A, 5.317% 8/10/2042 (d)(e)(h)	1,597	1,631
EchoStar Corp. 10.75% 11/30/2029	105	116
Edison International 5.25% 11/15/2028	1,862	1,888
Edison International 5.45% 6/15/2029	75	76
Edison International 6.95% 11/15/2029	350	373
Edison International 5.25% 3/15/2032	705	706
Egypt (Arab Republic of) 9.45% 2/4/2033 (e)	460	529
Electricite de France SA 5.65% 4/22/2029 (e)	800	833
Electricite de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033) (a)	435	508
Electricite de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033) (a)(e)	300	350
Element Solutions, Inc. 3.875% 9/1/2028 (e)	105	103
Ellucian Holdings, Inc. 6.50% 12/1/2029 (e)	25	26
Ellucian Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.466% 11/22/2032 (g)(h)	25	25
Endo Finance Holdings, Inc. 8.50% 4/15/2031 (e)	190	201
Endo Finance Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 7.466% 4/23/2031 (g)(h)	84	83
Enel Finance International NV 1.625% 7/12/2026 (e)	1,248	1,232
Enel Finance International NV 2.125% 7/12/2028 (e)	1,227	1,167
Enel Finance International NV 4.125% 9/30/2028 (e)	2,125	2,122
Enfragen Energia Sur SA 5.375% 12/30/2030	3,329	3,099
Enterprise Products Operating, LLC 4.95% 2/15/2035	168	170
Enviri Corp. 5.75% 7/31/2027 (e)	145	145
EQT Corp. 6.375% 4/1/2029	20	21
EQT Corp. 7.50% 6/1/2030	45	50
EquipmentShare, Series 2025-1M, Class A, 5.48% 9/26/2033 (d)(e)	498	502
EquipmentShare.com, Inc. 9.00% 5/15/2028 (e)	90	94
EquipmentShare.com, Inc. 8.625% 5/15/2032 (e)	15	16
Evergreen Credit Card Trust, Series 2025-CRT5, Class B, 5.24% 5/15/2029 (d)(e)	148	150
Exeter Automobile Receivables Trust, Series 2023-5A, Class B, 6.58% 4/17/2028 (d)	16	16
Expand Energy Corp. 4.875% 4/15/2022 (j)	915	— (k)
Expand Energy Corp. 6.75% 4/15/2029 (e)	30	30
Expand Energy Corp. 5.375% 3/15/2030	55	56
Expand Energy Corp. 4.75% 2/1/2032	15	15
Export-Import Bank of Thailand 5.354% 5/16/2029	1,420	1,472
Fair Isaac Corp. 4.00% 6/15/2028 (e)	15	15
Fair Isaac Corp. 6.00% 5/15/2033 (e)	125	129

209	American Funds Insurance Series

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Fannie Mae Pool #MA5696 7.00% 3/1/2045 (d)	USD51	$54
Fannie Mae Pool #BP5576 2.50% 6/1/2050 (d)	6	5
Fannie Mae Pool #FP0015 2.50% 9/1/2050 (d)	1	1
Fannie Mae Pool #FS9792 4.50% 12/1/2050 (d)	117	116
Fannie Mae Pool #FM9672 2.50% 12/1/2051 (d)	240	203
Fannie Mae Pool #MA4577 2.00% 4/1/2052 (d)	1,365	1,107
Fannie Mae Pool #FS9189 2.00% 5/1/2052 (d)	1,332	1,082
Fannie Mae Pool #FS3056 2.00% 10/1/2052 (d)	3,320	2,697
Fannie Mae Pool #CB4852 4.50% 10/1/2052 (d)	3,753	3,680
Fannie Mae Pool #MA4785 5.00% 10/1/2052 (d)	48	48
Fannie Mae Pool #MA4805 4.50% 11/1/2052 (d)	1,614	1,582
Fannie Mae Pool #MA4919 5.50% 2/1/2053 (d)	86	87
Fannie Mae Pool #FS4191 5.50% 3/1/2053 (d)	188	192
Fannie Mae Pool #CB5912 6.00% 3/1/2053 (d)	407	422
Fannie Mae Pool #BY0943 4.00% 4/1/2053 (d)	19	18
Fannie Mae Pool #FS4840 5.50% 5/1/2053 (d)	495	503
Fannie Mae Pool #MA5010 5.50% 5/1/2053 (d)	15	15
Fannie Mae Pool #MA5039 5.50% 6/1/2053 (d)	53	54
Fannie Mae Pool #BW9648 3.50% 7/1/2053 (d)	27	25
Fannie Mae Pool #CB6626 4.00% 7/1/2053 (d)	28	26
Fannie Mae Pool #MA5071 5.00% 7/1/2053 (d)	398	399
Fannie Mae Pool #MA5072 5.50% 7/1/2053 (d)	202	206
Fannie Mae Pool #CB7104 5.50% 9/1/2053 (d)	1,443	1,472
Fannie Mae Pool #MA5165 5.50% 10/1/2053 (d)	766	779
Fannie Mae Pool #MA5166 6.00% 10/1/2053 (d)	1,595	1,642
Fannie Mae Pool #FS6838 5.50% 11/1/2053 (d)	400	407
Fannie Mae Pool #MA5191 6.00% 11/1/2053 (d)	1,912	1,968
Fannie Mae Pool #DA4667 6.50% 1/1/2054 (d)	568	590
Fannie Mae Pool #MA5271 5.50% 2/1/2054 (d)	575	584
Fannie Mae Pool #FS6809 5.50% 2/1/2054 (d)	204	207
Fannie Mae Pool #MA5296 5.50% 3/1/2054 (d)	419	425
Fannie Mae Pool #MA5295 6.00% 3/1/2054 (d)	242	249
Fannie Mae Pool #MA5401 3.50% 4/1/2054 (d)	149	138
Fannie Mae Pool #BU4479 5.50% 4/1/2054 (d)	310	316
Fannie Mae Pool #DB2495 6.00% 5/1/2054 (d)	210	216
Fannie Mae Pool #FS8131 5.50% 6/1/2054 (d)	1,575	1,609
Fannie Mae Pool #FS8153 6.00% 6/1/2054 (d)	695	722
Fannie Mae Pool #CB8755 6.00% 6/1/2054 (d)	605	624
Fannie Mae Pool #DB6878 6.00% 6/1/2054 (d)	389	400
Fannie Mae Pool #FS8223 6.00% 6/1/2054 (d)	212	218
Fannie Mae Pool #FS8219 6.00% 6/1/2054 (d)	184	191
Fannie Mae Pool #MA5389 6.00% 6/1/2054 (d)	23	23
Fannie Mae Pool #CB8842 5.50% 7/1/2054 (d)	3,843	3,921
Fannie Mae Pool #BU4699 5.50% 7/1/2054 (d)	971	991
Fannie Mae Pool #BU4700 6.00% 7/1/2054 (d)	742	766
Fannie Mae Pool #DB5214 6.00% 7/1/2054 (d)	553	568
Fannie Mae Pool #BU4707 6.00% 7/1/2054 (d)	537	552
Fannie Mae Pool #FS8318 6.00% 7/1/2054 (d)	384	400
Fannie Mae Pool #DB6901 6.00% 7/1/2054 (d)	237	243
Fannie Mae Pool #CB8858 6.00% 7/1/2054 (d)	199	206
Fannie Mae Pool #DB7039 6.00% 7/1/2054 (d)	164	169
Fannie Mae Pool #FS8591 6.00% 7/1/2054 (d)	4	5
Fannie Mae Pool #FS8786 6.50% 7/1/2054 (d)	13	14
Fannie Mae Pool #DB7783 5.50% 8/1/2054 (d)	383	390
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (d)	461	479
Fannie Mae Pool #DB7792 6.00% 8/1/2054 (d)	322	331
Fannie Mae Pool #FS8758 6.00% 8/1/2054 (d)	284	292
Fannie Mae Pool #BU4916 6.00% 8/1/2054 (d)	216	223
Fannie Mae Pool #FS8756 6.00% 8/1/2054 (d)	186	192
Fannie Mae Pool #DC0299 6.00% 8/1/2054 (d)	185	190
Fannie Mae Pool #DB7692 6.00% 8/1/2054 (d)	179	185

American Funds Insurance Series	210

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Fannie Mae Pool #BU4968 6.00% 8/1/2054 (d)	USD150	$154
Fannie Mae Pool #DB7687 6.00% 8/1/2054 (d)	81	84
Fannie Mae Pool #DB7690 6.00% 8/1/2054 (d)	69	72
Fannie Mae Pool #DC0296 6.00% 8/1/2054 (d)	60	62
Fannie Mae Pool #FS8795 6.00% 8/1/2054 (d)	35	36
Fannie Mae Pool #MA5446 6.50% 8/1/2054 (d)	57	60
Fannie Mae Pool #DC0503 6.00% 9/1/2054 (d)	835	858
Fannie Mae Pool #FS8866 6.00% 9/1/2054 (d)	422	437
Fannie Mae Pool #MA5472 6.50% 9/1/2054 (d)	171	178
Fannie Mae Pool #DC3877 6.00% 10/1/2054 (d)	697	717
Fannie Mae Pool #MA5530 5.00% 11/1/2054 (d)	1,739	1,736
Fannie Mae Pool #MA5531 5.50% 11/1/2054 (d)	114	116
Fannie Mae Pool #MA5552 5.00% 12/1/2054 (d)	46	46
Fannie Mae Pool #MA5586 5.50% 1/1/2055 (d)	23	23
Fannie Mae Pool #DC9957 6.00% 1/1/2055 (d)	660	679
Fannie Mae Pool #MA5612 4.50% 2/1/2055 (d)	3,973	3,882
Fannie Mae Pool #MA5644 4.50% 3/1/2055 (d)	594	580
Fannie Mae Pool #MA5647 6.00% 3/1/2055 (d)	87	89
Fannie Mae Pool #FA2843 6.50% 3/1/2055 (d)	429	446
Fannie Mae Pool #MA5649 7.00% 3/1/2055 (d)	4,129	4,344
Fannie Mae Pool #MA5670 4.00% 4/1/2055 (d)	194	184
Fannie Mae Pool #MA5671 4.50% 4/1/2055 (d)	630	615
Fannie Mae Pool #DD6324 5.00% 4/1/2055 (d)	367	367
Fannie Mae Pool #MA5697 4.00% 5/1/2055 (d)	289	275
Fannie Mae Pool #MA5699 5.00% 5/1/2055 (d)	337	337
Fannie Mae Pool #MA5701 6.00% 5/1/2055 (d)	1,042	1,071
Fannie Mae Pool #MA5734 5.00% 6/1/2055 (d)	1,564	1,560
Fannie Mae Pool #MA5735 5.50% 6/1/2055 (d)	377	382
Fannie Mae Pool #MA5737 6.50% 6/1/2055 (d)	349	363
Fannie Mae Pool #DD9889 6.00% 7/1/2055 (d)	727	747
Fannie Mae Pool #MA5792 5.50% 8/1/2055 (d)	73	74
Fannie Mae Pool #DE6152 6.50% 8/1/2055 (d)	151	157
Fannie Mae Pool #DE6383 7.00% 8/1/2055 (d)	425	447
Fannie Mae Pool #MA5822 5.50% 9/1/2055 (d)	186	188
Fannie Mae Pool #MA5962 7.00% 1/1/2056 (d)	338	356
Farmer Mac Agricultural Real Estate Trust, Series 2024-2, Class B, 5.591% 8/1/2054 (d)(e)(h)	315	286
Fertitta Entertainment, LLC 6.75% 1/15/2030 (e)	25	24
Fiesta Purchaser, Inc. 7.875% 3/1/2031 (e)	150	157
Fiesta Purchaser, Inc. 9.625% 9/15/2032 (e)	30	32
Fiesta Purchaser, Inc., Term Loan B, (1-month USD CME Term SOFR + 2.75%) 6.466% 2/12/2031 (g)(h)	15	15
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 10.973% 9/13/2029 (b)(g)(h)	26	27
First Student Bidco, Inc. 4.00% 7/31/2029 (e)	45	44
FirstEnergy Corp., Series B, 3.90% 7/15/2027	1,763	1,757
Flutter Treasury DAC 5.875% 6/4/2031 (e)	200	203
Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class A, (1-month USD CME Term SOFR + 1.45%) 5.20% 12/15/2039 (d)(e)(h)	483	485
Ford Motor Co. 6.10% 8/19/2032	30	31
Ford Motor Credit Co., LLC 5.85% 5/17/2027	2,175	2,209
Ford Motor Credit Co., LLC 4.95% 5/28/2027	300	301
Ford Motor Credit Co., LLC 3.815% 11/2/2027	200	197
Ford Motor Credit Co., LLC 7.35% 11/4/2027	200	209
Ford Motor Credit Co., LLC 2.90% 2/16/2028	200	193
Ford Motor Credit Co., LLC 5.80% 3/8/2029	3,000	3,066
Ford Motor Credit Co., LLC 5.73% 9/5/2030	1,590	1,615
Ford Motor Credit Co., LLC 4.00% 11/13/2030	125	118
Ford Motor Credit Co., LLC 6.50% 2/7/2035	3,100	3,213
Ford Otomotiv Sanayi AS 7.125% 4/25/2029 (e)	255	265
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033 (d)	1,680	1,632
Freddie Mac Pool #RB5111 2.00% 5/1/2041 (d)	1,990	1,737
Freddie Mac Pool #Z40273 4.50% 10/1/2048 (d)	184	183
Freddie Mac Pool #RA6114 2.00% 2/1/2052 (d)	586	475

211	American Funds Insurance Series

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Freddie Mac Pool #QE3878 3.50% 6/1/2052 (d)	USD23	$21
Freddie Mac Pool #QE6084 5.00% 7/1/2052 (d)	860	862
Freddie Mac Pool #SD2986 3.50% 9/1/2052 (d)	827	767
Freddie Mac Pool #SD8266 4.50% 11/1/2052 (d)	356	349
Freddie Mac Pool #SD8276 5.00% 12/1/2052 (d)	947	948
Freddie Mac Pool #SD8287 4.50% 1/1/2053 (d)	2,677	2,625
Freddie Mac Pool #SD8327 3.50% 4/1/2053 (d)	23	21
Freddie Mac Pool #SD8331 5.50% 6/1/2053 (d)	240	244
Freddie Mac Pool #QG6918 3.50% 7/1/2053 (d)	91	84
Freddie Mac Pool #SD8341 5.00% 7/1/2053 (d)	21	21
Freddie Mac Pool #SD8342 5.50% 7/1/2053 (d)	648	659
Freddie Mac Pool #SD3432 6.00% 7/1/2053 (d)	163	170
Freddie Mac Pool #SD3512 6.00% 8/1/2053 (d)	54	55
Freddie Mac Pool #RA9795 4.00% 9/1/2053 (d)	34	32
Freddie Mac Pool #SD8363 6.00% 9/1/2053 (d)	613	631
Freddie Mac Pool #SD4977 5.00% 11/1/2053 (d)	11,766	11,781
Freddie Mac Pool #RJ0326 6.50% 11/1/2053 (d)	116	121
Freddie Mac Pool #SD8401 5.50% 2/1/2054 (d)	177	180
Freddie Mac Pool #SD8402 6.00% 2/1/2054 (d)	1,515	1,558
Freddie Mac Pool #QI1357 4.00% 3/1/2054 (d)	920	873
Freddie Mac Pool #QI3333 6.00% 4/1/2054 (d)	88	91
Freddie Mac Pool #SD5692 6.00% 5/1/2054 (d)	119	124
Freddie Mac Pool #RJ1855 5.00% 6/1/2054 (d)	260	261
Freddie Mac Pool #RJ1857 5.50% 6/1/2054 (d)	14,117	14,417
Freddie Mac Pool #RJ1768 5.50% 6/1/2054 (d)	772	789
Freddie Mac Pool #RJ1859 6.00% 6/1/2054 (d)	37	39
Freddie Mac Pool #RJ1963 5.50% 7/1/2054 (d)	1,019	1,039
Freddie Mac Pool #QI8872 5.50% 7/1/2054 (d)	490	500
Freddie Mac Pool #SD8447 6.00% 7/1/2054 (d)	1,278	1,313
Freddie Mac Pool #RJ1964 6.00% 7/1/2054 (d)	480	500
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (d)	469	484
Freddie Mac Pool #QI8874 6.00% 7/1/2054 (d)	310	319
Freddie Mac Pool #RJ1975 6.00% 7/1/2054 (d)	305	316
Freddie Mac Pool #SD5873 6.00% 7/1/2054 (d)	193	199
Freddie Mac Pool #SD5896 6.00% 7/1/2054 (d)	160	165
Freddie Mac Pool #RJ2243 5.50% 8/1/2054 (d)	3,336	3,397
Freddie Mac Pool #RJ2203 5.50% 8/1/2054 (d)	600	612
Freddie Mac Pool #SD6029 6.00% 8/1/2054 (d)	282	292
Freddie Mac Pool #SD8454 6.00% 8/1/2054 (d)	24	25
Freddie Mac Pool #RJ2298 5.50% 9/1/2054 (d)	609	619
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (d)	1,012	1,043
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (d)	532	550
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (d)	506	527
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (d)	487	507
Freddie Mac Pool #RJ2309 6.00% 9/1/2054 (d)	300	309
Freddie Mac Pool #SD8469 5.50% 10/1/2054 (d)	406	413
Freddie Mac Pool #SD8470 6.00% 10/1/2054 (d)	23	24
Freddie Mac Pool #RJ2851 4.50% 11/1/2054 (d)	415	405
Freddie Mac Pool #SD8475 5.50% 11/1/2054 (d)	1,073	1,089
Freddie Mac Pool #SD8491 5.00% 12/1/2054 (d)	502	501
Freddie Mac Pool #QX1414 5.50% 12/1/2054 (d)	321	326
Freddie Mac Pool #SD8493 5.50% 12/1/2054 (d)	12	12
Freddie Mac Pool #SD8496 6.00% 1/1/2055 (d)	21	22
Freddie Mac Pool #SL2928 7.00% 1/1/2055 (d)	926	975
Freddie Mac Pool #SD8501 7.00% 1/1/2055 (d)	237	249
Freddie Mac Pool #QX6724 6.00% 2/1/2055 (d)	58	60
Freddie Mac Pool #SD8507 6.00% 2/1/2055 (d)	49	50
Freddie Mac Pool #SL1094 5.00% 4/1/2055 (d)	149	149
Freddie Mac Pool #SD8525 6.00% 4/1/2055 (d)	526	540
Freddie Mac Pool #QY1579 6.50% 4/1/2055 (d)	81	85
Freddie Mac Pool #SD8532 5.00% 5/1/2055 (d)	311	311

American Funds Insurance Series	212

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Freddie Mac Pool #SD8533 5.50% 5/1/2055 (d)	USD206	$209
Freddie Mac Pool #SD8534 6.00% 5/1/2055 (d)	144	148
Freddie Mac Pool #QY4408 7.00% 5/1/2055 (d)	302	318
Freddie Mac Pool #RQ0012 5.00% 6/1/2055 (d)	438	437
Freddie Mac Pool #RQ0024 4.00% 7/1/2055 (d)	4,994	4,740
Freddie Mac Pool #RQ0026 5.00% 7/1/2055 (d)	169	169
Freddie Mac Pool #RQ0027 5.50% 7/1/2055 (d)	171	173
Freddie Mac Pool #QY7483 6.00% 7/1/2055 (d)	765	786
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1B, (30-day Average USD-SOFR + 2.90%) 6.774% 4/25/2042 (d)(e)(h)	441	452
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2025-DNA1, Class A1, (30-day Average USD-SOFR + 0.95%) 4.824% 1/25/2045 (d)(e)(h)	200	200
Frontier Communications Holdings, LLC 5.00% 5/1/2028 (e)	25	25
Frontier Communications Holdings, LLC 5.875% 11/1/2029	65	66
Frontier Communications Holdings, LLC 6.00% 1/15/2030 (e)	103	105
FXI Holdings, Inc. 16.00% PIK 11/15/2029 (14.00% on 11/15/2028) (a)(e)(i)	197	112
FXI Holdings, Inc. 11.00% 11/15/2030 (e)	337	304
Garda World Security Corp. 8.375% 11/15/2032 (e)	65	66
Gartner, Inc. 3.75% 10/1/2030 (e)	70	66
GCAT Trust, Series 2024-NQM2, Class A1, 6.085% 6/25/2059 (7.359% on 5/1/2028) (a)(d)(e)	951	962
Genesis Energy, LP 8.25% 1/15/2029	25	26
Genesis Energy, LP 8.875% 4/15/2030	38	40
Genesis Energy, LP 7.875% 5/15/2032	60	63
Georgia (Republic of) 2.75% 4/22/2026 (e)	400	396
Gilead Sciences, Inc. 5.25% 10/15/2033	1,342	1,411
Glatfelter Corp., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 8.072% 11/4/2031 (g)(h)	49	49
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026) (a)	1,080	1,061
Government National Mortgage Assn. 6.50% 1/1/2056 (d)(l)	1,708	1,766
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063 (d)	744	555
Gray Media, Inc. 5.375% 11/15/2031 (e)	19	14
Greenko Dutch BV 3.85% 3/29/2026	1,488	1,477
GreenSaif Pipelines Bidco SARL 5.853% 2/23/2036 (e)	1,645	1,723
Group 1 Automotive, Inc. 4.00% 8/15/2028 (e)	115	113
Grupo Energia Bogota SA ESP 4.875% 5/15/2030 (e)	660	654
Harvest Midstream I, LP 7.50% 9/1/2028 (e)	25	25
Harvest Midstream I, LP 7.50% 5/15/2032 (e)	25	26
Hawaii Hotel Trust, Series 2025-MAUI, Class A, (1-month USD CME Term SOFR + 1.393%) 5.143% 3/15/2042 (d)(e)(h)	1,066	1,068
HCA, Inc. 5.625% 9/1/2028	120	124
Herc Holdings, Inc. 7.00% 6/15/2030 (e)	65	68
Herc Holdings, Inc. 7.25% 6/15/2033 (e)	30	32
Hertz Vehicle Financing, LLC, Series 2024-1A, Class A, 5.44% 1/25/2029 (d)(e)	249	254
Hertz Vehicle Financing, LLC, Series 2025-1A, Class A, 4.91% 9/25/2029 (d)(e)	1,188	1,203
Hess Midstream Operations, LP 5.50% 10/15/2030 (e)	14	14
Hightower Holding, LLC 6.75% 4/15/2029 (e)	235	234
Hilcorp Energy I, LP 6.00% 4/15/2030 (e)	105	102
Hilcorp Energy I, LP 6.00% 2/1/2031 (e)	25	24
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031 (e)	115	110
Honduras (Republic of) 6.25% 1/19/2027	653	660
Houston Galleria Mall Trust, Series 2025-HGLR, Class A, 5.462% 2/5/2045 (d)(e)(h)	1,949	2,023
Howard Hughes Corp. (The) 5.375% 8/1/2028 (e)	175	176
Howard Hughes Corp. (The) 4.125% 2/1/2029 (e)	195	190
Howard Hughes Corp. (The) 4.375% 2/1/2031 (e)	120	114
Howden UK Refinance 2 PLC 8.125% 2/15/2032 (e)	200	207
HSBC Holdings PLC 4.755% 6/9/2028 (USD-SOFR + 2.11% on 6/9/2027) (a)	1,700	1,716
HSBC Holdings PLC 4.619% 11/6/2031 (USD-SOFR + 1.19% on 11/6/2030) (a)	1,020	1,023
HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033) (a)	2,000	2,283
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043) (a)	1,200	1,315
HTL Commercial Mortgage Trust, Series 2024-T53, Class A, 5.876% 5/10/2039 (d)(e)(h)	396	401
HUB International, Ltd. 7.375% 1/31/2032 (e)	130	137
HUB International, Ltd., Term Loan, (3-month USD CME Term SOFR + 2.25%) 6.12% 6/20/2030 (g)(h)	3	3

213	American Funds Insurance Series

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A, 5.467% 1/13/2040 (d)(e)(h)	USD2,712	$2,814
Hyundai Capital America 1.50% 6/15/2026 (e)	2,375	2,348
Hyundai Capital America 1.65% 9/17/2026 (e)	269	265
Hyundai Capital America 2.00% 6/15/2028 (e)	600	569
Hyundai Capital America 4.25% 9/18/2028 (e)	2,577	2,578
Hyundai Capital America 6.50% 1/16/2029 (e)	132	140
Icahn Enterprises, LP 9.75% 1/15/2029	65	65
Imprint Payments Credit Card Master Trust, Series 2025-A, Class A, 4.84% 9/15/2029 (d)(e)	480	481
Indonesia Asahan Aluminium (Persero) PT 5.45% 5/15/2030 (e)	500	516
Ingles Markets, Inc. 4.00% 6/15/2031 (e)	130	123
Intel Corp. 3.05% 8/12/2051	740	455
Intel Corp. 5.60% 2/21/2054	168	155
Intercontinental Exchange, Inc. 4.20% 3/15/2031	588	589
Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053) (a)(e)	1,500	1,784
INTOWN Mortgage Trust, Series 2025-STAY, Class A, (1-month USD CME Term SOFR + 1.35%) 5.10% 3/15/2042 (d)(e)(h)	3,679	3,688
ION Platform Finance US, Inc. 8.75% 5/1/2029 (e)	200	203
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032 (e)	55	53
Iron Mountain, Inc. 5.25% 7/15/2030 (e)	235	232
Ithaca Energy (North Sea) PLC 8.125% 10/15/2029 (e)	200	207
Jane Street Group, LLC 6.75% 5/1/2033 (e)	80	84
Jefferson Capital Holdings, LLC 8.25% 5/15/2030 (e)	80	84
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026) (a)	1,243	1,240
JPMorgan Chase & Co. 5.572% 4/22/2036 (USD-SOFR + 1.68% on 4/22/2035) (a)	3,441	3,612
JPMorgan Chase & Co. 4.81% 10/22/2036 (USD-SOFR + 1.19% on 10/22/2035) (a)	1,330	1,321
JPMorgan Chase & Co. 5.534% 11/29/2045 (USD-SOFR + 1.55% on 11/29/2044) (a)	730	742
Kaseya, Inc., Term Loan, (3-month USD CME Term SOFR + 3.00%) 6.716% 3/20/2032 (g)(h)	74	75
Kaseya, Inc., Term Loan, (3-month USD CME Term SOFR + 5.00%) 8.716% 3/20/2033 (g)(h)	50	49
KB Home 6.875% 6/15/2027	50	51
Kennedy-Wilson, Inc. 4.75% 3/1/2029	20	20
Kennedy-Wilson, Inc. 4.75% 2/1/2030	245	231
Kodiak Gas Services, LLC 7.25% 2/15/2029 (e)	10	10
Korea Electric Power Corp. 5.375% 7/31/2026 (e)	1,290	1,300
Korea Electric Power Corp. 4.75% 2/13/2028 (e)	2,250	2,286
Korea Gas Corp. 5.00% 7/8/2029 (e)	225	232
KSL Commercial Mortgage Trust, Series 2024-HT2, Class A, (1-month USD CME Term SOFR + 1.542%) 5.293% 12/15/2039 (d)(e)(h)	1,207	1,208
LAD Auto Receivables Trust, Series 2023-4, Class B, 6.39% 10/16/2028 (d)(e)	194	197
LAD Auto Receivables Trust, Series 2024-3A, Class A3, 4.52% 3/15/2029 (d)(e)	219	220
Lamar Media Corp. 3.75% 2/15/2028	10	10
Lamar Media Corp. 3.625% 1/15/2031	120	113
Lamb Weston Holdings, Inc. 4.125% 1/31/2030 (e)	30	29
LATAM Airlines Group SA 7.875% 4/15/2030 (e)	25	26
LCM Investments Holdings II, LLC 4.875% 5/1/2029 (e)	110	108
LCM Investments Holdings II, LLC 8.25% 8/1/2031 (e)	40	42
Levi Strauss & Co. 3.50% 3/1/2031 (e)	115	108
Live Nation Entertainment, Inc. 4.75% 10/15/2027 (e)	130	130
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026) (a)	7,000	6,937
Lockheed Martin Corp. 5.20% 2/15/2064	309	287
LPL Holdings, Inc. 4.375% 5/15/2031 (e)	10	10
LSB Industries, Inc. 6.25% 10/15/2028 (e)	90	90
Magnetite CLO, Ltd., Series 2019-22, Class ARR, (3-month USD CME Term SOFR + 1.25%) 5.155% 7/15/2036 (d)(e)(h)	563	563
Marriott International, Inc. 2.75% 10/15/2033	5	4
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029 (e)	45	43
Mars, Inc. 4.80% 3/1/2030 (e)	2,925	2,990
Mars, Inc. 5.00% 3/1/2032 (e)	3,575	3,686
Mars, Inc. 5.20% 3/1/2035 (e)	1,475	1,517
Marsh & McLennan Cos., Inc. 5.70% 9/15/2053	282	285

American Funds Insurance Series	214

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Mastercard, Inc. 2.00% 11/18/2031	USD600	$535
Matador Resources Co. 6.50% 4/15/2032 (e)	50	51
Matador Resources Co. 6.25% 4/15/2033 (e)	45	45
Melco Resorts Finance, Ltd. 5.625% 7/17/2027 (e)	393	393
Meta Platforms, Inc. 5.50% 11/15/2045	269	261
Meta Platforms, Inc. 5.625% 11/15/2055	576	553
Meta Platforms, Inc. 5.75% 11/15/2065	276	264
Methanex Corp. 5.125% 10/15/2027	55	55
Methanex Corp. 5.25% 12/15/2029	5	5
MFRA Trust, Series 2024-NQM3, Class A1, 5.722% 12/25/2069 (6.722% on 12/1/2028) (a)(d)(e)	1,208	1,219
MFRA Trust, Series 2025-NQM3, Class A1, 5.261% 8/25/2070 (6.261% on 7/1/2029) (a)(d)(e)	1,000	1,003
MGM Resorts International 5.50% 4/15/2027	90	91
Microchip Technology, Inc. 5.05% 2/15/2030	709	724
Mineral Resources, Ltd. 8.00% 11/1/2027 (e)	155	159
Mineral Resources, Ltd. 9.25% 10/1/2028 (e)	85	89
Minerva Luxembourg SA 8.875% 9/13/2033	2,161	2,364
Mission Lane Credit Card Master Trust, Series 2024-A, Class A1, 6.20% 8/15/2029 (d)(e)	1,094	1,101
Mission Lane Credit Card Master Trust, Series 2024-A, Class B, 6.59% 8/15/2029 (d)(e)	539	542
Mission Lane Credit Card Master Trust, Series 2025-C, Class A, 4.78% 12/16/2030 (d)(e)	472	475
Mission Lane Credit Card Master Trust, Series 2025-B, Class A, 5.06% 9/15/2031 (d)(e)	1,136	1,145
Molina Healthcare, Inc. 4.375% 6/15/2028 (e)	80	79
Molina Healthcare, Inc. 3.875% 11/15/2030 (e)	75	70
Molina Healthcare, Inc. 6.25% 1/15/2033 (e)	115	117
Moog, Inc. 4.25% 12/9/2027 (e)	120	119
Morgan Stanley 4.654% 10/18/2030 (USD-SOFR + 1.10% on 10/18/2029) (a)	3,700	3,746
Morgan Stanley 4.356% 10/22/2031 (USD-SOFR + 1.074% on 10/22/2030) (a)	1,480	1,475
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031) (a)	1,433	1,260
Motherson Global Investments BV 5.625% 7/11/2029 (e)	595	608
MPT Operating Partnership, LP 8.50% 2/15/2032 (e)	35	37
MSCI, Inc. 3.625% 11/1/2031 (e)	210	197
Multifamily Connecticut Avenue Securities, Series 2024-01, Class M7, (30-day Average USD-SOFR + 2.75%) 6.624% 7/25/2054 (d)(e)(h)	485	492
Murphy Oil Corp. 6.00% 10/1/2032	25	25
Murphy Oil USA, Inc. 4.75% 9/15/2029	48	48
Nabors Industries, Inc. 9.125% 1/31/2030 (e)	160	168
National Australia Bank, Ltd. 5.181% 6/11/2034 (e)	1,250	1,300
Navient Corp. 5.00% 3/15/2027	45	45
Navient Corp. 4.875% 3/15/2028	145	143
Navient Corp. 7.875% 6/15/2032	55	58
New York Life Global Funding 1.20% 8/7/2030 (e)	2,725	2,385
New York Life Global Funding 5.00% 1/9/2034 (e)	1,500	1,525
New York Mortgage Trust, Series 2024-CP1, Class A1, 3.75% 2/25/2068 (d)(e)(h)	515	481
Newell Brands, Inc. 8.50% 6/1/2028 (e)	30	31
Nexstar Media, Inc. 4.75% 11/1/2028 (e)	165	164
NextEra Energy Capital Holdings, Inc. 4.685% 9/1/2027	1,025	1,038
NFE Financing, LLC 12.00% 11/15/2029 (e)(j)	709	206
NGL Energy Operating, LLC 8.125% 2/15/2029 (e)	55	57
NGL Energy Operating, LLC 8.375% 2/15/2032 (e)	70	73
Nickel Industries, Ltd. 9.00% 9/30/2030 (e)	900	934
Nissan Motor Co., Ltd. 7.75% 7/17/2032 (e)	200	213
Nissan Motor Co., Ltd. 8.125% 7/17/2035 (e)	200	213
NMEF Funding, LLC, Series 2025-A, Class A2, 4.72% 7/15/2032 (d)(e)	500	502
Norfolk Southern Corp. 5.35% 8/1/2054	496	474
Northern Oil and Gas, Inc. 7.875% 10/15/2033 (e)	50	49
NOVA Chemicals Corp. 5.25% 6/1/2027 (e)	20	20
NOVA Chemicals Corp. 9.00% 2/15/2030 (e)	90	96
NuStar Logistics, LP 5.625% 4/28/2027	80	81
Occidental Petroleum Corp. 6.375% 9/1/2028	54	57
OCP SA 3.75% 6/23/2031	500	469
OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class A, 6.27% 6/17/2031 (d)(e)	269	273
OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class B, 7.15% 6/17/2031 (d)(e)	120	122

215	American Funds Insurance Series

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
OneMain Finance Corp. 7.125% 9/15/2032	USD25	$26
OneSky Flight, LLC 8.875% 12/15/2029 (e)	35	37
Onslow Bay Financial, LLC, Series 2024-NQM5, Class A1, 5.988% 1/25/2064 (6.988% on 3/1/2028) (a)(d)(e)	631	637
Onslow Bay Financial, LLC, Series 2024-NQM7, Class A1, 6.243% 3/25/2064 (7.243% on 4/1/2028) (a)(d)(e)	1,222	1,237
Onslow Bay Financial, LLC, Series 2025-NQM3, Class A1, 5.648% 12/1/2064 (6.648% on 2/1/2029) (a)(d)(e)	2,219	2,243
Onslow Bay Financial, LLC, Series 2025-NQM1, Class A1, 5.547% 12/25/2064 (6.547% on 12/1/2028) (a)(d)(e)	2,400	2,421
Open Text Corp. 3.875% 2/15/2028 (e)	25	25
Oracle Corp. 2.65% 7/15/2026	2,327	2,308
Oracle Corp. 3.25% 11/15/2027	1,880	1,840
Oracle Corp. 4.45% 9/26/2030	4,475	4,379
Oracle Corp. 3.95% 3/25/2051	22	14
Oracle Corp. 6.00% 8/3/2055	1,500	1,324
Orange 9.00% 3/1/2031 (a)	2,434	2,930
Owens & Minor, Inc. 6.625% 4/1/2030 (e)	40	26
Pacific Gas and Electric Co. 3.15% 1/1/2026	3,000	3,000
Pacific Gas and Electric Co. 4.65% 8/1/2028	542	546
Pacific Gas and Electric Co. 6.40% 6/15/2033	1,500	1,621
Pacific Gas and Electric Co. 3.30% 8/1/2040	4,525	3,437
PacifiCorp 3.30% 3/15/2051	150	96
PacifiCorp 2.90% 6/15/2052	280	164
PacifiCorp 5.35% 12/1/2053	525	462
PacifiCorp 5.50% 5/15/2054	980	877
PacifiCorp 5.80% 1/15/2055	500	467
Panama (Republic of) 3.75% 4/17/2026	465	466
Panama (Republic of) 7.50% 3/1/2031	2,325	2,583
Park Intermediate Holdings, LLC 5.875% 10/1/2028 (e)	65	65
Park Intermediate Holdings, LLC 4.875% 5/15/2029 (e)	65	64
Park Intermediate Holdings, LLC 7.00% 2/1/2030 (e)	55	57
Party City Holdings, Inc. 0% 8/27/2030 (f)	2	— (k)
PEAC Solutions Receivables, LLC, Series 2025-1A, Class A2, 4.94% 10/20/2028 (d)(e)	1,059	1,066
Performance Food Group, Inc. 5.50% 10/15/2027 (e)	11	11
Permian Resources Operating, LLC 9.875% 7/15/2031 (e)	3	3
Permian Resources Operating, LLC 7.00% 1/15/2032 (e)	25	26
Permian Resources Operating, LLC 6.25% 2/1/2033 (e)	106	109
Petroleos Mexicanos 6.84% 1/23/2030	20,114	20,438
Petroleos Mexicanos 5.95% 1/28/2031	65	63
Petroleos Mexicanos 6.70% 2/16/2032	779	777
Petroleos Mexicanos 6.95% 1/28/2060	55	45
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	2,128	2,151
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	188	178
PG&E Corp. 5.00% 7/1/2028	235	235
PG&E Corp. 5.25% 7/1/2030	175	174
PG&E Corp., junior subordinated, 7.375% 3/15/2055 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.883% on 3/15/2030) (a)	145	151
Philip Morris International, Inc. 5.125% 11/17/2027	315	322
Philip Morris International, Inc. 2.10% 5/1/2030	634	581
Philip Morris International, Inc. 5.75% 11/17/2032	1,554	1,663
Philip Morris International, Inc. 5.375% 2/15/2033	1,382	1,446
PNC Financial Services Group, Inc. 5.676% 1/22/2035 (USD-SOFR + 1.902% on 1/22/2034) (a)	375	396
POSCO 4.875% 1/23/2027 (e)	510	514
Post Holdings, Inc. 4.625% 4/15/2030 (e)	444	433
Post Holdings, Inc. 6.25% 2/15/2032 (e)	33	34
Prestige Brands, Inc. 3.75% 4/1/2031 (e)	120	113
Procter & Gamble Co. 3.00% 3/25/2030	338	326
Progress Residential Trust, Series 2025-SFR3, Class A, 3.39% 7/17/2042 (d)(e)	902	860
PRP Advisors, LLC, Series 2025-RPL3, Class A1, 3.25% 4/25/2055 (4.25% on 4/1/2028) (a)(d)(e)	403	390
PT Bank Negara Indonesia (Persero) Tbk 4.30% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.466% on 3/24/2027) (a)	2,755	2,696
PT Freeport Indonesia 5.315% 4/14/2032	449	458
Quikrete Holdings, Inc. 6.375% 3/1/2032 (e)	40	42

American Funds Insurance Series	216

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Quikrete Holdings, Inc. 6.75% 3/1/2033 (e)	USD10	$10
Radiology Partners, Inc. 9.781% PIK 2/15/2030 (e)(i)	296	285
Raizen Fuels Finance SA 6.45% 3/5/2034 (e)	910	743
Range Resources Corp. 4.75% 2/15/2030 (e)	145	143
Repsol E&P Capital Markets US, LLC 5.204% 9/16/2030 (e)	689	699
Reworld Holding Corp. 4.875% 12/1/2029 (e)	25	24
RHP Hotel Properties, LP 7.25% 7/15/2028 (e)	80	83
RHP Hotel Properties, LP 4.50% 2/15/2029 (e)	90	89
RHP Hotel Properties, LP 6.50% 6/15/2033 (e)	30	31
Rio Tinto Finance (USA) PLC 5.25% 3/14/2035	1,420	1,464
RLJ Lodging Trust, LP 4.00% 9/15/2029 (e)	25	24
Roper Technologies, Inc. 4.45% 9/15/2030	2,900	2,914
Roper Technologies, Inc. 5.10% 9/15/2035	925	932
Royal Bank of Canada 5.153% 2/4/2031 (USD-SOFR + 1.03% on 2/4/2030) (a)	1,700	1,751
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028 (e)	75	76
Royal Caribbean Cruises, Ltd. 6.00% 2/1/2033 (e)	90	93
Sabre GLBL, Inc. 11.125% 7/15/2030 (e)	25	21
Sally Holdings, LLC 6.75% 3/1/2032	107	112
Samarco Mineracao SA 9.00% PIK 6/30/2031 (5.50% PIK and 3.50% Cash on 12/30/2026) (a)(i)	3,406	3,454
Samarco Mineracao SA 9.00% PIK 6/30/2031 (5.50% PIK and 3.50% Cash on 12/30/2026) (a)(e)(i)	464	471
Sands China, Ltd. 5.40% 8/8/2028	2,710	2,763
Santander Holdings USA, Inc. 3.244% 10/5/2026	3,750	3,728
Sasol Financing USA, LLC 8.75% 5/3/2029 (b)	1,330	1,355
Sats Treasury Pte., Ltd. 4.828% 1/23/2029	350	357
Saturn Oil & Gas, Inc. 9.625% 6/15/2029 (e)	62	61
Scentre Group Trust 1 3.75% 3/23/2027 (e)	110	110
SCF Equipment Trust, LLC, Series 2025-1A, Class A3, 5.11% 11/21/2033 (d)(e)	2,846	2,909
Science Applications International Corp. 5.875% 11/1/2033 (e)	10	10
Scientific Games Holdings, LP 6.625% 3/1/2030 (e)	46	41
SCIH Salt Holdings, Inc. 4.875% 5/1/2028 (e)	115	115
Sealed Air Corp. 6.125% 2/1/2028 (e)	180	183
Sealed Air Corp. 6.50% 7/15/2032 (e)	123	128
Securitized Term Auto Receivables Trust, Series 2025-A, Class B, 5.038% 7/25/2031 (d)(e)	123	124
Securitized Term Auto Receivables Trust, Series 2025-B, Class B, 4.925% 12/29/2032 (d)(e)	630	636
Serbia (Republic of) 6.25% 5/26/2028 (e)	740	768
Service Corp. International 5.75% 10/15/2032	35	36
Service Properties Trust 0% 9/30/2027 (e)	30	27
Service Properties Trust 8.625% 11/15/2031 (e)	60	63
ServiceNow, Inc. 1.40% 9/1/2030	756	666
Sirius XM Radio, LLC 3.125% 9/1/2026 (e)	50	50
Sirius XM Radio, LLC 4.00% 7/15/2028 (e)	195	191
Sirius XM Radio, LLC 4.125% 7/1/2030 (e)	39	37
Sirius XM Radio, LLC 3.875% 9/1/2031 (e)	111	102
SK hynix, Inc. 1.50% 1/19/2026	563	562
SLM Corp. 6.50% 1/31/2030	85	88
SM Energy Co. 6.50% 7/15/2028	45	46
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 5.534% 11/15/2052 (d)(e)(h)	482	487
Sonic Automotive, Inc. 4.625% 11/15/2029 (e)	45	44
Sonic Automotive, Inc. 4.875% 11/15/2031 (e)	20	19
Southern California Edison Co. 2.85% 8/1/2029	200	190
Southern California Edison Co. 3.65% 2/1/2050	1,700	1,190
Standard Chartered PLC 5.244% 5/13/2031 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 5/13/2030) (a)(e)	1,500	1,546
Starwood Mortgage Residential Trust, Series 2025-SFR5, Class A, (1-month USD CME Term SOFR + 1.45%) 5.201% 2/17/2042 (d)(e)(h)	216	216
Starwood Property Trust, Inc. 5.25% 10/15/2028 (e)	100	101
State Street Corp. 5.146% 2/28/2036 (USD-SOFR + 1.217% on 2/28/2035) (a)	1,450	1,485
Station Casinos, LLC 6.625% 3/15/2032 (e)	35	36
Steele Creek CLO, Ltd., Series 2019-2A, Class ARR, (3-month USD CME Term SOFR + 1.00%) 4.905% 7/15/2032 (d)(e)(h)	1,439	1,437

217	American Funds Insurance Series

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Stillwater Mining Co. 4.00% 11/16/2026 (b)	USD2,090	$2,077
Sunoco, LP 7.00% 5/1/2029 (e)	30	31
Sunoco, LP 4.50% 5/15/2029	290	285
Sunoco, LP 4.50% 4/30/2030	35	34
Surgery Center Holdings, Inc. 7.25% 4/15/2032 (e)	45	46
SWCH Commercial Mortgage Trust, Series 2025-DATA, Class A, (1-month USD CME Term SOFR + 1.443%) 5.193% 2/15/2042 (d)(e)(h)	6,917	6,863
Synopsys, Inc. 5.15% 4/1/2035	1,410	1,434
Talen Energy Supply, LLC 8.625% 6/1/2030 (e)	69	73
Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 2.50%) 6.353% 5/17/2030 (g)(h)	44	44
Talos Production, Inc. 9.00% 2/1/2029 (e)	15	16
Talos Production, Inc. 9.375% 2/1/2031 (e)	55	57
Tenet Healthcare Corp. 6.125% 10/1/2028	17	17
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	455	461
Teva Pharmaceutical Finance Netherlands III BV 6.00% 12/1/2032	200	210
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	965	669
TGS ASA 8.50% 1/15/2030 (e)	200	210
Tidewater, Inc. 9.125% 7/15/2030 (e)	10	11
Tierra Mojada Luxembourg II SARL 5.75% 12/1/2040	861	848
T-Mobile USA, Inc. 2.40% 3/15/2029	1,079	1,022
T-Mobile USA, Inc. 5.65% 1/15/2053	1,400	1,355
Toronto-Dominion Bank (The) 4.783% 12/17/2029	424	435
TotalEnergies Capital SA 5.488% 4/5/2054	1,500	1,451
TransDigm, Inc. 4.875% 5/1/2029	80	80
TransDigm, Inc. 6.875% 12/15/2030 (e)	85	89
TransDigm, Inc. 6.625% 3/1/2032 (e)	45	47
TransDigm, Inc. 6.375% 5/31/2033 (e)	75	77
TransDigm, Inc. 6.75% 1/31/2034 (e)	140	146
Transocean International, Ltd. 8.75% 2/15/2030 (e)	30	31
Transocean Titan Financing, Ltd. 8.375% 2/1/2028 (e)	83	84
Transocean, Inc. 6.80% 3/15/2038	35	30
Treehouse Park Improvement Association No.1 9.75% 12/1/2033 (e)(f)	100	100
Tricon Residential Trust, Series 2023-SFR1, Class B, 5.10% 7/17/2040 (d)(e)	251	252
Tricon Residential Trust, Series 2023-SFR1, Class C, 5.10% 7/17/2040 (d)(e)	100	100
Turkey (Republic of) 7.125% 7/17/2032	1,360	1,440
U.S. Bank National Association, Series 2025-SUP1, Class B, 5.582% 2/25/2032 (d)(e)	554	557
U.S. Treasury 3.875% 5/31/2027	662	665
U.S. Treasury 3.75% 6/30/2027	30	30
U.S. Treasury 3.625% 8/31/2027 (m)	25,710	25,766
U.S. Treasury 3.50% 10/15/2028	1,281	1,280
U.S. Treasury 3.50% 11/15/2028	1,460	1,458
U.S. Treasury 3.50% 9/30/2029	399	397
U.S. Treasury 4.125% 10/31/2029	328	334
U.S. Treasury 4.00% 5/31/2030	2,995	3,034
U.S. Treasury 3.875% 6/30/2030 (m)	13,418	13,520
U.S. Treasury 3.50% 11/30/2030	1,289	1,276
U.S. Treasury 4.125% 11/30/2031	704	715
U.S. Treasury 3.875% 8/15/2034	540	532
U.S. Treasury 4.625% 2/15/2035	1,681	1,746
U.S. Treasury 4.00% 11/15/2035 (m)	7,207	7,109
U.S. Treasury 1.75% 8/15/2041	4,650	3,144
U.S. Treasury 4.75% 11/15/2043 (m)	2,650	2,654
U.S. Treasury 4.625% 5/15/2044	1,210	1,190
U.S. Treasury 3.00% 8/15/2048 (m)	5,045	3,743
U.S. Treasury 1.25% 5/15/2050	1,625	780
U.S. Treasury 4.75% 11/15/2053 (m)	4,809	4,729
U.S. Treasury 4.25% 2/15/2054	681	617
U.S. Treasury 4.625% 5/15/2054 (m)	1,836	1,772
U.S. Treasury 4.50% 11/15/2054	143	135
U.S. Treasury 4.625% 2/15/2055 (m)	2,915	2,814

American Funds Insurance Series	218

Capital World Bond Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
U.S. Treasury 4.75% 8/15/2055	USD927	$913
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2026 (c)	850	845
U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028 (c)	10,727	11,051
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051 (c)	3,539	1,913
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053 (c)	186	145
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2054 (c)(m)	2,891	2,600
U.S. Treasury Inflation-Protected Security 2.375% 2/15/2055 (c)	4,653	4,417
UKG, Inc. 6.875% 2/1/2031 (e)	77	79
Uniform Mortgage-Backed Security 2.00% 1/1/2056 (d)(l)	800	647
Uniform Mortgage-Backed Security 3.50% 1/1/2056 (d)(l)	17	16
Uniform Mortgage-Backed Security 4.50% 1/1/2056 (d)(l)	2,692	2,628
Uniform Mortgage-Backed Security 6.50% 1/1/2056 (d)(l)	164	171
Uniform Mortgage-Backed Security 7.00% 1/1/2056 (d)(l)	3,010	3,168
Uniform Mortgage-Backed Security 2.00% 2/1/2056 (d)(l)	7,290	5,893
Uniform Mortgage-Backed Security 3.50% 2/1/2056 (d)(l)	3,696	3,406
United Mexican States 5.375% 3/22/2033	765	761
United Mexican States 6.00% 5/7/2036	970	985
United Mexican States 6.338% 5/4/2053	425	406
United Natural Foods, Inc. 6.75% 10/15/2028 (e)	85	85
United Rentals (North America), Inc. 3.875% 2/15/2031	130	124
UnitedHealth Group, Inc. 5.30% 6/15/2035	1,450	1,502
UnitedHealth Group, Inc. 5.95% 6/15/2055	1,450	1,490
Univision Communications, Inc. 8.00% 8/15/2028 (e)	110	114
Univision Communications, Inc. 4.50% 5/1/2029 (e)	250	240
US Foods, Inc. 4.625% 6/1/2030 (e)	35	35
Vail Resorts, Inc. 5.625% 7/15/2030 (e)	35	36
Vail Resorts, Inc. 6.50% 5/15/2032 (e)	20	21
Valvoline, Inc. 3.625% 6/15/2031 (e)	85	78
Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 2.00%) 7.00% PIK 7/16/2026 (f)(g)(h)(i)(j)	34	11
Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 8.00%) 7.00% PIK 7/16/2026 (f)(g)(h)(i)(j)	34	11
Venator Material, LLC, Term Loan, (USD-SOFR + 10.00%) 7.00% PIK 10/12/2028 (f)(g)(h)(i)(j)	56	18
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029 (e)	35	33
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030 (e)	31	31
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031 (e)	110	100
Venture Global LNG, Inc. 8.125% 6/1/2028 (e)	80	81
Venture Global LNG, Inc. 9.875% 2/1/2032 (e)	82	85
Venture Global Plaquemines LNG, LLC 6.125% 12/15/2030 (e)	50	51
Venture Global Plaquemines LNG, LLC 7.50% 5/1/2033 (e)	55	59
Venture Global Plaquemines LNG, LLC 6.50% 1/15/2034 (e)	115	118
Venture Global Plaquemines LNG, LLC 7.75% 5/1/2035 (e)	25	27
Venture Global Plaquemines LNG, LLC 6.75% 1/15/2036 (e)	85	87
Verus Securitization Trust, Series 2024-4, Class A1, 6.218% 6/25/2069 (7.218% on 5/1/2028) (a)(d)(e)	525	532
Verus Securitization Trust, Series 2024-9, Class A1, 5.438% 11/25/2069 (d)(e)(h)	752	757
Verus Securitization Trust, Series 2025-7, Class A1, 5.129% 8/25/2070 (6.129% on 8/1/2029) (a)(d)(e)	1,418	1,424
Voyager Parent, LLC 9.25% 7/1/2032 (e)	150	159
Warrior Met Coal, Inc. 7.875% 12/1/2028 (e)	71	73
Waste Management, Inc. 3.875% 1/15/2029	50	50
Weatherford International, Ltd. 8.625% 4/30/2030 (e)	34	35
Weatherford International, Ltd. 6.75% 10/15/2033 (e)	65	67
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027) (a)	4,698	4,668
WESCO Distribution, Inc. 7.25% 6/15/2028 (e)	200	203
WESCO Distribution, Inc. 6.625% 3/15/2032 (e)	150	157
Wingspire Equipment Finance, LLC, Series 2024-1A, Class A2, 4.99% 9/20/2032 (d)(e)	99	100
WMG Acquisition Corp. 3.75% 12/1/2029 (e)	110	106
WMG Acquisition Corp. 3.00% 2/15/2031 (e)	80	75
Wolfspeed, Inc. 4.00% PIK and 9.875% Cash 6/23/2030 (b)(i)	74	81
Wynn Macau, Ltd. 6.75% 2/15/2034 (e)	875	887
Wynn Resorts Finance, LLC 7.125% 2/15/2031 (e)	43	47
		643,640
Total bonds, notes & other debt instruments (cost: $1,378,329,000)		1,345,508

219	American Funds Insurance Series

Capital World Bond Fund® (continued)
Preferred securities 0.01%	Shares	Value (000)
U.S. dollars 0.01%
ACR III LSC Holdings, LLC, Series B, preferred shares (e)(f)(n)	48	$80
Total preferred securities (cost: $50,000)		80
Common stocks 0.00%
U.S. dollars 0.00%
Altera Infrastructure, LP (f)	1,441	59
Expand Energy Corp.	45	5
Venator Materials PLC (f)(n)	232	— (k)
Total common stocks (cost: $1,019,000)		64
Rights & warrants 0.00%
U.S. dollars 0.00%
Expand Energy Corp., Class C, warrants, expire 2/9/2026 (n)	85	8
Total rights & warrants (cost: $73,000)		8
Investment funds 1.54%
Capital Group Central Corporate Bond Fund (o)	2,674,552	22,734
Total investment funds (cost: $20,987,000)		22,734
Short-term securities 7.71%
Money market investments 7.71%
Capital Group Central Cash Fund 3.79% (o)(p)	1,141,484	114,160
Total short-term securities (cost: $114,142,000)		114,160
Options purchased (equity style) 0.00%
Options purchased (equity style) *		16
Total options purchased (equity style) (cost: $81,000)		16
Total investment securities 100.19% (cost: $1,514,681,000)		1,482,570
Other assets less liabilities (0.19)%		(2,800)
Net assets 100.00%		$1,479,770
*Options purchased (equity style)

Options on foreign currencies
Description	Counterparty	Expiration date	Exercise price	Notional amount (000)	Value at 12/31/2025 (000)
Put
USD/JPY Foreign Currency Options	BNP Paribas	2/18/2026	JPY147.00	USD15,680	$16

American Funds Insurance Series	220

Capital World Bond Fund® (continued)
Options purchased (futures style)

Options on futures
Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
Put
10 Year Euro-Bund Futures Option	125	1/23/2026	EUR126.50	EUR12,500	$— (k)
Options written (futures style)

Options on futures
Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
Call
10 Year Euro-Bund Futures Option	(125)	1/23/2026	EUR131.50	EUR(12,500)	$28
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
3 Month SONIA Futures	Short	4	3/18/2026	USD(1,298)	$(2)
3 Month CORRA Futures	Long	866	6/17/2026	154,131	377
3 Month Euro EURIBOR Futures	Long	1	12/14/2026	288	— (k)
2 Year Italy Government Bond Futures	Long	274	3/10/2026	34,561	(61)
2 Year Euro-Schatz Futures	Short	61	3/10/2026	(7,655)	8
2 Year Canadian Government Bond Futures	Long	301	3/31/2026	23,159	(63)
2 Year U.S. Treasury Note Futures	Long	1,141	4/6/2026	238,228	(45)
3 Year Australian Treasury Bond Futures	Long	332	3/17/2026	23,263	16
5 Year Euro-Bobl Futures	Long	384	3/10/2026	52,420	(269)
5 Year Canadian Government Bond Futures	Long	209	3/31/2026	17,251	(152)
5 Year U.S. Treasury Note Futures	Long	482	4/6/2026	52,685	(144)
10 Year Italy Government Bond Futures	Long	82	3/10/2026	11,581	(35)
10 Year French Government Bond Futures	Short	36	3/10/2026	(5,102)	35
10 Year Euro-Bund Futures	Short	416	3/10/2026	(62,367)	460
10 Year Australian Treasury Bond Futures	Long	145	3/16/2026	10,594	50
10 Year Japanese Government Bond Futures	Short	30	3/23/2026	(25,359)	167
10 Year U.S. Treasury Note Futures	Long	161	3/31/2026	18,102	(168)
10 Year Ultra U.S. Treasury Note Futures	Long	69	3/31/2026	7,936	(67)
10 Year UK Gilt Futures	Short	31	3/31/2026	(3,818)	14
10 Year Canadian Government Bond Futures	Short	241	3/31/2026	(21,230)	331
20 Year U.S. Treasury Bond Futures	Long	153	3/31/2026	17,686	(251)
30 Year Euro-Buxl Futures	Short	54	3/10/2026	(6,988)	157
30 Year Ultra U.S. Treasury Bond Futures	Long	186	3/31/2026	21,948	(374)
					$(16)

221	American Funds Insurance Series

Capital World Bond Fund® (continued)
Forward currency contracts

Contract amount				Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Currency purchased (000)		Currency sold (000)
TRY	137,735	USD	3,157	Citibank	1/7/2026	$35
MYR	8,120	USD	1,986	BNP Paribas	1/8/2026	17
USD	1,377	MYR	5,680	JPMorgan Chase	1/8/2026	(24)
CAD	39,278	USD	28,223	Barclays Bank PLC	1/9/2026	406
GBP	9,385	USD	12,570	Bank of America	1/9/2026	81
USD	2,793	JPY	432,460	Bank of America	1/9/2026	30
CZK	117,510	USD	5,689	Bank of New York Mellon	1/9/2026	28
USD	1,032	BRL	5,550	Goldman Sachs	1/9/2026	22
CZK	49,000	USD	2,366	JPMorgan Chase	1/9/2026	18
USD	1,007	JPY	155,470	Citibank	1/9/2026	14
CZK	156,440	EUR	6,463	JPMorgan Chase	1/9/2026	13
EUR	800	USD	934	HSBC Bank	1/9/2026	7
CHF	1,007	USD	1,271	Bank of America	1/9/2026	2
USD	1,318	IDR	21,992,435	Citibank	1/9/2026	1
COP	135,700	USD	35	Citibank	1/9/2026	— (k)
IDR	14,450,980	USD	869	Goldman Sachs	1/9/2026	(3)
USD	1,002	PHP	59,200	HSBC Bank	1/9/2026	(3)
EUR	2,820	USD	3,319	Bank of America	1/9/2026	(4)
USD	7,053	INR	635,855	HSBC Bank	1/9/2026	(14)
BRL	5,610	USD	1,042	Citibank	1/9/2026	(20)
JPY	331,470	USD	2,145	Barclays Bank PLC	1/9/2026	(27)
USD	1,760	CLP	1,623,750	Citibank	1/9/2026	(43)
USD	5,157	GBP	3,860	Bank of America	1/9/2026	(46)
USD	3,577	COP	13,816,730	Citibank	1/9/2026	(64)
USD	3,707	KRW	5,484,900	Citibank	1/9/2026	(93)
USD	11,254	EUR	9,660	Citibank	1/9/2026	(103)
USD	8,919	KRW	13,061,798	Citibank	1/9/2026	(130)
SEK	46,505	USD	4,947	HSBC Bank	1/12/2026	107
NOK	68,290	USD	6,741	Bank of America	1/12/2026	34
CNH	21,500	USD	3,062	UBS AG	1/12/2026	23
USD	1,972	NZD	3,397	HSBC Bank	1/12/2026	15
EUR	5,100	CAD	8,207	HSBC Bank	1/12/2026	14
HUF	1,284,310	EUR	3,326	JPMorgan Chase	1/12/2026	13
PLN	6,680	EUR	1,573	Citibank	1/12/2026	11
SGD	1,400	USD	1,081	Citibank	1/12/2026	9
AUD	2,017	USD	1,340	HSBC Bank	1/12/2026	6
USD	5,075	PLN	18,215	BNP Paribas	1/12/2026	2
EUR	1,778	RON	9,075	Citibank	1/12/2026	(2)
USD	4,334	HUF	1,419,580	HSBC Bank	1/12/2026	(3)
USD	2,870	SGD	3,690	UBS AG	1/12/2026	(3)
USD	274	PLN	1,000	Citibank	1/12/2026	(4)
USD	2,280	CAD	3,133	HSBC Bank	1/12/2026	(4)
USD	239	ZAR	4,080	Citibank	1/12/2026	(7)
NZD	2,799	USD	1,621	Bank of America	1/12/2026	(9)
USD	2,322	NOK	23,545	HSBC Bank	1/12/2026	(14)
USD	3,684	NOK	37,576	Morgan Stanley	1/12/2026	(45)
USD	5,235	THB	166,360	Citibank	1/12/2026	(50)
USD	14,281	AUD	21,579	Morgan Stanley	1/12/2026	(121)
USD	14,447	HUF	4,788,935	Citibank	1/12/2026	(184)
EUR	22,685	USD	26,423	Goldman Sachs	1/13/2026	254
USD	1,694	EUR	1,440	HSBC Bank	1/13/2026	— (k)
THB	135,185	USD	4,307	UBS AG	1/14/2026	(13)
CNH	859,567	USD	122,304	Standard Chartered Bank	1/15/2026	1,035
USD	5,262	JPY	811,230	Citibank	1/15/2026	76
CNH	11,710	USD	1,667	Goldman Sachs	1/15/2026	13
DKK	46,980	EUR	6,289	HSBC Bank	1/15/2026	2

American Funds Insurance Series	222

Capital World Bond Fund® (continued)
Forward currency contracts (continued)

Contract amount				Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Currency purchased (000)		Currency sold (000)
USD	11,507	DKK	73,090	HSBC Bank	1/15/2026	$(3)
JPY	1,957,390	USD	12,660	Goldman Sachs	1/15/2026	(147)
JPY	3,141,727	USD	20,336	Bank of America	1/15/2026	(251)
EUR	6,922	GBP	6,085	HSBC Bank	1/16/2026	(61)
USD	7,902	GBP	5,910	Citibank	1/16/2026	(64)
GBP	4,060	EUR	4,620	HSBC Bank	1/22/2026	37
USD	8,016	GBP	5,975	Morgan Stanley	1/22/2026	(38)
USD	34,933	BRL	190,062	Citibank	1/23/2026	462
USD	772	BRL	4,280	Citibank	1/23/2026	(4)
BRL	65,500	USD	12,008	Citibank	1/23/2026	(129)
EUR	29,240	USD	34,459	Morgan Stanley	1/26/2026	(53)
EUR	23,116	USD	27,264	Standard Chartered Bank	1/29/2026	(59)
EUR	7,510	USD	8,838	Morgan Stanley	3/16/2026	19
EUR	700	USD	820	Bank of New York Mellon	3/18/2026	6
						$970
Swap contracts

Interest rate swaps
Centrally cleared interest rate swaps
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
6-month EURIBOR	Semi-annual	2.2007%	Annual	2/10/2027	EUR9,720	$(2)	$—	$(2)
6-month EURIBOR	Semi-annual	2.2032%	Annual	2/10/2027	EUR9,730	(3)	—	(3)
4.254%	Annual	SONIA	Annual	5/9/2027	GBP4,083	53	—	53
3.5175%	Annual	SOFR	Annual	8/15/2027	USD24,180	69	—	69
SOFR	Annual	3.4925%	Annual	8/19/2027	USD67,090	(167)	—	(167)
3.515%	Annual	6-month CZK-PRIBOR	Semi-annual	9/2/2027	CZK396,600	(6)	—	(6)
6-month PLN-WIBOR	Semi-annual	4.14%	Annual	9/2/2027	PLN70,510	(156)	—	(156)
SOFR	Annual	3.2685%	Annual	9/9/2027	USD88,350	88	—	88
SOFR	Annual	3.3395%	Annual	9/23/2027	USD67,500	(15)	—	(15)
1.9308%	Annual	Euro STR	Annual	9/24/2027	EUR32,500	(56)	—	(56)
SOFR	Annual	3.2355%	Annual	9/30/2027	USD37,230	50	—	50
SOFR	Annual	3.28%	Annual	12/1/2027	USD4,480	3	—	3
6-month EURIBOR	Semi-annual	2.8272%	Annual	6/18/2029	EUR5,930	(90)	—	(90)
3.4928%	Annual	SONIA	Annual	8/6/2029	GBP5,260	(19)	—	(19)
SOFR	Annual	3.4705%	Annual	2/10/2030	USD16,910	(41)	—	(41)
6-month EURIBOR	Semi-annual	2.2577%	Annual	3/5/2030	EUR2,690	29	—	29
6-month EURIBOR	Semi-annual	2.2592%	Annual	3/5/2030	EUR2,690	29	—	29
6-month EURIBOR	Semi-annual	2.2562%	Annual	3/5/2030	EUR2,690	29	—	29
3.925%	Annual	6-month NOK-NIBOR	Semi-annual	3/5/2030	NOK32,270	(19)	—	(19)
6-month EURIBOR	Semi-annual	2.1912%	Annual	3/6/2030	EUR2,500	35	—	35
4.165%	Annual	6-month NOK-NIBOR	Semi-annual	3/24/2030	NOK26,280	8	—	8
4.1703%	Annual	6-month NOK-NIBOR	Semi-annual	3/24/2030	NOK16,900	6	—	6
4.162%	Annual	6-month NOK-NIBOR	Semi-annual	3/24/2030	NOK16,890	5	—	5
4.165%	Annual	6-month NOK-NIBOR	Semi-annual	3/25/2030	NOK62,070	20	—	20
3-month SEK-STIBOR	Quarterly	2.3527%	Annual	4/22/2030	SEK67,510	39	—	39
3-month SEK-STIBOR	Quarterly	2.3532%	Annual	4/22/2030	SEK67,510	39	—	39
2.2053%	Annual	6-month EURIBOR	Semi-annual	4/22/2030	EUR6,330	(91)	—	(91)
2.2033%	Annual	6-month EURIBOR	Semi-annual	4/22/2030	EUR6,350	(92)	—	(92)

223	American Funds Insurance Series

Capital World Bond Fund® (continued)
Swap contracts (continued)

Interest rate swaps (continued)
Centrally cleared interest rate swaps (continued)
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
3-month SEK-STIBOR	Quarterly	2.2732%	Annual	8/14/2030	SEK60,130	$69	$—	$69
2.3523%	Annual	6-month EURIBOR	Semi-annual	8/14/2030	EUR5,570	(52)	—	(52)
3.8108%	Annual	6-month NOK-NIBOR	Semi-annual	8/14/2030	NOK98,800	(114)	—	(114)
6-month NOK-NIBOR	Semi-annual	3.99%	Annual	9/22/2030	NOK64,900	27	—	27
6-month NOK-NIBOR	Semi-annual	4.08%	Annual	9/23/2030	NOK64,270	3	—	3
6-month NOK-NIBOR	Semi-annual	4.09%	Annual	9/23/2030	NOK32,700	— (k)	—	— (k)
3.488%	Annual	SOFR	Annual	6/17/2031	USD941	— (k)	—	— (k)
3.43574%	Annual	SOFR	Annual	6/17/2031	USD1,098	(2)	—	(2)
2.7083%	Annual	6-month EURIBOR	Semi-annual	2/15/2035	EUR7,460	(125)	—	(125)
SOFR	Annual	3.79168%	Annual	6/17/2036	USD1,202	5	—	5
SOFR	Annual	3.801%	Annual	6/17/2036	USD1,040	3	—	3
SOFR	Annual	3.944%	Annual	9/9/2055	USD3,010	116	—	116
6-month EURIBOR	Semi-annual	2.8972%	Annual	9/11/2055	EUR1,740	139	—	139
SOFR	Annual	3.9305%	Annual	9/23/2055	USD7,440	304	—	304
6-month EURIBOR	Semi-annual	2.9287%	Annual	9/24/2055	EUR3,250	235	—	235
4.13862%	Annual	SOFR	Annual	6/17/2056	USD291	(2)	—	(2)
4.097%	Annual	SOFR	Annual	6/17/2056	USD253	(3)	—	(3)
						$348	$—	$348
Bilateral interest rate swaps
Receive		Pay		Counterparty	Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
12.215%	At maturity	BZDIOVER	At maturity	Bank of America	1/4/2027	BRL44,390	$(284)	$—	$(284)
11.22441676%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/4/2027	BRL30,865	(343)	—	(343)
11.91%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/4/2027	BRL79,860	(600)	—	(600)
11.405%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/4/2027	BRL100,270	(955)	—	(955)
14.115%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL14,440	66	—	66
14.05%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL10,600	44	—	44
14.05%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL6,440	26	—	26
11.495%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2029	BRL35,980	(513)	—	(513)
							$(2,559)	$—	$(2,559)
Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
CDX.NA.IG.45	1.00%	Quarterly	12/20/2030	USD4,422	$(100)	$(99)	$(1)
ITRAXX.EUR.44	1.00%	Quarterly	12/20/2030	EUR23,910	(648)	(603)	(45)
CDX.NA.HY.45	5.00%	Quarterly	12/20/2030	USD13,200	(1,009)	(960)	(49)
CDX.EM.44	1.00%	Quarterly	12/20/2030	9,890	106	212	(106)
					$(1,651)	$(1,450)	$(201)

American Funds Insurance Series	224

Capital World Bond Fund® (continued)
Swap contracts (continued)

Credit default swaps  (continued)
Centrally cleared credit default swaps on credit indices — sell protection
Reference index	Financing rate received	Payment frequency	Expiration date	Notional amount (q) (000)	Value at 12/31/2025 (r) (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
ITRAXX.EUR.XO.44	5.00%	Quarterly	12/20/2030	EUR4,180	$544	$520	$24
Investments in affiliates (o)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Investment funds 1.54%
Capital Group Central Corporate Bond Fund	$21,147	$1,043	$—	$—	$544	$22,734	$1,043
Short-term securities 7.71%
Money market investments 7.71%
Capital Group Central Cash Fund 3.79% (p)	23,214	581,246	490,311	(6)	17	114,160	3,583
Total 9.25%				$(6)	$561	$136,894	$4,626
Restricted securities (b)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028) (a)	5/19/2020	$5,709	$5,993	0.41%
CSN Inova Ventures 6.75% 1/28/2028	12/5/2025 - 12/11/2025	2,558	2,542	0.17
Metropolitan Life Global Funding I 0.55% 6/16/2027	12/11/2023	2,071	2,287	0.15
Stillwater Mining Co. 4.00% 11/16/2026	1/26/2024-2/20/2024	2,013	2,077	0.14
Sasol Financing USA, LLC 8.75% 5/3/2029	7/18/2023-2/16/2024	1,337	1,355	0.09
Wolfspeed, Inc. 4.00% PIK and 9.875% Cash 6/23/2030 (i)	9/29/2025	74	81	0.01
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 10.973% 9/13/2029 (g)(h)	9/13/2023	26	27	0.00 (s)
Total		$13,788	$14,362	0.97%

225	American Funds Insurance Series

Capital World Bond Fund® (continued)
(a)	Step bond; coupon rate may change at a later date.
(b)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(c)	Index-linked bond whose principal amount moves with a government price index.
(d)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(e)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $156,400,000, which represented 10.57% of the net assets of the fund.

(f)	Value determined using significant unobservable inputs.
(g)
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,355,000, which represented 0.09% of the net assets of the fund.

(h)
Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(i)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(j)	Scheduled interest and/or principal payment was not received.
(k)	Amount less than one thousand.
(l)	Represents securities transacted on a TBA basis.
(m)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $14,108,000, which represented 0.95% of the net assets of the fund.
(n)	Non-income producing.
(o)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(p)	Rate represents the seven-day yield at 12/31/2025.
(q)	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
(r)
The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

(s)	Amount less than 0.01%.

Key to abbreviation(s)
Assn. = Association
AUD = Australian dollars
BRL = Brazilian reais
BZDIOVER = Overnight Brazilian Interbank Deposit Rate
CAD = Canadian dollars
CHF = Swiss francs
CLO = Collateralized Loan Obligations
CLP = Chilean pesos
CME = CME Group
CNH = Chinese yuan renminbi
CNY = Chinese yuan renminbi
COP = Colombian pesos
CORRA = Canadian Overnight Repo Rate Average
CZK = Czech korunas
DAC = Designated Activity Company
DKK = Danish kroner
EUR = Euros

EURIBOR = Euro Interbank Offered Rate
GBP = British pounds
HUF = Hungarian forints
ICE = Intercontinental Exchange, Inc.
IDR = Indonesian rupiah
INR = Indian rupees
JPY = Japanese yen
KRW = South Korean won
MXN = Mexican pesos
MYR = Malaysian ringgits
NIBOR = Norwegian Interbank Offered Rate
NOK = Norwegian kroner
NZD = New Zealand dollars
PHP = Philippine pesos
PIK = Payment In Kind
PLN = Polish zloty
PRIBOR = Prague Interbank Offered Rate
Ref. = Refunding

REIT = Real Estate Investment Trust
Rev. = Revenue
RON = Romanian leu
SEK = Swedish kronor
SGD = Singapore dollars
SOFR = Secured Overnight Financing Rate
SONIA = Sterling Overnight Interbank Average Rate
STIBOR = Stockholm Interbank Offered Rate
STR = Short-Term Rate
TBA = To be announced
THB = Thai baht
TRY = Turkish lira
USD = U.S. dollars
UST = U.S. Treasury
WIBOR = Warsaw Interbank Offered Rate
ZAR = South African rand
Refer to the notes to financial statements.

American Funds Insurance Series	226

American High-Income Trust®
Investment portfolio December 31, 2025

Bonds, notes & other debt instruments 88.59%	Principal amount (000)	Value (000)
Corporate bonds and notes 84.57%
Communication services 14.33%
Altice France 6.50% 4/15/2032 (a)	USD3,080	$2,955
Altice France 6.875% 7/15/2032 (a)	1,295	1,243
Altice France SA 10.00% 1/15/2033 (a)	80	73
CCO Holdings, LLC 5.50% 5/1/2026 (a)	102	102
CCO Holdings, LLC 5.00% 2/1/2028 (a)	1,041	1,033
CCO Holdings, LLC 5.375% 6/1/2029 (a)	720	712
CCO Holdings, LLC 6.375% 9/1/2029 (a)	445	451
CCO Holdings, LLC 4.75% 3/1/2030 (a)	3,281	3,136
CCO Holdings, LLC 4.50% 8/15/2030 (a)	2,644	2,491
CCO Holdings, LLC 4.25% 2/1/2031 (a)	3,164	2,909
CCO Holdings, LLC 7.375% 3/1/2031 (a)	70	72
CCO Holdings, LLC 4.75% 2/1/2032 (a)	3,163	2,893
CCO Holdings, LLC 4.50% 5/1/2032	2,669	2,397
CCO Holdings, LLC 4.50% 6/1/2033 (a)	3,357	2,942
CCO Holdings, LLC 4.25% 1/15/2034 (a)	5,497	4,679
Charter Communications Operating, LLC 4.80% 3/1/2050	437	329
Charter Communications Operating, LLC 3.70% 4/1/2051	473	299
Charter Communications Operating, LLC 3.90% 6/1/2052	950	614
Charter Communications Operating, LLC 5.25% 4/1/2053	577	457
Charter Communications Operating, LLC 3.85% 4/1/2061	175	104
Clear Channel Outdoor Holdings, Inc. 7.75% 4/15/2028 (a)	670	671
Clear Channel Outdoor Holdings, Inc. 7.50% 6/1/2029 (a)	430	427
Clear Channel Outdoor Holdings, Inc. 7.125% 2/15/2031 (a)	925	972
Connect Finco SARL 9.00% 9/15/2029 (a)	7,980	8,475
CSC Holdings, LLC 5.50% 4/15/2027 (a)	230	197
Cumulus Media New Holdings, Inc. 8.00% 7/1/2029 (a)	285	78
DIRECTV Financing, LLC 5.875% 8/15/2027 (a)	2,109	2,123
DIRECTV Financing, LLC 8.875% 2/1/2030 (a)	2,865	2,902
Discovery Communications, LLC 4.125% 5/15/2029	300	290
DISH Network Corp. 11.75% 11/15/2027 (a)	11,088	11,547
EchoStar Corp. 10.75% 11/30/2029	5,568	6,162
EchoStar Corp. 6.75% Cash 11/30/2030 (b)	5,450	5,590
Embarq, LLC 7.995% 6/1/2036	4,729	1,962
Frontier Communications Holdings, LLC 5.875% 10/15/2027 (a)	445	448
Frontier Communications Holdings, LLC 6.75% 5/1/2029 (a)	3,655	3,685
Frontier Communications Holdings, LLC 5.875% 11/1/2029	2,625	2,659
Frontier Communications Holdings, LLC 6.00% 1/15/2030 (a)	3,161	3,217
Frontier Communications Holdings, LLC 8.75% 5/15/2030 (a)	50	52
Frontier Communications Holdings, LLC 8.625% 3/15/2031 (a)	225	238
Gray Media, Inc. 10.50% 7/15/2029 (a)	3,591	3,868
Gray Media, Inc. 4.75% 10/15/2030 (a)	791	614
Gray Media, Inc. 5.375% 11/15/2031 (a)	2,538	1,905
Gray Media, Inc. 9.625% 7/15/2032 (a)	3,093	3,212
Lamar Media Corp. 4.00% 2/15/2030	260	252
Lamar Media Corp. 3.625% 1/15/2031	360	339
Lamar Media Corp. 5.375% 11/1/2033 (a)	450	448
Ligado Networks, LLC 17.50% PIK 11/1/2023 (a)(b)(c)	3,296	840
Lindblad Expeditions, LLC 7.00% 9/15/2030 (a)	883	922
News Corp. 3.875% 5/15/2029 (a)	310	301
Nexstar Media, Inc. 4.75% 11/1/2028 (a)	3,780	3,755
Paramount Global 7.875% 7/30/2030	130	141
Paramount Global 6.875% 4/30/2036	490	483
Scripps Escrow II, Inc. 3.875% 1/15/2029 (a)	280	258
Sinclair Television Group, Inc. 8.125% 2/15/2033 (a)	1,120	1,171
Sirius XM Radio, LLC 3.125% 9/1/2026 (a)	1,760	1,750
Sirius XM Radio, LLC 5.00% 8/1/2027 (a)	700	704
Sirius XM Radio, LLC 4.00% 7/15/2028 (a)	3,484	3,410
Sirius XM Radio, LLC 5.50% 7/1/2029 (a)	510	514
Sirius XM Radio, LLC 4.125% 7/1/2030 (a)	3,380	3,217
Sirius XM Radio, LLC 3.875% 9/1/2031 (a)	5,536	5,102

227	American Funds Insurance Series

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Communication services (continued)
Snap, Inc. 6.875% 3/1/2033 (a)	USD1,540	$1,597
Stagwell Global, LLC 5.625% 8/15/2029 (a)	1,010	986
TEGNA, Inc. 5.00% 9/15/2029	1,151	1,142
Univision Communications, Inc. 8.00% 8/15/2028 (a)	2,180	2,259
Univision Communications, Inc. 4.50% 5/1/2029 (a)	4,970	4,778
Univision Communications, Inc. 7.375% 6/30/2030 (a)	2,552	2,603
Univision Communications, Inc. 8.50% 7/31/2031 (a)	995	1,040
Univision Communications, Inc. 9.375% 8/1/2032 (a)	3,805	4,092
Verizon Communications, Inc. 2.355% 3/15/2032	21	19
Verizon Communications, Inc. 4.75% 1/15/2033	79	79
Verizon Communications, Inc. 5.75% 11/30/2045	19	19
Verizon Communications, Inc. 5.875% 11/30/2055	48	47
Verizon Communications, Inc. 6.00% 11/30/2065	22	22
Versant Media Group, Inc. 7.25% 1/30/2031 (a)	1,265	1,306
VMED 02 UK Financing I PLC 4.25% 1/31/2031 (a)	550	502
WarnerMedia Holdings, Inc. 3.755% 3/15/2027	360	358
WarnerMedia Holdings, Inc. 4.054% 3/15/2029	2,821	2,745
WarnerMedia Holdings, Inc. 4.279% 3/15/2032	2,970	2,611
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	6,878	4,858
WarnerMedia Holdings, Inc. 5.141% 3/15/2052	326	216
WMG Acquisition Corp. 3.75% 12/1/2029 (a)	1,498	1,443
WMG Acquisition Corp. 3.875% 7/15/2030 (a)	957	919
WMG Acquisition Corp. 3.00% 2/15/2031 (a)	225	210
Ziggo BV 4.875% 1/15/2030 (a)	215	203
		148,846

Energy 12.21%
3R Lux SARL 9.75% 2/5/2031 (a)	675	695
Aker BP ASA 5.25% 10/30/2035 (a)	195	191
Antero Midstream Partners, LP 5.75% 7/1/2034 (a)	575	580
Archrock Partners, LP 6.25% 4/1/2028 (a)	255	257
Archrock Partners, LP 6.625% 9/1/2032 (a)	520	537
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029 (a)	1,855	1,867
Ascent Resources Utica Holdings, LLC 6.625% 10/15/2032 (a)	1,175	1,219
Ascent Resources Utica Holdings, LLC 6.625% 7/15/2033 (a)	1,150	1,191
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031 (a)	1,210	1,198
Blue Racer Midstream, LLC 7.00% 7/15/2029 (a)	125	131
Blue Racer Midstream, LLC 7.25% 7/15/2032 (a)	40	43
Borr IHC, Ltd. 10.00% 11/15/2028 (a)	2,010	2,023
Borr IHC, Ltd. 10.375% 11/15/2030 (a)	646	644
California Resources Corp. 8.25% 6/15/2029 (a)	520	544
Caturus Energy, LLC 8.50% 2/15/2030 (a)	1,080	1,126
Chord Energy Corp. 6.75% 3/15/2033 (a)	990	1,024
CITGO Petroleum Corp. 8.375% 1/15/2029 (a)	1,220	1,273
Civitas Resources, Inc. 5.00% 10/15/2026 (a)	585	586
Civitas Resources, Inc. 8.375% 7/1/2028 (a)	740	763
Civitas Resources, Inc. 8.625% 11/1/2030 (a)	585	614
Civitas Resources, Inc. 8.75% 7/1/2031 (a)	2,207	2,292
Civitas Resources, Inc. 9.625% 6/15/2033 (a)	290	313
CNX Midstream Partners, LP 4.75% 4/15/2030 (a)	280	273
CNX Resources Corp. 6.00% 1/15/2029 (a)	1,754	1,768
CNX Resources Corp. 7.375% 1/15/2031 (a)	931	968
CNX Resources Corp. 7.25% 3/1/2032 (a)	2,160	2,256
Comstock Resources, Inc. 6.75% 3/1/2029 (a)	405	406
Comstock Resources, Inc. 5.875% 1/15/2030 (a)	890	866
Constellation Oil Services Holding SA 9.375% 11/7/2029 (a)	1,950	2,030
Crescent Energy Finance, LLC 9.25% 2/15/2028 (a)	907	939
Crescent Energy Finance, LLC 7.625% 4/1/2032 (a)	1,635	1,586

American Funds Insurance Series	228

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Energy (continued)
Crescent Energy Finance, LLC 7.375% 1/15/2033 (a)	USD1,215	$1,154
Crescent Energy Finance, LLC 8.375% 1/15/2034 (a)	495	492
Diamond Foreign Asset Co. 8.50% 10/1/2030 (a)	420	446
DT Midstream, Inc. 4.125% 6/15/2029 (a)	1,408	1,390
DT Midstream, Inc. 4.375% 6/15/2031 (a)	307	301
Energean Israel Finance, Ltd. 5.375% 3/30/2028 (a)	775	766
Energean Israel Finance, Ltd. 5.875% 3/30/2031 (a)	1,040	1,009
Energy Transfer, LP 6.00% 2/1/2029 (a)	55	56
EQT Corp. 6.375% 4/1/2029	185	192
EQT Corp. 4.75% 1/15/2031	1,350	1,359
EQT Corp. 3.625% 5/15/2031 (a)	290	273
Expand Energy Corp. 4.875% 4/15/2022 (c)	4,300	1
Expand Energy Corp. 6.75% 4/15/2029 (a)	280	282
Expand Energy Corp. 5.375% 3/15/2030	780	791
Expand Energy Corp. 4.75% 2/1/2032	290	286
Genesis Energy, LP 7.75% 2/1/2028	72	72
Genesis Energy, LP 8.25% 1/15/2029	1,545	1,618
Genesis Energy, LP 8.875% 4/15/2030	1,225	1,295
Genesis Energy, LP 7.875% 5/15/2032	2,785	2,905
Global Partners, LP 6.875% 1/15/2029	135	137
Global Partners, LP 8.25% 1/15/2032 (a)	580	613
Global Partners, LP 7.125% 7/1/2033 (a)	385	394
Gulfport Energy Operating Corp. 6.75% 9/1/2029 (a)	395	408
Harbour Energy PLC 5.50% 10/15/2026 (a)	1,065	1,059
Harvest Midstream I, LP 7.50% 9/1/2028 (a)	1,432	1,454
Harvest Midstream I, LP 7.50% 5/15/2032 (a)	520	542
Hess Midstream Operations, LP 5.875% 3/1/2028 (a)	775	792
Hess Midstream Operations, LP 5.125% 6/15/2028 (a)	361	363
Hess Midstream Operations, LP 6.50% 6/1/2029 (a)	695	720
Hess Midstream Operations, LP 4.25% 2/15/2030 (a)	1,430	1,404
Hess Midstream Operations, LP 5.50% 10/15/2030 (a)	490	498
Hilcorp Energy I, LP 5.75% 2/1/2029 (a)	805	798
Hilcorp Energy I, LP 6.00% 4/15/2030 (a)	837	817
Hilcorp Energy I, LP 6.00% 2/1/2031 (a)	783	747
Hilcorp Energy I, LP 6.25% 4/15/2032 (a)	605	572
Hilcorp Energy I, LP 8.375% 11/1/2033 (a)	1,258	1,290
Kodiak Gas Services, LLC 7.25% 2/15/2029 (a)	350	364
Kodiak Gas Services, LLC 6.50% 10/1/2033 (a)	200	204
Kodiak Gas Services, LLC 6.75% 10/1/2035 (a)	200	206
Matador Resources Co. 6.875% 4/15/2028 (a)	275	282
Matador Resources Co. 6.50% 4/15/2032 (a)	720	731
Matador Resources Co. 6.25% 4/15/2033 (a)	1,245	1,251
Mesquite Energy, Inc. 7.25% 2/15/2023 (a)(c)	739	4
Murphy Oil Corp. 6.375% 7/15/2028	243	245
Murphy Oil Corp. 6.00% 10/1/2032	410	410
Murphy Oil USA, Inc. 3.75% 2/15/2031 (a)	820	770
Nabors Industries, Inc. 9.125% 1/31/2030 (a)	1,225	1,285
Nabors Industries, Inc. 8.875% 8/15/2031 (a)	445	432
Nabors Industries, Inc. 7.625% 11/15/2032 (a)	1,240	1,220
Nabors Industries, Ltd. 7.50% 1/15/2028 (a)	75	75
New Fortress Energy, Inc. 6.50% 9/30/2026 (a)	745	57
NFE Financing, LLC 12.00% 11/15/2029 (a)(c)	18,263	5,296
NGL Energy Operating, LLC 8.125% 2/15/2029 (a)	105	109
NGL Energy Operating, LLC 8.375% 2/15/2032 (a)	490	508
Noble Finance II, LLC 8.00% 4/15/2030 (a)	1,695	1,762
Northern Oil and Gas, Inc. 8.75% 6/15/2031 (a)	360	364
Northern Oil and Gas, Inc. 7.875% 10/15/2033 (a)	895	872
NuStar Logistics, LP 6.00% 6/1/2026	286	288
Occidental Petroleum Corp. 6.60% 3/15/2046	582	604
Occidental Petroleum Corp. 6.05% 10/1/2054	1,200	1,148

229	American Funds Insurance Series

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Energy (continued)
Permian Resources Operating, LLC 8.00% 4/15/2027 (a)	USD58	$59
Permian Resources Operating, LLC 7.00% 1/15/2032 (a)	955	999
Permian Resources Operating, LLC 6.25% 2/1/2033 (a)	1,490	1,529
Petrobras Global Finance BV 5.125% 9/10/2030	1,070	1,050
Petroleos Mexicanos 8.75% 6/2/2029	880	944
Petroleos Mexicanos 6.84% 1/23/2030	510	518
Petroleos Mexicanos 5.95% 1/28/2031	1,010	978
Petroleos Mexicanos 7.69% 1/23/2050	185	166
Petroleos Mexicanos 6.95% 1/28/2060	320	261
Range Resources Corp. 8.25% 1/15/2029	500	510
Range Resources Corp. 4.75% 2/15/2030 (a)	285	282
Seadrill Finance, Ltd. 8.375% 8/1/2030 (a)	200	208
Suburban Propane Partners, LP 5.00% 6/1/2031 (a)	335	322
Summit Midstream Holdings, LLC 8.625% 10/31/2029 (a)	1,785	1,852
Sunoco, LP 6.00% 4/15/2027	547	550
Sunoco, LP 5.875% 7/15/2027 (a)	535	538
Sunoco, LP 5.875% 3/15/2028	290	292
Sunoco, LP 7.00% 5/1/2029 (a)	300	313
Sunoco, LP 4.50% 5/15/2029	1,970	1,936
Sunoco, LP 4.50% 4/30/2030	1,880	1,837
Sunoco, LP 4.625% 5/1/2030 (a)	440	428
Sunoco, LP 5.625% 3/15/2031 (a)	925	932
Sunoco, LP 7.25% 5/1/2032 (a)	1,335	1,412
Sunoco, LP 6.625% 8/15/2032 (a)	70	72
Sunoco, LP 6.25% 7/1/2033 (a)	810	830
Sunoco, LP 5.875% 3/15/2034 (a)	810	810
Sunoco, LP 7.875% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 4.23% on 9/18/2030) (a)(d)	1,775	1,825
Talos Production, Inc. 9.00% 2/1/2029 (a)	985	1,026
Talos Production, Inc. 9.375% 2/1/2031 (a)	1,355	1,416
Targa Resources Partners, LP 5.50% 3/1/2030	327	332
Targa Resources Partners, LP 4.875% 2/1/2031	180	181
TGS ASA 8.50% 1/15/2030 (a)	710	744
Tidewater, Inc. 9.125% 7/15/2030 (a)	265	285
Transocean Aquila, Ltd. 8.00% 9/30/2028 (a)	387	398
Transocean International, Ltd. 8.75% 2/15/2030 (a)	374	391
Transocean International, Ltd. 7.875% 10/15/2032 (a)	290	304
Transocean Titan Financing, Ltd. 8.375% 2/1/2028 (a)	961	982
Transocean, Inc. 8.50% 5/15/2031 (a)	665	659
Transocean, Inc. 6.80% 3/15/2038	425	366
USA Compression Partners, LP 7.125% 3/15/2029 (a)	430	445
USA Compression Partners, LP 6.25% 10/1/2033 (a)	1,045	1,058
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029 (a)	1,070	1,004
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030 (a)	325	329
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031 (a)	1,935	1,762
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033 (a)	1,575	1,351
Venture Global LNG, Inc. 8.125% 6/1/2028 (a)	915	927
Venture Global LNG, Inc. 9.50% 2/1/2029 (a)	405	420
Venture Global LNG, Inc. 7.00% 1/15/2030 (a)	1,025	987
Venture Global LNG, Inc. 8.375% 6/1/2031 (a)	1,785	1,776
Venture Global LNG, Inc. 9.875% 2/1/2032 (a)	885	915
Venture Global LNG, Inc. 9.00% junior subordinated perpetual preferred bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.44% on 9/30/2029) (a)(d)	413	327
Venture Global Plaquemines LNG, LLC 6.125% 12/15/2030 (a)	920	937
Venture Global Plaquemines LNG, LLC 7.50% 5/1/2033 (a)	835	903
Venture Global Plaquemines LNG, LLC 6.50% 1/15/2034 (a)	1,690	1,732
Venture Global Plaquemines LNG, LLC 6.50% 6/15/2034 (a)	550	562
Venture Global Plaquemines LNG, LLC 7.75% 5/1/2035 (a)	970	1,063
Venture Global Plaquemines LNG, LLC 6.75% 1/15/2036 (a)	1,470	1,506
Vital Energy, Inc. 7.875% 4/15/2032 (a)	700	690

American Funds Insurance Series	230

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Energy (continued)
Weatherford International, Ltd. 8.625% 4/30/2030 (a)	USD1,375	$1,410
Weatherford International, Ltd. 6.75% 10/15/2033 (a)	1,030	1,055
Western Midstream Operating, LP 4.50% 3/1/2028	239	240
Western Midstream Operating, LP 5.25% 2/1/2050	300	257
Wildfire Intermediate Holdings, LLC 7.50% 10/15/2029 (a)	395	400
YPF SA 8.75% 9/11/2031	190	197
		126,776

Consumer discretionary 10.29%
Acushnet Co. 5.625% 12/1/2033 (a)	645	654
Advance Auto Parts, Inc. 5.95% 3/9/2028	953	975
Advance Auto Parts, Inc. 3.90% 4/15/2030	920	845
Advance Auto Parts, Inc. 3.50% 3/15/2032	959	817
Advance Auto Parts, Inc. 7.375% 8/1/2033 (a)	305	306
Allied Universal Holdco, LLC 4.625% 6/1/2028 (a)	555	548
Allied Universal Holdco, LLC 6.00% 6/1/2029 (a)	1,245	1,233
Allied Universal Holdco, LLC 6.875% 6/15/2030 (a)	1,375	1,432
Allied Universal Holdco, LLC 7.875% 2/15/2031 (a)	430	453
Asbury Automotive Group, Inc. 4.625% 11/15/2029 (a)	1,275	1,254
Asbury Automotive Group, Inc. 5.00% 2/15/2032 (a)	600	583
Bath & Body Works, Inc. 6.875% 11/1/2035	791	801
Bath & Body Works, Inc. 6.75% 7/1/2036	295	293
Beach Acquisition Bidco, LLC 10.75% PIK or 10.00% Cash 7/15/2033 (a)(b)	605	668
Boyd Gaming Corp. 4.75% 6/15/2031 (a)	1,330	1,300
Caesars Entertainment, Inc. 4.625% 10/15/2029 (a)	1,394	1,338
Caesars Entertainment, Inc. 7.00% 2/15/2030 (a)	1,870	1,938
Caesars Entertainment, Inc. 6.50% 2/15/2032 (a)	1,025	1,051
Caesars Entertainment, Inc. 6.00% 10/15/2032 (a)	185	180
Carnival Corp. 4.00% 8/1/2028 (a)	1,450	1,429
Carnival Corp. 5.125% 5/1/2029 (a)	870	880
Carnival Corp. 7.00% 8/15/2029 (a)	135	142
Carnival Corp. 5.75% 8/1/2032 (a)	3,044	3,128
Carnival Corp. 6.125% 2/15/2033 (a)	3,765	3,890
Cougar JV Subsidiary, LLC 8.00% 5/15/2032 (a)	575	617
Fertitta Entertainment, LLC 4.625% 1/15/2029 (a)	1,250	1,215
Fertitta Entertainment, LLC 6.75% 1/15/2030 (a)	1,760	1,675
First Student Bidco, Inc. 4.00% 7/31/2029 (a)	1,410	1,375
Flutter Treasury DAC 6.125% 6/4/2031	GBP320	435
Ford Motor Co. 3.25% 2/12/2032	USD2,790	2,460
Ford Motor Credit Co., LLC 4.271% 1/9/2027	495	493
Ford Motor Credit Co., LLC 3.815% 11/2/2027	115	113
Ford Motor Credit Co., LLC 5.918% 3/20/2028	200	205
Ford Motor Credit Co., LLC 6.798% 11/7/2028	335	352
Ford Motor Credit Co., LLC 5.113% 5/3/2029	695	696
Ford Motor Credit Co., LLC 5.875% 11/7/2029	225	231
Ford Motor Credit Co., LLC 7.20% 6/10/2030	370	397
Ford Motor Credit Co., LLC 5.73% 9/5/2030	2,263	2,299
Ford Motor Credit Co., LLC 4.00% 11/13/2030	550	520
Ford Motor Credit Co., LLC 6.05% 3/5/2031	570	586
Ford Motor Credit Co., LLC 3.625% 6/17/2031	440	403
Ford Motor Credit Co., LLC 6.532% 3/19/2032	2,185	2,286
Ford Motor Credit Co., LLC 7.122% 11/7/2033	405	435
Ford Motor Credit Co., LLC 6.125% 3/8/2034	1,955	1,987
Ford Motor Credit Co., LLC 6.50% 2/7/2035	2,755	2,855
Ford Motor Credit Co., LLC 5.869% 10/31/2035	4,390	4,337
Gap, Inc. 3.625% 10/1/2029 (a)	170	161
Gap, Inc. 3.875% 10/1/2031 (a)	108	100
General Motors Financial Co., Inc. 5.90% 1/7/2035	530	553

231	American Funds Insurance Series

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Consumer discretionary (continued)
Genting New York, LLC 7.25% 10/1/2029 (a)	USD1,440	$1,478
Great Canadian Gaming Corp. 8.75% 11/15/2029 (a)	1,790	1,809
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031 (a)	1,045	1,001
Hilton Domestic Operating Co., Inc. 5.75% 9/15/2033 (a)	655	671
Hilton Domestic Operating Co., Inc. 5.50% 3/31/2034 (a)	290	292
Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029 (a)	591	574
Hyundai Capital America 1.65% 9/17/2026 (a)	70	69
International Game Technology PLC 5.25% 1/15/2029 (a)	1,065	1,066
KB Home 6.875% 6/15/2027	220	225
KB Home 7.25% 7/15/2030	330	341
Kontoor Brands, Inc. 4.125% 11/15/2029 (a)	370	354
LCM Investments Holdings II, LLC 4.875% 5/1/2029 (a)	3,405	3,357
LCM Investments Holdings II, LLC 8.25% 8/1/2031 (a)	1,365	1,445
Levi Strauss & Co. 3.50% 3/1/2031 (a)	1,315	1,230
Light and Wonder International, Inc. 6.25% 10/1/2033 (a)	395	400
Lithia Motors, Inc. 3.875% 6/1/2029 (a)	1,090	1,055
Lithia Motors, Inc. 5.50% 10/1/2030 (a)	625	630
Lithia Motors, Inc. 4.375% 1/15/2031 (a)	700	673
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029 (a)	455	435
MGM Resorts International 5.50% 4/15/2027	200	202
Newell Brands, Inc. 8.50% 6/1/2028 (a)	580	609
Newell Brands, Inc. 6.625% 9/15/2029	570	569
Newell Brands, Inc. 6.375% 5/15/2030	1,150	1,125
Newell Brands, Inc. 6.625% 5/15/2032	1,995	1,938
Newell Brands, Inc. 7.375% 4/1/2036	635	597
Newell Brands, Inc. 7.50% 4/1/2046	285	238
Nissan Motor Acceptance Co., LLC 5.30% 9/13/2027 (a)	400	401
Nissan Motor Acceptance Co., LLC 6.125% 9/30/2030 (a)	1,585	1,586
Nissan Motor Acceptance Corp. 1.85% 9/16/2026 (a)	350	343
Nissan Motor Co., Ltd. 4.345% 9/17/2027 (a)	355	350
Nissan Motor Co., Ltd. 7.50% 7/17/2030 (a)	1,695	1,780
Nissan Motor Co., Ltd. 7.75% 7/17/2032 (a)	1,665	1,770
Nissan Motor Co., Ltd. 8.125% 7/17/2035 (a)	4,190	4,456
Party City Holdings, Inc. 0% 10/12/2028 (e)	500	— (f)
Party City Holdings, Inc. 0% 8/27/2030 (e)	2,510	50
PENN Entertainment, Inc. 4.125% 7/1/2029 (a)	15	14
RHP Hotel Properties, LP 7.25% 7/15/2028 (a)	492	508
RHP Hotel Properties, LP 4.50% 2/15/2029 (a)	660	654
RHP Hotel Properties, LP 6.50% 6/15/2033 (a)	585	611
Royal Caribbean Cruises, Ltd. 5.375% 1/15/2036	171	172
Sally Holdings, LLC 6.75% 3/1/2032	2,887	3,018
Scientific Games Holdings, LP 6.625% 3/1/2030 (a)	550	489
Sekisui House U.S., Inc. 6.00% 1/15/2043	803	752
Service Corp. International 3.375% 8/15/2030	190	178
Service Corp. International 4.00% 5/15/2031	515	493
Somnigroup International, Inc. 4.00% 4/15/2029 (a)	95	93
Sonic Automotive, Inc. 4.625% 11/15/2029 (a)	1,981	1,946
Sonic Automotive, Inc. 4.875% 11/15/2031 (a)	2,364	2,293
Station Casinos, LLC 6.625% 3/15/2032 (a)	320	329
TopBuild Corp. 5.625% 1/31/2034 (a)	885	896
Travel + Leisure Co. 4.50% 12/1/2029 (a)	995	975
Travel + Leisure Co. 4.625% 3/1/2030 (a)	200	196
Universal Entertainment Corp. 9.875% 8/1/2029 (a)	2,720	2,672
Vail Resorts, Inc. 5.625% 7/15/2030 (a)	315	321
Vail Resorts, Inc. 6.50% 5/15/2032 (a)	555	576
Valvoline, Inc. 3.625% 6/15/2031 (a)	630	580
Wand NewCo 3, Inc. 7.625% 1/30/2032 (a)	10	11
Wayfair, Inc. 6.75% 11/15/2032 (a)	120	124
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028 (a)	555	550
Wynn Resorts Finance, LLC 5.125% 10/1/2029 (a)	352	354

American Funds Insurance Series	232

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Consumer discretionary (continued)
Wynn Resorts Finance, LLC 7.125% 2/15/2031 (a)	USD487	$527
Wynn Resorts Finance, LLC 6.25% 3/15/2033 (a)	720	737
ZF North America Capital, Inc. 7.50% 3/24/2031 (a)	700	708
		106,820

Financials 9.73%
AG Issuer, LLC 6.25% 3/1/2028 (a)	751	757
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027 (a)	555	554
Alliant Holdings Intermediate, LLC 6.75% 4/15/2028 (a)	305	312
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029 (a)	1,745	1,753
Alliant Holdings Intermediate, LLC 7.00% 1/15/2031 (a)	660	685
Alliant Holdings Intermediate, LLC 6.50% 10/1/2031 (a)	1,045	1,078
Alliant Holdings Intermediate, LLC 7.375% 10/1/2032 (a)	3,585	3,722
AmWINS Group, Inc. 4.875% 6/30/2029 (a)	1,650	1,624
Ardonagh Finco, Ltd. 7.75% 2/15/2031 (a)	1,095	1,149
Ardonagh Group Finance, Ltd. 8.875% 2/15/2032 (a)	2,015	2,102
Aretec Group, Inc. 7.50% 4/1/2029 (a)	3,193	3,222
Aretec Group, Inc. 10.00% 8/15/2030 (a)	680	735
Asurion, LLC 8.00% 12/31/2032 (a)	715	742
Blackstone Private Credit Fund 5.95% 7/16/2029	296	302
Blackstone Private Credit Fund 6.00% 11/22/2034	795	803
Block, Inc. 2.75% 6/1/2026	510	507
Block, Inc. 5.625% 8/15/2030 (a)	1,145	1,169
Block, Inc. 3.50% 6/1/2031	1,660	1,561
Block, Inc. 6.50% 5/15/2032	920	957
Block, Inc. 6.00% 8/15/2033 (a)	565	580
Blue Owl Credit Income Corp. 6.65% 3/15/2031	380	392
Cipher Compute, LLC 7.125% 11/15/2030 (a)	470	479
Coinbase Global, Inc. 3.375% 10/1/2028 (a)	4,216	4,020
Coinbase Global, Inc. 3.625% 10/1/2031 (a)	2,544	2,270
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029 (a)	3,769	3,499
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032 (a)	731	659
Freedom Mortgage Holdings, LLC 6.875% 5/1/2031 (a)	725	726
FS KKR Capital Corp. 6.125% 1/15/2031	540	527
Hightower Holding, LLC 6.75% 4/15/2029 (a)	1,140	1,137
Hightower Holding, LLC 9.125% 1/31/2030 (a)	195	208
Howden UK Refinance PLC 7.25% 2/15/2031 (a)	1,100	1,133
HUB International, Ltd. 7.25% 6/15/2030 (a)	857	900
HUB International, Ltd. 7.375% 1/31/2032 (a)	1,265	1,328
ION Platform Finance US, Inc. 8.75% 5/1/2029 (a)	3,875	3,930
ION Platform Finance US, Inc. 9.50% 5/30/2029 (a)	2,825	2,864
ION Platform Finance US, Inc. 9.00% 8/1/2029 (a)	1,550	1,533
ION Platform Finance US, Inc. 7.875% 9/30/2032 (a)	2,515	2,390
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032 (a)	1,520	1,452
Jane Street Group, LLC 7.125% 4/30/2031 (a)	136	143
Jane Street Group, LLC 6.75% 5/1/2033 (a)	1,860	1,943
Jefferson Capital Holdings, LLC 8.25% 5/15/2030 (a)	245	258
LPL Holdings, Inc. 4.375% 5/15/2031 (a)	715	697
MSCI, Inc. 3.875% 2/15/2031 (a)	510	490
MSCI, Inc. 3.625% 11/1/2031 (a)	256	240
Navient Corp. 6.75% 6/15/2026	510	517
Navient Corp. 5.00% 3/15/2027	2,253	2,259
Navient Corp. 4.875% 3/15/2028	550	544
Navient Corp. 5.50% 3/15/2029	4,240	4,212
Navient Corp. 9.375% 7/25/2030	1,907	2,121
Navient Corp. 11.50% 3/15/2031	880	986
Navient Corp. 7.875% 6/15/2032	2,445	2,561
Navient Corp. 5.625% 8/1/2033	2,548	2,332

233	American Funds Insurance Series

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Financials (continued)
OneMain Finance Corp. 3.875% 9/15/2028	USD165	$161
OneMain Finance Corp. 6.625% 5/15/2029	1,055	1,094
OneMain Finance Corp. 5.375% 11/15/2029	1,155	1,156
OneMain Finance Corp. 7.875% 3/15/2030	915	968
OneMain Finance Corp. 6.125% 5/15/2030	1,885	1,926
OneMain Finance Corp. 4.00% 9/15/2030	245	231
OneMain Finance Corp. 7.50% 5/15/2031	125	132
OneMain Finance Corp. 7.125% 11/15/2031	1,335	1,395
OneMain Finance Corp. 7.125% 9/15/2032	1,975	2,054
OneMain Finance Corp. 6.50% 3/15/2033	1,055	1,068
OneMain Finance Corp. 6.75% 9/15/2033	695	705
Osaic Financial Services, Inc. 6.50% 11/30/2027	6	139
Osaic Holdings, Inc. 6.75% 8/1/2032 (a)	765	800
Osaic Holdings, Inc. 8.00% 8/1/2033 (a)	1,575	1,647
Oxford Finance, LLC 6.375% 2/1/2027 (a)	1,488	1,493
Panther Escrow Issuer, LLC 7.125% 6/1/2031 (a)	845	876
PennyMac Financial Services, Inc. 6.875% 5/15/2032 (a)	440	461
PennyMac Financial Services, Inc. 6.875% 2/15/2033 (a)	520	543
Planet Financial Group, LLC 10.50% 12/15/2029 (a)	51	54
Rocket Companies, Inc. 7.125% 2/1/2032 (a)	380	400
Rocket Mortgage, LLC 2.875% 10/15/2026 (a)	520	513
Ryan Specialty, LLC 4.375% 2/1/2030 (a)	720	708
Ryan Specialty, LLC 5.875% 8/1/2032 (a)	805	823
SLM Corp. 6.50% 1/31/2030	680	705
Starwood Property Trust, Inc. 4.375% 1/15/2027 (a)	655	651
Starwood Property Trust, Inc. 5.25% 10/15/2028 (a)	1,015	1,026
Starwood Property Trust, Inc. 7.25% 4/1/2029 (a)	600	634
Starwood Property Trust, Inc. 6.50% 7/1/2030 (a)	410	429
Starwood Property Trust, Inc. 6.50% 10/15/2030 (a)	385	402
Voyager Parent, LLC 9.25% 7/1/2032 (a)	4,020	4,268
WEX, Inc. 6.50% 3/15/2033 (a)	550	565
		101,091

Materials 7.67%
Alliance Resource Operating Partners, LP 8.625% 6/15/2029 (a)	975	1,032
AmeriTex HoldCo Intermediate, LLC, 7.625% 8/15/2033 (a)	495	523
ArcelorMittal SA 7.00% 10/15/2039	488	551
ArcelorMittal SA 6.75% 3/1/2041	825	905
Ardagh Metal Packaging Finance PLC 4.00% 9/1/2029 (a)	1,280	1,206
Avient Corp. 6.25% 11/1/2031 (a)	225	231
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031 (a)	240	253
Axalta Coating Systems, LLC 4.75% 6/15/2027 (a)	460	461
Ball Corp. 6.00% 6/15/2029	350	360
Ball Corp. 2.875% 8/15/2030	160	148
Ball Corp. 3.125% 9/15/2031	1,235	1,139
Ball Corp. 5.50% 9/15/2033	1,765	1,801
BHP Billiton Finance (USA), Ltd. 5.75% 9/5/2055	36	37
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029 (a)	2,075	1,987
Capstone Copper Corp. 6.75% 3/31/2033 (a)	245	254
Celanese US Holdings, LLC 6.665% 7/15/2027	45	46
Celanese US Holdings, LLC 6.50% 4/15/2030	520	523
Celanese US Holdings, LLC 7.05% 11/15/2030	265	279
Celanese US Holdings, LLC 7.00% 2/15/2031	675	692
Celanese US Holdings, LLC 6.75% 4/15/2033	1,615	1,608
Celanese US Holdings, LLC 7.20% 11/15/2033	70	74
Celanese US Holdings, LLC 7.375% 2/15/2034	560	569
Century Aluminum Co. 6.875% 8/1/2032 (a)	400	413
Cleveland-Cliffs, Inc. 4.625% 3/1/2029 (a)	2,036	2,007

American Funds Insurance Series	234

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Materials (continued)
Cleveland-Cliffs, Inc. 6.875% 11/1/2029 (a)	USD2,404	$2,492
Cleveland-Cliffs, Inc. 6.75% 4/15/2030 (a)	1,105	1,138
Cleveland-Cliffs, Inc. 4.875% 3/1/2031 (a)	2,025	1,951
Cleveland-Cliffs, Inc. 7.50% 9/15/2031 (a)	1,930	2,037
Cleveland-Cliffs, Inc. 7.00% 3/15/2032 (a)	2,035	2,088
Cleveland-Cliffs, Inc. 7.375% 5/1/2033 (a)	290	302
Cleveland-Cliffs, Inc. 7.625% 1/15/2034 (a)	1,175	1,229
Commercial Metals Co. 5.75% 11/15/2033 (a)	560	573
Commercial Metals Co. 6.00% 12/15/2035 (a)	1,160	1,190
Consolidated Energy Finance SA 5.625% 10/15/2028 (a)	655	427
Consolidated Energy Finance SA 12.00% 2/15/2031 (a)	3,465	2,454
CVR Partners, LP 6.125% 6/15/2028 (a)	485	488
First Quantum Minerals, Ltd. 9.375% 3/1/2029 (a)	3,490	3,679
First Quantum Minerals, Ltd. 7.25% 2/15/2034 (a)	490	516
Freeport-McMoRan, Inc. 4.25% 3/1/2030	432	429
Freeport-McMoRan, Inc. 5.45% 3/15/2043	381	369
FXI Holdings, Inc. 16.00% PIK 11/15/2029 (14.00% on 11/15/2028) (a)(b)(d)	6,093	3,473
FXI Holdings, Inc. 11.00% 11/15/2030 (a)	10,551	9,496
Graphic Packaging International, LLC 3.75% 2/1/2030 (a)	420	399
Graphic Packaging International, LLC 6.375% 7/15/2032 (a)	590	602
INEOS Finance PLC 6.75% 5/15/2028 (a)	500	445
INEOS Finance PLC 7.50% 4/15/2029 (a)	285	248
JH North America Holdings, Inc. 5.875% 1/31/2031 (a)	510	521
JH North America Holdings, Inc. 6.125% 7/31/2032 (a)	805	827
LSB Industries, Inc. 6.25% 10/15/2028 (a)	130	130
LYB International Finance III, LLC 5.125% 1/15/2031	16	16
Magnera Corp. 4.75% 11/15/2029 (a)	425	393
Methanex Corp. 5.125% 10/15/2027	2,415	2,430
Methanex Corp. 5.25% 12/15/2029	747	754
Methanex Corp. 5.65% 12/1/2044	465	417
Methanex US Operations, Inc. 6.25% 3/15/2032 (a)	1,415	1,458
Minera Mexico, SA de CV, 5.625% 2/12/2032 (a)	200	207
Mineral Resources, Ltd. 8.00% 11/1/2027 (a)	2,079	2,127
Mineral Resources, Ltd. 9.25% 10/1/2028 (a)	1,820	1,912
Mineral Resources, Ltd. 8.50% 5/1/2030 (a)	750	781
NOVA Chemicals Corp. 8.50% 11/15/2028 (a)	245	256
NOVA Chemicals Corp. 4.25% 5/15/2029 (a)	425	416
NOVA Chemicals Corp. 9.00% 2/15/2030 (a)	2,100	2,245
NOVA Chemicals Corp. 7.00% 12/1/2031 (a)	665	711
Novelis Corp. 3.875% 8/15/2031 (a)	497	453
Olin Corp. 6.625% 4/1/2033 (a)	80	80
Quikrete Holdings, Inc. 6.375% 3/1/2032 (a)	560	583
Quikrete Holdings, Inc. 6.75% 3/1/2033 (a)	995	1,040
Samarco Mineracao SA 9.00% PIK 6/30/2031 (5.50% PIK and 3.50% Cash on 12/30/2026) (a)(b)(d)	1,611	1,634
Samarco Mineracao SA 9.00% PIK 6/30/2031 (5.50% PIK and 3.50% Cash on 12/30/2026) (b)(d)	683	693
SCIH Salt Holdings, Inc. 4.875% 5/1/2028 (a)	1,310	1,315
Solstice Advanced Materials, Inc. 5.625% 9/30/2033 (a)	900	909
Synergy Infrastructure Holdings, LLC 7.875% 12/1/2030 (a)	325	338
Trident TPI Holdings, Inc. 12.75% 12/31/2028 (a)	470	482
Trivium Packaging Finance BV 8.25% 7/15/2030 (a)	526	564
Trivium Packaging Finance BV 12.25% 1/15/2031 (a)	1,015	1,102
Vale Overseas, Ltd. 6.00% 2/25/2056 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.431% on 2/25/2031) (a)(d)	200	200
Veritiv Operating Co. 10.50% 11/30/2030 (a)	780	840
Warrior Met Coal, Inc. 7.875% 12/1/2028 (a)	598	612
Westlake Corp. 5.55% 11/15/2035	54	54
Westlake Corp. 6.375% 11/15/2055	40	39
		79,663

235	American Funds Insurance Series

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)

Health care 7.45%
1261229 B.C., Ltd. 10.00% 4/15/2032 (a)	USD4,173	$4,343
AdaptHealth, LLC 6.125% 8/1/2028 (a)	285	288
AdaptHealth, LLC 4.625% 8/1/2029 (a)	1,105	1,075
AdaptHealth, LLC 5.125% 3/1/2030 (a)	1,425	1,397
Amneal Pharmaceuticals, LLC 6.875% 8/1/2032 (a)	495	523
AthenaHealth Group, Inc. 6.50% 2/15/2030 (a)	590	589
Avantor Funding, Inc. 4.625% 7/15/2028 (a)	2,040	2,031
Avantor Funding, Inc. 3.875% 11/1/2029 (a)	620	596
Bausch + Lomb Corp. 8.375% 10/1/2028 (a)	205	214
Bausch Health Americas, Inc. 8.50% 1/31/2027 (a)	1,786	1,770
Bausch Health Cos., Inc. 5.00% 1/30/2028 (a)	442	387
Bausch Health Cos., Inc. 4.875% 6/1/2028 (a)	455	408
Bausch Health Cos., Inc. 11.00% 9/30/2028 (a)	216	224
Bausch Health Cos., Inc. 7.25% 5/30/2029 (a)	20	16
Bausch Health Cos., Inc. 5.25% 1/30/2030 (a)	682	481
Bausch Health Cos., Inc. 5.25% 2/15/2031 (a)	592	388
Centene Corp. 4.625% 12/15/2029	945	917
Centene Corp. 3.375% 2/15/2030	42	39
Centene Corp. 2.50% 3/1/2031	1,125	972
Centene Corp. 2.625% 8/1/2031	100	86
Charles River Laboratories International, Inc. 4.25% 5/1/2028 (a)	186	184
CHS / Community Health Systems, Inc. 6.00% 1/15/2029 (a)	805	808
CHS / Community Health Systems, Inc. 5.25% 5/15/2030 (a)	2,360	2,221
CHS / Community Health Systems, Inc. 4.75% 2/15/2031 (a)	1,020	909
CHS / Community Health Systems, Inc. 10.875% 1/15/2032 (a)	162	177
DaVita, Inc. 4.625% 6/1/2030 (a)	1,365	1,328
DaVita, Inc. 3.75% 2/15/2031 (a)	875	810
DaVita, Inc. 6.875% 9/1/2032 (a)	2,255	2,349
DaVita, Inc. 6.75% 7/15/2033 (a)	2,035	2,112
Endo Finance Holdings, Inc. 8.50% 4/15/2031 (a)	2,565	2,714
Grifols SA 4.75% 10/15/2028 (a)	1,590	1,571
Grifols SA 7.50% 5/1/2030	EUR410	507
HCA, Inc. 4.625% 3/15/2052	USD233	190
HCA, Inc. 7.50% 11/15/2095	210	229
Insulet Corp. 6.50% 4/1/2033 (a)	57	60
IQVIA, Inc. 6.25% 6/1/2032 (a)	1,475	1,543
Jazz Securities DAC 4.375% 1/15/2029 (a)	506	499
Medline Borrower, LP 3.875% 4/1/2029 (a)	2,330	2,276
Medline Borrower, LP 6.25% 4/1/2029 (a)	914	946
Medline Borrower, LP 5.25% 10/1/2029 (a)	1,470	1,479
Molina Healthcare, Inc. 4.375% 6/15/2028 (a)	1,115	1,097
Molina Healthcare, Inc. 3.875% 11/15/2030 (a)	1,349	1,253
Molina Healthcare, Inc. 6.50% 2/15/2031 (a)	960	987
Molina Healthcare, Inc. 3.875% 5/15/2032 (a)	3,565	3,245
Molina Healthcare, Inc. 6.25% 1/15/2033 (a)	1,385	1,413
Owens & Minor, Inc. 4.50% 3/31/2029 (a)	2,122	1,442
Owens & Minor, Inc. 6.625% 4/1/2030 (a)	6,277	4,011
Perrigo Finance Unlimited Co. 6.125% 9/30/2032	400	390
Radiology Partners, Inc. 9.781% PIK 2/15/2030 (a)(b)	2,278	2,196
Radiology Partners, Inc. 8.50% 7/15/2032 (a)	2,945	3,080
Sotera Health Holdings, LLC 7.375% 6/1/2031 (a)	635	667
Surgery Center Holdings, Inc. 7.25% 4/15/2032 (a)	855	866
Team Health Holdings, Inc. 8.375% 6/30/2028 (a)	260	264
Tenet Healthcare Corp. 5.125% 11/1/2027	80	80
Tenet Healthcare Corp. 4.25% 6/1/2029	1,785	1,760
Tenet Healthcare Corp. 4.375% 1/15/2030	895	879
Tenet Healthcare Corp. 6.75% 5/15/2031	1,070	1,114
Tenet Healthcare Corp. 6.875% 11/15/2031	100	110
Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027	452	454
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028	415	431

American Funds Insurance Series	236

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Health care (continued)
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	USD6,990	$7,075
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	400	441
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031	1,159	1,336
Teva Pharmaceutical Finance Netherlands III BV 6.00% 12/1/2032	1,345	1,413
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	1,377	1,043
Teva Pharmaceutical Finance Netherlands IV BV 5.75% 12/1/2030	610	633
		77,336

Real estate 6.36%
Anywhere Real Estate Group, LLC 5.75% 1/15/2029 (a)	1,408	1,369
Anywhere Real Estate Group, LLC 5.25% 4/15/2030 (a)	917	860
Anywhere Real Estate Group, LLC 7.00% 4/15/2030 (a)	160	160
Brookfield Property REIT, Inc. 5.75% 5/15/2026 (a)	739	735
Forestar Group, Inc. 5.00% 3/1/2028 (a)	92	92
Forestar Group, Inc. 6.50% 3/15/2033 (a)	1,900	1,939
Howard Hughes Corp. (The) 5.375% 8/1/2028 (a)	150	151
Howard Hughes Corp. (The) 4.125% 2/1/2029 (a)	2,763	2,687
Howard Hughes Corp. (The) 4.375% 2/1/2031 (a)	4,043	3,853
Hudson Pacific Properties, LP 5.95% 2/15/2028	200	197
Hudson Pacific Properties, LP 3.25% 1/15/2030	430	364
Iron Mountain, Inc. 5.00% 7/15/2028 (a)	367	367
Iron Mountain, Inc. 7.00% 2/15/2029 (a)	210	216
Iron Mountain, Inc. 5.25% 7/15/2030 (a)	3,225	3,189
Iron Mountain, Inc. 4.50% 2/15/2031 (a)	1,995	1,903
Iron Mountain, Inc. 5.625% 7/15/2032 (a)	220	217
Kennedy-Wilson, Inc. 4.75% 3/1/2029	1,785	1,742
Kennedy-Wilson, Inc. 4.75% 2/1/2030	2,645	2,495
Kennedy-Wilson, Inc. 5.00% 3/1/2031	2,430	2,287
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029 (a)	565	559
Ladder Capital Finance Holdings LLLP 5.50% 8/1/2030	38	39
Ladder Capital Finance Holdings LLLP 7.00% 7/15/2031 (a)	215	228
MPT Operating Partnership, LP 5.00% 10/15/2027	9,703	9,405
MPT Operating Partnership, LP 4.625% 8/1/2029	335	281
MPT Operating Partnership, LP 3.50% 3/15/2031	1,524	1,109
MPT Operating Partnership, LP 8.50% 2/15/2032 (a)	4,629	4,947
Park Intermediate Holdings, LLC 5.875% 10/1/2028 (a)	370	371
Park Intermediate Holdings, LLC 4.875% 5/15/2029 (a)	820	801
Park Intermediate Holdings, LLC 7.00% 2/1/2030 (a)	740	762
Pebblebrook Hotel, LP 6.375% 10/15/2029 (a)	655	673
RLJ Lodging Trust, LP 3.75% 7/1/2026 (a)	45	45
RLJ Lodging Trust, LP 4.00% 9/15/2029 (a)	460	437
SBA Communications Corp. 3.125% 2/1/2029	131	126
Service Properties Trust 4.95% 2/15/2027	841	845
Service Properties Trust 0% 9/30/2027 (a)	1,175	1,063
Service Properties Trust 5.50% 12/15/2027	750	741
Service Properties Trust 3.95% 1/15/2028	3,031	2,864
Service Properties Trust 8.375% 6/15/2029	2,655	2,672
Service Properties Trust 4.95% 10/1/2029	3,518	3,069
Service Properties Trust 4.375% 2/15/2030	3,180	2,697
Service Properties Trust 8.625% 11/15/2031 (a)	4,850	5,104
Service Properties Trust 8.875% 6/15/2032	1,385	1,367
Trust Fibra Uno 7.70% 1/23/2032 (a)	405	444
VICI Properties, LP 3.875% 2/15/2029 (a)	625	614
		66,086

Information technology 6.20%
Amphenol Corp. 4.125% 11/15/2030	120	119

237	American Funds Insurance Series

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Information technology (continued)
ams-OSRAM AG 12.25% 3/30/2029 (a)	USD3,050	$3,255
Booz Allen Hamilton, Inc. 3.875% 9/1/2028 (a)	60	59
Cloud Software Group, Inc. 6.50% 3/31/2029 (a)	2,150	2,180
Cloud Software Group, Inc. 9.00% 9/30/2029 (a)	5,185	5,404
Cloud Software Group, Inc. 8.25% 6/30/2032 (a)	1,935	2,023
Cloud Software Group, Inc. 6.625% 8/15/2033 (a)	1,755	1,740
CommScope Technologies, LLC 5.00% 3/15/2027 (a)	1,350	1,348
CommScope, LLC 8.25% 3/1/2027 (a)	1,254	1,265
CommScope, LLC 7.125% 7/1/2028 (a)	1,107	1,114
CommScope, LLC 4.75% 9/1/2029 (a)	103	103
CommScope, LLC 9.50% 12/15/2031 (a)	425	430
Diebold Nixdorf, Inc. 7.75% 3/31/2030 (a)	5,475	5,840
Ellucian Holdings, Inc. 6.50% 12/1/2029 (a)	275	281
Fair Isaac Corp. 4.00% 6/15/2028 (a)	1,175	1,163
Fair Isaac Corp. 6.00% 5/15/2033 (a)	2,200	2,267
Fortress Intermediate 3, Inc. 7.50% 6/1/2031 (a)	440	460
Gen Digital, Inc. 6.25% 4/1/2033 (a)	725	751
Hughes Satellite Systems Corp. 5.25% 8/1/2026	5,511	5,270
Hughes Satellite Systems Corp. 6.625% 8/1/2026	6,124	5,599
Imola Merger Corp. 4.75% 5/15/2029 (a)	300	296
Intel Corp. 3.05% 8/12/2051	150	92
Intel Corp. 5.60% 2/21/2054	253	234
McAfee Corp. 7.375% 2/15/2030 (a)	275	240
NCR Atleos Corp. 9.50% 4/1/2029 (a)	1,785	1,938
NCR Voyix Corp. 5.125% 4/15/2029 (a)	343	342
Pagaya US Holding Co., LLC 8.875% 8/1/2030 (a)	700	611
Qnity Electronics, Inc. 5.75% 8/15/2032 (a)	120	123
Qnity Electronics, Inc. 6.25% 8/15/2033 (a)	120	125
Shift4 Payments, LLC 6.75% 8/15/2032 (a)	985	1,018
Synaptics, Inc. 4.00% 6/15/2029 (a)	375	363
UKG, Inc. 6.875% 2/1/2031 (a)	1,325	1,363
Unisys Corp. 10.625% 1/15/2031 (a)	1,875	1,922
Viasat, Inc. 5.625% 4/15/2027 (a)	5,540	5,553
Viasat, Inc. 6.50% 7/15/2028 (a)	1,195	1,163
Viasat, Inc. 7.50% 5/30/2031 (a)	2,234	2,127
Viavi Solutions, Inc. 3.75% 10/1/2029 (a)	230	220
VoltaGrid, LLC 7.375% 11/1/2030 (a)	410	406
Wolfspeed, Inc. 4.00% PIK and 9.875% Cash 6/23/2030 (b)(g)	2,579	2,811
WULF Compute, LLC 7.75% 10/15/2030 (a)	2,410	2,485
X.AI Corp. 12.50% 6/30/2030	200	213
Ziff Davis, Inc. 4.625% 10/15/2030 (a)	125	119
		64,435

Industrials 5.71%
AAR Escrow Issuer, LLC 6.75% 3/15/2029 (a)	261	270
ADT Security Corp. 4.125% 8/1/2029 (a)	200	196
AECOM 6.00% 8/1/2033 (a)	45	46
Albion Financing 1 SARL 7.00% 5/21/2030 (a)	645	676
Allison Transmission, Inc. 3.75% 1/30/2031 (a)	1,045	985
Allison Transmission, Inc. 5.875% 12/1/2033 (a)	315	320
Amentum Holdings, Inc. 7.25% 8/1/2032 (a)	1,265	1,334
ATI, Inc. 4.875% 10/1/2029	690	691
ATI, Inc. 5.125% 10/1/2031	775	776
Avis Budget Car Rental, LLC 5.75% 7/15/2027 (a)	767	771
Avis Budget Car Rental, LLC 4.75% 4/1/2028 (a)	55	54
Avis Budget Car Rental, LLC 5.375% 3/1/2029 (a)	925	903
Avis Budget Car Rental, LLC 8.00% 2/15/2031 (a)	445	458
Avis Budget Group, Inc. 5.75% 7/15/2027 (a)	61	61

American Funds Insurance Series	238

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Industrials (continued)
Axon Enterprise, Inc. 6.125% 3/15/2030 (a)	USD1,205	$1,247
Axon Enterprise, Inc. 6.25% 3/15/2033 (a)	1,230	1,285
BWX Technologies, Inc. 4.125% 6/30/2028 (a)	165	163
BWX Technologies, Inc. 4.125% 4/15/2029 (a)	335	327
Carpenter Technology Corp. 5.625% 3/1/2034 (a)	525	534
Clarivate Science Holdings Corp. 3.875% 7/1/2028 (a)	915	889
Clarivate Science Holdings Corp. 4.875% 7/1/2029 (a)	890	842
Clean Harbors, Inc. 5.125% 7/15/2029 (a)	160	160
Clean Harbors, Inc. 5.75% 10/15/2033 (a)	1,815	1,866
CoreLogic, Inc. 4.50% 5/1/2028 (a)	3,294	3,243
Enviri Corp. 5.75% 7/31/2027 (a)	800	801
EquipmentShare.com, Inc. 9.00% 5/15/2028 (a)	3,655	3,803
EquipmentShare.com, Inc. 8.625% 5/15/2032 (a)	744	787
EquipmentShare.com, Inc. 8.00% 3/15/2033 (a)	201	212
FTAI Aviation Investors, LLC 7.875% 12/1/2030 (a)	45	48
Garda World Security Corp. 6.50% 1/15/2031 (a)	785	804
Garda World Security Corp. 8.375% 11/15/2032 (a)	1,275	1,301
Herc Holdings, Inc. 6.625% 6/15/2029 (a)	455	474
Herc Holdings, Inc. 7.00% 6/15/2030 (a)	890	937
Herc Holdings, Inc. 5.75% 3/15/2031 (a)	30	30
Herc Holdings, Inc. 7.25% 6/15/2033 (a)	1,585	1,682
Herc Holdings, Inc. 6.00% 3/15/2034 (a)	30	30
Hertz Corp. (The) 4.625% 12/1/2026 (a)	258	247
Icahn Enterprises, LP 6.25% 5/15/2026	273	274
Icahn Enterprises, LP 5.25% 5/15/2027	3,754	3,705
Icahn Enterprises, LP 9.75% 1/15/2029	735	734
Icahn Enterprises, LP 4.375% 2/1/2029	855	741
Icahn Enterprises, LP 10.00% 11/15/2029 (a)	90	90
Miter Brands Acquisition Holdco, Inc. 6.75% 4/1/2032 (a)	309	317
Moog, Inc. 4.25% 12/9/2027 (a)	395	391
NESCO Holdings II, Inc. 5.50% 4/15/2029 (a)	1,080	1,065
OneSky Flight, LLC 8.875% 12/15/2029 (a)	360	385
Pitney Bowes, Inc. 6.875% 3/15/2027 (a)	600	603
QXO Building Products, Inc. 6.75% 4/30/2032 (a)	1,495	1,563
Reworld Holding Corp. 4.875% 12/1/2029 (a)	1,010	972
Sabre GLBL, Inc. 11.125% 7/15/2030 (a)	1,090	905
Science Applications International Corp. 5.875% 11/1/2033 (a)	505	512
Sensata Technologies, Inc. 3.75% 2/15/2031 (a)	795	747
SkyMiles IP, Ltd. 4.75% 10/20/2028 (a)	440	443
Spirit AeroSystems, Inc. 4.60% 6/15/2028	798	799
Standard Building Solutions, Inc. 6.50% 8/15/2032 (a)	435	448
Standard Building Solutions, Inc. 6.25% 8/1/2033 (a)	1,515	1,548
Standard Building Solutions, Inc. 5.875% 3/15/2034 (a)	120	120
Texas Combined Tirz I, LLC 0% 12/7/2062 (a)(e)	98	98
TransDigm, Inc. 6.75% 8/15/2028 (a)	75	76
TransDigm, Inc. 4.625% 1/15/2029	180	179
TransDigm, Inc. 6.875% 12/15/2030 (a)	355	372
TransDigm, Inc. 6.625% 3/1/2032 (a)	1,775	1,849
TransDigm, Inc. 6.00% 1/15/2033 (a)	905	927
TransDigm, Inc. 6.375% 5/31/2033 (a)	2,900	2,978
TransDigm, Inc. 6.25% 1/31/2034 (a)	1,190	1,235
TransDigm, Inc. 6.75% 1/31/2034 (a)	3,705	3,862
United Rentals (North America), Inc. 6.00% 12/15/2029 (a)	115	118
United Rentals (North America), Inc. 3.875% 2/15/2031	745	711
United Rentals (North America), Inc. 6.125% 3/15/2034 (a)	310	323
Waste Pro USA, Inc. 7.00% 2/1/2033 (a)	225	232
WESCO Distribution, Inc. 6.625% 3/15/2032 (a)	425	444
WESCO Distribution, Inc. 6.375% 3/15/2033 (a)	320	334
		59,353

239	American Funds Insurance Series

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)

Consumer staples 3.10%
Albertsons Cos., Inc. 5.875% 2/15/2028 (a)	USD400	$403
Albertsons Cos., Inc. 3.50% 3/15/2029 (a)	1,428	1,373
Albertsons Cos., Inc. 4.875% 2/15/2030 (a)	1,620	1,609
Albertsons Cos., Inc. 5.50% 3/31/2031 (a)	605	612
Albertsons Cos., Inc. 5.75% 3/31/2034 (a)	535	538
Amer Sports Co. 6.75% 2/16/2031 (a)	765	803
B&G Foods, Inc. 5.25% 9/15/2027	2,103	2,061
B&G Foods, Inc. 8.00% 9/15/2028 (a)	3,880	3,822
Central Garden & Pet Co. 4.125% 10/15/2030	755	725
Central Garden & Pet Co. 4.125% 4/30/2031 (a)	2,150	2,036
Coty, Inc. 4.75% 1/15/2029 (a)	1,185	1,169
Coty, Inc. 6.625% 7/15/2030 (a)	380	391
Coty, Inc. 5.60% 1/15/2031 (a)	90	91
Darling Ingredients, Inc. 6.00% 6/15/2030 (a)	485	493
Fiesta Purchaser, Inc. 7.875% 3/1/2031 (a)	915	958
Fiesta Purchaser, Inc. 9.625% 9/15/2032 (a)	725	762
Ingles Markets, Inc. 4.00% 6/15/2031 (a)	370	351
Lamb Weston Holdings, Inc. 4.875% 5/15/2028 (a)	75	75
Lamb Weston Holdings, Inc. 4.125% 1/31/2030 (a)	1,145	1,109
Lamb Weston Holdings, Inc. 4.375% 1/31/2032 (a)	855	815
Mars, Inc. 4.60% 3/1/2028 (a)	150	152
Mars, Inc. 5.20% 3/1/2035 (a)	45	46
Mars, Inc. 5.70% 5/1/2055 (a)	45	45
Opal Bidco SAS 6.50% 3/31/2032 (a)	460	471
Philip Morris International, Inc. 3.875% 10/27/2028	195	195
Philip Morris International, Inc. 4.00% 10/29/2030	118	117
Post Holdings, Inc. 4.625% 4/15/2030 (a)	1,815	1,769
Post Holdings, Inc. 4.50% 9/15/2031 (a)	1,145	1,087
Post Holdings, Inc. 6.25% 2/15/2032 (a)	920	946
Post Holdings, Inc. 6.375% 3/1/2033 (a)	415	420
Post Holdings, Inc. 6.50% 3/15/2036 (a)	1,110	1,112
Prestige Brands, Inc. 5.125% 1/15/2028 (a)	338	339
Prestige Brands, Inc. 3.75% 4/1/2031 (a)	1,275	1,195
TreeHouse Foods, Inc. 4.00% 9/1/2028	2,200	2,195
United Natural Foods, Inc. 6.75% 10/15/2028 (a)	963	969
US Foods, Inc. 4.625% 6/1/2030 (a)	510	504
US Foods, Inc. 5.75% 4/15/2033 (a)	470	479
		32,237

Utilities 1.47%
AmeriGas Partners, LP 5.75% 5/20/2027	302	304
Calpine Corp. 4.50% 2/15/2028 (a)	150	150
Calpine Corp. 5.125% 3/15/2028 (a)	105	105
CMS Energy Corp., junior subordinated, 6.50% 6/1/2055 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.961% on 6/1/2035) (d)	470	484
Emera, Inc. 6.75% 6/15/2076 (3-month USD CME Term SOFR + 5.702% on 6/15/2026) (d)	1,155	1,165
Exelon Corp., junior subordinated, 6.50% 3/15/2055 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.975% on 3/15/2035) (d)	350	364
FirstEnergy Corp. 2.25% 9/1/2030	820	743
Ithaca Energy (North Sea) PLC 8.125% 10/15/2029 (a)	355	368
Long Ridge Energy, LLC 8.75% 2/15/2032 (a)	1,935	2,061
Pacific Gas and Electric Co. 5.05% 10/15/2032	120	121
Pacific Gas and Electric Co. 3.30% 8/1/2040	280	213
Pacific Gas and Electric Co. 4.95% 7/1/2050	745	631
Pacific Gas and Electric Co. 3.50% 8/1/2050	1,305	882
Pacific Gas and Electric Co. 6.10% 10/15/2055	200	196
PG&E Corp. 5.00% 7/1/2028	390	390
PG&E Corp. 5.25% 7/1/2030	2,960	2,941

American Funds Insurance Series	240

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds and notes (continued)
Utilities (continued)
PG&E Corp., junior subordinated, 7.375% 3/15/2055 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.883% on 3/15/2030) (d)	USD2,050	$2,136
Talen Energy Supply, LLC 8.625% 6/1/2030 (a)	1,307	1,384
Vistra Operations Co., LLC 4.375% 5/1/2029 (a)	175	173
XPLR Infrastructure Operating Partners, LP 8.375% 1/15/2031 (a)	395	415
		15,226

Municipals 0.05%
I-20 Lancaster Fund, LLC 12.00% 1/15/2035 (a)	546	541
Total corporate bonds and notes		878,410
Loans 3.92%
Information technology 0.90%
CommScope, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.466% 12/17/2029 (h)(i)	645	647
Ellucian Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.466% 11/22/2032 (h)(i)	130	131
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 10.973% 9/13/2029 (g)(h)(i)	1,000	1,007
Finastra USA, Inc., Term Loan, (1-month USD CME Term SOFR + 4.00%) 7.688% 7/30/2032 (h)(i)	2,885	2,829
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%) 10.723% 9/15/2033 (h)(i)	80	79
Kaseya, Inc., Term Loan, (3-month USD CME Term SOFR + 3.00%) 6.716% 3/20/2032 (h)(i)	620	622
Kaseya, Inc., Term Loan, (3-month USD CME Term SOFR + 5.00%) 8.716% 3/20/2033 (h)(i)	875	857
Viasat, Inc., Term Loan B, (1-month USD CME Term SOFR + 4.614%) 8.331% 3/2/2029 (h)(i)	2,087	2,084
Viasat, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 8.348% 5/30/2030 (h)(i)	1,149	1,147
		9,403

Financials 0.64%
Alera Group Intermediate Holdings, Inc., Term Loan B, (1-month USD CME Term SOFR + 3.25%) 6.966% 5/30/2032 (h)(i)	613	617
Alera Group Intermediate Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 5.50%) 9.216% 5/30/2033 (h)(i)	1,262	1,288
CRC Insurance Group, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.422% 5/6/2032 (h)(i)	2,891	2,935
Denali Intermediate Holdings, Inc., Term Loan, (1-month CME Term SOFR + 5.50%) 9.227% 8/26/2032 (h)(i)	940	953
HUB International, Ltd., Term Loan, (3-month USD CME Term SOFR + 2.25%) 6.12% 6/20/2030 (h)(i)	145	146
Osaic Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 3.00%) 6.595% 7/30/2032 (h)(i)	700	704
		6,643

Communication services 0.62%
Connect Finco SARL, Term Loan B, (1-month USD CME Term SOFR + 4.50%) 8.216% 9/27/2029 (h)(i)	1,430	1,430
CSC Holdings, LLC, Term Loan B, (USD Prime Rate + 1.50%) 8.75% 4/15/2027 (h)(i)	327	287
Diamond Sports Net, LLC, Term Loan, 15.00% PIK 1/2/2028 (b)(h)	44	17
DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.262%) 9.102% 8/2/2027 (h)(i)	73	74
Gray Television, Inc., Term Loan D, (3-month USD CME Term SOFR + 3.114%) 6.987% 12/1/2028 (h)(i)	2	2
Gray Television, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 9.123% 6/4/2029 (h)(i)	23	23
Ligado Networks, LLC, Term Loan, 17.50% PIK 5/5/2028 (b)(e)(h)	960	960
Peroton Corp., Term Loan B, (3-month USD CME Term SOFR + 7.85%) 11.672% 2/1/2029 (h)(i)	455	361
Versant Media Group, Inc., Term Loan B, (1-month USD CME Term SOFR + 3.50%) 7.537% 10/23/2030 (h)(i)	1,470	1,473
X Corp., Term Loan B3, 9.50% 10/26/2029 (h)	370	369
X Corp., Term Loan B, (USD-SOFR + 6.75%) 10.448% 10/26/2029 (h)(i)	1,456	1,433
		6,429

Industrials 0.56%
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.614%) 10.331% 6/4/2029 (h)(i)	310	315
Peraton Corp., Term Loan B, (3-month USD CME Term SOFR + 3.85%) 7.69% 2/1/2028 (h)(i)	5,671	5,275
QXO Building Products, Inc., Term Loan B, (1-month USD CME Term SOFR + 2.00%) 5.716% 4/30/2032 (h)(i)	185	186
		5,776

241	American Funds Insurance Series

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Loans (continued)

Consumer discretionary 0.44%
Aimbridge Acquisition Co., Inc., Term Loan, (1-month USD CME Term SOFR + 5.614%) 9.35% 3/11/2030 (e)(h)(i)	USD556	$556
Aimbridge Acquisition Co., Inc., Term Loan, (1-month USD CME Term SOFR + 7.614%) 6.00% PIK and 5.573% Cash 3/11/2030 (b)(e)(h)(i)	525	525
Belron Finance 2019, LLC, Term Loan B, (3-month USD CME Term SOFR + 2.25%) 6.12% 10/16/2031 (h)(i)	588	592
First Student Bidco, Inc., Term Loan B, (3-month USD CME Term SOFR + 2.50%) 6.172% 8/15/2030 (h)(i)	334	335
First Student Bidco, Inc., Term Loan C, (3-month USD CME Term SOFR + 2.50%) 6.172% 8/15/2030 (h)(i)	102	103
Hertz Corp. (The), Term Loan B-EXIT, (3-month USD CME Term SOFR + 3.614%) 7.331% 6/30/2028 (h)(i)	71	60
Hertz Corp. (The), Term Loan C-EXIT, (3-month USD CME Term SOFR + 3.614%) 7.331% 6/30/2028 (h)(i)	15	13
Mercury Aggregator, LP, Term Loan, 19.00% PIK 2/3/2026 (b)(e)(h)	183	3
Mercury Aggregator, LP, Term Loan 2, 19.00% PIK 2/3/2026 (b)(c)(e)(h)	98	2
Scientific Games Holdings, LP, Term Loan, (3-month USD CME Term SOFR + 3.00%) 6.934% 4/4/2029 (h)(i)	1,615	1,589
Voyager Parent, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.75%) 8.422% 7/1/2032 (h)(i)	748	749
		4,527

Consumer staples 0.32%
B&G Foods, Inc., Term Loan B, (1-month USD CME Term SOFR + 3.50%) 7.216% 10/10/2029 (h)(i)	191	186
Fiesta Purchaser, Inc., Term Loan B, (1-month USD CME Term SOFR + 2.75%) 6.466% 2/12/2031 (h)(i)	158	158
United Natural Foods, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.75%) 8.466% 5/1/2031 (h)(i)	2,918	2,940
		3,284

Health care 0.30%
Bausch + Lomb Corp., Term Loan B, (1-month USD CME Term SOFR + 4.25%) 7.966% 1/15/2031 (h)(i)	425	428
Endo Finance Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 7.466% 4/23/2031 (h)(i)	1,748	1,737
Medline Borrower, LP, Term Loan B, (1-month USD CME Term SOFR +1.75%) 5.466% 10/23/2028 (h)(i)	55	55
Owens & Minor, Inc., Term Loan B-1, (3-month USD CME Term SOFR + 3.85%) 7.566% 3/29/2029 (h)(i)	674	652
Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 8.34% 6/30/2028 (h)(i)	259	260
		3,132

Materials 0.06%
Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 2.00%) 7.00% PIK 7/16/2026 (b)(c)(e)(h)(i)	563	178
Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 8.00%) 7.00% PIK 7/16/2026 (b)(c)(e)(h)(i)	566	179
Venator Material, LLC, Term Loan, (USD-SOFR + 10.00%) 7.00% PIK 10/12/2028 (b)(c)(e)(h)(i)	931	295
		652

Utilities 0.05%
MI Windows and Doors, LLC, Term Loan B3, (3-month USD CME Term SOFR + 2.75%) 6.466% 3/28/2031 (h)(i)	276	277
Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 2.50%) 6.353% 5/17/2030 (h)(i)	278	279
		556

Real estate 0.02%
MPT Operating Partnership, LP, Term Loan A, (1-month USD CME Term SOFR + 2.35%) 6.387% 6/30/2027 (h)(i)	190	173

Energy 0.01%
New Fortress Energy, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.50%) 0% 10/30/2028 (h)(i)	266	113
Total loans		40,688
Mortgage-backed obligations 0.06%
Collateralized mortgage-backed obligations 0.06%
Treehouse Park Improvement Association No.1 9.75% 12/1/2033 (a)(e)	580	580

American Funds Insurance Series	242

American High-Income Trust® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals 0.04%
Puerto Rico 0.04%
GO Taxable Bonds, Series 2022, 0% 11/1/2043 (i)	USD305	$196
GO Taxable Bonds, CAB, Series 2022, 0% 11/1/2051	334	219
Total municipals		415
Total bonds, notes & other debt instruments (cost: $922,218,000)		920,093
Convertible bonds & notes 0.12%
Communication services 0.12%
EchoStar Corp., convertible notes, 3.875% Cash 11/30/2030 (b)	379	1,265
Total convertible bonds & notes (cost: $403,000)		1,265
Common stocks 6.33%	Shares
Information technology 1.84%
Diebold Nixdorf, Inc. (j)	281,243	19,094

Health care 1.62%
Rotech Healthcare, Inc. (e)(g)(j)	201,793	13,823
Mallinckrodt PLC (j)	28,965	2,591
Par Health, Inc. (a)(j)	28,965	271
Endo, LP, Class A1 (a)(j)	192,719	135
		16,820

Utilities 1.40%
Talen Energy Corp. (j)	37,868	14,194
PG&E Corp.	18,786	302
		14,496

Energy 1.11%
Constellation Oil Services Holding SA (NDR) (j)	623,209	7,359
Ascent CNR Corp., Class A (e)(g)	62,978	2,787
Weatherford International	9,659	756
Altera Infrastructure, LP (e)	9,127	371
Mesquite Energy, Inc. (e)(j)	3,558	227
		11,500

Consumer discretionary 0.33%
Aimbridge Topco, LLC (e)(j)	46,955	3,472
NMG Parent, LLC (e)(j)	8,350	— (f)
		3,472

Financials 0.02%
Navient Corp.	20,000	260

Communication services 0.01%
iHeartMedia, Inc., Class A (j)	22,639	94

243	American Funds Insurance Series

American High-Income Trust® (continued)
Common stocks (continued)	Shares	Value (000)

Materials 0.00%
Venator Materials PLC (e)(j)	3,232	$— (f)
Total common stocks (cost: $38,533,000)		65,736
Preferred securities 0.16%
Industrials 0.16%
ACR III LSC Holdings, LLC, Series B, preferred shares (a)(e)(j)	1,022	1,713
Total preferred securities (cost: $1,057,000)		1,713
Rights & warrants 0.02%
Communication services 0.01%
SES SA (CVR) (j)	8,182	127

Energy 0.01%
Expand Energy Corp., Class C, warrants, expire 2/9/2026 (j)	457	45
Total rights & warrants (cost: $392,000)		172
Short-term securities 3.38%
Money market investments 3.38%
Capital Group Central Cash Fund 3.79% (k)(l)	350,884	35,092
Total short-term securities (cost: $35,085,000)		35,092
Total investment securities 98.60% (cost: $997,688,000)		1,024,071
Other assets less liabilities 1.40%		14,538
Net assets 100.00%		$1,038,609
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
2 Year U.S. Treasury Note Futures	Long	69	4/6/2026	USD14,406	$(3)
5 Year U.S. Treasury Note Futures	Long	88	4/6/2026	9,619	(26)
10 Year Ultra U.S. Treasury Note Futures	Short	6	3/31/2026	(690)	2
10 Year U.S. Treasury Note Futures	Short	11	3/31/2026	(1,237)	11
30 Year Ultra U.S. Treasury Bond Futures	Short	1	3/31/2026	(118)	2
					$(14)

American Funds Insurance Series	244

American High-Income Trust® (continued)
Swap contracts

Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
CDX.NA.HY.45	5.00%	Quarterly	12/20/2030	USD26,020	$(1,988)	$(1,825)	$(163)
Investments in affiliates (l)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Short-term securities 3.38%
Money market investments 3.38%
Capital Group Central Cash Fund 3.79% (k)	$45,641	$250,972	$261,524	$— (f)	$3	$35,092	$1,878
Restricted securities (g)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc. (e)(j)	9/26/2013	$4,331	$13,823	1.33%
Wolfspeed, Inc. 4.00% PIK and 9.875% Cash 6/23/2030 (b)	9/29/2025	2,566	2,811	0.27
Ascent CNR Corp., Class A (e)	11/15/2016	302	2,787	0.27
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 10.973% 9/13/2029 (h)(i)	9/13/2023	986	1,007	0.10
Total		$8,185	$20,428	1.97%

(a)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $655,031,000, which represented 63.07% of the net assets of the fund.

(b)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(c)	Scheduled interest and/or principal payment was not received.
(d)	Step bond; coupon rate may change at a later date.
(e)	Value determined using significant unobservable inputs.
(f)	Amount less than one thousand.
(g)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(h)
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $40,686,000, which represented 3.92% of the net assets of the fund.

(i)
Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(j)	Non-income producing.
(k)	Rate represents the seven-day yield at 12/31/2025.
(l)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.

245	American Funds Insurance Series

American High-Income Trust® (continued)

Key to abbreviation(s)
CAB = Capital Appreciation Bonds
CME = CME Group
CVR = Contingent Value Rights
DAC = Designated Activity Company
EUR = Euros
GBP = British pounds
GO = General Obligation
NDR = Norwegian Depositary Receipts
PIK = Payment In Kind
REIT = Real Estate Investment Trust
SOFR = Secured Overnight Financing Rate
USD = U.S. dollars
UST = U.S. Treasury
Refer to the notes to financial statements.

American Funds Insurance Series	246

American Funds Mortgage Fund®
Investment portfolio December 31, 2025

Bonds, notes & other debt instruments 86.53%	Principal amount (000)	Value (000)
Mortgage-backed obligations 79.28%
Federal agency mortgage-backed obligations 78.28%
Fannie Mae Pool #695412 5.00% 6/1/2033 (a)	USD— (b)	$— (b)
Fannie Mae Pool #AD3566 5.00% 10/1/2035 (a)	1	1
Fannie Mae Pool #256583 5.00% 12/1/2036 (a)	27	27
Fannie Mae Pool #CB3701 2.50% 5/1/2037 (a)	90	86
Fannie Mae Pool #931768 5.00% 8/1/2039 (a)	1	1
Fannie Mae Pool #AC0794 5.00% 10/1/2039 (a)	4	4
Fannie Mae Pool #932606 5.00% 2/1/2040 (a)	2	2
Fannie Mae Pool #MA4232 2.00% 1/1/2041 (a)	120	105
Fannie Mae Pool #BQ7816 1.50% 4/1/2041 (a)	211	180
Fannie Mae Pool #BR0986 1.50% 5/1/2041 (a)	270	228
Fannie Mae Pool #AE1248 5.00% 6/1/2041 (a)	7	7
Fannie Mae Pool #MA4387 2.00% 7/1/2041 (a)	15	13
Fannie Mae Pool #MA4388 2.50% 7/1/2041 (a)	66	59
Fannie Mae Pool #MA4447 2.50% 10/1/2041 (a)	142	127
Fannie Mae Pool #FM9117 2.50% 10/1/2041 (a)	80	72
Fannie Mae Pool #AJ1873 4.00% 10/1/2041 (a)	5	5
Fannie Mae Pool #AE1274 5.00% 10/1/2041 (a)	4	4
Fannie Mae Pool #AE1277 5.00% 11/1/2041 (a)	3	3
Fannie Mae Pool #MA4502 2.50% 12/1/2041 (a)	160	144
Fannie Mae Pool #AE1283 5.00% 12/1/2041 (a)	1	1
Fannie Mae Pool #MA4521 2.50% 1/1/2042 (a)	202	182
Fannie Mae Pool #AE1290 5.00% 2/1/2042 (a)	4	4
Fannie Mae Pool #AT0300 3.50% 3/1/2043 (a)	1	1
Fannie Mae Pool #AT3954 3.50% 4/1/2043 (a)	1	1
Fannie Mae Pool #AY1829 3.50% 12/1/2044 (a)	2	2
Fannie Mae Pool #MA5696 7.00% 3/1/2045 (a)	25	26
Fannie Mae Pool #FS3767 2.00% 4/1/2047 (a)	24	20
Fannie Mae Pool #BH3122 4.00% 6/1/2047 (a)	1	1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047 (a)	25	24
Fannie Mae Pool #BK5232 4.00% 5/1/2048 (a)	13	12
Fannie Mae Pool #BK6840 4.00% 6/1/2048 (a)	19	18
Fannie Mae Pool #BK9743 4.00% 8/1/2048 (a)	6	6
Fannie Mae Pool #BK9761 4.50% 8/1/2048 (a)	3	3
Fannie Mae Pool #CA5659 2.50% 5/1/2050 (a)	402	341
Fannie Mae Pool #CA6409 2.50% 7/1/2050 (a)	88	75
Fannie Mae Pool #FS3745 2.00% 8/1/2050 (a)	16	13
Fannie Mae Pool #CA6987 2.00% 9/1/2050 (a)	685	556
Fannie Mae Pool #CA7052 3.00% 9/1/2050 (a)	4	3
Fannie Mae Pool #BN7466 2.00% 10/1/2050 (a)	93	76
Fannie Mae Pool #BQ3005 2.50% 10/1/2050 (a)	61	52
Fannie Mae Pool #BQ6356 2.00% 11/1/2050 (a)	34	27
Fannie Mae Pool #BQ5687 2.50% 11/1/2050 (a)	458	389
Fannie Mae Pool #CA8108 2.00% 12/1/2050 (a)	122	101
Fannie Mae Pool #MA4208 2.00% 12/1/2050 (a)	10	9
Fannie Mae Pool #FS9792 4.50% 12/1/2050 (a)	21	21
Fannie Mae Pool #FM6113 2.50% 1/1/2051 (a)	1,322	1,130
Fannie Mae Pool #FM5940 2.00% 2/1/2051 (a)	1,432	1,176
Fannie Mae Pool #CA8820 2.00% 2/1/2051 (a)	332	273
Fannie Mae Pool #FM6332 2.00% 2/1/2051 (a)	161	130
Fannie Mae Pool #MA4305 2.00% 4/1/2051 (a)	1	1
Fannie Mae Pool #CB0041 3.00% 4/1/2051 (a)	165	150
Fannie Mae Pool #CB0517 2.50% 5/1/2051 (a)	260	221
Fannie Mae Pool #FM7900 2.50% 7/1/2051 (a)	21	18
Fannie Mae Pool #FM8038 3.00% 7/1/2051 (a)	30	27
Fannie Mae Pool #BT9828 2.50% 9/1/2051 (a)	389	330
Fannie Mae Pool #CB1527 2.50% 9/1/2051 (a)	353	302
Fannie Mae Pool #FS1630 2.50% 9/1/2051 (a)	22	19
Fannie Mae Pool #FS0965 2.00% 11/1/2051 (a)	2	2
Fannie Mae Pool #FM9492 2.50% 11/1/2051 (a)	367	318
Fannie Mae Pool #FM9694 2.50% 11/1/2051 (a)	173	150

247	American Funds Insurance Series

American Funds Mortgage Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB2095 3.00% 11/1/2051 (a)	USD31	$27
Fannie Mae Pool #FM9804 2.50% 12/1/2051 (a)	190	165
Fannie Mae Pool #FM9976 3.00% 12/1/2051 (a)	75	68
Fannie Mae Pool #CB2544 3.00% 1/1/2052 (a)	222	199
Fannie Mae Pool #CB3888 2.50% 2/1/2052 (a)	566	480
Fannie Mae Pool #CB3031 2.50% 3/1/2052 (a)	365	311
Fannie Mae Pool #BV1262 2.50% 3/1/2052 (a)	140	119
Fannie Mae Pool #BV9613 3.00% 4/1/2052 (a)	39	35
Fannie Mae Pool #CB3523 3.00% 5/1/2052 (a)	887	787
Fannie Mae Pool #BU8818 3.50% 5/1/2052 (a)	10	9
Fannie Mae Pool #FS6605 2.00% 6/1/2052 (a)	676	547
Fannie Mae Pool #FS7879 2.50% 7/1/2052 (a)	1,633	1,385
Fannie Mae Pool #FA2839 2.50% 7/1/2052 (a)	910	770
Fannie Mae Pool #FS5851 4.00% 7/1/2052 (a)	448	427
Fannie Mae Pool #CB4360 3.00% 8/1/2052 (a)	30	27
Fannie Mae Pool #FS6362 3.50% 8/1/2052 (a)	158	146
Fannie Mae Pool #CB4620 5.00% 9/1/2052 (a)	934	941
Fannie Mae Pool #FS3056 2.00% 10/1/2052 (a)	666	541
Fannie Mae Pool #MA4785 5.00% 10/1/2052 (a)	92	92
Fannie Mae Pool #BW1289 5.50% 10/1/2052 (a)	34	35
Fannie Mae Pool #BW1243 5.50% 10/1/2052 (a)	31	32
Fannie Mae Pool #MA4840 4.50% 12/1/2052 (a)	410	402
Fannie Mae Pool #BX5673 5.00% 12/1/2052 (a)	96	96
Fannie Mae Pool #BY1411 4.00% 2/1/2053 (a)	1,100	1,048
Fannie Mae Pool #MA4919 5.50% 2/1/2053 (a)	59	60
Fannie Mae Pool #FS3759 6.00% 2/1/2053 (a)	88	92
Fannie Mae Pool #CB5912 6.00% 3/1/2053 (a)	71	74
Fannie Mae Pool #MA4978 5.00% 4/1/2053 (a)	595	596
Fannie Mae Pool #CB6131 6.50% 4/1/2053 (a)	195	206
Fannie Mae Pool #CB6106 6.50% 4/1/2053 (a)	54	57
Fannie Mae Pool #FS4563 5.00% 5/1/2053 (a)	47	47
Fannie Mae Pool #MA5010 5.50% 5/1/2053 (a)	45	46
Fannie Mae Pool #MA5011 6.00% 5/1/2053 (a)	227	234
Fannie Mae Pool #MA5062 3.00% 6/1/2053 (a)	420	372
Fannie Mae Pool #FS5192 5.50% 6/1/2053 (a)	681	692
Fannie Mae Pool #MA5040 6.00% 6/1/2053 (a)	305	315
Fannie Mae Pool #MA5072 5.50% 7/1/2053 (a)	185	188
Fannie Mae Pool #FS5343 6.00% 7/1/2053 (a)	365	376
Fannie Mae Pool #MA5165 5.50% 10/1/2053 (a)	768	782
Fannie Mae Pool #CB7242 6.50% 10/1/2053 (a)	37	38
Fannie Mae Pool #MA5167 6.50% 10/1/2053 (a)	10	11
Fannie Mae Pool #CB7510 6.50% 11/1/2053 (a)	262	274
Fannie Mae Pool #MA5215 5.50% 12/1/2053 (a)	73	74
Fannie Mae Pool #CB8089 7.00% 12/1/2053 (a)	354	373
Fannie Mae Pool #MA5247 6.00% 1/1/2054 (a)	22	23
Fannie Mae Pool #FS6873 6.50% 1/1/2054 (a)	377	393
Fannie Mae Pool #FS6767 6.50% 1/1/2054 (a)	185	194
Fannie Mae Pool #MA5271 5.50% 2/1/2054 (a)	1,330	1,351
Fannie Mae Pool #FS6809 5.50% 2/1/2054 (a)	138	141
Fannie Mae Pool #MA5296 5.50% 3/1/2054 (a)	127	129
Fannie Mae Pool #FS7653 6.50% 3/1/2054 (a)	33	34
Fannie Mae Pool #DB1235 6.00% 4/1/2054 (a)	122	127
Fannie Mae Pool #CB8387 6.50% 4/1/2054 (a)	15	16
Fannie Mae Pool #DB6878 6.00% 6/1/2054 (a)	228	234
Fannie Mae Pool #FS8153 6.00% 6/1/2054 (a)	219	227
Fannie Mae Pool #FS8223 6.00% 6/1/2054 (a)	42	44
Fannie Mae Pool #FS8219 6.00% 6/1/2054 (a)	35	36
Fannie Mae Pool #CB8755 6.00% 6/1/2054 (a)	20	20
Fannie Mae Pool #CB8725 6.50% 6/1/2054 (a)	251	262
Fannie Mae Pool #FP0128 6.50% 6/1/2054 (a)	150	156

American Funds Insurance Series	248

American Funds Mortgage Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BU4700 6.00% 7/1/2054 (a)	USD491	$507
Fannie Mae Pool #DB6901 6.00% 7/1/2054 (a)	141	145
Fannie Mae Pool #CB8858 6.00% 7/1/2054 (a)	121	125
Fannie Mae Pool #BU4707 6.00% 7/1/2054 (a)	94	97
Fannie Mae Pool #FS8318 6.00% 7/1/2054 (a)	55	57
Fannie Mae Pool #DB7039 6.00% 7/1/2054 (a)	36	38
Fannie Mae Pool #BU4791 6.00% 7/1/2054 (a)	18	18
Fannie Mae Pool #MA5421 6.00% 7/1/2054 (a)	6	7
Fannie Mae Pool #FS8619 6.50% 7/1/2054 (a)	616	647
Fannie Mae Pool #CB8872 6.50% 7/1/2054 (a)	383	401
Fannie Mae Pool #FS8607 6.50% 7/1/2054 (a)	118	123
Fannie Mae Pool #CB8876 6.50% 7/1/2054 (a)	106	111
Fannie Mae Pool #FS8317 6.50% 7/1/2054 (a)	66	70
Fannie Mae Pool #MA5445 6.00% 8/1/2054 (a)	189	195
Fannie Mae Pool #FS8758 6.00% 8/1/2054 (a)	160	165
Fannie Mae Pool #BU4968 6.00% 8/1/2054 (a)	129	132
Fannie Mae Pool #DB7792 6.00% 8/1/2054 (a)	58	60
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (a)	51	53
Fannie Mae Pool #FS8756 6.00% 8/1/2054 (a)	27	27
Fannie Mae Pool #BU4916 6.00% 8/1/2054 (a)	25	26
Fannie Mae Pool #FS8795 6.00% 8/1/2054 (a)	23	24
Fannie Mae Pool #DB7690 6.00% 8/1/2054 (a)	17	18
Fannie Mae Pool #DB7687 6.00% 8/1/2054 (a)	16	17
Fannie Mae Pool #DC0296 6.00% 8/1/2054 (a)	9	9
Fannie Mae Pool #CB9071 6.50% 8/1/2054 (a)	141	148
Fannie Mae Pool #FS8934 6.50% 8/1/2054 (a)	105	110
Fannie Mae Pool #MA5446 6.50% 8/1/2054 (a)	41	43
Fannie Mae Pool #FS9025 5.50% 9/1/2054 (a)	480	491
Fannie Mae Pool #FS9009 5.50% 9/1/2054 (a)	257	263
Fannie Mae Pool #MA5470 5.50% 9/1/2054 (a)	193	196
Fannie Mae Pool #FS8866 6.00% 9/1/2054 (a)	422	437
Fannie Mae Pool #DC1547 6.00% 9/1/2054 (a)	165	169
Fannie Mae Pool #DC3262 6.00% 9/1/2054 (a)	2	2
Fannie Mae Pool #DC3459 6.00% 9/1/2054 (a)	1	1
Fannie Mae Pool #MA5472 6.50% 9/1/2054 (a)	126	131
Fannie Mae Pool #MA5497 5.50% 10/1/2054 (a)	100	101
Fannie Mae Pool #MA5498 6.00% 10/1/2054 (a)	370	381
Fannie Mae Pool #BU5166 6.00% 10/1/2054 (a)	24	25
Fannie Mae Pool #MA5531 5.50% 11/1/2054 (a)	54	54
Fannie Mae Pool #BU5165 5.50% 11/1/2054 (a)	47	48
Fannie Mae Pool #CB9432 6.00% 11/1/2054 (a)	40	41
Fannie Mae Pool #DC7042 4.50% 12/1/2054 (a)	185	181
Fannie Mae Pool #FA0287 6.00% 12/1/2054 (a)	567	582
Fannie Mae Pool #FP0130 6.50% 12/1/2054 (a)	177	184
Fannie Mae Pool #MA5583 4.00% 1/1/2055 (a)	219	208
Fannie Mae Pool #MA5587 6.00% 1/1/2055 (a)	230	236
Fannie Mae Pool #FA0608 5.50% 2/1/2055 (a)	531	539
Fannie Mae Pool #MA5647 6.00% 3/1/2055 (a)	95	98
Fannie Mae Pool #190445 6.50% 3/1/2055 (a)	587	610
Fannie Mae Pool #FA2843 6.50% 3/1/2055 (a)	313	325
Fannie Mae Pool #MA5649 7.00% 3/1/2055 (a)	429	451
Fannie Mae Pool #MA5674 6.00% 4/1/2055 (a)	105	108
Fannie Mae Pool #FA1162 6.00% 4/1/2055 (a)	2	2
Fannie Mae Pool #DD4459 6.00% 4/1/2055 (a)	2	2
Fannie Mae Pool #MA5699 5.00% 5/1/2055 (a)	288	287
Fannie Mae Pool #MA5701 6.00% 5/1/2055 (a)	756	777
Fannie Mae Pool #MA5734 5.00% 6/1/2055 (a)	148	147
Fannie Mae Pool #DD9889 6.00% 7/1/2055 (a)	316	325
Fannie Mae Pool #MA5761 6.00% 7/1/2055 (a)	15	15
Fannie Mae Pool #MA5762 6.50% 7/1/2055 (a)	746	776

249	American Funds Insurance Series

American Funds Mortgage Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FA2842 6.50% 7/1/2055 (a)	USD500	$520
Fannie Mae Pool #MA5792 5.50% 8/1/2055 (a)	330	335
Fannie Mae Pool #MA5793 6.00% 8/1/2055 (a)	124	127
Fannie Mae Pool #CC0879 6.00% 8/1/2055 (a)	11	11
Fannie Mae Pool #MA5846 7.00% 8/1/2055 (a)	30	31
Fannie Mae Pool #MA5907 4.00% 12/1/2055 (a)	16	15
Fannie Mae Pool #BF0379 3.50% 4/1/2059 (a)	108	99
Fannie Mae Pool #BF0481 3.50% 6/1/2060 (a)	119	109
Fannie Mae Pool #BF0497 3.00% 7/1/2060 (a)	41	36
Fannie Mae Pool #BF0585 4.50% 12/1/2061 (a)	40	39
Fannie Mae Pool #BF0765 3.50% 9/1/2063 (a)	684	623
FARM Mortgage Trust, Series 2024-1, Class A, 4.684% 10/1/2053 (a)(c)(d)	175	170
Freddie Mac Pool #ZA1922 5.00% 2/1/2026 (a)	— (b)	— (b)
Freddie Mac Pool #ZS8950 5.00% 10/1/2029 (a)	— (b)	— (b)
Freddie Mac Pool #A18781 5.00% 3/1/2034 (a)(e)	426	430
Freddie Mac Pool #SB0649 2.50% 4/1/2037 (a)	135	128
Freddie Mac Pool #SB1388 2.50% 1/1/2038 (a)	37	35
Freddie Mac Pool #RB5113 1.50% 6/1/2041 (a)	1,398	1,183
Freddie Mac Pool #RB5115 2.50% 6/1/2041 (a)	260	234
Freddie Mac Pool #RB5145 2.00% 2/1/2042 (a)	73	64
Freddie Mac Pool #Q15874 4.00% 2/1/2043 (a)	1	1
Freddie Mac Pool #760014 4.632% 8/1/2045 (a)(d)	239	239
Freddie Mac Pool #Q47615 3.50% 4/1/2047 (a)	15	14
Freddie Mac Pool #Q52069 3.50% 11/1/2047 (a)	21	20
Freddie Mac Pool #Q55971 4.00% 5/1/2048 (a)	11	11
Freddie Mac Pool #Q56175 4.00% 5/1/2048 (a)	10	9
Freddie Mac Pool #Q55970 4.00% 5/1/2048 (a)	6	6
Freddie Mac Pool #Q56599 4.00% 6/1/2048 (a)	19	19
Freddie Mac Pool #Q58411 4.50% 9/1/2048 (a)	39	39
Freddie Mac Pool #Q58436 4.50% 9/1/2048 (a)	18	18
Freddie Mac Pool #Q58378 4.50% 9/1/2048 (a)	12	12
Freddie Mac Pool #Z40273 4.50% 10/1/2048 (a)	34	34
Freddie Mac Pool #QA2748 3.50% 9/1/2049 (a)	13	13
Freddie Mac Pool #SD7512 3.00% 2/1/2050 (a)	122	111
Freddie Mac Pool #RA3384 3.00% 8/1/2050 (a)	4	3
Freddie Mac Pool #RA3576 2.00% 9/1/2050 (a)	659	535
Freddie Mac Pool #SI2062 2.00% 9/1/2050 (a)	162	133
Freddie Mac Pool #RA3987 2.50% 11/1/2050 (a)	171	147
Freddie Mac Pool #QB7053 2.00% 12/1/2050 (a)	90	73
Freddie Mac Pool #RA4352 2.00% 1/1/2051 (a)	285	234
Freddie Mac Pool #SD8128 2.00% 2/1/2051 (a)	2	1
Freddie Mac Pool #SD8134 2.00% 3/1/2051 (a)	3	2
Freddie Mac Pool #RA5288 2.00% 5/1/2051 (a)	269	221
Freddie Mac Pool #QC7626 3.00% 9/1/2051 (a)	197	176
Freddie Mac Pool #QC8778 2.50% 10/1/2051 (a)	978	828
Freddie Mac Pool #RA6406 2.00% 11/1/2051 (a)	65	53
Freddie Mac Pool #SD1385 2.50% 11/1/2051 (a)	53	46
Freddie Mac Pool #QD3619 2.50% 12/1/2051 (a)	686	582
Freddie Mac Pool #RA6598 3.50% 1/1/2052 (a)	117	109
Freddie Mac Pool #RA6816 2.00% 2/1/2052 (a)	17	13
Freddie Mac Pool #QD6327 3.00% 2/1/2052 (a)	465	412
Freddie Mac Pool #SD0873 3.50% 2/1/2052 (a)	615	578
Freddie Mac Pool #QD7089 3.50% 2/1/2052 (a)	6	6
Freddie Mac Pool #RA6973 2.00% 3/1/2052 (a)	665	539
Freddie Mac Pool #QD8711 2.00% 3/1/2052 (a)	66	53
Freddie Mac Pool #SD8213 3.00% 5/1/2052 (a)	1,308	1,162
Freddie Mac Pool #QE4001 3.00% 5/1/2052 (a)	42	37
Freddie Mac Pool #QE4044 2.50% 6/1/2052 (a)	383	324
Freddie Mac Pool #SD8220 3.00% 6/1/2052 (a)	641	569
Freddie Mac Pool #SL2621 2.50% 7/1/2052 (a)	468	396

American Funds Insurance Series	250

American Funds Mortgage Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD4815 2.50% 7/1/2052 (a)	USD156	$133
Freddie Mac Pool #SD8225 3.00% 7/1/2052 (a)	1,207	1,071
Freddie Mac Pool #SD1406 2.00% 8/1/2052 (a)	120	97
Freddie Mac Pool #SL0761 3.50% 9/1/2052 (a)	832	777
Freddie Mac Pool #QF0213 4.50% 9/1/2052 (a)	173	170
Freddie Mac Pool #RA7938 5.00% 9/1/2052 (a)	529	531
Freddie Mac Pool #QF0924 5.50% 9/1/2052 (a)	200	203
Freddie Mac Pool #SD8258 5.00% 10/1/2052 (a)	215	215
Freddie Mac Pool #RA8059 5.50% 10/1/2052 (a)	92	94
Freddie Mac Pool #SD1895 4.50% 11/1/2052 (a)	303	302
Freddie Mac Pool #SD8280 6.50% 11/1/2052 (a)	641	669
Freddie Mac Pool #SD2602 3.00% 12/1/2052 (a)	29	25
Freddie Mac Pool #SD8288 5.00% 1/1/2053 (a)	38	38
Freddie Mac Pool #SD8315 5.00% 4/1/2053 (a)	106	106
Freddie Mac Pool #SD2716 5.00% 4/1/2053 (a)	73	73
Freddie Mac Pool #SD8316 5.50% 4/1/2053 (a)	80	81
Freddie Mac Pool #SD8323 5.00% 5/1/2053 (a)	1,024	1,026
Freddie Mac Pool #SD2861 6.00% 5/1/2053 (a)	46	47
Freddie Mac Pool #SD8331 5.50% 6/1/2053 (a)	254	259
Freddie Mac Pool #RA9279 6.00% 6/1/2053 (a)	53	55
Freddie Mac Pool #RA9283 6.00% 6/1/2053 (a)	48	49
Freddie Mac Pool #RA9281 6.00% 6/1/2053 (a)	31	32
Freddie Mac Pool #RA9284 6.00% 6/1/2053 (a)	26	28
Freddie Mac Pool #SD8341 5.00% 7/1/2053 (a)	2	2
Freddie Mac Pool #SD8342 5.50% 7/1/2053 (a)	747	760
Freddie Mac Pool #SD3386 5.50% 7/1/2053 (a)	46	47
Freddie Mac Pool #SD3432 6.00% 7/1/2053 (a)	32	34
Freddie Mac Pool #SD8350 6.00% 8/1/2053 (a)(e)	2,221	2,286
Freddie Mac Pool #RA9857 6.00% 9/1/2053 (a)	868	894
Freddie Mac Pool #RA9854 6.00% 9/1/2053 (a)	105	109
Freddie Mac Pool #SD8368 6.00% 10/1/2053 (a)	366	377
Freddie Mac Pool #SD4053 6.00% 10/1/2053 (a)	291	300
Freddie Mac Pool #RJ0326 6.50% 11/1/2053 (a)	65	68
Freddie Mac Pool #SD8395 5.50% 1/1/2054 (a)	400	407
Freddie Mac Pool #RJ0668 6.00% 1/1/2054 (a)	1,463	1,507
Freddie Mac Pool #SD4795 6.00% 1/1/2054 (a)	1,188	1,225
Freddie Mac Pool #SD8396 6.00% 1/1/2054 (a)	6	7
Freddie Mac Pool #SD4693 6.50% 1/1/2054 (a)	43	45
Freddie Mac Pool #RJ0854 6.50% 1/1/2054 (a)	9	10
Freddie Mac Pool #QI0006 6.00% 2/1/2054 (a)	48	49
Freddie Mac Pool #RJ1216 5.50% 4/1/2054 (a)	58	60
Freddie Mac Pool #RJ1215 5.50% 4/1/2054 (a)	12	12
Freddie Mac Pool #QI2895 6.00% 4/1/2054 (a)	100	104
Freddie Mac Pool #QI3333 6.00% 4/1/2054 (a)	16	17
Freddie Mac Pool #SD5221 6.50% 4/1/2054 (a)	46	48
Freddie Mac Pool #RJ1448 5.50% 5/1/2054 (a)	61	62
Freddie Mac Pool #SD5692 6.00% 5/1/2054 (a)	24	25
Freddie Mac Pool #SD8432 6.00% 5/1/2054 (a)	7	7
Freddie Mac Pool #SD5404 6.50% 5/1/2054 (a)	377	394
Freddie Mac Pool #RJ1447 6.50% 5/1/2054 (a)	53	56
Freddie Mac Pool #SD5706 6.50% 6/1/2054 (a)	602	631
Freddie Mac Pool #RJ1726 6.50% 6/1/2054 (a)	188	197
Freddie Mac Pool #SD5701 6.50% 6/1/2054 (a)	47	49
Freddie Mac Pool #RJ1725 6.50% 6/1/2054 (a)	14	15
Freddie Mac Pool #QI8874 6.00% 7/1/2054 (a)	206	212
Freddie Mac Pool #RJ1975 6.00% 7/1/2054 (a)	187	193
Freddie Mac Pool #RJ1964 6.00% 7/1/2054 (a)	168	175
Freddie Mac Pool #SD8447 6.00% 7/1/2054 (a)	60	62
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (a)	56	57
Freddie Mac Pool #SD5896 6.00% 7/1/2054 (a)	28	29

251	American Funds Insurance Series

American Funds Mortgage Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8448 6.50% 7/1/2054 (a)	USD376	$391
Freddie Mac Pool #RJ1986 6.50% 7/1/2054 (a)	157	164
Freddie Mac Pool #SD5905 6.50% 7/1/2054 (a)	62	65
Freddie Mac Pool #SD6286 5.50% 8/1/2054 (a)	267	273
Freddie Mac Pool #RJ2210 6.00% 8/1/2054 (a)	225	232
Freddie Mac Pool #SD8454 6.00% 8/1/2054 (a)	143	147
Freddie Mac Pool #RJ2216 6.00% 8/1/2054 (a)	126	130
Freddie Mac Pool #SD6029 6.00% 8/1/2054 (a)	34	35
Freddie Mac Pool #QJ3296 6.00% 8/1/2054 (a)	1	1
Freddie Mac Pool #SD6323 6.50% 8/1/2054 (a)	1,307	1,363
Freddie Mac Pool #SD8455 6.50% 8/1/2054 (a)	331	344
Freddie Mac Pool #RJ2222 6.50% 8/1/2054 (a)	217	227
Freddie Mac Pool #SD6034 6.50% 8/1/2054 (a)	95	99
Freddie Mac Pool #RJ2247 6.50% 8/1/2054 (a)	87	91
Freddie Mac Pool #RJ2228 6.50% 8/1/2054 (a)	47	49
Freddie Mac Pool #SD6047 6.50% 8/1/2054 (a)	37	39
Freddie Mac Pool #SD6035 6.50% 8/1/2054 (a)	23	24
Freddie Mac Pool #SD8462 5.50% 9/1/2054 (a)	193	195
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (a)	115	119
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (a)	59	61
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (a)	58	60
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (a)	54	56
Freddie Mac Pool #RJ2309 6.00% 9/1/2054 (a)	32	33
Freddie Mac Pool #SD8463 6.00% 9/1/2054 (a)	14	14
Freddie Mac Pool #SD8464 6.50% 9/1/2054 (a)	149	155
Freddie Mac Pool #SL2445 6.50% 9/1/2054 (a)	79	83
Freddie Mac Pool #RJ2320 6.50% 9/1/2054 (a)	35	36
Freddie Mac Pool #RJ2325 6.50% 9/1/2054 (a)	15	16
Freddie Mac Pool #SD8469 5.50% 10/1/2054 (a)	9	9
Freddie Mac Pool #SD8475 5.50% 11/1/2054 (a)	435	442
Freddie Mac Pool #RJ3163 5.00% 12/1/2054 (a)	480	482
Freddie Mac Pool #QX1414 5.50% 12/1/2054 (a)	357	362
Freddie Mac Pool #SD8493 5.50% 12/1/2054 (a)	7	7
Freddie Mac Pool #SD8496 6.00% 1/1/2055 (a)	1,077	1,106
Freddie Mac Pool #QX4065 6.00% 1/1/2055 (a)	23	24
Freddie Mac Pool #SL2928 7.00% 1/1/2055 (a)	76	80
Freddie Mac Pool #RJ3264 4.50% 2/1/2055 (a)	271	264
Freddie Mac Pool #SD8507 6.00% 2/1/2055 (a)	737	757
Freddie Mac Pool #SL0797 6.00% 2/1/2055 (a)	60	62
Freddie Mac Pool #SD8516 6.00% 3/1/2055 (a)	55	56
Freddie Mac Pool #SD8517 6.50% 3/1/2055 (a)	382	397
Freddie Mac Pool #SL0673 6.50% 3/1/2055 (a)	280	294
Freddie Mac Pool #SL1094 5.00% 4/1/2055 (a)	126	126
Freddie Mac Pool #SD8525 6.00% 4/1/2055 (a)	88	90
Freddie Mac Pool #SL1416 6.00% 4/1/2055 (a)	13	14
Freddie Mac Pool #SD8532 5.00% 5/1/2055 (a)	265	265
Freddie Mac Pool #SD8534 6.00% 5/1/2055 (a)	197	202
Freddie Mac Pool #SL1138 6.00% 5/1/2055 (a)	13	13
Freddie Mac Pool #SL1137 6.00% 5/1/2055 (a)	13	13
Freddie Mac Pool #RQ0012 5.00% 6/1/2055 (a)	88	88
Freddie Mac Pool #QY6303 6.00% 6/1/2055 (a)	2,051	2,108
Freddie Mac Pool #RQ0015 6.50% 6/1/2055 (a)	1,040	1,081
Freddie Mac Pool #RQ0027 5.50% 7/1/2055 (a)	432	438
Freddie Mac Pool #RQ0028 6.00% 7/1/2055 (a)	2,292	2,354
Freddie Mac Pool #QY7483 6.00% 7/1/2055 (a)	1,386	1,425
Freddie Mac Pool #QY7786 6.00% 7/1/2055 (a)	65	67
Freddie Mac Pool #SL2625 6.50% 7/1/2055 (a)	499	518
Freddie Mac Pool #RQ0041 6.00% 8/1/2055 (a)	1,712	1,758
Freddie Mac Pool #SL2781 6.50% 9/1/2055 (a)	176	184
Freddie Mac Pool #SL2647 6.50% 9/1/2055 (a)	111	116

American Funds Insurance Series	252

American Funds Mortgage Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RQ0057 6.00% 10/1/2055 (a)	USD565	$580
Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030 (a)	300	304
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056 (a)	75	72
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056 (a)	77	69
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056 (a)	144	137
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056 (a)(d)	100	96
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057 (a)	20	17
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057 (a)(d)	76	74
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/25/2058 (a)	25	22
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058 (a)	15	13
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2024-2, Class MT, 3.50% 5/25/2064 (a)	615	540
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028 (a)	176	173
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028 (a)	10	10
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-2, Class AC, 2.00% 9/25/2030 (a)	290	267
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-3, Class AC, 2.00% 11/25/2030 (a)	278	255
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-1, Class AC, 2.25% 5/26/2031 (a)	280	258
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-2, Class AD, 2.00% 7/25/2031 (a)	240	216
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032 (a)	238	232
Government National Mortgage Assn. 5.00% 1/1/2056 (a)(f)	80	80
Government National Mortgage Assn. Pool #AH5894 3.75% 5/20/2034 (a)	532	522
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039 (a)	60	64
Government National Mortgage Assn. Pool #005104 5.00% 6/20/2041 (a)	151	153
Government National Mortgage Assn. Pool #005142 4.50% 8/20/2041 (a)	10	10
Government National Mortgage Assn. Pool #005165 6.50% 8/20/2041 (a)	76	77
Government National Mortgage Assn. Pool #AA5326 3.50% 5/20/2042 (a)	75	67
Government National Mortgage Assn. Pool #MA0366 3.50% 6/20/2042 (a)	176	162
Government National Mortgage Assn. Pool #AD4360 3.50% 7/20/2043 (a)	38	35
Government National Mortgage Assn. Pool #AH5884 4.25% 7/20/2044 (a)	439	423
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050 (a)	80	66
Government National Mortgage Assn. Pool #BZ3978 2.50% 11/20/2050 (a)	33	29
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050 (a)	71	59
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051 (a)	302	258
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051 (a)	72	62
Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051 (a)	472	402
Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052 (a)	295	254
Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052 (a)	64	55
Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052 (a)	154	133
Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052 (a)	126	109
Government National Mortgage Assn. Pool #MA7936 2.50% 3/20/2052 (a)	40	34
Government National Mortgage Assn. Pool #MA7937 3.00% 3/20/2052 (a)	47	42
Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052 (a)	207	179
Government National Mortgage Assn. Pool #MA7988 3.00% 4/20/2052 (a)	56	50
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052 (a)	4	4
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052 (a)	145	138
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053 (a)	13	13
Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054 (a)	77	73
Government National Mortgage Assn. Pool #MB0205 5.50% 2/20/2055 (a)	194	196
Government National Mortgage Assn. Pool #MB0485 5.50% 7/20/2055 (a)	49	50
Government National Mortgage Assn. Pool #MB0742 3.50% 11/20/2055 (a)	194	177
Government National Mortgage Assn. Pool #MB0810 3.50% 12/20/2055 (a)	101	92
Government National Mortgage Assn. Pool #AN1825 4.566% 6/20/2065 (a)	11	11
Government National Mortgage Assn. Pool #AO0461 4.605% 8/20/2065 (a)	4	4
Government National Mortgage Assn. Pool #AO0409 4.451% 12/20/2065 (a)	5	5
Government National Mortgage Assn. Pool #AO0385 4.328% 1/20/2066 (a)	47	47
Government National Mortgage Assn. Pool #725897 5.20% 1/20/2066 (a)	1	1
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063 (a)	201	150
Uniform Mortgage-Backed Security 4.00% 1/1/2041 (a)(f)	125	123
Uniform Mortgage-Backed Security 2.00% 1/1/2056 (a)(f)	674	545
Uniform Mortgage-Backed Security 3.50% 1/1/2056 (a)(f)	25	23
Uniform Mortgage-Backed Security 4.00% 1/1/2056 (a)(f)	97	92

253	American Funds Insurance Series

American Funds Mortgage Fund® (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 4.50% 1/1/2056 (a)(f)	USD190	$186
Uniform Mortgage-Backed Security 5.50% 1/1/2056 (a)(f)	1,542	1,563
Uniform Mortgage-Backed Security 6.00% 1/1/2056 (a)(f)	1,769	1,817
Uniform Mortgage-Backed Security 6.50% 1/1/2056 (a)(f)	698	725
Uniform Mortgage-Backed Security 3.50% 2/1/2056 (a)(f)	1,616	1,489
		98,296

Commercial mortgage-backed securities 0.61%
BX Commercial Mortgage Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 5.865% 6/15/2027 (a)(c)(d)	100	100
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.241% 4/15/2037 (a)(c)(d)	79	79
BX Trust, Series 2025-GW, Class A, (1-month USD CME Term SOFR + 1.60%) 5.35% 7/15/2042 (a)(c)(d)	200	200
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040 (a)(c)(d)	379	391
		770

Collateralized mortgage-backed obligations (privately originated) 0.39%
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061 (a)(c)(d)	128	122
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066 (a)(c)(d)	51	47
Farmer Mac Agricultural Real Estate Trust, Series 2024-2, Class A1, 5.191% 8/1/2054 (a)(c)(d)	81	82
Morgan Stanley Residential Mortgage Loan Trust, Series 2024-INV2, Class A1, 6.50% 2/25/2054 (a)(c)(d)	145	148
PMT Loan Trust, Series 2024-INV1, Class A2, 6.00% 10/25/2059 (a)(c)(d)	86	88
		487
Total mortgage-backed obligations		99,553
U.S. Treasury bonds & notes 6.22%
U.S. Treasury 6.22%
U.S. Treasury 4.375% 7/31/2026	535	538
U.S. Treasury 3.50% 10/31/2027	1,130	1,130
U.S. Treasury 4.25% 2/15/2028	460	467
U.S. Treasury 3.875% 3/15/2028	550	554
U.S. Treasury 4.125% 7/31/2028	450	457
U.S. Treasury 3.50% 10/15/2028	800	799
U.S. Treasury 4.50% 5/31/2029 (e)	1,025	1,055
U.S. Treasury 4.00% 2/28/2030	330	334
U.S. Treasury 4.00% 3/31/2030	100	101
U.S. Treasury 4.00% 6/30/2032	300	302
U.S. Treasury 4.25% 8/15/2035	230	232
U.S. Treasury 1.875% 2/15/2041	240	168
U.S. Treasury 3.25% 5/15/2042	106	89
U.S. Treasury 4.75% 2/15/2045	190	189
U.S. Treasury 1.875% 11/15/2051	65	36
U.S. Treasury 4.625% 2/15/2055	345	333
U.S. Treasury 4.75% 8/15/2055	640	631
U.S. Treasury 4.625% 11/15/2055	410	396
Total U.S. Treasury bonds & notes		7,811
Asset-backed obligations 1.03%
Auto loan 0.67%
American Credit Acceptance Receivables Trust, Series 2024-4, Class A, 4.81% 3/13/2028 (a)(c)	1	1
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class A2, 4.84% 9/15/2027 (a)	1	1
CPS Auto Receivables Trust, Series 2024-D, Class A, 4.91% 6/15/2028 (a)(c)	22	22
Drive Auto Receivables Trust, Series 2024-2, Class A2, 4.94% 12/15/2027 (a)	1	1
Drive Auto Receivables Trust, Series 2024-2, Class A3, 4.50% 9/15/2028 (a)	21	21
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036 (a)(c)	257	266
GLS Auto Receivables Trust, Series 2024-4A, Class A2, 4.76% 10/15/2027 (a)(c)	3	3

American Funds Insurance Series	254

American Funds Mortgage Fund® (continued)
Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Auto loan (continued)
GLS Auto Receivables Trust, Series 2024-3A, Class A3, 5.02% 4/17/2028 (a)(c)		USD43	$43
Santander Drive Auto Receivables Trust, Series 2023-4, Class A3, 5.73% 4/17/2028 (a)		1	1
Toyota Auto Loan Extended Note Trust, Series 2023-1, Class A, 4.93% 6/25/2036 (a)(c)		100	102
Wheels Fleet Lease Funding, LLC, Series 2024-2A, Class A1, 4.87% 6/21/2039 (a)(c)		383	387
			848

Student loan 0.22%
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069 (a)(c)		58	53
Navient Student Loan Trust, Series 2021-CA, Class A, 1.06% 10/15/2069 (a)(c)		76	70
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062 (a)(c)		86	81
Nelnet Student Loan Trust, Series 2021-CA, Class AFL, (1-month USD CME Term SOFR + 0.854%) 4.588% 4/20/2062 (a)(c)(d)		72	72
			276

Other asset-backed securities 0.14%
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060 (a)(c)		89	75
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061 (a)(c)		100	84
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029 (a)		12	12
			171
Total asset-backed obligations			1,295
Total bonds, notes & other debt instruments (cost: $108,233,000)			108,659
Short-term securities 19.42%	Weighted average yield at acquisition
Commercial paper 4.81%
Exxon Asset Management Co. 3/31/2026	3.820%	1,050	1,040
Novartis Finance Corp. 1/2/2026 (c)	3.660	2,000	2,000
Victory Receivables Corp. 1/16/2026 (c)	4.000	1,000	998
Wal-Mart Stores, Inc. 1/14/2026 (c)	3.630	2,000	1,997
			6,035

Bonds & notes of governments & government agencies outside the U.S. 1.11%
Ontario (Province of) 1/23/2026	3.890	1,400	1,397

Federal agency bills & notes 13.50%
Federal Farm Credit Banks 2/20/2026	3.580	2,500	2,488
Federal Home Loan Bank 1/2/2026	3.500	3,100	3,100
Federal Home Loan Bank 1/9/2026	3.840	2,500	2,498
Federal Home Loan Bank 2/4/2026	3.590	2,000	1,994
Federal Home Loan Bank 2/6/2026	3.685	3,500	3,488

255	American Funds Insurance Series

American Funds Mortgage Fund® (continued)
Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Federal agency bills & notes (continued)
Federal Home Loan Bank 2/11/2026	3.790%	USD1,400	$1,394
Federal Home Loan Bank 3/6/2026	3.635	1,500	1,491
Federal Home Loan Bank 3/20/2026	3.565	500	496
Total short-term securities (cost: $24,378,000)			24,381
Total investment securities 105.95% (cost: $132,611,000)			133,040
Other assets less liabilities (5.95)%			(7,473)
Net assets 100.00%			$125,567
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
30 Day Federal Funds Futures	Long	2	3/2/2026	USD803	$— (b)
2 Year U.S. Treasury Note Futures	Long	343	4/6/2026	71,615	(17)
5 Year U.S. Treasury Note Futures	Long	140	4/6/2026	15,303	(39)
10 Year Ultra U.S. Treasury Note Futures	Long	30	3/31/2026	3,450	(28)
10 Year U.S. Treasury Note Futures	Short	18	3/31/2026	(2,024)	18
20 Year U.S. Treasury Bond Futures	Long	15	3/31/2026	1,734	(23)
30 Year Ultra U.S. Treasury Bond Futures	Long	23	3/31/2026	2,714	(43)
					$(132)
Swap contracts

Interest rate swaps
Centrally cleared interest rate swaps
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
SOFR	Annual	3.3615%	Annual	5/31/2030	USD520	$1	$—	$1
SOFR	Annual	3.6025%	Annual	1/8/2034	USD495	3	—	3
SOFR	Annual	3.8215%	Annual	4/23/2035	USD100	(1)	—	(1)
SOFR	Annual	3.6965%	Annual	11/5/2035	USD230	2	—	2
SOFR	Annual	3.41%	Annual	7/28/2045	USD1,182	121	—	121
						$126	$—	$126

(a)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(b)	Amount less than one thousand.
(c)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,682,000, which represented 6.12% of the net assets of the fund.

(d)
Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(e)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $946,000, which represented 0.75% of the net assets of the fund.
(f)	Represents securities transacted on a TBA basis.

American Funds Insurance Series	256

American Funds Mortgage Fund® (continued)

Key to abbreviation(s)
Assn. = Association
CME = CME Group
SOFR = Secured Overnight Financing Rate
TBA = To be announced
USD = U.S. dollars
Refer to the notes to financial statements.

257	American Funds Insurance Series

Ultra-Short Bond Fund
Investment portfolio December 31, 2025

Short-term securities 100.30%	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Commercial paper 62.55%
Apple, Inc. 1/5/2026 (a)	0.210%	USD4,000	$3,998
Apple, Inc. 1/15/2026 (a)	0.315	7,500	7,489
Cabot Trail Funding, LLC. 1/14/2026 (a)	1.160	10,175	10,160
CHARTA, LLC 1/14/2026 (a)	0.449	10,000	9,985
Chevron Corp. 1/5/2026 (a)	0.201	2,200	2,199
Chevron Corp. 2/3/2026 (a)	0.544	11,400	11,361
Cisco Systems, Inc. 1/22/2026 (a)	0.854	11,900	11,873
DBS Bank, Ltd. 1/23/2026 (a)	1.522	11,500	11,473
Essilor International 1/26/2026 (a)	0.346	9,000	8,976
Linde, Inc. 1/20/2026	0.357	2,900	2,894
Linde, Inc. 2/2/2026	0.435	8,200	8,173
LVMH Moet Hennessy Louis Vuitton, Inc. 2/2/2026 (a)	1.227	11,000	10,963
Novartis Finance Corp. 1/12/2026 (a)	0.211	11,000	10,987
Oversea-Chinese Banking Corp., Ltd. 1/5/2026 (a)	0.347	5,200	5,197
Oversea-Chinese Banking Corp., Ltd. 1/26/2026 (a)	0.260	4,200	4,189
Paccar Financial Corp. 1/26/2026	0.385	10,000	9,973
Procter & Gamble Co. 3/4/2026 (a)	0.748	10,000	9,936
Prudential Funding, LLC 1/9/2026	0.311	10,000	9,991
Siemens Capital Company, LLC. 1/6/2026 (a)	1.103	7,700	7,695
Starbird Funding Corp. 3/4/2026 (a)	0.822	10,800	10,729
Victory Receivables Corp. 1/16/2026 (a)	0.994	12,000	11,980
Wal-Mart Stores, Inc. 1/14/2026 (a)	0.280	12,200	12,183
			192,404
Federal agency bills & notes 19.81%
Federal Farm Credit Banks 2/20/2026	0.526	1,000	995
Federal Home Loan Bank 1/2/2026	0.020	4,500	4,500
Federal Home Loan Bank 1/30/2026	1.143	9,600	9,573
Federal Home Loan Bank 2/6/2026	0.877	5,000	4,983
Federal Home Loan Bank 2/11/2026	0.869	2,400	2,391
Federal Home Loan Bank 2/12/2026	0.841	6,100	6,075
Federal Home Loan Bank 2/17/2026	0.739	7,500	7,466
Federal Home Loan Bank 2/25/2026	1.086	11,100	11,041
Federal Home Loan Bank 3/6/2026	0.795	4,000	3,975
Federal Home Loan Bank 3/11/2026	0.787	5,000	4,967
Federal Home Loan Bank 4/8/2026	0.962	5,000	4,953
			60,919
Bonds & notes of governments & government agencies outside the U.S. 13.50%
Alberta (Province of) 3/2/2026 (a)	0.846	9,800	9,739
Hydro-Québec 1/6/2026 (a)	0.385	11,000	10,993
KfW 1/7/2026 (a)	0.218	2,000	1,999
KfW 3/18/2026 (a)	0.762	8,000	7,939
Ontario (Province of) 1/23/2026	0.563	7,000	6,984
Ontario (Province of) 2/26/2026	0.828	3,900	3,877
			41,531

American Funds Insurance Series	258

Ultra-Short Bond Fund (continued)
Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)
U.S. Treasury bills 4.44%
U.S. Treasury 2/10/2026	0.632%	USD8,700	$8,667
U.S. Treasury 2/17/2026	0.652	5,000	4,977
			13,644
Total short-term securities (cost: $308,476,000)			308,498
Total investment securities 100.30% (cost: $308,476,000)			308,498
Other assets less liabilities (0.30)%			(921)
Net assets 100.00%			$307,577

(a)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $192,043,000, which represented 62.44% of the net assets of the fund.

Key to abbreviation(s)
USD = U.S. dollars
Refer to the notes to financial statements.

259	American Funds Insurance Series

U.S. Government Securities Fund
Investment portfolio December 31, 2025

Bonds, notes & other debt instruments 86.86%	Principal amount (000)	Value (000)
Mortgage-backed obligations 43.50%
Federal agency mortgage-backed obligations 43.50%
Fannie Mae Pool #745316 6.50% 2/1/2026 (a)	USD— (b)	$— (b)
Fannie Mae Pool #AL9870 6.50% 2/1/2028 (a)	4	4
Fannie Mae Pool #257431 6.50% 10/1/2028 (a)	1	1
Fannie Mae Pool #695412 5.00% 6/1/2033 (a)	— (b)	— (b)
Fannie Mae Pool #AD3566 5.00% 10/1/2035 (a)	2	2
Fannie Mae Pool #MA2588 4.00% 4/1/2036 (a)	413	409
Fannie Mae Pool #MA2746 4.00% 9/1/2036 (a)	968	957
Fannie Mae Pool #CB3701 2.50% 5/1/2037 (a)	721	683
Fannie Mae Pool #940890 6.50% 6/1/2037 (a)	— (b)	— (b)
Fannie Mae Pool #MA4665 2.50% 7/1/2037 (a)	297	281
Fannie Mae Pool #256828 7.00% 7/1/2037 (a)	2	2
Fannie Mae Pool #256860 6.50% 8/1/2037 (a)	8	8
Fannie Mae Pool #888698 7.00% 10/1/2037 (a)	9	10
Fannie Mae Pool #970343 6.00% 2/1/2038 (a)	12	12
Fannie Mae Pool #931768 5.00% 8/1/2039 (a)	4	4
Fannie Mae Pool #AC0794 5.00% 10/1/2039 (a)	15	15
Fannie Mae Pool #932606 5.00% 2/1/2040 (a)	6	6
Fannie Mae Pool #FM7365 2.00% 5/1/2041 (a)	22,975	20,051
Fannie Mae Pool #AI1862 5.00% 5/1/2041 (a)	250	257
Fannie Mae Pool #AI3510 5.00% 6/1/2041 (a)	126	129
Fannie Mae Pool #AE1248 5.00% 6/1/2041 (a)	27	28
Fannie Mae Pool #AJ0704 5.00% 9/1/2041 (a)	114	117
Fannie Mae Pool #AJ1873 4.00% 10/1/2041 (a)	14	14
Fannie Mae Pool #AJ5391 5.00% 11/1/2041 (a)	63	65
Fannie Mae Pool #AE1277 5.00% 11/1/2041 (a)	12	12
Fannie Mae Pool #AE1283 5.00% 12/1/2041 (a)	5	6
Fannie Mae Pool #AE1290 5.00% 2/1/2042 (a)	16	16
Fannie Mae Pool #AT0300 3.50% 3/1/2043 (a)	4	4
Fannie Mae Pool #AT3954 3.50% 4/1/2043 (a)	6	5
Fannie Mae Pool #AT7161 3.50% 6/1/2043 (a)	28	27
Fannie Mae Pool #MA5235 6.50% 12/1/2043 (a)	754	784
Fannie Mae Pool #AY1829 3.50% 12/1/2044 (a)	7	6
Fannie Mae Pool #BE5017 3.50% 2/1/2045 (a)	51	49
Fannie Mae Pool #FM9416 3.50% 7/1/2045 (a)	3,360	3,191
Fannie Mae Pool #BE8740 3.50% 5/1/2047 (a)	42	40
Fannie Mae Pool #BE8742 3.50% 5/1/2047 (a)	11	10
Fannie Mae Pool #BH2846 3.50% 5/1/2047 (a)	6	6
Fannie Mae Pool #BH2848 3.50% 5/1/2047 (a)	5	5
Fannie Mae Pool #BH2847 3.50% 5/1/2047 (a)	2	2
Fannie Mae Pool #BH3122 4.00% 6/1/2047 (a)	5	5
Fannie Mae Pool #BJ5015 4.00% 12/1/2047 (a)	77	75
Fannie Mae Pool #BM3788 3.50% 3/1/2048 (a)	2,416	2,281
Fannie Mae Pool #BJ4901 3.50% 3/1/2048 (a)	31	29
Fannie Mae Pool #BK5232 4.00% 5/1/2048 (a)	43	42
Fannie Mae Pool #BK6840 4.00% 6/1/2048 (a)	61	59
Fannie Mae Pool #BK9743 4.00% 8/1/2048 (a)	19	18
Fannie Mae Pool #BK9761 4.50% 8/1/2048 (a)	13	13
Fannie Mae Pool #FM3280 3.50% 5/1/2049 (a)	865	822
Fannie Mae Pool #FM1062 3.50% 6/1/2049 (a)	318	302
Fannie Mae Pool #BJ8411 3.50% 8/1/2049 (a)	84	79
Fannie Mae Pool #CA4151 3.50% 9/1/2049 (a)	428	406
Fannie Mae Pool #FM1443 3.50% 9/1/2049 (a)	241	228
Fannie Mae Pool #FM2179 3.00% 1/1/2050 (a)	2,768	2,508
Fannie Mae Pool #CA6593 2.50% 8/1/2050 (a)	706	611
Fannie Mae Pool #CA7052 3.00% 9/1/2050 (a)	24	21
Fannie Mae Pool #BQ3005 2.50% 10/1/2050 (a)	447	382
Fannie Mae Pool #CA7257 2.50% 10/1/2050 (a)	150	130
Fannie Mae Pool #CA7739 2.50% 11/1/2050 (a)	1,520	1,304
Fannie Mae Pool #MA4208 2.00% 12/1/2050 (a)	187	153
Fannie Mae Pool #BR0772 2.00% 1/1/2051 (a)	1,301	1,054

American Funds Insurance Series	260

U.S. Government Securities Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA4237 2.00% 1/1/2051 (a)	USD66	$54
Fannie Mae Pool #FM6548 2.00% 3/1/2051 (a)	874	723
Fannie Mae Pool #CB0290 2.00% 4/1/2051 (a)	559	456
Fannie Mae Pool #MA4305 2.00% 4/1/2051 (a)	9	7
Fannie Mae Pool #FM6856 2.50% 4/1/2051 (a)	338	289
Fannie Mae Pool #BR1035 2.00% 5/1/2051 (a)	5	4
Fannie Mae Pool #FM8114 2.00% 6/1/2051 (a)	1,334	1,080
Fannie Mae Pool #CB0844 2.50% 6/1/2051 (a)	827	700
Fannie Mae Pool #FM7687 3.00% 6/1/2051 (a)	4,198	3,797
Fannie Mae Pool #BR2095 2.50% 7/1/2051 (a)	1,272	1,087
Fannie Mae Pool #FM9530 2.50% 7/1/2051 (a)	257	218
Fannie Mae Pool #FM7900 2.50% 7/1/2051 (a)	149	129
Fannie Mae Pool #FM8422 2.50% 8/1/2051 (a)	488	414
Fannie Mae Pool #FM8745 2.50% 9/1/2051 (a)	1,207	1,025
Fannie Mae Pool #CB1527 2.50% 9/1/2051 (a)	550	471
Fannie Mae Pool #FS1630 2.50% 9/1/2051 (a)	364	308
Fannie Mae Pool #CB1868 2.50% 10/1/2051 (a)	972	823
Fannie Mae Pool #FS0965 2.00% 11/1/2051 (a)	40	33
Fannie Mae Pool #BU2803 2.50% 11/1/2051 (a)	20	17
Fannie Mae Pool #BU3058 2.50% 12/1/2051 (a)	1,948	1,652
Fannie Mae Pool #CB2286 2.50% 12/1/2051 (a)	996	856
Fannie Mae Pool #FA1935 2.50% 12/1/2051 (a)	5	4
Fannie Mae Pool #FM9976 3.00% 12/1/2051 (a)	633	575
Fannie Mae Pool #BV0894 2.00% 1/1/2052 (a)	463	375
Fannie Mae Pool #CB2668 3.00% 1/1/2052 (a)	2,286	2,025
Fannie Mae Pool #CB2544 3.00% 1/1/2052 (a)	1,868	1,676
Fannie Mae Pool #CB2666 3.00% 1/1/2052 (a)	949	840
Fannie Mae Pool #BV3076 2.00% 2/1/2052 (a)	383	310
Fannie Mae Pool #FS5037 2.50% 2/1/2052 (a)	368	312
Fannie Mae Pool #FS0523 2.50% 2/1/2052 (a)	160	137
Fannie Mae Pool #FS0647 3.00% 2/1/2052 (a)	2,932	2,654
Fannie Mae Pool #FS1374 3.00% 3/1/2052 (a)	1,945	1,724
Fannie Mae Pool #CB3140 4.00% 3/1/2052 (a)	410	391
Fannie Mae Pool #BV7703 2.00% 4/1/2052 (a)	3,078	2,496
Fannie Mae Pool #CB3354 2.50% 4/1/2052 (a)	7,001	5,926
Fannie Mae Pool #CB3375 3.50% 4/1/2052 (a)	1,004	931
Fannie Mae Pool #BV9262 3.00% 5/1/2052 (a)	783	694
Fannie Mae Pool #CB3523 3.00% 5/1/2052 (a)	168	149
Fannie Mae Pool #CB3528 4.00% 5/1/2052 (a)	549	523
Fannie Mae Pool #FS6605 2.00% 6/1/2052 (a)	473	383
Fannie Mae Pool #FS7329 2.00% 6/1/2052 (a)	98	79
Fannie Mae Pool #CB3774 4.00% 6/1/2052 (a)	2,471	2,359
Fannie Mae Pool #FS2159 5.00% 6/1/2052 (a)	49	49
Fannie Mae Pool #BV2558 5.00% 6/1/2052 (a)	44	44
Fannie Mae Pool #FS6986 2.00% 7/1/2052 (a)	203	165
Fannie Mae Pool #FA2839 2.50% 7/1/2052 (a)	3,391	2,871
Fannie Mae Pool #FS6362 3.50% 8/1/2052 (a)	2,189	2,030
Fannie Mae Pool #BV8976 5.00% 8/1/2052 (a)	285	288
Fannie Mae Pool #FS2489 5.00% 8/1/2052 (a)	46	46
Fannie Mae Pool #BW1192 4.50% 9/1/2052 (a)	628	619
Fannie Mae Pool #FS4611 5.00% 9/1/2052 (a)	8,032	8,048
Fannie Mae Pool #FS3056 2.00% 10/1/2052 (a)	3,185	2,587
Fannie Mae Pool #BW9458 4.50% 10/1/2052 (a)	912	898
Fannie Mae Pool #BX0097 4.50% 10/1/2052 (a)	832	817
Fannie Mae Pool #FS5994 5.00% 10/1/2052 (a)	7,788	7,805
Fannie Mae Pool #BX1004 5.00% 10/1/2052 (a)	4,729	4,733
Fannie Mae Pool #BW1289 5.50% 10/1/2052 (a)	576	587
Fannie Mae Pool #BW1243 5.50% 10/1/2052 (a)	526	536
Fannie Mae Pool #CB4917 5.50% 10/1/2052 (a)	77	79
Fannie Mae Pool #MA4820 6.50% 10/1/2052 (a)	207	216

261	American Funds Insurance Series

U.S. Government Securities Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB5118 4.00% 11/1/2052 (a)	USD48	$46
Fannie Mae Pool #MA4805 4.50% 11/1/2052 (a)	7	7
Fannie Mae Pool #BX3198 4.00% 12/1/2052 (a)	47	45
Fannie Mae Pool #MA4840 4.50% 12/1/2052 (a)	2,465	2,418
Fannie Mae Pool #BX6121 6.00% 1/1/2053 (a)	1,804	1,875
Fannie Mae Pool #BY1411 4.00% 2/1/2053 (a)	1,367	1,303
Fannie Mae Pool #MA4919 5.50% 2/1/2053 (a)	8	8
Fannie Mae Pool #FS3759 6.00% 2/1/2053 (a)	660	691
Fannie Mae Pool #CB5919 6.00% 3/1/2053 (a)	717	739
Fannie Mae Pool #CB5912 6.00% 3/1/2053 (a)	543	563
Fannie Mae Pool #BY2249 4.00% 4/1/2053 (a)	223	212
Fannie Mae Pool #MA4979 5.50% 4/1/2053 (a)	1,942	1,977
Fannie Mae Pool #CB6106 6.50% 4/1/2053 (a)	320	338
Fannie Mae Pool #MA5010 5.50% 5/1/2053 (a)	288	294
Fannie Mae Pool #MA5011 6.00% 5/1/2053 (a)	1,594	1,646
Fannie Mae Pool #CB6590 4.00% 6/1/2053 (a)	70	67
Fannie Mae Pool #MA5039 5.50% 6/1/2053 (a)	2,635	2,682
Fannie Mae Pool #CB6485 6.00% 6/1/2053 (a)	2,588	2,664
Fannie Mae Pool #FS4933 6.00% 6/1/2053 (a)	1,690	1,741
Fannie Mae Pool #CB6486 6.00% 6/1/2053 (a)	1,634	1,684
Fannie Mae Pool #MA5040 6.00% 6/1/2053 (a)	1,248	1,287
Fannie Mae Pool #CB6465 6.00% 6/1/2053 (a)	1,196	1,240
Fannie Mae Pool #CB6719 4.50% 7/1/2053 (a)	346	339
Fannie Mae Pool #MA5072 5.50% 7/1/2053 (a)	9,038	9,198
Fannie Mae Pool #MA5073 6.00% 7/1/2053 (a)	1,490	1,533
Fannie Mae Pool #FS5343 6.00% 7/1/2053 (a)	245	253
Fannie Mae Pool #CB6853 4.50% 8/1/2053 (a)	429	419
Fannie Mae Pool #MA5107 5.50% 8/1/2053 (a)	186	189
Fannie Mae Pool #MA5165 5.50% 10/1/2053 (a)	19,754	20,095
Fannie Mae Pool #MA5166 6.00% 10/1/2053 (a)	444	457
Fannie Mae Pool #CB7242 6.50% 10/1/2053 (a)	618	644
Fannie Mae Pool #MA5167 6.50% 10/1/2053 (a)	178	185
Fannie Mae Pool #MA5207 4.00% 11/1/2053 (a)	943	898
Fannie Mae Pool #MA5192 6.50% 11/1/2053 (a)	24	25
Fannie Mae Pool #FS8361 3.50% 12/1/2053 (a)	254	236
Fannie Mae Pool #MA5236 4.00% 12/1/2053 (a)	23	21
Fannie Mae Pool #FS6668 5.50% 12/1/2053 (a)	494	502
Fannie Mae Pool #MA5215 5.50% 12/1/2053 (a)	136	138
Fannie Mae Pool #CB7624 6.50% 12/1/2053 (a)	9,288	9,680
Fannie Mae Pool #CB8089 7.00% 12/1/2053 (a)	721	758
Fannie Mae Pool #FS6873 6.50% 1/1/2054 (a)	2,899	3,018
Fannie Mae Pool #FS6809 5.50% 2/1/2054 (a)	445	452
Fannie Mae Pool #FS7809 7.00% 2/1/2054 (a)	6,000	6,316
Fannie Mae Pool #MA5296 5.50% 3/1/2054 (a)	876	889
Fannie Mae Pool #DA7881 5.50% 3/1/2054 (a)	395	401
Fannie Mae Pool #DB0754 5.50% 3/1/2054 (a)	42	42
Fannie Mae Pool #CB8328 5.50% 4/1/2054 (a)	1,169	1,194
Fannie Mae Pool #DB1235 6.00% 4/1/2054 (a)	600	623
Fannie Mae Pool #CB8387 6.50% 4/1/2054 (a)	1,109	1,161
Fannie Mae Pool #MA5353 5.50% 5/1/2054 (a)	5,132	5,210
Fannie Mae Pool #CB8507 6.50% 5/1/2054 (a)	1,595	1,677
Fannie Mae Pool #CB8755 6.00% 6/1/2054 (a)	2,882	2,972
Fannie Mae Pool #DB6878 6.00% 6/1/2054 (a)	687	706
Fannie Mae Pool #DB6813 6.00% 6/1/2054 (a)	106	109
Fannie Mae Pool #CB8725 6.50% 6/1/2054 (a)	3,937	4,107
Fannie Mae Pool #FP0128 6.50% 6/1/2054 (a)	1,677	1,743
Fannie Mae Pool #BU4700 6.00% 7/1/2054 (a)	6,657	6,866
Fannie Mae Pool #FS8591 6.00% 7/1/2054 (a)	3,615	3,755
Fannie Mae Pool #DB6901 6.00% 7/1/2054 (a)	844	867
Fannie Mae Pool #BU4707 6.00% 7/1/2054 (a)	144	148

American Funds Insurance Series	262

U.S. Government Securities Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB8872 6.50% 7/1/2054 (a)	USD5,993	$6,273
Fannie Mae Pool #CB8876 6.50% 7/1/2054 (a)	1,622	1,693
Fannie Mae Pool #FS8317 6.50% 7/1/2054 (a)	959	1,007
Fannie Mae Pool #DC1075 6.00% 8/1/2054 (a)	234	240
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (a)	217	225
Fannie Mae Pool #FS8795 6.00% 8/1/2054 (a)	112	115
Fannie Mae Pool #BU4916 6.00% 8/1/2054 (a)	101	104
Fannie Mae Pool #FS8756 6.00% 8/1/2054 (a)	88	92
Fannie Mae Pool #DB7792 6.00% 8/1/2054 (a)	84	86
Fannie Mae Pool #FS8934 6.50% 8/1/2054 (a)	1,648	1,730
Fannie Mae Pool #MA5446 6.50% 8/1/2054 (a)	1,419	1,475
Fannie Mae Pool #FS9009 5.50% 9/1/2054 (a)	1,865	1,906
Fannie Mae Pool #DC1547 6.00% 9/1/2054 (a)	1,350	1,387
Fannie Mae Pool #DC3262 6.00% 9/1/2054 (a)	91	93
Fannie Mae Pool #DC3459 6.00% 9/1/2054 (a)	45	46
Fannie Mae Pool #MA5472 6.50% 9/1/2054 (a)	4,335	4,506
Fannie Mae Pool #BU5166 6.00% 10/1/2054 (a)	1,397	1,440
Fannie Mae Pool #DC5704 4.00% 11/1/2054 (a)	132	125
Fannie Mae Pool #BU5165 5.50% 11/1/2054 (a)	199	203
Fannie Mae Pool #MA5531 5.50% 11/1/2054 (a)	23	23
Fannie Mae Pool #DC5696 6.00% 11/1/2054 (a)	2,547	2,619
Fannie Mae Pool #CB9432 6.00% 11/1/2054 (a)	372	384
Fannie Mae Pool #MA5552 5.00% 12/1/2054 (a)	783	782
Fannie Mae Pool #DC7823 6.00% 12/1/2054 (a)	31	32
Fannie Mae Pool #FP0130 6.50% 12/1/2054 (a)	2,206	2,293
Fannie Mae Pool #MA5587 6.00% 1/1/2055 (a)	1,578	1,621
Fannie Mae Pool #CB9821 6.00% 1/1/2055 (a)	947	978
Fannie Mae Pool #FA0608 5.50% 2/1/2055 (a)	26	26
Fannie Mae Pool #MA5615 6.00% 2/1/2055 (a)	192	198
Fannie Mae Pool #MA5646 5.50% 3/1/2055 (a)	7,300	7,407
Fannie Mae Pool #FA2843 6.50% 3/1/2055 (a)	10,881	11,317
Fannie Mae Pool #190445 6.50% 3/1/2055 (a)	8,612	8,952
Fannie Mae Pool #MA5649 7.00% 3/1/2055 (a)	6,435	6,770
Fannie Mae Pool #MA5674 6.00% 4/1/2055 (a)	1,829	1,880
Fannie Mae Pool #FA1162 6.00% 4/1/2055 (a)	69	71
Fannie Mae Pool #DD4459 6.00% 4/1/2055 (a)	67	69
Fannie Mae Pool #MA5676 7.00% 4/1/2055 (a)	670	705
Fannie Mae Pool #DD9126 4.00% 5/1/2055 (a)	53	50
Fannie Mae Pool #MA5701 6.00% 5/1/2055 (a)	174	179
Fannie Mae Pool #DD8411 7.00% 5/1/2055 (a)	1,377	1,451
Fannie Mae Pool #MA5761 6.00% 7/1/2055 (a)	662	681
Fannie Mae Pool #FA2842 6.50% 7/1/2055 (a)	5,053	5,256
Fannie Mae Pool #MA5762 6.50% 7/1/2055 (a)	3,040	3,159
Fannie Mae Pool #BV6163 3.50% 8/1/2055 (a)	86	79
Fannie Mae Pool #MA5792 5.50% 8/1/2055 (a)	4,204	4,266
Fannie Mae Pool #MA5793 6.00% 8/1/2055 (a)	762	783
Fannie Mae Pool #CC0879 6.00% 8/1/2055 (a)	470	489
Fannie Mae Pool #MA5822 5.50% 9/1/2055 (a)	1,705	1,730
Fannie Mae Pool #MA5907 4.00% 12/1/2055 (a)	158	150
Fannie Mae Pool #BF0497 3.00% 7/1/2060 (a)	1,111	968
Fannie Mae Pool #BF0585 4.50% 12/1/2061 (a)	331	323
Fannie Mae Pool #BF0765 3.50% 9/1/2063 (a)	420	382
FARM Mortgage Trust, Series 2024-1, Class A, 4.684% 10/1/2053 (a)(c)(d)	941	918
Freddie Mac Pool #ZS8907 6.50% 10/1/2026 (a)	— (b)	— (b)
Freddie Mac Pool #ZA2024 6.50% 9/1/2027 (a)	— (b)	1; (b)
Freddie Mac Pool #1H1354 6.26% 11/1/2036 (a)(d)	29	30
Freddie Mac Pool #QO0557 2.50% 7/1/2037 (a)	1,083	1,025
Freddie Mac Pool #C03518 5.00% 9/1/2040 (a)	216	223
Freddie Mac Pool #G06459 5.00% 5/1/2041 (a)	446	459
Freddie Mac Pool #RB5145 2.00% 2/1/2042 (a)	601	521

263	American Funds Insurance Series

U.S. Government Securities Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RB5154 2.50% 4/1/2042 (a)	USD8,660	$7,741
Freddie Mac Pool #Q15874 4.00% 2/1/2043 (a)	2	2
Freddie Mac Pool #Q17696 3.50% 4/1/2043 (a)	21	20
Freddie Mac Pool #Q19133 3.50% 6/1/2043 (a)	22	21
Freddie Mac Pool #Q23190 4.00% 11/1/2043 (a)	109	107
Freddie Mac Pool #Q28558 3.50% 9/1/2044 (a)	161	154
Freddie Mac Pool #760014 4.632% 8/1/2045 (a)(d)	202	203
Freddie Mac Pool #Q47615 3.50% 4/1/2047 (a)	41	38
Freddie Mac Pool #Q52069 3.50% 11/1/2047 (a)	58	55
Freddie Mac Pool #SD0470 4.00% 11/1/2047 (a)	5,483	5,288
Freddie Mac Pool #Q54701 3.50% 3/1/2048 (a)	39	37
Freddie Mac Pool #Q54709 3.50% 3/1/2048 (a)	39	37
Freddie Mac Pool #Q54700 3.50% 3/1/2048 (a)	32	30
Freddie Mac Pool #Q54781 3.50% 3/1/2048 (a)	24	23
Freddie Mac Pool #Q54782 3.50% 3/1/2048 (a)	19	18
Freddie Mac Pool #Q54699 3.50% 3/1/2048 (a)	16	16
Freddie Mac Pool #Q54831 3.50% 3/1/2048 (a)	11	11
Freddie Mac Pool #Q54698 3.50% 3/1/2048 (a)	11	10
Freddie Mac Pool #G67711 4.00% 3/1/2048 (a)	686	666
Freddie Mac Pool #Q55971 4.00% 5/1/2048 (a)	38	37
Freddie Mac Pool #Q56175 4.00% 5/1/2048 (a)	32	31
Freddie Mac Pool #Q56590 3.50% 6/1/2048 (a)	21	20
Freddie Mac Pool #Q56589 3.50% 6/1/2048 (a)	12	12
Freddie Mac Pool #Q56599 4.00% 6/1/2048 (a)	63	62
Freddie Mac Pool #ZT2265 4.00% 8/1/2048 (a)	5,121	4,951
Freddie Mac Pool #Q58411 4.50% 9/1/2048 (a)	156	156
Freddie Mac Pool #Q58436 4.50% 9/1/2048 (a)	74	73
Freddie Mac Pool #Q58378 4.50% 9/1/2048 (a)	50	49
Freddie Mac Pool #ZT0522 4.50% 9/1/2048 (a)	16	16
Freddie Mac Pool #QA0284 3.50% 6/1/2049 (a)	123	117
Freddie Mac Pool #QA2748 3.50% 9/1/2049 (a)	36	34
Freddie Mac Pool #RA1463 3.50% 10/1/2049 (a)	290	275
Freddie Mac Pool #RA1580 3.50% 10/1/2049 (a)	151	143
Freddie Mac Pool #RA3384 3.00% 8/1/2050 (a)	23	21
Freddie Mac Pool #RA3576 2.00% 9/1/2050 (a)	1,329	1,079
Freddie Mac Pool #QB4847 2.50% 10/1/2050 (a)	28	24
Freddie Mac Pool #SD8106 2.00% 11/1/2050 (a)	1,136	928
Freddie Mac Pool #RA3987 2.50% 11/1/2050 (a)	1,713	1,467
Freddie Mac Pool #SD8128 2.00% 2/1/2051 (a)	31	25
Freddie Mac Pool #RA4528 2.50% 2/1/2051 (a)	713	605
Freddie Mac Pool #SD8134 2.00% 3/1/2051 (a)	51	42
Freddie Mac Pool #RA5288 2.00% 5/1/2051 (a)	1,974	1,620
Freddie Mac Pool #RA5155 2.00% 5/1/2051 (a)	895	724
Freddie Mac Pool #SD7544 3.00% 7/1/2051 (a)	127	115
Freddie Mac Pool #SD0726 2.50% 10/1/2051 (a)	7,920	6,839
Freddie Mac Pool #RA6406 2.00% 11/1/2051 (a)	398	325
Freddie Mac Pool #SD1385 2.50% 11/1/2051 (a)	418	362
Freddie Mac Pool #QD3226 2.50% 12/1/2051 (a)	952	806
Freddie Mac Pool #QD3619 2.50% 12/1/2051 (a)	104	88
Freddie Mac Pool #SD7552 2.50% 1/1/2052 (a)	259	224
Freddie Mac Pool #SD0813 3.00% 1/1/2052 (a)	121	109
Freddie Mac Pool #RA6816 2.00% 2/1/2052 (a)	4,455	3,606
Freddie Mac Pool #RA6771 2.00% 2/1/2052 (a)	2,324	1,881
Freddie Mac Pool #QD7967 2.00% 2/1/2052 (a)	293	237
Freddie Mac Pool #SD0873 3.50% 2/1/2052 (a)	7,547	7,088
Freddie Mac Pool #QD7089 3.50% 2/1/2052 (a)	147	137
Freddie Mac Pool #SD5745 2.00% 3/1/2052 (a)	327	264
Freddie Mac Pool #QE1079 3.50% 4/1/2052 (a)	104	97
Freddie Mac Pool #QD9477 4.00% 4/1/2052 (a)	325	309
Freddie Mac Pool #QE2352 2.50% 5/1/2052 (a)	801	681

American Funds Insurance Series	264

U.S. Government Securities Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #8D0226 2.544% 5/1/2052 (a)(d)	USD412	$383
Freddie Mac Pool #SD8213 3.00% 5/1/2052 (a)	7,491	6,653
Freddie Mac Pool #QE1489 3.50% 5/1/2052 (a)	1,238	1,148
Freddie Mac Pool #QE3999 3.50% 5/1/2052 (a)	410	380
Freddie Mac Pool #QE4044 2.50% 6/1/2052 (a)	328	278
Freddie Mac Pool #SD6203 3.00% 6/1/2052 (a)	262	232
Freddie Mac Pool #RA7258 3.50% 6/1/2052 (a)	36	34
Freddie Mac Pool #SL2621 2.50% 7/1/2052 (a)	2,028	1,717
Freddie Mac Pool #SD8225 3.00% 7/1/2052 (a)	3,100	2,749
Freddie Mac Pool #RA7572 3.00% 8/1/2052 (a)	48	43
Freddie Mac Pool #SD4554 4.00% 8/1/2052 (a)	135	128
Freddie Mac Pool #QE8579 4.50% 8/1/2052 (a)	180	177
Freddie Mac Pool #QE8282 5.00% 8/1/2052 (a)	781	782
Freddie Mac Pool #QE7647 5.00% 8/1/2052 (a)	45	45
Freddie Mac Pool #SD1496 5.00% 8/1/2052 (a)	36	37
Freddie Mac Pool #QF0212 4.50% 9/1/2052 (a)	792	777
Freddie Mac Pool #QE9497 4.50% 9/1/2052 (a)	185	182
Freddie Mac Pool #SD1608 4.50% 9/1/2052 (a)	116	114
Freddie Mac Pool #RA7938 5.00% 9/1/2052 (a)	8,774	8,809
Freddie Mac Pool #SD3782 4.50% 10/1/2052 (a)	3,051	2,992
Freddie Mac Pool #SD2465 4.50% 10/1/2052 (a)	78	77
Freddie Mac Pool #SD1895 4.50% 11/1/2052 (a)	947	943
Freddie Mac Pool #QF2560 4.50% 11/1/2052 (a)	698	687
Freddie Mac Pool #SD2948 5.50% 11/1/2052 (a)	1,823	1,856
Freddie Mac Pool #SD8281 6.50% 12/1/2052 (a)	3,737	3,900
Freddie Mac Pool #SD8320 3.00% 2/1/2053 (a)	663	588
Freddie Mac Pool #SD8316 5.50% 4/1/2053 (a)	799	813
Freddie Mac Pool #QG1653 6.00% 4/1/2053 (a)	744	767
Freddie Mac Pool #QG0259 6.00% 4/1/2053 (a)	409	422
Freddie Mac Pool #RA8647 4.50% 5/1/2053 (a)	79	78
Freddie Mac Pool #SD8324 5.50% 5/1/2053 (a)	712	725
Freddie Mac Pool #SD3369 5.50% 5/1/2053 (a)	457	464
Freddie Mac Pool #SD8325 6.00% 5/1/2053 (a)	3,287	3,388
Freddie Mac Pool #QG3763 6.00% 5/1/2053 (a)	1,519	1,568
Freddie Mac Pool #SD2979 6.50% 5/1/2053 (a)	213	225
Freddie Mac Pool #SD8331 5.50% 6/1/2053 (a)	1,346	1,369
Freddie Mac Pool #SD8332 6.00% 6/1/2053 (a)	12,863	13,257
Freddie Mac Pool #SD3175 6.00% 6/1/2053 (a)	3,429	3,532
Freddie Mac Pool #SD3083 6.00% 6/1/2053 (a)	1,797	1,852
Freddie Mac Pool #QG5227 6.00% 6/1/2053 (a)	748	771
Freddie Mac Pool #RA9279 6.00% 6/1/2053 (a)	371	386
Freddie Mac Pool #RA9283 6.00% 6/1/2053 (a)	336	347
Freddie Mac Pool #RA9281 6.00% 6/1/2053 (a)	219	227
Freddie Mac Pool #RA9284 6.00% 6/1/2053 (a)	186	194
Freddie Mac Pool #RA9294 6.50% 6/1/2053 (a)	1,797	1,881
Freddie Mac Pool #RA9292 6.50% 6/1/2053 (a)	1,557	1,632
Freddie Mac Pool #RA9288 6.50% 6/1/2053 (a)	1,477	1,560
Freddie Mac Pool #RA9289 6.50% 6/1/2053 (a)	1,453	1,532
Freddie Mac Pool #RA9287 6.50% 6/1/2053 (a)	1,018	1,076
Freddie Mac Pool #RA9290 6.50% 6/1/2053 (a)	817	860
Freddie Mac Pool #RA9291 6.50% 6/1/2053 (a)	494	515
Freddie Mac Pool #RA9295 6.50% 6/1/2053 (a)	462	493
Freddie Mac Pool #SD8342 5.50% 7/1/2053 (a)	15,782	16,058
Freddie Mac Pool #SD3386 5.50% 7/1/2053 (a)	569	580
Freddie Mac Pool #SD8343 6.00% 7/1/2053 (a)	16,252	16,745
Freddie Mac Pool #SD8350 6.00% 8/1/2053 (a)	17,343	17,848
Freddie Mac Pool #SD8362 5.50% 9/1/2053 (a)	670	681
Freddie Mac Pool #SD3857 6.00% 9/1/2053 (a)	34,942	35,984
Freddie Mac Pool #RA9857 6.00% 9/1/2053 (a)	1,977	2,036
Freddie Mac Pool #SD3825 6.50% 9/1/2053 (a)	72	75

265	American Funds Insurance Series

U.S. Government Securities Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SL2623 3.00% 10/1/2053 (a)	USD2,099	$1,859
Freddie Mac Pool #SD4053 6.00% 10/1/2053 (a)	4,342	4,473
Freddie Mac Pool #SD8370 4.50% 11/1/2053 (a)	686	671
Freddie Mac Pool #SD8372 5.50% 11/1/2053 (a)	2,949	2,993
Freddie Mac Pool #SD4318 6.50% 11/1/2053 (a)	9,504	9,972
Freddie Mac Pool #SD8374 6.50% 11/1/2053 (a)	32	33
Freddie Mac Pool #SD8395 5.50% 1/1/2054 (a)	1,820	1,849
Freddie Mac Pool #RJ0854 6.50% 1/1/2054 (a)	340	355
Freddie Mac Pool #QI0100 4.00% 2/1/2054 (a)	157	149
Freddie Mac Pool #SD8401 5.50% 2/1/2054 (a)	861	875
Freddie Mac Pool #SD4894 6.00% 2/1/2054 (a)	3,774	3,911
Freddie Mac Pool #SD4975 6.00% 2/1/2054 (a)	172	177
Freddie Mac Pool #SL2362 6.50% 2/1/2054 (a)	4,620	4,858
Freddie Mac Pool #SD8408 5.50% 3/1/2054 (a)	461	468
Freddie Mac Pool #RJ1216 5.50% 4/1/2054 (a)	526	537
Freddie Mac Pool #RJ1215 5.50% 4/1/2054 (a)	93	94
Freddie Mac Pool #QI2895 6.00% 4/1/2054 (a)	490	509
Freddie Mac Pool #RJ1448 5.50% 5/1/2054 (a)	478	485
Freddie Mac Pool #SD8432 6.00% 5/1/2054 (a)	66	68
Freddie Mac Pool #SD5404 6.50% 5/1/2054 (a)	2,108	2,207
Freddie Mac Pool #RJ1535 6.50% 5/1/2054 (a)	1,019	1,071
Freddie Mac Pool #RJ1779 6.00% 6/1/2054 (a)	11,156	11,596
Freddie Mac Pool #SD8439 6.00% 6/1/2054 (a)	1	1
Freddie Mac Pool #RJ1792 6.50% 6/1/2054 (a)	2,477	2,609
Freddie Mac Pool #RJ1726 6.50% 6/1/2054 (a)	932	976
Freddie Mac Pool #RJ1725 6.50% 6/1/2054 (a)	582	614
Freddie Mac Pool #SD5949 6.00% 7/1/2054 (a)	7,350	7,575
Freddie Mac Pool #QI8874 6.00% 7/1/2054 (a)	2,780	2,867
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (a)	215	221
Freddie Mac Pool #RJ1986 6.50% 7/1/2054 (a)	5,542	5,770
Freddie Mac Pool #SD8448 6.50% 7/1/2054 (a)	2,052	2,133
Freddie Mac Pool #SD6286 5.50% 8/1/2054 (a)	3,847	3,932
Freddie Mac Pool #SD8453 5.50% 8/1/2054 (a)	906	919
Freddie Mac Pool #RJ2210 6.00% 8/1/2054 (a)	2,900	2,985
Freddie Mac Pool #RJ2216 6.00% 8/1/2054 (a)	1,336	1,377
Freddie Mac Pool #SD6029 6.00% 8/1/2054 (a)	137	141
Freddie Mac Pool #SD8454 6.00% 8/1/2054 (a)	76	78
Freddie Mac Pool #QJ3296 6.00% 8/1/2054 (a)	51	53
Freddie Mac Pool #SD8455 6.50% 8/1/2054 (a)	4,317	4,487
Freddie Mac Pool #RJ2222 6.50% 8/1/2054 (a)	3,489	3,652
Freddie Mac Pool #QJ4811 5.50% 9/1/2054 (a)	673	683
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (a)	470	485
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (a)	245	253
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (a)	232	242
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (a)	225	235
Freddie Mac Pool #RJ2309 6.00% 9/1/2054 (a)	138	142
Freddie Mac Pool #SD6288 6.50% 9/1/2054 (a)	4,396	4,620
Freddie Mac Pool #SD8464 6.50% 9/1/2054 (a)	1,520	1,580
Freddie Mac Pool #SL2445 6.50% 9/1/2054 (a)	1,245	1,301
Freddie Mac Pool #SD8469 5.50% 10/1/2054 (a)	3	3
Freddie Mac Pool #SD8475 5.50% 11/1/2054 (a)	379	384
Freddie Mac Pool #SD8493 5.50% 12/1/2054 (a)	3	3
Freddie Mac Pool #RJ3240 6.00% 1/1/2055 (a)	3,591	3,719
Freddie Mac Pool #SD8496 6.00% 1/1/2055 (a)	3,112	3,197
Freddie Mac Pool #RJ3301 6.00% 1/1/2055 (a)	1,422	1,480
Freddie Mac Pool #RJ3305 6.00% 1/1/2055 (a)	1,033	1,071
Freddie Mac Pool #SL2928 7.00% 1/1/2055 (a)	1,444	1,520
Freddie Mac Pool #SD8507 6.00% 2/1/2055 (a)	2,201	2,261
Freddie Mac Pool #SD8515 5.50% 3/1/2055 (a)	5	6
Freddie Mac Pool #SD8516 6.00% 3/1/2055 (a)	1,301	1,336

American Funds Insurance Series	266

U.S. Government Securities Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SL0673 6.50% 3/1/2055 (a)	USD4,423	$4,646
Freddie Mac Pool #SD8517 6.50% 3/1/2055 (a)	1,003	1,042
Freddie Mac Pool #QY0582 4.00% 4/1/2055 (a)	808	767
Freddie Mac Pool #SD8524 5.50% 4/1/2055 (a)	213	216
Freddie Mac Pool #SD8525 6.00% 4/1/2055 (a)	378	388
Freddie Mac Pool #QY1898 7.00% 4/1/2055 (a)	622	661
Freddie Mac Pool #SD8534 6.00% 5/1/2055 (a)	348	357
Freddie Mac Pool #RQ0012 5.00% 6/1/2055 (a)	649	648
Freddie Mac Pool #RQ0015 6.50% 6/1/2055 (a)	8,713	9,057
Freddie Mac Pool #RQ0027 5.50% 7/1/2055 (a)	2,767	2,807
Freddie Mac Pool #RQ0028 6.00% 7/1/2055 (a)	1,223	1,257
Freddie Mac Pool #SL2625 6.50% 7/1/2055 (a)	4,638	4,821
Freddie Mac Pool #RQ0041 6.00% 8/1/2055 (a)	631	648
Freddie Mac Pool #SL2781 6.50% 9/1/2055 (a)	2,776	2,914
Freddie Mac Pool #SL2647 6.50% 9/1/2055 (a)	1,752	1,841
Freddie Mac Pool #QZ5542 3.50% 10/1/2055 (a)	526	488
Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030 (a)	3,875	3,932
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056 (a)	3,332	3,184
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056 (a)	704	622
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056 (a)	283	255
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056 (a)	3,410	3,239
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056 (a)(d)	3,022	2,885
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057 (a)	764	664
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057 (a)(d)	1,062	971
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057 (a)(d)	324	318
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057 (a)	3,378	3,042
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058 (a)	386	377
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/25/2058 (a)	590	529
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/26/2058 (a)	1,453	1,417
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058 (a)	316	284
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059 (a)	1,257	1,185
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028 (a)	12,897	12,705
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029 (a)	3,267	3,108
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 7/25/2030 (a)	933	868
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 7/25/2030 (a)	435	392
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032 (a)	3,198	3,120
Government National Mortgage Assn. 5.00% 1/1/2056 (a)(e)	5	5
Government National Mortgage Assn. Pool #782365 6.00% 7/15/2038 (a)	55	58
Government National Mortgage Assn. Pool #700778 5.50% 10/15/2038 (a)	11	11
Government National Mortgage Assn. Pool #004269 6.50% 10/20/2038 (a)	113	122
Government National Mortgage Assn. Pool #698668 5.50% 11/15/2038 (a)	25	26
Government National Mortgage Assn. Pool #698406 5.00% 7/15/2039 (a)	113	117
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039 (a)	60	64
Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040 (a)	1,653	1,712
Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041 (a)	602	615
Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041 (a)	392	388
Government National Mortgage Assn. Pool #MA0533 3.00% 11/20/2042 (a)	14	13
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050 (a)	734	609
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050 (a)	643	533
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051 (a)	4,304	3,676
Government National Mortgage Assn. Pool #MA7534 2.50% 8/20/2051 (a)	1,863	1,609
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051 (a)	593	508
Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051 (a)	3,352	2,857
Government National Mortgage Assn. Pool #MA7827 2.50% 1/20/2052 (a)	78	67
Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052 (a)	2,855	2,459
Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052 (a)	1,472	1,273
Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052 (a)	896	774
Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052 (a)	707	606
Government National Mortgage Assn. Pool #MA7937 3.00% 3/20/2052 (a)	224	202
Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052 (a)	827	714

267	American Funds Insurance Series

U.S. Government Securities Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA7988 3.00% 4/20/2052 (a)	USD176	$158
Government National Mortgage Assn. Pool #MA8044 3.50% 5/20/2052 (a)	2,004	1,847
Government National Mortgage Assn. Pool #MA8199 3.50% 8/20/2052 (a)	620	568
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052 (a)	3,811	3,522
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052 (a)	291	277
Government National Mortgage Assn. Pool #MA8567 4.00% 1/20/2053 (a)	401	382
Government National Mortgage Assn. Pool #MA8723 4.00% 3/20/2053 (a)	199	190
Government National Mortgage Assn. Pool #MA8947 5.00% 6/20/2053 (a)	50	50
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053 (a)	4,091	4,008
Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053 (a)	2,634	2,581
Government National Mortgage Assn. Pool #MA9169 4.50% 9/20/2053 (a)	1,116	1,091
Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054 (a)	4,323	4,109
Government National Mortgage Assn. Pool #MB0024 4.50% 11/20/2054 (a)	1,352	1,319
Government National Mortgage Assn. Pool #MB0205 5.50% 2/20/2055 (a)	484	490
Government National Mortgage Assn. Pool #MB0424 5.50% 6/20/2055 (a)	989	999
Government National Mortgage Assn. Pool #MB0485 5.50% 7/20/2055 (a)	343	346
Government National Mortgage Assn. Pool #MB0742 3.50% 11/20/2055 (a)	928	845
Government National Mortgage Assn. Pool #MB0810 3.50% 12/20/2055 (a)	484	440
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063 (a)	418	312
Uniform Mortgage-Backed Security 2.00% 1/1/2041 (a)(e)	1,115	1,033
Uniform Mortgage-Backed Security 4.00% 1/1/2041 (a)(e)	920	908
Uniform Mortgage-Backed Security 5.00% 1/1/2041 (a)(e)	780	790
Uniform Mortgage-Backed Security 2.00% 1/1/2056 (a)(e)	16,198	13,097
Uniform Mortgage-Backed Security 3.50% 1/1/2056 (a)(e)	119	110
Uniform Mortgage-Backed Security 4.50% 1/1/2056 (a)(e)	1,999	1,951
Uniform Mortgage-Backed Security 5.50% 1/1/2056 (a)(e)	6,284	6,373
Uniform Mortgage-Backed Security 6.00% 1/1/2056 (a)(e)	18,724	19,228
Uniform Mortgage-Backed Security 6.50% 1/1/2056 (a)(e)	6,031	6,268
Uniform Mortgage-Backed Security 3.50% 2/1/2056 (a)(e)	7,168	6,605
Total mortgage-backed obligations		816,712
U.S. Treasury bonds & notes 40.76%
U.S. Treasury 36.84%
U.S. Treasury 4.25% 1/31/2026	5,535	5,536
U.S. Treasury 4.625% 2/28/2026	9,375	9,388
U.S. Treasury 4.625% 3/15/2026	11,050	11,072
U.S. Treasury 4.50% 3/31/2026	1,435	1,438
U.S. Treasury 4.875% 4/30/2026	35,525	35,676
U.S. Treasury 0.875% 6/30/2026	2,065	2,038
U.S. Treasury 4.50% 7/15/2026	10,366	10,422
U.S. Treasury 4.375% 7/31/2026	25,795	25,919
U.S. Treasury 4.625% 9/15/2026	10,209	10,285
U.S. Treasury 3.50% 9/30/2026	11,100	11,094
U.S. Treasury 3.875% 3/31/2027	23,000	23,100
U.S. Treasury 4.50% 4/15/2027	30,000	30,371
U.S. Treasury 0.50% 4/30/2027	1,250	1,202
U.S. Treasury 2.625% 5/31/2027	2,290	2,263
U.S. Treasury 3.75% 6/30/2027	33,220	33,348
U.S. Treasury 3.875% 7/31/2027	10,000	10,059
U.S. Treasury 3.75% 8/15/2027	5,043	5,064
U.S. Treasury 3.625% 8/31/2027	2,945	2,951
U.S. Treasury 3.375% 11/30/2027	600	599
U.S. Treasury 4.25% 2/15/2028 (f)	48,655	49,404
U.S. Treasury 3.625% 5/31/2028	14,850	14,890
U.S. Treasury 1.25% 6/30/2028	3,325	3,147
U.S. Treasury 4.00% 6/30/2028	6,907	6,988
U.S. Treasury 1.00% 7/31/2028	970	910
U.S. Treasury 4.125% 7/31/2028	17,685	17,950
U.S. Treasury 3.50% 11/15/2028	410	410

American Funds Insurance Series	268

U.S. Government Securities Fund (continued)
Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.625% 2/15/2029	USD3,270	$3,180
U.S. Treasury 4.50% 5/31/2029	825	849
U.S. Treasury 2.625% 7/31/2029	9,309	9,006
U.S. Treasury 4.00% 7/31/2029	15,070	15,268
U.S. Treasury 4.125% 10/31/2029	4,800	4,883
U.S. Treasury 4.125% 11/30/2029	10,200	10,377
U.S. Treasury 4.375% 12/31/2029	23,475	24,106
U.S. Treasury 4.00% 2/28/2030	11,270	11,415
U.S. Treasury 4.00% 3/31/2030	15,000	15,193
U.S. Treasury 3.75% 6/30/2030	17,030	17,075
U.S. Treasury 3.875% 6/30/2030	6,000	6,046
U.S. Treasury 4.00% 7/31/2030	1,185	1,200
U.S. Treasury 4.625% 9/30/2030	1,290	1,341
U.S. Treasury 4.875% 10/31/2030	625	657
U.S. Treasury 3.50% 11/30/2030	505	500
U.S. Treasury 4.25% 6/30/2031	9,625	9,847
U.S. Treasury 4.125% 11/30/2031	3,240	3,290
U.S. Treasury 4.125% 2/29/2032	9,305	9,440
U.S. Treasury 4.125% 3/31/2032	3,000	3,043
U.S. Treasury 4.125% 5/31/2032	10,295	10,435
U.S. Treasury 4.00% 6/30/2032	16,910	17,018
U.S. Treasury 2.75% 8/15/2032	8,095	7,550
U.S. Treasury 3.75% 11/30/2032	4,075	4,030
U.S. Treasury 3.875% 8/15/2033	3,180	3,156
U.S. Treasury 4.375% 5/15/2034	1,687	1,726
U.S. Treasury 3.875% 8/15/2034	1,970	1,941
U.S. Treasury 4.25% 11/15/2034	1,790	1,810
U.S. Treasury 4.625% 2/15/2035	5,000	5,194
U.S. Treasury 4.25% 5/15/2035	1,800	1,816
U.S. Treasury 4.25% 8/15/2035	5,315	5,357
U.S. Treasury 4.00% 11/15/2035	285	281
U.S. Treasury 4.50% 8/15/2039	13,655	13,699
U.S. Treasury 4.625% 2/15/2040	90	91
U.S. Treasury, interest only, 0% 11/15/2040	1,110	545
U.S. Treasury 1.375% 11/15/2040	1,945	1,265
U.S. Treasury 3.875% 5/15/2043	820	737
U.S. Treasury 4.375% 8/15/2043	40	38
U.S. Treasury 4.50% 2/15/2044	3,780	3,663
U.S. Treasury 4.125% 8/15/2044	11,760	10,810
U.S. Treasury 2.50% 2/15/2045	4,850	3,441
U.S. Treasury 5.00% 5/15/2045	8,955	9,207
U.S. Treasury 4.625% 11/15/2045	180	176
U.S. Treasury 2.50% 2/15/2046	3,900	2,720
U.S. Treasury 2.50% 5/15/2046	1,585	1,101
U.S. Treasury 2.875% 11/15/2046	2,700	1,997
U.S. Treasury 3.00% 8/15/2048	750	556
U.S. Treasury 2.375% 11/15/2049	1,435	924
U.S. Treasury 1.25% 5/15/2050	14,825	7,117
U.S. Treasury 1.375% 8/15/2050	4,330	2,135
U.S. Treasury 1.625% 11/15/2050	35,205	18,533
U.S. Treasury 1.875% 2/15/2051	5,892	3,301
U.S. Treasury 2.375% 5/15/2051	6,280	3,968
U.S. Treasury 2.00% 8/15/2051	5,226	3,001
U.S. Treasury 1.875% 11/15/2051	3,164	1,754
U.S. Treasury 3.00% 8/15/2052	895	643
U.S. Treasury 4.00% 11/15/2052	1,849	1,607
U.S. Treasury 4.75% 11/15/2053	205	202
U.S. Treasury 4.25% 2/15/2054	11,130	10,086
U.S. Treasury 4.625% 5/15/2054	3,165	3,054
U.S. Treasury 4.25% 8/15/2054	50	45

269	American Funds Insurance Series

U.S. Government Securities Fund (continued)
Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 4.625% 2/15/2055		USD7,370	$7,115
U.S. Treasury 4.75% 8/15/2055 (f)		27,230	26,830
U.S. Treasury 4.625% 11/15/2055		19,425	18,754
			691,669

U.S. Treasury inflation-protected securities 3.92%
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026 (g)		9,620	9,533
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027 (g)		2,960	2,907
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2029 (g)		37,322	37,704
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031 (g)		1,093	1,014
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032 (g)		3,399	3,107
U.S. Treasury Inflation-Protected Security 1.875% 7/15/2034 (g)		7,377	7,411
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041 (g)		141	138
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042 (g)		1,506	1,173
U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043 (g)		1,756	1,308
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049 (g)		323	233
U.S. Treasury Inflation-Protected Security 0.25% 2/15/2050 (g)		368	212
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051 (g)		144	78
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2054 (g)		456	410
U.S. Treasury Inflation-Protected Security 2.375% 2/15/2055 (g)		8,752	8,308
			73,536
Total U.S. Treasury bonds & notes			765,205
Federal agency bonds & notes 2.60%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 5/12/2026		46	46
Federal Home Loan Bank 3.25% 11/16/2028		6,500	6,462
Federal Home Loan Bank 5.50% 7/15/2036		300	329
Federal National Mortgage Association 7.125% 1/15/2030		2,000	2,258
Private Export Funding Corp. 1.40% 7/15/2028		3,000	2,840
Tennessee Valley Authority 2.875% 2/1/2027		5,000	4,966
Tennessee Valley Authority 4.875% 5/15/2035		2,445	2,525
Tennessee Valley Authority 4.65% 6/15/2035		1,780	1,811
Tennessee Valley Authority 5.88% 4/1/2036		875	980
Tennessee Valley Authority, Series A, 4.625% 9/15/2060		250	223
Tennessee Valley Authority, Southaven Combined Cycle Generation, LLC, 3.846% 8/15/2033		660	639
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 7/15/2026		645	657
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 8/1/2026		2,200	2,188
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 8/1/2027		10,250	10,131
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 8/1/2028		3,064	3,029
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 8/1/2029		2,020	1,987
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 8/1/2030		1,773	1,726
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 8/1/2031		2,074	1,998
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 8/1/2032		2,167	2,056
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 8/1/2033		1,639	1,545
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 8/1/2034		330	308
			48,704
Total bonds, notes & other debt instruments (cost: $1,653,043,000)			1,630,621
Short-term securities 15.36%	Weighted average yield at acquisition
Commercial paper 8.81%
Apple, Inc. 1/15/2026 (c)	3.650%	15,000	14,977
CAFCO, LLC 1/14/2026 (c)	4.040	10,000	9,985

American Funds Insurance Series	270

U.S. Government Securities Fund (continued)
Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Commercial paper (continued)
Chevron Corp. 2/3/2026 (c)	3.760%	USD12,300	$12,258
Desjardins Group 2/27/2026 (c)	3.750	12,500	12,425
Exxon Asset Management Co. 3/31/2026	3.820	19,510	19,332
Linde, Inc. 1/20/2026	3.660	9,400	9,381
Novartis Finance Corp. 1/2/2026 (c)	3.660	10,000	9,998
Oversea-Chinese Banking Corp., Ltd. 1/26/2026 (c)	3.740	7,000	6,981
Procter & Gamble Co. 1/23/2026 (c)	3.900	10,000	9,977
Procter & Gamble Co. 3/4/2026 (c)	3.750	10,000	9,936
Prudential Funding, LLC 1/9/2026	3.700	20,000	19,982
TOTAL Holdings USA, Inc. 1/5/2026 (c)	3.715	15,000	14,992
Wal-Mart Stores, Inc. 1/14/2026 (c)	3.630	15,200	15,178
			165,402

Bonds & notes of governments & government agencies outside the U.S. 2.58%
Alberta (Province of) 2/12/2026 (c)	3.770	10,100	10,056
KfW 1/7/2026 (c)	3.700	13,000	12,991
Ontario (Province of) 2/6/2026	3.770	25,600	25,501
			48,548

Federal agency bills & notes 3.97%
Federal Farm Credit Banks 2/20/2026	3.580	30,500	30,353
Federal Home Loan Bank 1/2/2026	3.500	14,364	14,364
Federal Home Loan Bank 1/23/2026	3.842	11,960	11,935
Federal Home Loan Bank 2/25/2026	3.725	17,900	17,805
Total short-term securities (cost: $288,397,000)			288,407
Options purchased (equity style) 0.01%
Options purchased (equity style)*			242
Total options purchased (equity style) (cost: $330,000)			242
Total investment securities 102.23% (cost: $1,941,770,000)			1,919,270
Total options written (equity style) † 0.00% (premium received: $102,000)			(81)
Other assets less liabilities (2.23)%			(41,841)
Net assets 100.00%			$1,877,348
*Options purchased (equity style)

Options on futures
Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value at 12/31/2025 (000)
Call
3 Month SOFR Futures Option	2,426	3/13/2026	USD96.63	USD606,500	$242

271	American Funds Insurance Series

U.S. Government Securities Fund (continued)
†Options written (equity style)

Options on futures
Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value at 12/31/2025 (000)
Call
3 Month SOFR Futures Option	1,444	3/13/2026	USD96.81	USD(361,000)	$(81)
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
30 Day Federal Funds Futures	Long	18	2/2/2026	USD7,228	$1
30 Day Federal Funds Futures	Long	443	3/2/2026	177,962	(25)
3 Month SOFR Futures	Long	3	6/17/2026	724	(4)
3 Month SOFR Futures	Long	26	9/16/2026	6,285	(6)
2 Year U.S. Treasury Note Futures	Long	5,852	4/6/2026	1,221,834	(293)
5 Year U.S. Treasury Note Futures	Long	2,936	4/6/2026	320,918	(856)
10 Year Ultra U.S. Treasury Note Futures	Short	253	3/31/2026	(29,099)	169
10 Year U.S. Treasury Note Futures	Short	1,099	3/31/2026	(123,569)	907
20 Year U.S. Treasury Bond Futures	Long	186	3/31/2026	21,500	(257)
30 Year Ultra U.S. Treasury Bond Futures	Long	447	3/31/2026	52,746	(850)
					$(1,214)
Swap contracts

Interest rate swaps
Centrally cleared interest rate swaps
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
4.184%	Annual	SOFR	Annual	1/10/2026	USD11,198	$1	$—	$1
4.2035%	Annual	SOFR	Annual	1/10/2026	USD11,197	1	—	1
4.2045%	Annual	SOFR	Annual	1/10/2026	USD1,020	— (b)	—	— (b)
4.27%	Annual	SOFR	Annual	2/16/2026	USD9,621	6	—	6
4.265%	Annual	SOFR	Annual	2/16/2026	USD4,777	3	—	3
4.3035%	Annual	SOFR	Annual	2/17/2026	USD2,874	2	—	2
4.2515%	Annual	SOFR	Annual	2/17/2026	USD2,847	2	—	2
4.2675%	Annual	SOFR	Annual	2/17/2026	USD2,771	2	—	2
4.3005%	Annual	SOFR	Annual	2/17/2026	USD1,989	1	—	1
4.288%	Annual	SOFR	Annual	2/17/2026	USD2,021	1	—	1
4.568%	Annual	SOFR	Annual	3/1/2026	USD27,000	34	—	34
4.56%	Annual	SOFR	Annual	3/1/2026	USD27,400	34	—	34
4.6275%	Annual	SOFR	Annual	3/20/2026	USD49,370	89	—	89
4.9005%	Annual	SOFR	Annual	4/17/2026	USD14,100	46	—	46
4.815%	Annual	SOFR	Annual	5/6/2026	USD31,500	116	—	116
4.723%	Annual	SOFR	Annual	5/7/2026	USD30,490	103	—	103
4.659%	Annual	SOFR	Annual	5/17/2026	USD45,400	159	—	159
SOFR	Annual	4.528%	Annual	6/18/2026	USD2,700	(10)	—	(10)

American Funds Insurance Series	272

U.S. Government Securities Fund (continued)
Swap contracts (continued)

Interest rate swaps (continued)
Centrally cleared interest rate swaps (continued)
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
U.S. Urban CPI	At maturity	2.12%	At maturity	12/22/2026	USD5,735	$8	$—	$8
3.535%	Annual	SOFR	Annual	1/23/2027	USD13,000	16	—	16
3.5405%	Annual	SOFR	Annual	1/23/2027	USD12,100	15	—	15
3.53%	Annual	SOFR	Annual	1/23/2027	USD7,300	8	—	8
SOFR	Annual	4.186%	Annual	2/18/2027	USD54,150	(467)	—	(467)
3.7645%	Annual	SOFR	Annual	2/20/2027	USD23,600	95	—	95
3.761%	Annual	SOFR	Annual	2/20/2027	USD11,800	47	—	47
4.5895%	Annual	SOFR	Annual	5/6/2027	USD22,710	361	—	361
SOFR	Annual	3.2465%	Annual	9/15/2027	USD16,600	19	—	19
SOFR	Annual	3.249%	Annual	9/15/2027	USD16,690	19	—	19
3.45%	Annual	SOFR	Annual	2/1/2028	USD12,500	36	—	36
3.47%	Annual	SOFR	Annual	2/2/2028	USD11,600	38	—	38
3.6475%	Annual	SOFR	Annual	2/27/2028	USD19,700	143	—	143
SOFR	Annual	3.528%	Annual	1/29/2030	USD4,000	(19)	—	(19)
SOFR	Annual	3.529%	Annual	1/29/2030	USD4,800	(23)	—	(23)
SOFR	Annual	3.5485%	Annual	1/29/2030	USD5,200	(29)	—	(29)
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	USD49,000	5,455	—	5,455
3.18%	Annual	SOFR	Annual	4/17/2030	USD2,600	(25)	—	(25)
3.275%	Annual	SOFR	Annual	4/18/2030	USD2,600	(15)	—	(15)
3.353%	Annual	SOFR	Annual	4/19/2030	USD2,600	(7)	—	(7)
3.342%	Annual	SOFR	Annual	4/19/2030	USD2,600	(8)	—	(8)
3.344%	Annual	SOFR	Annual	4/20/2030	USD2,600	(8)	—	(8)
3.128%	Annual	SOFR	Annual	4/28/2030	USD2,600	(31)	—	(31)
3.285%	Annual	SOFR	Annual	5/1/2030	USD2,500	(14)	—	(14)
3.259%	Annual	SOFR	Annual	5/1/2030	USD2,600	(17)	—	(17)
3.186%	Annual	SOFR	Annual	5/9/2030	USD2,600	(25)	—	(25)
3.215%	Annual	SOFR	Annual	5/10/2030	USD2,500	(21)	—	(21)
3.29%	Annual	SOFR	Annual	5/19/2030	USD3,100	(17)	—	(17)
SOFR	Annual	3.3615%	Annual	5/31/2030	USD15,320	38	—	38
3.31%	Annual	SOFR	Annual	6/9/2030	USD26,800	(132)	—	(132)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	USD15,500	1,909	—	1,909
3.488%	Annual	SOFR	Annual	6/17/2031	USD6,316	1	—	1
3.43574%	Annual	SOFR	Annual	6/17/2031	USD7,364	(16)	—	(16)
SOFR	Annual	3.326%	Annual	9/19/2032	USD10,880	172	—	172
SOFR	Annual	3.4225%	Annual	9/22/2032	USD10,938	110	—	110
SOFR	Annual	4.1615%	Annual	5/15/2033	USD330	(11)	—	(11)
SOFR	Annual	4.15%	Annual	5/15/2033	USD880	(29)	—	(29)
4.0135%	Annual	SOFR	Annual	8/21/2033	USD1,185	28	—	28
SOFR	Annual	3.6025%	Annual	1/8/2034	USD4,655	24	—	24
SOFR	Annual	3.7175%	Annual	8/8/2035	USD1,180	6	—	6
SOFR	Annual	3.6965%	Annual	11/5/2035	USD2,870	23	—	23
SOFR	Annual	3.79168%	Annual	6/17/2036	USD8,076	33	—	33
SOFR	Annual	3.801%	Annual	6/17/2036	USD6,989	23	—	23
SOFR	Annual	3.175%	Annual	2/1/2038	USD16,000	1,118	—	1,118
3.065%	Annual	SOFR	Annual	4/7/2040	USD12,300	(1,298)	—	(1,298)
3.616%	Annual	SOFR	Annual	8/5/2044	USD5,600	(393)	—	(393)
3.561%	Annual	SOFR	Annual	8/9/2044	USD4,800	(372)	—	(372)
SOFR	Annual	3.9815%	Annual	11/6/2044	USD10,330	236	—	236
SOFR	Annual	3.045%	Annual	7/27/2050	USD3,600	640	—	640
SOFR	Annual	2.85282%	Annual	12/6/2052	USD540	117	—	117
SOFR	Annual	2.93542%	Annual	12/6/2052	USD550	112	—	112
SOFR	Annual	3.01413%	Annual	1/12/2053	USD1,402	268	—	268
SOFR	Annual	3.02%	Annual	1/12/2053	USD1,400	266	—	266

273	American Funds Insurance Series

U.S. Government Securities Fund (continued)
Swap contracts (continued)

Interest rate swaps (continued)
Centrally cleared interest rate swaps (continued)
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency
SOFR	Annual	2.974%	Annual	4/17/2053	USD800	$159	$—	$159
SOFR	Annual	3.044%	Annual	4/18/2053	USD800	150	—	150
SOFR	Annual	3.0875%	Annual	4/19/2053	USD800	144	—	144
SOFR	Annual	3.1035%	Annual	4/19/2053	USD800	142	—	142
SOFR	Annual	3.0895%	Annual	4/20/2053	USD800	144	—	144
SOFR	Annual	2.9405%	Annual	4/28/2053	USD800	163	—	163
SOFR	Annual	3.0535%	Annual	5/1/2053	USD1,600	297	—	297
SOFR	Annual	3.085%	Annual	5/9/2053	USD900	162	—	162
SOFR	Annual	3.1135%	Annual	5/10/2053	USD800	141	—	141
SOFR	Annual	3.1605%	Annual	5/19/2053	USD1,000	168	—	168
SOFR	Annual	3.6765%	Annual	2/20/2054	USD2,019	169	—	169
SOFR	Annual	3.6815%	Annual	2/20/2054	USD1,510	125	—	125
SOFR	Annual	3.7205%	Annual	2/21/2054	USD520	40	—	40
SOFR	Annual	3.47875%	Annual	8/5/2054	USD4,200	492	—	492
SOFR	Annual	3.415%	Annual	8/9/2054	USD3,700	473	—	473
4.13862%	Annual	SOFR	Annual	6/17/2056	USD1,957	(12)	—	(12)
4.097%	Annual	SOFR	Annual	6/17/2056	USD1,702	(23)	—	(23)
						$11,931	$—	$11,931

(a)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(b)	Amount less than one thousand.
(c)
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $140,672,000, which represented 7.49% of the net assets of the fund.

(d)
Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(e)	Represents securities transacted on a TBA basis.
(f)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $16,083,000, which represented 0.86% of the net assets of the fund.
(g)	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation(s)
Assn. = Association
CPI = Consumer Price Index
EFFR = Effective Federal Funds Rate

SOFR = Secured Overnight Financing Rate
TBA = To be announced
USD = U.S. dollars
Refer to the notes to financial statements.

American Funds Insurance Series	274

Managed Risk Growth Fund
Investment portfolio December 31, 2025

Growth funds 84.99%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,046,065	$429,678
Total growth funds (cost: $297,224,000)		429,678
Fixed income funds 10.02%
American Funds Insurance Series – The Bond Fund of America, Class 1	5,324,267	50,687
Total fixed income funds (cost: $50,772,000)		50,687
Short-term securities 4.63%
State Street Institutional U.S. Government Money Market Fund - Premier Class 3.74% (a)	23,417,711	23,418
Total short-term securities (cost: $23,418,000)		23,418
Options purchased (equity style) 0.27%
Options purchased (equity style)*		1,328
Total options purchased (cost: $4,348,000)		1,328
Total investment securities 99.91% (cost: $375,762,000)		505,111
Other assets less liabilities 0.09%		468
Net assets 100.00%		$505,579
*Options purchased (equity style)

Equity index options
Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2025 (000)
Put
S&P 500 Index	90	USD61,610	USD4,250.00	3/20/2026	$31
S&P 500 Index	415	284,088	4,275.00	3/20/2026	146
S&P 500 Index	10	6,846	4,375.00	3/20/2026	4
S&P 500 Index	25	17,114	4,500.00	3/20/2026	11
S&P 500 Index	25	17,114	4,650.00	3/20/2026	14
S&P 500 Index	15	10,268	4,750.00	3/20/2026	9
S&P 500 Index	10	6,846	4,775.00	3/20/2026	6
S&P 500 Index	20	13,691	4,825.00	3/20/2026	13
S&P 500 Index	25	17,114	4,850.00	3/20/2026	17
S&P 500 Index	20	13,691	4,900.00	3/20/2026	14
S&P 500 Index	10	6,846	4,625.00	6/18/2026	22
S&P 500 Index	325	222,479	4,700.00	6/18/2026	715
S&P 500 Index	10	6,846	4,750.00	6/18/2026	24
S&P 500 Index	75	51,341	4,825.00	6/18/2026	181
S&P 500 Index	20	13,691	4,850.00	6/18/2026	49
S&P 500 Index	10	6,846	5,000.00	6/18/2026	29
S&P 500 Index	10	6,846	4,775.00	9/18/2026	43
					$1,328

275	American Funds Insurance Series

Managed Risk Growth Fund (continued)
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
S&P 500 E-mini Index Futures	Long	46	3/20/2026	USD15,853	$8
Investments in affiliates (b)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.99%
American Funds Insurance Series – Growth Fund, Class 1	$445,562	$116,262	$180,830	$70,206	$(21,522)	$429,678	$1,046	$34,295
Fixed income funds 10.02%
American Funds Insurance Series – The Bond Fund of America, Class 1	52,786	41,135	44,622	15	1,373	50,687	2,246	—
Total 95.01%				$70,221	$(20,149)	$480,365	$3,292	$34,295

(a)	Rate represents the seven-day yield at 12/31/2025.
(b)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)
USD = U.S. dollars
Refer to the notes to financial statements.

American Funds Insurance Series	276

Managed Risk International Fund
Investment portfolio December 31, 2025

Growth funds 85.00%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	4,316,673	$96,391
Total growth funds (cost: $68,990,000)		96,391
Fixed income funds 9.99%
American Funds Insurance Series – The Bond Fund of America, Class 1	1,190,669	11,335
Total fixed income funds (cost: $11,379,000)		11,335
Short-term securities 4.79%
State Street Institutional U.S. Government Money Market Fund - Premier Class 3.74% (a)	5,428,105	5,428
Total short-term securities (cost: $5,428,000)		5,428
Options purchased (equity style) 0.23%
Options purchased (equity style)*		267
Total options purchased (cost: $774,000)		267
Total investment securities 100.01% (cost: $86,571,000)		113,421
Other assets less liabilities (0.01)%		(17)
Net assets 100.00%		$113,404
*Options purchased (equity style)

Equity index options
Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2025 (000)
Put
iShares MSCI EAFE ETF	250	USD2,401	USD65.00	3/20/2026	$2
iShares MSCI EAFE ETF	4,900	47,055	70.00	3/20/2026	47
iShares MSCI EAFE ETF	2,600	24,968	72.00	3/20/2026	51
iShares MSCI EAFE ETF	125	1,200	74.00	3/20/2026	2
iShares MSCI EAFE ETF	300	2,881	75.00	3/20/2026	4
iShares MSCI EAFE ETF	200	1,921	76.00	3/20/2026	3
iShares MSCI EAFE ETF	2,425	23,287	70.00	6/18/2026	137
iShares MSCI EAFE ETF	450	4,321	75.00	6/18/2026	21
					$267
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
MSCI EAFE Index Futures	Long	21	3/20/2026	USD3,047	$13

277	American Funds Insurance Series

Managed Risk International Fund (continued)
Investments in affiliates (b)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 85.00%
American Funds Insurance Series – International Fund, Class 1	$96,701	$11,326	$33,601	$6,644	$15,321	$96,391	$1,416	$—
Fixed income funds 9.99%
American Funds Insurance Series – The Bond Fund of America, Class 1	11,472	6,653	7,132	89	253	11,335	495	—
Total 94.99%				$6,733	$15,574	$107,726	$1,911	$—

(a)	Rate represents the seven-day yield at 12/31/2025.
(b)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)
USD = U.S. dollars
Refer to the notes to financial statements.

American Funds Insurance Series	278

Managed Risk Washington Mutual Investors Fund
Investment portfolio December 31, 2025

Growth-and-income funds 85.06%	Shares	Value (000)
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	14,745,796	$268,079
Total growth-and-income funds (cost: $198,932,000)		268,079
Fixed income funds 10.01%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,186,969	31,551
Total fixed income funds (cost: $31,563,000)		31,551
Short-term securities 4.67%
State Street Institutional U.S. Government Money Market Fund - Premier Class 3.74% (a)	14,703,653	14,704
Total short-term securities (cost: $14,704,000)		14,704
Options purchased (equity style) 0.20%
Options purchased (equity style)*		647
Total options purchased (cost: $2,471,000)		647
Total investment securities 99.94% (cost: $247,670,000)		314,981
Other assets less liabilities 0.06%		191
Net assets 100.00%		$315,172
*Options purchased (equity style)

Equity index options
Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2025 (000)
Put
S&P 500 Index	15	USD10,268	USD4,175.00	3/20/2026	$5
S&P 500 Index	125	85,569	4,275.00	3/20/2026	44
S&P 500 Index	15	10,268	4,375.00	3/20/2026	6
S&P 500 Index	20	13,691	4,500.00	3/20/2026	9
S&P 500 Index	270	184,828	4,625.00	3/20/2026	135
S&P 500 Index	15	10,268	4,650.00	3/20/2026	8
S&P 500 Index	15	10,268	4,850.00	3/20/2026	10
S&P 500 Index	10	6,846	4,900.00	3/20/2026	7
S&P 500 Index	10	6,846	4,650.00	6/18/2026	22
S&P 500 Index	100	68,455	4,700.00	6/18/2026	220
S&P 500 Index	35	23,959	4,825.00	6/18/2026	85
S&P 500 Index	10	6,846	4,850.00	6/18/2026	24
S&P 500 Index	10	6,846	5,000.00	6/18/2026	29
S&P 500 Index	10	6,846	4,775.00	9/18/2026	43
					$647

279	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund (continued)
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
S&P 500 E-mini Index Futures	Long	24	3/20/2026	USD8,271	$1
Investments in affiliates (b)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 85.06%
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	$273,106	$49,141	$75,666	$17,364	$4,134	$268,079	$4,236	$17,905
Fixed income funds 10.01%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	32,524	16,239	18,298	(161)	1,247	31,551	1,405	—
Total 95.07%				$17,203	$5,381	$299,630	$5,641	$17,905

(a)	Rate represents the seven-day yield at 12/31/2025.
(b)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)
USD = U.S. dollars
Refer to the notes to financial statements.

American Funds Insurance Series	280

Managed Risk Growth-Income Fund
Investment portfolio December 31, 2025

Growth-and-income funds 79.67%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	24,608,461	$1,666,731
Total growth-and-income funds (cost: $1,348,887,000)		1,666,731
Fixed income funds 14.99%
American Funds Insurance Series – The Bond Fund of America, Class 1	32,944,468	313,631
Total fixed income funds (cost: $313,629,000)		313,631
Short-term securities 4.82%
State Street Institutional U.S. Government Money Market Fund - Premier Class 3.74% (a)	100,972,696	100,973
Total short-term securities (cost: $100,973,000)		100,973
Options purchased (equity style) 0.34%
Options purchased (equity style)*		7,071
Total options purchased (cost: $27,268,000)		7,071
Total investment securities 99.82% (cost: $1,790,757,000)		2,088,406
Other assets less liabilities 0.18%		3,734
Net assets 100.00%		$2,092,140
*Options purchased (equity style)

Equity index options
Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2025 (000)
Put
S&P 500 Index	80	USD54,764	USD4,175.00	3/20/2026	$27
S&P 500 Index	1,830	1,252,727	4,275.00	3/20/2026	646
S&P 500 Index	205	140,333	4,375.00	3/20/2026	86
S&P 500 Index	40	27,382	4,425.00	3/20/2026	17
S&P 500 Index	95	65,032	4,500.00	3/20/2026	42
S&P 500 Index	50	34,228	4,525.00	3/20/2026	25
S&P 500 Index	2,480	1,697,684	4,625.00	3/20/2026	1,240
S&P 500 Index	165	112,951	4,650.00	3/20/2026	91
S&P 500 Index	40	27,382	4,825.00	3/20/2026	26
S&P 500 Index	150	102,683	4,850.00	3/20/2026	103
S&P 500 Index	95	65,032	4,900.00	3/20/2026	65
S&P 500 Index	90	61,610	4,625.00	6/18/2026	193
S&P 500 Index	85	58,187	4,650.00	6/18/2026	187
S&P 500 Index	1,110	759,851	4,700.00	6/18/2026	2,442
S&P 500 Index	65	44,496	4,750.00	6/18/2026	155
S&P 500 Index	390	266,975	4,825.00	6/18/2026	944
S&P 500 Index	140	95,837	4,850.00	6/18/2026	343
S&P 500 Index	40	27,382	5,000.00	6/18/2026	118
S&P 500 Index	75	51,341	4,775.00	9/18/2026	321
					$7,071

281	American Funds Insurance Series

Managed Risk Growth-Income Fund (continued)
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
S&P 500 E-mini Index Futures	Long	255	3/20/2026	USD87,879	$46
Investments in affiliates (b)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 79.67%
American Funds Insurance Series – Growth-Income Fund, Class 1	$1,736,906	$440,767	$500,363	$102,594	$(113,173)	$1,666,731	$18,415	$278,792
Fixed income funds 14.99%
American Funds Insurance Series – The Bond Fund of America, Class 1	325,683	143,011	164,543	624	8,856	313,631	13,851	—
Total 94.66%				$103,218	$(104,317)	$1,980,362	$32,266	$278,792

(a)	Rate represents the seven-day yield at 12/31/2025.
(b)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)
USD = U.S. dollars
Refer to the notes to financial statements.

American Funds Insurance Series	282

Managed Risk Asset Allocation Fund
Investment portfolio December 31, 2025

Asset allocation funds 95.20%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	51,064,459	$1,404,783
Total asset allocation funds (cost: $1,177,798,000)		1,404,783
Short-term securities 4.77%
State Street Institutional U.S. Government Money Market Fund - Premier Class 3.74% (a)	70,445,349	70,445
Total short-term securities (cost: $70,445,000)		70,445
Options purchased (equity style) 0.08%
Options purchased (equity style)*		1,217
Total options purchased (cost: $3,674,000)		1,217
Total investment securities 100.05% (cost: $1,251,917,000)		1,476,445
Other assets less liabilities (0.05)%		(743)
Net assets 100.00%		$1,475,702
*Options purchased (equity style)

Equity index options
Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2025 (000)
Put
S&P 500 Index	385	USD263,552	USD4,275.00	3/20/2026	$136
S&P 500 Index	40	27,382	4,375.00	3/20/2026	17
S&P 500 Index	15	10,268	4,850.00	3/20/2026	10
S&P 500 Index	20	13,691	4,900.00	3/20/2026	14
S&P 500 Index	45	30,805	4,650.00	6/18/2026	99
S&P 500 Index	340	232,747	4,700.00	6/18/2026	748
S&P 500 Index	20	13,691	4,750.00	6/18/2026	48
S&P 500 Index	60	41,073	4,825.00	6/18/2026	145
					$1,217
Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
S&P 500 E-mini Index Futures	Long	41	3/20/2026	USD14,130	$8

283	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)
Investments in affiliates (b)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Asset allocation funds 95.20%
American Funds Insurance Series – Asset Allocation Fund, Class 1	$1,923,478	$267,997	$889,458	$39,013	$63,753	$1,404,783	$32,501	$127,660

(a)	Rate represents the seven-day yield at 12/31/2025.
(b)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)
USD = U.S. dollars
Refer to the notes to financial statements.

American Funds Insurance Series	284

Financial statements
Statements of assets and liabilities at December 31, 2025
(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$8,852,855	$2,958,933	$53,450,984	$7,375,128	$4,007,822
Affiliated issuers	288,884	99,500	1,303,602	122,775	60,900
Cash	567	60	709	35	673
Cash collateral received for securities on loan	1	7,659	2,331	2,919	660
Cash collateral pledged for futures contracts	—	—	—	—	—
Cash collateral pledged for swap contracts	—	—	—	—	—
Cash denominated in currencies other than U.S. dollars	524	493	485	1,008	364
Unrealized appreciation on open forward currency contracts	—	—	—	—	80
Bilateral swaps, at value	—	—	—	—	—
Unrealized appreciation on unfunded commitments*	—	—	—	—	—
Receivables for:
Sales of investments	—	369	—	2,909	2,947
Sales of fund’s shares	1,608	193	20,679	1,289	1,335
Dividends and interest	11,224	3,053	17,315	17,842	8,768
Variation margin on futures contracts	—	—	—	—	5
Variation margin on centrally cleared swap contracts	—	—	—	—	—
Variation margin on options (futures style)	—	—	—	—	—
Securities lending income	12	119	55	37	1
Other	476	869	65	1,967	1,037
	9,156,151	3,071,248	54,796,225	7,525,909	4,084,592
Liabilities:
Collateral for securities on loan	1,099	76,585	29,093	29,195	6,603
Unrealized depreciation on open forward currency contracts	—	—	—	—	78
Bilateral swaps, at value	—	—	—	—	—
Options written, at value	—	—	—	—	—
Payables for:
Purchases of investments	1,119	20,443	6,814	631	4,143
Repurchases of fund’s shares	12,524	2,529	54,104	12,427	4,600
Investment advisory services	2,898	1,513	13,966	3,010	1,721
Insurance administrative fees	783	255	4,640	360	616
Services provided by related parties	1,269	541	7,457	1,050	496
Trustees’ deferred compensation	140	73	784	206	64
Variation margin on futures contracts	—	—	—	—	4
Variation margin on centrally cleared swap contracts	—	—	—	—	—
Non-U.S. taxes	4,865	—	487	26,882	—
Other	108	15,506	98	168	18,899
	24,805	117,445	117,443	73,929	37,224
Commitments and contingencies*
Net assets at December 31, 2025	$9,131,346	$2,953,803	$54,678,782	$7,451,980	$4,047,368
Net assets consist of:
Capital paid in on shares of beneficial interest	$4,669,963	$1,914,050	$18,377,552	$4,482,586	$2,226,544
Total distributable earnings (accumulated loss)	4,461,383	1,039,753	36,301,230	2,969,394	1,820,824
Net assets at December 31, 2025	$9,131,346	$2,953,803	$54,678,782	$7,451,980	$4,047,368
Investment securities on loan, at value	$4	$77,998	$22,741	$32,814	$8,183
Investment securities, at cost
Unaffiliated issuers	5,567,435	2,237,741	21,947,122	4,929,779	2,464,149
Affiliated issuers	288,846	99,493	1,303,348	122,756	60,891
Cash denominated in currencies other than U.S. dollars, at cost	524	493	485	1,004	364
Premiums received on options written	—	—	—	—	—

Refer to the end of the statements of assets and liabilities for footnote(s).
Refer to the notes to financial statements.

285	American Funds Insurance Series

Financial statements (continued)
Statements of assets and liabilities at December 31, 2025  (continued)
(dollars in thousands)

	Washington Mutual Investors Fund	U.S. Small and Mid Cap Equity Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$11,684,406	$97,802	$2,056,244	$42,116,707	$398,386
Affiliated issuers	272,530	2,963	26,204	1,493,802	5,441
Cash	865	75	332	289	57
Cash collateral received for securities on loan	86	94	101	—	85
Cash collateral pledged for futures contracts	—	—	—	—	—
Cash collateral pledged for swap contracts	—	—	—	—	—
Cash denominated in currencies other than U.S. dollars	4	—	268	1,525	81
Unrealized appreciation on open forward currency contracts	—	—	—	—	—
Bilateral swaps, at value	—	—	—	—	—
Unrealized appreciation on unfunded commitments*	—	—	—	—	—
Receivables for:
Sales of investments	14,157	139	4,104	39,606	1,066
Sales of fund’s shares	4,976	15	505	7,670	270
Dividends and interest	15,199	67	4,247	38,254	1,344
Variation margin on futures contracts	—	—	—	—	—
Variation margin on centrally cleared swap contracts	—	—	—	—	—
Variation margin on options (futures style)	—	—	—	—	—
Securities lending income	2	1	2	63	1
Other	1	—	218	284	50
	11,992,226	101,156	2,092,225	43,698,200	406,781
Liabilities:
Collateral for securities on loan	863	940	1,007	—	848
Unrealized depreciation on open forward currency contracts	—	—	—	—	—
Bilateral swaps, at value	—	—	—	—	—
Options written, at value	—	—	—	—	—
Payables for:
Purchases of investments	2,561	445	346	18,633	56
Repurchases of fund’s shares	9,217	93	2,063	34,095	577
Investment advisory services	2,288	39	664	9,209	163
Insurance administrative fees	1,448	4	226	2,056	125
Services provided by related parties	1,458	9	360	4,862	86
Trustees’ deferred compensation	176	—	37	782	15
Variation margin on futures contracts	—	—	—	—	—
Variation margin on centrally cleared swap contracts	—	—	—	—	—
Non-U.S. taxes	—	—	—	1,192	286
Other	159	—	813	60	10
	18,170	1,530	5,516	70,889	2,166
Commitments and contingencies*
Net assets at December 31, 2025	$11,974,056	$99,626	$2,086,709	$43,627,311	$404,615
Net assets consist of:
Capital paid in on shares of beneficial interest	$6,329,907	$96,908	$1,027,159	$19,543,567	$280,952
Total distributable earnings (accumulated loss)	5,644,149	2,718	1,059,550	24,083,744	123,663
Net assets at December 31, 2025	$11,974,056	$99,626	$2,086,709	$43,627,311	$404,615
Investment securities on loan, at value	$842	$914	$987	$—	$893
Investment securities, at cost
Unaffiliated issuers	7,123,077	94,143	1,176,146	21,385,651	268,828
Affiliated issuers	272,473	2,962	26,199	1,435,195	5,440
Cash denominated in currencies other than U.S. dollars, at cost	4	—	268	1,525	81
Premiums received on options written	—	—	—	—	—

Refer to the end of the statements of assets and liabilities for footnote(s).
Refer to the notes to financial statements.

American Funds Insurance Series	286

Financial statements (continued)
Statements of assets and liabilities at December 31, 2025  (continued)
(dollars in thousands)

	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,550,384	$25,894,359	$419,047	$10,789,267	$1,345,676
Affiliated issuers	119,513	1,851,572	32,007	624,236	136,894
Cash	338	3,883	241	1,674	425
Cash collateral received for securities on loan	1,157	2,069	—	—	—
Cash collateral pledged for futures contracts	—	—	—	—	—
Cash collateral pledged for swap contracts	—	—	—	—	—
Cash denominated in currencies other than U.S. dollars	175	2	92	3	9
Unrealized appreciation on open forward currency contracts	—	—	229	386	2,812
Bilateral swaps, at value	—	—	38	2,015	136
Unrealized appreciation on unfunded commitments*	—	3	—	—	—
Receivables for:
Sales of investments	2,897	251,377	1,442	55,805	9,996
Sales of fund’s shares	582	3,662	129	5,946	534
Dividends and interest	5,640	79,619	2,033	83,388	15,248
Variation margin on futures contracts	12	347	14	507	219
Variation margin on centrally cleared swap contracts	17	1,189	18	1,920	301
Variation margin on options (futures style)	—	—	1	—	7
Securities lending income	8	78	— †	—	—
Other	137	808	36	22	141
	1,680,860	28,088,968	455,327	11,565,169	1,512,398
Liabilities:
Collateral for securities on loan	11,565	20,974	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	281	420	1,842
Bilateral swaps, at value	—	—	44	3,943	2,695
Options written, at value	—	—	—	—	—
Payables for:
Purchases of investments	5,451	345,093	3,655	184,956	25,455
Repurchases of fund’s shares	1,782	30,592	278	11,524	1,109
Investment advisory services	319	6,211	163	1,951	541
Insurance administrative fees	488	4,502	126	1,059	68
Services provided by related parties	208	3,158	84	1,171	218
Trustees’ deferred compensation	18	482	7	199	34
Variation margin on futures contracts	101	2,093	28	3,584	382
Variation margin on centrally cleared swap contracts	1	48	5	350	154
Non-U.S. taxes	539	—	185	— †	68
Other	12	775	4	(14)	62
	20,484	413,928	4,860	209,143	32,628
Commitments and contingencies*
Net assets at December 31, 2025	$1,660,376	$27,675,040	$450,467	$11,356,026	$1,479,770
Net assets consist of:
Capital paid in on shares of beneficial interest	$1,167,067	$16,736,971	$339,716	$12,855,120	$1,705,259
Total distributable earnings (accumulated loss)	493,309	10,938,069	110,751	(1,499,094)	(225,489)
Net assets at December 31, 2025	$1,660,376	$27,675,040	$450,467	$11,356,026	$1,479,770
Investment securities on loan, at value	$11,011	$19,953	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	1,124,145	17,944,427	335,829	10,859,512	1,379,551
Affiliated issuers	122,247	1,869,376	31,719	624,125	135,130
Cash denominated in currencies other than U.S. dollars, at cost	175	2	91	1	9
Premiums received on options written	—	—	—	—	—

Refer to the end of the statements of assets and liabilities for footnote(s).
Refer to the notes to financial statements.

287	American Funds Insurance Series

Financial statements (continued)
Statements of assets and liabilities at December 31, 2025  (continued)
(dollars in thousands)

	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$988,979	$133,040	$308,498	$1,919,270	$24,746
Affiliated issuers	35,092	—	—	—	480,365
Cash	846	152	101	2,915	—
Cash collateral received for securities on loan	—	—	—	—	—
Cash collateral pledged for futures contracts	220	—	—	—	1,030
Cash collateral pledged for swap contracts	1,311	—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	—	—	—	—
Unrealized appreciation on open forward currency contracts	—	—	—	—	—
Bilateral swaps, at value	—	—	—	—	—
Unrealized appreciation on unfunded commitments*	1	—	—	—	—
Receivables for:
Sales of investments	104	7,819	—	40,517	993
Sales of fund’s shares	433	167	89	2,376	—
Dividends and interest	16,339	474	—	10,972	82
Variation margin on futures contracts	4	4	—	271	207
Variation margin on centrally cleared swap contracts	13	8	—	562	—
Variation margin on options (futures style)	—	—	—	—	—
Securities lending income	—	—	—	—	—
Other	3	—	—	—	—
	1,043,345	141,664	308,688	1,976,883	507,423
Liabilities:
Collateral for securities on loan	—	—	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—	—	—
Bilateral swaps, at value	—	—	—	—	—
Options written, at value	—	—	—	81	—
Payables for:
Purchases of investments	2,414	15,929	—	94,081	—
Repurchases of fund’s shares	1,678	16	930	3,012	1,044
Investment advisory services	250	24	68	342	43
Insurance administrative fees	147	41	35	341	321
Services provided by related parties	191	25	66	328	103
Trustees’ deferred compensation	34	4	12	51	7
Variation margin on futures contracts	15	58	—	978	326
Variation margin on centrally cleared swap contracts	6	— †	—	320	—
Non-U.S. taxes	—	—	—	—	—
Other	1	— †	— †	1	—
	4,736	16,097	1,111	99,535	1,844
Commitments and contingencies*
Net assets at December 31, 2025	$1,038,609	$125,567	$307,577	$1,877,348	$505,579
Net assets consist of:
Capital paid in on shares of beneficial interest	$1,332,439	$136,386	$305,626	$2,132,934	$389,009
Total distributable earnings (accumulated loss)	(293,830)	(10,819)	1,951	(255,586)	116,570
Net assets at December 31, 2025	$1,038,609	$125,567	$307,577	$1,877,348	$505,579
Investment securities on loan, at value	$—	$—	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	962,603	132,611	308,476	1,941,770	27,766
Affiliated issuers	35,085	—	—	—	347,996
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—	—	—
Premiums received on options written	—	—	—	102	—

Refer to the end of the statements of assets and liabilities for footnote(s).
Refer to the notes to financial statements.

American Funds Insurance Series	288

Financial statements (continued)
Statements of assets and liabilities at December 31, 2025  (continued)
(dollars in thousands)

	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$5,695	$15,351	$108,044	$71,662
Affiliated issuers	107,726	299,630	1,980,362	1,404,783
Cash	—	—	—	—
Cash collateral received for securities on loan	—	—	—	—
Cash collateral pledged for futures contracts	92	537	5,713	918
Cash collateral pledged for swap contracts	—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	—	—	—
Unrealized appreciation on open forward currency contracts	—	—	—	—
Bilateral swaps, at value	—	—	—	—
Unrealized appreciation on unfunded commitments*	—	—	—	—
Receivables for:
Sales of investments	79	760	1,611	4,751
Sales of fund’s shares	—	5	139	227
Dividends and interest	19	52	353	250
Variation margin on futures contracts	231	—	—	—
Variation margin on centrally cleared swap contracts	—	—	—	—
Variation margin on options (futures style)	—	—	—	—
Securities lending income	—	—	—	—
Other	—	—	—	—
	113,842	316,335	2,096,222	1,482,591
Liabilities:
Collateral for securities on loan	—	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—	—
Bilateral swaps, at value	—	—	—	—
Options written, at value	—	—	—	—
Payables for:
Purchases of investments	—	—	—	—
Repurchases of fund’s shares	83	805	1,835	5,228
Investment advisory services	9	27	179	126
Insurance administrative fees	72	199	1,324	1,074
Services provided by related parties	24	65	54	314
Trustees’ deferred compensation	2	5	30	41
Variation margin on futures contracts	248	62	660	106
Variation margin on centrally cleared swap contracts	—	—	—	—
Non-U.S. taxes	—	—	—	—
Other	—	—	—	—
	438	1,163	4,082	6,889
Commitments and contingencies*
Net assets at December 31, 2025	$113,404	$315,172	$2,092,140	$1,475,702
Net assets consist of:
Capital paid in on shares of beneficial interest	$126,483	$268,118	$1,532,154	$1,152,802
Total distributable earnings (accumulated loss)	(13,079)	47,054	559,986	322,900
Net assets at December 31, 2025	$113,404	$315,172	$2,092,140	$1,475,702
Investment securities on loan, at value	$—	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	6,202	17,175	128,241	74,119
Affiliated issuers	80,369	230,495	1,662,516	1,177,798
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—	—
Premiums received on options written	—	—	—	—

Refer to the end of the statements of assets and liabilities for footnote(s).
Refer to the notes to financial statements.

289	American Funds Insurance Series

Financial statements (continued)
Statements of assets and liabilities at December 31, 2025  (continued)
(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$4,114,734	$784,210	$25,167,887	$3,364,413	$2,103,702
	Shares outstanding	106,085	38,604	178,424	150,645	64,791
	Net asset value per share	$38.79	$20.31	$141.06	$22.33	$32.47
Class 1A:	Net assets	$65,911	$6,412	$458,187	$16,600	$31,750
	Shares outstanding	1,713	321	3,292	748	984
	Net asset value per share	$38.47	$19.99	$139.18	$22.20	$32.25
Class 2:	Net assets	$3,725,188	$1,756,619	$21,575,396	$3,480,776	$940,783
	Shares outstanding	97,736	92,263	155,446	156,678	29,375
	Net asset value per share	$38.11	$19.04	$138.80	$22.22	$32.03
Class 3:	Net assets			$293,095	$16,386
	Shares outstanding	Not applicable	Not applicable	2,055	731	Not applicable
	Net asset value per share			$142.60	$22.41
Class 4:	Net assets	$1,225,513	$406,562	$7,184,217	$573,805	$971,133
	Shares outstanding	32,637	21,428	53,458	26,284	30,626
	Net asset value per share	$37.55	$18.97	$134.39	$21.83	$31.71

		Washington Mutual Investors Fund	U.S. Small and Mid Cap Equity Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$6,434,903	$88,135	$621,489	$25,779,841	$34,897
	Shares outstanding	353,902	7,861	33,710	380,653	2,587
	Net asset value per share	$18.18	$11.21	$18.44	$67.73	$13.49
Class 1A:	Net assets	$37,706	$11	$11,968	$54,369	$9,107
	Shares outstanding	2,085	1	654	810	696
	Net asset value per share	$18.09	$11.21	$18.31	$67.11	$13.09
Class 2:	Net assets	$3,148,146	$11	$1,090,396	$14,357,484	$171,727
	Shares outstanding	176,947	1	59,340	216,610	13,110
	Net asset value per share	$17.79	$11.21	$18.38	$66.28	$13.10
Class 3:	Net assets				$162,563
	Shares outstanding	Not applicable	Not applicable	Not applicable	2,394	Not applicable
	Net asset value per share				$67.91
Class 4:	Net assets	$2,353,301	$11,469	$362,856	$3,273,054	$188,884
	Shares outstanding	134,090	1,022	20,329	50,535	14,678
	Net asset value per share	$17.55	$11.22	$17.85	$64.77	$12.87

Refer to the end of the statements of assets and liabilities for footnote(s).
Refer to the notes to financial statements.

American Funds Insurance Series	290

Financial statements (continued)
Statements of assets and liabilities at December 31, 2025  (continued)
(dollars and shares in thousands, except per-share amounts)

		Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$840,977	$15,918,554	$96,748	$6,909,118	$610,786
	Shares outstanding	58,024	578,698	6,712	725,503	59,749
	Net asset value per share	$14.49	$27.51	$14.41	$9.52	$10.22
Class 1A:	Net assets	$15,288	$55,856	$4,557	$296,525	$29,723
	Shares outstanding	1,056	2,045	318	31,383	2,935
	Net asset value per share	$14.48	$27.31	$14.31	$9.45	$10.13
Class 2:	Net assets	$22,737	$4,401,467	$147,446	$2,723,868	$758,385
	Shares outstanding	1,570	162,734	10,287	290,775	75,051
	Net asset value per share	$14.48	$27.05	$14.33	$9.37	$10.10
Class 3:	Net assets		$35,405
	Shares outstanding	Not applicable	1,285	Not applicable	Not applicable	Not applicable
	Net asset value per share		$27.55
Class 4:	Net assets	$781,374	$7,263,758	$201,716	$1,426,515	$80,876
	Shares outstanding	54,053	271,330	14,349	153,303	8,144
	Net asset value per share	$14.46	$26.77	$14.06	$9.31	$9.93

		American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$254,585	$18,615	$35,747	$261,446
	Shares outstanding	27,282	1,968	3,170	26,415	Not applicable
	Net asset value per share	$9.33	$9.46	$11.28	$9.90
Class 1A:	Net assets	$7,747	$3,305	$130	$299,685
	Shares outstanding	835	355	11	30,461	Not applicable
	Net asset value per share	$9.27	$9.32	$11.28	$9.84
Class 2:	Net assets	$533,026	$40,771	$214,848	$1,056,315
	Shares outstanding	58,703	4,360	19,752	108,255	Not applicable
	Net asset value per share	$9.08	$9.35	$10.88	$9.76
Class 3:	Net assets	$7,898		$3,534	$4,943
	Shares outstanding	841	Not applicable	320	498	Not applicable
	Net asset value per share	$9.39		$11.03	$9.93
Class 4:	Net assets	$235,353	$62,876	$53,318	$254,959
	Shares outstanding	22,906	6,824	4,866	26,181	Not applicable
	Net asset value per share	$10.27	$9.21	$10.96	$9.74
Class P1:	Net assets					$14,278
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	1,001
	Net asset value per share					$14.26
Class P2:	Net assets					$491,301
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	34,806
	Net asset value per share					$14.12

Refer to the end of the statements of assets and liabilities for footnote(s).
Refer to the notes to financial statements.

291	American Funds Insurance Series

Financial statements (continued)
Statements of assets and liabilities at December 31, 2025  (continued)
(dollars and shares in thousands, except per-share amounts)

		Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class P1:	Net assets	$2,047	$2,840	$1,834,093	$12,565
	Shares outstanding	219	222	122,227	934
	Net asset value per share	$9.34	$12.77	$15.01	$13.46
Class P2:	Net assets	$111,356	$312,332	$258,047	$1,463,137
	Shares outstanding	11,989	24,621	17,322	112,531
	Net asset value per share	$9.29	$12.69	$14.90	$13.00
*
Refer to Note 5 for further information on unfunded commitments.
†
Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series	292

Financial statements (continued)
Statements of operations for the year ended December 31, 2025
(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$121,415	$38,161	$254,446	$152,648	$65,878
Affiliated issuers	12,461	4,646	51,607	11,400	5,504
	133,876	42,807	306,053	164,048	71,382
Interest from unaffiliated issuers	668	435	63	912	10,731
Securities lending income (net of fees)	72	516	588	99	54
	134,616	43,758	306,704	165,059	82,167
Fees and expenses*:
Investment advisory services	40,161	19,042	152,106	34,101	21,211
Distribution services	11,631	5,205	67,395	9,726	4,307
Insurance administrative services	2,751	902	16,193	1,291	2,255
Transfer agent services	2	1	11	2	1
Administrative services	2,537	883	15,100	2,140	1,103
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	86	51	478	63	27
Registration statement and prospectus	43	26	278	53	20
Trustees’ compensation	42	15	249	35	18
Auditing and legal	113	145	123	157	143
Custodian	851	399	738	1,018	1,231
Other	5	35	28	5	42
Total fees and expenses before waivers and/or reimbursements	58,222	26,704	252,699	48,591	30,358
Less waivers and/or reimbursements of fees and expenses:
Investment advisory services waivers	8,716	1,377	1	—	2,573
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers and/or reimbursements of fees and expenses	8,716	1,377	1	—	2,573
Total fees and expenses after waivers and/or reimbursements	49,506	25,327	252,698	48,591	27,785
Net investment income	85,110	18,431	54,006	116,468	54,382
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	1,235,883	353,523	4,845,744	747,952	300,988
Affiliated issuers	(82)	2,186	66	(57)	11
Options purchased (futures style)	—	—	—	—	—
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	177
Forward currency contracts	—	—	—	—	(497)
Swap contracts	—	—	—	—	(88)
Currency transactions	(1,518)	42	219	3,403	(403)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	1,234,283	355,751	4,846,029	751,298	300,188
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	365,551	48,245	4,566,279	841,691	562,176
Affiliated issuers	(14)	(12,785)	56	(26)	(8)
Options purchased (futures style)	—	—	—	—	—
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	(4)
Forward currency contracts	—	—	—	—	(78)
Swap contracts	—	—	—	—	104
Currency translations	554	893	111	2,323	1,194
	366,091	36,353	4,566,446	843,988	563,384
Net realized gain (loss) and unrealized appreciation (depreciation)	1,600,374	392,104	9,412,475	1,595,286	863,572
Net increase (decrease) in net assets resulting from operations	$1,685,484	$410,535	$9,466,481	$1,711,754	$917,954

Refer to the end of the statements of operations for footnote(s).
Refer to the notes to financial statements.

293	American Funds Insurance Series

Financial statements (continued)
Statements of operations for the year ended December 31, 2025  (continued)
(dollars in thousands)

	Washington Mutual Investors Fund	U.S. Small and Mid Cap Equity Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$207,376	$586	$38,665	$541,729	$11,690
Affiliated issuers	13,883	60	2,805	66,629	489
	221,259	646	41,470	608,358	12,179
Interest from unaffiliated issuers	22	2	164	148	111
Securities lending income (net of fees)	151	6	17	137	9
	221,432	654	41,651	608,643	12,299
Fees and expenses*:
Investment advisory services	43,009	216	9,356	104,279	1,811
Distribution services	12,726	9	3,383	42,505	860
Insurance administrative services	5,166	8	801	7,505	475
Transfer agent services	3	—	— †	9	— †
Administrative services	3,450	15	591	12,580	114
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	52	4	14	390	9
Registration statement and prospectus	38	3	10	217	5
Trustees’ compensation	57	— †	10	207	2
Auditing and legal	77	59	82	109	105
Custodian	248	— †	161	349	86
Other	6	— †	2	25	1
Total fees and expenses before waivers and/or reimbursements	64,832	314	14,410	168,175	3,468
Less waivers and/or reimbursements of fees and expenses:
Investment advisory services waivers	16,888	—	1,970	—	—
Miscellaneous fee reimbursement	—	38	—	—	—
Total waivers and/or reimbursements of fees and expenses	16,888	38	1,970	—	—
Total fees and expenses after waivers and/or reimbursements	47,944	276	12,440	168,175	3,468
Net investment income	173,488	378	29,211	440,468	8,831
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	1,056,433	(942)	183,640	3,158,953	21,094
Affiliated issuers	(10)	— †	5	6,384	1
Options purchased (futures style)	—	—	—	—	—
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	—	—	—	—	(18)
Swap contracts	—	—	—	—	—
Currency transactions	(19)	—	162	(1,431)	(12)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	1,056,404	(942)	183,807	3,163,906	21,065
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	614,865	4,098	226,913	3,625,006	82,799
Affiliated issuers	(30)	— †	(4)	(128,689)	(3)
Options purchased (futures style)	—	—	—	—	—
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	—	—	—	—	(10)
Swap contracts	—	—	—	—	—
Currency translations	8	—	206	541	94
	614,843	4,098	227,115	3,496,858	82,880
Net realized gain (loss) and unrealized appreciation (depreciation)	1,671,247	3,156	410,922	6,660,764	103,945
Net increase (decrease) in net assets resulting from operations	$1,844,735	$3,534	$440,133	$7,101,232	$112,776

Refer to the end of the statements of operations for footnote(s).
Refer to the notes to financial statements.

American Funds Insurance Series	294

Financial statements (continued)
Statements of operations for the year ended December 31, 2025  (continued)
(dollars in thousands)

	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$38,765	$218,666	$6,265	$4	$89
Affiliated issuers	5,736	108,867	1,353	32,185	4,626
	44,501	327,533	7,618	32,189	4,715
Interest from unaffiliated issuers	9,967	362,329	5,490	502,412	62,140
Securities lending income (net of fees)	41	290	3	—	—
	54,509	690,152	13,111	534,601	66,855
Fees and expenses*:
Investment advisory services	5,458	72,026	1,870	39,384	6,326
Distribution services	1,836	28,081	799	10,077	2,069
Insurance administrative services	1,820	17,303	438	3,890	257
Transfer agent services	— †	6	— †	2	— †
Administrative services	458	8,176	126	3,357	440
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	11	150	9	101	16
Registration statement and prospectus	11	121	5	88	10
Trustees’ compensation	8	134	2	54	7
Auditing and legal	104	111	85	66	72
Custodian	104	224	107	141	236
Other	1	19	— †	7	2
Total fees and expenses before waivers and/or reimbursements	9,811	126,351	3,441	57,167	9,435
Less waivers and/or reimbursements of fees and expenses:
Investment advisory services waivers	1,987	—	71	16,783	—
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers and/or reimbursements of fees and expenses	1,987	—	71	16,783	—
Total fees and expenses after waivers and/or reimbursements	7,824	126,351	3,370	40,384	9,435
Net investment income	46,685	563,801	9,741	494,217	57,420
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	62,600	3,027,901	26,945	17,102	(13,024)
Affiliated issuers	16	(136,545)	(2)	284	(6)
Options purchased (futures style)	—	—	(67)	—	(586)
Options written	—	—	41	—	423
Futures contracts	1,420	28,857	469	21,847	7,420
Forward currency contracts	13	—	(3,684)	(9,144)	(2,268)
Swap contracts	147	(1,718)	(169)	143	(828)
Currency transactions	(86)	(392)	(50)	49	(96)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	64,110	2,918,103	23,483	30,281	(8,965)
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	169,327	396,525	31,781	242,048	74,949
Affiliated issuers	789	154,231	104	(182)	561
Options purchased (futures style)	—	—	— †	—	— †
Options written	—	—	4	—	88
Futures contracts	699	(1,220)	224	21,668	1,912
Forward currency contracts	—	—	130	(1,861)	1,027
Swap contracts	(213)	3,084	389	9,256	3,722
Currency translations	141	379	71	93	429
	170,743	552,999	32,703	271,022	82,688
Net realized gain (loss) and unrealized appreciation (depreciation)	234,853	3,471,102	56,186	301,303	73,723
Net increase (decrease) in net assets resulting from operations	$281,538	$4,034,903	$65,927	$795,520	$131,143

Refer to the end of the statements of operations for footnote(s).
Refer to the notes to financial statements.

295	American Funds Insurance Series

Financial statements (continued)
Statements of operations for the year ended December 31, 2025  (continued)
(dollars in thousands)

	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$1,002	$—	$— †	$—	$918
Affiliated issuers	1,878	—	—	—	3,292
	2,880	—	—	—	4,210
Interest from unaffiliated issuers	67,851	6,102	14,226	84,744	—
Securities lending income (net of fees)	—	—	—	—	—
	70,731	6,102	14,226	84,744	4,210
Fees and expenses*:
Investment advisory services	4,001	349	846	5,429	594
Distribution services	1,850	244	732	3,216	1,243
Insurance administrative services	508	148	156	1,312	1,277
Transfer agent services	— †	— †	— †	— †	— †
Administrative services	297	36	99	552	—
Accounting and administrative services	—	—	—	—	65
Reports to shareholders	12	8	9	16	—
Registration statement and prospectus	8	1	2	10	10
Trustees’ compensation	4	— †	2	9	3
Auditing and legal	89	52	50	56	9
Custodian	21	15	1	34	6
Other	14	— †	— †	1	— †
Total fees and expenses before waivers and/or reimbursements	6,804	853	1,897	10,635	3,207
Less waivers and/or reimbursements of fees and expenses:
Investment advisory services waivers	1,188	87	—	1,412	83
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers and/or reimbursements of fees and expenses	1,188	87	—	1,412	83
Total fees and expenses after waivers and/or reimbursements	5,616	766	1,897	9,223	3,124
Net investment income	65,115	5,336	12,329	75,521	1,086
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	(831)	421	— †	2,163	(4,185)
Affiliated issuers	— †	—	—	—	70,221
Options purchased (futures style)	—	—	—	—	—
Options written	—	1	—	27	—
Futures contracts	293	1,057	—	18,297	(13,362)
Forward currency contracts	—	—	—	—	—
Swap contracts	(917)	27	—	4,094	—
Currency transactions	5	—	—	— †	154
Capital gain distributions received from affiliated issuers	—	—	—	—	34,295
	(1,450)	1,506	— †	24,581	87,123
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	15,779	2,481	(2)	32,939	(2,333)
Affiliated issuers	3	—	—	—	(20,149)
Options purchased (futures style)	—	—	—	—	—
Options written	—	—	—	21	—
Futures contracts	62	209	—	5,703	(455)
Forward currency contracts	—	—	—	—	—
Swap contracts	(207)	(15)	—	(1,861)	—
Currency translations	— †	—	—	—	—
	15,637	2,675	(2)	36,802	(22,937)
Net realized gain (loss) and unrealized appreciation (depreciation)	14,187	4,181	(2)	61,383	64,186
Net increase (decrease) in net assets resulting from operations	$79,302	$9,517	$12,327	$136,904	$65,272

Refer to the end of the statements of operations for footnote(s).
Refer to the notes to financial statements.

American Funds Insurance Series	296

Financial statements (continued)
Statements of operations for the year ended December 31, 2025  (continued)
(dollars in thousands)

	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$213	$587	$3,944	$3,676
Affiliated issuers	1,911	5,641	32,266	32,501
	2,124	6,228	36,210	36,177
Interest from unaffiliated issuers	—	—	—	—
Securities lending income (net of fees)	—	—	—	—
	2,124	6,228	36,210	36,177
Fees and expenses*:
Investment advisory services	133	369	2,463	2,210
Distribution services	280	786	662	4,685
Insurance administrative services	285	792	5,286	4,715
Transfer agent services	— †	— †	— †	— †
Administrative services	—	—	—	—
Accounting and administrative services	57	61	98	95
Reports to shareholders	—	—	—	—
Registration statement and prospectus	8	9	19	22
Trustees’ compensation	1	2	10	9
Auditing and legal	2	6	38	35
Custodian	6	6	7	7
Other	— †	— †	2	1
Total fees and expenses before waivers and/or reimbursements	772	2,031	8,585	11,779
Less waivers and/or reimbursements of fees and expenses:
Investment advisory services waivers	19	52	348	324
Miscellaneous fee reimbursement	39	—	—	—
Total waivers and/or reimbursements of fees and expenses	58	52	348	324
Total fees and expenses after waivers and/or reimbursements	714	1,979	8,237	11,455
Net investment income	1,410	4,249	27,973	24,722
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	(997)	(2,786)	(28,619)	(3,827)
Affiliated issuers	6,733	17,203	103,218	39,013
Options purchased (futures style)	—	—	—	—
Options written	—	—	—	—
Futures contracts	(6,090)	(8,845)	(37,033)	(47,196)
Forward currency contracts	—	—	—	—
Swap contracts	—	—	—	—
Currency transactions	39	61	367	201
Capital gain distributions received from affiliated issuers	—	17,905	278,792	127,660
	(315)	23,538	316,725	115,851
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	(422)	(1,184)	(13,505)	(1,962)
Affiliated issuers	15,574	5,381	(104,317)	63,753
Options purchased (futures style)	—	—	—	—
Options written	—	—	—	—
Futures contracts	(88)	75	1,063	731
Forward currency contracts	—	—	—	—
Swap contracts	—	—	—	—
Currency translations	—	—	—	—
	15,064	4,272	(116,759)	62,522
Net realized gain (loss) and unrealized appreciation (depreciation)	14,749	27,810	199,966	178,373
Net increase (decrease) in net assets resulting from operations	$16,159	$32,059	$227,939	$203,095
*
Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.
†
Amount less than one thousand.

Refer to the notes to financial statements.

297	American Funds Insurance Series

Financial statements (continued)
Statements of changes in net assets
(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$85,110	$83,934	$18,431	$14,439	$54,006	$123,765
Net realized gain (loss)	1,234,283	1,058,571	355,751	67,213	4,846,029	3,989,653
Net unrealized appreciation (depreciation)	366,091	(106,961)	36,353	(6,037)	4,566,446	7,880,200
Net increase (decrease) in net assets resulting from operations	1,685,484	1,035,544	410,535	75,615	9,466,481	11,993,618
Distributions paid to shareholders	(1,167,286)	(362,247)	(76,359)	(145,595)	(4,046,623)	(1,183,768)
Net capital share transactions	554,825	(305,156)	(370,832)	(124,117)	1,555,981	(2,405,717)
Total increase (decrease) in net assets	1,073,023	368,141	(36,656)	(194,097)	6,975,839	8,404,133
Net assets:
Beginning of year	8,058,323	7,690,182	2,990,459	3,184,556	47,702,943	39,298,810
End of year	$9,131,346	$8,058,323	$2,953,803	$2,990,459	$54,678,782	$47,702,943

	International Fund		New World Fund		Washington Mutual Investors Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$116,468	$80,016	$54,382	$49,823	$173,488	$178,541
Net realized gain (loss)	751,298	335,500	300,188	148,263	1,056,404	784,826
Net unrealized appreciation (depreciation)	843,988	(158,907)	563,384	26,354	614,843	937,617
Net increase (decrease) in net assets resulting from operations	1,711,754	256,609	917,954	224,440	1,844,735	1,900,984
Distributions paid to shareholders	(99,689)	(91,320)	(192,985)	(66,666)	(947,281)	(270,276)
Net capital share transactions	(946,603)	(557,783)	(89,200)	(124,462)	10,588	(851,035)
Total increase (decrease) in net assets	665,462	(392,494)	635,769	33,312	908,042	779,673
Net assets:
Beginning of year	6,786,518	7,179,012	3,411,599	3,378,287	11,066,014	10,286,341
End of year	$7,451,980	$6,786,518	$4,047,368	$3,411,599	$11,974,056	$11,066,014

Refer to the end of the statements of changes in net assets for footnote(s).
Refer to the notes to financial statements.

American Funds Insurance Series	298

Financial statements (continued)
Statements of changes in net assets (continued)
(dollars in thousands)

	U.S. Small and Mid Cap Equity Fund		Capital World Growth and Income Fund		Growth-Income Fund
	Year ended December 31,	Period ended December 31,	Year ended December 31,		Year ended December 31,
	2025	2024*	2025	2024	2025	2024
Operations:
Net investment income (loss)	$378	$13	$29,211	$29,625	$440,468	$464,425
Net realized gain (loss)	(942)	4	183,807	142,599	3,163,906	6,999,624
Net unrealized appreciation (depreciation)	4,098	(438)	227,115	78,887	3,496,858	1,206,283
Net increase (decrease) in net assets resulting from operations	3,534	(421)	440,133	251,111	7,101,232	8,670,332
Distributions paid to shareholders	(397)	(13)	(99,132)	(32,476)	(7,414,912)	(2,264,497)
Net capital share transactions	81,910	15,013	(142,611)	(191,651)	2,685,997	(2,602,817)
Total increase (decrease) in net assets	85,047	14,579	198,390	26,984	2,372,317	3,803,018
Net assets:
Beginning of year	14,579	—	1,888,319	1,861,335	41,254,994	37,451,976
End of year	$99,626	$14,579	$2,086,709	$1,888,319	$43,627,311	$41,254,994

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$8,831	$7,648	$46,685	$42,544	$563,801	$590,761
Net realized gain (loss)	21,065	(1,592)	64,110	24,024	2,918,103	1,925,378
Net unrealized appreciation (depreciation)	82,880	5,162	170,743	61,325	552,999	1,576,776
Net increase (decrease) in net assets resulting from operations	112,776	11,218	281,538	127,893	4,034,903	4,092,915
Distributions paid to shareholders	(9,200)	(8,098)	(46,016)	(45,676)	(2,469,833)	(1,743,267)
Net capital share transactions	(21,614)	(9,047)	56,186	35,182	(975,710)	(949,298)
Total increase (decrease) in net assets	81,962	(5,927)	291,708	117,399	589,360	1,400,350
Net assets:
Beginning of year	322,653	328,580	1,368,668	1,251,269	27,085,680	25,685,330
End of year	$404,615	$322,653	$1,660,376	$1,368,668	$27,675,040	$27,085,680

Refer to the end of the statements of changes in net assets for footnote(s).
Refer to the notes to financial statements.

299	American Funds Insurance Series

Financial statements (continued)
Statements of changes in net assets (continued)
(dollars in thousands)

	American Funds Global Balanced Fund		The Bond Fund of America		Capital World Bond Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$9,741	$9,318	$494,217	$501,464	$57,420	$61,225
Net realized gain (loss)	23,483	16,800	30,281	(134,500)	(8,965)	(22,949)
Net unrealized appreciation (depreciation)	32,703	(1,065)	271,022	(207,188)	82,688	(80,072)
Net increase (decrease) in net assets resulting from operations	65,927	25,053	795,520	159,776	131,143	(41,796)
Distributions paid to shareholders	(21,425)	(7,048)	(486,650)	(475,626)	(44,306)	(33,915)
Net capital share transactions	13,683	(14,487)	(119,742)	474,834	(55,304)	(16,393)
Total increase (decrease) in net assets	58,185	3,518	189,128	158,984	31,533	(92,104)
Net assets:
Beginning of year	392,282	388,764	11,166,898	11,007,914	1,448,237	1,540,341
End of year	$450,467	$392,282	$11,356,026	$11,166,898	$1,479,770	$1,448,237

	American High-Income Trust		American Funds Mortgage Fund		Ultra-Short Bond Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$65,115	$60,672	$5,336	$5,237	$12,329	$16,889
Net realized gain (loss)	(1,450)	3,094	1,506	(1,054)	— †	— †
Net unrealized appreciation (depreciation)	15,637	19,028	2,675	(3,372)	(2)	130
Net increase (decrease) in net assets resulting from operations	79,302	82,794	9,517	811	12,327	17,019
Distributions paid to shareholders	(64,338)	(59,402)	(5,115)	(5,001)	(12,940)	(17,633)
Net capital share transactions	91,682	34,726	10,334	7,230	(30,488)	(33,462)
Total increase (decrease) in net assets	106,646	58,118	14,736	3,040	(31,101)	(34,076)
Net assets:
Beginning of year	931,963	873,845	110,831	107,791	338,678	372,754
End of year	$1,038,609	$931,963	$125,567	$110,831	$307,577	$338,678

Refer to the end of the statements of changes in net assets for footnote(s).
Refer to the notes to financial statements.

American Funds Insurance Series	300

Financial statements (continued)
Statements of changes in net assets (continued)
(dollars in thousands)

	U.S. Government Securities Fund		Managed Risk Growth Fund		Managed Risk International Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$75,521	$72,049	$1,086	$2,764	$1,410	$1,470
Net realized gain (loss)	24,581	(1,294)	87,123	37,612	(315)	(2,539)
Net unrealized appreciation (depreciation)	36,802	(55,237)	(22,937)	69,526	15,064	1,155
Net increase (decrease) in net assets resulting from operations	136,904	15,518	65,272	109,902	16,159	86
Distributions paid to shareholders	(79,096)	(73,267)	(28,627)	(2,419)	(1,480)	(1,561)
Net capital share transactions	(487)	353,747	(57,328)	(88,856)	(15,583)	(8,399)
Total increase (decrease) in net assets	57,321	295,998	(20,683)	18,627	(904)	(9,874)
Net assets:
Beginning of year	1,820,027	1,524,029	526,262	507,635	114,308	124,182
End of year	$1,877,348	$1,820,027	$505,579	$526,262	$113,404	$114,308

	Managed Risk Washington Mutual Investors Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$4,249	$4,979	$27,973	$33,950	$24,722	$37,923
Net realized gain (loss)	23,538	(4,225)	316,725	73,326	115,851	123,915
Net unrealized appreciation (depreciation)	4,272	42,170	(116,759)	261,435	62,522	124,394
Net increase (decrease) in net assets resulting from operations	32,059	42,924	227,939	368,711	203,095	286,232
Distributions paid to shareholders	(5,960)	(5,475)	(128,115)	(65,908)	(168,266)	(69,126)
Net capital share transactions	(33,133)	(39,434)	(184,550)	(313,193)	(584,977)	(294,452)
Total increase (decrease) in net assets	(7,034)	(1,985)	(84,726)	(10,390)	(550,148)	(77,346)
Net assets:
Beginning of year	322,206	324,191	2,176,866	2,187,256	2,025,850	2,103,196
End of year	$315,172	$322,206	$2,092,140	$2,176,866	$1,475,702	$2,025,850
*
For the period November 15, 2024, commencement of operations, through December 31, 2024.
 †Amount less than one thousand.
Refer to the notes to financial statements.

301	American Funds Insurance Series

Notes to financial statements
1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 42 different funds ("the funds"), including 24 funds in the series covered in this report. The series consists of 41 diversified funds and one nondiversified fund: U.S. Small and Mid Cap Equity Fund. The other 18 funds in the series are covered in separate reports. Thirteen funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.
The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily exchange-traded options and futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.
Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.
The investment objective(s) for each fund covered in this report are as follows:
Global Growth Fund — To provide long-term growth of capital.
Global Small Capitalization Fund — To provide long-term growth of capital.
Growth Fund — To provide growth of capital.
International Fund — To provide long-term growth of capital.
New World Fund — To provide long-term capital appreciation.
Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.
U.S. Small and Mid Cap Equity Fund — To provide capital appreciation.
Capital World Growth and Income Fund — To provide long-term growth of capital while providing current income.
Growth-Income Fund — To achieve long-term growth of capital and income.
International Growth and Income Fund — To provide long-term growth of capital while providing current income.
Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.
Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Funds Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.
The Bond Fund of America — To provide as high a level of current income as is consistent with the preservation of capital.

American Funds Insurance Series	302

Capital World Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.
American High-Income Trust — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.
American Funds Mortgage Fund — To provide current income and preservation of capital.
Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.
U.S. Government Securities Fund— To provide a high level of current income consistent with prudent investment risk and preservation of capital.
Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.
Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.
Managed Risk Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.
Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.
Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.
Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.
2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board ("FASB"). Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
Operating segments — Each fund represents a single operating segment as the operating results of each fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that are executed by the fund’s portfolio management team. A senior executive team comprised of the funds’ Principal Executive Officer and Principal Financial Officer, serves as the funds’ chief operating decision maker (“CODM”), who act in accordance with Board of Trustee reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from fund share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights to assess each fund’s profits and losses and to make resource allocation decisions. Segment assets are reflected in the statement of assets and liabilities as net assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying statement of operations.

303	American Funds Insurance Series

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.
Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.
Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.
Distributions paid to shareholders — Income dividends are declared daily after and determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date. The fund may deem a portion of the income dividends and/or capital gain distributions are a return of capital for tax purposes.
Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.
3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.
Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

American Funds Insurance Series	304

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data
(collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds“), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.
Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures on the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps and over-the-counter (OTC) options are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, exchange rates, implied option volatilites, and terms of the contract.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by the series’ investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

305	American Funds Insurance Series

Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.
The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The funds’ valuation levels as of December 31, 2025, were as follows (dollars in thousands):
Global Growth Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,677,360	$1,004,158	$—	$2,681,518
Industrials	814,793	803,211	—	1,618,004
Consumer discretionary	624,592	643,004	—	1,267,596
Financials	599,727	664,790	—	1,264,517
Health care	522,458	184,815	—	707,273
Communication services	333,006	159,304	—	492,310
Consumer staples	142,724	161,843	—	304,567
Materials	138,904	87,575	—	226,479
Energy	63,628	58,552	—	122,180
Real estate	31,223	81,724	—	112,947
Utilities	39,385	14,981	—	54,366
Short-term securities	289,982	—	—	289,982
Total	$5,277,782	$3,863,957	$—	$9,141,739

American Funds Insurance Series	306

Global Small Capitalization Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Industrials	$260,831	$365,281	$—	$626,112
Financials	222,052	263,645	—	485,697
Information technology	296,229	132,470	265	428,964
Consumer discretionary	191,624	153,882	—	345,506
Health care	201,747	110,388	—	312,135
Materials	116,183	112,638	—	228,821
Communication services	48,497	68,762	—	117,259
Consumer staples	42,102	54,064	—	96,166
Energy	69,622	8,949	—	78,571
Real estate	7,877	63,370	—	71,247
Utilities	34,021	13,548	—	47,569
Preferred securities	7,200	—	12,088	19,288
Rights & warrants	—	12	—	12
Convertible bonds & notes	—	1,581	—	1,581
Bonds, notes & other debt instruments	—	945	—	945
Short-term securities	154,617	43,943	—	198,560
Total	$1,652,602	$1,393,478	$12,353	$3,058,433
Growth Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$15,453,954	$942,978	$24,211	$16,421,143
Communication services	9,313,134	27,790	—	9,340,924
Consumer discretionary	8,285,145	294,980	—	8,580,125
Health care	5,922,020	72,405	8,789	6,003,214
Industrials	4,852,390	170,495	4,230	5,027,115
Financials	3,974,058	100,498	—	4,074,556
Consumer staples	1,017,667	—	4,743	1,022,410
Materials	949,496	28,695	—	978,191
Energy	846,476	—	—	846,476
Real estate	405,935	—	—	405,935
Utilities	365,298	—	—	365,298
Preferred securities	—	—	315,115	315,115
Rights & warrants	—	—	— [1]	— [1]
Convertible stocks	7,644	—	36,076	43,720
Short-term securities	1,330,364	—	—	1,330,364
Total	$52,723,581	$1,637,841	$393,164	$54,754,586
1
Amount less than one thousand.
The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2025 (dollars in thousands):
	Beginning value at 1/1/2025	Transfers into Level 3[2]	Purchases	Sales	Net realized gain (loss)[3]	Unrealized appreciation (depreciation)[3]	Transfers out of Level 3[2]	Ending value at 12/31/2025
Investment securities	$173,935	$—	$122,218	$(13,741)	$—	$110,752	$—	$393,164
Net unrealized appreciation (depreciation) during the period on Level 3 investment securities held at December 31, 2025								$110,752
2
Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
3
Net realized gain (loss) and unrealized appreciation (depreciation) are included in the related amounts on investments in the fund’s statement of operations.

307	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):
	Value at 12/31/2025	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average[1]	Impact to valuation from an increase in input[2]
Common stocks	$41,973	Transaction	Transaction price	Not applicable	Not applicable	Not applicable
			Discount for uncertainty	15% - 50%	26%	Decrease
			Premium to transaction price	11%	11%	Increase
Preferred securities	$315,115	Transaction	Transaction price	Not applicable	Not applicable	Not applicable
			Discount for uncertainty	5% - 50%	6%	Decrease
		Market comparables	EV/Gross Profit multiple	11.9x	11.9x	Increase
			Premium to EV/Gross Profit multiple	50%	50%	Increase
			DLOM	10%	10%	Decrease
Rights & warrants	$— [3]	Estimated recovery value	De minimis	Not applicable	Not applicable	Not applicable
Convertible stocks	$36,076	Transaction	Transaction price	Not applicable	Not applicable	Not applicable
			Discount to transaction price	5%	5%	Decrease
			Premium to transaction price	11%	11%	Increase
	$393,164
1
Weighted average is by relative fair value.
2
This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.
3
Amount less than one thousand.
Key to abbreviations
DLOM = Discount for lack of marketability
EV = Enterprise value
International Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$132,411	$1,126,206	$—	$1,258,617
Industrials	11,113	1,201,308	—	1,212,421
Information technology	53,833	1,063,830	7,933	1,125,596
Materials	631,675	291,367	—	923,042
Communication services	14,900	697,226	—	712,126
Consumer discretionary	127,415	546,112	—	673,527
Health care	—	447,622	—	447,622
Energy	186,352	230,194	—	416,546
Consumer staples	—	335,793	—	335,793
Utilities	—	209,483	—	209,483
Preferred securities	—	33,353	726	34,079
Rights & warrants	—	—	— *	— *
Short-term securities	149,051	—	—	149,051
Total	$1,306,750	$6,182,494	$8,659	$7,497,903
*
Amount less than one thousand.

American Funds Insurance Series	308

New World Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$292,708	$622,707	$634	$916,049
Financials	150,731	554,211	— *	704,942
Consumer discretionary	190,649	322,157	—	512,806
Industrials	111,250	379,009	—	490,259
Communication services	146,817	246,709	—	393,526
Materials	126,958	131,900	— *	258,858
Health care	64,194	145,778	—	209,972
Consumer staples	37,995	142,731	—	180,726
Energy	27,489	61,632	— *	89,121
Real estate	450	55,019	—	55,469
Utilities	1,071	45,485	—	46,556
Preferred securities	9,540	11,707	8,293	29,540
Bonds, notes & other debt instruments	—	113,791	—	113,791
Short-term securities	66,843	264	—	67,107
Total	$1,226,695	$2,833,100	$8,927	$4,068,722

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$24	$—	$—	$24
Unrealized appreciation on open forward currency contracts	—	80	—	80
Liabilities:
Unrealized depreciation on futures contracts	(17)	—	—	(17)
Unrealized depreciation on open forward currency contracts	—	(78)	—	(78)
Total	$7	$2	$—	$9
*
Amount less than one thousand.
†
Futures contracts and forward currency contracts are not included in the fund’s investment portfolio.
Washington Mutual Investors Fund
As of December 31, 2025, all of the fund’s investment securities were classified as Level 1.
U.S. Small and Mid Cap Equity Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$23,464	$228	$—	$23,692
Industrials	19,657	—	—	19,657
Consumer discretionary	15,537	—	—	15,537
Information technology	11,031	370	—	11,401
Health care	8,602	—	—	8,602
Consumer staples	7,106	—	—	7,106
Energy	2,486	—	—	2,486
Real estate	2,419	—	—	2,419
Materials	2,280	—	—	2,280
Communication services	1,892	—	—	1,892
Utilities	1,884	—	—	1,884
Short-term securities	3,809	—	—	3,809
Total	$100,167	$598	$—	$100,765

309	American Funds Insurance Series

Capital World Growth and Income Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$355,139	$145,088	$—	$500,227
Industrials	148,399	190,693	—	339,092
Financials	157,537	146,549	— *	304,086
Communication services	125,382	66,163	—	191,545
Consumer discretionary	113,749	59,921	—	173,670
Health care	132,454	39,630	—	172,084
Materials	76,631	49,420	—	126,051
Consumer staples	53,201	47,392	—	100,593
Energy	56,523	21,036	—	77,559
Utilities	19,661	25,980	—	45,641
Real estate	9,862	7,705	—	17,567
Preferred securities	3,844	2,367	—	6,211
Bonds, notes & other debt instruments	—	1,012	—	1,012
Short-term securities	27,110	—	—	27,110
Total	$1,279,492	$802,956	$— *	$2,082,448
*
Amount less than one thousand.
Growth-Income Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$13,428,880	$231,230	$—	$13,660,110
Industrials	5,464,629	445,806	—	5,910,435
Financials	5,113,646	117,059	—	5,230,705
Health care	4,380,271	—	—	4,380,271
Consumer discretionary	4,300,242	76,915	—	4,377,157
Communication services	3,324,828	182,155	—	3,506,983
Energy	1,728,094	—	—	1,728,094
Consumer staples	565,554	678,297	—	1,243,851
Materials	1,011,738	—	—	1,011,738
Utilities	899,740	—	—	899,740
Real estate	537,861	—	—	537,861
Bonds, notes & other debt instruments	—	828	—	828
Short-term securities	1,122,736	—	—	1,122,736
Total	$41,878,219	$1,732,290	$—	$43,610,509

American Funds Insurance Series	310

International Growth and Income Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$5,556	$88,187	$— *	$93,743
Industrials	10,956	47,158	—	58,114
Information technology	2,848	51,607	—	54,455
Consumer discretionary	4,607	32,456	—	37,063
Consumer staples	5,133	27,490	—	32,623
Materials	12,674	17,182	— *	29,856
Health care	1,046	28,653	—	29,699
Communication services	1,407	26,447	—	27,854
Energy	9,053	7,510	— *	16,563
Utilities	625	10,796	—	11,421
Real estate	770	5,261	—	6,031
Preferred securities	—	201	—	201
Short-term securities	6,204	—	—	6,204
Total	$60,879	$342,948	$— *	$403,827
*
Amount less than one thousand.
Capital Income Builder
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$131,640	$135,397	$— *	$267,037
Information technology	122,940	52,651	—	175,591
Health care	104,021	44,144	—	148,165
Industrials	67,519	80,079	—	147,598
Consumer staples	75,761	57,263	—	133,024
Utilities	46,892	47,327	—	94,219
Consumer discretionary	40,107	45,388	—	85,495
Energy	63,017	15,198	—	78,215
Materials	31,425	27,538	—	58,963
Communication services	23,727	34,637	—	58,364
Real estate	38,351	7,444	—	45,795
Convertible stocks	4,813	—	—	4,813
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	98,331	—	98,331
Mortgage-backed obligations	—	83,564	100	83,664
Corporate bonds and notes	—	47,200	—	47,200
Other bonds & notes	—	13,281	220	13,501
Investment funds	38,098	—	—	38,098
Short-term securities	91,824	—	—	91,824
Total	$880,135	$789,442	$320	$1,669,897
Refer to the end of the table(s) for footnote(s).

311	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$36	$—	$—	$36
Unrealized appreciation on centrally cleared interest rate swaps	—	261	—	261
Liabilities:
Unrealized depreciation on futures contracts	(315)	—	—	(315)
Unrealized depreciation on centrally cleared interest rate swaps	—	(1)	—	(1)
Unrealized depreciation on centrally cleared credit default swaps	—	(2)	—	(2)
Total	$(279)	$258	$—	$(21)
*
Amount less than one thousand.
†
Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.
Asset Allocation Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$4,829,446	$116,467	$—	$4,945,913
Financials	2,902,743	—	— *	2,902,743
Industrials	2,527,277	162,101	—	2,689,378
Health care	1,911,575	3,565	12,663	1,927,803
Consumer discretionary	1,511,658	74,864	793	1,587,315
Communication services	1,278,083	24,636	—	1,302,719
Materials	1,135,802	—	— *	1,135,802
Consumer staples	901,988	61,331	—	963,319
Utilities	278,367	—	—	278,367
Energy	253,456	897	655	255,008
Real estate	57,144	—	—	57,144
Preferred securities	—	—	755	755
Rights & warrants	119	—	— *	119
Convertible stocks	33,030	—	—	33,030
Convertible bonds & notes	—	27,731	—	27,731
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	2,828,459	—	2,828,459
U.S. Treasury bonds & notes	—	2,280,626	—	2,280,626
Corporate bonds and notes	—	1,978,114	420	1,978,534
Asset-backed obligations	—	529,161	—	529,161
Bonds & notes of governments & government agencies outside the U.S.	—	88,970	—	88,970
Loans	—	31,871	7,860	39,731
Municipals	—	22,827	—	22,827
Investment funds	846,762	—	—	846,762
Short-term securities	1,023,715	—	—	1,023,715
Total	$19,491,165	$8,231,620	$23,146	$27,745,931

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,925	$—	$—	$1,925
Unrealized appreciation on centrally cleared interest rate swaps	—	3,543	—	3,543
Liabilities:
Unrealized depreciation on futures contracts	(6,069)	—	—	(6,069)
Unrealized depreciation on centrally cleared credit default swaps	—	(435)	—	(435)
Total	$(4,144)	$3,108	$—	$(1,036)
*
Amount less than one thousand.
†
Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	312

American Funds Global Balanced Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$42,224	$10,455	$—	$52,679
Financials	17,553	27,727	—	45,280
Industrials	23,532	19,831	—	43,363
Health care	28,226	6,598	—	34,824
Consumer discretionary	11,679	9,383	—	21,062
Materials	12,657	6,825	—	19,482
Communication services	17,646	1,167	—	18,813
Utilities	12,793	5,213	—	18,006
Consumer staples	5,420	9,798	—	15,218
Energy	10,753	1,687	—	12,440
Real estate	—	2,599	—	2,599
Convertible stocks	2,921	—	—	2,921
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	57,330	—	57,330
U.S. Treasury bonds & notes	—	24,907	—	24,907
Mortgage-backed obligations	—	24,474	—	24,474
Corporate bonds and notes	—	22,758	—	22,758
Other bonds & notes	—	2,889	—	2,889
Investment funds	4,250	—	—	4,250
Short-term securities	27,757	—	—	27,757
Options purchased on foreign currencies (equity style)	—	2	—	2
Total	$217,411	$233,643	$—	$451,054

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on options written (futures style)	$4	$—	$—	$4
Unrealized appreciation on futures contracts	118	—	—	118
Unrealized appreciation on open forward currency contracts	—	229	—	229
Unrealized appreciation on centrally cleared interest rate swaps	—	96	—	96
Unrealized appreciation on bilateral interest rate swaps	—	38	—	38
Unrealized appreciation on centrally cleared credit default swaps	—	— †	—	— †
Liabilities:
Unrealized depreciation on options purchased (futures style)	— †	—	—	— †
Unrealized depreciation on futures contracts	(132)	—	—	(132)
Unrealized depreciation on open forward currency contracts	—	(281)	—	(281)
Unrealized depreciation on centrally cleared interest rate swaps	—	(28)	—	(28)
Unrealized depreciation on bilateral interest rate swaps	—	(44)	—	(44)
Unrealized depreciation on centrally cleared credit default swaps	—	(3)	—	(3)
Total	$(10)	$7	$—	$(3)
*
Options purchased (futures style), options written, futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.
†
Amount less than one thousand.

313	American Funds Insurance Series

The Bond Fund of America
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$3,635,346	$1,368	$3,636,714
Corporate bonds and notes	—	3,430,212	—	3,430,212
U.S. Treasury bonds & notes	—	2,836,319	—	2,836,319
Asset-backed obligations	—	499,168	—	499,168
Bonds & notes of governments & government agencies outside the U.S.	—	202,127	—	202,127
Municipals	—	166,499	—	166,499
Federal agency bonds & notes	—	11,855	—	11,855
Loans	—	—	6,359	6,359
Common stocks	—	14	—	14
Short-term securities	624,236	—	—	624,236
Total	$624,236	$10,781,540	$7,727	$11,413,503

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,242	$—	$—	$1,242
Unrealized appreciation on open forward currency contracts	—	386	—	386
Unrealized appreciation on centrally cleared interest rate swaps	—	8,064	—	8,064
Unrealized appreciation on bilateral interest rate swaps	—	2,015	—	2,015
Liabilities:
Unrealized depreciation on futures contracts	(9,824)	—	—	(9,824)
Unrealized depreciation on open forward currency contracts	—	(420)	—	(420)
Unrealized depreciation on bilateral interest rate swaps	—	(3,943)	—	(3,943)
Unrealized depreciation on centrally cleared interest rate swaps	—	(3,263)	—	(3,263)
Unrealized depreciation on centrally cleared credit default swaps	—	(182)	—	(182)
Total	$(8,582)	$2,657	$—	$(5,925)
*
Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	314

Capital World Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$303,335	$—	$303,335
Japanese yen	—	106,583	—	106,583
British pounds	—	65,433	—	65,433
Brazilian reais	—	34,010	—	34,010
South Korean won	—	26,746	—	26,746
Chinese yuan renminbi	—	26,106	—	26,106
Australian dollars	—	23,355	—	23,355
Indian rupees	—	19,121	—	19,121
Canadian dollars	—	18,610	—	18,610
Malaysian ringgits	—	18,045	—	18,045
Hungarian forints	—	16,359	—	16,359
Indonesian rupiah	—	7,755	—	7,755
Mexican pesos	—	6,454	—	6,454
Danish kroner	—	6,328	—	6,328
Colombian pesos	—	4,371	—	4,371
South African rand	—	4,221	—	4,221
Chilean pesos	—	4,074	—	4,074
Polish zloty	—	4,060	—	4,060
New Zealand dollars	—	2,940	—	2,940
Turkish lira	—	1,845	—	1,845
Philippine pesos	—	1,260	—	1,260
Czech korunas	—	857	—	857
U.S. dollars	—	643,061	579	643,640
Preferred securities	—	—	80	80
Common stocks	5	—	59	64
Rights & warrants	8	—	—	8
Investment funds	22,734	—	—	22,734
Short-term securities	114,160	—	—	114,160
Options purchased on foreign currencies (equity style)	—	16	—	16
Total	$136,907	$1,344,945	$718	$1,482,570

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on options written (futures style)	$28	$—	$—	$28
Unrealized appreciation on futures contracts	1,615	—	—	1,615
Unrealized appreciation on open forward currency contracts	—	2,812	—	2,812
Unrealized appreciation on centrally cleared interest rate swaps	—	1,403	—	1,403
Unrealized appreciation on bilateral interest rate swaps	—	136	—	136
Unrealized appreciation on centrally cleared credit default swaps	—	24	—	24
Liabilities:
Unrealized depreciation on options purchased (futures style)	— †	—	—	— †
Unrealized depreciation on futures contracts	(1,631)	—	—	(1,631)
Unrealized depreciation on open forward currency contracts	—	(1,842)	—	(1,842)
Unrealized depreciation on centrally cleared interest rate swaps	—	(1,055)	—	(1,055)
Unrealized depreciation on bilateral interest rate swaps	—	(2,695)	—	(2,695)
Unrealized depreciation on centrally cleared credit default swaps	—	(201)	—	(201)
Total	$12	$(1,418)	$—	$(1,406)
*
Options purchased (futures style), options written, futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.
†
Amount less than one thousand.

315	American Funds Insurance Series

American High-Income Trust
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds and notes	$—	$878,262	$148	$878,410
Other	—	38,405	3,278	41,683
Convertible bonds & notes	—	1,265	—	1,265
Common stocks	34,700	10,356	20,680	65,736
Preferred securities	—	—	1,713	1,713
Rights & warrants	45	127	—	172
Short-term securities	35,092	—	—	35,092
Total	$69,837	$928,415	$25,819	$1,024,071

Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$15	$—	$—	$15
Liabilities:
Unrealized depreciation on futures contracts	(29)	—	—	(29)
Unrealized depreciation on centrally cleared credit default swaps	—	(163)	—	(163)
Total	$(14)	$(163)	$—	$(177)
1
Futures contracts and credit default swaps are not included in the investment portfolio.
The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2025 (dollars in thousands):
	Beginning value at 1/1/2025	Transfers into Level 3[2]	Purchases	Sales	Net realized gain (loss)[3]	Unrealized appreciation (depreciation)[3]	Transfers out of Level 3[2]	Ending value at 12/31/2025
Investment securities	$ 36,440	$1,868	$ 7,442	$ (4,555)	$ (2,928)	$ (7,757)	$ (4,691)	$ 25,819
Net unrealized appreciation (depreciation) during the period on Level 3 investment securities held at December 31, 2025								$ (8,134)
2
Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
3
Net realized gain (loss) and unrealized appreciation (depreciation) are included in the related amounts on investments in the fund’s statement of operations.

American Funds Insurance Series	316

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):
	Value at 12/31/2025	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Bonds, notes & other debt instruments	$3,426	Estimated recovery value	Expected proceeds	Not applicable	Not applicable	Not applicable
			De minimis	Not applicable	Not applicable	Not applicable
		Transaction	Transaction price	Not applicable	Not applicable	Not applicable
		Indicative market quotation	Broker quote	Not applicable	Not applicable	Not applicable
Common stocks	20,680	Estimated recovery value	Expected proceeds	Not applicable	Not applicable	Not applicable
			Discount for uncertainty	10% - 15%	13%	Decrease
			De minimis	Not applicable	Not applicable	Not applicable
		Market comparables	EV/EBITDA multiple	5.9x - 10.0x	8.2x	Increase
			EV/EBITDA-CAPEX multiple	11.0x	11.0x	Increase
			DLOM	7%	7%	Decrease
Preferred securities	1,713	Market comparables	EV/EBITDA multiple	4.8x	4.8x	Increase
			DLOM	15%	15%	Decrease
	$25,819
*
Weighted average is by relative fair value.
†
This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.
Key to abbreviations
CAPEX = Capital expenditures
DLOM = Discount for lack of marketability
EBITDA = Earnings before interest, taxes, depreciation and amortization
EV = Enterprise value
American Funds Mortgage Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$99,553	$—	$99,553
U.S. Treasury bonds & notes	—	7,811	—	7,811
Asset-backed obligations	—	1,295	—	1,295
Short-term securities	—	24,381	—	24,381
Total	$—	$133,040	$—	$133,040

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$18	$—	$—	$18
Unrealized appreciation on centrally cleared interest rate swaps	—	127	—	127
Liabilities:
Unrealized depreciation on futures contracts	(150)	—	—	(150)
Unrealized depreciation on centrally cleared interest rate swaps	—	(1)	—	(1)
Total	$(132)	$126	$—	$(6)
*
Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.
Ultra-Short Bond Fund
As of December 31, 2025, all of the fund’s investment securities were classified as Level 2.

317	American Funds Insurance Series

U.S. Government Securities Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$816,712	$—	$816,712
U.S. Treasury bonds & notes	—	765,205	—	765,205
Federal agency bonds & notes	—	48,704	—	48,704
Short-term securities	—	288,407	—	288,407
Options purchased on futures (equity style)	242	—	—	242
Total	$242	$1,919,028	$—	$1,919,270

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,077	$—	$—	$1,077
Unrealized appreciation on centrally cleared interest rate swaps	—	14,953	—	14,953
Liabilities:
Value of options written (equity style)	(81)	—	—	(81)
Unrealized depreciation on futures contracts	(2,291)	—	—	(2,291)
Unrealized depreciation on centrally cleared interest rate swaps	—	(3,022)	—	(3,022)
Total	$(1,295)	$11,931	$—	$10,636
*
Options written, futures contracts and interest rate swaps are not included in the fund’s investment portfolio.
Managed Risk Growth Fund
As of December 31, 2025, all of the fund’s investments were classified as Level 1.
Managed Risk International Fund
As of December 31, 2025, all of the fund’s investments were classified as Level 1.
Managed Risk Washington Mutual Investors Fund
As of December 31, 2025, all of the fund’s investments were classified as Level 1.
Managed Risk Growth-Income Fund
As of December 31, 2025, all of the fund’s investments were classified as Level 1.
Managed Risk Asset Allocation Fund
As of December 31, 2025, all of the fund’s investments were classified as Level 1.
4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.
Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

American Funds Insurance Series	318

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.
Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.
Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which a fund invests.
Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Investing in small and mid-capitalization companies — Investing in small and mid-capitalization companies may pose additional risks. For example, it is often more difficult to value or dispose of smaller company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.
Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

319	American Funds Insurance Series

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. A fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.
Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. A fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.
Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.
Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

American Funds Insurance Series	320

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.
Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.
Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause a fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to a fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, a fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, a fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).
Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.
Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans or receivables and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks, as well as additional risks associated with the assets underlying those securities.
Investments in future delivery contracts — A fund may enter into transactions involving future delivery contracts, such as to-be-announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage-backed securities for settlement at a future date and predetermined price. When a fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), a fund may or may not hold the types of mortgage-backed securities required to be delivered. A fund may choose to roll these transactions in lieu of settling them.

321	American Funds Insurance Series

When a fund rolls the purchase of these types of future delivery transactions, a fund simultaneously sells the mortgage-backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price. When a fund rolls the sale of these transactions rather than settling them, a fund simultaneously purchases the mortgage-backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of a fund and may increase the risk that market prices may move unfavorably between the original and new contracts, potentially resulting in losses or reduced returns for a fund.
Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.
Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.
Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.
Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.
Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.
Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.
Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.
Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.
Leverage risk — Certain transactions of a fund may give rise to leverage. These transactions may include, among others, derivatives, future delivery contracts and when-issued, delayed delivery or forward commitment transactions. As a result, increases and decreases in the value of a fund’s portfolio may be magnified, and a fund may be exposed to a heightened risk of loss and increased costs.

American Funds Insurance Series	322

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and a fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.
Nondiversification — As a nondiversified fund, the fund may invest a greater percentage of its assets in fewer issuers than a diversified fund. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political, geographic or regulatory occurrence than a diversified fund might be. In addition, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The value of the fund’s shares can be expected to fluctuate more than might be the case if the fund were more broadly diversified.
Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.
Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.
Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.
Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.
Underlying fund risks — Because the managed risk fund’s investments consist of investments in underlying funds, the managed risk fund’s risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.
Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, the fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, a fund would remain subject to the risk of adverse price movements until a fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

323	American Funds Insurance Series

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.
Short positions — The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.
5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.
Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.
The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

American Funds Insurance Series	324

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):
		Collateral received
Funds	Value of investment securities on loan	Cash	U.S. government securities	Value of investment securities purchased
Global Growth Fund	$4	$1,099	$—	$1,098
Global Small Capitalization Fund	77,998	76,585	3,923	68,926
Growth Fund	22,741	29,093	—	26,762
International Fund	32,814	29,195	4,491	26,276
New World Fund	8,183	6,603	1,991	5,943
Washington Mutual Investors Fund	842	863	—	777
U.S. Small and Mid Cap Equity Fund	914	940	—	846
Capital World Growth and Income Fund	987	1,007	—	906
International Growth and Income Fund	893	848	95	763
Capital Income Builder	11,011	11,565	—	10,408
Asset Allocation Fund	19,953	20,974	—	18,905
Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.
Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.
Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions of TBA securities in which the fund sells a TBA mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar TBA security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions and may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the financial highlights tables.
Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.
Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.
Unfunded commitments — Asset Allocation Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2025, the maximum exposure from these unfunded commitments for Asset Allocation Fund and American High-Income Trust was $204,000 and $94,000, respectively, which would represent less than 0.01% for Asset Allocation Fund and American High-Income Trust, respectively, of the net assets of each fund should such commitments become due. Unrealized appreciation on these unfunded commitments was $3,000 for Asset Allocation Fund and $1,000 for American High-Income Trust, and is disclosed as unrealized appreciation on unfunded commitments in each fund’s statement of assets and liabilities. Unrealized appreciation is included in net unrealized appreciation (depreciation) on investments in unaffiliated issuers in each fund’s statement of operations.

325	American Funds Insurance Series

Option contracts — Some of the funds have entered into option contracts, which give the purchaser of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument or index underlying the option) at a specified exercise price. The writer of an option has the obligation, upon exercise of the option, to cash settle or deliver the underlying instrument or index upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying instrument or index and pay the exercise price (in the case of a put).
By purchasing a put option, the fund obtains the right (but not the obligation) to sell the instrument underlying the option (or to deliver the cash value of the instrument or index underlying the option) at a specified exercise price. In return for this right, the fund pays the current market price, or the option premium, for the option. The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire amount of the premium paid. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument (or the cash value of the index underlying the option) at the specified exercise price. The buyer of a call option typically attempts to participate in potential price increases of the underlying instrument or index with risk limited to the cost of the option if the price of the underlying instrument or index falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying instrument or index does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the exercise price for the option’s underlying instrument or index if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the exercise price while the option is outstanding, regardless of price changes. Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying instrument in return for the exercise price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.
Option contracts can be either equity style (premium is paid in full when the option is opened) or futures style (premium moves as part of variation margin over the life of the option, and is paid in full when the option is closed). For equity style options, premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of asset and liabilities, and premiums received on options written, as well as the daily fluctuation in market value, are included in options written at value in each fund’s statement of assets and liabilities. The net realized gains or losses and net unrealized appreciation or depreciation from equity style options are recorded in investments for purchased options and in options written for written options in the fund’s statement of operations and statement of changes in net assets.
For futures style options, on a daily basis for both purchased and written options, the fund pays or receives variation margin based on the premium paid and the daily fluctuation in market value, and records variation margin in the statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. The net realized gains or losses and net unrealized appreciation or depreciation from futures style options are recorded in options purchased (futures style) in the fund’s statement of operations and statement of changes in net assets.

American Funds Insurance Series	326

Option contracts can take different forms. Some of the funds have entered into the following types of options contracts:
Options on equity indexes — As part of their managed risk strategy, the managed risk funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities.
Options on futures — One of the funds has entered into options on future contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An option on a futures contract gives the purchaser of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date.
Options on foreign currencies —The fund has entered into options on foreign currencies to seek to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. An option on a foreign currency gives the holder of the option the right to buy or sell a foreign currency from or to the writer of the option, at a specified price on or before the specified expiration date.
Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.
Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.
On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.
Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.
On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

327	American Funds Insurance Series

Swap contracts — Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.
Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.
On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.
Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:
Interest rate swaps — Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.
Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

American Funds Insurance Series	328

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.
The following table presents the average month-end notional amounts of options on futures, options on foreign currencies, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):
	Options on futures	Options on foreign currencies	Futures contracts	Forward currency contracts	Interest rate swaps	Credit default swaps
New World Fund	Not applicable	Not applicable	$7,466	$19,861	$513*	Not applicable
International Growth and Income Fund	Not applicable	Not applicable	Not applicable	641*	Not applicable	Not applicable
Capital Income Builder	Not applicable	Not applicable	156,652	393*	7,878	5,062
Asset Allocation Fund	Not applicable	Not applicable	2,772,351	Not applicable	360,170	61,194
American Funds Global Balanced Fund	$10,369	$2,000	65,213	87,154	21,599	4,642
The Bond Fund of America	Not applicable	Not applicable	5,555,115	233,285	863,621	190,139
Capital World Bond Fund	56,460	19,365	817,202	522,298	376,182	69,538
American High-Income Trust	Not applicable	Not applicable	31,856	Not applicable	Not applicable	18,973
American Funds Mortgage Fund	32,136	Not applicable	96,592	Not applicable	1,975	Not applicable
U.S. Government Securities Fund	1,099,058	Not applicable	1,984,739	Not applicable	813,610	Not applicable
Managed Risk Growth Fund	620,857	Not applicable	1,115	Not applicable	Not applicable	Not applicable
Managed Risk International Fund	99,717	Not applicable	172	Not applicable	Not applicable	Not applicable
Managed Risk Washington Mutual Investors Fund	369,929	Not applicable	2,897	Not applicable	Not applicable	Not applicable
Managed Risk Growth-Income Fund	3,972,877	Not applicable	57,285	Not applicable	Not applicable	Not applicable
Managed Risk Asset Allocation	537,228	Not applicable	16,791	Not applicable	Not applicable	Not applicable
*
No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

329	American Funds Insurance Series

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options contracts, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2025 (dollars in thousands):
New World Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$24	Unrealized depreciation[1]	$17
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	80	Unrealized depreciation on open forward currency contracts	78
			$104		$95

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain (loss) on futures contracts	$177	Net unrealized appreciation (depreciation) on futures contracts	$(4)
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	(497)	Net unrealized appreciation (depreciation) on forward currency contracts	(78)
Swap	Interest	Net realized gain (loss) on swap contracts	(88)	Net unrealized appreciation (depreciation) on swap contracts	104
			$(408)		$22
International Growth and Income Fund
		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	$(18)	Net unrealized appreciation (depreciation) on forward currency contracts	$(10)
Capital Income Builder
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$36	Unrealized depreciation[1]	$315
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	261	Unrealized depreciation[1]	1
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	2
			$297		$318

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	330

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain (loss) on futures contracts	$1,420	Net unrealized appreciation (depreciation) on futures contracts	$699
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	13	Net unrealized appreciation (depreciation) on forward currency contracts	—
Swap	Interest	Net realized gain (loss) on swap contracts	97	Net unrealized appreciation (depreciation) on swap contracts	(211)
Swap	Credit	Net realized gain (loss) on swap contracts	50	Net unrealized appreciation (depreciation) on swap contracts	(2)
			$1,580		$486
Asset Allocation Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,925	Unrealized depreciation[1]	$6,069
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	3,543	Unrealized depreciation[1]	—
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	435
			$5,468		$6,504

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain (loss) on futures contracts	$28,857	Net unrealized appreciation (depreciation) on futures contracts	$(1,220)
Swap	Interest	Net realized gain (loss) on swap contracts	5	Net unrealized appreciation (depreciation) on swap contracts	3,662
Swap	Credit	Net realized gain (loss) on swap contracts	(1,723)	Net unrealized appreciation (depreciation) on swap contracts	(578)
			$27,139		$1,864
Refer to the end of the table(s) for footnote(s).

331	American Funds Insurance Series

American Funds Global Balanced Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased (equity style)	Currency	Investment securities	$2	Investment securities	$—
Options purchased (futures style)	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	— [2]
Options written (futures style)	Interest	Unrealized appreciation[1]	4	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	118	Unrealized depreciation[1]	132
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	229	Unrealized depreciation on open forward currency contracts	281
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	96	Unrealized depreciation[1]	28
Swap (bilateral)	Interest	Bilateral swaps, at value	38	Bilateral swaps, at value	44
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	— [2]	Unrealized depreciation[1]	3
			$487		$488

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased (equity style)	Currency	Net realized gain (loss) on investments	$—	Net unrealized appreciation (depreciation) on investments	$(8)
Options purchased (futures style)	Interest	Net realized gain (loss) on options purchased (futures style)	(67)	Net unrealized appreciation (depreciation) on options purchased (futures style)	— [2]
Options written (futures style)	Interest	Net realized gain (loss) on options written	41	Net unrealized appreciation (depreciation) on options written	4
Futures	Interest	Net realized gain (loss) on futures contracts	469	Net unrealized appreciation (depreciation) on futures contracts	224
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	(3,684)	Net unrealized appreciation (depreciation) on forward currency contracts	130
Swap	Interest	Net realized gain (loss) on swap contracts	(136)	Net unrealized appreciation (depreciation) on swap contracts	388
Swap	Credit	Net realized gain (loss) on swap contracts	(33)	Net unrealized appreciation (depreciation) on swap contracts	1
			$(3,410)		$739
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	332

The Bond Fund of America
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,242	Unrealized depreciation[1]	$9,824
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	386	Unrealized depreciation on open forward currency contracts	420
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	8,064	Unrealized depreciation[1]	3,263
Swap (bilateral)	Interest	Bilateral swaps, at value	2,015	Bilateral swaps, at value	3,943
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	182
			$11,707		$17,632

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain (loss) on futures contracts	$21,847	Net unrealized appreciation (depreciation) on futures contracts	$21,668
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	(9,144)	Net unrealized appreciation (depreciation) on forward currency contracts	(1,861)
Swap	Interest	Net realized gain (loss) on swap contracts	5,030	Net unrealized appreciation (depreciation) on swap contracts	9,452
Swap	Credit	Net realized gain (loss) on swap contracts	(4,887)	Net unrealized appreciation (depreciation) on swap contracts	(196)
			$12,846		$29,063
Capital World Bond Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased (equity style)	Currency	Investment securities	$16	Investment securities	$—
Options purchased (futures style)	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	— [2]
Options written (futures style)	Interest	Unrealized appreciation[1]	28	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	1,615	Unrealized depreciation[1]	1,631
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	2,812	Unrealized depreciation on open forward currency contracts	1,842
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	1,403	Unrealized depreciation[1]	1,055
Swap (bilateral)	Interest	Bilateral swaps, at value	136	Bilateral swaps, at value	2,695
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	24	Unrealized depreciation[1]	201
			$6,034		$7,424

Refer to the end of the table(s) for footnote(s).

333	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased (equity style)	Interest	Net realized gain (loss) on investments	$(46)	Net unrealized appreciation (depreciation) on investments	$1
Options purchased (equity style)	Currency	Net realized gain (loss) on investments	159	Net unrealized appreciation (depreciation) on investments	(48)
Options written (equity style)	Currency	Net realized gain (loss) on options written	58	Net unrealized appreciation (depreciation) on options written	60
Options purchased (futures style)	Interest	Net realized gain (loss) on options purchased (futures style)	(586)	Net unrealized appreciation (depreciation) on options purchased (futures style)	— [2]
Options written (futures style)	Interest	Net realized gain (loss) on options written	365	Net unrealized appreciation (depreciation) on options written	28
Futures	Interest	Net realized gain (loss) on futures contracts	7,420	Net unrealized appreciation (depreciation) on futures contracts	1,912
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	(2,268)	Net unrealized appreciation (depreciation) on forward currency contracts	1,027
Swap	Interest	Net realized gain (loss) on swap contracts	(387)	Net unrealized appreciation (depreciation) on swap contracts	3,786
Swap	Credit	Net realized gain (loss) on swap contracts	(441)	Net unrealized appreciation (depreciation) on swap contracts	(64)
			$4,274		$6,702
American High-Income Trust
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$15	Unrealized depreciation[1]	$29
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	163
			$15		$192

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain (loss) on futures contracts	$293	Net unrealized appreciation (depreciation) on futures contracts	$62
Swap	Credit	Net realized gain (loss) on swap contracts	(917)	Net unrealized appreciation (depreciation) on swap contracts	(207)
			$(624)		$(145)
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	334

American Funds Mortgage Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$18	Unrealized depreciation[1]	$150
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	127	Unrealized depreciation[1]	1
			$145		$151

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased (equity style)	Interest	Net realized gain (loss) on investments	$(31)	Net unrealized appreciation (depreciation) on investments	$—
Options written (equity style)	Interest	Net realized gain (loss) on options written	1	Net unrealized appreciation (depreciation) on options written	—
Futures	Interest	Net realized gain (loss) on futures contracts	1,057	Net unrealized appreciation (depreciation) on futures contracts	209
Swap	Interest	Net realized gain (loss) on swap contracts	27	Net unrealized appreciation (depreciation) on swap contracts	(15)
			$1,054		$194
U.S. Government Securities Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased (equity style)	Interest	Investment securities	$242	Investment securities	$—
Options written (equity style)	Interest	Options written, at value	—	Options written, at value	81
Futures	Interest	Unrealized appreciation[1]	1,077	Unrealized depreciation[1]	2,291
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	14,953	Unrealized depreciation[1]	3,022
			$16,272		$5,394

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased (equity style)	Interest	Net realized gain (loss) on investments	$(1,087)	Net unrealized appreciation (depreciation) on investments	$36
Options written (equity style)	Interest	Net realized gain (loss) on options written	27	Net unrealized appreciation (depreciation) on options written	21
Futures	Interest	Net realized gain (loss) on futures contracts	18,297	Net unrealized appreciation (depreciation) on futures contracts	5,703
Swap	Interest	Net realized gain (loss) on swap contracts	4,094	Net unrealized appreciation (depreciation) on swap contracts	(1,861)
			$21,331		$3,899
Refer to the end of the table(s) for footnote(s).

335	American Funds Insurance Series

Managed Risk Growth Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased (equity style)	Equity	Investment securities from unaffiliated issuers[3]	$1,328	Investment securities from unaffiliated issuers[3]	$ —
Futures	Equity	Unrealized appreciation[1]	8	Unrealized appreciation[1]	—
			$1,336		$ —

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased (equity style)	Equity	Net realized gain (loss) on investments in unaffiliated issuers	$ (4,185)	Net unrealized appreciation (depreciation) on investments in unaffiliated issuers	$ (2,333)
Futures	Currency	Net realized gain (loss) on futures contracts	(357)	Net unrealized appreciation (depreciation) on futures contracts	(4)
Futures	Equity	Net realized gain (loss) on futures contracts	(13,013)	Net unrealized appreciation (depreciation) on futures contracts	(455)
Futures	Interest	Net realized gain (loss) on futures contracts	8	Net unrealized appreciation (depreciation) on futures contracts	4
			$ (17,547)		$ (2,788)
Managed Risk International Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased (equity style)	Equity	Investment securities from unaffiliated issuers[3]	$267	Investment securities from unaffiliated issuers[3]	$ —
Futures	Equity	Unrealized appreciation[1]	13	Unrealized depreciation[1]	—
			$280		$ —

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased (equity style)	Equity	Net realized gain (loss) on investments in unaffiliated issuers	$ (997)	Net unrealized appreciation (depreciation) on investments in unaffiliated issuers	$ (422)
Futures	Equity	Net realized gain (loss) on futures contracts	(6,096)	Net unrealized appreciation (depreciation) on futures contracts	(91)
Futures	Interest	Net realized gain (loss) on futures contracts	6	Net unrealized appreciation (depreciation) on futures contracts	3
			$ (7,087)		$ (510)
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	336

Managed Risk Washington Mutual Investors Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased (equity style)	Equity	Investment securities from unaffiliated issuers[3]	$647	Investment securities from unaffiliated issuers[3]	$ —
Futures	Equity	Unrealized appreciation[1]	1	Unrealized depreciation[1]	—
			$648		$ —

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased (equity style)	Equity	Net realized gain (loss) on investments in unaffiliated issuers	$ (2,786)	Net unrealized appreciation (depreciation) on investments in unaffiliated issuers	$ (1,184)
Futures	Currency	Net realized gain (loss) on futures contracts	(185)	Net unrealized appreciation (depreciation) on futures contracts	—
Futures	Equity	Net realized gain (loss) on futures contracts	(8,674)	Net unrealized appreciation (depreciation) on futures contracts	67
Futures	Interest	Net realized gain (loss) on futures contracts	14	Net unrealized appreciation (depreciation) on futures contracts	8
			$ (11,631)		$ (1,109)
Managed Risk Growth-Income Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased (equity style)	Equity	Investment securities from unaffiliated issuers[3]	$7,071	Investment securities from unaffiliated issuers[3]	$ —
Futures	Equity	Unrealized appreciation[1]	46	Unrealized depreciation[1]	—
			$7,117		$ —

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased (equity style)	Equity	Net realized gain (loss) on investments in unaffiliated issuers	$ (28,619)	Net unrealized appreciation (depreciation) on investments in unaffiliated issuers	$ (13,505)
Futures	Currency	Net realized gain (loss) on futures contracts	(1,347)	Net unrealized appreciation (depreciation) on futures contracts	—
Futures	Equity	Net realized gain (loss) on futures contracts	(35,731)	Net unrealized appreciation (depreciation) on futures contracts	1,038
Futures	Interest	Net realized gain (loss) on futures contracts	45	Net unrealized appreciation (depreciation) on futures contracts	25
			$ (65,652)		$ (12,442)
Refer to the end of the table(s) for footnote(s).

337	American Funds Insurance Series

Managed Risk Asset Allocation Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased (equity style)	Equity	Investment securities from unaffiliated issuers[3]	$1,217	Investment securities from unaffiliated issuers[3]	$ —
Futures	Equity	Unrealized appreciation[1]	8	Unrealized depreciation[1]	—
			$1,225		$ —

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased (equity style)	Equity	Net realized gain (loss) on investments in unaffiliated issuers	$ (3,827)	Net unrealized appreciation (depreciation) on investments in unaffiliated issuers	$ (1,962)
Futures	Currency	Net realized gain (loss) on futures contracts	(513)	Net unrealized appreciation (depreciation) on futures contracts	—
Futures	Equity	Net realized gain (loss) on futures contracts	(47,392)	Net unrealized appreciation (depreciation) on futures contracts	417
Futures	Interest	Net realized gain (loss) on futures contracts	709	Net unrealized appreciation (depreciation) on futures contracts	314
			$ (51,023)		$ (1,231)
1
Includes cumulative appreciation/depreciation on future style options, futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.
2
Amount less than one thousand.
3
Includes options purchased as reported in each fund’s investment portfolio.

American Funds Insurance Series	338

Collateral — Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of option contracts, futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For options on equity indexes, options on futures, futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For options on foreign currencies, forward currency contracts and bilateral swaps, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as cash collateral pledged in each fund’s statement of assets and liabilities.
Rights of offset — Funds that hold forward currency contracts, options on foreign currencies and bilateral swaps have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.
The following tables present each fund’s forward currency contracts, options on foreign currencies and bilateral swaps by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2025, if close-out netting was exercised (dollars in thousands):
New World Fund
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement			Net amount
		Available to offset	Non-cash collateral*	Cash collateral*
Assets:
Bank of New York Mellon	$22	$ —	$ —	$ —	$22
BNP Paribas	1	—	—	—	1
Citibank	39	(27)	—	—	12
Goldman Sachs	1	(1)	—	—	—
HSBC Bank	1	—	—	—	1
UBS AG	15	—	—	—	15
Total	$79	$ (28)	$ —	$ —	$51
Liabilities:
Bank of America	$22	$ —	$ —	$ —	$22
Citibank	27	(27)	—	—	—
Goldman Sachs	1	(1)	—	—	—
JPMorgan Chase	27	—	—	—	27
Total	$77	$ (28)	$ —	$ —	$49
Refer to the end of the table(s) for footnote(s).

339	American Funds Insurance Series

American Funds Global Balanced Fund
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement			Net amount
		Available to offset	Non-cash collateral*	Cash collateral*
Assets:
Bank of America	$8	$ (8)	$ —	$ —	$ —
Barclays Bank PLC	27	(27)	—	—	—
BNP Paribas	— †	— †	—	—	—
Citibank	79	(79)	—	—	—
Goldman Sachs	116	(67)	—	—	49
HSBC Bank	29	(12)	—	—	17
JPMorgan Chase	2	(2)	—	—	—
Morgan Stanley	4	(4)	—	—	—
UBS AG	2	(2)	—	—	—
Total	$267	$ (201)	$ —	$ —	$66
Liabilities:
Bank of America	$26	$ (8)	$ (18)	$ —	$ —
Barclays Bank PLC	38	(27)	—	—	11
BNP Paribas	8	— †	—	—	8
Citibank	109	(79)	—	—	30
Goldman Sachs	67	(67)	—	—	—
HSBC Bank	12	(12)	—	—	—
JPMorgan Chase	19	(2)	—	—	17
Morgan Stanley	46	(4)	—	—	42
Standard Chartered Bank	3	—	—	—	3
UBS AG	5	(2)	—	—	3
Total	$333	$ (201)	$ (18)	$ —	$114
The Bond Fund of America
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement			Net amount
		Available to offset	Non-cash collateral*	Cash collateral*
Assets:
Bank of America	$490	$ (242)	$ (248)	$ —	$ —
Barclays Bank PLC	578	(578)	—	—	—
Goldman Sachs	1,285	(1,203)	—	—	82
HSBC Bank	48	—	—	—	48
Total	$2,401	$ (2,023)	$ (248)	$ —	$130
Liabilities:
Bank of America	$242	$ (242)	$ —	$ —	$ —
Barclays Bank PLC	1,146	(578)	(568)	—	—
BNP Paribas	1,352	—	(1,353)	—	—
Citibank	255	—	(254)	—	—
Goldman Sachs	1,203	(1,203)	—	—	—
Morgan Stanley	165	—	—	—	165
Total	$4,363	$ (2,023)	$ (2,175)	$ —	$165
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	340

Capital World Bond Fund
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement			Net amount
		Available to offset	Non-cash collateral*	Cash collateral*
Assets:
Bank of America	$147	$ (147)	$ —	$ —	$ —
Bank of New York Mellon	34	—	—	—	34
Barclays Bank PLC	450	(450)	—	—	—
BNP Paribas	19	(19)	—	—	—
Citibank	608	(608)	—	—	—
Goldman Sachs	381	(381)	—	—	—
HSBC Bank	188	(102)	—	(86)	—
JPMorgan Chase	44	(24)	—	—	20
Morgan Stanley	19	(19)	—	—	—
Standard Chartered Bank	1,035	(59)	(330)	(290)	356
UBS AG	23	(16)	—	—	7
Total	$2,948	$ (1,825)	$ (330)	$ (376)	$417
Liabilities:
Bank of America	$1,107	$ (147)	$ (948)	$ —	$12
Barclays Bank PLC	627	(450)	(177)	—	—
BNP Paribas	65	(19)	—	—	46
Citibank	897	(608)	—	—	289
Goldman Sachs	1,448	(381)	(1,017)	—	50
HSBC Bank	102	(102)	—	—	—
JPMorgan Chase	24	(24)	—	—	—
Morgan Stanley	257	(19)	(238)	—	—
Standard Chartered Bank	59	(59)	—	—	—
UBS AG	16	(16)	—	—	—
Total	$4,602	$ (1,825)	$ (2,380)	$ —	$397
*
Collateral is shown on a settlement basis.
†
Amount less than one thousand.

341	American Funds Insurance Series

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.
As of and during the year ended December 31, 2025, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.
Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.
Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds may file for additional reclaims related to prior years ("EU reclaims"). These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2025, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):
Fund	Reclaims	Fees	Interest
Global Growth Fund	$587	$51	$597
Global Small Capitalization Fund	45	1	1
International Fund	2,072	111	887
New World Fund	231	24	11
Capital Income Builder	18	—	— *
International Growth and Income Fund	430	5	107
*
Amount less than one thousand.
The reclaims and interest are included in dividend income and interest income, respectively, in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The funds generally record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

American Funds Insurance Series	342

Additional tax basis disclosures for each fund as of December 31, 2025, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Undistributed ordinary income	$58,118	$52,615	$328,671	$164,687	$41,259	$40,991
Undistributed long-term capital gains	1,202,418	330,342	4,562,299	532,733	281,284	1,064,187
Capital loss carryforward utilized	—	—	—	206,867	—	—
Gross unrealized appreciation on investments	3,491,592	789,376	32,066,603	2,385,110	1,575,330	4,698,662
Gross unrealized depreciation on investments	(287,030)	(116,954)	(655,627)	(88,696)	(59,715)	(159,517)
Net unrealized appreciation (depreciation) on investments	3,204,562	672,422	31,410,976	2,296,414	1,515,615	4,539,145
Cost of investments	5,937,177	2,386,011	23,343,610	5,201,489	2,553,117	7,417,791
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(1)	—	2	(1)	—

	U.S. Small and Mid Cap Equity Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund
Undistributed ordinary income	$—	$16,020	$702,034	$2,910	$15,728	$217,220
Undistributed long-term capital gains	—	179,378	2,604,901	—	58,769	2,837,208
Capital loss carryforward[1]	(592)	—	—	(4,662)	—	—
Capital loss carryforward utilized	—	—	—	21,009	6,862	—
Gross unrealized appreciation on investments	9,350	910,098	21,146,735	135,582	454,550	8,582,220
Gross unrealized depreciation on investments	(6,040)	(45,447)	(369,429)	(9,951)	(35,422)	(691,994)
Net unrealized appreciation (depreciation) on investments	3,310	864,651	20,777,306	125,631	419,128	7,890,226
Cost of investments	97,455	1,217,797	22,833,203	278,196	1,250,632	19,857,297
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(14)	1	3	(1)	—	(1)

Refer to the end of the table(s) for footnote(s).

343	American Funds Insurance Series

	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund
Undistributed ordinary income	$3,091	$81,931	$10,845	$12,190	$953	$1,944
Undistributed long-term capital gains	25,777	—	—	—	—	—
Capital loss carryforward[1]	—	(1,511,983)	(198,979)	(329,593)	(12,321)	(1)
Capital loss carryforward utilized	—	72,789	1,003	—	1,889	—
Gross unrealized appreciation on investments	94,991	158,694	43,122	64,529	1,677	32
Gross unrealized depreciation on investments	(12,752)	(227,608)	(77,373)	(39,750)	(1,122)	(10)
Net unrealized appreciation (depreciation) on investments	82,239	(68,914)	(34,251)	24,779	555	22
Cost of investments	368,808	11,488,814	1,516,353	1,000,940	132,479	308,476
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	—	—	—	1	—

	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$13,856	$1,773	$1,429	$4,281	$25,464	$23,428
Undistributed long-term capital gains	—	31,113	—	—	284,557	112,392
Capital loss carryforward[1]	(257,785)	—	(21,682)	(1,893)	—	—
Capital loss carryforward utilized	27,799	—	—	20,459	—	—
Gross unrealized appreciation on investments	32,667	132,454	27,401	69,146	317,848	226,986
Gross unrealized depreciation on investments	(47,954)	(48,770)	(20,227)	(24,480)	(67,881)	(39,913)
Net unrealized appreciation (depreciation) on investments	(15,287)	83,684	7,174	44,666	249,967	187,073
Cost of investments	1,936,415	421,427	106,247	270,315	1,838,439	1,289,372
1
Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.
Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):
Global Growth Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$66,139	$455,982	$522,121	$65,173	$99,126	$164,299
Class 1A	749	2,766	3,515	319	536	855
Class 2	53,132	443,236	496,368	57,169	103,301	160,470
Class 4	14,879	130,403	145,282	12,745	23,878	36,623
Total	$134,899	$1,032,387	$1,167,286	$135,406	$226,841	$362,247

American Funds Insurance Series	344

Global Small Capitalization Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$3,919	$19,199	$23,118	$24,044	$21,820	$45,864
Class 1A	20	126	146	120	119	239
Class 2	5,919	39,094	45,013	42,943	43,051	85,994
Class 4	766	7,316	8,082	6,428	7,070	13,498
Total	$10,624	$65,735	$76,359	$73,535	$72,060	$145,595
Growth Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$283,031	$1,543,000	$1,826,031	$121,696	$433,019	$554,715
Class 1A	4,439	26,100	30,539	1,328	7,268	8,596
Class 2	243,730	1,433,339	1,677,069	72,492	433,759	506,251
Class 3	3,240	18,878	22,118	1,123	5,725	6,848
Class 4	69,855	421,011	490,866	9,370	97,988	107,358
Total	$604,295	$3,442,328	$4,046,623	$206,009	$977,759	$1,183,768
International Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$49,061	$—	$49,061	$46,267	$—	$46,267
Class 1A	205	—	205	157	—	157
Class 2	44,060	—	44,060	40,220	—	40,220
Class 3	210	—	210	191	—	191
Class 4	6,153	—	6,153	4,485	—	4,485
Total	$99,689	$—	$99,689	$91,320	$—	$91,320
New World Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$32,320	$71,532	$103,852	$29,713	$8,227	$37,940
Class 1A	369	453	822	167	49	216
Class 2	11,967	31,619	43,586	11,293	3,828	15,121
Class 4	11,031	33,694	44,725	9,604	3,785	13,389
Total	$55,687	$137,298	$192,985	$50,777	$15,889	$66,666

345	American Funds Insurance Series

Washington Mutual Investors Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$131,443	$397,175	$528,618	$111,395	$50,394	$161,789
Class 1A	661	2,103	2,764	426	202	628
Class 2	57,467	193,815	251,282	46,990	24,567	71,557
Class 4	36,815	127,802	164,617	23,694	12,608	36,302
Total	$226,386	$720,895	$947,281	$182,505	$87,771	$270,276
U.S. Small and Mid Cap Equity Fund
	Year ended December 31, 2025			For the period November 15, 2024[2] to December 31, 2024
Share class	Ordinary income	Long-term capital gains		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$364	$— [3]	$364	$— [3]	$—	$— [3]
Class 1A	— [3]	— [3]	— [3]	— [3]	—	— [3]
Class 2	— [3]	— [3]	— [3]	— [3]	—	— [3]
Class 4	33	— [3]	33	13	—	13
Total	$397	$—	$397	$13	$—	$13
Capital World Growth and Income Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$9,542	$21,740	$31,282	$11,350	$—	$11,350
Class 1A	157	363	520	144	—	144
Class 2	14,202	37,773	51,975	17,039	—	17,039
Class 4	4,099	11,256	15,355	3,943	—	3,943
Total	$28,000	$71,132	$99,132	$32,476	$—	$32,476
Growth-Income Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$512,210	$3,878,399	$4,390,609	$338,365	$1,023,186	$1,361,551
Class 1A	901	7,252	8,153	495	1,702	2,197
Class 2	257,694	2,211,126	2,468,820	163,135	597,677	760,812
Class 3	2,899	23,742	26,641	1,879	6,513	8,392
Class 4	50,309	470,380	520,689	26,050	105,495	131,545
Total	$824,013	$6,590,899	$7,414,912	$529,924	$1,734,573	$2,264,497
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	346

International Growth and Income Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$835	$—	$835	$461	$—	$461
Class 1A	211	—	211	156	—	156
Class 2	4,052	—	4,052	3,897	—	3,897
Class 4	4,102	—	4,102	3,584	—	3,584
Total	$9,200	$—	$9,200	$8,098	$—	$8,098
Capital Income Builder
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$25,206	$—	$25,206	$25,390	$—	$25,390
Class 1A	416	—	416	397	—	397
Class 2	618	—	618	575	—	575
Class 4	19,776	—	19,776	19,314	—	19,314
Total	$46,016	$—	$46,016	$45,676	$—	$45,676
Asset Allocation Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$438,651	$1,019,238	$1,457,889	$374,078	$678,739	$1,052,817
Class 1A	1,307	2,795	4,102	848	1,422	2,270
Class 2	111,878	280,960	392,838	92,429	187,595	280,024
Class 3	884	2,081	2,965	693	1,326	2,019
Class 4	166,513	445,526	612,039	127,247	278,890	406,137
Total	$719,233	$1,750,600	$2,469,833	$595,295	$1,147,972	$1,743,267
American Funds Global Balanced Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$1,498	$3,585	$5,083	$1,963	$—	$1,963
Class 1A	60	152	212	64	—	64
Class 2	1,941	5,617	7,558	2,714	—	2,714
Class 4	2,293	6,279	8,572	2,307	—	2,307
Total	$5,792	$15,633	$21,425	$7,048	$—	$7,048
Refer to the end of the table(s) for footnote(s).

347	American Funds Insurance Series

The Bond Fund of America
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$302,949	$—	$302,949	$305,561	$—	$305,561
Class 1A	12,103	—	12,103	8,909	—	8,909
Class 2	115,204	—	115,204	115,243	—	115,243
Class 4	56,394	—	56,394	45,913	—	45,913
Total	$486,650	$—	$486,650	$475,626	$—	$475,626
Capital World Bond Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$19,172	$—	$19,172	$15,387	$—	$15,387
Class 1A	837	—	837	983	—	983
Class 2	22,086	—	22,086	16,410	—	16,410
Class 4	2,211	—	2,211	1,135	—	1,135
Total	$44,306	$—	$44,306	$33,915	$—	$33,915
American High-Income Trust
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$16,430	$—	$16,430	$15,191	$—	$15,191
Class 1A	438	—	438	199	—	199
Class 2	34,271	—	34,271	35,147	—	35,147
Class 3	495	—	495	529	—	529
Class 4	12,704	—	12,704	8,336	—	8,336
Total	$64,338	$—	$64,338	$59,402	$—	$59,402
American Funds Mortgage Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$803	$—	$803	$804	$—	$804
Class 1A	136	—	136	121	—	121
Class 2	1,703	—	1,703	1,928	—	1,928
Class 4	2,473	—	2,473	2,148	—	2,148
Total	$5,115	$—	$5,115	$5,001	$—	$5,001
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	348

Ultra-Short Bond Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$1,510	$—	$1,510	$1,996	$—	$1,996
Class 1A	5	—	5	6	—	6
Class 2	9,131	—	9,131	12,857	—	12,857
Class 3	156	—	156	205	—	205
Class 4	2,138	—	2,138	2,569	—	2,569
Total	$12,940	$—	$12,940	$17,633	$—	$17,633
U.S. Government Securities Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$11,629	$—	$11,629	$11,248	$—	$11,248
Class 1A	12,377	—	12,377	11,344	—	11,344
Class 2	44,749	—	44,749	42,551	—	42,551
Class 3	212	—	212	204	—	204
Class 4	10,129	—	10,129	7,920	—	7,920
Total	$79,096	$—	$79,096	$73,267	$—	$73,267
Managed Risk Growth Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$248	$558	$806	$93	$—	$93
Class P2	6,657	21,164	27,821	2,326	—	2,326
Total	$6,905	$21,722	$28,627	$2,419	$—	$2,419
Managed Risk International Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$30	$—	$30	$29	$—	$29
Class P2	1,450	—	1,450	1,532	—	1,532
Total	$1,480	$—	$1,480	$1,561	$—	$1,561
Managed Risk Washington Mutual Investors Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$58	$—	$58	$53	$—	$53
Class P2	5,902	—	5,902	5,422	—	5,422
Total	$5,960	$—	$5,960	$5,475	$—	$5,475
Refer to the end of the table(s) for footnote(s).

349	American Funds Insurance Series

Managed Risk Growth-Income Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$42,231	$70,237	$112,468	$33,022	$25,142	$58,164
Class P2	5,433	10,214	15,647	4,085	3,659	7,744
Total	$47,664	$80,451	$128,115	$37,107	$28,801	$65,908
Managed Risk Asset Allocation Fund
	Year ended December 31, 2025			Year ended December 31, 2024
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$348	$722	$1,070	$226	$138	$364
Class P2	46,064	121,132	167,196	39,976	28,786	68,762
Total	$46,412	$121,854	$168,266	$40,202	$28,924	$69,126
2
Commencement of operations.
3
Amount less than one thousand.
7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of Capital Client Group, Inc. (“CCG”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, CCG and AFS are considered related parties to the series.
Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds, which are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.
Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for some of the funds. For the year ended December 31, 2025, total investment advisory services fees waived by CRMC were $53,879,000. CRMC does not intend to recoup these waivers. Investment advisory fees in each fund’s statement of operations are presented gross of any waivers from CRMC.

American Funds Insurance Series	350

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers, if applicable, are as follows:
Fund	Rates		Net asset level (in billions)		For the year ended December 31, 2025, before waiver	For the year ended December 31, 2025, after waiver
	Beginning with	Ending with	Up to	In excess of
Global Growth Fund	.475%	.435%	$15.0	$15.0	.475%	.372%
Global Small Capitalization Fund	.647	.615	15.0	15.0	.647	.600
Growth Fund	.500	.275	.6	44.0	.302	.302
International Fund	.478	.430	15.0	21.0	.478	.478
New World Fund	.577	.510	15.0	15.0	.577	.507
Washington Mutual Investors Fund	.374	.350	15.0	15.0	.374	.227
U.S. Small and Mid Cap Equity Fund	.450		all		.450	.450
Capital World Growth and Income Fund	.475	.435	15.0	15.0	.475	.375
Growth-Income Fund	.500	.217	.6	44.0	.249	.249
International Growth and Income Fund	.478	.450	15.0	15.0	.478	.478
Capital Income Builder	.357	.330	15.0	15.0	.357	.227
Asset Allocation Fund	.500	.236	.6	34.0	.264	.264
American Funds Global Balanced Fund	.446	.420	15.0	15.0	.446	.429
The Bond Fund of America	.352	.320	15.0	15.0	.352	.202
Capital World Bond Fund	.431	.360	15.0	15.0	.431	.431
American High-Income Trust	.404	.386	15.0	15.0	.404	.284
American Funds Mortgage Fund	.295	.280	15.0	15.0	.295	.222
Ultra-Short Bond Fund	.257	.242	15.0	15.0	.257	.257
U.S. Government Securities Fund	.295	.280	15.0	15.0	.295	.218
Managed Risk Growth Fund*	.100		all		.150	.100
Managed Risk International Fund*	.100		all		.150	.100
Managed Risk Washington Mutual Investors Fund*	.100		all		.150	.100
Managed Risk Growth-Income Fund*	.100		all		.150	.100
Managed Risk Asset Allocation Fund*	.100		all		.150	.100
*
For a portion of the period CRMC waived a portion of the investment advisory and services fee, such that the fee was reduced from 0.150% to 0.100%.
Effective May 1, 2025, the series’ board of trustees approved a revised investment advisory and services agreement for the Managed Risk Funds, removing the 0.050% fee waiver and concurrently reducing the fee for each share class from 0.150% to 0.100%.
Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:
Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.
Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50
Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

351	American Funds Insurance Series

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. Under this agreement, the managed risk funds also pays sub-transfer agency fees to AFS. These fees are paid by AFS to third parties for performing transfer agent services on behalf of fund shareholders.
Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.
Accounting and administrative services — The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon“) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.
Class-specific expenses under the agreements described above were as follows (dollars in thousands):
Global Growth Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,131
Class 1A	$—	$83	10
Class 2	8,963	Not applicable	1,076
Class 4	2,668	2,668	320
Total class-specific expenses	$11,631	$2,751	$2,537
Global Small Capitalization Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$257
Class 1A	$—	$15	2
Class 2	4,317	Not applicable	518
Class 4	888	887	106
Total class-specific expenses	$5,205	$902	$883

Growth Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$6,865
Class 1A	$—	$1,029	123
Class 2	51,724	Not applicable	6,207
Class 3	507	Not applicable	85
Class 4	15,164	15,164	1,820
Total class-specific expenses	$67,395	$16,193	$15,100
International Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$967
Class 1A	$—	$35	4
Class 2	8,442	Not applicable	1,013
Class 3	28	Not applicable	5
Class 4	1,256	1,256	151
Total class-specific expenses	$9,726	$1,291	$2,140

New World Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$581
Class 1A	$—	$44	5
Class 2	2,096	Not applicable	252
Class 4	2,211	2,211	265
Total class-specific expenses	$4,307	$2,255	$1,103
Washington Mutual Investors Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,913
Class 1A	$—	$84	10
Class 2	7,644	Not applicable	917
Class 4	5,082	5,082	610
Total class-specific expenses	$12,726	$5,166	$3,450

American Funds Insurance Series	352

U.S. Small and Mid Cap Equity Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$10
Class 1A	$—	$— *	— *
Class 2	— *	Not applicable	— *
Class 4	9	8	5
Total class-specific expenses	$9	$8	$15
Capital World Growth and Income Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$182
Class 1A	$—	$26	3
Class 2	2,607	Not applicable	313
Class 4	776	775	93
Total class-specific expenses	$3,383	$801	$591

Growth-Income Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$7,452
Class 1A	$—	$119	14
Class 2	34,840	Not applicable	4,181
Class 3	279	Not applicable	47
Class 4	7,386	7,386	886
Total class-specific expenses	$42,505	$7,505	$12,580
International Growth and Income Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$8
Class 1A	$—	$19	2
Class 2	404	Not applicable	49
Class 4	456	456	55
Total class-specific expenses	$860	$475	$114

Capital Income Builder
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$234
Class 1A	$—	$34	4
Class 2	51	Not applicable	6
Class 4	1,785	1,786	214
Total class-specific expenses	$1,836	$1,820	$458
Asset Allocation Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4,789
Class 1A	$—	$119	14
Class 2	10,837	Not applicable	1,301
Class 3	60	Not applicable	10
Class 4	17,184	17,184	2,062
Total class-specific expenses	$28,081	$17,303	$8,176

American Funds Global Balanced Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$29
Class 1A	$—	$10	1
Class 2	371	Not applicable	45
Class 4	428	428	51
Total class-specific expenses	$799	$438	$126
Refer to the end of the table(s) for footnote(s).
The Bond Fund of America
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2,070
Class 1A	$—	$643	77
Class 2	6,831	Not applicable	820
Class 4	3,246	3,247	390
Total class-specific expenses	$10,077	$3,890	$3,357

353	American Funds Insurance Series

Capital World Bond Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$182
Class 1A	$—	$81	10
Class 2	1,893	Not applicable	227
Class 4	176	176	21
Total class-specific expenses	$2,069	$257	$440
American High-Income Trust
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$73
Class 1A	$—	$11	1
Class 2	1,338	Not applicable	161
Class 3	15	Not applicable	2
Class 4	497	497	60
Total class-specific expenses	$1,850	$508	$297

American Funds Mortgage Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$5
Class 1A	$—	$8	1
Class 2	104	Not applicable	13
Class 4	140	140	17
Total class-specific expenses	$244	$148	$36
Ultra-Short Bond Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$11
Class 1A	$—	$— *	— *
Class 2	569	Not applicable	68
Class 3	7	Not applicable	1
Class 4	156	156	19
Total class-specific expenses	$732	$156	$99

U.S. Government Securities Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$79
Class 1A	$—	$724	87
Class 2	2,619	Not applicable	314
Class 3	9	Not applicable	1
Class 4	588	588	71
Total class-specific expenses	$3,216	$1,312	$552
Managed Risk Growth Fund
Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$34
Class P2	$1,243	1,243
Total class-specific expenses	$1,243	$1,277

Managed Risk International Fund
Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$5
Class P2	$280	280
Total class-specific expenses	$280	$285
Refer to the end of the table(s) for footnote(s).
Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$6
Class P2	$786	786
Total class-specific expenses	$786	$792

American Funds Insurance Series	354

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4,624
Class P2	$662	662
Total class-specific expenses	$662	$5,286
Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$30
Class P2	$4,685	4,685
Total class-specific expenses	$4,685	$4,715
*
Amount less than one thousand.
Miscellaneous fee reimbursements — CRMC reimbursed a portion of miscellaneous fees and expenses for U.S. Small and Mid Cap Equity Fund and Managed Risk International Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2025, total fees and expenses reimbursed by CRMC were $77,000. CRMC does not intend to recoup these reimbursements. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.
Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):
Fund	Current fees	Increase (decrease) in value of deferred amounts	Total trustees’ compensation
Global Growth Fund	$21	$21	$42
Global Small Capitalization Fund	8	7	15
Growth Fund	125	124	249
International Fund	18	17	35
New World Fund	9	9	18
Washington Mutual Investors Fund	29	28	57
U.S. Small and Mid Cap Equity Fund	— *	— *	— *
Capital World Growth and Income Fund	5	5	10
Growth-Income Fund	106	101	207
International Growth and Income Fund	1	1	2
Capital Income Builder	4	4	8
Asset Allocation Fund	69	65	134
American Funds Global Balanced Fund	1	1	2
The Bond Fund of America	28	26	54
Capital World Bond Fund	4	3	7
American High-Income Trust	2	2	4
American Funds Mortgage Fund	— *	— *	— *
Ultra-Short Bond Fund	1	1	2
U.S. Government Securities Fund	5	4	9
Managed Risk Growth Fund	2	1	3
Managed Risk International Fund	1	— *	1
Managed Risk Washington Mutual Investors Fund	1	1	2
Managed Risk Growth-Income Fund	5	5	10
Managed Risk Asset Allocation Fund	5	4	9
*
Amount less than one thousand.
Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, CCG and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

355	American Funds Insurance Series

Investments in CCBF and CCF — Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both  managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.
Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.
The following table presents purchase and sale transactions between each fund and related funds, and net realized gain or loss from such sales, if any, as of December 31, 2025 (dollars in thousands):
Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$147,747	$67,664	$22,487
Global Small Capitalization Fund	27,498	11,204	1,978
Growth Fund	350,283	350,719	70,559
International Fund	110,941	87,605	3,851
New World Fund	24,060	50,564	13,902
Washington Mutual Investors Fund	131,489	156,251	20,344
Capital World Growth and Income Fund	32,218	38,497	8,339
Growth-Income Fund	506,006	592,940	172,397
International Growth and Income Fund	2,294	4,747	363
Capital Income Builder	23,371	19,211	4,803
Asset Allocation Fund	250,712	107,065	54,741
American Funds Global Balanced Fund	3,867	4,371	1,147
Interfund lending — Pursuant to an exemptive order issued by the SEC, each fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. Each fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2025.
8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.
9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2025.

American Funds Insurance Series	356

10. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):
Global Growth Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$304,055	8,321	$522,119	15,107	$(541,519)	(14,564)	$284,655	8,864
Class 1A	42,972	1,157	3,516	101	(3,744)	(102)	42,744	1,156
Class 2	35,075	964	496,369	14,649	(528,583)	(14,441)	2,861	1,172
Class 4	180,514	5,009	145,282	4,354	(101,231)	(2,811)	224,565	6,552
Total net increase (decrease)	$562,616	15,451	$1,167,286	34,211	$(1,175,077)	(31,918)	$554,825	17,744
Year ended December 31, 2024
Class 1	$182,743	4,922	$164,299	4,426	$(478,156)	(12,907)	$(131,114)	(3,559)
Class 1A	3,593	97	855	23	(3,164)	(85)	1,284	35
Class 2	64,877	1,789	160,470	4,397	(544,385)	(14,948)	(319,038)	(8,762)
Class 4	187,863	5,186	36,623	1,016	(80,774)	(2,235)	143,712	3,967
Total net increase (decrease)	$439,076	11,994	$362,247	9,862	$(1,106,479)	(30,175)	$(305,156)	(8,319)
Global Small Capitalization Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$66,285	3,641	$22,933	1,232	$(343,352)	(18,170)	$(254,134)	(13,297)
Class 1A	532	29	146	8	(424)	(23)	254	14
Class 2	30,784	1,809	45,015	2,592	(247,355)	(13,805)	(171,556)	(9,404)
Class 4	91,459	5,277	8,081	469	(44,936)	(2,531)	54,604	3,215
Total net increase (decrease)	$189,060	10,756	$76,175	4,301	$(636,067)	(34,529)	$(370,832)	(19,472)
Year ended December 31, 2024
Class 1	$82,737	4,519	$45,699	2,557	$(168,033)	(9,099)	$(39,597)	(2,023)
Class 1A	766	43	239	14	(637)	(35)	368	22
Class 2	58,585	3,367	85,994	5,139	(246,897)	(14,207)	(102,318)	(5,701)
Class 4	41,322	2,398	13,498	810	(37,390)	(2,159)	17,430	1,049
Total net increase (decrease)	$183,410	10,327	$145,430	8,520	$(452,957)	(25,500)	$(124,117)	(6,653)
Refer to the end of the table(s) for footnote(s).

357	American Funds Insurance Series

Growth Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$2,221,332	17,180	$1,824,411	14,872	$(2,853,744)	(22,053)	$1,191,999	9,999
Class 1A	118,725	930	30,539	252	(115,193)	(884)	34,071	298
Class 2	504,023	3,932	1,677,068	13,892	(3,177,573)	(24,443)	(996,482)	(6,619)
Class 3	1,511	12	22,118	178	(36,889)	(277)	(13,260)	(87)
Class 4	1,221,571	9,782	490,866	4,193	(372,784)	(2,965)	1,339,653	11,010
Total net increase (decrease)	$4,067,162	31,836	$4,045,002	33,387	$(6,556,183)	(50,622)	$1,555,981	14,601
Year ended December 31, 2024
Class 1	$1,283,657	11,196	$554,066	4,995	$(2,581,742)	(22,564)	$(744,019)	(6,373)
Class 1A	43,180	381	8,596	79	(33,697)	(304)	18,079	156
Class 2	414,661	3,673	506,251	4,690	(3,189,792)	(28,372)	(2,268,880)	(20,009)
Class 3	1,071	10	6,848	62	(32,036)	(278)	(24,117)	(206)
Class 4	874,214	7,971	107,359	1,032	(368,353)	(3,358)	613,220	5,645
Total net increase (decrease)	$2,616,783	23,231	$1,183,120	10,858	$(6,205,620)	(54,876)	$(2,405,717)	(20,787)
International Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$123,286	6,300	$49,061	2,250	$(619,084)	(30,505)	$(446,737)	(21,955)
Class 1A	1,909	93	205	10	(1,577)	(80)	537	23
Class 2	158,584	8,280	44,060	2,025	(720,522)	(36,038)	(517,878)	(25,733)
Class 3	143	7	210	10	(1,989)	(100)	(1,636)	(83)
Class 4	72,454	3,758	6,153	287	(59,496)	(3,027)	19,111	1,018
Total net increase (decrease)	$356,376	18,438	$99,689	4,582	$(1,402,668)	(69,750)	$(946,603)	(46,730)
Year ended December 31, 2024
Class 1	$103,818	5,617	$46,267	2,445	$(505,047)	(27,104)	$(354,962)	(19,042)
Class 1A	2,421	132	158	9	(2,072)	(114)	507	27
Class 2	294,279	16,201	40,220	2,136	(554,239)	(30,168)	(219,740)	(11,831)
Class 3	2	— [2]	191	10	(2,572)	(137)	(2,379)	(127)
Class 4	64,019	3,511	4,485	242	(49,713)	(2,726)	18,791	1,027
Total net increase (decrease)	$464,539	25,461	$91,321	4,842	$(1,113,643)	(60,249)	$(557,783)	(29,946)
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	358

New World Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$158,509	5,359	$103,852	3,572	$(340,861)	(11,604)	$(78,500)	(2,673)
Class 1A	18,473	602	822	28	(2,946)	(103)	16,349	527
Class 2	114,042	3,791	43,585	1,527	(173,334)	(5,988)	(15,707)	(670)
Class 4	92,171	3,197	44,726	1,588	(148,239)	(5,158)	(11,342)	(373)
Total net increase (decrease)	$383,195	12,949	$192,985	6,715	$(665,380)	(22,853)	$(89,200)	(3,189)
Year ended December 31, 2024
Class 1	$211,139	7,770	$37,940	1,389	$(310,526)	(11,467)	$(61,447)	(2,308)
Class 1A	2,546	92	216	8	(1,406)	(52)	1,356	48
Class 2	97,709	3,717	15,121	562	(163,082)	(6,131)	(50,252)	(1,852)
Class 4	79,272	3,006	13,389	502	(106,780)	(4,055)	(14,119)	(547)
Total net increase (decrease)	$390,666	14,585	$66,666	2,461	$(581,794)	(21,705)	$(124,462)	(4,659)
Washington Mutual Investors Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$140,928	8,311	$526,965	31,376	$(1,006,677)	(57,564)	$(338,784)	(17,877)
Class 1A	6,301	363	2,764	166	(2,905)	(165)	6,160	364
Class 2	90,385	5,278	251,281	15,319	(430,673)	(25,241)	(89,007)	(4,644)
Class 4	377,965	22,441	164,617	10,176	(110,363)	(6,612)	432,219	26,005
Total net increase (decrease)	$615,579	36,393	$945,627	57,037	$(1,550,618)	(89,582)	$10,588	3,848
Year ended December 31, 2024
Class 1	$87,079	5,408	$161,220	9,874	$(948,618)	(58,997)	$(700,319)	(43,715)
Class 1A	4,491	279	628	38	(3,232)	(205)	1,887	112
Class 2	56,060	3,529	71,557	4,484	(477,590)	(30,368)	(349,973)	(22,355)
Class 4	260,219	16,589	36,302	2,301	(99,151)	(6,416)	197,370	12,474
Total net increase (decrease)	$407,849	25,805	$269,707	16,697	$(1,528,591)	(95,986)	$(851,035)	(53,484)
U.S. Small and Mid Cap Equity Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$94,466	8,554	$364	32	$(8,030)	(726)	$86,800	7,860
Class 1A	—	—	— [2]	— [2]	—	—	— [2]	— [2]
Class 2	—	—	— [2]	— [2]	—	—	— [2]	— [2]
Class 4	14,686	1,364	33	3	(19,609)	(1,843)	(4,890)	(476)
Total net increase (decrease)	$109,152	9,918	$397	35	$(27,639)	(2,569)	$81,910	7,384
For the period November 15, 2024[3] to December 31, 2024
Class 1	$10	1	$— [2]	— [2]	$—	—	$10	1
Class 1A	10	1	— [2]	— [2]	—	—	10	1
Class 2	10	1	— [2]	— [2]	—	—	10	1
Class 4	14,970	1,497	13	1	—	—	14,983	1,498
Total net increase (decrease)	$15,000	1,500	$13	1	$—	—	$15,013	1,501
Refer to the end of the table(s) for footnote(s).

359	American Funds Insurance Series

Capital World Growth and Income Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$61,144	3,871	$30,791	1,846	$(173,302)	(10,431)	$(81,367)	(4,714)
Class 1A	1,669	101	519	31	(625)	(37)	1,563	95
Class 2	28,763	1,702	51,975	3,135	(185,399)	(11,041)	(104,661)	(6,204)
Class 4	58,603	3,584	15,355	952	(32,104)	(1,961)	41,854	2,575
Total net increase (decrease)	$150,179	9,258	$98,640	5,964	$(391,430)	(23,470)	$(142,611)	(8,248)
Year ended December 31, 2024
Class 1	$61,832	4,046	$11,187	709	$(124,340)	(8,176)	$(51,321)	(3,421)
Class 1A	1,263	86	144	9	(793)	(51)	614	44
Class 2	14,751	970	17,039	1,085	(177,803)	(11,812)	(146,013)	(9,757)
Class 4	31,604	2,138	3,943	258	(30,478)	(2,080)	5,069	316
Total net increase (decrease)	$109,450	7,240	$32,313	2,061	$(333,414)	(22,119)	$(191,651)	(12,818)
Growth-Income Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$684,973	10,461	$4,387,256	72,937	$(3,619,605)	(54,457)	$1,452,624	28,941
Class 1A	6,675	102	8,152	137	(4,519)	(68)	10,308	171
Class 2	125,378	1,919	2,468,820	42,004	(1,981,266)	(30,316)	612,932	13,607
Class 3	1,554	24	26,641	442	(19,918)	(294)	8,277	172
Class 4	408,921	6,393	520,690	9,074	(327,755)	(5,109)	601,856	10,358
Total net increase (decrease)	$1,227,501	18,899	$7,411,559	124,594	$(5,953,063)	(90,244)	$2,685,997	53,249
Year ended December 31, 2024
Class 1	$332,044	5,020	$1,360,424	21,268	$(3,357,393)	(51,220)	$(1,664,925)	(24,932)
Class 1A	5,383	81	2,198	35	(5,242)	(81)	2,339	35
Class 2	113,447	1,761	760,811	12,154	(2,068,284)	(32,090)	(1,194,026)	(18,175)
Class 3	313	5	8,392	131	(19,777)	(301)	(11,072)	(165)
Class 4	332,452	5,218	131,545	2,144	(199,130)	(3,142)	264,867	4,220
Total net increase (decrease)	$783,639	12,085	$2,263,370	35,732	$(5,649,826)	(86,834)	$(2,602,817)	(39,017)
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	360

International Growth and Income Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$21,760	1,847	$836	64	$(11,542)	(986)	$11,054	925
Class 1A	1,735	146	211	17	(982)	(83)	964	80
Class 2	6,438	538	4,052	319	(32,846)	(2,832)	(22,356)	(1,975)
Class 4	40,773	3,574	4,102	330	(56,151)	(4,650)	(11,276)	(746)
Total net increase (decrease)	$70,706	6,105	$9,201	730	$(101,521)	(8,551)	$(21,614)	(1,716)
Year ended December 31, 2024
Class 1	$3,051	287	$461	43	$(1,958)	(184)	$1,554	146
Class 1A	950	92	156	15	(1,296)	(129)	(190)	(22)
Class 2	5,039	489	3,897	378	(25,957)	(2,509)	(17,021)	(1,642)
Class 4	22,262	2,198	3,583	353	(19,235)	(1,887)	6,610	664
Total net increase (decrease)	$31,302	3,066	$8,097	789	$(48,446)	(4,709)	$(9,047)	(854)
Capital Income Builder
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$85,393	6,373	$25,206	1,809	$(99,423)	(7,387)	$11,176	795
Class 1A	2,260	165	416	30	(1,912)	(141)	764	54
Class 2	2,677	195	618	44	(1,985)	(147)	1,310	92
Class 4	124,148	9,183	19,776	1,420	(100,988)	(7,397)	42,936	3,206
Total net increase (decrease)	$214,478	15,916	$46,016	3,303	$(204,308)	(15,072)	$56,186	4,147
Year ended December 31, 2024
Class 1	$55,004	4,532	$25,389	2,057	$(74,884)	(6,100)	$5,509	489
Class 1A	1,738	141	397	32	(825)	(68)	1,310	105
Class 2	3,421	272	575	47	(1,546)	(126)	2,450	193
Class 4	82,282	6,662	19,315	1,565	(75,684)	(6,165)	25,913	2,062
Total net increase (decrease)	$142,445	11,607	$45,676	3,701	$(152,939)	(12,459)	$35,182	2,849
Refer to the end of the table(s) for footnote(s).

361	American Funds Insurance Series

Asset Allocation Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$294,441	11,354	$1,457,889	56,910	$(2,784,021)	(104,912)	$(1,031,691)	(36,648)
Class 1A	12,382	473	4,101	161	(5,261)	(199)	11,222	435
Class 2	79,938	3,065	392,837	15,618	(657,596)	(25,193)	(184,821)	(6,510)
Class 3	598	23	2,965	116	(2,207)	(84)	1,356	55
Class 4	385,083	14,916	612,040	24,612	(768,899)	(29,799)	228,224	9,729
Total net increase (decrease)	$772,442	29,831	$2,469,832	97,417	$(4,217,984)	(160,187)	$(975,710)	(32,939)
Year ended December 31, 2024
Class 1	$189,766	7,473	$1,052,819	42,339	$(2,193,455)	(86,366)	$(950,870)	(36,554)
Class 1A	9,384	373	2,270	91	(5,272)	(211)	6,382	253
Class 2	63,147	2,538	280,024	11,458	(646,053)	(25,867)	(302,882)	(11,871)
Class 3	546	22	2,019	81	(3,219)	(128)	(654)	(25)
Class 4	595,855	24,315	406,136	16,791	(703,265)	(28,339)	298,726	12,767
Total net increase (decrease)	$858,698	34,721	$1,743,268	70,760	$(3,551,264)	(140,911)	$(949,298)	(35,430)
American Funds Global Balanced Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$6,531	484	$5,082	376	$(20,431)	(1,505)	$(8,818)	(645)
Class 1A	829	60	212	16	(593)	(44)	448	32
Class 2	4,258	313	7,557	564	(29,048)	(2,132)	(17,233)	(1,255)
Class 4	52,129	3,887	8,574	652	(21,417)	(1,605)	39,286	2,934
Total net increase (decrease)	$63,747	4,744	$21,425	1,608	$(71,489)	(5,286)	$13,683	1,066
Year ended December 31, 2024
Class 1	$5,008	386	$1,963	149	$(13,832)	(1,065)	$(6,861)	(530)
Class 1A	1,071	82	64	5	(316)	(25)	819	62
Class 2	5,061	388	2,714	208	(26,779)	(2,070)	(19,004)	(1,474)
Class 4	23,792	1,863	2,307	180	(15,540)	(1,226)	10,559	817
Total net increase (decrease)	$34,932	2,719	$7,048	542	$(56,467)	(4,386)	$(14,487)	(1,125)
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	362

The Bond Fund of America
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$967,884	101,560	$301,425	31,796	$(1,549,531)	(162,304)	$(280,222)	(28,948)
Class 1A	78,228	8,287	12,103	1,287	(20,799)	(2,206)	69,532	7,368
Class 2	95,476	10,155	115,204	12,362	(327,900)	(34,938)	(117,220)	(12,421)
Class 4	277,694	29,681	56,394	6,089	(125,920)	(13,500)	208,168	22,270
Total net increase (decrease)	$1,419,282	149,683	$485,126	51,534	$(2,024,150)	(212,948)	$(119,742)	(11,731)
Year ended December 31, 2024
Class 1	$997,057	104,811	$303,806	32,314	$(1,023,095)	(106,864)	$277,768	30,261
Class 1A	30,267	3,210	8,908	955	(69,212)	(7,414)	(30,037)	(3,249)
Class 2	118,960	12,741	115,243	12,454	(268,162)	(28,438)	(33,959)	(3,243)
Class 4	297,378	31,907	45,913	4,990	(82,229)	(8,801)	261,062	28,096
Total net increase (decrease)	$1,443,662	152,669	$473,870	50,713	$(1,442,698)	(151,517)	$474,834	51,865
Capital World Bond Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$81,146	7,964	$19,172	1,887	$(113,554)	(11,168)	$(13,236)	(1,317)
Class 1A	6,629	658	837	83	(19,119)	(1,921)	(11,653)	(1,180)
Class 2	78,645	7,818	22,086	2,199	(148,416)	(14,851)	(47,685)	(4,834)
Class 4	24,427	2,456	2,211	224	(9,368)	(946)	17,270	1,734
Total net increase (decrease)	$190,847	18,896	$44,306	4,393	$(290,457)	(28,886)	$(55,304)	(5,597)
Year ended December 31, 2024
Class 1	$50,423	5,049	$15,387	1,561	$(110,677)	(11,006)	$(44,867)	(4,396)
Class 1A	39,370	4,030	983	100	(1,586)	(160)	38,767	3,970
Class 2	107,727	10,975	16,410	1,683	(141,037)	(14,229)	(16,900)	(1,571)
Class 4	13,021	1,348	1,135	119	(7,549)	(775)	6,607	692
Total net increase (decrease)	$210,541	21,402	$33,915	3,463	$(260,849)	(26,170)	$(16,393)	(1,305)
Refer to the end of the table(s) for footnote(s).

363	American Funds Insurance Series

American High-Income Trust
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$34,287	3,728	$16,202	1,746	$(29,101)	(3,085)	$21,388	2,389
Class 1A	5,913	617	438	47	(1,640)	(174)	4,711	490
Class 2	34,261	3,735	34,272	3,796	(79,188)	(8,621)	(10,655)	(1,090)
Class 3	292	31	495	53	(1,072)	(113)	(285)	(29)
Class 4	121,429	11,743	12,704	1,244	(57,610)	(5,614)	76,523	7,373
Total net increase (decrease)	$196,182	19,854	$64,111	6,886	$(168,611)	(17,607)	$91,682	9,133
Year ended December 31, 2024
Class 1	$9,340	1,009	$15,096	1,627	$(25,253)	(2,709)	$(817)	(73)
Class 1A	996	107	199	21	(720)	(77)	475	51
Class 2	18,069	1,979	35,146	3,885	(64,581)	(7,119)	(11,366)	(1,255)
Class 3	151	16	529	57	(1,201)	(130)	(521)	(57)
Class 4	93,982	9,271	8,335	821	(55,362)	(5,531)	46,955	4,561
Total net increase (decrease)	$122,538	12,382	$59,305	6,411	$(147,117)	(15,566)	$34,726	3,227
American Funds Mortgage Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$422	45	$803	85	$(161)	(17)	$1,064	113
Class 1A	765	83	136	15	(381)	(41)	520	57
Class 2	2,443	262	1,703	184	(6,870)	(736)	(2,724)	(290)
Class 4	17,888	1,929	2,473	270	(8,887)	(963)	11,474	1,236
Total net increase (decrease)	$21,518	2,319	$5,115	554	$(16,299)	(1,757)	$10,334	1,116
Year ended December 31, 2024
Class 1	$170	18	$804	87	$(279)	(30)	$695	75
Class 1A	976	105	121	13	(195)	(21)	902	97
Class 2	3,228	349	1,928	211	(5,636)	(603)	(480)	(43)
Class 4	18,316	1,981	2,148	239	(14,351)	(1,539)	6,113	681
Total net increase (decrease)	$22,690	2,453	$5,001	550	$(20,461)	(2,193)	$7,230	810
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	364

Ultra-Short Bond Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$12,058	1,051	$1,510	134	$(16,422)	(1,436)	$(2,854)	(251)
Class 1A	—	—	5	— [2]	—	—	5	— [2]
Class 2	56,142	5,069	9,131	838	(94,607)	(8,552)	(29,334)	(2,645)
Class 3	305	27	156	14	(904)	(81)	(443)	(40)
Class 4	54,897	4,953	2,138	195	(54,897)	(4,931)	2,138	217
Total net increase (decrease)	$123,402	11,100	$12,940	1,181	$(166,830)	(15,000)	$(30,488)	(2,719)
Year ended December 31, 2024
Class 1	$16,477	1,429	$1,996	176	$(20,160)	(1,740)	$(1,687)	(135)
Class 1A	—	—	6	1	—	—	6	1
Class 2	57,235	5,128	12,858	1,175	(97,431)	(8,724)	(27,338)	(2,421)
Class 3	370	32	204	19	(841)	(74)	(267)	(23)
Class 4	19,303	1,714	2,569	233	(26,048)	(2,325)	(4,176)	(378)
Total net increase (decrease)	$93,385	8,303	$17,633	1,604	$(144,480)	(12,863)	$(33,462)	(2,956)
U.S. Government Securities Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class 1	$69,757	7,044	$11,280	1,145	$(96,647)	(9,743)	$(15,610)	(1,554)
Class 1A	34,073	3,475	12,377	1,264	(41,345)	(4,222)	5,105	517
Class 2	118,543	12,052	44,750	4,609	(191,505)	(19,527)	(28,212)	(2,866)
Class 3	420	42	212	22	(877)	(88)	(245)	(24)
Class 4	114,384	11,659	10,129	1,045	(86,038)	(8,789)	38,475	3,915
Total net increase (decrease)	$337,177	34,272	$78,748	8,085	$(416,412)	(42,369)	$(487)	(12)
Year ended December 31, 2024
Class 1	$68,973	6,957	$10,757	1,108	$(60,235)	(6,083)	$19,495	1,982
Class 1A	283,124	28,940	11,344	1,174	(6,503)	(659)	287,965	29,455
Class 2	101,793	10,487	42,550	4,440	(132,491)	(13,544)	11,852	1,383
Class 3	881	89	204	21	(1,780)	(181)	(695)	(71)
Class 4	72,367	7,407	7,920	827	(45,157)	(4,667)	35,130	3,567
Total net increase (decrease)	$527,138	53,880	$72,775	7,570	$(246,166)	(25,134)	$353,747	36,316
Managed Risk Growth Fund
	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class P1	$906	67	$806	62	$(2,055)	(151)	$(343)	(22)
Class P2	11,175	851	27,821	2,164	(95,981)	(7,085)	(56,985)	(4,070)
Total net increase (decrease)	$12,081	918	$28,627	2,226	$(98,036)	(7,236)	$(57,328)	(4,092)
Year ended December 31, 2024
Class P1	$974	79	$93	8	$(2,663)	(220)	$(1,596)	(133)
Class P2	10,767	875	2,326	197	(100,353)	(8,347)	(87,260)	(7,275)
Total net increase (decrease)	$11,741	954	$2,419	205	$(103,016)	(8,567)	$(88,856)	(7,408)
Refer to the end of the table(s) for footnote(s).

365	American Funds Insurance Series

Managed Risk International Fund
	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class P1	$128	15	$30	4	$(215)	(25)	$(57)	(6)
Class P2	3,091	371	1,450	178	(20,067)	(2,311)	(15,526)	(1,762)
Total net increase (decrease)	$3,219	386	$1,480	182	$(20,282)	(2,336)	$(15,583)	(1,768)
Year ended December 31, 2024
Class P1	$146	17	$29	3	$(232)	(27)	$(57)	(7)
Class P2	5,087	599	1,532	174	(14,961)	(1,722)	(8,342)	(949)
Total net increase (decrease)	$5,233	616	$1,561	177	$(15,193)	(1,749)	$(8,399)	(956)
Managed Risk Washington Mutual Investors Fund
	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class P1	$169	14	$58	5	$(347)	(29)	$(120)	(10)
Class P2	6,854	561	5,902	497	(45,769)	(3,770)	(33,013)	(2,712)
Total net increase (decrease)	$7,023	575	$5,960	502	$(46,116)	(3,799)	$(33,133)	(2,722)
Year ended December 31, 2024
Class P1	$290	26	$53	5	$(607)	(54)	$(264)	(23)
Class P2	6,900	617	5,422	490	(51,492)	(4,594)	(39,170)	(3,487)
Total net increase (decrease)	$7,190	643	$5,475	495	$(52,099)	(4,648)	$(39,434)	(3,510)
Managed Risk Growth-Income Fund
	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class P1	$28,162	1,984	$112,468	8,142	$(296,821)	(20,511)	$(156,191)	(10,385)
Class P2	3,550	249	15,647	1,145	(47,556)	(3,301)	(28,359)	(1,907)
Total net increase (decrease)	$31,712	2,233	$128,115	9,287	$(344,377)	(23,812)	$(184,550)	(12,292)
Year ended December 31, 2024
Class P1	$16,125	1,168	$58,164	4,309	$(346,171)	(25,246)	$(271,882)	(19,769)
Class P2	4,069	297	7,744	582	(53,124)	(3,920)	(41,311)	(3,041)
Total net increase (decrease)	$20,194	1,465	$65,908	4,891	$(399,295)	(29,166)	$(313,193)	(22,810)
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	366

Managed Risk Asset Allocation Fund
	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2025
Class P1	$26	2	$1,070	86	$(494)	(38)	$602	50
Class P2	18,388	1,464	167,196	13,947	(771,163)	(60,543)	(585,579)	(45,132)
Total net increase (decrease)	$18,414	1,466	$168,266	14,033	$(771,657)	(60,581)	$(584,977)	(45,082)
Year ended December 31, 2024
Class P1	$1,509	116	$365	29	$(1,325)	(108)	$549	37
Class P2	32,478	2,619	68,762	5,709	(396,241)	(32,260)	(295,001)	(23,932)
Total net increase (decrease)	$33,987	2,735	$69,127	5,738	$(397,566)	(32,368)	$(294,452)	(23,895)
1
Includes exchanges between share classes of the fund.
2
Amount less than one thousand.
3
Commencement of operations.
11. Ownership concentration

At December 31, 2025, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 16% and 12% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. Furthermore, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 16% of the outstanding shares of American Funds Insurance Series - American Funds Global Balanced Fund.
In addition, American Funds Insurance Series - Managed Risk Growth Portfolio held aggregate ownership of 88% of the outstanding shares of American Funds Insurance Series - U.S. Small and Mid Cap Equity Fund. The ownership percentage represents the seed money invested in the fund when it began operations. American Funds Insurance Series - U.S. Small and Mid Cap Equity Fund began operations on November 15, 2024.
12. Investment transactions and other disclosures

The following tables present additional information for each fund for the year ended December 31, 2025 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$3,656,642	$1,452,423	$13,253,467	$4,365,483	$1,743,062	$4,143,311
Sales of investment securities*	4,157,232	1,904,785	15,938,916	5,008,755	1,945,071	4,942,962
Non-U.S. taxes paid on dividend income	6,075	1,809	5,326	13,842	6,486	1,223
Non-U.S. taxes (refunded) paid on interest income	13	(4)	—	—	73	—
Non-U.S. taxes refunded (paid) on realized gains	(575)	6,710	—	10,979	6,156	—
Non-U.S. taxes provided on unrealized appreciation	4,050	16,423	—	26,206	18,398	—

Refer to the end of the table(s) for footnote(s).

367	American Funds Insurance Series

	U.S. Small and Mid Cap Equity Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund
Purchases of investment securities*	$120,447	$858,369	$10,813,388	$175,002	$768,196	$19,856,310
Sales of investment securities*	40,880	1,049,450	14,833,476	191,476	769,516	23,654,064
Non-U.S. taxes paid on dividend income	—	1,944	4,363	879	1,935	4,168
Non-U.S. taxes (refunded) paid on interest income	—	3	—	—	—	—
Non-U.S. taxes refunded (paid) on realized gains	—	170	—	27	150	—
Non-U.S. taxes provided on unrealized appreciation	—	679	—	253	427	—

	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund
Purchases of investment securities*	$317,783	$12,490,283	$1,356,541	$445,624	$450,360	$—
Sales of investment securities*	335,715	13,383,953	1,521,836	359,070	448,538	—
Non-U.S. taxes paid on dividend income	359	—	—	(9)	—	—
Non-U.S. taxes (refunded) paid on interest income	2	8	65	—	—	—
Non-U.S. taxes refunded (paid) on realized gains	163	—	384	—	—	—
Non-U.S. taxes provided on unrealized appreciation	166	—	133	—	—	—

	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$3,759,879	$157,397	$17,979	$65,380	$583,778	$267,997
Sales of investment securities*	3,982,540	225,452	40,733	93,964	664,906	889,458
*
Excludes in-kind transactions, short-term securities and U.S. government obligations, if any.

American Funds Insurance Series	368

Financial highlights

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[2]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Global Growth Fund
Class 1:
12/31/2025	$36.91	$.44	$6.92	$7.36	$(.60 )	$(4.88)	$(5.48)	$38.79	21.98%	$4,115	.52%	.42%	1.18%
12/31/2024	33.92	.44	4.29	4.73	(.67 )	(1.07)	(1.74)	36.91	13.94	3,589.52		.41	1.20
12/31/2023	30.18	.36	6.30	6.66	(.37 )	(2.55)	(2.92)	33.92	22.91	3,418.52		.41	1.13
12/31/2022	45.46	.34	(11.34)	(11.00)	(.31 )	(3.97)	(4.28)	30.18	(24.54)	3,104.53		.46	1.01
12/31/2021	41.16	.25	6.48	6.73	(.26 )	(2.17)	(2.43)	45.46	16.72	4,270.55		.54	.56
Class 1A:
12/31/2025	36.70	.30	6.90	7.20	(.55 )	(4.88)	(5.43)	38.47	21.63	66.77		.67	.81
12/31/2024	33.74	.35	4.26	4.61	(.58 )	(1.07)	(1.65)	36.70	13.67	20.77		.66	.95
12/31/2023	30.04	.28	6.26	6.54	(.29 )	(2.55)	(2.84)	33.74	22.60	18.77		.66	.88
12/31/2022	45.28	.26	(11.31)	(11.05)	(.22 )	(3.97)	(4.19)	30.04	(24.73)	14.78		.71	.78
12/31/2021	41.02	.14	6.46	6.60	(.17 )	(2.17)	(2.34)	45.28	16.45	18.80		.79	.33
Class 2:
12/31/2025	36.37	.34	6.79	7.13	(.51 )	(4.88)	(5.39)	38.11	21.62	3,725.77		.67	.93
12/31/2024	33.44	.35	4.22	4.57	(.57 )	(1.07)	(1.64)	36.37	13.68	3,512.77		.66	.95
12/31/2023	29.79	.28	6.21	6.49	(.29 )	(2.55)	(2.84)	33.44	22.60	3,522.77		.66	.88
12/31/2022	44.94	.25	(11.21)	(10.96)	(.22 )	(3.97)	(4.19)	29.79	(24.74)	3,234.78		.71	.76
12/31/2021	40.72	.13	6.41	6.54	(.15 )	(2.17)	(2.32)	44.94	16.42	4,559.80		.80	.30
Class 4:
12/31/2025	35.93	.24	6.70	6.94	(.44 )	(4.88)	(5.32)	37.55	21.34	1,225	1.02	.92	.67
12/31/2024	33.08	.25	4.18	4.43	(.51 )	(1.07)	(1.58)	35.93	13.39	937	1.02	.91	.69
12/31/2023	29.51	.20	6.14	6.34	(.22 )	(2.55)	(2.77)	33.08	22.29	732	1.02	.91	.63
12/31/2022	44.57	.17	(11.12)	(10.95)	(.14 )	(3.97)	(4.11)	29.51	(24.92)	584	1.03	.96	.52
12/31/2021	40.45	.03	6.35	6.38	(.09 )	(2.17)	(2.26)	44.57	16.14	744	1.05	1.04	.07
Refer to the end of the table(s) for footnote(s).

369	American Funds Insurance Series

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[2]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Global Small Capitalization Fund
Class 1:
12/31/2025	$18.15	$.16	$2.50	$2.66	$(.10 )	$(.40 )	$(.50 )	$20.31	14.89%	$784	.70%	.65%	.84%
12/31/2024	18.57	.12	.34	.46	(.23 )	(.65 )	(.88 )	18.15	2.59	942.70		.67	.66
12/31/2023	16.22	.11	2.53	2.64	(.08 )	(.21 )	(.29 )	18.57	16.45	1,001.70		.65	.63
12/31/2022	34.17	.05	(9.50)	(9.45)	—	(8.50)	(8.50)	16.22	(29.37)	916.72		.69	.24
12/31/2021	32.64	(.02 )	2.32	2.30	—	(.77 )	(.77 )	34.17	6.98	1,707.74		.74	(.07 )
Class 1A:
12/31/2025	17.88	.11	2.46	2.57	(.06 )	(.40 )	(.46 )	19.99	14.63	6.95		.90	.58
12/31/2024	18.31	.07	.34	.41	(.19 )	(.65 )	(.84 )	17.88	2.34	5.95		.92	.40
12/31/2023	16.00	.06	2.50	2.56	(.04 )	(.21 )	(.25 )	18.31	16.15	5.95		.90	.38
12/31/2022	33.93	— [4]	(9.43)	(9.43)	—	(8.50)	(8.50)	16.00	(29.54)	4.97		.94	— [5]
12/31/2021	32.49	(.07 )	2.28	2.21	—	(.77 )	(.77 )	33.93	6.73	5.99		.99	(.21 )
Class 2:
12/31/2025	17.05	.10	2.35	2.45	(.06 )	(.40 )	(.46 )	19.04	14.64	1,757.95		.90	.58
12/31/2024	17.50	.07	.32	.39	(.19 )	(.65 )	(.84 )	17.05	2.33	1,733.95		.92	.41
12/31/2023	15.30	.06	2.39	2.45	(.04 )	(.21 )	(.25 )	17.50	16.17	1,879.95		.90	.38
12/31/2022	32.94	— [4]	(9.14)	(9.14)	—	(8.50)	(8.50)	15.30	(29.55)	1,762.97		.94	— [5]
12/31/2021	31.56	(.10 )	2.25	2.15	—	(.77 )	(.77 )	32.94	6.74	2,521.99		.99	(.30 )
Class 4:
12/31/2025	17.01	.05	2.35	2.40	(.04 )	(.40 )	(.44 )	18.97	14.33	407	1.20	1.15	.31
12/31/2024	17.46	.03	.32	.35	(.15 )	(.65 )	(.80 )	17.01	2.12	310	1.20	1.17	.15
12/31/2023	15.28	.02	2.37	2.39	— [4]	(.21 )	(.21 )	17.46	15.79	300	1.20	1.15	.13
12/31/2022	32.96	(.05 )	(9.13)	(9.18)	—	(8.50)	(8.50)	15.28	(29.69)	261	1.22	1.19	(.25 )
12/31/2021	31.67	(.18 )	2.24	2.06	—	(.77 )	(.77 )	32.96	6.43	344	1.24	1.24	(.53 )
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	370

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Growth Fund
Class 1:
12/31/2025	$127.47	$.36	$24.17	$24.53	$(.33 )	$(10.61)	$(10.94)	$141.06	20.54%	$25,168	.34%	.27%
12/31/2024	99.44	.51	30.78	31.29	(.67 )	(2.59)	(3.26)	127.47	31.96	21,469.34		.45
12/31/2023	76.29	.57	28.16	28.73	(.54 )	(5.04)	(5.58)	99.44	38.81	17,382.35		.65
12/31/2022	127.58	.58	(37.03)	(36.45)	(.53 )	(14.31)	(14.84)	76.29	(29.75)	13,660.35		.64
12/31/2021	120.22	.46	24.29	24.75	(.58 )	(16.81)	(17.39)	127.58	22.30	19,783.34		.37
Class 1A:
12/31/2025	126.11	.03	23.86	23.89	(.21 )	(10.61)	(10.82)	139.18	20.24	458.59		.02
12/31/2024	98.46	.22	30.43	30.65	(.41 )	(2.59)	(3.00)	126.11	31.61	377.59		.20
12/31/2023	75.61	.35	27.88	28.23	(.34 )	(5.04)	(5.38)	98.46	38.47	280.60		.40
12/31/2022	126.70	.39	(36.79)	(36.40)	(.38 )	(14.31)	(14.69)	75.61	(29.93)	187.60		.45
12/31/2021	119.59	.16	24.11	24.27	(.35 )	(16.81)	(17.16)	126.70	21.97	121.59		.13
Class 2:
12/31/2025	125.79	.03	23.80	23.83	(.21 )	(10.61)	(10.82)	138.80	20.24	21,576.59		.02
12/31/2024	98.20	.22	30.34	30.56	(.38 )	(2.59)	(2.97)	125.79	31.61	20,386.59		.20
12/31/2023	75.41	.35	27.80	28.15	(.32 )	(5.04)	(5.36)	98.20	38.49	17,879.60		.40
12/31/2022	126.28	.35	(36.62)	(36.27)	(.29 )	(14.31)	(14.60)	75.41	(29.94)	14,452.60		.38
12/31/2021	119.18	.15	24.03	24.18	(.27 )	(16.81)	(17.08)	126.28	21.97	21,986.59		.12
Class 3:
12/31/2025	128.88	.13	24.42	24.55	(.22 )	(10.61)	(10.83)	142.60	20.32	293.52		.09
12/31/2024	100.54	.30	31.09	31.39	(.46 )	(2.59)	(3.05)	128.88	31.70	276.52		.27
12/31/2023	77.09	.42	28.45	28.87	(.38 )	(5.04)	(5.42)	100.54	38.56	236.53		.47
12/31/2022	128.68	.42	(37.35)	(36.93)	(.35 )	(14.31)	(14.66)	77.09	(29.89)	188.53		.45
12/31/2021	121.13	.24	24.47	24.71	(.35 )	(16.81)	(17.16)	128.68	22.07	302.52		.19
Class 4:
12/31/2025	122.38	(.29 )	23.08	22.79	(.17 )	(10.61)	(10.78)	134.39	19.93	7,184.84		(.23 )
12/31/2024	95.70	(.06 )	29.52	29.46	(.19 )	(2.59)	(2.78)	122.38	31.29	5,195.84		(.06 )
12/31/2023	73.64	.13	27.12	27.25	(.15 )	(5.04)	(5.19)	95.70	38.13	3,522.85		.15
12/31/2022	123.79	.12	(35.87)	(35.75)	(.09 )	(14.31)	(14.40)	73.64	(30.11)	2,409.85		.14
12/31/2021	117.24	(.15 )	23.59	23.44	(.08 )	(16.81)	(16.89)	123.79	21.69	3,214.84		(.13 )
Refer to the end of the table(s) for footnote(s).

371	American Funds Insurance Series

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
International Fund
Class 1:
12/31/2025	$17.84	$.35	$4.47	$4.82	$(.33 )	$—	$(.33 )	$22.33	27.04%	$3,364	.53%	1.79%
12/31/2024	17.50	.23	.38	.61	(.27 )	—	(.27 )	17.84	3.40	3,080.52		1.26
12/31/2023	15.31	.25	2.20	2.45	(.26 )	—	(.26 )	17.50	16.12	3,353.53		1.50
12/31/2022	22.70	.34	(4.79)	(4.45)	(.34 )	(2.60)	(2.94)	15.31	(20.57)	3,157.54		1.95
12/31/2021	23.64	.38	(.67 )	(.29 )	(.65 )	—	(.65 )	22.70	(1.23)	4,747.55		1.57
Class 1A:
12/31/2025	17.75	.30	4.43	4.73	(.28 )	—	(.28 )	22.20	26.68	17.78		1.50
12/31/2024	17.41	.18	.38	.56	(.22 )	—	(.22 )	17.75	3.17	13.77		.99
12/31/2023	15.23	.21	2.19	2.40	(.22 )	—	(.22 )	17.41	15.85	12.78		1.24
12/31/2022	22.61	.30	(4.78)	(4.48)	(.30 )	(2.60)	(2.90)	15.23	(20.80)	10.79		1.73
12/31/2021	23.55	.33	(.67 )	(.34 )	(.60 )	—	(.60 )	22.61	(1.47)	12.80		1.39
Class 2:
12/31/2025	17.75	.30	4.44	4.74	(.27 )	—	(.27 )	22.22	26.77	3,481.78		1.54
12/31/2024	17.41	.19	.37	.56	(.22 )	—	(.22 )	17.75	3.16	3,238.77		1.00
12/31/2023	15.23	.21	2.19	2.40	(.22 )	—	(.22 )	17.41	15.84	3,382.78		1.24
12/31/2022	22.60	.29	(4.76)	(4.47)	(.30 )	(2.60)	(2.90)	15.23	(20.79)	3,164.79		1.71
12/31/2021	23.54	.33	(.68 )	(.35 )	(.59 )	—	(.59 )	22.60	(1.49)	4,190.80		1.35
Class 3:
12/31/2025	17.90	.32	4.48	4.80	(.29 )	—	(.29 )	22.41	26.85	16.71		1.61
12/31/2024	17.56	.20	.37	.57	(.23 )	—	(.23 )	17.90	3.19	15.70		1.08
12/31/2023	15.35	.22	2.22	2.44	(.23 )	—	(.23 )	17.56	15.99	17.71		1.32
12/31/2022	22.76	.31	(4.81)	(4.50)	(.31 )	(2.60)	(2.91)	15.35	(20.76)	16.72		1.78
12/31/2021	23.69	.34	(.67 )	(.33 )	(.60 )	—	(.60 )	22.76	(1.39)	21.73		1.41
Class 4:
12/31/2025	17.46	.25	4.36	4.61	(.24 )	—	(.24 )	21.83	26.41	574	1.03	1.26
12/31/2024	17.13	.14	.37	.51	(.18 )	—	(.18 )	17.46	2.93	441	1.02	.74
12/31/2023	14.99	.16	2.16	2.32	(.18 )	—	(.18 )	17.13	15.56	415	1.03	.99
12/31/2022	22.31	.25	(4.71)	(4.46)	(.26 )	(2.60)	(2.86)	14.99	(21.02)	373	1.04	1.47
12/31/2021	23.25	.27	(.67 )	(.40 )	(.54 )	—	(.54 )	22.31	(1.71)	459	1.05	1.13
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	372

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[2]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
New World Fund
Class 1:
12/31/2025	$26.67	$.49	$6.93	$7.42	$(.41 )	$(1.21)	$(1.62)	$32.47	28.60%	$2,103	.65%	.58%	1.66%
12/31/2024	25.48	.43	1.32	1.75	(.44 )	(.12 )	(.56 )	26.67	6.86	1,800.64		.57	1.60
12/31/2023	22.30	.40	3.19	3.59	(.41 )	—	(.41 )	25.48	16.22	1,778.64		.57	1.64
12/31/2022	31.83	.37	(7.17)	(6.80)	(.39 )	(2.34)	(2.73)	22.30	(21.86)	1,610.68		.57	1.48
12/31/2021	31.59	.29	1.38	1.67	(.36 )	(1.07)	(1.43)	31.83	5.16	2,443.74		.56	.88
Class 1A:
12/31/2025	26.53	.37	6.93	7.30	(.37 )	(1.21)	(1.58)	32.25	28.27	32.90		.83	1.25
12/31/2024	25.36	.36	1.31	1.67	(.38 )	(.12 )	(.50 )	26.53	6.58	12.89		.82	1.33
12/31/2023	22.19	.33	3.20	3.53	(.36 )	—	(.36 )	25.36	15.98	10.89		.82	1.38
12/31/2022	31.70	.30	(7.15)	(6.85)	(.32 )	(2.34)	(2.66)	22.19	(22.09)	9.93		.82	1.24
12/31/2021	31.43	.17	1.41	1.58	(.24 )	(1.07)	(1.31)	31.70	4.90	12.99		.81	.54
Class 2:
12/31/2025	26.33	.41	6.84	7.25	(.34 )	(1.21)	(1.55)	32.03	28.29	941.90		.83	1.41
12/31/2024	25.17	.36	1.30	1.66	(.38 )	(.12 )	(.50 )	26.33	6.55	791.89		.82	1.36
12/31/2023	22.02	.33	3.17	3.50	(.35 )	—	(.35 )	25.17	15.99	803.89		.82	1.39
12/31/2022	31.48	.30	(7.10)	(6.80)	(.32 )	(2.34)	(2.66)	22.02	(22.10)	764.93		.82	1.24
12/31/2021	31.25	.20	1.38	1.58	(.28 )	(1.07)	(1.35)	31.48	4.92	1,086.99		.81	.63
Class 4:
12/31/2025	26.09	.33	6.77	7.10	(.27 )	(1.21)	(1.48)	31.71	27.92	971	1.15	1.08	1.16
12/31/2024	24.95	.29	1.28	1.57	(.31 )	(.12 )	(.43 )	26.09	6.33	809	1.14	1.07	1.10
12/31/2023	21.84	.27	3.14	3.41	(.30 )	—	(.30 )	24.95	15.67	787	1.14	1.07	1.14
12/31/2022	31.24	.24	(7.03)	(6.79)	(.27 )	(2.34)	(2.61)	21.84	(22.25)	701	1.18	1.07	.99
12/31/2021	31.04	.12	1.36	1.48	(.21 )	(1.07)	(1.28)	31.24	4.63	906	1.24	1.06	.38
Refer to the end of the table(s) for footnote(s).

373	American Funds Insurance Series

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Washington Mutual Investors Fund
Class 1:
12/31/2025	$16.86	$.29	$2.52	$2.81	$(.29 )	$(1.20)	$(1.49)	$18.18	17.50%	$6,435	.41%	.26%	1.66%
12/31/2024	14.49	.29	2.51	2.80	(.30 )	(.13 )	(.43 )	16.86	19.40	6,269.41		.26	1.78
12/31/2023	12.69	.28	1.92	2.20	(.28 )	(.12 )	(.40 )	14.49	17.66	6,020.41		.27	2.07
12/31/2022	18.09	.31	(1.69)	(1.38)	(.30 )	(3.72)	(4.02)	12.69	(8.28)	5,507.41		.26	2.13
12/31/2021	14.35	.29	3.73	4.02	(.28 )	—	(.28 )	18.09	28.12	6,766.42		.31	1.79
Class 1A:
12/31/2025	16.79	.24	2.51	2.75	(.25 )	(1.20)	(1.45)	18.09	17.21	38.66		.51	1.41
12/31/2024	14.43	.25	2.50	2.75	(.26 )	(.13 )	(.39 )	16.79	19.15	29.66		.51	1.53
12/31/2023	12.61	.23	1.92	2.15	(.21 )	(.12 )	(.33 )	14.43	17.29	23.66		.52	1.77
12/31/2022	17.96	.27	(1.67)	(1.40)	(.23 )	(3.72)	(3.95)	12.61	(8.45)	64.66		.51	1.76
12/31/2021	14.28	.27	3.67	3.94	(.26 )	—	(.26 )	17.96	27.70	169.67		.53	1.62
Class 2:
12/31/2025	16.53	.24	2.46	2.70	(.24 )	(1.20)	(1.44)	17.79	17.21	3,148.66		.51	1.41
12/31/2024	14.21	.24	2.47	2.71	(.26 )	(.13 )	(.39 )	16.53	19.14	3,002.66		.51	1.53
12/31/2023	12.46	.24	1.88	2.12	(.25 )	(.12 )	(.37 )	14.21	17.29	2,899.66		.52	1.82
12/31/2022	17.83	.26	(1.65)	(1.39)	(.26 )	(3.72)	(3.98)	12.46	(8.45)	2,775.66		.51	1.88
12/31/2021	14.15	.25	3.67	3.92	(.24 )	—	(.24 )	17.83	27.78	3,426.67		.56	1.54
Class 4:
12/31/2025	16.34	.20	2.42	2.62	(.21 )	(1.20)	(1.41)	17.55	16.90	2,353.91		.76	1.16
12/31/2024	14.06	.20	2.44	2.64	(.23 )	(.13 )	(.36 )	16.34	18.85	1,766.91		.76	1.28
12/31/2023	12.34	.20	1.86	2.06	(.22 )	(.12 )	(.34 )	14.06	16.97	1,344.91		.77	1.58
12/31/2022	17.71	.23	(1.64)	(1.41)	(.24 )	(3.72)	(3.96)	12.34	(8.69)	1,098.91		.77	1.64
12/31/2021	14.06	.21	3.65	3.86	(.21 )	—	(.21 )	17.71	27.51	1,104.92		.81	1.30
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	374

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[2]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
U.S. Small and Mid Cap Equity Fund
Class 1:
12/31/2025	$9.71	$.10	$1.45	$1.55	$(.05 )	$— [4]	$(.05 )	$11.21	15.95%	$88	.59%	.54%	.87%
12/31/2024[6,7]	10.00	.01	(.29 )	(.28 )	(.01 )	—	(.01 )	9.71	(2.81)[8]	— [9]	.59 [10]	.54 [10]	.72 [10]
Class 1A:
12/31/2025	9.71	.08	1.46	1.54	(.04 )	— [4]	(.04 )	11.21	15.93 [11]	— [9]	.68 [11]	.54 [11]	.74 [11]
12/31/2024[6,7]	10.00	.01	(.29 )	(.28 )	(.01 )	—	(.01 )	9.71	(2.81)[8,11]	— [9]	.59 [10,11]	.54 [10,11]	.72 [10,11]
Class 2:
12/31/2025	9.71	.08	1.46	1.54	(.04 )	— [4]	(.04 )	11.21	15.93 [11]	— [9]	.68 [11]	.54 [11]	.74 [11]
12/31/2024[6,7]	10.00	.01	(.29 )	(.28 )	(.01 )	—	(.01 )	9.71	(2.81)[8,11]	— [9]	.59 [10,11]	.54 [10,11]	.72 [10,11]
Class 4:
12/31/2025	9.71	.07	1.47	1.54	(.03 )	— [4]	(.03 )	11.22	15.88	12.77		.63	.64
12/31/2024[6,7]	10.00	.01	(.29 )	(.28 )	(.01 )	—	(.01 )	9.71	(2.82)[8,11]	15	.59 [10,11]	.55 [10,11]	.71 [10,11]
Refer to the end of the table(s) for footnote(s).

375	American Funds Insurance Series

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[2]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Capital World Growth and Income Fund
Class 1:
12/31/2025	$15.53	$.29	$3.51	$3.80	$(.28 )	$(.61 )	$(.89 )	$18.44	25.16%	$622	.52%	.42%	1.70%
12/31/2024	13.85	.27	1.71	1.98	(.30 )	—	(.30 )	15.53	14.24	597.52		.42	1.75
12/31/2023	11.67	.27	2.19	2.46	(.28 )	—	(.28 )	13.85	21.22	579.52		.41	2.08
12/31/2022	18.42	.32	(3.28)	(2.96)	(.34 )	(3.45)	(3.79)	11.67	(17.13)	548.57		.41	2.36
12/31/2021	16.67	.38	2.10	2.48	(.33 )	(.40 )	(.73 )	18.42	15.03	812.63		.47	2.14
Class 1A:
12/31/2025	15.44	.24	3.48	3.72	(.24 )	(.61 )	(.85 )	18.31	24.79	12.77		.67	1.43
12/31/2024	13.77	.23	1.70	1.93	(.26 )	—	(.26 )	15.44	14.00	8.77		.67	1.50
12/31/2023	11.61	.23	2.18	2.41	(.25 )	—	(.25 )	13.77	20.87	7.77		.66	1.83
12/31/2022	18.34	.28	(3.25)	(2.97)	(.31 )	(3.45)	(3.76)	11.61	(17.29)	6.82		.66	2.13
12/31/2021	16.62	.37	2.06	2.43	(.31 )	(.40 )	(.71 )	18.34	14.71	7.88		.70	2.08
Class 2:
12/31/2025	15.49	.24	3.50	3.74	(.24 )	(.61 )	(.85 )	18.38	24.80	1,090.77		.67	1.45
12/31/2024	13.81	.23	1.71	1.94	(.26 )	—	(.26 )	15.49	14.00	1,015.77		.67	1.51
12/31/2023	11.64	.23	2.18	2.41	(.24 )	—	(.24 )	13.81	20.88	1,040.77		.66	1.83
12/31/2022	18.38	.28	(3.26)	(2.98)	(.31 )	(3.45)	(3.76)	11.64	(17.33)	983.82		.66	2.11
12/31/2021	16.63	.33	2.11	2.44	(.29 )	(.40 )	(.69 )	18.38	14.78	1,340.88		.73	1.85
Class 4:
12/31/2025	15.08	.19	3.40	3.59	(.21 )	(.61 )	(.82 )	17.85	24.46	363	1.02	.92	1.18
12/31/2024	13.46	.18	1.67	1.85	(.23 )	—	(.23 )	15.08	13.70	268	1.02	.92	1.25
12/31/2023	11.35	.19	2.14	2.33	(.22 )	—	(.22 )	13.46	20.65	235	1.02	.91	1.57
12/31/2022	18.04	.24	(3.20)	(2.96)	(.28 )	(3.45)	(3.73)	11.35	(17.57)	188	1.07	.91	1.86
12/31/2021	16.35	.29	2.06	2.35	(.26 )	(.40 )	(.66 )	18.04	14.46	225	1.13	.97	1.65
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	376

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Growth-Income Fund
Class 1:
12/31/2025	$69.59	$.78	$10.25	$11.03	$(.76 )	$(12.13)	$(12.89)	$67.73	18.37%	$25,780	.28%	1.17%
12/31/2024	59.26	.84	13.33	14.17	(.89 )	(2.95)	(3.84)	69.59	24.55	24,476.28		1.28
12/31/2023	50.21	.86	11.96	12.82	(.88 )	(2.89)	(3.77)	59.26	26.47	22,319.29		1.60
12/31/2022	67.35	.85	(11.50)	(10.65)	(.83 )	(5.66)	(6.49)	50.21	(16.28)	19,692.29		1.54
12/31/2021	55.38	.79	12.64	13.43	(.86 )	(.60 )	(1.46)	67.35	24.42	25,507.29		1.28
Class 1A:
12/31/2025	69.10	.61	10.14	10.75	(.61 )	(12.13)	(12.74)	67.11	18.06	54.53		.92
12/31/2024	58.88	.67	13.24	13.91	(.74 )	(2.95)	(3.69)	69.10	24.25	44.53		1.02
12/31/2023	49.93	.72	11.87	12.59	(.75 )	(2.89)	(3.64)	58.88	26.12	35.54		1.35
12/31/2022	67.02	.71	(11.44)	(10.73)	(.70 )	(5.66)	(6.36)	49.93	(16.48)	28.54		1.30
12/31/2021	55.16	.65	12.55	13.20	(.74 )	(.60 )	(1.34)	67.02	24.08	32.53		1.04
Class 2:
12/31/2025	68.38	.60	10.03	10.63	(.60 )	(12.13)	(12.73)	66.28	18.06	14,357.53		.92
12/31/2024	58.30	.66	13.10	13.76	(.73 )	(2.95)	(3.68)	68.38	24.23	13,882.53		1.03
12/31/2023	49.46	.72	11.75	12.47	(.74 )	(2.89)	(3.63)	58.30	26.14	12,894.54		1.35
12/31/2022	66.44	.70	(11.33)	(10.63)	(.69 )	(5.66)	(6.35)	49.46	(16.50)	11,508.54		1.29
12/31/2021	54.66	.63	12.45	13.08	(.70 )	(.60 )	(1.30)	66.44	24.10	15,319.54		1.03
Class 3:
12/31/2025	69.76	.66	10.26	10.92	(.64 )	(12.13)	(12.77)	67.91	18.13	163.46		.99
12/31/2024	59.40	.72	13.36	14.08	(.77 )	(2.95)	(3.72)	69.76	24.32	155.46		1.10
12/31/2023	50.33	.77	11.97	12.74	(.78 )	(2.89)	(3.67)	59.40	26.23	142.47		1.42
12/31/2022	67.48	.75	(11.51)	(10.76)	(.73 )	(5.66)	(6.39)	50.33	(16.43)	125.47		1.36
12/31/2021	55.49	.68	12.65	13.33	(.74 )	(.60 )	(1.34)	67.48	24.18	166.47		1.10
Class 4:
12/31/2025	67.14	.43	9.80	10.23	(.47 )	(12.13)	(12.60)	64.77	17.77	3,273.78		.67
12/31/2024	57.34	.49	12.86	13.35	(.60 )	(2.95)	(3.55)	67.14	23.93	2,698.78		.78
12/31/2023	48.72	.57	11.57	12.14	(.63 )	(2.89)	(3.52)	57.34	25.82	2,062.79		1.10
12/31/2022	65.57	.56	(11.18)	(10.62)	(.57 )	(5.66)	(6.23)	48.72	(16.70)	1,630.79		1.05
12/31/2021	53.99	.48	12.28	12.76	(.58 )	(.60 )	(1.18)	65.57	23.80	1,928.79		.79
Refer to the end of the table(s) for footnote(s).

377	American Funds Insurance Series

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[2]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
International Growth and Income Fund
Class 1:
12/31/2025	$10.19	$.33	$3.31	$3.64	$(.34 )	$—	$(.34 )	$13.49	35.83%	$35	.57%	.57%	2.68%
12/31/2024	10.10	.28	.10	.38	(.29 )	—	(.29 )	10.19	3.64	17.57		.57	2.62
12/31/2023	8.94	.27	1.15	1.42	(.26 )	—	(.26 )	10.10	16.08	15.56		.55	2.82
12/31/2022	19.62	.39	(3.09)	(2.70)	(.28 )	(7.70)	(7.98)	8.94	(15.00)	13.64		.54	3.29
12/31/2021	19.01	.54	.53	1.07	(.46 )	—	(.46 )	19.62	5.64	30.67		.67	2.70
Class 1A:
12/31/2025	9.91	.28	3.21	3.49	(.31 )	—	(.31 )	13.09	35.35	9.81		.81	2.40
12/31/2024	9.83	.24	.10	.34	(.26 )	—	(.26 )	9.91	3.39	6.82		.82	2.34
12/31/2023	8.70	.24	1.13	1.37	(.24 )	—	(.24 )	9.83	15.92	6.81		.80	2.54
12/31/2022	19.39	.35	(3.05)	(2.70)	(.29 )	(7.70)	(7.99)	8.70	(15.31)	5.88		.79	3.15
12/31/2021	18.97	.50	.52	1.02	(.60 )	—	(.60 )	19.39	5.39	6.94		.92	2.50
Class 2:
12/31/2025	9.91	.28	3.22	3.50	(.31 )	—	(.31 )	13.10	35.41	172.81		.81	2.44
12/31/2024	9.82	.25	.10	.35	(.26 )	—	(.26 )	9.91	3.48	150.82		.82	2.40
12/31/2023	8.70	.24	1.12	1.36	(.24 )	—	(.24 )	9.82	15.76	165.81		.80	2.54
12/31/2022	19.38	.36	(3.05)	(2.69)	(.29 )	(7.70)	(7.99)	8.70	(15.25)	162.88		.78	3.24
12/31/2021	18.95	.48	.53	1.01	(.58 )	—	(.58 )	19.38	5.37	211.93		.92	2.44
Class 4:
12/31/2025	9.74	.25	3.16	3.41	(.28 )	—	(.28 )	12.87	35.09	189	1.06	1.06	2.18
12/31/2024	9.67	.22	.09	.31	(.24 )	—	(.24 )	9.74	3.11	150	1.07	1.07	2.13
12/31/2023	8.56	.21	1.12	1.33	(.22 )	—	(.22 )	9.67	15.66	143	1.06	1.05	2.29
12/31/2022	19.23	.33	(3.04)	(2.71)	(.26 )	(7.70)	(7.96)	8.56	(15.52)	121	1.13	1.04	3.01
12/31/2021	18.82	.44	.51	.95	(.54 )	—	(.54 )	19.23	5.09	132	1.18	1.17	2.21
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	378

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[2]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Capital Income Builder
Class 1:
12/31/2025	$12.39	$.45	$2.09	$2.54	$(.44 )	$—	$(.44 )	$14.49	20.69%	$841	.40%	.27%	3.29%
12/31/2024	11.63	.42	.79	1.21	(.45 )	—	(.45 )	12.39	10.45	709.40		.27	3.44
12/31/2023	10.99	.41	.59	1.00	(.36 )	—	(.36 )	11.63	9.28	660.40		.26	3.68
12/31/2022	12.17	.37	(1.21)	(.84 )	(.34 )	—	(.34 )	10.99	(6.90)	586.44		.26	3.31
12/31/2021	10.87	.37	1.28	1.65	(.35 )	—	(.35 )	12.17	15.31	563.53		.27	3.19
Class 1A:
12/31/2025	12.38	.41	2.10	2.51	(.41 )	—	(.41 )	14.48	20.42	15.65		.52	3.04
12/31/2024	11.62	.39	.79	1.18	(.42 )	—	(.42 )	12.38	10.19	13.65		.52	3.17
12/31/2023	10.98	.38	.59	.97	(.33 )	—	(.33 )	11.62	9.01	10.65		.51	3.42
12/31/2022	12.15	.34	(1.19)	(.85 )	(.32 )	—	(.32 )	10.98	(7.06)	10.69		.52	3.06
12/31/2021	10.86	.34	1.27	1.61	(.32 )	—	(.32 )	12.15	14.95	10.78		.52	2.94
Class 2:
12/31/2025	12.38	.41	2.10	2.51	(.41 )	—	(.41 )	14.48	20.41	23.65		.52	3.04
12/31/2024	11.62	.39	.79	1.18	(.42 )	—	(.42 )	12.38	10.19	18.65		.52	3.18
12/31/2023	10.98	.38	.59	.97	(.33 )	—	(.33 )	11.62	9.01	15.65		.51	3.43
12/31/2022	12.16	.34	(1.20)	(.86 )	(.32 )	—	(.32 )	10.98	(7.13)	13.69		.51	3.06
12/31/2021	10.87	.34	1.27	1.61	(.32 )	—	(.32 )	12.16	14.94	13.78		.52	2.93
Class 4:
12/31/2025	12.36	.38	2.09	2.47	(.37 )	—	(.37 )	14.46	20.16	781.90		.77	2.79
12/31/2024	11.60	.36	.79	1.15	(.39 )	—	(.39 )	12.36	9.93	629.90		.77	2.93
12/31/2023	10.96	.35	.59	.94	(.30 )	—	(.30 )	11.60	8.75	566.90		.76	3.18
12/31/2022	12.14	.31	(1.20)	(.89 )	(.29 )	—	(.29 )	10.96	(7.37)	530.94		.76	2.81
12/31/2021	10.85	.31	1.27	1.58	(.29 )	—	(.29 )	12.14	14.68	559	1.03	.77	2.69
Refer to the end of the table(s) for footnote(s).

379	American Funds Insurance Series

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Asset Allocation Fund
Class 1:
12/31/2025	$26.04	$.59	$3.39	$3.98	$(.60 )	$(1.91)	$(2.51)	$27.51	16.16%	$15,919	.30%	2.24%
12/31/2024	23.86	.60	3.29	3.89	(.61 )	(1.10)	(1.71)	26.04	16.73	16,023.30		2.36
12/31/2023	22.20	.57	2.54	3.11	(.56 )	(.89 )	(1.45)	23.86	14.55	15,555.30		2.49
12/31/2022	29.08	.52	(4.24)	(3.72)	(.51 )	(2.65)	(3.16)	22.20	(13.19)	15,138.30		2.15
12/31/2021	26.50	.48	3.54	4.02	(.50 )	(.94 )	(1.44)	29.08	15.40	18,836.30		1.71
Class 1A:
12/31/2025	25.88	.52	3.36	3.88	(.54 )	(1.91)	(2.45)	27.31	15.86	56.55		1.98
12/31/2024	23.74	.54	3.26	3.80	(.56 )	(1.10)	(1.66)	25.88	16.41	42.55		2.12
12/31/2023	22.10	.51	2.53	3.04	(.51 )	(.89 )	(1.40)	23.74	14.32	32.55		2.25
12/31/2022	28.97	.46	(4.22)	(3.76)	(.46 )	(2.65)	(3.11)	22.10	(13.43)	27.55		1.95
12/31/2021	26.42	.42	3.52	3.94	(.45 )	(.94 )	(1.39)	28.97	15.13	24.55		1.49
Class 2:
12/31/2025	25.65	.52	3.32	3.84	(.53 )	(1.91)	(2.44)	27.05	15.85	4,401.55		1.99
12/31/2024	23.53	.53	3.24	3.77	(.55 )	(1.10)	(1.65)	25.65	16.44	4,340.55		2.11
12/31/2023	21.91	.50	2.52	3.02	(.51 )	(.89 )	(1.40)	23.53	14.27	4,261.55		2.24
12/31/2022	28.74	.46	(4.19)	(3.73)	(.45 )	(2.65)	(3.10)	21.91	(13.41)	4,228.55		1.90
12/31/2021	26.21	.41	3.49	3.90	(.43 )	(.94 )	(1.37)	28.74	15.10	5,473.55		1.46
Class 3:
12/31/2025	26.08	.55	3.38	3.93	(.55 )	(1.91)	(2.46)	27.55	15.94	35.48		2.06
12/31/2024	23.90	.56	3.29	3.85	(.57 )	(1.10)	(1.67)	26.08	16.52	32.48		2.18
12/31/2023	22.23	.53	2.55	3.08	(.52 )	(.89 )	(1.41)	23.90	14.37	30.48		2.31
12/31/2022	29.12	.48	(4.25)	(3.77)	(.47 )	(2.65)	(3.12)	22.23	(13.37)	28.48		1.97
12/31/2021	26.53	.43	3.55	3.98	(.45 )	(.94 )	(1.39)	29.12	15.22	36.48		1.53
Class 4:
12/31/2025	25.41	.45	3.29	3.74	(.47 )	(1.91)	(2.38)	26.77	15.59	7,264.80		1.74
12/31/2024	23.34	.46	3.20	3.66	(.49 )	(1.10)	(1.59)	25.41	16.11	6,649.80		1.87
12/31/2023	21.75	.44	2.49	2.93	(.45 )	(.89 )	(1.34)	23.34	14.02	5,807.80		1.99
12/31/2022	28.56	.39	(4.16)	(3.77)	(.39 )	(2.65)	(3.04)	21.75	(13.66)	5,380.80		1.66
12/31/2021	26.06	.34	3.47	3.81	(.37 )	(.94 )	(1.31)	28.56	14.84	6,337.80		1.22
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	380

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[2]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
American Funds Global Balanced Fund
Class 1:
12/31/2025	$12.96	$.36	$1.84	$2.20	$(.22 )	$(.53 )	$(.75 )	$14.41	17.42%	$97	.52%	.51%	2.63%
12/31/2024	12.37	.34	.52	.86	(.27 )	—	(.27 )	12.96	6.90	95.52		.51	2.63
12/31/2023	12.55	.33	1.29	1.62	(.23 )	(1.57)	(1.80)	12.37	14.05	98.53		.52	2.67
12/31/2022	14.73	.26	(2.37)	(2.11)	—	(.07 )	(.07 )	12.55	(14.33)	96.59		.58	1.99
12/31/2021	14.19	.18	1.37	1.55	(.19 )	(.82 )	(1.01)	14.73	11.05	120.73		.73	1.24
Class 1A:
12/31/2025	12.87	.32	1.84	2.16	(.19 )	(.53 )	(.72 )	14.31	17.21	4.78		.76	2.36
12/31/2024	12.30	.30	.51	.81	(.24 )	—	(.24 )	12.87	6.57	4.78		.77	2.35
12/31/2023	12.49	.29	1.30	1.59	(.21 )	(1.57)	(1.78)	12.30	13.77	3.78		.77	2.42
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07 )	(.07 )	12.49	(14.56)	3.84		.84	1.71
12/31/2021	14.16	.15	1.36	1.51	(.15 )	(.82 )	(.97 )	14.70	10.83	4.98		.98	1.02
Class 2:
12/31/2025	12.89	.32	1.84	2.16	(.19 )	(.53 )	(.72 )	14.33	17.14	147.77		.76	2.38
12/31/2024	12.31	.31	.50	.81	(.23 )	—	(.23 )	12.89	6.58	149.77		.76	2.38
12/31/2023	12.49	.30	1.29	1.59	(.20 )	(1.57)	(1.77)	12.31	13.83	160.78		.77	2.42
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07 )	(.07 )	12.49	(14.56)	158.84		.83	1.73
12/31/2021	14.16	.15	1.36	1.51	(.15 )	(.82 )	(.97 )	14.70	10.79	208.98		.98	1.01
Class 4:
12/31/2025	12.66	.28	1.82	2.10	(.17 )	(.53 )	(.70 )	14.06	16.96	202	1.03	1.01	2.10
12/31/2024	12.10	.27	.50	.77	(.21 )	—	(.21 )	12.66	6.32	144	1.02	1.01	2.12
12/31/2023	12.32	.26	1.27	1.53	(.18 )	(1.57)	(1.75)	12.10	13.45	128	1.03	1.02	2.17
12/31/2022	14.53	.19	(2.33)	(2.14)	—	(.07 )	(.07 )	12.32	(14.73)	111	1.09	1.08	1.49
12/31/2021	14.02	.11	1.34	1.45	(.12 )	(.82 )	(.94 )	14.53	10.46	135	1.23	1.23	.77
Refer to the end of the table(s) for footnote(s).

381	American Funds Insurance Series

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[2]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
The Bond Fund of America
Class 1:
12/31/2025	$9.27	$.43	$.25	$.68	$(.43 )	$—	$(.43 )	$9.52	7.40%	$6,909	.39%	.24%	4.54%
12/31/2024	9.54	.44	(.29 )	.15	(.42 )	—	(.42 )	9.27	1.50	6,992.39		.24	4.60
12/31/2023	9.41	.39	.09	.48	(.35 )	—	(.35 )	9.54	5.21	6,908.39		.20	4.15
12/31/2022	11.21	.31	(1.67)	(1.36)	(.32 )	(.12 )	(.44 )	9.41	(12.26)	6,370.39		.20	3.09
12/31/2021	11.89	.21	(.23 )	(.02 )	(.19 )	(.47 )	(.66 )	11.21	(.14 )	8,555.39		.26	1.84
Class 1A:
12/31/2025	9.20	.41	.25	.66	(.41 )	—	(.41 )	9.45	7.24	297.64		.49	4.28
12/31/2024	9.47	.41	(.29 )	.12	(.39 )	—	(.39 )	9.20	1.23	221.64		.49	4.35
12/31/2023	9.35	.37	.08	.45	(.33 )	—	(.33 )	9.47	4.89	258.64		.45	3.90
12/31/2022	11.16	.31	(1.69)	(1.38)	(.31 )	(.12 )	(.43 )	9.35	(12.49)	220.64		.45	3.15
12/31/2021	11.84	.18	(.23 )	(.05 )	(.16 )	(.47 )	(.63 )	11.16	(.36 )	12.64		.51	1.59
Class 2:
12/31/2025	9.12	.40	.26	.66	(.41 )	—	(.41 )	9.37	7.26	2,724.64		.49	4.29
12/31/2024	9.40	.41	(.30 )	.11	(.39 )	—	(.39 )	9.12	1.16	2,766.64		.49	4.35
12/31/2023	9.27	.36	.10	.46	(.33 )	—	(.33 )	9.40	5.02	2,879.64		.45	3.89
12/31/2022	11.06	.28	(1.66)	(1.38)	(.29 )	(.12 )	(.41 )	9.27	(12.58)	2,844.64		.45	2.84
12/31/2021	11.73	.18	(.22 )	(.04 )	(.16 )	(.47 )	(.63 )	11.06	(.31 )	3,729.64		.52	1.57
Class 4:
12/31/2025	9.07	.38	.25	.63	(.39 )	—	(.39 )	9.31	6.98	1,426.89		.74	4.04
12/31/2024	9.35	.38	(.29 )	.09	(.37 )	—	(.37 )	9.07	.98	1,188.89		.74	4.10
12/31/2023	9.23	.34	.09	.43	(.31 )	—	(.31 )	9.35	4.72	963.89		.70	3.66
12/31/2022	11.01	.26	(1.65)	(1.39)	(.27 )	(.12 )	(.39 )	9.23	(12.75)	787.89		.70	2.61
12/31/2021	11.69	.15	(.22 )	(.07 )	(.14 )	(.47 )	(.61 )	11.01	(.59 )	891.89		.76	1.34
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	382

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[2]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Capital World Bond Fund
Class 1:
12/31/2025	$9.63	$.41	$.51	$.92	$(.33 )	$—	$(.33 )	$10.22	9.55%	$611	.48%	.48%	4.07%
12/31/2024	10.16	.42	(.70 )	(.28 )	(.25 )	—	(.25 )	9.63	(2.76)	588.48		.48	4.20
12/31/2023	9.55	.32	.29	.61	—	—	—	10.16	6.39	665.48		.48	3.33
12/31/2022	11.79	.25	(2.30)	(2.05)	(.03 )	(.16 )	(.19 )	9.55	(17.43)	663.51		.48	2.43
12/31/2021	12.94	.25	(.85 )	(.60 )	(.24 )	(.31 )	(.55 )	11.79	(4.73)	988.60		.50	2.06
Class 1A:
12/31/2025	9.54	.39	.50	.89	(.30 )	—	(.30 )	10.13	9.31	30.73		.73	3.84
12/31/2024	10.08	.40	(.69 )	(.29 )	(.25 )	—	(.25 )	9.54	(2.97)	39.74		.74	4.05
12/31/2023	9.50	.30	.28	.58	—	—	—	10.08	6.11	1.73		.73	3.08
12/31/2022	11.76	.22	(2.30)	(2.08)	(.02 )	(.16 )	(.18 )	9.50	(17.69)	1.76		.73	2.19
12/31/2021	12.91	.23	(.85 )	(.62 )	(.22 )	(.31 )	(.53 )	11.76	(4.88)	1.85		.75	1.85
Class 2:
12/31/2025	9.52	.38	.50	.88	(.30 )	—	(.30 )	10.10	9.39	758.73		.73	3.82
12/31/2024	10.03	.39	(.69 )	(.30 )	(.21 )	—	(.21 )	9.52	(3.04)	761.73		.73	3.95
12/31/2023	9.45	.29	.29	.58	—	—	—	10.03	6.14	817.73		.73	3.08
12/31/2022	11.70	.22	(2.29)	(2.07)	(.02 )	(.16 )	(.18 )	9.45	(17.70)	765.76		.73	2.18
12/31/2021	12.84	.22	(.84 )	(.62 )	(.21 )	(.31 )	(.52 )	11.70	(4.92)	1,030.85		.75	1.82
Class 4:
12/31/2025	9.37	.35	.49	.84	(.28 )	—	(.28 )	9.93	9.03	81.98		.98	3.56
12/31/2024	9.88	.36	(.68 )	(.32 )	(.19 )	—	(.19 )	9.37	(3.32)	60.98		.98	3.70
12/31/2023	9.33	.27	.28	.55	—	—	—	9.88	5.89	57.98		.98	2.84
12/31/2022	11.57	.19	(2.25)	(2.06)	(.02 )	(.16 )	(.18 )	9.33	(17.84)	53	1.01	.98	1.94
12/31/2021	12.71	.19	(.84 )	(.65 )	(.18 )	(.31 )	(.49 )	11.57	(5.18)	66	1.10	1.00	1.57
Refer to the end of the table(s) for footnote(s).

383	American Funds Insurance Series

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[2]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
American High-Income Trust
Class 1:
12/31/2025	$9.19	$.64	$.13	$.77	$(.63 )	$—	$(.63 )	$9.33	8.52%	$255	.45%	.33%	6.81%
12/31/2024	8.94	.65	.24	.89	(.64 )	—	(.64 )	9.19	9.92	229.45		.32	6.96
12/31/2023	8.53	.63	.43	1.06	(.65 )	—	(.65 )	8.94	12.69	223.45		.31	7.10
12/31/2022	10.19	.56	(1.47)	(.91 )	(.75 )	—	(.75 )	8.53	(9.01)	224.47		.32	5.95
12/31/2021	9.80	.51	.34	.85	(.46 )	—	(.46 )	10.19	8.74	278.53		.37	4.95
Class 1A:
12/31/2025	9.15	.61	.13	.74	(.62 )	—	(.62 )	9.27	8.19	8.70		.58	6.50
12/31/2024	8.90	.62	.25	.87	(.62 )	—	(.62 )	9.15	9.73	3.70		.57	6.71
12/31/2023	8.51	.61	.41	1.02	(.63 )	—	(.63 )	8.90	12.40	3.70		.56	6.90
12/31/2022	10.16	.53	(1.46)	(.93 )	(.72 )	—	(.72 )	8.51	(9.29)	1.72		.57	5.70
12/31/2021	9.78	.49	.33	.82	(.44 )	—	(.44 )	10.16	8.42	1.78		.64	4.75
Class 2:
12/31/2025	8.96	.60	.13	.73	(.61 )	—	(.61 )	9.08	8.24	533.70		.58	6.57
12/31/2024	8.73	.61	.23	.84	(.61 )	—	(.61 )	8.96	9.67	536.70		.57	6.70
12/31/2023	8.35	.59	.41	1.00	(.62 )	—	(.62 )	8.73	12.45	533.70		.56	6.85
12/31/2022	9.98	.52	(1.43)	(.91 )	(.72 )	—	(.72 )	8.35	(9.26)	521.72		.57	5.68
12/31/2021	9.61	.48	.33	.81	(.44 )	—	(.44 )	9.98	8.42	673.78		.65	4.80
Class 3:
12/31/2025	9.25	.63	.13	.76	(.62 )	—	(.62 )	9.39	8.26	8.63		.51	6.64
12/31/2024	8.99	.63	.25	.88	(.62 )	—	(.62 )	9.25	9.79	8.63		.50	6.77
12/31/2023	8.58	.61	.43	1.04	(.63 )	—	(.63 )	8.99	12.54	8.63		.49	6.91
12/31/2022	10.24	.54	(1.47)	(.93 )	(.73 )	—	(.73 )	8.58	(9.25)	9.65		.50	5.76
12/31/2021	9.84	.50	.34	.84	(.44 )	—	(.44 )	10.24	8.60	10.71		.58	4.86
Class 4:
12/31/2025	10.07	.65	.14	.79	(.59 )	—	(.59 )	10.27	7.93	235.95		.83	6.29
12/31/2024	9.75	.65	.27	.92	(.60 )	—	(.60 )	10.07	9.39	156.95		.82	6.45
12/31/2023	9.26	.63	.46	1.09	(.60 )	—	(.60 )	9.75	12.18	107.95		.81	6.62
12/31/2022	10.99	.55	(1.58)	(1.03)	(.70 )	—	(.70 )	9.26	(9.53)	77.97		.82	5.44
12/31/2021	10.54	.50	.36	.86	(.41 )	—	(.41 )	10.99	8.18	90	1.03	.89	4.52
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	384

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments	Ratio of expenses to average net assets after waivers/ reimburse- ments[2]	Ratio of net income (loss) to average net assets[2]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
American Funds Mortgage Fund
Class 1:
12/31/2025	$9.08	$.46	$.34	$.80	$(.42 )	$—	$(.42 )	$9.46	8.92%	$19	.39%	.32%	4.84%
12/31/2024	9.44	.47	(.38 )	.09	(.45 )	—	(.45 )	9.08	.93	17.39		.31	5.04
12/31/2023	9.45	.45	(.08 )	.37	(.38 )	—	(.38 )	9.44	4.03	17.41		.29	4.76
12/31/2022	10.63	.07	(1.10)	(1.03)	(.15 )	—	(.15 )	9.45	(9.76)	1.45		.25	.70
12/31/2021	11.11	.06	(.09 )	(.03 )	(.08 )	(.37 )	(.45 )	10.63	(.32 )	231.49		.29	.58
Class 1A:
12/31/2025	8.96	.43	.33	.76	(.40 )	—	(.40 )	9.32	8.57	3.64		.57	4.59
12/31/2024	9.32	.44	(.37 )	.07	(.43 )	—	(.43 )	8.96	.74	3.64		.56	4.78
12/31/2023	9.34	.41	(.07 )	.34	(.36 )	—	(.36 )	9.32	3.72	2.65		.53	4.38
12/31/2022	10.59	.19	(1.24)	(1.05)	(.20 )	—	(.20 )	9.34	(10.03)	2.69		.54	1.91
12/31/2021	11.08	.04	(.10 )	(.06 )	(.06 )	(.37 )	(.43 )	10.59	(.47 )	2.74		.54	.33
Class 2:
12/31/2025	8.98	.43	.34	.77	(.40 )	—	(.40 )	9.35	8.63	41.64		.56	4.60
12/31/2024	9.34	.45	(.38 )	.07	(.43 )	—	(.43 )	8.98	.68	42.64		.56	4.79
12/31/2023	9.36	.41	(.07 )	.34	(.36 )	—	(.36 )	9.34	3.68	44.64		.52	4.35
12/31/2022	10.61	.18	(1.23)	(1.05)	(.20 )	—	(.20 )	9.36	(9.94)	46.69		.54	1.87
12/31/2021	11.09	.04	(.10 )	(.06 )	(.05 )	(.37 )	(.42 )	10.61	(.57 )	58.74		.54	.33
Class 4:
12/31/2025	8.86	.40	.33	.73	(.38 )	—	(.38 )	9.21	8.32	63.89		.82	4.33
12/31/2024	9.23	.42	(.38 )	.04	(.41 )	—	(.41 )	8.86	.35	49.89		.82	4.53
12/31/2023	9.25	.38	(.06 )	.32	(.34 )	—	(.34 )	9.23	3.51	45.90		.78	4.12
12/31/2022	10.49	.16	(1.22)	(1.06)	(.18 )	—	(.18 )	9.25	(10.16)	40.94		.79	1.66
12/31/2021	10.97	.01	(.09 )	(.08 )	(.03 )	(.37 )	(.40 )	10.49	(.78 )	43.99		.79	.08
Refer to the end of the table(s) for footnote(s).

385	American Funds Insurance Series

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Ultra-Short Bond Fund
Class 1:
12/31/2025	$11.31	$.46	$.01	$.47	$(.50 )	$—	$(.50 )	$11.28	4.15%	$36	.31%	4.01%
12/31/2024	11.35	.58	(.01 )	.57	(.61 )	—	(.61 )	11.31	5.08	39.30		4.98
12/31/2023	11.35	.55	.01	.56	(.56 )	—	(.56 )	11.35	4.94	40.30		4.81
12/31/2022	11.27	.17	(.01 )	.16	(.08 )	—	(.08 )	11.35	1.42	51.32		1.48
12/31/2021	11.31	(.03 )	(.01 )	(.04 )	—	—	—	11.27	(.35 )	37.37		(.28 )
Class 1A:
12/31/2025	11.31	.43	.01	.44	(.47 )	—	(.47 )	11.28	3.92	— [9]	.53	3.78
12/31/2024	11.35	.55	— [4]	.55	(.59 )	—	(.59 )	11.31	4.86	— [9]	.53	4.74
12/31/2023	11.35	.54	—	.54	(.54 )	—	(.54 )	11.35	4.79	— [9]	.53	4.69
12/31/2022	11.28	.16	(.01 )	.15	(.08 )	—	(.08 )	11.35	1.32	— [9]	.31	1.40
12/31/2021	11.31	(.03 )	— [4]	(.03 )	—	—	—	11.28	(.27 )	— [9]	.36	(.28 )
Class 2:
12/31/2025	10.93	.42	— [4]	.42	(.47 )	—	(.47 )	10.88	3.83	215.56		3.77
12/31/2024	10.98	.53	— [4]	.53	(.58 )	—	(.58 )	10.93	4.89	245.55		4.73
12/31/2023	11.00	.51	— [4]	.51	(.53 )	—	(.53 )	10.98	4.64	273.55		4.56
12/31/2022	10.93	.13	— [4]	.13	(.06 )	—	(.06 )	11.00	1.17	297.57		1.23
12/31/2021	10.99	(.06 )	— [4]	(.06 )	—	—	—	10.93	(.55 )	245.62		(.53 )
Class 3:
12/31/2025	11.08	.43	— [4]	.43	(.48 )	—	(.48 )	11.03	3.86	4.49		3.84
12/31/2024	11.13	.54	— [4]	.54	(.59 )	—	(.59 )	11.08	4.91	4.48		4.79
12/31/2023	11.14	.52	.01	.53	(.54 )	—	(.54 )	11.13	4.75	4.48		4.64
12/31/2022	11.07	.13	— [4]	.13	(.06 )	—	(.06 )	11.14	1.19	4.50		1.19
12/31/2021	11.12	(.05 )	— [4]	(.05 )	—	—	—	11.07	(.45 )	5.55		(.46 )
Class 4:
12/31/2025	11.00	.39	— [4]	.39	(.43 )	—	(.43 )	10.96	3.59	53.81		3.52
12/31/2024	11.05	.50	.01	.51	(.56 )	—	(.56 )	11.00	4.62	51.80		4.47
12/31/2023	11.05	.48	.01	.49	(.49 )	—	(.49 )	11.05	4.44	56.80		4.28
12/31/2022	11.00	.12	(.03 )	.09	(.04 )	—	(.04 )	11.05	.83	80.82		1.05
12/31/2021	11.08	(.09 )	.01	(.08 )	—	—	—	11.00	(.72 )	46.87		(.79 )
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	386

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments	Ratio of expenses to average net assets after waivers/ reimburse- ments[2]	Ratio of net income (loss) to average net assets[2]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
U.S. Government Securities Fund
Class 1:
12/31/2025	$9.59	$.43	$.33	$.76	$(.45 )	$—	$(.45 )	$9.90	8.01%	$261	.33%	.26%	4.35%
12/31/2024	9.91	.45	(.35 )	.10	(.42 )	—	(.42 )	9.59	.99	268.33		.27	4.53
12/31/2023	9.99	.40	(.09 )	.31	(.39 )	—	(.39 )	9.91	3.21	257.33		.21	4.05
12/31/2022	11.67	.32	(1.56)	(1.24)	(.44 )	—	(.44 )	9.99	(10.75)	242.36		.22	2.90
12/31/2021	13.04	.18	(.26 )	(.08 )	(.18 )	(1.11)	(1.29)	11.67	(.44 )	522.39		.29	1.50
Class 1A:
12/31/2025	9.53	.41	.33	.74	(.43 )	—	(.43 )	9.84	7.80	300.58		.51	4.10
12/31/2024	9.87	.42	(.35 )	.07	(.41 )	—	(.41 )	9.53	.70	286.58		.51	4.23
12/31/2023	9.96	.38	(.10 )	.28	(.37 )	—	(.37 )	9.87	2.88	5.58		.46	3.83
12/31/2022	11.63	.29	(1.55)	(1.26)	(.41 )	—	(.41 )	9.96	(10.93)	4.60		.47	2.70
12/31/2021	13.00	.16	(.26 )	(.10 )	(.16 )	(1.11)	(1.27)	11.63	(.65 )	5.64		.53	1.28
Class 2:
12/31/2025	9.46	.40	.33	.73	(.43 )	—	(.43 )	9.76	7.75	1,056.58		.51	4.10
12/31/2024	9.78	.42	(.34 )	.08	(.40 )	—	(.40 )	9.46	.75	1,051.58		.52	4.28
12/31/2023	9.87	.37	(.09 )	.28	(.37 )	—	(.37 )	9.78	2.89	1,073.58		.46	3.80
12/31/2022	11.53	.29	(1.54)	(1.25)	(.41 )	—	(.41 )	9.87	(10.95)	1,059.61		.47	2.69
12/31/2021	12.89	.15	(.25 )	(.10 )	(.15 )	(1.11)	(1.26)	11.53	(.62 )	1,391.64		.54	1.24
Class 3:
12/31/2025	9.62	.42	.32	.74	(.43 )	—	(.43 )	9.93	7.78	5.51		.44	4.17
12/31/2024	9.94	.43	(.35 )	.08	(.40 )	—	(.40 )	9.62	.79	5.51		.44	4.35
12/31/2023	10.02	.39	(.10 )	.29	(.37 )	—	(.37 )	9.94	3.00	6.51		.39	3.85
12/31/2022	11.70	.30	(1.57)	(1.27)	(.41 )	—	(.41 )	10.02	(10.90)	6.54		.40	2.76
12/31/2021	13.07	.16	(.26 )	(.10 )	(.16 )	(1.11)	(1.27)	11.70	(.62 )	9.57		.47	1.31
Class 4:
12/31/2025	9.44	.38	.33	.71	(.41 )	—	(.41 )	9.74	7.54	255.83		.76	3.85
12/31/2024	9.77	.39	(.34 )	.05	(.38 )	—	(.38 )	9.44	.44	210.83		.77	4.02
12/31/2023	9.86	.35	(.10 )	.25	(.34 )	—	(.34 )	9.77	2.62	183.83		.71	3.54
12/31/2022	11.52	.26	(1.54)	(1.28)	(.38 )	—	(.38 )	9.86	(11.19)	190.85		.72	2.45
12/31/2021	12.88	.12	(.25 )	(.13 )	(.12 )	(1.11)	(1.23)	11.52	(.88 )	238.89		.79	.98
Refer to the end of the table(s) for footnote(s).

387	American Funds Insurance Series

Financial highlights (continued)

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[12]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,12]	Net effective expense ratio[2,13,14]	Ratio of net income (loss) to average net assets[2]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Managed Risk Growth Fund
Class P1:
12/31/2025	$13.35	$.06	$1.67	$1.73	$(.25 )	$(.57 )	$(.82 )	$14.26	13.63%	$14	.38%	.36%	.67%	.47%
12/31/2024	10.86	.10	2.48	2.58	(.09 )	—	(.09 )	13.35	23.82	14.42		.37	.69	.81
12/31/2023	11.37	.08	2.28	2.36	(.08 )	(2.79)	(2.87)	10.86	23.77	13.42		.37	.70	.77
12/31/2022	18.53	.06	(4.46)	(4.40)	(.22 )	(2.54)	(2.76)	11.37	(24.62)	9.41		.36	.68	.47
12/31/2021	17.25	.04	2.16	2.20	(.18 )	(.74 )	(.92 )	18.53	13.08	13.41		.36	.69	.19
Class P2:
12/31/2025	13.19	.03	1.66	1.69	(.19 )	(.57 )	(.76 )	14.12	13.41	491.63		.62	.93	.21
12/31/2024	10.73	.06	2.46	2.52	(.06 )	—	(.06 )	13.19	23.50	513.67		.62	.94	.52
12/31/2023	11.28	.05	2.26	2.31	(.07 )	(2.79)	(2.86)	10.73	23.50	495.67		.62	.95	.43
12/31/2022	18.42	.03	(4.45)	(4.42)	(.18 )	(2.54)	(2.72)	11.28	(24.88)	445.67		.62	.94	.20
12/31/2021	17.11	(.01 )	2.16	2.15	(.10 )	(.74 )	(.84 )	18.42	12.89	584.67		.62	.95	(.07 )
Managed Risk International Fund
Class P1:
12/31/2025	$8.23	$.14	$1.10	$1.24	$(.13 )	$—	$(.13 )	$9.34	15.33%	$2	.41%	.36%	.83%	1.58%
12/31/2024	8.36	.13	(.12 )	.01	(.14 )	—	(.14 )	8.23	(.05 )	2.46		.37	.84	1.50
12/31/2023	8.61	.13	.41	.54	(.15 )	(.64 )	(.79 )	8.36	6.36	2.46		.36	.84	1.60
12/31/2022	10.55	.15	(1.75)	(1.60)	(.34 )	—	(.34 )	8.61	(15.27)	2.44		.37	.85	1.70
12/31/2021	11.07	.24	(.67 )	(.43 )	(.09 )	—	(.09 )	10.55	(3.92)	2.44		.36	.86	2.12
Class P2:
12/31/2025	8.18	.10	1.12	1.22	(.11 )	—	(.11 )	9.29	15.09	111.68		.63	1.10	1.23
12/31/2024	8.32	.10	(.13 )	(.03 )	(.11 )	—	(.11 )	8.18	(.45 )	112.72		.63	1.10	1.19
12/31/2023	8.58	.10	.42	.52	(.14 )	(.64 )	(.78 )	8.32	6.22	122.73		.63	1.11	1.21
12/31/2022	10.48	.12	(1.74)	(1.62)	(.28 )	—	(.28 )	8.58	(15.54)	124.70		.63	1.11	1.36
12/31/2021	10.99	.20	(.65 )	(.45 )	(.06 )	—	(.06 )	10.48	(4.13)	160.71		.63	1.13	1.79
Managed Risk Washington Mutual Investors Fund
Class P1:
12/31/2025	$11.76	$.20	$1.07	$1.27	$(.26 )	$—	$(.26 )	$12.77	10.95%	$3	.37%	.36%	.61%	1.64%
12/31/2024	10.50	.20	1.28	1.48	(.22 )	—	(.22 )	11.76	14.20	3.41		.36	.61	1.80
12/31/2023	11.24	.20	.79	.99	(.24 )	(1.49)	(1.73)	10.50	10.04	3.42		.37	.63	1.91
12/31/2022	12.95	.23	(1.38)	(1.15)	(.56 )	—	(.56 )	11.24	(8.92)	3.41		.36	.60	1.96
12/31/2021	11.24	.16	1.79	1.95	(.24 )	—	(.24 )	12.95	17.46	2.41		.36	.66	1.33
Class P2:
12/31/2025	11.69	.16	1.07	1.23	(.23 )	—	(.23 )	12.69	10.65	312.64		.63	.88	1.34
12/31/2024	10.43	.17	1.28	1.45	(.19 )	—	(.19 )	11.69	13.99	319.68		.63	.88	1.51
12/31/2023	11.18	.18	.77	.95	(.21 )	(1.49)	(1.70)	10.43	9.73	322.68		.63	.89	1.71
12/31/2022	12.88	.19	(1.37)	(1.18)	(.52 )	—	(.52 )	11.18	(9.16)	321.67		.62	.86	1.62
12/31/2021	11.18	.11	1.79	1.90	(.20 )	—	(.20 )	12.88	17.11	371.68		.62	.92	.91
Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	388

Financial highlights (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[12]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,12]	Net effective expense ratio[2,13,14]	Ratio of net income (loss) to average net assets[2]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Managed Risk Growth-Income Fund
Class P1:
12/31/2025	$14.35	$.20	$1.36	$1.56	$(.34 )	$(.56 )	$(.90 )	$15.01	11.45%	$1,834	.37%	.36%	.63%	1.35%
12/31/2024	12.53	.21	2.02	2.23	(.23 )	(.18 )	(.41 )	14.35	18.03	1,903.41		.36	.63	1.55
12/31/2023	12.51	.20	1.65	1.85	(.21 )	(1.62)	(1.83)	12.53	16.17	1,910.41		.36	.63	1.64
12/31/2022	15.73	.18	(2.79)	(2.61)	(.30 )	(.31 )	(.61 )	12.51	(16.74)	1,833.41		.36	.62	1.33
12/31/2021	14.01	.14	1.99	2.13	(.21 )	(.20 )	(.41 )	15.73	15.32	2,328.41		.36	.64	.96
Class P2:
12/31/2025	14.25	.16	1.35	1.51	(.30 )	(.56 )	(.86 )	14.90	11.17	258.62		.61	.88	1.10
12/31/2024	12.45	.17	2.01	2.18	(.20 )	(.18 )	(.38 )	14.25	17.69	274.66		.61	.88	1.29
12/31/2023	12.44	.17	1.64	1.81	(.18 )	(1.62)	(1.80)	12.45	15.90	277.66		.61	.88	1.39
12/31/2022	15.64	.15	(2.78)	(2.63)	(.26 )	(.31 )	(.57 )	12.44	(16.93)	268.66		.61	.87	1.10
12/31/2021	13.93	.10	1.98	2.08	(.17 )	(.20 )	(.37 )	15.64	15.05	340.66		.61	.89	.70
Managed Risk Asset Allocation Fund
Class P1:
12/31/2025	$13.20	$.26	$1.22	$1.48	$(.39 )	$(.83 )	$(1.22)	$13.46	12.01%	$13	.38%	.36%	.65%	1.96%
12/31/2024	11.90	.29	1.45	1.74	(.27 )	(.17 )	(.44 )	13.20	14.90	12.41		.36	.65	2.28
12/31/2023	12.43	.31	.87	1.18	(.26 )	(1.45)	(1.71)	11.90	10.51	10.41		.36	.66	2.61
12/31/2022	15.33	.24	(2.34)	(2.10)	(.32 )	(.48 )	(.80 )	12.43	(13.75)	7.41		.36	.65	1.80
12/31/2021	13.84	.21	1.55	1.76	(.27 )	—	(.27 )	15.33	12.82	7.41		.36	.66	1.43
Class P2:
12/31/2025	12.78	.17	1.22	1.39	(.34 )	(.83 )	(1.17)	13.00	11.67	1,463.63		.61	.90	1.30
12/31/2024	11.53	.22	1.44	1.66	(.24 )	(.17 )	(.41 )	12.78	14.63	2,014.66		.61	.90	1.81
12/31/2023	12.09	.21	.90	1.11	(.22 )	(1.45)	(1.67)	11.53	10.23	2,093.66		.61	.91	1.86
12/31/2022	14.93	.18	(2.25)	(2.07)	(.29 )	(.48 )	(.77 )	12.09	(13.97)	2,182.66		.61	.90	1.40
12/31/2021	13.45	.15	1.53	1.68	(.20 )	—	(.20 )	14.93	12.50	2,812.66		.61	.91	1.03
Refer to the end of the table(s) for footnote(s).

389	American Funds Insurance Series

Financial highlights (continued)

Portfolio turnover rate for all share classes excluding mortgage dollar roll transactions[15,16]	Year ended December 31,
	2025[17]	2024	2023	2022	2021
Capital Income Builder	72%	49%	59%	48%	60%
Asset Allocation Fund	72	43	54	42	45
American Funds Global Balanced Fund	57	55	43	111	36
The Bond Fund of America	159	102	129	77	87
Capital World Bond Fund	59	54	110	114	64
American Funds Mortgage Fund	65	52	85	56	38
U.S. Government Securities Fund	44	43	113	77	126
Portfolio turnover rate for all share classes including mortgage dollar roll transactions, if any[15,16]	Year ended December 31,
	2025[17]	2024	2023	2022	2021
Global Growth Fund	45%	41%	29%	29%	18%
Global Small Capitalization Fund	51	47	36	40	29
Growth Fund	27	23	23	29	25
International Fund	63	35	28	42	44
New World Fund	49	55	36	40	43
Washington Mutual Investors Fund	37	31	29	30	90
Capital World Growth and Income Fund	45	34	29	42	85
Growth-Income Fund	27	45	26	25	24
International Growth and Income Fund	48	39	38	48	41
Capital Income Builder	87	107	149	126	93
Asset Allocation Fund	115	129	159	118	124
American Funds Global Balanced Fund	86	141	103	126	39
The Bond Fund of America	247	398	545	415	456
Capital World Bond Fund	106	269	286	188	91
American High-Income Trust	39	45	40	34	56
American Funds Mortgage Fund	421	644	1053	1141	975
U.S. Government Securities Fund	253	398	744	695	433
Ultra-Short Bond Fund	— [18]	— [18]	— [18]	— [18]	— [18]
U.S. Small and Mid Cap Equity Fund	82	4 [6,7,8]
Managed Risk Growth Fund	32	14	39	97	32
Managed Risk International Fund	17	11	27	82	24
Managed Risk Washington Mutual Investors Fund	22	8	19	70	16
Managed Risk Growth-Income Fund	29	13	21	67	13
Managed Risk Asset Allocation Fund	15	7	13	48	5

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers and/or reimbursements from CRMC and/or AFS, if any.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[4]	Amount less than $.01.
[5]	Amount less than .01%.
[6]	Based on operations for a period that is less than a full year.
[7]	For the period November 15, 2024, commencement of operations, through December 31, 2024.
[8]	Not annualized.
[9]	Amount less than $1 million.
[10]	Annualized.
[11]
All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services and/or insur-
ance administrative services, as applicable, are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[12]	This column does not include expenses of the underlying funds in which each fund invests.
[13]
This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented.

[14]	Unaudited.
[15]	Refer to Note 5 for further information on mortgage dollar rolls.
[16]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[17]	Rates exclude in-kind transactions, if any.
[18]	Amount is either less than 1% or there is no turnover.

Refer to the notes to financial statements.

American Funds Insurance Series	390

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Washington Mutual Investors Fund, U.S. Small and Mid Cap Equity Fund, Capital World Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of each of the funds listed in the table below (twenty-four of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of December 31, 2025, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statements of operations	Statements of changes in net assets	Financial highlights
Global Growth Fund	For the year ended December 31, 2025	For the years ended December 31, 2025 and 2024	For the years ended December 31, 2025, 2024, 2023, 2022 and 2021
Global Small Capitalization Fund
Growth Fund
International Fund
New World Fund
Washington Mutual Investors Fund
Capital World Growth and Income Fund
Growth-Income Fund
International Growth and Income Fund
Capital Income Builder
Asset Allocation Fund
American Funds Global Balanced Fund
The Bond Fund of America
Capital World Bond Fund
American High-Income Trust
American Funds Mortgage Fund
Ultra-Short Bond Fund
U.S. Government Securities Fund
Managed Risk Growth Fund
Managed Risk International Fund
Managed Risk Washington Mutual Investors Fund
Managed Risk Growth-Income Fund
Managed Risk Asset Allocation Fund
U.S. Small and Mid Cap Equity Fund		For the year ended December 31, 2025 and the period November 15, 2024 (commencement of operations) through December 31, 2024

391	American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Los Angeles, California
February 13, 2026
We have served as the auditor of one or more investment companies in The Capital Group group of investment companies since 1934.

American Funds Insurance Series	392

Changes in and disagreements with accountants

On December 10, 2025, PricewaterhouseCoopers LLP (“PwC”) was dismissed and Deloitte & Touche LLP (“D&T”) was appointed as the independent registered public accounting firm for the funds constituting the American Funds Insurance Series (hereafter referred to as the “series”) for the fiscal year ending December 31, 2026 audit. The change in the series’ independent registered public accounting firm was approved by the series’ board of trustees, including a majority of the independent trustees, upon recommendation of the audit committee, as part of a broader effort to update board oversight and fund operations. The dismissal does not affect PwC’s previous engagement to audit the series’ financial statements for the fiscal year ended December 31, 2025.
PwC’s reports on the series’ financial statements as of and for the fiscal years ended December 31, 2024 and December 31, 2025 did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. At no point during the series’ fiscal years ended December 31, 2024 and December 31, 2025 and the subsequent interim period through February 13, 2026, (i) were there any disagreements between management and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the series’ financial statements for such periods, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The series requested that PwC furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as an exhibit to the series’ Form N-CSR.
During the series’ fiscal years ended December 31, 2024 and December 31, 2025 and the subsequent interim period through February 13, 2026, neither the series, nor anyone on its behalf, consulted with D&T on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the series’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

393	American Funds Insurance Series

Matters submitted for shareholder vote

Results of special meeting of shareholders
Held November 25, 2025
Shares outstanding (all classes) on August 28, 2025 (record date):
6,453,899,830
Total shares voting on November 25, 2025:
5,466,407,300 (84.7% of shares outstanding)
The proposal: To elect board members
Board member	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
Christopher D. Buchbinder	5,306,101,397	97.1%	160,305,903	2.9%
Vanessa C. L. Chang	5,284,613,703	96.7%	181,793,597	3.3%
Francisco G. Cigarroa	5,286,720,803	96.7%	179,686,497	3.3%
Nariman Farvardin	5,280,935,681	96.6%	185,471,619	3.4%
Jennifer C. Feikin	5,301,887,966	97.0%	164,519,334	3.0%
John G. Freund	5,294,548,932	96.9%	171,858,368	3.1%
Leslie Stone Heisz	5,298,606,338	96.9%	167,800,962	3.1%
Sharon I. Meers	5,301,554,248	97.0%	164,853,052	3.0%
William L. Robbins	5,308,925,891	97.1%	157,481,409	2.9%
Kenneth M. Simril	5,304,791,425	97.0%	161,615,875	3.0%
Margaret Spellings	5,296,599,626	96.9%	169,807,674	3.1%
Christopher E. Stone	5,297,067,517	96.9%	169,339,783	3.1%
Alexandra Trower	5,307,205,561	97.1%	159,201,739	2.9%
Paul S. Williams	5,302,164,262	97.0%	164,243,038	3.0%
Remuneration paid to directors, officers and others

Refer to the trustees’ deferred compensation disclosure in the notes to financial statements.
Approval of Investment Advisory and Service Agreement

Not applicable for the current reporting period due to the timing of the board’s approval of this agreement.

American Funds Insurance Series	394

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Renumeration Paid to Directors, Officers, and Others of Open-End Investment Companies is included as part of the Financial Statements filed under Item 7(a) of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The registrant’s Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Financial Statements filed under Item 7(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 15. Submission of Matters to a Vote of Security Holders

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

Item 18. Recovery of Erroneously Awarded Compensation

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) Not applicable.

(a)(3) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b)(1) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)(2) The certification required under Section 906 of the Sarbanes-Oxley Act of 2002, regarding American Funds Growth Portfolio, a series of the Trust, by American Funds Insurance Series, is attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST I

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 6, 2026

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 6, 2026